UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05186

Exact name of registrant as specified in charter:	Advanced Series Trust

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2012

Date of reporting period:	12/31/2012

Item 1	– Reports to Stockholders

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2012

This report is one of several that provides financial information about certain investment choices available under variable annuity contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report. Please refer to your variable annuity contract prospectus to determine which supplements are applicable to you.

To receive your annual reports online, go to www.prudentialannuities.com/investor/edelivery, or scan the code below.

AST BlackRock Value Portfolio
AST Cohen & Steers Realty Portfolio
AST Federated Aggressive Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST J.P. Morgan International Equity Portfolio AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio
AST MFS Large-Cap Value Portfolio
AST Mid-Cap Value Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Small Cap Growth Portfolio
AST Small Cap Value Portfolio
AST T. Rowe Price Equity Income Portfolio
AST T. Rowe Price Global Bond Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Wellington Management Hedged Equity Portfolio

Advanced Series Trust Table of Contents	Annual Report	December 31, 2012

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST BlackRock Value Portfolio	A1
	AST Cohen & Steers Realty Portfolio	A5
	AST Federated Aggressive Growth Portfolio	A8
	AST Goldman Sachs Concentrated Growth Portfolio	A14
	AST Goldman Sachs Large-Cap Value Portfolio	A17
	AST Goldman Sachs Mid-Cap Growth Portfolio	A21
	AST Goldman Sachs Small-Cap Value Portfolio	A25
	AST International Growth Portfolio	A33
	AST International Value Portfolio	A39
	AST J.P. Morgan International Equity Portfolio	A47
	AST Jennison Large-Cap Growth Portfolio	A51
	AST Jennison Large-Cap Value Portfolio	A55
	AST Large-Cap Value Portfolio	A58
	AST Marsico Capital Growth Portfolio	A61
	AST MFS Global Equity Portfolio	A64
	AST MFS Growth Portfolio	A68
	AST MFS Large-Cap Value Portfolio	A72
	AST Mid-Cap Value Portfolio	A76
	AST Neuberger Berman Mid-Cap Growth Portfolio	A80
	AST Neuberger Berman/LSV Mid-Cap Value Portfolio	A84
	AST New Discovery Asset Allocation Portfolio	A89
	AST Parametric Emerging Markets Equity Portfolio	A105
	AST Small-Cap Growth Portfolio	A123
	AST Small-Cap Value Portfolio	A128
	AST T. Rowe Price Equity Income Portfolio	A140
	AST T. Rowe Price Global Bond Portfolio	A145
	AST T. Rowe Price Large-Cap Growth Portfolio	A172
	AST T. Rowe Price Natural Resources Portfolio	A176
	AST Wellington Management Hedged Equity Portfolio	A180

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Officers

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2012

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 31, 2013

Advanced Series Trust, BlackRock Value Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	13.40%	-1.21%	6.60%
Russell 1000® Value Index	17.51	0.59	7.38
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST BlackRock Value Portfolio returned 13.40%.

The investment objective of the Portfolio is maximum growth of capital by investing primarily in the value stocks of larger companies. The Portfolio is subadvised by BlackRock Investment Management, LLC.

Although major catastrophes were avoided in 2012, it was a year of “risk-on/risk-off” trading as investors reacted to developments in Europe and, to a lesser extent, China, and to political trends in the United States. An early-year rally was followed by mid-year fear-induced risk aversion and then by mixed performance. The Russell 1000® Value Index (the Index) returned 17.51%. Midcap stocks slightly outperformed those of both larger and smaller firms, but value stocks outperformed growth across the capitalization spectrum and the Index was above the return for the broader U.S. equity market. It was driven by a very strong return in its financials sector, which makes up more than a quarter of its market capitalization. Its top-performing sector was consumer discretionary stocks, which returned about 35%. No sector had a negative return, although the utilities and energy sectors were in the low single digits.

The Portfolio trailed the Index because of both stock selection and sector allocations. At the sector level, information technology was the largest detractor, as companies exposed to enterprise spending or technology product cycles were weak because of the sluggish economic environment. This was most notable in the computers and peripherals, communications equipment, and software industries. Large individual technology detractors included Hewlett-Packard (a position reduced during the year) and Cisco Systems, which was eliminated.

The broad underweight in financials was the most significant detractor early in the period as the sector performed well due to improved economic data and investor confidence. Insurance holdings were an additional source of weakness in the sector. Moreover, BlackRock closed the underweight in financials, which proved advantageous as the sector was among the strongest contributors to performance in the final months of the reporting period. However, stock selection and an overweight in healthcare reduced relative results, particularly positions in providers and services such as Humana and pharmaceuticals such as Merck. The Portfolio was overexposed to a pharmacy benefit manager whose shares plunged on caution about the outlook for 2013.

The largest positive contributor to performance compared with the Index was an underweight in utilities. Moreover, the Portfolio held positions within the sector in the more economically-sensitive independent power producers at the expense of traditional regulated utility companies, which improved performance. Among materials stocks, selection also added value, especially in the chemical industry, where higher corn prices due to severe drought in the Corn Belt and favorable natural gas costs drove strong results for CF Industries, a fertilizer holding.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Cohen & Steers Realty Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	15.35%	6.28%	12.44%
FTSE NAREIT Equity REIT Index	19.70	5.74	11.78
Wilshire US REIT Total Return Index	17.59	5.25	11.57

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Cohen & Steers Realty Portfolio returned 15.35%.

The Portfolio is subadvised by Cohen & Steers Capital Management, Inc. and its investment objective is to maximize total return through investment in real estate investment trust securities (REITs).

U.S. real estate securities outperformed the broader stock market for the fourth consecutive year in 2012. REITs continued to benefit from a modest growth in demand and scant new supply creation within a slowly recovering domestic economy. These fundamentals generally allowed landlords to increase rents, which contributed to rising cash flows.

Performance was positive for all property types, led by industrial, regional mall, and shopping center owners. These sectors benefited from strong demand from retailers as consumer spending improved, aided by early signs of a recovery in the housing market. The office sector underperformed as demand softened, particularly in Washington, D.C., and New York, which were hampered by uncertainty in the government and financial sectors, respectively. All sectors within the Index posted double-digit returns, with the exception of residential, which includes apartments and manufactured homes.

The Portfolio trailed its benchmark, the FTSE NAREIT Equity REIT Index (the Index). Stock selection in the apartment sector detracted from performance, reflecting in part the Portfolio’s sizable allocation to holdings in equity residential properties, which posted a modest gain. An underweight to healthcare property companies relative to the Index also hampered performance, although favorable stock selection within the sector partly offset the weak performance.

However, these negative factors were partially offset by good stock selection and an overweight to hotel companies. An allocation to Orient-Express Hotels, a holding that is not included in the Index, rallied amid speculation that the company would be acquired, and subsequently boosted returns. Stock selection in the self-storage sector also contributed to performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE NAREIT) Equity REIT Index is an unmanaged index which measures the performance of all real estate investment trusts listed on the New York Stock Exchange, the NASDAQ National Market, and the American Stock Exchange. Wilshire US REIT Total Return Index is a float-adjusted market capitalization-weighted index of publicly traded real estate securities such as real estate investment trusts and real estate operating companies. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Federated Aggressive Growth Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	20.08%	0.51%	11.39%
Russell 2000® Growth Index	14.59	3.49	9.80
Russell 2000® Index	16.35	3.56	9.72

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Federated Aggressive Growth Portfolio returned 20.08%.

The Portfolio is subadvised by Federated Investors’ Kaufmann Investment Team, which seeks to achieve superior long term performance by uncovering promising growth companies trading at attractive valuations through proprietary fundamental research. The Portfolio’s investment objective is capital growth.

The Russell 2000 Growth Index (the Index) returned 14.59%. Markets were volatile as they digested both corporate and macroeconomic events, with weakness particularly in March through June. Subsequently, the stock market rallied significantly, posting strong returns through the remainder of the year. Mid-cap stocks slightly outperformed those of both larger and smaller firms, and value stocks outperformed growth across the capitalization spectrum. Globally, central banks remained accommodative by continuing bond purchase programs to reduce both sovereign and corporate interest rates.

The Portfolio’s significant outperformance of the Index was primarily due to strong stock selection. Investments that contributed most to the Portfolio’s returns during the period included a casual dining and fast-food restaurant based in Brazil, a software data management firm, a maker of Web-based human resources and recruiting services (which is being acquired by IBM), three biopharmaceutical companies, Italian and Brazilian clothing and accessories firms, a Canadian athletic clothing company, and a chemical firm.

The Portfolio also benefited from a substantial underweighting of the energy sector and overweighting of the healthcare sector relative to the Index. This was slightly offset by a small overweighting of the below-average technology sector. Stock selection among foreign holdings was generally very strong and the exposure particularly to Brazil and Italy contributed significantly to outperformance. Although the Portfolio was substantially invested in stocks, an average cash position of 3.5% held back relative performance.

Use of derivatives during the fiscal period did not materially affect the performance of the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Concentrated Growth Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	19.77%	2.51%	6.66%
Russell 1000® Growth Index	15.26	3.12	7.52
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Goldman Sachs Concentrated Growth Portfolio returned 19.77%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. The Portfolio’s investment objective is to achieve long-term growth of capital.

The S&P 500 Index, a measure of the broad U.S. equity market, was down 0.38% in the fourth quarter, but gained 15.99% for the full year, the fourth consecutive year of gains. Throughout the year, U.S. equities generally reflected optimism. Among the year’s most significant themes were the Federal Reserve’s (the Fed) unwavering commitment to low interest rates and monetary easing by central banks in the U.S., Europe, and Japan, which drove market-leading returns in financial stocks. Despite encouraging signs of momentum in the housing market and stabilization in the labor market, uncertainty over the ‘fiscal cliff’ dampened sentiment in the fourth quarter.

The Portfolio outperformed its benchmark, the Russell 1000® Growth Index (the Index), which returned 15.26%. Good stock selection in the consumer discretionary and information technology sectors contributed to performance, while weakness in positions in the healthcare and materials sectors detracted relative to the Index.

Equinix, a leading data center services company, was the top contributor to returns. It announced plans in the third quarter to convert to a real estate investment trust (REIT), which should provide tax and valuation benefits. The market has begun to recognize that Equinix may be trading at a discount to similar companies and to appreciate the growth and stability of the company’s revenue stream. Wireless tower company Crown Castle International was also a top contributor as its shares rose after the company closed a transaction to acquire exclusive rights to T-Mobile’s approximately 7,100 towers.

Facebook detracted from returns after projected revenue growth was challenged by analysts and a large amount of insider selling occurred, hurting the stock. The Portfolio exited its Facebook position in the third quarter as the company’s growth path has become more extended and less certain. A position in NetApp, Inc., a developer of data storage hardware and software for enterprise clients, was also a drag on performance after its share price underperformed in the second quarter when the company cut its revenue guidance, citing economic weakness and softening industry trends. Goldman Sachs believes storage devices that are easier to buy, install, and manage give the company a strong competitive advantage that could potentially drive market share gains going forward.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Large-Cap Value Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	19.67%	-2.04%	5.53%
Russell 1000® Value Index	17.51	0.59	7.38
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Goldman Sachs Large-Cap Value Portfolio returned 19.67%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. The Portfolio’s investment objective is to achieve long-term growth of capital.

The S&P 500 Index, a measure of the broad U.S. equity market, was down 0.38% in the fourth quarter, but gained 15.99% for the full year, the fourth consecutive year of gains. Throughout the year, U.S. equities generally reflected optimism. Among the year’s most significant themes were the Federal Reserve’s (the Fed) unwavering commitment to low interest rates and monetary easing by central banks in the U.S., Europe and Japan, which drove market-leading returns in financial stocks. Despite encouraging signs of momentum in the housing market and stabilization in the labor market, uncertainty over the ‘fiscal cliff’ dampened sentiment in the last quarter.

All sectors in the S&P 500 ended the year in positive territory. As measured by various Russell indexes, mid- and small-cap stocks narrowly outperformed large-cap stocks, and all three groups posted double-digit returns. Value stocks outpaced the gains of growth stocks across all market capitalizations.

The Portfolio outperformed the Index, which returned 17.51%. Telecommunication services were the top performing sector in the Portfolio, whereas its positions in the energy sector detracted from returns, relative to the Index.

Sprint Nextel Corporation was the Portfolio’s top performing stock. Its shares gained sharply after the U.S. mobile operator reported a significant increase in the average revenue per subscriber during the second quarter and raised profit targets. Sprint agreed to sell 70% of its shares to SoftBank, a Japanese telecom company. The position was subsequently sold, having successfully achieved the Portfolio’s investment expectations.

Devon Energy Corp. was the Portfolio’s top overall detractor. The energy sector lagged in 2012 as oil prices remained relatively stable, balancing continued unrest in several oil-producing regions with potential supply increases from U.S. shale production and a modest outlook for global growth. The price of Devon Energy shares fell along with the broader energy sector, as well as after the company reported third quarter production levels had missed expectations due to operating issues. The Portfolio continues to hold the stock, believing that the value is not fully recognized in its current market price.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Mid-Cap Growth Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Years
Portfolio	19.62%	5.28%	10.16%
Russell Midcap® Growth Index	15.81	3.23	10.32
S&P MidCap 400 Index	17.88	5.15	10.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Goldman Sachs Mid-Cap Growth Portfolio returned 19.62%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. The Portfolio’s investment objective is to achieve long-term growth of capital.

The S&P 500 Index, a measure of the broad U.S. equity market, was down 0.38% in the fourth quarter, but gained 15.99% for the full year, the fourth consecutive year of gains. Throughout the year, U.S. equities generally reflected optimism. Among the year’s most significant themes were the Federal Reserve’s (the Fed) unwavering commitment to low interest rates and monetary easing by central banks in the U.S., Europe and Japan, which drove market-leading returns in financial stocks. Despite encouraging signs of momentum in the housing market and stabilization in the labor market, uncertainty over the ‘fiscal cliff’ dampened sentiment in the last quarter.

All sectors in the S&P 500 ended the year in positive territory. As measured by various Russell indexes, mid- and small-cap stocks narrowly outperformed large-cap stocks, and all three groups posted double-digit returns. Value stocks outpaced the gains of growth stocks across all market capitalizations.

The Portfolio outperformed the Index which returned 15.81%. Good stock selection in the information technology and telecommunication services sectors contributed to performance, while select positions in the industrials and healthcare sectors detracted compared to the Index.

Equinix, a leading data center services company, was the top contributor to returns. It announced plans in third quarter to convert to a real estate investment trust (REIT), which should provide tax and valuation benefits. The market has begun to recognize that Equinix may be trading at a discount to similar companies and to appreciate the growth and stability of the company’s revenue stream. SBA Communications Corp. also performed well as it benefited from the current growth trends that are driving the wireless communication industry. Management has indicated that it is evaluating whether converting to a real estate investment trust (REIT) could potentially to unlock further shareholder value.

Deckers Outdoor Corporation was the top detractor from relative returns. The company’s earnings and guidance were disappointing, as the company continued to battle headwinds from the impact of an unseasonably warm winter in 2011 that pressured the company’s inventory position and profitability. Goldman Sachs expects Deckers to show improved sales and margin expansion in 2013. Another performance detractor was a position in Rovi Corp., a company that holds patents on interactive program guides (IPGs) for video delivery services and devices. The Portfolio exited the position after some management execution errors and delays in the market development of key business disappointed.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Goldman Sachs Small-Cap Value Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	15.69%	6.69%	10.60%
Russell 2000® Value Index	18.05	3.55	9.50
Russell 2000® Index	16.35	3.56	9.72

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Goldman Sachs Small-Cap Value Portfolio returned 15.69%.

The Portfolio is subadvised by Goldman Sachs Asset Management, L.P. The Portfolio’s investment objective is long-term growth of capital.

The S&P 500 Index, a measure of the broad U.S. equity market, was down 0.38% in the fourth quarter, but gained 15.99% for the full year, the fourth consecutive year of gains. Throughout the year, U.S. equities generally reflected optimism. Among the year’s most significant themes were the Federal Reserve’s (the Fed) unwavering commitment to low interest rates and monetary easing by central banks in the U.S., Europe and Japan, which drove market-leading returns in financial stocks. Despite encouraging signs of momentum in the housing market and stabilization in the labor market, uncertainty over the ‘fiscal cliff’ dampened sentiment in the last quarter.

All sectors in the S&P 500 ended the year in positive territory. As measured by various Russell indexes, mid- and small-cap stocks narrowly outperformed large-cap stocks, and all three groups posted double-digit returns. Value stocks outpaced the gains of growth stocks across all market capitalizations.

The Portfolio underperformed the Index, which returned 18.05%. In the U.S., banks have continued to build capital levels, reduce leverage, and improve their credit profiles. The financials sector was the largest contributor to Index performance, but the Portfolio’s holdings in the sector detracted from returns. The Portfolio’s positions in the industrials sector contributed most positively to returns.

Ocwen Financial Corporation was the top overall contributor to returns at the stock level. The share price of the company, which specializes in the servicing of non-prime residential loans, performed well after third quarter earnings demonstrated strong growth in servicing revenues.

Meadowbrook Insurance Group, Inc. was the top overall detractor in the Portfolio after its shares fell during the second quarter due to a higher-than-expected increase in net loss estimates for 2011 and prior accident years. In addition, Meadowbrook has continued to face headwinds stemming from higher costs in its workers’ compensation business. Subsequently, the Portfolio moderated its position size.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Value Index is an unmanaged index comprised of securities in the Russell 2000 Index with a less-than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, International Growth Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	20.37%	-4.17%	8.24%
MSCI EAFE Index® (GD)	17.90	-3.21	8.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST International Growth Portfolio returned 20.37%.

The Portfolio’s assets are independently subadvised by William Blair & Company, Marsico Capital Management, LLC, and Jennison Associates for long-term growth of capital.

The MSCI EAFE Index (GD) (the Index) climbed by 17.90%. Growth style international stocks slightly trailed international value. The Index’s return was dominated by its financials sector, which makes up almost a quarter of the Index by capitalization and which rose more than 28% in U.S. Dollars. The consumer discretionary sector also made a significant contribution. Japan lagged considerably behind, and Europe, despite the economic uncertainty there, turned in a strong performance. The United Kingdom was about average. The international telecommunications, energy, and utilities sectors had negative returns over the year.

The Portfolio beat the Index primarily because of good stock selection, as information technology holdings of all three subadvisers advanced significantly. Selection in western European countries such as the Netherlands, Spain, Germany, France, and the United Kingdom, enhanced returns. The Portfolio also benefited from allocations to emerging markets countries, such as China and South Korea, which are not included in the Index. All three subadvisers routinely invest in emerging markets stocks, as they have found significant growth opportunities within these countries.

For years, William Blair and Marsico have underweighted Japan, as opportunities for rapid growth have been difficult to find. Jennison underweights Japan as well. In addition, William Blair and Marsico tended to underweight Spain, a country with greater economic problems than many other European countries. These underweights added to relative performance in 2012, as both markets lagged the Index. The subadvisers were all overweight technology compared with the Index and underweight financial companies, which tend to have lower growth rates. However, as global economic conditions improved toward the later part of the year, European financial stocks began to recover from their earlier declines, buoying returns in that sector. Furthermore, information technology stocks failed to keep pace with the rest of the international market. Consequently, sector allocation detracted from returns overall.

At times, William Blair will hedge currencies in their segment. In periods of 2012, this had a positive impact, as the dollar advanced against the Japanese yen and British sterling. The yen weakened on expectations that changes in the Japanese government would lead to a more accommodative monetary policy, while weak economic fundamentals and lack of progress in addressing Britain’s fiscal issues led to a weaker sterling.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, International Value Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	16.68%	-3.70%	8.65%
MSCI EAFE Index® (GD)	17.90	-3.21	8.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST International Value Portfolio returned 16.68%.

The Portfolio’s assets are independently subadvised by LSV Asset Management and Thornburg Investment Management, Inc. opportunistically using traditional fundamental securities analysis. The Portfolio investment objective is capital growth.

The MSCI EAFE Index (GD) (the Index) climbed by 17.90%. International investors in the growth style had an easier time outperforming the Index than did international value managers. The Index outperformed almost half of the funds in the Lipper VP International Core and International Value universes, but underperformed the equivalent median of the growth universe by over two percentage points. Its return was dominated by its financials sector, which makes up almost a quarter of the Index by capitalization and which rose more than 28%.

Most value managers were underweight in this sector. The Portfolio’s underperformance of the Index was largely the result of asset selection, as well as a slight underweight in financials. The Portfolio’s struggle in the financials sector was reflected in both its holdings and its omissions, including several high-performing banks that were in the Index but not in the Portfolio. The major holdings that detracted in this sector included two Brazilian banks, an Australian life insurance company, and a few banks in China and Japan. Conversely, the Portfolio’s relative performance was helped by its stock selection in the materials, technology, and utilities sectors. Holdings in Japan, the United Kingdom, Ireland, France, and Germany also contributed to performance.

A small, yet consistent, allocation to cash, held to assist with day-to-day cash flow management, had a negative impact on performance as foreign equity markets rallied strongly in 2012.

From time-to-time, Thornburg will use currency forwards (a form of a derivative security) as a tool to hedge some of the currency risk from investing in non-U.S. stocks. This intermittent hedging strategy is not expected to have a significant impact on the performance of the overall Portfolio. Overall for 2012, foreign exchange hedging had a slightly negative effect on the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, J.P. Morgan International Equity Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	21.91%	-1.11%	7.99%
MSCI EAFE Index® (GD)	17.90	-3.21	8.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST J.P. Morgan International Equity Portfolio returned 21.91%.

The Portfolio is subadvised by J.P. Morgan Investment Management Inc. with the investment objective of capital growth.

Global equity markets closed 2012 on a strong note, buoyed by encouraging economic data from the U.S. and China, and speculation that policymakers would continue to pursue policies designed to stimulate economic growth. Concerns about the pending “fiscal cliff” dogged the U.S. market, yet housing continued to recover, the U.S. Federal Reserve embarked on another round of quantitative easing, and the unemployment rate fell to a four-year low. In China, the manufacturing Purchasing Managers’ Index (PMI) indicated that the economy is once again expanding, as the country’s new leadership has vowed to support further urbanization. Economic activity in the Euro zone remained fragile, but the bloc took another step toward further integration with finance ministers agreeing to put the European Central Bank (ECB) in charge of all major banks in the region. December elections in Japan saw the Liberal Democratic Party (LDP) return to power. The LDP has advocated more central bank easing and fiscal spending. In the immediate aftermath of their victory, the Bank of Japan increased the size of its asset purchase program.

The Portfolio outperformed its benchmark, the MSCI EAFE Index (GD) (the Index), which returned 17.90%. Sector and stock selection were important drivers of the Portfolio’s performance. Stock selection in information technology, consumer discretionary, and materials aided returns, while an underweight allocation in financials and an overweight in energy relative to the Index were the main detractors. Regionally, stock selection in Continental Europe and Japan boosted returns, while stock selection in the United Kingdom detracted.

At the stock level, Volkswagen, the German automaker, was a strong performer. By relying on growth in the U.S. and China and expanding its Audi brand, Volkswagen has avoided much of the five-year contraction that has plagued other European automakers.

On the downside, the stock of BG Group, a gas producer, performed poorly after management announced project delays in the North Sea, Brazil, and Egypt that most likely will hold back output growth in 2013. Despite the news, BG still boasts one of the most attractive long-term growth profiles among the large-cap energy companies, and production growth is expected to resume in 2014.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Jennison Large-Cap Growth Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	15.19%	10.93%
Russell 1000® Growth Index	15.26	13.06
Russell 1000® Index	16.42	12.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Jennison Large-Cap Growth Portfolio returned 15.19%.

The investment objective of the Portfolio is long-term growth of capital. The Portfolio is subadvised by Jennison Associates LLC (Jennison).

Information technology holdings contributed most to the Portfolio’s return, as stock selection and an overweight position relative to the Russell 1000® Growth Index were beneficial. Apple reported impressive sales of iPhones, iPads, and Mac personal computers. Jennison believes the company’s innovative product design, software, and operating systems, which allow seamless integration of services and apps across mobile and desktop product lines, will continue to foster consumer loyalty and drive share gains. Salesforce.com’s revenue, earnings, and billings growth exceeded consensus forecasts. Jennison believes its hosted applications market opportunity remains substantial.

MasterCard and Visa rose on strong growth in the value of cardholder transactions and reduced legal risk. Jennison expects both companies to continue to benefit from the consumer shift from paper money to electronic credit/debit transactions. LinkedIn’s global online professional network has altered the talent-recruiting market and provides what Jennison considers unique access to a scale database of active and passive job candidates.

Stock selection and an underweight stance were beneficial in consumer staples, where Whole Foods reported strong sales and earnings, with solid operating margins and continued capital discipline.

In financials, broadcast, communications, and wireless tower operator American Tower benefited from the expansion of mobile data, household migration to wireless-only service, high competitive barriers to entry, pricing power, low maintenance expenses, and international expansion.

Monsanto, the world’s largest agricultural seed maker, was a notable contributor in the materials sector. Jennison views it as a high-quality, technology-driven growth company and considers agriculture sector fundamentals strong.

Overweight positions in consumer discretionary and health care worked well, but stock selection in both sectors detracted from relative return. Watchmaker Fossil fell after reporting lighter-than-projected revenue, partly due to weakness in Europe. Jennison eliminated the Portfolio’s position in Fossil. Reflecting the tenuous nature of consumer confidence, fast casual restaurant company Chipotle Mexican Grill declined on signs of a deceleration in sales activity. Jennison believes Chipotle’s brand positioning and unit-growth opportunities remain positive.

In healthcare, Shire and Bristol-Myers Squibb, which earlier had been rewarded for attractive business opportunities, lagged a surge in biotechnology stocks. Jennison expects Shire’s strong product pipeline to continue to generate strong revenue growth, and believes Bristol-Myers will benefit from product momentum, new product launches, pipeline data, and strong business development deals.

An underweight position largely offset detrimental stock selection in energy, where independent oil and natural gas exploration and production company Anadarko Petroleum was hurt by uncertainty related to ongoing litigation. Jennison eliminated the Portfolio’s position in Anadarko.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment adviser and Prudential Financial company.

Advanced Series Trust, Jennison Large-Cap Value Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	13.24%	7.82%
Russell 1000® Value Index	17.51	11.39
Russell 1000® Index	16.42	12.24

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 9/25/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® and 1000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2012, the AST Jennison Large-Cap Value Portfolio rose by 13.24%.

The Portfolio’s investment objective is capital appreciation. The Portfolio is subadvised by Jennison Associates LLC (Jennison).

Stock selection in the materials sector was the main driver of the Portfolio’s performance shortfall against its benchmark index, the Russell 1000 Value Index. Newmont Mining reported a loss attributed to a $1.6 billion write-down on its Hope Bay mine operations in Canada and also fell in tandem with declining gold prices throughout much of the period. Jennison continues to see Newmont as an attractively valued opportunity, offering dividend growth prospects and other potential returns of capital.

The telecom service sector also detracted from relative results due mostly to one position, NII Holdings. Shares of the Latin American telecommunications provider plummeted during the period as earnings were disappointing due to price competition, as well as a strengthening U.S. dollar. NII’s focus has been on introducing its 3G services on a new network in Chile, Mexico, and Brazil and enhancing its Push-to-Talk (PTT) services. Jennison believes that it will still be several quarters until the turnaround begins to be reflected in improved financial results. Nevertheless, Jennison likes the company’s very capable management and cash-heavy balance sheet, allowing it to fund planned growth projects.

Overweight positions in information technology and energy were also sources of relative weakness.

The healthcare sector was the largest contributor to relative gain due to stock selection, led by Mylan. Shares rose amid several favorable announcements. Credit rating agencies upgraded its rating to investment grade, which frees the company from certain debt covenants and allows it to institute a large stock buyback if it chooses. In addition, Mylan received regulatory approval to produce and sell several different generic versions of brand name drugs. In Jennison’s opinion, Mylan has grown into one of the most attractive global generic drug companies.

An underweight in utilities and an overweight in consumer discretionary boosted relative results. However, stock selection in both sectors was comparatively weak.

Other notable contributors were media companies Comcast and Liberty Global. Shares of Comcast climbed steadily during the period, as net income increased amid rising high-speed Internet subscriptions and fewer customer cancellations. It also reported the best cable revenue growth since the first quarter of 2009. Jennison likes Comcast for its stable growth cable business, recent initiatives in their wireless product lineups, and the likelihood of a large stock buyback in the near future.

Another media company, Liberty Global, also saw its shares rise steadily. Despite Europe’s economic troubles, the company enjoyed strong growth due to an effective pricing strategy and presence in select European markets like Germany, Holland, Belgium, and Switzerland. Jennison believes that Liberty Global is well-positioned, given consumers’ desire for faster broadband and digital television. In addition, Jennison believes that growth will accelerate with the repositioning of its portfolio by selling less successful holdings in Australia and expanding in Europe.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged index comprised of securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 1000 Index is an unmanaged, capitalization-weighted index which is comprised of 1,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Large-Cap Value Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	16.89%	-2.40%	4.14%
Russell 1000® Value Index	17.51	0.59	7.38
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Large Cap Value Portfolio returned 16.89%.

The Portfolio seeks current and long-term growth of income, as well as capital appreciation. The Portfolio is subadvised by Hotchkis & Wiley Capital Management, LLC. Prior to September 2012, Eaton Vance Management was also a subadviser to the Portfolio.

The Index returned 17.51%. Midcap stocks slightly outperformed those of both larger and smaller firms, but value stocks outperformed growth across the capitalization spectrum. The Index was above the return for the broader U.S. equity market. The Index’s performance was driven by a very strong return in the financials sector, which makes up more than a quarter of its market capitalization. Its top-performing sector was consumer discretionary stocks, which returned about 35%. No sector had a negative return, although the utilities and energy sectors were in the low single digits.

The Portfolio underperformed the Index primarily because the Hotchkis & Wiley portion underperformed it significantly during the second and third quarters of 2012. During those periods, which were characterized by extreme risk aversion as investors preferred safety characteristics, Hotchkis & Wiley’s performance was hurt by its exposure to stocks that were cheaper and that tend to respond more to movements of the overall market. In addition, Hotchkis & Wiley’s overweight compared with the Index in financials such as large banks detracted in the second quarter. The Portfolio’s overweight in the technology sector hurt its results in the third quarter.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Marsico Capital Growth Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	12.27%	-0.53%	6.93%
Russell 1000® Growth Index	15.26	3.12	7.52
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the 12-month period ended December 31, 2012, the AST Marsico Capital Growth Portfolio rose by 12.27%

The Portfolio is subadvised for capital growth by Marsico Capital Management, LLC. The Portfolio’s investment objective is to seek capital growth.

Although the Portfolio posted a double-digit return, it underperformed the Index primarily due to stock selection in consumer discretionary, energy, and healthcare.

Concerns over a recession in the Euro zone and a slowing Chinese economy weighed on consumer discretionary holdings in the Portfolio. In particular, positions in Coach Inc. which generates significant revenues from China, and McDonald’s Corp., which was impacted by slowing sales in Europe, hurt results. Coach was sold in the period.

Discount retail store operator Dollar General was negatively impacted by a sentiment shift away from retail stocks in the second half of 2012 that was compounded by weak results from industry peers such as Dollar Tree and Family Dollar. As a comparison, same store sales for Dollar General decelerated only slightly and remained healthy. Deckers Outdoor Corp., the manufacturer of UGG boots, was derailed by warm winter weather which resulted in weak sales and an inventory overhang. The position was sold.

Another noteworthy detractor, oilfield services company Halliburton Co., suffered losses due primarily to lower natural gas prices which resulted in a reduction in U.S. land rigs. A likely recovery is not expected until the second half of 2013 at the earliest, so the subadviser exited the position.

In the healthcare sector, a position in Express Scripts Holding Company detracted. It is the largest pharmacy benefits manager in the U.S., and its stock swooned late in the year after company management indicated that the estimates for profit growth in 2012 were “overly aggressive” due to a slowing economy. An underweighted allocation to two weak-performing sectors, energy and consumer staples and an overweight to the strong-performing consumer discretionary sector helped results.

The Portfolio benefited from select holdings in the information technology sector as Apple Inc. emerged as the largest individual contributor in the period. The position was reduced in the fourth quarter as concerns over increased competition from smart phone competitors and shrinking margins created headwinds. Visa Inc. was another strong contributor in the period and demonstrated its resilience in a slow-growth environment as ongoing tailwinds such as the global transition from cash to debit card and a flexible cost structure enabled Visa to generate strong earnings growth.

Advances in energy technology benefited holdings in the Portfolio such as Union Pacific Corp. and LyondellBasell Industries. Union Pacific increased railcar loadings due to an increase in shale gas and automobile production. Chemical company LyondellBasell, which uses natural gas as feedstock for ethylene production was helped by margin expansion as ethane supply continues to outpace demand.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, MFS Global Equity Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	23.08%	3.01%	9.83%
MSCI World Index® (GD)	16.54	-0.60	8.08
MSCI EAFE Index (GD)	17.90	-3.21	8.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST MFS Global Equity Portfolio returned 23.08%. The Portfolio is subadvised by Massachusetts Financial Services Company (MFS) with the investment objective of capital growth.

Global equity markets posted strong returns in 2012, buoyed by accommodative monetary policy and indications that economies were beginning to recover. In the U.S., the housing and job markets improved and the U.S. Federal Reserve announced another round of quantitative easing. The European Central Bank (ECB) announced its intent to support the debt of European countries that meet restructuring requirements, easing investor concerns that sovereign-debt issues would spread. Japanese policymakers announced stimulus programs in response to a recession brought on by a strong yen, which hampered exports.

The Portfolio outperformed its benchmark, the MSCI World Index (GD) (the Index), which returned 16.54%. Stock selection was the main driver of performance. Stock selection in the consumer staples sector, including overweight positions in Dutch brewer Heineken International, British alcoholic beverage producer Diageo, and Swedish paper manufacturer and consumer goods company Svenska Cellulosa, boosted performance as all significantly outpaced the Index. From a sector allocation perspective, the Portfolio’s underweight to the energy and utilities and communications sectors was also positive.

Other individual stocks that boosted returns included German healthcare products maker (pharmaceutical company) Bayer, global payment technologies company Visa, media conglomerate Walt Disney, life sciences company Thermo Fisher Scientific, paint manufacturer Sherwin Williams, Swiss luxury goods company Richemont, and out-of-benchmark South Korean electronics manufacturer Samsung Electronics. The Portfolio’s exposure to securities denominated in foreign currencies relative to the Index also contributed to results.

Several factors detracted from performance, including an underweight to the financial services sector and a holding in Swiss wealth management firm Julius Baer, which underperformed. Conversely, not holding several individual stocks contained within the Index also detracted. These included Bank of America, HSBC, and Apple. The Portfolio’s exposure to some Japanese stocks, including printers and computer peripherals maker Canon, oil and gas exploration company INPEX, and imaging, healthcare, and medical products manufacturer HOYA, hurt performance.

Holdings in United Parcel Service and French food and beverage producer Danone also detracted. At times when equity markets rose rapidly, the Portfolio’s cash position was a marginal detractor from performance relative to the Index, which holds no cash.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

MSCI World Index (GD) — Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, MFS Growth Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	17.09%	0.78%	6.62%
Russell 1000® Growth Index	15.26	3.12	7.52
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST MFS Growth Portfolio returned 17.09%.

The Portfolio is subadvised by Massachusetts Financial Services Company (MFS) with the investment objective of long-term growth of capital and future, rather than current, income.

Although not without the occasional hiccup, global equity markets posted strong returns in 2012, buoyed by accommodative monetary policy and indications that economies were beginning to show signs of recovery. After a strong start, weaker overall economic indicators in the U.S. and concerns over the Euro zone’s capacity and determination to address its ongoing crisis surfaced and threatened to reverse earlier gains. These conditions precipitated a further round of monetary easing by the Federal Reserve and the European Central Bank, which helped to reignite investor confidence. Toward the end of the period, weaker equity earnings reports and concerns about the U.S. “fiscal cliff” negotiations caused market sentiment to again soften.

The Portfolio outperformed its benchmark, the Russell 1000® Growth Index (the Index), which returned 15.26%. Sector and stock selection were important drivers of the Portfolio’s performance relative to the Index. Stock selection in the leisure sector boosted returns, including a holding in media and entertainment company News Corporation. The timing of ownership in shares of McDonalds was fortuitous as the position was eliminated early in the year, helping to avoid much of the subsequent selloff. An overweight allocation to the energy sector and not holding shares of Exxon Mobil, which underperformed, also bolstered results. Security selection in the financial services sector was a positive, in particular the Portfolio’s overweight position in Visa.

A combination of security selection and an underweight position in the technology sector strengthened returns. An overweight position in Apple, the timing of ownership in shares of IBM, which the Portfolio sold, and avoiding Intel and Microsoft also helped. Individual stocks in other sectors that boosted returns included life sciences supply company Thermo Fisher Scientific, an out-of-benchmark holding, and broadcast and communication tower management firm American Tower.

Stock selection in other sectors detracted from performance, including individual holdings Johnson Controls and mining equipment manufacturer Joy Global within the autos and housing and industrial goods and services sectors. Holdings in out-of-benchmark Check Point Software Technologies and Google were also a drag on performance. Not owning shares of Home Depot, and the timing of ownership in shares of Amazon.com and Express Scripts, held back performance. Other individual detractors included oil and gas exploration company SM Energy, which the Portfolio closed, and communications equipment provider F5 Networks. At a time when equity markets rose rapidly, the Portfolio’s cash position was a detractor from performance relative to the Index, which holds no cash.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any investment management expenses. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Mid-Cap Value Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Years
Portfolio	18.41%	3.96%	8.94%
Russell Midcap® Value Index	18.51	3.79	10.63
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Mid-Cap Value Portfolio rose 18.41%.

The Portfolio is independently subadvised by EARNEST Partners, LLC (EARNEST) and WEDGE Capital Management, LLP (WEDGE). The Portfolio’s investment managers allocate a portion of the assets to each. The investment objective of the Portfolio is capital growth through investing primarily in mid-capitalization stocks that appear to be undervalued.

The Russell Midcap Value Index (the Index) rose 18.51%, providing a high target in 2012. Midcap value slightly outperformed its larger and smaller brethren, and value outperformed growth across the capitalization spectrum, so the Index return was significantly higher than that of the overall market (identified by the S&P 500 15.99% return). The Index’s largest component, and a significant portion of its market capitalization, was the financials sector, which returned more than 20%. The consumer discretionary sector was another significant contributor, with a return just under 30%. No sector had a negative return and all except the utilities sector were in double digits. Despite the uncertain economic and political environment, it was a good year for stock investors, especially those in midcap value stocks.

The Portfolio performed in-line with the Index, as good stock selection in the financial, technology, consumer discretionary, and healthcare sectors balanced detractors from relative performance in the energy and industrials sectors. Sector positioning also detracted from relative performance, as underweight positions in the energy, financials, and telecommunication sectors hurt results. In the energy sector, it was EARNEST’s avoidance of benchmark holdings in oil and gas refining and marketing that hurt.

Overall, risk exposures were generally favorable. A modest exposure to stocks that had rising prices contributed positively, as did an emphasis on smaller firms in the Index, mostly due to WEDGE. From a quality perspective, both managers benefited from their preference for securities with higher volume of shares trading and with lower price volatility. Overall, the Portfolio generally has less exposure to companies that carry a heavier debt load than the Index. A greater exposure to stocks that have a higher sensitivity to market movements (mostly in the EARNEST segment) constrained the Portfolio in a market that swung back and forth from risk-seeking to risk-averse through the year.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Russell Mid-Cap Value Index is an unmanaged index that measures the performance of those Russell Mid-Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman Mid-Cap Growth Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	12.39%	1.63%	10.02%
Russell Midcap® Growth Index	15.81	3.23	10.32
S&P MidCap 400 Index	17.88	5.15	10.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Neuberger Berman Mid-Cap Growth Portfolio returned 12.39%. The investment objective of the Portfolio is capital growth. The Portfolio is subadvised by Neuberger Berman Management LLC.

Although plagued by political acrimony and economic uncertainty, the year was actually a very positive environment for stock investors. Consumer resiliency and sustainable gains in housing were bright spots. With attractive valuations, solid corporate earnings, and highly efficient bottom-lines, the market rewarded domestic equity investors with attractive returns. Midcap stocks slightly outperformed those of both larger and smaller firms, and value stocks outperformed growth across the capitalization spectrum. The Russell Midcap Growth Index (the Index) returned 15.81%, driven by strong returns by its largest sector, the consumer discretionary sector, but also by good performance by the relatively large healthcare and industrials sectors.

The Portfolio lagged the Index because of poor stock selection in the second half of the year, as the market overreacted, in Neuberger Berman’s view, to any softening of fundamentals. The higher growth and higher expectation stocks Neuberger Berman prefers fell out of favor. The Portfolio was overweight in the industrials, information technology, healthcare, telecommunications, and energy sectors, and underweight in consumer discretionary, materials, consumer staples, and financials. Of these exposures, the underweights compared to the Index in the consumer discretionary and staples sectors improved relative performance, as did the overweight in industrials and telecommunications. However, the overweight in technology and underweights in financials and materials detracted. In a generally rising market, a normal cash position also detracted slightly from performance.

Stock selection made a positive contribution in the consumer staples, telecommunications, and financials sectors, but this was more than offset by weakness across the other major sectors. SBA Communications, an independent owner and operator of wireless communications towers, was the top contributor to performance. Gentex Corporation, a supplier of automatic-dimming rear-view mirrors and camera-based assist features to the global automotive industry, was the largest detractor. It was hurt by the Department of Transportation’s delaying of a decision on implementing a mandate requiring all cars to have back-up cameras. With no clear guidance on a timely resolution, the Portfolio sold the position in Gentex.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell Midcap Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Neuberger Berman/LSV Mid-Cap Value Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	17.13%	2.74%	9.40%
Russell MidCap® Value Index	18.51	3.79	10.63
S&P MidCap 400 Index	17.88	5.15	10.53

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell MidCap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio rose 17.13%.

The Portfolio is independently subadvised by Neuberger Berman Management, Inc. and LSV Asset Management. The Portfolio’s investment managers allocate a portion of the assets to each. The investment objective of the Portfolio is capital growth.

The Index rose 18.51%, providing a high target. Midcap stocks slightly outperformed those of both larger and smaller firms, and value stocks outperformed growth across the capitalization spectrum, so the Index return was significantly higher than that of the overall market. Its largest component, almost a third of its market capitalization, was the financials sector, which returned more than 20%. Consumer discretionary was another significant contributor, with a return above 30%. No sector had a negative return and all except the utilities sector were in double digits. Despite the uncertain economic and political environment, it was a good year for stock investors, especially those in midcap value stocks.

Neuberger Berman underperformed the Index, while LSV outperformed it. The result was a slight overall underperformance of the Russell Midcap® Value Index, due largely to sector allocation, particularly an overall underweight in the financials sector and overweight in technology. These sectors were among the best- and worst-performing, respectively, in the Index, although both had good returns and neither was at an extreme. Stock selection within sectors added to the Portfolio’s return, despite marked weakness in both subadvisers’ industrials selections.

These weaknesses were partially offset by an underweight in the utilities sector. As 2012 saw a rebound from the losses of 2011, defensive sectors such as utilities were laggards. The Portfolio had underweighted them because the sector is typically not in favor with relative value managers, such as Neuberger Berman, who seek some growth characteristics in their stocks. They were also unattractive to deep value managers, such as LSV, because they were generally expensive relative to their earnings after 2011’s flight to quality.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, New Discovery Asset Allocation Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	Since Inception
Portfolio	4.41%
Blended Index	4.54
S&P 500 Index	5.57

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/30/2012. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

The AST New Discovery Asset Allocation Portfolio was launched in April 2012. The following commentary covers the performance of the Portfolio from its inception through December 31, 2012. Over that period, it returned 4.41%.

The Portfolio is subadvised by Bradford & Marzec LLC, Brown Advisory, LLC, C.S. McKee, LP, EARNEST Partners, LLC, Epoch Investment Partners, Inc., Security Investors, LLC, and Thompson, Siegel & Walmsley LLC. The Portfolio’s investment objective is to seek total return.

Overall, it was a good year for financial markets as domestic and international stocks posted strong returns, although much of that performance was seen in the first half of the year. The year began and ended well for active stock managers in general. In the second quarter and into the third quarter, stock selection proved difficult for active managers, and performance during this period hurt their results relative to index targets for the overall reporting period. As economic concerns dominated much of the news flow, investors valued safety over valuation and business fundamentals, creating a difficult environment for managers of large capitalization stocks, in particular. Active managers of bond portfolios had an easier time outperforming their targets as most managers remained underweight compared with their target indexes in government issues and U.S. bonds in general, and overweight in the higher yielding sectors such as corporate bonds.

The Portfolio’s overall underperformance for the reporting period was largely the result of these manager-specific underperformances, as the Portfolio was launched into a tough market for active managers. June and July were particularly hard months for the Portfolio, marked by broad underperformance by the subadvisers across the stock asset classes, trailing the strongly rallying domestic and international stock market indexes. The domestic stock portion of the Portfolio was largely in a defensive stance as the subadvisers digested the poorly performing markets of May and continuing economic uncertainty in Europe.

The environment for active management began to improve in September after European Central Bank President Mario Draghi’s “whatever it takes” speech in August and the announcement of indefinite amounts of “quantitative easing” (expanding the money supply) in September. The Portfolio ended the period strongly, outperforming the Index in both the third and fourth quarters of 2012. Over that time, all but one of the subadvisers outperformed their specific target index; however, this broad outperformance was not enough to offset the Portfolio’s poor results from earlier months.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Parametric Emerging Markets Equity Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	17.93%	-1.28%
MSCI Emerging Markets Index (GD)	18.63	0.15

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Parametric Emerging Markets Equity Portfolio gained 17.93%.

The Portfolio is subadvised by Parametric Portfolio Associates LLC. The Portfolio’s investment objective is long-term capital appreciation.

The MSCI Emerging Markets Index (the Index) rose 18.63%. Although this was comparable to the gain of stronger segments of the U.S. market, individual country returns varied widely. A few countries, notably Argentina, had negative returns, while other countries scattered around the globe gained more than 30%. The Index was led by Turkey and the Philippines. Individual countries varied far more than regional factors. Emerging and frontier markets (those with smaller and less developed economies) were up 18.23% and 8.85%, respectively.

The Portfolio’s performance relative to the Index was significantly affected by its over- and underweights relative to the Index weightings in selected countries. It benefited particularly from its underweight in Brazil, but also from overweights in Mexico and Turkey. Its performance relative to the Index was hurt by underweights in China and Korea and an overweight in Morocco.

The Portfolio uses derivatives in the form of participatory notes to gain exposure in countries where it is not currently registered. These derivatives are designed to mirror the performance of local shares and not to multiply exposure. They did not effect the performance of the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Small-Cap Growth Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	12.18%	5.69%	8.12%
Russell 2000® Growth Index	14.59	3.49	9.80
Russell 2000® Index	16.35	3.56	9.72

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Growth Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Small-Cap Growth Portfolio returned 12.18%.

The Portfolio was subadvised by Eagle Asset Management (Eagle) through April 30, 2012, and thereafter by Eagle and Emerald Mutual Fund Adviser Trust (Emerald). Eagle’s track record as sole subadviser over the prior four years was very good and, as such, attracted substantial investments in an asset class that depends on extensive research into many small firms. The Portfolio’s investment objective is long-term capital growth.

The Russell 2000 Growth Index (the Index) returned 14.59%. Midcap stocks slightly outperformed those of both larger and smaller brethren, and value stocks outperformed growth across the capitalization spectrum. Nonetheless, the Index return was strong. Of its three largest sectors, which together make up almost 60% of its market capitalization, consumer discretionary stocks returned more than 20%, healthcare was in the high teens, industrials was strongly in the mid teens and information technology was in double digits, albeit in low double digits. Only the utilities (less than 1% weight within the Index) and energy sectors had negative returns.

Stock-specific factors marginally detracted from the Portfolio’s performance, particularly positions in internet software and services; software; specialty retail; and hotels, restaurant, and leisure industries. Cyclical stock selections, such as those in the industrial and materials sectors, helped performance.

Sector allocations added to performance relative to the Index as the Portfolio benefited from modest overweights in the materials, healthcare, and consumer discretionary sectors. In the energy sector, the Portfolio avoided the worst-performing industries and good stock selection enabled it to benefit from its relative overweight. No other active position had a meaningful impact. Analytical risk factors had a negative impact on performance relative to the Index, particularly exposure to quality factors, such as higher liquidity, modest volatility, and lower leverage. During 2012, riskier styles were favored by investors. However, the Portfolio benefited from its exposure to securities exhibiting higher valuation sensitivity (favorable prices in relation to earnings and book value).

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and the over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Small-Cap Value Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	18.16%	4.56%	9.09%
Russell 2000® Value Index	18.05	3.55	9.50
Russell 2000® Index	16.35	3.56	9.72

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 2000® and 2000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Small Cap Value Portfolio returned 18.16%.

The Portfolio’s investment objective is long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued. Portions are subadvised by J.P. Morgan Investment Management, Inc., Lee Munder Capital Group, LLC, and ClearBridge Investments, LLC.

The Russell 2000 Value Index (the Index) rose 18.05%. Small cap stocks performed almost as well as midcaps and significantly better than the stocks of larger firms, and value stocks outperformed growth across the capitalization spectrum. Consequently, the Index provided a high target. The Index return was driven by three of its largest sectors with returns of 20% or higher: consumer discretionary, financials (itself more than a third of the Index, by capitalization), and industrials. No sector declined in value, although several sector returns were in the single digits, including the relatively substantial information technology sector. The worst-performing sector was energy, returning less than 2%.

The Portfolio kept ahead of the Index by its J.P Morgan small cap value segment; the other two subadvisers both underperformed. Investment style factors added value, particularly an overexposure to stocks with lower price-to-earnings (P/E) ratios and stocks with high price momentum compared with the Index. These factors were partially offset by the negative impact of underexposure, compared with the Index, to low book value-to-price ratios. Book value is the value of a company’s common stock equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill.

Selection of individual stocks added value in aggregate; selection within the consumer discretionary sector was strongest, while selection among consumer staples stocks was a drag on results.

The J.P. Morgan small cap value segment takes a small position in Russell 2000 futures to help manage cash flows and general market exposure. Over the last year, this exposure had very little impact on Portfolio results. It is important to note, however, the sole purpose for using futures in the sleeve is to maintain full market exposure.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 2000 Value Index is an unmanaged index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. Russell 2000 Index is an unmanaged, capitalization-weighted index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange, American Stock Exchange, and over-the-counter market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Equity Income Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	17.25%	-1.24%	5.42%
Russell 1000® Value Index	17.51	0.59	7.38
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST T. Rowe Price Equity Income Portfolio returned 17.25%

The Portfolio is subadvised by T. Rowe Price International, Inc.. The Portfolio’s investment objective is to provide substantial dividend income as well as long-term growth of capital through investments in dividend-paying common stocks of well-established companies.

The Russell 1000® Value Index (the Index) returned 17.51%. Value stocks outperformed growth across the capitalization spectrum and the Index was above the return for the broader U.S. equity market. The consumer discretionary and financials sectors delivered the Index’s strongest returns. The utilities and energy sectors delivered the Index’s weakest returns.

Stock selection contributed positively to relative returns, while sector allocations detracted. Both stock selection and an overweight position in the industrials and business services sector contributed to performance relative to the Index. The materials sector also contributed due to good stock selection. However, the telecommunication services sector detracted from relative returns due both to stock selection and the Portfolio’s overweight in the sector. The utilities sector detracted from relative returns due to poor stock selection.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Value Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Global Bond Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	5.23%	4.85%	5.63%
Barclays Global Aggregate Bond Index	4.32	5.44	5.98

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST T. Rowe Price Global Bond Portfolio returned 5.23%.

The Portfolio’s investment objective is high current income and capital growth by investing primarily in high-quality foreign and U.S. dollar- denominated bonds. The Portfolio is subadvised by T. Rowe Price International, Inc.

The year was characterized by muted U.S. economic growth, a Euro zone recession and sovereign debt crisis, and a slowdown in emerging economies. Central banks around the world took actions to reduce or suppress interest rates in hopes of stimulating growth. As the year ended, the U.S. Congress was close to reaching an agreement to lessen the impact of federal tax increases and spending cuts scheduled for January, the so-called “fiscal cliff.”

U.S. bonds produced good returns over the last year, with long-term Treasury bond yields little changed for the year. They remained near historic lows in response to weak global economic growth and Federal Reserve actions to stimulate the economy, including a third round of quantitative easing, informally called “QE3.” This was an open-ended policy of purchasing $40 billion of agency mortgage-backed securities every month.

European bond returns translated into U.S. dollars were lifted by the dollar’s decline against European currencies, which were supported by European Central Bank actions to contain sovereign bond yields. Japanese bonds had negative returns in dollar terms, as the yen fell 11% over the year in response to the Bank of Japan’s extending its asset purchasing program and expectations of more aggressive monetary easing from the incoming prime minister.

The Barclays Global Aggregate Bond Index (the Index) returned 4.32%. Currency selection added to the Portfolio’s returns relative to the Index, driven by an underweight in the Japanese yen and an overweight allocation to the Mexican peso, although an underweight allocation to the Australian dollar relative to the U.S. dollar detracted. Country selection and duration exposure were modestly positive, with the largest contribution coming from overweight exposures to Brazil and Mexico. However, the underweight in sovereign bonds of countries on the periphery of Europe detracted as the debt crisis became less acute. Within the sub-investment-grade allocation, off-benchmark allocations to high yield and emerging markets corporate bonds added significantly to relative returns. Sector and security selection were also positive, led by an overweight allocation to U.S. credit.

The Portfolio held foreign currency forward contracts and interest rate futures, both forms of derivatives. Foreign exchange forward positions both reduce and increase Portfolio currency exposure; interest rate futures both increase and reduce duration exposure. The forward contracts reduced the Portfolio’s return by an estimated 0.67 percentage points, the interest rate futures by an estimated 0.18 percentage points.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Note:	On or about April 29, 2013, the Portfolio expects to appoint a new subadviser to replace T. Rowe Price International, Inc. as the Portfolio subadviser and change the Portfolio’s investment objective. Please see the prospectus supplement at the beginning of this report for more information.

Barclays Global Aggregate Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Large-Cap Growth Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	17.58%	4.06%	7.83%
Russell 1000® Growth Index	15.26	3.12	7.52
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the Year ended December 31, 2012, the AST T. Rowe Price Large-Cap Growth Portfolio returned 17.58%.

The Portfolio’s investment objective is long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

Major U.S. stock market indexes produced solid returns in 2012 despite muted U.S. economic growth, a Euro zone recession and sovereign debt crisis, and a slowdown in emerging economies. Domestic equities were supported by strong U.S. corporate earnings and actions by central banks around the world to reduce or suppress interest rates in hopes of stimulating growth.

Large-cap domestic stocks surrendered some gains in the fourth quarter amid uncertainty about the November elections and U.S. fiscal policy after 2012. Mid-cap stocks slightly outperformed those of both larger and smaller firms, and value stocks outperformed growth across the capitalization spectrum. Nonetheless, the Russell 1000® Growth Index (the Index) returned 15.26%. Over 30% of the Index is in its information technology sector. Healthcare and financials had the highest average sector returns. Only the utilities sector of the Index had a negative return for the year.

The Portfolio’s outperformance of the Index was mainly due to its sector allocations. A substantial underweight in the consumer staples sector was particularly beneficial. The Portfolio underperformed the Index in the financials, consumer discretionary, industrials, and business services sectors. Stock selection also aided results relative to the Index, especially in the telecommunication services, healthcare, and materials sectors.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Growth Index is an unmanaged market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged capitalization-weighted measure of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Natural Resources Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	3.62%	-4.53%	11.51%
Lipper Global Natural Resources Fund Index	2.38	-5.69	11.64
Lipper (VUF) Natural Resources Fund Index	2.01	-4.00	11.70
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST T. Rowe Price Natural Resources Portfolio rose 3.62%

The Portfolio’s investment objective is long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities. The Portfolio is subadvised by T. Rowe Price Associates, Inc.

For the year, the Portfolio posted a modest return outperforming the Lipper Global Natural Resources Funds Index. Slow economic growth and volatile commodity prices weighed on natural resources shares. Both the Portfolio and its Lipper index underperformed the broader-market S&P 500 Index.

The Portfolio generated all of its relative performance from emphasizing outperforming industries and avoiding underperforming industries. Overweights in the forest products, chemicals, and engineering and construction industries generated positive relative performance.

Avoiding renewable and alternative energy stocks was the biggest industry contributor, as the shares underperformed the benchmark. The water resources industry was the main detractor from an allocation perspective. Stock selection had almost no impact on relative results. Similarly, selection in the oil and gas industry worked well, while positions in the agriculture industry weighed on results. The account did not invest in derivatives.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Lipper Global Natural Resources Funds Index is an unmanaged index of funds that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). Lipper (VUF) Natural Resources Fund Index is an unmanaged index that consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources fund classification. The index is rebalanced quarterly. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Wellington Management Hedged Equity Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	11.01%	-1.87%	2.05%
Blended Index	11.78	1.04	3.75
S&P 500 Index	15.99	1.66	4.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2012, the AST Wellington Management Hedged Equity Portfolio returned 11.01%.

The Portfolio is subadvised by Wellington Management Company LLP and seeks to outperform the Blended Index (described below) over a full market cycle by preserving capital in adverse markets through the use of an options strategy, while maintaining equity exposure to benefit from up-markets by investing in Wellington Management’s equity strategies.

The Portfolio’s Global equities surged in the first quarter, marking the best quarterly gain since 2009. Investors shrugged off lingering uncertainty over eurozone sovereign debt, focusing instead on improving economic data and strong corporate earnings. However, equities retreated in the second quarter as fears surrounding European sovereign debt once again took center stage. Growing concerns that Greece may exit the Euro zone and the specter of a banking crisis in Spain underpinned a rise in risk aversion. Nonetheless, global equities resumed their ascent in the third quarter, led higher by central bank interventions around the globe. Finally, despite concerns about the looming U.S. fiscal cliff, tepid corporate revenue results, and economic malaise in Europe, investors continued to bid up risk assets during the fourth quarter amid further signs of recovery in China and a strengthening U.S. housing market.

For the 12-month period ended December 31, 2012, the Portfolio outperformed its Blended benchmark, which consists of 50% Russell 3000 / 20% MSCI EAFE / 30% BofA ML 3-month U.S. Treasury Bill Index. Overall, the underlying equity strategy posted a double-digit return, but underperformed global equities. The Portfolio was negatively affected by the performance of its option strategy, as well as the cost of the option risk management strategy. The option strategy, designed to mitigate capital losses in adverse markets, will weigh on overall performance in strong equity markets.

Weak security selection within the financials, energy and information technology sectors was the primary driver of weak relative results. This was partially offset by favorable stock selection within the industrials and consumer discretionary sectors. On a regional basis, security selection within the emerging markets and Japan detracted from relative results.

From an allocation perspective, an underweight to the top performing financial sector detracted from results, while an underweight to the lagging utilities sector aided relative performance. The Portfolio’s frictional cash position in a rising equity market hurt relative results. Regionally, an overweight to emerging markets helped relative results, but security selection within the region detracted.

At the end of the period, the Portfolio’s largest overweight exposures, compared to the Blended Index, were in the consumer discretionary, information technology and industrials sectors. It was most underweight in the consumer staples, financials, and utilities sectors.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (50%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, and BofA ML 3-Month U.S. Treasury Bill Index (30%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2012

AST BlackRock Value
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	6.9%
Chevron Corp.	4.6%
JPMorgan Chase & Co.	4.6%
Pfizer, Inc.	4.5%
Citigroup, Inc.	3.6%

AST Cohen & Steers Realty
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	11.4%
Vornado Realty Trust, REIT	5.3%
ProLogis, Inc., REIT	4.9%
HCP, Inc., REIT	4.7%
Ventas, Inc., REIT	4.6%

AST Federated Aggressive Growth
Five Largest Holdings	(% of Net Assets	)
Dynavax Technologies Corp.	5.4%
CommVault Systems, Inc.	2.9%
International Meal Co. Holdings SA (Brazil)	2.5%
Cubist Pharmaceuticals, Inc.	2.2%
Arezzo Industria e Comercio SA (Brazil)	1.9%

AST Goldman Sachs Concentrated Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	8.4%
Google, Inc. (Class A Stock)	6.3%
QUALCOMM, Inc.	6.2%
American Tower Corp.	5.5%
Schlumberger Ltd. (Netherlands)	4.8%

AST Goldman Sachs Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	4.3%
General Electric Co.	4.1%
JPMorgan Chase & Co.	3.9%
Pfizer, Inc.	3.5%
Devon Energy Corp.	2.6%

AST Goldman Sachs Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
SBA Communications Corp. (Class A Stock)	3.6%
PVH Corp.	2.7%
CBRE Group, Inc. (Class A Stock)	2.3%
Equinix, Inc.	2.2%
Rackspace Hosting, Inc.	2.1%

AST Goldman Sachs Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
iShares Russell 2000 Value Index Fund	4.7%
Southwest Gas Corp.	1.7%
El Paso Electric Co.	1.3%
American Equity Investment Life Holding Co.	1.0%
Signature Bank	1.0%

AST International Growth
Five Largest Holdings	(% of Net Assets	)
Samsung Electronics Co. Ltd. (South Korea)	2.9%
Inditex SA (Spain)	2.4%
Novo Nordisk A/S (Denmark) (Class B Stock)	2.3%
ARM Holdings PLC (United Kingdom)	2.3%
SAP AG (Germany)	2.2%

AST International Value
Five Largest Holdings	(% of Net Assets	)
Mitsubishi UFJ Financial Group, Inc. (Japan)	1.6%
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	1.6%
Vodafone Group PLC (United Kingdom)	1.3%
Novartis AG (Switzerland)	1.3%
Allianz SE (Germany)	1.1%

AST J.P. Morgan International Equity
Five Largest Holdings	(% of Net Assets	)
Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	2.8%
HSBC Holdings PLC (United Kingdom)	2.4%
Standard Chartered PLC (United Kingdom)	2.4%
Nestle SA (Switzerland)	2.1%
Total SA (France)	2.0%

AST Jennison Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	5.9%
MasterCard, Inc. (Class A Stock)	3.5%
Google, Inc. (Class A Stock)	3.5%
Amazon.com, Inc.	3.0%
Inditex SA (Spain)	2.3%

AST Jennison Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
Liberty Global, Inc., Series C	3.9%
Comcast Corp. (Class A Stock)	2.9%
Mylan, Inc.	2.8%
Wells Fargo & Co.	2.7%
Flextronics International Ltd.	2.5%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2012

AST Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
American International Group, Inc.	4.5%
JPMorgan Chase & Co.	4.2%
Hewlett-Packard Co.	3.9%
Citigroup, Inc.	3.8%
Bank of America Corp.	3.4%

AST Marsico Capital Growth
Five Largest Holdings	(% of Net Assets	)
Wells Fargo & Co.	3.9%
Starwood Hotels & Resorts Worldwide, Inc.	3.0%
QUALCOMM, Inc.	3.0%
Biogen Idec, Inc.	3.0%
CBS Corp. (Class B Stock)	3.0%

AST MFS Global Equity
Five Largest Holdings	(% of Net Assets	)
Linde AG (Germany)	3.0%
Nestle SA (Switzerland)	2.8%
Walt Disney Co. (The)	2.6%
Heineken NV (Netherlands)	2.6%
Reckitt Benckiser Group PLC (United Kingdom)	2.5%

AST MFS Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	5.7%
Google, Inc. (Class A Stock)	3.9%
Danaher Corp.	2.9%
American Tower Corp.	2.6%
QUALCOMM, Inc.	2.4%

AST MFS Large-Cap Value
Five Largest Holdings	(% of Net Assets	)
JPMorgan Chase & Co.	3.6%
Pfizer, Inc.	3.5%
Johnson & Johnson	3.2%
Phillip Morris International, Inc.	3.1%
Lockheed Martin Corp.	3.0%

AST Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
URS Corp.	2.3%
Brunswick Corp.	2.2%
Lincoln National Corp.	2.2%
Murphy Oil Corp.	2.2%
Darden Restaurants, Inc.	2.1%

AST Neuberger Berman Mid-Cap Growth
Five Largest Holdings	(% of Net Assets	)
SBA Communications Corp. (Class A Stock)	2.3%
Trimble Navigation Ltd.	1.9%
Roper Industries, Inc.	1.8%
Rackspace Hosting, Inc.	1.8%
Stericycle, Inc.	1.8%

AST Neuberger Berman/LSV Mid-Cap Value
Five Largest Holdings	(% of Net Assets	)
Safeway, Inc.	2.1%
Zimmer Holdings, Inc.	1.6%
State Street Corp.	1.3%
Amdocs Ltd. (Guernsey)	1.3%
Kohl’s Corp.	1.2%

AST New Discovery Asset Allocation
Five Largest Holdings	(% of Net Assets	)
Aetna, Inc.	1.6%
U.S. Treasury Notes 1.625%, 08/15/22	1.5%
Apple, Inc.	1.5%
Federal National Mortgage Assoc. 4.000%, 06/01/42	1.0%
Cognizant Technology Solutions Corp. (Class A Stock)	1.0%

AST Parametric Emerging Markets Equity
Five Largest Holdings	(% of Net Assets	)
Vanguard MSCI Emerging Markets	1.5%
Samsung Electronics Co. Ltd. (South Korea)	1.3%
MTN Group Ltd. (South Africa)	1.3%
China Mobile Ltd. (China)	1.0%
Gazprom OAO (Russia), ADR	1.0%

AST Small-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Geospace Technologies Corp.	2.4%
Genesco, Inc.	2.3%
Vitamin Shoppe, Inc.	1.9%
Triumph Group, Inc.	1.5%
Lufkin Industries, Inc.	1.5%

AST Small-Cap Value
Five Largest Holdings	(% of Net Assets	)
Teradyne, Inc.	1.0%
Portland General Electric Co.	0.9%
Pantry, Inc. (The)	0.8%
IBERIABANK Corp.	0.8%
Cleco Corp.	0.7%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2012

AST T. Rowe Price Equity Income
Five Largest Holdings	(% of Net Assets	)
General Electric Co.	2.7%
JPMorgan Chase & Co.	2.6%
Chevron Corp.	2.4%
Exxon Mobil Corp.	2.1%
Wells Fargo & Co.	1.9%

AST T. Rowe Price Global Bond
Allocation	(% of Net Assets	)
Foreign Bonds	53.2%
U.S. Government Agency Obligations	14.7%
Corporate Obligations	12.6%
U.S. Treasury Obligations	7.9%
Municipal Bonds	2.6%

AST T. Rowe Price Large-Cap Growth
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	8.5%
Google, Inc. (Class A Stock)	4.9%
Amazon.com, Inc.	4.0%
Danaher Corp.	3.0%
Gilead Sciences, Inc.	2.7%

AST T. Rowe Price Natural Resources
Five Largest Holdings	(% of Net Assets	)
Schlumberger Ltd. (Netherlands)	3.8%
BHP Billiton Ltd. (Australia)	2.0%
Quanta Services, Inc.	2.0%
Cameron International Corp.	2.0%
Potash Corp. of Saskatchewan, Inc. (Canada)	2.0%

AST Wellington Management Hedged Equity
Five Largest Holdings	(% of Net Assets	)
iShares MSCI EAFE Index Fund	3.9%
SPDR S&P 500 ETF Trust	3.8%
Cisco Systems, Inc.	2.1%
Lowe’s Cos., Inc.	1.7%
Wells Fargo & Co.	1.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2012

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST BlackRock Value	Actual	$1,000.00	$1,079.30	0.95%	$4.97
	Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82
AST Cohen & Steers Realty	Actual	$1,000.00	$1,019.50	1.11%	$5.63
	Hypothetical	$1,000.00	$1,019.56	1.11%	$5.63
AST Federated Aggressive Growth	Actual	$1,000.00	$1,040.00	1.08%	$5.54
	Hypothetical	$1,000.00	$1,019.71	1.08%	$5.48
AST Goldman Sachs Concentrated Growth	Actual	$1,000.00	$1,080.30	0.99%	$5.18
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
AST Goldman Sachs Large-Cap Value	Actual	$1,000.00	$1,099.90	0.84%	$4.43
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27
AST Goldman Sachs Mid-Cap Growth	Actual	$1,000.00	$1,071.40	1.12%	$5.83
	Hypothetical	$1,000.00	$1,019.51	1.12%	$5.69
AST Goldman Sachs Small-Cap Value	Actual	$1,000.00	$1,088.10	1.17%	$6.14
	Hypothetical	$1,000.00	$1,019.25	1.17%	$5.94
AST International Growth	Actual	$1,000.00	$1,139.30	1.13%	$6.08
	Hypothetical	$1,000.00	$1,019.46	1.13%	$5.74
AST International Value	Actual	$1,000.00	$1,134.40	1.14%	$6.12
	Hypothetical	$1,000.00	$1,019.41	1.14%	$5.79
AST J.P. Morgan International Equity	Actual	$1,000.00	$1,156.20	1.06%	$5.75
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38
AST Jennison Large-Cap Growth	Actual	$1,000.00	$1,043.10	1.00%	$5.14
	Hypothetical	$1,000.00	$1,020.11	1.00%	$5.08
AST Jennison Large-Cap Value	Actual	$1,000.00	$1,097.60	0.84%	$4.43
	Hypothetical	$1,000.00	$1,020.91	0.84%	$4.27

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2012

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Large-Cap Value	Actual	$1,000.00	$1,083.20	0.74%	$3.87
	Hypothetical	$1,000.00	$1,021.42	0.74%	$3.76
AST Marsico Capital Growth	Actual	$1,000.00	$1,036.40	0.98%	$5.02
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98
AST MFS Global Equity	Actual	$1,000.00	$1,137.00	1.22%	$6.55
	Hypothetical	$1,000.00	$1,019.00	1.22%	$6.19
AST MFS Growth	Actual	$1,000.00	$1,076.10	0.80%	$4.17
	Hypothetical	$1,000.00	$1,021.11	0.80%	$4.06
AST MFS Large-Cap Value**	Actual	$1,000.00	$1,026.00	0.99%	$3.67
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
AST Mid-Cap Value	Actual	$1,000.00	$1,093.70	1.06%	$5.58
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38
AST Neuberger Berman Mid-Cap Growth	Actual	$1,000.00	$1,031.30	1.01%	$5.16
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
AST Neuberger Berman/LSV Mid-Cap Value	Actual	$1,000.00	$1,099.20	1.02%	$5.38
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18
AST New Discovery Asset Allocation	Actual	$1,000.00	$1,070.60	1.06%	$5.52
	Hypothetical	$1,000.00	$1,019.81	1.06%	$5.38
AST Parametric Emerging Markets Equity	Actual	$1,000.00	$1,120.20	1.40%	$7.46
	Hypothetical	$1,000.00	$1,018.10	1.40%	$7.10
AST Small-Cap Growth	Actual	$1,000.00	$1,077.50	1.01%	$5.27
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
AST Small-Cap Value	Actual	$1,000.00	$1,093.00	1.07%	$5.63
	Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43
AST T. Rowe Price Equity Income	Actual	$1,000.00	$1,082.00	0.83%	$4.34
	Hypothetical	$1,000.00	$1,020.96	0.83%	$4.22
AST T. Rowe Price Global Bond	Actual	$1,000.00	$1,035.20	0.97%	$4.96
	Hypothetical	$1,000.00	$1,020.26	0.97%	$4.93
AST T. Rowe Price Large-Cap Growth	Actual	$1,000.00	$1,053.80	0.95%	$4.90
	Hypothetical	$1,000.00	$1,020.36	0.95%	$4.82
AST T. Rowe Price Natural Resources	Actual	$1,000.00	$1,096.30	1.01%	$5.32
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
AST Wellington Management Hedged Equity	Actual	$1,000.00	$1,049.60	1.14%	$5.87
	Hypothetical	$1,000.00	$1,019.41	1.14%	$5.79

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2012, and divided by the 366 days in the Portfolio's fiscal year ended December 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

** AST MFS Large-Cap Value Portfolio's "Actual" expenses are calculated using the 134 day period ended December 31, 2012 due to its commencement of operations on August 20, 2012.

AST BLACKROCK VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 0.7%
Raytheon Co.	121,075	$6,969,077

Agriculture — 0.1%
Philip Morris International, Inc.	16,000	1,338,240

Airlines — 2.4%
Copa Holdings SA (Panama)	33,600	3,341,520
Delta Air Lines, Inc.*	752,738	8,935,000
United Continental Holdings, Inc.*(a)	441,868	10,330,874

		22,607,394

Auto Parts & Related — 1.4%
Lear Corp.	116,925	5,476,767
TRW Automotive Holdings Corp.*	147,698	7,918,090

		13,394,857

Automobile Manufacturers — 0.5%
Oshkosh Corp.*	169,250	5,018,263

Commercial Banks — 12.3%
Bank of America Corp.	938,400	10,885,440
Citigroup, Inc.	849,776	33,617,138
Goldman Sachs Group, Inc. (The)	218,222	27,836,398
State Street Corp.	162,900	7,657,929
SunTrust Banks, Inc.	232,800	6,599,880
U.S. Bancorp	822,236	26,262,218
Wells Fargo & Co.	55,564	1,899,177

		114,758,180

Computers & Peripherals — 2.0%
Activision Blizzard, Inc.	904,800	9,608,976
DST Systems, Inc.	24,000	1,454,400
Hewlett-Packard Co.	150,300	2,141,775
Western Digital Corp.	137,850	5,857,247

		19,062,398

Construction & Engineering — 1.1%
KBR, Inc.	340,300	10,181,776

Consumer Finance — 1.3%
Discover Financial Services	304,200	11,726,910

Containers & Packaging — 2.3%
Packaging Corp. of America	128,600	4,947,242
Rock-Tenn Co. (Class A Stock)	243,687	17,036,158

		21,983,400

Diversified Financial Services — 4.6%
JPMorgan Chase & Co.	986,795	43,389,376

Diversified Manufacturing — 0.8%
Tyco International Ltd. (Switzerland)	255,175	7,463,869

Diversified Telecommunication Services — 2.5%
AT&T, Inc.	259,336	8,742,216
Verizon Communications, Inc.	329,638	14,263,436

		23,005,652

Electric Utilities — 0.5%
AES Corp. (The)	402,825	4,310,227

Electronic Components & Equipment — 0.6%
Avnet, Inc.*	193,100	5,910,791

Electronics — 0.5%
Agilent Technologies, Inc.	121,600	4,978,304

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing — 4.3%
CVS Caremark Corp.	495,025	$23,934,459
Wal-Mart Stores, Inc.	246,200	16,798,226

		40,732,685

Healthcare Products — 0.9%
Medtronic, Inc.	197,140	8,086,683

Healthcare Services — 2.5%
Humana, Inc.	54,450	3,736,903
UnitedHealth Group, Inc.	364,025	19,744,716

		23,481,619

Household Products — 0.5%
Procter & Gamble Co. (The)	64,730	4,394,520

Insurance — 4.8%
American Financial Group, Inc.	102,175	4,037,956
American International Group, Inc.*	352,000	12,425,600
Berkshire Hathaway, Inc. (Class B Stock)*	22,825	2,047,403
Chubb Corp. (The)	87,200	6,567,904
HCC Insurance Holdings, Inc.	65,375	2,432,604
PartnerRe Ltd. (Bermuda)	10,700	861,243
RenaissanceRe Holdings Ltd. (Bermuda)*	23,300	1,893,358
Travelers Cos., Inc. (The)	207,207	14,881,607

		45,147,675

Manufacturing — 0.6%
Parker Hannifin Corp.(a)	67,500	5,741,550

Media — 9.0%
Comcast Corp. (Class A Stock)	673,100	25,160,478
News Corp. (Class A Stock)(a)	917,600	23,435,504
Time Warner Cable, Inc.	197,300	19,175,587
Walt Disney Co. (The)	329,830	16,422,236

		84,193,805

Metals & Mining — 0.4%
Nucor Corp.	90,206	3,895,095

Miscellaneous Manufacturing — 5.6%
3M Co.	206,000	19,127,100
General Electric Co.	807,171	16,942,519
Ingersoll-Rand PLC (Ireland)	341,500	16,378,340

		52,447,959

Multi-Utilities — 0.3%
NRG Energy, Inc.	126,900	2,917,431

Oil & Gas — 15.8%
Chevron Corp.	401,926	43,464,277
Exxon Mobil Corp.	748,294	64,764,846
Marathon Petroleum Corp.	317,325	19,991,475
Suncor Energy, Inc. (Canada)	584,360	19,272,193

		147,492,791

Paper & Forest Products — 3.2%
Domtar Corp.	149,725	12,505,032
International Paper Co.	428,200	17,059,488

		29,564,520

Pharmaceuticals — 11.5%
Abbott Laboratories	83,600	5,475,800
Eli Lilly & Co.	199,850	9,856,602
Forest Laboratories, Inc.*	277,900	9,815,428
Johnson & Johnson(a)	134,288	9,413,589

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BLACKROCK VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Merck & Co., Inc.	746,472	$30,560,564
Pfizer, Inc.	1,678,601	42,099,313

		107,221,296

Retail — 1.2%
Dillard’s, Inc. (Class A Stock)	113,200	9,482,764
Walgreen Co.	39,200	1,450,792

		10,933,556

Semiconductors — 1.7%
KLA-Tencor Corp.	328,825	15,704,682

Software — 2.1%
Microsoft Corp.	323,408	8,644,696
Oracle Corp.	322,200	10,735,704

		19,380,400

TOTAL LONG-TERM INVESTMENTS (cost $861,631,131)		917,434,981

SHORT-TERM INVESTMENT — 4.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $43,799,808; includes $25,024,990 of cash collateral for securities on loan)(b)(w)(Note 4)	43,799,808	43,799,808

TOTAL INVESTMENTS — 102.7% (cost $905,430,939)		961,234,789
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.7)%		(25,088,732)

NET ASSETS — 100.0%		$936,146,057

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,654,572; cash collateral of $25,024,990 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$917,434,981	$—	$—
Affiliated Money Market Mutual Fund	43,799,808	—	—

Total	$961,234,789	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BLACKROCK VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Oil & Gas	15.8%
Commercial Banks	12.3
Pharmaceuticals	11.5
Media	9.0
Miscellaneous Manufacturing	5.6
Insurance	4.8
Affiliated Money Market Mutual Fund (2.7% represents investments purchased with collateral from securities on loan)	4.7
Diversified Financial Services	4.6
Food & Staples Retailing	4.3
Paper & Forest Products	3.2
Healthcare Services	2.5
Diversified Telecommunication Services	2.5
Airlines	2.4
Containers & Packaging	2.3
Software	2.1
Computers & Peripherals	2.0

Semiconductors	1.7%
Auto Parts & Related	1.4
Consumer Finance	1.3
Retail	1.2
Construction & Engineering	1.1
Healthcare Products	0.9
Diversified Manufacturing	0.8
Aerospace & Defense	0.7
Electronic Components & Equipment	0.6
Manufacturing	0.6
Automobile Manufacturers	0.5
Electronics	0.5
Household Products	0.5
Electric Utilities	0.5
Metals & Mining	0.4
Multi-Utilities	0.3
Agriculture	0.1

102.7
Liabilities in excess of other assets	(2.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BLACKROCK VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $24,654,572:
Unaffiliated investments (cost $861,631,131)	$917,434,981
Affiliated investments (cost $43,799,808)	43,799,808
Cash	2
Receivable for fund share sold	1,125,840
Dividends and interest receivable	1,087,918
Receivable for investments sold	845,546
Prepaid expenses	9,858

Total Assets	964,303,953

LIABILITIES:
Payable to broker for collateral for securities on loan	25,024,990
Payable for investments purchased	2,754,015
Advisory fees payable	293,392
Accrued expenses and other liabilities	74,605
Shareholder servicing fees payable	10,141
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	275

Total Liabilities	28,157,896

NET ASSETS	$936,146,057

Net assets were comprised of:
Paid-in capital	$778,418,940
Retained earnings	157,727,117

Net assets, December 31, 2012	$936,146,057

Net asset value and redemption price per share, $936,146,057 / 98,239,013 outstanding shares of beneficial interest	$9.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $88,610 foreign withholding tax)	$35,158,954
Affiliated income from securities lending, net	427,950
Affiliated dividend income	76,692
Interest income	21

35,663,617

EXPENSES
Advisory fees	13,287,751
Shareholder servicing fees and expenses	1,563,248
Custodian and accounting fees	149,000
Loan interest expense (Note 7)	40,657
Trustees’ fees	28,000
Commitment fee on syndicated credit agreement	27,000
Audit fee	20,000
Insurance expenses	19,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	5,000
Miscellaneous	14,682

Total expenses	15,177,338
Less: shareholder servicing fee waiver	(440,299)

Net expenses	14,737,039

NET INVESTMENT INCOME	20,926,578

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	145,272,619
Net change in unrealized appreciation (depreciation) on investments	(3,177,699)

NET GAIN ON INVESTMENTS	142,094,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$163,021,498

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$20,926,578	$22,424,349
Net realized gain on investment transactions	145,272,619	23,726,767
Net change in unrealized appreciation (depreciation) on investments	(3,177,699)	(121,961,258)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	163,021,498	(75,810,142)

DISTRIBUTIONS	(22,457,433)	(13,243,131)

FUND SHARE TRANSACTIONS:
Fund share sold [90,075,623 and 143,438,398 shares, respectively]	818,022,158	1,230,948,500
Fund share issued in reinvestment of distributions [2,620,471 and 1,498,092 shares, respectively]	22,457,433	13,243,131
Fund share repurchased [193,523,209 and 124,534,031 shares, respectively]	(1,739,050,539)	(998,615,961)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(898,570,948)	245,575,670

TOTAL INCREASE (DECREASE) IN NET ASSETS	(758,006,883)	156,522,397
NET ASSETS:
Beginning of year	1,694,152,940	1,537,630,543

End of year	$936,146,057	$1,694,152,940

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST COHEN & STEERS REALTY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.3%
COMMON STOCKS	Shares	Value (Note 2)
Apartment — 14.5%
Apartment Investment & Management Co. (Class A Stock), REIT	480,846	$13,011,693
AvalonBay Communities, Inc., REIT	69,088	9,367,642
Education Realty Trust, Inc., REIT	362,484	3,856,830
Equity Residential, REIT	489,114	27,718,090
Essex Property Trust, Inc., REIT(a)	74,843	10,975,726
Home Properties, Inc., REIT(a)	79,330	4,863,722
Mid-America Apartment Communities, Inc., REIT	171,650	11,114,337
UDR, Inc., REIT	465,479	11,069,091

		91,977,131

Diversified Operations — 11.2%
American Assets Trust, Inc., REIT	164,334	4,589,849
Colonial Properties Trust, REIT	370,697	7,921,795
Digital Realty Trust, Inc., REIT(a)	150,261	10,201,219
DuPont Fabros Technology, Inc., REIT(a)	123,468	2,982,987
Forest City Enterprises, Inc. (Class A Stock)*	399,190	6,446,919
Liberty Property Trust, REIT	150,923	5,398,516
Vornado Realty Trust, REIT	417,914	33,466,553

		71,007,838

Healthcare — 12.3%
HCP, Inc., REIT	654,472	29,569,045
Health Care REIT, Inc., REIT	177,752	10,894,420
Healthcare Realty Trust, Inc., REIT	99,497	2,388,923
Senior Housing Properties Trust, REIT	243,517	5,756,742
Ventas, Inc., REIT	446,145	28,874,504

		77,483,634

Hotels — 7.1%
Chesapeake Lodging Trust, REIT	99,400	2,075,472
Hersha Hospitality Trust, REIT	886,742	4,433,710
Host Hotels & Resorts, Inc., REIT(a)	934,000	14,635,780
Hyatt Hotels Corp. (Class A Stock)*(a)	216,143	8,336,635
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*	446,074	5,214,605
Starwood Hotels & Resorts Worldwide, Inc.	120,635	6,919,624
Strategic Hotels & Resorts, Inc., REIT*	554,843	3,550,995

		45,166,821

Industrial — 6.3%
DCT Industrial Trust, Inc., REIT(a)	1,125,118	7,302,016
First Industrial Realty Trust, Inc., REIT*	96,952	1,365,084
ProLogis, Inc., REIT	847,231	30,915,459

		39,582,559

Office — 6.9%
Alexandria Real Estate Equities, Inc., REIT	72,169	5,002,755
Boston Properties, Inc., REIT	144,518	15,291,450
Brookfield Office Properties, lnc. (Canada)(a)	274,978	4,677,376
Hudson Pacific Properties, Inc., REIT	278,968	5,875,066
SL Green Realty Corp., REIT(a)	169,786	13,014,097

		43,860,744

Office Property — 5.8%
BioMed Realty Trust, Inc., REIT	250,200	4,836,366
Corporate Office Properties Trust, REIT	347,805	8,688,169

COMMON STOCKS (continued)	Shares	Value (Note 2)
Office Property (continued)
Douglas Emmett, Inc., REIT	401,824	$9,362,499
Highwoods Properties, Inc., REIT	270,172	9,037,253
Mack-Cali Realty Corp., REIT	183,951	4,802,961

		36,727,248

Regional Mall — 15.6%
General Growth Properties, Inc., REIT	619,950	12,306,007
Glimcher Realty Trust, REIT	411,245	4,560,707
Simon Property Group, Inc., REIT	458,244	72,443,794
Tanger Factory Outlet Centers, REIT	132,415	4,528,593
Taubman Centers, Inc., REIT	62,300	4,904,256

		98,743,357

Self Storage — 5.7%
Extra Space Storage, Inc., REIT	212,438	7,730,619
Public Storage, REIT	151,706	21,991,302
Sovran Self Storage, Inc., REIT	97,652	6,064,189

		35,786,110

Shopping Centers — 9.9%
Alexander’s, Inc., REIT	9,894	3,272,935
DDR Corp., REIT(a)	617,500	9,670,050
Federal Realty Investment Trust, REIT	111,780	11,627,356
Kimco Realty Corp., REIT(a)	716,626	13,845,214
Regency Centers Corp., REIT	321,716	15,159,258
Weingarten Realty Investors, REIT(a)	340,554	9,116,631

		62,691,444

Storage — 1.0%
CubeSmart, REIT	450,084	6,557,724

TOTAL LONG-TERM INVESTMENTS (cost $574,292,462)		609,584,610

SHORT-TERM INVESTMENT — 13.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $87,934,759; includes $63,308,392 of cash collateral for securities on loan)(b)(w)(Note 4)	87,934,759	87,934,759

TOTAL INVESTMENTS — 110.2% (cost $662,227,221)		697,519,369
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.2)%		(64,581,882)

NET ASSETS — 100.0%		$632,937,487

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST COHEN & STEERS REALTY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $62,048,660; cash collateral of $63,308,392 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchnge rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$609,584,610	$—	$—
Affiliated Money Market Mutual Fund	87,934,759	—	—

Total	$697,519,369	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Regional Mall	15.6%
Apartment	14.5
Affiliated Money Market Mutual Fund (10.0% represents investments purchased with collateral from securities on loan)	13.9
Healthcare	12.3
Diversified Operations	11.2
Shopping Centers	9.9
Hotels	7.1
Office	6.9
Industrial	6.3
Office Property	5.8
Self Storage	5.7
Storage	1.0

110.2
Liabilities in excess of other assets	(10.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST COHEN & STEERS REALTY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $62,048,660:
Unaffiliated investments (cost $574,292,462)	$609,584,610
Affiliated investments (cost $87,934,759)	87,934,759
Cash	54
Dividends and interest receivable	1,850,930
Receivable for fund share sold	512,232
Prepaid expenses	3,674

Total Assets	699,886,259

LIABILITIES:
Payable to broker for collateral for securities on loan	63,308,392
Payable for investments purchased	3,345,929
Advisory fees payable	207,780
Accrued expenses and other liabilities	56,763
Payable for fund share repurchased	21,919
Shareholder servicing fees payable	7,511
Affiliated transfer agent fee payable	478

Total Liabilities	66,948,772

NET ASSETS	$632,937,487

Net assets were comprised of:
Paid-in capital	$536,466,701
Retained earnings	96,470,786

Net assets, December 31, 2012	$632,937,487

Net asset value and redemption price per share, $632,937,487 / 86,211,824 outstanding shares of beneficial interest	$7.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $55,582 foreign withholding tax)	$7,402,516
Affiliated income from securities lending, net	139,609
Affiliated dividend income	39,459
Interest income	14

7,581,598

EXPENSES
Advisory fees	6,084,333
Shareholder servicing fees and expenses	608,431
Custodian and accounting fees	79,000
Audit fee	20,000
Trustees’ fees	15,000
Commitment fee on syndicated credit agreement	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Legal fees and expenses	9,000
Shareholders’ reports	9,000
Insurance expenses	7,000
Loan interest expense (Note 7)	4,041
Miscellaneous	10,052

Total expenses	6,868,857
Less: shareholder servicing fee waiver	(72,529)

Net expenses	6,796,328

NET INVESTMENT INCOME	785,270

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	70,574,793
Net change in unrealized appreciation (depreciation) on investments	10,664,310

NET GAIN ON INVESTMENTS	81,239,103

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,024,373

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$785,270	$8,042,292
Net realized gain on investment transactions	70,574,793	60,430,090
Net change in unrealized appreciation (depreciation) on investments.	10,664,310	(62,059,403)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	82,024,373	6,412,979

DISTRIBUTIONS	(8,046,948)	(4,100,446)

FUND SHARE TRANSACTIONS:
Fund share sold [35,213,698 and 46,696,487 shares, respectively]	247,815,336	293,839,149
Fund share issued in reinvestment of distributions [1,156,171 and 637,705 shares, respectively]	8,046,948	4,100,446
Fund share repurchased [32,500,660 and 55,129,636 shares, respectively]	(228,475,811)	(318,603,554)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	27,386,473	(20,663,959)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	373,605

TOTAL INCREASE (DECREASE) IN NET ASSETS	101,363,898	(17,977,821)
NET ASSETS:
Beginning of year	531,573,589	549,551,410

End of year	$632,937,487	$531,573,589

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS — 97.1%	Shares	Value (Note 2)
Advertising — 0.7%
Millennial Media, Inc.*	252,100	$3,158,813
National CineMedia, Inc.	88,800	1,254,744

		4,413,557

Aerospace & Defense — 1.7%
Innovative Solutions & Support, Inc.	1,154,549	3,971,649
Teledyne Technologies, Inc.*	108,806	7,080,006

		11,051,655

Biotechnology — 1.7%
Amarin Corp. PLC (United Kingdom), ADR*(a)	573,600	4,640,424
Ariad Pharmaceuticals, Inc.*	111,500	2,138,570
Arqule, Inc.*	891,400	2,487,006
Puma Biotechnology, Inc.*	80,915	1,517,156

		10,783,156

Building Materials — 3.2%
Cemex Latam Holdings SA (Spain)	865,000	5,570,855
Eagle Materials, Inc.(a)	74,200	4,340,700
Fortune Brands Home & Security, Inc.*	109,600	3,202,512
Owens Corning*(a)	215,000	7,952,850

		21,066,917

Business Services — 0.9%
CoStar Group, Inc.*	68,605	6,131,229

Cable Television — 0.8%
Central European Media Enterprises Ltd. (Bermuda) (Class A Stock)*(a)	830,000	5,087,900

Chemicals — 0.7%
Eastman Chemical Co.	64,500	4,389,225

Clothing & Apparel — 0.2%
Brunello Cucinelli SpA (Italy)*	91,200	1,608,898

Commercial Banks — 1.9%
Popular, Inc. (Puerto Rico)*	183,000	3,804,570
Walker & Dunlop, Inc.*(a)	523,200	8,716,512

		12,521,082

Commercial Services — 0.6%
Intersections, Inc.	102,000	966,960
MoneyGram International, Inc.*(a)	198,524	2,638,384
TNS, Inc.*	2,973	61,630

		3,666,974

Computer Services & Software — 8.4%
Cinedigm Digital Cinema Corp.*	483,000	676,200
Cinedigm Digital Cinema Corp. (Class A Stock)*	1,857,787	2,600,902
CommVault Systems, Inc.*(a)	271,400	18,919,294
Envestnet, Inc.*	539,300	7,523,235
Exa Corp.*	153,656	1,495,073
IHS, Inc. (Class A Stock)*	28,409	2,727,264
LivePerson, Inc.*(a)	195,300	2,566,242
RADWARE Ltd. (Israel)*	271,000	8,943,000
Syntel, Inc.	71,900	3,853,121
Telecity Group PLC (United Kingdom)	424,100	5,477,036

		54,781,367

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Products & Services — 1.1%
Vitamin Shoppe, Inc.*(a)	124,328	$7,131,454

Distribution/Wholesale — 2.7%
MRC Global, Inc.*	365,800	10,161,924
Titan Machinery, Inc.*(a)	300,500	7,422,350

		17,584,274

Electric — 0.4%
ITC Holdings Corp.	37,756	2,903,814

Electronic Components & Equipment — 1.2%
Ambarella, Inc.	428,600	4,778,890
Fluidigm Corp.*	188,293	2,694,473

		7,473,363

Energy–Alternate Sources — 0.4%
Gevo, Inc.*(a)	1,750,000	2,695,000

Engineering & Construction — 1.8%
Chicago Bridge & Iron Co. NV (Netherlands)	248,000	11,494,800

Entertainment & Leisure — 0.3%
Penn National Gaming, Inc.*(a)	35,092	1,723,368

Financial Services — 2.6%
Affiliated Managers Group, Inc.*	69,900	9,097,485
Air Lease Corp.*(a)	347,749	7,476,603

		16,574,088

Food — 1.4%
Amira Nature Foods Ltd. (United Arab Emirates)(a)	634,039	5,040,610
Annie’s, Inc.*(a)	117,700	3,934,711

		8,975,321

Healthcare Products — 1.3%
Chindex International, Inc.*	107,382	1,127,511
DexCom, Inc.*	526,219	7,161,841
NuVasive, Inc.*	18,800	290,648

		8,580,000

Healthcare Services — 2.0%
Protalix BioTherapeutics, Inc.*(a)	1,814,965	9,419,668
Seattle Genetics, Inc.*(a)	145,890	3,384,648

		12,804,316

Home Builders — 1.1%
Meritage Homes Corp.*	198,000	7,395,300

Hotels & Motels — 1.3%
Melco Crown Entertainment Ltd. (Cayman Islands), ADR*(a)	247,594	4,169,483
NagaCorp Ltd. (Cayman Islands)	6,458,184	3,945,603

		8,115,086

Household Products — 1.2%
Samsonite International SA (Luxembourg)	3,695,000	7,618,016

Internet Services — 6.6%
Acquity Group Ltd. (Cayman Islands), ADR	426,467	3,288,061
Active Network, Inc. (The)*(a)	254,000	1,247,140
ASOS PLC (United Kingdom)*	32,300	1,424,702
Brightcove, Inc.*(a)	441,042	3,987,020
BroadSoft, Inc.*(a)	204,198	7,418,513
CDON Group AB (Sweden)*(a)	411,200	2,545,017
Constant Contact, Inc.*(a)	385,400	5,476,534
NIC, Inc.	245,000	4,003,300

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Services (continued)
Shutterfly, Inc.*	132,900	$3,969,723
Shutterstock, Inc.	45,231	1,176,006
Synacor, Inc.*(a)	267,000	1,460,490
WebMediaBrands, Inc.*	168,756	337,512
Yoox SpA (Italy)*	430,000	6,810,700

		43,144,718

Manufacturing — 1.3%
EnPro Industries, Inc.*(a)	45,600	1,865,040
Trinity Industries, Inc.	192,500	6,895,350

		8,760,390

Medical Supplies & Equipment — 2.2%
Conceptus, Inc.*(a)	297,253	6,245,286
Corcept Therapeutics, Inc.*	1,000,000	1,430,000
Corcept Therapeutics, Inc., PIPE*	123,242	176,236
Insulet Corp.*(a)	292,271	6,201,991

		14,053,513

Oil, Gas & Consumable Fuels — 3.3%
C&J Energy Services, Inc.*(a)	136,600	2,928,704
Edgen Group, Inc.	457,488	3,229,865
Kodiak Oil & Gas Corp. (Canada)*(a)	480,000	4,248,000
Range Resources Corp.	40,100	2,519,483
Seadrill Partners LLC (United Kingdom)(a)	70,700	1,813,455
Vermilion Energy, Inc. (Canada)	67,700	3,537,116
Whiting Petroleum Corp.*	75,600	3,278,772

		21,555,395

Pharmaceuticals — 14.7%
Achillion Pharmaceuticals, Inc.*(a)	449,800	3,607,396
Adaltis, Inc. (Canada), (OTC)*(g)	41,000	—
Adaltis, Inc. (Canada), (TSX)*(g)	172,400	—
Alexza Pharmaceuticals, Inc.*(a)	418,377	2,070,966
Alkermes PLC (Ireland)*(a)	90,500	1,676,060
Catalyst Pharmaceutical Partners, Inc.*(a)	1,900,000	828,400
Cubist Pharmaceuticals, Inc.*(a)	334,100	14,052,246
Dynavax Technologies Corp.*(a)	12,260,000	35,063,600
Idenix Pharmaceuticals, Inc.*(a)	475,300	2,305,205
Nektar Therapeutics*(a)	203,700	1,509,417
Progenics Pharmaceuticals, Inc.*	1,739,525	5,183,785
Regeneron Pharmaceuticals, Inc.*	34,400	5,884,808
Sagent Pharmaceuticals, Inc.*(a)	329,600	5,303,264
Salix Pharmaceuticals Ltd.*(a)	129,825	5,255,316
Swedish Orphan Biovitrum AB (Sweden)*	303,215	1,715,922
Threshold Pharmaceuticals, Inc.*(a)	726,900	3,060,249
Vical, Inc.*	1,051,664	3,060,342
Vivus, Inc.*(a)	166,000	2,227,720
Zogenix, Inc.*(a)	2,238,259	2,976,884

		95,781,580

Real Estate — 0.8%
LPS Brasil Consultoria de Imoveis SA (Brazil)	297,100	5,484,923

Real Estate Investment Trusts — 1.1%
Concentradora Fibra Hotelera Mexicana SA de CV (Mexico)	2,845,143	4,270,037
Fibra Uno Administracion SA de CV (Mexico)	904,928	2,730,262

		7,000,299

COMMON STOCKS (continued)	Shares	Value (Note 2)
Restaurants — 3.0%
Buffalo Wild Wings, Inc.*(a)	46,300	$3,371,566
International Meal Co. Holdings SA (Brazil)	1,318,664	16,294,114

		19,665,680

Retail & Merchandising — 8.1%
Arezzo Industria e Comercio SA (Brazil)	652,200	12,598,051
Bloomin’ Brands, Inc.	295,000	4,613,800
Dick’s Sporting Goods, Inc.	176,900	8,047,181
Gordmans Stores, Inc.*(a)	200,200	3,007,004
MSC Industrial Direct Co., Inc. (Class A Stock)	127,000	9,573,260
Salvatore Ferragamo Italia SpA (Italy)	457,100	10,119,249
Ulta Salon Cosmetics & Fragrance, Inc.	47,700	4,687,002

		52,645,547

Savings & Loan — 0.7%
EverBank Financial Corp	283,500	4,226,985

Semiconductors — 6.1%
Mellanox Technologies Ltd. (Israel)*(a)	122,400	7,268,112
Microsemi Corp.*	383,916	8,077,593
Mindspeed Technologies, Inc.*(a)	1,621,464	7,588,452
Nova Measuring Instruments Ltd. (Israel)*	733,130	5,850,377
Peregrine Semiconductor Corp.*	216,300	3,311,553
RDA Microelectronics, Inc. (Cayman Islands), ADR	523,942	5,632,377
Vitesse Semiconductor Corp.*	707,300	1,577,279

		39,305,743

Software — 1.9%
Eloqua, Inc.*(a)	42,284	997,480
Fleetmatics Group PLC (Ireland)	105,000	2,641,800
inContact, Inc.*	223,508	1,157,771
Jive Software, Inc.*(a)	74,800	1,086,844
ServiceNow, Inc.(a)	97,900	2,939,937
Synchronoss Technologies, Inc.*(a)	168,500	3,553,665

		12,377,497

Telecommunications — 2.5%
Acme Packet, Inc.*(a)	95,200	2,105,824
Gilat Satellite Networks Ltd. (Israel)*	777,900	4,115,091
IPG Photonics Corp.(a)	80,116	5,339,731
tw telecom, Inc.*	189,630	4,829,876

		16,390,522

Textiles — 0.2%
Cia Hering (Brazil)	66,700	1,367,879

Transportation — 5.0%
Aramex PJSC (United Arab Emirates)	17,395,000	9,532,858
DSV A/S (Denmark)	288,200	7,456,436
Old Dominion Freight Line, Inc.*	203,900	6,989,692
Ryder System, Inc.	175,092	8,742,344

		32,721,330

TOTAL COMMON STOCKS (cost $590,285,782)		631,052,161

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

WARRANTS* — 0.2%	Units	Value (Note 2)
Energy–Alternate Sources
Syntroleum Corp., expiring 07/16/16	615,342	$43,074

Medical Supplies & Equipment
Corcept Therapeutics, Inc., expiring 03/29/15	43,135	7,764

Pharmaceuticals — 0.2%
Alexza Pharmaceuticals, Inc., expiring 02/23/17	1,375,000	371,250
Dynavax Technologies Corp., expiring 04/16/15	173,656	415,038
Threshold Pharmaceuticals, Inc., expiring 10/05/14	90,745	274,957
Zogenix, Inc., expiring 07/24/17	850,500	250,897

		1,312,142

TOTAL WARRANTS (cost $38,442)		1,362,980

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
CONVERTIBLE BOND — 0.1%
Investment Companies
TICC Capital Corp., Sr. Unsec’d. Notes, 144A (cost $683,000)
7.500%	11/01/17	NR	$683	679,312

TOTAL LONG-TERM INVESTMENTS (cost $591,007,224)				633,094,453

			Shares
SHORT-TERM INVESTMENT — 27.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $176,798,340; includes $163,092,146 of cash collateral for securities on loan)(b)(w) (Note 4)			176,798,340	176,798,340

TOTAL INVESTMENTS — 124.6% (cost $767,805,564)				809,892,793
LIABILITIES IN EXCESS OF OTHER ASSETS — (24.6)%				(160,148,331)

NET ASSETS — 100.0%				$649,744,462

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
NR	Non Rated by Moody’s or Standard & Poor’s
OTC	Over-The-Counter
PIPE	Private Investment In Public Equity
TSX	Toronto Stock Exchange

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $159,749,661; cash collateral of $163,092,146 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$579,739,540	$50,636,421	$676,200
Warrants	—	1,112,083	250,897
Convertible Bond	—	679,312	—
Affiliated Money Market Mutual Fund	176,798,340	—	—

Total	$756,537,880	$52,427,816	$927,097

Fair value of Level 2 investments at 12/31/11 was $1,108,707. An amount of $26,964,037 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognized transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (25.1% represents investments purchased with collateral from securities on loan)	27.2%
Pharmaceuticals	14.9
Computer Services & Software	8.4
Retail & Merchandising	8.1
Internet Services	6.6
Semiconductors	6.1
Transportation	5.0
Oil, Gas & Consumable Fuels	3.3
Building Materials	3.2
Restaurants	3.0
Distribution/Wholesale	2.7
Financial Services	2.6
Telecommunications	2.5
Medical Supplies & Equipment	2.2
Healthcare Services	2.0
Commercial Banks	1.9
Software	1.9
Engineering & Construction	1.8
Aerospace & Defense	1.7
Biotechnology	1.7
Food	1.4
Manufacturing	1.3
Healthcare Products	1.3
Hotels & Motels	1.3
Household Products	1.2
Electronic Components & Equipment	1.2
Home Builders	1.1
Consumer Products & Services	1.1
Real Estate Investment Trusts	1.1
Business Services	0.9
Real Estate	0.8
Cable Television	0.8
Advertising	0.7
Chemicals	0.7
Savings & Loan	0.7
Commercial Services	0.6
Electric	0.4
Energy – Alternate Sources	0.4
Entertainment & Leisure	0.3
Clothing & Apparel	0.2
Textiles	0.2
Investment Companies	0.1

124.6
Liabilities in excess of other assets	(24.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$1,362,980	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$(5,932)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$567,345

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $159,749,661:
Unaffiliated investments (cost $591,007,224)	$633,094,453
Affiliated investments (cost $176,798,340)	176,798,340
Receivable for fund share sold	3,616,884
Receivable for investments sold	2,259,664
Dividends and interest receivable	154,908
Tax reclaim receivable	20,406
Prepaid expenses	6,522

Total Assets	815,951,177

LIABILITIES:
Payable to broker for collateral for securities on loan	163,092,146
Payable for investments purchased	2,723,263
Advisory fees payable	283,017
Accrued expenses and other liabilities	84,899
Payable to custodian	14,279
Shareholder servicing fees payable	7,580
Payable for fund share repurchased	1,053
Affiliated transfer agent fee payable	478

Total Liabilities	166,206,715

NET ASSETS	$649,744,462

Net assets were comprised of:
Paid-in capital	$603,136,929
Retained earnings	46,607,533

Net assets, December 31, 2012	$649,744,462

Net asset value and redemption price per share, $649,744,462 / 67,473,995 outstanding shares of beneficial interest	$9.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $124,910 foreign withholding tax)	$5,316,179
Affiliated income from securities lending, net	1,769,962
Affiliated dividend income	53,206
Interest income	8,873

7,148,220

EXPENSES
Advisory fees	6,276,625
Shareholder servicing fees and expenses	660,693
Custodian and accounting fees	225,000
Audit fee	20,000
Trustees’ fees	16,000
Legal fees and expenses	13,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Insurance expenses	8,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	4,289
Miscellaneous	50,618

Total expenses	7,300,225
Less: shareholder servicing fee waiver	(88,208)

Net expenses	7,212,017

NET INVESTMENT LOSS	(63,797)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	35,665,741
Foreign currency transactions	(46,007)

35,619,734

Net change in unrealized appreciation (depreciation) on:
Investments	74,154,710
Foreign currencies	372

74,155,082

NET GAIN ON INVESTMENTS	109,774,816

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$109,711,019

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(63,797)	$(2,496,085)
Net realized gain on investment and foreign currency transactions	35,619,734	72,570,835
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	74,155,082	(196,509,334)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	109,711,019	(126,434,584)

DISTRIBUTIONS	—	(2,520,572)

FUND SHARE TRANSACTIONS:
Fund share sold [34,999,848 and 41,836,489 shares, respectively]	323,956,311	354,411,040
Fund share issued in reinvestment of distributions [0 and 274,572 shares, respectively]	—	2,520,572
Net asset value of shares issued in merger [0 and 18,272,020 shares, respectively] (Note 10)	—	182,989,144
Fund share repurchased [32,528,686 and 65,368,695 shares, respectively]	(305,054,834)	(537,889,888)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	18,901,477	2,030,868

TOTAL INCREASE (DECREASE) IN NET ASSETS	128,612,496	(126,924,288)
NET ASSETS:
Beginning of year	521,131,966	648,056,254

End of year	$649,744,462	$521,131,966

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)
Apparel — 3.6%
NIKE, Inc. (Class B Stock)	936,151	$48,305,392

Banks — 1.6%
Northern Trust Corp.	425,030	21,319,505

Beverages — 2.2%
PepsiCo, Inc.	434,797	29,753,159

Biotechnology — 1.5%
Vertex Pharmaceuticals, Inc.*	475,627	19,947,796

Chemicals — 2.8%
Praxair, Inc.	345,828	37,850,875

Commercial Services — 2.8%
MasterCard, Inc. (Class A Stock)	76,021	37,347,597

Computers — 10.8%
Apple, Inc.	212,538	113,289,130
NetApp, Inc.*(a)	980,610	32,899,466

		146,188,596

Cosmetics/Personal Care — 3.1%
Avon Products, Inc.	591,055	8,487,550
Procter & Gamble Co. (The)	495,671	33,651,104

		42,138,654

Diversified Financial Services — 3.2%
American Express Co.	751,853	43,216,510

Electronic Components & Equipment — 1.4%
Honeywell International, Inc.	307,708	19,530,227

Financials — 1.8%
CME Group, Inc.(a)	492,614	24,980,456

Internet Services — 12.5%
Amazon.com, Inc.*	97,333	24,444,210
Equinix, Inc.*(a)	218,287	45,010,779
Google, Inc. (Class A Stock)*	119,595	84,837,105
priceline.com, Inc.*	23,044	14,314,933

		168,607,027

Lodging — 3.2%
Las Vegas Sands Corp.	339,528	15,672,612
Marriott International, Inc. (Class A Stock)(a)	724,947	27,018,775

		42,691,387

Oil & Gas — 1.6%
Halliburton Co.	628,503	21,802,769

Oil & Gas Services — 4.8%
Schlumberger Ltd. (Netherlands)	942,480	65,304,439

Pharmaceuticals — 4.2%
Abbott Laboratories	601,070	39,370,085
Teva Pharmaceutical Industries Ltd. (Israel), ADR	484,381	18,086,787

		57,456,872

Real Estate — 3.1%
CBRE Group, Inc. (Class A Stock)*	2,129,654	42,380,115

Real Estate Investment Trusts — 5.5%
American Tower Corp.	967,130	74,730,135

Restaurants — 2.1%
Chipotle Mexican Grill, Inc.*(a)	94,984	28,253,941

COMMON STOCKS (continued)	Shares	Value (Note 2)
Retailing — 8.5%
Costco Wholesale Corp.	479,678	$47,377,796
Dollar General Corp.*	446,000	19,664,140
PVH Corp.(a)	238,749	26,503,526
Urban Outfitters, Inc.*(a)	528,426	20,798,847

		114,344,309

Semiconductors — 8.8%
QUALCOMM, Inc.	1,342,947	83,289,573
Xilinx, Inc.	983,306	35,300,685

		118,590,258

Software — 5.7%
Activision Blizzard, Inc.	2,387,976	25,360,305
Oracle Corp.	846,031	28,189,753
salesforce.com, Inc.*(a)	137,471	23,108,875

		76,658,933

Telecommunications — 4.0%
Crown Castle International Corp.*(a)	741,325	53,494,012

TOTAL LONG-TERM INVESTMENTS (cost $1,179,251,027)		1,334,892,964

SHORT-TERM INVESTMENT — 9.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $133,865,182; includes $115,318,367 of cash collateral for securities on loan)(b)(w)(Note 4)	133,865,182	133,865,182

TOTAL INVESTMENTS — 108.7% (cost $1,313,116,209)		1,468,758,146
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.7)%		(117,879,839)

NET ASSETS — 100.0%		$1,350,878,307

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $114,907,283; cash collateral of $115,318,367 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,334,892,964	$—	$—
Affiliated Money Market Mutual Fund	133,865,182	—	—

Total	$1,468,758,146	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Internet Services	12.5%
Computers	10.8
Affiliated Money Market Mutual Fund (8.5% represents investments purchased with collateral from securities on loan)	9.9
Semiconductors	8.8
Retailing	8.5
Software	5.7
Real Estate Investment Trusts	5.5
Oil & Gas Services	4.8
Pharmaceuticals	4.2
Telecommunications	4.0
Apparel	3.6
Diversified Financial Services	3.2
Lodging	3.2
Real Estate	3.1
Cosmetics/Personal Care	3.1
Chemicals	2.8
Commercial Services	2.8
Beverages	2.2
Restaurants	2.1
Financials	1.8
Oil & Gas	1.6
Banks	1.6
Biotechnology	1.5
Electronic Components & Equipment	1.4

108.7
Liabilities in excess of other assets	(8.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $114,907,283:
Unaffiliated investments (cost $1,179,251,027)	$1,334,892,964
Affiliated investments (cost $133,865,182)	133,865,182
Receivable for investments sold	6,765,649
Receivable for fund share sold	1,528,774
Dividends receivable	477,207
Prepaid expenses	11,550

Total Assets	1,477,541,326

LIABILITIES:
Payable to broker for collateral for securities on loan	115,318,367
Payable for investments purchased	10,814,436
Advisory fees payable	416,291
Accrued expenses and other liabilities	95,818
Shareholder servicing fees payable	13,950
Payable for fund share repurchased	3,679
Affiliated transfer agent fee payable	478

Total Liabilities	126,663,019

NET ASSETS	$1,350,878,307

Net assets were comprised of:
Paid-in capital	$1,741,187,257
Retained earnings	(390,308,950)

Net assets, December 31, 2012	$1,350,878,307

Net asset value and redemption price per share, $1,350,878,307 / 43,108,519 outstanding shares of beneficial interest	$31.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $110,750 foreign withholding tax)	$19,264,567
Affiliated income from securities lending, net	93,577
Affiliated dividend income	36,307

19,394,451

EXPENSES
Advisory fees	9,965,926
Shareholder servicing fees and expenses	1,107,321
Custodian and accounting fees	98,000
Commitment fee on syndicated credit agreement	43,000
Audit fee	20,000
Trustees’ fees	20,000
Insurance expenses	18,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	4,799
Miscellaneous	11,840

Total expenses	11,315,886
Less: shareholder servicing fee waiver	(257,928)

Net expenses	11,057,958

NET INVESTMENT INCOME	8,336,493

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	49,821,201
Net change in unrealized appreciation (depreciation) on investments	132,770,022

NET GAIN ON INVESTMENTS	182,591,223

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$190,927,716

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,336,493	$2,630,650
Net realized gain on investment transactions	49,821,201	106,525,046
Net change in unrealized appreciation (depreciation) on investments	132,770,022	(192,003,820)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	190,927,716	(82,848,124)

DISTRIBUTIONS	(2,633,675)	(2,873,959)

FUND SHARE TRANSACTIONS:
Fund share sold [21,183,855 and 28,910,625 shares, respectively]	633,732,911	777,968,380
Fund share issued in reinvestment of distributions [92,151 and 105,466 shares, respectively]	2,633,675	2,873,959
Fund share repurchased [13,385,841 and 65,027,319 shares, respectively]	(398,023,327)	(1,719,835,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	238,343,259	(938,992,752)

TOTAL INCREASE (DECREASE) IN NET ASSETS	426,637,300	(1,024,714,835)
NET ASSETS:
Beginning of year	924,241,007	1,948,955,842

End of year	$1,350,878,307	$924,241,007

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.0%
Boeing Co. (The)	374,062	$28,189,312
General Dynamics Corp.	217,689	15,079,317

		43,268,629

Agriculture — 1.6%
Philip Morris International, Inc.	276,570	23,132,315

Automobile Manufacturers — 1.8%
General Motors Co.*(a)	909,633	26,224,719

Banks — 10.8%
Bank of America Corp.	3,184,932	36,945,211
Citigroup, Inc.	293,889	11,626,249
JPMorgan Chase & Co.	1,287,544	56,613,310
Morgan Stanley	716,699	13,703,285
SunTrust Banks, Inc.	656,537	18,612,824
U.S. Bancorp	596,373	19,048,154

		156,549,033

Beverages — 1.8%
Anheuser-Busch InBev NV (Belgium), ADR(a)	155,730	13,612,359
Diageo PLC (United Kingdom), ADR(a)	103,906	12,113,361

		25,725,720

Biotechnology — 1.7%
Celgene Corp.*	91,336	7,189,970
Vertex Pharmaceuticals, Inc.*	404,078	16,947,031

		24,137,001

Building Materials — 0.8%
Masco Corp.	698,356	11,634,611

Chemicals — 1.6%
Eastman Chemical Co.	188,315	12,814,836
LyondellBasell Industries NV (Netherlands) (Class A Stock)	172,664	9,857,388

		22,672,224

Computers — 1.3%
EMC Corp.*	762,622	19,294,337

Cosmetics/Personal Care — 0.7%
Procter & Gamble Co. (The)	144,314	9,797,477

Diversified Financial Services — 2.4%
Ameriprise Financial, Inc.	146,495	9,174,982
IntercontinentalExchange, Inc.*	55,139	6,826,760
SLM Corp.	1,108,412	18,987,098

		34,988,840

Electric — 6.8%
American Electric Power Co., Inc.	423,964	18,094,784
Duke Energy Corp.	318,477	20,318,833
Exelon Corp.	238,087	7,080,707
Northeast Utilities(a)	451,416	17,641,337
PPL Corp.	648,752	18,573,770
Xcel Energy, Inc.	673,853	17,998,614

		99,708,045

Environmental Control — 0.8%
Waste Management, Inc.(a)	331,988	11,201,275

Food — 1.9%
J.M. Smucker Co. (The)	167,020	14,403,805

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food (continued)
Mondelez International, Inc. (Class A Stock)	518,763	$13,212,894

		27,616,699

Healthcare Products — 1.1%
C.R. Bard, Inc.	111,735	10,920,979
Varian Medical Systems, Inc.*(a)	78,095	5,485,393

		16,406,372

Healthcare Providers & Services — 2.4%
Aetna, Inc.(a)	303,381	14,046,540
UnitedHealth Group, Inc.	385,096	20,887,607

		34,934,147

Insurance — 8.2%
American International Group, Inc.*	685,301	24,191,125
Everest Re Group Ltd. (Bermuda)	199,619	21,948,109
Hartford Financial Services Group, Inc. (The)	530,205	11,897,800
Lincoln National Corp.(a)	1,425,124	36,910,712
Travelers Cos., Inc. (The)	344,303	24,727,841

		119,675,587

Internet — 1.0%
Google, Inc. (Class A Stock)*	21,550	15,286,923

Lodging — 1.0%
MGM Resorts International*	1,305,374	15,194,553

Media — 3.6%
CBS Corp. (Class B Stock)	392,706	14,942,463
DIRECTV*	345,329	17,321,703
DISH Network Corp. (Class A Stock)	196,139	7,139,460
Viacom, Inc. (Class B Stock)	251,556	13,267,063

		52,670,689

Miscellaneous Manufacturing — 4.9%
General Electric Co.	2,841,398	59,640,944
Textron, Inc.	472,712	11,718,530

		71,359,474

Oil & Gas — 14.3%
Chevron Corp.	190,623	20,613,971
Devon Energy Corp.	721,063	37,524,119
Exxon Mobil Corp.	715,416	61,919,255
Halliburton Co.	991,861	34,407,658
Occidental Petroleum Corp.	287,860	22,052,955
Southwestern Energy Co.*(a)	429,159	14,338,202
Transocean Ltd. (Switzerland)	383,171	17,108,585

		207,964,745

Pharmaceuticals — 7.8%
Eli Lilly & Co.	352,392	17,379,973
Johnson & Johnson(a)	221,593	15,533,669
Merck & Co., Inc.	582,576	23,850,661
Mylan, Inc.*	210,517	5,785,007
Pfizer, Inc.	2,010,912	50,433,673

		112,982,983

Real Estate Investment Trusts — 3.0%
American Tower Corp.	151,780	11,728,041
AvalonBay Communities, Inc.	123,533	16,749,839
Simon Property Group, Inc.	97,028	15,339,157

		43,817,037

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Restaurants — 1.1%
Chipotle Mexican Grill, Inc.*(a)	54,046	$16,076,523

Retail — 5.7%
Bed Bath & Beyond, Inc.*(a)	398,793	22,296,517
Lowe’s Cos., Inc.	691,430	24,559,594
Urban Outfitters, Inc.*	385,994	15,192,724
Walgreen Co.	578,284	21,402,291

		83,451,126

Semiconductors — 2.9%
Altera Corp.	600,093	20,667,203
Lam Research Corp.*	604,839	21,852,833

		42,520,036

Software — 0.9%
Adobe Systems, Inc.*(a)	363,416	13,693,515

Telecommunications — 4.0%
AT&T, Inc.	657,305	22,157,752
Cisco Systems, Inc.	860,116	16,901,279
Juniper Networks, Inc.*	947,344	18,634,256

		57,693,287

TOTAL LONG-TERM INVESTMENTS (cost $1,332,353,003)		1,439,677,922

SHORT-TERM INVESTMENT — 8.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $118,099,786; includes $105,223,047 of cash collateral for securities on loan)(b)(w)(Note 4)	118,099,786	118,099,786

TOTAL INVESTMENTS — 107.0% (cost $1,450,452,789)		1,557,777,708
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.0)%		(102,477,987)

NET ASSETS — 100.0%		$1,455,299,721

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $104,728,886; cash collateral of $105,223,047 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,439,677,922	$—	$—
Affiliated Money Market Mutual Fund	118,099,786	—	—

Total	$1,557,777,708	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Oil & Gas	14.3%
Banks	10.8
Insurance	8.2
Affiliated Money Market Mutual Fund (7.2% represents investments purchased with collateral from securities on loan)	8.1
Pharmaceuticals	7.8
Electric	6.8
Retail	5.7
Miscellaneous Manufacturing	4.9
Telecommunications	4.0
Media	3.6
Real Estate Investment Trusts	3.0
Aerospace & Defense	3.0
Semiconductors	2.9
Diversified Financial Services	2.4
Healthcare Providers & Services	2.4

Food	1.9%
Automobile Manufacturers	1.8
Beverages	1.8
Biotechnology	1.7
Agriculture	1.6
Chemicals	1.6
Computers	1.3
Healthcare Products	1.1
Restaurants	1.1
Internet	1.0
Lodging	1.0
Software	0.9
Building Materials	0.8
Environmental Control	0.8
Cosmetics/Personal Care	0.7

107.0
Liabilities in excess of other assets	(7.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $104,728,886:
Unaffiliated investments (cost $1,332,353,003)	$1,439,677,922
Affiliated investments (cost $118,099,786)	118,099,786
Receivable for investments sold	24,204,901
Dividends receivable	1,808,490
Receivable for fund share sold	940,553
Prepaid expenses	8,203

Total Assets	1,584,739,855

LIABILITIES:
Payable to broker for collateral for securities on loan	105,223,047
Payable for investments purchased	22,019,540
Payable for fund share repurchased	1,729,289
Advisory fees payable	376,996
Accrued expenses and other liabilities	76,305
Shareholder servicing fees payable	14,479
Affiliated transfer agent fee payable	478

Total Liabilities	129,440,134

NET ASSETS	$1,455,299,721

Net assets were comprised of:
Paid-in capital	$1,969,186,425
Retained earnings	(513,886,704)

Net assets, December 31, 2012	$1,455,299,721

Net asset value and redemption price per share, $1,455,299,721 / 82,579,168 outstanding shares of beneficial interest	$17.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $17,944 foreign withholding tax)	$26,725,592
Affiliated income from securities lending, net	96,662
Affiliated dividend income	51,958

26,874,212

EXPENSES
Advisory fees	10,196,647
Shareholder servicing fees and expenses	1,359,552
Custodian and accounting fees	128,000
Audit fee	23,000
Trustees’ fees	23,000
Commitment fee on syndicated credit agreement	16,000
Insurance expenses	15,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Loan interest expense (Note 7)	7,518
Shareholders’ reports	4,000
Miscellaneous	15,279

Total expenses	11,808,996
Less: shareholder servicing fee waiver	(358,821)

Net expenses	11,450,175

NET INVESTMENT INCOME	15,424,037

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	69,153,947
Net change in unrealized appreciation (depreciation) on investments	148,325,869

NET GAIN ON INVESTMENTS	217,479,816

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$232,903,853

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,424,037	$15,214,819
Net realized gain (loss) on investment transactions	69,153,947	(825,403)
Net change in unrealized appreciation (depreciation) on investments	148,325,869	(137,146,775)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	232,903,853	(122,757,359)

DISTRIBUTIONS	(15,224,100)	(8,270,985)

FUND SHARE TRANSACTIONS:
Fund share sold [26,541,398 and 63,371,930 shares, respectively]	435,888,286	995,247,915
Fund share issued in reinvestment of distributions [980,934 and 507,422 shares, respectively]	15,224,100	8,270,985
Fund share repurchased [24,453,486 and 40,541,218 shares, respectively]	(398,771,194)	(581,985,648)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	52,341,192	421,533,252

TOTAL INCREASE IN NET ASSETS	270,020,945	290,504,908
NET ASSETS:
Beginning of year	1,185,278,776	894,773,868

End of year	$1,455,299,721	$1,185,278,776

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value (Note 2)
Apparel — 3.8%
Deckers Outdoor Corp.*(a)	152,187	$6,128,570
PVH Corp.	139,286	15,462,139

		21,590,709

Beverages — 1.3%
Beam, Inc.	119,843	7,321,209

Biotechnology — 3.1%
Alexion Pharmaceuticals, Inc.*	35,162	3,298,547
Ariad Pharmaceuticals, Inc.*	135,735	2,603,397
BioMarin Pharmaceutical, Inc.*	68,129	3,355,353
Vertex Pharmaceuticals, Inc.*	190,484	7,988,899

		17,246,196

Chemicals — 4.7%
Airgas, Inc.	111,055	10,138,211
Ecolab, Inc.	118,397	8,512,744
International Flavors & Fragrances, Inc.	115,749	7,701,938

		26,352,893

Commercial Banks — 1.6%
First Republic Bank	270,383	8,863,155

Commercial Services — 3.7%
Genpact Ltd. (Bermuda)	269,268	4,173,654
HMS Holdings Corp.*(a)	94,855	2,458,642
Quanta Services, Inc.*	210,261	5,738,023
Ritchie Bros. Auctioneers, Inc. (Canada)(a)	391,349	8,175,281

		20,545,600

Computer Services & Software — 1.7%
Activision Blizzard, Inc.	878,050	9,324,891

Computers — 4.5%
Cognizant Technology Solutions Corp. (Class A Stock)*	71,892	5,323,603
MICROS Systems, Inc.*	173,036	7,343,648
NetApp, Inc.*	257,599	8,642,446
RealD, Inc.*(a)	359,761	4,032,921

		25,342,618

Consumer Products & Services — 3.6%
Church & Dwight Co., Inc.(a)	136,019	7,286,538
Estee Lauder Cos., Inc. (The) (Class A Stock)	83,014	4,969,218
FleetCor Technologies, Inc.*	149,597	8,025,879

		20,281,635

Diversified Financial Services — 5.1%
IntercontinentalExchange, Inc.*(a)	65,552	8,115,993
Lazard Ltd. (Bermuda) (Class A Stock)	241,883	7,217,789
SLM Corp.	352,540	6,039,010
T. Rowe Price Group, Inc.	111,644	7,271,374

		28,644,166

Electronic Components — 2.0%
Amphenol Corp. (Class A Stock)	174,829	11,311,436

Electronics — 2.7%
Agilent Technologies, Inc.	273,218	11,185,545
Mettler-Toledo International, Inc.*	21,380	4,132,754

		15,318,299

COMMON STOCKS (continued)	Shares	Value (Note 2)
Financial–Bank & Trust — 1.7%
Northern Trust Corp.	187,049	$9,382,378

Food — 2.1%
Hain Celestial Group, Inc. (The)*	136,393	7,395,228
TreeHouse Foods, Inc.*	81,289	4,237,596

		11,632,824

Hand/Machine Tools — 1.7%
Kennametal, Inc.(a)	237,942	9,517,680

Healthcare Products — 1.9%
CareFusion Corp.*	221,203	6,321,982
Cepheid, Inc.*(a)	133,845	4,525,299

		10,847,281

Healthcare Services — 0.5%
MEDNAX, Inc.*	34,472	2,741,213

Hotels, Restaurants & Leisure — 1.6%
Chipotle Mexican Grill, Inc.*(a)	29,974	8,916,066

Industrial Products — 1.1%
Roper Industries, Inc.	57,816	6,445,328

Internet Services — 5.1%
Equinix, Inc.*(a)	60,539	12,483,142
Pandora Media, Inc.*(a)	445,155	4,086,523
Rackspace Hosting, Inc.*(a)	162,789	12,090,339

		28,660,004

Lodging — 1.4%
Marriott International, Inc. (Class A Stock)	210,406	7,841,832

Machinery — 1.0%
Graco, Inc.	113,694	5,854,104

Manufacturing — 1.0%
Rockwell Automation, Inc.	68,175	5,726,018

Media — 2.2%
Discovery Communications, Inc. (Class A Stock)*	87,106	5,529,489
Scripps Networks Interactive, Inc. (Class A Stock)	113,210	6,557,123

		12,086,612

Medical Products — 2.9%
C.R. Bard, Inc.	96,872	9,468,269
Henry Schein, Inc.*	87,558	7,044,917

		16,513,186

Oil & Gas — 3.3%
Core Laboratories NV (Netherlands)(a)	35,676	3,899,744
Dril-Quip, Inc.*	81,416	5,947,439
Pioneer Natural Resources Co.	42,915	4,574,310
Whiting Petroleum Corp.*	100,753	4,369,658

		18,791,151

Oil Well Services & Equipment — 1.2%
Cameron International Corp.*	120,778	6,819,126

Pharmaceuticals — 1.1%
Shire PLC (United Kingdom), ADR	68,904	6,351,571

Real Estate — 2.3%
CBRE Group, Inc. (Class A Stock)*	646,293	12,861,231

Retail — 10.8%
Bed Bath & Beyond, Inc.*	87,286	4,880,160

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Retail (continued)
Coinstar, Inc.*(a)	202,637	$10,539,150
Dick’s Sporting Goods, Inc.	114,870	5,225,436
Dollar General Corp.*	74,526	3,285,851
Family Dollar Stores, Inc.	154,548	9,799,889
Lululemon Athletica, Inc.*(a)	65,333	4,980,335
PetSmart, Inc.	171,603	11,727,349
Tiffany & Co.	72,681	4,167,528
Urban Outfitters, Inc.*(a)	158,856	6,252,572

		60,858,270

Semiconductors — 4.5%
Altera Corp.	270,406	9,312,783
Linear Technology Corp.	149,927	5,142,496
Xilinx, Inc.	300,156	10,775,600

		25,230,879

Software — 4.5%
Citrix Systems, Inc.*	78,972	5,192,409
MSCI, Inc.*	333,547	10,336,621
salesforce.com, Inc.*(a)	44,478	7,476,752
VeriFone Systems, Inc.*(a)	83,801	2,487,214

		25,492,996

Specialty Retail — 0.8%
Dunkin’ Brands Group, Inc.(a)	143,384	4,757,481

Telecommunications — 7.4%
Crown Castle International Corp.*	145,555	10,503,249
Juniper Networks, Inc.*	158,051	3,108,863
SBA Communications Corp. (Class A Stock)*(a)	284,122	20,178,344
tw telecom, Inc.*	311,006	7,921,323

		41,711,779

Transportation — 0.6%
C.H. Robinson Worldwide, Inc.	56,701	3,584,637

TOTAL COMMON STOCKS (cost $502,562,346)		554,766,454
TOTAL LONG-TERM INVESTMENTS (cost $502,562,346)		554,766,454

SHORT-TERM INVESTMENT — 23.7%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $133,295,733; includes $123,109,574 of cash collateral received for securities on loan)(b)(w)(Note 4)	133,295,733	$133,295,733

TOTAL INVESTMENTS — 122.2% (cost $635,858,079)		688,062,187
LIABILITIES IN EXCESS OF OTHER ASSETS — (22.2)%		(125,108,799)

NET ASSETS — 100.0%		$562,953,388

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $122,305,546; cash collateral of $123,109,574 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$554,766,454	$—	$—
Affiliated Money Market Mutual Fund	133,295,733	—	—

Total	$688,062,187	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (21.9% represents investments purchased with collateral from securities on loan)	23.7%
Retail	10.8
Telecommunications	7.4
Internet Services	5.1
Diversified Financial Services	5.1
Chemicals	4.7
Software	4.5
Computers	4.5
Semiconductors	4.5
Apparel	3.8
Commercial Services	3.7
Consumer Products & Services	3.6
Oil & Gas	3.3
Biotechnology	3.1
Medical Products	2.9
Electronics	2.7
Real Estate	2.3
Media	2.2
Food	2.1
Electronic Components	2.0
Healthcare Products	1.9
Hand/Machine Tools	1.7
Financial – Bank & Trust	1.7
Computer Services & Software	1.7
Hotels, Restaurants & Leisure	1.6
Commercial Banks	1.6
Lodging	1.4
Beverages	1.3
Oil Well Services & Equipment	1.2
Industrial Products	1.1
Pharmaceuticals	1.1
Machinery	1.0
Manufacturing	1.0
Specialty Retail	0.8
Transportation	0.6
Healthcare Services	0.5

122.2
Liabilities in excess of other assets	(22.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $122,305,546:
Unaffiliated investments (cost $502,562,346)	$554,766,454
Affiliated investments (cost $133,295,733)	133,295,733
Receivable for investments sold	3,255,151
Receivable for fund share sold	732,943
Dividends receivable	131,408
Prepaid expenses	5,008

Total Assets	692,186,697

LIABILITIES:
Payable to broker for collateral for securities on loan	123,109,574
Payable for investments purchased	5,878,235
Advisory fees payable	179,704
Accrued expenses and other liabilities	56,234
Shareholder servicing fees payable	6,812
Payable for fund share repurchased	2,272
Affiliated transfer agent fee payable	478

Total Liabilities	129,233,309

NET ASSETS	$562,953,388

Net assets were comprised of:
Paid-in capital	$494,896,425
Retained earnings	68,056,963

Net assets, December 31, 2012	$562,953,388

Net asset value and redemption price per share, $562,953,388 / 107,279,525 outstanding shares of beneficial interest	$5.25

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $29,975 foreign withholding tax)	$4,768,083
Affiliated income from securities lending, net	621,147
Affiliated dividend income	20,640

5,409,870

EXPENSES
Advisory fees	5,269,409
Shareholder servicing fees and expenses	526,938
Custodian and accounting fees	83,000
Audit fee	20,000
Trustees’ fees	15,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	3,427
Miscellaneous	10,604

Total expenses	5,965,378
Less: shareholder servicing fee waiver	(48,082)

Net expenses	5,917,296

NET INVESTMENT LOSS	(507,426)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	24,029,327
Net change in unrealized appreciation (depreciation) on investments	59,002,994

NET GAIN ON INVESTMENTS	83,032,321

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,524,895

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(507,426)	$(1,472,954)
Net realized gain on investment transactions	24,029,327	57,885,924
Net change in unrealized appreciation (depreciation) on investments.	59,002,994	(93,047,856)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	82,524,895	(36,634,886)

DISTRIBUTIONS	(57,973,917)	(30,112,816)

FUND SHARE TRANSACTIONS:
Fund share sold [47,445,251 and 55,216,519 shares, respectively]	249,489,955	281,721,267
Fund share issued in reinvestment of distributions [12,077,899 and 5,813,285 shares, respectively]	57,973,917	30,112,816
Fund share repurchased [34,392,800 and 100,185,763 shares, respectively]	(180,829,629)	(493,037,010)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	126,634,243	(181,202,927)

TOTAL INCREASE (DECREASE) IN NET ASSETS	151,185,221	(247,950,629)
NET ASSETS:
Beginning of year	411,768,167	659,718,796

End of year	$562,953,388	$411,768,167

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 95.5%
COMMON STOCKS — 90.5%	Shares	Value (Note 2)
Aerospace — 0.9%
AAR Corp.(a)	46,005	$859,373
Kaman Corp.	112,674	4,146,403

		5,005,776

Aerospace & Defense — 0.9%
Teledyne Technologies, Inc.*	44,471	2,893,728
Triumph Group, Inc.	38,865	2,537,885

		5,431,613

Auto Repair — 0.3%
Monro Muffler Brake, Inc.(a)	44,552	1,557,983

Automotive Parts — 1.0%
American Axle & Manufacturing Holdings, Inc.*(a)	287,895	3,224,424
Dana Holding Corp.	56,633	884,041
Tenneco, Inc.*	53,642	1,883,371

		5,991,836

Banking — 1.9%
BancorpSouth, Inc.	186,106	2,705,981
Home BancShares, Inc.	60,182	1,987,210
Lakeland Financial Corp.	39,496	1,020,577
Sandy Spring Bancorp, Inc.	44,537	864,909
Sterling Financial Corp.	110,320	2,303,482
Webster Financial Corp.	127,553	2,621,214

		11,503,373

Basic Materials – Chemical — 0.4%
Minerals Technologies, Inc.	56,797	2,267,336

Basic Materials – Forest — 0.3%
Universal Forest Products, Inc.	45,475	1,729,869

Basic Materials – Mining — 0.3%
Commercial Metals Co.	60,633	901,006
Schnitzer Steel Industries, Inc. (Class A Stock)	30,017	910,416

		1,811,422

Chemicals — 3.5%
Cytec Industries, Inc.	30,452	2,096,011
Fuller (H.B.) Co.	110,633	3,852,241
Georgia Gulf Corp.(a)	39,144	1,615,864
Methanex Corp. (Canada)	43,244	1,378,186
PolyOne Corp.	257,423	5,256,578
Quaker Chemical Corp.	21,970	1,183,304
Westlake Chemical Corp.	29,969	2,376,542
WR Grace & Co.*	40,276	2,707,755

		20,466,481

Clothing & Apparel — 1.4%
Carter’s, Inc.*	36,754	2,045,360
Hanesbrands, Inc.*(a)	97,353	3,487,184
Steven Madden Ltd.*	68,613	2,900,272

		8,432,816

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks — 0.1%
Banner Corp.	19,038	$585,038

Commercial Services — 1.5%
Aaron’s, Inc.	101,949	2,883,118
Service Corp. International/US	121,265	1,674,670
Team Health Holdings, Inc.*	94,808	2,727,626
TrueBlue, Inc.*	95,107	1,497,935

		8,783,349

Computer Services & Software — 2.5%
Mentor Graphics Corp.*	174,732	2,973,939
Monotype Imaging Holdings, Inc.	107,707	1,721,158
NetScout Systems, Inc.*	88,965	2,312,200
Parametric Technology Corp.*	202,001	4,547,042
SS&C Technologies Holdings, Inc.*	130,926	3,027,009

		14,581,348

Construction — 0.5%
Meritage Homes Corp.*	85,643	3,198,766

Consumer Cyclicals – Construction — 0.5%
Comfort Systems USA, Inc.	246,366	2,995,811

Consumer Staples – Home Products — 0.5%
Elizabeth Arden, Inc.*	59,994	2,700,330

Distribution/Wholesale — 0.4%
ScanSource, Inc.*	75,303	2,392,376

Diversified Financial Services — 2.9%
Cohen & Steers, Inc.(a)	37,639	1,146,860
Manning & Napier, Inc.	41,898	527,915
MarketAxess Holdings, Inc.	83,206	2,937,172
Ocwen Financial Corp.*(a)	170,048	5,881,960
Piper Jaffray Cos.*(a)	10,293	330,714
Stifel Financial Corp.*(a)	108,565	3,470,823
Walter Investment Management Corp.*	63,424	2,728,500

		17,023,944

Diversified Machinery — 0.3%
Edwards Group Ltd. (Cayman Islands), ADR	254,847	1,549,470

Electric — 1.2%
Allete, Inc.	38,578	1,580,926
Black Hills Corp.	22,849	830,333
NRG Energy, Inc.	89,925	2,067,376
UNS Energy Corp.	58,253	2,471,092

		6,949,727

Electrical Utilities — 2.1%
Cleco Corp.	141,114	5,645,971
IDACORP, Inc.	130,409	5,653,230
NorthWestern Corp.	35,036	1,216,800

		12,516,001

Electronic Components & Equipment — 4.0%
Acuity Brands, Inc.	24,983	1,692,099
Belden, Inc.	116,600	5,245,834

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Components & Equipment (continued)
Checkpoint Systems, Inc.*	134,728	$1,446,979
Convergys Corp.	209,013	3,429,903
Electronics for Imaging, Inc.*	176,098	3,344,101
Littelfuse, Inc.	44,727	2,760,103
Newport Corp.*	215,017	2,891,979
PerkinElmer, Inc.	96,151	3,051,833

		23,862,831

Electronics — 0.1%
Coherent, Inc.	15,770	798,277

Engineering & Construction — 0.5%
Michael Baker Corp.	25,384	632,823
MYR Group, Inc.*	91,660	2,039,435

		2,672,258

Entertainment & Leisure — 1.9%
Marriott Vacations Worldwide Corp.*	87,172	3,632,457
Polaris Industries, Inc.	26,306	2,213,650
Six Flags Entertainment Corp.	30,247	1,851,116
Vail Resorts, Inc.	65,900	3,564,531

		11,261,754

Environmental Control — 0.4%
Darling International, Inc.*	155,117	2,488,077

Equipment Services — 0.6%
Watsco, Inc.	43,662	3,270,284

Financial Services — 2.7%
Dime Community Bancshares, Inc.	82,798	1,150,064
First Cash Financial Services, Inc.*	37,114	1,841,597
First Financial Bankshares, Inc.(a)	69,819	2,723,639
Flushing Financial Corp.	117,213	1,798,047
Home Loan Servicing Solutions Ltd. (Cayman Islands)	122,447	2,314,248
Pinnacle Financial Partners, Inc.*	105,813	1,993,517
PrivateBancorp, Inc.	206,476	3,163,212
WSFS Financial Corp.	15,949	673,845

		15,658,169

Financial – Bank & Trust — 8.8%
Bank of the Ozarks, Inc.(a)	113,506	3,799,046
Boston Private Financial Holdings, Inc.	204,855	1,845,744
Bridge Capital Holdings*(a)	42,576	662,483
Brookline Bancorp, Inc.	139,936	1,189,456
CoBiz Financial, Inc.	100,529	750,952
Community Bank System, Inc.	97,154	2,658,133
First Midwest Bancorp, Inc.	157,769	1,975,268
First of Long Island Corp. (The)	26,002	736,377
FNB Corp.	183,407	1,947,782
Glacier Bancorp, Inc.	158,735	2,334,992
Hancock Holding Co.	57,387	1,821,463
Heritage Financial Corp.	49,774	731,180
Independent Bank Corp.	51,040	1,477,608
KBW, Inc.	47,779	731,019
MB Financial, Inc.	144,603	2,855,909
Northwest Bancshares, Inc.	131,113	1,591,712
Prosperity Bancshares, Inc.	107,360	4,509,120

COMMON STOCKS (continued)	Shares	Value (Note 2)
Financial – Bank & Trust (continued)
Provident Financial Services, Inc.	133,306	$1,988,926
SCBT Financial Corp.	58,190	2,338,074
Sierra Bancorp	3,618	41,354
Signature Bank*	83,282	5,941,338
Simmons First National Corp. (Class A Stock)	16,877	428,001
Southcoast Financial Corp.*	2,895	14,707
Summit State Bank	6,410	43,268
Texas Capital Bancshares, Inc.*(a)	109,535	4,909,359
Trico Bancshares	31,300	524,275
UMB Financial Corp.(a)	92,307	4,046,739

		51,894,285

Food — 0.7%
Hain Celestial Group, Inc. (The)*	46,094	2,499,217
TreeHouse Foods, Inc.*	36,610	1,908,479

		4,407,696

Healthcare Services — 2.2%
Acadia Healthcare Co., Inc.*	121,432	2,833,009
HealthSouth Corp.*	267,149	5,639,515
ICON PLC (Ireland), ADR*	122,237	3,393,299
Omega Healthcare Investors, Inc.	49,362	1,177,284

		13,043,107

Home Builders — 0.1%
Standard Pacific Corp.*(a)	113,918	837,297

Home Furnishings — 0.2%
Harman International Industries, Inc.	26,152	1,167,425

Industrial Products — 0.2%
Olympic Steel, Inc.	43,909	972,145

Industrials – Components — 0.5%
Applied Industrial Technologies, Inc.(a)	71,807	3,016,612

Industrials – Electrical Equipment — 0.7%
Anixter International, Inc.	68,626	4,390,691

Industrials – Machinery — 0.2%
Tennant Co.	24,838	1,091,630

Insurance — 1.1%
Alterra Capital Holdings Ltd. (Bermuda)	164,222	4,629,418
Enstar Group Ltd. (Bermuda)*	12,857	1,439,727
Maiden Holdings Ltd. (Bermuda)	69,817	641,618

		6,710,763

Insurance – Life Insurance — 1.0%
American Equity Investment Life Holding Co.(a)	493,654	6,027,515

Insurance – Property Insurance — 2.3%
Aspen Insurance Holdings Ltd. (Bermuda)	93,602	3,002,752
Meadowbrook Insurance Group, Inc.	403,366	2,331,455
ProAssurance Corp.	98,298	4,147,193
RLI Corp.	21,773	1,407,842
Tower Group, Inc.	161,189	2,864,329

		13,753,571

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Investment Companies — 1.0%
Golub Capital BDC, Inc.(a)	53,566	$855,985
New Mountain Finance Corp.	69,025	1,028,473
PennantPark Investment Corp.	144,891	1,593,077
Solar Capital Ltd.	49,861	1,192,177
Solar Senior Capital Ltd.	15,037	280,590
THL Credit, Inc.	61,645	911,730

		5,862,032

Leisure Time — 0.6%
Arctic Cat, Inc.*	43,526	1,453,333
Brunswick Corp.(a)	74,045	2,153,969

		3,607,302

Machinery — 1.1%
Altra Holdings, Inc.	86,948	1,917,203
Graco, Inc.	63,544	3,271,881
Twin Disc, Inc.(a)	62,784	1,094,325

		6,283,409

Medical Supplies & Equipment — 0.4%
Orthofix International NV (Curacao)*	62,130	2,443,573

Metals & Mining — 2.7%
Carpenter Technology Corp.	56,246	2,903,981
CIRCOR International, Inc.	53,084	2,101,596
Coeur d’Alene Mines Corp.*(a)	25,559	628,751
Kaiser Aluminum Corp.	78,844	4,863,886
Metals USA Holdings Corp.	142,251	2,487,970
RBC Bearings, Inc.*	55,062	2,756,954

		15,743,138

Miscellaneous Manufacturing — 2.1%
A.O. Smith Corp.	48,500	3,058,895
Carlisle Cos., Inc.	80,901	4,753,743
Crane Co.	63,971	2,960,578
Raven Industries, Inc.	52,805	1,391,940

		12,165,156

Oil & Gas — 5.5%
Approach Resources, Inc.*(a)	192,289	4,809,148
Diamondback Energy, Inc.	81,388	1,556,139
Dril-Quip, Inc.*	68,800	5,025,840
Forum Energy Technologies, Inc.*(a)	184,149	4,557,688
Lufkin Industries, Inc.(a)	42,328	2,460,527
Newpark Resources, Inc.*(a)	544,269	4,272,512
Rex Energy Corp.*(a)	228,786	2,978,794
Thermon Group Holdings, Inc.*	74,028	1,667,851
Western Refining, Inc.	103,956	2,930,520
World Fuel Services Corp.	57,729	2,376,703

		32,635,722

Paper & Forest Products — 0.1%
KapStone Paper and Packaging Corp.	33,289	738,683

Pharmaceuticals — 0.4%
West Pharmaceutical Services, Inc.	38,583	2,112,419

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate — 0.3%
Kennedy-Wilson Holdings, Inc.	121,072	$1,692,587

Real Estate Investment Trusts — 9.7%
Acadia Realty Trust	99,847	2,504,163
American Campus Communities, Inc.	54,869	2,531,107
CBL & Associates Properties, Inc.(a)	132,418	2,808,586
Coresite Realty Corp.	122,980	3,401,627
CreXus Investment Corp.	114,087	1,397,566
Cubesmart(a)	165,073	2,405,114
CYS Investments, Inc.(a)	321,409	3,795,840
DuPont Fabros Technology, Inc.(a)	80,184	1,937,245
EPR Properties	96,045	4,428,635
Hudson Pacific Properties, Inc.	183,105	3,856,191
LaSalle Hotel Properties	162,358	4,122,270
LTC Properties, Inc.	72,078	2,536,425
MFA Financial, Inc.	533,013	4,322,735
Mid-America Apartment Communities, Inc.(a)	33,646	2,178,579
National Retail Properties, Inc.(a)	86,987	2,713,994
Pebblebrook Hotel Trust	106,190	2,452,989
PS Business Parks, Inc.	66,302	4,308,304
Silver Bay Realty Trust Corp.	87,194	1,641,863
Starwood Property Trust, Inc.	49,324	1,132,479
Two Harbors Investment Corp.	269,513	2,986,204

		57,461,916

Retail & Merchandising — 3.4%
Asbury Automotive Group, Inc.*	39,668	1,270,566
Cabela’s, Inc.*(a)	49,041	2,047,462
Casey’s General Stores, Inc.(a)	29,935	1,589,549
Chico’s FAS, Inc.	115,819	2,138,019
DineEquity, Inc.*	15,851	1,062,017
Francesca’s Holdings Corp.*(a)	53,305	1,383,798
GNC Holdings, Inc. (Class A Stock)	75,001	2,496,033
HSN, Inc.	45,005	2,478,875
Mattress Firm Holding Corp.*(a)	43,067	1,056,434
Shoe Carnival, Inc.	91,927	1,883,584
Susser Holdings Corp.*(a)	61,703	2,128,136
Vitamin Shoppe, Inc.*	13,761	789,331

		20,323,804

Savings & Loan — 0.1%
Oritani Financial Corp.	50,817	778,516

Semiconductors — 4.2%
Cabot Microelectronics Corp.	104,126	3,697,514
Fairchild Semiconductor International, Inc.*	311,759	4,489,330
Hittite Microwave Corp.*	41,294	2,564,357
Intersil Corp. (Class A Stock)	373,836	3,099,100
Micrel, Inc.	121,006	1,149,557
MKS Instruments, Inc.	128,210	3,305,254
Semtech Corp.*	167,205	4,840,585
Ultratech, Inc.*	45,504	1,697,299

		24,842,996

Services – Environmental — 0.3%
Waste Connections, Inc.(a)	45,303	1,530,788

Services - Industrial Services — 0.8%
G&K Services, Inc. (Class A Stock)	90,066	3,075,754

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Services - Industrial Services (continued)
On Assignment, Inc.*	90,862	$1,842,681

		4,918,435

Software — 1.1%
Digi International, Inc.*	105,162	995,884
Interactive Intelligence Group, Inc.*	29,148	977,624
SYNNEX Corp.*(a)	65,640	2,256,703
Verint Systems, Inc.*(a)	83,374	2,447,861

		6,678,072

Telecommunications — 1.1%
ADTRAN, Inc.(a)	92,497	1,807,391
Plantronics, Inc.	51,461	1,897,367
Premiere Global Services, Inc.*	304,054	2,973,648

		6,678,406

Transportation — 1.0%
Forward Air Corp.	104,899	3,672,514
Heartland Express, Inc.	174,573	2,281,669

		5,954,183

Utilities – Electrical Utilities — 1.3%
El Paso Electric Co.	243,353	7,765,394

Utilities – Gas Utilities — 1.7%
Southwest Gas Corp.	236,923	10,047,904

TOTAL COMMON STOCKS (cost $488,590,822)		535,063,487

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS — 5.0%
iShares Russell 2000 Index Fund(a)	21,174	$1,784,756
iShares Russell 2000 Value Index Fund(a)	363,930	27,480,354

TOTAL EXCHANGE TRADED FUNDS (cost $28,923,488)		29,265,110

	Units
WARRANTS*
Oil & Gas
Magnum Hunter Resources Corp., expiring 10/14/13(cost $0)	13,835	7,056

TOTAL LONG-TERM INVESTMENTS
(cost $517,514,310)		564,335,653

	Shares
SHORT-TERM INVESTMENT — 17.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $103,404,288; includes $77,078,243 of cash collateral for securities on loan)(b)(w) (Note 4)	103,404,288	103,404,288

TOTAL INVESTMENTS — 113.0% (cost $620,918,598)		667,739,941
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.0)%		(76,815,904)

NET ASSETS — 100.0%		$590,924,037

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $76,163,030; cash collateral of $77,078,243 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$535,063,487	$—	$—
Exchange Traded Funds	29,265,110	—	—
Warrants	7,056	—	—
Affiliated Money Market Mutual Fund	103,404,288	—	—

Total	$667,739,941	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (13.0% represents investments purchased with collateral from securities on loan)	17.5%
Real Estate Investment Trusts	9.7
Financial – Bank & Trust	8.8
Oil & Gas	5.5
Exchange Traded Funds	5.0
Semiconductors	4.2
Electronic Components & Equipment	4.0
Chemicals	3.5
Retail & Merchandising	3.4
Diversified Financial Services	2.9
Metals & Mining	2.7
Financial Services	2.7
Computer Services & Software	2.5
Insurance – Property Insurance	2.3
Healthcare Services	2.2
Electrical Utilities	2.1
Miscellaneous Manufacturing	2.1
Banking	1.9
Entertainment & Leisure	1.9
Utilities – Gas Utilities	1.7
Commercial Services	1.5
Clothing & Apparel	1.4
Utilities – Electrical Utilities	1.3
Electric	1.2
Insurance	1.1
Telecommunications	1.1
Software	1.1
Machinery	1.1
Insurance – Life Insurance	1.0
Automotive Parts	1.0
Transportation	1.0
Investment Companies	1.0
Aerospace & Defense	0.9
Aerospace	0.9

Services – Industrial Services	0.8
Food	0.7
Industrials – Electrical Equipment	0.7
Leisure Time	0.6
Equipment Services	0.6
Construction	0.5
Industrials – Components	0.5
Consumer Cyclicals – Construction	0.5
Consumer Staples – Home Products	0.5
Engineering & Construction	0.5
Environmental Control	0.4
Medical Supplies & Equipment	0.4
Distribution/Wholesale	0.4
Basic Materials – Chemical	0.4
Pharmaceuticals	0.4
Basic Materials – Mining	0.3
Basic Materials – Forest	0.3
Real Estate	0.3
Auto Repair	0.3
Diversified Machinery	0.3
Services – Environmental	0.3
Home Furnishings	0.2
Industrials – Machinery	0.2%
Industrial Products	0.2
Home Builders	0.1
Electronics	0.1
Savings & Loan	0.1
Paper & Forest Products	0.1
Commercial Banks	0.1

113.0
Liabilities in excess of other assets	(13.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives	Fair Value
	Balance Sheet Location	Fair Value	Balance Sheet Location
Equity contracts	Unaffiliated investments	$7,056	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$7,056

For the year ended December 31, 2012, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $76,163,030: Unaffiliated investments (cost $517,514,310)	$564,335,653
Affiliated investments (cost $103,404,288)	103,404,288
Dividends receivable	744,904
Receivable for investments sold	672,173
Receivable for fund share sold	570,667
Prepaid expenses	3,115

Total Assets	669,730,800

LIABILITIES:
Payable to broker for collateral for securities on loan	77,078,243
Payable for investments purchased	1,382,189
Advisory fees payable	274,482
Accrued expenses and other liabilities	63,226
Shareholder servicing fees payable	7,065
Payable to custodian	1,080
Affiliated transfer agent fee payable	478

Total Liabilities	78,806,763

NET ASSETS	$590,924,037

Net assets were comprised of:
Paid-in capital	$524,526,699
Retained earnings	66,397,338

Net assets, December 31, 2012	$590,924,037

Net asset value and redemption price per share, $590,924,037 / 48,780,926 outstanding shares of beneficial interest	$12.11

STATEMENT OF OPERATIONS
Year Ended December 31, 2012
INCOME
Unaffiliated dividend income (net of $1,432 foreign withholding tax)	$12,826,124
Affiliated income from securities lending, net	257,205
Affiliated dividend income	35,506

13,118,835

EXPENSES
Advisory fees	4,876,135
Shareholder servicing fees and expenses	513,272
Custodian and accounting fees	118,000
Audit fee	20,000
Trustees’ fees	14,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	7,000
Insurance expenses	5,000
Loan interest expense (Note 7)	376
Miscellaneous	14,031

Total expenses	5,593,814
Less: shareholder servicing fee waiver	(43,982)

Net expenses	5,549,832

NET INVESTMENT INCOME	7,569,003

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	13,669,356
Net change in unrealized appreciation (depreciation) on investments	41,021,862

NET GAIN ON INVESTMENTS	54,691,218

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,260,221

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,569,003	$2,656,738
Net realized gain on investment transactions	13,669,356	9,037,314
Net change in unrealized appreciation (depreciation) on investments.	41,021,862	(33,372,438)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	62,260,221	(21,678,386)

DISTRIBUTIONS	(2,658,828)	(1,867,764)

FUND SHARE TRANSACTIONS:
Fund share sold [29,233,111 and 40,673,543 shares, respectively]	334,494,417	426,225,185
Fund share issued in reinvestment of distributions [245,053 and 178,222 shares, respectively]	2,658,828	1,867,764
Fund share repurchased [14,614,268 and 33,063,344 shares, respectively]	(162,927,677)	(320,586,758)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	174,225,568	107,506,191

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	377,705

TOTAL INCREASE IN NET ASSETS	233,826,961	84,337,746
NET ASSETS:
Beginning of year	357,097,076	272,759,330

End of year	$590,924,037	$357,097,076

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.7%
COMMON STOCKS — 95.4%	Shares	Value (Note 2)
Argentina — 0.6%
MercadoLibre, Inc.(a)	177,490	$13,945,389

Belgium — 1.2%
Anheuser-Busch InBev NV	353,800	30,810,696

Brazil — 4.8%
Arezzo Industria e Comercio SA	727,099	14,044,818
BR Malls Participacoes SA	935,271	12,342,379
BR Properties SA	1,274,824	15,876,929
Cia de Bebidas das Americas	656,843	26,851,164
Grupo BTG Pactual	1,432,283	21,685,359
Mills Estruturas e Servicos de Engenharia SA	849,732	14,110,324
Raia Drogasil SA	1,595,559	17,977,800

		122,888,773

Canada — 1.5%
Brookfield Asset Management, Inc. (Class A Stock)	291,350	10,677,978
Canadian National Railway Co.	118,600	10,793,786
Imax Corp.*(a)	279,297	6,278,597
Toronto-Dominion Bank (The)	133,559	11,245,166

		38,995,527

China — 4.0%
Baidu, Inc., ADR*(a)	270,309	27,109,289
China Mobile Ltd.	809,500	9,525,955
China Overseas Land & Investment Ltd.	11,908,127	36,205,824
Tencent Holdings Ltd.	846,567	27,764,610

		100,605,678

Denmark — 2.6%
Coloplast A/S (Class B Stock)	146,659	7,192,181
Novo Nordisk A/S (Class B Stock)	366,891	59,743,304

		66,935,485

France — 7.1%
Arkema SA	83,188	8,734,673
BNP Paribas SA	460,123	26,194,964
Dassault Systemes SA	312,728	34,965,463
Pernod-Ricard SA	65,897	7,645,475
Remy Cointreau SA	155,242	16,952,443
Sanofi	322,359	30,569,433
Schneider Electric SA	138,355	10,133,279
Technip SA	334,960	38,733,634
Unibail-Rodamco SE, REIT	31,952	7,748,500

		181,677,864

Germany — 6.1%
Adidas AG	126,826	11,319,182
Bayerische Motoren Werke AG	316,682	30,816,810
Brenntag AG	43,850	5,777,065
Deutsche Bank AG	546,558	24,045,838
Fresenius SE & Co. KGaA	94,954	10,926,264
Kabel Deutschland Holding AG	198,146	14,913,661
SAP AG	711,575	57,219,949

		155,018,769

Hong Kong — 3.7%
AIA Group Ltd.	8,306,200	32,945,174
ASM Pacific Technology Ltd.	637,500	7,826,633

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
China Unicom Hong Kong Ltd.	5,905,000	$9,601,103
CNOOC Ltd.	4,314,100	9,504,019
Hang Lung Properties Ltd.	2,889,000	11,626,545
Michael Kors Holdings Ltd.*	453,622	23,148,331

		94,651,805

Indonesia — 0.6%
Bank Rakyat Indonesia Persero Tbk PT	8,881,500	6,441,344
Tower Bersama Infrastructure Tbk PT*(g)	6,641,585	3,931,424
Tower Bersama Infrastructure Tbk PT, 144A*(g)	6,982,898	4,133,462

		14,506,230

Ireland — 4.0%
Accenture PLC (Class A Stock)	559,032	37,175,629
Experian PLC	1,988,446	32,047,797
Seagate Technology PLC(a)	542,482	16,534,851
Shire PLC	530,369	16,314,824

		102,073,101

Israel — 1.0%
Check Point Software Technologies Ltd.*(a)	528,821	25,193,033

Italy — 5.1%
Brunello Cucinelli SpA*	348,158	6,142,003
Eni SpA	1,545,932	37,871,702
Luxottica Group SpA	473,922	19,561,164
Prada SpA	3,801,248	36,935,880
Tod’s SpA(a)	141,180	17,925,679
Yoox SpA*	640,349	10,142,384

		128,578,812

Japan — 6.8%
Canon, Inc.	298,900	11,585,291
Daito Trust Construction Co. Ltd.	41,600	3,931,620
Dena Co. Ltd.	281,500	9,234,409
FANUC Corp.	209,112	38,905,206
Fuji Heavy Industries Ltd.	431,000	5,435,049
Honda Motor Co. Ltd.	383,200	14,191,672
Hoya Corp.	566,200	11,156,368
Komatsu Ltd.	369,700	9,486,650
Makita Corp.	178,000	8,268,876
Marubeni Corp.	1,277,000	9,162,783
Mizuho Financial Group, Inc.	6,176,700	11,324,892
ORIX Corp.	125,810	14,211,313
Rakuten, Inc.*	1,868,700	14,572,970
Sumitomo Mitsui Financial Group, Inc.	295,200	10,728,105

		172,195,204

Luxembourg — 0.5%
Millicom International Cellular SA, SDR	132,879	11,534,024

Macau — 0.8%
Sands China Ltd.	4,615,314	20,633,521

Mexico — 1.8%
Corp. Inmobiliaria Vesta SAB de CV(a)(g)	279,949	473,429
Corp. Inmobiliaria Vesta SAB de CV,
144A(g)	6,201,300	10,487,179
Fomento Economico Mexicano SAB de CV, ADR	76,694	7,723,086
Grupo Financiero Santander Mexico SAB de CV (Class B Stock), ADR*	465,509	7,531,936

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Mexico (continued)
Mexichem SAB de CV(g)	3,239,549	$17,996,798
Mexichem SAB de CV, 144A(g)	419,990	2,333,188

		46,545,616

Netherlands — 3.9%
Core Laboratories NV	163,466	17,868,468
Gemalto NV	179,535	16,205,783
LyondellBasell Industries NV (Class A Stock)	375,531	21,439,065

Royal Dutch Shell PLC (Class B Stock)	302,563	10,794,389
Unilever NV, CVA	233,416	8,931,387
Yandex NV*	654,681	14,121,469
Ziggo NV	336,414	10,994,734

		100,355,295

Norway — 0.7%
Seadrill Ltd.	234,853	8,652,434
Statoil ASA	351,539	8,860,408

		17,512,842

Peru — 0.9%
Credicorp Ltd.	161,161	23,619,756

Portugal — 0.2%
Jeronimo Martins SGPS SA	204,753	3,959,207

South Africa — 3.1%
Aspen Pharmacare Holdings Ltd.*	211,773	4,239,963
Discovery Holdings Ltd.	1,007,899	7,434,243
FirstRand Ltd.	2,120,206	7,801,846
Mr. Price Group Ltd.	1,339,775	22,204,303
Naspers Ltd. (Class N Stock)	300,653	19,419,424
Woolworths Holdings Ltd.	1,972,562	16,604,478

		77,704,257

South Korea — 3.7%
Orion Corp.	20,711	21,243,801
Samsung Electronics Co. Ltd.	50,599	72,700,635

		93,944,436

Spain — 2.4%
Inditex SA	435,900	61,247,041

Sweden — 0.7%
Atlas Copco AB (Class A Stock)	398,013	11,037,013
Elekta AB (Class B Stock)(a)	490,283	7,644,710

		18,681,723

Switzerland — 6.4%
Dufry AG*	153,679	20,321,286
Geberit AG	33,040	7,324,152
Glencore International PLC(a)	1,758,817	10,160,436
Lindt & Spruengli AG	96	3,633,570
Nestle SA	280,951	18,330,219
Partners Group Holding AG	36,285	8,388,352
Roche Holding AG	90,832	18,364,522
Swatch Group AG (The)	16,809	8,523,914
Syngenta AG	98,600	39,833,054
UBS AG*	687,013	10,750,985
Wolseley PLC	214,492	10,256,784
Xstrata PLC	429,671	7,500,290

		163,387,564

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,574,820	$27,023,912

Thailand — 0.7%
CP ALL PCL	12,516,621	18,821,986

Turkey — 1.4%
BIM Birlesik Magazalar A/S	324,179	15,896,009
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	11,263,898	19,815,368

		35,711,377

United Kingdom — 16.9%
ARM Holdings PLC	4,666,377	58,930,756
ASOS PLC*	464,827	20,502,786
Babcock International Group PLC	406,610	6,418,380
Barclays PLC	10,830,356	47,047,085
Berkeley Group Holdings PLC*	241,302	6,941,819
British Sky Broadcasting Group PLC	1,448,062	18,263,635
Compass Group PLC	2,832,660	33,625,992
Diageo PLC	1,883,805	54,869,150
Hikma Pharmaceuticals PLC	782,098	9,749,734
HSBC Holdings PLC	1,098,800	11,646,498
InterContinental Hotels Group PLC.	834,628	23,403,390
Intertek Group PLC	154,102	7,827,912
John Wood Group PLC	475,243	5,681,337
Johnson Matthey PLC	214,968	8,444,656
Next PLC	132,300	8,030,975
Rolls-Royce Holdings PLC*	3,752,251	53,820,259
Standard Chartered PLC	818,685	21,187,462
Telecity Group PLC	624,809	8,069,091
Tullow Oil PLC	565,421	11,787,625
Weir Group PLC (The)	238,708	7,381,631
Whitbread PLC	181,818	7,306,303

		430,936,476

United States — 1.1%
Perrigo Co.	138,570	14,415,437
Wynn Resorts Ltd.	125,503	14,117,832

		28,533,269

TOTAL COMMON STOCKS (cost $2,134,407,782)		2,428,228,668

PREFERRED STOCKS — 1.3%
Germany — 1.3%
Volkswagen AG (PRFC)(a)	144,120	33,068,377

United Kingdom
Rolls-Royce Holdings PLC (PRFC C)*	290,153,864	471,342

TOTAL PREFERRED STOCKS (cost $27,101,510)		33,539,719

TOTAL LONG-TERM INVESTMENTS (cost $2,161,509,292)		2,461,768,387

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 7.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $192,517,111; includes $100,122,817 of cash collateral for securities on loan)(b)(w)(Note 4)	192,517,111	$192,517,111

TOTAL INVESTMENTS — 104.3% (cost $2,354,026,403)		2,654,285,498
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.3)%		(108,546,468)

NET ASSETS — 100.0%		$2,545,739,030

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1993 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR	American Depository Receipt

CVA	Certificate Van Aandelen (Bearer)

PRFC	Preference Shares

REIT	Real Estate Investment Trust

SDR	Special Drawing Rights

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $97,354,776; cash collateral of $100,122,817 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$13,945,389	$—	$—
Belgium	—	30,810,696	—
Brazil	122,888,773	—	—
Canada	38,995,527	—	—
China	27,109,289	73,496,389	—
Denmark	—	66,935,485	—
France	16,952,443	164,725,421	—
Germany	—	155,018,769	—
Hong Kong	23,148,331	71,503,474	—
Indonesia	—	14,506,230	—
Ireland	53,710,480	48,362,621	—
Israel	25,193,033	—	—
Italy	—	128,578,812	—
Japan	9,234,409	162,960,795	—
Luxembourg	—	11,534,024	—
Macau	—	20,633,521	—
Mexico	46,545,616	—	—

	Level 1	Level 2	Level 3
Netherlands	$64,423,736	$35,931,559	$—
Norway	—	17,512,842	—
Peru	23,619,756	—	—
Portugal	—	3,959,207	—
South Africa	—	77,704,257	—
South Korea	—	93,944,436	—
Spain	—	61,247,041	—
Sweden	7,644,710	11,037,013	—
Switzerland	—	163,387,564	—
Taiwan	27,023,912	—	—
Thailand	18,821,986	—	—
Turkey	—	35,711,377	—
United Kingdom	—	430,936,476	—
United States	28,533,269	—	—
Preferred Stocks:
Germany	—	33,068,377	—
United Kingdom	—	471,342	—
Affiliated Money Market Mutual Fund	192,517,111	—	—

Total	$740,307,770	$1,913,977,728	$—

Fair Value of Level 2 investments at 12/31/11 was $0. An amount of $1,084,085,350 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (3.9% represents investments purchased with collateral from securities on loan)	7.6%
Commercial Banks	7.5
Semiconductors & Semiconductor Equipment	6.5
Pharmaceuticals	6.0
Beverages	5.7
Internet Software & Services	5.4
Software	4.6
Specialty Retail	4.1
Textiles, Apparel & Luxury Goods	3.9
Chemicals	3.9
Oil, Gas & Consumable Fuels	3.4
Real Estate Management & Development	2.9
Energy Equipment & Services	2.4
Machinery	2.3
Aerospace & Defense	2.1
Hotels, Restaurants & Leisure	2.1
Food & Staples Retailing	2.1
Media	2.1
Telecommunications	1.7
Diversified Financial Services	1.7
Insurance	1.6
Computer Services & Software	1.5
Food Products	1.3
Preferred Stocks	1.3
Professional Services	1.3
Automobiles	1.2
Lodging	1.2
Financial – Bank & Trust	0.9
Trading Companies & Distributors	0.8
Real Estate Investment Trust	0.8

Automobile Manufacturers	0.8%
Distribution/Wholesale	0.8
Foods	0.7
Apparel	0.7
Metals & Mining	0.7
Multiline Retail	0.7
Retail & Merchandising	0.6
Computer Hardware	0.6
Computers & Peripherals	0.6
Real Estate	0.6
Healthcare Products	0.6
Entertainment & Leisure	0.6
Wireless Telecommunication Services	0.5
Real Estate Operation & Development	0.5
Office Equipment	0.5
Apparel & Textile	0.4
Electronics	0.4
Healthcare Providers & Services	0.4
Transportation	0.4
Electrical Equipment	0.4
Machinery & Equipment	0.4
Capital Markets	0.3
Hand/Machine Tools	0.3
Commercial Services	0.3
Real Estate Investment Trusts	0.3
Building Products	0.3
Household Durables	0.3
Commercial Services & Supplies	0.3
Electronic Components	0.2
Food & Drug Retailers	0.2

104.3
Liabilities in excess of other assets	(4.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

At December 31, 2012, the Portfolio did not have any deriviative instruments in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$4,136,355	$4,136,355
Equity contracts	43,112	—	43,112

Total	$43,112	$4,136,355	$4,179,467

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$221,497

For the year ended December 31, 2012, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $9,696,262 and the average value at settlement date receivable for foreign currency exchange sale contracts was $35,268,249.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $97,354,776:
Unaffiliated investments (cost $2,161,509,292)	$2,461,768,387
Affiliated investments (cost $192,517,111)	192,517,111
Cash	49,976
Foreign currency, at value (cost $475,002)	475,000
Tax reclaim receivable	6,235,731
Receivable for fund share sold	1,583,455
Dividends receivable	1,286,510
Prepaid expenses	13,614

Total Assets	2,663,929,784

LIABILITIES:
Payable to broker for collateral for securities on loan	100,122,817
Payable for investments purchased	8,468,702
Payable for fund share repurchased	8,301,761
Advisory fees payable	957,063
Accrued expenses and other liabilities	316,617
Shareholder servicing fees payable	23,316
Affiliated transfer agent fee payable	478

Total Liabilities	118,190,754

NET ASSETS	$2,545,739,030

Net assets were comprised of:
Paid-in capital	$2,531,337,478
Retained earnings	14,401,552

Net assets, December 31, 2012	$2,545,739,030

Net asset value and redemption price per share, $2,545,739,030 / 214,634,364 outstanding shares of beneficial interest	$11.86

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $5,183,674 foreign withholding tax)	$54,524,095
Affiliated income from securities lending, net	438,916
Affiliated dividend income	197,275

55,160,286

EXPENSES
Advisory fees	24,442,252
Shareholder servicing fees and expenses	2,444,218
Custodian and accounting fees	1,175,000
Trustees’ fees	32,000
Insurance expenses	28,000
Audit fee	25,000
Commitment fee on syndicated credit agreement	24,000
Loan interest expense (Note 7)	18,777
Legal fees and expenses	15,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	5,000
Miscellaneous	39,221

Total expenses	28,257,468
Less: advisory fee waivers and/or expense reimbursement	(1,494,872)
Less: shareholder servicing fee waiver	(792,687)

Net expenses	25,969,909

NET INVESTMENT INCOME	29,190,377

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	17,599,331
Foreign currency transactions	2,850,708

20,450,039

Net change in unrealized appreciation (depreciation) on:
Investments	398,225,071
Foreign currencies	555,306

398,780,377

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	419,230,416

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$448,420,793

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$29,190,377	$26,273,561
Net realized gain on investment and foreign currency transactions	20,450,039	31,474,098
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	398,780,377	(504,697,294)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	448,420,793	(446,949,635)

DISTRIBUTIONS	(26,295,031)	(16,585,072)

FUND SHARE TRANSACTIONS:
Fund share sold [98,165,682 and 140,339,230 shares, respectively]	1,058,841,450	1,503,666,630
Fund share issued in reinvestment of distributions [2,600,893 and 1,476,854 shares, respectively]	26,295,031	16,585,072
Fund share repurchased [110,216,841 and 158,616,512 shares, respectively]	(1,201,577,608)	(1,596,730,196)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(116,441,127)	(76,478,494)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	2,857,562	217,903

TOTAL INCREASE (DECREASE) IN NET ASSETS	308,542,197	(539,795,298)
NET ASSETS:
Beginning of year	2,237,196,833	2,776,992,131

End of year	$2,545,739,030	$2,237,196,833

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 93.9%
COMMON STOCKS —92.4%	Shares	Value (Note 2)
Argentina — 0.1%
MercadoLibre, Inc.	34,100	$2,679,237

Australia — 4.0%
Arrium Ltd.	3,650,800	3,558,193
Ausdrill Ltd.	731,040	2,182,902
Bendigo and Adelaide Bank Ltd.(a)	912,000	8,124,260
Boart Longyear Ltd.(a)	2,407,100	4,686,867
Challenger Ltd.	781,100	2,910,473
Downer EDI Ltd.*	1,227,100	5,260,493
Emeco Holdings Ltd.	4,867,000	3,153,389
Kingsgate Consolidated Ltd.	706,348	3,292,619
Lend Lease Group	743,700	7,262,841
Metcash Ltd.	833,200	2,888,493
Mount Gibson Iron Ltd.	2,634,500	2,332,554
Myer Holdings Ltd.	847,200	1,916,808
National Australia Bank Ltd.	539,200	14,182,681
Pacific Brands Ltd.	3,053,600	1,985,688
Rio Tinto Ltd.	68,200	4,795,095
St. Barbara Ltd.*	2,037,800	3,107,329
Toll Holdings Ltd.	1,200,500	5,753,933
Westpac Banking Corp.	439,400	12,039,517

		89,434,135

Austria — 0.7%
OMV AG	282,500	10,236,728
Voestalpine AG	138,300	5,081,626

		15,318,354

Belgium — 0.3%
AGFA-Gevaert NV*(g)	624,500	1,096,337
Delhaize Group SA	160,900	6,480,897

		7,577,234

Brazil — 1.4%
BM&FBOVESPA SA	1,398,450	9,562,051
Embraer SA, ADR	321,430	9,163,969
Natura Cosmeticos SA	444,600	12,733,257

		31,459,277

Canada — 2.1%
Canadian National Railway Co.	128,830	11,699,220
Cenovus Energy, Inc.	273,706	9,160,222
Potash Corp. of Saskatchewan, Inc.	330,510	13,448,452
Teck Resources Ltd. (Class B Stock)	327,900	11,916,744

		46,224,638

Cayman Islands — 0.4%
Tencent Holdings Ltd.	271,625	8,908,406

China — 2.1%
Baidu, Inc., ADR*(a)	142,758	14,317,200
China Merchants Bank Co. Ltd. (Class H Stock)	3,085,776	6,937,897
Industrial & Commercial Bank of China Ltd. (Class H Stock)	24,332,344	17,562,522
Sinopharm Group Co. Ltd. (Class H Stock)	2,835,652	9,004,670

		47,822,289

Denmark — 1.2%
H. Lundbeck A/S	119,600	1,754,125

COMMON STOCKS (continued)	Shares	Value (Note 2)
Denmark (continued)
Novo Nordisk A/S (Class B Stock)	155,963	$25,396,493

		27,150,618

Finland — 0.2%
Tieto Oyj(g)	171,222	3,383,044

France — 8.7%
Air Liquide SA	147,636	18,652,098
Alstom SA	146,400	5,897,599
Arkema SA	38,800	4,073,969
AXA SA	405,300	7,277,519
BNP Paribas SA	142,900	8,135,347
Cie Generale des Etablissements Michelin (Class B Stock)	251,923	24,139,127
Ciments Francais SA(g)	33,100	1,953,407
Credit Agricole SA*	367,800	2,995,406
LVMH Moet Hennessy Louis Vuitton SA	133,557	24,649,039
Publicis Groupe SA	286,300	17,224,805
Renault SA	100,400	5,452,554
Sanofi	234,300	22,218,763
SCOR SE	193,000	5,216,532
Societe Generale SA*	137,375	5,223,364
Thales SA	202,300	7,048,703
Total SA	296,400	15,422,638
Valeo SA	98,300	4,937,635
Vivendi SA	638,800	14,447,144

		194,965,649

Germany — 10.6%
Adidas AG(a)	238,439	21,280,609
Allianz SE	182,933	25,500,439
Aurubis AG	42,600	3,047,559
BASF SE	135,900	12,850,763
Bayer AG	85,200	8,124,871
Daimler AG	226,700	12,481,162
Deutsche Bank AG	396,700	17,452,830
Deutsche Post AG	320,400	7,057,011
E.ON AG	222,300	4,169,488
Freenet AG	397,100	7,359,686
Fresenius Medical Care AG & Co. KGaA	322,644	22,266,456
Hannover Rueckversicherung AG	62,800	4,918,757
Lanxess AG	53,400	4,708,807
Merck KGaA	29,500	3,887,967
Metro AG	101,900	2,830,932
Muenchener Rueckversicherungs- Gesellschaft AG	38,700	6,986,461
Rheinmetall AG	116,300	5,649,842
RWE AG	121,900	5,056,131
SAP AG	266,668	21,443,600
Siemens AG	204,300	22,340,447
Volkswagen AG	78,000	16,921,199

		236,335,017

Hong Kong — 3.6%
AIA Group Ltd.	3,665,267	14,537,678
Cheung Kong Holdings Ltd.	381,000	5,928,134
CNOOC Ltd.	9,644,019	21,245,900
First Pacific Co. Ltd.	5,038,000	5,563,536
Hong Kong Exchanges & Clearing Ltd.	1,025,908	17,754,540
Kingboard Chemical Holdings Ltd.	1,264,000	4,564,425
Shougang Fushan Resources Group Ltd.	6,434,000	2,414,822

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Yue Yuen Industrial Holdings Ltd.(g)	2,331,500	$7,885,605

		79,894,640

India — 0.2%
Coal India Ltd.	737,869	4,810,087

Ireland — 1.6%
Accenture PLC (Class A Stock)	239,243	15,909,659
Covidien PLC	255,130	14,731,206
Permanent TSB Group Holdings PLC*	206,800	5,896
Smurfit Kappa Group PLC*	370,700	4,428,335

		35,075,096

Israel — 1.7%
Bank Hapoalim BM*	811,200	3,480,405
Check Point Software Technologies Ltd.*(a)	207,398	9,880,441
Elbit Systems Ltd., (NASDAQ GS)	400	16,020
Elbit Systems Ltd., (TASE)	110,800	4,445,935
Teva Pharmaceutical Industries Ltd.	184,900	6,870,789
Teva Pharmaceutical Industries Ltd., ADR	374,555	13,985,884

		38,679,474

Italy — 1.4%
Banco Popolare Scarl*	87,100	145,036
Danieli & C Officine Meccaniche SpA	18,800	542,413
Enel SpA	2,098,400	8,728,303
Eni SpA	531,200	13,013,152
Finmeccanica SpA*(a)	544,700	3,152,310
Parmalat SpA	488,407	1,136,380
Telecom Italia SpA	4,892,900	4,438,208

		31,155,802

Japan — 14.2%
Aoyama Trading Co. Ltd.	144,900	2,777,236
Aozora Bank Ltd.	2,320,000	7,133,353
Asahi Kasei Corp.	644,000	3,808,044
Autobacs Seven Co. Ltd.	25,500	1,069,047
Calsonic Kansei Corp.	631,000	2,598,701
Coca-Cola West Co. Ltd.	114,300	1,764,828
FANUC Corp.	63,895	11,887,640
Fukuoka Financial Group, Inc.	814,000	3,259,884
Fuyo General Lease Co. Ltd.	116,500	3,792,671
Heiwa Corp.	176,300	2,873,041
Hitachi Capital Corp.	179,000	3,692,194
JX Holdings, Inc.	425,200	2,400,581
KDDI Corp.	335,089	23,689,886
Keihin Corp.	112,300	1,610,742
Keiyo Bank Ltd. (The)(g)	756,000	3,335,608
Komatsu Ltd.	667,967	17,140,301
K’s Holdings Corp.(a)	131,500	3,347,424
KYORIN Holdings, Inc.	178,000	3,451,555
Kyowa Exeo Corp.	426,900	4,293,776
Marubeni Corp.	889,000	6,378,790
Mitsubishi Corp.	245,000	4,716,976
Mitsubishi UFJ Financial Group, Inc.	6,627,354	35,861,365
Mitsui & Co. Ltd.	328,900	4,929,838
Mizuho Financial Group, Inc.	4,462,300	8,181,564
Morinaga Milk Industry Co. Ltd.(g)	901,000	2,884,048
Namco Bandai Holdings, Inc.	310,600	4,026,059
Nichii Gakkan Co.	225,300	1,789,684
Nippon Electric Glass Co. Ltd.	334,000	1,901,793

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
Nippon Shokubai Co. Ltd.	382,000	$3,912,874
Nippon Telegraph & Telephone Corp.	271,800	11,443,588
Nishi-Nippon City Bank Ltd. (The)(g)	1,487,000	3,689,755
Nissan Motor Co. Ltd.	815,100	7,734,385
NOF Corp.(g)	689,000	3,097,458
NTT DoCoMo, Inc.	6,600	9,514,033
Otsuka Holdings Co. Ltd.	342,000	9,634,579
Rengo Co. Ltd.	399,000	2,015,101
Sankyo Co. Ltd.	49,300	1,956,223
Sankyu, Inc.	812,000	3,074,765
Seino Holdings Co. Ltd.(g)	615,000	3,901,634
Shimachu Co. Ltd.(g)	229,100	4,813,165
Shizuoka Gas Co. Ltd.(g)	383,800	2,599,977
Sumitomo Corp.	633,700	8,130,246
Sumitomo Mitsui Financial Group, Inc.	334,400	12,152,704
Toagosei Co. Ltd.(g)	1,249,000	4,902,688
Toppan Forms Co. Ltd.(g)	291,200	2,616,632
Toyo Suisan Kaisha Ltd.	193,000	5,142,247
Toyota Motor Corp.	526,973	24,607,608
Toyota Tsusho Corp.	264,400	6,526,126
Tsuruha Holdings, Inc.	76,000	5,993,649
Yokohama Rubber Co. Ltd. (The)	746,000	5,407,735

		317,463,801

Mexico — 0.6%
Wal-Mart de Mexico SAB de CV (Class V Stock)	4,421,020	14,426,296

Netherlands — 3.1%
Aegon NV	723,500	4,673,703
ASML Holding NV	100,221	6,427,574
ING Groep NV, CVA*	600,500	5,703,571
Koninklijke Ahold NV	950,400	12,743,990
Koninklijke DSM NV	94,800	5,777,683
Koninklijke KPN NV	431,300	2,132,930
Nutreco NV	72,300	6,146,457
Schlumberger Ltd.	318,889	22,095,819
Yandex NV*	203,100	4,380,867

		70,082,594

New Zealand — 0.1%
Air New Zealand Ltd.(g)	1,857,800	1,997,408

Norway — 0.9%
DNB ASA	440,200	5,626,486
Olsen Fred Energy ASA	116,565	5,117,786
Statoil ASA	373,700	9,418,967

		20,163,239

Portugal — 0.2%
EDP - Energias de Portugal SA	1,627,600	4,950,837

Singapore — 0.7%
DBS Group Holdings Ltd.	543,000	6,666,150
Golden Agri-Resources Ltd.	11,218,900	6,037,459
Hong Leong Asia Ltd.(g)	1,721,000	2,390,780

		15,094,389

South Korea — 1.0%
Hyundai Motor Co.	36,348	7,492,929
Samsung Electronics Co. Ltd.	9,538	13,704,197

		21,197,126

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Spain — 1.2%
Banco Bilbao Vizcaya Argentaria SA.	504,100	$4,683,535
Banco Espanol de Credito SA(a)(g)	327,600	1,552,588
Banco Santander SA	772,400	6,277,338
Gas Natural SDG SA	259,415	4,676,589
Red Electrica Corp. SA	93,000	4,593,844
Repsol SA	277,300	5,660,481

		27,444,375

Sweden — 2.1%
Boliden AB	376,100	7,146,278
Hennes & Mauritz AB (Class B Stock)	481,648	16,692,496
NCC AB (Class B Stock)	231,800	4,873,565
Svenska Handelsbanken AB (Class A Stock)	16,187	581,953
Swedbank AB (Class A Stock)	395,900	7,777,602
Trelleborg AB (Class B Stock)	294,900	3,688,115
Volvo AB (Class B Stock)	426,600	5,882,442

		46,642,451

Switzerland — 6.7%
Baloise Holding AG	68,100	5,881,986
Bucher Industries AG(g)	22,800	4,510,568
Credit Suisse Group AG*	441,200	10,768,091
Georg Fischer AG*	11,500	4,647,229
Helvetia Holding AG	11,600	4,424,490
Julius Baer Group Ltd.*	297,362	10,586,924
Logitech International SA(a)	255,172	1,958,955
Nestle SA	175,608	11,457,275
Novartis AG	460,727	29,105,638
OC Oerlikon Corp. AG*	323,000	3,678,437
Roche Holding AG	44,100	8,916,190
Swatch Group AG (The)	19,080	9,675,548
Swiss Life Holding AG*	52,300	6,980,809
Swiss Re AG*	155,800	11,295,317
Syngenta AG	32,210	13,012,400
UBS AG*	215,505	3,372,412
Zurich Insurance Group AG*	40,100	10,745,117

		151,017,386

United Kingdom — 20.6%
Alent PLC*	476,600	2,390,781
ARM Holdings PLC	752,228	9,499,739
AstraZeneca PLC	432,500	20,496,156
Aviva PLC	935,300	5,787,614
BAE Systems PLC	1,996,900	11,099,201
Barclays PLC	2,344,000	10,182,340
Beazley PLC(g)	1,403,454	4,085,406
Berendsen PLC(g)	243,100	2,355,614
BG Group PLC	336,883	5,619,172
BP PLC	2,832,600	19,694,919
BP PLC, ADR	126,680	5,274,955
British American Tobacco PLC	317,420	16,136,115
BT Group PLC	3,213,300	12,259,450
Burberry Group PLC	374,437	7,526,773
Cable & Wireless Communications PLC(g)	7,625,800	4,405,829
Carnival PLC	446,761	17,348,830
Dairy Crest Group PLC(g)	336,900	2,134,461
Debenhams PLC	2,792,100	5,212,844
GlaxoSmithKline PLC	198,300	4,317,469
Go-Ahead Group PLC(g)	148,200	3,107,428

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
HSBC Holdings PLC	1,905,042	$20,192,090
Intermediate Capital Group PLC(g)	1,531,000	7,993,440
J Sainsbury PLC	2,118,900	11,988,040
Kazakhmys PLC	205,700	2,658,619
Kesa Electricals PLC(a)	1,314,300	1,234,593
Kingfisher PLC	3,529,017	16,489,674
Legal & General Group PLC	2,545,900	6,104,763
Marks & Spencer Group PLC	1,254,400	7,879,708
Marston’s PLC	1,332,800	2,670,701
Mondi PLC	712,500	7,864,571
Old Mutual PLC	1,561,200	4,585,321
Pace PLC(g)	1,536,215	4,688,644
Pearson PLC	516,460	10,066,657
Premier Foods PLC*	85,414	157,818
Reckitt Benckiser Group PLC	372,666	23,656,801
Rolls-Royce Holdings PLC*	812,890	11,659,654
Royal Bank of Scotland Group PLC*	1,298,969	6,942,937
Royal Dutch Shell PLC (Class B Stock)	974,800	34,777,453
RSA Insurance Group PLC	1,970,100	4,068,611
SABMiller PLC	270,946	12,574,970
Standard Chartered PLC	762,019	19,720,954
TalkTalk Telecom Group PLC(g)	1,262,000	4,788,954
Tesco PLC	2,327,500	12,821,278
Tullett Prebon PLC	429,200	1,788,280
Tullow Oil PLC	332,679	6,935,532
Vesuvius PLC	476,600	2,678,789
Vodafone Group PLC	11,625,350	29,264,235
WM Morrison Supermarkets PLC	2,837,300	12,182,461
Xstrata PLC	228,600	3,990,417

		461,361,061

United States — 0.7%
Yum! Brands, Inc.	241,430	16,030,952

TOTAL COMMON STOCKS (cost $1,988,560,609)		2,068,744,912

PREFERRED STOCKS — 1.5%
Brazil — 0.6%
Itau Unibanco Holding SA, ADR (PRFC)	797,608	13,128,628

Germany — 0.9%
Volkswagen AG (PRFC)	89,122	20,449,069

United Kingdom
Rolls-Royce Holdings PLC, (PRFC C)*(g)	48,783,640	79,247

TOTAL PREFERRED STOCKS (cost $27,928,040)		33,656,944

	Units
RIGHTS*
Spain
Repsol SA, expiring 01/11/13 (cost $175,996)	277,300	169,103

TOTAL LONG-TERM INVESTMENTS (cost $2,016,664,645)		2,102,570,959

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SHORT-TERM INVESTMENT — 8.6%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $193,607,011; includes $25,115,434 of cash collateral received for securities on loan)(b)(w)(Note 4)	193,607,011	$193,607,011

TOTAL INVESTMENTS — 102.5% (cost $2,210,271,656)		2,296,177,970
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (2.5)%		(56,616,609)

NET ASSETS — 100.0%		$2,239,561,361

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
NASDAQ GS	National Association for Securities Dealers Global Markets, U.S.

PRFC	Preference Shares
TASE	Tel Aviv Stock Exchange
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,039,365; cash collateral of $25,115,434 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	. Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Danish Krone, Expiring 01/03/13	Brown Brothers Harriman & Co.	DKK	6,977	$1,241,827	$1,234,355	$(7,472)
Japanese Yen, Expiring 01/04/13	Brown Brothers Harriman & Co.	JPY	267,813	3,139,305	3,091,387	(47,918)
Expiring 01/08/13	Brown Brothers Harriman & Co.	JPY	55,953	650,829	645,885	(4,944)
Swedish Krona, Expiring 01/03/13	Brown Brothers Harriman & Co.	SEK	9,205	1,420,644	1,415,428	(5,216)
Swiss Franc, Expiring 01/07/13	Deutsche Bank	CHF	263	288,119	287,402	(717)

				$6,740,724	$6,674,457	$(66,267)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Euro, Expiring 05/08/13	State Street Bank	EUR	15,007	$19,250,295	$19,831,471	$(581,176)
Swedish Krona, Expiring 01/02/13	Brown Brothers Harriman & Co.	SEK	4,668	713,873	717,798	(3,925)
Expiring 01/03/13	Brown Brothers Harriman & Co.	SEK	3,199	490,767	491,808	(1,041)
Expiring 01/04/13	Brown Brothers Harriman & Co.	SEK	987	151,376	151,768	(392)

				$20,606,311	$21,192,845	$(586,534)

Cross currency exchange contracts outstanding at December 31, 2012:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Depreciation	Counterparty
01/07/13	Buy	JPY	108,760	CHF	1,159	$(11,861)	Deutsche Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$2,679,237	$—	$—
Australia	4,686,867	84,747,268	—
Austria	—	15,318,354	—
Belgium	1,096,337	6,480,897	—
Brazil	31,459,277	—	—
Canada	46,224,638	—	—
Cayman Islands	—	8,908,406	—
China	14,317,200	33,505,089	—
Denmark	1,754,125	25,396,493	—
Finland	—	3,383,044	—
France	1,953,407	193,012,242	—
Germany	—	236,335,017	—
Hong Kong	—	79,894,640	—
India	—	4,810,087	—
Ireland	30,646,761	4,428,335	—
Israel	23,882,345	14,797,129	—
Italy	—	31,155,802	—
Japan	—	317,463,801	—
Mexico	14,426,296	—	—
Netherlands	26,476,686	43,605,908	—
New Zealand	—	1,997,408	—
Norway	—	20,163,239	—
Portugal	—	4,950,837	—
Singapore	—	15,094,389	—
South Korea	—	21,197,126	—
Spain	—	27,444,375	—
Sweden	—	46,642,451	—
Switzerland	—	151,017,386	—
United Kingdom	17,489,093	443,871,968	—
United States	16,030,952	—	—
Preferred Stocks:
Brazil	13,128,628	—	—
Germany	—	20,449,069	—
United Kingdom	—	79,247	—
Rights — Spain	169,103	—	—
Affiliated Money Market Mutual Fund	193,607,011	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(664,662)	—

Total	$440,027,963	$1,855,485,345	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $59,996. An amount of $1,266,176,530 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS. A 43

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Banks	12.7%
Affiliated Money Market Mutual Fund (1.1% represents investments purchased with collateral from securities on loan)	8.6
Oil & Gas	8.6
Pharmaceuticals	7.1
Insurance	6.2
Telecommunications	5.3
Retail	4.8
Auto Manufacturers	4.5
Chemicals	4.3
Food	4.1
Diversified Financial Services	2.4
Computer Services & Software	2.3
Aerospace/Defense	2.1
Mining	2.0
Auto Parts & Equipment	1.9
Apparel	1.6
Transportation	1.5
Miscellaneous Manufacturing	1.4
Distribution/Wholesale	1.4
Internet	1.4
Holding Companies – Diversified	1.4
Semiconductors	1.3
Electric	1.2
Household Products/Wares	1.1
Healthcare Services	1.0
Agriculture	1.0

Diversified Machinery	0.9%
Hotels, Restaurants & Leisure	0.8
Advertising	0.8
Machinery – Construction & Mining	0.8
Beverages	0.8
Healthcare Products	0.7
Engineering & Construction	0.6
Real Estate	0.6
Cosmetics/Personal Care	0.6
Machinery & Equipment	0.6
Forest & Paper Products	0.5
Iron/Steel	0.5
Media	0.5
Coal	0.3
Commercial Services	0.3
Financial – Bank & Trust	0.3
Entertainment	0.2
Home Furnishings	0.2
Electronic Components & Equipment	0.2
Telecommunication Services	0.2
Building Materials	0.2
Toys	0.2
Trading Companies & Distributors	0.1
Metal Fabricate/Hardware	0.1
Containers & Packaging	0.1
Airlines	0.1
Electronics	0.1

102.5
Liabilities in excess of other assets	(2.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	—	$—	Unrealized depreciation on foreign currency forward contracts	$664,662
Equity contracts	Unaffiliated investments	169,103	—	—

Total		$169,103		$664,662

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$3,602,461	$3,602,461
Equity contracts	(2,327,932)	—	(2,327,932)

Total	$(2,327,932)	$3,602,461	$1,274,529

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$(3,357,069)	$(3,357,069)
Equity contracts	(6,893)	—	(6,893)

Total	$(6,893)	$(3,357,069)	$(3,363,962)

For the year ended December 31, 2012, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $10,227,357 and the average value at settlement date receivable for foreign currency exchange sale contracts was $55,582,359.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $24,039,365:
Unaffiliated investments (cost $2,016,664,645)	$2,102,570,959
Affiliated investments (cost $193,607,011)	193,607,011
Cash	347,520
Foreign currency, at value (cost $6,108,640)	6,027,796
Tax reclaim receivable	7,049,331
Receivable for investments sold	6,675,170
Receivable for fund share sold	6,195,864
Dividends receivable	2,235,425
Prepaid expenses	11,501

Total Assets	2,324,720,577

LIABILITIES:
Payable for investments purchased	58,248,746
Payable to broker for collateral for securities on loan	25,115,434
Advisory fees payable	801,193
Unrealized depreciation on foreign currency forward contracts	664,662
Accrued expenses and other liabilities	236,242
Payable for fund share repurchased	38,890
Foreign capital gains tax liability	32,933
Shareholder servicing fees payable	20,638
Affiliated transfer agent fee payable	478

Total Liabilities	85,159,216

NET ASSETS	$2,239,561,361

Net assets were comprised of:
Paid-in capital	$2,301,547,617
Retained earnings	(61,986,256)

Net assets, December 31, 2012	$2,239,561,361

Net asset value and redemption price per share, $2,239,561,361 / 145,815,068 outstanding shares of beneficial interest	$15.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $5,395,176 foreign withholding tax)	$67,175,135
Affiliated dividend income	160,340
Affiliated income from securities lending, net	86,977

67,422,452

EXPENSES
Advisory fees	19,799,793
Shareholder servicing fees and expenses	1,979,979
Custodian and accounting fees	909,000
Loan interest expense (Note 7)	46,335
Commitment fee on syndicated credit agreement	32,000
Trustees’ fees	28,000
Audit fee	25,000
Insurance expenses	22,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	8,000
Miscellaneous	50,683

Total expenses	22,923,790
Less: shareholder servicing fee waiver	(606,992)

Net expenses	22,316,798

NET INVESTMENT INCOME	45,105,654

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(22,193,870)
Foreign currency transactions	3,235,744

(18,958,126)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $32,896)	255,350,819
Foreign currencies	(3,266,147)

252,084,672

NET GAIN ON INVESTMENTS	233,126,546

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$278,232,200

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$45,105,654	$47,005,642
Net realized loss on investment and foreign currency transactions	(18,958,126)	(3,589,600)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	252,084,672	(356,903,656)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	278,232,200	(313,487,614)

DISTRIBUTIONS	(47,033,538)	(27,137,785)

FUND SHARE TRANSACTIONS:
Fund share sold [73,769,844 and 75,807,442 shares, respectively]	1,057,406,949	1,132,454,408
Fund share issued in reinvestment of distributions [3,634,740 and 1,704,635 shares, respectively]	47,033,538	27,137,785
Fund share repurchased [53,326,447 and 93,960,951 shares, respectively]	(745,185,874)	(1,336,603,013)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	359,254,613	(177,010,820)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	621,794	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	591,075,069	(517,636,219)
NET ASSETS:
Beginning of year	1,648,486,292	2,166,122,511

End of year	$2,239,561,361	$1,648,486,292

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.0%

COMMON STOCKS— 93.9%	Shares	Value (Note 2)
Australia — 2.5%
BHP Billiton Ltd.	180,999	$7,066,307
Rio Tinto Ltd.	40,163	2,823,833

		9,890,140

Belgium — 1.5%
Anheuser-Busch InBev NV	66,280	5,771,998

Canada
Nortel Networks Corp.*(g)	2,492	12

Cayman Islands — 0.5%
Belle International Holdings Ltd.	932,000	2,061,188

China — 3.5%
China Construction Bank Corp. (Class H Stock)	4,874,000	3,983,092
Industrial & Commercial Bank of China Ltd. (Class H Stock)	6,181,145	4,461,407
Ping An Insurance (Group) Co. of China Ltd. (Class H Stock)	378,000	3,224,230
Sands China Ltd.	449,600	2,010,011

		13,678,740

France — 12.9%
Accor SA.	108,096	3,855,481
AXA SA	245,233	4,403,375
BNP Paribas SA	53,893	3,068,147
Imerys SA	36,402	2,334,788
Lafarge SA	60,244	3,890,114
LVMH Moet Hennessy Louis Vuitton SA	25,420	4,691,469
Pernod-Ricard SA	33,032	3,832,425
PPR.	21,102	3,963,204
Sanofi	56,383	5,346,822
Schneider Electric SA	51,556	3,776,021
Technip SA	30,900	3,573,171
Total SA	153,211	7,972,057

		50,707,074

Germany — 7.4%
Allianz SE	34,460	4,803,645
Bayer AG	57,260	5,460,447
Fresenius Medical Care AG & Co. KGaA	37,930	2,617,643
Linde AG	21,340	3,733,418
SAP AG	81,296	6,537,263
Siemens AG	45,892	5,018,344
Symrise AG	22,599	811,935

		28,982,695

Hong Kong — 3.0%
Cheung Kong Holdings Ltd.	273,000	4,247,718
CNOOC Ltd.	1,465,000	3,227,414
Hang Lung Properties Ltd.	1,014,000	4,080,760

		11,555,892

Indonesia — 0.5%
Astra International Tbk PT	2,655,000	2,103,153

Israel — 0.9%
Teva Pharmaceutical Industries Ltd., ADR	94,220	3,518,175

Japan — 15.6%
Canon, Inc.	82,250	3,187,990
Daikin Industries Ltd.	79,400	2,727,321

COMMON STOCKS (continued)	Shares	Value (Note 2)
Japan (continued)
East Japan Railway Co.	32,800	$2,120,984
FANUC Corp.	23,400	4,353,561
Honda Motor Co. Ltd.	139,700	5,173,739
Japan Tobacco, Inc.	127,300	3,596,146
Komatsu Ltd.	179,200	4,598,344
Kubota Corp.	374,000	4,300,026
Makita Corp.	84,500	3,925,394
Mitsubishi Corp.	181,900	3,502,114
Murata Manufacturing Co. Ltd.	33,600	1,982,111
Nidec Corp.	34,800	2,032,281
Omron Corp.	74,700	1,793,050
Shin-Etsu Chemical Co. Ltd.	60,500	3,692,319
SMC Corp.	20,623	3,746,260
Sumitomo Corp.	248,200	3,184,357
Toyota Motor Corp.	135,100	6,308,649
Yahoo! Japan Corp.	3,345	1,083,096

		61,307,742

Mexico — 0.4%
America Movil SAB de CV (Class L Stock), ADR	70,900	1,640,626

Netherlands — 2.0%
Akzo Nobel NV	58,450	3,869,220
ING Groep NV, CVA*	416,597	3,956,854

		7,826,074

South Korea — 1.6%
Hyundai Mobis*	7,600	2,061,949
Samsung Electronics Co. Ltd., GDR	6,040	4,293,431

		6,355,380

Spain — 0.6%
Banco Bilbao Vizcaya Argentaria SA	251,050	2,332,477

Sweden — 1.1%
Atlas Copco AB (Class A Stock)	148,590	4,120,443

Switzerland — 11.1%
ABB Ltd.*	177,997	3,691,219
Compagnie Financiere Richemont SA (Class A Stock)	44,090	3,460,869
Credit Suisse Group AG*	127,370	3,108,639
Holcim Ltd.*	43,434	3,199,135
Nestle SA	128,847	8,406,426
Novartis AG	122,352	7,729,378
Roche Holding AG	36,400	7,359,395
SGS SA	703	1,561,407
Zurich Insurance Group AG*	18,530	4,965,262

		43,481,730

Taiwan — 0.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	212,114	3,639,876

United Kingdom — 27.9%
Barclays PLC	1,096,040	4,761,200
BG Group PLC	439,256	7,326,742
BHP Billiton PLC	83,800	2,955,933
British American Tobacco PLC	98,527	5,008,642
Burberry Group PLC	172,866	3,474,879
Centrica PLC	687,084	3,749,914
GlaxoSmithKline PLC	166,192	3,618,401
HSBC Holdings PLC	892,591	9,460,830

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom (continued)
ICAP PLC	300,866	$1,521,380
Imperial Tobacco Group PLC	115,990	4,497,136
Marks & Spencer Group PLC	488,790	3,070,410
Meggitt PLC	346,090	2,167,140
Prudential PLC	357,382	5,098,918
Rio Tinto PLC	84,666	4,938,224
Royal Dutch Shell PLC (Class A Stock)	316,954	10,909,683
Standard Chartered PLC	360,868	9,339,217
Tesco PLC	717,703	3,953,542
Tullow Oil PLC	155,795	3,247,939
Unilever PLC	127,999	4,975,463
Vodafone Group PLC	2,539,060	6,391,519
WPP PLC	332,272	4,854,246
Xstrata PLC	236,918	4,135,615

		109,456,973

TOTAL COMMON STOCKS (cost $332,670,698)		368,430,388

PREFERRED STOCKS — 2.1%
Germany
Henkel AG & Co. KGaA (PRFC)	34,725	2,856,878
Volkswagen AG (PRFC)	23,095	5,299,155

TOTAL PREFERRED STOCKS (cost $5,894,415)		8,156,033

TOTAL LONG-TERM INVESTMENTS (cost $338,565,113)		376,586,421

SHORT-TERM INVESTMENT — 3.9%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $15,163,857)(w)(Note 4)	15,163,857	$15,163,857

TOTAL INVESTMENTS — 99.9% (cost $353,728,970)		391,750,278
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		572,075

NET ASSETS — 100.0%		$392,322,353

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
GDR	Global Depositary Receipt
PRFC	Preference Shares
*	Non-income producing security.
(g)	Indicates a security that has been deemed illiquid.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$9,890,140	$—
Belgium	—	5,771,998	—
Canada	12	—	—
Cayman Islands	—	2,061,188	—
China	—	13,678,740	—
France	—	50,707,074	—
Germany	—	28,982,695	—
Hong Kong	—	11,555,892	—
Indonesia	—	2,103,153	—
Israel	3,518,175	—	—
Japan	—	61,307,742	—
Mexico	1,640,626	—	—
Netherlands	—	7,826,074	—
South Korea	4,293,431	2,061,949	—
Spain	—	2,332,477	—
Sweden	—	4,120,443	—
Switzerland	—	43,481,730	—
Taiwan	3,639,876	—	—
United Kingdom	—	109,456,973	—
Preferred Stocks:
Germany	—	8,156,033	—
Affiliated Money Market Mutual Fund	15,163,857	—	—

Total	$28,255,977	$363,494,301	$—

Fair value of Level 2 investments at 12/31/11 was $0. An amount of $250,397,958 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Financials	19.6%
Consumer Discretionary	15.3
Industrials	13.0
Materials	11.1
Consumer Staples	10.0
Energy	9.2
Healthcare	9.1
Information Technology	5.7
Affiliated Money Market Mutual Fund	3.9
Telecommunications Service	2.0
Utilities	1.0

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $338,565,113)	$376,586,421
Affiliated investments (cost $15,163,857)	15,163,857
Foreign currency, at value (cost $1,504)	1,504
Tax reclaim receivable	1,495,311
Dividends receivable	387,330
Receivable for fund share sold	100,463
Prepaid expenses	17,427

Total Assets	393,752,313

LIABILITIES:
Payable for fund share repurchased	1,209,448
Advisory fees payable	139,373
Accrued expenses and other liabilities	75,571
Shareholder servicing fees payable	5,090
Affiliated transfer agent fee payable	478

Total Liabilities	1,429,960

NET ASSETS	$392,322,353

Net assets were comprised of:
Paid-in capital	$364,749,547
Retained earnings	27,572,806

Net assets, December 31, 2012	$392,322,353

Net asset value and redemption price per share, $392,322,353 / 17,669,840 outstanding shares of beneficial interest	$22.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $855,768 foreign withholding tax)	$10,692,397
Affiliated dividend income	25,159
Affiliated income from securities lending, net	5,493

10,723,049

EXPENSES
Advisory fees	3,049,618
Shareholder servicing fees and expenses	345,542
Custodian and accounting fees	194,000
Audit fee	23,000
Trustees’ fees	13,000
Insurance expenses	13,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	4,889
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	21,152

Total expenses	3,693,201
Less: shareholder servicing fee waiver	(9,109)

Net expenses	3,684,092

NET INVESTMENT INCOME	7,038,957

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	1,834,828
Foreign currency transactions	19,231

1,854,059

Net change in unrealized appreciation (depreciation) on:
Investments	54,108,296
Foreign currencies	45,547

54,153,843

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	56,007,902

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,046,859

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,038,957	$6,089,529
Net realized gain (loss) on investment and foreign currency transactions	1,854,059	(2,972,046)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	54,153,843	(49,478,030)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	63,046,859	(46,360,547)

DISTRIBUTIONS	(6,097,845)	(4,723,900)

FUND SHARE TRANSACTIONS:
Fund share sold [7,628,243 and 9,091,371 shares, respectively].	152,986,014	180,566,125
Fund share issued in reinvestment of distributions [331,765 and 225,269 shares, respectively]	6,097,845	4,723,900
Fund share repurchased [5,264,753 and 11,918,720 shares, respectively]	(103,787,489)	(219,840,659)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	55,296,370	(34,550,634)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	1,330,690	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	113,576,074	(85,635,081)
NET ASSETS:
Beginning of year	278,746,279	364,381,360

End of year	$392,322,353	$278,746,279

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST JENNISON LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 97.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 5.3%
Boeing Co. (The)	289,212	$21,795,016
Precision Castparts Corp.	154,817	29,325,436
United Technologies Corp.	248,129	20,349,059

		71,469,511

Biotechnology — 5.2%
Alexion Pharmaceuticals, Inc.*	208,918	19,598,598
Biogen Idec, Inc.*	129,336	18,969,711
Gilead Sciences, Inc.*	204,223	15,000,179
Vertex Pharmaceuticals, Inc.*	383,261	16,073,966

		69,642,454

Capital Markets — 2.7%
Goldman Sachs Group, Inc. (The)	157,296	20,064,678
Morgan Stanley	870,285	16,639,849

		36,704,527

Chemicals — 1.7%
Monsanto Co.	244,156	23,109,365

Communications Equipment — 0.7%
QUALCOMM, Inc.	159,631	9,900,315

Computers & Peripherals — 7.9%
Apple, Inc.	149,487	79,681,056
EMC Corp.*	1,063,015	26,894,280

		106,575,336

Electrical Equipment — 0.6%
Roper Industries, Inc.	67,508	7,525,792

Energy Equipment & Services — 0.9%
Schlumberger Ltd.	179,767	12,456,055

Food & Staples Retailing — 3.5%
Costco Wholesale Corp.	259,943	25,674,570
Whole Foods Market, Inc.	234,543	21,420,812

		47,095,382

Food Products — 1.0%
Mondelez International, Inc. (Class A Stock)	526,678	13,414,489

Healthcare Providers & Services — 2.4%
Express Scripts Holding Co.*	374,517	20,223,917
UnitedHealth Group, Inc.	235,711	12,784,965

		33,008,882

Hotels, Restaurants & Leisure — 4.1%
Chipotle Mexican Grill, Inc.*(a)	48,821	14,522,295
Dunkin’ Brands Group, Inc.(a)	436,946	14,497,868
Starbucks Corp.	124,248	6,662,178
Yum! Brands, Inc.	285,457	18,954,345

		54,636,686

Internet & Catalog Retail — 4.6%
Amazon.com, Inc.*	160,265	40,248,952
priceline.com, Inc.*	35,905	22,304,186

		62,553,138

Internet Software & Services — 9.7%
Baidu, Inc. (China), ADR*	135,955	13,634,927
eBay, Inc.*	282,831	14,430,038
Facebook, Inc. (Class A Stock)*	530,396	14,124,445

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Google, Inc. (Class A Stock)*	66,061	$46,861,692
LinkedIn Corp. (Class A Stock)*	170,973	19,631,120
Rackspace Hosting, Inc.*(a)	183,587	13,635,006
Tencent Holdings Ltd. (China)	201,878	6,620,934
Youku Tudou, Inc. (China), ADR*(a)	73,808	1,346,258

		130,284,420

IT Services — 7.9%
International Business Machines Corp.	130,454	24,988,464
MasterCard, Inc. (Class A Stock)	95,648	46,989,949
Teradata Corp.*	112,812	6,981,935
Visa, Inc. (Class A Stock)	178,084	26,993,973

		105,954,321

Life Sciences Tools & Services — 0.8%
Illumina, Inc.*(a)	195,532	10,869,624

Media — 1.6%
Walt Disney Co. (The)	420,322	20,927,832

Multiline Retail — 0.5%
Family Dollar Stores, Inc.	113,032	7,167,359

Oil, Gas & Consumable Fuels — 2.0%
Concho Resources, Inc.*	188,371	15,175,168
EOG Resources, Inc.	100,663	12,159,084

		27,334,252

Personal Products — 1.7%
Estee Lauder Cos., Inc. (The) (Class A Stock)	384,603	23,022,336

Pharmaceuticals — 6.9%
Abbott Laboratories	183,277	12,004,644
Allergan, Inc.	211,094	19,363,653
Bristol-Myers Squibb Co.	314,694	10,255,877
Novo Nordisk A/S (Denmark), ADR	128,542	20,979,340
Perrigo Co.	101,802	10,590,462
Shire PLC (Ireland), ADR	212,645	19,601,616

		92,795,592

Real Estate Investment Trusts — 2.0%
American Tower Corp.	342,600	26,472,702

Road & Rail — 2.2%
Canadian Pacific Railway Ltd.	27,036	2,747,398
Kansas City Southern	82,089	6,852,790
Union Pacific Corp.	161,427	20,294,602

		29,894,790

Semiconductors & Semiconductor Equipment — 2.6%
ARM Holdings PLC (United Kingdom), ADR(a)	352,827	13,347,445
Avago Technologies Ltd.	319,587	10,118,124
Broadcom Corp. (Class A Stock)	363,419	12,069,145

		35,534,714

Software — 6.6%
Intuit, Inc.	226,248	13,461,755
Red Hat, Inc.*	336,257	17,808,171
Salesforce.com, Inc.*(a)	159,415	26,797,662
Splunk, Inc.*(a)	210,086	6,096,696
VMware, Inc. (Class A Stock)*	214,333	20,177,309

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Workday, Inc. (Class A Stock)*(a)	79,422	$4,328,499

		88,670,092

Specialty Retail — 4.1%
Inditex SA (Spain)	225,349	31,663,132
TJX Cos., Inc.	563,362	23,914,717

		55,577,849

Textiles, Apparel & Luxury Goods — 6.7%
Burberry Group PLC (United Kingdom)	371,507	7,467,875
Coach, Inc.	318,831	17,698,309
Lululemon Athletica, Inc.*(a)	221,579	16,890,967
NIKE, Inc. (Class B Stock)	568,510	29,335,116
Ralph Lauren Corp.	129,613	19,431,581

		90,823,848

Wireless Telecommunication Services — 1.1%
Crown Castle International Corp.*	200,204	14,446,721

TOTAL LONG-TERM INVESTMENTS (cost $960,421,760)		1,307,868,384

SHORT-TERM INVESTMENT — 9.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $126,060,666; includes $84,732,910 of cash collateral received for securities on loan)(Note 4)(b)(w)	126,060,666	126,060,666

TOTAL INVESTMENTS — 106.4% (cost $1,086,482,426)		$1,433,929,050
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.4)%		(85,798,940)

NET ASSETS — 100.0%		$1,348,130,110

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $84,776,001; cash collateral of $84,732,910 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,262,116,443	$45,751,941	$—
Affiliated Money Market Mutual Fund	126,060,666	—	—

Total	$1,388,177,109	$45,751,941	$—

Fair value of Level 2 investments at December 31, 2011 was $0. An amount of $30,632,874 was transferred from Level 1 into Level 2 at December 31, 2012 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Fund normally values its securities and the earlier closing of foreign markets.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Internet Software & Services	9.7%
Affiliated Money Market Mutual Fund (including 6.3% of collateral received for securities on loan)	9.4
Computers & Peripherals	7.9
IT Services	7.9
Pharmaceuticals	6.9
Textiles, Apparel & Luxury Goods	6.7
Software	6.6
Aerospace & Defense	5.3
Biotechnology	5.2
Internet & Catalog Retail	4.6
Hotels, Restaurants & Leisure	4.1
Specialty Retail	4.1
Food & Staples Retailing	3.5
Capital Markets	2.7
Semiconductors & Semiconductor Equipment	2.6
Healthcare Providers & Services	2.4
Road & Rail	2.2
Oil, Gas & Consumable Fuels	2.0
Real Estate Investment Trusts	2.0
Chemicals	1.7
Personal Products	1.7
Media	1.6
Wireless Telecommunication Services	1.1
Food Products	1.0
Energy Equipment & Services	0.9
Life Sciences Tools & Services	0.8
Communications Equipment	0.7
Electrical Equipment	0.6
Multiline Retail	0.5

106.4
Liabilities in excess of other assets	(6.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST JENNISON LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $84,776,001:
Unaffiliated investments (cost $960,421,760)	$1,307,868,384
Affiliated investments (cost $126,060,666)	126,060,666
Receivable for fund share sold	1,633,483
Receivable for investments sold	778,866
Dividends and interest receivable	284,252
Tax reclaim receivable	248,914
Prepaid expenses	10,912

Total Assets	1,436,885,477

LIABILITIES:
Payable to broker for collateral for securities on loan	84,732,910
Payable for investments purchased	2,664,238
Advisory fees payable	1,015,558
Payable for fund share repurchased	177,085
Shareholder servicing fees payable	83,373
Accrued expenses and other liabilities	81,725
Affiliated transfer agent fee payable	478

Total Liabilities	88,755,367

NET ASSETS	$1,348,130,110

Net assets were comprised of:
Paid-in capital	$1,039,249,703
Retained earnings	308,880,407

Net assets, December 31, 2012	$1,348,130,110

Net asset value and redemption price per share, $1,348,130,110 / 96,118,956 outstanding shares of beneficial interest	$14.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $184,494 foreign withholding tax)	$16,469,767
Affiliated income from securities lending, net	267,698
Affiliated dividend income	103,982

16,841,447

EXPENSES
Advisory fees	15,043,122
Shareholder servicing fees and expenses	1,671,458
Custodian and accounting fees	216,000
Commitment fee on syndicated credit agreement	26,000
Trustees’ fees	26,000
Audit fee	20,000
Insurance expenses	16,000
Loan interest expense (Note 7)	14,496
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Miscellaneous	16,563

Total expenses	17,079,639
Less: shareholder servicing fee waiver	(483,583)

Net expenses	16,596,056

NET INVESTMENT INCOME	245,391

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	57,239,843
Foreign currency transactions	(82,737)

57,157,106

Net change in unrealized appreciation (depreciation) on:
Investments	167,168,766
Foreign currencies	1,042

167,169,808

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	224,326,914

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$224,572,305

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$245,391	$(2,243,670)
Net realized gain (loss) on investment and foreign currency transactions	57,157,106	(60,382,033)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	167,169,808	13,684,684

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	224,572,305	(48,941,019)

FUND SHARE TRANSACTIONS:
Fund share sold [54,433,935 and 103,911,618 shares, respectively]	740,795,384	1,302,534,053
Fund share repurchased [80,131,118 and 59,572,071 shares, respectively]	(1,100,430,190)	(707,971,590)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(359,634,806)	594,562,463

TOTAL INCREASE (DECREASE) IN NET ASSETS	(135,062,501)	545,621,444
NET ASSETS:
Beginning of year	1,483,192,611	937,571,167

End of year	$1,348,130,110	$1,483,192,611

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST JENNISON LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 93.6%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.0%
Boeing Co. (The)	286,696	$21,605,411
United Technologies Corp.	87,639	7,187,274

		28,792,685

Airlines — 3.2%
Delta Air Lines, Inc.*	2,202,971	26,149,266
United Continental Holdings, Inc.*(a)	865,135	20,226,856

		46,376,122

Auto Components — 2.3%
Lear Corp.	696,070	32,603,919

Capital Markets — 4.2%
Goldman Sachs Group, Inc. (The)	202,568	25,839,574
Morgan Stanley	1,787,884	34,184,342

		60,023,916

Chemicals — 1.3%
Mosaic Co. (The)	328,814	18,620,737

Commercial Banks — 4.1%
PNC Financial Services Group, Inc.	331,026	19,302,126
Wells Fargo & Co.	1,155,999	39,512,046

		58,814,172

Communications Equipment — 1.3%
JDS Uniphase Corp.*	1,427,603	19,329,745

Computers & Peripherals — 1.5%
Apple, Inc.	39,333	20,965,669

Consumer Finance — 2.5%
American Express Co.	292,635	16,820,660
SLM Corp.	1,154,315	19,773,416

		36,594,076

Diversified Financial Services — 3.9%
Citigroup, Inc.	605,109	23,938,112
JPMorgan Chase & Co.	737,753	32,438,999

		56,377,111

Diversified Telecommunication Services — 1.7%
Vivendi SA (France)	1,064,735	24,080,119

Electronic Equipment & Instruments — 2.5%
Flextronics International Ltd.*	5,674,605	35,239,297

Energy Equipment & Services — 2.0%
Ensco PLC (Class A Stock)	183,734	10,891,752
Halliburton Co.	519,662	18,027,075

		28,918,827

Food & Staples Retailing — 2.9%
CVS Caremark Corp.	613,694	29,672,105
Wal-Mart Stores, Inc.	174,969	11,938,135

		41,610,240

Food Products — 6.2%
Bunge Ltd.	381,430	27,726,147
Kraft Foods Group, Inc.	125,728	5,716,852
Mondelez International, Inc. (Class A Stock) .	517,345	13,176,777
Smithfield Foods, Inc.*	1,063,814	22,946,468
Tyson Foods, Inc. (Class A Stock)	1,042,975	20,233,715

		89,799,959

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 5.9%
CIGNA Corp.	443,420	$23,705,233
Express Scripts Holding Co.*	351,604	18,986,616
HCA Holdings, Inc.	760,891	22,956,081
UnitedHealth Group, Inc.	359,137	19,479,591

		85,127,521

Hotels, Restaurants & Leisure — 3.4%
Carnival Corp.	414,416	15,238,076
Hyatt Hotels Corp. (Class A Stock)*	409,288	15,786,238
International Game Technology(a)	1,304,901	18,490,447

		49,514,761

Independent Power Producers & Energy Traders — 1.9%
Calpine Corp.*(a)	1,490,565	27,023,943

Insurance — 3.4%
Arch Capital Group Ltd.*	156,531	6,890,495
Axis Capital Holdings Ltd.	194,883	6,750,747
MetLife, Inc.	658,752	21,699,291
Travelers Cos., Inc. (The)	198,589	14,262,662

		49,603,195

Internet Software & Services — 1.9%
Google, Inc. (Class A Stock)*	39,275	27,860,507

Media — 7.8%
Comcast Corp. (Class A Stock)	1,096,369	40,982,273
Liberty Global, Inc., Series C*	959,388	56,364,045
Viacom, Inc. (Class B Stock)	268,915	14,182,577

		111,528,895

Metals & Mining — 2.9%
Goldcorp, Inc.	598,723	21,973,134
Newmont Mining Corp.	433,363	20,125,378

		42,098,512

Oil, Gas & Consumable Fuels — 10.2%
Anadarko Petroleum Corp.	326,395	24,254,412
EOG Resources, Inc.	182,545	22,049,611
Marathon Oil Corp.	682,351	20,920,882
Newfield Exploration Co.*	327,937	8,782,153
Noble Energy, Inc.	283,469	28,840,136
Occidental Petroleum Corp.	287,007	21,987,606
Suncor Energy, Inc.	582,259	19,202,902

		146,037,702

Pharmaceuticals — 7.1%
Mylan, Inc.*	1,461,282	40,156,029
Pfizer, Inc.	963,747	24,170,775
Sanofi (France), ADR(a)	424,543	20,114,847
Teva Pharmaceutical Industries Ltd. (Israel), ADR	488,256	18,231,479

		102,673,130

Road & Rail — 1.6%
Union Pacific Corp.	179,944	22,622,560

Semiconductors & Semiconductor Equipment — 1.8%
Maxim Integrated Products, Inc.	528,129	15,526,993
NVIDIA Corp.	789,384	9,701,529

		25,228,522

Software — 2.9%
CA, Inc.	724,892	15,933,126

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Microsoft Corp.	968,652	$25,892,068

		41,825,194

Wireless Telecommunication Services — 1.2%
MetroPCS Communications, Inc.*	935,229	9,296,176
NII Holdings, Inc.*	1,097,495	7,825,139

		17,121,315

TOTAL LONG-TERM INVESTMENTS (cost $1,172,998,067)		1,346,412,351

SHORT-TERM INVESTMENT — 8.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $114,907,974; includes $24,839,417 of cash collateral received for securities on loan)(Note 4)(b)(w)	114,907,974	114,907,974

TOTAL INVESTMENTS — 101.6% (cost $1,287,906,041)		1,461,320,325
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.6)%		(23,521,111)

NET ASSETS — 100.0%		$1,437,799,214

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,944,765; cash collateral of $24,839,417 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,322,332,232	$24,080,119	$—
Affiliated Money Market Mutual Fund	114,907,974	—	—

Total	$1,437,240,206	$24,080,119	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Oil, Gas & Consumable Fuels	10.2%
Affiliated Money Market Mutual Fund (including 1.7% of collateral received for securities on loan)	8.0
Media	7.8
Pharmaceuticals	7.1
Food Products	6.2
Healthcare Providers & Services	5.9
Capital Markets	4.2
Commercial Banks	4.1
Diversified Financial Services	3.9
Hotels, Restaurants & Leisure	3.4
Insurance	3.4
Airlines	3.2
Food & Staples Retailing	2.9
Metals & Mining	2.9
Software	2.9
Consumer Finance	2.5
Electronic Equipment & Instruments	2.5
Auto Components	2.3
Aerospace & Defense	2.0
Energy Equipment & Services	2.0
Independent Power Producers & Energy Traders	1.9
Internet Software & Services	1.9
Semiconductors & Semiconductor Equipment	1.8
Diversified Telecommunication Services	1.7
Road & Rail	1.6
Computers & Peripherals	1.5
Chemicals	1.3
Communications Equipment	1.3
Wireless Telecommunication Services	1.2

101.6
Liabilities in excess of other assets	(1.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST JENNISON LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $24,944,765:
Unaffiliated investments (cost $1,172,998,067)	$1,346,412,351
Affiliated investments (cost $114,907,974)	114,907,974
Cash	131,574
Receivable for fund share sold	1,660,800
Dividends and interest receivable	495,995
Tax reclaim receivable	74,328
Prepaid expenses	6,078

Total Assets	1,463,689,100

LIABILITIES:
Payable to broker for collateral for securities on loan	24,839,417
Advisory fees payable	895,369
Shareholder servicing fees payable	87,299
Accrued expenses and other liabilities	67,323
Affiliated transfer agent fee payable	478

Total Liabilities	25,889,886

NET ASSETS	$1,437,799,214

Net assets were comprised of:
Paid-in capital	$1,295,678,099
Retained earnings	142,121,115

Net assets, December 31, 2012	$1,437,799,214

Net asset value and redemption price per share, $1,437,799,214 / 114,150,504 outstanding shares of beneficial interest	$12.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $208,642 foreign withholding tax)	$20,088,639
Affiliated dividend income	125,601
Affiliated income from securities lending, net	48,803

20,263,043

EXPENSES
Advisory fees	8,281,308
Shareholder servicing fees and expenses	1,104,174
Custodian and accounting fees	102,000
Audit fee	20,000
Trustees’ fees	19,000
Commitment fee on syndicated credit agreement	16,000
Legal fees and expenses	12,000
Loan interest expense (Note 7)	11,558
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Shareholders’ reports.	9,000
Miscellaneous	12,189

Total expenses	9,607,229
Less: shareholder servicing fee waiver	(256,670)

Net expenses	9,350,559

NET INVESTMENT INCOME	10,912,484

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(25,357,838)
Foreign currency transactions	28,642

(25,329,196)

Net change in unrealized appreciation (depreciation) on investments	151,369,578

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	126,040,382

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$136,952,866

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,912,484	$4,708,593
Net realized loss on investment and foreign currency transactions	(25,329,196)	(16,887,783)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	151,369,578	(80,122,947)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	136,952,866	(92,302,137)

DISTRIBUTIONS	(4,716,062)	(7,438,940)

FUND SHARE TRANSACTIONS:
Fund share sold [78,449,868 and 67,245,884 shares, respectively]	926,170,778	805,152,096
Fund share issued in reinvestment of distributions [421,077 and 615,297 shares, respectively]	4,716,062	7,438,940
Fund share repurchased [34,760,230 and 70,054,944 shares, respectively]	(408,864,824)	(793,301,560)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	522,022,016	19,289,476

TOTAL INCREASE (DECREASE) IN NET ASSETS	654,258,820	(80,451,601)
NET ASSETS:
Beginning of year	783,540,394	863,991,995

End of year	$1,437,799,214	$783,540,394

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 4.4%
Boeing Co. (The)	304,400	$22,939,584
Embraer SA (Brazil), ADR	351,700	10,026,967
Lockheed Martin Corp.	382,100	35,264,009
Northrop Grumman Corp.(a)	204,500	13,820,110

		82,050,670

Auto Components — 4.3%
Johnson Controls, Inc.	1,251,900	38,433,330
Lear Corp.	309,300	14,487,612
Magna International, Inc. (Canada)	539,900	27,005,798

		79,926,740

Beverages — 1.4%
PepsiCo, Inc.	378,700	25,914,441

Capital Markets — 0.5%
State Street Corp.	199,800	9,392,598

Commercial Banks — 4.0%
PNC Financial Services Group, Inc.	242,100	14,116,851
Regions Financial Corp.	2,644,000	18,825,280
Wells Fargo & Co.	1,221,183	41,740,035

		74,682,166

Computers & Peripherals — 3.9%
Hewlett-Packard Co.	5,067,700	72,214,725

Consumer Finance — 1.5%
Capital One Financial Corp.	485,900	28,148,187

Diversified Consumer Services — 1.8%
H&R Block, Inc.	1,800,600	33,437,142

Diversified Financial Services — 11.3%
Bank of America Corp.	5,464,554	63,388,826
Citigroup, Inc.	1,776,060	70,260,933
JPMorgan Chase & Co.	1,767,000	77,694,990

		211,344,749

Electric Utilities — 4.6%
Edison International	554,800	25,071,412
Exelon Corp.	1,648,700	49,032,338
PPL Corp.	452,600	12,957,938

		87,061,688

Electronic Equipment & Instruments — 4.0%
Corning, Inc.	3,817,900	48,181,898
TE Connectivity Ltd. (Switzerland)	703,925	26,129,696

		74,311,594

Food & Staples Retailing — 2.4%
CVS Caremark Corp.	514,600	24,880,910
Wal-Mart Stores, Inc.	302,600	20,646,398

		45,527,308

Food Products — 1.2%
General Mills, Inc.	226,800	9,164,988
Kraft Foods Group, Inc.	103,500	4,706,145
Mondelez International, Inc. (Class A Stock)	364,300	9,278,721

		23,149,854

Healthcare Equipment & Supplies — 1.0%
Zimmer Holdings, Inc.	277,800	18,518,148

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 2.0%
WellPoint, Inc.(a)	609,900	$37,155,108

Independent Power Producers — 1.7%
NRG Energy, Inc.	1,378,100	31,682,519

Insurance — 11.2%
Allstate Corp. (The)	1,195,800	48,035,286
American International Group, Inc.*	2,389,600	84,352,880
MetLife, Inc.	567,114	18,680,735
Unum Group	2,325,050	48,407,541
XL Group PLC (Ireland)	373,400	9,357,404

		208,833,846

Machinery — 3.1%
Cummins, Inc.	269,900	29,243,665
PACCAR, Inc.	624,700	28,242,687

		57,486,352

Media — 2.0%
Comcast Corp. (Special Class A Stock)	520,400	18,708,380
Interpublic Group of Cos., Inc. (The)(a)	1,713,100	18,878,362

		37,586,742

Multi-Line Retail — 2.0%
J.C. Penney Co., Inc.(a)	1,876,600	36,987,786

Multi-Utilities — 2.4%
Public Service Enterprise Group, Inc.	1,474,900	45,131,940

Oil, Gas & Consumable Fuels — 9.3%
Marathon Oil Corp.	825,100	25,297,566
Murphy Oil Corp.	559,200	33,300,360
Phillips 66	235,600	12,510,360
Royal Dutch Shell PLC (United Kingdom)
(Class B Stock), ADR	772,500	54,762,525
Total SA (France), ADR(a)	914,600	47,568,346

		173,439,157

Pharmaceuticals — 8.1%
AstraZeneca PLC (United Kingdom), ADR(a)	291,800	13,793,386
Eli Lilly & Co.	188,400	9,291,888
Johnson & Johnson(a)	786,300	55,119,630
Merck & Co., Inc.	335,500	13,735,370
Novartis AG (Switzerland), ADR(a)	319,900	20,249,670
Pfizer, Inc.	552,300	13,851,684
Sanofi (France), ADR	530,500	25,135,090

		151,176,718

Professional Services — 0.8%
Manpower, Inc.	368,400	15,634,896

Semiconductors & Semiconductor Equipment — 0.8%
Texas Instruments, Inc.(a)	480,100	14,854,294

Software — 4.0%
CA, Inc.	884,119	19,432,936
Microsoft Corp.	2,058,850	55,033,061

		74,465,997

Specialty Retail — 1.0%
Lowe’s Cos., Inc.	528,200	18,761,664

Wireless Telecommunication Services — 3.0%
Vodafone Group PLC (United Kingdom), ADR	2,218,800	55,891,572

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $1,750,272,565)		$1,824,768,601

SHORT-TERM INVESTMENT — 10.2%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $190,503,182; includes $118,425,426 of cash collateral for securities on loan)(b)(w)(Note 4)	190,503,182	190,503,182

TOTAL INVESTMENTS — 107.9% (cost $1,940,775,747)		2,015,271,783
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.9)%		(147,372,202)

NET ASSETS — 100.0%		$1,867,899,581

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $117,560,209; cash collateral of $118,425,426 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,824,768,601	$—	$—
Affiliated Money Market Mutual Fund	190,503,182	—	—

Total	$2,015,271,783	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Diversified Financial Services	11.3%
Insurance	11.2
Affiliated Money Market Mutual Fund (6.3% represents investments purchased with collateral from securities on loan)	10.2
Oil, Gas & Consumable Fuels	9.3
Pharmaceuticals	8.1
Electric Utilities	4.6
Aerospace & Defense	4.4
Auto Components	4.3
Commercial Banks	4.0
Software	4.0
Electronic Equipment & Instruments	4.0
Computers & Peripherals	3.9
Machinery	3.1
Wireless Telecommunication Services	3.0
Food & Staples Retailing	2.4
Multi-Utilities	2.4
Media	2.0
Healthcare Providers & Services	2.0
Multi-Line Retail	2.0
Diversified Consumer Services	1.8
Independent Power Producers	1.7
Consumer Finance	1.5
Beverages	1.4
Food Products	1.2
Specialty Retail	1.0
Healthcare Equipment & Supplies	1.0
Professional Services	0.8
Semiconductors & Semiconductor Equipment	0.8
Capital Markets	0.5

107.9
Liabilities in excess of other assets	(7.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $117,560,209:
Unaffiliated investments (cost $1,750,272,565)	$1,824,768,601
Affiliated investments (cost $190,503,182)	190,503,182
Dividends receivable	3,790,862
Receivable for fund share sold	2,264,835
Tax reclaim receivable	546,978
Prepaid expenses	9,796

Total Assets	2,021,884,254

LIABILITIES:
Payable to broker for collateral for securities on loan	118,425,426
Payable for investments purchased	34,802,615
Advisory fees payable	563,531
Accrued expenses and other liabilities	109,806
Payable for fund share repurchased	64,048
Shareholder servicing fees payable	17,763
Deferred trustees’ fees	1,006
Affiliated transfer agent fee payable	478

Total Liabilities	153,984,673

NET ASSETS	$1,867,899,581

Net assets were comprised of:
Paid-in capital.	$2,246,326,581
Retained earnings	(378,427,000)

Net assets, December 31, 2012	$1,867,899,581

Net asset value and redemption price per share, $1,867,899,581 / 131,561,441 outstanding shares of beneficial interest	$14.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $708,855 foreign withholding tax)	$48,203,591
Affiliated income from securities lending, net	250,942
Affiliated dividend income	122,619

48,577,152

EXPENSES
Advisory fees	13,719,402
Shareholder servicing fees and expenses	1,829,254
Custodian and accounting fees	201,000
Commitment fee on syndicated credit agreement	51,000
Trustees’ fees	35,000
Insurance expenses	26,000
Audit fee	25,000
Legal fees and expenses	15,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Loan interest expense (Note 7)	8,170
Miscellaneous	24,806

Total expenses	15,953,632

Less: advisory fee waivers and/or expense reimbursement	(1,366,743)
Less: shareholder servicing fee waiver	(546,700)

Net expenses	14,040,189

NET INVESTMENT INCOME	34,536,963

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	268,121,791
Foreign currency transactions	3,201

268,124,992

Net change in unrealized appreciation (depreciation) on: Investments	36,725,267
Foreign currencies	13,248

36,738,515

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	304,863,507

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$339,400,470

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$34,536,963	$52,574,330
Net realized gain on investment and foreign currency transactions	268,124,992	305,400,783
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	36,738,515	(534,574,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	339,400,470	(176,599,568)

DISTRIBUTIONS	(52,618,390)	(41,751,235)

FUND SHARE TRANSACTIONS:
Fund share sold [72,201,352 and 109,190,239 shares, respectively]	971,324,373	1,391,401,734
Fund share issued in reinvestment of distributions [4,146,445 and 3,211,633 shares, respectively]	52,618,390	41,751,235
Fund share repurchased [152,699,439 and 194,619,732 shares, respectively]	(2,063,204,636)	(2,458,537,597)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(1,039,261,873)	(1,025,384,628)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	278,693

TOTAL DECREASE IN NET ASSETS	(752,479,793)	(1,243,456,738)
NET ASSETS:
Beginning of year	2,620,379,374	3,863,836,112

End of year	$1,867,899,581	$2,620,379,374

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST MARSICO CAPITAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 92.8%
COMMON STOCKS — 92.4%	Shares	Value (Note 2)
Aerospace & Defense — 0.4%
Rolls-Royce Holdings PLC (United Kingdom)*	675,885	$9,694,529

Apparel — 1.9%
NIKE, Inc. (Class B Stock)	867,440	44,759,904

Banks — 4.9%
U.S. Bancorp	739,727	23,626,880
Wells Fargo & Co.	2,717,053	92,868,872

		116,495,752

Biotechnology — 6.0%
Biogen Idec, Inc.*	496,595	72,835,589
Gilead Sciences, Inc.*	955,899	70,210,782

		143,046,371

Chemicals — 5.3%
LyondellBasell Industries NV (Netherlands) (Class A Stock)	1,151,806	65,756,605
Monsanto Co.	653,448	61,848,853

		127,605,458

Commercial Services — 3.2%
United Rentals, Inc.*(a)	133,304	6,067,998
Visa, Inc. (Class A Stock)	472,876	71,678,544

		77,746,542

Computers — 3.5%
Accenture PLC (Ireland) (Class A Stock)	223,362	14,853,573
Apple, Inc.	127,250	67,828,067

		82,681,640

Cosmetics/Personal Care — 0.7%
Estee Lauder Cos., Inc. (The) (Class A Stock)	294,101	17,604,886

Distribution/Wholesale — 2.2%
W.W. Grainger, Inc.	264,856	53,598,909

Diversified Financial Services — 2.2%
Citigroup, Inc.	1,343,949	53,166,622

Diversified Manufacturing — 4.0%
Cummins, Inc.	288,614	31,271,327
Danaher Corp.	471,001	26,328,956
Pentair Ltd. (Switzerland)	782,030	38,436,775

		96,037,058

Entertainment & Leisure — 5.4%
Starwood Hotels & Resorts Worldwide, Inc.	1,271,316	72,922,686
Wynn Resorts Ltd.	497,383	55,950,614

		128,873,300

Healthcare Equipment & Supplies — 1.5%
Intuitive Surgical, Inc.*	71,594	35,107,550

Insurance — 0.5%
American International Group, Inc.*	363,578	12,834,303

Internet — 7.4%
Amazon.com, Inc.*	47,258	11,868,374
eBay, Inc.*	897,976	45,814,735
Equinix, Inc.*(a)	180,586	37,236,833
Google, Inc. (Class A Stock)*	33,618	23,847,601
LinkedIn Corp. (Class A Stock)*(a)	104,825	12,036,007

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet (continued)
priceline.com, Inc.*	73,806	$45,848,287

		176,651,837

Investment Company — 1.2%
Hutchison Port Holdings Trust (Singapore)	36,184,000	28,585,360

Media — 5.1%
CBS Corp. (Class B Stock)	1,902,240	72,380,232
Comcast Corp. (Class A Stock)	494,297	18,476,822
Liberty Global, Inc. (Class A Stock)*	479,684	30,215,295

		121,072,349

Metal Fabricate/Hardware — 2.6%
Precision Castparts Corp.	325,994	61,749,783

Oil & Gas — 5.9%
Kinder Morgan, Inc.	705,255	24,916,659
National Oilwell Varco, Inc.	719,682	49,190,265
Schlumberger Ltd. (Curacao)	967,293	67,023,732

		141,130,656

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	1,070,553	34,889,322
Express Scripts Holding Co.*	846,060	45,687,240
Perrigo Co.	116,489	12,118,351

		92,694,913

Railroads — 1.3%
Union Pacific Corp.	252,878	31,791,822

Real Estate Investment Trusts — 2.0%
American Tower Corp.	609,326	47,082,620

Restaurants — 2.1%
Chipotle Mexican Grill, Inc.*	85,903	25,552,706
McDonald’s Corp.	283,660	25,021,649

		50,574,355

Retail — 14.7%
AutoZone, Inc.*	125,245	44,390,585
Dick’s Sporting Goods, Inc.	211,805	9,635,009
Dollar General Corp.*(a)	414,110	18,258,110
Foot Locker, Inc.	21,890	703,107
GNC Holdings, Inc. (Class A Stock)	509,455	16,954,662
Home Depot, Inc. (The)	607,182	37,554,207
Limited Brands, Inc.	495,011	23,295,218
Lowe’s Cos., Inc.	1,303,201	46,289,700
Lululemon Athletica, Inc.*(a)	521,123	39,725,206
Starbucks Corp.	635,826	34,092,990
TJX Cos., Inc. (The)	1,411,274	59,908,581
Yum! Brands, Inc.	318,298	21,134,987

		351,942,362

Semiconductors — 3.0%
QUALCOMM, Inc.	1,175,343	72,894,773

Software — 1.5%
VMware, Inc. (Class A Stock)*(a)	375,017	35,304,100

TOTAL COMMON STOCKS (cost $2,013,764,648)		2,210,727,754

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST MARSICO CAPITAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

PREFERRED STOCK — 0.4%	Shares	Value (Note 2)
Banks
Wells Fargo & Co., 8.000% (cost $5,673,165)	297,374	$8,727,927

TOTAL LONG-TERM INVESTMENTS (cost $2,019,437,813)		2,219,455,681

SHORT-TERM INVESTMENT — 12.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $292,857,595; includes $129,150,620 of cash collateral for securities on loan)(b)(w)(Note 4)	292,857,595	292,857,595

TOTAL INVESTMENTS — 105.0% (cost $2,312,295,408)		2,512,313,276
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.0)%		(119,596,299)

NET ASSETS — 100.0%		$2,392,716,977

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $128,795,108; cash collateral of $129,150,620 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,201,033,225	$9,694,529	$—
Preferred Stock	8,727,927	—	—
Affiliated Money Market Mutual Fund	292,857,595	—	—

Total	$2,502,618,747	$9,694,529	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Retail	14.7%
Affiliated Money Market Mutual Fund (5.4% represents investments purchased with collateral from securities on loan)	12.2
Internet	7.4
Biotechnology	6.0
Oil & Gas	5.9
Entertainment & Leisure	5.4
Chemicals	5.3
Banks	5.3
Media	5.1
Diversified Manufacturing	4.0
Pharmaceuticals	3.9
Computers	3.5
Commercial Services	3.2
Semiconductors	3.0
Metal Fabricate/Hardware	2.6
Distribution/Wholesale	2.2
Diversified Financial Services	2.2
Restaurants	2.1
Real Estate Investment Trusts	2.0
Apparel	1.9
Software	1.5
Healthcare Equipment & Supplies	1.5
Railroads	1.3
Investment Company	1.2
Cosmetics/Personal Care	0.7
Insurance	0.5
Aerospace & Defense	0.4

105.0
Liabilities in excess of other assets	(5.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST MARSICO CAPITAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $128,795,108:
Unaffiliated investments (cost $2,019,437,813)	$2,219,455,681
Affiliated investments (cost $292,857,595)	292,857,595
Receivable for fund share sold	11,364,890
Receivable for investments sold	1,225,215
Dividends and interest receivable	869,265
Prepaid expenses	31,069

Total Assets	2,525,803,715

LIABILITIES:
Payable to broker for collateral for securities on loan	129,150,620
Payable for investments purchased	2,674,330
Advisory fees payable	910,228
Payable to custodian	227,043
Accrued expenses and other liabilities	101,218
Shareholder servicing fees payable	21,807
Deferred trustees’ fees	990
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	24

Total Liabilities	133,086,738

NET ASSETS	$2,392,716,977

Net assets were comprised of:
Paid-in capital	$1,816,587,956
Retained earnings	576,129,021

Net assets, December 31, 2012	$2,392,716,977

Net asset value and redemption price per share, $2,392,716,977 / 112,016,446 outstanding shares of beneficial interest	$21.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $560,230 foreign withholding tax)	$44,323,581
Affiliated income from securities lending, net	424,822
Affiliated dividend income	230,199
Interest income	5,587

44,984,189

EXPENSES
Advisory fees	23,660,686
Shareholder servicing fees and expenses	2,628,957
Custodian and accounting fees	253,000
Commitment fee on syndicated credit agreement	43,000
Trustees’ fees	37,000
Insurance expenses	30,000
Audit fee	23,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	4,965
Miscellaneous	15,262

Total expenses	26,725,870
Less: shareholder servicing fee waiver	(866,583)

Net expenses	25,859,287

NET INVESTMENT INCOME	19,124,902

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	374,721,850
Foreign currency transactions	(7,478)

374,714,372

Net change in unrealized appreciation (depreciation) on:
Investments	(104,225,390)
Foreign currencies	(13,532)

(104,238,922)

NET GAIN ON INVESTMENTS	270,475,450

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$289,600,352

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$19,124,902	$10,712,255
Net realized gain on investment and foreign currency transactions	374,714,372	245,270,328
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(104,238,922)	(337,882,886)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	289,600,352	(81,900,303)

DISTRIBUTIONS	(10,725,982)	(7,749,726)

FUND SHARE TRANSACTIONS:
Fund share sold [39,540,741 and 65,555,986 shares, respectively]	829,036,825	1,276,325,638
Fund share issued in reinvestment of distributions [522,964 and 402,165 shares, respectively]	10,725,982	7,749,726
Fund share repurchased [52,249,489 and 73,491,320 shares, respectively]	(1,099,927,213)	(1,367,794,195)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(260,164,406)	(83,718,831)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,709,964	(173,368,860)
NET ASSETS:
Beginning of year	2,374,007,013	2,547,375,873

End of year	$2,392,716,977	$2,374,007,013

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST MFS GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS — 96.6%	Shares	Value (Note 2)
Austria — 0.6%
Erste Group Bank AG*	63,733	$2,026,375

Bermuda — 0.4%
Credicorp Ltd.	8,660	1,269,210

Brazil — 0.3%
Banco Santander Brasil SA, ADS	123,965	901,226

Canada — 1.7%
Canadian National Railway Co.	68,019	6,190,409

Czech Republic — 0.5%
Komercni Banka A/S	8,985	1,899,402

Denmark — 0.8%
Carlsberg A/S (Class B Stock)	30,224	2,977,561

France — 8.6%
Air Liquide SA	17,170	2,169,231
Danone SA	98,514	6,489,363
Dassault Systemes SA	11,969	1,338,229
Legrand SA	107,559	4,564,406
LVMH Moet Hennessy Louis Vuitton SA	38,084	7,028,714
Pernod-Ricard SA	38,474	4,463,815
Schneider Electric SA	73,802	5,405,343

		31,459,101

Germany — 7.7%
Bayer AG	79,921	7,621,453
Beiersdorf AG	14,599	1,195,383
Brenntag AG	12,342	1,626,010
Deutsche Boerse AG	34,794	2,133,649
Linde AG	61,963	10,840,383
Merck KGaA	35,650	4,698,509

		28,115,387

India — 0.6%
ICICI Bank Ltd., ADR(a)	52,350	2,282,983

Ireland — 1.9%
Accenture PLC (Class A Stock)	105,391	7,008,501

Israel — 0.4%
Check Point Software Technologies Ltd.*(a)	28,710	1,367,744

Japan — 3.3%
Aeon Credit Service Co. Ltd.	61,100	1,236,328
Canon, Inc.	79,900	3,096,905
Hoya Corp.	143,900	2,835,396
INPEX Corp.	403	2,155,389
Lawson, Inc.	15,300	1,037,877
Shin-Etsu Chemical Co. Ltd.	27,000	1,647,812

		12,009,707

Netherlands — 5.4%
Akzo Nobel NV	85,147	5,636,484
Heineken NV	139,682	9,364,824
Schlumberger Ltd.	66,634	4,617,070

		19,618,378

South Korea — 1.0%
Samsung Electronics Co. Ltd.	2,526	3,629,356

Spain — 0.3%
Red Electrica Corp. SA	21,109	1,042,704

Sweden — 1.6%
Hennes & Mauritz AB (Class B Stock)	36,549	1,266,680

COMMON STOCKS (continued)	Shares	Value (Note 2)
Sweden (continued)
Svenska Cellulosa AB SCA (Class B Stock)	215,915	$4,694,556

		5,961,236

Switzerland — 8.6%
Adecco SA*	42,200	2,234,839
Compagnie Financiere Richemont SA
(Class A Stock)	56,758	4,455,251
Julius Baer Group Ltd.*	75,248	2,679,041
Kuehne & Nagel International AG	6,480	781,223
Nestle SA	155,637	10,154,298
Roche Holding AG	13,633	2,756,336
Sonova Holding AG*	19,465	2,157,930
Swiss Re AG*	37,115	2,690,794
UBS AG*	205,953	3,222,934

		31,132,646

United Kingdom — 11.2%
Burberry Group PLC	94,055	1,890,654
Compass Group PLC	371,818	4,413,784
Delphi Automotive PLC*(a)	79,580	3,043,935
Diageo PLC	312,636	9,106,076
Reckitt Benckiser Group PLC	143,693	9,121,618
Standard Chartered PLC	215,487	5,576,776
Tesco PLC	130,911	721,137
William Hill PLC	385,521	2,196,643
WPP PLC	332,742	4,861,113

		40,931,736

United States — 41.7%
3M Co.	65,678	6,098,202
Altera Corp.	62,830	2,163,865
American Express Co.	60,550	3,480,414
Amphenol Corp. (Class A Stock)	51,691	3,344,408
Autodesk, Inc.*	53,502	1,891,296
Bank of New York Mellon Corp. (The)	216,773	5,571,066
Cisco Systems, Inc.	143,723	2,824,157
Colgate-Palmolive Co.	49,263	5,149,954
DENTSPLY International, Inc.	69,674	2,759,787
Dr. Pepper Snapple Group, Inc.(a)	57,668	2,547,772
Goldman Sachs Group, Inc. (The)	27,625	3,523,845
Harley-Davidson, Inc.	13,994	683,467
Honeywell International, Inc.	120,440	7,644,327
International Flavors & Fragrances, Inc.	52,290	3,479,377
J.M. Smucker Co. (The)	16,813	1,449,953
Johnson & Johnson(a)	34,963	2,450,906
McDonald’s Corp.	36,590	3,227,604
Medtronic, Inc.	94,661	3,882,994
Microchip Technology, Inc.(a)	70,514	2,298,051
National Oilwell Varco, Inc.	52,373	3,579,695
NIKE, Inc. (Class B Stock)	29,712	1,533,139
Omnicom Group, Inc.	89,672	4,480,013
Oracle Corp.	218,377	7,276,322
Praxair, Inc.	39,339	4,305,654
Procter & Gamble Co. (The)	19,260	1,307,561
Rockwell Automation, Inc.	10,383	872,068
Sally Beauty Holdings, Inc.*	90,620	2,135,913
Sherwin-Williams Co. (The)	4,288	659,580
St. Jude Medical, Inc.	143,786	5,196,426
State Street Corp.	132,092	6,209,645
Target Corp.	56,953	3,369,909

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Thermo Fisher Scientific, Inc.	108,646	$6,929,442
United Parcel Service, Inc. (Class B Stock)	77,810	5,736,931
United Technologies Corp.	79,514	6,520,943
Urban Outfitters, Inc.*	19,055	750,005
Viacom, Inc. (Class B Stock)	29,500	1,555,830
Visa, Inc. (Class A Stock)	49,357	7,481,534
Walgreen Co.	105,509	3,904,888
Walt Disney Co. (The)	189,428	9,431,620
Waters Corp.*	44,841	3,906,548

		151,615,111

TOTAL COMMON STOCKS (cost $307,793,256)		351,438,773

PREFERRED STOCK — 0.6%
Brazil
Itau Unibanco Holding SA, ADR (PRFC) (cost $2,083,459)	140,630	2,314,770

TOTAL LONG-TERM INVESTMENTS (cost $309,876,715)		353,753,543

SHORT-TERM INVESTMENT — 6.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $22,473,617; includes $13,264,124 of cash collateralfor securities on loan)(b)(w)(Note 4)	22,473,617	22,473,617

TOTAL INVESTMENTS — 103.4% (cost $332,350,332)		$376,227,160
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.4)%		(12,235,782)

NET ASSETS — 100.0%		$363,991,378

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
ADS	American Depositary Security
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,087,151; cash collateral of $13,264,124 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Austria	$—	$2,026,375	$—
Bermuda	1,269,210	—	—
Brazil	901,226	—	—
Canada	6,190,409	—	—
Czech Republic	—	1,899,402	—
Denmark	—	2,977,561	—
France	6,489,363	24,969,738	—
Germany	—	28,115,387	—
India	2,282,983	—	—
Ireland	7,008,501	—	—
Israel	1,367,744	—	—
Japan	—	12,009,707	—
Netherlands	4,617,070	15,001,308	—
South Korea	—	3,629,356	—
Spain	—	1,042,704	—
Sweden	—	5,961,236	—
Switzerland	2,157,930	28,974,716	—
United Kingdom	3,043,935	37,887,801	—
United States	151,615,111	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Level 1	Level 2	Level 3
Preferred Stock — Brazil	$2,314,770	$—	$—
Affiliated Money Market Mutual Fund	22,473,617	—	—

Total	$211,731,869	$164,495,291	$—

Fair Value of Level 2 investments at 12/31/11 was $0. An amount of $95,354,842 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Chemicals	10.4%
Banks	7.9
Beverages	7.8
Food	6.4
Affiliated Money Market Mutual Fund (3.6% represents investments purchased with collateral from securities on loan)	6.2
Retail & Merchandising	5.1
Computer Services & Software	4.8
Medical Supplies & Equipment	4.5
Diversified Manufacturing	4.3
Electronic Components & Equipment	3.9
Entertainment & Leisure	3.4
Consumer Products & Services	3.2
Electronics	3.0
Oil & Gas	2.8
Financial Services	2.4
Semiconductors	2.2
Commercial Services	2.1
Pharmaceuticals	2.0
Diversified Financial Services	1.9
Aerospace & Defense	1.8
Transportation	1.8
Media	1.8
Railroads	1.7
Conglomerates	1.7
Cosmetics/Personal Care	1.4
Paper & Forest Products	1.3
Advertising	1.2
Hotels, Restaurants & Leisure	0.9
Office Equipment	0.9
Auto Parts & Equipment	0.8
Industrial Products	0.8
Telecommunications	0.8
Insurance	0.7
Business Services	0.6
Clothing & Apparel	0.5
Software	0.4

103.4
Liabilities in excess of other assets	(3.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST MFS GLOBAL EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $13,087,151:
Unaffiliated investments (cost $309,876,715)	$353,753,543
Affiliated investments (cost $22,473,617)	22,473,617
Foreign currency, at value (cost $24,317)	24,432
Tax reclaim receivable	637,365
Receivable for fund share sold	599,022
Dividends and interest receivable	249,359
Receivable for investments sold	64,645
Prepaid expenses	2,779

Total Assets	377,804,762

LIABILITIES:
Payable to broker for collateral for securities on loan	13,264,124
Payable for investments purchased	244,162
Advisory fees payable	154,473
Accrued expenses and other liabilities	89,447
Payable for fund share repurchased	31,825
Payable to custodian	23,841
Shareholder servicing fees payable	5,034
Affiliated transfer agent fee payable	478

Total Liabilities	13,813,384

NET ASSETS	$363,991,378

Net assets were comprised of:
Paid-in capital	$314,135,682
Retained earnings	49,855,696

Net assets, December 31, 2012	$363,991,378

Net asset value and redemption price per share, $363,991,378 / 30,672,249 outstanding shares of beneficial interest	$11.87

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $432,797 foreign withholding tax)	$6,723,843
Affiliated income from securities lending, net	27,391
Affiliated dividend income	14,994
Interest income	328

6,766,556

EXPENSES
Advisory fees	2,942,386
Shareholder servicing fees and expenses	294,238
Custodian and accounting fees	229,000
Audit fee	25,000
Trustees’ fees	12,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Shareholders’ reports	9,000
Commitment fee on syndicated credit agreement	6,000
Loan interest expense (Note 7)	3,734
Insurance expenses	3,000
Miscellaneous	17,835

Total expenses	3,563,193

NET INVESTMENT INCOME	3,203,363

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	7,506,078
Foreign currency transactions	(28,840)

7,477,238

Net change in unrealized appreciation (depreciation) on:
Investments	46,436,834
Foreign currencies	16,056

46,452,890

NET GAIN ON INVESTMENTS	53,930,128

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,133,491

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,203,363	$3,139,265
Net realized gain on investment and foreign currency transactions	7,477,238	5,144,711
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	46,452,890	(27,369,151)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,133,491	(19,085,175)

DISTRIBUTIONS	(3,147,012)	(1,170,668)

FUND SHARE TRANSACTIONS:
Fund share sold [15,548,209 and 16,680,914 shares, respectively]	167,955,110	167,951,975
Fund share issued in reinvestment of distributions [310,356 and 111,069 shares, respectively]	3,147,012	1,170,668
Fund share repurchased [7,137,954 and 17,126,856 shares, respectively]	(75,617,872)	(160,201,315)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	95,484,250	8,921,328

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	26,202

TOTAL INCREASE (DECREASE) IN NET ASSETS	149,470,729	(11,308,313)
NET ASSETS:
Beginning of year	214,520,649	225,828,962

End of year	$363,991,378	$214,520,649

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST MFS GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.7%
COMMON STOCKS	Shares	Value (Note 2)
Apparel — 0.7%
VF Corp.(a)	73,293	$11,065,044

Automotive Parts & Equipment — 0.9%
BorgWarner, Inc.*(a)	76,554	5,482,797
Johnson Controls, Inc.	333,760	10,246,432

		15,729,229

Beverages — 1.3%
Diageo PLC (United Kingdom)	561,558	16,356,369
Pernod-Ricard SA (France)	51,932	6,025,233

		22,381,602

Biotechnology — 4.1%
Alexion Pharmaceuticals, Inc.*	169,419	15,893,196
Biogen Idec, Inc.*	129,960	19,061,233
Celgene Corp.*	225,741	17,770,332
Gilead Sciences, Inc.*(a)	239,690	17,605,231

		70,329,992

Chemicals — 1.8%
Airgas, Inc.	177,910	16,241,404
Praxair, Inc.	132,323	14,482,752

		30,724,156

Commercial Services — 3.6%
FleetCor Technologies, Inc.*	173,610	9,314,177
MasterCard, Inc. (Class A Stock)	67,488	33,155,505
Verisk Analytics, Inc. (Class A Stock)*	359,670	18,343,170

		60,812,852

Computer Hardware — 5.7%
Apple, Inc.	183,106	97,600,991

Computer Services & Software — 4.3%
Cerner Corp.*(a)	119,678	9,291,800
Cognizant Technology Solutions Corp. (Class A Stock)*	363,652	26,928,431
EMC Corp.*	1,459,313	36,920,619

		73,140,850

Conglomerates — 0.9%
Honeywell International, Inc.	250,358	15,890,222

Construction — 0.4%
Fluor Corp.	118,975	6,988,591

Cosmetics/Personal Care — 1.0%
Estee Lauder Cos., Inc. (The) (Class A Stock)	276,191	16,532,793

Distribution/Wholesale — 0.3%
LKQ Corp.*	217,690	4,593,259

Diversified Financial Services — 1.8%
Affiliated Managers Group, Inc.*(a)	130,744	17,016,332
BlackRock, Inc.(a)	65,515	13,542,606

		30,558,938

Diversified Machinery — 1.0%
Cummins, Inc.	70,620	7,651,677
Roper Industries, Inc.	76,630	8,542,712

		16,194,389

Electronic Components & Equipment — 0.5%
AMETEK, Inc.	204,690	7,690,203

COMMON STOCKS (continued)	Shares	Value (Note 2)
Farming & Agriculture — 1.1%
Monsanto Co.	205,510	$19,451,522

Financial – Brokerage — 2.3%
Visa, Inc. (Class A Stock)	262,020	39,716,992

Food — 1.1%
Danone SA (France)	106,593	7,021,547
Mondelez International, Inc. (Class A Stock)	463,620	11,808,401

		18,829,948

Hand/Machine Tools — 0.9%
Stanley Black & Decker, Inc.	214,941	15,899,186

Healthcare Products — 1.9%
Cooper Cos., Inc. (The)	68,647	6,348,475
Covidien PLC (Ireland)	450,082	25,987,735

		32,336,210

Holding Companies–Diversified — 0.7%
LVMH Moet Hennessy Louis Vuitton SA (France)	62,680	11,568,108

Hotels & Motels — 1.1%
Las Vegas Sands Corp.	387,520	17,887,923

Insurance — 0.5%
ACE Ltd. (Switzerland)	115,611	9,225,758

Internet Services — 8.4%
Amazon.com, Inc.*	47,321	11,884,196
eBay, Inc.*	435,130	22,200,333
Google, Inc. (Class A Stock)*	93,945	66,641,765
LinkedIn Corp. (Class A Stock)*(a)	50,210	5,765,112
priceline.com, Inc.*	42,956	26,684,267
Rackspace Hosting, Inc.*(a)	76,647	5,692,573
TIBCO Software, Inc.*	185,390	4,080,434

		142,948,680

Leisure Time — 0.5%
Polaris Industries, Inc.	109,729	9,233,695

Lodging — 0.8%
Wynn Resorts Ltd.	114,901	12,925,213

Machinery & Equipment — 2.6%
Joy Global, Inc.	192,646	12,286,962
Thermo Fisher Scientific, Inc.	493,641	31,484,423

		43,771,385

Media — 7.0%
Comcast Corp. (Special Class A Stock)	729,551	26,227,358
Discovery Communications, Inc. (Class A Stock)*	291,236	18,487,661
News Corp. (Class A Stock)(a)	1,173,100	29,960,974
Time Warner Cable, Inc.	131,470	12,777,569
Viacom, Inc. (Class B Stock)	295,952	15,608,508
Walt Disney Co. (The)	326,030	16,233,034

		119,295,104

Metals & Mining — 2.3%
Precision Castparts Corp.	207,712	39,344,807

Miscellaneous Manufacturing — 3.1%
Danaher Corp.	869,746	48,618,801
Polypore International, Inc.*(a)	91,673	4,262,795

		52,881,596

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Networking/Telecom Equipment — 2.4%
QUALCOMM, Inc.	661,803	$41,045,022

Oil & Gas — 4.0%
Anadarko Petroleum Corp.	134,310	9,980,576
Cabot Oil & Gas Corp.	263,978	13,130,266
EOG Resources, Inc.	133,047	16,070,747
Noble Energy, Inc.	126,525	12,872,654
Pioneer Natural Resources Co.	99,404	10,595,472
Schlumberger Ltd. (Netherlands)	71,852	4,978,625

		67,628,340

Oil & Gas Services — 2.2%
Cameron International Corp.*	225,640	12,739,634
Dresser-Rand Group, Inc.*	220,624	12,385,831
FMC Technologies, Inc.*	191,370	8,196,377
Noble Corp.	122,462	4,264,127

		37,585,969

Pharmaceuticals — 5.6%
Abbott Laboratories*	305,030	9,577,942
AbbVie, Inc.*	305,030	10,419,825
Allergan, Inc.	159,648	14,644,511
Catamaran Corp.*	293,721	13,837,196
Express Scripts Holding Co.*	430,990	23,273,460
Mead Johnson Nutrition Co.	235,566	15,521,444
Perrigo Co.	72,270	7,518,248

		94,792,626

Pipelines — 0.6%
Kinder Morgan, Inc.	271,569	9,594,533

Real Estate Investment Trust — 2.6%
American Tower Corp.	583,917	45,119,267

Restaurants — 1.2%
Starbucks Corp.	390,470	20,937,001

Retail — 5.3%
AutoZone, Inc.*	21,619	7,662,422
Dollar General Corp.*	211,050	9,305,195
PetSmart, Inc.	172,570	11,793,434
Ross Stores, Inc.	305,811	16,559,666
Tiffany & Co.	201,785	11,570,352
Tractor Supply Co.	88,631	7,831,435
Urban Outfitters, Inc.*	321,055	12,636,725
Yum! Brands, Inc.	191,348	12,705,507

		90,064,736

Retail & Merchandising — 3.0%
Costco Wholesale Corp.	227,484	22,468,595
NIKE, Inc. (Class B Stock)	209,950	10,833,420
Target Corp.	298,211	17,645,145

		50,947,160

Semiconductors — 2.3%
Altera Corp.	457,235	15,747,173
Broadcom Corp. (Class A Stock)	303,134	10,067,080
Linear Technology Corp.	365,890	12,550,027

		38,364,280

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software — 4.1%
Check Point Software Technologies Ltd. (Israel)*(a)	413,380	$19,693,423
Citrix Systems, Inc.*	193,702	12,735,907
Oracle Corp.	525,810	17,519,989
Parametric Technology Corp.*	250,503	5,638,823
salesforce.com, Inc.*(a)	83,394	14,018,531

		69,606,673

Tobacco — 0.9%
Philip Morris International, Inc.	189,240	15,828,034

Transportation — 1.9%
Expeditors International of Washington, Inc.	231,450	9,153,847
Kansas City Southern	152,780	12,754,074
Union Pacific Corp.	87,918	11,053,051

		32,960,972

TOTAL LONG-TERM INVESTMENTS (cost $1,515,868,962)		1,680,023,851

SHORT-TERM INVESTMENT — 5.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $99,339,589; includes $76,505,199 of cash collateral received for securities on loan)(b)(w)(Note 4)	99,339,589	99,339,589

TOTAL INVESTMENTS — 104.5% (cost $1,615,208,551)		1,779,363,440
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.5)%		(76,254,475)

NET ASSETS — 100.0%		$1,703,108,965

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $76,069,638; cash collateral of $76,505,199 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST MFS GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,646,074,141	$33,949,710	$—
Affiliated Money Market Mutual Fund	99,339,589	—	—

Total	$1,745,413,730	$33,949,710	$—

Fair Value of Level 2 investments at 12/31/11 was $0. An amount of $18,773,119 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Internet Services	8.4%
Media	7.0
Affiliated Money Market Mutual Fund (4.5% represents investments purchased with collateral from securities on loan)	5.8
Computer Hardware	5.7
Pharmaceuticals	5.6
Retail	5.3
Computer Services & Software	4.3
Biotechnology	4.1
Software	4.1
Oil & Gas	4.0
Commercial Services	3.6
Miscellaneous Manufacturing	3.1
Retail & Merchandising	3.0
Real Estate Investment Trust	2.6
Machinery & Equipment	2.6
Networking/Telecom Equipment	2.4
Financial – Brokerage	2.3
Metals & Mining	2.3
Semiconductors	2.3
Oil & Gas Services	2.2
Transportation	1.9
Healthcare Products	1.9
Chemicals	1.8
Diversified Financial Services	1.8
Beverages	1.3
Restaurants	1.2
Farming & Agriculture	1.1
Food	1.1
Hotels & Motels	1.1
Cosmetics/Personal Care	1.0
Diversified Machinery	1.0
Hand/Machine Tools	0.9
Conglomerates	0.9
Tobacco	0.9
Automotive Parts & Equipment	0.9
Lodging	0.8
Holding Companies – Diversified	0.7
Apparel	0.7
Pipelines	0.6
Leisure Time	0.5
Insurance	0.5
Electronic Components & Equipment	0.5
Construction	0.4
Distribution/Wholesale	0.3

104.5
Liabilities in excess of other assets	(4.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST MFS GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $76,069,638:
Unaffiliated investments (cost $1,515,868,962)	$1,680,023,851
Affiliated investments (cost $99,339,589)	99,339,589
Receivable for investments sold	10,677,824
Receivable for fund share sold	2,218,285
Dividends receivable	669,866
Tax reclaim receivable	126,159
Prepaid expenses	10,896

Total Assets	1,793,066,470

LIABILITIES:
Payable to broker for collateral for securities on loan	76,505,199
Payable for investments purchased	12,844,652
Advisory fees payable	505,155
Accrued expenses and other liabilities	85,643
Shareholder servicing fees payable	16,289
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	89

Total Liabilities	89,957,505

NET ASSETS	$1,703,108,965

Net assets were comprised of:
Paid-in capital	$1,600,567,842
Retained earnings	102,541,123

Net assets, December 31, 2012	$1,703,108,965

Net asset value and redemption price per share, $1,703,108,965 / 152,532,597 outstanding shares of beneficial interest	$11.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $89,220 foreign withholding tax)	$17,001,473
Affiliated income from securities lending, net	310,737
Affiliated dividend income	88,027

17,400,237

EXPENSES
Advisory fees	12,118,234
Shareholder servicing fees and expenses	1,346,467
Custodian and accounting fees	159,000
Audit fee	23,000
Trustees’ fees	22,000
Insurance expenses	14,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	5,952
Miscellaneous	16,153

Total expenses	13,746,806
Less: advisory fee waivers and/or expense reimbursement	(2,103,817)
Less: shareholder servicing fee waiver	(353,587)

Net expenses	11,289,402

NET INVESTMENT INCOME	6,110,835

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	68,442,443
Foreign currency transactions	44,915

68,487,358

Net change in unrealized appreciation (depreciation) on:
Investments	127,688,799
Foreign currencies	2,611

127,691,410

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	196,178,768

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$202,289,603

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$6,110,835	$(591,972)
Net realized gain on investment and foreign currency transactions	68,487,358	117,139,176
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	127,691,410	(125,871,941)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	202,289,603	(9,324,737)

DISTRIBUTIONS	—	(4,278,271)

FUND SHARE TRANSACTIONS:
Fund share sold [84,157,666 and 54,484,699 shares, respectively]	899,397,261	525,995,120
Fund share issued in reinvestment of distributions [0 and 445,190 shares, respectively]	—	4,278,271
Fund share repurchased [47,702,524 and 125,533,364 shares, respectively]	(505,963,048)	(1,206,263,712)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	393,434,213	(675,990,321)

TOTAL INCREASE (DECREASE) IN NET ASSETS	595,723,816	(689,593,329)
NET ASSETS:
Beginning of year	1,107,385,149	1,796,978,478

End of year	$1,703,108,965	$1,107,385,149

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST MFS LARGE-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 97.8%	Shares	Value (Note 2)
Advertising — 1.1%
Omnicom Group, Inc.	149,901	$7,489,054

Aerospace & Defense — 6.1%
Lockheed Martin Corp.	213,500	19,703,915
Northrop Grumman Corp.	110,804	7,488,134
United Technologies Corp.	159,359	13,069,032

		40,261,081

Agriculture — 1.0%
Lorillard, Inc.	58,863	6,867,546

Auto Parts & Equipment — 1.7%
Delphi Automotive PLC (United Kingdom)*	106,643	4,079,095
Johnson Controls, Inc.	230,910	7,088,937

		11,168,032

Automobile Manufacturers — 0.2%
General Motors Co.*	50,792	1,464,333

Beverages — 3.0%
Coca-Cola Enterprises, Inc.	56,255	1,784,971
Diageo PLC (United Kingdom)	443,659	12,922,353
Dr. Pepper Snapple Group, Inc.	64,340	2,842,541
PepsiCo, Inc.	37,154	2,542,448

		20,092,313

Chemicals — 2.3%
Air Products & Chemicals, Inc.	71,757	6,029,023
PPG Industries, Inc.	68,577	9,281,897

		15,310,920

Commercial Banks — 1.9%
Wells Fargo & Co.	373,898	12,779,834

Commercial Services & Supplies — 1.7%
MasterCard, Inc. (Class A Stock)	5,898	2,897,569
Moody’s Corp.	82,812	4,167,100
Western Union Co. (The)	302,623	4,118,699

		11,183,368

Computer Services & Software — 2.2%
Accenture PLC (Ireland) (Class A Stock)	218,835	14,552,528

Computers & Peripherals — 1.9%
Hewlett-Packard Co.	68,905	981,896
International Business Machines Corp.	61,699	11,818,444

		12,800,340

Construction & Engineering — 0.2%
Fluor Corp.	17,991	1,056,791

Consumer Products & Services — 0.4%
Procter & Gamble Co. (The)	39,705	2,695,572

Diversified Financial Services — 11.5%
Bank of New York Mellon Corp. (The)	418,428	10,753,600
BlackRock, Inc.	44,608	9,220,920
Franklin Resources, Inc.	35,366	4,445,506
Goldman Sachs Group, Inc. (The)	135,775	17,319,459
JPMorgan Chase & Co.	536,959	23,610,087
PNC Financial Services Group, Inc.	79,727	4,648,881
State Street Corp.	138,620	6,516,526

		76,514,979

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electric Utilities — 0.8%
PG&E Corp.	64,235	$2,580,962
PPL Corp.	44,288	1,267,965
Public Service Enterprise Group, Inc.	35,830	1,096,398

		4,945,325

Electrical Equipment — 0.9%
Eaton Corp. PLC (Ireland)	109,528	5,936,418

Electronic Equipment & Instruments — 2.8%
Honeywell International, Inc.	186,302	11,824,588
Thermo Fisher Scientific, Inc.	102,097	6,511,747

		18,336,335

Entertainment & Leisure — 0.8%
Hasbro, Inc.	155,780	5,592,502

Food & Staples Retailing — 5.9%
CVS Caremark Corp.	199,002	9,621,747
Danone SA (France)	104,674	6,895,137
General Mills, Inc.	253,893	10,259,816
J.M. Smucker Co. (The)	21,561	1,859,421
Kellogg Co.	41,085	2,294,597
Nestle SA (Switzerland)	128,057	8,354,883

		39,285,601

Healthcare Products — 2.3%
Becton, Dickinson and Co.	38,376	3,000,620
Medtronic, Inc.	178,204	7,309,928
St. Jude Medical, Inc.	140,640	5,082,730

		15,393,278

Healthcare Services — 0.5%
Quest Diagnostics, Inc.	59,802	3,484,663

Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp.	29,960	2,642,772

Industrial Conglomerates — 1.1%
Tyco International Ltd. (Switzerland)	244,045	7,138,316

Insurance — 7.2%
ACE Ltd. (Switzerland)	98,116	7,829,657
AON PLC (United Kingdom)	127,867	7,109,405
Chubb Corp. (The)	90,975	6,852,237
MetLife, Inc.	415,999	13,703,007
Travelers Cos., Inc. (The)	175,199	12,582,792

		48,077,098

Machinery — 1.0%
Stanley Black & Decker, Inc.	91,965	6,802,651

Media — 4.5%
Comcast Corp. (Special Class A Stock)	188,246	6,767,444
McGraw-Hill Cos., Inc. (The)	61,159	3,343,563
Viacom, Inc. (Class B Stock)	145,197	7,657,690
Walt Disney Co. (The)	236,542	11,777,426

		29,546,123

Miscellaneous Manufacturing — 3.4%
3M Co.	123,223	11,441,256
Danaher Corp.	154,358	8,628,612
Pentair Ltd. (Switzerland)	54,924	2,699,515

		22,769,383

Oil, Gas & Consumable Fuels — 6.9%
Apache Corp.	41,188	3,233,258

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Chevron Corp.	132,437	$14,321,737
EOG Resources, Inc.	36,997	4,468,868
Exxon Mobil Corp.	142,248	12,311,564
Occidental Petroleum Corp.	133,636	10,237,854
Transocean Ltd. (Switzerland)	29,136	1,300,922

		45,874,203

Pharmaceuticals — 9.4%
Abbott Laboratories*	130,001	4,082,031
AbbVie, Inc.*	130,001	4,440,834
Johnson & Johnson	298,566	20,929,477
Merck & Co., Inc.	151,936	6,220,260
Pfizer, Inc.	917,005	22,998,485
Roche Holding AG (Switzerland)	19,661	3,975,084

		62,646,171

Retail & Merchandising — 2.5%
Advance Auto Parts, Inc.	52,540	3,801,269
Kohl’s Corp.	41,872	1,799,659
Staples, Inc.	174,178	1,985,629
Target Corp.	152,590	9,028,750

		16,615,307

Semiconductors & Semiconductor Equipment — 0.6%
Intel Corp.	185,977	3,836,706

Software — 2.4%
Dun & Bradstreet Corp. (The)	33,821	2,660,022
Fiserv, Inc.*	44,138	3,488,226
Oracle Corp.	293,951	9,794,447

		15,942,695

Telecommunications — 2.1%
AT&T, Inc.	420,133	14,162,683

Tobacco — 3.5%
Altria Group, Inc.	92,086	2,893,342
Philip Morris International, Inc.	246,752	20,638,337

		23,531,679

Transportation — 2.0%
Canadian National Railway Co. (Canada)	35,735	3,252,242
United Parcel Service, Inc. (Class B Stock)	132,905	9,799,086

		13,051,328

Wireless Telecommunication Services — 1.6%
Vodafone Group PLC (United Kingdom)	4,140,355	10,422,423

TOTAL COMMON STOCKS (cost $640,169,011)		650,270,351

PREFERRED STOCKS — 0.2%	Shares	Value (Note 2)
Aerospace & Defense — 0.1%
United Technologies Corp., CVT, 7.500%	9,530	$530,916

Electric Utilities — 0.1%
PPL Corp., CVT, 9.500%	11,406	596,648

TOTAL PREFERRED STOCKS (cost $1,160,338)		1,127,564

TOTAL LONG-TERM INVESTMENTS (cost $641,329,349)		651,397,915

SHORT-TERM INVESTMENT — 1.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $11,828,018)(w)(Note 4)	11,828,018	11,828,018

TOTAL INVESTMENTS — 99.8% (cost $653,157,367)		663,225,933
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		1,261,344

NET ASSETS — 100.0%		$664,487,277

The following abbreviation is used in the Portfolio descriptions:

CVT	Convertible Security

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$614,595,608	$35,674,743	$—
Preferred Stocks	1,127,564	—	—
Affiliated Money Market Mutual Fund	11,828,018	—	—

Total	$627,551,190	$35,674,743	$—

The industry classification of investments other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Diversified Financial Services	11.5%
Pharmaceuticals	9.4
Insurance	7.2
Oil, Gas & Consumable Fuels	6.9
Aerospace & Defense	6.2
Food & Staples Retailing	5.9
Media	4.5
Tobacco	3.5
Miscellaneous Manufacturing	3.4
Beverages	3.0
Electronic Equipment & Instruments	2.8
Retail & Merchandising	2.5
Software	2.4
Healthcare Products	2.3
Chemicals	2.3
Computer Services & Software	2.2
Telecommunications	2.1
Transportation	2.0
Computers & Peripherals	1.9
Commercial Banks	1.9
Affiliated Money Market Mutual Fund	1.8
Commercial Services & Supplies	1.7
Auto Parts & Equipment	1.7
Wireless Telecommunication Services	1.6
Advertising	1.1
Industrial Conglomerates	1.1
Agriculture	1.0
Machinery	1.0
Electrical Equipment	0.9
Electric Utilities	0.9
Entertainment & Leisure	0.8
Semiconductors & Semiconductor Equipment	0.6
Healthcare Services	0.5
Consumer Products & Services	0.4
Hotels, Restaurants & Leisure	0.4
Automobile Manufacturers	0.2
Construction & Engineering	0.2

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST MFS LARGE-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $641,329,349)	$651,397,915
Affiliated investments (cost $11,828,018)	11,828,018
Foreign currency, at value (cost $157)	158
Dividends receivable	840,347
Receivable for fund share sold	781,476
Prepaid expenses	3,243

Total Assets	664,851,157

LIABILITIES:
Advisory fees payable	217,563
Accrued expenses and other liabilities	75,433
Payable for investments purchased	62,416
Shareholder servicing fees payable	7,818
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	119
Payable to custodian	53

Total Liabilities	363,880

NET ASSETS	$664,487,277

Net assets were comprised of:
Paid-in capital	$649,083,433
Retained earnings	15,403,844

Net assets, December 31, 2012	$664,487,277

Net asset value and redemption price per share, $664,487,277 / 64,754,782 outstanding shares of beneficial interest	$10.26

STATEMENT OF OPERATIONS

For the Period August 20, 2012* through December 31, 2012

INCOME
Unaffiliated dividend income (net of $4,370 foreign withholding tax)	$6,825,822
Affiliated dividend income	20,108

6,845,930

EXPENSES
Advisory fees	1,892,085
Shareholder servicing fees and expenses	222,598
Custodian and accounting fees	49,000
Audit fee	25,000
Shareholders’ reports	13,000
Legal fees and expenses	6,000
Trustees’ fees	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,200) (Note 4)	4,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	1,000
Loan interest expense (Note 7)	628
Miscellaneous	5,362

Total expenses	2,224,673
Less: shareholder servicing fee waiver	(26,506)

Net expenses	2,198,167

NET INVESTMENT INCOME	4,647,763

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	653,209
Foreign currency transactions	30,198

683,407

Net change in unrealized appreciation (depreciation) on:
Investments	10,068,566
Foreign currencies	4,108

10,072,674

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	10,756,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,403,844

STATEMENT OF CHANGES IN NET ASSETS

August 20, 2012* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,647,763
Net realized gain on investment and foreign currency transactions	683,407
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	10,072,674

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,403,844

FUND SHARE TRANSACTIONS:
Fund share sold [67,906,547 shares]	680,553,284
Fund share repurchased [3,151,765 shares]	(31,469,851)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	649,083,433

TOTAL INCREASE IN NET ASSETS	664,487,277
NET ASSETS:
Beginning of period	—

End of period	$664,487,277

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.0%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.5%
Northrop Grumman Corp.(a)	45,600	$3,081,648
TransDigm Group, Inc.	102,957	14,039,216

		17,120,864

Automotive Parts — 1.2%
BorgWarner, Inc.*(a)	110,700	7,928,334

Banks — 4.0%
City National Corp.(a)	64,136	3,176,015
KeyCorp.	664,200	5,592,564
M&T Bank Corp.(a)	68,500	6,745,195
Northern Trust Corp.	77,800	3,902,448
TCF Financial Corp.(a)	598,060	7,266,429

		26,682,651

Biotechnology — 1.1%
Life Technologies Corp.*	143,300	7,033,164

Building Materials — 0.6%
Masco Corp.	253,700	4,226,642

Chemicals — 2.9%
Eastman Chemical Co.	130,400	8,873,720
Valspar Corp. (The)	166,000	10,358,400

		19,232,120

Clothing & Apparel — 1.6%
VF Corp.	70,100	10,582,997

Commercial Services — 1.5%
Convergys Corp.	437,800	7,184,298
PHH Corp.*(a)	131,700	2,996,175

		10,180,473

Computer Services & Software — 6.7%
Activision Blizzard, Inc.	423,759	4,500,321
Akamai Technologies, Inc.*	122,200	4,999,202
Autodesk, Inc.*	95,800	3,386,530
Computer Sciences Corp.	356,083	14,261,124
Global Payments, Inc.	91,100	4,126,830
Intuit, Inc.	141,900	8,443,050
Synopsys, Inc.*	178,600	5,686,624

		45,403,681

Construction — 4.1%
D.R. Horton, Inc.	378,600	7,488,708
Pulte Group, Inc.*(a)	250,856	4,555,545
URS Corp.(a)	391,600	15,374,216

		27,418,469

Consumer Products & Services — 0.5%
Scotts Miracle-Gro Co. (The) (Class A Stock)	83,000	3,656,150

Containers & Packaging — 3.6%
Bemis Co., Inc.	293,400	9,817,164
Sealed Air Corp.	259,600	4,545,596
Sonoco Products Co.	337,070	10,021,091

		24,383,851

Diversified — 1.0%
Dover Corp.(a)	107,000	7,030,970

Electric Utilities — 1.1%
Great Plains Energy, Inc.	349,100	7,090,221

COMMON STOCKS (continued)	Shares	Value (Note 2)
Electronic Components — 0.6%
Flextronics International Ltd. (Singapore)*	669,100	$4,155,111

Energy Delivery — 0.6%
Integrys Energy Group, Inc.	75,900	3,963,498

Entertainment & Leisure — 3.7%
Brunswick Corp.(a)	520,962	15,154,785
Mattel, Inc.	261,300	9,568,806

		24,723,591

Financial Services — 3.5%
Eaton Vance Corp.(a)	147,000	4,681,950
IntercontinentalExchange, Inc.*	55,000	6,809,550
Jefferies Group, Inc.	336,846	6,255,230
Raymond James Financial, Inc.	144,475	5,566,622

		23,313,352

Financial–Bank & Trust — 0.4%
Astoria Financial Corp.	309,950	2,901,132

Food & Staples Retailing — 1.0%
Harris Teeter Supermarkets, Inc.	179,196	6,909,798

Food Products — 0.5%
Hillshire Brands Co.	124,190	3,494,707

Gas Utilities — 1.0%
Energen Corp.	77,000	3,471,930
UGI Corp.	103,100	3,372,401

		6,844,331

Healthcare Equipment & Supplies — 1.3%
Express Scripts Holding Co.*	167,200	9,028,800

Healthcare Providers & Services — 2.5%
Covance, Inc.*(a)	86,700	5,008,659
HCA Holdings, Inc.	213,000	6,426,210
MEDNAX, Inc.*(a)	65,700	5,224,464

		16,659,333

Hotels, Restaurants & Leisure — 2.1%
International Game Technology	209,500	2,968,615
Wyndham Worldwide Corp.	205,700	10,945,297

		13,913,912

Industrial Conglomerates — 1.6%
Carlisle Cos., Inc.	188,331	11,066,329

Insurance — 8.4%
Allstate Corp. (The)	349,700	14,047,449
Endurance Specialty Holdings Ltd. (Bermuda)	177,700	7,052,913
HCC Insurance Holdings, Inc.	181,200	6,742,452
Lincoln National Corp.	564,787	14,627,983
Progressive Corp. (The)(a)	254,500	5,369,950
Protective Life Corp.	165,700	4,735,706
Reinsurance Group of America, Inc.	81,200	4,345,824

		56,922,277

Machinery & Equipment — 3.6%
Cummins, Inc.	106,800	11,571,780
Joy Global, Inc.	102,800	6,556,584
Snap-on, Inc.	78,700	6,216,513

		24,344,877

Manufacturing — 0.5%
Harsco Corp.	142,200	3,341,700

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Medical Supplies & Equipment — 0.6%
C.R. Bard, Inc.	43,100	$4,212,594

Metals & Mining — 1.3%
Allegheny Technologies, Inc.	112,700	3,421,572
Timken Co.	108,300	5,179,989

		8,601,561

Office Equipment — 1.2%
Steelcase, Inc. (Class A Stock)	627,600	7,995,624

Oil, Gas & Consumable Fuels — 7.8%
Helix Energy Solutions Group, Inc.*	226,500	4,674,960
Murphy Oil Corp.	245,600	14,625,480
Nabors Industries Ltd. (Bermuda)*	303,900	4,391,355
Newfield Exploration Co.*	156,800	4,199,104
ONEOK, Inc.	162,400	6,942,600
QEP Resources, Inc.	225,000	6,810,750
SEACOR Holdings, Inc.(a)	84,800	7,106,240
Whiting Petroleum Corp.*	96,000	4,163,520

		52,914,009

Real Estate — 0.8%
CBRE Group, Inc. (Class A Stock)*	253,923	5,053,068

Real Estate Investment Trusts — 8.0%
American Tower Corp.	171,300	13,236,351
Boston Properties, Inc.	53,600	5,671,416
Capstead Mortgage Corp.	281,200	3,225,364
CBL & Associates Properties, Inc.(a)	155,000	3,287,550
Duke Realty Corp.	980,438	13,598,675
EPR Properties(a)	64,100	2,955,651
Health Care REIT, Inc.	148,897	9,125,897
MFA Financial, Inc.	353,100	2,863,641

		53,964,545

Restaurants — 2.1%
Darden Restaurants, Inc.	316,426	14,261,320

Retail & Merchandising — 1.2%
TJX Cos., Inc. (The)	195,200	8,286,240

Semiconductors — 1.7%
International Rectifier Corp.*	255,000	4,521,150
Xilinx, Inc.	199,100	7,147,690

		11,668,840

Telecommunications — 1.0%
Comtech Telecommunications Corp.	270,594	6,867,676

Thrifts & Mortgage Finance — 0.5%
First Niagara Financial Group, Inc.(a)	395,600	3,137,108

Transportation — 3.1%
CSX Corp.	304,000	5,997,920
GATX Corp.	105,100	4,550,830
Werner Enterprises, Inc.	477,700	10,351,759

		20,900,509

COMMON STOCKS (continued)	Shares	Value (Note 2)
Utilities — 3.0%
PG&E Corp.	263,000	$10,567,340
Pinnacle West Capital Corp.	194,100	9,895,218

		20,462,558

TOTAL LONG-TERM INVESTMENTS (cost $586,352,134)		647,878,987

SHORT-TERM INVESTMENT — 13.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $92,321,408; includes $64,747,913 of cash collateral for securities on loan)(b)(w)(Note 4)	92,321,408	92,321,408

TOTAL INVESTMENTS — 109.7% (cost $678,673,542)		740,200,395
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.7)%		(65,418,297)

NET ASSETS — 100.0%		$674,782,098

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $64,114,648; cash collateral of $64,747,913 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$647,878,987	$—	$—
Affiliated Money Market Mutual Fund	92,321,408	—	—

Total	$740,200,395	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (9.6% represents investments purchased with collateral from securities on loan)	13.7%
Insurance	8.4
Real Estate Investment Trusts	8.0
Oil, Gas & Consumable Fuels	7.8
Computer Services & Software	6.7
Construction	4.1
Banks	4.0
Entertainment & Leisure	3.7
Containers & Packaging	3.6
Machinery & Equipment	3.6
Financial Services	3.5
Transportation	3.1
Utilities	3.0
Chemicals	2.9
Aerospace & Defense	2.5
Healthcare Providers & Services	2.5
Restaurants	2.1
Hotels, Restaurants & Leisure	2.1
Semiconductors	1.7

Industrial Conglomerates	1.6%
Clothing & Apparel	1.6
Commercial Services	1.5
Healthcare Equipment & Supplies	1.3
Metals & Mining	1.3
Retail & Merchandising	1.2
Office Equipment	1.2
Automotive Parts	1.2
Electric Utilities	1.1
Biotechnology	1.1
Diversified	1.0
Food & Staples Retailing	1.0
Telecommunications	1.0
Gas Utilities	1.0
Real Estate	0.8
Building Materials	0.6
Medical Supplies & Equipment	0.6
Electronic Components	0.6
Energy Delivery	0.6
Consumer Products & Services	0.5
Food Products	0.5
Manufacturing	0.5
Thrifts & Mortgage Finance	0.5
Financial – Bank & Trust	0.4

109.7
Liabilities in excess of other assets	(9.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $64,114,648:
Unaffiliated investments (cost $586,352,134)	$647,878,987
Affiliated investments (cost $92,321,408)	92,321,408
Receivable for investments sold	5,300,982
Dividends receivable	681,190
Receivable for fund share sold	349,370
Tax reclaim receivable	1,234
Prepaid expenses	3,653

Total Assets	746,536,824

LIABILITIES:
Payable to broker for collateral for securities on loan	64,747,913
Payable for investments purchased	6,668,162
Advisory fees payable	269,446
Accrued expenses and other liabilities	60,649
Shareholder servicing fees payable	7,879
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	199

Total Liabilities	71,754,726

NET ASSETS	$674,782,098

Net assets were comprised of:
Paid-in capital	$583,256,767
Retained earnings	91,525,331

Net assets, December 31, 2012	$674,782,098

Net asset value and redemption price per share, $674,782,098 / 50,301,535 outstanding shares of beneficial interest	$13.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income	$16,042,078
Affiliated income from securities lending, net	635,397
Affiliated dividend income	58,418

16,735,893

EXPENSES
Advisory fees	5,392,804
Shareholder servicing fees and expenses	567,662
Custodian and accounting fees	85,000
Audit fee	23,000
Trustees’ fees	14,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	7,000
Insurance expenses	6,000
Loan interest expense (Note 7)	1,451
Miscellaneous	11,148

Total expenses	6,135,065
Less: shareholder servicing fee waiver	(60,299)

Net expenses	6,074,766

NET INVESTMENT INCOME	10,661,127

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	19,462,230
Foreign currency transactions	17,862

19,480,092

Net change in unrealized appreciation (depreciation) on:
Investments	48,014,396
Foreign currencies	25

48,014,421

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	67,494,513

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$78,155,640

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$10,661,127	$2,805,006
Net realized gain on investment and foreign currency transactions	19,480,092	38,745,881
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	48,014,421	(73,334,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	78,155,640	(31,783,590)

DISTRIBUTIONS	(5,303,737)	(2,735,611)

FUND SHARE TRANSACTIONS:
Fund share sold [31,389,543 and 19,220,371 shares, respectively]	397,981,019	223,535,521
Fund share issued in reinvestment of distributions [443,456 and 227,210 shares, respectively]	5,303,737	2,735,611
Fund share repurchased [13,050,433 and 23,761,815 shares, respectively]	(162,198,581)	(258,448,157)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	241,086,175	(32,177,025)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	2,523

TOTAL INCREASE (DECREASE) IN NET ASSETS	313,938,078	(66,693,703)
NET ASSETS:
Beginning of year	360,844,020	427,537,723

End of year	$674,782,098	$360,844,020

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 97.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace — 2.2%
BE Aerospace, Inc.*	148,500	$7,335,900
HEICO Corp.(a)	175,750	7,866,570

		15,202,470

Beverages — 0.8%
Beam, Inc.	91,500	5,589,735

Biotechnology — 4.0%
Alexion Pharmaceuticals, Inc.*	123,500	11,585,535
Ariad Pharmaceuticals, Inc.*	115,000	2,205,700
Cubist Pharmaceuticals, Inc.*(a)	117,200	4,929,432
Illumina, Inc.*(a)	154,000	8,560,860

		27,281,527

Chemicals — 2.7%
Airgas, Inc.	125,500	11,456,895
Ashland, Inc.	89,000	7,156,490

		18,613,385

Clothing & Apparel — 0.6%
Under Armour, Inc. (Class A Stock)*(a)	89,000	4,319,170

Commercial Services — 4.3%
Advisory Board Co. (The)*	114,500	5,357,455
Alliance Data Systems Corp.*(a)	55,500	8,034,180
Towers Watson & Co. (Class A Stock)	35,000	1,967,350
United Rentals, Inc.*(a)	87,000	3,960,240
Verisk Analytics, Inc. (Class A Stock)*	188,000	9,588,000

		28,907,225

Computer Hardware — 1.1%
Cognizant Technology Solutions Corp. (Class A Stock)*	101,000	7,479,050

Computer Services & Software — 4.5%
Cerner Corp.*(a)	136,000	10,559,040
Informatica Corp.*	153,000	4,638,960
MICROS Systems, Inc.*	137,000	5,814,280
Salesforce.com, Inc.*	36,000	6,051,600
Teradata Corp.*	61,500	3,806,235

		30,870,115

Consumer Products & Services — 1.0%
Church & Dwight Co., Inc.	132,500	7,098,025

Containers & Packaging — 0.5%
Packaging Corp. of America	87,000	3,346,890

Diversified Financial Services — 1.8%
Ocwen Financial Corp.*	175,000	6,053,250
Raymond James Financial, Inc.	153,500	5,914,355

		11,967,605

Electronic Components — 2.2%
AMETEK, Inc.	294,725	11,072,818
Generac Holdings, Inc.(a)	103,500	3,551,085

		14,623,903

Electronics — 2.6%
Sensata Technologies Holding NV (Netherlands)*	128,500	4,173,680
Trimble Navigation Ltd.*(a)	221,000	13,211,380

		17,385,060

COMMON STOCKS (continued)	Shares	Value (Note 2)
Environmental Control — 2.4%
Clean Harbors, Inc.*(a)	71,000	$3,905,710
Stericycle, Inc.*	130,000	12,125,100

		16,030,810

Financial Services — 1.5%
Affiliated Managers Group, Inc.*(a)	81,000	10,542,150

Financial–Bank & Trust — 1.2%
IntercontinentalExchange, Inc.*	64,561	7,993,298

Foods — 1.0%
Whole Foods Market, Inc.	71,500	6,530,095

Healthcare Products — 1.8%
Cepheid, Inc.*(a)	124,500	4,209,345
Cooper Cos., Inc. (The)	52,500	4,855,200
Edwards Lifesciences Corp.*	38,000	3,426,460

		12,491,005

Healthcare Services — 1.1%
DaVita HealthCare Partners, Inc.*	66,000	7,294,980

Hotels, Restaurants & Leisure — 1.4%
Buffalo Wild Wings, Inc.*(a)	59,500	4,332,790
Starwood Hotels & Resorts Worldwide, Inc.	88,000	5,047,680

		9,380,470

Household Products/Wares — 1.0%
Fortune Brands Home & Security, Inc.*(a)	232,500	6,793,650

Industrial Products — 4.4%
Fastenal Co.	202,500	9,454,725
Precision Castparts Corp.	42,500	8,050,350
Roper Industries, Inc.	111,500	12,430,020

		29,935,095

Internet Services — 5.3%
Expedia, Inc.	76,000	4,670,200
F5 Networks, Inc.*	57,500	5,586,125
Liquidity Services, Inc.*(a)	165,000	6,741,900
Rackspace Hosting, Inc.*(a)	166,500	12,365,955
Splunk, Inc.(a)	110,000	3,192,200
TIBCO Software, Inc.*	166,000	3,653,660

		36,210,040

Machinery — 0.6%
Cummins, Inc.	35,000	3,792,250

Manufacturing — 2.4%
Carpenter Technology Corp.	40,000	2,065,200
Donaldson Co., Inc.	210,000	6,896,400
Pall Corp.	120,000	7,231,200

		16,192,800

Media — 1.9%
AMC Networks, Inc. (Class A Stock)*	147,500	7,301,250
Discovery Communications, Inc. (Class A Stock)*	85,500	5,427,540

		12,728,790

Medical Supplies & Equipment — 1.5%
Intuitive Surgical, Inc.*	13,200	6,472,884
Volcano Corp.*(a)	145,000	3,423,450

		9,896,334

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 6.2%
Cabot Oil & Gas Corp.	182,500	$9,077,550
Cameron International Corp.*	93,500	5,279,010
Concho Resources, Inc.*	43,000	3,464,080
Core Laboratories NV (Netherlands)	32,200	3,519,782
Denbury Resources, Inc.*	342,500	5,548,500
Oasis Petroleum, Inc.*	75,000	2,385,000
Oceaneering International, Inc.	79,000	4,249,410
Oil States International, Inc.*	116,500	8,334,410

		41,857,742

Pharmaceuticals — 4.0%
BioMarin Pharmaceutical, Inc.*	50,000	2,462,500
Catamaran Corp. (Canada)*	247,500	11,659,725
Medivation, Inc.*	65,000	3,325,400
Onyx Pharmaceuticals, Inc.*	38,000	2,870,140
Perrigo Co.	67,000	6,970,010

		27,287,775

Real Estate Management & Development — 1.1%
Jones Lang LaSalle, Inc.	90,000	7,554,600

Retail & Merchandising — 11.7%
Cabela’s, Inc.*(a)	109,000	4,550,750
Dick’s Sporting Goods, Inc.	165,500	7,528,595
Dollar Tree, Inc.*	167,000	6,773,520
Lululemon Athletica, Inc.*(a)	55,000	4,192,650
O’Reilly Automotive, Inc.*	81,000	7,243,020
PetSmart, Inc.	74,000	5,057,160
PriceSmart, Inc.(a)	89,000	6,857,450
PVH Corp.	83,500	9,269,335
Ross Stores, Inc.	116,500	6,308,475
Tractor Supply Co.	84,000	7,422,240
Urban Outfitters, Inc.*	205,000	8,068,800
Williams-Sonoma, Inc.	139,000	6,084,030

		79,356,025

Semiconductors — 3.1%
Altera Corp.	168,500	5,803,140
Avago Technologies Ltd. (Singapore)	269,000	8,516,540
Cavium, Inc.*(a)	214,000	6,678,940

		20,998,620

Software — 4.9%
ANSYS, Inc.*	127,000	8,552,180
Aspen Technology, Inc.*	178,000	4,919,920
Citrix Systems, Inc.*	84,500	5,555,875
Concur Technologies, Inc.*(a)	52,000	3,511,040
Red Hat, Inc.*	124,000	6,567,040
Ultimate Software Group, Inc.*	41,500	3,918,015

		33,024,070

Specialty Retail — 2.1%
DSW, Inc. (Class A Stock)	123,500	8,112,715
MSC Industrial Direct Co., Inc. (Class A Stock)	83,000	6,256,540

		14,369,255

Telecommunications — 4.8%
Aruba Networks, Inc.*(a)	109,000	2,261,750
Crown Castle International Corp.*	141,500	10,210,640
SBA Communications Corp. (Class A Stock)*(a)	217,000	15,411,340

COMMON STOCKS (continued)	Shares	Value (Note 2)
Telecommunications (continued)
tw telecom, Inc.*	172,900	$4,403,763

		32,287,493

Transportation — 3.5%
Canadian Pacific Railway Ltd. (Canada)	59,500	6,046,390
J.B. Hunt Transport Services, Inc.	149,500	8,926,645
Kansas City Southern	75,000	6,261,000
LKQ Corp.*	112,500	2,373,750

		23,607,785

TOTAL LONG-TERM INVESTMENTS (cost $540,052,086)		658,839,292

SHORT-TERM INVESTMENT — 22.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $150,492,427; includes $122,948,069 of cash collateral for securities on loan)(b)(w)(Note 4)	150,492,427	150,492,427

TOTAL INVESTMENTS — 119.4% (cost $690,544,513)		809,331,719
LIABILITIES IN EXCESS OF OTHER ASSETS — (19.4)%		(131,436,217)

NET ASSETS — 100.0%		$677,895,502

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $122,639,535; cash collateral of $122,948,069 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$658,839,292	$—	$—
Affiliated Money Market Mutual Fund	150,492,427	—	—

Total	$809,331,719	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (18.1% represents investments purchased with collateral from securities on loan)	22.2%
Retail & Merchandising	11.7
Oil, Gas & Consumable Fuels	6.2
Internet Services	5.3
Software	4.9
Telecommunications	4.8
Computer Services & Software	4.5
Industrial Products	4.4
Commercial Services	4.3
Pharmaceuticals	4.0
Biotechnology	4.0
Transportation	3.5
Semiconductors	3.1
Chemicals	2.7
Electronics	2.6
Manufacturing	2.4
Environmental Control	2.4
Aerospace	2.2

Electronic Components	2.2%
Specialty Retail	2.1
Media	1.9
Healthcare Products	1.8
Diversified Financial Services	1.8
Financial Services	1.5
Medical Supplies & Equipment	1.5
Hotels, Restaurants & Leisure	1.4
Financial – Bank & Trust	1.2
Real Estate Management & Development	1.1
Computer Hardware	1.1
Healthcare Services	1.1
Consumer Products & Services	1.0
Household Products/Wares	1.0
Foods	1.0
Beverages	0.8
Clothing & Apparel	0.6
Machinery	0.6
Containers & Packaging	0.5

119.4
Liabilities in excess of other assets	(19.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $122,639,535:
Unaffiliated investments (cost $540,052,086)	$658,839,292
Affiliated investments (cost $150,492,427)	150,492,427
Receivable for investments sold	1,825,016
Receivable for fund share sold	676,509
Dividends receivable	49,704
Prepaid expenses	4,003

Total Assets	811,886,951

LIABILITIES:
Payable to broker for collateral for securities on loan	122,948,069
Payable for investments purchased	10,704,363
Advisory fees payable	271,127
Accrued expenses and other liabilities	59,136
Shareholder servicing fees payable	8,054
Affiliated transfer agent fee payable	508
Payable for fund share repurchased	192

Total Liabilities	133,991,449

NET ASSETS	$677,895,502

Net assets were comprised of:
Paid-in capital	$668,783,573
Retained earnings	9,111,929

Net assets, December 31, 2012	$677,895,502

Net asset value and redemption price per share, $677,895,502 / 27,765,891 outstanding shares of beneficial interest	$24.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $17,357 foreign withholding tax)	$4,250,907
Affiliated income from securities lending, net	275,420
Affiliated dividend income	51,470

4,577,797

EXPENSES
Advisory fees	5,995,955
Shareholder servicing fees and expenses	666,212
Custodian and accounting fees	83,000
Audit fee	23,000
Trustees’ fees	16,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fees and expenses (including affiliated expense of $3,000) (Note 4)	9,000
Loan interest expense (Note 7)	7,246
Insurance expenses	7,000
Shareholders’ reports	7,000
Miscellaneous	14,994

Total expenses	6,852,407
Less: shareholder servicing fee waiver	(89,864)

Net expenses	6,762,543

NET INVESTMENT LOSS	(2,184,746)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	51,569,287
Net change in unrealized appreciation (depreciation) on investments	20,360,646

NET GAIN ON INVESTMENTS	71,929,933

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$69,745,187

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(2,184,746)	$(3,767,453)
Net realized gain on investment transactions	51,569,287	107,593,045
Net change in unrealized appreciation (depreciation) on investments	20,360,646	(106,883,615)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	69,745,187	(3,058,023)

FUND SHARE TRANSACTIONS:
Fund share sold [10,136,782 and 14,522,816 shares, respectively]	240,574,346	318,389,804
Fund share repurchased [8,283,148 and 21,344,958 shares, respectively]	(195,167,635)	(451,991,097)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	45,406,711	(133,601,293)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	208,652

TOTAL INCREASE (DECREASE) IN NET ASSETS	115,151,898	(136,450,664)
NET ASSETS:
Beginning of year	562,743,604	699,194,268

End of year	$677,895,502	$562,743,604

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.1%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 3.8%
Exelis, Inc.	27,300	$307,671
General Dynamics Corp.	38,100	2,639,187
L-3 Communications Holdings, Inc.	61,800	4,735,116
Northrop Grumman Corp.	40,300	2,723,474
Raytheon Co.	45,500	2,618,980
Rockwell Collins, Inc.(a)	68,000	3,955,560
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	105,900	1,797,123

		18,777,111

Agriculture — 0.8%
Archer-Daniels-Midland Co.	97,300	2,665,047
Bunge Ltd. (Bermuda)	20,600	1,497,414

		4,162,461

Auto Parts & Related — 1.9%
Autoliv, Inc.(a)	66,500	4,481,435
Federal-Mogul Corp.*	60,300	483,606
Lear Corp.	39,400	1,845,496
TRW Automotive Holdings Corp.*	50,800	2,723,388

		9,533,925

Automobile Manufacturers — 0.4%
Navistar International Corp.*	81,400	1,772,078

Beverages — 0.3%
Constellation Brands, Inc. (Class A Stock)*	48,100	1,702,259

Biotechnology — 0.6%
United Therapeutics Corp.*	56,100	2,996,862

Chemicals — 2.7%
Cabot Corp.	50,800	2,021,332
CF Industries Holdings, Inc.	13,400	2,722,344
Eastman Chemical Co.	36,400	2,477,020
Huntsman Corp.	261,400	4,156,260
Kronos Worldwide, Inc.(a)	95,900	1,870,050

		13,247,006

Commercial Banks — 4.6%
Banco Latinoamericano de Comercio Exterior SA (Supranational Bank)	97,500	2,102,100
BB&T Corp.	70,000	2,037,700
Comerica, Inc.(a)	70,800	2,148,072
Fifth Third Bancorp	297,400	4,517,506
Huntington Bancshares, Inc.	891,100	5,694,129
KeyCorp.	366,400	3,085,088
PNC Financial Services Group, Inc.	22,600	1,317,806
Regions Financial Corp.	256,300	1,824,856

		22,727,257

Commercial Services & Supplies — 3.3%
ADT Corp. (The)	38,950	1,810,785
Convergys Corp.	194,000	3,183,540
Corrections Corp. of America	120,700	4,281,229
H&R Block, Inc.	76,400	1,418,748
Lender Processing Services, Inc.	63,500	1,563,370
RR Donnelley & Sons Co.(a)	129,000	1,161,000
Western Union Co. (The)	216,900	2,952,009

		16,370,681

COMMON STOCKS (continued)	Shares	Value (Note 2)
Computer Hardware — 1.8%
Lexmark International, Inc. (Class A Stock)(a)	62,700	$1,454,013
Seagate Technology PLC (Ireland)	133,500	4,069,080
Western Digital Corp.	80,300	3,411,947

		8,935,040

Computer Services & Software — 0.7%
Fidelity National Information Services, Inc.	95,200	3,313,912

Construction & Engineering — 1.7%
Engility Holdings, Inc.*	10,300	198,378
KBR, Inc.	123,900	3,707,088
McDermott International, Inc. (Panama)*	128,000	1,410,560
Tutor Perini Corp.*	90,200	1,235,740
URS Corp.	50,600	1,986,556

		8,538,322

Consumer Products & Services — 1.9%
Avery Dennison Corp.(a)	147,200	5,140,224
Whirlpool Corp.	41,500	4,222,625

		9,362,849

Containers & Packaging — 1.6%
Boise, Inc.	256,200	2,036,790
Domtar Corp.	25,100	2,096,352
Owens-Illinois, Inc.*	82,900	1,763,283
Rock-Tenn Co. (Class A Stock)	25,900	1,810,669

		7,707,094

Diversified Financial Services — 1.0%
Discover Financial Services	71,400	2,752,470
Nelnet, Inc. (Class A Stock)	76,900	2,290,851

		5,043,321

Diversified Manufacturing Operations — 0.7%
ITT Corp.	143,500	3,366,510

Electric — 4.2%
Ameren Corp.	104,300	3,204,096
Entergy Corp.	52,500	3,346,875
NV Energy, Inc.	176,000	3,192,640
Pinnacle West Capital Corp.	51,600	2,630,568
Portland General Electric Co.	124,600	3,409,056
Public Service Enterprise Group, Inc.	122,400	3,745,440
TECO Energy, Inc.(a)	72,600	1,216,776

		20,745,451

Electronic Components & Equipment — 0.5%
Tech Data Corp.*	55,000	2,504,150

Electronic Equipment & Instruments — 1.1%
Ingram Micro, Inc. (Class A Stock)*	102,900	1,741,068
TE Connectivity Ltd. (Switzerland)	96,000	3,563,520

		5,304,588

Electronics — 0.9%
Flextronics International Ltd. (Singapore)*	389,500	2,418,795
Tyco International Ltd. (Switzerland)	77,900	2,278,575

		4,697,370

Energy Services — 0.7%
Covanta Holding Corp.	184,700	3,402,174

Entertainment — 0.6%
Dolby Laboratories, Inc. (Class A Stock)(a)	105,900	3,106,047

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Environmental Control — 0.7%
Republic Services, Inc.	122,500	$3,592,925

Financial Services — 3.2%
Ameriprise Financial, Inc.	84,200	5,273,446
BankUnited, Inc.	79,400	1,940,536
Capital One Financial Corp.	31,500	1,824,795
State Street Corp.	141,100	6,633,111

		15,671,888

Food & Staples Retailing — 2.7%
CVS Caremark Corp.	57,400	2,775,290
Safeway, Inc.(a)	578,500	10,465,065
SUPERVALU, Inc.(a)	130,200	321,594

		13,561,949

Foods — 2.3%
Cal-Maine Foods, Inc.	24,100	969,302
Fresh Del Monte Produce, Inc. (Cayman Islands)	86,900	2,289,815
Kroger Co. (The)	157,600	4,100,752
Smithfield Foods, Inc.*	177,700	3,832,989

		11,192,858

Gas Utilities — 1.1%
Sempra Energy	49,100	3,483,154
UGI Corp.	52,700	1,723,817

		5,206,971

Healthcare Equipment & Supplies — 1.6%
Zimmer Holdings, Inc.	120,100	8,005,866

Healthcare Products — 2.0%
Boston Scientific Corp.*	328,500	1,882,305
Covidien PLC (Ireland)	65,900	3,805,066
Greatbatch, Inc.*	44,900	1,043,476
Hospira, Inc.*	108,000	3,373,920

		10,104,767

Healthcare Services — 2.3%
Aetna, Inc.	98,700	4,569,810
Community Health Systems, Inc.	90,000	2,766,600
Humana, Inc.	59,500	4,083,485

		11,419,895

Home Furnishings — 0.5%
Harman International Industries, Inc.	55,700	2,486,448

Insurance — 7.1%
Aflac, Inc.	36,700	1,949,504
Allstate Corp. (The)	70,800	2,844,036
American Financial Group, Inc.	83,200	3,288,064
Aspen Insurance Holdings Ltd. (Bermuda)	49,500	1,587,960
Endurance Specialty Holdings Ltd. (Bermuda)	38,500	1,528,065
Hartford Financial Services Group, Inc. (The)	74,300	1,667,292
HCC Insurance Holdings, Inc.	50,000	1,860,500
Lincoln National Corp.	125,050	3,238,795
Maiden Holdings Ltd. (Bermuda)	189,700	1,743,343
Montpelier Re Holdings Ltd. (Bermuda)	84,700	1,936,242
PartnerRe Ltd. (Bermuda)	30,900	2,487,141
Platinum Underwriters Holdings Ltd. (Bermuda)	43,100	1,982,600

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Principal Financial Group, Inc.	82,900	$2,364,308
StanCorp Financial Group, Inc.	53,400	1,958,178
Unum Group	116,800	2,431,776
Validus Holdings Ltd. (Bermuda)	63,800	2,206,204

		35,074,008

Internet Services — 0.8%
Symantec Corp.*	215,900	4,061,079

Machinery & Equipment — 1.7%
AGCO Corp.*	81,700	4,013,104
Briggs & Stratton Corp	89,900	1,895,092
Cummins, Inc.	24,600	2,665,410

		8,573,606

Manufacturing — 0.5%
Crane Co.	49,700	2,300,116

Media — 1.6%
Cablevision Systems Corp. (Class A Stock)(a)	259,900	3,882,906
Gannett Co., Inc.(a)	168,300	3,031,083
Scholastic Corp.(a)	35,500	1,049,380

		7,963,369

Metals & Mining — 0.9%
Reliance Steel & Aluminum Co.	36,000	2,235,600
Timken Co.	48,600	2,324,538

		4,560,138

Office Equipment & Supplies — 0.4%
Xerox Corp.	278,600	1,900,052

Oil & Gas Equipment & Services — 1.1%
Marathon Petroleum Corp.	83,500	5,260,500

Oil, Gas & Consumable Fuels — 6.1%
Cameron International Corp.*	50,300	2,839,938
Energy Transfer Partners LP(a)	22,859	981,337
Hess Corp.	95,100	5,036,496
Marathon Oil Corp.	91,500	2,805,390
Murphy Oil Corp.	66,100	3,936,255
Southwestern Energy Co.*	46,800	1,563,588
Superior Energy Services, Inc.*	42,430	879,150
Tesoro Corp.	121,900	5,369,695
Valero Energy Corp.	163,800	5,588,856
W&T Offshore, Inc.(a)	74,000	1,186,220

		30,186,925

Pharmaceuticals — 2.3%
Cardinal Health, Inc.	85,000	3,500,300
Endo Health Solutions, Inc.*	34,800	914,196
McKesson Corp.	20,700	2,007,072
Omnicare, Inc.	104,900	3,786,890
USANA Health Sciences, Inc.*(a)	34,600	1,139,378

		11,347,836

Printing & Publishing — 0.2%
Consolidated Graphics, Inc.*	33,300	1,162,836

Real Estate Investment Trusts — 6.3%
Brandywine Realty Trust	253,400	3,088,946
CBL & Associates Properties, Inc.(a)	188,400	3,995,964
CommonWealth REIT	153,093	2,424,993
Hospitality Properties Trust	158,700	3,716,754

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
Lexington Realty Trust(a)	248,000	$2,591,600
MFA Financial, Inc.	292,900	2,375,419
Parkway Properties, Inc.	80,213	1,122,180
Pennsylvania Real Estate Investment Trust	112,500	1,984,500
PennyMac Mortgage Investment Trust	88,000	2,225,520
Starwood Property Trust, Inc.	89,400	2,052,624
Sunstone Hotel Investors, Inc.*	333,600	3,572,856
Two Harbors Investment Corp.	174,800	1,936,784

		31,088,140

Restaurants — 0.3%
Bob Evans Farms, Inc.	33,100	1,330,620

Retail & Merchandising — 5.0%
Best Buy Co., Inc.(a)	327,500	3,880,875
Dillard’s, Inc. (Class A Stock)	30,800	2,580,116
Express, Inc.*(a)	152,000	2,293,680
Foot Locker, Inc.	49,800	1,599,576
GameStop Corp. (Class A Stock)(a)	75,500	1,894,295
Kohl’s Corp.	134,797	5,793,575
Macy’s, Inc.	55,700	2,173,414
RadioShack Corp.(a)	107,700	228,324
Stage Stores, Inc.	49,700	1,231,566
Staples, Inc.(a)	290,900	3,316,260

		24,991,681

Security & Alarm Services — 0.8%
Brink’s Co. (The)	133,200	3,800,196

Semiconductors — 0.7%
Amkor Technology, Inc.*(a)	321,928	1,368,194
GT Advanced Technologies, Inc.*(a)	147,900	446,658
Marvell Technology Group Ltd. (Bermuda)	203,400	1,476,684

		3,291,536

Software — 1.5%
Allscripts Healthcare Solutions, Inc.*	9,450	89,019
BMC Software, Inc.*	66,300	2,629,458
CA, Inc.	130,200	2,861,796
Nuance Communications, Inc.*(a)	84,300	1,881,576

		7,461,849

Telecommunications — 4.1%
Amdocs Ltd. (Guernsey)	191,700	6,515,883
Comtech Telecommunications Corp.	45,646	1,158,495
Harris Corp.	92,200	4,514,112
Motorola Solutions, Inc.	88,300	4,916,544
Virgin Media, Inc.(a)	55,300	2,032,275
Vonage Holdings Corp.*	479,900	1,137,363

		20,274,672

Thrifts & Mortgage Finance — 0.8%
People’s United Financial, Inc.	323,300	3,908,697

Transportation — 0.4%
Aircastle Ltd. (Bermuda)	163,317	2,047,995

Utilities — 1.3%
American Electric Power Co., Inc.	80,600	3,440,008
CenterPoint Energy, Inc.	149,600	2,879,800

		6,319,808

TOTAL LONG-TERM INVESTMENTS (cost $432,917,732)		475,465,694

SHORT-TERM INVESTMENT — 15.8%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $78,001,113; includes $58,131,343 of cash collateral for securities on loan)(b)(w)(Note 4)	78,001,113	$78,001,113

TOTAL INVESTMENTS — 111.9% (cost $510,918,845)		553,466,807
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.9)%		(58,667,116)

NET ASSETS — 100.0%		$494,799,691

The following abbreviations are used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $57,436,272; cash collateral of $58,131,343 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for securities in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$475,465,694	$—	$—
Affiliated Money Market Mutual Fund	78,001,113	—	—

Total	$553,466,807	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (11.7% represents investments purchased with collateral from securities on loan)	15.8%
Insurance	7.1
Real Estate Investment Trusts	6.3
Oil, Gas & Consumable Fuels	6.1
Retail & Merchandising	5.0
Commercial Banks	4.6
Electric	4.2
Telecommunications	4.1
Aerospace & Defense	3.8
Commercial Services & Supplies	3.3
Financial Services	3.2
Food & Staples Retailing	2.7
Chemicals	2.7
Healthcare Services	2.3
Pharmaceuticals	2.3
Foods	2.3
Healthcare Products	2.0
Auto Parts & Related	1.9
Consumer Products & Services	1.9
Computer Hardware	1.8
Machinery & Equipment	1.7
Construction & Engineering	1.7
Healthcare Equipment & Supplies	1.6
Media	1.6
Containers & Packaging	1.6
Software	1.5

Utilities	1.3%
Electronic Equipment & Instruments	1.1
Oil & Gas Equipment & Services	1.1
Gas Utilities	1.1
Diversified Financial Services	1.0
Electronics	0.9
Metals & Mining	0.9
Agriculture	0.8
Internet Services	0.8
Thrifts & Mortgage Finance	0.8
Security & Alarm Services	0.8
Environmental Control	0.7
Energy Services	0.7
Diversified Manufacturing Operations	0.7
Computer Services & Software	0.7
Semiconductors	0.7
Entertainment	0.6
Biotechnology	0.6
Electronic Components & Equipment	0.5
Home Furnishings	0.5
Manufacturing	0.5
Transportation	0.4
Office Equipment & Supplies	0.4
Automobile Manufacturers	0.4
Beverages	0.3
Restaurants	0.3
Printing & Publishing	0.2

111.9
Liabilities in excess of other assets	(11.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $57,436,272:
Unaffiliated investments (cost $432,917,732)	$475,465,694
Affiliated investments (cost $78,001,113)	78,001,113
Cash	10,788
Dividends receivable	823,933
Receivable for fund share sold	256,758
Prepaid expenses	10,981

Total Assets	554,569,267

LIABILITIES:
Payable to broker for collateral for securities on loan	58,131,343
Payable for fund share repurchased	1,373,499
Advisory fees payable	196,955
Accrued expenses and other liabilities	61,115
Shareholder servicing fees payable	6,186
Affiliated transfer agent fee payable	478

Total Liabilities	59,769,576

NET ASSETS	$494,799,691

Net assets were comprised of:
Paid-in capital	$440,832,773
Retained earnings	53,966,918

Net assets, December 31, 2012	$494,799,691

Net asset value and redemption price per share, $494,799,691 / 29,185,392 outstanding shares of beneficial interest	$16.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $15,707 foreign withholding tax)	$12,519,878
Affiliated income from securities lending, net	385,836
Affiliated dividend income	30,587

12,936,301

EXPENSES
Advisory fees	4,317,522
Shareholder servicing fees and expenses	479,725
Custodian and accounting fees	77,000
Audit fee	23,000
Trustees’ fees	15,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Shareholders’ reports	8,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	3,083
Miscellaneous	12,732

Total expenses	4,969,062
Less: shareholder servicing fee waiver	(35,945)

Net expenses	4,933,117

NET INVESTMENT INCOME	8,003,184

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	23,549,570
Net change in unrealized appreciation (depreciation) on investments	39,990,487

NET GAIN ON INVESTMENTS	63,540,057

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,543,241

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,003,184	$4,915,918
Net realized gain on investment transactions	23,549,570	51,284,692
Net change in unrealized appreciation (depreciation) on investments	39,990,487	(85,125,022)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,543,241	(28,924,412)

DISTRIBUTIONS	(4,917,857)	(4,653,333)

FUND SHARE TRANSACTIONS:
Fund share sold [6,992,173 and 11,102,956 shares, respectively]	110,553,331	163,162,111
Fund share issued in reinvestment of distributions [328,734 and 302,165 shares, respectively]	4,917,857	4,653,333
Fund share repurchased [6,991,827 and 17,628,541 shares, respectively]	(109,880,431)	(243,249,949)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	5,590,757	(75,434,505)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	512,196

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,216,141	(108,500,054)
NET ASSETS:
Beginning of year	422,583,550	531,083,604

End of year	$494,799,691	$422,583,550

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 94.5%
COMMON STOCKS — 67.1%	Shares	Value (Note 2)
Advertising — 0.2%
WPP PLC (United Kingdom)	56,398	$823,933

Aerospace & Defense — 1.8%
Boeing Co. (The)	40,560	3,056,602
Rockwell Collins, Inc.(a)	34,970	2,034,205
Saab AB (Sweden)	24,099	501,946
United Technologies Corp.	20,890	1,713,189

		7,305,942

Agriculture — 0.2%
Imperial Tobacco Group PLC (United Kingdom)	20,706	802,808

Airlines — 0.2%
Ryanair Holdings PLC (Ireland), ADR	20,400	699,312

Apparel — 0.6%
Adidas AG (Germany)	4,753	424,204
Coach, Inc.	36,113	2,004,633

		2,428,837

Auto Parts & Equipment — 0.8%
Aisin Seiki Co. Ltd. (Japan)	23,900	746,328
Cie Generale des Etablissements Michelin (France) (Class B Stock)	6,300	603,663
Denso Corp. (Japan)	17,800	619,871
Hyundai Mobis (South Korea)*	1,614	437,893
Pirelli & C. SpA (Italy)(a)	37,069	427,100
Weichai Power Co. Ltd. (China) (Class H Stock)	114,600	517,960

		3,352,815

Beverages — 1.0%
Anheuser-Busch InBev NV (Belgium)	4,392	382,478
Carlsberg A/S (Denmark) (Class B Stock)	4,200	413,769
Diageo PLC (United Kingdom)	22,054	642,362
Heineken Holding NV (Netherlands)	11,200	616,705
Kirin Holdings Co. Ltd. (Japan)	58,300	685,958
PepsiCo, Inc.	20,420	1,397,341

		4,138,613

Building Materials — 0.2%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	108,500	405,287
HeidelbergCement AG (Germany)	3,816	233,509

		638,796

Chemicals — 2.8%
Air Water, Inc. (Japan)	55,900	715,453
Arkema SA (France)	8,200	860,993
Bayer AG (Germany)	5,352	510,379
Dow Chemical Co. (The)(a)	67,720	2,188,710
E.I. du Pont de Nemours & Co.	40,700	1,830,279
Ecolab, Inc.	17,517	1,259,472
Johnson Matthey PLC (United Kingdom)	11,977	470,496
Kuraray Co. Ltd. (Japan)	53,500	701,340
Praxair, Inc.	25,790	2,822,715

		11,359,837

Commercial Banks — 3.9%
Akbank TAS (Turkey)	79,803	395,980
Banco Bradesco SA (Brazil), ADR	19,686	341,946

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
Banco do Brasil SA (Brazil)	31,100	$388,845
BanColombia SA (Colombia), ADR(a)	6,291	418,855
Bangkok Bank PCL (Thailand)	79,800	513,063
BB&T Corp.	38,890	1,132,088
Capital One Financial Corp.	32,600	1,888,518
CIT Group, Inc.*	58,560	2,262,758
Credit Suisse Group AG (Switzerland), ADR	11,063	271,707
DnB ASA (Norway)	43,601	557,293
Erste Group Bank AG (Austria)*	10,195	324,148
Fukuoka Financial Group, Inc. (Japan)	147,300	589,903
ICICI Bank Ltd. (India), ADR(a)	19,123	833,954
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	352,000	254,065
Komercni Banka A/S (Czech Republic)	1,302	275,239
Societe Generale SA (France)*	14,048	534,142
Turkiye Garanti Bankasi A/S (Turkey)	37,527	195,870
U.S. Bancorp	49,000	1,565,060
Wells Fargo & Co.	82,450	2,818,141

		15,561,575

Commercial Services — 2.1%
DeVry, Inc.(a)	21,970	521,348
Equifax, Inc.	30,130	1,630,636
Euronet Worldwide, Inc.*	17,243	406,935
Genpact Ltd. (Bermuda)	63,903	990,497
MasterCard, Inc. (Class A Stock)	4,344	2,134,120
Quanta Services, Inc.*	59,990	1,637,127
Secom Co. Ltd. (Japan)	9,900	498,784
SIA Engineering Co. Ltd. (Singapore)	157,900	569,364

		8,388,811

Computer Services & Software — 0.4%
Accenture PLC (Ireland) (Class A Stock)	26,229	1,744,229

Computers — 4.1%
Apple, Inc.	11,004	5,865,462
Cognizant Technology Solutions Corp. (Class A Stock)*	52,914	3,918,282
Computer Sciences Corp	66,070	2,646,103
Computershare Ltd. (Australia)	91,152	859,895
Hewlett-Packard Co.	60,640	864,120
Mercury Computer Systems, Inc.*	18,900	173,880
NetApp, Inc.*	69,455	2,330,215

		16,657,957

Containers & Packaging — 0.3%
Gerresheimer AG (Germany)	5,251	279,013
Rexam PLC (United Kingdom)	105,649	755,943

		1,034,956

Cosmetics/Personal Care — 0.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	28,229	1,689,788

Distribution/Wholesale — 0.7%
Fossil, Inc.*(a)	17,663	1,644,425
Inchcape PLC (United Kingdom)	106,700	758,275
Mitsubishi Corp. (Japan)	29,400	566,037

		2,968,737

Diversified Financial Services — 2.4%
BlackRock, Inc.	11,065	2,287,246

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
Charles Schwab Corp. (The)(a)	141,517	$2,032,184
Citigroup, Inc.	10,860	429,622
GAM Holding AG (Switzerland)	45,622	620,776
JPMorgan Chase & Co.	41,630	1,830,471
ORIX Corp. (Japan)	8,400	948,852
State Street Corp.	33,620	1,580,476

		9,729,627

Diversified Machinery — 0.9%
Deere & Co.	18,510	1,599,634
Rheinmetall AG (Germany)	5,656	274,768
Roper Industries, Inc.	16,111	1,796,054

		3,670,456

Electric — 0.6%
Edison International	56,240	2,541,486

Electronic Components & Equipment — 0.6%
Flextronics International Ltd.*	98,700	612,927
Hitachi Ltd. (Japan)	220,900	1,299,888
Prysmian SpA (Italy)	30,161	602,047

		2,514,862

Electronics — 2.3%
Agilent Technologies, Inc.	74,290	3,041,433
Amphenol Corp. (Class A Stock)	26,532	1,716,620
Koninklijke Philips Electronics NV (Netherlands)	33,700	892,388
National Instruments Corp.	40,353	1,041,511
TE Connectivity Ltd. (Switzerland)	67,640	2,510,797

		9,202,749

Engineering & Construction — 1.6%
Fluor Corp.	35,936	2,110,881
Hochtief AG (Germany)*	5,141	300,716
McDermott International, Inc. (Panama)*	187,470	2,065,919
URS Corp.	51,570	2,024,638

		6,502,154

Entertainment & Leisure — 0.3%
Carnival Corp. (Panama)	12,483	459,000
TUI AG (Germany)*	65,760	687,676

		1,146,676

Environmental Control — 0.9%
Republic Services, Inc.	62,070	1,820,513
Stericycle, Inc.*(a)	19,721	1,839,378

		3,659,891

Financial–Bank & Trust — 0.3%
HSBC Holdings PLC (United Kingdom), (QMTF)	31,088	329,434
HSBC Holdings PLC (United Kingdom), (XHKG)	84,300	893,520

		1,222,954

Food — 1.3%
Aryzta AG (Switzerland)*	12,012	618,082
First Pacific Co. Ltd. (Hong Kong)	510,700	563,973
Kraft Foods Group, Inc.	13,666	621,393
Mondelez International, Inc. (Class A Stock)	40,990	1,044,015
Nestle SA (Switzerland)	9,297	606,569

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food (continued)
Unilever PLC (United Kingdom)	41,440	$1,610,819

		5,064,851

Healthcare Products — 1.5%
Covidien PLC (Ireland)	27,780	1,604,017
Getinge AB (Sweden)	22,487	764,397
IDEXX Laboratories, Inc.*	14,363	1,332,886
Intuitive Surgical, Inc.*	3,975	1,949,221
Mindray Medical International Ltd. (China), ADR(a)	11,063	361,760

		6,012,281

Healthcare Services — 2.7%
Aetna, Inc.(a)	143,220	6,631,086
Covance, Inc.*(a)	26,250	1,516,463
DaVita HealthCare Partners, Inc.*	12,772	1,411,689
ICON PLC (Ireland), ADR*	16,631	461,677
UnitedHealth Group, Inc.	19,450	1,054,968

		11,075,883

Holding Companies–Diversified — 0.3%
Exor SpA (Italy)	21,000	529,242
Noble Group Ltd. (Singapore)	609,000	588,368

		1,117,610

Hotels & Motels — 0.2%
Kangwon Land, Inc. (South Korea)*	28,270	772,640

Industrial Products — 0.7%
Ingersoll-Rand PLC (Ireland)	58,420	2,801,823

Insurance — 3.8%
Allianz SE (Germany)	5,921	825,374
Allstate Corp. (The)	41,270	1,657,816
American International Group, Inc.*	59,686	2,106,916
AON PLC (United Kingdom)	45,110	2,508,116
Berkshire Hathaway, Inc. (Class B Stock)*	22,400	2,009,280
Delta Lloyd NV (Netherlands)	9,200	151,559
Euler Hermes SA (France)	7,401	640,919
Everest Re Group Ltd. (Bermuda)	4,483	492,906
Marsh & McLennan Cos., Inc.	82,100	2,829,987
Reinsurance Group of America, Inc.	15,420	825,278
Resolution Ltd. (Guernsey)	152,360	619,870
Zurich Insurance Group AG (Switzerland)*	2,242	600,762

		15,268,783

Internet — 0.7%
Google, Inc. (Class A Stock)*	4,094	2,904,161

Investment Companies — 0.4%
Investment AB Kinnevik (Sweden) (Class B Stock)	29,503	617,127
Investor AB (Sweden) (Class B Stock)	34,484	905,900

		1,523,027

Machinery–Construction & Mining — 0.1%
Komatsu Ltd. (Japan)	20,600	528,604

Media — 2.0%
British Sky Broadcasting Group PLC (United Kingdom)	54,300	684,857
Comcast Corp. (Special Class A Stock)	84,570	3,040,291
Jupiter Telecommunications Co. Ltd. (Japan)	207	257,809

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Lagardere SCA (France)	29,100	$978,809
Time Warner, Inc.	53,650	2,566,080
Wolters Kluwer NV (Netherlands)	20,977	430,905

		7,958,751

Metals & Mining — 0.8%
Barrick Gold Corp. (Canada)	17,000	595,094
BHP Billiton Ltd. (Australia), ADR(a)	7,014	550,178
BHP Billiton PLC (United Kingdom), ADR(a)	9,900	696,663
Nippon Steel Corp. (Japan)	113,000	278,226
Norsk Hydro ASA (Norway)	63,269	321,124
POSCO (South Korea)	868	284,348
Rio Tinto PLC (United Kingdom), ADR(a)	10,123	588,045

		3,313,678

Miscellaneous Manufacturers — 1.1%
Danaher Corp.	35,662	1,993,506
Parker Hannifin Corp.	16,850	1,433,261
Siemens AG (Germany)	10,605	1,159,669

		4,586,436

Oil & Gas — 6.6%
Apache Corp.	19,870	1,559,795
BP PLC (United Kingdom), ADR	16,900	703,716
Chesapeake Energy Corp.(a)	45,090	749,396
Chevron Corp.	28,030	3,031,164
China Oilfield Services Ltd. (China) (Class H Stock)	236,000	494,837
ConocoPhillips(a)	13,530	784,605
Core Laboratories NV (Netherlands)(a)	21,807	2,383,723
Eni SpA (Italy)	34,100	835,370
Etablissements Maurel et Prom (France)	14,081	237,340
Exxon Mobil Corp.	13,080	1,132,074
FMC Technologies, Inc.*	42,333	1,813,122
Gazprom OAO (Russia), ADR	28,987	274,217
Halliburton Co.	38,050	1,319,955
National Grid PLC (United Kingdom)	70,316	806,487
National Oilwell Varco, Inc.	43,592	2,979,513
Noble Corp.	28,400	988,888
Petroleo Brasileiro SA (Brazil), ADR	3,530	68,729
Phillips 66	8,940	474,714
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XEQT)	9,375	322,691
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XLON)	24,137	837,804
Schlumberger Ltd. (Netherlands)	28,212	1,954,809
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	5,785	606,212
Statoil ASA (Norway), ADR	15,474	387,469
Transocean Ltd. (Switzerland)	9,400	419,710
Whiting Petroleum Corp.*	17,900	776,323
WPX Energy, Inc.*	58,990	877,771

		26,820,434

Paper & Forest Products — 0.4%
Smurfit Kappa Group PLC (Ireland)	69,268	813,915
Svenska Cellulosa AB SCA (Sweden) (Class B Stock)	45,209	982,962

		1,796,877

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals — 4.0%
Abbott Laboratories	51,940	$3,402,070
AstraZeneca PLC (United Kingdom)	8,500	402,815
Endo Health Solutions, Inc.*	73,750	1,937,413
Express Scripts Holding Co.*	49,131	2,653,074
Forest Laboratories, Inc.*	32,590	1,151,079
Mead Johnson Nutrition Co.	26,348	1,736,070
Novartis AG (Switzerland)	16,467	1,040,275
Novartis AG (Switzerland), ADR(a)	7,624	482,599
Roche Holding AG (Switzerland)	2,242	453,290
Sanofi (France)	9,158	868,457
Shire PLC (United Kingdom)	21,620	665,059
Teva Pharmaceutical Industries Ltd. (Israel), ADR	32,920	1,229,233

		16,021,434

Pipelines — 0.7%
APA Group (Australia)	100,899	582,495
Williams Cos., Inc. (The)	68,740	2,250,548

		2,833,043

Real Estate — 0.3%
Conwert Immobilien Invest SE (Austria)	19,884	256,424
Daito Trust Construction Co. Ltd. (Japan)	5,200	491,452
UOL Group Ltd. (Singapore)	50,200	247,581

		995,457

Retail — 3.5%
Costco Wholesale Corp.	19,893	1,964,831
CVS Caremark Corp.	47,320	2,287,922
Daphne International Holdings Ltd. (China)	31,100	43,296
Hyundai Home Shopping Network Corp. (South Korea)	2,196	248,950
Kingfisher PLC (United Kingdom)	173,861	812,382
Kohl’s Corp.	47,880	2,057,882
Lowe’s Cos., Inc.	44,360	1,575,667
Nitori Holdings Co. Ltd. (Japan)	9,500	696,032
Starbucks Corp.	40,759	2,185,498
USS Co. Ltd. (Japan)	5,570	580,002
Wal-Mart Stores, Inc.	25,840	1,763,063

		14,215,525

Semiconductors — 1.6%
Advanced Semiconductor Engineering, Inc. (Taiwan)	543,723	473,376
ARM Holdings PLC (United Kingdom), ADR(a)	30,670	1,160,246
QUALCOMM, Inc.	38,428	2,383,304
Samsung Electronics Co. Ltd. (South Korea)	283	406,614
Texas Instruments, Inc.(a)	68,670	2,124,650

		6,548,190

Software — 2.2%
Amadeus IT Holding SA (Spain) (Class A Stock)	49,198	1,243,309
ANSYS, Inc.*	17,620	1,186,531
Citrix Systems, Inc.*	18,132	1,192,179
Electronic Arts, Inc.*(a)	90,120	1,309,444
Microsoft Corp.	100,650	2,690,375

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)			Shares	Value (Note 2)
Software (continued)
salesforce.com, Inc.*			8,053	$1,353,709

				8,975,547

Telecommunications — 2.0%
CenturyLink, Inc.(a)			43,400	1,697,808
Ceragon Networks Ltd. (Israel)*			12,100	53,361
Cisco Systems, Inc.			82,620	1,623,483
Inmarsat PLC (United Kingdom)			46,581	448,997
Koninklijke KPN NV (Netherlands)			16,775	82,958
Nippon Telegraph & Telephone Corp. (Japan)			20,800	875,742
Rogers Communications, Inc. (Canada)			6,218	283,043
SK Telecom Co. Ltd. (South Korea)			4,127	588,437
Vivendi SA (France)			32,958	745,380
Vodafone Group PLC (United Kingdom)			387,563	975,604
Windstream Corp.			86,430	715,640

				8,090,453

Transportation — 0.4%
China Shipping Container Lines Co. Ltd. (China) (Class H Stock)* 894,000				264,589
Hanjin Shipping Co. Ltd. (South Korea)*			10,940	123,284
Kintetsu World Express, Inc. (Japan)			17,100	571,830
Orient Overseas International Ltd. (Hong Kong)			76,000	501,726

				1,461,429

Water — 0.2%
Guangdong Investment Ltd. (China)			959,900	760,267

TOTAL COMMON STOCKS (cost $254,939,562)				271,234,985

EXCHANGE TRADED FUNDS — 0.7%
iShares MSCI EAFE Index Fund			9,689	550,529
iShares MSCI United Kingdom Index Fund			17,643	316,515
iShares Russell 1000 Value Index Fund			27,550	2,006,191

TOTAL EXCHANGE TRADED FUNDS (cost $2,774,051)				2,873,235

PREFERRED STOCK — 0.1%
Commercial Banks
Sberbank of Russia (Russia), (PRFC) (cost $405,507)			191,300	344,340

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.6%
AmeriCredit Automobile Receivables Trust,
Series 2011-1, Class A3
1.390%	09/08/15	Aaa	$249	249,917
Series 2012-3, Class C
2.420%	05/08/18	Aa3	140	144,253
Series 2012-3, Class D
3.030%	07/09/18	Baa1	131	133,912
Series 2012-4, Class C
1.930%	08/08/18	A+(d)	93	93,018
Series 2012-5, Class C
1.690%	11/08/18	A+(d)	212	211,986

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust 2012-1,
Series 2012-1, Class C
2.670%	01/08/18	Aa3	$100	$102,846
Asset Backed Funding Certificates,
Series 2005-AQ1, Class A6
4.780%	06/25/35	BB(d)	194	197,614
Capital One Multi-Asset Execution Trust,
Series 2005-B1, Class B1
4.900%	12/15/17	A2	249	269,984
Centex Home Equity,
Series 2004-D, Class AF5
5.350%	09/25/34	A1	85	90,424
Series 2005-C, Class AF5
5.048%	06/25/35	Aa3	218	221,834
Ford Credit Auto Owner Trust,
Series 2012-D, Class C
1.230%	08/15/18	AA(d)	125	124,795
Hyundai Auto Receivables Trust,
Series 2012-A, Class D
2.610%	05/15/18	Baa2	47	47,605
Series 2012-C, Class B
1.060%	06/15/18	Aa2	99	98,976
Santander Drive Auto Receivables Trust,
Series 2012-4, Class C
2.940%	12/15/17	Aa3	298	307,621
Series 2012-5, Calss C
2.700%	08/15/18	A1	89	91,966
Series 2012-6, Class C
1.940%	03/15/18	A1	59	59,032

TOTAL ASSET-BACKED SECURITIES (cost $2,435,613)				2,445,783

CERTIFICATES OF DEPOSIT — 0.2%
Ally Bank
1.150%	08/03/15		245	245,264
American Express Centurion Bank
1.700%	07/26/17		245	247,367
BMW Bank of North America
1.000%	09/21/15		250	250,104
CIT Bank
2.100%	07/25/19		245	247,184

TOTAL CERTIFICATES OF DEPOSIT (cost $978,214)				989,919

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.6%
Banc of America Commercial Mortgage Trust 2006-6,
Series 2006-6, Class AM
5.390%	10/10/45	Baa1	155	168,671
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-5, Class A4
5.115%(c)	10/10/45	Aaa	375	415,635
Series 2006-1, Class A4
5.372%(c)	09/10/45	Aaa	300	336,597
Bear Stearns Commercial Mortgage Securities,
Series 2003-T10, Class A2
4.740%	03/13/40	AAA(d)	120	120,146
Series 2007-T28, Class AM
5.835%(c)	09/11/42	A-(d)	46	53,237

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CFCRE Commercial Mortgage Trust,
Series 2011-C2, Class A4
3.834%	12/15/47	Aaa	$409	$452,010
Citigroup Commercial Mortgage Trust,
Series 2004-C1, Class A4
5.360%	04/15/40	Aaa	41	43,076
Commercial Mortgage Pass-Through Certificates,
Series 2012-CR2, Class A4
3.147%	08/15/45	Aaa	87	91,042
Series 2012-CR3, Class A3
2.822%	11/15/45	Aaa	202	207,492
Credit Suisse First Boston Mortgage Securities Corp,
Series 2005-C3, Class AJ
4.771%	07/15/37	Baa1	120	123,688
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C1, Class A2
4.079%	05/10/36	Aaa	112	112,376
Series 2003-C2, Class A2
5.457%(c)	05/10/40	AAA(d)	150	152,157
GS Mortgage Securities Corp. II,
Series 2005-GG4, Class A4
4.761%	07/10/39	Aa1	375	404,149
Series 2005-GG4, Class A4A
4.751%	07/10/39	Aaa	250	269,637
Series 2011-GC5, Class A4
3.707%	08/10/44	Aaa	258	286,349
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP6, Class AM
5.525%(c)	04/15/43	Aa2	26	28,988
Series 2007-CB20, Class AM
5.880%	02/12/51	A1	200	231,896
Series 2011-CCHP, Class B, 144A
3.500%	07/15/28	Aaa	400	402,780
LB-UBS Commercial Mortgage Trust,
Series 2003-C1, Class A4
4.394%	03/15/32	AAA(d)	8	7,736
Series 2006-C4, Class AM
5.885%	06/15/38	A2	251	282,821
Series 2006-C6, Class AM
5.413%	09/15/39	Aa1	168	189,108
Series 2007-C1, Class AM
5.455%	02/15/40	BB-(d)	174	195,533
Morgan Stanley Capital I Trust,
Series 2006-IQ12, Class AMFX
5.370%	12/15/43	BBB(d)	191	212,100
Morgan Stanley Capital I, Inc.,
Series 2008-T29, Class A4
6.275%(c)	01/11/43	AA(d)	456	558,888
Series 2008-T29, Class AM
6.278%(c)	01/11/43	BBB+(d)	193	229,863
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63	Aaa	60	64,824
Series 2012-C4, Class A3
2.533%	12/10/45	AAA(d)	84	85,342
VNO 2012-6AVE Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30	AAA(d)	101	104,246

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class A4
5.083%	03/15/42		Aaa	$29	$31,373
Series 2006-C25, Class AM
5.737%(c)	05/15/43		Aa2	250	280,332
Series 2006-C29, Class AM
5.339%	11/15/48		A3	98	109,909
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class A4, 144A
4.869%	02/15/44		Aaa	59	69,823

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $6,257,059)					6,321,824

CORPORATE BONDS — 10.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/15/22	(a)	Baa3	60	62,120
Omnicom Group, Inc.,
Gtd. Notes
3.625%	05/01/22		Baa1	180	187,509

					249,629

Aerospace & Defense — 0.1%
BE Aerospace, Inc.,
Sr. Unsec’d. Notes
6.875%	10/01/20		Ba2	95	105,687
Lockheed Martin Corp.,
Unsec’d. Notes, 144A
4.070%	12/15/42		Baa1	140	137,521

					243,208

Agriculture
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
5.650%	05/16/18		A2	130	157,610

Airlines
Air Canada (Canada),
Sr. Sec’d. Notes, 144A
9.250%	08/01/15		B2	140	146,300

Auto Parts & Equipment
Dana Holding Corp.,
Sr. Unsec’d. Notes
6.750%	02/15/21		B2	75	80,625
Delphi Corp.,
Gtd. Notes
5.875%	05/15/19		Ba2	100	107,250

					187,875

Beverages — 0.2%
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
3.150%	11/15/20		Aa3	300	326,453
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.125%	11/01/20		Aa3	300	321,501

					647,954

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.450%	10/01/20		Baa1		$200	$214,083
Life Technologies Corp.,
Sr. Unsec’d. Notes
6.000%	03/01/20		Baa3		100	118,519

						332,602

Chemicals — 0.1%
Celanese US Holdings LLC,
Gtd. Notes
4.625%	11/15/22		Ba2		80	83,800
CF Industries, Inc.,
Gtd. Notes
6.875%	05/01/18		Baa3		200	244,323
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
6.000%	07/15/18		A2		86	106,136

						434,259

Coal
CONSOL Energy, Inc.,
Gtd. Notes
8.250%	04/01/20		B1		100	108,250

Commercial Banks — 1.4%
Ally Financial, Inc.,
Gtd. Notes
5.500%	02/15/17		B1		125	133,720
Bank of America Corp.,
Jr. Sub. Notes
8.000%	12/29/49		B1		110	121,669
Sr. Unsec’d. Notes
5.625%	07/01/20	(a)	Baa2		250	296,407
Canadian Imperial Bank of Commerce (Canada),
Deposit Notes
2.650%	11/08/16		Aa2	CAD	377	385,929
Compass Bank,
Certificate of Deposit
1.150%	06/29/15		NR		245	245,374
Fifth Third Bancorp,
Sub. Notes
4.500%	06/01/18		Baa2		261	289,829
GE Capital Bank,
Certificate of Deposit
1.350%	06/22/16		NR		245	245,042
GE Capital Retail Bank,
Certificate of Deposit
1.800%	06/22/17		NR		245	247,714
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.625%	02/07/16	(a)	A3		154	163,013
Sub. Notes
6.750%	10/01/37		Baa1		270	305,998
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21	(a)	Baa1		150	174,751
PNC Funding Corp.,
Bank Gtd. Notes
3.300%	03/08/22		A3		615	648,342

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%	06/15/15		Ba1	$115	$124,344
7.750%	11/10/14		Ba1	150	166,320
Sallie Mae Bank,
Certificate of Deposit
1.750%	08/15/17		NR	250	252,368
US Bancorp,
Jr. Sub. Notes
3.442%	02/01/16		A3	654	688,701
Sr. Unsec’d. Notes, MTN
1.650%	05/15/17		A1	247	251,668
Wells Fargo & Co.,
Sr. Unsec’d. Notes
5.625%	12/11/17		A2	268	319,645
Westpac Banking Corp. (Australia),
Sr. Unsec’d. Notes
4.875%	11/19/19		Aa2	190	221,664
Zions Bancorporation,
Sr. Unsec’d. Notes
4.000%	06/20/16		BBB-(d)	85	87,448
4.500%	03/27/17		BBB-(d)	295	308,202

					5,678,148

Commercial Services — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
9.625%	03/15/18		B2	153	170,595
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20	(a)	Ba2	110	117,425
Lender Processing Services, Inc.,
Gtd. Notes
5.750%	04/15/23		Ba2	75	77,813
Loyola University of Chicago,
Sr. Unsec’d. Notes
3.199%	07/01/22		A2	72	72,878
PHH Corp.,
Sr. Unsec’d. Notes
9.250%	03/01/16		Ba2	135	157,613
President and Fellows of Harvard College,
Unsec’d. Notes
6.300%	10/01/37		Aaa	302	350,547
Service Corp. International,
Sr. Unsec’d. Notes
6.750%	04/01/16		Ba3	40	44,800

					991,671

Computers — 0.1%
International Business Machines Corp.,
Sr. Unsec’d. Notes
5.700%	09/14/17		Aa3	350	422,680
Stream Global Services, Inc.,
Sr. Sec’d. Notes
11.250%	10/01/14		B1	145	151,525

					574,205

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Containers & Packaging
Ball Corp.,
Gtd. Notes
5.750%	05/15/21		Ba1	$131	$141,807
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
7.375%	05/15/16		Ba3	45	51,300

					193,107

Distribution/Wholesale — 0.1%
Glencore Funding LLC,
Gtd. Notes, 144A
6.000%	04/15/14		Baa2	300	316,847

Diversified Financial Services — 1.2%
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.800%	09/19/16		A2	200	211,609
American Honda Finance Corp.,
Unsec’d. Notes, 144A
1.000%	08/11/15		A1	242	243,364
Citigroup, Inc.,
Notes, MTN
5.500%	10/15/14		Baa2	250	268,210
Sr. Unsec’d. Notes
6.125%	05/15/18		Baa2	250	299,603
Sub. Notes
5.000%	09/15/14		Baa3	222	233,564
Discover Bank,
Certificate of Deposit
1.800%	06/27/17		NR	245	247,679
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
2.500%	01/15/16		Baa3	200	202,465
General Electric Capital Corp.,
Sr. Unsec’d. Notes
5.625%	05/01/18		A1	375	445,325
Sr. Unsec’d. Notes, MTN
4.650%	10/17/21		A1	100	114,104
Goldman Sachs Bank USA,
Certificate of Deposit
1.800%	06/27/17		NR	245	247,679
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.625%	10/02/15		Baa1	185	186,112
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18		Ba3	175	187,906
International Lease Finance Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/22		Ba3	80	84,737
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
8.500%	07/15/19		Baa3	165	197,175
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.150%	07/05/16		A2	324	343,262
3.250%	09/23/22	(a)	A2	540	556,082
National Money Mart Co. (Canada),
Gtd. Notes
10.375%	12/15/16		B2	125	138,125

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
1.000%	02/02/15		A1	$160	$161,185
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
8.600%	08/15/19		Baa2	225	284,992
SLM Corp.,
Sr. Unsec’d. Notes, MTN
7.250%	01/25/22		Ba1	125	137,813

					4,790,991

Electric — 0.5%
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	06/01/20		Ba3	145	166,750
Alabama Power Co.,
Sr. Unsec’d. Notes
5.650%	03/15/35		A2	200	217,453
Ameren Corp.,
Sr. Unsec’d. Notes
8.875%	05/15/14		Baa3	150	164,148
Carolina Power & Light Co.,
First Mortgage
2.800%	05/15/22		A1	159	163,280
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
7.125%	12/01/18		A3	300	391,822
El Paso Electric Co.,
Sr. Unsec’d. Notes
3.300%	12/15/22		Baa2	110	109,296
NiSource Finance Corp.,
Gtd. Notes
5.800%	02/01/42	(a)	Baa3	80	91,087
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
5.625%	11/30/17		A3	192	231,806
PacifiCorp,
First Mortgage
3.850%	06/15/21		A2	164	184,950
PPL Capital Funding, Inc.,
Gtd. Notes
4.200%	06/15/22		Baa3	140	150,556

					1,871,148

Electronics
Kemet Corp.,
Sr. Sec’d. Notes
10.500%	05/01/18		B2	110	108,487

Entertainment & Leisure — 0.1%
AMC Entertainment, Inc.,
Gtd. Notes
8.750%	06/01/19		B2	85	94,137
American Casino & Entertainment Properties LLC,
Sr. Sec’d. Notes
11.000%	06/15/14		B3	165	169,537

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Entertainment & Leisure (continued)
Carnival Corp. (Panama),
Gtd. Notes
1.875%	12/15/17	A3	$80	$80,109

				343,783

Environmental Control
Clean Harbors, Inc.,
Gtd. Notes
5.250%	08/01/20	Ba2	35	36,487
Waste Management, Inc.,
Gtd. Notes
2.900%	09/15/22	Baa3	150	148,417

				184,904

Healthcare Services — 0.1%
Cigna Corp.,
Sr. Unsec’d. Notes
5.375%	02/15/42	Baa2	95	110,605
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes
5.450%	06/15/21	Baa3	100	118,855
6.300%	08/15/14	Baa3	150	162,030
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	05/15/21	B3	125	135,625
Humana, Inc.,
Sr. Unsec’d. Notes
4.625%	12/01/42	Baa3	35	35,343

				562,458

Hotels & Motels — 0.1%
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
4.250%	03/01/22	Baa3	100	103,252
7.375%	03/01/20	Baa3	100	120,372

				223,624

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
8.250%	08/15/18	Baa1	420	551,832
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/21	Baa2	100	117,291
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
6.500%	05/01/42	Baa2	150	168,756
Lincoln National Corp.,
Sr. Unsec’d. Notes
8.750%	07/01/19	Baa2	100	133,730
MetLife, Inc.,
Jr. Sub. Notes
10.750%	08/01/69	Baa2	300	453,000
Willis North America, Inc.,
Gtd. Notes
7.000%	09/29/19	Baa3	100	117,847

				1,542,456

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Internet — 0.1%
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22	Baa1	$66	$65,051
Equinix, Inc.,
Sr. Unsec’d. Notes
8.125%	03/01/18	Ba2	118	130,095
Google, Inc.,
Sr. Unsec’d. Notes
3.625%	05/19/21	Aa2	191	212,552

				407,698

Investment Companies — 0.1%
Temasek Financial I Ltd. (Singapore),
Gtd. Notes, 144A
2.375%	01/23/23	Aaa	250	246,227

Machinery–Construction & Mining — 0.1%
Caterpillar, Inc.,
Sr. Unsec’d. Notes
7.900%	12/15/18	A2	443	600,912

Media — 0.4%
CC Holdings GS V LLC,
Sr. Sec’d. Notes, 144A
3.849%	04/15/23(a)	Baa3	100	101,731
Comcast Corp.,
Gtd. Notes
4.650%	07/15/42	Baa1	105	110,677
6.300%	11/15/17	Baa1	200	245,353
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.150%	03/15/42	Baa2	135	136,543
6.375%	03/01/41	Baa2	150	173,583
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21(a)	Ba2	20	22,800
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
4.450%	01/15/43	Baa2	110	111,390
5.150%	04/30/20	Baa2	200	237,091
News America, Inc.,
Gtd. Notes, 144A
3.000%	09/15/22	Baa1	150	150,675
Time Warner Cable, Inc.,
Gtd. Notes
4.500%	09/15/42	Baa2	35	34,134
8.750%	02/14/19	Baa2	275	371,019
Walt Disney Co. (The),
Sr. Unsec’d. Notes
2.750%	08/16/21	A2	98	102,319

				1,797,315

Metals & Mining — 0.1%
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42	Baa1	175	192,456
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
1.875%	11/21/16	A1	115	118,574

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Xstrata Finance Canada Ltd. (Canada),
Gtd. Notes, 144A
4.000%	10/25/22	Baa2		$125	$126,351

					437,381

Miscellaneous Manufacturers — 0.2%
Eaton Corp.,
Gtd. Notes, 144A
2.750%	11/02/22	Baa1		205	204,367
General Electric Co.,
Sr. Unsec’d. Notes
2.700%	10/09/22(a)	Aa3		534	544,310

					748,677

Multi-National — 0.4%
Corp. Andina De Fomento (Supranational Bank),
Sr. Unsec’d. Notes
4.375%	06/15/22	Aa3		195	211,139
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes, MTN
4.500%	03/07/17	Aaa	AUD	240	260,181
International Finance Corp. (Supranational Bank),
Sr. Unsec’d. Notes, MTN
3.250%	07/26/17	Aaa	AUD	310	319,648
5.750%	07/28/20	Aaa	AUD	265	309,964
Nordic Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
4.125%	03/16/17	Aaa	NZD	232	197,979
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22	Aaa		171	172,465

					1,471,376

Oil & Gas — 1.2%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
8.700%	03/15/19	Baa3		97	130,898
Apache Corp.,
Sr. Unsec’d. Notes
2.625%	01/15/23	A3		506	505,051
Berry Petroleum Co.,
Sr. Unsec’d. Notes
10.250%	06/01/14	B1		145	160,587
Bill Barrett Corp.,
Gtd. Notes
7.625%	10/01/19	B1		80	84,400
9.875%	07/15/16	B1		115	124,775
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.500%	11/06/22	A2		295	292,296
3.200%	03/11/16	A2		384	409,622
3.245%	05/06/22	A2		350	368,727
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21	Ba3		150	155,625
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22	Aa1		243	243,399

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas (continued)
ConocoPhillips,
Gtd. Notes
5.750%	02/01/19	A1	$175	$215,236
EV Energy Partners LP/EV Energy Finance Corp.,
Gtd. Notes
8.000%	04/15/19	B3	160	169,800
Hornbeck Offshore Services, Inc.,
Gtd. Notes
8.000%	09/01/17	Ba3	145	155,150
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
8.625%	04/15/20	B2	100	109,000
Offshore Group Investment Ltd. (Cayman Islands),
Sr. Sec’d. Notes
11.500%	08/01/15	B3	55	59,950
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21(a)	A3	250	281,455
6.750%	01/27/41	A3	75	95,032
Plains Exploration & Production Co.,
Gtd. Notes
6.625%	05/01/21	B1	86	94,707
Pride International, Inc.,
Gtd. Notes
8.500%	06/15/19	Baa1	285	376,001
Sempra Energy,
Sr. Unsec’d. Notes
9.800%	02/15/19	Baa1	100	140,013
Shell International Finance BV (Netherlands),
Gtd. Notes
2.250%	01/06/23	Aa1	168	165,973
Statoil ASA (Norway),
Gtd. Notes
2.450%	01/17/23(a)	Aa2	283	282,337
Transocean, Inc. (Cayman Islands),
Gtd. Notes
6.375%	12/15/21	Baa3	100	121,531
Weatherford International Ltd. (Bermuda),
Gtd. Notes
5.950%	04/15/42(a)	Baa2	160	173,656

				4,915,221

Paper & Forest Products — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
9.375%	05/15/19	Baa3	150	204,557

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Gtd. Notes, 144A
2.900%	11/06/22	Baa1	335	341,157
Express Scripts Holding Co.,
Gtd. Notes, 144A
2.650%	02/15/17	Baa3	100	103,939
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
1.500%	05/08/17	A1	160	162,326
Mylan, Inc.,
Gtd. Notes, 144A
6.000%	11/15/18	Baa3	160	176,711

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Co. BV (Curacao),
Gtd. Notes
3.650%	11/10/21	A3	$120	$128,428
Teva Pharmaceutical Finance IV LLC,
Gtd. Notes
2.250%	03/18/20	A3	130	131,160

				1,043,721

Pipelines — 0.3%
Copano Energy LLC/Copano Energy Finance Corp.,
Gtd. Notes
7.125%	04/01/21	B1	123	132,071
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21	Baa2	100	106,270
EL Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
5.000%	10/01/21(a)	Ba1	220	249,318
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
9.700%	03/15/19	Baa3	250	336,755
Genesis Energy LP/Genesis Energy Finance Corp.,
Gtd. Notes
7.875%	12/15/18	B2	120	128,100
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.450%	02/15/23	Baa2	160	164,784
Sunoco Logistics Partners Operations LP,
Gtd. Notes
4.650%	02/15/22	Baa3	100	108,939
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.375%	06/01/21	Baa3	150	171,509

				1,397,746

Real Estate — 0.1%
CB Richard Ellis Services, Inc.,
Gtd. Notes
6.625%	10/15/20	Ba1	100	109,375
WEA Finance LLC,
Gtd. Notes, 144A
4.625%	05/10/21	A2	200	223,942

				333,317

Real Estate Investment Trusts — 0.4%
American Tower Corp.,
Sr. Unsec’d. Notes
4.700%	03/15/22	Baa3	120	132,770
Brandywine Operating Partnership LP,
Gtd. Notes
7.500%	05/15/15	Baa3	100	112,274
Felcor Lodging LP,
Sr. Sec’d. Notes
10.000%	10/01/14	B2	80	92,400
Sr. Sec’d. Notes, 144A
5.625%	03/01/23	B2	130	129,350
ProLogis LP,
Gtd. Notes
6.625%	05/15/18	Baa2	150	181,174

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Simon Property Group LP,
Sr. Unsec’d. Notes
10.350%	04/01/19(a)	A3	$250	$357,497
SL Green Realty Corp.,
Sr. Unsec’d. Notes
5.000%	08/15/18	Ba1	120	130,312
Sr. Housing Properties Trust,
Sr. Unsec’d. Notes
6.750%	04/15/20	Baa3	150	170,673
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.750%	06/01/21	Baa2	160	174,972

				1,481,422

Retail — 0.3%
AutoZone, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/23	Baa2	225	220,532
CVS Pass-Through Trust,
Pass-Through Certificates, 144A
7.507%	01/10/32	Baa2	236	310,462
Toys R Us Property Co. I LLC,
Gtd. Notes
10.750%	07/15/17	B3	40	43,100
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.500%	08/15/37	Aa2	445	625,757

				1,199,851

Schools — 0.1%
George Washington University (The),
Bonds
3.485%	09/15/22	A1	300	317,343
Notes
1.827%	09/15/17	A1	91	92,677

				410,020

Semiconductors — 0.1%
Intel Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22	A1	220	219,692
4.000%	12/15/32	A1	165	164,008

				383,700

Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.200%	06/01/19	Aaa	200	230,562

Telecommunications — 0.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
1.600%	02/15/17	A2	274	277,217
2.625%	12/01/22	A2	151	151,248
3.000%	02/15/22	A2	109	113,363
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.900%	02/15/39	A1	175	227,754

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Frontier Communications Corp.,
Sr. Unsec’d. Notes
7.875%	01/15/27	Ba2		$150	$152,250
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21	Baa3		175	205,094
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
8.750%	11/01/18	A3		163	226,321
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes
8.375%	10/15/19	Ba2		100	113,500
Windstream Corp.,
Gtd. Notes
7.750%	10/15/20	Ba3		85	91,800

					1,558,547

Transportation — 0.4%
Burlington Northern and Santa Fe Railway Co.,
Pass-Through Certificates
4.830%	01/15/23	Aa2		326	360,141
5.720%	01/15/24	Aa2		106	123,931
CSX Transportation, Inc.,
Sec’d. Notes
6.251%	01/15/23	A1		181	218,421
Federal Express Corp. 1998 Pass-Through Trust,
Pass-Through Certificates
6.720%	07/15/23	A2		171	206,488
Ship Finance International Ltd. (Bermuda),
Gtd. Notes
8.500%	12/15/13	B3		100	100,125
Union Pacific Railroad Co.,
Pass-Through Certificates
8.000%	01/10/21	Aa3		329	384,081
Vessel Management Services, Inc.,
Gov’t. Gtd. Notes
3.477%	01/16/37	NR		176	182,905

					1,576,092

TOTAL CORPORATE BONDS (cost $39,433,082)					40,333,858

FOREIGN GOVERNMENT BONDS — 0.9%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
4.250%	07/21/17	Aaa	AUD	596	658,078
Canadian Government Bond (Canada),
Unsec’d. Notes
1.000%	02/01/15	Aaa	CAD	255	255,608
Malaysia Government Bond (Malaysia),
Unsec’d. Notes
3.580%	09/28/18	NR	MYR	900	298,149
New South Wales Treasury Corp. (Australia),
Gov’t. Gtd. Notes
4.000%	02/20/17	Aaa	AUD	272	289,623
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
6.000%	12/15/17	Aaa	NZD	800	754,264

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
4.950%	01/15/21	Ba1	PHP	8,000	$215,038
Province of Manitoba Canada (Canada),
Debs.
9.500%	09/15/18	AA(d)		$70	98,302
Queensland Treasury Corp. (Australia),
Gov’t. Gtd. Notes
6.000%	02/21/18	Aa1	AUD	254	292,065
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
12.500%	01/05/22	Baa2	BRL	425	310,836
South Africa Government Bond (South Africa),
Bonds
6.250%	03/31/36	Baa1	ZAR	3,150	301,419

TOTAL FOREIGN GOVERNMENT BONDS (cost $3,363,643)					3,473,382

RESIDENTIAL MORTGAGE-BACKED
SECURITIES — 0.3%
Fannie Mae REMICS,
Series 2005-69, Class AG
5.000%	08/25/35	Aaa		198	222,000
Series 2012-75, Class DI, IO
5.500%(c)	07/25/27	Aaa		1,004	100,943
Freddie Mac REMICS,
Series 2934, Class HI, IO
5.000%	02/15/20	Aaa		170	16,480
Series 3634, Class BA
4.500%	08/15/27	Aaa		41	42,100
Series 3954, Class PD
2.000%	07/15/41	Aaa		168	170,469
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16, Class 5A3
5.331%(c)	11/25/34	Ba2		72	71,552
Thornburg Mortgage Securities Trust,
Series 2007-4, Class 3A1
6.108%(c)	09/25/37	B2		256	262,256
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR14, Class A1
5.331%(c)	08/25/35	B1		164	165,012

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,063,251)					1,050,812

U.S. GOVERNMENT AGENCY
OBLIGATIONS — 8.2%
Federal Farm Credit Banks
0.236%(c)	09/22/15			1,919	1,917,931
0.259%	01/17/17			421	420,661
Federal Home Loan Banks
0.700%	11/17/15			810	810,041
0.710%	11/17/15			650	650,033
3.240%	06/11/27			225	225,048
Federal Home Loan Mortgage Corp.
3.000%	11/01/42			74	77,114
3.500%	04/01/32-07/01/42			582	621,326
5.625%	11/23/35			986	1,111,929
Federal National Mortgage Assoc.
0.875%	10/26/17			224	224,907

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
2.500%	09/13/22	$193	$193,470
3.000%	12/01/26-10/01/42	2,868	3,014,103
3.000%	TBA	106	111,068
3.500%	02/01/41-09/01/42	4,001	4,287,483
4.000%	12/01/40-08/01/42	7,614	8,247,032
4.500%	05/01/40-07/01/41	3,578	3,902,115
5.000%	10/01/41	2,189	2,389,901
5.380%	11/13/28	346	377,081
5.410%	01/13/23	105	110,319
6.000%	04/18/36	1,909	2,231,029
6.210%	08/06/38	144	218,610
Government National Mortgage Assoc.
4.000%	11/15/24	605	652,030
Tennessee Valley Authority
5.250%	09/15/39	640	842,058
5.880%	04/01/36	489	679,428

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $33,138,823)			33,314,717

U.S. TREASURY OBLIGATIONS — 4.8%
U.S. Treasury Bonds
2.750%	08/15/42-11/15/42	1,442	1,390,590
4.500%	02/15/36	112	147,403
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.500%	04/15/15	1,424	1,586,017
0.625%	04/15/13	1,506	1,646,106
1.250%	04/15/14	871	981,474
1.875%	07/15/13	243	310,977
U.S. Treasury Notes
0.625%	09/30/17	898	896,386
0.875%	01/31/17	882	893,714
1.000%	03/31/17-08/31/19	2,029	2,037,988
1.625%	08/15/22-11/15/22	7,754	7,695,858
1.875%	04/30/14	1,750	1,788,350

TOTAL U.S. TREASURY OBLIGATIONS (cost $19,457,629)			19,374,863

TOTAL LONG-TERM INVESTMENTS (cost $364,246,434)			381,757,718

		Shares
SHORT-TERM INVESTMENTS — 14.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 14.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $56,802,194; includes $30,238,029 of cash collateral received for securities on loan)(b)(w)(Note 4)		56,802,194	56,802,194

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

FOREIGN TREASURY OBLIGATION(n) — 0.1%
Canadian Treasury Bills (cost $358,178)
1.150%	03/14/13	CAD	360	$361,252

TOTAL SHORT-TERM INVESTMENTS (cost $57,160,372)				57,163,446

TOTAL INVESTMENTS — 108.6% (cost $421,406,806)				438,921,164
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (8.6)%				(34,725,329)

NET ASSETS — 100.0%				$404,195,835

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
EAFE	Europe, Australia, Far East
IO	Interest Only
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PRFC	Preference Shares
QMTF	Quote Multilateral Trading Facility
REMICS	Real Estate Mortgage Investment Conduit
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $28,897,323; cash collateral of $30,238,029 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(n)	Rates shown are the effective yields at purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
New Zealand Dollar, Expiring 02/13/13	Westminster Research Associates LLC	NZD	245	$201,270	$201,891	$621

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 03/07/13	Westminster Research Associates LLC	AUD	2,038	$2,114,694	$2,106,521	$8,173
Canadian Dollar, Expiring 02/25/13	Barclays Capital Group	CAD	490	488,302	492,032	(3,730)
New Zealand Dollar, Expiring 02/13/13	Westminster Research Associates LLC	NZD	1,172	959,479	965,340	(5,861)

				$3,562,475	$3,563,893	$(1,418)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$207,699,511	$63,535,474	$—
Exchange Traded Funds	2,873,235	—	—
Preferred Stock	344,340	—	—
Asset-Backed Securities	—	2,445,783	—
Certificates of Deposit	—	989,919	—
Commercial Mortgage-Backed
Securities	—	6,321,824	—
Corporate Bonds	—	40,333,858	—
Foreign Government Bonds	—	3,473,382	—
Foreign Treasury Obligation	—	361,252	—
Residential Mortgage-Backed Securities	—	1,050,812	—
U.S. Government Agency Obligations	—	33,314,717	—
U.S. Treasury Obligations	—	19,374,863	—
Affiliated Money Market Mutual Fund	56,802,194	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(797)	—

Total	$267,719,280	$171,201,087	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (7.5% represents investments purchased with collateral from securities on loan)	14.0%
U.S. Government Agency Obligations	8.2
Oil & Gas	7.8
Commercial Banks	5.4
U.S. Treasury Obligations	4.8
Pharmaceuticals	4.3
Computers	4.2
Insurance	4.2
Retail	3.8
Diversified Financial Services	3.6
Chemicals	2.9
Healthcare Services	2.8
Media	2.4
Telecommunications	2.4
Commercial Services	2.3
Electronics	2.3
Software	2.3
Aerospace & Defense	1.9
Semiconductors	1.7
Engineering & Construction	1.6
Commercial Mortgage-Backed Securities	1.6
Healthcare Products	1.5
Miscellaneous Manufacturers	1.3
Food	1.3
Beverages	1.2
Electric	1.1
Pipelines	1.0
Environmental Control	0.9
Metals & Mining	0.9
Diversified Machinery	0.9
Foreign Government Bonds	0.9
Auto Parts & Equipment	0.8

Internet	0.8%
Distribution/Wholesale	0.8
Transportation	0.8
Exchange Traded Funds	0.7
Industrial Products	0.7
Electronic Components & Equipment	0.6
Asset-Backed Securities	0.6
Apparel	0.6
Paper & Forest Products	0.5
Investment Companies	0.5
Computer Services & Software	0.4
Cosmetics/Personal Care	0.4
Real Estate	0.4
Entertainment & Leisure	0.4
Multi-National	0.4
Real Estate Investment Trusts	0.3
Containers & Packaging	0.3
Financial - Bank & Trust	0.3
Machinery - Construction & Mining	0.3
Holding Companies - Diversified	0.3
Advertising	0.3
Residential Mortgage-Backed Securities	0.3
Hotels & Motels	0.3
Certificates of Deposit	0.2
Agriculture	0.2
Airlines	0.2
Water	0.2
Building Materials	0.2
Schools	0.1
Foreign Treasury Obligations	0.1
Biotechnology	0.1

108.6
Liabilities in excess of other assets	(8.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$8,794	Unrealized depreciation on foreign currency forward contracts	$9,591

The effects of derivative instruments on the Statement of Operations for the period April 30, 2012* through December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(181,065)

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(797)

For the period April 30, 2012* through December 31, 2012, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $130,854 and the average value at settlement date receivable for foreign currency exchange sale contracts was $3,275,027.

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $28,897,323:
Unaffiliated investments (cost $364,604,612)	$382,118,970
Affiliated investments (cost $56,802,194)	56,802,194
Dividends and interest receivable	1,020,919
Receivable for fund share sold	794,144
Receivable for investments sold	377,486
Tax reclaim receivable	28,684
Unrealized appreciation on foreign currency forward contracts	8,794
Prepaid expenses	2,097

Total Assets	441,153,288

LIABILITIES:
Payable to broker for collateral for securities on loan	30,238,029
Payable for investments purchased	5,863,324
Payable to custodian	559,304
Accrued expenses and other liabilities	149,943
Advisory fees payable	127,862
Unrealized depreciation on foreign currency forward contracts	9,591
Shareholder servicing fees payable	8,177
Affiliated transfer agent fee payable	478
Foreign withheld taxes payable	394
Payable for fund share repurchased	351

Total Liabilities	36,957,453

NET ASSETS	$404,195,835

Net assets were comprised of:
Paid-in capital	$361,393,271
Retained earnings	42,802,564

Net assets, December 31, 2012	$404,195,835

Net asset value and redemption price per share, $404,195,835 / 39,195,200 outstanding shares of beneficial interest	$10.31

STATEMENT OF OPERATIONS

April 30, 2012* through December 31, 2012

INCOME
Unaffiliated dividend income (net of $94,095 foreign withholding tax)	$3,391,456
Interest income	1,416,412
Affiliated dividend income	37,075
Affiliated income from securities lending, net	23,860

4,868,803

EXPENSES
Advisory fees	1,982,801
Shareholder servicing fees and expenses	233,270
Custodian and accounting fees	170,000
Audit fee	30,000
Trustees’ fees	9,000
Legal fees and expenses	8,000
Shareholders’ reports	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	7,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	2,000
Loan interest expense (Note 7)	91
Miscellaneous	15,176

Total expenses	2,469,338
Less: shareholder servicing fee waiver	(6,326)

Net expenses	2,463,012

NET INVESTMENT INCOME	2,405,791

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	26,981,536
Foreign currency transactions	(210,643)

26,770,893

Net change in unrealized appreciation (depreciation) on:
Investments	(14,884,739)
Foreign currencies	2,320

(14,882,419)

NET GAIN ON INVESTMENTS	11,888,474

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,294,265

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2012* though December 31, 2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$2,405,791
Net realized gain (loss) on investment and foreign currency transactions	26,770,893
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(14,882,419)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,294,265

DISTRIBUTIONS	(3,890,798)

FUND SHARE TRANSACTIONS:
Fund share sold [10,373,767 shares]	103,074,026
Fund share issued in reinvestment of distributions [411,725 shares]	3,890,798
Net asset value of shares issued in merger [37,338,425 shares] (Note 10)	373,354,376
Fund share repurchased [8,928,717 shares]	(86,526,832)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	393,792,368

TOTAL INCREASE IN NET ASSETS	404,195,835
NET ASSETS:
Beginning of period	—

End of period	$404,195,835

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.7%
COMMON STOCKS — 91.2%	Shares	Value (Note 2)
Argentina — 0.6%
Arcos Dorados Holdings, Inc. (Class A Stock)(a)	41,300	$493,948
Banco Macro SA, ADR*(a)	43,690	792,537
BBVA Banco Frances SA, ADR*	54,800	275,644
Cresud SACIF y A, ADR(g)	145,601	1,211,400
Grupo Financiero Galicia SA, ADR(a)	106,030	701,919
IRSA Inversiones y Representaciones SA, ADR	26,280	183,172
MercadoLibre, Inc.(a)	18,900	1,484,973
Pampa Energia SA, ADR*	44,400	152,736
Petrobras Argentina SA (Class B Stock)(g)	96,144	66,111
Petrobras Argentina SA, ADR	325,088	1,544,168
Telecom Argentina SA, ADR	113,730	1,294,247
Transportadora de Gas del Sur SA, ADR	68,030	119,733

		8,320,588

Botswana — 0.4%
Barclays Bank of Botswana Ltd.(g)	272,230	229,040
Botswana Insurance Holdings Ltd.(g)	425,050	565,086
First National Bank of Botswana(g)	2,827,716	1,017,016
Letshego Holdings Ltd.(g)	8,368,728	2,096,178
Sechaba Breweries Ltd.(g)	464,634	939,995
Standard Chartered Bank Botswana Ltd.(g)	245,110	314,844

		5,162,159

Brazil — 3.1%
All America Latina Logistica SA	188,000	763,018
Banco Bradesco SA, ADR	20,600	357,822
Banco do Brasil SA	115,475	1,443,790
Banco Santander Brasil SA	136,200	995,807
BM&FBOVESPA SA	258,799	1,769,566
BR Malls Participacoes SA	59,500	785,197
BR Properties SA	48,500	604,029
BRF - Brasil Foods SA	110,760	2,282,278
Brookfield Incorporacoes SA	226,200	377,829
CCR SA	241,000	2,289,353
CETIP SA - Mercados Organizados	35,500	440,217
Cia de Saneamento Basico do Estado de Sao Paulo	27,000	1,145,538
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	3,200	267,424
Cia de Saneamento de Minas
Gerais-COPASA	17,400	371,795
Cia Energetica de Minas Gerais, ADR	86,450	938,847
Cia Hering	25,600	525,003
Cia Paranaense de Energia, ADR(a)	15,400	236,390
Cia Siderurgica Nacional SA	93,300	540,434
Cielo SA	100,880	2,807,888
Cosan SA Industria e Comercio	26,500	540,354
CPFL Energia SA	44,100	460,923
CPFL Energia SA, ADR(a)	13,800	289,248
Cyrela Brazil Realty SA Empreendimentos e Participacoes	58,900	514,638
Diagnosticos da America SA	76,200	490,881
EcoRodovias Infraestructura e Logistica SA	.65,600	554,276
EDP - Energias do Brasil SA	69,000	420,908
Embraer SA	72,000	508,132
Embraer SA, ADR	31,600	900,916
Even Construtora e Incorporadora SA	64,600	296,576

COMMON STOCKS (continued)	Shares	Value (Note 2)
Brazil (continued)
Hypermarcas SA*	83,000	$673,729
Iochpe-Maxion SA	42,600	569,040
JBS SA*	135,967	398,438
Light SA	23,000	250,725
Localiza Rent a Car SA	47,000	860,806
Lojas Renner SA	22,500	876,374
Marfrig Alimentos SA*	85,440	353,861
MRV Engenharia e Participacoes SA	104,900	613,774
Multiplan Empreendimentos Imobiliarios SA	13,200	388,103
Natura Cosmeticos SA	43,900	1,257,287
OGX Petroleo e Gas Participacoes SA*	243,700	521,322
Oi SA	15,858	70,945
Oi SA, ADR(a)	74,100	297,141
PDG Realty SA Empreendimentos e Participacoes	251,300	406,253
Petroleo Brasileiro SA, ADR	176,800	3,412,240
Qualicorp SA*	55,600	575,959
Souza Cruz SA	74,900	1,127,067
Tim Participacoes SA	238,033	953,295
Totvs SA	62,700	1,236,851
Tractebel Energia SA	46,500	757,399
Ultrapar Participacoes SA	50,800	1,148,489
Vigor Alimentos SA(g)	7,233	20,489
Weg SA	105,800	1,395,165

		42,083,829

Bulgaria — 0.1%
CB First Investment Bank AD*(g)	155,563	147,659
Central Cooperative Bank AD*(g)	87,402	33,385
Chimimport AD*(g)	265,946	149,682
Corporate Commercial Bank AD*(g)	3,940	222,942
Industrial Holding Bulgaria PLC*(g)	72,512	34,255
MonBat AD(g)	48,227	152,479
Olovno Tzinkov Komplex AD*	9,086	368
Petrol AD*(g)	90,727	397,979
Sopharma AD Sofia(g)	197,237	279,523

		1,418,272

Chile — 3.0%
Administradora de Fondos de Pensiones
Provida SA, ADR	4,700	488,800
AES Gener SA	955,600	613,680
Aguas Andinas SA	899,200	638,089
Almendral SA	2,494,900	380,423
Antarchile SA	33,100	511,624
Banco de Chile	18,898,712	3,054,979
Banco de Credito e Inversiones	27,363	1,883,032
Banco Santander Chile	37,036,350	2,608,597
Banmedica SA	148,000	360,146
Besalco SA	328,200	599,720
CAP SA	33,150	1,111,693
Cencosud SA	382,322	2,072,724
Cia Cervecerias Unidas SA, ADR(a)	27,250	861,917
Cia General de Electricidad SA	91,310	528,311
Cia Sud Americana de Vapores SA*	1,975,000	176,399
Colbun SA*	2,973,750	820,227
CorpBanca SA	49,476,400	664,301
E.CL SA	168,600	395,871
Embotelladora Andina SA (Class B Stock), ADR	23,250	882,803

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chile (continued)
Empresa Nacional de Electricidad SA	1,037,300	$1,685,919
Empresas CMPC SA	458,920	1,694,673
Empresas COPEC SA	187,350	2,657,376
Enersis SA	3,656,700	1,342,916
Enersis SA, ADR	10,400	189,488
ENTEL Chile SA	38,750	801,249
Forus SA	48,000	270,154
Inversiones Aguas Metropolitanas SA	126,600	255,141
Latam Airlines Group SA, ADR(a)	82,950	1,954,302
Latam Airlines Group SA, BDR*	21,870	502,022
Masisa SA	887,050	92,735
Parque Arauco SA	338,100	837,217
Quinenco SA	97,600	313,951
Ripley Corp. SA	603,700	575,706
SACI Falabella	341,350	3,516,101
Salfacorp SA	330,000	675,254
Sigdo Koppers SA	388,719	937,148
Sociedad Matriz SAAM SA	2,205,812	264,467
Sociedad Quimica y Minera de Chile SA, ADR	40,000	2,305,600
Sonda SA	358,925	1,140,463
Vina Concha y Toro SA	238,950	465,467
Vina Concha y Toro SA, ADR	2,800	107,184

		41,237,869

China — 9.9%
AAC Technologies Holdings, Inc	200,000	709,164
Agricultural Bank of China Ltd. (Class H Stock)	2,916,000	1,471,549
Air China Ltd. (Class H Stock)	846,000	724,436
Aluminum Corp. of China Ltd. (Class H Stock)*	1,066,000	501,280
Anhui Conch Cement Co. Ltd. (Class H Stock)	261,500	976,797
AsiaInfo-Linkage, Inc.*	26,200	284,270
AviChina Industry & Technology Co. Ltd. (Class H Stock)	692,000	311,102
Baidu, Inc., ADR*(a)	52,300	5,245,167
Bank of China Ltd. (Class H Stock)	8,308,000	3,762,550
Bank of Communications Co. Ltd. (Class H Stock)	1,119,800	856,363
BBMG Corp. (Class H Stock)	342,000	318,553
Beijing Capital International Airport Co. Ltd. (Class H Stock)	732,000	531,338
Beijing Enterprises Holdings Ltd.	125,000	819,910
Brilliance China Automotive Holdings Ltd.*	842,000	1,058,131
BYD Co. Ltd. (Class H Stock)*	194,000	594,589
Chaoda Modern Agriculture Holdings Ltd.*	821,520	—
China Agri-Industries Holdings Ltd	804,000	456,870
China CITIC Bank Corp. Ltd. (Class H Stock)	1,685,000	1,021,144
China Coal Energy Co. Ltd. (Class H Stock)	964,000	1,071,360
China Communications Construction Co. Ltd. (Class H Stock)	984,000	968,910
China Communications Services Corp. Ltd. (Class H Stock)	638,000	372,833
China Construction Bank Corp. (Class H Stock)	9,079,670	7,420,016
China COSCO Holdings Co. Ltd. (Class H Stock)*	1,014,500	509,606

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
China Everbright International Ltd.	578,000	$296,518
China Everbright Ltd.	172,000	338,910
China High Speed Transmission Equipment Group Co. Ltd.*	619,000	246,882
China Life Insurance Co. Ltd. (Class H Stock)	830,000	2,749,012
China Longyuan Power Group Corp. (Class H Stock)	701,000	493,281
China Mengniu Dairy Co. Ltd.	392,000	1,120,479
China Merchants Bank Co. Ltd. (Class H Stock)	574,769	1,292,281
China Merchants Holdings International Co. Ltd.	258,000	842,562
China Minsheng Banking Corp Ltd. (Class H Stock)	863,000	1,013,782
China Mobile Games & Entertainment Group Ltd., ADR	1,038	4,360
China Mobile Ltd.	1,139,000	13,403,412
China National Building Material Co. Ltd. (Class H Stock)	516,000	774,770
China Oilfield Services Ltd. (Class H Stock)	324,000	679,353
China Overseas Land & Investment Ltd.	426,720	1,297,412
China Pacific Insurance Group Co. Ltd. (Class H Stock)	171,400	646,264
China Petroleum & Chemical Corp. (Class H Stock)	2,496,000	2,873,581
China Railway Group Ltd. (Class H Stock)	1,043,000	620,187
China Resources Enterprise Ltd.	406,000	1,485,861
China Resources Land Ltd.	324,000	897,706
China Resources Power Holdings Co. Ltd.	479,400	1,235,145
China Shanshui Cement Group Ltd.	551,000	412,332
China Shenhua Energy Co. Ltd. (Class H Stock)	612,500	2,743,583
China Shineway Pharmaceutical Group Ltd.	200,000	342,264
China Shipping Container Lines Co. Ltd. (Class H Stock)*	1,105,000	327,037
China Shipping Development Co. Ltd. (Class H Stock)	590,000	346,799
China Taiping Insurance Holdings Co. Ltd.*	201,800	413,646
China Telecom Corp. Ltd. (Class H Stock)	3,250,000	1,837,697
China Unicom Hong Kong Ltd.	1,144,052	1,860,146
China Vanke Co. Ltd. (Class B Stock)	337,400	544,134
China Yurun Food Group Ltd.*	389,000	287,797
Chongqing Changan Automobile Co. Ltd. (Class B Stock)	743,904	419,237
CITIC Pacific Ltd.	343,000	518,941
CNOOC Ltd.	2,389,000	5,262,998
COSCO Pacific Ltd.	498,000	722,082
Country Garden Holdings Co. Ltd.*	1,021,831	545,925
Ctrip.com International Ltd., ADR*(a)	73,400	1,672,786
Datang International Power Generation Co. Ltd. (Class H Stock)	892,000	342,979
Dongfang Electric Corp. Ltd. (Class H Stock)	259,600	534,352
Dongfeng Motor Group Co. Ltd. (Class H Stock)	716,000	1,127,273
Evergrande Real Estate Group Ltd.	746,000	420,788
Focus Media Holding Ltd., ADR	41,500	1,065,720
Golden Eagle Retail Group Ltd.	242,000	602,734
Guangdong Investment Ltd.	756,000	598,773

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	717,909	$647,267
Home Inns & Hotels Management, Inc., ADR*(a)	30,000	867,000
Huaneng Power International, Inc. (Class H Stock)	1,074,000	1,003,307
Industrial & Commercial Bank of China Ltd. (Class H Stock)	8,930,000	6,445,467
Inner Mongolia Yitai Coal Co. Ltd. (Class B Stock)	100,892	573,975
Jiangsu Expressway Co. Ltd. (Class H Stock)	274,000	285,278
Jiangxi Copper Co. Ltd. (Class H Stock)	305,000	821,611
Kingboard Chemical Holdings Ltd.	137,500	496,526
Kunlun Energy Co. Ltd.	612,000	1,293,977
Lenovo Group Ltd.	1,040,000	958,942
Li Ning Co. Ltd.*	367,000	242,318
Maanshan Iron & Steel (Class H Stock)*	1,180,000	367,615
Mindray Medical International Ltd., ADR(a)	21,600	706,320
NetEase, Inc., ADR*(a)	14,700	625,485
New Oriental Education & Technology Group, Inc., ADR(a)	136,700	2,656,081
Nine Dragons Paper Holdings Ltd.	733,000	681,031
NVC Lighting Holdings Ltd.	2,203,000	582,612
Parkson Retail Group Ltd.	493,500	401,103
PetroChina Co. Ltd. (Class H Stock)	3,042,000	4,388,592
PICC Property & Casualty Co. Ltd. (Class H Stock)	472,000	674,142
Ping An Insurance (Group) Co. of China Ltd. (Class H Stock)	253,500	2,162,281
Poly Property Group Co. Ltd.*	323,000	258,598
Ports Design Ltd.	432,500	346,435
Real Gold Mining Ltd.*	209,000	—
Semiconductor Manufacturing International Corp.*	10,292,000	524,639
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	648,000	650,200
Shanghai Electric Group Co. Ltd. (Class H Stock)	1,012,000	440,799
Shanghai Haixin Group Co. (Class B Stock)*	65,000	26,650
Shanghai Industrial Holdings Ltd.	155,000	552,672
Shimao Property Holdings Ltd.	199,500	385,115
Sihuan Pharmaceutical Holdings Group Ltd.	988,000	438,571
SINA Corp.*	13,900	698,058
Sino Biopharmaceutical Ltd.	1,232,000	594,107
Sino-Ocean Land Holdings Ltd.	701,000	533,125
Sinopharm Group Co. Ltd. (Class H Stock)	245,200	778,638
Soho China Ltd.	315,000	256,139
Sohu.com, Inc.*	17,100	809,514
Tencent Holdings Ltd.	176,100	5,775,500
Tingyi Cayman Islands Holding Corp.	468,000	1,316,702
Tsingtao Brewery Co. Ltd. (Class H Stock)	106,000	631,791
Want Want China Holdings Ltd.	1,111,400	1,557,523
Weichai Power Co. Ltd. (Class H Stock)	162,000	732,195
Wumart Stores, Inc. (Class H Stock)	137,000	296,324
WuXi PharmaTech Cayman, Inc., ADR*	26,200	412,650
Yangzijiang Shipbuilding Holdings Ltd.	635,000	508,750
Yantai Changyu Pioneer Wine Co. Ltd. (Class B Stock)	108,690	643,119

COMMON STOCKS (continued)	Shares	Value (Note 2)
China (continued)
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	496,000	$845,513
Zhaojin Mining Industry Co. Ltd. (Class H Stock)	160,000	256,093
Zhejiang Expressway Co. Ltd. (Class H Stock)	374,000	295,840
Zhongsheng Group Holdings Ltd.	270,000	414,503
Zijin Mining Group Co. Ltd. (Class H Stock)	1,492,000	600,700
Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (Class H Stock)	270,400	407,164
ZTE Corp. (Class H Stock)	138,808	238,334

		134,354,610

Colombia — 1.6%
Almacenes Exito SA	116,958	2,349,750
Banco Davivienda SA	35,300	469,068
Banco de Bogota SA	32,477	1,001,696
BanColombia SA, ADR(a)	39,100	2,603,278
Cementos Argos SA	90,400	516,718
Corporacion Financiera Colombiana SA	26,614	549,450
Ecopetrol SA	1,267,100	3,915,317
Empresa de Energia de Bogota SA	1,075,300	772,853
Fabricato SA*(g)	4,281,100	174,442
Grupo Aval Acciones y Valores(g)	1,531,200	1,117,854
Grupo de Inversiones Suramericana SA	72,900	1,567,742
Grupo Nutresa SA	149,382	2,149,004
Grupo Odinsa SA	88,868	435,539
Interconexion Electrica SA ESP	314,900	1,710,832
Inversiones Argos SA	82,900	985,229
Isagen SA ESP(g)	780,700	1,106,765
Tableros y Maderas de Caldas SA	16,547,868	78,197

		21,503,734

Croatia — 0.4%
Atlantska Plovidba dd*(g)	2,227	79,282
Dalekovod dd*	9,170	103,370
Ericsson Nikola Tesla(g)	2,615	632,973
Hrvatski Telekom dd(g)	62,945	2,169,360
Koncar-Elektroindustrija dd(g)	2,810	319,215
Petrokemija dd*(g)	14,297	545,934
Podravka dd*(g)	14,200	595,661
Zagrebacka Banka dd(g)	55,500	364,610

		4,810,405

Czech Republic — 1.5%
CEZ A/S	204,550	7,317,540
Komercni Banka A/S	27,900	5,897,975
New World Resources PLC (Class A Stock)	287,600	1,496,040
Pegas Nonwovens SA(g)	32,637	845,582
Philip Morris CR A/S	1,500	844,368
Telefonica Czech Republic A/S	121,800	2,073,541
Unipetrol A/S*(g)	229,100	2,109,210

		20,584,256

Egypt — 0.2%
Orascom Telecom Holding SAE, GDR*	840,000	2,635,920

Estonia — 0.4%
Merko Ehitus A/S*(g)	32,608	253,943
Nordecon A/S*(g)	60,000	91,869

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Estonia (continued)
Olympic Entertainment Group A/S(g)	350,536	$826,710
Tallink Group A/S*(g)	2,334,200	2,674,526
Tallinna Kaubamaja A/S(g)	88,428	639,632
Tallinna Vesi A/S (Class A Stock)(g)	21,500	261,088

		4,747,768

Ghana — 0.2%
CAL Bank Ltd.(g)	1,140,075	227,476
Ghana Commercial Bank Ltd.(g)	1,190,800	1,313,038
Standard Chartered Bank Ghana Ltd.(g)	78,000	470,990

		2,011,504

Hungary — 1.5%
Egis Pharmaceuticals PLC	9,054	722,490
Magyar Telekom Telecommunications PLC	1,395,940	2,381,066
MOL Hungarian Oil and Gas PLC	72,330	5,834,653
OTP Bank PLC	370,400	6,977,210
Richter Gedeon Nyrt	29,300	4,807,055

		20,722,474

India — 6.3%
ACC Ltd.	16,000	422,041
Adani Enterprises Ltd.*	170,400	853,579
Adani Power Ltd.*	366,900	419,706
Ambuja Cements Ltd.	204,200	757,225
Amtek Auto Ltd.	78,090	126,717
Apollo Hospitals Enterprise Ltd.	29,000	418,813
Asian Paints Ltd.	8,900	724,942
Axis Bank Ltd.	52,500	1,319,113
Bajaj Auto Ltd.	22,500	880,200
Bank of Baroda	38,800	619,107
Bank of India	72,600	458,404
Bharat Heavy Electricals Ltd.	173,900	734,972
Bharti Airtel Ltd.*	616,480	3,593,804
Bosch Ltd.	2,600	455,134
Cairn India Ltd.*	126,780	744,111
Canara Bank	30,000	273,762
Cipla Ltd.	87,910	668,958
Coal India Ltd.	160,400	1,045,630
Colgate-Palmolive India Ltd.	9,600	277,097
Crompton Greaves Ltd.	144,000	308,125
Dabur India Ltd.	93,400	219,735
DLF Ltd.	136,730	582,964
Dr. Reddy’s Laboratories Ltd.	24,800	833,109
Essar Oil Ltd.*	157,350	204,771
GAIL India Ltd.	175,600	1,153,870
Glaxosmithkline Pharmaceuticals Ltd.	4,500	179,137
Glenmark Pharmaceuticals Ltd.	33,390	323,714
Godrej Consumer Products Ltd.	26,000	342,688
Gujarat State Petronet Ltd.*	263,000	372,884
HCL Technologies Ltd.	58,300	662,285
HDFC Bank Ltd.	44,000	548,545
HDFC Bank Ltd., ADR	57,550	2,343,436
Hero Motorcorp Ltd.	22,100	773,413
Hindalco Industries Ltd.	147,100	355,605
Hindustan Unilever Ltd.	222,500	2,143,421
Housing Development Finance Corp.	272,300	4,159,874
ICICI Bank Ltd., ADR(a)	55,280	2,410,761
Idea Cellular Ltd.*	426,760	815,619
IDFC Ltd.	320,670	1,017,070

COMMON STOCKS (continued)	Shares	Value (Note 2)
India (continued)
IFCI Ltd.*	283,900	$173,584
Indiabulls Infrastructure and Power Ltd.	410,950	51,753
Indiabulls Real Estate Ltd.*	127,700	177,483
Indian Oil Corp. Ltd.*	141,000	700,153
Infosys Ltd., ADR(a)	151,930	6,426,639
ITC Ltd.	457,540	2,409,335
Jaiprakash Associates Ltd.	344,305	622,298
Jindal Steel & Power Ltd.	127,060	1,049,966
JSW Energy Ltd.	299,700	376,949
JSW Steel Ltd.	45,300	676,100
Jubilant Foodworks Ltd.*	13,400	318,058
Kotak Mahindra Bank Ltd.	65,058	778,552
Larsen & Toubro Ltd., GDR	43,062	1,258,272
LIC Housing Finance Ltd.	91,600	490,163
Lupin Ltd.	49,799	562,415
Mahindra & Mahindra Ltd., GDR	71,660	1,197,439
Maruti Suzuki India Ltd.	23,290	638,191
Mundra Port & Special Economic Zone Ltd.	219,700	545,970
Nestle India Ltd.	9,000	820,053
NHPC Ltd.	810,100	376,292
NTPC Ltd.*	639,900	1,838,366
Oil & Natural Gas Corp. Ltd.	523,620	2,581,033
Oil India Ltd.	25,500	219,332
Oracle Financial Services Software Ltd.*	7,000	421,486
Piramal Enterprises Ltd.	20,147	191,909
Power Grid Corp. of India Ltd.*	628,590	1,326,081
Ranbaxy Laboratories Ltd., GDR*	33,030	300,573
Reliance Capital Ltd.*	48,100	427,854
Reliance Communications Ltd.*	464,000	633,113
Reliance Industries Ltd., GDR	185,200	5,652,304
Reliance Infrastructure Ltd.	83,250	803,478
Reliance Power Ltd.*	273,047	470,691
Rural Electrification Corp. Ltd.*	106,700	483,413
Satyam Computer Services Ltd.*	309,000	607,640
Sesa Goa Ltd.	137,100	496,022
Siemens Ltd.	36,400	447,113
State Bank of India, GDR	15,438	1,384,017
Steel Authority of India Ltd.*	221,400	370,314
Sterlite Industries India Ltd.	296,720	634,589
Sun Pharmaceutical Industries Ltd.	82,050	1,109,830
Sun TV Network Ltd.*	34,800	272,900
Suzlon Energy Ltd.*	890,100	305,534
Tata Communications Ltd.	48,000	207,561
Tata Consultancy Services Ltd.	137,060	3,157,879
Tata Motors Ltd., ADR(a)	49,890	1,432,841
Tata Power Co. Ltd.	405,700	826,106
Tata Steel Ltd.	91,390	723,354
Titan Industries Ltd.	55,200	289,332
Ultra Tech Cement Ltd.	20,800	759,859
Unitech Ltd.*	673,490	413,633
United Phosphorus Ltd.*	85,000	203,331
Videocon Industries Ltd.	38,300	151,730
Wipro Ltd.	162,433	1,177,130
Yes Bank Ltd.	73,700	627,700
Zee Entertainment Enterprises Ltd.	172,100	699,043

		85,841,097

Indonesia — 3.1%
Adaro Energy Tbk PT	8,286,600	1,374,612
AKR Corporindo Tbk PT	1,670,000	723,190

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Indonesia (continued)
Astra Agro Lestari Tbk PT	207,000	$425,026
Astra International Tbk PT	5,258,500	4,165,510
Bakrie Sumatera Plantations Tbk PT	21,171,500	205,118
Bakrie Telecom Tbk PT*(g)	9,370,000	48,741
Bank Central Asia Tbk PT	4,341,000	4,113,043
Bank Danamon Indonesia Tbk PT	952,000	558,735
Bank Mandiri Persero Tbk PT	2,501,000	2,112,630
Bank Negara Indonesia Persero Tbk PT	1,958,000	754,635
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	3,515,200	388,209
Bank Rakyat Indonesia Persero Tbk PT	2,947,000	2,137,324
Bank Tabungan Negara Persero Tbk PT	1,200,100	181,417
Barito Pacific Tbk PT*	1,361,500	59,560
Berlian Laju Tanker Tbk PT*	6,511,500	—
Borneo Lumbung Energi & Metal Tbk PT*	2,017,000	113,844
Bumi Resources Tbk PT	8,198,000	505,699
Bumi Serpong Damai PT	2,500,000	289,184
Charoen Pokphand Indonesia Tbk PT	2,493,500	948,997
Delta Dunia Makmur Tbk PT*	4,597,100	73,425
Energi Mega Persada Tbk PT*	49,757,000	427,054
Gudang Garam Tbk PT	199,000	1,166,016
Indika Energy Tbk PT	2,277,000	338,181
Indo Tambangraya Megah Tbk PT	252,500	1,093,091
Indocement Tunggal Prakarsa Tbk PT	795,000	1,857,155
Indofood CBP Sukses Makmur Tbk PT	449,000	364,255
Indofood Sukses Makmur Tbk PT	1,320,500	803,265
Indosat Tbk PT	783,500	525,931
Jasa Marga Persero Tbk PT	1,224,000	693,366
Kalbe Farma Tbk PT	10,492,500	1,156,308
Lippo Karawaci Tbk PT	7,070,500	735,591
Perusahaan Gas Negara Persero Tbk PT	5,134,000	2,458,380
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	2,026,500	485,429
Semen Gresik Persero Tbk PT	1,240,000	2,048,257
Tambang Batubara Bukit Asam Persero Tbk PT	475,000	748,856
Telekomunikasi Indonesia Persero Tbk PT	4,364,500	4,113,661
Unilever Indonesia Tbk PT	324,500	703,522
United Tractors Tbk PT	941,000	1,941,106
Vale Indonesia Tbk PT	2,200,000	539,996
Xl Axiata Tbk PT	1,177,300	698,580

		42,076,899

Jordan — 0.6%
Arab Bank PLC(g)	318,540	3,253,843
Arab Potash Co.(g)	22,363	1,465,450
Cairo Amman Bank(g)	107,158	415,195
Capital Bank of Jordan*(g)	192,403	306,327
Jordan Petroleum Refinery Co.(g)	56,300	461,506
Jordan Phosphate Mines	13,580	248,545
Jordan Telecommunications Co. PSC(g)	110,800	825,567
Jordanian Electric Power Co.(g)	107,467	507,749
Taameer Jordan Holdings PSC*(g)	404,950	96,994
Union Investment Corp.*	239,400	449,387

		8,030,563

Kazakhstan — 0.6%
Eurasian Natural Resources Corp. PLC	261,400	1,236,288
Halyk Savings Bank of Kazakhstan JSC, GDR*(g)	253,891	2,081,906

COMMON STOCKS (continued)	Shares	Value (Note 2)
Kazakhstan (continued)
Kazakhmys PLC	146,400	$1,892,182
Kazkommertsbank JSC, GDR*(g)	274,500	466,650
KazMunaiGas Exploration Production, GDR	123,600	2,224,800

		7,901,826

Kenya — 0.6%
Athi River Mining Ltd.(g)	575,000	298,198
Bamburi Cement Co. Ltd.	123,000	264,593
Barclays Bank of Kenya Ltd.(g)	4,555,100	831,425
Co-operative Bank of Kenya Ltd. (Class L Stock)(g)	2,931,220	429,458
East African Breweries Ltd.(g)	745,000	2,295,640
Equity Bank Ltd.(g)	1,995,100	550,972
Kenya Airways Ltd.(g)	628,600	83,079
Kenya Commercial Bank Ltd.(g)	2,133,540	738,056
Kenya Electricity Generating Co. Ltd.(g)	1,664,200	170,290
Kenya Power & Lighting Co. Ltd.(g)	3,197,305	635,743
Mumias Sugar Co. Ltd.(g)	3,107,800	175,265
Safaricom Ltd.	23,571,400	1,384,135
Standard Chartered Bank Kenya Ltd.(g)	90,598	247,564

		8,104,418

Kuwait — 1.2%
Agility Public Warehousing Co. KSC	265,000	485,250
Al Ahli Bank of Kuwait KSC(g)	234,937	467,869
Al-Qurain Petrochemicals Co.(g)	600,000	379,801
Aviation Lease and Finance Co. KSCC	230,000	290,363
Boubyan Petrochemicals Co.(g)	427,500	881,757
Burgan Bank SAK	227,252	428,320
Combined Group Contracting Co.	32,835	172,654
Commercial Bank of Kuwait SAK*	210,000	530,228
Commercial Facilities Co.	170,000	209,105
Gulf Bank KSC*	525,000	784,139
Gulf Cable & Electrical Industries Co.	67,500	302,454
Kuwait Cement Co.(g)	147,000	232,628
Kuwait Finance House	531,595	1,531,266
Kuwait Foods Americana(g)	117,500	727,063
Kuwait International Bank	380,000	398,649
Kuwait Pipes Industries & Oil Services Co.*	460,000	184,895
Kuwait Portland Cement Co.	66,000	245,302
Kuwait Projects Co. Holding KSC	372,067	517,718
Mabanee Co. SAKC	166,744	700,368
Mena Holding Group*	19,000	—
Mobile Telecommunications Co. KSC	1,032,500	2,863,976
National Bank of Kuwait	723,052	2,468,456
National Industries Group Holding*	1,317,500	1,002,649
Sultan Center Food Products Co.*(g)	1,370,000	499,884

		16,304,794

Latvia — 0.1%
Grindeks A/S*(g)	52,160	449,017
Latvian Shipping Co.*(g)	332,621	158,586
Ventspils Nafta*(g)	78,610	159,139

		766,742

Lebanon — 0.3%
Banque Audi sal - Audi Saradar Group(g)	72,521	441,653
Byblos Bank sal	118,400	188,256
Solidere, GDR(g)	210,465	2,736,045

		3,365,954

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Lithuania — 0.1%
Apranga PVA(g)	78,286	$221,086
Klaipedos Nafta PVA(g)	513,391	250,054
Lietuvos Dujos AB(g)	193,290	142,620
Pieno Zvaigzdes(g)	111,220	262,239
Rokiskio Suris(g)	145,010	267,970
Siauliu Bankas*(g)	452,478	137,762

		1,281,731

Malaysia — 3.1%
AirAsia Bhd	494,900	445,299
Alliance Financial Group Bhd	174,800	252,426
AMMB Holdings Bhd	307,700	684,225
Axiata Group Bhd	643,425	1,391,689
Batu Kawan Bhd(g)	135,600	843,358
Berjaya Corp. Bhd	1,514,100	292,125
Berjaya Sports Toto Bhd	311,707	454,389
Boustead Holdings Bhd	225,760	385,479
British American Tobacco Malaysia Bhd	41,800	850,649
Bursa Malaysia Bhd	110,000	224,295
CIMB Group Holdings Bhd	626,800	1,568,957
Dialog Group Bhd	813,300	641,863
Digi.Com Bhd	701,900	1,219,902
Gamuda Bhd	1,057,500	1,262,938
Genting Bhd	597,900	1,807,553
Genting Malaysia Bhd	957,200	1,117,448
Hong Leong Bank Bhd	179,800	871,367
Hong Leong Financial Group Bhd	63,400	274,581
IJM Corp. Bhd	609,140	996,492
IOI Corp. Bhd	848,946	1,419,057
Kian Joo Can Factory Bhd	222,400	162,978
KNM Group Bhd*	1,096,400	164,114
Kuala Lumpur Kepong Bhd	143,900	1,133,902
Kulim Malaysia Bhd	290,700	465,804
Lafarge Malayan Cement Bhd	272,100	855,985
Malayan Banking Bhd	589,550	1,778,101
Malaysia Airports Holdings Bhd	135,800	231,366
Malaysia Marine and Heavy Engineering Holdings Bhd	205,700	297,318
Malaysian Resources Corp. Bhd	688,200	352,398
Maxis Bhd	563,400	1,225,183
MISC Bhd*	241,380	340,941
MMC Corp. Bhd	347,200	298,703
Multi-Purpose Holdings Bhd	451,650	518,240
Parkson Holdings Bhd	328,791	562,126
Petronas Chemicals Group Bhd	1,234,100	2,589,674
Petronas Dagangan Bhd	179,100	1,376,341
Petronas Gas Bhd	119,200	760,884
PPB Group Bhd	159,600	605,415
Public Bank Bhd	268,537	1,432,835
RHB Capital Bhd	142,700	359,865
Sapurakencana Petroleum Bhd	1,705,105	1,768,031
Sime Darby Bhd	1,085,800	3,391,112
Sunway Real Estate Investment Trust	778,200	394,444
Tan Chong Motor Holdings Bhd	105,800	160,188
Telekom Malaysia Bhd	322,600	637,182
Tenaga Nasional Bhd	526,600	1,197,144
Top Glove Corp. Bhd	137,000	252,227
UEM Land Holdings Bhd*	537,700	372,588
UMW Holdings Bhd	203,100	793,007
WCT Bhd	289,915	223,924

COMMON STOCKS (continued)	Shares	Value (Note 2)
Malaysia (continued)
YTL Corp. Bhd	841,141	$524,871
YTL Power International Bhd	722,157	369,401

		42,600,384

Mauritius — 0.2%
CIM Financial Services Ltd.	202,500	34,799
Lux Island Resorts Ltd.*(g)	76,628	40,634
Mauritius Commercial Bank(g)	310,260	1,736,644
New Mauritius Hotels Ltd.*	289,017	534,516
Rogers & Co. Ltd.	7,500	36,756
State Bank of Mauritius Ltd.(g)	254,500	749,755
Sun Resorts Ltd. (Class A Stock)(g)	155,200	140,213

		3,273,317

Mexico — 6.6%
Alfa SAB de CV (Class A Stock)	2,159,000	4,589,815
America Movil SAB de CV (Class L Stock)	7,194,790	8,287,787
America Movil SAB de CV (Class L Stock), ADR	380,100	8,795,514
Arca Continental SAB de CV	210,799	1,569,296
Bolsa Mexicana de Valores SAB de CV	641,400	1,617,604
Cemex SAB de CV*	3,927,504	3,867,861
Cemex SAB de CV, ADR*	137,296	1,355,112
Coca-Cola Femsa SAB de CV (Class L Stock)	95,800	1,424,293
Compartamos SAB de CV	1,561,300	2,230,894
Desarrolladora Homex SAB de CV, ADR*(a)	15,100	188,750
Empresas ICA SAB de CV*	806,100	2,012,397
Fomento Economico Mexicano SAB de CV	442,100	4,427,054
Fomento Economico Mexicano SAB de CV, ADR	9,800	986,860
Genomma Lab Internacional SAB de CV (Class B Stock)*	255,500	524,982
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	217,806	1,244,023
Grupo Bimbo SAB de CV (Class A Stock)	755,300	1,955,694
Grupo Carso SAB de CV (Class A Stock)	442,200	2,173,318
Grupo Elektra SAB de CV (Class A Stock)	22,000	934,374
Grupo Financiero Banorte SAB de CV (Class O Stock)	1,107,500	7,151,546
Grupo Financiero Inbursa SAB de CV (Class O Stock)	2,378,900	7,210,517
Grupo Mexico SAB de CV (Class B Stock)	1,765,193	6,367,712
Grupo Modelo SAB de CV (Class C Stock)	205,500	1,843,352
Grupo Televisa SAB	622,000	3,285,562
Grupo Televisa SAB, ADR	29,800	792,084
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV*	414,000	760,659
Industrias CH SAB de CV (Class B Stock)*	52,900	399,053
Industrias Penoles SAB de CV	66,800	3,369,430
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	537,200	1,379,748
Mexichem SAB de CV	449,579	2,497,564
Minera Frisco SAB de CV (Class A1 Stock)*	226,300	954,128
TV Azteca SAB de CV	444,600	289,950
Urbi Desarrollos Urbanos SAB de CV*	307,600	192,989
Wal-Mart de Mexico SAB de CV (Class V Stock)	1,604,600	5,235,994

		89,915,916

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Morocco — 0.9%
Alliances Developpement Immobilier SA	3,456	$222,828
Attijariwafa Bank	76,949	2,849,356
Banque Centrale Populaire	25,150	585,846
Banque Marocaine du Commerce Exterieur	41,359	782,870
Compagnie Generale Immobiliere	2,140	200,005
Cosumar	1,134	209,553
Delta Holding SA(g)	50,200	196,220
Douja Promotion Groupe Addoha SA	108,400	807,922
Holcim Maroc SA	2,565	599,313
Lafarge Ciments	6,630	984,366
Managem	3,906	693,143
Maroc Telecom SA(g)	274,028	3,428,627
Samir*	6,000	237,791
Sonasid*(g)	1,910	230,254
Wafa Assurance	500	190,410

		12,218,504

Nigeria — 0.6%
Access Bank PLC	5,960,741	345,467
Dangote Cement PLC(g)	358,376	292,641
Diamond Bank PLC*(g)	8,467,170	267,869
Ecobank Transnational, Inc.(g)	4,109,559	297,130
Ecobank Transnational, Inc.*	130,579	—
FBN Holdings PLC	8,475,346	853,234
Fidelity Bank PLC(g)	18,101,177	265,461
First City Monument Bank PLC*(g)	12,711,080	305,261
Flour Mills of Nigeria PLC(g)	539,692	224,656
Guaranty Trust Bank PLC	6,536,334	962,765
Guinness Nigeria PLC(g)	290,300	511,255
Lafarge Cement WAPCO Nigeria PLC(g)	926,700	347,357
Nestle Nigeria PLC	89,604	401,683
Nigerian Breweries PLC	870,733	819,710
Oando PLC*(g)	2,791,879	220,811
PZ Cussons Nigeria PLC(g)	1,302,895	233,628
Stanbic IBTC Holding Co.(g)	1,946,668	137,133
UAC of Nigeria PLC(g)	2,328,943	626,421
Unilever Nigeria PLC(g)	578,332	172,222
United Bank for Africa PLC*	11,509,253	336,101
Zenith Bank PLC	6,804,326	849,288

		8,470,093

Oman — 0.6%
Bank Dhofar SAOG(g)	629,654	583,785
Bank Muscat SAOG	978,571	1,463,854
Bank Sohar	1,856,293	848,481
Dhofar International Development & Investment Holding Co.(g)	202,700	198,703
Galfar Engineering & Contracting SAOG(g)	290,505	274,624
HSBC Bank Oman SAOG(g)	768,528	415,151
National Bank of Oman SAOG	266,732	197,817
Oman Cement Co.(g)	341,784	572,525
Oman Flour Mills Co. SAOG(g)	252,400	313,190
Oman Telecommunications Co. SAOG(g)	464,937	1,776,191
Omani Qatari Telecommunications Co. SAOG	135,300	162,730
Ominvest.	119,758	120,053
Raysut Cement Co	115,838	433,208
Renaissance Services SAOG*	386,385	511,919
Shell Oman Marketing Co. SAOG(g)	33,500	208,195

		8,080,426

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pakistan — 0.6%
D.G. Khan Cement Co. Ltd.	271,700	$152,558
Engro Corp. Ltd.	264,898	250,823
Fatima Fertilizer Co. Ltd.	981,358	266,528
Fauji Fertilizer Bin Qasim Ltd.	255,200	101,313
Fauji Fertilizer Co. Ltd.	464,387	559,624
Habib Bank Ltd.	161,583	195,835
HUB Power Co.	1,953,455	909,154
Lucky Cement Ltd.	283,600	442,125
MCB Bank Ltd.(g)	761,280	1,641,955
Millat Tractors Ltd.(g)	55,400	321,759
National Bank of Pakistan	348,830	177,241
Nishat Mills Ltd.	670,538	440,449
Oil & Gas Development Co. Ltd.(g)	524,700	1,039,684
Pakistan Oilfields Ltd.	107,200	486,737
Pakistan Petroleum Ltd.	344,341	626,265
Pakistan State Oil Co. Ltd.	129,360	309,024
Pakistan Telecommunication Co. Ltd.*	1,117,300	199,425

		8,120,499

Peru — 1.6%
Alicorp SA(g)	792,000	2,575,357
Casa Grande SAA	24,600	139,263
Cia de Minas Buenaventura SA, ADR(a)	115,900	4,166,605
Cia Minera Milpo SAA(g)	336,496	384,944
Credicorp Ltd.	35,550	5,210,208
Edegel SAA(g)	381,830	336,579
Ferreycorp SAA	1,006,579	867,571
Grana y Montero SAA(g)	448,856	1,705,741
Intercorp Financial Services Inc.	15,400	551,320
Luz del Sur Saa(g)	138,100	465,293
Minsur SA(g)	480,495	442,375
Sociedad Minera Cerro Verde SAA*	16,440	624,720
Southern Copper Corp.	92,127	3,487,928
Volcan Cia Minera SAA (Class B Stock)	876,403	889,279

		21,847,183

Philippines — 1.6%
Aboitiz Equity Ventures, Inc.	1,020,200	1,320,085
Aboitiz Power Corp.	525,000	472,780
Alliance Global Group, Inc.	1,794,100	735,186
Atlas Consolidated Mining & Development*	1,345,500	614,141
Ayala Corp.	56,040	707,663
Ayala Land, Inc.	1,385,000	895,225
Bank of the Philippine Islands	378,348	877,701
BDO Unibank, Inc.*	421,826	749,468
DMCI Holdings, Inc.	381,800	501,628
Energy Development Corp.	2,248,000	370,494
Filinvest Land, Inc.	7,241,000	263,050
First Philippine Holdings Corp.	104,900	230,218
Globe Telecom, Inc.	10,400	277,495
International Container Terminal Services, Inc.	251,200	453,815
JG Summit Holdings, Inc.	1,166,100	1,124,837
Jollibee Foods Corp.	281,100	698,258
Lopez Holdings Corp.	2,000,000	306,669
Manila Electric Co.	69,600	443,375
Manila Water Co., Inc.	598,500	467,446
Megaworld Corp.	5,487,000	371,413
Metro Pacific Investments Corp.	3,700,000	402,624
Metropolitan Bank & Trust	307,819	766,388

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Philippines (continued)
Philex Mining Corp.	2,449,800	$896,480
Philippine Long Distance Telephone Co.	25,300	1,563,568
Robinsons Land Corp.	653,800	331,003
San Miguel Corp.	322,300	828,223
Security Bank Corp.	82,500	314,190
Semirara Mining Corp.	99,600	566,128
SM Investments Corp.	101,830	2,197,237
SM Prime Holdings, Inc.	2,412,750	972,567
Universal Robina Corp.	608,900	1,243,379

		21,962,734

Poland — 3.4%
Agora SA	86,100	288,816
AmRest Holdings SE*	9,300	289,052
Asseco Poland SA	103,838	1,522,614
Bank Handlowy w Warszawie SA	23,100	733,619
Bank Millennium SA*	210,000	298,397
Bank Pekao SA	56,000	3,038,787
Bioton SA*	10,710,300	346,035
Boryszew SA*	846,000	170,714
BRE Bank SA*	6,350	669,660
Budimex SA	12,200	276,489
CD Projekt Red SA*	112,500	225,930
Cinema City International NV*	31,200	265,196
Cyfrowy Polsat SA*	346,333	1,836,203
Enea SA*	89,800	457,193
Eurocash SA	81,607	1,152,198
Getin Holding SA*	167,500	152,934
Geting Noble Bank SA*	872,827	507,768
Globe Trade Centre SA*	102,300	328,633
Grupa Lotos SA*	51,444	687,798
ING Bank Slaski SA*	22,300	660,157
Jastrzebska Spolka Weglowa SA	31,500	944,295
Kernel Holding SA*	94,000	2,027,204
KGHM Polska Miedz SA	68,900	4,256,445
Kopex SA*(g)	47,764	273,355
LPP SA	400	588,017
Lubelski Wegiel Bogdanka SA	22,230	981,370
Netia SA*	368,400	509,427
NG2 SA	23,300	554,615
Orbis SA(g)	31,900	391,645
Petrolinvest SA*	137,700	62,285
PGE SA	543,967	3,209,196
Polimex- Mostostal SA*	2,980,600	603,840
Polski Koncern Naftowy Orlen SA*	162,300	2,601,628
Polskie Gornictwo Naftowe I Gazownictwo SA*	801,800	1,352,425
Powszechna Kasa Oszczednosci Bank Polski SA	379,300	4,542,453
Powszechny Zaklad Ubezpieczen SA	30,441	4,309,582
Rafako SA*	30,885	84,027
Synthos SA	310,700	549,035
Tauron Polska Energia SA	889,700	1,366,606
Telekomunikacja Polska SA	541,900	2,137,730
TVN SA	316,300	1,014,860

		46,268,233

Qatar — 1.2%
Aamal Co.*(g)	68,571	282,487
Al Meera Consumer Goods Co.(g)	5,300	230,382

COMMON STOCKS (continued)	Shares	Value (Note 2)
Qatar (continued)
Barwa Real Estate Co.	59,900	$452,738
Commercial Bank of Qatar QSC (The)	25,156	491,077
Doha Bank QSC	25,400	350,888
Gulf International Services OSC	73,430	605,009
Industries Qatar QSC	75,900	3,245,053
Masraf Al Rayan	195,300	1,329,677
Qatar Electricity & Water Co.	23,000	839,970
Qatar Gas Transport Co. Nakilat	214,500	898,978
Qatar International Islamic Bank(g)	20,100	287,226
Qatar Islamic Bank(g)	33,100	681,799
Qatar National Bank SAQ	87,659	3,160,990
Qatar National Cement Co.	8,847	259,984
Qatar Navigation	23,800	414,539
Qatar Telecom Q-Tel QSC(g)	74,003	2,121,554

		15,652,351

Romania — 0.5%
Antibiotice(g)	740,449	82,687
Banca Transilvania*(g)	4,488,625	1,691,258
Biofarm Bucuresti(g)	6,134,800	381,053
BRD-Groupe Societe Generale(g)	736,070	1,774,510
OMV Petrom SA(g)	18,165,400	2,312,992
Transelectrica SA(g)	46,500	175,068

		6,417,568

Russia — 6.3%
Aeroflot—Russian Airlines OJSC	250,300	367,617
AvtoVAZ OAO*	893,600	464,938
CTC Media, Inc.	132,400	1,030,072
Evraz PLC	93,700	402,136
Federal Grid Co. Unified Energy System JSC*	142,583,300	939,054
Federal Hydrogenerating Co. JSC	20,137,964	483,593
Federal Hydrogenerating Co. JSC, ADR	403,900	931,797
Gazprom Neft OAO, ADR	15,900	368,562
Gazprom OAO, ADR	1,365,840	12,920,846
Globaltrans Investment PLC, GDR	11,300	185,921
IDGC Holding JSC*	11,831,900	759,300
Inter Rao UES OAO*	1,143,418,958	929,600
LSR Group, GDR	100,800	419,933
LUKOIL OAO, ADR	129,100	8,539,965
Magnit OJSC	20,700	3,290,700
Magnitogorsk Iron & Steel Works, GDR*	38,200	166,781
Mail.Ru Group Ltd., GDR	39,100	1,348,950
Mechel, ADR(a)	157,800	1,093,554
MMC Norilsk Nickel OJSC, ADR, (OTC)	16,000	303,040
MMC Norilsk Nickel OJSC, ADR, (XLON)	150,985	2,782,654
Mobile Telesystems OJSC	590,517	4,753,703
Mosenergo OAO	4,030,000	175,801
NOMOS-BANK, GDR*	27,800	376,690
NovaTek OAO (Class S Stock)	178,000	2,015,247
NovaTek OAO, GDR	12,600	1,427,543
Novolipetsk Steel OJSC, GDR	27,100	548,775
Pharmstandard OJSC, GDR*	60,700	1,017,939
PIK Group, GDR*	269,400	592,680
Polymetal International PLC	51,900	1,005,187
Rosneft OAO, GDR	348,300	3,103,353
Rostelecom OJSC	508,003	1,997,793
Rostelecom OJSC, ADR(a)	8,400	205,716
Sberbank of Russia	1,793,770	5,490,084

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Russia (continued)
Sberbank of Russia, ADR	647,600	$7,965,480
Severstal OAO, GDR	43,500	529,395
Sistema JSFC	1,693,550	1,408,988
Surgutneftegas OAO, ADR	232,500	2,046,000
Tatneft OAO, ADR	52,333	2,280,149
United Co. RUSAL PLC*	780,000	497,159
Uralkali OJSC, GDR	59,700	2,281,137
VimpelCom Ltd., ADR	220,920	2,317,451
VTB Bank OJSC	69,000,000	121,095
VTB Bank OJSC, GDR	637,500	2,205,750
X5 Retail Group NV, GDR*	134,000	2,391,900
Yandex NV (Class A Stock)*	54,600	1,177,722

		85,661,750

Slovenia — 0.4%
Gorenje dd(g)	15,400	77,041
Krka dd Novo mesto(g)	34,390	2,263,778
Luka Koper*(g)	11,450	120,152
Mercator Poslovni Sistem(g)	3,265	491,301
Nova Kreditna Banka Maribor dd*(g)	65,600	112,566
Petrol dd Ljubljana(g)	2,543	793,513
Reinsurance Co. Sava Ltd.*(g)	18,150	170,575
Sava dd*	238	1,068
Telekom Slovenije dd(g)	8,530	1,075,820
Zavarovalnica Triglav dd(g)	35,768	779,002

		5,884,816

South Africa — 6.7%
ABSA Group Ltd.	76,700	1,493,217
Adcock Ingram Holdings Ltd.	42,200	268,762
Aeci Ltd.	27,200	256,038
African Bank Investments Ltd.	172,100	656,752
African Rainbow Minerals Ltd.	22,500	506,776
Anglo American Platinum Ltd.	12,500	661,808
AngloGold Ashanti Ltd.	21,158	661,739
AngloGold Ashanti Ltd., ADR	61,500	1,929,255
ArcelorMittal South Africa Ltd.*	38,100	162,897
Aspen Pharmacare Holdings Ltd.*	91,590	1,833,747
Aveng Ltd.	315,500	1,141,047
Barloworld Ltd.	149,400	1,549,415
Bidvest Group Ltd.	137,592	3,520,112
Capital Property Fund	387,940	489,644
DataTec Ltd.	140,300	811,762
Discovery Holdings Ltd.	105,700	779,641
Exxaro Resources Ltd.	46,400	934,885
FirstRand Ltd.	775,900	2,855,125
Foschini Group Ltd.( The)	42,100	702,828
Gold Fields Ltd.	172,234	2,138,010
Grindrod Ltd.	175,800	328,685
Growthpoint Properties Ltd.	339,000	980,919
Harmony Gold Mining Co. Ltd.	95,700	845,080
Impala Platinum Holdings Ltd.	113,128	2,262,462
Imperial Holdings Ltd.	35,700	841,907
Investec Ltd.	84,000	585,711
JSE Ltd.	33,600	310,451
Kumba Iron Ore Ltd.	19,400	1,312,664
Lewis Group Ltd.	27,600	225,492
Liberty Holdings Ltd.	43,700	575,686
Life Healthcare Group Holdings Ltd.	182,500	731,937
Massmart Holdings Ltd.	34,566	783,702

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Africa (continued)
MMI Holdings Ltd.	298,341	$784,509
Mr. Price Group Ltd.	53,600	888,321
MTN Group Ltd.	806,700	16,980,004
Murray & Roberts Holdings Ltd.*	264,400	771,914
Nampak Ltd.	181,100	682,599
Naspers Ltd. (Class N Stock)	90,400	5,839,010
Nedbank Group Ltd.	51,485	1,150,580
Netcare Ltd.	298,000	691,604
Northam Platinum Ltd.	59,612	269,824
Pick’n Pay Holdings Ltd.	44,800	104,370
Pick’n Pay Stores Ltd.	106,900	561,012
PPC Ltd.	115,707	466,786
Redefine Properties Ltd.	693,500	768,965
Remgro Ltd.	102,200	1,928,842
Reunert Ltd.	115,100	1,033,405
RMB Holdings Ltd.	135,400	654,771
RMI Holdings	204,703	501,983
Sanlam Ltd.	390,900	2,081,502
Sappi Ltd.*	106,920	391,932
Sasol Ltd.	114,500	4,937,601
Shoprite Holdings Ltd.	89,500	2,171,191
Spar Group Ltd. (The)	38,700	604,096
Standard Bank Group Ltd.	255,400	3,602,408
Steinhoff International Holdings Ltd.*	366,000	1,189,739
Sun International Ltd.	18,900	211,796
Telkom SA SOC Ltd.*	212,000	422,686
Tiger Brands Ltd.	44,700	1,723,694
Tongaat Hulett Ltd.	27,000	429,325
Truworths International Ltd.	110,000	1,416,518
Vodacom Group Ltd.	155,300	2,285,484
Wilson Bayly Holmes-Ovcon Ltd.	54,200	1,003,763
Woolworths Holdings Ltd.	216,000	1,818,228

		91,506,618

South Korea — 6.6%
Amorepacific Corp.	540	612,152
BS Financial Group, Inc.	37,072	459,675
Celltrion, Inc.	27,735	677,283
Cheil Industries, Inc.	11,090	980,321
CJ CheilJedang Corp.	1,200	401,113
Coway Co. Ltd.*	7,460	303,466
Daelim Industrial Co. Ltd.	2,900	237,528
Daewoo International Corp.	6,180	230,176
Daewoo Securities Co. Ltd.	45,000	511,457
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	16,850	432,128
Dongbu Insurance Co. Ltd.	10,600	457,943
Doosan Heavy Industries & Construction Co. Ltd.	10,680	454,421
Doosan Infracore Co. Ltd.*	12,450	200,133
E-Mart Co. Ltd.	3,317	737,392
GS Engineering & Construction Corp.	5,500	297,761
GS Holdings	12,360	842,457
Hana Financial Group, Inc.	44,530	1,455,733
Hanjin Shipping Co. Ltd.*	25,000	281,727
Hankook Tire Co. Ltd.	9,262	406,617
Hankook Tire Worldwide Co. Ltd.	2,117	39,350
Hansol Paper Co. Ltd.	22,000	188,396
Hanwha Chemical Corp.	27,080	468,815
Hanwha Corp.	13,910	445,990

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
Honam Petrochemical Corp.	2,400	$559,135
Hyosung Corp.	7,570	525,107
Hyundai Department Store Co. Ltd.	2,350	349,624
Hyundai Engineering & Construction Co. Ltd.	7,160	472,007
Hyundai Glovis Co. Ltd.	5,360	1,115,630
Hyundai Heavy Industries Co. Ltd.	5,010	1,139,890
Hyundai Marine & Fire Insurance Co. Ltd.	15,430	481,654
Hyundai Merchant Marine Co. Ltd.*	17,670	391,460
Hyundai Mobis*	7,900	2,143,341
Hyundai Motor Co.	17,680	3,644,629
Hyundai Securities Co. Ltd.	43,520	370,075
Hyundai Steel Co.	12,420	1,030,823
Hyundai Wia Corp.	2,500	407,213
Industrial Bank of Korea	46,630	521,314
Kangwon Land, Inc.*	20,730	566,566
KB Financial Group, Inc.	71,188	2,542,756
Kia Motors Corp.	24,450	1,300,094
Korea Electric Power Corp.*	71,490	2,029,970
Korea Exchange Bank*	54,460	389,624
Korea Investment Holdings Co. Ltd.	7,090	284,661
Korea Zinc Co. Ltd.	2,830	1,081,784
Korean Air Lines Co. Ltd.*	13,450	572,866
Korean Reinsurance Co.	15,762	169,845
KT Corp.	17,490	581,634
KT Corp., ADR*	32,800	549,072
KT&G Corp.	14,570	1,099,648
Kumho Petrochemical Co. Ltd.	5,200	643,538
LG Chem Ltd.	7,698	2,406,024
LG Corp.	13,430	822,717
LG Display Co. Ltd.*	29,750	877,487
LG Electronics, Inc.	12,460	864,768
LG Household & Health Care Ltd.	1,570	961,799
LG Uplus Corp.	90,790	664,403
LIG Insurance Co. Ltd.	19,700	475,986
Lotte Shopping Co. Ltd.	2,200	776,945
LS Corp.	5,000	442,954
Macquarie Korea Infrastructure Fund	60,089	383,496
NCSoft Corp.	2,890	408,959
NHN Corp.	4,900	1,040,872
OCI Co. Ltd.	4,070	634,021
Orion Corp.	650	666,722
POSCO	12,100	3,963,844
Samsung C&T Corp.	16,310	963,433
Samsung Card Co. Ltd.	8,820	302,297
Samsung Electro-Mechanics Co. Ltd.	5,190	485,165
Samsung Electronics Co. Ltd.	12,481	17,932,699
Samsung Engineering Co. Ltd.	3,400	529,711
Samsung Fine Chemicals Co. Ltd.	4,550	260,960
Samsung Fire & Marine Insurance Co. Ltd.	8,250	1,675,968
Samsung Heavy Industries Co. Ltd.	20,400	745,379
Samsung Life Insurance Co. Ltd.	18,700	1,649,300
Samsung SDI Co. Ltd.	3,600	510,968
Samsung Securities Co. Ltd.	14,950	753,801
Samsung Techwin Co. Ltd.	6,149	345,163
Shinhan Financial Group Co. Ltd.	86,127	3,152,035
Shinsegae Co. Ltd.	1,683	343,275
SK Broadband Co. Ltd.*	56,200	245,486
SK C&C Co. Ltd.	2,100	202,607
SK Chemicals Co. Ltd.	4,200	235,622

COMMON STOCKS (continued)	Shares	Value (Note 2)
South Korea (continued)
SK Holdings Co. Ltd.	4,360	$737,358
SK Hynix, Inc.*	59,880	1,456,270
SK Innovation Co. Ltd.	10,150	1,679,456
SK Telecom Co. Ltd.	8,200	1,169,174
S-Oil Corp.	7,380	728,938
Woori Finance Holdings Co. Ltd.	74,740	833,718
Woori Investment & Securities Co. Ltd.	45,512	510,425
Yuhan Corp.	1,547	249,988

		89,176,187

Taiwan — 6.3%
Acer, Inc.*	424,731	370,401
Advanced Semiconductor Engineering, Inc.	752,067	654,765
Altek Corp.	322,996	190,591
Ambassador Hotel (The)	275,000	300,690
Amtran Technology Co. Ltd.	302,000	236,071
Asia Cement Corp.	534,615	690,174
Asia Optical Co., Inc.*	276,000	258,394
Asustek Computer, Inc.	98,037	1,110,208
AU Optronics Corp.*	1,262,441	572,884
Catcher Technology Co. Ltd.	157,780	792,397
Cathay Financial Holding Co. Ltd.	1,250,587	1,363,887
Chang Hwa Commercial Bank	980,023	541,523
Cheng Shin Rubber Industry Co. Ltd.	576,456	1,509,677
Chicony Electronics Co. Ltd.	108,942	254,041
China Airlines Ltd.*	853,590	354,146
China Development Financial Holding Corp.*	3,291,005	866,440
China Life Insurance Co. Ltd.*	416,117	378,161
China Petrochemical Development Corp.	460,712	287,713
China Steel Corp.	2,330,507	2,200,716
China Synthetic Rubber Corp.	333,000	375,340
Chinatrust Financial Holding Co. Ltd.	2,459,141	1,462,172
Chroma ATE, Inc.	97,760	218,812
Chunghwa Telecom Co. Ltd.	1,020,268	3,323,618
Compal Electronics, Inc.	597,822	404,931
Delta Electronics, Inc.	265,268	977,627
E Ink Holdings, Inc.	244,000	187,653
E. Sun Financial Holding Co. Ltd.	1,190,672	670,171
Epistar Corp.	175,000	320,609
Eva Airways Corp.*	523,634	307,934
Everlight Electronics Co. Ltd.	104,609	138,459
Far Eastern Department Stores Co. Ltd.	416,577	435,247
Far Eastern International Bank	498,442	201,165
Far Eastern New Century Corp.	486,856	559,010
Far EasTone Telecommunications Co. Ltd.	488,000	1,246,049
First Financial Holding Co. Ltd.	1,221,329	748,286
Formosa Chemicals & Fibre Corp.	751,810	1,952,350
Formosa Petrochemical Corp.	289,670	862,403
Formosa Plastics Corp.	905,560	2,462,348
Foxconn Technology Co. Ltd.	168,413	532,034
Fubon Financial Holding Co. Ltd.	1,196,002	1,452,091
Giant Manufacturing Co. Ltd.	122,661	706,088
Great Wall Enterprise Co. Ltd.	402,608	370,126
Hon Hai Precision Industry Co. Ltd.	1,250,964	3,872,133
Hotai Motor Co. Ltd.	131,000	1,058,738
HTC Corp.	123,485	1,289,849
Hua Nan Financial Holdings Co. Ltd.	1,513,561	878,865
Innolux Corp.*	1,340,507	724,891
Kenda Rubber Industrial Co. Ltd.	232,344	301,929

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Kerry TJ Logistics Co. Ltd.	266,000	$449,468
Largan Precision Co. Ltd.	20,000	538,723
LCY Chemical Corp.	207,688	259,043
Lite-On Technology Corp.	391,086	521,967
Macronix International	1,521,684	457,292
MediaTek, Inc.	186,906	2,090,933
Mega Financial Holding Co. Ltd.	1,968,937	1,542,209
Microbio Co. Ltd.	281,603	352,402
MStar Semiconductor, Inc.	41,000	309,995
Nan Kang Rubber Tire Co. Ltd.	323,776	397,138
Nan Ya Plastics Corp.	1,160,350	2,251,333
Novatek Microelectronics Corp.	77,246	315,613
Pegatron Corp.*	319,133	415,581
Phison Electronics Corp.	38,302	255,336
POU Chen Corp.	832,547	877,033
Powertech Technology, Inc.	155,528	252,566
President Chain Store Corp.	177,648	953,145
Qisda Corp.*	866,510	219,476
Quanta Computer, Inc.	382,319	904,865
Radium Life Tech Co. Ltd.	330,643	282,707
Realtek Semiconductor Corp.	90,319	192,332
Ruentex Development Co. Ltd.	279,767	581,763
Ruentex Industries Ltd.	276,000	689,536
Sanyang Industry Co. Ltd.*	504,423	308,191
Shin Kong Financial Holding Co. Ltd.*	1,393,114	395,243
Siliconware Precision Industries Co.	429,350	462,514
Simplo Technology Co. Ltd.	67,766	344,448
Sino-American Silicon Products, Inc.	302,793	363,297
SinoPac Financial Holdings Co. Ltd.	1,764,202	761,476
Solar Applied Materials Technology Co.	221,773	271,816
Standard Foods Corp.	161,200	443,982
Synnex Technology International Corp.	187,889	347,880
Tainan Spinning Co. Ltd.	625,107	317,578
Taishin Financial Holding Co. Ltd.	1,501,279	600,044
Taiwan Cement Corp.	816,562	1,100,290
Taiwan Cooperative Financial Holding	902,534	510,322
Taiwan Fertilizer Co. Ltd.	178,000	467,590
Taiwan Glass Industry Corp.	334,319	347,560
Taiwan Mobile Co. Ltd.	501,200	1,852,212
Taiwan Semiconductor Manufacturing Co. Ltd.	3,026,814	10,124,119
Teco Electric and Machinery Co. Ltd.	601,000	462,478
Tong Yang Industry Co. Ltd.	161,356	145,166
TPK Holding Co. Ltd.	48,325	865,334
Transcend Information, Inc.	57,719	161,520
Tripod Technology Corp.	100,278	216,793
TSRC Corp.	188,980	385,406
TTY Biopharm Co. Ltd.	182,857	710,572
Tung Ho Steel Enterprise Corp.	187,381	192,335
Unimicron Technology Corp.	210,000	224,384
Uni-President Enterprises Corp.	1,333,084	2,455,807
United Microelectronics Corp.	2,010,280	812,511
Waterland Financial Holdings Co. Ltd.	518,511	178,744
Wei Chuan Food Corp.	297,000	371,450
Wintek Corp.*	521,484	278,307
Wistron Corp.	315,862	330,673
WPG Holdings Ltd.	290,613	382,512
Yang Ming Marine Transport Corp.*	564,300	271,686
Young Optics, Inc.	79,000	228,372
Yuanta Financial Holding Co. Ltd.	1,832,213	950,318

COMMON STOCKS (continued)	Shares	Value (Note 2)
Taiwan (continued)
Yulon Motor Co. Ltd.	374,053	$711,379
Zinwell Corp.	145,074	125,129

		85,563,701

Thailand — 3.5%
Advanced Info Service PCL	642,400	4,389,068
Airports of Thailand PCL	261,900	832,618
Bangkok Bank PCL	183,100	1,256,168
Bangkok Dusit Medical Services PCL (Class F Stock)	187,900	697,177
Bangkok Expressway PCL	423,100	481,925
Bank of Ayudhya PCL	1,177,300	1,257,683
Banpu PCL	42,100	557,209
BEC World PCL	409,900	951,386
Big C Supercenter PCL	79,500	540,967
Big C Supercenter PCL, NVDR	39,200	266,741
Big C Supercenter PCL- Foreign	16,200	112,332
Bumrungrad Hospital PCL	138,500	335,044
Cal-Comp Electronics Thailand PCL (Class F Stock)	2,615,800	275,347
Central Pattana PCL	203,400	543,575
Charoen Pokphand Foods PCL	1,439,600	1,588,313
CP ALL PCL	1,644,800	2,473,383
Delta Electronics Thailand PCL	380,700	398,248
Dynasty Ceramic PCL	275,700	411,617
Electricity Generating PCL	104,100	513,864
Esso Thailand PCL	680,000	224,518
Glow Energy PCL	296,200	750,425
Hana Microelectronics PCL	494,200	368,348
Home Product Center PCL	1,107,960	460,674
Indorama Ventures PCL	792,988	654,559
IRPC PCL	3,396,500	457,456
Italian-Thai Development PCL*	3,707,500	509,039
Jasmine International PCL	3,200,000	564,890
Kasikornbank PCL	420,300	2,671,741
Khon Kaen Sugar Industry PCL	550,900	246,725
Kiatnakin Bank PCL	93,500	148,243
Krung Thai Bank PCL	1,239,375	794,108
Land & Houses PCL	834,300	267,851
Minor International PCL	770,000	493,364
Polyplex Thailand PCL	520,000	234,586
Precious Shipping PCL	223,500	103,750
Pruksa Real Estate PCL	352,400	244,405
PTT Exploration & Production PCL	490,629	2,630,375
PTT Global Chemical PCL	423,258	968,554
PTT PCL	273,100	2,964,014
Ratchaburi Electricity Generating Holding PCL	191,700	374,439
Robinson Department Store PCL	307,700	668,913
Siam Cement PCL (The)	105,600	1,617,241
Siam Commercial Bank PCL	543,800	3,226,535
Siam Makro PCL	40,000	583,197
Sino Thai Engineering & Construction PCL	942,400	839,503
Thai Airways International PCL*	324,900	234,727
Thai Beverage PCL	3,449,000	1,121,287
Thai Oil PCL	328,400	724,649
Thai Tap Water Supply PCL	1,313,800	397,051
Thai Union Frozen Products PCL	254,520	599,066
Thanachart Capital PCL	286,100	353,066
Tisco Financial Group PCL	225,000	391,750

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Thailand (continued)
TMB Bank PCL	10,319,700	$627,481
Total Access Communication PCL, NVDR	458,100	1,328,574
True Corp. PCL*	3,516,394	626,491

		47,354,260

Turkey — 3.3%
Akbank TAS	626,466	3,108,501
Akcansa Cimento A/S	45,400	263,399
Akenerji Elektrik Uretim A/S*	334,751	309,500
Alarko Holding A/S	133,000	381,715
Anadolu Efes Biracilik Ve Malt Sanayii A/S	82,400	1,187,662
Arcelik A/S	127,595	836,829
Asya Katilim Bankasi A/S*	441,400	549,651
Aygaz AS	54,900	291,313
Bagfas Bandirma Gubre Fabrik	1,900	57,667
BIM Birlesik Magazalar A/S	41,400	2,030,035
Cimsa Cimento Sanayi VE Tica	75,700	387,846
Coca-Cola Icecek A/S	42,200	879,473
Dogan Sirketler Grubu Holdings A/S*	1,249,926	648,438
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	127,900	143,973
Enka Insaat ve Sanayi A/S	284,774	850,140
Eregli Demir ve Celik Fabrikalari TAS	1,267,463	1,752,010
Ford Otomotiv Sanayi A/S	30,900	371,740
Gubre Fabrikalari TAS*	20,400	162,703
Haci Omer Sabanci Holding A/S	345,588	1,912,028
Ihlas Holding A/S*	784,900	552,776
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)	645,200	458,862
KOC Holding A/S	484,364	2,530,776
Koza Altin Isletmeleri A/S	31,500	762,060
Koza Anadolu Metal Madencilik Isletmeleri A/S*	245,000	781,761
Migros Ticaret AS*	25,300	306,542
Petkim Petrokimya Holding A/S	313,973	490,010
Sekerbank TAS*	347,917	352,883
TAV Havalimanlari Holding A/S*	72,800	372,903
Tekfen Holding A/S	127,496	519,157
Tofas Turk Otomobil Fabrikasi A/S	70,800	416,778
Trakya Cam Sanayi A/S*	227,822	311,592
Tupras Turkiye Petrol Rafinerileri A/S	80,200	2,328,641
Turk Ekonomi Bankasi A/S*	139,200	159,913
Turk Hava Yollari*	408,849	1,442,059
Turk Sise ve Cam Fabrikalari A/S	266,813	443,454
Turk Telekomunikasyon A/S	359,500	1,397,722
Turk Traktor ve Ziraat Makineleri A/S	11,000	360,924
Turkcell Iletisim Hizmet A/S*	539,100	3,503,136
Turkiye Garanti Bankasi A/S	810,800	4,231,914
Turkiye Halk Bankasi A/S	139,900	1,379,085
Turkiye Is Bankasi (Class C Stock)	573,462	2,000,073
Turkiye Sinai Kalkinma Bankasi A/S	288,748	372,404
Turkiye Vakiflar Bankasi Tao (Class D Stock)	517,300	1,345,660
Ulker Biskuvi Sanayi A/S	121,200	656,292
Vestel Elektronik Sanayi ve Ticaret A/S*	142,900	152,215
Yapi ve Kredi Bankasi A/S*	326,748	958,326
Yazicilar Holding A/S (Class A Stock)	39,100	350,292

		45,062,833

COMMON STOCKS (continued)	Shares	Value (Note 2)
Ukraine — 0.2%
Astarta Holding NV*(g)	10,900	$193,951
Avangardco Investments Public Ltd., GDR*	17,500	198,275
Ferrexpo PLC	324,000	1,360,410
MHP SA, GDR*	21,300	334,410

		2,087,046

United Arab Emirates — 1.2%
Abu Dhabi Commercial Bank PJSC(g)	2,603,000	2,152,580
Abu Dhabi National Hotels(g)	984,893	490,188
Air Arabia PJSC	3,448,700	784,965
Aldar Properties PJSC	898,081	314,875
Amlak Finance PJSC*	67,000	—
Arabtec Holding Co.	682,671	421,145
Bank of Sharjah(g)	627,800	218,781
Dana Gas PJSC*	1,458,440	180,659
DP World Ltd.	262,670	3,073,239
Dubai Financial Market*	1,758,200	494,452
Dubai Islamic Bank PJSC	658,851	362,472
Emaar Properties PJSC	2,099,800	2,169,358
First Gulf Bank PJSC	382,200	1,207,057
Gulf Cement Co. PSC*(g)	260,300	71,577
National Bank of Abu Dhabi PJSC(g)	1,038,581	2,936,274
Union National Bank PJSC/Abu Dhabi(g)	1,117,393	920,770

		15,798,392

TOTAL COMMON STOCKS (cost $1,171,234,246)		1,236,190,223

EXCHANGE TRADED FUNDS — 2.0%
iShares MSCI Emerging Markets Index Fund	155,390	6,891,547
Vanguard MSCI Emerging Markets	457,940	20,392,068

TOTAL EXCHANGE TRADED FUNDS (cost $26,289,613)		27,283,615

PREFERRED STOCKS — 3.6%
Brazil — 3.2%
AES Tiete SA, (PRFC)	53,100	611,785
Banco Bradesco SA, (PRFC)	260,464	4,474,002
Bradespar SA, (PRFC)	35,300	566,007
Centrais Eletricas Brasileiras SA, (PRFC B)	129,700	663,861
Cia Brasileira de Distribuicao Grupo Pao de Acucar, (PRFC)	22,395	989,864
Cia de Bebidas das Americas, (PRFC)	80,620	3,369,699
Cia Energetica de Minas Gerais, (PRFC)	47,840	528,051
Cia Energetica de Sao Paulo, (PRFC B)	70,000	662,906
Cia Paranaense de Energia, (PRFC B)	24,300	376,220
Companhia de Bebidas das Americas, (PRFC)	59,700	2,506,803
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, (PRFC)	49,900	409,436
Gerdau SA, (PRFC)	118,400	1,036,831
Itau Unibanco Holding SA, (PRFC)	151,600	2,472,246
Itau Unibanco Holding SA, ADR (PRFC)	141,400	2,327,444
Itausa - Investimentos Itau SA, (PRFC)	373,290	1,766,633
Klabin SA, (PRFC)	82,100	512,849
Lojas Americanas SA, (PRFC)	137,867	1,234,238
Marcopolo SA, (PRFC)	193,300	1,217,861
Metalurgica Gerdau SA, (PRFC)	39,400	440,664
Oi SA, (PRFC)	235,171	955,615
Petroleo Brasileiro SA, (PRFC)	548,300	5,227,261

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

PREFERRED STOCKS (continued)	Shares	Value (Note 2)
Brazil (continued)
Randon Participacoes SA, (PRFC)	135,400	$839,182
Suzano Papel e Celulose SA, (PRFC A)	65,025	222,943
Telefonica Brasil SA, (PRFC)	81,041	1,939,443
Usinas Siderurgicas de Minas Gerais SA, (PRFC A)	83,900	524,503
Vale SA, (PRFC A)	263,300	5,255,712
Vale SA, ADR (PRFC)(a)	152,200	3,089,660

		44,221,719

Colombia — 0.1%
Avianca Taca Holding SA, (PRFC)	99,000	253,523
Grupo Argos SA, (PRFC)	32,629	393,690
Grupo Aval Acciones y Valores, (PRFC)	384,700	283,028

		930,241

Croatia — 0.1%
Adris Grupa dd, (PRFC)(g)	30,375	1,316,585

Philippines
Ayala Land, Inc., (PRFC)	1,180,500	2,875

Russia — 0.2%
AK Transneft OAO, (PRFC)	450	1,011,611
Surgutneftegas OAO, (PRFC S)	2,036,000	1,327,040

		2,338,651

South Africa
Allied Electronics Corp. Ltd., (PRFC)	51,800	128,011

South Korea
LG Chem Ltd., (PRFC)	2,200	211,101

TOTAL PREFERRED STOCKS (cost $56,133,584)		49,149,183

	Units
RIGHTS*
Bulgaria
Corporate Commercial Bank AD, expiring 01/13/13	394	—

Chile
Latam Airlines Group SA, expiring 01/16/13	342	—
Sonda SA, expiring 01/04/13	46,550	9,237

		9,237

Nigeria
Oando PLC, expiring 02/06/13	5,583,758	12,516

Poland
Polimex-Mostostal SA, TBA	2,980,600	35,534

TOTAL RIGHTS (cost $0)		57,287

WARRANTS* — 2.4%
Egypt — 1.2%
Alexandria Mineral Oils Co., expiring 12/08/14(g)	60,700	698,505
Arab Cotton Ginning, expiring 12/08/14	379,670	262,656
Commercial International Bank Egypt SAE, expiring 12/01/14	549,400	2,986,190
Eastern Co., expiring 12/08/14(g)	40,498	630,692
EFG - Hermes Holdings SAE, expiring 12/08/14	151,475	262,215

WARRANTS* (continued)	Units	Value (Note 2)
Egypt (continued)
Egyptian Financial & Industrial JSC, expiring 08/10/15	125,500	$195,708
Egyptian Kuwaiti Holding Co., expiring 12/01/14	585,000	748,800
ElSwedy Electric Co., expiring 12/15/14	65,311	235,256
Ezz Steel, expiring 12/08/14	484,520	756,467
Ghabbour Auto, expiring 12/15/14	34,150	149,053
Juhayna Food Industries, expiring 12/01/14(g)	918,344	1,110,353
Maridive & Oil Services SAE, expiring 12/01/14	157,499	182,699
Misr Beni Suef Cement Co., expiring 12/08/14	19,550	211,939
National Societe Generale Bank SAE, expiring 12/08/14	86,919	481,183
Orascom Construction Industries, expiring 12/08/14	89,603	3,555,268
Oriental Weavers, expiring 12/08/14(g)	95,671	350,482
Palm Hills Developments SAE, expiring 12/15/14	773,000	296,551
Pioneers Holding, expiring 12/08/14	394,200	301,219
Sidi Perir Petrochemicals, expiring 12/01/14	421,477	878,050
Telecom Egypt, expiring 12/01/14	669,212	1,488,845
TMG Holding, expiring 12/08/14	1,190,462	829,179

		16,611,310

Malaysia
WCT Bhd, expiring 12/11/17	50,420	4,864

Saudi Arabia — 0.6%
Al Rajhi Bank, expiring 02/16/15	42,400	734,775
Alinma Bank, expiring 02/23/15	137,000	469,354
Almari Co. Ltd., expiring 11/24/14	23,826	403,367
Banque Saudi Fransi, expiring 02/23/15	32,625	255,726
Etihad Etisalat Co., expiring 12/05/14	38,200	774,020
Fawaz Abdulaziz Alhokair Co., expiring 02/23/15	6,700	185,774
Jarir Marketing Co., expiring 05/04/15	3,750	155,217
Mobile Telecomnunications Co. KSC, expiring 05/04/15	44,362	93,436
National Industrialization, expiring 05/04/15	69,350	512,156
Riyad Bank, expiring 12/15/14	29,000	177,829
Sahara Petrochemical Co., expiring 09/21/15	60,000	216,754
Samba Financial Group, expiring 02/10/15	40,800	486,234
Saudi Arabian Amiantit Co., expiring 05/11/15	21,300	82,342
Saudi Arabian Fetilizer Co., expiring 05/11/15	6,266	254,345
Saudi Arabian Mining Co., expiring 05/11/15	21,900	189,176
Saudi Basic Industries, expiring 02/23/15	30,900	739,381
Saudi Electricity Co., expiring 03/27/15	69,100	246,865
Saudi International Petrochemical Co.,expiring 03/27/15	42,130	214,536
Saudi Kayan Petrochemical Co., expiring 03/27/15	72,200	232,916
Saudi Telecom Co., expiring 05/11/15	44,400	512,562
Savola, expiring 02/02/15	61,000	650,528
Yamamah Saudi Cement Co., expiring 02/02/15	12,750	161,466

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

WARRANTS* (continued)	Units	Value (Note 2)
Saudi Arabia (continued)
Yanbu National Petrochemical P-Note HSBC, expiring 03/09/15	20,000	$252,212

		8,000,971

Vietnam — 0.6%
Bank for Foreign Trade of Vietnam JSC, expiring 10/14/16	278,880	364,254
Bao Viet Holdings, expiring 10/15/19	146,970	271,005
Development Investment Construction Corp., expiring 07/27/15	128,700	79,035
FPT Corp., expiring 01/13/15(g)	403,082	681,324
GEMADEPT Corp., expiring 12/03/14	125,667	109,224
Hagl JSC, expiring 03/03/15	217,700	225,803
Hoa Phat Group JSC, expiring 03/03/15	246,210	248,280
Kinh Do Corp., expiring 12/08/14(g)	131,034	251,687
Masan Group Corp., expiring 07/07/16(g)	184,900	905,638
PetroVietnam Construction JSC, expiring 05/20/16	1,412,830	379,923
PetroVietnam Drilling & Well Services JSC, expiring 12/15/14(g)	261,243	470,428
PetroVietnam Fertilizer & Chemicals JSC, expiring 12/09/14	269,100	462,609
PetroVietnam Technical Service JSC, expiring 12/08/14	213,000	140,126
Pha Lai Thermal Power JSC, expiring 01/13/15	401,800	229,601
Refrigeration Electrical Engineering Corp., expiring 04/07/15	201,080	160,285
Viet Nam Construction and Import-Export JSC, expiring 12/08/14	586,900	239,553
Vietnam Dairy Products JSC, expiring 09/29/14	134,730	569,331
Vietnam Joint Stock Commercial Bank for Industry and Trade, expiring 10/27/16	1,501,063	1,492,053
Vingroup JSC, expiring 12/16/14(g)	252,192	968,810

		8,248,969

TOTAL WARRANTS (cost $30,347,131)		32,866,114

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
CORPORATE BOND
India
Dr. Reddy’s Laboratories Ltd., Unsec’d. Notes (cost $16,003)
9.250%	03/24/14	NR	INR	145	13,935

TOTAL LONG-TERM INVESTMENTS (cost $1,284,020,577)					1,345,560,357

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 3.3%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $45,256,974; includes $34,069,366 of cash collateral for securities on loan)(b)(w)(Note 4)	45,256,974	$45,256,974

TOTAL INVESTMENTS — 102.5% (cost $1,329,277,551)		1,390,817,331
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.5)%		(34,240,813)

NET ASSETS — 100.0%		$1,356,576,518

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
CMPC	Compania Manufacturera de Papeles y Cartones
COPEC	Compania de Petroleos de Chile
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NR	Non Rated by Moody’s or Standard & Poor’s
NVDR	Non-voting Depositary Receipts
OTC	Over-The-Counter
PRFC	Preference Shares
TBA	To Be Announced
XLON	London Stock Exchange
INR	Indian Rupee

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $33,539,578; cash collateral of $34,069,366 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Argentina	$8,320,588	$—	$—
Botswana	3,113,194	—	2,048,965
Brazil	42,083,829	—	—
Bulgaria	1,047,671	370,601	—
Chile	41,237,869	—	—
China	15,648,036	118,162,440	544,134
Colombia	21,251,095	—	252,639
Croatia	4,810,405	—	—
Czech Republic	12,344,659	8,239,597	—
Egypt	2,635,920	—	—
Estonia	1,246,532	3,501,236	—
Ghana	2,011,504	—	—
Hungary	—	20,722,474	—
India	24,995,929	60,845,168	—
Indonesia	—	42,076,899	—
Jordan	5,440,815	2,492,754	96,994
Kazakhstan	4,773,356	3,128,470	—
Kenya	6,627,123	914,504	562,791
Kuwait	13,289,618	3,015,176	—
Latvia	766,742	—	—
Lebanon	3,365,954	—	—
Lithuania	660,644	621,087	—
Malaysia	8,734,376	33,866,008	—
Mauritius	3,236,561	36,756	—

	Level 1	Level 2	Level 3
Mexico	$89,915,916	$—	$—
Morocco	8,789,877	3,428,627	—
Nigeria	8,177,452	292,641	—
Oman	6,696,067	1,384,359	—
Pakistan	5,991,807	2,128,692	—
Peru	20,996,946	—	850,237
Philippines	3,009,393	18,953,341	—
Poland	7,202,066	39,066,167	—
Qatar	4,408,822	11,243,529	—
Romania	1,949,013	4,468,555	—
Russia	83,757,268	1,904,482	—
Slovenia	3,621,038	2,263,778	—
South Africa	10,006,299	81,500,319	—
South Korea	2,608,791	86,567,396	—
Taiwan	—	85,563,701	—
Thailand	33,969,044	13,385,216	—
Turkey	2,526,081	42,536,752	—
Ukraine	532,685	1,554,361	—
United Arab Emirates	4,280,296	9,888,357	1,629,739
Exchange Traded Funds	27,283,615	—	—
Preferred Stocks:
Brazil	44,221,719	—	—
Colombia	283,028	393,690	253,523
Croatia	1,316,585	—	—
Philippines	—	—	2,875
Russia	2,338,651	—	—
South Africa	128,011	—	—
South Korea	—	211,101	—

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Level 1	Level 2	Level 3
Rights:
Bulgaria	$—	$—	$—
Chile	9,237	—	—
Nigeria	—	12,516	—
Poland	35,534	—	—
Warrants:
Egypt	—	16,611,310	—
Malaysia	—	4,864	—
Saudi Arabia	—	8,000,971	—
Vietnam	—	8,248,969	—
Corporate Bond : India	—	13,935	—
Affiliated Money Market Mutual Fund	45,256,974	—	—

Total	$646,954,635	$737,620,799	$6,241,897

Fair Value of Level 2 investments at 12/31/11 was $25,371,035. An amount of $421,095,503 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Commercial Banks	12.3%
Telecommunications	10.2
Metals & Mining	7.6
Oil, Gas & Consumable Fuels	7.5
Diversified Financial Services	4.4
Food	3.6
Affiliated Money Market Mutual Fund (2.5% represents investments purchased with collateral from securities on loan)	3.3
Banks	2.9
Retail & Merchandising	2.9
Chemicals	2.8
Semiconductors	2.7
Electric	2.5
Diversified Operations	2.4
Beverages	2.1
Building Materials	2.1
Engineering/Construction	1.9
Real Estate	1.8
Oil & Gas	1.8
Insurance	1.7
Exchange Traded Fund	1.5
Internet Software & Services	1.4
Industrials	1.4
Pharmaceuticals	1.4
Automobile Manufacturers	1.1
Electronic Components & Equipment	1.1
Financial Services	1.1
Media & Entertainment	1.0
Computer Services & Software	0.9
Agriculture	0.8
Electric – Generation	0.8
Consumer Discretionary	0.8
Auto Parts & Equipment	0.7
Transportation	0.7
Holding Companies	0.6
Airlines	0.6
Tobacco	0.6

Information Technology	0.6%
Computers & Peripherals	0.5
Financial – Bank & Trust	0.5
Exchange Traded Funds	0.5
Machinery	0.5
Hotels & Motels	0.5
Investment Companies	0.5
Electric – Integrated	0.4
Paper & Forest Products	0.4
Distribution/Wholesale	0.3
Water	0.3
Consumer Products & Services	0.3
Commercial Services	0.3
Apparel	0.3
Real Estate Investment Trusts	0.3
Textiles	0.3
Cosmetics/Personal Care	0.2
Utilities	0.2
Medical Supplies & Equipment	0.2
Electronics	0.2
Marine	0.2
Home Furnishings	0.2
Healthcare Providers & Services	0.2
Healthcare Products & Services	0.2
Manufacturing	0.2
Oil & Gas Services	0.1
Home Builders	0.1
Entertainment & Leisure	0.1
Biotechnology	0.1
Aerospace & Defense	0.1
Pipelines	0.1
Containers & Packaging	0.1
Advertising	0.1
Energy – Alternate Sources	0.1
Diversified Manufacturing	0.1
Materials	0.1
Electronic Components	0.1

102.5
Liabilities in excess of other assets	(2.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$32,923,401	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Total
Equity contracts	$308,268	$884,001	$1,192,269

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Total
Equity contracts	$28,455	$6,701,397	$6,729,852

For the year ended December 31, 2012, the Portfolio’s average cost for warrants was $31,116,076.

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $33,539,578:
Unaffiliated investments (cost $1,284,020,577)	$1,345,560,357
Affiliated investments (cost $45,256,974)	45,256,974
Cash	4,822
Foreign currency, at value (cost $4,591,701)	4,627,717
Receivable for fund share sold	1,412,202
Dividends receivable	1,200,385
Tax reclaim receivable	17,038
Prepaid expenses	7,161

Total Assets	1,398,086,656

LIABILITIES:
Payable to broker for collateral for securities on loan	34,069,366
Payable for investments purchased	5,509,746
Foreign capital gains tax liability	691,181
Advisory fees payable	599,561
Accrued expenses and other liabilities	587,134
Foreign withheld taxes payable	39,146
Shareholder servicing fees payable	13,524
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	2

Total Liabilities	41,510,138

NET ASSETS	$1,356,576,518

Net assets were comprised of:
Paid-in capital	$1,286,356,793
Retained earnings	70,219,725

Net assets, December 31, 2012	$1,356,576,518

Net asset value and redemption price per share, $1,356,576,518 / 151,577,880 outstanding shares of beneficial interest	$8.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $3,715,401 foreign withholding tax)	$33,894,313
Affiliated income from securities lending, net	231,777
Affiliated dividend income	28,592

34,154,682

EXPENSES
Advisory fees	13,224,206
Custodian and accounting fees	2,483,000
Shareholder servicing fees and expenses	1,202,196
Loan interest expense (Note 7)	38,759
Audit fee	25,000
Commitment fee on syndicated credit agreement	23,000
Trustees’ fees	20,000
Legal fees and expenses	13,000
Insurance expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Miscellaneous	155,041

Total expenses	17,212,202
Less: shareholder servicing fee waiver	(295,879)

Net expenses	16,916,323

NET INVESTMENT INCOME	17,238,359

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions (net of foreign capital gains taxes $10,688)	(6,925,169)
Foreign currency transactions	(956,518)

(7,881,687)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(508,578))	163,993,053
Foreign currencies	106,880

164,099,933

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES.	156,218,246

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$173,456,605

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$17,238,359	$14,468,175
Net realized gain (loss) on investment and foreign currency transactions	(7,881,687)	67,429,524
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	164,099,933	(335,078,305)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	173,456,605	(253,180,606)

DISTRIBUTIONS	(34,399,261)	(8,042,202)

FUND SHARE TRANSACTIONS:
Fund share sold [72,721,087 and 92,998,198 shares, respectively]	613,440,478	823,375,989
Fund share issued in reinvestment of distributions [4,461,642 and 828,239 shares, respectively]	34,399,261	8,042,202
Fund share repurchased [37,894,310 and 109,773,366 shares, respectively]	(311,275,733)	(960,810,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	336,564,006	(129,392,613)

TOTAL INCREASE (DECREASE) IN NET ASSETS	475,621,350	(390,615,421)
NET ASSETS:
Beginning of year	880,955,168	1,271,570,589

End of year	$1,356,576,518	$880,955,168

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST SMALL-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS	Shares	Value (Note 2)
Advertising — 0.2%
Millennial Media, Inc.*	92,130	$1,154,389

Aerospace & Defense — 1.5%
Triumph Group, Inc.	147,347	9,621,759

Air Freight & Logistics — 0.6%
Atlas Air Worldwide Holdings, Inc.*	87,922	3,895,824

Airlines — 1.2%
JetBlue Airways Corp.*(a)	795,955	4,544,903
Spirit Airlines, Inc.*	17,630	312,404
US Airways Group, Inc.*(a)	193,798	2,616,273

		7,473,580

Auto Parts & Equipment — 0.5%
WABCO Holdings, Inc.*	51,484	3,356,242

Biotechnology — 3.6%
Acorda Therapeutics, Inc.*	171,955	4,274,801
Alnylam Pharmaceuticals, Inc.*	88,515	1,615,399
Exact Sciences Corp.*	54,890	581,285
Halozyme Therapeutics, Inc.*	484,937	3,253,927
Incyte Corp.*(a)	87,920	1,460,351
NPS Pharmaceuticals, Inc.*	153,308	1,395,103
Seattle Genetics, Inc.*(a)	115,945	2,689,924
United Therapeutics Corp.*(a)	132,955	7,102,456
Verastem, Inc.*	50,523	444,097

		22,817,343

Building Materials — 2.1%
Apogee Enterprises, Inc.	83,917	2,011,491
Texas Industries, Inc.*(a)	133,087	6,788,768
Trex Co., Inc.*	59,107	2,200,554
USG Corp.*(a)	83,435	2,342,020

		13,342,833

Chemicals — 2.7%
Georgia Gulf Corp.(a)	152,002	6,274,643
Huntsman Corp.	305,262	4,853,666
Quaker Chemical Corp.	118,113	6,361,566

		17,489,875

Clothing & Apparel — 0.8%
Crocs, Inc.*	33,060	475,733
Steven Madden Ltd.*	111,092	4,695,859

		5,171,592

Commercial Banks — 3.3%
Bank of the Ozarks, Inc.	77,703	2,600,719
Cardinal Financial Corp.	24,041	391,147
Citizens Republic Bancorp, Inc.*	104,316	1,978,875
CoBiz Financial, Inc.	173,556	1,296,463
First Horizon National Corp.	117,120	1,160,659
Signature Bank*	22,860	1,630,832
Susquehanna Bancshares, Inc.	197,171	2,066,352
SVB Financial Group*	37,978	2,125,629
Texas Capital Bancshares, Inc.*(a)	55,479	2,486,569
UMB Financial Corp.(a)	85,061	3,729,074
Walker & Dunlop, Inc.*	91,712	1,527,922

		20,994,241

Commercial Services — 5.3%
GEO Group, Inc. (The)	331,641	9,352,276

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Services (continued)
HMS Holdings Corp.*	40,660	$1,053,907
Monster Worldwide, Inc.*(a)	1,189,739	6,686,333
PAREXEL International Corp.*	193,481	5,725,103
Sotheby’s	73,417	2,468,280
United Rentals, Inc.*(a)	47,680	2,170,394
Waste Connections, Inc.(a)	187,851	6,347,485

		33,803,778

Computer Services & Software — 3.6%
3D Systems Corp.*(a)	8,790	468,947
Fortinet, Inc.*	385,285	8,117,955
Fusion-io, Inc.*(a)	125,195	2,870,721
QLIK Technologies, Inc.*	295,177	6,411,244
Riverbed Technology, Inc.*	269,838	5,321,205

		23,190,072

Distribution/Wholesale — 1.3%
MWI Veterinary Supply, Inc.*	49,072	5,397,920
WESCO International, Inc.*(a)	43,290	2,919,045

		8,316,965

Diversified Financial Services — 0.6%
Duff & Phelps Corp. (Class A Stock)	213,949	3,341,883
Financial Engines, Inc.*(a)	8,140	225,885

		3,567,768

Diversified Machinery — 1.0%
Chart Industries, Inc.*	64,180	4,278,881
Middleby Corp.*	19,050	2,442,401

		6,721,282

Electronic Components & Equipment — 4.1%
Coherent, Inc.	140,022	7,087,914
FARO Technologies, Inc.*	65,304	2,330,047
General Cable Corp.*	132,108	4,017,404
InvenSense, Inc.(a)	327,279	3,636,070
Universal Display Corp.*(a)	58,920	1,509,530
Universal Electronics, Inc.*	218,651	4,230,897
Woodward, Inc.	89,538	3,414,084

		26,225,946

Entertainment & Leisure — 3.6%
Bally Technologies, Inc.*(a)	183,750	8,215,464
Black Diamond, Inc.*	111,155	911,471
Carmike Cinemas, Inc.*	33,300	499,500
Multimedia Games Holding Co., Inc.*	51,399	756,079
Pinnacle Entertainment, Inc.*	274,525	4,345,731
SHFL Entertainment, Inc.*	594,506	8,620,338

		23,348,583

Financial Services — 0.7%
Cash America International, Inc.	115,044	4,563,796

Food — 1.8%
Boulder Brands, Inc.*	100,708	1,299,133
Fresh Market, Inc. (The)*(a)	118,442	5,695,876
WhiteWave Foods Co. (Class A Stock)(a)	301,707	4,688,527

		11,683,536

Healthcare Products — 6.2%
Abaxis, Inc.	29,183	1,082,689
Arthrocare Corp.*	228,981	7,920,453

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Products (continued)
Cepheid, Inc.*(a)	52,808	$1,785,438
Conceptus, Inc.*(a)	29,080	610,971
Cooper Cos., Inc. (The)	66,476	6,147,700
Female Health Co. (The)	52,112	374,164
Greatbatch, Inc.*	38,890	903,804
HeartWare International, Inc.*(a)	64,236	5,392,612
MAKO Surgical Corp.*(a)	18,202	234,260
PhotoMedex, Inc.*(a)	31,601	458,531
Sirona Dental Systems, Inc.*	136,001	8,766,624
Thoratec Corp.*	153,019	5,741,273

		39,418,519

Healthcare Services — 2.6%
Acadia Healthcare Co., Inc.*	121,984	2,845,887
Air Methods Corp.(a)	137,046	5,055,627
Centene Corp.*	168,366	6,903,006
IPC The Hospitalist Co., Inc.*	43,059	1,709,873

		16,514,393

Home Builders — 1.9%
Hovnanian Enterprises, Inc. (Class A Stock)*(a)	309,358	2,165,506
Meritage Homes Corp.*	219,458	8,196,756
Standard Pacific Corp.*(a)	222,956	1,638,727

		12,000,989

Home Furnishings — 0.2%
Select Comfort Corp.*	44,747	1,171,029

Insurance — 1.0%
Validus Holdings Ltd. (Bermuda)	191,037	6,606,059

Internet Services — 2.5%
Brightcove, Inc.*	126,922	1,147,375
ExactTarget, Inc.*(a)	107,209	2,144,180
HomeAway, Inc.*(a)	46,016	1,012,352
Pandora Media, Inc.*(a)	99,596	914,291
Saba Software, Inc.*	158,468	1,385,010
Shutterstock, Inc.	2,459	63,934
Sourcefire, Inc.*(a)	35,460	1,674,421
TIBCO Software, Inc.*	175,900	3,871,559
Trulia, Inc.*(a)	223,343	3,627,090

		15,840,212

Investment Companies — 0.5%
KKR Financial Holdings LLC(a)	286,743	3,028,006

Lodging — 0.7%
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*	380,743	4,450,886

Machinery & Equipment — 1.8%
Regal-Beloit Corp.	68,521	4,828,675
Terex Corp.*(a)	234,301	6,586,201

		11,414,876

Manufacturing — 1.9%
Colfax Corp.*(a)	115,518	4,661,151
Hexcel Corp.*	270,046	7,280,440

		11,941,591

Media — 0.2%
Martha Stewart Living Omnimedia, Inc. (Class A Stock)*	13,030	31,923

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Sinclair Broadcast Group, Inc. (Class A Stock)	87,221	$1,100,729

		1,132,652

Metals & Mining — 1.8%
Allied Nevada Gold Corp.*(a)	40,200	1,211,226
Northwest Pipe Co.*	143,042	3,412,982
RTI International Metals, Inc.*(a)	257,628	7,100,228

		11,724,436

Mortgage Finance — 0.4%
Home Loan Servicing Solutions Ltd. (Cayman Islands)	130,810	2,472,309

Oil & Gas — 8.7%
Cheniere Energy, Inc.*	43,480	816,554
Diamondback Energy, Inc.	47,408	906,441
Dril-Quip, Inc.*	51,813	3,784,940
Forum Energy Technologies, Inc.*(a)	31,513	779,947
Geospace Technologies Corp.*	170,136	15,119,986
Gulfport Energy Corp.*	210,739	8,054,444
Kodiak Oil & Gas Corp. (Canada)*	108,174	957,340
Lufkin Industries, Inc.	164,681	9,572,907
Magnum Hunter Resources Corp.*(a)	446,610	1,781,974
Oasis Petroleum, Inc.*	230,499	7,329,868
Ocean Rig UDW, Inc. (Cyprus)*	129,888	1,944,423
Rex Energy Corp.*	58,077	756,163
Thermon Group Holdings, Inc.*	163,985	3,694,582

		55,499,569

Pharmaceuticals — 7.5%
Achillion Pharmaceuticals, Inc.*(a)	112,120	899,202
Akorn, Inc.*(a)	182,063	2,432,362
Anacor Pharmaceuticals, Inc.*	61,047	317,444
Ariad Pharmaceuticals, Inc.*	241,827	4,638,242
BioMarin Pharmaceutical, Inc.*	61,246	3,016,366
BioScrip, Inc.*	157,645	1,697,837
Catamaran Corp. (Canada)*	86,422	4,071,340
Infinity Pharmaceuticals, Inc.*	25,020	875,700
Jazz Pharmaceuticals PLC (Ireland)*	50,390	2,680,748
Medivation, Inc.*	43,580	2,229,553
Natural Grocers By Vitamin Cottage, Inc.	227,426	4,341,562
Onyx Pharmaceuticals, Inc.*(a)	79,205	5,982,354
Regulus Therapeutics, Inc.*	136,780	861,714
Sagent Pharmaceuticals, Inc.*	30,736	494,542
Salix Pharmaceuticals Ltd.*	131,913	5,339,838
Sarepta Therapeutics, Inc.*(a)	68,180	1,759,044
Synageva BioPharma Corp.*(a)	27,011	1,250,339
Theravance, Inc.*(a)	187,826	4,182,885
Vivus, Inc.*(a)	83,555	1,121,308

		48,192,380

Real Estate Investment Trusts — 1.2%
Glimcher Realty Trust	167,441	1,856,921
Redwood Trust, Inc.(a)	95,421	1,611,661
Two Harbors Investment Corp.	399,691	4,428,576

		7,897,158

Retail & Merchandising — 9.3%
BJ’s Restaurants, Inc.*(a)	178,979	5,888,409
Body Central Corp.*	90,269	899,079
Bravo Brio Restaurant Group, Inc.*	65,971	885,991

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Retail & Merchandising (continued)
Chico’s FAS, Inc.	303,480	$5,602,241
Chuy’s Holdings, Inc.*(a)	17,148	383,086
Fifth & Pacific Cos., Inc.*	123,480	1,537,326
Francesca’s Holdings Corp.*(a)	294,456	7,644,077
Genesco, Inc.*	270,223	14,862,265
GNC Holdings, Inc. (Class A Stock)	50,220	1,671,322
Hibbett Sports, Inc.*(a)	26,999	1,422,847
Mattress Firm Holding Corp.*(a)	49,963	1,225,592
Red Robin Gourmet Burgers, Inc.*	32,445	1,144,984
Sally Beauty Holdings, Inc.*	19,988	471,117
Tile Shop Holdings, Inc.*(a)	56,843	956,668
Tilly’s, Inc. (Class A Stock)*	91,544	1,234,929
Ulta Salon Cosmetics & Fragrance, Inc.	18,240	1,792,262
Vitamin Shoppe, Inc.*(a)	209,852	12,037,110

		59,659,305

Savings & Loan — 0.1%
Pacific Premier Bancorp, Inc.*	47,245	483,789

Semiconductors — 3.1%
Cavium, Inc.*(a)	235,207	7,340,811
Inphi Corp.*	72,672	696,198
Integrated Device Technology, Inc.*(a)	83,590	610,207
Microsemi Corp.*	32,890	692,006
Peregrine Semiconductor Corp.*	64,064	980,820
Teradyne, Inc.*(a)	345,533	5,836,052
Veeco Instruments, Inc.*(a)	132,764	3,919,193

		20,075,287

Software — 4.0%
Compuware Corp.*	270,356	2,938,770
Concur Technologies, Inc.*(a)	53,292	3,598,276
Cornerstone OnDemand, Inc.*	172,066	5,081,109
Demandware, Inc.*	89,069	2,433,365
Guidewire Software, Inc.*	37,262	1,107,427
Infoblox, Inc.*	26,120	469,376
Jive Software, Inc.*(a)	98,364	1,429,229
MedAssets, Inc.*	359,665	6,031,582
Omnicell, Inc.*	52,766	784,630
Ultimate Software Group, Inc.*	19,560	1,846,660

		25,720,424

Telecommunications — 3.6%
Aruba Networks, Inc.*(a)	116,250	2,412,187
EZchip Semiconductor Ltd. (Israel)*(a)	113,874	3,765,813
Finisar Corp.*(a)	32,905	536,351
IPG Photonics Corp.(a)	138,457	9,228,159
Ixia*	84,980	1,442,960
NICE Systems Ltd. (Israel), ADR*	161,885	5,419,910

		22,805,380

Transportation — 1.3%
Landstar System, Inc.	87,861	4,609,188
Quality Distribution, Inc.*	293,842	1,763,052
Roadrunner Transportation Systems, Inc.*	108,631	1,970,566

		8,342,806

TOTAL LONG-TERM INVESTMENTS (cost $593,233,881)		633,131,459

SHORT-TERM INVESTMENT — 27.0%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $172,563,047; includes $162,117,795 of cash collateral for securities on loan)(b)(w) (Note 4)	172,563,047	$172,563,047

TOTAL INVESTMENTS — 126.0% (cost $765,796,928)		805,694,506
LIABILITIES IN EXCESS OF OTHER ASSETS — (26.0)%		(166,331,912)

NET ASSETS — 100.0%		$639,362,594

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $158,372,686; cash collateral of $162,117,795 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST SMALL-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$633,131,459	$—	$—
Affiliated Money Market Mutual Fund	172,563,047	—	—

Total	$805,694,506	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (25.4% represents investments purchased with collateral from securities on loan)	27.0%
Retail & Merchandising	9.3
Oil & Gas	8.7
Pharmaceuticals	7.5
Healthcare Products	6.2
Commercial Services	5.3
Electronic Components & Equipment	4.1
Software	4.0
Entertainment & Leisure	3.6
Computer Services & Software	3.6
Biotechnology	3.6

Telecommunications	3.6%
Commercial Banks	3.3
Semiconductors	3.1
Chemicals	2.7
Healthcare Services	2.6
Internet Services	2.5
Building Materials	2.1
Home Builders	1.9
Manufacturing	1.9
Metals & Mining	1.8
Food	1.8
Machinery & Equipment	1.8
Aerospace & Defense	1.5
Transportation	1.3
Distribution/Wholesale	1.3
Real Estate Investment Trusts	1.2
Airlines	1.2
Diversified Machinery	1.0
Insurance	1.0
Clothing & Apparel	0.8
Financial Services	0.7
Lodging	0.7
Air Freight & Logistics	0.6
Diversified Financial Services	0.6
Auto Parts & Equipment	0.5
Investment Companies	0.5
Mortgage Finance	0.4
Home Furnishings	0.2
Advertising	0.2
Media	0.2
Savings & Loan	0.1

126.0
Liabilities in excess of other assets	(26.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST SMALL-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $158,372,686:
Unaffiliated investments (cost $593,233,881)	$633,131,459
Affiliated investments (cost $172,563,047)	172,563,047
Receivable for fund share sold	595,613
Receivable for investments sold	386,393
Dividends receivable	366,634
Prepaid expenses	5,022

Total Assets	807,048,168

LIABILITIES:
Payable to broker for collateral for securities on loan	162,117,795
Payable for investments purchased	3,926,293
Payable to custodian	1,297,622
Advisory fees payable	266,229
Accrued expenses and other liabilities	59,657
Payable for fund share repurchased	8,936
Shareholder servicing fees payable	7,574
Deferred trustees’ fees	990
Affiliated transfer agent fee payable	478

Total Liabilities	167,685,574

NET ASSETS	$639,362,594

Net assets were comprised of:
Paid-in capital	$562,261,117
Retained earnings	77,101,477

Net assets, December 31, 2012	$639,362,594

Net asset value and redemption price per share, $639,362,594 / 28,217,541 outstanding shares of beneficial interest	$22.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income	$4,962,628
Affiliated income from securities lending, net	1,124,060
Affiliated dividend income	33,265

6,119,953

EXPENSES
Advisory fees	5,937,221
Shareholder servicing fees and expenses	659,691
Custodian and accounting fees	95,000
Audit fee	20,000
Trustees’ fees	15,000
Loan interest expense (Note 7)	12,475
Legal fees and expenses	11,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Insurance expenses	7,000
Shareholders’ reports	7,000
Miscellaneous	8,566

Total expenses	6,791,953
Less: shareholder servicing fee waiver	(87,907)

Net expenses	6,704,046

NET INVESTMENT LOSS	(584,093)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	44,313,547
Net change in unrealized appreciation (depreciation) on investments	19,635,188

NET GAIN ON INVESTMENTS	63,948,735

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,364,642

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(584,093)	$(3,445,350)
Net realized gain on investment transactions	44,313,547	137,129,300
Net change in unrealized appreciation (depreciation) on investments	19,635,188	(154,800,617)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	63,364,642	(21,116,667)

FUND SHARE TRANSACTIONS:
Fund share sold [18,998,245 and 20,862,187 shares, respectively]	415,163,665	426,268,030
Fund share repurchased [16,392,466 and 26,611,693 shares, respectively]	(356,884,855)	(527,745,516)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	58,278,810	(101,477,486)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	473,765	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	122,117,217	(122,594,153)
NET ASSETS:
Beginning of year	517,245,377	639,839,530

End of year	$639,362,594	$517,245,377

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST SMALL-CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.3%
COMMON STOCKS — 95.3%	Shares	Value (Note 2)
Advertising
National CineMedia, Inc.	10,200	$144,126

Aerospace — 1.0%
AAR Corp.	1,800	33,624
Curtiss-Wright Corp.	17,500	574,525
Esterline Technologies Corp.*	17,500	1,113,175
Moog, Inc. (Class A Stock)*	5,350	219,511
Triumph Group, Inc.	101,891	6,653,482

		8,594,317

Aerospace & Defense — 0.4%
Huntington Ingalls Industries, Inc.	13,280	575,555
Kratos Defense & Security Solutions, Inc.*	48,800	245,464
LMI Aerospace, Inc.*	63,600	1,230,024
M/A-COM Technology Solutions Holdings, Inc.*	7,900	118,263
Teledyne Technologies, Inc.*	26,133	1,700,474

		3,869,780

Agriculture — 0.2%
Andersons, Inc. (The)	21,400	918,060
Universal Corp.(a)	14,700	733,677

		1,651,737

Airlines — 0.6%
Alaska Air Group, Inc.*	64,300	2,770,687
Republic Airways Holdings, Inc.*	355,200	2,017,536
SkyWest, Inc.	83,785	1,043,961

		5,832,184

Apparel — 0.2%
Columbia Sportswear Co.(a)	28,487	1,520,066
G-III Apparel Group Ltd.*	10,100	345,723
RG Barry Corp.	12,700	179,959

		2,045,748

Auto Parts & Equipment — 0.1%
Standard Motor Products, Inc.	27,960	621,271

Automotive Components — 1.0%
Cooper Tire & Rubber Co.	249,213	6,320,042
Dana Holding Corp.	14,495	226,267
Superior Industries International, Inc.	112,090	2,286,636

		8,832,945

Biotechnology — 0.3%
Ariad Pharmaceuticals, Inc.*(a)	10,700	205,226
Cambrex Corp.*	99,800	1,135,724
Celldex Therapeutics, Inc.*	33,800	226,798
Lexicon Pharmaceuticals, Inc.*	438,100	972,582
Puma Biotechnology, Inc.*	28,200	528,750

		3,069,080

Broadcasting — 0.3%
Belo Corp. (Class A Stock)	262,014	2,009,647
Journal Communications, Inc. (Class A Stock)*	132,500	716,825

		2,726,472

Building Materials
ABM Industries, Inc.	10,100	201,495

COMMON STOCKS (continued)	Shares	Value (Note 2)
Building Materials (continued)
LSI Industries, Inc.	11,300	$79,213

		280,708

Building Products — 0.2%
Gibraltar Industries, Inc.*	127,255	2,025,900

Business Services
GP Strategies Corp.*	19,200	396,480

Capital Markets — 2.0%
Affiliated Managers Group, Inc.*	27,010	3,515,351
Cohen & Steers, Inc.(a)	45,011	1,371,485
Greenhill & Co., Inc.	72,388	3,763,452
HFF, Inc. (Class A Stock)	167,582	2,496,972
Piper Jaffray Cos.*(a)	55,800	1,792,854
Raymond James Financial, Inc.	56,990	2,195,825
Waddell & Reed Financial, Inc. (Class A Stock)	93,670	3,261,589

		18,397,528

Chemicals — 1.9%
Cytec Industries, Inc.	27,610	1,900,396
Fuller (H.B.) Co.	10,700	372,574
Georgia Gulf Corp.(a)	68,200	2,815,296
Huntsman Corp.	95,307	1,515,381
Innophos Holdings, Inc.	35,419	1,646,984
Innospec, Inc.	5,100	175,899
Intrepid Potash, Inc.	72,597	1,545,590
Koppers Holdings, Inc.	65,490	2,498,443
PolyOne Corp.	71,320	1,456,354
Schulman, (A.), Inc.	50,150	1,450,840
Sensient Technologies Corp.	42,008	1,493,805
Zep, Inc.	37,200	537,168

		17,408,730

Clothing & Apparel — 0.2%
Iconix Brand Group, Inc.*(a)	98,100	2,189,592

Commercial Banks — 6.0%
BancFirst Corp.	7,300	309,228
Bancorp, Inc. (The)*	210,793	2,312,399
Bank of Kentucky Financial Corp.	4,500	111,285
BankUnited, Inc.	88,420	2,160,985
Banner Corp.	18,000	553,140
BBCN Bancorp, Inc.	33,300	385,281
Center Bancorp, Inc.	7,300	84,534
Central Pacific Financial Corp.*	20,300	316,477
Citizens & Northern Corp.	23,300	440,370
Citizens Republic Bancorp, Inc.*	113,082	2,145,165
CNB Financial Corp.	4,500	73,710
CoBiz Financial, Inc.	37,800	282,366
Eagle Bancorp, Inc.*	69,699	1,391,889
Enterprise Financial Services Corp.	38,900	508,423
Fidelity Southern Corp.*	8,653	82,636
First BanCorp (Puerto Rico)*	71,000	325,180
First Bancorp	10,200	130,764
First Bancorp, Inc.	2,800	46,116
First Busey Corp.	68,800	319,920
First Financial Corp.	8,500	257,040
First Republic Bank	52,980	1,736,684
FirstMerit Corp.(a)	333,647	4,734,451
FNB United Corp.*(a)	22,000	255,200
German American Bancorp, Inc.	4,500	97,740

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Commercial Banks (continued)
Great Southern Bancorp, Inc.	8,500	$216,325
Hanmi Financial Corp.*	204,675	2,781,533
Horizon Bancorp	16,400	322,260
IBERIABANK Corp.	144,802	7,112,674
Merchants Bancshares, Inc.	4,500	120,465
MetroCorp Bancshares, Inc.*	18,600	204,414
Park Sterling Corp.*	63,700	333,151
Preferred Bank*	10,700	151,940
Signature Bank*	56,691	4,044,336
StellarOne Corp.	19,700	278,558
Sterling Financial Corp.	24,844	518,743
SVB Financial Group*	107,570	6,020,693
SY Bancorp, Inc.	8,500	190,570
Synovus Financial Corp.	423,293	1,037,068
TCF Financial Corp.(a)	183,126	2,224,981
Tompkins Financial Corp.	38,987	1,545,445
Umpqua Holdings Corp.	121,080	1,427,533
Virginia Commerce Bancorp, Inc.*	37,800	338,310
West Coast Bancorp	18,120	401,358
Wilshire Bancorp, Inc.*	170,800	1,002,596
Wintrust Financial Corp.(a)	127,610	4,683,287

		54,017,223

Commercial Services — 0.3%
Carriage Services, Inc.	8,500	100,895
Performant Financial Corp.*	27,600	278,760
Quad/Graphics, Inc.(a)	128,000	2,609,920

		2,989,575

Commercial Services & Supplies — 3.7%
ACCO Brands Corp.*	260,940	1,915,300
Cenveo, Inc.*(a)	364,200	983,340
Convergys Corp.	108,162	1,774,938
Deluxe Corp.	112,800	3,636,672
DFC Global Corp.*	91,002	1,684,447
Diebold, Inc.	96,594	2,956,742
EnergySolutions, Inc.*	315,200	983,424
Fusion-io, Inc.*(a)	19,700	451,721
Herman Miller, Inc.	97,830	2,095,519
KAR Auction Services, Inc.	88,694	1,795,167
Mac-Gray Corp.	26,500	332,575
Matthews International Corp. (Class A Stock)	78,484	2,519,336
Navigant Consulting, Inc.*	45,700	510,012
PHH Corp.*(a)	165,800	3,771,950
RPX Corp.*	11,800	106,672
TeleTech Holdings, Inc.*	9,600	170,880
TMS International Corp. (Class A Stock)*	157,020	1,965,890
TNS, Inc.*	56,664	1,174,645
Towers Watson & Co. (Class A Stock)	51,807	2,912,072
United Stationers, Inc.	69,290	2,147,297

		33,888,599

Communications Equipment — 1.2%
Bel Fuse, Inc. (Class B Stock)	38,260	747,983
Black Box Corp.	98,250	2,391,405
Digi International, Inc.*	199,170	1,886,140
InterDigital, Inc.(a)	42,450	1,744,695
Plantronics, Inc.	112,510	4,148,244

		10,918,467

COMMON STOCKS (continued)	Shares	Value (Note 2)
Computer Hardware — 0.1%
Insight Enterprises, Inc.*	33,800	$587,106

Computer Services & Software — 1.2%
Aspen Technology, Inc.*	31,000	856,840
CACI International, Inc. (Class A Stock)*(a) .	47,928	2,637,478
Electronics for Imaging, Inc.*	37,200	706,428
Gartner, Inc.*	9,600	441,792
Mantech International Corp. (Class A Stock)(a)	28,200	731,508
NetScout Systems, Inc.*	11,800	306,682
Parametric Technology Corp.*	146,250	3,292,088
Radisys Corp.*	28,800	85,824
SYNNEX Corp.*(a)	60,900	2,093,742

		11,152,382

Computers & Peripherals — 0.1%
Rimage Corp.	40,980	273,746
Spansion, Inc. (Class A Stock)*	48,500	674,635

		948,381

Computers Networking — 0.1%
Xyratex Ltd. (Bermuda)	84,651	711,915

Conglomerates — 0.4%
Teleflex, Inc.(a)	44,217	3,153,114

Construction & Engineering — 1.5%
EMCOR Group, Inc.	152,727	5,285,881
Granite Construction, Inc.	23,230	780,993
McDermott International, Inc. (Panama)*	167,351	1,844,208
Michael Baker Corp.	26,500	660,645
Orion Marine Group, Inc.*	171,385	1,252,824
Tutor Perini Corp.*	252,426	3,458,236
VSE Corp.	25,900	634,809

		13,917,596

Consumer Products & Services — 0.8%
American Greetings Corp. (Class A Stock)	35,000	591,150
Buckeye Technologies, Inc.	80,100	2,299,671
G&K Services, Inc. (Class A Stock)	98,035	3,347,895
Regis Corp.	70,985	1,201,066

		7,439,782

Containers & Packaging — 1.2%
Berry Plastics Group, Inc.*	95,300	1,532,424
Boise, Inc.	102,600	815,670
Graphic Packaging Holding Co.*	191,700	1,238,382
Greif, Inc. (Class A Stock)	61,404	2,732,478
Owens-Illinois, Inc.*	115,956	2,466,384
Packaging Corp. of America	41,936	1,613,278

		10,398,616

Cosmetics & Toiletries
Revlon, Inc. (Class A Stock)*	16,900	245,050

Diversified Consumer Services — 0.3%
Sotheby’s	58,250	1,958,365
Steiner Leisure Ltd. (Bahamas)*	21,772	1,049,193

		3,007,558

Diversified Financial Services — 0.6%
BGC Partners, Inc. (Class A Stock)	131,900	456,374
Cowen Group, Inc. (Class A Stock)*	329,714	807,799
Federated Investors, Inc. (Class B Stock)(a)	90,415	1,829,095

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
SeaCube Container Leasing Ltd. (Bermuda)	89,700	$1,690,845
SWS Group, Inc.*	51,125	270,451

		5,054,564

Diversified Operations — 0.1%
Standex International Corp.	8,500	435,965

Electric Utilities — 2.4%
Cleco Corp.	169,256	6,771,932
Empire District Electric Co. (The)	31,000	631,780
MGE Energy, Inc.	24,970	1,272,222
Portland General Electric Co.	311,351	8,518,563
UNS Energy Corp.	110,140	4,672,139

		21,866,636

Electrical Equipment — 0.3%
GrafTech International Ltd.*(a)	127,170	1,194,126
Regal-Beloit Corp.	20,300	1,430,541

		2,624,667

Electronic Components & Equipment — 3.1%
Arris Group, Inc.*	114,939	1,717,189
AVX Corp.	356,330	3,841,237
Belden, Inc.	57,398	2,582,336
Checkpoint Systems, Inc.*	11,800	126,732
Coherent, Inc.	43,428	2,198,325
EnerSys, Inc.*	53,600	2,016,968
FEI Co.(a)	17,500	970,550
General Cable Corp.*	69,210	2,104,676
Littelfuse, Inc.	12,400	765,204
Newport Corp.*	22,600	303,970
Park Electrochemical Corp.	177,220	4,559,871
Sanmina Corp.*	187,200	2,072,304
Synopsys, Inc.*	45,623	1,452,636
Sypris Solutions, Inc.	32,100	127,116
Vaalco Energy, Inc.*	84,600	731,790
Zebra Technologies Corp. (Class A Stock)*	65,841	2,586,235

		28,157,139

Electronic Equipment & Instruments — 0.8%
Greatbatch, Inc.*	70,500	1,638,420
PerkinElmer, Inc.	96,710	3,069,575
Vishay Intertechnology, Inc.*(a)	253,054	2,689,964

		7,397,959

Energy Equipment & Services — 1.4%
C&J Energy Services, Inc.*(a)	176,730	3,789,091
Gulf Island Fabrication, Inc.	53,210	1,278,636
Matrix Service Co.*	241,010	2,771,615
Natural Gas Services Group, Inc.*	117,000	1,921,140
Patterson-UTI Energy, Inc.(a)	36,350	677,201
TETRA Technologies, Inc.*	151,050	1,146,470
Tidewater, Inc.	29,450	1,315,826

		12,899,979

Energy–Alternate Sources — 0.1%
FutureFuel Corp.	4,500	53,280
Green Plains Renewable Energy, Inc.*	124,000	980,840
Renewable Energy Group, Inc.*	35,500	208,030

		1,242,150

COMMON STOCKS (continued)	Shares	Value (Note 2)
Entertainment & Leisure — 0.5%
Carmike Cinemas, Inc.*	22,899	$343,485
Isle of Capri Casinos, Inc.*(a)	54,100	302,960
Scientific Games Corp. (Class A Stock)*	135,325	1,173,268
Speedway Motorsports, Inc.	34,918	622,937
WMS Industries, Inc.*	125,056	2,188,480

		4,631,130

Environmental Control — 0.1%
Ceco Environmental Corp.	36,700	365,165
Darling International, Inc.*	50,700	813,228
Metalico, Inc.*	15,800	30,968

		1,209,361

Environmental Services — 0.4%
Tetra Tech, Inc.*	150,858	3,990,194

Financial Services — 1.3%
Alliance Financial Corp.	6,200	269,762
Assured Guaranty Ltd. (Bermuda)	59,200	842,416
Encore Capital Group, Inc.*(a)	46,200	1,414,644
First Commonwealth Financial Corp.(a)	216,500	1,476,530
Flushing Financial Corp.	22,600	346,684
Lakeland Financial Corp.	14,700	379,848
National Financial Partners Corp.*(a)	140,400	2,406,456
NBT Bancorp, Inc.	22,600	458,102
Nelnet, Inc. (Class A Stock)	51,300	1,528,227
OceanFirst Financial Corp.	16,400	225,500
Trustco Bank Corp.	36,700	193,776
World Acceptance Corp.*(a)	31,000	2,311,360
WSFS Financial Corp.	4,500	190,125

		12,043,430

Financial–Bank & Trust — 6.2%
1st Source Corp.	6,300	139,167
Banco Latinoamericano de Comercio Exterior SA (Supranational Bank)	22,600	487,256
BancorpSouth, Inc.	83,515	1,214,308
Bank of the Ozarks, Inc.(a)	15,200	508,744
Berkshire Hills Bancorp, Inc.	15,200	362,672
Boston Private Financial Holdings, Inc.	153,988	1,387,432
Camden National Corp.	4,500	152,865
Cardinal Financial Corp.	159,646	2,597,440
Cathay General Bancorp	33,300	649,350
Chemical Financial Corp.	13,485	320,404
City Holding Co.(a)	26,500	923,525
Community Bank System, Inc.	15,200	415,872
Community Trust Bancorp, Inc.	24,642	807,765
CVB Financial Corp.	163,500	1,700,400
East West Bancorp, Inc.	22,000	472,780
Financial Institutions, Inc.	28,200	525,366
First Community Bancshares, Inc.	41,200	657,964
First Financial Bancorp	42,100	615,502
First Financial Holdings, Inc.	29,900	391,092
First Horizon National Corp.	306,399	3,036,414
First Merchants Corp.	25,900	384,356
First Midwest Bancorp, Inc.	339,819	4,254,534
First Niagara Financial Group, Inc.	73,517	582,990
First of Long Island Corp. (The)	4,500	127,440
FNB Corp.	107,100	1,137,402
Hancock Holding Co.	108,485	3,443,314
Heartland Financial USA, Inc.	23,100	604,065

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Financial–Bank & Trust (continued)
Hudson Valley Holding Corp.	2,597	$40,435
Independent Bank Corp.	25,900	749,805
Lakeland Bancorp, Inc.	38,827	395,259
MainSource Financial Group, Inc.	41,200	522,004
National Penn Bancshares, Inc.	206,845	1,927,795
Ocwen Financial Corp.*	163,000	5,638,170
Oriental Financial Group, Inc. (Puerto Rico	102,600	1,369,710
PacWest Bancorp(a)	144,802	3,588,194
Park National Corp.(a)	6,200	400,706
Peoples Bancorp, Inc.	24,000	490,320
Pinnacle Financial Partners, Inc.*	117,810	2,219,540
Provident Financial Services, Inc.	32,100	478,932
Renasant Corp.	28,500	545,490
Republic Bancorp, Inc. (Class A Stock)	13,146	277,775
Sierra Bancorp	29,200	333,756
Southside Bancshares, Inc.(a)	17,768	374,194
Southwest Bancorp, Inc.*	109,833	1,230,130
Suffolk Bancorp*	5,100	66,810
Susquehanna Bancshares, Inc.	253,678	2,658,546
Trico Bancshares	1,700	28,475
Trustmark Corp.	20,300	455,938
Washington Trust Bancorp, Inc.	11,300	297,303
WesBanco, Inc.	18,000	399,960
West Bancorp	36,800	396,704
Zions Bancorporation(a)	153,593	3,286,890

		56,073,260

Food — 0.6%
Sanderson Farms, Inc.	33,434	1,589,787
Spartan Stores, Inc.	124,000	1,904,640
TreeHouse Foods, Inc.*	33,049	1,722,844
WhiteWave Foods Co. (Class A Stock)(a)	23,700	368,298

		5,585,569

Food & Staples Retailing — 1.2%
Casey’s General Stores, Inc.(a)	27,199	1,444,267
Pantry, Inc. (The)*	596,096	7,230,645
Weis Markets, Inc.	51,380	2,012,555

		10,687,467

Food Products — 0.5%
Ingredion, Inc.	64,843	4,177,835

Gas Utilities — 1.1%
Laclede Group, Inc. (The)	54,850	2,117,759
New Jersey Resources Corp.	50,639	2,006,317
Northwest Natural Gas Co.	61,170	2,703,714
WGL Holdings, Inc.	70,640	2,768,382

		9,596,172

Healthcare Equipment & Services — 0.1%
Skilled Healthcare Group, Inc. (Class Astock)*	193,900	1,235,143

Healthcare Equipment & Supplies
Cantel Medical Corp.	4,500	133,785

Healthcare Products — 0.2%
Integra Lifesciences Holdings Corp.*(a)	40,600	1,582,182

Healthcare Providers & Services — 0.5%
Cross Country Healthcare, Inc.*	267,260	1,282,848
LifePoint Hospitals, Inc.*	78,652	2,969,113

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Providers & Services (continued)
Select Medical Holdings Corp.	21,400	$201,802

		4,453,763

Healthcare Services — 1.2%
Almost Family, Inc.	52,592	1,065,514
Amedisys, Inc.*	6,800	76,636
AmSurg Corp.*	93,593	2,808,726
Five Star Quality Care, Inc.*	365,900	1,833,159
HealthSouth Corp.*	59,327	1,252,393
MEDNAX, Inc.*(a)	24,463	1,945,298
Molina Healthcare, Inc.*	2,500	67,650
Triple-S Management Corp. (Puerto Rico)
(Class B Stock)*(a)	107,100	1,978,137

		11,027,513

Holding Companies — 0.1%
National Bank Holdings Corp. (Class A Stock)	32,700	620,973

Home Builders
KB Home(a)	22,000	347,600

Hotels, Restaurants & Leisure — 0.2%
Cracker Barrel Old Country Store, Inc.	32,103	2,062,939

Household Durables — 0.8%
Kimball International, Inc. (Class B Stock)	97,500	1,131,975
MDC Holdings, Inc.	31,000	1,139,560
Ryland Group, Inc. (The)(a)	87,090	3,178,785
Scotts Miracle-Gro Co. (The) (Class A Stock)	47,107	2,075,063

		7,525,383

Household Products — 1.4%
Central Garden & Pet Co. (Class A Stock)*	326,079	3,407,526
Central Garden & Pet Co.*	45,772	458,635
Helen of Troy Ltd. (Bermuda)*	117,800	3,933,342
Prestige Brands Holdings, Inc.*	235,976	4,726,599

		12,526,102

Housewares
Lifetime Brands, Inc.	23,700	251,457

Industrial Products — 1.5%
Brady Corp. (Class A Stock)	80,379	2,684,659
EnPro Industries, Inc.*(a)	108,462	4,436,096
Watts Water Technologies, Inc. (Class A Stock)	71,128	3,057,793
WESCO International, Inc.*(a)	44,267	2,984,924

		13,163,472

Insurance — 5.7%
Allied World Assurance Co. Holdings AG (Switzerland)	68,260	5,378,888
Alterra Capital Holdings Ltd. (Bermuda)	81,905	2,308,902
American Equity Investment Life Holding Co.(a)	219,300	2,677,653
American Safety Insurance Holdings Ltd. (Bermuda)*	16,400	310,288
AMERISAFE, Inc.*	58,100	1,583,225
AmTrust Financial Services, Inc.	40,890	1,173,134
Arch Capital Group Ltd. (Bermuda)*	34,250	1,507,685
Aspen Insurance Holdings Ltd. (Bermuda)	35,500	1,138,840
AXIS Capital Holdings Ltd. (Bermuda)	106,760	3,698,166

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
CNO Financial Group, Inc.	403,746	$3,766,950
Crawford & Co. (Class B Stock)	12,400	98,952
Employers Holdings, Inc.	213,739	4,398,749
Endurance Specialty Holdings Ltd. (Bermuda)	57,796	2,293,923
Hanover Insurance Group, Inc. (The)	64,854	2,512,444
Horace Mann Educators Corp.	151,369	3,021,325
Infinity Property & Casualty Corp.	59,745	3,479,549
Maiden Holdings Ltd. (Bermuda)	32,700	300,513
Meadowbrook Insurance Group, Inc.	51,300	296,514
Platinum Underwriters Holdings Ltd. (Bermuda)	78,746	3,622,316
ProAssurance Corp.	82,492	3,480,338
Reinsurance Group of America, Inc.	41,767	2,235,370
Selective Insurance Group, Inc.	34,400	662,888
Stewart Information Services Corp.(a)	20,900	543,400
Symetra Financial Corp.	54,100	702,218
Tower Group, Inc.	4,462	79,290

		51,271,520

Internet Services — 0.1%
Kayak Software Corp.	937	37,218
Shutterstock, Inc.	6,200	161,200
Trulia, Inc.*(a)	9,000	146,160
United Online, Inc.	159,600	892,164

		1,236,742

Internet Software & Services
Bazaarvoice, Inc.(a)	14,100	131,835
Envivio, Inc.*	24,200	41,140
ExactTarget, Inc.*(a)	9,000	180,000

		352,975

Investment Companies — 0.5%
Apollo Investment Corp.	154,500	1,291,620
Fidus Investment Corp.	14,728	242,276
KCAP Financial, Inc.	69,733	640,846
MCG Capital Corp.	68,186	313,656
Prospect Capital Corp.	168,884	1,835,769

		4,324,167

IT Services — 0.1%
Unisys Corp.*	56,930	984,889

Leisure Equipment & Products — 0.2%
Callaway Golf Co.(a)	226,250	1,470,625

Machinery — 1.9%
Altra Holdings, Inc.	81,870	1,805,233
FreightCar America, Inc.	19,700	441,674
Gardner Denver, Inc.	22,070	1,511,795
IDEX Corp.	45,802	2,131,167
Kaydon Corp.	62,356	1,492,179
NN, Inc.*	54,700	501,052
Oshkosh Corp.*	38,060	1,128,479
RBC Bearings, Inc.*	60,145	3,011,460
Robbins & Myers, Inc.	1,100	65,395
Snap-on, Inc.	33,150	2,618,519
Trimas Corp.*	74,054	2,070,550

		16,777,503

COMMON STOCKS (continued)	Shares	Value (Note 2)
Machinery & Equipment — 1.3%
Applied Industrial Technologies, Inc.(a)	70,800	$2,974,308
Briggs & Stratton Corp.	191,600	4,038,928
Cascade Corp.	3,400	218,620
Kadant, Inc.*	93,914	2,489,660
RPC, Inc.(a)	29,530	361,447
Terex Corp.*(a)	56,036	1,575,172

		11,658,135

Manufacturing — 0.4%
Actuant Corp. (Class A Stock)	110,661	3,088,549
Park Ohio Holdings Corp.*	14,700	313,257
Proto Labs, Inc.*	5,100	201,042
STR Holdings, Inc.*(a)	70,500	177,660

		3,780,508

Marine — 0.3%
Diana Shipping, Inc. (Marshall Islands)*(a)	96,784	706,523
Kirby Corp.*	32,990	2,041,751

		2,748,274

Media — 0.7%
Demand Media, Inc.*	114,500	1,063,705
Entercom Communications Corp. (Class A Stock)*(a)	214,700	1,498,606
LIN TV Corp. (Class A Stock)*	187,800	1,414,134
Salem Communications Corp. (Class A Stock)	18,600	101,556
Sinclair Broadcast Group, Inc. (Class A Stock)	140,400	1,771,848

		5,849,849

Medical — Drugs
Taylor Capital Group, Inc.*	15,800	285,190

Medical Supplies & Equipment — 0.1%
Incyte Corp.*(a)	45,700	759,077

Metals & Mining — 2.7%
Allegheny Technologies, Inc.	63,990	1,942,736
Carpenter Technology Corp.	17,440	900,427
Coeur d’Alene Mines Corp.*	85,700	2,108,220
Compass Minerals International, Inc.(a)	27,935	2,087,024
Globe Specialty Metals, Inc.	98,100	1,348,875
Haynes International, Inc.	24,960	1,294,675
Horsehead Holding Corp.*	118,530	1,210,191
LB Foster Co. (Class A Stock)	33,300	1,446,552
Olympic Steel, Inc.	36,130	799,918
Revett Minerals, Inc. (Canada)*	67,100	189,222
RTI International Metals, Inc.*(a)	209,520	5,774,371
US Silica Holdings, Inc.(a)	58,100	972,013
Westmoreland Coal Co.*(a)	8,600	80,324
Worthington Industries, Inc.	170,300	4,426,097

		24,580,645

Office Equipment — 0.2%
Interface, Inc.	99,156	1,594,429
Knoll, Inc.	28,800	442,368

		2,036,797

Oil & Gas — 1.8%
Berry Petroleum Co. (Class A Stock)	67,664	2,270,127
CVR Energy, Inc.*	53,600	2,615,144
Diamondback Energy, Inc.	32,700	625,224

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas (continued)
Energy XXI Bermuda Ltd. (Bermuda)(a)	40,000	$1,287,600
Goodrich Petroleum Corp.*(a)	103,210	961,917
Helix Energy Solutions Group, Inc.*	110,000	2,270,400
Key Energy Services, Inc.*	265,206	1,843,182
Oasis Petroleum, Inc.*	42,429	1,349,242
Swift Energy Co.*	111,667	1,718,555
W&T Offshore, Inc.	88,500	1,418,655

		16,360,046

Oil, Gas & Consumable Fuels — 1.6%
Bill Barrett Corp.*(a)	103,900	1,848,381
Bonanza Creek Energy, Inc.(a)	13,000	361,270
Carrizo Oil & Gas, Inc.*(a)	114,490	2,395,131
Cloud Peak Energy, Inc.*	91,750	1,773,528
EPL Oil & Gas, Inc.*	165,800	3,738,790
Forum Energy Technologies, Inc.*(a)	41,200	1,019,700
Rex Energy Corp.*	148,670	1,935,683
Superior Energy Services, Inc.*	34,869	722,486
Western Refining, Inc.	22,000	620,180

		14,415,149

Paper & Forest Products — 0.4%
Domtar Corp.	7,300	609,696
P.H. Glatfelter Co.	19,200	335,616
Resolute Forest Products*	56,400	746,736
Rock-Tenn Co. (Class A Stock)	23,100	1,614,921
Schweitzer-Mauduit International, Inc.	7,900	308,337

		3,615,306

Personal Services — 0.1%
Stewart Enterprises, Inc. (Class A Stock)	81,200	620,368

Pharmaceuticals — 0.4%
Achillion Pharmaceuticals, Inc.*(a)	7,900	63,358
Alkermes PLC (Ireland)*(a)	64,300	1,190,836
Impax Laboratories, Inc.*	92,500	1,895,325
Progenics Pharmaceuticals, Inc.*	38,300	114,134

		3,263,653

Printing & Publishing — 0.1%
Courier Corp.	49,100	540,100

Professional Services — 0.5%
Hudson Global, Inc.*	78,830	353,158
Korn/Ferry International*	32,110	509,265
TrueBlue, Inc.*	214,650	3,380,738

		4,243,161

Real Estate — 0.1%
Realogy Holdings Corp.	22,000	923,120

Real Estate Investment Trusts — 9.4%
American Campus Communities, Inc.	52,400	2,417,212
Anworth Mortgage Asset Corp.	534,300	3,088,254
Ashford Hospitality Trust, Inc.	192,800	2,026,328
BioMed Realty Trust, Inc.	109,137	2,109,618
Campus Crest Communities, Inc.	254,250	3,117,105
CapLease, Inc.	175,900	979,763
Capstead Mortgage Corp.	296,900	3,405,443
CBL & Associates Properties, Inc.(a)	106,579	2,260,541
Cedar Realty Trust, Inc.	194,500	1,026,960
Chesapeake Lodging Trust	59,200	1,236,096
Coresite Realty Corp.	77,800	2,151,948

COMMON STOCKS (continued)	Shares	Value (Note 2)
Real Estate Investment Trusts (continued)
Corporate Office Properties Trust	30,100	$751,898
Cousins Properties, Inc.	246,397	2,057,415
CYS Investments, Inc.(a)	129,100	1,524,671
DCT Industrial Trust, Inc.	248,700	1,614,063
EastGroup Properties, Inc.	48,640	2,617,318
Education Realty Trust, Inc.	197,566	2,102,102
EPR Properties	19,200	885,312
Equity One, Inc.	132,920	2,792,649
Extra Space Storage, Inc.	21,400	778,746
FelCor Lodging Trust, Inc.*	159,000	742,530
First Industrial Realty Trust, Inc.*	256,600	3,612,928
Getty Realty Corp.(a)	18,000	325,080
Hersha Hospitality Trust	340,490	1,702,450
Home Properties, Inc.(a)	6,200	380,122
Invesco Mortgage Capital, Inc.	15,300	301,563
Kite Realty Group Trust	71,600	400,244
LaSalle Hotel Properties	112,070	2,845,457
Lexington Realty Trust(a)	504,123	5,268,085
LTC Properties, Inc.	41,200	1,449,828
MFA Financial, Inc.	470,332	3,814,393
Mid-America Apartment Communities, Inc.	103,676	6,713,021
National Retail Properties, Inc.	32,700	1,020,240
Omega Healthcare Investors, Inc.(a)	132,500	3,160,125
Parkway Properties, Inc.	126,900	1,775,331
Pebblebrook Hotel Trust	148,080	3,420,648
Pennsylvania Real Estate Investment Trust	159,552	2,814,497
Ramco-Gershenson Properties Trust	37,200	495,132
Redwood Trust, Inc.(a)	235,700	3,980,973
Senior Housing Properties Trust	19,300	456,252
Sun Communities, Inc.	19,200	765,888
Washington Real Estate Investment Trust	24,700	645,905
Winthrop Realty Trust	46,800	517,140

		85,551,274

Real Estate Management & Development — 0.2%
CBRE Group, Inc. (Class A Stock)*	39,115	778,389
Jones Lang LaSalle, Inc.	15,780	1,324,573

		2,102,962

Registered Investment Companies — 0.1%
American Capital Ltd.*	78,900	946,800
Gladstone Capital Corp.	18,000	146,880

		1,093,680

Restaurants
Papa John’s International, Inc.*	2,300	126,362

Retail & Merchandising — 2.8%
Abercrombie & Fitch Co. (Class A Stock)	14,298	685,875
Bloomin’ Brands, Inc.	19,200	300,288
Cabela’s, Inc.*(a)	103,570	4,324,048
Cash America International, Inc.	11,300	448,271
Conn’s, Inc.*(a)	121,534	3,728,663
Del Frisco’s Restaurant Group, Inc.	21,400	333,626
Dillard’s, Inc. (Class A Stock)	18,000	1,507,860
Dole Food Co., Inc.*(a)	168,228	1,929,575
Ethan Allen Interiors, Inc.	74,365	1,911,924
Express, Inc.*	129,792	1,958,561
Five Below, Inc.*	14,700	470,988
Men’s Wearhouse, Inc. (The)	45,819	1,427,720
OfficeMax, Inc.(a)	302,200	2,949,472

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Retail & Merchandising (continued)
Perry Ellis International, Inc.	70,150	$1,395,985
Restoration Hardware Holdings, Inc.(a)	6,800	229,364
Ruth’s Hospitality Group, Inc.*	144,300	1,049,061
Tuesday Morning Corp.*	93,600	585,000
World Fuel Services Corp.	13,500	555,795

		25,792,076

Road & Rail — 0.6%
Genesee & Wyoming, Inc. (Class A Stock)*(a)	32,620	2,481,730
Old Dominion Freight Line, Inc.*	72,558	2,487,288

		4,969,018

Savings & Loan — 0.2%
BofI Holding, Inc.*	15,200	423,624
Homestreet, Inc.*	56,500	1,443,575

		1,867,199

Schools — 0.1%
Corinthian Colleges, Inc.*(a)	171,400	418,216

Semiconductors — 1.5%
Amkor Technology, Inc.*(a)	378,900	1,610,325
DSP Group, Inc.*	29,900	172,224
Emulex Corp.*	261,979	1,912,447
First Solar, Inc.*(a)	117,300	3,622,224
GSI Group, Inc. (Canada)*	44,500	385,370
GT Advanced Technologies, Inc.*(a)	583,600	1,762,472
Integrated Silicon Solution, Inc.*	55,800	502,200
IXYS Corp.	18,000	164,520
MKS Instruments, Inc.	29,900	770,822
Peregrine Semiconductor Corp.*	76,100	1,165,091
Photronics, Inc.*	66,500	396,340
PMC - Sierra, Inc.*	59,200	308,432
Semtech Corp.*	15,200	440,040
Skyworks Solutions, Inc.*	16,900	343,070
Ultra Clean Holdings*	41,700	204,747

		13,760,324

Semiconductors & Semiconductor Equipment — 2.8%
Brooks Automation, Inc.	49,600	399,280
Entegris, Inc.*	79,111	726,239
Exar Corp.*	306,532	2,728,135
Intermolecular, Inc.*	29,900	266,110
LTX-Credence Corp.*	206,400	1,353,984
Mindspeed Technologies, Inc.*	151,700	709,956
ON Semiconductor Corp.*	574,400	4,049,520
Rudolph Technologies, Inc.*	201,430	2,709,234
Teradyne, Inc.*(a)	553,400	9,346,926
Veeco Instruments, Inc.*(a)	92,280	2,724,106

		25,013,490

Software — 0.7%
Audience, Inc.*	19,700	204,683
AVG Technologies NV (Netherlands)	900	14,247
CSG Systems International, Inc.*	41,200	749,016
Demandware, Inc.*	12,400	338,768
Eloqua, Inc.*(a)	37,400	882,266
EPIQ Systems, Inc.	22,000	281,160
Guidewire Software, Inc.*	7,300	216,956
MedAssets, Inc.*	179,320	3,007,196
Proofpoint, Inc.*	4,500	55,395

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
Workday, Inc. (Class A Stock)(a)	8,500	$463,250

		6,212,937

Specialty Retail — 1.4%
ANN, Inc.*	141,044	4,772,929
Brown Shoe Co., Inc.	146,600	2,693,042
Cato Corp. (The) (Class A Stock)	31,777	871,643
Guess?, Inc.	94,400	2,316,576
MarineMax, Inc.*(a)	189,880	1,697,527

		12,351,717

Technology Services
Infoblox, Inc.*	18,600	334,242

Telecommunications — 1.0%
Anixter International, Inc.	10,100	646,198
Aviat Networks, Inc.*	63,200	207,928
Comtech Telecommunications Corp.	51,505	1,307,197
Consolidated Communications Holdings, Inc.(a)	70,500	1,122,360
Oplink Communications, Inc.*	12,400	193,192
Premiere Global Services, Inc.*	141,500	1,383,870
RF Micro Devices, Inc.*	609,050	2,728,544
Ruckus Wireless, Inc.(a)	45,100	1,016,103
Symmetricon, Inc.*	28,200	162,714

		8,768,106

Textiles, Apparel & Luxury Goods — 0.1%
Jones Group, Inc. (The)	47,400	524,244

Thrifts & Mortgage Finance — 0.3%
BankFinancial Corp.	27,700	205,534
People’s United Financial, Inc.	125,810	1,521,043
Provident Financial Holdings, Inc.	9,600	168,000
Westfield Financial, Inc.	163,110	1,179,285

		3,073,862

Transportation — 0.5%
Aircastle Ltd. (Bermuda)	44,000	551,760
Amerco, Inc.	14,701	1,864,234
Atlas Air Worldwide Holdings, Inc.*	4,500	199,395
Gulfmark Offshore, Inc. (Class A Stock)	36,700	1,264,315
Quality Distribution, Inc.*	16,422	98,532
Swift Transportation Co.*	50,200	457,824
Universal Truckload Services, Inc.	10,100	184,325

		4,620,385

Utilities — 2.3%
American States Water Co.	7,300	350,254
California Water Service Group	12,400	227,540
Chesapeake Utilities Corp.	8,500	385,900
El Paso Electric Co.	43,400	1,384,894
Great Plains Energy, Inc.	263,708	5,355,910
IDACORP, Inc.	123,221	5,341,630
NorthWestern Corp.	43,400	1,507,282
South Jersey Industries, Inc.	16,900	850,577
Southwest Gas Corp.	52,400	2,222,284
UIL Holdings Corp.	12,400	444,044
Westar Energy, Inc.(a)	104,329	2,985,896

		21,056,211

Warehouse/Industrial — 0.1%
Wesco Aircraft Holdings, Inc.*	61,500	812,415

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Water Utilities
Artesian Resources Corp. (Class A Stock)	7,300	$163,739
Consolidated Water Co. Ltd. (Cayman Islands)	6,200	45,880

		209,619

TOTAL COMMON STOCKS (cost $780,437,859)		864,821,889

EXCHANGE TRADED FUNDS — 0.9%
iShares NASDAQ Biotechnology Index Fund	7,197	987,572
iShares Russell 2000 Index Fund(a)	15,325	1,291,744
iShares Russell 2000 Value Index Fund	84,200	6,357,942

TOTAL EXCHANGE TRADED FUNDS (cost $7,904,273)		8,637,258

Interest Rate	Maturity Date		Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Notes
0.250%	11/30/13	(k)	$915	915,536

(cost $915,327)
TOTAL LONG-TERM INVESTMENTS (cost $789,257,459)				874,374,683

SHORT-TERM INVESTMENT — 17.7%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $160,066,335; includes $126,230,683 of cash collateral for securities on loan)(b)(w)(Note 4)	160,066,335	160,066,335

TOTAL INVESTMENTS — 114.0% (cost $949,323,794)		1,034,441,018
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (14.0)%		(126,643,808)

NET ASSETS — 100.0%		$907,797,210

The following abbreviation is used in the Portfolio descriptions:

NASDAQ	National Association for Securities Dealers

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $125,035,538; cash collateral of $126,230,683 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k)	Represents security, or a portion thereof, segregated as
collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation
Long Position:
213	Russell 2000 Mini	Mar. 2013	$17,751,660	$18,032,580	$280,920

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identifical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$864,821,889	$—	$—
Exchange Traded Funds	8,637,258	—	—
U.S. Treasury Obligation	—	915,536	—
Affiliated Money Market Mutual Fund	160,066,335	—	—
Other Financial Instruments*
Futures	280,920	—	—

Total	$1,033,806,402	$915,536	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (13.9% represents investments purchased with collateral from securities onloan)	17.7%
Real Estate Investment Trusts	9.4
Financial - Bank & Trust	6.2
Commercial Banks	6.0
Insurance	5.7
Commercial Services & Supplies	3.7
Electronic Components & Equipment	3.1
Retail & Merchandising	2.8
Semiconductors & Semiconductor Equipment	2.8
Metals & Mining	2.7
Electric Utilities	2.4
Utilities	2.3
Capital Markets	2.0
Machinery	1.9
Chemicals	1.8
Oil & Gas	1.8
Oil, Gas & Consumable Fuels	1.6
Construction & Engineering	1.5
Semiconductors	1.5
Industrial Products	1.5
Energy Equipment & Services	1.4
Household Products	1.4
Specialty Retail	1.4
Financial Services	1.3
Machinery & Equipment	1.3
Computer Services & Software	1.2
Healthcare Services	1.2
Communications Equipment	1.2
Food & Staples Retailing	1.2
Containers & Packaging	1.2
Gas Utilities	1.1
Automotive Components	1.0
Telecommunications	1.0
Exchange Traded Funds	1.0
Aerospace	1.0
Household Durables	0.8
Consumer Products & Services	0.8
Electronic Equipment & Instruments	0.8
Software	0.7
Media	0.7
Airlines	0.6
Food	0.6
Diversified Financial Services	0.6
Road & Rail	0.6
Entertainment & Leisure	0.5
Transportation	0.5
Healthcare Providers & Services	0.5

Investment Companies	0.5%
Professional Services	0.5
Food Products	0.5
Environmental Services	0.4
Aerospace & Defense	0.4
Manufacturing	0.4
Paper & Forest Products	0.4
Pharmaceuticals	0.4
Conglomerates	0.4
Thrifts & Mortgage Finance	0.3
Biotechnology	0.3
Diversified Consumer Services	0.3
Commercial Services	0.3
Marine	0.3
Broadcasting	0.3
Electrical Equipment	0.3
Clothing & Apparel	0.2
Real Estate Management & Development	0.2
Hotels, Restaurants & Leisure	0.2
Apparel	0.2
Office Equipment	0.2
Building Products	0.2
Savings & Loan	0.2
Agriculture	0.2
Healthcare Products	0.2
Leisure Equipment & Products	0.2
Energy – Alternate Sources	0.1
Internet Services	0.1
Healthcare Equipment & Services	0.1
Environmental Control	0.1
Registered Investment Companies	0.1
IT Services	0.1
Computers & Peripherals	0.1
Real Estate	0.1
U.S. Treasury Obligations	0.1
Warehouse/Industrial	0.1
Medical Supplies & Equipment	0.1
Computers Networking	0.1
Auto Parts & Equipment	0.1
Holding Companies	0.1
Personal Services	0.1
Computer Hardware	0.1
Printing & Publishing	0.1
Textiles, Apparel & Luxury Goods	0.1
Diversified Operations	0.1
Schools	0.1

114.0
Liabilities in excess of other assets	(14.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST SMALL-CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging	Asset Derivatives			Liability Derivatives
instruments, carried at fair value	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker—variation margin	$280,920	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value			Futures
Equity contracts			$1,186,640

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Total
Equity contracts	$(91,072)	$299,095	$208,023

For the year ended December 31, 2012, the Portfolio’s average value at trade date for futures long position was $13,427,879.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST SMALL-CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $125,035,538:
Unaffiliated investments (cost $789,257,459)	$874,374,683
Affiliated investments (cost $160,066,335)	160,066,335
Cash	5,450
Receivable for investments sold	2,402,056
Dividends and interest receivable	1,160,227
Due from broker-varation margin	466,470
Receivable for fund share sold	349,932
Prepaid expenses	10,819

Total Assets	1,038,835,972

LIABILITIES:
Payable to broker for collateral for securities on loan	126,230,683
Payable for investments purchased	2,309,611
Payable for fund share repurchased	2,024,503
Advisory fees payable	353,274
Accrued expenses and other liabilities	110,326
Shareholder servicing fees payable	9,887
Affiliated transfer agent fee payable	478

Total Liabilities	131,038,762

NET ASSETS	$907,797,210

Net assets were comprised of:
Paid-in capital	$792,421,124
Retained earnings	115,376,086

Net assets, December 31, 2012	$907,797,210

Net asset value and redemption price per share, $907,797,210 / 60,829,587 outstanding shares of beneficial interest	$14.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $2,121 foreign withholding tax)	$17,272,039
Affiliated income from securities lending, net	581,586
Affiliated dividend income	57,420
Interest income	2,250

17,913,295

EXPENSES
Advisory fees	7,359,330
Shareholder servicing fees and expenses	817,703
Custodian and accounting fees	223,000
Audit fee	23,000
Trustees’ fees	15,000
Insurance expenses	9,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	8,000
Loan interest expense (Note 7)	5,603
Miscellaneous	5,243

Total expenses	8,491,879
Less: shareholder servicing fee waiver	(142,081)

Net expenses	8,349,798

NET INVESTMENT INCOME	9,563,497

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	32,991,176
Futures transactions	1,186,640
Foreign currency transactions	17,060

34,194,876

Net change in unrealized appreciation (depreciation) on:
Investments	71,213,417
Futures	299,095

71,512,512

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	105,707,388

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$115,270,885

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,563,497	$3,764,833
Net realized gain on investment and foreign currency transactions	34,194,876	132,382,482
Net change in unrealized appreciation (depreciation) on investments	71,512,512	(190,545,641)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	115,270,885	(54,398,326)

DISTRIBUTIONS	(3,766,620)	(4,413,128)

FUND SHARE TRANSACTIONS:
Fund share sold [30,286,778 and 25,770,296 shares, respectively]	425,813,604	329,137,499
Fund share issued in reinvestment of distributions [284,703 and 329,830 shares, respectively]	3,766,620	4,413,128
Fund share repurchased [18,340,975 and 55,313,254 shares, respectively]	(249,995,151)	(714,500,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	179,585,073	(380,950,285)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	596,705

TOTAL INCREASE (DECREASE) IN NET ASSETS	291,089,338	(439,165,034)
NET ASSETS:
Beginning of year	616,707,872	1,055,872,906

End of year	$907,797,210	$616,707,872

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 94.9%
COMMON STOCKS — 94.3%	Shares	Value (Note 2)
Advertising — 0.3%
WPP PLC (United Kingdom)	486,614	$7,109,068

Aerospace & Defense — 1.5%
Boeing Co. (The)	269,200	20,286,912
Lockheed Martin Corp.	117,700	10,862,533
United Technologies Corp.	49,700	4,075,897

		35,225,342

Agriculture — 0.8%
Archer-Daniels-Midland Co.	743,200	20,356,248

Airlines — 0.7%
United Continental Holdings, Inc.*(a)	749,900	17,532,662

Auto Parts & Equipment — 0.5%
Johnson Controls, Inc.	417,900	12,829,530

Automobile Manufacturers — 0.5%
Ford Motor Co.(a)	993,100	12,860,645

Banks — 7.9%
Bank of New York Mellon Corp. (The)(a)	561,400	14,427,980
Capital One Financial Corp.	283,900	16,446,327
Northern Trust Corp.	442,500	22,195,800
PNC Financial Services Group, Inc.	422,100	24,612,651
Regions Financial Corp.	1,086,600	7,736,592
SunTrust Banks, Inc.	764,900	21,684,915
U.S. Bancorp	1,215,800	38,832,652
Wells Fargo & Co.	1,322,700	45,209,886

		191,146,803

Beverages — 0.8%
PepsiCo, Inc.	299,600	20,501,628

Biotechnology — 0.5%
Amgen, Inc.	137,500	11,869,000

Building Materials — 0.8%
Masco Corp.	710,200	11,831,932
USG Corp.*(a)	303,200	8,510,824

		20,342,756

Chemicals — 0.5%
E.I. du Pont de Nemours & Co.	258,700	11,633,739

Coal — 0.7%
CONSOL Energy, Inc.	526,700	16,907,070

Computer Hardware — 1.0%
Dell, Inc.	1,638,500	16,598,005
Hewlett-Packard Co.	588,600	8,387,550

		24,985,555

Computer Services & Software — 0.9%
Computer Sciences Corp.	515,000	20,625,750

Cosmetics/Personal Care — 0.8%
Avon Products, Inc.	977,600	14,038,336
Procter & Gamble Co. (The)	73,600	4,996,704

		19,035,040

Distribution/Wholesale — 0.5%
Genuine Parts Co.	198,400	12,614,272

Diversified Financial Services — 2.3%
American Express Co.	633,100	36,390,588
Och-Ziff Capital Management Group LLC (Class A Stock)(a)	289,900	2,754,050

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
SLM Corp.	986,200	$16,893,606

		56,038,244

Diversified Machinery — 0.3%
Xylem, Inc.	226,400	6,135,440

Diversified Manufacturing — 3.7%
3M Co.	357,700	33,212,445
Eaton Corp. PLC (Ireland)	218,762	11,856,900
Illinois Tool Works, Inc.	500,500	30,435,405
Ingersoll-Rand PLC (Ireland)	319,400	15,318,424

		90,823,174

Electric — 4.6%
AES Corp. (The)	592,400	6,338,680
Duke Energy Corp.	490,010	31,262,638
Entergy Corp.	377,200	24,046,500
Exelon Corp.	689,000	20,490,860
FirstEnergy Corp.	229,900	9,600,624
TECO Energy, Inc.(a)	230,100	3,856,476
Xcel Energy, Inc.	595,800	15,913,818

		111,509,596

Electronic Components & Equipment — 5.7%
Agilent Technologies, Inc.	221,300	9,060,022
Emerson Electric Co.	519,900	27,533,904
Energizer Holdings, Inc.	122,900	9,829,542
General Electric Co.	3,106,900	65,213,831
Honeywell International, Inc.	409,700	26,003,659

		137,640,958

Electronic Equipment & Instruments — 1.3%
Thermo Fisher Scientific, Inc.	496,500	31,666,770

Entertainment — 0.4%
Madison Square Garden Co. (The) (Class A Stock)*	207,000	9,180,450

Financial Services — 3.2%
JPMorgan Chase & Co.	1,414,200	62,182,374
Legg Mason, Inc.(a)	612,200	15,745,784

		77,928,158

Financial–Bank & Trust — 1.3%
Bank of America Corp.	2,631,400	30,524,240

Food — 1.8%
Campbell Soup Co.(a)	589,400	20,564,166
ConAgra Foods, Inc.	437,800	12,915,100
McCormick & Co., Inc.	175,600	11,155,868

		44,635,134

Gas — 1.0%
NiSource, Inc.	994,200	24,745,638

Healthcare Products — 1.3%
Johnson & Johnson(a)	465,600	32,638,560

Healthcare Services — 0.5%
Quest Diagnostics, Inc.	220,100	12,825,227

Home Furnishings — 0.7%
Whirlpool Corp.	163,300	16,615,775

Household Products/Wares — 1.2%
Avery Dennison Corp.(a)	179,400	6,264,648

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Household Products/Wares (continued)
Clorox Co. (The)(a)	323,200	$23,664,704

		29,929,352

Insurance — 4.6%
Allstate Corp. (The)	659,900	26,508,183
Chubb Corp. (The)	146,800	11,056,976
Lincoln National Corp.(a)	470,200	12,178,180
Loews Corp.	201,900	8,227,425
Marsh & McLennan Cos., Inc.	765,600	26,390,232
Sun Life Financial, Inc. (Canada)	350,600	9,301,418
Willis Group Holdings PLC (Ireland)	319,600	10,716,188
XL Group PLC (Ireland)	292,000	7,317,520

		111,696,122

Iron/Steel — 1.3%
Cliffs Natural Resources, Inc.	207,500	8,001,200
Nucor Corp.	561,400	24,241,252

		32,242,452

Leisure — 0.5%
Carnival Corp. (Panama)	351,900	12,939,363

Media — 4.3%
Cablevision Systems Corp. (Class A Stock)(a)	651,500	9,733,410
Comcast Corp. (Class A Stock)	394,200	14,735,196
McGraw-Hill Cos., Inc. (The)	396,500	21,676,655
New York Times Co. (The) (Class A Stock)*(a)	667,600	5,694,628
Time Warner, Inc.	643,400	30,773,822
Walt Disney Co. (The)	448,200	22,315,878

		104,929,589

Metals & Mining — 1.1%
Newmont Mining Corp.	149,200	6,928,848
Vulcan Materials Co.	361,400	18,810,870

		25,739,718

Oil & Gas — 11.9%
Anadarko Petroleum Corp.	315,900	23,474,529
Apache Corp.	258,400	20,284,400
BP PLC (United Kingdom), ADR	328,200	13,666,248
Chevron Corp.	532,900	57,627,806
ConocoPhillips(a)	162,000	9,394,380
Diamond Offshore Drilling, Inc.(a)	270,400	18,376,384
Exxon Mobil Corp.	602,200	52,120,410
Hess Corp.	397,700	21,062,192
Murphy Oil Corp.	453,500	27,005,925
Petroleo Brasileiro SA (Brazil), ADR	340,600	6,631,482
Royal Dutch Shell PLC (United Kingdom), ADR	577,900	39,846,205

		289,489,961

Oil & Gas Services — 0.9%
Schlumberger Ltd. (Netherlands)	329,200	22,810,268

Paper & Forest Products — 1.9%
International Paper Co.	854,500	34,043,280
MeadWestvaco Corp.	403,300	12,853,171

		46,896,451

Pharmaceuticals — 3.2%
Bristol-Myers Squibb Co.	581,800	18,960,862

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals (continued)
Merck & Co., Inc.	665,500	$27,245,570
Pfizer, Inc.	1,233,200	30,928,656

		77,135,088

Pipelines — 0.4%
Spectra Energy Corp.	308,900	8,457,682

Real Estate Investment Trust — 0.8%
Weyerhaeuser Co.(a)	655,500	18,236,010

Retail — 2.1%
Kohl’s Corp.	491,300	21,116,074
Macy’s, Inc.	366,200	14,289,124
Staples, Inc.(a)	1,253,800	14,293,320
Tiffany & Co.	24,500	1,404,830

		51,103,348

Semiconductors — 2.1%
Analog Devices, Inc.	406,600	17,101,596
Applied Materials, Inc.	1,261,500	14,431,560
First Solar, Inc.*(a)	119,300	3,683,984
Texas Instruments, Inc.	475,400	14,708,876

		49,926,016

Software — 1.4%
CA, Inc.	248,500	5,462,030
Microsoft Corp.	1,093,500	29,229,255

		34,691,285

Telecommunications — 6.4%
AT&T, Inc.	1,265,300	42,653,263
CenturyLink, Inc.	308,700	12,076,344
Cisco Systems, Inc.	1,039,300	20,422,245
Corning, Inc.	1,390,100	17,543,062
Harris Corp.	461,300	22,585,248
Nokia OYJ (Finland), ADR(a)	1,425,800	5,631,910
Telefonica SA (Spain)	464,011	6,282,304
Verizon Communications, Inc.	492,400	21,306,148
Vodafone Group PLC (United Kingdom)	2,830,479	7,125,102

		155,625,626

Toys/Games/Hobbies — 1.4%
Hasbro, Inc.(a)	231,100	8,296,490
Mattel, Inc.	673,400	24,659,908

		32,956,398

Transportation — 2.0%
Norfolk Southern Corp.	397,800	24,599,952
United Parcel Service, Inc. (Class B Stock) .	312,900	23,070,117

		47,670,069

TOTAL COMMON STOCKS (cost $2,185,643,922)		2,290,957,270

PREFERRED STOCK — 0.6%
Automobile Manufacturers
General Motors Co., Series B, 4.750%(a) (cost $13,406,018)	316,850	13,982,591

TOTAL LONG-TERM INVESTMENTS (cost $2,199,049,940)		2,304,939,861

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 12.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $292,507,165; includes $173,488,565 of cash collateral for securities on loan)(b)(w)(Note 4)	292,507,165	$292,507,165

TOTAL INVESTMENTS — 107.0% (cost $2,491,557,105)		2,597,447,026
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.0)%		(169,600,142)

NET ASSETS — 100.0%		$2,427,846,884

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $171,388,939; cash collateral of $173,488,565 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,270,440,796	$20,516,474	$—
Preferred Stock	13,982,591	—	—
Affiliated Money Market Mutual Fund	292,507,165	—	—

Total	$2,576,930,552	$20,516,474	$—

Fair Value of Level 2 investments at 12/31/11 was $0. An amount of $2,095,453 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (7.1% represents investments purchased with collateral from securities on loan)	12.1%
Oil & Gas	11.9
Banks	7.9
Telecommunications	6.4
Electronic Components & Equipment	5.7
Insurance	4.6
Electric	4.6
Media	4.3
Diversified Manufacturing	3.7
Financial Services	3.2
Pharmaceuticals	3.2
Diversified Financial Services	2.3
Retail	2.1
Semiconductors	2.1
Transportation	2.0
Paper & Forest Products	1.9
Food	1.8
Aerospace & Defense	1.5
Software	1.4
Toys/Games/Hobbies	1.4
Healthcare Products	1.3
Iron/Steel	1.3
Electronic Equipment & Instruments	1.3
Financial – Bank & Trust	1.3

Household Products/Wares	1.2%
Automobile Manufacturers	1.1
Metals & Mining	1.1
Computer Hardware	1.0
Gas	1.0
Oil & Gas Services	0.9
Computer Services & Software	0.9
Beverages	0.8
Agriculture	0.8
Building Materials	0.8
Cosmetics/Personal Care	0.8
Real Estate Investment Trust	0.8
Airlines	0.7
Coal	0.7
Home Furnishings	0.7
Leisure	0.5
Auto Parts & Equipment	0.5
Healthcare Services	0.5
Distribution/Wholesale	0.5
Biotechnology	0.5
Chemicals	0.5
Entertainment	0.4
Pipelines	0.4
Advertising	0.3
Diversified Machinery	0.3

107.0
Liabilities in excess of other assets	(7.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $171,388,939:
Unaffiliated investments (cost $2,199,049,940)	$2,304,939,861
Affiliated investments (cost $292,507,165)	292,507,165
Cash	6,461
Receivable for fund share sold	2,927,927
Dividends receivable	2,791,634
Tax reclaim receivable	42,343
Prepaid expenses	12,754

Total Assets	2,603,228,145

LIABILITIES:
Payable to broker for collateral for securities on loan	173,488,565
Payable for investments purchased	1,069,198
Advisory fees payable	710,418
Accrued expenses and other liabilities	90,138
Shareholder servicing fees payable	22,250
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	214

Total Liabilities	175,381,261

NET ASSETS	$2,427,846,884

Net assets were comprised of:
Paid-in capital	$2,312,885,038
Retained earnings	114,961,846

Net assets, December 31, 2012	$2,427,846,884

Net asset value and redemption price per share, $2,427,846,884 / 255,656,411 outstanding shares of beneficial interest	$9.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $391,364 foreign withholding tax)	$52,490,606
Affiliated income from securities lending, net	519,053
Affiliated dividend income	228,529

53,238,188

EXPENSES
Advisory fees	13,352,586
Shareholder servicing fees and expenses	1,780,343
Custodian and accounting fees	178,000
Audit fee	20,000
Trustees’ fees	19,000
Legal fees and expenses	11,000
Insurance expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	7,000
Miscellaneous	9,978

Total expenses	15,404,907
Less: shareholder servicing fee waiver	(527,137)

Net expenses	14,877,770

NET INVESTMENT INCOME	38,360,418

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	36,055,579
Foreign currency transactions	(21,160)

36,034,419

Net change in unrealized appreciation (depreciation) on:
Investments	106,966,745
Foreign currencies	4,013

106,970,758

NET GAIN ON INVESTMENTS	143,005,177

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$181,365,595

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$38,360,418	$3,543,867
Net realized gain on investment and foreign currency transactions	36,034,419	10,956,846
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	106,970,758	(26,165,114)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	181,365,595	(11,664,401)

DISTRIBUTIONS	(3,547,085)	(2,483,737)

FUND SHARE TRANSACTIONS:
Fund share sold [306,966,843 and 11,343,868 shares, respectively]	2,721,913,250	91,935,817
Fund share issued in reinvestment of distributions [417,304 and 295,683 shares, respectively]	3,547,085	2,483,737
Fund share repurchased [76,468,871 and 14,952,302 shares, respectively]	(676,346,049)	(113,272,857)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,049,114,286	(18,853,303)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	74,431

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,226,932,796	(32,927,010)
NET ASSETS:
Beginning of year	200,914,088	233,841,098

End of year	$2,427,846,884	$200,914,088

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

LONG-TERM INVESTMENTS — 95.4%
ASSET-BACKED SECURITIES — 1.5%
Ally Auto Receivables Trust,
Series 2009-B, Class C, 144A
4.060%	05/16/16(g)	Aaa	$405	$416,779
Series 2012-A, Class C, 144A
2.400%	11/15/17(g)	A1	145	148,708
Series 2012-SN1, Class A4
0.700%	12/21/15	AAA(d)	155	155,085
American Express Credit Account Master Trust,
Series 2012-5, Class C, 144A
1.070%	05/15/18(g)	AA(d)	100	100,012
AmeriCredit Automobile Receivables Trust,
Series 2010-2, Class B
2.730%	03/09/15	Aaa	208	209,118
Series 2012-5, Class C
1.690%	11/08/18	A+(d)	65	64,996
Cabela’s Master Credit Card Trust,
Series 2011-2A, Class A1, 144A
2.390%	06/17/19(g)	AAA(d)	280	294,473
Series 2012-2A, Class A1, 144A
1.450%	06/15/20(g)	AAA(d)	290	293,687
CarMax Auto Owner Trust,
Series 2012-3, Class D
2.290%	04/15/19	Baa1	120	119,842
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	B2	18	13,589
Series 2003-1, Class 1A6
4.458%	03/25/14	A3	32	31,953
CIT Equipment Collateral,
Series 2012-VT1, Class A3, 144A
1.100%	08/22/16(g)	Aaa	120	120,327
CNH Equipment Trust,
Series 2012-D, Class B
1.270%	05/15/20	A2	210	209,684
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.815%(c)	01/25/34	Caa3	57	42,014
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2, 144A
5.216%	01/25/42(g)	Baa1	539	605,567
Ford Credit Auto Lease Trust,
Series 2012-A, Class A4
1.030%	04/15/15	Aaa	100	100,749
Series 2012-B, Class B, 144A
1.100%	12/15/15(g)	Aa2	100	100,094
Series 2012-B, Class C, 144A
1.500%	03/15/17(g)	A2	100	100,078
Ford Credit Floorplan Master Owner Trust,
Series 2010-3, Class C, 144A
4.990%	02/15/17(g)	Aa3	190	201,808
GE Capital Credit Card Master Note Trust,
Series 2012-2, Class A
2.220%	01/15/22	Aaa	215	223,563
Series 2012-6, Class B
1.830%	08/17/20	AA-(d)	655	671,972
GE Dealer Floorplan Master Note Trust,
Series 2011-1, Class A
0.811%(c)	07/20/16	Aaa	365	366,897

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Huntington Auto Trust,
Series 2011-1A, Class C, 144A
2.530%	03/15/17(g)	Aaa	$170	$174,629
Series 2012-1, Class A4
1.180%	06/15/17	Aaa	270	274,068
Hyundai Auto Lease Securitization Trust 2011-A,
Series 2012-A, Class A4, 144A
1.050%	04/17/17(g)	Aaa	120	121,221
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A, 144A
5.737%	04/20/28(g)	Aaa	97	98,352
Series 2006-2A, Class A, 144A
5.362%	10/20/28(g)	Aaa	25	25,131
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.960%(c)	09/25/35	Baa1	36	32,930
Motor PLC (United Kingdom),
Series 12A, Class A1C, 144A
1.286%	02/25/20(g)	Aaa	250	250,487
Nordstrom Private Label Credit Card Master Note Trust,
Series 2011-1A, Class A, 144A
2.280%	11/15/19(g)	Aaa	405	420,742
SMART Trust (Australia),
Series 2011-1USA, Class A3A, 144A
1.770%	10/14/14(g)	Aaa	127	127,799
Series 2011-2USA, Class A3A, 144A
1.540%	03/14/15(g)	Aaa	135	135,698
Series 2012-2USA, Class A4A, 144A
2.060%	03/14/18(g)	Aaa	250	256,737
Series 2012-4US, Class A4A
1.250%	08/14/18	Aaa	190	189,596
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%	08/25/36	Aa3	47	47,881
Volkswagen Auto Lease Trust,
Series 2012-A, Class A4
1.060%	05/22/17	AAA(d)	235	237,585
World Financial Network Credit Card Master Trust,
Series 2010-A, Class A
3.960%	04/15/19	AAA(d)	195	210,215

TOTAL ASSET-BACKED SECURITIES (cost $7,011,433)				7,194,066

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.8%
American Tower Trust,
Series 2007-1A, Class D, 144A
5.957%	04/15/37(g)	Baa2	260	265,957
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-3, Class A2
4.501%	07/10/43	Aaa	77	76,850
Series 2007-5, Class A4
5.492%	02/10/51	BBB+(d)	525	614,011
Series 2008-1, Class A4
6.205%(c)	02/10/51	Aaa	800	969,977
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.830%	08/15/38	AAA(d)	33	33,461
Series 2005-PWR9, Class AAB
4.804%	09/11/42	Aaa	260	271,175

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-PW17, Class A4
5.694%(c)	06/11/50	AA+(d)	$335	$395,878
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class AAB
5.608%	10/15/48	Aaa	229	232,188
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
5.801%(c)	12/10/49	Aaa	320	380,233
FREMF Mortgage Trust,
Series 2012-K22, Class B, 144A
3.687%(c)	08/25/45(g)	A+(d)	145	144,822
Series 2012-K23, Class B, 144A
3.656%(c)	10/25/45(g)	NR	120	116,735
Series 2012-K711, Class B, 144A
3.563%(c)	08/25/45(g)	NR	225	230,459
GS Mortgage Securities Corp. II,
Series 2012-GCJ9, Class A3
2.773%	11/10/45	Aaa	220	221,325
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824%(c)	10/15/42	Aaa	423	439,270
Series 2006-CB14, Class A4
5.481%(c)	12/12/44	Aaa	455	511,373
Series 2006-LDP9, Class A3
5.336%	05/15/47	Aa3	745	852,267
Series 2007-LD12, Class A4
5.882%(c)	02/15/51	Aaa	515	607,445
Series 2012-C8, Class A3
2.829%	10/15/45	AAA(d)	295	304,330
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3
5.347%	11/15/38	AAA(d)	298	342,448
Series 2007-C2, Class A3
5.430%	02/15/40	A-(d)	360	413,161
Series 2008-C1, Class AM
6.157%(c)	04/15/41	Baa1	55	63,319
Merrill Lynch Mortgage Trust,
Series 2006-C2, Class AM
5.782%(c)	08/12/43	A2	200	223,945
Morgan Stanley Capital I, Inc.,
Series 2008-T29, Class A4
6.275%(c)	01/11/43	AA(d)	608	745,184
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A3
5.558%(c)	03/15/45	Aaa	436	493,704

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,362,908)				8,949,517

CORPORATE OBLIGATIONS — 12.6%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/15/22	Baa3	90	93,180
10.000%	07/15/17	Baa3	405	442,463
Omnicom Group, Inc.,
Gtd. Notes
3.625%	05/01/22	Baa1	185	192,718
4.450%	08/15/20	Baa1	220	244,802
6.250%	07/15/19	Baa1	80	97,623

				1,070,786

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Aerospace & Defense — 0.2%
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes
10.000%	06/01/17	B3		$400	$439,000
L-3 Communications Corp.,
Gtd. Notes
4.750%	07/15/20	Baa3		275	306,525

					745,525

Airlines — 0.2%
Continental Airlines 2009-1 Pass-Through Trust,
Pass-Through Certificates
9.000%	01/08/18	Baa2		133	153,669
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22(a)	Baa2		62	67,848
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	10/11/25	Baa2		55	58,231
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/15(a)(g)	Ba2		225	236,250
Delta Air Lines 2009-1 Class A Pass-Through Trust,
Series 29-1, Pass-Through Certificates
7.750%	06/17/21(g)	Baa2		58	65,862
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20	Baa2		52	56,854
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20	Baa2		35	38,157
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	03/01/17	Baa3		190	210,254

					887,125

Beverages
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
2.000%	01/15/20	Baa1		50	49,849
PepsiCo, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	11/01/22	Aa3	GBP	100	161,841

					211,690

Biotechnology — 0.1%
Life Technologies Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/16	Baa3		340	357,852

Building Materials — 0.1%
Cemex Finance LLC,
Sr. Sec’d. Notes
9.500%	12/14/16	B-(d)		100	108,871
Owens Corning,
Gtd. Notes
4.200%	12/15/22	Ba1		130	132,208

					241,079

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Chemicals — 0.1%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/20	Baa2	$265	$294,604

Commercial Services — 0.1%
Catholic Health Initiatives,
Sec’d. Notes
2.950%	11/01/22	Aa3	115	116,075
Laureate Education, Inc.,
Gtd. Notes, 144A
9.250%	09/01/19(g)	Caa1	325	339,625
Verisk Analytics, Inc.,
Gtd. Notes
5.800%	05/01/21	Ba1	115	128,874

				584,574

Computer Services & Software — 0.2%
First Data Corp.,
Sr. Sec’d. Notes, 144A
7.375%	06/15/19(a)(g)	B1	325	336,375
8.875%	08/15/20(g)	B1	75	81,750
Fiserv, Inc.,
Gtd. Notes
3.125%	06/15/16	Baa2	85	89,290
3.500%	10/01/22	Baa2	150	150,947
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
3.000%	09/15/16	Baa1	305	306,951

				965,313

Containers & Packaging — 0.1%
Rock-Tenn Co.,
Gtd. Notes, 144A
4.000%	03/01/23(g)	Ba1	305	309,847

Electric — 0.3%
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/22	Baa2	155	156,368
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17	Baa2	150	150,990
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	Baa3	255	329,354
FirstEnergy Solutions Corp.,
Gtd. Notes
4.800%	02/15/15	Baa3	155	166,453
NRG Energy, Inc.,
Gtd. Notes, 144A
6.625%	03/15/23(a)(g)	B1	50	53,500
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
4.550%	12/01/41	Baa2	130	131,589
PPL Capital Funding, Inc.,
Gtd. Notes
3.500%	12/01/22	Baa3	95	96,700

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Electric (continued)
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	Baa2	$170	$197,733

				1,282,687

Electronic Components & Equipment — 0.1%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.200%	10/01/22	Baa2	85	86,000
Energizer Holdings, Inc.,
Gtd. Notes
4.700%	05/24/22	Baa3	240	256,997

				342,997

Entertainment & Leisure — 0.2%
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21(a)	B3	75	81,281
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.875%	08/15/16	Baa2	310	330,103
Regal Entertainment Group,
Gtd. Notes
9.125%	08/15/18(a)	B3	400	446,000

				857,384

Environmental Control — 0.1%
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22	Baa3	230	239,802
5.700%	05/15/41	Baa3	305	364,737

				604,539

Farming & Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
4.750%	05/05/21	Baa1	250	283,319
9.250%	08/06/19	Baa1	210	292,140
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.200%	06/15/17	Baa2	145	151,327
4.100%	03/15/16	Baa2	85	91,309
Bunge NA Finance LP,
Gtd. Notes
5.900%	04/01/17	Baa2	170	193,014

				1,011,109

Financial Services — 2.5%
Air Lease Corp.,
Gtd. Notes, 144A
4.500%	01/15/16(g)	NR	325	328,250
Ally Financial, Inc.,
Gtd. Notes
8.000%	03/15/20	B1	275	336,875
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.300%	06/28/19	A3	185	239,199
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%	12/15/15	Baa2	35	38,211

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
5.375%	08/09/20	Baa2		$175	$206,228
6.125%	05/15/18	Baa2		190	227,698
8.500%	05/22/19	Baa2		265	356,329
Sr. Unsec’d. Notes, MTN
3.500%	08/05/15	Baa2	EUR	150	210,012
5.000%	08/02/19	Baa2	EUR	120	185,906
6.250%	09/02/19	Baa2	GBP	70	135,421
Sub. Notes
4.750%(c)	02/10/19	Baa3	EUR	70	89,383
Sub. Notes, MTN
0.851%(c)	05/31/17	Baa3	EUR	100	122,107
CNH Capital LLC,
Gtd. Notes
6.250%	11/01/16	Ba2		150	165,375
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
6.113%	01/15/40(g)	A2		283	340,869
E*Trade Financial Corp.,
Sr. Unsec’d. Notes
6.750%	06/01/16	B2		400	421,000
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.250%	01/10/14(g)	Baa1		90	90,917
3.300%	10/15/22(g)	Baa1		75	75,934
5.250%	10/01/20(g)	Baa1		125	142,946
Sr. Notes, 144A
4.500%	08/16/21(g)	Baa1		65	70,828
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.750%	02/01/21	Baa3		805	926,817
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	A1		420	506,626
Sub. Notes
5.300%	02/11/21	A2		400	464,313
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.625%	02/07/16(a)	A3		70	74,097
5.125%	10/16/14	A3	EUR	50	70,464
5.750%	01/24/22(a)	A3		385	455,152
6.150%	04/01/18	A3		235	276,070
7.500%	02/15/19	A3		130	163,573
Sr. Unsec’d. Notes, MTN
4.500%	01/30/17	A3	EUR	250	362,432
6.125%	02/14/17	A3	GBP	30	55,114
6.375%	05/02/18	A3	EUR	60	95,374
GTP Acquisition Partners I LLC,
Asset-Backed, 144A
4.347%	06/15/41(g)	A2		70	74,183
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%	11/09/15	Baa3		215	221,987
5.875%	06/08/14	Baa3		126	132,300
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
4.500%	01/24/22	A2		95	107,467
6.300%	04/23/19	A2		795	980,841
Sr. Unsec’d. Notes, MTN
2.750%	08/24/22	A2	EUR	100	136,359

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
5.250%	01/14/15	A2	EUR	100	$143,760
Sub. Notes, MTN
4.375%(c)	11/12/19	A3	EUR	150	198,475
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%	11/02/15	Baa1		$115	119,820
3.800%	04/29/16	Baa1		190	199,459
Sr. Unsec’d. Notes, MTN
4.000%	07/24/15	Baa1		320	334,811
5.000%	05/02/19	Baa1	EUR	200	293,953
5.125%	11/30/15	Baa1	GBP	150	260,694
5.500%	10/02/17	Baa1	EUR	250	375,987
6.000%	04/28/15	Baa1		300	326,762
New York Life Global Funding,
Sr. Unsec’d. Notes, MTN
4.375%	01/19/17	Aaa	EUR	150	223,456
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/16	Baa2		50	52,569
SLM Corp.,
Sr. Notes, MTN
6.250%	01/25/16	Ba1		110	119,625
Sr. Unsec’d. Notes, MTN
6.000%	01/25/17	Ba1		365	395,113
8.450%	06/15/18	Ba1		130	152,100
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
4.000%	12/07/17	Aa3	GBP	25	44,896

					12,128,137

Financial–Bank & Trust — 1.1%
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17	Baa2		410	444,654
5.625%	07/01/20	Baa2		505	598,742
6.500%	08/01/16	Baa2		400	461,904
Sr. Unsec’d. Notes, MTN
4.625%	08/07/17	Baa2	EUR	250	371,800
5.500%	12/04/19	Baa2	GBP	80	147,876
7.000%	06/15/16	Baa2	EUR	150	234,169
Fifth Third Bancorp,
Sr. Unsec’d. Notes
3.500%	03/15/22	Baa1		115	120,529
3.625%	01/25/16	Baa1		75	80,132
Sub. Notes
8.250%	03/01/38	Baa2		190	271,694
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.625%	09/15/15	Ba3		375	421,406
Sr. Unsec’d. Notes, MTN
6.625%	11/15/13	Ba3		200	207,500
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1		130	139,117
5.100%	03/24/21(a)	Baa1		80	93,201
PNC Funding Corp.,
Bank Gtd. Notes
3.300%	03/08/22	A3		485	511,294
5.625%	02/01/17	Baa1		195	225,143

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial–Bank & Trust (continued)
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%	06/15/15	Ba1		$65	$70,281
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/16	Baa1		145	154,881
U.S. Bancorp,
Jr. Sub. Notes
3.442%	02/01/16	A3		225	236,938
UnionBanCal Corp.,
Sr. Unsec’d. Notes
3.500%	06/18/22	A3		25	26,368
US Bancorp,
Sub. Notes, MTN
2.950%	07/15/22	A2		140	141,432
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
2.625%	08/16/22	A2	EUR	150	204,619
3.500%	03/08/22(a)	A2		135	143,998

					5,307,678

Food — 0.1%
Ahold Finance USA LLC,
Gtd. Notes, MTN
6.500%	03/14/17	Baa3	GBP	100	188,865
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19	B3		175	182,437
Mondelez International, Inc.,
Gtd. Notes, MTN
7.250%	07/18/18	Baa2	GBP	70	142,045
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22(a)	Baa3		195	211,091

					724,438

Healthcare Services — 0.5%
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17	B3		175	187,687
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22(a)	B3		400	458,000
Kaiser Foundation Hospitals,
Gtd. Notes
3.500%	04/01/22	A+(d)		160	168,715
Kindred Healthcare, Inc.,
Gtd. Notes
8.250%	06/01/19(a)	B3		400	389,000
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18	B1		250	274,375
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.875%	10/15/20	A3		75	83,113
4.625%	11/15/41	A3		140	149,465
4.700%	02/15/21	A3		80	93,200

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Healthcare Services (continued)
WellPoint, Inc.,
Sr. Unsec’d. Notes
3.300%	01/15/23	Baa2		$380	$389,882

					2,193,437

Home Builders
NVR, Inc.,
Sr. Unsec’d. Notes
3.950%	09/15/22	Baa2		120	124,351

Hotels, Restaurants & Leisure — 0.1%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/19	Baa2		160	164,673
MGM Resorts International,
Gtd. Notes, 144A
6.750%	10/01/20(g)	B3		200	204,250
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
3.125%	02/15/23	Baa2		175	173,472

					542,395

Household Products
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
2.050%	12/01/17	Baa3		85	86,130

Insurance — 0.5%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	Baa1		130	128,930
American International Group, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/22	Baa1		235	268,281
6.400%	12/15/20	Baa1		50	62,040
6.797%	11/15/17	Baa1	EUR	100	160,522
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/21	Aa2		205	235,204
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/20	Baa2		155	182,870
MetLife, Inc.,
Sr. Unsec’d. Notes
5.250%	06/29/20	A3	GBP	50	94,382
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, MTN
4.625%	05/16/17	Aa3	EUR	150	227,515
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22	A3		35	35,505
6.050%	10/15/36	A3		175	216,587
Provident Cos., Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/18	Baa2		115	136,575
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.000%	06/01/21	Baa1		170	187,186
5.625%	03/15/17	Baa1		45	50,829
6.450%	11/15/19	Baa1		95	110,764

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Insurance (continued)
Sun Life Financial Global Funding III LP,
Gtd. Notes, 144A
0.561%(c)	10/06/13(g)	Baa1		$285	$284,354
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	Baa2		60	68,555
5.750%	08/15/42	Baa2		105	112,773

					2,562,872

Machinery & Equipment
Roper Industries, Inc.,
Sr. Unsec’d. Notes
1.850%	11/15/17	Baa2		60	59,955
6.250%	09/01/19	Baa2		150	179,269

					239,224

Manufacturing — 0.1%
GE Capital Trust IV,
Ltd. Gtd. Notes
4.625%(c)	09/15/66	A2	EUR	150	193,836
Koppers, Inc.,
Gtd. Notes
7.875%	12/01/19	B1		140	154,000
Turlock Corp.,
Gtd. Notes, 144A
4.000%	11/02/32(g)	Baa1		120	123,421

					471,257

Media — 0.8%
CC Holdings GS V LLC,
Sr. Sec’d. Notes, 144A
3.849%	04/15/23(g)	Baa3		375	381,492
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1		150	156,275
6.950%	08/15/37	Baa1		220	298,334
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.250%	12/15/22(g)	Baa2		70	72,188
8.375%	03/01/39(g)	Baa2		200	306,930
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
2.400%	03/15/17	Baa2		200	204,863
5.875%	10/01/19	Baa2		140	165,472
Historic TW, Inc.,
Gtd. Notes
6.875%	06/15/18	Baa2		135	170,125
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
2.875%	01/15/23	Baa2		325	326,383
5.150%	04/30/20	Baa2		285	337,855
News America, Inc.,
Gtd. Notes
6.150%	03/01/37	Baa1		150	184,090
6.150%	02/15/41	Baa1		240	303,980
TCM Sub LLC,
Gtd. Notes, 144A
3.550%	01/15/15(g)	Baa1		175	182,872

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Media (continued)
Time Warner Cable, Inc.,
Gtd. Notes
5.500%	09/01/41	Baa2	$265	$294,856
Time Warner, Inc.,
Gtd. Notes
6.500%	11/15/36	Baa2	65	81,305
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/20(g)	B2	275	297,687
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
1.100%	12/01/17	A2	300	300,629

				4,065,336

Metals & Mining — 0.3%
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17	B1	225	243,563
Peabody Energy Corp.,
Gtd. Notes
6.000%	11/15/18	Ba1	200	212,500
6.250%	11/15/21(a)	Ba1	200	212,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
Gtd. Notes
8.250%	04/15/18	B2	175	185,500
Valmont Industries, Inc.,
Gtd. Notes
6.625%	04/20/20	Baa3	155	182,493
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21	Ba3	400	456,000

				1,492,556

Office Equipment — 0.1%
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17	Baa2	45	46,171
6.350%	05/15/18	Baa2	355	409,422

				455,593

Oil & Gas — 1.3%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Baa3	220	262,789
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.750%	11/01/20	B1	175	188,125
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22(a)	B1	400	412,000
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21	Baa2	310	332,796
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
3.875%	07/15/22(g)	Baa2	135	142,098
Hess Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/40	Baa2	325	396,479

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Murphy Oil Corp.,
Sr. Unsec’d. Notes
4.000%	06/01/22	Baa3		$145	$146,153
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21	Baa2		165	177,580
9.250%	01/15/19	Baa2		170	224,748
Noble Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	03/01/41	Baa2		230	277,059
NuStar Logistics LP,
Gtd. Notes
4.800%	09/01/20	Ba1		145	140,066
PDC Energy, Inc.,
Gtd. Notes, 144A
7.750%	10/15/22(g)	B3		400	410,000
Pemex Project Funding Master Trust,
Gtd. Notes
5.500%	02/24/25	Baa1	EUR	800	1,212,767
6.375%	08/05/16	Baa1	EUR	200	305,597
Gtd. Notes, MTN
7.500%	12/18/13	Baa1	GBP	160	273,816
Petrohawk Energy Corp.,
Gtd. Notes
7.250%	08/15/18	Baa3		110	124,184
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22(g)	Baa1		215	240,245
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22	Baa3		180	188,618
Reliance Holdings USA, Inc.,
Gtd. Notes, 144A
4.500%	10/19/20(g)	Baa2		250	261,767
5.400%	02/14/22	Baa2		250	279,619
Rowan Cos., Inc.,
Gtd. Notes
4.875%	06/01/22	Baa3		80	86,885
5.000%	09/01/17	Baa3		245	272,171
Southern Natural Gas Co. LLC,
Sr. Unsec’d. Notes, 144A
5.900%	04/01/17(g)	Baa3		60	70,501
Southwest Gas Corp.,
Sr. Unsec’d. Notes
3.875%	04/01/22	Baa1		70	77,258

					6,503,321

Paper & Forest Products — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22	Baa3		385	435,641

Pharmaceuticals — 0.1%
AbbVie, Inc.,
Gtd. Notes, 144A
2.900%	11/06/22(g)	Baa1		120	122,206
Express Scripts Holding Co.,
Gtd. Notes, 144A
3.900%	02/15/22(g)	Baa3		115	123,999

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Pharmaceuticals (continued)
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
3.250%	10/01/22	Baa3	$175	$178,648
4.625%	10/01/42	Baa3	70	72,879

				497,732

Pipelines — 0.8%
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23	Baa2	275	270,092
5.750%	09/15/19	Baa2	190	214,767
Buckeye Partners LP,
Sr. Unsec’d. Notes
5.500%	08/15/19	Baa3	160	174,835
DCP Midstream Operating LP,
Gtd. Notes
2.500%	12/01/17	Baa3	75	74,600
El Paso Natural Gas Co. LLC,
Sr. Unsec’d. Notes
5.950%	04/15/17	Baa1	60	69,370
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
5.500%	09/15/40	Baa2	70	77,643
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
5.200%	02/01/22	Baa3	200	228,142
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41	Baa2	195	235,418
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22(a)	Baa2	290	310,084
4.150%	03/01/22	Baa2	55	59,591
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21	Baa2	30	33,134
ONEOK, Inc.,
Sr. Unsec’d. Notes
4.250%	02/01/22	Baa2	170	184,717
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
2.850%	01/31/23	Baa2	85	84,216
5.750%	01/15/20	Baa2	200	241,740
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
6.875%	12/01/18	B1	225	245,250
Southeast Supply Header LLC,
Sr. Notes, 144A
4.850%	08/15/14(g)	Baa3	130	135,543
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22	Baa3	310	326,272
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23	Baa3	215	216,861
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20	Baa2	240	260,611
6.300%	04/15/40	Baa2	170	207,831

				3,650,717

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Real Estate — 0.1%
ProLogis LP,
Gtd. Notes
4.500%	08/15/17	Baa2	$155	$169,027
6.625%	12/01/19	Baa2	125	148,943
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2	85	98,305
WEA Finance LLC/WT Finance Aust Pty Ltd.,
Gtd. Notes, 144A
3.375%	10/03/22(g)	A2	175	179,849

				596,124

Real Estate Investment Trusts — 0.4%
American Tower Corp.,
Sr. Unsec’d. Notes
4.700%	03/15/22	Baa3	120	132,770
5.900%	11/01/21	Baa3	100	119,377
7.250%	05/15/19	Baa3	121	148,424
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
2.950%	09/15/22	Baa1	300	298,837
Equity One, Inc.,
Gtd. Notes
3.750%	11/15/22	Baa2	285	281,553
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
5.900%	04/01/20	Baa1	20	23,613
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2	150	165,634
Kilroy Realty LP,
Gtd. Notes
4.800%	07/15/18	Baa3	145	161,532
6.625%	06/01/20	Baa3	160	192,547
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
2.000%	02/15/18	Baa2	105	105,068
3.125%	11/30/15	Baa2	50	52,712
3.250%	08/15/22	Baa2	155	151,976
4.000%	04/30/19	Baa2	150	161,241

				1,995,284

Retail & Merchandising — 0.1%
Kohl’s Corp.,
Sr. Unsec’d. Notes
3.250%	02/01/23	Baa1	115	112,103
O’Reilly Automotive, Inc.,
Gtd. Notes
3.800%	09/01/22	Baa3	55	57,227
4.875%	01/14/21	Baa3	285	315,671

				485,001

Software — 0.1%
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	10/15/22	A1	320	322,883

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
5.875%	04/28/17	A2	GBP	100	$188,555
6.450%	06/15/34	A2		$225	285,900
6.550%	02/15/39	A2		655	860,744
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	01/15/19(g)	B3		200	219,000
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)		200	214,500
SBA Telecommunications, Inc.,
Gtd. Notes
8.250%	08/15/19	B1		38	42,465
SBA Tower Trust,
Mortgage, 144A
2.933%	12/15/42(g)	A2		245	254,980
Sprint Nextel Corp.,
Gtd. Notes, 144A
9.000%	11/15/18(g)	Ba3		400	494,000

					2,560,144

Tobacco — 0.1%
Philip Morris International, Inc.,
Sr. Unsec’d. Notes, MTN
5.875%	09/04/15	A2	EUR	100	149,980
Reynolds American, Inc.,
Gtd. Notes
3.250%	11/01/22	Baa2		155	155,697
7.625%	06/01/16	Baa2		230	275,175

					580,852

Transportation — 0.2%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	09/01/22	A3		85	87,844
5.050%	03/01/41	A3		150	170,285
GATX Corp.,
Sr. Unsec’d. Notes
3.500%	07/15/16	Baa2		95	99,024
4.850%	06/01/21	Baa2		190	199,686
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/41	Baa1		240	269,208

					826,047

Utilities — 0.5%
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/39(g)	Baa3		160	175,329
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2		170	213,527
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.900%	10/01/16	Baa1		290	338,408
Constellation Energy Group, Inc.,
Gtd. Notes
5.150%	12/01/20	Baa2		270	308,642

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Utilities (continued)
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39	Baa1		$150	$174,429
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A
5.900%	11/15/39(g)	A3		250	316,913
NiSource Finance Corp.,
Gtd. Notes
5.250%	02/15/43	Baa3		130	137,606
5.950%	06/15/41	Baa3		210	242,515
6.250%	12/15/40	Baa3		80	95,733
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.150%	05/15/37	A3		230	312,061

					2,315,163

TOTAL CORPORATE OBLIGATIONS (cost $56,350,892)					60,929,424

FOREIGN BONDS — 53.2%
Australia — 0.6%
Australia & New Zealand Banking Group Ltd.,
Sub. Notes, MTN
5.125%	09/10/19	Aa3	EUR	100	153,375
Commonwealth Bank of Australia,
Sr. Unsec’d. Notes, MTN
3.875%	12/14/15	Aa2	GBP	100	174,046
Sub. Notes, MTN
5.500%	08/06/19	Aa3	EUR	90	139,878
National Australia Bank Ltd.,
Sr. Unsec’d. Notes, MTN
4.750%	07/15/16	Aa2	EUR	100	149,594
5.375%	12/08/14	Aa2	GBP	100	174,933
New South Wales Treasury Corp.,
Sr. Unsec’d. Notes
6.000%	03/01/22	Aaa	AUD	1,011	1,212,416
Newcrest Finance Pty Ltd.,
Gtd. Notes, 144A
4.450%	11/15/21(g)	Baa2		275	289,481
Telstra Corp. Ltd.,
Sr. Unsec’d. Notes, MTN
6.125%	08/06/14	A2	GBP	30	52,394
Wesfarmers Ltd.,
Gtd. Notes, 144A
2.983%	05/18/16(g)	A3		135	141,309
Westpac Banking Corp.,
Sr. Unsec’d. Notes, MTN
4.250%	09/22/16	Aa2	EUR	150	221,737
5.000%	10/21/19	Aa2	GBP	50	94,098
WT Finance Aust Pty Ltd./Westfield Europe Finance PLC,
Gtd. Notes
5.500%	06/27/17	A2	GBP	50	91,964

					2,895,225

Austria — 1.1%
Republic of Austria,
Sr. Unsec’d. Notes, 144A
3.400%	11/22/22(g)	Aaa	EUR	1,475	2,235,922
4.850%	03/15/26(g)	Aaa	EUR	598	1,039,001
6.250%	07/15/27(g)	Aaa	EUR	884	1,754,201

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Austria (continued)
Sappi Papier Holding GmbH,
Sr. Sec’d. Notes
6.625%	04/15/18	Ba2	EUR	200	$283,788

					5,312,912

Belgium — 0.9%
Anheuser-Busch InBev NV,
Gtd. Notes, MTN
6.500%	06/23/17	A3	GBP	70	137,025
Belgium Government,
Bonds
4.250%	09/28/21	Aa3	EUR	2,577	4,062,449
Eni Finance International SA,
Gtd. Notes, MTN
5.000%	01/27/19	A3	GBP	25	44,679

					4,244,153

Bermuda — 0.2%
Bacardi Ltd.,
Gtd. Notes, MTN
7.750%	04/09/14	Baa1	EUR	150	214,934
Digicel Group Ltd.,
Sr. Unsec’d. Notes, 144A
8.250%	09/30/20	Caa1		$200	220,000
Holcim GB Finance Ltd.,
Sr. Unsec’d. Notes, MTN
8.750%	04/24/17	Baa2	GBP	50	100,349
Weatherford International Ltd.,
Gtd. Notes
4.500%	04/15/22	Baa2		30	31,838
6.750%	09/15/40	Baa2		250	283,497
9.625%	03/01/19	Baa2		40	52,185

					902,803

Brazil — 1.4%
Banco do Estado do Rio Grande do Sul,
Sub. Notes, 144A
7.375%	02/02/22	Ba1		200	219,459
BR Malls International Finance Ltd.,
Gtd. Notes
9.750%	11/29/49	BB(d)		100	100,000
Brazil Notas do Tesouro Nacional,
Series B, Bonds
6.000%	08/15/20	Baa2	BRL	1,089	1,405,360
Series B, Notes
6.000%	05/15/15	Baa2	BRL	893	1,059,609
6.000%	05/15/45	Baa2	BRL	144	211,808
6.000%	08/15/50	NR	BRL	700	1,074,584
Series F, Notes
10.000%	01/01/14	Baa2	BRL	3,072	1,538,854
Centrais Eletricas Brasileiras SA,
Sr. Unsec’d. Notes, 144A
5.750%	10/27/21(g)	Baa3		205	220,375
Itau Unibanco Holding SA,
Sub. Notes, 144A
5.650%	03/19/22	Baa2		200	210,250

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Brazil (continued)
Votorantim Cimentos SA,
Gtd. Notes, 144A
7.250%	04/05/41	Baa3		$400	$448,000
Sr. Unsec’d. Notes
5.250%	04/28/17	Baa3	EUR	50	72,103
Sr. Unsec’d. Notes, 144A
5.250%	04/28/17(g)	Baa3	EUR	100	144,205

					6,704,607

British Virgin Islands — 0.1%
Talent Yield Investments Ltd.,
Gtd. Notes, 144A
4.500%	04/25/22	Baa1		200	217,491

Canada — 3.5%
Bank of Nova Scotia,
Sr. Unsec’d. Notes
2.550%	01/12/17	Aa1		100	105,224
Canadian Government,
Bonds
3.500%	06/01/13	Aaa	CAD	3,131	3,179,537
3.750%	06/01/19	Aaa	CAD	852	971,059
4.000%	06/01/16	Aaa	CAD	1,133	1,241,391
4.000%	06/01/17	Aaa	CAD	1,201	1,343,002
4.500%	06/01/15	Aaa	CAD	2,004	2,174,019
Unsec’d. Notes
4.000%	06/01/41	Aaa	CAD	907	1,218,528
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
6.250%	03/15/38	Baa1		275	350,037
Province of British Columbia,
Unsec’d. Notes
3.700%	12/18/20	Aaa	CAD	2,164	2,383,141
Province of Quebec,
Bonds
5.000%	12/01/38	Aa2	CAD	986	1,224,902
Royal Bank of Canada,
Sec’d. Notes, MTN
4.625%	01/22/19	Aaa	EUR	1,540	2,406,169
Talisman Energy, Inc.,
Sr. Unsec’d. Notes
3.750%	02/01/21	Baa2		280	300,448
Teck Resources Ltd.,
Gtd. Notes
2.500%	02/01/18	Baa2		55	56,144
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
2.500%	08/01/22	A3		195	195,395

					17,148,996

Cayman Islands — 1.2%
Central China Real Estate Ltd.,
Sr. Sec’d. Notes
12.250%	10/20/15	B1		200	221,000
China Shanshui Cement Group Ltd.,
Gtd. Notes
8.500%	05/25/16	BB-(d)		200	215,000
Country Garden Holdings Co. Ltd.,
Sr. Unsec’d. Notes, 144A
11.125%	02/23/18	Ba3		200	231,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Cayman Islands (continued)
DP World Sukuk Ltd.,
Unsec’d. Notes
6.250%	07/02/17	Baa3		$100	$112,375
ENN Energy Holdings Ltd.,
Sr. Unsec’d. Notes
6.000%	05/13/21	Baa3		200	230,542
IPIC GMTN Ltd.,
Sr. Unsec’d. Notes, MTN
5.875%	03/14/21	Aa3	EUR	100	160,567
KWG Property Holding Ltd.,
Gtd. Notes
12.750%	03/30/16	B1		200	226,934
Noble Holding International Ltd.,
Gtd. Notes
5.250%	03/15/42	Baa1		285	303,890
Odebrecht Finance Ltd.,
Gtd. Notes, 144A
5.125%	06/26/22(g)	Baa3		200	217,000
7.125%	06/26/42	Baa3		200	232,000
Pacific Life Funding LLC,
Sec’d. Notes, MTN
5.125%	01/20/15	A1	GBP	250	430,071
Petrobras International Finance Co.,
Gtd. Notes
5.750%	01/20/20	A3		355	404,116
5.875%	03/01/18	A3		240	274,778
7.875%	03/15/19	A3		65	81,190
Gtd. Notes, MTN
4.875%	03/07/18	A3	EUR	820	1,207,000
Sr. Unsec’d. Notes, MTN
5.875%	03/07/22	A3	EUR	150	234,460
Principal Financial Global Funding II LLC,
Sec’d. Notes, MTN
4.500%	01/26/17	Aa3	EUR	100	146,639
Transocean, Inc.,
Gtd. Notes
2.500%	10/15/17	Baa3		260	262,735
5.050%	12/15/16	Baa3		115	128,044
UPCB Finance V Ltd.,
Sr. Sec’d. Notes, 144A
7.250%	11/15/21(g)	Ba3		350	385,000

					5,704,341

Chile — 0.1%
Banco del Estado de Chile,
Sr. Unsec’d. Notes, 144A
3.875%	02/08/22	Aa3		200	212,794
Banco Santander Chile,
Sr. Unsec’d. Notes, 144A
3.875%	09/20/22(g)	Aa3		150	153,771
Celulosa Arauco y Constitucion SA,
Sr. Unsec’d. Notes
5.000%	01/21/21	Baa2		35	37,333

					403,898

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
Cyprus
Mriya Agro Holding PLC,
Sr. Unsec’d. Notes
10.950%	03/30/16	B(d)		$200	$203,000

Czech Republic — 0.5%
CEZ A/S,
Sr. Unsec’d. Notes, MTN
5.000%	10/19/21	A2	EUR	50	80,555
Czech Republic,
Sr. Unsec’d. Notes, MTN
3.625%	04/14/21	A1	EUR	1,645	2,442,356

					2,522,911

Denmark — 0.4%
Carlsberg Breweries A/S,
Sr. Unsec’d. Notes, MTN
7.250%	11/28/16	Baa2	GBP	50	97,310
Danske Bank A/S,
Sr. Unsec’d. Notes, MTN
4.750%	06/04/14	Baa1	EUR	100	139,044
Denmark Government,
Unsec’d. Notes
3.000%	11/15/21	Aaa	DKK	7,683	1,581,188
TDC A/S,
Sr. Unsec’d. Notes
5.625%	02/23/23	Baa2	GBP	100	189,941
Sr. Unsec’d. Notes, MTN
3.500%	02/23/15	Baa2	EUR	100	139,101

					2,146,584

Finland — 0.1%
Finland Government Bond,
Sr. Unsec’d. Notes
3.375%	04/15/20	Aaa	EUR	409	626,140

France — 2.6%
Autoroutes du Sud de la France SA,
Sr. Unsec’d. Notes, MTN
7.375%	03/20/19	Baa1	EUR	100	173,667
AXA SA,
Sub. Notes, MTN
5.250%(c)	04/16/40	A3	EUR	150	206,736
BNP Paribas Home Loan SFH,
Covered Bonds Bonds, MTN
3.750%	04/20/20	Aaa	EUR	300	456,547
BNP Paribas SA,
Sr. Unsec’d. Notes, MTN
2.875%	11/27/17	A2	EUR	150	211,484
3.750%	11/25/20	A2	EUR	50	74,023
BPCE SA,
Sr. Unsec’d. Notes, 144A
2.375%	10/04/13(g)	A2		165	165,596
Caisse d’Amortissement de la Dette Sociale,
Unsec’d. Notes, MTN
2.500%	10/25/22	Aa1	EUR	1,870	2,563,198
Carrefour SA,
Sr. Unsec’d. Notes, MTN
5.375%	06/12/15	BBB(d)	EUR	150	218,129

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN BONDS (continued)
France (continued)
Casino Guichard Perrachon SA,
Sr. Unsec’d. Notes, MTN
4.875%	04/10/14	BBB-(d)	EUR	100	$138,454
6.375%	04/04/13	BBB-(d)	EUR	50	66,923
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
6.950%	01/26/39(g)	Aa3		$135	180,515
Sr. Unsec’d. Notes, MTN
6.250%	01/25/21	Aa3	EUR	100	171,456
6.875%	12/12/22	Aa3	GBP	50	104,155
Unsec’d. Notes, MTN
2.750%	03/10/23	Aa3	EUR	100	133,791
Eutelsat SA,
Sr. Unsec’d. Notes
4.125%	03/27/17	BBB(d)	EUR	150	220,153
France Telecom SA,
Sr. Unsec’d. Notes, MTN
8.000%	12/20/17	A3	GBP	40	81,387
French Government,
Bonds
4.000%	10/25/38	Aa1	EUR	217	340,251
5.750%	10/25/32	Aa1	EUR	1,365	2,636,309
GDF Suez,
Sr. Unsec’d. Notes, 144A
1.625%	10/10/17(g)	A1		145	144,966
Sr. Unsec’d. Notes, MTN
5.625%	01/18/16	A1	EUR	180	271,093
6.125%	02/11/21	A1	GBP	50	99,492
HSBC Covered Bonds France,
Sec’d. Notes, MTN
3.375%	01/20/17	Aaa	EUR	800	1,163,514
Lafarge SA,
Sr. Unsec’d. Notes, MTN
6.750%	12/16/19	Ba1	EUR	200	298,442
Legrand SA,
Sr. Unsec’d. Notes
4.250%	02/24/17	BBB+(d)	EUR	100	146,763
Pernod-Ricard SA,
Sr. Unsec’d. Notes
5.000%	03/15/17	Baa3	EUR	100	151,048
Sr. Unsec’d. Notes, 144A
4.450%	01/15/22(g)	Baa3		155	171,426
PPR,
Sr. Unsec’d. Notes, MTN
8.625%	04/03/14	BBB-(d)	EUR	100	144,576
RCI Banque SA,
Sr. Unsec’d. Notes, 144A
4.600%	04/12/16(g)	Baa2		210	220,548
Sr. Unsec’d. Notes, MTN
4.375%	01/27/15	Baa2	EUR	186	258,997
Rhodia SA,
Sr. Unsec’d. Notes
7.000%	05/15/18	Baa2	EUR	100	147,175
Societe Generale,
Sub. Notes, MTN
5.400%	01/30/18	Baa3	GBP	50	84,720
6.125%	08/20/18	Baa3	EUR	100	150,859

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
France (continued)
Total Capital SA,
Sr. Unsec’d. Notes, MTN
3.875%	12/14/18		Aa1	GBP	40	$72,332
TPSA Eurofinance France SA,
Gtd. Notes, MTN
6.000%	05/22/14		A3	EUR	100	140,800
Veolia Environnement SA,
Sr. Unsec’d. Notes, MTN
5.125%	05/24/22		Baa1	EUR	64	100,658
5.375%	05/28/18		Baa1	EUR	56	87,100
Vivendi SA,
Sr. Unsec’d. Notes, 144A
3.450%	01/12/18	(g)	Baa2		$300	309,800
Sr. Unsec’d. Notes, MTN
4.875%	12/02/19		Baa2	EUR	100	153,179

						12,460,262

Germany — 7.4%
BASF SE,
Sr. Unsec’d. Notes, MTN
5.875%	03/31/17		A1	GBP	50	95,454
Bundesobligation,
Bonds
3.500%	04/12/13		Aaa	EUR	6,981	9,301,012
Bundesrepublik Deutschland,
Bonds
3.500%	01/04/16		Aaa	EUR	2,158	3,145,177
3.750%	01/04/15		Aaa	EUR	3,492	4,956,377
4.000%	01/04/37		Aaa	EUR	5,759	10,330,366
Deutsche Bank AG,
Sr. Unsec’d. Notes, MTN
5.125%	08/31/17		A2	EUR	50	77,783
Kreditanstalt Fuer Wiederaufbau,
Gov’t. Gtd. Notes
4.700%	06/02/37		Aaa	CAD	523	609,492
5.500%	12/07/15		Aaa	GBP	1,040	1,920,977
Gov’t. Gtd. Notes, MTN
4.375%	07/04/18		Aaa	EUR	950	1,498,707
6.000%	08/20/20		Aaa	AUD	2,899	3,384,512
MAN SE,
Sr. Unsec’d. Notes, MTN
7.250%	05/20/16		A3	EUR	40	63,409
Merck Financial Services GmbH,
Sr. Unsec’d. Notes, MTN
3.375%	03/24/15		Baa1	EUR	100	139,511
Techem GmbH,
Sr. Sec’d. Notes, 144A
6.125%	10/01/19	(g)	Ba3	EUR	100	141,565
Volkswagen Leasing GmbH,
Sr. Unsec’d. Notes, MTN
3.250%	05/10/18		A3	EUR	200	288,162

						35,952,504

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Hong Kong
LS Finance 2017 Ltd.,
Gtd. Notes, MTN
5.250%	01/26/17		Baa3		$200	$215,761

Indonesia
Adaro Indonesia PT,
Gtd. Notes, 144A
7.625%	10/22/19		Ba1		100	111,000

Ireland — 0.9%
Alfa Bank OJSC Via Alfa Bond Issuance PLC,
Sr. Unsec’d. Notes
7.875%	09/25/17		Ba1		200	223,000
Ardagh Packaging Finance PLC/Ardagh Mp Holdings USA, Inc.,
Sr. Sec’d. Notes
7.375%	10/15/17		Ba3	EUR	200	287,355
Cloverie PLC For Zurich Insurance Co. Ltd.,
Sub. Notes, MTN
7.500%(c)	07/24/39		A2	EUR	200	322,334
CRH Finance Ltd.,
Gtd. Notes, MTN
7.375%	05/28/14		Baa2	EUR	120	172,517
GE Capital European Funding,
Gtd. Notes, MTN
4.625%	02/22/27		A1	EUR	150	237,240
5.250%	05/18/15		A1	EUR	200	290,861
5.375%	01/16/18		A1	EUR	145	227,638
GE Capital UK Funding,
Gtd. Notes, MTN
4.375%	07/31/19		A1	GBP	70	123,572
5.625%	12/12/14		A1	GBP	200	350,876
Iberdrola Finance Ireland Ltd.,
Gtd. Notes, 144A
3.800%	09/11/14	(a)(g)	Baa1		140	143,799
Ireland Government,
Unsec’d. Notes
5.500%	10/18/17		Ba1	EUR	1,037	1,495,064
Metalloinvest Finance Ltd.,
Gtd. Notes
6.500%	07/21/16		Ba3		200	210,250
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC,
Unsec’d. Notes
7.748%	02/02/21		Ba3		200	231,000

						4,315,506

Israel — 0.1%
Israel Government, Bonds
5.500%	02/28/17		NR	ILS	1,805	542,010

Italy — 3.9%
Atlantia SpA,
Gtd. Notes, MTN
4.500%	02/08/19		Baa1	EUR	100	143,268
Enel SpA,
Sr. Unsec’d. Notes, MTN
6.250%	06/20/19		Baa2	GBP	50	88,365
Eni SpA,
Sr. Unsec’d. Notes, MTN
3.500%	01/29/18		A3	EUR	125	180,042

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Italy (continued)
Intesa Sanpaolo SpA,
Sr. Unsec’d. Notes, MTN
4.000%	11/08/18		Baa2	EUR	300	$404,669
4.125%	01/14/16		Baa2	EUR	100	137,227
Italy Buoni Poliennali del Tesoro,
Bonds
4.000%	02/01/17		Baa2	EUR	2,313	3,175,029
4.000%	02/01/37		Baa2	EUR	320	367,053
4.250%	03/01/20		Baa2	EUR	1,630	2,198,650
4.500%	02/01/18		Baa2	EUR	659	916,695
5.000%	09/01/40		Baa2	EUR	1,844	2,432,729
Unsec’d. Notes
3.750%	03/01/21		Baa2	EUR	908	1,178,386
4.750%	06/01/17		Baa2	EUR	3,886	5,467,380
Lottomatica Group SpA,
Sr. Unsec’d. Notes
5.375%	12/05/16		Baa3	EUR	150	217,791
Snam SpA,
Sr. Unsec’d. Notes, MTN
5.000%	01/18/19		Baa1	EUR	150	224,108
Telecom Italia SpA,
Sr. Unsec’d. Notes, MTN
5.250%	02/10/22		Baa2	EUR	150	211,608
7.375%	12/15/17		Baa2	GBP	50	91,778
UniCredit SpA,
Covered Bonds, MTN
4.250%	07/29/17		A2	EUR	750	1,067,277
Sr. Unsec’d. Notes, MTN
4.375%	09/11/15		Baa2	EUR	200	277,936

						18,779,991

Japan — 11.2%
Japanese Government,
Sr. Unsec’d. Notes
1.100%	06/20/21		Aa3	JPY	639,600	7,681,025
1.300%	06/20/20		Aa3	JPY	516,200	6,320,288
1.400%	09/20/15		Aa3	JPY	839,500	10,031,616
1.400%	03/20/18		Aa3	JPY	326,300	4,001,590
1.500%	03/20/19		Aa3	JPY	192,600	2,385,212
1.500%	06/20/19		Aa3	JPY	15,700	194,648
1.700%	03/20/17		Aa3	JPY	331,200	4,071,116
1.700%	09/20/17		Aa3	JPY	115,300	1,426,321
1.900%	03/20/25		Aa3	JPY	274,950	3,489,410
2.000%	12/20/33		Aa3	JPY	35,650	426,230
2.300%	06/20/28		Aa3	JPY	762,250	9,900,803
2.300%	03/20/40		Aa3	JPY	341,300	4,251,333

						54,179,592

Luxembourg — 0.8%
Altice Financing SA,
Gtd. Notes, 144A
7.875%	12/15/19	(g)	Ba2		$200	211,500
AON Financial Services Luxembourg SA,
Gtd. Notes
6.250%	07/01/14		Baa2	EUR	100	141,690
Fiat Industrial Finance Europe SA,
Gtd. Notes, MTN
6.250%	03/09/18		Ba2	EUR	200	295,670

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Luxembourg (continued)
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes
7.288%	08/16/37		Baa1		$150	$195,345
Sr. Unsec’d. Notes, 144A
4.950%	05/23/16	(g)	Baa1		220	236,225
Sr. Unsec’d. Notes, MTN
6.605%	02/13/18		Baa1	EUR	200	314,249
Holcim US Finance Sarl & Cie SCS,
Gtd. Notes, 144A
6.000%	12/30/19	(g)	Baa2		135	153,121
Matterhorn Mobile Holdings SA,
Sr. Sec’d. Notes
8.250%	02/15/20		B3	EUR	200	289,322
MHP SA,
Gtd. Notes
10.250%	04/29/15		B3		150	157,875
Minerva Luxembourg SA,
Gtd. Notes, 144A
12.250%	02/10/22	(a)	B2		200	239,500
Numericable Finance & Co. SCA,
Sr. Sec’d. Notes, 144A
8.750%	02/15/19	(g)	B2	EUR	100	140,575
OXEA Finance & Cy SCA,
Sr. Sec’d. Notes
9.625%	07/15/17		B2	EUR	171	248,974
Severstal OAO Via Steel Capital SA,
Sr. Unsec’d. Notes, 144A
5.900%	10/17/22		Ba1		200	202,250
Telecom Italia Capital SA,
Gtd. Notes
5.250%	11/15/13		Baa2		385	395,587
5.250%	10/01/15		Baa2		95	101,080
Telecom Italia Finance SA,
Gtd. Notes, MTN
6.875%	01/24/13		Baa2	EUR	105	139,047
TMK OAO Via TMK Capital SA,
Gtd. Notes
7.750%	01/27/18		B1		200	210,000

						3,672,010

Malaysia — 0.5%
Malaysian Government,
Sr. Unsec’d. Notes
3.700%	05/15/13		A3	MYR	2,000	655,536
4.378%	11/29/19		A3	MYR	2,600	900,244
Unsec’d. Notes
4.160%	07/15/21		A3	MYR	1,969	672,720
4.232%	06/30/31		NR	MYR	1,060	363,271

						2,591,771

Mexico — 1.6%
America Movil SAB de CV,
Gtd. Notes
5.000%	03/30/20		A2		165	191,973
5.625%	11/15/17		A2		160	191,559
Sr. Unsec’d. Notes, MTN
4.125%	10/25/19		A2	EUR	100	151,703

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Mexico (continued)
Coca-Cola Femsa SAB de CV,
Sr. Unsec’d. Notes
4.625%	02/15/20	A2		$140	$157,861
Controladora Mabe SA de CV,
Gtd. Notes, 144A
7.875%	10/28/19	BB+(d)		210	243,075
Mexican Bonos,
Bonds
7.500%	06/03/27	Baa1	MXN	9,700	873,020
8.500%	11/18/38	Baa1	MXN	43,222	4,225,469
Mexican Udibonos,
Bonds, TIPS
2.500%	12/10/20	Baa1	MXN	2,120	871,641
Petroleos Mexicanos,
Gtd. Notes
4.875%	01/24/22	Baa1		525	592,463
5.500%	06/27/44	Baa1		105	115,500

					7,614,264

Netherlands — 1.2%
ABN Amro Bank NV,
Sub. Notes, MTN
6.375%	04/27/21	Baa3	EUR	150	226,016
Adecco International Financial Services BV,
Gtd. Notes, MTN
4.750%	04/13/18	Baa3	EUR	100	146,474
Akzo Nobel NV,
Gtd. Notes, MTN
8.000%	04/06/16	Baa1	GBP	50	96,142
Allianz Finance II BV,
Gtd. Notes
6.500%(c)	01/13/25	A2	EUR	144	208,099
Gtd. Notes, MTN
5.750%(c)	07/08/41	A2	EUR	100	150,967
Bank Nederlandse Gemeenten,
Sr. Unsec’d. Notes, MTN
2.500%	01/18/16	Aaa	EUR	593	830,437
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Bank Gtd. Notes
3.950%	11/09/22	A2		250	256,009
Sr. Unsec’d. Notes, MTN
4.250%	01/16/17	Aa2	EUR	160	237,062
Daimler International Finance BV,
Gtd. Notes, MTN
3.500%	06/06/19	A3	GBP	25	42,595
Deutsche Telekom International Finance BV,
Gtd. Notes, MTN
6.000%	01/20/17	Baa1	EUR	115	180,065
DTEK Finance BV,
Gtd. Notes
9.500%	04/28/15	B3		200	201,490
E.ON International Finance BV,
Gtd. Notes, MTN
5.500%	01/19/16	A3	EUR	150	225,020
6.000%	10/30/19	A3	GBP	100	198,491
Enel Finance International NV,
Gtd. Notes, MTN
4.000%	09/14/16	Baa2	EUR	200	277,919

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Netherlands (continued)
Heineken NV,
Sr. Notes, 144A
2.750%	04/01/23	(g)	Baa1		$160	$157,102
Sr. Unsec’d. Notes, MTN
3.500%	03/19/24		Baa1	EUR	100	144,033
7.250%	03/10/15		NR	GBP	80	145,340
KBC Internationale Financieringsmaatschappij NV,
Bank Gtd. Notes, MTN
3.875%	03/31/15		A3	EUR	155	215,935
Koninklijke KPN NV,
Sr. Unsec’d. Notes, MTN
5.750%	03/18/16		Baa2	GBP	100	179,658
7.500%	02/04/19		Baa2	EUR	50	83,864
Linde Finance BV,
Gtd. Notes
6.500%	01/29/16		A3	GBP	50	93,646
Rabobank Nederland NV,
Sr. Unsec’d. Notes, MTN
4.125%	01/14/20		Aa2	EUR	150	227,175
Repsol International Finance BV,
Gtd. Notes, MTN
4.750%	02/16/17		Baa3	EUR	160	230,386
RWE Finance BV,
Gtd. Notes, MTN
6.375%	06/03/13		A3	GBP	70	116,052
6.500%	04/20/21		A3	GBP	50	101,374
6.625%	01/31/19		A3	EUR	100	170,087
Sensata Technologies BV,
Gtd. Notes, 144A
6.500%	05/15/19	(a)(g)	B2		400	426,000

						5,567,438

Norway — 0.3%
DNB Bank ASA,
Sr. Unsec’d. Notes
4.375%	02/24/21		A1	EUR	100	154,550
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17	(g)	A1		670	713,590
Norway Government,
Bonds
4.250%	05/19/17		Aaa	NOK	3,262	653,796

						1,521,936

Peru — 0.1%
Banco de Credito del Peru,
Sr. Unsec’d. Notes, 144A
5.375%	09/16/20		Baa2		200	221,500
Corp. Lindley SA,
Sr. Unsec’d. Notes, 144A
6.750%	11/23/21		BB+(d)		200	231,000

						452,500

Poland — 0.4%
Polish Government,
Bonds
5.500%	04/25/15		A2	PLN	1,901	646,438
5.500%	10/25/19		A2	PLN	1,335	487,844
5.750%	09/23/22		A2	PLN	1,244	471,154

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Poland (continued)
Republic of Poland,
Bonds
4.750%	04/25/17		A2	PLN	1,136	$389,814

						1,995,250

South Africa — 0.4%
Republic of South Africa,
Bonds
6.750%	03/31/21		Baa1	ZAR	6,401	772,733
13.500%	09/15/15		Baa1	ZAR	8,234	1,168,228

						1,940,961

South Korea — 1.0%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes
4.625%	02/20/17		Aa3	EUR	150	220,169
Korea Hydro & Nuclear Power Co. Ltd.,
Sr. Unsec’d. Notes, 144A
3.125%	09/16/15	(g)	A1		$200	208,840
Korea Treasury Bonds,
Sr. Unsec’d. Notes
4.000%	09/10/15		Aa3	KRW	546,030	525,061
4.250%	06/10/21		Aa3	KRW	1,225,040	1,235,906
4.500%	03/10/15		Aa3	KRW	1,811,300	1,751,221
5.000%	06/10/20		Aa3	KRW	1,055,500	1,108,562

						5,049,759

Spain — 2.4%
Banco Santander SA,
Covered Bonds
4.625%	01/20/16		A3	EUR	800	1,111,355
BBVA Senior Finance SAU,
Bank Gtd. Notes, MTN
4.875%	01/23/14		Baa3	EUR	150	203,116
Gas Natural Capital Markets SA,
Gtd. Notes, MTN
4.125%	01/26/18		Baa2	EUR	100	139,950
5.250%	07/09/14		Baa2	EUR	100	139,184
Iberdrola Finanzas SAU,
Gtd. Notes, MTN
4.625%	04/07/17		Baa1	EUR	100	143,728
Instituto de Credito Oficial,
Gov’t. Gtd. Notes
4.375%	05/20/19		Baa3	EUR	559	712,182
6.000%	03/08/21		Baa3	EUR	525	711,302
Gov’t. Gtd. Notes, MTN
4.625%	01/31/17		Baa3	EUR	100	132,919
Santander International Debt SAU,
Sr. Unsec’d. Notes, MTN
3.500%	03/10/15		Baa2	EUR	200	266,896
Spanish Government,
Bonds
5.750%	07/30/32		Baa3	EUR	323	427,715
Sr. Unsub. Notes
4.100%	07/30/18		Baa3	EUR	1,550	2,018,683
4.600%	07/30/19		Baa3	EUR	2,677	3,529,598
5.850%	01/31/22		Baa3	EUR	758	1,041,750

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Spain (continued)
Telefonica Emisiones SAU,
Gtd. Notes
3.992%	02/16/16		Baa2		$200	$208,100
5.462%	02/16/21		Baa2		70	74,637
6.221%	07/03/17		Baa2		195	216,937
Gtd. Notes, MTN
3.661%	09/18/17		Baa2	EUR	250	344,017
5.375%	02/02/18		Baa2	GBP	100	170,977

						11,593,046

Supranational Bank — 1.0%
European Investment Bank,
Sr. Unsec’d. Notes
8.750%	08/25/17		Aaa	GBP	500	1,086,584
Sr. Unsec’d. Notes, MTN
4.750%	10/15/17		Aaa	EUR	740	1,167,253
Inter-American Development Bank,
Sr. Unsec’d. Notes
4.400%	01/26/26		Aaa	CAD	791	903,905
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes
3.875%	05/20/19		Aaa	EUR	1,082	1,694,044

						4,851,786

Sweden — 0.5%
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A
3.125%	03/20/17	(g)	Aa3		270	287,509
Sr. Unsec’d. Notes, MTN
3.750%	02/24/17		Aa3	EUR	150	219,006
3.875%	12/15/15		Aa3	GBP	50	86,952
Sub. Notes, 144A
4.875%	05/13/21	(g)	Baa1		310	332,559
Skandinaviska Enskilda Banken AB,
Sr. Unsec’d. Notes, MTN
3.750%	05/19/16		A1	EUR	100	143,908
6.625%	07/09/14		A1	GBP	100	174,991
Svensk Exportkredit AB,
Sr. Unsec’d. Notes
5.125%	03/01/17		Aa1		400	464,640
Svenska Handelsbanken AB,
Sr. Unsec’d. Notes
5.500%	05/26/16		Aa3	GBP	100	183,409
Swedish Government,
Bonds
3.750%	08/12/17		Aaa	SEK	3,930	679,003

						2,571,977

Switzerland — 0.1%
Credit Suisse AG,
Sr. Unsec’d. Notes, MTN
5.125%	09/18/17		A1	EUR	265	412,248
UBS AG,
Sr. Unsec’d. Notes, MTN
4.750%	06/07/17		A2	EUR	50	76,277
6.375%	07/20/16		A2	GBP	100	187,990

						676,515

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
Trinidad & Tobago
National Gas Co. of Trinidad & Tobago Ltd.,
Sr. Unsec’d. Notes, 144A
6.050%	01/15/36	(g)	Baa1		$155	$165,075

Turkey — 0.2%
Akbank TAS,
Sr. Unsec’d. Notes, 144A
5.125%	07/22/15		Baa2		300	316,500
Anadolu Efes Biracilik Ve Malt Sanayii A/S,
Sr. Unsec’d. Notes, 144A
3.375%	11/01/22		Baa3		200	197,000
Turkiye Garanti Bankasi A/S,
Sr. Unsec’d. Notes, 144A
6.250%	04/20/21		Baa2		200	229,300

						742,800

United Arab Emirates — 0.1%
Dubai Electricity & Water Authority,
Sr. Unsec’d. Notes, 144A
7.375%	10/21/20		Baa3		200	246,000

United Kingdom — 6.4%
Algeco Scotsman Global Finance PLC,
Sr. Sec’d. Notes, 144A
8.500%	10/15/18	(g)	B1		300	310,500
Anglo American Capital PLC,
Gtd. Notes, MTN
2.750%	06/07/19		Baa1	EUR	100	135,598
Aviva PLC,
Gtd. Notes
9.500%	06/20/16		A1	GBP	50	100,113
Sub. Notes, MTN
6.875%(c)	05/22/38		A3	EUR	125	179,069
BAE Systems PLC,
Sr. Unsec’d. Notes
4.125%	06/08/22		Baa2	GBP	100	168,476
Barclays Bank PLC,
Covered Bonds Bonds, MTN
4.000%	10/07/19		Aaa	EUR	1,150	1,781,579
Sr. Unsec’d. Notes
5.200%	07/10/14		A2		220	234,084
Sr. Unsec’d. Notes, MTN
5.250%	05/27/14		A2	EUR	165	231,331
5.750%	08/17/21		A2	GBP	50	98,361
Sub. Notes
6.625%	03/30/22		Baa3	EUR	100	155,483
BAT International Finance PLC,
Gtd. Notes, MTN
6.375%	12/12/19		Baa1	GBP	100	202,711
BG Energy Capital PLC,
Gtd. Notes, MTN
5.125%	12/01/25		A2	GBP	50	95,563
BMW UK Capital PLC,
Gtd. Notes, MTN
5.000%	10/02/17		A2	GBP	25	46,057
BP Capital Markets PLC,
Gtd. Notes, MTN
3.100%	10/07/14		A2	EUR	120	165,362
3.830%	10/06/17		A2	EUR	100	148,816

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
United Kingdom (continued)
British Sky Broadcasting Group PLC,
Gtd. Notes, 144A
3.125%	11/26/22	(g)	Baa1		$105	$104,635
6.100%	02/15/18	(g)	Baa1		70	83,642
British Telecommunications PLC,
Sr. Unsec’d. Notes
8.625%	03/26/20		Baa2	GBP	90	197,942
Sr. Unsec’d. Notes, MTN
6.500%	07/07/15		Baa2	EUR	100	149,936
BSKYB Finance UK PLC,
Gtd. Notes
5.750%	10/20/17		Baa1	GBP	100	188,603
Centrica PLC,
Sr. Unsec’d. Notes, MTN
5.125%	12/10/14		A3	GBP	100	173,892
Eastern Power Networks PLC,
Sr. Unsec’d. Notes, MTN
4.750%	09/30/21		Baa1	GBP	100	180,595
Ensco PLC,
Sr. Unsec’d. Notes
3.250%	03/15/16		Baa1		205	217,381
Experian Finance PLC,
Gtd. Notes, MTN
4.750%	11/23/18		Baa1	GBP	100	181,742
4.750%	02/04/20		Baa1	EUR	110	171,748
FCE Bank PLC,
Sr. Unsec’d. Notes, MTN
4.750%	01/19/15		Baa3	EUR	150	210,170
5.125%	11/16/15		Baa3	GBP	50	87,360
G4S PLC,
Sr. Unsec’d. Notes, MTN
7.750%	05/13/19		BBB(d)	GBP	50	99,577
Heathrow Funding Ltd.,
Sr. Sec’d. Notes
4.600%	02/15/20		A-(d)	EUR	175	262,010
5.225%	02/15/25		A-(d)	GBP	180	336,567
Sr. Sec’d. Notes, 144A
4.875%	07/15/23	(g)	A-(d)		290	315,932
HSBC Bank PLC,
Sr. Unsec’d. Notes, MTN
3.875%	10/24/18		Aa3	EUR	150	224,914
HSBC Holdings PLC,
Sr. Unsec’d. Notes
5.100%	04/05/21		Aa3		130	153,514
Sub. Notes
6.500%	05/02/36		A3		135	168,666
9.875%	04/08/18		A3	GBP	200	331,734
Sub. Notes, MTN
6.250%	03/19/18		A3	EUR	100	158,246
Imperial Tobacco Finance PLC,
Gtd. Notes, MTN
4.500%	07/05/18		Baa3	EUR	200	301,589
7.750%	06/24/19		Baa3	GBP	50	104,200
Intercontinental Hotels Group PLC,
Sr. Unsec’d. Notes, MTN
6.000%	12/09/16		BBB-(d)	GBP	50	91,802
Invesco Finance PLC,
Gtd. Notes
3.125%	11/30/22		A3		120	121,211

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
United Kingdom (continued)
Kingfisher PLC,
Sr. Unsec’d. Notes, MTN
5.625%	12/15/14		Baa2	GBP	80	$138,914
Legal & General Group PLC,
Sub. Notes, MTN
4.000%(c)	06/08/25		Baa1	EUR	170	222,710
Lloyds TSB Bank PLC,
Sr. Unsec’d. Notes, MTN
6.375%	06/17/16		A2	EUR	250	386,748
Sub. Notes, MTN
6.500%	03/24/20		Baa3	EUR	100	150,766
7.625%	04/22/25		Baa3	GBP	70	131,416
Marks & Spencer PLC,
Sr. Unsec’d. Notes, MTN
5.625%	03/24/14		Baa3	GBP	50	84,751
MU Finance PLC,
Sr. Sec’d. Notes, 144A
8.375%	02/01/17	(g)	NR		$222	241,799
National Express Group PLC,
Sr. Unsec’d. Notes, MTN
6.250%	01/13/17		Baa3	GBP	100	180,656
National Grid Gas PLC,
Sr. Unsec’d. Notes, MTN
6.000%	06/07/17		A3	GBP	25	47,908
National Grid PLC,
Sr. Unsec’d. Notes, MTN
5.000%	07/02/18		Baa1	EUR	150	235,253
6.125%	04/15/14		Baa1	GBP	50	86,038
6.500%	04/22/14		Baa1	EUR	100	141,744
Nationwide Building Society,
Covered Bonds, MTN
4.375%	02/28/22		Aaa	EUR	750	1,207,734
Sr. Unsec’d. Notes, MTN
3.750%	01/20/15		A2	EUR	120	167,449
5.625%	09/09/19		A2	GBP	100	191,008
Sub. Notes, MTN
6.750%	07/22/20		Baa1	EUR	100	154,309
Next PLC,
Sr. Unsec’d. Notes
5.875%	10/12/16		Baa2	GBP	50	91,523
Northumbrian Water Finance PLC,
Sr. Unsec’d. Notes
6.000%	10/11/17		BBB+(d)	GBP	30	57,064
Odeon & UCI Finco PLC,
Sr. Sec’d. Notes
9.000%	08/01/18		B3	GBP	150	254,634
PPL WEM Holdings PLC,
Sr. Unsec’d. Notes, 144A
3.900%	05/01/16	(g)	Baa3		255	268,529
R&R Ice Cream PLC,
Sr. Sec’d. Notes
8.375%	11/15/17		B2	EUR	200	290,721
Reed Elsevier Investments PLC,
Gtd. Notes, MTN
5.625%	10/20/16		Baa1	GBP	50	91,772
Rentokil Initial PLC,
Sr. Unsec’d. Notes, MTN
5.750%	03/31/16		BBB-(d)	GBP	50	88,045

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)
FOREIGN BONDS (continued)
United Kingdom (continued)
Rolls-Royce PLC,
Sr. Unsec’d. Notes
6.750%	04/30/19		A3	GBP	100	$203,599
Royal Bank of Scotland Group PLC,
Sr. Unsec’d. Notes
2.550%	09/18/15		Baa1		$160	163,746
Royal Bank of Scotland PLC (The),
Sr. Unsec’d. Notes, MTN
4.750%	05/18/16		A3	EUR	200	293,473
5.375%	09/30/19		A3	EUR	100	157,489
5.750%	05/21/14		A3	EUR	150	210,777
Scottish Power UK PLC,
Sr. Unsec’d. Notes
8.375%	02/20/17		Baa1	GBP	100	197,282
Severn Trent Utilities Finance PLC,
Sr. Unsec’d. Notes
6.125%	02/26/24		BBB+(d)	GBP	40	80,667
Sr. Unsec’d. Notes, MTN
5.250%	03/11/16		A3	EUR	150	224,287
Smiths Group PLC,
Gtd. Notes, 144A
3.625%	10/12/22	(g)	Baa2		20	19,884
Standard Chartered Bank,
Sub. Notes, MTN
5.875%	09/26/17		A2	EUR	100	153,947
Standard Chartered PLC,
Sr. Unsec’d. Notes, MTN
6.500%	04/28/14		A2	GBP	100	173,378
Tesco PLC,
Sr. Unsec’d. Notes, MTN
6.125%	02/24/22		Baa1	GBP	50	98,363
United Kingdom Gilt,
Bonds
4.250%	06/07/32		Aaa	GBP	972	1,949,400
4.250%	09/07/39		Aaa	GBP	3,463	6,866,876
4.500%	12/07/42		Aaa	GBP	990	2,050,295
Unsec’d. Notes
3.750%	09/07/21		Aaa	GBP	1,972	3,762,430
UnumProvident Finance Co. PLC,
Gtd. Notes, 144A
6.850%	11/15/15	(g)	Baa2		125	141,427
Vodafone Group PLC,
Sr. Unsec’d. Notes, MTN
8.125%	11/26/18		A3	GBP	100	214,590
WPP 2008 Ltd.,
Sr. Unsec’d. Notes
6.000%	04/04/17		Baa2	GBP	50	92,896
WPP Finance 2010,
Gtd. Notes
4.750%	11/21/21		Baa2		170	184,126

						30,821,134

TOTAL FOREIGN BONDS (cost $244,568,566)						257,663,909

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS — 2.6%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3	$280	$383,561
East Bay Municipal Utility District Water System,
Revenue Bonds
5.874%	06/01/40	Aa1	275	358,680
Los Angeles Department of Airports,
Revenue Bonds
7.053%	05/15/40	A1	160	214,384
San Diego County Water Authority,
Revenue Bonds
6.138%	05/01/49	Aa2	90	117,565

				1,074,190

Colorado
Regional Transportation District Sales Tax,
Revenue Bonds
5.000%	11/01/38	Aa2	155	176,957

District of Columbia — 0.1%
District of Columbia,
Revenue Bonds
5.250%	12/01/34	Aa1	155	189,968
5.591%	12/01/34	Aa1	40	49,678

				239,646

Florida — 0.1%
Florida State Board of Education,
Revenue Bonds
5.000%	07/01/20	A1	365	444,607

Georgia — 0.2%
State of Georgia,
General Obligation Unlimited
5.000%	10/01/21	Aaa	310	399,240
5.000%	07/01/23	Aaa	145	185,281
5.000%	07/01/24	Aaa	85	107,805
5.000%	07/01/25	Aaa	110	138,750

				831,076

Illinois — 0.1%
Chicago IL O’Hare International Airport,
Revenue Bonds
6.395%	01/01/40	A2	120	155,336
Chicago Metropolitan Water Reclamation District-Greater Chicago,
General Obligation Ltd.
5.720%	12/01/38	Aaa	150	193,979
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3	185	222,061

				571,376

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	125	145,475

Louisiana — 0.1%
State of Louisiana,
General Obligation Unlimited
5.000%	07/15/21	Aa2	110	139,280
5.000%	08/01/21	Aa2	95	120,344

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Louisiana (continued)
				$259,624

Maryland — 0.2%
Maryland State Transportation Authority,
Revenue Bonds
5.754%	07/01/41	Aa3	$300	388,392
5.888%	07/01/43	Aa3	240	319,949

				708,341

Massachusetts — 0.1%
Commonwealth of Massachusetts,
General Obligation Ltd.
4.500%	08/01/31	Aa1	165	185,468
5.250%	09/01/24	Aa1	165	217,259
Revenue Bonds
5.000%	06/01/23	Aaa	85	106,011
Massachusetts Bay Transportation Authority,
Revenue Bonds
5.000%	07/01/20	Aa1	135	169,271

				678,009

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
5.000%	01/01/29	A3	145	169,621

New York — 0.5%
City of New York,
General Obligation Unlimited
5.000%	04/01/23	Aa2	185	227,528
6.271%	12/01/37	Aa2	95	126,631
Metropolitan Transportation Authority,
Revenue Bonds
7.336%	11/15/39	AA(d)	195	281,898
New York Build America Bonds,
General Obligation Unlimited
5.846%	06/01/40	Aa2	170	221,461
New York City Housing Development Corp.,
Revenue Bonds
6.420%	11/01/27	Aa2	40	40,578
New York City Municipal Water Finance Authority & Sewer Systems,
Revenue Bonds
5.952%	06/15/42	Aa2	85	116,687
New York City Transitional Finance Authority,
Revenue Bonds
5.000%	05/01/23	Aa1	145	180,935
5.000%	11/01/24	Aa1	90	110,221
5.000%	02/01/25	Aa1	90	108,467
5.508%	08/01/37	Aa1	310	378,839
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	Aa3	520	510,234
Tompkins County Industrial Development Agency,
Revenue Bonds
5.000%	07/01/37	Aa1	155	177,925

				2,481,404

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)
MUNICIPAL BONDS (continued)
Pennsylvania — 0.2%
Commonwealth of Pennsylvania,
General Obligation Unlimited
5.000%	07/01/21	Aa2	$195	$246,794
5.000%	06/01/24	Aa2	180	223,778
Philadelphia Authority for Industrial Development,
Revenue Bonds
3.964%	04/15/26	A2	440	444,704

				915,276

South Carolina — 0.1%
South Carolina State Public Service Authority,
Revenue Bonds
4.322%	12/01/27	Aa3	215	232,750

Texas — 0.3%
City of Houston TX,
General Obligation Ltd.
5.000%	03/01/23	AA(d)	130	161,737
6.290%	03/01/32	Aa2	315	392,484
City of San Antonio TX,
Revenue Bonds
5.250%	02/01/24	Aa1	245	318,836
Dallas Independent School District,
General Obligation Unlimited
4.000%	08/15/27	Aaa	110	123,669
5.000%	08/15/29	Aaa	125	152,893
Texas State Transportation Commission,
Revenue Bonds
5.178%	04/01/30	Aaa	255	307,459

				1,457,078

Utah — 0.1%
Utah Transit Authority Sales Tax,
Revenue Bonds
5.937%	06/15/39	Aa2	265	354,119

Virginia — 0.3%
University of Virginia,
Revenue Bonds
5.000%	09/01/40	Aaa	290	349,241
Virginia College Building Authority,
Revenue Bonds
5.000%	02/01/22	Aa1	75	94,954
Virginia Commonwealth Transportation Board,
Revenue Bonds
5.350%	05/15/35	Aa1	30	35,613
Virginia Public Building Authority,
Revenue Bonds
5.900%	08/01/30	Aa1	260	333,837
Virginia Public School Authority,
Revenue Bonds
4.250%	12/15/30	Aa1	385	412,724
5.000%	08/01/23	Aa1	225	282,112

				1,508,481

Washington
State of Washington,
General Obligation Unlimited
5.000%	07/01/24	Aa1	150	185,395

TOTAL MUNICIPAL BONDS (cost $11,432,839)				12,433,425

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.4%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
2.971%(c)	02/25/34		BB(d)	$47	$46,880
Series 2004-D, Class 2A2
3.109%(c)	05/25/34		BBB(d)	28	27,365
Series 2004-H, Class 2A2
3.074%(c)	09/25/34		B1	33	33,032
Series 2004-I, Class 3A2
3.121%(c)	10/25/34		A1	12	12,426
Series 2005-J, Class 2A1
3.102%(c)	11/25/35		Caa2	308	267,601
Series 2005-J, Class 3A1
3.134%(c)	11/25/35		Caa1	90	83,245
Fannie Mae Interest Strip,
Series 319, Class 2, IO
6.500%	02/01/32	(g)	Aaa	9	1,298
Fosse Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A5, 144A
1.825%(c)	10/18/54	(g)	Aaa	200	206,542
Freddie Mac Reference REMIC,
Series R003, Class VA
5.500%	08/15/16		Aaa	121	121,434
Freddie Mac REMIC,
Series 2627, Class IE, IO
4.500%	04/15/18	(g)	Aaa	5	172
Government National Mortgage Assoc.,
Series 2010-103, Class IN, IO
4.500%	02/20/39	(g)	Aaa	269	26,331
Series 2010-92, Class PI, IO
4.500%	11/20/37	(g)	Aaa	488	55,051
Series 2011-41, Class AI, IO
4.500%	12/20/39	(g)	Aaa	634	93,633
Series 2011-88, Class EI, IO
4.500%	11/20/39	(g)	Aaa	110	16,563
Holmes Master Issuer PLC (United Kingdom),
Series 2012-1A, Class A2, 144A
1.990%(c)	10/15/54	(g)	Aaa	250	255,953
Series 2012-3A, Class B1, 144A
2.540%(c)	10/15/54	(g)	Aa3	250	258,146
MortgageIT Trust,
Series 2005-2, Class 1A1
0.470%(c)	05/25/35		Baa2	231	216,364
Sequoia Mortgage Trust,
Series 2010-H1, Class A1
3.750%(c)	02/25/40		Aaa	11	11,504
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 2A1
2.996%(c)	09/25/35		CCC(d)	7	7,239
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.860%(c)	01/25/34		A+(d)	61	61,150
Series 2004-G, Class A3
4.710%(c)	06/25/34		A2	41	42,109
Series 2005-AR2, Class 2A2
2.617%(c)	03/25/35		B2	58	57,626

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,901,764)					1,901,664

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)
SOVEREIGN ISSUES — 0.7%
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
4.138%	01/03/23	(g)	Aa2	$200	$212,900
Sr. Unsec’d. Notes, 144A
5.603%	07/20/20	(g)	Aa2	100	117,610
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20		Aa3	110	124,025
Province of Manitoba Canada (Canada),
Sr. Unsec’d. Notes
1.300%	04/03/17	(a)	Aa1	320	326,976
Province of Ontario (Canada),
Sr. Unsec’d. Notes
1.600%	09/21/16		Aa2	460	474,636
Republic of Iceland (Iceland),
Unsec’d. Notes
5.875%	05/11/22	(g)	BBB-(d)	1,175	1,311,829
Republic of Poland (Poland),
Sr. Unsec’d. Notes
3.875%	07/16/15		A2	350	375,375
United Mexican States (Mexico),
Sr. Unsec’d. Notes, MTN
6.375%	01/16/13		Baa1	270	270,405

TOTAL SOVEREIGN ISSUES (cost $2,988,620)					3,213,756

U.S. GOVERNMENT AGENCY OBLIGATIONS — 14.7%
Federal Home Loan Mortgage Corp.
1.000%	09/29/17			500	505,253
2.725%(c)	07/01/35			35	37,382
2.735%(c)	01/01/37			33	34,751
2.781%(c)	02/01/37			74	78,878
2.910%(c)	09/01/32			4	4,078
3.000%	01/01/43			1,413	1,478,913
3.500%	07/01/42-09/01/42			2,759	2,941,993
4.000%	07/01/25-02/01/42			2,784	2,986,204
4.500%	11/01/18-09/01/40			1,972	2,130,661
5.000%	10/01/18-08/01/40			1,515	1,639,566
5.500%	03/01/18-01/01/40			616	665,766
5.888%(c)	12/01/36			36	39,520
6.000%	10/01/21-08/01/38			177	194,367
6.500%	03/01/32-10/01/34			508	579,307
7.000%	11/01/30			9	10,497
Federal National Mortgage Assoc.
0.875%	08/28/17-10/26/17			1,595	1,600,868
2.500%	12/01/27			520	544,489
2.668%(c)	11/01/35			103	109,269
2.748%(c)	08/01/37			45	47,901
2.776%(c)	08/01/36			88	94,331
2.815%(c)	01/01/37			9	9,200
3.000%	06/01/27-11/01/42			4,290	4,514,024
3.040%(c)	12/01/36			70	74,707
3.500%	11/01/25-11/01/42			3,611	3,858,462
4.000%	07/01/25-02/01/42			8,836	9,493,644
4.375%	10/15/15			1,000	1,110,351
4.500%	05/01/19-07/01/41			8,646	9,368,106
4.875%	12/15/16			1,975	2,301,138

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	03/01/18-04/01/41		$6,415	$7,039,738
5.500%	01/01/17-12/01/38		5,212	5,692,152
6.000%	08/01/22-10/01/39		3,896	4,278,169
6.500%	06/01/14-12/01/37		661	740,356
7.000%	12/01/29-01/01/31		19	22,317
Government National Mortgage Assoc.
2.500%	07/20/27-09/20/27		1,054	1,110,054
3.000%	06/20/27-08/20/42		2,415	2,570,776
3.500%	09/20/42		785	853,834
4.500%	11/20/40-03/20/41		1,217	1,341,654
5.000%	09/15/39-03/20/41		536	587,021
5.500%	01/15/35		145	158,712
6.000%	12/20/37		10	10,955
6.500%	06/15/16-12/20/33		142	157,547
7.000%	12/15/13		1	991
7.500%	09/15/30-06/15/32		43	49,866

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $69,372,393)				71,067,768

U.S. TREASURY OBLIGATIONS — 7.9%
U.S. Treasury Bonds
4.625%	02/15/40		3,585	4,843,672
5.375%	02/15/31		320	456,800
6.750%	08/15/26		600	927,000
U.S. Treasury Inflationary Indexed Bonds, TIPS
2.000%	07/15/14		990	1,282,012
1.875%	07/15/13		2,310	2,955,943
U.S. Treasury Notes
0.125%	09/30/13		2,715	2,714,259
0.875%	02/28/17		9,895	10,024,872
1.250%	03/15/14		210	212,609
2.250%	05/31/14		525	539,930
2.625%	07/31/14-08/15/20		5,705	5,964,986
2.625%	04/30/16	(k)	7,235	7,759,537
2.750%	02/15/19		565	625,605

TOTAL U.S. TREASURY OBLIGATIONS (cost $38,122,520)				38,307,225

			Units
WARRANTS*
Venezuela
Republic of Venezuela, expiring 04/15/15 (cost $0)			1,250	39,063

TOTAL LONG-TERM INVESTMENTS (cost $440,111,935)				461,699,817

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SHORT-TERM INVESTMENT —5.8%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $28,383,788; includes $5,057,919 of cash collateral for securities on loan)(b)(w)(Note 4)	28,383,788	$28,383,788

TOTAL INVESTMENTS — 101.2% (cost $468,495,723)		490,083,605
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (1.2)%		(5,992,970)

NET ASSETS — 100.0%		$484,090,635

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the
Securities Act of 1933 and may not be resold subject to
that rule except to qualified institutional buyers. Unless
otherwise noted, 144A securities are deemed to be liquid.
IO	Interest Only
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury Inflation Protected Security
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CSK	Czech Kruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $4,935,430; cash collateral of $5,057,919 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial futures contracts open at December 31, 2012:

Number of Contract	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
4	5 Year U.S. Treasury Notes	Mar. 2013	$498,813	$497,656	$(1,157)
78	10 Year Mini Japanese Government Bonds	Mar. 2013	12,993,767	12,930,525	(63,242)

					(64,399)

Short Positions:
14	5 Year U.S. Treasury Notes	Mar. 2013	1,745,297	1,741,797	3,500
143	10 Year U.S. Treasury Notes	Mar. 2013	19,086,391	18,987,719	98,672
15	30 Year U.S. Ultra Treasury Bonds	Mar. 2013	2,478,922	2,438,906	40,016

					142,188

					$77,789

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/15/13	Royal Bank of Scotland Group PLC	AUD	2,397	$2,517,634	$2,480,527	$(37,107)
British Pound,
Expiring 02/15/13	Bank of New York Mellon	GBP	54	88,000	87,928	(72)
Expiring 02/15/13	JPMorgan Chase	GBP	103	164,826	167,295	2,469
Expiring 02/15/13	Pershing LLC	GBP	246	402,491	405,264	2,773
Expiring 02/15/13	Pershing LLC	GBP	62	99,914	100,702	788
Expiring 02/15/13	UBS Securities	GBP	76	124,000	123,764	(236)
Canadian Dollar,
Expiring 02/15/13	Bank of New York Mellon	CAD	134	135,000	134,879	(121)
Expiring 02/15/13	Bank of New York Mellon	CAD	75	75,000	75,042	42
Expiring 02/15/13	Bank of New York Mellon	CAD	20	20,457	20,503	46
Expiring 02/15/13	Royal Bank of Canada	CAD	211	213,206	211,671	(1,535)
Czech Koruna,
Expiring 02/15/13	Bank of America	CSK	10,480	524,785	551,572	26,787
Danish Krone,
Expiring 02/15/13	Bank of New York Mellon	DKK	230	40,129	40,810	681
Expiring 02/15/13	State Street Bank	DKK	1,604	274,481	284,002	9,521
Euro,
Expiring 02/15/13	Bank of New York Mellon	EUR	292	387,000	385,826	(1,174)
Expiring 02/15/13	Bank of New York Mellon	EUR	76	100,000	100,103	103
Expiring 02/15/13	Citigroup Global Markets	EUR	526	698,000	694,817	(3,183)
Expiring 02/15/13	Citigroup Global Markets	EUR	170	217,491	224,482	6,991
Expiring 02/15/13	Goldman Sachs & Co.	EUR	1,976	2,603,496	2,609,040	5,544
Expiring 02/15/13	JPMorgan Chase	EUR	568	735,488	750,034	14,546
Expiring 02/15/13	JPMorgan Chase	EUR	294	383,503	388,222	4,719
Expiring 02/15/13	JPMorgan Chase	EUR	246	318,002	324,291	6,289
Expiring 02/15/13	State Street Bank	EUR	156	203,042	205,995	2,953
Indian Rupee,
Expiring 01/22/13	Goldman Sachs & Co.	INR	66,829	1,226,000	1,213,987	(12,013)
Expiring 01/22/13	Hong Kong & Shanghai Bank	INR	67,266	1,247,052	1,221,920	(25,132)
Expiring 03/18/13	Deutsche Bank	INR	133,795	2,379,000	2,406,785	27,785
Expiring 03/18/13	Deutsche Bank	INR	133,464	2,408,445	2,400,831	(7,614)
Japanese Yen,
Expiring 02/15/13	Bank of America	JPY	11,688	142,828	134,961	(7,867)
Expiring 02/15/13	Bank of New York Mellon	JPY	12,260	143,000	141,560	(1,440)
Expiring 02/15/13	Goldman Sachs & Co.	JPY	195,430	2,343,957	2,256,628	(87,329)
Expiring 02/15/13	JPMorgan Chase	JPY	23,437	282,931	270,627	(12,304)
Expiring 02/15/13	Morgan Stanley	JPY	1,110,776	13,992,975	12,826,122	(1,166,853)
Expiring 02/15/13	Standard Chartered PLC	JPY	1,075,497	13,445,729	12,418,752	(1,026,977)
Expiring 02/15/13	State Street Bank	JPY	54,156	657,153	625,338	(31,815)

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (continued)
Expiring 02/15/13	State Street Bank	JPY	18,713	$222,000	$216,075	$(5,925)
Malaysian Ringgit,
Expiring 02/19/13	Hong Kong & Shanghai Bank	MYR	14,804	4,805,000	4,823,999	18,999
Expiring 03/21/13	Standard Chartered PLC	MYR	2,082	677,701	677,058	(643)
Mexican Peso,
Expiring 02/15/13	Bank of New York Mellon	MXN	1,868	143,000	143,868	868
Expiring 02/15/13	Citigroup Global Markets	MXN	63,761	4,775,982	4,911,569	135,587
Norwegian Krone,
Expiring 02/15/13	Bank of America	NOK	13,238	2,352,628	2,377,790	25,162
Expiring 02/15/13	UBS Securities	NOK	42,189	7,308,618	7,577,925	269,307
Polish Zloty,
Expiring 02/15/13	Bank of America	PLN	9,252	2,811,312	2,974,818	163,506
Russian Ruble,
Expiring 02/15/13	Hong Kong & Shanghai Bank	RUB	234,156	7,311,434	7,602,977	291,543
Singapore Dollar,
Expiring 02/15/13	Standard Chartered PLC	SGD	976	797,549	798,929	1,380
South Korean Won,
Expiring 01/17/13	Standard Chartered PLC	KRW	164,273	151,418	153,266	1,848
Expiring 03/18/13	Standard Chartered PLC	KRW	2,606,108	2,415,523	2,423,298	7,775
Swedish Krona,
Expiring 02/15/13	Goldman Sachs & Co.	SEK	30,530	4,488,566	4,689,520	200,954
Swiss Franc,
Expiring 02/15/13	Citigroup Global Markets	CHF	3,237	3,431,159	3,542,216	111,057
Thai Baht,
Expiring 02/15/13	Standard Chartered PLC	THB	36,328	1,178,620	1,184,398	5,778

				$91,465,525	$90,381,986	$(1,083,539)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/15/13	Bank of New York Mellon	AUD	321	$332,131	$332,572	$(441)
Expiring 02/15/13	Goldman Sachs & Co.	AUD	4,085	4,230,863	4,227,346	3,517
Brazilian Real,
Expiring 02/15/13	Bank of America	BRL	10,968	5,295,992	5,324,781	(28,789)
British Pound,
Expiring 02/15/13	Bank of America	GBP	1,555	2,463,493	2,525,675	(62,182)
Expiring 02/15/13	Bank of America	GBP	86	136,245	139,684	(3,439)
Expiring 02/15/13	Bank of New York Mellon	GBP	76	120,884	123,441	(2,557)
Expiring 02/15/13	Bank of New York Mellon	GBP	12	19,975	20,322	(347)
Expiring 02/15/13	Bank of New York Mellon	GBP	8	13,689	13,668	21
Expiring 02/15/13	JPMorgan Chase	GBP	937	1,486,337	1,522,226	(35,889)
Expiring 02/15/13	Morgan Stanley	GBP	86	136,511	139,683	(3,172)
Expiring 02/15/13	State Street Bank	GBP	110	176,258	178,665	(2,407)
Expiring 02/15/13	UBS Securities	GBP	120	190,000	194,226	(4,226)
Canadian Dollar,
Expiring 02/15/13	Bank of New York Mellon	CAD	468	468,355	469,744	(1,389)
Expiring 02/15/13	Citigroup Global Markets	CAD	195	195,847	195,848	(1)
Expiring 02/15/13	JPMorgan Chase	CAD	121	120,403	121,526	(1,123)
Expiring 02/15/13	Morgan Stanley	CAD	1,201	1,197,456	1,206,221	(8,765)
Danish Krone,
Expiring 02/15/13	State Street Bank	DKK	1,311	228,898	232,123	(3,225)
Euro,
Expiring 02/15/13	Bank of America	EUR	8,213	10,476,655	10,845,617	(368,962)
Expiring 02/15/13	Bank of America	EUR	453	577,829	598,179	(20,350)
Expiring 02/15/13	Bank of New York Mellon	EUR	1,194	1,522,766	1,576,295	(53,529)
Expiring 02/15/13	Bank of New York Mellon	EUR	302	387,113	398,786	(11,673)

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued)
Expiring 02/15/13	Bank of New York Mellon	EUR	200	$259,270	$264,096	$(4,826)
Expiring 02/15/13	Hong Kong & Shanghai Bank	EUR	232	296,055	306,784	(10,729)
Expiring 02/15/13	Hong Kong & Shanghai Bank	EUR	103	132,067	135,969	(3,902)
Expiring 02/15/13	JPMorgan Chase	EUR	472	602,172	623,267	(21,095)
Expiring 02/15/13	Morgan Stanley	EUR	240	305,432	316,916	(11,484)
Expiring 02/15/13	Morgan Stanley	EUR	168	219,622	221,841	(2,219)
Expiring 02/15/13	UBS Securities	EUR	674	856,000	890,594	(34,594)
Indian Rupee,
Expiring 01/22/13	Citigroup Global Markets	INR	132,252	2,416,000	2,402,420	13,580
Expiring 03/18/13	Goldman Sachs & Co.	INR	134,045	2,492,001	2,411,277	80,724
Japanese Yen,
Expiring 02/15/13	Bank of New York Mellon	JPY	61,472	711,000	709,812	1,188
Expiring 02/15/13	Bank of New York Mellon	JPY	25,401	313,121	293,305	19,816
Expiring 02/15/13	Bank of New York Mellon	JPY	14,250	173,699	164,545	9,154
Expiring 02/15/13	Hong Kong & Shanghai Bank	JPY	189,079	2,321,226	2,183,293	137,933
Expiring 02/15/13	Royal Bank of Scotland Group PLC	JPY	25,876	314,848	298,790	16,058
Expiring 02/15/13	State Street Bank	JPY	29,418	361,822	339,689	22,133
Expiring 02/15/13	UBS Securities	JPY	35,927	450,015	414,849	35,166
Mexican Peso,
Expiring 02/15/13	Bank of New York Mellon	MXN	22,813	1,775,498	1,757,330	18,168
Expiring 02/15/13	Bank of New York Mellon	MXN	3,585	279,912	276,177	3,735
Expiring 02/15/13	Bank of New York Mellon	MXN	1,539	118,000	118,527	(527)
Expiring 02/15/13	Citigroup Global Markets	MXN	1,906	149,000	146,807	2,193
Expiring 02/15/13	JPMorgan Chase	MXN	916	70,321	70,560	(239)
Expiring 02/15/13	State Street Bank	MXN	1,869	142,336	143,970	(1,634)
Norwegian Krone,
Expiring 02/15/13	Bank of New York Mellon	NOK	476	82,618	85,498	(2,880)
Expiring 02/15/13	Bank of New York Mellon	NOK	473	82,926	84,960	(2,034)
Polish Zloty,
Expiring 02/15/13	Bank of New York Mellon	PLN	323	97,000	104,008	(7,008)
Expiring 02/15/13	Deutsche Bank	PLN	11,297	3,414,126	3,632,231	(218,105)
Russian Ruble,
Expiring 02/15/13	Bank of New York Mellon	RUB	4,003	125,407	129,976	(4,569)
Expiring 02/15/13	Bank of New York Mellon	RUB	2,526	82,000	82,006	(6)
Expiring 02/15/13	State Street Bank	RUB	5,276	168,624	171,310	(2,686)
South African Rand,
Expiring 02/15/13	Credit Suisse First Boston Corp.	ZAR	6,039	670,382	707,756	(37,374)
South Korean Won,
Expiring 01/17/13	Bank of New York Mellon	KRW	92,694	85,236	86,483	(1,247)
Expiring 01/17/13	Deutsche Bank	KRW	106,957	95,579	99,790	(4,211)
Swedish Krona,
Expiring 02/15/13	Bank of America	SEK	15,896	2,375,693	2,441,684	(65,991)
Expiring 02/15/13	Bank of New York Mellon	SEK	555	83,070	85,250	(2,180)

				$51,899,778	$52,588,398	$(688,620)

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Warrants	$—	$—	$39,063
Asset-Backed Securities	—	7,194,066	—
Commercial Mortgage-Backed Securities	—	8,949,517	—
Corporate Obligations	—	60,929,424	—
Foreign Bonds	—	257,663,909	—
Municipal Bonds	—	12,433,425	—
Residential Mortgage-Backed Securities	—	1,901,664	—
Sovereign Issues	—	3,213,756	—
U.S. Government Agency Obligations	—	71,067,768	—
U.S. Treasury Obligations	—	38,307,225	—
Affiliated Money Market Mutual Fund	28,383,788	—	—
Other Financial Instruments*
Futures	77,789	—	—
Foreign Forward Currency Contracts	—	(1,772,159)	—

Total	$28,461,577	$459,888,595	$39,063

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Foreign Bonds	53.2%
U.S. Government Agency Obligations	14.6
U.S. Treasury Obligations	7.9
Affiliated Money Market Mutual Fund (1.0% represents investments purchased with collateral from securities on loan)	5.9
Municipal Bonds	2.6
Financial Services	2.5
Commercial Mortgage-Backed Securities	1.8
Asset-Backed Securities	1.5
Oil & Gas	1.3
Financial - Bank & Trust	1.1
Media	0.8
Pipelines	0.8
Sovereign Issues	0.7
Insurance	0.5
Telecommunications	0.5
Utilities	0.5
Healthcare Services	0.5
Real Estate Investment Trusts	0.4
Residential Mortgage-Backed Securities	0.4
Metals & Mining	0.3
Electric	0.3
Advertising	0.2
Farming & Agriculture	0.2
Computer Services & Software	0.2
Airlines	0.2
Entertainment & Leisure	0.2
Transportation	0.2
Aerospace & Defense	0.2
Food	0.1
Environmental Control	0.1
Real Estate	0.1
Commercial Services	0.1
Tobacco	0.1
Hotels, Restaurants & Leisure	0.1
Pharmaceuticals	0.1
Retail & Merchandising	0.1
Manufacturing	0.1
Office Equipment	0.1
Paper & Forest Products	0.1
Biotechnology	0.1
Electronic Components & Equipment	0.1
Software	0.1
Containers & Packaging	0.1
Chemicals	0.1
Building Materials	0.1

101.2
Liabilities in excess of other assets	(1.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk, foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$142,188	*	Due from broker-variation margin	$64,399	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	1,709,187		Unrealized depreciation on foreign currency forward contracts	3,481,346
Equity contracts	Unaffiliated investments	39,063		—	—

Total		$1,890,438			$3,545,745

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Futures	Forward Currency Contracts	Total
Interest rate contracts		$(1,004,506)	$—	$(1,004,506)
Foreign exchange contracts		—	(806,170)	(806,170)

Total		$(1,004,506)	$(806,170)	$(1,810,676)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$184,899	$—	$184,899
Foreign exchange contracts	—	—	(2,021,583)	(2,021,583)
Equity contracts	4,532	—	—	4,532

Total	$4,532	$184,899	$(2,021,583)	$(1,832,152)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$9,869,974	$23,083,047	$87,531,422	$53,313,240

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $4,935,430:
Unaffiliated investments (cost $440,111,935)	$461,699,817
Affiliated investments (cost $28,383,788)	28,383,788
Cash	138,635
Foreign currency, at value (cost $779,701)	773,277
Deposit with broker	131,921
Dividends and interest receivable	5,400,404
Unrealized appreciation on foreign currency forward contracts	1,709,187
Receivable for fund share sold	1,318,139
Receivable for investments sold	938,998
Due from broker-varation margin	43,641
Tax reclaim receivable	2,832
Prepaid expenses	5,512

Total Assets	500,546,151

LIABILITIES:
Payable for investments purchased	7,665,308
Payable to broker for collateral for securities on loan	5,057,919
Unrealized depreciation on foreign currency forward contracts	3,481,346
Advisory fees payable	127,913
Accrued expenses and other liabilities	106,522
Due to broker-variation margin	9,869
Shareholder servicing fees payable	6,094
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	67

Total Liabilities	16,455,516

NET ASSETS	$484,090,635

Net assets were comprised of:
Paid-in capital	$458,610,772
Retained earnings	25,479,863

Net assets, December 31, 2012	$484,090,635

Net asset value and redemption price per share, $484,090,635 / 43,268,572 outstanding shares of beneficial interest	$11.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$13,316,756
Affiliated dividend income	42,501
Affiliated income from securities lending, net	8,903
Unaffiliated dividend income	7,500

13,375,660

EXPENSES
Advisory fees	3,665,521
Shareholder servicing fees and expenses	458,190
Custodian and accounting fees	259,000
Audit fee	37,000
Trustees’ fees	14,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Shareholders’ reports	8,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	11,253

Total expenses	4,483,964
Less: advisory fee waivers and/or expense reimbursement.	(99,131)
Less: shareholder servicing fee waiver	(31,638)

Net expenses	4,353,195

NET INVESTMENT INCOME	9,022,465

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	7,978,359
Futures transactions	(1,004,506)
Foreign currency transactions	(5,146,884)

1,826,969

Net change in unrealized appreciation (depreciation) on:
Investments	13,616,168
Futures	184,899
Foreign currencies	(1,820,776)

11,980,291

NET GAIN ON INVESTMENTS	13,807,260

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,829,725

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,022,465	$11,256,645
Net realized gain on investment and foreign currency transactions	1,826,969	7,833,735
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	11,980,291	(2,156,518)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,829,725	16,933,862

DISTRIBUTIONS	(19,106,357)	(14,451,442)

FUND SHARE TRANSACTIONS:
Fund share sold [11,999,670 and 14,580,439 shares, respectively]	133,818,879	163,528,458
Fund share issued in reinvestment of distributions [1,777,336 and 1,298,422 shares, respectively]	19,106,357	14,451,442
Fund share repurchased [6,968,551 and 17,640,845 shares, respectively]	(77,610,574)	(196,911,839)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	75,314,662	(18,931,939)

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,038,030	(16,449,519)
NET ASSETS:
Beginning of year	405,052,605	421,502,124

End of year	$484,090,635	$405,052,605

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS — 99.0%	Shares	Value (Note 2)
Aerospace & Defense — 2.3%
Boeing Co. (The)	609,200	$45,909,312

Airlines — 0.9%
United Continental Holdings, Inc.*(a)	760,500	17,780,490

Apparel — 1.0%
Michael Kors Holdings Ltd. (British Virgin Islands)*	205,000	10,461,150
Ralph Lauren Corp.	72,000	10,794,240

		21,255,390

Beverages — 0.7%
Monster Beverage Corp.*	261,800	13,843,984

Biotechnology — 5.8%
Alexion Pharmaceuticals, Inc.*	208,980	19,604,414
Biogen Idec, Inc.*	152,500	22,367,175
Celgene Corp.*	175,108	13,784,502
Gilead Sciences, Inc.*(a)	753,400	55,337,230
Regeneron Pharmaceuticals, Inc.*	43,600	7,458,652

		118,551,973

Business Services — 2.6%
MasterCard, Inc. (Class A Stock)	108,100	53,107,368

Chemicals — 3.7%
Ecolab, Inc.	169,500	12,187,050
Praxair, Inc.	340,000	37,213,000
Sherwin-Williams Co. (The)	169,900	26,134,018

		75,534,068

Commercial Services & Supplies — 2.0%
McKesson Corp.	426,130	41,317,565

Communication Equipment — 4.7%
Juniper Networks, Inc.*	2,482,715	48,835,004
QUALCOMM, Inc.	748,100	46,397,162

		95,232,166

Computer Hardware — 10.0%
Apple, Inc.	327,100	174,354,113
EMC Corp.*	1,202,400	30,420,720

		204,774,833

Computer Services & Software — 7.1%
Akamai Technologies, Inc.*	328,500	13,438,935
Cognizant Technology Solutions Corp. (Class A Stock)*	330,900	24,503,145
IHS, Inc. (Class A Stock)*	118,500	11,376,000
Nuance Communications, Inc.*(a)	440,960	9,842,227
Red Hat, Inc.*	416,600	22,063,136
salesforce.com, Inc.*(a)	198,500	33,367,850
SanDisk Corp.*	707,300	30,809,988

		145,401,281

Distribution/Wholesale — 2.8%
Fastenal Co.	682,700	31,875,263
Fossil, Inc.*(a)	277,200	25,807,320

		57,682,583

Diversified Financial Services — 1.6%
TD Ameritrade Holding Corp.(a)	1,065,600	17,912,736

COMMON STOCKS (continued)	Shares	Value (Note 2)
Diversified Financial Services (continued)
Visa, Inc. (Class A Stock)	99,600	$15,097,368

		33,010,104

Financial Services — 1.6%
Franklin Resources, Inc.	254,700	32,015,790

Food — 0.6%
Whole Foods Market, Inc.	121,300	11,078,329

Healthcare Services — 1.5%
UnitedHealth Group, Inc.	571,700	31,009,008

Home Builders — 0.7%
D.R. Horton, Inc.	765,000	15,131,700

Hotels, Restaurants & Leisure — 6.3%
Carnival Corp. (Panama)	1,183,400	43,513,618
Chipotle Mexican Grill, Inc.*	70,300	20,911,438
Las Vegas Sands Corp.	744,680	34,374,429
Starwood Hotels & Resorts Worldwide, Inc.	513,500	29,454,360

		128,253,845

Internet Services — 16.9%
Amazon.com, Inc.*	325,747	81,808,102
Baidu, Inc. (Cayman Islands), ADR*	226,800	22,745,772
eBay, Inc.*	642,900	32,800,758
Facebook, Inc. (Class A Stock)*	390,900	10,409,667
Google, Inc. (Class A Stock)*	140,560	99,709,047
LinkedIn Corp. (Class A Stock)*	104,100	11,952,762
NetFlix, Inc.*(a)	111,700	10,363,526
priceline.com, Inc.*	87,000	54,044,400
Rackspace Hosting, Inc.*(a)	145,100	10,776,577
TIBCO Software, Inc.*	508,300	11,187,683

		345,798,294

Media — 0.5%
Liberty Global, Inc. (Class A Stock)*	165,200	10,405,948

Medical Supplies & Equipment — 1.3%
Edwards Lifesciences Corp.*	300,600	27,105,102

Metal Fabricate/Hardware — 2.0%
Precision Castparts Corp.	218,100	41,312,502

Oil & Gas — 0.8%
Pioneer Natural Resources Co.	147,700	15,743,343

Oil, Gas & Consumable Fuels — 3.6%
Cimarex Energy Co.	399,100	23,040,043
EOG Resources, Inc.	162,100	19,580,059
Range Resources Corp.	477,100	29,976,193

		72,596,295

Pharmaceuticals — 2.9%
Catamaran Corp. (Canada)*	339,230	15,981,125
Express Scripts Holding Co.*	411,800	22,237,200
Valeant Pharmaceuticals International, Inc. (Canada)*	355,000	21,218,350

		59,436,675

Pipelines — 0.6%
Williams Cos., Inc. (The)	396,200	12,971,588

Retail — 2.1%
Dollar Tree, Inc.*	108,600	4,404,816
Home Depot, Inc. (The)	170,200	10,526,870
Lowe’s Cos., Inc.	455,100	16,165,152

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Retail (continued)
Tractor Supply Co.	135,900	$12,008,124

		43,104,962

Retail & Merchandising — 4.7%
Danaher Corp.	1,101,500	61,573,850
Starbucks Corp.	638,715	34,247,898

		95,821,748

Semiconductors — 0.7%
Atmel Corp.*(a)	2,271,200	14,876,360

Semiconductors & Semiconductor Equipment — 1.3%
Broadcom Corp. (Class A Stock)	786,200	26,109,702

Telecommunications — 2.5%
Crown Castle International Corp.*	702,255	50,674,721

Transportation — 3.2%
Union Pacific Corp.	369,900	46,503,828
United Parcel Service, Inc. (Class B Stock)	242,300	17,864,779

		64,368,607

TOTAL COMMON STOCKS (cost $1,824,755,482)		2,021,215,636

PREFERRED STOCK
Internet Services
Living Social, (PRFC)*(g) (cost $1,352,010)	175,814	226,800

TOTAL LONG-TERM INVESTMENTS (cost $1,826,107,492)		2,021,442,436

SHORT-TERM INVESTMENT — 7.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $154,331,741; includes $136,354,135 of cash collateral for securities on loan)(b)(w)(Note 4)	154,331,741	154,331,741

TOTAL INVESTMENTS — 106.6% (cost $1,980,439,233)		2,175,774,177
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.6)%		(133,758,528)

NET ASSETS — 100.0%		$2,042,015,649

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $135,683,957; cash collateral of $136,354,135 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,021,215,636	$—	$—
Preferred Stock	—	—	226,800
Affiliated Money Market Mutual Fund	154,331,741	—	—

Total	$2,175,547,377	$—	$226,800

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Internet Services	16.9%
Computer Hardware	10.0
Affiliated Money Market Mutual Fund (6.7% represents investments purchased with collateral from securities on loan)	7.6
Computer Services & Software	7.1
Hotels, Restaurants & Leisure	6.3
Biotechnology	5.8
Retail & Merchandising	4.7
Communication Equipment	4.7
Chemicals	3.7
Oil, Gas & Consumable Fuels	3.6
Transportation	3.2
Pharmaceuticals	2.9
Distribution/Wholesale	2.8
Business Services	2.6
Telecommunications	2.5
Aerospace & Defense	2.3
Retail	2.1
Commercial Services & Supplies	2.0
Metal Fabricate/Hardware	2.0
Diversified Financial Services	1.6
Financial Services	1.6
Healthcare Services	1.5
Medical Supplies & Equipment	1.3
Semiconductors & Semiconductor Equipment	1.3
Apparel	1.0
Airlines	0.9
Oil & Gas	0.8
Home Builders	0.7
Semiconductors	0.7
Beverages	0.7
Pipelines	0.6
Food	0.6
Media	0.5

106.6
Liabilities in excess of other assets	(6.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $135,683,957:
Unaffiliated investments (cost $1,826,107,492)	$2,021,442,436
Affiliated investments (cost $154,331,741)	154,331,741
Receivable for fund share sold	4,781,837
Dividends receivable	356,890
Prepaid expenses	15,734

Total Assets	2,180,928,638

LIABILITIES:
Payable to broker for collateral for securities on loan	136,354,135
Payable for investments purchased	1,739,201
Advisory fees payable	702,494
Accrued expenses and other liabilities	94,103
Shareholder servicing fees payable	19,019
Payable for fund share repurchased	2,480
Deferred trustees’ fees	1,079
Affiliated transfer agent fee payable	478

Total Liabilities	138,912,989

NET ASSETS	$2,042,015,649

Net assets were comprised of:
Paid-in capital	$1,907,538,651
Retained earnings	134,476,998

Net assets, December 31, 2012	$2,042,015,649

Net asset value and redemption price per share, $2,042,015,649 / 142,660,385 outstanding shares of beneficial interest	$14.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income	$20,283,303
Affiliated income from securities lending, net	1,876,574
Affiliated dividend income	56,205

22,216,082

EXPENSES
Advisory fees	20,121,396
Shareholder servicing fees and expenses	2,308,387
Custodian and accounting fees	190,000
Trustees’ fees	31,000
Insurance expenses	21,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	15,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	6,000
Loan interest expense (Note 7)	5,306
Miscellaneous	13,416

Total expenses	22,753,505
Less: shareholder servicing fee waiver	(738,355)

Net expenses	22,015,150

NET INVESTMENT INCOME	200,932

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	172,550,117
Net change in unrealized appreciation (depreciation) on investments	174,347,071

NET GAIN ON INVESTMENTS	346,897,188

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$347,098,120

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)	$200,932	$(3,228,529)
Net realized gain on investment transactions	172,550,117	153,065,432
Net change in unrealized appreciation (depreciation) on investments	174,347,071	(256,334,351)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	347,098,120	(106,497,448)

FUND SHARE TRANSACTIONS:
Fund share sold [72,702,517 and 113,324,007 shares, respectively]	995,278,977	1,424,723,778
Fund share repurchased [91,756,780 and 77,446,260 shares, respectively]	(1,268,253,044)	(907,927,618)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(272,974,067)	516,796,160

TOTAL INCREASE IN NET ASSETS	74,124,053	410,298,712
NET ASSETS:
Beginning of year	1,967,891,596	1,557,592,884

End of year	$2,042,015,649	$1,967,891,596

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.5%
COMMON STOCKS	Shares	Value (Note 2)
Agriculture — 1.1%
Archer-Daniels-Midland Co.	285,400	$7,817,106

Building Materials — 1.3%
Martin Marietta Materials, Inc.(a)	98,900	9,324,292

Chemicals — 7.9%
Air Products & Chemicals, Inc.	78,300	6,578,766
Celanese Corp. (Class A Stock)	205,900	9,168,727
LyondellBasell Industries NV (Netherlands) (Class A Stock)	176,500	10,076,385
Potash Corp. of Saskatchewan, Inc. (Canada)	367,600	14,957,644
Praxair, Inc.	126,000	13,790,700
Sociedad Quimica y Minera de Chile SA (Chile), ADR	77,200	4,449,808

		59,022,030

Coal — 0.8%
CONSOL Energy, Inc.	180,100	5,781,210

Construction — 1.4%
Louisiana-Pacific Corp.*	223,200	4,312,224
McDermott International, Inc. (Panama)*	588,700	6,487,474

		10,799,698

Containers & Packaging — 2.0%
Crown Holdings, Inc.*	175,900	6,474,879
Owens-Illinois, Inc.*	397,900	8,463,333

		14,938,212

Electric — 3.0%
Entergy Corp.	68,000	4,335,000
MDU Resources Group, Inc.	374,400	7,952,256
NRG Energy, Inc.	451,837	10,387,733

		22,674,989

Energy Services — 2.5%
Calpine Corp.*	703,900	12,761,707
Peabody Energy Corp.	227,900	6,064,419

		18,826,126

Exploration & Production — 3.3%
Devon Energy Corp.	101,514	5,282,789
Murphy Oil Corp.	201,700	12,011,235
Royal Dutch Shell PLC (United Kingdom), ADR	105,375	7,265,606

		24,559,630

Integrated Petroleum — 4.8%
Baker Hughes, Inc.	224,953	9,187,081
Chevron Corp.	130,156	14,075,070
Exxon Mobil Corp.	150,108	12,991,847

		36,253,998

Machinery & Equipment — 1.7%
Babcock & Wilcox Co. (The)	332,200	8,703,640
Joy Global, Inc.	65,699	4,190,282

		12,893,922

Metals & Mining — 12.5%
Anglo American PLC (United Kingdom)	227,407	7,168,615
BHP Billiton Ltd. (Australia)	384,830	15,023,989
Compass Minerals International, Inc.	35,100	2,622,321

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Eastern Platinum Ltd. (Canada)*	7,587,900	$1,258,674
Eldorado Gold Corp. (Canada)(a)	907,900	11,693,752
Franco-Nevada Corp. (Canada)	93,900	5,360,050
Freeport-McMoRan Copper & Gold, Inc.	174,606	5,971,525
Fresnillo PLC (United Kingdom)	159,565	4,894,129
IAMGOLD Corp. (Canada)	478,038	5,483,096
Iluka Resources Ltd. (Australia)	417,823	4,037,845
MAG Silver Corp. (Canada)*	115,500	1,180,894
Nucor Corp.	169,200	7,306,056
Orica Ltd. (Australia)	233,994	6,155,507
PanAust Ltd. (Australia)	768,274	2,732,447
Petra Diamonds Ltd. (Bermuda)*	2,868,370	5,241,989
Tenaris SA (Luxembourg), ADR(a)	130,500	5,470,560
Walter Energy, Inc.	66,400	2,382,432

		93,983,881

Oil & Gas — 42.5%
Anadarko Petroleum Corp.	72,400	5,380,044
Apache Corp.	128,300	10,071,550
Bill Barrett Corp.*(a)	199,300	3,545,547
Cabot Oil & Gas Corp.	62,900	3,128,646
Cameron International Corp.*	265,300	14,978,838
CenterPoint Energy, Inc.	181,000	3,484,250
Cimarex Energy Co.	137,994	7,966,394
Cobalt International Energy, Inc.*	235,800	5,791,248
Concho Resources, Inc.*	70,100	5,647,256
Diamond Offshore Drilling, Inc.(a)	108,000	7,339,680
Energy XXI Bermuda Ltd. (Bermuda)	123,400	3,972,246
Eni SpA (Italy)	474,498	11,624,086
Ensco PLC (United Kingdom) (Class A Stock)	144,400	8,560,032
EQT Corp.	156,700	9,242,166
Forum Energy Technologies, Inc.*(a)	160,306	3,967,574
Halliburton Co.	212,200	7,361,218
Hercules Offshore, Inc.*	98,254	607,210
Hess Corp.	215,700	11,423,472
Laredo Petroleum Holdings, Inc.*	146,800	2,665,888
Marathon Petroleum Corp.	60,800	3,830,400
Matador Resources Co.*(a)	235,300	1,929,460
Noble Corp. (Switzerland)	270,867	9,431,589
NovaTek OAO (Russia), GDR	47,445	5,683,911
Ophir Energy PLC (United Kingdom)*	575,079	4,752,398
PDC Energy, Inc.*	103,000	3,420,630
Petroleo Brasileiro SA (Brazil), ADR(a)	512,600	9,893,180
Phillips 66	104,100	5,527,710
Pioneer Natural Resources Co.(a)	43,500	4,636,665
QEP Resources, Inc.	246,200	7,452,474
Range Resources Corp.	196,700	12,358,661
Saipem SpA (Italy)	65,649	2,557,240
Salamander Energy PLC (United Kingdom)*	1,226,122	3,796,435
Santos Ltd. (Australia)	203,704	2,386,736
Schlumberger Ltd. (Netherlands)	408,225	28,285,910
SM Energy Co.	170,000	8,875,700
Southwestern Energy Co.*	397,100	13,267,111
Spectra Energy Corp.	424,700	11,628,286
Subsea 7 SA (Luxembourg)(a)	410,562	9,866,754
Trican Well Service Ltd. (Canada)	460,400	6,072,633
Tullow Oil PLC (United Kingdom)	525,703	10,959,603
Valero Energy Corp.	224,900	7,673,588
Williams Cos., Inc. (The)	367,600	12,035,224

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas (continued)
WPX Energy, Inc.*	404,133	$6,013,499

		319,093,142

Paper & Forest Products — 2.4%
International Paper Co.	239,300	9,533,712
Weyerhaeuser Co.	313,151	8,711,861

		18,245,573

Petroleum Exploration & Production — 5.2%
BG Group PLC (United Kingdom)	699,032	11,659,777
EOG Resources, Inc.	52,700	6,365,633
FMC Technologies, Inc.*	322,400	13,808,392
Newfield Exploration Co.*	259,700	6,954,766

		38,788,568

Real Estate — 0.1%
Hang Lung Properties Ltd. (Hong Kong)	235,000	945,738

Real Estate Investment Trusts — 0.6%
Boston Properties, Inc.	10,500	1,111,005
Camden Property Trust	18,800	1,282,348
Federal Realty Investment Trust	9,700	1,008,994
Simon Property Group, Inc.	6,963	1,100,781

		4,503,128

Retail — 0.4%
Harry Winston Diamond Corp. (Canada)*	219,500	3,084,960

Telecommunications — 2.0%
Quanta Services, Inc.*	548,896	14,979,372

Utilities — 1.0%
AES Corp. (The)	729,100	7,801,370

TOTAL LONG-TERM INVESTMENTS (cost $721,556,772)		724,316,945

SHORT-TERM INVESTMENT — 8.7%	Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $64,947,368; includes $38,784,447 of cash collateral received for securities on loan)(b)(w)(Note 4)	64,947,368	$64,947,368

TOTAL INVESTMENTS — 105.2% (cost $786,504,140)		789,264,313
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.2)%		(38,947,252)

NET ASSETS — 100.0%		$750,317,061

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $37,904,856; cash collateral of $38,784,447 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$625,755,646	$98,561,299	$—
Affiliated Money Market Mutual Fund	64,947,368	—	—

Total	$690,703,014	$98,561,299	$—

Fair Value of Level 2 investments at 12/31/11 was $2,599,688. An amount of $54,335,937 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Suchs fair values are usted to reflect significant market movements between the time at which the fund normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Oil & Gas	42.5%
Metals & Mining	12.5
Affiliated Money Market Mutual Fund (5.2% represents investments purchased with collateral from securities on loan)	8.7
Chemicals	7.9
Petroleum Exploration & Production	5.2
Integrated Petroleum	4.8
Exploration & Production	3.3
Electric	3.0
Energy Services	2.5
Paper & Forest Products	2.4

Telecommunications	2.0%
Containers & Packaging	2.0
Machinery & Equipment	1.7
Construction	1.4
Building Materials	1.3
Agriculture	1.1
Utilities	1.0
Coal	0.8
Real Estate Investment Trusts	0.6
Retail	0.4
Real Estate	0.1

105.2
Liabilities in excess of other assets	(5.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $37,904,856:
Unaffiliated investments (cost $721,556,772)	$724,316,945
Affiliated investments (cost $64,947,368)	64,947,368
Receivable for investments sold	1,674,830
Receivable for fund share sold	1,117,004
Dividends and interest receivable	362,388
Tax reclaim receivable	205,299
Prepaid expenses	5,879

Total Assets	792,629,713

LIABILITIES:
Payable to broker for collateral for securities on loan	38,784,447
Payable for investments purchased	2,745,479
Payable to custodian	360,329
Advisory fees payable	337,366
Accrued expenses and other liabilities	69,941
Shareholder servicing fees payable	8,581
Payable for fund share repurchased	6,031
Affiliated transfer agent fee payable	478

Total Liabilities	42,312,652

NET ASSETS.	$750,317,061

Net assets were comprised of:
Paid-in capital	$854,657,455
Retained earnings	(104,340,394)

Net assets, December 31, 2012	$750,317,061

Net asset value and redemption price per share, $750,317,061 / 38,078,560 outstanding shares of beneficial interest	$19.70

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $576,263 foreign withholding tax)	$13,416,978
Affiliated income from securities lending, net	373,475
Affiliated dividend income	41,950
Interest income	22,117

13,854,520

EXPENSES
Advisory fees	6,508,479
Shareholder servicing fees and expenses	723,158
Custodian and accounting fees	147,000
Audit fee	23,000
Trustees’ fees	16,000
Legal fees and expenses	12,000
Insurance expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	5,000
Loan interest expense (Note 7)	4,006
Miscellaneous	16,044

Total expenses	7,477,687
Less: shareholder servicing fee waiver	(106,948)

Net expenses	7,370,739

NET INVESTMENT INCOME	6,483,781

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(38,800,770)
Foreign currency transactions	(24,120)

(38,824,890)

Net change in unrealized appreciation (depreciation) on:
Investments	46,867,590
Foreign currencies	(5,173)

46,862,417

NET GAIN ON INVESTMENTS	8,037,527

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$14,521,308

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$6,483,781	$3,034,433
Net realized gain (loss) on investment and foreign currency transactions	(38,824,890)	49,381,578
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	46,862,417	(214,157,899)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,521,308	(161,741,888)

DISTRIBUTIONS	(3,038,951)	(4,803,043)

FUND SHARE TRANSACTIONS:
Fund share sold [17,821,138 and 21,861,220 shares, respectively]	346,230,761	466,607,179
Fund share issued in reinvestment of distributions [174,452 and 216,353 shares, respectively]	3,038,951	4,803,043
Fund share repurchased [11,786,392 and 33,985,491 shares, respectively]	(219,371,067)	(684,298,337)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	129,898,645	(212,888,115)

TOTAL INCREASE (DECREASE) IN NET ASSETS	141,381,002	(379,433,046)
NET ASSETS:
Beginning of year	608,936,059	988,369,105

End of year	$750,317,061	$608,936,059

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 89.8%
COMMON STOCKS — 82.0%	Shares	Value (Note 2)
Advertising — 1.3%
Airmedia Group, Inc. (Cayman Islands), ADR*	84,900	$163,008
Focus Media Holding Ltd. (Cayman Islands), ADR	9,700	249,096
Omnicom Group, Inc.	128,192	6,404,472
Publicis Groupe SA (France)	6,854	412,361
WPP PLC (United Kingdom)	339,843	4,964,853

		12,193,790

Aerospace & Defense — 1.8%
Boeing Co. (The)	27,435	2,067,502
Cubic Corp.	13,060	626,488
Lockheed Martin Corp.	53,537	4,940,930
Northrop Grumman Corp.	73,164	4,944,423
Rolls-Royce Holdings PLC (United Kingdom)*	36,796	527,782
United Technologies Corp.	46,800	3,838,068
Zodiac Aerospace (France)	2,254	249,545

		17,194,738

Agriculture — 1.1%
British American Tobacco PLC (United Kingdom)	32,814	1,668,107
Golden Agri-Resources Ltd. (Singapore)	494,000	265,846
Philip Morris International, Inc.	101,539	8,492,722

		10,426,675

Apparel — 0.3%
Burberry Group PLC (United Kingdom)	61,795	1,242,177
Coach, Inc.(a)	20,578	1,142,285
Hanesbrands, Inc.*	27,520	985,766

		3,370,228

Auto Parts & Equipment — 0.6%
Allison Transmission Holdings, Inc.(a)	173,010	3,532,864
Continental AG (Germany)	9,703	1,130,923
Exedy Corp. (Japan)	22,900	507,977
Stanley Electric Co. Ltd. (Japan)	48,400	687,916
WABCO Holdings, Inc.*	6,920	451,115

		6,310,795

Automobile Manufacturers — 0.6%
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	302,000	475,470
Hyundai Motor Co. (South Korea)	8,759	1,805,617
PACCAR, Inc.	86,368	3,904,697

		6,185,784

Banks — 6.1%
Banco Santander Brasil SA (Brazil), ADS	118,600	862,222
Bank of America Corp.	89,785	1,041,506
Bank of Ireland (Ireland)*	3,141,714	480,239
Citigroup, Inc.	18,560	734,234
Credit Suisse Group AG (Switzerland)*	99,519	2,428,898
Cullen/Frost Bankers, Inc.	9,395	509,867
EFG International AG (Switzerland)*	128,981	1,245,399
First Midwest Bancorp, Inc.	82,200	1,029,144
First Republic Bank	40,710	1,334,474
Hancock Holding Co.	18,270	579,890
International Bancshares Corp.	59,500	1,073,975

COMMON STOCKS (continued)	Shares	Value (Note 2)
Banks (continued)
JPMorgan Chase & Co.	260,082	$11,435,806
M&T Bank Corp.(a)	50,855	5,007,692
MB Financial, Inc.	30,650	605,337
Mitsubishi UFJ Financial Group, Inc. (Japan)	129,600	701,280
Oversea-Chinese Banking Corp. Ltd. (Singapore)	206,956	1,667,648
PNC Financial Services Group, Inc.	199,729	11,646,198
Standard Chartered PLC (United Kingdom)	.17,618	455,952
UBS AG (Switzerland)*	137,600	2,153,286
Webster Financial Corp.	55,900	1,148,745
Wells Fargo & Co.	388,544	13,280,434
Westamerica Bancorporation	7,160	304,944

		59,727,170

Beverages — 2.0%
C&C Group PLC (Ireland)	183,886	1,127,128
Coca Cola Hellenic Bottling Co. SA (Greece)	10,610	247,884
Coca-Cola Co. (The)	60,292	2,185,585
Constellation Brands, Inc. (Class A Stock)*	22,870	809,369
Diageo PLC (United Kingdom), ADR(a)	15,737	1,834,619
Green Mountain Coffee Roasters, Inc.*(a)	44,560	1,843,002
Grupo Modelo SAB de CV (Mexico)
(Class C Stock)	37,503	336,405
Molson Coors Brewing Co. (Class B Stock)	.67,730	2,898,167
PepsiCo, Inc.	114,992	7,868,903

		19,151,062

Biotechnology — 2.0%
Amgen, Inc.	54,201	4,678,630
Arena Pharmaceuticals, Inc.*(a)	32,870	296,487
Biogen Idec, Inc.*	24,802	3,637,709
Celgene Corp.*	35,057	2,759,687
Charles River Laboratories International, Inc.*	43,090	1,614,582
Gilead Sciences, Inc.*	46,895	3,444,438
Prothena Corp. PLC (Ireland)*	312	2,287
Regeneron Pharmaceuticals, Inc.*	3,260	557,688
Vertex Pharmaceuticals, Inc.*	48,605	2,038,494

		19,030,002

Building Materials — 1.3%
Anhui Conch Cement Co. Ltd. (China) (Class H Stock)	127,000	474,391
China Shanshui Cement Group Ltd. (China)	139,000	104,019
Cie de Saint-Gobain (France)	16,768	720,086
CRH PLC (Ireland)	122,383	2,528,320
HeidelbergCement AG (Germany)	16,066	983,112
Lennox International, Inc.	78,365	4,115,730
Louisiana-Pacific Corp.*	65,810	1,271,449
Masco Corp.	103,500	1,724,310
Owens Corning*(a)	24,430	903,666

		12,825,083

Chemicals — 1.5%
Dow Chemical Co. (The)	147,910	4,780,451
Huabao International Holdings Ltd. (Bermuda)	1,473,000	737,276
Innospec, Inc.	24,260	836,727
JSR Corp. (Japan)	32,108	612,866

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
Monsanto Co.	11,451	$1,083,837
Mosaic Co. (The)	41,090	2,326,927
Petronas Chemicals Group Bhd (Malaysia)	60,324	126,586
Sensient Technologies Corp.	15,050	535,178
Sherwin-Williams Co. (The)	17,180	2,642,628
TSRC Corp. (Taiwan)	248,842	507,488
Yara International ASA (Norway)	6,346	316,403

		14,506,367

Coal — 0.2%
Banpu PCL (Thailand)	20,500	271,325
CONSOL Energy, Inc.	23,100	741,510
Peabody Energy Corp.	29,550	786,325

		1,799,160

Commercial Services — 2.3%
Anhanguera Educacional Participacoes SA (Brazil)	49,300	832,381
Arbitron, Inc.	34,120	1,592,722
Automatic Data Processing, Inc.	42,476	2,421,557
Corrections Corp. of America	23,130	820,421
Edenred (France)	24,562	759,666
Forrester Research, Inc.	22,670	607,556
ITT Educational Services, Inc.*(a)	5,169	89,475
Manpower, Inc.	16,450	698,138
MAXIMUS, Inc.	19,740	1,247,963
McGrath Rentcorp	4,740	137,555
Monro Muffler Brake, Inc.	3,685	128,864
Moody’s Corp.	17,910	901,231
QinetiQ Group PLC (United Kingdom)	245,303	737,403
SEI Investments Co.	189,025	4,411,844
Team Health Holdings, Inc.*	22,750	654,518
Towers Watson & Co. (Class A Stock)	18,650	1,048,317
Western Union Co. (The)	368,722	5,018,306

		22,107,917

Computers — 2.6%
Apple, Inc.	20,680	11,023,060
Cadence Design Systems, Inc.*	102,795	1,388,760
Diebold, Inc.	26,250	803,513
EMC Corp.*	176,059	4,454,293
Hewlett-Packard Co.	56,080	799,140
IHS, Inc. (Class A Stock)*	8,500	816,000
International Business Machines Corp.	7,104	1,360,771
Lenovo Group Ltd. (Hong Kong)	990,265	913,084
MICROS Systems, Inc.*	20,630	875,537
MTS Systems Corp.	21,480	1,093,976
NetApp, Inc.*	30,842	1,034,749
Teradata Corp.*	9,685	599,405

		25,162,288

Containers & Packaging — 0.4%
Ball Corp.(a)	9,160	409,910
Crown Holdings, Inc.*	10,340	380,615
Graphic Packaging Holding Co.*	93,185	601,975
Greif, Inc. (Class A Stock)	14,460	643,470
Rock-Tenn Co. (Class A Stock)	14,020	980,138
Silgan Holdings, Inc.	29,815	1,240,006

		4,256,114

COMMON STOCKS (continued)	Shares	Value (Note 2)
Cosmetics/Personal Care
Pola Orbis Holdings, Inc. (Japan)	5,300	$152,174
Vinda International Holdings Ltd. (Cayman Islands)	182,000	252,154

		404,328

Distribution/Wholesale — 0.2%
United Stationers, Inc.	51,050	1,582,040

Diversified Financial Services — 2.1%
BlackRock, Inc.(a)	55,941	11,563,564
Hana Financial Group, Inc. (South Korea)	27,800	908,812
Invesco Ltd. (Bermuda)	91,810	2,395,323
Julius Baer Group Ltd. (Switzerland)*	18,146	646,049
LPL Financial Holdings, Inc.	30,090	847,334
Royal Bank of Scotland Group PLC (United Kingdom)*	191,311	1,022,550
T. Rowe Price Group, Inc.	19,460	1,267,430
Visa, Inc. (Class A Stock)	11,835	1,793,949

		20,445,011

Diversified Machinery — 0.6%
Albany International Corp. (Class A Stock)	56,720	1,286,410
Amada Co. Ltd. (Japan)	88,000	572,621
Flowserve Corp.	8,970	1,316,796
IDEX Corp.	31,995	1,488,727
Zebra Technologies Corp. (Class A Stock)*	18,720	735,322

		5,399,876

Diversified Manufacturing — 0.4%
Eaton Corp. PLC (Ireland)	73,100	3,962,020

Electric — 0.5%
Cia Energetica de Minas Gerais (Brazil), ADR	58,267	632,780
Duke Energy Corp.	13,318	849,688
UNS Energy Corp.	17,630	747,865
Westar Energy, Inc.	21,920	627,350
Xcel Energy, Inc.	75,700	2,021,947

		4,879,630

Electronic Components & Equipment — 0.6%
Acuity Brands, Inc.	8,280	560,804
Belden, Inc.	60,340	2,714,697
Schneider Electric SA (France)	29,716	2,176,434
Toshiba Corp. (Japan)	121,000	478,945

		5,930,880

Electronics — 0.2%
Agilent Technologies, Inc.	26,105	1,068,739
Coherent, Inc.	13,900	703,618
National Instruments Corp.	14,380	371,148

		2,143,505

Engineering & Construction — 0.6%
Jacobs Engineering Group, Inc.*(a)	74,475	3,170,401
KBR, Inc.	53,200	1,591,744
Vinci SA (France)	20,826	1,002,718

		5,764,863

Entertainment & Leisure — 1.2%
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	62,500	1,035,625
Harley-Davidson, Inc.	52,550	2,566,542

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Entertainment & Leisure (continued)
Hasbro, Inc.(a)	75,960	$2,726,964
Mattel, Inc.	67,833	2,484,044
Nintendo Co. Ltd. (Japan)	6,330	675,900
OPAP SA (Greece)	69,662	499,521
Sega Sammy Holdings, Inc. (Japan)	18,900	319,019
Yamaha Motor Co. Ltd. (Japan)	103,900	1,150,976

		11,458,591

Financial Services — 0.1%
IntercontinentalExchange, Inc.*	6,350	786,193

Food — 1.7%
Compass Group PLC (United Kingdom)	45,092	535,279
Danone SA (France)	2,274	149,794
General Mills, Inc.	80,420	3,249,772
Kraft Foods Group, Inc.	104,039	4,730,653
Mondelez International, Inc. (Class A Stock)	60,605	1,543,609
Post Holdings, Inc.	15,855	543,034
Ralcorp Holdings, Inc.*	12,710	1,139,452
Tesco PLC (United Kingdom)	293,179	1,615,007
Unilever NV (Netherlands)(a)	83,380	3,193,454

		16,700,054

Forest Products & Paper — 0.6%
Deltic Timber Corp.	13,870	979,499
International Paper Co.	106,900	4,258,896
Sino-Forest Corp. (Canada)*(g)	22,480	—
Smurfit Kappa Group PLC (Ireland)*	40,669	485,827

		5,724,222

Gas — 1.0%
Atmos Energy Corp.	20,830	731,550
New Jersey Resources Corp.	7,770	307,847
Snam SpA (Italy)	101,169	472,215
UGI Corp.	224,235	7,334,727
WGL Holdings, Inc.	13,810	541,214

		9,387,553

Hand/Machine Tools — 0.4%
Kennametal, Inc.	20,500	820,000
Stanley Black & Decker, Inc.	43,893	3,246,765

		4,066,765

Healthcare Products — 2.2%
Bruker Corp.*	42,695	651,953
Cie Generale d’Optique Essilor International SA (France)	2,795	281,898
Edwards Lifesciences Corp.*	15,120	1,363,370
Haemonetics Corp.*	7,780	317,735
HeartWare International, Inc.*(a)	4,580	384,491
Hologic, Inc.*	104,115	2,085,423
Johnson & Johnson(a)	146,661	10,280,936
Medtronic, Inc.	134,269	5,507,714
STERIS Corp.	22,010	764,407

		21,637,927

Healthcare Services — 0.8%
AmSurg Corp.*	33,340	1,000,533
Covance, Inc.*	13,910	803,581
ICON PLC (Ireland), ADR*	66,740	1,852,702

COMMON STOCKS (continued)	Shares	Value (Note 2)
Healthcare Services (continued)
UnitedHealth Group, Inc.	67,171	$3,643,355

		7,300,171

Holding Companies–Diversified — 0.2%
LVMH Moet Hennessy Louis Vuitton SA (France)	635	117,194
Nava Bharat Ventures Ltd. (India)*	227,848	751,438
Shanghai Industrial Holdings Ltd. (Hong Kong)	264,000	941,325

		1,809,957

Home Builders — 0.7%
NVR, Inc.*	5,545	5,101,400
Persimmon PLC (United Kingdom)	126,005	1,654,026

		6,755,426

Home Furnishings — 0.2%
De’longhi SpA (Italy)	48,069	690,776
TiVo, Inc.*	26,000	320,320
Whirlpool Corp.	7,570	770,248

		1,781,344

Hotels & Motels
Home Inns & Hotels Management, Inc. (Cayman Islands)*(a)	16,100	465,290

Hotels, Restaurants & Leisure — 0.1%
Choice Hotels International, Inc.	10,510	353,346
Wynn Macau Ltd. (Cayman Islands)*	126,106	347,256

		700,602

Household Products — 0.1%
Helen of Troy Ltd. (Bermuda)*	20,700	691,173

Household Products/Wares — 0.2%
ACCO Brands Corp.*	208,050	1,527,087
Samsonite International SA	213,900	441,000
Tumi Holdings, Inc.*(a)	5,300	110,505

		2,078,592

Insurance — 3.9%
ACE Ltd. (Switzerland)	79,904	6,376,339
AIA Group Ltd. (Hong Kong)	1,071,376	4,249,436
Alleghany Corp.*	9,760	3,273,699
American International Group, Inc.*	132,800	4,687,840
AON PLC (United Kingdom)	14,880	827,328
Assured Guaranty Ltd. (Bermuda)	41,910	596,379
Berkshire Hathaway, Inc. (Class B Stock)*	19,680	1,765,296
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	188,600	711,117
LIG Insurance Co. Ltd. (South Korea)	12,530	302,747
Markel Corp.*	3,100	1,343,602
Marsh & McLennan Cos., Inc.	160,761	5,541,432
Platinum Underwriters Holdings Ltd. (Bermuda)	19,770	909,420
Primerica, Inc.	39,280	1,178,793
Reinsurance Group of America, Inc.	23,210	1,242,199
Swiss Re AG (Switzerland)*	22,624	1,640,213
T&D Holdings, Inc. (Japan)	45,900	558,845
White Mountains Insurance Group Ltd. (Bermuda)	1,570	808,550

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Insurance (continued)
Zurich Insurance Group AG (Switzerland)*	7,467	$2,000,843

		38,014,078

Internet — 3.5%
Amazon.com, Inc.*	19,695	4,946,202
Baidu, Inc. (China), ADR*(a)	9,900	992,871
Ctrip.com International Ltd. (China), ADR*(a)	33,300	758,907
Daum Communications Corp. (South Korea)	12,966	1,104,592
Dena Co. Ltd. (Japan)	33,628	1,103,143
eBay, Inc.*	83,659	4,268,282
Equinix, Inc.*(a)	4,086	842,533
F5 Networks, Inc.*	7,020	681,993
Facebook, Inc. (Class A Stock)*	66,980	1,783,677
Google, Inc. (Class A Stock)*	9,144	6,486,479
HomeAway, Inc.*(a)	15,630	343,860
IAC/InterActiveCorp	49,082	2,321,579
Kakaku.com, Inc. (Japan)(a)	20,500	676,770
LinkedIn Corp. (Class A Stock)*	12,990	1,491,512
priceline.com, Inc.*	2,668	1,657,362
Rakuten, Inc. (Japan)*	75,600	589,563
Sohu.com, Inc.*	12,050	570,447
Splunk, Inc.*(a)	10,870	315,447
Start Today Co. Ltd. (Japan)	55,936	517,812
TIBCO Software, Inc.*	30,990	682,090
TripAdvisor, Inc.	21,960	921,442
Websense, Inc.*	36,330	546,403
Yahoo! Japan Corp. (Japan)	2,005	649,210

		34,252,176

Investment Company — 0.1%
Ares Capital Corp.	59,810	1,046,675

Machinery–Construction & Mining — 0.1%
Caterpillar, Inc.	7,831	701,501

Media — 1.7%
AMC Networks, Inc. (Class A Stock)*	14,600	722,700
Comcast Corp. (Class A Stock)	41,621	1,555,793
FactSet Research Systems, Inc.	14,500	1,276,870
Liberty Global, Inc. (Class A Stock)*	14,518	914,489
Sirius XM Radio, Inc.	268,780	776,774
Time Warner, Inc.	104,285	4,987,952
Walt Disney Co. (The)	99,853	4,971,681
Wolters Kluwer NV (Netherlands)	44,944	923,231

		16,129,490

Metal Fabricate/Hardware — 0.2%
SKF AB (Sweden) (Class B Stock)	67,519	1,710,094
Vallourec SA (France)	13,165	691,062

		2,401,156

Metals & Mining — 1.2%
Agnico-Eagle Mines Ltd. (Canada)	36,215	1,899,839
Aquarius Platinum Ltd. (South Africa)*	200,898	178,293
Barrick Gold Corp. (Canada)	24,180	846,542
Detour Gold Corp. (Canada)*	12,600	315,285
KGHM Polska Miedz SA (Poland)	31,816	1,965,501
Lundin Mining Corp. (Canada)*	263,618	1,356,916
Monnet Ispat & Energy Ltd. (India)	65,814	339,204
Mueller Industries, Inc.	30,190	1,510,406
New Gold, Inc. (Canada)*	15,700	173,171

COMMON STOCKS (continued)	Shares	Value (Note 2)
Metals & Mining (continued)
Rio Tinto PLC (United Kingdom), ADR(a)	35,543	$2,064,693
Xingda International Holdings Ltd. (Cayman Islands)	1,212,000	635,510

		11,285,360

Miscellaneous Manufacturing — 2.3%
3M Co.	51,855	4,814,737
AptarGroup, Inc.	13,880	662,354
Carlisle Cos., Inc.	45,030	2,645,963
Danaher Corp.	39,700	2,219,230
Dover Corp.	8,869	582,782
ESCO Technologies, Inc.	31,310	1,171,307
General Electric Co.	73,016	1,532,606
Honeywell International, Inc.	16,682	1,058,807
Koppers Holdings, Inc.	16,640	634,816
Matthews International Corp. (Class A Stock)	34,930	1,121,253
Pall Corp.(a)	25,585	1,541,752
Parker Hannifin Corp.	11,045	939,488
Polypore International, Inc.*(a)	23,290	1,082,985
Siemens AG (Germany)	19,407	2,122,178

		22,130,258

Office Equipment & Supplies — 0.1%
Canon, Inc. (Japan)	28,300	1,096,901

Oil & Gas — 6.6%
Anadarko Petroleum Corp.	75,994	5,647,114
Apache Corp.	6,930	544,005
BG Group PLC (United Kingdom)	354,015	5,904,932
BP PLC (United Kingdom), ADR	146,515	6,100,885
Cabot Oil & Gas Corp.	15,210	756,545
Canadian Natural Resources Ltd. (Canada)	20,800	598,886
Chesapeake Energy Corp.(a)	28,260	469,681
Chevron Corp.	46,130	4,988,498
Cobalt International Energy, Inc.*	51,970	1,276,383
Diamond Offshore Drilling, Inc.(a)	20,074	1,364,229
Encana Corp. (Canada)	30,100	594,776
EOG Resources, Inc.	21,860	2,640,469
Exxon Mobil Corp.	49,598	4,292,707
Halcon Resources Corp.*	38,401	265,735
JX Holdings, Inc. (Japan)	83,200	469,728
Karoon Gas Australia Ltd. (Australia)*	35,167	199,409
MEG Energy Corp. (Canada)*	15,900	486,575
Newfield Exploration Co.*	19,400	519,532
Occidental Petroleum Corp.	134,087	10,272,405
Penn Virginia Corp.	27,040	119,246
Petroleo Brasileiro SA (Brazil), ADR	65,570	1,276,648
Pioneer Natural Resources Co.(a)	7,690	819,677
Plains Exploration & Production Co.*	14,960	702,222
Range Resources Corp.	8,915	560,129
Repsol YPF SA (Spain)	21,993	448,940
Royal Dutch Shell PLC (United Kingdom) (Class B Stock), ADR(a)	56,104	3,977,213
Royal Dutch Shell PLC (United Kingdom), ADR	17,540	1,209,383
Southwestern Energy Co.*(a)	75,080	2,508,423
Statoil ASA (Norway)	60,161	1,516,335
Transocean Ltd. (Switzerland)	31,659	1,413,574
Tullow Oil PLC (United Kingdom)	30,818	642,479
Valero Energy Corp.	32,680	1,115,042

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Oil & Gas (continued)
Whiting Petroleum Corp.*	10,490	$454,951
WPX Energy, Inc.*	15,000	223,200

		64,379,956

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	59,255	2,419,974
Halliburton Co.	41,400	1,436,166
National Oilwell Varco, Inc.	11,485	785,000
Schlumberger Ltd. (Netherlands Antilles)	31,315	2,169,816
SEACOR Holdings, Inc.	13,100	1,097,780
TGS Nopec Geophysical Co. ASA (Norway)	61,138	2,019,126

		9,927,862

Pharmaceuticals — 4.6%
Algeta ASA (Norway)*	6,259	175,312
Alkermes PLC (Ireland)*	21,200	392,624
AstraZeneca PLC (United Kingdom)	16,682	790,559
Auxilium Pharmaceuticals, Inc.*	14,810	274,429
Cardinal Health, Inc.	115,910	4,773,174
Catamaran Corp.*	26,310	1,239,464
Daiichi Sankyo Co. Ltd. (Japan)	153,414	2,355,245
Eisai Co. Ltd. (Japan)	20,100	839,030
Elan Corp. PLC (Ireland), ADR*	13,380	136,610
Eli Lilly & Co.	30,800	1,519,056
Forest Laboratories, Inc.*	14,000	494,480
H. Lundbeck A/S (Denmark)	23,055	338,138
Hypermarcas SA (Brazil)*	34,600	280,856
Merck & Co., Inc.	207,175	8,481,745
Novartis AG (Switzerland), ADR(a)	27,185	1,720,811
Onyx Pharmaceuticals, Inc.*	1,250	94,413
Pfizer, Inc.	100,664	2,524,653
Roche Holding AG (Switzerland)	53,713	10,859,758
Salix Pharmaceuticals Ltd.*	8,740	353,795
Shionogi & Co. Ltd. (Japan)	29,700	494,916
Teva Pharmaceutical Industries Ltd. (Israel), ADR	143,440	5,356,050
UCB SA (Belgium)(a)	20,011	1,146,404

		44,641,522

Real Estate — 0.1%
BR Properties SA (Brazil)	42,400	528,059
PDG Realty SA Empreendimentos e Participacoes (Brazil)	562,400	909,179

		1,437,238

Real Estate Investment Trusts — 0.2%
DiamondRock Hospitality Co.	64,970	584,730
Host Hotels & Resorts, Inc.(a)	60,360	945,841
Mack-Cali Realty Corp.	19,280	503,401

		2,033,972

Retail — 6.5%
Advance Auto Parts, Inc.	72,055	5,213,179
Ascena Retail Group, Inc.*	61,050	1,128,815
Buffalo Wild Wings, Inc.*(a)	8,985	654,288
Burger King Worldwide, Inc.(a)	72,327	1,189,056
CarMax, Inc.*(a)	19,555	734,095
Casey’s General Stores, Inc.(a)	17,310	919,161
Cato Corp. (The) (Class A Stock)	48,720	1,336,390
CEC Entertainment, Inc.	34,760	1,153,684
China Dongxiang Group Co. (China)	2,213,000	298,366

COMMON STOCKS (continued)	Shares	Value (Note 2)
Retail (continued)
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	7,500	$588,717
CVS Caremark Corp.	44,648	2,158,731
Dick’s Sporting Goods, Inc.	21,070	958,474
Dollarama, Inc. (Canada)	15,894	942,263
DSW, Inc. (Class A Stock)	9,360	614,858
Family Dollar Stores, Inc.	14,500	919,445
Francesca’s Holdings Corp.*(a)	30,760	798,530
Fred’s, Inc. (Class A Stock)	62,930	837,598
Golden Eagle Retail Group Ltd. (Cayman Islands)	402,000	1,001,236
Hyundai Home Shopping Network Corp. (South Korea)	9,855	1,117,213
Intime Department Store Group Co Ltd. (Cayman Islands)	730,500	874,147
Kohl’s Corp.	30,230	1,299,285
K’s Holdings Corp. (Japan)	13,500	343,652
Lowe’s Cos., Inc.	463,449	16,461,708
Lululemon Athletica, Inc.*(a)	24,463	1,864,814
Maoye International Holdings Ltd. (Cayman Islands)	2,376,000	494,932
MSC Industrial Direct Co., Inc. (Class A Stock)	48,720	3,672,514
New World Department Store China Ltd. (Cayman Islands)	548,000	356,586
PVH Corp.	7,150	793,721
Seven & I Holdings Co. Ltd. (Japan)	40,000	1,127,631
Stage Stores, Inc.	44,940	1,113,613
Target Corp.	55,078	3,258,965
Tiffany & Co.	14,150	811,361
Tim Hortons, Inc. (Canada)	9,005	442,866
TJX Cos., Inc. (The)	25,801	1,095,252
Urban Outfitters, Inc.*	53,170	2,092,771
Walgreen Co.	75,650	2,799,807
Wal-Mart Stores, Inc.	30,853	2,105,100

		63,572,824

Savings & Loan — 0.3%
First Niagara Financial Group, Inc.	179,940	1,426,924
Northwest Bancshares, Inc.	94,680	1,149,415

		2,576,339

Semiconductors — 1.7%
Altera Corp.	39,407	1,357,177
Analog Devices, Inc.	114,867	4,831,306
Emulex Corp.*	10,054	73,394
Intel Corp.	210,040	4,333,125
Maxim Integrated Products, Inc.	85,470	2,512,818
QLogic Corp.*	62,858	611,608
Samsung Electronics Co. Ltd. (South Korea)	335	481,328
Wolfson Microelectronics PLC (United Kingdom)*	102,722	329,146
Xilinx, Inc.	51,262	1,840,306

		16,370,208

Software — 3.2%
Activision Blizzard, Inc.	91,700	973,854
Akamai Technologies, Inc.*	32,460	1,327,939
Allscripts Healthcare Solutions, Inc.*	9,100	85,722

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
ANSYS, Inc.*	13,945	$939,056
BMC Software, Inc.*	18,649	739,619
Changyou.com Ltd. (Cayman Islands), ADR	15,000	393,900
Check Point Software Technologies Ltd. (Israel)*(a)	59,689	2,843,584
Concur Technologies, Inc.*(a)	13,945	941,566
Electronic Arts, Inc.*(a)	126,100	1,832,233
Imperva, Inc.*(a)	12,680	399,800
Konami Corp. (Japan)	12,000	270,232
Microsoft Corp.	292,820	7,827,079
Oracle Corp.	310,319	10,339,829
salesforce.com, Inc.*(a)	8,540	1,435,574
Servicenow, Inc.(a)	35,860	1,076,876
Workday, Inc.(a)	1,740	94,830

		31,521,693

Telecommunications — 4.0%
Acme Packet, Inc.*(a)	26,950	596,134
Amdocs Ltd. (Guernsey)	14,600	496,254
AT&T, Inc.	82,305	2,774,502
Cisco Systems, Inc.	1,018,360	20,010,774
Comverse Technology, Inc.*	402,800	1,546,752
Comverse, Inc.*	43,480	1,240,484
Juniper Networks, Inc.*	104,710	2,059,646
Palo Alto Networks, Inc.*	1,500	80,280
QUALCOMM, Inc.	42,921	2,661,960
Softbank Corp. (Japan)	68,540	2,511,390
Telenor ASA (Norway)	77,992	1,588,060
Verizon Communications, Inc.	37,320	1,614,836
Vodafone Group PLC (United Kingdom), ADR	70,227	1,769,018

		38,950,090

Textiles — 0.1%
G&K Services, Inc. (Class A Stock)	31,700	1,082,555

Transportation — 1.8%
Atlas Air Worldwide Holdings, Inc.*	16,450	728,899
Bristow Group, Inc.	12,630	677,726
Canadian National Railway Co. (Canada)	16,630	1,510,192
FedEx Corp.	21,930	2,011,420
GATX Corp.	29,890	1,294,237
Genesee & Wyoming, Inc. (Class A Stock)*	11,020	838,402
Kirby Corp.*(a)	21,010	1,300,309
United Parcel Service, Inc. (Class B Stock)	110,064	8,115,019
UTi Worldwide, Inc. (British Virgin Islands)	44,600	597,640

		17,073,844

TOTAL COMMON STOCKS (cost $754,462,390)		796,728,884

EXCHANGE TRADED FUNDS — 7.7%
iShares MSCI EAFE Index Fund	660,555	37,532,735
iShares Russell 3000 Growth Index Fund(a)	14,360	766,968
SPDR S&P 500 ETF Trust	258,085	36,782,274

TOTAL EXCHANGE TRADED FUNDS (cost $68,081,323)		75,081,977

PREFERRED STOCKS — 0.1%

	Shares	Value (Note 2)
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom), (PRFC C)*(g)	2,796,496	$4,543

Banks — 0.1%
Itau Unibanco Holding SA (Brazil), ADR (PRFC),	32,300	531,658

TOTAL PREFERRED STOCKS (cost $504,733)		536,201

	Units
RIGHTS*
Oil & Gas
Repsol SA (Spain), expiring 01/11/13 (cost $13,958)	21,993	13,412

TOTAL LONG-TERM INVESTMENTS (cost $823,062,404)		872,360,474

	Shares
SHORT-TERM INVESTMENTS — 17.5%
AFFILIATED MONEY MARKET MUTUAL FUND — 15.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $148,013,695; includes $60,038,998 of cash collateral forsecurities on loan)(b)(w)(Note 4)	148,013,695	148,013,695

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Notional Amount (000)#	Value (Note 2)
OPTIONS PURCHASED* — 2.3%
Put Options
S&P 500 Index, expiring 06/22/13, Strike Price $1,275.00 (cost $58,770,269)	$6,700	$22,445,000

TOTAL SHORT-TERM INVESTMENTS (cost $206,783,964)		170,458,695

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 107.3% (cost $1,029,846,368)		1,042,819,169

OPTIONS WRITTEN* — (1.1)%
Call Options — (0.3)%
S&P 500 Index, expiring 06/22/13, Strike Price $1,550.00	3,150	(3,307,500)

Put Options — (0.8)%
S&P 500 Index, expiring 06/22/13, Strike Price $1,150.00	4,550	(7,644,000)

TOTAL OPTIONS WRITTEN (premiums received $39,140,707)		(10,951,500)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 106.2% (cost $990,705,661)		1,031,867,669
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (6.2)%		(60,132,753)

NET ASSETS — 100.0%		$971,734,916

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
ADS	American Depositary Security
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
PRFC	Preference Shares
SPDR	Standard & Poor’s Depositary Receipts
JPY	Japanese Yen

*	Non-income producing security.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $59,411,535; cash collateral of $60,038,998 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Indicates a security that has been deemed illiquid. (w) Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
Japanese Yen, Expiring 01/07/13	Credit Suisse First Boston Corp.	JPY	6,685	$77,980	$77,080	$900

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$683,927,368	$112,801,516	$—
Exchange Traded Funds	75,081,977	—	—
Preferred Stocks	531,658	4,543	—
Rights	13,412	—	—
Affiliated Money Market Mutual Fund	148,013,695	—	—
Options Purchased	22,445,000	—	—
Options Written	(10,951,500)	—	—
Other Financial Instruments*
Foreign Forward Currency Contract	—	900	—

Total	$919,061,610	$112,806,959	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument

Fair Value of Level 2 investments at 12/31/11 was $0. An amount of $37,627,517 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair vaulues are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (6.2% represents investments purchased with collateral from securities on loan)	15.2%
Exchange Traded Funds	7.7
Oil & Gas	6.6
Retail	6.5
Banks	6.2
Pharmaceuticals	4.6
Telecommunications	4.0
Insurance	3.9
Internet	3.5
Software	3.2
Computers	2.6
Put Options	2.3
Miscellaneous Manufacturing	2.3
Commercial Services	2.3
Healthcare Products	2.2
Diversified Financial Services	2.1
Beverages	2.0
Biotechnology	2.0
Aerospace & Defense	1.8
Transportation	1.8
Food	1.7
Semiconductors	1.7
Media	1.7
Chemicals	1.5
Building Materials	1.3
Advertising	1.3
Entertainment & Leisure	1.2
Metals & Mining	1.2
Agriculture	1.1
Oil & Gas Services	1.0
Gas	1.0

Healthcare Services	0.8%
Home Builders	0.7
Auto Parts & Equipment	0.6
Automobile Manufacturers	0.6
Electronic Components & Equipment	0.6
Engineering & Construction	0.6
Forest Products & Paper	0.6
Diversified Machinery	0.6
Electric	0.5
Containers & Packaging	0.4
Hand/Machine Tools	0.4
Diversified Manufacturing	0.4
Apparel	0.3
Savings & Loan	0.3
Metal Fabricate/Hardware	0.2
Electronics	0.2
Household Products/Wares	0.2
Real Estate Investment Trusts	0.2
Holding Companies – Diversified	0.2
Coal	0.2
Home Furnishings	0.2
Distribution/Wholesale	0.2
Real Estate	0.1
Office Equipment & Supplies	0.1
Textiles	0.1
Investment Company	0.1
Financial Services	0.1
Machinery – Construction & Mining	0.1
Hotels, Restaurants & Leisure	0.1
Household Products	0.1

107.3
Options Written	(1.1)
Liabilities in excess of other assets	(6.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$22,458,412	Written options outstanding, at value	$10,951,500
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	900	—	—

Total		$22,459,312		$10,951,500

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Written Options	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$—	$174	$174
Equity contracts	6,494	(27,113,195)	16,509,494	—	(10,597,207)

Total	$6,494	$(27,113,195)	$16,509,494	$174	$(10,597,033)

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Written Options	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$—	$900	$900
Equity contracts	(546)	(37,324,470)	26,142,808	—	(11,182,208)

Total	$(546)	$(37,324,470)	$26,142,808	$900	$(11,181,308)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$48,712,494	$32,587,123	$15,596

(1)	Cost.
(2)	Premium Received.
(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $59,411,535: Unaffiliated investments (cost $881,832,673)	$894,805,474
Affiliated investments (cost $148,013,695)	148,013,695
Foreign currency, at value (cost $12,011)	12,027
Receivable for fund share sold	2,639,888
Receivable for investments sold	1,266,607
Dividends receivable	1,052,104
Tax reclaim receivable	165,376
Unrealized appreciation on foreign currency forward contracts	900
Prepaid expenses	4,972

Total Assets	1,047,961,043

LIABILITIES:
Payable to broker for collateral for securities on loan	60,038,998
Written options outstanding, at value (premiums received $39,140,707)	10,951,500
Payable for investments purchased	4,663,653
Advisory fees payable	429,488
Accrued expenses and other liabilities	104,860
Payable to custodian	20,845
Shareholder servicing fees payable	10,420
Payable for fund share repurchased	2,445
Foreign withheld taxes payable	2,309
Foreign capital gains tax liability accrued	761
Affiliated transfer agent fee payable	478
Deferred trustees’ fees	370

Total Liabilities	76,226,127

NET ASSETS	$971,734,916

Net assets were comprised of:
Paid-in capital	$961,643,380
Retained earnings	10,091,536

Net assets, December 31, 2012	$971,734,916

Net asset value and redemption price per share, $971,734,916 / 97,643,775 outstanding shares of beneficial interest	$9.95

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $298,444 foreign withholding tax)	$17,620,297
Affiliated income from securities lending, net	359,545
Affiliated dividend income	140,520

18,120,362

EXPENSES
Advisory fees	7,976,025
Shareholder servicing fees and expenses	797,605
Custodian and accounting fees	220,000
Audit fee	25,000
Trustees’ fees	17,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Insurance expenses	7,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous.	26,646

Total expenses	9,098,276
Less: shareholder servicing fee waiver	(134,042)

Net expenses	8,964,234

NET INVESTMENT INCOME	9,156,128

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(20,766,406)
Options written transactions	16,509,494
Foreign currency transactions	(75,847)

(4,332,759)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(761))	40,869,018
Options written	26,142,808
Foreign currencies	3,963

67,015,789

NET GAIN ON INVESTMENTS	62,683,030

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,839,158

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$9,156,128	$2,119,077
Net realized gain (loss) on investment and foreign currency transactions	(4,332,759)	67,372,143
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	67,015,789	(97,263,298)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,839,158	(27,772,078)

DISTRIBUTIONS	(2,127,143)	(1,496,435)

FUND SHARE TRANSACTIONS:
Fund share sold [48,100,406 and 32,523,519 shares, respectively]	462,360,858	298,271,708
Fund share issued in reinvestment of distributions [228,971 and 158,857 shares, respectively]	2,127,143	1,496,435
Fund share repurchased [11,578,952 and 23,432,174 shares, respectively]	(110,141,184)	(205,304,349)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	354,346,817	94,463,794

TOTAL INCREASE IN NET ASSETS	424,058,832	65,195,281
NET ASSETS:
Beginning of year	547,676,084	482,480,803

End of year	$971,734,916	$547,676,084

SEE NOTES TO FINANCIAL STATEMENTS.

A190

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1.	General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2012 consisted of 68 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to 29 Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST BlackRock Value Portfolio (“BlackRock Value”):    Maximum growth of capital by investing primarily in the value stocks of larger companies.

AST Cohen & Steers Realty Portfolio (“Cohen & Steers Realty”):    Maximize total return through investment in real estate securities.

AST Federated Aggressive Growth Portfolio (“Federated Aggressive Growth”):    Capital growth.

AST Goldman Sachs Concentrated Growth Portfolio (“Goldman Sachs Concentrated Growth”):    Long-term growth of capital.

AST Goldman Sachs Large-Cap Value Portfolio (“Goldman Sachs Large-Cap Value”):    Long-term growth of capital.

AST Goldman Sachs Mid-Cap Growth Portfolio (“Goldman Sachs Mid-Cap Growth”):    Long-term growth of capital.

AST Goldman Sachs Small-Cap Value Portfolio (“Goldman Sachs Small-Cap Value”):    Long-term capital appreciation.

AST International Growth Portfolio (“International Growth”):    Long-term growth of capital.

AST International Value Portfolio (“International Value”):    Capital growth.

AST J.P. Morgan International Equity Portfolio (“J.P. Morgan International Equity”):    Capital growth.

AST Jennison Large-Cap Growth Portfolio (“Jennison Large-Cap Growth”):    Long-term growth of capital.

AST Jennison Large-Cap Value Portfolio (“Jennison Large-Cap Value”):    Capital appreciation.

AST Large-Cap Value Portfolio (“Large-Cap Value”):    Current income and long-term growth of income, as well as capital appreciation.

AST Marsico Capital Growth Portfolio (“Marsico Capital Growth”):    Capital growth.

AST MFS Global Equity Portfolio (“MFS Global Equity”):    Current income and long-term growth of income, as well as capital appreciation.

AST MFS Growth Portfolio (“MFS Growth”):    Long-term growth of capital and future, rather than current, income.

AST MFS Large-Cap Value Portfolio (“MFS Large-Cap Value”):    Capital appreciation.

AST Mid-Cap Value Portfolio (“Mid-Cap Value”):    Capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

AST Neuberger Berman Mid-Cap Growth Portfolio (“Neuberger Berman Mid-Cap Growth”):    Capital growth.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio (“Neuberger Berman/LSV Mid-Cap Value”):    Capital growth.

AST New Discovery Asset Allocation Portfolio (“New Discovery Asset Allocation”):    Total return.

B1

AST Parametric Emerging Markets Equity Portfolio (“Parametric Emerging Markets Equity”):    Long-term capital appreciation.

AST Small-Cap Growth Portfolio (“Small-Cap Growth”):    Long-term capital growth.

AST Small-Cap Value Portfolio (“Small-Cap Value”):    Long-term capital growth by investing primarily in small capitalization stocks that appear to be undervalued.

AST T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”):    Provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

AST T. Rowe Price Global Bond Portfolio (“T. Rowe Price Global Bond”):    High current income and capital growth by investing primarily in high-quality, foreign and U.S. dollar-denominated bonds.

AST T. Rowe Price Large-Cap Growth Portfolio (“T. Rowe Price Large-Cap Growth”):    Long-term capital growth by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

AST T. Rowe Price Natural Resources Portfolio (“T. Rowe Price Natural Resources”):    Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.

AST Wellington Management Hedged Equity Portfolio (“Wellington Management Hedged Equity”):    To outperform a mix of 50% Russell 3000 Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.

2.	Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) through the adoption of Valuation Procedures for valuation of the Portfolio’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Portfolio’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Portfolio’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

B2

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

B3

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

B4

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Forward currency contracts,    written options, and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Lending:     The Portfolios may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

B5

Concentration of Risk:    The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2012, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

BlackRock Investment Management, LLC for BlackRock Value;

Bradford & Marzec LLC for a portion of New Discovery Asset Allocation;

Brown Advisory, LLC for a portion of New Discovery Asset Allocation;

Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

ClearBridge Investments, LLC for a portion of Small-Cap Value;

C.S. McKee, LP for a portion of New Discovery Asset Allocation;

Eagle Asset Management, Inc. for Small-Cap Growth;

EARNEST Partners LLC for a portion of Mid-Cap Value and a portion of New Discovery Asset Allocation;

Eaton Vance Management for a portion of Large-Cap Value through August 17, 1012;

Emerald Mutual Fund Advisers Trust for a portion of Small-Cap Growth;

B6

Epoch Investment Partners, Inc. for a portion of New Discovery Asset Allocation;

Federated Equity Management Company of Pennsylvania for Federated Aggressive Growth;

Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Large-Cap Value, Goldman Sachs Small-Cap Value and Goldman Sachs Mid-Cap Growth;

Hotchkis and Wiley Capital Management, LLC for a portion of Large-Cap Value;

Jennison Associates, LLC for Jennison Large-Cap Growth, Jennison Large-Cap Value and a portion of International Growth;

J.P. Morgan Investment Management, Inc. for J.P. Morgan International Equity and a portion of Small-Cap Value;

Lee Munder Capital Group, LLC for a portion of Small-Cap Value;

LSV Asset Management for a portion of International Value and a portion of Neuberger Berman/LSV Mid-Cap Value;

Marsico Capital Management LLC for a portion of International Growth and Marsico Capital Growth;

Massachusetts Financial Services Company (“MFS”) for MFS Growth, MFS Global Equity and MFS Large-Cap Value;

Neuberger Berman Management, LLC for a portion Neuberger Berman/LSV Mid-Cap Value and Neuberger Berman Mid-Cap Growth;

Parametric Portfolio Associates LLC for Parametric Emerging Markets Equity;

Security Global Investors, LLC for a portion of New Discovery Asset Allocation;

Thompson, Siegel & Walmsley LLC for a portion of New Discovery Asset Allocation;

Thornburg Investment Management, Inc. for a portion of International Value;

T. Rowe Price Associates, Inc. for T. Rowe Price Equity Income, T. Rowe Price Large-Cap Growth, T. Rowe Global Bond and T. Rowe Price Natural Resources;

T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

WEDGE Capital Management, LLP for a of portion Mid-Cap Value;

Wellington Management Company, LLP for Wellington Management Hedged Equity;

William Blair & Company LLC for a portion of International Growth.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees	Expense Limitations
BlackRock Value	0.85%	0.85%	N/A
Cohen & Steers Realty	1.00%	1.00%	N/A
Federated Aggressive Growth	0.95%	0.95%	1.11%
Goldman Sachs Concentrated Growth	0.90%	0.90%	N/A
Goldman Sachs Large-Cap Value	0.75%	0.75%	N/A
Goldman Sachs Mid-Cap Growth	1.00%	1.00%	N/A
Goldman Sachs Small-Cap Value	0.95%	0.95%	N/A
International Growth	1.00%	0.94%	N/A*
International Value	1.00%	1.00%	N/A

B7

	Advisory Fees	Effective Advisory Fees	Expense Limitations
J.P. Morgan International Equity	1.00% first $75 million;	0.88%	N/A
	0.85% in excess of $75 million
Jennison Large-Cap Growth	0.90%	0.90%	N/A
Jennison Large-Cap Value	0.75%	0.75%	N/A
Large-Cap Value	0.75%	0.68%	0.74%*
Marsico Capital Growth	0.90%	0.90%	N/A
MFS Global Equity	1.00%	1.00%	N/A
MFS Growth.	0.90%	0.74%	0.80%*
MFS Large-Cap Value	0.85%	0.85%	N/A
Mid-Cap Value	0.95%	0.95%	N/A
Neuberger Berman Mid-Cap Growth	0.90% first $1 billion; 0.85% in excess of $1 billion	0.90%	N/A
Neuberger Berman/LSV Mid-Cap Value	0.90% first $1 billion; 0.85% in excess of $1 billion	0.90%	N/A
New Discovery Asset Allocation	0.85% first $4 billion; 0.83% in excess of $4 billion	0.85%	N/A**
Parametric Emerging Markets Equity	1.10%	1.10%	N/A
Small-Cap Growth	0.90%	0.90%	N/A
Small-Cap Value	0.90%	0.90%	N/A
T. Rowe Price Equity Income	0.75%	0.75%	N/A*
T. Rowe Price Global Bond	0.80%	0.78%	N/A*
T. Rowe Price Large-Cap Growth	0.90% first $1 billion; 0.85% in excess of $1 billion	0.87%	N/A
T. Rowe Price Natural Resources	0.90%	0.90%	N/A
Wellington Management Hedged Equity	1.00%	1.00%	N/A

* Expense limitation is noted in the table below:

	January 1, 2012 – June 30, 2012 Expense Limitation	Effective July 1, 2012 Expense Limitation
International Growth	1.00%	N/A
Large-Cap Value	0.79%	0.74%
MFS Growth	0.88%	0.80%
T. Rowe Price Equity Income	0.87%	N/A
T. Rowe Price Global Bond	0.93%	N/A

** Contractual expense limitation of 1.08% through June 30, 2013.

AST Investment Services, Inc., Jennison, PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

B8

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2012, brokerage commission recaptured under these agreements was as follows:

Commission Recapture
Cohen & Steers Realty	$9,763
Federated Aggressive Growth	53,452
Goldman Sachs Concentrated Growth	19,569
Goldman Sachs Large-Cap Value	61,476
Goldman Sachs Mid-Cap Growth	862
Goldman Sachs Small-Cap Value	11,545
International Growth	15,590
International Value	4,433
Jennison Large-Cap Growth	40,173
Jennison Large-Cap Value	67,029
MFS Global Equity	1,478
MFS Growth	5,662
MFS Large-Cap Value	2,261
Neuberger Berman Mid-Cap Growth	8,105
Neuberger Berman/LSV Mid-Cap Value	2,406
New Discovery Asset Allocation	1,901
Small-Cap Growth	28,567
Small-Cap Value	18,165
Wellington Management Hedged Equity	2,730

4.	Other Transactions with Affiliates

The Trust has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Annuities Life Assurance Corporation (“PALAC”), each an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios’ pay such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2012, PIM was compensated as follows for these services by the Portfolios:

Portfolio	PIM
BlackRock Value	$127,491
Cohen & Steers Realty	41,429
Federated Aggressive Growth	526,876
Goldman Sachs Concentrated Growth	27,964
Goldman Sachs Large-Cap Value	28,853
Goldman Sachs Mid-Cap Growth	183,568
Goldman Sachs Small-Cap Value	76,549
International Growth	131,411

B9

Portfolio	PIM
International Value	$26,144
J.P. Morgan International Equity	1,638
Jennison Large-Cap Growth	79,962
Jennison Large-Cap Value.	14,578
Large-Cap Value	75,173
Marsico Capital Growth	126,645
MFS Global Equity	8,174
MFS Growth	93,046
Mid-Cap Value	189,571
Neuberger Berman Mid-Cap Growth	82,062
Neuberger Berman/LSV Mid-Cap Value	115,557
New Discovery Asset Allocation	7,156
Parametric Emerging Markets Equity	69,029
Small-Cap Growth	336,415
Small-Cap Value	173,181
T. Rowe Price Equity Income	155,586
T. Rowe Price Global Bond	2,655
T. Rowe Price Large-Cap Growth	551,473
T. Rowe Price Natural Resources	111,272
Wellington Management Hedged Equity	107,423

During the years ended December 31, 2012 and December 31, 2011, some Portfolios received amounts (as noted in the table below) related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares. This amount is presented in the Statement of Changes in Net Assets. The Portfolios were not involved in the proceedings or in the calculation of the amount of the settlement.

	Year Ended December 31, 2012	Year Ended December 31, 2011
Cohen & Steers Realty	$—	$373,605
Goldman Sachs Small-Cap Value	—	377,705
International Growth	2,857,562	217,903
International Value	621,794	—
J.P. Morgan International Equity	1,330,690	—
Large-Cap Value	—	278,693
MFS Global Equity	—	26,202
Mid-Cap Value	—	2,523
Neuberger Berman Mid-Cap Growth	—	208,652
Neuberger Berman/LSV Mid-Cap Value	—	512,196
Small-Cap Growth	473,765	—
Small-Cap Value	—	596,705
T. Rowe Price Equity Income	—	74,431

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2012, were as follows:

	Cost of Purchases	Proceeds from Sales
BlackRock Value	$1,863,755,339	$2,757,543,794
Cohen & Steers Realty	645,003,634	604,924,704
Federated Aggressive Growth	555,982,499	528,161,769
Goldman Sachs Concentrated Growth	889,636,005	636,882,864
Goldman Sachs Large-Cap Value	1,881,788,255	1,815,213,831
Goldman Sachs Mid-Cap Growth	472,225,960	401,993,128
Goldman Sachs Small-Cap Value	593,702,212	431,918,067
International Growth	3,180,026,823	3,251,673,317
International Value	929,331,385	593,605,656
J.P. Morgan International Equity	125,346,050	70,819,959

B10

	Cost of Purchases	Proceeds from Sales
Jennison Large-Cap Growth	$1,060,995,904	$1,432,807,154
Jennison Large-Cap Value	989,208,599	513,327,330
Large-Cap Value	2,015,473,032	3,009,366,552
Marsico Capital Growth	2,186,173,462	2,539,781,371
MFS Global Equity	170,586,271	78,295,056
MFS Growth	1,293,271,158	885,130,952
MFS Large-Cap Value	677,726,276	42,559,627
Mid-Cap Value	394,355,078	153,484,820
Neuberger Berman Mid-Cap Growth	402,640,436	352,958,105
Neuberger Berman/LSV Mid-Cap Value	158,053,466	157,453,228
New Discovery Asset Allocation	425,634,674	441,306,609
Parametric Emerging Markets Equity	569,325,080	241,117,205
Small-Cap Growth	771,043,937	718,454,386
Small-Cap Value	585,353,819	414,290,315
T. Rowe Price Equity Income	2,629,699,666	670,764,095
T. Rowe Price Global Bond	267,679,485	217,075,609
T. Rowe Price Large-Cap Growth	1,424,437,975	1,706,384,456
T. Rowe Price Natural Resources	522,824,887	403,344,122
Wellington Management Hedged Equity	658,589,021	388,809,314

Written options transactions, during the year ended December 31, 2012, were as follows:

	Wellington Management Hedged Equity
	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	3,980,000	$16,573,399
Written options	8,670,000	41,071,774
Expired options	—	—
Closed options	(4,950,000)	(18,504,466)

Balance at end of year	7,700,000	$39,140,707

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

B11

Portfolio	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2012
BlackRock Value	$17,531,732	1.49%	56	—
Cohen & Steers Realty	4,696,667	1.48%	21	—
Federated Aggressive Growth	5,795,833	1.48%	18	—
Goldman Sachs Concentrated Growth	7,277,750	1.48%	16	—
Goldman Sachs Large-Cap Value	11,359,313	1.49%	16	—
Goldman Sachs Mid-Cap Growth	3,792,818	1.48%	22	—
Goldman Sachs Small-Cap Value	1,816,000	1.49%	5	—
International Growth	11,386,707	1.48%	41	—
International Value	16,048,629	1.49%	70	—
J.P. Morgan International Equity	3,835,161	1.48%	31	—
Jennison Large-Cap Growth	12,159,034	1.48%	29	—
Jennison Large-Cap Value	12,141,087	1.49%	23	—
Large-Cap Value	10,391,842	1.49%	19	—
Marsico Capital Growth	10,915,745	1.49%	11	—
MFS Global Equity	3,352,037	1.49%	27	—
MFS Growth	16,060,111	1.48%	9	—
MFS Large-Cap Value	2,215,571	1.46%	7	—
Mid-Cap Value	2,697,000	1.49%	13	—
Neuberger Berman Mid-Cap Growth	7,988,909	1.49%	22	—
Neuberger Berman/LSV Mid-Cap Value	2,581,586	1.48%	29	—
New Discovery Asset Allocation	560,000	1.46%	4	—
Parametric Emerging Markets Equity	14,504,508	1.48%	65	—
Small-Cap Growth	5,976,216	1.47%	51	—
Small-Cap Value	3,487,359	1.48%	39	—
T. Rowe Price Large-Cap Growth	11,666,818	1.49%	11	—
T. Rowe Price Natural Resources	6,921,929	1.49%	14	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2012, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

10.	Reorganization

On September 28, 2010, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on February 25, 2011 and the reorganization took place on April 29, 2011.

The purpose of the transaction was to combine two Portfolios with substantially similar investment objectives and policies. The Acquiring Portfolio has the same contractual investment management fee and lower annualized operating expenses as well as stronger historical investment performance.

B12

The acquisition was accomplished by a tax-free exchange of the following shares on April 29, 2011:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST Neuberger Berman Small-Cap Growth Portfolio	17,861,613	AST Federated Aggressive Growth Portfolio	18,272,020	$182,989,144

For financial reporting purposes, assets received and shares issued by AST Federated Aggressive Growth Portfolio were recorded at fair value; however, the cost basis of the investments received from AST Neuberger Berman Small-Cap Growth Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation	Acquiring Portfolio	Net Assets
AST Neuberger Berman Small-Cap Growth Portfolio	$182,989,144	$34,621,502	AST Federated Aggressive Growth Portfolio	$749,303,451

Assuming the acquisition had been completed on January 1, 2011, AST Federated Aggressive Growth Portfolio’s results of operations for the year ended December 31, 2011 were as follows:

Net investment loss	$(2,926,832	)(a)
Net realized and unrealized gain (loss) on investments	(104,027,829	)(b)

	$(106,954,661)

(a)	$(2,496,085), as reported in Statement of Operations, plus $(468,747) Net Investment Loss from AST Neuberger Berman Small-Cap Growth Portfolio pre-merger, plus approximately $38,000 of pro forma eliminated expenses from AST Neuberger Berman Small-Cap Growth Portfolio.
(b)	$(123,938,499) as reported in the Statement of Operations, plus $19,910,670 Net Realized and Unrealized Gain (loss) on Investments from AST Neuberger Berman Small-Cap Growth Portfolio.

Because both AST Neuberger Berman Small-Cap Growth Portfolio and AST Federated Aggressive Growth Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of AST Neuberger Berman Small-Cap Growth Portfolio that have been included in AST Federated Aggressive Growth Portfolio’s Statement of Operations since April 29, 2011.

On September 27, 2011, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on March 15, 2012 and the reorganization took place on May 4, 2012.

The purpose of the transaction was to combine two Portfolios with substantially similar investment objectives and policies. The Acquiring Portfolio has the same contractual investment management fee and lower annualized operating expenses as well as stronger historical investment performance.

The acquisition was accomplished by a tax-free exchange of the following shares on May 4, 2012:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
AST American Century Income & Growth Portfolio	26,198,348	AST New Discovery Asset Allocation Portfolio	37,338,425	$373,354,376

For financial reporting purposes, assets received and shares issued by AST New Discovery Asset Allocation Portfolio were recorded at fair value; however, the cost basis of the investments received from AST American Century Income & Growth Portfolio was carried forward to reflect the tax-free status of the acquisition.

B13

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
AST American Century Income & Growth Portfolio	$373,354,376	$32,399,097	AST New Discovery Asset Allocation Portfolio	$924,626

Assuming the acquisition had been completed on January 1, 2012, AST New Discovery Asset Allocation Portfolio’s results of operations for the year ended December 31, 2012 were as follows:

Net investment income	$4,183,569	(a)
Net realized and unrealized gain (loss) on investments	38,125,987	(b)

	$42,309,556

(a)	$2,405,791, as reported in Statement of Operations, plus $1,777,778 Net Investment Income from AST American Century Income & Growth Portfolio pre-merger.
(b)	$11,888,474 as reported in the Statement of Operations, plus $26,237,513 Net Realized and Unrealized Gain (loss) on Investments from AST American Century Income & Growth Portfolio.

Because both AST American Century Income & Growth Portfolio and AST New Discovery Asset Allocation Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of AST American Century Income & Growth Portfolio that have been included in AST New Discovery Asset Allocation Portfolio’s Statement of Operations since May 4, 2012.

11.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

B14

Financial Highlights

	AST BlackRock Value Portfolio
	Year Ended December 31,
	2012(c)	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.51	$8.61	$7.78	$6.64	$12.56

Income (Loss) From Investment Operations:
Net investment income	.12	.10	.09	.07	.12
Net realized and unrealized gain (loss) on investments	1.01	(.14)	.86	1.13	(4.22)

Total from investment operations	1.13	(.04)	.95	1.20	(4.10)

Less Distributions:	(.11)	(.06)	(.12)	(.06)	(1.82)

Net Asset Value, end of year	$9.53	$8.51	$8.61	$7.78	$6.64

Total Return(a)	13.40%	(.49)%	12.44%	18.26%	(37.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$936.1	$1,694.2	$1,537.6	$1,210.3	$577.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.94%	.95%	.96%	.97%	.99%
Expenses Before Waivers and/or Expense Reimbursement	.97%	.97%	.97%	.98%	.99%
Net investment income	1.34%	1.22%	1.11%	1.82%	2.15%
Portfolio turnover rate	123%	124%	208%	143%	254%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Cohen & Steers Realty Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.10	$4.82	$3.77	$12.12

Income (Loss) From Investment Operations:
Net investment income	.02	.09	.05	.07	.17
Net realized and unrealized gain (loss) on investments	.97	.31	1.32	1.09	(1.83)

Total from investment operations	.99	.40	1.37	1.16	(1.66)

Less Distributions:	(.11)	(.04)	(.09)	(.11)	(6.69)

Capital Contributions (Note 4):	—	— (c)	—	—	—

Net Asset Value, end of year	$7.34	$6.46	$6.10	$4.82	$3.77

Total Return(a)	15.35%	6.59%	28.69%	31.93%	(35.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$632.9	$531.6	$549.6	$386.7	$223.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	1.13%	1.14%	1.08%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.14%	1.14%	1.16%	1.16%
Net investment income	.13%	1.39%	.95%	2.65%	2.62%
Portfolio turnover rate	103%	119%	111%	113%	142%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Federated Aggressive Growth Portfolio
	Year Ended December 31,
	2012	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.02	$9.26	$6.99	$5.28	$11.55

Income (Loss) From Investment Operations:
Net investment income (loss)	— (d)	(.03)	.04	— (d)	.01
Net realized and unrealized gain (loss) on investments	1.61	(1.18)	2.23	1.72	(4.40)

Total from investment operations	1.61	(1.21)	2.27	1.72	(4.39)

Less Distributions:	—	(.03)	— (d)	(.01)	(1.88)

Net Asset Value, end of year	$9.63	$8.02	$9.26	$6.99	$5.28

Total Return(a)	20.08%	(13.11)%	32.54%	32.66%	(44.04)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$649.7	$521.1	$648.1	$415.5	$213.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.09%	1.11%	1.11%	1.14%	1.14%
Expenses Before Waivers and/or Expense Reimbursement	1.10%	1.12%	1.12%	1.14%	1.14%
Net investment income (loss)	(.01)%	(.38)%	.51%	.08%	.12%
Portfolio turnover rate	84%	85%	73%	94%	109%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST Goldman Sachs Concentrated Growth Portfolio
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.24	$27.36	$24.83	$16.62	$27.86

Income (Loss) From Investment Operations:
Net investment income (loss)	.22	.06	.05	.07	(.02)
Net realized and unrealized gain (loss) on investments	4.96	(1.14)	2.50	8.14	(11.18)

Total from investment operations	5.18	(1.08)	2.55	8.21	(11.20)

Less Distributions:	(.08)	(.04)	(.02)	—	(.04)

Net Asset Value, end of year	$31.34	$26.24	$27.36	$24.83	$16.62

Total Return(a)	19.77%	(3.96)%	10.29%	49.40%	(40.27)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,350.9	$924.2	$1,949.0	$424.3	$260.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	1.00%	1.01%	1.05%	.93%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.02%	1.05%	1.02%
Net investment income (loss)	.75%	.14%	.21%	.35%	(.07)%
Portfolio turnover rate	58%	65%	37%	65%	53%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Goldman Sachs Large-Cap Value Portfolio
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.91	$15.93	$14.35	$12.44	$23.62

Income (Loss) From Investment Operations:
Net investment income	.19	.20	.14	.17	.27
Net realized and unrealized gain (loss) on investments	2.72	(1.07)	1.67	2.16	(9.11)

Total from investment operations	2.91	(.87)	1.81	2.33	(8.84)

Less Distributions:	(.20)	(.15)	(.23)	(.42)	(2.34)

Net Asset Value, end of year	$17.62	$14.91	$15.93	$14.35	$12.44

Total Return(a)	19.67%	(5.52)%	12.89%	19.19%	(40.69)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,455.3	$1,185.3	$894.8	$874.1	$1,092.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84%	.86%	.87%	.88%	.85%
Expenses Before Waivers and/or Expense Reimbursement	.87%	.87%	.88%	.88%	.85%
Net investment income	1.13%	1.38%	.99%	1.33%	1.44%
Portfolio turnover rate	136%	188%	71%	143%	188%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Goldman Sachs Mid-Cap Growth Portfolio
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.01	$5.44	$4.54	$2.89	$5.86

Income (Loss) From Investment Operations:
Net investment loss	(.01)	(.01)	(.02)	(.02)	(.04)
Net realized and unrealized gain (loss) on investments	.93	(.14)	.92	1.67	(1.94)

Total from investment operations	.92	(.15)	.90	1.65	(1.98)

Less Distributions:	(.68)	(.28)	—	—	(.99)

Net Asset Value, end of year	$5.25	$5.01	$5.44	$4.54	$2.89

Total Return(a)	19.62%	(2.98)%	19.82%	57.09%	(40.79)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$563.0	$411.8	$659.7	$439.8	$107.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	1.13%	1.14%	1.18%	1.16%
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.13%	1.14%	1.18%	1.16%
Net investment loss	(.10)%	(.25)%	(.48)%	(.48)%	(.15)%
Portfolio turnover rate	78%	85%	73%	71%	96%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Goldman Sachs Small-Cap Value Portfolio
	Year Ended December 31,
	2012(c)	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.53	$10.44	$8.28	$6.62	$11.72

Income (Loss) From Investment Operations:
Net investment income	.17	.05	.07	.07	.12
Net realized and unrealized gain (loss) on investments	1.47	.08	2.14	1.69	(2.47)

Total from investment operations	1.64	.13	2.21	1.76	(2.35)

Less Distributions:	(.06)	(.05)	(.05)	(.10)	(2.75)

Capital Contributions (Note 4):	—	.01	—	—	—

Net Asset Value, end of year	$12.11	$10.53	$10.44	$8.28	$6.62

Total Return(a)	15.69%	1.30%	26.77%	26.85%	(26.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$590.9	$357.1	$272.8	$142.9	$85.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.08%	1.10%	1.13%	1.19%	1.15%
Expenses Before Waivers and/or Expense Reimbursement	1.09%	1.10%	1.13%	1.19%	1.15%
Net investment income	1.47%	.69%	.98%	.94%	1.09%
Portfolio turnover rate	87%	105%	78%	57%	67%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST International Growth Portfolio
	Year Ended December 31,
	2012	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.98	$11.53	$10.11	$7.61	$18.26

Income (Loss) From Investment Operations:
Net investment income	.14	.11	.08	.05	.19
Net realized and unrealized gain (loss) on investments	1.86	(1.59)	1.38	2.61	(8.15)

Total from investment operations	2.00	(1.48)	1.46	2.66	(7.96)

Less Distributions:	(.13)	(.07)	(.04)	(.16)	(2.69)

Capital Contributions (Note 4):	.01	— (d)	—	—	—

Net Asset Value, end of year	$11.86	$9.98	$11.53	$10.11	$7.61

Total Return(a)	20.37%	(12.92)%	14.50%	35.29%	(50.23)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,545.7	$2,237.2	$2,777.0	$2,138.5	$1,003.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06%	1.03%	1.09%	1.12%	1.16%
Expenses Before Waivers and/or Expense Reimbursement	1.16%	1.15%	1.14%	1.13%	1.16%
Net investment income	1.19%	1.01%	.72%	.57%	1.30%
Portfolio turnover rate	136%	151%	147%	80%	102%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST International Value Portfolio
	Year Ended December 31,
	2012(c)	2011(c)	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.54	$15.68	$14.25	$11.19	$21.99

Income (Loss) From Investment Operations:
Net investment income	.33	.36	.20	.17	.47
Net realized and unrealized gain (loss) on investments	1.86	(2.30)	1.35	3.19	(9.47)

Total from investment operations	2.19	(1.94)	1.55	3.36	(9.00)

Less Distributions:	(.37)	(.20)	(.12)	(.30)	(1.80)

Capital Contributions (Note 4):	— (d)	—	—	—	—

Net Asset Value, end of year	$15.36	$13.54	$15.68	$14.25	$11.19

Total Return(a)	16.68%	(12.55)%	11.08%	30.50%	(44.00)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,239.6	$1,648.5	$2,166.1	$1,587.2	$657.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.13%	1.12%	1.12%	1.13%	1.16%
Expenses Before Waivers and/or Expense Reimbursement	1.16%	1.15%	1.14%	1.14%	1.16%
Net investment income	2.28%	2.35%	1.60%	1.35%	2.20%
Portfolio turnover rate	31%	40%	28%	40%	50%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST J.P. Morgan International Equity Portfolio
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.61	$20.73	$19.59	$15.07	$26.28

Income (Loss) From Investment Operations:
Net investment income	.41	.35	.29	.27	.59
Net realized and unrealized gain (loss) on investments	3.50	(2.22)	1.07	4.98	(11.25)

Total from investment operations	3.91	(1.87)	1.36	5.25	(10.66)

Less Distributions:	(.40)	(.25)	(.22)	(.73)	(.55)

Capital Contributions (Note 4):	.08	—	—	—	—

Net Asset Value, end of year	$22.20	$18.61	$20.73	$19.59	$15.07

Total Return(a)	21.91%	(9.15)%	7.17%	35.79%	(41.34)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$392.3	$278.7	$364.4	$299.9	$168.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07%	1.05%	1.04%	1.04%	1.02	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.05%	1.04%	1.08%	1.07	%(d)
Net investment income	2.04%	1.73%	1.52%	1.60%	2.71%
Portfolio turnover rate	21%	43%	18%	9%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes loan interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

\	AST Jennison Large-Cap Growth Portfolio
	Year Ended December 31,			September 25, 2009(c) through December 31, 2009
	2012(d)	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.18	$12.10	$10.87	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	— (e)	(.01)	(.01)	—	(e)
Net realized and unrealized gain on investments.	1.85	.09	1.24	.87

Total from investment operations	1.85	.08	1.23	.87

Net Asset Value, end of period	$14.03	$12.18	$12.10	$10.87

Total Return(a)	15.19%	.66%	11.32%	8.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,348.1	$1,483.2	$937.6	$419.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	.99%	1.00%	1.02%	1.05	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.02%	1.08	%(f)
Net investment income (loss)	.01%	(.17)%	(.09)%	(.10	)%(f)
Portfolio turnover rate	66%	85%	66%	23	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	Not annualized.

	AST Jennison Large-Cap Value Portfolio
	Year Ended December 31,			September 25, 2009(c) through December 31, 2009
	2012	2011	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.19	$11.96	$10.55	$10.00

Income (Loss) From Investment Operations:
Net investment income	.09	.05	.05	.01
Net realized and unrealized gain (loss) on investments	1.38	(.75)	1.39	.54

Total from investment operations	1.47	(.70)	1.44	.55

Less Distributions:	(.06)	(.07)	(.03)	—

Net Asset Value, end of period	$12.60	$11.19	$11.96	$10.55

Total Return(a)	13.24%	(5.87)%	13.72%	5.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,437.8	$783.5	$864.0	$358.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.85%	.86%	.87%	.88	%(d)
Expenses Before Waivers and/or Expense Reimbursement	.87%	.87%	.87%	.94	%(d)
Net investment income	.99%	.49%	.55%	.26	%(d)
Portfolio turnover rate	49%	107%	52%	13	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Large-Cap Value Portfolio
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.60	$13.32	$11.90	$10.26	$18.77

Income (Loss) From Investment Operations:
Net investment income	.25	.22	.16	.18	.35
Net realized and unrealized gain (loss) on investments	1.82	(.77)	1.39	1.76	(7.75)

Total from investment operations	2.07	(.55)	1.55	1.94	(7.40)

Less Distributions:	(.47)	(.17)	(.13)	(.30)	(1.11)

Capital Contributions (Note 4):	—	— (d)	—	—	—

Net Asset Value, end of year	$14.20	$12.60	$13.32	$11.90	$10.26

Total Return(a)	16.89%	(4.19)%	13.16%	19.44%	(41.49)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,867.9	$2,620.4	$3,863.8	$2,676.3	$1,508.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.77%	.82%	.84%	.85%	.85	%(e)
Expenses Before Waivers and/or Expense Reimbursement	.87%	.87%	.87%	.88%	.85	%(e)
Net investment income	1.89%	1.69%	1.34%	1.69%	2.39%
Portfolio turnover rate	113%	71%	38%	104%	125%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Includes loan interest expense and merger cost of 0.01%.

	AST Marsico Capital Growth Portfolio
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.11	$19.34	$16.27	$12.65	$23.47

Income (Loss) From Investment Operations:
Net investment income	.15	.08	.05	.10	.09
Net realized and unrealized gain (loss) on investments	2.19	(.26)	3.14	3.64	(9.99)

Total from investment operations	2.34	(.18)	3.19	3.74	(9.90)

Less Distributions:	(.09)	(.05)	(.12)	(.12)	(.92)

Net Asset Value, end of year	$21.36	$19.11	$19.34	$16.27	$12.65

Total Return(a)	12.27%	(.92)%	19.75%	29.76%	(43.66)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,392.7	$2,374.0	$2,547.4	$2,887.7	$1,785.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.98%	.96%	.97%	1.00%	1.00%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.02%	1.02%	1.02%	1.00%
Net investment income	.73%	.40%	.32%	.74%	.48%
Portfolio turnover rate	87%	80%	73%	70%	63%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST MFS Global Equity Portfolio
	Year Ended December 31,
	2012(c)	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.77	$10.13	$9.09	$7.06	$13.81

Income (Loss) From Investment Operations:
Net investment income	.12	.14	.05	.05	.18
Net realized and unrealized gain (loss) on investments	2.11	(.45)	1.04	2.14	(3.97)

Total from investment operations	2.23	(.31)	1.09	2.19	(3.79)

Less Distributions:	(.13)	(.05)	(.05)	(.16)	(2.96)

Capital Contributions (Note 4):	—	— (d)	—	—	—

Net Asset Value, end of year	$11.87	$9.77	$10.13	$9.09	$7.06

Total Return(a)	23.08%	(3.13)%	12.05%	31.51%	(33.99)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$364.0	$214.5	$225.8	$140.9	$76.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.21%	1.20%	1.25%	1.32%	1.26%
Expenses Before Waivers and/or Expense Reimbursement	1.21%	1.20%	1.25%	1.32%	1.30%
Net investment income	1.09%	1.32%	.69%	.87%	1.33%
Portfolio turnover rate	27%	69%	26%	27%	30%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST MFS Growth Portfolio
	Year Ended December 31,
	2012	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.54	$9.63	$8.55	$6.88	$10.84

Income (Loss) From Investment Operations:
Net investment income	.04	— (d)	.03	.01	.02
Net realized and unrealized gain (loss) on investments	1.59	(.06)	1.06	1.67	(3.96)

Total from investment operations	1.63	(.06)	1.09	1.68	(3.94)

Less Distributions:	—	(.03)	(.01)	(.01)	(.02)

Net Asset Value, end of year	$11.17	$9.54	$9.63	$8.55	$6.88

Total Return(a)	17.09%	(.60)%	12.78%	24.49%	(36.39)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,703.1	$1,107.4	$1,797.0	$1,938.4	$575.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84%	.95%	1.01%	1.02%	1.04%
Expenses Before Waivers and/or Expense Reimbursement	1.02%	1.03%	1.02%	1.03%	1.04%
Net investment income (loss)	.45%	(.05)%	.26%	.18%	.39%
Portfolio turnover rate	67%	103%	273%	384%	505%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST MFS Large-Cap Value Portfolio
	August 20, 2012(c) through December 31, 2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.07
Net realized and unrealized gain (loss) on investments	.19

Total from investment operations	.26

Net Asset Value, end of period	$10.26

Total Return(a)	2.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$664.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.99	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.00	%(d)
Net investment income	2.09	%(d)
Portfolio turnover rate	7	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Mid-Cap Value Portfolio
	Year Ended December 31,
	2012(c)	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.45	$11.93	$9.71	$7.12	$12.06

Income (Loss) From Investment Operations:
Net investment income	.24	.08	.07	.08	.16
Net realized and unrealized gain (loss) on investments	1.84	(.49)	2.21	2.66	(4.55)

Total from investment operations	2.08	(.41)	2.28	2.74	(4.39)

Less Distributions:	(.12)	(.07)	(.06)	(.15)	(.55)

Capital Contributions (Note 4):	—	— (d)	—	—	—

Net Asset Value, end of year	$13.41	$11.45	$11.93	$9.71	$7.12

Total Return(a)	18.32%	(3.45)%	23.61%	38.89%	(38.12)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$674.8	$360.8	$427.5	$261.3	$131.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	1.07%	1.09%	1.10%	1.14%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.08%	1.09%	1.10%	1.14%	1.12%
Net investment income	1.88%	.66%	.85%	1.02%	1.64%
Portfolio turnover rate	29%	56%	18%	30%	60%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Neuberger Berman Mid-Cap Growth Portfolio
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.72	$21.36	$16.60	$12.79	$22.51

Income (Loss) From Investment Operations:
Net investment loss	(.08)	(.13)	(.06)	(.02)	(.16)
Net realized and unrealized gain (loss) on investments	2.77	.48	4.82	3.83	(9.56)

Total from investment operations	2.69	.35	4.76	3.81	(9.72)

Capital Contributions (Note 4):	—	.01	—	—	—

Net Asset Value, end of year	$24.41	$21.72	$21.36	$16.60	$12.79

Total Return(a)	12.39%	1.68%	28.67%	29.79%	(43.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$677.9	$562.7	$699.2	$458.2	$318.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.04%	1.05%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.03%	1.04%	1.05%	1.03%
Net investment loss	(.33)%	(.58)%	(.31)%	(.33)%	(.46)%
Portfolio turnover rate	55%	57%	47%	73%	62%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.64	$15.14	$12.42	$9.01	$16.88

Income (Loss) From Investment Operations:
Net investment income	.28	.17	.14	.16	.16
Net realized and unrealized gain (loss) on investments	2.20	(.56)	2.74	3.46	(6.79)

Total from investment operations	2.48	(.39)	2.88	3.62	(6.63)

Less Distributions:	(.17)	(.13)	(.16)	(.21)	(1.24)

Capital Contributions (Note 4):	—	.02	—	—	—

Net Asset Value, end of year	$16.95	$14.64	$15.14	$12.42	$9.01

Total Return(a)	17.13%	(2.49)%	23.43%	40.80%	(42.32)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$494.8	$422.6	$531.1	$451.2	$333.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.03%	1.03%	1.04%	1.05%	1.03%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.04%	1.05%	1.03%
Net investment income	1.67%	.96%	.99%	1.51%	1.13%
Portfolio turnover rate	34%	67%	38%	39%	98%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

Financial Highlights

	AST New Discovery Asset Allocation Portfolio
	April 30, 2012(c) through December 31, 2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	.08
Net realized and unrealized gain (loss) on investments	.35

Total from investment operations	.43

Less Distributions:	(.12)

Net Asset Value, end of period	$10.31

Total Return(a)	4.41%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$404.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.06	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.06	%(d)
Net investment income	1.03	%(d)
Portfolio turnover rate	143	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST Parametric Emerging Markets Equity Portfolio
	Year Ended December 31,					May 1, 2008(c) through December 31, 2008(d)
	2012(d)	2011(d)		2010(d)	2009(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.85	$9.92		$8.14	$4.92	$10.00

Income (Loss) From Investment Operations:
Net investment income	.12	.12		.08	.07	.06
Net realized and unrealized gain (loss) on investments	1.25	(2.12)		1.74	3.18	(5.14)

Total from investment operations	1.37	(2.00)		1.82	3.25	(5.08)

Less Distributions:	(.27)	(.07)		(.04)	(.03)	—

Net Asset Value, end of period	$8.95	$7.85		$9.92	$8.14	$4.92

Total Return(a)	17.93%	(20.27)%		22.42%	66.31%	(50.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,356.6	$881.0		$1,271.6	$645.2	$165.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.41%	1.43	%(e)	1.40%	1.46%	1.62	%(f)
Expenses Before Waivers and/or Expense Reimbursement	1.43%	1.44	%(e)	1.41%	1.46%	1.62	%(f)
Net investment income	1.43%	1.34%		.90%	.98%	1.25	%(f)
Portfolio turnover rate	20%	67%		20%	21%	47	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Includes 0.01% of loan interest expense.

(f)	Annualized.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C11

Financial Highlights

	AST Small-Cap Growth Portfolio
	Year Ended December 31,
	2012	2011(c)	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.20	$20.40	$14.99	$11.20	$17.23

Income (Loss) From Investment Operations:
Net investment income (loss)	— (d)	(.12)	(.03)	.05	.01
Net realized and unrealized gain (loss) on investments	2.44	(.08)	5.48	3.75	(6.04)

Total from investment operations	2.44	(.20)	5.45	3.80	(6.03)

Less Distributions:	—	—	(.04)	(.01)	—

Capital Contributions (Note 4):	.02	—	—	—	—

Net Asset Value, end of year	$22.66	$20.20	$20.40	$14.99	$11.20

Total Return(a)	12.18%	(.98)%	36.42%	33.91%	(35.00)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$639.4	$517.2	$639.8	$362.1	$219.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.04%	1.07%	1.10	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.04%	1.07%	1.10	%(e)
Net investment income (loss)	(.09)%	(.56)%	(.28)%	.36%	.07%
Portfolio turnover rate	112%	66%	57%	69%	104%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	Includes merger expense of 0.02%.

	AST Small-Cap Value Portfolio
	Year Ended December 31,
	2012	2011(c)	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.69	$13.57	$10.81	$8.67	$14.11

Income (Loss) From Investment Operations:
Net investment income	.15	.06	.06	.04	.19
Net realized and unrealized gain (loss) on investments	2.15	(.88)	2.75	2.26	(3.87)

Total from investment operations	2.30	(.82)	2.81	2.30	(3.68)

Less Distributions:	(.7)	(.07)	(.05)	(.16)	(1.76)

Capital Contributions (Note 4):	—	.01	—	—	—

Net Asset Value, end of year	$14.92	$12.69	$13.57	$10.81	$8.67

Total Return(a)	18.16%	(5.98)%	26.11%	26.88%	(29.72)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$907.8	$616.7	$1,055.9	$693.0	$455.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.03%	1.06%	1.06%
Expenses Before Waivers and/or Expense Reimbursement	1.04%	1.04%	1.03%	1.06%	1.06%
Net investment income	1.17%	.46%	.56%	.63%	1.20%
Portfolio turnover rate	53%	53%	46%	94%	76%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C12

Financial Highlights

	AST T. Rowe Price Equity Income Portfolio
		Year Ended December 31,
	2012(c)	2011	2010	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.12	$8.34	$7.47	$6.30	$12.57

Income (Loss) From Investment Operations:
Net investment income	.19	.14	.09	.11	.24
Net realized and unrealized gain (loss) on investments	1.21	(.27)	.89	1.34	(4.97)

Total from investment operations	1.40	(.13)	.98	1.45	(4.73)

Less Distributions:	(.02)	(.09)	(.11)	(.28)	(1.54)

Capital Contributions (Note 4):	—	— (d)	—	—	—

Net Asset Value, end of year	$9.50	$8.12	$8.34	$7.47	$6.30

Total Return(a)	17.25%	(1.64)%	13.24%	23.80%	(41.88)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,427.8	$200.9	$233.8	$190.3	$140.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.84%	.88%	.88%	.92%	.91%
Expenses Before Waivers and/or Expense Reimbursement	.87%	.91%	.92%	.95%	.91%
Net investment income	2.15%	1.57%	1.21%	1.83%	2.45%
Portfolio turnover rate	40%	136%	72%	66%	23%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

	AST T. Rowe Price Global Bond Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.11	$11.03	$10.82	$11.21	$12.36

Income (Loss) From Investment Operations:
Net investment income	.22	.30	.34	.44	.85
Net realized and unrealized gain (loss) on investments	.34	.16	.25	.78	(1.12)

Total from investment operations	.56	.46	.59	1.22	(.27)

Less Distributions:	(.48)	(.38)	(.38)	(1.61)	(.88)

Net Asset Value, end of year	$11.19	$11.11	$11.03	$10.82	$11.21

Total Return(a)	5.23%	4.12%	5.74%	12.12%	(2.44)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$484.1	$405.1	$421.5	$413.5	$269.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.95%	.95%	.98%	.99%	.97%
Expenses Before Waivers and/or Expense Reimbursement	.98%	.98%	.98%	.99%	.97%
Net investment income	1.97%	2.64%	2.89%	3.47%	4.17%
Portfolio turnover rate	62%	88%	97%	93%	117%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C13

Financial Highlights

	AST T. Rowe Price Large-Cap Growth Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.17	$12.38	$10.69	$6.97	$11.74

Income (Loss) From Investment Operations:
Net investment loss	(.01)	(.01)	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	2.15	(.20)	1.70	3.73	(4.74)

Total from investment operations	2.14	(.21)	1.69	3.72	(4.76)

Less Distributions:	—	—	—	—	(.01)

Net Asset Value, end of year	$14.31	$12.17	$12.38	$10.69	$6.97

Total Return(a)	17.58%	(1.70)%	15.81%	53.37%	(40.57)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,042.0	$1,967.9	$1,557.6	$900.4	$695.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	.95%	.98%	1.01%	1.03%	.99	%(c)
Expenses Before Waivers and/or Expense Reimbursement	.99%	1.00%	1.02%	1.03%	.99	%(c)
Net investment income (loss)	.01%	(.19)%	(.21)%	(.11)%	(.10)%
Portfolio turnover rate	63%	93%	65%	98%	73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Includes merger expenses of 0.01%.

	AST T. Rowe Price Natural Resources Portfolio
	Year Ended December 31,
	2012	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.11	$22.58	$18.84	$17.96	$38.84

Income (Loss) From Investment Operations:
Net investment income	.16	.08	.12	.14	.22
Net realized and unrealized gain (loss) on investments	.52	(3.43)	3.71	7.74	(17.80)

Total from investment operations	.68	(3.35)	3.83	7.88	(17.58)

Less Distributions:	(.09)	(.12)	(.09)	(7.00)	(3.30)

Net Asset Value, end of year	$19.70	$19.11	$22.58	$18.84	$17.96

Total Return(a)	3.62%	(14.92)%	20.45%	49.35%	(49.98)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$750.3	$608.9	$988.4	$652.5	$271.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.02%	1.03%	1.03%	1.05%	1.02%
Expenses Before Waivers and/or Expense Reimbursement	1.03%	1.04%	1.04%	1.05%	1.02%
Net investment income	.90%	.34%	.65%	.82%	.65%
Portfolio turnover rate	58%	61%	38%	24%	46%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C14

Financial Highlights

	AST Wellington Management Hedged Equity Portfolio
	Year Ended December 31,
	2012	2011(c)	2010	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.99	$9.34	$8.19	$6.47	$12.60

Income (Loss) From Investment Operations:
Net investment income	.09	.04	.03	.08	.09
Net realized and unrealized gain (loss) on investments	.90	(.36)	1.16	1.74	(4.95)

Total from investment operations	.99	(.32)	1.19	1.82	(4.86)

Less Distributions:	(.03)	(.03)	(.04)	(.10)	(1.27)

Net Asset Value, end of year	$9.95	$8.99	$9.34	$8.19	$6.47

Total Return(a)	11.01%	(3.46)%	14.63%	28.43%	(42.33)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$971.7	$547.7	$482.5	$443.6	$135.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.12%	.87%	.18%	.21%	.20%
Expenses Before Waivers and/or Expense Reimbursement	1.14%	.87%	.18%	.21%	.20%
Net investment income	1.15%	.43%	.34%	.95%	.86%
Portfolio turnover rate	54%	193%	48%	53%	77%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C15

Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST BlackRock Value Portfolio, AST Cohen & Steers Realty Portfolio, AST Federated Aggressive Growth Portfolio, AST Goldman Sachs Concentrated Portfolio, AST Goldman Sachs Large-Cap Value Portfolio, AST Goldman Sachs Mid-Cap Growth Portfolio, AST Goldman Sachs Small-Cap Value Portfolio, AST International Growth Portfolio, AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST Jennison Large-Cap Growth Portfolio, AST Jennison Large-Cap Value Portfolio, AST Large-Cap Value Portfolio, AST Marsico Capital Growth Portfolio, AST MFS Global Equity Portfolio, AST MFS Growth Portfolio, AST MFS Large-Cap Value Portfolio, AST Mid-Cap Value Portfolio, AST Neuberger Berman Mid-Cap Growth Portfolio, AST Neuberger Berman/LSV Mid-Cap Value Portfolio, AST New Discovery Asset Allocation Portfolio, AST Parametric Emerging Markets Equity Portfolio, AST Small Cap Growth Portfolio, AST Small Cap Value Portfolio, AST T. Rowe Price Equity Income Portfolio, AST T. Rowe Price Global Bond Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, and AST Wellington Management Hedged Equity Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2013

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (45) No. of Portfolios Overseen: 92	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (63) No. of Portfolios Overseen: 92	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.).
Kay Ryan Booth (62) No. of Portfolios Overseen: 92	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (74) No. of Portfolios Overseen: 92	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
W. Scott McDonald, Jr., Ph.D. (75) No. of Portfolios Overseen: 92	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (71) No. of Portfolios Overseen: 92	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (62) No. of Portfolios Overseen: 92	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (77) No. of Portfolios Overseen: 92	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (44) No. of Portfolios Overseen: 92	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008)	None.
Robert F. Gunia (66) No. of Portfolios Overseen: 92	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (47) Number of Portfolios Overseen: 92	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Timothy S. Cronin, 2009; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Robert F. O’Donnell, 2012; F. Don Schwartz, 1992.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Valerie M. Simpson (53) Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (56) Assistant Treasurer	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert O’Donnell and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

Approval of Advisory Agreements

Board Consideration of New Management Agreement and Subadvisory Agreement: AST MFS Large-Cap Value Portfolio

Initial Approval of the Portfolio’s Advisory Agreement

As required by the Investment Company Act of 1940 (1940 Act), the Board of Trustees (the Board) considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC and AST Investment Services, Inc. (collectively, the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with Massachusetts Financial Services Company LLC (MFS or the Subadviser), with respect to the AST MFS Large-Cap Value Portfolio (the Portfolio) prior to the Portfolio’s commencement of operations. The Board, including all of the Independent Trustees, met on March 14-15, 2012 and approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the Portfolio.

In advance of the meetings, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Manager and the ;Subadviser; comparable performance information; the fees proposed to be paid by the Portfolio to the Manager and by the Manager to the Subadviser under the Advisory Agreements; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Manager and the Subadviser. In connection with its deliberations, the Board considered information provided by the Manager and the Subadviser at or in advance of the meetings on March 14-15, 2012. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Portfolio.

The Trustees determined that the overall arrangements between the Portfolio and the Manager, which will serve as the Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and the Subadviser, which will serve as the Portfolio’s subadviser pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that in connection with the renewal of the Management Agreement, it had received and considered information about the Manager at the June 2011 Board meetings, and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other portfolios of the Advanced Series Trust (the “Trust”). The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager to the Portfolio would be similar in nature to those provided to other portfolios of the Trust.

With respect to the Subadviser, the Board received and considered information regarding the nature and extent of services that would be provided to the Portfolio under the Subadvisory Agreement. With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of the Subadviser. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the Subadviser. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) as to the Subadviser. The Board also considered the Subadviser’s experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that with respect to the Subadviser, based on the nature of the proposed services to be rendered and the background information that it reviewed about the Subadviser, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided by the Subadviser.

Performance

Because the Portfolio had not yet commenced operations, no actual investment performance of the Portfolio existed for Board review. The Board, however, received and considered information regarding the investment performance of other accounts managed by the Subadviser utilizing an investment style and strategy similar to that proposed for the Portfolio. The Board concluded that it was satisfied with the performance records of the Subadviser.

While there was no historical performance information of the Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees and estimated overall expense ratio for the Portfolio. The Board considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the Portfolio were reasonable.

Profitability

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and the Subadviser or Their Affiliates

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadviser. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other portfolios of the Trust, which are reviewed on an annual basis. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Subadviser and its affiliates as a result of the Subadviser’s subadvisory relationship with the Portfolio. The Board concluded that any potential benefits to be derived by the Subadviser included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

Conclusion

Based on the materials provided to the Board and the presentations made by the Manager and the Subadviser, the Board concluded that approving the Advisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (the “Trust”) portfolios and the applicable variable annuity contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. You should call (888)778-2888 to obtain descriptions of the Trust’s proxy voting policies and procedures. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling (888)778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your variable annuity prospectus to determine which portfolios are available to you.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID DWIGHT, IL PERMIT NO. 3

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239333-00001-00    AST-AR-A-ANNUITY

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2012

This report is one of several that provides financial information about certain investment choices available under variable annuity contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report. Please refer to your variable annuity contract prospectus to determine which supplements are applicable to you.

To receive your annual reports online, go to www.prudentialannuities.com/investor/edelivery, or scan the code below.

AST Bond Portfolio 2015
AST Bond Portfolio 2016
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Global Real Estate Portfolio
AST High Yield Portfolio
AST Lord Abbett Core Fixed-Income Portfolio
AST Money Market Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Prudential Core Bond Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio

Advanced Series Trust Table of Contents	Annual Report	December 31, 2012

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Bond Portfolio 2015	A1
	AST Bond Portfolio 2016	A13
	AST Bond Portfolio 2017	A26
	AST Bond Portfolio 2018	A41
	AST Bond Portfolio 2019	A55
	AST Bond Portfolio 2020	A69
	AST Bond Portfolio 2021	A76
	AST Bond Portfolio 2022	A90
	AST Bond Portfolio 2023	A105
	AST Global Real Estate Portfolio	A116
	AST High Yield Portfolio	A121
	AST Lord Abbett Core Fixed-Income Portfolio	A154
	AST Money Market Portfolio	A172
	AST Neuberger Berman Core Bond Portfolio	A178
	AST Prudential Core Bond Portfolio	A187
	AST QMA US Equity Alpha Portfolio	A220
	AST Quantitative Modeling Portfolio	A231
	AST Western Asset Core Plus Bond Portfolio	A233
	AST Western Asset Emerging Markets Debt Portfolio	A263

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Board Members

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2012

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 31, 2013

Advanced Series Trust, Bond Portfolio 2015	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	3.02%	6.64%
Barclays U.S. Government/Credit Index	4.82	5.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Bond Portfolio 2015 returned 3.02%.

The Portfolio seeks the highest total return for a specified period of time, consistent with preservation of capital and liquidity needs. The Portfolio is managed by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio underperformed its benchmark, the Barclays U.S. Government/Credit Index (the Index), which returned 4.82%. Relative to the Index, the Portfolio’s gain was limited by its shorter duration, which measures the sensitivity of a security or group of securities to changes in interest rates. While most bond sectors posted positive returns during the period, those with longer durations generally recorded the best returns, thanks to modestly declining interest rates in many maturities and strong demand from investors searching for higher yields. The Portfolio’s gain also was limited by a sizable underweighting in investment-grade corporates, which were the Index’s best-performing sector.

On the positive side, the Portfolio benefited from its significant underweighting in U.S. Treasury securities, which recorded modest gains but were outdistanced by virtually all other fixed-income sectors during the period. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) also helped, as they outperformed in 2012, thanks to stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security. Positions in asset-backed securities (ABS) and agency mortgage-backed securities — two other non-Index sectors that outperformed — also added value.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Term Zero Coupon Swap Index December 31, 2015 (Swap Index). For the year, it topped the 2.64% return of the Swap Index, which does not include the impact of mutual fund operating expenses. Versus the Swap Index, overweighted exposures to corporates and CMBS aided the Portfolio, while security selection in corporates was a slight negative.

Although the broad fixed-income indexes paint a bland picture of 2012 — the Barclays U.S. Aggregate Bond Index returned 4.22% — it was a bright year for the spread sectors, which are sectors with greater credit risk than Treasuries. For example, returns for investment-grade corporate bonds and CMBS were both approximately 10%, while gains for high-yield bonds and emerging-markets debt pushed well into the teens. Low economic growth and inflation, combined with high demand from pension funds, retail investors, and the Federal Reserve, was a formula for low U.S. Treasury rates and narrowing spreads across fixed-income sectors, which lifted bond prices. Although tensions in Europe flared during the year, they declined over most of the second half. This not only allowed yields in “peripheral” Euro zone countries to decline, but also created a tailwind for spread products globally as contagion fears abated. While the U.S. media focused primarily on the so-called “fiscal cliff” in the final weeks of the year, the markets largely shrugged it off, as investors appeared to correctly assume that, in the final analysis, the cliff would be smoothed to a more manageable slope.

U.S. Treasury yields closed the year largely in line with year-end 2011. Two-year yields ended relatively flat, at 0.25%, five-year yields declined modestly to 0.72%, and 30-year yields rose 2.95%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Term Zero Coupon Swap Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and Prudential Financial company.

Advanced Series Trust, Bond Portfolio 2016	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	4.17%	4.80%
Barclays U.S. Government/Credit Index	4.82	6.15

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Bond Portfolio 2016 returned 4.17%.

The Portfolio seeks the highest total return for a specified period of time, consistent with preservation of capital and liquidity needs. The Portfolio is managed by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio underperformed its benchmark, the Barclays U.S. Government/Credit Index (the Index), which returned 4.82%. Relative to the Index, the Portfolio’s gain was limited by a sizable underweighting in investment-grade corporates, which were the Index’s best-performing sector.

On the positive side, the Portfolio benefited from its significant underweighting in U.S. Treasury securities, which recorded modest gains but were outdistanced by virtually all other fixed-income sectors during the period. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) also helped, as they outperformed in 2012, thanks to stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security. Positions in asset-backed securities (ABS) and agency mortgage-backed securities — two other non-Index sectors that outperformed — added value as well.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Term Zero Coupon Swap Index December 31, 2016 (Swap Index). For the year, it topped the 3.73% return of the Swap Index, which does not include the impact of mutual fund operating expenses. Versus the Swap Index, overweighted exposures to corporates and CMBS aided the Portfolio, while security selection in corporates was a slight negative.

Although the broad fixed-income indexes paint a bland picture of 2012 — the Barclays U.S. Aggregate Bond Index returned 4.22% — it was a bright year for the spread sectors — that is, sectors with greater credit risk than Treasuries. For example, returns for investment-grade corporates and CMBS were both approximately 10%, while the gains for high-yield bonds and emerging-markets debt pushed well into the teens. Low growth and inflation, combined with high demand from pension funds, retail investors, and of course, the Federal Reserve, was a formula for low U.S. Treasury rates and narrowing spreads across fixed-income sectors, which lifted bond prices. Although tensions in Europe flared during the year, they declined over most of the second half. This not only allowed yields in so-called “peripheral” Euro zone countries to decline, but also created a tailwind for spread products globally as contagion fears abated. While the U.S. media focused primarily on the so-called “fiscal cliff” in the final weeks of the year, the markets largely shrugged it off, as investors appeared to correctly assume that, in the final analysis, the cliff would be smoothed to a more manageable slope.

U.S. Treasury yields closed the year at levels largely in line with year-end 2011. Two-year yields ended relatively flat, at 0.25%, five-year yields declined modestly to 0.72%, and 30-year yields rose a bit to 2.95%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Term Zero Coupon Swap Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2017	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.12%	8.71%
Barclays U.S. Government/Credit Index	4.82	6.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Bond Portfolio 2017 returned 5.12%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is managed by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit Index (the Index), which returned 4.82%. Relative to the Index, the Portfolio benefited from its significant underweighting in U.S. Treasury securities, which recorded modest gains but were outdistanced by virtually all other fixed-income sectors. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) also helped, as they outperformed in 2012, thanks to stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security. Positions in asset-backed securities (ABS) and agency mortgage-backed securities — two other non-Index sectors that outperformed — added value as well. The Portfolio’s duration — a measure of its sensitivity to changes in interest rates — was modestly positive, as it was slightly longer than that of the Index. Longer duration was an advantage during the period, thanks to declining interest rates in many maturities and strong demand from investors searching for higher yields.

Conversely, the Portfolio’s results were limited by a sizable underweighting in investment-grade corporates, which were the Index’s best-performing sector.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Term Zero Coupon Swap Index December 31, 2017 (Swap Index). For the year, it topped the 4.72% return of the Swap Index, which does not include the impact of mutual fund operating expenses. Versus the Swap Index, overweighted exposures to corporates and CMBS aided the Portfolio, while security selection in corporates was a slight negative.

Although the broad fixed-income indexes paint a bland picture of 2012 — the Barclays U.S. Aggregate Bond Index returned 4.22% — it was a bright year for the spread sectors, which are sectors with greater credit risk than Treasuries. For example, returns for investment-grade corporates and CMBS were both approximately 10%, while gains for high-yield bonds and emerging-markets debt pushed well into the teens. Low growth and inflation, combined with high demand from pension funds, retail investors, and of course, the Federal Reserve, was a formula for low U.S. Treasury rates and narrowing spreads across fixed-income sectors, which lifted bond prices. Although tensions in Europe flared during the year, they declined over most of the second half. This not only allowed yields in so-called “peripheral” Euro zone countries to decline, but also created a tailwind for spread products globally as contagion fears abated. While attention in the U.S. focused primarily on the so-called “fiscal cliff” in the final weeks of the year, the markets largely shrugged it off, as investors appeared to correctly assume that, in the end, the cliff would be smoothed to a more manageable slope.

U.S. Treasury yields closed the year at levels largely in line with year-end 2011. Two-year yields ended relatively flat, at 0.25%, five-year yields declined modestly to 0.72%, and 30-year yields rose 2.95%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Term Zero Coupon Swap Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2018	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.72%	9.09%
Barclays U.S. Government/Credit Index	4.82	5.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Bond Portfolio 2018 returned 5.72%.

The Portfolio’s seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is managed by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit Index (the Index), which returned 4.82%. Relative to the Index, the Portfolio benefited from its significant underweighting in U.S. Treasury securities, which recorded modest gains but were outdistanced by virtually all other fixed-income sectors. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) also helped, as they outperformed in 2012, thanks to stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security. Positions in asset-backed securities (ABS) and agency mortgage-backed securities — two other non-Index sectors that outperformed — added value as well. The Portfolio’s duration — a measure of its sensitivity to changes in interest rates — was a positive, as it was longer than that of the Index. Longer duration was an advantage during the period, thanks to modestly declining interest rates in many maturities and strong demand from investors searching for higher yields.

Conversely, the Portfolio’s results were limited by a sizable underweighting in investment-grade corporates, which were the Index’s best-performing sector.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Term Zero Coupon Swap Index December 31, 2018 (Swap Index). For the year, it topped the 5.40% return of the Swap Index, which does not include the impact of mutual fund operating expenses. Versus the Swap Index, overweighted exposures to corporates and CMBS aided the Portfolio, while security selection in corporates was a slight negative.

Although the broad fixed-income indexes paint a bland picture of 2012 — the Barclays U.S. Aggregate Bond Index returned 4.22% — it was a bright year for the spread sectors, which are sectors with greater credit risk than Treasuries. For example, returns for investment-grade corporate bonds and CMBS were both approximately 10%, while gains for high-yield bonds and emerging-markets debt pushed well into the teens. Low growth and inflation, combined with high demand from pension funds, retail investors, and of course, the Federal Reserve, was a formula for low U.S. Treasury rates and narrowing spreads across fixed-income sectors, which lifted bond prices. Although tensions in Europe flared during the year, they declined over most of the second half. This allowed yields in so-called “peripheral” Euro-zone countries to decline and created a tailwind for spread products globally as contagion fears abated. While the U.S. media focused primarily on the so-called “fiscal cliff” in the final weeks of the year, the markets largely shrugged it off, as investors appeared to correctly assume that, in the final analysis, the cliff would be smoothed to a more manageable slope.

U.S. Treasury yields closed the year at levels largely in line with year-end 2011. Two-year yields ended relatively flat, at 0.25%, five-year yields declined modestly to 0.72%, and 30-year yields rose a bit to 2.95%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Term Zero Coupon Swap Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2019	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.86%	9.35%
Barclays U.S. Government/Credit Index	4.82	5.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Bond Portfolio 2019 returned 5.86%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is managed by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit Index (the Index), which returned 4.82%. Relative to the Index, the Portfolio benefited from its significant underweighting in U.S. Treasury securities, which recorded modest gains but were outdistanced by virtually all other fixed-income sectors. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) also helped, as they outperformed in 2012, thanks to stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security. Positions in asset-backed securities (ABS) and agency mortgage-backed securities — two other non-Index sectors that outperformed — added value as well. The Portfolio’s duration — a measure of its sensitivity to changes in interest rates — was a positive, as it was longer than that of the Index. Longer duration was an advantage during the period, thanks to modestly declining interest rates in many maturities and strong demand from investors searching for higher yields.

Conversely, the Portfolio’s results were limited by a sizable underweighting in investment-grade corporates, which were the Index’s best-performing sector.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Term Zero Coupon Swap Index December 31, 2019 (Swap Index). For the year, it topped the 5.75% return of the Swap Index, which does not include the impact of mutual fund operating expenses. Versus the Swap Index, overweighted exposures to corporates and CMBS aided the Portfolio, while security selection in ABS was a slight negative.

Although the broad fixed-income indexes paint a bland picture of 2012 — the Barclays U.S. Aggregate Bond Index returned 4.22% — it was a bright year for the spread sectors, which are sectors with greater credit risk than Treasuries. For example, returns for investment-grade corporate bonds and CMBS were both approximately 10%, while gains for high-yield bonds and emerging-markets debt pushed well into the teens. Low growth and inflation, combined with high demand from pension funds, retail investors, and of course, the Federal Reserve, was a formula for low U.S. Treasury rates and narrowing spreads across fixed-income sectors, which lifted bond prices. Tensions in Europe flared during the year, but declined over most of the second half. This allowed yields in so-called “peripheral” Euro zone countries to decline and created a tailwind for spread products globally as contagion fears abated. While the U.S. media focused primarily on the so-called “fiscal cliff” in the final weeks of the year, the markets largely shrugged it off, as investors appeared to correctly assume that, in the final analysis, the cliff would be smoothed to a more manageable slope.

U.S. Treasury yields closed the year at levels largely in line with year-end 2011. Two-year yields ended relatively flat, at 0.25%, five-year yields declined modestly to 0.72%, and 30-year yields rose a bit to 2.95%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Term Zero Coupon Swap Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2020	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	6.32%	6.02%
Barclays U.S. Government/Credit Index	4.82	6.15

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/2/2009. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Bond Portfolio 2020 returned 6.32%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is managed by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit Index (the Index), which returned 4.82%. Relative to the Index, the Portfolio benefited from its significant underweighting in U.S. Treasury securities, which recorded modest gains but were outdistanced by virtually all other fixed-income sectors during the period. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) also helped, as they outperformed in 2012, thanks to stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security. Positions in asset-backed securities (ABS) and agency mortgage-backed securities — two other non-Index sectors that outperformed — also added value. The Portfolio’s duration — a measure of its sensitivity to changes in interest rates — was a positive, as it was longer than that of the Index. Longer duration was an advantage during the period, thanks to modestly declining interest rates in many maturities and strong demand from investors searching for higher yields.

Conversely, the Portfolio’s results were limited by a sizable underweighting in investment-grade corporates, which were the Index’s best-performing sector.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Term Zero Coupon Swap Index December 31, 2020 (Swap Index). For the year, it topped the 5.86% return of the Swap Index, which does not include the impact of mutual fund operating expenses. Versus the Swap Index, overweighted exposures to corporates and CMBS aided the Portfolio, while security selection in ABS was a slight negative.

Although the broad fixed-income indexes paint a bland picture of 2012 — the Barclays U.S. Aggregate Bond Index returned 4.22% — it was a bright year for the spread sectors, which are sectors with greater credit risk than Treasuries. For example, returns for investment-grade corporate bonds and CMBS were both approximately 10%, while the gains for high-yield bonds and emerging-markets debt pushed well into the teens. Low growth and inflation and high demand from pension funds, retail investors, and of course, the Federal Reserve, was a formula for low U.S. Treasury rates and narrowing spreads across fixed-income sectors, which lifted bond prices. Tensions in Europe flared during the year, but declined over most of the second half. This allowed yields in so-called “peripheral” Euro zone countries to decline and created a tailwind for spread products globally as contagion fears abated. While the U.S. media focused primarily on the so-called “fiscal cliff” in the final weeks of the year, the markets largely shrugged it off, as investors appeared to correctly assume that, in the final analysis, the cliff would be smoothed to a more manageable slope.

U.S. Treasury yields closed the year at levels largely in-line with year-end 2011. Two-year yields ended relatively flat, at 0.25%, five-year yields declined modestly to 0.72%, and 30-year yields rose a bit to 2.95%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Term Zero Coupon Swap Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2021	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	6.80%	12.98%
Barclays U.S. Government/Credit Index	4.82	6.70

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/4/2010. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Bond Portfolio 2021 returned 6.80%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is managed by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit Index (the Index), which returned 4.82%. Relative to the Index, the Portfolio benefited from its significant underweighting in U.S. Treasury securities, which recorded modest gains but were outdistanced by virtually all other fixed-income sectors during the period. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) also helped, as they outperformed in 2012, thanks to stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security. Positions in asset-backed securities (ABS) and agency mortgage-backed securities — two other non-Index sectors that outperformed — added value as well. The Portfolio’s duration — a measure of its sensitivity to changes in interest rates — was a positive, as it was longer than that of the Index. Longer duration was an advantage during the period, thanks to modestly declining interest rates in many maturities and strong demand from investors searching for higher yields.

Conversely, the Portfolio’s results were limited by a sizable underweighting in investment-grade corporates, which were the Index’s best-performing sector.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Term Zero Coupon Swap Index December 31, 2021 (Swap Index). For the year, it topped the 5.82% return of the Swap Index, which does not include the impact of mutual fund operating expenses. Versus the Swap Index, overweighted exposures to corporates and CMBS aided the Portfolio, while security selection in ABS and CMBS detracted from results.

Although the broad fixed-income indexes paint a bland picture of 2012 — the Barclays U.S. Aggregate Bond Index returned 4.22% — it was a bright year for the spread sectors, which are sectors with greater credit risk than Treasuries. For example, returns for investment-grade corporates and CMBS were both approximately 10%, while gains for high-yield bonds and emerging-markets debt pushed well into the teens. Low growth and inflation and high demand from pension funds, retail investors, and of course, the Federal Reserve, was a formula for low U.S. Treasury rates and narrowing spreads across fixed-income sectors, which lifted bond prices. Tensions in Europe flared during the year, but declined over most of the second half. This allowed yields in so-called “peripheral” Euro-zone countries to decline and created a tailwind for spread products globally as contagion fears abated. While the U.S. media focused primarily on the so-called “fiscal cliff” in the final weeks of the year, the markets largely shrugged it off, as investors appeared to correctly assume that, in the final analysis, the cliff would be smoothed to a more manageable slope.

U.S. Treasury yields closed the year at levels largely in line with year-end 2011. Two-year yields ended relatively flat, at 0.25%, five-year yields declined modestly to 0.72%, and 30-year yields rose by 2.95%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Term Zero Coupon Swap Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2022	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	5.85%	13.88%
Barclays U.S. Government/Credit Index	4.82	6.76

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Bond Portfolio 2022 returned 5.85%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit Index (the Index), which returned 4.82%. Relative to the Index, the Portfolio benefited from its significant underweighting in U.S. Treasury securities, which recorded modest gains but were outdistanced by virtually all other fixed-income sectors during the period. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) also helped, as they outperformed in 2012, thanks to stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security. Positions in asset-backed securities (ABS) and agency mortgage-backed securities — two other non-Index sectors that outperformed — added value as well. The Portfolio’s duration — a measure of its sensitivity to changes in interest rates — was a positive, as it was longer than that of the Index. Longer duration was an advantage during the period, thanks to modestly declining interest rates in many maturities and strong demand from investors searching for higher yields.

Conversely, the Portfolio’s results were limited by a sizable underweighting in investment-grade corporates, which were the Index’s best-performing sector.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Term Zero Coupon Swap Index December 31, 2022 (Swap Index). For the year, it topped the 5.66% return of the Swap Index, which does not include the impact of mutual fund operating expenses. Versus the Swap Index, overweighted exposures to corporates and CMBS aided the Portfolio, while security selection in ABS and CMBS detracted from results.

Although the broad fixed-income indexes paint a bland picture of 2012 — the Barclays U.S. Aggregate Bond Index returned 4.22% — it was a bright year for the spread sectors, which are sectors with greater credit risk than Treasuries. For example, returns for investment-grade corporates and CMBS were both approximately 10%, while the gains for high-yield bonds and emerging-markets debt pushed well into the teens. Low growth and inflation and with high demand from pension funds, retail investors, and of course, the Federal Reserve, was a formula for low U.S. Treasury rates and narrowing spreads across fixed-income sectors, which lifted bond prices. Tensions in Europe flared during the year, but declined over most of the second half. This allowed yields in so-called “peripheral” Euro zone countries to decline and created a tailwind for spread products globally as contagion fears abated. While the U.S. media focused primarily on the so-called “fiscal cliff” in the final weeks of the year, the markets largely shrugged it off, as investors appeared to correctly assume that, in the final analysis, the cliff would be smoothed to a more manageable slope.

U.S. Treasury yields closed the year at levels largely in line with year-end 2011. Two-year yields ended relatively flat, at 0.25%, five-year yields declined modestly to 0.72%, and 30-year yields rose a bit to 2.95%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Term Zero Coupon Swap Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Bond Portfolio 2023	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	Since Inception
Portfolio	5.90%
Barclays U.S. Government/Credit Index	4.82

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/3/2012. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Since its inception on January 3, 2012 through December 31, 2012, the AST Bond Portfolio 2023 returned 5.90%.

The Portfolio seeks the highest total return for a specified period of time, consistent with the preservation of capital and liquidity needs. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio outperformed its benchmark, the Barclays U.S. Government/Credit Index (the Index), which returned 4.82%. Relative to the Index, the Portfolio benefited from its significant underweighting in U.S. Treasury securities, which recorded modest gains but were outdistanced by virtually all other fixed-income sectors during the period. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) also helped, as they outperformed in 2012, thanks to stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security. Positions in asset-backed securities (ABS) and agency mortgage-backed securities — two other non-Index sectors that outperformed — added value as well. The Portfolio’s duration — a measure of its sensitivity to changes in interest rates — was a positive, as it was longer than that of the Index. Longer duration was an advantage during the period, thanks to modestly declining interest rates in many maturities and strong demand from investors searching for higher yields.

Conversely, the Portfolio’s results were limited by a sizable underweighting in investment-grade corporates, which were the Index’s best-performing sector.

The Portfolio also tries to achieve an appropriate match between its assets and a liability under certain annuity benefit programs, which have a similar maturity to the Barclays Fixed Term Zero Coupon Swap Index December 31, 2023 (Swap Index). For the year, it topped the 5.41% return of the Swap Index, which does not include the impact of mutual fund operating expenses. Versus the Swap Index, overweighted exposures to corporates and CMBS aided the Portfolio, while sector allocation within mortgage-backed securities was a slight negative.

Although the broad fixed-income indexes paint a bland picture of 2012 — the Barclays U.S. Aggregate Bond Index returned 4.22% — it was a bright year for the spread sectors, which are sectors with greater credit risk than Treasuries. For example, returns for investment-grade corporates and CMBS were both approximately 10%, while the gains for high-yield bonds and emerging-markets debt pushed well into the teens. Low growth and inflation and high demand from pension funds, retail investors, and of course, the Federal Reserve, was a formula for low U.S. Treasury rates and narrowing spreads across fixed-income sectors, which lifted bond prices. Tensions in Europe flared during the year, but declined over most of the second half. This allowed yields in so-called “peripheral” Euro zone countries to decline and created a tailwind for spread products globally as contagion fears abated. While the U.S. media focused primarily on the so-called “fiscal cliff” in the final weeks of the year, the markets largely shrugged it off, as investors appeared to correctly assume that, in the final analysis, the cliff would be smoothed to a more manageable slope.

U.S. Treasury yields closed the year at levels largely in line with year-end 2011. Two-year yields ended relatively flat, at 0.25%, five-year yields declined modestly to 0.72%, and 30-year yields rose a bit to 2.95%.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Government/Credit Index is an unmanaged, market-weighted index comprised of government and investment-grade corporate debt instruments with maturities of one year or greater. Barclays Fixed Term Zero Coupon Swap Index is designed to replicate the performance of investments in nominal interest rate swaps using transparent swap pricing based on ISDA swap fixing rates. Each index reflects the return of entering into a nominal swap for a specific tenor length measured in years on each roll date. Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Global Real Estate Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	26.81%	0.48%
S&P Developed BMI Property Net Index	27.83	0.66

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/1/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Global Real Estate Portfolio returned 26.81%.

The Portfolio is subadvised by Prudential Real Estate Investors, also known as PREI, a business unit of Prudential Investment Management, Inc. The Portfolio’s investment objective is to seek capital appreciation and income.

Global real estate markets realized strong gains in 2012, buoyed by improvements in property fundamentals and worldwide central bank accommodation. Profiting from the slowly recovering economy and an attractive supply/demand curve, U.S. real estate securities outperformed the broader stock market for the fourth consecutive year.

The Portfolio slightly underperformed its benchmark, the S&P Developed BMI Property Net Index (the Index), which returned 27.83%. Performance drivers were security selection and country allocation. Security selection in North America and Asia boosted returns relative to the Index while an underweight in Europe and an allocation to Brazil detracted.

Within the U.S., the Portfolio benefited primarily from good stock selection in the healthcare and storage property sectors relative to the Index. The Portfolio’s underweight and stock selection in the office sector benefited performance as the sector continues to be hampered by the slowly recovering economy. Conversely, the most notable detractors were an overweight in the storage and multifamily sectors and an overweight and security selection in the hotel sector.

Within the Asia Pacific Region, stock selection in Hong Kong and Australia boosted returns. However, Japan was the best performing county in the region and an underweight in that country detracted from returns.

Promises that the European Central Bank will serve as a lender of last resort for debt-strapped European countries served as a catalyst for property stocks, and the Portfolio’s underweight in the region modestly detracted, offsetting the positive impact of stock selection. Similarly, an underweight in Switzerland and security selection in the United Kingdom were more than offset by an overweight in the Netherlands and an underweight in France. Conversely, security selection in both the Netherlands and France contributed to Portfolio performance.

PREI believes that in 2013, within an economic framework of slow growth and low interest rates, U.S. real estate securities should experience gradual improvement in operating fundamentals, dividend growth, and access to low cost debt and equity capital. In Europe, returns on securities will likely focus more on overall economic and political events than real estate fundamentals. Government policies are expected to continue to determine performance in Japan and China.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

The S&P Developed BMI Property Net Index is a leading unmanaged benchmark of both institutional and retail real estate funds. With approximately 350 constituents from 18 countries, the World Property Index provides investors a comprehensive benchmark that can be used for active or passive management. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, High Yield Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	13.88%	6.12%	7.59%
BofA Merrill Lynch U.S. High Yield Master II Index	15.59	10.01	10.39
Barclays U.S. High Yield 2% Issuer Capped Index	15.78	10.45	10.60

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST High Yield Portfolio returned 13.88%.

The Portfolio’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc., (PIM), and J.P. Morgan Investment Management, Inc.

The high yield market performed very well in 2012, with the CCC-rated issues and weaker segment the strongest through much of the year. The market was driven by investors still shying away from stocks while central banks around the world, including the U.S. Federal Reserve, acted to depress the yields of short-term and government securities. In search of yield, investors poured cash into the high yield market, driving rates down to record lows as they bid the bond prices up.

The Portfolio lagged the Barclays U.S. High Yield 2% Issuer Capped Index (the Index), which returned 15.78%. The J.P. Morgan segment matched the return of the benchmark while the PIM sleeve underperformed slightly for the year.

The PIM sleeve was hurt by holding cash balances of 3% to 5% during periods of strong market performance. Moreover, PIM had a conservative bias (a preference for higher quality high yield bonds) in a year dominated by a move to lower quality bonds in search of higher yield. PIM also preferred shorter duration bonds, finding the best values at the front of the yield curve, but longer duration bonds outperformed shorter duration over the year. Overall, PIM tended to be under-risked at a time when risk rallied.

The Portfolio held a small amount of credit defaults swaps, which are derivatives similar to insurance contracts on debt positions, to substitute for cash holdings. They did not have a material impact on its performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

BofA Merrill Lynch U.S. High Yield Master II Index is an unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Barclays U.S. High Yield 2% Issuer Capped Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment adviser and Prudential Financial company.

Advanced Series Trust, Lord Abbett Core Fixed-Income Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	5.93%	6.46%	7.47%
Barclays U.S. Aggregate Bond Index	4.22	5.95	5.18

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Lord Abbett Core Fixed-Income Portfolio returned 5.93%.

The Portfolio’s investment objective is to seek income and capital appreciation to produce a high total return. The Portfolio is subadvised by Lord, Abbett & Co. LLC.

While U.S. economic activity has been muted, it has experienced a higher growth rate in comparison to many other global economies. Credit-risk sectors of the bond market outperformed Treasuries during the period due to further monetary policy support in the United States and globally. Corporate spreads versus Treasuries tightened during the period. Demand for corporate bonds was strong as investors continued to reach for yield amid an environment of historically low interest rates.

Investors’ increased willingness to assume credit risk led to outperformance of lower-rated investment-grade corporate bonds over higher-rated issues. The holdings in investment-grade corporates helped relative performance, as the Portfolio concentrated on ‘BBB’-rated bonds, which outperformed higher-rated issues. Another significant factor contributing to the relative performance was an overweight in commercial mortgage-backed securities (CMBS), which performed well during the period. Security selection within fixed-rate MBS was another factor contributing to overall performance.

Detracting from relative performance was the underweight in agency debentures, which outperformed similar maturity Treasury securities. During the period, the Portfolio’s position in agency debentures was reduced and the Portfolio is no longer invested in the sector. In addition, the Portfolio’s underweight in sovereign bonds detracted from relative performance, as sovereign bonds were one of the best performing sectors of the bond market during the period. However, this was offset by security selection within the sector as the Portfolio avoided sovereign debt issued by the most troubled countries of the Euro zone.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Money Market Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.00%	0.01%	0.56%	1.63%
Lipper (VIP) Money Market Funds Average	N/A	-0.03	0.47	1.58

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

7-DAY CURRENT NET YIELDS*

For the year ended December 31, 2012, the AST Money Market Portfolio returned 0.01%.

The Portfolio’s investment objective is to seek high current income and maintain high levels of liquidity. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

The Portfolio performed in line with the return of the Lipper (VIP) Money Market Funds Average in 2012. On December 31, 2012, the Portfolio’s seven-day current yield was 0.00%, compared with 0.02% on December 27, 2011.

The seven-day current yield and total return of the Portfolio remained near zero throughout the period, as yields on all money market funds in the United States are at historically low levels. Recessionary data kept central bankers around the globe on the path of monetary easing, forcing interest rates lower across the board. The general trend towards a resolution of the European debt problems helped to push three-month LIBOR rates down to 0.30% during the year. At home, the Federal Reserve extended the outlook of easier monetary policy and introduced Mortgage Backed Securities to its Quantitative Easing programs. The Federal Funds effective rate ended the year at 0.09%.

For much of the year, the Portfolio’s weighted average maturity was shorter than the peer group as tight corporate spreads and a flat yield curve provided few investment opportunities. Furthermore, given the on-going sovereign and banking crisis in Europe, the Portfolio maintained a defensive posture relative to the peer group, which adversely impacted performance. The Fund, instead, maintained a high level of liquidity by purchasing government and agency securities as well as repurchase agreements.

As year-end approached, the Portfolio reduced its exposure to very short-term transactions known as repurchase agreements, which are collateralized by U.S. Treasury securities or federal agency securities, as the collateral necessary for such transactions became less abundant. The Portfolio subsequently increased its holdings of government agency securities primarily by adding LIBOR based agency floating rate securities as spreads on this sector widened.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

*	Source: iMoneyNet, Inc. based on 281 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/25/2012.

Lipper Variable Insurance Products (VIP) Money Market Funds Average The Lipper (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc., and reflects Funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value. These returns are net of investment fees and fund expenses, but not product charges. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

An investment in a Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Advanced Series Trust, Neuberger Berman Core Bond Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	4.88%	5.11%
Barclays U.S. Aggregate Bond Index	4.22	4.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/17/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Neuberger Berman Core Bond Portfolio returned 4.88%

The Portfolio is subadvised by Neuberger Berman Fixed Income LLC. The Portfolio’s investment objective is to maximize total return consistent with the preservation of capital.

The financial markets were volatile at times during the fourth quarter as the clock ticked closer to the “fiscal cliff.” Consumer confidence fell sharply in December, as it appeared that lawmakers in Washington would fail to reach a “grand bargain” to avert more than $500 billion in tax increases and mandatory government spending cuts set to kick in on January 1, 2013. Despite periodic flights to quality, both short- and longer-term Treasury yields moved higher during the quarter as expectations for future inflation increased. While certain lower quality/higher yielding spread sectors generated solid absolute and relative results during the quarter, others performed largely in line with, or slightly lagged, equal-duration Treasuries.

The Federal Reserve Board’s (the Fed) final meeting of the year concluded in mid-December, announcing a continued commitment to its highly accommodative monetary policy, pending further improvement in the unemployment picture. The central bank said it would continue purchasing $40 billion per month of agency mortgage-backed securities (MBS) as well as $45 billion per month of longer-term Treasuries. The Fed also announced that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

The Portfolio outperformed its benchmark during the 12 months ended December 31, 2012. The largest contributor to performance was the Portfolio’s allocation to commercial mortgage-backed securities. Also benefiting results were allocations to residential mortgage-backed securities, Treasury Inflation-Protected Securities (TIPS), and investment grade corporate bonds. Duration positioning was also a modest contributor to performance. These positives were only slightly offset by the Portfolio’s allocation to agency securities, which underperformed.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Prudential Core Bond Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	7.11%	7.04%
Barclays U.S. Aggregate Bond Index	4.22	4.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 10/17/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Prudential Core Bond Portfolio returned 7.11%.

The Portfolio is subadvised by Prudential Investment Management, Inc. The Portfolio’s investment objective is to seek to maximize total return consistent with the long-term preservation of capital.

With the U.S. economy on track to grow at a more moderate pace, bond investors generally became less risk averse, especially through the second half of the year. However, broad fixed income indexes painted a pretty bland picture of overall bond performance in 2012, as the Barclays U.S. Aggregate Bond Index posted a modest return. Tensions in Europe declined through the second half of the year. As a result, yields on the debt of peripheral countries in the euro zone declined and created a tailwind for most bonds globally as fears of a financial “contagion-effect” in Europe abated. In the final weeks of the year, the media focused primarily on the so-called “U.S. fiscal cliff.” However, the markets largely shrugged off the cliff, as it morphed into more of a manageable slope.

U.S. Treasury yields closed the year at historically low levels largely in line with the end of the previous year. Investors searching for yield turned to the corporate bond markets for the second year in a row, and the sector delivered impressive results.

The Portfolio outperformed the Barclays U.S. Aggregate Bond Index (the Index), which returned 4.22%. An overweight to spread sectors which outperformed government bonds was the primary driver of performance relative to the Index. The Portfolio’s overweight in commercial mortgage-backed securities (CMBS) also contributed to returns as the sector has benefited from stabilizing commercial real estate values and improving supply/demand levels. The Portfolio’s positions in high yield corporate bonds, bank loans and emerging market debt also boosted returns.

Security selection was another prominent contributor. In asset backed securities, positions in AAA-rated collateralized loan obligations were beneficial, as were positions in mortgage-backed securities. In investment grade corporate bonds, an emphasis on financials helped as the sector continued to recover from the global credit crisis that began in 2008.

Foreign exchange positions added value in certain G10 currencies (a group of ten currencies considered to be world’s most liquid) including New Zealand, Australia and the Canadian dollar, and in a variety of emerging market currencies as all outperformed the U.S. dollar for the year. Tactical duration strategies and yield curve positioning also contributed to the Portfolio’s performance. (Duration measures the approximate price change of a bond portfolio for a given change in interest rates.)

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, QMA US Equity Alpha Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	18.81%	1.09%	5.81%
Russell 1000® Index	16.42	1.92	7.52

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST QMA US Equity Alpha Portfolio returned 18.81%.

The Portfolio’s investment objective is long-term capital appreciation. The Portfolio is subadvised by Quantitative Management Associates LLC (QMA).

The Portfolio outperformed the 16.42% return of its benchmark, the Russell 1000® Index (the Index). Nearly all elements of QMA’s investment process were successful in 2012. Valuation factors tended to pay off when investors were more confident and willing to take on risk by snapping up “riskier” cheap companies. Companies with positive “news” (signals about the future growth prospects of companies) and higher quality were most rewarded in periods when uncertainty flooded the market. Overall, the negative relationship in the payoff of these factors worked well in 2012, resulting in strong overall Portfolio outperformance for the year.

The U.S. economy continued to heal, with real GDP registering a 3.1% advance in the third quarter. Even with Hurricane Sandy and the “fiscal cliff” negotiations, economic data in the fourth quarter continued to show that the economic recovery remains firmly in place. Though unemployment claims surged in the wake of Sandy, they quickly fell and have recently hit a five-year low. In addition, the housing market is in a clear upswing as home sales, housing construction, and prices have all moved ahead.

In the fourth quarter, the U.S. equity market, as measured by the S&P 500 Index, ended down 0.4% in response to weaker earnings and revenue growth, the U.S. elections, and the “fiscal cliff” drama that went down to the wire. Overall, however, the U.S. equity market had an excellent year with a total return of 16%, as measured by the S&P 500 index.

For the year, the large-cap Russell 1000® performed in line with the Russell 2000® Index, a small-cap index, but underperformed mid-cap stocks. In terms of style, large-cap growth stocks underperformed large-cap value stocks. The best performing sectors in 2012 included financials, consumer discretionary, and telecommunication services. The worst performers were utilities, energy, and consumer staples.

The Portfolio uses fully collateralized futures to manage daily cash flows, but the use of futures had no material impact on performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Russell 1000 Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. S&P 500 Index, an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment advisor and Prudential Financial company.

Advanced Series Trust, Quantitative Modeling Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	13.16%	1.10%
Blended Index	13.67	3.95
S&P 500 Index	15.99	5.06

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 5/2/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Quantitative Modeling Portfolio rose 13.16%.

The Portfolio seeks a high potential return while attempting to mitigate risk during adverse market cycles. It is subadvised by Quantitative Management Associates LLC (QMA) and Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

Financial markets were generally strong in 2012. Risks of extreme macroeconomic shocks declined as U.S. policymakers avoided a projected sharp fiscal contraction at year-end and the European Central Bank calmed markets by publicly vowing to do “whatever it takes” to preserve the euro, and by subsequently launching a program to purchase troubled bonds. Domestic and international stocks posted strong returns, while bonds returns were positive, but more muted.

In general, both stock and bond active subadvisers in the Portfolio performed well relative to their benchmarks. Nonetheless, the Portfolio lagged the Blended Index of 13.67% because its asset-allocation algorithm, which works by transferring assets from the capital growth to the investment-grade bond segment during sharp market declines and by reversing this in recoveries, detracted. Because of market declines in the second half of 2011, the algorithm began the year with a 20% allocation to bonds, which hurt performance in the stronger markets at the beginning of the year. As it adjusted by becoming fully invested, the markets declined early in the second quarter. When it adjusted again, the markets once more changed character. As a consequence, QMA modified the algorithm to reduce the frequency of allocation changes, and also permitted allocations of up to 100% of assets (a rise from 90%) to the capital growth segment. A more steady market rise enabled the Portfolio to outperform the Blended Index in the second half of the year.

The Portfolio’s return benefited slightly from its capital growth segment’s outperformance of its benchmark, largely due to strong returns by the underlying subadvisers relative to their individual targets. In equities, domestic portfolios, including AST Goldman Sachs Concentrated Growth Portfolio, AST T-Rowe Price Large-Cap Growth Portfolio, AST MFS Growth Portfolio, and AST Goldman Sachs Large-Cap Value Portfolio beat their targets. In international equities, the AST International Growth Portfolio also had positive relative performance. Among bond portfolios, AST PIMCO Total Return Bond Portfolio and AST Western Asset Core Plus Bond Portfolio, among others, outperformed the Barclays U.S. Aggregate Bond Index.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays U.S. Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Western Asset Core Plus Bond Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	7.86%	5.46%	5.33%
Barclays U.S. Aggregate Bond Index	4.22	5.95	5.90

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Western Asset Core Plus Bond Portfolio returned 7.86%.

The Portfolio’s investment objective is to seek to maximize total return consistent with prudent investment management and liquidity needs by investing to obtain an average duration specified for the Portfolio. The Portfolio is subadvised by Western Asset Management.

With the U.S. economy on track to grow at a more moderate pace, bond investors generally became less risk averse, especially through the second half of the year. However, broad fixed income indexes painted a pretty bland picture of overall bond performance in 2012, as the Barclays U.S. Aggregate Bond Index posted a modest return. Aggressive central bank intervention in Europe helped ease the Continent’s sovereign debt crisis. As a result, yields on the debt of peripheral countries in the Euro zone declined and created a tailwind for most bonds globally as fears of a financial “contagion-effect” in Europe abated. In the final weeks of the year, the media focused primarily on the so-called “U.S. fiscal cliff.” However, the markets largely shrugged off the cliff.

The Portfolio outperformed the Barclays U.S. Aggregate Bond Index (the Index), which returned 4.22%. Performance was driven largely by sector selection relative to the Index. Housing market prices responded positively to improving fundamentals such as supply-demand factors, and the Portfolio’s exposure to non-agency mortgage backed securities (MBS) contributed meaningfully to performance. An overweight to credit, particularly to the financial subsector, added to performance as spreads tightened on mildly positive economic data and further easing of the debt crisis in Europe. Investors generally sought riskier assets in the pursuit of yield, and an allocation to high yield bonds and emerging markets also benefited returns. The Portfolio was overweight to lower-rated high yield issues and local currency emerging market bonds, both of which outperformed within their respective sectors.

The Portfolio’s tactical positioning within the agency MBS sector, executed through total return swaps derivatives, added significantly to performance. Within the sector, the Portfolio avoided the issues that experienced accelerating pre-payments and was overweight the lower coupon bonds that the Federal Reserve targeted with its MBS purchasing program which was introduced in September.

The Portfolio implemented certain tactical (short-term) decisions through derivatives including interest rate futures, options and swaps, as well as currency futures to adjust exposure to various foreign currencies during the year. The Portfolio’s tactical duration positioning had negligible effect on performance. (Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates.) However, yield curve positioning with an overweight to long-dated bonds, detracted from performance as the long end of the curve steepened as yields rose.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2012

AST Bond 2015
Allocation	(% of Net Assets	)
Corporate Bonds	19.1%
U.S. Government Agency Obligations	15.4%
U.S. Government Mortgage-Backed Securities	13.7%
U.S. Treasury Obligations	13.6%
Asset-Backed Securities	8.2%

AST Bond 2016
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	29.7%
Corporate Bonds	17.0%
U.S. Government Mortgage-Backed Securities	16.6%
Asset-Backed Securities	11.2%
Commercial Mortgage-Backed Securities	7.2%

AST Bond 2017
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	29.9%
U.S. Government Mortgage-Backed Securities	12.9%
U.S. Treasury Obligations	12.9%
Corporate Bonds	10.3%
Asset-Backed Securities	9.2%

AST Bond 2018
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	26.9%
U.S. Treasury Obligations	15.5%
U.S. Government Mortgage-Backed Obligations	13.2%
Corporate Bonds	9.7%
Asset-Backed Securities	8.3%

AST Bond 2019
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	13.5%
U.S. Treasury Obligations	12.2%
U.S. Goverment Mortgage-Backed Securities	8.8%
Corporate Bonds	6.3%
Asset-Backed Securities	6.3%

AST Bond 2020
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	33.6%
Commercial Mortgage-Backed Securities	14.9%
Corporate Bonds	11.4%
U.S. Government Agency Obligations	5.3%
Sovereign	1.1%

AST Bond 2021
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	26.7%
U.S. Government Mortgage-Backed Securities	16.0%
Corporate Bonds	11.1%
Asset-Backed Securities	9.2%
Commercial Mortgage-Backed Securities	7.4%

AST Bond 2022
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	32.6%
U.S. Treasury Obligations	19.0%
Corporate Bonds	9.1%
Asset-Backed Securities	9.0%
Commercial Mortgage-Backed Securities	5.6%

AST Bond 2023
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	21.7%
U.S. Government Mortgage-Backed Securities	10.6%
U.S. Government Agency Obligations	8.6%
Asset-Backed Securities	8.0%
Corporate Bonds	6.4%

AST Global Real Estate
Five Largest Holdings	(% of Net Assets	)
Simon Property Group, Inc., REIT	5.2%
Mitsubishi Estate Co. Ltd. (Japan)	3.6%
Westfield Group (Australia), REIT	3.4%
Mitsui Fudosan Co. Ltd. (Japan)	2.9%
Public Storage, REIT	2.7%

AST High Yield
Allocation	(% of Net Assets	)
Corporate Bonds	89.0%
Bank Loans	4.3%
Preferred Stocks	0.5%
Common Stocks	0.2%

AST Lord Abbett Core Fixed Income
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	32.5%
Corporate Bonds	30.7%
U.S. Government Agency Obligations	28.7%
Asset-Backed Securities	11.0%
Commercial Mortgage-Backed Securities	3.3%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2012

AST Neuberger Berman Core Bond
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	31.4%
Corporate Bonds	24.2%
U.S. Treasury Obligations	23.1%
Commercial Mortgage-Backed Securities	8.4%

AST Prudential Core Bond
Allocation	(% of Net Assets	)
U.S. Treasury Obligations	22.7%
Corporate Bonds	21.9%
U.S. Government Mortgage-Backed Securities	17.5%
Commercial Mortgage-Backed Securities	6.8%
Sovereigns	4.4%

AST QMA US Equity Alpha
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	3.0%
Exxon Mobil Corp.	2.6%
Chevron Corp.	2.0%
Microsoft Corp.	1.9%
JPMorgan Chase & Co.	1.7%

AST Quantitative Modeling
Five Largest Holdings	(% of Net Assets	)
AST T. Rowe Price Equity Income Portfolio	8.7%
AST International Growth Portfolio	6.6%
AST International Value Portfolio	6.6%
AST Prudential Core Bond Portfolio	6.3%
AST MFS Growth Portfolio	6.1%

AST Western Asset Core Plus Bond
Allocation	(% of Net Assets	)
Corporate Bonds	31.8%
U.S. Government Agency Obligations	24.0%
U.S. Treasury Obligations	19.3%
Residential Mortgage-Backed Securities	14.6%
Asset-Backed Securities	3.0%

AST Western Asset Emerging Markets Debt
Allocation	(% of Net Assets	)
Sovereign Issues	48.5%
Foreign Bonds	43.1%
Corporate Obligations	2.4%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2012

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Bond 2015	Actual	$1,000.00	$1,011.10	0.93%	$4.70
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72
AST Bond 2016	Actual	$1,000.00	$1,017.50	1.00%	$5.07
	Hypothetical	$1,000.00	$1,020.11	1.00%	$5.08
AST Bond 2017	Actual	$1,000.00	$1,020.20	0.79%	$4.01
	Hypothetical	$1,000.00	$1,021.17	0.79%	$4.01
AST Bond 2018	Actual	$1,000.00	$1,021.40	0.78%	$3.96
	Hypothetical	$1,000.00	$1,021.22	0.78%	$3.96
AST Bond 2019	Actual	$1,000.00	$1,019.70	0.86%	$4.37
	Hypothetical	$1,000.00	$1,020.81	0.86%	$4.37
AST Bond 2020	Actual	$1,000.00	$1,018.50	1.00%	$5.07
	Hypothetical	$1,000.00	$1,020.11	1.00%	$5.08
AST Bond 2021	Actual	$1,000.00	$1,021.20	0.78%	$3.96
	Hypothetical	$1,000.00	$1,021.22	0.78%	$3.96
AST Bond 2022	Actual	$1,000.00	$1,014.10	0.78%	$3.95
	Hypothetical	$1,000.00	$1,021.22	0.78%	$3.96
AST Bond 2023	Actual	$1,000.00	$1,006.70	1.01%	$5.09
	Hypothetical	$1,000.00	$1,020.06	1.01%	$5.13
AST Global Real Estate	Actual	$1,000.00	$1,113.30	1.16%	$6.16
	Hypothetical	$1,000.00	$1,019.30	1.16%	$5.89
AST High Yield	Actual	$1,000.00	$1,071.30	0.80%	$4.17
	Hypothetical	$1,000.00	$1,021.11	0.80%	$4.06
AST Lord Abbett Core Fixed Income	Actual	$1,000.00	$1,025.90	0.75%	$3.82
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2012

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Money Market	Actual	$1,000.00	$1,000.00	0.23%	$1.16
	Hypothetical	$1,000.00	$1,023.98	0.23%	$1.17
AST Neuberger Berman Core Bond	Actual	$1,000.00	$1,021.20	0.78%	$3.96
	Hypothetical	$1,000.00	$1,021.22	0.78%	$3.96
AST Prudential Core Bond	Actual	$1,000.00	$1,035.40	0.75%	$3.84
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81
AST QMA US Equity Alpha	Actual	$1,000.00	$1,069.20	1.86%	$9.67
	Hypothetical	$1,000.00	$1,015.79	1.86%	$9.42
AST Quantitative Modeling	Actual	$1,000.00	$1,068.20	1.23%	$6.39
	Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24
AST Western Asset Core Plus Bond	Actual	$1,000.00	$1,033.80	0.77%	$3.94
	Hypothetical	$1,000.00	$1,021.27	0.77%	$3.91
AST Western Asset Emerging Markets Debt	Actual**	$1,000.00	$1,045.00	0.94%	$3.52
	Hypothetical	$1,000.00	$1,020.41	0.94%	$4.77

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2012, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

**	AST Western Asset Emerging Markets Debt Portfolio’s “Actual” expenses are calculated using the 134 day period ended December 31, 2012 due to its commencement of operations on August 20, 2012.

AST BOND PORTFOLIO 2015

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 83.6% ASSET-BACKED SECURITIES — 8.2%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Ally Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.560%		10/15/14	$290	$290,209
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	Aaa	0.510%		12/22/14	200	200,162
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.459%	(c)	11/15/15	1,050	1,050,705
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%		10/08/15	373	374,150
CarMax Auto Owner Trust, Series 2012-1, Class A3	AAA(d)	0.890%		09/15/16	500	503,390
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	Aaa	0.368%	(c)	12/15/18	1,000	996,588
Ford Credit Auto Lease Trust, Series 2012-B, Class A2	Aaa	0.540%		11/15/14	400	400,276
GE Equipment Midticket LLC, Series 2012-1, Class A2	AAA(d)	0.470%		01/22/15	400	400,122
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%		11/21/14	200	200,371
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%		09/22/14	186	186,581
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	Aaa	0.770%		01/15/16	500	502,358
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.269%	(c)	11/15/15	1,000	1,000,155
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%		05/15/15	234	234,797
World Omni Auto Receivables Trust, Series 2012-B, Class A2	AAA(d)	0.430%		11/16/15	500	499,959

TOTAL ASSET-BACKED SECURITIES (cost $6,513,212)						6,839,823

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.8%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	Aaa	5.309%		10/10/45	379	383,972
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3	Aaa	5.705%	(c)	09/11/38	460	461,604
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%		06/11/50	570	604,794
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%		01/12/45	34	33,574
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	250	267,329
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A2	Aaa	5.268%		02/15/40	135	134,926
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	357	356,079
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	770	794,660
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AAA(d)	5.553%		04/10/38	300	337,751
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	270	311,429
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2	Aaa	5.778%		08/10/45	436	438,159

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%	(c)	12/12/44	$252	$251,591
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.797%	(c)	06/15/49	391	403,590
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2	Aaa	5.827%		02/15/51	161	164,841
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2	Aaa	5.532%		03/15/32	9	8,840
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%		09/15/39	10	9,716
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%		08/12/43	600	694,867
Morgan Stanley Capital I, Series 2007-HQ11, Class A2	Aaa	5.359%		02/12/44	164	164,300
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%		05/10/63	520	555,404
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%		11/15/48	11	10,900
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%		11/15/48	130	149,492

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $5,903,808)						6,537,818

CORPORATE BONDS — 19.1%
Aerospace & Defense — 0.5%
Boeing Co. (The), Sr. Unsec’d. Notes	A2	3.500%		02/15/15	400	423,480

Banking — 6.0%
American Express Credit Corp., Sr. Unsec’d Notes, MTN	A2	2.750%		09/15/15	180	188,709
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	4.500%		04/01/15	425	453,019
Citigroup, Inc., Sub. Notes	Baa3	5.000%		09/15/14	475	499,742
Goldman Sachs Group, Inc. (The), Sr. Unsec’d Notes	A3	3.625%		02/07/16	260	275,216
Inter-American Development Bank, Sr. Unsec’d Notes	Aaa	0.500%		08/17/15	1,500	1,506,951
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	3.700%		01/20/15	500	526,441
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.375%		10/15/15	500	543,590
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aa2	4.200%		05/13/14	525	549,123
Royal Bank of Canada (Canada), Covered Notes	Aaa	0.625%		12/04/15	475	473,784

						5,016,575

Capital Goods — 0.6%
ABB Finance USA, Inc., Gtd. Notes	A2	1.625%		05/08/17	115	116,496
United Technologies Corp., Sr. Unsec’d. Notes	A2	1.200%		06/01/15	195	197,792
Xylem, Inc., Gtd. Notes	Baa2	3.550%		09/20/16	190	202,412

						516,700

Electric — 0.7%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%		01/15/19	165	198,441
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.050%		03/15/14	350	371,456

						569,897

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy - Integrated — 1.7%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	$80	$84,924
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	4.500%	09/15/14	500	530,460
Total Capital Canada Ltd. (Canada), Gtd. Notes	Aa1	1.625%	01/28/14	775	785,613

					1,400,997

Foods — 1.7%
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes	AA-(d)	4.250%	03/01/15	565	607,042
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	360	384,204
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	4.250%	09/15/15	400	431,966

					1,423,212

Healthcare & Pharmaceutical — 1.8%
Novartis Capital Corp., Gtd. Notes	Aa2	4.125%	02/10/14	500	520,014
Pfizer, Inc., Sr. Unsec’d. Notes(k)	A1	5.350%	03/15/15	500	550,653
Roche Holdings, Inc., Gtd. Notes, 144A	A1	5.000%	03/01/14	383	402,325

					1,472,992

Insurance — 0.1%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	110	130,042

Media & Entertainment — 0.2%
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.100%	04/01/14	190	193,477

Metals — 0.2%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.500%	04/01/14	200	212,438

Non-Captive Finance — 0.6%
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	5.900%	05/13/14	475	509,065

Retailers — 2.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	4.875%	09/15/14	500	537,148
TJX Cos., Inc., Sr. Unsec’d. Notes	A3	4.200%	08/15/15	725	787,694
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	3.000%	02/01/14	800	823,334

					2,148,176

Technology — 0.4%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	300	315,507

Telecommunications — 2.0%
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	5.100%	09/15/14	1,000	1,074,199
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.175%	06/18/14	560	590,240

					1,664,439

TOTAL CORPORATE BONDS (cost $15,316,934)					15,996,997

MUNICIPAL BOND — 0.3%
State of California GO, Taxable Var. Purp. 3 (cost $251,545)	A1	5.450%	04/01/15	250	274,332

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

NON-CORPORATE FOREIGN AGENCIES — 3.1%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%		08/25/21	$1,465	$1,526,237
Statoil ASA (Norway), Gtd. Notes	Aa2	3.875%		04/15/14	300	312,525
Westpac Banking Corp. (Australia), Covered Notes, 144A	Aaa	1.250%		12/15/17	715	714,070

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $2,474,867)						2,552,832

SOVEREIGNS — 2.4%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	Aaa	1.375%		03/07/14	130	131,667
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	Aa1	4.250%		09/03/13	100	102,503
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, 144A	AA+(d)	2.875%		09/15/14	200	207,085
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%		02/14/17	315	317,552
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	Aaa	0.625%		05/22/15	130	130,755
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	Aaa	2.250%		03/17/16	200	210,708
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	Aaa	0.375%		05/18/15	130	129,983
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	NR	0.250%		09/12/15	130	129,203
Province of British Columbia (Canada), Sr. Unsec’d. Notes	Aaa	2.000%		10/23/22	690	679,945

TOTAL SOVEREIGNS (cost $2,046,781)						2,039,401

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.4%
Federal Home Loan Banks		0.500%		11/20/15	1,790	1,796,741
Federal Home Loan Banks		1.000%		06/21/17	895	905,209
Federal Home Loan Mortgage Corp.		1.250%		08/01/19	3,455	3,459,782
Federal Home Loan Mortgage Corp.		1.250%		10/02/19	1,710	1,704,997
Federal National Mortgage Association		0.875%		12/20/17	545	546,064
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.390%	(s)	03/15/22	145	118,564
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%		04/26/24	580	767,614
Residual Funding Corp. Strips Principal		1.500%	(s)	10/15/19	2,120	1,921,250
Residual Funding Corp. Strips Principal		1.720%	(s)	07/15/20	1,855	1,639,599

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $12,821,592)						12,859,820

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 13.7%
Federal Home Loan Mortgage Corp.		3.500%		06/01/42	4,506	4,805,469
Federal National Mortgage Association		3.500%		TBA	500	533,066
Federal National Mortgage Association		3.500%		TBA	500	532,129
Government National Mortgage Association		4.000%		08/20/40-04/20/41	5,101	5,593,132

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $11,105,178)						11,463,796

U.S. TREASURY OBLIGATIONS — 13.6%
U.S. Treasury Bonds		2.750%		08/15/42	185	178,641
U.S. Treasury Bonds		2.750%		11/15/42	565	544,342
U.S. Treasury Bonds(h)		3.000%		05/15/42	530	539,938
U.S. Treasury Notes		0.625%		11/30/17	105	104,647
U.S. Treasury Notes		0.750%		12/31/17	1,195	1,196,961

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes	1.000%		03/31/17	$545	$554,751
U.S. Treasury Notes	1.625%		11/15/22	3,581	3,541,831
U.S. Treasury Notes	4.500%		11/15/15	585	654,103
U.S. Treasury Strips Coupon	2.260	%(n)	02/15/25	230	174,983
U.S. Treasury Strips Principal	0.300	%(s)	02/15/15	2,830	2,812,083
U.S. Treasury Strips Principal	0.300	%(s)	11/15/15	1,080	1,070,648

TOTAL U.S. TREASURY OBLIGATIONS (cost $11,405,810)					11,372,928

TOTAL LONG-TERM INVESTMENTS (cost $67,839,727)					69,937,747

				Shares
SHORT-TERM INVESTMENT — 4.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund (cost $4,146,684)(Note 4)(w)				4,146,684	4,146,684

TOTAL INVESTMENTS — 88.5% (cost $71,986,411)					74,084,431
Other assets in excess of liabilities(x) — 11.5%					9,611,574

NET ASSETS — 100.0%					$83,696,005

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
NR	Not Rated by Moody’s or Standard & Poor’s
MTN	Medium Term Note
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s Rating.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
23	90 Day Euro Dollar	Mar. 2013	$5,731,668	$5,732,750	$1,082
2	10 Year U.S. Treasury Notes	Mar. 2013	264,130	265,563	1,433

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions (continued)
1	U.S. Ultra Bond	Mar. 2013	$164,065	$162,594	$(1,471)

					1,044

Short Positions:
5	2 Year U.S. Treasury Notes	Mar. 2013	1,102,036	1,102,344	(308)
72	5 Year U.S. Treasury Notes	Mar. 2013	8,967,455	8,957,812	9,643

					9,335

					$10,379

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$15,000	09/06/13	0.510%	3 month LIBOR(2)	$(40,741)	$—	$(40,741)	UBS AG
7,600	09/06/14	0.632%	3 month LIBOR(2)	(48,661)	—	(48,661)	UBS AG
800	09/12/14	0.656%	3 month LIBOR(2)	(5,495)	—	(5,495)	Barclays Bank PLC
1,000	09/19/14	0.669%	3 month LIBOR(2)	(7,123)	—	(7,123)	JPMorgan Chase Bank
3,000	10/03/14	0.720%	3 month LIBOR(1)	21,612	—	21,612	UBS AG
1,285	10/05/14	0.730%	3 month LIBOR(1)	9,523	—	9,523	Morgan Stanley Capital Services
1,050	10/06/14	0.739%	3 month LIBOR(1)	7,981	—	7,981	JPMorgan Chase Bank
1,195	10/26/14	0.835%	3 month LIBOR(2)	(11,313)	—	(11,313)	Barclays Bank PLC
785	10/28/14	0.816%	3 month LIBOR(2)	(7,119)	—	(7,119)	Barclays Bank PLC
200	12/04/14	0.371%	3 month LIBOR(2)	4	—	4	Morgan Stanley Capital Services
1,600	12/05/14	0.798%	3 month LIBOR(2)	(13,571)	—	(13,571)	Barclays Bank PLC
2,820	03/19/15	0.844%	3 month LIBOR(2)	(34,509)	—	(34,509)	Barclays Bank PLC
10,250	04/02/15	0.743%	3 month LIBOR(2)	(89,420)	—	(89,420)	Citibank N.A.
2,350	08/08/15	0.528%	3 month LIBOR(2)	(9,543)	—	(9,543)	Credit Suisse International
3,300	08/20/15	0.615%	3 month LIBOR(2)	(21,626)	—	(21,626)	Bank of Nova Scotia
520	09/28/15	0.918%	3 month LIBOR(2)	(7,916)	—	(7,916)	Barclays Bank PLC
970	10/04/15	0.445%	3 month LIBOR(2)	(135)	—	(135)	Bank of Nova Scotia
3,300	10/11/15	0.463%	3 month LIBOR(2)	(1,894)	—	(1,894)	Bank of Nova Scotia
1,600	12/21/15	0.494%	3 month LIBOR(2)	(937)	—	(937)	Citibank N.A.
48,000	12/31/15	2.053%	3 month LIBOR(1)	4,426,445	—	4,426,445	Morgan Stanley Capital Services
12,800	12/31/15	0.000%	3 month LIBOR(1)	15,598	—	15,598	JPMorgan Chase Bank
8,965	12/31/15	3.957%	3 month LIBOR(1)	2,512,358	—	2,512,358	JPMorgan Chase Bank
8,001	12/31/15	4.212%	3 month LIBOR(1)	2,408,832	—	2,408,832	JPMorgan Chase Bank
6,936	12/31/15	4.493%	3 month LIBOR(1)	2,341,813	—	2,341,813	JPMorgan Chase Bank
2,300	12/31/15	1.922%	3 month LIBOR(2)	(193,064)	—	(193,064)	Citibank N.A.
2,250	12/31/15	1.288%	3 month LIBOR(1)	83,387	—	83,387	JPMorgan Chase Bank
670	08/04/16	1.528%	3 month LIBOR(2)	(26,710)	—	(26,710)	Citibank N.A.
2,600	08/09/16	1.460%	3 month LIBOR(2)	(96,341)	—	(96,341)	Barclays Bank PLC
1,950	08/09/16	1.425%	3 month LIBOR(1)	69,548	—	69,548	Bank of America N.A.
4,400	08/10/16	1.413%	3 month LIBOR(1)	154,729	—	154,729	Barclays Bank PLC
7,800	08/11/16	1.465%	3 month LIBOR(1)	290,332	—	290,332	UBS AG
710	08/18/16	1.230%	3 month LIBOR(2)	(19,687)	—	(19,687)	Citibank N.A.
750	08/22/16	1.168%	3 month LIBOR(2)	(18,855)	—	(18,855)	Morgan Stanley Capital Services
1,250	08/23/16	1.185%	3 month LIBOR(1)	32,271	—	32,271	Barclays Bank PLC
1,260	08/26/16	1.299%	3 month LIBOR(1)	38,132	—	38,132	Morgan Stanley Capital Services
4,580	08/31/16	0.934%	3 month LIBOR(1)	72,188	—	72,188	Credit Suisse International
1,840	08/31/16	1.251%	3 month LIBOR(2)	(52,270)	—	(52,270)	Barclays Bank PLC
1,425	08/31/16	0.978%	3 month LIBOR(2)	(24,972)	—	(24,972)	JPMorgan Chase Bank
1,425	08/31/16	0.975%	3 month LIBOR(2)	(24,774)	—	(24,774)	JPMorgan Chase Bank
360	08/31/16	1.303%	3 month LIBOR(2)	(10,961)	—	(10,961)	Barclays Bank PLC
1,750	09/02/16	1.263%	3 month LIBOR(2)	(50,257)	—	(50,257)	Barclays Bank PLC
1,250	09/06/16	1.243%	3 month LIBOR(2)	(34,762)	—	(34,762)	Barclays Bank PLC
3,170	09/27/16	1.111%	3 month LIBOR(1)	70,205	—	70,205	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,465	09/28/16	1.238%	3 month LIBOR(2)	$(39,800)	$—	$(39,800)	Barclays Bank PLC
1,300	09/28/16	1.183%	3 month LIBOR(2)	(32,439)	—	(32,439)	Barclays Bank PLC
1,025	09/29/16	1.255%	3 month LIBOR(2)	(28,511)	—	(28,511)	Barclays Bank PLC
3,130	10/03/16	1.273%	3 month LIBOR(1)	86,074	—	86,074	UBS AG
1,310	10/05/16	1.239%	3 month LIBOR(1)	34,206	—	34,206	Morgan Stanley Capital Services
1,100	10/06/16	1.194%	3 month LIBOR(1)	26,770	—	26,770	JPMorgan Chase Bank
850	10/11/16	1.430%	3 month LIBOR(2)	(28,519)	—	(28,519)	Citibank N.A.
500	10/17/16	1.443%	3 month LIBOR(2)	(16,960)	—	(16,960)	Barclays Bank PLC
1,455	10/27/16	1.439%	3 month LIBOR(2)	(48,814)	—	(48,814)	Barclays Bank PLC
1,090	11/01/16	1.431%	3 month LIBOR(2)	(36,029)	—	(36,029)	Barclays Bank PLC
1,275	11/02/16	1.336%	3 month LIBOR(2)	(37,316)	—	(37,316)	Barclays Bank PLC
750	11/08/16	1.230%	3 month LIBOR(2)	(18,667)	—	(18,667)	Citibank N.A.
2,760	11/22/16	1.334%	3 month LIBOR(1)	79,008	—	79,008	Morgan Stanley Capital Services
1,280	11/25/16	1.350%	3 month LIBOR(1)	37,375	—	37,375	Barclays Bank PLC
4,430	11/30/16	0.913%	3 month LIBOR(2)	(52,065)	—	(52,065)	JPMorgan Chase Bank
3,620	11/30/16	0.945%	3 month LIBOR(2)	(47,205)	—	(47,205)	Citibank N.A.
790	11/30/16	1.398%	3 month LIBOR(1)	24,453	—	24,453	Barclays Bank PLC
1,210	12/05/16	1.338%	3 month LIBOR(2)	(34,388)	—	(34,388)	Barclays Bank PLC
2,160	12/06/16	1.388%	3 month LIBOR(2)	(65,605)	—	(65,605)	Barclays Bank PLC
2,220	12/08/16	1.345%	3 month LIBOR(2)	(63,582)	—	(63,582)	Barclays Bank PLC
775	01/03/17	1.311%	3 month LIBOR(2)	(24,994)	—	(24,994)	Citibank N.A.
1,450	01/24/17	1.176%	3 month LIBOR(2)	(37,210)	—	(37,210)	Bank of Nova Scotia
1,210	01/26/17	1.215%	3 month LIBOR(1)	33,084	—	33,084	Bank of Nova Scotia
2,185	01/27/17	1.138%	3 month LIBOR(2)	(52,168)	—	(52,168)	Bank of Nova Scotia
3,085	01/31/17	1.055%	3 month LIBOR(1)	61,911	—	61,911	Bank of Nova Scotia
1,450	02/02/17	1.020%	3 month LIBOR(1)	26,676	—	26,676	Bank of Nova Scotia
1,080	02/06/17	0.965%	3 month LIBOR(2)	(17,088)	—	(17,088)	Bank of Nova Scotia
1,600	02/08/17	1.037%	3 month LIBOR(2)	(30,347)	—	(30,347)	Bank of Nova Scotia
1,180	02/13/17	1.128%	3 month LIBOR(2)	(26,988)	—	(26,988)	Bank of Nova Scotia
2,155	02/28/17	0.680%	3 month LIBOR(1)	1,054	—	1,054	Citibank N.A.
730	03/02/17	1.085%	3 month LIBOR(2)	(14,969)	—	(14,969)	Barclays Bank PLC
950	03/06/17	1.123%	3 month LIBOR(2)	(20,938)	—	(20,938)	Barclays Bank PLC
700	03/29/17	1.293%	3 month LIBOR(2)	(20,265)	—	(20,265)	Barclays Bank PLC
1,600	05/22/17	1.096%	3 month LIBOR(1)	28,017	—	28,017	Morgan Stanley Capital Services
2,340	07/16/17	0.847%	3 month LIBOR(2)	(18,449)	—	(18,449)	Bank of Nova Scotia
2,100	08/01/17	0.844%	3 month LIBOR(2)	(14,996)	—	(14,996)	Bank of Nova Scotia
1,400	08/28/17	0.873%	3 month LIBOR(1)	10,562	—	10,562	Bank of Nova Scotia
2,450	09/25/17	0.820%	3 month LIBOR(2)	(9,620)	—	(9,620)	Bank of Nova Scotia
840	09/28/17	0.795%	3 month LIBOR(1)	2,204	—	2,204	Credit Suisse International
2,000	10/09/17	0.765%	3 month LIBOR(2)	369	—	369	Bank of Nova Scotia
900	10/09/17	0.784%	3 month LIBOR(2)	(668)	—	(668)	Morgan Stanley Capital Services
7,975	10/15/17	0.790%	3 month LIBOR(1)	6,337	—	6,337	Morgan Stanley Capital Services
1,400	10/22/17	0.883%	3 month LIBOR(2)	(7,166)	—	(7,166)	Bank of Nova Scotia
900	11/09/17	0.774%	3 month LIBOR(2)	869	—	869	Bank of Nova Scotia
950	11/13/17	0.778%	3 month LIBOR(1)	(924)	—	(924)	Morgan Stanley Capital Services
580	11/13/17	0.775%	3 month LIBOR(1)	(635)	—	(635)	Bank of Nova Scotia
7,800	11/15/17	0.762%	3 month LIBOR(2)	14,228	—	14,228	Morgan Stanley Capital Services
700	11/21/17	0.770%	3 month LIBOR(1)	(1,175)	—	(1,175)	Bank of Nova Scotia
1,290	12/05/17	0.758%	3 month LIBOR(1)	(3,693)	—	(3,693)	Morgan Stanley Capital Services
3,005	12/13/17	0.755%	3 month LIBOR(1)	(9,915)	—	(9,915)	Morgan Stanley Capital Services
400	12/20/17	0.868%	3 month LIBOR(2)	(787)	—	(787)	Morgan Stanley Capital Services
800	05/15/18	2.318%	3 month LIBOR(1)	61,077	—	61,077	JPMorgan Chase Bank
8,100	08/17/18	1.838%	3 month LIBOR(1)	435,845	—	435,845	Barclays Bank PLC
920	08/30/18	1.850%	3 month LIBOR(1)	49,697	—	49,697	Morgan Stanley Capital Services
7,300	09/06/18	1.704%	3 month LIBOR(2)	(327,813)	—	(327,813)	UBS AG
720	09/15/18	1.671%	3 month LIBOR(1)	30,615	—	30,615	Barclays Bank PLC
950	10/11/18	1.770%	3 month LIBOR(1)	43,750	—	43,750	JPMorgan Chase Bank
1,210	10/19/18	1.915%	3 month LIBOR(2)	(65,559)	—	(65,559)	Barclays Bank PLC
400	12/14/18	1.709%	3 month LIBOR(2)	(15,555)	—	(15,555)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$500	12/19/18	1.668%	3 month LIBOR(1)	$18,101	$—	$18,101	Barclays Bank PLC
1,440	12/22/18	1.693%	3 month LIBOR(1)	53,982	—	53,982	Barclays Bank PLC
360	01/17/19	1.603%	3 month LIBOR(2)	(13,633)	—	(13,633)	Barclays Bank PLC
510	02/21/19	1.573%	3 month LIBOR(2)	(17,282)	—	(17,282)	Citibank N.A.
255	02/23/19	1.633%	3 month LIBOR(2)	(9,574)	—	(9,574)	Barclays Bank PLC
350	03/13/19	1.616%	3 month LIBOR(2)	(12,454)	—	(12,454)	Barclays Bank PLC
700	04/10/19	1.816%	3 month LIBOR(2)	(31,990)	—	(31,990)	Bank of Nova Scotia
750	05/14/19	1.538%	3 month LIBOR(1)	19,461	—	19,461	Bank of Nova Scotia
500	05/18/19	1.523%	3 month LIBOR(1)	12,344	—	12,344	Morgan Stanley Capital Services
700	05/21/19	1.475%	3 month LIBOR(1)	15,084	—	15,084	Bank of Nova Scotia
900	06/07/19	1.330%	3 month LIBOR(1)	10,189	—	10,189	Barclays Bank PLC
730	06/07/19	1.338%	3 month LIBOR(1)	8,611	—	8,611	Bank of Nova Scotia
2,730	07/23/19	1.220%	3 month LIBOR(2)	(18,559)	—	(18,559)	Bank of Nova Scotia
4,245	08/06/19	1.211%	3 month LIBOR(2)	(22,219)	—	(22,219)	Bank of Nova Scotia
400	09/04/19	1.263%	3 month LIBOR(1)	2,791	—	2,791	Barclays Bank PLC
320	09/27/19	1.220%	3 month LIBOR(1)	856	—	856	Bank of Nova Scotia
475	10/02/19	1.189%	3 month LIBOR(2)	319	—	319	Bank of Nova Scotia
1,100	10/16/19	1.210%	3 month LIBOR(1)	(93)	—	(93)	Barclays Bank PLC
900	10/19/19	1.264%	3 month LIBOR(2)	(3,003)	—	(3,003)	Barclays Bank PLC
800	10/31/19	1.265%	3 month LIBOR(2)	(2,240)	—	(2,240)	Citibank N.A.
1,600	11/02/19	1.253%	3 month LIBOR(1)	2,601	—	2,601	Citibank N.A.
400	11/20/19	1.149%	3 month LIBOR(1)	(2,598)	—	(2,598)	Barclays Bank PLC
400	11/29/19	1.200%	3 month LIBOR(1)	(1,444)	—	(1,444)	Morgan Stanley Capital Services
300	12/03/19	1.179%	3 month LIBOR(2)	1,585	—	1,585	Bank of Nova Scotia
800	12/12/19	1.153%	3 month LIBOR(2)	6,105	—	6,105	Bank of Nova Scotia
3,875	09/10/20	2.620%	3 month LIBOR(2)	(375,199)	—	(375,199)	Barclays Bank PLC
2,735	09/17/20	2.708%	3 month LIBOR(2)	(282,170)	—	(282,170)	Morgan Stanley Capital Services
1,465	10/01/20	2.523%	3 month LIBOR(2)	(128,624)	—	(128,624)	UBS AG
2,200	10/18/20	2.596%	3 month LIBOR(2)	(201,137)	—	(201,137)	Citibank N.A.
1,300	06/08/21	4.640%	3 month LIBOR(1)	141,799	—	141,799	Morgan Stanley Capital Services
600	07/27/21	3.094%	3 month LIBOR(2)	(82,017)	—	(82,017)	Bank of America N.A.
630	07/28/21	3.088%	3 month LIBOR(2)	(85,783)	—	(85,783)	Bank of America N.A.
250	08/04/21	2.803%	3 month LIBOR(2)	(27,724)	—	(27,724)	Barclays Bank PLC
675	08/15/21	2.380%	3 month LIBOR(2)	(49,766)	—	(49,766)	Barclays Bank PLC
400	08/19/21	2.350%	3 month LIBOR(2)	(28,345)	—	(28,345)	Barclays Bank PLC
660	08/24/21	2.255%	3 month LIBOR(1)	41,125	—	41,125	Citibank N.A.
660	08/24/21	2.250%	3 month LIBOR(1)	40,852	—	40,852	Citibank N.A.
1,465	08/25/21	2.222%	3 month LIBOR(2)	(86,994)	—	(86,994)	Bank of America N.A.
575	09/06/21	2.223%	3 month LIBOR(1)	33,717	—	33,717	UBS AG
400	09/06/21	2.248%	3 month LIBOR(1)	24,314	—	24,314	Barclays Bank PLC
800	09/09/21	2.205%	3 month LIBOR(2)	(45,540)	—	(45,540)	Barclays Bank PLC
7,200	09/12/21	2.205%	3 month LIBOR(1)	408,021	—	408,021	Barclays Bank PLC
390	09/13/21	2.171%	3 month LIBOR(2)	(20,953)	—	(20,953)	Bank of America N.A.
545	09/14/21	2.160%	3 month LIBOR(1)	28,715	—	28,715	Barclays Bank PLC
405	09/16/21	2.213%	3 month LIBOR(1)	23,112	—	23,112	Barclays Bank PLC
1,035	09/21/21	2.170%	3 month LIBOR(2)	(54,895)	—	(54,895)	Barclays Bank PLC
915	09/22/21	2.158%	3 month LIBOR(1)	47,495	—	47,495	Barclays Bank PLC
405	10/03/21	2.160%	3 month LIBOR(1)	20,388	—	20,388	Morgan Stanley Capital Services
680	10/06/21	2.038%	3 month LIBOR(2)	(26,962)	—	(26,962)	Citibank N.A.
690	10/11/21	2.285%	3 month LIBOR(2)	(41,738)	—	(41,738)	Barclays Bank PLC
690	10/11/21	2.265%	3 month LIBOR(2)	(40,554)	—	(40,554)	Citibank N.A.
690	10/11/21	2.118%	3 month LIBOR(1)	31,824	—	31,824	Citibank N.A.
670	12/06/21	2.238%	3 month LIBOR(2)	(34,919)	—	(34,919)	Barclays Bank PLC
670	12/23/21	2.090%	3 month LIBOR(2)	(25,637)	—	(25,637)	Barclays Bank PLC
525	12/28/21	2.118%	3 month LIBOR(2)	(21,126)	—	(21,126)	Barclays Bank PLC
655	01/13/22	2.050%	3 month LIBOR(2)	(27,903)	—	(27,903)	Bank of Nova Scotia
540	01/13/22	1.676%	3 month LIBOR(1)	2,570	—	2,570	Citibank N.A.
540	01/13/22	1.660%	3 month LIBOR(2)	(2,802)	—	(2,802)	Citibank N.A.
660	01/20/22	1.999%	3 month LIBOR(2)	(24,717)	—	(24,717)	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$510	01/24/22	2.113%	3 month LIBOR(2)	$(24,192)	$—	$(24,192)	Bank of Nova Scotia
415	01/24/22	2.148%	3 month LIBOR(1)	20,998	—	20,998	Bank of Nova Scotia
385	01/24/22	2.118%	3 month LIBOR(2)	(18,437)	—	(18,437)	Bank of Nova Scotia
660	01/25/22	2.171%	3 month LIBOR(1)	34,746	—	34,746	Bank of Nova Scotia
320	02/13/22	2.120%	3 month LIBOR(1)	14,873	—	14,873	Bank of Nova Scotia
490	02/17/22	2.018%	3 month LIBOR(2)	(18,112)	—	(18,112)	Bank of Nova Scotia
365	02/21/22	2.105%	3 month LIBOR(2)	(16,255)	—	(16,255)	JPMorgan Chase Bank
245	02/21/22	2.100%	3 month LIBOR(2)	(10,800)	—	(10,800)	JPMorgan Chase Bank
370	02/23/22	2.117%	3 month LIBOR(2)	(16,821)	—	(16,821)	JPMorgan Chase Bank
550	05/15/22	1.988%	3 month LIBOR(2)	(14,705)	—	(14,705)	JPMorgan Chase Bank
500	06/11/22	1.843%	3 month LIBOR(2)	(5,803)	—	(5,803)	Bank of Nova Scotia
1,500	08/06/22	1.643%	3 month LIBOR(2)	4,981	—	4,981	Bank of Nova Scotia
600	08/10/22	1.758%	3 month LIBOR(2)	(4,402)	—	(4,402)	Bank of Nova Scotia
250	09/25/22	1.785%	3 month LIBOR(1)	1,595	—	1,595	Barclays Bank PLC
600	10/05/22	1.696%	3 month LIBOR(1)	(2,143)	—	(2,143)	Barclays Bank PLC
765	08/17/26	2.965%	3 month LIBOR(2)	(76,039)	—	(76,039)	Citibank N.A.
400	12/28/27	2.350%	3 month LIBOR(1)	503	—	503	Barclays Bank PLC
1,420	08/15/28	2.370%	3 month LIBOR(2)	2,824	—	2,824	Citibank N.A.
300	08/24/41	3.074%	3 month LIBOR(2)	(22,876)	—	(22,876)	Citibank N.A.
300	08/24/41	3.065%	3 month LIBOR(2)	(22,326)	—	(22,326)	Citibank N.A.
300	09/06/41	3.110%	3 month LIBOR(2)	(24,904)	—	(24,904)	UBS AG
300	09/06/41	3.028%	3 month LIBOR(2)	(19,723)	—	(19,723)	UBS AG
290	09/08/41	2.954%	3 month LIBOR(1)	14,550	—	14,550	Barclays Bank PLC
230	09/09/41	3.019%	3 month LIBOR(1)	14,681	—	14,681	Barclays Bank PLC
700	09/12/41	3.053%	3 month LIBOR(2)	(49,369)	—	(49,369)	Citibank N.A.
300	10/11/41	2.719%	3 month LIBOR(2)	665	—	665	JPMorgan Chase Bank
300	10/17/41	2.905%	3 month LIBOR(1)	10,855	—	10,855	Barclays Bank PLC
290	12/12/41	2.685%	3 month LIBOR(1)	(3,984)	—	(3,984)	Citibank N.A.
285	12/20/41	2.614%	3 month LIBOR(2)	8,284	—	8,284	Citibank N.A.
170	12/20/41	2.615%	3 month LIBOR(1)	(4,897)	—	(4,897)	Barclays Bank PLC
175	01/10/42	2.718%	3 month LIBOR(1)	636	—	636	Barclays Bank PLC
275	02/09/42	2.840%	3 month LIBOR(1)	7,543	—	7,543	Barclays Bank PLC

				$10,451,974	$—	$10,451,974

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 —	quoted prices generally in active markets for indentical securities.
Level 2 —	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3 —	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$6,839,823	$—
Commercial Mortgage-Backed Securities	—	6,537,818	—
Corporate Bonds	—	15,996,997	—
Municipal Bond	—	274,332	—
Non-Corporate Foreign Agencies	—	2,552,832	—
Sovereigns	—	2,039,401	—
U.S. Government Agency Obligations	—	12,859,820	—
U.S. Government Mortgage-Backed Securities	—	11,463,796	—
U.S. Treasury Obligations	—	11,372,928	—
Affiliated Money Market Mutual Fund	4,146,684	—	—
Other Financial Instruments*
Futures Contracts	10,379	—	—
Interest Rate Swaps	—	10,451,974	—

Total	$4,157,063	$80,389,721	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Government Agency Obligations	15.4%
U.S. Government Mortgage-Backed Securities	13.7
U.S. Treasury Obligations	13.6
Asset-Backed Securities	8.2
Commercial Mortgage-Backed Securities	7.8
Banking	6.0
Affiliated Money Market Mutual Fund	4.9
Non-Coproate Foreign Agencies	3.1
Retailers	2.6
Sovereigns	2.4
Telecommunications	2.0
Healthcare & Pharmaceutical	1.8
Energy–Integrated	1.7
Foods	1.7
Electric	0.7
Capital Goods	0.6
Non-Captive Finance	0.6
Aerospace & Defense	0.5
Technology	0.4
Municipal Bond	0.3
Media & Entertainment	0.2
Metals	0.2
Insurance	0.1

88.5
Other assets in excess of liabilities	11.5

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$12,158	*	Due from broker-variation margin	$1,779	*
Interest rate contracts	Unrealized appreciation on swap agreements	14,782,834		Unrealized depreciation on swap agreements	4,330,860

Total		$14,794,992			$4,332,639

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST BOND PORTFOLIO 2015 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$29,088	$(25,146)	$(209,219)	$558,650	$353,373

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$5,626	$744,870	$750,496

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$13,469,814	$5,033,966	$397,053,134

(1)	Value at Trade Date.
(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST BOND PORTFOLIO 2015 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $67,839,727)	$69,937,747
Affiliated investments (cost $4,146,684)	4,146,684
Cash	290
Unrealized appreciation on swap agreements	14,782,834
Receivable for investments sold	1,054,782
Dividends and interest receivable	307,530
Due from broker-variation margin	45,070
Tax reclaim receivable	1,997
Prepaid expenses	872

Total Assets	90,277,806

LIABILITIES:
Unrealized depreciation on swap agreements	4,330,860
Payable for investments purchased	2,120,641
Accrued expenses and other liabilities	53,659
Advisory fees payable	46,171
Payable for fund share repurchased	22,784
Shareholder servicing fees payable	7,208
Affiliated transfer agent fee payable	478

Total Liabilities	6,581,801

NET ASSETS	$83,696,005

Net assets were comprised of:
Paid-in capital	$67,762,347
Retained earnings	15,933,658

Net assets, December 31, 2012	$83,696,005

Net asset value and redemption price per share, $83,696,005 / 9,216,079 outstanding shares of beneficial interest	$9.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$2,439,042
Affiliated dividend income	35,160

2,474,202

EXPENSES
Advisory fees	627,618
Shareholder servicing fees and expenses	97,980
Custodian and accounting fees	69,000
Audit fee	41,000
Trustees’ fees	11,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	1,000
Miscellaneous	7,440

Total expenses	886,038

NET INVESTMENT INCOME	1,588,164

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	1,435,749
Futures transactions	(209,219)
Swap agreement transactions	558,650
Options written transactions	(25,146)

1,760,034

Net change in unrealized appreciation (depreciation) on:
Investments	(984,524)
Futures	5,626
Swap agreements	744,870

(234,028)

NET GAIN ON INVESTMENTS	1,526,006

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,114,170

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$1,588,164	$2,335,367
Net realized gain on investment transactions	1,760,034	6,856,347
Net change in unrealized appreciation (depreciation) on investments	(234,028)	(2,572,578)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,114,170	6,619,136

DISTRIBUTIONS	(9,188,153)	(25,086,437)

FUND SHARE TRANSACTIONS:
Fund share sold [1,019,069 and 4,277,708 shares, respectively]	9,750,947	41,446,274
Fund share issued in reinvestment of distributions [1,025,464 and 2,674,460 shares, respectively]	9,188,153	25,086,437
Fund share repurchased [4,776,097 and 6,216,256 shares, respectively]	(44,568,847)	(66,727,839)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(25,629,747)	(195,128)

TOTAL DECREASE IN NET ASSETS	(31,703,730)	(18,662,429)
NET ASSETS:
Beginning of year	115,399,735	134,062,164

End of year	$83,696,005	$115,399,735

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST BOND PORTFOLIO 2016

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 93.2% ASSET-BACKED SECURITIES — 11.2%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Ally Auto Receivables Trust, Series 2012-1, Class A3	Aaa	0.930%		02/16/16	$300	$301,872
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	Aaa	0.510%		12/22/14	100	100,081
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.459%	(c)	11/15/15	700	700,470
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%		10/08/15	373	374,150
BA Credit Card Trust, Series 2006-A14, Class A14	Aaa	0.269%	(c)	04/15/16	90	90,016
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%		06/15/16	300	301,330
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.459%	(c)	01/15/16	700	700,630
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14	174	174,491
Chase Issuance Trust, Series 2008-A6, Class A6	Aaa	1.409%	(c)	05/15/15	60	60,263
Discover Card Master Trust, Series 2012-A1, Class A1	Aaa	0.810%		08/15/17	500	503,771
Discover Card Master Trust, Series 2012-A5, Class A5	Aaa	0.409%	(c)	01/15/18	300	300,338
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%		01/15/14	226	225,986
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%		11/21/14	200	200,371
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%		09/22/14	186	186,581
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	220	219,782
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.269%	(c)	11/15/15	650	650,101
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%		05/15/15	156	156,531
World Omni Auto Receivables Trust, Series 2012-B, Class A2	AAA(d)	0.430%		11/16/15	300	299,975

TOTAL ASSET-BACKED SECURITIES (cost $5,524,060)						5,546,739

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.2%
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	250	267,329
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	267	267,059
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AAA(d)	5.553%		04/10/38	300	337,752
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	210	242,222
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%		10/15/42	300	325,720
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.797%	(c)	06/15/49	293	302,693
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	Aaa	5.263%	(c)	11/12/37	200	222,295
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%		08/12/43	400	463,244
Morgan Stanley Capital I, Series 2006-T21, Class A4	Aaa	5.162%		10/12/52	500	555,471

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	$415	$443,255
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	100	114,994

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $3,384,044)					3,542,034

CORPORATE BONDS — 17.0%
Banking — 6.1%
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%	12/02/22	115	114,542
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	4.500%	04/01/15	140	149,230
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%	07/15/21	100	115,316
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.500%	01/14/22	95	105,992
Citigroup, Inc., Sub. Notes	Baa3	5.000%	09/15/14	175	184,115
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%	07/27/21	100	113,998
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	125	143,254
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	1,200	1,205,561
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	100	111,824
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.400%	07/22/20	125	141,106
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.375%	10/15/15	175	190,257
US Bancorp, Sr. Unsec’d. Notes	A1	4.200%	05/15/14	215	225,726
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.625%	12/11/17	150	178,906

					2,979,827

Cable — 0.2%
Comcast Corp., Gtd. Notes	Baa1	4.950%	06/15/16	65	73,270

Capital Goods — 1.3%
ABB Finance USA, Inc., Gtd. Notes	A2	1.625%	05/08/17	80	81,041
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $89,861; purchased 06/24/10)(f)	Baa1	2.750%	07/01/13(g)	90	90,957
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	35	36,908
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%	07/12/21	100	111,534
United Technologies Corp., Sr. Unsec’d. Notes	A2	1.200%	06/01/15	160	162,291
Xylem, Inc., Gtd. Notes	Baa2	3.550%	09/20/16	150	159,799

					642,530

Chemicals — 0.4%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	7.600%	05/15/14	85	92,801
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	100	114,760

					207,561

Electric — 0.4%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	60	66,664
TECO Finance, Inc., Gtd. Notes	Baa2	4.000%	03/15/16	100	106,919

					173,583

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy - Integrated — 1.3%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	$85	$90,232
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	65	69,337
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	4.500%	09/15/14	200	212,183
PC Financial Partnership, Gtd. Notes	Baa1	5.000%	11/15/14	100	107,570
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	150	158,437

					637,759

Energy - Other — 0.2%
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%	06/15/17	100	114,457

Foods — 0.5%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	4.125%	01/15/15	90	96,173
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa1	6.120%	05/01/13	125	127,306

					223,479

Healthcare & Pharmaceutical — 0.7%
Medtronic, Inc., Sr. Unsec’d. Notes(k)	A1	3.000%	03/15/15	100	105,077
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	Baa1	2.250%	08/15/16	235	243,317

					348,394

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	50	55,543
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	60	69,900

					125,443

Insurance — 0.6%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	90	106,398
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	55	59,165
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	130	150,946

					316,509

Media & Entertainment — 0.7%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	100	111,650
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.100%	04/01/14	130	132,379
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	100	112,334

					356,363

Metals — 0.1%
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	25	26,783

Non-Captive Finance — 0.8%
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	3.150%	09/07/22	65	66,410
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	5.900%	05/13/14	175	187,550
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.625%	01/07/21	25	28,357

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Captive Finance (continued)
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.650%	10/17/21	$10	$11,410
General Electric Capital Corp., Sub. Notes	A2	5.300%	02/11/21	100	116,078

					409,805

Pipelines & Other — 0.7%
Enterprise Products Operating LLC, Gtd. Notes	Baa2	5.200%	09/01/20	125	149,202
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	3.950%	09/01/22	125	133,657
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.125%	11/15/20	75	81,441

					364,300

Railroads — 0.2%
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	75	91,419

Retailers — 0.4%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	3.250%	05/18/15	200	212,034

Telecommunications — 1.7%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	200	207,877
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	2.500%	08/15/15	305	317,986
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	100	111,451
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	4.950%	09/30/14	100	104,399
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	100	116,722

					858,435

Tobacco — 0.4%
Altria Group, Inc., Gtd. Notes	Baa1	8.500%	11/10/13	200	213,093

TOTAL CORPORATE BONDS (cost $8,037,184)					8,375,044

NON-CORPORATE FOREIGN AGENCIES — 3.4%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	1,160	1,208,488
Westpac Banking Corp. (Australia), Covered Notes, 144A	Aaa	1.250%	12/15/17	450	449,415

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $1,606,881)					1,657,903

SOVEREIGNS — 2.0%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	Aaa	1.375%	03/07/14	80	81,026
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	NR	4.250%	09/03/13	50	51,251
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, 144A	AA+(d)	2.875%	09/15/14	100	103,542
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	250	252,025
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	Aaa	0.625%	05/22/15	100	100,581
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	Aaa	2.250%	03/17/16	200	210,708
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	Aaa	0.375%	05/18/15	100	99,987

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGNS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	NR	0.250%		09/12/15	$90	$89,448

TOTAL SOVEREIGNS (cost $989,093)						988,568

U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.7%
Federal Home Loan Banks		1.375%		05/28/14	1,800	1,830,778
Federal Home Loan Mortgage Corp.		0.750%		01/12/18	145	144,018
Federal Home Loan Mortgage Corp.		1.000%		09/29/17	435	439,571
Federal Home Loan Mortgage Corp.(h)		1.250%		08/01/19	1,885	1,887,609
Federal Home Loan Mortgage Corp.		1.250%		10/02/19	1,025	1,022,001
Financing Corp. FICO Strips Principal, Series D-P		1.600%	(n)	09/26/19	1,850	1,662,817
Financing Corp. FICO Strips Principal, Series 15P		1.450%	(s)	03/07/19	2,250	2,062,177
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.390%	(s)	03/15/22	120	98,122
Israel Government AID Bond (Israel), Series 11-Z, Gtd. Notes		1.430%	(s)	05/15/19	1,565	1,429,725
Residual Funding Corp. Strips Principal, Bonds		1.500%	(s)	10/15/19	445	403,281
Residual Funding Corp. Strips Principal, Bonds		1.720%	(s)	07/15/20	390	344,714
Resolution Funding Corp. Interest Strip, Bonds		0.680%	(s)	07/15/16	1,150	1,122,804
Resolution Funding Corp. Interest Strip, Bonds		1.170%	(s)	04/15/18	2,365	2,225,401

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $12,800,525)						14,673,018

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 16.6%
Federal Home Loan Mortgage Corp.		3.500%		06/01/42	2,433	2,594,739
Federal National Mortgage Association		3.500%		TBA	500	533,066
Federal National Mortgage Association		3.500%		TBA	500	532,129
Government National Mortgage Association		4.000%		06/20/39-08/20/40	4,122	4,505,010

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $7,950,536)						8,164,944

U.S. TREASURY OBLIGATIONS — 6.1%
U.S. Treasury Bonds		2.750%		08/15/42	100	96,562
U.S. Treasury Bonds		2.750%		11/15/42	550	529,891
U.S. Treasury Bonds		3.000%		05/15/42	295	300,531
U.S. Treasury Notes		0.750%		12/31/17	300	300,492
U.S. Treasury Notes		1.625%		11/15/22	1,687	1,668,548
U.S. Treasury Strips Coupon		2.260%	(n)	02/15/25	165	125,531

TOTAL U.S. TREASURY OBLIGATIONS (cost $3,055,596)						3,021,555

TOTAL LONG-TERM INVESTMENTS (cost $43,347,919)						45,969,805

					Shares
SHORT-TERM INVESTMENT — 2.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,095,123)(Note 4)(w)					1,095,123	1,095,123

TOTAL INVESTMENTS — 95.4% (cost $44,443,042)						47,064,928
Other assets in excess of liabilities(x) — 4.6%						2,254,248

NET ASSETS — 100.0%						$49,319,176

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
FICO	Financing Corp.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such security is $89,861. The aggregate value of $90,957 is approximately 0.2% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
1	U.S. Ultra Bond	Mar. 2013	$164,065	$162,594	$(1,471)
1	5 Year U.S. Treasury Notes	Mar. 2013	123,994	124,414	420
5	2 Year U.S. Treasury Notes	Mar. 2013	1,102,496	1,102,344	(152)

					(1,203)

Short Position:
8	U.S. Long Bond	Mar.2013	1,199,084	1,180,000	19,084

					$17,881

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$830	09/01/13	0.502%	3 month LIBOR(2)	$(2,202)	$—	$(2,202)	Barclays Bank PLC
4,350	04/12/14	0.596%	3 month LIBOR(1)	17,009	—	17,009	Citibank N.A.
2,870	07/03/14	0.553%	3 month LIBOR(1)	14,344	—	14,344	Bank of Nova Scotia
3,100	09/01/14	0.659%	3 month LIBOR(2)	(21,563)	—	(21,563)	Citibank N.A.
600	09/12/14	0.656%	3 month LIBOR(2)	(4,122)	—	(4,122)	Barclays Bank PLC
800	09/19/14	0.669%	3 month LIBOR(2)	(5,698)	—	(5,698)	JPMorgan Chase Bank
2,300	09/27/14	0.401%	3 month LIBOR(1)	4,050	—	4,050	Barclays Bank PLC
930	09/27/14	0.650%	3 month LIBOR(2)	(6,271)	—	(6,271)	Citibank N.A.
2,910	10/26/14	0.835%	3 month LIBOR(2)	(27,549)	—	(27,549)	Barclays Bank PLC
1,000	10/28/14	0.816%	3 month LIBOR(2)	(9,069)	—	(9,069)	Barclays Bank PLC
705	10/28/14	0.809%	3 month LIBOR(2)	(6,297)	—	(6,297)	Barclays Bank PLC
100	12/04/14	0.371%	3 month LIBOR(2)	2	—	2	Morgan Stanley Capital Services
2,450	03/19/15	0.844%	3 month LIBOR(2)	(29,981)	—	(29,981)	Barclays Bank PLC
3,000	07/09/15	0.593%	3 month LIBOR(2)	(18,919)	—	(18,919)	Bank of Nova Scotia
2,000	08/06/15	0.508%	3 month LIBOR(2)	(6,999)	—	(6,999)	Bank of Nova Scotia
1,750	08/08/15	0.528%	3 month LIBOR(2)	(7,107)	—	(7,107)	Credit Suisse International

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$3,000	08/20/15	0.615%	3 month LIBOR(2)	$(19,660)	$—	$(19,660)	Bank of Nova Scotia
5,600	09/11/15	0.521%	3 month LIBOR(2)	(19,793)	—	(19,793)	JPMorgan Chase Bank
450	09/28/15	0.918%	3 month LIBOR(2)	(6,850)	—	(6,850)	Barclays Bank PLC
360	09/28/15	0.491%	3 month LIBOR(1)	897	—	897	Credit Suisse International
620	10/04/15	0.445%	3 month LIBOR(2)	(87)	—	(87)	Bank of Nova Scotia
2,700	10/11/15	0.463%	3 month LIBOR(2)	(1,550)	—	(1,550)	Bank of Nova Scotia
400	12/04/15	0.444%	3 month LIBOR(2)	273	—	273	Morgan Stanley Capital Services
1,200	12/21/15	0.494%	3 month LIBOR(2)	(702)	—	(702)	Citibank N.A.
240	08/04/16	1.528%	3 month LIBOR(2)	(9,568)	—	(9,568)	Citibank N.A.
14,350	08/09/16	1.425%	3 month LIBOR(1)	511,805	—	511,805	Bank of America N.A.
1,900	08/11/16	1.460%	3 month LIBOR(2)	(70,329)	—	(70,329)	HSBC Bank USA N.A.
4,750	08/17/16	1.253%	3 month LIBOR(2)	(136,110)	—	(136,110)	Barclays Bank PLC
2,900	08/17/16	1.250%	3 month LIBOR(2)	(82,811)	—	(82,811)	Barclays Bank PLC
1,500	08/18/16	1.230%	3 month LIBOR(2)	(41,592)	—	(41,592)	Citibank N.A.
590	08/22/16	1.168%	3 month LIBOR(2)	(14,832)	—	(14,832)	Morgan Stanley Capital Services
3,190	08/31/16	0.934%	3 month LIBOR(1)	50,280	—	50,280	Credit Suisse International
2,160	08/31/16	1.251%	3 month LIBOR(2)	(61,360)	—	(61,360)	Barclays Bank PLC
995	08/31/16	0.975%	3 month LIBOR(2)	(17,298)	—	(17,298)	JPMorgan Chase Bank
995	08/31/16	0.978%	3 month LIBOR(2)	(17,437)	—	(17,437)	JPMorgan Chase Bank
460	08/31/16	1.303%	3 month LIBOR(2)	(14,006)	—	(14,006)	Barclays Bank PLC
2,850	09/02/16	1.263%	3 month LIBOR(2)	(81,846)	—	(81,846)	Barclays Bank PLC
1,000	09/06/16	1.243%	3 month LIBOR(2)	(27,809)	—	(27,809)	Barclays Bank PLC
13,930	09/27/16	1.111%	3 month LIBOR(1)	308,502	—	308,502	Morgan Stanley Capital Services
1,160	09/28/16	1.238%	3 month LIBOR(2)	(31,514)	—	(31,514)	Barclays Bank PLC
225	09/29/16	1.255%	3 month LIBOR(2)	(6,258)	—	(6,258)	Barclays Bank PLC
2,145	10/03/16	1.273%	3 month LIBOR(1)	58,987	—	58,987	UBS AG
5,755	10/05/16	1.239%	3 month LIBOR(1)	150,271	—	150,271	Morgan Stanley Capital Services
7,520	10/06/16	1.194%	3 month LIBOR(1)	183,007	—	183,007	JPMorgan Chase Bank
1,550	10/11/16	1.430%	3 month LIBOR(2)	(52,006)	—	(52,006)	Citibank N.A.
1,985	10/27/16	1.439%	3 month LIBOR(2)	(66,595)	—	(66,595)	Barclays Bank PLC
5,700	11/01/16	1.431%	3 month LIBOR(2)	(188,410)	—	(188,410)	Barclays Bank PLC
3,160	11/02/16	1.336%	3 month LIBOR(2)	(92,484)	—	(92,484)	Barclays Bank PLC
5,700	11/22/16	1.334%	3 month LIBOR(1)	163,168	—	163,168	Morgan Stanley Capital Services
4,410	11/29/16	1.351%	3 month LIBOR(1)	128,390	—	128,390	Citibank N.A.
3,580	11/30/16	0.913%	3 month LIBOR(2)	(42,075)	—	(42,075)	JPMorgan Chase Bank
3,000	11/30/16	0.945%	3 month LIBOR(2)	(39,120)	—	(39,120)	Citibank N.A.
700	12/29/16	1.351%	3 month LIBOR(1)	19,878	—	19,878	Barclays Bank PLC
460	12/30/16	1.328%	3 month LIBOR(1)	12,613	—	12,613	Citibank N.A.
18,800	12/31/16	1.257%	3 month LIBOR(1)	631,218	—	631,218	Barclays Bank PLC
18,120	12/31/16	2.736%	3 month LIBOR(1)	2,827,087	—	2,827,087	Bank of America N.A.
8,100	12/31/16	1.652%	3 month LIBOR(1)	481,523	—	481,523	JPMorgan Chase Bank
4,500	12/31/16	0.000%	3 month LIBOR(1)	617,663	—	617,663	JPMorgan Chase Bank
1,400	12/31/16	2.686%	3 month LIBOR(2)	(255,721)	—	(255,721)	Morgan Stanley Capital Services
550	12/31/16	3.228%	3 month LIBOR(1)	118,993	—	118,993	Morgan Stanley Capital Services
745	01/03/17	1.311%	3 month LIBOR(2)	(24,027)	—	(24,027)	Citibank N.A.
2,240	01/20/17	1.120%	3 month LIBOR(2)	(52,205)	—	(52,205)	Bank of Nova Scotia
2,200	01/24/17	1.176%	3 month LIBOR(2)	(56,457)	—	(56,457)	Bank of Nova Scotia
1,010	01/26/17	1.215%	3 month LIBOR(1)	27,615	—	27,615	Bank of Nova Scotia
1,680	01/27/17	1.138%	3 month LIBOR(2)	(40,111)	—	(40,111)	Bank of Nova Scotia
2,265	01/31/17	1.055%	3 month LIBOR(1)	45,455	—	45,455	Bank of Nova Scotia
2,310	02/06/17	0.965%	3 month LIBOR(2)	(36,550)	—	(36,550)	Bank of Nova Scotia
645	02/08/17	1.037%	3 month LIBOR(2)	(12,234)	—	(12,234)	Bank of Nova Scotia
890	02/13/17	1.128%	3 month LIBOR(2)	(20,355)	—	(20,355)	Bank of Nova Scotia
1,150	02/21/17	1.179%	3 month LIBOR(2)	(28,625)	—	(28,625)	JPMorgan Chase Bank
1,375	02/28/17	0.680%	3 month LIBOR(1)	673	—	673	Citibank N.A.
2,650	03/02/17	1.085%	3 month LIBOR(2)	(54,340)	—	(54,340)	Barclays Bank PLC
660	03/06/17	1.123%	3 month LIBOR(2)	(14,547)	—	(14,547)	Barclays Bank PLC
1,250	03/29/17	1.293%	3 month LIBOR(2)	(36,187)	—	(36,187)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$6,400	05/22/17	1.096%	3 month LIBOR(1)	$112,068	$—	$112,068	Morgan Stanley Capital Services
1,550	05/23/17	1.085%	3 month LIBOR(1)	26,309	—	26,309	Bank of Nova Scotia
2,080	07/05/17	0.938%	3 month LIBOR(2)	(26,521)	—	(26,521)	Bank of Nova Scotia
1,260	07/16/17	0.847%	3 month LIBOR(2)	(9,934)	—	(9,934)	Bank of Nova Scotia
2,200	08/01/17	0.844%	3 month LIBOR(2)	(15,710)	—	(15,710)	Bank of Nova Scotia
4,600	09/10/17	0.845%	3 month LIBOR(2)	(26,243)	—	(26,243)	Morgan Stanley Capital Services
2,000	09/18/17	0.840%	3 month LIBOR(2)	(10,431)	—	(10,431)	Barclays Bank PLC
500	09/25/17	0.820%	3 month LIBOR(2)	(1,966)	—	(1,966)	Bank of Nova Scotia
1,150	10/03/17	0.778%	3 month LIBOR(2)	(771)	—	(771)	Citibank N.A.
1,400	10/09/17	0.765%	3 month LIBOR(2)	258	—	258	Bank of Nova Scotia
600	10/09/17	0.784%	3 month LIBOR(2)	(446)	—	(446)	Morgan Stanley Capital Services
2,425	10/15/17	0.790%	3 month LIBOR(1)	1,938	—	1,938	Morgan Stanley Capital Services
800	10/22/17	0.883%	3 month LIBOR(2)	(4,095)	—	(4,095)	Bank of Nova Scotia
700	11/09/17	0.774%	3 month LIBOR(2)	676	—	676	Bank of Nova Scotia
1,100	11/13/17	0.778%	3 month LIBOR(1)	(1,070)	—	(1,070)	Morgan Stanley Capital Services
690	11/13/17	0.775%	3 month LIBOR(1)	(756)	—	(756)	Bank of Nova Scotia
1,900	11/15/17	0.762%	3 month LIBOR(2)	3,466	—	3,466	Morgan Stanley Capital Services
3,300	11/19/17	0.763%	3 month LIBOR(1)	(6,570)	—	(6,570)	Morgan Stanley Capital Services
430	12/05/17	0.758%	3 month LIBOR(1)	(1,231)	—	(1,231)	Morgan Stanley Capital Services
800	12/11/17	0.734%	3 month LIBOR(2)	3,267	—	3,267	Barclays Bank PLC
800	12/12/17	0.736%	3 month LIBOR(2)	3,359	—	3,359	Bank of Nova Scotia
3,230	12/13/17	0.755%	3 month LIBOR(1)	(10,658)	—	(10,658)	Morgan Stanley Capital Services
1,100	12/20/17	0.868%	3 month LIBOR(2)	(2,165)	—	(2,165)	Morgan Stanley Capital Services
560	05/15/18	2.318%	3 month LIBOR(1)	42,754	—	42,754	JPMorgan Chase Bank
2,900	07/22/18	2.455%	3 month LIBOR(2)	(265,709)	—	(265,709)	Citibank N.A.
390	08/09/18	2.136%	3 month LIBOR(1)	28,009	—	28,009	Bank of America N.A.
6,300	08/17/18	1.838%	3 month LIBOR(1)	338,991	—	338,991	Barclays Bank PLC
700	08/19/18	1.770%	3 month LIBOR(2)	(34,783)	—	(34,783)	Barclays Bank PLC
750	08/30/18	1.850%	3 month LIBOR(1)	40,514	—	40,514	Morgan Stanley Capital Services
1,350	09/01/18	1.820%	3 month LIBOR(2)	(70,212)	—	(70,212)	Citibank N.A.
1,930	09/21/18	1.673%	3 month LIBOR(2)	(81,693)	—	(81,693)	Barclays Bank PLC
1,770	09/27/18	1.525%	3 month LIBOR(1)	58,932	—	58,932	Morgan Stanley Capital Services
255	10/03/18	1.745%	3 month LIBOR(1)	11,479	—	11,479	UBS AG
625	10/05/18	1.665%	3 month LIBOR(1)	25,124	—	25,124	Morgan Stanley Capital Services
825	10/06/18	1.599%	3 month LIBOR(1)	29,899	—	29,899	JPMorgan Chase Bank
920	10/11/18	1.770%	3 month LIBOR(1)	42,368	—	42,368	JPMorgan Chase Bank
1,720	10/19/18	1.915%	3 month LIBOR(2)	(93,191)	—	(93,191)	Barclays Bank PLC
2,510	10/21/18	1.908%	3 month LIBOR(2)	(134,587)	—	(134,587)	Barclays Bank PLC
470	11/01/18	1.984%	3 month LIBOR(2)	(26,994)	—	(26,994)	Barclays Bank PLC
230	11/02/18	1.880%	3 month LIBOR(2)	(11,797)	—	(11,797)	Barclays Bank PLC
385	11/08/18	1.738%	3 month LIBOR(2)	(16,391)	—	(16,391)	Citibank N.A.
330	11/22/18	1.766%	3 month LIBOR(1)	14,348	—	14,348	Morgan Stanley Capital Services
360	11/29/18	1.758%	3 month LIBOR(1)	15,318	—	15,318	Citibank N.A.
340	12/05/18	1.813%	3 month LIBOR(2)	(15,456)	—	(15,456)	Barclays Bank PLC
1,430	12/08/18	1.803%	3 month LIBOR(2)	(63,916)	—	(63,916)	Barclays Bank PLC
960	12/14/18	1.709%	3 month LIBOR(2)	(37,332)	—	(37,332)	Barclays Bank PLC
2,070	01/12/19	1.699%	3 month LIBOR(2)	(91,545)	—	(91,545)	Citibank N.A.
800	01/17/19	1.603%	3 month LIBOR(2)	(30,295)	—	(30,295)	Barclays Bank PLC
800	01/19/19	1.573%	3 month LIBOR(2)	(28,660)	—	(28,660)	Bank of Nova Scotia
380	02/21/19	1.573%	3 month LIBOR(2)	(12,877)	—	(12,877)	Citibank N.A.
765	02/23/19	1.633%	3 month LIBOR(2)	(28,721)	—	(28,721)	Barclays Bank PLC
240	03/05/19	1.643%	3 month LIBOR(2)	(9,049)	—	(9,049)	Bank of Nova Scotia
300	03/13/19	1.616%	3 month LIBOR(2)	(10,675)	—	(10,675)	Barclays Bank PLC
600	04/10/19	1.816%	3 month LIBOR(2)	(27,420)	—	(27,420)	Bank of Nova Scotia
450	04/13/19	1.638%	3 month LIBOR(1)	15,376	—	15,376	Bank of Nova Scotia
1,000	05/18/19	1.523%	3 month LIBOR(1)	24,688	—	24,688	Morgan Stanley Capital Services
700	05/21/19	1.475%	3 month LIBOR(1)	15,084	—	15,084	Bank of Nova Scotia
2,450	06/07/19	1.330%	3 month LIBOR(1)	27,736	—	27,736	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$370	06/07/19	1.338%	3 month LIBOR(1)	$4,364	$—	$4,364	Bank of Nova Scotia
2,055	08/06/19	1.211%	3 month LIBOR(2)	(10,757)	—	(10,757)	Bank of Nova Scotia
300	10/02/19	1.189%	3 month LIBOR(2)	202	—	202	Bank of Nova Scotia
500	10/16/19	1.210%	3 month LIBOR(1)	(43)	—	(43)	Barclays Bank PLC
400	10/19/19	1.264%	3 month LIBOR(2)	(1,335)	—	(1,335)	Barclays Bank PLC
700	10/31/19	1.265%	3 month LIBOR(2)	(1,960)	—	(1,960)	Citibank N.A.
1,400	11/02/19	1.253%	3 month LIBOR(1)	2,276	—	2,276	Citibank N.A.
600	11/16/19	1.167%	3 month LIBOR(1)	(3,051)	—	(3,051)	Barclays Bank PLC
500	11/20/19	1.149%	3 month LIBOR(1)	(3,247)	—	(3,247)	Barclays Bank PLC
500	11/28/19	1.208%	3 month LIBOR(2)	1,522	—	1,522	Barclays Bank PLC
400	12/03/19	1.179%	3 month LIBOR(2)	2,113	—	2,113	Bank of Nova Scotia
2,485	09/10/20	2.620%	3 month LIBOR(2)	(240,612)	—	(240,612)	Barclays Bank PLC
4,665	10/01/20	2.523%	3 month LIBOR(2)	(409,571)	—	(409,571)	UBS AG
300	06/08/21	4.640%	3 month LIBOR(1)	32,723	—	32,723	Morgan Stanley Capital Services
160	08/09/21	2.625%	3 month LIBOR(2)	(15,243)	—	(15,243)	Citibank N.A.
560	08/15/21	2.380%	3 month LIBOR(2)	(41,287)	—	(41,287)	Barclays Bank PLC
530	08/24/21	2.250%	3 month LIBOR(1)	32,806	—	32,806	Citibank N.A.
1,160	08/25/21	2.222%	3 month LIBOR(2)	(68,883)	—	(68,883)	Bank of America N.A.
470	09/06/21	2.223%	3 month LIBOR(1)	27,560	—	27,560	UBS AG
325	09/06/21	2.248%	3 month LIBOR(1)	19,755	—	19,755	Barclays Bank PLC
755	09/09/21	2.205%	3 month LIBOR(2)	(42,978)	—	(42,978)	Barclays Bank PLC
310	09/13/21	2.171%	3 month LIBOR(2)	(16,655)	—	(16,655)	Bank of America N.A.
85	09/19/21	2.259%	3 month LIBOR(2)	(5,168)	—	(5,168)	Barclays Bank PLC
300	09/22/21	2.158%	3 month LIBOR(1)	15,572	—	15,572	Barclays Bank PLC
300	09/23/21	2.099%	3 month LIBOR(2)	(14,033)	—	(14,033)	Citibank N.A.
355	10/03/21	2.160%	3 month LIBOR(1)	17,871	—	17,871	Morgan Stanley Capital Services
240	10/04/21	2.108%	3 month LIBOR(1)	10,990	—	10,990	Citibank N.A.
620	10/06/21	2.038%	3 month LIBOR(2)	(24,583)	—	(24,583)	Citibank N.A.
115	10/06/21	2.060%	3 month LIBOR(2)	(4,782)	—	(4,782)	UBS AG
405	10/07/21	2.135%	3 month LIBOR(1)	19,413	—	19,413	Citibank N.A.
670	10/11/21	2.265%	3 month LIBOR(2)	(39,379)	—	(39,379)	Citibank N.A.
220	10/11/21	2.118%	3 month LIBOR(1)	10,147	—	10,147	Citibank N.A.
770	12/19/21	2.053%	3 month LIBOR(1)	27,197	—	27,197	Barclays Bank PLC
1,090	12/22/21	2.085%	3 month LIBOR(1)	41,337	—	41,337	Barclays Bank PLC
390	12/23/21	2.090%	3 month LIBOR(2)	(14,923)	—	(14,923)	Barclays Bank PLC
515	12/28/21	2.118%	3 month LIBOR(2)	(20,723)	—	(20,723)	Barclays Bank PLC
600	01/03/22	2.058%	3 month LIBOR(1)	26,401	—	26,401	Citibank N.A.
585	01/13/22	2.050%	3 month LIBOR(2)	(24,921)	—	(24,921)	Bank of Nova Scotia
400	01/13/22	1.660%	3 month LIBOR(2)	(2,076)	—	(2,076)	Citibank N.A.
400	01/13/22	1.676%	3 month LIBOR(1)	1,904	—	1,904	Citibank N.A.
570	01/20/22	1.999%	3 month LIBOR(2)	(21,346)	—	(21,346)	Bank of Nova Scotia
425	01/24/22	2.113%	3 month LIBOR(2)	(20,160)	—	(20,160)	Bank of Nova Scotia
325	01/24/22	2.118%	3 month LIBOR(2)	(15,564)	—	(15,564)	Bank of Nova Scotia
270	01/24/22	2.148%	3 month LIBOR(1)	13,661	—	13,661	Bank of Nova Scotia
570	01/25/22	2.171%	3 month LIBOR(1)	30,008	—	30,008	Bank of Nova Scotia
500	02/02/22	1.914%	3 month LIBOR(2)	(14,359)	—	(14,359)	Citibank N.A.
470	02/13/22	2.120%	3 month LIBOR(1)	21,843	—	21,843	Bank of Nova Scotia
365	02/17/22	2.018%	3 month LIBOR(2)	(13,492)	—	(13,492)	Bank of Nova Scotia
270	02/21/22	2.105%	3 month LIBOR(2)	(12,024)	—	(12,024)	JPMorgan Chase Bank
180	02/21/22	2.100%	3 month LIBOR(2)	(7,935)	—	(7,935)	JPMorgan Chase Bank
270	02/23/22	2.117%	3 month LIBOR(2)	(12,275)	—	(12,275)	JPMorgan Chase Bank
600	03/28/22	2.350%	3 month LIBOR(1)	38,433	—	38,433	Barclays Bank PLC
500	06/11/22	1.843%	3 month LIBOR(2)	(5,803)	—	(5,803)	Bank of Nova Scotia
320	06/20/22	1.716%	3 month LIBOR(2)	100	—	100	Bank of Nova Scotia
500	08/10/22	1.758%	3 month LIBOR(2)	(3,668)	—	(3,668)	Bank of Nova Scotia
400	09/25/22	1.785%	3 month LIBOR(1)	2,552	—	2,552	Barclays Bank PLC
500	10/05/22	1.696%	3 month LIBOR(1)	(1,786)	—	(1,786)	Barclays Bank PLC
1,300	11/15/22	1.639%	3 month LIBOR(2)	15,680	—	15,680	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,030	08/15/28	2.370%	3 month LIBOR(2)	$2,048	$—	$2,048	Citibank N.A.
240	08/24/41	3.065%	3 month LIBOR(2)	(17,861)	—	(17,861)	Citibank N.A.
240	08/24/41	3.074%	3 month LIBOR(2)	(18,300)	—	(18,300)	Citibank N.A.
245	09/06/41	3.028%	3 month LIBOR(2)	(16,107)	—	(16,107)	UBS AG
245	09/06/41	3.110%	3 month LIBOR(2)	(20,338)	—	(20,338)	UBS AG
230	09/08/41	2.954%	3 month LIBOR(1)	11,540	—	11,540	Barclays Bank PLC
180	09/09/41	3.019%	3 month LIBOR(1)	11,490	—	11,490	Barclays Bank PLC
290	10/11/41	2.719%	3 month LIBOR(2)	643	—	643	JPMorgan Chase Bank
290	10/17/41	2.905%	3 month LIBOR(1)	10,493	—	10,493	Barclays Bank PLC
260	12/12/41	2.685%	3 month LIBOR(1)	(3,572)	—	(3,572)	Citibank N.A.
260	12/20/41	2.614%	3 month LIBOR(2)	7,557	—	7,557	Citibank N.A.
155	12/20/41	2.615%	3 month LIBOR(1)	(4,465)	—	(4,465)	Barclays Bank PLC
160	01/10/42	2.718%	3 month LIBOR(1)	582	—	582	Barclays Bank PLC
170	01/11/42	2.710%	3 month LIBOR(1)	336	—	336	Citibank N.A.
330	01/12/42	2.773%	3 month LIBOR(2)	(5,011)	—	(5,011)	Citibank N.A.
210	02/09/42	2.840%	3 month LIBOR(1)	5,760	—	5,760	Barclays Bank PLC

				$3,373,159	$—	$3,373,159

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$5,546,739	$—
Commercial Mortgage-Backed Securities	—	3,542,034	—
Corporate Bonds	—	8,375,044	—
Non-Corporate Foreign Agencies	—	1,657,903	—
Sovereigns	—	988,568	—
U.S. Government Agency Obligations	—	14,673,018	—
U.S. Government Mortgage-Backed Securities	—	8,164,944	—
U.S. Treasury Obligations	—	3,021,555	—
Affiliated Money Market Mutual Fund	1,095,123	—	—
Other Financial Instruments*
Futures Contracts	17,881	—	—
Interest Rate Swaps	—	3,373,159	—

Total	$1,113,004	$49,342,964	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Interest Rate Swaps
Balance as of 12/31/11	$3,008,026
Realized gain (loss)	— **
Change in unrealized appreciation (depreciation)***	(245,096)
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	(2,762,930)

Balance as of 12/31/12	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	The realized gain earned during the period for other financial instruments was $255,170.
***	Of which, $0 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 6 Interest Rate Swaps transferred from Level 3 into Level 2 as a result of the swaps no longer being fair valued in accordance with the Board of Trustees’ approval.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Government Agency Obligations	29.7%
U.S. Government Mortgage-Backed Securities	16.6
Asset-Backed Securities	11.2
Commercial Mortgage-Backed Securities	7.2
Banking	6.1
U.S. Treasury Obligations	6.1
Non-Corporate Foreign Agencies	3.4
Affiliated Money Market Mutual Fund	2.2
Sovereigns	2.0
Telecommunications	1.7
Capital Goods	1.3
Energy - Integrated	1.3
Non-Captive Finance	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST BOND PORTFOLIO 2016 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Industry classification (continued):

Healthcare & Pharmaceutical	0.7%
Media & Entertainment	0.7
Pipelines & Other	0.7
Insurance	0.6
Foods	0.5
Chemicals	0.4
Electric	0.4
Retailers	0.4
Tobacco	0.4
Healthcare Insurance	0.3
Cable	0.2
Energy – Other	0.2
Railroads	0.2
Metals	0.1

95.4
Other assets in excess of liabilities	4.6

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$7,722,543		Unrealized depreciation on swap agreements	$4,349,384
Interest rate contracts	Due from broker—variation margin	19,504	*	Due from broker—variation margin	1,623	*

Total		$7,742,047			$4,351,007

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$24,894	$(20,764)	$(143,624)	$650,451	$510,957

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$4,786	$770,472	$775,258

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$8,628,918	$6,880,444	$301,606,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST BOND PORTFOLIO 2016 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $43,347,919)	$45,969,805
Affiliated investments (cost $1,095,123)	1,095,123
Cash	3,895
Unrealized appreciation on swap agreements	7,722,543
Receivable for investments sold	534,670
Dividends and interest receivable	145,055
Due from broker-variation margin	5,348
Prepaid expenses	763

Total Assets	55,477,202

LIABILITIES:
Unrealized depreciation on swap agreements	4,349,384
Payable for investments purchased	1,596,662
Payable for fund share repurchased	124,758
Accrued expenses and other liabilities	49,370
Advisory fees payable	28,401
Shareholder servicing fees payable	8,973
Affiliated transfer agent fee payable	478

Total Liabilities	6,158,026

NET ASSETS	$49,319,176

Net assets were comprised of:
Paid-in capital	$41,522,148
Retained earnings	7,797,028

Net assets, December 31, 2012	$49,319,176

Net asset value and redemption price per share, $49,319,176 / 5,659,418 outstanding shares of beneficial interest	$8.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$1,040,123
Affiliated dividend income	26,135

1,066,258

EXPENSES
Advisory fees	457,278
Shareholder servicing fees and expenses	71,385
Custodian and accounting fees	64,000
Audit fee	45,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Legal fees and expenses	8,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	1,000
Loan interest expense (Note 7)	279
Miscellaneous	7,325

Total expenses	685,267

NET INVESTMENT INCOME	380,991

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	926,687
Futures transactions	(143,624)
Swap agreement transactions	650,451
Options written transactions	(20,764)

1,412,750

Net change in unrealized appreciation (depreciation) on:
Investments	638,946
Futures	4,786
Swap agreements	770,472

1,414,204

NET GAIN ON INVESTMENTS	2,826,954

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,207,945

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$380,991	$252,662
Net realized gain on investment transactions	1,412,750	860,488
Net change in unrealized appreciation (depreciation) on investments.	1,414,204	3,020,137

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,207,945	4,133,287

DISTRIBUTIONS	(1,111,829)	(8,580,107)

FUND SHARE TRANSACTIONS:
Fund share sold [3,128,698 and 18,276,364 shares, respectively]	27,070,216	155,820,668
Fund share issued in reinvestment of distributions [130,039 and 1,064,530 shares, respectively]	1,111,829	8,580,107
Fund share repurchased [9,976,159 and 11,034,394 shares, respectively]	(85,887,520)	(97,994,469)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(57,705,475)	66,406,306

TOTAL INCREASE (DECREASE) IN NET ASSETS	(55,609,359)	61,959,486
NET ASSETS:
Beginning of year	104,928,535	42,969,049

End of year	$49,319,176	$104,928,535

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST BOND PORTFOLIO 2017

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 83.7% ASSET-BACKED SECURITIES — 9.2%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Ally Auto Receivables Trust, Series 2011-4, Class A2	Aaa	0.650%		03/17/14	$57	$56,942
Ally Auto Receivables Trust, Series 2012-1, Class A3	Aaa	0.930%		02/16/16	1,300	1,308,111
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	Aaa	0.510%		12/22/14	800	800,647
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.459%	(c)	11/15/15	800	800,537
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.379%	(c)	04/15/17	1,600	1,603,470
American Express Credit Account Master Trust, Series 2012-3, Class A	AAA(d)	0.359%	(c)	03/15/18	1,800	1,803,253
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%		10/08/15	373	374,150
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%		06/15/16	800	803,547
Bank of America Credit Card Trust, Series 2006-A7, Class A7	Aaa	0.249%	(c)	12/15/16	800	799,758
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.959%	(c)	03/15/16	1,400	1,448,919
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.459%	(c)	01/15/16	800	800,719
BMW Vehicle Lease Trust, Series 2012-1, Class A2	Aaa	0.590%		06/20/14	1,222	1,223,407
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14	1,002	1,003,325
Chase Issuance Trust, Series 2004-A8, Class A8	Aaa	0.329%	(c)	09/15/15	800	800,039
Chase Issuance Trust, Series A8, Class A8	AAA(d)	0.540%		10/16/17	1,700	1,698,502
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%		09/20/19	830	1,005,323
Discover Card Master Trust, Series 2012-A1, Class A1	Aaa	0.810%		08/15/17	1,000	1,007,541
Discover Card Master Trust, Series 2012-A3, Class A3	Aaa	0.860%		11/15/17	1,000	1,006,483
Discover Card Master Trust, Series 2012-A5, Class A5	Aaa	0.409%	(c)	01/15/18	1,600	1,601,802
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%		09/15/13	107	106,725
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%		01/15/14	959	960,440
Ford Credit Auto Lease Trust, Series 2012-B, Class A2	Aaa	0.540%		11/15/14	1,400	1,400,965
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	Aaa	0.651%	(c)	10/20/17	1,400	1,403,156
GE Equipment Midticket LLC, Series 2012-1, Class A2	AAA(d)	0.470%		01/22/15	1,800	1,800,549
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%		11/21/14	1,200	1,202,227
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%		09/22/14	559	559,742
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	1,098	1,098,908
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.269%	(c)	11/15/15	850	850,132
Nissan Auto Receivables Owner Trust, Series 2011-A, Class A2	Aaa	0.650%		12/16/13	18	18,447

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%		05/15/15	$781	$782,657
Toyota Auto Receivables Owner Trust, Series 2011-B, Class A2	Aaa	0.530%		04/15/14	429	429,091
World Omni Auto Receivables Trust, Series 2012-B, Class A2	AAA(d)	0.430%		11/16/15	1,100	1,099,910
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	Aaa	0.710%		01/15/15	900	901,327

TOTAL ASSET-BACKED SECURITIES (cost $32,448,068)						32,560,751

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.7%
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%		06/11/50	570	604,794
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	1,080	1,154,866
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	Aa2	4.832%		04/15/37	500	537,485
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	357	356,079
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	1,533	1,582,439
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AAA(d)	5.553%		04/10/38	1,100	1,238,423
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	1,140	1,314,920
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%		10/15/42	400	434,293
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2.	Aaa	5.797%	(c)	06/15/49	391	403,590
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3	Aaa	4.559%	(c)	09/15/27	170	170,065
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	AAA(d)	5.300%		11/15/38	262	268,727
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	Aaa	5.263%	(c)	11/12/37	100	111,148
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%		08/12/43	1,900	2,200,411
Morgan Stanley Capital I, Series 2006-T21, Class A4	Aaa	5.162%		10/12/52	750	833,206
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%		05/10/63	2,385	2,547,380
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	Aaa	6.011%	(c)	06/15/45	2,000	2,320,437
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%		11/15/48	550	632,464

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $15,977,744)						16,710,727

CORPORATE BONDS — 10.3%
Banking — 4.9%
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%		12/02/22	402	400,399
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.000%		09/01/17	605	708,464
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%		07/15/21	350	403,607
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.500%		01/14/22	325	362,604
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%		05/22/19	450	605,087

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Gtd. Notes	Aa2	1.850%	01/10/14	$350	$354,653
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%	07/27/21	350	398,992
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	425	487,063
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	6,400	6,429,658
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	350	391,383
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.400%	07/22/20	75	84,663
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%	04/23/19	400	493,505
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	Baa1	6.000%	04/28/15	100	108,921
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%	01/26/20	400	448,717
Royal Bank of Canada (Canada), Covered Notes	Aaa	0.625%	12/04/15	2,035	2,029,790
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes(a)	A3	6.125%	01/11/21	135	163,104
US Bancorp, Sr. Unsec’d. Notes	A1	4.200%	05/15/14	240	251,974
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.625%	12/11/17	150	178,906
Westpac Banking Corp. (Australia), Covered Notes, 144A	Aaa	1.250%	12/15/17	3,060	3,056,022

					17,357,512

Capital Goods — 0.7%
ABB Finance USA, Inc., Gtd. Notes	A2	1.625%	05/08/17	445	450,789
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $104,838; purchased 06/24/10)(f)	Baa1	2.750%	07/01/13(g)	105	106,117
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	140	147,631
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN(k)	A2	3.900%	07/12/21	350	390,370
United Technologies Corp., Sr. Unsec’d. Notes	A2	1.800%	06/01/17	660	679,376
Waste Management, Inc., Gtd. Notes	Baa3	2.600%	09/01/16	120	125,708
Xylem, Inc., Gtd. Notes	Baa2	3.550%	09/20/16	630	671,155

					2,571,146

Chemicals — 0.1%
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	450	516,418

Electric — 0.1%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	280	311,099

Energy - Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	1.846%	05/05/17	605	618,476
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	195	207,002
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	225	240,013
PC Financial Partnership, Gtd. Notes	Baa1	5.000%	11/15/14	100	107,570
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa1	6.100%	06/01/18	200	243,964
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	175	184,844

					1,601,869

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy - Other — 0.2%
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A1	1.750%	02/15/17	$545	$558,863
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	9.625%	03/01/19	50	65,232

					624,095

Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	4.125%	01/15/15	425	454,149
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	7.750%	01/15/19	250	333,904
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa1	6.120%	05/01/13	150	152,767
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	5.375%	02/10/20	209	250,948
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	191	230,587
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	75	80,042

					1,502,397

Healthcare & Pharmaceutical — 0.5%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	2.300%	06/15/16	370	384,669
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	A1	1.500%	05/08/17	560	568,142
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	Baa1	2.250%	08/15/16	965	999,152

					1,951,963

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.125%	06/01/21	275	305,485
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	280	326,199

					631,684

Insurance — 0.6%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	380	449,235
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	65	69,923
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	4.750%	02/08/21	855	992,759
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	350	458,853

					1,970,770

Media & Entertainment — 0.4%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	350	390,774
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.100%	04/01/14	170	173,111
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	470	527,971
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	425	496,423

					1,588,279

Metals
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	25	26,783

Non-Captive Finance — 0.4%
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	3.150%	09/07/22	230	234,989
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.625%	01/07/21	75	85,072
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.650%	10/17/21	30	34,231

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Captive Finance (continued)
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	A1	6.000%	08/07/19	$175	$212,899
General Electric Capital Corp., Sub. Notes(a)(h)(k)	A2	5.300%	02/11/21	625	725,489

					1,292,680

Pipelines & Other — 0.3%
Enterprise Products Operating LLC, Gtd. Notes(a)	Baa2	5.200%	09/01/20	125	149,202
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	3.950%	09/01/22	475	507,897
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.125%	11/15/20	350	380,057

					1,037,156

Railroads — 0.1%
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	350	426,624

Retailers — 0.2%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	3.250%	05/18/15	200	212,034
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	Aa2	4.250%	04/15/21	425	493,567

					705,601

Telecommunications — 0.6%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	570	592,448
AT&T, Inc., Sr. Unsec’d. Notes	A2	2.500%	08/15/15	355	370,115
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	3.875%	08/15/21	600	668,705
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18	55	75,664
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	350	408,528

					2,115,460

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	405	566,971

TOTAL CORPORATE BONDS (cost $35,180,825)					36,798,507

NON-CORPORATE FOREIGN AGENCY — 1.4%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes (cost $4,892,002)	Aaa	2.375%	08/25/21	4,905	5,110,029

SOVEREIGNS — 2.4%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	Aaa	1.375%	03/07/14	580	587,436
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	Aa1	4.250%	09/03/13	420	430,517
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, 144A	AA+(d)	2.875%	09/15/14	1,000	1,035,423
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	1,535	1,547,434
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	Aaa	0.625%	05/22/15	560	563,253

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGNS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	Aaa	2.250%		03/17/16	$580	$611,054
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	Aaa	0.375%		05/18/15	580	579,925
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	Aaa	0.250%		09/12/15	580	576,445
Province of British Columbia (Canada), Sr. Unsec’d. Notes	Aaa	2.000%		10/23/22	2,785	2,744,417

TOTAL SOVEREIGNS (cost $8,708,221)						8,675,904

U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.9%
Federal Home Loan Banks		1.375%		05/28/14	13,500	13,730,836
Federal Home Loan Mortgage Corp.		0.375%		11/27/13	18,915	18,948,253
Federal Home Loan Mortgage Corp.		0.750%		01/12/18	4,565	4,534,081
Federal Home Loan Mortgage Corp.		1.000%		09/29/17	8,680	8,771,201
Federal Home Loan Mortgage Corp.		1.250%		08/01/19	10,140	10,154,034
Federal Home Loan Mortgage Corp.		1.250%		10/02/19	5,915	5,897,693
Federal Home Loan Mortgage Corp.		1.375%		02/25/14	9,430	9,556,749
Federal National Mortgage Association(a)(h)		0.875%		12/20/17	2,240	2,244,375
Federal National Mortgage Association		2.510%	(s)	11/15/21	820	668,980
Federal National Mortgage Association		5.375%		06/12/17	5,605	6,739,884
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.390%	(s)	03/15/22	490	400,664
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%		04/26/24	2,260	2,991,047
Residual Funding Corp. Strips Principal		1.500%	(s)	10/15/19	11,750	10,648,438
Residual Funding Corp. Strips Principal		1.720%	(s)	07/15/20	4,155	3,672,526
Tennessee Valley Authority, Sr. Unsec’d. Notes(a)		5.500%		07/18/17	5,950	7,195,995

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $104,418,484)						106,154,756

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 12.9%
Federal Home Loan Mortgage Corp.		3.500%		06/01/42	16,225	17,302,045
Federal National Mortgage Association		3.500%		TBA	5,500	5,863,730
Federal National Mortgage Association		3.500%		TBA	1,500	1,596,387
Government National Mortgage Association		4.000%		06/20/39-10/15/41	19,219	21,038,843

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $44,672,410)						45,801,005

U.S. TREASURY OBLIGATIONS — 12.9%
U.S. Treasury Bonds		2.750%		08/15/42	700	675,938
U.S. Treasury Bonds		2.750%		11/15/42	3,420	3,294,958
U.S. Treasury Notes		0.625%		11/30/17	445	443,505
U.S. Treasury Notes		0.750%		12/31/17	9,295	9,310,253
U.S. Treasury Notes		1.000%		03/31/17	4,145	4,219,158
U.S. Treasury Notes(a)		1.625%		11/15/22	10,246	10,133,929
U.S. Treasury Strips Coupon		2.260%	(n)	02/15/25	890	677,111
U.S. Treasury Strips Principal		0.300%	(s)	02/15/15	11,325	11,253,301
U.S. Treasury Strips Principal		0.300%	(s)	11/15/15	5,985	5,933,176

TOTAL U.S. TREASURY OBLIGATIONS (cost $45,949,935)						45,941,329

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

		Value (Note 2)
TOTAL LONG-TERM INVESTMENTS (cost $292,247,689)		$297,753,008

	Shares
SHORT-TERM INVESTMENT — 16.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $58,114,838; includes $20,020,084 of cash collateral received for securities on loan)(Note 4)(b)(w)	58,114,838	58,114,838

TOTAL INVESTMENTS — 100.1% (cost $350,362,527)		355,867,846
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (0.1)%		(251,774)

NET ASSETS — 100.0%		$355,616,072

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $19,578,701; cash collateral of $20,020,084 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $104,838. The aggregate value of $106,117 is approximately 0.0% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
77	90 Day Euro Dollar	Mar. 2013	$19,188,627	$19,192,250	$3,623
67	10 Year U.S. Treasury Notes	Mar. 2013	8,906,104	8,896,344	(9,760)

					(6,137)

Short Positions:
32	2 Year U.S. Treasury Notes.	Mar. 2013	7,053,209	7,055,000	(1,791)
46	5 Year U.S. Treasury Notes.	Mar. 2013	5,718,358	5,723,047	(4,689)
46	U.S. Long Bond	Mar. 2013	6,898,998	6,785,000	113,998
11	U.S. Ultra Bond	Mar. 2013	1,827,678	1,788,531	39,147

					146,665

					$140,528

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$4,575	09/01/13	0.502%	3 month LIBOR(2)	$(12,134)	$—	$(12,134)	Barclays Bank PLC
19,585	10/30/13	0.563%	3 month LIBOR(2)	(47,997)	—	(47,997)	Morgan Stanley Capital Services
14,755	05/28/14	0.580%	3 month LIBOR(2)	(52,662)	—	(52,662)	Barclays Bank PLC
7,000	08/22/14	0.583%	3 month LIBOR(2)	(38,117)	—	(38,117)	JPMorgan Chase Bank
10,100	09/01/14	0.659%	3 month LIBOR(2)	(70,252)	—	(70,252)	Citibank N.A.
3,000	09/12/14	0.656%	3 month LIBOR(2)	(20,608)	—	(20,608)	Barclays Bank PLC
3,600	09/19/14	0.669%	3 month LIBOR(2)	(25,643)	—	(25,643)	JPMorgan Chase Bank
5,150	10/18/14	0.880%	3 month LIBOR(2)	(53,577)	—	(53,577)	Barclays Bank PLC
10,110	10/26/14	0.835%	3 month LIBOR(2)	(95,712)	—	(95,712)	Barclays Bank PLC
4,495	10/28/14	0.816%	3 month LIBOR(2)	(40,764)	—	(40,764)	Barclays Bank PLC
3,300	10/28/14	0.809%	3 month LIBOR(2)	(29,473)	—	(29,473)	Barclays Bank PLC
590	12/04/14	0.371%	3 month LIBOR(2)	10	—	10	Morgan Stanley Capital Services
10,700	03/19/15	0.844%	3 month LIBOR(2)	(130,937)	—	(130,937)	Barclays Bank PLC
11,900	07/05/15	0.613%	3 month LIBOR(2)	(82,530)	—	(82,530)	Bank of Nova Scotia
10,500	07/09/15	0.593%	3 month LIBOR(2)	(66,216)	—	(66,216)	Bank of Nova Scotia
14,000	08/06/15	0.508%	3 month LIBOR(2)	(48,996)	—	(48,996)	Bank of Nova Scotia
7,400	08/08/15	0.528%	3 month LIBOR(2)	(30,051)	—	(30,051)	Credit Suisse International
11,900	08/20/15	0.615%	3 month LIBOR(2)	(77,984)	—	(77,984)	Bank of Nova Scotia
13,800	09/11/15	0.521%	3 month LIBOR(2)	(48,776)	—	(48,776)	JPMorgan Chase Bank
2,000	09/28/15	0.918%	3 month LIBOR(2)	(30,445)	—	(30,445)	Barclays Bank PLC
10,500	10/11/15	0.463%	3 month LIBOR(2)	(6,028)	—	(6,028)	Bank of Nova Scotia
4,600	12/21/15	0.494%	3 month LIBOR(2)	(2,693)	—	(2,693)	Citibank N.A.
1,700	07/29/16	1.753%	3 month LIBOR(2)	(83,318)	—	(83,318)	Barclays Bank PLC
1,050	08/04/16	1.528%	3 month LIBOR(2)	(41,859)	—	(41,859)	Citibank N.A.
23,500	08/10/16	1.438%	3 month LIBOR(1)	849,698	—	849,698	Barclays Bank PLC
2,500	08/22/16	1.168%	3 month LIBOR(2)	(62,849)	—	(62,849)	Morgan Stanley Capital Services
17,810	08/31/16	0.934%	3 month LIBOR(1)	280,714	—	280,714	Credit Suisse International
5,540	08/31/16	0.975%	3 month LIBOR(2)	(96,314)	—	(96,314)	JPMorgan Chase Bank
5,540	08/31/16	0.978%	3 month LIBOR(2)	(97,085)	—	(97,085)	JPMorgan Chase Bank
5,880	09/15/16	1.174%	3 month LIBOR(1)	146,499	—	146,499	Barclays Bank PLC
30,900	09/27/16	1.111%	3 month LIBOR(1)	684,329	—	684,329	Morgan Stanley Capital Services
4,910	09/28/16	1.238%	3 month LIBOR(2)	(133,393)	—	(133,393)	Barclays Bank PLC
8,925	10/03/16	1.273%	3 month LIBOR(1)	245,434	—	245,434	UBS AG
8,685	10/05/16	1.239%	3 month LIBOR(1)	226,777	—	226,777	Morgan Stanley Capital Services
13,450	10/06/16	1.194%	3 month LIBOR(1)	327,319	—	327,319	JPMorgan Chase Bank
9,260	10/27/16	1.439%	3 month LIBOR(2)	(310,663)	—	(310,663)	Barclays Bank PLC
10,210	11/01/16	1.431%	3 month LIBOR(2)	(337,485)	—	(337,485)	Barclays Bank PLC
12,165	11/02/16	1.336%	3 month LIBOR(2)	(356,035)	—	(356,035)	Barclays Bank PLC
16,790	11/22/16	1.334%	3 month LIBOR(1)	480,629	—	480,629	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$7,370	11/29/16	1.351%	3 month LIBOR(1)	$214,566	$—	$214,566	Citibank N.A.
19,535	11/30/16	0.913%	3 month LIBOR(2)	(229,589)	—	(229,589)	JPMorgan Chase Bank
16,140	11/30/16	0.945%	3 month LIBOR(2)	(210,465)	—	(210,465)	Citibank N.A.
8,165	11/30/16	1.398%	3 month LIBOR(1)	252,729	—	252,729	Barclays Bank PLC
14,140	12/05/16	1.338%	3 month LIBOR(2)	(401,857)	—	(401,857)	Barclays Bank PLC
3,300	12/29/16	1.351%	3 month LIBOR(1)	93,709	—	93,709	Barclays Bank PLC
2,210	12/30/16	1.328%	3 month LIBOR(1)	60,598	—	60,598	Citibank N.A.
2,520	01/03/17	1.311%	3 month LIBOR(2)	(81,272)	—	(81,272)	Citibank N.A.
5,610	01/20/17	1.120%	3 month LIBOR(2)	(130,745)	—	(130,745)	Bank of Nova Scotia
4,000	01/24/17	1.176%	3 month LIBOR(2)	(102,649)	—	(102,649)	Bank of Nova Scotia
3,145	01/26/17	1.215%	3 month LIBOR(1)	85,991	—	85,991	Bank of Nova Scotia
10,545	01/27/17	1.138%	3 month LIBOR(2)	(251,769)	—	(251,769)	Bank of Nova Scotia
10,900	01/31/17	1.055%	3 month LIBOR(1)	218,745	—	218,745	Bank of Nova Scotia
3,900	02/02/17	1.020%	3 month LIBOR(1)	71,748	—	71,748	Bank of Nova Scotia
10,030	02/06/17	0.965%	3 month LIBOR(2)	(158,699)	—	(158,699)	Bank of Nova Scotia
4,460	02/08/17	1.037%	3 month LIBOR(2)	(84,593)	—	(84,593)	Bank of Nova Scotia
4,585	02/13/17	1.128%	3 month LIBOR(2)	(104,863)	—	(104,863)	Bank of Nova Scotia
1,475	02/21/17	1.179%	3 month LIBOR(2)	(36,715)	—	(36,715)	JPMorgan Chase Bank
8,825	02/28/17	0.680%	3 month LIBOR(1)	4,317	—	4,317	Citibank N.A.
4,180	03/06/17	1.123%	3 month LIBOR(2)	(92,129)	—	(92,129)	Barclays Bank PLC
3,000	03/30/17	1.233%	3 month LIBOR(2)	(78,697)	—	(78,697)	Bank of Nova Scotia
15,900	05/17/17	1.100%	3 month LIBOR(1)	284,136	—	284,136	Bank of Nova Scotia
10,500	05/18/17	1.131%	3 month LIBOR(1)	201,671	—	201,671	Morgan Stanley Capital Services
9,700	05/23/17	1.085%	3 month LIBOR(1)	164,641	—	164,641	Bank of Nova Scotia
12,000	06/07/17	0.998%	3 month LIBOR(1)	150,792	—	150,792	Barclays Bank PLC
11,800	06/07/17	1.041%	3 month LIBOR(1)	171,226	—	171,226	Bank of Nova Scotia
8,420	07/16/17	0.847%	3 month LIBOR(2)	(66,385)	—	(66,385)	Bank of Nova Scotia
8,300	09/10/17	0.845%	3 month LIBOR(2)	(47,352)	—	(47,352)	Morgan Stanley Capital Services
9,000	09/18/17	0.840%	3 month LIBOR(2)	(46,941)	—	(46,941)	Barclays Bank PLC
2,900	09/25/17	0.820%	3 month LIBOR(2)	(11,405)	—	(11,405)	Bank of Nova Scotia
2,350	09/28/17	0.795%	3 month LIBOR(1)	6,166	—	6,166	Credit Suisse International
3,950	10/04/17	0.773%	3 month LIBOR(2)	(1,549)	—	(1,549)	Bank of Nova Scotia
6,600	10/09/17	0.784%	3 month LIBOR(2)	(4,902)	—	(4,902)	Morgan Stanley Capital Services
5,700	10/09/17	0.765%	3 month LIBOR(2)	1,052	—	1,052	Bank of Nova Scotia
2,500	10/15/17	0.790%	3 month LIBOR(1)	2,043	—	2,043	Morgan Stanley Capital Services
5,900	10/22/17	0.883%	3 month LIBOR(2)	(30,199)	—	(30,199)	Bank of Nova Scotia
4,800	10/26/17	0.861%	3 month LIBOR(1)	18,887	—	18,887	Credit Suisse International
6,000	11/09/17	0.774%	3 month LIBOR(2)	5,796	—	5,796	Bank of Nova Scotia
4,700	11/13/17	0.778%	3 month LIBOR(1)	(4,570)	—	(4,570)	Morgan Stanley Capital Services
3,730	11/13/17	0.775%	3 month LIBOR(1)	(4,087)	—	(4,087)	Bank of Nova Scotia
15,700	11/19/17	0.763%	3 month LIBOR(1)	(31,257)	—	(31,257)	Morgan Stanley Capital Services
4,940	12/05/17	0.758%	3 month LIBOR(1)	(14,143)	—	(14,143)	Morgan Stanley Capital Services
4,900	12/11/17	0.734%	3 month LIBOR(2)	20,010	—	20,010	Barclays Bank PLC
7,535	12/13/17	0.755%	3 month LIBOR(1)	(24,862)	—	(24,862)	Morgan Stanley Capital Services
2,800	12/20/17	0.868%	3 month LIBOR(2)	(5,510)	—	(5,510)	Morgan Stanley Capital Services
49,600	12/31/17	3.054%	3 month LIBOR(1)	8,873,624	—	8,873,624	JPMorgan Chase Bank
38,885	12/31/17	2.994%	3 month LIBOR(1)	7,453,214	—	7,453,214	Citibank N.A.
33,200	12/31/17	1.975%	3 month LIBOR(1)	2,706,470	—	2,706,470	Citibank N.A.
22,800	12/31/17	0.000%	3 month LIBOR(2)	(4,061,780)	—	(4,061,780)	JPMorgan Chase Bank
19,000	12/31/17	2.724%	3 month LIBOR(1)	3,131,608	—	3,131,608	Citibank N.A.
16,000	12/31/17	2.267%	3 month LIBOR(1)	1,954,347	—	1,954,347	Bank of America N.A.
10,380	12/31/17	2.252%	3 month LIBOR(1)	1,264,372	—	1,264,372	Citibank N.A.
2,480	05/15/18	2.318%	3 month LIBOR(1)	189,340	—	189,340	JPMorgan Chase Bank
5,250	07/27/18	2.464%	3 month LIBOR(2)	(482,392)	—	(482,392)	Bank of America N.A.
101,000	08/09/18	2.008%	3 month LIBOR(1)	6,487,874	—	6,487,874	Barclays Bank PLC
2,390	08/09/18	2.136%	3 month LIBOR(1)	171,643	—	171,643	Bank of America N.A.
18,200	08/10/18	2.059%	3 month LIBOR(1)	1,223,243	—	1,223,243	Citibank N.A.
63,740	08/11/18	2.047%	3 month LIBOR(1)	4,234,510	—	4,234,510	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$6,500	08/11/18	2.033%	3 month LIBOR(2)	$(426,268)	$—	$(426,268)	HSBC Bank USA N.A.
5,500	08/12/18	1.764%	3 month LIBOR(1)	273,333	—	273,333	UBS AG
6,600	08/17/18	1.845%	3 month LIBOR(2)	(358,047)	—	(358,047)	Morgan Stanley Capital Services
24,200	08/18/18	1.783%	3 month LIBOR(2)	(1,221,407)	—	(1,221,407)	Citibank N.A.
4,675	08/18/18	1.818%	3 month LIBOR(2)	(245,595)	—	(245,595)	Citibank N.A.
5,650	08/25/18	1.773%	3 month LIBOR(1)	279,714	—	279,714	Morgan Stanley Capital Services
3,120	08/30/18	1.850%	3 month LIBOR(1)	168,539	—	168,539	Morgan Stanley Capital Services
3,190	08/31/18	1.798%	3 month LIBOR(2)	(162,730)	—	(162,730)	Barclays Bank PLC
5,545	09/02/18	1.825%	3 month LIBOR(2)	(289,735)	—	(289,735)	Barclays Bank PLC
2,480	09/06/18	1.820%	3 month LIBOR(2)	(128,341)	—	(128,341)	Barclays Bank PLC
3,025	09/21/18	1.673%	3 month LIBOR(2)	(128,041)	—	(128,041)	Barclays Bank PLC
40,860	09/27/18	1.525%	3 month LIBOR(1)	1,360,440	—	1,360,440	Morgan Stanley Capital Services
2,910	09/28/18	1.598%	3 month LIBOR(1)	109,172	—	109,172	Barclays Bank PLC
1,455	09/29/18	1.735%	3 month LIBOR(2)	(66,301)	—	(66,301)	Barclays Bank PLC
5,005	10/03/18	1.745%	3 month LIBOR(1)	225,295	—	225,295	UBS AG
10,650	10/05/18	1.665%	3 month LIBOR(1)	428,121	—	428,121	Morgan Stanley Capital Services
16,695	10/06/18	1.599%	3 month LIBOR(1)	605,051	—	605,051	JPMorgan Chase Bank
4,070	10/11/18	1.770%	3 month LIBOR(1)	187,432	—	187,432	JPMorgan Chase Bank
4,115	10/19/18	1.915%	3 month LIBOR(2)	(222,953)	—	(222,953)	Barclays Bank PLC
10,065	10/21/18	1.908%	3 month LIBOR(2)	(539,688)	—	(539,688)	Barclays Bank PLC
11,150	11/01/18	1.984%	3 month LIBOR(2)	(640,385)	—	(640,385)	Barclays Bank PLC
12,755	11/02/18	1.880%	3 month LIBOR(2)	(654,215)	—	(654,215)	Barclays Bank PLC
5,135	11/08/18	1.738%	3 month LIBOR(2)	(218,619)	—	(218,619)	Citibank N.A.
16,495	11/22/18	1.766%	3 month LIBOR(1)	717,191	—	717,191	Morgan Stanley Capital Services
21,035	11/25/18	1.746%	3 month LIBOR(1)	885,677	—	885,677	Morgan Stanley Capital Services
16,125	11/29/18	1.758%	3 month LIBOR(1)	686,137	—	686,137	Citibank N.A.
7,235	11/30/18	1.830%	3 month LIBOR(1)	338,639	—	338,639	Barclays Bank PLC
12,845	12/05/18	1.813%	3 month LIBOR(2)	(583,918)	—	(583,918)	Barclays Bank PLC
7,000	12/08/18	1.803%	3 month LIBOR(2)	(312,874)	—	(312,874)	Barclays Bank PLC
3,700	12/14/18	1.709%	3 month LIBOR(2)	(143,886)	—	(143,886)	Barclays Bank PLC
6,490	01/12/19	1.699%	3 month LIBOR(2)	(287,017)	—	(287,017)	Citibank N.A.
6,220	01/17/19	1.603%	3 month LIBOR(2)	(235,546)	—	(235,546)	Barclays Bank PLC
3,080	01/19/19	1.573%	3 month LIBOR(2)	(110,341)	—	(110,341)	Bank of Nova Scotia
10,890	01/31/19	1.555%	3 month LIBOR(2)	(371,231)	—	(371,231)	Morgan Stanley Capital Services
5,375	02/03/19	1.448%	3 month LIBOR(2)	(145,222)	—	(145,222)	Bank of Nova Scotia
7,285	02/06/19	1.438%	3 month LIBOR(2)	(190,696)	—	(190,696)	Bank of Nova Scotia
1,980	02/21/19	1.573%	3 month LIBOR(2)	(67,096)	—	(67,096)	Citibank N.A.
3,770	02/23/19	1.633%	3 month LIBOR(2)	(141,540)	—	(141,540)	Barclays Bank PLC
4,150	03/02/19	1.543%	3 month LIBOR(2)	(130,651)	—	(130,651)	Barclays Bank PLC
1,650	03/05/19	1.643%	3 month LIBOR(2)	(62,215)	—	(62,215)	Bank of Nova Scotia
2,780	03/13/19	1.616%	3 month LIBOR(2)	(98,920)	—	(98,920)	Barclays Bank PLC
2,500	04/10/19	1.816%	3 month LIBOR(2)	(114,250)	—	(114,250)	Bank of Nova Scotia
3,400	04/13/19	1.638%	3 month LIBOR(1)	116,175	—	116,175	Bank of Nova Scotia
4,950	05/21/19	1.475%	3 month LIBOR(1)	106,664	—	106,664	Bank of Nova Scotia
9,500	05/22/19	1.455%	3 month LIBOR(1)	192,182	—	192,182	Morgan Stanley Capital Services
2,900	06/07/19	1.338%	3 month LIBOR(1)	34,208	—	34,208	Bank of Nova Scotia
4,370	07/23/19	1.220%	3 month LIBOR(2)	(29,708)	—	(29,708)	Bank of Nova Scotia
1,700	07/31/19	1.176%	3 month LIBOR(2)	(5,643)	—	(5,643)	Bank of Nova Scotia
5,600	08/01/19	1.229%	3 month LIBOR(2)	(38,022)	—	(38,022)	Bank of Nova Scotia
12,465	08/06/19	1.211%	3 month LIBOR(2)	(65,245)	—	(65,245)	Bank of Nova Scotia
1,410	09/27/19	1.220%	3 month LIBOR(1)	3,774	—	3,774	Bank of Nova Scotia
1,945	10/02/19	1.189%	3 month LIBOR(2)	1,307	—	1,307	Bank of Nova Scotia
3,700	10/19/19	1.264%	3 month LIBOR(2)	(12,345)	—	(12,345)	Barclays Bank PLC
3,700	10/31/19	1.265%	3 month LIBOR(2)	(10,358)	—	(10,358)	Citibank N.A.
7,400	11/02/19	1.253%	3 month LIBOR(1)	12,030	—	12,030	Citibank N.A.
1,400	11/16/19	1.167%	3 month LIBOR(1)	(7,119)	—	(7,119)	Barclays Bank PLC
4,000	12/12/19	1.153%	3 month LIBOR(2)	30,526	—	30,526	Bank of Nova Scotia
775	09/10/20	2.620%	3 month LIBOR(2)	(75,040)	—	(75,040)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$11,185	09/17/20	2.708%	3 month LIBOR(2)	$(1,153,957)	$—	$(1,153,957)	Morgan Stanley Capital Services
8,140	09/23/20	2.685%	3 month LIBOR(2)	(821,691)	—	(821,691)	Citibank N.A.
6,810	09/30/20	2.485%	3 month LIBOR(2)	(578,845)	—	(578,845)	Morgan Stanley Capital Services
6,680	10/01/20	2.523%	3 month LIBOR(2)	(586,480)	—	(586,480)	UBS AG
11,515	11/12/20	2.888%	3 month LIBOR(2)	(1,289,408)	—	(1,289,408)	Citibank N.A.
1,600	06/08/21	4.640%	3 month LIBOR(1)	174,522	—	174,522	Morgan Stanley Capital Services
1,300	08/01/21	3.068%	3 month LIBOR(1)	174,092	—	174,092	Citibank N.A.
1,340	08/04/21	2.803%	3 month LIBOR(1)	148,603	—	148,603	Barclays Bank PLC
700	08/09/21	2.625%	3 month LIBOR(2)	(66,690)	—	(66,690)	Citibank N.A.
2,310	08/15/21	2.380%	3 month LIBOR(2)	(170,309)	—	(170,309)	Barclays Bank PLC
1,340	08/19/21	2.350%	3 month LIBOR(2)	(94,957)	—	(94,957)	Barclays Bank PLC
1,100	08/24/21	2.250%	3 month LIBOR(1)	68,088	—	68,088	Citibank N.A.
4,905	08/25/21	2.222%	3 month LIBOR(2)	(291,268)	—	(291,268)	Bank of America N.A.
1,850	09/01/21	2.370%	3 month LIBOR(2)	(132,647)	—	(132,647)	Citibank N.A.
1,945	09/06/21	2.223%	3 month LIBOR(1)	114,051	—	114,051	UBS AG
1,350	09/06/21	2.248%	3 month LIBOR(1)	82,061	—	82,061	Barclays Bank PLC
850	09/09/21	2.205%	3 month LIBOR(2)	(48,386)	—	(48,386)	Barclays Bank PLC
1,320	09/13/21	2.171%	3 month LIBOR(2)	(70,918)	—	(70,918)	Bank of America N.A.
1,385	09/14/21	2.160%	3 month LIBOR(1)	72,973	—	72,973	Barclays Bank PLC
1,355	09/16/21	2.213%	3 month LIBOR(1)	77,326	—	77,326	Barclays Bank PLC
890	09/19/21	2.259%	3 month LIBOR(2)	(54,115)	—	(54,115)	Barclays Bank PLC
3,110	09/22/21	2.158%	3 month LIBOR(1)	161,430	—	161,430	Barclays Bank PLC
1,330	09/23/21	2.099%	3 month LIBOR(2)	(62,212)	—	(62,212)	Citibank N.A.
1,625	10/03/21	2.160%	3 month LIBOR(1)	81,805	—	81,805	Morgan Stanley Capital Services
1,080	10/04/21	2.108%	3 month LIBOR(1)	49,457	—	49,457	Citibank N.A.
2,790	10/06/21	2.038%	3 month LIBOR(2)	(110,625)	—	(110,625)	Citibank N.A.
2,395	10/07/21	2.135%	3 month LIBOR(1)	114,800	—	114,800	Citibank N.A.
2,960	10/11/21	2.265%	3 month LIBOR(2)	(173,972)	—	(173,972)	Citibank N.A.
2,960	10/11/21	2.285%	3 month LIBOR(2)	(179,050)	—	(179,050)	Barclays Bank PLC
1,850	10/11/21	2.118%	3 month LIBOR(1)	85,327	—	85,327	Citibank N.A.
3,020	12/06/21	2.238%	3 month LIBOR(2)	(157,398)	—	(157,398)	Barclays Bank PLC
1,070	12/19/21	2.053%	3 month LIBOR(1)	37,793	—	37,793	Barclays Bank PLC
5,260	12/22/21	2.085%	3 month LIBOR(1)	199,480	—	199,480	Barclays Bank PLC
600	12/23/21	2.090%	3 month LIBOR(2)	(22,959)	—	(22,959)	Barclays Bank PLC
2,945	12/28/21	2.118%	3 month LIBOR(2)	(118,506)	—	(118,506)	Barclays Bank PLC
2,850	01/13/22	2.050%	3 month LIBOR(2)	(121,410)	—	(121,410)	Bank of Nova Scotia
2,295	01/13/22	1.660%	3 month LIBOR(2)	(11,910)	—	(11,910)	Citibank N.A.
2,295	01/13/22	1.676%	3 month LIBOR(1)	10,925	—	10,925	Citibank N.A.
2,850	01/20/22	1.999%	3 month LIBOR(2)	(106,732)	—	(106,732)	Bank of Nova Scotia
2,190	01/24/22	2.113%	3 month LIBOR(2)	(103,885)	—	(103,885)	Bank of Nova Scotia
1,650	01/24/22	2.118%	3 month LIBOR(2)	(79,015)	—	(79,015)	Bank of Nova Scotia
1,305	01/24/22	2.148%	3 month LIBOR(1)	66,031	—	66,031	Bank of Nova Scotia
2,850	01/25/22	2.171%	3 month LIBOR(1)	150,038	—	150,038	Bank of Nova Scotia
2,595	02/02/22	1.914%	3 month LIBOR(2)	(74,521)	—	(74,521)	Citibank N.A.
840	02/13/22	2.120%	3 month LIBOR(1)	39,047	—	39,047	Bank of Nova Scotia
1,900	02/17/22	2.018%	3 month LIBOR(2)	(70,231)	—	(70,231)	Bank of Nova Scotia
1,415	02/21/22	2.105%	3 month LIBOR(2)	(63,015)	—	(63,015)	JPMorgan Chase Bank
945	02/21/22	2.100%	3 month LIBOR(2)	(41,658)	—	(41,658)	JPMorgan Chase Bank
1,430	02/23/22	2.117%	3 month LIBOR(2)	(65,013)	—	(65,013)	JPMorgan Chase Bank
1,800	03/28/22	2.350%	3 month LIBOR(1)	115,298	—	115,298	Barclays Bank PLC
2,100	05/15/22	1.988%	3 month LIBOR(2)	(56,146)	—	(56,146)	JPMorgan Chase Bank
2,750	06/11/22	1.843%	3 month LIBOR(2)	(31,915)	—	(31,915)	Bank of Nova Scotia
3,500	06/20/22	1.716%	3 month LIBOR(2)	1,088	—	1,088	Bank of Nova Scotia
2,200	08/10/22	1.758%	3 month LIBOR(2)	(16,139)	—	(16,139)	Bank of Nova Scotia
1,000	10/05/22	1.696%	3 month LIBOR(1)	(3,572)	—	(3,572)	Barclays Bank PLC
1,300	10/16/22	1.723%	3 month LIBOR(1)	(2,524)	—	(2,524)	Barclays Bank PLC
1,900	10/25/22	1.801%	3 month LIBOR(1)	9,217	—	9,217	Credit Suisse International
15,600	11/15/22	1.639%	3 month LIBOR(2)	188,161	—	188,161	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,650	09/01/26	2.848%	3 month LIBOR(2)	$(137,736)	$—	$(137,736)	Citibank N.A.
2,480	02/14/27	2.503%	3 month LIBOR(1)	91,694	—	91,694	Barclays Bank PLC
6,195	08/15/28	2.370%	3 month LIBOR(2)	12,319	—	12,319	Citibank N.A.
990	08/24/41	3.065%	3 month LIBOR(2)	(73,675)	—	(73,675)	Citibank N.A.
990	08/24/41	3.074%	3 month LIBOR(2)	(75,489)	—	(75,489)	Citibank N.A.
1,020	09/06/41	3.028%	3 month LIBOR(2)	(67,059)	—	(67,059)	UBS AG
1,020	09/06/41	3.110%	3 month LIBOR(2)	(84,673)	—	(84,673)	UBS AG
985	09/08/41	2.954%	3 month LIBOR(1)	49,420	—	49,420	Barclays Bank PLC
605	09/09/41	3.019%	3 month LIBOR(1)	38,618	—	38,618	Barclays Bank PLC
1,270	10/11/41	2.719%	3 month LIBOR(2)	2,816	—	2,816	JPMorgan Chase Bank
1,310	10/17/41	2.905%	3 month LIBOR(1)	47,401	—	47,401	Barclays Bank PLC
1,350	12/12/41	2.685%	3 month LIBOR(1)	(18,545)	—	(18,545)	Citibank N.A.
1,235	12/20/41	2.614%	3 month LIBOR(2)	35,895	—	35,895	Citibank N.A.
750	12/20/41	2.615%	3 month LIBOR(1)	(21,604)	—	(21,604)	Barclays Bank PLC
775	01/10/42	2.718%	3 month LIBOR(1)	2,818	—	2,818	Barclays Bank PLC
820	01/11/42	2.710%	3 month LIBOR(1)	1,621	—	1,621	Citibank N.A.
1,595	01/12/42	2.773%	3 month LIBOR(2)	(24,218)	—	(24,218)	Citibank N.A.
1,070	02/09/42	2.840%	3 month LIBOR(1)	29,347	—	29,347	Barclays Bank PLC

				$26,847,388	$—	$26,847,388

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 —	quoted prices generally in active markets for identical securities.
Level 2 —	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3 —	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$32,560,751	$—
Commercial Mortgage-Backed Securities	—	16,710,727	—
Corporate Bonds	—	36,798,507	—
Non-Corporate Foreign Agency	—	5,110,029	—
Sovereigns	—	8,675,904	—
U.S. Government Agency Obligations	—	106,154,756	—
U.S. Government Mortgage-Backed Securities	—	45,801,005	—
U.S. Treasury Obligations	—	45,941,329	—
Affiliated Money Market Mutual Fund	58,114,838	—	—
Other Financial Instruments*
Futures Contracts	140,528	—	—
Interest Rate Swaps	—	26,847,388	—

Total	$58,255,366	$324,600,396	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Interest Rate Swaps
Balance as of 12/31/11	$17,509,735
Realized gain (loss)	— **
Change in unrealized appreciation (depreciation)***	(2,976,674)
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	(14,533,061)

Balance as of 12/31/12	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	The realized gain incurred during the period for other financial instruments was $3,405,781.
***	Of which, $0 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 7 Interest Rate Swaps transferred out of Level 3 due to the fact that an independent pricing agent was able to obtain sufficient market data to provide a reasonable market value of the securities.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Government Agency Obligations	29.9%
Affiliated Money Market Mutual Fund (including 5.6% of collateral received for securities on loan)	16.4
U.S. Government Mortgage-Backed Securities	12.9
U.S. Treasury Obligations	12.9
Asset-Backed Securities	9.2
Banking	4.9
Commerical Mortgage-Backed Securities	4.7
Sovereigns	2.4
Non-Corporate Foreign Agencies	1.4
Capital Goods	0.7
Insurance	0.6
Telecommunications	0.6
Healthcare & Pharmaceutical	0.5

Energy – Integrated	0.4%
Foods	0.4
Media & Entertainment	0.4
Non-Captive Finance	0.4
Pipelines & Other	0.3
Energy – Other	0.2
Healthcare Insurance	0.2
Retailers	0.2
Tobacco	0.2
Chemicals	0.1
Electric	0.1
Railroads	0

100.1
Liabilities in excess of other assets	(0.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$156,768	*	Due to broker-variation margin	$16,240	*
Interest rate contracts	Unrealized appreciation on swap agreements	52,255,646		Unrealized depreciation on swap agreements	25,408,258

Total		$52,412,414			$25,424,498

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST BOND PORTFOLIO 2017 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total

Interest rate contracts	$122,000	$(104,321)	$(1,191,471)	$6,315,019	$5,141,227

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total

Interest rate contracts			$142,238	$6,912,138	$7,054,376

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$35,096,631	$39,497,632	$1,439,647,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST BOND PORTFOLIO 2017 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $19,578,701:
Unaffiliated investments (cost $292,247,689)	$297,753,008
Affiliated investments (cost $58,114,838)	58,114,838
Cash	36,702
Unrealized appreciation on swap agreements	52,255,646
Receivable for investments sold	3,172,685
Dividends and interest receivable	976,028
Due from broker-variation margin	42,456
Tax reclaim receivable	6,687
Prepaid expenses	3,137

Total Assets	412,361,187

LIABILITIES:
Unrealized depreciation on swap agreements	25,408,258
Payable to broker for collateral for securities on loan	20,020,084
Payable for investments purchased	10,632,057
Payable for fund share repurchased	401,639
Advisory fees payable	196,463
Accrued expenses and other liabilities	56,553
Shareholder servicing fees payable	29,583
Affiliated transfer agent fee payable	478

Total Liabilities	56,745,115

NET ASSETS	$355,616,072

Net assets were comprised of:
Paid-in capital	$310,737,509
Retained earnings	44,878,563

Net assets, December 31, 2012	$355,616,072

Net asset value and redemption price per share, $355,616,072 / 29,278,768 outstanding shares of beneficial interest	$12.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$5,825,630
Affiliated dividend income	216,598
Affiliated income from securities lending, net	37,157

6,079,385

EXPENSES
Advisory fees	2,604,109
Shareholder servicing fees and expenses	406,505
Custodian and accounting fees	80,000
Audit fee	41,000
Trustees’ fees	15,000
Legal fees and expenses	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	3,000
Miscellaneous	8,245

Total expenses	3,192,859
Less: shareholder servicing fee waiver	(21,301)

Net expenses	3,171,558

NET INVESTMENT INCOME	2,907,827

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	4,993,537
Futures transactions	(1,191,471)
Swap agreement transactions	6,315,019
Options written transactions	(104,321)

10,012,764

Net change in unrealized appreciation (depreciation) on:
Investments	1,406,312
Futures	142,238
Swap agreements	6,912,138

8,460,688

NET GAIN ON INVESTMENTS	18,473,452

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,381,279

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,907,827	$2,090,240
Net realized gain (loss) on investment transactions	10,012,764	(522,364)
Net change in unrealized appreciation (depreciation) on investments.	8,460,688	22,382,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	21,381,279	23,950,356

DISTRIBUTIONS	(2,089,952)	(7,013,717)

FUND SHARE TRANSACTIONS:
Fund share sold [10,239,389 and 58,944,419 shares, respectively]	122,055,549	667,276,568
Fund share issued in reinvestment of distributions [176,219 and 645,236 shares, respectively]	2,089,952	7,013,717
Fund share repurchased [24,900,518 and 31,995,391 shares, respectively]	(296,054,180)	(360,141,121)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(171,908,679)	314,149,164

TOTAL INCREASE (DECREASE) IN NET ASSETS NET ASSETS:	(152,617,352)	331,085,803
Beginning of year	508,233,424	177,147,621

End of year	$355,616,072	$508,233,424

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST BOND PORTFOLIO 2018

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 81.6% ASSET-BACKED SECURITIES — 8.3%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Ally Auto Receivables Trust, Series 2011-4, Class A2	Aaa	0.650%	03/17/14	$57	$56,942
Ally Auto Receivables Trust, Series 2012-1, Class A3	Aaa	0.930%	02/15/16	1,800	1,811,230
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	Aaa	0.510%	12/22/14	1,200	1,200,971
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.459%(c)	11/15/15	800	800,537
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.379%(c)	04/15/17	2,600	2,605,639
American Express Credit Account Master Trust, Series 2012-3, Class A	AAA(d)	0.359%(c)	03/15/18	2,300	2,304,156
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%	10/08/15	373	374,150
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%	06/15/16	1,000	1,004,434
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.959%(c)	03/15/16	2,400	2,483,861
BMW Vehicle Lease Trust, Series 2012-1, Class A2	Aaa	0.590%	06/20/14	1,975	1,976,273
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%	11/17/14	1,395	1,395,932
Chase Issuance Trust, Series 2012-A8, Class A8	AAA(d)	0.540%	10/16/17	2,400	2,397,886
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	Aaa	0.368%(c)	12/15/18	1,000	996,588
Discover Card Master Trust, Series 2012-A1, Class A1	Aaa	0.810%	08/15/17	2,000	2,015,084
Discover Card Master Trust, Series 2012-A5, Class A5	Aaa	0.409%(c)	01/15/18	2,800	2,803,153
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%	09/15/13	133	133,406
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%	01/15/14	1,185	1,186,426
Ford Credit Auto Lease Trust, Series 2012-B, Class A2	Aaa	0.540%	11/15/14	2,600	2,601,791
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	Aaa	0.651%(c)	10/20/17	2,100	2,104,733
GE Equipment Midticket LLC, Series 2012-1, Class A2	AAA(d)	0.470%	01/22/15	2,400	2,400,732
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%	11/21/14	1,900	1,903,526
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%	09/22/14	652	653,033
Harley-Davidson Motorcycle Trust, Series 2011-1, Class A2B	Aaa	0.409%(c)	10/15/14	306	306,491
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%	04/21/14	1,493	1,494,515
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.269%(c)	11/15/15	1,000	1,000,155
Nissan Auto Lease Trust, Series 2011-A, Class A2B	Aaa	0.389%(c)	01/15/14	166	166,309
Nissan Auto Receivables Owner Trust, Series 2011-A, Class A2	Aaa	0.650%	12/16/13	21	20,752
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%	05/15/15	859	860,922
Toyota Auto Receivables Owner Trust, Series 2011-B, Class A2	Aaa	0.530%	04/15/14	858	858,182

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
World Omni Auto Receivables Trust, Series 2012-B, Class A2	AAA(d)	0.430%	11/16/15	$2,800	$2,799,770
World Omni Automobile Lease Securitization Trust, Series 2011-A, Class A2	Aaa	0.810%	10/15/13	131	130,964

TOTAL ASSET-BACKED SECURITIES (cost $42,516,677)					42,848,543

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.2%
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4	Aaa	4.668%	07/10/43	750	815,346
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	Aaa	5.309%	10/10/45	289	293,215
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3	Aaa	5.705%(c)	09/11/38	461	462,761
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%	01/12/45	26	25,880
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%	12/15/47	1,410	1,507,741
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A2	Aaa	5.268%	02/15/40	112	112,439
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	255	254,342
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	2,067	2,132,853
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AAA(d)	5.553%	04/10/38	1,600	1,801,344
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	1,560	1,799,365
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2	Aaa	5.778%	08/10/45	422	424,025
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%(c)	12/12/44	205	204,783
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.797%(c)	06/15/49	279	288,278
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2	Aaa	5.827%	02/15/51	128	131,027
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2	Aaa	5.532%	03/15/32	7	6,800
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%	09/15/39	8	8,259
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	2,700	3,126,900
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.482%(c)	02/12/39	300	338,136
Morgan Stanley Capital I, Series 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	109	109,533
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	3,165	3,380,486
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	Aaa	6.011%(c)	06/15/45	3,000	3,480,657
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%	11/15/48	10	9,810
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	750	862,451

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $20,177,511)					21,576,431

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS — 9.7%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking — 4.8%
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%	12/02/22	$345	$343,626
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	4.500%	04/01/15	325	346,427
Bank of America Corp., Sr. Unsec’d. Notes(h)	Baa2	6.000%	09/01/17	900	1,053,914
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	A2	6.750%	05/22/19	255	311,415
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%	07/15/21	300	345,949
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.500%	01/14/22	280	312,397
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%	05/22/19	825	1,109,326
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%	07/27/21	300	341,993
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	625	716,269
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	8,680	8,720,223
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	300	335,471
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	6.300%	04/23/19	850	1,048,698
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.000%	04/28/15	375	408,453
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%	01/26/20	650	729,165
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aa2	4.200%	05/13/14	425	444,528
Royal Bank of Canada (Canada), Covered Notes	Aaa	0.625%	12/04/15	2,915	2,907,538
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A3	6.125%	01/11/21	70	84,572
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A2	5.750%	02/01/18	800	958,434
Westpac Banking Corp. (Australia), Covered Notes, 144A	Aaa	1.250%	12/15/17	4,395	4,389,286

					24,907,684

Capital Goods — 0.6%
ABB Finance USA, Inc., Gtd. Notes	A2	1.625%	05/08/17	635	643,261
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	185	195,084
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%	07/12/21	300	334,603
United Technologies Corp., Sr. Unsec’d. Notes	A2	1.800%	06/01/17	890	916,129
Waste Management, Inc., Gtd. Notes	Baa3	2.600%	09/01/16	170	178,087
Xylem, Inc., Gtd. Notes	Baa2	3.550%	09/20/16	920	980,099

					3,247,263

Chemicals — 0.1%
E. I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	650	745,937

Electric — 0.1%
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	125	150,334
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	385	427,761

					578,095

Energy - Integrated — 0.3%
BP Capital Markets PLC (United Kingdom), Gtd. Notes(h)	A2	1.846%	05/05/17	1,195	1,221,617
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	105	111,463
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	195	208,012

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Energy - Integrated (continued)
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	$50	$57,623

					1,598,715

Energy - Other — 0.2%
Occidental Petroleum Corp., Sr. Unsec’d. Notes(h)	A1	1.750%	02/15/17	770	789,586
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	A1	4.100%	02/01/21	65	74,321
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	30	33,060

					896,967

Foods — 0.5%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	7.750%	01/15/19	800	1,068,492
Bottling Group LLC, Gtd. Notes	Aa3	5.125%	01/15/19	125	147,595
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes(h)	AA-(d)	4.250%	03/01/15	450	483,486
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	5.375%	02/10/20	209	250,948
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	191	230,587
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	275	293,489

					2,474,597

Healthcare & Pharmaceutical — 0.5%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	2.300%	06/15/16	655	680,968
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	A1	1.500%	05/08/17	805	816,704
Novartis Securities Investment Ltd. (Bermuda), Gtd. Notes	Aa2	5.125%	02/10/19	250	298,794
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	275	342,318
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	Baa1	3.600%	08/15/21	355	377,553

					2,516,337

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	150	166,628
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/18	290	360,562
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	385	448,524

					975,714

Insurance — 0.5%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	550	650,208
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	850	986,954
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	790	1,035,697

					2,672,859

Media & Entertainment — 0.3%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	300	334,949
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	360	404,403
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	525	613,228
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	4.500%	03/01/21	155	174,389

					1,526,969

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Non-Captive Finance — 0.3%
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	3.150%	09/07/22	$195	$199,230
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.625%	01/07/21	65	73,729
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.650%	10/17/21	30	34,231
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN(h)	A1	6.000%	08/07/19	550	669,110
General Electric Capital Corp., Sub. Notes	A2	5.300%	02/11/21	575	667,450

					1,643,750

Pipelines & Other — 0.3%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa1	8.500%	03/15/19	170	228,282
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	3.950%	09/01/22	650	695,016
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.125%	11/15/20	450	488,645

					1,411,943

Railroads — 0.1%
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	450	548,517

Retailers — 0.2%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.125%	02/01/19	415	472,205
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/21	400	464,534

					936,739

Technology — 0.1%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	240	279,142

Telecommunications — 0.5%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	820	852,294
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	1,070	1,192,524
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	300	350,167

					2,394,985

Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	495	692,964

TOTAL CORPORATE BONDS (cost $47,362,351)					50,049,177

MUNICIPAL BOND
State of California, Taxable GO, Ser. Var. Purp. 3 (cost $251,545)	A1	5.450%	04/01/15	250	274,332

NON-CORPORATE FOREIGN AGENCIES — 1.5%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	7,050	7,344,690
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	5.250%	04/15/19	160	191,852

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $7,191,012)					7,536,542

SOVEREIGNS — 2.3%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	Aaa	1.375%	03/07/14	830	840,641

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGNS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	Aa1(d)	4.250%	09/03/13	$800	$820,032
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, 144A	AA+(d)	2.875%	09/15/14	1,100	1,138,966
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	1,930	1,945,633
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	Aaa	0.625%	05/22/15	830	834,822
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	Aaa	2.250%	03/17/16	700	737,479
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	Aaa	0.375%	05/18/15	840	839,891
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	NR	0.250%	09/12/15	840	834,852
Province of British Columbia (Canada), Sr. Unsec’d. Notes	Aaa	2.000%	10/23/22	4,080	4,020,546

TOTAL SOVEREIGNS (cost $12,059,104)					12,012,862

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.9%
Federal Home Loan Banks(h)		1.375%	05/28/14	19,200	19,528,301
Federal Home Loan Mortgage Corp.		0.375%	11/27/13	19,320	19,353,965
Federal Home Loan Mortgage Corp.		0.625%	12/29/14	33,620	33,837,252
Federal Home Loan Mortgage Corp.		0.750%	01/12/18	235	233,408
Federal Home Loan Mortgage Corp.		1.000%	09/29/17	690	697,250
Federal Home Loan Mortgage Corp.		1.250%	08/01/19	16,220	16,242,448
Federal Home Loan Mortgage Corp.(k)		1.250%	10/02/19	9,145	9,118,242
Federal National Mortgage Association		0.875%	12/20/17	3,240	3,246,328
Federal National Mortgage Association		5.375%	06/12/17	2,275	2,735,635
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.390%(s)	03/15/22	1,740	1,422,767
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	04/26/24	3,350	4,433,631
Residual Funding Corp. Strips Principal		1.500%(s)	10/15/19	10,960	9,932,500
Residual Funding Corp. Strips Principal		1.720%(s)	07/15/20	9,595	8,480,838
Tennessee Valley Authority, Notes, MTN		4.500%	04/01/18	8,000	9,433,296

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $137,513,173)					138,695,861

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 13.2%
Federal Home Loan Mortgage Corp.		3.500%	06/01/42	23,057	24,588,413
Federal National Mortgage Association		3.500%	TBA	10,500	11,194,394
Federal National Mortgage Association		3.500%	TBA	3,000	3,192,773
Government National Mortgage Association		4.000%	02/15/39-04/20/41	26,519	29,061,930

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $66,514,278)					68,037,510

U.S. TREASURY OBLIGATIONS — 15.5%
U.S. Treasury Bonds		2.750%	08/15/42	1,000	965,625
U.S. Treasury Bonds		2.750%	11/15/42	4,790	4,614,868
U.S. Treasury Bonds(h)		11.250%	02/15/15	2,995	3,687,594
U.S. Treasury Notes		0.625%	11/30/17	645	642,833
U.S. Treasury Notes		0.750%	12/31/17	11,930	11,949,577
U.S. Treasury Notes		1.625%	11/15/22	15,469	15,299,800
U.S. Treasury Strips Coupon		0.000%(n)	05/15/15	6,120	6,072,386
U.S. Treasury Strips Coupon		2.260%(n)	02/15/25	1,240	943,392
U.S. Treasury Strips Principal		0.300%(s)	02/15/15	14,725	14,631,776

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Strips Principal	0.300%(s)	11/15/15	$6,892	$6,832,322
United States Treasury Note/Bond	0.250%	11/30/14	3,055	3,055,119
United States Treasury Note/Bond	0.375%	11/15/15	11,343	11,353,640

TOTAL U.S. TREASURY OBLIGATIONS (cost $79,972,604)				80,048,932

TOTAL LONG-TERM INVESTMENTS (cost $413,558,255)				421,080,190

			Shares
SHORT-TERM INVESTMENT — 13.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $70,041,886)(Note 4)(w)			70,041,886	70,041,886

TOTAL INVESTMENTS — 95.2% (cost $483,600,141)				491,122,076
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 4.8%				24,502,026

NET ASSETS — 100.0%				$515,624,102

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s Rating.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Short Positions:
48	90 Day Euro Dollar	Mar. 2013	$11,964,458	$11,964,000	$458
148	2 Year U.S. Treasury Notes	Mar. 2013	32,617,011	32,629,375	(12,364)
5	5 Year U.S. Treasury Notes	Mar. 2013	621,122	622,070	(948)
20	10 Year U.S. Treasury Notes	Mar. 2013	2,649,814	2,655,625	(5,811)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Futures contracts open at December 31, 2012 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Short Positions (continued)
53	U.S. Long Bond	Mar. 2013	$7,947,646	$7,817,500	$130,146
3	U.S. Ultra Bond	Mar. 2013	497,360	487,781	9,579

					$121,060

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$6,490	09/01/13	0.502%	3 month LIBOR(2)	$(17,214)	$—	$(17,214)	Barclays Bank PLC
20,000	10/30/13	0.563%	3 month LIBOR(2)	(49,014)	—	(49,014)	Morgan Stanley Capital Services
46,350	04/12/14	0.596%	3 month LIBOR(1)	181,229	—	181,229	Citibank N.A.
20,990	05/28/14	0.580%	3 month LIBOR(2)	(74,916)	—	(74,916)	Barclays Bank PLC
23,940	07/03/14	0.553%	3 month LIBOR(1)	119,647	—	119,647	Bank of Nova Scotia
26,200	08/17/14	0.605%	3 month LIBOR(2)	(155,344)	—	(155,344)	Barclays Bank PLC
20,855	08/27/14	0.630%	3 month LIBOR(2)	(132,845)	—	(132,845)	Barclays Bank PLC
20,855	08/28/14	0.630%	3 month LIBOR(2)	(132,613)	—	(132,613)	Barclays Bank PLC
4,200	09/12/14	0.656%	3 month LIBOR(2)	(28,851)	—	(28,851)	Barclays Bank PLC
5,200	09/19/14	0.669%	3 month LIBOR(2)	(37,040)	—	(37,040)	JPMorgan Chase Bank
4,950	09/27/14	0.650%	3 month LIBOR(2)	(33,380)	—	(33,380)	Citibank N.A.
2,300	09/27/14	0.401%	3 month LIBOR(1)	4,050	—	4,050	Barclays Bank PLC
2,285	10/26/14	0.835%	3 month LIBOR(2)	(21,632)	—	(21,632)	Barclays Bank PLC
6,235	10/28/14	0.816%	3 month LIBOR(2)	(56,544)	—	(56,544)	Barclays Bank PLC
2,265	10/28/14	0.809%	3 month LIBOR(2)	(20,229)	—	(20,229)	Barclays Bank PLC
590	12/04/14	0.371%	3 month LIBOR(2)	10	—	10	Morgan Stanley Capital Services
7,500	07/09/15	0.593%	3 month LIBOR(2)	(47,297)	—	(47,297)	Bank of Nova Scotia
11,000	08/20/15	0.615%	3 month LIBOR(2)	(72,087)	—	(72,087)	Bank of Nova Scotia
6,660	09/28/15	0.491%	3 month LIBOR(1)	16,584	—	16,584	Credit Suisse International
2,640	09/28/15	0.918%	3 month LIBOR(2)	(40,187)	—	(40,187)	Barclays Bank PLC
4,100	12/21/15	0.494%	3 month LIBOR(2)	(2,400)	—	(2,400)	Citibank N.A.
2,250	08/04/16	1.528%	3 month LIBOR(2)	(89,697)	—	(89,697)	Citibank N.A.
3,520	08/22/16	1.168%	3 month LIBOR(2)	(88,492)	—	(88,492)	Morgan Stanley Capital Services
3,060	08/26/16	1.299%	3 month LIBOR(1)	92,605	—	92,605	Morgan Stanley Capital Services
25,560	08/31/16	0.934%	3 month LIBOR(1)	402,867	—	402,867	Credit Suisse International
7,950	08/31/16	0.975%	3 month LIBOR(2)	(138,213)	—	(138,213)	JPMorgan Chase Bank
7,950	08/31/16	0.978%	3 month LIBOR(2)	(139,320)	—	(139,320)	JPMorgan Chase Bank
4,850	09/01/16	1.261%	3 month LIBOR(2)	(139,045)	—	(139,045)	Citibank N.A.
9,150	09/06/16	1.170%	3 month LIBOR(1)	228,126	—	228,126	UBS AG
12,350	11/08/16	1.230%	3 month LIBOR(2)	(307,385)	—	(307,385)	Citibank N.A.
26,215	11/30/16	0.913%	3 month LIBOR(2)	(308,097)	—	(308,097)	JPMorgan Chase Bank
21,610	11/30/16	0.945%	3 month LIBOR(2)	(281,793)	—	(281,793)	Citibank N.A.
10,820	12/08/16	1.345%	3 month LIBOR(2)	(309,890)	—	(309,890)	Barclays Bank PLC
4,400	12/29/16	1.351%	3 month LIBOR(1)	124,946	—	124,946	Barclays Bank PLC
2,970	12/30/16	1.328%	3 month LIBOR(1)	81,437	—	81,437	Citibank N.A.
3,395	01/03/17	1.311%	3 month LIBOR(2)	(109,492)	—	(109,492)	Citibank N.A.
6,250	01/12/17	1.235%	3 month LIBOR(2)	(178,881)	—	(178,881)	Citibank N.A.
11,600	01/17/17	1.149%	3 month LIBOR(2)	(285,768)	—	(285,768)	Barclays Bank PLC
7,800	01/20/17	1.120%	3 month LIBOR(2)	(181,784)	—	(181,784)	Bank of Nova Scotia
5,300	01/24/17	1.176%	3 month LIBOR(2)	(136,010)	—	(136,010)	Bank of Nova Scotia
18,470	01/27/17	1.138%	3 month LIBOR(2)	(440,984)	—	(440,984)	Bank of Nova Scotia
14,000	01/31/17	1.055%	3 month LIBOR(1)	280,957	—	280,957	Bank of Nova Scotia
4,700	02/02/17	1.020%	3 month LIBOR(1)	86,466	—	86,466	Bank of Nova Scotia
11,330	02/06/17	0.965%	3 month LIBOR(2)	(179,269)	—	(179,269)	Bank of Nova Scotia
2,500	02/08/17	1.037%	3 month LIBOR(2)	(47,418)	—	(47,418)	Bank of Nova Scotia
6,330	02/13/17	1.128%	3 month LIBOR(2)	(144,772)	—	(144,772)	Bank of Nova Scotia
6,470	02/15/17	3.366%	3 month LIBOR(1)	792,308	—	792,308	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,170	02/15/17	3.363%	3 month LIBOR(1)	$143,147	$—	$143,147	Citibank N.A.
12,715	02/28/17	0.680%	3 month LIBOR(1)	6,219	—	6,219	Citibank N.A.
3,380	03/06/17	1.123%	3 month LIBOR(2)	(74,497)	—	(74,497)	Barclays Bank PLC
6,150	03/30/17	1.233%	3 month LIBOR(2)	(161,329)	—	(161,329)	Bank of Nova Scotia
8,100	05/17/17	1.100%	3 month LIBOR(1)	144,749	—	144,749	Bank of Nova Scotia
10,100	07/05/17	0.938%	3 month LIBOR(2)	(128,779)	—	(128,779)	Bank of Nova Scotia
11,960	07/16/17	0.847%	3 month LIBOR(2)	(94,295)	—	(94,295)	Bank of Nova Scotia
12,100	08/01/17	0.844%	3 month LIBOR(2)	(86,405)	—	(86,405)	Bank of Nova Scotia
40,200	09/10/17	0.845%	3 month LIBOR(2)	(229,342)	—	(229,342)	Morgan Stanley Capital Services
7,300	09/25/17	0.820%	3 month LIBOR(2)	(28,696)	—	(28,696)	Bank of Nova Scotia
4,550	10/04/17	0.773%	3 month LIBOR(2)	(1,784)	—	(1,784)	Bank of Nova Scotia
11,000	10/09/17	0.765%	3 month LIBOR(2)	2,031	—	2,031	Bank of Nova Scotia
5,975	10/15/17	0.790%	3 month LIBOR(1)	4,796	—	4,796	Morgan Stanley Capital Services
6,700	10/22/17	0.883%	3 month LIBOR(2)	(34,294)	—	(34,294)	Bank of Nova Scotia
8,000	11/09/17	0.774%	3 month LIBOR(2)	7,727	—	7,727	Bank of Nova Scotia
7,830	11/13/17	0.775%	3 month LIBOR(1)	(8,578)	—	(8,578)	Bank of Nova Scotia
2,900	11/13/17	0.778%	3 month LIBOR(1)	(2,820)	—	(2,820)	Morgan Stanley Capital Services
6,015	12/05/17	0.758%	3 month LIBOR(1)	(17,221)	—	(17,221)	Morgan Stanley Capital Services
6,200	12/11/17	0.734%	3 month LIBOR(2)	25,319	—	25,319	Barclays Bank PLC
5,700	12/12/17	0.736%	3 month LIBOR(2)	23,933	—	23,933	Bank of Nova Scotia
9,740	12/13/17	0.755%	3 month LIBOR(1)	(32,138)	—	(32,138)	Morgan Stanley Capital Services
4,200	12/20/17	0.868%	3 month LIBOR(2)	(8,265)	—	(8,265)	Morgan Stanley Capital Services
5,290	05/15/18	2.318%	3 month LIBOR(1)	403,875	—	403,875	JPMorgan Chase Bank
2,990	07/28/18	2.455%	3 month LIBOR(1)	273,208	—	273,208	Bank of America N.A.
4,600	08/01/18	2.440%	3 month LIBOR(1)	414,518	—	414,518	Citibank N.A.
1,960	08/02/18	2.400%	3 month LIBOR(1)	171,919	—	171,919	Barclays Bank PLC
5,640	08/04/18	2.179%	3 month LIBOR(1)	420,542	—	420,542	Barclays Bank PLC
108,200	08/09/18	2.008%	3 month LIBOR(1)	6,950,376	—	6,950,376	Barclays Bank PLC
5,430	08/09/18	2.136%	3 month LIBOR(1)	389,967	—	389,967	Bank of America N.A.
4,950	08/09/18	2.058%	3 month LIBOR(2)	(332,543)	—	(332,543)	Barclays Bank PLC
25,100	08/10/18	2.059%	3 month LIBOR(1)	1,687,000	—	1,687,000	Citibank N.A.
36,260	08/11/18	2.047%	3 month LIBOR(1)	2,408,901	—	2,408,901	Morgan Stanley Capital Services
3,500	08/12/18	1.764%	3 month LIBOR(1)	173,939	—	173,939	UBS AG
49,750	08/17/18	1.838%	3 month LIBOR(1)	2,676,952	—	2,676,952	Barclays Bank PLC
5,900	08/17/18	1.845%	3 month LIBOR(2)	(320,073)	—	(320,073)	Morgan Stanley Capital Services
3,350	08/18/18	1.818%	3 month LIBOR(2)	(175,988)	—	(175,988)	Citibank N.A.
5,600	08/24/18	1.743%	3 month LIBOR(1)	267,785	—	267,785	Bank of America N.A.
6,250	08/25/18	1.773%	3 month LIBOR(1)	309,418	—	309,418	Morgan Stanley Capital Services
4,420	08/30/18	1.850%	3 month LIBOR(1)	238,763	—	238,763	Morgan Stanley Capital Services
2,760	08/31/18	1.798%	3 month LIBOR(2)	(140,794)	—	(140,794)	Barclays Bank PLC
7,855	09/02/18	1.825%	3 month LIBOR(2)	(410,436)	—	(410,436)	Barclays Bank PLC
3,530	09/06/18	1.820%	3 month LIBOR(2)	(182,679)	—	(182,679)	Barclays Bank PLC
1,760	09/08/18	1.688%	3 month LIBOR(2)	(77,144)	—	(77,144)	Barclays Bank PLC
5,250	09/13/18	1.695%	3 month LIBOR(2)	(230,921)	—	(230,921)	Barclays Bank PLC
33,580	09/27/18	1.525%	3 month LIBOR(1)	1,118,051	—	1,118,051	Morgan Stanley Capital Services
11,590	09/28/18	1.598%	3 month LIBOR(1)	434,813	—	434,813	Barclays Bank PLC
1,950	09/29/18	1.710%	3 month LIBOR(1)	86,010	—	86,010	Barclays Bank PLC
31,800	10/03/18	1.745%	3 month LIBOR(1)	1,431,448	—	1,431,448	UBS AG
15,225	10/05/18	1.665%	3 month LIBOR(1)	612,032	—	612,032	Morgan Stanley Capital Services
20,705	10/06/18	1.599%	3 month LIBOR(1)	750,379	—	750,379	JPMorgan Chase Bank
5,370	10/11/18	1.770%	3 month LIBOR(1)	247,300	—	247,300	JPMorgan Chase Bank
9,260	10/27/18	1.960%	3 month LIBOR(2)	(521,986)	—	(521,986)	Barclays Bank PLC
10,275	11/01/18	1.984%	3 month LIBOR(2)	(590,131)	—	(590,131)	Barclays Bank PLC
30,925	11/02/18	1.880%	3 month LIBOR(2)	(1,586,170)	—	(1,586,170)	Barclays Bank PLC
19,335	11/22/18	1.766%	3 month LIBOR(1)	840,673	—	840,673	Morgan Stanley Capital Services
41,000	11/23/18	1.760%	3 month LIBOR(1)	1,765,181	—	1,765,181	Barclays Bank PLC
13,200	11/23/18	1.741%	3 month LIBOR(1)	553,574	—	553,574	Deutsche Bank AG
37,730	11/25/18	1.746%	3 month LIBOR(1)	1,588,619	—	1,588,619	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$27,765	11/29/18	1.758%	3 month LIBOR(1)	$1,181,432	$—	$1,181,432	Citibank N.A.
25,755	12/05/18	1.813%	3 month LIBOR(2)	(1,170,792)	—	(1,170,792)	Barclays Bank PLC
2,270	12/19/18	1.668%	3 month LIBOR(1)	82,178	—	82,178	Barclays Bank PLC
8,710	12/22/18	1.693%	3 month LIBOR(1)	326,518	—	326,518	Barclays Bank PLC
49,000	12/31/18	2.808%	3 month LIBOR(1)	7,396,828	—	7,396,828	JPMorgan Chase Bank
33,800	12/31/18	3.376%	3 month LIBOR(1)	7,125,759	—	7,125,759	Citibank N.A.
31,200	12/31/18	2.259%	3 month LIBOR(1)	3,164,561	—	3,164,561	Citibank N.A.
12,780	12/31/18	3.275%	3 month LIBOR(1)	2,525,773	—	2,525,773	JPMorgan Chase Bank
3,300	12/31/18	1.797%	3 month LIBOR(2)	(199,660)	—	(199,660)	Morgan Stanley Capital Services
16,455	01/31/19	1.555%	3 month LIBOR(2)	(560,937)	—	(560,937)	Morgan Stanley Capital Services
10,360	02/03/19	1.448%	3 month LIBOR(2)	(279,907)	—	(279,907)	Bank of Nova Scotia
8,225	02/06/19	1.438%	3 month LIBOR(2)	(215,302)	—	(215,302)	Bank of Nova Scotia
5,200	02/21/19	1.643%	3 month LIBOR(2)	(199,339)	—	(199,339)	JPMorgan Chase Bank
2,735	02/21/19	1.573%	3 month LIBOR(2)	(92,680)	—	(92,680)	Citibank N.A.
1,800	03/05/19	1.643%	3 month LIBOR(2)	(67,871)	—	(67,871)	Bank of Nova Scotia
2,350	03/09/19	1.570%	3 month LIBOR(2)	(77,129)	—	(77,129)	Bank of Nova Scotia
6,200	03/22/19	1.980%	3 month LIBOR(1)	360,767	—	360,767	Bank of Nova Scotia
3,000	04/10/19	1.816%	3 month LIBOR(2)	(137,100)	—	(137,100)	Bank of Nova Scotia
2,900	04/13/19	1.638%	3 month LIBOR(1)	99,090	—	99,090	Bank of Nova Scotia
9,000	05/18/19	1.523%	3 month LIBOR(1)	222,192	—	222,192	Morgan Stanley Capital Services
3,750	05/21/19	1.475%	3 month LIBOR(1)	80,806	—	80,806	Bank of Nova Scotia
6,150	05/22/19	1.455%	3 month LIBOR(1)	124,413	—	124,413	Morgan Stanley Capital Services
12,550	05/23/19	1.450%	3 month LIBOR(1)	248,995	—	248,995	Bank of Nova Scotia
10,750	06/07/19	1.393%	3 month LIBOR(1)	164,253	—	164,253	Bank of Nova Scotia
7,750	06/07/19	1.330%	3 month LIBOR(1)	87,737	—	87,737	Barclays Bank PLC
1,850	06/07/19	1.338%	3 month LIBOR(1)	21,822	—	21,822	Bank of Nova Scotia
13,910	07/23/19	1.220%	3 month LIBOR(2)	(94,563)	—	(94,563)	Bank of Nova Scotia
20,225	08/06/19	1.211%	3 month LIBOR(2)	(105,863)	—	(105,863)	Bank of Nova Scotia
5,000	08/08/19	1.271%	3 month LIBOR(2)	(46,174)	—	(46,174)	Credit Suisse International
4,300	09/07/19	1.203%	3 month LIBOR(1)	11,007	—	11,007	Bank of Nova Scotia
2,240	09/27/19	1.220%	3 month LIBOR(1)	5,996	—	5,996	Bank of Nova Scotia
2,805	10/02/19	1.189%	3 month LIBOR(2)	1,885	—	1,885	Bank of Nova Scotia
2,710	10/02/19	1.188%	3 month LIBOR(2)	2,054	—	2,054	Bank of Nova Scotia
5,500	10/09/19	1.221%	3 month LIBOR(2)	(6,095)	—	(6,095)	Morgan Stanley Capital Services
6,200	10/11/19	1.220%	3 month LIBOR(2)	(5,591)	—	(5,591)	Bank of Nova Scotia
7,100	10/31/19	1.265%	3 month LIBOR(2)	(19,876)	—	(19,876)	Citibank N.A.
14,200	11/02/19	1.253%	3 month LIBOR(1)	23,085	—	23,085	Citibank N.A.
1,660	11/15/19	4.546%	3 month LIBOR(2)	(796,928)	—	(796,928)	Deutsche Bank AG
1,900	11/16/19	1.167%	3 month LIBOR(1)	(9,662)	—	(9,662)	Barclays Bank PLC
12,500	11/19/19	1.158%	3 month LIBOR(2)	(73,185)	—	(73,185)	Morgan Stanley Capital Services
3,300	11/28/19	1.208%	3 month LIBOR(2)	10,048	—	10,048	Barclays Bank PLC
3,300	11/29/19	1.200%	3 month LIBOR(1)	(11,915)	—	(11,915)	Morgan Stanley Capital Services
2,000	12/03/19	1.179%	3 month LIBOR(2)	10,565	—	10,565	Bank of Nova Scotia
2,500	03/15/20	3.769%	3 month LIBOR(1)	453,577	—	453,577	Citibank N.A.
1,548	05/15/21	4.419%	3 month LIBOR(2)	(761,206)	—	(761,206)	Deutsche Bank AG
1,543	05/15/21	4.446%	3 month LIBOR(2)	(766,405)	—	(766,405)	Deutsche Bank AG
2,700	06/08/21	4.640%	3 month LIBOR(1)	294,506	—	294,506	Morgan Stanley Capital Services
1,370	08/09/21	2.625%	3 month LIBOR(2)	(130,521)	—	(130,521)	Citibank N.A.
1,140	08/24/21	2.250%	3 month LIBOR(1)	70,563	—	70,563	Citibank N.A.
7,050	08/25/21	2.222%	3 month LIBOR(2)	(418,641)	—	(418,641)	Bank of America N.A.
8,400	09/06/21	2.226%	3 month LIBOR(1)	495,265	—	495,265	UBS AG
2,750	09/06/21	2.223%	3 month LIBOR(1)	161,254	—	161,254	UBS AG
1,915	09/06/21	2.248%	3 month LIBOR(1)	116,405	—	116,405	Barclays Bank PLC
1,940	09/13/21	2.171%	3 month LIBOR(2)	(104,228)	—	(104,228)	Bank of America N.A.
8,030	09/14/21	2.160%	3 month LIBOR(1)	423,084	—	423,084	Barclays Bank PLC
1,310	09/16/21	2.213%	3 month LIBOR(1)	74,758	—	74,758	Barclays Bank PLC
2,580	09/22/21	2.158%	3 month LIBOR(1)	133,919	—	133,919	Barclays Bank PLC
1,940	09/23/21	2.099%	3 month LIBOR(2)	(90,745)	—	(90,745)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,640	09/27/21	1.933%	3 month LIBOR(1)	$85,005	$—	$85,005	Citibank N.A.
3,365	10/03/21	2.188%	3 month LIBOR(1)	177,341	—	177,341	Barclays Bank PLC
2,215	10/03/21	2.160%	3 month LIBOR(1)	111,506	—	111,506	Morgan Stanley Capital Services
1,490	10/04/21	2.108%	3 month LIBOR(1)	68,232	—	68,232	Citibank N.A.
3,780	10/06/21	2.038%	3 month LIBOR(2)	(149,879)	—	(149,879)	Citibank N.A.
1,575	10/06/21	2.060%	3 month LIBOR(2)	(65,490)	—	(65,490)	UBS AG
1,430	10/06/21	1.965%	3 month LIBOR(1)	47,806	—	47,806	JPMorgan Chase Bank
3,900	10/11/21	2.265%	3 month LIBOR(2)	(229,219)	—	(229,219)	Citibank N.A.
1,690	10/11/21	2.118%	3 month LIBOR(1)	77,947	—	77,947	Citibank N.A.
6,395	10/14/21	2.405%	3 month LIBOR(1)	451,331	—	451,331	UBS AG
860	11/29/21	2.129%	3 month LIBOR(1)	37,283	—	37,283	JPMorgan Chase Bank
555	11/30/21	2.229%	3 month LIBOR(1)	28,804	—	28,804	JPMorgan Chase Bank
3,850	01/13/22	2.050%	3 month LIBOR(2)	(164,009)	—	(164,009)	Bank of Nova Scotia
3,180	01/13/22	1.660%	3 month LIBOR(2)	(16,502)	—	(16,502)	Citibank N.A.
3,180	01/13/22	1.676%	3 month LIBOR(1)	15,137	—	15,137	Citibank N.A.
5,300	01/19/22	2.015%	3 month LIBOR(2)	(206,650)	—	(206,650)	Bank of Nova Scotia
3,830	01/20/22	1.999%	3 month LIBOR(2)	(143,432)	—	(143,432)	Bank of Nova Scotia
2,950	01/24/22	2.113%	3 month LIBOR(2)	(139,937)	—	(139,937)	Bank of Nova Scotia
2,250	01/24/22	2.118%	3 month LIBOR(2)	(107,748)	—	(107,748)	Bank of Nova Scotia
1,265	01/24/22	2.148%	3 month LIBOR(1)	64,007	—	64,007	Bank of Nova Scotia
3,830	01/25/22	2.171%	3 month LIBOR(1)	201,630	—	201,630	Bank of Nova Scotia
3,540	02/02/22	1.914%	3 month LIBOR(2)	(101,659)	—	(101,659)	Citibank N.A.
3,370	02/13/22	2.120%	3 month LIBOR(1)	156,617	—	156,617	Bank of Nova Scotia
2,625	02/17/22	2.018%	3 month LIBOR(2)	(97,030)	—	(97,030)	Bank of Nova Scotia
1,950	02/21/22	2.105%	3 month LIBOR(2)	(86,841)	—	(86,841)	JPMorgan Chase Bank
1,300	02/21/22	2.100%	3 month LIBOR(2)	(57,308)	—	(57,308)	JPMorgan Chase Bank
1,980	02/23/22	2.117%	3 month LIBOR(2)	(90,018)	—	(90,018)	JPMorgan Chase Bank
2,300	03/21/22	2.325%	3 month LIBOR(1)	143,384	—	143,384	Barclays Bank PLC
4,600	03/23/22	2.368%	3 month LIBOR(1)	303,694	—	303,694	Citibank N.A.
2,450	05/15/22	1.988%	3 month LIBOR(2)	(65,503)	—	(65,503)	JPMorgan Chase Bank
3,140	06/11/22	1.843%	3 month LIBOR(2)	(36,441)	—	(36,441)	Bank of Nova Scotia
2,000	06/20/22	1.716%	3 month LIBOR(2)	622	—	622	Bank of Nova Scotia
5,000	08/06/22	1.635%	3 month LIBOR(2)	20,148	—	20,148	Bank of Nova Scotia
3,700	08/10/22	1.758%	3 month LIBOR(2)	(27,143)	—	(27,143)	Bank of Nova Scotia
1,650	08/29/22	1.777%	3 month LIBOR(2)	(12,860)	—	(12,860)	Citibank N.A.
6,300	09/11/22	1.833%	3 month LIBOR(2)	(75,854)	—	(75,854)	Bank of Nova Scotia
2,000	10/05/22	1.696%	3 month LIBOR(1)	(7,143)	—	(7,143)	Barclays Bank PLC
2,700	10/16/22	1.723%	3 month LIBOR(1)	(5,242)	—	(5,242)	Barclays Bank PLC
3,300	10/25/22	1.801%	3 month LIBOR(1)	16,009	—	16,009	Credit Suisse International
24,600	11/15/22	1.639%	3 month LIBOR(2)	296,716	—	296,716	Barclays Bank PLC
4,500	08/22/26	2.720%	3 month LIBOR(2)	(306,733)	—	(306,733)	JPMorgan Chase Bank
1,610	02/14/27	2.503%	3 month LIBOR(1)	59,527	—	59,527	Barclays Bank PLC
1,600	12/28/27	2.353%	3 month LIBOR(1)	2,011	—	2,011	Barclays Bank PLC
8,645	08/15/28	2.370%	3 month LIBOR(2)	17,191	—	17,191	Citibank N.A.
1,410	08/24/41	3.065%	3 month LIBOR(2)	(104,931)	—	(104,931)	Citibank N.A.
1,410	08/24/41	3.074%	3 month LIBOR(2)	(107,515)	—	(107,515)	Citibank N.A.
1,450	09/06/41	3.028%	3 month LIBOR(2)	(95,329)	—	(95,329)	UBS AG
1,450	09/06/41	3.110%	3 month LIBOR(2)	(120,368)	—	(120,368)	UBS AG
1,425	09/08/41	2.954%	3 month LIBOR(1)	71,496	—	71,496	Barclays Bank PLC
915	09/09/41	3.019%	3 month LIBOR(1)	58,405	—	58,405	Barclays Bank PLC
1,670	10/11/41	2.719%	3 month LIBOR(2)	3,704	—	3,704	JPMorgan Chase Bank
1,700	10/17/41	2.905%	3 month LIBOR(1)	61,513	—	61,513	Barclays Bank PLC
1,750	12/12/41	2.685%	3 month LIBOR(1)	(24,040)	—	(24,040)	Citibank N.A.
1,665	12/20/41	2.614%	3 month LIBOR(2)	48,393	—	48,393	Citibank N.A.
1,350	12/20/41	2.615%	3 month LIBOR(1)	(38,887)	—	(38,887)	Barclays Bank PLC
1,050	01/10/42	2.718%	3 month LIBOR(1)	3,818	—	3,818	Barclays Bank PLC
1,105	01/11/42	2.710%	3 month LIBOR(1)	2,185	—	2,185	Citibank N.A.
2,155	01/12/42	2.773%	3 month LIBOR(2)	(32,720)	—	(32,720)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,470	02/09/42	2.840%	3 month LIBOR(1)	$40,318	$—	$40,318	Barclays Bank PLC

				$38,093,314	$—	$38,093,314

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures. The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$42,848,543	$—
Commercial Mortgage-Backed Securities	—	21,576,431	—
Corporate Bonds	—	50,049,177	—
Municipal Bond	—	274,332	—
Non-Corporate Foreign Agencies	—	7,536,542	—
Sovereigns	—	12,012,862	—
U.S. Government Agency Obligations	—	138,695,861	—
U.S. Government Mortgage-Backed Securities	—	68,037,510	—
U.S. Treasury Obligations	—	80,048,932	—
Affiliated Money Market Mutual Fund	70,041,886	—	—
Other Financial Instruments*
Futures Contracts	121,060	—	—
Interest Rate Swaps	—	38,093,314	—

Total	$70,162,946	$459,173,504	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Government Agency Obligations	26.9%
U.S. Treasury Obligations	15.5
Affiliated Money Market Mutual Fund	13.6
U.S. Government Mortgage-Backed Securities	13.2
Asset-Backed Securities	8.3
Banking	4.8
Commercial Mortgage-Backed Securities	4.2
Sovereigns	2.3
Non-Corporate Foreign Agencies	1.5
Capital Goods	0.6
Foods	0.5
Healthcare & Pharmaceutical	0.5
Insurance	0.5
Telecommunications	0.5
Energy – Integrated	0.3
Media & Entertainment	0.3
Non-Captive Finance	0.3
Pipelines & Other	0.3
Energy – Other	0.2
Healthcare & Insurance	0.2
Retailers	0.2
Chemicals	0.1
Electric	0.1
Railroads	0.1
Technology	0.1
Tobacco	0.1

95.2
Other assets in excess of liabilities	4.8

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BOND PORTFOLIO 2018 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on swap agreements	$57,157,271		Unrealized depreciation on swap agreements	$19,063,957
Interest rate contracts	Due from broker — variation margin	140,183	*	Due from broker — variation margin	19,123	*

Total		$57,297,454			$19,083,080

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$166,342	$(141,441)	$(2,073,183)	$24,956,001	$22,907,719

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$127,227	$(1,410,465)	$(1,283,238)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$43,822,408	$73,537,403	$1,895,901,152

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BOND PORTFOLIO 2018 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $413,558,255)	$421,080,190
Affiliated investments (cost $70,041,886)	70,041,886
Cash	47,646
Unrealized appreciation on swap agreements	57,157,271
Receivable for investments sold	3,194,216
Dividends and interest receivable	1,288,595
Due from broker-variation margin	51,014
Tax reclaim receivable	9,611
Prepaid expenses	4,222

Total Assets	552,874,651

LIABILITIES:
Unrealized depreciation on swap agreements	19,063,957
Payable for investments purchased	17,593,181
Advisory fees payable	283,171
Payable for fund share repurchased	206,462
Accrued expenses and other liabilities	63,028
Shareholder servicing fees payable	40,272
Affiliated transfer agent fee payable	478

Total Liabilities	37,250,549

NET ASSETS	$515,624,102

Net assets were comprised of:
Paid-in capital	$437,337,921
Retained earnings	78,286,181

Net assets, December 31, 2012	$515,624,102

Net asset value and redemption price per share, $515,624,102 / 41,543,328 outstanding shares of beneficial interest	$12.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$8,087,228
Affiliated dividend income	282,758

8,369,986

EXPENSES
Advisory fees	3,633,907
Shareholder servicing fees and expenses	567,287
Custodian and accounting fees	111,000
Audit fee	45,000
Trustees’ fees	16,000
Legal fees and expenses	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	9,001

Total expenses	4,418,195
Less: shareholder servicing fee waiver	(60,174)

Net expenses	4,358,021

NET INVESTMENT INCOME	4,011,965

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	5,791,618
Futures transactions	(2,073,183)
Swap agreement transactions	24,956,001
Options written transactions	(141,441)

28,532,995

Net change in unrealized appreciation (depreciation) on:
Investments	1,979,792
Futures	127,227
Swap agreements	(1,410,465)

696,554

NET GAIN ON INVESTMENTS	29,229,549

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,241,514

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,011,965	$2,800,569
Net realized gain on investment transactions	28,532,995	3,075,023
Net change in unrealized appreciation (depreciation) on investments	696,554	43,454,405

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	33,241,514	49,329,997

DISTRIBUTIONS	(5,865,744)	(30,362,815)

FUND SHARE TRANSACTIONS:
Fund share sold [11,601,253 and 71,018,874 shares, respectively]	140,675,532	818,536,353
Fund share issued in reinvestment of distributions [485,173 and 2,785,579 shares, respectively]	5,865,744	30,362,815
Fund share repurchased [28,152,689 and 24,650,193 shares, respectively]	(341,230,600)	(285,597,024)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(194,689,324)	563,302,144

TOTAL INCREASE (DECREASE) IN NET ASSETS	(167,313,554)	582,269,326
NET ASSETS:
Beginning of year	682,937,656	100,668,330

End of year	$515,624,102	$682,937,656

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BOND PORTFOLIO 2019

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 56.6% ASSET-BACKED SECURITIES — 6.3%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Ally Auto Receivables Trust, Series 2012-2, Class A3	Aaa	0.740%		04/15/16	$220	$220,940
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	Aaa	0.510%		12/22/14	500	500,404
American Express Credit Account Master Trust, Series 2008-6, Class A	Aaa	1.409	%(c)	02/15/18	600	617,550
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.459	%(c)	11/15/15	600	600,403
American Express Credit Account Master Trust, Series 2012-3, Class A	AAA(d)	0.359	%(c)	03/15/18	600	601,084
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%		06/15/16	300	301,330
CarMax Auto Owner Trust, Series 2012-1, Class A3	AAA(d)	0.890%		09/15/16	300	302,034
Chase Issuance Trust, Series 2012-A9, Class A9	AAA(d)	0.359	%(c)	10/16/17	1,700	1,700,957
Citibank Credit Card Issuance Trust, Series 2006-A7, Class A7	Aaa	0.368	%(c)	12/15/18	1,000	996,588
Discover Card Master Trust, Series 2012-A5, Class A5	Aaa	0.409	%(c)	01/15/18	800	800,901
Ford Credit Auto Owner Trust, Series 2012-C, Class A2	Aaa	0.470%		04/15/15	1,100	1,100,874
Ford Credit Auto Owner Trust, Series 2012-D, Class A3	Aaa	0.510%		04/15/17	400	399,816
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	Aaa	0.651	%(c)	10/20/17	600	601,352
GE Equipment Midticket LLC, Series 2012-1, Class A2	AAA(d)	0.470%		01/22/15	800	800,244
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%		11/21/14	200	200,371
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%		09/22/14	186	186,581
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.269	%(c)	11/15/15	1,000	1,000,155
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%		05/15/15	156	156,531
World Omni Auto Receivables Trust, Series 2012-B, Class A2	AAA(d)	0.430%		11/16/15	1,100	1,099,910
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	Aaa	0.710%		01/15/15	400	400,590

TOTAL ASSET-BACKED SECURITIES (cost $12,259,059)						12,588,615

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.0%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A2	Aaa	5.309%		10/10/45	193	195,477
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A3	Aaa	5.705	%(c)	09/11/38	288	289,226
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%		06/11/50	285	302,397
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%		01/12/45	19	19,235
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	80	85,546
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A2	Aaa	5.268%		02/15/40	53	52,846
FHLMC Multifamily Structured Pass Through Certificates, Series K008, Class A2	AA+(d)	3.531%		06/25/20	145	160,649

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2	AA+(d)	4.186%	12/25/20	$800	$927,408
FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2	AA+(d)	3.974%	01/25/21	1,500	1,718,239
FHLMC Multifamily Structured Pass Through Certificates, Series K023, Class A2	AA+(d)	2.307%	08/25/22	1,500	1,510,127
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	229	228,908
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	333	344,009
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AAA(d)	5.553%	04/10/38	200	225,167
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	1,000	1,153,439
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A2	Aaa	5.778%	08/10/45	188	188,456
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%(c)	12/12/44	205	204,783
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.797%(c)	06/15/49	252	259,451
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2	Aaa	5.827%	02/15/51	82	84,534
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	Aaa	2.475%	12/15/47	900	919,073
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A2	Aaa	5.532%	03/15/32	4	4,156
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%	09/15/39	4	3,887
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	300	347,433
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.482%(c)	02/12/39	150	169,067
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	Aaa	5.172%	12/12/49	1,000	1,137,817
Morgan Stanley Capital I, Series 2007-HQ11, Class A2	Aaa	5.359%	02/12/44	82	82,150
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%	05/10/63	620	662,212
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%	11/15/48	8	8,175
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	130	149,492
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	Aaa	5.921%(c)	02/15/51	380	445,824

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $11,518,588)					11,879,183

CORPORATE BONDS — 6.3%
Aerospace & Defense
Precision Castparts Corp., Sr. Unsec’d. Notes	A2	2.500%	01/15/23	100	100,641

Banking — 2.9%
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	4.500%	04/01/15	205	218,515
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.700%	01/24/22	325	390,828
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	A2	6.750%	05/22/19	165	201,504

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Banking (continued)
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.500%	01/14/22	$300	$334,711
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%	05/22/19	150	201,696
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	35	40,111
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.750%	01/24/22	300	354,664
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.000%	03/30/22	200	218,973
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	1,540	1,547,136
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	3.250%	09/23/22	275	283,190
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	6.300%	04/23/19	175	215,908
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.000%	04/28/15	245	266,856
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%	07/28/21	100	113,537
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes, 144A	Aa2	4.200%	05/13/14	275	287,636
Royal Bank of Canada (Canada), Covered Notes	Aaa	0.625%	12/04/15	1,055	1,052,299
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes	A3	6.125%	01/11/21	60	72,491

					5,800,055

Capital Goods — 0.1%
United Technologies Corp., Sr. Unsec’d. Notes	A2	3.100%	06/01/22	215	227,682
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875%	10/01/21	60	68,120

					295,802

Chemicals — 0.3%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	3.150%	10/01/22	45	44,715
CF Industries, Inc., Gtd. Notes	Baa3	7.125%	05/01/20	225	283,171
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	3.000%	11/15/22	200	199,555

					527,441

Electric
Carolina Power & Light Co., First Mtge. Bonds	A1	5.300%	01/15/19	100	120,267

Energy - Integrated — 0.3%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.245%	05/06/22	60	63,210
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	45	51,861
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa1	6.100%	06/01/18	350	426,936

					542,007

Energy - Other — 0.3%
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	3.250%	05/15/22	100	104,369
National Oilwell Varco, Inc., Sr. Unsec’d. Notes	A2	2.600%	12/01/22	380	385,334
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	A1	4.100%	02/01/21	60	68,604
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	30	33,060

					591,367

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	7.750%	01/15/19	$175	$233,733
Bottling Group LLC, Gtd. Notes	Aa3	5.125%	01/15/19	90	106,268
Coca-Cola Refreshments USA, Inc., Sr. Unsec’d. Notes(h)	AA-(d)	4.250%	03/01/15	300	322,323
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	02/19/14	200	213,446

					875,770

Healthcare & Pharmaceutical — 0.6%
AbbVie, Inc., Gtd. Notes, 144A(h)	Baa1	2.000%	11/06/18	405	410,235
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	A1	2.850%	05/08/22	75	77,899
Novartis Securities Investment Ltd. (Bermuda), Gtd. Notes	Aa2	5.125%	02/10/19	165	197,204
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	180	224,063
Teva Pharmaceutical Finance Co. BV (Curacao), Gtd. Notes	A3	2.950%	12/18/22	200	202,312
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	3.250%	10/01/22	65	66,355

					1,178,068

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/18	190	236,230

Insurance — 0.3%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	60	70,932
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	190	249,092
Principal Financial Group, Inc., Gtd. Notes	A3	3.125%	05/15/23	200	198,575

					518,599

Media & Entertainment — 0.2%
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.875%	01/15/23	175	175,745
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	55	61,784
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	4.500%	03/01/21	95	106,884

					344,413

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	3.150%	09/07/22	200	204,339
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	A1	6.000%	08/07/19	150	182,484

					386,823

Pipelines & Other — 0.1%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa1	8.500%	03/15/19	125	167,855

Retailers — 0.2%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(h)	Aa2	4.125%	02/01/19	305	347,042

Technology — 0.1%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	180	209,357

Telecommunications — 0.1%
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	110	122,596

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Tobacco — 0.1%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	$200	$279,986

TOTAL CORPORATE BONDS (cost $11,874,623)					12,644,319

MUNICIPAL BOND — 0.1%
State of California GO, Taxable Var. Purp. 3 (cost $125,772)	A1	5.450%	04/01/15	125	137,166

NON-CORPORATE FOREIGN AGENCIES — 1.4%
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	805	838,649
Statoil ASA (Norway), Gtd. Notes	Aa2	2.450%	01/17/23	170	169,602
Statoilhydro ASA (Norway), Gtd. Notes	Aa2	5.250%	04/15/19	100	119,907
Westpac Banking Corp. (Australia), Covered Notes, 144A	Aaa	1.250%	12/15/17	1,615	1,612,900

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $2,686,963)					2,741,058

SOVEREIGNS — 2.0%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	Aaa	1.375%	03/07/14	300	303,845
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	Aa1	4.250%	09/03/13	300	307,511
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, 144A	AA+(d)	2.875%	09/15/14	500	517,712
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	440	443,564
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	Aaa	0.625%	05/22/15	300	301,743
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	Aaa	2.250%	03/17/16	300	316,063
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	Aaa	0.375%	05/18/15	300	299,961
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	NR	0.250%	09/12/15	300	298,161
Province of British Columbia (Canada), Sr. Unsec’d. Notes.	Aaa	2.000%	10/23/22	1,180	1,162,805

TOTAL SOVEREIGNS (cost $3,969,587)					3,951,365

U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.5%
Federal Home Loan Banks		0.500%	11/20/15	3,920	3,934,763
Federal Home Loan Banks		1.000%	06/21/17	1,960	1,982,358
Federal Home Loan Mortgage Corp.		1.250%	08/01/19	6,270	6,278,678
Federal Home Loan Mortgage Corp.		1.250%	10/02/19	2,515	2,507,641
Federal Home Loan Mortgage Corp.(k)		2.375%	01/13/22	100	104,468
Federal National Mortgage Association		0.500%	07/02/15	3,245	3,256,299
Federal National Mortgage Association		0.875%	12/20/17	995	996,943
Financing Corp. FICO Strips Principal, Series D-P		1.600%(s)	09/26/19	2,900	2,606,578
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		1.730%(s)	03/15/20	1,000	887,598
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.390%(s)	03/15/22	95	77,680
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%	04/26/24	450	595,562

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Residual Funding Corp. Strips Principal	1.500	%(s)	10/15/19	$2,135	$1,934,844
Residual Funding Corp. Strips Principal	1.720	%(s)	07/15/20	1,865	1,648,438

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $26,077,646)					26,811,850

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 8.8%
Federal Home Loan Mortgage Corp.	3.500%		06/01/42	2,300	2,453,203
Federal National Mortgage Association	3.500%		TBA	7,000	7,462,930
Federal National Mortgage Association	3.500%		TBA	2,000	2,128,516
Government National Mortgage Association	3.500%		08/20/42-09/20/42	3,963	4,310,768
Government National Mortgage Association	3.500%		TBA	1,000	1,086,484

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $17,421,782)					17,441,901

U.S. TREASURY OBLIGATIONS — 12.2%
U.S. Treasury Bonds	2.750%		08/15/42	300	289,688
U.S. Treasury Bonds	2.750%		11/15/42	1,775	1,710,102
U.S. Treasury Bonds	3.000%		05/15/42	540	550,125
U.S. Treasury Bonds	6.125%		11/15/27	485	720,528
U.S. Treasury Bonds(h)	7.250%		05/15/16	1,300	1,595,953
U.S. Treasury Notes	0.625%		11/30/17	245	244,177
U.S. Treasury Notes(h)	0.750%		08/15/13	10,460	10,499,225
U.S. Treasury Notes	0.750%		12/31/17	1,150	1,151,887
U.S. Treasury Notes	1.625%		11/15/22	2,528	2,500,349
U.S. Treasury Notes	1.750%		03/31/14	3,260	3,322,015
U.S. Treasury Notes(h)	3.125%		01/31/17	1,520	1,678,056
U.S. Treasury Strips Coupon	2.260	%(n)	02/15/25	150	114,119

TOTAL U.S. TREASURY OBLIGATIONS (cost $24,528,052)					24,376,224

TOTAL LONG-TERM INVESTMENTS (cost $110,462,072)					112,571,681

				Shares
SHORT-TERM INVESTMENT — 44.0%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $87,517,240)(Note 4)(w)				87,517,240	87,517,240

TOTAL INVESTMENTS — 100.6% (cost $197,979,312)					200,088,921
LIABILITIES IN EXCESS OF OTHER ASSETS(X) — (0.6)%					(1,120,728)

NET ASSETS — 100.0%					$198,968,193

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
FHLMC	Federal Home Loan Mortgage Corp.
FICO	Financing Corp.
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s Rating.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
13	90 Day Euro Dollar	Mar. 2013	$3,239,638	$3,240,250	$612
60	10 Year U.S. Treasury Notes	Mar. 2013	7,977,276	7,966,875	(10,401)
2	U.S. Ultra Bond	Mar. 2013	328,192	325,187	(3,005)

					(12,794)

Short Positions:
14	2 Year U.S. Treasury Notes	Mar. 2013	3,085,734	3,086,563	(829)
52	5 Year U.S. Treasury Notes	Mar. 2013	6,473,555	6,469,531	4,024
9	U.S. Long Bond	Mar. 2013	1,350,074	1,327,500	22,574

					25,769

					$12,975

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$400	09/12/14	0.656%	3 month LIBOR(2)	$(2,748)	$—	$(2,748)	Barclays Bank PLC
600	09/19/14	0.669%	3 month LIBOR(2)	(4,274)	—	(4,274)	JPMorgan Chase Bank
500	10/28/14	0.816%	3 month LIBOR(2)	(4,534)	—	(4,534)	Barclays Bank PLC
405	10/28/14	0.809%	3 month LIBOR(2)	(3,617)	—	(3,617)	Barclays Bank PLC
390	12/04/14	0.371%	3 month LIBOR(2)	7	—	7	Morgan Stanley Capital Services
2,000	08/08/15	0.528%	3 month LIBOR(2)	(8,122)	—	(8,122)	Credit Suisse International
1,550	08/20/15	0.615%	3 month LIBOR(2)	(10,158)	—	(10,158)	Bank of Nova Scotia
3,955	12/04/15	0.444%	3 month LIBOR(2)	2,700	—	2,700	Morgan Stanley Capital Services
460	08/04/16	1.528%	3 month LIBOR(2)	(18,338)	—	(18,338)	Citibank N.A.
400	08/22/16	1.168%	3 month LIBOR(2)	(10,056)	—	(10,056)	Morgan Stanley Capital Services
3,765	08/31/16	0.934%	3 month LIBOR(1)	59,342	—	59,342	Credit Suisse International
1,170	08/31/16	0.975%	3 month LIBOR(2)	(20,341)	—	(20,341)	JPMorgan Chase Bank
1,170	08/31/16	0.978%	3 month LIBOR(2)	(20,504)	—	(20,504)	JPMorgan Chase Bank
2,500	09/12/16	1.168%	3 month LIBOR(2)	(61,764)	—	(61,764)	Morgan Stanley Capital Services
805	09/28/16	1.238%	3 month LIBOR(2)	(21,870)	—	(21,870)	Barclays Bank PLC
555	09/28/16	1.183%	3 month LIBOR(2)	(13,849)	—	(13,849)	Barclays Bank PLC
4,960	11/30/16	0.913%	3 month LIBOR(2)	(58,293)	—	(58,293)	JPMorgan Chase Bank
4,080	11/30/16	0.945%	3 month LIBOR(2)	(53,203)	—	(53,203)	Citibank N.A.
370	12/29/16	1.351%	3 month LIBOR(1)	10,507	—	10,507	Barclays Bank PLC
250	12/30/16	1.328%	3 month LIBOR(1)	6,855	—	6,855	Citibank N.A.
2,750	01/03/17	1.273%	3 month LIBOR(1)	83,941	—	83,941	Citibank N.A.
390	01/03/17	1.311%	3 month LIBOR(2)	(12,578)	—	(12,578)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,300	01/27/17	1.138%	3 month LIBOR(2)	$(31,038)	$—	$(31,038)	Bank of Nova Scotia
560	02/07/17	0.965%	3 month LIBOR(1)	8,844	—	8,844	Barclays Bank PLC
625	02/13/17	1.128%	3 month LIBOR(2)	(14,294)	—	(14,294)	Bank of Nova Scotia
3,375	02/28/17	0.680%	3 month LIBOR(1)	1,651	—	1,651	Citibank N.A.
850	03/30/17	1.233%	3 month LIBOR(2)	(22,298)	—	(22,298)	Bank of Nova Scotia
2,500	06/29/17	0.980%	3 month LIBOR(2)	(27,761)	—	(27,761)	Bank of Nova Scotia
1,195	07/16/17	0.847%	3 month LIBOR(2)	(9,422)	—	(9,422)	Bank of Nova Scotia
1,300	08/01/17	0.844%	3 month LIBOR(2)	(9,283)	—	(9,283)	Bank of Nova Scotia
3,200	09/10/17	0.845%	3 month LIBOR(2)	(18,256)	—	(18,256)	Morgan Stanley Capital Services
3,000	09/18/17	0.840%	3 month LIBOR(2)	(15,647)	—	(15,647)	Barclays Bank PLC
4,675	09/25/17	0.820%	3 month LIBOR(2)	(18,349)	—	(18,349)	Bank of Nova Scotia
1,980	09/28/17	0.795%	3 month LIBOR(1)	5,195	—	5,195	Credit Suisse International
1,900	10/09/17	0.765%	3 month LIBOR(2)	351	—	351	Bank of Nova Scotia
1,900	10/09/17	0.784%	3 month LIBOR(2)	(1,411)	—	(1,411)	Morgan Stanley Capital Services
1,950	10/15/17	0.790%	3 month LIBOR(1)	1,570	—	1,570	Morgan Stanley Capital Services
3,800	10/22/17	0.883%	3 month LIBOR(2)	(19,450)	—	(19,450)	Bank of Nova Scotia
4,400	10/26/17	0.861%	3 month LIBOR(1)	17,313	—	17,313	Credit Suisse International
1,700	11/09/17	0.774%	3 month LIBOR(2)	1,642	—	1,642	Bank of Nova Scotia
5,600	11/13/17	0.778%	3 month LIBOR(1)	(5,445)	—	(5,445)	Morgan Stanley Capital Services
5,400	11/15/17	0.762%	3 month LIBOR(2)	9,850	—	9,850	Morgan Stanley Capital Services
2,100	12/11/17	0.734%	3 month LIBOR(2)	8,576	—	8,576	Barclays Bank PLC
1,500	12/12/17	0.736%	3 month LIBOR(2)	6,298	—	6,298	Bank of Nova Scotia
1,120	05/15/18	2.318%	3 month LIBOR(1)	85,508	—	85,508	JPMorgan Chase Bank
580	07/27/18	2.473%	3 month LIBOR(2)	(53,592)	—	(53,592)	Bank of America N.A.
430	08/02/18	2.400%	3 month LIBOR(2)	(37,717)	—	(37,717)	Barclays Bank PLC
70	08/09/18	2.136%	3 month LIBOR(1)	5,027	—	5,027	Bank of America N.A.
1,500	08/22/18	1.665%	3 month LIBOR(2)	(65,063)	—	(65,063)	JPMorgan Chase Bank
500	08/30/18	1.850%	3 month LIBOR(1)	27,009	—	27,009	Morgan Stanley Capital Services
500	08/31/18	1.893%	3 month LIBOR(2)	(28,311)	—	(28,311)	Barclays Bank PLC
600	09/01/18	1.820%	3 month LIBOR(2)	(31,206)	—	(31,206)	Citibank N.A.
590	09/06/18	1.820%	3 month LIBOR(2)	(30,533)	—	(30,533)	Barclays Bank PLC
490	09/08/18	1.688%	3 month LIBOR(2)	(21,478)	—	(21,478)	Barclays Bank PLC
190	09/27/18	1.525%	3 month LIBOR(1)	6,326	—	6,326	Morgan Stanley Capital Services
2,935	09/29/18	1.735%	3 month LIBOR(2)	(133,742)	—	(133,742)	Barclays Bank PLC
845	10/03/18	1.745%	3 month LIBOR(1)	38,037	—	38,037	UBS AG
490	10/11/18	1.770%	3 month LIBOR(1)	22,566	—	22,566	JPMorgan Chase Bank
655	10/21/18	1.908%	3 month LIBOR(2)	(35,121)	—	(35,121)	Barclays Bank PLC
740	10/27/18	1.960%	3 month LIBOR(2)	(41,714)	—	(41,714)	Barclays Bank PLC
605	11/01/18	1.984%	3 month LIBOR(2)	(34,747)	—	(34,747)	Barclays Bank PLC
320	11/02/18	1.880%	3 month LIBOR(2)	(16,413)	—	(16,413)	Barclays Bank PLC
350	11/04/18	1.766%	3 month LIBOR(2)	(15,564)	—	(15,564)	Barclays Bank PLC
460	11/08/18	1.738%	3 month LIBOR(2)	(19,584)	—	(19,584)	Citibank N.A.
190	11/22/18	1.766%	3 month LIBOR(1)	8,261	—	8,261	Morgan Stanley Capital Services
735	11/25/18	1.746%	3 month LIBOR(1)	30,947	—	30,947	Morgan Stanley Capital Services
295	11/30/18	1.830%	3 month LIBOR(1)	13,808	—	13,808	Barclays Bank PLC
560	12/05/18	1.813%	3 month LIBOR(2)	(25,457)	—	(25,457)	Barclays Bank PLC
570	12/12/18	1.750%	3 month LIBOR(2)	(23,605)	—	(23,605)	Barclays Bank PLC
600	12/14/18	1.709%	3 month LIBOR(2)	(23,333)	—	(23,333)	Barclays Bank PLC
1,070	01/12/19	1.699%	3 month LIBOR(2)	(47,320)	—	(47,320)	Citibank N.A.
530	01/17/19	1.603%	3 month LIBOR(2)	(20,071)	—	(20,071)	Barclays Bank PLC
355	01/31/19	1.555%	3 month LIBOR(2)	(12,102)	—	(12,102)	Morgan Stanley Capital Services
1,545	02/16/19	1.580%	3 month LIBOR(1)	53,492	—	53,492	Citibank N.A.
820	02/23/19	1.631%	3 month LIBOR(1)	30,721	—	30,721	Citibank N.A.
400	03/05/19	1.643%	3 month LIBOR(2)	(15,082)	—	(15,082)	Bank of Nova Scotia
2,700	03/19/19	1.880%	3 month LIBOR(1)	140,393	—	140,393	Bank of Nova Scotia
2,250	03/22/19	1.980%	3 month LIBOR(1)	130,924	—	130,924	Bank of Nova Scotia
2,250	04/11/19	1.790%	3 month LIBOR(1)	98,991	—	98,991	Barclays Bank PLC
450	04/13/19	1.638%	3 month LIBOR(1)	15,376	—	15,376	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,300	04/19/19	1.610%	3 month LIBOR(1)	$73,882	$—	$73,882	Barclays Bank PLC
2,310	05/14/19	1.538%	3 month LIBOR(1)	59,940	—	59,940	Bank of Nova Scotia
12,000	05/17/19	1.505%	3 month LIBOR(1)	284,564	—	284,564	Bank of Nova Scotia
3,100	05/18/19	1.523%	3 month LIBOR(1)	76,533	—	76,533	Morgan Stanley Capital Services
1,900	05/21/19	1.475%	3 month LIBOR(1)	40,942	—	40,942	Bank of Nova Scotia
2,300	05/22/19	1.455%	3 month LIBOR(1)	46,528	—	46,528	Morgan Stanley Capital Services
2,450	05/23/19	1.450%	3 month LIBOR(1)	48,609	—	48,609	Bank of Nova Scotia
9,400	06/07/19	1.330%	3 month LIBOR(1)	106,416	—	106,416	Barclays Bank PLC
1,500	06/07/19	1.393%	3 month LIBOR(1)	22,919	—	22,919	Bank of Nova Scotia
3,075	07/23/19	1.220%	3 month LIBOR(2)	(20,905)	—	(20,905)	Bank of Nova Scotia
600	07/31/19	1.176%	3 month LIBOR(2)	(1,992)	—	(1,992)	Bank of Nova Scotia
850	09/04/19	1.263%	3 month LIBOR(1)	5,931	—	5,931	Barclays Bank PLC
2,200	09/07/19	1.203%	3 month LIBOR(1)	5,631	—	5,631	Bank of Nova Scotia
2,720	09/24/19	1.238%	3 month LIBOR(1)	10,988	—	10,988	Barclays Bank PLC
5,120	09/27/19	1.220%	3 month LIBOR(1)	13,704	—	13,704	Bank of Nova Scotia
755	10/02/19	1.189%	3 month LIBOR(2)	507	—	507	Bank of Nova Scotia
590	10/02/19	1.188%	3 month LIBOR(2)	447	—	447	Bank of Nova Scotia
2,250	10/03/19	1.199%	3 month LIBOR(1)	(96)	—	(96)	Citibank N.A.
1,700	10/04/19	1.200%	3 month LIBOR(1)	(23)	—	(23)	Bank of Nova Scotia
2,700	10/16/19	1.210%	3 month LIBOR(1)	(231)	—	(231)	Barclays Bank PLC
3,400	10/25/19	1.299%	3 month LIBOR(1)	20,415	—	20,415	Credit Suisse International
3,000	10/30/19	1.308%	3 month LIBOR(1)	17,227	—	17,227	Barclays Bank PLC
3,600	11/02/19	1.253%	3 month LIBOR(1)	5,853	—	5,853	Citibank N.A.
957	11/15/19	4.546%	3 month LIBOR(2)	(459,247)	—	(459,247)	Deutsche Bank AG
2,400	11/16/19	1.167%	3 month LIBOR(1)	(12,205)	—	(12,205)	Barclays Bank PLC
10,900	11/19/19	1.158%	3 month LIBOR(1)	(63,817)	—	(63,817)	Morgan Stanley Capital Services
4,100	11/20/19	1.149%	3 month LIBOR(1)	(26,628)	—	(26,628)	Barclays Bank PLC
3,710	11/29/19	1.200%	3 month LIBOR(1)	(13,396)	—	(13,396)	Morgan Stanley Capital Services
1,300	12/06/19	1.160%	3 month LIBOR(1)	(8,781)	—	(8,781)	Morgan Stanley Capital Services
79,000	12/31/19	1.891%	3 month LIBOR(1)	4,801,004	—	4,801,004	Bank of America N.A.
13,905	12/31/19	3.018%	3 month LIBOR(2)	(2,425,392)	—	(2,425,392)	UBS AG
10,965	12/31/19	3.538%	3 month LIBOR(1)	2,694,558	—	2,694,558	JPMorgan Chase Bank
10,600	12/31/19	4.137%	3 month LIBOR(1)	4,405,532	—	4,405,532	JPMorgan Chase Bank
5,220	12/31/19	4.256%	3 month LIBOR(1)	2,285,050	—	2,285,050	JPMorgan Chase Bank
3,700	12/31/19	4.886%	3 month LIBOR(1)	2,033,552	—	2,033,552	JPMorgan Chase Bank
3,200	12/31/19	3.193%	3 month LIBOR(2)	(851,558)	—	(851,558)	Morgan Stanley Capital Services
1,500	12/31/19	3.102%	3 month LIBOR(2)	(380,911)	—	(380,911)	Morgan Stanley Capital Services
1,500	12/31/19	3.110%	3 month LIBOR(2)	(382,149)	—	(382,149)	Morgan Stanley Capital Services
1,000	12/31/19	3.496%	3 month LIBOR(2)	(306,343)	—	(306,343)	Morgan Stanley Capital Services
1,000	12/31/19	3.555%	3 month LIBOR(2)	(314,561)	—	(314,561)	Morgan Stanley Capital Services
1,000	12/31/19	3.892%	3 month LIBOR(2)	(348,929)	—	(348,929)	Morgan Stanley Capital Services
1,000	12/31/19	4.005%	3 month LIBOR(2)	(364,463)	—	(364,463)	Morgan Stanley Capital Services
1,000	12/31/19	4.191%	3 month LIBOR(2)	(401,337)	—	(401,337)	Morgan Stanley Capital Services
934	12/31/19	4.690%	3 month LIBOR(1)	479,960	—	479,960	JPMorgan Chase Bank
670	12/31/19	2.005%	3 month LIBOR(2)	(46,217)	—	(46,217)	Bank of America N.A.
535	12/31/19	3.836%	3 month LIBOR(2)	(180,688)	—	(180,688)	Morgan Stanley Capital Services
400	12/31/19	3.780%	3 month LIBOR(2)	(131,990)	—	(131,990)	Morgan Stanley Capital Services
300	12/31/19	3.585%	3 month LIBOR(2)	(90,792)	—	(90,792)	Morgan Stanley Capital Services
957	05/15/20	4.246%	3 month LIBOR(2)	(423,394)	—	(423,394)	Deutsche Bank AG
3,685	09/10/20	2.620%	3 month LIBOR(2)	(356,802)	—	(356,802)	Barclays Bank PLC
1,145	09/17/20	2.708%	3 month LIBOR(2)	(118,130)	—	(118,130)	Morgan Stanley Capital Services
460	10/01/20	2.523%	3 month LIBOR(2)	(40,386)	—	(40,386)	UBS AG
892	05/15/21	4.419%	3 month LIBOR(2)	(438,661)	—	(438,661)	Deutsche Bank AG
889	05/15/21	4.446%	3 month LIBOR(2)	(441,658)	—	(441,658)	Deutsche Bank AG
540	06/08/21	4.640%	3 month LIBOR(1)	58,901	—	58,901	Morgan Stanley Capital Services
890	08/03/21	2.925%	3 month LIBOR(2)	(108,158)	—	(108,158)	Barclays Bank PLC
1,860	08/04/21	2.803%	3 month LIBOR(2)	(206,270)	—	(206,270)	Barclays Bank PLC
450	08/11/21	2.570%	3 month LIBOR(1)	40,674	—	40,674	HSBC Bank USA N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,800	08/12/21	2.378%	3 month LIBOR(2)	$(206,522)	$—	$(206,522)	Morgan Stanley Capital Services
7,375	08/15/21	2.395%	3 month LIBOR(1)	553,248	—	553,248	JPMorgan Chase Bank
370	08/15/21	2.380%	3 month LIBOR(2)	(27,279)	—	(27,279)	Barclays Bank PLC
220	08/19/21	2.350%	3 month LIBOR(2)	(15,590)	—	(15,590)	Barclays Bank PLC
850	08/24/21	2.253%	3 month LIBOR(1)	52,777	—	52,777	Bank of America N.A.
360	08/24/21	2.255%	3 month LIBOR(1)	22,432	—	22,432	Citibank N.A.
805	08/25/21	2.222%	3 month LIBOR(2)	(47,802)	—	(47,802)	Bank of America N.A.
710	09/02/21	2.378%	3 month LIBOR(2)	(51,307)	—	(51,307)	Barclays Bank PLC
310	09/06/21	2.223%	3 month LIBOR(1)	18,178	—	18,178	UBS AG
215	09/06/21	2.248%	3 month LIBOR(1)	13,069	—	13,069	Barclays Bank PLC
310	09/09/21	2.205%	3 month LIBOR(2)	(17,647)	—	(17,647)	Barclays Bank PLC
4,600	09/12/21	2.188%	3 month LIBOR(1)	253,764	—	253,764	Barclays Bank PLC
210	09/13/21	2.171%	3 month LIBOR(2)	(11,282)	—	(11,282)	Bank of America N.A.
280	09/21/21	2.170%	3 month LIBOR(2)	(14,851)	—	(14,851)	Barclays Bank PLC
70	09/22/21	2.158%	3 month LIBOR(1)	3,633	—	3,633	Barclays Bank PLC
105	09/27/21	1.933%	3 month LIBOR(1)	3,381	—	3,381	Citibank N.A.
785	10/03/21	2.188%	3 month LIBOR(1)	41,371	—	41,371	Barclays Bank PLC
215	10/03/21	2.160%	3 month LIBOR(1)	10,823	—	10,823	Morgan Stanley Capital Services
140	10/04/21	2.108%	3 month LIBOR(1)	6,411	—	6,411	Citibank N.A.
360	10/06/21	2.038%	3 month LIBOR(2)	(14,274)	—	(14,274)	Citibank N.A.
215	10/07/21	2.135%	3 month LIBOR(1)	10,306	—	10,306	Citibank N.A.
370	10/11/21	2.285%	3 month LIBOR(2)	(22,381)	—	(22,381)	Barclays Bank PLC
360	10/11/21	2.118%	3 month LIBOR(1)	16,604	—	16,604	Citibank N.A.
360	10/11/21	2.265%	3 month LIBOR(2)	(21,159)	—	(21,159)	Citibank N.A.
830	10/19/21	2.358%	3 month LIBOR(2)	(54,886)	—	(54,886)	Barclays Bank PLC
290	11/01/21	2.483%	3 month LIBOR(2)	(21,977)	—	(21,977)	Barclays Bank PLC
205	11/03/21	2.190%	3 month LIBOR(2)	(10,370)	—	(10,370)	Barclays Bank PLC
150	11/30/21	2.229%	3 month LIBOR(1)	7,785	—	7,785	JPMorgan Chase Bank
915	12/05/21	2.271%	3 month LIBOR(2)	(50,356)	—	(50,356)	Barclays Bank PLC
245	12/05/21	2.251%	3 month LIBOR(2)	(13,069)	—	(13,069)	Barclays Bank PLC
330	12/06/21	2.238%	3 month LIBOR(2)	(17,199)	—	(17,199)	Barclays Bank PLC
130	12/19/21	2.053%	3 month LIBOR(1)	4,592	—	4,592	Barclays Bank PLC
380	12/22/21	2.085%	3 month LIBOR(1)	14,411	—	14,411	Barclays Bank PLC
270	12/23/21	2.090%	3 month LIBOR(2)	(10,331)	—	(10,331)	Barclays Bank PLC
470	12/28/21	2.118%	3 month LIBOR(2)	(18,913)	—	(18,913)	Barclays Bank PLC
13,500	01/13/22	1.690%	3 month LIBOR(2)	(89,939)	—	(89,939)	Bank of Nova Scotia
7,800	01/13/22	1.605%	3 month LIBOR(1)	(7,210)	—	(7,210)	Bank of Nova Scotia
690	01/13/22	1.660%	3 month LIBOR(2)	(3,581)	—	(3,581)	Citibank N.A.
690	01/13/22	1.676%	3 month LIBOR(1)	3,285	—	3,285	Citibank N.A.
325	01/13/22	2.050%	3 month LIBOR(2)	(13,845)	—	(13,845)	Bank of Nova Scotia
330	01/20/22	1.999%	3 month LIBOR(2)	(12,358)	—	(12,358)	Bank of Nova Scotia
320	01/24/22	2.148%	3 month LIBOR(1)	16,191	—	16,191	Bank of Nova Scotia
250	01/24/22	2.113%	3 month LIBOR(2)	(11,859)	—	(11,859)	Bank of Nova Scotia
190	01/24/22	2.118%	3 month LIBOR(2)	(9,099)	—	(9,099)	Bank of Nova Scotia
330	01/25/22	2.171%	3 month LIBOR(1)	17,373	—	17,373	Bank of Nova Scotia
325	02/02/22	1.914%	3 month LIBOR(2)	(9,333)	—	(9,333)	Citibank N.A.
335	02/13/22	2.120%	3 month LIBOR(1)	15,569	—	15,569	Bank of Nova Scotia
270	02/17/22	2.018%	3 month LIBOR(2)	(9,980)	—	(9,980)	Bank of Nova Scotia
200	02/21/22	2.105%	3 month LIBOR(2)	(8,907)	—	(8,907)	JPMorgan Chase Bank
135	02/21/22	2.100%	3 month LIBOR(2)	(5,951)	—	(5,951)	JPMorgan Chase Bank
205	02/23/22	2.117%	3 month LIBOR(2)	(9,320)	—	(9,320)	JPMorgan Chase Bank
1,365	03/02/22	2.010%	3 month LIBOR(1)	48,277	—	48,277	Barclays Bank PLC
1,050	03/09/22	2.045%	3 month LIBOR(1)	39,901	—	39,901	Bank of Nova Scotia
950	03/21/22	2.325%	3 month LIBOR(1)	59,224	—	59,224	Barclays Bank PLC
800	03/28/22	2.350%	3 month LIBOR(1)	51,244	—	51,244	Barclays Bank PLC
995	04/12/22	2.093%	3 month LIBOR(1)	38,594	—	38,594	Barclays Bank PLC
300	06/11/22	1.843%	3 month LIBOR(2)	(3,482)	—	(3,482)	Bank of Nova Scotia
1,100	06/20/22	1.716%	3 month LIBOR(2)	342	—	342	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$750	08/29/22	1.777%	3 month LIBOR(2)	$(5,845)	$—	$(5,845)	Citibank N.A.
1,850	09/11/22	1.833%	3 month LIBOR(2)	(22,274)	—	(22,274)	Bank of Nova Scotia
2,600	09/12/22	1.790%	3 month LIBOR(1)	20,649	—	20,649	Bank of Nova Scotia
750	09/25/22	1.785%	3 month LIBOR(1)	4,785	—	4,785	Barclays Bank PLC
1,000	10/05/22	1.696%	3 month LIBOR(1)	(3,572)	—	(3,572)	Barclays Bank PLC
700	10/12/22	1.741%	3 month LIBOR(1)	99	—	99	Barclays Bank PLC
776	12/04/22	1.664%	3 month LIBOR(2)	8,754	—	8,754	Morgan Stanley Capital Services
1,500	09/12/26	2.663%	3 month LIBOR(2)	(88,938)	—	(88,938)	Morgan Stanley Capital Services
1,135	09/30/26	2.628%	3 month LIBOR(1)	60,600	—	60,600	Citibank N.A.
455	02/14/27	2.503%	3 month LIBOR(1)	16,823	—	16,823	Barclays Bank PLC
700	12/28/27	2.350%	3 month LIBOR(1)	880	—	880	Barclays Bank PLC
1,935	08/15/28	2.370%	3 month LIBOR(2)	3,848	—	3,848	Citibank N.A.
210	09/13/31	2.890%	3 month LIBOR(2)	(13,505)	—	(13,505)	Barclays Bank PLC
160	08/24/41	3.065%	3 month LIBOR(2)	(11,907)	—	(11,907)	Citibank N.A.
160	08/24/41	3.074%	3 month LIBOR(2)	(12,200)	—	(12,200)	Citibank N.A.
160	09/06/41	3.028%	3 month LIBOR(2)	(10,519)	—	(10,519)	UBS AG
160	09/06/41	3.110%	3 month LIBOR(2)	(13,282)	—	(13,282)	UBS AG
160	09/08/41	2.954%	3 month LIBOR(1)	8,028	—	8,028	Barclays Bank PLC
130	09/09/41	3.019%	3 month LIBOR(1)	8,298	—	8,298	Barclays Bank PLC
150	10/11/41	2.719%	3 month LIBOR(2)	333	—	333	JPMorgan Chase Bank
160	10/17/41	2.905%	3 month LIBOR(1)	5,789	—	5,789	Barclays Bank PLC
140	12/12/41	2.685%	3 month LIBOR(1)	(1,923)	—	(1,923)	Citibank N.A.
140	12/20/41	2.614%	3 month LIBOR(2)	4,069	—	4,069	Citibank N.A.
85	12/20/41	2.615%	3 month LIBOR(1)	(2,448)	—	(2,448)	Barclays Bank PLC
85	01/10/42	2.718%	3 month LIBOR(1)	309	—	309	Barclays Bank PLC
95	01/11/42	2.710%	3 month LIBOR(1)	188	—	188	Citibank N.A.
180	01/12/42	2.773%	3 month LIBOR(2)	(2,733)	—	(2,733)	Citibank N.A.
145	02/09/42	2.840%	3 month LIBOR(1)	3,977	—	3,977	Barclays Bank PLC

				$8,796,536	$—	$8,796,536

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$12,588,615	$—
Commercial Mortgage-Backed Securities	—	11,879,183	—
Corporate Bonds	—	12,644,319	—
Municipal Bond	—	137,166	—
Non-Corporate Foreign Agencies	—	2,741,058	—
Sovereigns	—	3,951,365	—
U.S. Government Agency Obligations	—	26,811,850	—
U.S. Government Mortgage-Backed Securities	—	17,441,901	—
U.S. Treasury Obligations	—	24,376,224	—
Affiliated Money Market Mutual Fund	87,517,240	—	—
Other Financial Instruments*
Futures Contracts	12,975	—	—
Interest Rate Swaps	—	8,796,536	—

Total	$87,530,215	$121,368,217	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund	44.0%
U.S. Government Agency Obligations	13.5
U.S. Treasury Obligations	12.2
U.S. Government Mortgage-Backed Securities	8.8
Asset-Backed Securities	6.3
Commercial Mortgage-Backed Securities	6.0
Banking	2.9
Sovereigns	2.0
Non-Corporate Foreign Agencies	1.4
Healthcare & Pharmaceutical	0.6
Foods	0.4
Chemicals	0.3
Energy – Integrated	0.3
Energy – Other	0.3
Insurance	0.3
Media & Entertainment	0.2
Non-Captive Finance	0.2
Retailers	0.2
Capital Goods	0.1
Healthcare Insurance	0.1
Municipal Bonds	0.1
Pipelines & Other	0.1
Technology	0.1
Telecommunications	0.1
Tobacco	0.1

100.6
Liabilities in excess of other assets	(0.6)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due to broker — variation margin	$27,210	*	Due to broker — variation margin	$14,235	*
Interest rate contracts	Unrealized appreciation on swap agreements	20,042,509		Unrealized depreciation on swap agreements	11,245,973

Total		$20,069,719			$11,260,208

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BOND PORTFOLIO 2019 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$16,588	$(16,382)	$(158,490)	$(4,156,333)	$(4,314,617)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$42,692	$8,274,877	$8,317,569

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$10,079,367	$11,623,490	$330,535,200

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BOND PORTFOLIO 2019 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $110,462,072)	$112,571,681
Affiliated investments (cost $87,517,240)	87,517,240
Unrealized appreciation on swap agreements	20,042,509
Receivable for investments sold	7,116,767
Receivable for fund share sold	560,014
Dividends and interest receivable	394,329
Tax reclaim receivable	1,097
Prepaid expenses	946

Total Assets	228,204,583

LIABILITIES:
Payable for investments purchased	17,803,383
Unrealized depreciation on swap agreements	11,245,973
Advisory fees payable	105,735
Accrued expenses and other liabilities	53,862
Shareholder servicing fees payable	16,504
Due to broker-variation margin	6,405
Payable to custodian	3,586
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	464

Total Liabilities	29,236,390

NET ASSETS	$198,968,193

Net assets were comprised of:
Paid-in capital	$190,165,635
Retained earnings	8,802,558

Net assets, December 31, 2012	$198,968,193

Net asset value and redemption price per share, $198,968,193 / 19,224,519 outstanding shares of beneficial interest	$10.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$1,638,215
Affiliated dividend income	104,481

1,742,696

EXPENSES
Advisory fees	726,144
Shareholder servicing fees and expenses	113,351
Custodian and accounting fees	73,000
Audit fee	45,000
Trustees’ fees	11,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	1,000
Miscellaneous	7,788

Total expenses	1,003,283

NET INVESTMENT INCOME	739,413

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	1,588,068
Futures transactions	(158,490)
Swap agreement transactions	(4,156,333)
Options written transactions	(16,382)

(2,743,137)

Net change in unrealized appreciation (depreciation) on:
Investments	(427,641)
Futures	42,692
Swap agreements	8,274,877

7,889,928

NET GAIN ON INVESTMENTS	5,146,791

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,886,204

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$739,413	$1,023,607
Net realized gain (loss) on investment transactions	(2,743,137)	12,883,298
Net change in unrealized appreciation (depreciation) on investments	7,889,928	(3,915,103)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,886,204	9,991,802

DISTRIBUTIONS	(13,918,101)	(14,307,024)

FUND SHARE TRANSACTIONS:
Fund share sold [15,163,813 and 2,135,353 shares, respectively]	161,724,621	24,300,616
Fund share issued in reinvestment of distributions [1,378,030 and 1,432,135 shares, respectively]	13,918,101	14,307,024
Fund share repurchased [2,429,714 and 5,891,390 shares, respectively]	(25,274,231)	(65,832,382)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	150,368,491	(27,224,742)

TOTAL INCREASE (DECREASE) IN NET ASSETS	142,336,594	(31,539,964)
NET ASSETS:
Beginning of year	56,631,599	88,171,563

End of year	$198,968,193	$56,631,599

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BOND PORTFOLIO 2020

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 67.4% ASSET-BACKED SECURITY — 1.1%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Chase Issuance Trust, Series 2008-A6, Class A6 (cost $40,777)	Aaa	1.409%	(c)	05/15/15	$40	$40,175

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.9%
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	204	203,474
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.797%	(c)	06/15/49	224	230,623
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6	Aaa	5.263%	(c)	11/12/37	100	111,148

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $548,297)						545,245

CORPORATE BONDS — 11.4%
Banking — 4.2%
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.000%		09/01/17	25	29,275
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%		05/22/19	25	33,616
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%		03/15/20	25	28,651
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%		04/23/19	25	30,844
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	5.625%		12/11/17	25	29,818

						152,204

Capital Goods — 0.8%
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875%		10/01/21	25	28,383

Energy - Integrated — 0.3%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%		10/01/20	10	11,525

Energy - Other — 0.8%
Weatherford International, Inc., Gtd. Notes	Baa2	6.350%		06/15/17	25	28,614

Foods — 0.3%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	5.000%		04/15/20	10	11,967

Healthcare & Pharmaceutical — 0.8%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%		06/15/21	25	27,696

Insurance — 1.5%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%		01/16/18	25	29,555
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%		06/15/15	25	26,893

						56,448

Non-Captive Finance — 0.8%
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	A1	6.000%		08/07/19	25	30,414

Pipelines & Other — 0.7%
DCP Midstream LLC, Sr. Unsec’d. Notes, 144A	Baa2	5.350%		03/15/20	25	27,592

Telecommunications — 0.8%
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%		08/15/21	25	27,863

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Tobacco — 0.4%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%		11/10/18	$10	$13,999

TOTAL CORPORATE BONDS (cost $370,328)						416,705

SOVEREIGN — 1.1%
Canada Government International Bond (Canada), Sr. Unsec’d. Notes (cost $39,975)	Aaa	0.875%		02/14/17	40	40,323

U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.3%
Federal Home Loan Mortgage Corp.		0.750%		01/12/18	20	19,865
Federal Home Loan Mortgage Corp.		1.000%		09/29/17	65	65,683
Federal Home Loan Mortgage Corp.		1.250%		10/02/19	25	24,927
Israel Government AID Bond (Israel), Series 11-Z, Gov’t. Gtd. Notes		1.430%	(s)	05/15/19	90	82,221

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $168,906)						192,696

U.S. TREASURY OBLIGATIONS — 33.6%
U.S. Treasury Bonds		3.000%		05/15/42	20	20,374
U.S. Treasury Bonds		6.125%		11/15/27	95	141,134
U.S. Treasury Notes		0.250%		12/15/15	35	34,896
U.S. Treasury Notes(k)		0.375%		06/15/15	85	85,133
U.S. Treasury Notes(h)		0.375%		11/15/15	620	620,582
U.S. Treasury Notes		0.750%		12/31/17	40	40,066
U.S. Treasury Notes(h)		7.250%		05/15/16	210	257,808
U.S. Treasury Strips Coupon		2.260%	(n)	02/15/25	35	26,627

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,234,829)						1,226,620

TOTAL LONG-TERM INVESTMENTS (cost $2,403,112)						2,461,764

					Shares
SHORT-TERM INVESTMENT — 8.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $299,860)(Note 4)(w)					299,860	299,860

TOTAL INVESTMENTS — 75.6% (cost $2,702,972)						2,761,624
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 24.4%						893,463

NET ASSETS — 100.0%						$3,655,087

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AID	Agency for International Development
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Position:
4	90 Day Euro Dollar	Mar. 2013	$997,112	$997,000	$(112)

Short Positions:
5	5 Year U.S. Treasury Notes	Mar. 2013	622,661	622,070	591
3	2 Year U.S. Treasury Notes	Mar. 2013	661,196	661,406	(210)

					381

					$269

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)	Counterparty
Over-the-counter swap agreements:
$400	09/12/14	0.656%	3 month LIBOR(2)	$(2,748)	$—	$(2,748)	Barclays Bank PLC
400	09/19/14	0.669%	3 month LIBOR(2)	(2,849)	—	(2,849)	JPMorgan Chase Bank
1,200	02/21/15	0.690%	3 month LIBOR(1)	10,195	—	10,195	Citibank N.A.
7,315	07/26/16	1.794%	3 month LIBOR(2)	(379,969)	—	(379,969)	Citibank N.A.
370	08/22/16	1.168%	3 month LIBOR(2)	(9,302)	—	(9,302)	Morgan Stanley Capital Services
530	08/26/16	1.299%	3 month LIBOR(1)	16,040	—	16,040	Morgan Stanley Capital Services
595	08/31/16	0.934%	3 month LIBOR(1)	9,378	—	9,378	Credit Suisse International
185	08/31/16	0.978%	3 month LIBOR(2)	(3,242)	—	(3,242)	JPMorgan Chase Bank
185	08/31/16	0.975%	3 month LIBOR(2)	(3,216)	—	(3,216)	JPMorgan Chase Bank
1,500	09/08/16	1.186%	3 month LIBOR(1)	38,308	—	38,308	Morgan Stanley Capital Services
6,500	09/12/16	1.161%	3 month LIBOR(1)	158,861	—	158,861	Barclays Bank PLC
215	11/30/16	0.913%	3 month LIBOR(2)	(2,527)	—	(2,527)	JPMorgan Chase Bank
180	11/30/16	0.945%	3 month LIBOR(2)	(2,347)	—	(2,347)	Citibank N.A.
980	12/08/16	1.315%	3 month LIBOR(1)	26,936	—	26,936	Barclays Bank PLC
200	01/03/17	1.311%	3 month LIBOR(2)	(6,450)	—	(6,450)	Citibank N.A.
300	01/24/17	1.176%	3 month LIBOR(2)	(7,699)	—	(7,699)	Bank of Nova Scotia
195	01/27/17	1.138%	3 month LIBOR(2)	(4,656)	—	(4,656)	Bank of Nova Scotia
180	02/13/17	1.128%	3 month LIBOR(2)	(4,117)	—	(4,117)	Bank of Nova Scotia
75	02/21/17	1.179%	3 month LIBOR(2)	(1,867)	—	(1,867)	JPMorgan Chase Bank
115	02/28/17	0.680%	3 month LIBOR(1)	56	—	56	Citibank N.A.
120	07/05/17	0.938%	3 month LIBOR(2)	(1,530)	—	(1,530)	Bank of Nova Scotia
1,000	09/10/17	0.845%	3 month LIBOR(2)	(5,705)	—	(5,705)	Morgan Stanley Capital Services
50	10/03/17	0.778%	3 month LIBOR(2)	(34)	—	(34)	Citibank N.A.
265	10/15/17	0.790%	3 month LIBOR(1)	212	—	212	Morgan Stanley Capital Services
300	11/20/17	0.770%	3 month LIBOR(2)	491	—	491	Bank of Nova Scotia
90	11/21/17	0.770%	3 month LIBOR(1)	(151)	—	(151)	Bank of Nova Scotia
300	09/15/18	1.671%	3 month LIBOR(1)	12,756	—	12,756	Barclays Bank PLC
1,150	10/13/18	1.938%	3 month LIBOR(2)	(64,163)	—	(64,163)	Morgan Stanley Capital Services
760	11/29/18	1.771%	3 month LIBOR(1)	32,953	—	32,953	Citibank N.A.
2,050	01/17/19	1.620%	3 month LIBOR(1)	79,914	—	79,914	Citibank N.A.
620	01/19/19	1.573%	3 month LIBOR(2)	(22,211)	—	(22,211)	Bank of Nova Scotia
160	02/16/19	1.580%	3 month LIBOR(1)	5,540	—	5,540	Citibank N.A.
60	05/14/19	1.538%	3 month LIBOR(1)	1,557	—	1,557	Bank of Nova Scotia
50	06/07/19	1.338%	3 month LIBOR(1)	590	—	590	Bank of Nova Scotia
50	08/01/19	1.229%	3 month LIBOR(2)	(340)	—	(340)	Bank of Nova Scotia
30	09/24/19	1.238%	3 month LIBOR(1)	121	—	121	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)	Counterparty
Over-the-counter swap agreements (continued)
$160	09/27/19	1.220%	3 month LIBOR(1)	$428	$—	$428	Bank of Nova Scotia
25	10/02/19	1.189%	3 month LIBOR(2)	17	—	17	Bank of Nova Scotia
100	10/30/19	1.311%	3 month LIBOR(2)	(600)	—	(600)	Barclays Bank PLC
90	11/29/19	1.200%	3 month LIBOR(1)	(325)	—	(325)	Morgan Stanley Capital Services
8,575	10/01/20	2.523%	3 month LIBOR(2)	(759,857)	—	(759,857)	UBS AG
5,900	12/31/20	2.744%	3 month LIBOR(1)	980,831	—	980,831	Bank of America N.A.
4,900	12/31/20	0.000%	3 month LIBOR(1)	259,222	—	259,222	Citibank N.A.
2,640	12/31/20	2.037%	3 month LIBOR(1)	161,126	—	161,126	Citibank N.A.
2,000	12/31/20	3.210%	3 month LIBOR(2)	(393,741)	—	(393,741)	UBS AG
1,350	12/31/20	3.705%	3 month LIBOR(2)	(366,979)	—	(366,979)	JPMorgan Chase Bank
800	12/31/20	2.150%	3 month LIBOR(2)	(58,506)	—	(58,506)	Morgan Stanley Capital Services
660	06/08/21	4.640%	3 month LIBOR(1)	71,990	—	71,990	Morgan Stanley Capital Services
700	07/26/21	3.068%	3 month LIBOR(1)	94,150	—	94,150	Morgan Stanley Capital Services
1,850	08/11/21	2.570%	3 month LIBOR(1)	167,215	—	167,215	HSBC Bank USA N.A.
3,050	08/12/21	2.323%	3 month LIBOR(1)	217,365	—	217,365	UBS AG
1,490	08/18/21	2.360%	3 month LIBOR(2)	(106,983)	—	(106,983)	Barclays Bank PLC
2,600	08/22/21	2.210%	3 month LIBOR(2)	(152,315)	—	(152,315)	JPMorgan Chase Bank
60	12/23/21	2.090%	3 month LIBOR(2)	(2,296)	—	(2,296)	Barclays Bank PLC
115	12/28/21	2.118%	3 month LIBOR(2)	(4,627)	—	(4,627)	Barclays Bank PLC
130	01/13/22	2.050%	3 month LIBOR(2)	(5,538)	—	(5,538)	Bank of Nova Scotia
110	01/20/22	1.999%	3 month LIBOR(2)	(4,119)	—	(4,119)	Bank of Nova Scotia
85	01/24/22	2.113%	3 month LIBOR(2)	(4,032)	—	(4,032)	Bank of Nova Scotia
65	01/24/22	2.118%	3 month LIBOR(2)	(3,113)	—	(3,113)	Bank of Nova Scotia
135	02/07/22	1.923%	3 month LIBOR(2)	(3,906)	—	(3,906)	Barclays Bank PLC
80	02/17/22	2.018%	3 month LIBOR(2)	(2,957)	—	(2,957)	Bank of Nova Scotia
55	02/21/22	2.105%	3 month LIBOR(2)	(2,449)	—	(2,449)	JPMorgan Chase Bank
40	02/21/22	2.100%	3 month LIBOR(2)	(1,763)	—	(1,763)	JPMorgan Chase Bank
55	02/23/22	2.117%	3 month LIBOR(2)	(2,500)	—	(2,500)	JPMorgan Chase Bank
160	05/15/22	1.988%	3 month LIBOR(2)	(4,278)	—	(4,278)	JPMorgan Chase Bank
40	06/11/22	1.843%	3 month LIBOR(2)	(464)	—	(464)	Bank of Nova Scotia
80	06/20/22	1.716%	3 month LIBOR(2)	25	—	25	Bank of Nova Scotia
100	09/11/22	1.833%	3 month LIBOR(2)	(1,204)	—	(1,204)	Bank of Nova Scotia
50	09/25/22	1.785%	3 month LIBOR(1)	319	—	319	Barclays Bank PLC
190	10/17/22	1.740%	3 month LIBOR(2)	61	—	61	Barclays Bank PLC
180	10/18/22	1.748%	3 month LIBOR(2)	(58)	—	(58)	Barclays Bank PLC
130	03/30/27	2.674%	3 month LIBOR(2)	(7,222)	—	(7,222)	Bank of Nova Scotia
140	08/24/41	3.074%	3 month LIBOR(2)	(10,675)	—	(10,675)	Citibank N.A.
140	09/06/41	3.110%	3 month LIBOR(2)	(11,622)	—	(11,622)	UBS AG
70	09/06/41	3.028%	3 month LIBOR(2)	(4,602)	—	(4,602)	UBS AG
140	09/08/41	2.954%	3 month LIBOR(1)	7,024	—	7,024	Barclays Bank PLC
140	09/09/41	3.019%	3 month LIBOR(1)	8,936	—	8,936	Barclays Bank PLC
130	10/11/41	2.719%	3 month LIBOR(2)	288	—	288	JPMorgan Chase Bank
110	10/17/41	2.905%	3 month LIBOR(1)	3,980	—	3,980	Barclays Bank PLC
60	12/12/41	2.685%	3 month LIBOR(1)	(824)	—	(824)	Citibank N.A.
60	12/20/41	2.614%	3 month LIBOR(2)	1,744	—	1,744	Citibank N.A.
35	12/20/41	2.615%	3 month LIBOR(1)	(1,008)	—	(1,008)	Barclays Bank PLC
35	01/10/42	2.718%	3 month LIBOR(1)	127	—	127	Barclays Bank PLC
40	01/11/42	2.710%	3 month LIBOR(1)	79	—	79	Citibank N.A.
75	01/12/42	2.773%	3 month LIBOR(2)	(1,139)	—	(1,139)	Citibank N.A.
45	02/09/42	2.840%	3 month LIBOR(1)	1,234	—	1,234	Barclays Bank PLC

				$(74,756)	$—	$(74,756)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

(3)	Cash of $1,086,000 has been segregated to cover requirements for open interest rate swaps as of December 31, 2012.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset Backed Security	$—	$40,175	$—
Commercial Mortgage-Backed Securities	—	545,245	—
Corporate Bonds	—	416,705	—
Sovereign	—	40,323	—
U.S. Government Agency Obligations	—	192,696	—
U.S. Treasury Obligations	—	1,226,620	—
Affiliated Money Market Mutual Fund	299,860	—	—
Other Financial Instruments*
Futures Contracts	269	—	—
Interest Rate Swaps	—	(74,756)	—

Total	$300,129	$2,387,008	$—

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Interest Rate Swaps
Balance as of 12/31/11	$250,091
Realized gain (loss)	—	**
Change in unrealized appreciation (depreciation)	(1,740,280)
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	1,490,189

Balance as of 12/31/12	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	The realized gain during the reporting period for other financial instruments was $1,779,165.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 5 Interest Rate Swaps transferred from Level 3 into Level 2 as a result of no longer being fair valued in accordance with the Board of Trustees’ approval.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Treasury Obligations	33.6%
Commercial Mortgage-Backed Securities	14.9
Affiliated Money Market Mutual Fund	8.2
U.S. Government Agency Obligations	5.3
Banking	4.2
Insurance	1.5
Asset-Backed Securities	1.1
Sovereign	1.1
Capital Goods	0.8
Energy – Other	0.8
Healthcare & Pharmaceutical	0.8
Non-Captive Finance	0.8
Telecommunications	0.8
Pipelines & Other	0.7
Tobacco	0.4
Energy – Integrated	0.3
Foods	0.3

75.6
Other assets in excess of liabilities	24.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BOND PORTFOLIO 2020 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$591	*	Due from broker — variation margin	$322	*
Interest rate contracts	Unrealized appreciation on swap agreements	2,370,069		Unrealized depreciation on swap agreements	2,444,825

Total		$2,370,660			$2,445,147

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracs. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(20,611)	$(20,611)
Interest rate contracts	5,187	(4,382)	5,070	(747,000)	(741,125)

	$5,187	$(4,382)	$5,070	$(767,611)	$(761,736)

Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$1,409	$1,028,660	$1,030,069

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$1,803,573	$693,627	$107,887,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BOND PORTFOLIO 2020 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $2,403,112)	$2,461,764
Affiliated investments (cost $299,860)	299,860
Cash	1,077,264
Unrealized appreciation on swap agreements	2,370,069
Receivable for investments sold	111,385
Dividends and interest receivable	32,036
Due from advisor	10,215
Prepaid expenses	463
Receivable for fund share sold	334
Due from broker-variation margin	72

Total Assets	6,363,462

LIABILITIES:
Unrealized depreciation on swap agreements	2,444,825
Payable for investments purchased	200,714
Accrued expenses and other liabilities	59,950
Payable for fund share repurchased	2,084
Affiliated transfer agent fee payable	478
Shareholder servicing fees payable	324

Total Liabilities	2,708,375

NET ASSETS	$3,655,087

Net assets were comprised of:
Retained earnings	$3,655,087

Net assets, December 31, 2012	$3,655,087

Net asset value and redemption price per share, $3,655,087 / 554,086 outstanding shares of beneficial interest	$6.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$196,154
Affiliated dividend income	1,611

197,765

EXPENSES
Advisory fees	58,238
Shareholder servicing fees and expenses	9,092
Custodian and accounting fees	59,000
Audit fee	45,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Legal fees and expenses	8,000
Shareholders’ reports	6,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	1,000
Loan interest expense (Note 7)	898
Miscellaneous	7,575

Total expenses	216,803
Less: advisory fee waivers and/or expense reimbursement	(125,793)

Net expenses	91,010

NET INVESTMENT INCOME	106,755

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	2,113,532
Futures transactions	5,070
Swap agreement transactions	(767,611)
Options written transactions	(4,382)

1,346,609

Net change in unrealized appreciation (depreciation) on:
Investments	(1,899,641)
Futures	1,409
Swap agreements	1,028,660

(869,572)

NET GAIN ON INVESTMENTS	477,037

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$583,792

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$106,755	$829,999
Net realized gain on investment transactions	1,346,609	9,346,766
Net change in unrealized appreciation (depreciation) on investments	(869,572)	23,050

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	583,792	10,199,815

DISTRIBUTIONS	(2,043,089)	(9,731,782)

FUND SHARE TRANSACTIONS:
Fund share sold [179,589 and 4,063,896 shares, respectively]	1,432,824	40,274,448
Fund share issued in reinvestment of distributions [317,250 and 1,068,253 shares, respectively]	2,043,089	9,731,782
Fund share repurchased [2,363,457 and 13,365,966 shares, respectively]	(23,201,113)	(132,332,343)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(19,725,200)	(82,326,113)

TOTAL DECREASE IN NET ASSETS	(21,184,497)	(81,858,080)
NET ASSETS:
Beginning of year	24,839,584	106,697,664

End of year	$3,655,087	$24,839,584

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BOND PORTFOLIO 2021

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 85.1% ASSET-BACKED SECURITIES — 9.2%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note2)
Ally Auto Receivables Trust, Series 2011-4, Class A2	Aaa	0.650%		03/17/14	$46	$45,554
Ally Auto Receivables Trust, Series 2012-2, Class A3	Aaa	0.740%		04/15/16	1,305	1,310,576
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	Aaa	0.510%		12/22/14	1,000	1,000,809
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.379%	(c)	04/15/17	3,300	3,307,158
American Express Credit Account Master Trust, Series 2012-3, Class A	AAA(d)	0.359%	(c)	03/15/18	900	901,626
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%		10/08/15	373	374,150
BA Credit Card Trust, Series 2006-A7, Class A7	Aaa	0.249%	(c)	12/15/16	1,790	1,789,459
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%		06/15/16	1,000	1,004,434
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.959%	(c)	03/15/16	1,400	1,448,919
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.459%	(c)	01/15/16	150	150,135
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14	1,482	1,483,177
Chase Issuance Trust, Series 2004-A8, Class A8	Aaa	0.329%	(c)	09/15/15	1,400	1,400,070
Chase Issuance Trust, Series 2012-A8, Class A8	AAA(d)	0.540%		10/16/17	1,800	1,798,414
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%		09/20/19	1,540	1,865,297
Discover Card Master Trust, Series 2012-A1, Class A1	Aaa	0.810%		08/15/17	1,500	1,511,313
Discover Card Master Trust, Series 2012-A5, Class A5	Aaa	0.409%	(c)	01/15/18	1,500	1,501,689
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%		09/15/13	133	133,406
Ford Credit Auto Lease Trust, Series 2012-B, Class A2	Aaa	0.540%		11/15/14	2,000	2,001,378
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	Aaa	0.651%	(c)	10/20/17	1,600	1,603,606
GE Equipment Midticket LLC, Series 2012-1, Class A2	AAA(d)	0.470%		01/22/15	1,800	1,800,549
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%		11/21/14	1,500	1,502,784
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%		09/22/14	652	653,033
Harley-Davidson Motorcycle Trust, Series 2011-1, Class A2B	Aaa	0.409%	(c)	10/15/14	341	340,546
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	1,537	1,538,472
MBNA Credit Card Master Note Trust, Series 2005-A10, Class A10	Aaa	0.269%	(c)	11/15/15	150	150,023
Nissan Auto Lease Trust, Series 2011-A, Class A2B	Aaa	0.389%	(c)	01/15/14	166	166,309
Nissan Auto Receivables Owner Trust, Series 2011-A, Class A2	Aaa	0.650%		12/16/13	30	29,976
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%		05/15/15	1,015	1,017,453
Toyota Auto Receivables Owner Trust, Series 2011-B, Class A2	Aaa	0.530%		04/15/14	858	858,182

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note2)
World Omni Auto Receivables Trust, Series 2012-B, Class A2	AAA(d)	0.430%		11/16/15	$2,100	$2,099,828
World Omni Automobile Lease Securitization Trust, Series 2011-A, Class A2	Aaa	0.810%		10/15/13	170	170,043

TOTAL ASSET-BACKED SECURITIES (cost $34,798,528)						34,958,368

COMMERCIAL MORTGAGE-BACKED SECURITIES — 7.4%
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB	AAA(d)	5.703%		06/11/50	855	907,192
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	1,330	1,422,196
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C2, Class A4	Aa2	4.832%		04/15/37	500	537,485
FHLMC Multifamily Structured Pass-Through Certificates, Series K012, Class A2	AA+(d)	4.186%		12/25/20	1,692	1,961,468
FHLMC Multifamily Structured Pass-Through Certificates, Series K013, Class A2	AA+(d)	3.974%		01/25/21	3,000	3,436,479
FHLMC Multifamily Structured Pass-Through Certificates, Series K023, Class A2	AA+(d)	2.307%		08/25/22	3,000	3,020,254
GE Capital Commercial Mortgage Corp. Trust, Series 2007-C1, Class A2	Aaa	5.417%		12/10/49	357	356,079
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	2,133	2,201,655
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AAA(d)	5.553%		04/10/38	1,700	1,913,928
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	1,170	1,349,524
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%		10/15/42	100	108,573
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.797%	(c)	06/15/49	391	403,590
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	Aaa	2.475%		12/15/47	1,700	1,736,026
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A3	Aaa	4.559%	(c)	09/15/27	170	170,065
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4	Aaa	5.661%		03/15/39	481	545,869
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2	AAA(d)	5.300%		11/15/38	262	268,727
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	AAA(d)	5.684%	(c)	05/12/39	323	370,520
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%		08/12/43	2,900	3,358,522
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.482%	(c)	02/12/39	500	563,559
Morgan Stanley Capital I Trust, Series 2006-T21, Class A4	Aaa	5.162%		10/12/52	150	166,641
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%		05/10/63	2,435	2,600,785
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A2	Aaa	5.275%		11/15/48	18	18,167
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%		11/15/48	590	678,462

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $27,454,414)						28,095,766

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS — 11.1%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note2)

Banking — 4.6%
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%	12/02/22	$460	$458,168
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.875%	01/05/21	1,000	1,197,281
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%	07/15/21	400	461,265
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.500%	01/14/22	370	412,810
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%	05/22/19	1,075	1,445,485
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Gtd. Notes	Aa2	1.850%	01/10/14	350	354,653
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%	07/27/21	400	455,990
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	5.375%	03/15/20	1,125	1,289,284
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15	7,090	7,122,855
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	4.350%	08/15/21	400	447,295
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.400%	07/22/20	1,125	1,269,950
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%	01/26/20	1,175	1,318,107
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes(a)	A3	6.125%	01/11/21	120	144,981
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A2	5.750%	02/01/18	850	1,018,336

					17,396,460

Capital Goods — 0.7%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $308,080; purchased 12/17/10)(f)	Baa1	6.375%	10/15/17(g)	275	332,602
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%	10/15/21	195	205,629
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN(a)	A2	3.900%	07/12/21	400	446,137
United Technologies Corp., Sr. Unsec’d. Notes	A2	3.100%	06/01/22	955	1,011,334
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875%	10/01/21	570	647,136

					2,642,838

Chemicals — 0.2%
E. I. du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	700	803,317

Electric — 0.1%
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	400	444,427

Energy - Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	140	148,617
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	260	277,348
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	425	489,796
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	490	517,562

					1,433,323

Energy - Other — 0.1%
Occidental Petroleum Corp., Series 1, Sr. Unsec’d. Notes	A1	4.100%	02/01/21	170	194,377

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note2)
Energy - Other (continued)
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	5.125%	09/15/20	$315	$347,127

					541,504

Foods — 0.6%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	5.000%	04/15/20	1,080	1,292,404
Dr Pepper Snapple Group, Inc., Gtd. Notes	Baa1	2.900%	01/15/16	170	179,125
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	5.375%	02/10/20	379	455,069
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	346	417,712

					2,344,310

Healthcare & Pharmaceutical — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	980	1,085,685
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes(a)	Baa1	3.600%	08/15/21	400	425,411
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	3.250%	10/01/22	190	193,961

					1,705,057

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.125%	06/01/21	400	444,342
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	400	465,999

					910,341

Insurance — 0.5%
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	615	727,051
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.200%	03/15/22	375	402,316
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	4.750%	02/08/21	750	870,842

					2,000,209

Media & Entertainment — 0.8%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	400	446,598
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	1,170	1,314,310
Time Warner, Inc., Gtd. Notes	Baa2	4.000%	01/15/22	440	481,661
Time Warner, Inc., Gtd. Notes	Baa2	4.750%	03/29/21	300	344,763
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	350	408,819

					2,996,151

Metals — 0.2%
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	3.750%	09/20/21	240	256,632
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	380	407,099

					663,731

Non-Captive Finance — 0.6%
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	3.150%	09/07/22	255	260,532
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.625%	01/07/21	90	102,087
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.650%	10/17/21	35	39,936

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note2)
Non-Captive Finance (continued)
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	A1	6.000%	08/07/19	$330	$401,466
General Electric Capital Corp., Sub. Notes(a)	A2	5.300%	02/11/21	1,150	1,334,899

					2,138,920

Pipelines & Other — 0.4%
Enterprise Products Operating LLC, Gtd. Notes(a)	Baa2	5.200%	09/01/20	285	340,180
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	3.950%	09/01/22	725	775,211
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.125%	11/15/20	475	515,792

					1,631,183

Railroads — 0.1%
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	475	578,990

Retailers — 0.3%
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	Aa2	4.250%	04/15/21	975	1,132,302

Telecommunications — 0.6%
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	760	847,026
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	1,100	1,283,944

					2,130,970

Tobacco — 0.3%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	735	1,028,947

TOTAL CORPORATE BONDS (cost $39,311,913)					42,522,980

NON-CORPORATE FOREIGN AGENCIES — 6.2%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, 144A	Aa1	2.375%	03/31/16	14,630	15,266,405
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	7,905	8,235,429

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $22,349,669)					23,501,834

SOVEREIGNS — 2.5%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	Aaa	1.375%	03/07/14	610	617,820
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	Aa1	4.250%	09/03/13	900	922,536
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, 144A	AA+(d)	2.875%	09/15/14	900	931,882
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	1,440	1,451,664
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	Aaa	0.625%	05/22/15	610	613,544
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	Aaa	2.250%	03/17/16	610	642,661
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	Aaa	0.375%	05/18/15	600	599,921

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGNS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note2)
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	NR	0.250%		09/12/15	$610	$606,261
Province of British Columbia (Canada), Sr. Unsec’d. Notes	Aaa	2.000%		10/23/22	3,225	3,178,005

TOTAL SOVEREIGNS (cost $9,600,523)						9,564,294

U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.7%
Federal Home Loan Banks(a)		0.500%		11/20/15	8,110	8,140,542
Federal Home Loan Banks		1.000%		06/21/17	4,055	4,101,255
Federal Home Loan Mortgage Corp.		0.750%		01/12/18	2,970	2,949,884
Federal Home Loan Mortgage Corp.		1.000%		09/29/17	8,790	8,882,357
Federal Home Loan Mortgage Corp.(a)(k)		1.250%		08/01/19	8,825	8,837,214
Federal Home Loan Mortgage Corp.		1.250%		10/02/19	6,475	6,456,054
Federal Home Loan Mortgage Corp.		1.375%		02/25/14	4,430	4,489,544
Federal Home Loan Mortgage Corp.		4.875%		06/13/18	475	573,404
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.390%	(s)	03/15/22	765	625,527
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%		04/26/24	3,980	5,267,419
Residual Funding Corp. Strips Principal, Bonds		1.500%	(s)	10/15/19	3,410	3,090,312
Residual Funding Corp. Strips Principal, Bonds		1.720%	(s)	07/15/20	2,990	2,642,804
Residual Funding Corp. Strips Principal, Bonds		1.800%	(s)	10/15/20	10,000	8,753,590
Resolution Funding Corp. Strips Interest, Bonds		3.290%	(n)	01/15/26	15,195	10,586,235
Resolution Funding Corp. Strips Interest, Bonds		3.330%	(n)	04/15/26	20,427	14,099,430
Tennessee Valley Authority, Sr. Unsec’d. Notes		3.875%		02/15/21	10,640	12,347,209

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $92,221,570)						101,842,780

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 16.0%
Federal National Mortgage Association		3.500%		TBA	22,500	23,987,988
Federal National Mortgage Association		3.500%		TBA	6,500	6,917,676
Government National Mortgage Association		4.000%		05/20/40-10/15/41	27,436	30,053,689

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $59,604,763)						60,959,353

U.S. TREASURY OBLIGATIONS — 6.0%
U.S. Treasury Bonds		2.750%		08/15/42	800	772,500
U.S. Treasury Notes(a)		1.625%		11/15/22	1,900	1,879,218
U.S. Treasury Strips Coupon(h)		1.500%	(n)	02/15/21	3,900	3,456,870
U.S. Treasury Strips Coupon		2.260%	(n)	02/15/25	1,175	893,940
U.S. Treasury Strips Coupon(h)		2.610%	(n)	05/15/25	8,800	6,626,523
U.S. Treasury Strips Coupon		3.910%	(n)	08/15/33	3,230	1,775,815
U.S. Treasury Strips Principal(a)		2.160%	(s)	11/15/24	9,500	7,362,528

TOTAL U.S. TREASURY OBLIGATIONS (cost $19,751,408)						22,767,394

TOTAL LONG-TERM INVESTMENTS (cost $305,092,788)						324,212,769

					Shares
SHORT-TERM INVESTMENT — 17.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $67,163,485; includes $24,769,464 of cash collateral received for securities on loan)(Note 4)(b)(w)					67,163,485	67,163,485

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Value (Note 2)
TOTAL SHORT-TERM INVESTMENTS (cost $67,163,485)	$67,163,485

TOTAL INVESTMENTS — 102.7% (cost $372,256,273)	391,376,254
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (2.7)%	(10,175,192)

NET ASSETS — 100.0%	$381,201,062

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
FHLMC	Federal Home Loan Mortgage Corp.
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $24,121,469; cash collateral of $24,769,464 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such security is $308,080. The aggregate value of $332,602 is approximately 0.1% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation
Long Positions:
88	90 Day Euro Dollar	Mar. 2013	$21,929,860	$21,934,000	$4,140
12	2 Year U.S. Treasury Notes	Mar. 2013	2,645,339	2,645,625	286
265	5 Year U.S. Treasury Notes	Mar. 2013	32,961,924	32,969,726	7,802

					12,228

Short Positions:
179	10 Year U.S. Treasury Notes	Mar. 2013	23,855,246	23,767,844	87,402
29	U.S. Long Bond	Mar. 2013	4,349,677	4,277,500	72,177
4	U.S. Ultra Bond	Mar. 2013	662,085	650,375	11,710

					171,289

					$183,517

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$21,500	09/01/13	0.498%	3 month LIBOR(2)	$(56,259)	$—	$(56,259)	Citibank N.A.
7,240	09/01/13	0.502%	3 month LIBOR(2)	(19,203)	—	(19,203)	Barclays Bank PLC
5,000	09/12/14	0.656%	3 month LIBOR(2)	(34,347)	—	(34,347)	Barclays Bank PLC
5,800	09/19/14	0.669%	3 month LIBOR(2)	(41,313)	—	(41,313)	JPMorgan Chase Bank
16,470	10/28/14	0.809%	3 month LIBOR(2)	(147,098)	—	(147,098)	Barclays Bank PLC
6,240	10/28/14	0.816%	3 month LIBOR(2)	(56,589)	—	(56,589)	Barclays Bank PLC
390	12/04/14	0.371%	3 month LIBOR(2)	7	—	7	Morgan Stanley Capital Services
2,820	09/28/15	0.918%	3 month LIBOR(2)	(42,927)	—	(42,927)	Barclays Bank PLC
5,710	10/04/15	0.445%	3 month LIBOR(2)	(799)	—	(799)	Bank of Nova Scotia
10,090	12/04/15	0.444%	3 month LIBOR(2)	6,889	—	6,889	Morgan Stanley Capital Services
2,650	08/04/16	1.528%	3 month LIBOR(2)	(105,644)	—	(105,644)	Citibank N.A.
4,000	08/22/16	1.168%	3 month LIBOR(2)	(100,559)	—	(100,559)	Morgan Stanley Capital Services
22,860	08/31/16	0.934%	3 month LIBOR(1)	360,310	—	360,310	Credit Suisse International
7,115	08/31/16	0.978%	3 month LIBOR(2)	(124,687)	—	(124,687)	JPMorgan Chase Bank
7,115	08/31/16	0.975%	3 month LIBOR(2)	(123,696)	—	(123,696)	JPMorgan Chase Bank
32,400	09/12/16	1.154%	3 month LIBOR(2)	(782,782)	—	(782,782)	Barclays Bank PLC
7,910	09/28/16	1.238%	3 month LIBOR(2)	(214,895)	—	(214,895)	Barclays Bank PLC
20,130	11/30/16	0.913%	3 month LIBOR(2)	(236,582)	—	(236,582)	JPMorgan Chase Bank
16,420	11/30/16	0.945%	3 month LIBOR(2)	(214,116)	—	(214,116)	Citibank N.A.
8,660	12/08/16	1.345%	3 month LIBOR(2)	(248,027)	—	(248,027)	Barclays Bank PLC
2,855	12/30/16	1.328%	3 month LIBOR(1)	78,284	—	78,284	Citibank N.A.
3,375	01/03/17	1.311%	3 month LIBOR(2)	(108,847)	—	(108,847)	Citibank N.A.
6,540	01/26/17	1.215%	3 month LIBOR(1)	178,817	—	178,817	Bank of Nova Scotia
9,100	01/27/17	1.138%	3 month LIBOR(2)	(217,269)	—	(217,269)	Bank of Nova Scotia
18,700	01/31/17	1.055%	3 month LIBOR(1)	375,278	—	375,278	Bank of Nova Scotia
9,100	02/02/17	1.020%	3 month LIBOR(1)	167,413	—	167,413	Bank of Nova Scotia
5,575	02/08/17	1.037%	3 month LIBOR(2)	(105,741)	—	(105,741)	Bank of Nova Scotia
5,915	02/13/17	1.128%	3 month LIBOR(2)	(135,281)	—	(135,281)	Bank of Nova Scotia
10,075	02/28/17	0.680%	3 month LIBOR(1)	4,928	—	4,928	Citibank N.A.
3,720	03/06/17	1.123%	3 month LIBOR(2)	(81,990)	—	(81,990)	Barclays Bank PLC
23,300	03/19/17	1.380%	3 month LIBOR(1)	772,152	—	772,152	Bank of Nova Scotia
5,000	05/25/17	1.090%	3 month LIBOR(1)	85,616	—	85,616	Bank of Nova Scotia
5,000	08/17/17	0.978%	3 month LIBOR(1)	65,798	—	65,798	Bank of Nova Scotia
12,000	08/20/17	1.010%	3 month LIBOR(1)	175,438	—	175,438	Bank of Nova Scotia
3,100	08/28/17	0.873%	3 month LIBOR(1)	23,387	—	23,387	Bank of Nova Scotia
34,400	09/10/17	0.845%	3 month LIBOR(2)	(196,253)	—	(196,253)	Morgan Stanley Capital Services
9,100	09/25/17	0.820%	3 month LIBOR(2)	(35,760)	—	(35,760)	Bank of Nova Scotia
75,000	09/27/17	0.803%	3 month LIBOR(1)	226,773	—	226,773	Citibank N.A.
8,000	10/09/17	0.765%	3 month LIBOR(2)	1,477	—	1,477	Bank of Nova Scotia
9,535	10/15/17	0.790%	3 month LIBOR(1)	7,613	—	7,613	Morgan Stanley Capital Services
4,000	10/22/17	0.883%	3 month LIBOR(2)	(20,474)	—	(20,474)	Bank of Nova Scotia
4,400	10/26/17	0.861%	3 month LIBOR(1)	17,313	—	17,313	Credit Suisse International
4,400	11/09/17	0.774%	3 month LIBOR(2)	4,250	—	4,250	Bank of Nova Scotia
5,300	11/13/17	0.775%	3 month LIBOR(1)	(5,807)	—	(5,807)	Bank of Nova Scotia
18,400	11/15/17	0.762%	3 month LIBOR(2)	33,562	—	33,562	Morgan Stanley Capital Services
9,200	11/19/17	0.770%	3 month LIBOR(2)	14,914	—	14,914	Bank of Nova Scotia
3,300	11/20/17	0.770%	3 month LIBOR(2)	5,402	—	5,402	Bank of Nova Scotia
1,135	12/04/17	0.755%	3 month LIBOR(2)	3,319	—	3,319	Morgan Stanley Capital Services
11,900	12/05/17	0.758%	3 month LIBOR(1)	(34,070)	—	(34,070)	Morgan Stanley Capital Services
2,580	12/05/17	0.758%	3 month LIBOR(1)	(7,387)	—	(7,387)	Morgan Stanley Capital Services
6,700	12/28/17	0.886%	3 month LIBOR(1)	17,182	—	17,182	Barclays Bank PLC
6,290	05/15/18	2.318%	3 month LIBOR(1)	480,221	—	480,221	JPMorgan Chase Bank
9,750	07/27/18	2.464%	3 month LIBOR(2)	(895,871)	—	(895,871)	Bank of America N.A.
3,270	07/27/18	2.473%	3 month LIBOR(2)	(302,147)	—	(302,147)	Bank of America N.A.
40,800	08/18/18	1.783%	3 month LIBOR(2)	(2,059,231)	—	(2,059,231)	Citibank N.A.
9,600	09/06/18	1.704%	3 month LIBOR(2)	(431,097)	—	(431,097)	UBS AG
5,530	10/11/18	1.770%	3 month LIBOR(1)	254,668	—	254,668	JPMorgan Chase Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$2,105	10/19/18	1.915%	3 month LIBOR(2)	$(114,050)	$—	$(114,050)	Barclays Bank PLC
4,330	10/21/18	1.908%	3 month LIBOR(2)	(232,176)	—	(232,176)	Barclays Bank PLC
12,840	11/08/18	1.738%	3 month LIBOR(2)	(546,654)	—	(546,654)	Citibank N.A.
35,500	12/05/18	1.820%	3 month LIBOR(2)	(1,629,417)	—	(1,629,417)	Barclays Bank PLC
11,540	12/08/18	1.803%	3 month LIBOR(2)	(515,794)	—	(515,794)	Barclays Bank PLC
7,000	12/14/18	1.709%	3 month LIBOR(2)	(272,216)	—	(272,216)	Barclays Bank PLC
4,140	01/04/19	1.663%	3 month LIBOR(2)	(175,616)	—	(175,616)	Barclays Bank PLC
3,620	01/12/19	1.699%	3 month LIBOR(2)	(160,093)	—	(160,093)	Citibank N.A.
4,000	02/21/19	1.643%	3 month LIBOR(2)	(153,337)	—	(153,337)	JPMorgan Chase Bank
2,565	02/21/19	1.573%	3 month LIBOR(2)	(86,919)	—	(86,919)	Citibank N.A.
5,300	03/02/19	1.543%	3 month LIBOR(2)	(166,856)	—	(166,856)	Barclays Bank PLC
3,650	03/09/19	1.570%	3 month LIBOR(2)	(119,795)	—	(119,795)	Bank of Nova Scotia
2,640	03/13/19	1.616%	3 month LIBOR(2)	(93,938)	—	(93,938)	Barclays Bank PLC
3,400	07/31/19	1.176%	3 month LIBOR(2)	(11,287)	—	(11,287)	Bank of Nova Scotia
3,800	08/01/19	1.229%	3 month LIBOR(2)	(25,801)	—	(25,801)	Bank of Nova Scotia
10,850	08/06/19	1.211%	3 month LIBOR(2)	(56,792)	—	(56,792)	Bank of Nova Scotia
4,750	08/08/19	1.271%	3 month LIBOR(2)	(43,865)	—	(43,865)	Credit Suisse International
9,850	10/02/19	1.188%	3 month LIBOR(2)	7,464	—	7,464	Bank of Nova Scotia
2,220	10/02/19	1.189%	3 month LIBOR(2)	1,492	—	1,492	Bank of Nova Scotia
2,300	10/09/19	1.221%	3 month LIBOR(2)	(2,549)	—	(2,549)	Morgan Stanley Capital Services
4,400	10/11/19	1.220%	3 month LIBOR(2)	(3,968)	—	(3,968)	Bank of Nova Scotia
4,800	10/19/19	1.264%	3 month LIBOR(2)	(16,015)	—	(16,015)	Barclays Bank PLC
2,600	10/29/19	1.376%	3 month LIBOR(2)	(27,131)	—	(27,131)	Barclays Bank PLC
9,100	10/30/19	1.311%	3 month LIBOR(2)	(54,580)	—	(54,580)	Barclays Bank PLC
2,500	10/31/19	1.265%	3 month LIBOR(2)	(6,998)	—	(6,998)	Citibank N.A.
5,000	11/02/19	1.253%	3 month LIBOR(1)	8,129	—	8,129	Citibank N.A.
1,800	11/28/19	1.208%	3 month LIBOR(2)	5,481	—	5,481	Barclays Bank PLC
1,000	12/03/19	1.179%	3 month LIBOR(2)	5,282	—	5,282	Bank of Nova Scotia
5,600	12/11/19	1.135%	3 month LIBOR(2)	49,050	—	49,050	Barclays Bank PLC
3,500	12/12/19	1.153%	3 month LIBOR(2)	26,710	—	26,710	Bank of Nova Scotia
855	10/01/20	2.523%	3 month LIBOR(2)	(75,066)	—	(75,066)	UBS AG
4,430	08/01/21	3.068%	3 month LIBOR(1)	593,254	—	593,254	Citibank N.A.
2,510	08/04/21	2.803%	3 month LIBOR(1)	278,353	—	278,353	Barclays Bank PLC
92,250	08/09/21	2.579%	3 month LIBOR(1)	8,421,916	—	8,421,916	Morgan Stanley Capital Services
1,580	08/09/21	2.625%	3 month LIBOR(2)	(150,528)	—	(150,528)	Citibank N.A.
22,180	08/10/21	2.573%	3 month LIBOR(1)	2,011,178	—	2,011,178	Barclays Bank PLC
10,650	08/17/21	2.435%	3 month LIBOR(2)	(834,123)	—	(834,123)	Morgan Stanley Capital Services
60,500	08/18/21	2.355%	3 month LIBOR(1)	4,317,960	—	4,317,960	Citibank N.A.
5,565	08/18/21	2.408%	3 month LIBOR(2)	(422,292)	—	(422,292)	Citibank N.A.
4,100	08/22/21	2.210%	3 month LIBOR(2)	(240,190)	—	(240,190)	JPMorgan Chase Bank
13,900	08/24/21	2.253%	3 month LIBOR(1)	863,060	—	863,060	Bank of America N.A.
3,480	08/24/21	2.255%	3 month LIBOR(1)	216,839	—	216,839	Citibank N.A.
10,850	08/25/21	2.283%	3 month LIBOR(1)	700,931	—	700,931	Morgan Stanley Capital Services
7,905	08/25/21	2.222%	3 month LIBOR(2)	(469,413)	—	(469,413)	Bank of America N.A.
8,860	08/31/21	2.343%	3 month LIBOR(1)	618,960	—	618,960	UBS AG
3,020	09/06/21	2.223%	3 month LIBOR(1)	177,087	—	177,087	UBS AG
2,150	09/06/21	2.248%	3 month LIBOR(1)	130,690	—	130,690	Barclays Bank PLC
2,100	09/13/21	2.171%	3 month LIBOR(2)	(112,824)	—	(112,824)	Bank of America N.A.
3,490	09/15/21	2.166%	3 month LIBOR(1)	185,563	—	185,563	Barclays Bank PLC
2,115	09/16/21	2.213%	3 month LIBOR(1)	120,697	—	120,697	Barclays Bank PLC
2,765	09/22/21	2.158%	3 month LIBOR(1)	143,522	—	143,522	Barclays Bank PLC
2,100	09/23/21	2.099%	3 month LIBOR(2)	(98,229)	—	(98,229)	Citibank N.A.
28,785	09/27/21	1.933%	3 month LIBOR(1)	926,842	—	926,842	Citibank N.A.
2,960	09/28/21	2.016%	3 month LIBOR(1)	116,330	—	116,330	Barclays Bank PLC
2,950	09/29/21	2.158%	3 month LIBOR(1)	151,578	—	151,578	Barclays Bank PLC
45,005	10/03/21	2.188%	3 month LIBOR(1)	2,371,843	—	2,371,843	Barclays Bank PLC
2,305	10/03/21	2.160%	3 month LIBOR(1)	116,037	—	116,037	Morgan Stanley Capital Services
1,550	10/04/21	2.108%	3 month LIBOR(1)	70,980	—	70,980	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$16,980	10/06/21	1.965%	3 month LIBOR(1)	$567,650	$—	$567,650	JPMorgan Chase Bank
3,940	10/06/21	2.038%	3 month LIBOR(2)	(156,223)	—	(156,223)	Citibank N.A.
1,645	10/07/21	2.135%	3 month LIBOR(1)	78,850	—	78,850	Citibank N.A.
4,070	10/11/21	2.265%	3 month LIBOR(2)	(239,211)	—	(239,211)	Citibank N.A.
12,000	10/13/21	2.340%	3 month LIBOR(1)	780,943	—	780,943	UBS AG
4,120	10/14/21	2.405%	3 month LIBOR(1)	290,772	—	290,772	UBS AG
3,700	11/08/21	2.213%	3 month LIBOR(1)	192,841	—	192,841	Barclays Bank PLC
24,925	11/25/21	2.148%	3 month LIBOR(1)	1,127,614	—	1,127,614	Morgan Stanley Capital Services
7,875	11/29/21	2.129%	3 month LIBOR(1)	341,402	—	341,402	JPMorgan Chase Bank
18,245	11/30/21	2.229%	3 month LIBOR(1)	946,887	—	946,887	JPMorgan Chase Bank
4,420	12/22/21	2.085%	3 month LIBOR(1)	167,624	—	167,624	Barclays Bank PLC
53,000	12/31/21	3.907%	3 month LIBOR(1)	16,380,073	—	16,380,073	JPMorgan Chase Bank
35,500	12/31/21	2.859%	3 month LIBOR(1)	5,263,431	—	5,263,431	Barclays Bank PLC
31,000	12/31/21	3.401%	3 month LIBOR(1)	6,802,298	—	6,802,298	JPMorgan Chase Bank
27,170	12/31/21	3.374%	3 month LIBOR(1)	5,918,751	—	5,918,751	Barclays Bank PLC
22,850	12/31/21	4.001%	3 month LIBOR(2)	(7,172,924)	—	(7,172,924)	Morgan Stanley Capital Services
17,100	12/31/21	3.754%	3 month LIBOR(1)	4,727,443	—	4,727,443	Barclays Bank PLC
15,230	12/31/21	3.879%	3 month LIBOR(1)	4,486,101	—	4,486,101	Citibank N.A.
8,000	12/31/21	0.000%	3 month LIBOR(2)	(2,400,086)	—	(2,400,086)	JPMorgan Chase Bank
1,500	12/31/21	4.053%	3 month LIBOR(2)	(482,889)	—	(482,889)	Morgan Stanley Capital Services
950	12/31/21	2.865%	3 month LIBOR(1)	168,150	—	168,150	Bank of America N.A.
3,690	01/13/22	2.050%	3 month LIBOR(2)	(157,193)	—	(157,193)	Bank of Nova Scotia
2,435	01/13/22	1.676%	3 month LIBOR(1)	11,591	—	11,591	Citibank N.A.
2,435	01/13/22	1.660%	3 month LIBOR(2)	(12,636)	—	(12,636)	Citibank N.A.
3,600	01/20/22	1.999%	3 month LIBOR(2)	(134,819)	—	(134,819)	Bank of Nova Scotia
6,500	01/24/22	2.113%	3 month LIBOR(2)	(308,335)	—	(308,335)	Bank of Nova Scotia
4,900	01/24/22	2.118%	3 month LIBOR(2)	(234,651)	—	(234,651)	Bank of Nova Scotia
2,290	01/24/22	2.148%	3 month LIBOR(1)	115,870	—	115,870	Bank of Nova Scotia
3,600	01/25/22	2.171%	3 month LIBOR(1)	189,521	—	189,521	Bank of Nova Scotia
18,700	01/31/22	2.048%	3 month LIBOR(2)	(767,933)	—	(767,933)	Bank of Nova Scotia
3,355	02/02/22	1.914%	3 month LIBOR(2)	(96,347)	—	(96,347)	Citibank N.A.
25,500	02/03/22	1.918%	3 month LIBOR(2)	(740,032)	—	(740,032)	Bank of Nova Scotia
2,350	02/13/22	2.120%	3 month LIBOR(1)	109,218	—	109,218	Bank of Nova Scotia
2,465	02/17/22	2.018%	3 month LIBOR(2)	(91,116)	—	(91,116)	Bank of Nova Scotia
1,835	02/21/22	2.105%	3 month LIBOR(2)	(81,719)	—	(81,719)	JPMorgan Chase Bank
1,220	02/21/22	2.100%	3 month LIBOR(2)	(53,781)	—	(53,781)	JPMorgan Chase Bank
1,860	02/23/22	2.117%	3 month LIBOR(2)	(84,562)	—	(84,562)	JPMorgan Chase Bank
1,650	03/21/22	2.325%	3 month LIBOR(1)	102,862	—	102,862	Barclays Bank PLC
10,200	03/22/22	2.421%	3 month LIBOR(2)	(723,556)	—	(723,556)	Citibank N.A.
6,000	04/11/22	2.295%	3 month LIBOR(1)	342,571	—	342,571	Barclays Bank PLC
4,850	05/15/22	1.988%	3 month LIBOR(2)	(129,670)	—	(129,670)	JPMorgan Chase Bank
11,000	05/23/22	1.863%	3 month LIBOR(2)	(164,023)	—	(164,023)	Morgan Stanley Capital Services
2,500	06/07/22	1.720%	3 month LIBOR(2)	(2,440)	—	(2,440)	Barclays Bank PLC
2,350	06/11/22	1.843%	3 month LIBOR(2)	(27,273)	—	(27,273)	Bank of Nova Scotia
5,500	06/20/22	1.716%	3 month LIBOR(2)	1,710	—	1,710	Bank of Nova Scotia
7,000	07/18/22	1.598%	3 month LIBOR(2)	41,491	—	41,491	Bank of Nova Scotia
6,800	07/23/22	1.653%	3 month LIBOR(2)	8,312	—	8,312	Bank of Nova Scotia
4,400	08/06/22	1.643%	3 month LIBOR(2)	14,611	—	14,611	Bank of Nova Scotia
2,500	08/10/22	1.758%	3 month LIBOR(2)	(18,340)	—	(18,340)	Bank of Nova Scotia
2,300	09/11/22	1.833%	3 month LIBOR(2)	(27,693)	—	(27,693)	Bank of Nova Scotia
1,900	09/18/22	1.874%	3 month LIBOR(1)	29,197	—	29,197	Barclays Bank PLC
1,700	10/05/22	1.696%	3 month LIBOR(1)	(6,072)	—	(6,072)	Barclays Bank PLC
2,600	10/16/22	1.723%	3 month LIBOR(1)	(5,048)	—	(5,048)	Barclays Bank PLC
3,300	10/25/22	1.801%	3 month LIBOR(1)	16,009	—	16,009	Credit Suisse International
10,200	11/15/22	1.639%	3 month LIBOR(2)	123,028	—	123,028	Barclays Bank PLC
4,000	12/04/22	1.664%	3 month LIBOR(2)	45,123	—	45,123	Morgan Stanley Capital Services
13,400	08/18/26	2.885%	3 month LIBOR(2)	(1,196,004)	—	(1,196,004)	Citibank N.A.
1,310	09/27/26	2.313%	3 month LIBOR(1)	18,628	—	18,628	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,920	10/03/26	2.570%	3 month LIBOR(1)	$86,458	$—	$86,458	Barclays Bank PLC
705	10/05/26	2.410%	3 month LIBOR(1)	17,539	—	17,539	Barclays Bank PLC
670	10/06/26	2.312%	3 month LIBOR(1)	8,412	—	8,412	JPMorgan Chase Bank
610	11/02/26	2.773%	3 month LIBOR(2)	(41,373)	—	(41,373)	Barclays Bank PLC
10,700	12/05/26	2.610%	3 month LIBOR(2)	(478,033)	—	(478,033)	Barclays Bank PLC
1,400	12/21/26	2.388%	3 month LIBOR(2)	(21,989)	—	(21,989)	Barclays Bank PLC
6,880	02/06/27	2.383%	3 month LIBOR(2)	(152,006)	—	(152,006)	Bank of Nova Scotia
2,360	02/14/27	2.503%	3 month LIBOR(1)	87,257	—	87,257	Barclays Bank PLC
1,450	02/23/27	2.540%	3 month LIBOR(2)	(59,573)	—	(59,573)	Barclays Bank PLC
5,970	03/30/27	2.674%	3 month LIBOR(2)	(331,636)	—	(331,636)	Bank of Nova Scotia
6,580	08/15/28	2.370%	3 month LIBOR(2)	13,085	—	13,085	Citibank N.A.
1,570	08/24/41	3.074%	3 month LIBOR(2)	(119,716)	—	(119,716)	Citibank N.A.
1,570	08/24/41	3.065%	3 month LIBOR(2)	(116,838)	—	(116,838)	Citibank N.A.
1,590	09/06/41	3.110%	3 month LIBOR(2)	(131,990)	—	(131,990)	UBS AG
1,590	09/06/41	3.028%	3 month LIBOR(2)	(104,533)	—	(104,533)	UBS AG
1,560	09/08/41	2.954%	3 month LIBOR(1)	78,269	—	78,269	Barclays Bank PLC
1,200	09/09/41	3.019%	3 month LIBOR(1)	76,597	—	76,597	Barclays Bank PLC
1,720	10/11/41	2.719%	3 month LIBOR(2)	3,814	—	3,814	JPMorgan Chase Bank
1,750	10/17/41	2.905%	3 month LIBOR(1)	63,322	—	63,322	Barclays Bank PLC
1,700	12/12/41	2.685%	3 month LIBOR(1)	(23,353)	—	(23,353)	Citibank N.A.
1,610	12/20/41	2.614%	3 month LIBOR(2)	46,795	—	46,795	Citibank N.A.
975	12/20/41	2.615%	3 month LIBOR(1)	(28,085)	—	(28,085)	Barclays Bank PLC
990	01/10/42	2.718%	3 month LIBOR(1)	3,600	—	3,600	Barclays Bank PLC
1,055	01/11/42	2.710%	3 month LIBOR(1)	2,086	—	2,086	Citibank N.A.
2,045	01/12/42	2.773%	3 month LIBOR(2)	(31,050)	—	(31,050)	Citibank N.A.
1,380	02/09/42	2.840%	3 month LIBOR(1)	37,850	—	37,850	Barclays Bank PLC

				$44,673,884	$—	$44,673,884

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves,prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$34,958,368	$—
Commercial Mortgage-Backed Securities	—	28,095,766	—
Corporate Bonds	—	42,522,980	—
Non-Corporate Foreign Agencies	—	23,501,834	—
Sovereigns	—	9,564,294	—
U.S. Government Agency Obligations	—	101,842,780	—
U.S. Government Mortgage-Backed Securities	—	60,959,353	—
U.S. Treasury Obligations	—	22,767,394	—
Affiliated Money Market Mutual Fund	67,163,485	—	—
Other Financial Instruments*
Futures Contracts	183,517	—	—
Interest Rate Swaps	—	44,673,884	—

Total	$67,347,002	$368,886,653	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Interest Rate Swaps
Balance as of 12/31/11	$35,843,781
Realized gain (loss)	— **
Change in unrealized appreciation (depreciation)***	(6,125,408)
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	(29,718,373)

Balance as of 12/31/12	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	The realized gain during the reporting period for other financial instruments was $6,339,000.

***	Of which, $0 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 10 Interest Rate Swaps transferred from Level 3 into Level 2 as a result of no longer being fair valued in accordance with the Board of Trustees’ approval.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Government Agency Obligations	26.7%
Affiliated Money Market Mutual Fund (including 6.5% of collateral received for securities on loan)	17.6
U.S. Government Mortgage-Backed Securities	16.0
Asset-Backed Securities	9.2
Commerical Mortgage-Backed Securities	7.4
Non-Corporate Foreign Agencies	6.2
U.S. Treasury Obligations	6.0
Banking	4.6
Sovereigns	2.5
Media & Entertainment	0.8
Capital Goods	0.7
Foods	0.6
Non-Captive Finance	0.6
Telecommunications	0.6

Insurance	0.5%
Energy – Integrated	0.4
Healthcare & Pharmaceutical	0.4
Pipelines & Other	0.4
Retailers	0.3
Tobacco	0.3
Chemicals	0.2
Healthcare Insurance	0.2
Metals	0.2
Electric	0.1
Energy – Other	0.1
Railroads	0.1

102.7
Liabilities in excess of other assets	(2.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$183,517	*	—	$—
Interest rate contracts	Unrealized appreciation on swap agreements	75,933,895		Unrealized depreciation on swap agreements	31,260,011

Total		$76,117,412			$31,260,011

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST BOND PORTFOLIO 2021 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$165,300	$(138,204)	$(2,717,548)	$23,724,756	$21,034,304

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$454,636	$(5,240,029)	$(4,785,393)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$27,478,651	$68,234,189	$1,501,997,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST BOND PORTFOLIO 2021 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $24,121,469:
Unaffiliated investments (cost $305,092,788)	$324,212,769
Affiliated investments (cost $67,163,485)	67,163,485
Cash	18,746
Unrealized appreciation on swap agreements	75,933,895
Receivable for investments sold	6,923,296
Dividends and interest receivable	1,218,553
Due from broker-variation margin	67,885
Receivable for fund share sold	25,214
Tax reclaim receivable	10,777
Prepaid expenses	3,233

Total Assets	475,577,853

LIABILITIES:
Payable for investments purchased	37,860,342
Unrealized depreciation on swap agreements	31,260,011
Payable to broker for collateral for securities on loan	24,769,464
Advisory fees payable	208,680
Payable for fund share repurchased	193,584
Accrued expenses and other liabilities	53,088
Shareholder servicing fees payable	31,144
Affiliated transfer agent fee payable	478

Total Liabilities	94,376,791

NET ASSETS	$381,201,062

Net assets were comprised of:
Paid-in capital	$283,362,124
Retained earnings.	97,838,938

Net assets, December 31, 2012	$381,201,062

Net asset value and redemption price per share, $381,201,062 / 27,236,480 outstanding shares of beneficial interest	$14.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$7,703,663
Affiliated dividend income	146,633
Affiliated income from securities lending, net	48,561

7,898,857

EXPENSES
Advisory fees	3,008,346
Shareholder servicing fees and expenses	469,635
Custodian and accounting fees	88,000
Audit fee	41,000
Trustees’ fees	16,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	4,000
Miscellaneous	8,333

Total expenses	3,664,314
Less: shareholder servicing fee waiver	(33,927)
Net expenses	3,630,387

NET INVESTMENT INCOME	4,268,470

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	8,698,453
Futures transactions	(2,717,548)
Swap agreement transactions	23,724,756
Options written transactions	(138,204)

29,567,457

Net change in unrealized appreciation (depreciation) on:
Investments	3,476,701
Futures	454,636
Swap agreements	(5,240,029)

(1,308,692)

NET GAIN ON INVESTMENTS	28,258,765

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,527,235

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,268,470	$3,482,232
Net realized gain on investment transactions	29,567,457	13,406,872
Net change in unrealized appreciation (depreciation) on investments	(1,308,692)	67,086,959

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	32,527,235	83,976,063

DISTRIBUTIONS	(12,704,602)	(397,114)

FUND SHARE TRANSACTIONS:
Fund share sold [5,427,475 and 76,275,255 shares, respectively]	73,494,281	930,518,324
Fund share issued in reinvestment of distributions [931,422 and 33,740 shares, respectively]	12,704,602	397,114
Fund share repurchased [27,595,245 and 42,833,154 shares, respectively]	(377,543,879)	(529,921,758)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(291,344,996)	400,993,680

TOTAL INCREASE (DECREASE) IN NET ASSETS	(271,522,363)	484,572,629
NET ASSETS:
Beginning of year	652,723,425	168,150,796

End of year	$381,201,062	$652,723,425

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST BOND PORTFOLIO 2022

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 87.8% ASSET-BACKED SECURITIES — 9.0%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Ally Auto Receivables Trust, Series 2012-1, Class A3	Aaa	0.930%		02/16/16	$1,550	$1,559,670
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	Aaa	0.510%		12/22/14	1,300	1,301,052
American Express Credit Account Master Trust, Series 2011-1, Class A	Aaa	0.379%	(c)	04/15/17	1,000	1,002,169
American Express Credit Account Master Trust, Series 2012-3, Class A	AAA(d)	0.359%	(c)	03/15/18	3,800	3,806,867
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%		10/08/15	373	374,150
BA Credit Card Trust, Series A11, Class A11	Aaa	0.239%	(c)	04/15/16	100	100,030
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%		06/15/16	1,000	1,004,434
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.959%	(c)	03/15/16	2,900	3,001,332
Bank One Issuance Trust, Series 2004-A3, Class A3	Aaa	0.379%	(c)	02/15/17	100	100,178
BMW Vehicle Lease Trust, Series 2012-1, Class A2	Aaa	0.590%		06/20/14	1,975	1,976,273
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14	523	523,474
Chase Issuance Trust, Series A8, Class A8	AAA(d)	0.540%		10/16/17	2,100	2,098,150
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8	Aaa	5.650%		09/20/19	100	121,123
Discover Card Master Trust, Series 2012-A1, Class A1	Aaa	0.810%		08/15/17	1,500	1,511,313
Discover Card Master Trust, Series 2012-A3, Class A3	Aaa	0.860%		11/15/17	2,300	2,314,911
Discover Card Master Trust, Series 2012-A5, Class A5	Aaa	0.409%	(c)	01/15/18	800	800,901
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%		09/15/13	27	26,681
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%		01/15/14	451	451,973
Ford Credit Auto Lease Trust, Series 2012-A, Class A2	Aaa	0.630%		04/15/14	428	428,172
Ford Credit Auto Lease Trust, Series 2012-B, Class A2	Aaa	0.540%		11/15/14	2,300	2,301,585
Ford Credit Auto Owner Trust, Series 2012-B, Class A3	AAA(d)	0.720%		12/15/16	500	501,917
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	Aaa	0.651%	(c)	10/20/17	1,800	1,804,057
GE Equipment Midticket LLC, Series 2012-1, Class A2	AAA(d)	0.470%		01/22/15	2,400	2,400,732
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%		11/21/14	1,700	1,703,155
GE Equipment Transportation LLC, Series 2012-1, Class A2	Aaa	0.770%		09/22/14	373	373,162
Harley-Davidson Motorcycle Trust, Series 2011-1, Class A2B	Aaa	0.409%	(c)	10/15/14	34	34,055
Harley-Davidson Motorcycle Trust, Series 2011-2, Class A2	Aaa	0.710%		05/15/15	479	479,745
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%		04/21/14	483	483,520
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	Aaa	0.770%		01/15/16	550	552,594

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Macquarie Equipment Funding Trust, Series 2011-A, Class A2, 144A	Aaa	1.210%		09/20/13	$259	$259,192
Mercedes-Benz Auto Lease Trust, Series 2012-A, Class A2	AAA(d)	0.660%		04/15/14	819	819,293
Nissan Auto Lease Trust, Series 2011-A, Class A2B	Aaa	0.389%	(c)	01/15/14	48	47,517
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3	Aaa	0.730%		05/15/16	1,450	1,457,307
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%		05/15/15	703	704,391
World Omni Auto Receivables Trust, Series 2011-B, Class A2	Aaa	0.650%		08/15/14	413	413,088
World Omni Auto Receivables Trust, Series 2012-B, Class A2	AAA(d)	0.430%		11/16/15	2,500	2,499,795
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	Aaa	0.710%		01/15/15	1,500	1,502,211

TOTAL ASSET-BACKED SECURITIES (cost $40,810,009)						40,840,169

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.6%
Bear Stearns Commercial Mortgage Securities, Series PW11, Class A4	AAA(d)	5.452%	(c)	03/11/39	100	112,830
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47	750	801,990
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	Aaa	5.617%		10/15/48	2,000	2,298,684
FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2	AA+(d)	4.186%		12/25/20	2,000	2,318,520
FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2	AA+(d)	3.974%		01/25/21	3,400	3,894,676
FHLMC Multifamily Structured Pass Through Certificates, Series K023, Class A2	AA+(d)	2.307%		08/25/22	3,500	3,523,629
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39	600	619,215
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AAA(d)	5.553%		04/10/38	400	450,336
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	610	703,598
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4	Aaa	4.918%		10/15/42	100	108,573
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.797%	(c)	06/15/49	1,118	1,153,114
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	Aaa	2.475%		12/15/47	1,800	1,838,146
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	AAA(d)	5.684%	(c)	05/12/39	160	183,540
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%		08/12/43	700	810,678
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4	AAA(d)	5.482%	(c)	02/12/39	50	56,356
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%		05/10/63	2,745	2,931,891
Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class A3	Aaa	5.558%		03/15/45	100	113,235
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	Aaa	6.011%	(c)	06/15/45	800	928,175
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%		11/15/48	660	758,957

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	Aaa	5.921%	(c)	02/15/51	$1,510	$1,771,564

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $24,877,973)						25,377,707

CORPORATE BONDS — 9.1%
Aerospace & Defense
Precision Castparts Corp., Sr. Unsec’d. Notes	A2	2.500%		01/15/23	235	236,506

Banking — 3.8%
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%		12/02/22	230	229,084
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.700%		01/24/22	960	1,154,447
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.000%		09/01/17	150	175,652
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%		07/15/21	200	230,632
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.500%		01/14/22	1,035	1,154,754
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%		05/22/19	125	168,080
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%		07/27/21	450	512,989
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.375%		03/15/20	75	85,952
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.750%		01/24/22	615	727,060
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.000%		03/30/22	250	273,716
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.875%		01/14/22	250	290,142
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%		08/17/15	7,250	7,283,596
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	3.250%		09/23/22	825	849,569
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%		08/15/21	200	223,647
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%		04/23/19	125	154,220
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.750%		01/25/21	150	171,305
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%		01/26/20	125	140,224
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%		07/28/21	375	425,765
Royal Bank of Canada (Canada), Covered Notes	Aaa	0.625%		12/04/15	2,515	2,508,562
Wachovia Corp., Sr. Unsec’d. Notes	A2	5.750%		02/01/18	200	239,608

						16,999,004

Cable — 0.2%
Comcast Corp., Gtd. Notes	Baa1	3.125%		07/15/22	450	468,826
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.800%		03/15/22	420	433,295

						902,121

Capital Goods — 0.4%
Honeywell International, Inc., Sr. Unsec’d. Notes	A2	4.250%		03/01/21	100	116,895
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.150%		10/15/21	65	68,544
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	3.900%		07/12/21	200	223,068
United Technologies Corp., Sr. Unsec’d. Notes	A2	3.100%		06/01/22	1,065	1,127,822
Waste Management, Inc., Gtd. Notes	Baa3	2.600%		09/01/16	40	41,903
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875%		10/01/21	140	158,946

						1,737,178

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Chemicals — 0.4%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	3.150%	10/01/22	$150	$149,049
CF Industries, Inc., Gtd. Notes	Baa3	7.125%	05/01/20	600	755,123
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	3.000%	11/15/22	550	548,776
Ecolab, Inc., Sr. Unsec’d. Notes	Baa1	4.350%	12/08/21	175	195,332
EI du Pont de Nemours & Co., Sr. Unsec’d. Notes	A2	4.250%	04/01/21	175	200,829

					1,849,109

Electric
NextEra Energy Capital Holdings, Inc., Gtd. Notes	Baa1	4.500%	06/01/21	125	138,884

Energy - Integrated — 0.5%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	70	74,308
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	130	138,675
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.245%	05/06/22	300	316,052
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	105	121,008
Chevron Corp., Sr. Unsec’d. Notes	Aa1	2.355%	12/05/22	420	420,689
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa1	6.100%	06/01/18	950	1,158,827

					2,229,559

Energy - Other — 0.7%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	3.600%	04/30/22	1,000	1,044,440
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	3.250%	05/15/22	500	521,846
National Oilwell Varco, Inc., Sr. Unsec’d. Notes	A2	2.600%	12/01/22	1,045	1,059,670
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150%	12/15/21	245	270,465
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A1	3.125%	02/15/22	200	212,737
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	150	165,298

					3,274,456

Foods — 0.2%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	5.375%	01/15/20	100	121,703
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	7.750%	01/15/19	125	166,952
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	5.375%	02/10/20	104	124,874
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	96	115,897
SABMiller Holdings, Inc., Gtd. Notes, 144A	Baa1	3.750%	01/15/22	245	264,559

					793,985

Healthcare & Pharmaceutical — 0.5%
AbbVie, Inc., Gtd. Notes, 144A(h)	Baa1	2.000%	11/06/18	1,150	1,164,864
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	100	110,784
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	4.400%	12/01/21	385	438,886
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes	A1	2.850%	05/08/22	360	373,915
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	Baa1	3.600%	08/15/21	55	58,494

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Healthcare & Pharmaceutical (continued)
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	3.250%	10/01/22	$215	$219,482

					2,366,425

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	2.750%	11/15/22	575	570,266
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	06/01/21	125	138,857
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	125	145,625
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	3.300%	01/15/23	235	241,111

					1,095,859

Insurance — 0.6%
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	06/01/22	455	519,438
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	140	165,508
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.200%	03/15/22	320	343,309
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21	350	406,393
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	125	163,876
Principal Financial Group, Inc., Gtd. Notes	A3	3.125%	05/15/23	525	521,262
Principal Financial Group, Inc., Gtd. Notes	A3	3.300%	09/15/22	185	187,669
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	A1	2.875%	12/06/22	175	175,133
WR Berkley Corp., Sr. Unsec’d. Notes	Baa2	4.625%	03/15/22	245	262,602

					2,745,190

Media & Entertainment — 0.4%
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	200	223,299
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	200	224,668
Time Warner, Inc., Gtd. Notes	Baa2	4.000%	01/15/22	30	32,840
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	50	58,403
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	3.125%	06/15/22	465	476,067
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN	A2	2.350%	12/01/22	645	650,924

					1,666,201

Non-Captive Finance — 0.3%
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	3.150%	09/07/22	715	730,510
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	4.625%	01/07/21	45	51,043
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.650%	10/17/21	60	68,462
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN	A1	6.000%	08/07/19	75	91,242
General Electric Capital Corp., Sub. Notes	A2	5.300%	02/11/21	250	290,196

					1,231,453

Paper — 0.1%
International Paper Co., Sr. Unsec’d. Notes	Baa3	4.750%	02/15/22	290	328,145

Pipelines & Other — 0.1%
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	3.950%	09/01/22	175	187,120
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.000%	11/15/21	60	64,176
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.125%	11/15/20	150	162,882

					414,178

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Railroads — 0.1%
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	Baa3	4.500%	01/15/22	$200	$222,145
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	150	182,839

					404,984

Real Estate Investment Trusts
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%	01/30/17	65	68,587
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125%	05/30/18	65	79,177

					147,764

Retailers — 0.4%
Costco Wholesale Corp., Sr. Unsec’d. Notes	A1	1.125%	12/15/17	1,595	1,605,682
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/21	100	116,134

					1,721,816

Telecommunications — 0.2%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	210	218,270
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.875%	08/15/21	305	339,925
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21	200	233,444

					791,639

Tobacco
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	50	69,996

TOTAL CORPORATE BONDS (cost $39,476,103)					41,144,452

NON-CORPORATE FOREIGN AGENCIES — 1.4%
Caisse d’Amortissement de la Dette Sociale (France), Sr. Unsec’d. Notes, 144A	Aa1	2.375%	03/31/16	370	386,095
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	1,710	1,781,478
Statoil ASA (Norway), Gtd. Notes	Aa2	2.450%	01/17/23	440	438,970
Westpac Banking Corp. (Australia), Covered Notes, 144A	Aaa	1.250%	12/15/17	3,765	3,760,106

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $6,274,509)					6,366,649

SOVEREIGNS — 2.3%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	Aaa	1.375%	03/07/14	710	719,102
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	Aa1	4.250%	09/03/13	904	926,636
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, 144A	AA+(d)	2.875%	09/15/14	1,100	1,138,966
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%	02/14/17	985	992,978
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	Aaa	0.625%	05/22/15	720	724,183
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	Aaa	2.250%	03/17/16	680	716,409
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	Aaa	0.375%	05/18/15	710	709,908

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGNS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	NR	0.250%		09/12/15	$710	$705,648
Province of British Columbia (Canada), Sr. Unsec’d. Notes	Aaa	2.000%		10/23/22	3,705	3,651,011

TOTAL SOVEREIGNS (cost $10,331,823)						10,284,841

U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.6%
Federal Farm Credit Bank(k)		1.625%		11/19/14	500	512,715
Federal Home Loan Banks		0.500%		11/20/15	3,090	3,101,637
Federal Home Loan Banks		1.000%		06/21/17	1,545	1,562,624
Federal Home Loan Banks(k)		1.375%		05/28/14	7,500	7,628,242
Federal Home Loan Mortgage Corp.		0.375%		11/27/13	10,060	10,077,685
Federal Home Loan Mortgage Corp.		0.625%		12/29/14	9,575	9,636,874
Federal Home Loan Mortgage Corp.		0.750%		01/12/18	2,045	2,031,149
Federal Home Loan Mortgage Corp.		1.000%		09/29/17	6,040	6,103,462
Federal Home Loan Mortgage Corp.		1.250%		08/01/19	13,630	13,648,864
Federal Home Loan Mortgage Corp.		1.250%		10/02/19	7,335	7,313,538
Federal Home Loan Mortgage Corp.		2.375%		01/13/22	21,535	22,497,076
Federal National Mortgage Association		0.875%		12/20/17	2,975	2,980,810
Federal National Mortgage Association		2.750%		03/13/14	500	515,192
Financing Corp. FICO Strips Principal, Series D-P		1.600%	(s)	09/26/19	1,500	1,348,230
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		2.390%	(s)	03/15/22	170	139,006
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%		09/18/23	15,250	20,102,520
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%		12/04/23	150	198,396
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%		04/26/24	4,830	6,392,370
Residual Funding Corp. Strips Principal		1.500%	(s)	10/15/19	6,555	5,940,469
Residual Funding Corp. Strips Principal		1.720%	(s)	07/15/20	5,735	5,069,058
Resolution Funding Corp. Interest Strip		2.100%	(s)	10/15/21	4,570	3,848,507
Resolution Funding Corp. Interest Strip		2.310%	(s)	01/15/22	1,700	1,403,297
Tennessee Valley Authority, Sr. Unsec’d. Notes		3.875%		02/15/21	13,470	15,631,288

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $143,374,004)						147,683,009

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 8.8%
Federal Home Loan Mortgage Corp.		3.500%		06/01/42	19,155	20,427,189
Federal National Mortgage Association		3.500%		TBA	2,500	2,665,332
Federal National Mortgage Association		3.500%		TBA	500	532,129
Government National Mortgage Association		4.000%		04/20/39-12/20/40	14,796	16,212,024

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $39,054,938)						39,836,674

U.S. TREASURY OBLIGATIONS — 19.0%
U.S. Treasury Bonds		2.750%		08/15/42	900	869,062
U.S. Treasury Bonds		2.750%		11/15/42	2,460	2,370,057
U.S. Treasury Notes		0.625%		11/30/17	560	558,119
U.S. Treasury Notes		0.750%		08/15/13	32,500	32,621,875
U.S. Treasury Notes		0.750%		12/15/13	14,165	14,240,244
U.S. Treasury Notes		0.750%		12/31/17	13,015	13,036,358
U.S. Treasury Notes		1.625%		11/15/22	6,920	6,844,309
U.S. Treasury Notes		1.750%		03/31/14	120	122,283
U.S. Treasury Notes		4.500%		11/15/15	980	1,095,762
U.S. Treasury Notes		4.750%		05/15/14	4,320	4,586,626
U.S. Treasury Strips Coupon		2.260%	(n)	02/15/25	755	574,404
U.S. Treasury Strips Coupon		2.610%	(n)	05/15/25	900	677,713
U.S. Treasury Strips Coupon(k)		2.930%	(n)	11/15/26	385	272,665

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Strips Principal	0.300%	(s)	11/15/15	$700	$693,939
U.S. Treasury Strips Principal	2.160%	(s)	11/15/24	9,500	7,362,528

TOTAL U.S. TREASURY OBLIGATIONS (cost $85,849,319)					85,925,944

TOTAL LONG-TERM INVESTMENTS (cost $390,048,678)					397,459,445

				Shares
SHORT-TERM INVESTMENT — 7.8%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $35,565,190)(Note 4)(w)				35,565,190	35,565,190

TOTAL INVESTMENTS — 95.6% (cost $425,613,868)					433,024,635
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 4.4%					19,876,113

NET ASSETS — 100.0%					$452,900,748

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
FHLMC	Federal Home Loan Mortgage Association
FICO	Financing Corp.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s Rating.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Position:
716	5 Year U.S. Treasury Notes	Mar. 2013	$89,235,478	$89,080,469	$(155,009)

Short Positions:
118	90 Day Euro Dollar	Mar. 2013	29,412,627	29,411,500	1,127
23	2 Year U.S. Treasury Notes	Mar. 2013	5,068,823	5,070,781	(1,958)
149	10 Year U.S. Treasury Notes	Mar. 2013	19,881,766	19,784,406	97,360
192	U.S. Long Bond	Mar. 2013	28,805,857	28,320,000	485,857

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Short Positions (continued)
18	U.S. Ultra Bond	Mar. 2013	$2,990,491	$2,926,688	$63,803

					646,189

					$491,180

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$1,665	09/01/13	0.502%	3 month LIBOR(2)	$(4,416)	$—	$(4,416)	Barclays Bank PLC
10,415	10/30/13	0.563%	3 month LIBOR(2)	(25,524)	—	(25,524)	Morgan Stanley Capital Services
7,650	05/28/14	0.580%	3 month LIBOR(2)	(27,304)	—	(27,304)	Barclays Bank PLC
10,600	08/15/14	0.620%	3 month LIBOR(2)	(65,842)	—	(65,842)	Barclays Bank PLC
7,855	08/27/14	0.630%	3 month LIBOR(2)	(50,036)	—	(50,036)	Barclays Bank PLC
7,855	08/28/14	0.630%	3 month LIBOR(2)	(49,949)	—	(49,949)	Barclays Bank PLC
1,000	09/12/14	0.656%	3 month LIBOR(2)	(6,869)	—	(6,869)	Barclays Bank PLC
1,400	09/19/14	0.669%	3 month LIBOR(2)	(9,972)	—	(9,972)	JPMorgan Chase Bank
4,400	09/27/14	0.401%	3 month LIBOR(1)	7,748	—	7,748	Barclays Bank PLC
1,970	09/27/14	0.650%	3 month LIBOR(2)	(13,284)	—	(13,284)	Citibank N.A.
5,905	10/28/14	0.809%	3 month LIBOR(2)	(52,739)	—	(52,739)	Barclays Bank PLC
2,250	10/28/14	0.816%	3 month LIBOR(2)	(20,405)	—	(20,405)	Barclays Bank PLC
590	12/04/14	0.371%	3 month LIBOR(2)	10	—	10	Morgan Stanley Capital Services
30,000	08/29/15	0.531%	3 month LIBOR(2)	(118,290)	—	(118,290)	Bank of Nova Scotia
4,950	09/28/15	0.491%	3 month LIBOR(1)	12,326	—	12,326	Credit Suisse International
740	09/28/15	0.918%	3 month LIBOR(2)	(11,265)	—	(11,265)	Barclays Bank PLC
5,950	10/04/15	0.445%	3 month LIBOR(2)	(834)	—	(834)	Bank of Nova Scotia
900	10/06/15	0.998%	3 month LIBOR(2)	(14,962)	—	(14,962)	Citibank N.A.
230	08/04/16	1.528%	3 month LIBOR(2)	(9,169)	—	(9,169)	Citibank N.A.
4,900	08/15/16	1.285%	3 month LIBOR(2)	(146,721)	—	(146,721)	Barclays Bank PLC
870	08/22/16	1.168%	3 month LIBOR(2)	(21,872)	—	(21,872)	Morgan Stanley Capital Services
35,415	08/31/16	0.934%	3 month LIBOR(1)	558,198	—	558,198	Credit Suisse International
17,250	08/31/16	0.978%	3 month LIBOR(2)	(302,297)	—	(302,297)	JPMorgan Chase Bank
17,250	08/31/16	0.975%	3 month LIBOR(2)	(299,896)	—	(299,896)	JPMorgan Chase Bank
22,830	11/30/16	0.913%	3 month LIBOR(2)	(268,314)	—	(268,314)	JPMorgan Chase Bank
18,640	11/30/16	0.936%	3 month LIBOR(2)	(235,200)	—	(235,200)	JPMorgan Chase Bank
18,640	11/30/16	0.935%	3 month LIBOR(2)	(234,712)	—	(234,712)	JPMorgan Chase Bank
35,200	12/02/16	1.310%	3 month LIBOR(2)	(965,626)	—	(965,626)	Barclays Bank PLC
2,640	12/06/16	1.388%	3 month LIBOR(2)	(80,183)	—	(80,183)	Barclays Bank PLC
1,490	12/30/16	1.328%	3 month LIBOR(1)	40,856	—	40,856	Citibank N.A.
2,310	01/03/17	1.311%	3 month LIBOR(2)	(74,500)	—	(74,500)	Citibank N.A.
3,610	01/26/17	1.215%	3 month LIBOR(1)	98,705	—	98,705	Bank of Nova Scotia
13,375	01/31/17	1.055%	3 month LIBOR(1)	268,414	—	268,414	Bank of Nova Scotia
11,415	02/28/17	0.680%	3 month LIBOR(1)	5,583	—	5,583	Citibank N.A.
7,500	05/25/17	1.090%	3 month LIBOR(1)	128,423	—	128,423	Bank of Nova Scotia
5,000	08/17/17	0.978%	3 month LIBOR(1)	65,798	—	65,798	Bank of Nova Scotia
2,300	08/20/17	1.010%	3 month LIBOR(1)	33,626	—	33,626	Bank of Nova Scotia
6,300	08/28/17	0.873%	3 month LIBOR(1)	47,528	—	47,528	Bank of Nova Scotia
31,300	09/10/17	0.845%	3 month LIBOR(2)	(178,568)	—	(178,568)	Morgan Stanley Capital Services
2,325	09/25/17	0.820%	3 month LIBOR(2)	(9,169)	—	(9,169)	Bank of Nova Scotia
4,900	10/26/17	0.861%	3 month LIBOR(1)	19,280	—	19,280	Credit Suisse International
2,700	11/06/17	0.844%	3 month LIBOR(2)	(6,967)	—	(6,967)	Citibank N.A.
6,900	11/09/17	0.774%	3 month LIBOR(2)	6,665	—	6,665	Bank of Nova Scotia
3,750	11/13/17	0.778%	3 month LIBOR(1)	(3,646)	—	(3,646)	Morgan Stanley Capital Services
5,300	11/19/17	0.770%	3 month LIBOR(2)	8,592	—	8,592	Bank of Nova Scotia
8,700	11/20/17	0.770%	3 month LIBOR(2)	14,241	—	14,241	Bank of Nova Scotia
4,900	11/21/17	0.770%	3 month LIBOR(1)	(8,223)	—	(8,223)	Bank of Nova Scotia

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$10,745	12/05/17	0.758%	3 month LIBOR(1)	$(30,763)	$—	$(30,763)	Morgan Stanley Capital Services
5,600	12/05/17	0.758%	3 month LIBOR(1)	(16,033)	—	(16,033)	Morgan Stanley Capital Services
3,800	12/28/17	0.886%	3 month LIBOR(1)	9,745	—	9,745	Barclays Bank PLC
270	05/15/18	2.318%	3 month LIBOR(1)	20,614	—	20,614	JPMorgan Chase Bank
1,200	08/09/18	2.136%	3 month LIBOR(1)	86,180	—	86,180	Bank of America N.A.
8,750	08/15/18	1.890%	3 month LIBOR(2)	(498,639)	—	(498,639)	Barclays Bank PLC
1,070	08/30/18	1.850%	3 month LIBOR(1)	57,800	—	57,800	Morgan Stanley Capital Services
700	08/31/18	1.893%	3 month LIBOR(2)	(39,635)	—	(39,635)	Barclays Bank PLC
1,800	09/02/18	1.813%	3 month LIBOR(2)	(92,774)	—	(92,774)	Bank of America N.A.
910	09/21/18	1.673%	3 month LIBOR(2)	(38,518)	—	(38,518)	Barclays Bank PLC
1,880	10/11/18	1.770%	3 month LIBOR(1)	86,578	—	86,578	JPMorgan Chase Bank
1,940	10/21/18	1.908%	3 month LIBOR(2)	(104,023)	—	(104,023)	Barclays Bank PLC
2,795	11/08/18	1.738%	3 month LIBOR(2)	(118,995)	—	(118,995)	Citibank N.A.
30,000	11/30/18	1.823%	3 month LIBOR(2)	(1,390,927)	—	(1,390,927)	Barclays Bank PLC
4,000	12/08/18	1.803%	3 month LIBOR(2)	(178,785)	—	(178,785)	Barclays Bank PLC
2,720	12/14/18	1.709%	3 month LIBOR(2)	(105,775)	—	(105,775)	Barclays Bank PLC
10,200	01/04/19	1.663%	3 month LIBOR(2)	(432,677)	—	(432,677)	Barclays Bank PLC
1,485	01/12/19	1.699%	3 month LIBOR(2)	(65,673)	—	(65,673)	Citibank N.A.
2,120	01/17/19	1.603%	3 month LIBOR(2)	(80,283)	—	(80,283)	Barclays Bank PLC
3,265	02/03/19	1.448%	3 month LIBOR(2)	(88,214)	—	(88,214)	Bank of Nova Scotia
21,500	02/13/19	1.618%	3 month LIBOR(2)	(800,150)	—	(800,150)	Barclays Bank PLC
4,000	02/16/19	1.580%	3 month LIBOR(1)	138,490	—	138,490	Citibank N.A.
5,300	02/21/19	1.643%	3 month LIBOR(2)	(203,172)	—	(203,172)	JPMorgan Chase Bank
1,605	02/21/19	1.573%	3 month LIBOR(2)	(54,388)	—	(54,388)	Citibank N.A.
2,110	03/05/19	1.643%	3 month LIBOR(2)	(79,559)	—	(79,559)	Bank of Nova Scotia
17,330	03/27/19	1.829%	3 month LIBOR(2)	(836,726)	—	(836,726)	Barclays Bank PLC
23,750	03/30/19	1.732%	3 month LIBOR(2)	(996,891)	—	(996,891)	Bank of Nova Scotia
14,350	06/20/19	1.306%	3 month LIBOR(2)	(129,725)	—	(129,725)	Bank of Nova Scotia
7,600	07/18/19	1.186%	3 month LIBOR(2)	(36,326)	—	(36,326)	Bank of Nova Scotia
7,415	07/23/19	1.220%	3 month LIBOR(2)	(50,409)	—	(50,409)	Bank of Nova Scotia
7,300	07/31/19	1.176%	3 month LIBOR(2)	(24,233)	—	(24,233)	Bank of Nova Scotia
4,300	08/01/19	1.229%	3 month LIBOR(2)	(29,196)	—	(29,196)	Bank of Nova Scotia
16,750	08/06/19	1.211%	3 month LIBOR(2)	(87,674)	—	(87,674)	Bank of Nova Scotia
4,000	08/08/19	1.271%	3 month LIBOR(2)	(36,939)	—	(36,939)	Credit Suisse International
33,000	08/29/19	1.299%	3 month LIBOR(2)	(324,315)	—	(324,315)	Bank of Nova Scotia
2,950	10/02/19	1.188%	3 month LIBOR(2)	2,235	—	2,235	Bank of Nova Scotia
2,520	10/02/19	1.189%	3 month LIBOR(2)	1,693	—	1,693	Bank of Nova Scotia
5,000	10/09/19	1.221%	3 month LIBOR(2)	(5,541)	—	(5,541)	Morgan Stanley Capital Services
3,200	10/11/19	1.220%	3 month LIBOR(2)	(2,886)	—	(2,886)	Bank of Nova Scotia
3,600	10/19/19	1.264%	3 month LIBOR(2)	(12,012)	—	(12,012)	Barclays Bank PLC
17,400	10/29/19	1.376%	3 month LIBOR(2)	(181,568)	—	(181,568)	Barclays Bank PLC
20,800	10/30/19	1.311%	3 month LIBOR(2)	(124,753)	—	(124,753)	Barclays Bank PLC
4,400	10/31/19	1.265%	3 month LIBOR(2)	(12,317)	—	(12,317)	Citibank N.A.
8,800	11/02/19	1.253%	3 month LIBOR(1)	14,306	—	14,306	Citibank N.A.
6,130	11/15/19	1.334%	3 month LIBOR(2)	(16,631)	—	(16,631)	Citibank N.A.
3,300	11/28/19	1.208%	3 month LIBOR(2)	10,048	—	10,048	Barclays Bank PLC
3,000	11/29/19	1.200%	3 month LIBOR(1)	(10,832)	—	(10,832)	Morgan Stanley Capital Services
8,100	12/03/19	1.179%	3 month LIBOR(2)	42,787	—	42,787	Bank of Nova Scotia
2,000	12/04/19	1.160%	3 month LIBOR(2)	13,265	—	13,265	Barclays Bank PLC
5,200	12/11/19	1.135%	3 month LIBOR(2)	45,546	—	45,546	Barclays Bank PLC
4,500	12/12/19	1.153%	3 month LIBOR(2)	34,342	—	34,342	Bank of Nova Scotia
200	06/08/21	4.640%	3 month LIBOR(1)	21,815	—	21,815	Morgan Stanley Capital Services
500	07/26/21	3.068%	3 month LIBOR(1)	67,250	—	67,250	Morgan Stanley Capital Services
100	07/28/21	3.085%	3 month LIBOR(1)	13,595	—	13,595	Bank of America N.A.
910	08/04/21	2.803%	3 month LIBOR(1)	100,917	—	100,917	Barclays Bank PLC
26,750	08/09/21	2.579%	3 month LIBOR(1)	2,442,127	—	2,442,127	Morgan Stanley Capital Services
170	08/09/21	2.625%	3 month LIBOR(2)	(16,196)	—	(16,196)	Citibank N.A.
37,400	08/11/21	2.590%	3 month LIBOR(1)	3,445,081	—	3,445,081	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$1,795	08/18/21	2.408%	3 month LIBOR(2)	$(136,211)	$	—	$(136,211)	Citibank N.A.
1,025	08/19/21	2.280%	3 month LIBOR(2)	(66,501)		—	(66,501)	Bank of America N.A.
3,000	08/24/21	2.253%	3 month LIBOR(1)	186,272		—	186,272	Bank of America N.A.
760	08/24/21	2.255%	3 month LIBOR(1)	47,356		—	47,356	Citibank N.A.
2,400	08/25/21	2.283%	3 month LIBOR(1)	155,045		—	155,045	Morgan Stanley Capital Services
1,710	08/25/21	2.222%	3 month LIBOR(2)	(101,543)		—	(101,543)	Bank of America N.A.
8,340	08/31/21	2.343%	3 month LIBOR(1)	582,633		—	582,633	UBS AG
2,900	09/06/21	2.265%	3 month LIBOR(2)	(180,640)		—	(180,640)	UBS AG
660	09/06/21	2.223%	3 month LIBOR(1)	38,701		—	38,701	UBS AG
3,100	09/08/21	2.180%	3 month LIBOR(1)	170,048		—	170,048	Morgan Stanley Capital Services
500	09/13/21	2.171%	3 month LIBOR(2)	(26,863)		—	(26,863)	Bank of America N.A.
1,040	09/14/21	2.160%	3 month LIBOR(1)	54,795		—	54,795	Barclays Bank PLC
2,010	09/15/21	2.166%	3 month LIBOR(1)	106,872		—	106,872	Barclays Bank PLC
840	09/22/21	2.158%	3 month LIBOR(1)	43,602		—	43,602	Barclays Bank PLC
500	09/23/21	2.099%	3 month LIBOR(2)	(23,388)		—	(23,388)	Citibank N.A.
17,495	09/27/21	1.933%	3 month LIBOR(1)	563,317		—	563,317	Citibank N.A.
2,540	09/28/21	2.016%	3 month LIBOR(1)	99,824		—	99,824	Barclays Bank PLC
3,950	09/29/21	2.158%	3 month LIBOR(1)	202,960		—	202,960	Barclays Bank PLC
29,885	10/03/21	2.188%	3 month LIBOR(1)	1,574,992		—	1,574,992	Barclays Bank PLC
690	10/03/21	2.160%	3 month LIBOR(1)	34,736		—	34,736	Morgan Stanley Capital Services
460	10/04/21	2.108%	3 month LIBOR(1)	21,065		—	21,065	Citibank N.A.
15,795	10/06/21	1.965%	3 month LIBOR(1)	528,035		—	528,035	JPMorgan Chase Bank
1,270	10/06/21	2.038%	3 month LIBOR(2)	(50,356)		—	(50,356)	Citibank N.A.
920	10/06/21	2.060%	3 month LIBOR(2)	(38,254)		—	(38,254)	UBS AG
840	10/07/21	2.135%	3 month LIBOR(1)	40,264		—	40,264	Citibank N.A.
1,360	10/11/21	2.265%	3 month LIBOR(2)	(79,933)		—	(79,933)	Citibank N.A.
16,300	10/13/21	2.340%	3 month LIBOR(1)	1,060,781		—	1,060,781	UBS AG
4,985	10/14/21	2.405%	3 month LIBOR(1)	351,820		—	351,820	UBS AG
11,000	11/04/21	2.223%	3 month LIBOR(2)	(586,112)		—	(586,112)	Morgan Stanley Capital Services
8,195	11/22/21	2.175%	3 month LIBOR(1)	391,989		—	391,989	Morgan Stanley Capital Services
50,075	11/25/21	2.148%	3 month LIBOR(1)	2,265,407		—	2,265,407	Morgan Stanley Capital Services
52,565	11/29/21	2.129%	3 month LIBOR(1)	2,278,832		—	2,278,832	JPMorgan Chase Bank
22,300	11/30/21	2.229%	3 month LIBOR(1)	1,157,335		—	1,157,335	JPMorgan Chase Bank
21,800	11/30/21	2.210%	3 month LIBOR(1)	1,095,930		—	1,095,930	Barclays Bank PLC
1,070	12/19/21	2.053%	3 month LIBOR(1)	37,793		—	37,793	Barclays Bank PLC
2,700	12/22/21	2.085%	3 month LIBOR(1)	102,395		—	102,395	Barclays Bank PLC
2,680	01/13/22	1.676%	3 month LIBOR(1)	12,757		—	12,757	Citibank N.A.
2,680	01/13/22	1.660%	3 month LIBOR(2)	(13,907)		—	(13,907)	Citibank N.A.
1,930	01/24/22	2.148%	3 month LIBOR(1)	97,654		—	97,654	Bank of Nova Scotia
2,000	01/25/22	2.171%	3 month LIBOR(1)	105,290		—	105,290	Bank of Nova Scotia
4,850	01/31/22	2.038%	3 month LIBOR(1)	194,788		—	194,788	Citibank N.A.
1,970	02/02/22	1.914%	3 month LIBOR(2)	(56,573)		—	(56,573)	Citibank N.A.
1,965	02/13/22	2.120%	3 month LIBOR(1)	91,321		—	91,321	Bank of Nova Scotia
1,145	02/21/22	2.105%	3 month LIBOR(2)	(50,991)		—	(50,991)	JPMorgan Chase Bank
765	02/21/22	2.100%	3 month LIBOR(2)	(33,723)		—	(33,723)	JPMorgan Chase Bank
1,160	02/23/22	2.117%	3 month LIBOR(2)	(52,738)		—	(52,738)	JPMorgan Chase Bank
1,500	03/02/22	2.010%	3 month LIBOR(1)	53,052		—	53,052	Barclays Bank PLC
6,450	03/09/22	2.045%	3 month LIBOR(1)	245,108		—	245,108	Bank of Nova Scotia
28,400	03/19/22	2.389%	3 month LIBOR(1)	1,937,343		—	1,937,343	Bank of Nova Scotia
2,000	03/21/22	2.325%	3 month LIBOR(1)	124,681		—	124,681	Barclays Bank PLC
3,100	03/23/22	2.368%	3 month LIBOR(1)	204,663		—	204,663	Citibank N.A.
1,300	03/28/22	2.350%	3 month LIBOR(1)	83,271		—	83,271	Barclays Bank PLC
5,000	04/11/22	2.295%	3 month LIBOR(1)	285,476		—	285,476	Barclays Bank PLC
11,600	04/13/22	2.133%	3 month LIBOR(1)	491,075		—	491,075	Bank of Nova Scotia
2,650	05/15/22	1.988%	3 month LIBOR(2)	(70,851)		—	(70,851)	JPMorgan Chase Bank
11,500	05/17/22	1.948%	3 month LIBOR(1)	264,879		—	264,879	Bank of Nova Scotia
13,910	05/18/22	1.951%	3 month LIBOR(1)	323,791		—	323,791	Morgan Stanley Capital Services
7,700	05/18/22	1.898%	3 month LIBOR(2)	(142,046)		—	(142,046)	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$15,000	05/21/22	1.893%	3 month LIBOR(1)	$265,397	$	—	$265,397	Bank of Nova Scotia
30,000	05/22/22	1.846%	3 month LIBOR(1)	404,848		—	404,848	Morgan Stanley Capital Services
12,300	06/07/22	1.771%	3 month LIBOR(1)	68,322		—	68,322	Bank of Nova Scotia
7,100	08/10/22	1.788%	3 month LIBOR(2)	(72,207)		—	(72,207)	Credit Suisse International
3,600	09/18/22	1.874%	3 month LIBOR(1)	55,321		—	55,321	Barclays Bank PLC
3,200	10/05/22	1.696%	3 month LIBOR(1)	(11,429)		—	(11,429)	Barclays Bank PLC
3,400	10/12/22	1.741%	3 month LIBOR(1)	479		—	479	Barclays Bank PLC
3,000	10/16/22	1.721%	3 month LIBOR(1)	(6,248)		—	(6,248)	Barclays Bank PLC
2,700	10/16/22	1.723%	3 month LIBOR(1)	(5,242)		—	(5,242)	Barclays Bank PLC
9,900	10/25/22	1.801%	3 month LIBOR(1)	48,026		—	48,026	Credit Suisse International
5,100	12/04/22	1.664%	3 month LIBOR(2)	57,532		—	57,532	Morgan Stanley Capital Services
29,000	12/31/22	0.000%	3 month LIBOR(1)	107,488		—	107,488	Citibank N.A.
27,500	12/31/22	0.000%	3 month LIBOR(1)	430,080		—	430,080	Barclays Bank PLC
16,300	12/31/22	0.000%	3 month LIBOR(1)	1,603,095		—	1,603,095	Citibank N.A.
5,000	12/31/22	3.001%	3 month LIBOR(1)	804,099		—	804,099	Barclays Bank PLC
4,015	12/31/22	3.510%	3 month LIBOR(1)	951,011		—	951,011	Citibank N.A.
3,500	12/31/22	4.063%	3 month LIBOR(1)	1,135,086		—	1,135,086	Citibank N.A.
2,500	12/31/22	3.843%	3 month LIBOR(1)	758,598		—	758,598	JPMorgan Chase Bank
2,500	12/31/22	3.415%	3 month LIBOR(1)	541,861		—	541,861	Citibank N.A.
2,300	12/31/22	2.422%	3 month LIBOR(1)	194,970		—	194,970	Morgan Stanley Capital Services
2,050	12/31/22	2.412%	3 month LIBOR(2)	(164,297)		—	(164,297)	Morgan Stanley Capital Services
1,900	12/31/22	2.467%	3 month LIBOR(2)	(173,892)		—	(173,892)	Citibank N.A.
1,650	08/24/26	2.720%	3 month LIBOR(1)	112,233		—	112,233	Bank of America N.A.
4,390	09/27/26	2.313%	3 month LIBOR(1)	62,424		—	62,424	Citibank N.A.
4,445	10/05/26	2.410%	3 month LIBOR(1)	110,583		—	110,583	Barclays Bank PLC
3,830	10/06/26	2.312%	3 month LIBOR(1)	48,086		—	48,086	JPMorgan Chase Bank
1,890	11/02/26	2.773%	3 month LIBOR(2)	(128,188)		—	(128,188)	Barclays Bank PLC
27,700	11/30/26	2.550%	3 month LIBOR(1)	1,044,968		—	1,044,968	JPMorgan Chase Bank
1,350	12/21/26	2.388%	3 month LIBOR(2)	(21,204)		—	(21,204)	Barclays Bank PLC
870	02/06/27	2.383%	3 month LIBOR(2)	(19,222)		—	(19,222)	Bank of Nova Scotia
730	02/14/27	2.503%	3 month LIBOR(1)	26,991		—	26,991	Barclays Bank PLC
1,000	02/23/27	2.540%	3 month LIBOR(2)	(41,085)		—	(41,085)	Barclays Bank PLC
2,400	03/30/27	2.674%	3 month LIBOR(2)	(133,321)		—	(133,321)	Bank of Nova Scotia
2,700	04/19/27	2.553%	3 month LIBOR(2)	(100,877)		—	(100,877)	Barclays Bank PLC
1,900	04/23/27	2.544%	3 month LIBOR(2)	(68,240)		—	(68,240)	Barclays Bank PLC
5,550	05/18/27	2.360%	3 month LIBOR(1)	56,410		—	56,410	Morgan Stanley Capital Services
4,500	07/12/27	2.065%	3 month LIBOR(2)	101,656		—	101,656	Barclays Bank PLC
6,720	08/15/28	2.367%	3 month LIBOR(2)	16,409		—	16,409	JPMorgan Chase Bank
340	08/24/41	3.074%	3 month LIBOR(2)	(25,926)		—	(25,926)	Citibank N.A.
340	08/24/41	3.065%	3 month LIBOR(2)	(25,302)		—	(25,302)	Citibank N.A.
345	09/06/41	3.110%	3 month LIBOR(2)	(28,639)		—	(28,639)	UBS AG
345	09/06/41	3.028%	3 month LIBOR(2)	(22,682)		—	(22,682)	UBS AG
360	09/08/41	2.954%	3 month LIBOR(1)	18,062		—	18,062	Barclays Bank PLC
100	09/09/41	3.019%	3 month LIBOR(1)	6,383		—	6,383	Barclays Bank PLC
590	10/11/41	2.719%	3 month LIBOR(2)	1,308		—	1,308	JPMorgan Chase Bank
630	10/17/41	2.905%	3 month LIBOR(1)	22,796		—	22,796	Barclays Bank PLC
900	12/12/41	2.685%	3 month LIBOR(1)	(12,363)		—	(12,363)	Citibank N.A.
845	12/20/41	2.614%	3 month LIBOR(2)	24,560		—	24,560	Citibank N.A.
680	12/20/41	2.615%	3 month LIBOR(1)	(19,588)		—	(19,588)	Barclays Bank PLC
515	01/10/42	2.718%	3 month LIBOR(1)	1,873		—	1,873	Barclays Bank PLC
545	01/11/42	2.710%	3 month LIBOR(1)	1,078		—	1,078	Citibank N.A.
1,060	01/12/42	2.773%	3 month LIBOR(2)	(16,094)		—	(16,094)	Citibank N.A.
860	02/09/42	2.840%	3 month LIBOR(1)	23,588		—	23,588	Barclays Bank PLC

				$21,306,393	$	—	$21,306,393

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$40,840,169	$—
Commercial Mortgage-Backed Securities	—	25,377,707	—
Corporate Bonds	—	41,144,452	—
Non-Corporate Foreign Agencies	—	6,366,649	—
Sovereigns	—	10,284,841	—
U.S. Government Agency Obligations	—	147,683,009	—
U.S. Government Mortgage-Backed Securities	—	39,836,674	—
U.S. Treasury Obligations	—	85,925,944	—
Affiliated Money Market Mutual Fund	35,565,190	—	—
Other Financial Instruments*
Futures Contracts	491,180	—	—
Interest Rate Swaps	—	21,306,393	—

Total	$36,056,370	$418,765,838	$—

Interest Rate Swaps
Balance as of 12/31/11	$5,081,235
Realized gain (loss)	— **
Change in unrealized appreciation (depreciation)***	(1,885,991)
Purchases	—
Sales	—
Accrued discount/premium	—
Transfers into Level 3	—
Transfers out of Level 3	(3,195,244)

Balance as of 12/31/12	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	The realized gain during the reporting period for other financial instruments was $1,833,045.
***	Of which, $0 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as the beginning of period. At the reporting period end, there were 8 Interest Rate Swaps transferred from Level 3 into Level 2 as a result of the swaps no longer being fair valued in accordance with the Board of Trustees’ approval.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Government Agency Obligations	32.6%
U.S. Treasury Obligations	19.0
Asset-Backed Securities	9.0
U.S. Government Mortgage-Backed Securities	8.8
Affiliated Money Market Mutual Fund	7.8
Commercial Mortgage-Backed Securities	5.6
Banking	3.8
Sovereigns	2.3
Non-Corporate Foreign Agencies	1.4
Energy – Other	0.7
Insurance	0.6
Energy – Integrated	0.5
Healthcare & Pharmaceutical	0.5
Capital Goods	0.4

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST BOND PORTFOLIO 2022 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Industry table continued
Chemicals	0.4%
Media & Entertainment	0.4
Retailers	0.4
Non-Captive Finance	0.3
Cable	0.2
Foods	0.2
Healthcare Insurance	0.2
Telecommunications	0.2
Paper	0.1
Pipelines & Other	0.1
Railroads	0.1

95.6
Other assets in excess of liabilities	4.4

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker — variation margin	$648,147	*	Due from broker — variation margin	$156,967	*
Interest rate contracts	Unrealized appreciation on swap agreements	34,783,976		Unrealized depreciation on swap agreements	13,477,583

Total		$35,432,123			$13,634,550

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$95,407	$(86,970)	$(1,126,666)	$13,529,946	$12,411,717

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$478,395	$5,735,102	$6,213,497

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$54,585,461	$72,190,214	$1,195,643,000

(1)	Value at Trade Date.

(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST BOND PORTFOLIO 2022 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $390,048,678)	$397,459,445
Affiliated investments (cost $35,565,190)	35,565,190
Cash	31,021
Unrealized appreciation on swap agreements	34,783,976
Receivable for investments sold	2,787,559
Dividends and interest receivable	1,608,403
Receivable for fund share sold	377,543
Due from broker-variation margin	222,360
Prepaid expenses	3,674
Tax reclaim receivable	2,331

Total Assets	472,841,502

LIABILITIES:
Unrealized depreciation on swap agreements	13,477,583
Payable for investments purchased	5,991,141
Advisory fees payable	244,911
Payable for fund share repurchased	129,524
Accrued expenses and other liabilities	61,448
Shareholder servicing fees payable	35,669
Affiliated transfer agent fee payable	478

Total Liabilities	19,940,754

NET ASSETS	$452,900,748

Net assets were comprised of:
Paid-in capital	$404,663,211
Retained earnings	48,237,537

Net assets, December 31, 2012	$452,900,748

Net asset value and redemption price per share, $452,900,748 / 35,021,068 outstanding shares of beneficial interest	$12.93

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$5,954,387
Affiliated dividend income	246,305

6,200,692

EXPENSES
Advisory fees	2,827,940
Shareholder servicing fees and expenses	441,470
Custodian and accounting fees	85,000
Audit fee	42,000
Trustees’ fees	14,000
Legal fees and expenses	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	3,000
Miscellaneous	8,990

Total expenses	3,454,400
Less: shareholder servicing fee waiver	(28,294)

Net expenses	3,426,106

NET INVESTMENT INCOME	2,774,586

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	3,942,546
Futures transactions	(1,126,666)
Swap agreement transactions	13,529,946
Options written transactions	(86,970)

16,258,856

Net change in unrealized appreciation (depreciation) on:
Investments	5,681,967
Futures	478,395
Swap agreements	5,735,102

11,895,464

NET GAIN ON INVESTMENTS	28,154,320

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,928,906

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	January 3, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,774,586	$134,136
Net realized gain on investment transactions	16,258,856	945,334
Net change in unrealized appreciation (depreciation) on investments	11,895,464	17,312,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	30,928,906	18,392,346

DISTRIBUTIONS	(1,083,715)	—

FUND SHARE TRANSACTIONS:
Fund share sold [23,538,057 and 39,352,721 shares, respectively]	289,633,682	455,221,245
Fund share issued in reinvestment of distributions [85,467 and 0 shares, respectively]	1,083,715	—
Fund share repurchased [16,301,286 and 11,653,891 shares, respectively]	(206,650,378)	(134,625,053)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	84,067,019	320,596,192

TOTAL INCREASE IN NET ASSETS	113,912,210	338,988,538
NET ASSETS:
Beginning of period	338,988,538	—

End of period	$452,900,748	$338,988,538

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST BOND PORTFOLIO 2023

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 64.7% ASSET-BACKED SECURITIES — 8.0%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Ally Auto Receivables Trust, Series 2012-1, Class A3	Aaa	0.930%		02/16/16	$	50	$50,312
Ally Auto Receivables Trust, Series 2012-4, Class A2	Aaa	0.480%		05/15/15		1,000	1,000,149
Ally Auto Receivables Trust, Series 2012-SN1, Class A2	Aaa	0.510%		12/22/14		200	200,162
American Express Credit Account Master Trust, Series 2008-6, Class A	Aaa	1.409	%(c)	02/15/18		1,050	1,080,712
American Express Credit Account Master Trust, Series 2012-3, Class A	AAA(d)	0.359	%(c)	03/15/18		400	400,723
Bank of America Auto Trust, Series 2012-1, Class A3	Aaa	0.780%		06/15/16		100	100,443
Bank of America Credit Card Trust, Series 2006-A7, Class A7	Aaa	0.249	%(c)	12/15/16		1,000	999,698
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.959	%(c)	03/15/16		150	155,241
CarMax Auto Owner Trust, Series 2012-1, Class A3	AAA(d)	0.890%		09/15/16		50	50,339
CarMax Auto Owner Trust, Series 2012-2, Class A2	Aaa	0.640%		05/15/15		1,080	1,081,301
Chase Issuance Trust, Series 2012-A9, Class A9 .	AAA(d)	0.359	%(c)	10/16/17		1,300	1,300,732
Citibank Credit Card Issuance Trust, Series 2005-A9, Class A9	Aaa	5.100%		11/20/17		1,000	1,128,417
Discover Card Master Trust, Series 2012-A3, Class A3	Aaa	0.860%		11/15/17		200	201,297
Discover Card Master Trust, Series 2012-A5, Class A5	Aaa	0.409	%(c)	01/15/18		300	300,338
Ford Credit Auto Owner Trust, Series 2012-B, Class A3	AAA(d)	0.720%		12/15/16		100	100,383
Ford Credit Auto Owner Trust, Series 2012-C, Class A2	Aaa	0.470%		04/15/15		300	300,238
Ford Credit Auto Owner Trust, Series 2012-D, Class A3	Aaa	0.510%		04/15/17		700	699,679
GE Dealer Floorplan Master Note Trust, Series 2012-4, Class A	Aaa	0.651	%(c)	10/20/17		500	501,127
GE Equipment Midticket LLC, Series 2012-1, Class A2	AAA(d)	0.470%		01/22/15		400	400,122
GE Equipment Small Ticket LLC, Series 2012-1A, Class A2, 144A	Aaa	0.850%		11/21/14		100	100,186
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3	Aaa	0.770%		01/15/16		50	50,236
Honda Auto Receivables Owner Trust, Series 2012-2, Class A2	Aaa	0.560%		11/17/14		100	100,130
MBNA Credit Card Master Note Trust, Series 2006-C1, Class C1	A3	0.629	%(c)	07/15/15		525	525,002
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A3	Aaa	0.730%		05/15/16		50	50,252
World Omni Auto Receivables Trust, Series 2012-B, Class A2	AAA(d)	0.430%		11/16/15		400	399,967
World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A2	Aaa	0.710%		01/15/15		200	200,295

TOTAL ASSET-BACKED SECURITIES (cost $11,475,238)							11,477,481

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.1%
Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A3	Aaa	5.369%		10/10/45		50	54,462

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A3	AAA(d)	5.736%		06/11/50	$	62	$64,416
Bear Stearns Commercial Mortgage Securities, Series PW10, Class A4	AAA(d)	5.405%		12/11/40		60	66,819
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	Aaa	5.617%		10/15/48		100	114,934
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A4	AAA(d)	5.409%	(c)	02/15/39		100	112,830
FHLMC Multifamily Structured Pass Through Certificates, Series K008, Class A2	AA+(d)	3.531%		06/25/20		50	55,396
FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2	AA+(d)	4.186%		12/25/20		700	811,482
FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2	AA+(d)	3.974%		01/25/21		1,100	1,260,042
FHLMC Multifamily Structured Pass Through Certificates, Series K023, Class A2	AA+(d)	2.307%		08/25/22		1,000	1,006,751
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AAA(d)	5.553%		04/10/38		130	146,359
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39		890	1,026,561
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.797%	(c)	06/15/49		112	115,312
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A3	Aaa	5.930%	(c)	02/15/51		50	53,190
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3	Aaa	2.475%		12/15/47		600	612,715
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4	AAA(d)	5.684%	(c)	05/12/39		150	172,068
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	Aaa	5.893%	(c)	06/12/46		300	345,584
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	Aaa	5.172%		12/12/49		750	853,363
Morgan Stanley Capital I, Series 2005-IQ9, Class A5	AAA(d)	4.700%		07/15/56		50	53,471
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A3	Aaa	3.058%		05/10/63		155	165,553
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A5	Aaa	5.416%	(c)	01/15/45		500	565,460
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A5	Aaa	5.736%	(c)	05/15/43		300	345,598
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4	Aaa	5.572%		10/15/48		500	573,533
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%		11/15/48		30	34,498
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	Aaa	5.921%	(c)	02/15/51		100	117,322

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $8,738,340)							8,727,719

CORPORATE BONDS — 6.4%
Aerospace & Defense — 0.1%
Precision Castparts Corp., Sr. Unsec’d. Notes	A2	2.500%		01/15/23		75	75,481

Banking — 3.3%
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	2.375%		03/24/17		50	52,316

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Banking (continued)
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.700%	01/24/22	$	300	$360,765
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.500%	01/14/22		325	362,604
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.750%	01/24/22		325	384,219
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.000%	03/30/22		100	109,487
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.875%	01/14/22		50	58,028
Inter-American Development Bank, Sr. Unsec’d. Notes	Aaa	0.500%	08/17/15		340	341,576
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	3.250%	09/23/22		275	283,190
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.500%	01/24/22		50	56,562
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN	Baa1	5.500%	07/28/21		75	85,153
Morgan Stanley, Sub. Notes	Baa2	4.875%	11/01/22		100	103,539
Royal Bank of Canada (Canada), Covered Notes	Aaa	0.625%	12/04/15		2,485	2,478,638

						4,676,077

Cable — 0.1%
Comcast Corp., Gtd. Notes	Baa1	3.125%	07/15/22		50	52,092
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.800%	03/15/22		50	51,583

						103,675

Capital Goods
John Deere Capital Corp., Sr. Unsec’d. Notes	A2	2.800%	01/27/23		50	51,166

Chemicals — 0.3%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	3.150%	10/01/22		15	14,905
CF Industries, Inc., Gtd. Notes	Baa3	7.125%	05/01/20		175	220,244
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	3.000%	11/15/22		150	149,666

						384,815

Energy - Integrated — 0.4%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.245%	05/06/22		50	52,675
Chevron Corp., Sr. Unsec’d. Notes	Aa1	2.355%	12/05/22		135	135,222
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa1	6.100%	06/01/18		275	335,450

						523,347

Energy - Other — 0.5%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	3.600%	04/30/22		350	365,554
National Oilwell Varco, Inc., Sr. Unsec’d. Notes	A2	2.600%	12/01/22		295	299,141
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150%	12/15/21		50	55,197
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20		50	55,100

						774,992

Foods — 0.1%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	2.500%	07/15/22		80	80,502

Healthcare & Pharmaceutical — 0.4%
AbbVie, Inc., Gtd. Notes, 144A	Baa1	2.000%	11/06/18		325	329,201

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Healthcare & Pharmaceutical (continued)
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	3.625%	05/15/22	$	50	$53,732
Teva Pharmaceutical Finance Co. BV (Curacao), Gtd. Notes	A3	2.950%	12/18/22		145	146,676
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	3.250%	10/01/22		25	25,521

						555,130

Healthcare Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	2.750%	11/15/22		175	173,559
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	3.300%	01/15/23		25	25,650

						199,209

Insurance — 0.2%
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	06/01/22		35	39,957
Principal Financial Group, Inc., Gtd. Notes	A3	3.125%	05/15/23		150	148,932
Principal Financial Group, Inc., Gtd. Notes	A3	3.300%	09/15/22		20	20,289
Swiss Re Treasury (US) Corp., Gtd. Notes, 144A	A1	2.875%	12/06/22		55	55,042

						264,220

Media & Entertainment — 0.2%
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	2.875%	01/15/23		40	40,170
Time Warner, Inc., Gtd. Notes	Baa2	3.400%	06/15/22		50	52,154
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	3.125%	06/15/22		50	51,189
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN	A2	2.350%	12/01/22		210	211,929

						355,442

Non-Captive Finance — 0.2%
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	3.150%	09/07/22		320	326,942
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.650%	10/17/21		5	5,705

						332,647

Retailers — 0.4%
Costco Wholesale Corp., Sr. Unsec’d. Notes	A1	1.125%	12/15/17		530	533,549

Telecommunications — 0.1%
AT&T, Inc., Sr. Unsec’d. Notes	A2	3.000%	02/15/22		50	52,001
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	2.450%	11/01/22		150	150,050

						202,051

TOTAL CORPORATE BONDS (cost $9,031,413)						9,112,303

NON-CORPORATE FOREIGN AGENCY — 0.1%
Statoil ASA (Norway), Gtd. Notes (cost $124,595)	Aa2	2.450%	01/17/23		125	124,707

SOVEREIGNS — 3.2%
Bank of England Euro Note (United Kingdom), Sr. Unsec’d. Notes, 144A	Aaa	1.375%	03/07/14		560	567,179

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGNS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	Aa1	4.250%		09/03/13	$	70	$71,753
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, 144A	AA+(d)	2.875%		09/15/14		600	621,254
Canada Government International Bond (Canada), Sr. Unsec’d. Notes	Aaa	0.875%		02/14/17		650	655,265
Denmark Government International Bond (Denmark), Sr. Unsec’d. Notes, 144A	Aaa	0.625%		05/22/15		550	553,195
Finland Government International Bond (Finland), Sr. Unsec’d. Notes, RegS	Aaa	2.250%		03/17/16		530	558,377
Kingdom of Sweden (Sweden), Notes, MTN, 144A	Aaa	0.375%		12/22/15		300	299,490
Kingdom of Sweden (Sweden), Sr. Unsec’d. Notes, MTN, RegS	Aaa	0.375%		05/18/15		240	239,969
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, 144A	NR	0.250%		09/12/15		240	238,529
Netherlands Government Bond (Netherlands), Sr. Unsec’d. Notes, RegS	NR	0.250%		09/12/15		300	298,149
Province of British Columbia (Canada), Sr. Unsec’d. Notes	Aaa	2.000%		10/23/22		440	433,588

TOTAL SOVEREIGNS (cost $4,550,835)							4,536,748

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.6%
Federal Home Loan Banks		0.500%		11/20/15		3,090	3,101,637
Federal Home Loan Banks		1.000%		06/21/17		1,545	1,562,624
Federal Home Loan Mortgage Corp.(k)		0.500%		04/17/15		800	803,270
Federal Home Loan Mortgage Corp.		1.250%		08/01/19		1,390	1,391,924
Federal Home Loan Mortgage Corp.		1.250%		10/02/19		1,445	1,440,772
Federal Home Loan Mortgage Corp.		2.375%		01/13/22		840	877,527
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%		09/18/23		743	979,421
Israel Government AID Bond (Israel), Gov’t. Gtd. Notes		5.500%		04/26/24		190	251,460
Residual Funding Corp. Strips Principal		1.500%	(s)	10/15/19		135	122,344
Residual Funding Corp. Strips Principal		1.720%	(s)	07/15/20		115	101,646
Resolution Funding Corp. Strips Interest		2.100%	(n)	10/15/21		1,260	1,061,076
Tennessee Valley Authority, Sr. Unsec’d. Notes		3.875%		02/15/21		500	580,226

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $12,111,038)							12,273,927

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 10.6%
Federal Home Loan Mortgage Corp.		3.500%		06/01/42		1,127	1,201,973
Federal National Mortgage Association		3.500%		TBA		8,000	8,529,062
Federal National Mortgage Association		3.500%		TBA		2,500	2,660,644
Government National Mortgage Association		3.500%		TBA		1,500	1,629,727
Government National Mortgage Association		3.500%		TBA		1,000	1,084,766

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $15,072,239)							15,106,172

U.S. TREASURY OBLIGATIONS — 21.7%
U.S. Treasury Bonds		2.750%		08/15/42		200	193,125
U.S. Treasury Bonds		2.750%		11/15/42		410	395,010
U.S. Treasury Bonds		6.125%		11/15/27		775	1,151,359
U.S. Treasury Notes		0.750%		08/15/13		5,060	5,078,975
U.S. Treasury Notes		1.000%		08/31/16		19,600	19,973,615

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
U.S. Treasury Notes	1.625%		11/15/22	$350	$346,172
U.S. Treasury Notes	1.750%		03/31/14	3,150	3,209,922
U.S. Treasury Strips Coupon	2.260%	(n)	02/15/25	20	15,215
U.S. Treasury Strips Principal	0.300%	(s)	02/15/15	565	561,423

TOTAL U.S. TREASURY OBLIGATIONS (cost $31,016,070)					30,924,816

TOTAL LONG-TERM INVESTMENTS (cost $92,119,768)					92,283,873

				Shares
SHORT-TERM INVESTMENT — 44.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $63,454,604)(Note 4)(w)				63,454,604	63,454,604

TOTAL INVESTMENTS — 109.2% (cost $155,574,372)					155,738,477
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (9.2)%					(13,178,771)

NET ASSETS — 100.0%					$142,559,706

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
AID	Agency for International Development
FHLMC	Federal Home Loan Mortgage Corp.
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s Rating.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
9	5 Year U.S. Treasury Notes	Mar. 2013	$1,117,145	$1,119,726	$2,581
2	U.S. Ultra Bond	Mar. 2013	328,192	325,188	(3,004)

					(423)

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Short Positions:
18	2 Year U.S. Treasury Notes	Mar. 2013	$3,967,178	$3,968,438	$(1,260)
26	10 Year U.S. Treasury Notes	Mar. 2013	3,452,676	3,452,312	364
11	U.S. Long Bond	Mar. 2013	1,647,413	1,622,500	24,913

					24,017

					$23,594

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$650	02/28/14	0.596%	3 month LIBOR(2)	$(3,098)	$—	$(3,098)	Barclays Bank PLC
1,700	03/29/14	0.570%	3 month LIBOR(2)	(7,571)	—	(7,571)	Barclays Bank PLC
790	07/03/14	0.553%	3 month LIBOR(1)	3,948	—	3,948	Bank of Nova Scotia
550	12/04/14	0.371%	3 month LIBOR(2)	10	—	10	Morgan Stanley Capital Services
2,275	12/03/15	0.450%	3 month LIBOR(2)	1,127	—	1,127	Citibank N.A.
3,870	12/04/15	0.444%	3 month LIBOR(2)	2,642	—	2,642	Morgan Stanley Capital Services
19,600	08/31/16	0.544%	3 month LIBOR(2)	22,980	—	22,980	Morgan Stanley Capital Services
1,190	11/30/16	0.913%	3 month LIBOR(2)	(13,986)	—	(13,986)	JPMorgan Chase Bank
990	11/30/16	0.936%	3 month LIBOR(2)	(12,492)	—	(12,492)	JPMorgan Chase Bank
990	11/30/16	0.935%	3 month LIBOR(2)	(12,466)	—	(12,466)	JPMorgan Chase Bank
55	01/26/17	1.215%	3 month LIBOR(1)	1,504	—	1,504	Bank of Nova Scotia
165	01/27/17	1.138%	3 month LIBOR(2)	(3,940)	—	(3,940)	Bank of Nova Scotia
1,285	02/28/17	0.680%	3 month LIBOR(1)	628	—	628	Citibank N.A.
1,150	03/27/17	1.340%	3 month LIBOR(2)	(35,776)	—	(35,776)	Barclays Bank PLC
960	03/29/17	1.267%	3 month LIBOR(2)	(26,742)	—	(26,742)	Bank of Nova Scotia
500	04/13/17	1.168%	3 month LIBOR(1)	11,008	—	11,008	Bank of Nova Scotia
585	07/16/17	0.847%	3 month LIBOR(2)	(4,612)	—	(4,612)	Bank of Nova Scotia
750	09/25/17	0.820%	3 month LIBOR(2)	(2,950)	—	(2,950)	Bank of Nova Scotia
580	09/28/17	0.795%	3 month LIBOR(1)	1,522	—	1,522	Credit Suisse International
300	10/22/17	0.883%	3 month LIBOR(2)	(1,536)	—	(1,536)	Bank of Nova Scotia
900	11/06/17	0.844%	3 month LIBOR(2)	(2,322)	—	(2,322)	Citibank N.A.
1,400	11/09/17	0.774%	3 month LIBOR(2)	1,352	—	1,352	Bank of Nova Scotia
600	11/13/17	0.775%	3 month LIBOR(1)	(657)	—	(657)	Bank of Nova Scotia
7,500	11/15/17	0.762%	3 month LIBOR(2)	13,680	—	13,680	Morgan Stanley Capital Services
1,680	12/04/17	0.755%	3 month LIBOR(2)	4,912	—	4,912	Morgan Stanley Capital Services
6,490	12/13/17	0.755%	3 month LIBOR(1)	(21,414)	—	(21,414)	Morgan Stanley Capital Services
1,200	12/20/17	0.868%	3 month LIBOR(2)	(2,362)	—	(2,362)	Morgan Stanley Capital Services
35	02/21/19	1.573%	3 month LIBOR(2)	(1,186)	—	(1,186)	Citibank N.A.
670	03/27/19	1.829%	3 month LIBOR(2)	(32,349)	—	(32,349)	Barclays Bank PLC
650	05/14/19	1.538%	3 month LIBOR(1)	16,866	—	16,866	Bank of Nova Scotia
490	08/06/19	1.211%	3 month LIBOR(2)	(2,558)	—	(2,558)	Bank of Nova Scotia
500	09/24/19	1.238%	3 month LIBOR(1)	2,020	—	2,020	Barclays Bank PLC
1,100	10/02/19	1.189%	3 month LIBOR(2)	739	—	739	Bank of Nova Scotia
900	10/09/19	1.221%	3 month LIBOR(2)	(997)	—	(997)	Morgan Stanley Capital Services
200	10/11/19	1.220%	3 month LIBOR(2)	(180)	—	(180)	Bank of Nova Scotia
360	10/19/19	1.264%	3 month LIBOR(2)	(1,201)	—	(1,201)	Barclays Bank PLC
1,300	11/29/19	1.200%	3 month LIBOR(1)	(4,694)	—	(4,694)	Morgan Stanley Capital Services
2,900	12/03/19	1.179%	3 month LIBOR(2)	15,319	—	15,319	Bank of Nova Scotia
3,000	12/04/19	1.160%	3 month LIBOR(2)	19,898	—	19,898	Barclays Bank PLC
3,200	12/11/19	1.135%	3 month LIBOR(2)	28,028	—	28,028	Barclays Bank PLC
700	12/12/19	1.153%	3 month LIBOR(2)	5,342	—	5,342	Bank of Nova Scotia
265	01/13/22	1.676%	3 month LIBOR(1)	1,261	—	1,261	Citibank N.A.
265	01/13/22	1.660%	3 month LIBOR(2)	(1,375)	—	(1,375)	Citibank N.A.
60	01/24/22	2.113%	3 month LIBOR(2)	(2,846)	—	(2,846)	Bank of Nova Scotia
230	02/02/22	1.913%	3 month LIBOR(1)	6,579	—	6,579	Barclays Bank PLC
35	02/02/22	1.914%	3 month LIBOR(2)	(1,005)	—	(1,005)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$40	02/13/22	2.120%	3 month LIBOR(1)	$1,859	$—	$1,859	Bank of Nova Scotia
30	02/17/22	2.018%	3 month LIBOR(2)	(1,109)	—	(1,109)	Bank of Nova Scotia
25	02/21/22	2.105%	3 month LIBOR(2)	(1,113)	—	(1,113)	JPMorgan Chase Bank
15	02/21/22	2.100%	3 month LIBOR(2)	(661)	—	(661)	JPMorgan Chase Bank
135	03/02/22	2.010%	3 month LIBOR(1)	4,775	—	4,775	Barclays Bank PLC
360	03/29/22	2.293%	3 month LIBOR(2)	(21,177)	—	(21,177)	Barclays Bank PLC
1,070	03/30/22	2.238%	3 month LIBOR(2)	(57,531)	—	(57,531)	Barclays Bank PLC
160	05/15/22	1.988%	3 month LIBOR(2)	(4,278)	—	(4,278)	JPMorgan Chase Bank
540	05/18/22	1.951%	3 month LIBOR(1)	12,570	—	12,570	Morgan Stanley Capital Services
1,250	06/07/22	1.705%	3 month LIBOR(1)	(463)	—	(463)	Barclays Bank PLC
640	06/07/22	1.668%	3 month LIBOR(1)	(2,392)	—	(2,392)	Barclays Bank PLC
450	06/07/22	1.771%	3 month LIBOR(1)	2,500	—	2,500	Bank of Nova Scotia
120	06/11/22	1.843%	3 month LIBOR(2)	(1,393)	—	(1,393)	Bank of Nova Scotia
800	07/13/22	1.620%	3 month LIBOR(1)	(2,801)	—	(2,801)	Barclays Bank PLC
700	08/02/22	1.590%	3 month LIBOR(1)	(5,521)	—	(5,521)	Bank of Nova Scotia
5,400	08/10/22	1.788%	3 month LIBOR(2)	(54,914)	—	(54,914)	Credit Suisse International
300	08/29/22	1.777%	3 month LIBOR(2)	(2,338)	—	(2,338)	Citibank N.A.
220	09/11/22	1.833%	3 month LIBOR(2)	(2,649)	—	(2,649)	Bank of Nova Scotia
1,400	09/12/22	1.790%	3 month LIBOR(1)	11,119	—	11,119	Bank of Nova Scotia
1,500	09/18/22	1.874%	3 month LIBOR(1)	23,050	—	23,050	Barclays Bank PLC
750	09/25/22	1.785%	3 month LIBOR(1)	4,785	—	4,785	Barclays Bank PLC
1,650	09/27/22	1.728%	3 month LIBOR(1)	1,512	—	1,512	Bank of Nova Scotia
1,000	10/05/22	1.696%	3 month LIBOR(1)	(3,572)	—	(3,572)	Barclays Bank PLC
1,000	10/09/22	1.715%	3 month LIBOR(2)	2,126	—	2,126	Bank of Nova Scotia
700	10/12/22	1.741%	3 month LIBOR(1)	99	—	99	Barclays Bank PLC
700	10/16/22	1.723%	3 month LIBOR(1)	(1,359)	—	(1,359)	Barclays Bank PLC
460	10/17/22	1.740%	3 month LIBOR(2)	148	—	148	Barclays Bank PLC
2,600	10/25/22	1.801%	3 month LIBOR(1)	12,613	—	12,613	Credit Suisse International
45,000	10/30/22	1.804%	3 month LIBOR(1)	213,321	—	213,321	Barclays Bank PLC
1,800	11/15/22	1.639%	3 month LIBOR(2)	21,711	—	21,711	Barclays Bank PLC
9,500	11/20/22	1.631%	3 month LIBOR(1)	(126,294)	—	(126,294)	Barclays Bank PLC
1,915	12/04/22	1.664%	3 month LIBOR(2)	21,603	—	21,603	Morgan Stanley Capital Services
1,400	01/03/23	1.750%	3 month LIBOR(1)	(7,596)	—	(7,596)	Citibank N.A.
11,800	12/31/23	0.000%	3 month LIBOR(1)	49,290	—	49,290	Credit Suisse International
10,900	12/31/23	0.000%	3 month LIBOR(1)	125,137	—	125,137	Citibank N.A.
10,600	12/31/23	0.000%	3 month LIBOR(1)	(190,217)	—	(190,217)	Morgan Stanley Capital Services
5,750	12/31/23	0.000%	3 month LIBOR(1)	10,969	—	10,969	Barclays Bank PLC
5,000	12/31/23	2.355%	3 month LIBOR(1)	284,265	—	284,265	Barclays Bank PLC
3,850	12/31/23	0.000%	3 month LIBOR(1)	395,318	—	395,318	Citibank N.A.
3,750	12/31/23	0.000%	3 month LIBOR(1)	72,871	—	72,871	JPMorgan Chase Bank
3,500	12/31/23	0.000%	3 month LIBOR(1)	(57,920)	—	(57,920)	Barclays Bank PLC
3,000	12/31/23	0.000%	3 month LIBOR(1)	44,931	—	44,931	Barclays Bank PLC
2,930	12/31/23	0.000%	3 month LIBOR(1)	290,755	—	290,755	Citibank N.A.
2,300	12/31/23	0.000%	3 month LIBOR(1)	(42,306)	—	(42,306)	Barclays Bank PLC
2,000	12/31/23	0.000%	3 month LIBOR(1)	(24,750)	—	(24,750)	JPMorgan Chase Bank
1,800	12/31/23	0.000%	3 month LIBOR(1)	(19,519)	—	(19,519)	Barclays Bank PLC
1,500	12/31/23	0.000%	3 month LIBOR(1)	(14,161)	—	(14,161)	Barclays Bank PLC
1,430	12/31/23	0.000%	3 month LIBOR(1)	21,705	—	21,705	Barclays Bank PLC
1,400	12/31/23	0.000%	3 month LIBOR(1)	82,174	—	82,174	Barclays Bank PLC
1,320	12/31/23	0.000%	3 month LIBOR(1)	(15,442)	—	(15,442)	Barclays Bank PLC
1,100	12/31/23	0.000%	3 month LIBOR(1)	24,561	—	24,561	Barclays Bank PLC
800	12/31/23	0.000%	3 month LIBOR(1)	41,964	—	41,964	Barclays Bank PLC
550	12/31/23	0.000%	3 month LIBOR(1)	29,282	—	29,282	Citibank N.A.
430	12/31/23	0.000%	3 month LIBOR(1)	18,657	—	18,657	Barclays Bank PLC
355	12/31/23	0.000%	3 month LIBOR(1)	18,892	—	18,892	Citibank N.A.
245	03/09/27	2.480%	3 month LIBOR(1)	7,910	—	7,910	Bank of Nova Scotia
150	04/19/27	2.553%	3 month LIBOR(2)	(5,604)	—	(5,604)	Barclays Bank PLC
100	04/23/27	2.544%	3 month LIBOR(2)	(3,592)	—	(3,592)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements (continued)
$400	05/17/27	2.360%	3 month LIBOR(1)	$4,105	$—	$4,105	Bank of Nova Scotia
250	05/18/27	2.360%	3 month LIBOR(1)	2,541	—	2,541	Morgan Stanley Capital Services
420	07/17/27	2.028%	3 month LIBOR(1)	(11,847)	—	(11,847)	Bank of Nova Scotia
10,600	10/30/27	2.306%	3 month LIBOR(1)	747	—	747	Barclays Bank PLC
720	08/15/28	2.367%	3 month LIBOR(2)	1,758	—	1,758	JPMorgan Chase Bank
20	02/09/42	2.840%	3 month LIBOR(1)	549	—	549	Barclays Bank PLC

				$1,140,703	$—	$1,140,703

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$11,477,481	$—
Commercial Mortgage-Backed Securities	—	8,727,719	—
Corporate Bonds	—	9,112,303	—
Non-Corporate Foreign Agency	—	124,707	—
Sovereigns	—	4,536,748	—
U.S. Government Agency Obligations	—	12,273,927	—
U.S. Government Mortgage-Backed Securities	—	15,106,172	—
U.S. Treasury Obligations	—	30,924,816	—
Affiliated Money Market Mutual Fund	63,454,604	—	—
Other Financial Instruments*
Futures Contracts	23,594	—	—
Interest Rate Swaps	—	1,140,703	—

Total	$63,478,198	$93,424,576	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund	44.5%
U.S. Treasury Obligations	21.7
U.S. Government Mortgage-Backed Securities	10.6
U.S. Government Agency Obligations	8.6
Asset-Backed Securities	8.0
Commercial Mortgage-Backed Securities	6.1
Banking	3.3
Sovereigns	3.2
Energy – Other	0.5
Energy – Integrated	0.4
Healthcare & Pharmaceutical	0.4
Retailers	0.4
Chemicals	0.3
Insurance	0.2
Media & Entertainment	0.2
Non-Captive Finance	0.2
Aerospace & Defense	0.1
Cable	0.1
Foods	0.1
Healthcare Insurance	0.1
Non-Corporate Foreign Agency	0.1
Telecommunications	0.1

109.2
Liabilities in excess of other assets	(9.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST BOND PORTFOLIO 2023 (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$27,858	*	Due from broker-variation margin	$4,264	*
Interest rate contracts	Unrealized appreciation on swap agreements	2,023,537		Unrealized depreciation on swap agreements	882,834

Total		$2,051,395			$887,098

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$2,585	$(2,971)	$(7,832)	$15,261	$7,043

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Swaps	Total
Interest rate contracts			$23,594	$1,140,703	$1,164,297

For the period ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)
$3,552,152	$3,741,683	$98,090,000

(1)	Value at Trade Date.
(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST BOND PORTFOLIO 2023 (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $92,119,768)	$92,283,873
Affiliated investments (cost $63,454,604)	63,454,604
Cash	3,869
Receivable for investments sold	4,273,679
Unrealized appreciation on swap agreements	2,023,537
Dividends and interest receivable	290,123
Receivable for fund share sold	25,261
Due from broker-variation margin	11,230
Prepaid expenses	463

Total Assets	162,366,639

LIABILITIES:
Payable for investments purchased	18,750,312
Unrealized depreciation on swap agreements	882,834
Advisory fees payable	100,517
Accrued expenses and other liabilities	54,574
Shareholder servicing fees payable	12,149
Payable for fund share repurchased	6,069
Affiliated transfer agent fee payable	478

Total Liabilities	19,806,933

NET ASSETS	$142,559,706

Net assets were comprised of:
Paid-in capital	$140,991,998
Retained earnings	1,567,708

Net assets, December 31, 2012	$142,559,706

Net asset value and redemption price per share, $142,559,706 / 13,463,976 outstanding shares of beneficial interest	$10.59

STATEMENT OF OPERATIONS

For the Period January 03, 2012* through December 31, 2012

INCOME
Interest income	$328,912
Affiliated dividend income	61,676

390,588

EXPENSES
Advisory fees	305,472
Shareholder servicing fees and expenses	47,686
Custodian and accounting fees	53,000
Audit fee	41,000
Shareholders’ reports	25,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	3,000
Insurance expenses	1,000
Miscellaneous	2,557

Total expenses	505,715
Less: advisory fee waiver and expense reimbursement	(31,367)

Net expenses	474,348

NET INVESTMENT LOSS	(83,760)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	318,608
Futures transactions	(7,832)
Swap agreement transactions	15,261
Options written transactions	(2,971)

323,066

Net change in unrealized appreciation on:
Investments	164,105
Futures	23,594
Swap agreements	1,140,703

1,328,402

NET GAIN ON INVESTMENTS	1,651,468

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,567,708

STATEMENT OF CHANGES IN NET ASSETS

January 03, 2012* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(83,760)
Net realized gain on investment transactions	323,066
Net change in unrealized appreciation on investments	1,328,402

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,567,708

FUND SHARE TRANSACTIONS:
Fund share sold [15,174,923 shares]	159,119,120
Fund share repurchased [1,710,947 shares]	(18,127,122)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	140,991,998

TOTAL INCREASE IN NET ASSETS	142,559,706
NET ASSETS:
Beginning of period	—

End of period	$142,559,706

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST GLOBAL REAL ESTATE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.9%
COMMON STOCKS —96.8%	Shares	Value (Note 2)
Australia — 8.0%
Australand Property Group, REIT	209,600	$743,845
CFS Retail Property Trust, REIT	1,062,000	2,124,506
Charter Hall Office REIT Escrow Shares	230,500	—
Charter Hall Retail, REIT	252,466	990,127
Commonwealth Property Office Fund, REIT	1,828,096	1,947,541
Dexus Property Group, REIT	2,965,570	3,149,761
FKP Property Group	77,542	92,479
Goodman Group, REIT	837,060	3,814,121
GPT Group, REIT	1,049,020	4,037,889
Investa Office Fund, REIT	698,153	2,168,753
Mirvac Group, REIT	1,503,264	2,339,451
Stockland, REIT	984,089	3,638,701
Westfield Group, REIT	1,705,629	18,836,801

		43,883,975

Belgium — 0.1%
Cofinimmo, REIT	6,516	773,615

Brazil — 1.1%
BR Malls Participacoes SA	132,300	1,745,908
Brookfield Incorporacoes SA	326,498	545,359
Cyrela Brazil Realty SA Empreendimentos e Participacoes	85,000	742,686
Gafisa SA*	75,600	173,908
Multiplan Empreendimentos Imobiliarios SA	69,713	2,049,681
PDG Realty SA Empreendimentos e Participacoes	391,900	633,548

		5,891,090

Canada — 1.4%
Boardwalk Real Estate Investment Trust, REIT	19,364	1,256,217
Brookfield Office Properties, Inc	119,506	2,037,621
Canadian Apartment Properties, REIT	22,710	568,492
Chartwell Seniors Housing Real Estate Investment Trust, REIT	146,254	1,598,252
RioCan Real Estate Investment Trust, REIT	80,185	2,221,673

		7,682,255

Finland — 0.4%
Sponda Oyj	434,289	2,069,167

France — 2.2%
Fonciere des Regions, REIT	45,983	3,869,630
ICADE, REIT	8,127	725,601
Klepierre, REIT	83,779	3,348,603
Unibail-Rodamco SE, REIT	16,661	4,040,365

		11,984,199

Germany — 1.3%
DIC Asset AG	163,204	1,580,277
GSW Immobilien AG	100,283	4,248,649
Prime Office Reit-AG, REIT	269,961	1,154,532

		6,983,458

Hong Kong — 10.5%
Cheung Kong Holdings Ltd	623,000	9,693,511
China Overseas Land & Investment Ltd	302,000	918,210
China Resources Land Ltd	320,000	886,623
Hang Lung Properties Ltd	1,071,000	4,310,152
Henderson Land Development Co. Ltd	499,000	3,572,446

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hong Kong (continued)
Hongkong Land Holdings Ltd	653,000	$4,564,470
Hysan Development Co. Ltd	587,000	2,854,484
Kerry Properties Ltd	280,000	1,470,983
Link REIT (The), REIT	1,409,300	7,057,925
New World Development Ltd	456,000	721,928
Sino Land Co. Ltd	2,082,400	3,813,175
Sun Hung Kai Properties Ltd	769,000	11,662,069
Wharf Holdings Ltd. (The)	406,000	3,235,708
Wheelock & Co. Ltd	574,000	2,928,027

		57,689,711

Italy — 0.2%
Beni Stabili SpA, REIT	1,988,488	1,171,722

Japan — 14.3%
Activia Properties, Inc., REIT	274	1,718,143
Advance Residence Investment Corp., REIT	668	1,369,180
Aeon Mall Co. Ltd	121,400	2,986,569
Daito Trust Construction Co. Ltd	54,600	5,160,251
Daiwa House Industry Co. Ltd	357,000	6,137,818
GLP J-Reit, REIT	2,057	1,571,806
Japan Real Estate Investment Corp., REIT	290	2,857,118
Japan Retail Fund Investment Corp., REIT	769	1,413,626
Mitsubishi Estate Co. Ltd	832,000	19,918,664
Mitsui Fudosan Co. Ltd	644,000	15,754,224
Nippon Building Fund, Inc., REIT	492	5,089,634
Nomura Real Estate Holdings, Inc	148,600	2,841,601
NTT Urban Development Corp	2,164	2,098,929
Sumitomo Realty & Development Co. Ltd	287,000	9,561,079

		78,478,642

Netherlands — 2.0%
Corio NV, REIT	108,014	4,953,130
Eurocommercial Properties NV, REIT	46,996	1,888,972
Wereldhave NV, REIT	66,728	4,260,525

		11,102,627

Norway — 0.3%
Norwegian Property ASA	887,468	1,373,967

Singapore — 4.9%
Ascendas Real Estate Investment Trust, REIT	1,132,000	2,215,235
Cache Logistics Trust, REIT	1,393,000	1,420,932
CapitaLand Ltd	1,279,000	3,936,906
CapitaMall Trust, REIT	1,067,000	1,875,010
CDL Hospitality Trusts, REIT	547,000	845,346
City Developments Ltd	207,000	2,213,862
Far East Hospitality Trust, REIT*	755,000	621,158
Global Logistic Properties Ltd	1,624,000	3,755,848
Keppel Land Ltd	321,100	1,075,447
Keppel REIT, REIT	3,246,250	3,460,669
Mapletree Commercial Trust, REIT	2,552,000	2,550,962
Mapletree Industrial Trust, REIT	1,255,280	1,401,634
Suntec Real Estate Investment Trust, REIT .	1,031,000	1,420,452

		26,793,461

Sweden — 0.3%
Hufvudstaden AB (Class A Stock)	17,117	216,782
Klovern AB	402,511	1,589,540

		1,806,322

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
United Kingdom — 4.1%
Atrium European Real Estate Ltd	268,355	$1,576,267
Big Yellow Group PLC, REIT	533,542	3,011,840
British Land Co. PLC, REIT	622,890	5,754,677
Great Portland Estates PLC, REIT	28,159	226,402
Hammerson PLC, REIT	711,495	5,705,313
Land Securities Group PLC, REIT	320,726	4,278,833
Metric Property Investments PLC, REIT	12,705	20,948
Segro PLC, REIT	496,447	2,015,108

		22,589,388

United States — 45.7%
Alexandria Real Estate Equities, Inc., REIT	71,302	4,942,655
American Assets Trust, Inc., REIT	67,156	1,875,667
American Tower Corp., REIT	28,460	2,199,104
Apartment Investment & Management Co. (Class A Stock), REIT	203,175	5,497,915
Associated Estates Realty Corp., REIT	118,975	1,917,877
AvalonBay Communities, Inc., REIT	73,877	10,016,982
Boston Properties, Inc., REIT	93,948	9,940,638
BRE Properties, Inc., REIT	135,299	6,877,248
Camden Property Trust, REIT	77,649	5,296,438
Cousins Properties, Inc., REIT	208,150	1,738,053
CubeSmart, REIT(a)	320,974	4,676,591
DCT Industrial Trust, Inc., REIT	109,627	711,479
DiamondRock Hospitality Co., REIT	279,704	2,517,336
Douglas Emmett, Inc., REIT	114,504	2,667,943
Duke Realty Corp., REIT	232,099	3,219,213
EastGroup Properties, Inc., REIT	18,829	1,013,188
Equity Residential, REIT	114,787	6,504,979
Essex Property Trust, Inc., REIT(a)	15,407	2,259,437
Excel Trust, Inc., REIT	109,350	1,385,465
Extra Space Storage, Inc., REIT	106,900	3,890,091
Federal Realty Investment Trust, REIT(a)	29,199	3,037,280
First Industrial Realty Trust, Inc., REIT*	129,262	1,820,009
General Growth Properties, Inc., REIT	351,372	6,974,734
Glimcher Realty Trust, REIT	254,522	2,822,649
HCP, Inc., REIT	170,300	7,694,154
Health Care REIT, Inc., REIT	196,483	12,042,443
Healthcare Realty Trust, Inc., REIT	47,393	1,137,906
Host Hotels & Resorts, Inc., REIT	440,413	6,901,272
Hudson Pacific Properties, Inc., REIT	92,217	1,942,090
Hyatt Hotels Corp. (Class A Stock)*(a)	55,429	2,137,896
Kimco Realty Corp., REIT(a)	289,641	5,595,864
Kite Realty Group Trust, REIT	142,314	795,535
Liberty Property Trust, REIT	131,790	4,714,128
LTC Properties, Inc., REIT	35,035	1,232,882
Macerich Co. (The), REIT	128,881	7,513,762
Mack-Cali Realty Corp., REIT(a)	83,262	2,173,971
Plum Creek Timber Co., Inc., REIT	32,101	1,424,321
Post Properties, Inc., REIT	27,756	1,386,412
ProLogis, Inc., REIT	266,675	9,730,971
Public Storage, REIT	101,653	14,735,619
Regency Centers Corp., REIT	76,672	3,612,785
Simon Property Group, Inc., REIT	181,388	28,675,629
SL Green Realty Corp., REIT(a)	101,585	7,786,490
Sovran Self Storage, Inc., REIT	45,899	2,850,328
Strategic Hotels & Resorts, Inc., REIT*(a)	413,670	2,647,488
Sunstone Hotel Investors, Inc., REIT*	243,513	2,608,024
Tanger Factory Outlet Centers, REIT	55,612	1,901,930
Taubman Centers, Inc., REIT	20,104	1,582,587

COMMON STOCKS (continued)	Shares	Value (Note 2)
United States (continued)
Ventas, Inc., REIT	211,629	$13,696,629
Vornado Realty Trust, REIT	67,608	5,414,049
Weingarten Realty Investors, REIT	174,105	4,660,791

		250,398,927

TOTAL COMMON STOCKS (cost $464,328,393)		530,672,526

PREFERRED STOCK — 0.1%
Sweden
Klovern AB, (PRFC), (cost $175,341)	9,225	193,986

TOTAL LONG-TERM INVESTMENTS (cost $464,503,734)		530,866,512

SHORT-TERM INVESTMENT — 5.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $29,572,140; includes $14,128,391 of cash collateral for securities on loan)(b)(w)(Note 4)	29,572,140	29,572,140

TOTAL INVESTMENTS — 102.3% (cost $494,075,874)		560,438,652
Liabilities in excess of other assets — (2.3)%		(12,377,957)

NET ASSETS — 100.0%		$548,060,695

The following abbreviations are used in the Portfolio descriptions:

REIT	Real Estate Investment Trust
PRFC	Preference Shares

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,925,398; cash collateral of $14,128,391 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$43,883,975	$—
Belgium	—	773,615	—
Brazil	5,891,090	—	—
Canada	7,682,255	—	—
Finland	—	2,069,167	—
France	—	11,984,199	—
Germany	1,154,532	5,828,926	—
Hong Kong	4,564,470	53,125,241	—
Italy	—	1,171,722	—
Japan	1,571,806	76,906,836	—
Netherlands	—	11,102,627	—
Norway	—	1,373,967	—
Singapore	621,158	26,172,303	—
Sweden	—	1,806,322	—
United Kingdom	4,609,055	17,980,333	—
United States	250,398,927	—	—
Preferred Stock — Sweden	193,986	—	—
Affiliated Money Market Mutual Fund	29,572,140	—	—

Total	$306,259,419	$254,179,233	$—

Fair Value of Level 2 investments at 12/31/11 was $0. An amount of $124,988,969 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to refelct the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Retail REITs	22.4%
Diversified Real Estate Activities	17.3
Specialized REITs	15.8
Diversified REITs	10.5
Office REITs	8.5
Residential REITs	7.8
Real Estate Operating Companies	6.1
Affiliated Money Market Mutual Fund (2.6% represents investments purchased with collateral from securities on loan)	5.4
Industrial REITs	4.7
Real Estate Development	3.0
Hotels, Resorts & Cruise Lines	0.4
Homebuilding	0.4

102.3
Liabilities in excess of other assets	(2.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statementof Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2012, accordingly, no derivative positions were presented in the Statements of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights
Equity contracts	$675

For the year ended December 31, 2012, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST GLOBAL REAL ESTATE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $13,925,398:
Unaffiliated investments (cost $464,503,734)	$530,866,512
Affiliated investments (cost $29,572,140)	29,572,140
Foreign currency, at value (cost $44,738)	44,765
Dividends receivable	1,708,843
Tax reclaim receivable	290,281
Receivable for fund share sold	97,728
Prepaid expenses	2,842

Total Assets	562,583,111

LIABILITIES:
Payable to broker for collateral for securities on loan	14,128,391
Advisory fees payable	211,777
Accrued expenses and other liabilities	90,688
Payable for fund share repurchased	83,737
Shareholder servicing fees payable	6,757
Payable to custodian	588
Affiliated transfer agent fee payable	478

Total Liabilities	14,522,416

NET ASSETS	$548,060,695

Net assets were comprised of:
Paid-in capital	$547,014,799
Retained earnings	1,045,896

Net assets, December 31, 2012	$548,060,695

Net asset value and redemption price per share, $548,060,695 / 58,134,990 outstanding shares of beneficial interest	$9.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $729,436 foreign withholding tax)	$13,016,279
Affiliated income from securities lending, net	48,054
Affiliated dividend income	37,630

13,101,963

EXPENSES
Advisory fees	4,644,722
Shareholder servicing fees and expenses	464,473
Custodian and accounting fees	195,000
Audit fee	41,000
Trustees’ fees	14,000
Commitment fee on syndicated credit agreement	12,000
Legal fees and expenses	12,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Insurance expenses	5,000
Shareholders’ reports	5,000
Loan interest expense (Note 7)	4,982
Miscellaneous	22,822

Total expenses	5,429,999
Less: shareholder servicing fee waiver	(32,895)

Net expenses	5,397,104

NET INVESTMENT INCOME	7,704,859

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	20,677,528
Foreign currency transactions	(96,237)

20,581,291

Net change in unrealized appreciation (depreciation) on:
Investments	70,788,262
Foreign currencies	(1,910)

70,786,352

NET GAIN ON INVESTMENTS	91,367,643

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,072,502

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,704,859	$7,547,634
Net realized gain on investment and foreign currency transactions	20,581,291	15,451,986
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	70,786,352	(57,929,753)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	99,072,502	(34,930,133)

DISTRIBUTIONS	(7,558,884)	(8,198,815)

FUND SHARE TRANSACTIONS:
Fund share sold [29,901,394 and 24,181,757 shares, respectively]	254,119,989	190,350,145
Fund share issued in reinvestment of distributions [937,827 and 1,003,527 shares, respectively]	7,558,884	8,198,815
Fund share repurchased [15,198,968 and 29,448,076 shares, respectively]	(126,792,677)	(213,849,259)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	134,886,196	(15,300,299)

TOTAL INCREASE (DECREASE) IN NET ASSETS	226,399,814	(58,429,247)
NET ASSETS:
Beginning of year	321,660,881	380,090,128

End of year	$548,060,695	$321,660,881

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 94.0% BANK LOANS(c) — 4.3%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Airlines — 0.1%
Delta Airlines, Inc., Term Loan B-1	Ba2	5.250%	10/28/18	$	2,000	$2,014,500

Building Materials
Roofing Supply Group LLC, Term Loan	B2	5.000%	05/31/19		124	124,632

Chemicals — 0.2%
Arizona Chemical U.S., Inc., Term Loan	Ba3	7.250%	12/22/17		353	356,766
Cristal Inorganic Chemicals, Inc., Loan (Second Lien)	B1	6.061%	11/15/14		1,250	1,246,875
PL Propylene LLC, Tranche Term Loan B	B1	7.000%	03/27/17		428	433,293
PolyOne Corp., Loan	Ba1	5.000%	12/20/17		396	397,881
Trinseo Materials Operating S.C.A., Term Loan	B1	8.000%	08/02/17		1,065	1,035,908

						3,470,723

Commercial Services
Focus Brands, Inc., Term Loan (First Lien)	B1	6.250%	02/17/18		126	126,317
Focus Brands, Inc., Term Loan (First Lien)	B1	6.250%	02/21/18		47	47,644

						173,961

Consumer Products — 0.2%
Hudson Products Holdings, Inc., Term Loan 2012	B2	8.000%	05/31/17		1,800	1,802,250
RedPrairie, Loan	B1	6.750%	12/14/18		1,107	1,105,759
Serta Simmons Holdings LLC, Term Loan	B1	5.000%	09/13/17		363	363,616
Serta Simmons Holdings LLC, Term Loan	B1	5.000%	10/01/19		556	556,296

						3,827,921

Consumer Services — 0.2%
Greektown Superholdings, Inc., Loan	B2	6.750%	12/11/18		150	149,688
Realogy Corp., Extended Floating Term Loan	B1	4.461%	10/10/16		1,113	1,114,824
Realogy Corp., Extended Synthetic Commitment Loan	B1	4.400%	10/10/16		80	80,640
Realogy Corp., Synthetic LC	B1	3.250%	10/10/13		10	9,461
Sabre, Inc., Extended Term Loan	B1	5.962%	09/30/17		446	449,077
Sourcehov LLC, Term Loan (Second Lien)	Caa2	10.500%	04/30/18		875	791,875
Sourcehov LLC, Term Loan B (First Lien)	B1	6.625%	04/28/17		419	412,136
St. George’s University, Term Loan	B2	8.500%	12/14/17		275	270,531

						3,278,232

Diversified Manufacturing
Intelligrated, Inc., Term Loan (First Lien)	B1	6.750%	07/30/18		599	604,485

Electric — 0.3%
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan (Extending)	Caa1	3.889%	10/10/14		1,234	933,182
Texas Competitive Electric Holdings Co. LLC, 2014 Term Loan (Non-Extending)	Caa1	3.889%	10/10/14		2,369	1,782,020
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Extending)	Caa1	4.746%	10/10/17		931	618,363
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan (Non-Extending)	Caa1	4.746%	10/10/17		1,819	1,208,289

						4,541,854

Entertainment — 0.1%
IntraWest Holdings S.A.R.L., Term Loan (First Lien)	B+(d)	7.000%	12/03/17		525	525,882

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

BANK LOANS(c) (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Entertainment (continued)
MTL Publishing LLC, Term Loan B	Ba3	5.500%	06/29/18	$	299	$301,858
WMG Acquisition Corp., Initial Term Loan	Ba2	5.250%	11/01/18		576	582,498

						1,410,238

Gaming — 0.5%
Caesars Entertainment Operating Co., Inc., Term Loan B-3	B2	3.210%	01/28/15		1,299	1,277,361
Caesars Entertainment Operating Co., Inc., Term Loan B-6	B2	5.460%	01/28/18		4,865	4,335,931
CCM Merger, Inc., Term Loan	B2	6.000%	03/01/17		494	494,167
Graton Economic Development Authority, Closing Date Term Loan B	B3	9.000%	08/22/18		375	384,844
Jacobs Entertainment, Tranche Term Loan B-2 (First Lien)	B2	6.250%	10/10/18		265	262,339
Mohegan Tribal Gaming Authority, Term Loan	B3	9.000%	03/31/16		675	690,187
ROC Finance LLC, Funded Term Loan B	B1	8.500%	08/19/17		385	396,550
ROC Finance LLC, Incremental 6 Month Delayed Draw Term	B1	8.500%	08/19/17		53	54,075
ROC Finance LLC, Incremental 18 Month Delayed Draw Term Loan B	B1	8.500%	08/19/17		88	90,125

						7,985,579

Gas Pipelines — 0.3%
Energy Transfer Equity LP, Term Loan	Ba2	3.750%	03/24/17		3,560	3,583,140
NGPL PipeCo LLC, Term Loan	Ba3	6.750%	09/15/17		1,164	1,189,118

						4,772,258

Healthcare
inVentiv Health, Inc., Consolidated Term Loan	B2	7.500%	08/04/16		275	267,033
U.S. Renal Care, Inc., Initial Term Loan (First Lien)	B1	6.250%	07/03/19		274	277,045

						544,078

Independent Energy
Alon USA Energy, Inc., Loan	B2	10.250%	11/08/18		370	371,388

Media – Cable — 0.1%
Gray Television, Inc., Initial Term Loan	B2	4.750%	10/10/19		501	503,821
Gray Television, Inc., Initial Term Loan	B2	4.750%	10/12/19		169	170,040
WideOpenWest Finance LLC/WideOpenWest Capital Corp., Term Loan	B1	6.250%	07/17/18		199	201,036

						874,897

Media – Non Cable — 0.6%
Barrington Broadcasting Group LLC, Tranche Term Loan 2	B2	7.500%	06/14/17		370	371,578
Cenveo Corp., Term B Facility	Ba3	7.000%	12/21/16		569	570,148
Clear Channel Communications, Inc., Tranche Term Loan B	Caa1	3.862%	01/29/16		3,219	2,653,541
Entercom Communications Corp., Term Loan B-1	Ba3	5.000%	11/23/18		301	303,696
Hubbard Radio LLC, Term Loan (First Lien)	Ba3	5.250%	04/28/17		403	406,261
Hubbard Radio LLC, Term Loan (Second Lien)	Caa1	8.750%	04/30/18		150	152,250
Radio One, Inc., Term Loan	B2	7.500%	03/31/16		1,736	1,756,197
Tl Acquisitions, Inc., Loan	Caa2	2.470%	07/03/14		652	513,087
Univision Communications, Inc., Extended Term Loan (First Lien)	B2	4.462%	03/31/17		2,398	2,356,774

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

BANK LOANS(c) (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Media – Non Cable (continued)
Vertis, Inc., Term Loan	NR	14.000%	12/21/15	$	1,758	$433,554

						9,517,086

Metals & Mining — 0.2%
Arch Coal, Inc., Term Loan	Ba3	5.750%	05/16/18		876	884,221
FMG Resources Pty Ltd., Term Loan	Ba1	5.250%	10/12/17		1,242	1,251,202
Patriot Coal Corp., Term Loan (DIP)	B3	9.250%	10/02/13		672	673,739

						2,809,162

Other Industrials
Sensus USA, Inc., Term Loan (Second Lien)	Caa1	8.500%	05/09/18		125	125,000

Packaging — 0.1%
Reynolds Group Holdings, Inc., U.S. Term Loan	B1	4.750%	09/28/18		665	672,676

Pharmaceuticals — 0.2%
Aptalis Pharm, Inc., Term Loan B-1	B2	5.500%	02/10/17		2,530	2,540,655

Restaurants — 0.1%
Landry’s, Inc., Term Loan B	B1	6.500%	04/24/18		297	299,975
Wendy’s Co. (The), Term Loan	B1	4.750%	05/15/19		499	503,583

						803,558

Retailers — 0.1%
Collective Brands, Inc., Term Loan	B1	7.250%	09/28/19		175	176,969
Gymboree Corp., Term Loan 2011	B2	5.000%	02/23/18		2,122	1,947,084

						2,124,053

Supermarkets — 0.1%
SUPERVALU, Inc., Loan	B1	8.000%	08/30/18		1,279	1,295,912

Technology — 0.9%
Avaya, Inc., Term Loan B-1	B1	3.062%	10/24/14		486	474,822
Avaya, Inc., Term Loan B-3	B1	4.812%	10/26/17		976	858,623
CDW LLC/CDW Finance Corp., Extended Term Loan	B1	4.000%	07/15/17		801	796,492
Ceridian Corp., Extended U.S. Term Loan	B1	5.959%	05/09/17		240	238,977
First Data Corp., Non-Extended Term Loan B-3	B1	2.961%	09/24/14		57	57,121
First Data Corp., Term Loan 2018-B	B1	5.211%	03/24/17		450	440,681
Freescale Semiconductor, Inc., Tranche Term Loan B-1	B1	4.464%	12/01/16		1,731	1,691,692
GO Daddy Group, Inc., Tranche Term Loan B-1	Ba3	5.500%	12/17/18		988	989,149
Infor (US), Inc., Tranche Term Loan B-2	Ba3	5.250%	04/05/18		618	623,527
Kronos, Inc., Loan	Ba3	9.750%	05/30/20		3,000	3,000,000
Novell, Inc., Term Loan (First Lien)	B1	7.250%	11/22/17		732	736,986
NXP BV/NXP Funding LLC, Tranche Loan A-2	B2	5.500%	03/03/17		316	321,628
NXP BV/NXP Funding LLC, Tranche Loan B	B2	5.250%	03/19/19		645	648,673
NXP BV/NXP Funding LLC, Tranche Loan C	B2	4.750%	12/12/19		440	442,385
RP Crown Parent LLC, Loan	Caa1	11.250%	12/31/19		3,000	3,017,490

						14,338,246

Wirelines
Zayo Group LLC, Term Loan	B1	5.250%	07/02/19		425	430,016

TOTAL BANK LOANS (cost $70,471,751)						68,651,110

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS — 89.0%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Aerospace/Defense — 0.8%
Alliant Techsystems, Inc., Gtd. Notes	Ba3	6.875%		09/15/20(a)	$	4,000	$4,395,000
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	Ba2	5.750%		03/15/22(a)		2,050	2,106,375
Colt Defense LLC/Colt Finance Corp., Sr. Unsec’d. Notes	Caa1	8.750%		11/15/17(a)		1,075	696,063
Esterline Technologies Corp., Gtd. Notes	Ba2	7.000%		08/01/20		1,000	1,107,500
Moog, Inc., Sr. Sub. Notes	Ba3	6.250%		01/15/15		57	57,046
Sequa Corp., Gtd. Notes, 144A	Caa1	7.000%		12/15/17		775	779,844
TransDigm, Inc., Gtd. Notes	B3	7.750%		12/15/18		3,725	4,120,781

							13,262,609

Airlines — 0.4%
Continental Airlines 2003-ERJ1 Pass-Through Trust, Pass-Through Certificates	B1	7.875%		01/02/20(a)		985	1,014,873
Continental Airlines 2004-ERJ1 Pass-Through Trust, Pass-Through Certificates	B1	9.558%		03/01/21		683	720,303
Continental Airlines 2005-ERJ1 Pass-Through Trust, Pass-Through Certificates	B1	9.798%		04/01/21		3,227	3,517,191
UAL 2009-2A Pass-Through Trust, Pass-Through Certificates	Baa3	9.750%		01/15/17		877	1,015,204
US Airways 2012-2 Class B Pass-Through Trust, Pass-Through Certificates	B1	6.750%		12/03/22		525	540,094

							6,807,665

Automotive — 1.7%
American Axle & Manufacturing Holdings, Inc., Gtd. Notes	B2	6.625%		10/15/22(a)		1,200	1,218,000
American Axle & Manufacturing Holdings, Inc., Sr. Sec’d. Notes, 144A	Ba1	9.250%		01/15/17		300	333,000
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	B2	8.000%		06/15/19(a)		3,152	3,435,680
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	B2	8.250%		06/15/21(a)		6,462	7,108,200
Continental Rubber Corp., Sec’d. Notes	Ba2	4.500%		09/15/19		1,300	1,330,412
Dana Holding Corp., Sr. Unsec’d. Notes	B2	6.500%		02/15/19		1,075	1,147,563
Dana Holding Corp., Sr. Unsec’d. Notes	B2	6.750%		02/15/21		2,300	2,472,500
Delphi Corp., Gtd. Notes	Ba2	5.875%		05/15/19(a)		600	643,500
Delphi Corp., Gtd. Notes	Ba2	6.125%		05/15/21		950	1,054,500
Ford Motor Co., Sr. Unsec’d. Notes	Baa3	7.450%		07/16/31		595	755,650
Goodyear Tire & Rubber Co. (The), Gtd. Notes	B1	7.000%		05/15/22(a)		2,763	2,963,317
J.B. Poindexter & Co., Inc., Sr. Unsec’d. Notes, 144A	B2	9.000%		04/01/22		1,127	1,165,036
Lear Corp., Gtd. Notes	Ba2	7.875%		03/15/18		2,766	3,008,025
Lear Corp., Gtd. Notes	Ba2	8.125%		03/15/20		750	845,625
UCI International, Inc., Gtd. Notes	B3	8.625%		02/15/19		260	257,725

							27,738,733

Banking — 1.8%
Amsouth Bancorp, Sub. Debs	Ba2	6.750%		11/01/25		955	951,636
Bank of America Corp., Jr. Sub. Notes	B1	8.000%	(c)	12/29/49		8,121	8,982,476
Bank of America Corp., Jr. Sub. Notes	B1	8.125%	(c)	12/29/49		850	941,171
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.700%		01/24/22		1,775	2,134,524
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.875%		01/05/21		1,845	2,208,983
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.500%		08/01/16		2,510	2,898,445
Barclays Bank PLC (United Kingdom), Sub. Notes	BBB-(d)	7.625%		11/21/22(a)		460	459,425

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banking (continued)
Barclays Bank PLC (United Kingdom), Sub. Notes, 144A	Baa3	10.179%		06/12/21	$	1,090	$1,483,948
Citigroup, Inc., Jr. Sub. Notes	B1	5.950%	(c)	12/29/49		507	513,337
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	4.450%		01/10/17(a)		950	1,052,410
Regions Bank, Sub. Notes	Ba1	7.500%		05/15/18		535	645,344
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	Ba3	7.648%	(c)	08/29/49		1,200	1,212,000
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	Ba3	5.050%		01/08/15		505	522,569
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	Ba1	6.125%		12/15/22		1,040	1,097,701
Royal Bank of Scotland NV (Netherlands), Sub. Notes, MTN	Ba1	1.011%	(c)	03/09/15		270	255,811
Royal Bank of Scotland PLC (The) (United Kingdom), Sub. Notes	Ba1	9.500%	(c)	03/16/22		226	265,862
Wachovia Capital Trust III, Ltd. Gtd. Notes	Baa3	5.570%	(c)	03/29/49(a)		3,025	3,009,875

							28,635,517

Brokerage — 0.2%
Blackstone Holdings Finance Co. LLC, Gtd. Notes, 144A	A(d)	4.750%		02/15/23(a)		1,200	1,275,668
E*TRADE Financial Corp., Sr. Unsec’d. Notes	B2	6.000%		11/15/17		230	235,175
E*TRADE Financial Corp., Sr. Unsec’d. Notes	B2	6.375%		11/15/19		520	533,000
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec’d. Notes, 144A	Ba1	5.625%		03/15/20		575	602,313
Oppenheimer Holdings, Inc., Sr. Sec’d. Notes	B2	8.750%		04/15/18		310	322,400

							2,968,556

Building Materials — 1.6%
American Standard Americas, Sr. Sec’d. Notes, 144A	Caa1	10.750%		01/15/16		225	220,500
Building Materials Corp. of America, Sr. Notes, 144A	Ba3	6.875%		08/15/18		950	1,026,000
Building Materials Corp. of America, Sr. Sec’d. Notes, 144A	Ba1	7.000%		02/15/20		3,600	3,924,000
Cemex Espana Luxembourg (Spain), Sr. Sec’d. Notes, 144A	B-(d)	9.250%		05/12/20(a)		1,500	1,627,500
Cemex Espana Luxembourg (Spain), Sr. Sec’d. Notes, 144A	B-(d)	9.875%		04/30/19		2,150	2,397,250
Cemex Finance LLC, Sr. Sec’d. Notes, 144A	B-(d)	9.375%		10/12/22(a)		2,000	2,250,000
Cemex Finance LLC, Sr. Sec’d. Notes, 144A	B-(d)	9.500%		12/14/16(a)		3,125	3,398,437
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	B-(d)	9.000%		01/11/18(a)		1,400	1,515,500
HD Supply, Inc., Sr. Sec’d. Notes, 144A	B2	8.125%		04/15/19		995	1,134,300
Lafarge SA (France), Sr. Unsec’d. Notes	Ba1	7.125%		07/15/36		600	610,500
Masco Corp., Sr. Unsec’d. Notes	Ba3	5.850%		03/15/17		25	27,207
Masco Corp., Sr. Unsec’d. Notes	Ba3	5.950%		03/15/22		1,020	1,130,662
Masco Corp., Sr. Unsec’d. Notes	Ba3	7.125%		03/15/20		51	59,335
Masonite International Corp. (Canada), Gtd. Notes, 144A	B3	8.250%		04/15/21(a)		860	920,200
Nortek, Inc., Gtd. Notes	Caa1	8.500%		04/15/21(a)		1,362	1,511,820
Roofing Supply Group LLC/Roofing Supply Finance, Inc., Gtd. Notes, 144A	B3	10.000%		06/01/20		615	688,800
Vulcan Materials Co., Sr. Unsec’d. Notes	Ba3	6.500%		12/01/16		515	567,787
Vulcan Materials Co., Sr. Unsec’d. Notes	Ba3	7.000%		06/15/18		50	55,250

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Building Materials (continued)
Vulcan Materials Co., Sr. Unsec’d. Notes	Ba3	7.500%	06/15/21(a)	$	2,000	$2,280,000

						25,345,048

Chemicals — 2.9%
Ashland, Inc., Sr. Unsec’d. Notes, 144A	Ba2	4.750%	08/15/22(a)		950	988,000
Celanese US Holdings LLC, Gtd. Notes	Ba2	4.625%	11/15/22		1,050	1,099,875
Chemtura Corp., Gtd. Notes	B1	7.875%	09/01/18		1,400	1,501,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sec’d. Notes	Caa1	9.000%	11/15/20		4,560	4,161,000
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Sr. Sec’d. Notes	B3	8.875%	02/01/18(a)		400	411,000
Huntsman International LLC, Gtd. Notes	B1	5.500%	06/30/16		1,498	1,499,873
Huntsman International LLC, Gtd. Notes	B2	8.625%	03/15/21(a)		450	514,125
JM Huber Corp., Sr. Notes, 144A	B2	9.875%	11/01/19		435	482,850
Koppers, Inc., Gtd. Notes	B1	7.875%	12/01/19		2,000	2,200,000
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes.	Baa3	5.000%	04/15/19		2,475	2,734,875
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes.	Baa3	5.750%	04/15/24(a)		800	940,000
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes.	Baa3	6.000%	11/15/21		4,775	5,598,688
MacDermid, Inc., Gtd. Notes, 144A	Caa1	9.500%	04/15/17		1,000	1,041,250
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	8.375%	11/01/16		2,750	3,011,250
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	Ba2	8.625%	11/01/19		500	567,500
Nufarm Australia Ltd. (Australia), Gtd. Notes, 144A	Ba3	6.375%	10/15/19		1,310	1,368,950
OMNOVA Solutions, Inc., Gtd. Notes	B2	7.875%	11/01/18(a)		910	938,437
PolyOne Corp., Sr. Unsec’d. Notes	Ba3	7.375%	09/15/20(a)		1,109	1,211,583
Rhodia SA (France), Sr. Unsec’d. Notes, 144A	Baa2	6.875%	09/15/20		3,550	4,001,297
Rockwood Specialties Group, Inc., Gtd. Notes	Ba2	4.625%	10/15/20(a)		900	931,500
Sawgrass Merger Sub, Inc., Sec’d. Notes, 144A	B3	8.750%	12/15/20(a)		1,200	1,209,000
Taminco Acquisition Corp., Sr. Unsec’d. Notes, PIK, 144A	Caa2	9.125%	12/15/17		3,300	3,258,750
Taminco Global Chemical Corp., Sec’d. Notes, 144A	Caa1	9.750%	03/31/20		3,225	3,531,375
Tronox Finance LLC, Gtd. Notes, 144A	B1	6.375%	08/15/20		2,615	2,641,150

						45,843,828

Construction Machinery — 1.8%
Ashtead Capital, Inc., Sec’d. Notes, 144A	B2	6.500%	07/15/22		2,259	2,451,015
Case New Holland, Inc., Gtd. Notes	Ba2	7.750%	09/01/13		850	884,000
Case New Holland, Inc., Gtd. Notes	Ba2	7.875%	12/01/17(a)		1,825	2,158,063
Columbus Mckinnon Corp., Gtd. Notes	B1	7.875%	02/01/19		620	664,950
H&E Equipment Services, Inc., Gtd. Notes, 144A .	B3	7.000%	09/01/22		3,056	3,254,640
Manitowoc Co. Inc. (The), Gtd. Notes	B3	5.875%	10/15/22		1,050	1,050,000
Terex Corp., Gtd. Notes	B3	6.000%	05/15/21(a)		2,300	2,420,750
Terex Corp., Gtd. Notes	B3	6.500%	04/01/20		875	927,500
United Rentals North America, Inc., Gtd. Notes	B3	6.125%	06/15/23(a)		300	316,500
United Rentals North America, Inc., Gtd. Notes	Caa1	8.375%	09/15/20(a)		1,825	2,021,187
United Rentals North America, Inc., Gtd. Notes	B3	9.250%	12/15/19		4,562	5,200,680
United Rentals North America, Inc., Gtd. Notes, 144A	B3	7.375%	05/15/20		1,585	1,739,538
United Rentals North America, Inc., Gtd. Notes, 144A	B3	7.625%	04/15/22		3,730	4,168,276

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Construction Machinery (continued)
United Rentals North America, Inc., Sr. Unsec’d. Notes	B3	8.250%	02/01/21(a)	$	1,425	$1,606,687

						28,863,786

Consumer Products — 0.5%
Alphabet Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	Caa1	7.750%	11/01/17		375	386,250
American Achievement Corp., Sec’d. Notes, 144A	B3	10.875%	04/15/16		785	671,175
Armored Autogroup, Inc., Gtd. Notes	Caa2	9.250%	11/01/18		1,000	847,500
Icon Health & Fitness, Inc., Sr. Sec’d. Notes, 144A	B2	11.875%	10/15/16		290	271,150
Libbey Glass, Inc., Sr. Sec’d. Notes	B2	6.875%	05/15/20		250	268,750
Prestige Brands, Inc., Gtd. Notes	B3	8.125%	02/01/20		150	166,875
Radio Systems Corp., Sec’d. Notes, 144A	B3	8.375%	11/01/19		435	453,487
Scotts Miracle-Gro Co. (The), Gtd. Notes	B1	7.250%	01/15/18		1,000	1,075,000
Serta Simmons Holdings LLC, Sr. Unsec’d. Notes, 144A.	Caa1	8.125%	10/01/20		251	251,000
Spectrum Brands Escrow Corp., Sr. Unsec’d. Notes, 144A.	B3	6.625%	11/15/22		425	455,813
Visant Corp., Gtd. Notes	Caa2	10.000%	10/01/17		3,141	2,819,048

						7,666,048

Consumer Services — 1.0%
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A.	B1	6.875%	06/15/19		1,900	2,004,500
Garda World Security Corp. (Canada), Sr. Unsec’d. Notes, 144A	B2	9.750%	03/15/17		1,155	1,209,863
Goodman Networks, Inc., Sr. Sec’d. Notes, 144A .	B2	12.375%	07/01/18		1,430	1,565,850
Mobile Mini, Inc., Gtd. Notes	B2	7.875%	12/01/20		525	576,187
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.375%	10/15/20		1,500	1,668,955
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.500%	10/01/19		760	838,522
Sabre, Inc., Sr. Sec’d. Notes, 144A	B1	8.500%	05/15/19		525	559,125
Service Corp. International, Sr. Unsec’d. Notes	Ba3	4.500%	11/15/20		1,575	1,602,562
Service Corp. International, Sr. Unsec’d. Notes	Ba3	7.000%	05/15/19		3,000	3,285,000
Stewart Enterprises, Inc., Gtd. Notes	B1	6.500%	04/15/19(a)		3,100	3,317,000

						16,627,564

Diversified Manufacturing — 1.1%
Amsted Industries, Inc., Sr. Notes, 144A	B1	8.125%	03/15/18		1,835	1,963,450
Griffon Corp., Gtd. Notes	B1	7.125%	04/01/18(a)		3,690	3,911,400
RBS Global, Inc./Rexnord LLC, Gtd. Notes	B3	8.500%	05/01/18(a)		4,250	4,605,937
Silver II Borrower/Silver II US Holdings LLC (Luxembourg), Sr. Unsec’d. Notes, 144A	Caa1	7.750%	12/15/20		1,300	1,345,500
SPX Corp., Gtd. Notes	Ba2	6.875%	09/01/17(a)		1,000	1,115,000
Tomkins LLC/Tomkins, Inc., Sec’d. Notes	B1	9.000%	10/01/18		360	403,200
WireCo WorldGroup, Inc., Gtd. Notes	B3	9.500%	05/15/17		4,132	4,379,920

						17,724,407

Electric — 3.5%
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	7.750%	03/01/14		1,000	1,065,000
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	7.750%	10/15/15		5,025	5,640,563
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	8.000%	10/15/17		100	115,500
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	9.750%	04/15/16(a)		1,125	1,344,375
AES Ironwood LLC, Sr. Sec’d. Notes	B2	8.857%	11/30/25		112	131,077
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.250%	10/15/17		3,867	4,118,355

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Electric (continued)
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.500%	02/15/21	$	2,786	$3,078,530
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.875%	01/15/23		4,290	4,847,700
Covanta Holding Corp., Sr. Unsec’d. Notes	Ba3	6.375%	10/01/22		975	1,058,820
Dynegy Holdings Escrow, Notes	NR	7.125%	05/15/18		1,000	—
Dynegy Holdings Escrow, Sr. Sec’d. Notes(i)	NR	7.750%	06/01/19		2,000	—
Dynegy Roseton LLC/Danskammer Pass-Through Trust, Series B, Pass-Through Certificates(i)	NR	7.670%	11/08/16		3,800	161,500
Edison Mission Energy, Sr. Unsec’d. Notes(i)	Ca	7.000%	05/15/17(a)		600	318,000
Edison Mission Energy, Sr. Unsec’d. Notes(i)	Ca	7.200%	05/15/19(a)		2,000	1,060,000
Energy Future Holdings Corp., Sr. Sec’d. Notes	Caa3	9.750%	10/15/19(a)		283	312,715
Energy Future Holdings Corp., Sr. Sec’d. Notes	Caa3	10.000%	01/15/20		125	139,687
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sec’d. Notes, 144A	Caa3	11.750%	03/01/22(a)		3,210	3,563,100
Energy Future Intermediate Holding Co.
LLC/EFIH Finance, Inc., Sr. Sec’d. Notes	Caa3	10.000%	12/01/20(a)		5,600	6,314,000
GenOn Energy, Inc., Sr. Unsec’d. Notes	B3	9.875%	10/15/20(a)		447	516,285
GenOn REMA LLC, Pass-Through Certificates	B1	9.681%	07/02/26		1,965	2,112,375
Mirant Mid Atlantic Pass-Through Trust B, Pass-Through Certificates	Ba1	9.125%	06/30/17		4,387	4,782,047
NRG Energy, Inc., Gtd. Notes	B1	7.625%	01/15/18(a)		3,975	4,412,250
NRG Energy, Inc., Gtd. Notes	B1	7.625%	05/15/19		2,400	2,568,000
NRG Energy, Inc., Gtd. Notes	B1	7.875%	05/15/21(a)		2,625	2,913,750
NRG Energy, Inc., Gtd. Notes	B1	8.250%	09/01/20		1,075	1,204,000
NRG Energy, Inc., Gtd. Notes, 144A	B1	6.625%	03/15/23(a)		3,982	4,260,740

						56,038,369

Entertainment — 1.5%
AMC Entertainment, Inc., Gtd. Notes	Caa1	9.750%	12/01/20		7,345	8,483,475
Carmike Cinemas, Inc., Sec’d. Notes	B2	7.375%	05/15/19		2,600	2,808,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	B2	9.125%	08/01/18		1,000	1,125,000
Cinemark USA, Inc., Gtd. Notes	B2	8.625%	06/15/19		616	682,220
Cinemark USA, Inc., Gtd. Notes, 144A	B2	5.125%	12/15/22		1,237	1,252,462
NAI Entertainment Holdings LLC, Sr. Sec’d. Notes, 144A.	B1	8.250%	12/15/17		4,731	5,210,014
Regal Cinemas Corp., Gtd. Notes	B2	8.625%	07/15/19		575	635,375
Six Flags Entertainment Corp., Gtd. Notes, 144A .	B3	5.250%	01/15/21(a)		725	725,000
Vail Resorts, Inc., Gtd. Notes	Ba3	6.500%	05/01/19		850	914,813
WMG Acquisition Corp., Gtd. Notes	B3	11.500%	10/01/18(a)		1,350	1,559,250
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	Ba2	6.000%	01/15/21		250	263,750

						23,659,359

Environmental — 0.4%
ADS Waste Holdings, Inc., Sr. Unsec’d. Notes, 144A	Caa1	8.250%	10/01/20		1,775	1,863,750
Casella Waste Systems, Inc., Gtd. Notes, 144A	Caa1	7.750%	02/15/19		625	593,750
Clean Harbors, Inc., Gtd. Notes	Ba2	5.250%	08/01/20		2,450	2,554,125
Clean Harbors, Inc., Gtd. Notes, 144A	Ba2	5.125%	06/01/21		600	621,000

						5,632,625

Food & Beverage — 1.8%
ARAMARK Corp., Gtd. Notes	B3	8.500%	02/01/15(a)		2,825	2,839,153
ARAMARK Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	B3	8.625%	05/01/16		3,915	4,008,020
Bumble Bee Acquisition Corp., Sr. Sec’d. Notes, 144A	B2	9.000%	12/15/17		1,111	1,194,325

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Food & Beverage (continued)
Constellation Brands, Inc., Gtd. Notes	Ba1	4.625%	03/01/23	$675	$705,375
Constellation Brands, Inc., Gtd. Notes	Ba1	6.000%	05/01/22	350	400,750
Cott Beverages, Inc., Gtd. Notes	B3	8.125%	09/01/18	600	663,000
Darling International, Inc., Gtd. Notes	Ba2	8.500%	12/15/18	525	603,094
Dean Foods Co., Gtd. Notes	B2	7.000%	06/01/16	275	301,813
Dean Foods Co., Gtd. Notes	B2	9.750%	12/15/18	150	172,500
Del Monte Corp., Gtd. Notes	B3	7.625%	02/15/19(a)	1,925	2,006,813
JBS USA LLC/JBS USA Finance, Inc., Gtd. Notes	B1	11.625%	05/01/14	2,525	2,821,688
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A	B1	7.250%	06/01/21	2,165	2,170,412
JBS USA LLC/JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A	B1	8.250%	02/01/20(a)	296	313,760
Michael Foods Group, Inc., Gtd. Notes	B3	9.750%	07/15/18	3,505	3,873,025
Pilgrim’s Pride Corp., Gtd. Notes	Caa1	7.875%	12/15/18	580	587,975
Shearer’s Foods LLC/Chip Fin Corp., Sr. Sec’d. Notes, 144A	B3	9.000%	11/01/19	500	525,000
Simmons Foods, Inc., Sec’d. Notes, 144A	Caa1	10.500%	11/01/17	475	431,063
Smithfield Foods, Inc., Sr. Unsec’d. Notes	B1	6.625%	08/15/22(a)	4,225	4,668,625
Smithfield Foods, Inc., Sr. Unsec’d. Notes	B1	7.750%	07/01/17	435	506,775

					28,793,166

Gaming — 4.4%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Gtd. Notes, 144A	Caa1	9.000%	05/15/18	1,725	1,802,625
American Casino & Entertainment Properties LLC, Sr. Sec’d. Notes	B3	11.000%	06/15/14	542	556,905
Ameristar Casinos, Inc., Gtd. Notes	B3	7.500%	04/15/21(a)	660	715,275
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., Gtd. Notes, 144A	Caa1	8.375%	02/15/18	221	229,840
Boyd Gaming Corp., Gtd. Notes	B3	9.125%	12/01/18(a)	3,025	3,085,500
Boyd Gaming Corp., Gtd. Notes, 144A	B3	9.000%	07/01/20(a)	2,125	2,093,125
Caesars Entertainment Operating Co., Inc., Sec’d. Notes	Caa2	12.750%	04/15/18	3,850	2,839,375
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	B2	11.250%	06/01/17	3,595	3,851,144
Caesars Operating Escrow LLC/Caesars Escrow Corp., Sr. Sec’d. Notes, 144A	B2	9.000%	02/15/20	925	925,000
CCM Merger, Inc., Gtd. Notes, 144A	Caa2	9.125%	05/01/19(a)	2,725	2,745,437
Chukchansi Economic Development Authority, Sec’d. Notes, 144A	Caa2	9.750%	05/30/20	635	382,706
CityCenter Holdings LLC/CityCenter Finance Corp., Sec’d. Notes, PIK	Caa2	10.750%	01/15/17	1,279	1,388,165
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A	B3	10.500%	07/01/19	850	918,000
Graton Economic Development Authority, Sr. Sec’d. Notes, 144A	B3	9.625%	09/01/19	465	498,131
Isle of Capri Casinos, Inc., Gtd. Notes	B3	7.750%	03/15/19(a)	4,175	4,498,562
Isle of Capri Casinos, Inc., Gtd. Notes	Caa1	8.875%	06/15/20(a)	2,000	2,180,000
Marina District Finance Co., Inc., Sr. Sec’d. Notes	B2	9.500%	10/15/15(a)	1,385	1,343,450
MCE Finance Ltd. (Cayman Islands), Gtd. Notes .	B1	10.250%	05/15/18	600	682,500
MGM Resorts International, Gtd. Notes	B3	6.625%	12/15/21(a)	5,075	5,075,000
MGM Resorts International, Gtd. Notes	B3	6.750%	04/01/13	1,000	1,011,250
MGM Resorts International, Gtd. Notes	B3	7.500%	06/01/16	600	643,500
MGM Resorts International, Gtd. Notes	B3	7.625%	01/15/17(a)	4,850	5,189,500

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Gaming (continued)
MGM Resorts International, Gtd. Notes	B3	7.750%		03/15/22(a)	$2,090	$2,236,300
MGM Resorts International, Gtd. Notes	B3	10.000%		11/01/16(a)	2,645	3,061,588
MGM Resorts International, Gtd. Notes, 144A	B3	6.750%		10/01/20(a)	1,925	1,965,906
MGM Resorts International, Gtd. Notes, 144A	B3	8.625%		02/01/19(a)	2,185	2,436,275
MTR Gaming Group, Inc., Sec’d. Notes	Caa1	11.500%		08/01/19	3,526	3,737,722
Pinnacle Entertainment, Inc., Gtd. Notes	B3	7.750%		04/01/22	1,950	2,076,750
Pinnacle Entertainment, Inc., Gtd. Notes	B1	8.625%		08/01/17	700	751,625
Pinnacle Entertainment, Inc., Gtd. Notes	B3	8.750%		05/15/20	540	583,200
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Sr. Sec’d. Notes, 144A	B3	9.500%		06/15/19	275	298,375
Seminole Hard Rock Entertainment, Inc., Sr. Sec’d. Notes, 144A	B2	2.808%	(c)	03/15/14	600	595,500
Seminole Indian Tribe of Florida, Sec’d. Notes, 144A	Ba1	7.750%		10/01/17	775	837,969
Seneca Gaming Corp., Gtd. Notes, 144A	B2	8.250%		12/01/18	1,007	1,062,385
Studio City Finance Ltd. (British Virgin Islands), Gtd. Notes, 144A	B3	8.500%		12/01/20(a)	750	785,625
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sec’d. Notes, 144A	B2	8.625%		04/15/16	3,175	3,405,187
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., First Mortgage	Ba2	7.875%		11/01/17	1,250	1,356,250
Yonkers Racing Corp., Sec’d. Notes, 144A	B1	11.375%		07/15/16(a)	2,753	2,973,240

						70,818,887

Gas Distributors — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	Ba3	6.500%		05/20/21	191	207,235
Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsec’d. Notes	B2	6.500%		05/01/21	1,150	1,138,500

						1,345,735

Gas Pipelines — 0.8%
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes	Ba3	4.875%		05/15/23	287	291,305
Crosstex Energy LP/Crosstex Energy Finance Corp., Gtd. Notes, 144A	B2	7.125%		06/01/22	765	797,513
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	B2	7.875%		12/15/18	1,340	1,430,450
Hiland Partners LP/Hiland Partners Finance Corp., Gtd. Notes, 144A	B3	7.250%		10/01/20	316	338,120
Inergy Midstream LP/NRGM Finance Corp., Gtd. Notes, 144A	B1	6.000%		12/15/20	1,136	1,172,920
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	Ba3	6.250%		06/15/22	615	670,350
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	Ba3	6.750%		11/01/20	1,500	1,635,000
NGPL PipeCo LLC, Sr. Sec’d. Notes, 144A	Ba3	9.625%		06/01/19	315	362,250
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Gtd. Notes, 144A	B2	8.375%		06/01/20(a)	557	600,167
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	B1	6.500%		07/15/21	1,265	1,385,175
SemGroup LP, Notes, 144A(i)	NR	— %		12/31/49	2,555	2
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	Ba3	6.875%		02/01/21	950	1,040,250

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Gas Pipelines (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	Ba3	7.875%	10/15/18	$	1,000	$1,095,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	Ba3	5.250%	05/01/23		437	452,295
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes, 144A	Ba3	6.375%	08/01/22(a)		1,775	1,934,750

						13,205,547

Healthcare — 6.9%
Acadia Healthcare Co., Inc., Gtd. Notes	B3	12.875%	11/01/18		2,800	3,388,000
Accellent, Inc., Gtd. Notes	Caa2	10.000%	11/01/17		3,925	3,228,313
Accellent, Inc., Sr. Sec’d. Notes	B1	8.375%	02/01/17		1,987	2,086,350
Alliance HealthCare Services, Inc., Sr. Unsec’d. Notes	B3	8.000%	12/01/16		2,500	2,275,000
Amsurg Corp., Gtd. Notes, 144A	Ba3	5.625%	11/30/20		275	286,000
Apria Healthcare Group, Inc., Sec’d. Notes	Caa1	12.375%	11/01/14(a)		975	965,250
Apria Healthcare Group, Inc., Sr. Sec’d. Notes	B1	11.250%	11/01/14		300	310,125
Biomet, Inc., Gtd. Notes, 144A	B3	6.500%	08/01/20		4,230	4,494,376
Biomet, Inc., Gtd. Notes, 144A	Caa1	6.500%	10/01/20		900	894,375
Capella Healthcare, Inc., Gtd. Notes	B3	9.250%	07/01/17(a)		6,183	6,631,267
CHS/Community Health Systems, Inc., Gtd. Notes	B3	7.125%	07/15/20(a)		3,650	3,896,374
CHS/Community Health Systems, Inc., Gtd. Notes	B3	8.000%	11/15/19		7,345	7,950,963
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	Ba3	5.125%	08/15/18(a)		605	630,713
ConvaTec Healthcare e SA (Luxembourg), Gtd. Notes, 144A	Caa1	10.500%	12/15/18		4,200	4,630,500
DaVita HealthCare Partners, Inc., Gtd. Notes	B2	5.750%	08/15/22(a)		1,150	1,211,813
DaVita HealthCare Partners, Inc., Gtd. Notes	B2	6.375%	11/01/18(a)		1,150	1,233,375
Emergency Medical Services Corp., Gtd. Notes	B3	8.125%	06/01/19		500	549,063
Fresenius Medical Care US Finance II, Inc., Gtd. Notes, 144A	Ba2	5.625%	07/31/19		374	401,583
Fresenius Medical Care US Finance II, Inc., Gtd. Notes, 144A	Ba2	5.750%	02/15/21		525	561,750
Fresenius Medical Care US Finance II, Inc., Gtd. Notes, 144A	Ba2	5.875%	01/31/22		126	136,710
Fresenius Medical Care US Finance II, Inc., Gtd. Notes, 144A	Ba2	6.500%	09/15/18		450	502,875
HCA Holdings, Inc., Sr. Unsec’d. Notes	B3	6.250%	02/15/21		2,100	2,152,500
HCA, Inc., Gtd. Notes	B3	5.875%	05/01/23(a)		1,775	1,837,125
HCA, Inc., Gtd. Notes	B3	7.500%	02/15/22(a)		6,480	7,419,600
HCA, Inc., Gtd. Notes	B3	8.000%	10/01/18		850	983,875
HCA, Inc., Sr. Sec’d. Notes	Ba3	5.875%	03/15/22		5,074	5,517,975
HCA, Inc., Sr. Sec’d. Notes	Ba3	6.500%	02/15/20(a)		2,777	3,124,125
HCA, Inc., Sr. Sec’d. Notes	Ba3	7.875%	02/15/20		2,000	2,225,000
HCA, Inc., Sr. Unsec’d. Notes	B3	5.750%	03/15/14		1,650	1,724,250
HCA, Inc., Sr. Unsec’d. Notes	B3	6.375%	01/15/15		7,350	7,947,187
HCA, Inc., Sr. Unsec’d. Notes	B3	7.190%	11/15/15		1,070	1,177,000
Health Management Associates, Inc., Gtd. Notes	B3	7.375%	01/15/20(a)		1,100	1,188,000
Healthsouth Corp., Gtd. Notes	B1	7.250%	10/01/18(a)		2,621	2,843,785
Hologic, Inc., Gtd. Notes, 144A	B2	6.250%	08/01/20		235	253,213
IASIS Healthcare LLC/IASIS Capital Corp., Gtd. Notes	Caa1	8.375%	05/15/19		450	425,250
inVentiv Health, Inc., Gtd. Notes, 144A	Caa2	10.000%	08/15/18		2,979	2,569,387
inVentiv Health, Inc., Sr. Sec’d. Notes, 144A	B2	9.000%	01/15/18		300	303,000
Kindred Healthcare, Inc., Gtd. Notes	B3	8.250%	06/01/19(a)		1,550	1,507,375

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Healthcare (continued)
Kinetic Concepts, Inc./KCI USA, Inc., Sec’d. Notes, 144A	B3	10.500%	11/01/18(a)		$750	$786,563
MedAssets, Inc., Gtd. Notes	B3	8.000%	11/15/18		1,275	1,383,375
MultiPlan, Inc., Gtd. Notes, 144A	Caa1	9.875%	09/01/18(a)		1,500	1,672,500
National Mentor Holdings, Inc., Gtd. Notes, 144A	Caa2	12.500%	02/15/18		1,150	1,175,875
Omnicare, Inc., Gtd. Notes	Ba3	7.750%	06/01/20(a)		834	925,740
OnCure Holdings, Inc., Sec’d. Notes	Caa3	11.750%	05/15/17		765	371,025
PSS World Medical, Inc., Gtd. Notes	Ba3	6.375%	03/01/22(a)		550	649,000
ResCare, Inc., Gtd. Notes	B-(d)	10.750%	01/15/19		1,575	1,748,250
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	6.250%	11/01/18(a)		4,020	4,411,950
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	10.000%	05/01/18		600	682,500
Tenet Healthcare Corp., Sr. Sec’d. Notes, 144A	B1	4.750%	06/01/20		1,585	1,608,775
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	8.000%	08/01/20(a)		1,270	1,367,631
United Surgical Partners International, Inc., Gtd. Notes	Caa1	9.000%	04/01/20(a)		965	1,071,150
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., Gtd. Notes	B3	7.750%	02/01/19(a)		886	917,010
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., Gtd. Notes	B3	8.000%	02/01/18(a)		1,820	1,883,700
VWR Funding, Inc., Gtd. Notes, 144A	Caa1	7.250%	09/15/17		815	853,713

						110,972,179

Home Construction — 1.3%
Beazer Homes USA, Inc., Gtd. Notes	Caa3	9.125%	06/15/18		1,000	1,042,500
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	B2	6.500%	12/15/20		462	473,550
DR Horton, Inc., Gtd. Notes	Ba2	4.375%	09/15/22		79	80,580
DR Horton, Inc., Gtd. Notes	Ba2	5.625%	01/15/16		105	113,137
K Hovnanian Enterprises, Inc., Gtd. Notes	Caa3	11.875%	10/15/15		465	502,200
K Hovnanian Enterprises, Inc., Sec’d. Notes, 144A	Caa2	9.125%	11/15/20		192	203,520
K Hovnanian Enterprises, Inc., Sr. Sec’d. Notes, 144A	B3	7.250%	10/15/20(a)		3,675	3,950,625
KB Home, Gtd. Notes	B2	7.500%	09/15/22		2,263	2,466,670
Lennar Corp., Gtd. Notes	B1	6.950%	06/01/18		850	949,875
Lennar Corp., Gtd. Notes	B1	12.250%	06/01/17		610	818,925
Lennar Corp., Gtd. Notes, 144A	B1	4.750%	12/15/17		140	144,900
M/I Homes, Inc., Gtd. Notes	Caa1	8.625%	11/15/18(a)		1,000	1,100,000
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	B1	6.875%	11/15/20	CAD	570	573,965
Meritage Homes Corp., Gtd. Notes	B1	7.000%	04/01/22		430	467,625
Meritage Homes Corp., Gtd. Notes	B1	7.150%	04/15/20		55	60,225
Standard Pacific Corp., Gtd. Notes	B3	8.375%	05/15/18		2,150	2,494,000
Standard Pacific Corp., Gtd. Notes	B3	8.375%	01/15/21(a)		1,065	1,235,400
Standard Pacific Corp., Gtd. Notes	B3	10.750%	09/15/16		66	82,005
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	B2	7.750%	04/15/20		2,905	3,079,300
Toll Brothers Finance Corp., Gtd. Notes	Ba1	5.875%	02/15/22		451	511,587

						20,350,589

Independent Energy — 5.0%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	B3	9.625%	10/15/18		1,000	1,030,000
Alta Mesa Holdings LP/Alta Mesa Finance
Services Corp., Gtd. Notes, 144A	B3	9.625%	10/15/18		222	228,660
Bill Barrett Corp., Gtd. Notes	B1	7.000%	10/15/22(a)		1,210	1,246,300
Bill Barrett Corp., Gtd. Notes	B1	7.625%	10/01/19		725	764,875

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Independent Energy (continued)
Bill Barrett Corp., Gtd. Notes	B1	9.875%	07/15/16	$	540	$585,900
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.775%	03/15/19(a)		1,000	1,001,250
Cimarex Energy Co., Gtd. Notes	Ba1	5.875%	05/01/22		294	321,930
Comstock Resources, Inc., Gtd. Notes	B3	8.375%	10/15/17		1,692	1,776,600
Comstock Resources, Inc., Gtd. Notes	B3	9.500%	06/15/20		486	522,450
Concho Resources, Inc., Gtd. Notes	B1	6.500%	01/15/22(a)		2,125	2,337,500
Continental Resources, Inc., Gtd. Notes	Ba2	5.000%	09/15/22(a)		1,161	1,250,977
Denbury Resources, Inc., Gtd. Notes	B1	6.375%	08/15/21(a)		1,025	1,127,500
Denbury Resources, Inc., Gtd. Notes	B1	8.250%	02/15/20		1,470	1,653,750
Denbury Resources, Inc., Gtd. Notes	B1	9.750%	03/01/16		375	397,500
Energy XXI Gulf Coast, Inc., Gtd. Notes	B3	7.750%	06/15/19		550	600,875
Energy XXI Gulf Coast, Inc., Gtd. Notes	B3	9.250%	12/15/17		250	285,625
EP Energy LLC/EP Energy Finance, Inc., Sr. Unsec’d. Notes	B	9.375%	05/01/20(a)		2,283	2,574,083
EP Energy LLC/Everest Acquisition Finance, Inc., Gtd. Notes	B2	7.750%	09/01/22		247	261,820
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec’d. Notes	Ba3	6.875%	05/01/19		692	750,820
EPE Holdings LLC/EP Energy Bond Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	B3	8.125%	12/15/17		413	409,386
Forest Oil Corp., Gtd. Notes	B2	7.250%	06/15/19(a)		1,195	1,200,975
Forest Oil Corp., Gtd. Notes, 144A	B2	7.500%	09/15/20		230	241,500
Harvest Operations Corp. (Canada), Notes	Ba2	6.875%	10/01/17		4,050	4,495,500
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A	Ba3	7.625%	04/15/21		400	436,000
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Notes, 144A	Ba3	8.000%	02/15/20		1,660	1,817,700
Linn Energy LLC/Linn Energy Finance Corp., Gtd. Notes, 144A	B2	6.250%	11/01/19		1,350	1,356,750
McMoran Exploration Co., Gtd. Notes	Caa1	11.875%	11/15/14		1,105	1,178,206
MEG Energy Corp. (Canada), Gtd. Notes, 144A	B1	6.500%	03/15/21		2,200	2,315,500
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, Gtd. Notes, 144A	Caa1	10.750%	10/01/20		442	469,625
Newfield Exploration Co., Sr. Sub. Notes	Ba2	7.125%	05/15/18		3,479	3,670,345
Newfield Exploration Co., Sr. Unsec’d. Notes	Ba1	5.625%	07/01/24		390	421,200
NFR Energy LLC/NFR Energy Finance Corp., Gtd. Notes	Caa2	9.750%	02/15/17(a)		1,250	1,203,125
OGX Austria GmbH (Austria), Gtd. Notes, 144A	B1	8.375%	04/01/22		330	275,550
Petrohawk Energy Corp., Gtd. Notes	Baa3	7.250%	08/15/18(a)		1,075	1,213,618
Plains Exploration & Production Co., Gtd. Notes	B1	6.125%	06/15/19		1,225	1,335,250
Plains Exploration & Production Co., Gtd. Notes	B1	6.500%	11/15/20		1,368	1,515,060
Plains Exploration & Production Co., Gtd. Notes	B1	6.750%	02/01/22		1,919	2,154,078
Plains Exploration & Production Co., Gtd. Notes	B1	6.875%	02/15/23		1,918	2,191,316
Plains Exploration & Production Co., Gtd. Notes	B1	7.625%	04/01/20		2,650	2,954,750
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	5.250%	05/01/23		1,409	1,507,630
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	5.375%	10/01/22		725	777,563
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	6.875%	03/01/21		1,775	2,045,687
Range Resources Corp., Gtd. Notes	Ba3	5.750%	06/01/21		2,600	2,782,000
Range Resources Corp., Gtd. Notes	Ba3	6.750%	08/01/20		750	813,750
Range Resources Corp., Gtd. Notes	Ba3	8.000%	05/15/19(a)		650	719,875
Samson Investment Co., Sr. Unsec’d. Notes, 144A	B3	9.750%	02/15/20(a)		4,210	4,452,075
SM Energy Co., Sr. Unsec’d. Notes	B1	6.500%	11/15/21(a)		1,500	1,605,000
SM Energy Co., Sr. Unsec’d. Notes	B1	6.500%	01/01/23		425	454,750
SM Energy Co., Sr. Unsec’d. Notes	B1	6.625%	02/15/19		825	870,375
Stone Energy Corp., Gtd. Notes	B3	7.500%	11/15/22		1,018	1,058,720
Swift Energy Co., Gtd. Notes	B3	7.875%	03/01/22		607	634,315

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Independent Energy (continued)
Swift Energy Co., Gtd. Notes	B3	8.875%		01/15/20	$	1,150	$1,250,625
Vanguard Natural Resources LLC/VNR Finance Corp., Gtd. Notes	Caa1	7.875%		04/01/20		995	1,039,775
W&T Offshore, Inc., Gtd. Notes	B3	8.500%		06/15/19(a)		2,041	2,194,075
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	5.250%		01/15/17		3,350	3,551,000
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	6.000%		01/15/22		4,425	4,767,938

							80,099,002

Life Insurance — 0.3%
American International Group, Inc., Jr. Sub. Debs	Baa2	8.175%	(c)	05/15/68		3,100	4,037,750
Hartford Financial Services Group, Inc., Jr. Sub. Debs	Ba1	8.125%	(c)	06/15/68		500	575,625

							4,613,375

Lodging — 0.6%
Felcor Lodging LP, Sr. Sec’d. Notes	B2	6.750%		06/01/19		575	610,937
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000%		10/01/14		2,165	2,500,575
Felcor Lodging LP, Sr. Sec’d. Notes, 144A	B2	5.625%		03/01/23		2,550	2,537,250
Host Hotels & Resorts LP, Gtd. Notes	Baa3	4.750%		03/01/23(a)		925	980,500
Host Hotels & Resorts LP, Gtd. Notes	Baa3	9.000%		05/15/17		1,000	1,070,000
Host Hotels & Resorts LP, Sr. Unsec’d. Notes	Baa3	5.250%		03/15/22(a)		1,200	1,314,000
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes	Ba1	7.250%		03/15/18		640	723,200
Viking Cruises Ltd. (Bermuda), Sr. Notes, 144A	B3	8.500%		10/15/22		262	282,960

							10,019,422

Media – Cable — 4.5%
Altice Financing SA (Luxembourg), Gtd. Notes, 144A	Ba2	7.875%		12/15/19		200	211,500
Altice Finco SA (Luxembourg), Sr. Notes, 144A	B2	9.875%		12/15/20		249	265,040
Bresnan Broadband Holdings LLC, Gtd. Notes, 144A	B3	8.000%		12/15/18		1,150	1,242,000
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	5.875%		09/15/22		222	222,277
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	7.750%		04/15/18		355	394,937
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.000%		04/15/20		1,965	2,213,081
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.625%		09/15/17(a)		2,700	3,148,875
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	5.125%		02/15/23		1,342	1,338,645
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	5.250%		09/30/22		550	556,875
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	6.500%		04/30/21		137	147,789
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	6.625%		01/31/22		359	392,207
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	7.000%		01/15/19		48	51,780
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	7.375%		06/01/20(a)		1,410	1,565,100
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	7.875%		04/30/18(a)		1,700	1,829,625
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	8.125%		04/30/20(a)		1,030	1,153,600
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	B3	6.375%		09/15/20(a)		2,701	2,812,416
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	B3	8.625%		11/15/17		8,680	9,287,600

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Media – Cable (continued)
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	8.625%	02/15/19	$	2,000	$2,390,000
CSC Holdings LLC, Sr. Unsec’d. Notes, 144A	Ba3	6.750%	11/15/21(a)		2,200	2,439,250
DISH DBS Corp., Gtd. Notes	Ba2	4.625%	07/15/17		216	225,180
DISH DBS Corp., Gtd. Notes	Ba2	5.875%	07/15/22(a)		510	548,250
DISH DBS Corp., Gtd. Notes	Ba2	6.625%	10/01/14		4,300	4,622,500
DISH DBS Corp., Gtd. Notes	Ba2	6.750%	06/01/21(a)		1,670	1,903,800
DISH DBS Corp., Gtd. Notes	Ba2	7.125%	02/01/16		1,950	2,184,000
DISH DBS Corp., Gtd. Notes	Ba2	7.875%	09/01/19(a)		600	711,000
DISH DBS Corp., Sr. Unsec’d. Notes, 144A	Ba2	5.000%	03/15/23		3,254	3,254,000
Gray Television, Inc., Gtd. Notes, 144A	Caa2	7.500%	10/01/20		660	674,850
Harron Communications LP/Harron Finance Corp., Sr. Notes, 144A	Caa1	9.125%	04/01/20		605	662,475
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes, 144A	B3	6.375%	04/01/23		430	437,525
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes	B3	7.250%	02/15/22		345	370,875
Mediacom LLC/Mediacom Capital Corp., Sr. Unsec’d. Notes	B3	9.125%	08/15/19		860	952,450
Nara Cable Funding Ltd. (Ireland), Sr. Sec’d. Notes, 144A	B1	8.875%	12/01/18		1,725	1,755,187
Ono Finance II PLC (Ireland), Gtd. Notes, 144A	Caa1	10.875%	07/15/19		625	596,875
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes, 144A	B2	5.750%	01/15/23		725	763,969
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	Ba3	5.500%	01/15/23		530	547,225
UPC Holding BV (Netherlands), Sec’d. Notes, 144A	B2	9.875%	04/15/18		4,000	4,520,000
UPCB Finance III Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	6.625%	07/01/20		450	482,063
UPCB Finance V Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	7.250%	11/15/21		2,075	2,282,500
UPCB Finance VI Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	6.875%	01/15/22		2,615	2,830,738
Videotron Ltee (Canada), Gtd. Notes	Ba2	5.000%	07/15/22		2,500	2,621,875
Videotron Ltee (Canada), Gtd. Notes	Ba2	9.125%	04/15/18		5,150	5,484,750
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	Ba2	4.875%	02/15/22(a)		287	293,458
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	Ba2	8.375%	10/15/19		438	497,130
WaveDivision Escrow LLC/WaveDivision Escrow Corp., Sr. Unsec’d. Notes, 144A	Caa1	8.125%	09/01/20		750	776,250
WideOpenWest Finance LLC/WideOpenWest Capital Corp., Gtd. Notes, 144A	Caa1	13.375%	10/15/19		900	951,750

						72,613,272

Media – Non Cable — 5.3%
AMC Networks, Inc., Gtd. Notes	B1	4.750%	12/15/22		550	552,750
AMC Networks, Inc., Gtd. Notes	B1	7.750%	07/15/21(a)		2,575	2,948,375
Cengage Learning Acquisitions, Inc., Gtd. Notes, 144A	Ca	10.500%	01/15/15		685	232,900
Cenveo Corp., Sec’d. Notes	B3	8.875%	02/01/18(a)		2,700	2,565,000
Clear Channel Communications, Inc., Gtd. Notes	Ca	10.750%	08/01/16(a)		850	641,750
Clear Channel Communications, Inc., Sr. Sec’d. Notes	Caa1	9.000%	03/01/21		750	669,375
Clear Channel Communications, Inc., Sr. Sec’d. Notes, 144A	Caa1	9.000%	12/15/19(a)		509	465,735

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Media – Non Cable (continued)
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Ca	5.500%	12/15/16(a)	$	1,850	$1,100,750
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	B3	7.625%	03/15/20(a)		2,150	2,144,624
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	B3	7.625%	03/15/20(a)		1,975	1,989,813
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, 144A	B1	6.500%	11/15/22(a)		4,675	4,834,983
Entercom Radio LLC, Gtd. Notes	Caa1	10.500%	12/01/19		1,525	1,677,500
Gannett Co., Inc., Gtd. Notes	Ba1	7.125%	09/01/18		250	272,813
Griffey Intermediate, Inc./Griffey Finance Sub LLC, Sr. Notes, 144A	Caa1	7.000%	10/15/20		2,450	2,505,125
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	7.250%	04/01/19		1,400	1,505,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	7.250%	10/15/20		650	706,875
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	7.500%	04/01/21(a)		1,800	1,984,500
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	8.500%	11/01/19(a)		485	543,200
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	B3	7.250%	10/15/20		2,560	2,777,600
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes	Caa3	11.250%	02/04/17		1,500	1,586,250
Intelsat Luxembourg SA (Luxembourg), Gtd. Notes, PIK	Caa3	11.500%	02/04/17		8,372	8,895,557
Lamar Media Corp., Gtd. Notes	Ba2	9.750%	04/01/14		4,875	5,338,125
Lamar Media Corp., Gtd. Notes, 144A	B1	5.000%	05/01/23		367	377,093
LIN Television Corp., Gtd. Notes	B3	8.375%	04/15/18		3,015	3,301,425
LIN Television Corp., Gtd. Notes, 144A	B3	6.375%	01/15/21		825	866,250
Media General, Inc., Sr. Sec’d. Notes	Caa1	11.750%	02/15/17		1,000	1,155,000
Mood Media Corp. (Canada), Sr. Unsec’d. Notes, 144A	B3	9.250%	10/15/20		2,075	2,186,531
National CineMedia LLC, Sr. Sec’d. Notes	Ba2	6.000%	04/15/22		1,750	1,855,000
Newport Television LLC, Sr. Unsec’d. Notes, PIK, 144A	NR	13.000%	03/15/17		4,040	4,302,495
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., Sec’d. Notes	B3	8.875%	04/15/17(a)		435	477,413
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	7.750%	10/15/18(a)		1,275	1,424,813
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes	B2	11.625%	02/01/14		4,058	4,504,380
Radio One, Inc., Gtd. Notes, PIK	Caa2	12.500%	05/24/16		784	701,795
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Ba3	7.625%	06/15/20(a)		1,415	1,358,400
Salem Communications Corp., Sec’d. Notes	B2	9.625%	12/15/16		1,688	1,869,460
Sinclair Television Group, Inc., Gtd. Notes	B2	8.375%	10/15/18(a)		500	558,750
Sinclair Television Group, Inc., Sr. Unsec’d. Notes, 144A	B2	6.125%	10/01/22(a)		2,435	2,584,144
SSI Investments II/SSI Co-Issuer LLC, Gtd. Notes	Caa1	11.125%	06/01/18		4,700	5,199,375
Starz LLC/Starz Finance Corp., Sr. Unsec’d. Notes, 144A	Ba2	5.000%	09/15/19		935	958,375
Telesat Canada/Telesat LLC (Canada), Sr. Unsec’d. Notes, 144A	B3	6.000%	05/15/17		2,030	2,131,500
Univision Communications, Inc., Gtd. Notes, 144A	Caa2	8.500%	05/15/21		905	934,413

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Media – Non Cable (continued)
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	B2	6.750%	09/15/22	$	1,345	$1,388,713
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	B2	7.875%	11/01/20(a)		650	703,625
Valassis Communications, Inc., Gtd. Notes	Ba3	6.625%	02/01/21(a)		650	689,000

						85,466,550

Metals & Mining — 4.3%
AK Steel Corp., Gtd. Notes	B3	8.375%	04/01/22(a)		365	313,900
AK Steel Corp., Sr. Sec’d. Notes, 144A	B1	8.750%	12/01/18		500	527,500
Alpha Natural Resources, Inc., Gtd. Notes	B2	6.000%	06/01/19(a)		837	770,040
Alpha Natural Resources, Inc., Gtd. Notes	B2	6.250%	06/01/21		580	530,700
Alpha Natural Resources, Inc., Gtd. Notes	B2	9.750%	04/15/18		235	253,800
APERAM (Luxembourg), Sr. Unsec’d. Notes, 144A	B3	7.750%	04/01/18		950	836,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Ba1	5.000%	02/25/17(a)		2,500	2,523,488
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Ba1	6.125%	06/01/18(a)		4,300	4,358,050
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Ba1	6.750%	02/25/22(a)		3,105	3,258,744
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Ba1	7.500%	10/15/39(a)		1,100	1,034,000
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Ba1	9.500%	02/15/15		2,050	2,281,310
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Ba1	10.350%	06/01/19(a)		1,000	1,199,371
Arch Coal, Inc., Gtd. Notes	B3	7.250%	06/15/21(a)		430	396,675
Arch Coal, Inc., Gtd. Notes, 144A	B3	9.875%	06/15/19		1,185	1,232,400
Ausdrill Finance Pty Ltd. (Australia), Gtd. Notes, 144A	Ba3	6.875%	11/01/19		456	451,440
Boart Longyear Management Pty Ltd. (Australia), Gtd. Notes, 144A	Ba2	7.000%	04/01/21		390	395,850
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Gtd. Notes	B1	8.500%	12/15/19		136	149,260
Commercial Metals Co., Sr. Unsec’d. Notes	Ba2	6.500%	07/15/17		250	266,875
Commercial Metals Co., Sr. Unsec’d. Notes	Ba2	7.350%	08/15/18		600	651,000
CONSOL Energy, Inc., Gtd. Notes	B1	6.375%	03/01/21		250	256,250
CONSOL Energy, Inc., Gtd. Notes	B1	8.000%	04/01/17(a)		2,000	2,165,000
CONSOL Energy, Inc., Gtd. Notes	B1	8.250%	04/01/20		1,500	1,623,750
Constellation Enterprises LLC, Sr. Sec’d. Notes, 144A	B2	10.625%	02/01/16		1,050	1,102,500
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	Ba3	6.125%	12/15/20		950	966,625
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	B1	6.000%	04/01/17		224	228,480
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	B1	6.375%	02/01/16(a)		1,400	1,449,000
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	B1	6.875%	02/01/18(a)		2,400	2,478,000
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	B1	7.000%	11/01/15(a)		1,030	1,081,500
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A	B1	8.250%	11/01/19(a)		1,425	1,517,625
GrafTech International Ltd., Gtd. Notes, 144A	Ba2	6.375%	11/15/20		900	932,625
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	B1	6.750%	10/01/20		950	926,250
Inmet Mining Corp. (Canada), Gtd. Notes, 144A	B1	7.500%	06/01/21		2,760	2,863,500
Inmet Mining Corp. (Canada), Gtd. Notes, 144A	B1	8.750%	06/01/20		2,175	2,376,187
JMC Steel Group, Inc., Sr. Notes, 144A	B3	8.250%	03/15/18(a)		3,100	3,239,500
Kaiser Aluminum Corp., Gtd. Notes	Ba3	8.250%	06/01/20		2,094	2,282,460
Murray Energy Corp., Sec’d. Notes, 144A	B3	10.250%	10/15/15		315	305,550
New Gold, Inc. (Canada), Gtd. Notes, 144A	B2	7.000%	04/15/20		1,865	1,990,887

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Metals & Mining (continued)
New Gold, Inc. (Canada), Sr. Unsec’d. Notes, 144A	B2	6.250%		11/15/22	$	1,137	$1,176,795
Noranda Aluminum Acquisition Corp., Gtd. Notes, PIK	B3	4.524%	(c)	05/15/15		1,631	1,533,506
Novelis, Inc. (Canada), Gtd. Notes	B2	8.750%		12/15/20		2,436	2,716,140
Optima Specialty Steel, Inc., Sr. Sec’d. Notes, 144A	B2	12.500%		12/15/16		1,725	1,798,313
Peabody Energy Corp., Gtd. Notes	Ba1	6.000%		11/15/18		2,025	2,151,563
Peabody Energy Corp., Gtd. Notes	Ba1	6.250%		11/15/21(a)		2,000	2,125,000
Peabody Energy Corp., Gtd. Notes	Ba1	6.500%		09/15/20		475	509,437
Prince Mineral Holding Corp., Sr. Sec’d. Notes, 144A	Caa1	11.500%		12/15/19		350	362,250
Rain CII Carbon LLC/CII Carbon Corp., Gtd. Notes, 144A	B1	8.250%		01/15/21		245	250,513
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	B1	8.000%		12/01/18		1,120	1,139,600
Ryerson, Inc./Joseph T Ryerson & Son, Inc., Sr. Sec’d. Notes, 144A	Caa2	9.000%		10/15/17		620	632,400
Severstal Columbus LLC, Sr. Sec’d. Notes	B3	10.250%		02/15/18		250	263,125
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.625%		03/15/20(a)		635	701,675
Steel Dynamics, Inc., Gtd. Notes, 144A	Ba2	6.125%		08/15/19		310	328,600
Steel Dynamics, Inc., Gtd. Notes, 144A	Ba2	6.375%		08/15/22		1,585	1,680,100
Taseko Mines Ltd. (Canada), Gtd. Notes	B3	7.750%		04/15/19		200	192,500
United States Steel Corp., Sr. Unsec’d. Notes	B1	7.375%		04/01/20(a)		1,085	1,158,237
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	Caa2	10.750%		02/01/18		1,175	1,180,875

							69,116,721

Non Captive – Consumer — 0.4%
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	Caa1	5.400%		12/01/15		3,390	3,203,550
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	Caa1	5.850%		06/01/13		350	355,687
Springleaf Finance Corp., Sr. Unsec’d. Notes, MTN	Caa1	6.900%		12/15/17(a)		3,451	3,088,645

							6,647,882

Non Captive – Diversified — 3.8%
Aircastle Ltd. (Bermuda), Sr. Unsec’d. Notes	Ba3	7.625%		04/15/20		400	447,000
Aircastle Ltd. (Bermuda), Sr. Unsec’d. Notes	Ba3	9.750%		08/01/18(a)		615	694,950
Aircastle Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	Ba3	6.250%		12/01/19		120	125,100
Ally Financial, Inc., Gtd. Notes	B1	4.625%		06/26/15		3,463	3,610,094
Ally Financial, Inc., Gtd. Notes	B1	5.500%		02/15/17(a)		1,925	2,059,294
Ally Financial, Inc., Gtd. Notes	B1	6.250%		12/01/17		1,370	1,516,887
Ally Financial, Inc., Gtd. Notes	B1	7.500%		12/31/13		775	818,594
Ally Financial, Inc., Gtd. Notes	B1	7.500%		09/15/20(a)		875	1,056,563
Ally Financial, Inc., Gtd. Notes	B1	8.000%		03/15/20		3,400	4,165,000
Ally Financial, Inc., Gtd. Notes	B1	8.000%		11/01/31(a)		3,320	4,203,950
Ally Financial, Inc., Gtd. Notes	B1	8.300%		02/12/15		1,250	1,392,187
Antero Resources Finance Corp., Gtd. Notes, 144A	B2	6.000%		12/01/20		1,125	1,139,063
CIT Group, Inc., Sr. Unsec’d. Notes	B1	4.250%		08/15/17		3,125	3,217,944
CIT Group, Inc., Sr. Unsec’d. Notes	B1	5.000%		05/15/17(a)		2,532	2,683,920
CIT Group, Inc., Sr. Unsec’d. Notes	B1	5.000%		08/15/22(a)		3,225	3,438,869
CIT Group, Inc., Sr. Unsec’d. Notes	B1	5.250%		03/15/18		5,665	6,061,550
CIT Group, Inc., Sr. Unsec’d. Notes	B1	5.375%		05/15/20(a)		2,382	2,602,335

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Non Captive – Diversified (continued)
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	B1	4.750%		02/15/15(a)	$3,300	$3,432,000
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	B1	6.625%		04/01/18	650	734,500
ILFC E-Capital Trust I, Ltd. Gtd. Notes, 144A	B2	1.858%	(c)	12/21/65(a)	2,679	2,032,557
ILFC E-Capital Trust II, Ltd. Gtd. Notes, 144A	B2	6.250%	(c)	12/21/65	1,541	1,317,555
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba2	6.750%		09/01/16(a)	2,500	2,806,250
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	6.250%		05/15/19	1,000	1,065,000
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	8.250%		12/15/20(a)	3,229	3,850,583
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	8.625%		09/15/15	1,200	1,348,500
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	8.625%		01/15/22(a)	2,640	3,260,400
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	8.750%		03/15/17	525	606,375
iStar Financial, Inc., Sr. Unsec’d. Notes	B3	9.000%		06/01/17(a)	717	781,530
SquareTwo Financial Corp., Sec’d. Notes	B2	11.625%		04/01/17(a)	660	625,350

						61,093,900

Oil & Field Services — 1.5%
Basic Energy Services, Inc., Gtd. Notes, 144A	B2	7.750%		10/15/22	32	31,200
Bristow Group, Inc., Gtd. Notes	Ba3	6.250%		10/15/22(a)	1,000	1,070,000
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., Gtd. Notes, 144A	Ba3	6.625%		11/15/19(a)	625	589,063
Cie Generale de Geophysique - Vertias (France), Gtd. Notes	Ba3	9.500%		05/15/16	2,000	2,145,000
Hercules Offshore, Inc., Gtd. Notes, 144A	Caa1	10.250%		04/01/19(a)	500	547,500
Hornbeck Offshore Services, Inc., Gtd. Notes	Ba3	5.875%		04/01/20	1,525	1,593,625
Key Energy Services, Inc., Gtd. Notes	B1	6.750%		03/01/21(a)	2,275	2,275,000
Ocean Rig UDW, Inc. (Marshall Islands), Sr. Unsec’d. Notes, 144A	Caa1	9.500%		04/27/16	600	610,532
Offshore Group Investment Ltd. (Cayman Islands), Sr. Sec’d. Notes	B3	11.500%		08/01/15	2,115	2,305,350
Oil States International, Inc., Gtd. Notes	Ba3	6.500%		06/01/19(a)	1,650	1,757,250
Oil States International, Inc., Gtd. Notes, 144A	Ba3	5.125%		01/15/23	170	172,337
Parker Drilling Co., Gtd. Notes	B1	9.125%		04/01/18	850	907,375
Petroleum Geo-Services ASA (Norway), Gtd. Notes, 144A	Ba2	7.375%		12/15/18	952	1,028,160
Pioneer Energy Services Corp., Gtd. Notes	B2	9.875%		03/15/18	1,000	1,087,500
Precision Drilling Corp. (Canada), Gtd. Notes	Ba1	6.500%		12/15/21(a)	1,750	1,863,750
Precision Drilling Corp. (Canada), Gtd. Notes	Ba1	6.625%		11/15/20	1,055	1,134,125
Seadrill Ltd. (Bermuda), Sr. Unsec’d. Notes	NR	6.500%		10/05/15	1,200	1,254,000
Shelf Drilling Holdings Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	B1	8.625%		11/01/18	500	512,500
Sidewinder Drilling, Inc., Sr. Unsec’d. Notes, 144A	B3	9.750%		11/15/19	517	519,585
Trinidad Drilling Ltd. (Canada), Sr. Unsec’d. Notes, 144A	B1	7.875%		01/15/19	900	953,998
Unit Corp., Gtd. Notes	B2	6.625%		05/15/21	130	133,413
Unit Corp., Gtd. Notes, 144A	B2	6.625%		05/15/21	1,865	1,913,956

						24,405,219

Other Financial Institutions — 0.4%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	B3	11.000%		02/01/19	2,365	2,229,012
CNG Holdings, Inc., Sr. Sec’d. Notes, 144A	B3	9.375%		05/15/20	2,913	2,956,695

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Other Financial Institutions (continued)
Community Choice Financial, Inc., Sr. Sec’d. Notes	B3	10.750%		05/01/19	$1,465	$1,410,062
Nationstar Mortgage LLC/Nationstar Capital Corp., Gtd. Notes, 144A	B2	7.875%		10/01/20	45	47,475

						6,643,244

Other Industrials — 1.6%
Belden, Inc., Gtd. Notes, 144A	Ba2	5.500%		09/01/22	1,475	1,515,563
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A	B2	8.750%		12/15/19	181	186,883
Deluxe Corp., Gtd. Notes	Ba2	7.000%		03/15/19	1,470	1,554,525
Dycom Investments, Inc., Gtd. Notes	Ba3	7.125%		01/15/21	2,100	2,220,750
Dycom Investments, Inc., Gtd. Notes, 144A	Ba3	7.125%		01/15/21	723	760,957
General Cable Corp., Gtd. Notes, 144A	B1	5.750%		10/01/22	1,652	1,709,820
Harland Clarke Holdings Corp., Gtd. Notes	Caa1	6.000%	(c)	05/15/15(a)	1,875	1,617,187
Harland Clarke Holdings Corp., Sr. Sec’d. Notes, 144A	B1	9.750%		08/01/18	1,300	1,264,250
Interline Brands, Inc., Gtd. Notes	B2	7.500%		11/15/18	2,400	2,592,000
International Wire Group Holdings, Inc., Sr. Sec’d. Notes, 144A	B3	8.500%		10/15/17	2,738	2,765,380
Laureate Education, Inc., Gtd. Notes, 144A	Caa1	9.250%		09/01/19	1,550	1,619,750
Liberty Tire Recycling, Gtd. Notes, 144A	Caa2	11.000%		10/01/16	378	349,650
New Enterprise Stone & Lime Co., Gtd. Notes	Caa3	11.000%		09/01/18	1,000	750,000
New Enterprise Stone & Lime Co., Sr. Sec’d. Notes, PIK, 144A	Caa1	13.000%		03/15/18	590	615,518
Rexel SA (France), Gtd. Notes, 144A	Ba2	6.125%		12/15/19	1,375	1,443,750
Thermadyne Holdings Corp., Sr. Sec’d. Notes	B2	9.000%		12/15/17	1,735	1,847,775
Thermon Industries, Inc., Sec’d. Notes	B1	9.500%		05/01/17	1,755	1,948,050
Tutor Perini Corp., Gtd. Notes	B1	7.625%		11/01/18(a)	1,493	1,541,523

						26,303,331

Packaging — 2.7%
AEP Industries, Inc., Sr. Unsec’d. Notes	B3	8.250%		04/15/19	1,200	1,284,000
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A	B3	9.125%		10/15/20(a)	3,975	4,332,750
Ardagh Packaging Finance PLC (Ireland), Sr. Sec’d. Notes, 144A	Ba3	7.375%		10/15/17	800	870,000
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland), Gtd. Notes, 144A	B3	9.125%		10/15/20	705	764,925
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	Ba3	7.375%		10/15/17(a)	1,675	1,819,469
Ball Corp., Gtd. Notes	Ba1	5.000%		03/15/22	450	481,500
Berry Plastics Corp., Sec’d. Notes	Caa1	4.260%	(c)	09/15/14	550	550,000
Berry Plastics Corp., Sec’d. Notes	Caa1	9.500%		05/15/18	1,264	1,390,400
Berry Plastics Corp., Sec’d. Notes	Caa1	9.750%		01/15/21(a)	2,925	3,371,063
BOE Merger Corp., Sr. Unsec’d. Notes, PIK, 144A	Caa1	9.500%		11/01/17	1,225	1,225,000
Greif, Inc., Sr. Unsec’d. Notes	Ba2	6.750%		02/01/17	1,000	1,115,000
Greif, Inc., Sr. Unsec’d. Notes	Ba2	7.750%		08/01/19	860	993,300
Plastipak Holdings, Inc., Gtd. Notes, 144A	B3	8.500%		12/15/15	3,000	3,052,500
Plastipak Holdings, Inc., Sr. Notes, 144A	B3	10.625%		08/15/19	1,755	2,005,087
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	Caa1	8.250%		02/15/21(a)	750	761,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	Caa2	8.500%		05/15/18(a)	1,500	1,537,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	Caa2	9.000%		04/15/19	1,000	1,040,000

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Packaging (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	Caa2	9.875%	08/15/19(a)	$3,500	$3,745,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	B1	6.875%	02/15/21(a)	1,350	1,454,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	B1	7.125%	04/15/19(a)	2,500	2,687,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	B1	7.875%	08/15/19(a)	1,875	2,085,937
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes, 144A	B1	5.750%	10/15/20	4,630	4,780,475
Sealed Air Corp., Gtd. Notes, 144A	B1	8.375%	09/15/21	825	942,563
Sealed Air Corp., Sr. Unsec’d. Notes, 144A	B1	6.500%	12/01/20	1,025	1,107,000

					43,396,844

Paper — 1.0%
Ainsworth Lumber Co. Ltd. (Canada), Sr. Sec’d. Notes, 144A	B2	7.500%	12/15/17	380	398,050
Appleton Papers, Inc., Sr. Sec’d. Notes, 144A	B1	10.500%	06/15/15	2,023	2,144,380
Boise Cascade LLC/Boise Cascade Finance Corp., Sr. Unsec’d. Notes, 144A	B2	6.375%	11/01/20	232	238,960
Cascades, Inc. (Canada), Gtd. Notes	Ba3	7.875%	01/15/20(a)	1,000	1,065,000
Graphic Packaging International, Inc., Gtd. Notes	B2	7.875%	10/01/18	1,500	1,657,500
Graphic Packaging International, Inc., Gtd. Notes	B2	9.500%	06/15/17	1,800	1,944,000
Longview Fibre Paper & Packaging, Inc., Sr. Sec’d. Notes, 144A	B2	8.000%	06/01/16(a)	1,225	1,286,250
Louisiana-Pacific Corp., Gtd. Notes	B1	7.500%	06/01/20	333	376,290
NewPage Corp., Sr. Sec’d. Notes(i)	NR	11.375%	12/31/14	7,750	3,487,500
Resolute Forest Products, Sr. Sec’d. Notes	Ba3	10.250%	10/15/18	1,229	1,407,205
Sappi Papier Holding GmbH (Austria), Sr. Sec’d. Notes, 144A	Ba2	8.375%	06/15/19	200	218,500
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	Ba2	4.875%	09/15/18	950	969,000
Verso Paper Holdings LLC/Verso Paper, Inc., Sec’d. Notes	Caa1	8.750%	02/01/19	925	351,500

					15,544,135

Pharmaceuticals — 1.3%
Catalent Pharma Solutions, Inc., Gtd. Notes, 144A	Caa1	7.875%	10/15/18	587	591,403
Elan Finance PLC/Elan Finance Corp. (Ireland), Gtd. Notes, 144A	Ba3	6.250%	10/15/19	1,063	1,110,835
Endo Health Solutions, Inc., Gtd. Notes	Ba3	7.000%	12/15/20	525	559,781
Endo Health Solutions, Inc., Gtd. Notes	Ba3	7.250%	01/15/22	633	678,893
Mylan, Inc., Gtd. Notes, 144A	Baa3	7.875%	07/15/20	2,475	2,924,858
Sky Growth Acquisition Corp., Gtd. Notes, 144A	Caa1	7.375%	10/15/20	1,740	1,731,300
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.500%	07/15/16(a)	2,000	2,102,500
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.750%	10/01/17	1,150	1,242,000
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	6.875%	12/01/18	1,600	1,724,000
Valeant Pharmaceuticals International, Gtd. Notes, 144A	B1	7.000%	10/01/20	3,370	3,664,875
Valeant Pharmaceuticals International, Sr. Notes, 144A	B1	6.375%	10/15/20	110	117,975
VPI Escrow Corp., Gtd. Notes, 144A	B1	6.375%	10/15/20(a)	2,710	2,906,474

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Pharmaceuticals (continued)
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC (Puerto Rico), Gtd. Notes	B3	7.750%		09/15/18(a)	$1,315	$1,400,475

						20,755,369

Pipelines — 0.1%
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes	Ba3	6.125%		07/15/22(a)	727	783,343
Navigator Holdings Ltd. (Marshall Islands), Notes	NR	9.000%		12/18/17	200	199,647

						982,990

Property & Casualty Insurance — 0.7%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub
LLC, Sr. Unsec’d. Notes, 144A	Caa2	7.875%		12/15/20	265	265,000
Catlin Insurance Co. Ltd. (Bermuda), Jr. Sub. Notes, 144A	BBB+(d)	7.249%	(c)	07/29/49	2,125	2,119,688
Hub International Ltd., Gtd. Notes, 144A	Caa2	8.125%		10/15/18	1,004	1,029,100
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa3	10.750%	(c)	06/15/88	3,404	5,071,960
Onex USI Aquisition Corp., Sr. Unsec’d. Notes, 144A	Caa2	7.750%		01/15/21	1,389	1,368,165
XL Group PLC (Ireland), Jr. Sub. Notes	Ba1	6.500%	(c)	12/29/49(a)	1,050	981,750

						10,835,663

Railroads
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba1	6.125%		06/15/21	270	305,100
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba1	6.625%		12/15/20	425	482,375

						787,475

Real Estate Investment Trusts — 0.5%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	B1	7.750%		02/15/19	1,600	1,696,000
CB Richard Ellis Services, Inc., Gtd. Notes	Ba1	6.625%		10/15/20(a)	805	880,469
CNL Lifestyle Properties, Inc., Gtd. Notes	Ba3	7.250%		04/15/19	500	477,500
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes, 144A	B2	6.375%		11/15/22	1,295	1,350,037
Kennedy-Wilson, Inc., Gtd. Notes	B2	8.750%		04/01/19	590	628,350
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	Ba1	6.375%		02/15/22	940	994,050
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	6.750%		12/15/21	1,975	2,277,536

						8,303,942

Refining — 0.3%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Gtd. Notes	B3	9.375%		05/01/19	175	189,875
Calumet Specialty Products Partners LP/Calumet Finance Corp., Gtd. Notes	B3	9.375%		05/01/19	108	117,180
Calumet Specialty Products Partners LP/Calumet Finance Corp., Gtd. Notes, 144A	B3	9.625%		08/01/20	394	428,475
Citgo Petroleum Corp., Sr. Sec’d. Notes, 144A	Ba2	11.500%		07/01/17	775	895,125
CVR Refining LLC/Coffeyville Finance, Inc., Sec’d. Notes, 144A	Ba3	6.500%		11/01/22	882	877,590
PBF Holding Co. LLC/PBF Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	8.250%		02/15/20(a)	1,028	1,107,670

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Refining (continued)
Petroplus Finance Ltd. (Bermuda), Sr. Sec’d. Notes, 144A(i)	B3	6.750%	05/01/14	$	1,020	$234,600
Tesoro Logistics LP/Tesoro Logistics Finance
Corp., Sr. Unsec’d. Notes, 144A	B1	5.875%	10/01/20		379	393,213

						4,243,728

Restaurants — 0.6%
CKE Restaurants, Inc., Sec’d. Notes	B2	11.375%	07/15/18		490	563,500
CKE, Inc., Sr. Notes, PIK, 144A	Caa1	10.500%	03/14/16		215	227,908
Dave & Buster’s, Inc., Gtd. Notes	Caa1	11.000%	06/01/18		1,000	1,120,000
DineEquity, Inc., Gtd. Notes	B3	9.500%	10/30/18(a)		500	568,125
Fiesta Restaurant Group, Inc., Sec’d. Notes	B2	8.875%	08/15/16		2,450	2,618,437
Landry’s, Inc., Sr. Notes, 144A	Caa1	9.375%	05/01/20(a)		2,900	3,059,500
Ruby Tuesday, Inc., Gtd. Notes, 144A	B3	7.625%	05/15/20		477	455,535
Wok Acquisition Corp., Gtd. Notes, 144A	Caa1	10.250%	06/30/20(a)		1,475	1,569,031

						10,182,036

Retailers — 2.4%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	Caa1	9.250%	08/01/19		1,025	1,137,750
CDR DB Sub, Inc., Sr. Unsec’d. Notes, 144A	Caa2	7.750%	10/15/20		804	801,990
Claire’s Stores, Inc., Sec’d. Notes	Caa2	8.875%	03/15/19(a)		3,422	3,233,790
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	B2	9.000%	03/15/19(a)		3,374	3,618,615
Dufry Finance SCA (Luxembourg), Gtd. Notes, 144A	Ba3	5.500%	10/15/20		2,300	2,380,500
Gymboree Corp., Gtd. Notes	Caa2	9.125%	12/01/18(a)		1,250	1,112,500
Jo-Ann Stores Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A	Caa1	9.750%	10/15/19(a)		650	655,687
Ltd. Brands, Inc., Gtd. Notes	Ba1	5.625%	02/15/22		575	625,313
New Academy Finance Co. LLC/New Academy
Finance Corp., Sr. Unsec’d. Notes, PIK, 144A	Caa1	8.000%	06/15/18		1,050	1,063,125
Pantry, Inc. (The), Gtd. Notes, 144A	Caa1	8.375%	08/01/20		4,100	4,284,500
Party City Holdings, Inc., Sr. Unsec’d. Notes, 144A	Caa1	8.875%	08/01/20(a)		660	707,850
Penske Automotive Group, Inc., Gtd. Notes, 144A	B2	5.750%	10/01/22		2,234	2,301,020
Petco Holdings, Inc., Sr. Notes, PIK, 144A	Caa1	8.500%	10/15/17(a)		1,675	1,721,063
Rite Aid Corp., Gtd. Notes	Caa2	9.500%	06/15/17(a)		6,000	6,262,500
Sears Holdings Corp., Sec’d. Notes	B2	6.625%	10/15/18		500	455,000
Susser Holdings LLC/Susser Finance Corp., Gtd. Notes	B2	8.500%	05/15/16		3,930	4,175,625
Toys R Us Property Co. II LLC, Sr. Sec’d. Notes	Ba1	8.500%	12/01/17		2,000	2,120,000
Toys R Us, Inc., Sr. Unsec’d. Notes	B3	10.375%	08/15/17		1,025	1,068,563

						37,725,391

Supermarkets — 0.8%
American Stores Co., Gtd. Notes	Caa1	7.900%	05/01/17		200	189,500
American Stores Co., Gtd. Notes, MTN	Caa1	7.100%	03/20/28		90	73,575
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875%	05/15/17		2,550	2,718,938
New Albertsons, Inc., Sr. Unsec’d. Notes	Caa1	7.450%	08/01/29		566	316,960
New Albertsons, Inc., Sr. Unsec’d. Notes	Caa1	8.000%	05/01/31		548	308,250
New Albertsons, Inc., Sr. Unsec’d. Notes	Caa1	8.700%	05/01/30		86	49,880
Stater Bros Holdings, Inc., Gtd. Notes	B2	7.750%	04/15/15		700	714,000
SUPERVALU, Inc., Sr. Unsec’d. Notes	Caa1	7.500%	11/15/14(a)		2,510	2,434,700
SUPERVALU, Inc., Sr. Unsec’d. Notes	Caa1	8.000%	05/01/16(a)		3,665	3,490,913

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Supermarkets (continued)
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d. Notes, 144A	B3	8.875%	12/15/17	$	1,800	$1,867,500

						12,164,216

Technology — 8.8%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	B1	7.750%	08/01/20		2	1,675
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	B1	8.125%	12/15/17(a)		300	273,750
Amkor Technology, Inc., Sr. Unsec’d. Notes, 144A	Ba3	6.375%	10/01/22		575	566,375
Anixter, Inc., Gtd. Notes	Ba3	5.625%	05/01/19(a)		200	210,500
Audatex North America, Inc., Gtd. Notes, 144A	Ba2	6.750%	06/15/18		450	481,500
Avaya, Inc., Gtd. Notes	Caa2	9.750%	11/01/15(a)		4,460	3,969,400
Avaya, Inc., Gtd. Notes, PIK	Caa2	10.125%	11/01/15		3,000	2,685,000
Avaya, Inc., Sr. Sec’d. Notes, 144A	B1	7.000%	04/01/19(a)		1,345	1,257,575
CDW LLC/CDW Finance Corp., Gtd. Notes	B3	8.500%	04/01/19		7,610	8,237,825
CDW LLC/CDW Finance Corp., Gtd. Notes	Caa1	12.535%	10/12/17		4,274	4,567,837
Ceridian Corp., Gtd. Notes	Caa2	11.250%	11/15/15		7,875	7,875,000
Ceridian Corp., Sr. Sec’d. Notes, 144A	B1	8.875%	07/15/19(a)		890	965,650
CommScope, Inc., Gtd. Notes, 144A	B3	8.250%	01/15/19(a)		5,210	5,704,950
CoreLogic, Inc., Gtd. Notes	Ba3	7.250%	06/01/21		1,200	1,305,000
DuPont Fabros Technology LP, Gtd. Notes	Ba1	8.500%	12/15/17		1,725	1,884,563
Equinix, Inc., Sr. Unsec’d. Notes	Ba2	7.000%	07/15/21		505	560,550
Equinix, Inc., Sr. Unsec’d. Notes	Ba2	8.125%	03/01/18		600	661,500
Fidelity National Information Services, Inc., Gtd. Notes	Ba2	5.000%	03/15/22(a)		1,067	1,144,357
First Data Corp., Gtd. Notes	Caa1	9.875%	09/24/15(a)		1,061	1,082,220
First Data Corp., Gtd. Notes	Caa1	10.550%	09/24/15(a)		2,450	2,508,187
First Data Corp., Gtd. Notes	Caa1	12.625%	01/15/21(a)		5,717	6,017,142
First Data Corp., Gtd. Notes, 144A	Caa1	9.875%	09/24/15		1,000	1,017,500
First Data Corp., Sec’d. Notes, 144A	Caa1	8.250%	01/15/21		2,027	2,027,000
First Data Corp., Sec’d. Notes, PIK, 144A	Caa1	8.750%	01/15/22(a)		982	1,003,773
First Data Corp., Sr. Sec’d. Notes, 144A	B1	6.750%	11/01/20		4,690	4,736,900
First Data Corp., Sr. Sec’d. Notes, 144A	B1	7.375%	06/15/19(a)		700	724,500
Freescale Semiconductor, Inc., Gtd. Notes	Caa1	8.050%	02/01/20(a)		5,615	5,586,925
Freescale Semiconductor, Inc., Sr. Sec’d. Notes, 144A	B1	9.250%	04/15/18(a)		2,050	2,239,625
Global Generations Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	Caa1	11.000%	12/15/20(a)		2,600	2,645,500
iGate Corp., Gtd. Notes	B2	9.000%	05/01/16(a)		857	928,774
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	Caa1	8.250%	12/15/17		3,074	3,035,576
Infor US, Inc., Gtd. Notes	Caa1	9.375%	04/01/19(a)		750	841,875
Intcomex, Inc., Sec’d. Notes	B3	13.250%	12/15/14		556	572,680
Interactive Data Corp., Gtd. Notes	B3	10.250%	08/01/18		6,981	7,862,351
Iron Mountain, Inc., Gtd. Notes	B1	5.750%	08/15/24(a)		633	640,912
Iron Mountain, Inc., Gtd. Notes	B1	7.750%	10/01/19		936	1,055,340
Jabil Circuit, Inc., Sr. Unsec’d. Notes	Ba1	4.700%	09/15/22		225	236,531
Legend Acquisition Sub, Inc., Sr. Notes, 144A	Caa1	10.750%	08/15/20		1,325	1,199,125
Lender Processing Services, Inc., Gtd. Notes	Ba2	5.750%	04/15/23		540	560,250
NCR Corp., Gtd. Notes, 144A	Ba3	4.625%	02/15/21		87	87,000
NCR Corp., Gtd. Notes, 144A	Ba3	5.000%	07/15/22		104	105,690
Nokia OYJ (Finland), Sr. Unsec’d. Notes	Ba3	5.375%	05/15/19		355	338,138
Nokia OYJ (Finland), Sr. Unsec’d. Notes	Ba3	6.625%	05/15/39		368	330,280
Nortel Networks Ltd. (Canada), Gtd. Notes(i)	NR	10.750%	07/15/16(a)		7,500	8,606,250
Nuance Communications, Inc., Gtd. Notes, 144A	Ba3	5.375%	08/15/20		1,534	1,603,030

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Technology (continued)
NXP BV/NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, 144A.	B2	9.750%		08/01/18	$	1,065	$1,234,069
Seagate HDD Cayman (Cayman Islands), Gtd. Notes	Ba1	6.875%		05/01/20		500	531,875
Seagate HDD Cayman (Cayman Islands), Gtd. Notes	Ba1	7.750%		12/15/18		1,000	1,098,750
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba1	6.800%		10/01/16		2,000	2,240,000
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A	Baa3	10.000%		05/01/14		2,427	2,612,059
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	B2	6.500%		05/15/19(a)		2,875	3,061,875
Sitel LLC/Sitel Finance Corp., Gtd. Notes	Caa2	11.500%		04/01/18		1,200	846,000
Sitel LLC/Sitel Finance Corp., Sr. Sec’d. Notes, 144A	B1	11.000%		08/01/17		658	667,870
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A	Caa1	9.750%		01/15/19		4,885	5,263,587
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A	Ba1	7.500%		08/12/15		7,230	7,699,950
Sungard Data Systems, Inc., Gtd. Notes	Caa1	7.625%		11/15/20(a)		1,119	1,222,507
Sungard Data Systems, Inc., Gtd. Notes, 144A	Caa1	6.625%		11/01/19(a)		1,225	1,252,563
Syniverse Holdings, Inc., Gtd. Notes	Caa1	9.125%		01/15/19		1,850	1,974,875
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes, PIK	Caa1	9.625%		06/15/18(a)		4,805	5,081,287
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	Caa1	8.125%		06/15/18		975	1,006,687
TransUnion LLC/TransUnion Financing Corp., Gtd. Notes	B2	11.375%		06/15/18		4,475	5,213,375

							140,953,410

Textile — 0.3%
PVH Corp., Sr. Unsec’d. Notes	Ba3	4.500%		12/15/22(a)		875	883,750
PVH Corp., Sr. Unsec’d. Notes	Ba3	7.375%		05/15/20		1,700	1,906,125
Quicksilver, Inc., Gtd. Notes	Caa1	6.875%		04/15/15(a)		1,636	1,607,370

							4,397,245

Tobacco
Alliance One International, Inc., Sr. Unsec’d. Notes	B3	10.000%		07/15/16		360	378,900

Transportation Services — 1.2%
ACL I Corp., Sr. Unsec’d. Notes, PIK	Caa1	10.625%		02/15/16(a)		2,129	2,150,132
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A	B2	7.875%		01/31/18		500	530,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B2	8.250%		01/15/19(a)		2,350	2,596,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	B2	9.625%		03/15/18		1,214	1,353,610
Bluewater Holding BV (Netherlands), Gtd. Notes, 144A	NR	3.330%	(c)	07/17/14		900	837,000
Commercial Barge Line Co., Sec’d. Notes	B2	12.500%		07/15/17		850	937,125
HDTFS, Inc., Gtd. Notes, 144A	B2	5.875%		10/15/20		676	706,420
HDTFS, Inc., Gtd. Notes, 144A	B2	6.250%		10/15/22(a)		864	920,160
Hertz Corp. (The), Gtd. Notes	B2	6.750%		04/15/19(a)		610	665,663
Hertz Corp. (The), Gtd. Notes	B2	7.375%		01/15/21		420	462,000
Hertz Corp. (The), Gtd. Notes	B2	7.500%		10/15/18		3,141	3,470,805

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Transportation Services (continued)
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A	B3	8.375%		12/15/18		$1,775	$1,810,500
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Marshall Islands), Sr. Sec’d. Notes	B1	8.875%		11/01/17		696	694,260
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Marshall Islands), Gtd. Notes	B3	9.250%		04/15/19		504	496,440
OSX 3 Leasing BV (Netherlands), Sr. Sec’d. Notes, 144A	NR	9.250%		03/20/15		300	309,375
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Sr. Sec’d. Notes, 144A	B2	8.875%		08/01/20		161	170,660
Teekay LNG Partners LP (Marshall Islands), Sr. Unsec’d. Notes	NR	7.100%	(c)	05/03/17	NOK	2,500	461,068
TRAC Intermodal LLC/TRAC Intermodal Corp., Sr. Sec’d. Notes, 144A	B3	11.000%		08/15/19		270	280,800
Ultrapetrol Bahamas Ltd. (Bahamas), First Mortgage	Caa1	9.000%		11/24/14		727	721,548

							19,574,316

Wireless — 4.4%
Brightstar Corp., Gtd. Notes, 144A	B1	9.500%		12/01/16		4,070	4,334,550
Clearwire Communications LLC/Clearwire
Finance, Inc., Sr. Sec’d. Notes, 144A	B3	12.000%		12/01/15		3,354	3,605,550
Clearwire Communications LLC/Clearwire
Finance, Inc., Sr. Sec’d. Notes, 144A	B3	12.000%		12/01/15		2,850	3,049,500
Cricket Communications, Inc., Gtd. Notes	B3	7.750%		10/15/20(a)		2,752	2,807,040
Cricket Communications, Inc., Sr. Sec’d. Notes	Ba2	7.750%		05/15/16		2,500	2,646,875
Crown Castle International Corp., Sr. Unsec’d. Notes	B1	9.000%		01/15/15		1,450	1,537,725
Crown Castle International Corp., Sr. Unsec’d. Notes, 144A	B1	5.250%		01/15/23		1,744	1,866,080
Digicel Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	Caa1	8.250%		09/30/20(a)		1,600	1,760,000
Digicel Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	Caa1	10.500%		04/15/18		1,500	1,650,000
Eileme 2 AB (Sweden), Sr. Sec’d. Notes, 144A	B3	11.625%		01/31/20(a)		2,580	3,005,700
MetroPCS Wireless, Inc., Gtd. Notes	B2	6.625%		11/15/20(a)		3,840	4,080,000
MetroPCS Wireless, Inc., Gtd. Notes	B2	7.875%		09/01/18(a)		400	433,000
NII Capital Corp., Gtd. Notes	B2	7.625%		04/01/21		3,075	2,329,312
NII Capital Corp., Gtd. Notes	B2	8.875%		12/15/19		2,025	1,609,875
SBA Telecommunications, Inc., Gtd. Notes, 144A	B1	5.750%		07/15/20		83	88,187
Sprint Capital Corp., Gtd. Notes	B3	6.875%		11/15/28		1,800	1,872,000
Sprint Capital Corp., Gtd. Notes	B3	6.900%		05/01/19		2,375	2,588,750
Sprint Capital Corp., Gtd. Notes	B3	8.750%		03/15/32		651	795,847
Sprint Nextel Corp., Gtd. Notes, 144A	Ba3	7.000%		03/01/20(a)		1,392	1,618,200
Sprint Nextel Corp., Gtd. Notes, 144A	Ba3	9.000%		11/15/18		2,420	2,988,700
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	6.000%		12/01/16		4,340	4,719,750
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	7.000%		08/15/20		3,785	4,135,113
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	8.375%		08/15/17		2,050	2,383,125
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	9.125%		03/01/17(a)		2,198	2,588,144
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	11.500%		11/15/21		243	330,480
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Ireland), Unsec’d. Notes, 144A	Ba3	7.748%		02/02/21		1,450	1,674,750
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, 144A	B3	11.750%		07/15/17(a)		7,625	7,987,188

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Wireless (continued)
Wind Acquisition Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A	Ba3	7.250%	02/15/18(a)	$2,375	$2,404,688
Wind Acquisition Finance SA (Luxembourg), Sr. Sec’d. Notes, 144A	Ba3	7.250%	02/15/18	328	329,640

					71,219,769

Wirelines — 1.7%
Cincinnati Bell, Inc., Gtd. Notes	B1	8.250%	10/15/17(a)	490	527,975
eAccess Ltd. (Japan), Gtd. Notes, 144A	Ba3	8.250%	04/01/18	1,130	1,265,600
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	7.125%	01/15/23	1,399	1,482,940
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.125%	10/01/18	2,250	2,587,500
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.500%	04/15/20(a)	2,000	2,300,000
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.750%	04/15/22(a)	290	336,400
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	9.250%	07/01/21	1,370	1,606,325
Level 3 Communications, Inc., Sr. Unsec’d. Notes	Caa2	11.875%	02/01/19(a)	1,875	2,160,937
Level 3 Communications, Inc., Sr. Unsec’d. Notes, 144A	Caa2	8.875%	06/01/19(a)	1,000	1,065,000
Level 3 Financing, Inc., Gtd. Notes	B3	8.125%	07/01/19(a)	1,928	2,101,520
Level 3 Financing, Inc., Gtd. Notes	B3	8.625%	07/15/20	2,636	2,925,960
Level 3 Financing, Inc., Gtd. Notes	B3	9.375%	04/01/19(a)	1,500	1,676,250
Level 3 Financing, Inc., Gtd. Notes, 144A	B3	7.000%	06/01/20	1,425	1,489,125
PAETEC Holding Corp., Sr. Sec’d. Notes	BB-(d)	8.875%	06/30/17(a)	500	536,250
tw telecom holdings, Inc., Gtd. Notes, 144A	B1	5.375%	10/01/22	200	209,500
Windstream Corp., Gtd. Notes	Ba3	7.500%	06/01/22(a)	250	265,000
Windstream Corp., Gtd. Notes	Ba3	7.500%	04/01/23	1,550	1,631,375
Windstream Corp., Gtd. Notes	Ba3	7.750%	10/01/21(a)	1,250	1,350,000
Windstream Corp., Gtd. Notes	Ba3	7.875%	11/01/17(a)	1,600	1,800,000
Zayo Group LLC/Zayo Capital, Inc., Sr. Sec’d. Notes	B1	8.125%	01/01/20	320	356,000

					27,673,657

TOTAL CORPORATE BONDS (cost $1,371,153,510)					1,428,441,221

				Shares
COMMON STOCKS — 0.2%
Electric — 0.2%
Dynegy, Inc.(a)				161,197	3,083,699

Property & Casualty Insurance
Xlit Ltd. (Cayman Islands)				750	575,906

Transportation Services
General Maritime Corp.*				712	21,360

TOTAL COMMON STOCKS (cost $5,323,764)					3,680,965

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

PREFERRED STOCKS — 0.5%	Shares	Value (Note 2)
Automotive — 0.2%
General Motors Co., Series B, CVT, 4.750%	75,550	$3,334,022

Banking — 0.2%
Citigroup Capital XIII, 7.875%	106,400	2,968,560

Life Insurance
Hartford Financial Services Group, Inc., 7.875%	17,200	493,812

Non Captive – Diversified — 0.1%
Ally Financial, Inc., 144A, 7.000%	1,470	1,443,862

TOTAL PREFERRED STOCKS (cost $7,840,129)		8,240,256

	Units
WARRANTS*
Gas Pipelines
SemGroup Corp. (Class A Stock), expiring 11/30/14	6,958	99,218

Paper
Smurfit Kappa Funding PLC, 144A, expiring 10/01/13	900	55,504

Retailers
Neebo, Inc. (Class A Stock), expiring 06/20/19	2,792	—
Neebo, Inc. (Class B Stock), expiring 06/20/19	5,983	—

		—

Transportation Services
General Maritime Corp., expiring 05/17/17	1,101	—

TOTAL WARRANTS (cost $0)		154,722

TOTAL LONG-TERM INVESTMENTS (cost $1,454,789,154)		1,509,168,274

	Shares
SHORT-TERM INVESTMENT — 26.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $426,780,117; includes $357,040,630 of cash collateral for securities on loan)(b)(w)(Note 4)	426,780,117	426,780,117

TOTAL INVESTMENTS — 120.6% (cost $1,881,569,271)		1,935,948,391
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (20.6)%.		(330,277,242)

NET ASSETS — 100.0%		$1,605,671,149

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
CDX	Credit Derivative Index
DIP	Debtor-In-Possession
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
CAD	Canadian Dollar
NOK	Norwegian Krone

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $348,751,695; cash collateral of $357,040,630 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar, Expiring 01/09/13	Credit Suisse First Boston Corp.	CAD	571	$574,329	$573,929	$400
Norwegian Krone, Expiring 01/09/13	Credit Suisse First Boston Corp.	NOK	4,612	809,684	829,542	(19,858)

				$1,384,013	$1,403,471	$(19,458)

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices – Sell Protection(1):
Dow Jones CDX NA HY-19 V1 Index	12/20/17	5.000%	$20,000	$127,727	$(53,591)	$181,318	Goldman Sachs & Co.
Dow Jones CDX NA HY-19 V1 Index	12/20/17	5.000%	7,500	47,898	(87,227)	135,125	Goldman Sachs & Co.
Dow Jones CDX NA HY-19 V1 Index	12/20/17	5.000%	5,000	32,626	9,028	23,598	Barclays Capital Group

				$208,251	$(131,790)	$340,041

The Portfolio entered into credit default swap agreements on credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,659,605	$—	$21,360
Preferred Stocks	8,240,256	—	—
Warrants	154,722	—	—
Bank Loans	—	68,651,110	—
Corporate Bonds	—	1,428,441,219	2
Affiliated Money Market Mutual Fund	426,780,117	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(19,458)	—
Credit Default Swaps	—	340,041	—

Total	$438,834,700	$1,497,412,912	$21,362

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (22.2% represents investments purchased with collateral from securities on loan)	26.6%
Technology	9.7
Healthcare	6.9
Media – Non Cable	5.9
Independent Energy	5.0
Gaming	4.9
Media – Cable	4.6
Metals & Mining	4.5
Wireless	4.4
Electric	4.0
Non Captive – Diversified	3.9
Chemicals	3.1
Packaging	2.8
Retailers	2.5
Banking	2.0
Automotive	1.9
Construction Machinery	1.8
Food & Beverage	1.8
Wirelines	1.7
Building Materials	1.6
Entertainment	1.6
Other Industrials	1.6
Oil & Field Services	1.5
Pharmaceuticals	1.5
Home Construction	1.3
Consumer Services	1.2
Transportation Services	1.2
Diversified Manufacturing	1.1
Gas Pipelines	1.1
Paper	1.0
Supermarkets	0.9
Aerospace/Defense	0.8
Consumer Products	0.7
Property & Casualty Insurance	0.7
Restaurants	0.7
Lodging	0.6
Airlines	0.5
Real Estate Investment Trusts	0.5
Environmental	0.4
Non Captive – Consumer	0.4
Other Financial Institutions	0.4
Life Insurance	0.3
Refining	0.3
Textile	0.3
Brokerage	0.2
Gas Distributors	0.1
Pipelines	0.1

120.6
Liabilities in excess of other assets	(20.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST HIGH YIELD PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$400	Unrealized depreciation on foreign currency forward contracts	$19,858
Credit contracts	Unrealized appreciation on swap agreements	340,041	Premiums received for swap agreements	140,818
Credit contracts	Premiums paid for swap agreements	9,028	—	—
Equity contracts	Unaffiliated investments	154,722	—	—

Total		$504,191		$160,676

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Forward Currency Contracts	Swaps	Total
Credit contracts		$—	$4,910,233	$4,910,233
Foreign exchange contracts		(4,917)	—	(4,917)

Total		$(4,917)	$4,910,233	$4,905,316

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Swaps	Forward Currency Contracts	Total
Credit contracts	$—	$(1,527,103)	$—	$(1,527,103)
Foreign exchange contracts	—	—	(19,458)	(19,458)
Equity contracts	107,965	—	—	107,965

Total	$107,965	$(1,527,103)	$(19,458)	$(1,438,596)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Purchase Contracts(1)	Forward Foreign Currency Exchange Sale Contracts(2)	Credit Default Swap Agreements - Buy Protection(3)	Credit Default Swap Agreements - Sell Protection(3)
$146,939	$437,054	$22,240,000	$15,450,000

(1)	Value at Settlement Date Payable.

(2)	Value at Settlement Date Receivable. (3) Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST HIGH YIELD PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $348,751,695:
Unaffiliated investments (cost $1,454,789,154)	$1,509,168,274
Affiliated investments (cost $426,780,117)	426,780,117
Foreign currency, at value (cost $372,341)	372,947
Dividends and interest receivable	26,918,412
Receivable for investments sold	9,306,146
Receivable for fund share sold	792,613
Unrealized appreciation on swap agreements	340,041
Premiums paid for swap agreements	9,028
Unrealized appreciation on foreign currency forward contracts	400
Prepaid expenses	9,407

Total Assets	1,973,697,385

LIABILITIES:
Payable to broker for collateral for securities on loan	357,040,630
Payable for investments purchased	9,788,606
Advisory fees payable	448,634
Payable to custodian	246,595
Accrued expenses and other liabilities	147,745
Premiums received for swap agreements	140,818
Payable for fund share repurchased	124,543
Due to broker	52,686
Unrealized depreciation on foreign currency forward contracts	19,858
Shareholder servicing fees payable	15,643
Affiliated transfer agent fee payable	478

Total Liabilities	368,026,236

NET ASSETS	$1,605,671,149

Net assets were comprised of:
Paid-in capital	$1,581,783,987
Retained earnings	23,887,162

Net assets, December 31, 2012	$1,605,671,149

Net asset value and redemption price per share, $1,605,671,149 / 209,495,375 outstanding shares of beneficial interest	$7.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$109,393,829
Affiliated income from securities lending, net	1,110,060
Unaffiliated dividend income (net of $2,751 foreign withholding tax)	530,289
Affiliated dividend income	204,852

111,239,030

EXPENSES
Advisory fees	11,435,098
Shareholder servicing fees and expenses	1,524,680
Custodian and accounting fees	286,000
Audit fee	37,000
Trustees’ fees	25,000
Insurance expenses	14,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	11,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Loan interest expense (Note 7)	197
Miscellaneous	9,934

Total expenses	13,376,909
Less: advisory fee waivers and/or expense reimbursement	(377,799)
Less: shareholder servicing fee waiver	(424,872)

Net expenses	12,574,238

NET INVESTMENT INCOME	98,664,792

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,871,171
Swap agreements transactions	4,910,233
Foreign currency transactions	(5,120)

9,776,284

Net change in unrealized appreciation (depreciation) on:
Investments	86,090,129
Swap agreements	(1,527,103)
Foreign currencies	(18,780)

84,544,246

NET GAIN ON INVESTMENTS.	94,320,530

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$192,985,322

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$98,664,792	$90,077,636
Net realized gain on investment and foreign currency transactions	9,776,284	21,228,346
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	84,544,246	(67,908,839)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	192,985,322	43,397,143

DISTRIBUTIONS	(90,098,548)	(78,636,467)

FUND SHARE TRANSACTIONS:
Fund share sold [101,891,076 and 126,668,118 shares, respectively]	752,152,335	913,806,076
Fund share issued in reinvestment of distributions [12,834,551 and 10,772,119 shares, respectively].	90,098,548	78,636,467
Fund share repurchased [90,840,850 and 138,073,580 shares, respectively]	(677,152,654)	(1,004,015,673)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	165,098,229	(11,573,130)

TOTAL INCREASE (DECREASE) IN NET ASSETS	267,985,003	(46,812,454)
NET ASSETS:
Beginning of year	1,337,686,146	1,384,498,600

End of year	$1,605,671,149	$1,337,686,146

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 110.5% ASSET-BACKED SECURITIES — 11.0%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Ally Auto Receivables Trust, Series 2010-4, Class A3	AAA(d)	0.910%		11/17/14	$	2,513	$2,517,616
Ally Auto Receivables Trust, Series 2011-1, Class A3	Aaa	1.380%		01/15/15		3,726	3,739,083
Ally Auto Receivables Trust, Series 2011-4, Class A2	Aaa	0.650%		03/17/14		150	149,985
Ally Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.560%		10/15/14		1,973	1,974,146
American Express Credit Account Master Trust, Series 2010-1, Class A	Aaa	0.459%	(c)	11/16/15		1,200	1,200,805
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A2	Aaa	0.900%		09/08/14		229	228,784
AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A2	Aaa	0.840%		11/10/14		704	704,732
AmeriCredit Automobile Receivables Trust, Series 2011-4, Class A2	AAA(d)	0.920%		03/09/15		1,862	1,864,668
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2	Aaa	0.910%		10/08/15		7,823	7,842,188
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class A2	Aaa	0.710%		12/08/15		3,020	3,026,476
AmeriCredit Automobile Receivables Trust, Series 2012-4, Class A2	AAA(d)	0.490%		04/08/16		10,500	10,503,319
Bank One Issuance Trust, Series 2003-A4, Class A4	Aaa	0.459%	(c)	01/15/16		4,450	4,454,005
Bank One Issuance Trust, Series 2003-A8, Class A8	Aaa	0.459%	(c)	05/16/16		6,111	6,120,221
BMW Vehicle Lease Trust, Series 2011-1, Class A3	Aaa	1.060%		02/20/14		2,110	2,113,442
Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5	Aaa	0.269%	(c)	01/15/16		4,325	4,324,909
Capital One Multi-Asset Execution Trust, Series 2008-A3, Class A3	Aaa	5.050%		02/15/16		3,553	3,602,152
CarMax Auto Owner Trust, Series 2010-2, Class A3	AAA(d)	1.410%		02/16/15		1,004	1,007,966
CarMax Auto Owner Trust, Series 2011-1, Class A3	Aaa	1.290%		09/15/15		3,314	3,331,219
CarMax Auto Owner Trust, Series 2011-3, Class A2	Aaa	0.700%		11/17/14		3,246	3,249,029
CarMax Auto Owner Trust, Series 2012-1, Class A2	AAA(d)	0.590%		03/16/15		2,699	2,702,476
CarMax Auto Owner Trust, Series 2012-3, Class A2	Aaa	0.430%		09/15/15		7,320	7,323,030
Carrington Mortgage Loan Trust, Series 2005-NC3, Class A1D	Aa1	0.540%	(c)	06/25/35(g)		1,178	1,171,484
Chase Issuance Trust, Series 2004-A8, Class A8	Aaa	0.329%	(c)	09/15/15		5,000	5,000,250
Chase Issuance Trust, Series 2008-A4, Class A4	Aaa	4.650%		03/15/15		6,966	7,027,928
Chase Issuance Trust, Series 2008-A6, Class A6	Aaa	1.409%	(c)	05/15/15		3,405	3,419,931
Chase Issuance Trust, Series 2011-A1, Class A1	NR	0.399%	(c)	03/16/15		13,000	13,005,876
Chase Issuance Trust, Series 2011-A2, Class A2	AAA(d)	0.299%	(c)	05/15/15		1,330	1,330,299
Citibank Credit Card Issuance Trust,
Series 2008-A5, Class A5	Aaa	4.850%		04/22/15		5,500	5,578,023
Citibank Omni Master Trust, Series 2009-A14A,
Class A14, 144A	Aaa	2.959%	(c)	08/15/18		8,500	8,842,431
Discover Card Master Trust, Series 2008-A4,
Class A4	Aaa	5.650%		12/15/15		9,250	9,474,479
Discover Card Master Trust, Series 2010-A1,
Class A1	Aaa	0.859%	(c)	09/15/15		5,500	5,505,989

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Discover Card Master Trust, Series 2011-A2, Class A2	Aaa	0.419%	(c)	11/16/15	$	2,800	$2,801,890
Discover Card Master Trust, Series 2012-B3, Class B3	A1	0.659%	(c)	05/15/18		3,650	3,651,896
Discover Card Master Trust I, Series 2006-2, Class A3	Aaa	0.289%	(c)	01/19/16		3,095	3,096,015
Dryrock Issuance Trust, Series 2012-1, Class A	Aaa	0.358%		08/15/17		3,250	3,250,224
Dryrock Issuance Trust, Series 2012-2, Class A	Aaa	0.640%		08/15/18		3,000	2,998,216
Ford Credit Auto Lease Trust, Series 2011-A, Class A2	Aaa	0.740%		09/15/13		907	907,162
Ford Credit Auto Lease Trust, Series 2011-B, Class A2	AAA(d)	0.820%		01/15/14		1,354	1,355,916
Ford Credit Auto Lease Trust, Series 2012-A, Class A2	Aaa	0.630%		04/15/14		5,644	5,648,444
GE Capital Credit Card Master Note Trust, Series 2010-3, Class A	Aaa	2.210%		06/15/16		4,584	4,621,786
Harley-Davidson Motorcycle Trust, Series 2011-2, Class A2	Aaa	0.710%		05/15/15		2,300	2,302,771
HLSS Servicer Advance Receivables Backed Notes, Series 2012-T2, Class A1, 144A	AAA(d)	1.340%		10/15/43(g)		3,040	3,047,600
HLSS Servicer Advance Receivables Backed Notes, Series 2012-T2, Class B1, 144A	AA(d)	1.740%		10/15/43(g)		1,420	1,424,437
HLSS Servicer Advance Receivables Backed Notes, Series 2012-T2, Class B2, 144A	AA(d)	2.480%		10/15/45(g)		1,420	1,435,620
HLSS Servicer Advance Receivables Backed Notes, Series 2012-T2, Class C2, 144A	A(d)	3.960%		10/15/45(g)		775	785,850
HLSS Servicer Advance Receivables Backed Notes, Series 2012-T2, Class D2, 144A	BBB(d)	4.940%		10/15/45(g)		590	597,670
Huntington Auto Trust, Series 2011-1A, Class A2, 144A	Aaa	0.760%		04/15/14		654	654,502
Huntington Auto Trust, Series 2012-1, Class A2	Aaa	0.540%		11/17/14		3,697	3,699,257
Hyundai Auto Lease Securitization Trust 2012-A, Series 2012-A, Class A2, 144A	Aaa	0.680%		01/15/15		2,445	2,449,795
Hyundai Auto Receivables Trust, Series 2010-B, Class A3	Aaa	0.970%		04/15/15		2,535	2,542,740
Hyundai Auto Receivables Trust, Series 2012-A, Class A2	Aaa	0.550%		06/16/14		4,852	4,855,347
Illinois Student Assistance Commission, Series 2010-1, Class A2	AA+(d)	1.365%	(c)	04/25/22		1,837	1,860,931
MBNA Credit Card Master Note Trust, Series 2006-A5, Class A5	Aaa	0.269%	(c)	10/15/15		9,750	9,746,977
Mercedes-Benz Auto Lease Trust, Series 2011-1A, Class A3, 144A	Aaa	1.180%		11/15/13		3,007	3,009,633
Mercedes-Benz Auto Lease Trust, Series 2011-B, Class A2, 144A	Aaa	0.900%		01/15/14		2,029	2,030,805
Mercedes-Benz Auto Lease Trust, Series 2012-A, Class A2	AAA(d)	0.660%		04/15/14		3,070	3,072,350
Nelnet Student Loan Trust, Series 2010-3A, Class A, 144A	Aaa	1.095%	(c)	07/27/48		1,774	1,786,904
Nissan Auto Receivables Owner Trust, Series 2012-A, Class A2	Aaa	0.540%		10/15/14		2,966	2,967,717
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2	Aaa	0.940%		02/18/14		340	340,307
Santander Drive Auto Receivables Trust, Series 2011-2, Class A2	Aaa	1.040%		04/15/14		856	856,191
Santander Drive Auto Receivables Trust, Series 2011-3, Class A2	Aaa	1.110%		08/15/14		647	648,379
Santander Drive Auto Receivables Trust, Series 2011-4, Class A2	Aaa	1.370%		03/16/15		2,927	2,936,879

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Santander Drive Auto Receivables Trust, Series 2012-1, Class A2	Aaa	1.250%		04/15/15	$	2,169	$2,177,740
Santander Drive Auto Receivables Trust, Series 2012-2, Class A2	Aaa	0.910%		05/15/15		4,083	4,093,294
Santander Drive Auto Receivables Trust, Series 2012-3, Class A2	Aaa	0.830%		04/15/15		7,341	7,356,736
Santander Drive Auto Receivables Trust, Series 2012-4, Class A2	Aaa	0.790%		08/17/15		3,600	3,606,255
SLM Student Loan Trust, Series 2006-2, Class A5	Aaa	0.425%	(c)	07/25/25		5,265	5,097,952
SLM Student Loan Trust, Series 2008-4, Class A4	Aaa	1.965%	(c)	07/25/22		7,050	7,398,721
SLM Student Loan Trust, Series 2008-5, Class A4	Aaa	2.015%	(c)	07/25/23		5,700	6,015,803
SLM Student Loan Trust, Series 2010-A, Class 2A, 144A	Aaa	3.459%	(c)	05/16/44		5,100	5,375,257
SLM Student Loan Trust, Series 2010-C, Class A1, 144A	Aaa	1.859%	(c)	12/15/17		2,068	2,076,315
SLM Student Loan Trust, Series 2011-1, Class A1	Aaa	0.730%	(c)	03/25/26		959	965,167
SLM Student Loan Trust, Series 2012-C, Class A1, 144A	Aaa	1.309%	(c)	08/15/23		2,484	2,500,800
Structured Asset Securities Corp., Series 2005-WF1, Class A3	A2	0.540%	(c)	02/25/35(g)		2,794	2,712,718
Volkswagen Auto Lease Trust, Series 2011-A, Class A2	Aaa	1.000%		02/20/14		4,454	4,459,235
World Financial Network Credit Card Master Trust, Series 2006-A, Class A, 144A	Aa2	0.339%	(c)	02/15/17		8,250	8,248,556
World Financial Network Credit Card Master Trust, Series 2009-D, Class A	AAA(d)	4.660%		05/15/17		3,111	3,180,092
World Omni Automobile Lease Securitization Trust, Series 2011-A, Class A2	Aaa	0.810%		10/15/13		1,074	1,075,176

TOTAL ASSET-BACKED SECURITIES (cost $279,799,579)							280,060,969

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.3%
Banc of America Large Loan, Inc., Series 2009-FDG, Class A, 144A	AAA(d)	5.204%		01/25/42		5,694	6,434,137
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4	AA(d)	5.700%		06/11/50		2,365	2,820,776
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM	Aa3	5.347%		12/10/46		4,010	4,446,789
Commercial Mortgage Pass-Through Certificates, Series 2007-FL14, Class AJ, 144A	A1	0.389%	(c)	06/15/22		4,579	4,501,269
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%		03/10/39		863	890,982
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AABA	Aaa	4.680%		07/10/39		2,494	2,518,690
GS Mortgage Securities Corp. II, Series 2012-GC6, Class C, 144A	A3	5.639%	(c)	01/10/45		3,130	3,532,149
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class B	Aa3	4.740%		05/10/45		9,235	10,191,210
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class C	A3	5.722%	(c)	05/10/45		2,435	2,751,175
GS Mortgage Securities Corp. II, Series 2012-GCJ9, Class A3	Aaa	2.773%		11/10/45		4,045	4,069,359
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-LN2, Class A1	Aaa	4.475%		07/15/41		134	134,765

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.797%	(c)	06/15/49	$	2,773	$2,859,771
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2009-RR1, Class A4B, 144A	A1	5.648%	(c)	03/18/51		5,285	5,896,844
Morgan Stanley Capital I, Inc., Series 2007-XLF9, Class A2, 144A	Aa2	0.769%	(c)	12/15/20		4,162	4,051,873
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A4	Aaa	6.390%		07/15/33		42	42,204
UBS Commercial Mortgage Trust, Series 2012-C1, Class D, 144A	Baa3	5.536%	(c)	05/10/45		5,350	5,030,933
Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class A5	AAA(d)	4.661%		05/15/44		540	550,842
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM	A1	5.795%		07/15/45		5,670	6,309,253
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM	Baa1	5.603%		10/15/48		3,010	3,296,772
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3	Aaa	5.246%		12/15/43		1,167	1,191,806
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class C	A3	4.693%	(c)	10/15/45		4,878	5,189,768
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class C	A3	4.543%	(c)	11/15/45		5,780	6,051,781

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $79,128,939)							82,763,148

CORPORATE BONDS — 30.7%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	4.000%		03/15/22		2,473	2,560,376

Aerospace & Defense — 0.1%
Embraer SA (Brazil), Sr. Unsec’d. Notes	Baa3	5.150%		06/15/22		1,400	1,533,000

Agriculture — 0.8%
Altria Group, Inc., Gtd. Notes	Baa1	9.950%		11/10/38		6,706	11,047,726
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%		06/23/19		2,550	3,253,871
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%		05/01/40		3,771	4,918,576

							19,220,173

Airlines
Doric Nimrod Air Finance Alpha Ltd. 2012-1A Pass-Through Trust (Guernsey), Pass-Through Certificates, 144A	A3	5.125%		11/30/24(a)		900	937,125

Auto Parts & Equipment — 0.3%
BorgWarner, Inc., Sr. Unsec’d. Notes	Baa2	8.000%		10/01/19		4,977	6,469,632

Automobile Manufacturers — 0.1%
Kia Motors Corp. (South Korea), Sr. Unsec’d. Notes, 144A	Baa1	3.625%		06/14/16		2,180	2,285,165

Banking — 5.5%
Banco Bradesco SA (Brazil), Sub. Notes, 144A	Baa1	5.900%		01/16/21(a)		1,000	1,090,000
Banco Bradesco SA (Brazil), Sub. Notes, 144A	Baa1	5.750%		03/01/22		1,756	1,905,260
Banco del Estado de Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	3.875%		02/08/22		600	638,382
Bancolombia SA (Colombia), Sub. Notes	Baa3	5.125%		09/11/22		1,950	2,028,000

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banking (continued)
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.625%		07/01/20	$	700	$829,939
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	7.625%		06/01/19		12,500	15,994,637
Bank of Nova Scotia (Canada), Covered Bonds, 144A	Aaa	2.150%		08/03/16		4,800	5,039,520
BBVA Banco Continental SA (Peru), Sr. Unsec’d. Notes, 144A.	BBB(d)	5.000%		08/26/22		400	427,000
Canadian Imperial Bank of Commerce (Canada), Covered Bonds, 144A	Aaa	2.000%		02/04/13		5,200	5,207,280
Cie de Financement Foncier SA (France), Covered Bonds, 144A	Aaa	1.071%	(c)	04/17/14		5,000	4,952,240
Cie de Financement Foncier SA (France), Covered Bonds, 144A	Aaa	2.125%		04/22/13		7,300	7,332,843
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	5.500%		04/11/13		4,341	4,385,725
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.125%		05/15/18		484	580,031
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%		05/22/19		4,456	5,991,702
Discover Bank, Sub. Notes	Ba1	8.700%		11/18/19		2,003	2,606,468
DNB Boligkreditt A/S (Norway), Covered Bonds, 144A	Aaa	2.100%		10/14/15(a)		6,630	6,871,551
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes.	Aa3	3.750%		10/20/16(a)		2,000	2,148,890
First Citizens St Lucia Ltd. (Liechtenstein), Bank Gtd. Notes, 144A	A2	4.903%		02/09/16		700	738,786
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	7.500%		02/15/19		15,910	20,018,837
Huntington Bancshares, Inc., Sub. Notes	Baa2	7.000%		12/15/20(a)		3,100	3,792,729
Industrial Sr. Trust (Cayman Islands), Gtd. Notes, 144A	Baa3	5.500%		11/01/22		850	848,588
Itau Unibanco Holding SA (Brazil), Sub. Notes, 144A	Baa2	5.125%		05/13/23		550	563,063
Itau Unibanco Holding SA (Brazil), Sub. Notes, 144A	Baa2	5.500%		08/06/22		1,700	1,772,250
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%		08/15/21		5,853	6,545,041
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.500%		01/24/22(a)		3,516	3,977,429
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%		04/23/19		1,493	1,842,007
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.750%		01/25/21		2,000	2,284,070
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.000%		04/28/15		2,350	2,559,639
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.250%		08/28/17		5,286	6,050,102
Nordea Eiendomskreditt A/S (Norway), Covered Bonds, 144A	Aaa	2.125%		09/22/16(a)		4,740	4,936,711
Sberbank of Russia Via SB Capital SA (Luxembourg), Sub. Notes, 144A	Baa1	5.125%		10/29/22(a)		3,000	3,048,750
Scotiabank Peru SA (Peru), Sub. Notes, 144A	Baa2	4.500%	(c)	12/13/27		384	379,326
SVB Financial Group, Sr. Unsec’d. Notes	A3	5.375%		09/15/20(a)		4,790	5,375,558
Westpac Banking Corp. (Australia), Gov’t. Liquid Gtd. Notes, 144A	Aaa	2.900%		09/10/14		7,600	7,911,828

							140,674,182

Beverages — 0.5%
Anadolu Efes Biracilik Ve Malt Sanayii A/S
(Turkey), Sr. Unsec’d. Notes, 144A	Baa3	3.375%		11/01/22		1,350	1,329,750
Beam, Inc., Sr. Unsec’d. Notes	Baa2	5.875%		01/15/36		944	1,095,520
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	5.200%		01/30/13		2,631	2,640,677
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	5.750%		04/07/21		6,200	7,415,987

							12,481,934

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Building Materials — 0.2%
Owens Corning, Gtd. Notes	Ba1	9.000%	06/15/19	$	2,851	$3,562,957
Votorantim Overseas IV (Cayman Islands), Gtd. Notes, 144A	BBB(d)	7.750%	06/24/20		500	611,875

						4,174,832

Chemicals — 0.7%
Airgas, Inc., Gtd. Notes	Baa3	7.125%	10/01/18		1,580	1,686,694
CF Industries, Inc., Gtd. Notes	Baa3	7.125%	05/01/20		2,003	2,520,852
Incitec Pivot Finance LLC, Gtd. Notes, 144A	Baa3	6.000%	12/10/19		5,280	6,052,939
Methanex Corp. (Canada), Sr. Unsec’d. Notes	Ba1	5.250%	03/01/22		3,750	4,159,204
Mexichem SAB de CV (Mexico), Gtd. Notes, 144A	Ba1	6.750%	09/19/42		900	1,010,250
Mexichem SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	Ba1	4.875%	09/19/22		1,500	1,616,250
Mosaic Global Holdings, Inc., Gtd. Notes	Baa1	7.300%	01/15/28		336	439,099
NewMarket Corp., Gtd. Notes, 144A	Baa3	4.100%	12/15/22		1,300	1,322,767

						18,808,055

Commercial Banks — 0.6%
PKO Finance AB (Poland), Sr. Unsec’d. Notes, 144A	A2	4.630%	09/26/22		2,500	2,627,533
Sparebank 1 Boligkreditt A/S (Norway), Covered Bonds, 144A	Aaa	2.300%	06/30/17		6,680	6,971,248
Zions Bancorporation, Sr. Unsec’d. Notes	BBB-(d)	4.500%	03/27/17		4,900	5,119,280

						14,718,061

Commercial Services — 0.3%
Verisk Analytics, Inc., Gtd. Notes	Ba1	4.125%	09/12/22		1,183	1,211,365
Verisk Analytics, Inc., Gtd. Notes	Ba1	4.875%	01/15/19		900	964,445
Verisk Analytics, Inc., Gtd. Notes	Ba1	5.800%	05/01/21		1,200	1,344,775
Western Union Co. (The), Unsec’d. Notes	Baa1	2.875%	12/10/17		3,457	3,425,362

						6,945,947

Computers — 0.8%
Hewlett-Packard Co., Sr. Unsec’d. Notes	Baa1	1.250%	09/13/13		4,000	3,999,952
Hewlett-Packard Co., Sr. Unsec’d. Notes	Baa1	4.500%	03/01/13		12,697	12,764,612
Hewlett-Packard Co., Sr. Unsec’d. Notes	Baa1	4.650%	12/09/21(a)		3,527	3,540,720
NetApp, Inc., Sr. Unsec’d. Notes	Baa1	3.250%	12/15/22		870	856,445

						21,161,729

Containers & Packaging — 0.2%
Rock-Tenn Co., Sr. Unsec’d. Notes, 144A	Ba1	4.900%	03/01/22(a)		4,465	4,825,259

Diversified Financial Services — 4.1%
Alta Wind Holdings LLC, Pass-Through Certificates, 144A	BBB-(d)	7.000%	06/30/35		1,468	1,579,665
BM&FBovespa SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	5.500%	07/16/20		1,240	1,401,200
Credit Suisse AG (Switzerland), Covered Bonds, 144A	Aaa	1.625%	03/06/15		4,310	4,390,188
Discover Financial Services, Sr. Unsec’d. Notes, 144A	Ba1	3.850%	11/21/22		6,447	6,652,492
FMR LLC, Sr. Unsec’d. Notes, 144A	A2	6.450%	11/15/39		5,171	6,447,487
FMR LLC, Unsec’d. Notes, 144A	A2	7.490%	06/15/19		990	1,229,462
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	5.400%	09/20/13(a)		9,624	9,966,383

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Diversified Financial Services (continued)
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	6.750%	03/15/32(a)	$	9,221	$11,975,626
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	6.875%	01/10/39		10,077	13,697,656
Hyundai Capital America, Sr. Unsec’d. Notes, 144A	Baa1	3.750%	04/06/16		175	184,689
Hyundai Capital Services, Inc. (South Korea), Sr. Unsec’d. Notes, 144A	Baa1	4.375%	07/27/16		1,600	1,720,664
Lazard Group LLC, Sr. Unsec’d. Notes	Ba2	6.850%	06/15/17		850	982,444
Lazard Group LLC, Sr. Unsec’d. Notes	Ba2	7.125%	05/15/15		4,700	5,224,910
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Baa2	5.450%	02/05/13		5,000	5,021,705
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa2	6.150%	04/25/13		2,750	2,794,146
Merrill Lynch & Co., Inc., Sub. Notes	Baa3	5.700%	05/02/17		1,320	1,448,700
NASDAQ OMX Group, Inc. (The), Sr. Unsec’d. Notes	Baa3	5.250%	01/16/18		5,795	6,333,292
NASDAQ OMX Group, Inc. (The), Sr. Unsec’d. Notes	Baa3	5.550%	01/15/20		3,789	4,127,487
Raymond James Financial, Inc., Sr. Unsec’d. Notes	Baa2	8.600%	08/15/19		6,975	8,834,758
Scottrade Financial Services, Inc., Sr. Unsec’d. Notes, 144A	Baa3	6.125%	07/11/21		3,450	3,548,773
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	8.750%	03/01/19		4,264	5,606,567

						103,168,294

Diversified Operations — 0.2%
Votorantim Cimentos SA (Brazil), Gtd. Notes, 144A	Baa3	7.250%	04/05/41		2,600	2,912,000
Voto-Votorantim Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	6.750%	04/05/21(a)		2,725	3,195,063

						6,107,063

Electric — 1.0%
Abu Dhabi National Energy Co. (United Arab
Emirates), Sr. Unsec’d. Notes, 144A	A3	6.500%	10/27/36(a)		1,250	1,665,625
CEZ A/S (Czech Republic), Sr. Unsec’d. Notes, 144A	A2	4.250%	04/03/22		1,600	1,712,704
Duquesne Light Holdings, Inc., Sr. Unsec’d. Notes, 144A	Ba1	5.900%	12/01/21		2,375	2,818,847
Duquesne Light Holdings, Inc., Sr. Unsec’d. Notes, 144A	Ba1	6.400%	09/15/20		2,756	3,333,421
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes.	Baa2	7.000%	09/01/22		1,704	2,165,767
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes.	Baa2	7.500%	09/01/38		1,854	2,511,768
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec’d. Notes, 144A	Baa3	5.250%	10/24/42(a)		900	927,000
PPL WEM Holdings PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Baa3	5.375%	05/01/21		3,314	3,727,246
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.950%	05/15/18		5,710	6,938,078
Texas-New Mexico Power Co., First Mortgage, 144A	A3	9.500%	04/01/19		625	837,979

						26,638,435

Electric – Integrated — 0.1%
Black Hills Corp., Sr. Unsec’d. Notes	Baa3	9.000%	05/15/14		2,000	2,202,070

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Electronic Components & Equipment
PerkinElmer, Inc., Sr. Unsec’d. Notes	Baa3	5.000%	11/15/21	$	1,181	$1,309,386

Engineering & Construction — 0.1%
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	7.125%	06/26/42(a)		1,800	2,088,000

Foods — 0.6%
Cencosud SA (Chile), Gtd. Notes, 144A	Baa3	4.875%	01/20/23		1,100	1,125,235
Kellogg Co., Sr. Unsec’d. Notes	Baa1	4.250%	03/06/13		4,460	4,489,579
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.000%	02/11/13		8,615	8,662,158

						14,276,972

Gas Distribution — 0.1%
Florida Gas Transmission Co. LLC, Sr. Notes, 144A	Baa2	7.900%	05/15/19		1,825	2,346,269

Healthcare Services — 0.1%
Dignity Health, Unsec’d. Notes	A3	4.500%	11/01/42		2,803	2,791,819
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa2	5.500%	02/01/13		806	808,727

						3,600,546

Hotels & Motels — 0.2%
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	Baa2	6.875%	08/15/19		3,350	3,959,094

Household Products/Wares — 0.1%
Tupperware Brands Corp., Gtd. Notes	Baa3	4.750%	06/01/21		2,577	2,757,511

Insurance — 0.7%
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	09/15/16		645	721,420
Fidelity National Financial, Inc., Sr. Unsec’d. Notes	Baa3	6.600%	05/15/17		3,000	3,381,693
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes	Baa3	5.500%	03/30/20		1,639	1,904,313
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	6.500%	03/15/35		1,269	1,386,686
Markel Corp., Sr. Unsec’d. Notes	Baa2	7.125%	09/30/19		5,989	7,212,056
Willis North America, Inc., Gtd. Notes	Baa3	7.000%	09/29/19		2,726	3,212,498

						17,818,666

Internet — 0.1%
Baidu, Inc. (Cayman Islands), Sr. Unsec’d. Notes .	A3	3.500%	11/28/22		2,760	2,767,745

Investment Companies
Oaktree Capital Management LP, Sr. Unsec’d. Notes, 144A	A-(d)	6.750%	12/02/19		943	1,087,972

Leisure — 0.2%
Carnival PLC (United Kingdom), Gtd. Notes	A3	7.875%	06/01/27		3,275	4,223,371

Manufacturing — 0.4%
Ford Motor Co., Sr. Unsec’d. Notes	Baa3	6.375%	02/01/29		1,723	1,926,843
Ford Motor Co., Sr. Unsec’d. Notes	Baa3	7.450%	07/16/31		2,202	2,796,540
Hillenbrand, Inc., Sr. Unsec’d. Notes	Baa3	5.500%	07/15/20		4,696	5,072,206

						9,795,589

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Media — 1.7%
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	8.375%	03/15/13	$18,317	$18,605,841
Comcast Corp., Gtd. Notes	Baa1	7.050%	03/15/33	1,210	1,611,818
Globo Comunicacao e Participacoes SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa2	4.875%	04/11/22	5,625	6,117,188
Historic Time Warner, Inc., Gtd. Notes	Baa2	9.125%	01/15/13	3,119	3,127,540
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	6.400%	04/30/40	1,283	1,646,237
News America, Inc., Gtd. Notes	Baa1	6.900%	08/15/39	1,091	1,428,411
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.550%	05/01/37	1,629	2,015,422
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.300%	07/01/38	4,722	6,274,046
Time Warner, Inc., Gtd. Notes	Baa2	7.625%	04/15/31	1,070	1,473,050

					42,299,553

Metals & Mining — 1.9%
Allegheny Ludlum Corp., Gtd. Notes	Baa3	6.950%	12/15/25	2,790	3,290,495
Allegheny Technologies, Inc., Sr. Unsec’d. Notes	Baa3	9.375%	06/01/19	5,440	6,921,181
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	Baa1	9.375%	04/08/19	7,224	9,394,090
AngloGold Ashanti Holdings PLC (South Africa), Gtd. Notes	Baa2	6.500%	04/15/40	5,445	5,604,114
Gerdau Trade, Inc. (British Virgin Islands), Gtd. Notes, 144A	BBB-(d)	5.750%	01/30/21(a)	1,200	1,320,000
Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands), Gtd. Notes, 144A	Ba1	4.875%	10/07/20	5,500	5,405,191
Newcrest Finance Pty Ltd. (Australia), Gtd. Notes, 144A	Baa2	4.200%	10/01/22	2,650	2,725,506
OJSC Novolipetsk Steel via Steel Funding Ltd. (Russia), Unsec’d. Notes, 144A	Baa3	4.950%	09/26/19(a)	2,350	2,380,851
Samarco Mineracao SA (Brazil), Sr. Unsec’d. Notes, 144A	BBB(d)	4.125%	11/01/22	1,850	1,882,375
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	5.250%	11/08/42	3,750	3,753,105
Valmont Industries, Inc., Gtd. Notes	Baa3	6.625%	04/20/20	5,621	6,618,025

					49,294,933

Oil & Gas — 2.3%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	7.000%	07/15/38	725	981,572
Canadian Oil Sands Ltd. (Canada), Sr. Unsec’d. Notes, 144A	Baa2	7.750%	05/15/19	7,044	8,976,233
Eni SpA (Italy), Sr. Unsec’d. Notes, 144A	A3	5.700%	10/01/40	8,067	8,479,232
EQT Corp., Sr. Unsec’d. Notes	Baa2	6.500%	04/01/18	2,000	2,325,008
Gazprom Neft OAO Via GPN Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa3	4.375%	09/19/22	1,700	1,737,102
National Fuel Gas Co., Sr. Unsec’d. Notes	Baa1	8.750%	05/01/19	1,020	1,331,921
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.375%	01/27/21(a)	2,450	2,758,259
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	6.875%	01/20/40	1,600	2,032,584
Petrohawk Energy Corp., Gtd. Notes	Baa3	7.250%	08/15/18	2,750	3,104,604
Petrohawk Energy Corp., Gtd. Notes	Baa3	7.875%	06/01/15	3,000	3,132,405
Petrohawk Energy Corp., Gtd. Notes	Baa3	10.500%	08/01/14	5,337	5,683,905
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago), Sr. Unsec’d. Notes, 144A	Baa3	9.750%	08/14/19	400	531,600
Petronas Global Sukuk Ltd. (Malaysia), Gtd. Notes, 144A	A1	4.250%	08/12/14	1,980	2,077,481
Pride International, Inc., Gtd. Notes	Baa1	8.500%	06/15/19	2,254	2,973,702
Rowan Cos., Inc., Gtd. Notes	Baa3	7.875%	08/01/19	4,250	5,247,760
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	4.950%	11/15/15	1,375	1,505,522

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Oil & Gas (continued)
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	6.375%	12/15/21	$848	$1,030,581
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	7.375%	04/15/18	2,798	3,329,133
Valero Energy Corp., Gtd. Notes	Baa2	10.500%	03/15/39	1,275	2,022,047

					59,260,651

Oil Field Equipment & Services — 0.2%
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	4.500%	04/15/22	610	647,368
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	9.875%	03/01/39	3,956	5,543,891

					6,191,259

Paper & Forest Products — 0.6%
Georgia-Pacific LLC, Sr. Unsec’d. Notes	Baa2	8.875%	05/15/31	5,550	8,321,626
International Paper Co., Sr. Unsec’d. Notes	Baa3	9.375%	05/15/19	2,245	3,061,529
Plum Creek Timberlands LP, Gtd. Notes	Baa2	4.700%	03/15/21	2,799	3,111,108

					14,494,263

Pharmaceuticals — 0.2%
Medco Health Solutions, Inc., Sr. Unsec’d. Notes	Baa3	6.125%	03/15/13	5,109	5,166,737

Pipelines — 1.4%
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Sr. Unsec’d. Notes, 144A	Baa1	5.670%	03/05/14	1,700	1,776,925
Enbridge Energy Partners LP, Sr. Unsec’d. Notes	Baa2	9.875%	03/01/19	2,525	3,418,979
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	5.950%	02/01/15	4,250	4,657,367
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	6.625%	10/15/36	993	1,166,003
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	9.000%	04/15/19	2,500	3,296,475
Enterprise Products Operating LLC, Gtd. Notes	Baa2	7.550%	04/15/38	2,072	2,853,749
IFM US Colonial Pipeline 2 LLC, Sr. Sec’d. Notes, 144A	BBB-(d)	6.450%	05/01/21(g)	4,850	5,359,987
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	7.400%	03/15/31	1,850	2,409,475
Spectra Energy Capital LLC, Gtd. Notes	Baa2	5.500%	03/01/14	800	841,530
Tennessee Gas Pipeline Co. LLC, Sr. Unsec’d. Notes	Baa1	8.375%	06/15/32	2,097	3,012,800
TransCanada PipeLines Ltd. (Canada), Sr. Unsec’d. Notes	A3	9.875%	01/01/21	500	739,762
Transportadora de Gas Internacional SA ESP (Colombia), Sr. Unsec’d. Notes, 144A	Baa3	5.700%	03/20/22	900	994,500
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	8.750%	03/15/32	3,735	5,177,207

					35,704,759

Real Estate Investment Trusts — 1.2%
American Tower Corp., Sr. Unsec’d. Notes	Baa3	4.500%	01/15/18	1,749	1,917,278
American Tower Corp., Sr. Unsec’d. Notes	Baa3	4.700%	03/15/22	1,423	1,574,429
American Tower Corp., Sr. Unsec’d. Notes	Baa3	5.050%	09/01/20	3,466	3,886,949
Entertainment Properties Trust, Gtd. Notes	Baa3	7.750%	07/15/20	2,750	3,178,255
Goodman Funding Pty Ltd. (Australia), Gtd. Notes, 144A	Baa2	6.375%	11/12/20	3,600	4,081,626
HCP, Inc., Sr. Unsec’d. Notes	Baa1	6.000%	01/30/17	7,092	8,146,928
Health Care REIT, Inc., Sr. Unsec’d. Notes	Baa2	5.250%	01/15/22	1,397	1,555,625
Kilroy Realty LP, Gtd. Notes	Baa3	6.625%	06/01/20	1,500	1,805,133
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Baa2	3.125%	11/30/15	150	158,135

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Real Estate Investment Trusts (continued)
Weyerhaeuser Co., Sr. Unsec’d. Notes	Ba1	7.375%	10/01/19(a)	$4,230	$5,228,009

					31,532,367

Retail — 0.6%
Family Dollar Stores, Inc., Sr. Unsec’d. Notes	Baa3	5.000%	02/01/21	3,185	3,438,039
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.125%	04/15/17	1,750	1,835,197
QVC, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.375%	10/15/20	10,107	11,245,422

					16,518,658

Savings & Loan — 0.4%
First Niagara Financial Group, Inc., Sub. Notes	Baa3	7.250%	12/15/21	8,150	9,722,290

Semiconductors — 0.4%
KLA-Tencor Corp., Sr. Unsec’d. Notes	Baa1	6.900%	05/01/18	8,936	10,734,263

Software — 0.5%
BMC Software, Inc., Sr. Unsec’d. Notes	Baa2	7.250%	06/01/18	8,750	10,323,215
Dun & Bradstreet Corp. (The), Sr. Unsec’d. Notes	BBB+(d)	3.250%	12/01/17	1,250	1,263,240

					11,586,455

Telecom – Integrated/Services — 0.1%
Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A	A2	3.250%	02/21/23	1,350	1,353,935

Telecommunications — 0.3%
America Movil SAB de CV (Mexico), Sr. Unsec’d. Notes	A2	4.375%	07/16/42	830	862,478
CenturyLink, Inc., Sr. Unsec’d. Notes	Baa3	6.450%	06/15/21	4,486	4,957,026
Telemar Norte Leste SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa3	5.500%	10/23/20	700	728,000

					6,547,504

Transportation — 0.7%
Asciano Finance Ltd. (Australia), Gtd. Notes, 144A	Baa2	4.625%	09/23/20	3,234	3,355,705
Asciano Finance Ltd. (Australia), Gtd. Notes, 144A	Baa2	5.000%	04/07/18	2,025	2,188,290
Kazakhstan Temir Zholy Finance BV (Netherlands), Gtd. Notes, 144A	Baa3	6.950%	07/10/42	1,440	1,810,800
Transnet SOC Ltd. (South Africa), Sr. Unsec’d. Notes, 144A	A3	4.000%	07/26/22	2,375	2,389,844
Viterra, Inc. (Canada), Gtd. Notes, 144A	Baa2	5.950%	08/01/20	8,500	9,201,973

					18,946,612

Transportation – Truck Freight
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Notes, 144A	Baa3	2.500%	07/11/14	950	959,925

TOTAL CORPORATE BONDS (cost $744,768,429)					781,256,617

FOREIGN GOVERNMENT BONDS — 1.6%
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes	Aa2	4.138%	01/03/23	2,300	2,448,350
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	Aa2	5.603%	07/20/20	2,025	2,381,594

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

FOREIGN GOVERNMENT BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Chile Government International Bond (Chile), Sr. Unsec’d. Notes	Aa3	2.250%	10/30/22	$	600	$595,500
Chile Government International Bond (Chile), Sr. Unsec’d. Notes	Aa3	3.625%	10/30/42		600	592,500
Commonwealth of the Bahamas (Bahamas), Sr. Unsec’d. Notes, 144A	Baa1	6.950%	11/20/29		1,650	2,013,000
Croatia Government International Bond (Croatia), Sr. Unsec’d. Notes, 144A	Baa3	6.250%	04/27/17		200	219,300
Federative Republic of Russia (Russia), Sr. Unsec’d. Notes, 144A	Baa1	3.625%	04/29/15		4,300	4,542,950
Government of Aruba (Aruba), Sr. Unsec’d. Notes	A-(d)	4.625%	09/14/23		3,900	3,923,400
Government of the Cayman Islands (Cayman Islands), Sr. Unsec’d. Notes, 144A	Aa3	5.950%	11/24/19		2,550	3,019,200
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	A1	2.875%	11/09/15		3,050	3,179,497
Korea National Oil Corp. (South Korea), Sr. Unsec’d. Notes, 144A	A1	5.375%	07/30/14		1,960	2,082,476
Morocco Government International Bond (Morocco), Sr. Unsec’d. Notes	NR	5.500%	12/11/42		1,400	1,420,059
Panama Government International (Panama), Sr Unsec’d. Notes	Baa2	6.700%	01/26/36		932	1,323,440
Perusahaan Penerbit SBSN (Indonesia), Sr. Unsec’d. Notes, 144A	Baa3	3.300%	11/21/22		2,500	2,593,750
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	Aa2	3.125%	01/20/17		1,200	1,264,200
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	Baa2	5.625%	01/07/41		1,100	1,441,000
Republic of Indonesia (Indonesia), Unsec’d. Notes, 144A	Baa3	5.250%	01/17/42		1,840	2,136,700
Republic of Peru (Peru), Sr. Unsec’d. Notes	Baa2	6.550%	03/14/37		1,250	1,806,250
Slovenia Government International Bond (Slovenia), Sr. Unsec’d. Notes	Baa2	5.500%	10/26/22		3,400	3,570,000
United Mexican States (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	4.750%	03/08/44		900	1,017,000

TOTAL FOREIGN GOVERNMENT BONDS (cost $38,875,880)						41,570,166

MUNICIPAL BONDS — 0.8%
California — 0.1%
Metropolitan Water District of Southern California, Revenue Bonds	Aa1	6.947%	07/01/40		1,405	1,738,772

Georgia — 0.1%
Municipal Electric Authority of Georgia, Revenue Bonds	Baa2	7.055%	04/01/57		2,219	2,479,910

Massachusetts
University of Massachusetts Building Authority, Revenue Bonds	Aa2	6.573%	05/01/39		680	773,323

Nevada — 0.1%
County of Clark NV Airport System Revenue, Revenue Bonds	Aa2	6.881%	07/01/42		1,300	1,502,059

New Jersey
New Jersey Transportation Trust Fund Authority, Revenue Bonds	A1	6.561%	12/15/40		675	895,030

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
New York — 0.2%
City of New York NY, General Obligation Unlimited	Aa2	6.646%	12/01/31	$1,030	$1,266,746
New York City Municipal Water Finance Authority, Revenue Bonds	Aa2	5.790%	06/15/41	1,155	1,322,336
New York City Municipal Water Finance Authority, Revenue Bonds	Aa2	6.124%	06/15/42	425	492,783
New York City Municipal Water Finance Authority, Revenue Bonds	Aa2	6.282%	06/15/42	1,250	1,463,138
New York City Municipal Water Finance Authority, Revenue Bonds	Aa2	6.491%	06/15/42	100	117,469

					4,662,472

Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds	Aa2	6.731%	07/01/43	2,850	3,428,693

Texas — 0.1%
City of Houston TX, General Obligation Ltd.	Aa2	6.290%	03/01/32	500	622,990
Dallas Convention Center Hotel Development Corp., Revenue Bonds	A1	7.088%	01/01/42	1,575	1,893,544

					2,516,534

Washington — 0.1%
Metropolitan Washington Airports Authority, Revenue Bonds	Baa1	7.462%	10/01/46	2,180	2,621,319

TOTAL MUNICIPAL BONDS (cost $19,560,486)					20,618,112

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.9%
Arkle Master Issuer PLC (United Kingdom), Series 2010-1A, Class 2A, 144A	Aaa	1.461%(c)	05/17/60	3,475	3,479,657
Arkle Master Issuer PLC (United Kingdom), Series 2010-2A, Class 1A1, 144A	Aaa	1.711%(c)	05/17/60	1,700	1,712,302
Arkle Master Issuer PLC (United Kingdom), Series 2011-1A, Class 2A, 144A	Aaa	1.561%(c)	05/17/60	2,500	2,515,732
Deutsche Mortgage Securities, Inc., Series 2009-RS2, Class 4A1, 144A	AAA(d)	0.338%(c)	04/26/37(g)	3,350	3,267,803
Fosse Master Issuer PLC (United Kingdom), Series 2012-1A, Class 2A2, 144A	Aaa	1.725%(c)	10/18/54	1,500	1,533,291
Gracechurch Mortgage Financing PLC (United Kingdom), Series 2006-1, Class A6, 144A	Aaa	0.412%(c)	11/20/56	1,087	1,087,286
Gracechurch Mortgage Financing PLC (United Kingdom), Series 2011-1A, Class 2A1, 144A	Aaa	1.862%(c)	11/20/56	3,750	3,824,216
Holmes Master Issuer PLC (United Kingdom), Series 2010-1A, Class A2, 144A	Aaa	1.740%(c)	10/15/54	3,479	3,509,753
Holmes Master Issuer PLC (United Kingdom), Series 2012-1A, Class A2, 144A	Aaa	1.990%(c)	10/15/54	2,500	2,559,525
Permanent Master Issuer PLC (United Kingdom), Series 2010-1A, Class 1A, 144A	Aaa	1.490%(c)	07/15/42	4,700	4,701,480
Sequoia Mortgage Trust, Series 2012-3, Class A1	Aaa	3.500%(c)	07/25/42(g)	1,516	1,599,815
Sequoia Mortgage Trust, Series 2012-4, Class A3	Aaa	2.069%(c)	09/25/42(g)	4,309	4,351,183
Sequoia Mortgage Trust, Series 2012-5, Class A1	Aaa	2.500%(c)	05/25/34(g)	1,494	1,529,564

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Sequoia Mortgage Trust, Series 2012-6, Class A2	Aaa	1.808%(c)	12/25/42(g)	$	4,992	$4,967,258
Silverstone Master Issuer PLC (United Kingdom), Series 2011-1A, Class 1A, 144A	Aaa	1.869%(c)	01/21/55		2,850	2,909,822
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A, 144A	AAA(d)	1.570%(c)	12/25/59(g)		4,364	4,388,540

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $47,641,110)						47,937,227

U.S. GOVERNMENT AGENCY OBLIGATIONS — 28.7%
Federal Home Loan Mortgage Corp.		3.000%	TBA		213,860	223,583,958
Federal Home Loan Mortgage Corp.		3.000%	TBA		63,000	66,150,000
Federal Home Loan Mortgage Corp.		3.500%	TBA		121,000	128,666,487
Federal Home Loan Mortgage Corp.		4.000%	TBA		61,000	65,117,500
Federal Home Loan Mortgage Corp.		5.000%	09/01/20-06/01/26		21,934	23,625,956
Federal Home Loan Mortgage Corp.		5.500%	11/01/35		4,418	4,795,893
Federal National Mortgage Assoc.		3.000%	TBA		29,000	30,386,563
Federal National Mortgage Assoc.		4.500%	TBA		15,000	16,134,375
Federal National Mortgage Assoc.		5.500%	10/01/35-10/01/38		81,396	88,939,901
Federal National Mortgage Assoc.		5.500%	TBA		73,500	79,850,856
Federal National Mortgage Assoc.		6.000%	11/01/36		4,027	4,408,577

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $730,619,378)						731,660,066

U.S. TREASURY OBLIGATIONS — 32.5%
U.S. Treasury Bonds		2.750%	08/15/42		82,111	79,288,434
U.S. Treasury Notes		0.375%	07/31/13		99,055	99,194,271
U.S. Treasury Notes		0.500%	10/15/14		357,854	359,475,436
U.S. Treasury Notes		0.625%	11/30/17(a)		258,183	257,315,763
U.S. Treasury Notes		1.625%	11/15/22(a)		33,529	33,162,260

TOTAL U.S. TREASURY OBLIGATIONS (cost $830,350,275)						828,436,164

					Units
WARRANTS*
Auto Parts & Related
Cooper-Standard Holding, Inc., expiring 11/27/17 (cost $271,993)					6,262	75,175

TOTAL LONG-TERM INVESTMENTS (cost $2,771,016,069)						2,814,377,644

					Shares
SHORT-TERM INVESTMENT — 20.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 20.4%
Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund (cost $518,473,491; includes $172,376,767 of cash collateral for securities on loan)(b)(w)(Note 4)					518,473,491	518,473,491

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL PAPER(n) — 0.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
BP Capital Markets America, Inc.	0.827%	02/11/13	$3,000	$2,999,580
Vodafone Group PLC	1.229%	02/13/13	5,000	4,997,996

TOTAL COMMERCIAL PAPER (cost $7,990,086)				7,997,576

TOTAL SHORT-TERM INVESTMENTS (cost $526,463,577)				526,471,067

TOTAL INVESTMENTS — 131.2% (cost $3,297,479,646)				3,340,848,711
Liabilities in excess of other assets — (31.2)%				(795,281,853)

NET ASSETS — 100.0%				$2,545,566,858

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poors
NASDAQ	National Association of Securities Dealers Automated Quotations
REIT	Real Estate Investment Trust
SLM	Student Loan Mortgage
TBA	To Be Announced

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $168,723,540; cash collateral of $172,376,767 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Warrants	$75,175	$—	$—
Asset-Backed Securities	—	280,060,969	—
Commercial Mortgage-Backed Securities	—	82,763,148	—
Commercial Paper	—	7,997,576	—
Corporate Bonds	—	780,319,492	937,125
Foreign Government Bonds	—	41,570,166	—
Municipal Bonds	—	20,618,112	—
Residential Mortgage-Backed Securities	—	43,548,687	4,388,540
U.S. Government Agency Obligations	—	731,660,066	—
U.S. Treasury Obligations	—	828,436,164	—
Affiliated Money Market Mutual Fund	518,473,491	—	—

Total	$518,548,666	$2,816,974,380	$5,325,665

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Treasury Obligations	32.5%
U.S. Government Agency Obligations	28.7
Affiliated Money Market Mutual Fund (6.8% represents investments purchased with collateral from securities on loan)	20.4
Asset-Backed Securities	11.0
Banking	5.5
Diversified Financial Services	4.1
Commercial Mortgage-Backed Securities	3.3
Oil & Gas	2.3
Metals & Mining	1.9
Residential Mortgage-Backed Securities	1.9
Media	1.7
Foreign Government Bonds	1.6
Pipelines	1.4
Real Estate Investment Trusts	1.2
Electric	1.0
Computers	0.8
Municipal Bonds	0.8
Agriculture	0.8
Transportation	0.7
Chemicals	0.7
Insurance	0.7
Retail	0.6
Commercial Banks	0.6
Paper & Forest Products	0.6
Foods	0.6
Beverages	0.5
Software	0.5
Semiconductors	0.4
Manufacturing	0.4
Savings & Loan	0.4
Commercial Paper	0.3
Commercial Services	0.3

Telecommunications	0.3%
Auto Parts & Equipment	0.3
Oil Field Equipment & Services	0.2
Diversified Operations	0.2
Pharmaceuticals	0.2
Containers & Packaging	0.2
Leisure	0.2
Building Materials	0.2
Hotels & Motels	0.2
Healthcare Services	0.1
Internet	0.1
Household Products/Wares	0.1
Advertising	0.1
Gas Distribution	0.1
Automobile Manufacturers	0.1
Electric – Integrated	0.1
Engineering & Construction	0.1
Aerospace & Defense	0.1
Telecom – Integrated/Services	0.1

131.2
Liabilities in excess of other assets	(31.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$75,175	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants
Equity contracts	$(16,344)

For the year ended December 31, 2012, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $168,723,540:
Unaffiliated investments (cost $2,779,006,155)	$2,822,375,220
Affiliated investments (cost $518,473,491)	518,473,491
Dividends and interest receivable	14,266,537
Receivable for fund share sold	3,405,234
Receivable for investments sold	34,474
Prepaid expenses	17,590

Total Assets	3,358,572,546

LIABILITIES:
Payable for investments purchased	640,020,408
Payable to broker for collateral for securities on loan	172,376,767
Advisory fees payable	464,727
Accrued expenses and other liabilities	120,210
Shareholder servicing fees payable	22,987
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	111

Total Liabilities	813,005,688

NET ASSETS	$2,545,566,858

Net assets were comprised of:
Paid-in capital	$2,409,489,701
Retained earnings	136,077,157

Net assets, December 31, 2012	$2,545,566,858

Net asset value and redemption price per share, $2,545,566,858 / 221,402,675 outstanding shares of beneficial interest	$11.50

STATEMENT OF OPERATIONS
Year Ended December 31, 2012
INCOME
Interest income	$47,132,743
Affiliated dividend income	516,665
Affiliated income from securities lending, net	261,971
Unaffiliated dividend income	9,202

47,920,581

EXPENSES
Advisory fees	17,877,571
Shareholder servicing fees and expenses	2,234,688
Custodian and accounting fees	207,000
Trustees’ fees	32,000
Audit fee	25,000
Insurance expenses	19,000
Legal fees and expenses	14,000
Commitment fee on syndicated credit agreement	12,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Miscellaneous	15,951

Total expenses	20,456,210
Less: advisory fee waivers and/or expense reimbursement	(2,977,032)
Less: shareholder servicing fee waiver	(708,875)

Net expenses	16,770,303

NET INVESTMENT INCOME	31,150,278

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	65,289,128
Short sales transactions	(3,199,402)
Foreign currency transactions	1,597

62,091,323

Net change in unrealized appreciation (depreciation) on investments	32,377,097

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	94,468,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,618,698

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$31,150,278	$24,213,045
Net realized gain on investment and foreign currency transactions	62,091,323	74,552,859
Net change in unrealized appreciation (depreciation) on investments	32,377,097	(6,441,737)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	125,618,698	92,324,167

DISTRIBUTIONS	(81,886,716)	(24,256,784)

FUND SHARE TRANSACTIONS:
Fund share sold [89,522,258 and 190,237,185 shares, respectively]	1,020,188,579	2,106,452,450
Fund share issued in reinvestment of distributions [7,330,950 and 2,227,437 shares, respectively]	81,886,716	24,256,784
Fund share repurchased [48,091,632 and 60,453,428 shares, respectively]	(551,828,733)	(671,155,155)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	550,246,562	1,459,554,079

TOTAL INCREASE IN NET ASSETS	593,978,544	1,527,621,462
NET ASSETS:
Beginning of year	1,951,588,314	423,966,852

End of year	$2,545,566,858	$1,951,588,314

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

CERTIFICATES OF DEPOSIT — 14.2%	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Bank of Montreal	0.210%		01/07/13	$	20,000	$20,000,000
Bank of Nova Scotia Houston	0.339%	(c)	10/16/13		16,000	16,001,390
Bank of Nova Scotia Houston	0.433%	(c)	01/11/13		9,000	8,999,892
Canadian Imperial Bank of Commerce	0.373%	(c)	01/30/13		16,000	16,000,000
Canadian Imperial Bank of Commerce	0.510%		02/12/13		13,550	13,554,410
Chase Bank USA NA	0.220%		03/06/13		20,000	20,000,000
Credit Suisse NY	0.713%	(c)	01/30/13		18,000	18,000,000
Credit Suisse NY	0.815%	(c)	07/25/13		9,000	9,000,000
Deutsche Bank AG	0.210%		01/08/13		23,000	23,000,000
DNB Bank ASA	0.332%		02/08/13		7,000	7,000,528
DNB Nor Bank ASA (New York Branch)	0.230%		03/07/13		9,000	8,999,837
Lloyds TSB Bank PLC	0.710%		01/14/13		4,000	4,000,663
Nordea Bank Finland NY	0.761%	(c)	03/08/13		4,000	4,001,949
Nordea Bank Finland PLC	0.240%		02/05/13		22,000	22,000,000
Rabobank Nederland New York	0.463%	(c)	05/02/13		6,000	5,999,900
Rabobank Nederland New York	0.463%	(c)	05/04/13		7,000	6,999,789
Royal Bank of Canada NY	0.397%	(c)	07/11/13		25,000	25,000,000
Societe Generale	0.240%		01/04/13		20,000	20,000,000
Sumitomo Mitsui Banking Corp.	0.260%		03/12/13		14,000	14,000,000
Svenska Handelsbanken AB	0.245%		01/22/13		7,000	7,000,000
Svenska Handelsbanken AB	0.245%		01/25/13		24,000	24,000,080
Svenska Handelsbanken AB	0.758%	(c)	03/18/13		5,000	5,004,256
Toronto-Dominion Bank	0.314%	(c)	07/26/13		23,000	23,000,000
Westpac Banking Corp.	0.493%	(c)	02/06/13		1,000	1,000,202

TOTAL CERTIFICATES OF DEPOSIT (cost $322,562,896)						322,562,896

COMMERCIAL PAPER — 14.3%
ABN AMRO Funding USA LLC, 144A(n)	0.450%		01/03/13		15,000	14,999,625
ABN AMRO Funding USA LLC, 144A(n)	0.480%		01/16/13		6,000	5,998,800
BASF AG, 144A(n)	0.170%		01/29/13		7,000	6,999,074
BHP Billiton Finance (USA) Ltd., 144A(n)	0.170%		01/29/13		3,000	2,999,603
BHP Billiton Finance (USA) Ltd., 144A(n)	0.170%		01/30/13		10,000	9,998,630
BHP Billiton Finance (USA) Ltd., 144A(n)	0.200%		03/06/13		9,000	8,996,800
Commonwealth Bank of Australia, 144A(n)	0.230%		01/25/13		17,000	16,997,393
Credit Agricole North America, Inc.(n)	0.300%		02/04/13		10,000	9,997,167
DNB Bank ASA, 144A(n)	0.459%		09/20/13		24,000	24,000,000
Electricite de France, 144A(n)	0.430%		01/03/13		7,000	6,999,833
Electricite de France, 144A(n)	0.430%		01/11/13		18,000	17,997,850
GDF Suez, 144A(n)	0.270%		01/14/13		6,000	5,999,415
GDF Suez, 144A(n)	0.270%		01/28/13		17,000	16,996,557
HSBC USA, Inc.(n)	0.260%		02/12/13		21,000	20,993,630
HSBC USA, Inc.(n)	0.260%		02/26/13		10,000	9,995,955
International Bank Reconstruction & Development(n)	0.150%		02/05/13		20,000	19,997,083
International Finance Corp.(n)	0.135%		01/14/13		10,000	9,999,513
International Finance Corp.(n)	0.135%		01/23/13		6,000	5,999,505
International Finance Corp.(n)	0.170%		01/10/13		10,000	9,999,575
JPMorgan Chase & Co.(n)	0.362%		03/11/13		23,000	23,000,000
National Australia Funding Delaware, 144A(n)	0.200%		01/28/13		13,000	12,998,050
Reckitt Benckiser TSY, 144A(n)	0.200%		03/11/13		6,000	5,997,700
Skandinaviska Enskilda Banken AB, 144A(n)	0.245%		01/22/13		6,000	5,999,143
Skandinaviska Enskilda Banken AB, 144A(n)	0.260%		02/19/13		16,000	15,994,338
State Street Corp.(n)	0.200%		03/05/13		22,000	21,992,300
Swedbank AB(n)	0.275%		02/25/13		12,000	11,994,958

TOTAL COMMERCIAL PAPER (cost $323,942,497)						323,942,497

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS — 5.1%	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Australia & New Zealand Banking Group Ltd., Sr. Unsec’d. Notes, 144A	2.400%		02/07/13	$5,000	$5,002,853
Barclays Bank PLC, Sr. Unsec’d. Notes	2.500%		01/23/13	10,000	10,012,941
General Electric Capital Corp., Sr. Unsec’d. Notes	2.800%		01/08/13	2,984	2,985,441
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	0.754%	(c)	10/04/13	3,000	3,009,824
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	0.962%	(c)	02/26/13	4,075	4,079,503
MetLife Institutional Funding II, Sec’d. Notes, 144A	0.605%	(c)	04/03/13	34,000	34,000,000
Toyota Motor Credit Corp., Unsec’d. Notes, MTN	0.311%	(c)	12/09/13	13,000	13,000,000
Toyota Motor Credit Corp., Unsec’d. Notes, MTN	0.505%	(c)	04/03/13	18,000	18,000,000
Wells Fargo & Co., Sr. Unsec’d. Notes	4.375%		01/31/13	24,850	24,927,832

TOTAL CORPORATE BONDS (cost $115,018,394)					115,018,394

REPURCHASE AGREEMENTS(m) — 5.9%
Credit Suisse Securities, 0.240%, dated 11/23/12, due 01/07/13 in the amount of $34,010,200				34,000	34,000,000
Goldman Sachs & Co., 0.250%, dated 11/30/12, due 01/07/13 in the amount of $15,003,958				15,000	15,000,000
Goldman Sachs & Co., 0.260%, dated 11/21/12, due 01/22/13 in the amount of $34,015,224(g)				34,000	34,000,000
JPMorgan Securities & Co., 0.200%, dated 12/13/12, due 01/14/13 in the amount of $20,003,556(g)				20,000	20,000,000
JPMorgan Securities & Co., 0.220%, dated 12/03/12, due 01/03/13 in the amount of $15,002,842				15,000	15,000,000
UBS Securities LLC, 0.250%, dated 12/31/12, due 01/02/13 in the amount of $16,906,235				16,906	16,906,000

TOTAL REPURCHASE AGREEMENTS (cost $134,906,000)					134,906,000

U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS — 53.8%
Federal Farm Credit Bank	0.150%	(c)	09/19/13	12,000	11,999,131
Federal Home Loan Bank	0.090%	(c)	12/11/13	18,500	18,478,282
Federal Home Loan Bank	0.100%	(c)	08/13/13	4,000	3,998,896
Federal Home Loan Bank(n)	0.110%		01/17/13	28,000	27,998,631
Federal Home Loan Bank(n)	0.120%		01/14/13	13,000	12,999,437
Federal Home Loan Bank(n)	0.120%		01/15/13	7,000	6,999,673
Federal Home Loan Bank(n)	0.120%		02/04/13	13,000	12,998,527
Federal Home Loan Bank(n)	0.120%		02/08/13	20,000	19,997,467
Federal Home Loan Bank(n)	0.120%		02/26/13	10,000	9,998,133
Federal Home Loan Bank(n)	0.120%		04/02/13	13,000	12,996,057
Federal Home Loan Bank	0.125%		01/17/13	1,770	1,769,939
Federal Home Loan Bank	0.129%	(c)	09/19/13	30,000	29,994,303
Federal Home Loan Bank(n)	0.130%		01/23/13	8,000	7,999,364
Federal Home Loan Bank(n)	0.130%		02/06/13	20,000	19,997,400
Federal Home Loan Bank(n)	0.130%		02/15/13	10,000	9,998,375
Federal Home Loan Bank(n)	0.135%		01/11/13	17,000	16,999,363
Federal Home Loan Bank(n)	0.138%		01/25/13	17,000	16,998,436
Federal Home Loan Bank(n)	0.138%		02/01/13	14,000	13,998,373
Federal Home Loan Bank(n)	0.138%		02/01/13	14,000	13,998,336
Federal Home Loan Bank(n)	0.139%		01/16/13	27,000	26,998,436

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS (continued)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Federal Home Loan Bank(n)	0.140%		01/11/13	$17,000	$16,999,339
Federal Home Loan Bank(n)	0.140%		01/25/13	26,000	25,997,573
Federal Home Loan Bank(n)	0.140%		03/01/13	32,000	31,993,707
Federal Home Loan Bank(n)	0.140%		03/01/13	13,000	12,997,017
Federal Home Loan Bank(n)	0.145%		01/18/13	11,000	10,999,247
Federal Home Loan Bank(n)	0.150%		01/23/13	26,000	25,997,617
Federal Home Loan Bank(n)	0.150%		02/06/13	14,000	13,997,900
Federal Home Loan Bank(n)	0.150%		02/15/13	10,000	9,998,125
Federal Home Loan Bank(n)	0.150%		02/20/13	10,000	9,997,917
Federal Home Loan Bank	0.154%	(c)	04/04/13	10,000	9,998,729
Federal Home Loan Bank	0.160%		02/08/13	15,000	14,999,149
Federal Home Loan Bank	0.160%	(c)	11/26/13	17,000	16,996,910
Federal Home Loan Bank	0.170%		01/17/13	1,000	999,985
Federal Home Loan Bank	0.175%	(c)	11/13/13	12,000	12,000,000
Federal Home Loan Bank	0.180%	(c)	11/26/13	17,000	17,000,000
Federal Home Loan Bank	0.195%	(c)	04/25/13	17,000	17,000,000
Federal Home Loan Bank	0.210%		01/08/13	11,000	11,000,123
Federal Home Loan Bank	0.375%		01/29/13	1,100	1,100,143
Federal Home Loan Bank	1.500%		01/16/13	10,070	10,075,314
Federal Home Loan Mortgage Corp.(n)	0.120%		01/08/13	16,000	15,999,627
Federal Home Loan Mortgage Corp.(n)	0.120%		01/15/13	28,000	27,998,693
Federal Home Loan Mortgage Corp.(n)	0.130%		02/11/13	13,000	12,998,075
Federal Home Loan Mortgage Corp.(n)	0.130%		02/12/13	16,000	15,997,573
Federal Home Loan Mortgage Corp.(n)	0.140%		01/29/13	10,000	9,998,911
Federal Home Loan Mortgage Corp.(n)	0.140%		02/20/13	17,000	16,996,694
Federal Home Loan Mortgage Corp.(n)	0.150%		01/09/13	28,000	27,999,067
Federal Home Loan Mortgage Corp.(n)	0.150%		02/04/13	14,000	13,998,017
Federal Home Loan Mortgage Corp.(n)	0.150%		02/19/13	14,000	13,997,142
Federal Home Loan Mortgage Corp.(n)	0.150%		02/26/13	16,000	15,996,267
Federal Home Loan Mortgage Corp.(n)	0.150%		03/19/13	10,000	9,996,792
Federal Home Loan Mortgage Corp.(n)	0.150%		03/26/13	27,400	27,390,410
Federal Home Loan Mortgage Corp.(n)	0.150%		03/26/13	16,000	15,994,400
Federal Home Loan Mortgage Corp.(n)	0.150%		04/02/13	19,000	18,992,796
Federal Home Loan Mortgage Corp.	0.151%	(c)	09/13/13	81,000	80,986,018
Federal Home Loan Mortgage Corp.	0.159%	(c)	06/17/13	7,000	7,000,032
Federal Home Loan Mortgage Corp.(n)	0.160%		04/16/13	14,000	13,993,467
Federal Home Loan Mortgage Corp.(n)	0.160%		04/18/13	31,000	30,985,258
Federal Home Loan Mortgage Corp.(n)	0.160%		06/25/13	13,000	12,989,889
Federal Home Loan Mortgage Corp.	0.163%	(c)	05/06/13	5,000	4,999,663
Federal Home Loan Mortgage Corp.	0.164%	(c)	06/03/13	4,000	4,000,009
Federal Home Loan Mortgage Corp.(n)	0.170%		01/03/13	7,600	7,599,928
Federal Home Loan Mortgage Corp.(n)	0.170%		01/07/13	12,000	11,999,660
Federal Home Loan Mortgage Corp.	1.375%		01/09/13	14,000	14,003,560
Federal National Mortgage Assoc.(n)	0.120%		01/14/13	16,000	15,999,307
Federal National Mortgage Assoc.(n)	0.130%		02/19/13	17,000	16,996,992
Federal National Mortgage Assoc.(n)	0.130%		02/19/13	17,000	16,996,760
Federal National Mortgage Assoc.(n)	0.140%		01/14/13	14,000	13,999,292
Federal National Mortgage Assoc.(n)	0.150%		02/13/13	13,000	12,997,671
Federal National Mortgage Assoc.(n)	0.150%		02/14/13	36,000	35,993,400
Federal National Mortgage Assoc.(n)	0.150%		04/01/13	35,000	34,986,875
Federal National Mortgage Assoc.(n)	0.150%		05/01/13	17,000	16,991,500
Federal National Mortgage Assoc.(n)	0.150%		05/01/13	10,000	9,994,667
Federal National Mortgage Assoc.(n)	0.170%		01/23/13	17,000	16,998,234
Federal National Mortgage Assoc.(n)	0.175%		01/09/13	14,000	13,999,456
Federal National Mortgage Assoc.(n)	0.175%		01/09/13	8,500	8,499,660
Federal National Mortgage Assoc.	0.202%	(c)	08/12/13	5,000	5,000,966

TOTAL U.S. GOVERNMENT AGENCY/SUPRA NATIONAL OBLIGATIONS (cost $1,219,732,082)					1,219,732,082

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. TREASURY OBLIGATIONS — 6.1%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Bills(n)	0.108%	01/24/13	$8,000	$7,999,451
U.S. Treasury Bills(n)	0.110%	01/24/13	14,000	13,999,016
U.S. Treasury Bills(n)	0.110%	01/24/13	10,000	9,999,329
U.S. Treasury Bills(n)	0.113%	01/31/13	20,000	19,998,125
U.S. Treasury Bills(n)	0.139%	02/07/13	33,000	32,995,218
U.S. Treasury Notes	1.375%	01/15/13	42,000	42,019,464
U.S. Treasury Notes	2.875%	01/31/13	11,000	11,024,068

TOTAL U.S. TREASURY OBLIGATIONS (cost $138,034,671)				138,034,671

TOTAL INVESTMENTS — 99.4% (cost $2,254,196,540)				2,254,196,540
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%				14,536,452

NET ASSETS — 100.0%				$2,268,732,992

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securites are deemed to be liquid.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(g)	Indicates a security that has been deemed illiquid.

(m)	Repurchase agreements are collateralized by FNMA (coupon rates 3.00%-8.00%, maturity dates 05/01/21-01/01/43), GNMA (coupon rates 3.00%-6.50%, maturity dates 10/20/26-12/20/42), with the aggregate value, including accrued interest, of $137,620,998.

(n)	Rates shown are the effective yields at purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$322,562,896	$—
Commercial Paper	—	323,942,497	—
Corporate Bonds	—	115,018,394	—
Repurchase Agreements	—	134,906,000	—
U.S. Government Agency/Supra National Obligations	—	1,219,732,082	—
U.S. Treasury Obligations	—	138,034,671	—

Total	$—	$2,254,196,540	$—

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Government Agency/Supra National Obligations	53.8%
Commercial Paper	14.3
Certficate of Deposit	14.2
U.S. Treasury Obligations	6.1
Repurchase Agreements	5.9
Corporate Bonds	5.1

99.4
Other assets in excess of liabilities	0.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $2,254,196,540)	$2,254,196,540
Cash	51
Receivable for fund share sold	13,116,398
Interest receivable	1,638,663
Prepaid expenses	35,893

Total Assets	2,268,987,545

LIABILITIES:
Accrued expenses and other liabilities	121,738
Advisory fees payable	58,133
Payable for fund share repurchased	51,470
Shareholder servicing fees payable	22,734
Affiliated transfer agent fee payable	478

Total Liabilities	254,553

NET ASSETS	$2,268,732,992

Net assets were comprised of:
Paid-in capital	$2,268,233,317
Retained earnings	499,675

Net assets, December 31, 2012	$2,268,732,992

Net asset value and redemption price per share, $2,268,732,992 / 2,268,255,770 outstanding shares of beneficial interest	$1.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$6,817,948

EXPENSES
Advisory fees	15,441,318
Shareholder servicing fees and expenses	3,088,272
Custodian and accounting fees	221,000
Trustees’ fees	40,000
Insurance expenses	37,000
Audit fee	23,000
Legal fees and expenses	16,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	5,000
Miscellaneous	25,634

Total expenses	18,906,224
Less: advisory fee waivers and/or expense reimbursement	(11,353,241)
Less: shareholder servicing fee waiver	(1,050,309)

Net expenses	6,502,674

NET INVESTMENT INCOME	315,274

NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	74,378

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$389,652

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$315,274	$636,235
Net realized gain on investment transactions	74,378	123,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	389,652	759,980

DISTRIBUTIONS	(315,343)	(635,559)

FUND SHARE TRANSACTIONS:
Fund share sold [2,505,012,163 and 5,674,983,351 shares, respectively]	2,505,012,163	5,674,983,352
Fund share issued in reinvestment/payment of distributions [310,147 and 630,053 shares, respectively]	310,147	630,053
Fund share repurchased [2,953,861,857 and 6,176,399,052 shares, respectively]	(2,953,861,858)	(6,176,399,052)

NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(448,539,548)	(500,785,647)

TOTAL DECREASE IN NET ASSETS	(448,465,239)	(500,661,226)
NET ASSETS:
Beginning of year	2,717,198,231	3,217,859,457

End of year	$2,268,732,992	$2,717,198,231

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST NEUBERGER BERMAN CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 87.1% COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.4%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-3, Class A4	Aa3	5.592%	(c)	06/10/49	$2,500	$2,897,835
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4	Aaa	5.322%		12/11/49	2,000	2,294,220
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B	Aa1	6.006%	(c)	12/10/49	1,165	1,388,709
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3	Aaa	5.467%		09/15/39	2,490	2,826,942
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4	Aaa	5.444%		03/10/39	2,000	2,303,442
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4	BBB+(d)	5.736%		12/10/49	2,000	2,357,608
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4	A1	5.791%	(c)	08/10/45	2,500	2,882,265
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4	Aaa	5.814%	(c)	06/12/43	2,500	2,852,757
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3	Aa3	5.336%		05/15/47	2,000	2,287,966
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4	Aaa	5.440%		06/12/47	2,500	2,877,385
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4	Aa2	5.726%	(c)	02/12/49	2,500	2,931,947
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4	A3	5.812%	(c)	06/15/49	2,000	2,332,300
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4	Aaa	5.882%	(c)	02/15/51	2,600	3,066,713
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3	Aaa	5.420%		01/15/49	2,500	2,891,515
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	Aaa	5.172%	(c)	12/12/49	2,500	2,844,543
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4	Aa2	5.378%		08/12/48	2,500	2,861,205
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4	Aa3	5.741%	(c)	06/12/50	3,000	3,436,812
Morgan Stanley Capital I, Inc., Series 2007-IQ13, Class A4	AAA(d)	5.364%		03/15/44	1,150	1,326,075
Morgan Stanley Capital I, Inc., Series 2007-IQ16, Class A4	AA+(d)	5.809%		12/12/49	1,000	1,187,670
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3	A1	5.737%	(c)	06/15/49	3,186	3,713,149

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $47,925,617)						51,561,058

CORPORATE BONDS — 24.2%
Aerospace & Defense — 0.5%
L-3 Communications Corp., Gtd. Notes	Baa3	3.950%		11/15/16	1,830	1,978,717
Raytheon Co., Sr. Unsec’d. Notes	A3	2.500%		12/15/22	1,360	1,341,534

						3,320,251

Agriculture — 0.6%
Lorillard Tobacco Co., Gtd. Notes	Baa2	2.300%		08/21/17	835	844,320
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%		06/23/19	2,410	3,075,227

						3,919,547

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Airlines — 0.2%
Continental Airlines 2012-2 Class A Pass-Through Certificates, Pass-Through Certificates	Baa2	4.000%	10/29/24	$	1,300	$1,366,625

Auto Manufacturers — 0.3%
Volkswagen International Finance NV (Netherlands), Gtd. Notes, 144A	A3	1.150%	11/20/15(a)		1,580	1,582,185

Banking — 3.6%
Bank of America Corp., Sr. Notes	Baa2	1.500%	10/09/15		2,455	2,467,552
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN	AA2	0.800%	11/06/15(a)		1,620	1,617,682
BB&T Corp., Sr. Unsec’d. Notes, MTN	A2	1.600%	08/15/17		1,660	1,679,933
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	2.650%	03/02/15		1,570	1,616,733
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	3.300%	05/03/15		2,595	2,704,657
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.750%	10/01/37		1,075	1,218,326
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	2.000%	08/15/17(a)		935	952,975
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	3.450%	03/01/16		1,890	2,007,201
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%	09/23/19		1,600	1,809,568
National Bank of Canada (Canada), Bank Gtd. Notes, MTN	AA2	1.450%	11/07/17		1,570	1,571,749
UnionBanCal Corp., Sr. Unsec’d. Notes	A3	3.500%	06/18/22		735	775,232
US Bancorp, Sub. Notes, MTN	A2	2.950%	07/15/22		2,220	2,242,702
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	1.500%	01/16/18		1,405	1,407,304

						22,071,614

Beverages — 1.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	2.500%	07/15/22		1,970	1,982,332
Anheuser-Busch Inbev Worldwide, Inc., Gtd. Notes	A3	3.750%	07/15/42		730	733,375
Heineken NV (Netherlands), Sr. Notes, 144A	Baa1	1.400%	10/01/17		345	343,958
Heineken NV (Netherlands), Sr. Unsec’d. Notes, 144A	Baa1	3.400%	04/01/22		1,170	1,220,390
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	2.950%	01/15/17		755	794,053
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	5.500%	01/15/42		1,485	1,730,558
SABMiller Holdings, Inc., Gtd. Notes, 144A	Baa1	3.750%	01/15/22		1,825	1,970,692

						8,775,358

Chemicals — 0.3%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	4.375%	11/15/42		1,765	1,753,552

Commercial Services — 0.4%
ERAC USA Finance LLC, Gtd. Notes, 144A	Baa1	7.000%	10/15/37		2,065	2,622,197

Computers — 0.8%
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	2.350%	03/15/15		2,200	2,209,797
Hewlett-Packard Co., Sr. Unsec’d. Notes	Baa1	2.600%	09/15/17(a)		1,220	1,188,470
Hewlett-Packard Co., Sr. Unsec’d. Notes	A2	4.650%	12/09/21(a)		850	853,307
NetApp, Inc., Sr. Unsec’d. Notes	Baa1	2.000%	12/15/17		955	951,596

						5,203,170

Diversified Financial Services — 2.2%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	3.000%	06/12/17(a)		590	606,181
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	4.250%	09/20/22		1,390	1,469,765

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Diversified Financial Services (continued)
General Electric Capital Corp., Sr. Sec’d. Notes	Aa3	1.000%	12/11/15	$	1,345	$1,350,412
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	3.150%	09/07/22		2,470	2,523,582
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	2.300%	04/27/17		2,670	2,768,472
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A	Baa1	1.150%	09/15/15		1,505	1,508,951
John Deere Capital Corp., Sr. Notes	A2	1.700%	01/15/20		680	673,035
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	Aa3	1.250%	10/05/17		2,685	2,704,098

						13,604,496

Diversified Manufacturing — 0.2%
General Electric Co., Sr. Unsec’d. Notes	Aa3	2.700%	10/09/22		1,005	1,024,404

Electric — 2.2%
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	4.050%	09/15/42		1,675	1,653,800
Duke Energy Corp., Sr. Unsec’d. Notes	Baa2	1.625%	08/15/17		1,110	1,117,329
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	4.000%	10/01/20		3,395	3,568,916
Georgia Power Co., Sr. Unsec’d. Notes	A3	4.300%	03/15/42		1,100	1,153,761
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	4.450%	04/15/42		1,335	1,425,071
PPL Capital Funding, Inc., Gtd. Notes	Baa3	3.500%	12/01/22		1,660	1,689,709
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	3.150%	04/01/22		1,060	1,073,066
Public Service Co. of Colorado, First Mortgage	A2	2.250%	09/15/22		1,680	1,667,496

						13,349,148

Electronic Components & Equipment — 0.2%
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	Baa1	1.850%	01/15/18		945	957,940

Foods — 0.3%
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	5.000%	06/04/42		1,425	1,602,411

Healthcare Services — 0.3%
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	2.750%	02/15/23		430	433,868
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	1.875%	01/15/18		1,335	1,351,579

						1,785,447

Insurance — 0.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	4.125%	11/15/42(a)		685	679,262

Media — 2.0%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	2.400%	03/15/17		2,800	2,868,088
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	6.000%	08/15/40		1,800	1,997,244
Time Warner Cable, Inc., Gtd. Notes	Baa2	4.125%	02/15/21		625	684,453
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.500%	09/01/41		1,560	1,735,759
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.750%	07/01/18		1,935	2,417,169
Time Warner, Inc., Gtd. Notes	Baa2	6.100%	07/15/40		1,165	1,410,486
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN	A2	3.700%	12/01/42		960	961,013

						12,074,212

Metals & Mining — 0.2%
Rio Tinto Finance USA PLC (United Kingdom), Gtd. Notes	A3	2.875%	08/21/22		1,165	1,172,703

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Multimedia — 0.4%
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.450%	01/15/43	$	905	$916,436
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	6.400%	04/30/40		1,205	1,546,154

						2,462,590

Office Equipment & Supplies — 0.2%
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.500%	05/15/21		1,020	1,080,024

Oil & Gas — 1.5%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	5.950%	09/15/16		2,225	2,561,266
Apache Corp., Sr. Unsec’d. Notes	A3	4.250%	01/15/44		1,660	1,695,982
Apache Corp., Sr. Unsec’d. Notes	A3	4.750%	04/15/43		625	680,379
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	1.375%	11/06/17		1,635	1,636,442
Marathon Oil Corp., Sr. Unsec’d. Notes	Baa2	2.800%	11/01/22		1,120	1,126,939
Suncor Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.500%	06/15/38		1,070	1,427,161

						9,128,169

Pharmaceuticals — 1.9%
AbbVie, Inc., Gtd. Notes, 144A	Baa1	1.200%	11/06/15		4,310	4,338,795
AbbVie, Inc., Gtd. Notes, 144A	Baa1	4.400%	11/06/42		1,315	1,398,021
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	1.950%	09/18/19		375	380,061
Express Scripts Holding Co., Gtd. Notes, 144A	Baa3	2.650%	02/15/17		3,450	3,585,892
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	1.625%	03/17/17		1,610	1,633,265

						11,336,034

Real Estate Investment Trusts — 0.3%
Health Care REIT, Inc., Sr. Unsec’d. Notes	Baa2	2.250%	03/15/18		955	954,196
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Baa2	2.000%	02/15/18		830	830,536

						1,784,732

Retail — 0.4%
Amazon.com, Inc., Sr. Unsec’d. Notes	Baa1	1.200%	11/29/17		670	666,318
Walgreen Co., Sr. Unsec’d. Notes	Baa1	3.100%	09/15/22		1,555	1,568,482

						2,234,800

Semiconductors — 0.6%
Intel Corp., Sr. Unsec’d. Notes	A1	1.350%	12/15/17		3,525	3,523,981

Software — 0.3%
Oracle Corp., Sr. Unsec’d. Notes	A1	1.200%	10/15/17		1,955	1,960,802

Telecommunications — 2.4%
America Movil SAB de CV (Mexico), Sr. Unsec’d. Notes	A2	3.125%	07/16/22		825	838,570
AT&T, Inc., Sr. Unsec’d. Notes	A2	0.800%	12/01/15		2,020	2,019,941
AT&T, Inc., Sr. Unsec’d. Notes	A2	1.400%	12/01/17		785	785,148
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.550%	02/15/39		1,725	2,266,845
Qwest Corp., Sr. Unsec’d. Notes	Baa3	6.750%	12/01/21		3,340	3,914,370
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A3	2.125%	05/01/18		1,120	1,126,124
Telefonaktiebolaget LM Ericsson (Sweden), Sr. Unsec’d. Notes	A3	4.125%	05/15/22		1,995	2,073,394
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	3.850%	11/01/42		1,650	1,622,886

						14,647,278

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Tobacco — 0.3%
Altria Group, Inc., Gtd. Notes	Baa1	2.850%	08/09/22	$	1,070	$1,058,796
Reynolds American, Inc., Gtd. Notes	Baa2	3.250%	11/01/22		955	959,293

						2,018,089

Transportation — 0.1%
CSX Corp., Sr. Unsec’d. Notes	Baa2	4.100%	03/15/44		745	735,420

TOTAL CORPORATE BONDS (cost $144,379,190)						147,776,441

U.S. GOVERNMENT AGENCY OBLIGATIONS — 31.4%
Federal Farm Credit Banks		1.460%	11/19/19		2,695	2,677,930
Federal Home Loan Bank		5.500%	07/15/36		2,515	3,460,459
Federal Home Loan Mortgage Corp.		3.500%	01/01/41-06/01/42		8,215	8,752,442
Federal Home Loan Mortgage Corp.		3.500%	TBA		26,580	28,264,093
Federal Home Loan Mortgage Corp.		4.000%	10/01/40-10/01/41		9,272	9,909,355
Federal Home Loan Mortgage Corp.		4.000%	TBA		10,490	11,198,075
Federal Home Loan Mortgage Corp.		4.500%	11/01/39		2,402	2,577,393
Federal Home Loan Mortgage Corp.		5.000%	04/01/40-12/01/41		10,730	11,687,639
Federal Home Loan Mortgage Corp.		5.500%	03/01/28-08/01/40		19,153	20,702,566
Federal Home Loan Mortgage Corp.		6.000%	09/01/13-05/01/40		4,317	4,698,470
Federal National Mortgage Assoc		1.500%	10/23/19		1,740	1,740,612
Federal National Mortgage Assoc.		1.550%	10/29/19		6,000	5,957,999
Federal National Mortgage Assoc.		1.600%	12/24/20		4,425	4,396,738
Federal National Mortgage Assoc.		3.000%	TBA		5,520	5,783,925
Federal National Mortgage Assoc.		3.500%	TBA		15,870	16,919,528
Federal National Mortgage Assoc.		4.000%	05/01/30-11/01/42		10,540	11,328,083
Federal National Mortgage Assoc.		4.000%	TBA		15,245	16,340,734
Federal National Mortgage Assoc.		4.500%	10/01/40-11/01/41		11,711	12,736,834
Federal National Mortgage Assoc.		5.000%	09/01/33		551	599,994
Federal National Mortgage Assoc.		5.500%	12/01/36-09/01/40		5,787	6,312,250
Federal National Mortgage Assoc.		6.000%	10/01/37-09/01/40		5,130	5,606,981

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $190,284,991)						191,652,100

U.S. TREASURY OBLIGATIONS — 23.1%
U.S. Treasury Bonds		4.500%	02/15/36		5,390	7,093,747
U.S. Treasury Bonds		5.500%	08/15/28		10,050	14,203,474
U.S. Treasury Bonds		6.875%	08/15/25		12,545	19,321,257
U.S. Treasury Inflationary Indexed Bonds, TIPS		1.125%	01/15/21		4,280	5,315,793
U.S. Treasury Inflationary Indexed Bonds, TIPS		1.625%	01/15/15		8,255	10,624,772
U.S. Treasury Inflationary Indexed Bonds, TIPS		2.000%	01/15/26		9,300	14,214,160
U.S. Treasury Inflationary Indexed Bonds, TIPS		2.375%	01/15/17-01/15/25		14,180	19,099,426
U.S. Treasury Inflationary Indexed Bonds, TIPS		3.875%	04/15/29		925	2,157,363
U.S. Treasury Notes		1.000%	01/15/14		10,000	10,083,590
U.S. Treasury Notes		3.250%	03/31/17		705	783,982
U.S. Treasury Notes		3.625%	08/15/19		32,665	38,036,857

TOTAL U.S. TREASURY OBLIGATIONS (cost $140,692,442)						140,934,421

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

		Value (Note 2)

TOTAL LONG-TERM INVESTMENTS (cost $523,282,240)		$531,924,020

	Shares
SHORT-TERM INVESTMENT — 14.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $89,140,268; includes $6,902,399 of cash collateral for securities on loan)(b)(w)(Note 4)	89,140,268	89,140,268

TOTAL INVESTMENTS — 101.7% (cost $612,422,508)		621,064,288
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (1.7)%		(10,430,626)

NET ASSETS — 100.0%		$610,633,662

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
MTN	Medium Term Note
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,748,674; cash collateral of $6,902,399 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation(1)
Long Position:
69	2 Year U.S. Treasury Notes	Mar. 2013	$15,212,344	$15,212,344	$—

Short Positions:
229	5 Year U.S. Treasury Notes	Mar. 2013	28,499,766	28,490,820	8,946
43	10 Year U.S. Treasury Notes	Mar. 2013	5,711,609	5,709,594	2,015
72	30 Year U.S. Treasury Bonds	Mar. 2013	10,649,250	10,620,000	29,250

					$40,211

(1)	Cash of $358,290 has been segregated to cover requirement for open futures contracts as of December 31, 2012.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Commercial Mortgage-Backed
Securities	$—	$51,561,058	$—
Corporate Bonds	—	147,776,441	—
U.S. Government Agency Obligations	—	191,652,100	—
U.S. Treasury Obligations	—	140,934,421	—
Affiliated Money Market Mutual Fund	89,140,268	—	—
Other Financial Instruments*
Futures	40,211	—	—

Total	$89,180,479	$531,924,020	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Government Agency Obligations	31.4%
U.S. Treasury Obligations	23.1
Affiliated Money Market Mutual Fund (1.1% represents investments purchased with collateral from securities on loan)	14.6
Commercial Mortgage-Backed Securities	8.4
Banking	3.6
Telecommunications	2.4
Diversified Financial Services	2.2
Electric	2.2
Media	2.0
Pharmaceuticals	1.9
Oil & Gas	1.5
Beverages	1.4
Computers	0.8
Agriculture	0.6
Semiconductors	0.6
Aerospace & Defense	0.5
Commercial Services	0.4
Multimedia	0.4
Retail	0.4
Tobacco	0.3
Software	0.3
Healthcare Services	0.3
Real Estate Investment Trusts	0.3
Chemicals	0.3
Foods	0.3
Auto Manufacturers	0.3
Airlines	0.2
Metals & Mining	0.2
Office Equipment & Supplies	0.2
Diversified Manufacturing	0.2
Electronic Components & Equipment	0.2
Transportation	0.1
Insurance	0.1

101.7
Liabilities in excess of other assets	(1.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$40,211	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,290,757)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$325,953

For the year ended December 31, 2012, the Portfolio’s average value at trade date for futures long position was $18,706,262 and the average value at trade date for futures short position was $59,578,323.

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST NEUBERGER BERMAN CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

Investments at value, including securities on loan of $6,748,674:
Unaffiliated investments (cost $523,282,240)	$531,924,020
Affiliated investments (cost $89,140,268)	89,140,268
Deposit with broker	358,290
Receivable for investments sold	153,457,526
Dividends and interest receivable	3,486,178
Receivable for fund share sold	836,499
Due from broker-varation margin	66,813
Prepaid expenses	6,468

Total Assets	779,276,062

LIABILITIES:
Payable for investments purchased	161,506,993
Payable to broker for collateral for securities on loan	6,902,399
Advisory fees payable	151,929
Accrued expenses and other liabilities	73,069
Shareholder servicing fees payable	7,532
Affiliated transfer agent fee payable	478

Total Liabilities	168,642,400

NET ASSETS	$610,633,662

Net assets were comprised of:
Paid-in capital	$557,799,798
Retained earnings	52,833,864

Net assets, December 31, 2012	$610,633,662

Net asset value and redemption price per share, $610,633,662 / 57,651,139 outstanding shares of beneficial interest	$10.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$19,554,194
Affiliated dividend income	291,933
Affiliated income from securities lending, net	13,289

19,859,416

EXPENSES
Advisory fees	6,905,676
Shareholder servicing fees and expenses	986,517
Custodian and accounting fees	97,000
Audit fee	37,000
Trustees’ fees	20,000
Legal fees and expenses	12,000
Insurance expenses	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	5,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 7)	454
Miscellaneous	7,669

Total expenses	8,093,316
Less: advisory fee waivers and/or expense reimbursement	(121,694)
Less: shareholder servicing fee waiver	(209,607)

Net expenses	7,762,015

NET INVESTMENT INCOME	12,097,401

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	33,347,303
Futures transactions	(1,290,757)
Foreign currency transactions	(346)

32,056,200

Net change in unrealized appreciation (depreciation) on:
Investments	2,204,800
Futures	325,953

2,530,753

NET GAIN ON INVESTMENTS	34,586,953

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,684,354

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	October 17, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$12,097,401	$2,336,606
Net realized gain on investment and foreign currency transactions	32,056,200	601,502
Net change in unrealized appreciation (depreciation) on investments	2,530,753	6,151,238

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	46,684,354	9,089,346

DISTRIBUTIONS	(2,939,836)	—

FUND SHARE TRANSACTIONS:
Fund share sold [45,261,835 and 97,112,835 shares, respectively]	470,241,027	973,898,892
Fund share issued in reinvestment of distributions [284,317 and 0 shares]	2,939,836	—
Fund share repurchased [76,170,279 and 8,837,569 shares]	(800,810,774)	(88,469,183)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(327,629,911)	885,429,709

TOTAL INCREASE (DECREASE) IN NET ASSETS	(283,885,393)	894,519,055
NET ASSETS:
Beginning of period	894,519,055	—

End of period	$610,633,662	$894,519,055

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST PRUDENTIAL CORE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 86.4% ASSET-BACKED SECURITIES — 7.2%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Non-Residential Mortgage-Backed Securities — 4.3%
AIMCO CDO (Cayman Islands), Series 2005-AA, Class A1B, 144A	Aaa	0.569%	(c)	10/20/19		$5,015	$4,884,691
American Express Credit Account Master Trust, Series 2012-4, Class C, 144A	AA-(d)	1.009%	(c)	05/15/20		8,400	8,401,403
AMMC CLO VI Ltd. (Cayman Islands), Series 2006-6A, Class 1A, 144A	Aaa	0.537%	(c)	05/03/18		765	755,398
ARES Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Series 2005-2A, Class A2, 144A	Aaa	0.574%	(c)	01/26/20		2,957	2,894,448
Argent Securities, Inc., Series 2001-W10, Class A2	Aaa	0.990%	(c)	10/25/34		1,442	1,354,857
Argent Securities, Inc., Series 2003-W10, Class M1	Ba1	1.290%	(c)	01/25/34		2,597	2,408,870
Avoca CLO I BV (Ireland), Series II-A, Class A1, 144A	Aaa	1.119%	(c)	01/15/20	EUR	3,120	4,018,771
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.959%	(c)	03/15/16		9,600	9,935,443
Bank One Issuance Trust, Series 2003-C3, Class C3	Baa2	4.770%		02/16/16		10,000	10,178,430
Battalion CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1, 144A	AAA(d)	1.537%	(c)	11/15/19		1,750	1,743,572
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	Aaa	0.575%	(c)	04/25/19		4,559	4,455,061
Citibank Credit Card Issuance Trust, Series 2003-C4, Class C4	Baa2	5.000%		06/10/15		5,000	5,090,950
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	Baa2	0.681%	(c)	03/24/17		8,600	8,534,743
Eagle Creek CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1, 144A	Aaa	0.552%	(c)	02/28/18		1,500	1,465,362
Fraser Sullivan CLO Ltd. (Cayman Islands), Series 2006-1A, Class B, 144A	Aa1	0.778%	(c)	03/15/20		3,000	2,873,259
Fraser Sullivan CLO Ltd. (Cayman Islands), Series 2011-6A, Class A1, 144A	Aaa	1.961%	(c)	11/22/22		250	251,700
GE Capital Credit Card Master Note Trust, Series 2011-2, Class B	A2	1.209%	(c)	05/15/19		6,575	6,625,871
Gulf Stream - Sextant CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1A, 144A	Aaa	0.542%	(c)	08/21/20		1,420	1,403,034
Katonah VII CLO Ltd. (Cayman Islands), Series 7A, Class A1, 144A	Aaa	0.570%	(c)	11/15/17		1,427	1,410,000
Lafayette CLO Ltd. (Cayman Islands), Series 2012-1A, Class A, 144A	AAA(d)	1.750%	(c)	09/06/22		3,725	3,723,245
Landmark IX CDO Ltd. (Cayman Islands), Series 2007-9A, Class A1, 144A	Aaa	0.555%	(c)	04/15/21		6,750	6,621,554
LCM III LP (Cayman Islands), Series 3A, Class A, 144A	Aaa	0.571%	(c)	06/01/17		2,959	2,911,743
Lightpoint CLO Ltd. (Cayman Islands), Series 2005-3A, Class A1A, 144A	Aaa	0.568%	(c)	09/15/17		4,228	4,156,211
Lightpoint Pan-European CLO PLC (Ireland), Series 2006-1A, Class A, 144A	Aaa	0.446%	(c)	01/31/22	EUR	5,640	7,165,749
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	Aaa	2.003%	(c)	05/18/23		2,450	2,457,247
MBNA Credit Card Master Note Trust, Series 2003-C7, Class C7	A3	1.559%	(c)	03/15/16		14,090	14,176,597
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	A3	1.109%	(c)	11/15/16		1,500	1,505,858

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Non-Residential Mortgage-Backed Securities (continued)
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	Aaa	1.791%	(c)	11/22/23	$	9,800	$9,812,573
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class B, 144A	AA(d)	2.511%	(c)	11/22/23		4,300	4,250,933
Sierra Receivables Funding Co LLC, Series 2012-3A, Class A, 144A	A+(d)	1.870%		08/20/29		4,610	4,600,132
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	AA(d)	2.961%	(c)	08/17/22		2,000	2,005,562
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	AA(d)	3.084%	(c)	10/20/23		2,150	2,185,909
Stanfield Azure CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	Aaa	0.572%	(c)	05/27/20		9,063	8,850,122
SVO VOI Mortgage Corp., Series 2012-AA, Class A, 144A	A+(d)	2.000%		09/20/29		4,676	4,675,696
Trimaran CLO VI Delaware Corp. (Cayman Islands), Series 2006-2A, Class A1L, 144A	Aaa	0.563%	(c)	11/01/18		10,500	10,363,521

							168,148,515

Residential Mortgage-Backed Securities — 2.9%
ACE Securities Corp., Series 2003-OP1, Class M1	Ba3	1.260%	(c)	12/25/33		686	651,113
ACE Securities Corp., Series 2004-IN1, Class A1	Aa2	0.530%	(c)	05/25/34		1,261	1,119,456
ACE Securities Corp., Series 2004-OP1, Class M1	Ba3	0.990%	(c)	04/25/34		929	821,827
Ameriquest Mortgage Securities, Inc., Series 2003-1, Class M1	B1	1.560%	(c)	02/25/33		1,147	1,075,751
Ameriquest Mortgage Securities, Inc., Series 2004-R1, Class A2	A1	0.810%	(c)	02/25/34		414	390,304
Asset Backed Funding Certificates Trust, Series 2004-OPT2, Class M1	Caa1	1.035%	(c)	08/25/33		934	863,082
Asset Backed Funding Certificates Trust, Series 2004-OPT5, Class A1	BBB+(d)	0.910%	(c)	06/25/34		1,110	1,020,736
Asset Backed Securities Corp. Home Equity, Series 2003-HE1, Class M2	Aa1	3.734%	(c)	01/15/33		1,614	1,634,026
Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M1	Ba2	1.184%	(c)	12/15/33		1,765	1,630,727
Asset Backed Securities Corp. Home Equity, Series 2004-HE2, Class M1	Ba3	1.035%	(c)	04/25/34		7,011	6,274,124
Asset Backed Securities Corp. Home Equity, Series 2004-HE3, Class M1	Ba1	1.020%	(c)	06/25/34		4,283	3,815,223
Asset Backed Securities Corp. Home Equity, Series 2004-HE5, Class M1	Baa3	1.110%	(c)	08/25/34		4,784	4,418,069
Bear Stearns Asset Backed Securities Trust, Series 2003-2, Class A3	A3	0.960%	(c)	03/25/43		1,592	1,538,604
Bear Stearns Asset Backed Securities Trust, Series 2004-HE5, Class M1	Baa3	1.065%	(c)	07/25/34		3,024	2,628,185
Bear Stearns Asset Backed Securities Trust, Series 2005-SD3, Class 1A	BBB-(d)	0.700%	(c)	07/25/35		4,975	4,797,663
Bear Stearns Asset Backed Securities Trust, Series 2006-SD2, Class A1	A+(d)	0.590%	(c)	06/25/36		4,692	4,158,980
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class M1	Aa3	1.035%	(c)	10/25/34		5,630	5,537,325
Countrywide Asset-Backed Certificates, Series 2004-BC1, Class M1	Baa3	0.960%	(c)	02/25/34		4,067	3,721,135
Countrywide Asset-Backed Certificates, Series 2004-BC4, Class M1	B+(d)	1.260%	(c)	11/25/34		6,250	5,382,556

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Residential Mortgage-Backed Securities (continued)
Countrywide Asset-Backed Certificates, Series 2004-SD1, Class A1, 144A	A1	0.890%	(c)	06/25/33	$	1,971	$1,909,225
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class A6	Baa2	5.372%		05/25/35		953	966,344
Equifirst Mortgage Loan Trust, Series 2004-3, Class M2	A1	0.810%	(c)	12/25/34		3,000	2,812,134
Home Equity Asset Trust, Series 2005-9, Class 2A4	Ba2	0.550%	(c)	04/25/36		4,375	3,999,323
HSBC Home Equity Loan Trust, Series 2005-2, Class M2	Aa1	0.701%	(c)	01/20/35		3,140	2,987,821
HSBC Home Equity Loan Trust, Series 2006-1, Class A2	Aaa	0.391%	(c)	01/20/36		5,378	5,194,257
HSBC Home Equity Loan Trust, Series 2007-2, Class M1	Baa2	0.521%	(c)	07/20/36		3,560	2,789,381
MASTR Asset Backed Securities Trust, Series 2004-HE1, Class M2	Aa3	0.940%	(c)	09/25/34		4,000	3,723,860
MASTR Asset Backed Securities Trust, Series 2004-WMC2, Class M1	Baa2	1.110%	(c)	04/25/34		4,065	3,661,786
MASTR Asset Backed Securities Trust, Series 2005-NC1, Class M1	Aa1	0.930%	(c)	12/25/34		4,531	4,349,711
Merrill Lynch Mortgage Investors, Inc., Series WMC3, Class M2	B1	2.055%	(c)	01/25/35		1,700	1,569,318
Merrill Lynch Mortgage Investors, Inc., Series WMC3, Class M3	B2	2.685%	(c)	06/25/34		1,823	1,767,448
Morgan Stanley ABS Capital I, Series 2003-NC6, Class M1	Ba3	1.410%	(c)	06/25/33		778	724,737
Morgan Stanley ABS Capital I, Series 2004-HE1, Class A4	AAA(d)	0.950%	(c)	01/25/34		1,566	1,489,862
Morgan Stanley ABS Capital I, Series 2004-HE3, Class M1	BB-(d)	1.065%	(c)	03/25/34		8,181	7,296,078
Morgan Stanley ABS Capital I, Series NC10, Class M1	B2	1.230%	(c)	10/25/33		420	376,794
Morgan Stanley Dean Witter Capital I, Series 2003-NC1, Class M1	B3	1.785%	(c)	11/25/32		1,652	1,525,674
Option One Mortgage Loan Trust, Series 2003-3, Class A4, 144A	Baa3	1.150%	(c)	06/25/33		885	825,000
Option One Mortgage Loan Trust, Series 2003-5, Class A2	Baa3	0.850%	(c)	08/25/33		1,950	1,718,717
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	A2	0.710%	(c)	12/25/33		907	862,199
Saxon Asset Securities Trust, Series 2004-1, Class A	Aaa	0.750%	(c)	03/25/35		405	329,648
Securitized Asset Backed Receivables LLC, Series 2004-OP1, Class M1	Ba3	0.975%	(c)	02/25/34		7,053	6,342,992
Structured Asset Investment Loan Trust, Series 2004-07, Class A7	AAA(d)	1.050%	(c)	08/25/34		2,107	2,028,801
Structured Asset Investment Loan Trust, Series 2004-11, Class A4	A3	1.110%	(c)	01/25/35		1,005	994,844

							111,724,840

TOTAL ASSET-BACKED SECURITIES (cost $263,427,476)							279,873,355

BANK LOANS(c) — 1.6%
Aerospace & Defense
Booz Allen & Hamilton, Inc.	Ba3	2.962%		12/31/17		395	393,223

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

BANK LOANS(c) (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Automotive — 0.1%
Schaeffler AG (Germany)	Ba3	6.000%	01/27/17	$	2,000	$2,018,750
Syniverse Holdings, Inc.	Ba3	2.710%	08/07/14		230	230,887

						2,249,637

Building Materials & Construction — 0.1%
Birds Eye Iglo Group Ltd.	B1	5.110%	01/31/18	EUR	2,150	2,848,994

Cable — 0.1%
Cequel Communications LLC	Ba2	4.000%	02/14/19		2,089	2,096,728
Charter Communications Operating LLC	Baa3	4.000%	05/15/19		1,489	1,498,985
Kabel Deutscheland (Germany)	BB-(d)	4.250%	02/01/19		206	206,480

						3,802,193

Capital Goods — 0.1%
RAC PLC (United Kingdom)	B2	5.653%	09/30/19(g)	GBP	1,500	2,439,733

Chemicals — 0.2%
Ashland, Inc.	Baa3	2.312%	08/23/16		4,046	4,051,110
Ashland, Inc.	Baa3	3.750%	08/23/18		1,482	1,497,510
Rockwood Holdings, Inc.	Baa3	3.500%	02/09/18		1,279	1,288,984

						6,837,604

Electric — 0.1%
Calpine Corp.	B1	4.500%	04/01/18		673	678,488
Calpine Corp.	B1	4.500%	04/01/18		673	678,883
Calpine Corp.	B1	4.500%	10/31/19		1,746	1,760,503

						3,117,874

Energy - Other — 0.1%
Phillips 66.	BB-(d)	1.465%	02/22/15		3,000	2,985,000
Walter Energy, Inc.	Ba3	5.750%	04/02/18		1,692	1,703,503

						4,688,503

Healthcare & Pharmaceutical — 0.4%
Alere, Inc.	Ba3	3.311%	06/30/16		406	401,754
Alere, Inc.	Ba3	4.750%	06/30/17		388	389,541
Alere, Inc.	B2	4.750%	06/30/17		143	143,125
Community Health Systems, Inc.	Ba3	2.811%	10/25/16		1,228	1,223,534
Community Health Systems, Inc.	Ba3	3.811%	01/25/17		2,151	2,162,173
Grifols, Inc.	Ba2	3.561%	06/01/16		906	904,739
Hologic, Inc.	Ba2	3.313%	08/01/17		1,861	1,862,020
Lifepoint Hospital, Inc.	Ba1	2.064%	07/24/17		1,391	1,372,120
RPI Finance Trust, Inc.	Baa2	4.000%	11/09/18		1,815	1,831,999
Universal Health Services	Ba2	2.060%	08/15/16		3,975	3,975,000

						14,266,005

Media & Entertainment — 0.1%
ProSiebenSat.1 Media AG (Germany)	Ba2	2.690%	07/01/16	EUR	3,700	4,814,654

Pipelines & Other
Energy Transfer Equity LP	Ba2	3.750%	03/24/17		2,175	2,189,614

Real Estate Investment Trusts
CB Richard Ellis Services, Inc.	Ba1	3.710%	09/04/19		1,477	1,477,182

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

BANK LOANS(c) (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Retailers — 0.1%
Alliance Boots Ltd.	B1	3.489%		07/09/15	GBP	2,000	$3,168,710

Technology — 0.2%
First Data Corp.	B1	2.961%		09/24/14		$44	44,286
First Data Corp.	B1	5.211%		09/24/18		2,800	2,744,000
Flextronics International Ltd. (Singapore)	Ba1	0.381%		10/01/14		695	693,808
Flextronics International Ltd. (Singapore)	Ba1	2.462%		10/01/14		992	991,548
Freescale Semiconductor, Inc.	B1	4.464%		12/01/16		1,750	1,715,000
NXP BV (Netherlands)	B2	4.500%		03/03/17		992	998,938
Sensata Technologies, Inc.	Ba2	3.750%		05/12/18		1,690	1,696,392

							8,883,972

TOTAL BANK LOANS (cost $60,075,054)							61,177,898

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.8%
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4	AAA(d)	5.726%	(c)	05/10/45		2,720	3,116,225
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4	BBB+(d)	5.889%		07/10/44		7,967	9,102,218
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A3	AAA(d)	5.620%		02/10/51		7,500	7,909,095
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-5, Class AJ	Aaa	4.992%		11/10/41		500	533,563
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-5, Class A4	Aaa	5.115%		10/10/45		2,000	2,216,720
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4	Aaa	5.712%	(c)	09/11/38		1,500	1,717,067
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4	AAA(d)	5.540%		09/11/41		2,750	3,158,248
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class AAB	AAA(d)	5.926%		06/11/50		7,000	7,628,005
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%		12/15/47		5,800	6,202,056
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4	Aaa	5.702%	(c)	12/10/49		8,775	10,338,363
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4	Aaa	5.219%	(c)	07/15/44		7,170	7,957,008
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5	Aaa	5.617%		10/15/48		8,610	9,895,835
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A3	Aaa	5.293%		12/11/49		1,990	2,067,134
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4	Aa3	5.322%		12/11/49		1,255	1,439,623
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4	AA+(d)	5.223%		08/15/48		2,190	2,482,510
Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class A4	AAA(d)	5.409%	(c)	02/15/39		3,320	3,745,949
Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class AM	AAA(d)	5.409%	(c)	02/15/39		2,840	3,143,869
Commercial Mortgage Pass-Through Certificates, Series 2007-C4, Class A3	Aaa	5.762%	(c)	09/15/39		7,000	7,280,238
Commercial Mortgage Pass-Through Certificates, Series 2012-CR5, Class A3	Aaa	2.540%		12/10/45		2,000	1,998,724
FHLMC Multifamily Structured Pass-Through Certificates, Series K010, Class A2	AA+(d)	4.333%		10/25/20		2,500	2,912,375
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, IO	AA+(d)	1.479%	(c)	05/25/22		49,399	5,268,779

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
FHLMC Multifamily Structured Pass-Through Certificates, Series K021, Class X1, IO	AA+(d)	1.515%		06/25/22	$26,689	$2,966,885
FHLMC Multifamily Structured Pass-Through Certificates, Series K501, Class X1A, IO	AA+(d)	1.755%	(c)	08/25/16	20,010	936,754
FHLMC Multifamily Structured Pass-Through Certificates, Series K710, Class X1, IO	AA+(d)	1.784%	(c)	05/25/19	37,944	3,618,567
FHLMC Multifamily Structured Pass-Through Certificates, Series K711, Class X1, IO	AA+(d)	1.712%		07/25/19	37,490	3,484,752
GE Capital Commercial Mortgage Corp. Trust, Series 2006-C1, Class A4	AAA(d)	5.296%	(c)	03/10/44	7,160	8,032,160
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4	AAA(d)	5.238%		11/10/45	7,000	7,716,996
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ	Baa1	4.859%		08/10/42	2,396	2,532,543
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4(a)	Aaa	5.867%	(c)	07/10/38	6,570	7,545,054
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AAA(d)	5.553%		04/10/38	9,134	10,283,423
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%		11/10/39	8,300	9,573,544
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A3	Aaa	5.229%	(c)	12/15/44	3,100	3,200,840
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4	Aaa	5.481%	(c)	12/12/44	5,000	5,619,485
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4	Aaa	5.475%		04/15/43	8,351	9,432,105
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A4	Aaa	5.399%		05/15/45	1,505	1,727,946
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-CBX, Class A3	Aaa	3.139%		06/16/45	3,700	3,986,772
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A4	Aaa	2.611%		12/15/47	5,000	5,022,482
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM	AA(d)	5.263%	(c)	11/15/40	3,509	3,856,964
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	AA(d)	5.684%	(c)	05/12/39	2,025	2,271,015
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%		08/12/43	6,138	7,108,022
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class AM	A(d)	5.532%	(c)	02/12/39	930	1,034,114
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	Aaa	5.893%	(c)	06/12/46	7,000	8,063,629
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3	Aaa	5.172%		12/12/49	6,900	7,850,937
Morgan Stanley Capital I Trust, Series 2006-HQ8, Class A4	Aaa	5.420%	(c)	03/12/44	5,096	5,698,002
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A4	AAA(d)	5.691%	(c)	10/15/42	3,000	3,386,685
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A4	Aaa	5.447%		02/12/44	880	1,017,092
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	Aaa	2.792%		12/10/45	3,000	3,033,705
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX	Aa1	5.179%	(c)	07/15/42	3,500	3,833,977
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3	Aaa	6.011%	(c)	06/15/45	9,000	10,441,971

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4	Aa2	5.509%		04/15/47	$	8,500	$9,820,773
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	Aaa	5.921%	(c)	02/15/51		7,170	8,411,995

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $255,454,733)							261,622,793

CORPORATE BONDS — 21.9%
Aerospace & Defense — 0.1%
B/E Aerospace, Inc., Sr. Unsec’d. Notes(a)	Ba2	5.250%		04/01/22		2,000	2,120,000
Precision Castparts Corp., Sr. Unsec’d. Notes	A2	3.900%		01/15/43		600	615,531

							2,735,531

Airlines — 0.3%
Continental Airlines 2012-1 Class A Pass-Through Trust, Pass Thru Certs	Baa2	4.150%		04/11/24		5,150	5,420,375
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass Thru Certs	Baa2	4.000%		10/29/24		1,250	1,315,625
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass Thru. Certs.(a)	Baa2	5.300%		04/15/19		3,080	3,395,994

							10,131,994

Automotive — 0.2%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(a)	Baa3	2.750%		05/15/15		3,980	4,061,869
Harley-Davidson Financial Services, Inc., Gtd. Notes, MTN, 144A	Baa1	2.700%		03/15/17		670	692,462
Hyundai Capital America, Gtd. Notes, 144A	Baa1	4.000%		06/08/17		2,825	3,048,926

							7,803,257

Banking — 7.3%
American Express Co., Sr. Unsec’d. Notes	A3	7.000%		03/19/18		610	770,694
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%		12/02/22		7,475	7,445,235
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	3.875%		09/20/22		1,125	1,153,282
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes, 144A	A3	3.875%		09/27/22		4,320	4,453,916
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.875%		01/05/21		8,000	9,578,248
Bank of America Corp., Sr. Unsec’d. Notes, MTN(a)	Baa2	5.000%		05/13/21		7,315	8,351,184
Bank of America Corp., Sr. Unsec’d. Notes(a)	Baa2	5.700%		01/24/22		11,210	13,480,574
Bank of America Corp., Series L, Sr. Unsec’d. Notes, MTN(a)	Baa2	5.650%		05/01/18		3,575	4,159,309
Bank of Montreal (Canada), Sr. Unsec’d. Notes, MTN(a)	Aa2	2.500%		01/11/17		3,825	4,009,507
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	A2	6.750%		05/22/19		2,150	2,625,655
Capital One Bank USA NA, Sub. Notes	Baa1	8.800%		07/15/19		5,500	7,447,534
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	4.750%		07/15/21		2,000	2,306,324
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	6.750%		09/15/17		4,850	5,923,203
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.500%		01/14/22		9,885	11,028,734
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	6.125%		05/15/18		5,655	6,777,014
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	8.125%		07/15/39		2,250	3,368,509
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	8.500%		05/22/19		10,500	14,118,688
Citigroup, Inc., Sub. Notes	Baa3	6.125%		08/25/36		2,350	2,561,211
Goldman Sachs Group, Inc (The), Sr. Unsec’d. Notes	A3	6.000%		06/15/20		9,350	11,109,782

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Banking (continued)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(h)	A3	5.250%	07/27/21	$	8,000	$9,119,808
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A3	5.750%	01/24/22		8,130	9,611,384
Goldman Sachs Group, Inc. (The), Sub. Notes	Baa1	6.750%	10/01/37		4,750	5,383,303
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	Aa3	4.000%	03/30/22		2,300	2,518,192
HSBC Holdings PLC (United Kingdom), Sub. Notes(a)	A3	6.500%	05/02/36		11,500	14,367,870
HSBC USA, Inc., Sr. Unsec’d. Notes	A2	2.375%	02/13/15		1,950	2,005,821
ING Bank NV (Netherlands), Unsec’d. Notes, 144A(a)	A2	2.000%	09/25/15		3,465	3,490,641
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	A2	3.250%	09/23/22		9,245	9,520,325
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.250%	10/15/20		5,900	6,561,549
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21		5,790	6,474,592
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	A2	4.500%	01/24/22		8,500	9,615,514
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%	04/23/19		6,400	7,896,077
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes(a)	A2	4.200%	03/28/17		2,850	3,159,624
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	A2	6.375%	01/21/21		3,175	3,911,717
Morgan Stanley, Sr. Unsec’d. Notes(a)	Baa1	6.375%	07/24/42		1,280	1,500,550
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	Baa1	5.625%	09/23/19		12,600	14,250,348
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN(a)	Baa1	5.500%	07/28/21		13,150	14,930,168
People’s United Financial, Inc., Sr. Unsec’d. Notes	A3	3.650%	12/06/22		3,475	3,493,073
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes(a)	Baa1	2.550%	09/18/15		1,165	1,192,273
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes(a)	A3	6.125%	01/11/21		5,425	6,554,360
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	Baa2	3.000%	09/24/15		1,845	1,878,835
US Bancorp, Sub. Notes, MTN	A2	2.950%	07/15/22		2,090	2,111,372
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	2.625%	12/15/16		4,825	5,092,141
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	A2	2.100%	05/08/17		2,375	2,455,446
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	A2	3.500%	03/08/22		5,230	5,578,590
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	A2	4.600%	04/01/21		6,465	7,436,308

						280,778,484

Building Materials & Construction — 0.1%
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A(a)	Baa3	5.125%	06/26/22		925	1,003,625
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A(a)	Baa3	7.125%	06/26/42		2,925	3,393,000

						4,396,625

Cable — 0.9%
Cablevision Systems Corp., Sr. Unsec’d. Notes(a)	B1	8.625%	09/15/17		4,000	4,665,000
Comcast Corp., Gtd. Notes	Baa1	6.450%	03/15/37		2,900	3,721,245
Comcast Corp., Gtd. Notes	Baa1	6.950%	08/15/37		1,990	2,698,571
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Gtd. Notes(a)	Baa2	5.150%	03/15/42		3,375	3,413,586
DISH DBS Corp., Gtd. Notes(a)	Ba2	6.625%	10/01/14		2,500	2,687,500

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Cable (continued)
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.550%	05/01/37		$3,590	$4,441,598
UPCB Finance III Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	6.625%	07/01/20		3,000	3,213,750
Videotron Ltee (Canada), Gtd. Notes	Ba2	9.125%	04/15/18		3,000	3,195,000
Virgin Media Finance PLC (United Kingdom), Gtd. Notes(a)	Ba2	5.250%	02/15/22		4,600	4,876,000

						32,912,250

Capital Goods — 0.9%
Actuant Corp., Gtd. Notes	Ba2	5.625%	06/15/22		2,390	2,473,650
Case New Holland, Inc., Gtd. Notes	Ba2	7.875%	12/01/17		4,000	4,730,000
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $989,892; purchased 10/10/12)(f)	Baa1	5.625%	03/15/42(g)		920	1,019,253
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $2,387,082; purchased 12/26/11)(f)	Baa1	7.000%	10/15/37(g)		2,050	2,603,149
General Electric Co, Sr. Unsec’d. Notes(a)	Aa3	4.125%	10/09/42		1,340	1,378,388
Hertz Holdings Netherlands BV (Netherlands), Sr. Sec’d. Notes, RegS	B1	8.500%	07/31/15	EUR	3,710	5,264,322
Hutchison Whampoa International (11) Ltd. (Cayman Islands), Gtd. Notes, 144A	A3	4.625%	01/13/22		1,475	1,645,277
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN	A2	2.000%	01/13/17		2,950	3,052,427
Penske Truck Leasing Co. LP / PTL Finance Corp., Sr. Notes, 144A (original cost $699,727; purchased 07/10/12)(f)	Baa3	2.500%	07/11/14(g)		700	707,313
Penske Truck Leasing Co. LP / PTL Finance Corp., Sr. Notes, 144A (original cost $5,102,437; purchased 09/24/12)(f)	Baa3	2.500%	03/15/16(g)		5,110	5,123,766
Penske Truck Leasing Co. LP / PTL Finance Corp., Unsec’d. Notes, 144A (original cost $914,112; purchased 05/08/12)(f)	Baa3	3.125%	05/11/15(g)		915	933,611
United Technologies Corp., Sr. Unsec’d. Notes	A2	4.500%	06/01/42		4,655	5,172,454
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875%	10/01/21		1,950	2,213,888

						36,317,498

Chemicals — 0.6%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes(a)	Baa2	3.150%	10/01/22		1,850	1,838,265
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	3.000%	11/15/22		9,000	8,979,966
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	5.250%	11/15/41		3,800	4,238,170
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes(a)	Baa3	5.000%	04/15/19		2,000	2,210,000
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes.	Baa3	6.000%	11/15/21		250	293,125
Reliance Holdings USA, Inc., Gtd. Notes, 144A	Baa2	5.400%	02/14/22		6,125	6,850,672

						24,410,198

Consumer — 0.2%
PVH Corp., Sr. Unsec’d. Notes(a)	Ba3	7.375%	05/15/20		4,000	4,485,000
Sealy Mattress Co., Sr. Sec’d. Notes, 144A	Ba3	10.875%	04/15/16		3,376	3,578,560

						8,063,560

Electric — 0.5%
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	7.750%	03/01/14		2,000	2,130,000

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Electric (continued)
Commonwealth Edison Co., First Mortgage Bonds	A3	6.450%	01/15/38	$	2,110	$2,871,699
Duke Energy Carolinas LLC, First Mortgage Bonds(a)	A1	4.250%	12/15/41		1,350	1,413,724
FirstEnergy Corp., Sr. Unsec’d. Notes(a)	Baa3	7.375%	11/15/31		2,360	3,048,141
Florida Power & Light Co., First Mortgage Bonds	Aa3	4.125%	02/01/42		1,350	1,411,186
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	4.500%	12/15/41		3,200	3,430,442
Puget Sound Energy, Inc., Sr. Sec’d. Notes	A3	4.434%	11/15/41		3,675	4,030,589
San Diego Gas & Electric Co., First Mortgage Bonds	Aa3	3.950%	11/15/41		1,125	1,159,594
Southern Power Co., Sr. Unsec’d. Notes(a)	Baa1	5.150%	09/15/41		1,025	1,154,250

						20,649,625

Energy - Integrated — 0.3%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.561%	11/01/21		3,300	3,565,950
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.750%	11/15/39		1,980	2,680,308
Lukoil International Finance BV (Netherlands), Gtd. Notes, 144A	Baa2	7.250%	11/05/19		1,050	1,283,625
Sasol Financing International PLC (South Africa), Gtd. Notes	Baa1	4.500%	11/14/22		3,450	3,467,250
TNK-BP Finance SA (Luxembourg), Gtd. Notes, MTN, 144A	Baa2	6.625%	03/20/17		1,200	1,365,000

						12,362,133

Energy - Other — 0.9%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	5.950%	06/01/41		1,350	1,686,381
Devon Energy Corp., Sr. Unsec’d. Notes(a)	Baa1	4.750%	05/15/42		1,990	2,128,930
Halliburton Co., Sr. Unsec’d. Notes	A2	4.500%	11/15/41		3,320	3,706,358
Kerr-McGee Corp., Gtd. Notes	Baa3	6.950%	07/01/24		3,110	3,940,205
Nabors Industries, Inc., Gtd. Notes(a)	Baa2	4.625%	09/15/21		2,500	2,690,600
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150%	12/15/21		1,975	2,180,282
Phillips 66, Gtd. Notes, 144A	Baa1(d)	2.950%	05/01/17		715	757,783
Pioneer Natural Resources Co, Sr. Unsec’d. Notes(a)	Baa3	7.500%	01/15/20		7,205	9,128,800
Plains Exploration & Production Co., Gtd. Notes	B1	6.750%	02/01/22		725	813,812
Rosneft Oil Co. via Rosneft International Finance Ltd. (Ireland), Sr. Unsec’d. Notes, 144A(a)	Baa1	3.149%	03/06/17		870	883,050
Transocean, Inc. (Cayman Islands), Gtd. Notes(a)	Baa3	2.500%	10/15/17		1,760	1,778,515
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.950%	04/15/42		3,935	4,270,852
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	5.250%	01/15/17		575	609,500

						34,575,068

Foods — 0.8%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(h)	A3	7.750%	01/15/19		3,296	4,402,187
ARAMARK Corp., Gtd. Notes	B3	8.500%	02/01/15		2,527	2,539,660
ARAMARK Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	B3	8.625%	05/01/16		1,175	1,202,918
Constellation Brands, Inc., Gtd. Notes	Ba1	7.250%	09/01/16		2,000	2,310,000
Darling International, Inc., Gtd. Notes	Ba2	8.500%	12/15/18		1,200	1,378,500

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Foods (continued)
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875%	05/15/17	$	2,000	$2,132,500
JBS USA LLC / JBS USA Finance, Inc., Gtd.
Notes (original cost $1,148,750; purchased 01/30/12)(f)	B1	11.625%	05/01/14(g)		1,000	1,117,500
JBS USA LLC / JBS USA Finance, Inc., Sr. Unsec’d. Notes, 144A (original cost $2,763,900; purchased 12/07/11-12/08/11)(f)	B1	7.250%	06/01/21(g)		2,990	2,997,475
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	5.000%	06/04/42		1,205	1,355,021
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	6.125%	08/23/18		3,905	4,784,113
Minerva Luxembourg SA (Luxembourg), Gtd. Notes, 144A(a)	B2	12.250%	02/10/22		1,090	1,305,275
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	02/01/18		1,375	1,673,060
SUPERVALU, Inc., Sr. Unsec’d. Notes(a)	Caa1	7.500%	11/15/14		750	727,500
Tesco PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Baa1	2.000%	12/05/14		2,175	2,222,541

						30,148,250

Gaming — 0.1%
Marina District Finance Co., Inc., Sr. Sec’d. Notes(a)	B2	9.500%	10/15/15		1,500	1,455,000
MGM Resorts International, Gtd. Notes	B3	6.750%	04/01/13		1,000	1,011,250
Pinnacle Entertainment, Inc., Gtd. Notes(a)	B1	8.625%	08/01/17		2,000	2,147,500

						4,613,750

Healthcare & Pharmaceutical — 1.0%
AbbVie, Inc., Gtd. Notes, 144A(a)	Baa1	4.400%	11/06/42		1,800	1,913,641
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.150%	11/15/41		2,560	2,880,937
Amgen, Inc., Sr. Unsec’d. Notes(a)	Baa1	5.375%	05/15/43		2,615	3,083,158
Aristotle Holding, Inc., Gtd. Notes, 144A	Baa3	2.750%	11/21/14		3,645	3,760,164
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	6.450%	09/15/37		1,020	1,381,428
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes(a)	Ba3	5.125%	08/15/18		3,000	3,127,500
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650%	12/01/41		2,670	3,316,922
HCA, Inc., Sr. Sec’d. Notes(a)	Ba3	5.875%	03/15/22		2,000	2,175,000
HCA, Inc., Sr. Unsec’d. Notes	B3	6.750%	07/15/13		3,000	3,075,000
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(a)	Baa2	3.750%	08/23/22		345	365,861
Mylan, Inc., Gtd. Notes, 144A(a)	Baa3	7.625%	07/15/17		3,000	3,371,607
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	6.250%	11/01/18		375	411,562
Teva Pharmaceutical Finance Co. BV (Curacao), Gtd. Notes	A3	2.950%	12/18/22		1,100	1,112,714
Teva Pharmaceutical Finance IV BV (Curacao), Gtd. Notes(a)	A3	3.650%	11/10/21		4,180	4,473,570
Valeant Pharmaceuticals International, Gtd. Notes, 144A(a)	B1	6.500%	07/15/16		2,500	2,628,125
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	4.625%	10/01/42		1,465	1,525,260

						38,602,449

Healthcare Insurance — 0.7%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	2.750%	11/15/22		5,000	4,958,835
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.750%	12/15/37		2,250	3,121,256
Cigna Corp., Sr. Unsec’d. Notes(a)	Baa2	5.375%	02/15/42		4,740	5,518,621

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Healthcare Insurance (continued)
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	6.300%		08/15/14	$	1,500	$1,620,304
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	3.950%		10/15/42		2,500	2,489,480
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.625%		11/15/41		3,360	3,587,149
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	5.950%		02/15/41		363	456,404
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	4.625%		05/15/42		800	826,253
WellPoint, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.650%		01/15/43		4,590	4,783,312

							27,361,614

Insurance — 1.5%
Allied World Assurance Co. Ltd. (Bermuda), Gtd. Notes	Baa1	5.500%		11/15/20		4,500	4,988,007
Allstate Corp. (The), Sr. Unsec’d. Notes(a)	A3	5.200%		01/15/42		255	302,645
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400%		12/15/20		7,835	9,721,652
American International Group, Inc., Sr. Unsec’d. Notes(a)(h)	Baa1	8.250%		08/15/18		7,879	10,352,108
Axis Specialty Finance LLC, Gtd. Notes	Baa1	5.875%		06/01/20		1,700	1,929,913
Chubb Corp. (The), Sr. Unsec’d. Notes	A2	6.000%		05/11/37		1,910	2,492,369
Endurance Specialty Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	7.000%		07/15/34		1,500	1,690,947
Hartford Financial Services Group, Inc., Sr. Unsec’d. Notes(a)	Baa3	5.125%		04/15/22		1,410	1,626,928
Liberty Mutual Group, Inc., Gtd. Notes, 144A	Baa2	6.500%		05/01/42		1,910	2,148,823
Liberty Mutual Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	6.500%		03/15/35		950	1,038,102
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	6.300%		10/09/37		4,200	5,021,444
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A	A1	5.375%		12/01/41		1,875	2,164,228
MetLife, Inc., Sr. Unsec’d. Notes	A3	3.048%	(c)	12/15/22		1,155	1,178,177
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.700%		06/15/35		3,620	4,419,839
Nippon Life Insurance Co (Japan), Sub. Notes, 144A	A2	5.000%	(c)	10/18/42		1,440	1,521,048
Northwestern Mutual Life Insurance Co., Sub. Notes, 144A.	Aa2	6.063%		03/30/40		1,130	1,442,663
Pacific Life Insurance Co., Sub. Notes, 144A	A3	9.250%		06/15/39		2,375	3,321,202
Principal Financial Group, Inc., Gtd. Notes	A3	4.625%		09/15/42		235	238,841
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850%		12/16/39		2,916	3,954,898

							59,553,834

Lodging — 0.2%
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000%		10/01/14		1,586	1,831,830
Host Hotels & Resorts LP, Gtd. Notes	Baa3	9.000%		05/15/17		2,000	2,140,000
Marriott International, Inc., Sr. Unsec’d. Notes	Baa2	3.250%		09/15/22		2,170	2,170,642
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	4.250%		03/01/22		1,865	1,925,644

							8,068,116

Media & Entertainment — 0.8%
Belo Corp., Gtd. Notes	Ba1	8.000%		11/15/16		3,123	3,400,166
CBS Corp., Gtd. Notes	Baa2	4.850%		07/01/42(g)		190	197,750
CBS Corp., Gtd. Notes	Baa2	5.900%		10/15/40		1,440	1,680,548
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., Gtd. Notes	B2	9.125%		08/01/18		4,500	5,062,500
NBCUniversal Media LLC, Sr. Unsec’d Notes(a)	Baa2	4.450%		01/15/43		4,070	4,121,433
News America, Inc., Gtd. Notes	Baa1	6.150%		03/01/37		2,230	2,736,801
News America, Inc., Gtd. Notes(a)	Baa1	6.150%		02/15/41		1,880	2,381,176

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)
Media & Entertainment (continued)
Nielsen Finance LLC / Nielsen Finance Co., Gtd. Notes	B2	11.625%	02/01/14	$	1,000	$1,110,000
Time Warner, Inc., Gtd. Notes(a)	Baa2	6.250%	03/29/41		4,945	6,105,621
Viacom, Inc., Sr. Unsec’d. Notes, 144A	Baa1	4.375%	03/15/43		3,207	3,154,745

						29,950,740

Metals — 0.7%
Berau Capital Resources Pte Ltd. (Singapore), Sr. Sec’d. Notes, RegS	B1	12.500%	07/08/15		2,535	2,756,812
Bumi Investment Pte Ltd. (Singapore), Sr. Sec’d. Notes, MTN, RegS(a)	B1	10.750%	10/06/17		1,150	1,017,750
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A(a)	B1	7.000%	11/01/15		2,000	2,100,000
Indo Integrated Energy II BV (Netherlands), Sr. Sec’d. Notes, RegS	B1	9.750%	11/05/16		200	218,000
Peabody Energy Corp., Gtd. Notes	Ba1	6.000%	11/15/18		725	770,312
Raspadskaya OJSC Via Raspadskaya Securities Ltd. (Ireland), Unsec’d. Notes, 144A	B1	7.750%	04/27/17		3,375	3,577,500
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	6.750%	04/16/40		1,500	1,805,812
Steel Dynamics, Inc., Gtd. Notes(a)	Ba2	7.625%	03/15/20		1,800	1,989,000
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	6.250%	07/15/41		1,830	2,152,565
Xstrata Finance (Canada) Ltd. (Canada), Gtd. Notes, 144A.	Baa2	1.800%	10/23/15		4,690	4,715,467
Xstrata Finance (Canada) Ltd. (Canada), Gtd. Notes, 144A(a)	Baa2	2.450%	10/25/17		4,985	5,033,325
Xstrata Finance (Canada) Ltd. (Canada), Gtd. Notes, 144A.	Baa2	2.850%	11/10/14		1,745	1,791,068

						27,927,611

Non-Captive Finance — 0.9%
CIT Group, Inc., Sr. Unsec’d. Notes, 144A(a)	B1	4.750%	02/15/15		4,000	4,160,000
Discover Financial Services, Sr. Unsec’d. Notes, 144A	Ba1	3.850%	11/21/22		2,362	2,437,286
General Electric Capital Corp., Sr. Unsec’d. Notes(a)(h)	A1	3.150%	09/07/22		7,000	7,151,851
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)	A1	5.875%	01/14/38		7,535	9,089,109
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(a)(h)	A1	6.875%	01/10/39		4,150	5,641,091
Schahin II Finance Co. (SPV) Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A(a)	Baa3	5.875%	09/25/22		1,880	2,006,900
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18		4,700	5,499,000

						35,985,237

Paper — 0.4%
Georgia-Pacific LLC, Sr. Unsec’d. Notes (original cost $4,931,417; purchased 12/20/12)(f)	Baa2	7.375%	12/01/25(g)		3,620	4,932,543
International Paper Co., Sr. Unsec’d. Notes	Baa3	6.000%	11/15/41		5,300	6,275,894
Rock-Tenn Co., Gtd. Notes, 144A(a)	Ba1	4.000%	03/01/23		1,504	1,527,900
Rock-Tenn Co., Unsec’d. Notes, 144A(a)	Ba1	4.450%	03/01/19		1,120	1,208,341

						13,944,678

Pipelines & Other — 0.2%
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	Baa2	5.850%	01/15/41		1,200	1,518,798

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)
Pipelines & Other (continued)
Enterprise Products Operating LLC, Gtd. Notes	Baa2	5.950%		02/01/41	$	1,600	$1,931,632
ONEOK Partners LP, Gtd. Notes(a)	Baa2	6.125%		02/01/41		1,750	2,098,100
Williams Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.000%		11/15/21		2,100	2,246,154

							7,794,684

Railroads — 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	4.375%		09/01/42		1,510	1,587,066
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	Baa3	4.500%		01/15/22		4,400	4,887,181
CSX Corp., Sr. Unsec’d. Notes	Baa2	4.750%		05/30/42		1,450	1,561,356
Union Pacific Corp., Sr. Unsec’d. Notes	Baa1	7.125%		02/01/28		920	1,255,275

							9,290,878

Real Estate Investment Trusts — 0.1%
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	5.500%		11/15/15		1,520	1,685,374
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%		01/30/17		535	564,525
Simon Property Group LP, Sr. Unsec’d. Notes(a)	A3	3.375%		03/15/22		405	427,728
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125%		05/30/18		510	621,237

							3,298,864

Retailers — 0.4%
CVS Caremark Corp., Sr. Unsec’d. Notes(a)	Baa2	5.750%		05/15/41		4,290	5,341,303
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%		09/15/39		1,850	2,367,556
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	Baa3	3.875%		01/15/22		610	650,180
Susser Holdings LLC / Susser Finance Corp., Gtd. Notes	B2	8.500%		05/15/16		2,750	2,921,875
Target Corp., Sr. Unsec’d. Notes	A2	7.000%		01/15/38		2,220	3,260,754

							14,541,668

Technology — 0.2%
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba1	6.800%		10/01/16		3,000	3,360,000
STATS ChipPAC Ltd. (Singapore), Gtd. Notes, 144A	Ba1	7.500%		08/12/15		3,000	3,195,000
TransUnion LLC / TransUnion Financing Corp., Gtd. Notes	B2	11.375%		06/15/18		2,000	2,330,000

							8,885,000

Telecommunications — 1.0%
America Movil S.A.B. de C.V. (Mexico), Gtd. Notes	A2	6.125%		03/30/40		2,120	2,789,167
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.350%		09/01/40		6,260	7,290,070
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	9.625%	(c)	12/15/30		1,340	2,128,830
Embarq Corp., Sr. Unsec’d. Notes (original cost $3,723,931; purchased 11/15/11)(f)	Baa3	7.995%		06/01/36(g)		3,770	4,164,044
PAETEC Holding Corp., Sr. Sec’d. Notes	BB-(d)	8.875%		06/30/17		2,500	2,681,250
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.500%		10/01/14		2,590	2,834,729
SK Telecom Co. Ltd. (South Korea), Sr. Unsec’d. Notes, MTN, 144A	A3	2.125%		05/01/18		2,075	2,086,346
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)	B3	6.000%		12/01/16		1,900	2,066,250
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	7.000%		08/15/20		2,960	3,233,800

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Telecommunications (continued)
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.721%	06/04/38	$	590	$638,675
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.750%	11/01/41		1,570	1,780,818
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	7.350%	04/01/39		3,260	4,832,588
Wind Acquisition Finance SA (Luxembourg), Sec’d. Notes, 144A	B3	11.750%	07/15/17		1,600	1,676,000

						38,202,567

Tobacco — 0.4%
Altria Group, Inc., Gtd. Notes	Baa1	10.200%	02/06/39		4,300	7,193,156
Lorillard Tobacco Co., Gtd. Notes(a)	Baa2	7.000%	08/04/41		1,350	1,639,125
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.375%	11/15/41		4,300	4,609,802
Reynolds American, Inc., Gtd. Notes	Baa2	6.750%	06/15/17		2,500	3,019,045

						16,461,128

TOTAL CORPORATE BONDS (cost $804,258,341)						849,767,291

MUNICIPAL BONDS — 1.1%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	Aa3	6.263%	04/01/49		2,890	3,958,895
City of Chicago IL O’Hare International Airport Revenue Bonds	A2	6.395%	01/01/40		2,970	3,844,576
Colorado Bridge Enterprise, Revenue Bonds, Senior Taxable, Series A, BABs	Aa3	6.078%	12/01/40		1,000	1,288,580
Curators University of Missouri, Taxable System Facilities Revenue Bonds, BABs	Aa1	5.792%	11/01/41		400	514,632
Los Angeles California Department, Water & Power Revenue, Series A, BABs	Aa3	5.716%	07/01/39		1,475	1,841,421
Los Angeles California Department, Water & Power Revenue, Series D, BABs	Aa3	6.574%	07/01/45		750	1,043,760
Maryland State Transportation Authority, Facilities Project, Revenue Bonds, BABs	Aa3	5.888%	07/01/43		2,200	2,932,864
New Jersey State Turnpike Authority, BABs	A3	7.102%	01/01/41		1,750	2,481,589
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	A3	7.414%	01/01/40		1,075	1,575,058
New York City Transitional Finance Authority, Future Tax Secured Bonds, BABs	Aa1	5.767%	08/01/36		1,320	1,654,528
Ohio State University, General Receipts Bonds, Series A	Aa1	4.800%	06/01/2111		2,275	2,529,665
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	Aa3	5.511%	12/01/45		1,280	1,518,451
Port Authority of New York & New Jersey	Aa3	4.458%	10/01/62		1,940	1,903,567
President and Fellows of Harvard College, Sr. Notes	Aaa	4.875%	10/15/40		2,010	2,437,547
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, BABs	Aa1	4.839%	01/01/41		2,500	2,974,325
State of California, Taxable, Var. Purp. 3, GO	A1	5.950%	04/01/16		2,745	3,112,254
State of California, Taxable, Var. Purp., GO, BABs	A1	7.500%	04/01/34		3,170	4,397,107
State of Illinois, Taxable, GO	A2	4.421%	01/01/15		1,480	1,569,081

TOTAL MUNICIPAL BONDS (cost $39,370,177)						41,577,900

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

NON-CORPORATE FOREIGN AGENCIES — 1.7%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Export Credit Bank of Turkey (Turkey), Unsec’d. Notes, 144A.	Ba1	5.375%	11/04/16		$4,770	$5,194,530
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	4.950%	05/23/16		3,325	3,570,219
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	9.250%	04/23/19		2,468	3,267,015
IPIC GMTN Ltd. (Cayman Islands), Gtd. Notes, MTN, 144A	Aa3	5.500%	03/01/22		790	931,212
KazMunayGas National Co. (Netherlands), Gtd. Notes, MTN, 144A(a)	Baa3	9.125%	07/02/18		3,145	4,159,262
KazMunayGas National Co. (Netherlands), Sr. Unsec’d. Notes, MTN, 144A	Baa3	11.750%	01/23/15		1,000	1,193,750
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	Aa3	3.875%	05/04/17		2,995	3,237,951
Korea Gas Corp. (South Korea), Sr. Unsec’d. Notes, RegS(a)	A1	4.250%	11/02/20		3,000	3,293,694
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	3.000%	09/19/22		4,830	4,751,358
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, RegS	A1	4.750%	07/13/21		2,600	2,940,935
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, RegS	A1	6.250%	06/17/14		3,566	3,816,932
Majapahit Holding BV (Netherlands), Gtd. Notes, 144A	Baa3	7.750%	10/17/16		1,600	1,892,000
Majapahit Holding BV (Netherlands), Gtd. Notes, RegS	Baa3	7.750%	10/17/16		5,220	6,172,650
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.375%	01/27/21		3,000	3,377,460
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	4.875%	01/24/22		2,485	2,804,322
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%	01/21/21		3,000	3,505,500
Power Sector Assets & Liabilities Management
Corp. (Philippines), Gov’t. Gtd. Notes, RegS	Ba1	7.390%	12/02/24		1,500	2,088,750
State Bank of India (India), Sr. Unsec’d. Notes, 144A	Baa2	4.125%	08/01/17		1,000	1,029,800
State Bank of India (India), Sr. Unsec’d. Notes, MTN, RegS	Baa2	4.500%	11/30/15	EUR	1,800	2,488,662
Statoil ASA (Norway), Gtd. Notes	Aa2	4.250%	11/23/41		1,475	1,586,955
VTB Bank OJSC Via VTB Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	6.875%	05/29/18		3,305	3,731,345

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $62,732,947)						65,034,302

SOVEREIGNS — 4.4%
1Malaysia Sukuk Global Bhd (Malaysia), Sr. Unsec’d. Notes, RegS	A3	3.928%	06/04/15		1,100	1,168,597
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	AA(d)	2.750%	03/05/15		5,500	5,724,362
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN, 144A	AA+(d)	2.875%	09/15/14		2,000	2,070,848
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	4.875%	01/22/21		4,400	5,302,000
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	7.375%	02/03/15	EUR	5,083	7,625,171
Brazilian Government International Bond (Brazil), Unsec’d. Notes.	Baa2	11.000%	06/26/17	EUR	245	455,009
China Government International Bond (China), Sr. Unsec’d. Notes.	Aa3	4.250%	10/28/14	EUR	140	197,305

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGNS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Czech Republic International Bond (Czech Republic), Sr. Unsec’d. Notes, MTN	A1	4.500%	11/05/14	EUR	1,098	$1,556,012
Czech Republic International Bond (Czech Republic), Sr. Unsec’d. Notes, MTN	A1	4.625%	06/23/14	EUR	135	189,107
Czech Republic International Bond (Czech Republic), Sr. Unsec’d. Notes, MTN	A1	3.625%	04/14/21	EUR	500	742,357
Czech Republic International Bond (Czech Republic), Sr. Unsub. Notes, MTN	A1	5.000%	06/11/18	EUR	1,200	1,896,241
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	Baa3	4.875%	05/05/21		$3,000	3,450,000
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	Baa3	6.750%	03/10/14		2,000	2,115,000
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, RegS	Baa3	7.250%	04/20/15		1,400	1,576,750
Indonesia Government International Bond (Indonesia), Unsec’d. Notes, 144A	Baa3	3.750%	04/25/22		4,950	5,277,938
Ireland Government Bond (Ireland), Sr. Unsub. Notes	Ba1	4.400%	06/18/19	EUR	3,140	4,159,414
Ireland Government Bond (Ireland), Unsec’d. Notes	Ba1	4.500%	04/18/20	EUR	5,425	7,160,570
Italy Buoni Poliennali Del Tesoro (Italy), Bonds	Baa2	4.750%	05/01/17	EUR	2,835	3,987,561
Italy Buoni Poliennali Del Tesoro (Italy), Bonds	Baa2	5.500%	11/01/22	EUR	3,500	4,994,638
Italy Buoni Poliennali Del Tesoro (Italy), Bonds	Baa2	6.500%	11/01/27	EUR	7,450	11,426,742
Italy Government International Bond (Italy), Sr. Unsec’d. Notes.	BBB+(d)	4.375%	06/15/13		500	506,950
Italy Government International Bond (Italy), Sr. Unsec’d. Notes.	Baa2	4.500%	06/08/15	JPY	120,000	1,423,020
Italy Government International Bond (Italy), Sr. Unsec’d. Notes, RegS	Baa2	3.450%	03/24/17	JPY	55,000	622,960
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	Baa1	5.375%	06/10/13	EUR	3,140	4,215,541
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes	Baa1	11.000%	05/08/17	EUR	750	701,215
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	3.625%	03/15/22		3,800	4,156,250
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	4.250%	06/16/15	EUR	2,361	3,379,758
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	4.250%	07/14/17	EUR	4,215	6,209,002
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	5.500%	02/17/20	EUR	3,660	5,821,410
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	6.750%	02/06/24	GBP	1,000	2,033,659
Peruvian Government International Bond (Peru), Sr. Unsec’d. Notes, RegS	Baa2	7.500%	10/14/14	EUR	8,330	12,309,180
Philippine Government International Bond (Philippines), Sr. Unsec’d. Notes	Ba1	6.250%	03/15/16	EUR	700	1,054,481
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	3.000%	03/17/23		4,870	4,857,825
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN, RegS	NR	3.500%	03/25/15		500	478,750
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes	Ba3	3.850%	04/15/21	EUR	110	118,149
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes	Ba3	4.100%	04/15/37	EUR	535	466,868
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes	Ba3	4.750%	06/14/19	EUR	5,235	6,268,456

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGNS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Republic of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	3.625%	11/02/15	EUR	1,375	$1,955,418
Republic of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	7.125%	04/16/19		$6,100	7,918,544
Russian Foreign Bond - Eurobond (Russia), Sr. Unsec’d. Notes, 144A	Baa1	3.250%	04/04/17		7,200	7,650,000
South Africa Government Bond (South Africa)	Baa1	6.500%	02/28/41	ZAR	25,000	2,428,124
South Africa Government International Bond (South Africa)	Baa1	5.250%	05/16/13	EUR	2,845	3,807,478
South Africa Government International Bond (South Africa), Unsec’d. Notes, MTN	Baa1	4.500%	04/05/16	EUR	1,500	2,159,596
Spain Government Bond (Spain), Sr. Unsub. Notes	Baa3	4.700%	07/30/41	EUR	465	522,953
Spain Government Bond (Spain), Sr. Unsub. Notes	Baa3	5.850%	01/31/22	EUR	1,750	2,405,095
Spain Government Bond (Spain), Unsec’d. Notes	Baa3	4.250%	10/31/16	EUR	9,105	12,191,278
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN	Baa3	3.625%	06/17/13		3,700	3,699,889

TOTAL SOVEREIGNS (cost $163,653,615)						170,437,471

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.5%
Federal Home Loan Mortgage Corp.(a)		1.000%	07/28/17		8,665	8,752,057
Federal Home Loan Mortgage Corp.(a)		1.250%	08/01/19		12,320	12,337,051
Federal Home Loan Mortgage Corp.		1.250%	10/02/19		15,730	15,683,974
Federal National Mortgage Association(a)		0.875%	12/20/17		17,580	17,614,334
Federal National Mortgage Association		1.250%	01/30/17		3,430	3,516,319

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $57,534,244)						57,903,735

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 17.5%
Federal Home Loan Mortgage Corp.		3.000%	TBA		6,000	6,300,000
Federal Home Loan Mortgage Corp.		3.500%	09/01/42		1,980	2,124,427
Federal Home Loan Mortgage Corp.		4.000%	11/01/40		7,578	8,234,466
Federal Home Loan Mortgage Corp.		4.500%	07/01/41		10,420	11,345,555
Federal Home Loan Mortgage Corp.		4.500%	TBA		40,000	43,207,812
Federal National Mortgage Association		2.500%	TBA		119,500	124,952,188
Federal National Mortgage Association		3.000%	05/01/27		1,939	2,067,996
Federal National Mortgage Association		3.500%	04/01/26-09/01/42		57,403	61,417,890
Federal National Mortgage Association		3.500%	TBA		25,000	27,160,155
Federal National Mortgage Association		3.500%	TBA		86,500	92,220,487
Federal National Mortgage Association		3.500%	TBA		25,000	26,606,445
Federal National Mortgage Association		4.000%	TBA		80,000	85,750,000
Federal National Mortgage Association		4.500%	05/01/39-12/01/40		21,567	23,912,835
Federal National Mortgage Association		5.000%	TBA		20,000	21,662,500
Government National Mortgage Association		3.000%	TBA		30,000	31,893,753
Government National Mortgage Association		3.500%	TBA		10,000	10,864,844
Government National Mortgage Association		3.500%	TBA		1,000	1,084,766
Government National Mortgage Association		4.000%	01/20/40-02/20/41		11,550	12,663,360
Government National Mortgage Association		4.000%	TBA		14,000	15,244,688
Government National Mortgage Association		4.000%	TBA		21,500	23,579,454
Government National Mortgage Association		4.500%	05/20/40-02/20/41		35,759	39,456,302
Government National Mortgage Association		4.500%	TBA		4,500	4,926,797

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $673,821,499)						676,676,720

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. TREASURY OBLIGATIONS — 22.7%	Interest Rate		Maturity Date	Principal Amount (000)#		Value

U.S. Treasury Bonds	2.750%		08/15/42	$	16,100	$15,546,563
U.S. Treasury Bonds	2.750%		11/15/42		40,635	39,149,303
U.S. Treasury Notes(a)	0.250%		12/15/15		200,000	199,406,200
U.S. Treasury Notes(a)	0.625%		11/30/17		3,345	3,333,764
U.S. Treasury Notes	0.750%		12/31/17		331,325	331,868,704
U.S. Treasury Notes	1.125%		12/31/19		70,595	70,396,487
U.S. Treasury Notes(a)	1.625%		11/15/22		57,280	56,653,471
U.S. Treasury Notes	2.375%		06/30/18		1,565	1,696,069
U.S. Treasury Notes	2.500%		06/30/17		16,470	17,842,923
U.S. Treasury Notes	3.125%		01/31/17		24,640	27,202,166
U.S. Treasury Notes	4.250%		11/15/17		20,705	24,244,271
U.S. Treasury Notes(k)	4.500%		05/15/17		20,900	24,408,922
U.S. Treasury Strips Coupon	2.260%	(n)	02/15/25		19,235	14,633,988
U.S. Treasury Strips Coupon	2.320%	(n)	08/15/25		18,940	14,129,354
U.S. Treasury Strips Coupon	2.820%	(n)	05/15/26		27,000	19,525,617
U.S. Treasury Strips Coupon	3.020%	(n)	05/15/27		26,500	18,393,120

TOTAL U.S. TREASURY OBLIGATIONS (cost $873,486,323)						878,430,922

TOTAL LONG-TERM INVESTMENTS (cost $3,253,814,409)						3,342,502,387

					Shares
SHORT-TERM INVESTMENT — 34.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,330,047,545; includes $295,914,102 of cash collateral received for securities on loan) (Note 4)(b)(w)					1,330,047,545	1,330,047,545

TOTAL INVESTMENTS — 120.8% (cost $4,583,861,954)						4,672,549,932
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (20.8)%.						(802,999,041)

NET ASSETS — 100.0%						$3,869,550,891

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
AUD	Australian Dollar
BABs	Build America Bonds
BBSW	Australian Bank Bill Rate
BRL	Brazilian Real
BROIS	Overnight Brazil CETIP Interbank Deposit
CAD	Canadian Dollar
CDO	Collateralized Debt Obligation
CHIBNOM	Chile Central Bank Daily Midday Interbank Rate Nominal
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
CMBS	Commercial Mortgage-Backed Security
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Koruna

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
GBP	British Pound
GO	General Obligation
HUF	Hungarian Forint
INR	Indian Rupee
IO	Interest Only
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NR	Not Rated by Moody’s or Standard & Poors
NOK	Norwegian Krone
NZD	New Zealand Dollar
NZDBBR	New Zealand Bank Bill Rate
PEN	Peruvian Nuevo Sol
PIK	Pay-In-Kind
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	To Be Announced
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $288,758,846; cash collateral of $295,914,102 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $22,661,248. The aggregate value of $23,598,654 is approximately 0.6% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
1,688	2 Year U.S. Treasury Notes	Mar. 2013	$372,087,265	$372,151,250	$63,985
15	5 Year U.S. Treasury Notes	Mar. 2013	1,865,682	1,866,211	529
1,525	10 Year U.S. Treasury Notes	Mar. 2013	201,653,603	202,491,406	837,803

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions (continued)
165	U.S. Long Bond	Mar. 2013	$24,437,528	$24,337,500	$(100,028)

					802,289

Short Position:
30	U.S. Ultra Bond	Mar. 2013	4,827,120	4,877,812	(50,692)

					$751,597

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/13	Citibank N.A.	AUD	1,068	$1,100,500	$1,106,884	$6,384
Expiring 01/23/13	HSBC Securities, Inc.	AUD	1,332	1,372,800	1,380,510	7,710
Expiring 01/23/13	HSBC Securities, Inc.	AUD	1,303	1,349,000	1,350,329	1,329
Expiring 01/23/13	JPMorgan Chase Bank	AUD	1,842	1,901,400	1,909,489	8,089
Expiring 01/23/13	JPMorgan Chase Bank	AUD	1,336	1,376,100	1,384,952	8,852
Expiring 01/23/13	JPMorgan Chase Bank	AUD	1,054	1,074,400	1,092,458	18,058
Expiring 01/23/13	Morgan Stanley Capital Services	AUD	1,344	1,380,600	1,392,844	12,244
Expiring 01/23/13	Morgan Stanley Capital Services	AUD	1,041	1,083,100	1,079,120	(3,980)
Expiring 01/23/13	UBS AG	AUD	2,085	2,157,800	2,161,506	3,706
Brazilian Real,
Expiring 01/18/13	Citibank N.A.	BRL	2,832	1,374,600	1,379,702	5,102
Expiring 01/18/13	Citibank N.A.	BRL	2,262	1,092,900	1,102,121	9,221
British Pound,
Expiring 01/25/13	Citibank N.A.	GBP	1,723	2,761,200	2,797,905	36,705
Expiring 01/25/13	Deutsche Bank AG	GBP	1,199	1,933,300	1,946,799	13,499
Expiring 01/25/13	JPMorgan Chase Bank	GBP	1,234	1,997,749	2,004,338	6,589
Expiring 01/25/13	JPMorgan Chase Bank	GBP	852	1,375,500	1,383,904	8,404
Canadian Dollar,
Expiring 01/22/13	Citibank N.A.	CAD	1,901	1,910,800	1,909,891	(909)
Expiring 01/22/13	Citibank N.A.	CAD	1,369	1,378,600	1,376,081	(2,519)
Expiring 01/22/13	Citibank N.A.	CAD	941	955,900	945,982	(9,918)
Expiring 01/22/13	Citibank N.A.	CAD	933	955,500	938,006	(17,494)
Expiring 01/22/13	Deutsche Bank AG	CAD	1,370	1,375,200	1,376,839	1,639
Expiring 01/22/13	Goldman Sachs International	CAD	1,346	1,349,000	1,352,174	3,174
Expiring 01/22/13	Goldman Sachs International	CAD	1,313	1,327,300	1,319,242	(8,058)
Expiring 01/22/13	Goldman Sachs International	CAD	1,309	1,329,800	1,315,070	(14,730)
Expiring 01/22/13	JPMorgan Chase Bank	CAD	4,842	4,957,932	4,865,713	(92,219)
Expiring 01/22/13	JPMorgan Chase Bank	CAD	1,371	1,380,600	1,377,334	(3,266)
Expiring 01/22/13	Morgan Stanley Capital Services	CAD	1,186	1,211,400	1,191,933	(19,467)
Expiring 01/22/13	Morgan Stanley Capital Services	CAD	539	549,800	541,555	(8,245)
Expiring 01/22/13	UBS AG	CAD	1,375	1,375,500	1,381,306	5,806
Chilean Peso,
Expiring 02/06/13	Citibank N.A.	CLP	1,977,499	4,044,793	4,108,978	64,185
Expiring 03/11/13	Citibank N.A.	CLP	640,555	1,327,300	1,325,474	(1,826)
Expiring 03/11/13	Citibank N.A.	CLP	637,914	1,331,900	1,320,008	(11,892)
Chinese Yuan Renminbi,
Expiring 03/12/13	UBS AG	CNY	22,836	3,580,400	3,645,316	64,916
Expiring 03/20/13	Citibank N.A.	CNY	12,144	1,920,600	1,937,632	17,032
Expiring 03/20/13	UBS AG	CNY	24,469	3,865,300	3,904,203	38,903
Expiring 10/29/13	Citibank N.A.	CNY	8,632	1,365,000	1,360,925	(4,075)
Expiring 10/29/13	UBS AG	CNY	17,524	2,761,900	2,762,799	899
Colombian Peso,
Expiring 01/18/13	Citibank N.A.	COP	2,387,481	1,327,300	1,349,318	22,018
Czech Koruna,
Expiring 01/24/13	Citibank N.A.	CZK	62,782	3,278,138	3,303,507	25,369
Expiring 01/24/13	Citibank N.A.	CZK	28,146	1,474,000	1,481,016	7,016
Expiring 01/24/13	Citibank N.A.	CZK	26,781	1,349,000	1,409,191	60,191
Expiring 01/24/13	Citibank N.A.	CZK	20,616	1,083,100	1,084,784	1,684

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Czech Koruna (continued),
Expiring 01/24/13	Citibank N.A.	CZK	18,298	$955,900	$962,835	$6,935
Expiring 01/24/13	Credit Suisse International	CZK	35,514	1,875,400	1,868,686	(6,714)
Expiring 01/24/13	Credit Suisse International	CZK	26,041	1,377,400	1,370,272	(7,128)
Expiring 01/24/13	JPMorgan Chase Bank	CZK	26,193	1,375,800	1,378,232	2,432
Euro,
Expiring 01/24/13	Citibank N.A.	EUR	1,053	1,362,646	1,390,737	28,091
Expiring 01/25/13	Citibank N.A.	EUR	3,240	4,271,300	4,277,272	5,972
Expiring 01/25/13	Citibank N.A.	EUR	204	265,700	269,839	4,139
Expiring 01/25/13	Citibank N.A.	EUR	76	100,000	100,140	140
Expiring 01/25/13	Goldman Sachs International	EUR	608	800,800	802,938	2,138
Expiring 01/25/13	HSBC Securities, Inc.	EUR	844	1,098,200	1,113,831	15,631
Expiring 01/25/13	JPMorgan Chase Bank	EUR	1,049	1,376,100	1,385,104	9,004
Expiring 01/25/13	UBS AG	EUR	2,176	2,829,238	2,872,360	43,122
Hungarian Forint,
Expiring 01/24/13	Barclays Bank PLC	HUF	296,927	1,375,800	1,341,018	(34,782)
Expiring 01/24/13	Citibank N.A.	HUF	299,218	1,365,000	1,351,363	(13,637)
Expiring 01/24/13	Goldman Sachs International	HUF	300,882	1,349,000	1,358,877	9,877
Expiring 01/24/13	Goldman Sachs International	HUF	294,616	1,333,200	1,330,580	(2,620)
Expiring 01/24/13	HSBC Securities, Inc.	HUF	542,784	2,505,400	2,451,385	(54,015)
Indian Rupee,
Expiring 01/07/13	Citibank N.A.	INR	98,546	1,891,300	1,795,924	(95,376)
Expiring 01/07/13	Citibank N.A.	INR	69,011	1,284,400	1,257,666	(26,734)
Expiring 01/07/13	Citibank N.A.	INR	49,065	920,800	894,167	(26,633)
Expiring 01/07/13	Citibank N.A.	INR	29,480	557,600	537,255	(20,345)
Expiring 01/07/13	UBS AG	INR	58,970	1,083,800	1,074,672	(9,128)
Expiring 01/14/13	UBS AG	INR	74,723	1,379,800	1,359,726	(20,074)
Japanese Yen,
Expiring 01/25/13	Citibank N.A.	JPY	21,052	271,000	243,048	(27,952)
Malaysian Ringgit,
Expiring 03/11/13	UBS AG	MYR	21,319	6,982,392	6,937,447	(44,945)
Mexican Peso,
Expiring 01/22/13	Citibank N.A.	MXN	78,237	6,032,195	6,039,702	7,507
Expiring 01/22/13	Citibank N.A.	MXN	18,053	1,372,800	1,393,612	20,812
Expiring 01/22/13	Citibank N.A.	MXN	17,784	1,374,600	1,372,902	(1,698)
Expiring 01/22/13	Citibank N.A.	MXN	10,254	796,400	791,589	(4,811)
Expiring 01/22/13	Citibank N.A.	MXN	110	8,402	8,464	62
Expiring 01/22/13	Citibank N.A.	MXN	79	6,056	6,091	35
Expiring 01/22/13	HSBC Securities, Inc.	MXN	35,486	2,698,100	2,739,470	41,370
Expiring 01/22/13	JPMorgan Chase Bank	MXN	36,985	2,844,000	2,855,172	11,172
Expiring 01/22/13	JPMorgan Chase Bank	MXN	17,946	1,375,200	1,385,389	10,189
New Zealand Dollar,
Expiring 01/23/13	Citibank N.A.	NZD	1,703	1,380,600	1,405,447	24,847
Expiring 01/23/13	Citibank N.A.	NZD	1,670	1,375,500	1,378,304	2,804
Expiring 01/23/13	Citibank N.A.	NZD	269	216,420	221,712	5,292
Expiring 01/23/13	Deutsche Bank AG	NZD	3,676	3,017,500	3,033,236	15,736
Expiring 01/23/13	Goldman Sachs International	NZD	1,634	1,340,200	1,348,041	7,841
Expiring 01/23/13	Goldman Sachs International	NZD	1,589	1,328,400	1,311,191	(17,209)
Expiring 01/23/13	HSBC Securities, Inc.	NZD	1,679	1,372,800	1,385,250	12,450
Expiring 01/23/13	JPMorgan Chase Bank	NZD	1,686	1,381,000	1,391,222	10,222
Expiring 01/23/13	UBS AG	NZD	3,754	3,081,443	3,097,585	16,142
Expiring 01/23/13	UBS AG	NZD	1,688	1,376,100	1,392,413	16,313
Norwegian Krone,
Expiring 01/24/13	Barclays Bank PLC	NOK	30,521	5,302,447	5,486,458	184,011
Expiring 01/24/13	Barclays Bank PLC	NOK	9,110	1,580,100	1,637,582	57,482
Expiring 01/24/13	Barclays Bank PLC	NOK	6,017	1,042,988	1,081,638	38,650
Expiring 01/24/13	Citibank N.A.	NOK	10,187	1,830,900	1,831,308	408
Expiring 01/24/13	Citibank N.A.	NOK	7,837	1,372,800	1,408,857	36,057
Expiring 01/24/13	Citibank N.A.	NOK	7,787	1,377,400	1,399,749	22,349
Expiring 01/24/13	Goldman Sachs International	NOK	9,948	1,789,500	1,788,239	(1,261)

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone (continued),
Expiring 01/24/13	Goldman Sachs International	NOK	7,831	$1,375,500	$1,407,637	$32,137
Expiring 01/24/13	Goldman Sachs International	NOK	7,471	1,320,700	1,342,964	22,264
Expiring 01/24/13	Goldman Sachs International	NOK	6,077	1,075,500	1,092,408	16,908
Expiring 01/24/13	UBS AG	NOK	7,826	1,375,800	1,406,767	30,967
Peruvian Nuevo Sol,
Expiring 01/10/13	Citibank N.A.	PEN	6,384	2,469,800	2,499,617	29,817
Expiring 01/10/13	Citibank N.A.	PEN	5,529	2,144,300	2,164,730	20,430
Expiring 01/10/13	Citibank N.A.	PEN	2,770	1,075,500	1,084,694	9,194
Philippine Peso,
Expiring 01/22/13	JPMorgan Chase Bank	PHP	237,706	5,761,882	5,793,551	31,669
Expiring 03/18/13	UBS AG	PHP	45,257	1,100,600	1,102,511	1,911
Polish Zloty,
Expiring 01/24/13	Citibank N.A.	PLN	8,717	2,717,700	2,808,829	91,129
Expiring 01/24/13	Citibank N.A.	PLN	4,403	1,349,000	1,418,590	69,590
Expiring 01/24/13	Citibank N.A.	PLN	4,358	1,375,800	1,404,322	28,522
Expiring 01/24/13	Citibank N.A.	PLN	4,347	1,365,500	1,400,746	35,246
Expiring 01/24/13	Citibank N.A.	PLN	3,480	1,083,100	1,121,415	38,315
Expiring 01/24/13	Goldman Sachs International	PLN	4,318	1,333,200	1,391,241	58,041
Expiring 01/24/13	Goldman Sachs International	PLN	4,247	1,340,200	1,368,550	28,350
Expiring 01/24/13	JPMorgan Chase Bank	PLN	4,747	1,474,000	1,529,572	55,572
Expiring 01/24/13	JPMorgan Chase Bank	PLN	4,242	1,332,400	1,366,911	34,511
Expiring 01/24/13	UBS AG	PLN	9,671	3,004,644	3,116,235	111,591
Expiring 01/24/13	UBS AG	PLN	4,196	1,328,400	1,352,088	23,688
Russian Ruble,
Expiring 03/25/13	Citibank N.A.	RUB	68,949	2,166,300	2,225,784	59,484
Expiring 03/25/13	Citibank N.A.	RUB	58,025	1,875,400	1,873,136	(2,264)
Expiring 03/25/13	Citibank N.A.	RUB	57,754	1,878,800	1,864,402	(14,398)
Expiring 03/25/13	Citibank N.A.	RUB	55,845	1,789,500	1,802,764	13,264
Expiring 03/25/13	Citibank N.A.	RUB	44,089	1,375,200	1,423,261	48,061
Expiring 03/25/13	Citibank N.A.	RUB	43,442	1,358,200	1,402,378	44,178
Expiring 03/25/13	Citibank N.A.	RUB	43,412	1,377,400	1,401,393	23,993
Expiring 03/25/13	Citibank N.A.	RUB	42,999	1,347,900	1,388,088	40,188
Expiring 03/25/13	Citibank N.A.	RUB	34,846	1,100,600	1,124,870	24,270
Expiring 03/25/13	Citibank N.A.	RUB	30,418	955,900	981,932	26,032
Singapore Dollar,
Expiring 01/23/13	Citibank N.A.	SGD	1,173	955,900	960,517	4,617
Expiring 01/23/13	HSBC Securities, Inc.	SGD	3,271	2,680,400	2,677,346	(3,054)
Expiring 01/23/13	HSBC Securities, Inc.	SGD	1,638	1,344,300	1,341,230	(3,070)
Expiring 01/23/13	JPMorgan Chase Bank	SGD	5,266	4,296,537	4,310,817	14,280
Expiring 01/23/13	Morgan Stanley Capital Services	SGD	3,425	2,800,000	2,803,493	3,493
Expiring 01/23/13	Morgan Stanley Capital Services	SGD	2,345	1,920,600	1,919,404	(1,196)
South African Rand,
Expiring 01/30/13	Citibank N.A.	ZAR	11,222	1,347,900	1,317,866	(30,034)
Expiring 01/30/13	Citibank N.A.	ZAR	2,426	275,200	284,909	9,709
Expiring 01/30/13	Citibank N.A.	ZAR	843	95,419	99,049	3,630
Expiring 01/30/13	JPMorgan Chase Bank	ZAR	9,027	1,078,300	1,060,181	(18,119)
South Korean Won,
Expiring 01/14/13	Citibank N.A.	KRW	2,408,250	2,153,106	2,247,337	94,231
Expiring 01/14/13	Citibank N.A.	KRW	1,061,226	955,500	990,318	34,818
Expiring 01/14/13	UBS AG	KRW	1,532,679	1,374,600	1,430,270	55,670
Expiring 03/18/13	UBS AG	KRW	1,531,609	1,375,800	1,424,173	48,373
Expiring 03/18/13	UBS AG	KRW	1,224,114	1,103,800	1,138,247	34,447
Swedish Krona,
Expiring 01/24/13	Barclays Bank PLC	SEK	30,614	4,652,114	4,704,775	52,661
Expiring 01/24/13	Citibank N.A.	SEK	9,201	1,375,700	1,414,074	38,374
Expiring 01/24/13	Citibank N.A.	SEK	9,118	1,349,000	1,401,256	52,256
Expiring 01/24/13	Citibank N.A.	SEK	6,802	1,037,102	1,045,289	8,187
Expiring 01/24/13	Citibank N.A.	SEK	6,350	955,900	975,892	19,992
Expiring 01/24/13	Deutsche Bank AG	SEK	18,682	2,863,300	2,871,025	7,725

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Swedish Krona (continued),
Expiring 01/24/13	Deutsche Bank AG	SEK	8,818	$1,332,400	$1,355,184	$22,784
Expiring 01/24/13	Goldman Sachs International	SEK	11,775	1,779,700	1,809,630	29,930
Expiring 01/24/13	Goldman Sachs International	SEK	8,851	1,330,500	1,360,204	29,704
Expiring 01/24/13	Goldman Sachs International	SEK	8,842	1,328,400	1,358,812	30,412
Expiring 01/24/13	UBS AG	SEK	16,693	2,563,300	2,565,352	2,052
Expiring 01/24/13	UBS AG	SEK	14,460	2,201,800	2,222,139	20,339
Expiring 01/24/13	UBS AG	SEK	12,418	1,857,300	1,908,444	51,144
Expiring 01/24/13	UBS AG	SEK	9,720	1,474,000	1,493,761	19,761
Expiring 01/24/13	UBS AG	SEK	9,135	1,375,800	1,403,795	27,995
Expiring 01/24/13	UBS AG	SEK	9,095	1,372,800	1,397,770	24,970
Taiwan Dollar,
Expiring 03/12/13	UBS AG	TWD	43,464	1,477,600	1,497,181	19,581
Expiring 03/12/13	UBS AG	TWD	18,682	636,600	643,545	6,945
Expiring 11/13/13	Citibank N.A.	TWD	39,023	1,366,100	1,349,659	(16,441)
Expiring 11/13/13	UBS AG	TWD	77,982	2,730,000	2,697,145	(32,855)
Thai Baht,
Expiring 02/28/13	Citibank N.A.	THB	174,725	5,654,724	5,692,608	37,884
Turkish Lira,
Expiring 01/30/13	Citibank N.A.	TRY	1,967	1,078,900	1,097,827	18,927
Expiring 01/30/13	Deutsche Bank AG	TRY	3,379	1,885,900	1,885,975	75
Expiring 01/30/13	Deutsche Bank AG	TRY	1,993	1,098,200	1,112,233	14,033
Expiring 01/30/13	Goldman Sachs International	TRY	4,905	2,702,500	2,737,856	35,356
Expiring 01/30/13	Goldman Sachs International	TRY	4,401	2,414,199	2,456,191	41,992
Expiring 01/30/13	Goldman Sachs International	TRY	2,487	1,375,500	1,388,252	12,752
Expiring 01/30/13	Goldman Sachs International	TRY	2,484	1,375,200	1,386,214	11,014
Expiring 01/30/13	Goldman Sachs International	TRY	2,382	1,328,400	1,329,253	853
Expiring 01/30/13	Goldman Sachs International	TRY	1,478	821,100	824,647	3,547
Expiring 01/30/13	Morgan Stanley Capital Services	TRY	2,688	1,474,000	1,500,375	26,375

				$289,412,966	$291,826,041	$2,413,075

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/23/13	Citibank N.A.	AUD	3,203	$3,268,500	$3,319,603	$(51,103)
Expiring 01/23/13	Citibank N.A.	AUD	2,104	2,162,000	2,181,435	(19,435)
Expiring 01/23/13	Goldman Sachs International	AUD	1,709	1,789,500	1,771,408	18,092
Expiring 01/23/13	HSBC Securities, Inc.	AUD	1,288	1,340,200	1,335,347	4,853
Expiring 01/23/13	JPMorgan Chase Bank	AUD	1,854	1,899,300	1,921,789	(22,489)
Expiring 01/23/13	JPMorgan Chase Bank	AUD	95	100,000	98,991	1,009
British Pound,
Expiring 01/25/13	Barclays Bank PLC	GBP	1,497	2,400,580	2,431,502	(30,922)
Expiring 01/25/13	Citibank N.A.	GBP	1,890	3,053,755	3,069,177	(15,422)
Expiring 01/25/13	Citibank N.A.	GBP	1,260	2,043,562	2,047,417	(3,855)
Expiring 01/25/13	Citibank N.A.	GBP	858	1,375,200	1,393,211	(18,011)
Expiring 01/25/13	Morgan Stanley Capital Services	GBP	3,090	4,952,400	5,018,962	(66,562)
Expiring 01/25/13	Morgan Stanley Capital Services	GBP	1,178	1,902,400	1,914,256	(11,856)
Canadian Dollar,
Expiring 01/22/13	Citibank N.A.	CAD	2,431	2,456,600	2,442,471	14,129
Expiring 01/22/13	Citibank N.A.	CAD	1,930	1,930,200	1,939,164	(8,964)
Expiring 01/22/13	Citibank N.A.	CAD	1,878	1,901,400	1,886,668	14,732
Expiring 01/22/13	Goldman Sachs International	CAD	1,825	1,834,000	1,833,345	655
Expiring 01/22/13	Goldman Sachs International	CAD	1,768	1,789,500	1,776,836	12,664
Expiring 01/22/13	Goldman Sachs International	CAD	1,369	1,365,000	1,376,087	(11,087)
Expiring 01/22/13	JPMorgan Chase Bank	CAD	825	827,900	829,354	(1,454)
Expiring 01/22/13	UBS AG	CAD	1,913	1,926,300	1,922,091	4,209
Chilean Peso,
Expiring 02/06/13	Citibank N.A.	CLP	674,981	1,392,863	1,402,521	(9,658)

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan Renminbi, Expiring 03/20/13	UBS AG	CNY	24,469	$3,825,118	$3,904,203	$(79,085)
Czech Koruna, Expiring 01/24/13	Barclays Bank PLC	CZK	36,823	1,926,300	1,937,566	(11,266)
Expiring 01/24/13	Barclays Bank PLC	CZK	31,950	1,656,700	1,681,152	(24,452)
Expiring 01/24/13	Barclays Bank PLC	CZK	28,829	1,510,500	1,516,948	(6,448)
Expiring 01/24/13	UBS AG	CZK	83,287	4,313,200	4,382,490	(69,290)
Expiring 01/24/13	UBS AG	CZK	26,514	1,333,200	1,395,130	(61,930)
Euro, Expiring 01/25/13	Citibank N.A.	EUR	28,750	37,153,567	37,957,224	(803,657)
Expiring 01/25/13	Citibank N.A.	EUR	10,862	14,065,071	14,340,534	(275,463)
Expiring 01/25/13	Citibank N.A.	EUR	2,304	3,003,623	3,041,664	(38,041)
Expiring 01/25/13	Citibank N.A.	EUR	1,786	2,309,778	2,357,806	(48,028)
Expiring 01/25/13	Citibank N.A.	EUR	1,268	1,637,700	1,673,727	(36,027)
Expiring 01/25/13	Citibank N.A.	EUR	1,012	1,321,453	1,335,972	(14,519)
Expiring 01/25/13	Citibank N.A.	EUR	676	876,570	892,255	(15,685)
Expiring 01/25/13	Citibank N.A.	EUR	621	807,605	819,378	(11,773)
Expiring 01/25/13	Citibank N.A.	EUR	583	752,022	769,636	(17,614)
Expiring 01/25/13	Citibank N.A.	EUR	536	691,546	707,092	(15,546)
Expiring 01/25/13	Citibank N.A.	EUR	200	258,841	264,621	(5,780)
Expiring 01/25/13	Credit Suisse International	EUR	19	24,126	24,834	(708)
Expiring 01/25/13	Deutsche Bank AG	EUR	1,062	1,375,500	1,402,754	(27,254)
Expiring 01/25/13	Goldman Sachs International	EUR	1,780	2,346,953	2,349,646	(2,693)
Expiring 01/25/13	Goldman Sachs International	EUR	617	796,400	814,209	(17,809)
Expiring 01/25/13	Goldman Sachs International	EUR	530	685,963	699,899	(13,936)
Expiring 01/25/13	JPMorgan Chase Bank	EUR	2,644	3,452,100	3,490,890	(38,790)
Expiring 01/25/13	JPMorgan Chase Bank	EUR	144	186,778	190,571	(3,793)
Expiring 01/25/13	JPMorgan Chase Bank	EUR	68	87,676	90,051	(2,375)
Expiring 01/25/13	Morgan Stanley Capital Services	EUR	2,068	2,688,834	2,730,654	(41,820)
Expiring 01/25/13	UBS AG	EUR	3,036	3,879,776	4,008,906	(129,130)
Expiring 01/25/13	UBS AG	EUR	1,072	1,375,200	1,414,814	(39,614)
Expiring 01/25/13	UBS AG	EUR	722	934,489	953,681	(19,192)
Expiring 01/25/13	UBS AG	EUR	592	757,301	781,905	(24,604)
Expiring 05/16/13	Citibank N.A.	EUR	2,176	2,830,483	2,875,324	(44,841)
Expiring 05/16/13	Citibank N.A.	EUR	1,050	1,367,625	1,387,691	(20,066)
Hungarian Forint, Expiring 01/24/13	Barclays Bank PLC	HUF	585,731	2,669,400	2,645,351	24,049
Expiring 01/24/13	Citibank N.A.	HUF	596,775	2,751,900	2,695,225	56,675
Expiring 01/24/13	Citibank N.A.	HUF	586,720	2,625,500	2,649,818	(24,318)
Indian Rupee, Expiring 01/07/13	Citibank N.A.	INR	49,278	925,400	898,043	27,357
Expiring 01/07/13	Morgan Stanley Capital Services	INR	157,248	2,994,629	2,865,716	128,913
Expiring 01/07/13	Morgan Stanley Capital Services	INR	98,546	1,857,960	1,795,924	62,036
Expiring 01/14/13	Citibank N.A.	INR	74,723	1,344,182	1,359,726	(15,544)
Malaysian Ringgit, Expiring 03/11/13	UBS AG	MYR	4,894	1,591,900	1,592,428	(528)
Mexican Peso, Expiring 01/22/13	Citibank N.A.	MXN	32,506	2,481,600	2,509,367	(27,767)
Expiring 01/22/13	Citibank N.A.	MXN	18,109	1,375,700	1,397,999	(22,299)
Expiring 01/22/13	Citibank N.A.	MXN	18,043	1,363,800	1,392,883	(29,083)
Expiring 01/22/13	JPMorgan Chase Bank	MXN	35,969	2,702,500	2,776,723	(74,223)
Expiring 01/22/13	JPMorgan Chase Bank	MXN	23,783	1,834,000	1,835,994	(1,994)
New Zealand Dollar, Expiring 01/23/13	Citibank N.A.	NZD	3,000	2,505,400	2,475,755	29,645
Expiring 01/23/13	Citibank N.A.	NZD	2,229	1,834,000	1,839,589	(5,589)
Expiring 01/23/13	Citibank N.A.	NZD	1,677	1,364,800	1,384,105	(19,305)
Expiring 01/23/13	Citibank N.A.	NZD	1,676	1,365,500	1,382,631	(17,131)
Expiring 01/23/13	Citibank N.A.	NZD	1,556	1,253,100	1,283,768	(30,668)
Expiring 01/23/13	Goldman Sachs International	NZD	1,586	1,331,900	1,308,752	23,148
Expiring 01/23/13	UBS AG	NZD	1,841	1,500,300	1,518,657	(18,357)

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone, Expiring 01/24/13	Citibank N.A.	NOK	7,931	$1,378,600	$1,425,610	$(47,010)
Expiring 01/24/13	Goldman Sachs International	NOK	15,787	2,730,000	2,837,969	(107,969)
Expiring 01/24/13	JPMorgan Chase Bank	NOK	6,229	1,081,300	1,119,678	(38,378)
Expiring 01/24/13	UBS AG	NOK	7,988	1,378,700	1,435,946	(57,246)
Peruvian Nuevo Sol, Expiring 01/10/13	Citibank N.A.	PEN	4,015	1,541,000	1,571,972	(30,972)
Polish Zloty, Expiring 01/24/13	Citibank N.A.	PLN	11,757	3,587,900	3,788,327	(200,427)
Expiring 01/24/13	Citibank N.A.	PLN	5,702	1,834,000	1,837,196	(3,196)
Expiring 01/24/13	Citibank N.A.	PLN	4,868	1,510,500	1,568,572	(58,072)
Expiring 01/24/13	Citibank N.A.	PLN	4,386	1,362,646	1,413,317	(50,671)
Expiring 01/24/13	Citibank N.A.	PLN	4,362	1,376,100	1,405,601	(29,501)
Expiring 01/24/13	Citibank N.A.	PLN	2,626	825,600	846,197	(20,597)
Expiring 01/24/13	JPMorgan Chase Bank	PLN	7,089	2,205,800	2,284,340	(78,540)
Russian Ruble, Expiring 03/25/13	Citibank N.A.	RUB	102,180	3,243,300	3,298,540	(55,240)
Expiring 03/25/13	Citibank N.A.	RUB	85,386	2,637,000	2,756,399	(119,399)
Singapore Dollar, Expiring 01/23/13	Citibank N.A.	SGD	1,682	1,364,800	1,377,235	(12,435)
Expiring 01/23/13	Goldman Sachs International	SGD	3,646	2,967,400	2,984,712	(17,312)
Expiring 01/23/13	HSBC Securities, Inc.	SGD	3,054	2,505,400	2,499,742	5,658
Expiring 01/23/13	JPMorgan Chase Bank	SGD	2,004	1,626,200	1,640,685	(14,485)
South African Rand, Expiring 01/30/13	Goldman Sachs International	ZAR	19,981	2,385,989	2,346,563	39,426
Expiring 01/30/13	JPMorgan Chase Bank	ZAR	22,822	2,715,700	2,680,182	35,518
Swedish Krona, Expiring 01/24/13	Citibank N.A.	SEK	12,955	1,933,300	1,990,979	(57,679)
Expiring 01/24/13	Citibank N.A.	SEK	12,389	1,860,300	1,903,953	(43,653)
Expiring 01/24/13	Citibank N.A.	SEK	9,196	1,378,600	1,413,226	(34,626)
Expiring 01/24/13	Citibank N.A.	SEK	9,158	1,364,800	1,407,462	(42,662)
Expiring 01/24/13	Credit Suisse International	SEK	24,011	3,575,400	3,690,053	(114,653)
Expiring 01/24/13	Goldman Sachs International	SEK	17,856	2,663,900	2,744,071	(80,171)
Expiring 01/24/13	Goldman Sachs International	SEK	9,216	1,365,000	1,416,383	(51,383)
Expiring 01/24/13	UBS AG	SEK	18,488	2,761,200	2,841,228	(80,028)
Expiring 01/24/13	UBS AG	SEK	12,617	1,897,300	1,938,920	(41,620)
Taiwan Dollar, Expiring 03/12/13	Citibank N.A.	TWD	32,172	1,102,900	1,108,207	(5,307)
Expiring 03/12/13	UBS AG	TWD	109,978	3,806,425	3,788,370	18,055
Turkish Lira, Expiring 01/30/13	Citibank N.A.	TRY	3,204	1,789,500	1,788,014	1,486
Expiring 01/30/13	Citibank N.A.	TRY	1,765	954,600	984,835	(30,235)
Expiring 01/30/13	Citibank N.A.	TRY	1,760	954,600	982,104	(27,504)
Expiring 01/30/13	Deutsche Bank AG	TRY	6,626	3,649,000	3,698,357	(49,357)
Expiring 01/30/13	Deutsche Bank AG	TRY	2,471	1,356,000	1,379,300	(23,300)
Expiring 01/30/13	JPMorgan Chase Bank	TRY	6,577	3,661,900	3,670,758	(8,858)

				$255,949,289	$259,578,319	$(3,629,030)

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$31,465	12/14/14	0.351%	3 month LIBOR(1)	$(14,149)	$—	$(14,149)	Citibank N.A.
80,685	11/30/16	0.913%	3 month LIBOR(2)	(948,268)	—	(948,268)	JPMorgan Chase Bank
5,850	10/02/19	1.189%	3 month LIBOR(2)	3,931	—	3,931	Bank of Nova Scotia
86,010	11/15/19	1.334%	3 month LIBOR(2)	(233,352)	—	(233,352)	Citibank N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements (continued)
	$5,160	01/13/22	1.676%	3 month LIBOR(1)	$24,562	$—	$24,562	Citibank N.A.
	5,160	01/13/22	1.660%	3 month LIBOR(2)	(26,777)	—	(26,777)	Citibank N.A.
	4,250	12/13/27	2.200%	3 month LIBOR(1)	(75,038)	—	(75,038)	Barclays Bank PLC
	19,800	08/15/28	2.367%	3 month LIBOR(2)	48,348	—	48,348	JPMorgan Chase Bank
AUD	2,090	12/19/32	4.423%	6 Month BBSW(1)	41,429	—	41,429	Barclays Bank PLC
AUD	590	12/20/32	4.420%	6 Month BBSW(1)	12,030	—	12,030	Citibank N.A.
BRL	12,519	01/01/17	0.000%	1 day BROIS(1)	243,958	—	243,958	Barclays Bank PLC
BRL	9,386	01/01/17	0.000%	1 day BROIS(1)	16,188	—	16,188	Citibank N.A.
CLP	1,710,000	12/06/17	5.410%	1 day CHIBNOM(1)	12,240	—	12,240	Barclays Bank PLC
EUR	28,605	12/14/14	0.349%	6 Month EURIBOR(2)	17,167	—	17,167	Citibank N.A.
EUR	3,330	12/13/27	2.065%	6 Month EURIBOR(2)	(32,578)	—	(32,578)	Barclays Bank PLC
MXN	75,000	12/02/15	5.080%	28 day Mexican interbank rate(1)	(6,964)	—	(6,964)	Morgan Stanley Capital Services
MXN	39,700	02/18/22	6.600%	28 day Mexican interbank rate(1)	199,135	—	199,135	Barclays Bank PLC
MXN	43,200	04/15/22	6.380%	28 day Mexican interbank rate(1)	159,914	—	159,914	JPMorgan Chase Bank
MXN	64,200	05/25/22	6.370%	28 day Mexican interbank rate(1)	237,391	—	237,391	Morgan Stanley Capital Services
NZD	3,000	10/25/16	4.000%	3 month NZDBBR(1)	100,941	—	100,941	Citibank N.A.
NZD	3,000	11/11/16	3.760%	3 month NZDBBR(1)	77,630	—	77,630	Citibank N.A.
NZD	3,300	03/26/17	3.810%	3 month NZDBBR(1)	114,835	—	114,835	HSBC Bank USA N.A.
NZD	1,970	09/25/22	3.790%	3 month NZDBBR(1)	19,723	—	19,723	Citibank N.A.

					$(7,704)	$—	$(7,704)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices - Sell Protection(1):
CDX.NA.IG. 19. V1	12/20/17	1.000%	$100,000	$221,830	$177,066	$44,764	Morgan Stanley Capital Services

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Implied Credit Spread at December 31, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on sovereign issues - Sell Protection(1):
Kingdom of Netherlands	03/20/13	0.250%	$9,000	0.076%	$4,179	$(43,053)	$47,232	Morgan Stanley Capital Services
Republic of Austria	03/20/13	1.000%	9,000	0.082%	21,118	(40,580)	61,698	Morgan Stanley Capital Services

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(2)#	Implied Credit Spread at December 31, 2012(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on sovereign issues - Sell Protection(1) (continued)
Republic of France	03/20/13	0.250%	$9,000	0.242%	$907	$(96,190)	$97,097	Morgan Stanley Capital Services

					$26,204	$(179,823)	$206,027

The Portfolio entered into credit default swaps as the protection seller on credit indices and sovereign issues to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Currency swap agreements outstanding at December 31, 2012:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
EUR	1,500	10/02/14	0.000%	3 month LIBOR(1)	$(49,398)	$—	$(49,398)	Credit Suisse International
EUR	2,000	10/11/14	(0.071%)	3 month LIBOR(2)	(62,449)	—	(62,449)	JPMorgan Chase Bank
EUR	3,450	10/17/14	0.000%	3 month LIBOR(3)	(84,011)	—	(84,011)	Barclays Bank PLC
EUR	4,405	10/18/14	0.000%	3 month LIBOR(4)	(65,816)	—	(65,816)	HSBC Bank USA N.A.
EUR	6,500	10/19/14	0.000%	3 month LIBOR(5)	(42,633)	—	(42,633)	JPMorgan Chase Bank
EUR	950	12/04/14	0.000%	3 month LIBOR(6)	(19,072)	—	(19,072)	Barclays Bank PLC
EUR	1,210	09/26/15	(0.080%)	3 month LIBOR(7)	(34,296)	—	(34,296)	Citibank N.A.
EUR	1,600	09/27/15	0.080%	3 month LIBOR(8)	(39,811)	—	(39,811)	HSBC Bank USA N.A.
EUR	1,950	12/14/15	0.000%	3 month LIBOR(9)	(28,814)	—	(28,814)	Barclays Bank PLC
EUR	2,500	12/17/15	0.000%	3 month LIBOR(10)	(31,242)	—	(31,242)	HSBC Bank USA N.A.
EUR	1,920	12/18/15	0.000%	3 month LIBOR(11)	(6,986)	—	(6,986)	Citibank N.A.
EUR	4,100	12/19/15	0.000%	3 month LIBOR(12)	(12,528)	—	(12,528)	HSBC Bank USA N.A.
EUR	7,500	12/20/15	0.000%	3 month LIBOR(13)	(11,959)	—	(11,959)	Credit Suisse International
EUR	2,180	07/14/17	4.250%	3 month LIBOR(14)	(519,284)	(227,068)	(292,216)	Citibank N.A.
EUR	220	07/14/17	4.250%	3 month LIBOR(15)	(53,091)	(25,141)	(27,950)	Citibank N.A.
EUR	1,900	09/28/17	(0.165%)	3 month LIBOR(16)	(63,013)	—	(63,013)	HSBC Bank USA N.A.
JPY	100,000	06/08/15	4.500%	3 month LIBOR(17)	68,869	(73,635)	142,504	Citibank N.A.
JPY	20,000	06/08/15	4.500%	3 month LIBOR(18)	14,148	(10,063)	24,211	Citibank N.A.
JPY	55,000	03/24/17	3.450%	3 month LIBOR(19)	93,172	4,501	88,671	Citibank N.A.

					$(948,214)	$(331,406)	$(616,808)

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Currency swap agreements outstanding at December 31, 2012 (continued):

(1)	The Portfolio pays a floating rate of 3 month EURIBOR - 29.5 basis points based on a notional amount of EUR 1,500,000. The Portfolio receives a floating rate based on a notional amount of $1,927,500.

(2)	The Portfolio pays a floating rate of 3 month EURIBOR - 28.25 basis points based on a notional amount of EUR 2,000,000. The Portfolio receives a floating rate based on a notional amount of $2,574,440.

(3)	The Portfolio pays a floating rate of 3 month EURIBOR - 28.25 basis points based on a notional amount of EUR 3,450,000. The Portfolio receives a floating rate based on a notional amount of $4,464,990.

(4)	The Portfolio pays a floating rate of 3 month EURIBOR - 28.75 basis points based on a notional amount of EUR 4,405,000. The Portfolio receives a floating rate based on a notional amount of $5,741,918.

(5)	The Portfolio pays a floating rate of 3 month EURIBOR - 28.375 basis points based on a notional amount of EUR 6,500,000. The Portfolio receives a floating rate based on a notional amount of $8,528,000.

(6)	The Portfolio pays a floating rate of 3 month EURIBOR - 30.5 basis points based on a notional amount of EUR 950,000. The Portfolio receives a floating rate based on a notional amount of $1,233,670.

(7)	The Portfolio pays a floating rate of 3 month EURIBOR - 30.5 basis points based on a notional amount of EUR 1,210,000. The Portfolio receives a floating rate based on a notional amount of $1,562,231.

(8)	The Portfolio pays a floating rate of 3 month EURIBOR - 30.25 basis points based on a notional amount of EUR 1,600,000. The Portfolio receives a floating rate based on a notional amount of $2,071,520.

(9)	The Portfolio pays a floating rate of 3 month EURIBOR - 31.7 basis points based on a notional amount of EUR 1,950,000. The Portfolio receives a floating rate based on a notional amount of $2,542,995.

(10)	The Portfolio pays a floating rate of 3 month EURIBOR - 30.5 basis points based on a notional amount of EUR 2,500,000. The Portfolio receives a floating rate based on a notional amount of $3,268,000.

(11)	The Portfolio pays a floating rate of 3 month EURIBOR - 30 basis points based on a notional amount of EUR 1,920,000. The Portfolio receives a floating rate based on a notional amount of $2,526,720.

(12)	The Portfolio pays a floating rate of 3 month EURIBOR - 30.25 basis points based on a notional amount of EUR 4,100,000. The Portfolio receives a floating rate based on a notional amount of $5,397,650.

(13)	The Portfolio pays a floating rate of 3 month EURIBOR - 30.5 basis points based on a notional amount of EUR 7,500,000. The Portfolio receives a floating rate based on a notional amount of $9,883,875.

(14)	The Portfolio pays a fixed rate based on a notional amount of EUR 2,180,000. The Portfolio receives a floating rate based on a notional amount of $2,658,292.

(15)	The Portfolio pays a fixed rate based on a notional amount of EUR 220,000. The Portfolio receives a floating rate based on a notional amount of $269,038.

(16)	The Portfolio pays a floating rate of 3 month EURIBOR - 31.75 basis points based on a notional amount of EUR 1,900,000. The Portfolio receives a floating rate based on a notional amount of $2,443,400.

(17)	The Portfolio pays a fixed rate based on a notional amount of JPY 100,000,000. The Portfolio receives a floating rate based on a notional amount of $1,284,027.

(18)	The Portfolio pays a fixed rate based on a notional amount of JPY 20,000,000. The Portfolio receives a floating rate based on a notional amount of $255,951.

(19)	The Portfolio pays a fixed rate based on a notional amount of JPY 55,000,000. The Portfolio receives a floating rate based on a notional amount of $706,305.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$168,148,515	$—
Residential Mortgage-Backed Securities	—	111,724,840	—
Bank Loans	—	61,177,898	—
Commercial Mortgage-Backed Securities	—	261,622,793	—
Corporate Bonds	—	839,635,297	10,131,994
Municipal Bonds	—	41,577,900	—
Non-Corporate Foreign Agencies	—	65,034,302	—
Sovereigns	—	170,437,471	—
U.S. Government Agency Obligations	—	57,903,735	—
U.S. Government Mortgage-Backed Securities	—	676,676,720	—
U.S. Treasury Obligations	—	878,430,922	—
Affiliated Money Market Mutual Fund	1,330,047,545	—	—
Other Financial Instruments*
Futures Contracts	751,597	—	—
Forward Foreign Currency Contracts	—	(1,215,955)	—
Interest Rate Swaps	—	(7,704)	—
Credit Default Swaps	—	250,791	—
Currency Swaps	—	(616,808)	—

Total	$1,330,799,142	$3,330,780,717	$10,131,994

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (including 7.6% of collateral received for securities on loan)	34.4%
U.S. Treasury Obligations	22.7
U.S. Government Mortgage-Backed Securities	17.5
Banking	7.3
Commercial Mortgage-Backed Securities	6.8
Sovereigns	4.4
Non-Residential Mortgage-Backed Securities	4.3
Residential Mortgage-Backed Securities	2.9
Non-Corporate Foreign Agencies	1.7
Insurance	1.5
U.S. Government Agency Obligations	1.5
Healthcare & Pharmaceutical	1.4
Municipal Bonds	1.1
Cable	1.0
Capital Goods	1.0
Energy - Other	1.0
Telecommunications	1.0
Media & Entertainment	0.9
Non-Captive Finance	0.9
Chemicals	0.8
Foods	0.8
Healthcare Insurance	0.7
Metals	0.7
Electric	0.6
Retailers	0.5
Paper	0.4
Technology	0.4
Tobacco	0.4
Automotive	0.3
Airlines	0.3
Energy - Integrated	0.3
Building Materials & Construction	0.2
Consumer	0.2
Lodging	0.2
Pipelines & Other	0.2
Railroads	0.2
Aerospace & Defense	0.1
Gaming	0.1
Real Estate Investment Trusts	0.1

120.8
Liabilities in excess of other assets	(20.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$250,791		—	$—
Credit contracts	Premiums paid for swap agreements	177,066		Premiums received for swap agreements	179,823
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	3,670,475		Unrealized depreciation on foreign currency forward contracts	4,886,430
Interest rate contracts	Unrealized appreciation on swap agreements	1,584,808		Unrealized depreciation on swap agreements	2,209,320
Interest rate contracts	Premiums paid for swap agreements	4,501		Premiums received for swap agreements	335,907
Interest rate contracts	Due to broker — variation margin	902,317	*	Due to broker — variation margin	150,720	*

Total		$6,589,958			$7,762,200

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$1,829,796	$(359,457)	$(3,414,121)	$—	$35,831	$(1,907,951)
Foreign exchange contracts	—	—	—	1,180,783	—	1,180,783
Credit contracts	—	—	—	—	(3,741,322)	(3,741,322)

Total	$1,829,796	$(359,457)	$(3,414,121)	$1,180,783	$(3,705,491)	$(4,468,490)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$1,211,813	$—	$(553,173)	$658,640
Credit contracts	—	—	(494,819)	(494,819)
Foreign exchange contracts	—	(972,253)	—	(972,253)

Total	$1,211,813	$(972,253)	$(1,047,992)	$(808,432)

As of December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Forward Currency Contracts - Purchased(2)	Forward Currency Contracts - Sold(3)	Interest Rate Swaps(4)	Credit Default Swaps as Buyer(4)	Credit Default Swaps as Writer(4)	Currency Contracts Swaps(4)	Inflation Swaps(4)
$292,286,016	$64,939,705	$145,598,554	$123,094,123	$168,493,162	$112,139,668	$90,150,000	$14,650,607	$430,000

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $288,758,846:
Unaffiliated investments (cost $3,253,814,409)	$3,342,502,387
Affiliated investments (cost $1,330,047,545)	1,330,047,545
Cash	222,571
Foreign currency, at value (cost $524,944)	542,639
Receivable for investments sold	167,360,263
Dividends and interest receivable	20,065,067
Receivable for fund share sold	4,885,865
Unrealized appreciation on foreign currency forward contracts	3,670,475
Unrealized appreciation on swap agreements	1,835,599
Premium paid for swap agreements	181,567
Tax reclaim receivable	19,836
Prepaid expenses	13,590

Total Assets	4,871,347,404

LIABILITIES:
Payable for investments purchased	695,872,810
Payable to broker for collateral for securities on loan	295,914,102
Unrealized depreciation on foreign currency forward contracts	4,886,430
Unrealized depreciation on swap agreements	2,209,320
Advisory fees payable	1,756,261
Premium received for swap agreements	515,730
Due to broker-variation margin	367,612
Shareholder servicing fees payable	174,854
Accrued expenses and other liabilities	98,916
Affiliated transfer agent fee payable	478

Total Liabilities	1,001,796,513

NET ASSETS	$3,869,550,891

Net assets were comprised of:
Paid-in capital	$3,716,935,116
Retained earnings	152,615,775

Net assets, December 31, 2012	$3,869,550,891

Net asset value and redemption price per share, $3,869,550,891 / 357,981,106 outstanding shares of beneficial interest	$10.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$67,322,426
Affiliated dividend income	963,427
Affiliated income from securities lending, net	204,090

68,489,943

EXPENSES
Advisory fees	15,299,948
Shareholder servicing fees and expenses	2,185,707
Custodian and accounting fees	265,000
Audit fee	37,000
Trustees’ fees	29,000
Insurance expenses	14,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Commitment fee on syndicated credit agreement	5,000
Shareholders’ reports	4,000
Miscellaneous	14,212

Total expenses	17,876,867
Less: advisory fee waiver and expense reimbursement	(717,978)
Less: shareholder servicing fee waiver	(689,283)

Net expenses	16,469,606

NET INVESTMENT INCOME	52,020,337

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	18,242,345
Futures transactions	(3,414,121)
Swap agreement transactions	(3,705,491)
Options written transactions	(359,457)
Foreign currency transactions	1,952,972

12,716,248

Net change in unrealized appreciation (depreciation) on:
Investments	79,585,716
Futures	1,211,813
Swap agreements	(1,047,992)
Foreign currencies	(941,148)

78,808,389

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	91,524,637

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$143,544,974

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PRUDENTIAL CORE BOND PORTFOLIO (continued)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	October 17, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$52,020,337	$4,285,036
Net realized gain on investment and foreign currency transactions	12,716,248	4,292,264
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	78,808,389	9,077,037

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	143,544,974	17,654,337

DISTRIBUTIONS	(8,583,536)	—

FUND SHARE TRANSACTIONS:
Fund share sold [243,476,697 and 194,115,385 shares, respectively]	2,597,163,338	1,948,031,156
Fund share issued in reinvestment of distributions [826,930 and 0 shares, respectively]	8,583,536	—
Fund share repurchased [63,134,601 and 17,303,305 shares, respectively]	(663,344,831)	(173,498,083)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,942,402,043	1,774,533,073

TOTAL INCREASE IN NET ASSETS	2,077,363,481	1,792,187,410
NET ASSETS:
Beginning of period	1,792,187,410	—

End of period	$3,869,550,891	$1,792,187,410

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST QMA US EQUITY ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 126.2%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 2.5%
AAR Corp.	16,400	$306,352
Alliant Techsystems, Inc.	24,800	1,536,608
Esterline Technologies Corp.*	12,000	763,320
Exelis, Inc.	33,300	375,291
General Dynamics Corp.	40,100	2,777,727
Huntington Ingalls Industries, Inc.	19,100	827,794
Northrop Grumman Corp.	37,800	2,554,524
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	59,700	1,013,109
Triumph Group, Inc.	6,200	404,860

		10,559,585

Air Freight & Logistics — 0.9%
United Parcel Service, Inc. (Class B Stock)	49,000	3,612,770

Airlines — 0.5%
Allegiant Travel Co.	8,600	631,326
Delta Air Lines, Inc.*	82,400	978,088
Spirit Airlines, Inc.*	18,900	334,908

		1,944,322

Auto Components — 0.9%
Delphi Automotive PLC (United Kingdom)*	71,800	2,746,350
Federal-Mogul Corp.*	16,100	129,122
Lear Corp.	18,900	885,276

		3,760,748

Automobiles — 0.3%
Thor Industries, Inc.	33,400	1,250,162

Beverages — 1.3%
Coca-Cola Co. (The)	60,000	2,175,000
Coca-Cola Enterprises, Inc.	33,100	1,050,263
PepsiCo, Inc.	33,400	2,285,562

		5,510,825

Biotechnology — 3.5%
Alexion Pharmaceuticals, Inc.*	17,300	1,622,913
Amgen, Inc.	46,100	3,979,352
Biogen Idec, Inc.*	21,500	3,153,405
Celgene Corp.*	40,700	3,203,904
Myriad Genetics, Inc.*	39,600	1,079,100
United Therapeutics Corp.*	31,900	1,704,098

		14,742,772

Building Products — 1.1%
Fortune Brands Home & Security, Inc.*	77,800	2,273,316
Lennox International, Inc.	41,300	2,169,076

		4,442,392

Capital Markets — 2.2%
BlackRock, Inc.	10,200	2,108,442
Goldman Sachs Group, Inc. (The)	31,300	3,992,628
Invesco Ltd. (Bermuda)	32,300	842,707
Raymond James Financial, Inc.	9,800	377,594
T. Rowe Price Group, Inc.	28,200	1,836,666

		9,158,037

Chemicals — 2.5%
Ashland, Inc.	11,800	948,838
CF Industries Holdings, Inc.	12,000	2,437,920
Eastman Chemical Co.	14,600	993,530

COMMON STOCKS (continued)	Shares	Value (Note 2)
Chemicals (continued)
FutureFuel Corp.	4,000	$47,360
Koppers Holdings, Inc.	6,800	259,420
LSB Industries, Inc.*	20,800	736,736
Mosaic Co. (The)	25,800	1,461,054
RPM International, Inc.	32,500	954,200
Schulman, (A.), Inc.	2,100	60,753
Sherwin-Williams Co. (The)	16,700	2,568,794
Stepan Co.	800	44,432

		10,513,037

Commercial Banks — 4.6%
BB&T Corp.	22,200	646,242
East West Bancorp, Inc.	23,600	507,164
Fifth Third Bancorp	163,800	2,488,122
Huntington Bancshares, Inc.	347,000	2,217,330
KeyCorp	273,300	2,301,186
PNC Financial Services Group, Inc.	14,700	857,157
Regions Financial Corp.	214,500	1,527,240
U.S. Bancorp	115,500	3,689,070
Wells Fargo & Co.	145,101	4,959,552

		19,193,063

Commercial Services & Supplies — 0.7%
ADT Corp. (The)	7,700	357,973
Avery Dennison Corp.	4,400	153,648
Cintas Corp.	12,500	511,250
Copart, Inc.*	43,000	1,268,500
Deluxe Corp.	5,700	183,768
Knoll, Inc.	4,300	66,048
Rollins, Inc.	14,500	319,580
UniFirst Corp.	900	65,988

		2,926,755

Communications Equipment — 3.3%
Brocade Communications Systems, Inc.*	362,600	1,932,658
Cisco Systems, Inc.	274,700	5,397,855
F5 Networks, Inc.*	6,600	641,190
Harris Corp.	4,600	225,216
QUALCOMM, Inc.	76,800	4,763,136
Riverbed Technology, Inc.*	36,500	719,780

		13,679,835

Computers & Peripherals — 4.9%
Apple, Inc.	23,500	12,526,205
Dell, Inc.	110,000	1,114,300
EMC Corp.*	85,700	2,168,210
Hewlett-Packard Co.	211,600	3,015,300
NetApp, Inc.*	47,100	1,580,205

		20,404,220

Construction & Engineering — 0.4%
KBR, Inc.	25,400	759,968
URS Corp.	26,600	1,044,316

		1,804,284

Construction Materials — 0.3%
Eagle Materials, Inc.	24,500	1,433,250

Consumer Finance — 1.3%
Discover Financial Services	64,800	2,498,040
Nelnet, Inc. (Class A Stock)	22,100	658,359
Portfolio Recovery Associates, Inc.*	2,900	309,894

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Consumer Finance (continued)
SLM Corp.	105,300	$1,803,789

		5,270,082

Containers & Packaging — 0.6%
Ball Corp.	14,100	630,975
Greif, Inc. (Class A Stock)	16,100	716,450
Owens-Illinois, Inc.*	44,700	950,769

		2,298,194

Diversified Consumer Services — 0.3%
Apollo Group, Inc. (Class A Stock)*	51,900	1,085,748

Diversified Financial Services — 3.9%
Bank of America Corp.	492,146	5,708,894
Citigroup, Inc.	90,640	3,585,718
JPMorgan Chase & Co.	159,076	6,994,572

		16,289,184

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	126,500	4,264,315
Verizon Communications, Inc.	127,700	5,525,579

		9,789,894

Electric Utilities — 1.3%
El Paso Electric Co.	16,700	532,897
Entergy Corp.	19,100	1,217,625
Exelon Corp.	37,200	1,106,328
NV Energy, Inc.	84,500	1,532,830
Portland General Electric Co.	3,600	98,496
Xcel Energy, Inc.	34,400	918,824

		5,407,000

Electrical Equipment — 1.3%
Babcock & Wilcox Co. (The)	56,600	1,482,920
Emerson Electric Co.	41,200	2,181,952
EnerSys, Inc.*	18,600	699,918
Hubbell, Inc. (Class B Stock)	10,300	871,689

		5,236,479

Electronic Equipment, Instruments & Components — 1.2%
Arrow Electronics, Inc.*	6,300	239,904
Avnet, Inc.*	63,800	1,952,918
Ingram Micro, Inc. (Class A Stock)*	100,300	1,697,076
Jabil Circuit, Inc.	19,900	383,871
Tech Data Corp.*	17,600	801,328

		5,075,097

Energy Equipment & Services — 1.9%
Bristow Group, Inc.	3,300	177,078
Ensco PLC (United Kingdom) (Class A Stock)	14,300	847,704
Geospace Technologies Corp.*	8,400	746,508
Helix Energy Solutions Group, Inc.*	21,700	447,888
Oil States International, Inc.*	26,200	1,874,348
Parker Drilling Co.*	20,500	94,300
Schlumberger Ltd. (Netherlands)	8,700	602,823
Superior Energy Services, Inc.*	74,500	1,543,640
Tidewater, Inc.	19,200	857,856
Unit Corp.*	16,200	729,810

		7,921,955

COMMON STOCKS (continued)	Shares	Value (Note 2)
Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	2,500	$246,925
CVS Caremark Corp.	67,900	3,282,965
Kroger Co. (The)	82,500	2,146,650
Wal-Mart Stores, Inc.	48,000	3,275,040

		8,951,580

Food Products — 2.4%
Archer-Daniels-Midland Co.	97,500	2,670,525
Bunge Ltd. (Bermuda)	11,500	835,935
Cal-Maine Foods, Inc.	3,100	124,682
Darling International, Inc.*	15,300	245,412
Hillshire Brands Co.	25,800	726,012
Ingredion, Inc.	31,400	2,023,102
Kraft Foods Group, Inc.	23,500	1,068,545
Mondelez International, Inc. (Class A Stock)	18,700	476,289
Pilgrim’s Pride Corp.*	13,700	99,325
Tyson Foods, Inc. (Class A Stock)	84,100	1,631,540

		9,901,367

Gas Utilities — 0.2%
UGI Corp.	28,500	932,235

Healthcare Equipment & Supplies — 3.4%
Abbott Laboratories	66,200	4,336,100
Boston Scientific Corp.*	26,000	148,980
C.R. Bard, Inc.	4,800	469,152
CareFusion Corp.*	22,700	648,766
Covidien PLC (Ireland)	48,200	2,783,068
Intuitive Surgical, Inc.*	3,100	1,520,147
Masimo Corp.	6,200	130,262
Medtronic, Inc.	38,700	1,587,474
St. Jude Medical, Inc.	31,700	1,145,638
Stryker Corp.	7,700	422,114
Thoratec Corp.*	21,700	814,184

		14,005,885

Healthcare Providers & Services — 2.5%
Aetna, Inc.	10,200	472,260
CIGNA Corp.	7,800	416,988
Health Net, Inc.*	25,900	629,370
Humana, Inc.	34,600	2,374,598
UnitedHealth Group, Inc.	66,900	3,628,656
Universal Health Services, Inc. (Class B Stock)	26,500	1,281,275
WellPoint, Inc.	25,400	1,547,368

		10,350,515

Healthcare Technology — 0.2%
Computer Programs & Systems, Inc.	6,500	327,210
MedAssets, Inc.*	11,400	191,178
Omnicell, Inc.*	9,500	141,265

		659,653

Hotels, Restaurants & Leisure — 2.3%
Biglari Holdings, Inc.*	500	195,010
Cracker Barrel Old Country Store, Inc.	2,900	186,354
Darden Restaurants, Inc.	15,600	703,092
International Game Technology	79,200	1,122,264
Interval Leisure Group, Inc.	5,700	110,523
Krispy Kreme Doughnuts, Inc.*	26,500	248,570
Marriott International, Inc. (Class A Stock)	63,600	2,370,372
McDonald’s Corp.	8,300	732,143

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Hotels, Restaurants & Leisure (continued)
Panera Bread Co. (Class A Stock)*	13,200	$2,096,556
Pinnacle Entertainment, Inc.*	32,200	509,726
Sonic Corp.*	8,300	86,403
Yum! Brands, Inc.	15,600	1,035,840

		9,396,853

Household Durables — 1.7%
La-Z-Boy, Inc.	11,100	157,065
Leggett & Platt, Inc.	8,700	236,814
Mohawk Industries, Inc.*	10,600	958,982
NACCO Industries, Inc. (Class A Stock)	2,700	163,863
Pulte Group, Inc.*	8,200	148,912
Tempur-Pedic International, Inc.*	40,400	1,272,196
Tupperware Brands Corp.	31,200	1,999,920
Whirlpool Corp.	21,000	2,136,750

		7,074,502

Household Products — 1.5%
Colgate-Palmolive Co.	6,800	710,872
Procter & Gamble Co. (The)	82,000	5,566,980

		6,277,852

Independent Power Producers & Energy Traders — 0.6%
AES Corp. (The)	217,600	2,328,320

Industrial Conglomerates — 1.4%
General Electric Co.	275,470	5,782,115
Standex International Corp.	2,700	138,483

		5,920,598

Insurance — 3.5%
ACE Ltd. (Switzerland)	22,200	1,771,560
Allied World Assurance Co. Holdings AG (Switzerland)	7,500	591,000
American Financial Group, Inc.	26,500	1,047,280
Assurant, Inc.	18,300	635,010
Berkshire Hathaway, Inc. (Class B Stock)*	19,900	1,785,030
Chubb Corp. (The)	20,200	1,521,464
CNA Financial Corp.	7,900	221,279
Genworth Financial, Inc. (Class A Stock)*	94,600	710,446
HCC Insurance Holdings, Inc.	5,300	197,213
Loews Corp.	10,100	411,575
Marsh & McLennan Cos., Inc.	28,400	978,948
MetLife, Inc.	79,000	2,602,260
ProAssurance Corp.	19,000	801,610
Reinsurance Group of America, Inc.	7,500	401,400
Symetra Financial Corp.	43,000	558,140
Unum Group	17,400	362,268

		14,596,483

Internet & Catalog Retail — 0.3%
HSN, Inc.	18,100	996,948
Liberty Interactive Corp. (Class A Stock)*	7,500	147,600

		1,144,548

Internet Software & Services — 2.1%
Akamai Technologies, Inc.*	51,100	2,090,501
Dice Holdings, Inc.*	42,600	391,068
Google, Inc. (Class A Stock)*	3,900	2,766,543
IAC/InterActiveCorp	48,200	2,279,860
United Online, Inc.	9,500	53,105

COMMON STOCKS (continued)	Shares	Value (Note 2)
Internet Software & Services (continued)
Yahoo!, Inc.*	54,600	$1,086,540

		8,667,617

IT Services — 3.7%
Accenture PLC (Ireland) (Class A Stock)	49,000	3,258,500
Cognizant Technology Solutions Corp. (Class A Stock)*	6,800	503,540
CoreLogic, Inc.*	85,700	2,307,044
Global Payments, Inc.	30,300	1,372,590
International Business Machines Corp.	18,000	3,447,900
Lender Processing Services, Inc.	68,700	1,691,394
SAIC, Inc.	117,900	1,334,628
Syntel, Inc.	4,600	246,514
Total System Services, Inc.	28,700	614,754
Unisys Corp.*	14,900	257,770
Visa, Inc. (Class A Stock)	2,500	378,950

		15,413,584

Leisure Equipment & Products — 0.7%
Polaris Industries, Inc.	25,200	2,120,580
Smith & Wesson Holding Corp.*	74,200	626,248

		2,746,828

Life Sciences Tools & Services — 1.3%
Bruker Corp.*	26,600	406,182
Charles River Laboratories International, Inc.*	22,400	839,328
Life Technologies Corp.*	30,700	1,506,756
Mettler-Toledo International, Inc.*	1,900	367,270
PerkinElmer, Inc.	13,900	441,186
Thermo Fisher Scientific, Inc.	28,100	1,792,218

		5,352,940

Machinery — 3.8%
AGCO Corp.*	11,900	584,528
American Railcar Industries, Inc.	5,700	180,861
Blount International, Inc.*	10,600	167,692
Deere & Co.	34,500	2,981,490
Donaldson Co., Inc.	20,800	683,072
Harsco Corp.	14,800	347,800
Hyster-Yale Materials Handling, Inc.	2,700	131,760
Ingersoll-Rand PLC (Ireland)	40,200	1,927,992
Lincoln Electric Holdings, Inc.	9,300	452,724
Middleby Corp.*	2,900	371,809
Mueller Industries, Inc.	8,400	420,252
Nordson Corp.	9,300	587,016
Oshkosh Corp.*	73,200	2,170,380
Snap-on, Inc.	1,200	94,788
Tennant Co.	2,900	127,455
Timken Co.	48,500	2,319,755
Titan International, Inc.	10,400	225,888
Toro Co. (The)	7,000	300,860
Valmont Industries, Inc.	10,700	1,461,085
Wabtec Corp.	4,000	350,160

		15,887,367

Marine — 0.1%
Matson, Inc.	16,600	410,352

Media — 3.1%
Belo Corp. (Class A Stock)	46,700	358,189
Carmike Cinemas, Inc.*	9,000	135,000

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
CBS Corp. (Class B Stock)	57,200	$2,176,460
Cinemark Holdings, Inc.	15,700	407,886
Comcast Corp. (Class A Stock)	95,100	3,554,838
DIRECTV*	58,400	2,929,344
Global Sources Ltd. (Bermuda)*	15,700	101,736
Madison Square Garden Co. (The) (Class A Stock)*	3,900	172,965
Walt Disney Co. (The)	64,500	3,211,455

		13,047,873

Metals & Mining — 2.5%
Alcoa, Inc.	223,300	1,938,244
Coeur d’Alene Mines Corp.*	33,600	826,560
Commercial Metals Co.	12,200	181,292
Freeport-McMoRan Copper & Gold, Inc.	85,800	2,934,360
Metals USA Holdings Corp.	12,100	211,629
Noranda Aluminum Holding Corp.	9,500	58,045
Reliance Steel & Aluminum Co.	28,900	1,794,690
Southern Copper Corp.	52,500	1,987,650
Worthington Industries, Inc.	20,600	535,394

		10,467,864

Multiline Retail — 1.7%
Dillard’s, Inc. (Class A Stock)	24,000	2,010,480
Dollar General Corp.*	20,800	917,072
Dollar Tree, Inc.*	48,300	1,959,048
Macy’s, Inc.	57,400	2,239,748

		7,126,348

Multi-Utilities — 1.6%
Alliant Energy Corp.	33,400	1,466,594
Ameren Corp.	69,600	2,138,112
Avista Corp.	5,800	139,838
Consolidated Edison, Inc.	37,900	2,104,966
Public Service Enterprise Group, Inc.	32,400	991,440

		6,840,950

Oil, Gas & Consumable Fuels — 12.4%
Alon USA Energy, Inc.	21,600	390,744
Apache Corp.	36,900	2,896,650
Berry Petroleum Co. (Class A Stock)	20,900	701,195
Cabot Oil & Gas Corp.	49,900	2,482,026
Chevron Corp.	75,446	8,158,731
ConocoPhillips	72,100	4,181,079
Exxon Mobil Corp.	125,800	10,887,990
Hess Corp.	17,000	900,320
Hollyfrontier Corp.	39,400	1,834,070
Marathon Petroleum Corp.	47,550	2,995,650
Murphy Oil Corp.	29,100	1,732,905
Noble Energy, Inc.	4,100	417,134
Occidental Petroleum Corp.	49,300	3,776,873
Phillips 66	54,200	2,878,020
Swift Energy Co.*	5,000	76,950
Tesoro Corp.	59,300	2,612,165
Valero Energy Corp.	88,600	3,023,032
Williams Cos., Inc. (The)	46,500	1,522,410

		51,467,944

Paper & Forest Products — 0.2%
Domtar Corp.	4,400	367,488

COMMON STOCKS (continued)	Shares	Value (Note 2)
Paper & Forest Products (continued)
Schweitzer-Mauduit International, Inc.	9,900	$386,397

		753,885

Personal Products — 0.4%
Herbalife Ltd. (Cayman Islands)	24,200	797,148
Medifast, Inc.*	3,400	89,726
Nu Skin Enterprises, Inc. (Class A Stock)	17,900	663,195
USANA Health Sciences, Inc.*	8,100	266,733

		1,816,802

Pharmaceuticals — 3.7%
Endo Health Solutions, Inc.*	59,500	1,563,065
Johnson & Johnson	55,000	3,855,500
Merck & Co., Inc.	32,400	1,326,456
Pfizer, Inc.	202,405	5,076,317
Warner Chilcott PLC (Ireland) (Class A Stock)	127,800	1,538,712
Watson Pharmaceuticals, Inc.*	23,300	2,003,800

		15,363,850

Professional Services — 0.4%
Equifax, Inc.	27,300	1,477,476
Exponent, Inc.*	1,600	89,328
Korn/Ferry International*	3,400	53,924
Navigant Consulting, Inc.*	10,200	113,832
Resources Connection, Inc.	11,700	139,698

		1,874,258

Real Estate Investment Trusts — 4.3%
American Capital Agency Corp.	74,900	2,167,606
American Tower Corp.	32,600	2,519,002
Annaly Capital Management, Inc.	126,400	1,774,656
Camden Property Trust	1,400	95,494
Chatham Lodging Trust	4,200	64,596
CommonWealth REIT	64,225	1,017,324
DiamondRock Hospitality Co.	44,200	397,800
Franklin Street Properties Corp. (Class C Stock)	21,100	259,741
General Growth Properties, Inc.	119,000	2,362,150
HCP, Inc.	6,100	275,598
Hospitality Properties Trust	60,500	1,416,910
Inland Real Estate Corp.	79,200	663,696
Investors Real Estate Trust	6,200	54,126
Piedmont Office Realty Trust, Inc. (Class A Stock)	10,000	180,500
Resource Capital Corp.	49,100	274,960
RLJ Lodging Trust	13,200	255,684
Simon Property Group, Inc.	11,800	1,865,462
Vornado Realty Trust	22,800	1,825,824
Winthrop Realty Trust	27,100	299,455

		17,770,584

Real Estate Management & Development — 0.5%
Forestar Group, Inc.*	6,400	110,912
Jones Lang LaSalle, Inc.	22,500	1,888,650

		1,999,562

Road & Rail — 1.8%
CSX Corp.	88,300	1,742,159
Norfolk Southern Corp.	30,700	1,898,488

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)
Road & Rail (continued)
Union Pacific Corp	29,400	$3,696,168

		7,336,815

Semiconductors & Semiconductor Equipment — 2.3%
Avago Technologies Ltd. (Singapore)	8,700	275,442
Entropic Communications, Inc.*	14,300	75,647
Inphi Corp.*	10,400	99,632
Intel Corp.	161,980	3,341,647
Kulicke & Soffa Industries, Inc.*	58,800	705,012
LSI Corp.*	273,100	1,933,548
NVIDIA Corp.	188,300	2,314,207
Silicon Image, Inc.*	43,900	217,744
Silicon Laboratories, Inc.*	16,200	677,322
Spansion, Inc. (Class A Stock)*	7,800	108,498

		9,748,699

Software — 5.7%
Activision Blizzard, Inc	14,700	156,114
AVG Technologies NV (Netherlands)	10,600	167,798
BMC Software, Inc.*	33,300	1,320,678
CA, Inc.	101,100	2,222,178
Intuit, Inc.	38,100	2,266,950
Microsoft Corp.	288,300	7,706,259
Oracle Corp.	176,300	5,874,316
Rovi Corp.*	35,900	553,937
SolarWinds, Inc.*	14,400	755,280
Symantec Corp.*	80,100	1,506,681
VMware, Inc. (Class A Stock)*	12,300	1,157,922

		23,688,113

Specialty Retail — 4.0%
Bed Bath & Beyond, Inc.*	23,000	1,285,930
Best Buy Co., Inc.	57,900	686,115
Body Central Corp.*	17,700	176,292
Cato Corp. (The) (Class A Stock)	1,800	49,374
Express, Inc.*	45,100	680,559
Finish Line, Inc. (The) (Class A Stock)	34,500	653,085
Foot Locker, Inc.	24,600	790,152
Gap, Inc. (The)	72,500	2,250,400
Genesco, Inc.*	1,400	77,000
Home Depot, Inc. (The)	26,100	1,614,285
PetSmart, Inc.	34,700	2,371,398
Ross Stores, Inc.	40,600	2,198,490
Select Comfort Corp.*	30,000	785,100
TJX Cos., Inc. (The)	71,600	3,039,420

		16,657,600

Textiles, Apparel & Luxury Goods — 1.8%
Carter’s, Inc.*	38,700	2,153,655
Coach, Inc.	29,600	1,643,096
Michael Kors Holdings Ltd. (British Virgin Islands)*	4,200	214,326
Movado Group, Inc.	2,700	82,836
NIKE, Inc. (Class B Stock)	66,200	3,415,920
VF Corp.	1,000	150,970

		7,660,803

Tobacco — 0.9%
Altria Group, Inc.	58,300	1,831,786
Lorillard, Inc.	2,100	245,007

COMMON STOCKS (continued)	Shares	Value (Note 2)
Tobacco (continued)
Philip Morris International, Inc.	18,950	$1,584,978

		3,661,771

Trading Companies & Distributors — 0.2%
Applied Industrial Technologies, Inc	6,000	252,060
DXP Enterprises, Inc.*	11,500	564,305

		816,365

Water Utilities — 0.5%
American Water Works Co., Inc.	57,500	2,134,975

Wireless Telecommunication Services — 0.4%
MetroPCS Communications, Inc.*	152,100	1,511,874
Sprint Nextel Corp.*	18,500	104,895

		1,616,769

TOTAL LONG-TERM INVESTMENTS (cost $488,837,013)		525,180,599

SHORT-TERM INVESTMENTS — 3.1%
AFFILIATED MONEY MARKET MUTUAL FUND — 2.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $12,306,124)(w)(Note 4)	12,306,124	12,306,124

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n) — 0.2%
U.S. Treasury Bills
0.046%	03/21/13	$700	699,947
0.050%	03/21/13	10	9,999

TOTAL U.S. TREASURY OBLIGATIONS (cost $709,921)			709,946

TOTAL SHORT-TERM INVESTMENTS (cost $13,016,045)			13,016,070

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 129.3% (cost $501,853,058)			538,196,669

	Shares
SECURITIES SOLD SHORT — (29.5)%
COMMON STOCKS
Aerospace & Defense — (0.6)%
Precision Castparts Corp.	2,400	(454,608)
Rockwell Collins, Inc.	34,400	(2,001,048)

		(2,455,656)

Auto Components — (0.4)%
Gentex Corp.	85,600	(1,610,992)

Biotechnology — (1.1)%
Ariad Pharmaceuticals, Inc.*	50,900	(976,262)
Incyte Corp. Ltd.*	21,900	(363,759)
Onyx Pharmaceuticals, Inc.*	24,300	(1,835,379)

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.*	8,400	$(1,436,988)

		(4,612,388)

Building Products — (0.5)%
Owens Corning*	58,800	(2,175,012)

Capital Markets — (0.2)%
Affiliated Managers Group, Inc.*	6,100	(793,915)
Janus Capital Group, Inc.	26,300	(224,076)

		(1,017,991)

Chemicals — (0.8)%
Ecolab, Inc.	22,400	(1,610,560)
Intrepid Potash, Inc.	44,300	(943,147)
Sigma-Aldrich Corp.	8,800	(647,504)

		(3,201,211)

Commercial Banks — (1.5)%
City National Corp.	6,600	(326,832)
Cullen/Frost Bankers, Inc.	27,800	(1,508,706)
First Horizon National Corp.	214,300	(2,123,713)
SVB Financial Group*	9,200	(514,924)
TCF Financial Corp.	108,800	(1,321,920)
Zions Bancorporation	16,300	(348,820)

		(6,144,915)

Commercial Services & Supplies — (0.9)%
Clean Harbors, Inc.*	10,600	(583,106)
Covanta Holding Corp.	19,100	(351,822)
Iron Mountain, Inc.	51,500	(1,599,075)
Tyco International Ltd. (Switzerland)	22,000	(643,500)
Waste Connections, Inc.	18,600	(628,494)

		(3,805,997)

Communications Equipment — (0.8)%
Acme Packet, Inc.*	82,100	(1,816,052)
Ciena Corp.*	81,200	(1,274,840)
JDS Uniphase Corp.*	32,300	(437,342)

		(3,528,234)

Containers & Packaging — (0.6)%
Aptargroup, Inc.	7,000	(334,040)
Sealed Air Corp.	116,400	(2,038,164)

		(2,372,204)

Distributors — (0.3)%
LKQ Corp.*	52,900	(1,116,190)

Diversified Consumer Services — (0.1)%
Matthews International Corp. (Class A Stock)	16,500	(529,650)

Diversified Financial Services — (0.4)%
Moody’s Corp.	35,300	(1,776,296)

Electrical Equipment — (0.1)%
Eaton Corp. PLC (Ireland)	8,200	(444,440)

Electronic Equipment, Instruments & Components — (0.2)%
National Instruments Corp.	33,000	(851,730)
Vishay Precision Group, Inc.*	8,500	(112,370)

		(964,100)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Energy Equipment & Services — (0.9)%
FMC Technologies, Inc.*	44,000	$(1,884,520)
Patterson-UTI Energy, Inc.	106,200	(1,978,506)

		(3,863,026)

Healthcare Providers & Services — (1.2)%
Brookdale Senior Living, Inc.*	83,500	(2,114,220)
Catamaran Corp. (Canada)*	6,200	(292,082)
Community Health Systems, Inc.	23,200	(713,168)
HCA Holdings, Inc.	8,200	(247,394)
Health Management Associates, Inc. (Class A Stock)*	92,800	(864,896)
VCA Antech, Inc.*	29,700	(625,185)
WellCare Health Plans, Inc.*	2,900	(141,201)

		(4,998,146)

Hotels, Restaurants & Leisure — (1.2)%
Dunkin’ Brands Group, Inc.	21,300	(706,734)
Hyatt Hotels Corp. (Class A Stock)*	40,400	(1,558,228)
Las Vegas Sands Corp.	24,400	(1,126,304)
Wynn Resorts Ltd.	12,600	(1,417,374)

		(4,808,640)

Household Durables — (0.5)%
Lennar Corp. (Class A Stock)	20,700	(800,469)
MDC Holdings, Inc.	8,800	(323,488)
Toll Brothers, Inc.*	32,100	(1,037,793)

		(2,161,750)

Independent Power Producers & Energy Traders — (0.1)%
NRG Energy, Inc.	21,300	(489,687)

Insurance — (0.4)%
Hartford Financial Services Group, Inc. (The)	83,800	(1,880,472)

Internet Software & Services — (0.6)%
Equinix, Inc.*	8,300	(1,711,460)
Facebook, Inc.*	18,200	(484,666)
Rackspace Hosting, Inc.*	7,000	(519,890)

		(2,716,016)

IT Services — (0.9)%
Alliance Data Systems Corp.*	13,100	(1,896,356)
FleetCor Technologies, Inc.*	22,600	(1,212,490)
VeriFone Systems, Inc.*	16,800	(498,624)

		(3,607,470)

Machinery — (2.4)%
Colfax Corp.*	55,900	(2,255,565)
Joy Global, Inc.	29,900	(1,907,022)
Manitowoc Co., Inc. (The)	91,800	(1,439,424)
PACCAR, Inc.	31,900	(1,442,199)
Pall Corp.	19,200	(1,156,992)
Pentair Ltd. (Switzerland)	7,200	(353,880)
Stanley Black & Decker, Inc.	19,600	(1,449,812)

		(10,004,894)

Media — (0.2)%
DreamWorks Animation SKG, Inc. (Class A Stock)*	16,100	(266,777)

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Media (continued)
Lamar Advertising Co. (Class A Stock)*	10,400	$(403,000)

		(669,777)

Metals & Mining — (0.9)%
Allied Nevada Gold Corp.*	56,200	(1,693,306)
Carpenter Technology Corp.	2,000	(103,260)
Walter Energy, Inc.	51,600	(1,851,408)

		(3,647,974)

Multiline Retail — (0.2)%
J.C. Penney Co., Inc.	50,400	(993,384)

Multi-Utilities — (0.5)%
Integrys Energy Group, Inc.	33,100	(1,728,482)
NiSource, Inc.	15,000	(373,350)
TECO Energy, Inc.	7,800	(130,728)

		(2,232,560)

Oil, Gas & Consumable Fuels — (3.2)%
Alpha Natural Resources, Inc.*	184,700	(1,798,978)
Arch Coal, Inc.	92,400	(676,368)
Cheniere Energy, Inc.*	47,800	(897,684)
Comstock Resources, Inc.*	47,900	(724,727)
Concho Resources, Inc.*	4,900	(394,744)
CONSOL Energy, Inc.	55,900	(1,794,390)
Kinder Morgan, Inc.	23,700	(837,321)
Kosmos Energy Ltd. (Bermuda)*	25,600	(316,160)
QEP Resources, Inc.	65,300	(1,976,631)
Range Resources Corp.	26,700	(1,677,561)
SM Energy Co.	36,300	(1,895,223)
Teekay Corp. (Marshall Islands)	11,000	(353,100)

		(13,342,887)

Real Estate Investment Trusts — (1.3)%
AvalonBay Communities, Inc.	6,700	(908,453)
BRE Properties, Inc.	5,400	(274,482)
Douglas Emmett, Inc.	6,100	(142,130)
Essex Property Trust, Inc.	5,300	(777,245)
National Retail Properties, Inc.	21,600	(673,920)
Plum Creek Timber Co., Inc.	42,500	(1,885,725)
Regency Centers Corp.	17,100	(805,752)

		(5,467,707)

Real Estate Management & Development — (0.2)%
Forest City Enterprises, Inc. (Class A Stock)*	39,800	(642,770)

Road & Rail — (0.2)%
Kansas City Southern	10,400	(868,192)

Semiconductors & Semiconductor Equipment — (1.2)%
Atmel Corp.*	263,400	(1,725,270)
International Rectifier Corp.*	41,000	(726,930)
KLA-Tencor Corp.	24,700	(1,179,672)
Microchip Technology, Inc.	22,600	(736,534)
Micron Technology, Inc.*	68,300	(433,705)

		(4,802,111)

Software — (1.8)%
Concur Technologies, Inc.*	31,600	(2,133,632)
Electronic Arts, Inc.*	122,800	(1,784,284)
Fortinet, Inc.*	38,200	(804,874)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)
Software (continued)
NetSuite, Inc.*	24,000	$(1,615,200)
Red Hat, Inc.*	12,100	(640,816)
salesforce.com, Inc.*	2,000	(336,200)

		(7,315,006)

Specialty Retail — (1.1)%
CarMax, Inc.*	52,400	(1,967,096)
DSW, Inc. (Class A Stock)	12,300	(807,987)
O’Reilly Automotive, Inc.*	5,700	(509,694)
Tiffany & Co.	10,900	(625,006)
Ulta Salon Cosmetics & Fragrance, Inc.	4,900	(481,474)

		(4,391,257)

Textiles, Apparel & Luxury Goods — (0.4)%
Under Armour, Inc. (Class A Stock)*	30,400	(1,475,312)

Thrifts & Mortgage Finance — (0.1)%
People’s United Financial, Inc.	22,500	(272,025)

Trading Companies & Distributors — (0.6)%
United Rentals, Inc.*	46,200	(2,103,024)
WESCO International, Inc.*	4,200	(283,206)

		(2,386,230)

Water Utilities — (0.1)%
Aqua America, Inc.	23,600	(599,912)

Wireless Telecommunication Services — (0.8)%
Crown Castle International Corp.*	16,100	(1,161,776)
SBA Communications Corp. (Class A Stock)*	28,000	(1,988,560)

		(3,150,336)

TOTAL SECURITIES SOLD SHORT (proceeds received $118,839,879)		(122,542,817)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.8% (cost $383,013,179)		415,653,852
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.2%		678,037

NET ASSETS — 100.0%		$416,331,889

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following abbreviation is used in the Portfolio descriptions:

REIT	Real Estate Investment Trust

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
170	S&P 500 E-Mini	Mar. 2013	$12,004,233	$12,070,850	$66,617
17	S&P Mid 400 E-Mini	Mar. 2013	1,733,763	1,730,770	(2,993)

					$63,624

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$525,180,599	$—	$—
U.S. Treasury Obligations	—	709,946	—
Affiliated Money Market Mutual Fund	12,306,124	—	—
Short Sales – Common Stocks	(122,542,817)	—	—
Other Financial Instruments*
Futures	63,624	—	—

Total	$415,007,530	$709,946	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Oil, Gas & Consumable Fuels	12.4%
Software	5.7
Computers & Peripherals	4.9
Commercial Banks	4.6
Real Estate Investment Trusts	4.3
Specialty Retail	4.0
Diversified Financial Services	3.9
Machinery	3.8
IT Services	3.7
Pharmaceuticals	3.7
Biotechnology	3.5
Insurance	3.5
Healthcare Equipment & Supplies	3.4
Communications Equipment	3.3
Media	3.1
Affiliated Money Market Mutual Fund	2.9
Aerospace & Defense	2.5
Chemicals	2.5
Metals & Mining	2.5
Healthcare Providers & Services	2.5
Food Products	2.4
Diversified Telecommunication Services	2.3
Semiconductors & Semiconductor Equipment	2.3
Hotels, Restaurants & Leisure	2.3
Capital Markets	2.2
Food & Staples Retailing	2.1
Internet Software & Services	2.1
Energy Equipment & Services	1.9
Textiles, Apparel & Luxury Goods	1.8
Road & Rail	1.8
Multiline Retail	1.7
Household Durables	1.7
Multi-Utilities	1.6
Household Products	1.5
Industrial Conglomerates	1.4
Beverages	1.3
Electric Utilities	1.3
Life Sciences Tools & Services	1.3
Consumer Finance	1.3
Electrical Equipment	1.3
Electronic Equipment, Instruments & Components	1.2
Building Products	1.1
Auto Components	0.9
Tobacco	0.9
Air Freight & Logistics	0.9
Commercial Services & Supplies	0.7
Leisure Equipment & Products	0.7
Independent Power Producers & Energy Traders	0.6
Containers & Packaging	0.6
Water Utilities	0.5
Real Estate Management & Development	0.5
Airlines	0.5
Professional Services	0.4
Personal Products	0.4
Construction & Engineering	0.4
Wireless Telecommunication Services	0.4
Construction Materials	0.3
Automobiles	0.3
Internet & Catalog Retail	0.3
Diversified Consumer Services	0.3

Gas Utilities	0.2
Trading Companies & Distributors	0.2%
Paper & Forest Products	0.2
U.S. Treasury Obligations	0.2
Healthcare Technology	0.2
Marine	0.1
Thrifts & Mortgage Finance	(0.1)
Electrical Equipment	(0.1)
Independent Power Producers & Energy Traders	(0.1)
Diversified Consumer Services	(0.1)
Water Utilities	(0.1)
Real Estate Management & Development	(0.2)
Media	(0.2)
Road & Rail	(0.2)
Electronic Equipment, Instruments & Components	(0.2)
Multiline Retail	(0.2)
Capital Markets	(0.2)
Distributors	(0.3)
Textiles, Apparel & Luxury Goods	(0.4)
Auto Components	(0.4)
Diversified Financial Services	(0.4)
Insurance	(0.4)
Household Durables	(0.5)
Building Products	(0.5)
Multi-Utilities	(0.5)
Containers & Packaging	(0.6)
Trading Companies & Distributors	(0.6)
Aerospace & Defense	(0.6)
Internet Software & Services	(0.6)
Wireless Telecommunication Services	(0.8)
Chemicals	(0.8)
Communications Equipment	(0.8)
IT Services	(0.9)
Metals & Mining	(0.9)
Commercial Services & Supplies	(0.9)
Energy Equipment & Services	(0.9)
Specialty Retail	(1.1)
Biotechnology	(1.1)
Semiconductors & Semiconductor Equipment	(1.2)
Hotels, Restaurants & Leisure	(1.2)
Healthcare Providers & Services	(1.2)
Real Estate Investment Trusts	(1.3)
Commercial Banks	(1.5)
Software	(1.8)
Machinery	(2.4)
Oil, Gas & Consumable Fuels	(3.2)

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker — variation margin	$66,617	*	Due from broker — variation margin	$2,993	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,787,869

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(47,949)

For the year ended December 31, 2012, the Portfolio’s average value at trade date for futures long position was $10,795,496.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $489,546,934)	$525,890,545
Affiliated investments (cost $12,306,124)	12,306,124
Deposit with broker	70,167
Dividends and interest receivable	593,284
Due from broker-varation margin	339,760
Receivable for fund share sold	173,766
Prepaid expenses	1,977

Total Assets	539,375,623

LIABILITIES:
Securities sold short, at value (proceeds received $118,839,879)	122,542,817
Payable for fund share repurchased	191,477
Advisory fees payable	182,410
Accrued expenses and other liabilities	68,743
Dividends payable on securities sold short	52,485
Shareholder servicing fees payable	5,324
Affiliated transfer agent fee payable	478

Total Liabilities	123,043,734

NET ASSETS	$416,331,889

Net assets were comprised of:
Paid-in capital	$430,320,731
Retained earnings	(13,988,842)

Net assets, December 31, 2012	$416,331,889

Net asset value and redemption price per share, $416,331,889 / 30,609,202 outstanding shares of beneficial interest	$13.60

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST QMA US EQUITY ALPHA PORTFOLIO (continued)

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $3,158 foreign withholding tax)	$9,951,358
Affiliated dividend income	22,143
Interest income	299

9,973,800

EXPENSES
Advisory fees	3,573,541
Dividends on securities sold short	1,343,573
Broker fees and expenses on short sales	903,579
Shareholder servicing fees and expenses	357,354
Custodian and accounting fees	82,000
Audit fee	37,000
Trustees’ fees	13,000
Legal fees and expenses	11,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Shareholders’ reports	9,000
Insurance expenses	4,000
Loan interest expense (Note 7)	3,408
Miscellaneous	10,571

Total expenses	6,368,026
Less: shareholder servicing fee waiver	(11,471)
Net expenses	6,356,555

NET INVESTMENT INCOME	3,617,245

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	35,672,533
Futures transactions	1,787,869
Short sales transactions	(9,994,122)

27,466,280

Net change in unrealized appreciation (depreciation) on:
Investments	32,988,781
Futures	(47,949)
Short sales	(7,554,054)

25,386,778

NET GAIN ON INVESTMENTS	52,853,058

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,470,303

STATEMENT OF CASH FLOWS

Year Ended December 31, 2012

INCREASE (DECREASE) IN CASH CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest and dividends received	$9,899,867
Operating expenses paid	(4,045,989)
Dividends paid on securities sold short	(1,318,920)
Broker fees and expense on short sales	(903,579)
Purchases of long-term portfolio investments	(609,417,419)
Net proceeds from disposition of short-term portfolio investments	(1,871,230)
Proceeds from disposition of long-term portfolio investments	531,825,621
Net payments from cover of short sales	18,927,147
Net payment for futures transactions	1,329,940
Decrease in other assets	300

NET CASH PROVIDED FROM OPERATING ACTIVITIES	(55,574,262)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	201,470,318
Payment of shares redeemed	(145,896,028)

NET CASH USED IN FINANCING ACTIVITIES	55,574,290

Net change in cash	28
Payable to custodian at beginning of year	(28)

CASH AT END OF YEAR	$—

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,617,245	$2,742,928
Net realized gain on investment transactions	27,466,280	39,944,652
Net change in unrealized appreciation (depreciation) on investments	25,386,778	(41,635,408)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	56,470,303	1,052,172

DISTRIBUTIONS	(2,747,059)	(2,408,370)

FUND SHARE TRANSACTIONS:
Fund share sold [15,415,609 and 12,003,078 shares, respectively]	200,705,215	137,132,568
Fund share issued in reinvestment of distributions [221,716 and 207,977 shares, respectively]	2,747,059	2,408,370
Fund share repurchased [11,451,683 and 16,022,594 shares, respectively]	(146,087,467)	(172,671,180)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	57,364,807	(33,130,242)

TOTAL INCREASE (DECREASE) IN NET ASSETS	111,088,051	(34,486,440)
NET ASSETS:
Beginning of year	305,243,838	339,730,278

End of year	$416,331,889	$305,243,838

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST QUANTITATIVE MODELING PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 99.3%
AFFILIATED MUTUAL FUNDS	Shares	Value (Note 2)
AST BlackRock Value Portfolio	620,758	$5,915,824
AST Federated Aggressive Growth Portfolio*	140,431	1,352,354
AST Goldman Sachs Concentrated Growth Portfolio	266,183	8,342,186
AST Goldman Sachs Large-Cap Value Portfolio	337,069	5,939,164
AST Goldman Sachs Mid-Cap Growth Portfolio _	132,023	693,120
AST Goldman Sachs Small-Cap Value Portfolio	89,883	1,088,488
AST High Yield Portfolio	293,637	2,249,258
AST International Growth Portfolio	1,130,411	13,406,669
AST International Value Portfolio	871,826	13,391,253
AST Investment Grade Bond Portfolio	15,456	102,009
AST Jennison Large-Cap Growth Portfolio*	787,990	11,055,503
AST Jennison Large-Cap Value Portfolio	944,504	11,900,754
AST Large-Cap Value Portfolio	847,799	12,038,749
AST Lord Abbett Core Fixed-Income Portfolio	501,037	5,761,922
AST Marsico Capital Growth Portfolio	583,325	12,459,813
AST MFS Growth Portfolio*	1,118,109	12,489,278
AST MFS Large-Cap Value Portfolio	570,730	5,855,688
AST Mid-Cap Value Portfolio	136,880	1,835,564
AST Money Market Portfolio	775,611	775,611
AST Neuberger Berman Core Bond Portfolio	187,110	1,981,497
AST Neuberger Berman Mid-Cap Growth Portfolio*	42,247	1,031,260
AST Parametric Emerging Markets Equity Portfolio	498,730	4,463,630
AST PIMCO Limited Maturity Bond Portfolio	113,698	1,202,927
AST PIMCO Total Return Bond Portfolio	862,531	10,798,882
AST Prudential Core Bond Portfolio	1,192,165	12,887,304
AST Small-Cap Growth Portfolio*	89,100	2,019,011
AST Small-Cap Value Portfolio	171,816	2,563,488
AST T. Rowe Price Equity Income Portfolio	1,862,464	17,693,412
AST T. Rowe Price Large-Cap Growth Portfolio*	776,693	11,114,472
AST T. Rowe Price Natural Resources Portfolio	65,403	1,288,448
AST Western Asset Core Plus Bond Portfolio	648,146	6,948,125
AST Western Asset Emerging Markets Debt Portfolio	145,237	1,517,730

TOTAL AFFILIATED MUTUAL FUNDS (cost $191,252,806)(w)		202,163,393

SHORT-TERM INVESTMENT — 0.6%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,204,553)(w)(Note 4)	1,204,553	1,204,553

TOTAL INVESTMENTS — 99.9% (cost $192,457,359)		203,367,946
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		224,418

NET ASSETS — 100.0%		$203,592,364

*	Non-income producing security.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$203,367,946	$—	$—

Total	$203,367,946	$—	$—

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Investment Type
Large/Mid-Cap Growth	36.8%
Large/Mid-Cap Value	21.4
Core Bonds	19.5
International Growth	6.6
International Value	6.6
Emerging Markets	2.9
Small-Cap Value	1.8
Small-Cap Growth	1.6
High Yield	1.1
Money Market	1.0
Sector	0.6

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST QUANTITATIVE MODELING PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Affiliated investments (cost $192,457,359)	$203,367,946
Receivable for fund share sold	547,299
Dividends receivable	276
Prepaid expenses	1,019

Total Assets	203,916,540

LIABILITIES:
Payable for investments purchased	272,281
Accrued expenses and other liabilities	36,238
Advisory fees payable	15,179
Affiliated transfer agent fee payable	478

Total Liabilities	324,176

NET ASSETS	$203,592,364

Net assets were comprised of:
Paid-in capital	$189,400,979
Retained earnings	14,191,385

Net assets, December 31, 2012	$203,592,364

Net asset value and redemption price per share, $203,592,364 / 19,998,029 outstanding shares of beneficial interest	$10.18

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Affiliated dividend income	$1,490,304

1,490,304

EXPENSES
Advisory fees	358,974
Custodian and accounting fees	39,000
Audit fee	20,000
Trustees’ fees	11,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	2,000
Insurance expenses	1,000
Loan interest expense (Note 7)	15
Miscellaneous	8,247

Total expenses	466,236

Less: advisory fee waivers and/or expense reimbursement	(14,853)

Net expenses	451,383

NET INVESTMENT INCOME	1,038,921

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $3,785,760)	3,785,760
Net capital gain distribution received (including affiliated $654,600)	654,600

4,440,360

Net change in unrealized appreciation (depreciation)on investments (including affiliated $10,467,530)	10,467,530

NET GAIN ON INVESTMENTS	14,907,890

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,946,811

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	May 2, 2011* through December 31, 2011

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,038,921	$56,585
Net realized gain (loss) on investment transactions	4,440,360	(2,197,809)
Net change in unrealized appreciation (depreciation) on investments	10,467,530	443,057

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,946,811	(1,698,167)

DISTRIBUTIONS	(57,259)	—

FUND SHARE TRANSACTIONS:
Fund share sold [10,794,012 and 9,485,362 shares, respectively]	105,049,616	87,072,885
Fund share issued in reinvestment of distributions [6,124 and 0 shares, respectively]	57,259	—
Fund share repurchased [218,559 and 68,910 shares, respectively]	(2,143,333)	(635,448)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	102,963,542	86,437,437

TOTAL INCREASE IN NET ASSETS	118,853,094	84,739,270
NET ASSETS:
Beginning of period	84,739,270	—

End of period.	$203,592,364	$84,739,270

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 99.5%
ASSET-BACKED SECURITIES — 3.0%	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
ACE Securities Corp., Series 2003-NC1, Class M1	Caa1	1.380%	(c)	07/25/33	$2,352	$1,956,218
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A	Baa2	0.555%	(c)	04/25/34	2,203	2,114,706
Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A, 144A	Aaa	3.150%		03/20/17	1,840	1,945,982
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A, 144A	Aaa	2.802%		05/20/18	1,850	1,950,851
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A, 144A	Aaa	2.100%		03/20/19	1,400	1,428,144
BankAmerica Manufactured Housing Contract Trust, Series 1997-2, Class M	B2	6.900%	(c)	04/10/28	2,355	2,685,072
Bear Stearns Asset-Backed Securities Trust, Series 2004-SD3, Class A3	A3	0.780%	(c)	09/25/34	1,399	1,359,203
Bear Stearns Asset-Backed Securities Trust, Series 2007-SD1, Class 22A1	CC(d)	2.724%	(c)	10/25/36	296	172,017
Countrywide Asset-Backed Certificates, Series 2004-5, Class M2	Caa2	0.880%	(c)	07/25/34	2,763	2,508,692
Countrywide Asset-Backed Certificates, Series 2004-13, Class MF1	Caa3	5.071%	(c)	04/25/35	3,541	1,375,662
Countrywide Asset-Backed Certificates, Series 2006-SD3, Class A1, 144A	CCC(d)	0.540%	(c)	07/25/36	1,431	866,881
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1A	A2	0.359%	(c)	11/15/36	274	229,973
Countrywide Home Equity Loan Trust, Series 2006-HW, Class 2A1B	A2	0.359%	(c)	11/15/36	524	419,654
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2, 144A	AA+(d)	1.557%	(c)	03/25/36	2,400	2,447,181
Fremont Home Loan Trust, Series 2003-B, Class M1	Ba1	1.260%	(c)	12/25/33	2,063	1,907,750
Greenpoint Manufactured Housing, Series 1999-2, Class A2	B3	2.977%	(c)	03/18/29	2,700	2,282,091
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7	Caa2	7.270%		06/15/29	5,280	5,151,284
Greenpoint Manufactured Housing, Series 1999-3, Class 2A2	B3	3.604%	(c)	06/19/29	1,475	1,271,714
Greenpoint Manufactured Housing, Series 1999-4, Class A2	B3	3.708%	(c)	02/20/30	1,475	1,262,909
Greenpoint Manufactured Housing, Series 2001-2, Class IA2	A2	3.709%	(c)	02/20/32	2,075	1,767,632
Greenpoint Manufactured Housing, Series 2001-2, Class IIA2	Baa3	3.709%	(c)	03/13/32	3,025	2,535,540
GSAA Home Equity Trust, Series 2007-4, Class A3A	Ca	0.510%	(c)	03/25/37	3,388	1,896,498
GSAMP Trust, Series 2004-SEA2, Class A2B	Aaa	0.760%	(c)	03/25/34	757	747,733
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 144A	Aaa	5.290%		03/25/16	2,640	2,871,444
Keycorp Student Loan Trust, Series 2003-A, Class 1A2	Aaa	0.575%	(c)	10/25/32	4,306	3,971,970
Merrill Lynch Mortgage Investors, Inc., Series 2005-SD1, Class A2	AAA(d)	5.666%	(c)	05/25/46	28	28,410
Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1	B2	1.230%	(c)	10/25/33	2,046	1,834,389
Nelnet Student Loan Trust, Series 2005-4, Class A4R2	Aaa	4.090%	(c)	03/22/32	6,700	5,801,771
Novastar Home Equity Loan, Series 2003-3, Class A2C	Baa1	1.270%	(c)	12/25/33	2,033	1,781,611

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Pennsylvania Higher Education Assistance Agency, Series 2003-1, Class B1	A2	2.400%	(c)	07/25/42	$	10,000	$7,992,840
People’s Choice Home Loan Securities Trust, Series 2004-2, Class M1	A2	1.110%	(c)	10/25/34		1,565	1,415,167
Renaissance Home Equity Loan Trust, Series 2006-3, Class AV3	Aaa	0.450%	(c)	11/25/36		4,100	1,924,876
Saxon Asset Securities Trust, Series 2005-1, Class M1	A2	0.900%	(c)	05/25/35		4,958	4,558,610
SLM Student Loan Trust, Series 2003-11, Class A6, 144A	Aaa	0.598%	(c)	12/15/25		3,200	3,125,891
SLM Student Loan Trust, Series 2006-5, Class A5	Aaa	0.425%	(c)	01/25/27		4,620	4,484,098
SLM Student Loan Trust, Series 2012-6, Class A3	Aaa	0.960%	(c)	05/26/26		1,700	1,717,422
Soundview Home Equity Loan Trust, Series 2004-WMC1, Class M1	A2	0.960%	(c)	01/25/35		2,383	2,023,524
Soundview Home Equity Loan Trust, Series 2006-WF1, Class A2	Caa3	5.552%	(c)	10/25/36		527	398,581
South Carolina Student Loan Corp., Series 2010-1, Class A3	AA+(d)	1.365%	(c)	10/27/36		2,500	2,439,225

TOTAL ASSET-BACKED SECURITIES (cost $88,116,709)							86,653,216

BANK LOANS(c) — 1.8%
Advertising — 0.1%
Visant Corp., Tranche Term Loan B	B1	5.250%		12/22/16		1,457	1,315,471

Cable Television — 0.1%
Charter Communications Operating LLC, Term Loan C	Baa3	3.470%		09/06/16		1,446	1,451,698
Charter Communications Operating LLC, Term Loan D	Baa3	4.000%		03/28/19		2,488	2,504,602

							3,956,300

Commercial Services — 0.1%
ARAMARK Corp., Term Loan 3	BB(d)	2.237%		07/26/16		131	131,819
ARAMARK Corp., Term Loan B (Extending)	Ba3	3.462%		07/26/16		309	309,989
ARAMARK Corp., Term Loan B (Non-Extending)	Ba3	2.237%		01/26/14		11	10,583
Hertz Corp. (The), Tranche Term Loan B	Ba1	3.750%		03/11/18		992	990,254

							1,442,645

Computer Services & Software
First Data Corp., 2018 Dollar Term Loan	B1	4.211%		03/24/18		1,009	1,006,871
First Data Corp., Term Loan B-2 (Non-Extended)	B1	2.961%		09/24/14		54	54,207

							1,061,078

Electronic Components & Equipment — 0.1%
Sensus USA, Inc., Term Loan (First Lien)	Ba3	4.750%		05/09/17		2,977	2,980,994

Food — 0.2%
Del Monte Foods Co., Initial Term Loan	Ba3	4.500%		03/08/18		1,918	1,919,116
NBTY, Inc., Term Loan B-1	Ba3	4.250%		10/01/17		1,732	1,745,358
Wendy’s International, Inc., Term Loan B	B1	4.750%		04/03/19		1,995	2,012,099

							5,676,573

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

BANK LOANS(c) (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Healthcare – Services — 0.1%
CHS/Community Health Systems, Inc., Extended Term Loan	Ba3	3.811%	07/25/14	$	125	$125,033
Emergency Medical Services Corp., Initial Term Loan	Ba3	5.250%	05/25/18		1,218	1,225,570
Hanger Orthopedic Group, Inc., Term Loan C	Ba2	4.000%	12/01/16		1,474	1,477,554

						2,828,157

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Operating Co., Inc., Term Loan B-6	B2	5.460%	01/28/18		1,205	1,074,834
Las Vegas Sands LLC, Tranche Term Loan B (Extending)	Ba2	2.760%	11/23/16		1,693	1,694,507

						2,769,341

Manufacturing — 0.1%
Freedom Group, Inc., Term Loan B	Ba3	6.500%	04/19/19		1,424	1,384,365

Media — 0.2%
Cengage Learning Acquisitions, Inc., Tranche Term Loan B (Extended)	Caa2	5.720%	07/31/17		1,020	801,003
Nielsen Finance LLC, Dollar Term Loan Class C	Ba2	3.463%	05/01/16		2,828	2,838,009
Univision Communications, Inc., First-Lien Term Loan	B2	4.462%	03/31/17		1,999	1,963,659

						5,602,671

Metals & Mining — 0.2%
Fairmount Minerals Ltd., Tranche Term Loan B	B1	5.250%	03/15/17		3,505	3,488,477
Schaeffler AG, Term Loan	NR	6.000%	01/27/17		1,500	1,514,063
Walter Energy, Inc., Term Loan B	Ba3	5.750%	04/01/18		1,615	1,626,243

						6,628,783

Oil, Gas & Consumable Fuels
EquiPower Resources Holdings LLC, B Advanced (First Lien)	Ba3	5.500%	12/27/18		979	985,272

Pharmaceuticals — 0.1%
Capsugel Holdings U.S., Inc., Initial Term Loan	B1	4.750%	08/01/18		1,785	1,801,862

Retail & Merchandising — 0.3%
Dunkin’ Brands Group, Inc., Term Loan B-2	B2	4.003%	11/23/17		1,488	1,496,346
Gymboree Corp. (The), Term Loan	B2	5.000%	02/23/18		2,828	2,597,452
Landry’s, Inc., Term Loan B	B1	6.500%	04/24/18		993	1,002,115
Neiman Marcus Group, Inc., Term Loan	B2	4.750%	05/16/18		2,885	2,886,604

						7,982,517

Telecommunications — 0.1%
Intelsat Jackson Holdings SA, Tranche Term Loan B-1	B1	4.500%	04/03/18		1,995	2,007,775
Telesat Canada, Inc., U.S. Term Loan B	Ba3	4.250%	03/08/19		1,493	1,501,206

						3,508,981

TOTAL BANK LOANS (cost $49,522,681)						49,925,010

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.9%
Americold LLC Trust, Series 2010-ARTA, Class A2FX, 144A	AAA(d)	4.954%	01/14/29		1,000	1,155,284

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-1, Class AM	Aa1	5.421%	(c)	09/10/45	$	967	$1,056,001
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A4	Aaa	5.634%		07/10/46		726	830,566
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2008-1, Class A4	Aaa	6.205%	(c)	02/10/51		4,350	5,274,249
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4	Aaa	5.712%	(c)	09/11/38		2,000	2,289,422
CD Commercial Mortgage Trust, Series 2006-CD2, Class AM	Aa3	5.351%	(c)	01/15/46		500	546,193
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM	BB-(d)	5.702%	(c)	12/10/49		210	238,141
FHLMC Multifamily Structured Pass-Through Certificates, Series K006, Class AX1, IO	Aaa	1.051%	(c)	01/25/20		12,223	727,644
FHLMC Multifamily Structured Pass-Through Certificates, Series K007, Class X1, IO	Aaa	1.229%	(c)	04/25/20		37,651	2,526,368
FHLMC Multifamily Structured Pass-Through Certificates, Series K008, Class X1, IO	Aaa	1.675%	(c)	06/25/20		38,797	3,649,101
FHLMC Multifamily Structured Pass-Through Certificates, Series K009, Class X1, IO	Aaa	1.506%	(c)	08/25/20		13,055	1,078,088
FHLMC Multifamily Structured Pass-Through Certificates, Series K014, Class X1, IO	Aaa	1.271%	(c)	04/25/21		25,649	2,151,913
FHLMC Multifamily Structured Pass-Through Certificates, Series K015, Class X1, IO	Aaa	1.675%	(c)	07/25/21		2,868	323,040
FHLMC Multifamily Structured Pass-Through Certificates, Series K016, Class X1, IO	Aaa	1.582%	(c)	10/25/21		1,908	208,048
FHLMC Multifamily Structured Pass-Through Certificates, Series K017, Class X1, IO	Aaa	1.456%	(c)	12/25/21		6,269	623,639
FHLMC Multifamily Structured Pass-Through Certificates, Series K702, Class X1, IO	Aaa	1.557%	(c)	02/25/18		10,838	738,939
FHLMC Multifamily Structured Pass-Through Certificates, Series K703, Class X1, IO	Aaa	2.090%	(c)	05/25/18		14,859	1,349,501
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4	Aaa	5.867%	(c)	07/10/38		2,880	3,307,421
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM	Aa3	5.867%	(c)	07/10/38		1,549	1,742,642
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A, 144A	Aaa	3.551%		04/10/34		1,827	1,973,580
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class AM	Aaa	5.440%		05/15/45		1,310	1,471,692
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3	Aa3	5.336%		05/15/47		1,754	2,006,546
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class AMFX	A1	5.930%	(c)	02/12/51		300	346,996
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4	A+(d)	5.424%		02/15/40		1,113	1,292,071
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM	A1	5.204%	(c)	12/12/49		610	674,405
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA, 144A	Aaa	1.937%	(c)	08/15/45		8,608	963,594
Morgan Stanley Capital I, Inc., Series 2006-IQ11, Class A4	AAA(d)	5.691%	(c)	10/15/42		140	158,045
Morgan Stanley Capital I, Inc., Series 2006-IQ12, Class A4	AAA(d)	5.332%		12/15/43		1,570	1,806,522
Morgan Stanley Capital I, Inc., Series 2007-IQ15, Class A4	BBB-(d)	5.882%	(c)	06/11/49		460	540,791

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Morgan Stanley Capital I, Inc., Series 2007-IQ16, Class A4	AA+(d)	5.809%		12/12/49	$	4,130	$4,905,077
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class AS, 144A	AAA(d)	3.317%		12/10/45		1,500	1,529,129
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%		11/15/48		1,074	1,235,030
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3	Aaa	5.678%		05/15/46		2,000	2,347,210
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class XA, IO, 144A	Aaa	1.608%	(c)	06/15/45		18,074	1,954,576

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $49,897,189)							53,021,464

CORPORATE BONDS — 31.8%
Advertising — 0.1%
WPP Finance UK (United Kingdom), Gtd. Notes	Baa2	8.000%		09/15/14		2,670	2,952,593

Aerospace/Defense — 0.2%
Boeing Co. (The), Sr. Unsec’d. Notes	A2	4.875%		02/15/20		3,060	3,686,737
Raytheon Co., Sr. Unsec’d. Notes	A3	3.125%		10/15/20		1,560	1,659,684
United Technologies Corp., Sr. Unsec’d. Notes	A2	3.100%		06/01/22		10	10,590
United Technologies Corp., Sr. Unsec’d. Notes	A2	4.500%		06/01/42		1,840	2,044,536

							7,401,547

Agriculture — 0.9%
Altria Group, Inc., Gtd. Notes	Baa1	2.850%		08/09/22		3,420	3,384,189
Altria Group, Inc., Gtd. Notes	Baa1	4.750%		05/05/21		2,430	2,753,856
Altria Group, Inc., Gtd. Notes	Baa1	9.250%		08/06/19		4,420	6,148,848
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%		06/23/19		1,800	2,296,850
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	2.500%		08/22/22		2,370	2,380,890
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	2.900%		11/15/21		3,920	4,076,910
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.500%		03/20/42		2,150	2,336,476
Reynolds American, Inc., Gtd. Notes	Baa2	3.250%		11/01/22		1,440	1,446,473
Reynolds American, Inc., Gtd. Notes	Baa2	7.625%		06/01/16		780	933,202

							25,757,694

Airlines — 0.3%
Continental Airlines, Inc., Sr. Sec’d. Notes, 144A(a)	Ba2	6.750%		09/15/15		1,480	1,554,000
Delta Air Lines 2007-1 Class A Pass-Through Trust, Series 071A, Pass-Through Certificates	Baa2	6.821%		02/10/24		3,548	3,960,807
Delta Air Lines 2009-1 Class A Pass-Through Trust, Series A, Pass-Through Certificates	Baa2	7.750%		06/17/21		1,766	2,022,393
UAL 2009-2A Pass-Through Trust, Series 09-2, Pass-Through Certificates	Baa3	9.750%		07/15/18		1,475	1,707,388

							9,244,588

Automobiles — 0.2%
Daimler Finance North America LLC, Gtd. Notes, 144A	A3	1.300%		07/31/15		1,280	1,287,430
Daimler Finance North America LLC, Gtd. Notes, 144A	A3	2.625%		09/15/16		4,920	5,111,939

							6,399,369

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks — 4.4%
ANZ National International Ltd. (New Zealand), Bank Gtd. Notes, 144A	Aa3	1.850%		10/15/15	$	2,130	$2,171,112
Bank of America Corp., Sr. Unsec’d. Notes(a)	Baa2	3.875%		03/22/17		1,080	1,171,283
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	5.750%		12/01/17		490	571,142
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.500%		08/01/16		40	46,190
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	7.625%		06/01/19		5,600	7,165,598
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa2	5.000%		05/13/21		4,300	4,909,104
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa2	5.650%		05/01/18		2,530	2,943,511
Bank of Tokyo-Mitsubishi UFJ Ltd. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	3.850%		01/22/15		1,890	1,997,140
BBVA US Sr. SAU (Spain), Bank Gtd. Notes	Baa3	3.250%		05/16/14		4,860	4,864,340
BBVA US Sr. SAU (Spain), Bank Gtd. Notes	Baa3	4.664%		10/09/15		6,140	6,295,446
BNP Paribas SA (France), Sr. Unsec’d. Notes, MTN	A2	2.375%		09/14/17		3,090	3,134,332
Canadian Imperial Bank of Commerce (Canada), Covered Bonds, 144A	Aaa	2.000%		02/04/13		9,520	9,533,328
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes	Aa2	1.250%		09/18/15		5,050	5,105,176
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A	Aa2	3.750%		10/15/14		3,700	3,889,810
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), Jr. Sub. Notes, 144A	Baa1	11.000%	(c)	12/29/49		4,885	6,606,963
Credit Agricole SA (France), Jr. Sub. Notes, 144A(a)	Ba2	8.375%	(c)	10/29/49		6,350	6,731,000
Credit Agricole SA (France), Sr. Unsec’d. Notes, 144A	A2	2.625%		01/21/14		2,100	2,127,371
Intesa Sanpaolo SpA (Italy), Sr. Notes, 144A	Baa2	3.625%		08/12/15		2,020	2,021,192
M&T Bank Corp., Jr. Sub. Notes, 144A	Baa3	6.875%		12/29/49		3,950	4,113,372
National Australia Bank Ltd. (Australia), Sr. Unsec’d. Notes	Aa2	1.600%		08/07/15		1,800	1,827,036
Nordea Bank AB (Sweden), Sub. Notes, 144A	Baa1	4.875%		05/13/21		5,180	5,556,949
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	Ba3	7.648%	(c)	08/29/49		490	494,900
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	2.550%		09/18/15		640	654,982
Royal Bank of Scotland Group PLC (United Kingdom), Sub. Notes	Ba3	5.000%		10/01/14		1,760	1,808,416
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A	Baa2	3.724%		01/20/15		2,790	2,802,667
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A	Baa2	3.781%		10/07/15		2,400	2,413,656
State Street Corp., Jr. Sub. Debs	A3	4.956%		03/15/18		7,750	8,778,355
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	3.100%		01/14/16		730	778,335
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	3.150%		07/22/15		3,450	3,633,709
UBS AG (Switzerland), Notes	A2	2.250%		01/28/14		1,790	1,815,848
UBS AG (Switzerland), Notes	A2	3.875%		01/15/15		1,300	1,373,661
UBS AG (Switzerland), Notes	A2	4.875%		08/04/20		250	290,493
Wachovia Capital Trust III, Ltd. Gtd. Notes(a)	Baa3	5.570%	(c)	03/29/49		7,680	7,641,600
Wachovia Corp., Sr. Unsec’d. Notes, MTN	A2	5.750%		02/01/18		1,330	1,593,396
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	1.500%		01/16/18		1,420	1,422,329
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	3.676%		06/15/16		2,970	3,210,879
Wells Fargo & Co., Sr. Unsec’d. Notes	A2	4.375%		01/31/13		800	802,378
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)	A2	2.100%		05/08/17		1,170	1,209,630
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	A2	4.600%		04/01/21		640	736,154
Wells Fargo & Co., Series l, Notes, MTN	A2	3.750%		10/01/14		300	316,313

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Banks (continued)
Wells Fargo Capital X, Ltd. Gtd. Notes	Baa1	5.950%	12/01/86	$	1,650	$1,683,000

						126,242,096

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	2.500%	07/15/22		5,390	5,423,741
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	5.375%	01/15/20		4,260	5,184,565
Diageo Capital PLC (United Kingdom), Gtd. Notes	A3	4.828%	07/15/20		3,330	3,920,286
Diageo Investment Corp., Gtd. Notes	A3	2.875%	05/11/22		2,970	3,065,857
Heineken NV (Netherlands), Sr. Notes, 144A	Baa1	1.400%	10/01/17		1,370	1,365,864
Molson Coors Brewing Co., Gtd. Notes	Baa2	3.500%	05/01/22		390	411,739
PepsiCo, Inc., Sr. Unsec’d. Notes	Aa3	0.700%	08/13/15		4,460	4,465,691
PepsiCo, Inc., Sr. Unsec’d. Notes	Aa3	7.900%	11/01/18		702	947,315
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	2.950%	01/15/17		1,250	1,314,658
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, 144A	Baa3	4.450%	01/15/22		4,500	4,976,897

						31,076,613

Cable Television — 0.7%
Time Warner Cable, Inc., Gtd. Notes	Baa2	4.125%	02/15/21		995	1,089,648
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.500%	09/01/41		260	289,293
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.875%	11/15/40		5,080	5,919,196
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.750%	07/01/18		830	1,036,822
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.300%	07/01/38		2,000	2,657,368
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.250%	04/01/19		3,840	5,110,030
Time Warner, Inc., Gtd. Notes	Baa2	4.700%	01/15/21		1,770	2,015,058
Time Warner, Inc., Gtd. Notes	Baa2	4.750%	03/29/21		710	815,940
Time Warner, Inc., Gtd. Notes	Baa2	6.250%	03/29/41		930	1,148,277

						20,081,632

Chemicals — 0.1%
Ecolab, Inc., Sr. Unsec’d. Notes	Baa1	4.350%	12/08/21		1,070	1,194,314
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes(a)	Baa3	5.000%	04/15/19		780	861,900
LyondellBasell Industries NV (Netherlands), Sr. Unsec’d. Notes(a)	Baa3	5.750%	04/15/24		780	916,500

						2,972,714

Computer Services & Software — 0.2%
First Data Corp., Sr. Sec’d. Notes, 144A(a)	B1	6.750%	11/01/20		350	353,500
Oracle Corp., Sr. Unsec’d. Notes	A1	1.200%	10/15/17		4,660	4,673,831

						5,027,331

Consumer Products — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes(a)	B1	6.875%	02/15/21		1,545	1,664,738
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	B1	7.125%	04/15/19		3,365	3,617,375

						5,282,113

Containers & Packaging — 0.3%
Ball Corp., Gtd. Notes	Ba1	5.750%	05/15/21		3,130	3,388,225

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)
Containers & Packaging (continued)
Ball Corp., Gtd. Notes	Ba1	6.750%		09/15/20	$2,010	$2,216,025
Rock-Tenn Co., Gtd. Notes, 144A	Ba1	3.500%		03/01/20	810	831,379
Rock-Tenn Co., Gtd. Notes, 144A	Ba1	4.000%		03/01/23	1,110	1,127,639

						7,563,268

Diversified Financial Services — 6.4%
Ally Financial, Inc., Gtd. Notes	B1	7.500%		09/15/20	6,410	7,740,075
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%		12/02/22	1,070	1,065,739
American Express Co., Sub. Notes	Baa2	6.800%	(c)	09/01/66	4,210	4,520,488
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	5.125%		08/25/14	2,500	2,678,357
American Honda Finance Corp., Unsec’d. Notes, 144A	A1	1.000%		08/11/15	4,190	4,213,619
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	A2	6.400%		10/02/17	3,210	3,855,204
Boeing Capital Corp., Sr. Unsec’d. Notes	A2	4.700%		10/27/19	1,360	1,604,646
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	5.450%		04/15/18	1,040	1,242,282
Citigroup, Inc., Jr. Sub. Notes	B1	5.900%	(c)	12/29/49	1,190	1,201,638
Citigroup, Inc., Jr. Sub. Notes	BB(d)	5.950%	(c)	12/29/49	2,010	2,035,125
Citigroup, Inc., Notes, MTN	Baa2	5.500%		10/15/14	1,820	1,952,571
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	5.375%		08/09/20	882	1,039,391
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.000%		12/13/13	6,400	6,706,323
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.010%		01/15/15	6,670	7,288,409
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	6.875%		03/05/38	6,970	9,175,705
Citigroup, Inc., Sub. Notes	Baa3	5.000%		09/15/14	2,740	2,882,721
Countrywide Financial Corp., Sub. Notes	Baa3	6.250%		05/15/16	460	504,945
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	5.000%		05/15/18	2,030	2,239,975
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	5.750%		02/01/21	900	1,036,193
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	5.875%		08/02/21	1,040	1,211,120
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	8.125%		01/15/20	770	986,660
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	12.000%		05/15/15	3,200	3,928,000
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	1.625%		07/02/15	1,610	1,636,716
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	4.625%		01/07/21	11,250	12,760,830
General Electric Capital Corp., Sr. Unsec’d. Notes	A1	5.900%		05/13/14	2,230	2,389,924
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	4.375%		09/16/20	2,540	2,834,757
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	A1	6.875%		01/10/39	6,250	8,495,619
General Electric Capital Corp., Sub. Notes(a)	A2	5.300%		02/11/21	500	580,391
Goldman Sachs Capital II, Ltd. Gtd. Notes	Ba2	4.000%	(c)	06/01/43	3,560	2,780,645
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	4.750%		07/15/13	200	204,194
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%		10/15/13	1,110	1,148,863
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%		07/27/21	980	1,117,176
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.375%		03/15/20	10	11,460
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	6.000%		06/15/20	3,450	4,099,331
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	6.250%		02/01/41	8,980	11,017,751
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	6.000%		05/01/14	1,020	1,085,533

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)
Diversified Financial Services (continued)
HSBC Finance Corp., Sr. Sub. Notes	Baa2	6.676%	01/15/21	$5,260	$6,240,311
Hyundai Capital America, Sr. Unsec’d. Notes, 144A	Baa1	2.125%	10/02/17	1,150	1,158,234
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba2	6.500%	09/01/14	1,930	2,060,275
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba2	6.750%	09/01/16	6,620	7,430,950
John Deere Capital Corp., Sr. Unsec’d. Notes	A2	5.350%	04/03/18	1,000	1,193,314
John Deere Capital Corp., Unsec’d. Notes	A2	2.250%	04/17/19	1,120	1,152,725
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.250%	10/15/20	90	100,091
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.350%	08/15/21	630	704,489
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.400%	07/22/20	2,150	2,427,015
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	A2	4.500%	01/24/22	1,610	1,821,292
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN(a)	A2	1.100%	10/15/15	7,110	7,109,780
JPMorgan Chase & Co., Sub. Notes	A3	6.125%	06/27/17	2,660	3,107,619
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Baa2	5.450%	02/05/13	3,180	3,193,804
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa2	6.875%	04/25/18	5,600	6,750,542
Merrill Lynch & Co., Inc., Sub. Notes	Baa3	6.050%	05/16/16	320	352,274
Morgan Stanley, Notes, MTN	Baa1	6.625%	04/01/18	3,990	4,702,514
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	4.200%	11/20/14	180	187,810
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	4.750%	03/22/17	530	578,209
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	3.875%	09/10/15	2,260	2,323,196
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000%	03/25/20	2,260	2,582,050
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, MTN	Aa3	1.250%	10/05/17	4,860	4,894,569
UPCB Finance III Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Ba3	6.625%	07/01/20	1,710	1,831,838
Vesey Street Investment Trust I, Gtd. Notes	A3	4.404%	09/01/16	1,550	1,672,560

					182,847,837

Diversified Manufacturing — 0.4%
Eaton Corp., Gtd. Notes, 144A	Baa1	1.500%	11/02/17	1,780	1,783,637
Eaton Corp., Gtd. Notes, 144A	Baa1	2.750%	11/02/22	5,170	5,154,045
Eaton Corp., Gtd. Notes, 144A	Baa1	4.150%	11/02/42	1,810	1,830,458
General Electric Co., Sr. Unsec’d. Notes	Aa3	0.850%	10/09/15	1,970	1,976,944

					10,745,084

Electric — 1.5%
AES Corp. (The), Sr. Unsec’d. Notes	Ba3	8.000%	06/01/20	4,540	5,221,000
Calpine Construction Finance Co. LP/CCFC Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	8.000%	06/01/16	1,995	2,119,688
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.500%	02/15/21	1,121	1,238,705
Calpine Corp., Sr. Sec’d. Notes, 144A	B1	7.875%	07/31/20	898	1,008,005
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	7.000%	06/15/38	1,150	1,631,147
Dominion Resources, Inc., Sr. Unsec’d. Notes	Baa2	8.875%	01/15/19	960	1,313,935
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sr. Sec’d. Notes(a)	Caa3	10.000%	12/01/20	5,043	5,685,983
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	7.375%	11/15/31	6,330	8,175,733
GenOn Americas Generation LLC, Sr. Unsec’d. Notes	B3	9.125%	05/01/31	3,000	3,300,000
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/37	2,000	2,656,438
Mirant Mid Atlantic Pass-Through Trust C, Pass-Through Certificates	Ba1	10.060%	12/30/28	1,403	1,588,879
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	5.800%	03/01/37	3,110	3,847,502

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Electric (continued)
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	8.250%	10/15/18	$	1,100	$1,497,684
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.400%	01/15/21		1,910	2,129,050
Progress Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.000%	12/01/39		1,910	2,312,181

						43,725,930

Electronic Components & Equipment — 0.1%
National Semiconductor Corp., Sr. Unsec’d. Notes	A1	6.600%	06/15/17		320	395,191
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes(a)	Baa1	3.600%	08/15/21		1,530	1,627,201

						2,022,392

Environmental Control — 0.1%
Waste Management, Inc., Gtd. Notes	Baa3	4.600%	03/01/21		2,240	2,538,211

Food — 0.5%
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	3.500%	06/06/22		3,090	3,298,164
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	5.375%	02/10/20		3,497	4,198,879
Kroger Co. (The), Gtd. Notes	Baa2	5.000%	04/15/13		1,720	1,741,968
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20		3,183	3,842,712
Safeway, Inc., Sr. Unsec’d. Notes(a)	Baa3	4.750%	12/01/21		820	844,842
Safeway, Inc., Sr. Unsec’d. Notes(a)	Baa3	6.350%	08/15/17		1,840	2,089,719

						16,016,284

Healthcare – Services — 0.7%
Fresenius Medical Care US Finance, Inc., Gtd. Notes	Ba2	6.875%	07/15/17		1,323	1,508,220
HCA, Inc., Sr. Sec’d. Notes	Ba3	6.500%	02/15/20		2,100	2,362,500
Humana, Inc., Sr. Unsec’d. Notes	Baa3	3.150%	12/01/22		1,150	1,143,593
Medtronic, Inc., Sr. Unsec’d. Notes	A1	3.125%	03/15/22		410	435,307
Medtronic, Inc., Sr. Unsec’d. Notes	A1	4.450%	03/15/20		1,820	2,114,130
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19		2,220	2,763,440
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	8.875%	07/01/19		1,783	1,996,960
Tenet Healthcare Corp., Sr. Sec’d. Notes	B1	10.000%	05/01/18		2,020	2,297,750
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	3.375%	11/15/21		910	969,489
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.875%	02/15/13		530	532,653
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.875%	04/01/13		650	656,834
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	11/15/17		45	54,904
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	02/15/18		2,070	2,519,573
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.875%	02/15/38		300	411,944

						19,767,297

Hotels, Restaurants & Leisure — 0.1%
Boyd Gaming Corp., Gtd. Notes, 144A(a)	B3	9.000%	07/01/20		1,180	1,162,300
CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec’d. Notes(a)	B1	7.625%	01/15/16		1,050	1,123,500

						2,285,800

Insurance — 0.6%
American International Group, Inc., Jr. Sub. Notes	Baa2	6.250%	03/15/87		1,020	1,088,850
American International Group, Inc., Sr. Unsec’d. Notes, 144A	Baa1	3.750%	11/30/13		2,200	2,256,802
Berkshire Hathaway, Inc., Sr. Unsec’d. Notes	Aa2	3.200%	02/11/15		290	305,307

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Insurance (continued)
MetLife, Inc., Jr. Sub. Notes	Baa2	6.400%	12/15/66	$	1,280	$1,368,609
MetLife, Inc., Sr. Unsec’d. Notes	A3	4.750%	02/08/21		2,060	2,391,911
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.875%	02/06/41		1,440	1,823,293
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	1.250%	09/10/15		980	987,750
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	3.125%	05/15/22		2,540	2,566,530
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	3.700%	08/15/21		940	988,655
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	7.000%	02/15/19		2,580	3,210,444

						16,988,151

Investment Companies — 0.1%
Temasek Financial I Ltd. (Singapore), Gtd. Notes, 144A	Aaa	2.375%	01/23/23		2,770	2,728,190

Media — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	B1	7.000%	01/15/19		1,090	1,175,838
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes(a)	B1	8.125%	04/30/20		1,750	1,960,000
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	9.455%	11/15/22		80	120,949
Comcast Corp., Gtd. Notes	Baa1	5.650%	06/15/35		380	445,867
Comcast Corp., Gtd. Notes	Baa1	5.700%	05/15/18		2,160	2,596,892
Comcast Corp., Gtd. Notes	Baa1	6.450%	03/15/37		970	1,244,692
Comcast Corp., Gtd. Notes	Baa1	6.500%	01/15/15		3,170	3,532,261
Comcast Corp., Gtd. Notes	Baa1	6.500%	01/15/17		2,390	2,882,443
Comcast Corp., Gtd. Notes	Baa1	6.950%	08/15/37		320	433,941
COX Communications, Inc., Sr. Unsec’d. Notes	Baa2	5.450%	12/15/14		528	575,829
DISH DBS Corp., Gtd. Notes	Ba2	7.125%	02/01/16		3,090	3,460,800
DISH DBS Corp., Gtd. Notes	Ba2	7.750%	05/31/15		170	190,188
DISH DBS Corp., Gtd. Notes(a)	Ba2	7.875%	09/01/19		3,015	3,572,775
News America, Inc., Gtd. Notes	Baa1	4.500%	02/15/21		1,010	1,153,869
UBM PLC (United Kingdom), Notes, 144A	Baa3	5.750%	11/03/20		2,180	2,299,758
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	B2	6.750%	09/15/22		910	939,575

						26,585,677

Metals & Mining — 2.9%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Ba1	5.000%	02/25/17		1,190	1,201,180
Arch Coal, Inc., Gtd. Notes(a)	B3	7.000%	06/15/19		4,130	3,840,900
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	Baa1	3.850%	04/01/22		1,230	1,301,987
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	Baa1	6.950%	04/01/19		2,550	3,172,774
Barrick North America Finance LLC, Gtd. Notes	Baa1	4.400%	05/30/21		2,220	2,434,536
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	3.250%	11/21/21		1,350	1,452,942
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	6.500%	04/01/19		5,340	6,810,102
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes	Baa3	3.950%	01/15/18		1,590	1,600,308
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes	Baa3	4.800%	10/01/20		1,080	1,073,305
Cliffs Natural Resources, Inc., Sr. Unsec’d. Notes(a)	Baa3	6.250%	10/01/40		3,690	3,597,573
CONSOL Energy, Inc., Gtd. Notes(a)	B1	8.250%	04/01/20		2,520	2,727,900
FMG Resources August 2006 Pty Ltd. (Australia), Gtd. Notes, 144A(a)	B1	6.375%	02/01/16		520	538,200
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	3.550%	03/01/22		4,780	4,740,689
Peabody Energy Corp., Gtd. Notes(a)	Ba1	6.500%	09/15/20		2,400	2,574,000
Peabody Energy Corp., Gtd. Notes	Ba1	7.875%	11/01/26		330	356,400

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Metals & Mining (continued)
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	3.750%	09/20/21	$	510	$545,342
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	4.125%	05/20/21		540	596,672
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	6.500%	07/15/18		2,210	2,758,350
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	9.000%	05/01/19		5,200	7,142,346
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	5.250%	11/08/42		6,540	6,545,415
Steel Dynamics, Inc., Gtd. Notes(a)	Ba2	7.625%	03/15/20		3,090	3,414,450
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes(a)	Baa2	4.375%	01/11/22		9,287	9,913,938
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/21/36		4,080	5,057,486
Vedanta Resources PLC (United Kingdom), Sr. Unsec’d. Notes	Ba3	8.750%	01/15/14		200	210,000
Vedanta Resources PLC (United Kingdom), Sr. Unsec’d. Notes	Ba3	9.500%	07/18/18		900	1,038,420
Vedanta Resources PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Ba3	8.750%	01/15/14		1,420	1,491,000
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	1.800%	10/23/15		3,440	3,458,679
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	2.450%	10/25/17		3,040	3,069,470

						82,664,364

Oil, Gas & Consumable Fuels — 3.8%
Anadarko Finance Co. (Canada), Gtd. Notes	Baa3	7.500%	05/01/31		2,910	3,850,122
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.375%	09/15/17		1,140	1,361,724
Apache Corp., Sr. Unsec’d. Notes	A3	3.250%	04/15/22		1,100	1,165,787
Apache Corp., Sr. Unsec’d. Notes	A3	4.750%	04/15/43		1,170	1,273,670
Apache Corp., Sr. Unsec’d. Notes	A3	5.100%	09/01/40		3,140	3,569,367
Baker Hughes, Inc., Sr. Unsec’d. Notes	A2	7.500%	11/15/18		3,230	4,278,946
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15		7,280	7,728,069
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.245%	05/06/22		550	579,429
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.561%	11/01/21		370	399,819
Chesapeake Energy Corp., Gtd. Notes(a)	Ba3	6.500%	08/15/17		2,280	2,473,800
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.775%	03/15/19		805	806,006
Cie Generale de Geophysique - Veritas (France), Gtd. Notes(a)	Ba3	9.500%	05/15/16		4,000	4,290,000
Concho Resources, Inc., Gtd. Notes	B1	5.500%	10/01/22		160	168,800
Concho Resources, Inc., Gtd. Notes	B1	6.500%	01/15/22		1,812	1,993,200
ConocoPhillips, Gtd. Notes	A1	6.000%	01/15/20		670	850,251
Devon Energy Corp., Sr. Unsec’d. Notes(a)	Baa1	3.250%	05/15/22		540	563,593
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	5.600%	07/15/41		120	142,542
Devon Energy Corp., Sr. Unsec’d. Notes	Baa1	7.950%	04/15/32		2,600	3,846,593
Hess Corp., Sr. Unsec’d. Notes	Baa2	8.125%	02/15/19		5,920	7,791,353
Kerr-McGee Corp., Gtd. Notes	Baa3	7.875%	09/15/31		4,800	6,375,950
Key Energy Services, Inc., Gtd. Notes	B1	6.750%	03/01/21		1,890	1,890,000
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	6.000%	02/01/17		1,000	1,168,008
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	6.850%	02/15/20		1,630	2,053,697
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	8.250%	03/01/19		5,250	6,880,787

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp., Sr. Unsec’d. Notes(a)	A1	2.700%		02/15/23	$	2,060	$2,101,968
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A1	3.125%		02/15/22		3,340	3,552,711
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	6.625%		06/15/35		6,070	7,708,900
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	3.875%		01/27/16		2,090	2,204,956
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes(a)	A3	5.375%		01/27/21		8,850	9,963,507
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.750%		01/20/20		2,501	2,847,028
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	6.125%		10/06/16		970	1,096,236
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	5.250%		05/01/23		890	952,300
QEP Resources, Inc., Sr. Unsec’d. Notes	Ba1	6.875%		03/01/21		590	679,975
SESI LLC, Gtd. Notes	Ba2	7.125%		12/15/21		690	767,625
Shell International Finance BV (Netherlands), Gtd. Notes	Aa1	4.375%		03/25/20		4,400	5,103,780
Sinopec Group Overseas Development 2012 Ltd. (British Virgin Islands), Gtd. Notes, 144A	Aa3	2.750%		05/17/17		1,880	1,949,443
Statoil ASA (Norway), Gtd. Notes	Aa2	3.125%		08/17/17		1,530	1,665,200
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	5.250%		03/15/13		1,180	1,190,362
WPX Energy, Inc., Sr. Unsec’d. Notes	Ba1	6.000%		01/15/22		220	237,050

							107,522,554

Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA (Chile), Sr. Unsec’d. Notes	Baa2	4.750%		01/11/22		2,025	2,124,037

Pharmaceuticals — 1.1%
AbbVie, Inc., Gtd. Notes, 144A	Baa1	1.750%		11/06/17		5,110	5,165,581
AbbVie, Inc., Gtd. Notes, 144A	Baa1	2.900%		11/06/22		3,120	3,177,346
Express Scripts Holding Co., Gtd. Notes, 144A	Baa3	3.500%		11/15/16		8,640	9,237,586
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes(a)	A1	2.850%		05/08/22		3,330	3,458,711
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	6.375%		05/15/38		2,200	3,039,186
Pfizer, Inc., Sr. Unsec’d. Notes	A1	6.200%		03/15/19		4,740	5,991,246
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes(a)	Baa3	1.875%		10/01/17		1,330	1,347,488
Wyeth LLC, Gtd. Notes	A1	5.450%		04/01/17		730	862,450

							32,279,594

Pipelines — 1.3%
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes	Ba3	4.875%		05/15/23		2,130	2,161,950
El Paso Corp., Gtd. Notes, MTN	Ba2	7.750%		01/15/32		5,820	6,838,459
Enterprise Products Operating LLC, Gtd. Notes	Baa2	5.950%		02/01/41		320	386,326
Enterprise Products Operating LLC, Gtd. Notes	Baa2	6.125%		10/15/39		660	797,341
Enterprise Products Operating LLC, Gtd. Notes	Baa2	6.500%		01/31/19		5,420	6,792,371
Enterprise Products Operating LLC, Gtd. Notes	Baa3	8.375%	(c)	08/01/66		4,000	4,565,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	Ba3	5.500%		02/15/23		1,420	1,540,700
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Gtd. Notes	Ba3	6.250%		06/15/22		700	763,000
Regency Energy Partners LP/Regency Energy Finance Corp., Gtd. Notes	B1	6.500%		07/15/21		2,319	2,539,305
Southern Natural Gas Co., Sr. Unsec’d. Notes	Baa3	8.000%		03/01/32		3,000	4,277,796
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	7.500%		01/15/31		1,521	1,901,597

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Pipelines (continued)
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	7.875%	09/01/21	$	1,373	$1,768,903
Williams Cos., Inc. (The), Sr. Unsec’d. Notes	Baa3	8.750%	03/15/32		410	568,315
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	5.250%	03/15/20		1,090	1,255,628

						36,156,691

Retail & Merchandising — 0.5%
CVS Caremark Corp., Sr. Unsec’d. Notes(a)	Baa2	2.750%	12/01/22		7,160	7,186,642
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17		1,043	1,246,981
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.036%	12/10/28		1,565	1,829,554
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.943%	01/10/30		807	1,016,234
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	4.250%	04/15/13		920	930,277
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.800%	02/15/18		710	869,783
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	6.200%	04/15/38		400	543,540

						13,623,011

Telecommunications — 1.9%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	5.000%	03/30/20		3,100	3,606,763
AT&T, Inc., Sr. Unsec’d. Notes	A2	2.625%	12/01/22		2,220	2,223,652
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.100%	09/15/14		3,980	4,275,312
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.500%	02/01/18		6,160	7,338,353
AT&T, Inc., Sr. Unsec’d. Notes(a)	A2	5.550%	08/15/41		400	480,050
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.600%	05/15/18		240	289,506
AT&T, Inc., Sr. Unsec’d. Notes	A2	6.300%	01/15/38		4,240	5,436,634
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	5.950%	01/15/18		1,470	1,756,716
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18		2,150	2,957,755
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	5.750%	03/23/16		3,380	3,851,223
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	B3	7.250%	10/15/20		2,260	2,457,750
Sprint Capital Corp., Gtd. Notes	B3	8.750%	03/15/32		60	73,350
Sprint Nextel Corp., Sr. Unsec’d. Notes	B3	7.000%	08/15/20		5,420	5,921,350
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa2	5.134%	04/27/20		1,960	2,060,450
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa2	5.462%	02/16/21		490	522,463
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa2	6.221%	07/03/17		180	200,250
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa2	6.421%	06/20/16		210	232,365
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	2.450%	11/01/22		6,080	6,082,031
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	4.600%	04/01/21		1,910	2,229,394
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.000%	04/01/41		980	1,279,074
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.100%	04/15/18		640	786,936
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	8.750%	11/01/18		1,134	1,574,525
Virgin Media Sec’d. Finance PLC (United Kingdom), Sr. Sec’d. Notes	Baa3	6.500%	01/15/18		240	258,300

						55,894,202

Transportation — 0.1%
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba1	6.125%	06/15/21		1,660	1,875,800

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Transportation (continued)
Kansas City Southern de Mexico SA de CV (Mexico), Sr. Unsec’d. Notes	Ba1	12.500%		04/01/16		$406	$442,540

							2,318,340

TOTAL CORPORATE BONDS (cost $837,935,658)							908,835,204

FOREIGN GOVERNMENT BONDS — 2.7%
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa2	10.000%		01/01/14	BRL	4,477	2,242,659
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa2	10.000%		01/01/21	BRL	2,250	1,156,373
Brazil Notas do Tesouro Nacional (Brazil), Series F, Sr. Notes	Baa2	10.000%		01/01/17	BRL	42,896	22,046,143
Malaysian Government (Malaysia), Sr. Unsec’d. Notes	A3	3.835%		08/12/15	MYR	12,848	4,284,665
Malaysian Government (Malaysia), Sr. Unsec’d. Notes	A3	4.262%		09/15/16	MYR	5,645	1,918,554
Mexican Bonos (Mexico), Bonds	Baa1	6.500%		06/09/22	MXN	227,469	19,039,412
Mexican Bonos (Mexico), Bonds	Baa1	8.000%		06/11/20	MXN	261,162	23,709,387
Mexican Bonos (Mexico), Bonds	Baa1	10.000%		12/05/24	MXN	15,130	1,637,854

TOTAL FOREIGN GOVERNMENT BONDS (cost $77,503,164)							76,035,047

MUNICIPAL BONDS — 0.4%
Minnesota — 0.2%
Northstar Education Finance, Inc., Revenue Bonds	Aaa	1.711%	(c)	01/29/46		5,925	4,953,365

Ohio — 0.2%
Student Loan Funding LLC, Revenue Bonds	Aaa	0.315%	(c)	09/01/47		6,000	5,601,102

TOTAL MUNICIPAL BONDS (cost $10,548,231)							10,554,467

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 14.6%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1	Caa3	2.860%	(c)	07/25/35		646	552,272
Adjustable Rate Mortgage Trust, Series 2005-5, Class 1A1	Caa3	2.973%	(c)	09/25/35		665	495,809
Banc of America Funding Corp., Series 2005-F, Class 2A1	Caa3	3.144%	(c)	09/20/35		112	81,618
Banc of America Mortgage Securities, Inc., Series 2003-H, Class 3A1	Baa3	3.136%	(c)	09/25/33		576	577,347
Banc of America Mortgage Securities, Inc., Series 2005-12, Class A2	B2	1.110%	(c)	01/25/36		2,689	2,338,015
Banc of America Mortgage Securities, Inc., Series 2005-H, Class 2A1	CC(d)	3.114%	(c)	09/25/35		361	331,235
BCAP LLC Trust, Series 2006-AA1, Class A1	Ca	0.400%	(c)	10/25/36		4,190	2,692,506
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	CCC(d)	2.662%	(c)	10/25/35		146	138,939
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1	Caa3	2.995%	(c)	02/25/36		796	571,056
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 24A1	Caa2	5.489%	(c)	02/25/36		441	378,108
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1	CC(d)	2.650%	(c)	10/25/36		922	711,348

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Bear Stearns Alt-A Trust, Series 2004-13, Class A1	Baa1	0.950%	(c)	11/25/34	$	197	$193,842
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A3	Ba1	1.310%	(c)	10/25/33		598	549,870
Chevy Chase Mortgage Funding Corp., Series 2004-3A, Class A2, 144A	Ba2	0.510%	(c)	08/25/35		507	403,425
Chevy Chase Mortgage Funding Corp., Series 2004-4A, Class A2, 144A	B1	0.500%	(c)	10/25/35		471	377,894
Chevy Chase Mortgage Funding Corp., Series 2005-1A, Class A2, 144A	B3	0.410%	(c)	01/25/36		755	585,717
Chevy Chase Mortgage Funding Corp., Series 2005-3A, Class A2, 144A	B3	0.440%	(c)	07/25/36		908	718,194
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class 1A1A	CCC(d)	2.930%	(c)	10/25/35		578	477,805
Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 144A	NR	2.430%	(c)	02/25/36		3,592	3,571,678
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB6, Class A1	Caa1	2.934%	(c)	11/20/34		281	255,560
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2	Caa2	0.500%	(c)	04/25/35		6,250	4,850,136
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-J2, Class 3A10	Caa2	48.293%	(c)	08/25/35		286	625,513
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R3, Class AF, 144A	B1	0.610%	(c)	09/25/35		458	384,204
Fannie Mae, Series 409, Class C1, IO	Aaa	3.000%		11/25/26		7,539	728,828
Fannie Mae, Series 409, Class C2, IO	Aaa	3.000%		04/25/27		7,034	726,014
Fannie Mae, Series 409, Class C13, IO	Aaa	3.500%		11/25/41		4,970	539,867
Fannie Mae, Series 409, Class C22, IO	Aaa	4.500%		11/25/39		8,442	889,813
Fannie Mae REMICS, Series 2004-38, Class FK	Aaa	0.560%	(c)	05/25/34		2,110	2,114,186
Fannie Mae REMICS, Series 2006-83, Class SG, IO	Aaa	6.290%	(c)	09/25/36		3,274	545,859
Fannie Mae REMICS, Series 2006-104, Class IC, IO	Aaa	6.390%	(c)	11/25/36		3,046	682,083
Fannie Mae REMICS, Series 2010-27, Class AS, IO	Aaa	6.270%	(c)	04/25/40		6,230	1,018,266
Fannie Mae REMICS, Series 2010-100, Class CS, IO	Aaa	6.440%	(c)	09/25/40		5,631	998,159
Fannie Mae REMICS, Series 2010-110, Class AE	Aaa	9.750%		11/25/18		5,267	6,083,838
Fannie Mae REMICS, Series 2010-118, Class YB, IO	Aaa	6.290%	(c)	10/25/40		5,525	911,144
Fannie Mae REMICS, Series 2010-123, Class PM	Aaa	4.000%		07/25/40		7,300	8,142,303
Fannie Mae REMICS, Series 2010-136, Class SA, IO	Aaa	5.790%	(c)	12/25/40		4,630	822,723
Fannie Mae REMICS, Series 2010-142, Class SM, IO	Aaa	6.320%	(c)	12/25/40		2,191	315,954
Fannie Mae REMICS, Series 2010-150, Class SK, IO	Aaa	6.320%	(c)	01/25/41		5,481	953,397
Fannie Mae REMICS, Series 2010-150, Class SN, IO	Aaa	6.320%	(c)	01/25/41		6,174	1,073,941
Fannie Mae REMICS, Series 2011-14, Class GD	Aaa	4.000%		04/25/40		58,533	63,333,222
Fannie Mae REMICS, Series 2011-15, Class AB	Aaa	9.750%		08/25/19		1,787	2,035,252
Fannie Mae REMICS, Series 2011-53, Class ST, IO	Aaa	5.710%	(c)	06/25/41		5,576	802,939
Fannie Mae REMICS, Series 2011-63, Class SW, IO	Aaa	6.470%	(c)	07/25/41		1,109	171,407

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Fannie Mae REMICS, Series 2011-87, Class SJ, IO	Aaa	5.740%	(c)	09/25/41	$	10,723	$1,996,452
Fannie Mae REMICS, Series 2011-99, Class KS, IO	Aaa	6.490%	(c)	10/25/26		5,238	1,128,057
Fannie Mae REMICS, Series 2011-117, Class LS, IO	Aaa	6.390%	(c)	10/25/40		2,743	647,989
Fannie Mae REMICS, Series 2012-9, Class MS, IO	Aaa	6.490%	(c)	02/25/27		4,092	818,682
Fannie Mae REMICS, Series 2012-17, Class SA, IO	Aaa	6.490%	(c)	07/25/26		4,643	798,653
Fannie Mae REMICS, Series 2012-17, Class WS, IO	Aaa	6.340%	(c)	07/25/39		925	202,855
Fannie Mae REMICS, Series 2012-25, Class B	Aaa	6.500%		03/25/42		4,800	5,612,410
Fannie Mae REMICS, Series 2012-28, Class B	Aaa	6.500%		06/25/39		1,600	1,779,958
Fannie Mae REMICS, Series 2012-35, Class MB	Aaa	5.500%		04/25/42		17,300	19,251,077
Fannie Mae REMICS, Series 2012-35, Class SQ, IO	Aaa	6.390%	(c)	04/25/42		4,496	796,541
Fannie Mae REMICS, Series 2012-46, Class BA	Aaa	6.000%		05/25/42		6,900	7,713,365
Fannie Mae REMICS, Series 2012-51, Class B	Aaa	7.000%		05/25/42		2,872	3,378,172
Fannie Mae REMICS, Series 2012-63, Class AS, IO	Aaa	6.290%	(c)	06/25/42		3,395	666,481
Fannie Mae REMICS, Series 2012-63, Class DS, IO	Aaa	6.340%	(c)	03/25/39		4,290	1,117,609
Fannie Mae REMICS, Series 2012-66, Class SA, IO	Aaa	5.790%	(c)	06/25/42		6,570	1,175,207
Fannie Mae REMICS, Series 2012-70, Class YS, IO	Aaa	6.440%	(c)	02/25/41		579	134,716
Fannie Mae REMICs, Series 2012-74, Class AI, IO	Aaa	3.000%		07/25/27		4,152	478,242
Fannie Mae REMICS, Series 2012-74, Class OA, PO	Aaa	1.218%	(s)	03/25/42		400	375,676
Fannie Mae REMICS, Series 2012-74, Class SA, IO	Aaa	6.440%	(c)	03/25/42		4,600	888,887
Fannie Mae REMICS, Series 2012-75, Class AO, PO	Aaa	1.226%	(s)	03/25/42		600	563,325
Fannie Mae REMICS, Series 2012-75, Class AS, IO	Aaa	6.440%	(c)	03/25/42		3,600	680,238
Fannie Mae REMICS, Series 2012-75, Class NS, IO	Aaa	6.390%	(c)	07/25/42		187	44,240
Fannie Mae REMICS, Series 2012-76, Class AC	Aaa	6.500%		07/25/42		6,470	7,277,961
Fannie Mae REMICS, Series 2012-83, Class YS, IO	Aaa	5.190%	(c)	08/25/42		2,333	477,239
Fannie Mae REMICS, Series 2012-84, Class KS, IO	Aaa	5.790%	(c)	08/25/42		8,887	1,211,725
Fannie Mae REMICS, Series 2012-93, Class IB, IO	Aaa	3.000%		09/25/27		9,705	1,228,907
Fannie Mae REMICS, Series 2012-124, Class SE, IO	Aaa	5.940%	(c)	11/25/42		3,089	820,860
Fannie Mae REMICS, Series 2012-134, Class MS, IO	Aaa	5.940%	(c)	12/25/42		1,897	568,382
Fannie Mae REMICS, Series 2012-139, Class DI, IO	Aaa	3.000%		12/25/27		4,561	607,870
First Horizon Asset Securities, Inc., Series 2004-AR7, Class 4A1	BBB+(d)	4.792%	(c)	02/25/35		210	210,908
Freddie Mac Reference REMIC, Series R007, Class ZA	Aaa	6.000%		05/15/36		8,304	9,560,959
Freddie Mac REMICS, Series 2808, Class FT	Aaa	0.559%	(c)	04/15/33		1,121	1,122,368
Freddie Mac REMICS, Series 2957, Class ZA	Aaa	5.000%		03/15/35		6,890	7,841,828

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Freddie Mac REMICS, Series 3242, Class SC, IO	Aaa	6.081%	(c)	11/15/36	$	1,729	$295,367
Freddie Mac REMICS, Series 3256, Class S, IO	Aaa	6.481%	(c)	12/15/36		1,881	338,903
Freddie Mac REMICS, Series 3368, Class AI, IO	Aaa	5.821%	(c)	09/15/37		2,898	481,422
Freddie Mac REMICS, Series 3621, Class SB, IO	Aaa	6.021%	(c)	01/15/40		962	139,972
Freddie Mac REMICS, Series 3631, Class SJ, IO	Aaa	6.031%	(c)	02/15/40		2,776	450,050
Freddie Mac REMICS, Series 3639, Class EY	Aaa	5.000%		02/15/30		3,100	3,523,249
Freddie Mac REMICS, Series 3768, Class MB	Aaa	4.000%		12/15/39		10,732	11,734,530
Freddie Mac REMICS, Series 3806, Class CZ	Aaa	5.500%		07/15/34		9,661	11,326,874
Freddie Mac REMICS, Series 3997, Class SK, IO	Aaa	6.391%	(c)	11/15/41		1,878	429,926
Freddie Mac REMICS, Series 4054, Class SA, IO	Aaa	5.841%	(c)	08/15/39		4,056	519,331
Freddie Mac REMICS, Series 4057, Class BS, IO	Aaa	5.841%	(c)	09/15/39		1,360	321,875
Freddie Mac REMICS, Series 4057, Class SA, IO	Aaa	5.841%	(c)	04/15/39		11,144	2,416,330
Freddie Mac REMICS, Series 4063, Class S, IO	Aaa	5.741%	(c)	06/15/42		866	207,765
Freddie Mac REMICS, Series 4068, Class DS, IO	Aaa	5.791%	(c)	06/15/42		3,640	983,260
Freddie Mac REMICS, Series 4068, Class TS, IO	Aaa	5.791%	(c)	06/15/42		3,227	757,343
Freddie Mac REMICS, Series 4073, Class SB, IO	Aaa	5.791%	(c)	07/15/42		5,522	1,436,900
Freddie Mac REMICS, Series 4092, Class AI, IO	Aaa	3.000%		09/15/31		1,165	136,514
Freddie Mac REMICS, Series 4102, Class MS, IO	Aaa	6.391%	(c)	09/15/42		4,437	1,349,160
Freddie Mac REMICS, Series 4114, Class SC, IO	Aaa	5.891%	(c)	10/15/42		2,787	736,889
Freddie Mac REMICS, Series 4119, Class IN, IO	Aaa	3.500%		10/15/32		1,789	341,041
Freddie Mac REMICS, Series 4136, Class SG, IO	Aaa	5.941%	(c)	11/15/42		3,195	999,634
Government National Mortgage Assoc., Series 2008-60, Class SH, IO	Aaa	5.941%	(c)	07/16/38		4,438	659,409
Government National Mortgage Assoc., Series 2009-87, Class SI, IO	Aaa	6.539%	(c)	02/20/35		3,890	675,160
Government National Mortgage Assoc., Series 2009-106, Class SC, IO	Aaa	6.139%	(c)	11/20/39		2,266	314,453
Government National Mortgage Assoc., Series 2009-106, Class SU, IO	Aaa	5.989%	(c)	05/20/37		6,791	1,022,884
Government National Mortgage Assoc., Series 2010-3, Class MS, IO	Aaa	6.339%	(c)	11/20/38		2,312	319,183
Government National Mortgage Assoc., Series 2010-14, Class SH, IO	Aaa	5.791%	(c)	02/16/40		1,823	376,195
Government National Mortgage Assoc., Series 2010-20, Class SC, IO	Aaa	5.939%	(c)	02/20/40		7,004	1,152,656
Government National Mortgage Assoc., Series 2010-20, Class SE, IO	Aaa	6.039%	(c)	02/20/40		8,958	1,592,706
Government National Mortgage Assoc., Series 2010-26, Class QS, IO	Aaa	6.039%	(c)	02/20/40		69	12,420
Government National Mortgage Assoc., Series 2010-31, Class GS, IO	Aaa	6.289%	(c)	03/20/39		2,003	314,624
Government National Mortgage Assoc., Series 2010-35, Class AS, IO	Aaa	5.539%	(c)	03/20/40		5,645	839,559
Government National Mortgage Assoc., Series 2010-35, Class DS, IO	Aaa	5.469%	(c)	03/20/40		15,644	2,397,177
Government National Mortgage Assoc., Series 2010-42, Class BS, IO	Aaa	6.269%	(c)	04/20/40		839	152,000

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Government National Mortgage Assoc., Series 2010-47, Class XN, IO	Aaa	6.341%	(c)	04/16/34	$	1,430	$77,426
Government National Mortgage Assoc., Series 2010-50, Class QS, IO	Aaa	6.339%	(c)	12/20/38		3,187	502,284
Government National Mortgage Assoc., Series 2010-57, Class QS, IO	Aaa	6.289%	(c)	05/20/40		1,436	260,937
Government National Mortgage Assoc., Series 2010-60, Class S, IO	Aaa	6.289%	(c)	05/20/40		4,215	858,643
Government National Mortgage Assoc., Series 2010-76, Class SH, IO	Aaa	6.289%	(c)	05/20/40		495	100,445
Government National Mortgage Assoc., Series 2010-85, Class HS, IO	Aaa	6.439%	(c)	01/20/40		1,568	272,374
Government National Mortgage Assoc., Series 2010-93, Class PS, IO	Aaa	6.489%	(c)	06/20/35		1,210	119,843
Government National Mortgage Assoc., Series 2010-101, Class NI, IO	Aaa	5.000%		11/20/36		5,146	387,096
Government National Mortgage Assoc., Series 2010-113, Class BS, IO	Aaa	5.789%	(c)	09/20/40		4,121	646,863
Government National Mortgage Assoc., Series 2010-121, Class SE, IO	Aaa	5.789%	(c)	09/20/40		3,616	634,877
Government National Mortgage Assoc., Series 2010-157, Class SP, IO	Aaa	4.039%	(c)	12/20/40		2,454	337,701
Government National Mortgage Assoc., Series 2010-167, Class US, IO	Aaa	6.419%	(c)	11/20/38		1,621	204,560
Government National Mortgage Assoc., Series 2010-H02, Class FA	Aaa	0.889%	(c)	02/20/60		8,051	8,156,970
Government National Mortgage Assoc., Series 2010-H10, Class FC	Aaa	1.209%	(c)	05/20/60		8,327	8,559,999
Government National Mortgage Assoc., Series 2010-H11, Class FA	Aaa	1.209%	(c)	06/20/60		9,257	9,550,293
Government National Mortgage Assoc., Series 2010-H20, Class AF	Aaa	0.540%	(c)	10/20/60		16,725	16,707,988
Government National Mortgage Assoc., Series 2010-H24, Class FA	Aaa	0.560%	(c)	10/20/60		15,013	15,021,070
Government National Mortgage Assoc., Series 2010-H26, Class LF	Aaa	0.560%	(c)	08/20/58		918	917,983
Government National Mortgage Assoc., Series 2011-11, Class SA, IO	Aaa	5.789%	(c)	01/20/41		2,527	372,074
Government National Mortgage Assoc., Series 2011-32, Class S, IO	Aaa	5.791%	(c)	03/16/41		865	103,922
Government National Mortgage Assoc., Series 2011-32, Class SD, IO	Aaa	5.789%	(c)	03/20/41		1,432	224,830
Government National Mortgage Assoc., Series 2011-40, Class SA, IO	Aaa	5.921%	(c)	02/16/36		5,900	769,214
Government National Mortgage Assoc., Series 2011-70, Class BS, IO	Aaa	6.491%	(c)	12/16/36		3,553	507,655
Government National Mortgage Assoc., Series 2011-135, Class D	Aaa	5.000%		04/16/40		1,200	1,370,701
Government National Mortgage Assoc., Series 2011-146, Class YS, IO	Aaa	6.441%	(c)	11/16/41		696	168,447
Government National Mortgage Assoc., Series 2012-66, Class CI, IO	Aaa	3.500%		02/20/38		4,546	682,508
Government National Mortgage Assoc., Series 2012-74, Class LS, IO	Aaa	5.889%	(c)	06/20/42		3,494	838,331
Government National Mortgage Assoc., Series 2012-98, Class SA, IO	Aaa	5.891%	(c)	08/16/42		3,771	888,090
Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class G41B	Caa3	0.410%	(c)	10/25/45		316	199,050

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)
Greenpoint Mortgage Funding Trust, Series 2006-AR2, Class 1A2	C	0.460%	(c)	04/25/36	$	3,215	$2,273,340
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1	Ca	0.440%	(c)	04/25/36		364	198,598
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 144A	B1	0.560%	(c)	03/25/35		1,907	1,596,718
GSR Mortgage Loan Trust, Series 2005-8F, Class 2A1	CC(d)	5.500%		11/25/35		1,324	1,302,674
GSR Mortgage Loan Trust, Series 2005-AR4, Class 3A5	CC(d)	2.756%	(c)	07/25/35		800	725,678
Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1A	Ba2	3.070%	(c)	01/19/35		526	458,066
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A	Caa3	0.560%	(c)	01/19/35		141	99,635
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A3	Caa3	0.590%	(c)	01/19/35		451	277,874
Homestar Mortgage Acceptance Corp., Series 2004-3, Class AV1	Aa2	0.660%	(c)	07/25/34		1,036	1,011,961
Homestar Mortgage Acceptance Corp., Series 2004-6, Class A3A	Aaa	0.760%	(c)	01/25/35		3,848	3,686,808
Impac Secured Assets Common Owner Trust, Series 2006-2, Class 2A1	Aaa	0.560%	(c)	08/25/36		373	371,797
Indymac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2	Caa2	0.410%	(c)	10/25/36		1,861	1,430,667
JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4	B-(d)	3.105%	(c)	08/25/35		1,400	1,269,496
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A1	CCC(d)	6.500%		01/25/36		3,878	3,670,954
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1	A1	2.670%	(c)	04/21/34		2,599	2,655,857
MASTR Alternative Loans Trust, Series 2004-10, Class 5A1	B-(d)	0.660%	(c)	09/25/34		1,393	1,257,652
MLCC Mortgage Investors, Inc., Series 2006-1, Class 1A	Caa2	2.765%	(c)	02/25/36		218	197,503
MLCC Mortgage Investors, Inc., Series 2006-1, Class 2A1	B2	2.468%	(c)	02/25/36		677	655,028
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A	Ba1	2.982%	(c)	07/25/34		1,434	1,410,774
Morgan Stanley Mortgage Loan Trust, Series 2004-10AR, Class 4A	Ba2	2.935%	(c)	11/25/34		3,426	3,371,385
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1	Caa2	0.910%	(c)	12/25/35		3,925	2,680,856
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3	Ca	2.837%	(c)	03/25/36		4,212	2,892,407
Nomura Asset Acceptance Corp., Series 2004-R3, Class A1, 144A	Baa3	6.500%		02/25/35		3,445	3,576,434
Nomura Asset Acceptance Corp., Series 2006-AF1, Class 2A	Ca	3.004%	(c)	06/25/36		1,692	993,454
RBSGC Mortgage Pass-Through Certificates, Series 2005-A, Class 5A	Caa2	7.000%		04/25/35		4,505	3,665,161
RBSGC Mortgage Pass-Through Certificates, Series 2007-B, Class 1A4	Caa3	0.660%	(c)	01/25/37		2,133	1,219,950
RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 144A	AAA(d)	3.460%	(c)	12/26/35		1,751	1,767,976
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A2	Caa3	0.570%	(c)	01/25/37		563	325,882
Residential Asset Mortgage Products, Inc., Series 2005-SL1, Class A7	Caa2	8.000%		05/25/32		205	200,412

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)
Residential Asset Securitization Trust, Series 2007-A7, Class A3	CC(d)	6.000%		07/25/37	$	3,341	$2,717,134
SACO I, Inc., Series 2007-VA1, Class A, 144A	CCC(d)	9.023%	(c)	06/25/21		2,252	2,434,965
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-9XS, Class A	Ba1	0.580%	(c)	07/25/34		448	404,921
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2	Ba3	0.510%	(c)	09/25/34		705	581,487
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1	Caa2	2.651%	(c)	06/25/35		144	126,643
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-20, Class 4A1	Caa2	5.386%	(c)	10/25/35		3,911	3,530,178
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5A1	D(d)	5.313%	(c)	05/25/36		505	405,893
Structured Asset Securities Corp., Series 2005-16, Class 1A2	Caa1	5.500%		09/25/35		1,069	1,089,247
Structured Asset Securities Corp., Series 2005-RF1, Class A, 144A	B3	0.560%	(c)	03/25/35		4,306	3,494,974
Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1	B2	6.108%	(c)	09/25/37		2,471	2,529,514
Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 1A1	CC(d)	2.965%	(c)	08/20/35		182	150,247
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6	Ba2	2.461%	(c)	02/25/33		1,577	1,574,632
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A7	A1	2.435%	(c)	09/25/33		575	586,023
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR11, Class A6	A2	2.473%	(c)	10/25/33		6,177	6,313,638
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A	Ba1	0.530%	(c)	08/25/45		6,788	6,355,688
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1C3	Ca	0.700%	(c)	10/25/45		7,033	5,366,384
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY1, Class 4A1	CC(d)	2.685%	(c)	02/25/37		1,102	879,373
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3, Class 4A1	CCC(d)	2.752%	(c)	03/25/37		957	846,774
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 4A1	CCC(d)	2.541%	(c)	09/25/36		697	569,709
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OA6, Class 1A	Caa3	0.976%	(c)	07/25/47		22,953	18,159,304
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A1	B-(d)	5.572%	(c)	04/25/36		276	272,311

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $400,921,067)							417,760,096

U.S. GOVERNMENT AGENCY OBLIGATIONS — 24.0%
Federal Home Loan Mortgage Corp.		2.480%	(c)	07/01/36		1,807	1,926,758
Federal Home Loan Mortgage Corp.		3.500%		10/01/42-11/01/42		2,596	2,825,515
Federal Home Loan Mortgage Corp.		4.000%		10/01/25-10/01/42		34,731	37,137,521
Federal Home Loan Mortgage Corp.		5.000%		03/01/38		3,047	3,279,187
Federal Home Loan Mortgage Corp.		5.500%		12/01/38		8,490	9,184,353
Federal Home Loan Mortgage Corp.		6.000%		10/01/36-12/01/39		33,213	36,207,864
Federal Home Loan Mortgage Corp.		6.500%		09/01/39		1,572	1,791,144
Federal National Mortgage Assoc.		1.963%	(s)	10/09/19		25,050	21,945,228
Federal National Mortgage Assoc.		2.224%	(c)	05/01/37		174	185,431
Federal National Mortgage Assoc.		2.252%	(c)	01/01/37		168	179,080
Federal National Mortgage Assoc.		2.500%		10/01/42		2,786	2,843,712

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate		Maturity Date		Principal Amount (000)#	Value (Note 2)
Federal National Mortgage Assoc.	2.500%		TBA	$	37,600	$39,315,500
Federal National Mortgage Assoc.	2.692%	(c)	08/01/37		179	190,785
Federal National Mortgage Assoc.	3.000%		09/01/42		24,917	26,284,660
Federal National Mortgage Assoc.	3.000%		TBA		45,100	47,256,344
Federal National Mortgage Assoc.	3.500%		12/01/42		4,296	4,668,270
Federal National Mortgage Assoc.	3.500%		TBA		36,600	39,020,460
Federal National Mortgage Assoc.	4.000%		10/01/41-06/01/42		42,089	45,283,615
Federal National Mortgage Assoc.	4.000%		TBA		10,000	10,718,750
Federal National Mortgage Assoc.	4.500%		04/01/31-10/01/41		21,550	23,466,256
Federal National Mortgage Assoc.	5.000%		07/01/33-06/01/41		22,476	24,783,784
Federal National Mortgage Assoc.	5.500%		11/01/28-05/01/40		13,190	14,373,184
Federal National Mortgage Assoc.	6.000%		04/01/33-10/01/40		19,444	21,290,004
Federal National Mortgage Assoc.(a)	6.625%		11/15/30		13,100	19,951,352
Federal National Mortgage Assoc.	7.000%		04/01/37-02/01/39		14,201	16,575,979
Financing Corp. FICO, Series 1P, PO	1.206%	(s)	05/11/18		1,670	1,565,774
Financing Corp. FICO, Series 6P, PO	1.317%	(s)	08/03/18		4,270	3,967,872
Financing Corp. FICO, Series 11P, PO	1.238%	(s)	02/08/18		440	413,136
Financing Corp. FICO, Series 12P, PO	1.536%	(s)	12/06/18		3,500	3,196,456
Financing Corp. FICO, Series 13P, PO	1.370%	(s)	12/27/18		7,929	7,306,280
Financing Corp. FICO, Series 15P, PO	1.415%	(s)	03/07/19		2,900	2,657,917
Financing Corp. FICO, Series 19P, PO	1.453%	(s)	06/06/19		210	191,338
Financing Corp. FICO, Series B-P, PO	1.180%	(s)	04/06/18		1,340	1,259,525
Financing Corp. FICO, Series D-P, PO	1.590%	(s)	09/26/19		5,580	5,015,416
Financing Corp. FICO, Series E-P, PO	1.313%	(s)	11/02/18		5,800	5,373,567
Government National Mortgage Assoc.	1.935%	(c)	11/20/60		6,510	6,874,998
Government National Mortgage Assoc.	1.949%	(c)	07/20/60		5,108	5,388,921
Government National Mortgage Assoc.	1.966%	(c)	09/20/60		6,219	6,601,786
Government National Mortgage Assoc.	2.614%	(c)	04/20/60		8,945	9,684,565
Government National Mortgage Assoc.	3.000%		TBA		8,700	9,247,829
Government National Mortgage Assoc.	3.500%		TBA		14,600	15,862,672
Government National Mortgage Assoc.	4.000%		TBA		9,700	10,638,172
Government National Mortgage Assoc.	4.500%		01/20/40-03/20/41		50,114	55,196,581
Government National Mortgage Assoc.	5.000%		10/20/39-11/20/40		41,122	45,224,907
Government National Mortgage Assoc.	5.500%		06/15/36		2,500	2,781,250
Government National Mortgage Assoc.	6.000%		09/20/38-02/20/42		21,907	24,449,083
Government National Mortgage Assoc.	6.500%		10/20/37		2,638	3,008,414
Tennessee Valley Authority	5.250%		09/15/39		7,190	9,459,998

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $671,315,631)						686,051,193

U.S. TREASURY OBLIGATIONS — 19.3%
U.S. Treasury Bonds	2.750%		08/15/42-11/15/42		144,435	139,460,992
U.S. Treasury Bonds	3.125%		02/15/42		26,520	27,729,975
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%		01/15/25		6,320	10,462,420
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.500%		01/15/29(k)		1,010	1,552,023
U.S. Treasury Notes	0.250%		09/15/15-10/15/15		2,270	2,264,898
U.S. Treasury Notes	0.375%		11/15/15		1,040	1,040,976
U.S. Treasury Notes	0.500%		05/31/13		190	190,304
U.S. Treasury Notes	0.625%		08/31/17		29,560	29,532,273
U.S. Treasury Notes	0.750%		10/31/17-12/31/17		42,160	42,260,607
U.S. Treasury Notes	1.000%		09/30/16-09/30/19		33,420	33,327,444
U.S. Treasury Notes	1.125%		12/31/19		89,270	89,018,973
U.S. Treasury Notes	1.250%		10/31/19		135,050	136,168,349
U.S. Treasury Notes	1.375%		02/15/13		490	490,746
U.S. Treasury Notes(a)	1.625%		08/15/22-11/15/22		38,090	37,783,866

TOTAL U.S. TREASURY OBLIGATIONS (cost $548,125,155)						551,283,846

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

PREFERRED STOCK	Shares	Value (Note 2)

Diversified Financial Services
Citigroup Capital XIII, 7.875% (cost $1,192,693)	45,250	$1,262,475

	Units
WARRANTS*
Oil, Gas & Consumable Fuels
SemGroup Corp., Class A Stock, expiring 11/30/14(g) (cost $0)	2,070	29,517

TOTAL LONG-TERM INVESTMENTS (cost $2,735,078,178)		2,841,411,535

	Shares
SHORT-TERM INVESTMENTS — 9.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 9.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $261,968,456; includes $82,091,353 of cash collateral for securities on loan)(b)(w)(Note 4)	261,968,456	261,968,456

	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
10 Year U.S. Treasury Note Futures, expiring 02/15/13, Strike Price $133.50	$510	151,406
30 U.S. Treasury Bond Futures, expiring 02/15/13, Strike Price $152.00	212	36,438

TOTAL OPTIONS PURCHASED (cost $386,253)		187,844

TOTAL SHORT-TERM INVESTMENTS (cost $262,354,709)		262,156,300

TOTAL INVESTMENTS — 108.7% (cost $2,997,432,887)		3,103,567,835
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (8.7)%		(247,530,554)

NET ASSETS — 100.0%		$2,856,037,281

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FHLMC	Federal Home Loan Mortgage Corporation
FICO	Financing Corporation
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
PO	Principal Only

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

REMIC	Real Estate Mortgage Investment Conduit
SLM	Student Loan Mortgage
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MYR	Malaysian Ringgit
MXN	Mexican Peso

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $80,039,775; cash collateral of $82,091,353 (included with liabilities) was received with which the Portfolio purchased highly liquid short- term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Position:
590	90 Day Euro Dollar	Jun. 2013	$146,987,313	$147,020,625	$33,312

Short Positions:
590	90 Day Euro Dollar	Jun. 2014	146,803,963	146,836,250	(32,287)
63	2 Year U.S. Treasury Notes	Mar.2013	13,882,641	13,889,531	(6,890)
167	5 Year U.S. Treasury Notes	Mar.2013	20,771,930	20,777,149	(5,219)
2,371	10 Year U.S. Treasury Notes	Mar.2013	316,443,313	314,824,344	1,618,969
582	30 Year U.S. Treasury Bonds	Mar.2013	86,654,211	85,845,000	809,211
49	30 Year U.S. Ultra Treasury Bonds	Mar.2013	8,038,781	7,967,094	71,687

					2,455,471

					$2,488,783

(1)	Cash of $3,898,001 and U.S. Treasury Security with a market value of $1,536,656 has been segregated to cover requirement for open futures contracts as of December 31, 2012.

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Japanese Yen, Expiring 02/15/13	Citigroup Global Markets	JPY	1,205,786	$15,087,224	$13,923,198	$(1,164,026)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound, Expiring 02/15/13	Citigroup Global Markets	GBP	18,186	$28,994,394	$29,538,216	$(543,822)

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro, Expiring 01/25/13	Bank of America	EUR	8,461	$11,037,375	$11,170,622	$(133,247)
Expiring 02/15/13	Citigroup Global Markets	EUR	39,464	50,306,571	52,110,927	(1,804,356)
Expiring 02/15/13	Morgan Stanley	EUR	23,746	30,364,013	31,356,167	(992,154)
Japanese Yen, Expiring 02/15/13	Citigroup Global Markets	JPY	3,570,755	43,559,339	41,231,469	2,327,870
Expiring 02/15/13	Craig-Hallum Capital Group LLC	JPY	1,205,786	15,019,938	13,923,193	1,096,745

				$179,281,630	$179,330,594	$(48,964)

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter swap agreements:
$47,070	12/31/14	0.370%	3 month LIBOR(1)	$23,601	$—	$23,601	Barclays Bank PLC

(1)	Porfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Notional Amount (000)(2)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps - Buy Protection(1):
Dow Jones CDX HY19 Index	12/20/17	$13,300	5.200%	$(62,772)	$(25,436)	$(37,336)	BNP Paribas Bank

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Total return swap agreements outstanding at December 31, 2012:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	01/12/41	$1,235	Receive fixed rate payments on IOS.FN30.400.10 Index and pay variable payments on the one month LIBOR.	$(2,316)	$—	$(2,316)
Barclays Bank PLC	01/12/41	9,565	Receive fixed rate payments on IOS.FN30.450.10 Index and pay variable payments on the one month LIBOR.	24,056	—	24,056
Barclays Bank PLC	01/12/41	10,797	Receive fixed rate payments on IOS.FN30.500.10 Index and pay variable payments on the one month LIBOR.	13,095	—	13,095

				$34,835	$—	$34,835

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Preferred Stock	$1,262,475	$—	$—
Warrants	—	29,517	—
Asset-Backed Securities	—	86,653,216	—
Bank Loans	—	49,925,010	—
Commercial Mortgage-Backed Securities	—	53,021,464	—
Corporate Bonds	—	908,835,204	—
Foreign Government Bonds	—	76,035,047	—
Municipal Bonds	—	10,554,467	—
Residential Mortgage-Backed Securities	—	417,760,096	—
U.S. Government Agency Obligations	—	654,719,673	31,331,520
U.S. Treasury Obligations	—	551,283,846	—
Affiliated Money Market Mutual Fund	261,968,456	—	—
Options Purchased	151,406	36,438	—
Other Financial Instruments*
Futures	2,488,783	—	—
Foreign Forward Currency Contracts	—	(1,212,990)	—
Interest Rate Swap	—	23,601	—
Credit Default Swaps	—	(37,336)	—
Total Return Swaps	—	34,835	—

Total	$265,871,120	$2,807,662,088	$31,331,520

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities	Municipal Bonds
Balance as of 12/31/11	$7,699,500	$11,484,324
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)**	—	—
Purchases	—	—
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	(7,699,500)	(11,484,324)

Balance as of 12/31/12	$—	$—

	Residential Mortgage-Backed Securities	U.S. Government Agency Obligations
Balance as of 12/31/11	$14,873,378	$29,713,571
Accrued discounts/premiums	—	(1,907,335)
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)**	—	576,144
Purchases	—	2,949,140
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	(14,873,378)	—

Balance as of 12/31/12	$—	$31,331,520

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

**	Of which, $576,144 was included in Net Assets relating to securities held at the reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there was one Residential Mortgage-Backed Security, one Asset-Backed security and two Municipal Bonds transferred out of Level 3 as a result of being priced by a vendor.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Valuation Committee, which contain unobservable inputs. Such methodologies include, but are not limited to, using prices provided by a single broker/dealer, the cost of the investment, and broker quotes adjusted for changes in yields of compariable U.S. Government and other securities using fixed income securities valuation model.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Government Agency Obligations	24.0%
U.S. Treasury Obligations	19.3
Residential Mortgage-Backed Securities	14.6
Affiliated Money Market Mutual Fund (2.9% represents investments purchased with collateral from securities on loan)	9.2
Diversified Financial Services	6.4
Banks	4.4
Oil, Gas & Consumable Fuels	3.8
Metals & Mining	3.1
Asset-Backed Securities	3.0
Foreign Government Bonds	2.7
Telecommunications	2.0
Commercial Mortgage-Backed Securities	1.9
Electric	1.5
Pipelines	1.3
Pharmaceuticals	1.2
Media	1.1
Beverages	1.1
Agriculture	0.9
Cable Television	0.8
Healthcare – Services	0.8

Retail & Merchandising	0.8%
Food	0.7
Insurance	0.6
Diversified Manufacturing	0.4
Municipal Bonds	0.4
Airlines	0.3
Containers & Packaging	0.3
Aerospace/Defense	0.2
Automobiles	0.2
Computer Services & Software	0.2
Consumer Products	0.2
Hotels, Restaurants & Leisure	0.2
Electronic Components & Equipment	0.2
Advertising	0.2
Chemicals	0.1
Investment Companies	0.1
Environmental Control	0.1
Transportation	0.1
Paper & Forest Products	0.1
Commercial Services	0.1
Manufacturing	0.1

108.7
Liabilities in excess of other assets	(8.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk, interest rate risk, foreign exchange risk, and equity risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker —variation margin	$2,533,179	*	Due from broker — variation margin	$44,396	*
Interest rate contracts	Unrealized appreciation on swap agreements	23,601		—	—
Interest rate contracts	Unaffiliated investments	187,844		—	—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	3,424,615		Unrealized depreciation on foreign currency forward contracts	4,637,605
				Premiums received for swap
Credit contracts	—	—		agreements	25,436
				Unrealized depreciation on swap
Credit contracts	—	—		agreements	37,336
Equity contracts	Unrealized appreciation on swap agreements	37,151		Unrealized depreciation on swap agreements	2,316
Equity contracts	Unaffiliated investments	29,517		—	—

Total		$6,235,907			$4,747,089

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value		Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts		$(1,558,702)	$(14,318,082)	$2,217,684	$(115,609)	$—	$(13,774,709)
Foreign exchange contracts		—	—	—	—	6,741,486	6,741,486
Equity contracts		—	—	—	(802,161)	—	(802,161)
Credit contracts		200,100	—	—	(652,487)	—	(452,387)
Total		$(1,358,602)	$(14,318,082)	$2,217,684	$(1,570,257)	$6,741,486	$(8,287,771)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(198,328)	$3,414,432	$121,771	$23,601	$—	$3,361,476
Foreign exchange contracts	—	—	—	—	—	(5,676,352)	(5,676,352)
Credit contracts	—	—	—	—	(37,336)	—	(37,336)
Equity contracts	24,007	—	—	—	155,881	—	179,888

Total	$24,007	$(198,328)	$3,414,432	$121,771	$142,146	$(5,676,352)	$(2,172,324)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Total Return Swap Agreements(6)
$866,642	$667,800	$148,017,157	$569,956,410	$29,231,517	$121,697,842	$30,042,000	$2,660,000	$25,961,826

(1)	Cost.

(2)	Premiums Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $80,039,775:
Unaffiliated investments (cost $2,735,464,431)	$2,841,599,379
Affiliated investments (cost $261,968,456)	261,968,456
Cash	312,749
Foreign currency, at value (cost $6,481,539)	6,625,234
Deposit with broker	3,951,473
Receivable for investments sold	205,637,116
Dividends and interest receivable	19,136,715
Unrealized appreciation on foreign currency forward contracts	3,424,615
Receivable for fund share sold	2,384,839
Due from broker-varation margin	991,687
Unrealized appreciation on swap agreements	60,752
Prepaid expenses	17,496

Total Assets	3,346,110,511

LIABILITIES:
Payable for investments purchased	401,976,367
Payable to broker for collateral for securities on loan	82,091,353
Unrealized depreciation on foreign currency forward contracts	4,637,605
Payable for fund share repurchased	574,938
Advisory fees payable	556,511
Accrued expenses and other liabilities	145,397
Unrealized depreciation on swap agreements	39,652
Shareholder servicing fees payable	25,493
Premiums received for swap agreements	25,436
Affiliated transfer agent fee payable	478

Total Liabilities	490,073,230

NET ASSETS	$2,856,037,281

Net assets were comprised of:
Paid-in capital	$2,630,878,191
Retained earnings	225,159,090

Net assets, December 31, 2012	$2,856,037,281

Net asset value and redemption price per share, $2,856,037,281 / 266,442,211 outstanding shares of beneficial interest	$10.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$94,595,108
Affiliated dividend income	628,707
Affiliated income from securities lending, net	199,476
Unaffiliated dividend income	103,614

95,526,905

EXPENSES
Advisory fees	19,185,124
Shareholder servicing fees and expenses	2,740,714
Custodian and accounting fees	270,000
Audit fee	39,000
Trustees’ fees	37,000
Insurance expenses	32,000
Legal fees and expenses	15,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	18,415

Total expenses	22,362,253
Less: shareholder servicing fee waiver	(911,286)

Net expenses	21,450,967

NET INVESTMENT INCOME	74,075,938

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	52,206,676
Futures transactions	(14,318,082)
Options written transactions	2,217,684
Short sales transactions	119,434
Swap agreements transactions	(1,570,257)
Foreign currency transactions	6,230,362

44,885,817

Net change in unrealized appreciation (depreciation) on:
Investments	85,950,617
Futures	3,414,432
Options written	121,771
Swap agreements	142,146
Foreign currencies	(5,188,233)

84,440,733

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	129,326,550

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$203,402,488

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$74,075,938	$88,902,909
Net realized gain on investment and foreign currency transactions	44,885,817	90,979,982
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	84,440,733	(1,461,216)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	203,402,488	178,421,675

DISTRIBUTIONS	(180,033,470)	(125,749,669)

FUND SHARE TRANSACTIONS:
Fund share sold [111,350,641 and 142,477,001 shares, respectively]	1,188,324,199	1,511,130,263
Fund share issued in reinvestment of distributions [17,462,024 and 12,068,106 shares, respectively]	180,033,470	125,749,669
Fund share repurchased [90,320,820 and 216,615,046 shares, respectively]	(975,208,904)	(2,299,450,110)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	393,148,765	(662,570,178)

TOTAL INCREASE (DECREASE) IN NET ASSETS	416,517,783	(609,898,172)
NET ASSETS:
Beginning of year	2,439,519,498	3,049,417,670

End of year	$2,856,037,281	$2,439,519,498

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 94.0% CORPORATE OBLIGATIONS — 2.4%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Building Materials — 0.4%
Cemex Finance LLC, Sr. Sec’d. Notes, 144A	B-(d)	9.375%	10/12/22	$	1,160	$1,305,000

Metals & Mining — 1.5%
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	5.250%	11/08/42		1,438	1,439,191
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	6.750%	04/16/40		2,373	2,856,795

						4,295,986

Oil, Gas & Consumable Fuels — 0.5%
Reliance Holdings USA, Inc., Gtd. Notes	Baa2	5.400%	02/14/22		1,356	1,516,655

TOTAL CORPORATE OBLIGATIONS (cost $6,791,387)						7,117,641

FOREIGN BONDS — 43.1%
Bermuda — 0.2%
Qtel International Finance Ltd., Gtd. Notes, 144A	A2	4.750%	02/16/21		464	524,320

Brazil — 1.5%
Centrais Eletricas Brasileiras SA, Sr. Unsec’d. Notes	Baa3	5.750%	10/27/21		282	303,150
Hypermarcas SA, Sr. Unsec’d. Notes	Ba3	6.500%	04/20/21		171	185,107
Hypermarcas SA, Sr. Unsec’d. Notes, 144A	Ba3	6.500%	04/20/21		487	527,177
Oi SA, Sr. Unsec’d. Notes	Baa3	5.750%	02/10/22		364	379,470
Oi SA, Sr. Unsec’d. Notes, 144A	Baa3	5.750%	02/10/22		987	1,028,947
Samarco Mineracao SA, Sr. Unsec’d. Notes, 144A	BBB(d)	4.125%	11/01/22		1,128	1,147,740
Vale SA, Sr. Unsec’d. Notes	Baa2	5.625%	09/11/42		637	691,527

						4,263,118

British Virgin Islands — 0.4%
Sinochem Overseas Capital Co. Ltd., Gtd. Notes, 144A	Baa1	4.500%	11/12/20		955	1,027,151

Canada — 0.4%
Pacific Rubiales Energy Corp., Gtd. Notes	Ba2	7.250%	12/12/21		1,024	1,179,335

Cayman Islands — 6.6%
Braskem Finance Ltd., Gtd. Notes	Baa3	7.000%	05/07/20		1,224	1,380,060
Odebrecht Finance Ltd., Gtd. Notes	Baa3	5.125%	06/26/22		656	713,400
Odebrecht Finance Ltd., Gtd. Notes	Baa3	6.000%	04/05/23		562	649,813
Odebrecht Finance Ltd., Gtd. Notes, 144A	Baa3	5.125%	06/26/22		2,287	2,481,395
Odebrecht Finance Ltd., Gtd. Notes, 144A	Baa3	6.000%	04/05/23		364	420,875
Petrobras International Finance Co., Gtd. Notes	A3	5.375%	01/27/21		1,606	1,808,067
Petrobras International Finance Co., Gtd. Notes	A3	6.750%	01/27/41		3,149	3,990,057
Vale Overseas Ltd., Gtd. Notes	Baa2	4.375%	01/11/22		3,640	3,885,725
Vale Overseas Ltd., Gtd. Notes	Baa2	6.875%	11/21/36		3,326	4,122,843

						19,452,235

Chile — 2.4%
AES Gener SA, Sr. Unsec’d. Notes	Baa3	5.250%	08/15/21		182	202,520
AES Gener SA, Sr. Unsec’d. Notes, 144A	Baa3	5.250%	08/15/21		464	514,969
Banco del Estado de Chile, Sr. Unsec’d. Notes, 144A	Aa3	3.875%	02/08/22		555	590,504
Celulosa Arauco y Constitucion SA, Sr. Unsec’d. Notes	Baa2	4.750%	01/11/22		664	696,474
Colbun SA, Sr. Unsec’d. Notes	BBB-(d)	6.000%	01/21/20		974	1,083,390

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

FOREIGN BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Chile (continued)
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes	A1	3.000%	07/17/22	$	426	$430,856
Corp. Nacional del Cobre de Chile, Sr. Unsec’d. Notes, 144A	A1	3.000%	07/17/22		2,471	2,498,445
Inversiones CMPC SA, Gtd. Notes	Baa2	4.500%	04/25/22		146	148,689
Inversiones CMPC SA, Gtd. Notes, 144A	Baa2	4.500%	04/25/22		896	918,180

						7,084,027

Colombia — 1.7%
Ecopetrol SA, Sr. Unsec’d. Notes	Baa2	7.625%	07/23/19		1,611	2,082,217
Empresas Publicas de Medellin ESP, Sr. Unsec’d. Notes	Baa3	7.625%	07/29/19		500	627,500
Transportadora de Gas Internacional SA ESP, Sr. Unsec’d. Notes	Baa3	5.700%	03/20/22		262	289,510
Transportadora de Gas Internacional SA ESP, Sr. Unsec’d. Notes, 144A	Baa3	5.700%	03/20/22		1,656	1,829,880

						4,829,107

Germany — 0.2%
Rearden G Holdings EINS GmbH, Gtd. Notes	B1	7.875%	03/30/20		91	101,003
Rearden G Holdings EINS GmbH, Gtd. Notes, 144A	B1	7.875%	03/30/20		535	593,850

						694,853

India — 0.2%
ICICI Bank Ltd., Sr. Unsec’d. Notes	Baa2	4.750%	11/25/16		400	419,291

Indonesia — 2.8%
Pertamina Persero PT, Sr. Unsec’d. Notes	Baa3	6.000%	05/03/42		2,138	2,397,925
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	Baa3	5.500%	11/22/21		1,285	1,452,050
Republic of Indonesia, Unsec’d. Notes	NR	7.000%	05/17/22	IDR	37,788,000	4,453,204

						8,303,179

Ireland — 1.2%
Novatek OAO via Novatek Finance Ltd., Sr. Unsec’d. Notes, 144A	Baa3	6.604%	02/03/21		1,233	1,445,693
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Unsec’d. Notes	Ba3	6.493%	02/02/16		364	392,210
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Unsec’d. Notes, 144A	Ba3	6.493%	02/02/16		1,583	1,705,683

						3,543,586

Luxembourg — 3.1%
CSN Resources SA, Gtd. Notes	Ba1	6.500%	07/21/20		1,294	1,403,990
Evraz Group SA, Sr. Unsec’d. Notes	B1	6.750%	04/27/18		2,830	2,914,900
Russian Agricultural Bank OJSC Via RSHB Capital SA, Sr. Unsec’d. Notes	Baa1	6.299%	05/15/17		1,272	1,408,740
TNK-BP Finance SA, Gtd. Notes	Baa2	7.875%	03/13/18		2,885	3,502,101

						9,229,731

Malaysia — 3.0%
Malaysia Government, Sr. Unsec’d. Notes	A3	4.262%	09/15/16	MYR	10,383	3,528,848
Petronas Capital Ltd., Gtd. Notes	A1	5.250%	08/12/19		4,459	5,292,307

						8,821,155

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

FOREIGN BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Mexico — 12.1%
America Movil SAB de CV, Sr. Unsec’d. Notes	A2	3.125%	07/16/22	$	1,415	$1,438,274
Axtel SAB de CV, Gtd. Notes	Ca	9.000%	09/22/19(g)		3,385	1,794,050
Cemex SAB de CV, Sr. Sec’d. Notes	B-(d)	9.000%	01/11/18		3,171	3,432,607
Grupo Televisa SAB, Sr. Unsec’d. Notes	Baa1	6.625%	01/15/40		1,574	2,008,097
Mexican Bonos, Bonds	Baa1	6.500%	06/09/22	MXN	82,191	6,879,467
Mexican Bonos, Bonds	Baa1	8.500%	11/18/38	MXN	43,876	4,289,406
Mexichem SAB de CV, Sr. Unsec’d. Notes	Ba1	4.875%	09/19/22		472	508,580
Mexichem SAB de CV, Sr. Unsec’d. Notes, 144A	Ba1	4.875%	09/19/22		796	857,690
Petroleos Mexicanos, Gtd. Notes	Baa1	4.875%	01/24/22		6,384	7,204,344
Petroleos Mexicanos, Gtd. Notes	Baa1	6.500%	06/02/41		3,831	4,807,905
Petroleos Mexicanos, Gtd. Notes, 144A	Baa1	5.500%	06/27/44		2,043	2,247,300

						35,467,720

Netherlands — 3.5%
Indosat Palapa Co. BV, Gtd. Notes	Ba1	7.375%	07/29/20		91	102,830
Indosat Palapa Co. BV, Gtd. Notes, 144A	Ba1	7.375%	07/29/20		687	776,310
KazMunayGas National Co., Gtd. Notes	Baa3	7.000%	05/05/20		3,394	4,225,530
Lukoil International Finance BV, Gtd. Notes	Baa2	6.656%	06/07/22		2,361	2,874,517
VimpelCom Holdings BV, Gtd. Notes	Ba3	7.504%	03/01/22		2,070	2,372,737

						10,351,924

Peru — 1.0%
Peru Government Bond, Sr. Unsec’d. Notes	Baa2	7.840%	08/12/20	PEN	5,974	2,949,670

Qatar — 0.7%
Ras Laffan Liquefied Natural Gas Co. Ltd. III, Sr. Sec’d. Notes	Aa3	6.750%	09/30/19		1,656	2,076,210

Trinidad & Tobago — 0.4%
Petroleum Co. of Trinidad & Tobago Ltd., Sr. Unsec’d. Notes, 144A	Baa3	9.750%	08/14/19		810	1,076,490

United Arab Emirates — 0.7%
Dolphin Energy Ltd., Sr. Sec’d. Notes	A1	5.500%	12/15/21		1,829	2,133,071

United Kingdom — 1.0%
Vedanta Resources PLC, Sr. Unsec’d. Notes	Ba3	6.750%	06/07/16		1,156	1,216,690
Vedanta Resources PLC, Sr. Unsec’d. Notes	Ba3	9.500%	07/18/18		751	866,504
Vedanta Resources PLC, Sr. Unsec’d. Notes, 144A	Ba3	9.500%	07/18/18		810	934,578

						3,017,772

TOTAL FOREIGN BONDS (cost $123,885,187)						126,443,945

SOVEREIGN ISSUES — 48.5%
Argentina Boden Bonds (Argentina), Sr. Unsec’d. Notes	NR	7.000%	10/03/15		2,616	2,380,560
Chile Government International (Chile), Sr. Unsec’d. Notes	Aa3	3.250%	09/14/21		1,033	1,120,805
Panama Government International (Panama), Sr. Unsec’d. Notes	Baa2	6.700%	01/26/36		1,499	2,128,580
Philippine Government International (Philippines), Sr. Unsec’d. Notes	Ba1	4.000%	01/15/21		1,347	1,512,008
Philippine Government International (Philippines), Sr. Unsec’d. Notes	Ba1	5.500%	03/30/26		1,647	2,083,455
Poland Government International (Poland), Sr. Unsec’d. Notes	A2	5.000%	03/23/22		6,907	8,157,167

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGN ISSUES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	Baa2	4.875%	01/22/21	$	3,940	$4,747,700
Republic of Brazil (Brazil), Sr. Unsec’d. Notes	Baa2	5.625%	01/07/41		3,965	5,194,150
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	Baa3	4.375%	07/12/21		5,192	5,978,588
Republic of Colombia (Colombia), Sr. Unsec’d. Notes	Baa3	6.125%	01/18/41		3,317	4,554,241
Republic of Indonesia (Indonesia), Unsec’d. Notes, 144A	Baa3	3.750%	04/25/22		4,450	4,744,813
Republic of Indonesia (Indonesia), Unsec’d. Notes, 144A	Baa3	5.250%	01/17/42		4,621	5,400,794
Republic of Peru (Peru), Sr. Unsec’d. Notes	Baa2	5.625%	11/18/50		4,668	6,052,062
Republic of Peru (Peru), Sr. Unsec’d. Notes	Baa2	7.125%	03/30/19		7,048	9,225,832
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	Ba1	6.250%	09/26/22		8,317	10,367,141
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	Ba1	6.750%	05/30/40		4,031	5,462,005
Republic of Turkey (Turkey), Sr. Unsec’d. Notes	Ba1	7.500%	07/14/17		6,693	8,146,720
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes	Baa1	5.625%	04/04/42		4,000	4,970,000
Russian Foreign Bond (Russia), Sr. Unsec’d. Notes	Baa1	7.500%	03/31/30		11,718	15,050,599
United Mexican States (Mexico), Sr. Unsec’d. Notes	Baa1	3.625%	03/15/22		4,772	5,219,375
United Mexican States (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	4.750%	03/08/44		1,092	1,233,960
Venezuela Government International (Venezuela), Sr. Unsec’d. Notes	B2	5.750%	02/26/16		1,365	1,300,163
Venezuela Government International (Venezuela), Sr. Unsec’d. Notes	B2	7.750%	10/13/19		22,422	21,132,735
Venezuela Government International (Venezuela), Sr. Unsec’d. Notes	B2	9.250%	09/15/27		6,406	6,406,000

TOTAL SOVEREIGN ISSUES (cost $137,947,278)						142,569,453

TOTAL LONG-TERM INVESTMENTS (cost $268,623,852)						276,131,039

					Shares
SHORT-TERM INVESTMENT — 4.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $12,893,515)(w)(Note 4)					12,893,515	12,893,515

TOTAL INVESTMENTS — 98.4% (cost $281,517,367)						289,024,554
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 1.6%						4,793,204

NET ASSETS — 100.0%						$293,817,758

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
BRL	Brazilian Real
IDR	Indonesian Rupiah

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(d)	Standard & Poor’s rating.
(g)	Indicates a security that has been deemed illiquid.
(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.
(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Brazilian Real, Expiring 02/15/13	Citigroup Global Markets	BRL	46,290	$22,427,326	$22,473,026	$45,700

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Brazilian Real, Expiring 02/15/13	Citigroup Global Markets	BRL	23,750	$11,385,700	$11,530,230	$(144,530)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Corporate Obligations	$—	$7,117,641	$—
Foreign Bonds	—	121,990,741	4,453,204
Sovereign Issues	—	142,569,453	—
Affiliated Money Market Mutual Fund	12,893,515	—	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(98,830)	—

Total	$12,893,515	$271,579,005	$4,453,204

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign Bond
Balance as of 8/20/12***	$—
Accrued discounts/premiums	(12,509)
Realized gain (loss)	304,995
Change in unrealized appreciation (depreciation)**	214,898
Purchases	9,300,094
Sales	(5,354,274)
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 12/31/12	$4,453,204

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $214,898 was included in Net Assets relating to securities held at the reporting period end.

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

***	Commencement of operations.

Included in the table above, under level 3 securities, is a security fair valued using broker quotes as adjusted for changes in yields of comparable U.S. Government and other securities, using fixed income securities valuation models.

The industry classification of investments and other assets in excess of liabilites shown as a percentage of net assets as of December 31, 2012 were as follows:

Sovereign Issues	48.5%
Foreign Bonds	43.1
Affiliated Money Market Mutual Fund	4.4
Metals & Mining	1.5
Oil, Gas & Consumable Fuels	0.5

Building Materials	0.4
98.4
Other assets in excess of liabilities	1.6

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with derivative instruments is foreign exchange risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$45,700	Unrealized depreciation on foreign currency forward contracts	$144,530

The effects of derivative instruments on the Statement of Operations for the period August 20, 2012* through December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$64,047

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(98,830)

For the period August 20, 2012* through December 31, 2012, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $22,213,206 and the average value at settlement date receivable for foreign currency exchange sale contracts was $5,692,850.

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $268,623,852)	$276,131,039
Affiliated investments (cost $12,893,515)	12,893,515
Foreign currency, at value (cost $545,938)	545,189
Dividends and interest receivable	4,176,633
Receivable for fund share sold	389,719
Unrealized appreciation on foreign currency forward contracts	45,700
Prepaid expenses	1,362

Total Assets	294,183,157

LIABILITIES:
Unrealized depreciation on foreign currency forward contracts	144,530
Advisory fees payable	130,898
Accrued expenses and other liabilities	84,812
Shareholder servicing fees payable	4,484
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	197

Total Liabilities	365,399

NET ASSETS	$293,817,758

Net assets were comprised of:
Paid-in capital	$268,707,936
Retained earnings.	25,109,822

Net assets, December 31, 2012	$293,817,758

Net asset value and redemption price per share, $293,817,758 / 28,104,451 outstanding shares of beneficial interest	$10.45

STATEMENT OF OPERATIONS

For the Period August 20, 2012* through December 31, 2012

INCOME
Interest income	$9,433,288
Affiliated dividend income	28,598

9,461,886

EXPENSES
Advisory fees	1,815,048
Shareholder servicing fees and expenses	213,535
Custodian and accounting fees	49,000
Audit fee	37,000
Shareholders’ reports	12,000
Legal fees and expenses	5,000
Trustees’ fees	4,000
Transfer agent’s fees and expenses (including affiliated expense of $1,200) (Note 4)	4,000
Commitment fee on syndicated credit agreement	1,000
Insurance expenses	1,000
Miscellaneous	5,879

Total expenses.	2,147,462
Less: advisory fee waivers and/or expense reimbursement.	(106,768)
Less: shareholder servicing fee waiver	(23,063)

Net expenses.	2,017,631

NET INVESTMENT INCOME	7,444,255

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	9,783,326
Foreign currency transactions	473,583

10,256,909

Net change in unrealized appreciation (depreciation) on:
Investments	7,507,187
Foreign currencies	(98,529)

7,408,658

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	17,665,567

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,109,822

STATEMENT OF CHANGES IN NET ASSETS

August 20, 2012* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$7,444,255
Net realized gain on investment and foreign currency transactions	10,256,909
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	7,408,658

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	25,109,822

FUND SHARE TRANSACTIONS:
Fund share sold [65,206,108 shares]	653,895,261
Fund share repurchased [37,101,657 shares]	(385,187,325)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	268,707,936

TOTAL INCREASE IN NET ASSETS	293,817,758
NET ASSETS:
Beginning of period	—
End of period	$293,817,758

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A269

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2012 consisted of 68 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to 19 Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Bond Portfolio 2015 Portfolio (“Bond Portfolio 2015”), AST Bond Portfolio 2016 Portfolio (“Bond Portfolio 2016”), AST Bond Portfolio 2017 Portfolio (“Bond Portfolio 2017”), AST Bond Portfolio 2018 Portfolio (“Bond Portfolio 2018”), AST Bond Portfolio 2019 Portfolio (“Bond Portfolio 2019”), AST Bond Portfolio 2020 Portfolio (“Bond Portfolio 2020”), AST Bond Portfolio 2021 Portfolio (“Bond Portfolio 2021”), AST Bond Portfolio 2022 Portfolio (“Bond Portfolio 2022”) and AST Bond Portfolio 2023 Portfolio (“Bond Portfolio 2023”): To seek the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST Global Real Estate Portfolio (“Global Real Estate”): Capital appreciation and income.

AST High Yield Portfolio (“High Yield”): Maximum total return, consistent with preservation of capital and prudent investment management.

AST Lord Abbett Core Fixed-Income Portfolio (“Lord Abbett Core Fixed-Income”): Income and capital appreciation to produce a high total return.

AST Money Market Portfolio (“Money Market”): High current income and maintain high levels of liquidity.

AST Neuberger Berman Core Bond Portfolio (“Neuberger Berman Core Bond “): Maximize total return consistent with preservation of capital.

AST Prudential Core Bond Portfolio (“Prudential Core Bond”): Maximize total return, consistent with the long-term preservation of capital and liquidity needs.

AST QMA US Equity Alpha Portfolio (“QMA US Equity Alpha”): Long-term capital appreciation.

AST Quantitative Modeling Portfolio (“Quantitative Modeling”): High potential return while attempting to mitigate downside risk during adverse market cycles.

AST Western Asset Core Plus Bond Portfolio (“Western Asset Core Plus Bond”): Maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio.

AST Western Asset Emerging Markets Debt Portfolio (“Western Asset Emerging Markets Debt”): Maximize total return.

2. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment

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Manager”) through the adoption of Valuation Procedures for valuation of the Portfolio’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Portfolio’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Portfolio’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the

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issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the Money Market Portfolio, which is limited to 10% of net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

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If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

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Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios entered into credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2012, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

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Securities Lending:    The Portfolios may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2012, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

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J.P. Morgan Investment Management, Inc. for a portion of High Yield;

Lord Abbett & Co. LLC for Lord Abbett Core Fixed-Income; Neuberger Berman Fixed Income LLC for Neuberger Berman Core Bond;

Prudential Investment Management, Inc. (“PIM”), for Bond Portfolio 2015, Bond Portfolio 2016, Bond Portfolio 2017, Bond Portfolio 2018, Bond Portfolio 2019, Bond Portfolio 2020, Bond Portfolio 2021, Bond Portfolio 2022, Bond Portfolio 2023, Global Real Estate, Money Market, Prudential Core Bond and a portion of High Yield;

Quantitative Management Associates LLC (“QMA”) for QMA US Equity Alpha and Quantitative Modeling Portfolio;

Western Asset Management Company and Western Asset Management Company Limited for Western Asset Core Plus Bond and Western Asset Emerging Markets Debt.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has contractually agreed to waive a portion of their advisory fee and/or reimburse each Portfolio so that subadvisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted.

	Advisory Fees	Effective Advisory Fees	Expense Limitations
Bond Portfolio 2015	0.65% first $ 500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2016	0.65% first $ 500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2017	0.65% first $ 500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2018	0.65% first $ 500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2019	0.65% first $ 500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2020	0.65% first $ 500 million; 0.64% in excess of $500 million	—†	1.00	%*
Bond Portfolio 2021	0.65% first $ 500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2022	0.65% first $ 500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Bond Portfolio 2023	0.65% first $ 500 million; 0.64% in excess of $500 million	0.64%	1.00	%*
Global Real Estate	1.00%	1.00%	N/A
High Yield	0.75%	0.73%	0.80	%***
Lord Abbett Core Fixed-Income	0.80%	0.67%	N/A	#
Money Market	0.50%**	0.13%	N/A
Neuberger Berman Core Bond	0.70%	0.69%	N/A	#
Prudential Core Bond	0.70%	0.67%	N/A	#
QMA US Equity Alpha	1.00%	1.00%	N/A
Quantitative Modeling	0.25%	0.24%	N/A	###
Western Asset Core Plus Bond	0.70%	0.70%	N/A
Western Asset Emerging Markets Debt .	0.85%##	0.80%	N/A

†	The advisory fee amount waived exceeds the advisory fee for the current period.

*	Expense limitation is contractual through February 24, 2013.

**

The Investment Manager has voluntarily agreed to limit the advisory fees of the Money Market Portfolio such that the 1-day yield (without gain or loss) does not fall below 0.02%. Effective July 1, 2012, that threshold was

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reduced to 0.00%. The waiver/reimbursement is voluntary and may be modified or terminated by AST Investment Services, Inc. and PI at any time without notice. During the year ended December 31, 2012, the Investment Manager has reimbursed the Portfolio as a result of this voluntary agreement in the amount of $11,353,241, 0.37% of the Money Market Portfolio’s average daily net assets.

***	Expense limitation is noted in the table below:

	January 1, 2012 – June 30, 2012 Expense Limitation	Effective July 1, 2012 Expense Limitation
High Yield	N/A	0.80%

#	The Investment Manager has contractually agreed to waive a portion of its advisory fees so that the effective advsiory fee rates are as follows:

	First $500 million	Next $500 million	In Excess of $1 billion	Effective through the following dates
Lord Abbett Core Fixed-Income	0.70%	0.675%	0.65%	June 30, 2014
Neuberger Berman Core Bond	0.70%	0.675%	0.65%	May 1, 2014
Prudential Core Bond	0.70%	0.675%	0.65%	May 1, 2014

##	The Investment Manager has contractually agreed to waive a portion of its advisory fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio, effective through July 1, 2014.

###	Contractual expense limitation of 0.30% through May 1, 2012.

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

The Trust, excluding Quantitative Modeling Portfolio, has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Annuities Life Assurance Corporation (“PALAC”), each an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios’ pay such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver).

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2012, PIM was compensated as follows for these services by the Portfolios:

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PIM
Bond Portfolio 2017	$11,099
Bond Portfolio 2021	14,505
Global Real Estate	14,293
High Yield	330,507
Lord Abbett Core Fixed-Income	78,015
Neuberger Berman Core Bond	3,966
Prudential Core Bond	60,962
Western Asset Core Plus Bond	59,559

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2012, were as follows:

	Cost of Purchases	Proceeds from Sales
Bond Portfolio 2015	$89,124,809	$103,102,282
Bond Portfolio 2016	64,058,093	78,693,138
Bond Portfolio 2017	430,505,373	426,561,546
Bond Portfolio 2018	589,364,306	578,491,423
Bond Portfolio 2019	271,228,275	224,044,642
Bond Portfolio 2020	6,464,302	28,765,543
Bond Portfolio 2021	515,288,886	552,374,173
Bond Portfolio 2022	680,977,302	519,871,028
Bond Portfolio 2023	130,634,722	69,887,020
Global Real Estate	318,525,641	171,690,429
High Yield	1,113,877,219	897,114,800
Lord Abbett Core Fixed-Income	11,266,441,431	11,183,555,444
Neuberger Berman Core Bond	2,591,776,550	2,845,203,495
Prudential Core Bond	9,492,350,052	7,747,881,721
QMA US Equity Alpha	809,604,467	750,587,814
Quantitative Modeling	218,658,820	114,981,572
Western Asset Core Plus Bond	6,953,547,101	7,245,757,184
Western Asset Emerging Markets Debt	617,448,003	27,700,201

A summary of cost of purchases and proceeds of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2012 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Quantitative Modeling
BlackRock Value	$5,226,358	$9,935,487	$9,808,755	$108,507	$5,915,824
Federated Aggressive Growth	314,857	1,238,388	301,231	—	1,352,354
Goldman Sachs Concentrated Growth	2,035,340	6,807,721	1,133,774	9,050	8,342,186
Goldman Sachs Large Cap Value	1,744,385	4,575,962	929,934	36,310	5,939,164
Goldman Sachs Mid-Cap Growth	252,285	600,579	182,955	50,347	693,120
Goldman Sachs Small-Cap Value	237,811	987,082	217,381	3,350	1,088,488
High Yield	1,082,980	2,262,345	1,215,783	113,293	2,249,258
International Growth	4,246,819	9,563,225	1,914,454	89,304	13,406,669
International Value	4,254,768	9,829,313	1,908,442	195,762	13,391,253
Investment Grade Bond	16,211,070	34,152,406	50,681,520	330,069	102,009
Jennison Large Cap Growth	5,083,451	10,429,700	5,422,108	—	11,055,503
Jennison Large Cap Value	2,614,888	9,595,240	1,137,729	24,303	11,900,754
Large-Cap Value	7,841,676	10,905,856	7,902,450	209,010	12,038,749
Lord Abbett Core Fixed Income	2,322,510	4,942,160	1,596,915	134,221	5,761,922
Marsico Capital Growth	5,076,441	10,768,407	4,100,723	35,804	12,459,813
MFS Growth	3,047,387	10,179,895	1,585,379	—	12,489,278
MFS Large-Cap Value	—	5,738,225	6,031	—	5,855,688

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Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Quantitative Modeling (continued)
Mid-Cap Value	$538,477	$1,418,351	$282,408	$9,127	$1,835,564
Money Market	308,007	1,155,179	687,574	45	775,611
Neuberger Berman Core Bond	1,548,445	3,158,664	2,840,900	7,276	1,981,497
Neuberger Berman Mid-Cap Growth	374,805	836,271	240,318	—	1,031,260
Parametric Emerging Markets Equity	1,375,858	3,315,643	610,419	76,381	4,463,630
PIMCO Limited Maturity	315,495	1,181,632	298,274	29,121	1,202,927
PIMCO Total Return Bond	5,430,159	11,089,254	6,196,764	307,976	10,798,882
Prudential Core Bond	3,106,721	11,744,726	2,341,157	21,524	12,887,304
Small-Cap Growth	470,513	1,888,306	450,043	—	2,019,011
Small-Cap Value	551,489	2,275,321	483,331	6,645	2,563,488
T. Rowe Price Equity Income	—	18,650,995	1,979,225	15,907	17,693,412
T. Rowe Price Large Cap Growth	5,083,450	10,301,404	5,450,250	—	11,114,472
T. Rowe Price Natural Resources	432,786	997,069	175,735	3,503	1,288,448
Western Asset Core Plus Bond	3,103,626	6,648,598	2,873,034	325,343	6,948,125
Western Asset Core Emerging Markets Debt	—	1,485,416	26,576	—	1,517,730

	$84,232,857	$218,658,820	$114,981,572	$2,142,178	$202,163,393

Written options transactions, during the year ended December 31, 2012, were as follows:

	AST Bond Portfolio 2015		AST Bond Portfolio 2016
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	29	4,169	24	3,446
Expired options	—	—	—	—
Closed options	(29)	(4,169)	(24)	(3,446)

Balance at end of year	—	$—	—	$—

	AST Bond Portfolio 2017		AST Bond Portfolio 2018
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	120	17,230	164	23,537
Expired options	—	—	—	—
Closed options	(120)	(17,230)	(164)	(23,537)

Balance at end of year	—	$—	—	$—

	AST Bond Portfolio 2019		AST Bond Portfolio 2020
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	19	2,723	5	723
Expired options	—	—	—	—
Closed options	(19)	(2,723)	(5)	(723)

Balance at end of year	—	$—	—	$—

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	AST Bond Portfolio 2021		AST Bond Portfolio 2022
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	160	22,984	101	14,507
Expired options	—	—	—	—
Closed options	(160)	(22,984)	(101)	(14,507)

Balance at end of year	—	$—	—	$—

	AST Bond Portfolio 2023		AST Prudential Core Bond Portfolio
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	—	$—	—	$—
Written options	4	585	428	72,600
Expired options	—	—	—	—
Closed options	(4)	(585)	(428)	(72,600)

Balance at end of year	—	$—	—	$—

			AST Western Asset Core Plus Bond
			Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year			598,000	$82,873
Written options			9,086,768	3,806,813
Expired options			(4,014,140)	(968,431)
Closed options			(5,670,628)	(2,921,255)

Balance at end of year			—	$—

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

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	Average Advances Outstanding During the Period	Average Interest Rate	Number of Days Advances Outstanding During the Period	Outstanding Borrowings at December 31, 2012
Bond Portfolio 2016	$1,358,800	1.48%	5	—
Bond Portfolio 2020	1,547,000	1.49%	14	—
High Yield	4,748,000	1.49%	1	—
Global Real Estate	6,716,333	1.48%	18	—
Neuberger Berman Core Bond	5,580,000	1.46%	2	—
QMA US Equity Alpha	5,483,333	1.49%	15	—
Quantitative Modeling	180,000	1.46%	2	—

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	Ownership

As of December 31, 2012, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

10.	In-Kind Redemption

During the year ended December 31, 2012, the Western Asset Emerging Markets Debt Portfolio settled the redemption of certain fund shares by delivery of certain portfolio securities in lieu of cash. The value of such securities was $334,875,095. Western Asset Emerging Markets Debt realized a gain of $10,754,024 related to the in-kind redemption transactions, which amount is included in the Statement of Operations under “Realized gain (loss) on investment and foreign currency transactions”.

11.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

B13

Financial Highlights

	AST Bond Portfolio 2015
	Year Ended December 31,				January 28, 2008(c) through December 31, 2008(d)
	2012(d)	2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.66	$11.96	$11.39	$11.49	$10.00

Income (Loss) From Investment Operations:
Net investment income.	0.15	0.21	0.16	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.13	0.47	0.89	(0.14)	1.37

Total from investment operations	0.28	0.68	1.05	(0.05)	1.49

Less Distributions:	(0.86)	(2.98)	(0.48)	(0.05)	—

Net Asset Value, end of period	$9.08	$9.66	$11.96	$11.39	$11.49

Total Return(a)	3.02%	6.40%	9.38%	(0.38)%	14.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$83.7	$115.4	$134.1	$189.0	$221.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.90%	0.87%	0.83%	0.81%	0.90	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.90%	0.87%	0.83%	0.81%	0.90	%(e)
Net investment income	1.62%	2.03%	1.02%	0.71%	1.27	%(e)
Portfolio turnover rate(f)	364%	292%	181%	303%	1433	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Bond Portfolio 2016
	Year Ended December 31,			January 2, 2009(c) through December 31, 2009
	2012(d)	2011(d)	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.48	$10.56	$9.55	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	0.04	0.21	—	(e)
Net realized and unrealized gain (loss) on investments	0.29	0.82	0.80	(0.45)

Total from investment operations	0.34	0.86	1.01	(0.45)

Less Distributions:	(0.11)	(2.94)	—	—

Net Asset Value, end of period	$8.71	$8.48	$10.56	$9.55

Total Return(a)	4.17%	9.64%	10.58%	(4.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$49.3	$104.9	$43.0	$28.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.96%	0.98%	0.93%	1.00	%(f)
Expenses Before Waivers and/or Expense Reimbursement	0.96%	0.98%	0.93%	1.74	%(f)
Net investment income (loss)	0.53%	0.42%	1.04%	(0.09	)%(f)
Portfolio turnover rate(g)	355%	368%	615%	455	%(h)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST Bond Portfolio 2017
	Year Ended December 31,		January 4, 2010(c) through December 31, 2010(d)
	2012(d)	2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.61	$10.96	$10.00

Income From Investment Operations:
Net investment income	0.08	0.09	0.09
Net realized and unrealized gain on investments	0.51	1.12	0.87

Total from investment operations	0.59	1.21	0.96

Less Distributions:	(0.05)	(0.56)	—

Net Asset Value, end of period	$12.15	$11.61	$10.96

Total Return(a)	5.12%	11.41%	9.60%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$355.6	$508.2	$177.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.78%	0.80%	0.88	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.79%	0.80%	0.88	%(e)
Net investment income	0.72%	0.76%	0.85	%(e)
Portfolio turnover rate(f)	422%	462%	695	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Bond Portfolio 2018
	Year Ended December 31,				January 28, 2008(c) through December 31, 2008
	2012(d)	2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.85	$11.91	$11.16	$12.23	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09	0.09	0.16	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.58	1.39	1.07	(0.83)	2.19

Total from investment operations	0.67	1.48	1.23	(0.75)	2.23

Less Distributions:	(0.11)	(1.54)	(0.48)	(0.32)	—

Net Asset Value, end of period	$12.41	$11.85	$11.91	$11.16	$12.23

Total Return(a)	5.72%	13.58%	11.19%	(5.97)%	22.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$515.6	$682.9	$100.7	$150.7	$166.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.77%	0.87%	0.83%	0.98	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.78%	0.87%	0.83%	0.98	%(e)
Net investment income	0.71%	0.75%	0.95%	0.69%	1.04	%(e)
Portfolio turnover rate(f)	417%	495%	208%	392%	701	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Bond Portfolio 2019
	Year Ended December 31,				January 28, 2008(c) through December 31, 2008(d)
	2012(d)	2011(d)	2010	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.08	$11.86	$11.32	$12.31	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.07	0.16	0.09	0.08	0.09
Net realized and unrealized gain (loss) on investments	0.55	1.47	1.18	(1.03)	2.22

Total from investment operations	0.62	1.63	1.27	(0.95)	2.31

Less Distributions:	(1.35)	(2.41)	(0.73)	(0.04)	—

Net Asset Value, end of period	$10.35	$11.08	$11.86	$11.32	$12.31

Total Return(a)	5.86%	15.97%	11.36%	(7.70)%	23.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$199.0	$56.6	$88.2	$103.6	$124.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.89%	0.95%	0.88%	0.86%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.89%	0.95%	0.88%	0.86%	1.08	%(e)
Net investment income	0.65%	1.44%	0.62%	0.64%	0.95	%(e)
Portfolio turnover rate(f)	552%	252%	222%	399%	779	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Bond Portfolio 2020
	Year Ended December 31,			January 2, 2009(c) through December 31, 2009
	2012(d)	2011(d)	2010
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.26	$10.01	$8.95	$10.00

Income (Loss) From Investment Operations:
Net investment income (loss)	0.10	0.12	0.07	—	(e)
Net realized and unrealized gain (loss) on investments	0.44	1.57	0.99	(1.05)

Total from investment operations	0.54	1.69	1.06	(1.05)

Less Distributions:	(4.20)	(1.44)	—	—

Net Asset Value, end of period	$6.60	$10.26	$10.01	$8.95

Total Return(a)	6.32%	18.67%	11.84%	(10.50)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.7	$24.8	$106.7	$8.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00%	0.96%	0.89%	1.00	%(f)
Expenses Before Waivers and/or Expense Reimbursement	2.38%	0.96%	0.89%	2.59	%(f)
Net investment income (loss)	1.17%	1.26%	0.66%	(0.06	)%(f)
Portfolio turnover rate(g)	470%	306%	854%	433	%(h)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Less than $0.005 per share.

(f)	Annualized.

(g)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(h)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Bond Portfolio 2021
	Year Ended December 31,		January 4, 2010(c) through December 31, 2010(d)
	2012(d)	2011(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$13.47	$11.21	$10.00

Income From Investment Operations:
Net investment income	0.12	0.10	0.08
Net realized and unrealized gain on investments	0.79	2.17	1.13

Total from investment operations	0.91	2.27	1.21

Less Distributions:	(0.38)	(0.01)	—

Net Asset Value, end of period	$14.00	$13.47	$11.21

Total Return(a)	6.80%	20.30%	12.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$381.2	$652.7	$168.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.77%	0.77%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.78%	1.03	%(e)
Net investment income	0.91%	0.83%	0.82	%(e)
Portfolio turnover rate(f)	383%	428%	863	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Bond Portfolio 2022
	Year Ended December 31,	January 3, 2011(c) through December 31, 2011
	2012
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.24	$10.00

Income From Investment Operations:
Net investment income	0.08	0.01
Net realized and unrealized gain on investments	0.64	2.23

Total from investment operations	0.72	2.24

Less Distributions:	(0.03)	—

Net Asset Value, end of period	$12.93	$12.24

Total Return(a)	5.85%	22.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$452.9	$339.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.78%	0.90	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.90	%(d)
Net investment income	0.63%	0.13	%(d)
Portfolio turnover rate(e)	420%	585	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST Bond Portfolio 2023
	January 03, 2012(c) through December 31, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment loss	(0.02)
Net realized and unrealized gain on investments	0.61

Total from investment operations	0.59

Net Asset Value, end of period	$10.59

Total Return(a)	5.90%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$142.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.07	%(e)
Net investment loss	(0.18	)%(e)
Portfolio turnover rate(f)	537	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST Global Real Estate Portfolio
	Year Ended December 31,				May 1, 2008(c) through December 31, 2008
	2012(d)	2011	2010(d)	2009
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.57	$8.13	$6.89	$5.23	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.14	0.16	0.17	0.14	0.13
Net realized and unrealized gain (loss) on investments	1.86	(0.56)	1.19	1.66	(4.90)

Total from investment operations	2.00	(0.40)	1.36	1.80	(4.77)

Less Distributions:	(0.14)	(0.16)	(0.12)	(0.14)	—

Net Asset Value, end of period	$9.43	$7.57	$8.13	$6.89	$5.23

Total Return(a)	26.81%	(5.04)%	20.20%	35.10%	(47.70)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$548.1	$321.7	$380.1	$244.7	$166.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.16%	1.18%	1.19%	1.23%	1.27	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.17%	1.18%	1.19%	1.23%	1.27	%(e)
Net investment income	1.66%	2.00%	2.89%	2.64%	2.79	%(e)
Portfolio turnover rate	39%	55%	37%	59%	66	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST High Yield Portfolio
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.21	$7.43	$6.86	$5.30	$7.75

Income (Loss) From Investment Operations:
Net investment income	0.49	0.52	0.47	0.48	0.40
Net realized and unrealized gain (loss) on investments	0.46	(0.28)	0.43	1.35	(2.22)

Total from investment operations	0.95	0.24	0.90	1.83	(1.82)

Less Distributions:	(0.50)	(0.46)	(0.33)	(0.27)	(0.63)

Net Asset Value, end of year	$7.66	$7.21	$7.43	$6.86	$5.30

Total Return(a)	13.88%	3.17%	13.67%	35.35%	(25.54)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,605.7	$1,337.7	$1,384.5	$897.8	$331.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.82%	0.86%	0.87%	0.89%	0.88%
Expenses Before Waivers and/or Expense Reimbursement	0.88%	0.88%	0.88%	0.91%	0.91%
Net investment income	6.47%	6.71%	6.63%	7.98%	7.60%
Portfolio turnover rate	64%	93%	116%	76%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST Lord Abbett Core Fixed Income Portfolio
	Year Ended December 31,
	2012	2011(c)	2010(c)	2009	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.30	$10.43	$9.87	$7.92	$11.59

Income (Loss) From Investment Operations:
Net investment income	0.14	0.24	0.62	0.49	0.72
Net realized and unrealized gain (loss) on investments	0.52	0.81	0.63	2.16	(3.13)

Total from investment operations	0.66	1.05	1.25	2.65	(2.41)

Less Distributions:	(0.46)	(0.18)	(0.69)	(0.70)	(1.26)

Net Asset Value, end of year	$11.50	$11.30	$10.43	$9.87	$7.92

Total Return(a)	5.93%	10.17%	13.41%	34.77%	(23.35)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,545.6	$1,951.6	$424.0	$441.2	$278.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75%	0.80%	0.96%	0.96%	0.93%
Expenses Before Waivers and/or Expense Reimbursement	0.92%	0.93%	0.96%	0.96%	0.95%
Net investment income	1.39%	2.15%	6.12%	6.74%	6.93%
Portfolio turnover rate	580%	696%	55%	48%	30%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST Money Market Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income (Loss) From Investment Operations:
Net investment income	— (b)	— (b)	— (b)	— (b)	0.02

Less Distributions:	— (b)	— (b)	— (b)	— (b)	(0.02)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(a)	0.01%	0.02%	0.03%	0.25%	2.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,268.7	$2,717.2	$3,217.9	$2,821.0	$2,906.4
Ratios to average net assets:
Expenses After Waivers and/or Expense Reimbursement	0.21%	0.18%	0.26%	0.45%	0.56%
Expenses Before Waivers and/or Expense Reimbursement	0.61%	0.62%	0.62%	0.62%	0.59%
Net investment income	0.01%	0.02%	0.02%	0.24%	2.44%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $0.005 per share.

	AST Neuberger Berman Core Bond Portfolio
	Year Ended December 31, 2012(c)	October 17, 2011(d) through December 31, 2011(c)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.13	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.13	0.03
Net realized and unrealized gain (loss) on investments	0.36	0.10

Total from investment operations	0.49	0.13

Less Distributions:	(0.03)	—

Net Asset Value, end of period	$10.59	$10.13

Total Return(a)	4.88%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$610.6	$894.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.79%	0.84	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.87	%(e)
Net investment income	1.23%	1.51	%(e)
Portfolio turnover rate	361%	51	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests. (c) Calculated based on average shares outstanding during the period.

(d)	Commencement of operations.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	AST Prudential Core Bond Portfolio
	Year Ended December 31, 2012(d)	October 17, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.14	$10.00

Income From Investment Operations:
Net investment income	0.24	0.02
Net realized and unrealized gain on investments	0.48	0.12

Total from investment operations	0.72	0.14

Less Distributions:	(0.05)	—

Net Asset Value, end of period	$10.81	$10.14

Total Return(a)	7.11%	1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,869.6	$1,792.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.75%	0.78	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.84	%(e)
Net investment income.	2.38%	1.38	%(e)
Portfolio turnover rate(f)	532%	309	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(g)	Not annualized.

	AST QMA US Equity Alpha Portfolio
	Year Ended December 31,
	2012		2011		2010		2009		2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.55		$11.24		$9.84		$8.23		$13.70

Income (Loss) From Investment Operations:
Net investment income	0.13		0.10		0.08		0.06		0.15
Net realized and unrealized gain (loss) on investments	2.03		0.29		1.39		1.71		(5.36)

Total from investment operations	2.16		0.39		1.47		1.77		(5.21)

Less Distributions:	(0.11)		(0.08)		(0.07)		(0.16)		(0.26)

Net Asset Value, end of year	$13.60		$11.55		$11.24		$9.84		$8.23

Total Return(a)	18.81%		3.46%		15.05%		21.82%		(38.72)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$416.3		$305.2		$339.7		$277.7		$198.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.78	%(d)	1.49	%(d)	1.57	%(d)	1.80	%(d)	1.41	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.78	%(d)	1.66	%(d)	1.66	%(d)	1.80	%(d)	1.41	%(d)
Net investment income	1.01%		0.81%		0.83%		0.89%		1.37%
Portfolio turnover rate	137%		128%		89%		96%		189%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.63%, 0.49%, 0.49%, 0.60% and 0.38% for the years December 31, 20,12, 2011, 2010, 2009 and 2008, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	AST Quantitative Modeling Portfolio
	Year Ended December 31, 2012	May 2, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.00	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.05	0.01
Net realized and unrealized gain (loss) on investments	1.13	(1.01)

Total from investment operations	1.18	(1.00)

Less Distributions:	— (d)	—

Net Asset Value, end of period	$10.18	$9.00

Total Return(a)	13.16%	(10.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$203.6	$84.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.31%	0.30	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.32%	0.55	%(e)
Net investment income	0.72%	0.22	%(e)
Portfolio turnover rate	81%	264	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Less than $0.005 per share.

(e)	Annualized.

(f)	Not annualized.

	AST Western Asset Core Plus Bond Portfolio
	Year Ended December 31,
	2012	2011(c)	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.70	$10.51	$9.98	$9.45	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.28	0.32	0.32	0.36	0.51
Net realized and unrealized gain (loss) on investments	0.53	0.30	0.45	0.71	(1.04)

Total from investment operations	0.81	0.62	0.77	1.07	(0.53)

Less Distributions:	(0.79)	(0.43)	(0.24)	(0.54)	(0.02)

Net Asset Value, end of year	$10.72	$10.70	$10.51	$9.98	$9.45

Total Return(a)	7.86%	6.02%	7.80%	11.75%	(5.31)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,856.0	$2,439.5	$3,049.4	$1,719.0	$772.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.78%	0.80%	0.80%	0.82%	0.82%
Expenses Before Waivers and/or Expense Reimbursement	0.82%	0.83%	0.83%	0.83%	0.82%
Net investment income	2.70%	2.99%	3.11%	3.66%	4.57%
Portfolio turnover rate	302%	572%	612%	334%	645%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	AST Western Asset Emerging Markets Debt Portfolio
	August 20, 2012(c) through December 31, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.13
Net realized and unrealized gain (loss) on investments	0.32

Total from investment operations	0.45

Net Asset Value, end of period	$10.45

Total Return(a)	4.50%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$293.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.94	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.01	%(e)
Net investment income	3.49	%(e)
Portfolio turnover rate	6	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Global Real Estate Portfolio, AST High Yield Portfolio, AST Lord Abbett Core Fixed Income Portfolio, AST Money Market Portfolio, AST Neuberger Berman Core Bond Portfolio, AST Prudential Core Bond Portfolio, AST QMA U.S. Equity Alpha Portfolio, AST Quantitative Modeling Portfolio, AST Western Asset Core Plus Bond Portfolio, and AST Western Asset Emerging Markets Debt Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2013

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (45) No. of Portfolios Overseen: 92	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (63) No. of Portfolios Overseen: 92	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.).
Kay Ryan Booth (62) No. of Portfolios Overseen: 92	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (74) No. of Portfolios Overseen: 92	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
W. Scott McDonald, Jr., Ph.D. (75) No. of Portfolios Overseen: 92	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (71) No. of Portfolios Overseen: 92	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (62) No. of Portfolios Overseen: 92	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (77) No. of Portfolios Overseen: 92	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (44) No. of Portfolios Overseen: 92	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008)	None.
Robert F. Gunia (66) No. of Portfolios Overseen: 92	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (47) Number of Portfolios Overseen: 92	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Timothy S. Cronin, 2009; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Robert F. O’Donnell, 2012; F. Don Schwartz, 1992.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Valerie M. Simpson (53) Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (56) Assistant Treasurer	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert O’Donnell and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

Approval of Advisory Agreements

Board Consideration of New Management Agreement and Subadvisory Agreement: AST Western Asset Emerging Markets Debt Portfolio

Initial Approval of the Portfolio’s Advisory Agreement

As required by the Investment Company Act of 1940 (1940 Act), the Board of Trustees (the Board) considered the proposed management agreement (the Management Agreement) with Prudential Investments LLC and AST Investment Services, Inc. (collectively, the Manager) and the proposed subadvisory agreement (the Subadvisory Agreement, and collectively with the Management Agreement, the Advisory Agreements) with Western Asset Management Company (Western Asset), Western Asset Management Company Limited (Western Asset London, and together with Western Asset, the Subadvisers), with respect to the AST Western Asset Emerging Markets Debt Portfolio (the Portfolio) prior to the Portfolio’s commencement of operations. The Board, including all of the Independent Trustees, met on March 14-15, 2012 and approved the Advisory Agreements for an initial two year period, after concluding that approval of the Advisory Agreements was in the best interest of the Portfolio.

In advance of the meetings, the Board requested and received materials relating to the Advisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Advisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Manager and the Subadvisers; comparable performance information; the fees proposed to be paid by the Portfolio to the Manager and by the Manager to the Subadvisers under the Advisory Agreements; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Manager and the Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at or in advance of the meetings on March 14-15, 2012. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the Advisory Agreements with respect to the Portfolio.

The Trustees determined that the overall arrangements between the Portfolio and the Manager, which will serve as the Portfolio’s investment manager pursuant to the Management Agreement, and between the Manager and the Subadvisers, which will serve as the Portfolio’s subadvisers pursuant to the terms of the Subadvisory Agreement, are appropriate in light of the services to be performed and the fees to be charged under the Advisory Agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the Advisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that in connection with the renewal of the Management Agreement, it had received and considered information about the Manager at the June 2011 Board meetings, and concluded that it was satisfied with the nature, quality, and extent of services provided by the Manager under the management agreement covering the other portfolios of the Advanced Series Trust (the “Trust”). The Board determined that it was reasonable to conclude that the nature, quality, and extent of services to be provided by the Manager to the Portfolio would be similar in nature to those provided to other portfolios of the Trust.

With respect to the Subadvisers, the Board received and considered information regarding the nature and extent of services that would be provided to the Portfolio under the Subadvisory Agreement. The Board considered, among other things, the background and experience of the portfolio managers for the Subadvisers. The Board also received information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the Subadvisers. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer (CCO) regarding the Subadvisers. The Board concluded that with respect to the Subadvisers, based on the nature of the proposed services to be rendered and the background information that it reviewed about the Subadvisers, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Subadvisers.

Performance

Because the Portfolio had not yet commenced operations, no actual investment performance of the Portfolio existed for Board review. The Board, however, received and considered information regarding the investment performance of other accounts managed by the Subadvisers utilizing an investment style and strategy similar to that proposed for the Portfolio. The Board concluded that it was satisfied with the performance records of the Subadvisers.

While there was no historical performance information of the Portfolio for Board review, the Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Fee Rates

The Board considered the proposed management fee, subadvisory fees and estimated overall expense ratio for the Portfolio. The Board considered comparisons of those fees and expenses with similar funds based on comparative data from a third-party service provider. The Board concluded that the management fee, subadvisory fees and estimated overall expense ratio for the Portfolio were reasonable.

Profitability

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical profitability information with respect to the Portfolio to be reviewed. The Board noted that it would review profitability information in connection with future annual reviews of advisory agreements.

Economies of Scale

Because the Portfolio had not yet commenced operations, the Board noted that there was no historical information regarding economies of scale with respect to the Portfolio to be reviewed. The Board noted that it would review such information in connection with future annual reviews of advisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the Subadvisers in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Trust portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the Manager and the Subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

Based on the materials provided to the Board and the presentations made by the Manager and the Subadvisers, the Board concluded that approving the Advisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (the “Trust”) portfolios and the applicable variable annuity contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. You should call (888)778-2888 to obtain descriptions of the Trust’s proxy voting policies and procedures. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling (888)778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your variable annuity prospectus to determine which portfolios are available to you.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID Liberty MO Permit 11

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239684-00001-00    AST-AR-B-ANNUITY

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2012

This report is one of several that provides financial information about certain investment choices available under variable annuity contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report. Please refer to your variable annuity contract prospectus to determine which supplements are applicable to you.

To receive your annual reports online, go to www.prudentialannuities.com/investor/edelivery, or scan the code below.

AST Advanced Strategies Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Moderate Asset Allocation Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST T. Rowe Price Asset Allocation Portfolio

Advanced Series Trust Table of Contents	Annual Report	December 31, 2012

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Advanced Strategies Portfolio	A1
	AST Balanced Asset Allocation Portfolio	A44
	AST BlackRock Global Strategies Portfolio	A48
	AST First Trust Balanced Target Portfolio	A80
	AST First Trust Capital Appreciation Target Portfolio	A95
	AST J.P. Morgan Strategic Opportunities Portfolio	A109
	AST Moderate Asset Allocation Portfolio	A176
	AST PIMCO Limited Maturity Bond Portfolio	A179
	AST PIMCO Total Return Bond Portfolio	A197
	AST Preservation Asset Allocation Portfolio	A230
	AST Schroders Global Tactical Portfolio	A234
	AST Schroders Multi-Asset World Strategies Portfolio	A257
	AST T. Rowe Price Asset Allocation Portfolio	A291

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Board Members

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2012

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 31, 2013

Advanced Series Trust, Advanced Strategies Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	13.65%	2.76%	4.59%
Blended Index	12.79	2.63	4.25
S&P 500 Index	15.99	1.66	3.64

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Advanced Strategies Portfolio returned 13.65%.

The investment objective of the Portfolio is to seek a high level of absolute return by using traditional and non-traditional investment strategies and by investing in domestic and foreign equity and fixed-income securities, derivative instruments and other investment companies.

Domestic and international stock markets performed well, despite concerns about the impact of politics on U.S. fiscal policy and the impact of deep fiscal imbalances in the euro zone. Markets changed direction more than once during the course of the year, but finished with substantial net gains. The global bond market was roughly in line with its long-term average.

Manager allocations added to performance relative to the Blended Index (the Index), while tactical asset allocation (short-term moves among asset classes) detracted slightly. A structural overweight in emerging markets bonds proved profitable relative to the Index. However, tactical moves in the Quantitative Management Associates LLC (QMA) ETF/Futures segment detracted to a small extent. QMA uses this segment to try to outperform the Index by making short-term investments in a wide array of exchange-traded funds (ETF) and futures while also managing overall Portfolio liquidity. It underperformed the Index in 2012. Moreover, a small allocation to cash, held to assist with day-to-day cash flow management, had a negative impact on performance during the broad market upswing.

A majority of the subadvisers across the stock, bond, and real assets portions of the Portfolio beat their respective targets. The strongest relative performances came from T. Rowe Price Associates, Inc. (large-cap value stocks), William Blair & Company, LLC (international growth stocks), and the three Pacific Investment Management Company LLC (“PIMCO”) segments (domestic bonds, international bonds, and real assets). Marsico Capital Management LLC (large-cap growth stocks) was the largest detractor from relative performance, trailing its Russell 1000® Growth target significantly.

Some of the Portfolio’s strategies make significant use of derivatives. For example, the PIMCO Real Return Strategy uses futures contracts to gain exposure to real estate and commodities. The bond strategies use derivatives to manage portfolio risk, for liquidity, and to help exploit market inefficiencies. The Portfolio’s active overlay component, subadvised by QMA, uses both ETFs and futures to manage cash flows and provide liquidity for the Portfolio, as well as to implement tactical asset allocation decisions as described above. Overall, the Portfolio’s fixed income subadvisers and real return portions contributed positively to performance during the period, while performance of the active overlay was slightly negative versus the benchmark.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), an unmanaged a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays Global Aggregate Bond U.S. Hedged Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Custom Extended Markets Index (10%) an unmanaged index which is comprised of equal weightings to the Barclays U.S. TIPS Index, the Dow Jones UBS Commodity Total Return Index, and the Wilshire U.S. REIT Total Return Index, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Quantitative Management Associates LLC is a registered investment advisor and a Prudential Financial company.

Advanced Series Trust, Balanced Asset Allocation Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	12.48%	1.87%	4.10%
Blended Index	11.79	3.49	5.26
S&P 500 Index	15.99	1.66	4.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Balanced Asset Allocation Portfolio returned 12.48%.

The Portfolio’s investment objective is to obtain the highest potential return consistent with its specified level of risk tolerance.

2012 began and ended well for active equity managers in general, however, weak index relative results in the second quarter hurt stock pickers’ results for the year. As macroeconomic concerns dominated much of the news, safety at times trumped valuation/fundamentals, making for a difficult year among large cap equity managers in particular. Within fixed income, active managers had an easier time outperforming indexes as most managers remained underweight government issues and U.S. bonds in general and overweight the higher yielding spread sectors. The Portfolio’s outperformance for the year was largely the result of manager-specific performance and allocations among those managers and asset classes.

Underlying portfolio allocations made the largest contribution to relative outperformance for the period. Specifically, outperformance by underlying fixed-income portfolios contributed positively; most notable was the outperformance by AST PIMCO Total Return and AST Western Asset Core Plus Bond Portfolios. Within domestic equities, the large cap growth underlying portfolios generally did well versus the Russell 1000® Growth index. Additionally, significant outperformance by the AST International Growth Portfolio versus the MSCI EAFE Index added value to the overall Portfolio.

Tactical asset allocation had relatively little impact on relative performance for the year.

A small cash position, used to assist in the day-to-day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced higher returns than cash.

The fund of funds structure of the Portfolio is managed by Quantitative Management Associates LLC (QMA) with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (48%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (12%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, BlackRock Global Strategies Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	11.90%	2.21%
Blended Index	12.15	3.59
S&P 500 Index	15.99	5.06

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/29/2011. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the 12 months ended December 31, 2012, the AST BlackRock Global Strategies Portfolio returned 11.90%. The Portfolio’s benchmark Blended Index (the Index, defined below) returned 12.15%.

The investment objective of the Portfolio is a high total return consistent with a moderate level of risk. The Portfolio is subadvised by BlackRock Investment Management, LLC.

Global policy events drove investment market returns. Domestic stocks ended significantly higher, driven by additional Federal Reserve monetary easing and by improvements in the housing and labor markets, despite sell-offs in May and October and discouraging uncertainty about fiscal conditions towards the end of the year. The utilities and telecommunication sectors trailed the overall market, as these defensive sectors struggled in a year in which investors moved toward more risky assets.

The Euro-zone and emerging markets kept pace, despite flare-ups about the ability of certain countries to manage their debt. Additional monetary measures and the commitment by the European Central Bank to be the “lender of last resort” led returns higher. Nonetheless, investors remained relatively cautious, benefitting Germany. In Asia, Japan saw its best returns in recent memory, due to strong policy easing and commitments from the new Prime Minister to re-invigorate the stagnant economy.

In bonds, central bank easing in many regions added further pressure on yields, while corporate issues continued to move higher. Demand for bonds with higher yields showed no signs of abating, given the uncertainties in stocks. Although valuations warranted caution, business fundamentals appeared to be strong and corporate cash balances were reassuring. Real estate-related sectors were the strongest performers, buoyed by a promising recovery in real estate markets. Overall, the year was one of divergences, as political and regional policy actions had more impact on markets than business fundamentals.

The Portfolio held a significant amount of cash during the first quarter, which detracted from performance relative to the Index as stock markets rose. The Portfolio was overweight relative to the Index in domestic stocks over International, a tilt that was neutral to relative performance. Within international stocks, the Portfolio was overweight in Germany, a position that contributed strongly as German stocks outperformed the broader Euro-zone. The Portfolio’s healthcare holdings advanced in anticipation of President Obama’s re-election; its financials benefited from improving economic data and the perception that housing was recovering; energy holdings suffered from the slowing of China.

The Portfolio remained overweight compared with the Index in high yield and investment grade bonds. This contributed positively as high yield outperformed the broader bond index significantly.

The Portfolio used derivatives throughout the period to augment or reduce strategic allocations and to implement short-term views, as well as for risk management throughout the period. Overall, the derivatives contributed positively to performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of MSCI World Index (GD) (40%) Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays U.S. Aggregate Bond Index (30%) an unmanaged index comprised of more than 5,000 government and corporate bonds, Barclays U.S. High Yield 2% Issuer Capped Index (15%) an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is an unmanaged market value-weighted index of fixed rate, non-investment grade debt. Wilshire US REIT Total Return Index (10%) an unmanaged index that measures U.S. publicly traded real estate investment trusts, and Dow Jones UBS Commodity Total Return Index (5%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, First Trust Balanced Target Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	10.64%	0.22%	2.43%
Blended Index	14.61	3.41	4.86
S&P 500 Index	15.99	1.66	3.64

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST First Trust Balanced Target Portfolio gained 10.64%.

The Portfolio is subadvised by First Trust Advisors L.P. with an investment objective of long-term growth of capital balanced by current income.

The U.S. stock market started the year strongly as growth in corporate profits, continued accommodative policy by the U.S. Federal Reserve, and generally strong economic data boosted equities. However, equities pulled back in the second quarter as data turned more mixed and anxieties returned about the European debt situation. Profit growth estimates also receded as the Chinese economy cooled and political events in both Europe and the U.S. conspired to send equities lower. Equity markets rebounded in the third quarter after Europe announced a plan to contain its debt situation and the Federal Reserve announced further stimulus measures. The final quarter of the year saw modest equity losses as the fiscal cliff fight in Washington dominated the headlines. For the year, both developed market and emerging market equities slightly outperformed their U.S. counterparts.

The Portfolio seeks to outperform a blended index (defined below). The Value Line Target 25 strategy was the best performing equity strategy for the year and outperformed the benchmark. The Global Dividend Target 15 strategy was in line with the benchmark while the domestic dividend holdings in the Dow Target Dividend strategy lagged. International holdings underperformed as the NYSE International Target 25 strategy was the worst performing strategy. All equity strategies posted positive returns.

Corporate bonds recovered in robust fashion following a bout with risk aversion in 2011. Risk appetite returned thanks in part to steps taken by central banks worldwide to underpin banking systems and stimulate economic growth. This healthier environment led to strong performance driven by a vigorous compression of credit spreads. Banks were the top performing sector while defensive sectors such as technology were at the bottom. An overweight to the bank and finance sector boosted performance with holdings in Citigroup and Bank of America contributing the most. On the downside, the Portfolio’s Treasury holdings held back relative performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (45%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Corporate Investment Grade Bond Index (35%), an unmanaged index that measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, First Trust Capital Appreciation Target Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	12.92%	-1.20%	1.60%
Blended Index	15.65	2.18	4.13
S&P 500 Index	15.99	1.66	3.64

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 3/20/2006. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST First Trust Capital Appreciation Target Portfolio rose 12.92%.

The Portfolio is subadvised by First Trust Advisors L.P. with an investment objective of long-term capital growth.

The U.S. stock market started the year strongly as growth in corporate profits, continued accommodative policy by the U.S. Federal Reserve, and generally strong economic data boosted equities. However, in the second quarter as data turned more mixed and anxieties returned about the European debt situation, equities pulled back. Profit growth estimates also receded as the Chinese economy cooled and political events in both Europe and the U.S. conspired to send equities lower. These markets rebounded in the third quarter after Europe announced a plan to contain its debt situation and the Federal Reserve announced further stimulus measures. The final quarter of the year saw modest equity losses as the fiscal cliff fight in Washington dominated the headlines. For the year, both developed market and emerging market equities slightly outperformed their U.S. counterparts.

The Portfolio seeks to outperform a blended index (defined below). The growth tilt of the Value Line Target 25 benefited performance and the strategy was the best performing for the year. The performance of the Global Dividend Target 15 was also in line with the benchmark. The NYSE International Target 25 strategy was the worst performer as unease in Europe caused the strategy to lag the broader market. The Target Small-Cap strategy also lagged as its holdings trailed the market’s small capitalization companies. All equity strategies in the Portfolio posted positive returns.

Corporate bonds recovered in robust fashion following a bout with risk aversion in 2011. Risk appetite returned thanks in part to steps taken by central banks worldwide to underpin banking systems and stimulate economic growth. This healthier environment led to strong performance driven by a vigorous compression of credit spreads. Banks were the top performing sector while defensive sectors such as technology were at the bottom. An overweight to the bank and finance sector boosted performance with holdings in Citigroup and Bank of America contributing the most. On the downside, the portfolio’s Treasury holdings held back relative performance.

Note: Pending shareholder approval, the Portfolio expects to appoint a new subadviser to replace First Trust Advisors, L.P., as the Portfolio subadviser, change certain investment policies, and change its name on or about April 29, 2013. Please see the prospectus supplement at the beginning of this report for more information.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (55%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Corporate Investment Grade Index (20%), an unmanaged index comprised of USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial issuers, including publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements., and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (25%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, J.P. Morgan Strategic Opportunities Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	10.72%	3.67%	6.77%
Blended Index	8.93	3.67	6.31
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST J.P. Morgan Strategic Opportunities Portfolio returned 10.72%.

The Portfolio is subadvised by J.P. Morgan Investment Management, Inc. The investment objective is to maximize return compared to the custom benchmark through tactical asset allocation and security selection within those allocations.

Despite relentless media coverage of both the U.S. presidential election and the “fiscal cliff” towards the end of the year, risk assets continued to do what they did for most of 2012 — go higher. With major risk aversion heading into 2012 on the global stage, the path of least resistance was higher as the MSCI World Index was up 16.54% for the year, slightly outperforming the S&P 500 Index, which was up 15.99% on a total return basis.

The Portfolio outperformed its benchmark, the Blended Index (defined below) which returned 8.93%, largely as a result of positive security selection. Performance benefited from security selection across both equity and fixed income strategies. A focus on higher-quality domestic holdings and the Portfolio’s global positioning added significant value. Equity results were robust. Positioning in fixed income added incremental value. An allocation in the J.P. Morgan Strategic Income Opportunities Fund, with its conservative positioning, combined with tactical trading, benefitted the Portfolio as well.

The decision to emphasize riskier fixed-income asset classes, such as high yield bonds, where possible, aided results during year. The use of futures contracts to manage exposure added meaningfully to performance during the fourth quarter, but for the year, the positions detracted from results.

The Portfolio subadviser believes 2013 will be somewhat similar to 2012. Credible fiscal and monetary policies, combined with low debt to gross domestic product ratios, will be important differentiators between emerging and developed economies.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (27%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond lndex (50%), an unmanaged, index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCl EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (13%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. 3 Month Treasury Bill Index (10%), an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Moderate Asset Allocation Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	10.28%	1.61%	1.69%
Blended Index	10.53	4.00	3.87
S&P 500 Index	15.99	1.66	1.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Moderate Asset Allocation Portfolio returned 10.28%.

The Portfolio’s investment objective is to seek the highest potential total return consistent with its level of risk tolerance. For most of the reporting period, the Portfolio was subadvised by CLS Investments LLC. Effective December 17, 2012, CLS was removed as the subadviser of the Portfolio. The name of the portfolio was changed from CLS AST Moderate Asset Allocation Portfolio to AST Moderate Asset Allocation Portfolio. Prudential Investments LLC is the adviser to the Portfolio.

Financial markets were generally strong in 2012. The Portfolio’s benchmark Blended Index (the Index, defined below) returned 10.53%. Risks of extreme macroeconomic shocks declined as U.S. policymakers avoided a projected sharp fiscal contraction at year-end and the European Central Bank calmed markets by publicly vowing to do “whatever it takes” to preserve the euro, and by subsequently launching a program to purchase troubled bonds. Although markets changed direction more than once during the course of the year, they finished with substantial net gains. Domestic and international stocks posted strong returns, while bond returns were positive, but more muted. The global bond market was roughly in line with its long-term average.

The MSCI World Index (stocks) returned 16.54%, with the domestic market performing near the global average, Japan considerably behind, and Europe, despite economic uncertainty there, turning in a strong performance. The United Kingdom was about average. The financials and consumer discretionary sectors led both the domestic and international markets. The international telecommunications, energy, and utilities sectors had negative returns over the year. Although no domestic sector declined, the utilities and energy sectors were notably weak and the only ones with single-digit returns.

The Portfolio’s underperformance of the Index was primarily due to tactical (short-term) asset allocation, somewhat offset by the better performance of the underlying portfolios. The Portfolio underweighted stocks, relative to the Index, throughout the year. However, stocks finished the year far ahead of bonds. Moreover, the Portfolio underweighted international securities compared with the Index for the year. Although it began the year overweight in the international market when international equities were relatively weak, by May the Portfolio was underweight. During the fourth quarter, this underweighting was at its highest point. However, in the second half of the year international markets so outpaced the domestic stock markets that they made up ground lost earlier in the year and finished 2012 ahead of domestic stocks. The Portfolio was in the wrong part of the global stock market in both halves of the year.

Active management, particularly among the underlying bond portfolios, added value. AST PIMCO Total Return Bond, AST Western Core Plus Bond, and AST Lord Abbett Core Bond Portfolios gave the largest boosts to relative performance. The AST T. Rowe Price Large Cap Growth and AST International Growth Portfolios also contributed. The AST Large-Cap Value and AST Marsico Capital Growth Portfolios, detracted from relative performance.

Note: Pending shareholder approval, the Portfolio expects to appoint a new subadviser, change certain investment policies, and change its name on or about April 29, 2013. Please see the prospectus supplement at the beginning of this report for more information.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, PIMCO Limited Maturity Bond Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	4.70%	4.39%	3.95%
BofA Merrill Lynch 1-3 Year Treasury Index	0.43	2.32	2.72

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, The AST PIMCO Limited Maturity Bond Portfolio returned 4.70%.

The Portfolio’s investment objective is to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Pacific Investment Management Company LLC (PIMCO).

With the U.S. economy on track to grow at a more moderate pace, bond investors generally became less risk averse, especially through the second half of the year. Broad fixed income indexes painted a pretty bland picture of overall bond performance in 2012, as the Barclays U.S. Aggregate Bond Index posted a modest return. Tensions in Europe declined through the second half of the year. As a result, yields on the debt of peripheral countries in the euro zone declined and created a tailwind for most bonds globally as fears of a financial “contagion effect” in Europe abated. In the final weeks of the year, attention focused primarily on the so-called “U.S. fiscal cliff.” However, the markets largely shrugged off the cliff, as it morphed into more of a manageable slope.

The Portfolio outperformed the BofA Merrill Lynch 1-3 Year Treasury Index, which returned 0.43%. Its tactical duration strategies implemented through interest rate swaps and credit default swaps in various bond markets aided its performance. (Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates.) In the U.S., a focus on intermediate maturities added to relative returns as declining bond yields pushed prices higher.

The Portfolio held positions in foreign holdings that would benefit from a decline in rates, implemented through interest rates swaps. Exposure in Australia added to performance as interest rates declined in this region on slower growth prospects. Modest exposure to emerging markets, with an emphasis on local-currency interest rates in Brazil, boosted returns as declining interest rates in that country drove bond prices higher.

Sector allocation boosted returns. The Portfolio benefited from exposure to investment grade corporate bonds and a focus on the financial sector as these sectors outperformed similar-duration Treasury bonds. Similarly, exposure to non-agency mortgage-backed securities added to performance, as yield spreads tightened and bond prices rose in this sector.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged sub-index of the BofA Merrill Lynch Treasury Master Index. It includes issues in the form of publicly placed, coupon-bearing U.S. Treasury debt. Issues must carry a term to maturity of at least one year. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, PIMCO Total Return Bond Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	9.32%	6.71%	5.83%
Barclays U.S. Aggregate Bond Index	4.22	5.95	5.18

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, The AST PIMCO Total Return Portfolio returned 9.32%.

The Portfolio’s investment objective is to maximize total return, consistent with preservation of capital and prudent investment management. The Portfolio is subadvised by Pacific Investment Management Company LLC (PIMCO).

With the U.S. economy on track to grow at a more moderate pace, bond investors generally became less risk averse, especially through the second half of the year. However, broad fixed income indexes painted a pretty bland picture of overall bond performance in 2012, as the Barclays U.S. Aggregate Bond Index posted a modest return. Tensions in Europe declined through the second half of the year. As a result, yields on the debt of peripheral countries in the Euro zone declined and created a tailwind for most bonds globally as fears of a financial “contagion-effect” in Europe abated. In the final weeks of the year, the media focused primarily on the so-called “U.S. fiscal cliff.” However, the markets largely shrugged off the cliff, as it morphed into more of a manageable slope.

The Portfolio outperformed the Barclays U.S. Aggregate Bond Index (the Index), which returned 4.22%. Its tactical duration strategies in various bond markets aided its performance. (Duration measures the approximate price volatility of a bond portfolio for a given change in interest rates.) A focus on the intermediate portion of the yield curve while maintaining an underweight compared to the Index to longer maturities, added to performance as yields on intermediate maturity bonds declined while those of 30-year maturity bonds rose.

The Portfolio’s emerging market strategy also benefited performance. Exposure to emerging market local-currency interest rates and external debt (debt issued in foreign currencies such as U.S. dollars) added to returns, as rates generally declined and yield spreads tightened in that market, pushing prices up.

Sector allocation benefited Portfolio performance. Compared with the Index, the Portfolio had a larger exposure to agency mortgage-backed securities and a modest exposure to non-agency mortgage-backed securities, which benefited performance as yield spreads tightened in these sectors, pushing prices higher. Positioning in investment-grade and high-yield corporate bonds and a focus on the financial sector also contributed positively as the corporate sector and particularly financials outperformed like-duration Treasuries during the year. Portfolio performance also benefited from exposure to municipal bonds, particularly Build America Bonds (BABS), as this sector posted strong returns. The Portfolio used derivatives, mostly interest rate and credit default swaps, to obtain various exposures in the portfolio, which added to performance during 2012.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Preservation Asset Allocation Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	10.38%	3.56%	4.93%
Blended Index	8.64	4.69	5.68
S&P 500 Index	15.99	1.66	4.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Preservation Asset Allocation Portfolio returned 10.38%.

The investment objective of the Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance.

2012 began and ended well for active equity managers in general, however, weak index relative results in the second quarter hurt stock pickers’ results for the year. As overall economic concerns dominated much of the news flow, safety at times trumped valuation/fundamentals making for a difficult year among large cap equity managers. Within fixed income, active managers had an easier time outperforming indexes as most managers remained underweight government issues and U.S. Bonds in general. The Portfolio’s outperformance was largely the result of manager-specific performance and allocations among those managers and asset classes.

The Portfolio outperformed the 8.64% return of the Blended Index for the year. Subadviser allocations made the largest contribution to relative outperformance for the period. Specifically, outperformance by underlying portfolios within the fixed income segment of the Portfolio contributed positively; most notable was the outperformance by AST PIMCO Total Return and AST Western Asset Core Plus Bond Portfolios. Within domestic equities, the large cap growth underlying portfolios in the Portfolio did generally well versus the Russell 1000® Growth Index. Additionally significant outperformance by AST International Growth Portfolio versus the MSCI EAFE Index added value to the overall Portfolio.

Tactical asset allocation contributed positively to relative performance. An underweight to domestic large cap growth proved timely as was a general underweight to fixed income. Further augmenting outperformance was an overweight to high yield bonds within the core fixed income segment of the Portfolio. Detracting from performance was an allocation to cash and other short duration fixed income strategies.

The fund of funds structure is managed by Quantitative Management Associates LLC (QMA) with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (28%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (65%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (7%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Schroders Global Tactical Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	15.91%	1.23%	4.06%
Blended Index	13.10	2.20	2.04
S&P 500 Index	15.99	1.66	1.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Note: The AST Schroders Global Tactical Portfolio, formerly the CLS Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective April 30, 2012.

For the year ended December 31, 2012, the AST Schroders Global Tactical Portfolio returned 15.91%.

Schroders Investment Management North America Inc. and Schroders Investment Management North America Limited subadvised the Portfolio. The Portfolio’s investment objective is to outperform its blended benchmark index.

The Portfolio’s blended benchmark (the Index, defined below) returned 13.10%. Stock markets had a strong year, led by international developed and emerging markets equities. European stocks were buoyed by investor confidence that the debt crisis, while far from resolved, was being contained by the European Central Bank. Japanese stocks rallied, driven by its election results. U.S. stocks also rose. Emerging market stocks recovered at the end of 2012, in part because of a reduction in political and economic risk in their key trading partners (Europe) and a successful leadership transition and apparent economic “soft landing” in China. Emerging markets continue to be the largest driver of global growth.

Currency markets reflected heightened political risk in the United States, easing political risk in the Euro zone, and central bank action in Japan. The U.S. dollar was generally weaker against most major currencies, except the yen, on concerns of a deep recession if politicians failed to avert the scheduled sharp drop in government spending and rise in taxes. In October, the Bank of Japan announced a strong stance in favor of monetary easing and asset purchases to overcome deflation and stimulate growth. The yen fell sharply against the dollar, benefiting the Portfolio, which was short the yen.

Commodities were mixed despite the generally weaker dollar. Spot agriculture prices rose, while energy prices were mixed due to weak global growth, increased U.S. production and the threat of a strategic petroleum reserve release if prices rose too much. Bond yields in most major developed markets, including the United States, declined. High yield and emerging market spreads narrowed during the year as investors seeking higher yields moved in, pushing bond prices up.

The Portfolio’s performance was enhanced by strong stock and sector selection within the Schroders QEP International Value strategy. Schroders U.S. Core Plus bond segment also outperformed its benchmark. In addition, country, regional, and sector allocations in the Portfolio’s equity allocation bolstered relative returns. The Portfolio benefited from tactical trades such as shifting stock exposure from the United States to the Euro zone in June, adding emerging market stocks and implementing a pair trading strategy in October meant to exploit the manager’s belief that small caps would outperform large caps in the United States and adding exposure to Japanese stocks in November.

Relative performance was hurt by investments in high quality, dividend-paying stocks, made to provide access to quality stocks when markets were less favorable. As the broader market recovered, these stocks trailed. The U.S. high yield bond segment, while outperforming U.S. stock markets, underperformed its benchmark. Further, the Portfolio’s performance was hurt by poor security selection in the Schroders International Alpha strategy. While some currency positions contributed to performance, others, such as a short on the euro, detracted. The Portfolio made a poorly timed investment in gold, although Schroders still believes that gold remains a good diversifier as central banks add to the monetary supply.

The Portfolio often uses derivative instruments to adjust equity, currency and interest-rate exposures. The use of derivatives benefited performance overall.

Prudential Investments LLC (PI), serves as the investment manager of the portfolio and is a Prudential Financial company.

Blended Index consists of Russell 3000 Index (45%), a market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (ND) (USD Hedged 12.5%, Local 12.5%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The ND version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Schroders Multi-Asset World Strategies Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	11.14%	1.32%	5.63%
Blended Index	11.68	0.41	6.64
MSCI World Index (GD)	16.54	-0.60	8.08

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST Schroders Multi-Asset World Strategies Portfolio returned 11.14%.

Schroders Investment Management North America Inc. and Schroders Investment Management North America Limited subadvise the Portfolio. The investment objective is long-term capital appreciation.

Equity markets had a strong 2012, led by international developed and emerging markets equities with the MSCI-EAFE and MSCI-EM rising 17.90% and 18.63%, respectively. European equities were buoyed by investor confidence that the debt crisis was at least being contained. Japanese equities also rallied — mostly during the latter part of the year — driven by election results that led the Bank of Japan to weaken the yen to help its struggling economy. Key US equity indices rose during the year with the S&P 500, Russell 2000 and NADSAQ Composite returning 15.99%, 16.35% and 15.91%, respectively. Emerging market equities recovered at the end of 2012 due, in part, to a reduction in political and economic risk in their key trading partners (Europe) and a successful leadership transition and apparent economic “soft landing” in China. Despite downward revisions in consensus GDP growth, emerging markets continue to be the largest driver of global growth.

Currency market moves during the year reflected heightened political risk in the U.S. caused by the looming “fiscal cliff,” easing political risk in the Euro zone, and central bank action in Japan. The U.S. dollar was generally weaker against most major currencies, except the yen, on concerns of a deep recession if politicians fail to avert the fiscal cliff. Commodities were mixed during the year despite the generally weaker dollar. Bond yields (10-year) around the world declined in major developed markets.

On a positive note, country, regional and sector allocation decisions within global equities contributed to performance. Specifically, the tactical (short term) trades to gain exposure to the Euro zone and to emerging markets enhanced performance. The Portfolio’s long futures positions in Japanese equities helped. Equity futures are derivatives used to hedge or speculate on the price movement of equities. A pair trading strategy consisting of going long U.S. small cap equities and short U.S. large cap also was additive.

On the negative side, while some currency positions, such as shorting (expecting it to drop in value) the Japanese yen were beneficial, some of the currency positions, such as shorting the euro, detracted from performance. Attempts at managing volatility proved to be unneeded and slightly detracted from Portfolio performance. Further, the timing of the Portfolio’s investment in gold was amiss and consequentially resulted in a performance drag. The Portfolio often uses derivative instruments to adjust equity, currency, and interest-rate exposures. The use of derivatives benefited performance overall.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of MSCI World (GD) (70%), BofA Merrill Lynch 3 Month LIBOR (London Interbank Offered Rate) (30%), the average interest rate charged when banks in the London interbank market borrow unsecured funds from each other. MSCI (Morgan Stanley Capital International) World Index (GD) is an unmanaged, capitalization-weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index, an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The MSCI EAFE Emerging Markets (EM) Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Nasdaq Composite is an unmanaged, stock market index of the common stocks and similar securities (e.g. ADRs, tracking stocks, limited partnership interests) listed on the NASDAQ stock market. It is followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies. Since both U.S. and non-U.S. companies are listed on the NASDAQ stock market, the index is not exclusively a U.S. index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, T. Rowe Price Asset Allocation Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	10-Year
Portfolio	13.50%	3.49%	7.44%
Blended Index	11.31	4.45	7.66
S&P 500 Index	15.99	1.66	7.10

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2012, the AST T. Rowe Price Asset Allocation Portfolio returned 13.50%.

The Portfolio’s investment objective is a high level of total return by investing primarily in a diversified portfolio of stocks and fixed-income securities. It is subadvised by T. Rowe Price Associates, Inc.

Financial markets were generally strong in 2012. The Portfolio’s benchmark Blended Index (the Index, defined below) returned 11.31%. Risks of extreme macroeconomic shocks declined as U.S. policymakers avoided a projected sharp fiscal contraction at year-end and the European Central Bank calmed markets by publicly vowing to do “whatever it takes” to preserve the euro and by subsequently launching a program to purchase bonds of countries under market pressure. Although markets changed direction more than once during the course of the year, they finished with substantial net gains. Domestic and international stocks posted strong returns, while bond returns were positive, but more muted. The global bond market was roughly in line with its long-term average. The financials and consumer discretionary sectors led both the domestic and international markets. Although no domestic sector declined, the utilities and energy sectors were notably weak, the only ones with single-digit returns.

The Portfolio outperformed the Index primarily because it held securities not represented in the Index and because of good security selection in most of the underlying portfolios. Tactical (short-term) asset allocation changes also added value, primarily a non-benchmark allocation to international stocks. The inclusion of emerging market and high yield bonds and of small-cap stocks also boosted performance relative to the Index. The Portfolio benefited from its overweight in stocks compared with the Index.

Of the stock segments, the large-cap portfolio added the most value relative to the Index, while international and small-cap stocks also outperformed their respective targets. Of the bond segments, investment-grade bonds had the strongest relative performance, but the emerging markets bond segment also outperformed its target and also had the highest absolute return. The high yield segment added relative value, as well.

In the fourth quarter of 2012, the Portfolio added an allocation to real assets stocks, which is being funded proportionately from domestic and international stock allocations. Real assets include any investments that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. This change is intended to expand the Portfolio’s broad diversification, positioning it to perform well under a variety of market conditions, including periods of high or rising inflation.

As of December 31, 2012, derivatives held in the fund are FX Forwards and Interest Rate Futures. Net derivatives exposure comprised less than 3% of the fund. FX Forward positions both reduce and increase portfolio currency exposure. Interest Rate Futures reduce duration exposure. The estimated return impact from employing forwards was negligible and -4 basis points from futures for the period 12/31/2011 through 12/31/2012.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (42%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (40%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (ND) (18%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2012

AST Advanced Strategies
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust	2.4%
iShares MSCI EAFE Index Fund	1.9%
U.S. Treasury Notes 2.000%, 11/15/21	1.8%
iShares Core Total US Bond Market ETF	1.7%
U.S. Treasury Inflationary Indexed Bonds, TIPS 0.125%, 07/15/22	1.4%

AST Balanced Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	10.3%
AST PIMCO Total Return Bond Portfolio	8.5%
AST T. Rowe Price Equity Income Portfolio	6.6%
AST Western Asset Core Plus Bond Portfolio	5.5%
AST International Value Portfolio	5.0%

AST BlackRock Global Strategies
Allocation	(% of Net Assets	)
Corporate Bonds	20.1%
Common Stocks	19.7%
U.S. Government Agency Obligations	11.5%
U.S. Treasury Obligations	11.4%
Exchange Traded Funds	9.2%

AST First Trust Balanced Target
Five Largest Holdings	(% of Net Assets	)
Pfizer, Inc.	1.7%
Ladbrokes PLC (United Kingdom)	1.3%
DISH Network Corp. (Class A Stock)	1.2%
Apple, Inc.	1.2%
PetSmart, Inc.	1.2%

AST First Trust Capital Appreciation Target
Five Largest Holdings	(% of Net Assets	)
Seagate Technology PLC (Ireland)	2.7%
Apple, Inc.	2.6%
Intel Corp.	1.8%
Ladbrokes PLC (United Kingdom)	1.8%
Gilead Sciences, Inc.	1.7%

AST J.P. Morgan Strategic Opportunities
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.1%
U.S. Treasury Notes 2.875%, 01/31/13	0.9%
Wells Fargo & Co.	0.7%
U.S. Treasury Notes 11.250%, 02/15/15	0.6%
U.S. Treasury Strip Coupon 0.497%, 08/15/16	0.5%

AST Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	16.0%
AST PIMCO Total Return Bond Portfolio	13.2%
AST Western Asset Core Plus Bond Portfolio	8.5%
AST Lord Abbett Core Fixed-Income Portfolio	7.0%
AST International Growth Portfolio	4.5%

AST PIMCO Limited Maturity Bond
Allocation	(% of Net Assets	)
U.S. Treasury Oligations	41.6%
Corporate Obligations	22.4%
Residential Mortgage-Backed Securities	9.0%
Foreign Government Bonds	6.6%
U.S. Government Agency Obligations	4.7%

AST PIMCO Total Return Bond
Allocation	(% of Net Assets	)
U.S. Government Agency Obligations	38.2%
U.S. Treasury Obligations	27.1%
Corporate Bonds	19.3%
Foreign Government Bonds	11.1%
Residential Mortgage-Backed Securities	6.0%

AST Preservation Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Prudential Core Bond Portfolio	17.5%
AST PIMCO Total Return Bond Portfolio	14.4%
AST Western Asset Core Plus Bond Portfolio	9.3%
AST Lord Abbett Core Fixed-Income Portfolio	7.7%
AST T. Rowe Price Equity Income Portfolio	3.9%

AST Schroders Global Tactical
Five Largest Holdings	(% of Net Assets	)
SPDR S&P 500 ETF Trust	7.3%
iShares S&P 500 Index Fund	7.2%
Neuberger Berman Genesis Fund	4.0%
T. Rowe Price Value Fund	3.9%
Government National Mortgage Assoc. 3.000%, TBA	3.7%

AST Schroders Multi-Asset World Strategies
Five Largest Holdings	(% of Net Assets	)
iShares Gold Trust	3.4%
Goldman Sachs Small Cap Value Fund (Institutional Shares)	2.4%
Heartland Value Plus Fund (Institutional Shares)	2.0%
PIMCO Emerging Markets Bond Fund (Institutional Shares)	1.9%
iShares S&P 500 Index Fund	1.8%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Presentation of Portfolio Holdings (continued)	December 31, 2012

AST T. Rowe Price Asset Allocation
Five Largest Holdings	(% of Net Assets	)
Apple, Inc.	1.9%
U.S. Treasury Notes 0.875%, 02/28/17	1.6%
Exxon Mobil Corp.	1.5%
U.S. Treasury Bonds 4.625%, 02/15/40	1.0%
Microsoft Corp.	0.8%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2012

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Advanced Strategies	Actual	$1,000.00	$1,071.90	0.98%	$5.10
	Hypothetical	$1,000.00	$1,020.21	0.98%	$4.98
AST Balanced Asset Allocation	Actual	$1,000.00	$1,061.50	0.99%	$5.13
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
AST BlackRock Global Strategies	Actual	$1,000.00	$1,060.60	1.13%	$5.85
	Hypothetical	$1,000.00	$1,019.46	1.13%	$5.74
AST First Trust Balanced Target	Actual	$1,000.00	$1,069.00	0.92%	$4.78
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67
AST First Trust Capital Appreciation Target	Actual	$1,000.00	$1,065.70	0.92%	$4.78
	Hypothetical	$1,000.00	$1,020.51	0.92%	$4.67
AST J.P. Morgan Strategic Opportunities	Actual	$1,000.00	$1,053.20	1.32%	$6.81
	Hypothetical	$1,000.00	$1,018.50	1.32%	$6.70
AST Moderate Asset Allocation	Actual	$1,000.00	$1,050.40	0.89%	$4.59
	Hypothetical	$1,000.00	$1,020.66	0.89%	$4.52
AST PIMCO Limited Maturity Bond	Actual	$1,000.00	$1,015.40	0.75%	$3.80
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81
AST PIMCO Total Return Bond	Actual	$1,000.00	$1,039.00	0.72%	$3.69
	Hypothetical	$1,000.00	$1,021.52	0.72%	$3.66
AST Preservation Asset Allocation	Actual	$1,000.00	$1,048.70	0.94%	$4.84
	Hypothetical	$1,000.00	$1,020.41	0.94%	$4.77
AST Schroders Global Tactical	Actual	$1,000.00	$1,066.60	1.18%	$6.13
	Hypothetical	$1,000.00	$1,019.20	1.18%	$5.99
AST Schroders Multi-Asset World Strategies	Actual	$1,000.00	$1,070.50	1.30%	$6.77
	Hypothetical	$1,000.00	$1,018.60	1.30%	$6.60

Advanced Series Trust Fees and Expenses — unaudited (continued)	December 31, 2012

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST T. Rowe Price Asset Allocation	Actual	$1,000.00	$1,065.40	0.93%	$4.83
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2012, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ADVANCED STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 93.8%
AFFILIATED MUTUAL FUNDS — 2.7%	Shares	Value (Note 2)

AST Federated Aggressive Growth Portfolio*	3,656,539	$35,212,475
AST Goldman Sachs Small-Cap Value Portfolio	2,112,552	25,583,001
AST Small-Cap Growth Portfolio*	2,216,741	50,231,353
AST Small-Cap Value Portfolio	4,011,658	59,853,934

TOTAL AFFILIATED MUTUAL FUNDS (cost $156,261,980)(w)		170,880,763

COMMON STOCKS — 48.2%
Aerospace & Defense — 1.1%
BAE Systems PLC (United Kingdom)	906,400	5,037,967
Boeing Co. (The)	101,400	7,641,504
Elbit Systems Ltd. (Israel)	47,100	1,889,923
Finmeccanica SpA (Italy)*(a)	160,800	930,588
Honeywell International, Inc.	169,800	10,777,206
Lockheed Martin Corp.	60,500	5,583,545
Raytheon Co.	175,600	10,107,536
Rolls-Royce Holdings PLC (United Kingdom)*	694,698	9,964,373
Thales SA (France)	85,100	2,965,124
United Technologies Corp.	214,400	17,582,944

		72,480,710

Agriculture — 0.1%
Golden Agri-Resources Ltd. (Singapore)	4,265,000	2,295,213
Hokuto Corp. (Japan)	35,500	696,260

		2,991,473

Airlines — 0.3%
Air New Zealand Ltd. (New Zealand)	362,700	389,956
Qantas Airways Ltd. (Australia)*	451,400	706,857
Southwest Airlines Co.	1,763,000	18,053,120

		19,149,933

Apparel
Yue Yuen Industrial Holdings Ltd. (Bermuda)	758,000	2,563,709

Auto/Trucks Parts & Equipment — 0.2%
Autobacs Seven Co. Ltd. (Japan)	10,700	448,581
Calsonic Kansei Corp. (Japan)	247,000	1,017,241
Cie Generale des Etablissements Michelin (France) (Class B Stock)	40,200	3,851,942
Georg Fischer AG (Switzerland)*	6,900	2,788,338
Keihin Corp. (Japan)	52,500	753,018
Valeo SA (France)	70,900	3,561,326
Yokohama Rubber Co. Ltd. (The) (Japan)	303,000	2,196,439

		14,616,885

Automobile Manufacturers — 0.7%
Daimler AG (Germany)	87,100	4,795,365
Fuji Heavy Industries Ltd. (Japan)	482,000	6,078,175
General Motors Co.*(a)	612,000	17,643,960
Nissan Motor Co. Ltd. (Japan)	243,700	2,312,440
Renault SA (France)	47,600	2,585,076
Volkswagen AG (Germany)	35,000	7,592,846

		41,007,862

Automobiles — 0.2%
Bayerische Motoren Werke AG (Germany)	143,287	13,943,477

COMMON STOCKS (continued)	Shares	Value (Note 2)

Automotive Parts — 0.3%
AutoZone, Inc.*	51,871	$18,384,638

Banks — 0.7%
Banco Espanol de Credito SA (Spain)(a)	136,800	648,334
Bank of America Corp.	1,905,000	22,098,000
Barclays PLC (United Kingdom)	1,253,600	5,445,641
Bendigo and Adelaide Bank Ltd. (Australia)	245,100	2,183,395
Dexia SA (Belgium)*	15,923	1,471
Fukuoka Financial Group, Inc. (Japan)	461,000	1,846,200
Nishi-Nippon City Bank Ltd. (The) (Japan)	371,000	920,578
PNC Financial Services Group, Inc.	130,500	7,609,455
Societe Generale SA (France)*	78,300	2,977,175

		43,730,249

Beverages — 0.5%
Coca-Cola West Co. Ltd. (Japan)	33,700	520,339
Diageo PLC (United Kingdom)	350,621	10,212,457
Fomento Economico Mexicano SAB de CV (Mexico), ADR	84,906	8,550,034
PepsiCo, Inc.	187,900	12,857,997

		32,140,827

Biotechnology — 1.1%
Amgen, Inc.	141,300	12,197,016
Biogen Idec, Inc.*	206,380	30,269,755
Gilead Sciences, Inc.*	399,719	29,359,360

		71,826,131

Building Materials
Hong Leong Asia Ltd. (Singapore)(g)	377,000	523,721

Building Products — 0.1%
Geberit AG (Switzerland)	36,578	8,108,440

Capital Markets — 0.4%
Credit Suisse Group AG (Switzerland)*	201,300	4,913,002
Deutsche Bank AG (Germany)	48,800	2,146,958
Invesco Ltd. (Bermuda)	344,000	8,974,960
Partners Group Holding AG (Switzerland)	40,171	9,286,716

		25,321,636

Chemicals — 1.9%
Arkema SA (France)	119,438	12,540,893
Asahi Kasei Corp. (Japan)	271,000	1,602,453
BASF SE (Germany)	69,900	6,609,774
Bayer AG (Germany)	27,500	2,622,464
Celanese Corp. (Class A Stock)	222,800	9,921,284
Johnson Matthey PLC (United Kingdom)	237,987	9,348,919
Koninklijke DSM NV (Netherlands)	33,300	2,029,502
Lanxess AG (Germany)	35,800	3,156,841
LyondellBasell Industries NV (Netherlands) (Class A Stock)	485,946	27,742,657
Monsanto Co.	223,725	21,175,571
Nippon Shokubai Co. Ltd. (Japan)	117,000	1,198,446
NOF Corp. (Japan)(g)	329,000	1,479,047
Syngenta AG (Switzerland)	34,971	14,127,807
Tessenderlo Chemie NV (Belgium)	8,700	287,385
Toagosei Co. Ltd. (Japan)	275,000	1,079,455
Yara International ASA (Norway)	45,200	2,253,610

		117,176,108

Commercial Banks — 1.4%
Aozora Bank Ltd. (Japan)	1,117,000	3,434,463

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Banco Bilbao Vizcaya Argentaria SA (Spain)	116,100	$1,078,672
Banco Santander SA (Spain)	393,900	3,201,248
Bank Hapoalim BM (Israel)*	247,900	1,063,600
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	9,929,500	7,201,411
BNP Paribas SA (France)	382,756	21,790,433
Credicorp Ltd. (Bermuda)	73,177	10,724,821
Credit Agricole SA (France)*	108,700	885,266
Danske Bank A/S (Denmark)*	17,600	298,921
DnB ASA (Norway)	140,400	1,794,545
HSBC Holdings PLC (United Kingdom), (XHKG)	1,222,800	12,960,810
HSBC Holdings PLC (United Kingdom), (XLON)	536,500	5,685,196
KBC GROEP NV (Belgium)	36,300	1,265,143
Pohjola Bank PLC (Finland) (Class A Stock)	169,700	2,541,036
Swedbank AB (Sweden) (Class A Stock)	169,000	3,320,068
Toronto-Dominion Bank (The) (Canada)	148,731	12,522,591

		89,768,224

Commercial Services — 0.7%
Emeco Holdings Ltd. (Australia)	1,251,400	810,797
Intertek Group PLC (United Kingdom)	170,603	8,666,112
Nichii Gakkan Co. (Japan)	154,900	1,230,458
Toppan Forms Co. Ltd. (Japan)	77,600	697,289
United Rentals, Inc.*(a)	57,278	2,607,295
Visa, Inc. (Class A Stock)	199,399	30,224,900

		44,236,851

Commercial Services & Supplies — 0.1%
Babcock International Group PLC (United Kingdom)	450,149	7,105,647

Communication Equipment — 0.5%
QUALCOMM, Inc.	498,581	30,921,994

Computer Services & Software — 1.3%
Accenture PLC (Ireland) (Class A Stock)	94,614	6,291,831
Alten SA (France)(g)	63,800	2,202,178
Apple, Inc.	53,980	28,772,959
Dell, Inc.	1,108,500	11,229,105
International Business Machines Corp.	38,650	7,403,408
Logitech International SA (Switzerland)	190,000	1,458,630
Microsoft Corp.	853,000	22,800,690
NEC Fielding Ltd. (Japan)	20,600	246,710
Tieto Oyj (Finland)	95,600	1,888,887
Wincor Nixdorf AG (Germany)	30,400	1,433,740

		83,728,138

Consumer Products & Services — 0.5%
Avon Products, Inc.	402,500	5,779,900
Estee Lauder Cos., Inc. (The) (Class A Stock)	124,080	7,427,429
Pacific Brands Ltd. (Australia)	2,607,900	1,695,859
Procter & Gamble Co. (The)	282,300	19,165,347
Smurfit Kappa Group PLC (Ireland)*	19,400	231,750

		34,300,285

Containers & Packaging
Rengo Co. Ltd. (Japan)	146,000	737,355

Distribution/Wholesale — 0.6%
Marubeni Corp. (Japan)	411,000	2,949,024

COMMON STOCKS (continued)	Shares	Value (Note 2)

Distribution/Wholesale (continued)
Sumitomo Corp. (Japan)	273,000	$3,502,536
Toyota Tsusho Corp. (Japan)	96,500	2,381,888
W.W. Grainger, Inc.	90,943	18,404,135
Wolseley PLC (Switzerland)	238,856	11,421,845

		38,659,428

Diversified Financial Services — 1.2%
Challenger Ltd. (Australia)	269,200	1,003,072
Charles Schwab Corp. (The)	554,000	7,955,440
FirstRand Ltd. (South Africa)	2,347,235	8,637,258
Fuyo General Lease Co. Ltd. (Japan)	35,600	1,158,962
Hitachi Capital Corp. (Japan)	42,400	874,576
Intermediate Capital Group PLC (United Kingdom)	534,200	2,789,089
ORIX Corp. (Japan)	140,640	15,886,488
Paragon Group of Cos. PLC (United Kingdom)	428,500	1,791,047
SLM Corp.	475,200	8,140,176
Tullett Prebon PLC (United Kingdom)	161,500	672,897
U.S. Bancorp	763,191	24,376,320

		73,285,325

Diversified Machinery — 0.1%
OC Oerlikon Corp. AG (Switzerland)*	231,400	2,635,264
Rheinmetall AG (Germany)	57,800	2,807,918

		5,443,182

Diversified Manufacturing — 0.7%
3M Co.	210,900	19,582,065
Danaher Corp.	191,148	10,685,173
Ingersoll-Rand PLC (Ireland)	162,600	7,798,296
Mitsubishi Corp. (Japan)	98,900	1,904,118
Singamas Container Holdings Ltd. (Hong Kong)	6,354,000	1,554,205
Trelleborg AB (Sweden) (Class B Stock)	184,100	2,302,414

		43,826,271

Diversified Operations
Mitsui & Co. Ltd. (Japan)	119,000	1,783,675

Diversified Telecommunication Services — 0.4%
AT&T, Inc.	758,000	25,552,180

Electric — 0.8%
AES Corp. (The)	869,500	9,303,650
Entergy Corp.	209,100	13,330,125
Exelon Corp.	396,500	11,791,910
NRG Energy, Inc.	669,000	15,380,310
RWE AG (Germany)	60,000	2,488,662

		52,294,657

Electronic Components — 0.3%
Eizo Nanao Corp. (Japan)	13,400	214,519
Emerson Electric Co.	132,000	6,990,720
Enel SpA (Italy)	950,900	3,955,272
Johnson Electric Holdings Ltd. (Bermuda)	2,662,500	1,786,635
TE Connectivity Ltd. (Switzerland)	202,500	7,516,800

		20,463,946

Electronic Equipment & Instruments — 0.3%
Kingboard Chemical Holdings Ltd. (Cayman Islands)	805,500	2,908,737
Nippon Electric Glass Co. Ltd. (Japan)	92,000	523,847

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment & Instruments (continued)
Thermo Fisher Scientific, Inc.	203,800	$12,998,364

		16,430,948

Energy Equipment & Services — 0.3%
John Wood Group PLC (United Kingdom)	526,132	6,289,694
Technip SA (France)	92,041	10,643,308

		16,933,002

Engineering/Construction — 0.1%
Bouygues SA (France)	58,100	1,728,900
Kyowa Exeo Corp. (Japan)	240,900	2,422,981
NCC AB (Sweden) (Class B Stock)	67,900	1,427,589

		5,579,470

Entertainment & Leisure — 0.1%
Flight Centre Ltd. (Australia)	50,900	1,440,261
Heiwa Corp. (Japan)	79,000	1,287,409
Madison Square Garden Co. (The) (Class A Stock)*	81,200	3,601,220
Namco Bandai Holdings, Inc. (Japan)	130,900	1,696,752
Thomas Cook Group PLC (United Kingdom)*(a)	432,300	342,938

		8,368,580

Equipment Services
Downer EDI Ltd. (Australia)*	590,800	2,532,719

Financial Services — 1.4%
American Express Co.	226,800	13,036,464
Ameriprise Financial, Inc.	118,400	7,415,392
Citigroup, Inc.	573,353	22,681,845
Goldman Sachs Group, Inc. (The)	42,400	5,408,544
JPMorgan Chase & Co.	762,300	33,518,331
Keiyo Bank Ltd. (The) (Japan)	165,000	728,010
Permanent TSB Group Holdings PLC (Ireland)*	48,500	1,383
Western Union Co. (The)	514,500	7,002,345

		89,792,314

Financial–Bank & Trust — 1.9%
Banco Popolare Scarl (Italy)*	19,500	32,471
DBS Group Holdings Ltd. (Singapore)	258,000	3,167,342
Fifth Third Bancorp	604,000	9,174,760
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,136,100	6,147,566
Mizuho Financial Group, Inc. (Japan)	2,654,300	4,866,621
Morgan Stanley	966,500	18,479,480
National Australia Bank Ltd. (Australia)	235,800	6,202,293
Sumitomo Mitsui Financial Group, Inc. (Japan)	491,700	17,869,272
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	518,000	1,825,074
Wells Fargo & Co.	1,390,007	47,510,439
Westpac Banking Corp. (Australia)	164,400	4,504,544

		119,779,862

Food Products — 0.2%
Lindt & Spruengli AG (Switzerland)	107	4,049,916
Unilever NV (Netherlands), CVA	259,927	9,945,799

		13,995,715

COMMON STOCKS (continued)	Shares	Value (Note 2)

Foods — 0.8%
Dairy Crest Group PLC (United Kingdom)	112,800	$714,655
Delhaize Group SA (Belgium)	86,500	3,484,137
East Asiatic Co. Ltd. A/S (Denmark)	10,000	169,282
Goodman Fielder Ltd. (Australia)*	1,207,300	789,099
J. Sainsbury PLC (United Kingdom)	856,300	4,844,664
Kellogg Co.	176,100	9,835,185
Koninklijke Ahold NV (Netherlands)	382,400	5,127,632
Marston’s PLC (United Kingdom)	936,300	1,876,183
Megmilk Snow Brand Co. Ltd. (Japan)	90,500	1,419,785
Metcash Ltd. (Australia)	495,400	1,717,426
Metro AG (Germany)	74,100	2,058,607
Morinaga Milk Industry Co. Ltd. (Japan)(g)	546,000	1,747,714
Nichirei Corp. (Japan)	417,000	2,178,355
Nutreco NV (Netherlands)	29,600	2,516,392
Parmalat SpA (Italy)	950,540	2,211,629
Premier Foods PLC (United Kingdom)*	286,941	530,176
Tesco PLC (United Kingdom)	1,101,800	6,069,381
WM Morrison Supermarkets PLC (United Kingdom)	1,226,900	5,267,917

		52,558,219

Hand/Machine Tools — 0.2%
Makita Corp. (Japan)	199,000	9,244,418

Healthcare Products & Services — 0.2%
Intuitive Surgical, Inc.*	30,505	14,958,737

Healthcare Providers & Services — 0.2%
Fresenius SE & Co. KGaA (Germany)	106,157	12,215,382

Holding Companies–Diversified
First Pacific Co. Ltd. (Bermuda)	1,650,000	1,822,119

Home Furnishings — 0.1%
Pace PLC (United Kingdom)	663,100	2,023,831
Skyworth Digital Holdings Ltd. (Bermuda)	3,428,000	1,794,449

		3,818,280

Hotels, Restaurants & Leisure — 1.3%
Chipotle Mexican Grill, Inc.*	33,996	10,112,450
Compass Group PLC (United Kingdom)	960,849	11,406,064
McDonald’s Corp.	115,006	10,144,679
Plenus Co. Ltd. (Japan)	29,700	480,721
Starwood Hotels & Resorts Worldwide, Inc.	515,944	29,594,548
Wynn Resorts Ltd.	186,702	21,002,108

		82,740,570

Household Durables — 0.1%
Berkeley Group Holdings PLC (United Kingdom)*	267,141	7,685,160

Industrial Conglomerates — 0.4%
General Electric Co.	1,065,000	22,354,350

Insurance — 2.1%
Aegon NV (Netherlands)	398,200	2,572,313
AIA Group Ltd. (Hong Kong)	4,008,200	15,897,865
Allianz SE (Germany)	34,800	4,851,040
Allstate Corp. (The)	339,000	13,617,630
American International Group, Inc.*	153,703	5,425,716
Aviva PLC (United Kingdom)	338,800	2,096,486
AXA SA (France)	174,500	3,133,301
Baloise Holding AG (Switzerland)	21,700	1,874,289
Beazley PLC (United Kingdom)	610,400	1,776,853
Discovery Holdings Ltd. (South Africa)	1,115,823	8,230,288

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Hannover Rueckversicherung AG (Germany)	21,500	$1,683,969
Helvetia Holding AG (Switzerland)	3,200	1,220,549
ING Groep NV (Netherlands), CVA*	325,100	3,087,812
Legal & General Group PLC (United Kingdom)	1,465,400	3,513,853
Marsh & McLennan Cos., Inc.	551,000	18,992,970
MetLife, Inc.	218,500	7,197,390
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	17,300	3,123,147
Old Mutual PLC (United Kingdom)	1,085,300	3,187,579
RSA Insurance Group PLC (United Kingdom)	998,600	2,062,288
SCOR SE (France)	68,500	1,851,464
Swiss Life Holding AG (Switzerland)*	30,900	4,124,417
Swiss Re AG (Switzerland)*	75,000	5,437,412
XL Group PLC (Ireland)	415,000	10,399,900
Zurich Insurance Group AG (Switzerland)*	20,300	5,439,548

		130,798,079

Internet — 1.3%
Amazon.com, Inc.*	19,959	5,012,503
Baidu, Inc. (Cayman Islands), ADR*(a)	79,921	8,015,277
eBay, Inc.*	379,051	19,339,182
Equinix, Inc.*(a)	80,996	16,701,375
Google, Inc. (Class A Stock)*	14,196	10,070,216
LinkedIn Corp. (Class A Stock)*(a)	44,467	5,105,701
priceline.com, Inc.*	30,773	19,116,188

		83,360,442

Internet Software & Services — 0.1%
MercadoLibre, Inc.(a)	79,970	6,283,243

Lodging — 0.2%
InterContinental Hotels Group PLC (United Kingdom)	339,798	9,528,107

Lumber & Wood Products — 0.2%
Weyerhaeuser Co.	509,000	14,160,380

Machinery — 1.0%
Atlas Copco AB (Sweden) (Class A Stock)	440,632	12,218,850
Cummins, Inc.(a)	123,128	13,340,919
Danieli & C Officine Meccaniche SpA (Italy)	8,600	248,125
FANUC Corp. (Japan)	66,700	12,409,509
Pentair Ltd. (Switzerland)	324,186	15,933,742
Weir Group PLC (The) (United Kingdom)	264,269	8,172,060

		62,323,205

Media — 1.8%
Cablevision Systems Corp. (Class A Stock)(a)	309,500	4,623,930
CBS Corp. (Class B Stock)	758,247	28,851,298
Comcast Corp. (Class A Stock)	556,712	20,809,895
Fuji Media Holdings, Inc. (Japan)	1,400	2,116,050
Liberty Global, Inc. (Class A Stock)*	204,328	12,870,621
Liberty Media Corp. - Liberty Capital (Class A Stock)*	28,600	3,317,886
Societe Television Francaise 1 (France)	248,400	2,922,402
Time Warner Cable, Inc.	232,100	22,557,799
Time Warner, Inc.	375,100	17,941,033

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Trinity Mirror PLC (United Kingdom)*	126,600	$190,232

		116,201,146

Medical – Drugs — 0.1%
Coloplast A/S (Denmark) (Class B Stock)	162,363	7,962,308

Medical Supplies & Equipment — 0.5%
Covidien PLC (Ireland)	244,200	14,100,108
Johnson & Johnson(a)	288,100	20,195,810

		34,295,918

Metals & Mining — 1.3%
ArcelorMittal (Luxembourg)	60,600	1,056,594
Arrium Ltd. (Australia)	2,276,200	2,218,461
Aurubis AG (Germany)	24,400	1,745,550
Ausdrill Ltd. (Australia)	717,400	2,142,172
Boart Longyear Ltd. (Australia)	642,500	1,251,012
Boliden AB (Sweden)	214,000	4,066,215
CONSOL Energy, Inc.	245,500	7,880,550
Glencore International PLC (United Kingdom)(a)	1,958,582	11,314,450
Mount Gibson Iron Ltd. (Australia)	1,000,000	885,388
Nucor Corp.	119,900	5,177,282
OZ Minerals Ltd. (Australia)	228,800	1,624,849
Precision Castparts Corp.	135,799	25,723,047
Rio Tinto Ltd. (Australia)	33,500	2,355,362
Shougang Fushan Resources Group Ltd. (Hong Kong)	3,720,000	1,396,198
St Barbara Ltd. (Australia)*	581,700	887,002
Voestalpine AG (Austria)	74,100	2,722,693
Vulcan Materials Co.	176,300	9,176,415

		81,623,240

Miscellaneous Manufacturing
Alent PLC (United Kingdom)*	267,000	1,339,359
Vesuvius PLC (United Kingdom)	267,000	1,500,707

		2,840,066

Multimedia — 0.1%
Vivendi SA (France)	283,000	6,400,347

Oil & Gas — 1.6%
Baker Hughes, Inc.	228,100	9,315,604
Eni SpA (Italy)	230,000	5,634,460
EQT Corp.	143,800	8,481,324
Exxon Mobil Corp.	333,200	28,838,460
Fred Olsen Energy ASA (Norway)	54,244	2,381,582
Gas Natural SDG SA (Spain)	205,700	3,708,245
JX Holdings, Inc. (Japan)	222,900	1,258,442
Murphy Oil Corp.	122,000	7,265,100
National Oilwell Varco, Inc.	305,040	20,849,484
OMV AG (Austria)	117,100	4,243,259
Total SA (France)	134,700	7,008,871

		98,984,831

Oil, Gas and Consumable Fuels — 2.4%
Apache Corp.	73,800	5,793,300
BP PLC (United Kingdom)	1,352,000	9,400,385
Chevron Corp.	285,300	30,852,342
Hess Corp.	187,900	9,951,184
Newfield Exploration Co.*	274,000	7,337,720
Repsol SA (Spain)	162,200	3,310,963

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas and Consumable Fuels (continued)
Royal Dutch Shell PLC (United Kingdom)
(Class B Stock)	753,226	$26,872,468
Royal Dutch Shell PLC (United Kingdom), ADR	193,700	13,355,615
Schlumberger Ltd. (Netherlands)	448,935	31,106,706
Statoil ASA (Norway)	609,917	15,372,728

		153,353,411

Paper & Forest Products — 0.3%
International Paper Co.	443,500	17,669,040
Mondi PLC (United Kingdom)	243,900	2,692,167

		20,361,207

Pharmaceuticals — 2.7%
Aspen Pharmacare Holdings Ltd. (South Africa)*	236,759	4,740,214
AstraZeneca PLC (United Kingdom)	198,200	9,392,689
Bristol-Myers Squibb Co.	437,110	14,245,415
Express Scripts Holding Co.*	360,498	19,466,892
GlaxoSmithKline PLC (United Kingdom)	81,200	1,767,920
H. Lundbeck A/S (Denmark)	60,800	891,729
KYORIN Holdings, Inc. (Japan)	52,000	1,008,319
Merck & Co., Inc.	612,500	25,075,750
Merck KGaA (Germany)	10,600	1,397,032
Novartis AG (Switzerland)	91,500	5,780,356
Novo Nordisk A/S (Denmark) (Class B Stock)	87,044	14,173,954
Otsuka Holdings Co. Ltd. (Japan)	211,500	5,958,227
Perrigo Co.	43,293	4,503,771
Pfizer, Inc.	1,224,500	30,710,460
Roche Holding AG (Switzerland)	14,400	2,911,409
Sanofi (France)	248,676	23,582,045
Shionogi & Co. Ltd. (Japan)	143,500	2,391,259
Teva Pharmaceutical Industries Ltd. (Israel)	93,600	3,478,128
Toho Holdings Co. Ltd. (Japan)	156,200	2,736,832

		174,212,401

Pipelines — 0.4%
Kinder Morgan, Inc.	294,054	10,388,928
Spectra Energy Corp.	477,500	13,073,950

		23,462,878

Professional Services — 0.1%
Experian PLC (United Kingdom)	435,342	7,016,410

Real Estate — 0.3%
Cheung Kong Holdings Ltd. (Hong Kong)	155,000	2,411,708
Lend Lease Group (Australia)	446,000	4,355,556
St. Joe Co. (The)*(a)	299,000	6,900,920
Wheelock & Co. Ltd. (Hong Kong)	411,000	2,096,549

		15,764,733

Real Estate Investment Trusts — 0.3%
American Tower Corp.	258,767	19,994,926

Real Estate Management & Development — 0.4%
BR Malls Participacoes SA (Brazil)	435,100	5,741,833
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	324,442	11,890,799
Daito Trust Construction Co. Ltd. (Japan)	46,600	4,404,170

		22,036,802

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail — 2.3%
Cocokara Fine, Inc. (Japan)	34,900	$1,092,518
Darty PLC (United Kingdom)	587,300	551,683
Debenhams PLC (United Kingdom)	1,464,900	2,734,965
Dick’s Sporting Goods, Inc.	92,633	4,213,875
Home Retail Group PLC (United Kingdom)(a)	525,500	1,096,505
Inditex SA (Spain)	97,494	13,698,598
K’s Holdings Corp. (Japan)	55,400	1,410,246
Limited Brands, Inc.	206,394	9,712,902
Lowe’s Cos., Inc.	1,047,677	37,213,487
Lululemon Athletica, Inc.*(a)	222,047	16,926,643
Marks & Spencer Group PLC (United Kingdom)	538,800	3,384,556
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	61,500	1,452,950
Starbucks Corp.	268,110	14,376,058
TJX Cos., Inc. (The)	601,333	25,526,586
Tsuruha Holdings, Inc. (Japan)	22,300	1,758,663
WH Smith PLC (United Kingdom)(a)	255,400	2,795,207
Yum! Brands, Inc.	133,100	8,837,840

		146,783,282

Retail & Merchandising — 1.0%
Aoyama Trading Co. Ltd. (Japan)	103,300	1,979,906
Dollar General Corp.*(a)	175,065	7,718,616
Foot Locker, Inc.	9,301	298,748
GNC Holdings, Inc. (Class A Stock)	205,009	6,822,699
Kohl’s Corp.	327,400	14,071,652
Myer Holdings Ltd. (Australia)(a)	1,428,500	3,232,011
NIKE, Inc. (Class B Stock)	365,972	18,884,155
Shimachu Co. Ltd. (Japan)	92,800	1,949,636
Wal-Mart Stores, Inc.	105,100	7,170,973

		62,128,396

Semiconductors & Semiconductor Equipment — 0.6%
ARM Holdings PLC (United Kingdom)	881,429	11,131,393
ASM Pacific Technology Ltd. (Cayman Islands)	705,800	8,665,157
Samsung Electronics Co. Ltd. (South Korea)	10,098	14,508,805
Texas Instruments, Inc.	202,000	6,249,880

		40,555,235

Software — 0.7%
Check Point Software Technologies Ltd. (Israel)*(a)	166,401	7,927,344
Dassault Systemes SA (France)	92,654	10,359,450
SAP AG (Germany)	154,638	12,434,920
VMware, Inc. (Class A Stock)*(a)	158,219	14,894,737

		45,616,451

Specialty Retail — 0.3%
Home Depot, Inc. (The)	258,715	16,001,523
Valora Holding AG (Switzerland)	5,513	1,115,680

		17,117,203

Telecommunications — 0.7%
BT Group PLC (United Kingdom)	1,251,900	4,776,275
Cable & Wireless Communications PLC (United Kingdom)	3,264,600	1,886,133
Cisco Systems, Inc.	731,500	14,373,975
KDDI Corp. (Japan)	90,000	6,362,757

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (continued)
Koninklijke KPN NV (Netherlands)	127,800	$632,016
Nippon Telegraph & Telephone Corp. (Japan)	149,300	6,285,974
NTT DoCoMo, Inc. (Japan)	2,900	4,180,409
Telecom Italia SpA (Italy)	2,869,000	2,602,387
Vodafone Group PLC (United Kingdom)	1,729,200	4,352,877

		45,452,803

Trading Companies & Distributors — 0.1%
Brenntag AG (Germany)	49,070	6,464,779

Transportation — 1.1%
Canadian Pacific Railway Ltd. (Canada)	153,350	15,583,427
Deutsche Post AG (Germany)	122,100	2,689,329
FirstGroup PLC (United Kingdom)	308,200	1,063,973
Go-Ahead Group PLC (United Kingdom)(g)	96,600	2,025,489
Hutchison Port Holdings Trust (Singapore)	9,986,000	7,888,940
Sankyu, Inc. (Japan)	239,000	905,011
Seino Holdings Co. Ltd. (Japan)	150,000	951,618
Toll Holdings Ltd. (Australia)	489,800	2,347,585
Union Pacific Corp.	267,074	33,576,543

		67,031,915

Utilities — 0.2%
E.ON SE (Germany)	78,500	1,472,356
Illinois Tool Works, Inc.	147,300	8,957,313

		10,429,669

Wireless Telecommunication Services — 0.2%
China Mobile Ltd. (Hong Kong)	901,500	10,608,583
Freenet AG (Germany)	192,400	3,565,861

		14,174,444

TOTAL COMMON STOCKS (cost $2,849,182,656)		3,063,601,059

EXCHANGE TRADED FUNDS — 9.3%
Energy Select Sector SPDR Fund	215,674	15,407,751
iShares Barclays Intermediate Credit Bond Fund	83,474	9,289,821
iShares Barclays TIPS Bond Fund	144,623	17,558,678
iShares Core Total US Bond Market ETF	969,374	107,687,758
iShares iBoxx Investment Grade Corporate Bond Fund(a)	158,252	19,146,910
iShares JPMorgan USD Emerging Markets Bond Fund(a)	166,650	20,464,620
iShares MSCI EAFE Index Fund	2,152,841	122,324,426
iShares MSCI Emerging Markets Index Fund	73,240	3,248,194
iShares Russell 1000 Growth Index Fund(a)	407,947	26,716,449
iShares Russell 1000 Value Index Fund(a)	560,400	40,808,328
iShares Russell 2000 Index Fund(a)	227,093	19,141,669
iShares S&P 500 Growth Index Fund	151,845	11,500,740
SPDR S&P 500 ETF Trust	1,078,196	153,664,494
Vanguard REIT ETF	313,268	20,613,034

TOTAL EXCHANGE TRADED FUNDS (cost $559,831,689)		587,572,872

PREFERRED STOCKS — 0.2%	Shares	Value (Note 2)

Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom) (PRFC C)*	44,967,756	$73,048

Diversified Financial Services SLM Corp., 5.164%	1,800	42,318

Financial–Bank & Trust — 0.1%
Wells Fargo & Co., Series J, 8.000%	247,320	7,258,842

Oil & Gas — 0.1%
ProSafe SE (Cyprus), 6.590%	244,600	2,098,736

TOTAL PREFERRED STOCKS (cost $8,515,546)		9,472,944

	Units
RIGHTS*
Oil & Gas
Repsol SA (Spain), expiring 01/13/13 (cost $102,945)	162,200	98,913

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.7%
Aegis Asset-Backed Securities Trust,
Series 2005-4, Class 1A4
0.580%(c)	10/25/35	Baa1		$1,416	1,310,154
Aquilae CLO PLC (Ireland),
Series 2006-1X, Class A
1.007%(c)	01/17/23	Aa1	EUR	379	483,907
ARES CLO Ltd. (Cayman Islands),
Series 2006-6RA, Class A1B, 144A
0.538%(c)	03/12/18	Aaa		348	341,314
Asset-Backed Funding Certificates,
Series 2004-OPT5, Class A1
0.910%(c)	06/25/34	Aaa		108	98,895
Asset-Backed Securities Corp. Home Equity,
Series 2004-HE6, Class A1
0.485%(c)	09/25/34	Aaa		17	16,147
Avoca CLO I BV (Ireland),
Series III-X, Class A
0.743%(c)	09/15/21	AA+(d)	EUR	1,767	2,259,888
Bear Stearns Asset-Backed Securities Trust,
Series 2006-AQ1, Class 2A1
0.290%(c)	10/25/36	B3		8	8,090
Series 2006-SD3, Class 1A1A
5.500%	08/25/36	CC(d)		170	144,014
Series 2007-AQ1, Class A1
0.320%(c)	11/25/36	Caa2		522	329,163
Chester Asset Receivables Dealings PLC (United Kingdom),
Series 2004-1, Class A
0.713%(c)	04/15/16	AAA(d)	GBP	3,000	4,863,866
Citibank Omni Master Trust,
Series 2009-A14A, Class A14, 144A
2.959%(c)	08/15/18	Aaa		900	936,257
Countrywide Asset-Backed Certificates,
Series 2005-14, Class 3A3
0.560%(c)	04/25/36	Caa1		5,800	5,216,282
Series 2006-4, Class 2A2
0.390%(c)	07/25/36	B2		661	634,136

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A1
0.270%(c)	11/25/36	Caa1		$31	$14,778
Series 2007-CB6, Class A1, 144A
0.330%(c)	07/25/37	Caa1		73	35,940
CSAB Mortgage Backed Trust,
Series 2006-4, Class A6A
5.684%	12/25/36	Ca		71	48,035
Cumberland CLO Ltd. (Cayman Islands),
Series 2005-2A, Class A, 144A
0.560%(c)	11/10/19	Aaa		271	267,785
Eurocredit BV CDO (Netherlands),
Series IV-X, Class A1
0.930%(c)	02/22/20	Aaa	EUR	417	534,153
First CLO Ltd.,
Series 2004-2X1, Class A2
0.704%(c)	12/14/16	Aaa		13	13,459
First NLC Trust,
Series 2007-1, Class A1, 144A
0.280%(c)	08/25/37	Caa2		235	102,933
Franklin CLO Ltd. (Cayman Islands),
Series 5A, Class A2, 144A
0.568%(c)	06/15/18	Aaa		3,294	3,215,266
Grosvenor Place CLO BV (Netherlands),
Series I-X, Class A1
0.455%(c)	07/20/21	AA(d)	EUR	467	598,819
Series I-X, Class A2
0.789%(c)	07/20/21	AA(d)	GBP	747	1,179,501
Gulf Stream Compass CLO Ltd. (Cayman Islands),
Series 2004-1A, Class A, 144A
0.700%(c)	07/15/16	Aaa		6	5,520
Harvest CLO SA (Luxembourg),
Series I-X, Class A1
0.936%(c)	03/29/17	Aa1	EUR	289	377,543
Hillmark Funding (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.562%(c)	05/21/21	Aaa		1,700	1,639,817
HSI Asset Securitization Corp. Trust,
Series 2007-OPT1, Class 2A1
0.260%(c)	12/25/36	Ba3		9	8,820
Indymac Residential Asset Backed Trust,
Series 2007-B, Class 2A2
0.370%(c)	07/25/37	Caa3		1,609	894,395
JPMorgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A3
0.320%(c)	08/25/36	Ca		142	66,276
Series 2007-HE1, Class AV1
0.270%(c)	03/25/47	Caa1		166	153,440
Katonah Ltd. (Cayman Islands),
Series 6A, Class A1A, 144A
0.629%(c)	09/20/16	Aaa		43	42,641
Landmark CDO Ltd. (Cayman Islands),
Series 2005-1A, Class A1L, 144A
0.611%(c)	06/01/17	Aaa		284	281,618
LCM LP (Cayman Islands),
Series 5A, Class A1, 144A
0.540%(c)	03/21/19	Aaa		800	781,255
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
0.770%(c)	10/25/34	Aaa		12	10,993

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
MAGI Funding PLC (Ireland),
Series I-A, Class A, 144A
0.671%(c)	04/11/21	Aaa	EUR	943	$1,211,068
Magnolia Funding Ltd. (United Kingdom),
Series 2010-1A, Class A1, 144A
3.000%	04/20/17	NR	EUR	366	483,624
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-RM4, Class A2A
0.290%(c)	09/25/37	C		$4	1,055
Series 2006-RM5, Class A2A
0.270%(c)	10/25/37	C		51	11,933
Series 2007-HE2, Class A2A
0.330%(c)	02/25/37	Ca		15	5,771
Morgan Stanley ABS Capital I,
Series 2006-WMC2, Class A2FP
0.260%(c)	07/25/36	Ca		90	34,490
Series 2007-HE6, Class A1
0.270%(c)	05/25/37	Caa3		50	31,290
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2, Class A1
0.260%(c)	11/25/36	Caa2		1	564
Nelnet Student Loan Trust,
Series 2008-4, Class A2
1.015%(c)	07/25/18	Aaa		80	80,397
North Carolina State Education Assistance Authority,
Series 2011-2, Class A1
0.765%(c)	10/26/20	AA+(d)		515	511,177
Park Place Securities, Inc.,
Series 2005-WCW2, Class M1
0.710%(c)	07/25/35	B3		3,000	2,706,465
Penarth Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A1, 144A
0.859%(c)	05/18/15	Aaa		3,000	3,003,848
Penta CLO SA (Luxembourg),
Series 2007-1X, Class A1
0.564%(c)	06/04/24	AA+(d)	EUR	968	1,201,528
Plymouth Rock CLO Ltd., Inc. (Cayman Islands),
Series 2010-1A, Class A, 144A
1.810%(c)	02/16/19	AAA(d)		498	498,086
RASC Trust,
Series 2005-EMX4, Class M1
0.640%(c)	11/25/35	Caa1		1,100	1,069,594
Series 2006-KS7, Class A4
0.450%(c)	09/25/36	Ca		218	150,396
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
0.710%(c)	07/25/32	Ca		22	16,428
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
0.340%(c)	05/25/37	B3		348	195,364
Series 2007-HE1, Class A2A
0.270%(c)	12/25/36	Ca		80	23,388
Series 2007-NC1, Class A2A
0.260%(c)	12/25/36	Caa2		3	1,305
SLM Student Loan Trust,
Series 2007-3, Class A3
0.355%(c)	04/25/19	Aaa		600	594,035
Series 2009-CT, Class 1A, 144A
2.350%(c)	04/15/39(g)	Aaa		343	345,139
Series 2010-C, Class A1, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
1.859%(c)	12/15/17	Aaa		$88	$88,479
Soundview Home Equity Loan Trust,
Series 2006-NLC1, Class A1, 144A
0.270%(c)	11/25/36	Caa3		64	22,446
Symphony III CLO Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.550%(c)	05/15/19	Aaa		500	487,005
Wachovia Mortgage Loan Trust LLC,
Series 2005-WMC1, Class M1
0.650%(c)	10/25/35	B3		6,300	5,194,759
Washington Mutual Asset-Backed Certificates,
Series 2006-HE5, Class 2A1
0.270%(c)	10/25/36	Caa2		103	41,811
Wood Street CLO BV (Netherlands),
Series I, Class A
0.602%(c)	11/22/21	AA+(d)	EUR	1,410	1,810,171
Series II-A, Class A1, 144A
0.696%(c)	03/29/21	Aaa	EUR	179	231,624

TOTAL ASSET-BACKED SECURITIES (cost $46,473,917)					46,968,340

BANK LOANS(c) — 0.1%
Diversified Financial Services — 0.1%
Springleaf Financial Corp.,
Initial Term Loan
5.500%	05/10/17	B3		5,400	5,364,566

Electric
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan (Non-Extending)
3.713%	10/10/14	Caa1		1,789	1,356,657
3.810%	10/10/14	Caa1		541	410,365
3.810%	10/10/14	Caa1		374	283,928

					2,050,950

TOTAL BANK LOANS (cost $7,835,071)					7,415,516

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Banc of America Large Loan Trust,
Series 2007-BMB1, Class A1, 144A
0.718%(c)	08/15/29	Aaa		22	21,905
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 144A
2.509%(c)	11/15/15	NR		5,310	5,298,853
Banc of America Re-REMIC Trust,
Series 2009-UB1, Class A4A, 144A
5.624%(c)	06/24/50	NR		250	283,800
Series 2010-UB5, Class A4A, 144A
5.634%(c)	02/17/51	NR		1,900	2,194,823
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa		100	114,934
Series 2007-CD5, Class A4
5.886%(c)	11/15/44	Aaa		100	117,677
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class XP, IO
0.466%(c)	12/10/46	Aaa		40,184	189,387

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-C1, Class A1, 144A
3.156%	07/10/46	Aaa		$183	$193,585
Credit Suisse Mortgage Capital Certificates,
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40	Aaa		100	111,119
Series 2010-RR4, Class 2A, 144A
5.467%(c)	09/18/39	Aaa		1,000	1,139,434
Series 2010-UD1, Class A, 144A
5.764%(c)	12/18/49	Aaa		800	928,000
DBUBS Mortgage Trust,
Series 2011-LC2A, Class A2, 144A
3.386%	07/10/44	Aaa		2,700	2,911,108
German Residential Asset Note Distributor PLC (Ireland),
Series 1, Class A
0.445%(c)	07/20/16	Aa3	EUR	1,339	1,735,449
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1, 144A
1.103%(c)	03/06/20	Aaa		233	233,567
Series 2007-EOP, Class A2, 144A
1.260%(c)	03/06/20	Aaa		250	250,337
Series 2012-GCJ9, Class XA, IO
2.413%(c)	11/10/45(g)	Aaa		3,500	531,303
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2004-CBX, Class A5
4.654%	01/12/37	Aaa		81	81,767
Series 2006-LDP9, Class A3
5.336%	05/15/47	Aa3		110	125,838
Series 2010-C2, Class A3, 144A
4.070%	11/15/43	AAA(d)		1,300	1,464,198
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.751%(c)	07/09/21	Aaa		483	480,313
Morgan Stanley Capital I, Inc.,
Series 2007-IQ15, Class A4
5.882%(c)	06/11/49	BBB-(d)		40	47,025
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.006%(c)	12/16/49	Aaa		200	238,646
Unite USAF PLC (United Kingdom),
Series 2006-1, Class A
0.797%(c)	03/31/17	Aaa	GBP	700	1,118,927
Vornado DP LLC,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	AAA(d)		700	790,754
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C14, Class A4
5.088%(c)	08/15/41	Aaa		100	106,086

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $19,448,370)					20,708,835

CORPORATE BONDS — 7.0%
Aerospace & Defense
Goodrich Corp.,
Sr. Unsec’d. Notes
6.290%	07/01/16	A(d)		100	116,859

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Agriculture
Altria Group, Inc.,
Gtd. Notes
9.250%	08/06/19	Baa1		$338	$470,206
9.700%	11/10/18	Baa1		338	473,176

					943,382

Airlines — 0.1%
Delta Air Lines 2010-1 Class A, Pass-Through Trust,
Pass-Through Certificates
6.200%	01/02/20	Baa2		852	960,688
Delta Air Lines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	05/07/21	Baa2		3,800	4,075,500
UAL 2009-1 Pass-Through Trust,
Pass-Through Certificates
10.400%	05/01/18	Baa2		381	439,135

					5,475,323

Apparel
Jones Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	11/15/14	Ba3		1,200	1,228,500

Automobile Manufacturers — 0.2%
Daimler Finance North America LLC,
Gtd. Notes, 144A
0.920%(c)	03/28/14	A3		5,800	5,812,232
Volkswagen International Finance NV (Netherlands),
Gtd. Notes, 144A
0.910%(c)	09/22/13	A3		1,100	1,104,191
0.918%(c)	04/01/14	A3		200	200,645
1.060%(c)	03/21/14(g)	A3		2,700	2,714,386

					9,831,454

Automotive Parts
Autozone, Inc.,
Sr. Unsec’d. Notes
6.950%	06/15/16	Baa2		2,400	2,823,768

Banks — 2.6%
Abbey National Treasury Services PLC (United Kingdom),
Bank Gtd. Notes
4.000%	04/27/16	A2		1,900	2,009,016
Bank Gtd. Notes, 144A
3.875%	11/10/14	A2		2,300	2,386,498
Covered Bonds, MTN
3.625%	10/14/17	Aaa	EUR	3,500	5,075,125
ABN Amro Bank NV (Netherlands),
Covered Bonds, MTN
3.250%	01/18/13	NR	EUR	400	528,579
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.250%	03/23/22	Aaa	AUD	4,300	4,860,035
Ally Financial, Inc.,
Gtd. Notes
3.510%(c)	02/11/14	B1		2,100	2,137,527
3.709%(c)	06/20/14	B1		900	920,673
8.000%	03/15/20	B1		600	735,000
Banco Bradesco SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.410%(c)	05/16/14	Baa1		1,800	1,813,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Bank Nederlandse Gemeenten (Netherlands),
Sr. Unsec’d. Notes, 144A
1.375%	03/23/15	Aaa		$3,100	$3,146,380
Bank of America Corp.,
Sr. Unsec’d. Notes
0.600%(c)	10/14/16	Baa2		500	481,901
4.500%	04/01/15	Baa2		2,300	2,451,630
Sr. Unsec’d. Notes, MTN
5.650%	05/01/18	Baa2		4,200	4,886,461
7.375%	05/15/14	Baa2		200	216,569
Sub. Notes, MTN
0.880%(c)	05/23/17	Baa3	EUR	600	730,634
Bank of Nova Scotia (Canada),
Certificate of Deposit
0.510%(c)	03/27/14	Aa1		350	349,914
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
1.380%(c)	01/13/14	A2		4,200	4,221,223
Sub. Notes, 144A
10.179%	06/12/21(g)	Baa3		2,320	3,158,494
Sub. Notes, MTN
4.750%	02/23/15	Baa3		1,000	997,013
BBVA Bancomer SA (Mexico),
Sr. Unsec’d. Notes
4.500%	03/10/16	A2		6,000	6,375,000
Sr. Unsec’d. Notes, 144A
4.500%	03/10/16	A2		800	850,000
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.375%	10/04/13(g)	A2		900	903,250
Commonwealth Bank of Australia (Australia),
Covered Bonds
2.250%	03/16/17(g)	Aaa		3,900	4,079,010
Gov’t. Liquid Gtd. Notes, 144A
0.588%(c)	09/17/14	Aaa		100	100,338
0.763%(c)	07/12/13	Aaa		2,100	2,104,620
0.810%(c)	06/25/14(g)	Aaa		500	503,656
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Gtd. Notes
4.500%	01/11/21	Aa2		1,500	1,685,973
Jr. Sub. Notes, 144A
11.000%(c)	12/29/49(g)	Baa1		150	202,875
Depfa ACS Bank (Ireland),
Covered Bonds
3.875%	07/15/13	A3	EUR	2,400	3,209,826
Deutsche Bank Capital Trust,
Jr. Sub. Notes, 144A
4.901%(c)	12/29/49(g)	Ba2		300	232,500
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes
2.750%	01/10/14	Aa3		500	504,711
Gov’t. Liquid Gtd. Notes, 144A
0.711%(c)	03/05/13	Aa3		400	399,537
0.793%(c)	04/29/14	Aa3		4,500	4,439,683
2.750%	01/10/14	Aa3		8,700	8,781,971
2.750%	04/29/14	Aa3		6,600	6,693,106
Dexia Municipal Agency SA (France),
Covered Bonds
2.750%	01/25/16	Aa2	EUR	2,400	3,314,623

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Covered Bonds, MTN
3.125%	09/15/15	Aa2	EUR	1,200	$1,668,930
Sec’d. Notes, MTN
5.250%	02/16/17	Aa2		$700	778,908
DNB Boligkreditt A/S (Norway),
Covered Bonds, MTN
2.500%	10/18/17	Aaa	EUR	2,400	3,382,546
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
2.375%	05/25/16	Ba1		500	477,002
3.000%	11/17/14	Ba1		6,400	6,349,216
Eurofima (Supranational Bank),
Sr. Unsec’d. Notes, MTN
5.250%	04/07/16	Aaa		2,500	2,840,380
6.250%	12/28/18	Aaa	AUD	4,300	4,928,101
ING Bank NV (Netherlands),
Covered Bonds, 144A
2.500%	01/14/16(g)	Aaa		1,700	1,768,876
Sr. Unsec’d. Notes, 144A
1.711%(c)	06/09/14(g)	A2		2,200	2,220,643
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.712%(c)	02/24/14(g)	Baa2		5,100	5,094,298
KFW (Germany),
Gov’t. Gtd. Notes
0.625%	05/29/15	Aaa	EUR	1,700	2,271,475
Gov’t. Gtd. Notes, MTN
5.500%	02/09/22	Aaa	AUD	1,800	2,046,929
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes
5.500%	03/29/22	Aaa	AUD	2,900	3,301,224
Gov’t. Gtd. Notes, MTN
5.500%	03/09/20	Aaa	AUD	3,400	3,827,502
Lloyds TSB Bank PLC (United Kingdom),
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49	Ba1		3,600	4,164,084
NIBC Bank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
2.800%	12/02/14	Aaa		6,800	7,060,136
Nile Finance Ltd. (Cayman Islands),
Bank Gtd. Notes
5.250%	08/05/15	B2		1,000	995,000
Norddeutsche Landesbank Girozentrale (Germany),
Pfandbrief, 144A
0.875%	10/16/15(g)	Aaa		7,000	7,014,350
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
1.240%(c)	01/14/14	Aa3		3,300	3,323,889
4.875%	01/14/21	Aa3		600	696,066
Rabobank Nederland NV (Netherlands),
Sr. Unsec’d. Notes
6.875%	03/19/20	NR	EUR	3,300	4,842,737
Santander US Debt SA Unipersonal (Spain),
Bank Gtd. Notes, 144A
3.724%	01/20/15(g)	Baa2		2,500	2,511,350
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.450%	09/30/13	Aaa		3,400	3,425,160
1.875%	10/02/19(g)	Aaa		1,900	1,899,240

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Covered Bonds, MTN
4.250%	10/10/17	Aaa	AUD	3,800	$3,950,458
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
2.819%(c)	04/20/16	Baa2		$200	198,500

					166,523,601

Beverages — 0.1%
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A
5.750%	04/07/21	Baa3		3,000	3,588,381

Building Materials
Hanson Australia Funding Ltd. (Australia),
Gtd. Notes
5.250%	03/15/13	Ba2		1,300	1,314,300

Chemicals
Cytec Industries, Inc.,
Sr. Unsec’d. Notes
8.950%	07/01/17	Baa2		900	1,128,503

Commercial Banks — 0.4%
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
1.000%	10/06/15	Aaa		400	402,560
Banco Bilbao Vizcaya Argentaria SA (Spain),
Covered Bonds
3.000%	10/09/14	A3	EUR	400	530,406
4.125%	01/13/14	A3	EUR	1,400	1,876,869
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.250%	01/14/16	Baa1		1,300	1,348,750
4.500%	04/06/15	Baa1		2,800	2,898,000
4.625%	02/13/17	Baa1		1,700	1,797,750
Banco Santander Brazil SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.408%(c)	03/18/14	Baa1		300	298,930
Banco Santander Chile (Chile),
Sr. Unsec’d. Notes, 144A
1.921%(c)	01/19/16	Aa3		2,000	1,935,000
BNP Paribas Home Loan SA (France),
Covered Bonds, 144A
2.200%	11/02/15(g)	Aaa		5,500	5,667,200
HBOS Capital Funding LP (United Kingdom),
Bank Gtd. Notes
9.540%(c)	03/29/49	Ba3	GBP	200	324,892
HBOS PLC (United Kingdom),
Sub. Notes, MTN, 144A
6.750%	05/21/18(g)	Ba1		1,000	1,076,250
Sberbank of Russia Via SB Capital SA (Luxembourg),
Sr. Unsec’d. Notes
6.125%	02/07/22	A3		4,000	4,570,000

					22,726,607

Containers & Packaging
Rexam PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
6.750%	06/01/13(g)	Baa3		500	503,500

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services — 0.6%
Credit Agricole Home Loan SFH (France),
Covered Bonds, 144A
1.069%(c)	07/21/14(g)	Aaa		$2,000	$2,002,814
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.984%	06/15/16	Baa3		1,300	1,380,374
5.625%	09/15/15	Baa3		1,000	1,095,034
7.000%	10/01/13	Baa3		500	522,550
German Postal Pensions Securitisation 2 PLC (Ireland),
Gov’t. Gtd. Notes
4.250%	01/18/17	Aaa	EUR	2,250	3,375,166
German Postal Pensions Securitisation PLC (Ireland),
Asset-Backed
3.375%	01/18/16	Aaa	EUR	5,900	8,441,026
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	09/01/14	Ba2		900	960,750
6.750%	09/01/16	Ba2		800	898,000
7.125%	09/01/18	Ba2		3,200	3,712,000
Sr. Unsec’d. Notes
6.375%	03/25/13	Ba3		1,000	1,010,500
Sr. Unsec’d. Notes, MTN
5.625%	09/20/13	Ba3		500	512,500
Northern Rock Asset Management PLC (United Kingdom),
Sec’d. Notes, MTN
3.625%	04/20/15	Aaa	EUR	2,000	2,807,790
Russian Agricultural Bank OJSC Via RSHB Capital SA (Luxembourg),
Sr. Unsec’d. Notes, 144A
5.298%	12/27/17	Baa1		700	747,417
SLM Corp.,
Sr. Unsec’d. Notes, MTN
0.615%(c)	01/27/14	Ba1		200	198,122
Springleaf Finance Corp.,
Sr. Unsec’d. Notes, MTN
6.900%	12/15/17	Caa1		500	447,500
Stone Street Trust,
Sr. Unsec’d. Notes, 144A
5.902%	12/15/15	Baa1		2,300	2,517,718
TNK-BP Finance SA (Luxembourg),
Gtd. Notes
6.625%	03/20/17	Baa2		400	455,000
WM Covered Bond Program,
Covered Bonds, MTN
4.000%	11/26/16	A+(d)	EUR	2,300	3,374,163
4.375%	09/16/14	A+(d)	EUR	2,300	3,186,438

					37,644,862

Electric — 0.2%
Abu Dhabi National Energy Co. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
2.500%	01/12/18(g)	A3		5,400	5,454,000
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21	Ba1		1,000	1,186,883
Entergy Gulf States Louisiana LLC,
First Mortgage
3.950%	10/01/20	A3		1,700	1,841,863

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
Ipalco Enterprises, Inc.,
Sr. Sec’d. Notes
5.000%	05/01/18	Ba1		$1,000	$1,047,500
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.000%	09/19/22	A1		500	491,859
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20	Ba1		250	293,975
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%	12/15/20	Ba1		1,000	1,126,710

					11,442,790

Financial Services — 0.7%
CIT Group, Inc.,
Sr. Unsec’d. Notes, 144A
5.250%	04/01/14	Ba3		4,300	4,450,500
Citigroup Finance Canada, Inc. (Canada),
Gtd. Notes, MTN, 144A
5.500%	05/21/13	Baa2	CAD	400	407,757
Citigroup, Inc.,
Notes, MTN
5.500%	10/15/14	Baa2		422	452,739
Sr. Unsec’d. Notes
2.310%(c)	08/13/13	Baa2		2,900	2,927,849
5.500%	04/11/13	Baa2		2,700	2,727,818
6.000%	08/15/17	Baa2		2,000	2,356,292
Sr. Unsec’d. Notes, MTN
7.375%	06/16/14	Baa2	EUR	1,700	2,453,457
Sub. Notes, MTN
0.851%(c)	05/31/17	Baa3	EUR	800	976,860
1.458%(c)	11/30/17	Baa3	EUR	700	868,333
6.393%	03/06/23	Baa3	EUR	1,000	1,424,032
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, MTN
0.549%(c)	01/30/17	A3	EUR	1,400	1,752,724
Sub. Notes
6.750%	10/01/37	Baa1		500	566,663
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.741%(c)	06/01/16	Baa1		1,700	1,651,436
Sr. Unsec’d. Notes, MTN
0.468%(c)	04/05/13	Baa1	EUR	700	923,980
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.450%	03/01/16	A2		4,200	4,460,446
4.250%	10/15/20	A2		800	889,702
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	A1		900	1,065,456
LBG Capital No. 1 PLC (United Kingdom),
Bank Gtd. Notes
7.375%	03/12/20	B1	EUR	100	134,068
11.040%	03/19/20	B1	GBP	1,200	2,266,119
Bank Gtd. Notes, 144A
8.500%(c)	12/29/49(g)	BB-(d)		700	773,066

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial Services (continued)
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes(i)
2.851%	12/23/24	NR		$200	$46,250
2.907%	11/16/24	NR		400	92,500
5.625%	01/24/13	NR		4,800	1,134,000
6.875%	01/24/13	NR		900	216,000
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
0.456%(c)	01/31/14	Baa2	EUR	2,000	2,621,323
0.488%(c)	05/30/14	Baa2	EUR	700	914,286
0.655%(c)	07/22/14	Baa2	EUR	1,800	2,352,024
6.750%	05/21/13	Baa2	EUR	400	539,361
6.875%	04/25/18	Baa2		1,600	1,928,726
Pearson Dollar Finance Two PLC (United Kingdom),
Gtd. Notes, 144A
6.250%	05/06/18	Baa1		1,000	1,209,310
UBS AG (Switzerland),
Sr. Unsec’d. Notes
2.250%	08/12/13	A2		1,200	1,211,479
5.875%	12/20/17	A2		100	119,026

					45,913,582

Financial–Bank & Trust — 0.7%
Achmea Hypotheekbank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
3.200%	11/03/14	Aaa		304	318,680
Cie de Financement Foncier (France),
Covered Bonds, 144A
2.250%	03/07/14(g)	Aaa		3,000	3,047,175
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
8.125%	01/21/14	Aa3		1,300	1,395,052
Sr. Unsec’d. Notes, MTN
5.750%	05/22/13	Aa3	EUR	300	403,313
Inter-American Development Bank (Supranational Bank),
Notes, MTN
6.000%	02/26/21	Aaa	AUD	2,800	3,339,893
Kreditanstalt Fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes, MTN
4.000%	03/04/16	Aaa	NOK	21,000	4,008,411
6.000%	08/20/20	Aaa	AUD	1,400	1,634,466
6.250%	05/19/21	Aaa	AUD	2,200	2,616,101
Morgan Stanley,
Notes, MTN
6.625%	04/01/18	Baa1		1,800	2,121,435
Sr. Unsec’d. Notes
0.820%(c)	10/15/15	Baa1		200	193,793
1.293%(c)	04/29/13	Baa1		7,300	7,316,557
2.875%	07/28/14	Baa1		100	102,201
7.300%	05/13/19	Baa1		100	121,522
Sr. Unsec’d. Notes, MTN
0.489%(c)	11/29/13	Baa1	EUR	300	394,652
0.520%(c)	03/01/13	Baa1	EUR	100	131,995
0.630%(c)	01/16/17	Baa1	EUR	100	123,760
Royal Bank of Scotland PLC (The) (United Kingdom),
Bank Gtd. Notes
4.375%	03/16/16	A3		2,100	2,272,221
Covered Bonds
4.000%	03/15/17	Aaa	EUR	3,500	5,095,161

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial–Bank & Trust (continued)
Sr. Unsec’d. Notes, MTN
6.875%	05/17/25	A3	GBP	1,500	$3,117,838
Sub. Notes
4.000%(c)	10/27/14	Ba1	AUD	2,100	2,080,177
Sub. Notes, MTN
1.051%(c)	09/29/15	Ba1		$1,600	1,494,506
Westpac Banking Corp. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
3.585%	08/14/14(g)	Aaa		700	733,865

					42,062,774

Foods — 0.1%
BRF Brasil Foods SA (Brazil),
Gtd. Notes, 144A
5.875%	06/06/22	Baa3		4,000	4,410,000

Insurance — 0.1%
American International Group, Inc.,
Jr. Sub. Debs
8.175%(c)	05/15/68	Baa2		600	781,500
Jr. Sub. Notes, 144A
8.000%(c)	05/22/68(g)	Baa2	EUR	1,300	1,975,926
Sr. Unsec’d. Notes
3.650%	01/15/14	Baa1		1,000	1,026,745
4.250%	09/15/14	Baa1		1,500	1,580,099
8.250%	08/15/18	Baa1		2,000	2,627,772
Sr. Unsec’d. Notes, 144A
3.750%	11/30/13	Baa1		1,000	1,025,819
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
5.750%	09/15/15	Baa2		184	206,272

					9,224,133

Media
New York Times Co. (The),
Sr. Unsec’d. Notes
5.000%	03/15/15	B1		800	848,000

Metals & Mining — 0.3%
ALROSA Finance SA (Luxembourg),
Gtd. Notes
7.750%	11/03/20	Ba3		1,200	1,392,000
Gtd. Notes, 144A
7.750%	11/03/20	Ba3		600	696,000
AngloGold Ashanti Holdings PLC (United Kingdom),
Gtd. Notes
5.375%	04/15/20	Baa2		3,500	3,612,213
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21	Baa1		700	767,647
Gerdau Trade, Inc. (British Virgin Islands),
Gtd. Notes, 144A
5.750%	01/30/21	BBB-(d)		3,400	3,740,000
Gold Fields Orogen Holding BVI Ltd. (British Virgin Islands),
Gtd. Notes, 144A
4.875%	10/07/20	Ba1		4,100	4,029,324
Mongolian Mining Corp. (Cayman Islands),
Gtd. Notes
8.875%	03/29/17	B1		1,700	1,819,000

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Gtd. Notes, 144A
8.875%	03/29/17	B1	$2,000	$2,140,000

				18,196,184

Oil & Gas — 0.4%
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.125%	10/01/15	A2	800	849,238
Dolphin Energy Ltd. (United Arab Emirates),
Sec’d. Notes
5.500%	12/15/21	A1	4,000	4,665,000
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.250%	04/12/17	B+(d)	7,300	6,369,250
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22	Baa1	8,700	9,721,545
Rosneft Oil Co. via Rosneft International Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
3.149%	03/06/17	Baa1	3,600	3,654,000

				25,259,033

Pharmaceuticals
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
6.000%	06/15/17	Baa2	250	289,529
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.750%	08/15/21	B1	2,200	2,359,500

				2,649,029

Pipelines — 0.1%
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.625%	04/15/20	Ba2	2,500	2,456,250
Spectra Energy Capital LLC,
Gtd. Notes
6.200%	04/15/18	Baa2	2,400	2,922,286

				5,378,536

Real Estate Investment Trusts — 0.2%
American Tower Corp.,
Sr. Unsec’d. Notes
7.000%	10/15/17	Baa3	2,200	2,630,883
Goodman Funding Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%	11/12/20	Baa2	3,900	4,421,762
6.375%	04/15/21	Baa2	2,325	2,641,377
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
5.875%	05/15/15	Baa2	300	331,131
Kilroy Realty LP,
Gtd. Notes
5.000%	11/03/15	Baa3	900	981,769
Simon Property Group LP,
Sr. Unsec’d. Notes
5.750%	12/01/15	A3	100	112,644

				11,119,566

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Retail — 0.1%
Limited Brands, Inc.,
Sr. Unsec’d. Notes
6.900%	07/15/17	Ba2		$1,700	$1,950,750
Macy’s Retail Holdings, Inc.,
Gtd. Notes
5.750%	07/15/14	Baa3		1,400	1,501,356
Wesfarmers Ltd. (Australia),
Gtd. Notes, 144A
2.983%	05/18/16	A3		2,000	2,093,462

					5,545,568

Telecommunications — 0.1%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
6.450%	12/05/22	A2	MXN	65,000	5,161,527
Qtel International Finance Ltd. (Bermuda),
Gtd. Notes
4.750%	02/16/21	A2		4,000	4,520,000

					9,681,527

TOTAL CORPORATE BONDS (cost $421,480,749)					445,579,762

FOREIGN GOVERNMENT BONDS — 6.2%
Australia Government (Australia),
Sr. Unsec’d. Notes
4.000%	08/20/15	Aaa	AUD	100	188,140
4.000%	08/20/20	Aaa	AUD	3,900	7,803,199
Belgium Government International Bond (Belgium),
Sr. Unsec’d. Notes, MTN
2.750%	03/05/15	NR		700	728,555
Bundesrepublik Deutschland (Germany),
Bonds
3.250%	07/04/21	Aaa	EUR	300	465,430
4.000%	01/04/37	Aaa	EUR	2,900	5,201,955
Bundesschatzanweisungen (Germany),
Bonds
0.750%	09/13/13	Aaa	EUR	16,400	21,756,864
Canadian Government (Canada),
Bonds
2.750%	09/01/16	Aaa	CAD	6,600	6,970,707
Bonds, TIPS
3.000%	12/01/36	Aaa	CAD	450	873,962
4.250%	12/01/21	Aaa	CAD	3,400	7,077,415
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20	Aa3		800	902,000
Council of Europe Development Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
5.625%	12/14/15	Aaa	AUD	3,862	4,228,039
5.750%	09/16/14	Aaa	AUD	2,400	2,586,256
European Union (Supranational Bank),
Notes, MTN
2.375%	10/04/18	Aaa	EUR	1,000	1,436,400
3.125%	01/27/15	Aaa	EUR	200	280,323
Sr. Unsec’d. Notes, MTN
2.500%	12/04/15	Aaa	EUR	5,100	7,180,929
3.250%	04/04/18	Aaa	EUR	1,800	2,687,023
3.500%	06/04/21	Aaa	EUR	1,600	2,455,056

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
FMS Wertmanagement AoeR (Germany),
Gov’t. Gtd. Notes
0.316%(c)	02/18/15	Aaa	EUR	14,700	$19,451,398
Gov’t. Gtd. Notes, MTN
2.375%	12/15/14	Aaa	EUR	100	137,528
3.375%	06/17/21	Aaa	EUR	2,000	3,034,438
Fund for Ordered Bank Restructuring (Spain),
Gov’t. Gtd. Notes
4.400%	10/21/13	Baa3	EUR	600	802,281
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes
1.934%(c)	03/25/14	Baa3	EUR	600	766,897
Gov’t. Gtd. Notes, 144A
0.563%(c)	01/28/13(g)	Baa3		$6,500	6,367,400
Gov’t. Gtd. Notes, MTN
4.000%	12/08/14	Baa3	GBP	1,200	1,942,111
4.530%	03/17/16	Baa3	CAD	100	90,943
4.875%	07/30/17	Baa3	EUR	1,000	1,337,561
5.000%	04/10/17	Baa3		500	499,345
6.125%	02/27/14	Baa3	AUD	500	501,783
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
3.000%	04/15/15	Baa2	EUR	2,100	2,814,765
3.750%	04/15/16	Baa2	EUR	2,000	2,736,312
4.250%	02/01/19	Baa2	EUR	300	408,896
4.250%	09/01/19	Baa2	EUR	900	1,222,650
4.500%	02/01/18	Baa2	EUR	100	139,104
4.500%	08/01/18	Baa2	EUR	1,300	1,802,326
4.500%	03/01/19	Baa2	EUR	1,600	2,208,494
5.000%	08/01/34	Baa2	EUR	300	395,638
Bonds, TIPS
2.100%	09/15/16	Baa2	EUR	3,150	4,481,597
2.100%	09/15/17	Baa2	EUR	750	1,148,619
2.100%	09/15/21	Baa2	EUR	2,100	2,816,484
2.350%	09/15/19	Baa2	EUR	300	433,660
Unsec’d. Notes
6.000%	05/01/31	Baa2	EUR	800	1,175,228
Italy Government International Bond (Italy),
Sr. Unsec’d. Notes, MTN
5.750%	07/25/16	Baa2	EUR	600	860,734
Kommunalbanken AS (Norway),
Sr. Unsec’d. Notes, 144A
2.375%	01/19/16(g)	Aaa		200	210,282
Korea Finance Corp. (South Korea),
Sr. Unsec’d. Notes
3.250%	09/20/16	Aa3		1,000	1,049,900
Korea Housing Finance Corp. (South Korea),
Covered Bonds, 144A
4.125%	12/15/15	Aa2		1,000	1,078,445
Mexican Bonos (Mexico),
Bonds
6.250%	06/16/16	Baa1	MXN	55,800	4,489,849
10.000%	12/05/24	Baa1	MXN	5,700	617,037
Mexican Udibonos (Mexico),
Bonds, TIPS
2.000%	06/09/22	Baa1	MXN	6,601	2,613,774
2.500%	12/10/20	Baa1	MXN	470	193,241
Netherlands Government (Netherlands),
Bonds, 144A
3.250%	07/15/21	Aaa	EUR	4,300	6,556,257

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
4.000%	07/15/18(g)	Aaa	EUR	2,400	$3,730,568
4.500%	07/15/17	Aaa	EUR	11,900	18,562,869
Unsec’d. Notes, 144A
2.250%	07/15/22	Aaa	EUR	3,600	5,069,552
New South Wales Treasury Corp. (Australia),
Local Gov’t. Gtd. Notes
2.500%	11/20/35	Aaa	AUD	600	740,989
2.750%	11/20/25	Aaa	AUD	500	675,603
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
5.000%	03/15/19	Aaa	NZD	8,500	7,755,415
5.500%	04/15/23	Aaa	NZD	5,700	5,500,008
6.000%	12/15/17	Aaa	NZD	1,500	1,414,245
6.000%	05/15/21	Aaa	NZD	6,200	6,090,528
Province of British Columbia (Canada),
Bonds
4.300%	06/18/42	Aaa	CAD	300	357,816
Province of Ontario (Canada),
Bonds
4.000%	06/02/21	Aa2	CAD	2,900	3,227,959
Sr. Unsec’d. Notes
2.450%	06/29/22	Aa2		$800	810,470
Sr. Unsec’d. Notes, MTN
4.000%	10/07/19	Aa2		600	688,744
Unsec’d. Notes
3.150%	06/02/22	Aa2	CAD	11,300	11,754,522
3.150%	06/02/22	Aa2	CAD	7,500	7,801,674
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	Aa2	CAD	200	253,656
Notes
4.250%	12/01/21	Aa2	CAD	1,100	1,236,828
Notes, MTN
7.295%	07/22/26	Aa2		2,400	3,475,145
Sr. Unsec’d. Notes
2.750%	08/25/21	Aa2		2,200	2,298,155
Unsec’d. Notes
3.500%	12/01/22	Aa2	CAD	9,100	9,634,180
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
12.500%	01/05/22	Baa2	BRL	1,500	1,097,070
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
7.375%	03/18/19	Baa3		1,000	1,314,500
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
6.625%	02/17/37	Baa3		1,000	1,337,500
6.875%	01/17/18	Baa3		1,800	2,198,250
Sr. Unsec’d. Notes, 144A
6.875%	03/09/17	Baa3		5,940	7,090,875
Republic of Italy (Italy),
Sr. Unsec’d. Notes
3.125%	01/26/15	NR		800	812,465
5.250%	09/20/16	NR		500	531,565
6.875%	09/27/23	Baa2		400	464,542
Sr. Unsec’d. Notes, MTN
6.000%	08/04/28	Baa2	GBP	1,400	2,246,566
Republic of Peru (Peru),
Sr. Unsec’d. Notes
7.125%	03/30/19	Baa2		3,600	4,712,400

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
8.375%	06/17/19	Ba1		$1,000	$1,378,750
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
8.000%	12/21/18	Baa1	ZAR	50,300	6,514,685
RZD Capital Ltd. (Ireland),
Sr. Unsec’d. Notes
7.487%	03/25/31	Baa1	GBP	3,900	7,739,991
Spanish Government Bonds (Spain),
Bonds
3.750%	10/31/15	Baa3	EUR	1,300	1,726,721
3.800%	01/31/17	Baa3	EUR	2,100	2,758,495
5.500%	04/30/21	Baa3	EUR	300	405,173
Sr. Unsec’d. Notes
5.500%	07/30/17	Baa3	EUR	10,200	14,256,573
Sr. Unsec’d. Notes, MTN
5.250%	04/06/29	Baa3	GBP	200	288,455
Sr. Unsub. Notes
5.850%	01/31/22	Baa3	EUR	900	1,236,906
Unsec’d. Notes
3.250%	04/30/16	Baa3	EUR	1,000	1,305,306
4.000%	07/30/15	Baa3	EUR	1,600	2,150,327
4.200%	01/31/37	Baa3	EUR	1,300	1,369,280
4.250%	10/31/16	Baa3	EUR	9,000	12,050,686
State of North Rhine-Westphalia (Germany),
Sr. Unsec’d. Notes, MTN
3.250%	05/28/14	Aa1	NOK	25,400	4,652,029
United Kingdom Gilt (United Kingdom),
Bonds
4.250%	12/07/27	Aaa	GBP	1,200	2,417,369
4.250%	09/07/39	Aaa	GBP	900	1,784,634
4.250%	12/07/40	Aaa	GBP	1,400	2,775,484
4.500%	09/07/34	Aaa	GBP	3,300	6,802,956
4.750%	12/07/30	Aaa	GBP	4,600	9,797,950
4.750%	12/07/38	Aaa	GBP	2,000	4,285,060
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds
2.500%	07/26/16	Aaa	GBP	200	1,116,587
Bonds, TIPS
0.125%	03/22/24	NR	GBP	12,000	21,487,695
1.250%	11/22/32	Aaa	GBP	100	233,894
1.875%	11/22/22	Aaa	GBP	8,400	20,950,409
Sr. Unsec’d. Notes, TIPS
0.125%	03/22/29	Aaa	GBP	200	354,245
Unsec’d. Notes, TIPS
0.375%	03/22/62	Aaa	GBP	100	192,318

TOTAL FOREIGN GOVERNMENT BONDS (cost $370,863,767)					390,123,867

MUNICIPAL BONDS — 0.8%
California — 0.4%
Los Angeles Community College District,
General Obligation Unlimited
6.750%	08/01/49	Aa1		2,700	3,809,808
Los Angeles County Public Works Financing Authority,
Revenue Bonds
7.618%	08/01/40	A1		5,600	7,396,704

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
California (continued)
San Diego County Regional Airport Authority,
Revenue Bonds
6.628%	07/01/40	A2	$1,600	$1,796,320
State of California,
General Obligation Unlimited
5.000%	06/01/37	A1	600	649,278
5.000%	11/01/37	A1	1,150	1,252,718
5.000%	04/01/38	A1	1,200	1,313,280
University of California,
Revenue Bonds
5.000%	05/15/25	Aa2	600	739,578
5.000%	05/15/26	Aa2	1,000	1,226,090
5.000%	05/15/27	Aa2	2,560	3,121,920
5.000%	05/15/28	Aa2	600	728,532
5.000%	05/15/29	Aa2	3,900	4,710,030

				26,744,258

Colorado
City of Colorado Springs Co. Utilities System Revenue,
Revenue Bonds
5.000%	11/15/18	Aa2	500	608,850

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3	600	720,198

Kentucky
Kentucky State Property & Building Commission,
Revenue Bonds
5.373%	11/01/25	Aa3	600	701,784

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
5.000%	01/01/25	A3	300	359,244
5.000%	01/01/26	A3	600	706,986
5.000%	01/01/27	A3	500	592,010
Tobacco Settlement Financing Corp.,
Revenue Bonds
5.000%	06/01/41	B2	100	90,500

				1,748,740

New York — 0.2%
New York City Municipal Water Finance Authority,
Revenue Bonds
5.750%	06/15/40	Aa2	500	594,455
New York City Transitional Finance Authority,
Revenue Bonds
4.725%	11/01/23	Aa1	200	234,530
4.905%	11/01/24	Aa1	200	238,810
5.075%	11/01/25	Aa1	200	238,740
New York State Urban Development Corp.,
Revenue Bonds
5.000%	03/15/23	AAA(d)	2,000	2,444,120
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	Aa3	3,500	3,434,270
5.750%	11/01/30	Aa3	1,200	1,385,772

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
New York (continued)
Triborough Bridge & Tunnel Authority,
Revenue Bonds
5.000%	11/15/25	Aa3	$3,600	$4,455,792

				13,026,489

Ohio — 0.1%
American Municipal Power, Inc.,
Revenue Bonds
5.939%	02/15/47	A1	700	806,876
8.084%	02/15/50	A3	800	1,168,656

				1,975,532

Texas — 0.1%
Dallas/Fort Worth International Airport,
Revenue Bonds
5.000%	11/01/32	A1	7,200	7,938,504

West Virginia
Tobacco Settlement Finance Authority,
Revenue Bonds
7.467%	06/01/47	B2	95	74,261

TOTAL MUNICIPAL BONDS (cost $51,125,485)				53,538,616

RESIDENTIAL MORTGAGE-BACKED
SECURITIES — 1.9%
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 2A1
3.111%(c)	09/25/35	Caa2	284	260,555
American General Mortgage Loan Trust,
Series 2010-1A, Class A1, 144A
5.150%(c)	03/25/58	Aaa	1,797	1,853,199
American Home Mortgage Investment Trust,
Series 2005-2, Class 4A1
2.010%(c)	09/25/45	Ba3	242	229,657
Arran Residential Mortgages Funding PLC (United Kingdom),
Series 2010-1A, Class A1B, 144A
1.391%(c)	05/16/47	Aaa	EUR 36	47,304
Banc of America Funding Corp.,
Series 2006-8T2, Class A10
5.753%	10/25/36	Caa3	64	49,928
Series 2006-J, Class 4A1
5.621%(c)	01/20/47	D(d)	1,910	1,390,918
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
3.090%(c)	05/25/35	Caa2	1,000	856,619
Series 2005-E, Class 2A1
3.111%(c)	06/25/35	Caa1	145	133,167
Series 2005-H, Class 2A1
3.114%(c)	09/25/35	CC(d)	72	66,247
Series 2005-H, Class 2A5
3.114%(c)	09/25/35	CC(d)	862	790,213
Bancaja FTA (Spain),
Series 8, Class A
0.313%(c)	10/25/37	A3	EUR 643	627,516
BCAP LLC Trust,
Series 2011-RR4, Class 7A2, 144A
11.843%(c)	04/26/37	NR	452	120,806
Series 2011-RR4, Class 8A2, 144A
11.489%(c)	02/26/36	NR	2,700	807,929

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37	NR	$1,144	$1,137,012
Series 2011-RR5, Class 12A1, 144A
5.430%(c)	03/26/37	NR	300	249,000
Series 2011-RR5, Class 12A2, 144A
5.430%(c)	03/26/37	NR	2,600	262,680
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-5, Class 1A2
2.708%(c)	08/25/33	Baa1	16	16,204
Series 2003-7, Class 6A
2.866%(c)	10/25/33	A2	12	12,444
Series 2003-9, Class 2A1
3.010%(c)	02/25/34	A3	193	190,027
Series 2004-2, Class 22A
3.233%(c)	05/25/34	B1	30	29,297
Series 2004-10, Class 13A1
2.851%(c)	01/25/35	B3	192	173,788
Series 2004-10, Class 21A1
3.127%(c)	01/25/35	Ba3	333	331,874
Series 2004-10, Class 22A1
2.972%(c)	01/25/35	Ba3	119	117,820
Series 2005-1, Class 2A1
2.909%(c)	03/25/35	Caa2	78	69,247
Series 2005-2, Class A1
2.570%(c)	03/25/35	Ba2	262	263,473
Series 2005-2, Class A2
3.078%(c)	03/25/35	Baa3	74	74,672
Series 2005-4, Class 3A1
2.975%(c)	08/25/35	Caa2	1,048	893,004
Series 2005-5, Class A1
2.240%(c)	08/25/35	Ba2	22	22,228
Series 2005-5, Class A2
2.320%(c)	08/25/35	Ba3	602	609,364
Series 2005-8, Class A3, 144A
5.141%(c)	08/25/35	B3	641	653,142
Bear Stearns Alt-A Trust,
Series 2005-4, Class 23A1
2.960%(c)	05/25/35	B3	2,667	2,431,397
Series 2005-7, Class 22A1
3.001%(c)	09/25/35	Caa3	376	295,471
Series 2005-9, Class 24A1
2.882%(c)	11/25/35	Ca	187	131,762
Series 2005-10, Class 24A1
2.662%(c)	01/25/36	Ca	332	207,217
Series 2006-2, Class 23A1
2.942%(c)	03/25/36	Ca	329	200,504
Series 2006-4, Class 21A1
2.752%(c)	08/25/36	Ca	265	167,616
Series 2006-5, Class 2A2
5.433%(c)	08/25/36	Caa3	450	309,439
Series 2006-6, Class 31A1
2.924%(c)	11/25/36	Caa3	664	442,727
Series 2006-6, Class 32A1
2.964%(c)	11/25/36	Caa3	545	351,317
Series 2006-8, Class 3A1
0.370%(c)	02/25/34	A2	140	133,254

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Bear Stearns Structured Products, Inc.,
Series 2007-R6, Class 1A1
2.797%(c)	01/26/36	Caa3	$1,958	$1,235,798
Series 2007-R6, Class 2A1
2.829%(c)	12/26/46	Caa3	1,111	616,350
Berica ABS SRL (Italy),
Series 2011-1, Class A1
0.485%(c)	12/30/55	A2	EUR 9,100	11,134,119
Berica Residential MBS Srl (Italy),
Series 8, Class A
0.646%(c)	03/31/48	A2	EUR 2,726	3,178,672
Chase Mortgage Finance Corp.,
Series 2007-A1, Class 1A1
3.037%(c)	02/25/37	A1	213	219,627
Chevy Chase Mortgage Funding Corp.,
Series 2007-2A, Class A1, 144A
0.340%(c)	05/25/48	Caa3	531	357,270
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB2, Class 2A
2.901%(c)	03/25/34	Ba3	97	96,293
Series 2005-6, Class A1
2.270%(c)	09/25/35	B1	38	37,737
Series 2005-6, Class A2
2.340%(c)	09/25/35	B1	63	61,916
Series 2005-10, Class 1A2A
2.877%(c)	12/25/35	Caa3	85	50,872
Countrywide Alternative Loan Trust,
Series 2005-21CB, Class A3
5.250%	06/25/35	Caa1	22	19,730
Series 2005-56, Class 2A2
2.121%(c)	11/25/35	Caa3	28	20,146
Series 2005-56, Class 2A3
1.581%(c)	11/25/35	Caa3	28	19,515
Series 2005-62, Class 2A1
1.140%(c)	12/25/35	Caa3	559	399,986
Series 2005-76, Class 2A1
1.651%(c)	02/25/36	Caa3	28	22,021
Series 2005-81, Class A1
0.490%(c)	02/25/37	Caa3	2,814	1,809,639
Series 2006-2CB, Class A14
5.500%	03/25/36	Caa3	67	48,947
Series 2006-15CB, Class A1
6.500%	06/25/36	Ca	161	108,932
Series 2006-OA11, Class A1B
0.400%(c)	09/25/46	Ca	174	119,763
Series 2006-OA14, Class 2A1
0.400%(c)	11/25/46	Caa3	289	189,873
Series 2006-OA17, Class 1A1A
0.406%(c)	12/20/46	Ca	1,799	1,147,329
Series 2006-OA19, Class A1
0.391%(c)	02/20/47	Caa3	939	564,928
Series 2006-OA22, Class A1
0.370%(c)	02/25/47	Caa3	239	180,131
Series 2007-OA4, Class A1
0.380%(c)	05/25/47	Ca	1,105	783,281
Series 2007-16CB, Class 5A1
6.250%	08/25/37	Caa3	58	42,668

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-12, Class 11A1
3.026%(c)	08/25/34	Caa1	$185	$160,956
Series 2004-12, Class 12A1
2.860%(c)	08/25/34	Caa1	607	534,002
Series 2004-22, Class A3
2.934%(c)	11/25/34	B3	39	35,304
Series 2004-HYB5, Class 2A1
2.919%(c)	04/20/35	Baa1	159	158,705
Series 2005-2, Class 1A1
0.530%(c)	03/25/35	Caa3	1,139	750,620
Series 2005-9, Class 1A1
0.510%(c)	05/25/35	Caa2	1,138	903,516
Series 2005-HYB6, Class 5A1
5.124%(c)	10/20/35	Caa2	365	293,464
Series 2005-HYB9, Class 5A1
2.628%(c)	02/20/36	Ca	508	387,929
Series 2005-R2, Class 1AF1, 144A
0.550%(c)	06/25/35	Ba1	53	45,620
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A1
2.687%(c)	08/25/33	Aaa	37	37,007
Series 2004-AR6, Class 9A2
0.950%(c)	10/25/34	Aaa	97	95,757
Credit Suisse Mortgage Capital Certificates,
Series 2007-3, Class 1A6A
5.579%(c)	04/25/37	Caa3	291	181,982
Crusade Global Trust (Australia),
Series 2004-2, Class A2
0.331%(c)	11/19/37	Aaa	EUR 103	135,296
Series 2005-2, Class A2
3.450%(c)	08/14/37	Aaa	AUD 731	748,117
Deutsche Alt-A Securities, Inc. Alternate Loan Trust,
Series 2006-AB4, Class A6A2
5.886%	10/25/36	Caa3	143	99,282
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3, Class 3A1
5.000%	10/25/18	Baa2	245	252,860
Series 2006-AB4, Class A1B1
0.310%(c)	10/25/36	Ca	19	8,283
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3C
0.679%(c)	12/10/44	Aa2	GBP 2,599	3,808,678
Fannie Mae REMICS,
Series 2005-54, Class ZM
4.500%	06/25/35	Aaa	141	155,844
Series 2006-16, Class FC
0.510%(c)	03/25/36	Aaa	116	116,550
Series 2006-118, Class A2
0.268%(c)	12/25/36	Aaa	152	144,681
Series 2011-3, Class FA
0.890%(c)	02/25/41	Aaa	754	759,688
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
1.535%(c)	07/25/44	Aaa	456	466,113
First Horizon Alternative Mortgage Securities,
Series 2005-AA1, Class 1A1
2.623%(c)	03/25/35	Caa3	811	642,329

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
First Horizon Asset Securities, Inc.,
Series 2003-AR4, Class 2A1
2.611%(c)	12/25/33	Ba2	$17	$17,229
Series 2007-AR1, Class 1A1
2.567%(c)	05/25/37	D(d)	785	582,436
Fosse Master Issuer PLC (United Kingdom),
Series 2012-1A, Class 2B2, 144A
2.633%(c)	10/18/54	Aa3	GBP 2,000	3,310,275
Freddie Mac Reference REMICS,
Series R006, Class ZA
6.000%	04/15/36	NR	447	511,881
Freddie Mac REMICS,
Series 2752, Class FM
0.559%(c)	12/15/30	Aaa	53	52,510
Series 2906, Class GZ
5.000%	09/15/34	Aaa	596	683,337
Series 3172, Class FK
0.659%(c)	08/15/33	Aaa	900	906,146
Series 3174, Class FM
0.449%(c)	05/15/36	Aaa	57	57,250
Freddie Mac Strips,
Series 278, Class F1
0.659%(c)	09/15/42	Aaa	1,491	1,493,288
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
1.979%(c)	04/24/47	Aaa	GBP 800	1,327,130
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.511%(c)	03/20/37	Aaa	690	690,736
Granite Master Issuer PLC (United Kingdom),
Series 2005-1, Class A4
0.411%(c)	12/20/54	Aaa	877	863,045
Granite Mortgages PLC (United Kingdom),
Series 2003-2, Class 1A3
0.819%(c)	07/20/43	Aaa	886	879,594
Greenpoint Mortgage Pass-Through Certificates,
Series 2003-1, Class A1
3.168%(c)	10/25/33	BB(d)	933	920,818
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.920%(c)	03/25/33	A2	16	15,759
Series 2005-AR1, Class 1A1
3.004%(c)	01/25/35	BBB+(d)	63	62,031
Series 2005-AR2, Class 2A1
2.888%(c)	04/25/35	Caa1	641	623,041
Series 2005-AR3, Class 6A1
3.013%(c)	05/25/35	Caa2	635	586,801
Series 2005-AR6, Class 4A5
2.649%(c)	09/25/35	BBB-(d)	1,000	927,037
Series 2006-AR1, Class 2A1
2.774%(c)	01/25/36	CC(d)	331	284,849
Harborview Mortgage Loan Trust,
Series 2003-1, Class A
2.764%(c)	05/19/33	BBB+(d)	41	40,635
Series 2004-1, Class 2A
2.860%(c)	04/19/34	A3	231	227,981
Series 2005-2, Class 2A1A
0.430%(c)	05/19/35	Caa3	929	730,767

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2005-4, Class 3A1
3.075%(c)	07/19/35	Caa3	$67	$54,401
Series 2005-10, Class 2A1A
0.520%(c)	11/19/35	Caa3	980	729,873
Series 2006-1, Class 2A1A
0.450%(c)	03/19/36	Caa3	625	404,887
Series 2006-5, Class 2A1A
0.390%(c)	07/19/46	Caa3	162	95,533
Series 2006-SB1, Class A1A
1.015%(c)	12/19/36	Caa3	579	398,260
Holmes Master Issuer PLC (United Kingdom),
Series 2011-1X, Class A3, 144A
1.560%(c)	10/15/54	Aaa	EUR 1,800	2,396,641
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
3.118%(c)	11/25/35	Caa1	169	141,109
Indymac Index Mortgage Loan Trust,
Series 2005-AR12, Class 2A1A
0.450%(c)	07/25/35	Caa2	92	74,954
Series 2006-AR12, Class A1
0.400%(c)	09/25/46	Caa2	429	299,071
JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A1
5.550%(c)	10/25/36	Caa1	97	96,040
JPMorgan Mortgage Trust,
Series 2003-A2, Class 3A1
2.365%(c)	11/25/33	AAA(d)	20	20,385
Series 2005-A2, Class 7CB1
4.838%(c)	04/25/35	Ba3	180	181,186
Series 2005-A6, Class 2A1
3.105%(c)	08/25/35	B	86	84,896
Series 2005-ALT1, Class 3A1
2.880%(c)	10/25/35	CCC(d)	182	169,124
Series 2006-A1, Class 3A2
4.151%(c)	02/25/36	D(d)	98	84,248
Series 2007-A1, Class 1A1
3.048%(c)	07/25/35	Ba3	97	98,704
Series 2007-S3, Class 1A90
7.000%	08/25/37	D(d)	471	433,348
Lanark Master Issuer PLC (United Kingdom),
Series 2012-2A, Class 1A, 144A
1.711%(c)	12/22/54(g)	Aaa	1,400	1,428,745
Ludgate Funding PLC (United Kingdom),
Series 2007-1, Class A2B
0.346%(c)	01/01/61	Aaa	EUR 2,400	2,835,453
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.169%(c)	12/15/49	AA-(d)	GBP 2,642	3,942,218
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 2A1
2.685%(c)	12/25/33	Baa3	256	252,293
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.482%(c)	02/25/33	BB+(d)	99	91,416
Series 2005-A8, Class A3A2
0.460%(c)	08/25/36	B2	36	34,062
Series 2005-A10, Class A
0.420%(c)	02/25/36	B2	258	223,943

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
MLCC Mortgage Investors, Inc.,
Series 2005-2, Class 1A
1.760%(c)	10/25/35	Ba2		$114	$111,965
Series 2005-2, Class 2A
2.420%(c)	10/25/35	B3		755	745,724
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR, Class 5A4
2.514%(c)	06/25/36	B3		260	239,557
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.663%(c)	10/07/20	Aaa		461	462,624
Series 2010-R2, Class 1A
0.578%(c)	11/06/17	Aaa		474	475,351
Series 2010-R3, Class 1A
0.773%(c)	12/08/20	Aaa		338	339,566
Series 2010-R3, Class 2A
0.773%(c)	12/08/20	Aaa		2,421	2,432,720
Newgate Funding PLC (United Kingdom),
Series 2006-1, Class MB
0.420%(c)	12/01/50	Aa1	EUR	704	765,450
Series 2007-3X, Class A2B
0.783%(c)	12/15/50	Aaa	EUR	3,100	3,676,303
Series 2007-3X, Class A3
1.519%(c)	12/15/50	Aa2	GBP	1,600	2,079,285
Series 2007-3X, Class BA
1.769%(c)	12/15/50	Baa2	GBP	400	459,941
Permanent Master Issuer PLC (United Kingdom),
Series 2011-1A, Class 1A1, 144A
1.710%(c)	07/15/42(g)	Aaa		1,700	1,718,046
Series 2011-1A, Class 1A3, 144A
1.510%(c)	07/15/42	Aaa	EUR	3,800	5,069,113
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
2.497%(c)	08/25/33	A3		110	111,335
Puma Finance Ltd. (Australia),
Series G5, Class A1, 144A
0.452%(c)	02/21/38	Aaa		171	167,421
Series P10, Class BA
3.600%(c)	07/12/36(g)	Aaa	AUD	59	60,055
RALI Trust,
Series 2005-QS13, Class 2A3
5.750%	09/25/35	Caa3		242	210,682
Residential Accredit Loans, Inc.,
Series 2006-QO6, Class A1
0.390%(c)	06/25/46	Ca		899	410,327
Series 2007-QH7, Class 1A1
0.460%(c)	08/25/37	Caa3		658	480,179
Series 2007-QO2, Class A1
0.360%(c)	02/25/47	Ca		442	244,940
Residential Asset Securitization Trust,
Series 2005-A4, Class A1
0.660%(c)	04/25/35	CCC(d)		575	432,333
Series 2006-R1, Class A2
0.610%(c)	01/25/46	Caa3		136	60,900
Residential Funding Mortgage Securities I,
Series 2005-SA4, Class 1A21
3.320%(c)	09/25/35	Caa3		534	432,438
Series 2006-SA1, Class 2A1

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
4.895%(c)	02/25/36	Caa2		$111	$89,914
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B
0.679%(c)	12/15/43	Aa2	GBP	1,120	1,631,635
RMAC PLC (United Kingdom),
Series 2004-NSP4, Class A2
0.709%(c)	12/12/36	Aa1	GBP	1,373	2,079,744
Sequoia Mortgage Trust,
Series 2007-3, Class 1A1
0.411%(c)	07/20/36	B1		281	254,376
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
2.775%(c)	02/25/34	Baa1		328	331,059
Series 2004-4, Class 3A2
2.824%(c)	04/25/34	Ba2		53	52,335
Series 2004-12, Class 7A1
2.894%(c)	09/25/34	Ba2		54	53,625
Series 2004-18, Class 5A
5.500%(c)	12/25/34	B3		135	130,209
Series 2005-18, Class 6A1
2.816%(c)	09/25/35	Caa2		911	809,856
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR5, Class 1A1
0.870%(c)	10/19/34	Baa1		18	17,294
Series 2005-AR5, Class A2
0.460%(c)	07/19/35	A1		408	398,494
Series 2006-AR3, Class 12A1
0.430%(c)	05/25/36	Caa3		258	170,213
Series 2007-AR4, Class A3
0.430%(c)	09/25/47	C		700	389,936
Structured Asset Securities Corp.,
Series 2006-11, Class A1, 144A
2.859%(c)	10/28/35	CC(d)		57	52,759
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
4.510%(c)	11/07/40	AAA(d)	AUD	360	372,494
Swan (Australia),
Series 2006-1E, Class A2
3.420%(c)	05/12/37	Aaa	AUD	264	269,819
TBW Mortgage Backed Pass-Through Certificates,
Series 2006-4, Class A6
5.970%	09/25/36	C		284	74,539
Thornburg Mortgage Securities Trust,
Series 2007-3, Class 2A1
1.461%(c)	06/25/47	B3		210	185,728
Series 2007-3, Class 3A1
5.750%(c)	06/25/47	Caa1		450	395,912
Torrens Trust (Australia),
Series 2005-3E, Class A1
0.390%(c)	10/15/36	Aaa	EUR	521	684,302
Series 2007-1, Class A
3.560%(c)	10/19/38	Aaa	AUD	245	250,524
Wachovia Mortgage Loan Trust LLC,
Series 2007-A, Class 3A1
5.788%(c)	03/20/37	D(d)		303	275,514
Washington Mutual Alternative Mortgage Pass-Through Certificates,
Series 2005-2, Class 1A3
0.660%(c)	04/25/35	CCC(d)		1,771	1,283,330

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-AR5, Class 3A
1.106%(c)	07/25/46	Ca	$80	$39,119
Washington Mutual Mortgage Pass-Through Certificates,
Series 2002-AR17, Class 1A
1.365%(c)	11/25/42	B3	3	2,448
Series 2003-AR5, Class A7
2.454%(c)	06/25/33	A3	14	14,381
Series 2005-AR10, Class 3A1
5.324%(c)	08/25/35	CC(d)	37	36,423
Series 2005-AR12, Class 1A6
2.472%(c)	10/25/35	CC(d)	2,615	2,435,138
Series 2005-AR16, Class 1A3
2.487%(c)	12/25/35	CCC(d)	1,200	1,092,745
Series 2006-AR2, Class 2A1
4.770%(c)	03/25/36	CC(d)	415	401,203
Series 2006-AR5, Class A12A
1.145%(c)	06/25/46	Caa1	116	100,815
Series 2006-AR7, Class 3A
2.511%(c)	07/25/46	B2	428	388,317
Series 2006-AR10, Class 1A2
2.697%(c)	09/25/36	D(d)	117	93,963
Series 2006-AR13, Class 2A
2.511%(c)	10/25/46	Caa2	229	206,871
Series 2006-AR15, Class 2A
2.538%(c)	11/25/46	Caa1	153	137,888
Series 2006-AR19, Class 1A1A
0.895%(c)	01/25/47	Caa2	257	215,057
Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2003-AR1, Class 2A
2.331%(c)	02/25/33	Aa1	10	10,284
Wells Fargo Mortgage-Backed Securities Trust,
Series 2004-S, Class A1
2.626%(c)	09/25/34	A1	102	105,065
Series 2005-AR11, Class 1A1
2.661%(c)	06/25/35	Ba3	340	346,712
Series 2006-AR2, Class 2A1
2.627%(c)	03/25/36	CCC(d)	830	812,036
Series 2006-AR2, Class 2A3
2.627%(c)	03/25/36	CCC(d)	593	575,288
Series 2006-AR6, Class 3A1
2.760%(c)	03/25/36	B3	381	366,151
Series 2006-AR8, Class 3A1
2.710%(c)	04/25/36	CC(d)	237	217,740
Series 2006-AR10, Class 5A6
2.614%(c)	07/25/36	D(d)	455	397,676

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $113,654,479)				120,198,716

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.1%
Federal Home Loan Mortgage Corp.
2.000%	03/14/19		2,700	2,708,127
2.500%	10/02/19		2,300	2,380,776
2.625%(c)	03/01/35		37	39,163
4.500%	01/01/39-09/01/41		8,775	9,440,780
5.500%	10/01/36		61	66,047

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc.
0.750%	12/18/13	$3,100	$3,117,856
1.250%	03/14/14	1,000	1,012,483
1.360%(c)	11/01/42-07/01/44	272	277,420
2.500%	03/01/27-11/01/27	40,425	42,303,259
2.546%(c)	06/01/35	163	173,213
2.568%(c)	09/01/19	2	1,814
3.000%	TBA	3,000	3,166,406
3.000%	TBA	900	943,031
3.500%	11/01/25-01/01/41	26	27,515
3.500%	TBA	46,000	49,042,109
4.000%	05/01/25-08/01/41	4,506	4,853,379
4.500%	03/01/25-07/01/41	8,796	9,526,808
5.000%	04/01/30	615	680,550
5.500%	11/01/36-03/01/37	2,304	2,507,792
6.000%	06/01/38	491	536,442
Government National Mortgage Assoc.
3.000%	TBA	39,000	41,370,471
3.000%	TBA	14,000	14,881,563
4.500%	06/15/40-03/15/41	6,768	7,448,380
Overseas Private Investment Corp., Series 2
4.140%	05/15/30	1,000	1,110,756

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $196,052,930)			197,616,140

U.S. TREASURY OBLIGATIONS — 13.3%
U.S. Treasury Bonds
2.750%	11/15/42	5,500	5,298,909
3.125%	11/15/41-02/15/42(k)	14,500	15,174,800
3.875%	08/15/40	7,200	8,653,500
4.250%	11/15/40(k)	1,800	2,298,375
4.375%	05/15/40	700	911,203
4.750%	02/15/41	3,000	4,135,782
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	07/15/22	79,200	86,482,576
0.125%	01/15/22(k)	43,250	48,001,497
0.125%	04/15/17	45,000	49,077,254
0.125%	04/15/16	22,800	25,159,582
0.500%	04/15/15	5,000	5,568,881
0.625%	07/15/21	27,850	32,491,486
0.750%	02/15/42	2,400	2,690,911
1.125%	01/15/21	7,300	9,066,657
1.250%	04/15/14-07/15/20	30,000	37,681,602
1.375%	01/15/20	13,500	17,118,332
1.625%	01/15/15	3,400	4,376,042
1.750%	01/15/28(k)	5,300	7,575,269
1.875%	07/15/13-07/15/19	14,450	18,791,305
2.000%	01/15/14-01/15/26	23,500	31,852,278
2.010%	01/15/16	12,500	16,152,686
2.125%	01/15/19	6,300	8,241,204
2.125%	02/15/40-02/15/41	5,600	8,776,162
2.375%	01/15/25-01/15/27	40,200	64,700,162
2.500%	01/15/29	10,500	16,134,888
2.625%	07/15/17	2,600	3,477,275
3.375%	04/15/32	600	1,288,773
3.625%	04/15/28	3,350	7,594,752
3.875%	04/15/29(k)	15,100	35,217,501
U.S. Treasury Notes
1.375%	02/28/19	6,000	6,148,596

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
1.500%	03/31/19	$5,000	$5,157,030
1.625%	08/15/22	800	794,750
1.750%	05/15/22	11,100	11,196,259
2.000%	11/15/21-02/15/22	130,500	135,366,776
2.125%	08/15/21	42,300	44,467,875
2.375%	06/30/18(k)	61,300	66,433,875
3.125%	05/15/21	800	907,187

TOTAL U.S. TREASURY OBLIGATIONS (cost $844,633,059)			844,461,992

TOTAL LONG-TERM INVESTMENTS (cost $5,645,462,643)			5,958,238,335

SHORT-TERM INVESTMENTS — 17.4%
AFFILIATED MONEY MARKET MUTUAL FUND — 11.9%	Shares
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $753,619,130; includes $191,903,191 of cash collateral for securities on loan)(b)(w)(Note 4)	753,619,130	753,619,130

REPURCHASE AGREEMENTS(m) — 4.4%	Principal Amount (000)#
Barclays Capital, Inc., 0.160%, dated 12/21/12, due 01/11/13 due in the amount of $35,003,267(g)	$35,000	35,000,000
Barclays Capital, Inc., 0.230%, dated 12/31/12, due 01/02/13 due in the amount of $32,300,413	32,300	32,300,000
Credit Suisse Securities (USA) LLC, 0.220%, dated 12/31/12, due 01/02/13 due in the amount of $44,100,539	44,100	44,100,000
Credit Suisse Securities (USA) LLC, 0.230%, dated 12/31/12, due 01/02/13 due in the amount of $4,100,052	4,100	4,100,000
Greenwich Capital Markets, 0.220%, dated 12/06/12, due 01/04/13 due in the amount of $33,005,848	33,000	33,000,000
J.P. Morgan Securities LLC, 0.250%, dated 12/31/12, due 01/02/13 due in the amount of $400,006	400	400,000
J.P. Morgan Securities LLC, 0.250%, dated 12/31/12, due 01/02/13 due in the amount of $800,011	800	800,000
J.P. Morgan Securities LLC, 0.250%, dated 12/31/12, due 01/02/13 due in the amount of $48,700,676	48,700	48,700,000
Morgan Stanley Co. LLC, 0.250%, dated 12/31/12, due 01/02/13 due in the amount of $20,200,281	20,200	20,200,000

REPURCHASE AGREEMENTS(m) (continued)	Principal Amount (000)#	Value (Note 2)

Morgan Stanley Co. LLC, 0.260%, dated 12/31/12, due 01/02/13 due in the amount of $5,500,079	$5,500	$5,500,000
RBS Securities, Inc., 0.220%, dated 10/25/12, due 01/03/13 due in the amount of $5,102,151	5,100	5,100,000
RBS Securities, Inc., 0.240%, dated 12/31/12, due 01/02/13 due in the amount of $25,700,343	25,700	25,700,000
UBS Securities LLC, 0.250%, dated 12/31/12, due 01/02/13 due in the amount of $25,700,357	25,700	25,700,000

TOTAL REPURCHASE AGREEMENTS (cost $280,600,000)		280,600,000

Interest Rate	Maturity Date
U.S. TREASURY OBLIGATIONS(n) — 0.4%
U.S. Treasury Bills
0.046%	03/21/13(k)	14,000	13,998,936
0.085%	06/27/13	552	551,704
0.130%	12/12/13	2,638	2,634,412
0.135%	03/28/13	1,796	1,795,851
0.140%	02/21/13	565	564,980
0.153%	12/12/13	456	456,000
0.172%	08/22/13	540	539,556
0.176%	11/14/13	2,250	2,247,190
0.180%	04/04/13	201	200,968
0.186%	09/19/13	1,105	1,103,983
0.787%	02/21/13	48	47,998

TOTAL U.S. TREASURY OBLIGATIONS (cost $24,138,846)			24,141,578

CERTIFICATES OF DEPOSIT(n) — 0.4%
Banco Do Brasil SA (Brazil)
1.986%	06/28/13	6,100	6,086,794
Dexia Credit Local SA
1.400%	09/20/13	4,000	3,996,359
1.700%	09/06/13	15,400	15,418,103

TOTAL CERTIFICATES OF DEPOSIT (cost $25,441,746)			25,501,256

COMMERCIAL PAPER(n) — 0.3%
Abbey National America LLC
1.000%	04/03/13	1,700	1,697,954
Banco Bilbao
3.120%	10/21/13	400	393,669
Daimler Finance North America LLC
1.070%	10/11/13	1,900	1,888,219
Ford Motor Credit Co.
1.636%	01/18/13	7,700	7,696,435
Santander SA
2.200%	04/02/13	1,800	1,794,931
Standard Chartered Bank
0.950%	10/01/13	3,900	3,883,293

TOTAL COMMERCIAL PAPER (cost $17,326,320)			17,354,501

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

FOREIGN TREASURY OBLIGATION(n)
Italy Buoni Ordinari del Tesoro (cost $3,821,879)
1.140%	09/13/13	EUR 3,000	$3,926,650

	Counterparty	Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Crude Oil European Style Futures, expiring 11/15/13, Strike Price $117.00	JPMorgan Chase	$16	32,000
Crude Oil Futures, expiring 11/15/13, Strike Price $130.00	JPMorgan Chase	16	14,400
expiring 11/17/15, Strike Price $150.00	Morgan Stanley	25	35,750

			82,150

Put Options
Gold Futures, expiring 11/01/13, Strike Price $1,570.00	Morgan Stanley	1	49,761
expiring 11/01/13, Strike Price $1,570.00	UBS AG	1	66,349
expiring 12/03/13, Strike Price $1,560.00	Morgan Stanley	1	593
Heating Oil Futures, expiring 02/25/13, Strike Price $250.00	Morgan Stanley	546	2,839
ICE Brent Crude Oil Futures, expiring 02/08/13, Strike Price $87.00	Bank of America	13	1,300
Interest Rate Swap Options, Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, expiring 04/14/14	Deutsche Bank	2,200	39,455
Pay a fixed rate of 3.45% and receive a floating rate based on 3-month LIBOR, expiring 09/21/15	Bank of America	5,000	378,309
Pay a fixed rate of 3.45% and receive a floating rate based on 3-month LIBOR, expiring 09/21/15	Citigroup Global Markets	3,300	249,684
Pay a fixed rate of 3.45% and receive a floating rate based on 3-month LIBOR, expiring 09/21/15 PLC	Royal Bank of Scotland Group	4,800	363,177

			1,151,467

TOTAL OPTIONS PURCHASED (cost $1,734,444)			1,233,617

TOTAL SHORT-TERM INVESTMENTS (cost $1,106,682,365)			1,106,376,732

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD
SHORT AND OPTIONS WRITTEN — 111.2% (cost $6,752,145,008)			7,064,615,067

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

SECURITIES SOLD SHORT — (0.7)%
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal Home Loan Mortgage Corp.
4.500%	TBA	$9,000	$(9,656,719)
Federal National Mortgage Assoc.
4.000%	TBA	1,000	(1,071,875)
4.000%	TBA	4,000	(4,283,125)
4.500%	TBA	9,000	(9,680,625)
5.000%	TBA	1,000	(1,083,125)
5.500%	TBA	5,000	(5,434,375)
5.500%	TBA	4,000	(4,345,625)
5.500%	TBA	1,000	(1,086,406)
Government National Mortgage Assoc.
4.500%	TBA	5,000	(5,468,750)
4.500%	TBA	4,000	(4,379,375)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $46,384,689)			(46,490,000)

OPTIONS WRITTEN* — (0.1)%	Counterparty	Notional Amount (000)#
Call Options — (0.1)%
ICE Brent Crude Oil Futures, expiring 11/11/13, Strike Price $140.00	JPMorgan Chase	16	(18,240)
expiring 11/10/15, Strike Price $160.00	Morgan Stanley	25	(40,500)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA, expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets	700	(1,386)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank	800	(1,902)
Interest Rate Swap Options, Pay a fixed rate of 0.75% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	JPMorgan Chase	5,300	(5,338)
Pay a fixed rate of 0.75% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Royal Bank of Scotland Group PLC	9,800	(9,870)
Pay a fixed rate of 1.20% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Goldman Sachs & Co.	1,500	(4,313)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	2,800	(69,346)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	2,100	(52,010)

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#		Value (Note 2)

Call Options (continued)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		$27,700	$(686,035)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		3,300	(81,730)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley		12,200	(302,154)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Citigroup Global Markets		2,900	(113,810)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		35,300	(1,385,349)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		9,000	(353,205)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley		3,600	(141,282)

				(3,266,470)

Put Options
Crude Oil European Style Futures, expiring 11/15/13, Strike Price $77.00	JPMorgan Chase		16	(56,800)
Heating Oil Futures, expiring 02/25/13, Strike Price $250.00	Bank of America		546	(2,839)
ICE Brent Crude Oil Futures, expiring 02/08/13, Strike Price $87.00	Morgan Stanley		13	(1,300)
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA, expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		4,200	(8,151)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		400	(792)
Interest Rate Swap Options, Receive a fixed rate of 2.15% and pay a floating rate based on 6-month Euribor, expiring 01/07/13	Deutsche Bank	EUR	1,700	—
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America		2,800	(867)

OPTIONS WRITTEN* (continued)	Counterparty	Notional Amount (000)#	Value (Note 2)

Put Options (continued)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	$2,100	$(651)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	27,700	(8,581)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	3,300	(1,022)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	JPMorgan Chase	5,300	(1,642)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley	12,200	(3,780)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Royal Bank of Scotland Group PLC	9,800	(3,036)
Receive a fixed rate of 1.65% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	1,100	(2,315)
Receive a fixed rate of 1.65% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Goldman Sachs & Co.	1,500	(3,157)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Citigroup Global Markets	2,900	(166)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	35,300	(2,019)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	9,000	(515)

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley	$3,600	$(206)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	1,300	(10)
Receive a fixed rate of 2.85% and pay a floating rate based on 3-month LIBOR, expiring 04/14/14	Deutsche Bank	9,200	(14,081)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Bank of America	21,000	(322,470)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Citigroup Global Markets	13,900	(213,444)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Royal Bank of Scotland Group PLC	20,200	(310,185)
Natural Gas Futures, expiring 01/28/13, Strike Price $3.15	JPMorgan Chase	20	(980)
Platinum Futures, expiring 11/01/13, Strike Price $1,420.00	Morgan Stanley	1	(55,956)
expiring 11/01/13, Strike Price $1,420.00	UBS Securities	1	(74,608)
expiring 12/03/13, Strike Price $1,450.00	Morgan Stanley	1	(779)

			(1,090,352)

TOTAL OPTIONS WRITTEN (premiums received $4,972,944)			(4,356,822)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD
SHORT AND OPTIONS WRITTEN — 110.4% (cost $6,700,787,375)			7,013,768,245
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (10.4)%			(663,143,870)

NET ASSETS — 100.0%			$6,350,624,375

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation

CDX	Credit Derivative Index
CLO	Collateralized Loan Obligations
CPI	Consumer Price Index
CVA	Certificate Van Aandelen (Bearer)
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
Euribor	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
iBoxx	Bond Market Indices
IO	Interest Only
LIBOR	London Interbank Offered Rate
MCDX	Municipal Credit Derivative Index
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NSA	Non-Seasonally Adjusted
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduits
SFH	Single Family Housing
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $188,998,838; cash collateral of $191,903,191 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by FNMA (coupon rates 0.500%-2.625%, maturity dates (11/20/14- 11/27/15), U.S. Treasury Bonds (coupon rate 3.125, maturity date 11/14/41), U.S. Treasury Inflation Indexed Notes (coupon rate 0.125%, maturity date 01/15/22) and U.S. Treasury Notes (coupon rates 0.250%- 4.500%, maturity dates 10/30/14-05/17/17) with the aggregate value, including accrued interest, of $286,238,084.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and reverse repurchase agreements held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
50	90 Day Euro Dollar	Sep. 2015	$12,390,807	$12,403,125	$12,318
157	90 Day Euro Dollar	Mar. 2016	38,815,799	38,853,575	37,776
611	90 Day Euro Euribor	Sep. 2015	200,104,953	200,403,726	298,773
120	2 Year U.S. Treasury Notes	Mar. 2013	26,446,719	26,456,250	9,531
110	5 Year Euro-Bobl	Mar. 2013	18,438,358	18,558,870	120,512
302	5 Year U.S. Treasury Notes	Mar. 2013	37,623,467	37,573,047	(50,420)
47	10 Year Euro-Bund	Mar. 2013	8,962,553	9,035,216	72,663
12	10 Year Japanese Bonds	Mar. 2013	20,003,347	19,897,270	(106,077)
309	10 Year U.S. Treasury Notes	Mar. 2013	41,120,562	41,029,406	(91,156)
24	Euro-BTP	Mar. 2013	3,490,074	3,506,230	16,156
769	Mini MSCI EAFE Index	Mar. 2013	60,959,540	62,300,535	1,340,995
111	Russell 2000 Mini	Mar. 2013	9,165,825	9,397,260	231,435
480	S&P 500	Mar. 2013	172,874,086	170,412,000	(2,462,086)

					(569,580)

Short Positions:
222	5 Year U.S. Treasury Notes	Mar. 2013	27,663,281	27,619,922	43,359
84	10 Year Canadian Bonds	Mar. 2013	11,472,766	11,446,024	26,742
116	10 Year U.K. Gilt	Mar. 2013	22,325,801	22,408,941	(83,140)
196	10 Year U.S. Treasury Notes	Mar. 2013	25,996,549	26,025,125	(28,576)
23	Euro-OAT	Mar. 2013	4,107,577	4,133,685	(26,108)

					(67,723)

					$(637,303)

Commodity futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
16	Brent Crude	Mar. 2013	$1,748,380	$1,758,240	$9,860
2	Gold 100 OZ	Feb. 2013	344,000	335,160	(8,840)
9	Mill Wheat Euro	Nov. 2013	143,595	133,943	(9,652)
60	Natural Gas	Oct. 2013	2,242,431	2,178,000	(64,431)
53	Platinum	Apr. 2013	4,069,176	4,087,360	18,184
12	Soybean	Mar. 2013	837,343	845,700	8,357
12	WTI Crude	Dec. 2013	1,084,074	1,120,440	36,366
67	WTI Light Sweet Crude Oil	Dec. 2013	6,303,870	6,255,790	(48,080)

					(58,236)

Short Positions:
12	Brent Crude	Feb. 2013	1,321,310	1,333,320	(12,010)
67	Brent Crude	Dec. 2013	7,087,880	7,022,270	65,610
6	Corn	Mar. 2013	226,200	209,475	16,725
4	Gasoline RBOB	Mar. 2013	460,502	464,285	(3,783)
9	Natural Gas	Mar. 2013	325,073	302,850	22,223
51	Natural Gas	Apr. 2013	1,756,373	1,735,530	20,843
3	Wheat	Mar. 2013	133,033	116,700	16,333

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Commodity futures contracts open at December 31, 2012 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued)
12	WTI Crude	Jun. 2013	$1,078,198	$1,121,880	$(43,682)

					82,259

					$24,023

(1)	Cash of $6,000 and U.S. Treasury Securities, with a market value of $15,854,100 have been segregated to cover requirement for open futures contracts as of December 31, 2012. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2012.

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/10/13	BNP Paribas	AUD	143	$148,163	$148,381	$218
Expiring 01/10/13	Royal Bank of Canada	AUD	204	212,723	211,677	(1,046)
Expiring 01/10/13	Royal Bank of Canada	AUD	124	129,490	128,666	(824)
Expiring 01/10/13	Royal Bank of Scotland	AUD	128	135,020	132,818	(2,202)
Brazilian Real,
Expiring 02/04/13	Barclays Capital Group	BRL	56	27,000	27,263	263
Expiring 02/04/13	Barclays Capital Group	BRL	50	23,771	24,213	442
Expiring 02/04/13	Deutsche Bank	BRL	4	1,814	1,847	33
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	5,022	2,432,900	2,441,306	8,406
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	2,616	1,261,000	1,271,670	10,670
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	2,030	970,000	986,695	16,695
Expiring 02/04/13	Morgan Stanley	BRL	252	119,700	122,607	2,907
Expiring 02/04/13	Morgan Stanley	BRL	73	34,695	35,314	619
Expiring 02/04/13	UBS Securities	BRL	1,983	954,000	963,696	9,696
Expiring 02/04/13	UBS Securities	BRL	1,770	845,000	860,570	15,570
Expiring 02/04/13	UBS Securities	BRL	62	29,257	29,900	643
British Pound,
Expiring 01/08/13	Deutsche Bank	GBP	267	433,825	433,720	(105)
Expiring 03/12/13	Barclays Capital Group	GBP	965	1,559,113	1,567,247	8,134
Expiring 03/12/13	Citigroup Global Markets	GBP	15	24,414	24,361	(53)
Expiring 03/12/13	Credit Suisse First Boston Corp.	GBP	181	292,625	293,960	1,335
Expiring 03/12/13	Royal Bank of Scotland	GBP	1,323	2,131,776	2,148,672	16,896
Expiring 03/12/13	UBS Securities	GBP	2,223	3,581,220	3,610,353	29,133
Canadian Dollar,
Expiring 03/21/13	Hong Kong & Shanghai Bank	CAD	163	164,823	163,589	(1,234)
Expiring 03/21/13	Royal Bank of Scotland	CAD	955	961,500	958,450	(3,050)
Chinese Yuan,
Expiring 02/01/13	Barclays Capital Group	CNY	28,521	4,523,565	4,566,161	42,596
Expiring 02/01/13	Barclays Capital Group	CNY	5,355	849,264	857,261	7,997
Expiring 02/01/13	Citigroup Global Markets	CNY	6,813	1,085,396	1,090,751	5,355
Expiring 02/01/13	Deutsche Bank	CNY	5,642	896,585	903,305	6,720
Expiring 02/01/13	Deutsche Bank	CNY	3,634	574,235	581,849	7,614
Expiring 02/01/13	JPMorgan Chase	CNY	59,229	9,295,910	9,482,413	186,503
Expiring 02/01/13	JPMorgan Chase	CNY	1,682	267,929	269,336	1,407
Expiring 08/05/13	Deutsche Bank	CNY	5,000	798,212	791,874	(6,338)
Expiring 08/05/13	Deutsche Bank	CNY	1,000	159,642	158,375	(1,267)
Expiring 08/05/13	UBS Securities	CNY	15,564	2,464,598	2,464,934	336
Expiring 08/05/13	UBS Securities	CNY	2,582	408,857	408,913	56
Expiring 04/25/14	Barclays Capital Group	CNY	3,894	640,000	610,701	(29,299)
Expiring 04/25/14	Citigroup Global Markets	CNY	19,398	3,180,000	3,041,900	(138,100)
Expiring 04/25/14	Citigroup Global Markets	CNY	3,171	522,000	497,284	(24,716)
Expiring 04/25/14	Goldman Sachs & Co.	CNY	11,644	1,912,000	1,825,968	(86,032)
Expiring 04/25/14	Hong Kong & Shanghai Bank	CNY	2,598	427,000	407,452	(19,548)
Expiring 04/25/14	JPMorgan Chase	CNY	11,634	1,912,000	1,824,469	(87,531)
Expiring 04/25/14	JPMorgan Chase	CNY	7,399	1,213,000	1,160,322	(52,678)

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued)
	Royal Bank of Scotland Group
Expiring 04/25/14	PLC	CNY	19,406	$3,180,000	$3,043,146	$(136,854)
Expiring 04/25/14	UBS Securities	CNY	2,605	427,000	408,456	(18,544)
Expiring 04/25/14	UBS Securities	CNY	2,592	427,000	406,448	(20,552)
Expiring 09/08/15	Barclays Capital Group	CNY	2,210	360,000	341,934	(18,066)
Expiring 09/08/15	Barclays Capital Group	CNY	762	125,966	117,862	(8,104)
Expiring 09/08/15	Citigroup Global Markets	CNY	7,911	1,311,248	1,223,843	(87,405)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,520	581,818	544,521	(37,297)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,472	239,000	227,746	(11,254)
Expiring 09/08/15	Morgan Stanley	CNY	1,046	170,000	161,732	(8,268)
Expiring 09/08/15	Morgan Stanley	CNY	739	120,000	114,257	(5,743)
Danish Krone,
Expiring 01/03/13	Northland Securities, Inc.	DKK	3,412	604,900	603,632	(1,268)
Euro,
Expiring 01/02/13	Barclays Capital Group	EUR	332	429,556	438,234	8,678
Expiring 01/02/13	Deutsche Bank	EUR	328	425,657	432,954	7,297
Expiring 01/02/13	Royal Bank of Canada	EUR	2,760	3,572,072	3,643,147	71,075
Expiring 01/02/13	Royal Bank of Scotland	EUR	1,360	1,777,880	1,795,174	17,294
Expiring 01/02/13	UBS Securities	EUR	136,856	181,881,624	180,647,287	(1,234,337)
Expiring 01/02/13	UBS Securities	EUR	1,169	1,546,628	1,543,058	(3,570)
Expiring 01/15/13	Barclays Capital Group	EUR	392	509,204	517,492	8,288
Expiring 01/15/13	Hong Kong & Shanghai Bank	EUR	85	108,856	112,211	3,355
Expiring 01/15/13	Royal Bank of Canada	EUR	142	183,870	187,459	3,589
Expiring 02/04/13	Barclays Capital Group	EUR	4,387	5,783,632	5,792,425	8,793
Expiring 02/04/13	Citigroup Global Markets	EUR	9,896	13,112,101	13,066,295	(45,806)
Expiring 02/04/13	Deutsche Bank	EUR	442	584,439	583,600	(839)
Expiring 02/04/13	Royal Bank of Scotland	EUR	2,665	3,514,309	3,518,763	4,454
Expiring 10/11/13	JPMorgan Chase	EUR	648	843,372	857,810	14,438
Japanese Yen,
Expiring 01/04/13	Credit Suisse First Boston Corp.	JPY	73,114	857,350	843,959	(13,391)
Expiring 01/07/13	Deutsche Bank	JPY	59,375	690,991	685,350	(5,641)
Expiring 01/07/13	Northland Securities, Inc.	JPY	121,423	1,413,606	1,401,632	(11,974)
Expiring 01/08/13	Deutsche Bank	JPY	24,081	279,693	277,963	(1,730)
Expiring 01/08/13	UBS Securities	JPY	25,420	295,244	293,441	(1,803)
Expiring 01/17/13	Credit Suisse First Boston Corp.	JPY	166,633	1,998,357	1,923,670	(74,687)
Expiring 01/17/13	Credit Suisse First Boston Corp.	JPY	68,650	823,290	792,520	(30,770)
Expiring 01/17/13	Deutsche Bank	JPY	177,158	2,160,089	2,045,174	(114,915)
Expiring 01/17/13	Hong Kong & Shanghai Bank	JPY	38,941	461,205	449,549	(11,656)
Expiring 01/17/13	Royal Bank of Scotland	JPY	288,842	3,460,346	3,334,494	(125,852)
Mexican Peso,
Expiring 04/03/13	Barclays Capital Group	MXN	38,960	2,950,435	2,987,955	37,520
Expiring 04/03/13	Barclays Capital Group	MXN	4,397	343,000	337,182	(5,818)
Expiring 04/03/13	Credit Suisse First Boston Corp.	MXN	29,377	2,187,323	2,252,966	65,643
Expiring 04/03/13	Deutsche Bank	MXN	580	44,265	44,523	258
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	61,587	4,794,000	4,723,195	(70,805)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	26,467	2,065,000	2,029,813	(35,187)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	13,076	1,016,000	1,002,856	(13,144)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	6,486	504,000	497,403	(6,597)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	5,281	412,000	405,036	(6,964)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	4,397	343,000	337,240	(5,760)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	238	18,025	18,252	227
Expiring 04/03/13	JPMorgan Chase	MXN	12,850	1,000,000	985,491	(14,509)
Expiring 04/03/13	JPMorgan Chase	MXN	3,512	274,000	269,363	(4,637)
Expiring 04/03/13	JPMorgan Chase	MXN	2,382	182,002	182,641	639
Expiring 04/03/13	Morgan Stanley	MXN	35,405	2,748,000	2,715,295	(32,705)
Expiring 04/03/13	Morgan Stanley	MXN	23,117	1,783,000	1,772,856	(10,144)
Expiring 04/03/13	Morgan Stanley	MXN	20,798	1,615,000	1,595,011	(19,989)
Expiring 04/03/13	Morgan Stanley	MXN	13,697	1,064,000	1,050,439	(13,561)
Expiring 04/03/13	Morgan Stanley	MXN	2,609	203,000	200,109	(2,891)

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso (continued)
Expiring 04/03/13	UBS Securities	MXN	15,793	$1,213,000	$1,211,215	$(1,785)
Expiring 04/03/13	UBS Securities	MXN	8,922	693,000	684,274	(8,726)
Expiring 04/03/13	UBS Securities	MXN	8,804	684,000	675,230	(8,770)
Expiring 04/03/13	UBS Securities	MXN	8,676	674,000	665,358	(8,642)
Norwegian Krone,
Expiring 01/03/13	Northland Securities, Inc.	NOK	1,503	269,081	270,369	1,288
Expiring 02/14/13	Hong Kong & Shanghai Bank	NOK	7,572	1,310,624	1,360,119	49,495
South African Rand,
Expiring 01/30/13	JPMorgan Chase	ZAR	54,976	6,289,331	6,456,332	167,001
Swedish Krona,
Expiring 01/03/13	Northland Securities, Inc.	SEK	2,142	328,982	329,435	453

				$316,872,393	$314,967,439	$(1,904,954)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/10/13	Barclays Capital Group	AUD	132	$138,038	$136,967	$1,071
Expiring 01/10/13	JPMorgan Chase	AUD	9,033	9,333,799	9,372,928	(39,129)
Expiring 01/10/13	JPMorgan Chase	AUD	5,238	5,412,425	5,435,115	(22,690)
Expiring 01/10/13	Royal Bank of Scotland	AUD	50	52,742	51,882	860
Expiring 01/10/13	UBS Securities	AUD	41,179	42,566,732	42,728,640	(161,908)
Expiring 01/10/13	UBS Securities	AUD	103	107,827	106,876	951
Brazilian Real,
Expiring 02/04/13	Credit Suisse First Boston Corp.	BRL	272	130,000	132,307	(2,307)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	3,384	1,639,179	1,644,842	(5,663)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	2,348	1,121,000	1,141,166	(20,166)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	827	393,000	402,049	(9,049)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	202	97,588	97,925	(337)
Expiring 02/04/13	JPMorgan Chase	BRL	1,025	487,000	498,365	(11,365)
Expiring 02/04/13	JPMorgan Chase	BRL	1,025	487,000	498,246	(11,246)
Expiring 02/04/13	UBS Securities	BRL	2,439	1,154,000	1,185,529	(31,529)
Expiring 02/04/13	UBS Securities	BRL	1,624	768,000	789,468	(21,468)
British Pound,
Expiring 03/12/13	Deutsche Bank	GBP	9,066	14,581,936	14,724,005	(142,069)
Expiring 03/12/13	Deutsche Bank	GBP	4,950	7,961,679	8,039,248	(77,569)
Expiring 03/12/13	JPMorgan Chase	GBP	39,233	62,833,493	63,717,946	(884,453)
Expiring 03/12/13	Royal Bank of Canada	GBP	418	671,628	678,870	(7,242)
Expiring 03/12/13	Royal Bank of Scotland	GBP	98	158,325	159,161	(836)
Expiring 03/12/13	UBS Securities	GBP	1,339	2,175,848	2,174,657	1,191
Expiring 03/12/13	UBS Securities	GBP	1,254	2,037,725	2,036,610	1,115
Expiring 03/12/13	UBS Securities	GBP	875	1,421,858	1,421,079	779
Canadian Dollar,
Expiring 03/21/13	Citigroup Global Markets	CAD	19,262	19,495,261	19,331,594	163,667
Expiring 03/21/13	Citigroup Global Markets	CAD	14,903	15,083,474	14,956,845	126,629
Expiring 03/21/13	Citigroup Global Markets	CAD	14,896	15,076,389	14,949,819	126,570
Chinese Yuan,
Expiring 02/01/13	Hong Kong & Shanghai Bank	CNY	62,414	9,813,558	9,992,379	(178,821)
Expiring 02/01/13	Hong Kong & Shanghai Bank	CNY	8,333	1,310,220	1,334,095	(23,875)
Expiring 02/01/13	JPMorgan Chase	CNY	85,217	13,374,719	13,643,055	(268,336)
Expiring 02/01/13	JPMorgan Chase	CNY	5,319	834,852	851,602	(16,750)
	Royal Bank of Scotland Group
Expiring 02/01/13	PLC	CNY	39,426	6,170,000	6,312,062	(142,062)
Expiring 04/25/14	Deutsche Bank	CNY	33,623	5,227,000	5,272,544	(45,544)
Euro,
Expiring 01/02/13	BNP Paribas	EUR	131,879	170,787,921	174,077,743	(3,289,822)
Expiring 01/02/13	BNP Paribas	EUR	1,511	1,963,540	1,994,491	(30,951)

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued)
Expiring 01/02/13	Citigroup Global Markets	EUR	1,304	$1,700,775	$1,721,255	$(20,480)
Expiring 01/02/13	Citigroup Global Markets	EUR	971	1,268,436	1,281,701	(13,265)
Expiring 01/02/13	JPMorgan Chase	EUR	4,503	5,892,968	5,943,873	(50,905)
Expiring 01/02/13	JPMorgan Chase	EUR	943	1,233,522	1,244,742	(11,220)
Expiring 01/02/13	Morgan Stanley	EUR	1,136	1,495,385	1,499,498	(4,113)
Expiring 01/02/13	Royal Bank of Scotland	EUR	558	725,632	736,550	(10,918)
Expiring 01/15/13	Barclays Capital Group	EUR	324	419,252	427,723	(8,471)
Expiring 01/15/13	BNP Paribas	EUR	4,686	6,043,839	6,186,137	(142,298)
Expiring 01/15/13	BNP Paribas	EUR	388	503,554	512,211	(8,657)
Expiring 01/15/13	BNP Paribas	EUR	354	459,064	467,327	(8,263)
Expiring 01/15/13	BNP Paribas	EUR	239	312,049	315,511	(3,462)
Expiring 01/15/13	Citigroup Global Markets	EUR	702	906,395	926,732	(20,337)
Expiring 01/15/13	Citigroup Global Markets	EUR	24	31,228	31,683	(455)
Expiring 01/15/13	Credit Suisse First Boston Corp.	EUR	489	623,605	645,544	(21,939)
Expiring 01/15/13	Credit Suisse First Boston Corp.	EUR	242	318,707	319,472	(765)
Expiring 01/15/13	Deutsche Bank	EUR	191	251,058	252,145	(1,087)
Expiring 01/15/13	Deutsche Bank	EUR	98	125,583	129,373	(3,790)
Expiring 01/15/13	JPMorgan Chase	EUR	189	241,704	249,505	(7,801)
Expiring 01/15/13	Morgan Stanley	EUR	5,275	6,720,772	6,963,695	(242,923)
Expiring 01/15/13	Morgan Stanley	EUR	139	177,828	183,498	(5,670)
Expiring 01/15/13	UBS Securities	EUR	9,720	12,710,941	12,831,680	(120,739)
Expiring 01/15/13	UBS Securities	EUR	4,698	6,143,622	6,201,979	(58,357)
Expiring 01/15/13	UBS Securities	EUR	535	695,850	706,270	(10,420)
Expiring 01/15/13	UBS Securities	EUR	29	37,587	38,284	(697)
Expiring 02/04/13	UBS Securities	EUR	136,856	181,937,051	180,699,356	1,237,695
Expiring 02/19/13	BNP Paribas	EUR	26,316	33,711,954	34,750,962	(1,039,008)
Expiring 05/23/13	Barclays Capital Group	EUR	11,634	14,917,115	15,376,616	(459,501)
Expiring 05/23/13	Credit Suisse First Boston Corp.	EUR	11,634	14,820,378	15,376,616	(556,238)
Expiring 09/13/13	Barclays Capital Group	EUR	2,964	3,844,901	3,922,393	(77,492)
Expiring 09/13/13	JPMorgan Chase	EUR	16,400	20,362,240	21,702,848	(1,340,608)
Expiring 10/11/13	JPMorgan Chase	EUR	648	785,975	857,810	(71,835)
Indonesia Rupiah,
Expiring 01/30/13	Morgan Stanley	IDR	106,960	10,918	11,057	(139)
Japanese Yen,
Expiring 01/17/13	Barclays Capital Group	JPY	324,531	3,845,327	3,746,500	98,827
Expiring 01/17/13	Barclays Capital Group	JPY	320,678	3,810,021	3,702,020	108,001
Expiring 01/17/13	Barclays Capital Group	JPY	157,089	1,866,397	1,813,491	52,906
Expiring 01/17/13	Citigroup Global Markets	JPY	153,923	1,823,579	1,776,941	46,638
Expiring 01/17/13	Deutsche Bank	JPY	58,738	716,193	678,092	38,101
Expiring 01/17/13	Royal Bank of Canada	JPY	159,462	1,936,278	1,840,885	95,393
Expiring 01/17/13	Royal Bank of Scotland	JPY	324,538	3,825,881	3,746,581	79,300
Expiring 01/17/13	Royal Bank of Scotland	JPY	222,310	2,620,746	2,566,425	54,321
Expiring 01/17/13	UBS Securities	JPY	615,283	7,311,915	7,103,043	208,872
Mexican Peso,
Expiring 04/03/13	Deutsche Bank	MXN	64,993	4,962,802	4,984,426	(21,624)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	15,749	1,192,000	1,207,844	(15,844)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	11,067	836,000	848,747	(12,747)
Expiring 04/03/13	JPMorgan Chase	MXN	4,495	343,909	344,708	(799)
Expiring 04/03/13	Morgan Stanley	MXN	85,095	6,560,561	6,526,105	34,456
Expiring 04/03/13	Morgan Stanley	MXN	11,416	862,000	875,474	(13,474)
Expiring 04/03/13	Morgan Stanley	MXN	10,486	792,000	804,167	(12,167)
Expiring 04/03/13	Morgan Stanley	MXN	2,528	191,000	193,839	(2,839)
Expiring 04/03/13	UBS Securities	MXN	10,752	813,000	824,586	(11,586)
Expiring 04/03/13	UBS Securities	MXN	4,725	357,000	362,402	(5,402)
New Zealand Dollar,
Expiring 01/10/13	Hong Kong & Shanghai Bank	NZD	25,395	20,597,884	20,972,385	(374,501)
Norwegian Krone,
Expiring 02/14/13	Hong Kong & Shanghai Bank	NOK	46,986	8,132,724	8,439,851	(307,127)

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
South African Rand,
Expiring 01/30/13	Deutsche Bank	ZAR	112,200	$12,625,430	$13,176,783	$(551,353)
Expiring 01/30/13	JPMorgan Chase	ZAR	3,561	402,820	418,238	(15,418)

				$820,723,111	$829,357,689	$(8,634,578)

Reverse Repurchase Agreements outstanding at December 31, 2012:

Broker	Interest Rate	Trade Date	Value at December 31, 2012	Maturity Date	Cost
RBC Dominion Securities	0.33%	12/03/2012	$3,324,750	01/04/2013	$3,324,750
RBC Dominion Securities	0.33%	12/13/2012	1,899,000	01/03/2013	1,899,000

			$5,223,750		$5,223,750

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	1,800	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	$190,716	$(6,005)	$196,721	Barclays Bank PLC
AUD	1,200	12/15/17	5.500%	6 month Australian Bank Bill rate(1)	127,144	(3,574)	130,718	Deutsche Bank AG
AUD	18,500	03/15/23	4.000%	6 month Australian Bank Bill rate(1)	245,821	(27,196)	273,017	Goldman Sachs & Co.
BRL	9,600	01/02/14	11.960%	Brazilian interbank lending rate(1)	388,946	(2,479)	391,425	Goldman Sachs & Co.
BRL	6,300	01/02/14	12.120%	Brazilian interbank lending rate(1)	272,410	3,805	268,605	HSBC Bank USA
BRL	4,600	01/02/14	10.530%	Brazilian interbank lending rate(1)	97,739	2,407	95,332	HSBC Bank USA
BRL	3,100	01/02/14	12.510%	Brazilian interbank lending rate(1)	121,754	1,586	120,168	Barclays Bank PLC
BRL	3,000	01/02/14	12.560%	Brazilian interbank lending rate(1)	119,158	2,396	116,762	HSBC Bank USA
BRL	2,600	01/02/14	10.580%	Brazilian interbank lending rate(1)	56,536	4,879	51,657	Morgan Stanley
BRL	1,300	01/02/14	11.990%	Brazilian interbank lending rate(1)	53,156	119	53,037	Barclays Bank PLC
BRL	1,100	01/02/14	10.870%	Brazilian interbank lending rate(1)	26,926	2,803	24,123	JPMorgan Chase & Co.
BRL	1,000	01/02/14	11.940%	Brazilian interbank lending rate(1)	36,691	905	35,786	HSBC Bank USA

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
BRL	100	01/02/14	7.780%	Brazilian interbank lending rate(1)	$353	$166	$187	HSBC Bank USA
BRL	115,100	01/02/15	8.630%	Brazilian interbank lending rate(1)	1,130,795	535,838	594,957	Morgan Stanley
BRL	13,300	01/02/15	8.440%	Brazilian interbank lending rate(1)	106,061	74,779	31,282	Bank of America
BRL	7,800	01/02/15	8.080%	Brazilian interbank lending rate(1)	32,228	13,578	18,650	HSBC Bank USA
BRL	7,200	01/02/15	9.930%	Brazilian interbank lending rate(1)	165,202	2,353	162,849	Morgan Stanley
BRL	6,000	01/02/15	9.930%	Brazilian interbank lending rate(1)	137,630	2,332	135,298	UBS AG
BRL	4,800	01/02/15	8.830%	Brazilian interbank lending rate(1)	56,633	23,937	32,696	HSBC Bank USA
BRL	4,700	01/02/15	9.940%	Brazilian interbank lending rate(1)	108,310	—	108,310	Goldman Sachs & Co.
BRL	3,000	01/02/15	10.140%	Brazilian interbank lending rate(1)	75,269	7,419	67,850	HSBC Bank USA
BRL	2,200	01/02/15	8.430%	Brazilian interbank lending rate(1)	17,337	12,631	4,706	Deutsche Bank AG
BRL	1,700	01/02/15	10.610%	Brazilian interbank lending rate(1)	50,423	—	50,423	Morgan Stanley
BRL	11,400	01/02/17	8.220%	Brazilian interbank lending rate(1)	(7,963)	(596)	(7,367)	Morgan Stanley
BRL	6,400	01/02/17	8.150%	Brazilian interbank lending rate(1)	(10,361)	—	(10,361)	UBS AG
BRL	4,800	01/02/17	8.300%	Brazilian interbank lending rate(1)	3,676	3,002	674	Goldman Sachs & Co.
BRL	1,700	01/02/17	8.860%	Brazilian interbank lending rate(1)	15,931	10,777	5,154	Bank of America
BRL	500	01/02/17	8.490%	Brazilian interbank lending rate(1)	1,707	—	1,707	BNP Paribas Bank
EUR	1,500	07/25/16	2.000%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	13,412	4,018	9,394	Citigroup, Inc.
EUR	1,400	07/25/16	1.900%	FRC - Excluding Tobacco - Non-Revised Consumer Price Index(1)	5,890	7,392	(1,502)	BNP Paribas Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
JPY	420,000	12/21/21	1.500%	6 month LIBOR(1)	$335,243	$97,415	$237,828	Credit Suisse International
MXN	33,100	12/08/15	6.590%	28 day Mexican interbank rate(1)	107,661	(24,616)	132,277	Morgan Stanley
MXN	21,500	12/08/15	6.590%	28 day Mexican interbank rate(1)	69,931	4,657	65,274	HSBC Bank USA
MXN	30,700	06/08/16	5.800%	28 day Mexican interbank rate(1)	47,801	(45)	47,846	HSBC Bank USA
MXN	236,600	09/06/16	5.600%	28 day Mexican interbank rate(1)	269,638	31,357	238,281	HSBC Bank USA
MXN	186,000	09/02/22	5.500%	28 day Mexican interbank rate(1)	(301,535)	(162,333)	(139,202)	Morgan Stanley
	$9,300	07/15/17	2.250%	CPI Urban Consumers(2)	11,193	19,398	(8,205)	Royal Bank of Scotland PLC
	12,900	07/15/22	2.500%	CPI Urban Consumers(2)	209,235	182,980	26,255	BNP Paribas Bank
	3,200	07/15/22	2.500%	CPI Urban Consumers(2)	51,903	46,036	5,867	Deutsche Bank AG

					$4,440,600	$872,121	$3,568,479

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Value at December 31, 2012	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
AUD	7,900	03/15/23	3.750%	6 month Australian Bank Bill rate(1)	$(51,530)	$(82,106)	$(30,576)
EUR	7,900	03/21/17	2.000%	6 Month Euribor(1)	(47,435)	681,520	728,955
EUR	2,000	03/20/23	1.750%	6 Month Euribor(1)	38,427	(32,005)	(70,432)
JPY	1,200,000	03/21/23	1.000%	6 month LIBOR(1)	137,636	156,394	18,758
	$100,500	06/20/17	1.500%	6 month LIBOR(1)	(3,333,439)	(3,487,456)	(154,017)
	5,400	01/04/18	1.400%	3 month LIBOR(1)	—	(831)	(831)
	3,700	01/04/18	1.500%	3 month LIBOR(1)	—	(7,824)	(7,824)
	18,200	06/19/22	1.750%	3 month LIBOR(1)	305,460	96,746	(208,714)
	14,400	12/19/42	2.500%	3 month LIBOR(1)	(7,200)	881,906	889,106
	4,600	12/19/42	2.500%	3 month LIBOR(1)	96,280	281,715	185,435

					$(2,861,801)	$(1,511,941)	$1,349,860

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices – Sell Protection(1):
Dow Jones CDX MCDX 15 5Y	12/20/15	1.000%	$800	$(6,753)	$(11,804)	$5,051	Deutsche Bank AG
Dow Jones CDX NA IG 5 10Y	12/20/15	0.460%	330	(7,261)	—	(7,261)	Morgan Stanley

				$(14,014)	$(11,804)	$(2,210)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at December 31, 2012(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues – Sell Protection(1):
Australian Government	09/20/16	1.000%		$700	0.282%	$18,916	$9,181	$9,735	UBS AG
Australian Government	09/20/16	1.000%		700	0.282%	18,916	7,711	11,205	UBS AG
Australian Government	09/20/16	1.000%		300	0.282%	8,020	3,196	4,824	UBS AG
Australian Government	12/20/16	1.000%		300	0.305%	8,271	(1,025)	9,296	Credit Suisse First Boston
BP Capital Markets America	12/20/15	1.000%		600	0.378%	11,977	(7,959)	19,936	Morgan Stanley
Commonwealth of Pennsylvania	03/20/21	1.400%		1,100	1.191%	17,623	—	17,623	Morgan Stanley
Federal Republic of Brazil	06/20/15	1.000%		500	0.598%	5,047	(2,089)	7,136	Barclays Bank PLC
Federal Republic of Brazil	06/20/15	1.000%		500	0.598%	5,047	(4,684)	9,731	Royal Bank of Scotland PLC
Federal Republic of Brazil	06/20/20	1.000%		600	1.314%	(13,710)	(14,656)	946	Deutsche Bank AG
International Lease Finance	06/20/16	5.000%		1,100	2.924%	76,372	(47,726)	124,098	Bank of America
Japan Gov’t. Series 55	12/20/15	1.000%		1,100	0.401%	18,781	13,931	4,850	Goldman Sachs & Co.
Japan Gov’t. Series 55	06/20/16	1.000%		100	0.474%	1,737	(4)	1,741	HSBC Bank USA
Nokia Oyj	09/20/14	5.000%	EUR	400	2.590%	22,566	(34,677)	57,243	Goldman Sachs & Co.
Republic of Italy	06/20/17	1.000%		1,200	2.619%	(81,178)	(159,266)	78,088	Deutsche Bank AG
Republic of Italy	06/20/17	1.000%		400	2.619%	(27,059)	(52,839)	25,780	Goldman Sachs & Co.
Republic of Italy	06/20/17	1.000%		100	2.619%	(6,690)	(15,752)	9,062	Royal Bank of Scotland PLC
Softbank Corp.	12/20/17	1.000%	JPY	300,000	2.148%	(183,855)	(339,807)	155,952	Bank of America
Softbank Corp.	12/20/17	1.000%	JPY	32,000	2.148%	(19,611)	(37,277)	17,666	Citigroup, Inc.
United Kingdom Treasury	06/20/15	1.000%		1,300	0.150%	26,129	5,636	20,493	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		500	0.150%	10,049	1,812	8,237	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		300	0.150%	6,030	1,097	4,933	Citigroup, Inc.

						$(76,622)	$(675,197)	$598,575

The Portfolio entered into credit default swap agreements on corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps – Buy Protection(2):
Abbey National Treasury	06/20/16	$1,900	1.000%	$20,423	$111,349	$(90,926)	BNP Paribas Bank
American General Finance Corp.	12/20/17	2,000	1.300%	479,717	—	479,717	Royal Bank of Scotland PLC
American General Finance Corp.	12/20/17	1,900	1.370%	450,722	—	450,722	Merrill Lynch & Co.
Autozone, Inc.	06/20/16	1,400	0.870%	(27,624)	—	(27,624)	Bank of America
Autozone, Inc.	06/20/16	1,000	0.720%	(14,484)	—	(14,484)	Deutsche Bank AG
Bank of America	06/20/18	1,500	1.000%	26,860	186,755	(159,895)	Deutsche Bank AG
Cardinal Health, Inc.	06/20/17	250	0.580%	(2,314)	—	(2,314)	Goldman Sachs & Co.
Cytec Industries, Inc.	09/20/17	900	1.000%	157	47,440	(47,283)	Citigroup, Inc.
Embarq Corp.	06/20/13	100	1.000%	(383)	(225)	(158)	Barclays Bank PLC
Goodrich (BF) Co.	09/20/16	100	0.510%	(1,527)	—	(1,527)	Deutsche Bank AG
Hanson Ltd.	03/20/13	1,300	1.000%	(2,793)	(127)	(2,666)	Goldman Sachs & Co.
Health Care REIT	06/20/15	300	2.930%	(17,790)	—	(17,790)	Barclays Bank PLC
Intesa San Paolo	12/20/16	800	5.000%	(76,713)	38,642	(115,355)	Barclays Bank PLC
Jones Apparel Group	12/20/14	660	1.000%	6,700	8,231	(1,531)	Deutsche Bank AG
Limited Brands, Inc.	09/20/17	1,200	4.800%	(144,926)	(131,643)	(13,283)	Deutsche Bank AG
Limited Brands, Inc.	09/20/17	500	3.550%	(32,272)	—	(32,272)	Goldman Sachs & Co.
Macy’s Retail Holdings, Inc.	09/20/14	1,400	5.000%	(113,686)	(49,809)	(63,877)	Morgan Stanley
Marsh & McLennan Cos. Inc.	09/20/15	200	0.990%	(4,166)	—	(4,166)	Bank of America
New York Times Co.	03/20/15	800	5.000%	(73,767)	(29,849)	(43,918)	Deutsche Bank AG
Pearson	06/20/18	1,000	0.690%	(696)	—	(696)	Citigroup, Inc.
Race Point CLO	04/15/20	300	1.950%	59,999	587	59,412	Merrill Lynch & Co.
Race Point CLO	04/15/20	300	4.030%	33,459	1,258	32,201	Merrill Lynch & Co.
Rexam PLC	06/20/13	500	1.450%	(3,387)	—	(3,387)	Barclays Bank PLC
Santander International	03/20/15	2,500	3.000%	(68,409)	13,176	(81,585)	BNP Paribas Bank
Saratoga CLO, Ltd.	12/15/19	300	1.880%	53,118	1,232	51,886	Merrill Lynch & Co.
Spectra Energy Capital	06/20/18	2,400	0.840%	42,439	—	42,439	Deutsche Bank AG
United Kingdom Treasury	12/20/17	3,300	1.000%	(99,334)	(76,561)	(22,773)	BNP Paribas Bank
United Kingdom Treasury	12/20/17	200	1.000%	(6,020)	(4,563)	(1,457)	Bank of America

				$483,303	$115,893	$367,410

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(5)	Fixed Rate	Value at December 31, 2012	Value at Trade Date	Unrealized Depreciation
Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX NA IG 10 5Y	06/20/13	$2,226	1.550%	$(7,904)	$(11,210)	$(3,306)
Dow Jones CDX NA IG 9 10Y	12/20/17	1,839	0.800%	81,925	37,181	(44,744)

				$74,021	$25,971	$(48,050)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Currency swap agreements outstanding at December 31, 2012:

Notional Amount (000)	Termination Date	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
JPY 512,000	05/15/14	3 Month LIBOR(1)	$476,939	$(60,568)	$537,507	BNP Paribas Bank

(1)	The Portfolio pays a floating rate of 3 month LIBOR -75.5 bps based on a notional amount of JPY 512,000,000. The Portfolio receives a floating rate of 3 month LIBOR based on a notional amount of $6,400,000.

Total return swap agreements outstanding at December 31, 2012:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group	02/22/13	$10	Pay $ 848.75 strike and receive variance based on Mar. 2013 Wheat Future.	$(7,073)	$—	$(7,073)
Australia and New Zealand Banking Group	02/22/13	10	Pay $ 879.60 strike and receive variance based on Mar. 2013 Wheat Future.	(10,156)	—	(10,156)
Australia and New Zealand Banking Group	02/22/13	10	Pay $ 890 strike and receive variance based on Mar. 2013 Wheat Future.	(5,898)	—	(5,898)
Australia and New Zealand Banking Group	02/22/13	10	Pay $ 926.75 strike and receive variance based on Mar. 2013 Wheat Future.	(9,572)	—	(9,572)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Total return swap agreements outstanding at December 31, 2012 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America	02/15/13	$60,163	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	$(571,293)	$—	$(571,293)
Bank of America	01/31/13	27,223	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +16 bps.	1,023,544	—	1,023,544
Bank of America	02/28/13	1,165	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +16 bps.	43,919	—	43,919
Barclays Bank PLC	02/15/13	700	Pay $0.041209 strike and receive variance based on S&P 500 Index Future.	—	—	—
Barclays Bank PLC	03/12/13	390	Pay $0.0545225 strike and receive variance based on GOLDLNPM.	14,140	—	14,140
Barclays Bank PLC	12/20/13	700	Pay $0.074529 strike and receive variance based on S&P 500 Index Future.	23,178	—	23,178
Deutsche Bank AG	01/29/13	30	Pay $1578.50 strike and receive variance based on PLTMLNPM.	(15,231)	—	(15,231)
Deutsche Bank AG	12/31/19	24	Pay $7.20 strike and receive variance on Dec. 2019 Natural Gas future.	(44,640)	—	(44,640)
Deutsche Bank AG	02/15/13	8,869	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(83,147)	—	(83,147)
Deutsche Bank AG	02/15/13	5,064	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(50,048)	(25,131)	(24,917)
Goldman Sachs & Co.	11/29/13	1,030	Pay $0.0361 strike and receive variance based on GOLDLNPM.	6,365	—	6,365
Goldman Sachs & Co.	02/28/13	620	Pay $0.04950625 strike and receive variance based on GOLDLNPM.	20,399	—	20,399
Goldman Sachs & Co.	02/26/13	580	Pay $0.050625 strike and receive variance based on GOLDLNPM.	18,989	—	18,989
Goldman Sachs & Co.	12/20/13	1,100	Pay $0.0729 strike and receive variance based on S&P 500 Index Future.	34,498	—	34,498
Goldman Sachs & Co.	11/29/13	650	Pay $0.09 strike and receive variance based on SILVERLND.	(5,924)	—	(5,924)
Goldman Sachs & Co.	01/09/13	300	Pay $1698 strike and receive variance based on PLTMLNPM.	(51,186)	—	(51,186)
Goldman Sachs & Co.	04/04/13	400	Pay $925.75 strike and receive variance based on Dec. 2012 Wheat Future.	(1,088)	—	(1,088)
JPMorgan Chase & Co.	02/25/13	870	Pay $0.050176 strike and receive variance based on GOLDLNPM.	29,406	—	29,406
JPMorgan Chase & Co.	02/25/13	430	Pay $0.051529 strike and receive variance based on GOLDLNPM.	14,729	—	14,729

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Total return swap agreements outstanding at December 31, 2012 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	02/25/13	$1,050	Pay $0.05175625 strike and receive variance based on GOLDLNPM.	$36,204	$—	$36,204
JPMorgan Chase & Co.	09/30/14	470	Pay $0.075625 strike and receive variance based on GOLDLNPM.	8,580	—	8,580
JPMorgan Chase & Co.	05/17/13	90	Pay $0.0976562 strike and receive variance based on May 2013 Corn Future.	3,925	—	3,925
JPMorgan Chase & Co.	02/15/13	54,323	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	37,525	—	37,525
JPMorgan Chase & Co.	02/15/13	31,707	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(313,346)	(198,738)	(114,608)
JPMorgan Chase & Co.	02/15/13	4,663	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(39,655)	—	(39,655)
Morgan Stanley	11/27/13	249	Pay $ 0.03705625 strike and receive variance based on GOLDLNPM.	1,728	—	1,728
Morgan Stanley	11/27/13	160	Pay $0.09 strike and receive variance based on SILVERLND.	(1,284)	—	(1,284)
Morgan Stanley	02/15/13	52,052	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill.	(514,444)	—	(514,444)
Royal Bank of Scotland PLC	07/31/13	38,871	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +11 bps.	1,465,754	46,130	1,419,624
Royal Bank of Scotland PLC	08/30/13	19,450	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +11 bps.	733,431	—	733,431
Royal Bank of Scotland PLC	01/31/13	15,699	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +12 bps.	591,977	—	591,977
Royal Bank of Scotland PLC	09/30/13	10,139	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +12 bps.	382,312	—	382,312
Royal Bank of Scotland PLC	02/28/13	24,982	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +14 bps.	942,029	—	942,029
Royal Bank of Scotland PLC	05/31/13	5,417	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA +8 bps.	204,273	—	204,273

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Total return swap agreements outstanding at December 31, 2012 (continued):

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Royal Bank of Scotland PLC	01/31/13	$66,932	Receive fixed rate payments on Wilshire REIT Index rate and pay variable payments on the one month LIBOR-BBA -3 bps.	$2,523,589	$114,401	$2,409,188

				$6,436,509	$(63,338)	$6,499,847

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves,prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$170,880,763	$—	$—
Common Stocks	2,018,508,549	1,045,092,510	—
Exchange Traded Funds	587,572,872	—	—
Preferred Stocks	7,301,160	2,171,784	—
Rights	98,913	—	—
Asset-Backed Securities	—	46,484,716	483,624
Bank Loans	—	7,415,516	—
Certificates of Deposit	—	25,501,256	—
Commercial Mortgage-Backed Securities	—	18,514,012	2,194,823
Commercial Paper	—	17,354,501	—
Corporate Bonds	—	444,619,074	960,688
Foreign Government Bonds	—	390,123,867	—
Municipal Bonds	—	53,538,616	—
Residential Mortgage-Backed Securities	—	119,723,365	475,351
U.S. Government Agency Obligations	—	197,616,140	—
U.S. Treasury Obligations	—	868,603,570	—
Affiliated Money Market Mutual Fund	753,619,130	—	—
Repurchase Agreements	—	280,600,000	—
Foreign Treasury Obligation	—	3,926,650	—
Options Purchased	—	1,233,617	—
Options Written	(980)	(4,343,611)	(12,231)
Short Sales – U.S. Government
Agency Obligations	—	(46,490,000)	—
Reverse Repurchase Agreement	—	(5,223,750)	—
Other Financial Instruments*
Financial Futures Contracts	(637,303)	—	—
Commodity Futures Contracts	24,023	—	—
Foreign Forward Currency Contracts	—	(10,539,532)	—
Interest Rate Swaps	1,349,860	3,568,479	—
Credit Default Swaps	(48,050)	872,162	91,613
Total Return Swaps	(51,186)	6,551,033	—
Currency Swaps	—	537,507	—

Total	$3,538,617,751	$3,467,451,482	$4,193,868

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $1,585,028,896. An amount of $389,043,775 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Treasury Obligations	13.7%
Affiliated Money Market Mutual Fund (3.0% represents investments purchased with collateral from securities on loan)	11.9
Exchange Traded Funds	9.3
Foreign Government Bonds	6.2
Repurchase Agreements	4.4
Banks	3.3
U.S. Government Agency Obligations	3.1
Financial - Bank & Trust	2.7
Pharmaceuticals	2.7
Affiliated Mutual Funds	2.7
Retail	2.4
Oil, Gas and Consumable Fuels	2.4
Insurance	2.2
Financial Services	2.1
Oil & Gas	2.1
Residential Mortgage-Backed Securities	1.9
Chemicals	1.9
Diversified Financial Services	1.9
Media	1.8
Commercial Banks	1.8
Metals & Mining	1.6
Internet	1.3
Hotels, Restaurants & Leisure	1.3
Computer Services & Software	1.3
Transportation	1.1
Biotechnology	1.1
Aerospace & Defense	1.1
Retail & Merchandising	1.0
Machinery	1.0
Electric	1.0
Foods	0.9
Automobile Manufacturers	0.9
Telecommunications	0.8
Municipal Bonds	0.8
Software	0.7
Diversified Manufacturing	0.7
Commercial Services	0.7
Asset-Backed Securities	0.7
Semiconductors & Semiconductor Equipment	0.6
Distribution/Wholesale	0.6
Beverages	0.6
Real Estate Investment Trusts	0.5
Pipelines	0.5
Medical Supplies & Equipment	0.5
Consumer Products & Services	0.5
Communication Equipment	0.5
Real Estate Management & Development	0.4
Industrial Conglomerates	0.4
Diversified Telecommunication Services	0.4
Certificates of Deposits	0.4
Capital Markets	0.4
Airlines	0.4
Specialty Retail	0.3
Real Estate	0.3
Paper & Forest Products	0.3
Energy Equipment & Services	0.3
Electronic Equipment & Instruments	0.3
Electronic Components	0.3

Commercial Paper	0.3%
Commercial Mortgage-Backed Securities	0.3
Automotive Parts	0.3
Wireless Telecommunication Services	0.2
Utilities	0.2
Lumber & Wood Products	0.2
Lodging	0.2
Healthcare Providers & Services	0.2
Healthcare Products & Services	0.2
Hand/Machine Tools	0.2
Food Products	0.2
Automobiles	0.2
Auto/Trucks Parts & Equipment	0.2
Trading Companies & Distributors	0.1
Professional Services	0.1
Multimedia	0.1
Medical-Drugs	0.1
Internet Software & Services	0.1
Household Durables	0.1
Home Furnishings	0.1
Entertainment & Leisure	0.1
Engineering/Construction	0.1
Diversified Machinery	0.1
Commercial Services & Supplies	0.1
Building Products	0.1
Agriculture	0.1
U.S. Government Agency Obligations	(0.7)

110.5
Options Written	(0.1)
Liabilities in excess of other assets	(10.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, equity risk, credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$2,443,928	*	Due from broker-variation margin	$831,763	*
Interest rate contracts	Unrealized appreciation on swap agreements	4,272,623		Unrealized depreciation on swap agreements	166,637
Interest rate contracts	Premiums paid for swap agreements	1,098,965		Premiums received for swap agreements	287,412
Interest rate contracts	Unaffiliated investments	1,030,625		Written options outstanding, at value	4,104,820
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	3,327,372		Unrealized depreciation on foreign currency forward contracts	13,866,904
Credit contracts	Unrealized appreciation on swap agreements	1,720,003		Unrealized depreciation on swap agreements	756,228
Credit contracts	Premiums paid for swap agreements	451,234		Premiums received for swap agreements	1,022,342
Credit contracts	—	—		Due from broker-variation margin	48,050	*
Equity contracts	Due from broker-variation margin	1,588,586	*	Due from broker-variation margin	2,488,194	*
Equity contracts	Unrealized appreciation on swap agreements	7,999,963		Unrealized depreciation on swap agreements	1,500,116
Equity contracts	Premiums paid for swap agreements	160,531		Premiums received for swap agreements	223,869
Equity contracts	Unaffiliated investments	98,913		—	—
Commodity contracts	Due from broker-variation margin	214,501	*	Due from broker-variation margin	190,478	*
Commodity contracts	Unaffiliated investments	202,992		Written options outstanding, at value	252,002

Total		$24,610,236			$25,738,815

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(8,689)	$13,619,172	$1,905,530	$(4,247,095)	$—	$11,268,918
Foreign exchange contracts	—	—	—	53,137	—	(3,837,505)	(3,784,368)
Credit contracts	—	—	—	—	8,270,898	—	8,270,898
Equity contracts	(273,541)	—	30,242,615	—	5,926,774	—	35,895,848
Commodity contracts	—	(228,812)	(236,463)	151,059	—	—	(314,216)

Total	$(273,541)	$(237,501)	$43,625,324	$2,109,726	$9,950,577	$(3,837,505)	$51,337,080

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ADVANCED STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$55,949	$(5,162,309)	$(802,181)	$7,132,144	$—	$1,223,603
Foreign exchange contracts	—	—	—	—	—	(12,726,702)	(12,726,702)
Credit contracts	—	—	—	—	(1,086,445)	—	(1,086,445)
Equity contracts	(4,032)	—	(2,862,515)	—	6,671,513	—	3,804,966
Commodity contracts	—	(256,215)	109,489	298,356	—	—	151,630

Total	$(4,032)	$(200,266)	$(7,915,335)	$(503,825)	$12,717,212	$(12,726,702)	$(8,632,948)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)
$1,018,187	$3,921,027	$499,121,972	$115,137,995	$289,531,547	$743,315,430

Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)	Total Return Swap Agreements(6)	Currency Swap Agreements(6)
$404,655,691	$41,103,794	$98,826,911	$326,128,180	$3,840,000

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ADVANCED STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $188,998,838:
Unaffiliated investments (cost $5,842,263,898)	$6,140,115,174
Affiliated investments (cost $909,881,110)	924,499,893
Cash	2,090,641
Foreign currency, at value (cost $5,971,072)	6,014,120
Deposit with broker	41,000
Receivable for investments sold	178,665,357
Dividends and interest receivable	17,060,267
Receivable for fund share sold	16,786,030
Unrealized appreciation on over-the-counter swap agreements	13,992,589
Due from broker-variation margin	5,846,482
Unrealized appreciation on foreign currency forward contracts	3,327,372
Tax reclaim receivable	2,157,817
Premiums paid for swap agreements	1,710,730
Prepaid expenses	31,220

Total Assets	7,312,338,692

LIABILITIES:
Payable for investments purchased	678,495,042
Payable to broker for collateral for securities on loan	191,903,191
Securities sold short, at value (proceeds received $46,384,689)	46,490,000
Due to broker	14,807,000
Unrealized depreciation on foreign currency forward contracts	13,866,904
Reverse repurchase agreement	5,223,750
Written options outstanding, at value (premiums received $4,972,944)	4,356,822
Unrealized depreciation on over-the-counter swap agreements	2,422,981
Advisory fees payable	2,124,761
Premiums received for swap agreements	1,533,623
Accrued expenses and other liabilities	435,937
Shareholder servicing fees payable	52,702
Interest payable on investments sold short	1,124
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	2

Total Liabilities	961,714,317

NET ASSETS	$6,350,624,375

Net assets were comprised of:
Paid-in capital	$5,815,547,194
Retained earnings	535,077,181

Net assets, December 31, 2012	$6,350,624,375

Net asset value and redemption price per share, $6,350,624,375 / 525,505,743 outstanding shares of beneficial interest	$12.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $2,517,092 foreign withholding tax)	$75,699,191
Interest income	51,144,408
Affiliated dividend income	1,182,232
Affiliated income from securities lending, net	866,322

128,892,153

EXPENSES
Advisory fees	44,380,535
Shareholder servicing fees and expenses	5,088,108
Custodian and accounting fees	1,252,000
Interest expense	170,215
Audit fee	66,000
Trustees’ fees	55,000
Insurance expenses	50,000
Legal fees and expenses	23,000
Commitment fee on syndicated credit agreement	10,000
Shareholders’ reports	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Miscellaneous	54,071

Total expenses	51,166,929
Less: advisory fee waivers and/or expense reimbursement	(1,013,256)
Less: shareholder servicing fee waiver	(1,850,243)

Net expenses	48,303,430

NET INVESTMENT INCOME	80,588,723

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $4,054,651)	154,571,892
Futures transactions	43,625,324
Options written transactions	2,109,726
Short sales transactions	(1,069,151)
Swap agreements transactions	9,950,577
Foreign currency transactions	(7,487,884)

201,700,484

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $12,407,275)	331,481,698
Futures	(7,915,335)
Options written	(503,825)
Short sales	354,222
Swap agreements	12,717,212
Foreign currencies	(12,582,948)

323,551,024

NET GAIN ON INVESTMENTS	525,251,508

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$605,840,231

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$80,588,723	$68,063,920
Net realized gain on investment and foreign currency transactions	201,700,484	94,041,977
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	323,551,024	(275,869,567)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	605,840,231	(113,763,670)

DISTRIBUTIONS	(86,237,382)	(39,887,894)

FUND SHARE TRANSACTIONS:
Fund share sold [256,365,491 and 237,790,397 shares, respectively]	2,958,278,112	2,591,980,163
Fund share issued in reinvestment of distributions [7,818,439 and 3,609,764 shares, respectively]	86,237,382	39,887,894
Fund share repurchased [87,723,799 and 212,999,806 shares, respectively]	(997,765,670)	(2,199,745,243)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,046,749,824	432,122,814

TOTAL INCREASE IN NET ASSETS	2,566,352,673	278,471,250
NET ASSETS:
Beginning of year	3,784,271,702	3,505,800,452

End of year	$6,350,624,375	$3,784,271,702

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 94.7%	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS
AST BlackRock Value Portfolio	20,305,481	$193,511,234
AST Federated Aggressive Growth Portfolio*	4,642,394	44,706,250
AST Goldman Sachs Concentrated Growth Portfolio	8,780,183	275,170,951
AST Goldman Sachs Large-Cap Value Portfolio	11,048,641	194,677,046
AST Goldman Sachs Mid-Cap Growth Portfolio	4,358,542	22,882,343
AST Goldman Sachs Small-Cap Value Portfolio	2,979,542	36,082,250
AST High Yield Portfolio	20,967,466	160,610,790
AST International Growth Portfolio	37,018,400	439,038,218
AST International Value Portfolio	28,619,564	439,596,499
AST Jennison Large-Cap Growth Portfolio*	25,956,818	364,174,152
AST Jennison Large-Cap Value Portfolio	30,899,114	389,328,833
AST Large-Cap Value Portfolio	27,889,930	396,037,012
AST Lord Abbett Core Fixed-Income Portfolio	34,557,445	397,410,613
AST Marsico Capital Growth Portfolio	19,128,122	408,576,683
AST MFS Growth Portfolio*	36,789,397	410,937,560
AST MFS Large-Cap Value Portfolio	18,660,629	191,458,051
AST Mid-Cap Value Portfolio	4,480,409	60,082,281
AST Money Market Portfolio	82,712,553	82,712,553
AST Neuberger Berman Core Bond Portfolio	12,477,313	132,134,747
AST Neuberger Berman Mid-Cap Growth Portfolio*	1,388,504	33,893,382
AST Parametric Emerging Markets Equity Portfolio	16,258,420	145,512,861
AST PIMCO Limited Maturity Bond Portfolio	7,882,285	83,394,576
AST PIMCO Total Return Bond Portfolio	59,258,338	741,914,390
AST Prudential Core Bond Portfolio	83,402,934	901,585,720
AST Small-Cap Growth Portfolio*	2,928,918	66,369,283
AST Small-Cap Value Portfolio	5,682,715	84,786,111
AST T. Rowe Price Equity Income Portfolio	60,855,863	578,130,699
AST T. Rowe Price Global Bond Portfolio	23,137	258,908
AST T. Rowe Price Large-Cap Growth Portfolio*	25,637,480	366,872,339
AST T. Rowe Price Natural Resources Portfolio	2,108,650	41,540,406
AST Western Asset Core Plus Bond Portfolio	44,543,880	477,510,397
AST Western Asset Emerging Markets Debt Portfolio	9,020,892	94,268,318

TOTAL LONG-TERM INVESTMENTS (cost $7,772,206,149)(w)		8,255,165,456

SHORT-TERM INVESTMENTS — 5.2%
AFFILIATED MONEY MARKET MUTUAL FUND — 5.0%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $435,873,341)(w)(Note 4)	435,873,341	435,873,341

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills (cost $15,998,245)
0.046%	03/21/13	$16,000	$15,998,784

TOTAL SHORT-TERM INVESTMENTS (cost $451,871,586)			451,872,125

TOTAL INVESTMENTS — 99.9% (cost $8,224,077,735)			8,707,037,581
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.1%			5,157,669

NET ASSETS — 100.0%			$8,712,195,250

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown is the effective yield at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
1,124	10 Year U.S. Treasury Notes	Mar. 2013	$149,641,859	$149,246,125	$(395,734)
209	CAC40 10 Euro	Jan. 2013	10,027,917	10,047,228	19,311
40	DAX Index	Mar. 2013	10,050,818	10,056,098	5,280
154	FTSE 100 Index	Mar. 2013	14,656,005	14,629,737	(26,268)
273	Russell 2000 Mini	Mar. 2013	22,551,435	23,112,180	560,745
532	S&P 500	Mar. 2013	191,601,307	188,873,300	(2,728,007)
153	TOPIX Index	Mar. 2013	13,891,591	15,214,348	1,322,757

					$(1,241,916)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$8,691,038,797	$—	$—
U.S. Treasury Obligation	—	15,998,784	—
Other Financial Instruments*
Futures	(1,241,916)	—	—

Total	$8,689,796,881	$15,998,784	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Investment Type
Core Bonds	31.4%
Large/Mid-Cap Growth	28.2
Large/Mid-Cap Value	16.4
Money Market	6.0
International Value	5.0
International Growth	5.0
Emerging Markets	2.7
High Yield	1.8%
Small-Cap Value	1.4
Small-Cap Growth	1.3
Sector	0.5
U.S. Treasury Obligation	0.2

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from broker-variation margin	$395,734	*
Equity contracts	Due from broker-variation margin	1,908,093	*	Due from broker-variation margin	2,754,275	*

Total		$1,908,093			$3,150,009

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$5,532,981
Equity contracts	34,508,780

Total	$40,041,761

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,924,705)
Equity contracts	(3,213,928)

Total	$(5,138,633)

For the year ended December 31, 2012, the Portfolio’s average value at trade date for futures long position was $367,546,265.

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST BALANCED ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Affiliated investments (cost $8,208,079,490)	$8,691,038,797
Unaffiliated investments (cost $15,998,245)	15,998,784
Deposit with broker	349,114
Receivable for fund share sold	8,504,900
Due from broker-variation margin	4,964,625
Dividends and interest receivable	72,156
Prepaid expenses	2,312

Total Assets	8,720,930,688

LIABILITIES:
Payable for investments purchased	6,458,885
Payable for fund share repurchased	1,309,158
Advisory fees payable	446,350
Due to broker	349,114
Accrued expenses and other liabilities	171,003
Affiliated transfer agent fee payable	478
Deferred trustees’ fees	450

Total Liabilities	8,735,438

NET ASSETS	$8,712,195,250

Net assets were comprised of:
Paid-in capital	$7,857,672,003
Retained earnings	854,523,247

Net assets, December 31, 2012	$8,712,195,250

Net asset value and redemption price per share, $8,712,195,250 / 742,676,450 outstanding shares of beneficial interest	$11.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Affiliated dividend income	$96,615,335
Interest income	11,618

96,626,953

EXPENSES
Advisory fees	11,924,705
Custodian and accounting fees	346,000
Trustees’ fees	81,000
Legal fees and expenses	26,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	20,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	5,000
Insurance expenses	4,000
Miscellaneous	13,566

Total expenses	12,449,271
Less: advisory fee waivers and/or expense reimbursement	(294,980)

Net expenses	12,154,291

NET INVESTMENT INCOME	84,472,662

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $205,623,076)	205,623,076
Net capital gain distribution received (including affiliated $43,909,496)	43,909,496
Futures transactions	40,041,761
Foreign currency transactions	(699,307)

288,875,026

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $489,554,823)	489,555,779
Futures	(5,138,633)
Foreign currencies	7,819

484,424,965

NET GAIN ON INVESTMENTS	773,299,991

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$857,772,653

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$84,472,662	$74,212,110
Net realized gain on investment and foreign currency transactions	288,875,026	486,617,297
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	484,424,965	(785,097,725)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	857,772,653	(224,268,318)

DISTRIBUTIONS	(312,222,168)	(44,246,873)

FUND SHARE TRANSACTIONS:
Fund share sold [235,085,351 and 261,543,499 shares, respectively]	2,678,407,412	2,872,403,926
Fund share issued in reinvestment of distributions [28,723,290 and 3,947,089 shares, respectively]	312,222,168	44,246,873
Fund share repurchased [112,116,860 and 294,562,670 shares, respectively]	(1,271,395,108)	(3,088,528,299)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,719,234,472	(171,877,500)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,264,784,957	(440,392,691)
NET ASSETS:
Beginning of year	6,447,410,293	6,887,802,984

End of year	$8,712,195,250	$6,447,410,293

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 77.4%
COMMON STOCKS — 19.7%	Shares	Value (Note 2)

Aerospace & Defense — 0.3%
Raytheon Co.	14,025	$807,279
United Technologies Corp.	56,463	4,630,531

		5,437,810

Airlines — 0.1%
Delta Air Lines, Inc.*	66,375	787,871
United Continental Holdings, Inc.*	39,884	932,488

		1,720,359

Apparel — 0.4%
Coach, Inc.	94,952	5,270,786
NIKE, Inc. (Class B Stock)	20,200	1,042,320

		6,313,106

Auto Parts & Equipment
Dana Holding Corp.	20,000	312,200
TRW Automotive Holdings Corp.*	12,200	654,042

		966,242

Automobile Manufacturers — 0.2%
Nissan Motor Co. Ltd. (Japan)	399,700	3,792,705

Beverages — 0.4%
Anheuser-Busch InBev NV (Belgium)	66,165	5,761,983
Coca-Cola Co. (The)	39,125	1,418,281
Constellation Brands, Inc. (Class A Stock)*	14,850	525,541

		7,705,805

Building Materials — 0.2%
Ainsworth Lumber Co. Ltd. (Canada)*	10,708	29,066
Masco Corp.	257,304	4,286,685

		4,315,751

Chemicals — 0.9%
CF Industries Holdings, Inc.	2,100	426,636
Ecolab, Inc.	62,775	4,513,523
Huntsman Corp.	20,000	318,000
Linde AG (Germany)	27,587	4,826,326
Praxair, Inc.	50,104	5,483,883
Uranium Participation Corp. (Canada)*	8,500	46,145

		15,614,513

Commercial Banks — 1.4%
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	6,490,500	4,707,262
BNP Paribas SA (France)	37,088	2,111,433
CIT Group, Inc.*	32,324	1,248,999
Citigroup, Inc.	59,267	2,344,603
Goldman Sachs Group, Inc. (The)	16,362	2,087,137
ICICI Bank Ltd. (India), ADR	113,184	4,935,954
Sberbank of Russia (Russia), ADR	396,681	4,982,313
State Street Corp.	5,168	242,948
SunTrust Banks, Inc.	8,779	248,885
U.S. Bancorp	60,975	1,947,541

		24,857,075

Commercial Services & Supplies — 0.4%
Mastercard, Inc. (Class A Stock)	3,930	1,930,730
Newell Rubbermaid, Inc.	234,062	5,212,561

		7,143,291

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Services & Software — 0.6%
Activision Blizzard, Inc.	73,900	$784,818
CA, Inc.	4,875	107,153
EMC Corp.*	255,379	6,461,089
Microsoft Corp.	65,250	1,744,133
Oracle Corp.	46,800	1,559,376

		10,656,569

Computers & Peripherals — 0.6%
Apple, Inc.	5,930	3,160,868
Cognizant Technology Solutions Corp. (Class A Stock)*	61,556	4,558,222
International Business Machines Corp.	4,050	775,777
Spansion, Inc. (Class A Stock)*	23,323	324,423
Teradata Corp.*	13,800	854,082
Western Digital Corp.	11,700	497,133

		10,170,505

Construction & Engineering
KBR, Inc.	28,300	846,736

Consumer Products & Services — 0.3%
Reckitt Benckiser Group PLC (United Kingdom)	80,698	5,122,701

Containers & Packaging — 0.1%
Packaging Corp. of America	26,513	1,019,955
Rock-Tenn Co. (Class A Stock)	13,200	922,812

		1,942,767

Diversified Financial Services — 0.5%
Discover Financial Services	23,350	900,143
JPMorgan Chase & Co.	182,008	8,002,891
NASDAQ OMX Group, Inc. (The)	10,700	267,607

		9,170,641

Electric — 0.1%
AES Corp. (The)	34,075	364,603
Ameren Corp.	6,150	188,928
NRG Energy, Inc.	18,725	430,488

		984,019

Electronic Components & Equipment — 0.4%
Agilent Technologies, Inc.	153,871	6,299,478
Avnet, Inc.*	15,500	474,455

		6,773,933

Entertainment & Leisure
Tyco International Ltd. (Switzerland)	15,375	449,719

Environmental Control
ADA-ES, Inc.*	1,420	23,970

Foods
ConAgra Foods, Inc.	23,775	701,363

Healthcare Products — 0.2%
Edwards Lifesciences Corp.*	31,236	2,816,550

Healthcare Providers & Services — 0.1%
UnitedHealth Group, Inc.	19,025	1,031,916

Insurance — 0.9%
American International Group, Inc.*	79,881	2,819,800
Berkshire Hathaway, Inc. (Class B Stock)*	74,248	6,660,046
Chubb Corp. (The)	11,300	851,116
Progressive Corp. (The)	183,234	3,866,237

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Reinsurance Group of America, Inc.	7,700	$412,104
Travelers Cos., Inc. (The)	13,925	1,000,093

		15,609,396

Internet Software & Services — 0.5%
Google, Inc. (Class A Stock)*	3,750	2,660,137
MercadoLibre, Inc.	69,916	5,493,300

		8,153,437

Investment Companies — 0.1%
American Capital Ltd.*	147,740	1,772,880

Machinery & Equipment — 0.8%
Atlas Copco AB (Sweden) (Class A Stock)	160,811	4,459,334
Cummins, Inc.	5,350	579,673
FANUC Corp. (Japan)	22,300	4,148,906
Stanley Black & Decker, Inc.	70,960	5,248,911

		14,436,824

Manufacturing — 0.2%
3M Co.	21,175	1,966,099
General Electric Co.	19,025	399,335
Ingersoll-Rand PLC (Ireland)	36,000	1,726,560
Textron, Inc.	6,525	161,755

		4,253,749

Media — 2.1%
Charter Communications, Inc. (Class A Stock)*	39,160	2,985,558
Comcast Corp. (Class A Stock)	333,543	12,467,837
DIRECTV*	154,966	7,773,095
Discovery Communications, Inc. (Class A Stock)*	80,406	5,104,173
News Corp. (Class A Stock)	72,575	1,853,565
Time Warner Cable, Inc.	18,070	1,756,223
Time Warner, Inc.	108,838	5,205,722

		37,146,173

Metals & Mining — 0.5%
Assa Abloy AB (Sweden) (Class B Stock)	137,606	5,179,862
Rio Tinto PLC (United Kingdom)	59,998	3,499,440

		8,679,302

Oil, Gas & Consumable Fuels — 1.2%
Chevron Corp.	17,575	1,900,561
Exxon Mobil Corp.	33,475	2,897,261
Marathon Oil Corp.	25,700	787,962
Marathon Petroleum Corp.	20,825	1,311,975
Oceaneering International, Inc.	8,175	439,733
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	263,425	9,398,082
Schlumberger Ltd. (Netherlands)	56,747	3,932,000
Suncor Energy, Inc. (Canada)	46,775	1,542,640

		22,210,214

Paper & Forest Products — 0.1%
Domtar Corp.	1,575	131,544
International Paper Co.	30,500	1,215,120

		1,346,664

Pharmaceuticals — 1.7%
Abbott Laboratories	19,025	1,246,137

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.	19,925	$649,356
Eli Lilly & Co.	13,975	689,247
Forest Laboratories, Inc.*	17,475	617,217
Ironwood Pharmaceuticals, Inc.*	5,100	56,559
Johnson & Johnson	3,600	252,360
McKesson Corp.	9,750	945,360
Merck & Co., Inc.	34,950	1,430,853
Pfizer, Inc.	451,740	11,329,639
Roche Holding AG (Switzerland)	40,523	8,192,988
Sanofi (France)	54,626	5,180,205

		30,589,921

Retail & Merchandising — 0.8%
AutoZone, Inc.*	11,457	4,060,704
CVS Caremark Corp.	35,525	1,717,634
Nordstrom, Inc.	2,850	152,475
PetSmart, Inc.	11,265	769,850
Swatch Group AG (The) (Switzerland)	10,472	5,310,395
Wal-Mart Stores, Inc.	26,750	1,825,153

		13,836,211

Semiconductors & Semiconductor Equipment — 1.3%
ASML Holding NV (Netherlands)	58,064	3,723,877
Freescale Semiconductor Ltd. (Bermuda)*	5,211	57,373
Intel Corp.	4,850	100,055
KLA-Tencor Corp.	26,550	1,268,028
Lam Research Corp.*	131,674	4,757,382
NXP Semiconductor NV (Netherlands)*	10,677	281,552
Samsung Electronics Co. Ltd. (South Korea)	1,810	2,600,608
Texas Instruments, Inc.	136,632	4,227,394
Veeco Instruments, Inc.*	79,901	2,358,678
Xilinx, Inc.	109,806	3,942,035

		23,316,982

Telecommunications — 1.0%
Level 3 Communications, Inc.*	16,340	377,617
Rogers Communications, Inc. (Canada) (Class B Stock)	84,811	3,850,472
Verizon Communications, Inc.	24,475	1,059,033
Vodafone Group PLC (United Kingdom)	4,854,025	12,218,929

		17,506,051

Tobacco — 1.1%
Imperial Tobacco Group PLC (United Kingdom)	325,538	12,621,681
Philip Morris International, Inc.	73,890	6,180,160

		18,801,841

Transportation — 0.2%
Expeditors International of Washington, Inc.	84,806	3,354,077

TOTAL COMMON STOCKS (cost $325,461,946)		349,571,768

EXCHANGE TRADED FUNDS — 9.2%
Financial Select Sector SPDR Fund	2,166,025	35,522,810
Health Care Select Sector SPDR Fund(a)	1,180,940	47,178,553
Industrial Select Sector SPDR Fund(a)	1,070,960	40,589,384
Technology Select Sector SPDR Fund	1,340,149	38,797,313

TOTAL EXCHANGE TRADED FUNDS (cost $157,869,485)		162,088,060

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

PREFERRED STOCKS — 0.3%			Shares	Value (Note 2)

Auto Parts & Equipment
Dana Holding Corp., Series B, CVT, 144A, 4.000%			7,500	$986,250

Commercial Banks — 0.3%
Ally Financial, Inc., 7.000%			2,359	2,317,054
GMAC Capital Trust I, Series 2, 8.125%			89,290	2,379,579

				4,696,633

TOTAL PREFERRED STOCKS (cost $5,169,062)				5,682,883

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
ASSET-BACKED SECURITIES — 1.8%
Access Group, Inc.,
Series 2002-1, Class A2
0.490%(c)	09/25/25	Aa3	$195	194,760
Series 2004-A, Class A2
0.575%(c)	04/25/29	Baa1	470	452,581
AH Mortgage Advance Trust Co. Ltd. (Cayman Islands),
Series SART-3, Class 1A1, 144A
2.980%	03/13/43	AAA(d)	1,185	1,190,079
AH Mortgage Servicer Advance Revolving Trust 2 (Cayman Islands),
Series SART-2, Class A1, 144A
3.270%	09/15/43	AAA(d)	427	431,788
Ally Auto Receivables Trust,
Series 2009-B, Class B, 144A
3.670%	03/16/15	Aaa	300	308,105
AmeriCredit Automobile Receivables Trust,
Series 2009-1, Class B
9.790%	04/15/14	Aaa	596	607,799
Series 2010-1, Class C
5.190%	08/17/15	Aaa	400	416,568
Series 2010-1, Class D
6.650%	07/17/17	Aa1	635	675,389
Series 2010-4, Class D
4.200%	11/08/16	Aa2	400	420,278
BA Credit Card Trust,
Series 2006-C5, Class C5
0.609%(c)	01/15/16	A3	1,893	1,893,344
Series 2008-C5, Class C5
4.959%(c)	03/15/16	A3	900	931,448
Bank One Issuance Trust,
Series 2003-C3, Class C3
4.770%	02/16/16	Baa2	800	814,274
Bear Stearns Asset Backed Securities Trust,
Series 2005-HE10, Class A3
0.590%(c)	11/25/35	Aa2	21	21,146
Capital One Multi-Asset Execution Trust,
Series 2003-C3, Class C3
2.459%(c)	07/15/16	Ba1	200	201,985
Citibank Credit Card Issuance Trust,
Series 2003-C4, Class C4
5.000%	06/10/15	Baa2	1,500	1,527,285
Series 2006-C1, Class C1
0.611%(c)	02/20/15	Baa2	1,000	999,983
Countrywide Asset-Backed Certificates,
Series 2004-6, Class 2A5
0.600%(c)	11/25/34	Aa3	314	299,831

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Series 2005-BC5, Class 3A3
0.580%(c)	01/25/36	A2	$176	$175,439
FBR Securitization Trust,
Series 2005-5, Class AV23
0.460%(c)	11/25/35	Aa2	81	81,333
Greenpoint Mortgage Funding Trust,
Series 2005-HE1, Class M1
0.810%(c)	09/25/34	AA(d)	376	368,843
GSAMP Trust,
Series 2004-SEA2, Class A2B
0.760%(c)	03/25/34	Aaa	171	169,298
Home Equity Asset Trust,
Series 2007-2, Class 2A1
0.320%(c)	07/25/37	A1	103	102,182
Keycorp Student Loan Trust,
Series 2005-A, Class 2A3
0.540%(c)	09/28/26	Aaa	518	510,217
Series 2006-A, Class 2A3
0.500%(c)	06/27/29	Aaa	1,200	1,164,514
MBNA Credit Card Master Note Trust,
Series 2006-C1, Class C1
0.629%(c)	07/15/15	A3	1,000	1,000,003
Park Place Securities, Inc.,
Series 2005-WCW3, Class A2C
0.590%(c)	08/25/35	A2	237	227,943
Residential Asset Mortgage Products, Inc.,
Series 2005-EFC5, Class A2
0.480%(c)	10/25/35	A1	165	161,837
Series 2005-RZ3, Class A2
0.480%(c)	09/25/35	A1	239	236,547
Series 2006-RZ1, Class A2
0.400%(c)	03/25/36	A1	319	317,047
Santander Drive Auto Receivables Trust,
Series 2010-2, Class C
3.890%	07/17/17	AA(d)	326	337,122
Series 2010-3, Class C
3.060%	11/15/17	AA(d)	550	568,053
Series 2010-B, Class B, 144A
2.100%	09/15/14	AA+(d)	938	940,188
Series 2010-B, Class C, 144A
3.020%	10/17/16	AA(d)	1,400	1,425,977
Series 2011-1, Class C
3.110%	05/16/16	Aa1	700	720,822
Series 2011-3, Class B
2.500%	12/15/15	Aa1	200	203,248
Series 2011-3, Class D
4.230%	05/15/17	Baa2	400	421,430
Series 2011-4, Class B
2.900%	05/16/16	Aa1	1,258	1,290,114
Series 2011-S1A, Class D, 144A
3.100%	05/15/17	A-(d)	566	567,770
SLC Student Loan Trust,
Series 2009-AA, Class A, 144A
4.750%(c)	06/15/33	Aaa	981	938,142
SLM Student Loan Trust,
Series 2004-A, Class A2
0.508%(c)	03/16/20	Aaa	1,334	1,321,859
Series 2005-A, Class A2
0.448%(c)	12/15/20	Aaa	554	548,245
Series 2006-B, Class A3

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
0.448%(c)	12/15/22	Aaa	$258	$256,483
Series 2006-C, Class A3
0.438%(c)	06/15/21	Aaa	1,280	1,266,824
Series 2009-CT, Class 1A, 144A
2.350%(c)	04/15/39	Aaa	1,082	1,088,515
Series 2009-CT, Class 2A, 144A
2.059%(c)	04/15/39	Aaa	1,067	1,069,816
Series 2009-D, Class A, 144A
3.500%(c)	08/17/43	AAA(d)	1,742	1,685,589
Series 2010-A, Class 1A, 144A
3.200%(c)	05/16/44	Aaa	782	819,573
Series 2012-B, Class A1, 144A
1.309%(c)	12/15/21	Aaa	314	315,944
Series 2012-D, Class A1, 144A
1.259%(c)	06/15/23	Aaa	219	221,020
Specialty Underwriting & Residential Finance,
Series 2005-BC1, Class M2
0.960%(c)	12/25/35	Aa2	111	109,965
Structured Asset Securities Corp.,
Series 2007-BC1, Class A2
0.260%(c)	02/25/37	Aa1	65	64,333

TOTAL ASSET-BACKED SECURITIES (cost $32,026,240)				32,082,878

BANK LOANS(c) — 1.9%
Advertising
Affinion Group, Inc.,
Tranche Term Loan B
6.500%	10/09/16	Ba3	30	26,938

Aerospace & Defense
Hamilton Sunstrand,
Term Loan
5.000%	12/28/19	B1	665	670,819

Auto Parts & Equipment
Federal-Mogul Corp.,
Term Loan
2.138%	12/27/15	B1	135	124,258
2.140%	12/27/14	B1	438	402,151

				526,409

Chemicals
Ineos US Finance LLC,
Cash Dollar Term Loan
6.500%	04/19/18	B1	579	584,927

Commercial Services & Supplies
Interactive Data Corp.,
Term Loan B
4.500%	02/11/18	Ba3	289	290,260

Computer Services & Software — 0.2%
First Data Corp.,
2018 Dollar Term Loan
4.211%	03/24/18	B1	340	323,378
Kronos, Inc. Bank Loan,
Term Loan
9.750%	04/23/20	Caa1	530	530,000
Lawson Software, Inc.,
Tranche Term Loan B-2
5.250%	04/15/18	Ba3	876	882,720

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Computer Services & Software (continued)
Zayo Group LLC,
Term Loan
5.250%	03/31/19	B1	$1,607	$1,622,191

				3,358,289

Distribution/Wholesale — 0.1%
HD Supply, Inc.,
Term Loan
7.250%	10/12/17	B2	796	816,066

Diversified Financial Services — 0.2%
iStar Financial, Inc.,
Term Loan
5.750%	10/08/17	B1	216	218,177
Nuveen Investments, Inc.,
First Lien Incremental Term Loan
7.250%	05/13/17	B2	165	165,371
Springleaf Financial Services,
Term Loan B
5.500%	05/10/17	B3	715	710,308
Vodafone Americas Finance 2, Inc.,
Term Loan A
6.250%	07/11/16	NR	1,444	1,407,656

				2,501,512

Entertainment & Leisure
Getty Images, Inc.,
Initial Term Loan
4.750%	09/12/19	B1	595	595,093

Environmental Control
ADS Waste Holdings, Inc.,
Term Loan
5.250%	09/21/19	B1	460	465,175

Healthcare Products
Bausch & Lomb, Inc.,
Parent Term Loan
5.250%	04/20/19	B1	343	346,095

Healthcare Providers & Services
LHP Operations Co. LLC,
Term Loan
9.000%	06/20/18	B3	219	220,542

Hotels, Restaurants & Leisure — 0.4%
Caesars Entertainment Operating Co., Inc.,
Term Loan B1
3.210%	01/28/15	B2	105	103,250
Term Loan B2
3.210%	01/28/15	B2	50	49,167
Term Loan B3
3.211%	01/28/15	B2	80	78,470
Term Loan B4
9.500%	10/31/16	B2	210	212,513
Harrahs Las Vegas Propco, LLC,
Senior Loan
1.601%	02/13/13	NR	5,546	4,919,302
MGM Resorts International,
Term Loan B
4.250%	12/27/19	Ba2	1,280	1,292,480

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Hotels, Restaurants & Leisure (continued)
NP Opco LLC,
Term Loan B
5.500%	09/11/19	B2	$928	$933,184
Stockbridge SBE Holdings LLC,
Tranche Term Loan B
13.000%	04/13/17	B2	100	99,750

				7,688,116

Insurance
Alliant Insurance Services (The),
Term Loan
5.000%	12/03/19	B3	350	353,063

Investment Companies — 0.1%
American Capital Ltd.,
Sr. Sec’d. Term Loan
5.500%	08/01/16	B2	793	804,895

Manufacturing — 0.1%
Eastman Kodak Co.,
Term Loan (DIP)
8.500%	07/20/13	NR	468	462,568
Rexnord LLC,
Term Loan B Refinancing
4.500%	04/01/18	Ba2	416	418,752
Wilsonart LLC,
Term Loan B
5.500%	10/18/19	B2	430	432,257

				1,313,577

Media — 0.1%
Cengage Learning Acquisitions, Inc.,
Term Loan
2.720%	07/03/14	Caa2	69	54,434
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.866%	01/29/16	Caa1	946	782,582
Tranche Term Loan C
3.866%	01/29/16	Caa1	309	247,202
Wolverine Healthcareanalytics, Inc.,
Tranche Term Loan B
6.750%	05/24/19	Caa1	289	288,550

				1,372,768

Metals & Mining — 0.2%
Constellium Holdco BV,
Initial Term Loan
9.250%	05/18/18	B2	328	328,350
FMG Resources August 2006 Pty Ltd.,
Term Loan
5.250%	10/04/17	Ba1	2,434	2,451,013
Schaeffler AG,
Term Loan B-2
6.000%	01/27/17	NR	1,245	1,256,672

				4,036,035

Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp.,
Term Loan
5.750%	12/02/17	Ba3	1,470	1,471,020

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Oil, Gas & Consumable Fuels (continued)
Dynegy Power LLC,
Term Loan
9.250%	08/01/16	B2	$732	$758,720
Term Loan B
9.250%	08/01/16	B2	1,181	1,231,336
Offshore Group Investment Ltd.,
Term Loan
6.250%	10/05/17	NR	992	989,956
Samson Resources Corp.,
Term Loan B
6.000%	09/12/17	B1	210	211,531

				4,662,563

Publishing
MTL Publishing LLC,
Term Loan B
5.500%	02/07/18	Ba3	303	306,586

Real Estate — 0.1%
GMACM Borrower LLC,
Term Loan A-1
5.000%	11/22/13	NR	975	977,437
Term Loan A-2
6.750%	11/14/13	NR	145	146,087
Realogy Corp.,
Extended FL Term Loan
4.461%	10/10/16	B1	457	457,987
Extended Synthetic Commitment
2.232%	10/10/16	B1	33	33,128

				1,614,639

Telecommunications — 0.1%
Intelsat Jackson Holdings SA (Luxembourg),
Tranche Term Loan B-1
4.500%	04/02/18	B1	1,292	1,300,034
Level 3 Financing, Inc.,
B-II 2019 Tranche Term Loan
4.750%	08/01/19	Ba3	575	576,318

				1,876,352

TOTAL BANK LOANS (cost $33,738,338)				34,430,719

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
Banc of America Commercial Mortgage Trust,
Series 2006-5, Class AM
5.448%	09/10/47	Baa1	205	218,815
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2004-6, Class A3
4.512%	12/10/42	AAA(d)	124	125,233
Series 2005-5, Class A4
5.115%(c)	10/10/45	Aaa	1,113	1,233,605
Bear Stearns Commercial Mortgage Securities,
Series 2002-TOP8, Class A2
4.830%	08/15/38	AAA(d)	29	28,629
Commercial Mortgage Pass-Through Certificates,
Series 2007-C9, Class A4
5.800%(c)	12/10/49	Aaa	377	448,520

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
DBRR Trust,
Series 2012-EZ1, Class A, 144A
0.946%	09/25/45	Aaa	$1,091	$1,093,074
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class AM
5.867%(c)	07/10/38	Aa3	450	506,255
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB13, Class A4
5.292%(c)	01/12/43	Aaa	575	633,078
Series 2006-CB14, Class A4
5.481%(c)	12/12/44	Aaa	485	545,090
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class A4
5.372%	09/15/39	Aaa	840	965,771
Series 2007-C2, Class A3
5.430%	02/15/40	A-(d)	1,050	1,205,052
Merrill Lynch Mortgage Trust,
Series 2008-C1, Class A4
5.690%	02/12/51	Aaa	500	591,751
Morgan Stanley Capital I Trust,
Series 2003-IQ4, Class A2
4.070%	05/15/40	Aaa	425	426,476
Series 2005-IQ9, Class A5
4.700%	07/15/56	AAA(d)	290	310,134
Morgan Stanley Reremic Trust,
Series 2009-GG10, Class A4A, 144A
5.789%(c)	08/12/45	Aaa	800	933,384
ORES NPL LLC,
Series 2012-LV1, Class A, 144A
4.000%	09/25/44	Baa3	851	857,315
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A4
5.572%	10/15/48	Aaa	500	573,533

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $10,537,880)				10,695,715

CONVERTIBLE BONDS — 0.2%
Computer Services & Software
EMC Corp.,
Sr. Unsec’d. Notes
1.750%	12/01/13	A(d)	209	333,616

Computers & Peripherals
SanDisk Corp.,
Sr. Unsec’d. Notes
1.500%	08/15/17(a)	BB(d)	300	348,000

Home Builders
K Hovnanian Enterprises, Inc.,
Gtd. Notes
6.000%	12/01/17	Caa3	60	85,182

Hotels, Restaurants & Leisure — 0.1%
MGM Resorts International,
Gtd. Notes
4.250%	04/15/15	B3	537	568,213

Metals & Mining — 0.1%
Alpha Appalachia Holdings, Inc.,
Gtd. Notes
3.250%	08/01/15	B+(d)	639	615,037

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Metals & Mining (continued)
Goldcorp, Inc. (Canada),
Sr. Unsec’d. Notes
2.000%	08/01/14(a)	BBB+(d)	$300	$330,937
Newmont Mining Corp.,
Gtd. Notes
1.250%	07/15/14(a)	BBB+(d)	500	588,437

				1,534,411

Semiconductors & Semiconductor Equipment
Micron Technology, Inc.,
Sr. Unsec’d. Notes, 144A
2.375%	05/01/32	BB-(d)	206	198,533

TOTAL CONVERTIBLE BONDS (cost $3,109,282)				3,067,955

CORPORATE BONDS — 20.1%
Advertising — 0.1%
Affinion Group, Inc.,
Gtd. Notes
7.875%	12/15/18	Caa1	810	617,625
Checkout Holding Corp.,
Sr. Notes, 144A
13.330%(s)	11/15/15	Caa1	250	175,000
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
10.000%	07/15/17	Baa3	185	202,113
inVentiv Health, Inc.,
Gtd. Notes, 144A
10.000%	08/15/18	Caa2	20	17,250
Sr. Sec’d. Notes, 144A
9.000%	01/15/18	B2	250	252,500
Omnicom Group, Inc.,
Gtd. Notes
4.450%	08/15/20	Baa1	300	333,821

				1,598,309

Aerospace & Defense — 0.2%
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes
10.000%	06/01/17	B3	505	554,237
L-3 Communications Corp.,
Gtd. Notes
3.950%	11/15/16	Baa3	100	108,127
4.950%	02/15/21	Baa3	400	451,322
Lockheed Martin Corp.,
Unsec’d. Notes, 144A
4.070%	12/15/42	Baa1	558	548,121
Meccanica Holdings USA, Inc.,
Gtd. Notes, 144A
6.250%	07/15/19	Baa3	405	406,175
Raytheon Co.,
Sr. Unsec’d. Notes
4.700%	12/15/41	A3	300	339,497
Sequa Corp.,
Gtd. Notes, 144A
7.000%	12/15/17	Caa1	590	593,687
Silver II Borrower/Silver II US Holdings LLC (Luxembourg),
Gtd. Notes, 144A
7.750%	12/15/20	Caa1	289	299,115

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
United Technologies Corp.,
Sr. Unsec’d. Notes
4.875%	05/01/15	A2		$300	$329,446

					3,629,727

Airlines — 0.2%
American Airlines 2011-2 Class A Pass-Through Trust,
Pass-Through Certificates
8.625%	04/15/23	Baa3		493	511,102
Continental Airlines 2012-3 Class C Pass-Through Certificates,
Pass-Through Certificates, 144A
6.125%	04/29/18	B1		950	950,000
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/15(a)	Ba2		785	824,250
US Airways 2011-1 Class C Pass-Through Trust,
Pass-Through Certificates
10.875%	10/22/14	B3		246	253,861
US Airways 2012-1 Class C Pass-Through Trust,
Pass-Through Certificates
9.125%	10/01/15	B3		320	331,200
US Airways 2012-2 Class B Pass-Through Trust,
Pass-Through Certificates
6.750%	12/03/22	B1		400	411,500

					3,281,913

Apparel
Levi Strauss & Co.,
Sr. Unsec’d. Notes
7.750%	05/15/18	B2	EUR	50	70,948
VF Corp.,
Sr. Unsec’d. Notes
3.500%	09/01/21	A3		100	105,783

					176,731

Auto Parts & Equipment — 0.1%
Continental Rubber of America Corp.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/19	Ba2		150	153,509
Delphi Corp.,
Gtd. Notes
6.125%	05/15/21	Ba2		350	388,500
IDQ Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	04/01/17	B3		265	285,537
Jaguar Land Rover PLC (United Kingdom),
Gtd. Notes
8.250%	03/15/20	Ba3	GBP	344	619,934
Titan International, Inc.,
Sr. Sec’d. Notes
7.875%	10/01/17	B1		275	292,187

					1,739,667

Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
2.500%	07/15/22	A3		900	905,634
Constellation Brands, Inc.,
Gtd. Notes
6.000%	05/01/22	Ba1		205	234,725

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Beverages (continued)
PepsiCo, Inc.,
Sr. Unsec’d. Notes
3.600%	08/13/42	Aa3		$200	$194,867

					1,335,226

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
2.300%	06/15/16	Baa1		100	103,965
Biogen Idec, Inc.,
Sr. Unsec’d. Notes
6.875%	03/01/18	Baa2		800	990,932
Bio-Rad Laboratories, Inc.,
Sr. Unsec’d. Notes
4.875%	12/15/20	Ba1		200	211,450
Celgene Corp.,
Sr. Unsec’d. Notes
3.250%	08/15/22	Baa2		700	713,569
3.950%	10/15/20	Baa2		400	434,114

					2,454,030

Building Materials — 0.2%
Ainsworth Lumber Co. Ltd. (Canada),
Sr. Sec’d. Notes, 144A
7.500%	12/15/17	B2		555	581,363
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%	05/01/21	Ba3		775	856,375
Sr. Sec’d. Notes, 144A
7.000%	02/15/20	Ba1		140	152,600
Buzzi Unicem SpA (Italy),
Sr. Unsec’d. Notes
6.250%	09/28/18	BB+(d)	EUR	138	194,351
Grohe Holding GmbH (Germany),
Sec’d. Notes
8.750%(c)	12/15/17	B3	EUR	100	138,266
Spie BondCo 3 SCA (Luxembourg),
Gtd. Notes
11.000%	08/15/19	Caa1	EUR	215	310,042
USG Corp.,
Sr. Unsec’d. Notes
9.750%	01/15/18	Caa2		480	543,600

					2,776,597

Chemicals — 0.9%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22	Baa2		750	745,243
Ashland, Inc.,
Gtd. Notes, 144A
4.750%	08/15/22	Ba2		230	239,200
Basell Finance Co. BV (Netherlands),
Gtd. Notes, 144A
8.100%	03/15/27	BB+(d)		300	400,500
Celanese US Holdings LLC,
Gtd. Notes
4.625%	11/15/22	Ba2		220	230,450
5.875%	06/15/21	Ba2		2,090	2,340,800
CF Industries, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (continued)
Gtd. Notes
7.125%	05/01/20	Baa3		$800	$1,006,830
Ciech Group Financing AB (Poland),
Sec’d. Notes
9.500%	11/30/19	B2	EUR	160	231,257
Hexion US Finance Corp.,
Sr. Sec’d. Notes
6.625%	04/15/20	Ba3		135	137,363
Huntsman International LLC,
Gtd. Notes
8.625%	03/15/20	B2		60	67,950
8.625%	03/15/21	B2		760	868,300
Gtd. Notes, 144A
4.875%	11/15/20	B1		512	517,760
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
7.500%	05/01/20	B1		240	251,400
LyondellBasell Industries NV (Netherlands),
Sr. Unsec’d. Notes
5.750%	04/15/24(a)	Baa3		1,975	2,320,625
6.000%	11/15/21	Baa3		200	234,500
Methanex Corp. (Canada),
Sr. Unsec’d. Notes
3.250%	12/15/19	Ba1		600	603,490
Momentive Performance Materials, Inc.,
Sr. Sec’d. Notes, 144A
8.875%	10/15/20	B1		355	358,550
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes
8.625%	11/01/19	Ba2		180	204,300
Nufarm Australia Ltd. (Australia),
Gtd. Notes, 144A
6.375%	10/15/19	Ba3		230	240,350
Orion Engineered Carbons Bondco GmbH (Germany),
Sr. Sec’d. Notes, 144A
9.625%	06/15/18	B2		399	435,907
Perstorp Holding AB (Sweden),
Sr. Sec’d. Notes, 144A
8.750%	05/15/17	B2		205	211,150
PPG Industries, Inc.,
Sr. Unsec’d. Notes
2.700%	08/15/22	Baa1		400	396,107
Rain CII Carbon LLC/CII Carbon Corp.,
Gtd. Notes, 144A
8.250%	01/15/21	B1		240	245,400
Rockwood Specialties Group, Inc.,
Gtd. Notes
4.625%	10/15/20	Ba2		885	915,975
RPM International, Inc.,
Sr. Unsec’d. Notes
3.450%	11/15/22	Baa3		300	293,927
6.125%	10/15/19	Baa3		300	350,202
Tronox Finance LLC,
Gtd. Notes, 144A
6.375%	08/15/20	B1		2,005	2,025,050
Valspar Corp.,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (continued)
4.200%	01/15/22	Baa2	$400	$436,959

				16,309,545

Commercial Banks — 0.8%
Ally Financial, Inc.,
Gtd. Notes
8.000%	11/01/31	B1	1,511	1,913,304
Bank of America Corp.,
Sr. Unsec’d. Notes
4.500%	04/01/15	Baa2	300	319,778
5.700%	01/24/22	Baa2	700	841,784
5.875%	01/05/21	Baa2	300	359,184
5.875%	02/07/42	Baa2	100	124,759
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/17	Ba3	280	296,800
5.000%	08/15/22(a)	Ba3	370	394,537
5.250%	03/15/18	Ba3	230	246,100
6.000%	04/01/36	Ba3	450	422,221
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19	Ba3	380	414,200
Citigroup, Inc.,
Jr. Sub. Notes
5.950%(c)	12/29/49	BB(d)	230	232,875
Sr. Unsec’d. Notes
4.450%	01/10/17	Baa2	800	886,240
4.750%	05/19/15	Baa2	200	215,607
5.875%	01/30/42	Baa2	50	61,707
6.500%	08/19/13	Baa2	200	206,919
8.125%	07/15/39	Baa2	300	449,135
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
0.553%(c)	04/05/13	Ba1	53	52,750
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
4.000%	01/29/21	Aa3	100	107,521
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.750%	01/24/22	A3	600	709,327
5.950%	01/18/18	A3	500	581,847
6.250%	02/01/41	A3	400	490,768
Sr. Unsec’d. Notes, MTN
3.700%	08/01/15	A3	500	527,695
Sub. Notes
6.750%	10/01/37	Baa1	200	226,665
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
5.100%	04/05/21	Aa3	1,000	1,180,881
Sub. Notes
6.500%	09/15/37	A3	150	187,228
Morgan Stanley,
Sr. Unsec’d. Notes
2.875%	07/28/14	Baa1	200	204,402
3.800%	04/29/16	Baa1	200	209,957
US Bancorp,
Sr. Unsec’d. Notes, MTN
2.200%	11/15/16	A1	300	312,572
Wachovia Bank NA,
Sub. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
6.600%	01/15/38	A1		$250	$343,155
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22	A2		1,000	1,066,652

					13,586,570

Commercial Services & Supplies — 0.8%
ADT Corp. (The),
Sr. Unsec’d. Notes, 144A
3.500%	07/15/22	Baa2		250	243,148
ARAMARK Corp.,
Gtd. Notes
3.813%(c)	02/01/15	B3		30	29,887
ARAMARK Holdings Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.625%	05/01/16	B3		165	168,920
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
6.500%	07/15/22	B2		405	439,425
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes, 144A
4.875%	11/15/17(a)	B2		390	395,850
Brickman Group Holdings, Inc.,
Sr. Notes, 144A
9.125%	11/01/18	B3		9	9,427
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
7.875%	10/15/18	Caa1		1,060	1,067,950
Catholic Health Initiatives,
Sec’d. Notes
4.350%	11/01/42	Aa3		200	203,966
Ceridian Corp.,
Sr. Sec’d. Notes, 144A
8.875%	07/15/19	B1		790	857,150
EC Finance PLC (United Kingdom),
Sr. Sec’d. Notes
9.750%	08/01/17	B3	EUR	164	235,956
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
7.000%	09/01/22	B3		290	308,850
HDTFS, Inc.,
Gtd. Notes, 144A
5.875%	10/15/20	B2		90	94,050
6.250%	10/15/22	B2		270	287,550
Hertz Corp. (The),
Gtd. Notes
7.375%	01/15/21	B2		2,030	2,233,000
Gtd. Notes, 144A
6.750%	04/15/19	B2		205	223,706
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.250%	12/15/17	Caa1		200	197,500
Interactive Data Corp.,
Gtd. Notes
10.250%	08/01/18	B3		890	1,002,363
Jaguar Holding Co. II/Jaguar Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	12/01/19	B3		350	397,250
Laureate Education, Inc.,

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Commercial Services & Supplies (continued)
Gtd. Notes, 144A
9.250%	09/01/19	Caa1		$705	$736,725
Live Nation Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	05/15/18	B3		250	269,375
ServiceMaster Co.,
Gtd. Notes
8.000%	02/15/20	B3		140	145,950
TMF Group Holding BV (Netherlands),
Gtd. Notes
9.875%	12/01/19	Caa1	EUR	130	174,383
United Rentals North America, Inc.,
Gtd. Notes
6.125%	06/15/23	B3		195	205,725
Gtd. Notes, 144A
7.375%	05/15/20	B3		200	219,500
7.625%	04/15/22	B3		1,911	2,135,543
Sec’d. Notes, 144A
5.750%	07/15/18	Ba3		182	196,105
Sr. Unsec’d. Notes
8.250%	02/01/21	B3		290	326,975
Verisure Holding AB (Sweden),
2nd Lien
8.750%	12/01/18	Caa1	EUR	100	130,016
Sr. Sec’d. Notes
8.750%	09/01/18	B2	EUR	128	184,161
Western Union Co. (The),
Sr. Unsec’d. Notes
3.650%	08/22/18	Baa1		200	204,436

					13,324,842

Computer Services & Software — 0.8%
BMC Software, Inc.,
Sr. Unsec’d. Notes
4.250%	02/15/22	Baa2		50	50,769
Computer Sciences Corp.,
Sr. Unsec’d. Notes
4.450%	09/15/22	Baa2		400	417,739
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21	Ba1		735	786,450
eBay, Inc.,
Sr. Unsec’d. Notes
2.600%	07/15/22	A2		100	101,024
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19	Caa1		290	304,500
Equinix, Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/21	Ba2		180	199,800
First Data Corp.,
Gtd. Notes
12.625%	01/15/21	Caa1		600	631,500
Sec’d. Notes, 144A
8.250%	01/15/21	Caa1		1,026	1,026,000
Sr. Sec’d. Notes, 144A
6.750%	11/01/20(a)	B1		1,990	2,009,900
7.375%	06/15/19(a)	B1		1,360	1,407,600
Fiserv, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Computer Services & Software (continued)
Gtd. Notes
3.500%	10/01/22	Baa2	$400	$402,526
IMS Health, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/01/20	B3	477	499,657
Infor US, Inc.,
Gtd. Notes
9.375%	04/01/19	Caa1	1,820	2,042,950
Microsoft Corp.,
Sr. Unsec’d. Notes
2.125%	11/15/22	Aaa	500	495,103
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20	Ba3	440	459,800
Oracle Corp.,
Sr. Unsec’d. Notes
3.875%	07/15/20	A1	400	451,132
5.375%	07/15/40	A1	100	124,683
Sophia LP/Sophia Finance, Inc.,
Gtd. Notes, 144A
9.750%	01/15/19(a)	Caa1	355	382,513
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
10.125%	07/01/20	Caa1	990	1,126,125
Sr. Sec’d. Notes
8.125%	01/01/20	B1	970	1,079,125

				13,998,896

Computers & Peripherals — 0.1%
International Business Machines Corp.,
Sr. Unsec’d. Notes
2.000%	01/05/16	Aa3	400	413,308
4.000%	06/20/42	Aa3	218	230,724
5.600%	11/30/39	Aa3	11	14,177
Spansion LLC,
Gtd. Notes
7.875%	11/15/17	B3	360	367,200
SunGard Data Systems, Inc.,
Gtd. Notes
7.375%	11/15/18	Caa1	330	353,513
Gtd. Notes, 144A
6.625%	11/01/19	Caa1	820	838,450

				2,217,372

Consumer Products & Services — 0.3%
Jarden Corp.,
Gtd. Notes
7.500%	05/01/17	B2	105	118,256
Kimberly-Clark Corp.,
Sr. Unsec’d. Notes
2.400%	03/01/22	A2	150	151,901
5.300%	03/01/41	A2	400	509,371
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
9.000%	04/15/19	Caa2	145	150,800
9.875%	08/15/19	Caa2	1,060	1,134,200
Sr. Sec’d. Notes
7.125%	04/15/19	B1	150	161,250
7.875%	08/15/19	B1	890	990,125

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Consumer Products & Services (continued)
Sr. Sec’d. Notes, 144A
5.750%	10/15/20	B1		$2,470	$2,550,275
Tupperware Brands Corp.,
Gtd. Notes
4.750%	06/01/21	Baa3		350	374,516

					6,140,694

Containers & Packaging — 0.3%
Ardagh Packaging Finance PLC (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20(a)	B3		614	669,260
Sr. Sec’d. Notes
7.375%	10/15/17	Ba3	EUR	150	215,516
Sr. Sec’d. Notes, 144A
7.375%	10/15/17(a)	Ba3		410	445,875
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20	B3		915	992,775
Sr. Sec’d. Notes, 144A
7.375%	10/15/17	Ba3		200	217,250
Ball Corp.,
Gtd. Notes
6.750%	09/15/20	Ba1		110	121,275
7.375%	09/01/19	Ba1		333	370,463
Berry Plastics Corp.,
Sec’d. Notes
4.183%(c)	09/15/14	Caa1		175	175,000
9.750%	01/15/21	Caa1		150	172,875
Sr. Sec’d. Notes
8.250%	11/15/15	B1		835	872,575
Crown Americas LLC/Crown Americas Capital Corp. III,
Gtd. Notes
6.250%	02/01/21	Ba2		325	356,281
Crown European Holdings SA (France),
Sr. Unsec’d. Notes
7.125%	08/15/18	Baa3	EUR	62	90,021
Tekni-Plex, Inc.,
Sr. Sec’d. Notes, 144A
9.750%	06/01/19	Caa1		225	245,250

					4,944,416

Distribution/Wholesale — 0.3%
HD Supply, Inc.,
Gtd. Notes, 144A
11.500%	07/15/20	Caa1		2,625	2,956,406
Sec’d. Notes, 144A
11.000%	04/15/20	B3		890	1,050,200
Sr. Sec’d. Notes, 144A
8.125%	04/15/19	B1		1,036	1,181,040
VWR Funding, Inc.,
Gtd. Notes, 144A
7.250%	09/15/17	Caa1		50	52,375

					5,240,021

Diversified Financial Services — 0.9%
Air Lease Corp.,
Gtd. Notes, 144A
4.500%	01/15/16	NR		600	606,000
Aircastle Ltd. (Bermuda),

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Sr. Unsec’d. Notes
6.750%	04/15/17	Ba3		$240	$256,800
Sr. Unsec’d. Notes, 144A
6.250%	12/01/19	Ba3		223	232,477
American Express Co.,
Sr. Unsec’d. Notes, 144A
2.650%	12/02/22	A3		1,610	1,603,589
4.050%	12/03/42	A3		270	271,212
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20	B3		255	258,825
Credit Acceptance Corp.,
Sr. Sec’d. Notes
9.125%	02/01/17	B1		500	546,250
Discover Financial Services,
Sr. Unsec’d. Notes
5.200%	04/27/22	Ba1		500	569,357
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class A Pass-Through Trust (Guernsey),
Pass-Through Certificates, 144A
5.125%	11/30/24(a)	A3		610	635,163
Doric Nimrod Air Finance Alpha Ltd. 2012-1 Class B Pass-Through Trust (Guernsey),
Sec’d. Notes, 144A
6.500%	05/30/21	Baa3		450	466,313
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.875%	08/02/21	Baa3		500	582,269
12.000%	05/15/15	Baa3		100	122,750
Gala Group Finance PLC (United Kingdom),
Sr. Sec’d. Notes
8.875%	09/01/18	B3	GBP	516	888,513
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.250%	11/09/15	A1		400	413,086
2.900%	01/09/17	A1		300	317,203
Sr. Unsec’d. Notes, MTN
6.750%	03/15/32	A1		200	259,747
6.875%	01/10/39	A1		100	135,930
Sub. Notes
6.375%(c)	11/15/67	A2		100	105,500
General Motors Financial Co., Inc.,
Gtd. Notes
6.750%	06/01/18	Ba3		150	172,077
House of Fraser Funding PLC (United Kingdom),
Sr. Sec’d. Notes
8.875%	08/15/18	Caa1	GBP	380	648,159
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18	Ba3		2,365	2,539,419
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	09/01/14	Ba2		200	213,500
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.250%	09/23/22	A2		400	411,912
4.350%	08/15/21	A2		400	447,295
5.600%	07/15/41	A2		300	371,533
KKR Group Finance Co. LLC,

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Gtd. Notes, 144A
6.375%	09/29/20	A-(d)		$430	$499,040
Lehman Brothers Escrow,
Bonds(i)
— %	01/01/40	NR		435	101,681
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(i)
4.750%	01/16/14	NR	EUR	415	130,208
5.268%	02/05/14	NR	EUR	900	280,003
5.375%	10/17/13	NR	EUR	50	15,688
Nuveen Investments, Inc.,
Sr. Unsec’d. Notes, 144A
9.125%	10/15/17	Caa2		256	251,520
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
8.250%	02/15/20(a)	Ba3		180	193,950
Serta Simmons Holdings LLC,
Sr. Unsec’d. Notes, 144A
8.125%	10/01/20	Caa1		93	93,000
SLM Corp.,
Sr. Unsec’d. Notes, MTN
4.625%	09/25/17	Ba1		400	409,500
6.000%	01/25/17	Ba1		100	108,250
7.250%	01/25/22	Ba1		300	330,750
UPCB Finance II Ltd. (Cayman Islands),
Sr. Sec’d. Notes
6.375%	07/01/20	Ba3	EUR	360	506,072

					15,994,541

Electric — 1.3%
AES Corp. (The),
Sr. Unsec’d. Notes
7.375%	07/01/21	Ba3		145	160,950
7.750%	10/15/15	Ba3		600	673,500
9.750%	04/15/16	Ba3		130	155,350
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.250%	10/15/17	B1		183	194,895
7.500%	02/15/21	B1		203	224,315
7.875%	01/15/23	B1		1,634	1,846,420
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42	A3		200	213,149
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.050%	09/15/42	Baa2		400	394,937
4.450%	03/15/21	Baa2		500	576,030
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19	Baa2		500	579,993
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sr. Sec’d. Notes
10.000%	12/01/20	Caa3		6,370	7,182,175
Sr. Sec’d. Notes, 144A
6.875%	08/15/17	Caa3		860	915,900
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
5.750%	10/01/41	Baa1		300	332,912
FirstEnergy Solutions Corp.,

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
Gtd. Notes
6.050%	08/15/21	Baa3		$200	$228,904
Florida Power Corp.,
First Mortgage
3.850%	11/15/42	A2		400	387,954
GenOn REMA LLC,
Pass-Through Certificates
9.237%	07/02/17	B1		539	594,368
9.681%	07/02/26	B1		600	645,000
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	Baa1		200	252,468
6.500%	09/15/37	Baa1		250	332,055
Mirant Mid Atlantic Pass-Through Trust B,
Pass-Through Certificates
9.125%	06/30/17	Ba1		227	247,347
Mississippi Power Co.,
Sr. Unsec’d. Notes
4.250%	03/15/42	A3		300	306,367
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18	B1		245	271,950
7.875%	05/15/21	B1		460	510,600
Gtd. Notes, 144A
6.625%	03/15/23(a)	B1		1,570	1,679,900
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
7.000%	05/01/32	Baa2		100	127,145
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.250%	09/15/21	A3		400	427,322
3.750%	08/15/42	A3		400	379,798
Peco Energy Co.,
First Mortgage
2.375%	09/15/22	A1		1,000	1,008,558
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	Baa2		100	101,233
4.400%	01/15/21	Baa2		500	557,343
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21	Baa1		250	273,949
SCANA Corp.,
Sr. Unsec’d. Notes
4.125%	02/01/22	Baa3		50	52,427
Sr. Unsec’d. Notes, MTN
4.750%	05/15/21	Baa3		100	109,862
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41	Baa1		100	112,610
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22	A3		500	504,448
Tokyo Electric Power Co., Inc. (The) (Japan),
Sec’d. Notes
4.500%	03/24/14	Ba2	EUR	750	1,004,105

					23,566,239

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Electrical Equipment — 0.1%
Belden, Inc.,
Gtd. Notes, 144A
5.500%	09/01/22	Ba2		$330	$339,075
General Cable Corp.,
Gtd. Notes, 144A
5.750%	10/01/22	B1		560	579,600

					918,675

Electronic Components & Equipment — 0.1%
313 Group, Inc.,
Sr. Sec’d. Notes, 144A
6.375%	12/01/19	B1		819	811,834
Sr. Unsec’d. Notes, 144A
8.750%	12/01/20	Caa1		502	493,215
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	09/15/20(a)	B3		480	499,800
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
8.250%	03/15/18	Ba1		195	236,925
Techem GmbH (Germany),
Sr. Sec’d. Notes
6.125%	10/01/19	Ba3	EUR	300	424,696

					2,466,470

Entertainment & Leisure — 0.2%
Carlson Wagonlit BV (Netherlands),
Sr. Sec’d. Notes, 144A
6.875%	06/15/19	B1		200	211,000
Cinemark USA, Inc.,
Gtd. Notes
8.625%	06/15/19	B2		140	155,050
Gtd. Notes, 144A
5.125%	12/15/22	B2		156	157,950
Cirsa Funding Luxembourg SA (Luxembourg),
Gtd. Notes
8.750%	05/15/18	B3	EUR	498	654,052
Diamond Resorts Corp.,
Sr. Sec’d. Notes
12.000%	08/15/18	B3		800	866,000
Mattel, Inc.,
Sr. Unsec’d. Notes
2.500%	11/01/16	Baa1		50	52,012
4.350%	10/01/20	Baa1		200	215,715
NAI Entertainment Holdings LLC,
Sr. Sec’d. Notes, 144A
8.250%	12/15/17	B1		292	321,565
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21	B3		435	435,000
WMG Acquisition Corp.,
Gtd. Notes
11.500%	10/01/18(a)	B3		387	446,985
Sr. Sec’d. Notes, 144A
6.000%	01/15/21	Ba2		224	236,320

					3,751,649

Environmental Control — 0.1%
ADS Waste Holdings, Inc.,

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Environmental Control (continued)
Sr. Unsec’d. Notes, 144A
8.250%	10/01/20	Caa1		$505	$530,250
Casella Waste Systems, Inc.,
Gtd. Notes
7.750%	02/15/19	Caa1		176	167,200
Clean Harbors, Inc.,
Gtd. Notes
5.250%	08/01/20	Ba2		415	432,637
Gtd. Notes, 144A
5.125%	06/01/21	Ba2		230	238,050
Covanta Holding Corp.,
Sr. Unsec’d. Notes
6.375%	10/01/22	Ba3		510	553,844

					1,921,981

Foods — 0.1%
Bakkavor Finance 2 PLC (United Kingdom),
Sr. Sec’d. Notes
8.250%	02/15/18	B2	GBP	220	360,955
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22	Baa2		300	301,332
7.000%	10/01/28	Baa2		200	251,422
7.125%	10/01/26	Baa2		100	127,920
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19	B3		63	65,677
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes
11.625%	05/01/14	B1		50	55,875
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
4.125%	02/09/16	Baa2		200	217,901
Mondelez International, Inc.,
Sr. Unsec’d. Notes
6.500%	02/09/40	Baa2		200	268,670
Post Holdings, Inc.,
Gtd. Notes, 144A
7.375%	02/15/22	B1		265	290,341
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
6.625%	08/15/22(a)	B1		236	260,780

					2,200,873

Healthcare Products — 0.5%
Biomet, Inc.,
Gtd. Notes, 144A
6.500%	08/01/20	B3		1,184	1,258,000
6.500%	10/01/20	Caa1		2,456	2,440,650
Covidien International Finance SA (Luxembourg),
Gtd. Notes
3.200%	06/15/22	Baa1		300	314,069
6.550%	10/15/37	Baa1		450	628,983
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	Caa1		530	510,125
Gtd. Notes, 144A
9.875%	04/15/18	Caa1		330	340,725
Sec’d. Notes, 144A

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Products (continued)
8.750%	03/15/18(a)	B3		$468	$511,290
Hologic, Inc.,
Gtd. Notes, 144A
6.250%	08/01/20(a)	B2		1,760	1,896,400
Kinetic Concepts, Inc./KCI USA, Inc.,
Gtd. Notes, 144A
12.500%	11/01/19	Caa1		80	76,100
Ontex IV SA (Luxembourg),
Gtd. Notes
9.000%	04/15/19	Caa1	EUR	208	289,652
PSS World Medical, Inc.,
Gtd. Notes
6.375%	03/01/22	Ba3		131	154,580
Teleflex, Inc.,
Gtd. Notes
6.875%	06/01/19	B1		350	378,000

					8,798,574

Healthcare Providers & Services — 0.9%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
Gtd. Notes
7.750%	02/15/19	B1		105	111,300
Care UK Health & Social Care PLC (United Kingdom),
Sr. Sec’d. Notes
9.750%	08/01/17	NR	GBP	130	226,226
CHS Community Health Systems, Inc.,
Gtd. Notes
7.125%	07/15/20(a)	B3		1,043	1,113,403
Sr. Sec’d. Notes
5.125%	08/15/18	Ba3		220	229,350
DaVita, Inc.,
Gtd. Notes
5.750%	08/15/22	B2		481	506,854
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes
6.875%	07/15/17	Ba2		669	762,660
Gtd. Notes, 144A
6.500%	09/15/18	Ba2		58	64,815
Fresenius US Finance II, Inc.,
Gtd. Notes, 144A
9.000%	07/15/15	Ba1		270	311,175
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	B3		340	348,500
HCA, Inc.,
Sr. Sec’d. Notes
4.750%	05/01/23	Ba3		580	590,150
6.500%	02/15/20	Ba3		4,175	4,696,875
7.250%	09/15/20	Ba3		1,950	2,159,625
7.875%	02/15/20	Ba3		55	61,187
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19	Caa1		744	703,080
INC Research LLC,
Sr. Notes, 144A
11.500%	07/15/19	Caa2		250	258,750
Priory Group No. 3 PLC (United Kingdom),
Sr. Sec’d. Notes
7.000%	02/15/18	B2	GBP	457	786,920

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Providers & Services (continued)
Symbion, Inc.,
Sr. Sec’d. Notes
8.000%	06/15/16	B2		$180	$185,400
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18	B1		190	208,525
8.875%	07/01/19	B1		500	560,000
10.000%	05/01/18	B1		1,560	1,774,500
Sr. Sec’d. Notes, 144A
4.750%	06/01/20	B1		498	505,470
Sr. Unsec’d. Notes, 144A
6.750%	02/01/20	Caa1		320	329,600
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
Gtd. Notes, 144A
7.750%	02/01/19	B3		250	258,750

					16,753,115

Holding Companies–Diversified — 0.1%
Co-Operative Group Ltd. (United Kingdom),
Gtd. Notes
5.625%	07/08/20	BB+(d)	GBP	180	302,036
Odeon & UCI Finco PLC (United Kingdom),
Sr. Sec’d. Notes
9.000%	08/01/18	B3	GBP	130	220,683
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20	Caa1		455	470,925

					993,644

Home Builders — 0.5%
Beazer Homes USA, Inc.,
Sr. Sec’d. Notes, 144A
6.625%	04/15/18	B3		455	481,163
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.500%	12/15/20	B2		420	430,500
DR Horton, Inc.,
Gtd. Notes
4.375%	09/15/22	Ba2		320	326,400
K Hovnanian Enterprises, Inc.,
Sr. Sec’d. Notes, 144A
7.250%	10/15/20	B3		905	972,875
Lennar Corp.,
Gtd. Notes, 144A
4.750%	11/15/22	B1		420	411,600
Meritage Homes Corp.,
Gtd. Notes
7.000%	04/01/22	B1		100	108,750
PulteGroup, Inc.,
Gtd. Notes
6.375%	05/15/33	B1		150	149,625
Ryland Group, Inc. (The),
Gtd. Notes
6.625%	05/01/20	B1		190	210,900
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Sec’d. Notes
8.625%	05/15/19	B2		1,415	1,563,575
Standard Pacific Corp.,
Gtd. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Home Builders (continued)
8.375%	01/15/21(a)	B3	$1,995	$2,314,200
10.750%	09/15/16(a)	B3	455	565,337
Toll Brothers Finance Corp.,
Gtd. Notes
5.875%	02/15/22	Ba1	170	192,838
William Lyon Homes, Inc.,
Gtd. Notes, 144A
8.500%	11/15/20	Caa2	310	322,400

				8,050,163

Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Inc.,
Sec’d. Notes
10.000%	12/15/18	CCC(d)	514	340,525
Sr. Sec’d. Notes
8.500%	02/15/20	B2	360	357,300
11.250%	06/01/17	B2	235	251,744
Sr. Sec’d. Notes, 144A
9.000%	02/15/20	B2	1,264	1,264,000
Caesars Operating Escrow LLC/Caesars Escrow Corp.,
Sr. Sec’d. Notes, 144A
9.000%	02/15/20	B2	235	235,000
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22	Baa3	140	155,050
Eldorado Resorts LLC/Eldorado Capital Corp.,
Sr. Sec’d. Notes, 144A
8.625%	06/15/19	B2	70	66,500
MTR Gaming Group, Inc.,
Sec’d. Notes
11.500%	08/01/19	Caa1	116	122,509
Station Casinos LLC,
Gtd. Notes
3.660%	06/18/18	Caa2	415	356,900
Wyndham Worldwide Corp.,
Sr. Unsec’d. Notes
4.250%	03/01/22	Baa3	250	258,129
5.750%	02/01/18	Baa3	400	447,126
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage
5.375%	03/15/22	BBB-(d)	303	321,937

				4,176,720

Household Products/Wares — 0.1%
Libbey Glass, Inc.,
Sr. Sec’d. Notes
6.875%	05/15/20	B2	220	236,500
Mead Products LLC/ACCO Brands Corp.,
Gtd. Notes, 144A
6.750%	04/30/20	B1	55	57,750
Spectrum Brands Escrow Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	11/15/20	B3	283	297,150
6.625%	11/15/22	B3	190	203,775
Spectrum Brands, Inc.,
Gtd. Notes, 144A
6.750%	03/15/20	B3	67	71,690
Sr. Sec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Household Products/Wares (continued)
9.500%	06/15/18	Ba3	$705	$800,175

				1,667,040

Insurance — 0.4%
Allstate Corp. (The),
Sr. Unsec’d. Notes
5.200%	01/15/42	A3	600	712,105
American International Group, Inc.,
Sr. Unsec’d. Notes
6.400%	12/15/20	Baa1	200	248,160
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/20	Caa2	877	877,000
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.900%	01/31/17	Aa2	200	206,744
2.200%	08/15/16	Aa2	200	208,677
Chubb Corp. (The),
Sr. Unsec’d. Notes
5.750%	05/15/18	A2	700	860,303
CNO Financial Group, Inc.,
Sr. Sec’d. Notes, 144A
6.375%	10/01/20	Ba3	282	293,280
Fidelity National Financial, Inc.,
Sr. Unsec’d. Notes
5.500%	09/01/22	Baa3	225	249,036
Genworth Financial, Inc.,
Jr. Sub. Notes
6.150%(c)	11/15/66	Ba1	400	297,000
Sr. Unsec’d. Notes
7.625%	09/24/21	Baa3	190	209,678
Markel Corp.,
Sr. Unsec’d. Notes
4.900%	07/01/22	Baa2	400	434,928
5.350%	06/01/21	Baa2	100	109,289
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
9.250%	04/15/19	Baa2	100	134,886
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22	A3	100	101,443
Protective Life Corp.,
Sr. Unsec’d. Notes
8.450%	10/15/39	Baa2	100	130,416
Travelers Cos., Inc. (The),
Sr. Unsec’d. Notes
3.900%	11/01/20	A2	700	790,713
Willis Group Holdings PLC (Ireland),
Gtd. Notes
4.125%	03/15/16	Baa3	100	106,662
XLIT Ltd. (Cayman Islands),
Gtd. Notes
5.750%	10/01/21	Baa2	300	356,271

				6,326,591

Internet Software & Services
Amazon.com, Inc.,
Sr. Unsec’d. Notes
1.200%	11/29/17	Baa1	400	397,802

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Investment Companies
Offshore Group Investment Ltd. (Cayman Islands),
Sr. Sec’d. Notes
11.500%	08/01/15	B3	$831	$905,790

Machinery & Equipment — 0.1%
Dematic SA/DH Services Luxembourg Sarl (Luxembourg),
Gtd. Notes, 144A
7.750%	12/15/20	Caa1	96	96,000
Flowserve Corp.,
Gtd. Notes
3.500%	09/15/22	Baa3	100	100,431
Manitowoc Co. Inc. (The),
Gtd. Notes
5.875%	10/15/22	B3	485	485,000
Roper Industries, Inc.,
Sr. Unsec’d. Notes
6.250%	09/01/19	Baa2	600	717,076
Terex Corp.,
Gtd. Notes
6.000%	05/15/21	B3	480	505,200

				1,903,707

Manufacturing — 0.1%
Danaher Corp.,
Sr. Unsec’d. Notes
2.300%	06/23/16	A2	50	52,286
Eaton Corp.,
Gtd. Notes, 144A
2.750%	11/02/22	Baa1	200	199,383
General Electric Co.,
Sr. Unsec’d. Notes
4.125%	10/09/42	Aa3	500	514,324
SPX Corp.,
Gtd. Notes
6.875%	09/01/17	Ba2	100	111,500
Tyco Electronics Group SA (Luxembourg),
Gtd. Notes
6.550%	10/01/17	Baa2	200	239,822

				1,117,315

Media — 1.0%
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22	B1	244	245,220
7.750%	07/15/21	B1	265	303,425
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22	B1	420	420,525
CC Holdings GS V LLC,
Sr. Sec’d. Notes, 144A
3.849%	04/15/23	Baa3	350	356,059
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23	B1	640	638,400
5.250%	09/30/22(a)	B1	715	723,937
Cengage Learning Acquisitions, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	04/15/20(a)	Caa2	700	603,750
CET 21 spol sro (Czech Republic),
Sr. Sec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
9.000%	11/01/17	Ba3	EUR	100	$143,875
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/19(a)	Caa1		$599	548,085
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
7.625%	03/15/20	B3		649	653,867
Gtd. Notes, 144A
6.500%	11/15/22(a)	B1		2,785	2,883,507
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1		500	520,917
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.500%	03/01/16	Baa2		300	317,822
5.150%	03/15/42	Baa2		100	101,143
Discovery Communications LLC,
Gtd. Notes
4.950%	05/15/42	Baa2		500	534,399
DISH DBS Corp.,
Gtd. Notes
5.875%	07/15/22	Ba2		860	924,500
Sr. Unsec’d. Notes, 144A
5.000%	03/15/23	Ba2		685	685,000
Harron Communications LP/Harron Finance Corp.,
Sr. Notes, 144A
9.125%	04/01/20	Caa1		230	251,850
IAC/InterActiveCorp,
Gtd. Notes, 144A
4.750%	12/15/22	Ba1		264	262,680
McClatchy Co.(The),
Sr. Sec’d. Notes, 144A
9.000%	12/15/22	B1		300	306,375
MPL 2 Acquisition Canco, Inc. (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18	B3		140	130,900
Nara Cable Funding Ltd. (Ireland),
Sr. Sec’d. Notes
8.875%	12/01/18	B1	EUR	200	267,951
NBCuniversal Media LLC,
Sr. Unsec’d. Notes
2.100%	04/01/14	Baa2		500	509,151
News America, Inc.,
Gtd. Notes
4.500%	02/15/21	Baa1		200	228,489
5.300%	12/15/14	Baa1		300	326,062
6.150%	02/15/41	Baa1		300	379,975
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
7.750%	10/15/18	B2		523	584,453
ProQuest LLC/ProQuest Notes Co.,
Gtd. Notes, 144A
9.000%	10/15/18	Caa1		375	354,375
Scripps Networks Interactive, Inc.,
Sr. Unsec’d. Notes
2.700%	12/15/16	Baa1		200	209,437
Time Warner Cable, Inc.,
Gtd. Notes
6.750%	06/15/39	Baa2		100	126,837

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
Truven Health Analytics, Inc.,
Sr. Unsec’d. Notes, 144A
10.625%	06/01/20	Caa1		$270	$287,550
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes
5.750%	01/15/23	Ba3	EUR	690	960,863
7.500%	03/15/19	Ba3	EUR	380	547,980
Sr. Sec’d. Notes, 144A
5.500%	01/15/23	Ba3		355	366,537
Unitymedia KabelBW GmbH (Germany),
Gtd. Notes
9.625%	12/01/19	B3	EUR	90	132,992
Sec’d. Notes
9.500%	03/15/21	B3	EUR	140	214,130
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/22	B2		115	118,737
Viacom, Inc.,
Sr. Unsec’d. Notes
4.375%	09/15/14	Baa1		200	211,903
Ziggo Bond Co. BV (Netherlands),
Gtd. Notes
8.000%	05/15/18	Ba2	EUR	145	210,533

					17,594,191

Metals & Mining — 0.9%
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
4.250%	02/25/15	Ba1		276	278,777
4.250%	08/05/15(a)	Ba1		637	643,417
4.250%	03/01/16(a)	Ba1		210	210,816
9.500%	02/15/15	Ba1		307	341,640
CONSOL Energy, Inc.,
Gtd. Notes
8.250%	04/01/20	B1		1,220	1,320,650
Eco-Bat Finance PLC (United Kingdom),
Gtd. Notes
7.750%	02/15/17	B1	EUR	280	391,542
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%	02/01/16(a)	B1		674	697,383
6.875%	04/01/22	B1		65	66,463
7.000%	11/01/15(a)	B1		400	420,000
Global Brass and Copper, Inc.,
Sr. Sec’d. Notes, 144A
9.500%	06/01/19	B3		230	248,975
Kaiser Aluminum Corp.,
Gtd. Notes
8.250%	06/01/20	Ba3		170	185,300
New Gold, Inc. (Canada),
Gtd. Notes, 144A
7.000%	04/15/20	B2		110	117,425
Sr. Unsec’d. Notes, 144A
6.250%	11/15/22	B2		305	315,675
New World Resources NV (Netherlands),
Sr. Sec’d. Notes
7.875%	05/01/18	Ba3	EUR	50	68,209
Novelis, Inc. (Canada),
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
8.750%	12/15/20(a)	B2		$4,335	$4,833,525
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21(a)	Ba1		1,940	2,061,250
7.875%	11/01/26	Ba1		395	426,600
Precision Castparts Corp.,
Sr. Unsec’d. Notes
2.500%	01/15/23	A2		275	276,762
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
2.250%	09/20/16	A3		250	259,357
Schmolz + Bickenbach Luxembourg SA (Luxembourg),
Sr. Sec’d. Notes
9.875%	05/15/19	B2	EUR	230	254,257
Steel Dynamics, Inc.,
Gtd. Notes, 144A
6.375%	08/15/22	Ba2		815	863,900
Taseko Mines Ltd. (Canada),
Gtd. Notes
7.750%	04/15/19	B3		85	81,813
Vedanta Resources PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
8.250%	06/07/21	Ba3		400	441,000
Walter Energy, Inc.,
Gtd. Notes, 144A
9.875%	12/15/20	B3		137	152,755
Xstrata Financial Canada Ltd. (Canada),
Gtd. Notes, 144A
6.000%	11/15/41	Baa2		150	162,519
					15,120,010
Oil, Gas & Consumable Fuels — 2.9%
Atwood Oceanics, Inc.,
Sr. Unsec’d. Notes
6.500%	02/01/20	Ba3		130	139,750
Aurora USA Oil & Gas, Inc.,
Gtd. Notes, 144A
9.875%	02/15/17	Caa1		450	481,500
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.375%	09/15/22	B1		240	249,600
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
3.200%	03/11/16	A2		200	213,345
3.561%	11/01/21	A2		150	162,089
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes, 144A
7.875%	04/15/22	B3		150	155,625
Calfrac Holdings LP,
Gtd. Notes, 144A
7.500%	12/01/20	B1		570	564,300
Carrizo Oil & Gas, Inc.,
Gtd. Notes
7.500%	09/15/20	B3		215	220,913
8.625%	10/15/18	B3		205	221,400
CCS, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
11.000%	11/15/15	Caa2		405	403,987
Chaparral Energy, Inc.,

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Gtd. Notes
7.625%	11/15/22	B3	$160	$168,000
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21	Ba3	310	321,625
6.625%	08/15/20(a)	Ba3	705	756,113
6.875%	11/15/20	Ba3	125	135,469
7.250%	12/15/18	Ba3	60	65,400
Chevron Corp.,
Sr. Unsec’d. Notes
2.355%	12/05/22	Aa1	600	600,985
Cie Generale de Geophysique - Veritas (France),
Gtd. Notes
6.500%	06/01/21	Ba3	1,055	1,128,850
Concho Resources, Inc.,
Gtd. Notes
5.500%	10/01/22	B1	335	353,425
6.500%	01/15/22	B1	330	363,000
7.000%	01/15/21	B1	125	139,375
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	A1	400	567,256
ConocoPhillips Holding Co.,
Sr. Unsec’d. Notes
6.950%	04/15/29	A1	100	139,417
Continental Resources, Inc.,
Gtd. Notes
5.000%	09/15/22	Ba2	205	220,887
8.250%	10/01/19	Ba2	335	375,200
CVR Refining LLC/Coffeyville Finance, Inc.,
Sec’d. Notes, 144A
6.500%	11/01/22	Ba3	385	383,075
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	B1	1,525	1,715,625
Energy XXI Gulf Coast, Inc.,
Gtd. Notes
7.750%	06/15/19	B3	575	628,187
9.250%	12/15/17	B3	275	314,187
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23	A3	400	402,814
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22	B(d)	190	201,400
Sr. Sec’d. Notes
6.875%	05/01/19	Ba3	490	531,650
FMC Technologies, Inc.,
Sr. Unsec’d. Notes
3.450%	10/01/22	Baa2	500	510,321
Forbes Energy Services Ltd.,
Gtd. Notes
9.000%	06/15/19	Caa1	185	164,650
Frac Tech Services LLC/Frac Tech Finance, Inc.,
Gtd. Notes, 144A
8.125%	11/15/18	Ba3	1,029	1,062,443
Halcon Resources Corp.,
Gtd. Notes, 144A
8.875%	05/15/21	B3	240	254,400

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Notes, 144A
7.625%	04/15/21	Ba3	$1,635	$1,782,150
Hornbeck Offshore Services, Inc.,
Gtd. Notes
5.875%	04/01/20	Ba3	225	235,125
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.950%	04/15/22	Baa2	800	859,409
6.800%	09/15/37	Baa2	200	264,492
Key Energy Services, Inc.,
Gtd. Notes
6.750%	03/01/21	B1	426	426,000
Gtd. Notes, 144A
6.750%	03/01/21	B1	215	213,925
Kodiak Oil & Gas Corp. (Canada),
Gtd. Notes
8.125%	12/01/19	B3	220	242,550
Laredo Petroleum, Inc.,
Gtd. Notes
7.375%	05/01/22	B3	270	292,950
9.500%	02/15/19	B3	735	821,363
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
7.750%	02/01/21	B2	340	362,100
8.625%	04/15/20	B2	160	174,400
Gtd. Notes, 144A
6.250%	11/01/19(a)	B2	1,310	1,316,550
Marathon Oil Corp.,
Sr. Unsec’d. Notes
6.600%	10/01/37	Baa2	100	133,623
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41	Baa2	400	506,822
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23	B1	1,105	1,151,963
6.500%	03/15/21	B1	1,820	1,915,550
National Oilwell Varco, Inc.,
Sr. Unsec’d. Notes
2.600%	12/01/22	A2	200	202,808
3.950%	12/01/42	A2	200	202,645
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20	Ba2	775	829,250
Sr. Unsec’d. Notes
5.625%	07/01/24	Ba1	725	783,000
5.750%	01/30/22	Ba1	85	93,500
Noble Energy, Inc.,
Sr. Unsec’d. Notes
8.250%	03/01/19	Baa2	300	393,188
Northern Oil and Gas, Inc.,
Gtd. Notes
8.000%	06/01/20	Caa1	225	229,500
Oasis Petroleum, Inc.,
Gtd. Notes
6.500%	11/01/21	B3	165	175,313
6.875%	01/15/23	B3	170	182,325
7.250%	02/01/19	B3	220	236,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
OGX Austria GmbH (Austria),
Gtd. Notes, 144A
8.375%	04/01/22	B1	$295	$246,325
8.500%	06/01/18	B1	510	459,000
Oil States International, Inc.,
Gtd. Notes
6.500%	06/01/19	Ba3	540	575,100
Gtd. Notes, 144A
5.125%	01/15/23	Ba3	190	192,613
PDC Energy, Inc.,
Gtd. Notes, 144A
7.750%	10/15/22	B3	325	333,125
PetroBakken Energy Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
8.625%	02/01/20	Caa1	780	791,700
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21	A3	100	112,582
6.750%	01/27/41	A3	100	126,709
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	Baa1	300	338,550
5.500%	01/21/21	Baa1	100	116,850
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18	Ba2	530	572,400
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22	Baa1	400	446,968
Pioneer Natural Resources Co.,
Gtd. Notes
7.200%	01/15/28	Baa3	295	375,932
Plains Exploration & Production Co.,
Gtd. Notes
6.875%	02/15/23(a)	B1	1,190	1,359,575
7.625%	06/01/18	B1	270	284,175
7.625%	04/01/20	B1	40	44,600
Precision Drilling Corp. (Canada),
Gtd. Notes
6.500%	12/15/21(a)	Ba1	675	718,875
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23	Ba1	150	160,500
5.375%	10/01/22	Ba1	233	249,893
6.875%	03/01/21	Ba1	905	1,043,013
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22(a)	Ba3	427	446,215
5.750%	06/01/21	Ba3	1,390	1,487,300
Sabine Pass LNG LP,
Sr. Sec’d. Notes
7.500%	11/30/16	B1	3,400	3,748,500
Sr. Sec’d. Notes, 144A
6.500%	11/01/20	B1	410	417,175
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	B2	755	807,850
7.500%	02/15/23	B2	1,370	1,465,900
8.125%	10/15/22	B2	380	416,100

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Seadrill Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
5.625%	09/15/17	NR		$2,770	$2,749,225
SESI LLC,
Gtd. Notes
7.125%	12/15/21	Ba2		732	814,350
SM Energy Co.,
Sr. Unsec’d. Notes
6.500%	11/15/21	B1		890	952,300
6.500%	01/01/23	B1		100	107,000
6.625%	02/15/19	B1		160	168,800
Southern California Gas Co.,
First Mortgage
3.750%	09/15/42	Aa3		650	650,681
Vanguard Natural Resources LLC/VNR Finance Corp.,
Gtd. Notes
7.875%	04/01/20	Caa1		190	198,550

					51,321,695

Paper & Forest Products — 0.1%
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
Gtd. Notes
8.000%	04/01/20	Ba3		330	364,650
Boise Paper Holdings LLC/Boise Finance Co.,
Gtd. Notes
9.000%	11/01/17	Ba3		90	98,325
Longview Fibre Paper & Packaging, Inc.,
Sr. Sec’d. Notes, 144A
8.000%	06/01/16(a)	B2		180	189,000
NewPage Corp.,
Sr. Sec’d. Notes(i)
11.375%	12/31/14(a)	NR		875	393,750
PH Glatfelter Co.,
Gtd. Notes, 144A
5.375%	10/15/20	Ba1		275	281,875
Sappi Papier Holding GmbH (Austria),
Sr. Sec’d. Notes, 144A
8.375%	06/15/19	Ba2		200	218,500
Smurfit Kappa Acquisitions (Ireland),
Sr. Sec’d. Notes
7.750%	11/15/19	Ba2	EUR	100	145,987

					1,692,087

Pharmaceuticals — 0.6%
AbbVie, Inc.,
Gtd. Notes, 144A
2.900%	11/06/22	Baa1		275	280,055
Allergan, Inc.,
Sr. Unsec’d. Notes
3.375%	09/15/20	A3		200	216,322
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21	Baa2		500	536,697
4.875%	11/15/19	Baa2		500	579,752
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes
4.000%	09/18/42	A1		200	202,291
6.450%	09/15/37	A1		500	677,171
Bristol-Myers Squibb Co.,

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Sr. Unsec’d. Notes
2.000%	08/01/22	A2		$600	$580,772
Capsugel Financeco SCA (Luxembourg),
Gtd. Notes, 144A
9.875%	08/01/19	Caa1	EUR	100	148,495
Eli Lilly & Co.,
Sr. Unsec’d. Notes
5.950%	11/15/37	A2		300	393,084
GlaxoSmithKline Capital, Inc.,
Gtd. Notes
6.375%	05/15/38	A1		200	276,290
McKesson Corp.,
Sr. Unsec’d. Notes
5.700%	03/01/17	Baa2		500	590,693
Mead Johnson Nutrition Co.,
Sr. Unsec’d. Notes
4.900%	11/01/19	Baa1		500	570,629
Mylan, Inc.,
Gtd. Notes, 144A
6.000%	11/15/18	Baa3		80	88,356
Omnicare, Inc.,
Gtd. Notes
7.750%	06/01/20	Ba3		2,142	2,377,620
Pfizer, Inc.,
Sr. Unsec’d. Notes
6.200%	03/15/19	A1		500	631,988
Sky Growth Acquisition Corp.,
Gtd. Notes, 144A
7.375%	10/15/20	Caa1		549	546,255
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.500%	07/15/16(a)	B1		216	227,070
6.750%	08/15/21	B1		225	241,313
7.250%	07/15/22(a)	B1		90	98,325
Sr. Notes, 144A
6.375%	10/15/20	B1		415	445,087
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
3.250%	10/01/22	Baa3		150	153,127

					9,861,392

Pipelines — 0.4%
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	05/15/23	Ba3		385	390,775
5.875%	04/15/21	Ba3		605	642,813
Chesapeake Midstream Partners LP/CHKM Finance Corp.,
Gtd. Notes
6.125%	07/15/22	Ba3		320	344,800
Copano Energy LLC/Copano Energy Finance Corp.,
Gtd. Notes
7.125%	04/01/21	B1		90	96,637
Crosstex Energy LP/Crosstex Energy Finance Corp.,
Gtd. Notes, 144A
7.125%	06/01/22	B2		105	109,463
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
6.050%	06/01/41	Baa3		100	113,774
9.000%	04/15/19	Baa3		71	93,620

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating LLC,
Gtd. Notes
4.450%	02/15/43	Baa2	$200	$202,501
5.950%	02/01/41	Baa2	300	362,181
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes, 144A
6.500%	03/01/20	B1	110	117,700
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22	Baa2	400	427,702
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes
5.500%	02/15/23	Ba3	210	227,850
6.250%	06/15/22	Ba3	280	305,200
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22	Baa2	400	407,618
6.850%	10/15/37	Baa2	100	127,389
8.625%	03/01/19	Baa2	200	265,548
ONEOK, Inc.,
Sr. Unsec’d. Notes
4.250%	02/01/22	Baa2	500	543,285
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.000%	02/01/21	Baa2	400	463,342
5.150%	06/01/42	Baa2	250	281,647
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.500%	04/15/23	B1	385	410,987
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
6.375%	08/01/22	Ba3	175	190,750
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.875%	10/01/20	B1	99	102,713
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
2.500%	08/01/22	A3	500	501,013
3.800%	10/01/20	A3	400	446,360
Williams Partners LP,
Sr. Unsec’d. Notes
3.350%	08/15/22	Baa2	600	610,075
4.000%	11/15/21	Baa2	100	106,960

				7,892,703

Real Estate — 0.3%
Crescent Resources LLC/Crescent Ventures, Inc.,
Sr. Sec’d. Notes, 144A
10.250%	08/15/17	Caa2	580	611,900
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.500%	11/15/20	B1	275	275,687
Realogy Group LLC,
Gtd. Notes
11.500%	04/15/17	Caa2	645	698,213
Sr. Sec’d. Notes, 144A
7.625%	01/15/20(a)	B1	1,882	2,131,365
7.875%	02/15/19(a)	Caa1	1,771	1,930,390

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate (continued)
9.000%	01/15/20(a)	Caa1	$490	$563,500

				6,211,055

Real Estate Investment Trusts — 0.2%
American Tower Corp.,
Sr. Unsec’d. Notes
4.625%	04/01/15	Baa3	300	318,888
4.700%	03/15/22	Baa3	400	442,566
5.050%	09/01/20	Baa3	200	224,290
5.900%	11/01/21	Baa3	200	238,754
Digital Realty Trust LP,
Gtd. Notes
5.250%	03/15/21	Baa2	200	221,355
Felcor Lodging LP,
Sr. Sec’d. Notes
6.750%	06/01/19	B2	526	558,875
Sr. Sec’d. Notes, 144A
5.625%	03/01/23	B2	176	175,120
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
5.250%	01/15/22	Baa2	600	668,128
Simon Property Group LP,
Sr. Unsec’d. Notes
4.750%	03/15/42	A3	300	321,395
5.650%	02/01/20	A3	100	120,001

				3,289,372

Retail & Merchandising — 0.9%
Advance Auto Parts, Inc.,
Gtd. Notes
4.500%	01/15/22	Baa3	500	522,005
Asbury Automotive Group, Inc.,
Gtd. Notes
8.375%	11/15/20	B3	185	205,350
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.700%	04/15/22	Baa2	150	157,695
4.000%	11/15/20	Baa2	500	542,234
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	03/15/19(a)	B2	574	615,615
Costco Wholesale Corp.,
Sr. Unsec’d. Notes
1.700%	12/15/19	A1	400	402,724
Dollar General Corp.,
Gtd. Notes
4.125%	07/15/17	Ba2	545	572,250
Dufry Finance SCA (Luxembourg),
Gtd. Notes, 144A
5.500%	10/15/20	Ba3	203	210,105
Gap, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/12/21	Baa3	700	800,825
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.875%	12/16/36	A3	700	919,943
5.950%	04/01/41	A3	300	405,081
J. Crew Group, Inc.,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Retail & Merchandising (continued)
8.125%	03/01/19(a)	Caa1		$195	$206,213
Ltd. Brands, Inc.,
Gtd. Notes
5.625%	02/15/22	Ba1		530	576,375
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN
2.625%	01/15/22	A2		800	821,358
3.700%	02/15/42	A2		400	396,883
Michaels Stores, Inc.,
Gtd. Notes, 144A
7.750%	11/01/18	B3		192	210,720
New Academy Finance Co. LLC/New Academy Finance Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.000%	06/15/18	Caa1		173	175,163
Nordstrom, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/21	Baa1		300	334,484
O’Reilly Automotive, Inc.,
Gtd. Notes
4.625%	09/15/21	Baa3		200	219,000
4.875%	01/14/21	Baa3		400	443,047
Party City Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
8.875%	08/01/20	Caa1		646	692,835
Penske Automotive Group, Inc.,
Gtd. Notes, 144A
5.750%	10/01/22	B2		900	927,000
Punch Taverns Finance B Ltd. (Cayman Islands),
Sr. Sec’d. Notes
4.767%	06/30/33	Ba2	GBP	37	53,405
PVH Corp.,
Sr. Unsec’d. Notes
4.500%	12/15/22	Ba3		172	173,720
QVC, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	07/02/22	Ba2		209	219,071
7.125%	04/15/17	Ba2		125	131,085
7.375%	10/15/20	Ba2		180	200,275
7.500%	10/01/19	Ba2		345	380,645
Rite Aid Corp.,
Gtd. Notes
9.250%	03/15/20	Caa2		195	207,675
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.750%	06/01/22	Ba3		265	287,525
6.875%	11/15/19	Ba3		605	668,525
Unique Pub Finance Co. PLC (The) (United Kingdom),
Asset-Backed
6.542%	03/30/21	BBB-(d)	GBP	200	310,271
Walgreen Co.,
Sr. Unsec’d. Notes
5.250%	01/15/19	Baa1		400	469,167
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
2.800%	04/15/16	Aa2		300	319,948
5.625%	04/01/40	Aa2		100	129,704
5.625%	04/15/41	Aa2		625	818,486
Yum! Brands, Inc.,
Sr. Unsec’d. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Retail & Merchandising (continued)
5.300%	09/15/19	Baa3		$500	$584,308
6.875%	11/15/37	Baa3		150	204,818

					15,515,533

Semiconductors & Semiconductor Equipment
Intel Corp.,
Sr. Unsec’d. Notes
3.300%	10/01/21	A1		200	212,072

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.,
Gtd. Notes
6.875%	03/15/18	Ba3		370	402,375
7.125%	03/15/21	Ba3		525	570,937

					973,312

Storage — 0.1%
Algeco Scotsman Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes
9.000%	10/15/18	B1	EUR	340	462,249
Mobile Mini, Inc.,
Gtd. Notes
7.875%	12/01/20	B2		620	680,450

					1,142,699

Telecommunications — 1.5%
Alcatel-Lucent USA, Inc.,
Sr. Unsec’d. Notes
6.450%	03/15/29	CCC+(d)		192	145,920
6.500%	01/15/28	CCC+(d)		60	45,150
America Movil SAB de CV (Mexico),
Gtd. Notes
6.125%	03/30/40	A2		100	131,565
6.375%	03/01/35	A2		200	263,229
Sr. Unsec’d. Notes
4.375%	07/16/42	A2		200	207,826
AT&T, Inc.,
Sr. Unsec’d. Notes
2.400%	08/15/16	A2		100	104,357
4.450%	05/15/21	A2		500	577,430
5.350%	09/01/40	A2		850	989,866
5.550%	08/15/41	A2		500	600,062
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15(a)	Caa2		190	169,100
Consolidated Communications Finance Co.,
Gtd. Notes, 144A
10.875%	06/01/20	B3		245	269,500
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20(a)	B3		278	283,560
Sr. Sec’d. Notes
7.750%	05/15/16(a)	Ba2		413	437,264
Crown Castle International Corp.,
Sr. Unsec’d. Notes, 144A
5.250%	01/15/23	B1		1,070	1,144,900
Digicel Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
8.250%	09/30/20	Caa1		910	1,001,000
Digicel Ltd. (Bermuda),

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Sr. Unsec’d. Notes, 144A
8.250%	09/01/17	B1		$714	$763,980
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	Baa3		150	165,678
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes, 144A
6.625%	12/15/22	Caa2		211	217,857
7.250%	10/15/20	B3		505	547,925
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
11.250%	02/04/17	Caa3		330	348,975
Gtd. Notes, PIK
11.500%	02/04/17	Caa3		1,410	1,498,125
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes, 144A
8.875%	06/01/19	Caa2		250	266,250
Level 3 Financing, Inc.,
Gtd. Notes
8.125%	07/01/19	B3		2,317	2,525,530
8.625%	07/15/20(a)	B3		920	1,021,200
Gtd. Notes, 144A
7.000%	06/01/20	B3		340	355,300
MetroPCS Wireless, Inc.,
Gtd. Notes
6.625%	11/15/20	B2		671	712,937
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21	B2		185	140,137
OTE PLC (United Kingdom),
Gtd. Notes, MTN
7.250%	02/12/15	Caa1	EUR	101	129,850
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)		220	235,950
Phones4u Finance PLC (United Kingdom),
Sr. Sec’d. Notes
9.500%	04/01/18	B3	GBP	483	819,921
Qwest Corp.,
Sr. Unsec’d. Notes
6.750%	12/01/21	Baa3		700	820,377
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	B3		1,112	1,156,480
Sprint Nextel Corp.,
Gtd. Notes, 144A
7.000%	03/01/20(a)	Ba3		1,210	1,406,625
9.000%	11/15/18	Ba3		3,430	4,236,050
Sunrise Communications International SA (Luxembourg),
Sr. Sec’d. Notes
7.000%	12/31/17	Ba3	EUR	155	221,984
Telenet Finance V Luxembourg SCA (Luxembourg),
Sr. Sec’d. Notes
6.250%	08/15/22	Ba3	EUR	132	186,082
6.750%	08/15/24	Ba3	EUR	137	193,493
tw telecom holdings, Inc.,
Gtd. Notes, 144A
5.375%	10/01/22	B1		305	319,487
Verizon Communications, Inc.,

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Sr. Unsec’d. Notes
4.600%	04/01/21	A3		$400	$466,889
4.750%	11/01/41	A3		400	453,712
6.900%	04/15/38	A3		200	284,639
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.250%	09/26/17	A3		800	797,582
Windstream Corp.,
Gtd. Notes
7.875%	11/01/17(a)	Ba3		252	283,500

					26,947,244

Tobacco — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.750%	05/05/21	Baa1		550	623,301
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.900%	11/15/21	A2		400	416,011
5.650%	05/16/18	A2		800	969,909
Reynolds American, Inc.,
Gtd. Notes
3.250%	11/01/22	Baa2		300	301,349

					2,310,570

Transportation
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.375%	09/01/42	A3		300	315,311
Gategroup Finance Luxembourg SA (Luxembourg),
Gtd. Notes
6.750%	03/01/19	B1	EUR	224	315,037
Gulfmark Offshore, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	03/15/22	B1		110	113,300

					743,648

TOTAL CORPORATE BONDS (cost $341,223,169)					355,493,028

FOREIGN GOVERNMENT BONDS — 0.3%
Deutsche Bundesrepublik Inflation Linked Bond (Germany),
Bonds, TIPS
1.500%	04/15/16	Aaa	EUR	655	1,082,620
Italy Buoni Poliennali del Tesoro (Italy),
Bonds, TIPS
2.100%	09/15/16	Baa2	EUR	550	782,501
Sr. Unsec’d. Notes, TIPS
2.150%	09/15/14	Baa2	EUR	65	106,183
Panama Government International (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36	Baa2		200	284,000
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
5.625%	01/07/41	Baa2		700	917,000
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21	Baa3		300	345,450
7.375%	09/18/37	Baa3		100	155,300

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
4.665%	01/17/24	Baa1	$100	$113,000
United Mexican States (Mexico),
Sr. Unsec’d. Notes
6.050%	01/11/40	Baa1	100	134,100
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	Baa1	600	678,000

TOTAL FOREIGN GOVERNMENT BONDS (cost $4,257,798)				4,598,154

MUNICIPAL BONDS — 0.1%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3	100	136,986
City of San Francisco CA Public Utilities Commission Water Revenue,
Revenue Bonds
6.000%	11/01/40	Aa3	200	246,818
State of California,
General Obligation Unlimited
7.550%	04/01/39	A1	250	358,745

				742,549

Georgia
Municipal Electric Authority of Georgia,
Revenue Bonds
6.637%	04/01/57	A2	100	118,541

Illinois
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3	100	120,033
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33	A2	100	98,664
7.350%	07/01/35	A2	200	241,942

				460,639

New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
7.414%	01/01/40	A3	200	293,034

New York
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	Aa3	200	196,244

Oregon
Oregon Department of Transportation,
Revenue Bonds
5.834%	11/15/34	Aa2	200	262,198

TOTAL MUNICIPAL BONDS (cost $2,012,027)				2,073,205

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Arkle Master Issuer PLC (United Kingdom),
Series 2010-2A, Class 1A1, 144A
1.711%(c)	05/17/60	Aaa	950	956,875

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Banc of America Alternative Loan Trust,
Series 2003-11, Class 4A1
4.750%	01/25/19	Baa2	$406	$413,354
Bear Stearns Asset Backed Securities Trust,
Series 2004-AC2, Class 2A
5.000%	05/25/34	Ba3	430	432,782
Countrywide Alternative Loan Trust,
Series 2003-J1, Class 3A2
5.000%	10/25/18	Ba1	76	76,499
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-J8, Class 1A2
4.750%	11/25/19	BBB+(d)	211	217,023
GMAC Mortgage Corp. Loan Trust,
Series 2004-J5, Class A4
5.500%	01/25/35	A1	177	181,055
Holmes Master Issuer PLC (United Kingdom),
Series 2010-1A, Class A2, 144A
1.740%(c)	10/15/54	Aaa	951	959,187
Permanent Master Issuer PLC (United Kingdom),
Series 2010-1A, Class 1A, 144A
1.490%(c)	07/15/42	Aaa	1,080	1,080,340
Series 2011-1A, Class 1A1, 144A
1.710%(c)	07/15/42	Aaa	300	303,185
Superannuation Members Home Loans Global Fund (Australia),
Series 8, Class A1
0.483%(c)	01/12/37	Aaa	1,431	1,424,458

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $6,023,046)				6,044,758

U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.5%
Federal Home Loan Mortgage Corp.
2.500%	TBA		1,000	1,043,594
3.000%	03/01/27-11/01/27		1,983	2,092,988
3.000%	TBA		1,000	1,045,469
3.252%(c)	08/01/41		563	592,009
3.500%	03/01/32-11/01/42		3,951	4,222,065
4.000%	12/01/40		1,557	1,663,735
4.000%	TBA		1,000	1,056,875
4.000%	TBA		2,000	2,135,000
4.500%	05/01/36-10/01/39		3,880	4,166,587
4.500%	TBA		1,000	1,063,359
4.500%	TBA		1,000	1,072,969
5.000%	01/01/37-03/01/38		1,599	1,723,488
5.000%	TBA		1,000	1,071,172
5.000%	TBA		2,000	2,151,875
5.500%	06/01/35-08/01/38		1,664	1,801,155
5.500%	TBA		2,000	2,158,438
6.000%	09/01/36		965	1,052,089
Federal National Mortgage Assoc.
0.875%	10/26/17		2,000	2,008,094
2.500%	TBA		2,000	2,091,250
2.520%(c)	08/01/42		479	501,140
2.773%(c)	08/01/41		833	869,481
3.000%	01/01/27-11/01/42		2,439	2,578,878
3.000%	TBA		1,000	1,055,469
3.000%	TBA		38,400	40,236,000

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	10/01/26-11/01/42		$9,311	$9,951,902
3.500%	TBA		29,400	31,344,304
4.000%	05/01/26-10/01/42		9,520	10,276,765
4.000%	TBA		1,500	1,606,172
4.500%	07/01/41-01/01/42		4,382	4,767,115
4.500%	TBA		2,000	2,151,250
4.500%	TBA		19,600	21,171,828
5.000%	05/01/41		3,157	3,427,928
5.000%	TBA		1,000	1,082,344
5.500%	04/01/36-08/01/37		2,059	2,254,864
5.500%	TBA		1,000	1,073,047
6.000%	TBA		6,000	6,553,125
Government National Mortgage Assoc.
3.000%	TBA		2,000	2,126,250
3.500%	04/20/42-11/20/42		3,929	4,273,860
3.500%	TBA		1,000	1,086,328
4.000%	12/15/40-05/20/42		3,858	4,227,628
4.000%	TBA		400	438,687
4.500%	01/20/41-04/20/41		2,362	2,599,858
4.500%	TBA		3,000	3,284,531
4.500%	TBA		1,000	1,094,844
5.000%	10/20/39		1,416	1,569,551
5.000%	TBA		2,000	2,181,562
5.000%	TBA		1,000	1,093,594
5.500%	TBA		2,000	2,194,375
6.000%	09/20/38-10/20/38		1,549	1,728,366
Tennessee Valley Authority
5.880%	04/01/36		180	250,096

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $202,261,140)				203,263,353

U.S. TREASURY OBLIGATIONS — 11.4%
U.S. Treasury Bonds
2.750%	08/15/42-11/15/42		365	352,081
4.750%	02/15/41	(k)	4,508	6,214,702
6.250%	05/15/30		3,380	5,226,325
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/16-07/15/22		9,022	9,945,643
0.500%	04/15/15		1,795	1,999,228
0.625%	04/15/13-07/15/21		912	1,049,170
0.750%	02/15/42		1,733	1,942,950
1.125%	01/15/21		345	428,493
1.250%	04/15/14		1,235	1,391,642
1.375%	01/15/20		1,120	1,420,188
1.625%	01/15/15		1,160	1,493,002
1.750%	01/15/28		1,080	1,543,640
1.875%	07/15/13-07/15/19		5,000	6,413,685
2.000%	01/15/14-07/15/14		5,900	7,639,909
2.000%	01/15/26	(k)	615	939,969
2.125%	02/15/40-02/15/41		1,963	3,069,521
2.375%	01/15/25-01/15/27		3,070	5,018,252
2.500%	07/15/16		984	1,295,145
2.500%	01/15/29		340	522,463
2.625%	07/15/17		135	180,551
3.375%	04/15/32		175	375,892
3.625%	04/15/28		1,130	2,561,812
3.875%	04/15/29		1,220	2,845,387
U.S. Treasury Notes
0.250%	12/15/14		1,578	1,578,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
0.875%	04/30/17	$53,273	$53,926,447
1.250%	04/15/14	1	1,013
1.375%	09/30/18	22,506	23,135,470
1.625%	11/15/22	270	267,047
1.750%	03/31/14	19,001	19,362,456
2.000%	04/30/16	33,614	35,365,592
2.625%	12/31/14	4,900	5,131,221

TOTAL U.S. TREASURY OBLIGATIONS (cost $198,095,446)			202,636,896

TOTAL LONG-TERM INVESTMENTS (cost $1,321,784,859)			1,371,729,372

SHORT-TERM INVESTMENT — 31.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 31.8%		Shares

Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $564,931,219; includes $52,466,437 of cash collateral received for securities on loan)(b)(w)(Note 4)		564,931,219	564,931,219

		Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
30 Year U.S. Treasury Bond Futures, expiring 02/15/13, Strike Price $153.00		$6	656

Put Options
30 Year U.S. Treasury Bond Futures, expiring 02/15/13, Strike Price $147.00		3	3,516

TOTAL OPTIONS PURCHASED (cost $6,990)			4,172

TOTAL SHORT-TERM INVESTMENTS (cost $564,938,209)			564,935,391

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 109.2% (cost $1,886,723,068)			1,936,664,763

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

SECURITIES SOLD SHORT — (0.9)%
U.S. GOVERNMENT AGENCY OBLIGATIONS
Federal National Mortgage Assoc.
4.000%	TBA	$10,050	$(10,772,344)
5.000%	TBA	3,100	(3,357,689)
5.500%	TBA	2,400	(2,607,375)

TOTAL SECURITIES SOLD SHORT (proceeds received $16,721,793)			(16,737,408)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 108.3% (cost $1,870,001,275)			1,919,927,355
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (8.3)%			(147,088,510)

NET ASSETS — 100.0%			$1,772,838,845

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CDX	Credit Derivative Index
CPI	Consumer Price Index
CVT	Convertible Security
DIP	Debtor-In-Possession
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NR	Non Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $51,518,946; cash collateral of $52,466,437 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
246	2 Year U.S. Treasury Notes	Mar. 2013	$54,223,781	$54,235,313	$11,532
14	5 Year U.S. Treasury Notes	Mar. 2013	1,743,629	1,741,797	(1,832)
45	10 Year U.S. Treasury Notes	Mar. 2013	6,002,958	5,975,156	(27,802)
29	30 Year U.S. Treasury Bonds	Mar. 2013	4,302,044	4,277,500	(24,544)
20	30 Year U.S. Ultra Treasury Bonds	Mar. 2013	3,273,576	3,251,875	(21,701)
319	DAX Index	Mar. 2013	80,860,563	80,197,383	(663,180)
168	FTSE/MIB Index	Mar. 2013	18,090,615	18,077,297	(13,318)
2,250	Mini MSCI Emerging Markets Index	Mar. 2013	118,459,011	120,768,750	2,309,739
535	S&P 500 E-Mini	Mar. 2013	38,193,650	37,987,675	(205,975)

					1,362,919

Short Positions:
1	2 Year U.S. Treasury Notes	Mar. 2013	220,406	220,469	(63)
328	5 Year U.S. Treasury Notes	Mar. 2013	40,793,851	40,807,813	(13,962)
7	10 Year Euro-Bund	Mar. 2013	1,334,491	1,345,671	(11,180)
219	10 Year U.S. Treasury Notes	Mar. 2013	28,987,359	29,079,094	(91,735)
11	30 Year U.S. Treasury Bonds	Mar. 2013	1,645,102	1,622,500	22,602

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial futures contracts open at December 31, 2012 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Short Positions (continued)
13	30 Year U.S. Ultra Treasury Bonds	Mar. 2013	$2,150,992	$2,113,719	$37,273

					(57,065)

					$1,305,854

(1)	Cash of $15,196,000 and U.S. Treasury Securities with a market value of $621,833 has been segregated to cover requirement for open futures contracts as of December 31, 2012.

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/16/13	UBS Securities	GBP	23	$37,361	$37,360	$(1)
Euro,
Expiring 01/23/13	Citigroup Global Markets	EUR	76	97,081	100,337	3,256
Expiring 01/23/13	UBS Securities	EUR	835	1,068,202	1,102,388	34,186

				$1,202,644	$1,240,085	$37,441

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/20/13	Goldman Sachs & Co.	AUD	115	$120,445	$118,966	$1,479
British Pound,
Expiring 01/16/13	Citigroup Global Markets	GBP	220	352,197	357,364	(5,167)
Expiring 01/16/13	Goldman Sachs & Co.	GBP	2,038	3,266,590	3,310,490	(43,900)
Expiring 01/16/13	JPMorgan Chase Royal Bank of Scotland Group	GBP	220	350,558	357,364	(6,806)
Expiring 01/16/13	PLC Royal Bank of Scotland Group	GBP	100	159,355	162,438	(3,083)
Expiring 01/16/13	PLC	GBP	93	148,110	151,068	(2,958)
Expiring 01/16/13	UBS Securities	GBP	181	287,420	294,013	(6,593)
Expiring 01/16/13	UBS Securities	GBP	142	225,809	230,663	(4,854)
Expiring 01/16/13	UBS Securities	GBP	10	16,069	16,244	(175)
Canadian Dollar,
Expiring 01/16/13	JPMorgan Chase	CAD	10	10,124	10,050	74
Euro,
Expiring 01/23/13	BNP Paribas	EUR	589	764,401	777,613	(13,212)
Expiring 01/23/13	Citigroup Global Markets	EUR	320	421,942	422,346	(404)
Expiring 01/23/13	Goldman Sachs & Co.	EUR	590	771,288	778,933	(7,645)
Expiring 01/23/13	Goldman Sachs & Co.	EUR	151	192,784	199,354	(6,570)
Expiring 01/23/13	JPMorgan Chase	EUR	241	309,078	318,174	(9,096)
Expiring 01/23/13	JPMorgan Chase	EUR	213	276,364	281,208	(4,844)
Expiring 01/23/13	JPMorgan Chase	EUR	75	99,502	99,017	485
Expiring 01/23/13	UBS Securities	EUR	6,956	9,122,112	9,183,486	(61,374)
Expiring 01/23/13	UBS Securities	EUR	430	558,282	567,696	(9,414)
Expiring 01/23/13	UBS Securities	EUR	120	155,279	158,427	(3,148)
Expiring 01/23/13	UBS Securities	EUR	75	95,900	99,017	(3,117)
Expiring 01/23/13	UBS Securities	EUR	67	86,956	88,455	(1,499)
Expiring 02/06/13	BNP Paribas	EUR	170	220,461	224,466	(4,005)
Japanese Yen,
Expiring 02/20/13	UBS Securities	JPY	37,288	455,292	430,585	24,707

				$18,466,318	$18,637,437	$(171,119)

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
$430	06/23/21	2.67%	CPI Urban Consumers	$(10,747)	$—	$(10,747)	Deutsche Bank AG(2)
19,400	11/13/14	0.37%	3 month LIBOR	(1,743)	—	(1,743)	Deutsche Bank AG(1)
5,600	06/11/19	1.41%	3 month LIBOR	(92,449)	—	(92,449)	Credit Suisse First Boston(1)
900	09/28/19	1.26%	3 month LIBOR	2,618	—	2,618	Credit Suisse First Boston(1)

				$(102,321)	$—	$(102,321)

(1)	Portfolio pays the fixed rate and receives the floating rate.

(2)	Portfolio pays the floating rate and receives the fixed rate.

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2012(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
CCO Holdings LLC	09/20/17	8.000%	$300	*	$67,922	$—	$67,922	Deutsche Bank AG
CIT Group, Inc.	09/20/15	5.000%	1,500	*	125,107	(80,771)	205,878	Deutsche Bank AG

					$193,029	$(80,771)	$273,800

The Portfolio entered into credit default swap agreements on corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps – Buy Protection(2):
Caesers Entertainment, Inc.	12/20/15	$1,530	5.000%	$(448,017)	$(428,212)	$(19,805)	UBS AG
CDX.NA.IG.19.V1	12/20/17	19,000	1.000%	48,481	(37,059)	85,540	Deutsche Bank AG
CDX.NA.IG.19.V1	12/20/17	6,000	1.000%	15,310	(13,499)	28,809	Credit Suisse First Boston
K. Hovnanian Enterprises	09/20/17	87	5.000%	5,562	8,022	(2,460)	Credit Suisse First Boston
K. Hovnanian Enterprises	09/20/17	33	5.000%	2,110	3,004	(894)	Deutsche Bank AG

				$(376,554)	$(467,744)	$91,190

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used informtion provided by market dealers. No implied credit spread is utilized in determining such fair value.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Total return swap agreements outstanding at December 31, 2012:

Counterparty	Termination Date	Notional Amount# (000)	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	06/15/13	$73,537	Receive rate of return on Dow-Jones-UBS Commodity Total Return Index and pay variable payments on the three month LIBOR + 20 bps.	$(746,120)	$—	$(746,120)
Credit Suisse First Boston	06/15/13	92,809	Receive rate of return on MSCI US REIT Index and pay variable payments on the one month LIBOR +27 bps.	2,225,393	—	2,225,393

				$1,479,273	$—	$1,479,273

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$246,715,051	$102,856,717	$—
Exchange Traded Funds	162,088,060	—	—
Preferred Stocks	5,682,883	—	—
Asset-Backed Securities	—	32,082,878	—
Bank Loans	—	34,430,719	—
Commercial Mortgage-Backed Securities	—	9,602,641	1,093,074
Convertible Bonds	—	3,067,955	—
Corporate Bonds	—	354,857,865	635,163
Foreign Government Bonds	—	4,598,154	—
Municipal Bonds	—	2,073,205	—
Residential Mortgage-Backed Securities	—	6,044,758	—
U.S. Government Agency Obligations	—	203,263,353	—
U.S. Treasury Obligations	—	202,636,896	—
Affiliated Money Market Mutual Fund	564,931,219	—	—
Options Purchased	4,172	—	—
Short Sales – U.S. Government Agency Obligations	—	(16,737,408)	—
Other Financial Instruments*
Futures	1,305,854	—	—
Foreign Forward Currency Contracts	—	(133,678)	—
Interest Rate Swaps	—	(102,321)	—
Credit Default Swaps	—	91,190	273,800
Total Return Swaps	—	1,479,273	—

Total	$980,727,239	$940,112,197	$2,002,037

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (3.0% represents investments purchased with collateral from securities on loan)	31.8%
U.S. Government Agency Obligations	11.5
U.S. Treasury Obligations	11.4
Exchange Traded Funds	9.2
Oil, Gas & Consumable Fuels	4.4
Media	3.2
Telecommunications	2.6
Commercial Banks	2.5
Pharmaceuticals	2.3
Chemicals	1.8
Asset-Backed Securities	1.8
Metals & Mining	1.7
Retail & Merchandising	1.7
Computer Services & Software	1.6
Diversified Financial Services	1.6
Electric	1.4
Semiconductors & Semiconductor Equipment	1.3
Insurance	1.3
Tobacco	1.2
Commercial Services & Supplies	1.2
Healthcare Providers & Services	1.0
Machinery & Equipment	0.9
Computers & Peripherals	0.7
Hotels, Restaurants & Leisure	0.7
Healthcare Products	0.7
Consumer Products & Services	0.6
Commercial Mortgage-Backed Securities	0.6
Aerospace & Defense	0.5
Beverages	0.5
Internet Software & Services	0.5

Home Builders	0.5%
Pipelines	0.4
Real Estate	0.4
Building Materials	0.4
Containers & Packaging	0.4
Apparel	0.4
Electronic Equipment & Instruments	0.4
Distribution/Wholesale	0.4
Manufacturing	0.4
Residential Mortgage-Backed Securities	0.3
Foreign Government Bonds	0.3
Airlines	0.3
Entertainment & Leisure	0.2
Transportation	0.2
Automobile Manufacturers	0.2
Investment Companies	0.2
Real Estate Investment Trusts	0.2
Paper & Forest Products	0.2
Auto Parts & Equipment	0.1
Electronic Components & Equipment	0.1
Foods	0.1
Biotechnology	0.1
Environmental Control	0.1
Municipal Bonds	0.1
Household Products/Wares	0.1
Advertising	0.1
Storage	0.1
Holding Companies - Diversified	0.1
Shipbuilding	0.1
Electrical Equipment	0.1
U.S. Government Agency Obligations	(0.9)

108.3
Liabilities in excess of other assets	(8.3)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange irisk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$71,407	*	Due from broker-variation margin	$192,819	*
Interest rate contracts	Unrealized appreciation on swap agreements	2,618		Unrealized depreciation on swap agreements	104,939
Interest rate contracts	Unaffiliated investments	4,172		—	—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	64,187		Unrealized depreciation on foreign currency forward contracts	197,865
Credit contracts	Unrealized appreciation on swap agreements	388,149		Unrealized depreciation on swap agreements	23,159
Credit contracts	Premiums paid for swap agreements	11,026		Premiums received for swap agreements	559,541
Equity contracts	Due from broker-variation margin	2,309,739	*	Due from broker-variation margin	882,473	*
Equity contracts	Unrealized appreciation on swap agreements	2,225,393		Unrealized depreciation on swap agreements	746,120

Total		$5,076,691			$2,706,916

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(9,604)	$(1,079,850)	$(334,650)	$—	$(1,424,104)
Foreign exchange contracts	—	517,596	—	(12,952)	504,644
Credit contracts	—	—	2,373,200	—	2,373,200
Equity contracts	1,221	34,847,651	25,249,743	—	60,098,615

Total	$(8,383)	$34,285,397	$27,288,293	$(12,952)	$61,552,355

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(2,518)	$(197,498)	$(136,513)	$—	$(336,529)
Foreign exchange contracts	—	(670,350)	—	(373,413)	(1,043,763)
Credit contracts	—	—	353,048	—	353,048
Equity contracts	—	2,201,744	(4,762,757)	—	(2,561,013)

Total	$(2,518)	$1,333,896	$(4,546,222)	$(373,413)	$(3,588,257)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Futures Contracts - Long Positions(2)	Futures Contracts - Short Positions(2)	Forward Foreign Currency Exchange Purchase Contracts(3)	Forward Foreign Currency Exchange Sale Contracts(4)	Interest Rate Swap Agreements(5)	Credit Default Swap Agreements - Buy Protection(5)	Credit Default Swap Agreements - Sell Protection(5)	Total Return Swap Agreements(5)
$ 3,751	$271,157,297	$66,063,569	$6,315,606	$17,216,058	$13,443,000	$12,332,600	$9,999,000	$161,508,025

(1)	Cost.

(2)	Value at Trade Date.

(3)	Value at Settlement Date Payable.

(4)	Value at Settlement Date Receivable.

(5)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $51,518,946:
Unaffiliated investments (cost $1,321,791,849)	$1,371,733,544
Affiliated investments (cost $564,931,219)	564,931,219
Cash	331,489
Foreign currency, at value (cost $20,195,368)	20,825,903
Deposit with broker	15,196,000
Receivable for investments sold	114,832,468
Dividends and interest receivable	8,623,835
Receivable for fund share sold	4,330,050
Unrealized appreciation on swap agreements	2,616,160
Due from broker-variation margin	2,548,273
Tax reclaim receivable	261,274
Unrealized appreciation on foreign currency forward contracts	64,187
Premiums paid for swap agreements	11,026
Prepaid expenses	9,389

Total Assets	2,106,314,817

LIABILITIES:
Payable for investments purchased	240,790,471
Payable to broker for collateral for securities on loan	52,466,437
Due to broker	20,783,477
Securities sold short, at value (proceeds received $16,721,793)	16,737,408
Unrealized depreciation on swap agreements	874,218
Advisory fees payable	773,747
Premiums received for swap agreements	559,541
Unrealized depreciation on foreign currency forward contracts	197,865
Accrued expenses and other liabilities	168,311
Payable for fund share repurchased	106,615
Shareholder servicing fees payable	16,954
Affiliated transfer agent fee payable	478
Deferred trustees’ fees	450

Total Liabilities	333,475,972

NET ASSETS	$1,772,838,845

Net assets were comprised of:
Paid-in capital	$1,694,494,083
Retained earnings	78,344,762

Net assets, December 31, 2012	$1,772,838,845

Net asset value and redemption price per share, $1,772,838,845 / 171,750,825 outstanding shares of beneficial interest	$10.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$21,938,468
Unaffiliated dividend income (net of $261,476 foreign withholding tax)	11,392,420
Affiliated dividend income	1,029,452
Affiliated income from securities lending, net	231,166

34,591,506

EXPENSES
Advisory fees	14,678,714
Shareholder servicing fees and expenses	1,467,871
Custodian and accounting fees	300,000
Audit fee	53,000
Trustees’ fees	23,000
Insurance expenses	12,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 7)	3,222
Interest expense	2,597
Miscellaneous	18,645

Total expenses	16,590,049
Less: advisory fee waivers and/or expense reimbursement	(100,100)
Less: shareholder servicing fee waiver	(402,149)

NET EXPENSES	16,087,800

NET INVESTMENT INCOME	18,503,706

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	14,511,709
Futures transactions	34,285,397
Short sales transactions	(1,142,406)
Swap agreements transactions	27,288,293
Foreign currency transactions	(615,778)

74,327,215

Net change in unrealized appreciation (depreciation) on:
Investments	65,077,604
Futures	1,333,896
Short sales	47,835
Swap agreements	(4,546,222)
Foreign currencies	114,385

62,027,498

NET GAIN ON INVESTMENTS	136,354,713

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$154,858,419

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	April 29, 2011* through December 31, 2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$18,503,706	$6,965,073
Net realized gain (loss) on investment and foreign currency transactions	74,327,215	(67,948,100)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	62,027,498	(8,560,281)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	154,858,419	(69,543,308)

DISTRIBUTIONS	(6,970,349)	—

FUND SHARE TRANSACTIONS:
Fund share sold [60,156,601 and 43,866,000 shares, respectively]	593,484,804	412,236,289
Fund share issued in reinvestment of distributions [733,721 and 0 shares, respectively]	6,970,349	—
Net asset value of shares issued in merger [0 and 83,523,539 shares, respectively] (Note 10)	—	835,666,098
Fund share repurchased [6,551,575 and 9,977,461 shares, respectively]	(63,873,816)	(89,989,641)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	536,581,337	1,157,912,746

TOTAL INCREASE IN NET ASSETS	684,469,407	1,088,369,438
NET ASSETS:
Beginning of period	1,088,369,438	—

End of period	$1,772,838,845	$1,088,369,438

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST FIRST TRUST BALANCED TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 94.4%
COMMON STOCKS — 61.2%	Shares	Value (Note 2)

Aerospace & Defense — 1.0%
Curtiss-Wright Corp.	85,052	$2,792,257
Northrop Grumman Corp.	429,113	28,999,457
Raytheon Co.	126,798	7,298,493

		39,090,207

Airlines — 1.0%
Cathay Pacific Airways Ltd. (Hong Kong)	21,296,780	39,556,566
JetBlue Airways Corp.*(a)	618,969	3,534,313

		43,090,879

Auto Components — 0.3%
American Axle & Manufacturing Holdings, Inc.*(a)	494,110	5,534,032
Standard Motor Products, Inc.	243,675	5,414,459

		10,948,491

Automobiles — 1.1%
Tata Motors Ltd. (India), ADR(a)	1,565,070	44,948,810

Beverages — 0.3%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	33,294	4,476,378
Molson Coors Brewing Co. (Class B Stock)	146,021	6,248,239

		10,724,617

Biotechnology — 0.6%
Acorda Therapeutics, Inc.*	188,950	4,697,297
Biogen Idec, Inc.*	55,063	8,076,090
PDL BioPharma, Inc.(a)	692,832	4,884,466
Pharmacyclics, Inc.*(a)	126,324	7,314,160

		24,972,013

Capital Markets — 1.3%
Credit Suisse Group AG (Switzerland), ADR	560,108	13,756,252
Deutsche Bank AG (Germany)(a)	327,036	14,484,424
Man Strategic Holdings PLC (United Kingdom)	19,137,879	26,247,673

		54,488,349

Chemicals — 1.7%
CF Industries Holdings, Inc.	226,394	45,994,205
Minerals Technologies, Inc.	97,866	3,906,811
Olin Corp.	893,588	19,292,565

		69,193,581

Commercial Banks — 7.6%
Banco Bilbao Vizcaya Argentaria SA (Spain), ADR	1,694,478	15,961,983
Banco Santander SA (Spain), ADR(a)	1,829,151	14,944,164
Bank of China Ltd. (China) (Class H Stock)	94,051,000	42,594,072
Bank of the Ozarks, Inc.	169,076	5,658,974
Barclays PLC (United Kingdom), ADR(a)	992,262	17,185,978
BB&T Corp.	654,488	19,052,146
BOC Hong Kong Holdings Ltd. (Hong Kong)	14,595,806	45,915,227
First Niagara Financial Group, Inc.	1,993,247	15,806,449
FirstMerit Corp.	1,183,224	16,789,949
FNB Corp.	1,619,722	17,201,448
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	55,734,000	40,227,510
Mitsubishi UFJ Financial Group, Inc. (Japan), ADR(a)	2,937,095	15,919,055

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Mizuho Financial Group, Inc. (Japan), ADR(a)	4,602,912	$16,846,658
Prosperity Bancshares, Inc.	75,197	3,158,274
Sumitomo Mitsui Financial Group, Inc. (Japan), ADR	2,209,134	16,215,044
Texas Capital Bancshares, Inc.*(a)	179,993	8,067,286

		311,544,217

Commercial Services & Supplies — 0.8%
ACCO Brands Corp.*	172,226	1,264,139
Healthcare Services Group, Inc.	163,068	3,788,070
Republic Services, Inc.	650,732	19,085,970
Rollins, Inc.	312,952	6,897,462

		31,035,641

Communications Equipment — 0.2%
EchoStar Corp. (Class A Stock)*	212,322	7,265,659

Computers & Peripherals — 2.5%
Apple, Inc.	93,001	49,572,323
Seagate Technology PLC (Ireland)(a)	1,601,479	48,813,080
Synaptics, Inc.*(a)	164,054	4,916,698

		103,302,101

Construction & Engineering — 0.1%
KBR, Inc.	173,552	5,192,676

Consumer Finance — 0.2%
EZCORP, Inc. (Class A Stock)*	101,888	2,023,496
First Cash Financial Services, Inc.*	146,519	7,270,273

		9,293,769

Diversified Consumer Services — 0.5%
Bridgepoint Education, Inc.*(a)	271,886	2,800,426
Career Education Corp.*	353,017	1,242,620
Coinstar, Inc.*(a)	248,902	12,945,393
DeVry, Inc.(a)	181,444	4,305,666

		21,294,105

Diversified Financial Services — 0.7%
ING Groep NV (Netherlands), ADR*(a)	1,698,210	16,116,013
Leucadia National Corp.(a)	221,930	5,279,715
MarketAxess Holdings, Inc.	176,138	6,217,671

		27,613,399

Diversified Telecommunication Services — 3.7%
8x8, Inc.*(a)	344,356	2,544,791
AT&T, Inc.	1,352,871	45,605,281
BT Group PLC (United Kingdom), ADR	1,261,432	47,972,259
China Unicom Hong Kong Ltd. (Hong Kong), ADR(a)	852,392	13,885,466
Cincinnati Bell, Inc.*	992,843	5,440,780
France Telecom SA (France), ADR	983,402	10,866,592
Nippon Telegraph & Telephone Corp. (Japan), ADR	651,448	13,699,951
Telecom Italia SpA (Italy), ADR(a)	1,312,320	11,876,496

		151,891,616

Electric Utilities — 0.5%
American Electric Power Co., Inc.	507,764	21,671,368

Electronic Equipment & Instruments — 0.1%
EnerSys, Inc.*	94,847	3,569,093

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment, Instruments & Components — 1.7%
Benchmark Electronics, Inc.*	189,973	$3,157,351
Coherent, Inc.	56,171	2,843,376
FARO Technologies, Inc.*	80,490	2,871,883
Hitachi Ltd. (Japan), ADR(a)	258,287	15,220,853
Jabil Circuit, Inc.	1,351,836	26,076,916
MTS Systems Corp.	116,887	5,953,055
OSI Systems, Inc.*	151,455	9,699,178
SYNNEX Corp.*(a)	77,596	2,667,750

		68,490,362

Energy Equipment & Services — 0.6%
Oil States International, Inc.*	337,712	24,159,916

Food & Staples Retailing — 0.9%
Casey’s General Stores, Inc.(a)	61,802	3,281,686
Costco Wholesale Corp.	75,347	7,442,023
CVS Caremark Corp.	143,063	6,917,096
United Natural Foods, Inc.*(a)	70,789	3,793,582
Walgreen Co.	192,304	7,117,171
Whole Foods Market, Inc.	79,319	7,244,204

		35,795,762

Food Products — 1.6%
B&G Foods, Inc.	231,893	6,564,891
Cal-Maine Foods, Inc.	105,850	4,257,287
Hormel Foods Corp.(a)	225,594	7,040,789
Kraft Foods Group, Inc.	362,317	16,474,554
Lancaster Colony Corp.(a)	48,920	3,384,775
Mondelez International, Inc. (Class A Stock)	1,086,923	27,683,929

		65,406,225

Healthcare Providers & Services — 0.9%
Air Methods Corp.(a)	186,714	6,887,879
Chemed Corp.(a)	51,465	3,529,984
Henry Schein, Inc.*	85,573	6,885,204
Humana, Inc.	72,540	4,978,420
LifePoint Hospitals, Inc.*	81,887	3,091,234
Magellan Health Services, Inc.*	65,923	3,230,227
Molina Healthcare, Inc.*	95,354	2,580,279
UnitedHealth Group, Inc.	115,060	6,240,854

		37,424,081

Hotels, Restaurants & Leisure — 1.8%
BJ’s Restaurants, Inc.*(a)	135,109	4,445,086
Bob Evans Farms, Inc.	85,941	3,454,828
Buffalo Wild Wings, Inc.*(a)	36,609	2,665,867
Caribou Coffee Co., Inc.*	102,157	1,653,922
Ladbrokes PLC (United Kingdom)	16,981,856	55,147,073
Red Robin Gourmet Burgers, Inc.*	70,562	2,490,133
SHFL Entertainment, Inc.*	266,781	3,868,325

		73,725,234

Household Products — 0.2%
Church & Dwight Co., Inc.(a)	134,439	7,201,897

Industrial Conglomerates — 1.1%
General Electric Co.	2,155,697	45,248,080

Insurance — 1.9%
CNO Financial Group, Inc.	427,757	3,990,973
Mercury General Corp.	448,979	17,819,976
ProAssurance Corp.	145,425	6,135,481

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
RSA Insurance Group PLC (United Kingdom)	23,338,453	$48,198,100

		76,144,530

Internet Software & Services — 0.4%
Akamai Technologies, Inc.*	175,113	7,163,873
DealerTrack Holdings, Inc.*	213,071	6,119,399
LivePerson, Inc.*(a)	260,293	3,420,250

		16,703,522

IT Consulting & Services — 0.5%
Cardtronics, Inc.*	217,092	5,153,764
Heartland Payment Systems, Inc.(a)	189,414	5,587,713
Mantech International Corp. (Class A Stock)(a)	93,494	2,425,234
Visa, Inc. (Class A Stock)	54,013	8,187,291

		21,354,002

Machinery — 0.5%
Cascade Corp.	102,418	6,585,477
Cummins, Inc.	52,789	5,719,688
ITT Corp.	137,577	3,227,556
RBC Bearings, Inc.*	108,704	5,442,809

		20,975,530

Media — 1.4%
DISH Network Corp. (Class A Stock)	1,365,296	49,696,774
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	163,483	2,708,913
Sinclair Broadcast Group, Inc. (Class A Stock)	491,701	6,205,267

		58,610,954

Metals & Mining — 1.2%
ArcelorMittal (Luxembourg)(a)	711,570	12,431,128
Century Aluminum Co.*(a)	317,749	2,783,481
Commercial Metals Co.	1,423,538	21,153,775
POSCO (South Korea), ADR	167,152	13,731,537

		50,099,921

Multiline Retail — 1.8%
Dillard’s, Inc. (Class A Stock)	295,593	24,761,826
Dollar Tree, Inc.*	145,162	5,887,771
Macy’s, Inc.	1,146,090	44,720,432

		75,370,029

Multi-Utilities — 2.0%
Avista Corp.	780,669	18,821,930
DTE Energy Co.	354,380	21,280,519
Integrys Energy Group, Inc.	364,982	19,059,360
Sempra Energy	330,160	23,421,550

		82,583,359

Oil, Gas & Consumable Fuels — 3.4%
Apache Corp.	58,626	4,602,141
BP PLC (United Kingdom), ADR	322,319	13,421,363
Chevron Corp.	234,465	25,355,045
China Petroleum & Chemical Corp. (China), ADR(a)	135,286	15,547,067
Encana Corp. (Canada)	767,535	15,166,492
Eni SpA (Italy), ADR(a)	329,552	16,194,185
Hollyfrontier Corp.	201,659	9,387,226

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Petroleo Brasileiro SA (Brazil), ADR	507,563	$9,882,252
Royal Dutch Shell PLC (United Kingdom), ADR	208,968	14,408,344
Total SA (France), ADR(a)	272,964	14,196,858

		138,160,973

Paper & Forest Products — 0.9%
Buckeye Technologies, Inc.	192,996	5,540,915
MeadWestvaco Corp.	634,453	20,220,017
Neenah Paper, Inc.	203,106	5,782,428
P.H. Glatfelter Co.	212,480	3,714,150

		35,257,510

Personal Products — 0.1%
Prestige Brands Holdings, Inc.*	247,665	4,960,730

Pharmaceuticals — 2.2%
Bristol-Myers Squibb Co.	197,995	6,452,657
Forest Laboratories, Inc.*	196,480	6,939,674
Hi-Tech Pharmacal Co., Inc.	63,321	2,214,969
Medicines Co. (The)*(a)	146,486	3,511,269
Pfizer, Inc.	2,854,752	71,597,180

		90,715,749

Professional Services — 0.2%
Advisory Board Co. (The)*(a)	162,508	7,603,749

Real Estate Investment Trusts — 0.1%
Anworth Mortgage Asset Corp.	491,199	2,839,130
Capstead Mortgage Corp.	238,488	2,735,457

		5,574,587

Road & Rail — 0.7%
Old Dominion Freight Line, Inc.*	792,101	27,153,222
Werner Enterprises, Inc.(a)	130,215	2,821,759

		29,974,981

Semiconductor Equipment & Product — 1.7%
Atmel Corp.*	612,479	4,011,737
ATMI, Inc.*	260,585	5,441,015
Cirrus Logic, Inc.*	546,784	15,840,332
First Solar, Inc.*(a)	176,510	5,450,629
Intel Corp.	1,516,269	31,280,629
Monolithic Power Systems, Inc.	167,785	3,738,250
Omnivision Technologies, Inc.*(a)	189,749	2,671,666

		68,434,258

Software — 0.6%
ACI Worldwide, Inc.*	83,266	3,637,892
Activision Blizzard, Inc.	532,744	5,657,741
Bottomline Technologies, Inc.*	177,076	4,673,036
CA, Inc.	235,517	5,176,664
Manhattan Associates, Inc.*	100,937	6,090,539

		25,235,872

Specialty Retail — 4.0%
Advance Auto Parts, Inc.	542,982	39,284,748
Asbury Automotive Group, Inc.*	150,413	4,817,728
Body Central Corp.*	79,321	790,037
Buckle, Inc. (The)(a)	71,389	3,186,805
Children’s Place Retail Stores, Inc. (The)*(a).	62,608	2,772,908
Finish Line, Inc. (The) (Class A Stock)	246,637	4,668,838
GameStop Corp. (Class A Stock)(a)	275,392	6,909,585

COMMON STOCKS (continued)			Shares	Value (Note 2)

Specialty Retail (continued)
Hibbett Sports, Inc.*(a)			129,838	$6,842,463
Lithia Motors, Inc. (Class A Stock)			101,704	3,805,764
Men’s Wearhouse, Inc. (The)			336,291	10,478,828
Monro Muffler Brake, Inc.(a)			149,401	5,224,553
PetSmart, Inc.			722,694	49,388,908
Ross Stores, Inc.			119,889	6,491,989
Sonic Automotive, Inc. (Class A Stock)			328,358	6,859,399
Tractor Supply Co.			74,225	6,558,521
Vitamin Shoppe, Inc.*(a)			145,828	8,364,694

				166,445,768

Textiles, Apparel & Luxury Goods — 0.1%
Iconix Brand Group, Inc.*(a)			175,257	3,911,736

Thrifts & Mortgage Finance — 1.4%
Astoria Financial Corp.(a)			2,106,525	19,717,074
New York Community Bancorp, Inc.(a)			1,472,476	19,289,436
People’s United Financial, Inc.			1,527,314	18,465,226

				57,471,736

Trading Companies & Distributors — 0.7%
Applied Industrial Technologies, Inc.			78,929	3,315,807
United Rentals, Inc.*(a)			422,228	19,219,819
W.W. Grainger, Inc.			30,735	6,219,842

				28,755,468

Transportation Infrastructure — 0.9%
COSCO Pacific Ltd. (Bermuda)			26,736,272	38,766,606

Wireless Telecommunication Services — 1.5%
NTT DoCoMo, Inc. (Japan), ADR			895,455	12,903,507
VimpelCom Ltd. (Bermuda), ADR			1,268,072	13,302,075
Vodafone Group PLC (United Kingdom)			14,868,361	37,427,794

				63,633,376

TOTAL COMMON STOCKS (cost $2,442,350,007)				2,515,327,094

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
BANK LOANS(c) — 2.7%
Aerospace & Defense — 0.1%
Booz Allen Hamilton,
Initial Tranche Term Loan B
4.500%	07/18/19	Ba3	$399	402,791
DynCorp International,
Term Loan
6.250%	07/07/16	Ba2	700	703,307
JFB Firth Rixson, Inc.,
Term Loan B
5.500%	06/30/17	Ba3	40	40,602
Sequa Corp.,
Term Loan B
5.250%	05/29/17	B1	390	392,113
TransDigm, Inc.,
Term Loan B-1
4.000%	02/14/17	Ba2	986	991,405
Term Loan B-2
4.000%	02/14/17	Ba2	125	125,944

				2,656,162

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Auto Components — 0.1%
Allison Transmission,
Term Loan B-3
4.250%	08/23/19	Ba3	$1,162	$1,171,675
Goodyear Tire & Rubber Co. (The),
Term Loan (Second Lien)
4.750%	04/30/19	Ba1	429	430,821
HHI Group Holdings, LLC,
Term Loan B
6.000%	09/18/19	B2	900	910,125
Metaldyne, LLC,
Term Loan B
6.000%	12/04/18	B1	566	569,879
Tomkins PLC,
Term Loan B-1
4.250%	09/29/16	Ba2	725	728,826

				3,811,326

Automobiles
Chrysler Group LLC,
Term Loan B
6.000%	05/25/17	Ba2	990	1,010,156

Biotechnology
Grifols, Inc.,
U.S. Term Loan B
4.500%	06/01/17	Ba2	1,152	1,161,754

Capital Markets — 0.1%
Hamilton Lane Advisors LLC,
Term Loan B
6.500%	02/28/18	Ba3	550	547,250
LPL Holdings, Inc.,
Initial Tranche Term Loan B
4.000%	03/29/19	Ba2	331	332,487
Mondrian Investment Partners Ltd.,
Term Loan B
5.500%	07/12/18	Ba2	556	559,173
Nuveen Investments, Inc.,
Additional Extended Term Loan (First-Lien)
5.810%	05/13/17	B2	1,000	1,002,083
TCW Group, Inc.,
Term Loan B
4.000%	12/04/19	Ba1	846	846,429
Walter Investment Management Corp.,
Term Loan B
5.750%	11/28/17	B1	413	413,665

				3,701,087

Chemicals — 0.2%
Ascend Performance Materials,
Term Loan B
6.750%	04/04/18	B1	298	294,400
Ashland, Inc.,
Term Loan B
3.750%	07/19/18	Baa3	737	744,744
AZ Chem US, Inc.,
Term Loan B
7.250%	12/19/17	Ba3	1,028	1,041,599
Houghton International, Inc.,
Term Loan B
5.250%	12/13/19	B1	290	292,356

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Chemicals (continued)
INEOS US Finance LLC,
6 Year Term Loan
6.500%	05/04/18	B1	$780	$787,498
PolyOne Corp.,
Term Loan B
5.000%	11/30/17	Ba1	630	634,135
Taminco Global Chemical Corp.,
Tranche Dollar Term Loan B-1
5.250%	02/15/19	B1	496	499,972
Tronox, Inc.,
Delayed Draw Term Loan
4.250%	02/08/18	Ba2	246	247,964
Term Loan
4.250%	01/27/19	Ba2	902	909,953
Univar, Inc.,
Term Loan B
5.000%	06/30/17	B2	798	795,526

				6,248,147

Commercial Services & Supplies — 0.1%
Advanced Disposal Services,
Term Loan B
5.250%	09/25/19	B1	964	975,134
Garda World Security Corp.,
Term Loan B
4.500%	10/31/19	Ba1	400	404,000
SGS International, Inc.,
Term Loan B
5.000%	10/17/19	B1	333	333,333
WCA Waste Corp.,
Term Loan B
5.500%	03/23/18	B1	496	498,318

				2,210,785

Communications Equipment
Commscope, Inc.,
Tranche 1 Term Loan B
4.250%	01/14/18	Ba3	990	995,493

Construction & Engineering
Terex Corp.,
Term Loan
4.500%	04/28/17	Ba2	495	499,331
WireCo Worldgroup, Inc.,
Term Loan B
6.000%	02/15/17	Ba2	599	605,981

				1,105,312

Containers & Packaging
Reynolds Group Holdings, Inc.,
U.S. Term Loan
4.750%	09/28/18	B1	537	543,158

Distributors
WESCO Distribution, Inc.,
Term Loan B-1
4.500%	12/12/19	Ba3	594	596,002

Diversified Consumer Services
Asurion Corp.,
Term Loan B
5.500%	05/24/18	Ba2	950	958,234

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Diversified Consumer Services (continued)
Term Loan B-1
4.750%	07/23/17	Ba2	$484	$486,991

				1,445,225

Diversified Financial Services — 0.1%
AlixPartners, LLP,
Term Loan B-1(First Lien)
5.500%	06/29/17	Ba3	1,000	1,000,000
Flying Fortress, Inc. (ILFC),
Term Loan B
5.000%	06/30/17	Ba2	1,000	1,005,000
iPayment, Inc.,
Term Loan B
5.750%	05/08/17	Ba2	502	498,328
MoneyGram Payment Systems Worldwide, Inc.,
Term Loan B
4.250%	11/18/17	Ba2	1,150	1,144,969
RPI Finance Trust (Royalty Pharma),
6.75 Year Term Loan
3.500%	05/09/18	Baa2	982	988,559
Incremental Term Loan B
4.000%	11/09/18	Baa2	396	400,138

				5,036,994

Diversified Telecommunication Services
Intelsat Jackson Holdings SA,
Term Loan B
4.500%	04/02/18	B1	990	996,339
Telesat Canada,
U.S. Term Loan B
4.250%	03/28/19	Ba3	569	571,888

				1,568,227

Food & Staples Retailing
BJ’s Wholesale Club, Inc.,
New Replacement Loan (First Lien)
5.750%	09/20/19	B3	714	723,597

Food Products — 0.1%
Blue Buffalo Co. Ltd.,
Term Loan B
6.500%	08/08/19	B1	1,144	1,152,773
Dole Food Company, Inc.,
Tranche Term Loan B-2
5.000%	07/08/18	Ba2	118	118,625
Tranche Term Loan C-2
5.000%	07/08/18	Ba2	212	212,276
JBS USA, LLC,
Initial Term Loan
4.250%	05/25/18	Ba3	990	987,475
Pinnacle Foods Finance LLC,
Tranche Term Loan F
4.750%	10/17/18	Ba3	426	429,893

				2,901,042

Healthcare Equipment & Supplies — 0.1%
Alere, Inc.,
Term Loan B
4.750%	06/30/17	Ba3	988	991,026

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Healthcare Equipment & Supplies (continued)
Bausch & Lomb, Inc.,
Term Loan B
5.250%	05/10/19	B1	$711	$716,552
Biomet, Inc.,
Extended Term Loan B
3.960%	07/25/17	B1	708	711,386
ConvaTec, Inc.,
Term Loan B
5.000%	12/22/16	Ba3	319	322,623
DJO Finance LLC (ReAble Therapeutics Finance LLC),
Extended Tranche Term Loan B-2
5.212%	11/01/16	Ba3	587	587,056
Tranche Term Loan B-3
6.250%	09/15/17	Ba3	404	405,973
Hologic, Inc.,
Tranche Term Loan B
4.500%	08/01/19	Ba2	891	900,459
Kinetic Concepts, Inc.,
Dollar Term Loan C-1
5.500%	05/04/18	Ba2	1,445	1,459,425

				6,094,500

Healthcare Providers & Services — 0.3%
Community Health Systems,
Extended Term Loan
3.811%	01/25/17	Ba3	1,119	1,124,465
DaVita, Inc.,
Term Loan B
4.500%	10/20/16	Ba2	985	989,357
Term Loan B-2
4.000%	11/01/19	Ba2	150	150,936
Emergency Medical Services Corp.,
Term Loan B
5.250%	05/25/18	B1	812	817,047
Fresenius SE,
Term Loan D-1
3.500%	09/10/14	Baa3	639	639,207
Term Loan D-2
3.500%	09/10/14	Baa3	343	343,330
HCA, Inc.,
Tranche Term Loan B-3
3.462%	05/31/18	Ba3	2,000	2,003,928
Health Management Associates, Inc.,
Term Loan B
4.500%	11/23/18	Ba3	900	905,619
Kindred Healthcare, Inc.,
Term Loan B
5.250%	06/01/18	Ba3	333	324,722
Rural Metro Corp.,
Term Loan (First Lien)
5.750%	06/30/18	B1	987	975,125
Select Medical Corp.,
Series A, Tranche Term Loan B
5.500%	06/01/18	Ba3	746	749,981
Truven Holding Corp.,
Term Loan B
5.750%	06/06/19	Ba3	997	997,494

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Healthcare Providers & Services (continued)
Vanguard Health Holding Co. II LLC/Vanguard Health System, Inc.,
Term Loan B
5.000%	01/29/16	Ba2	$988	$994,146

				11,015,357

Healthcare Technology — 0.1%
Emdeon Business Services LLC,
Term Loan B-1
5.000%	11/02/18	Ba3	1,822	1,837,558
Trizetto Group, Inc.(TZ Merger Sub, Inc.),
Term Loan B
4.750%	05/02/18	B1	990	982,525

				2,820,083

Hotels, Restaurants & Leisure — 0.1%
Focus Brands, Inc.,
First Lien Term Loan
6.250%	02/21/18	B1	1,151	1,157,093
Penn National Gaming, Inc.,
Facility Term Loan B
3.750%	07/15/18	Ba1	1,128	1,130,682
Pinnacle Entertainment, Inc.,
Series A, Incremental Term Loan
4.000%	03/19/19	Ba1	331	332,074
Six Flags, Inc.,
Tranche Term Loan B
4.000%	01/17/19	Ba2	417	418,006
Wendy’s International, Inc.,
Term Loan B
4.750%	05/15/19	B1	499	503,025

				3,540,880

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The),
Term Loan B
4.250%	06/01/18	Ba1	770	777,703
Calpine Corp.,
Term Loan B-1
4.500%	04/01/18	B1	985	993,469
Term Loan B-3
4.500%	09/27/19	B1	798	804,801
Freif North American Power I LLC,
Term Loan B
6.000%	03/29/19	Ba3	529	531,749
Term Loan C
6.000%	03/29/19	Ba3	84	83,989
NRG Energy, Inc.,
Term Loan B
4.000%	07/01/18	Baa3	985	994,081

				4,185,792

Industrial Conglomerates — 0.1%
Colfax Corp.,
Facility Term Loan B
4.500%	12/07/18	Ba2	1,238	1,247,362
Hamilton Sundstrand Industrial,
Term Loan B
5.000%	12/05/19	B1	384	386,679

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Industrial Conglomerates (continued)
Tomkins Air Distribution,
Term Loan B
5.000%	11/09/18	B1	$596	$600,802

				2,234,843

Insurance
CNO Financial Group, Inc. (Conseco),
Term Loan B-2
5.000%	09/20/18	Ba3	616	619,430
Cunnigham Lindsey Group Ltd.,
Term Loan (First Lien)
5.000%	10/18/19	Ba3	800	806,000

				1,425,430

Internet & Catalog Retail
Web.com Group, Inc.,
Term Loan B
5.500%	10/27/17	Ba3	441	444,152

IT Services
Presidio, Inc.,
Term Loan B
5.750%	03/31/17	Ba3	668	665,109
West Corp.,
Term Loan B-6
5.750%	06/01/18	Ba3	398	402,726

				1,067,835

Leisure Equipment & Products
Live Nation Entertainment, Inc.,
Term Loan B
4.500%	11/07/16	Ba2	985	988,105

Life Sciences Tools & Services — 0.1%
Pharmaceutical Products Development, Inc.,
Term Loan B
6.250%	12/05/18	Ba3	990	1,004,644
Quintiles Transnational Holdings, Inc.,
Term Loan B-1
4.500%	06/01/18	B1	665	667,494
Term Loan B-2
4.500%	06/08/18	B1	633	634,954

				2,307,092

Media — 0.3%
AMC Entertainment,
Extended Term Loan B-2
4.250%	12/15/16	Ba2	987	990,747
Bresnan Broadband Holdings LLC,
Term Loan B
4.500%	12/14/17	Ba3	985	990,158
Cequel Communications LLC,
Term Loan B
4.000%	02/14/19	Ba2	993	995,946
Cumulus Media Holdings, Inc.,
Term Loan B
4.500%	09/16/18	Ba2	992	993,292
Formula One (Alpha Topco Ltd.),
Extended Term Loan B
6.000%	04/29/19	B1	993	1,004,609

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Media (continued)
FoxCo Acquisition LLC,
Term Loan B
5.500%	07/14/17	B2	$698	$706,978
Getty Images, Inc.,
Term Loan B
4.750%	09/25/19	B1	429	428,638
Hubbard Radio LLC,
Term Loan (First Lien)
5.250%	04/29/17	Ba3	718	723,145
Kabel Deutschland,
Term Loan F
4.250%	02/01/19	Ba2	1,250	1,253,906
LIN Television Corp.,
Term Loan B
4.000%	12/21/18	Ba3	425	427,484
Nexstar Broadcasting Group, Inc.,
Term Loan B
4.500%	07/19/19	Ba2	228	230,713
4.500%	07/19/19	Ba2	97	97,537
Sinclair Television Group, Inc.,
New Tranche Term Loan B
4.000%	10/28/16	Ba1	981	983,922
Tribune Co.,
Term Loan B
4.000%	12/17/19	Ba3	583	581,837
Univision Communications, Inc.,
Extended Term Loan (First Lien)
4.462%	03/31/17	B2	774	760,056
Village Roadshow Films Ltd.,
Term Loan B
4.750%	11/21/17	A2	450	452,250

				11,621,218

Metals & Mining
Fortescue Metal Group Ltd.,
Term Loan B
5.250%	10/02/17	Ba1	748	753,385

Oil, Gas & Consumable Fuels
Arch Coal, Inc.,
Term Loan
5.750%	05/14/18	Ba3	618	623,124
Plains Exploration & Production Co.,,
7 Year Term Loan
4.000%	10/15/19	Ba1	357	357,887

				981,011

Pharmaceuticals — 0.2%
Catalent Pharma Solutions, Inc.,
Incremental Term Loan
5.250%	09/15/17	Ba3	1,403	1,416,952
IMS Healthcare, Inc.,
Tranche Dollar Term Loan B
4.500%	08/26/17	Ba3	1,534	1,542,328
Par Pharmaceutical,
Term Loan B
5.000%	09/30/19	B1	1,283	1,281,432
Valeant Pharmaceuticals International, Inc.,
Series D, Tranche Term Loan B
4.250%	02/13/19	Ba1	544	545,904

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Pharmaceuticals (continued)
Warner Chilcott Co. LLC,
Additional Term Loan B-1
4.250%	03/15/18	Ba3	$146	$146,329
Term Loan B-2
4.250%	03/15/18	Ba3	192	192,655
Term Loan B-4
3.212%	08/20/17	Ba3	975	972,563
Term Loan B-5
3.212%	08/20/17	Ba3	195	194,513
Warner Chilcott Corp.,
Term Loan B-1
4.250%	03/15/18	Ba3	384	385,309
WC Luxco SARL,
Term Loan B-3
4.250%	03/15/18	Ba3	264	264,900

				6,942,885

Professional Services — 0.1%
Acosta, Inc.,
Term Loan
5.000%	03/02/18	B1	995	1,002,703
Advantage Sales & Marketing,
Term Loan (First Lien)
5.250%	12/17/17	B1	985	991,080
Genpact International, Inc.,
Term Loan B
4.250%	08/17/19	Ba2	399	402,491
Nielsen Finance LLC,
Class C, Dollar Term Loan
3.463%	05/02/16	Ba2	985	988,190
Symphonyiri Group, Inc.,
Term Loan B-2
5.000%	12/01/17	B1	1,136	1,136,299

				4,520,763

Real Estate Investment Trusts
iStar Financial, Inc.,
2017 Term Loan
5.750%	10/15/17	B1	578	583,818
Tranche Term Loan A-1
5.250%	03/09/16	Ba3	206	208,360

				792,178

Road & Rail — 0.1%
Hertz Corp. (The),
Term Loan B
3.750%	03/11/18	Ba1	985	982,808
Term Loan B-2
3.750%	03/11/18	Ba1	857	857,679
Swift Transportation Co. LLC,
Tranche Term Loan B-2
5.000%	12/15/17	B1	242	244,259

				2,084,746

Semiconductors & Semiconductor Equipment
Freescale Semiconductor, Inc.,
Tranche Term Loan B-1
4.464%	12/01/16	B1	1,000	980,000

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Software — 0.1%
Datatel (Sophia, L.P.),
Term Loan B
6.250%	07/17/18	B1	$582	$587,907
Dealer Computer Services, Inc.,
Tranche Term Loan B
3.750%	04/06/18	Ba2	616	618,023
Deltek, Inc.,
Term Loan B
6.000%	10/10/18	B1	333	335,521
Eagle Parent, Inc.,
Term Loan B
5.000%	05/16/18	Ba3	990	996,137
Lawson Software, Inc.,
Term Loan B-2
5.250%	04/05/18	Ba3	782	788,143
Riverbed Technology, Inc.,
Term Loan B
4.000%	12/13/19	Ba3	281	282,679
Sungard Data Systems, Inc.,
Term Loan D
4.500%	01/01/20	Ba3	414	417,911
Wall Street Systems, Inc.,
Term Loan B
5.750%	10/31/19	B2	600	601,500

				4,627,821

Specialty Retail — 0.1%
AOT Bedding Super Holdings LLC,
Term Loan B
5.000%	10/01/19	B1	800	800,222
Ascena Retail Group, Inc.,
Tranche Term Loan B
4.750%	06/14/18	Ba2	698	701,616
KAR Auction Services, Inc.,
Term Loan B
5.000%	05/19/17	Ba3	764	770,668
Neiman Marcus Group,
Term Loan
4.750%	05/16/18	B2	1,000	1,000,556
Payless Shoesource,
Term Loan B
7.250%	10/09/19	B1	450	455,063
Pilot Travel Centers LLC,
First Amendment Tranche Term Loan B-2
4.250%	08/01/19	Ba2	249	251,038
Tempur-Pedic International, Inc.,
Term Loan B
5.000%	11/20/19	Ba3	950	960,687

				4,939,850

Textiles, Apparel & Luxury Goods
Phillips-Van Heusen Corp.,
Term Loan B
3.250%	12/31/19	Ba1	380	381,900

Wireless Telecommunication Services — 0.1%
Crown Castle Operating Co.,
Tranche Term Loan B
4.000%	01/31/19	Ba3	990	993,957

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Wireless Telecommunication Services (continued)
Neustar, Inc.,
Term Loan B
5.000%	11/08/18	Ba2	$898	$901,655
Syniverse Holdings, Inc.,
Term Loan B
5.000%	04/20/19	B1	995	1,000,390

				2,896,002

TOTAL BANK LOANS (cost $111,557,685)				113,360,295

CORPORATE BONDS — 26.1%
Aerospace & Defense — 0.7%
United Technologies Corp.,
Sr. Unsec’d. Notes
1.200%	06/01/15	A2	8,800	8,925,981
1.800%	06/01/17	A2	5,500	5,661,469
3.100%	06/01/22	A2	7,900	8,366,005
4.500%	06/01/42	A2	5,300	5,889,153

				28,842,608

Beverages — 0.8%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
1.375%	07/15/17	A3	10,100	10,206,353
2.500%	07/15/22	A3	7,700	7,748,202
PepsiCo, Inc.,
Sr. Unsec’d. Notes
1.250%	08/13/17	Aa3	6,000	6,022,542
2.750%	03/05/22	Aa3	8,400	8,629,421

				32,606,518

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
1.875%	11/15/14	Baa1	3,500	3,579,345
2.125%	05/15/17	Baa1	1,500	1,553,911

				5,133,256

Capital Markets — 2.7%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	05/03/15	A3	12,300	12,819,761
5.150%	01/15/14	A3	5,600	5,840,274
5.750%	01/24/22(a)	A3	7,200	8,511,926
6.000%	06/15/20	A3	7,300	8,673,948
6.250%	02/01/41	A3	11,500	14,109,591
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15	Baa2	3,000	3,204,906
6.150%	04/25/13	Baa2	8,700	8,839,661
6.875%	04/25/18(a)	Baa2	5,655	6,816,842
Sub. Notes
6.110%	01/29/37	Baa3	9,700	10,588,035
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%	11/02/15	Baa1	3,700	3,855,063
3.800%	04/29/16	Baa1	4,100	4,304,119
4.750%	03/22/17(a)	Baa1	2,000	2,181,922
6.375%	07/24/42(a)	Baa1	3,700	4,337,529

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Capital Markets (continued)
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21	Baa1 $	8,200	$9,310,067
5.550%	04/27/17	Baa1	7,800	8,647,353

				112,040,997

Chemicals — 0.3%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19	Baa2	9,100	12,285,692

Commercial Banks — 1.9%
HSBC USA, Inc.,
Sr. Unsec’d. Notes
2.375%	02/13/15	A2	10,300	10,594,848
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1	7,800	8,347,022
Wells Fargo & Co.,
Sr. Unsec’d. Notes
1.500%	07/01/15	A2	16,100	16,377,387
1.500%	01/16/18	A2	7,200	7,211,808
5.625%	12/11/17	A2	9,300	11,092,147
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22(a)	A2	9,600	10,239,859
Wells Fargo Bank NA,
Sub. Notes
5.950%	08/26/36	A1	10,170	12,831,753

				76,694,824

Consumer Finance — 0.7%
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.000%	11/06/15	Baa1	11,000	10,962,842
2.150%	03/23/15	Baa1	5,900	6,022,372
4.750%	07/15/21	Baa1	10,600	12,223,517

				29,208,731

Diversified Financial Services — 4.5%
Bank of America Corp.,
Sr. Notes
1.500%	10/09/15(a)	Baa2	7,000	7,035,791
Sr. Unsec’d. Notes
3.875%	03/22/17(a)	Baa2	6,600	7,157,839
5.700%	01/24/22	Baa2	11,700	14,069,823
5.875%	02/07/42	Baa2	1,000	1,247,589
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.650%	03/02/15(a)	Baa2	5,300	5,457,760
4.450%	01/10/17(a)	Baa2	6,000	6,646,800
4.500%	01/14/22(a)	Baa2	13,100	14,615,722
5.875%	01/30/42	Baa2	1,000	1,234,145
8.500%	05/22/19	Baa2	7,306	9,823,918
Sub. Notes
5.000%	09/15/14	Baa3	12,900	13,571,935
6.125%	08/25/36	Baa3	7,500	8,174,077
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.150%	01/09/15(a)	A1	17,000	17,461,295
3.150%	09/07/22	A1	9,200	9,399,576
Sr. Unsec’d. Notes, MTN

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
2.300%	04/27/17(a)	A1	$8,900	$9,228,241
5.625%	09/15/17	A1	7,500	8,847,915
6.750%	03/15/32(a)	A1	7,050	9,156,075
6.875%	01/10/39	A1	2,400	3,262,318
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.000%	08/15/17(a)	A2	7,800	7,949,950
3.250%	09/23/22(a)	A2	7,300	7,517,401
4.250%	10/15/20(a)	A2	4,000	4,448,508
5.400%	01/06/42(a)	A2	1,900	2,289,698
6.400%	05/15/38	A2	8,974	12,029,459
JPMorgan Chase Bank NA,
Sub. Notes, BKNT
6.000%	10/01/17(a)	A1	4,500	5,327,280

				185,953,115

Diversified Telecommunication Services — 1.7%
AT&T, Inc.,
Sr. Unsec’d. Notes
0.875%	02/13/15	A2	10,300	10,348,286
1.700%	06/01/17(a)	A2	9,900	10,041,045
2.625%	12/01/22	A2	3,500	3,505,757
2.950%	05/15/16	A2	3,000	3,176,166
3.875%	08/15/21(a)	A2	8,000	8,916,064
5.550%	08/15/41(a)	A2	1,000	1,200,124
6.300%	01/15/38	A2	5,900	7,565,127
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.450%	11/01/22(a)	A3	1,650	1,650,551
3.000%	04/01/16(a)	A3	6,000	6,388,836
3.500%	11/01/21(a)	A3	7,800	8,533,325
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%	12/01/30	A3	6,570	9,619,058

				70,944,339

Electric Utilities — 1.3%
Commonwealth Edison Co.,
First Mortgage
6.150%	09/15/17	A3	2,700	3,273,655
Constellation Energy Group, Inc.,
Gtd. Notes
4.550%	06/15/15	Baa2	12,691	13,698,018
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17	Baa2	7,700	7,750,839
3.950%	09/15/14	Baa2	4,550	4,791,400
FirstEnergy Solutions Corp.,
Gtd. Notes
6.050%	08/15/21(a)	Baa3	9,640	11,033,153
Florida Power Corp.,
First Mortgage
5.650%	06/15/18	A2	4,700	5,685,261
Southern Power Co.,
Series D, Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	7,200	7,886,484

				54,118,810

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Food & Staples Retailing — 0.3%
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.500%	08/15/37	Aa2	$9,700	$13,640,091

Gas Utilities — 0.2%
ONEOK, Inc.,
Sr. Unsec’d. Notes
4.250%	02/01/22	Baa2	7,200	7,823,304

Industrial Conglomerates — 0.7%
General Electric Co.,
Sr. Unsec’d. Notes
0.850%	10/09/15	Aa3	10,700	10,737,717
2.700%	10/09/22(a)	Aa3	13,800	14,066,437
4.125%	10/09/42	Aa3	4,400	4,526,051

				29,330,205

Insurance — 0.8%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.000%	03/20/15(a)	Baa1	4,700	4,890,425
4.250%	09/15/14	Baa1	7,800	8,216,512
6.250%	05/01/36	Baa1	6,800	8,747,309
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42(a)	A3	4,500	4,500,603
5.700%	06/15/35	A3	6,950	8,485,603

				34,840,452

IT Services — 0.1%
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.950%	07/22/16	Aa3	2,800	2,909,959

Media — 1.4%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	5,200	7,861,667
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1	3,700	3,854,789
6.950%	08/15/37	Baa1	12,300	16,679,612
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.750%	10/01/14	Baa2	12,700	13,560,044
Time Warner, Inc.,
Gtd. Notes
4.750%	03/29/21	Baa2	6,700	7,699,714
7.700%	05/01/32	Baa2	4,320	6,040,125
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
0.450%	12/01/15	A2	1,150	1,144,335

				56,840,286

Metals & Mining
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
3.550%	03/01/22	Baa3	1,800	1,785,197

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Multi-Utilities — 1.7%
Consolidated Edison Co. of New York, Inc.,
Series 08-A, Sr. Unsec’d. Notes
5.850%	04/01/18	A3	$9,800	$11,927,678
Sr. Unsec’d. Notes
7.125%	12/01/18	A3	2,200	2,873,363
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18(a)	Baa1	5,100	6,141,675
6.125%	04/01/36	Baa1	13,604	17,172,887
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.750%	08/15/42(a)	A3	4,500	4,272,724
6.050%	03/01/34	A3	5,800	7,472,737
Sempra Energy,
Sr. Unsec’d. Notes
2.000%	03/15/14	Baa1	13,500	13,704,255
6.500%	06/01/16	Baa1	4,000	4,689,408

				68,254,727

Oil, Gas & Consumable Fuels — 2.7%
ConocoPhillips,
Gtd. Notes
5.750%	02/01/19	A1	12,700	15,619,997
6.500%	02/01/39	A1	10,900	15,457,715
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21(a)	Baa2	9,700	10,426,579
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22(a)	Baa2	7,800	8,340,197
5.000%	08/15/42	Baa2	1,800	1,907,600
5.950%	02/15/18	Baa2	11,300	13,529,637
6.850%	02/15/20	Baa2	6,000	7,559,622
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38	Baa2	4,550	5,987,186
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.500%	02/15/18	A1	10,700	10,837,388
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22	Baa2	4,800	4,891,416
6.850%	10/15/37	Baa2	3,000	3,821,655
Williams Partners LP,
Sr. Unsec’d. Notes
3.800%	02/15/15	Baa2	10,500	11,102,563

				109,481,555

Pharmaceuticals — 0.7%
AbbVie, Inc.,
Gtd. Notes, 144A
1.200%	11/06/15(a)	Baa1	6,200	6,241,422
1.750%	11/06/17	Baa1	10,000	10,108,770
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.100%	01/31/18	A1	7,500	7,494,083
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37	A1	2,100	2,801,329

				26,645,604

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts — 0.4%
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	Baa2	$14,100	$14,811,824

Semiconductor Equipment & Product — 0.4%
Intel Corp.,
Sr. Unsec’d. Notes
1.350%	12/15/17	A1	14,800	14,795,723
2.700%	12/15/22	A1	1,800	1,797,482
4.250%	12/15/42	A1	1,800	1,804,811

				18,398,016

Software — 0.6%
Oracle Corp.,
Sr. Unsec’d. Notes
1.200%	10/15/17	A1	8,900	8,926,415
2.500%	10/15/22	A1	2,850	2,875,676
5.375%	07/15/40	A1	9,800	12,218,905

				24,020,996

Tobacco — 1.4%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22(a)	Baa1	16,650	16,475,658
4.250%	08/09/42	Baa1	1,600	1,551,674
9.250%	08/06/19	Baa1	4,442	6,179,453
10.200%	02/06/39	Baa1	6,500	10,873,375
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	08/21/17(a)	A2	12,300	12,260,714
2.500%	05/16/16	A2	8,500	8,940,249

				56,281,123

TOTAL CORPORATE BONDS (cost $1,018,009,800)				1,072,892,229

U.S. TREASURY OBLIGATIONS — 4.4%
U.S. Treasury Bonds
2.750%	08/15/42		24,800	23,947,500
3.000%	05/15/42		6,100	6,214,375
5.375%	02/15/31		9,330	13,318,575
U.S. Treasury Notes
0.250%	10/15/15-12/15/15		51,470	51,321,031
0.250%	02/28/14(k)		6,000	6,003,282
0.500%	08/15/14(k)		4,930	4,951,569
0.625%	09/30/17-12/31/17		37,300	37,287,293
1.625%	08/15/22		4,000	3,973,752
1.625%	11/15/22(a)		25,300	25,023,269
3.625%	02/15/21		7,700	9,038,475

TOTAL U.S. TREASURY OBLIGATIONS (cost $181,242,620)				181,079,121

		Value (Note 2)

TOTAL LONG-TERM INVESTMENTS (cost $3,753,160,112)		$3,882,658,739

SHORT-TERM INVESTMENT — 16.1%	Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $663,444,986; includes $445,938,124 of cash collateral for securities on loan)(b)(w)(Note 4)	663,444,986	663,444,986

TOTAL INVESTMENTS — 110.5% (cost $4,416,605,098)		4,546,103,725
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (10.5)%		(433,448,609)

NET ASSETS — 100.0%		$4,112,655,116

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
BKNT	Bank Note
EAFE	Europe, Australia, Far East
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $440,829,604; cash collateral of $445,938,124 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation
Long Positions:
488	Mini MSCI EAFE Index	Mar. 2013	$38,555,984	$39,535,320	$979,336
106	Russell 2000 Mini	Mar. 2013	8,690,111	8,973,960	283,849
1,103	S&P 500 E-Mini	Mar. 2013	77,882,320	78,318,515	436,195

					$1,699,380

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,141,246,473	$374,080,621	$—
Bank Loans	—	113,360,295	—
Corporate Bonds	—	1,072,892,229	—
U.S. Treasury Obligations	—	181,079,121	—
Affiliated Money Market Mutual Fund	663,444,986	—	—
Other Financial Instruments*
Futures	1,699,380	—	—

Total	$2,806,390,839	$1,741,412,266	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $930,408,601. An amount of $143,514,462 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Affiliated Money Market Mutual Fund (10.8% represents investments purchased with collateral from securities on loans)	16.1%
Commercial Banks	9.5
Oil, Gas & Consumable Fuels	6.1
Diversified Telecommunication Services	5.4
Diversified Financial Services	5.3
U.S. Treasury Obligations	4.4
Specialty Retail	4.1
Capital Markets	4.1
Multi-Utilities	3.7
Media	3.1
Pharmaceuticals	3.1
Insurance	2.7
Computers & Peripherals	2.5
Chemicals	2.2
Semiconductor Equipment & Product	2.1
Hotels, Restaurants & Leisure	1.9
Industrial Conglomerates	1.9
Electric Utilities	1.8
Multiline Retail	1.8
Aerospace & Defense	1.8
Electronic Equipment, Instruments & Components	1.7
Food Products	1.7
Wireless Telecommunication Services	1.6
Thrifts & Mortgage Finance	1.4
Tobacco	1.4
Software	1.3
Metals & Mining	1.2
Food & Staples Retailing	1.2
Healthcare Providers & Services	1.2
Automobiles	1.1
Beverages	1.1

Airlines	1.0%
Transportation Infrastructure	0.9
Consumer Finance	0.9
Paper & Forest Products	0.9
Commercial Services & Supplies	0.9
Road & Rail	0.8
Biotechnology	0.7
Trading Companies & Distributors	0.7
Energy Equipment & Services	0.6
Diversified Consumer Services	0.5
IT Consulting & Services	0.5
Real Estate Investment Trusts	0.5
Machinery	0.5
Internet Software & Services	0.4
Auto Components	0.4
Professional Services	0.3
Communications Equipment	0.2
Gas Utilities	0.2
Household Products	0.2
Construction & Engineering	0.1
Healthcare Equipment & Supplies	0.1
Personal Products	0.1
Textiles, Apparel & Luxury Goods	0.1
Independent Power Producers & Energy Traders	0.1
IT Services	0.1
Electronic Equipment & Instruments	0.1
Healthcare Technology	0.1
Life Sciences Tools & Services	0.1

110.5
Liabilities in excess of other assets	(10.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$1,699,380	*	—	$—

*	Includes cumulative appreciation/depreciation reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(973)
Equity contracts	13,506,384

Total	$13,505,411

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,763,325

For the year ended December 31, 2012, the Portfolio’s average value at trade date for futures long position was $106,451,196.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST FIRST TRUST BALANCED TARGET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $440,829,604:
Unaffiliated investments (cost $3,753,160,112)	$3,882,658,739
Affiliated investments (cost $663,444,986)	663,444,986
Dividends and interest receivable	17,537,345
Receivable for investments sold	12,789,821
Receivable for fund share sold	8,207,292
Due from broker-variation margin	2,718,375
Tax reclaim receivable	617,260
Prepaid expenses	21,267

Total Assets	4,587,995,085

LIABILITIES:
Payable to broker for collateral for securities on loan	445,938,124
Payable for investments purchased	24,977,378
Payable to custodian	3,011,124
Advisory fees payable	1,103,634
Accrued expenses and other liabilities	157,139
Due to broker	116,179
Shareholder servicing fees payable	35,913
Affiliated transfer agent fee payable	478

Total Liabilities	475,339,969

NET ASSETS.	$4,112,655,116

Net assets were comprised of:
Paid-in capital.	$3,987,283,663
Retained earnings	125,371,453

Net assets, December 31, 2012	$4,112,655,116

Net asset value and redemption price per share, $4,112,655,116 / 401,853,335 outstanding shares of beneficial interest	$10.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $1,472,558 foreign withholding tax)	$71,296,685
Interest income	39,736,622
Affiliated income from securities lending, net	1,481,602
Affiliated dividend income	393,671

112,908,580

EXPENSES
Advisory fees	30,328,374
Shareholder servicing fees and expenses	3,568,044
Custodian and accounting fees	379,000
Trustees’ fees	41,000
Audit fee	38,000
Insurance expenses	36,000
Commitment fee on syndicated credit agreement	19,000
Legal fees and expenses	19,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports.	8,000
Loan interest expense (Note 7)	6,845
Miscellaneous	21,913

Total expenses	34,474,176
Less: shareholder servicing fee waiver	(1,242,218)

Net expenses.	33,231,958

NET INVESTMENT INCOME.	79,676,622

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions.	42,800,872
Futures transactions.	13,505,411
Foreign currency transactions	453,674

56,759,957

Net change in unrealized appreciation (depreciation) on:
Investments	186,687,408
Futures	1,763,325
Foreign currencies	41,126

188,491,859

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES.	245,251,816

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$324,928,438

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$79,676,622	$68,621,405
Net realized gain on investment and foreign currency transactions	56,759,957	143,812,333
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	188,491,859	(343,458,930)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	324,928,438	(131,025,192)

DISTRIBUTIONS	(68,734,500)	(51,220,021)

FUND SHARE TRANSACTIONS:
Fund share sold [177,080,902 and 181,211,933 shares, respectively]	1,746,243,230	1,726,525,221
Fund share issued in reinvestment of distributions [7,335,592 and 5,264,134 shares, respectively]	68,734,500	51,220,021
Fund share repurchased [76,744,125 and 177,802,326 shares, respectively]	(742,541,830)	(1,598,901,720)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,072,435,900	178,843,522

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,328,629,838	(3,401,691)
NET ASSETS:
Beginning of year	2,784,025,278	2,787,426,969

End of year	$4,112,655,116	$2,784,025,278

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 94.0% COMMON STOCKS — 75.2%	Shares	Value (Note 2)

Aerospace & Defense — 0.4%
Curtiss-Wright Corp.	104,059	$3,416,257
Northrop Grumman Corp.	131,249	8,869,807
Raytheon Co.	155,133	8,929,455

		21,215,519

Airlines — 1.4%
Cathay Pacific Airways Ltd. (Hong Kong)	34,498,220	64,076,875
JetBlue Airways Corp.*(a)	757,277	4,324,052

		68,400,927

Auto Components — 0.3%
American Axle & Manufacturing Holdings, Inc.*(a)	806,026	9,027,491
Standard Motor Products, Inc.	397,497	8,832,383

		17,859,874

Automobiles — 1.4%
Tata Motors Ltd. (India), ADR(a)	2,553,037	73,323,223

Beverages — 1.0%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	40,733	5,476,552
Molson Coors Brewing Co. (Class B Stock)(a)	178,649	7,644,391
Monster Beverage Corp.*(a)	706,646	37,367,440

		50,488,383

Biotechnology — 3.6%
Acorda Therapeutics, Inc.*	231,171	5,746,911
Biogen Idec, Inc.*	522,102	76,576,700
Gilead Sciences, Inc.*(a)	1,153,445	84,720,535
PDL BioPharma, Inc.(a)	847,641	5,975,869
Pharmacyclics, Inc.*(a)	154,552	8,948,561

		181,968,576

Capital Markets — 1.5%
Credit Suisse Group AG (Switzerland), ADR(a)	685,261	16,830,010
Deutsche Bank AG (Germany)(a)	400,112	17,720,960
Man Strategic Holdings PLC (United Kingdom)	31,087,176	42,636,179

		77,187,149

Chemicals — 1.6%
CF Industries Holdings, Inc.	369,307	75,028,410
Minerals Technologies, Inc.	119,734	4,779,781

		79,808,191

Commercial Banks — 6.9%
Banco Bilbao Vizcaya Argentaria SA (Spain), ADR	2,073,105	19,528,649
Banco Santander SA (Spain), ADR	2,237,868	18,283,382
Bank of China Ltd. (China) (Class H Stock)	152,775,000	69,189,157
Bank of the Ozarks, Inc.	206,853	6,923,370
Barclays PLC (United Kingdom), ADR(a)	1,213,979	21,026,116
BOC Hong Kong Holdings Ltd. (Hong Kong)	23,708,694	74,582,388
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	90,532,000	65,343,901
Mitsubishi UFJ Financial Group, Inc. (Japan), ADR	3,593,380	19,476,120

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Mizuho Financial Group, Inc. (Japan), ADR(a)	5,631,415	$20,610,979
Prosperity Bancshares, Inc.	92,001	3,864,042
Sumitomo Mitsui Financial Group, Inc. (Japan), ADR	2,702,756	19,838,229
Texas Capital Bancshares, Inc.*(a)	220,214	9,869,991

		348,536,324

Commercial Services & Supplies — 0.3%
Healthcare Services Group, Inc.(a)	199,506	4,634,524
Rollins, Inc.	382,879	8,438,653

		13,073,177

Communications Equipment — 0.2%
EchoStar Corp. (Class A Stock)*	259,764	8,889,124
Computers & Peripherals — 5.4%
Apple, Inc.	245,912	131,078,473
Seagate Technology PLC (Ireland)(a)	4,399,479	134,096,120
Synaptics, Inc.*(a)	200,711	6,015,309

		271,189,902

Construction & Engineering — 0.1%
KBR, Inc.	212,333	6,353,003

Consumer Finance — 0.2%
EZCORP, Inc. (Class A Stock)*	124,651	2,475,569
First Cash Financial Services, Inc.*	179,257	8,894,732

		11,370,301

Diversified Consumer Services — 0.8%
Apollo Group, Inc. (Class A Stock)*(a)	607,123	12,701,013
Bridgepoint Education, Inc.*(a)	332,642	3,426,213
Career Education Corp.*(a)	431,896	1,520,274
Coinstar, Inc.*(a)	384,928	20,020,105
DeVry, Inc.(a)	221,985	5,267,704

		42,935,309

Diversified Financial Services — 0.7%
ING Groep NV (Netherlands), ADR*(a)	2,077,669	19,717,079
Leucadia National Corp.	271,520	6,459,461
MarketAxess Holdings, Inc.	215,496	7,607,009

		33,783,549

Diversified Telecommunication Services — 4.4%
8x8, Inc.*	421,299	3,113,400
AT&T, Inc.	2,206,814	74,391,700
BT Group PLC (United Kingdom), ADR	2,057,727	78,255,358
China Unicom Hong Kong Ltd. (Hong Kong), ADR(a)	1,042,856	16,988,124
Cincinnati Bell, Inc.*	1,214,688	6,656,490
France Telecom SA (France), ADR(a)	1,203,139	13,294,686
Nippon Telegraph & Telephone Corp. (Japan), ADR	797,010	16,761,120
Telecom Italia SpA (Italy), ADR	1,605,553	14,530,255

		223,991,133

Electrical Equipment & Instruments — 0.1%
EnerSys, Inc.*	116,041	4,366,623

Electronic Equipment, Instruments & Components — 1.9%
Benchmark Electronics, Inc.*	232,422	3,862,854
Coherent, Inc.	68,723	3,478,758
FARO Technologies, Inc.*	98,476	3,513,624

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment, Instruments & Components (continued)
Hitachi Ltd. (Japan), ADR	315,999	$18,621,821
Jabil Circuit, Inc.	2,205,201	42,538,327
MTS Systems Corp.	190,674	9,711,027
OSI Systems, Inc.*	185,297	11,866,420
SYNNEX Corp.*(a)	94,935	3,263,865

		96,856,696

Energy Equipment & Services — 0.8%
Oil States International, Inc.*	550,898	39,411,243

Food & Staples Retailing — 0.9%
Casey’s General Stores, Inc.(a)	75,611	4,014,944
Costco Wholesale Corp.	92,184	9,105,014
CVS Caremark Corp.	175,027	8,462,555
United Natural Foods, Inc.*(a)	86,607	4,641,269
Walgreen Co.	235,274	8,707,491
Whole Foods Market, Inc.	97,041	8,862,755

		43,794,028

Food Products — 1.9%
B&G Foods, Inc.	283,709	8,031,802
Cal-Maine Foods, Inc.	129,502	5,208,570
Hormel Foods Corp.	276,000	8,613,960
Kraft Foods Group, Inc.	591,016	26,873,498
Lancaster Colony Corp.(a)	59,848	4,140,883
Mondelez International, Inc. (Class A Stock)	1,773,001	45,158,335

		98,027,048

Healthcare Equipment & Supplies — 1.0%
Intuitive Surgical, Inc.*(a)	102,891	50,454,660

Healthcare Providers & Services — 0.9%
Air Methods Corp.	228,429	8,426,746
Chemed Corp.(a)	62,964	4,318,701
Henry Schein, Inc.*	104,694	8,423,679
Humana, Inc.	88,750	6,090,913
LifePoint Hospitals, Inc.*	100,185	3,781,984
Magellan Health Services, Inc.*	80,654	3,952,046
Molina Healthcare, Inc.*	116,660	3,156,820
UnitedHealth Group, Inc.	140,769	7,635,311

		45,786,200

Hotels, Restaurants & Leisure — 3.4%
BJ’s Restaurants, Inc.*(a)	165,301	5,438,403
Bob Evans Farms, Inc.	105,145	4,226,829
Buffalo Wild Wings, Inc.*(a)	44,791	3,261,681
Caribou Coffee Co., Inc.*	124,983	2,023,475
Ladbrokes PLC (United Kingdom)	27,584,976	89,579,766
Red Robin Gourmet Burgers, Inc.*(a)	86,326	3,046,445
SHFL Entertainment, Inc.*	326,392	4,732,684
Starbucks Corp.	1,084,821	58,168,102

		170,477,385

Household Products — 0.2%
Church & Dwight Co., Inc.	164,481	8,811,247

Industrial Conglomerates — 1.5%
General Electric Co.	3,516,393	73,809,089

Insurance — 1.8%
CNO Financial Group, Inc.	523,337	4,882,734
ProAssurance Corp.	177,921	7,506,487

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
RSA Insurance Group PLC (United Kingdom)	37,910,501	$78,291,999

		90,681,220

Internet Software & Services — 0.4%
Akamai Technologies, Inc.*	214,244	8,764,722
DealerTrack Holdings, Inc.*(a)	260,682	7,486,787
LivePerson, Inc.*(a)	318,455	4,184,499

		20,436,008

IT Consulting & Services — 0.5%
Cardtronics, Inc.*	265,601	6,305,368
Heartland Payment Systems, Inc.(a)	231,738	6,836,271
Mantech International Corp. (Class A Stock)(a)	114,385	2,967,147
Visa, Inc. (Class A Stock)	66,084	10,017,013

		26,125,799

Leisure Equipment & Products — 1.0%
Mattel, Inc.	1,356,428	49,672,393

Machinery — 0.6%
Cascade Corp.	161,705	10,397,631
Cummins, Inc.	64,585	6,997,785
ITT Corp.	168,321	3,948,811
RBC Bearings, Inc.*	132,992	6,658,909

		28,003,136

Media — 1.9%
DISH Network Corp. (Class A Stock)	2,227,158	81,068,551
DreamWorks Animation SKG, Inc. (Class A Stock)*(a)	200,013	3,314,215
Sinclair Broadcast Group, Inc. (Class A Stock)	802,095	10,122,439

		94,505,205

Metals & Mining — 0.7%
ArcelorMittal (Luxembourg)(a)	870,570	15,208,858
Century Aluminum Co.*	388,750	3,405,450
POSCO (South Korea), ADR	204,503	16,799,921

		35,414,229

Multiline Retail — 3.2%
Dillard’s, Inc. (Class A Stock)	482,190	40,393,056
Dollar Tree, Inc.*	1,137,460	46,135,378
Macy’s, Inc.	1,869,572	72,950,699

		159,479,133

Oil, Gas & Consumable Fuels — 2.9%
Apache Corp.	71,726	5,630,491
BP PLC (United Kingdom), ADR	394,341	16,420,359
Chevron Corp.	71,713	7,755,044
China Petroleum & Chemical Corp. (China), ADR(a)	165,513	19,020,754
Encana Corp. (Canada)	939,034	18,555,312
Eni SpA (Italy), ADR(a)	403,189	19,812,707
Hollyfrontier Corp.	246,719	11,484,769
Petroleo Brasileiro SA (Brazil), ADR	620,975	12,090,383
Royal Dutch Shell PLC (United Kingdom), ADR	255,662	17,627,895
Total SA (France), ADR	333,955	17,369,000

		145,766,714

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Paper & Forest Products — 0.4%
Buckeye Technologies, Inc.	236,121	$6,779,034
Neenah Paper, Inc.	331,317	9,432,595
P.H. Glatfelter Co.	259,958	4,544,066

		20,755,695

Personal Products — 0.1%
Prestige Brands Holdings, Inc.*	303,002	6,069,130

Pharmaceuticals — 2.0%
Bristol-Myers Squibb Co.	242,233	7,894,373
Forest Laboratories, Inc.*	240,381	8,490,257
Hi-Tech Pharmacal Co., Inc.(a)	77,470	2,709,901
Medicines Co. (The)*	179,219	4,295,879
Pfizer, Inc.	3,175,026	79,629,652

		103,020,062

Professional Services — 0.2%
Advisory Board Co. (The)*	198,821	9,302,835

Real Estate Investment Trusts — 0.1%
Anworth Mortgage Asset Corp.	600,957	3,473,531
Capstead Mortgage Corp.	291,780	3,346,717

		6,820,248

Road & Rail — 0.9%
Old Dominion Freight Line, Inc.*	1,202,169	41,210,353
Werner Enterprises, Inc.	159,313	3,452,313

		44,662,666

Semiconductor Equipment & Product — 3.5%
Atmel Corp.*	749,335	4,908,144
ATMI, Inc.*	425,083	8,875,733
Cirrus Logic, Inc.*(a)	836,293	24,227,408
First Solar, Inc.*(a)	215,947	6,668,443
Intel Corp.	4,421,165	91,208,634
KLA-Tencor Corp.	662,098	31,621,800
Monolithic Power Systems, Inc.	205,276	4,573,549
Omnivision Technologies, Inc.*	232,147	3,268,630

		175,352,341

Software — 1.5%
ACI Worldwide, Inc.*(a)	101,873	4,450,831
Activision Blizzard, Inc.	651,784	6,921,946
Bottomline Technologies, Inc.*	216,643	5,717,209
CA, Inc.	288,142	6,333,361
Manhattan Associates, Inc.*	123,489	7,451,326
Microsoft Corp.	1,664,840	44,501,173

		75,375,846

Specialty Retail — 5.8%
Advance Auto Parts, Inc.	855,196	61,873,431
Asbury Automotive Group, Inc.*	184,022	5,894,225
Body Central Corp.*	97,044	966,558
Buckle, Inc. (The)(a)	87,338	3,898,768
Children’s Place Retail Stores, Inc. (The)*(a)	76,599	3,392,570
Finish Line, Inc. (The) (Class A Stock)	301,746	5,712,052
GameStop Corp. (Class A Stock)(a)	336,927	8,453,498
Hibbett Sports, Inc.*(a)	158,852	8,371,500
Lithia Motors, Inc. (Class A Stock)	124,433	4,656,283
Men’s Wearhouse, Inc. (The)	548,581	17,093,784
Monro Muffler Brake, Inc.(a)	182,783	6,391,921
PetSmart, Inc.	1,178,900	80,566,026
Ross Stores, Inc.	1,061,235	57,465,875

COMMON STOCKS (continued)			Shares	Value (Note 2)

Specialty Retail (continued)
Sonic Automotive, Inc. (Class A Stock)			535,638	$11,189,478
Tractor Supply Co.			90,810	8,023,972
Vitamin Shoppe, Inc.*			178,412	10,233,712

				294,183,653

Textiles, Apparel & Luxury Goods — 0.1%
Iconix Brand Group, Inc.*(a)			214,415	4,785,743

Trading Companies & Distributors — 1.8%
Applied Industrial Technologies, Inc.			96,568	4,056,822
Fastenal Co.(a)			1,013,726	47,330,867
United Rentals, Inc.*(a)			688,765	31,352,583
W.W. Grainger, Inc.			37,601	7,609,314

				90,349,586

Transportation Infrastructure — 1.2%
COSCO Pacific Ltd. (Bermuda)			43,432,728	62,975,850

Wireless Telecommunication Services — 1.8%
NTT DoCoMo, Inc. (Japan), ADR			1,095,543	15,786,775
VimpelCom Ltd. (Bermuda), ADR			1,551,417	16,274,364
Vodafone Group PLC (United Kingdom)			24,151,857	60,796,932

				92,858,071

TOTAL COMMON STOCKS (cost $3,667,279,535)				3,798,763,446

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

BANK LOANS(c) — 1.6%
Aerospace & Defense
Booz Allen Hamilton,
Initial Tranche Term Loan B
4.500%	07/18/19	Ba3	$399	402,791
Sequa Corp.,
Term Loan B
5.250%	05/29/17	B1	195	196,056

				598,847

Auto Components — 0.1%
Allison Transmission, Inc.,
Term Loan B-3
4.250%	08/23/19	Ba3	830	837,270
Goodyear Tire & Rubber Co. (The),
Term Loan (Second Lien)
4.750%	04/30/19	Ba1	429	430,821
HHI Group Holdings, LLC,
Term Loan B
6.000%	09/18/19	B2	900	910,125
Tomkins PLC,
Term Loan B-1
4.250%	09/29/16	Ba2	725	728,826

				2,907,042

Automobiles
Chrysler Group LLC,
Term Loan B
6.000%	05/25/17	Ba2	990	1,010,156

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Biotechnology
Grifols, Inc.,
U.S. Term Loan B
4.500%	06/01/17	Ba2	$1,016	$1,024,434

Capital Markets — 0.1%
Hamilton Lane Advisors LLC,
Term Loan B
6.500%	02/28/18	Ba3	550	547,250
LPL Holdings, Inc.,
Initial Tranche Term Loan B
4.000%	03/29/19	Ba2	331	332,488
Nuveen Investments, Inc.,
Additional Extended Term Loan (First-Lien)
5.810%	05/13/17	B2	1,000	1,002,083
TCW Group, Inc.,
Term Loan B
4.000%	12/04/19	Ba1	846	846,429
Walter Investment Management Corp.,
Term Loan B
5.750%	11/28/17	B1	138	137,889

				2,866,139

Chemicals — 0.1%
Ascend Performance Materials,
Term Loan B
6.750%	04/04/18	B1	298	294,400
AZ Chem US, Inc.,
Term Loan B
7.250%	12/19/17	Ba3	514	520,799
Houghton International, Inc.,
Term Loan B
5.250%	12/13/19	B1	290	292,356
INEOS US Finance LLC,
6 Year Term Loan
6.500%	05/04/18	B1	780	787,498
PolyOne Corp.,
Term Loan B
5.000%	11/30/17	Ba1	630	634,135
Taminco Global Chemical Corp.,
Tranche Dollar Term Loan B-1
5.250%	02/15/19	B1	331	333,315
Tronox, Inc.,
Delayed Draw Term Loan
4.250%	02/08/18	Ba2	164	165,309
Term Loan
4.250%	01/27/19	Ba2	601	606,636
Univar, Inc.,
Term Loan B
5.000%	06/30/17	B2	798	795,526

				4,429,974

Commercial Services & Supplies — 0.1%
Advanced Disposal Services,
Term Loan B
5.250%	09/25/19	B1	964	975,134
Garda World Security Corp.,
Term Loan B
4.500%	10/31/19	Ba1	400	404,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Commercial Services & Supplies (continued)
SGS International, Inc.,
Term Loan B
5.000%	10/17/19	B1	$333	$333,333
WCA Waste Corp.,
Term Loan B
5.500%	03/23/18	B1	331	332,212

				2,044,679

Communications Equipment
Commscope, Inc.,
Tranche 1 Term Loan B
4.250%	01/14/18	Ba3	990	995,493

Construction & Engineering
Terex Corp.,
Term Loan
4.500%	04/28/17	Ba2	495	499,331
WireCo Worldgroup, Inc.,
Term Loan B
6.000%	02/15/17	Ba2	299	302,991

				802,322

Containers & Packaging
Reynolds Group Holdings, Inc.,
U.S. Term Loan
4.750%	09/28/18	B1	537	543,158

Distributors
WESCO Distribution, Inc.,
Term Loan B-1
4.500%	12/12/19	Ba3	297	298,001

Diversified Consumer Services
Asurion Corp.,
Term Loan B
5.500%	05/24/18	Ba2	950	958,234
Term Loan B-1
4.750%	07/23/17	Ba2	242	243,495

				1,201,729

Diversified Financial Services — 0.1%
Flying Fortress, Inc. (ILFC),
Term Loan B
5.000%	06/30/17	Ba2	1,000	1,005,000
MoneyGram Payment Systems Worldwide, Inc.,
Term Loan B
4.250%	11/18/17	Ba2	850	846,281
RPI Finance Trust (Royalty Pharma),
Incremental Term Loan B
4.000%	11/09/18	Baa2	993	1,002,433

				2,853,714

Diversified Telecommunication Services
Intelsat Jackson Holdings SA,
Term Loan B
4.500%	04/02/18	B1	990	996,339
Telesat Canada,
U.S. Term Loan B
4.250%	03/28/19	Ba3	569	571,888

				1,568,227

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Food & Staples Retailing
BJ’s Wholesale Club, Inc.,
New Replacement Loan (First Lien)
5.750%	09/20/19	B3	$714	$723,597

Food Products
Blue Buffalo Co. Ltd.,
Term Loan B
6.500%	08/08/19	B1	572	576,386
Dole Food Company, Inc.,
Tranche Term Loan B-2
5.000%	07/08/18	Ba2	118	118,625
Tranche Term Loan C-2
5.000%	07/08/18	Ba2	212	212,276
Pinnacle Foods Finance LLC,
Tranche Term Loan F
4.750%	10/17/18	Ba3	426	429,893

				1,337,180

Healthcare Equipment & Supplies — 0.1%
Alere, Inc.,
Incremental Term Loan B-2
4.750%	06/30/17	Ba3	496	497,739
Bausch & Lomb, Inc.,
Term Loan B
5.250%	05/10/19	B1	711	716,552
Biomet, Inc.,
Extended Term Loan B
3.960%	07/25/17	B1	472	474,258
ConvaTec, Inc.,
Term Loan B
5.000%	12/22/16	Ba3	319	322,623
DJO Finance LLC (ReAble Therapeutics Finance LLC),
Extended Tranche Term Loan B-2
5.212%	11/01/16	Ba3	587	587,056
Tranche Term Loan B-3
6.250%	09/15/17	Ba3	404	405,973
Hologic, Inc.,
Tranche Term Loan B
4.500%	08/01/19	Ba2	891	900,459
Kinetic Concepts, Inc.,
Dollar Term Loan C-1
5.500%	05/04/18	Ba2	450	454,500

				4,359,160

Healthcare Providers & Services — 0.2%
Community Health Systems,
Extended Term Loan
3.811%	01/25/17	Ba3	827	831,126
DaVita, Inc.,
Term Loan B
4.500%	10/20/16	Ba2	985	989,357
Emergency Medical Services Corp.,
Term Loan B
5.250%	05/25/18	B1	812	817,047
HCA, Inc.,
Tranche Term Loan B-3
3.462%	05/31/18	Ba3	1,000	1,001,964
Health Management Associates, Inc.,
Term Loan B
4.500%	11/23/18	Ba3	900	905,619

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Healthcare Providers & Services (continued)
Kindred Healthcare, Inc.,
Term Loan B
5.250%	06/01/18	Ba3	$333	$324,722
Select Medical Corp.,
Series A, Tranche Term Loan B
5.500%	06/01/18	Ba3	498	499,988
Truven Holding Corp.,
Term Loan B
5.750%	05/31/19	Ba3	997	997,494
Vanguard Health Holding Co. II LLC/Vanguard Health System, Inc.,
Term Loan B
5.000%	01/29/16	Ba2	988	994,146

				7,361,463

Healthcare Technology
Emdeon Business Services LLC,
Term Loan B-1
5.000%	11/02/18	Ba3	414	417,057
Trizetto Group, Inc.(TZ Merger Sub, Inc.),
Term Loan B
4.750%	05/02/18	B1	990	982,525

				1,399,582

Hotels, Restaurants & Leisure — 0.1%
Focus Brands, Inc.,
Term Loan (First Lien)
6.250%	02/21/18	B1	1,151	1,157,077
Penn National Gaming, Inc.,
Facility Term Loan B
3.750%	07/15/18	Ba1	142	142,898
Pinnacle Entertainment, Inc.,
Series A, Incremental Term Loan
4.000%	03/19/19	Ba1	331	332,074
Six Flags, Inc.,
Tranche Term Loan B
4.000%	01/17/19	Ba2	417	418,006
Wendy’s International, Inc.,
Term Loan B
4.750%	05/15/19	B1	249	251,512

				2,301,567

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The),
Term Loan B
4.250%	06/01/18	Ba1	770	777,703
Calpine Corp.,
Term Loan B-1
4.500%	04/01/18	B1	985	993,469
Term Loan B-3
4.500%	09/27/19	B1	798	804,801
Freif North American Power I LLC,
Term Loan B
6.000%	03/29/19	Ba3	265	265,875
Term Loan C
6.000%	03/29/19	Ba3	42	41,994
NRG Energy, Inc.,
Term Loan B
4.000%	07/01/18	Baa3	985	994,081

				3,877,923

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Industrial Conglomerates
Colfax Corp.,
Facility Term Loan B
4.500%	12/07/18	Ba2	$1,052	$1,060,257
Hamilton Sundstrand Industrial,
Term Loan B
5.000%	12/05/19	B1	192	193,339
Tomkins Air Distribution,
Term Loan B
5.250%	11/09/18	B1	298	300,401

				1,553,997

Insurance
CNO Financial Group, Inc. (Conseco),
Term Loan B-2
5.000%	09/20/18	Ba3	616	619,430
Cunnigham Lindsey Group Ltd.,
Term Loan (First Lien)
5.000%	10/18/19	Ba3	800	806,000

				1,425,430

Internet & Catalog Retail
Web.com Group, Inc.,
Term Loan B
5.500%	10/27/17	Ba3	147	148,051

IT Services
Presidio, Inc.,
Term Loan B
5.750%	03/31/17	Ba3	287	285,490
West Corp.,
Term Loan B-6
5.750%	06/01/18	Ba3	199	201,363

				486,853

Leisure Equipment & Products
Live Nation Entertainment, Inc.,
Term Loan B
4.500%	11/16/16	Ba2	985	988,105

Life Sciences Tools & Services
Pharmaceutical Products Development, Inc.,
Term Loan B
6.250%	12/05/18	Ba3	660	669,763
Quintiles Transnational Holdings, Inc.,
Term Loan B-1
4.500%	06/01/18	B1	665	667,494
Term Loan B-2
4.500%	06/08/18	B1	633	634,954

				1,972,211

Media — 0.2%
AMC Entertainment, Inc.,
Term Loan B-3
4.750%	02/07/18	Ba2	594	598,132
Bresnan Broadband Holdings LLC,
Term Loan B
4.500%	12/14/17	Ba3	985	990,158
Formula One (Alpha Topco Ltd.),
Extended Term Loan B
6.000%	04/29/19	B1	993	1,004,609

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Media (continued)
FoxCo Acquisition LLC,
Term Loan B
5.500%	07/14/17	B2	$698	$706,978
Getty Images, Inc.,
Term Loan B
4.750%	09/25/19	B1	429	428,638
Hubbard Radio LLC,
Term Loan (First Lien)
5.250%	04/29/17	Ba3	718	723,145
Kabel Deutschland,
Term Loan F
4.250%	02/01/19	Ba2	833	835,938
LIN Television Corp.,
Term Loan B
4.000%	12/21/18	Ba3	425	427,484
Sinclair Television Group, Inc.,
New Tranche Term Loan B
4.000%	10/28/16	Ba1	981	983,922
Tribune Co.,
Term Loan B
4.000%	12/17/19	Ba3	389	387,891
Univision Communications, Inc.,
Extended Term Loan (First Lien)
4.462%	03/31/17	B2	774	760,056
Village Roadshow Films Ltd.,
Term Loan B
4.750%	11/21/17	A2	450	452,250

				8,299,201

Metals & Mining
Fortescue Metal Group Ltd.,
Term Loan B
5.250%	10/02/17	Ba1	748	753,385

Oil, Gas & Consumable Fuels
Arch Coal, Inc.,
Term Loan
5.750%	05/14/18	Ba3	616	621,562
Plains Exploration & Production Co.,,
7 Year Term Loan
4.000%	10/15/19	Ba1	357	357,887

				979,449

Pharmaceuticals — 0.1%
Catalent Pharma Solutions, Inc.,
Incremental Term Loan
5.250%	09/15/17	Ba3	1,020	1,030,087
IMS Healthcare, Inc.,
Tranche Dollar Term Loan B
4.500%	08/26/17	Ba3	1,238	1,244,600
Par Pharmaceutical, Inc.,
Term Loan B
5.000%	09/30/19	B1	1,283	1,281,432
Valeant Pharmaceuticals International, Inc.,
Series C, Tranche Term Loan B
4.250%	03/31/20	Ba1	400	402,200
Series D, Tranche Term Loan B
4.250%	02/13/19	Ba1	236	236,742

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Pharmaceuticals (continued)
Warner Chilcott Co. LLC,
Additional Term Loan B-1
4.250%	03/15/18	Ba3	$146	$146,329
Term Loan B-2
4.250%	03/15/18	Ba3	192	192,655
Warner Chilcott Corp.,
Term Loan B-1
4.250%	03/15/18	Ba3	384	385,309
WC Luxco SARL,
Term Loan B-3
4.250%	03/15/18	Ba3	264	264,900

				5,184,254

Professional Services — 0.1%
Acosta, Inc.,
Term Loan
5.000%	03/02/18	B1	995	1,002,703
Advantage Sales & Marketing, Inc.,
Term Loan (First Lien)
5.250%	12/17/17	B1	985	991,080
Genpact International, Inc.,
Term Loan B
4.250%	08/17/19	Ba2	200	201,246
Symphonyiri Group, Inc.,
Term Loan B-2
5.000%	12/01/17	B1	839	839,873

				3,034,902

Real Estate Investment Trusts
iStar Financial, Inc.,
2017 Term Loan
5.750%	10/15/17	B1	578	583,818
Tranche Term Loan A-1
5.250%	03/09/16	Ba3	206	208,360

				792,178

Road & Rail
Hertz Corp. (The),
Term Loan B2
3.750%	03/11/18	Ba1	857	857,679
Swift Transportation Co. LLC,
Tranche Term Loan B-2
5.000%	12/15/17	B1	121	122,130

				979,809

Software — 0.1%
Deltek, Inc.,
Term Loan B
6.000%	10/10/18	B1	333	335,521
Eagle Parent, Inc.,
Term Loan B
5.000%	05/16/18	Ba3	495	498,068
Lawson Software, Inc.,
Term Loan B-2
5.250%	04/05/18	Ba3	782	788,143
Riverbed Technology, Inc.,
Term Loan B
4.000%	12/13/19	Ba3	281	282,679

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Software (continued)
Sungard Data Systems, Inc.,
Term Loan D
4.500%	01/01/20	Ba3	$414	$417,911
Wall Street Systems, Inc.,
Term Loan B
5.750%	10/31/19	B2	600	601,500

				2,923,822

Specialty Retail
AOT Bedding Super Holdings LLC,
Term Loan B
5.000%	10/01/19	B1	800	800,222
KAR Auction Services, Inc.,
Term Loan B
5.000%	05/19/17	Ba3	764	770,668
Payless ShoeSource,
Term Loan B
7.250%	09/17/19	B1	450	455,063

				2,025,953

Textiles, Apparel & Luxury Goods
Phillips-Van Heusen Corp.,
Term Loan B
3.250%	12/31/19	Ba1	190	190,950

Wireless Telecommunication Services — 0.1%
Crown Castle Operating Co.,
Tranche Term Loan B
4.000%	01/31/19	Ba3	660	662,638
Neustar, Inc.,
Term Loan B
5.000%	11/08/18	Ba2	898	901,655
Syniverse Holdings, Inc.,
Term Loan B
5.000%	04/20/19	B1	995	1,000,390

				2,564,683

TOTAL BANK LOANS (cost $77,502,442)				78,807,620

CORPORATE BONDS — 14.6%
Aerospace & Defense — 0.4%
United Technologies Corp.,
Sr. Unsec’d. Notes
1.200%	06/01/15	A2	6,400	6,491,622
1.800%	06/01/17	A2	5,500	5,661,469
3.100%	06/01/22(a)	A2	5,600	5,930,333
4.500%	06/01/42	A2	3,700	4,111,296

				22,194,720

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
1.375%	07/15/17	A3	6,400	6,467,392
2.500%	07/15/22(a)	A3	5,800	5,836,308
PepsiCo, Inc.,
Sr. Unsec’d. Notes
1.250%	08/13/17	Aa3	3,500	3,513,149
2.750%	03/05/22(a)	Aa3	6,600	6,780,259

				22,597,108

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
1.875%	11/15/14	Baa1	$2,500	$2,556,675
2.125%	05/15/17	Baa1	1,000	1,035,941

				3,592,616

Capital Markets — 1.6%
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.300%	05/03/15	A3	10,200	10,631,021
5.150%	01/15/14	A3	3,400	3,545,880
5.750%	01/24/22(a)	A3	4,800	5,674,618
6.000%	06/15/20(a)	A3	5,000	5,941,060
6.250%	02/01/41(a)	A3	8,600	10,551,521
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15	Baa2	2,000	2,136,604
6.150%	04/25/13	Baa2	7,400	7,518,792
6.875%	04/25/18(a)	Baa2	4,900	5,906,725
Sub. Notes
6.110%	01/29/37	Baa3	6,580	7,182,399
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%	11/02/15(a)	Baa1	3,300	3,438,300
3.800%	04/29/16(a)	Baa1	2,900	3,044,377
4.750%	03/22/17(a)	Baa1	2,000	2,181,922
6.375%	07/24/42(a)	Baa1	2,600	3,047,993
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21	Baa1	5,800	6,585,169
5.550%	04/27/17	Baa1	5,200	5,764,902

				83,151,283

Chemicals — 0.2%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
8.550%	05/15/19	Baa2	6,500	8,775,494

Commercial Banks — 1.0%
HSBC USA, Inc.,
Sr. Unsec’d. Notes
2.375%	02/13/15	A2	6,900	7,097,519
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1	5,200	5,564,681
Wells Fargo & Co.,
Sr. Unsec’d. Notes
1.500%	07/01/15	A2	10,100	10,274,013
1.500%	01/16/18	A2	4,800	4,807,872
5.625%	12/11/17	A2	5,550	6,619,507
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22(a)	A2	6,600	7,039,903
Wells Fargo Bank NA,
Sub. Notes
5.950%	08/26/36	A1	7,015	8,851,008

				50,254,503

Consumer Finance — 0.4%
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.000%	11/06/15	Baa1	7,750	7,723,821

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Consumer Finance (continued)
2.150%	03/23/15	Baa1	$3,600	$3,674,668
4.750%	07/15/21(a)	Baa1	6,900	7,956,818

				19,355,307

Diversified Financial Services — 2.5%
Bank of America Corp.,
Sr. Notes
1.500%	10/09/15(a)	Baa2	5,000	5,025,565
Sr. Unsec’d. Notes
3.875%	03/22/17(a)	Baa2	3,400	3,687,371
5.700%	01/24/22(a)	Baa2	8,000	9,620,392
5.875%	02/07/42	Baa2	1,000	1,247,589
Citigroup, Inc.,
Sr. Unsec’d. Notes
2.650%	03/02/15(a)	Baa2	3,700	3,810,134
4.450%	01/10/17	Baa2	3,500	3,877,300
4.500%	01/14/22(a)	Baa2	8,700	9,706,625
5.875%	01/30/42	Baa2	500	617,073
8.500%	05/22/19(a)	Baa2	5,219	7,017,661
Sub. Notes
5.000%	09/15/14	Baa3	10,400	10,941,715
6.125%	08/25/36	Baa3	5,200	5,667,360
General Electric Capital Corp.,
Sr. Unsec’d. Notes
2.150%	01/09/15(a)	A1	10,300	10,579,491
3.150%	09/07/22(a)	A1	6,300	6,436,666
Sr. Unsec’d. Notes, MTN
2.300%	04/27/17	A1	4,100	4,251,212
5.625%	09/15/17	A1	5,400	6,370,499
6.750%	03/15/32(a)	A1	5,150	6,688,480
6.875%	01/10/39	A1	1,600	2,174,878
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.000%	08/15/17(a)	A2	5,200	5,299,966
3.250%	09/23/22(a)	A2	5,000	5,148,905
4.250%	10/15/20(a)	A2	3,000	3,336,381
5.400%	01/06/42	A2	1,100	1,325,614
6.400%	05/15/38(a)	A2	6,400	8,579,066
JPMorgan Chase Bank NA,
Sub. Notes, BKNT
6.000%	10/01/17	A1	4,000	4,735,360

				126,145,303

Diversified Telecommunication Services — 1.0%
AT&T, Inc.,
Sr. Unsec’d. Notes
0.875%	02/13/15(a)	A2	8,200	8,238,442
1.700%	06/01/17(a)	A2	7,100	7,201,154
2.625%	12/01/22	A2	2,500	2,504,113
2.950%	05/15/16	A2	2,000	2,117,444
3.875%	08/15/21(a)	A2	5,000	5,572,540
5.550%	08/15/41(a)	A2	1,900	2,280,236
6.300%	01/15/38	A2	3,900	5,000,677
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.450%	11/01/22(a)	A3	1,100	1,100,367
3.000%	04/01/16(a)	A3	2,000	2,129,612
3.500%	11/01/21(a)	A3	6,800	7,439,309

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Telecommunication Services (continued)
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%	12/01/30	A3	$4,450	$6,515,192

				50,099,086

Electric Utilities — 0.7%
Commonwealth Edison Co.,
First Mortgage
6.150%	09/15/17	A3	2,300	2,788,669
Constellation Energy Group, Inc.,
Gtd. Notes
4.550%	06/15/15	Baa2	9,050	9,768,108
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17(a)	Baa2	6,100	6,140,275
3.950%	09/15/14	Baa2	3,200	3,369,776
FirstEnergy Solutions Corp.,
Gtd. Notes
6.050%	08/15/21(a)	Baa3	5,450	6,237,623
Florida Power Corp.,
First Mortgage
5.650%	06/15/18	A2	3,300	3,991,779
Southern Power Co.,
Series D, Sr. Unsec’d. Notes
4.875%	07/15/15	Baa1	1,600	1,752,552

				34,048,782

Food & Staples Retailing — 0.2%
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
6.500%	08/15/37(a)	Aa2	6,400	8,999,648

Gas Utilities — 0.1%
ONEOK, Inc.,
Sr. Unsec’d. Notes
4.250%	02/01/22(a)	Baa2	5,350	5,813,149

Industrial Conglomerates — 0.4%
General Electric Co.,
Sr. Unsec’d. Notes
0.850%	10/09/15	Aa3	7,300	7,325,733
2.700%	10/09/22(a)	Aa3	9,500	9,683,417
4.125%	10/09/42	Aa3	3,100	3,188,809

				20,197,959

Insurance — 0.4%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.000%	03/20/15(a)	Baa1	3,300	3,433,703
4.250%	09/15/14	Baa1	5,700	6,004,374
6.250%	05/01/36	Baa1	4,700	6,045,934
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42(a)	A3	2,500	2,500,335
5.700%	06/15/35	A3	4,100	5,005,895

				22,990,241

IT Services
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.950%	07/22/16	Aa3	200	207,854

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media — 0.8%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	$4,400	$6,652,180
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1	2,500	2,604,587
6.950%	08/15/37	Baa1	7,800	10,577,315
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
4.750%	10/01/14	Baa2	9,900	10,570,428
Time Warner, Inc.,
Gtd. Notes
4.750%	03/29/21	Baa2	4,800	5,516,213
7.700%	05/01/32	Baa2	3,100	4,334,349
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
0.450%	12/01/15	A2	750	746,305

				41,001,377

Metals & Mining
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
3.550%	03/01/22	Baa3	1,200	1,190,131

Multi-Utilities — 0.9%
Consolidated Edison Co. of New York, Inc.,
Series 08-A, Sr. Unsec’d. Notes
5.850%	04/01/18	A3	7,200	8,763,192
Sr. Unsec’d. Notes
7.125%	12/01/18	A3	700	914,252
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18	Baa1	3,975	4,786,894
6.125%	04/01/36	Baa1	9,700	12,244,708
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
3.750%	08/15/42(a)	A3	3,500	3,323,230
6.050%	03/01/34	A3	3,900	5,024,772
Sempra Energy,
Sr. Unsec’d. Notes
2.000%	03/15/14	Baa1	6,883	6,987,140
6.500%	06/01/16	Baa1	2,500	2,930,880

				44,975,068

Oil, Gas & Consumable Fuels — 1.5%
ConocoPhillips,
Gtd. Notes
5.750%	02/01/19	A1	8,423	10,359,625
6.500%	02/01/39	A1	6,900	9,785,159
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21(a)	Baa2	7,100	7,631,825
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22	Baa2	5,200	5,560,131
5.000%	08/15/42	Baa2	1,200	1,271,734
5.950%	02/15/18	Baa2	6,900	8,261,460
6.850%	02/15/20	Baa2	4,500	5,669,717
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38(a)	Baa2	3,100	4,079,181

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.500%	02/15/18	A1	$7,300	$7,393,732
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22	Baa2	3,200	3,260,944
6.850%	10/15/37	Baa2	2,400	3,057,324
Williams Partners LP,
Sr. Unsec’d. Notes
3.800%	02/15/15	Baa2	7,400	7,824,664

				74,155,496

Pharmaceuticals — 0.4%
AbbVie, Inc.,
Gtd. Notes, 144A
1.200%	11/06/15(a)	Baa1	4,800	4,832,069
1.750%	11/06/17	Baa1	7,000	7,076,139
Merck & Co., Inc.,
Sr. Unsec’d. Notes
1.100%	01/31/18	A1	5,500	5,495,661
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37	A1	1,400	1,867,552

				19,271,421

Real Estate Investment Trusts — 0.2%
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	Baa2	9,900	10,399,792

Semiconductor Equipment & Product — 0.2%
Intel Corp.,
Sr. Unsec’d. Notes
1.350%	12/15/17	A1	10,200	10,197,052
2.700%	12/15/22	A1	1,200	1,198,321
4.250%	12/15/42	A1	1,200	1,203,208

				12,598,581

Software — 0.4%
Oracle Corp.,
Sr. Unsec’d. Notes
1.200%	10/15/17	A1	7,700	7,722,854
2.500%	10/15/22	A1	1,900	1,917,117
5.375%	07/15/40	A1	7,200	8,977,154

				18,617,125

Tobacco — 0.8%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	Baa1	11,600	11,478,536
4.250%	08/09/42	Baa1	400	387,918
9.250%	08/06/19	Baa1	2,792	3,884,068
10.200%	02/06/39	Baa1	4,900	8,196,852

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Tobacco (continued)
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
1.125%	08/21/17	A2	$8,700	$8,672,212
2.500%	05/16/16	A2	6,500	6,836,661

				39,456,247

TOTAL CORPORATE BONDS (cost $705,895,139)				740,088,291

U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Bonds
2.750%	08/15/42		16,500	15,932,813
3.000%	05/15/42		4,200	4,278,750
5.375%	02/15/31(k)		6,775	9,671,312
U.S. Treasury Notes
0.250%	10/15/15-12/15/15		39,160	39,046,658
0.250%	02/28/14(k)		4,900	4,902,680
0.500%	08/15/14(k)		2,410	2,420,544
0.625%	09/30/17-12/31/17		27,000	26,991,018
1.625%	08/15/22		2,700	2,682,283
1.625%	11/15/22(a)		17,900	17,704,210
3.625%	02/15/21		5,675	6,661,474

TOTAL U.S. TREASURY OBLIGATIONS (cost $130,497,643)				130,291,742

TOTAL LONG-TERM INVESTMENTS (cost $4,581,174,759)				4,747,951,099

SHORT-TERM INVESTMENTS — 16.7%			Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $840,418,274; includes $540,414,163 of cash collateral for securities on loan)(b)(w)(Note 4)			840,418,274	840,418,274

TOTAL INVESTMENTS — 110.7% (cost $5,421,593,033)				5,588,369,373
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (10.7)%				(539,443,779)

NET ASSETS — 100.0%				$5,048,925,594

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
BKNT	Bank Note
EAFE	Europe, Australia, Far East
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $534,278,119; cash collateral of $540,414,163 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation
Long Positions:
750	Mini MSCI EAFE Index	Mar. 2013	$59,259,416	$60,761,250	$1,501,834
160	Russell 2000 Mini	Mar. 2013	13,117,149	13,545,600	428,451
1,660	S&P 500 E-Mini	Mar. 2013	117,211,832	117,868,300	656,468

					$2,586,753

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,191,290,399	$607,473,047	$—
Bank Loans	—	78,807,620	—
Corporate Bonds	—	740,088,291	—
U.S. Treasury Obligations	—	130,291,742	—
Affiliated Money Market Mutual Fund	840,418,274	—	—
Other Financial Instruments*
Futures	2,586,753	—	—

Total	$4,034,295,426	$1,556,660,700	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $622,719,068. An amount of $231,369,324 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (10.7% represents investments purchased with collateral from securities on loan)	16.7%
Commercial Banks	7.9
Specialty Retail	5.8
Diversified Telecommunication Services	5.4
Computers & Peripherals	5.4
Oil, Gas & Consumable Fuels	4.4
Semiconductor Equipment & Product	3.7
Biotechnology	3.7
Hotels, Restaurants & Leisure	3.5
Diversified Financial Services	3.3
Capital Markets	3.2
Multiline Retail	3.2
Media	2.9
U.S. Treasury Obligations	2.6
Pharmaceuticals	2.5
Insurance	2.2
Software	2.0
Food Products	1.9
Electronic Equipment, Instruments & Components	1.9
Industrial Conglomerates	1.9
Wireless Telecommunication Services	1.9
Chemicals	1.9
Trading Companies & Distributors	1.8
Automobiles	1.4
Beverages	1.4
Airlines	1.4
Transportation Infrastructure	1.2
Healthcare Equipment & Supplies	1.1
Food & Staples Retailing	1.1

Healthcare Providers & Services	1.1%
Leisure Equipment & Products	1.0
Road & Rail	0.9
Multi-Utilities	0.9
Diversified Consumer Services	0.8
Aerospace & Defense	0.8
Tobacco	0.8
Energy Equipment & Services	0.8
Metals & Mining	0.7
Electric Utilities	0.7
Consumer Finance	0.6
Machinery	0.6
IT Consulting & Services	0.5
Auto Components	0.4
Paper & Forest Products	0.4
Internet Software & Services	0.4
Commercial Services & Supplies	0.4
Real Estate Investment Trusts	0.3
Professional Services	0.3
Communications Equipment	0.2
Household Products	0.2
Construction & Engineering	0.1
Personal Products	0.1
Gas Utilities	0.1
Textiles, Apparel & Luxury Goods	0.1
Electrical Equipment & Instruments	0.1
Independent Power Producers & Energy Traders	0.1

110.7
Liabilities in excess of other assets	(10.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risks associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below. Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from broker-variation margin	$2,586,753	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in the schedule of open future contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(973)
Equity contracts	19,889,405

Total	$19,888,432

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$2,574,965

For the year ended December 31, 2012, the Portfolio’s average value at trade date for futures long position was $160,266,538.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $534,278,119:
Unaffiliated investments (cost $4,581,174,759)	$4,747,951,099
Affiliated investments (cost $840,418,274)	840,418,274
Cash	1,357,438
Dividends and interest receivable	14,633,831
Receivable for fund share sold	13,940,026
Receivable for investments sold	6,347,486
Due from broker-variation margin	4,107,950
Tax reclaim receivable	543,722
Prepaid expenses	25,579

Total Assets	5,629,325,405

LIABILITIES:
Payable to broker for collateral for securities on loan	540,414,163
Payable for investments purchased	38,297,806
Advisory fees payable	1,329,317
Accrued expenses and other liabilities	234,530
Due to broker	80,178
Shareholder servicing fees payable	43,339
Affiliated transfer agent fee payable	478

Total Liabilities	580,399,811

NET ASSETS	$5,048,925,594

Net assets were comprised of:
Paid-in capital	$4,982,853,938
Retained earnings	66,071,656

Net assets, December 31, 2012	$5,048,925,594

Net asset value and redemption price per share, $5,048,925,594 / 494,061,774 outstanding shares of beneficial interest	$10.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $2,056,738 foreign withholding tax)	$93,218,685
Interest income	27,183,750
Affiliated income from securities lending, net	1,650,011
Affiliated dividend income	543,748

122,596,194

EXPENSES
Advisory fees	37,319,372
Shareholder servicing fees and expenses	4,390,516
Custodian and accounting fees	457,000
Insurance expenses	48,000
Trustees’ fees	47,000
Audit fee	43,000
Commitment fee on syndicated credit agreement	23,000
Loan interest expense (Note 7)	20,618
Legal fees and expenses	20,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	8,000
Miscellaneous	24,981

Total expenses	42,410,487
Less: advisory fee waivers and/or expense reimbursement	(78,103)
Less: shareholder servicing fee waiver	(1,571,207)

Net expenses	40,761,177

NET INVESTMENT INCOME	81,835,017

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	25,703,271
Futures transactions	19,888,432
Foreign currency transactions	677,617

46,269,320

Net change in unrealized appreciation (depreciation) on:
Investments	312,894,510
Futures	2,574,965
Foreign currencies	80,550

315,550,025

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	361,819,345

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$443,654,362

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$81,835,017	$58,328,111
Net realized gain on investment and foreign currency transactions	46,269,320	140,090,202
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	315,550,025	(649,304,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	443,654,362	(450,886,195)

DISTRIBUTIONS	(58,440,401)	(47,051,186)

FUND SHARE TRANSACTIONS:
Fund share sold [283,269,392 and 305,027,179 shares, respectively]	2,791,335,580	2,897,315,242
Fund share issued in reinvestment of distributions [6,230,320 and 4,806,046 shares, respectively]	58,440,401	47,051,186
Fund share repurchased [149,058,663 and 362,768,919 shares, respectively]	(1,439,635,098)	(3,223,131,778)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE
TRANSACTIONS	1,410,140,883	(278,765,350)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,795,354,844	(776,702,731)
NET ASSETS:
Beginning of year	3,253,570,750	4,030,273,481

End of year	$5,048,925,594	$3,253,570,750

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 90.3%
COMMON STOCKS — 45.8%	Shares	Value (Note 2)

Advertising — 0.1%
WPP PLC (United Kingdom)	122,795	$1,793,943

Aerospace & Defense — 0.4%
Meggitt PLC (United Kingdom)	111,990	701,257
Raytheon Co.	13,900	800,084
United Technologies Corp.	110,515	9,063,336

		10,564,677

Agriculture — 0.8%
Altria Group, Inc.	16,208	509,255
Archer-Daniels-Midland Co.	51,601	1,413,352
British American Tobacco PLC (United Kingdom)	112,471	5,717,487
Chaoda Modern Agriculture Holdings Ltd. (Cayman Islands)*	828,000	—
GrainCorp Ltd. (Australia)	32,095	416,202
Imperial Tobacco Group PLC (United Kingdom)	63,043	2,444,288
Japan Tobacco, Inc. (Japan)	148,000	4,180,908
KT&G Corp. (South Korea)	9,890	746,432
Philip Morris International, Inc.	68,925	5,764,887
Reynolds American, Inc.	17,377	719,929

		21,912,740

Airlines — 0.1%
Copa Holdings SA (Panama) (Class A Stock)	6,350	631,507
Delta Air Lines, Inc.*	73,800	876,006
Japan Airlines Co. Ltd. (Japan)	26,200	1,126,171
Turk Hava Yollari (Turkey)*	142,200	501,557

		3,135,241

Apparel — 0.3%
Burberry Group PLC (United Kingdom)	75,110	1,509,829
Coach, Inc.	20,942	1,162,490
Hanesbrands, Inc.*	58,200	2,084,724
Pou Chen Corp. (Taiwan)	214,000	225,435
VF Corp.	19,681	2,971,241
Wolverine World Wide, Inc.(a)	28,200	1,155,636

		9,109,355

Auto Parts & Equipment — 0.3%
BorgWarner, Inc.*	1,942	139,086
Bridgestone Corp. (Japan)	9,900	257,712
Continental AG (Germany)	12,727	1,483,382
Halla Climate Control Corp. (South Korea)	17,200	383,518
Hyundai Mobis (South Korea)*	2,610	708,117
Johnson Controls, Inc.	160,454	4,925,938
Lear Corp.	13,366	626,063
TRW Automotive Holdings Corp.*	3,082	165,226

		8,689,042

Automobile Manufacturers — 1.0%
Bayerische Motoren Werke AG (Germany)	1,638	159,396
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	596,000	938,344
General Motors Co.*(a)	203,100	5,855,373
General Motors Corp. Escrow Shares*	110,000	—
Great Wall Motor Co. Ltd. (China) (Class H Stock)	209,000	672,211

COMMON STOCKS (continued)	Shares	Value (Note 2)

Automobile Manufacturers (continued)
Honda Motor Co. Ltd. (Japan)	117,900	$4,366,383
Hyundai Motor Co. (South Korea)	6,930	1,428,579
Kia Motors Corp. (South Korea)	19,900	1,058,154
Motors Liquidation Co. GUC Trust*	2,770	58,724
Nissan Motor Co. Ltd. (Japan)	205,100	1,946,169
PACCAR, Inc.	97,939	4,427,822
Tata Motors Ltd. (India), ADR	36,800	1,056,896
Tesla Motors, Inc.*(a)	33,100	1,121,097
Toyota Motor Corp. (Japan)	54,700	2,554,280
UMW Holdings Bhd (Malaysia)	170,000	663,767

		26,307,195

Banks — 1.3%
Australia & New Zealand Banking Group Ltd. (Australia)	76,536	2,015,698
Capital One Financial Corp.	49,644	2,875,877
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	1,462,000	886,002
China Minsheng Banking Corp. Ltd. (China) (Class H Stock)	968,000	1,137,127
City National Corp.(a)	13,700	678,424
Comerica, Inc.	6,420	194,783
Compartamos SAB de CV (Mexico)	255,100	364,505
East West Bancorp, Inc.	21,173	455,008
Fifth Third Bancorp	17,888	271,719
First Republic Bank	23,400	767,052
Grupo Financiero Banorte SAB de CV (Mexico) (Class O Stock)	170,100	1,098,400
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	5,001,475	3,609,949
Kasikornbank PCL (Thailand)	171,500	1,091,342
Krung Thai Bank PCL (Thailand), NVDR	983,825	635,289
Mitsubishi UFJ Financial Group, Inc. (Japan)	534,200	2,890,617
Mizuho Financial Group, Inc. (Japan)	340,400	624,119
Northern Trust Corp.	21,200	1,063,392
OTP Bank PLC (Hungary)	30,870	581,497
PNC Financial Services Group, Inc.	20,458	1,192,906
Powszechna Kasa Oszczednosci Bank Polski SA (Poland)	73,150	876,036
Regions Financial Corp.	33,392	237,751
Sberbank of Russia (Russia), ADR	111,700	1,402,952
Standard Chartered PLC (United Kingdom), (SGX)	193,321	5,003,123
Standard Chartered PLC (United Kingdom), (XHKG)	25,800	666,061
Swedbank AB (Sweden) (Class A Stock)	79,911	1,569,881
Thanachart Capital PCL (Thailand)	247,100	307,055
Turkiye Garanti Bankasi A/S (Turkey)	210,300	1,097,646
Turkiye Halk Bankasi A/S (Turkey)	61,500	606,246
Turkiye Is Bankasi (Turkey) (Class C Stock)	263,900	920,409
Westamerica Bancorp	9,900	421,641
Zions Bancorporation	5,833	124,826

		35,667,333

Beverages — 0.7%
Anheuser-Busch InBev NV (Belgium)	27,755	2,417,046
Beam, Inc.	5,539	338,378
Carlsberg A/S (Denmark) (Class B Stock)	8,990	885,662
Coca-Cola Co. (The)	89,107	3,230,129

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Beverages (continued)
Coca-Cola Enterprises, Inc.	47,094	$1,494,293
Constellation Brands, Inc. (Class A Stock)*	7,226	255,728
Diageo PLC (United Kingdom), ADR	15,100	1,760,358
Dr. Pepper Snapple Group, Inc.(a)	30,363	1,341,437
Molson Coors Brewing Co. (Class B Stock)	18,100	774,499
PepsiCo, Inc.	28,538	1,952,856
Pernod-Ricard SA (France)	12,630	1,465,353
SABMiller PLC (United Kingdom)	40,387	1,874,415

		17,790,154

Biotechnology — 0.7%
Aegerion Pharmaceuticals, Inc.*(a)	64,240	1,631,054
Amgen, Inc.	25,642	2,213,417
Biogen Idec, Inc.*	48,279	7,081,081
Celgene Corp.*	33,112	2,606,577
Dendreon Corp.*	11,669	61,612
Gilead Sciences, Inc.*	46,800	3,437,460
Regeneron Pharmaceuticals, Inc.*	6,000	1,026,420
Vertex Pharmaceuticals, Inc.*	42,353	1,776,285

		19,833,906

Building Materials — 0.4%
China Shanshui Cement Group Ltd. (China)	487,000	364,439
Cie de Saint-Gobain (France)	30,092	1,292,273
Daikin Industries Ltd. (Japan)	26,500	910,252
Fortune Brands Home & Security, Inc.*	64,500	1,884,690
Holcim Ltd. (Switzerland)*	15,300	1,126,923
Imerys SA (France)	12,225	784,099
Lafarge SA (France)	28,449	1,837,027
Martin Marietta Materials, Inc.(a)	13,500	1,272,780
Masco Corp.	64,460	1,073,904
U.S. Concrete, Inc.*	15,317	138,619

		10,685,006

Chemicals — 1.3%
Air Products & Chemicals, Inc.	58,171	4,887,528
Akzo Nobel NV (Netherlands)	12,530	829,450
Albemarle Corp.	26,100	1,621,332
BASF SE (Germany)	24,098	2,278,717
Bayer AG (Germany)	57,508	5,484,098
CF Industries Holdings, Inc.	2,249	456,907
Dongyue Group (China)	557,000	376,568
Dow Chemical Co. (The)	26,598	859,647
E.I. du Pont de Nemours & Co.	30,033	1,350,584
FMC Corp.	27,800	1,626,856
Georgia Gulf Corp.	29,713	1,226,553
LG Chem Ltd. (South Korea)	3,757	1,174,257
Linde AG (Germany)	8,148	1,425,487
LyondellBasell Industries NV (Netherlands) (Class A Stock)	15,700	896,313
PPG Industries, Inc.	21,638	2,928,703
Sherwin-Williams Co. (The)	20,800	3,199,456
Shin-Etsu Chemical Co. Ltd. (Japan)	23,200	1,415,897
Solvay SA (Belgium)	14,151	2,059,152
Symrise AG (Germany)	17,224	618,822
Syngenta AG (Switzerland)	1,172	473,472

		35,189,799

Coal — 0.1%
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	539,000	2,414,353

COMMON STOCKS (continued)	Shares	Value (Note 2)

Coal (continued)
Exxaro Resources Ltd. (South Africa)	34,500	$695,119
Peabody Energy Corp.	2,440	64,928

		3,174,400

Commercial Banks — 0.9%
Banco Bilbao Vizcaya Argentaria SA (Spain)	91,851	853,377
Bank of America Corp.	681,572	7,906,235
Barclays PLC (United Kingdom)	345,455	1,500,657
China Construction Bank Corp. (China) (Class H Stock)	4,004,000	3,272,117
Huntington Bancshares, Inc.	12,702	81,166
KeyCorp	28,900	243,338
M&T Bank Corp.	42,510	4,185,960
Sumitomo Mitsui Financial Group, Inc. (Japan)	71,500	2,598,440
SVB Financial Group*	4,134	231,380
U.S. Bancorp	121,940	3,894,764

		24,767,434

Commercial Services — 0.9%
Alliance Data Systems Corp.*(a)	13,100	1,896,356
Arteris SA (Brazil)	25,000	231,380
Cielo SA (Brazil)	12,400	345,141
Equifax, Inc.	31,500	1,704,780
Experian PLC (United Kingdom)	104,213	1,679,602
FleetCor Technologies, Inc.*	30,100	1,614,865
Genpact Ltd. (Bermuda)	13,079	202,725
H&R Block, Inc.	65,500	1,216,335
Lender Processing Services, Inc.	116,890	2,877,832
Moody’s Corp.	39,800	2,002,736
RR Donnelley & Sons Co.(a)	76,030	684,270
SGS SA (Switzerland)	444	986,152
Sodexo (France)	26,853	2,269,055
Visa, Inc. (Class A Stock)	44,489	6,743,643

		24,454,872

Computers — 1.7%
Apple, Inc.	54,341	28,965,383
Asustek Computer, Inc. (Taiwan)	82,000	928,599
Brocade Communications Systems, Inc.*	382,500	2,038,725
Chicony Electronics Co. Ltd. (Taiwan)	165,865	386,779
Cognizant Technology Solutions Corp. (Class A Stock)*	16,596	1,228,934
EMC Corp.*	127,339	3,221,677
Fujitsu Ltd. (Japan)	301,000	1,262,387
Fusion-io, Inc.*(a)	33,300	763,569
Gemalto NV (Netherlands)	9,614	867,811
Hewlett-Packard Co.	108,121	1,540,724
Infosys Ltd. (India), ADR	22,850	966,555
International Business Machines Corp.	11,300	2,164,515
Jack Henry & Associates, Inc.	3,000	117,780
Lenovo Group Ltd. (China)	1,040,000	958,942
Lite-On Technology Corp. (Taiwan)	282,045	376,435
MICROS Systems, Inc.*	4,400	186,736
NetApp, Inc.*	2,658	89,176
SanDisk Corp.*	3,689	160,693

		46,225,420

Construction & Engineering — 0.2%
ABB Ltd. (Switzerland)*	66,900	1,387,341
Fluor Corp.	83,662	4,914,305

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Construction & Engineering (continued)
Jacobs Engineering Group, Inc.*	1,100	$46,827
URS Corp.	8,500	333,710

		6,682,183

Containers & Packaging — 0.1%
Bemis Co., Inc.	44,200	1,478,932
Crown Holdings, Inc.*	14,404	530,211
Rock-Tenn Co. (Class A Stock)	28,258	1,975,517

		3,984,660

Cosmetics/Personal Care — 0.2%
Colgate-Palmolive Co.	7,416	775,269
L’Oreal SA (France)	3,914	544,607
Procter & Gamble Co. (The)	77,341	5,250,680

		6,570,556

Distribution/Wholesale — 0.4%
Digital China Holdings Ltd. (Hong Kong)	117,000	202,326
Genuine Parts Co.	27,000	1,716,660
Marubeni Corp. (Japan)	294,000	2,109,521
Mitsubishi Corp. (Japan)	61,200	1,178,281
Mitsui & Co. Ltd. (Japan)	77,900	1,167,633
Somerset Cayuga Holding Co., Inc.*	1,372	30,184
Sumitomo Corp. (Japan)	85,100	1,091,816
W.W. Grainger, Inc.	5,365	1,085,715
Watsco, Inc.	15,200	1,138,480

		9,720,616

Diversified Financial Services — 1.4%
African Bank Investments Ltd. (South Africa)	120,300	459,078
Air Lease Corp.*	69,200	1,487,800
American Express Co.	28,995	1,666,633
Ameriprise Financial, Inc.	71,076	4,451,490
BS Financial Group, Inc. (South Korea)	46,150	572,238
Capmark Financial Group, Inc.*	30,406	367,913
Charles Schwab Corp. (The)(a)	140,200	2,013,272
CME Group, Inc.	74,077	3,756,445
Deutsche Boerse AG (Germany)	32,033	1,964,338
Discover Financial Services	73,180	2,821,089
Goldman Sachs Group, Inc. (The)	33,511	4,274,663
Housing Development Finance Corp. (India)	80,000	1,222,144
ICAP PLC (United Kingdom)	141,599	716,020
IntercontinentalExchange, Inc.*(a)	6,489	803,403
Legg Mason, Inc.	41,600	1,069,952
MasterCard, Inc. (Class A Stock)	6,280	3,085,238
Morgan Stanley	65,665	1,255,515
Ocwen Financial Corp.*	12,100	418,539
ORIX Corp. (Japan)	21,090	2,382,295
T. Rowe Price Group, Inc.	22,930	1,493,431
TD Ameritrade Holding Corp.(a)	59,201	995,169
Woori Finance Holdings Co. Ltd. (South Korea)	69,800	778,613

		38,055,278

Diversified Machinery — 0.2%
FANUC Corp. (Japan)	7,000	1,302,347
Flowserve Corp.	2,371	348,063
Kubota Corp. (Japan)	139,000	1,598,138
Rockwell Automation, Inc.	15,400	1,293,446

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Machinery (continued)
Weir Group PLC (The) (United Kingdom)	6,463	$199,857

		4,741,851

Diversified Manufacturing — 0.6%
Carlisle Cos., Inc.	85,190	5,005,764
Danaher Corp.	4,900	273,910
Dover Corp.	29,500	1,938,445
Eaton Corp. PLC (Ireland)	4,803	260,323
Illinois Tool Works, Inc.	13,600	827,016
Pall Corp.(a)	38,240	2,304,342
Pentair Ltd.	28,137	1,382,933
Siemens AG (Germany)	17,316	1,893,525
SPX Corp.	18,841	1,321,696

		15,207,954

Electric — 0.7%
AES Corp. (The)	108,821	1,164,385
American Electric Power Co., Inc.	28,224	1,204,601
Cia Energetica de Minas Gerais (Brazil), ADR	30,082	326,690
Consolidated Edison, Inc.	2,094	116,301
DTE Energy Co.	8,428	506,101
Dynegy, Inc.(a)	17,061	326,373
Entergy Corp.	2,452	156,315
Exelon Corp.	44,500	1,323,430
GDF Suez (France)	45,917	945,715
NextEra Energy, Inc.	62,522	4,325,897
Northeast Utilities	32,700	1,277,916
NV Energy, Inc.	131,825	2,391,306
PG&E Corp.	56,112	2,254,580
Public Service Enterprise Group, Inc.(a)	6,818	208,631
Southern Co. (The)	30,800	1,318,548

		17,846,789

Electronic Components & Equipment — 0.8%
Acuity Brands, Inc.	19,300	1,307,189
Emerson Electric Co.	105,461	5,585,214
Energizer Holdings, Inc.	25,914	2,072,601
Generac Holdings, Inc.(a)	35,570	1,220,407
Hitachi Ltd. (Japan)	402,000	2,365,572
Mitsubishi Electric Corp. (Japan)	270,000	2,298,876
Nidec Corp. (Japan)	12,500	729,986
Schneider Electric SA (France)	49,810	3,648,142
Tyco International Ltd. (Switzerland)	78,873	2,307,035

		21,535,022

Electronics — 0.5%
Agilent Technologies, Inc.	40,100	1,641,694
Anritsu Corp. (Japan)	49,000	582,119
Hon Hai Precision Industry Co. Ltd. (Taiwan) (Class S Stock)	318,830	1,952,133
Honeywell International, Inc.	73,911	4,691,131
Itron, Inc.*	31,650	1,410,008
Mettler-Toledo International, Inc.*	3,981	769,527
Murata Manufacturing Co. Ltd. (Japan)	14,500	855,375
Omron Corp. (Japan)	22,900	549,677
Radiant Opto-Electronics Corp. (Taiwan)	122,430	508,394
TPK Holding Co. Ltd. (Taiwan)	52,000	931,140

		13,891,198

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Entertainment — 0.1%
Bally Technologies, Inc.*	42,670	$1,907,776
William Hill PLC (United Kingdom)	60,782	346,327

		2,254,103

Financial–Bank & Trust — 1.5%
BNP Paribas SA (France)	21,020	1,196,676
CIT Group, Inc.*	10,940	422,722
Citigroup, Inc.	184,117	7,283,669
Credit Suisse Group AG (Switzerland)*	125,016	3,051,187
HSBC Holdings PLC (United Kingdom), (QMTF)	437,029	4,631,120
HSBC Holdings PLC (United Kingdom), (XHKG)	300,800	3,188,266
State Street Corp.	14,212	668,106
SunTrust Banks, Inc.	56,415	1,599,365
Wells Fargo & Co.	568,644	19,436,252

		41,477,363

Food — 1.2%
Campbell Soup Co.(a)	44,578	1,555,326
Charoen Pokphand Foods PCL (Thailand), NVDR	740,700	820,944
ConAgra Foods, Inc.	109,108	3,218,686
Dean Foods Co.*	88,700	1,464,437
General Mills, Inc.	48,239	1,949,338
J.M. Smucker Co. (The)	2,200	189,728
Kellogg Co.	14,200	793,070
Kraft Foods Group, Inc.	33,193	1,509,286
Kroger Co. (The)	53,810	1,400,136
M Dias Branco SA (Brazil)	9,300	354,695
Mondelez International, Inc. (Class A Stock)	103,683	2,640,806
Nestle SA (Switzerland)	94,559	6,169,357
Nutreco NV (Netherlands)	10,910	927,494
Tesco PLC (United Kingdom)	288,325	1,588,268
Thai Union Frozen Products PCL (Thailand), NVDR	150,100	354,194
Tiger Brands Ltd. (South Africa)	29,350	1,131,777
Tyson Foods, Inc. (Class A Stock)	25,952	503,469
Unilever NV (Netherlands), CVA	88,291	3,378,351
Unilever PLC (United Kingdom)	54,452	2,116,609

		32,065,971

Forest Products & Paper — 0.1%
Abitibi Escrow Shares	996,000	945
MeadWestvaco Corp.	58,100	1,851,647
Resolute Forest Products*	4,095	54,218
Stora Enso Oyj (Finland) (Class R Stock)	107,274	750,859
UPM-Kymmene Oyj (Finland)	64,787	762,207

		3,419,876

Gas — 0.5%
AGL Resources, Inc.	4,792	191,536
Atmos Energy Corp.	34,000	1,194,080
CenterPoint Energy, Inc.	73,022	1,405,674
Centrica PLC (United Kingdom)	506,601	2,764,888
National Grid PLC (United Kingdom)	20,959	240,389
NiSource, Inc.	43,426	1,080,873
Perusahaan Gas Negara PT (Indonesia)	1,657,500	793,682
Sempra Energy	51,007	3,618,437

COMMON STOCKS (continued)	Shares	Value (Note 2)

Gas (continued)
UGI Corp.	90,700	$2,966,797

		14,256,356

Hand/Machine Tools — 0.1%
Makita Corp. (Japan)	27,300	1,268,204
SMC Corp. (Japan)	7,774	1,412,182

		2,680,386

Healthcare Products — 0.3%
Boston Scientific Corp.*	57,530	329,647
CareFusion Corp.*	56,409	1,612,169
Covidien PLC (Ireland)	69,584	4,017,780
Herbalife Ltd. (Cayman Islands)(a)	13,800	454,572
Intuitive Surgical, Inc.*	391	191,735
Medtronic, Inc.	19,700	808,094

		7,413,997

Healthcare Services — 0.6%
Acadia Healthcare Co., Inc.*	48,200	1,124,506
CIGNA Corp.	4,287	229,183
DaVita HealthCare Partners, Inc.*	21,264	2,350,309
Fresenius Medical Care AG & Co. KGaA (Germany)	11,960	825,389
Humana, Inc.	69,544	4,772,804
National Healthcare Corp.	27,210	1,279,414
Netcare Ltd. (South Africa)	161,400	374,580
UnitedHealth Group, Inc.	104,711	5,679,525

		16,635,710

Holding Companies–Diversified — 0.3%
AVI Ltd. (South Africa)	61,600	436,397
Hutchison Whampoa Ltd. (Hong Kong)	166,000	1,759,094
Imperial Holdings Ltd. (South Africa)	36,700	865,490
Jardine Matheson Holdings Ltd. (Bermuda)	13,544	839,728
LVMH Moet Hennessy Louis Vuitton SA (France)	11,595	2,139,952
National Bank Holdings Corp.	27,600	524,124
Wharf Holdings Ltd. (The) (Hong Kong)	112,000	892,609

		7,457,394

Home Builders — 0.2%
Barratt Developments PLC (United Kingdom)*	200,330	684,222
Berkeley Group Holdings PLC (United Kingdom)*	23,226	668,170
Brookfield Residential Properties, Inc. (Canada)*	39,400	706,836
Lennar Corp. (Class A Stock)(a)	14,812	572,780
MRV Engenharia e Participacoes SA (Brazil)	69,200	404,892
NVR, Inc.*	1,049	965,080
Persimmon PLC (United Kingdom)	74,311	975,456
Pulte Group, Inc.*(a)	38,522	699,560
Ryland Group, Inc. (The)	3,614	131,911
Thor Industries, Inc.	20,300	759,829

		6,568,736

Home Furnishings — 0.1%
Arcelik A/S (Turkey)	67,100	440,074
Electrolux AB (Sweden) (Class B Stock)	47,813	1,262,955

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Home Furnishings (continued)
Skyworth Digital Holdings Ltd. (Hong Kong)	668,000	$349,677

		2,052,706

Household Products/Wares
Jarden Corp.*	4,100	211,970
Turk Sise ve Cam Fabrikalari A/S (Turkey)	173,478	288,328

		500,298

Industrial Products — 0.1%
Ingersoll-Rand PLC (Ireland)	29,230	1,401,871

Insurance — 2.5%
ACE Ltd. (Switzerland)	102,421	8,173,196
Aegon NV (Netherlands)	98,227	634,532
Alleghany Corp.*	5,273	1,768,670
Allianz SE (Germany)	31,537	4,396,185
Allied World Assurance Co. Holdings AG (Switzerland)	10,800	851,040
Allstate Corp. (The)	43,410	1,743,780
American International Group, Inc.*	96,500	3,406,450
AmTrust Financial Services, Inc.	40,950	1,174,856
Assurant, Inc.	3,693	128,147
AXA SA (France)	115,109	2,066,883
AXIS Capital Holdings Ltd. (Bermuda)	43,807	1,517,475
Berkshire Hathaway, Inc. (Class A Stock)*	19	2,547,140
Berkshire Hathaway, Inc. (Class B Stock)*	2,166	194,290
Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	771	1,084,842
Endurance Specialty Holdings Ltd. (Bermuda)	21,800	865,242
Everest Re Group Ltd. (Bermuda)	10,477	1,151,946
Hartford Financial Services Group, Inc. (The)	86,747	1,946,603
Hyundai Marine & Fire Insurance Co. Ltd. (South Korea)	9,700	302,790
ING Groep NV (Netherlands), CVA*	221,288	2,101,801
Legal & General Group PLC (United Kingdom)	242,248	580,882
Loews Corp.	94,400	3,846,800
MetLife, Inc.	135,684	4,469,431
Muenchener Rueckversicherungs AG (Germany)	2,850	514,507
Old Republic International Corp.	77,400	824,310
OneBeacon Insurance Group Ltd. (Bermuda) (Class A Stock)	29,925	415,958
PartnerRe Ltd. (Bermuda)	5,826	468,935
Ping An Insurance Group Co. (China) (Class H Stock)	248,500	2,119,633
Prudential PLC (United Kingdom)	337,075	4,809,191
RenaissanceRe Holdings Ltd. (Bermuda)	4,100	333,166
Standard Life PLC (United Kingdom)	162,489	888,243
Swiss Re AG (Switzerland)*	34,455	2,497,947
Tokio Marine Holdings, Inc. (Japan)	36,500	1,016,863
Travelers Cos., Inc. (The)	41,900	3,009,258
Unum Group	73,100	1,521,942
Validus Holdings Ltd. (Bermuda)	10,200	352,716
W.R. Berkley Corp.	16,300	615,162
Willis Group Holdings PLC (Ireland)	21,700	727,601
Zurich Insurance Group AG (Switzerland)*	9,273	2,484,774

		67,553,187

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services — 1.4%
Amazon.com, Inc.*	23,139	$5,811,129
DealerTrack Holdings, Inc.*	44,100	1,266,552
eBay, Inc.*	71,790	3,662,726
Expedia, Inc.	79,711	4,898,241
F5 Networks, Inc.*	15,600	1,515,540
Facebook, Inc. (Class A Stock)*	1,788	47,614
Google, Inc. (Class A Stock)*	17,663	12,529,602
IAC/InterActiveCorp.	15,100	714,230
LinkedIn Corp. (Class A Stock)*	12,400	1,423,768
NetEase, Inc. (China), ADR*	11,500	489,325
Opentable, Inc.*(a)	30,100	1,468,880
priceline.com, Inc.*	1,900	1,180,280
Rackspace Hosting, Inc.*(a)	18,560	1,378,451
Splunk, Inc.*(a)	38,316	1,111,930
TIBCO Software, Inc.*	38,800	853,988
Yahoo Japan Corp. (Japan)	1,771	573,442
Zynga, Inc. (Class A Stock)*	115,074	272,725

		39,198,423

Investment Companies — 0.2%
Apollo Global Management LLC(a)	54,084	938,898
Ares Capital Corp.	14,925	261,187
Invesco Ltd. (Bermuda)	149,866	3,910,004

		5,110,089

Iron/Steel
Eregli Demir ve Celik Fabrikalari TAS (Turkey)	264,600	365,756
Kumba Iron Ore Ltd. (South Africa)	4,630	313,280
United States Steel Corp.(a)	14,032	334,944

		1,013,980

Leisure Time — 0.2%
Bajaj Auto Ltd. (India)	11,800	461,616
Carnival Corp. (Panama)	15,575	572,693
Harley-Davidson, Inc.	27,760	1,355,798
Royal Caribbean Cruises Ltd. (Liberia)	72,246	2,456,364

		4,846,471

Lodging — 0.4%
Accor SA (France)	31,060	1,107,823
City Developments Ltd. (Singapore)	30,000	320,850
Grand Korea Leisure Co. Ltd. (South Korea)	11,800	316,340
InterContinental Hotels Group PLC (United Kingdom)	109,652	3,074,698
Kangwon Land, Inc. (South Korea)*	24,200	661,404
Las Vegas Sands Corp.	34,000	1,569,440
Marriott International, Inc. (Class A Stock)	35,300	1,315,631
Sands China Ltd. (Cayman Islands)	480,000	2,145,919
SJM Holdings Ltd. (Hong Kong)	293,000	691,498
Wyndham Worldwide Corp.	10,820	575,732

		11,779,335

Machinery–Construction & Mining — 0.2%
Atlas Copco AB (Sweden) (Class A Stock)	54,785	1,519,204
Komatsu Ltd. (Japan)	113,800	2,920,153

		4,439,357

Media — 1.4%
Belo Corp. (Class A Stock)	98,920	758,716
CBS Corp. (Class B Stock)	154,818	5,890,825

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*	64,500	$452,790
Comcast Corp. (Class A Stock)	140,281	5,243,703
DIRECTV*	50,999	2,558,110
DISH Network Corp. (Class A Stock)	58,785	2,139,774
Entercom Communications Corp. (Class A Stock)*(a)	81,200	566,776
Gannett Co., Inc.(a)	21,700	390,817
Pearson PLC (United Kingdom)	86,862	1,693,084
Time Warner Cable, Inc.	40,912	3,976,237
Time Warner, Inc.	241,924	11,571,225
Viacom, Inc. (Class B Stock)	15,360	810,086
Walt Disney Co. (The)	40,850	2,033,922

		38,086,065

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp.	11,200	2,121,504

Metals & Mining — 0.7%
Alcoa, Inc.	129,304	1,122,359
BHP Billiton Ltd. (Australia)	78,362	3,059,298
Compass Minerals International, Inc.	9,300	694,803
First Quantum Minerals Ltd. (Canada)	81,652	1,798,527
Freeport-McMoRan Copper & Gold, Inc.	25,720	879,624
KGHM Polska Miedz SA (Poland)	16,850	1,040,945
Korea Zinc Co. Ltd. (South Korea)	1,510	577,206
Koza Altin Isletmeleri A/S (Turkey)	16,910	409,093
Mining & Metallurgical Co. Norilsk Nickel OJSC (Russia), ADR	49,650	940,371
Rio Tinto Ltd. (Australia)	13,266	932,723
Rio Tinto PLC (United Kingdom)	97,245	5,671,906
Walter Energy, Inc.	26,209	940,379
Xstrata PLC (United Kingdom)	79,300	1,384,252
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	812,000	326,922

		19,778,408

Office Equipment — 0.1%
Canon, Inc. (Japan)	84,900	3,290,703

Oil & Gas — 3.0%
Anadarko Petroleum Corp.	19,701	1,463,982
BG Group PLC (United Kingdom)	286,459	4,778,105
Cheniere Energy, Inc.*(a)	59,842	1,123,832
Chevron Corp.	46,140	4,989,580
CNOOC Ltd. (China)	1,805,000	3,976,438
Concho Resources, Inc.*	31,030	2,499,777
ConocoPhillips(a)	18,679	1,083,195
Devon Energy Corp.	61,100	3,179,644
Dragon Oil PLC (Ireland)	80,000	721,259
Energen Corp.	44,100	1,988,469
ENI SpA (Italy)	10,885	266,657
Ensco PLC (United Kingdom) (Class A Stock)	24,181	1,433,449
EOG Resources, Inc.	19,778	2,388,984
Exxon Mobil Corp.	143,470	12,417,328
Hollyfrontier Corp.	8,003	372,540
KazMunaiGas Exploration Production (Kazakhstan), GDR	27,700	484,866
Lukoil OAO (Russia), ADR	21,550	1,454,625
Marathon Oil Corp.	10,900	334,194
Marathon Petroleum Corp.	16,086	1,013,418

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas (continued)
Occidental Petroleum Corp.	97,942	$7,503,337
Oil & Natural Gas Corp. Ltd. (India)	150,000	739,382
PBF Energy, Inc.	18,200	528,710
PetroChina Co. Ltd. (China) (Class H Stock)	1,016,000	1,465,749
Petroleo Brasileiro SA (Brazil), ADR	38,700	746,910
Phillips 66	52,694	2,798,051
PTT PCL (Thailand)	97,100	1,053,848
QEP Resources, Inc.	33,400	1,011,018
Range Resources Corp.	18,300	1,149,789
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XEQT)	229,431	7,897,107
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XLON)	28,057	973,869
SK Innovation Co. Ltd. (South Korea)	5,390	891,849
Southwestern Energy Co.*(a)	40,300	1,346,423
Tatneft (Russia), ADR	25,200	1,097,964
Total SA (France)	58,540	3,046,023
Tullow Oil PLC (United Kingdom)	126,563	2,638,524
Valero Energy Corp.	26,483	903,600
Western Refining, Inc.	20,600	580,714

		82,343,209

Oil & Gas Services — 0.5%
Baker Hughes, Inc.	4,948	202,076
Cameron International Corp.*	17,382	981,388
Dril-Quip, Inc.*	21,810	1,593,221
Halliburton Co.	17,193	596,425
National Oilwell Varco, Inc.	22,878	1,563,711
Oceaneering International, Inc.	28,300	1,522,257
Petrofac Ltd. (United Kingdom)	37,778	1,009,658
Schlumberger Ltd. (Netherlands)	65,687	4,551,452
Technip SA (France)	11,740	1,357,574

		13,377,762

Paper
Newpage Holdings, Inc.*	2,800	244,132

Pharmaceuticals — 2.8%
Abbott Laboratories	53,553	3,507,721
Allergan, Inc.	26,243	2,407,270
AmerisourceBergen Corp.	9,822	424,114
Bristol-Myers Squibb Co.	33,700	1,098,283
Cardinal Health, Inc.	30,708	1,264,555
Eli Lilly & Co.	12,457	614,379
Endo Health Solutions, Inc.*	7,700	202,279
GlaxoSmithKline PLC (United Kingdom)	187,660	4,085,811
Johnson & Johnson(a)	101,922	7,144,732
McKesson Corp.	31,430	3,047,453
Merck & Co., Inc.	290,686	11,900,684
Mylan, Inc.*	25,616	703,928
Novartis AG (Switzerland)	49,157	3,105,409
Novo Nordisk A/S (Denmark) (Class B Stock)	639	104,053
Omnicare, Inc.	11,900	429,590
Onyx Pharmaceuticals, Inc.*	29,965	2,263,256
Pfizer, Inc.	521,840	13,087,747
Roche Holding AG (Switzerland)	30,976	6,262,765
Sanofi (France)	52,907	5,017,192
Shionogi & Co. Ltd. (Japan)	28,800	479,918
Shire PLC (United Kingdom)	48,068	1,478,633
Teva Pharmaceutical Industries Ltd. (Israel)	5,650	209,951

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Teva Pharmaceutical Industries Ltd. (Israel), ADR	49,441	$1,846,127
Valeant Pharmaceuticals International, Inc. (Canada)*	32,380	1,935,353
Warner Chilcott PLC (Ireland) (Class A Stock)	211,530	2,546,821
Watson Pharmaceuticals, Inc.*	28,892	2,484,712

		77,652,736

Pipelines — 0.2%
Kinder Morgan, Inc.	103,084	3,641,958
NuStar GP Holdings LLC(a)	41,600	1,151,904
Williams Cos., Inc. (The)	45,993	1,505,811

		6,299,673

Real Estate — 1.1%
Atrium European Real Estate Ltd. (United Kingdom)	31,476	184,884
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	23,600	864,940
CapitaLand Ltd. (Singapore)	472,000	1,452,869
CapitaMalls Asia Ltd. (Singapore)	665,000	1,071,017
Cheung Kong Holdings Ltd. (Hong Kong)	185,000	2,878,491
China Overseas Land & Investment Ltd. (Hong Kong)	1,130,000	3,435,685
China Resources Land Ltd. (Cayman Islands)	86,000	238,280
Deutsche Wohnen AG (Germany)	18,568	344,717
Ez Tec Empreendimentos e Participacoes SA (Brazil)	13,300	166,940
First Capital Realty, Inc. (Canada)	45,329	857,637
Global Logistic Properties Ltd. (Singapore)	382,000	883,457
GSW Immobilien AG (Germany)	4,185	177,304
Guangzhou R&F Properties Co. Ltd. (China) (Class H Stock)	224,400	380,315
Hang Lung Properties Ltd. (Hong Kong)	479,000	1,927,696
Helical Bar PLC (United Kingdom)	109,035	407,825
Henderson Land Development Co. Ltd. (Hong Kong)	46,000	329,324
Hongkong Land Holdings Ltd. (Bermuda)	105,000	742,875
Keppel Land Ltd. (Singapore)	180,000	602,867
Longfor Properties Co. Ltd. (Cayman Islands)	265,000	526,890
Mitsubishi Estate Co. Ltd. (Japan)	211,000	5,051,488
Mitsui Fudosan Co. Ltd. (Japan)	116,000	2,837,717
New World Development Ltd. (Hong Kong)	654,000	1,035,397
Sino Land Co. Ltd. (Hong Kong)	649,400	1,189,145
Sun Hung Kai Properties Ltd. (Hong Kong)	167,000	2,532,595
Technopolis PLC (Finland)	34,504	171,700
Tokyo Tatemono Co. Ltd. (Japan)	71,000	365,724
Unite Group PLC (United Kingdom)	43,633	197,778

		30,855,557

Real Estate Investment Trusts — 2.9%
Agree Realty Corp.	22,394	599,935
Alexandria Real Estate Equities, Inc.	5,457	378,279
Allied Properties Real Estate Investment Trust (Canada)	22,800	756,409
Alstria Office REIT AG (Germany)	44,202	539,747
American Campus Communities, Inc.	41,372	1,908,490

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
American Capital Ltd.*	64,300	$771,600
Annaly Capital Management, Inc.	78,400	1,100,736
Apartment Investment & Management Co. (Class A Stock)	41,024	1,110,110
AvalonBay Communities, Inc.	20,366	2,761,426
Beni Stabili SpA (Italy)	88,461	52,126
Boston Properties, Inc.	25,108	2,656,677
Brandywine Realty Trust	27,700	337,663
British Land Co. PLC (United Kingdom)	192,251	1,776,144
Camden Property Trust	3,700	252,377
Canadian Real Estate Investment Trust (Canada)	26,300	1,146,444
CapitaCommercial Trust (Singapore)	308,000	427,418
CapitaMall Trust (Singapore)	400,000	702,909
CBL & Associates Properties, Inc.	42,100	892,941
Corio NV (Netherlands)	18,057	828,028
Cousins Properties, Inc.	98,756	824,613
CubeSmart	32,600	474,982
Dexus Property Group (Australia)	924,531	981,954
DiamondRock Hospitality Co.	63,000	567,000
Digital Realty Trust, Inc.(a)	35,691	2,423,062
Duke Realty Corp.	32,300	448,001
Equity One, Inc.	14,600	306,746
Equity Residential	32,500	1,841,775
Essex Property Trust, Inc.	5,300	777,245
Excel Trust, Inc.	50,500	639,835
Extra Space Storage, Inc.	40,326	1,467,463
Federal Realty Investment Trust	6,800	707,336
Frontier Real Estate Investment Corp. (Japan)	45	392,386
Goodman Group (Australia)	259,912	1,184,307
Hammerson PLC (United Kingdom)	112,779	904,348
HCP, Inc.	68,544	3,096,818
Highwoods Properties, Inc.	28,460	951,987
Host Hotels & Resorts, Inc.	52,800	827,376
ICADE (France)	8,612	768,903
Japan Real Estate Investment Corp. (Japan)	84	827,579
Japan Retail Fund Investment Corp. (Japan)	261	479,787
Kimco Realty Corp.	87,100	1,682,772
Klepierre (France)	11,478	458,770
Land Securities Group PLC (United Kingdom)	78,644	1,049,196
LaSalle Hotel Properties	37,600	954,664
Liberty Property Trust	57,849	2,069,259
Link REIT (The) (Hong Kong)	142,500	713,655
Macerich Co. (The)	3,282	191,341
Mirvac Group (Australia)	537,956	837,193
National Retail Properties, Inc.	37,800	1,179,360
Nomura Real Estate Residential Fund, Inc. (Japan)	41	227,160
ORIX JREIT, Inc. (Japan)	49	241,666
Pennsylvania Real Estate Investment Trust	7,000	123,480
Post Properties, Inc.	32,710	1,633,865
ProLogis, Inc.	46,414	1,693,647
Public Storage	19,738	2,861,220
Rayonier, Inc.(a)	26,100	1,352,763
Realty Income Corp.	6,988	280,987

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
RioCan Real Estate Investment Trust (Canada)	15,745	$436,244
Simon Property Group, Inc.	43,119	6,816,683
SL Green Realty Corp.	6,800	521,220
Stockland (Australia)	345,374	1,277,032
Sunstone Hotel Investors, Inc.*	39,800	426,258
Suntec Real Estate Investment Trust (Singapore)	263,000	362,346
Taubman Centers, Inc.	12,200	960,384
Tokyu REIT, Inc. (Japan)	99	540,367
Unibail-Rodamco SE (France)	11,873	2,879,254
Vastned Retail NV (Netherlands)	10,794	471,248
Ventas, Inc.	37,781	2,445,187
Vornado Realty Trust	4,700	376,376
Warehouses De Pauw SCA (Belgium)	4,269	266,193
Westfield Group (Australia)	213,317	2,355,852
Westfield Retail Trust (Australia)	121,713	384,001

		77,962,605

Retail — 1.5%
Astra International Tbk PT (Indonesia)	939,000	743,827
AutoZone, Inc.*	10,504	3,722,933
Bed Bath & Beyond, Inc.*	18,500	1,034,335
Brinker International, Inc.	76,930	2,384,061
Clicks Group Ltd. (South Africa)	65,500	504,730
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	41,781	3,279,622
Home Depot, Inc. (The)	180,966	11,192,747
Inditex SA (Spain)	7,279	1,022,751
Kingfisher PLC (United Kingdom)	295,795	1,382,131
Lowe’s Cos., Inc.	44,123	1,567,249
Lululemon Athletica, Inc.*(a)	10,815	824,427
McDonald’s Corp.	12,400	1,093,804
Michael Kors Holdings Ltd. (British Virgin Islands)*	38,300	1,954,449
Neebo, Inc.*	1,680	2,520
Nitori Holdings Co. Ltd. (Japan)	7,550	553,162
Nu Skin Enterprises, Inc. (Class A Stock)	9,900	366,795
PetSmart, Inc.	35,500	2,426,070
Real Mex Restaurants, Inc.*	500,000	28,500
Ross Stores, Inc.	22,627	1,225,252
Rush Enterprises, Inc. (Class A Stock)*	45,574	942,015
Walgreen Co.	75,759	2,803,841
Williams-Sonoma, Inc.	38,900	1,702,653
Yum! Brands, Inc.	16,766	1,113,262

		41,871,136

Retail & Merchandising — 0.7%
Belle International Holdings Ltd. (Cayman Islands)	1,090,000	2,410,617
CVS Caremark Corp.	65,520	3,167,892
Gap, Inc. (The)	11,800	366,272
Kohl’s Corp.	55,800	2,398,284
Macy’s, Inc.	55,553	2,167,678
Marks & Spencer Group PLC (United Kingdom)	160,484	1,008,105
MSC Industrial Direct Co., Inc. (Class A Stock)	31,250	2,355,625
PPR (France)	7,916	1,486,718
Target Corp.	38,326	2,267,750

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (continued)
TJX Cos., Inc. (The)	49,960	$2,120,802

		19,749,743

Savings & Loan — 0.1%
Capitol Federal Financial, Inc.	43,700	510,853
EverBank Financial Corp.	43,600	650,076
People’s United Financial, Inc.	105,600	1,276,704

		2,437,633

Semiconductors — 1.5%
Altera Corp.	40,496	1,394,682
Analog Devices, Inc.	37,000	1,556,220
ASML Holding NV (Netherlands), (Chi-X)	26,732	1,714,430
ASML Holding NV (Netherlands), (XNGS)	25,800	1,661,778
Avago Technologies Ltd. (Singapore)	62,281	1,971,816
Broadcom Corp. (Class A Stock)	138,201	4,589,656
Chipbond Technology Corp. (Taiwan)	180,000	355,424
Freescale Semiconductor Ltd. (Bermuda)*(a)	73,577	810,082
KLA-Tencor Corp.	21,329	1,018,673
Lam Research Corp.*	97,679	3,529,142
LSI Corp.*	120,533	853,374
Marvell Technology Group Ltd. (Bermuda)	20,807	151,059
Maxim Integrated Products, Inc.	21,191	623,016
QUALCOMM, Inc.	123,011	7,629,143
Realtek Semiconductor Corp. (Taiwan)	161,090	343,037
Samsung Electronics Co. Ltd. (South Korea)	2,455	3,527,344
Samsung Electronics Co. Ltd. (South Korea), GDR	6,390	4,542,223
Skyworks Solutions, Inc.*	8,900	180,670
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	231,625	3,974,685
Xilinx, Inc.	14,203	509,888

		40,936,342

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc.	34,520	1,496,097
Samsung Heavy Industries Co. Ltd. (South Korea)	22,000	803,840

		2,299,937

Software — 1.0%
Adobe Systems, Inc.*	22,043	830,580
Cerner Corp.*(a)	5,996	465,530
Citrix Systems, Inc.*	20,908	1,374,701
Dun & Bradstreet Corp. (The)(a)	14,500	1,140,425
Fidelity National Information Services, Inc.	1,613	56,149
HCL Technologies Ltd. (India)	28,300	321,487
Infoblox, Inc.*	39,100	702,627
Microsoft Corp.	430,435	11,505,528
Nuance Communications, Inc.*(a)	63,400	1,415,088
Oracle Corp.	123,844	4,126,482
Red Hat, Inc.*	20,400	1,080,384
salesforce.com, Inc.*(a)	8,800	1,479,280
SAP AG (Germany)	29,180	2,346,454
SolarWinds, Inc.*	17,800	933,610
Workday, Inc.	9,500	517,750

		28,296,075

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Storage
Safestore Holdings PLC (United Kingdom)	33,222	$58,285

Telecommunications — 1.3%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	28,600	661,804
Aruba Networks, Inc.*(a)	53,990	1,120,293
AT&T, Inc.	223,733	7,542,039
BT Group PLC (United Kingdom)	314,224	1,198,834
China Mobile Ltd. (Hong Kong)	77,000	906,113
China Mobile Ltd. (Hong Kong), ADR	3,500	205,520
Cisco Systems, Inc.	362,917	7,131,319
Juniper Networks, Inc.*	31,078	611,304
Mobile Telesystems OJSC (Russia), ADR	55,500	1,035,075
MTN Group Ltd. (South Africa)	75,900	1,597,598
Palo Alto Networks, Inc.*(a)	11,700	626,184
Singapore Telecommunications Ltd. (Singapore)	175,000	476,180
Sprint Nextel Corp.*	57,974	328,713
Telecom Corp. of New Zealand Ltd. (New Zealand)	335,596	635,219
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	173,553	1,753,102
Telenor ASA (Norway)	12,256	249,555
Telephone & Data Systems, Inc.	16,000	354,240
Telstra Corp. Ltd. (Australia)	59,371	270,539
Verizon Communications, Inc.	71,512	3,094,323
Vodafone Group PLC (United Kingdom)	2,280,746	5,741,271

		35,539,225

Transportation — 0.6%
Canadian Pacific Railway Ltd. (Canada)	18,400	1,869,808
CSX Corp.	212,274	4,188,166
East Japan Railway Co. (Japan)	12,100	782,436
General Maritime Corp.*	148	4,440
Globaltrans Investment PLC (Cyprus), GDR	16,200	266,542
J.B. Hunt Transport Services, Inc.	38,410	2,293,461
Norfolk Southern Corp.	2,562	158,434
Old Dominion Freight Line, Inc.*	40,650	1,393,482
Teekay Corp. (Marshall Islands)	48,900	1,569,690
Union Pacific Corp.	11,140	1,400,521
United Parcel Service, Inc. (Class B Stock)	2,800	206,444
West Japan Railway Co. (Japan)	6,800	267,897
Yamato Holdings Co. Ltd. (Japan)	43,600	662,590

		15,063,911

Utilities
Edison International	7,100	320,849

Water — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	20,250	859,154
Guangdong Investment Ltd. (Cayman Islands)	562,000	445,119
Suez Environnement Co. (France)	61,485	741,686

		2,045,959

TOTAL COMMON STOCKS (cost $1,137,731,312)		1,250,293,682

PREFERRED STOCKS — 0.7%	Shares	Value (Note 2)

Automobile Manufacturers — 0.2%
General Motors Co., Series B, CVT, 4.750%(a)	14,000	$617,820
Volkswagen AG (Germany) (PRFC)	20,904	4,796,429

		5,414,249

Banks — 0.1%
Ally Financial, Inc., 144A, 7.000%	461	452,803
Itau Unibanco Holding SA (Brazil), ADR (PRFC)	95,250	1,567,815

		2,020,618

Beverages — 0.1%
Companhia de Bebidas das Americas (Brazil), ADR (PRFC)	36,300	1,524,237

Commercial Banks — 0.1%
Bank of America Corp., Series L, 7.250%	2,480	2,814,800

Diversified Financial Services GMAC Capital Trust I, Series 2, 8.125%	3,000	79,950

Financial–Bank & Trust — 0.1%
Wells Fargo & Co., Series L, CVT, 7.500%	2,754	3,373,650

Household Products/Wares — 0.1%
Henkel AG & Co. KGaA (Germany), (PRFC)	30,816	2,535,278

Iron/Steel
Vale SA (Brazil), ADR (PRFC)	58,350	1,184,505

TOTAL PREFERRED STOCKS (cost $16,830,964)		18,947,287

UNAFFILIATED MUTUAL FUND
Cohen & Steers Infrastructure Fund, Inc. (cost $656,323)	41,209	772,669

WARRANTS*	Units
Automobile Manufacturers
General Motors Co., expiring 07/10/16	10,031	195,605
General Motors Co., expiring 07/10/19	10,031	125,287

		320,892

Retail
Neebo, Inc. (Class A Stock), expiring 06/20/19	1,980	—
Neebo, Inc. (Class B Stock), expiring 06/20/19	4,243	—

		—

Transportation
General Maritime Corp., expiring 05/17/17	230	—

TOTAL WARRANTS (cost $452,644)		320,892

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES — 1.2%
Accredited Mortgage Loan Trust,
Series 2003-3, Class A1
5.210%	01/25/34	B3	$245	$233,851
Series 2006-2, Class A3
0.354%(c)	09/25/36	Baa1	214	205,776
AH Mortgage Servicer Advance Revolving Trust 1,
Series SART-1, Class A1R, 144A
2.230%	05/10/43	AAA(d)	535	535,385
Series SART-1, Class A2, 144A
3.370%	05/10/43	AAA(d)	1,833	1,833,000
Ally Auto Receivables Trust,
Series 2010-1, Class A3
1.450%	05/15/14	Aaa	30	30,025
Series 2010-3, Class A4
1.550%	08/17/15	Aaa	467	472,369
Series 2011-1, Class A3
1.380%	01/15/15	Aaa	216	216,537
Series 2012-2, Class A3
0.740%	04/15/16	Aaa	1,104	1,108,717
Series 2012-3, Class A3
0.850%	08/15/16	Aaa	1,005	1,011,298
Series 2012-4, Class A3
0.590%	01/17/17	Aaa	1,856	1,858,871
American Credit Acceptance Receivables Trust,
Series 2012-2, Class A, 144A
1.890%	07/15/16	A+(d)	1,106	1,113,792
Bank of America Auto Trust,
Series 2010-2, Class A3
1.310%	07/15/14	Aaa	46	46,471
Bear Stearns Asset Backed Securities Trust,
Series 2003-SD1, Class A
0.660%(c)	12/25/33	A2	432	407,607
Centex Home Equity,
Series 2004-D, Class AF4
4.680%	06/25/32	A1	520	534,077
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2003-6, Class 1A4
4.499%	11/25/34	Baa2	197	199,665
Citifinancial Mortgage Securities, Inc.,
Series 2003-3, Class AF4
5.848%	08/25/33	A3	563	552,224
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AMC1, Class A2A
0.254%(c)	12/25/36	Caa1	42	25,175
CNH Equipment Trust,
Series 2011-A, Class A3
1.200%	05/16/16	Aaa	392	393,736
Countrywide Asset-Backed Certificates,
Series 2005-12, Class 1A4
5.323%(c)	02/25/36	Ba1	250	245,355
CPS Auto Trust,
Series 2011-C, Class A, 144A
4.210%	03/15/19	A2	138	143,592
Series 2012-C, Class A, 144A
1.820%	12/16/19	A2	623	623,058
Series 2012-D, Class A, 144A
1.480%	03/16/20	A2	557	556,836
Credit Acceptance Auto Loan Trust,
Series 2012-2A, Class A, 144A
1.520%	03/16/20	AAA(d)	589	589,164
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-CF2, Class 1A2, 144A
5.150%	01/25/43	Aa1	334	327,518

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Discover Card Master Trust,
Series 2012-A1, Class A1
0.810%	08/15/17	Aaa	$656	$660,948
DT Auto Owner Trust,
Series 2012-2A, Class A, 144A
0.910%	11/16/15	AAA(d)	428	427,790
Equity One ABS, Inc.,
Series 2003-2, Class M1
5.050%(c)	09/25/33	Ba3	262	252,149
Exeter Automobile Receivables Trust,
Series 2012-2A, Class A, 144A
1.300%	06/15/17	AA(d)	745	746,725
First Franklin Mortgage Loan Asset-Backed Certificates,
Series 2005-FF9, Class A3
0.500%(c)	10/25/35	AA+(d)	436	434,936
Ford Credit Auto Owner Trust,
Series 2012-A, Class A3
0.840%	08/15/16	Aaa	2,240	2,251,686
HLSS Servicer Advance Receivables Backed Notes,
Series 2012-T2, Class A1, 144A
1.340%	10/15/43	AAA(d)	348	348,870
Series 2012-T2, Class A2, 144A
1.990%	10/15/45	AAA(d)	365	370,247
Home Equity Asset Trust,
Series 2005-2, Class M2
0.690%(c)	07/25/35	A3	381	370,383
Honda Auto Receivables Owner Trust,
Series 2011-1, Class A4
1.800%	04/17/17	Aaa	845	859,410
Series 2012-1, Class A4
0.970%	04/16/18	Aaa	675	681,369
HSBC Home Equity Loan Trust,
Series 2005-2, Class A1
1.573%(c)	01/20/35	Aaa	339	329,916
Series 2006-1, Class A1
0.781%(c)	01/20/36	Aaa	321	317,092
Huntington Auto Trust,
Series 2012-1, Class A3
0.810%	09/15/16	Aaa	546	548,577
Hyundai Auto Receivables Trust,
Series 2012-B, Class A3
0.620%	09/15/16	Aaa	1,356	1,358,336
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.510%(c)	11/25/35	B3	74	60,327
Mercedes-Benz Auto Receivables Trust,
Series 2010-1, Class A3
1.420%	08/15/14	Aaa	120	120,787
Mid-State Trust,
Series 2006-1, Class A, 144A
5.787%	10/15/40	Baa1	847	897,495
Park Place Securities, Inc.,
Series 2004-MCW1, Class M1
0.835%(c)	10/25/34	A1	777	759,122
Series 2004-WHQ2, Class M2
0.840%(c)	02/25/35	Baa1	300	295,765
Series 2005-WHQ3, Class M2
0.660%(c)	06/25/35	Baa1	200	173,381

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Residential Asset Mortgage Products, Inc.,
Series 2005-EFC6, Class M1
0.620%(c)	11/25/35	Ba3	$550	$487,209
Series 2006-NC1, Class A2
0.394%(c)	01/25/36	B2	544	519,814
Residential Asset Securities Corp.,
Series 2005-KS9, Class A3
0.580%(c)	10/25/35	Aa2	424	414,648
Series 2006-KS1, Class A4
0.510%(c)	02/25/36	Ba2	500	465,983
Santander Drive Auto Receivables Trust,
Series 2012-3, Class A3
1.080%	04/15/16	Aaa	578	581,888
Series 2012-5, Class A3
0.830%	12/15/16	Aaa	491	493,579
Stanwich Mortgage Loan Trust,
Series 2012-NPL4, Class A, 144A
2.981%	09/15/42	NR	965	966,540
Structured Asset Investment Loan Trust,
Series 2003-BC10, Class A4
1.210%(c)	10/25/33	A+(d)	1,000	883,755
Structured Asset Securities Corp.,
Series 2002-AL1, Class A2
3.450%	02/25/32	Baa2	171	168,617
Trafigura Securitisation Finance PLC,
Series 2012-1A, Class A, 144A
2.609%(c)	10/15/15	Aaa	563	568,365
USAA Auto Owner Trust,
Series 2012-1, Class A3
0.469%(s)	08/15/16	Aaa	698	697,725
Westgate Resorts LLC,
Series 2012-1, Class A, 144A
4.500%	09/20/25	A(d)	180	183,941
World Omni Auto Receivables Trust,
Series 2012-A, Class A3
0.640%	02/15/17	Aaa	1,170	1,175,942

TOTAL ASSET-BACKED SECURITIES (cost $32,402,021)				33,137,416

BANK LOANS(c) — 0.6%
Advertising
inVentiv Health, Inc.,
Consolidated Term Loan
7.500%	08/04/16	Ba3	55	53,046
Vertis, Inc.,
Term Loan
11.750%	08/02/15	NR	354	87,332

				140,378

Aerospace & Defense
Hamilton Sunstrand,
Initial Term Loan (First Lien)
4.250%	12/15/19	B1	200	201,750

Airlines
Delta Airlines, Inc.,
Term Loan B-1
5.250%	10/28/18	Ba2	500	503,625

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Auto Parts & Equipment
Autoparts Holdings Ltd.,
Term Loan B (First Lien)
6.500%	08/01/17	B1	$29	$29,342
6.500%	01/01/40	B1	15	14,961

				44,303

Automobile Manufacturers
Chrysler Group LLC/CG Co-Issuer, Inc.,
Tranche Term Loan B
6.000%	05/24/17	Ba2	892	909,247

Building Materials
Custom Building Products, Inc.,
Term Loan
6.000%	12/15/19	B2	165	164,588

Coal
Arch Coal, Inc.,
Term Loan
5.750%	05/16/18	Ba3	263	265,103
Patriot Coal Corp.,
Term Loan (DIP)
9.250%	10/02/13	NR	21	21,522

				286,625

Commercial Services — 0.1%
Alliance Laundry Systems LLC,
Term Loan (First Lien)
5.500%	12/15/18	B2	100	100,972
Catalent Pharma Solutions, Inc.,
Dollar Term Loan 2
5.250%	09/15/17	Caa1	131	132,313
5.250%	09/15/17	Ba3	67	67,981
Cengage Learning Acquisitions, Inc.,
Original Term Loan
2.720%	07/03/14	Caa2	438	345,180
Ceridian Corp.,
Extended U.S. Term Loan
5.959%	05/30/17	B1	60	59,693
Clarke American Corp.,
Tranche Term Loan B-1
2.712%	06/30/14	B1	82	78,899
Tranche Term Loan B-2
5.462%	06/30/14	Caa1	208	196,089
Focus Brands, Inc.,
Term Loan (First Lien)
6.250%	02/17/18	B1	143	143,999
6.250%	02/21/18	B1	54	54,313
Intelligrated, Inc.,
Initial Loan (Second Lien)
10.500%	01/18/20	Caa1	125	127,187
Term Loan (Second Lien)
6.750%	07/18/19	B1	125	125,934
RedPrairie,
Loan
6.750%	12/14/18	B1	154	153,379
Sourcehov LLC,
Term Loan (Second Lien)
10.500%	04/28/17	Caa2	200	196,900
10.500%	04/28/19	B1	125	113,125

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

BANK LOANS(c) (continued)
Commercial Services (continued)
					$1,895,964

Containers & Packaging
Reynolds Group Holdings, Inc.,
U.S. Term Loan
4.750%	09/28/18	Caa2	69		69,961
4.750%	09/28/18	B1	20		19,728
Southern Graphics Systems, Inc.,
Term Loan
6.000%	10/15/19	B1	25		25,001

					114,690

Diversified Financial Services — 0.1%
Capmark Financial Group, Inc. - Escrow,
Term Loan
5.250%	01/01/41	NR	3,370		58,975
Compass Investors, Inc.,
Loan
5.250%	12/14/19	B1	263		262,412
Flying Fortress, Inc.,
Term Loan
5.000%	06/30/17	Ba2	500		503,750
GMAC Capital Trust I,
Term Loan A-1
5.000%	05/31/13	NR	545		545,850
Term Loan A-2
6.750%	05/31/13	NR	75		75,516
Walter Investment Management Corp.,
Tranche Term Loan B
5.750%	11/30/17	B1	148		148,433

					1,594,936

Diversified Manufacturing
Freedom Group, Inc.,
Term Loan B
5.500%	03/31/17	NR	—	(r)	432
Wilsonart International,
Term Loan B
5.500%	10/31/20	B2	100		100,625

					101,057

Electric
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan (Non-Extending)
3.713%	10/10/14	Caa1	283		213,053
3.810%	10/10/14	Caa1	86		64,445
4.810%	10/10/14	Caa1	59		44,589
2017 Term Loan (Extending)
3.810%	10/10/17	Caa1	59		39,378
4.713%	10/10/17	Caa1	283		188,156
4.810%	10/10/17	Caa1	86		56,914

					606,535

Electronics
NXP BV/NXP Funding LLC,
Tranche Loan A-2
5.500%	03/04/17	B2	49		50,254
Tranche Loan B
5.250%	03/19/19	B1	99		99,796

					150,050

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Entertainment — 0.1%
Boyd Gaming Corp.,
Initial Term Loan
3.712%	12/17/15	Ba3	$450	$451,877
CCM Merger, Inc.,
Term Loan
6.000%	03/01/17	B2	83	82,777
Greektown Superholdings, Inc.,
Loan
6.750%	12/11/18	B2	25	24,948
Mohegan Tribal Gaming Authority,
Term Loan
9.000%	03/31/16	B3	225	230,063
Six Flags Theme Parks, Inc.,
Tranche Term Loan B
4.000%	12/20/18	Ba2	65	65,458
4.000%	12/28/18	Ba2	273	274,231
WMG Acquisition Corp.,
Initial Term Loan
5.250%	11/01/18	NR	74	75,117

				1,204,471

Food
SUPERVALU, Inc.,
Loan
8.000%	08/03/18	B1	179	181,529

Healthcare Products
Grifols, Inc.,
New U.S. Tranche Term Loan B
4.500%	06/01/17	Ba2	99	99,556
Kinetic Concepts, Inc.,
Dollar Term Loan C-1
5.500%	05/04/18	Ba2	75	75,547
Sage Products, Inc.,
Initial Term Loan (First Lien)
5.250%	11/20/19	B1	25	25,125

				200,228

Healthcare Services
CHG Healthcare Services,
Term Loan (First Lien)
5.000%	11/19/19	B1	75	74,688
National Mentor Holdings, Inc.,
Tranche Term Loan B-1
6.500%	02/09/17	B1	496	494,351
U.S. Renal Care, Inc.,
Initial Term Loan (First Lien)
6.250%	07/12/19	B1	50	50,372

				619,411

Insurance
Asurion,
Amortizing Term Loan
4.750%	07/23/17	BB-(d)	73	73,053

Internet Software & Services
Zayo Group LLC,
Term Loan
5.250%	06/15/19	Caa1	61	62,113

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

BANK LOANS(c) (continued)
Leisure Time
Sabre, Inc.,
Extended Term Loan
5.962%	08/28/17	B1	$496		$498,974

Lodging — 0.1%
Caesars Entertainment Operating Co., Inc.,
Term Loan B-1
3.210%	01/28/15	B2	126		123,480
Term Loan B-2
3.210%	01/28/15	B2	14		13,874
Term Loan B-3
3.210%	01/28/15	B2	35		34,251
3.311%	01/28/15	B2	—	(r)	349
Term Loan B-6
5.460%	01/28/18	B2	775		690,719
Rock Ohio Caesars LLC,
Funded Term Loan B
8.500%	08/19/17	B1	137		140,767
Incremental 6 Month Delayed Draw Term
8.500%	08/19/17	B1	5		5,150
Incremental 18 Month DD Term Loan B
8.500%	08/19/17	B1	8		8,583

					1,017,173

Media — 0.1%
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.866%	01/29/16	Caa1	840		692,698
Entercom Communications Corp.,
Term Loan B-1
5.000%	11/15/18	Ba3	120		120,713
5.000%	11/23/18	Ba3	19		19,117
Hubbard Radio LLC,
Term Loan (Second Lien)
8.750%	04/30/18	Caa1	100		101,500
Radio One, Inc.,
Term Loan
7.500%	03/31/16	B2	741		749,800
Univision Communication, Inc.,
Extended Term Loan (First Lien)
4.462%	03/31/17	B2	1,174		1,154,017

					2,837,845

Metals & Mining
FMG Resources PTY Ltd.,
Term Loan
5.250%	10/12/17	NR	120		120,598

Oil & Gas
Alon USA Energy, Inc.,
Loan
10.250%	11/08/18	B2	50		50,188
MEG Energy Corp.,
Initial Term Loan
4.000%	03/18/18	Ba1	79		79,576

					129,764

Pharmaceuticals
Aptalis Pharma, Inc.,
Term Loan B-2
5.500%	02/11/17	B2	223		224,244

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Pharmaceuticals (continued)
Axcan Pharma, Inc.,
Term Loan B-1
5.500%	02/10/17	B2	$594	$596,668

				820,912

Pipelines
NGPL PipeCo LLC,
Term Loan
6.750%	05/04/17	Ba3	130	132,945

Real Estate Investment Trusts
Realogy Corp.,
Extended FL Term Loan
4.461%	10/10/16	B1	699	700,114
Extended Synthetic Commitment
3.150%	10/10/16	B1	47	47,438
Synthetic LC
3.150%	10/10/13	B1	4	4,301

				751,853

Restaurants
Wendy’s International, Inc.,
Term Loan
4.750%	05/15/19	B1	50	50,358

Retail
Landry’s, Inc.,
Term Loan B
6.500%	04/24/18	B1	40	40,081

Retail & Merchandising
J.Crew Group, Inc.,
Loan
4.500%	03/04/18	B1	171	171,381
4.500%	03/07/18	B1	176	176,682

				348,063

Semiconductors
Freescale Semiconductor, Inc.,
Tranche Term Loan B-1
4.464%	12/01/16	B1	60	58,650
Unifrax, Inc.,
Dollar Term Loan
6.500%	11/28/18	B2	50	50,120

				108,770

Software — 0.1%
Attachmate Corp.,
Term Loan (First Lien)
6.750%	05/08/18	B1	8	8,501
7.250%	11/22/17	B1	433	436,373
Syniverse Holdings, Inc.,
Initial Term Loan
5.000%	04/30/19	B1	499	502,490

				947,364

Telecommunications
Avaya, Inc.,
Term Loan B-1
3.062%	10/26/14	B1	162	158,912
Term Loan B-3
4.812%	10/26/14	B1	327	287,697

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Telecommunications (continued)
				$446,609

Transportation
Capsugel Holdings, Inc.,
Initial Term Loan
4.750%	08/01/18	B1	72	72,803
Swift Transportation Co.,
Tranche Term Loan B-2
5.000%	12/15/17	B1	94	94,688
5.000%	12/31/17	B1	23	23,060
Wabash National Corp.,
Initial Term Loan
6.000%	05/04/19	B1	246	248,216

				438,767

TOTAL BANK LOANS (cost $18,052,227)				17,744,629

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 144A
2.509%(c)	11/15/15	NR	1,080	1,078,043
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2006-5, Class AM
5.448%	09/10/47	Baa1	490	523,021
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-3, Class AM
4.727%	07/10/43	A2	765	817,305
Series 2006-3, Class A4
5.889%(c)	07/10/44	BBB+(d)	1,090	1,245,314
Series 2006-5, Class A4
5.414%	09/10/47	Aa3	1,220	1,387,627
BB-UBS Trust,
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	AAA(d)	2,025	2,058,779
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A4A
4.871%	09/11/42	Aaa	195	214,214
Series 2007-PW16, Class AM
5.715%(c)	06/11/40	A2	905	1,018,754
Citigroup Commercial Mortgage Trust,
Series 2005-C3, Class AM
4.830%(c)	05/15/43	Aaa	420	450,281
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2005-CD1, Class AM
5.219%(c)	07/15/44	Aaa	800	879,722
Commercial Mortgage Pass-Through Certificates,
Series 2011-THL, Class D, 144A
5.605%	06/09/28	Baa1	100	103,747
Commercial Mortgage Trust,
Series 2005-CD1, Class AJ
5.219%(c)	07/15/44	A3	1,430	1,508,721
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AJ
5.075%(c)	02/15/38	Aa2	670	707,328
Series 2005-C3, Class AM
4.730%	07/15/37	Aa1	750	810,314

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2006-C2, Class A3
5.676%(c)	03/15/39	Aaa	$400	$451,290
Series 2006-TF2A, Class KERA, 144A
0.609%(c)	09/15/21	Baa3	158	149,338
CW Capital Cobalt Ltd.,
Series 2006-C1, Class A4
5.223%	08/15/48	AA+(d)	810	918,188
Series 2006-C1, Class AM
5.254%	08/15/48	BB+(d)	1,310	1,393,240
Fontainebleau Miami Beach Trust,
Series 2012-FBLU, Class A, 144A
2.887%	05/05/27	NR	879	909,031
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class AM
5.867%(c)	07/10/38	Aa3	1,685	1,895,644
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-CB13, Class A4
5.292%(c)	01/12/43	Aaa	600	660,604
Series 2005-LDP4, Class AM
4.999%(c)	10/15/42	Aa2	645	701,559
Series 2006-CB16, Class A4
5.552%	05/12/45	Aaa	1,145	1,315,310
Series 2006-LDP6, Class AM
5.525%(c)	04/15/43	Aa2	825	919,821
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
5.865%(c)	06/15/38	Aaa	525	606,217
Series 2006-C6, Class A4
5.372%	09/15/39	Aaa	525	603,607
Series 2007-C1, Class AM
5.455%	02/15/40	BB(d)	1,460	1,640,682
Series 2007-C6, Class A4
5.858%(c)	07/15/40	Aaa	1,010	1,205,726
Series 2007-C7, Class A3
5.866%(c)	09/15/45	AA(d)	1,010	1,204,150
Merrill Lynch Mortgage Trust,
Series 2005-LC1, Class AJ
5.370%(c)	01/12/44	Aa2	210	228,326
Series 2006-C1, Class A4
5.684%(c)	05/12/39	AAA(d)	600	688,273
Morgan Stanley Capital I Trust 2006-IQ12,
Series 2006-IQ12, Class AMFX
5.370%	12/15/43	BBB(d)	1,255	1,393,640
Morgan Stanley Capital I, Inc.,
Series 2004-HQ3, Class A4
4.800%	01/13/41	Aaa	350	360,724
Series 2006-IQ12, Class AM
5.370%	12/15/43	BBB(d)	1,310	1,453,140
Series 2007-HQ11, Class X, IO, 144A
24.582%(c)	02/12/44	Ba3	51,250	322,775
NorthStar 2012-1 Mortgage Trust,
Series 2012-1, Class A, 144A
1.410%(c)	08/25/29	Aaa	703	702,179
TIAA Seasoned Commercial Mortgage Trust,
Series 2007-C4, Class A3
5.565%(c)	08/15/39	AAA(d)	669	707,273

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS Commercial Mortgage Trust,
Series 2012-C1, Class XA, IO, 144A
2.364%(c)	05/10/45	Aaa		$5,019	$764,247
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4
3.525%	05/10/63	Aaa		647	699,455
VNO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30	AAA(d)		1,049	1,082,575
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4
5.293%(c)	12/15/44	Aaa		2,215	2,469,980
Series 2006-C27, Class A3
5.765%(c)	07/15/45	Aaa		1,010	1,149,388
Wells Fargo Reremic Trust,
Series 2012-IO, Class A, 144A
1.750%	08/20/21	Aaa		904	907,153

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $38,948,935)					40,306,705

CONVERTIBLE BONDS — 0.5%
Building Materials
U.S. Concrete, Inc.,
Sr. Sec’d. Notes, 144A
9.500%	08/31/15	NR		70	87,500

Distribution/Wholesale
Somerset Cayuga Holdings Co., Inc.,
Notes, PIK
2.000%	06/15/17	NR		60	60,072

Diversified Financial Services
QBE Funding Trust (United Kingdom),
Gtd. Notes
3.800%	05/12/30	A(d)		1,500	975,000

Insurance — 0.1%
AXA SA (France),
Sub. Notes
3.750%	01/01/17	BBB(d)	EUR	308	1,090,933

Investment Companies — 0.2%
Aabar Investments PJSC (United Arab Emirates),
Sr. Unsec’d. Notes
4.000%	05/27/16	NR	EUR	1,100	1,483,171
Ares Capital Corp.,
Sr. Unsec’d. Notes
5.125%	06/01/16	BBB(d)		1,280	1,357,600
Sr. Unsec’d. Notes, 144A
4.750%	01/15/18	BBB(d)		1,126	1,142,890

					3,983,661

Real Estate — 0.1%
British Land Co. Jersey Ltd. (United Kingdom),
Gtd. Notes
1.500%	09/10/17	NR	GBP	1,700	2,806,868

Retail
Real Mex Restaurants, Inc.,
Notes
1.120%	01/01/40	NR		192	192,307

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Software — 0.1%
Microsoft Corp.,
Sr. Unsec’d. Notes, 144A
—%(s)	06/15/13	Aaa	$3,396	$3,398,123

TOTAL CONVERTIBLE BONDS (cost $12,335,716)				12,594,464

CORPORATE BONDS — 18.4%
Advertising — 0.1%
inVentiv Health, Inc.,
Gtd. Notes, 144A
10.000%	08/15/18	Caa2	16	13,800
10.250%	08/15/18	Caa2	156	134,550
Sr. Sec’d. Notes, 144A
9.000%	01/15/18	B2	90	90,900
Sitel LLC/Sitel Finance Corp.,
Gtd. Notes
11.500%	04/01/18	Caa2	1,000	705,000
Sr. Sec’d. Notes, 144A
11.000%	08/01/17	B1	62	62,930
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.625%	09/07/22	Baa2	665	661,454
4.750%	11/21/21(a)	Baa2	500	541,548

				2,210,182

Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc.,
Gtd. Notes, 144A
5.200%	08/15/15	Baa2	170	186,165
6.375%	06/01/19	Baa2	70	83,566
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%	08/15/24	A2	540	798,103
General Dynamics Corp.,
Gtd. Notes
1.000%	11/15/17	A2	1,020	1,014,406
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
2.125%	09/15/16	Baa1	1,530	1,585,228
United Technologies Corp.,
Sr. Unsec’d. Notes
3.100%	06/01/22	A2	64	67,775
4.500%	06/01/42	A2	1,011	1,123,384
6.125%	02/01/19	A2	290	361,406

				5,220,033

Agriculture — 0.2%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	Baa1	1,515	1,499,136
4.750%	05/05/21	Baa1	975	1,104,942
BAT International Finance PLC (United Kingdom),
Gtd. Notes, 144A
1.400%	06/05/15	Baa1	970	983,909
3.250%	06/07/22	Baa1	800	833,872
Bunge Ltd. Finance Corp.,
Gtd. Notes
8.500%	06/15/19	Baa2	230	295,940

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Agriculture (continued)
Cargill, Inc.,
Sr. Unsec’d. Notes, 144A
3.300%	03/01/22	A2	$250	$258,477
6.000%	11/27/17	A2	190	228,589
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
2.900%	11/15/21	A2	320	332,809
4.375%	11/15/41	A2	900	964,842

				6,502,516

Airlines — 0.1%
American Airlines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.250%	07/31/22	Baa3	61	62,747
American Airlines 2011-2 Class A Pass-Through Trust,
Pass-Through Certificates
8.625%	10/15/21	Baa3	66	68,277
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Pass-Through Certificates
7.875%	07/02/18	B1	690	710,411
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23	Baa2	170	189,298
Continental Airlines 2012-2 Class A Pass-Through Certificates,
Pass-Through Certificates
4.000%	10/29/24	Baa2	85	89,356
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24	Baa2	603	673,337
Delta Air Lines 2007-1 Class C Pass-Through Trust,
Pass-Through Certificates
8.954%	08/10/14	B1	308	319,114
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	11/23/20	Baa2	109	118,446
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	10/15/20(a)	Baa2	53	58,190
Delta Air Lines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	05/07/20	Baa2	68	72,930
Northwest Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
7.027%	11/01/19	Baa2	132	146,183
UAL 2009-2B Pass-Through Trust,
Pass-Through Certificates, 144A
12.000%	01/15/16	Ba3	281	308,598

				2,816,887

Apparel — 0.1%
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	B1	500	550,000
Quicksilver, Inc.,
Gtd. Notes
6.875%	04/15/15(a)	Caa1	1,000	982,500

				1,532,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Auto Parts & Equipment
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
8.750%	08/15/20	B1	$250	$288,125
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
4.250%	03/01/21	Baa1	165	180,627
Visteon Corp.,
Gtd. Notes
6.750%	04/15/19	B2	450	479,250

				948,002

Automobile Manufacturers — 0.1%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.250%	06/15/21(a)	B2	500	550,000
Daimler Finance North America LLC,
Gtd. Notes, 144A
1.950%	03/28/14	A3	1,950	1,974,595
2.625%	09/15/16	A3	195	202,607
2.950%	01/11/17	A3	400	419,104

				3,146,306

Banks — 1.0%
Ally Financial, Inc.,
Gtd. Notes
4.625%	06/26/15	B1	500	521,238
8.000%	11/01/31	B1	460	582,475
Amsouth Bancorp,
Sub. Debs.
6.750%	11/01/25	Ba2	100	99,648
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
2.400%	11/23/16	Aaa	317	333,421
Sr. Unsec’d. Notes, 144A
3.250%	03/01/16	Aa2	120	127,661
4.875%	01/12/21	Aa2	160	187,526
Bank of Montreal (Canada),
Covered Bonds, 144A
1.300%	10/31/14	Aaa	250	253,975
Sr. Unsec’d. Notes, MTN
0.800%	11/06/15(a)	Aa2	1,005	1,003,562
1.400%	09/11/17	Aa2	341	342,296
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21(a)	Aa3	735	800,824
5.450%	05/15/19	Aa3	300	358,486
Sr. Unsec’d. Notes, MTN
2.400%	01/17/17	Aa3	219	229,425
3.100%	01/15/15	Aa3	50	52,386
Bank of Tokyo-Mitsubishi UFJ Ltd. (Japan),
Sr. Unsec’d. Notes, 144A
2.350%	02/23/17	Aa3	226	235,102
Branch Banking & Trust Co.,
Sub. Notes
0.612%(c)	05/23/17	A2	522	510,234
Capital One Financial Corp.,
Sr. Unsec’d. Notes
2.150%	03/23/15	Baa1	500	510,371
4.750%	07/15/21	Baa1	265	305,588

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Comerica, Inc.,
Sr. Unsec’d. Notes
3.000%	09/16/15	A3	$60	$63,355
Commonwealth Bank of Australia (Australia),
Covered Bonds, 144A
2.250%	03/16/17	Aaa	250	261,475
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Bank Gtd. Notes
3.375%	01/19/17	Aa2	45	48,343
Bank Gtd. Notes, MTN
5.250%	05/24/41	Aa2	360	422,731
Sr. Unsec’d. Notes, 144A
3.200%	03/11/15	Aa2	500	524,190
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes
3.250%	01/11/16	A2	300	317,460
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17(a)	A1	1,000	1,065,060
DNB Boligkreditt A/S (Norway),
Covered Bonds, 144A
2.100%	10/14/16	Aaa	379	392,808
HSBC USA, Inc.,
Sr. Unsec’d. Notes
2.375%	02/13/15	A2	925	951,479
ING Bank NV (Netherlands),
Unsec’d. Notes, 144A
3.750%	03/07/17	A2	328	348,589
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21(a)	Baa1	100	116,501
Manufacturers & Traders Trust Co.,
Sub. Notes
6.625%	12/04/17	A3	250	302,397
National Australia Bank Ltd. (Australia),
Covered Bonds, 144A
2.000%	06/20/17	Aaa	330	341,187
Sr. Unsec’d. Notes
2.750%	09/28/15	Aa2	220	229,811
Sr. Unsec’d. Notes, 144A
3.000%	07/27/16	Aa2	600	635,220
National Bank of Canada (Canada),
Covered Bonds, 144A
1.650%	01/30/14	Aaa	250	253,400
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/17(a)	Aa3	1,350	1,437,548
Sub. Notes, 144A
4.250%	09/21/22	Baa1	625	645,606
4.875%	05/13/21	Baa1	237	254,246
Oversea-Chinese Banking Corp. Ltd. (Singapore),
Sr. Unsec’d. Notes, 144A
1.625%	03/13/15	Aa1	200	202,483
PNC Bank NA,
Sub. Notes
2.700%	11/01/22(a)	A3	1,160	1,160,368
6.000%	12/07/17	A3	253	304,532

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
PNC Financial Services Group, Inc.,
Sr. Unsec’d. Notes
2.854%	11/09/22	A3	$340	$341,979
Royal Bank of Canada (Canada),
Covered Bonds
1.200%	09/19/17(a)	Aaa	563	564,351
Sr. Unsec’d. Notes, MTN
2.300%	07/20/16	Aa3	295	307,428
Royal Bank of Scotland PLC (The) (United Kingdom),
Bank Gtd. Notes
4.875%	03/16/15	A3	1,000	1,074,080
Sub. Notes
9.500%(c)	03/16/22	BBB-(d)	720	846,993
Sub. Notes, MTN
4.350%	01/23/17	Ba1	EUR 250	338,013
Societe Generale SA (France),
Bank Gtd. Notes
2.750%	10/12/17(a)	A2	545	554,386
Stadshypotek AB (Sweden),
Covered Bonds, 144A
1.450%	09/30/13	Aaa	349	351,583
1.875%	10/02/19	Aaa	530	529,788
Standard Chartered PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.200%	05/12/16	A2	1,070	1,125,116
Svenska Handelsbanken AB (Sweden),
Bank Gtd. Notes
3.125%	07/12/16	Aa3	250	265,275
Sr. Unsec’d. Notes, 144A
4.875%	06/10/14	Aa3	875	924,665
Swedbank AB (Sweden),
Sr. Unsec’d. Notes, 144A
2.125%	09/29/17(a)	A2	1,965	2,007,719
US Bancorp,
Sr. Unsec’d. Notes
4.125%	05/24/21	A1	133	150,817
Sr. Unsec’d. Notes, MTN
1.650%	05/15/17	A1	211	214,988
3.000%	03/15/22	A1	133	138,324
Westpac Banking Corp. (Australia),
Covered Bonds, 144A
2.450%	11/28/16	Aaa	200	210,800
Sr. Unsec’d. Notes
4.875%	11/19/19	Aa2	200	233,331

				26,912,643

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
1.500%	07/14/14	A3	91	92,314
3.750%	07/15/42	A3	435	437,011
5.375%	01/15/20	A3	1,510	1,837,721
8.000%	11/15/39	A3	160	259,040
Constellation Brands, Inc.,
Gtd. Notes
7.250%	09/01/16	Ba1	150	173,250
7.250%	05/15/17	Ba1	400	471,000

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Beverages (continued)
Diageo Capital PLC (United Kingdom),
Gtd. Notes
1.500%	05/11/17(a)	A3	$113	$114,598
5.750%	10/23/17	A3	180	216,858
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
2.700%	11/15/22	Baa1	405	402,353
Heineken NV (Netherlands),
Sr. Notes, 144A
1.400%	10/01/17	Baa1	110	109,668
PepsiCo, Inc.,
Sr. Unsec’d. Notes
1.250%	08/13/17	Aa3	180	180,676
3.000%	08/25/21	Aa3	94	99,539
SABMiller Holdings, Inc.,
Gtd. Notes, 144A
2.450%	01/15/17	Baa1	1,220	1,271,722
3.750%	01/15/22(a)	Baa1	500	539,915

				6,205,665

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
3.450%	10/01/20	Baa1	300	321,125
3.625%	05/15/22(a)	Baa1	405	435,232
5.150%	11/15/41	Baa1	300	337,610
5.650%	06/15/42	Baa1	560	672,398
5.750%	03/15/40	Baa1	300	365,264
6.400%	02/01/39	Baa1	61	78,974
Celgene Corp.,
Sr. Unsec’d. Notes
1.900%	08/15/17	Baa2	195	198,500
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/21(a)	Baa1	1,380	1,577,139

				3,986,242

Building Materials — 0.1%
Ainsworth Lumber Co. Ltd. (Canada),
Sr. Sec’d. Notes, 144A
7.500%	12/15/17	B2	50	52,375
Cemex Espana Luxembourg (Spain),
Sr. Sec’d. Notes, 144A
9.250%	05/12/20(a)	B-(d)	225	244,125
9.875%	04/30/19	B-(d)	150	167,250
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A
9.375%	10/12/22	B-(d)	275	309,375
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.311%(c)	09/30/15(a)	B-(d)	500	512,486
CRH America, Inc.,
Gtd. Notes
6.000%	09/30/16	Baa2	75	84,272
Nortek, Inc.,
Gtd. Notes, 144A
8.500%	04/15/21	Caa1	50	55,375

				1,425,258

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals — 0.2%
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22	Baa2	$200	$199,555
4.125%	11/15/21(a)	Baa2	770	843,553
7.375%	11/01/29	Baa2	150	198,717
8.550%	05/15/19	Baa2	221	298,367
E.I. du Pont de Nemours & Co.,
Sr. Unsec’d. Notes
1.950%	01/15/16	A2	58	59,808
6.000%	07/15/18	A2	150	185,120
Ecolab, Inc.,
Sr. Unsec’d. Notes
5.500%	12/08/41	Baa1	295	351,948
Huntsman International LLC,
Gtd. Notes
5.500%	06/30/16	B1	248	248,310
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	02/15/19	B1	250	269,375
9.000%	05/15/15	B1	250	265,625
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21	Baa1	288	305,945
Potash Corp. of Saskatchewan, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	09/30/15	Baa1	200	215,112
PPG Industries, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/13	Baa1	200	202,072
7.400%	08/15/19	Baa1	250	307,528
Praxair, Inc.,
Sr. Unsec’d. Notes
4.375%	03/31/14	A2	275	287,993
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.750%	10/01/96	Baa2	130	155,479

				4,394,507

Coal
Arch Coal, Inc.,
Gtd. Notes
8.750%	08/01/16(a)	B3	250	260,000
Gtd. Notes, 144A
9.875%	06/15/19	B3	45	46,800
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21(a)	Ba1	250	265,625

				572,425

Commercial Banks — 0.6%
Bank of America Corp.,
Jr. Sub. Notes
8.000%(c)	12/29/49	B1	546	603,920
8.125%(c)	12/29/49	B1	204	225,881
Sr. Notes
1.500%	10/09/15(a)	Baa2	935	939,781
Sr. Unsec’d. Notes
3.750%	07/12/16	Baa2	1,430	1,528,566
3.875%	03/22/17(a)	Baa2	1,245	1,350,229

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
5.625%	10/14/16	Baa2	$320	$361,825
5.625%	07/01/20(a)	Baa2	830	984,070
5.875%	02/07/42	Baa2	530	661,222
6.500%	08/01/16	Baa2	267	308,321
Sr. Unsec’d. Notes, MTN
5.000%	05/13/21	Baa2	815	930,446
5.650%	05/01/18	Baa2	1,635	1,902,229
7.375%	05/15/14	Baa2	290	314,026
Sub. Notes
5.420%	03/15/17	Baa3	700	766,753
Bank of America NA,
Sub. Notes
0.588%(c)	06/15/16	Baa1	500	477,367
Bank of Nova Scotia (Canada),
Covered Bonds, 144A
1.650%	10/29/15	Aaa	166	171,048
Sr. Unsec’d. Notes
1.375%	12/18/17	Aa1	200	200,277
3.400%	01/22/15	Aa1	120	126,513
Barclays Bank PLC (United Kingdom),
Covered Bonds, 144A
2.500%	09/21/15	Aaa	200	208,178
Sr. Unsec’d. Notes
2.750%	02/23/15	A2	625	647,396
5.200%	07/10/14	A2	100	106,402
Sub. Notes, 144A
6.050%	12/04/17	Baa3	1,200	1,327,666
10.179%	06/12/21	Baa3	80	108,914
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
3.950%	04/29/16	A2	515	561,582
Sub. Notes
4.900%	06/30/17	A3	80	90,411
KeyBank NA,
Sub. Notes
5.700%	11/01/17	Baa1	205	231,504
National City Corp.,
Sub. Notes
6.875%	05/15/19	Baa1	100	124,758
Toronto-Dominion Bank (The) (Canada),
Covered Bonds, 144A
2.200%	07/29/15	Aaa	115	119,830
Sr. Unsec’d. Notes
2.500%	07/14/16	Aaa	287	301,938

				15,681,053

Commercial Services — 0.3%
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	02/01/19	B3	770	725,725
ADT Corp. (The),
Sr. Unsec’d. Notes, 144A
3.500%	07/15/22	Baa2	35	34,041
4.875%	07/15/42	Baa2	37	35,120
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
8.250%	01/15/19(a)	B2	150	165,750
9.625%	03/15/18	B2	500	557,500
9.750%	03/15/20	B2	100	115,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Services (continued)
Gtd. Notes, 144A
4.875%	11/15/17(a)	B2	$66	$66,990
Catalent Pharma Solutions, Inc.,
Gtd. Notes
9.500%	04/15/15	Caa1	143	146,271
Ceridian Corp,
Sr. Sec’d. Notes, 144A
8.875%	07/15/19	B1	47	50,995
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.250%	01/10/14	Baa1	231	233,354
2.750%	03/15/17	Baa1	24	25,051
5.625%	03/15/42	Baa1	65	72,012
6.700%	06/01/34	Baa1	110	133,187
Sr. Notes, 144A
4.500%	08/16/21	Baa1	105	114,415
Geo Group, Inc. (The),
Gtd. Notes
7.750%	10/15/17	B1	250	268,750
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
7.000%	09/01/22	B3	47	50,055
Harland Clarke Holdings Corp.,
Gtd. Notes
6.000%(c)	05/15/15(a)	Caa1	232	200,100
9.500%	05/15/15	Caa1	613	565,493
Sr. Sec’d. Notes, 144A
9.750%	08/01/18	B1	105	102,113
HDTFS, Inc.,
Gtd. Notes, 144A
5.875%	10/15/20	B2	130	135,850
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19(a)	B2	175	190,969
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.250%	12/15/17	Caa1	56	55,300
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
6.125%	01/15/17	Ba3	250	241,875
7.625%	06/15/20(a)	Ba3	450	432,000
Service Corp. International,
Sr. Unsec’d. Notes
7.000%	05/15/19	Ba3	900	985,500
Speedy Cash Intermediate Holdings Corp.,
Sr. Sec’d. Notes, 144A
10.750%	05/15/18	B3	250	266,250
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes
9.625%	06/15/18	Caa1	263	278,123
United Rentals North America, Inc.,
Gtd. Notes, 144A
7.625%	04/15/22	B3	500	558,750

				6,807,039

Computers — 0.1%
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
2.600%	09/15/17(a)	Baa1	83	80,855

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Computers (continued)
4.300%	06/01/21	Baa1	$333	$329,838
4.650%	12/09/21(a)	Baa1	714	716,777
6.000%	09/15/41(a)	Baa1	850	841,412
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.875%	05/15/19	Aa3	190	192,849
1.875%	08/01/22(a)	Aa3	580	558,137
1.950%	07/22/16	Aa3	147	152,773
4.000%	06/20/42	Aa3	254	268,825
NCR Corp.,
Gtd. Notes, 144A
4.625%	02/15/21	Ba3	13	13,000
Unisys Corp.,
Sr. Unsec’d. Notes
6.250%	08/15/17	B1	107	113,955

				3,268,421

Construction & Engineering — 0.1%
BAA Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
2.500%	06/25/17	A-(d)	1,785	1,843,652
Fluor Corp.,
Sr. Unsec’d. Notes
3.375%	09/15/21	A3	153	162,224
New Enterprise Stone & Lime Co., Inc.,
Sr. Sec’d. Notes, PIK, 144A
13.000%	03/15/18	Caa1	147	153,607

				2,159,483

Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20(a)	B3	700	763,000
9.250%	10/15/20	B3	EUR 200	287,487
Sr. Sec’d. Notes, 144A
7.375%	10/15/17	Ba3	EUR 200	287,355
7.375%	10/15/17(a)	Ba3	200	217,500
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A
9.125%	10/15/20	B3	225	244,125
Berry Plastics Corp.,
Sec’d. Notes
4.183%(c)	09/15/14	Caa1	150	150,000
9.500%	05/15/18	Caa1	112	123,200
9.750%	01/15/21(a)	Caa1	125	144,063
CB Smurfit Stone Escrow,
Notes
8.000%	06/30/30	NR	300	450
Sealed Air Corp.,
Gtd. Notes, 144A
8.125%	09/15/19	B1	400	450,000
Sr. Unsec’d. Notes, 144A
6.500%	12/01/20	B1	70	75,600

				2,742,780

Cosmetics/Personal Care
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
5.800%	08/15/34	Aa3	200	264,830

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Distribution/Wholesale — 0.1%
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
3.375%	11/01/15	Baa3	$40	$41,503
6.000%	04/01/20	Baa3	100	113,162
6.875%	07/01/13	Baa3	160	164,502
7.500%	01/15/27	Baa3	150	184,638
HD Supply, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	04/15/19	B1	132	150,480
Intcomex, Inc.,
Sec’d. Notes
13.250%	12/15/14	B3	470	484,100
VWR Funding, Inc.,
Gtd. Notes, 144A
7.250%	09/15/17	Caa1	115	120,463

				1,258,848

Diversified Financial Services — 2.1%
Aircastle Ltd. (Bermuda),
Sr. Unsec’d. Notes
6.750%	04/15/17	Ba3	500	535,000
American Express Co.,
Sr. Unsec’d. Notes
7.000%	03/19/18	A3	320	404,298
American Express Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.375%	03/24/17(a)	A2	83	86,844
2.800%	09/19/16	A2	100	105,805
5.125%	08/25/14	A2	300	321,403
5.875%	05/02/13	A2	100	101,806
American Honda Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.600%	09/20/16	A1	328	343,822
Aon Corp.,
Gtd. Notes
3.500%	09/30/15	Baa2	34	35,809
Sr. Unsec’d. Notes
3.125%	05/27/16	Baa2	125	131,597
6.250%	09/30/40	Baa2	33	42,889
BlackRock, Inc.,
Sr. Unsec’d. Notes
3.375%	06/01/22	A1	150	159,312
6.250%	09/15/17	A1	240	293,301
Blackstone Holdings Finance Co. LLC,
Sr. Unsec’d. Notes, 144A
5.875%	03/15/21	A(d)	560	631,667
Caisse Centrale Desjardins du Quebec (Canada),
Covered Bonds, 144A
2.550%	03/24/16	Aaa	291	307,965
Capital One Bank USA NA,
Sub. Notes
8.800%	07/15/19	Baa1	1,650	2,234,260
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
2.000%	04/05/13	A2	550	552,462
2.850%	06/01/22	A2	247	252,621
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
4.400%	11/25/19	Aaa	935	1,075,842

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22	Aa3	$180	$182,636
5.750%	02/15/14	Aa3	78	82,372
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20	B3	465	471,975
Community Choice Financial, Inc.,
Sr. Sec’d. Notes
10.750%	05/01/19	B3	135	129,937
Countrywide Financial Corp.,
Sub. Notes
6.250%	05/15/16	Baa3	200	219,541
Discover Financial Services,
Sr. Unsec’d. Notes
6.450%	06/12/17	Ba1	685	801,020
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
6.000%	11/15/17	B2	95	97,137
Ford Holdings LLC,
Gtd. Notes
9.300%	03/01/30	Baa3	720	989,100
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.000%	06/12/17(a)	Baa3	2,985	3,066,864
3.984%	06/15/16	Baa3	353	374,825
4.207%	04/15/16	Baa3	327	348,783
4.250%	02/03/17(a)	Baa3	1,195	1,280,193
5.000%	05/15/18	Baa3	250	275,859
5.750%	02/01/21(a)	Baa3	460	529,610
6.625%	08/15/17(a)	Baa3	400	467,386
General Electric Capital Corp.,
Sr. Sec’d. Notes
2.100%	12/11/19	Aa3	494	495,397
Sr. Unsec’d. Notes
2.150%	01/09/15(a)	A1	750	770,351
2.250%	11/09/15	A1	375	387,268
4.625%	01/07/21(a)	A1	750	850,722
Sr. Unsec’d. Notes, MTN
4.375%	09/16/20(a)	A1	2,505	2,795,695
5.625%	09/15/17	A1	1,200	1,415,666
5.875%	01/14/38	A1	2,150	2,593,442
6.000%	08/07/19	A1	1,850	2,250,642
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.250%	07/27/21	A3	173	197,216
5.375%	03/15/20	A3	370	424,031
5.750%	01/24/22(a)	A3	2,280	2,695,443
5.950%	01/18/18	A3	100	116,369
6.150%	04/01/18(a)	A3	230	270,197
6.250%	02/01/41	A3	1,355	1,662,478
7.500%	02/15/19(a)	A3	1,960	2,466,180
Sr. Unsec’d. Notes, MTN
3.700%	08/01/15	A3	200	211,078
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.590%(c)	01/15/14	Baa1	2,150	2,143,438
5.000%	06/30/15	Baa1	350	379,392

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
ILFC E-Capital Trust I,
Ltd. Gtd. Notes, 144A
1.858%(c)	12/21/65	B2	$500	$379,350
ILFC E-Capital Trust II,
Ltd. Gtd. Notes, 144A
6.250%(c)	12/21/65	B2	350	299,250
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.625%	09/15/15	Ba3	750	842,813
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%	11/09/15	Baa3	185	191,013
8.500%	07/15/19	Baa3	580	693,100
John Deere Capital Corp.,
Sr. Notes
1.700%	01/15/20	A2	33	32,662
Unsec’d. Notes
1.200%	10/10/17	A2	98	98,153
2.250%	04/17/19	A2	133	136,886
Macquarie Bank Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
3.450%	07/27/15	A2	100	103,989
5.000%	02/22/17	A2	378	413,419
Macquarie Group Ltd. (Australia),
Sr. Unsec’d. Notes, 144A
6.250%	01/14/21	A3	282	312,577
7.300%	08/01/14	A3	315	339,795
MassMutual Global Funding II,
Sec’d. Notes, 144A
2.500%	10/17/22	Aa2	132	129,784
Sr. Sec’d. Notes, 144A
2.000%	04/05/17	Aa2	200	206,062
3.125%	04/14/16	Aa2	200	212,054
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes
6.400%	08/28/17(a)	Baa2	1,555	1,826,122
Sr. Unsec’d. Notes, MTN
5.000%	01/15/15	Baa2	700	747,811
Morgan Stanley,
Notes, MTN
6.625%	04/01/18(a)	Baa1	1,385	1,632,326
Sr. Unsec’d. Notes
4.750%	03/22/17	Baa1	315	343,653
5.750%	01/25/21	Baa1	340	388,292
6.000%	05/13/14	Baa1	100	105,897
6.375%	07/24/42(a)	Baa1	725	849,921
7.300%	05/13/19	Baa1	950	1,154,459
Sr. Unsec’d. Notes, MTN
4.000%	07/24/15	Baa1	650	680,085
5.550%	04/27/17	Baa1	1,300	1,441,225
5.625%	09/23/19	Baa1	1,050	1,187,529
National Rural Utilities Cooperative Finance Corp.,
Collateral Trust
10.375%	11/01/18	A1	110	162,604
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes, 144A
9.625%	05/01/19	B2	226	254,250

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Nomura Holdings, Inc. (Japan),
Sr. Unsec’d. Notes
5.000%	03/04/15	Baa3	$400	$424,104
PACCAR Financial Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	03/15/17	A1	99	100,551
PNC Funding Corp.,
Bank Gtd. Notes
5.125%	02/08/20	A3	300	356,798
6.700%	06/10/19(a)	A3	160	204,133
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19	B3	30	32,550
SquareTwo Financial Corp.,
Sec’d. Notes
11.625%	04/01/17(a)	B2	784	742,840
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes, MTN
2.000%	09/15/16	Aa3	1,945	2,016,473

				58,101,476

Diversified Machinery
Case New Holland, Inc.,
Gtd. Notes
7.875%	12/01/17	Ba2	75	88,687
Cleaver-Brooks, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/19	B2	26	26,845
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22	A2	45	45,567
3.900%	06/09/42	A2	328	335,232
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.,
Sr. Sec’d. Notes, 144A
8.875%	08/01/20	B2	21	22,260

				518,591

Diversified Manufacturing — 0.2%
Amsted Industries, Inc.,
Sr. Notes, 144A
8.125%	03/15/18	B1	250	267,500
Danaher Corp.,
Sr. Unsec’d. Notes
3.900%	06/23/21	A2	139	156,398
Eaton Corp.,
Gtd. Notes, 144A
1.500%	11/02/17	Baa1	669	670,367
4.150%	11/02/42	Baa1	340	343,843
General Electric Co.,
Sr. Unsec’d. Notes
0.850%	10/09/15	Aa3	885	888,120
2.700%	10/09/22(a)	Aa3	53	54,023
4.125%	10/09/42	Aa3	155	159,440
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
3.900%	09/01/42	A1	496	509,639
J.B. Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	04/01/22	B2	60	62,025

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Manufacturing (continued)
Pentair Finance SA (Luxembourg),
Gtd. Notes, 144A
1.350%	12/01/15	Baa2	$355	$354,685
RBS Global, Inc./Rexnord LLC,
Gtd. Notes
8.500%	05/01/18	B3	250	270,937
Turlock Corp.,
Gtd. Notes, 144A
4.000%	11/02/32	Baa1	42	43,197
Tyco Flow Control International Finance SA (Luxembourg),
Gtd. Notes, 144A
3.150%	09/15/22	Baa2	515	514,731

				4,294,905

Electric — 1.1%
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	10/15/17	Ba3	290	334,950
AES Eastern Energy LP,
Series 99-B, Pass-Through Certificates(i)
9.670%	01/02/29	NR	219	18,043
Alabama Power Co.,
Sr. Unsec’d. Notes
3.850%	12/01/42	A2	135	133,014
5.875%	12/01/22	A2	160	202,384
6.125%	05/15/38	A2	30	39,672
Appalachian Power Co.,
Sr. Unsec’d. Notes
4.600%	03/30/21	Baa2	150	172,770
Arizona Public Service Co.,
Sr. Unsec’d. Notes
4.500%	04/01/42	Baa1	56	59,555
5.050%	09/01/41	Baa1	107	122,577
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.800%	08/15/22	Baa1	620	628,050
Cleveland Electric Illuminating Co. (The),
First Mortgage
8.875%	11/15/18	Baa1	120	159,825
Commonwealth Edison Co.,
First Mortgage
3.400%	09/01/21(a)	A3	1,050	1,133,698
5.800%	03/15/18	A3	274	331,711
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
4.200%	03/15/42	A3	69	73,537
5.850%	04/01/18	A3	645	785,036
Consumers Energy Co.,
First Mortgage
2.850%	05/15/22	A3	100	103,362
5.650%	04/15/20	A3	105	129,682
Detroit Edison Co. (The),
General Ref. Mortgage
2.650%	06/15/22	A2	53	53,817
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.900%	08/01/41(a)	Baa2	632	708,146
5.250%	08/01/33	Baa2	155	176,714
6.000%	11/30/17	Baa2	250	301,513

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
Duke Energy Carolinas LLC,
First Mortgage
3.900%	06/15/21	A1	$200	$224,511
4.300%	06/15/20	A1	655	746,813
First Ref. Mortgage
6.000%	01/15/38	A1	31	39,682
7.000%	11/15/18	A1	100	130,867
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19	Baa2	1,500	1,739,979
Duke Energy Indiana, Inc.,
First Mortgage
3.750%	07/15/20	A2	90	99,661
Dynegy Holdings Escrow,
Notes(i)
7.625%	01/01/40	NR	24	—
Sr. Sec’d. Notes(i)
7.750%	06/01/19	NR	676	—
Edison Mission Energy,
Sr. Unsec’d. Notes(i)
7.000%	05/15/17(a)	D(d)	750	397,500
7.200%	05/15/19	D(d)	250	132,500
Enel Finance International NV (Netherlands),
Gtd. Notes, 144A
5.125%	10/07/19	Baa2	250	264,216
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sec’d. Notes, 144A
11.750%	03/01/22	Caa3	87	96,570
Sr. Sec’d. Notes
10.000%	12/01/20	Caa3	500	563,750
Sr. Sec’d. Notes, 144A
6.875%	08/15/17	Caa3	29	30,885
Entergy Arkansas, Inc.,
First Mortgage
3.750%	02/15/21	A3	1,035	1,132,195
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
4.000%	10/01/20	Baa1	270	283,831
Florida Power & Light Co.,
First Mortgage
4.050%	06/01/42	Aa3	200	208,296
Georgia Power Co.,
Sr. Unsec’d. Notes
3.000%	04/15/16	A3	1,030	1,100,993
4.300%	03/15/42	A3	10	10,489
Great Plains Energy, Inc.,
Sr. Unsec’d. Notes
4.850%	06/01/21	Baa3	22	24,238
Hydro-Quebec (Canada),
Gov’t. Gtd. Notes
8.400%	01/15/22	Aa2	120	172,170
9.400%	02/01/21	Aa2	130	191,919
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
7.000%	03/15/19(a)	Baa2	170	214,837
John Sevier Combined Cycle Generation LLC,
Sec’d. Notes
4.626%	01/15/42	Aaa	228	260,382

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
Kansas City Power & Light Co.,
Sr. Unsec’d. Notes
5.300%	10/01/41	Baa2	$300	$345,179
LG&E and KU Energy LLC,
Sr. Unsec’d. Notes
2.125%	11/15/15	Baa2	1,185	1,210,024
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	Baa1	240	302,962
Nevada Power Co.,
General Ref. Mortgage
5.375%	09/15/40	Baa1	125	149,505
6.500%	08/01/18	Baa1	305	383,216
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.200%	06/01/15	Baa1	39	39,249
NiSource Finance Corp.,
Gtd. Notes
4.450%	12/01/21	Baa3	480	525,611
5.800%	02/01/42(a)	Baa3	699	795,872
NRG Energy, Inc.,
Gtd. Notes
8.250%	09/01/20	B1	300	336,000
NV Energy, Inc.,
Sr. Unsec’d. Notes
6.250%	11/15/20	Ba1	580	682,022
Oglethorpe Power Corp.,
First Mortgage
5.375%	11/01/40	Baa1	375	439,083
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
5.250%	09/30/40	Baa2	545	602,535
6.375%	01/15/15	Baa2	100	110,362
6.800%	09/01/18	Baa2	160	198,429
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
2.450%	08/15/22	A3	113	112,907
4.450%	04/15/42	A3	297	317,038
5.400%	01/15/40	A3	340	407,170
8.250%	10/15/18	A3	130	176,999
PacifiCorp,
First Mortgage
2.950%	02/01/22(a)	A2	1,760	1,839,103
Peco Energy Co.,
First Mortgage
2.375%	09/15/22	A1	150	151,284
PPL Capital Funding, Inc.,
Gtd. Notes
3.500%	12/01/22(a)	Baa3	435	442,785
4.200%	06/15/22	Baa3	100	107,540
PPL WEM Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
5.375%	05/01/21	Baa3	280	314,915
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	Baa2	1,188	1,202,643
4.400%	01/15/21	Baa2	93	103,666
7.750%	03/01/31	Baa2	150	204,917

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (continued)
PSEG Power LLC,
Gtd. Notes
4.150%	09/15/21	Baa1	$50	$54,790
5.320%	09/15/16	Baa1	350	395,697
Public Service Co. of Colorado,
First Mortgage
3.200%	11/15/20	A2	36	39,130
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19	Baa1	135	157,612
Public Service Electric & Gas Co.,
First Mortgage
2.700%	05/01/15	A1	155	161,774
Sec’d. Notes, MTN
3.650%	09/01/42	A1	75	73,741
San Diego Gas & Electric Co.,
First Mortgage
6.000%	06/01/26	Aa3	120	162,749
Southern California Edison Co.,
First Mortgage
5.500%	03/15/40	A1	80	101,748
Sr. Unsec’d. Notes
6.650%	04/01/29	A3	150	197,693
Southern Co. (The),
Sr. Unsec’d. Notes
1.950%	09/01/16	Baa1	104	107,178
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41(a)	Baa1	570	641,876
Southwestern Public Service Co.,
Sr. Unsec’d. Notes
8.750%	12/01/18	Baa2	230	312,063
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22	A3	780	786,939
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
2.950%	01/15/22(a)	A3	375	394,903
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
2.950%	09/15/21	A2	7	7,331
3.650%	12/15/42	A2	77	75,294
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	05/15/20(a)	Baa1	1,300	1,520,263

				30,426,137

Electronic Components & Equipment
General Cable Corp.,
Gtd. Notes, 144A
5.750%	10/01/22	B1	400	414,000

Electronics
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
4.700%	09/15/22	Ba1	30	31,537
Koninklijke Philips Electronics NV (Netherlands),
Sr. Unsec’d. Notes
3.750%	03/15/22	A3	145	156,744
7.200%	06/01/26	A3	205	272,671

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electronics (continued)
NXP BV/NXP Funding LLC (Netherlands),
Sr. Sec’d. Notes, 144A
9.750%	08/01/18	B2	$149	$172,654
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19	B1	57	55,860

				689,466

Entertainment — 0.1%
AMC Entertainment, Inc.,
Gtd. Notes
9.750%	12/01/20	Caa1	500	577,500
Chukchansi Economic Development Authority,
Sec’d. Notes, 144A
9.750%	05/30/20	Caa2	732	440,801
Graton Economic Development Authority,
Sr. Sec’d. Notes, 144A
9.625%	09/01/19	B3	65	69,631
Pinnacle Entertainment, Inc.,
Gtd. Notes
8.750%	05/15/20	B3	75	81,000
Seneca Gaming Corp.,
Gtd. Notes, 144A
8.250%	12/01/18	B2	150	158,250
Shingle Springs Tribal Gaming Authority,
Sr. Notes, 144A
9.375%	06/15/15	Caa2	675	658,125
Vail Resorts, Inc.,
Gtd. Notes
6.500%	05/01/19	Ba3	400	430,500
WMG Acquisition Corp.,
Gtd. Notes
11.500%	10/01/18	B3	163	188,265

				2,604,072

Environmental Control — 0.1%
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22	Baa3	179	186,628
Waste Management, Inc.,
Gtd. Notes
2.600%	09/01/16	Baa3	1,550	1,623,732
4.600%	03/01/21	Baa3	74	83,852
4.750%	06/30/20	Baa3	100	114,213

				2,008,425

Financial–Bank & Trust — 1.2%
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.000%	09/13/17	A2	340	411,054
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.250%	03/15/18	Ba3	220	235,400
Sr. Unsec’d. Notes, 144A
4.750%	02/15/15(a)	Ba3	435	452,400
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%	12/15/15	Baa2	254	277,305
4.750%	05/19/15	Baa2	1,245	1,342,155

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Financial–Bank & Trust (continued)
5.375%	08/09/20	Baa2	$1,456	$1,715,820
5.875%	05/29/37	Baa2	1,180	1,419,983
5.875%	01/30/42	Baa2	450	555,365
6.000%	08/15/17	Baa2	6	7,069
6.125%	11/21/17	Baa2	1,200	1,428,188
8.500%	05/22/19	Baa2	490	658,872
Sub. Notes
0.581%(c)	06/09/16	Baa3	1,230	1,162,290
Credit Suisse (Switzerland),
Sub. Notes
5.400%	01/14/20	Baa2	1,975	2,220,670
HSBC Bank PLC (United Kingdom),
Sr. Notes, 144A
4.125%	08/12/20	Aa3	1,142	1,270,999
Sr. Unsec’d. Notes, 144A
3.100%	05/24/16	Aa3	196	207,225
4.750%	01/19/21	Aa3	300	346,168
HSBC Bank USA NA,
Sub. Notes
4.625%	04/01/14	A2	200	208,939
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
4.000%	03/30/22	Aa3	1,018	1,114,574
5.100%	04/05/21	Aa3	2,031	2,398,369
UBS AG (Switzerland),
Notes
3.875%	01/15/15	A2	880	929,863
Sr. Unsec’d. Notes
5.750%	04/25/18	A2	265	314,593
5.875%	12/20/17(a)	A2	1,395	1,660,411
Wachovia Bank NA,
Sub. Notes
6.000%	11/15/17	A1	600	719,506
Wachovia Capital Trust III,
Ltd. Gtd. Notes
5.570%(c)	03/29/49	Baa3	250	248,750
Wachovia Corp.,
Sr. Unsec’d. Notes, MTN
5.750%	02/01/18	A2	1,400	1,677,259
Wells Fargo & Co.,
Sr. Unsec’d. Notes
1.500%	07/01/15	A2	1,050	1,068,090
3.676%	06/15/16	A2	5,845	6,319,053
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22(a)	A2	1,670	1,781,309

				32,151,679

Food — 0.3%
Bumble Bee Acquisition Corp.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17	B2	399	428,925
ConAgra Foods Inc,
Sr. Unsec’d. Notes
2.100%	03/15/18	Baa2	61	61,101
Dean Foods Co.,
Gtd. Notes
9.750%	12/15/18	B2	215	247,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Food (continued)
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19	B3	$350	$364,875
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21	Baa1	340	355,398
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes
11.625%	05/01/14	B1	50	55,875
Sr. Unsec’d. Notes, 144A
7.250%	06/01/21	B1	75	75,187
8.250%	02/01/20(a)	B1	69	73,140
Kellogg Co.,
Sr. Unsec’d. Notes
3.125%	05/17/22	Baa1	109	114,231
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	06/06/22	Baa2	800	853,894
5.000%	06/04/42	Baa2	59	66,345
5.375%	02/10/20	Baa2	314	377,023
6.875%	01/26/39	Baa2	218	293,507
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
6.500%	08/11/17	Baa2	150	183,207
Kroger Co. (The),
Gtd. Notes
5.400%	07/15/40	Baa2	23	25,495
6.800%	12/15/18	Baa2	55	68,737
7.500%	04/01/31	Baa2	110	142,742
Sr. Unsec’d. Notes
2.200%	01/15/17	Baa2	93	96,108
3.400%	04/15/22	Baa2	290	299,908
5.000%	04/15/42	Baa2	220	234,900
Mondelez International, Inc.,
Sr. Unsec’d. Notes
5.375%	02/10/20	Baa2	3,271	3,948,951
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
6.625%	08/15/22(a)	B1	8	8,840
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
8.000%	05/01/16(a)	Caa1	250	238,125

				8,613,764

Forest Products & Paper — 0.1%
Appleton Papers, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	06/15/15	B1	610	646,600
Boise Cascade LLC/Boise Cascade Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	11/01/20	B2	31	31,930
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
Gtd. Notes
8.000%	04/01/20	Ba3	75	82,875
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41	Baa3	270	319,715

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Forest Products & Paper (continued)
Resolute Forest Products,
Sr. Sec’d. Notes
10.250%	10/15/18	Ba3	$647	$740,815

				1,821,935

Gas — 0.1%
AGL Capital Corp.,
Gtd. Notes
3.500%	09/15/21	Baa1	150	162,360
5.875%	03/15/41	Baa1	91	118,873
6.375%	07/15/16	Baa1	150	176,569
Atmos Energy Corp.,
Sr. Unsec’d. Notes
4.950%	10/15/14	Baa1	120	128,597
Boston Gas Co.,
Sr. Unsec’d. Notes, 144A
4.487%	02/15/42	A3	101	106,823
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17	Baa1	900	934,541
2.875%	10/01/22	Baa1	535	536,297
6.000%	10/15/39	Baa1	150	189,641
9.800%	02/15/19	Baa1	320	448,043

				2,801,744

Healthcare Products
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	Caa1	250	240,625
Kinetic Concepts, Inc./KCI USA, Inc.,
Sec’d. Notes, 144A
10.500%	11/01/18	B3	350	367,063

				607,688

Healthcare Services — 0.4%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	Baa1	350	347,118
4.500%	05/15/42	Baa1	450	472,130
6.750%	12/15/37	Baa1	100	138,723
Amsurg Corp.,
Gtd. Notes, 144A
5.625%	11/30/20	Ba3	35	36,400
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17	B3	39	41,827
CIGNA Corp.,
Sr. Unsec’d. Notes
4.375%	12/15/20	Baa2	975	1,076,733
5.375%	02/15/42	Baa2	95	110,605
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes
5.450%	06/15/21	Baa3	715	849,817
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	B3	85	87,125
7.750%	05/15/21	B3	250	271,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Services (continued)
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22(a)	B3	$500	$572,500
Sr. Sec’d. Notes
7.250%	09/15/20	Ba3	494	547,105
8.500%	04/15/19	Ba3	31	34,565
Health Management Associates, Inc.,
Sr. Sec’d. Notes
6.125%	04/15/16	BB-(d)	250	270,000
Healthsouth Corp.,
Gtd. Notes
7.250%	10/01/18	B1	320	347,200
Humana, Inc.,
Sr. Unsec’d. Notes
4.625%	12/01/42	Baa3	380	383,726
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19	Caa1	42	39,690
MultiPlan, Inc.,
Gtd. Notes, 144A
9.875%	09/01/18(a)	Caa1	240	267,600
National Mentor Holdings, Inc.,
Gtd. Notes, 144A
12.500%	02/15/18	Caa2	100	102,250
OnCure Holdings, Inc.,
Sec’d. Notes
11.750%	05/15/17	Caa3	85	41,225
Roche Holdings, Inc.,
Gtd. Notes, 144A
7.000%	03/01/39	A1	250	376,684
Select Medical Corp.,
Gtd. Notes
7.625%	02/01/15	B3	15	15,019
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes
9.250%	02/01/15	Caa1	250	280,625
U.S. Oncology, Inc., Escrow,
Notes
9.130%	08/15/17	NR	250	—
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23	A3	58	58,522
3.375%	11/15/21	A3	124	132,106
3.875%	10/15/20	A3	690	764,637
5.700%	10/15/40	A3	830	1,005,932
6.625%	11/15/37	A3	270	357,084
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
Gtd. Notes
8.000%	02/01/18(a)	B3	100	103,500
WellPoint, Inc.,
Sr. Unsec’d. Notes
3.300%	01/15/23	Baa2	35	35,910
4.625%	05/15/42	Baa2	365	376,978
4.650%	01/15/43(a)	Baa2	141	146,938

				9,691,524

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Holding Companies–Diversified — 0.1%
Hutchison Whampoa International 10 Ltd. (Cayman Islands),
Gtd. Notes, 144A
6.000%(c)	12/29/49	Baa2	$650	$689,000
Hutchison Whampoa International 11 Ltd. (Cayman Islands),
Gtd. Notes, 144A
3.500%	01/13/17	A3	435	461,585
Hutchison Whampoa International 12 II Ltd. (Cayman Islands),
Gtd. Notes, 144A
3.250%	11/08/22	A3	200	200,901

				1,351,486

Home Builders
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.500%	12/15/20	B2	65	66,625
K Hovnanian Enterprises, Inc.,
Sec’d. Notes, 144A
9.125%	11/15/20	Caa2	28	29,680
Sr. Sec’d. Notes, 144A
7.250%	10/15/20	B3	75	80,625
KB Home,
Gtd. Notes
7.500%	09/15/22	B2	34	37,060
Lennar Corp.,
Gtd. Notes
12.250%	06/01/17	B1	165	221,513
Gtd. Notes, 144A
4.750%	12/15/17	B1	32	33,120
M/I Homes, Inc.,
Gtd. Notes
8.625%	11/15/18	Caa1	100	110,000
Meritage Homes Corp.,
Gtd. Notes
7.000%	04/01/22	B1	7	7,613
7.150%	04/15/20	B1	73	79,935
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	B3	110	127,600
8.375%	01/15/21(a)	B3	80	92,800
10.750%	09/15/16(a)	B3	13	16,153
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
7.750%	04/15/20	B2	85	90,100
Toll Brothers Finance Corp.,
Gtd. Notes
5.875%	02/15/22	Ba1	65	73,732

				1,066,556

Home Furnishings
Sealy Mattress Co.,
Gtd. Notes
8.250%	06/15/14	Caa1	360	360,904

Household Products/Wares — 0.1%
American Standard Americas,
Sr. Sec’d. Notes, 144A
10.750%	01/15/16	Caa1	60	58,800
Armored Autogroup, Inc.,
Gtd. Notes
9.250%	11/01/18	Caa2	144	122,040

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Household Products/Wares (continued)
Central Garden & Pet Co.,
Gtd. Notes
8.250%	03/01/18	B2	$400	$423,000
Jarden Corp.,
Gtd. Notes
7.500%	05/01/17	B2	500	563,125
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
4.700%	08/15/20	Baa3	73	80,628
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
9.000%	04/15/19	Caa2	750	780,000
9.875%	08/15/19	Caa2	285	304,950
Sr. Sec’d. Notes
7.875%	08/15/19	B1	800	890,000
Spectrum Brands Escrow Corp.,
Sr. Unsec’d. Notes, 144A
6.625%	11/15/22	B3	68	72,930
Spectrum Brands, Inc.,
Sr. Sec’d. Notes
9.500%	06/15/18	Ba3	250	283,750

				3,579,223

Insurance — 0.8%
ACE INA Holdings, Inc.,
Gtd. Notes
5.600%	05/15/15	A3	170	188,704
Aflac, Inc.,
Sr. Unsec’d. Notes
4.000%	02/15/22	A3	195	210,351
8.500%	05/15/19	A3	110	149,813
AIG Sunamerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32	A2	185	245,270
Allstate Corp. (The),
Sr. Unsec’d. Notes
7.450%	05/16/19	A3	150	196,705
Allstate Life Global Funding Trusts,
Sr. Sec’d. Notes, MTN
5.375%	04/30/13	A1	150	152,483
American International Group, Inc.,
Jr. Sub. Debs.
8.175%(c)	05/15/68	Baa2	500	651,250
Jr. Sub. Notes, 144A
8.625%(c)	05/22/68	Baa2	GBP 350	689,890
Sr. Unsec’d. Notes
4.875%	09/15/16	Baa1	1,000	1,118,481
6.400%	12/15/20	Baa1	2,500	3,101,995
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/20	Caa2	35	35,000
ASIF Global Financing XIX,
Sr. Sec’d. Notes, 144A
4.900%	01/17/13	A2	186	186,263
Berkshire Hathaway Finance Corp.,
Gtd. Notes
2.450%	12/15/15	Aa2	133	139,820
3.000%	05/15/22(a)	Aa2	1,175	1,224,169
4.400%	05/15/42	Aa2	165	170,702

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
5.400%	05/15/18	Aa2	$700	$842,013
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
1.900%	01/31/17	Aa2	850	878,664
Catlin Insurance Co. Ltd. (Bermuda),
Jr. Sub. Notes, 144A
7.249%(c)	07/29/49	BBB+(d)	375	374,063
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/21	Baa2	400	469,163
5.850%	12/15/14	Baa2	100	108,568
5.875%	08/15/20	Baa2	125	147,476
Genworth Financial, Inc.,
Sr. Unsec’d. Notes
7.700%	06/15/20	Baa3	50	55,200
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes
5.125%	04/15/22(a)	Baa3	745	859,618
6.625%	03/30/40	Baa3	368	461,952
Hub International Ltd.,
Gtd. Notes, 144A
8.125%	10/15/18	Caa2	141	144,525
Jackson National Life Global Funding,
Sr. Sec’d. Notes, 144A
5.375%	05/08/13	A1	190	193,271
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
4.950%	05/01/22	Baa2	62	67,573
7.800%	03/07/87	Baa3	150	166,875
10.750%(c)	06/15/88	Baa3	530	789,700
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.200%	03/15/22	Baa2	29	31,112
4.850%	06/24/21	Baa2	30	33,658
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41	A1	66	76,181
MetLife Institutional Funding II,
Sec’d. Notes, 144A
1.254%(c)	04/04/14	Aa3	153	154,300
1.625%	04/02/15	Aa3	3,630	3,698,102
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42	A3	135	135,018
4.750%	02/08/21	A3	570	661,840
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
2.000%	01/10/14	Aa3	200	202,860
2.500%	01/11/13	Aa3	300	300,137
3.650%	06/14/18	Aa3	120	131,364
3.875%	04/11/22	Aa3	767	834,160
5.125%	06/10/14	Aa3	250	265,775
Nationwide Mutual Insurance Co.,
Sub. Notes, 144A
6.600%	04/15/34	A3	85	85,534
9.375%	08/15/39	A3	300	422,124
New York Life Global Funding,
Sr. Sec’d. Notes, 144A
3.000%	05/04/15(a)	Aaa	630	661,995

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Insurance (continued)
Onex USI Aquisition Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21	Caa2	$194	$191,090
Pacific Life Global Funding,
Sr. Sec’d. Notes, 144A
5.000%	05/15/17	A1	200	212,659
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39	A3	260	363,584
Principal Life Global Funding II,
Sec’d. Notes, 144A
1.000%	12/11/15	Aa3	94	93,861
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42	A1	220	218,005
Travelers Property Casualty Corp.,
Sr. Unsec’d. Notes
7.750%	04/15/26	A2	190	265,357

				23,058,273

Internet Software & Services
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22	Baa1	630	620,941
eBay, Inc.,
Sr. Unsec’d. Notes
1.350%	07/15/17	A2	114	115,328
3.250%	10/15/20	A2	285	307,396
4.000%	07/15/42	A2	53	51,618
Zayo Group LLC/Zayo Capital, Inc.,
Sr. Sec’d. Notes
8.125%	01/01/20	B1	17	18,913

				1,114,196

Iron/Steel
AK Steel Corp.,
Sr. Sec’d. Notes, 144A
8.750%	12/01/18	B1	70	73,850
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
6.750%	02/25/22	Ba1	200	209,903
7.500%	10/15/39	Ba1	155	145,700
10.350%	06/01/19	Ba1	180	215,887
Steel Dynamics, Inc.,
Gtd. Notes, 144A
6.125%	08/15/19	Ba2	60	63,600
6.375%	08/15/22	Ba2	60	63,600
United States Steel Corp.,
Sr. Unsec’d. Notes
7.000%	02/01/18(a)	B1	160	170,800
7.375%	04/01/20	B1	90	96,075

				1,039,415

Leisure Time
Easton-Bell Sports, Inc.,
Sr. Sec’d. Notes
9.750%	12/01/16	B2	250	268,775

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Leisure Time (continued)
Icon Health & Fitness, Inc.,
Sr. Sec’d. Notes, 144A
11.875%	10/15/16	B2	$242	$226,270
Sabre, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	05/15/19	B1	500	532,500

				1,027,545

Lodging — 0.2%
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21	B3	80	86,700
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp.,
Gtd. Notes, 144A
8.375%	02/15/18	Caa1	34	35,360
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
11.250%	06/01/17	B2	250	267,813
CityCenter Holdings LLC/City Center Finance Corp.,
Sec’d. Notes, PIK
10.750%	01/15/17(a)	Caa2	749	812,167
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19	B3	250	270,000
Mandalay Resort Group,
Gtd. Notes
7.625%	07/15/13	Caa1	150	153,000
Marina District Finance Co., Inc.,
Sr. Sec’d. Notes
9.875%	08/15/18(a)	B2	250	240,000
MCE Finance Ltd. (Cayman Islands),
Gtd. Notes
10.250%	05/15/18	B1	285	324,188
MGM Resorts International,
Gtd. Notes
7.500%	06/01/16	B3	500	536,250
7.625%	01/15/17	B3	250	267,500
10.000%	11/01/16	B3	250	289,375
11.375%	03/01/18	B3	500	605,000
Seminole Hard Rock Entertainment, Inc.,
Sr. Sec’d. Notes, 144A
2.808%(c)	03/15/14	B2	750	744,375
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.,
Sec’d. Notes, 144A
8.625%	04/15/16	B2	75	80,437

				4,712,165

Machinery–Construction & Mining
Caterpillar, Inc.,
Sr. Unsec’d. Notes
3.803%	08/15/42	A(d)	537	534,994

Media — 1.0%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
8.000%	04/15/20	B1	150	168,937
CBS Corp.,
Gtd. Notes
1.950%	07/01/17	Baa2	830	845,593

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
4.850%	07/01/42	Baa2	$100	$104,079
5.750%	04/15/20	Baa2	34	40,724
7.875%	07/30/30	Baa2	80	110,459
8.875%	05/15/19	Baa2	50	67,438
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
7.875%	04/30/18(a)	B1	500	538,125
8.125%	04/30/20	B1	500	560,000
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	09/15/20	B3	59	61,434
8.625%	11/15/17	B3	333	356,310
Clear Channel Communications, Inc., Sr. Sec’d. Notes
9.000%	03/01/21	Caa1	250	223,125
Sr. Sec’d. Notes, 144A
9.000%	12/15/19(a)	Caa1	134	122,610
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
7.625%	03/15/20	B3	850	856,226
Gtd. Notes, 144A
6.500%	11/15/22(a)	B1	350	363,125
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	160	241,897
Comcast Cable Communications LLC,
Gtd. Notes
8.875%	05/01/17	Baa1	200	259,369
Comcast Cable Holdings LLC,
Gtd. Notes
10.125%	04/15/22	Baa1	315	460,091
Comcast Corp.,
Gtd. Notes
4.650%	07/15/42	Baa1	185	195,002
6.400%	03/01/40	Baa1	1,360	1,761,639
6.450%	03/15/37	Baa1	275	352,877
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
9.375%	01/15/19	Baa2	145	199,369
COX Enterprises, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	07/15/27	Baa2	125	157,552
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
3.800%	03/15/22(a)	Baa2	200	206,331
5.000%	03/01/21	Baa2	2,686	3,013,101
5.150%	03/15/42	Baa2	160	161,829
6.000%	08/15/40	Baa2	200	221,916
Discovery Communications LLC,
Gtd. Notes
4.375%	06/15/21	Baa2	159	177,523
4.950%	05/15/42	Baa2	300	320,639
DISH DBS Corp.,
Gtd. Notes
7.875%	09/01/19(a)	Ba2	900	1,066,500
Sr. Unsec’d.
Notes, 144A
5.000%	03/15/23	Ba2	146	146,000

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
Harron Communications LP/Harron Finance Corp.,
Sr. Notes, 144A
9.125%	04/01/20	Caa1	$70	$76,650
Mediacom LLC/Mediacom Capital Corp.,
Sr. Unsec’d. Notes
7.250%	02/15/22	B3	240	258,000
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
3.650%	04/30/15	Baa2	1,600	1,702,104
4.375%	04/01/21	Baa2	620	696,472
5.950%	04/01/41(a)	Baa2	90	110,343
6.400%	04/30/40	Baa2	154	197,600
News America, Inc.,
Gtd. Notes
6.150%	03/01/37	Baa1	400	490,906
6.150%	02/15/41(a)	Baa1	300	379,975
6.650%	11/15/37	Baa1	545	704,245
7.250%	05/18/18	Baa1	300	377,679
7.430%	10/01/26	Baa1	100	130,433
7.625%	11/30/28	Baa1	100	128,897
7.700%	10/30/25	Baa1	100	130,961
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes
7.750%	03/15/16	B2	263	269,575
Radio One, Inc.,
Gtd. Notes, PIK
12.500%	05/24/16	Caa2	256	228,784
TCI Communications, Inc.,
Sr. Unsec’d. Notes
8.750%	08/01/15	Baa1	150	178,994
Thomson Reuters Corp. (Canada),
Gtd. Notes
5.700%	10/01/14	Baa1	1,000	1,081,041
Sr. Unsec’d. Notes
3.950%	09/30/21	Baa1	142	155,202
Time Warner Cable, Inc.,
Gtd. Notes
5.500%	09/01/41	Baa2	1,180	1,312,946
5.875%	11/15/40	Baa2	705	821,463
8.250%	04/01/19	Baa2	300	399,221
8.750%	02/14/19	Baa2	300	404,748
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%	07/15/33	Baa2	257	375,084
Time Warner, Inc.,
Gtd. Notes
4.750%	03/29/21	Baa2	210	241,334
4.900%	06/15/42	Baa2	185	198,458
6.200%	03/15/40	Baa2	1,240	1,518,521
6.250%	03/29/41	Baa2	44	54,327
7.625%	04/15/31	Baa2	300	413,005
Viacom, Inc.,
Sr. Unsec’d. Notes
3.875%	12/15/21	Baa1	134	146,042
4.500%	03/01/21(a)	Baa1	140	157,513
4.500%	02/27/42	Baa1	245	241,695
6.250%	04/30/16	Baa1	600	695,563
Sr. Unsec’d. Notes, 144A
4.375%	03/15/43	Baa1	455	447,586

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
				$28,085,187

Metals & Mining — 0.5%
Barrick North America Finance LLC,
Gtd. Notes
4.400%	05/30/21	Baa1	$670	734,747
5.700%	05/30/41	Baa1	650	745,264
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
1.625%	02/24/17	A1	69	70,558
1.875%	11/21/16	A1	390	402,120
3.250%	11/21/21	A1	460	495,076
4.125%	02/24/42	A1	200	212,336
5.500%	04/01/14	A1	70	74,353
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
8.250%	11/01/19	B1	1,250	1,331,250
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
2.150%	03/01/17	Baa3	242	243,285
Inmet Mining Corp. (Canada),
Gtd. Notes, 144A
7.500%	06/01/21(a)	B1	50	51,875
Newcrest Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
4.200%	10/01/22	Baa2	440	452,537
Newmont Mining Corp.,
Gtd. Notes
4.875%	03/15/42	Baa1	280	288,375
Noranda Aluminum Acquisition Corp.,
Gtd. Notes, PIK
4.524%	05/15/15	Caa1	87	82,196
Novelis, Inc. (Canada),
Gtd. Notes
8.375%	12/15/17	B2	125	137,813
8.750%	12/15/20	B2	125	139,375
Placer Dome, Inc. (Canada),
Sr. Unsec’d. Notes
6.450%	10/15/35	Baa1	280	333,787
Prince Mineral Holding Corp.,
Sr. Sec’d. Notes, 144A
11.500%	12/15/19	Caa1	25	25,875
Rio Tinto Finance USA Ltd. (Australia),
Gtd. Notes
2.500%	05/20/16(a)	A3	1,250	1,304,914
3.500%	11/02/20	A3	58	61,481
3.750%	09/20/21	A3	100	106,930
4.125%	05/20/21	A3	150	165,742
8.950%	05/01/14	A3	185	204,559
Rio Tinto Finance USA PLC (United Kingdom),
Gtd. Notes
1.625%	08/21/17	A3	925	936,550
Teck Resources Ltd. (Canada),
Gtd. Notes
6.250%	07/15/41	Baa2	220	258,778
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
4.375%	01/11/22	Baa2	425	453,690
4.625%	09/15/20	Baa2	2,220	2,398,712

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Metals & Mining (continued)
Xstrata Finance Canada Ltd. (Canada),
Gtd. Notes, 144A
4.000%	10/25/22	Baa2	$370	$374,000
6.000%	11/15/41	Baa2	470	509,227

				12,595,405

Multi-National — 0.6%
African Development Bank (Supranational Bank),
Sub. Debs.
8.800%	09/01/19	Aa1	620	826,100
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
3.750%	01/15/16	Aa3	288	303,928
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes
1.000%	12/15/17	Aaa	4,000	4,000,400
Inter-American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.375%	08/15/17	Aaa	6,000	6,433,800
International Bank for Reconstruction & Development (Supranational Bank),
Sr. Unsec’d. Notes
1.125%	08/25/14	Aaa	5,500	5,577,704

				17,141,932

Office Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19	B3	400	433,000
Pitney Bowes, Inc.,
Sr. Unsec’d. Notes, MTN
4.875%	08/15/14	Baa2	195	206,143
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17(a)	Baa2	33	33,859
4.500%	05/15/21(a)	Baa2	1,406	1,488,739
6.750%	02/01/17	Baa2	200	232,618

				2,394,359

Oil & Gas — 1.4%
Alberta Energy Co. Ltd. (Canada),
Sr. Unsec’d. Notes
7.375%	11/01/31	Baa2	350	454,465
Anadarko Finance Co. (Canada),
Gtd. Notes
7.500%	05/01/31	Baa3	160	211,691
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
5.950%	09/15/16	Baa3	1,125	1,295,022
6.375%	09/15/17	Baa3	1,115	1,331,862
8.700%	03/15/19	Baa3	350	472,314
Antero Resources Finance Corp.,
Gtd. Notes, 144A
6.000%	12/01/20	B2	100	101,250
Apache Corp.,
Sr. Unsec’d. Notes
3.250%	04/15/22	A3	38	40,273
4.250%	01/15/44	A3	300	306,503
4.750%	04/15/43	A3	565	615,063
5.250%	02/01/42	A3	15	17,368

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas (continued)
6.900%	09/15/18	A3	$150	$191,298
Bluewater Holding BV (Netherlands),
Gtd. Notes, 144A
3.330%(c)	07/17/14	NR	100	93,000
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
1.846%	05/05/17	A2	1,120	1,144,947
3.200%	03/11/16	A2	650	693,370
3.245%	05/06/22	A2	950	1,000,832
3.561%	11/01/21	A2	540	583,519
3.875%	03/10/15	A2	320	340,912
4.742%	03/11/21	A2	100	117,103
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes
8.625%	10/15/20	B3	400	436,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
Gtd. Notes, 144A
9.625%	08/01/20	B3	56	60,900
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
3.450%	11/15/21(a)	Baa1	1,010	1,077,901
6.450%	06/30/33	Baa1	190	241,516
Canadian Oil Sands Ltd. (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	04/01/42	Baa2	285	334,713
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.000%	08/15/22	Baa2	623	636,284
4.450%	09/15/42(a)	Baa2	645	670,599
Chesapeake Energy Corp.,
Gtd. Notes
6.500%	08/15/17(a)	Ba3	128	138,880
6.775%	03/15/19	Ba3	250	250,313
7.250%	12/15/18	Ba3	122	132,980
Citgo Petroleum Corp.,
Sr. Sec’d. Notes, 144A
11.500%	07/01/17	Ba2	80	92,400
Comstock Resources, Inc.,
Gtd. Notes
7.750%	04/01/19	B3	94	95,410
9.500%	06/15/20	B3	58	62,350
ConocoPhillips,
Gtd. Notes
6.500%	02/01/39	A1	855	1,212,509
Sr. Unsec’d. Notes
6.650%	07/15/18	A1	250	317,115
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	B1	500	562,500
Devon Energy Corp.,
Sr. Unsec’d. Notes
1.875%	05/15/17	Baa1	1,265	1,289,576
3.250%	05/15/22	Baa1	540	563,593
5.600%	07/15/41	Baa1	480	570,167
6.300%	01/15/19	Baa1	160	198,548
7.950%	04/15/32	Baa1	150	221,919
ENI SpA (Italy),
Sr. Unsec’d. Notes, 144A
5.700%	10/01/40	A3	250	262,775

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Ensco PLC (United Kingdom),
Sr. Unsec’d. Notes
4.700%	03/15/21(a)	Baa1	$800	$900,286
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23	A3	1,262	1,270,879
4.100%	02/01/21	A3	200	228,043
EP Energy LLC/EP Energy Finance, Inc.,
Sr. Unsec’d. Notes
9.375%	05/01/20	B(d)	250	281,875
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22	B(d)	34	36,040
Sr. Sec’d. Notes
6.875%	05/01/19	Ba3	250	271,250
EPE Holdings LLC/EP Energy Bond Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.125%	12/15/17	B3	57	56,501
Hess Corp.,
Sr. Unsec’d. Notes
7.875%	10/01/29	Baa2	175	243,319
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31	Baa3	130	172,682
Laredo Petroleum, Inc.,
Gtd. Notes
7.375%	05/01/22	B3	60	65,100
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes, 144A
6.250%	11/01/19	B2	400	402,000
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41	Baa2	440	557,505
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23	B1	38	39,615
Nabors Industries, Inc.,
Gtd. Notes
5.000%	09/15/20	Baa2	200	217,328
9.250%	01/15/19	Baa2	150	198,307
Noble Holding International Ltd. (Cayman Islands),
Gtd. Notes
3.950%	03/15/22	Baa1	23	24,203
5.250%	03/15/42	Baa1	469	500,085
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
2.700%	02/15/23	A1	206	210,197
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
8.250%	02/15/20(a)	Ba3	201	216,577
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21(a)	A3	120	135,098
Petro-Canada (Canada),
Sr. Unsec’d. Notes
6.050%	05/15/18	Baa1	186	226,198
7.875%	06/15/26	Baa1	130	187,167

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas (continued)
Phillips 66,
Gtd. Notes, 144A
2.950%	05/01/17	Baa1	$54	$57,231
4.300%	04/01/22	Baa1	1,268	1,416,887
5.875%	05/01/42	Baa1	350	421,168
Samson Investment Co.,
Sr. Unsec’d. Notes, 144A
9.750%	02/15/20	B3	250	264,375
Shell International Finance BV (Netherlands),
Gtd. Notes
2.250%	01/06/23	Aa1	1,035	1,022,512
2.375%	08/21/22	Aa1	1,440	1,446,738
4.375%	03/25/20	Aa1	805	933,760
SM Energy Co.,
Sr. Unsec’d. Notes
6.500%	01/01/23	B1	65	69,550
Statoil ASA (Norway),
Gtd. Notes
1.200%	01/17/18(a)	Aa2	54	54,010
2.450%	01/17/23	Aa2	155	154,637
3.150%	01/23/22	Aa2	77	81,379
4.250%	11/23/41	Aa2	61	65,630
Suncor Energy, Inc. (Canada),
Sr. Unsec’d. Notes
6.100%	06/01/18	Baa1	1,950	2,378,645
Talisman Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	05/15/42	Baa2	135	148,790
5.850%	02/01/37	Baa2	45	50,632
7.750%	06/01/19	Baa2	145	186,889
Tosco Corp.,
Sr. Unsec’d. Notes
8.125%	02/15/30	A1	150	222,440
Total Capital International SA (France),
Gtd. Notes
1.550%	06/28/17	Aa1	784	796,087
2.700%	01/25/23(a)	Aa1	575	585,193
2.875%	02/17/22	Aa1	201	209,808
Total Capital SA (France),
Gtd. Notes
4.125%	01/28/21	Aa1	486	550,687
Transocean, Inc. (Cayman Islands),
Gtd. Notes
3.800%	10/15/22	Baa3	621	636,483
6.375%	12/15/21	Baa3	1,200	1,458,370
6.500%	11/15/20	Baa3	205	248,280
Unit Corp.,
Gtd. Notes, 144A
6.625%	05/15/21	B2	104	106,730
Valero Energy Corp.,
Gtd. Notes
6.625%	06/15/37	Baa2	272	335,115
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22	Ba1	500	538,750

				39,320,771

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil & Gas Services — 0.1%
Basic Energy Services, Inc.,
Gtd. Notes, 144A
7.750%	10/15/22	B+(d)	$4	$3,900
Halliburton Co.,
Sr. Unsec’d. Notes
8.750%	02/15/21	A2	130	184,226
Sr. Unsec’d. Notes, 144A
7.600%	08/15/96	A2	90	136,197
Helix Energy Solutions Group, Inc.,
Gtd. Notes, 144A
9.500%	01/15/16	B3	144	147,600
National Oilwell Varco, Inc.,
Sr. Unsec’d. Notes
1.350%	12/01/17	A2	44	44,280
Oil States International, Inc.,
Gtd. Notes, 144A
5.125%	01/15/23	Ba3	80	81,100
Pioneer Drilling Co.,
Gtd. Notes
9.875%	03/15/18	B2	500	543,750
Schlumberger Investment SA (Luxembourg),
Gtd. Notes, 144A
3.300%	09/14/21	A1	105	111,815
Weatherford International Ltd. (Bermuda),
Gtd. Notes
4.500%	04/15/22(a)	Baa2	38	40,328
5.950%	04/15/42(a)	Baa2	37	40,158
9.875%	03/01/39	Baa2	150	210,208

				1,543,562

Pharmaceuticals — 0.7%
AbbVie, Inc.,
Gtd. Notes, 144A
1.200%	11/06/15(a)	Baa1	910	916,080
1.750%	11/06/17	Baa1	1,409	1,424,326
4.400%	11/06/42	Baa1	765	813,298
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21	Baa2	410	440,092
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.000%	08/01/22	A2	560	542,054
3.250%	08/01/42	A2	355	324,979
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16	Baa3	690	727,461
Gtd. Notes, 144A
2.100%	02/12/15	Baa3	1,000	1,018,655
2.650%	02/15/17	Baa3	305	317,014
4.750%	11/15/21	Baa3	1,135	1,288,026
GlaxoSmithKline Capital PLC (United Kingdom),
Gtd. Notes
2.850%	05/08/22(a)	A1	1,575	1,635,877
McKesson Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22	Baa2	340	340,112
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/15	Baa3	55	57,331

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.400%	09/15/22	A1	$82	$82,027
3.600%	09/15/42	A1	690	680,788
Mylan, Inc.,
Gtd. Notes, 144A
3.125%	01/15/23	Baa3	815	807,971
7.875%	07/15/20	Baa3	750	886,320
Novartis Capital Corp.,
Gtd. Notes
2.400%	09/21/22	Aa2	180	180,470
Pfizer, Inc.,
Sr. Unsec’d. Notes
6.200%	03/15/19	A1	1,675	2,117,160
Teva Pharmaceutical Finance Co. BV (Curacao),
Gtd. Notes
2.400%	11/10/16	A3	1,390	1,448,545
3.650%	11/10/21	A3	1,435	1,535,783
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.500%	07/15/16(a)	B1	400	420,500
7.250%	07/15/22(a)	B1	625	682,813
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
3.250%	10/01/22(a)	Baa3	965	985,118
4.625%	10/01/42	Baa3	295	307,134
Wyeth,
Gtd. Notes
5.500%	02/01/14	A1	200	210,844

				20,190,778

Pipelines — 0.5%
Centerpoint Energy Resources Corp.,
Sr. Unsec’d. Notes
4.500%	01/15/21	Baa2	86	97,803
5.850%	01/15/41	Baa2	215	272,118
6.125%	11/01/17	Baa2	235	282,198
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
5.350%	03/15/20	Baa2	655	722,902
El Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
4.700%	11/01/42	Ba1	235	230,405
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
6.050%	06/01/41	Baa3	250	284,434
6.500%	02/01/42(a)	Baa3	540	661,142
Enterprise Products Operating LLC,
Gtd. Notes
3.700%	06/01/15	Baa2	1,200	1,275,181
4.450%	02/15/43	Baa2	240	243,002
5.200%	09/01/20(a)	Baa2	935	1,116,028
5.700%	02/15/42	Baa2	395	462,608
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.950%	09/01/22	Baa2	260	278,007
6.375%	03/01/41	Baa2	570	705,344
6.850%	02/15/20	Baa2	290	365,382
Sr. Unsec’d. Notes, MTN

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines (continued)
6.950%	01/15/38	Baa2	$410	$539,505
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
9.625%	06/01/19	Ba3	90	103,500
ONEOK Partners LP,
Gtd. Notes
3.250%	02/01/16	Baa2	1,420	1,498,151
3.375%	10/01/22	Baa2	1,030	1,049,616
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/20	Baa2	905	1,093,874
Spectra Energy Capital LLC,
Gtd. Notes
6.200%	04/15/18	Baa2	380	462,695
Targa Resources Partners LP/Targa Resources Partners Finance Corp,
Gtd. Notes, 144A
6.375%	08/01/22	Ba3	175	190,750
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22	Baa1	185	185,060
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
2.500%	08/01/22	A3	150	150,304
7.125%	01/15/19	A3	250	318,462

				12,588,471

Real Estate
Kennedy-Wilson, Inc.,
Gtd. Notes
8.750%	04/01/19	B2	42	44,730
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.875%	11/15/20	B1	CAD 80	80,557
WEA Finance LLC/WT Finance Aust Pty Ltd.,
Gtd. Notes, 144A
3.375%	10/03/22(a)	A2	132	135,658
6.750%	09/02/19	A2	270	334,485

				595,430

Real Estate Investment Trusts — 0.4%
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	Baa2	995	1,045,232
Camden Property Trust,
Sr. Unsec’d. Notes
5.700%	05/15/17	Baa1	1,450	1,668,899
CommonWealth REIT,
Sr. Unsec’d. Notes
5.875%	09/15/20	Baa3	120	127,451
6.250%	08/15/16	Baa3	100	109,704
6.650%	01/15/18	Baa3	320	358,654
Duke Realty LP,
Sr. Unsec’d. Notes
6.750%	03/15/20	Baa2	285	344,590
ERP Operating LP,
Sr. Unsec’d. Notes
4.625%	12/15/21	Baa1	251	282,730
5.250%	09/15/14	Baa1	170	182,616
5.375%	08/01/16	Baa1	100	113,838

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Felcor Lodging LP,
Sr. Sec’d. Notes
6.750%	06/01/19	B2	$475	$504,687
HCP, Inc.,
Sr. Unsec’d. Notes
2.625%	02/01/20	Baa1	441	439,279
3.750%	02/01/19(a)	Baa1	1,212	1,279,073
5.375%	02/01/21	Baa1	469	534,077
Host Hotels & Resorts LP,
Gtd. Notes
6.750%	06/01/16	Baa3	162	165,645
Liberty Property LP,
Sr. Unsec’d. Notes
3.375%	06/15/23	Baa1	375	371,049
Simon Property Group LP,
Sr. Unsec’d. Notes
2.750%	02/01/23	A3	685	684,616
4.125%	12/01/21	A3	54	59,973
6.125%	05/30/18	A3	455	554,241
6.750%	02/01/40	A3	100	135,515
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
4.250%	03/01/22	Baa2	1,015	1,076,353

				10,038,222

Retail — 0.2%
CKE Restaurants, Inc.,
Sec’d. Notes
11.375%	07/15/18	B2	222	255,300
CKE, Inc.,
Sr. Notes, PIK, 144A
10.500%	03/14/16(a)	Caa1	163	172,402
DineEquity, Inc.,
Gtd. Notes
9.500%	10/30/18(a)	B3	65	73,856
J.C. Penney Corp., Inc.,
Sr. Unsec’d. Notes
7.950%	04/01/17	Caa1	500	480,000
Jo-Ann Stores Holdings, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
9.750%	10/15/19	Caa1	100	100,875
Lowe’s Cos., Inc.,
Sr. Unsec’d. Notes
4.650%	04/15/42	A3	130	144,743
5.125%	11/15/41	A3	49	57,469
5.500%	10/15/35	A3	100	121,875
Michaels Stores, Inc.,
Gtd. Notes
7.750%	11/01/18	B3	250	274,375
Neebo, Inc.,
Sec’d. Notes, 144A
15.000%	06/30/16	CCC(d)	25	21,375
New Albertsons, Inc.,
Sr. Unsec’d. Notes
7.450%	08/01/29	Caa1	215	120,400
Radio Systems Corp.,
Sec’d. Notes, 144A
8.375%	11/01/19	B3	105	109,463

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Retail (continued)
Real Mex Restaurants, Inc.,
Notes
7.000%	01/01/40	NR	$387	$387,186
11.000%	01/01/40	NR	233	232,576
Rite Aid Corp.,
Gtd. Notes
9.500%	06/15/17(a)	Caa2	1,200	1,252,500
Sec’d. Notes
7.500%	03/01/17	Caa1	250	256,875
Ruby Tuesday, Inc.,
Gtd. Notes, 144A
7.625%	05/15/20	B3	62	59,210
Serta Simmons Holdings LLC,
Sr. Unsec’d. Notes, 144A
8.125%	10/01/20	Caa1	350	350,000
Staples, Inc.,
Sr. Unsec’d. Notes
9.750%	01/15/14	Baa2	90	97,848
Tops Holding Corp./Tops Markets LLC,
Sr. Sec’d. Notes, 144A
8.875%	12/15/17	B3	100	103,750
Walgreen Co.,
Sr. Unsec’d. Notes
3.100%	09/15/22	Baa1	162	163,405
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
5.000%	10/25/40	Aa2	1,310	1,585,042

				6,420,525

Retail & Merchandising — 0.2%
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	03/15/19(a)	B2	350	375,375
CVS Caremark Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22	Baa2	340	341,265
5.750%	05/15/41(a)	Baa2	665	827,964
6.125%	09/15/39	Baa2	190	243,154
CVS Pass-Through Trust,
Pass-Through Certificates
6.943%	01/10/30	Baa2	244	307,104
Gap, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/12/21	Baa3	249	284,865
J.Crew Group, Inc.,
Gtd. Notes
8.125%	03/01/19	Caa1	300	317,250
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23	Baa3	74	72,463
4.300%	02/15/43(a)	Baa3	480	467,039
5.125%	01/15/42	Baa3	163	176,137
5.900%	12/01/16	Baa3	370	434,755
6.700%	07/15/34	Baa3	130	154,628
7.450%	07/15/17	Baa3	80	98,625
7.875%	07/15/15	Baa3	235	273,760
Target Corp.,
Sr. Unsec’d. Notes
4.000%	07/01/42(a)	A2	280	287,666

Interest Rate	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Retail & Merchandising (continued)
7.000%	01/15/38		A2	$100	$146,881

					4,808,931

Savings & Loan — 0.1%
Nationwide Building Society (United Kingdom),
Sr. Unsec’d. Notes, 144A
4.650%	02/25/15		A2	600	634,485
Sub. Notes, 144A
5.250%	01/15/14		Baa1	838	864,679

					1,499,164

Semiconductors — 0.1%
Freescale Semiconductor, Inc.,
Gtd. Notes
8.050%	02/01/20(a)		Caa1	60	59,700
Sr. Sec’d. Notes, 144A
9.250%	04/15/18	(a)	B1	745	813,913
Intel Corp.,
Sr. Unsec’d. Notes
3.300%	10/01/21		A1	163	172,839
4.800%	10/01/41		A1	150	165,091
National Semiconductor Corp.,
Sr. Unsec’d. Notes
6.600%	06/15/17		A1	440	543,387
Samsung Electronics America, Inc.,
Gtd. Notes, 144A
1.750%	04/10/17		A1	565	571,639

					2,326,569

Shipbuilding
OSX 3 Leasing BV (Netherlands),
Sr. Sec’d. Notes, 144A
9.250%	03/20/15		NR	100	103,125

Software — 0.2%
First Data Corp.,
Gtd. Notes
9.875%	09/24/15		Caa1	258	263,140
12.625%	01/15/21		Caa1	304	319,960
Sec’d. Notes, 144A
8.250%	01/15/21		Caa1	35	35,000
Sec’d. Notes, PIK, 144A
8.750%	01/15/22(a)		Caa1	680	695,300
Sr. Sec’d. Notes, 144A
6.750%	11/01/20		B1	425	429,250
Intuit, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/17		Baa1	280	322,992
Microsoft Corp.,
Sr. Unsec’d. Notes
0.875%	11/15/17		Aaa	31	30,837
3.500%	11/15/42		Aaa	955	923,295
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	10/15/22		A1	1,990	2,007,928
6.125%	07/08/39		A1	365	487,124
6.500%	04/15/38		A1	200	278,103

					5,792,929

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications — 1.5%
Alcatel-Lucent USA, Inc.,
Sr. Unsec’d. Notes
6.450%	03/15/29	CCC+(d)	$350	$266,000
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	03/30/20	A2	2,470	2,873,776
Sr. Unsec’d. Notes
3.125%	07/16/22(a)	A2	735	747,089
AT&T, Inc.,
Sr. Unsec’d. Notes
1.700%	06/01/17(a)	A2	960	973,677
2.625%	12/01/22	A2	670	671,102
5.350%	09/01/40	A2	273	317,922
5.600%	05/15/18	A2	200	241,255
6.300%	01/15/38	A2	2,525	3,237,618
Sr. Unsec’d. Notes, 144A
4.300%	12/15/42	A2	493	495,146
4.350%	06/15/45	A2	188	188,845
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15	Caa2	357	317,730
Sr. Sec’d. Notes, 144A
9.000%	04/01/19	B1	180	183,150
BellSouth Corp.,
Sr. Unsec’d. Notes
6.875%	10/15/31	A-(d)	5	6,221
BellSouth Telecommunications, Inc.,
Sr. Unsec’d. Notes
7.000%	10/01/25	A-(d)	680	860,486
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
2.000%	06/22/15	Baa2	1,705	1,752,771
9.625%	12/15/30	Baa2	100	158,868
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.800%	03/15/22	Baa3	500	528,563
6.450%	06/15/21	Baa3	400	442,000
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	10/15/20	B1	405	438,413
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/40	A1	1,010	1,283,654
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A
12.000%	12/01/15	B3	381	408,825
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20(a)	B3	416	424,320
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
3.214%	08/15/35	A2	200	208,523
Deutsche Telekom International Finance BV (Netherlands),
Gtd. Notes
8.750%	06/15/30	Baa1	300	449,474
Gtd. Notes, 144A
2.250%	03/06/17	Baa1	1,260	1,292,114
4.875%	03/06/42	Baa1	625	667,179

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
France Telecom SA (France),
Sr. Unsec’d. Notes
2.750%	09/14/16	A3	$87	$91,326
5.375%	01/13/42	A3	315	363,696
8.500%	03/01/31	A3	180	269,437
Frontier Communications Corp.,
Sr. Unsec’d. Notes
6.625%	03/15/15	Ba2	300	325,500
GCI, Inc.,
Sr. Unsec’d. Notes
8.625%	11/15/19	B2	500	531,250
Goodman Networks, Inc.,
Sr. Sec’d. Notes, 144A
12.375%	07/01/18	B2	250	273,750
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	10/15/20	B3	250	271,875
Gtd. Notes, 144A
6.625%	12/15/22	Caa2	250	258,125
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes, PIK
11.500%	02/04/17	Caa3	1,130	1,200,388
Level 3 Financing, Inc.,
Gtd. Notes
8.125%	07/01/19	B3	500	545,000
10.000%	02/01/18	B3	750	836,250
Gtd. Notes, 144A
7.000%	06/01/20	B3	357	373,065
MetroPCS Wireless, Inc.,
Gtd. Notes
7.875%	09/01/18(a)	B2	250	270,625
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21	B2	555	420,413
Nippon Telegraph & Telephone Corp. (Japan),
Sr. Unsec’d. Notes
1.400%	07/18/17	Aa2	124	125,500
Nokia OYJ (Finland),
Sr. Unsec’d. Notes
6.625%	05/15/39	Ba3	120	107,700
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)	250	268,125
Sprint Capital Corp.,
Gtd. Notes
6.900%	05/01/19	B3	278	303,020
8.750%	03/15/32	B3	1,222	1,493,895
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
7.000%	08/15/20	B3	825	901,313
Telecom Italia Capital SA (Luxembourg),
Gtd. Notes
4.950%	09/30/14	Baa2	380	396,720
6.999%	06/04/18	Baa2	80	91,440
Telefonica Emisiones SAU (Spain),
Gtd. Notes
5.462%	02/16/21	Baa2	45	47,981
6.221%	07/03/17	Baa2	380	422,750
6.421%	06/20/16	Baa2	150	165,975

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
UPCB Finance III Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.625%	07/01/20	Ba3		$700	$749,875
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.000%	11/01/16	A3		1,695	1,754,215
6.100%	04/15/18(a)	A3		1,535	1,887,416
6.900%	04/15/38(a)	A3		905	1,287,991
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%	12/01/30	A3		275	402,624
Verizon Maryland, Inc.,
Gtd. Notes
5.125%	06/15/33	A-(d)		345	360,691
Verizon Pennsylvania, Inc.,
Gtd. Notes
8.350%	12/15/30	A-(d)		500	684,205
Vodafone Group PLC (United Kingdom),
Sr. Unsec’d. Notes
1.625%	03/20/17(a)	A3		200	202,936
Wind Acquisition Finance SA (Luxembourg),
Sec’d. Notes, 144A
11.750%	07/15/17	B3	EUR	742	1,025,931
Sr. Sec’d. Notes, 144A
7.250%	02/15/18	Ba3		200	201,000
7.375%	02/15/18	Ba3	EUR	200	267,951
Wind Acquisition Holdings Finance SA (Luxembourg),
Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17	Caa1	EUR	265	350,201
Windstream Corp.,
Gtd. Notes
7.750%	10/01/21(a)	Ba3		500	540,000

					39,504,876

Toys/Games/Hobbies
Mattel, Inc.,
Sr. Unsec’d. Notes
5.450%	11/01/41	Baa1		315	355,835

Transportation — 0.2%
ACL I Corp.,
Sr. Unsec’d. Notes, PIK
10.625%	02/15/16(a)	Caa1		296	298,825
Boa Deep C A/S (Norway),
Sr. Sec’d. Notes
7.380%(c)	04/27/16	NR	NOK	2,266	413,767
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.375%	09/01/42(a)	A3		88	92,491
5.400%	06/01/41	A3		115	136,181
5.750%	03/15/18	A3		600	725,884
5.750%	05/01/40	A3		1,055	1,300,628
Commercial Barge Line Co.,
Sec’d. Notes
12.500%	07/15/17	B2		89	98,123
CSX Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/44	Baa2		155	153,007
4.250%	06/01/21	Baa2		65	73,076
4.750%	05/30/42	Baa2		625	672,998

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Transportation (continued)
6.250%	04/01/15	Baa2		$90	$100,778
7.375%	02/01/19	Baa2		100	127,159
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Marshall Islands),
Sr. Sec’d. Notes
8.875%	11/01/17	B1		99	98,753
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Marshall Islands),
Gtd. Notes
9.250%	04/15/19	B3		387	381,195
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25	Baa1		74	90,876
6.000%	05/23/2111	Baa1		216	262,268
Sr. Unsec’d. Notes, 144A
2.903%	02/15/23	Baa1		342	344,255
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN
2.500%	03/01/17	Baa1		111	112,874
3.600%	03/01/16	Baa1		82	86,086
Teekay LNG Partners LP (Marshall Islands),
Sr. Unsec’d. Notes
7.100%(c)	05/03/17	NR	NOK	500	92,214
Union Pacific Corp.,
Sr. Unsec’d. Notes
5.780%	07/15/40	Baa1		240	304,581
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.450%	10/01/22	Aa3		71	71,023

					6,037,042

Water
American Water Capital Corp.,
Sr. Unsec’d. Notes
4.300%	12/01/42	Baa2		401	416,451
6.085%	10/15/17	Baa2		200	239,042

					655,493

TOTAL CORPORATE BONDS (cost $474,197,645)					502,644,389

FOREIGN GOVERNMENT BONDS — 1.0%
Australia Government Bond (Australia),
Sr. Unsec’d. Notes
4.000%	08/20/20	Aaa	AUD	2,000	4,001,641
Bundesobligation (Germany),
Unsec’d. Notes
0.750%	02/24/17	Aaa	EUR	2,100	2,836,580
Finland Government Bond (Finland),
Sr. Unsec’d. Notes
3.875%	09/15/17	Aaa	EUR	1,300	1,988,880
Finland Government International Bond (Finland),
Sr. Unsec’d. Notes, 144A
1.250%	10/19/15	Aaa		4,500	4,599,000
Italy Buoni Poliennali Del Tesoro (Italy),
Bonds
4.750%	09/15/16	Baa2	EUR	2,800	3,949,626
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44(a)	Baa1		302	341,260

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Province of Ontario (Canada),
Sr. Unsec’d. Notes
0.950%	05/26/15	Aa2		$300	$303,855
2.700%	06/16/15	Aa2		350	368,445
Province of Quebec (Canada),
Notes, MTN
6.350%	01/30/26	Aa2		120	163,586
Spain Government Bond (Spain),
Bonds
3.150%	01/31/16	Baa3	EUR	2,637	3,447,592
United Kingdom Gilt (United Kingdom),
Unsec’d. Notes
1.000%	09/07/17	Aaa	GBP	3,600	5,888,341

TOTAL FOREIGN GOVERNMENT BONDS (cost $26,158,449)					27,888,806

MUNICIPAL BONDS
California
City of Los Angeles Department of Airports,
Revenue Bonds
6.582%	05/15/39	A1		175	226,875
State of California,
General Obligation Unlimited
7.300%	10/01/39	A1		180	249,431

					476,306

New York
New York State Dormitory Authority,
Revenue Bonds
5.600%	03/15/40	AAA(d)		150	185,538
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	Aa3		325	318,897
5.647%	11/01/40	Aa3		220	263,769

					768,204

Ohio
American Municipal Power, Inc.,
Revenue Bonds
7.499%	02/15/50	A3		150	203,095

TOTAL MUNICIPAL BONDS (cost $1,302,385)					1,447,605

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 8.5%
ABN AMRO Mortgage Corp.,
Series 2003-9, Class A1
4.500%	08/25/18	AAA(d)		138	141,190
American Home Mortgage Assets LLC,
Series 2006-2, Class 2A1
0.394%(c)	09/25/46	Caa2		620	395,965
Banc of America Alternative Loan Trust,
Series 2003-5, Class 2A1
5.000%	07/25/18	Baa2		521	539,703
Series 2003-7, Class 2A4
5.000%	09/25/18	Ba1		455	466,215
Series 2003-11, Class 2A1
6.000%	01/25/34	A2		358	373,752
Series 2004-1, Class 1A1
6.000%	02/25/34	Ba1		297	304,647
Series 2004-6, Class 4A1

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.000%	07/25/19	Ba3	$416	$425,099
Series 2004-7, Class 3A1
6.000%	08/25/34	A(d)	397	401,564
Banc of America Funding Corp.,
Series 2005-7, Class 30PO, PO
8.026%(s)	11/25/35	B3	121	94,702
Series 2006-1, Class 2A1
5.500%	01/25/36	B3	65	66,914
Series 2006-3, Class 4A19
5.750%	03/25/36	B2	47	46,579
Banc of America Mortgage Securities, Inc.,
Series 2003-3, Class 1A7
5.500%	05/25/33	AA+(d)	766	790,120
Series 2004-5, Class 3A3
5.000%	06/25/19	AA+(d)	449	464,488
Series 2004-C, Class 2A1
3.135%(c)	04/25/34	BBB+(d)	514	519,067
Series 2004-D, Class 2A1
3.109%(c)	05/25/34	BBB(d)	13	12,439
Series 2004-D, Class 2A2
3.109%(c)	05/25/34	BBB(d)	101	99,509
Series 2005-10, Class 1A13
5.500%	11/25/35	B2	42	42,106
Series 2005-E, Class 2A6
3.111%(c)	06/25/35	B2	255	251,829
Series 2007-3, Class 1A1
6.000%	09/25/37	CCC(d)	423	388,891
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-4, Class 3A1
5.006%(c)	07/25/33	Baa1	292	296,279
Chase Mortgage Finance Corp.,
Series 2003-S10, Class A1
4.750%	11/25/18	A2	241	248,353
Series 2003-S12, Class 1A1
4.750%	12/25/18	AA+(d)	183	188,159
Series 2003-S13, Class A2
5.000%	11/25/33	A+(d)	327	345,103
Series 2007-A2, Class 2A1
3.030%(c)	07/25/37	B+(d)	1,202	1,199,613
Citicorp Mortgage Securities, Inc.,
Series 2004-4, Class A4
5.500%	06/25/34	AA+(d)	708	741,199
Series 2006-5, Class 1A3
6.000%	10/25/36	Caa2	239	243,311
Citigroup Mortgage Loan Trust, Inc.,
Series 2003-1, Class 3A4
5.250%	09/25/33	BBB+(d)	365	385,381
Series 2005-2, Class 2A11
5.500%	05/25/35	Ba1	362	370,719
Series 2006-4, Class 1A1
5.500%	12/25/20	B3	126	120,280
Series 2008-AR4, Class 1A1A, 144A
3.030%(c)	11/25/38	NR	517	523,817
Series 2010-8, Class 5A6, 144A
4.000%	11/25/36	NR	394	408,945
Series 2010-8, Class 6A6, 144A
4.500%	12/25/36	NR	300	313,338

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Citimortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.500%	04/25/36	Caa2	$640	$553,058
Countrywide Alternative Loan Trust,
Series 2003-13T1, Class A10
4.000%	08/25/33	A+(d)	381	382,119
Series 2003-21T1, Class A2
5.250%	12/25/33	AAA(d)	32	31,617
Series 2005-J6, Class 2A1
5.500%	07/25/25	Caa1	70	70,948
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J13, Class 1A7
5.250%	01/25/34	A+(d)	587	606,132
Series 2004-4, Class A13
5.250%	05/25/34	Baa3	742	760,146
Series 2004-5, Class 2A9
5.250%	05/25/34	Ba1	867	889,515
Series 2005-10, Class A1
5.500%	05/25/35	B2	39	39,668
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR24, Class 2A4
2.779%(c)	10/25/33	Baa1	276	267,487
Series 2004-AR3, Class 6M1
1.310%(c)	04/25/34	Aa2	194	180,785
Series 2004-AR5, Class 7A2
2.920%(c)	06/25/34	B1	266	267,329
Series 2005-5, Class 1A1
5.000%	07/25/20	Caa1	388	389,057
Deutsche ALT-A Securities, Inc./Alternate Loan Trust,
Series 2005-1, Class 2A1
5.641%(c)	02/25/20	B2	59	60,481
Fannie Mae,
Series 2012-20, Class JS, IO
5.780%(c)	10/25/38	Aaa	146	29,362
Fannie Mae Grantor Trust,
Series 2001-T10, Class A1
7.000%	12/25/41	Aaa	1,132	1,310,941
Series 2002-T1, Class A2
7.000%	11/25/31	Aaa	804	956,002
Series 2002-T4, Class A2
7.000%	12/25/41	Aaa	892	1,006,470
Series 2004-T1, Class 1A1
6.000%	01/25/44	Aaa	823	969,755
Fannie Mae Interest Strip,
Series 293, Class 1, PO
2.695%(s)	12/01/24	Aaa	523	480,504
Series 369, Class 12, IO
5.500%(c)	05/01/36	Aaa	2,244	291,380
Series 383, Class 60, IO
6.500%	10/01/37	Aaa	644	102,243
Fannie Mae REMICS,
Series 1993-119, Class H
6.500%	07/25/23	Aaa	578	642,699
Series 1993-136, Class ZB
6.792%(c)	07/25/23	Aaa	385	435,013
Series 1993-141, Class Z
7.000%	08/25/23	Aaa	395	447,738
Series 1993-147, Class Z

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
7.000%	08/25/23	Aaa	$344	$393,728
Series 1994-29, Class Z
6.500%	02/25/24	Aaa	621	717,592
Series 1996-4, Class SA, IO
8.281%(c)	02/25/24	Aaa	155	32,809
Series 1997-33, Class PA
8.500%	06/18/27	Aaa	683	789,157
Series 1997-57, Class PN
5.000%	09/18/27	Aaa	405	444,341
Series 2001-16, Class Z
6.000%	05/25/31	Aaa	669	752,779
Series 2001-81, Class HE
6.500%	01/25/32	Aaa	944	1,066,786
Series 2002-14, Class A1
7.000%	01/25/42	Aaa	1,445	1,669,096
Series 2002-26, Class A2
7.500%	01/25/48	Aaa	711	830,730
Series 2002-82, Class PE
6.000%	12/25/32	Aaa	940	1,073,916
Series 2002-86, Class PG
6.000%	12/25/32	Aaa	1,550	1,825,897
Series 2002-90, Class A2
6.500%	11/25/42	Aaa	363	419,541
Series 2003-18, Class A1
6.500%	12/25/42	Aaa	566	682,572
Series 2003-21, Class OU
5.500%	03/25/33	Aaa	360	399,966
Series 2003-24, Class MZ
5.500%	04/25/33	Aaa	1,332	1,485,278
Series 2003-48, Class GH
5.500%	06/25/33	Aaa	2,960	3,410,891
Series 2003-64, Class KF
0.714%(c)	07/25/18	Aaa	437	440,417
Series 2003-81, Class FC
0.610%(c)	08/25/17	Aaa	220	220,629
Series 2003-86, Class OE
5.000%	03/25/32	Aaa	157	160,771
Series 2003-122, Class KA
4.500%	12/25/18	Aaa	154	157,697
Series 2004-36, Class SA
18.948%(c)	05/25/34	Aaa	210	289,329
Series 2004-45, Class ZL
6.000%	10/25/32	Aaa	1,143	1,290,297
Series 2004-52, Class SX, IO
6.840%(c)	09/25/32	Aaa	29	2,514
Series 2004-60, Class PA
5.500%	04/25/34	Aaa	379	407,047
Series 2004-61, Class NS, IO
7.490%(c)	08/25/34	Aaa	55	13,998
Series 2004-68, Class LC
5.000%	09/25/29	Aaa	1,135	1,216,039
Series 2004-72, Class S, IO
6.290%(c)	09/25/34	Aaa	140	34,094
Series 2004-92, Class SQ, IO
6.440%(c)	05/25/34	Aaa	106	16,963
Series 2004-101, Class HD
5.000%	01/25/20	Aaa	800	870,995
Series 2005-13, Class AS, IO

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.890%(c)	03/25/35	Aaa	$65	$12,097
Series 2005-14, Class ME
5.000%	10/25/33	Aaa	218	226,467
Series 2005-22, Class DA
5.500%	12/25/34	Aaa	341	377,654
Series 2005-23, Class SG, IO
6.490%(c)	04/25/35	Aaa	159	30,119
Series 2005-30, Class UG
5.000%	04/25/35	Aaa	625	711,816
Series 2005-57, Class DI, IO
6.490%(c)	03/25/35	Aaa	152	21,013
Series 2005-57, Class NK
21.161%(c)	07/25/35	Aaa	113	161,020
Series 2005-74, Class SE, IO
5.890%(c)	09/25/35	Aaa	479	83,244
Series 2005-79, Class NS, IO
5.880%(c)	09/25/35	Aaa	224	37,117
Series 2005-82, Class SY, IO
6.520%(c)	09/25/35	Aaa	302	69,428
Series 2005-84, Class XM
5.750%	10/25/35	Aaa	353	397,312
Series 2005-87, Class PE
5.000%	12/25/33	Aaa	1,915	2,001,803
Series 2005-87, Class QZ
5.000%	10/25/35	Aaa	693	774,323
Series 2005-90, Class SP, IO
6.540%(c)	09/25/35	Aaa	127	19,880
Series 2005-97, Class PO, PO
0.679%(s)	11/25/35	Aaa	1,143	1,113,906
Series 2005-102, Class PG
5.000%	11/25/35	Aaa	1,500	1,688,793
Series 2005-110, Class GL
5.500%	12/25/35	Aaa	562	669,115
Series 2006-2, Class LY
8.000%(c)	12/25/35	Aaa	82	88,528
Series 2006-3, Class SB, IO
6.490%(c)	07/25/35	Aaa	167	21,527
Series 2006-9, Class KZ
6.000%	03/25/36	Aaa	1,355	1,549,457
Series 2006-20, Class IB, IO
6.380%(c)	04/25/36	Aaa	1,415	202,313
Series 2006-23, Class NS
9.000%(c)	04/25/36	Aaa	96	106,053
Series 2006-43, Class SD, IO
6.390%(c)	06/25/36	Aaa	804	117,388
Series 2006-45, Class NW
5.500%	01/25/35	Aaa	700	738,852
Series 2006-48, Class ND
6.250%	03/25/36	Aaa	546	584,298
Series 2006-56, Class SA, IO
5.280%(c)	11/25/35	Aaa	205	28,264
Series 2006-58, Class SI, IO
6.330%(c)	07/25/36	Aaa	606	109,605
Series 2006-60, Class CO, PO
1.326%(s)	06/25/35	Aaa	609	590,828
Series 2006-65, Class TE
5.500%	05/25/35	Aaa	740	788,295
Series 2006-70, Class JI, IO

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.390%(c)	06/25/36	Aaa	$210	$30,373
Series 2006-72, Class XI, IO
6.290%(c)	08/25/36	Aaa	51	8,610
Series 2006-77, Class PC
6.500%	08/25/36	Aaa	789	903,744
Series 2006-106, Class CS, IO
6.380%(c)	11/25/36	Aaa	66	12,587
Series 2006-108, Class S, IO
6.990%(c)	11/25/36	Aaa	84	20,900
Series 2006-109, Class SG, IO
6.420%(c)	11/25/36	Aaa	101	21,883
Series 2006-124, Class SI, IO
6.065%(c)	01/25/37	Aaa	250	39,570
Series 2006-125, Class SA, IO
6.510%(c)	01/25/37	Aaa	243	39,433
Series 2007-23, Class BC
6.000%	02/25/36	Aaa	105	107,475
Series 2007-33, Class SD, IO
5.900%(c)	04/25/37	Aaa	481	96,411
Series 2007-46, Class PA
6.000%	04/25/37	Aaa	773	837,793
Series 2007-58, Class SV, IO
6.540%(c)	06/25/37	Aaa	1,899	264,768
Series 2007-77, Class TC
5.500%	09/25/34	Aaa	435	444,835
Series 2007-88, Class MI, IO
6.310%(c)	09/25/37	Aaa	69	14,069
Series 2007-88, Class XI, IO
6.330%(c)	06/25/37	Aaa	28	4,297
Series 2007-100, Class ND
5.750%	10/25/35	Aaa	451	473,725
Series 2007-102, Class SA, IO
6.190%(c)	11/25/37	Aaa	3,774	593,827
Series 2007-109, Class GI, IO
5.860%(c)	12/25/37	Aaa	56	10,867
Series 2008-2, Class SA, IO
6.060%(c)	02/25/38	Aaa	422	83,330
Series 2008-28, Class SQ, IO
5.870%(c)	04/25/38	Aaa	279	35,223
Series 2008-34, Class GS, IO
6.240%(c)	05/25/38	Aaa	133	17,873
Series 2008-41, Class S, IO
6.590%(c)	11/25/36	Aaa	79	15,543
Series 2008-68, Class VK
5.500%	03/25/27	Aaa	935	996,223
Series 2008-91, Class SI, IO
5.790%(c)	03/25/38	Aaa	3,779	397,201
Series 2008-92, Class SA, IO
6.240%(c)	12/25/38	Aaa	762	158,994
Series 2008-95, Class AI, IO
5.000%	12/25/23	Aaa	704	53,470
Series 2009-15, Class SA, IO
5.990%(c)	03/25/24	Aaa	1,020	118,621
Series 2009-62, Class WA
5.553%(c)	08/25/39	Aaa	1,759	1,970,395
Series 2009-65, Class MB
4.000%	10/25/37	Aaa	46	47,407
Series 2009-87, Class SG, IO

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
6.040%(c)	11/25/39	Aaa	$881	$156,487
Series 2009-106, Class EA
4.500%	03/25/34	Aaa	69	70,280
Series 2009-110, Class SD, IO
6.040%(c)	01/25/40	Aaa	689	131,774
Series 2009-112, Class ST, IO
6.040%(c)	01/25/40	Aaa	3,899	484,384
Series 2009-112, Class SW, IO
6.040%(c)	01/25/40	Aaa	2,564	318,450
Series 2010-10, Class NT
5.000%	02/25/40	Aaa	1,290	1,507,765
Series 2010-19, Class MV
5.000%	02/25/21	Aaa	1,063	1,178,730
Series 2010-34, Class JD
3.000%	09/25/37	Aaa	26	26,128
Series 2010-35, Class SB, IO
6.210%(c)	04/25/40	Aaa	1,574	213,542
Series 2010-43, Class CI, IO
4.500%	02/25/25	Aaa	1,110	75,861
Series 2010-49, Class SC
12.241%(c)	03/25/40	Aaa	437	555,507
Series 2010-61, Class EB
4.500%	04/25/37	Aaa	188	189,066
Series 2010-64, Class DM
5.000%	06/25/40	Aaa	737	820,825
Series 2010-79, Class NA
4.500%	05/25/36	Aaa	495	501,832
Series 2010-93, Class MA
4.500%	11/25/37	Aaa	147	148,445
Series 2010-99, Class SD, IO
5.890%(c)	03/25/39	Aaa	461	44,221
Series 2010-102, Class S, IO
6.340%(c)	09/25/40	Aaa	194	39,457
Series 2010-107, Class PS, IO
6.420%(c)	06/25/40	Aaa	894	161,042
Series 2010-107, Class SP, IO
6.440%(c)	06/25/40	Aaa	332	60,087
Series 2010-108, Class AB
4.000%	02/25/37	Aaa	129	130,485
Series 2010-131, Class SA, IO
6.390%(c)	11/25/40	Aaa	728	142,371
Series 2010-139, Class SA, IO
5.820%(c)	12/25/40	Aaa	1,074	154,624
Series 2011-18, Class UA
4.000%	08/25/38	Aaa	789	810,257
Series 2011-22, Class MA
6.500%	04/25/38	Aaa	773	860,986
Series 2011-32, Class EC
4.000%	01/25/36	Aaa	677	685,515
Series 2011-39, Class ZA
6.000%	11/25/32	Aaa	1,211	1,357,473
Series 2011-52, Class GB
5.000%	06/25/41	Aaa	920	1,033,385
Series 2011-52, Class KB
5.500%	06/25/41	Aaa	1,535	1,824,301
Series 2011-86, Class KS, IO
5.740%(c)	09/25/41	Aaa	825	97,777
Series 2011-93, Class ES, IO

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
6.290%(c)	09/25/41	Aaa	$229	$44,056
Series 2012-132, Class US
11.707%(c)	12/25/42	Aaa	954	990,647
Series 2012-137, Class SN, IO
5.890%(c)	12/25/42	Aaa	676	168,725
Series 2011-118, Class CS, IO
6.290%(c)	10/25/39	Aaa	422	80,606
Series 2011-145, Class PS, IO
6.400%(c)	04/25/30	Aaa	1,049	190,394
Series 2011-146, Class AI, IO
3.500%	10/25/29	Aaa	292	22,939
Series 2012-14, Class LS, IO
6.290%(c)	03/25/42	Aaa	176	43,967
Series 2012-17, Class JS, IO
6.440%(c)	11/25/30	Aaa	757	138,235
Series 2012-24, Class S, IO
5.290%(c)	05/25/30	Aaa	292	31,779
Series 2012-36, Class SB, IO
6.240%(c)	04/25/42	Aaa	658	161,492
Series 2012-36, Class SN, IO
6.240%(c)	04/25/42	Aaa	676	169,958
Series 2012-42, Class PS, IO
6.370%(c)	08/25/41	Aaa	331	53,770
Series 2012-44, Class CK
3.500%	05/25/42	Aaa	11	11,367
Series 2012-58, Class SM, IO
6.290%(c)	06/25/42	Aaa	930	213,017
Series G93-17, Class S, IO
8.781%(c)	04/25/23	Aaa	517	131,673
Fannie Mae REMICS Trust,
Series 2003-W10, Class 3A5
4.299%	06/25/43	Aaa	2,306	2,556,364
Series 2004-W12, Class 1A2
6.500%	07/25/44	Aaa	1,629	1,940,395
Fannie Mae Whole Loan,
Series 1999-W4, Class A9
6.250%	02/25/29	Aaa	712	809,835
Series 2001-W3, Class A
7.000%(c)	09/25/41	Aaa	765	905,669
Series 2002-W6, Class 2A1
6.595%(c)	06/25/42	Aaa	402	456,014
Series 2003-W2, Class 2A9
5.900%	07/25/42	Aaa	259	303,059
Series 2003-W3, Class 2A5
5.356%	06/25/42	Aaa	643	723,300
Series 2003-W6, Class 1A41
5.398%	10/25/42	Aaa	2,205	2,415,361
Series 2003-W6, Class 3A
6.500%	09/25/42	Aaa	528	616,623
Series 2003-W12, Class 2A7
4.680%	06/25/43	Aaa	595	655,211
Series 2004-W2, Class 2A2
7.000%	02/25/44	Aaa	620	731,128
Series 2004-W2, Class 5A
7.500%	03/25/44	Aaa	715	876,201
Series 2004-W6, Class 3A4
6.500%	07/25/34	Aaa	1,151	1,270,688
Series 2004-W8, Class 2A

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
6.500%	06/25/44	Aaa	$703	$814,455
Series 2004-W11, Class 1A1
6.000%	05/25/44	Aaa	2,562	3,138,148
Series 2005-W1, Class 1A2
6.500%	10/25/44	Aaa	518	611,249
Series 2005-W4, Class 1A1
6.000%	08/25/35	Aaa	477	532,538
Series 2007-W7, Class 2A2, IO
6.320%(c)	07/25/37	Aaa	126	28,981
Series 2007-W10, Class 2A
6.240%(c)	08/25/47	Aaa	739	860,602
Series 2009-W1, Class A2
6.000%	12/25/49	Aaa	1,335	1,528,122
Fannie Mae-Aces,
Series 2011-M2, Class A2
3.645%	07/25/21	Aaa	1,239	1,376,773
Series 2011-M4, Class A2
3.726%	06/25/21	Aaa	1,430	1,606,428
Series 2012-M8, Class ASQ3
1.801%	12/25/19	Aaa	1,515	1,554,557
Series 2012-MB, Class ASQ2
1.520%	12/25/19	Aaa	1,328	1,359,165
FHLMC Structured Pass-Through Securities,
Series T-58, Class 3A
7.000%	09/25/43	Aaa	1,013	1,200,566
FHLMC-GNMA,
Series 24, Class ZE
6.250%	11/25/23	Aaa	682	767,177
First Horizon Asset Securities, Inc.,
Series 2003-7, Class 2A1
4.500%	09/25/18	A1	98	100,629
Series 2003-AR3, Class 3A1
2.565%(c)	09/25/33	AAA(d)	982	980,263
Series 2005-6, Class 1A1
5.500%	11/25/35	BB+(d)	37	37,444
Freddie Mac REMICS,
Series 1049, Class S
38.306%(c)	02/15/21	Aaa	18	37,010
Series 1621, Class J
6.400%	11/15/23	Aaa	211	237,948
Series 1630, Class PK
6.000%	11/15/23	Aaa	578	646,884
Series 1675, Class KZ
6.500%	02/15/24	Aaa	529	595,500
Series 1680, Class PK
6.500%	02/15/24	Aaa	621	693,066
Series 1695, Class EB
7.000%	03/15/24	Aaa	699	803,293
Series 1980, Class Z
7.000%	07/15/27	Aaa	756	876,343
Series 2353, Class KZ
6.500%	09/15/31	Aaa	917	1,054,588
Series 2378, Class PE
5.500%	11/15/16	Aaa	323	342,912
Series 2515, Class GP
5.500%	03/15/32	Aaa	107	108,373
Series 2535, Class AW
5.500%	12/15/32	Aaa	538	598,323

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2557, Class HL
5.300%	01/15/33	Aaa	$2,460	$2,701,703
Series 2561, Class UE
5.500%	06/15/22	Aaa	81	81,952
Series 2595, Class DC
5.000%	04/15/23	Aaa	1,295	1,468,386
Series 2595, Class GC
5.500%	04/15/23	Aaa	689	761,664
Series 2600, Class MD
5.500%	06/15/32	Aaa	252	260,089
Series 2611, Class TM
10.000%(c)	05/15/33	Aaa	151	178,095
Series 2626, Class JC
5.000%	06/15/23	Aaa	1,605	1,837,918
Series 2628, Class AB
4.500%	06/15/18	Aaa	314	330,890
Series 2630, Class FL
0.709%(c)	06/15/18	Aaa	351	353,827
Series 2643, Class SA
44.141%(c)	03/15/32	Aaa	93	218,892
Series 2649, Class VB
5.500%	10/15/22	Aaa	700	721,735
Series 2661, Class FG
0.659%(c)	03/15/17	Aaa	165	165,113
Series 2663, Class JA
5.000%	08/15/18	Aaa	13	12,988
Series 2677, Class ME
5.000%	03/15/32	Aaa	52	52,425
Series 2684, Class PO, PO
1.885%(s)	01/15/33	Aaa	598	587,051
Series 2691, Class VU
5.500%	08/15/23	Aaa	1,000	1,073,738
Series 2694, Class QH
4.500%	03/15/32	Aaa	133	136,550
Series 2707, Class KJ
5.000%	11/15/18	Aaa	180	187,806
Series 2764, Class UG
5.000%	03/15/34	Aaa	1,360	1,557,424
Series 2793, Class PD
5.000%	12/15/32	Aaa	900	938,079
Series 2832, Class PE
5.500%	01/15/33	Aaa	393	403,418
Series 2862, Class GB
5.000%	09/15/24	Aaa	754	819,404
Series 2864, Class NB
5.500%	07/15/33	Aaa	1,235	1,376,140
Series 2885, Class LZ
6.000%	11/15/34	Aaa	1,006	1,253,952
Series 2893, Class PE
5.000%	11/15/34	Aaa	915	1,026,139
Series 2901, Class VU
5.000%	06/15/18	Aaa	1,070	1,143,146
Series 2906, Class SW, IO
6.491%(c)	11/15/34	Aaa	114	6,582
Series 2922, Class SU
13.882%(c)	02/15/35	Aaa	178	238,675
Series 2980, Class QA
6.000%	05/15/35	Aaa	1,257	1,414,470

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2990, Class SR, IO
6.441%(c)	03/15/35	Aaa	$2,464	$396,125
Series 3005, Class ED
5.000%	07/15/25	Aaa	1,160	1,292,634
Series 3017, Class OC, PO
2.924%(s)	08/15/25	Aaa	577	532,261
Series 3045, Class DI, IO
6.521%(c)	10/15/35	Aaa	759	161,637
Series 3063, Class YD
5.500%	05/15/32	Aaa	171	171,704
Series 3080, Class VB
5.000%	06/15/25	Aaa	1,000	1,068,024
Series 3126, Class AO, PO
1.926%(s)	03/15/36	Aaa	716	677,330
Series 3155, Class PS, IO
6.941%(c)	05/15/36	Aaa	292	43,239
Series 3171, Class OJ, PO
1.245%(s)	06/15/36	Aaa	25	23,768
Series 3171, Class ST, IO
6.276%(c)	06/15/36	Aaa	347	59,472
Series 3201, Class IN, IO
6.041%(c)	08/15/36	Aaa	3,384	443,427
Series 3218, Class AS, IO
6.371%(c)	09/15/36	Aaa	91	17,742
Series 3218, Class HS, IO
6.991%(c)	09/15/26	Aaa	1,448	221,874
Series 3219, Class OD
6.000%	06/15/33	Aaa	563	573,421
Series 3236, Class IS, IO
6.441%(c)	11/15/36	Aaa	129	23,992
Series 3237, Class BO, PO
0.642%(s)	11/15/36	Aaa	861	819,033
Series 3240, Class S, IO
6.411%(c)	11/15/36	Aaa	291	56,503
Series 3244, Class SB, IO
6.451%(c)	11/15/36	Aaa	88	18,057
Series 3279, Class SD, IO
6.221%(c)	02/15/37	Aaa	29	4,082
Series 3303, Class SD, IO
5.881%(c)	04/15/37	Aaa	241	34,239
Series 3306, Class TB
2.959%(c)	04/15/37	Aaa	101	103,223
Series 3306, Class TC
2.419%(c)	04/15/37	Aaa	89	88,928
Series 3370, Class SH, IO
6.241%(c)	10/15/37	Aaa	40	7,700
Series 3383, Class KB
5.500%	11/15/27	Aaa	1,140	1,371,279
Series 3385, Class SN, IO
5.791%(c)	11/15/37	Aaa	773	84,198
Series 3387, Class SB, IO
6.211%(c)	11/15/37	Aaa	241	44,287
Series 3405, Class PE
5.000%	01/15/38	Aaa	975	1,101,354
Series 3564, Class JA
4.000%	01/15/18	Aaa	353	370,735
Series 3593, Class SL, IO
6.191%(c)	11/15/24	Aaa	1,473	182,975

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3605, Class NC
5.500%	06/15/37	Aaa	$955	$1,148,143
Series 3609, Class SA, IO
6.131%(c)	12/15/39	Aaa	2,170	523,975
Series 3628, Class A
5.000%	06/15/38	Aaa	380	392,582
Series 3648, Class CY
4.500%	03/15/30	Aaa	1,400	1,567,042
Series 3656, Class LV
5.000%	05/15/21	Aaa	1,428	1,550,637
Series 3662, Class PJ
5.000%	04/15/40	Aaa	1,390	1,568,707
Series 3673, Class SA, IO
6.211%(c)	05/15/40	Aaa	98	13,728
Series 3677, Class PB
4.500%	05/15/40	Aaa	2,045	2,309,987
Series 3688, Class GT
7.167%(c)	11/15/46	Aaa	562	689,026
Series 3692, Class PS, IO
6.391%(c)	05/15/38	Aaa	217	23,252
Series 3737, Class LI, IO
4.500%	05/15/24	Aaa	445	36,465
Series 3739, Class MC
4.000%	11/15/38	Aaa	1,270	1,384,786
Series 3740, Class SB, IO
5.791%(c)	10/15/40	Aaa	1,142	236,255
Series 3747, Class HI, IO
4.500%	07/15/37	Aaa	1,179	96,370
Series 3751, Class MI, IO
4.000%	02/15/34	Aaa	350	8,142
Series 3754, Class NS, IO
6.441%(c)	11/15/34	Aaa	859	54,324
Series 3762, Class CS, IO
6.491%(c)	04/15/35	Aaa	78	8,070
Series 3762, Class JS, IO
6.491%(c)	04/15/35	Aaa	204	14,281
Series 3784, Class S, IO
6.391%(c)	07/15/23	Aaa	2,438	298,453
Series 3803, Class DS, IO
6.391%(c)	11/15/35	Aaa	568	45,847
Series 3819, Class SH, IO
6.261%(c)	06/15/40	Aaa	345	60,075
Series 3845, Class KP
4.000%	04/15/38	Aaa	580	588,483
Series 3852, Class QN
5.500%(c)	05/15/41	Aaa	591	637,972
Series 3852, Class TP
5.500%(c)	05/15/41	Aaa	878	959,849
Series 3855, Class HI, IO
4.000%	02/15/26	Aaa	2,840	202,554
Series 3859, Class JB
5.000%	05/15/41	Aaa	1,350	1,528,303
Series 3877, Class EL
4.000%	08/15/38	Aaa	364	370,958
Series 3877, Class EM
4.000%	08/15/38	Aaa	147	149,603
Series 3884, Class AD
4.000%	08/15/38	Aaa	656	669,347

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 3973, Class SG, IO
6.441%(c)	04/15/30	Aaa	$432	$51,165
Series 3976, Class AI, IO
3.500%	08/15/29	Aaa	126	10,951
Series 3984, Class NS, IO
6.391%(c)	01/15/40	Aaa	309	62,897
Series 4001, Class SD, IO
6.991%(c)	02/15/36	Aaa	191	46,251
Series 4002, Class DI, IO
3.500%	03/15/30	Aaa	263	20,105
Series 4010, Class JS, IO
6.391%(c)	03/15/32	Aaa	142	28,307
Series 4019, Class SC, IO
6.244%	03/15/42	Aaa	935	245,004
Series 4030, Class IL, IO
3.500%	04/15/27	Aaa	7,876	969,883
Series 4047, Class SC, IO
6.491%(c)	04/15/31	Aaa	519	88,109
Series 4055, Class BI, IO
3.500%	05/15/31	Aaa	504	45,798
Series 4057, Class SA, IO
5.841%(c)	04/15/39	Aaa	700	151,762
Series 4061, Class HS, IO
6.491%(c)	08/15/31	Aaa	313	69,520
Series 4066, Class BI, IO
3.500%	01/15/32	Aaa	343	41,087
Series 4070, Class S, IO
5.891%(c)	06/15/32	Aaa	951	187,327
Series 4077, Class SM, IO
6.491%(c)	08/15/40	Aaa	187	46,215
Series 4086, Class TS, IO
5.891%(c)	04/15/37	Aaa	509	116,494
Series 4097, Class SL, IO
5.941%(c)	06/15/41	Aaa	489	105,046
Series 4119, Class SC, IO
5.944%	10/15/42	Aaa	493	131,335
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	Aaa	1,735	1,866,152
GMAC Mortgage Corp. Loan Trust,
Series 2003-J10, Class A1
4.750%	01/25/19	A+(d)	398	411,100
Government National Mortgage Assoc.,
Series KL-HF1, Class BA
1.650%	02/20/63	Aaa	1,585	1,580,047
Series 1998-12, Class Z
6.500%	05/20/28	Aaa	441	498,736
Series 2002-41, Class HS, IO
6.791%(c)	06/16/32	Aaa	1,150	247,988
Series 2002-84, Class PH
6.000%	11/16/32	Aaa	1,665	1,962,356
Series 2003-25, Class PZ
5.500%	04/20/33	Aaa	1,020	1,182,887
Series 2003-28, Class TG
5.500%	05/20/32	Aaa	106	108,446
Series 2003-58, Class PC
5.000%	07/20/33	Aaa	1,666	1,973,069
Series 2003-86, Class ZC

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
4.500%	10/20/33	Aaa	$906	$991,880
Series 2004-19, Class KE
5.000%	03/16/34	Aaa	1,460	1,729,690
Series 2004-28, Class ST, IO
1.080%(c)	04/20/34	Aaa	13,123	235,951
Series 2004-30, Class UC
5.500%	02/20/34	Aaa	1,410	1,558,181
Series 2004-86, Class SP, IO
5.889%(c)	09/20/34	Aaa	2,275	350,527
Series 2004-88, Class ES, IO
5.891%(c)	06/17/34	Aaa	2,310	373,807
Series 2005-7, Class NL, IO
6.541%(c)	03/17/33	Aaa	28	4,242
Series 2005-30, Class WD
6.000%	07/20/33	Aaa	800	907,495
Series 2006-23, Class S, IO
6.289%(c)	01/20/36	Aaa	2,244	260,250
Series 2006-26, Class S, IO
6.289%(c)	06/20/36	Aaa	1,725	266,822
Series 2006-38, Class SG, IO
6.439%(c)	09/20/33	Aaa	2,707	190,104
Series 2007-16, Class KU, IO
6.439%(c)	04/20/37	Aaa	2,085	338,700
Series 2007-24, Class SA, IO
6.299%(c)	05/20/37	Aaa	4,205	694,832
Series 2007-35, Class TE
6.000%	06/20/37	Aaa	1,660	2,021,407
Series 2007-53, Class GB
5.500%	10/20/33	Aaa	244	251,421
Series 2007-58, Class SD, IO
6.279%(c)	10/20/37	Aaa	2,519	464,448
Series 2007-59, Class SP, IO
6.459%(c)	04/20/37	Aaa	2,106	280,789
Series 2008-36, Class AY
5.000%	04/16/23	Aaa	530	615,312
Series 2008-47, Class ML
5.250%	06/16/38	Aaa	760	887,371
Series 2008-54, Class NI, IO
6.041%(c)	06/16/38	Aaa	175	28,497
Series 2008-62, Class SA, IO
5.939%(c)	07/20/38	Aaa	1,126	173,387
Series 2008-73, Class SK, IO
6.529%(c)	08/20/38	Aaa	2,413	400,161
Series 2008-79, Class SA, IO
7.339%(c)	09/20/38	Aaa	1,371	213,644
Series 2009-6, Class CI, IO
6.500%	11/16/38	Aaa	699	109,938
Series 2009-16, Class SJ, IO
6.589%(c)	05/20/37	Aaa	2,657	483,070
Series 2009-36, Class IE, IO
1.000%(c)	09/20/38	Aaa	6,845	188,518
Series 2009-41, Class GS, IO
5.841%(c)	06/16/39	Aaa	131	15,668
Series 2009-65, Class LB
6.000%	07/16/39	Aaa	632	710,466
Series 2009-77, Class CS, IO
6.791%(c)	06/16/38	Aaa	3,514	483,217
Series 2009-81, Class A

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
5.750%	09/20/36	Aaa	$667	$751,578
Series 2009-83, Class TS, IO
5.889%(c)	08/20/39	Aaa	1,337	169,043
Series 2009-106, Class ST, IO
5.789%(c)	02/20/38	Aaa	2,136	311,724
Series 2009-106, Class XL, IO
6.539%(c)	06/20/37	Aaa	2,208	349,098
Series 2009-118, Class XU
5.000%	12/20/20	Aaa	814	944,851
Series 2009-127, Class IA, IO
3.050%(c)	09/20/38	Aaa	11,286	139,192
Series 2010-4, Class SB, IO
6.291%(c)	08/16/39	Aaa	3,194	425,939
Series 2010-14, Class AO, PO
1.592%(s)	12/20/32	Aaa	256	245,381
Series 2010-14, Class DO, PO
2.303%(s)	03/20/36	Aaa	365	356,118
Series 2010-14, Class EO, PO
2.379%(s)	06/16/33	Aaa	62	60,870
Series 2010-14, Class QP
6.000%	12/20/39	Aaa	414	454,809
Series 2010-31, Class SK, IO
5.889%(c)	11/20/34	Aaa	1,122	176,734
Series 2010-85, Class ID, IO
6.000%	09/20/39	Aaa	1,937	278,966
Series 2010-157, Class OP, PO
1.718%(s)	12/20/40	Aaa	1,258	1,168,018
Series 2011-75, Class GP
4.000%	05/20/41	Aaa	1,848	2,058,044
Series 2012-93, Class MS, IO
6.439%(c)	07/20/42	Aaa	151	38,893
Greenpoint Mortgage Funding Trust,
Series 2005-AR4, Class 4A1A
0.520%(c)	10/25/45	Caa3	547	353,741
GSR Mortgage Loan Trust,
Series 2003-7F, Class 1A4
5.250%	06/25/33	AA+(d)	581	579,186
Series 2004-6F, Class 2A4
5.500%	05/25/34	A+(d)	603	634,353
Series 2004-11, Class 1A1
2.944%(c)	09/25/34	Ba3	220	201,425
Series 2006-3F, Class 2A7
5.750%	03/25/36	CC(d)	298	290,959
JPMorgan Alternative Loan Trust,
Series 2006-A4, Class A1
5.950%(c)	09/25/36	Caa1	11	11,170
JPMorgan Mortgage Trust,
Series 2004-S1, Class 3A1
5.500%	09/25/34	Ba2	552	573,481
Series 2005-S2, Class 1A1
4.500%	08/25/20	A+(d)	63	63,225
Series 2005-S2, Class 4A3
5.500%	09/25/20	CC(d)	218	231,838
Series 2006-A2, Class 5A1
2.908%(c)	11/25/33	A2	171	175,186
Series 2006-A2, Class 5A3
2.908%(c)	11/25/33	Ba3	650	658,383
Series 2007-A1, Class 5A5

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
3.031%(c)	07/25/35	Ba3	$316	$324,476
JPMorgan Reremic,
Series 2010-4, Class 7A1, 144A
1.865%(c)	08/26/35	AAA(d)	356	352,216
Lehman Mortgage Trust,
Series 2006-4, Class 3A1
5.000%	08/25/21	D(d)	83	80,884
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
2.755%(c)	08/25/34	Baa3	481	479,349
Series 2004-13, Class 3A7
2.630%(c)	11/21/34	A2	560	579,571
MASTR Alternative Loans Trust,
Series 2003-8, Class 5A1
5.000%	11/25/18	A+(d)	285	301,861
Series 2003-9, Class 5A1
4.500%	12/25/18	AAA(d)	581	598,624
Series 2004-1, Class 4A1
5.500%	02/25/34	A+(d)	227	236,623
Series 2004-3, Class 2A1
6.250%	04/25/34	A2	556	567,452
Series 2005-5, Class 3A1
5.750%	08/25/35	Caa3	154	140,723
MASTR Asset Securitization Trust,
Series 2004-6, Class 3A1
5.250%	07/25/19	AAA(d)	458	471,178
Series 2004-6, Class 4A1
5.000%	07/25/19	AAA(d)	459	477,985
Series 2004-P7, Class A6, 144A
5.500%	12/27/33	Baa3	489	515,649
MLCC Mortgage Investors, Inc.,
Series 2004-HB1, Class A3
2.476%(c)	04/25/29	Ba3	314	306,342
Morgan Stanley Dean Witter Capital I,
Series 2003-HYB1, Class A3
1.368%(c)	03/25/33	Ba3	680	668,987
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A6
2.771%(c)	09/25/34	Ba1	464	466,978
Morgan Stanley Reremic Trust,
Series 2012-IO, Class AXA
1.000%	01/01/42	NR	1,155	1,136,953
PHH Mortgage Capital LLC,
Series 2008-CIM2, Class 5A1
6.000%	07/25/38	A3	617	663,347
Prime Mortgage Trust,
Series 2004-2, Class A2
4.750%	11/25/19	A1	225	234,276
Series 2004-CL1, Class 1A1
6.000%	02/25/34	AA+(d)	605	665,149
RAAC,
Series 2005-SP1, Class 2A1
5.250%	09/25/34	Baa3	697	714,376
Residential Accredit Loans, Inc.,
Series 2003-QS16, Class A1
5.000%	08/25/18	Ba3	178	182,703
Series 2003-QS20, Class A1
5.000%	11/25/18	Ba1	114	117,439

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-QS3, Class CB
5.000%	03/25/19	Baa3	$450	$470,098
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
2.731%(c)	12/25/34	Ba1	347	341,164
Residential Funding Mortgage Securities I,
Series 2003-S4, Class A4
5.750%	03/25/33	AA+(d)	368	372,653
Series 2006-S9, Class A1
6.250%	09/25/36	Caa2	205	184,014
Series 2006-S12, Class 2A2
6.000%	12/25/36	Caa1	239	248,634
Sequoia Mortgage Trust,
Series 2004-8, Class A2
1.088%(c)	09/20/34	Ba1	584	582,672
Springleaf Mortgage Loan Trust,
Series 2012-1A, Class B1, 144A
6.000%(c)	09/25/57	BBB(d)	350	343,978
Series 2012-2A, Class A, 144A
2.220%(c)	10/25/57	AAA(d)	774	777,958
Series 2012-3A, Class A, 144A
1.570%(c)	12/25/59	AAA(d)	345	347,023
Series 2012-3A, Class M3, 144A
4.440%(c)	12/25/59	A-(d)	101	101,505
Series 2012-3A, Class M4, 144A
5.300%(c)	12/25/59	BBB(d)	79	79,247
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-6, Class 5A4
4.890%(c)	06/25/34	Ba1	350	352,105
Series 2004-9XS, Class A
0.580%(c)	07/25/34	Ba1	2,193	1,981,411
Structured Asset Securities Corp.,
Series 2003-22A, Class 3A
2.752%(c)	06/25/33	Baa1	191	192,026
Series 2003-26A, Class 3A5
2.807%(c)	09/25/33	Ba2	886	874,199
Series 2003-29, Class 1A1
4.750%	09/25/18	AA+(d)	343	352,441
Series 2004-7, Class 2A1
5.442%(c)	05/25/24	Ba2	409	425,147
Thornburg Mortgage Securities Trust,
Series 2004-3, Class A
0.950%(c)	09/25/44	Baa3	1,003	984,060
Vendee Mortgage Trust,
Series 1996-2, Class 1Z
6.750%	06/15/26	NR	437	515,098
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-S1, Class A5
5.500%	04/25/33	AA+(d)	582	612,337
Series 2003-AR4, Class A7
2.375%(c)	05/25/33	A1	409	419,247
Series 2004-S3, Class 3A2
6.000%	07/25/34	A3	499	519,357
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-F, Class A1
4.855%(c)	06/25/33	Baa3	309	314,659
Series 2004-7, Class 2A2
5.000%	07/25/19	AA+(d)	125	129,433

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2004-B, Class A1
4.967%(c)	02/25/34	Ba1	$143	$146,658
Series 2004-EE, Class 2A2
2.625%(c)	12/25/34	Baa2	725	746,495
Series 2004-O, Class A1
4.931%(c)	08/25/34	Ba3	584	607,995
Series 2005-16, Class A8
5.750%	01/25/36	Baa3	83	89,369
Series 2005-16, Class A16
5.750%	01/25/36	B1	107	108,680
Series 2005-AR9, Class 3A1
2.680%(c)	06/25/34	B1	527	532,605
Series 2005-AR13, Class A1
5.233%(c)	05/25/35	Baa1	68	68,594
Series 2006-3, Class A9
5.500%	03/25/36	B2	341	343,871
Series 2006-11, Class A8
6.000%	09/25/36	Caa2	210	208,509
Series 2006-17, Class A1
5.500%	11/25/21	B2	137	137,543
Series 2007-3, Class 3A1
5.500%	04/25/22	Ba3	46	47,330
Series 2007-8, Class 2A8
6.000%	07/25/37	B3	413	414,627
Series 2007-11, Class A85
6.000%	08/25/37	Caa1	498	502,288
Series 2007-11, Class A96
6.000%	08/25/37	B3	59	59,888

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $221,441,706)				231,057,229

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
Fannie Mae Principal Strip
3.324%(s)	05/15/30	1,750	987,033
Federal Home Loan Mortgage Corp.
2.315%(c)	10/01/36	213	226,275
4.000%	01/01/32	1,055	1,149,222
5.000%	11/01/23	1,272	1,368,156
5.500%	12/01/24-06/01/35	5,172	5,574,425
6.000%	12/01/23-12/01/36	3,463	3,791,131
6.500%	10/01/22-05/01/37	3,327	3,714,472
7.000%	09/01/36	814	937,710
8.000%	02/01/38	342	425,051
Federal National Mortgage Assoc.
0.825%(s)	07/05/14	2,800	2,765,361
0.953%(s)	06/01/17	1,675	1,606,094
1.400%	07/01/17	1,460	1,492,052
2.140%	04/01/19	1,700	1,779,721
2.330%	01/01/23	1,960	1,967,350
2.340%	12/01/22	2,350	2,388,076
2.370%	12/01/22	1,605	1,629,637
2.390%	12/01/22	2,130	2,174,881
2.490%	10/01/17	975	1,036,452
2.710%	10/01/22	2,282	2,420,111
2.750%	03/01/22	1,324	1,379,681

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.000%	TBA	$1,544	$1,617,823
3.030%	12/01/21	1,804	1,933,906
3.380%	01/01/18	1,430	1,575,631
3.416%	10/01/20	1,216	1,342,457
3.500%	07/01/32	2,563	2,772,214
3.590%	10/01/20	1,400	1,555,503
3.739%	06/01/18	1,724	1,942,568
3.810%	01/01/19	1,323	1,470,950
4.340%	04/01/20	1,868	2,159,282
4.506%	06/01/19	2,530	2,929,823
5.000%	12/01/19-02/01/35	5,571	6,054,561
5.500%	01/01/19-09/01/38	4,589	4,996,334
6.000%	09/01/19-08/01/37	8,033	8,827,606
6.267%(c)	09/01/37	427	468,185
6.500%	09/01/22-10/01/38	3,498	3,947,973
7.000%	05/01/17-04/01/37	535	605,300
8.000%	12/01/36	1,995	2,332,270
Financing Corp. FICO Strip, PO
1.613%(s)	04/05/19	1,500	1,356,449
Government National Mortgage Assoc.
6.000%	09/20/36-03/20/41	2,869	3,163,082
6.500%	10/15/23-12/20/40	4,966	5,676,016
7.000%	10/20/38-12/20/38	998	1,153,160
7.500%	01/20/35	429	520,201
8.000%	05/20/32	1,162	1,355,918
Residual Funding Corp., PO
1.644%(s)	07/15/20	2,400	2,121,314
Tennessee Valley Authority
4.875%	01/15/48	885	1,107,797
5.880%	04/01/36	3,430	4,765,721

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $103,579,545)			106,564,935

U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Bonds
3.125%	05/15/21(k)	90	102,059
4.500%	11/15/15-02/15/36	6,100	7,038,328
8.125%	05/15/21	5,000	7,673,440
U.S. Treasury Notes
0.625%	02/28/13-12/31/17	14,550	14,531,304
0.875%	07/31/19	3,350	3,308,648
1.000%	06/30/19	10,000	9,970,310
1.625%	08/15/22	8,700	8,642,910
1.750%	10/31/18	8,000	8,390,000
2.750%	08/15/42-11/15/42	1,423	1,372,011
2.875%	01/31/13(k)	23,750	23,801,965
3.000%	05/15/42	105	106,969
3.500%	05/15/20	5,000	5,805,080
4.250%	11/15/17	5,000	5,854,690
8.750%	08/15/20	7,500	11,610,937
8.875%	02/15/19	2,700	3,980,391
11.250%	02/15/15	13,055	16,073,969
U.S. Treasury Strip Coupon
0.295%(s)	02/15/15(a)	3,000	2,981,259
0.497%(s)	08/15/16(a)	15,000	14,732,715
0.701%(s)	08/15/17(a)	5,000	4,840,750
0.745%(s)	11/15/17(a)	5,000	4,821,970
0.802%(s)	02/15/18(a)	5,000	4,799,030

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
0.907%(s)	08/15/18(a)	$8,500	$8,078,128
1.131%(s)	08/15/19(a)	10,390	9,641,962
1.253%(s)	02/15/20(a)	10,200	9,331,439
1.315%(s)	05/15/20(a)	10,099	9,168,488
1.363%(s)	08/15/20(a)	6,500	5,860,445
1.405%(s)	11/15/20(a)	3,270	2,928,625
1.490%(s)	02/15/21(a)	8,730	7,738,071
2.502%(s)	11/15/26	1,800	1,274,798
2.611%(s)	11/15/27	3,000	2,039,568
2.686%(s)	11/15/28	3,000	1,964,118
2.746%(s)	11/15/29(a)	3,000	1,893,390
2.754%(s)	02/15/30	4,000	2,504,192

TOTAL U.S. TREASURY OBLIGATIONS (cost $214,510,245)			222,861,959

TOTAL LONG-TERM INVESTMENTS (cost $2,298,600,117)			2,466,582,667

SHORT-TERM INVESTMENTS — 16.9%
AFFILIATED MONEY MARKET MUTUAL FUND — 16.9%		Shares
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $459,431,198; includes $182,781,247 of cash collateral for securities on loan)(b)(w)(Note 4)		459,431,198	459,431,198

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n)
U.S. Treasury Bills
0.046%	03/21/13(k)	$15	14,999
0.050%	03/21/13(k)	40	39,997
0.085%	06/13/13(k)	10	9,995
0.096%	01/17/13(k)	10	10,000
0.105%	01/17/13(k)	300	299,994
0.120%	05/30/13(k)	170	169,929
0.122%	01/17/13(k)	40	39,999
0.138%	01/17/13(k)	15	15,000

TOTAL U.S. TREASURY OBLIGATIONS (cost $599,849)			599,913

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 2.09% and receive a floating rate based on 3-month LIBOR, expiring 01/07/13	Credit Suisse First Boston	$10	$—
Put Options
10 Year U.S. Treasury Note Futures,
expiring 02/15/13, Strike Price $132.00		6	3,469
expiring 02/15/13, Strike Price $132.50		25	12,500

			15,969

TOTAL OPTIONS PURCHASED (cost $16,055)			15,969

TOTAL SHORT-TERM INVESTMENTS (cost 460,047,102)			460,047,080

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 107.2% (cost $2,758,647,219)			2,926,629,747

SECURITIES SOLD SHORT — (5.0)%
COMMON STOCKS — (4.9)%		Shares
Advertising — (0.1)%
Interpublic Group of Cos., Inc. (The)		21,261	(234,296)
Omnicom Group, Inc.		35,066	(1,751,897)

			(1,986,193)

Aerospace & Defense — (0.1)%
Boeing Co. (The)		9,849	(742,221)
Lockheed Martin Corp.		17,299	(1,596,525)
Raytheon Co.		14,209	(817,870)

			(3,156,616)

Agriculture — (0.1)%
Altria Group, Inc.		59,205	(1,860,221)
Lorillard, Inc.		1,957	(228,323)

			(2,088,544)

Auto Parts & Equipment
Autoliv, Inc.		3,212	(216,457)

Automobile Manufacturers — (0.1)%
Ford Motor Co.		79,822	(1,033,695)
PACCAR, Inc.		5,220	(235,996)

			(1,269,691)

Banks — (0.1)%
Bank of Hawaii Corp.		16,785	(739,379)
Bank of New York Mellon Corp. (The)		8,960	(230,272)
Cullen/Frost Bankers, Inc.		14,750	(800,483)
Northern Trust Corp.		8,944	(448,631)
Prosperity Bancshares, Inc.		5,700	(239,400)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Banks (continued)
Trustmark Corp.	10,500	$(235,830)
US Bancorp	12,490	(398,931)

		(3,092,926)

Beverages
Brown-Forman Corp. (Class B Stock)	8,681	(549,073)
Coca-Cola Co. (The)	9,220	(334,225)

		(883,298)

Biotechnology
Amgen, Inc.	9,406	(811,926)
United Therapeutics Corp.*	2,864	(152,995)

		(964,921)

Chemicals — (0.2)%
Cabot Corp.	8,126	(323,334)
Celanese Corp.	3,238	(144,188)
Ecolab, Inc.	7,141	(513,438)
OM Group, Inc.*	4,508	(100,078)
Praxair, Inc.	17,119	(1,873,675)
Sherwin-Williams Co. (The)	1,459	(224,423)
Sigma-Aldrich Corp.	3,358	(247,082)
Valspar Corp. (The)	13,308	(830,419)

		(4,256,637)

Coal
CONSOL Energy, Inc.	15,219	(488,530)

Commercial Banks — (0.1)%
BB&T Corp.	8,325	(242,341)
Commerce Bancshares, Inc.	15,940	(558,856)
First Horizon National Corp.	12,700	(125,857)
M&T Bank Corp.	1,200	(118,164)
UMB Financial Corp.	16,942	(742,737)

		(1,787,955)

Commercial Services
Automatic Data Processing, Inc.	3,781	(215,555)
Paychex, Inc.	6,760	(210,506)
SAIC, Inc.	25,546	(289,181)

		(715,242)

Computers — (0.1)%
Dell, Inc.	17,724	(179,544)
EMC Corp.*	8,999	(227,675)
International Business Machines Corp.	11,266	(2,158,002)
Seagate Technology PLC (Ireland)	8,306	(253,167)
Western Digital Corp.	4,908	(208,541)

		(3,026,929)

Cosmetics/Personal Care
Estee Lauder Cos., Inc. (The) (Class A Stock)	12,356	(739,630)

Distribution/Wholesale
Fastenal Co.	16,633	(776,595)

Diversified Financial Services — (0.1)%
BlackRock, Inc.	1,670	(345,206)
Federated Investors, Inc. (Class B Stock)	8,728	(176,567)
Franklin Resources, Inc.	6,440	(809,508)

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (continued)
T. Rowe Price Group, Inc.	10,393	$(676,896)

		(2,008,177)

Diversified Machinery — (0.1)%
Cummins, Inc.	2,475	(268,166)
Rockwell Automation, Inc.	15,510	(1,302,685)

		(1,570,851)

Diversified Manufacturing — (0.2)%
Danaher Corp.	13,435	(751,017)
Dover Corp.	20,353	(1,337,396)
Eaton Corp. PLC	6,944	(376,365)
General Electric Co.	63,610	(1,335,174)
Illinois Tool Works, Inc.	18,966	(1,153,322)
Textron, Inc.	16,482	(408,589)

		(5,361,863)

Electric — (0.3)%
Consolidated Edison, Inc.	34,926	(1,939,790)
Dominion Resources, Inc.	5,900	(305,620)
Duke Energy Corp.	19,679	(1,255,520)
Duke Energy Corp.	38,800	(2,475,440)
Edison International	2,525	(114,105)
Entergy Corp.	11,676	(744,345)
MDU Resources Group, Inc.	6,692	(142,138)
National Fuel Gas Co.	6,415	(325,176)
Southern Co. (The)	16,590	(710,218)
Wisconsin Energy Corp.	21,002	(773,924)

		(8,786,276)

Electronics — (0.1)%
Agilent Technologies, Inc.	5,493	(224,883)
Gentex Corp.	25,250	(475,205)
National Instruments Corp.	100,900	(2,604,229)

		(3,304,317)

Environmental Control
Clean Harbors, Inc.*	14,800	(814,148)

Financial–Bank & Trust
Valley National Bancorp	83,673	(778,159)

Food — (0.2)%
H.J. Heinz Co.	12,476	(719,616)
Hershey Co. (The)	30,933	(2,233,981)
Safeway, Inc.	10,200	(184,518)
Sysco Corp.	35,780	(1,132,795)
United Natural Foods, Inc.*	12,490	(669,339)

		(4,940,249)

Forest Products & Paper
International Paper Co.	5,140	(204,778)

Healthcare Products — (0.2)%
Becton, Dickinson & Co.	3,236	(253,023)
Edwards Lifesciences Corp.*	3,979	(358,786)
Hospira, Inc.*	14,945	(466,882)
Medtronic, Inc.	17,383	(713,051)
Varian Medical Systems, Inc.*	13,199	(927,098)
Zimmer Holdings, Inc.	20,634	(1,375,462)

		(4,094,302)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Services
Tenet Healthcare Corp.*	10,880	$(353,274)
WellPoint, Inc.	4,193	(255,438)

		(608,712)

Home Builders
Toll Brothers, Inc.*	12,410	(401,215)

Home Furnishings
Harman International Industries, Inc.	4,985	(222,530)

Household Products/Wares — (0.1)%
Church & Dwight Co., Inc.	19,020	(1,018,901)
Clorox Co. (The)	3,100	(226,982)
Kimberly-Clark Corp.	1,391	(117,442)

		(1,363,325)

Insurance — (0.3)%
Allstate Corp. (The)	14,650	(588,491)
American International Group, Inc.*	12,564	(443,509)
Aon PLC	19,978	(1,110,777)
Arch Capital Group Ltd. (Bermuda)*	8,715	(383,634)
Chubb Corp. (The)	18,537	(1,396,207)
Lincoln National Corp.	10,324	(267,392)
Progressive Corp. (The)	31,504	(664,734)
RenaissanceRe Holdings Ltd. (Bermuda)	2,975	(241,749)
Torchmark Corp.	18,175	(939,102)
Travelers Cos., Inc. (The)	9,744	(699,814)
W.R. Berkley Corp.	17,722	(668,828)

		(7,404,237)

Internet Software & Services — (0.2)%
Amazon.com, Inc.*	9,030	(2,267,794)
AOL, Inc.*	12,622	(373,737)
Google, Inc. (Class A Stock)*	1,540	(1,092,430)
NetFlix, Inc.*	5,590	(518,640)
Priceline.com, Inc.*	450	(279,540)

		(4,532,141)

Iron/Steel — (0.1)%
Cliffs Natural Resources, Inc.	25,746	(992,766)
Nucor Corp.	36,244	(1,565,016)
Vale SA (Brazil), ADR	6,226	(130,497)

		(2,688,279)

Lodging — (0.1)%
Choice Hotels International, Inc.	30,937	(1,040,102)
Hyatt Hotels Corp. (Class A Stock)*	21,923	(845,570)
Las Vegas Sands Corp.	11,060	(510,530)

		(2,396,202)

Machinery–Construction & Mining
Caterpillar, Inc.	8,196	(734,198)

Media — (0.2)%
Discovery Communications, Inc. (Class A Stock)*	5,218	(331,239)
Gannett Co., Inc.	31,650	(570,017)
News Corp. (Class B Stock)	44,748	(1,174,188)
Scripps Networks Interactive, Inc. (Class A Stock)	18,051	(1,045,514)
Walt Disney Co. (The)	19,501	(970,955)

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Washington Post Co. (The) (Class B Stock)	3,894	$(1,422,128)

		(5,514,041)

Metal Fabricate/Hardware
Tenaris SA (Luxembourg), ADR	7,934	(332,593)

Metals & Mining
Vulcan Materials Co.	3,143	(163,593)

Office Equipment
Xerox Corp.	28,510	(194,438)

Oil & Gas — (0.2)%
Diamond Offshore Drilling, Inc.	9,236	(627,679)
Encana Corp. (Canada)	22,021	(435,135)
Exxon Mobil Corp.	27,844	(2,409,898)
Tesoro Corp.	8,457	(372,531)
WPX Energy, Inc.*	15,100	(224,688)

		(4,069,931)

Oil & Gas Services
FMC Technologies, Inc.*	6,900	(295,527)
Schlumberger Ltd. (Netherlands)	4,000	(277,160)

		(572,687)

Pharmaceuticals — (0.4)%
Bristol-Myers Squibb Co.	93,245	(3,038,855)
Eli Lilly & Co.	47,004	(2,318,237)
Express Scripts Holding Co.*	6,073	(327,942)
Forest Laboratories, Inc.*	9,487	(335,081)
Johnson & Johnson	38,885	(2,725,839)
Mead Johnson Nutrition Co.	15,476	(1,019,713)
Medivation, Inc.*	2,251	(115,161)

		(9,880,828)

Pipelines
Spectra Energy Corp.	7,033	(192,564)
TransCanada Corp. (Canada)	9,073	(429,334)

		(621,898)

Real Estate Investment Trusts — (0.3)%
Brookfield Office Properties, Inc. (Canada)	28,400	(483,084)
Corporate Office Properties Trust	19,303	(482,189)
DCT Industrial Trust, Inc.	94,276	(611,851)
Douglas Emmett, Inc.	11,756	(273,915)
EastGroup Properties, Inc.	11,439	(615,533)
General Growth Properties, Inc.	13,700	(271,945)
Health Care REIT, Inc.	15,041	(921,863)
Mack-Cali Realty Corp.	18,990	(495,829)
Mid-America Apartment Communities, Inc.	11,023	(713,739)
Realty Income Corp.	18,260	(734,235)
Sr. Housing Properties Trust	33,619	(794,753)
Tanger Factory Outlet Centers	16,766	(573,397)
Vornado Realty Trust	12,246	(980,660)
Weingarten Realty Investors	40,552	(1,085,577)

		(9,038,570)

Retail — (0.4)%
Bed Bath & Beyond, Inc.*	4,098	(229,119)
CarMax, Inc.*	6,054	(227,267)
Costco Wholesale Corp.	5,320	(525,456)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail (continued)
McDonald’s Corp.	33,147	$(2,923,897)
O’Reilly Automotive, Inc.*	3,643	(325,757)
Starbucks Corp.	38,090	(2,042,386)
Tiffany & Co.	48,740	(2,794,752)
Walgreen Co.	5,116	(189,343)
Wal-Mart Stores, Inc.	23,776	(1,622,236)

		(10,880,213)

Retail & Merchandising
CVS Caremark Corp.	2,758	(133,349)
Target Corp.	1,220	(72,187)

		(205,536)

Savings & Loan
BankUnited, Inc.	5,100	(124,644)
New York Community Bancorp, Inc.	18,400	(241,040)

		(365,684)

Semiconductors — (0.2)%
Cypress Semiconductor Corp.*	27,074	(293,482)
Intel Corp.	62,377	(1,286,838)
Linear Technology Corp.	16,478	(565,195)
Microchip Technology, Inc.	30,932	(1,008,074)
NVIDIA Corp.	33,416	(410,683)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	100,559	(1,725,592)
Texas Instruments, Inc.	31,406	(971,702)

		(6,261,566)

Software — (0.1)%
Electronic Arts, Inc.*	62,899	(913,922)
Fiserv, Inc.*	1,671	(132,059)
Intuit, Inc.	3,837	(228,302)
Quality Systems, Inc.	899	(15,607)
Salesforce.com, Inc.*	914	(153,643)

		(1,443,533)

Telecommunications — (0.1)%
AT&T, Inc.	50,313	(1,696,051)
Crown Castle International Corp.*	5,531	(399,117)
JDS Uniphase Corp.*	10,428	(141,195)
Motorola Solutions, Inc.	6,249	(347,944)

		(2,584,307)

Toys/Games/Hobbies
Hasbro, Inc.	9,400	(337,460)
Mattel, Inc.	11,725	(429,370)

		(766,830)

Transportation — (0.1)%
FedEx Corp.	1,773	(162,620)
Heartland Express, Inc.	61,244	(800,459)
Knight Transportation, Inc.	33,261	(486,608)
United Parcel Service, Inc. (Class B Stock)	5,071	(373,885)
Werner Enterprises, Inc.	31,741	(687,827)

		(2,511,399)

TOTAL COMMON STOCKS (proceeds received $127,149,874)		(133,071,770)

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

SECURITIES SOLD SHORT (continued)
U.S. GOVERNMENT AGENCY OBLIGATIONS — (0.1)%
Federal National Mortgage Assoc.
4.000%	TBA	$3,088	$(3,309,950)
5.000%	TBA	319	(345,517)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $3,655,671)			(3,655,467)

TOTAL SECURITIES SOLD SHORT (proceeds received $130,805,545)			(136,727,237)

OPTIONS WRITTEN*		Notional Amount (000)#
Call Options
10 Year U.S. Treasury Note Futures, expiring 02/15/13,
Strike Price $136.50		3	(94)

Put Options
10 Year U.S. Treasury Note Futures, expiring 02/15/13,
Strike Price $131.00		6	(1,969)

TOTAL OPTIONS WRITTEN (premiums received $1,762)			(2,063)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 102.2% (cost $2,627,839,912)			2,789,900,447
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (2.2)%			(59,676,241)

NET ASSETS — 100.0%			$2,730,224,206

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
Chi-X	European Equity Exchange
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
DIP	Debtor-in-Possession
FHLMC	Federal Home Loan Mortgage Corporation
FICO	Financing Corporation
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NVDR	Non-Voting Depositary Receipt
PIK	Payment-in-Kind
PO	Principal Only

PRFC	Preference Shares
QMTF	Multilateral Trading Facility
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits
SGX	Singapore Exchange
TBA	To Be Announced
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
XNGS	NASDAQ Global Select Market
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $179,297,149; cash collateral of $182,781,247 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(i)	Represents issuer in default on interest payments and/ or principal repayment. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
38	90 Day Euro Dollar	Sep. 2014	$9,449,163	$9,452,500	$3,337
9	90 Day Euro Euribor	Sep. 2013	2,963,965	2,964,114	149
90	2 Year U.S. Treasury Notes	Mar. 2013	19,835,531	19,842,188	6,657
685	5 Year U.S. Treasury Notes	Mar. 2013	85,234,000	85,223,633	(10,367)
337	10 Year Australian Treasury Bonds	Mar. 2013	324,250,026	324,045,436	(204,590)
71	30 Year U.S. Treasury Bonds	Mar. 2013	10,596,680	10,472,500	(124,180)
341	Amsterdam Index	Jan. 2013	30,986,845	30,886,246	(100,599)
112	ASX SPI 200 Index	Mar. 2013	13,416,384	13,421,810	5,426
125	DAX Index	Mar. 2013	31,555,240	31,425,307	(129,933)
32	Euro-BTP	Mar. 2013	4,707,497	4,674,974	(32,523)
1,150	Euro STOXX 50	Mar. 2013	40,130,755	39,694,430	(436,325)
805	S&P 500 E-Mini	Mar. 2013	57,327,335	57,159,025	(168,310)
130	S&P/TSX 60 Index	Mar. 2013	18,332,754	18,594,953	262,199
414	TOPIX Index	Mar. 2013	37,518,878	41,168,235	3,649,357

					2,720,298

Short Positions:
13	30 Day Fed Fund	Jun. 2013	5,408,433	5,409,787	(1,354)
9	30 Day Fed Fund	Jul. 2013	3,743,299	3,745,237	(1,938)
16	90 Day Euro Dollar	Mar. 2013	3,960,350	3,988,000	(27,650)
16	90 Day Euro Dollar	Jun. 2013	3,963,225	3,987,000	(23,775)
6	90 Day Euro Dollar	Sep. 2013	1,489,188	1,494,825	(5,637)
7	90 Day Euro Dollar	Dec. 2013	1,738,788	1,743,438	(4,650)
4	90 Day Euro Dollar	Mar. 2014	995,800	995,950	(150)
38	90 Day Euro Dollar	Sep. 2015	9,420,238	9,426,375	(6,137)
19	2 Year U.S. Treasury Notes	Mar. 2013	4,187,719	4,188,906	(1,187)
29	5 Year U.S. Treasury Notes	Mar. 2013	3,614,633	3,608,008	6,625
19	10 Year Euro-Bund	Mar. 2013	3,644,601	3,652,534	(7,933)
19	10 Year Japanese Bonds	Mar. 2013	31,668,494	31,504,011	164,483
851	10 Year U.S. Treasury Notes	Mar. 2013	113,301,867	112,996,844	305,023
8	30 Year U.S. Treasury Bonds	Mar. 2013	1,175,125	1,180,000	(4,875)
379	CAC40 10 Euro	Jan. 2013	18,219,615	18,219,615	—
13	DAX Index	Mar. 2013	3,258,365	3,268,232	(9,867)
571	FTSE 100 Index	Mar. 2013	54,841,331	54,244,026	597,305
92	Hang Seng Index	Jan. 2013	13,377,113	13,456,640	(79,527)
1,169	OMXS30 Index	Jan. 2013	19,910,225	19,912,808	(2,583)
197	Russell 2000 Mini	Mar. 2013	16,266,290	16,678,020	(411,730)
111	S&P 500 E-Mini	Mar. 2013	7,895,703	7,881,555	14,148

					498,591

					$3,218,889

(1)	Cash of $1,798,000 and U.S. Treasury Securities with a market value of $19,935,964 have been segregated to cover requirements for open futures contracts as of December 31, 2012.

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/07/13	Deutsche Bank	AUD	9,962	$10,237,936	$10,315,102	$77,166
Expiring 03/22/13	Royal Bank of Scotland Group PLC	AUD	130	131,515	134,197	2,682
Expiring 03/27/13	Citigroup Global Markets	AUD	302	315,813	311,631	(4,182)
British Pound,
Expiring 01/02/13	Royal Bank of Scotland Group PLC	GBP	67	108,490	108,838	348
Expiring 01/02/13	UBS Securities	GBP	67	106,786	108,838	2,052

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (continued)
Expiring 01/25/13	Deutsche Bank	GBP	67	$103,882	$108,831	$4,949
Expiring 02/07/13	Barclays Capital Group	GBP	245	394,505	397,949	3,444
Expiring 02/07/13	Royal Bank of Scotland Group PLC	GBP	114	182,865	184,423	1,558
Expiring 03/27/13	Citigroup Global Markets	GBP	143	232,388	232,836	448
Canadian Dollar,
Expiring 01/11/13	Credit Suisse First Boston Corp.	CAD	128	128,644	128,651	7
Expiring 01/22/13	Citigroup Global Markets	CAD	65	66,441	65,315	(1,126)
Expiring 03/08/13	Deutsche Bank	CAD	240	240,918	240,446	(472)
Expiring 03/27/13	Royal Bank of Canada	CAD	1,111	1,122,787	1,114,425	(8,362)
Danish Krone,
Expiring 02/07/13	Royal Bank of Canada	DKK	4,544	780,361	804,360	23,999
Expiring 02/07/13	Westpac Banking Corp.	DKK	4,917	852,317	870,468	18,151
Euro,
Expiring 01/25/13	Deutsche Bank	EUR	86	106,505	113,542	7,037
Expiring 02/07/13	Barclays Capital Group	EUR	400	511,189	528,158	16,969
Expiring 02/07/13	Royal Bank of Canada	EUR	4,004	5,124,566	5,286,693	162,127
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	319	418,159	420,813	2,654
Expiring 02/07/13	Westpac Banking Corp.	EUR	410	524,109	541,701	17,592
Expiring 02/28/13	UBS Securities	EUR	118	151,924	155,833	3,909
Expiring 03/08/13	BNP Paribas	EUR	376	498,299	497,116	(1,183)
Expiring 03/08/13	Deutsche Bank	EUR	573	740,713	756,440	15,727
Expiring 03/08/13	UBS Securities	EUR	2,372	3,147,888	3,133,213	(14,675)
Hong Kong Dollar,
Expiring 03/08/13	Barclays Capital Group	HKD	1,220	157,455	157,455	—
Expiring 03/27/13	Citigroup Global Markets	HKD	3,321	428,604	428,577	(27)
Japanese Yen,
Expiring 02/07/13	BNP Paribas	JPY	20,962	262,682	242,033	(20,649)
Expiring 02/07/13	Credit Suisse First Boston Corp.	JPY	72,500	906,900	837,108	(69,792)
Mexican Peso,
Expiring 02/01/13	Royal Bank of Scotland Group PLC	MXN	1,395	107,278	107,589	311
Expiring 02/28/13	Morgan Stanley	MXN	1,637	123,964	125,958	1,994
New Zealand Dollar,
Expiring 03/08/13	BNP Paribas	NZD	606	496,293	498,695	2,402
Norwegian Krone,
Expiring 02/07/13	Goldman Sachs & Co.	NOK	5,014	873,520	900,936	27,416
Singapore Dollar,
Expiring 02/07/13	Goldman Sachs & Co.	SGD	3,092	2,527,848	2,531,286	3,438
South African Rand,
Expiring 01/02/13	Royal Bank of Scotland Group PLC	ZAR	896	107,193	105,660	(1,533)
Expiring 03/22/13	Morgan Stanley	ZAR	565	66,943	65,908	(1,035)
Expiring 03/22/13	UBS Securities	ZAR	566	64,480	66,025	1,545
Swedish Krona,
Expiring 03/27/13	Credit Suisse First Boston Corp.	SEK	4,392	654,330	674,120	19,790
Swiss Franc,
Expiring 02/07/13	Royal Bank of Canada	CHF	1,034	1,097,015	1,131,324	34,309
Expiring 03/27/13	UBS Securities	CHF	812	886,044	889,702	3,658
Turkish Lira,
Expiring 01/31/13	UBS Securities	TRY	194	107,452	108,263	811
Expiring 01/31/13	UBS Securities	TRY	180	100,611	100,451	(160)

				$35,197,612	$35,530,909	$333,297

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/11/13	Credit Suisse First Boston Corp.	AUD	124	$128,763	$128,656	$107
Expiring 03/08/13	Deutsche Bank	AUD	4,780	4,974,300	4,939,427	34,873
Expiring 03/22/13	Morgan Stanley	AUD	65	66,932	67,098	(166)
Expiring 03/22/13	UBS Securities	AUD	65	65,767	67,098	(1,331)
Expiring 03/27/13	Australia & New Zealand Bank	AUD	470	491,247	484,487	6,760
British Pound,
Expiring 01/02/13	Royal Bank of Scotland Group PLC	GBP	134	216,979	217,676	(697)
Expiring 01/09/13	Credit Suisse First Boston Corp.	GBP	448	716,450	727,738	(11,288)
Expiring 01/25/13	Deutsche Bank	GBP	67	104,192	108,831	(4,639)
Expiring 01/31/13	UBS Securities	GBP	67	107,158	108,828	(1,670)
Expiring 01/31/13	UBS Securities	GBP	60	97,794	97,458	336
Expiring 02/01/13	Royal Bank of Scotland Group PLC	GBP	67	108,481	108,829	(348)
Expiring 02/07/13	Barclays Capital Group	GBP	657	1,052,702	1,067,447	(14,745)
Expiring 02/07/13	Credit Suisse First Boston Corp.	GBP	130	210,067	211,155	(1,088)
Expiring 02/07/13	Societe Generale	GBP	6,066	9,692,505	9,852,205	(159,700)
Expiring 03/08/13	Barclays Capital Group	GBP	6,350	10,166,783	10,313,502	(146,719)
Expiring 03/08/13	Deutsche Bank	GBP	272	435,722	441,885	(6,163)
Expiring 03/08/13	State Street Bank	GBP	220	354,337	357,774	(3,437)
Expiring 03/08/13	UBS Securities	GBP	3,932	6,340,182	6,386,718	(46,536)
Canadian Dollar,
Expiring 01/09/13	Morgan Stanley	CAD	80	80,433	80,410	23
Expiring 02/07/13	Societe Generale	CAD	1,462	1,468,883	1,468,758	125
Expiring 02/07/13	State Street Bank	CAD	150	151,032	150,676	356
Danish Krone,
Expiring 02/07/13	State Street Bank	DKK	3,855	671,556	682,448	(10,892)
Euro,
Expiring 01/09/13	Credit Suisse First Boston Corp.	EUR	1,920	2,481,535	2,534,519	(52,984)
Expiring 01/25/13	Deutsche Bank	EUR	86	104,219	113,541	(9,322)
Expiring 02/07/13	State Street Bank	EUR	246	321,533	325,526	(3,993)
Expiring 02/07/13	Westpac Banking Corp.	EUR	756	976,948	998,724	(21,776)
Expiring 02/28/13	Deutsche Bank	EUR	217	273,409	287,148	(13,739)
Expiring 02/28/13	UBS Securities	EUR	239	311,130	315,629	(4,499)
Expiring 02/28/13	UBS Securities	EUR	120	158,508	158,475	33
Expiring 03/08/13	Barclays Capital Group	EUR	2,498	3,270,681	3,299,055	(28,374)
Expiring 03/08/13	BNP Paribas	EUR	212	274,154	279,634	(5,480)
Expiring 03/08/13	Credit Suisse First Boston Corp.	EUR	240	316,704	317,074	(370)
Expiring 03/08/13	Goldman Sachs & Co.	EUR	249	328,539	328,445	94
Expiring 03/08/13	Royal Bank of Scotland Group PLC	EUR	111	147,068	146,023	1,045
Expiring 03/08/13	UBS Securities	EUR	18,326	23,701,470	24,203,495	(502,025)
Expiring 03/27/13	Citigroup Global Markets	EUR	585	770,357	772,243	(1,886)
Expiring 03/27/13	State Street Bank	EUR	283	373,721	374,321	(600)
Hong Kong Dollar,
Expiring 02/07/13	Deutsche Bank	HKD	2,138	275,945	275,945	—
Expiring 02/07/13	Societe Generale	HKD	23,095	2,980,076	2,980,140	(64)
Expiring 03/27/13	Morgan Stanley	HKD	3,253	419,794	419,814	(20)
Japanese Yen,
Expiring 02/07/13	Societe Generale	JPY	182,023	2,271,999	2,101,697	170,302
Expiring 02/07/13	State Street Bank	JPY	52,955	652,924	611,432	41,492
Expiring 02/07/13	UBS Securities	JPY	35,288	417,448	407,449	9,999
Expiring 02/07/13	Westpac Banking Corp.	JPY	70,691	855,974	816,225	39,749
Expiring 03/08/13	Barclays Capital Group	JPY	282,529	3,435,591	3,262,896	172,695
Expiring 03/08/13	Deutsche Bank	JPY	43,879	521,772	506,754	15,018
Expiring 03/08/13	Royal Bank of Scotland Group PLC	JPY	218,701	2,586,665	2,525,751	60,914
Expiring 03/08/13	UBS Securities	JPY	28,846	342,326	333,143	9,183

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Japanese Yen (continued)
Expiring 03/27/13	Credit Suisse First Boston Corp.	JPY	10,227	$122,175	$118,127	$4,048
Mexican Peso,
Expiring 02/28/13	Royal Bank of Canada	MXN	1,637	122,259	125,957	(3,698)
New Zealand Dollar,
Expiring 02/07/13	BNP Paribas	NZD	664	547,540	547,769	(229)
Expiring 03/08/13	Barclays Capital Group	NZD	473	391,082	388,960	2,122
Norwegian Krone,
Expiring 01/09/13	Royal Bank of Canada	NOK	2,866	503,283	515,496	(12,213)
Polish Zloty,
Expiring 01/02/13	Barclays Capital Group	PLN	185	60,129	59,918	211
Singapore Dollar,
Expiring 03/08/13	Barclays Capital Group	SGD	1,199	982,490	981,818	672
Expiring 03/27/13	Hong Kong & Shanghai Bank	SGD	460	376,608	376,376	232
Expiring 03/27/13	UBS Securities	SGD	201	164,772	164,620	152
South African Rand,
Expiring 01/02/13	Royal Bank of Scotland Group PLC	ZAR	896	104,795	105,660	(865)
Expiring 03/22/13	Royal Bank of Scotland Group PLC	ZAR	1,131	128,144	131,933	(3,789)
Swedish Krona,
Expiring 02/07/13	BNP Paribas	SEK	1,683	251,010	258,533	(7,523)
Expiring 02/07/13	Citigroup Global Markets	SEK	727	109,504	111,651	(2,147)
Expiring 02/07/13	Morgan Stanley	SEK	548	81,867	84,254	(2,387)
Expiring 02/07/13	UBS Securities	SEK	1,470	218,923	225,900	(6,977)
Swiss Franc,
Expiring 02/07/13	State Street Bank	CHF	342	368,899	373,859	(4,960)
Expiring 02/07/13	UBS Securities	CHF	282	301,324	308,293	(6,969)
Expiring 03/08/13	Deutsche Bank	CHF	3,343	3,578,527	3,659,295	(80,768)

				$94,686,086	$95,302,621	$(616,535)

Cross currency exchange contracts outstanding at December 31, 2012:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
02/07/13	Buy	EUR	200	JPY	20,678	$24,783	Credit Suisse First Boston Corp.
02/07/13	Buy	EUR	311	CHF	378	(1,765)	Credit Suisse First Boston Corp.
02/07/13	Buy	EUR	212	JPY	23,688	6,719	Westpac Banking Corp.
02/07/13	Buy	GBP	877	CHF	1,308	(6,551)	Credit Suisse First Boston Corp.
02/07/13	Buy	GBP	203	EUR	255	(5,834)	Royal Bank of Canada
02/07/13	Buy	GBP	245	HKD	3,047	5,051	Societe Generale
02/07/13	Buy	GBP	254	AUD	390	8,810	Societe Generale
02/07/13	Buy	JPY	66,793	CHF	755	(54,768)	Societe Generale
02/07/13	Buy	NOK	6,127	CHF	1,007	(508)	UBS Securities

						$(24,063)

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$140	07/18/13	0.635%	6 month LIBOR(1)	$(535)	$—	$(535)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$4,034	10/09/17	0.800%	6 month LIBOR(1)	$(7,657)	$—	$(7,657)	Deutsche Bank AG
4,034	10/09/17	0.800%	6 month LIBOR(1)	(7,657)	—	(7,657)	Credit Suisse First Boston
1,438	09/25/22	2.835%	6 month LIBOR(1)	(3,871)	—	(3,871)	Citigroup, Inc.
1,686	10/30/22	2.812%	6 month LIBOR(1)	8,636	—	8,636	Barclays Bank PLC

				$(11,084)	$—	$(11,084)

(1)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(1):
CDX.EM.18.V2	06/20/17	5.000%		$600	$9,675	$(4,294)	$13,969	Bank of America
CDX.IG.19.V1	12/20/17	1.000%		3,200	8,165	3,472	4,693	Bank of America
CDX.IG.19.V1	12/20/17	1.000%		2,450	6,252	4,115	2,137	Bank of America
CMBX.NA.AA.2.V1	03/25/49	0.250%		320	(203,384)	(142,075)	(61,309)	Citigroup, Inc.
CMBX.NA.AA.2.V1	03/25/49	0.250%		120	(76,269)	(57,068)	(19,201)	Deutsche Bank AG
CMBX.NA.AA.2.V1	03/25/49	0.250%		120	(76,269)	(57,068)	(19,201)	Morgan Stanley
CMBX.NA.AA.3.V1	12/13/49	0.620%		250	(201,933)	(162,522)	(39,411)	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49	0.620%		120	(96,928)	(78,290)	(18,638)	Morgan Stanley
CMBX.NA.AM.4	02/17/51	0.500%		200	(24,329)	(63,530)	39,201	Morgan Stanley
CMBX.V1.NA.AJ	02/17/51	0.960%		300	(97,015)	(91,736)	(5,279)	Citigroup, Inc.
IX9 22-100% 5Y	06/20/18	0.250%	EUR	600	10,333	(19,846)	30,179	UBS AG
IX9 22-100% 5Y	06/20/18	0.250%	EUR	300	(6,117)	(9,788)	3,671	Morgan Stanley

					$(747,819)	$(678,630)	$(69,189)

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2012(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Berkshire Hathaway Finance Corp.	03/20/17	1.000%	$250	1.034%	$(267)	$(4,455)	$4,188	Bank of America
Berkshire Hathaway Finance Corp.	03/20/17	1.000%	200	1.034%	(213)	(2,861)	2,648	Barclays Bank PLC
Berkshire Hathaway Finance Corp.	03/20/17	1.000%	100	1.034%	(107)	(2,010)	1,903	Bank of America
Berkshire Hathaway Finance Corp.	03/20/17	1.000%	100	1.034%	(107)	(1,902)	1,795	Bank of America
Block Financial, LLC	03/20/13	5.000%	120	0.416%	1,405	53	1,352	Deutsche Bank AG
Block Financial, LLC	03/20/13	5.000%	50	0.416%	586	18	568	UBS AG
Block Financial, LLC	09/20/16	5.000%	150	1.902%	17,003	4,474	12,529	Deutsche Bank AG
Block Financial, LLC	09/20/16	5.000%	100	1.902%	11,336	1,626	9,710	Morgan Stanley
Boyd Gaming Corp.	06/20/14	5.000%	450	3.531%	10,290	(1,964)	12,254	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	450	3.531%	10,290	(1,757)	12,047	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2012(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Boyd Gaming Corp.	06/20/14	5.000%	$350	3.531%	$8,004	$(3,004)	$11,008	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	250	3.531%	5,717	(1,848)	7,565	Deutsche Bank AG
Boyd Gaming Corp.	06/20/14	5.000%	220	3.531%	5,031	(1,688)	6,719	Morgan Stanley
Boyd Gaming Corp.	06/20/14	5.000%	100	3.531%	2,287	(1,242)	3,529	BNP Paribas
Boyd Gaming Corp.	06/20/14	5.000%	90	3.531%	2,058	(740)	2,798	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	260	6.454%	(127)	(704)	577	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	230	6.454%	(344)	(496)	152	Barclays Bank PLC
Caesar’s Entertainment	03/20/13	5.000%	220	6.454%	(329)	(354)	25	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	180	6.454%	(269)	(580)	311	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	130	6.454%	(195)	(214)	19	Royal Bank of Scotland PLC
Caesar’s Entertainment	03/20/13	5.000%	100	6.454%	(49)	(249)	200	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	6.454%	(150)	(138)	(12)	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	6.454%	(150)	(271)	121	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	6.454%	(150)	(269)	119	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	6.454%	(150)	(187)	37	Deutsche Bank AG
Caesar’s Entertainment	03/20/13	5.000%	100	6.454%	(150)	(214)	64	Morgan Stanley
Caesar’s Entertainment	03/20/13	5.000%	100	6.454%	(150)	(254)	104	Morgan Stanley
Caesar’s Entertainment	03/20/13	5.000%	100	6.454%	(150)	(259)	109	Royal Bank of Scotland PLC
Caesar’s Entertainment	03/20/13	5.000%	100	6.454%	(150)	(191)	41	Royal Bank of Scotland PLC
Caesar’s Entertainment	03/20/13	5.000%	70	6.454%	(105)	(188)	83	Morgan Stanley
Caesar’s Entertainment	03/20/13	5.000%	60	6.454%	(90)	(166)	76	Royal Bank of Scotland PLC
Caesar’s Entertainment	03/20/13	5.000%	50	6.454%	(75)	(137)	62	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	50	6.454%	(75)	(154)	79	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	50	6.454%	(75)	(155)	80	Citigroup, Inc.
Caesar’s Entertainment	03/20/13	5.000%	30	6.454%	(45)	(97)	52	Morgan Stanley
Caesar’s Entertainment	09/20/13	5.000%	30	6.457%	(260)	(907)	647	Bank of America
Caesar’s Entertainment	09/20/13	5.000%	20	6.457%	(173)	(527)	354	Deutsche Bank AG
Chesapeake Energy Corp.	06/20/13	5.000%	100	1.323%	1,900	(1,315)	3,215	Citigroup, Inc.
Clear Channel Communications	06/20/13	5.000%	170	4.461%	713	(3,576)	4,289	Barclays Bank PLC
Clear Channel Communications	06/20/13	5.000%	150	4.461%	629	115	514	Royal Bank of Scotland PLC
Clear Channel Communications	06/20/13	5.000%	120	4.461%	503	(2,696)	3,199	Barclays Bank PLC
Clear Channel Communications	06/20/13	5.000%	50	4.461%	210	(92)	302	Morgan Stanley

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at December 31, 2012(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Clear Channel Communications	09/20/13	5.000%		$200	4.462%	$1,103	$(2,969)	$4,072	Deutsche Bank AG
Clear Channel Communications	03/20/14	5.000%		230	6.090%	(2,586)	(3,403)	817	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%		150	6.090%	(1,686)	(1,797)	111	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%		120	6.090%	(1,349)	(2,535)	1,186	Barclays Bank PLC
Clear Channel Communications	03/20/14	5.000%		120	6.090%	(1,349)	(2,539)	1,190	Citigroup, Inc.
Clear Channel Communications	03/20/14	5.000%		120	6.090%	(1,349)	(2,768)	1,419	Morgan Stanley
Clear Channel Communications	03/20/14	5.000%		100	6.090%	(1,124)	(1,429)	305	Citigroup, Inc.
Clear Channel Communications	06/20/14	5.000%		160	7.830%	(6,120)	(3,095)	(3,025)	Morgan Stanley
Clear Channel Communications	09/20/14	5.000%		250	9.035%	(15,989)	(5,343)	(10,646)	UBS AG
Clear Channel Communications	09/20/14	5.000%		120	9.035%	(7,675)	(2,815)	(4,860)	Deutsche Bank AG
Clear Channel Communications	09/20/14	5.000%		120	9.035%	(7,675)	(2,740)	(4,935)	Morgan Stanley
Clear Channel Communications	09/20/14	5.000%		120	9.035%	(7,675)	(2,490)	(5,185)	Morgan Stanley
Clear Channel Communications	09/20/14	5.000%		100	9.035%	(6,396)	(3,108)	(3,288)	Barclays Bank PLC
Clear Channel Communications	09/20/14	5.000%		100	9.035%	(6,396)	(4,726)	(1,670)	UBS AG
Dixon’s Retail PLC	06/20/13	5.000%	EUR	300	0.720%	8,674	(7,965)	16,639	Barclays Bank PLC
Dixon’s Retail PLC	06/20/13	5.000%	EUR	200	0.720%	5,786	(4,802)	10,588	Barclays Bank PLC
iStar Financial, Inc.	06/20/13	5.000%		50	1.075%	1,009	(685)	1,694	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/13	5.000%		200	*	1,877	(1,296)	3,173	Morgan Stanley
K. Hovnanian Enterprises	03/20/13	5.000%		150	*	1,408	(3,013)	4,421	Barclays Bank PLC
K. Hovnanian Enterprises	03/20/13	5.000%		100	*	939	(2,413)	3,352	Deutsche Bank AG
K. Hovnanian Enterprises	03/20/13	5.000%		50	*	469	(934)	1,403	Credit Suisse First Boston
K. Hovnanian Enterprises	03/20/13	5.000%		50	*	469	(1,320)	1,789	Morgan Stanley
K. Hovnanian Enterprises	03/20/13	5.000%		50	*	469	(1,007)	1,476	Morgan Stanley
K. Hovnanian Enterprises	03/20/13	5.000%		50	*	469	(848)	1,317	Morgan Stanley
K. Hovnanian Enterprises	03/20/13	5.000%		50	*	469	(1,853)	2,322	Royal Bank of Scotland PLC
K. Hovnanian Enterprises	03/20/13	5.000%		20	*	188	(840)	1,028	Royal Bank of Scotland PLC
K. Hovnanian Enterprises	06/20/13	5.000%		230	*	6,133	(986)	7,119	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2012(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
K. Hovnanian Enterprises	06/20/13	5.000%	$150	*	$4,000	$(1,169)	$5,169	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/13	5.000%	150	*	4,000	(4,889)	8,889	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	100	*	2,667	(848)	3,515	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	100	*	2,667	(4,044)	6,711	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	1,333	(1,907)	3,240	Barclays Bank PLC
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	1,333	(2,030)	3,363	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	1,333	(1,451)	2,784	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	1,333	(1,574)	2,907	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	1,333	(1,746)	3,079	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	1,333	(1,692)	3,025	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	1,333	(2,022)	3,355	Deutsche Bank AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	1,333	(1,955)	3,288	UBS AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	1,333	(2,085)	3,418	UBS AG
K. Hovnanian Enterprises	06/20/13	5.000%	50	*	1,333	(2,607)	3,940	UBS AG
Knight Ridder, Inc.	12/20/13	5.000%	200	1.704%	6,738	(3,379)	10,117	Morgan Stanley
Knight Ridder, Inc.	12/20/13	5.000%	120	1.704%	4,043	(2,137)	6,180	Deutsche Bank AG
Knight Ridder, Inc.	12/20/13	5.000%	60	1.704%	2,021	(1,197)	3,218	Deutsche Bank AG
Knight Ridder, Inc.	06/20/14	5.000%	350	2.701%	12,293	(1,697)	13,990	UBS AG
Knight Ridder, Inc.	06/20/14	5.000%	300	2.701%	10,537	(1,068)	11,605	UBS AG
Knight Ridder, Inc.	06/20/14	5.000%	150	2.701%	5,268	(2,102)	7,370	UBS AG
Knight Ridder, Inc.	06/20/14	5.000%	95	2.701%	3,337	(241)	3,578	Morgan Stanley
Knight Ridder, Inc.	06/20/14	5.000%	50	2.701%	1,756	(1,074)	2,830	Citigroup, Inc.
Knight Ridder, Inc.	06/20/14	5.000%	50	2.701%	1,756	(1,408)	3,164	Morgan Stanley
Knight Ridder, Inc.	06/20/14	5.000%	50	2.701%	1,756	(1,006)	2,762	Morgan Stanley
Knight Ridder, Inc.	03/20/15	5.000%	190	3.754%	5,400	(4,343)	9,743	Citigroup, Inc.
Knight Ridder, Inc.	03/20/15	5.000%	120	3.754%	3,411	(3,208)	6,619	Deutsche Bank AG
Lennar Corp.	06/20/13	5.000%	170	0.278%	4,086	2,385	1,701	UBS AG
New Albertsons, Inc.	06/20/13	5.000%	100	9.485%	(1,892)	(5,071)	3,179	Morgan Stanley
New Albertsons, Inc.	06/20/13	5.000%	50	9.485%	(863)	(2,400)	1,537	Morgan Stanley
New Albertsons, Inc.	06/20/13	5.000%	50	9.485%	(946)	(2,438)	1,492	Morgan Stanley
New Albertsons, Inc.	09/20/13	5.000%	90	9.487%	(2,649)	(3,195)	546	Credit Suisse First Boston
New Albertsons, Inc.	12/20/13	5.000%	110	10.247%	(5,097)	(12,613)	7,516	UBS AG
R.R. Donnelley & Sons	03/20/18	5.000%	700	7.937%	(82,829)	(80,231)	(2,598)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)	Implied Credit Spread at December 31, 2012(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Realogy Corp.	06/20/14	5.000%	$200	1.345%	$11,059	$(4,408)	$15,467	Deutsche Bank AG
Realogy Corp.	09/20/14	5.000%	100	1.689%	5,835	(2,828)	8,663	Deutsche Bank AG
Rite Aid Corp.	03/20/14	5.000%	150	1.455%	6,709	(3,981)	10,690	Deutsche Bank AG
Rite Aid Corp.	03/20/14	5.000%	50	1.455%	2,236	(1,169)	3,405	Deutsche Bank AG
Safeway, Inc.	03/20/18	1.000%	500	*	(54,053)	(53,322)	(731)	BNP Paribas
Standard Pacific Corp.	03/20/18	5.000%	300	3.190%	26,302	28,631	(2,329)	Morgan Stanley
Standard Pacific Corp.	03/20/18	5.000%	250	3.190%	21,918	22,987	(1,069)	Bank of America
Standard Pacific Corp.	03/20/18	5.000%	250	3.190%	21,918	23,947	(2,029)	Bank of America
SuperValu, Inc.	12/20/13	5.000%	120	6.714%	(1,720)	(8,921)	7,201	Barclays Bank PLC
SuperValu, Inc.	12/20/13	5.000%	60	6.714%	(860)	(4,715)	3,855	UBS AG
SuperValu, Inc.	12/20/13	5.000%	50	6.714%	(717)	(3,094)	2,377	Barclays Bank PLC
SuperValu, Inc.	09/20/14	5.000%	90	7.357%	(3,213)	(2,171)	(1,042)	Barclays Bank PLC
SuperValu, Inc.	09/20/14	5.000%	40	7.357%	(1,428)	(3,808)	2,380	BNP Paribas
SuperValu, Inc.	09/20/14	5.000%	40	7.357%	(1,428)	(4,953)	3,525	UBS AG
SuperValu, Inc.	12/20/15	5.000%	290	8.293%	(23,655)	(10,752)	(12,903)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	120	8.293%	(9,788)	(3,246)	(6,542)	Citigroup, Inc.
SuperValu, Inc.	12/20/15	5.000%	120	8.293%	(9,788)	(3,246)	(6,542)	Deutsche Bank AG
SuperValu, Inc.	12/20/15	5.000%	120	8.293%	(9,788)	(2,794)	(6,994)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	120	8.293%	(9,788)	(3,811)	(5,977)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	120	8.293%	(9,788)	(5,180)	(4,608)	UBS AG
SuperValu, Inc.	12/20/15	5.000%	50	8.293%	(4,078)	(2,381)	(1,697)	BNP Paribas
SuperValu, Inc.	12/20/15	5.000%	50	8.293%	(4,078)	(2,382)	(1,696)	BNP Paribas
SuperValu, Inc.	12/20/15	5.000%	50	8.293%	(4,078)	(2,247)	(1,831)	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	170	8.448%	(15,503)	(8,437)	(7,066)	UBS AG
SuperValu, Inc.	03/20/16	5.000%	120	8.448%	(10,943)	(6,357)	(4,586)	Morgan Stanley
SuperValu, Inc.	03/20/16	5.000%	110	8.448%	(10,031)	(6,004)	(4,027)	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	110	8.448%	(10,031)	(6,251)	(3,780)	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	100	8.448%	(9,119)	(6,103)	(3,016)	Credit Suisse First Boston
SuperValu, Inc.	03/20/16	5.000%	100	8.448%	(9,119)	(7,319)	(1,800)	UBS AG
SuperValu, Inc.	03/20/16	5.000%	90	8.448%	(8,207)	(5,499)	(2,708)	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	70	8.448%	(6,384)	(4,513)	(1,871)	Morgan Stanley
SuperValu, Inc.	03/20/16	5.000%	60	8.448%	(5,472)	(3,685)	(1,787)	BNP Paribas
SuperValu, Inc.	03/20/16	5.000%	30	8.448%	(2,736)	(2,220)	(516)	Credit Suisse First Boston

					$(109,076)	$(367,968)	$258,892

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)		Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Alcoa, Inc.	03/20/18		$500	1.000%	$48,495	$45,914	$2,581	Barclays Bank PLC
Ally Financial, Inc.	12/20/13		50	5.000%	(2,294)	885	(3,179)	Barclays Bank PLC
Ally Financial, Inc.	12/20/13		50	5.000%	(2,294)	885	(3,179)	Deutsche Bank AG
Ally Financial, Inc.	03/20/14		50	5.000%	(2,805)	999	(3,804)	UBS AG
Bundesrepub. Deutschland	06/20/17		3,500	0.250%	14,826	68,670	(53,844)	UBS AG
CDX.EM.18.V1	12/20/17		1,850	5.000%	(251,077)	(223,647)	(27,430)	Barclays Bank PLC
CDX.EM.18.V1	12/20/17		1,525	5.000%	(209,510)	(183,986)	(25,524)	Barclays Bank PLC
CDX.EM.18.V1	12/20/17		875	5.000%	(118,753)	(100,871)	(17,882)	Barclays Bank PLC
CDX.EM.18.V1	12/20/17		600	5.000%	(81,430)	(71,766)	(9,664)	Barclays Bank PLC
CDX.HY.15 25-35% 5Y	12/20/15		300	5.000%	(16,943)	(1,829)	(15,114)	Bank of America
CDX.HY.15 25-35% 5Y	12/20/15		200	5.000%	(11,295)	(1,389)	(9,906)	Bank of America
CDX.HY.19.V1	12/20/17		700	5.000%	(3,304)	4,503	(7,807)	BNP Paribas
CDX.HY.19.V1	12/20/17		640	5.000%	(3,021)	(2,021)	(1,000)	Bank of America
CDX.HY.19.V1	12/20/17		500	5.000%	(2,360)	3,216	(5,576)	BNP Paribas
CDX.IG.19.V1	12/20/17		4,250	1.000%	(10,844)	(7,138)	(3,706)	Bank of America
CDX.NA.IG.9.V4	12/20/17		300	0.800%	6,111	8,242	(2,131)	UBS AG
CMBX.2.V1.NA.AJ	03/25/49		290	1.090%	50,726	34,185	16,541	Morgan Stanley
CMBX.NA.AA.2.V1	03/25/49		250	0.150%	96,767	91,902	4,865	Morgan Stanley
CMBX.NA.AA.2.V1	03/25/49		120	0.150%	46,448	45,514	934	Deutsche Bank AG
CMBX.NA.AA.2.V1	03/25/49		20	0.150%	7,741	9,625	(1,884)	Morgan Stanley
CMBX.NA.AA.3.V1	12/13/49		250	0.270%	165,510	132,224	33,286	Barclays Bank PLC
CMBX.NA.AA.3.V1	12/13/49		120	0.270%	79,445	64,865	14,580	Morgan Stanley
CMBX.NA.AM.1	10/12/52		200	0.500%	7,551	31,495	(23,944)	Morgan Stanley
CMBX.NA.BBB.4.V1	02/17/51		350	5.000%	301,923	262,530	39,393	Citigroup, Inc.
Darden Restaurant, Inc.	03/20/18		300	1.000%	18,521	14,603	3,918	Barclays Bank PLC
Federal Republic of Brazil	03/20/18		650	1.000%	2,689	3,043	(354)	Barclays Bank PLC
Goodrich Corp.	03/20/17		110	1.000%	(4,136)	(4,028)	(108)	UBS AG
ITRX.X17.V1	06/20/17	EUR	400	5.000%	(18,152)	(4,370)	(13,782)	Bank of America
ITRX.X17.V1	12/20/17	EUR	450	5.000%	(5,143)	11,410	(16,553)	Deutsche Bank AG
Kroger Co. (The)	03/20/18		500	1.000%	2,465	2,509	(44)	Deutsche Bank AG
Ltd. Brands, Inc.	03/20/18		300	1.000%	18,446	16,708	1,738	Barclays Bank PLC
MCDX.NA.19.V1	12/20/17		2,200	1.000%	59,251	62,131	(2,880)	Citigroup, Inc.
Nordstrom, Inc.	03/20/18		250	1.000%	(463)	(498)	35	Barclays Bank PLC
People’s Republic of China	12/20/17		2,500	1.000%	(46,637)	(8,206)	(38,431)	Barclays Bank PLC
People’s Republic of China	12/20/17		650	1.000%	(12,126)	(2,724)	(9,402)	Deutsche Bank AG
Pulte Group, Inc.	09/20/17		200	5.000%	(26,967)	(13,618)	(13,349)	Citigroup, Inc.
Pulte Group, Inc.	09/20/17		50	5.000%	(6,742)	(4,464)	(2,278)	Bank of America
Pulte Group, Inc.	09/20/17		50	5.000%	(6,742)	(3,462)	(3,280)	BNP Paribas
Pulte Group, Inc.	09/20/17		50	5.000%	(6,742)	(3,750)	(2,992)	BNP Paribas
Pulte Group, Inc.	09/20/17		50	5.000%	(6,742)	(4,152)	(2,590)	Citigroup, Inc.
Pulte Group, Inc.	03/20/18		300	5.000%	(40,968)	(41,025)	57	Morgan Stanley
Pulte Group, Inc.	03/20/18		250	5.000%	(34,140)	(34,154)	14	Bank of America
Pulte Group, Inc.	03/20/18		250	5.000%	(34,140)	(34,967)	827	Bank of America
Standard Chartered Bank	03/20/18		400	1.000%	(811)	(1,246)	435	Barclays Bank PLC
U.S. Treasury	09/20/16	EUR	450	0.250%	67	7,602	(7,535)	UBS AG
U.S. Treasury	09/20/16	EUR	200	0.250%	(850)	3,082	(3,932)	Deutsche Bank AG
United Kingdom Treasury	09/20/16		200	1.000%	(5,463)	(1,376)	(4,087)	Citigroup, Inc.
United Kingdom Treasury	09/20/16		200	1.000%	(5,463)	(1,484)	(3,979)	UBS AG
United Mexican States	03/20/18		2,450	1.000%	(3,512)	(3,295)	(217)	Barclays Bank PLC
United Mexican States	03/20/18		1,250	1.000%	(1,792)	(1,681)	(111)	Barclays Bank PLC
XL Group PLC	03/20/17		250	1.000%	(1,516)	1,519	(3,035)	Bank of America
XL Group PLC	03/20/17		200	1.000%	(835)	179	(1,014)	Barclays Bank PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2) (continued)
XL Group PLC	03/20/17	$100	1.000%	$(606)	$762	$(1,368)	Bank of America
XL Group PLC	03/20/17	100	1.000%	(606)	569	(1,175)	Bank of America

				$(60,242)	$168,624	$(228,866)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*	Fair value of credit default swap agreement is based on price obtained from independent pricing service which used information provided by market dealers. No implied credit spread is utilized in determining such fair value.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$863,922,020	$386,091,125	$280,537
Preferred Stocks	11,615,580	7,331,707	—
Unaffiliated Mutual Fund	772,669	—	—
Warrants	320,892	—	—
Asset-Backed Securities	—	32,170,876	966,540
Bank Loans	—	17,685,654	58,975
Commercial Mortgage-Backed Securities	—	39,399,552	907,153
Convertible Bonds	—	12,342,085	252,379
Corporate Bonds	—	502,024,627	619,762
Foreign Government Bonds	—	27,888,806	—
Municipal Bonds	—	1,447,605	—
Residential Mortgage-Backed Securities	—	227,891,701	3,165,528
U.S. Government Agency Obligations	—	104,597,585	1,967,350
U.S. Treasury Obligations	—	223,461,872	—
Affiliated Money Market Mutual Fund	459,431,198	—	—
Options Purchased	15,969	—	—
Options Written	(2,063)	—	—
Short Sales — Common Stocks	(133,071,770)	—	—
Short Sales — U.S. Government Agency Obligations	—	(3,655,467)	—
Other Financial Instruments*
Futures	3,218,889	—	—
Foreign Forward Currency Contracts	—	(307,301)	—
Interest Rate Swaps	—	(11,084)	—
Credit Default Swaps	—	(39,163)	—

Total	$1,206,223,384	$1,578,320,180	$8,218,224

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

Fair Value of Level 2 investments at 12/31/11 was $832,036,308. An amount of $217,916,482 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio values its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (6.7% represents investments purchased with collateral from securities on loan)	16.9%
Residential Mortgage-Backed Securities	8.5
U.S. Treasury Obligations	8.2
Oil & Gas	4.4
U.S. Government Agency Obligations	3.9
Diversified Financial Services	3.6
Pharmaceuticals	3.5
Insurance	3.4
Real Estate Investment Trusts	3.3
Financial-Bank & Trust	2.8
Telecommunications	2.8
Media	2.5
Banks	2.4
Computers	1.8
Electric	1.8
Retail	1.7
Semiconductors	1.6
Commercial Banks	1.6
Chemicals	1.5
Commercial Mortgage-Backed Securities	1.5
Food	1.5
Internet Software & Services	1.4
Software	1.4
Automobile Manufacturers	1.3
Commercial Services	1.3
Asset-Backed Securities	1.2
Metals & Mining	1.2
Real Estate	1.2
Agriculture	1.0
Beverages	1.0
Foreign Government Bonds	1.0
Healthcare Services	1.0
Retail & Merchandising	0.9
Biotechnology	0.8
Diversified Manufacturing	0.8
Electronic Components & Equipment	0.8
Transportation	0.8
Lodging	0.7
Pipelines	0.7
Multi-National	0.6
Gas	0.6
Aerospace & Defense	0.6
Oil & Gas Services	0.6
Electronics	0.5
Building Materials	0.5
Distribution/Wholesale	0.5
Apparel	0.4
Investment Companies	0.4
Holding Companies-Diversified	0.4
Auto Parts & Equipment	0.3
Construction & Engineering	0.3
Healthcare Products	0.3
Entertainment	0.3
Home Builders	0.2
Containers & Packaging	0.2
Cosmetics/Personal Care	0.2
Household Products/Wares	0.2
Airlines	0.2

Leisure Time	0.2%
Office Equipment	0.2
Diversified Machinery	0.2
Forest Products & Paper	0.2
Machinery-Construction & Mining	0.2
Advertising	0.2
Savings & Loan	0.2
Coal	0.1
Water	0.1
Hand/Machine Tools	0.1
Home Furnishings	0.1
Shipbuilding	0.1
Metal Fabricate/Hardware	0.1
Environmental Control	0.1
Industrial Products	0.1
Pharmaceuticals	(0.4)
Retail	(0.4)
Insurance	(0.3)
Electric	(0.3)
Real Estate Investment Trusts	(0.3)
Oil & Gas	(0.2)
Healthcare Products	(0.2)
Chemicals	(0.2)
Internet Software & Services	(0.2)
Food	(0.2)
Diversified Manufacturing	(0.2)
Media	(0.2)
Semiconductors	(0.2)
Automobile Manufacturers	(0.1)
Household Products/Wares	(0.1)
Software	(0.1)
Diversified Machinery	(0.1)
Commercial Banks	(0.1)
Advertising	(0.1)
Diversified Financial Services	(0.1)
Agriculture	(0.1)
Lodging	(0.1)
Transportation	(0.1)
Telecommunications	(0.1)
Iron/Steel	(0.1)
Computers	(0.1)
Banks	(0.1)
Aerospace & Defense	(0.1)
Electronics	(0.1)
U.S. Government Agency Obligations	(0.1)

102.2
Liabilities in excess of other assets	(2.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$486,274	*	Due from broker-variation margin	$424,423	*
Interest rate contracts	Unrealized appreciation on swap agreements	8,636		Unrealized depreciation on swap agreements	19,720
Interest rate contracts	Unaffiliated investments	15,969		Written options outstanding, at value	2,063
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	1,072,397		Unrealized depreciation on foreign currency forward contracts	1,379,698
Credit contracts	Unrealized appreciation on swap agreements	595,312		Unrealized depreciation on swap agreements	634,475
Credit contracts	Premiums paid for swap agreements	1,021,594		Premiums received for swap agreements	1,899,568
Equity contracts	Due from broker-variation margin	4,528,435	*	Due from broker-variation margin	1,371,397	*
Equity contracts	Unaffiliated investments	320,892		—	—

Total		$8,049,509			$5,731,344

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(120,435)	$(2,629,159)	$69,272	$(270,912)	$—	$(2,951,234)
Foreign exchange contracts	—	—	—	—	—	190,202	190,202
Credit contracts	—	—	—	—	(2,298,113)	—	(2,298,113)
Equity contracts	4,536	—	2,652,616	—	—	—	2,657,152

Total	$4,536	$(120,435)	$23,457	$69,272	$(2,569,025)	$190,202	$(2,401,993)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(86)	$(165,557)	$(301)	$(45,581)	$—	$(211,525)
Foreign exchange contracts	—	—	—	—	—	(955,663)	(955,663)
Credit contracts	—	—	—	—	4,525,477	—	4,525,477
Equity contracts	124,785	—	1,889,955	—	—	—	2,014,740

Total	$124,785	$(86)	$1,724,398	$(301)	$4,479,896	$(955,663)	$5,373,029

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$18,745	$3,728	$532,539,947	$326,881,621	$39,043,021	$80,656,007	$11,976,016	$30,595,638	$31,891,185

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $179,297,149:
Unaffiliated investments (cost $2,299,216,021)	$2,467,198,549
Affiliated investments (cost $459,431,198)	459,431,198
Cash	931,489
Foreign currency, at value (cost $2,486,914)	2,461,632
Deposit with broker	108,572,929
Receivable for investments sold	24,902,798
Dividends and interest receivable	11,286,502
Receivable for fund share sold	3,359,348
Due from broker-variation margin	1,726,006
Unrealized appreciation on foreign currency forward contracts	1,072,397
Premiums paid for swap agreements	1,021,594
Tax reclaim receivable	797,766
Unrealized appreciation on swap agreements	603,948
Prepaid expenses	14,686

Total Assets	3,083,380,842

LIABILITIES:
Payable to broker for collateral for securities on loan	182,781,247
Securities sold short, at value (proceeds received $130,805,545)	136,727,237
Payable for investments purchased	27,885,411
Premiums received for swap agreements	1,899,568
Unrealized depreciation on foreign currency forward contracts	1,379,698
Advisory fees payable	1,167,891
Unrealized depreciation on swap agreements	654,195
Accrued expenses and other liabilities	435,438
Dividends payable on securities sold short	175,313
Shareholder servicing fees payable	24,781
Foreign withheld taxes payable	22,590
Written options outstanding, at value (premiums received $1,762)	2,063
Payable for fund share repurchased	726
Affiliated transfer agent fee payable	478

Total Liabilities	353,156,636

NET ASSETS	$2,730,224,206

Net assets were comprised of:
Paid-in capital	$2,575,548,414
Retained earnings	154,675,792

Net assets, December 31, 2012	$2,730,224,206

Net asset value and redemption price per share, $2,730,224,206 / 194,337,817 outstanding shares of beneficial interest	$14.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$39,421,562
Unaffiliated dividend income (net of $1,027,693 foreign with holding tax)	27,852,116
Affiliated dividend income	658,727
Affiliated income from securities lending, net	470,901

68,403,306

EXPENSES
Advisory fees	24,215,988
Dividend on securities sold short	3,571,676
Shareholder servicing fees and expenses	2,421,599
Custodian and accounting fees	1,211,000
Broker fees and expenses on short sales	327,480
Audit fee	59,000
Trustees’ fees	32,000
Insurance expenses	25,000
Legal fees and expenses	18,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	1,372
Miscellaneous	61,602

Total expenses	31,966,717
Less: shareholder servicing fee waiver	(783,640)

Net expenses	31,183,077

NET INVESTMENT INCOME	37,220,229

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	43,612,949
Futures transactions	23,457
Options written transactions	69,272
Short sales transactions	(7,390,911)
Swap agreements transactions	(2,569,025)
Foreign currency transactions	(375,544)

33,370,198

Net change in unrealized appreciation (depreciation) on:
Investments	158,825,167
Futures	1,724,398
Options written	(301)
Short sales	(1,634,962)
Swap agreements	4,479,896
Foreign currencies	(918,520)

162,475,678

NET GAIN ON INVESTMENTS	195,845,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$233,066,105

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$37,220,229	$35,757,263
Net realized gain on investment and foreign currency transactions	33,370,198	38,174,607
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	162,475,678	(96,585,675)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	233,066,105	(22,653,805)

DISTRIBUTIONS	(35,787,164)	(18,909,901)

FUND SHARE TRANSACTIONS:
Fund share sold [60,922,357 and 64,608,536 shares, respectively]	824,467,922	837,058,516
Fund share issued in reinvestment of distributions [2,729,761 and 1,444,607 shares, respectively]	35,787,164	18,909,901
Fund share repurchased [24,741,893 and 70,195,032 shares, respectively]	(332,236,840)	(881,394,848)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	528,018,246	(25,426,431)

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	57,028

TOTAL INCREASE (DECREASE) IN NET ASSETS	725,297,187	(66,933,109)
NET ASSETS:
Beginning of year	2,004,927,019	2,071,860,128

End of year	$2,730,224,206	$2,004,927,019

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 99.7%
AFFILIATED MUTUAL FUNDS — 92.8%	Shares	Value (Note 2)

AST BlackRock Value Portfolio	5,475,111	$52,177,805
AST Federated Aggressive Growth Portfolio*	6,427,732	61,899,057
AST Goldman Sachs Concentrated Growth Portfolio	2,521,278	79,016,854
AST Goldman Sachs Large-Cap Value Portfolio	2,943,487	51,864,233
AST Goldman Sachs Mid-Cap Growth Portfolio	1,259,698	6,613,416
AST Goldman Sachs Small-Cap Value Portfolio	1,409,744	17,071,994
AST International Growth Portfolio	13,849,274	164,252,385
AST International Value Portfolio	9,929,664	152,519,644
AST Jennison Large-Cap Growth Portfolio*	7,429,532	104,236,328
AST Jennison Large-Cap Value Portfolio	8,252,333	103,979,396
AST Large-Cap Value Portfolio	7,193,728	102,150,941
AST Lord Abbett Core Fixed-Income Portfolio	22,125,495	254,443,194
AST Marsico Capital Growth Portfolio	5,467,818	116,792,598
AST MFS Growth Portfolio*	10,583,401	118,216,585
AST MFS Large-Cap Value Portfolio	4,826,576	49,520,673
AST Mid-Cap Value Portfolio	1,255,880	16,841,352
AST Money Market Portfolio	76,634,245	76,634,245
AST Neuberger Berman Core Bond Portfolio	8,219,105	87,040,325
AST Neuberger Berman Mid-Cap Growth Portfolio*	371,984	9,080,137
AST PIMCO Total Return Bond Portfolio	38,222,208	478,542,041
AST Prudential Core Bond Portfolio	53,561,152	578,996,053
AST Small-Cap Growth Portfolio*	3,060,417	69,349,058
AST Small-Cap Value Portfolio	2,667,173	39,794,227
AST T. Rowe Price Equity Income Portfolio	15,974,677	151,759,434
AST T. Rowe Price Large-Cap Growth Portfolio*	7,324,768	104,817,429
AST Western Asset Core Plus Bond Portfolio	28,683,104	307,482,871

TOTAL AFFILIATED MUTUAL FUNDS (cost $3,239,465,968)(w)		3,355,092,275

EXCHANGE TRADED FUNDS — 6.9%
iShares iBoxx $ High Yield Corporate Bond Fund(a)	629,320	58,747,022
iShares MSCI Emerging Markets Index Fund	900,900	39,954,915
iShares MSCI Germany Index Fund(a)	602,700	14,898,744
SPDR S&P 500 ETF Trust	708,100	100,918,412
SPDR S&P Bank ETF(a)	728,000	17,348,240
Technology Select Sector SPDR Fund(a)	590,431	17,092,977

TOTAL EXCHANGE TRADED FUNDS (cost $240,829,725)		248,960,310

TOTAL LONG-TERM INVESTMENTS (cost $3,480,295,693)		3,604,052,585

SHORT-TERM INVESTMENT — 2.5%
AFFILIATED MONEY MARKET MUTUAL FUND	Shares	Value (Note 2)

Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $91,988,426; includes $86,883,618 of cash collateral for securities on loan)(b)(w)(Note 4)	91,988,426	$91,988,426

TOTAL INVESTMENTS — 102.2% (cost $3,572,284,119)		3,696,041,011
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.2)%		(79,159,575)

NET ASSETS — 100.0%		$3,616,881,436

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
iBoxx	Bond Market Indices
MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $85,707,065; cash collateral of $86,883,618 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST MODERATE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$3,447,080,701	$—	$—
Exchange Traded Funds	248,960,310	—	—

Total	$3,696,041,011	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Investment Type
Core Bonds	47.2%
Large/Mid-Cap Growth	19.1
Large/Mid-Cap Value	9.1
Exchange Traded Funds	6.9
Money Market (2.3% represents investments purchased with collateral from securities on loan)	6.0
International Growth	4.5%
International Value	4.2
Small-Cap Growth	3.6
Small-Cap Value	1.6

102.2
Liabilities in excess of other assets	(2.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST MODERATE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $85,707,065:
Affiliated investments (cost $3,331,454,394)	$3,447,080,701
Unaffiliated investments (cost $240,829,725)	248,960,310
Receivable for fund share sold	11,424,634
Dividends and interest receivable	1,400,896
Prepaid expenses	3,576

Total Assets	3,708,870,117

LIABILITIES:
Payable to broker for collateral for securities on loan	86,883,618
Payable for investments purchased	4,607,734
Advisory fees payable	318,624
Accrued expenses and other liabilities	177,973
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	241
Payable to custodian	13

Total Liabilities	91,988,681

NET ASSETS	$3,616,881,436

Net assets were comprised of:
Paid-in capital	$3,377,785,519
Retained earnings	239,095,917

Net assets, December 31, 2012	$3,616,881,436

Net asset value and redemption price per share, $3,616,881,436 / 354,177,024 outstanding shares of beneficial interest	$10.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Affiliated dividend income	$19,300,848
Unaffiliated dividend income	7,885,855
Affiliated income from securities lending, net	792,593
Interest income	62

27,979,358

EXPENSES
Advisory fees	8,636,354
Custodian and accounting fees	199,000
Shareholders’ reports	64,000
Loan interest expense (Note 7)	35,978
Trustees’ fees	35,000
Audit fee	28,000
Legal fees and expenses	20,000
Commitment fee on syndicated credit agreement	11,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Insurance expenses	6,000
Miscellaneous	10,406

Total expenses	9,055,738
Less: advisory fee waivers and/or expense reimbursement	(2,849,210)

Net expenses	6,206,528

NET INVESTMENT INCOME	21,772,830

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $59,384,537)	84,841,968
Net capital gain distribution received (including affiliated $8,938,268)	8,938,268

93,780,236

Net change in unrealized appreciation (depreciation) on investments (including affiliated $138,280,241)	144,477,952

NET GAIN ON INVESTMENTS	238,258,188

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$260,031,018

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$21,772,830	$15,827,472
Net realized gain on investment transactions	93,780,236	74,544,024
Net change in unrealized appreciation (depreciation) on investments	144,477,952	(197,007,479)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	260,031,018	(106,635,983)

DISTRIBUTIONS	(90,554,817)	(43,447,541)

FUND SHARE TRANSACTIONS:
Fund share sold [177,293,430 and 163,474,287 shares, respectively]	1,769,910,442	1,590,467,781
Fund share issued in reinvestment of distributions [9,452,486 and 4,406,444 shares, respectively]	90,554,817	43,447,541
Fund share repurchased [61,444,091 and 137,280,161 shares, respectively]	(609,575,586)	(1,261,875,143)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,250,889,673	372,040,179

TOTAL INCREASE IN NET ASSETS	1,420,365,874	221,956,655
NET ASSETS:
Beginning of year	2,196,515,562	1,974,558,907

End of year	$3,616,881,436	$2,196,515,562

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 88.6% ASSET-BACKED SECURITIES — 1.3%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Bear Stearns Asset-Backed Securities Trust, Series 2007-HE7, Class 1A1	Caa2	1.210%(c)	10/25/37		$3,527	$2,833,477
Black Diamond CLO Delaware Corp. (Cayman Islands), Series 2005-1A, Class A1A, 144A	Aaa	0.559%(c)	06/20/17		25	24,907
BlueMountain CLO Ltd. (Cayman Islands), Series 2005-1A, Class A1F, 144A	Aaa	0.548%(c)	11/15/17		1,201	1,186,846
Carrington Mortgage Loan Trust, Series 2007-HE1, Class A1	Ba3	0.310%(c)	06/25/37		1,520	1,455,099
Centurion CDO VII Ltd. (Cayman Islands), Series 2004-7A, Class A1A, 144A	Aaa	0.683%(c)	01/30/16		202	201,220
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB6, Class A1, 144A	Ca	0.330%(c)	07/25/37		932	460,026
EFS Volunteer LLC, Series 2010-1, Class A1, 144A	AAA(d)	1.165%(c)	10/26/26		1,275	1,272,446
First NLC Trust, Series 2007-1, Class A1, 144A	Caa2	0.280%(c)	08/25/37		1,853	810,593
Household Home Equity Loan Trust, Series 2005-1, Class A	Aaa	0.501%(c)	01/20/34		1,673	1,621,428
Kingsland I Ltd. (Cayman Islands), Series 2005-1A, Class A1A, 144A	Aaa	0.560%(c)	06/13/19(g)		4,246	4,210,264
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.770%(c)	10/25/34		23	20,612
Magnolia Funding Ltd. (United Kingdom), Series 2010-1A, Class A1, 144A	NR	3.000%	04/20/17	EUR	254	335,850
Renaissance Home Equity Loan Trust, Series 2003-3, Class A	A2	0.710%(c)	12/25/33		301	286,299
Renaissance Home Equity Loan Trust, Series 2004-3, Class AV2A	Aaa	0.570%(c)	11/25/34		157	141,217
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2A	Ca	0.340%(c)	05/25/37		1,372	769,245

TOTAL ASSET-BACKED SECURITIES (cost $18,543,411)						15,629,529

BANK LOANS(c) — 0.8%
Financial Services — 0.4%
Springleaf Financial Corp., Term Loan	B3	5.500%	05/10/17		4,200	4,172,440

Healthcare Products
Biomet, Inc., Term Loan B	B1	3.210%	03/25/15		7	6,887
Biomet, Inc., Term Loan B	B1	3.210%	03/25/15		30	30,339

						37,226

Healthcare Providers & Services — 0.4%
HCA, Inc., Term Loan A-2	Ba3	2.711%	05/02/16		3,650	3,639,963
HCA, Inc., Term Loan B-2	Ba3	3.561%	03/30/17		1,329	1,331,994

						4,971,957

Telecommunications
Vodafone, Term Loan	NR	6.875%	08/17/15		222	227,597

TOTAL BANK LOANS (cost $9,416,124)						9,409,220

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.6%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A	NR	2.509%(c)	11/15/15		10,368	10,346,468
Barclays Capital Re-REMIC Trust, Series 2010-LEAF, Class 26A, 144A	NR	4.230%	05/22/34		14	14,037

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1, 144A	Aaa	3.156%	07/10/46		$4,125	$4,355,657
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A	Aaa	0.751%(c)	07/09/21		4,183	4,162,710

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $18,246,623)						18,878,872

CORPORATE OBLIGATIONS — 22.4%
Banking — 0.1%
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	Ba1	0.890%	06/16/15	JPY	100,000	1,050,802

Beverages — 0.5%
Coca-Cola Enterprises, Inc., Sr. Unsec’d. Notes	A3	1.125%	11/12/13		3,000	3,013,434
Pernod-Ricard SA (France), Sr. Unsec’d. Notes, MTN	Baa3	7.000%	01/15/15	EUR	1,500	2,213,607

						5,227,041

Computer Services & Software — 0.3%
Hewlett-Packard Co., Sr. Unsec’d. Notes	Baa1	0.592%(c)	05/24/13		3,400	3,390,157

Diversified Financial Services — 0.3%
DanFin Funding Ltd. (Ireland), Gov’t. Liquid Gtd. Notes, 144A	Aaa	1.034%(c)	07/16/13		3,000	3,008,016
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	3.450%	11/02/15		800	833,527

						3,841,543

Electric — 0.4%
Orange & Rockland Utilities, Inc., Sr. Unsec’d. Notes, 144A	Baa1	2.500%	08/15/15(g)		1,500	1,544,153
Tokyo Electric Power Co., Inc. (The) (Japan), Sec’d. Notes	Ba2	4.500%	03/24/14	EUR	2,000	2,677,614

						4,221,767

Financial Services — 5.6%
Ally Financial, Inc., Gtd. Notes	B1	3.510%(c)	02/11/14		7,300	7,430,451
Ally Financial, Inc., Series 8, Gtd. Notes	B1	6.750%	12/01/14		100	108,000
American Express Bank FSB, Sr. Unsec’d. Notes	A2	5.500%	04/16/13		2,600	2,637,609
American Express Credit Corp., Sr. Unsec’d. Notes, MTN	A2	5.875%	05/02/13		500	509,028
Banco Bradesco SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	2.410%(c)	05/16/14		6,900	6,950,791
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	Ba3	5.250%	04/01/14		7,200	7,452,000
Citigroup, Inc., Notes, MTN	Baa2	5.500%	10/15/14		3,000	3,218,523
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	0.593%(c)	11/05/14		2,800	2,779,003
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A, Pass-Through Trust (Guernsey), Pass-Through Certificates, 144A	A3	5.125%	11/30/24		1,000	1,041,250
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	7.000%	04/15/15		1,000	1,115,038
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	8.000%	06/01/14		800	872,310
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.950%	01/18/18		1,000	1,163,693
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	7.500%	02/15/19		6,798	8,553,617
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.400%	07/22/20		390	440,249
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.300%	04/23/19		200	246,752
JPMorgan Chase Bank NA, Sub. Notes	A1	0.871%(c)	05/31/17	EUR	300	383,522

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial Services (continued)
JPMorgan Chase Bank NA, Sub. Notes	A1	4.375%(c)	11/30/21	EUR	1,700	$2,372,786
JPMorgan Chase Bank NA, Sub. Notes	A1	6.000%	10/01/17		$2,400	2,841,216
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes(i)	NR	3.011%	12/23/13		4,200	971,250
Merrill Lynch & Co., Inc. (United Kingdom), Sr. Unsec’d. Notes	Baa2	0.488%(c)	05/30/14	EUR	7,400	9,665,312
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa2	5.450%	07/15/14		1,300	1,377,523
Volkswagen International Finance NV (Netherlands), Gtd. Notes, 144A	A3	1.625%	08/12/13		4,000	4,028,240

						66,158,163

Financial–Bank & Trust — 8.6%
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.500%	01/22/15		2,000	2,113,000
Banco do Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.500%	01/20/16	EUR	5,600	7,877,772
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.250%	01/14/16		1,900	1,971,250
Banco Santander Brazil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	2.408%(c)	03/18/14		8,700	8,668,958
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	1.902%(c)	01/19/16		6,500	6,288,750
Banco Santander Chile (Chile), Sr. Unsec’d. Notes, 144A	Aa3	3.750%	09/22/15		4,500	4,725,527
Banco Votorantim Ltd. (Brazil), Sr. Notes, 144A	Baa2	3.310%(c)	03/28/14		4,400	4,389,336
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	7.625%	06/01/19		900	1,151,614
Canadian Imperial Bank of Commerce (Canada), Covered Bonds, 144A	Aaa	2.600%	07/02/15		4,000	4,203,200
DNB Bank ASA (Norway), Sr. Unsec’d. Notes, 144A	A1	3.200%	04/03/17		5,900	6,283,854
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	Ba1	0.552%(c)	04/05/13		700	696,693
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	Ba1	2.000%	09/15/15		2,000	1,914,332
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	Ba1	2.375%	05/25/16		900	858,604
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	Ba1	3.000%	11/17/14		450	446,429
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	Ba1	5.500%	05/25/16		500	520,468
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes	Ba1	5.500%	06/26/17		500	526,214
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes, MTN	Ba1	1.875%	04/02/13		600	599,426
Eksportfinans ASA (Norway), Sr. Unsec’d. Notes, MTN	Ba1	4.750%	06/11/13	EUR	100	133,460
ICICI Bank Ltd. (India), Sr. Unsec’d. Notes, 144A	Baa2	2.062%(c)	02/24/14		10,600	10,425,418
Korea Development Bank (South Korea), Sr. Unsec’d. Notes	A	5.300%	01/17/13		4,700	4,707,529
Korea Development Bank (South Korea), Sr. Unsec’d. Notes	Aa3	5.750%	09/10/13		2,500	2,578,303
Kreditanstalt Fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes, MTN	Aaa	6.250%	05/19/21	AUD	4,800	5,707,856
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa3	1.240%(c)	01/14/14		6,600	6,647,777
Royal Bank of Scotland PLC (The) (United Kingdom), Series 1, Gtd. Notes	A3	2.732%(c)	08/23/13		4,900	4,953,317
Stadshypotek AB (Sweden), Covered Bonds, 144A	Aaa	0.861%(c)	09/30/13(g)		3,100	3,100,035
Swedbank AB (Sweden), Gov’t. Liquid Gtd. Notes, 144A	AAA(d)	0.790%(c)	01/14/13		8,200	8,200,189

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Financial–Bank & Trust (continued)
UBS AG (Switzerland), Sr. Unsec’d. Notes	A2	1.313%	(c)	01/28/14	$2,100	$2,112,871

						101,802,182

Food — 0.4%
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.000%		02/11/13	2,384	2,397,050
Woolworths Ltd. (Australia), Sr. Unsec’d. Notes, 144A	A3	2.550%		09/22/15	2,400	2,492,897

						4,889,947

Healthcare Providers & Services — 0.4%
Fresenius Medical Care US Finance, Inc., Gtd. Notes	Ba2	6.875%		07/15/17	4,500	5,130,000

Home Builders — 1.8%
D.R. Horton, Inc., Gtd. Notes	Ba2	6.500%		04/15/16	2,500	2,775,000
D.R. Horton, Inc., Gtd. Notes	Ba2	6.875%		05/01/13	5,100	5,176,500
Lennar Corp., Series B, Gtd. Notes	B1	5.600%		05/31/15	9,195	9,792,675
PulteGroup, Inc., Gtd. Notes	B1	5.200%		02/15/15	3,000	3,180,000

						20,924,175

Insurance — 1.4%
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%		08/15/18	3,265	4,289,838
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.450%		05/18/17	1,900	2,182,179
American International Group, Inc., Sr. Unsec’d. Notes, 144A	Baa1	3.750%		11/30/13	5,800	5,949,750
MetLife, Inc., Sr. Unsec’d. Notes	A3	1.563%	(c)	08/06/13	200	201,423
Monumental Global Funding III, Sr. Sec’d. Notes, 144A	A1	0.485%	(c)	01/25/13(g)	1,600	1,600,166
Monumental Global Funding III, Sr. Sec’d. Notes, 144A	A1	0.540%	(c)	01/15/14(g)	2,000	1,998,120

						16,221,476

Investment Companies — 0.5%
FIH Erhvervsbank A/S (Denmark), Gov’t. Liquid Gtd. Notes, 144A	Aaa	0.680%	(c)	06/13/13	6,000	5,948,268

Metals & Mining — 0.4%
CSN Islands XI Corp. (Cayman Islands), Gtd. Notes, 144A	Ba1	6.875%		09/21/19	1,200	1,344,000
CSN Resources SA (Luxembourg), Gtd. Notes, 144A	Ba1	6.500%		07/21/20	2,600	2,821,000

						4,165,000

Oil & Gas — 1.1%
Florida Gas Transmission Co. LLC, Sr. Unsec’d. Notes, 144A	Baa2	4.000%		07/15/15(g)	1,150	1,222,649
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	8.146%		04/11/18	4,900	6,044,150
Reliance Holdings USA, Inc., Sr. Unsec’d. Notes	Baa2	4.500%		10/19/20(g)	300	314,120
Southwestern Energy Co., Gtd. Notes	BBB-(d)	4.100%		03/15/22	900	968,092
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	4.950%		11/15/15	4,100	4,489,193

						13,038,204

SEE NOTES TO FINANCIAL STATEMENTS.

A182

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE OBLIGATIONS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Pipelines — 0.2%
Energy Transfer Partners LP, Sr. Unsec’d. Notes	Baa3	6.000%	07/01/13		$2,600	$2,661,625

Telecommunications — 0.4%
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	5.550%	02/01/14		3,300	3,464,155
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	7.375%	11/15/13		1,500	1,585,451

						5,049,606

TOTAL CORPORATE OBLIGATIONS (cost $254,944,768)						263,719,956

FOREIGN GOVERNMENT BONDS — 6.6%
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	NR	10.000%	01/01/13	BRL	181	88,409
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa3	10.000%	01/01/14	BRL	861	431,300
Brazil Notas do Tesouro Nacional (Brazil), Series F, Sr. Notes	Baa3	10.000%	01/01/17	BRL	6,482	3,331,385
Mexican Bonos (Mexico), Bonds	Baa1	10.000%	12/05/24	MXN	171,100	18,521,933
Netherlands Government Bond (Netherlands), Bonds, 144A	Aaa	0.750%	04/15/15	EUR	13,700	18,357,186
Netherlands Government Bond (Netherlands), Bonds	Aaa	4.000%	07/15/19	EUR	2,700	4,258,505
Republic of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	4.250%	06/01/13		4,270	4,328,512
United Kingdom Gilt (United Kingdom), Bonds	Aaa	1.750%	09/07/22	GBP	8,300	13,406,686
United Kingdom Gilt (United Kingdom), Unsec’d. Notes	Aaa	3.750%	09/07/21	GBP	100	190,793
United Kingdom Gilt (United Kingdom), Unsec’d. Notes	Aaa	4.000%	03/07/22	GBP	7,700	14,997,482

TOTAL FOREIGN GOVERNMENT BONDS (cost $76,241,037)						77,912,191

MUNICIPAL BONDS — 0.6%
California — 0.4%
State of California, General Obligation Unlimited	A1	4.850%	10/01/14		800	850,400
State of California, General Obligation Unlimited	A1	5.650%(c)	04/01/39		3,900	3,947,697

						4,798,097

New Jersey — 0.2%
New Jersey Economic Development Authority, Revenue Bonds	A1	1.308%(c)	06/15/13		1,000	1,002,140
New Jersey Transportation Trust Fund Authority, Revenue Bonds	A1	6.875%	12/15/39		500	589,155

						1,591,295

TOTAL MUNICIPAL BONDS (cost $6,226,876)						6,389,392

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 9.0%
BCAP LLC Trust, Series 2011-RR4, Class 7A1, 144A	NR	5.250%	04/26/37		1,828	1,721,072
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 2A1	Baa3	3.064%(c)	01/25/34		390	394,686
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 2A1	A3	3.010%(c)	02/25/34		444	437,062

SEE NOTES TO FINANCIAL STATEMENTS.

A183

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 13A1	Caa2	3.191%	(c)	11/25/34	$3,736	$3,523,212
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A1	Ba2	2.240%	(c)	08/25/35	460	463,082
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Caa3	3.001%	(c)	09/25/35	2,221	1,745,964
Bear Stearns Alt-A Trust, Series 2005-10, Class 24A1	Ca	2.662%	(c)	01/25/36	3,072	1,916,756
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	Caa3	2.797%	(c)	01/26/36	3,636	2,295,054
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Caa3	2.829%	(c)	12/26/46	3,556	1,973,534
Chase Mortgage Finance Corp., Series 2005-S3, Class A10	Caa1	5.500%		11/25/35	5,900	5,755,639
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A1	B1	2.270%	(c)	09/25/35	917	905,679
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A3	Ba3	1.990%	(c)	09/25/35	205	203,359
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1	A+(d)	6.250%		12/25/33	119	123,501
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J7, Class 4A2	A+(d)	0.610%	(c)	08/25/18	73	70,350
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 144A	Ba2	6.500%		01/25/34	317	317,645
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A1	B3	0.550%	(c)	02/25/35	862	746,602
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 2A1	Caa2	0.500%	(c)	04/25/35	1,358	983,351
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 3A1	Caa3	2.733%	(c)	04/25/35	1,162	795,207
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-R2, Class 1AF1, 144A	Ba1	0.550%	(c)	06/25/35	2,242	1,916,055
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE30, Class A2	Aaa	0.910%	(c)	07/25/32	3	1,959
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE1, Class A2	A2	0.950%	(c)	08/25/32	98	76,754
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1	Aa1	6.500%		04/25/33	42	44,783
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR15, Class 2A1	A3	2.465%	(c)	06/25/33	1,130	1,110,898
Fannie Mae REMICS, Series 1988-22, Class A	Aaa	2.250%	(c)	08/25/18	3	2,786
Fannie Mae REMICS, Series 1996-39, Class H	Aaa	8.000%		11/25/23	36	41,925
Fannie Mae REMICS, Series 2004-11, Class A	Aaa	0.330%	(c)	03/25/34	386	383,900
Fannie Mae REMICS, Series 2006-5, Class 3A2	Aaa	2.711%	(c)	05/25/35	322	341,068
Fannie Mae REMICS, Series 2007-114, Class A6	Aaa	0.410%	(c)	10/27/37	6,000	5,968,374
FHLMC Structured Pass-Through Securities, Series T-57, Class 1A1	Aaa	6.500%		07/25/43	1,714	1,962,319
FHLMC Structured Pass-Through Securities, Series T-59, Class 1A2	Aaa	7.000%		10/25/43	991	1,127,705
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	Aaa	1.535%	(c)	07/25/44	1,382	1,412,049
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	1.360%	(c)	10/25/44	4,779	4,765,754
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	0.244%	(c)	12/25/36	3,065	3,045,213
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1	Ba3	2.555%	(c)	09/25/34	795	785,117

SEE NOTES TO FINANCIAL STATEMENTS.

A184

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A	BBB(d)	3.632%(c)	06/25/34	$831	$819,467
GNMA Structured Securities, Series 2012-H27, Class FA	Aaa	0.610%(c)	10/20/62	31,846	31,931,248
Government National Mortgage Assoc., Series 1998-15, Class C	Aaa	6.500%	06/20/28	869	962,359
Greenpoint Mortgage Funding Trust, Series 2005-AR2, Class A1	Caa2	0.440%(c)	06/25/45	511	375,055
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	BB(d)	3.168%(c)	10/25/33	640	631,418
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	B1	2.745%(c)	06/25/34	120	118,641
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	A+(d)	2.660%(c)	09/25/35	1,587	1,589,436
GSR Mortgage Loan Trust, Series 2005-AR7, Class 5A1	CCC(d)	5.163%(c)	11/25/35	1,185	1,098,967
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1	CCC(d)	2.960%(c)	04/25/36	2,500	2,331,651
Harborview Mortgage Loan Trust, Series 2004-6, Class 3A2A	Ba1	2.974%(c)	08/19/34	1,516	1,366,387
MLCC Mortgage Investors, Inc., Series 2005-2, Class 2A	B3	2.420%(c)	10/25/35	1,167	1,152,483
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	Baa1	1.214%(c)	10/25/35	1,380	1,349,114
NCUA Guaranteed Notes, Series 2010-R2, Class 1A	Aaa	0.578%(c)	11/06/17	5,573	5,585,372
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 3A2	Ba2	2.824%(c)	04/25/34	1,688	1,674,731
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A3	D(d)	2.731%(c)	01/25/36	397	361,157
Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A1	Baa2	0.460%(c)	07/19/35	694	599,328
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	Baa1	2.261%(c)	02/27/34	211	214,245
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR5, Class A7	A3	2.454%(c)	06/25/33	78	79,095
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	Baa1	2.551%(c)	09/25/33	2,392	2,399,847
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR1, Class A	Ba2	2.569%(c)	03/25/34	262	266,147
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A	B1	0.530%(c)	01/25/45	40	37,856
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A	Ba3	0.440%(c)	04/25/45	1,314	1,228,492
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1	Caa1	0.470%(c)	11/25/45	516	477,634
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	B3	1.160%(c)	02/25/46	1,395	1,274,499
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR9, Class 1A	Caa3	1.166%(c)	08/25/46	866	685,654

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $111,554,484)					105,968,697

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.7%
Federal Home Loan Mortgage Corp		2.367%(c)	01/01/34	58	62,252
Federal Home Loan Mortgage Corp		2.460%(c)	12/01/26	19	19,586

SEE NOTES TO FINANCIAL STATEMENTS.

A185

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Mortgage Corp.	2.526%(c)	07/01/29	$40	$43,008
Federal National Mortgage Assoc.	2.385%(c)	01/01/25	5	5,354
Federal National Mortgage Assoc.	2.390%(c)	12/01/29	33	34,136
Federal National Mortgage Assoc.	2.395%(c)	04/01/32	9	8,645
Federal National Mortgage Assoc.	4.000%	03/01/41-04/01/42	40,090	43,749,064
Federal National Mortgage Assoc.	4.500%	04/01/29-12/01/41	8,859	9,611,683
Federal National Mortgage Assoc.	4.500%	TBA	1,000	1,080,195
Federal National Mortgage Assoc.	4.568%(c)	04/01/24	25	25,529
Federal National Mortgage Assoc.	5.186%(c)	03/01/17	58	58,786
Government National Mortgage Assoc.	1.625%(c)	01/20/26-11/20/29	184	190,172
Government National Mortgage Assoc.	1.750%(c)	05/20/24-06/20/26	122	127,247
Government National Mortgage Assoc.	2.000%(c)	07/20/17-07/20/24	29	29,986
Government National Mortgage Assoc.	2.500%(c)	09/20/17	9	9,884

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $53,981,482)				55,055,527

U.S. TREASURY OBLIGATIONS — 41.6%
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.750%	01/15/28	9,100	13,006,595
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.000%	01/15/26	14,800	22,620,384
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%	01/15/25-01/15/27	9,110	14,556,063
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.500%	01/15/29	4,770	7,329,849
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.875%	04/15/29	900	2,099,056
U.S. Treasury Notes	0.125%	08/31/13-09/30/13	59,200	59,184,026
U.S. Treasury Notes	0.250%	10/31/13-08/31/14	52,600	52,627,244
U.S. Treasury Notes	0.375%	06/30/13-07/31/13	26,400	26,436,136
U.S. Treasury Notes	0.500%	10/15/13-11/15/13	125,600	125,925,552
U.S. Treasury Notes	0.750%	08/15/13-10/31/17	108,500	108,867,338
U.S. Treasury Notes	1.000%	08/31/19	27,100	26,941,221
U.S. Treasury Notes	1.125%	06/15/13	600	602,719
U.S. Treasury Notes	1.625%	08/15/22	28,500	28,312,983
U.S. Treasury Notes	3.125%	05/15/21	1,200	1,360,781

TOTAL U.S. TREASURY OBLIGATIONS (cost $488,656,637)				489,869,947

TOTAL LONG-TERM INVESTMENTS (cost $1,037,811,442)				1,042,833,331

SHORT-TERM INVESTMENTS — 11.6%
U.S. TREASURY OBLIGATIONS(n) — 4.2%
U.S. Treasury Bills	0.140%	02/07/13(h)	260	259,995
U.S. Treasury Bills	0.168%	05/30/13(h)	1,111	1,110,532
U.S. Treasury Bills	0.172%	08/22/13	13,088	13,077,255
U.S. Treasury Bills	0.177%	09/19/13	34,900	34,867,892

TOTAL U.S. TREASURY OBLIGATIONS (cost $49,299,289)				49,315,674

REPURCHASE AGREEMENTS(m) — 4.0%
Citigroup Global Markets, Inc., 0.270%, dated 12/31/12, due 01/02/13 in the amount of $5,500,083			5,500	5,500,000
Goldman Sachs & Co., 0.280%, dated 12/31/12, due 01/02/13 in the amount of $4,100,064			4,100	4,100,000
JPMorgan Chase & Co., 0.250%, dated 12/31/12, due 01/02/13 in the amount of $21,000,292			21,000	21,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A186

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

REPURCHASE AGREEMENTS(m) (continued)			Principal Amount (000)#	Value (Note 2)

Morgan Stanley & Co. LLC, 0.250%, dated 12/31/12, due 01/02/13 in the amount of $11,100,154			$11,100	$11,100,000
Morgan Stanley & Co. LLC, 0.260%, dated 12/31/12, due 01/02/13 in the amount of $5,500,079			5,500	5,500,000

TOTAL REPURCHASE AGREEMENTS (cost $47,200,000)				47,200,000

	Interest Rate	Maturity Date
CERTIFICATES OF DEPOSIT(n) — 2.1%
Banco Brasil NY	0.063%	03/26/13	1,200	1,199,151
Banco Brasil NY	1.351%	11/01/13	1,500	1,490,654
Daimler Finance NA	1.802%	10/15/13	6,700	6,657,763
Itau Unibanco NY	1.498%	10/31/13	10,800	10,669,882
Straight Funding	0.180%	02/19/13	5,100	5,099,295

TOTAL CERTIFICATES OF DEPOSIT (cost $25,090,214)				25,116,745

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.2%
Federal Farm Credit Bank	0.150%	03/11/13	13,000	12,998,778
Federal Home Loan Bank	0.180%	05/10/13	500	499,840

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $13,495,941)				13,498,618

AFFILIATED MONEY MARKET MUTUAL FUND — 0.1%			Shares
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,695,337)(w)			1,695,337	1,695,337

	Counterparty		Notional Amount (000)#
OPTIONS PURCHASED*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley USA		$100	719

Put Options
Interest Rate Swap Options,
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, expiring 01/14/13	Royal Bank of Scotland		18,400	3,582
Pay a fixed rate of 3.10% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley USA		100	831

TOTAL OPTIONS PURCHASED (cost $780,029)				5,132

TOTAL SHORT-TERM INVESTMENTS (cost $137,560,810)				136,831,506

SEE NOTES TO FINANCIAL STATEMENTS.

A187

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

				Value (Note 2)

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT AND OPTIONS WRITTEN —100.2% (cost $1,175,372,252)				$1,179,664,837

	Interest Rate	Maturity Date	Principal Amount (000)#
SECURITY SOLD SHORT — (0.3)%
U.S. GOVERNMENT AGENCY OBLIGATION
Federal National Mortgage Assoc. (proceeds received $3,212,814)	4.000%	TBA	$3,000	(3,215,625)

	Counterparty		Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.80% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Credit Suisse First Boston		200	(347)
Pay a fixed rate of 0.80% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	JPMorgan Chase & Co.		1,100	(1,906)

Put Options
Interest Rate Swap Options,
Receive a fixed rate of 3.75% and pay a floating rate based on 3-month LIBOR, expiring 01/14/13	Royal Bank of Scotland		69,400	(7)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Credit Suisse First Boston		200	(170)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	JPMorgan Chase & Co.		1,100	(935)

TOTAL OPTIONS WRITTEN (premiums received $957,925)				(3,365)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT AND OPTIONS WRITTEN — 99.9% (cost $1,171,201,513)				1,176,445,847
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.1%				1,603,280

NET ASSETS — 100.0%				$1,178,049,127

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CDO	Collateralized Debt Obligation
GNMA	Government National Mortgagte Assoc.
FHLMC	Federal Home Loan Mortgage Corporation
FSB	Federal Savings Bank
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

SEE NOTES TO FINANCIAL STATEMENTS.

A188

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

TIPS	Treasury Inflation Protected Securities
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(m)	Repurchase agreements are collateralized by FHLMC (coupon rates 0.75%-4.50%, maturity dates 11/6/14-2/1/41), U.S. Treasury Notes (coupon rate 2.375%, maturity date 10/31/14), U.S. Treasury Bonds (coupon rate 3.50%, maturity date 2/15/39), with the aggregate value, including accrued interest, of $48,168,515.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/10/13	Barclays Capital Group	AUD	121	$126,053	$125,553	$(500)
Expiring 01/10/13	BNP Paribas	AUD	4,226	4,354,403	4,385,032	30,629
Expiring 01/10/13	Hong Kong & Shanghai Bank	AUD	175	183,372	181,586	(1,786)
Expiring 01/10/13	UBS Securities	AUD	382	401,238	396,376	(4,862)
Brazilian Real,
Expiring 02/04/13	Barclays Capital Group	BRL	108	51,210	52,398	1,188
British Pound,
Expiring 01/02/13	Barclays Capital Group	GBP	8,936	14,461,129	14,516,071	54,942
Expiring 01/02/13	Deutsche Bank	GBP	8,935	14,465,765	14,514,446	48,681
Chilean Peso,
Expiring 01/09/13	Hong Kong & Shanghai Bank	CLP	16,035	31,640	33,450	1,810
Expiring 06/05/13	Morgan Stanley	CLP	16,035	32,638	32,791	153
Chinese Yuan,
Expiring 02/01/13	Deutsche Bank	CNY	62,944	9,932,858	10,077,277	144,419
Expiring 08/05/13	Deutsche Bank	CNY	12,000	1,915,709	1,900,497	(15,212)
Expiring 08/05/13	UBS Securities	CNY	36,315	5,750,602	5,751,388	786
Expiring 11/25/13	JPMorgan Chase	CNY	153,047	24,180,000	24,093,395	(86,605)
Expiring 04/07/16	JPMorgan Chase	CNY	12,107	2,040,000	1,834,427	(205,573)
Malaysian Ringgit,
Expiring 01/25/13	UBS Securities	MYR	65,067	21,118,085	21,238,253	120,168
Mexican Peso,
Expiring 04/03/13	Deutsche Bank	MXN	1,144	87,335	87,699	364
Expiring 04/03/13	JPMorgan Chase	MXN	7,354	562,026	564,001	1,975

SEE NOTES TO FINANCIAL STATEMENTS.

A189

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
South African Rand,
Expiring 01/30/13	JPMorgan Chase	ZAR	236	$26,722	$27,745	$1,023

				$99,720,785	$99,812,385	$91,600

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/10/13	Barclays Capital Group	AUD	379	$400,092	$393,262	$6,830
Expiring 01/10/13	Hong Kong & Shanghai Bank	AUD	362	376,880	375,622	1,258
Expiring 01/10/13	JPMorgan Chase	AUD	25,442	26,289,219	26,399,428	(110,209)
Brazilian Real,
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	6,850	3,317,959	3,329,423	(11,464)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	284	135,000	138,177	(3,177)
Expiring 02/04/13	JPMorgan Chase	BRL	13,685	6,500,000	6,651,999	(151,999)
British Pound,
Expiring 01/02/13	Goldman Sachs & Co.	GBP	17,871	28,601,463	29,030,516	(429,053)
Expiring 02/04/13	Barclays Capital Group	GBP	8,936	14,459,824	14,514,622	(54,798)
Expiring 02/04/13	Deutsche Bank	GBP	8,935	14,464,872	14,512,999	(48,127)
Chilean Peso,
Expiring 01/09/13	Morgan Stanley	CLP	16,035	33,268	33,450	(182)
Chinese Yuan,
Expiring 02/01/13	Deutsche Bank	CNY	14,932	2,315,000	2,390,540	(75,540)
Expiring 02/01/13	JPMorgan Chase	CNY	106,605	16,731,590	17,067,274	(335,684)
Euro,
Expiring 03/18/13	Barclays Capital Group	EUR	492	652,635	649,863	2,772
Expiring 03/18/13	Royal Bank of Scotland Group PLC	EUR	23,722	30,631,341	31,333,441	(702,100)
Expiring 03/18/13	Westpac Banking Corp.	EUR	23,721	30,724,483	31,332,120	(607,637)
Indonesia Rupiah,
Expiring 01/30/13	Morgan Stanley	IDR	506,477	51,697	52,357	(660)
Japanese Yen,
Expiring 01/17/13	Credit Suisse First Boston Corp.	JPY	93,255	1,118,367	1,076,569	41,798
Malaysian Ringgit,
Expiring 01/25/13	UBS Securities	MYR	64,959	21,142,000	21,202,957	(60,957)
Mexican Peso,
Expiring 04/03/13	Deutsche Bank	MXN	216,345	16,655,986	16,591,883	64,103
Expiring 04/03/13	Deutsche Bank	MXN	40,090	3,026,000	3,074,576	(48,576)
Philippine Peso,
Expiring 03/25/13	Citigroup Global Markets	PHP	2,033	48,745	49,541	(796)
Singapore Dollar,
Expiring 01/25/13	Goldman Sachs & Co.	SGD	165	134,837	135,102	(265)

				$217,811,258	$220,335,721	$(2,524,463)

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
	$36,100	07/10/16	0.780%	Daily Effective Federal Funds Rate(1)	$65,915	$6,896	$59,019	Goldman Sachs & Co.
AUD	12,500	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	1,015,188	(61,583)	1,076,771	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A190

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
AUD	11,300	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	$917,730	$(60,297)	$978,027	Barclays Bank PLC
AUD	6,700	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	544,141	(34,183)	578,324	UBS AG
AUD	3,200	06/15/22	4.750%	6 month Australian Bank Bill rate(1)	259,888	(19,518)	279,406	Citigroup, Inc.
BRL	193,100	01/02/15	10.140%	Brazilian interbank overnight lending rate(1)	4,844,782	48,272	4,796,510	HSBC Bank USA
BRL	32,500	01/02/15	10.140%	Brazilian interbank overnight lending rate(1)	817,172	6,232	810,940	Deutsche Bank AG
BRL	13,600	01/02/15	10.120%	Brazilian interbank overnight lending rate(1)	338,737	—	338,737	Barclays Bank PLC
BRL	21,400	01/02/17	8.860%	Brazilian interbank overnight lending rate(1)	200,540	196,222	4,318	Bank of America
BRL	8,100	01/02/17	9.010%	Brazilian interbank overnight lending rate(1)	88,219	102,439	(14,220)	JPMorgan Chase & Co.

					$9,092,312	$184,480	$8,907,832

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Value at December 31, 2012	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
	$86,123	09/21/21	4.000%	3 month LIBOR(1)	$3,082,030	$6,389,551	$3,307,521
	34,300	12/19/22	1.750%	3 month LIBOR(1)	229,810	182,290	(47,520)
	66,600	06/20/32	2.750%	3 month LIBOR(1)	(754,763)	(1,924,792)	(1,170,029)
	6,000	12/19/42	2.500%	3 month LIBOR(1)	91,864	367,461	275,597
AUD	15,300	03/15/23	4.000%	6 month Australian Bank Bill rate(1)	(83,486)	176,196	259,682
AUD	12,500	03/15/23	3.750%	6 month Australian Bank Bill rate(1)	(37,245)	(129,914)	(92,669)

					$2,528,210	$5,060,792	$2,532,582

(1)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A191

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at December 31, 2012(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
BP Capital Markets America	06/20/15	5.000%		$1,950	0.323%	$231,371	$15,249	$216,122	Goldman Sachs & Co.
BP Capital Markets America	06/20/15	5.000%		1,400	0.323%	166,113	20,978	145,135	Goldman Sachs & Co.
BP Capital Markets America	06/20/15	5.000%		700	0.323%	82,959	(10,936)	93,895	Goldman Sachs & Co.
Citigroup, Inc.	09/20/14	1.000%		8,600	0.478%	80,645	(87,394)	168,039	Deutsche Bank AG
Dell, Inc.	12/20/17	1.000%		1,800	2.153%	(102,493)	(133,957)	31,464	Goldman Sachs & Co.
Federal Republic of Brazil	03/20/16	1.000%		6,200	0.712%	58,611	(37,673)	96,284	Citigroup, Inc.
Japan Gov’t. Series 55	03/20/16	1.000%		4,400	0.424%	77,441	20,483	56,958	Goldman Sachs & Co.
Japan Gov’t. Series 55	03/20/16	1.000%		2,800	0.424%	49,592	16,830	32,762	Royal Bank of Scotland PLC
Lloyds Bank	09/20/17	3.000%	EUR	4,300	1.212%	470,496	33,094	437,402	Morgan Stanley
Lloyds Bank	09/20/17	3.000%	EUR	1,200	1.212%	131,301	11,065	120,236	Deutsche Bank AG
People’s Republic of China	09/20/16	1.000%		4,400	0.431%	96,449	(13,997)	110,446	Morgan Stanley

						$1,342,485	$(166,258)	$1,508,743

The Portfolio entered into credit default swap agreements on corporate and sovereign issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)		Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Chesapeake Energy Corp.	06/20/14		$1,280	5.000%	$(49,138)	$12,789	$(61,927)	Goldman Sachs & Co.
Credit Agricole SA	12/20/16	EUR	2,800	1.000%	20,996	219,670	(198,674)	Citigroup, Inc.
Credit Agricole SA	12/20/16	EUR	1,650	1.000%	12,372	133,204	(120,832)	Goldman Sachs & Co.
D.R. Horton, Inc.	06/20/13		5,600	1.000%	(20,154)	15,372	(35,526)	Barclays Bank PLC
D.R. Horton, Inc.	06/20/16		2,500	1.000%	23,053	91,870	(68,817)	Barclays Bank PLC
DJ iTraxx17Xov2	06/20/17	EUR	9,100	5.000%	(414,627)	106,139	(520,766)	Citigroup, Inc.
DJ iTraxx17Xov2	06/20/17	EUR	4,500	5.000%	(205,035)	21,987	(227,022)	Credit Suisse First Boston
DJ iTraxx17Xov2	06/20/17	EUR	1,600	5.000%	(72,704)	120,096	(192,800)	Bank of America
DJ iTraxx18Xov2	12/20/17	EUR	9,800	5.000%	(113,347)	94,636	(207,983)	Barclays Bank PLC
DJ iTraxx18Xov2	12/20/17	EUR	8,640	5.000%	(100,325)	312,000	(412,325)	Morgan Stanley
DJ iTraxx18Xov2	12/20/17	EUR	7,400	5.000%	(85,589)	142,208	(227,797)	HSBC Bank USA
DJ iTraxx9EU 7YR Tranche 09-12%	06/20/15	EUR	6,100	1.000%	40,310	700,479	(660,169)	UBS AG
Lennar Corp.	06/20/15		9,200	5.000%	(911,067)	(408,098)	(502,969)	BNP Paribas
Pulte Group, Inc.	03/20/15		3,000	1.000%	(8,013)	104,799	(112,812)	Barclays Bank PLC

					$(1,883,268)	$1,667,151	$(3,550,419)

SEE NOTES TO FINANCIAL STATEMENTS.

A192

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(5)	Fixed Rate	Value at December 31, 2012	Value at Trade Date	Unrealized Appreciation
Exchange-traded credit default swaps — Buy Protection(2):
Dow Jones CDX IG19 5Y Index	03/20/15	$15,900	1.000%	$19,745	$40,203	$20,458

				$19,745	$40,203	$20,458

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$15,293,679	$335,850
Bank Loans	—	9,409,220	—
Certificates of Deposit	—	25,116,745	—
Commercial Mortgage-Backed Securities	—	18,878,872	—
Corporate Obligations	—	262,678,706	1,041,250
Foreign Government Bonds	—	77,912,191	—
Municipal Bonds	—	6,389,392	—
Residential Mortgage-Backed
Securities	—	98,662,253	7,306,444
U.S. Government Agency Obligations	—	68,554,145	—
U.S. Treasury Obligations	—	539,185,621	—
Affiliated Money Market Mutual Fund	1,695,337	—	—
Repurchase Agreements	—	47,200,000	—
Options Purchased	—	5,132	—
Options Written	—	(3,365)	—
Short Sales – U.S. Government Agency Obligation	—	(3,215,625)	—
Other Financial Instruments*
Foreign Forward Currency Contracts	—	(2,432,863)	—
Interest Rate Swaps	2,532,582	8,907,832	—
Credit Default Swaps	20,458	(2,041,676)	—

Total	$4,248,377	$1,170,500,259	$8,683,544

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A193

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Treasury Obligations	45.8%
Residential Mortgage-Backed Securities	9.0
Financial - Bank & Trust	8.6
Foreign Government Bonds	6.6
Financial Services	6.0
U.S. Government Agency Obligations	5.9
Repurchase Agreements	4.0
Certificates of Deposits	2.1
Home Builders	1.8
Commercial Mortgage-Backed Securities	1.6
Insurance	1.4
Asset-Backed Securities	1.3
Oil & Gas	1.1
Healthcare Providers & Services	0.8
Municipal Bonds	0.6

Investment Companies	0.5%
Beverages	0.5
Telecommunications	0.4
Food	0.4
Electric	0.4
Metals & Mining	0.4
Diversified Financial Services	0.3
Computer Services & Software	0.3
Pipelines	0.2
Affiliated Money Market Mutual Fund	0.1
Banking	0.1
U.S. Government Agency Obligation	(0.3)

99.9
Other assets in excess of liabilities	0.1

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	$8,922,052		Unrealized depreciation on over-the-counter swap agreements	$14,220
Interest rate contracts	Premiums paid for swap agreements	360,061		Premiums received for swap agreements	175,581
Interest rate contracts	Unaffiliated investments	5,132		Written options outstanding, at value	3,365
Interest rate contracts	Due from broker-variation margin Unrealized appreciation on foreign	3,842,800	*	Due from broker-variation margin Unrealized depreciation on foreign	1,310,218	*
Foreign exchange contracts	currency forward contracts	522,899		currency forward contracts	2,955,762
Credit contracts	Due from broker-variation margin	20,458	*	—	—
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	1,508,743		Unrealized depreciation on over-the-counter swap agreements	3,550,419
Credit contracts	Premiums paid for swap agreements	2,192,948		Premiums received for swap agreements	692,055

Total		$17,375,093			$8,701,620

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A194

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(1,064,382)	$2,011,017	$2,612,323	$(7,787,628)	$—	$(4,228,670)
Foreign exchange contracts	—	—	—	—	(4,967,217)	(4,967,217)
Credit contracts	—	—	—	(5,451,046)	—	(5,451,046)

Total	$(1,064,382)	$2,011,017	$2,612,323	$(13,238,674)	$(4,967,217)	$(14,646,933)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(369,340)	$(2,432,722)	$(383,107)	$22,747,097	$—	$19,561,928
Foreign exchange contracts	—	—	—	—	563,783	563,783
Credit contracts	—	—	—	(2,229,418)	—	(2,229,418)

Total	$(369,340)	$(2,432,722)	$(383,107)	$20,517,679	$563,783	$17,896,293

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$1,303,407	$1,778,076	$27,197,823	$143,427,282	$273,504,181	$402,887,841	$91,745,176	$32,395,860

(1)	Cost.
(2)	Premium Received.
(3)	Value at Trade Date.
(4)	Value at Settlement Date Payable.
(5)	Value at Settlement Date Receivable.
(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A195

AST PIMCO LIMITED MATURITY BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $1,173,676,915)	$1,177,969,500
Affiliated investments (cost $1,695,337)	1,695,337
Cash	99,038
Foreign currency, at value (cost $795,162)	787,941
Deposit with broker	101,241
Unrealized appreciation on over-the-counter swap agreements	10,430,795
Dividends and interest receivable	6,439,741
Receivable for investments sold	3,212,814
Premiums paid for swap agreements	2,553,009
Due from broker-variation margin	804,427
Unrealized appreciation on foreign currency forward contracts	522,899
Receivable for fund share sold	368,847
Prepaid expenses	17,061

Total Assets	1,205,002,650

LIABILITIES:
Due to broker	9,590,000
Payable for fund share repurchased	5,239,482
Unrealized depreciation on over-the-counter swap agreements	3,564,639
Securities sold short, at value (proceeds received $3,212,814)	3,215,625
Unrealized depreciation on foreign currency forward contracts	2,955,762
Payable for investments purchased	1,076,250
Premiums received for swap agreements	867,636
Advisory fees payable	315,452
Accrued expenses and other liabilities	112,602
Shareholder servicing fees payable	12,232
Written options outstanding, at value (premiums received $957,925)	3,365
Affiliated transfer agent fee payable	478

Total Liabilities	26,953,523

NET ASSETS	$1,178,049,127

Net assets were comprised of:
Paid-in capital	$1,162,179,736
Retained earnings	15,869,391

Net assets, December 31, 2012	$1,178,049,127

Net asset value and redemption price per share, $1,178,049,127 / 111,396,744 outstanding shares of beneficial interest	$10.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$19,756,828
Affiliated dividend income	6,306

19,763,134

EXPENSES
Advisory fees	7,518,707
Shareholder servicing fees and expenses	1,156,724
Custodian and accounting fees	197,000
Audit fee	54,000
Trustees’ fees	21,000
Insurance expenses	13,000
Legal fees and expenses	12,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Interest expense	6,491
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	13,988

Total expenses	9,015,910
Less: shareholder servicing fee waiver	(277,690)

Net expenses	8,738,220

NET INVESTMENT INCOME	11,024,914

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	8,044,339
Futures transactions	2,011,017
Options written transactions	2,612,323
Short sales transactions	(2,656,947)
Swap agreements transactions	(13,238,674)
Foreign currency transactions	(5,998,286)

(9,226,228)

Net change in unrealized appreciation (depreciation) on:
Investments	30,330,866
Futures	(2,432,722)
Options written	(383,107)
Short sales	1,338,288
Swap agreements	20,517,679
Foreign currencies	659,310

50,030,314

NET GAIN ON INVESTMENTS	40,804,086

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,829,000

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$11,024,914	$14,240,386
Net realized gain (loss) on investment and foreign currency transactions	(9,226,228)	34,928,822
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	50,030,314	(24,924,966)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	51,829,000	24,244,242

DISTRIBUTIONS	(49,170,671)	(28,670,144)

FUND SHARE TRANSACTIONS:
Fund share sold [31,050,098 and 36,592,206 shares, respectively]	329,441,445	387,154,027
Fund share issued in reinvestment of distributions [4,723,407 and 2,735,701 shares, respectively]	49,170,671	28,670,144
Fund share repurchased [21,681,387 and 33,549,682 shares, respectively]	(229,384,836)	(353,673,797)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	149,227,280	62,150,374

TOTAL INCREASE IN NET ASSETS	151,885,609	57,724,472
NET ASSETS:
Beginning of year	1,026,163,518	968,439,046

End of year	$1,178,049,127	$1,026,163,518

SEE NOTES TO FINANCIAL STATEMENTS.

A196

AST PIMCO TOTAL RETURN BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 110.8% ASSET-BACKED SECURITIES — 2.1%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

ACA CLO 2006-1 Ltd. (Cayman Islands), Series 2006-1A, Class A1, 144A	Aaa	0.565%(c)	07/25/18		$3,587	$3,491,669
ACE Securities Corp., Series 2006-HE4, Class A2A	Caa3	0.270%(c)	10/25/36		502	166,989
Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1	Aaa	0.485%(c)	09/25/34		1,715	1,647,013
Auto ABS Srl (Italy), Series 2007-2, Class A	A2	0.343%(c)	10/25/20	EUR	6,063	7,997,857
Bear Stearns Asset Backed Securities Trust, Series 2006-AQ1, Class 2A1	Caa1	0.290%(c)	10/25/36		139	133,486
Bear Stearns Asset Backed Securities Trust, Series 2007-HE5, Class 1A1	Ba1	0.300%(c)	06/25/47		431	421,199
BNC Mortgage Loan Trust, Series 2007-2, Class A2	Ba2	0.310%(c)	05/25/37		4,067	3,961,583
Centurion CDO VII Ltd. (Cayman Islands), Series 2004-7A, Class A1A, 144A	Aaa	0.683%(c)	01/30/16		3,832	3,823,177
Citibank Omni Master Trust, Series 2009-A14A, Class A14, 144A	Aaa	2.959%(c)	08/15/18		34,000	35,369,724
Commercial Industrial Finance Corp. (Cayman Islands), Series 2006-2A, Class A1L, 144A	Aaa	0.571%(c)	03/01/21		7,200	6,987,967
Commercial Industrial Finance Corp. (Cayman Islands), Series 2007-1A, Class A1L, 144A	Aaa	0.570%(c)	05/10/21		14,000	13,606,068
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A1	Ca	0.270%(c)	11/25/36		246	116,583
EMC Mortgage Loan Trust, Series 2001-A, Class A, 144A	Ba3	0.950%(c)	05/25/40		1,864	1,715,145
Fannie Mae Grantor Trust, Series 2002-T10, Class A1	Aaa	0.450%(c)	06/25/32		1,618	1,600,043
First NLC Trust, Series 2007-1, Class A1, 144A	Caa2	0.280%(c)	08/25/37		5,587	2,444,644
Fremont Home Loan Trust, Series 2006-E, Class 2A1	Caa2	0.270%(c)	01/25/37		106	48,413
Galaxy CLO Ltd. (Cayman Islands), Series 2005-4A, Class A1VB, 144A	AAA(d)	0.610%(c)	04/17/17		4,864	4,836,083
Galaxy CLO Ltd. (Cayman Islands), Series 2007-8A, Class A, 144A	Aa1	0.555%(c)	04/25/19		17,754	17,119,070
GE-WMC Mortgage Securities LLC, Series 2006-1, Class A2A	Ca	0.250%(c)	08/25/36		67	26,413
Hillmark Funding (Cayman Islands), Series 2006-1A, Class A1, 144A	Aaa	0.562%(c)	05/21/21		30,400	29,323,779
Household Home Equity Loan Trust, Series 2005-1, Class A	Aaa	0.501%(c)	01/20/34		4,286	4,154,911
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A2	Ba2	0.290%(c)	03/25/37		336	335,303
JPMorgan Mortgage Acquisition Corp., Series 2007-HE1, Class AV1	Caa1	0.270%(c)	03/25/47		1,426	1,319,584
Lehman XS Trust, Series 2006-14N, Class 1A2	C	0.450%(c)	09/25/46		230	19,943
Lehman XS Trust, Series 2006-16N, Class A4B	C	0.450%(c)	11/25/46		390	80,491
Lehman XS Trust, Series 2006-GP2, Class 3A2	C	0.440%(c)	06/25/46		162	11,330
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1	Aaa	0.770%(c)	10/25/34		127	112,680
Magnolia Funding Ltd. (United Kingdom), Series 2010-1A, Class A1, 144A	NR	3.000%	04/20/17	EUR	193	255,246
MASTR Asset Backed Securities Trust, Series 2007-HE1, Class A1	B2	0.290%(c)	05/25/37		324	319,198
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1	Ca	0.260%(c)	11/25/36		9	3,757
Morgan Stanley Mortgage Loan Trust, Series 2006-12XS, Class A6A	Caa3	5.726%	10/25/36		487	284,016

SEE NOTES TO FINANCIAL STATEMENTS.

A197

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A3	Ca	0.570%(c)	04/25/37		$1,158	$545,423
Octagon Investment Partners VII Ltd. (Cayman Islands), Series 2004-7A, Class A1L, 144A	Aaa	0.671%(c)	12/02/16		1,633	1,626,903
Residential Asset Mortgage Products, Inc., Series 2003-RS11, Class MII1	A3	1.305%(c)	12/25/33		5,374	3,996,088
Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1, Class A2A	Ca	0.270%(c)	12/25/36		161	46,776
SLM Student Loan Trust, Series 2009-CT, Class 1A, 144A	Aaa	2.350%(c)	04/15/39(g)		1,873	1,884,990
SLM Student Loan Trust, Series 2010-C, Class A2, 144A	Aaa	2.859%(c)	12/16/19		2,200	2,256,870
Soundview Home Equity Loan Trust, Series 2006-NLC1, Class A1, 144A	Caa3	0.270%(c)	11/25/36		247	86,040
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1	Caa1	0.290%(c)	06/25/37		1,492	1,398,718
Wind River CLO Ltd. (Cayman Islands), Series 2004-1A, Class A1, 144A	Aaa	0.639%(c)	12/19/16		13,954	13,785,893

TOTAL ASSET-BACKED SECURITIES (cost $171,927,005)						167,361,065

BANK LOANS(c) — 0.3%
Financial Services — 0.3%
Springleaf Financial Corp., Initial Loan	B3	5.500%	05/28/17		23,000	22,849,074

Healthcare Providers & Services
HCA, Inc., Tranche Term Loan A-2	Ba3	2.712%	05/02/16		2,457	2,449,975

TOTAL BANK LOANS (cost $25,341,737)						25,299,049

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.3%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 144A	NR	2.509%(c)	11/15/15		16,570	16,536,078
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4	Aaa	5.331%	02/11/44		400	452,773
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4	AAA(d)	5.471%(c)	01/12/45		1,100	1,281,291
Credit Suisse Mortgage Capital Certificates, Series 2007-C1, Class A3	A1	5.383%	02/15/40		1,100	1,220,837
European Loan Conduit (Ireland), Series 25X, Class A	Aa3	0.342%(c)	05/15/19	EUR	590	732,064
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4	Aaa	4.799%(c)	08/10/42		200	214,037
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5	Aa2	5.224%(c)	04/10/37		34,978	38,646,590
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4	Aa3	5.444%	03/10/39		800	921,377
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A3A	Aaa	4.678%	07/15/42		487	492,147
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3, 144A	AAA(d)	4.070%	11/15/43		12,200	13,740,933
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3	AA-(d)	5.866%(c)	09/15/45		17,600	20,983,213
Merrill Lynch Floating Trust, Series 2008-LAQA, Class A1, 144A	Aaa	0.751%(c)	07/09/21		7,723	7,685,003

SEE NOTES TO FINANCIAL STATEMENTS.

A198

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4	Aa3	5.485%(c)	03/12/51	$2,300	$2,653,823
Morgan Stanley Capital I, Inc., Series 2007-IQ16, Class A4	AA+(d)	5.809%	12/12/49	200	237,534
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4A, 144A	Aaa	5.789%(c)	08/12/45	100	116,673
Wachovia Bank Commercial Mortgage Trust, Series 2007-WHL8, Class A1, 144A	Aaa	0.289%(c)	06/15/20	3,860	3,798,713

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $100,100,660)					109,713,086

CORPORATE BONDS — 19.3%
Agriculture
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	372	520,773

Airlines
UAL 1991 Pass-Through Trust AB, Pass-Through Certificates	NR	10.020%	03/22/14(g)	432	235,622

Automobiles — 0.1%
Daimler Finance North America LLC, Gtd. Notes, 144A	A3	1.510%(c)	09/13/13	9,800	9,854,870

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	0.863%(c)	01/27/14	20,500	20,608,097

Biotechnology — 0.4%
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	3.625%	05/15/22	1,500	1,611,969
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	6.150%	06/01/18	22,000	26,727,888

					28,339,857

Building Materials
Urbi Desarrollos Urbanos SAB De CV (Mexico), Gtd. Notes, 144A	Ba3	8.500%	04/19/16	1,745	1,718,825

Chemicals — 0.1%
Braskem Finance Ltd. (Cayman Islands), Gtd. Notes, 144A	Baa3	5.750%	04/15/21	3,300	3,473,250

Diversified Financial Services — 0.3%
Banque PSA Finance (France), Sr. Unsec’d. Notes, 144A	Baa3	2.254%(c)	04/04/14(g)	14,700	14,516,632
Fifth Third Bancorp, Sub. Notes	Baa2	0.729%(c)	12/20/16	2,300	2,213,794
Gazprom OAO Via White Nights Finance BV (Netherlands), Sr. Unsec’d. Notes	Baa1	10.500%	03/08/14	6,500	7,133,750
Gazprom OAO Via White Nights Finance BV (Netherlands), Sr. Unsec’d. Notes	Baa1	10.500%	03/25/14	300	329,640
Odebrecht Drilling Norbe VIII/IX Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	Baa3	6.350%	06/30/21	2,755	3,092,487

					27,286,303

Electric — 0.4%
Ameren Illinois Co., Sr. Sec’d. Notes	A3	6.250%	04/01/18	10,300	12,488,225
Enel Finance International NV (Netherlands), Gtd. Notes, 144A	Baa2	6.800%	09/15/37(g)	11,100	11,593,950

SEE NOTES TO FINANCIAL STATEMENTS.

A199

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Electric (continued)
Nisource Finance Corp., Gtd. Notes	Baa3	6.125%	03/01/22		$9,800	$11,744,702

						35,826,877

Financial Services — 5.9%
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Sr. Unsec’d. Notes	Baa1	7.700%	08/07/13		1,000	1,042,650
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Sr. Unsec’d. Notes	Baa1	8.700%	08/07/18		2,300	2,979,075
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland), Sr. Unsec’d. Notes, 144A	Baa1	8.700%	08/07/18		2,300	2,979,075
Ally Financial, Inc., Gtd. Notes	B1	3.510%(c)	02/11/14		4,400	4,478,628
Ally Financial, Inc., Gtd. Notes	B1	3.709%(c)	06/20/14		11,100	11,354,967
Ally Financial, Inc., Gtd. Notes	B1	7.500%	09/15/20		8,100	9,780,750
Bank One Capital III, Ltd. Gtd. Notes	Baa2	8.750%	09/01/30		1,100	1,513,711
Citigroup, Inc., Notes, MTN	Baa2	5.500%	10/15/14		22,100	23,709,786
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	1.790%(c)	01/13/14		11,600	11,706,685
Citigroup, Inc., Sub. Notes	Baa3	4.875%	05/07/15		5,200	5,528,167
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	5.625%	09/15/15		10,400	11,388,354
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	7.000%	04/15/15		11,900	13,268,952
General Electric Capital Corp., Jr. Sub. Notes	Baa1	7.125%(c)	12/15/49		1,400	1,582,000
General Electric Capital Corp., Sub. Notes	A2	6.375%(c)	11/15/67		16,775	17,697,625
General Electric Capital Corp., Sub. Notes, 144A	A2	5.500%(c)	09/15/67	EUR	16,900	22,193,809
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	0.540%(c)	05/23/16	EUR	6,900	8,744,666
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	1.312%(c)	02/07/14		11,600	11,633,895
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.950%	01/18/18		17,700	20,597,366
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	6.150%	04/01/18		6,200	7,283,562
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, MTN	A3	0.549%(c)	01/30/17	EUR	900	1,126,751
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba2	6.750%	09/01/16		5,400	6,061,500
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	5.750%	05/15/16		1,400	1,475,725
JPMorgan Chase & Co., Jr. Sub. Notes	Ba1	7.900%(c)	04/29/49		9,000	10,197,090
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	6.000%	01/15/18		5,100	6,105,654
JPMorgan Chase & Co., Sr. Unsec’d. Notes, MTN	A2	0.434%(c)	09/26/13	EUR	1,100	1,452,997
JPMorgan Chase Bank NA, Sub. Notes	A1	0.871%(c)	05/31/17	EUR	6,400	8,181,795
JPMorgan Chase Bank NA, Sub. Notes	A1	6.000%	10/01/17		1,800	2,130,912
LBG Capital No. 1 PLC (United Kingdom), Bank Gtd. Notes	B1	7.869%	08/25/20	GBP	7,850	13,517,114
LBG Capital No. 1 PLC (United Kingdom), Bank Gtd. Notes, 144A	BB-(d)	8.500%(c)	12/29/49(g)		700	773,066
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	Baa2	0.488%(c)	05/30/14	EUR	11,600	15,151,030
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa2	0.456%(c)	01/31/14	EUR	14,100	18,480,324
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa2	0.490%(c)	08/25/14	EUR	3,100	4,037,541
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	Baa2	6.875%	04/25/18		7,500	9,040,905
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	1.293%(c)	04/29/13		11,700	11,726,536
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	1.916%(c)	01/24/14		4,600	4,629,665
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Baa1	6.250%	08/28/17		15,900	18,198,377
SLM Corp., Sr. Notes, MTN	Ba1	6.250%	01/25/16		2,300	2,501,250

SEE NOTES TO FINANCIAL STATEMENTS.

A200

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial Services (continued)
SLM Corp., Sr. Unsec’d. Notes	Ba1	0.513%(c)		06/17/13	EUR	5,900	$7,679,999
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	0.615%(c)		01/27/14		$10,000	9,906,110
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%		06/15/18		10,000	11,700,000
Societe Generale (France), Jr. Sub. Notes	Ba2	9.375%(c)		09/29/49	EUR	2,000	2,949,549
Societe Generale (France), Jr. Sub. Notes, 144A	Ba2	5.922%(c)		04/29/49(g)		1,600	1,472,016
Springleaf Finance Corp., Sr. Unsec’d. Notes	Caa1	3.250%		01/16/13	EUR	8,200	10,820,103
Springleaf Finance Corp., Sr. Unsec’d. Notes	Caa1	4.125%		11/29/13	EUR	12,000	15,697,381
SSIF Nevada LP, Bank Gtd. Notes, 144A	Aa1	1.040%(c)		04/14/14(g)		61,300	61,643,219
Sydney Airport Finance Co. Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	Baa2	5.125%		02/22/21		1,500	1,668,300
Temasek Financial I Ltd. (Singapore), Gtd. Notes, 144A	Aaa	4.300%		10/25/19		2,900	3,333,431
TNK-BP Finance SA (Luxembourg), Gtd. Notes	Baa2	7.250%		02/02/20		1,700	2,061,250
TNK-BP Finance SA (Luxembourg), Gtd. Notes	Baa2	7.875%		03/13/18		5,000	6,069,500
UBS AG (Switzerland), Sr. Unsec’d. Notes	A2	1.313%(c	)	01/28/14		2,000	2,012,258
UBS AG (Switzerland), Sr. Unsec’d. Notes	A2	5.750%		04/25/18		3,100	3,680,143
UBS Preferred Funding Trust V, Jr. Sub. Notes	Ba2	6.243%(c	)	05/29/49		12,400	12,648,000
UFJ Finance Aruba AEC (Aruba), Bank Gtd. Notes	A1	6.750%		07/15/13		400	412,633

							478,005,847

Financial-Bank & Trust — 8.1%
Abbey National Treasury Services PLC (United Kingdom), Bank Gtd. Notes	A(d)	1.661%(c)		06/10/13		56,100	56,154,754
American Express Co., Sr. Unsec’d. Notes	A3	7.250%		05/20/14		10,000	10,882,070
Australia & New Zealand Banking Group Ltd. (Australia), Sr. Unsec’d. Notes, 144A	Aa2	2.125%		01/10/14(g)		14,000	14,197,274
Banco Santander Brasil SA (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.250%		01/14/16		10,000	10,375,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico), Sr. Unsec’d. Notes, 144A	BBB(d)	4.125%		11/09/22		6,700	6,817,250
Bank of America Corp., Sr. Unsec’d. Notes	Baa2	6.500%		08/01/16		5,855	6,761,114
Bank of America Corp., Sr. Unsec’d. Notes, MTN	Baa2	1.733%(c)		01/30/14		37,300	37,611,492
Bank of America Corp., Sub. Notes	Baa3	0.640%(c)		08/15/16		1,900	1,771,505
Bank of America NA, Sub. Notes	Baa1	6.000%		10/15/36		1,900	2,328,026
Bank of China Hong Kong Ltd. (Hong Kong), Sub. Notes, 144A	A1	5.550%		02/11/20		2,900	3,262,097
Bank of Montreal (Canada), Covered Bonds, 144A	Aaa	1.950%		01/30/18		300	312,512
Bank of Montreal (Canada), Covered Bonds, 144A	Aaa	2.850%		06/09/15		4,400	4,647,280
Bank of Nova Scotia (Canada), Covered Bonds, 144A	Aaa	1.650%		10/29/15		5,300	5,461,178
Bank of Nova Scotia (Canada), Covered Bonds, 144A	Aaa	1.950%		01/30/17		800	833,280
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	A2	2.375%		01/13/14		1,200	1,220,256
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	A2	5.200%		07/10/14		900	957,615
BBVA Bancomer SA (Mexico), Sr. Unsec’d. Notes, 144A	A2	4.500%		03/10/16		4,000	4,250,000
BBVA Bancomer SA (Mexico), Sub. Notes, 144A	A3	6.500%		03/10/21		8,000	8,880,000
BNP Paribas SA (France), Bank Gtd. Notes	A2	1.250%(c)		01/10/14		26,300	26,379,926
BPCE SA (France), Jr. Sub. Notes	Ba2	9.000%(c)		03/29/49	EUR	1,000	1,395,887
BPCE SA (France), Sr. Unsec’d. Notes, 144A	A2	2.375%		10/04/13(g)		2,500	2,509,027

SEE NOTES TO FINANCIAL STATEMENTS.

A201

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Financial–Bank & Trust (continued)
Commonwealth Bank of Australia (Australia), Sr. Unsec’d. Notes, 144A	Aa2	1.108%(c)	09/18/15(g)		$25,000	$25,185,350
Credit Agricole Home Loan SFH (France), Covered Bonds, 144A	Aaa	1.069%(c)	07/21/14(g)		33,500	33,547,141
Credit Agricole SA (France), Jr. Sub. Notes, 144A	Ba2	8.375%(c)	10/29/49		44,500	47,170,000
Credit Agricole SA (France), Jr. Sub. Notes, MTN	Ba2	5.136%(c)	12/29/49	GBP	2,400	3,159,502
Credit Suisse (Switzerland), Sr. Unsec’d. Notes	A1	2.200%	01/14/14		4,800	4,873,248
Danske Bank A/S (Denmark), Sr. Unsec’d. Notes, 144A	Baa1	1.390%(c)	04/14/14		25,000	24,779,175
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes	Aa3	2.750%	01/10/14		200	201,884
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	Aa3	0.793%(c)	04/29/14		26,900	26,539,436
Dexia Credit Local SA (France), Gov’t. Liquid Gtd. Notes, 144A	Aa3	2.750%	04/29/14		5,800	5,881,821
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	4.000%	01/29/21		2,600	2,795,554
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	5.125%	06/29/20		4,200	4,826,212
HSBC Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	Aa3	2.000%	01/19/14(g)		6,100	6,163,147
Itau Unibanco Holding SA (Brazil), Sub. Notes, 144A	Baa2	6.200%	04/15/20		20,700	22,677,978
Lloyds TSB Bank PLC (United Kingdom), Jr. Sub. Notes, 144A	BB+(d)	12.000%(c)	12/29/49		40,400	46,730,276
National Australia Bank Ltd. (Australia), Sr. Unsec’d. Notes, 144A	Aa2	1.067%(c)	04/11/14		31,200	31,393,565
Nordea Bank AB (Sweden), Sr. Unsec’d. Notes, 144A	Aa3	2.125%	01/14/14(g)		1,800	1,817,221
Nordea Eiendomskreditt A/S (Norway), Covered Bonds, 144A	Aaa	0.771%(c)	04/07/15		13,400	13,428,805
Northern Rock Asset Management PLC (United Kingdom), Covered Bonds, 144A	Aaa	5.625%	06/22/17(g)		37,200	43,224,131
Rabobank Nederland NV (Netherlands), Sr. Unsec’d. Notes	NR	6.875%	03/19/20	EUR	10,000	14,674,960
RBS Capital Trust I, Bank Gtd. Notes	B1	4.709%(c)	12/29/49		1,620	1,255,500
RCI Banque SA (France), Sr. Unsec’d. Notes, 144A	Baa2	2.217%(c)	04/11/14(g)		10,200	10,196,114
Royal Bank of Scotland Group PLC (United Kingdom), Jr. Sub. Notes	B1	7.640%(c)	03/29/49		10,200	9,180,000
Royal Bank of Scotland PLC (The) (United Kingdom), Bank Gtd. Notes, 144A	A3	4.875%	08/25/14		1,300	1,370,928
Royal Bank of Scotland PLC (The) (United Kingdom), Sub. Notes	Ba1	2.014%(c)	03/30/15	CAD	17,300	15,031,016
Santander Finance Preferred SA Unipersonal (Spain), Ltd. Gtd. Notes	Ba3	11.300%(c)	07/29/49	GBP	2,400	4,113,127
Santander US Debt SA Unipersonal (Spain), Bank Gtd. Notes, 144A	Baa2	2.991%	10/07/13(g)		6,200	6,202,151
Sberbank of Russia Via SB Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	A3	4.950%	02/07/17		2,900	3,122,364
Sberbank of Russia Via SB Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	A3	6.125%	02/07/22		4,000	4,562,833
State Bank of India (India), Sr. Unsec’d. Notes, 144A	Baa2	4.500%	07/27/15		7,000	7,342,428
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec’d. Notes, 144A	Aa3	1.950%	01/14/14(g)		6,000	6,060,264

SEE NOTES TO FINANCIAL STATEMENTS.

A202

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Financial–Bank & Trust (continued)
Turkiye Garanti Bankasi A/S (Turkey), Sr. Unsec’d. Notes, 144A	Baa2	2.819%(c)	04/20/16	$3,800	$3,771,500
Westpac Banking Corp. (Australia), Gov’t. Liquid Gtd. Notes, 144A	Aaa	3.585%	08/14/14(g)	4,200	4,403,192
Westpac Banking Corp. (Australia), Sr. Unsec’d. Notes, 144A	Aa2	1.041%(c)	03/31/14	16,600	16,704,713

					659,393,079

Healthcare Providers & Services — 0.1%
HCA, Inc., Sr. Sec’d. Notes	Ba3	6.500%	02/15/20	10,000	11,250,000

Holding Companies–Diversified
Noble Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	Baa3	4.875%	08/05/15	755	778,594

Hotels & Motels — 0.1%
Hyatt Hotels Corp., Sr. Unsec’d. Notes, 144A	Baa2	5.750%	08/15/15(g)	5,900	6,476,873

Insurance — 0.8%
American International Group, Inc., Jr. Sub. Debs	Baa2	8.175%(c)	05/15/68	11,400	14,848,500
American International Group, Inc., Jr. Sub. Notes	Baa2	6.250%	03/15/87	5,500	5,871,250
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	06/01/22	10,900	12,443,669
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	5.050%	10/01/15	800	882,696
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	8.250%	08/15/18	7,500	9,854,145
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	3,400	4,019,470
Dai-Ichi Life Insurance Co Ltd. (The) (Japan), Sub. Notes, 144A	A3	7.250%(c)	12/29/49(g)	6,600	7,523,116
Pacific LifeCorp, Sr. Unsec’d. Notes, 144A	Baa1	6.000%	02/10/20	2,900	3,237,180
Principal Life Income Funding Trusts, Sr. Sec’d. Notes, MTN	Aa3	5.550%	04/27/15	8,100	8,951,440

					67,631,466

Media
Comcast Corp., Gtd. Notes	Baa1	6.450%	03/15/37	1,600	2,053,101

Metals & Mining — 0.4%
Codelco, Inc. (Chile), Sr. Unsec’d. Notes, 144A	A1	7.500%	01/15/19	4,600	5,926,497
CSN Resources SA (Luxembourg), Gtd. Notes, 144A	Ba1	6.500%	07/21/20	4,300	4,665,500
Gerdau Holdings, Inc., Gtd. Notes, 144A	BBB-(d)	7.000%	01/20/20	12,200	14,182,500
Gerdau Trade, Inc. (British Virgin Islands), Gtd. Notes, 144A	BBB-(d)	5.750%	01/30/21	2,500	2,750,000
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/21/36	1,200	1,487,496

					29,011,993

Oil & Gas — 1.3%
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	1.241%(c)	06/02/14	9,700	9,765,921
El Paso Corp., Gtd. Notes, MTN	Ba2	7.750%	01/15/32	4,200	4,934,971
El Paso Corp., Gtd. Notes, MTN	Ba2	7.800%	08/01/31	850	991,059
ENN Energy Holdings Ltd. (Cayman Islands), Sr. Unsec’d. Notes, 144A	Baa3	6.000%	05/13/21	1,700	1,959,610

SEE NOTES TO FINANCIAL STATEMENTS.

A203

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Oil & Gas (continued)
Gazprom OAO Via Gaz Capital SA (Luxembourg), Gtd. Notes, 144A	Baa1	7.343%	04/11/13		$1,900	$1,927,740
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes	Baa1	9.250%	04/23/19		1,000	1,323,750
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	6.212%	11/22/16		1,100	1,232,000
Gazprom OAO Via Gaz Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	8.146%	04/11/18		7,200	8,881,200
Gazprom OAO Via Gazprom International SA (Luxembourg), Sr. Unsec’d. Notes	BBB+(d)	7.201%	02/01/20		384	430,071
Gazprom OAO Via RBS AG (Germany), Sr. Unsec’d. Notes	Baa1	9.625%	03/01/13		400	405,272
Novatek Finance Ltd. (Ireland), Sr. Unsec’d. Notes, 144A	Baa3	5.326%	02/03/16		3,100	3,320,875
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	5.375%	01/27/21		20,700	23,304,474
Petrobras International Finance Co. (Cayman Islands), Gtd. Notes	A3	7.875%	03/15/19		4,800	5,995,565
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%	01/21/21		12,800	14,956,800
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	6.000%	03/05/20		2,500	2,987,500
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Sr. Sec’d. Notes	Aa3	5.298%	09/30/20		3,110	3,491,256
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Sr. Sec’d. Notes, 144A	Aa3	5.298%	09/30/20		1,276	1,432,310
Southern Gas Networks PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	0.819%(c)	10/21/15	GBP	13,500	20,439,508

						107,779,882

Paper & Forest Products
Georgia-Pacific LLC, Sr. Unsec’d. Notes	Baa2	7.750%	11/15/29		2,000	2,735,138

Real Estate — 0.1%
WEA Finance LLC/WT Finance Aust Pty Ltd., Gtd. Notes, 144A	A2	6.750%	09/02/19		7,300	9,043,474

Retail & Merchandising
CVS Pass-Through Trust, Pass-Through Certificates	Baa2	6.943%	01/10/30		1,065	1,340,089

Savings & Loan — 0.2%
Nationwide Building Society (United Kingdom), Sr. Unsec’d. Notes, 144A	A2	6.250%	02/25/20(g)		9,800	11,574,231

Telecommunications — 0.2%
Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A	A2	3.375%	10/14/16		400	419,218
Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A	A2	4.750%	02/16/21		900	1,017,000
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.200%	11/10/26		7,950	7,993,725
Verizon Virginia, Inc., Gtd. Notes	A-(d)	7.875%	01/15/22		3,000	3,996,282

						13,426,225

Utilities — 0.5%
Entergy Corp., Sr. Unsec’d. Notes	Baa3	3.625%	09/15/15		14,700	15,383,418
Korea Electric Power Corp. (South Korea), Sr. Unsec’d. Notes, 144A	A1	3.000%	10/05/15		16,000	16,714,335
Majapahit Holding BV (Netherlands), Gtd. Notes	Baa3	7.250%	06/28/17		4,400	5,214,000

SEE NOTES TO FINANCIAL STATEMENTS.

A204

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Utilities (continued)
Majapahit Holding BV (Netherlands), Gtd. Notes, 144A	Baa3	7.750%	01/20/20		$5,000	$6,287,500

						43,599,253

TOTAL CORPORATE BONDS (cost $1,477,777,950)						1,571,963,719

FOREIGN GOVERNMENT BONDS — 11.1%
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec’d. Notes, 144A	Baa1	4.125%	09/15/17	EUR	2,700	3,831,177
Brazil Notas do Tesouro Nacional (Brazil), Series F, Notes	Baa2	10.000%	01/01/21	BRL	75	38,546
Brazil Notas do Tesouro Nacional (Brazil), Series F, Sr. Notes	Baa2	10.000%	01/01/17	BRL	9,511	4,888,122
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	Ba1	5.875%	04/24/19		4,100	4,669,900
Italy Buoni Poliennali del Tesoro (Italy), Bonds	Baa2	2.500%	03/01/15	EUR	74,800	99,360,880
Italy Buoni Poliennali del Tesoro (Italy), Bonds	Baa2	3.000%	11/01/15	EUR	3,900	5,230,020
Italy Buoni Poliennali del Tesoro (Italy), Bonds	Baa2	3.500%	06/01/14	EUR	8,200	11,065,021
Italy Buoni Poliennali del Tesoro (Italy), Bonds	Baa2	3.750%	04/15/16	EUR	3,200	4,378,099
Italy Buoni Poliennali del Tesoro (Italy), Bonds	Baa2	4.500%	07/15/15	EUR	65,900	91,384,581
Italy Buoni Poliennali del Tesoro (Italy), Bonds	Baa2	4.750%	05/01/17	EUR	7,100	9,986,484
Italy Buoni Poliennali del Tesoro (Italy), Bonds	Baa2	6.000%	11/15/14	EUR	12,700	17,988,873
Italy Buoni Poliennali del Tesoro (Italy), Bonds, TIPS	Baa2	2.100%	09/15/21	EUR	1,200	1,609,419
Italy Buoni Poliennali del Tesoro (Italy), Sr. Unsub. Notes	Baa2	4.250%	08/01/14	EUR	36,600	50,030,306
Italy Buoni Poliennali del Tesoro (Italy), Unsec’d. Notes	Baa2	3.000%	04/01/14	EUR	5,700	7,638,120
Italy Buoni Poliennali del Tesoro (Italy), Unsec’d. Notes	Baa2	3.750%	08/01/15	EUR	2,100	2,863,939
Italy Buoni Poliennali del Tesoro (Italy), Unsec’d. Notes	Baa2	4.250%	07/01/14	EUR	10,800	14,751,637
Italy Buoni Poliennali del Tesoro (Italy), Unsec’d. Notes	Baa2	4.750%	06/01/17	EUR	17,500	24,621,502
Korea Housing Finance Corp. (South Korea), Covered Bonds	Aa2	4.125%	12/15/15		2,700	2,911,801
Mexican Bonos (Mexico), Bonds	Baa1	6.000%	06/18/15	MXN	72,100	5,729,630
Mexican Bonos (Mexico), Bonds	Baa1	6.250%	06/16/16	MXN	58,500	4,707,100
Mexican Bonos (Mexico), Bonds	Baa1	10.000%	12/05/24	MXN	189,400	20,502,946
Province of British Columbia Canada (Canada), Sr. Unsec’d. Notes	Aaa	1.200%	04/25/17		37,400	38,071,592
Province of Ontario (Canada), Bonds	Aa2	4.000%	06/02/21	CAD	44,300	49,309,859
Province of Ontario (Canada), Bonds	Aa2	4.200%	03/08/18	CAD	2,800	3,121,042
Province of Ontario (Canada), Bonds	Aa2	4.200%	06/02/20	CAD	14,700	16,563,251
Province of Ontario (Canada), Bonds	Aa2	4.300%	03/08/17	CAD	8,500	9,404,775
Province of Ontario (Canada), Bonds, MTN	Aa2	4.600%	06/02/39	CAD	4,700	5,660,790
Province of Ontario (Canada), Debs	Aa2	6.500%	03/08/29	CAD	9,800	13,862,562
Province of Ontario (Canada), Notes, MTN	Aa2	5.500%	06/02/18	CAD	3,200	3,776,399
Province of Ontario (Canada), Sr. Unsec’d. Notes	Aa2	1.650%	09/27/19		3,500	3,497,900
Province of Ontario (Canada), Sr. Unsec’d. Notes	Aa2	3.000%	07/16/18		2,700	2,946,240
Province of Ontario (Canada), Sr. Unsec’d. Notes	Aa2	4.400%	04/14/20		3,800	4,475,066
Province of Ontario (Canada), Sr. Unsec’d. Notes, MTN	Aa2	4.000%	10/07/19		1,200	1,377,487
Province of Ontario (Canada), Unsec’d. Notes	Aa2	1.900%	09/08/17	CAD	25,000	25,151,051
Province of Ontario (Canada), Unsec’d. Notes	Aa2	2.850%	06/02/23	CAD	1,300	1,306,796
Province of Ontario (Canada), Unsec’d. Notes	Aa2	3.150%	06/02/22	CAD	47,500	49,410,601
Province of Quebec (Canada), Debs	Aa2	4.500%	12/01/17	CAD	4,400	4,950,719

SEE NOTES TO FINANCIAL STATEMENTS.

A205

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

FOREIGN GOVERNMENT BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Province of Quebec (Canada), Notes	Aa2	4.250%	12/01/21	CAD	33,900	$38,116,796
Province of Quebec (Canada), Notes	Aa2	4.500%	12/01/20	CAD	43,100	49,287,907
Province of Quebec (Canada), Sr. Unsec’d. Notes	Aa2	2.750%	08/25/21		$4,400	4,596,310
Province of Quebec (Canada), Unsec’d. Notes	Aa2	3.000%	09/01/23	CAD	400	402,570
Province of Quebec (Canada), Unsec’d. Notes	Aa2	3.500%	07/29/20		1,700	1,888,190
Province of Quebec (Canada), Unsec’d. Notes	Aa2	3.500%	12/01/22	CAD	12,000	12,704,413
Province of Quebec Canada (Canada), Bonds	Aa2	4.250%	12/01/43	CAD	5,100	5,836,057
Republic of Panama (Panama), Sr. Unsec’d. Notes	Baa2	7.250%	03/15/15		900	1,009,350
Spanish Government (Spain), Bonds	Baa3	3.150%	01/31/16	EUR	12,000	15,688,701
Spanish Government (Spain), Bonds	Baa3	3.750%	10/31/15	EUR	88,400	117,417,043
Spanish Government (Spain), Unsec’d. Notes	Baa3	3.000%	04/30/15	EUR	2,000	2,632,524
Spanish Government (Spain), Unsec’d. Notes	Baa3	3.300%	10/31/14	EUR	6,200	8,235,459
Spanish Government (Spain), Unsec’d. Notes	Baa3	4.000%	07/30/15	EUR	800	1,075,164
Spanish Government (Spain), Unsec’d. Notes	Baa3	4.250%	10/31/16	EUR	5,500	7,364,308
Spanish Government (Spain), Unsec’d. Notes	Baa3	4.400%	01/31/15	EUR	4,900	6,657,299
United Mexican States (Mexico), Sr. Unsec’d. Notes	Baa1	4.250%	07/14/17	EUR	1,000	1,473,073
Vnesheconombank Via VEB Finance PLC (Ireland), Sr. Unsec’d. Notes, 144A	BBB(d)	5.375%	02/13/17		2,700	2,956,500
Vnesheconombank Via VEB Finance PLC (Ireland), Sr. Unsec’d. Notes, 144A	BBB(d)	5.450%	11/22/17		3,100	3,448,750

TOTAL FOREIGN GOVERNMENT BONDS (cost $862,486,478)						901,864,647

MUNICIPAL BONDS — 4.6%
California — 2.4%
Bay Area Toll Authority, Revenue Bonds	A1	7.043%	04/01/50		6,700	9,766,858
California Infrastructure & Economic Development Bank, Revenue Bonds	Aa2	6.486%	05/15/49		2,600	2,973,100
California State University, Revenue Bonds	Aa2	6.484%	11/01/41		4,500	5,208,525
City of Riverside CA Electric, Revenue Bonds	AA-(d)	7.605%	10/01/40		9,300	12,698,127
Los Angeles Department of Water & Power, Revenue Bonds	Aa2	6.603%	07/01/50		3,300	4,807,440
Los Angeles Unified School District, General Obligation Unlimited	Aa2	6.758%	07/01/34		14,700	19,449,717
Los Angeles Waste Water System, Revenue Bonds	Aa2	5.713%	06/01/39		2,400	2,834,688
Orange County Local Transportation Authority, Series A, Revenue Bonds	Aa2	6.908%	02/15/41		16,100	22,552,397
State of California, General Obligation Unlimited	A1	5.650%(c)	04/01/39		2,200	2,226,906
State of California, General Obligation Unlimited	A1	5.950%	04/01/16		2,000	2,267,580
State of California, General Obligation Unlimited	A1	7.500%	04/01/34		9,200	12,761,320
State of California, General Obligation Unlimited	A1	7.550%	04/01/39		20,200	28,986,596
State of California, General Obligation Unlimited	A1	7.600%	11/01/40		7,100	10,379,845
University of California, Revenue Bonds	Aa2	5.000%	05/15/37		500	552,340
University of California, Revenue Bonds	Aa2	6.583%	05/15/49		42,800	55,292,036

						192,757,475

Florida
Seminole County Florida Water & Sewer, Revenue Bonds	Aa2	6.443%	10/01/40		400	462,232

Illinois — 0.6%
Chicago Transit Authority, Series A, Revenue Bonds	Aa3	6.300%	12/01/21		300	347,889

SEE NOTES TO FINANCIAL STATEMENTS.

A206

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Illinois (continued)
Chicago Transit Authority, Series A, Revenue Bonds	Aa3	6.899%	12/01/40	$18,200	$21,846,006
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.200%	12/01/40	2,900	3,245,303
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.300%	12/01/21	200	231,926
Chicago Transit Authority, Series B, Revenue Bonds	Aa3	6.899%	12/01/40	10,200	12,243,366
Illinois Finance Authority, Revenue Bonds	Aa1	5.750%	07/01/33	4,900	5,892,152
Illinois Municipal Electric Agency, Revenue Bonds	A1	6.832%	02/01/35	4,800	5,746,944
Regional Transportation Authority, Series A, Revenue Bonds	Aa3	5.000%	07/01/25	1,600	1,775,280

					51,328,866

Iowa — 0.1%
State of Iowa, Revenue Bonds	Aa2	6.750%	06/01/34	6,800	8,072,960

Massachusetts — 0.2%
Massachusetts Health & Educational Facilities Authority, Revenue Bonds	Aaa	6.000%	07/01/36	5,100	6,148,662
Massachusetts Health & Educational Facilities Authority, Series A, Revenue Bonds	Aaa	5.500%	11/15/36	500	597,105
Massachusetts Port Authority, Revenue Bonds	A3	6.352%	07/01/37	7,900	9,513,180

					16,258,947

Nebraska — 0.1%
Public Power Generation Agency, Revenue Bonds	A2	7.242%	01/01/41	3,600	4,309,308

Nevada — 0.1%
County of Clark NV Airport, Revenue Bonds	Aa2	6.820%	07/01/45	5,400	7,660,278
Truckee Meadows Water Authority, Series A, Revenue Bonds	Aa2	5.000%	07/01/36	195	209,245

					7,869,523

New Jersey — 0.1%
City of Trenton, General Obligation Unlimited	Aa3	4.800%	04/01/14	990	1,001,048
Jersey City Municipal Utilities Authority, Series A, Revenue Bonds	A2	4.810%	05/15/14	1,000	1,038,950
New Jersey State Turnpike Authority, Series A, Revenue Bonds	A3	7.102%	01/01/41	5,500	7,799,275

					9,839,273

New York
New York City Municipal Water Finance Authority, Revenue Bonds	Aa2	5.750%	06/15/40	300	356,673
New York City Transitional Finance Authority, Revenue Bonds	Aa1	5.000%	02/01/31	1,500	1,779,990

					2,136,663

North Carolina — 0.1%
North Carolina Turnkpike Authority, Revenue Bonds	Aa2	6.700%	01/01/39	5,300	6,096,272

SEE NOTES TO FINANCIAL STATEMENTS.

A207

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Ohio — 0.3%
American Municipal Power, Inc., Revenue Bonds	A3	8.084%	02/15/50		$18,200	$26,586,924

Rhode Island
Tobacco Settlement Financing Corp., Revenue Bonds	Baa3	6.125%	06/01/32		1,205	1,221,280
Tobacco Settlement Financing Corp., Revenue Bonds	Ba1	6.250%	06/01/42		400	405,404

						1,626,684

Tennessee — 0.5%
Metropolitan Government of Nashville & Davidson County, Series B, Revenue Bonds	Aa3	6.568%	07/01/37		7,700	10,358,425
Metropolitan Government of Nashville & Davidson County, Series C, Revenue Bonds	Aa3	6.693%	07/01/41		21,000	28,444,500

						38,802,925

Texas
Dallas County Hospital District, General Obligation Ltd.	AAA(d)	6.171%	08/15/34		1,600	1,911,088

Wisconsin — 0.1%
State of Wisconsin, Revenue Bonds	Aa3	5.050%	05/01/18		2,500	2,887,600
Wisconsin State General, Revenue Bonds	Aa3	5.700%	05/01/26		510	620,792

						3,508,392

TOTAL MUNICIPAL BONDS (cost $300,586,029)						371,567,532

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 6.0%
ABN AMRO Mortgage Corp., Series 2003-13, Class A3	Aa3	5.500%	01/25/34		1,526	1,551,722
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1	Caa2	3.111%(c)	09/25/35		3,662	3,358,264
American Home Mortgage Investment Trust, Series 2004-4, Class 4A	Baa1	2.526%(c)	02/25/45		884	855,770
Arran Residential Mortgages Funding PLC (United Kingdom), Series 2010-1A, Class A1B, 144A	Aaa	1.391%(c)	05/16/47	EUR	199	262,849
Arran Residential Mortgages Funding PLC (United Kingdom), Series 2010-1A, Class A2B, 144A	Aaa	1.591%(c)	05/16/47	EUR	9,000	12,094,213
Banc of America Funding Corp., Series 2005-D, Class A1	A+(d)	2.619%(c)	05/25/35		1,298	1,343,077
Banc of America Funding Corp., Series 2006-J, Class 4A1	D(d)	5.621%(c)	01/20/47		1,528	1,112,734
Banc of America Mortgage Securities, Inc., Series 2004-2, Class 5A1	Ba1	6.500%	10/25/31		30	31,691
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1	Baa3	2.998%(c)	07/25/34		1,685	1,664,155
BCAP LLC Trust, Series 2011-RR5, Class 12A1, 144A	NR	5.430%(c)	03/26/37		1,700	1,411,000
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1	Aaa	3.831%(c)	02/25/33		112	113,382
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A2	Aaa	2.959%(c)	02/25/33		120	108,408
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-1, Class 6A1	A1	2.643%(c)	04/25/33		60	60,624

SEE NOTES TO FINANCIAL STATEMENTS.

A208

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 1A1	Baa3	2.901%(c)	01/25/34	$11	$9,940
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8, Class 4A1	Baa1	3.120%(c)	01/25/34	327	327,645
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 1A1	Caa1	3.129%(c)	07/25/34	1,922	1,757,347
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1	Caa1	3.117%(c)	11/25/34	5,297	5,130,856
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 22A1	Ba3	2.972%(c)	01/25/35	1,114	1,099,656
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2	Baa3	2.793%(c)	03/25/35	1,109	1,114,502
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-5, Class A2	Ba3	2.320%(c)	08/25/35	25,075	25,363,143
Bear Stearns Alt-A Trust, Series 2003-5, Class 2A1	Baa1	2.698%(c)	12/25/33	2,860	2,880,020
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A1	B3	2.960%(c)	05/25/35	2,522	2,299,256
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2	B2	2.960%(c)	05/25/35	1,826	1,761,142
Bear Stearns Alt-A Trust, Series 2005-7, Class 22A1	Caa3	3.001%(c)	09/25/35	1,299	1,020,717
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	Ca	2.942%(c)	03/25/36	493	300,756
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1	A2	0.370%(c)	02/25/34	2,769	2,631,772
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 1A1	Caa3	2.797%(c)	01/26/36	4,923	3,107,150
Bear Stearns Structured Products, Inc., Series 2007-R6, Class 2A1	Caa3	2.829%(c)	12/26/46	2,562	1,421,552
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2B	Ca	2.689%(c)	08/25/35	5,129	2,770,615
Citigroup Mortgage Loan Trust, Inc., Series 2005-10, Class 1A2A	Caa3	2.877%(c)	12/25/35	396	237,401
Countrywide Alternative Loan Trust, Series 2005-63, Class 3A1	Ca	5.456%(c)	11/25/35	460	313,095
Countrywide Alternative Loan Trust, Series 2006-OA3, Class 2A2	C	0.480%(c)	05/25/36	272	50,844
Countrywide Alternative Loan Trust, Series 2006-OA16, Class A3	C	0.460%(c)	10/25/46	429	136,786
Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1	Caa3	0.391%(c)	02/20/47	4,400	2,648,101
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	Caa3	0.390%(c)	05/25/47	6,048	4,272,920
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-22, Class A3	B3	2.934%(c)	11/25/34	3,510	3,194,995
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB9, Class 1A1	Caa1	2.803%(c)	02/20/35	6,052	5,647,639
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB6, Class 5A1	Caa2	5.124%(c)	10/20/35	573	461,157
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 3A2A	Caa2	2.783%(c)	02/20/36	608	522,711
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 2A2	Ca	0.550%(c)	03/25/36	583	242,848
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-3, Class 3A2	C	0.560%(c)	02/25/36	340	104,734
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB3, Class 3A1B	Ca	4.859%(c)	05/20/36	965	649,689

SEE NOTES TO FINANCIAL STATEMENTS.

A209

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Credit Suisse First Boston Mortgage Securities Corp., Series 2002-P1A, Class A, 144A	NR	0.839%(c)	03/25/32		$40	$35,877
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B	Ca	6.300%	07/25/36		631	367,400
Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR3, Class 2A2	C	0.530%(c)	07/19/45		403	45,838
Fannie Mae REMICS, Series 1993-70, Class Z	Aaa	6.900%	05/25/23		33	38,002
Fannie Mae REMICS, Series 2001-29, Class Z	Aaa	6.500%	07/25/31		82	94,375
Fannie Mae REMICS, Series 2002-56, Class MC	Aaa	5.500%	09/25/17		44	47,165
Fannie Mae REMICS, Series 2003-25, Class KP	Aaa	5.000%	04/25/33		1,887	2,084,618
Fannie Mae REMICS, Series 2003-33, Class PU	Aaa	4.500%	05/25/33		98	109,811
Fannie Mae REMICS, Series 2005-75, Class FL	Aaa	0.660%(c)	09/25/35		4,894	4,929,348
Fannie Mae REMICS, Series 2006-5, Class 3A2	Aaa	2.713%(c)	05/25/35		258	272,854
Fannie Mae REMICS, Series 2006-118, Class A1	Aaa	0.270%(c)	12/25/36		812	805,069
Fannie Mae REMICS, Series 2007-30, Class AF	Aaa	0.520%(c)	04/25/37		4,357	4,372,101
Fannie Mae REMICS, Series 2007-73, Class A1	Aaa	0.270%(c)	07/25/37		2,914	2,795,098
Fannie Mae REMICS, Series 2012-55, Class PC	Aaa	3.500%	05/25/42		52,839	56,179,981
Fannie Mae Whole Loan, Series 2003-W1, Class 1A1	Aaa	6.176%(c)	12/25/42		605	735,166
Fannie Mae Whole Loan, Series 2004-W2, Class 2A2	Aaa	7.000%	02/25/44		148	174,267
Fannie Mae Whole Loan, Series 2004-W2, Class 5A	Aaa	7.500%	03/25/44		134	164,116
FHLMC Structured Pass-Through Securities, Series T-61, Class 1A1	Aaa	1.535%(c)	07/25/44		1,309	1,337,471
FHLMC Structured Pass-Through Securities, Series T-62, Class 1A1	Aaa	1.360%(c)	10/25/44		880	877,504
FHLMC Structured Pass-Through Securities, Series T-63, Class 1A1	Aaa	1.360%(c)	02/25/45		219	211,060
FHLMC Structured Pass-Through Securities, Series T-75, Class A1	Aaa	0.250%(c)	12/25/36		5,316	5,281,541
First Horizon Alternative Mortgage Securities, Series 2005-AA7, Class 2A1	Caa2	2.570%(c)	09/25/35		116	95,964
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 2A1	B-(d)	2.613%(c)	08/25/35		1,245	1,206,464
Freddie Mac REMICS, Series 2064, Class ZA	Aaa	6.500%	05/15/28		703	802,199
Freddie Mac REMICS, Series 2145, Class MZ	Aaa	6.500%	04/15/29		2,312	2,628,542
Freddie Mac REMICS, Series 2378, Class PE	Aaa	5.500%	11/15/16		78	83,408
Freddie Mac REMICS, Series 2662, Class DG	Aaa	5.000%	10/15/22		730	760,376
Freddie Mac REMICS, Series 2694, Class QH	Aaa	4.500%	03/15/32		750	767,712
Freddie Mac REMICS, Series 2721, Class PE	Aaa	5.000%	01/15/23		434	453,127
Freddie Mac REMICS, Series 2734, Class PG	Aaa	5.000%	07/15/32		366	374,064
Freddie Mac REMICS, Series 2737, Class YD	Aaa	5.000%	08/15/32		289	296,516
Freddie Mac REMICS, Series 2764, Class LZ	Aaa	4.500%	03/15/34		11,259	12,520,113
Freddie Mac REMICS, Series 3149, Class LF	Aaa	0.509%(c)	05/15/36		2,112	2,115,410
Freddie Mac REMICS, Series 3335, Class BF	Aaa	0.359%(c)	07/15/19		1,999	2,000,157
Freddie Mac REMICS, Series 3335, Class FT	Aaa	0.359%(c)	08/15/19		5,171	5,172,842
Freddie Mac REMICS, Series 3346, Class FA	Aaa	0.439%(c)	02/15/19		489	489,697
Freddie Mac REMICS, Series 3838, Class GZ	Aaa	4.000%	04/15/41		30,014	32,129,473
Freddie Mac REMICS, Series 3886, Class AF	Aaa	0.789%(c)	07/15/41		16,617	16,720,869
Freddie Mac REMICS, Series 3898, Class NF	Aaa	0.779%(c)	07/15/41		63,541	63,960,105
Government National Mortgage Assoc., Series 2000-14, Class F	Aaa	0.859%(c)	02/16/30		8	8,075
Granite Master Issuer PLC (United Kingdom), Series 2005-1, Class A4	Aaa	0.411%(c)	12/20/54		2,697	2,655,385
Granite Master Issuer PLC (United Kingdom), Series 2005-4, Class A5	Aaa	0.310%(c)	12/20/54	EUR	3,224	4,191,312

SEE NOTES TO FINANCIAL STATEMENTS.

A210

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Granite Master Issuer PLC (United Kingdom), Series 2007-1, Class 3A2	Aaa	0.310%(c)	12/20/54	EUR	4,956	$6,444,207
Granite Master Issuer PLC (United Kingdom), Series 2007-2, Class 3A2	Aaa	0.310%(c)	12/17/54	EUR	3,113	4,046,962
Granite Mortgages PLC (United Kingdom), Series 2003-3, Class 2A	Aaa	0.585%(c)	01/20/44	EUR	464	606,010
Granite Mortgages PLC (United Kingdom), Series 2003-3, Class 3A	Aaa	0.909%(c)	01/20/44	GBP	719	1,157,171
Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 2A2	Aaa	0.464%(c)	09/20/44	EUR	480	624,593
Granite Mortgages PLC (United Kingdom), Series 2004-3, Class 3A2	Aaa	0.898%(c)	09/20/44	GBP	3,701	5,929,808
Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 4A2	C	0.480%(c)	04/25/36		$351	41,415
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	B3	0.290%(c)	10/25/46		— (r)	18
Greenpoint Mortgage Funding Trust, Series 2006-AR8, Class 1A1A	B3	0.290%(c)	01/25/47		— (r)	30
Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1	BB(d)	3.168%(c)	10/25/33		2,185	2,157,343
GSR Mortgage Loan Trust, Series 2004-7, Class 1A1	B1	2.745%(c)	06/25/34		1,161	1,150,821
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	A+(d)	2.660%(c)	09/25/35		2,526	2,530,122
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1	CCC(d)	5.127%(c)	11/25/35		3,069	3,030,786
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3	Caa2	6.000%	03/25/37		3,649	3,360,845
Harborview Mortgage Loan Trust, Series 2005-2, Class 2A1A	Caa3	0.430%(c)	05/19/35		596	468,794
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1	Caa3	3.075%(c)	07/19/35		3,318	2,692,846
Harborview Mortgage Loan Trust, Series 2006-7, Class 2A1B	C	0.460%(c)	09/19/46		247	32,277
Holmes Master Issuer PLC (United Kingdom), Series 2011-1X, Class A3	Aaa	1.560%(c)	10/15/54	EUR	7,700	10,252,299
Homebanc Mortgage Trust, Series 2006-2, Class A1	Caa2	0.390%(c)	12/25/36		529	406,296
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A1	NR	1.786%(c)	01/25/32		2	1,441
Indymac Adjustable Rate Mortgage Trust, Series 2001-H2, Class A2	NR	1.820%(c)	01/25/32		18	16,686
Indymac Index Mortgage Loan Trust, Series 2004-AR11, Class 2A	Caa1	2.651%(c)	12/25/34		1,292	1,139,541
Indymac Index Mortgage Loan Trust, Series 2005-AR7, Class 4A1	Caa2	2.991%(c)	06/25/35		439	361,564
Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2	Caa2	4.787%(c)	09/25/35		450	400,327
JPMorgan Mortgage Trust, Series 2004-A1, Class 1A1	Baa3	4.725%(c)	02/25/34		201	203,783
JPMorgan Mortgage Trust, Series 2005-A1, Class 6T1	B2	4.963%(c)	02/25/35		472	478,958
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A2	CCC(d)	5.750%	01/25/36		3,368	3,265,891
JPMorgan Mortgage Trust, Series 2007-A1, Class 2A1	B3	3.029%(c)	07/25/35		3,685	3,626,262
MASTR Asset Securitization Trust, Series 2003-7, Class 1A2	A+(d)	5.500%	09/25/33		600	632,239

SEE NOTES TO FINANCIAL STATEMENTS.

A211

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

MASTR Reperforming Loan Trust, Series 2006-1, Class 1A4, 144A	B3	8.000%	07/25/35	$868	$896,815
Merrill Lynch Alternative Note Asset, Series 2007-A2, Class A3C	Ca	0.510%(c)	03/25/37	676	278,865
Merrill Lynch Mortgage Investors, Inc., Series 2003-A3, Class 1A	Baa1	2.545%(c)	05/25/33	2,443	2,449,071
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	B2	0.420%(c)	02/25/36	3,146	2,728,039
Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-1, Class 2A1	NR	5.018%(c)	04/25/37	997	777,604
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2	Baa2	2.499%(c)	12/25/34	316	321,274
MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A	Baa1	1.214%(c)	10/25/35	505	494,042
MLCC Mortgage Investors, Inc., Series 2005-3, Class 5A	A2	0.460%(c)	11/25/35	2,793	2,567,434
Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5	Caa2	4.976%	05/25/35	5,106	4,696,577
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A4	Aa3	6.138%	03/25/47	509	499,577
Nomura Asset Acceptance Corp., Series 2007-1, Class 1A6	Aa3	5.820%	03/25/47	503	494,405
Opteum Mortgage Acceptance Corp., Series 2005-3, Class A1B	A3	0.470%(c)	07/25/35	154	153,126
Prime Mortgage Trust, Series 2004-CL1, Class 1A2	AA+(d)	0.610%(c)	02/25/34	315	297,148
Prime Mortgage Trust, Series 2004-CL1, Class 2A2	AA+(d)	0.610%(c)	02/25/19	15	15,087
Residential Accredit Loans, Inc., Series 2007-QH4, Class A2	C	0.440%(c)	05/25/37	797	177,009
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 1A21	Caa3	3.320%(c)	09/25/35	4,996	4,049,194
Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z	NR	9.950%	08/01/17	14	15,436
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1	B2	2.781%(c)	01/25/35	5,308	4,846,299
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1	Caa2	2.797%(c)	08/25/35	863	782,042
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 8A1	D(d)	5.568%(c)	02/25/36	445	355,381
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 1A2	C	0.470%(c)	05/25/46	372	53,451
Structured Asset Mortgage Investments, Inc., Series 2006-AR5, Class 2A2	C	0.470%(c)	05/25/46	388	46,759
Structured Asset Mortgage Investments, Inc., Series 2006-AR7, Class A1BG	Caa3	0.330%(c)	08/25/36	3,304	2,127,014
Structured Asset Securities Corp., Series 2002-1A, Class 4A	NR	2.584%(c)	02/25/32	37	38,054
Structured Asset Securities Corp., Series 2003-40A, Class 3A2	B2	2.692%(c)	01/25/34	578	568,475
Structured Asset Securities Corp., Series 2006-11, Class A1, 144A	CC(d)	2.859%(c)	10/28/35	1,216	1,121,123
Thornburg Mortgage Securities Trust, Series 2003-2, Class A1	Aa3	0.890%(c)	04/25/43	164	162,006
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1	B1	5.656%(c)	10/25/46	10,070	10,066,911

SEE NOTES TO FINANCIAL STATEMENTS.

A212

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A	Ca	1.136%(c)	05/25/46	$2,665	$1,667,293
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR2, Class A	Baa1	2.261%(c)	02/27/34	488	494,411
Washington Mutual Mortgage Pass-Through Certificates, Series 2002-AR17, Class 1A	B3	1.365%(c)	11/25/42	277	264,404
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A	Baa1	2.551%(c)	09/25/33	307	307,673
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1B2	Caa1	0.740%(c)	11/25/34	969	853,118
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A	Baa2	6.000%	06/25/34	256	272,301
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1	Baa2	0.500%(c)	10/25/45	2,325	2,206,941
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1B2	Ca	0.620%(c)	11/25/45	601	488,769
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1B2	Caa3	0.620%(c)	12/25/45	536	440,657
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A1	D(d)	2.697%(c)	09/25/36	610	491,811
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1	NR	2.426%(c)	12/25/36	172	134,861
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A	Caa3	0.986%(c)	12/25/46	1,193	890,443
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 1A1A	Caa2	0.976%(c)	12/25/46	1,653	1,408,514
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17, Class 2A	Caa2	2.511%(c)	12/25/46	466	401,955
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR18, Class 1A1	D(d)	2.129%(c)	01/25/37	740	573,777
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY4, Class 1A1	D(d)	2.403%(c)	04/25/37	2,165	1,614,783
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1, Class 2A	Aa1	2.331%(c)	02/25/33	9	8,570
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-17, Class 1A12	A+(d)	5.250%	01/25/34	51,593	52,775,681
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-AA, Class A1	Baa1	2.624%(c)	12/25/34	2,347	2,327,414
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-CC, Class A1	B1	2.619%(c)	01/25/35	743	741,587
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1	CCC(d)	2.627%(c)	03/25/36	2,569	2,513,445

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $492,211,022)					492,853,311

U.S. GOVERNMENT AGENCY OBLIGATIONS — 38.2%
Federal Home Loan Mortgage Corp		1.000%	03/08/17-09/29/17	55,100	55,722,940
Federal Home Loan Mortgage Corp		1.250%	05/12/17-10/02/19	52,500	52,642,654
Federal Home Loan Mortgage Corp		1.750%	05/30/19	2,700	2,793,045
Federal Home Loan Mortgage Corp		2.375%	01/13/22(k)	122,000	127,450,350
Federal Home Loan Mortgage Corp		3.750%	03/27/19	11,500	13,293,057
Federal Home Loan Mortgage Corp		4.500%	09/01/40-06/01/41	34,046	36,729,403
Federal Home Loan Mortgage Corp		4.500%	TBA	33,500	35,944,455
Federal Home Loan Mortgage Corp		4.674%(c)	11/01/35	820	876,988
Federal Home Loan Mortgage Corp		5.500%	08/23/17-02/01/40	46,066	50,317,330

SEE NOTES TO FINANCIAL STATEMENTS.

A213

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Mortgage Corp.	6.000%	01/01/14-07/01/40	$57,884	$63,058,115
Federal Home Loan Mortgage Corp.	6.000%	TBA	4,000	4,347,500
Federal National Mortgage Assoc.	0.875%	08/28/17	8,700	8,725,099
Federal National Mortgage Assoc.	1.125%	04/27/17	21,400	21,791,342
Federal National Mortgage Assoc.	1.250%	01/30/17	33,500	34,343,061
Federal National Mortgage Assoc.	1.360%(c)	06/01/43	1,705	1,727,998
Federal National Mortgage Assoc.	2.310%	08/01/22	700	714,376
Federal National Mortgage Assoc.	2.325%(c)	01/01/24	1	1,091
Federal National Mortgage Assoc.	2.500%	03/01/27-11/01/27	24,809	25,961,364
Federal National Mortgage Assoc.	2.551%(c)	08/01/35	1,558	1,651,912
Federal National Mortgage Assoc.	2.570%(c)	06/01/35	296	314,098
Federal National Mortgage Assoc.	2.870%	09/01/27	6,800	6,707,070
Federal National Mortgage Assoc.	3.000%	06/01/42-10/01/42	13,860	14,537,389
Federal National Mortgage Assoc.	3.000%	TBA	121,000	127,711,725
Federal National Mortgage Assoc.	3.000%	TBA	131,000	137,263,437
Federal National Mortgage Assoc.	3.156%	05/01/22	5,979	6,495,225
Federal National Mortgage Assoc.	3.190%(c)	08/01/29	59	62,697
Federal National Mortgage Assoc.	3.330%	11/01/21	1,670	1,832,564
Federal National Mortgage Assoc.	3.496%(c)	05/01/36	4,180	4,311,042
Federal National Mortgage Assoc.	3.500%	09/01/20-11/01/42	44,870	47,933,489
Federal National Mortgage Assoc.	3.500%	TBA	83,000	88,044,840
Federal National Mortgage Assoc.	3.500%	TBA	3,000	3,180,469
Federal National Mortgage Assoc.	3.500%	TBA	335,000	357,154,488
Federal National Mortgage Assoc.	3.887%(c)	05/01/36	32	33,743
Federal National Mortgage Assoc.	4.000%	08/01/18-03/01/42	164,639	176,581,628
Federal National Mortgage Assoc.	4.000%	TBA	62,000	66,388,434
Federal National Mortgage Assoc.	4.000%	TBA	5,500	5,884,140
Federal National Mortgage Assoc.	4.000%	TBA	159,000	170,428,125
Federal National Mortgage Assoc.	4.039%(c)	11/01/35	1,313	1,363,899
Federal National Mortgage Assoc.	4.491%(c)	12/01/36	846	894,936
Federal National Mortgage Assoc.	4.500%	05/01/18-09/01/42	616,774	669,420,624
Federal National Mortgage Assoc.	4.500%	TBA	3,000	3,226,875
Federal National Mortgage Assoc.	4.500%	TBA	13,000	13,981,094
Federal National Mortgage Assoc.	4.500%	TBA	167,000	180,392,615
Federal National Mortgage Assoc.	4.506%(c)	01/01/28	47	50,215
Federal National Mortgage Assoc.	5.000%	02/13/17-07/01/41	74,804	82,096,634
Federal National Mortgage Assoc.	5.337%(c)	01/01/36	578	621,955
Federal National Mortgage Assoc.	5.375%	06/12/17	1,000	1,202,477
Federal National Mortgage Assoc.	5.500%	08/01/15-07/01/41	191,472	208,490,170
Federal National Mortgage Assoc.	5.500%	TBA	18,000	19,555,312
Federal National Mortgage Assoc.	5.500%	TBA	35,000	38,040,623
Federal National Mortgage Assoc.	6.000%	04/01/17-09/01/39	65,314	71,436,719
Federal National Mortgage Assoc.	6.000%	TBA	26,700	29,161,406
Federal National Mortgage Assoc.	6.500%	09/01/16	76	84,244
Government National Mortgage Assoc.	1.625%(c)	03/20/17-02/20/32	2,769	2,867,616
Government National Mortgage Assoc.	1.750%(c)	06/20/22-07/20/30	807	839,476
Government National Mortgage Assoc.	2.000%(c)	09/20/24-12/20/26	247	256,723
Government National Mortgage Assoc.	6.000%	05/15/37	44	50,277
Government National Mortgage Assoc.	7.000%	02/15/24	7	8,505
Resolution Funding Corp., PO	1.360%(s)	10/15/19	7,600	6,887,500
Small Business Administration	4.875%	09/10/13	1,394	1,429,034
Small Business Administration Participation Certificates, Series 2003-20I, Class 1	5.130%	09/01/23	576	639,489
Small Business Administration Participation Certificates, Series 2004-20F, Class 1	5.520%	06/01/24	131	148,974
Small Business Administration Participation Certificates, Series 2007-20K, Class 1	5.510%	11/01/27	12,732	14,727,036

SEE NOTES TO FINANCIAL STATEMENTS.

A214

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Small Business Administration Participation Certificates, Series 2009-20E, Class 1	4.430%	05/01/29	$16,012	$17,795,685

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $3,077,127,966)				3,118,626,796

U.S. TREASURY OBLIGATIONS — 27.1%
U.S. Treasury Bonds	3.000%	05/15/42(k)	2,000	2,037,500
U.S. Treasury Bonds	3.125%	11/15/41(h)(k)	62,700	65,629,281
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.125%	04/15/17-07/15/22	140,400	154,099,020
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.625%	07/15/21	61,500	71,749,601
U.S. Treasury Inflationary Indexed Bonds, TIPS	0.750%	02/15/42	61,500	68,954,596
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.125%	01/15/21	11,400	14,158,889
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.250%	07/15/20	13,600	17,112,112
U.S. Treasury Inflationary Indexed Bonds, TIPS	1.750%	01/15/28	57,100	81,612,811
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.375%	01/15/25-01/15/27	81,100	132,829,431
U.S. Treasury Inflationary Indexed Bonds, TIPS	2.500%	01/15/29(k)	55,400	85,130,743
U.S. Treasury Inflationary Indexed Bonds, TIPS	3.625%	04/15/28	8,800	19,950,393
U.S. Treasury Notes	0.375%	11/15/15	81,000	81,075,978
U.S. Treasury Notes	0.625%	11/30/17	24,000	23,919,384
U.S. Treasury Notes	0.750%	12/31/17	132,600	132,817,597
U.S. Treasury Notes	0.875%	07/31/19	117,200	115,753,283
U.S. Treasury Notes	1.000%	08/31/19-09/30/19	295,000	293,124,579
U.S. Treasury Notes	1.000%	06/30/19(h)	332,500	331,512,807
U.S. Treasury Notes	1.125%	05/31/19-12/31/19	55,800	55,973,959
U.S. Treasury Notes	1.250%	10/31/19	2,400	2,419,874
U.S. Treasury Notes	1.500%	08/31/18	81,200	84,073,749
U.S. Treasury Notes	1.625%	08/15/22-11/15/22	149,000	147,752,700
U.S. Treasury Notes	1.750%	05/15/22(k)	1,700	1,714,742
U.S. Treasury Notes	2.625%	04/30/18	12,700	13,918,413
U.S. Treasury Notes	2.875%	03/31/18	4,400	4,877,814
U.S. Treasury Notes	3.375%	11/15/19	8,600	9,887,988
U.S. Treasury Notes	3.500%	02/15/18	22,400	25,506,253
U.S. Treasury Notes	3.625%	08/15/19-02/15/20	150,300	175,515,012

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,179,998,687)				2,213,108,509

			Shares
COMMON STOCK
Automobile Manufacturers
General Motors Co. (Class A Stock)*(g) (cost $0)			68,000	—

PREFERRED STOCK — 0.8%
Commercial Banks
GMAC Capital Trust I, Series 2, 8.125% (cost $62,700,000)			2,508,000	66,838,200

TOTAL LONG-TERM INVESTMENTS (cost $8,750,257,534)				9,039,195,914

SEE NOTES TO FINANCIAL STATEMENTS.

A215

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SHORT-TERM INVESTMENTS — 5.1% REPURCHASE AGREEMENTS(m) — 4.3%			Principal Amount (000)#		Value (Note 2)

Barclays Capital, Inc., 0.160%, dated 12/21/12,due 01/11/13 in the amount of $58,705,479(g)				$58,700	$58,700,000
Barclays Capital, Inc., 0.220%, dated 12/31/12,due 01/02/13 in the amount of $80,000,978				80,000	80,000,000
Barclays Capital, Inc., 0.230%, dated 12/31/12,due 01/02/13 in the amount of $50,000,639				50,000	50,000,000
Citigroup Global Markets, Inc., 0.250%, dated 12/31/12,due 01/03/13 in the amount of $40,000,833				40,000	40,000,000
Credit Suisse Securities (USA) LLC, 0.230%, dated 12/31/12,due 01/02/13 in the amount of $39,600,506				39,600	39,600,000
JPMorgan Securities LLC, 0.250%, dated 12/31/12,due 01/02/13 in the amount of $70,000,972				70,000	70,000,000
Morgan Stanley & Co. LLC, 0.250%, dated 12/31/12,due 01/02/13 in the amount of $11,100,154				11,100	11,100,000
Morgan Stanley & Co. LLC, 0.260%, dated 12/31/12,due 01/02/13 in the amount of $5,500,079				5,500	5,500,000

TOTAL REPURCHASE AGREEMENTS (cost $354,900,000)					354,900,000

	Interest Rate	Maturity Date
CERTIFICATES OF DEPOSIT(n) — 0.5%
Itau Unibanco	1.480%	10/31/13		9,200	9,089,158
Itau Unibanco	1.480%	11/08/13		31,200	31,046,958

TOTAL CERTIFICATES OF DEPOSIT (cost $39,887,241)					40,136,116

AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%			Shares
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $13,940,629)(w)				13,940,629	13,940,629

FOREIGN TREASURY OBLIGATION(n) — 0.1%			Principal Amount (000)#
Spain Letras del Tesoro (Spain) (cost $8,521,068)	2.020%	09/20/13	EUR	6,700	$8,705,336

U.S. TREASURY OBLIGATIONS(n)
U.S. Treasury Bills	0.135%	05/23/13		$60	59,976
U.S. Treasury Bills	0.143%	12/12/13		270	269,633
U.S. Treasury Bills	0.143%	12/12/13		490	489,334
U.S. Treasury Bills	0.145%	12/12/13		360	359,510
U.S. Treasury Bills	0.154%	11/14/13		20	19,975

TOTAL U.S. TREASURY OBLIGATIONS (cost $1,198,400)					1,198,428

TOTAL SHORT-TERM INVESTMENTS (cost $418,447,338)					418,880,509

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 115.9% (cost $9,168,704,872)					9,458,076,423

SEE NOTES TO FINANCIAL STATEMENTS.

A216

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

OPTIONS WRITTEN*	Counterparty	Notional Amount (000)#		Value (Note 2)

Call Options
Interest Rate Swap Options,
Pay a fixed rate of 0.70% and receive a floating rate based on 3-month LIBOR, expiring 02/19/13	Deutsche Bank		$92,900	$(32,236)
Pay a fixed rate of 1.50% and receive a floating rate based on 3-month LIBOR, expiring 05/30/13	Royal Bank of Scotland Group PLC		21,800	(59,900)

				(92,136)

Put Options
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA, expiring 03/10/20, Strike Price $215.95	Deutsche Bank		6,000	(12,712)
expiring 03/12/20, Strike Price $215.95	Citigroup Global Markets		16,800	(32,041)
expiring 04/07/20, Strike Price $216.69	Citigroup Global Markets		40,100	(77,819)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		18,200	(36,041)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank		18,700	(44,460)
Interest Rate Swap Options,
Receive a fixed rate of 1.10% and pay a floating rate based on 6-month Euribor, expiring 01/21/13	Citigroup Global Markets	EUR	11,500	(150)
Receive a fixed rate of 1.10% and pay a floating rate based on 6-month Euribor, expiring 01/21/13	Credit Suisse First Boston Corp.	EUR	3,300	(43)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 02/19/13	Deutsche Bank		152,600	(50,602)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 02/19/13	Morgan Stanley		259,200	(85,951)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America		53,200	(45,220)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		27,300	(23,205)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley		307,200	(261,120)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Royal Bank of Scotland Group PLC		42,100	(35,785)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley		12,600	(3,903)
Receive a fixed rate of 1.65% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America		17,900	(37,669)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		59,100	(449)
Receive a fixed rate of 1.75% and pay a floating rate based on 3-month LIBOR, expiring 05/30/13	Royal Bank of Scotland Group PLC		82,400	(43,161)
Receive a fixed rate of 1.20% and pay a floating rate based on 3-month LIBOR, expiring 07/11/13	Deutsche Bank		104,900	(11,455)

				(801,786)

TOTAL OPTIONS WRITTEN (premiums received $6,780,287)				(893,922)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 115.9% (cost $9,161,924,585)				9,457,182,501
Liabilities in excess of other assets(x) — (15.9)%				(1,297,711,584)

NET ASSETS — 100.0%				$8,159,470,917

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CDO	Collateralized Debt Obligations
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligations

SEE NOTES TO FINANCIAL STATEMENTS.

A217

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CMBX	Commercial Mortgage-Backed Securities Index
CPI	Consumer Price Index
Euribor	Euro Interbank Offered Rate
FHLMC	Federated Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NSA	Non-seasonally Adjusted
PO	Principal Only
REMICS	Real Estate Mortgage Investment Conduits
SLM	Student Loan Mortgage
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
SGD	Singapore Dollar

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by FHLMC (coupon rate 2.650%, maturity date 11/06/14) and U.S. Treasuries (coupon rates 0.250%-3.500%, maturity dates 08/15/15-02/15/39), with the aggregate value, including accrued interest, of $365,138,512.

(n)	Rates shown are the effective yields at purchase date.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 -Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
4,295	90 Day Euro Dollar	Jun. 2015	$1,064,672,014	$1,066,341,125	$1,669,111
555	90 Day Euro Dollar	Sep. 2015	137,429,111	137,674,688	245,577
2,839	90 Day Euro Dollar	Dec. 2015	703,407,673	703,468,713	61,040
696	90 Day Euro Dollar	Mar. 2016	172,238,080	172,242,600	4,520
27	90 Day Euro Dollar	Jun. 2016	6,672,044	6,672,375	331
18	90Day Euro Dollar	Sep. 2016	4,441,377	4,441,500	123
116	90 Day Euro Euribor.	Dec. 2014	38,024,221	38,123,746	99,525
30	90Day Euro Euribor.	Mar. 2015	9,849,772	9,854,145	4,373
24	90Day Euro Euribor.	Jun. 2015	7,877,376	7,877,772	396
2,680	10 Year U.S. Treasury Notes	Mar. 2013	356,587,383	355,853,750	(733,633)

					1,351,363

Short Position:
111	10 Year Euro-Bund.	Mar. 2013	21,208,091	21,338,490	(130,399)

					$1,220,964

SEE NOTES TO FINANCIAL STATEMENTS.

A218

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(1)	Cash of $27,000 and FHLMC and U.S. Treasury Securities with a market value of $3,662,475 have been segregated to cover requirement for open futures contracts as of December 31, 2012.

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 02/04/13	Barclays Capital Group	BRL	1,232	$600,000	$598,836	$(1,164)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	66,716	32,317,125	32,428,789	111,664
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	3,700	1,800,000	1,798,520	(1,480)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	3,083	1,500,000	1,498,548	(1,452)
Expiring 02/04/13	Morgan Stanley	BRL	1,232	600,000	598,982	(1,018)
Expiring 02/04/13	Morgan Stanley	BRL	1,232	600,000	598,690	(1,310)
Expiring 02/04/13	UBS Securities	BRL	3,083	1,500,000	1,498,694	(1,306)
Expiring 02/04/13	UBS Securities	BRL	1,234	600,000	599,652	(348)
Expiring 02/04/13	UBS Securities	BRL	1,026	500,000	498,884	(1,116)
British Pound,
Expiring 03/12/13	Deutsche Bank	GBP	2,516	4,049,628	4,086,212	36,584
Chinese Yuan,
Expiring 02/01/13	Citigroup Global Markets	CNY	6,313	1,000,000	1,010,697	10,697
Expiring 02/01/13	Goldman Sachs & Co.	CNY	3,155	500,000	505,108	5,108
Euro,
Expiring 03/18/13	Deutsche Bank	EUR	3,145	4,113,824	4,154,105	40,281
Expiring 03/18/13	JPMorgan Chase	EUR	274	362,565	361,916	(649)
Expiring 03/18/13	Royal Bank of Canada	EUR	18,185	23,788,799	24,019,840	231,041
Mexican Peso,
Expiring 04/03/13	Credit Suisse First Boston Corp.	MXN	350,000	26,573,533	26,842,172	268,639
Expiring 04/03/13	Credit Suisse First Boston Corp.	MXN	7,571	563,714	580,632	16,918
Expiring 04/03/13	Deutsche Bank	MXN	1,935	147,772	148,388	616
Expiring 04/03/13	Goldman Sachs & Co.	MXN	390,000	29,524,206	29,909,849	385,643
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	95,000	7,371,484	7,285,732	(85,752)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	93,702	7,106,709	7,186,183	79,474
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	16,446	1,226,171	1,261,296	35,125
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	16,401	1,239,697	1,257,791	18,094
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	6,550	491,419	502,323	10,904
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	4,043	306,241	310,095	3,854
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	1,864	142,715	142,954	239
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	1,395	105,656	106,987	1,331
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	440	33,199	33,733	534
Expiring 04/03/13	JPMorgan Chase	MXN	15,000	1,139,688	1,150,379	10,691
Expiring 04/03/13	JPMorgan Chase	MXN	12,475	953,402	956,752	3,350
Expiring 04/03/13	JPMorgan Chase	MXN	5,830	453,164	447,093	(6,071)
Expiring 04/03/13	Morgan Stanley	MXN	5,006	380,108	383,907	3,799
Expiring 04/03/13	UBS Securities	MXN	15,702	1,177,186	1,204,254	27,068
Expiring 04/03/13	UBS Securities	MXN	12,689	975,610	973,127	(2,483)
Expiring 04/03/13	UBS Securities	MXN	6,486	494,932	497,430	2,498
Singapore Dollar,
Expiring 01/25/13	Barclays Capital Group	SGD	1,975	1,621,561	1,616,570	(4,991)
Expiring 01/25/13	Deutsche Bank	SGD	38	31,085	31,219	134

				$155,891,193	$157,086,339	$1,195,146

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 03/12/13	JPMorgan Chase	GBP	31,793	$50,917,984	$51,634,712	$(716,728)
Canadian Dollar,
Expiring 03/21/13	Barclays Capital Group	CAD	7,417	7,505,186	7,443,798	61,388
Expiring 03/21/13	Citigroup Global Markets	CAD	295,876	299,459,027	296,945,002	2,514,025
Chinese Yuan,
Expiring 02/01/13	Barclays Capital Group	CNY	1,896	300,404	303,521	(3,117)

SEE NOTES TO FINANCIAL STATEMENTS.

A219

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued)
Expiring 02/01/13	Credit Suisse First Boston Corp.	CNY	1,888	$300,000	$302,345	$(2,345)
Expiring 02/01/13	UBS Securities	CNY	3,157	500,000	505,469	(5,469)
Expiring 02/01/13	UBS Securities	CNY	2,526	400,000	404,471	(4,471)
Euro,
Expiring 01/31/13	UBS Securities	EUR	27,900	34,251,993	36,836,852	(2,584,859)
Expiring 03/18/13	Barclays Capital Group	EUR	1,672	2,205,134	2,208,478	(3,344)
Expiring 03/18/13	Credit Suisse First Boston Corp.	EUR	6,005	7,913,089	7,931,765	(18,676)
Expiring 03/18/13	Morgan Stanley	EUR	471	620,432	622,125	(1,693)
Expiring 03/18/13	Royal Bank of Canada	EUR	189,558	244,769,232	250,379,582	(5,610,350)
Expiring 03/18/13	Royal Bank of Canada	EUR	257	339,034	339,461	(427)
Expiring 03/18/13	UBS Securities	EUR	6,426	8,507,574	8,487,846	19,728
Expiring 03/18/13	Westpac Banking Corp.	EUR	189,558	245,523,862	250,379,582	(4,855,720)
Expiring 06/21/13	BNP Paribas	EUR	787	1,035,442	1,039,941	(4,499)
Expiring 08/14/13	BNP Paribas	EUR	6,100	7,699,573	8,069,582	(370,009)
Expiring 09/04/13	UBS Securities	EUR	37,100	46,833,927	49,090,931	(2,257,004)
Expiring 09/20/13	UBS Securities	EUR	68,504	89,977,754	90,661,232	(683,478)
Expiring 04/01/14	BNP Paribas	EUR	3,200	4,042,848	4,244,678	(201,830)
Expiring 04/01/14	Citigroup Global Markets	EUR	2,500	3,168,375	3,316,155	(147,780)
Expiring 06/02/14	BNP Paribas	EUR	4,500	5,690,385	5,973,402	(283,017)
Expiring 06/02/14	Credit Suisse First Boston Corp.	EUR	3,700	4,691,600	4,911,464	(219,864)
Expiring 07/01/14	BNP Paribas	EUR	3,200	4,048,000	4,249,192	(201,192)
Expiring 08/01/14	BNP Paribas	EUR	2,500	3,164,000	3,320,884	(156,884)
Japanese Yen,
Expiring 01/17/13	Deutsche Bank	JPY	2,800,180	34,142,624	32,326,262	1,816,362
Expiring 01/17/13	Hong Kong & Shanghai Bank	JPY	110,094	1,285,747	1,270,964	14,783
Mexican Peso,
Expiring 04/03/13	Deutsche Bank	MXN	216,748	16,526,687	16,622,782	(96,095)
Expiring 04/03/13	Morgan Stanley	MXN	166,917	12,802,080	12,801,213	867

				$1,138,621,993	$1,152,623,691	$(14,001,698)

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
MXN	85,200	09/06/16	5.600%	28 day Mexican interbank rate(1)	$93,697	$25,791	$67,906	Morgan Stanley
MXN	25,000	09/06/16	5.600%	28 day Mexican interbank rate(1)	27,489	10,678	16,811	HSBC Bank USA
MXN	566,800	09/13/17	5.500%	28 day Mexican interbank rate(1)	419,834	(166,899)	586,733	Barclays Bank PLC
MXN	208,200	09/13/17	5.500%	28 day Mexican interbank rate(1)	154,216	(53,174)	207,390	HSBC Bank USA
MXN	109,000	09/13/17	5.500%	28 day Mexican interbank rate(1)	81,283	(45,493)	126,776	Morgan Stanley
MXN	13,000	09/13/17	5.500%	28 day Mexican interbank rate(1)	9,694	(3,214)	12,908	Goldman Sachs & Co.
MXN	11,600	09/13/17	5.000%	28 day Mexican interbank rate(1)	(10,546)	(8,938)	(1,608)	HSBC Bank USA
MXN	3,900	09/13/17	5.000%	28 day Mexican interbank rate(1)	(3,546)	(2,171)	(1,375)	Barclays Bank PLC
MXN	31,900	06/02/21	6.350%	28 day Mexican interbank rate(1)	112,321	6,823	105,498	Morgan Stanley
MXN	116,100	09/02/22	5.500%	28 day Mexican interbank rate(1)	(194,856)	(233,340)	38,484	HSBC Bank USA

SEE NOTES TO FINANCIAL STATEMENTS.

A220

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	Over-the-counter swap agreements:
MXN	63,400	09/02/22	5.500%	28 day Mexican interbank rate(1)	$(106,407)	$(109,240)	$2,833	Morgan Stanley
MXN	61,000	09/02/22	5.750%	28 day Mexican interbank rate(1)	(11,499)	(5,056)	(6,443)	Barclays Bank PLC
MXN	36,000	09/02/22	5.750%	28 day Mexican interbank rate(1)	(6,786)	(3,924)	(2,862)	UBS AG
MXN	21,900	09/02/22	5.500%	28 day Mexican interbank rate(1)	(36,756)	(36,784)	28	Bank of America
	$120,300	10/15/17	1.000%	Daily Effective Federal Funds Rate(1)	62,760	(246,056)	308,816	Morgan Stanley
	108,800	10/15/17	1.000%	Daily Effective Federal Funds Rate(1)	56,761	(49,816)	106,577	Goldman Sachs & Co.

					$647,659	$(920,813)	$1,568,472

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Value at December 31, 2012	Value at Trade Date	Unrealized Appreciation
Exchange-traded swap agreements:
$ 878,100	03/18/16	1.500%	3 month LIBOR(1)	$6,581,939	$6,671,666	$89,727
229,100	06/15/41	4.250%	3 month LIBOR(1)	(97,694,648)	(72,174,450)	25,520,198
165,700	06/20/42	2.750%	3 month LIBOR(1)	(12,395,145)	899,359	13,294,504
2,100	12/19/42	2.500%	3 month LIBOR(1)	61,740	128,606	66,866

				$(103,446,114)	$(64,474,819)	$38,971,295

(1)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Fair Value(3)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices – Sell Protection(1):
Dow Jones CDX EM12 Index	12/20/14	5.000%	$4,000	$251,449	$155,804	$95,645	Deutsche Bank AG
Dow Jones CDX EM13 Index	06/20/15	5.000%	21,600	1,664,827	1,294,667	370,160	Deutsche Bank AG
Dow Jones CDX EM13 Index	06/20/15	5.000%	20,500	1,572,020	1,215,257	356,763	Barclays Bank PLC
Dow Jones CDX EM13 Index	06/20/15	5.000%	15,200	1,165,212	934,797	230,415	Morgan Stanley Credit Suisse First
Dow Jones CDX EM13 Index	06/20/15	5.000%	7,900	608,895	455,325	153,570	Boston Credit Suisse First
Dow Jones CDX EM13 Index	06/20/15	5.000%	1,000	77,075	65,045	12,030	Boston
Dow Jones CDX EM13 Index	06/20/15	5.000%	500	38,538	29,243	9,295	Barclays Bank PLC
Dow Jones CDX IG 10 5Y Index	06/20/13	0.530%	5,208	13,858	—	13,858	Deutsche Bank AG
Dow Jones CMBX NA AAA3 Index	12/13/49	8.000%	37,900	(1,630,457)	(2,114,052)	483,595	Bank of America

				$3,761,417	$2,036,086	$1,725,331

SEE NOTES TO FINANCIAL STATEMENTS.

A221

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Implied Credit Spread at December 31, 2012(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Arcelor Mittal	06/20/16	1.000%	$4,400	3.069%	$(289,565)	$(150,465)	$(139,100)	Credit Suisse First Boston
Australian Government	09/20/17	1.000%	1,700	0.404%	47,913	20,194	27,719	Morgan Stanley
Berkshire Hathaway	03/20/13	0.850%	4,200	0.406%	5,803	—	5,803	Deutsche Bank AG
Berkshire Hathaway	03/20/15	1.000%	3,500	0.706%	26,549	(27,532)	54,081	UBS AG
Berkshire Hathaway	03/20/16	1.000%	900	0.886%	4,100	(6,312)	10,412	Citigroup, Inc.
Berkshire Hathaway	06/20/17	1.000%	1,600	1.074%	(4,627)	(36,708)	32,081	Barclays Bank PLC
Berkshire Hathaway	06/20/17	1.000%	1,500	1.074%	(4,338)	(33,189)	28,851	Credit Suisse First Boston
Berkshire Hathaway	12/20/17	1.000%	8,000	1.151%	(55,034)	(134,092)	79,058	Barclays Bank PLC
Export-Import Bank	06/20/17	1.000%	600	0.844%	6,909	(22,622)	29,531	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%	13,400	0.598%	134,893	(70,313)	205,206	HSBC Bank USA
Federal Republic of Brazil	06/20/15	1.000%	8,100	0.598%	80,906	(100,738)	181,644	Credit Suisse First Boston
Federal Republic of Brazil	06/20/15	1.000%	6,500	0.598%	65,433	(34,107)	99,540	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%	1,800	0.598%	17,979	(8,214)	26,193	Deutsche Bank AG
Federal Republic of Brazil	06/20/15	1.000%	1,800	0.598%	17,979	(8,315)	26,294	Morgan Stanley
Federal Republic of Brazil	06/20/15	1.000%	1,700	0.598%	16,980	(23,179)	40,159	Citigroup, Inc.
Federal Republic of Brazil	06/20/15	1.000%	1,200	0.598%	12,080	(8,265)	20,345	Barclays Bank PLC
Federal Republic of Brazil	09/20/15	1.000%	20,300	0.644%	200,534	(89,396)	289,930	HSBC Bank USA
Federal Republic of Brazil	09/20/15	1.000%	18,000	0.644%	177,813	(76,259)	254,072	Barclays Bank PLC
Federal Republic of Brazil	09/20/15	1.000%	7,900	0.644%	77,821	(52,239)	130,060	Credit Suisse First Boston
Federal Republic of Brazil	09/20/15	1.000%	1,200	0.644%	11,821	(10,137)	21,958	Citigroup, Inc.
Federal Republic of Brazil	09/20/15	1.000%	900	0.644%	8,866	(4,643)	13,509	UBS AG
Federal Republic of Brazil	12/20/15	1.000%	43,800	0.681%	423,372	(142,938)	566,310	Deutsche Bank AG
Federal Republic of Brazil	03/20/16	1.000%	41,100	0.712%	388,537	(187,279)	575,816	Citigroup, Inc.
Federal Republic of Brazil	03/20/16	1.000%	1,700	0.712%	16,071	(3,973)	20,044	HSBC Bank USA
Federal Republic of Brazil	06/20/16	1.000%	18,600	0.768%	153,011	(44,494)	197,505	Citigroup, Inc.
Federal Republic of Brazil	06/20/16	1.000%	11,800	0.768%	97,071	(28,263)	125,334	Deutsche Bank AG
Federal Republic of Germany	06/20/17	0.250%	33,800	0.344%	(143,178)	(930,440)	787,262	Bank of America
France (Govt of)	03/20/16	0.250%	100	0.470%	(688)	(2,510)	1,822	UBS AG
France (Govt of)	09/20/16	0.250%	4,500	0.590%	(58,241)	(220,339)	162,098	Citigroup, Inc.

SEE NOTES TO FINANCIAL STATEMENTS.

A222

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)	Implied Credit Spread at December 31, 2012(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
France (Govt of)	09/20/16	0.250%	$1,500	0.590%	$(18,758)	$(67,174)	$48,416	Barclays Bank PLC
General Electirc Capital Corp.	12/20/13	4.800%	2,700	0.264%	125,234	—	125,234	Citigroup, Inc.
General Electirc Capital Corp.	12/20/15	1.000%	13,800	0.806%	98,255	(159,935)	258,190	Morgan Stanley
General Electirc Capital Corp.	03/20/16	1.000%	13,400	0.862%	79,172	(84,122)	163,294	Citigroup, Inc.
Goldman Sachs Group	06/20/13	1.000%	2,100	0.383%	7,550	(17,038)	24,588	UBS AG
Japan Gov’t. Series 55	03/20/16	1.000%	27,800	0.424%	492,376	(132,276)	624,652	Morgan Stanley
Metlife, Inc.	03/20/13	2.070%	10,000	0.222%	46,111	—	46,111	Deutsche Bank AG
Metlife, Inc.	12/20/14	1.000%	25,000	0.735%	141,312	(241,127)	382,439	Bank of America
Metlife, Inc.	12/20/14	1.000%	2,800	0.735%	15,749	(47,830)	63,579	Deutsche Bank AG
Metlife, Inc.	12/20/14	1.000%	2,600	0.735%	14,696	(54,652)	69,348	Citigroup, Inc.
Metlife, Inc.	12/20/14	1.000%	1,200	0.735%	6,783	(13,663)	20,446	Credit Suisse First Boston
Metlife, Inc.	06/20/16	1.000%	30,000	1.221%	(212,122)	(502,039)	289,917	Bank of America
Morgan Stanley	06/20/13	1.000%	3,900	0.383%	12,704	(27,301)	40,005	Credit Suisse First Boston
Morgan Stanley	06/20/13	1.000%	3,700	0.383%	12,053	(50,875)	62,928	Credit Suisse First Boston
Morgan Stanley	09/20/14	1.000%	6,400	0.884%	14,935	(146,431)	161,366	Credit Suisse First Boston
Morgan Stanley	09/20/14	1.000%	5,300	0.884%	12,368	(125,196)	137,564	Barclays Bank PLC
NRG Energy, Inc.	12/20/16	5.000%	9,000	2.761%	811,717	(32,453)	844,170	Bank of America
People’s Republic of China	06/20/15	1.000%	9,300	0.278%	174,763	74,675	100,088	Royal Bank of Scotland Group PLC
People’s Republic of China	06/20/15	1.000%	3,100	0.278%	58,254	24,165	34,089	Citigroup, Inc.
People’s Republic of China	03/20/16	1.000%	1,300	0.339%	28,544	9,702	18,842	Barclays Bank PLC
People’s Republic of China	03/20/16	1.000%	600	0.339%	13,174	4,533	8,641	BNP Paribas Bank
People’s Republic of China	06/20/16	1.000%	16,200	0.388%	355,403	118,492	236,911	Citigroup, Inc.
People’s Republic of China	06/20/16	1.000%	3,500	0.388%	76,785	25,767	51,018	Deutsche Bank AG
People’s Republic of China	09/20/16	1.000%	6,400	0.431%	140,290	25,827	114,463	Morgan Stanley
People’s Republic of China	09/20/16	1.000%	2,500	0.431%	54,801	9,622	45,179	Deutsche Bank AG
People’s Republic of China	09/20/16	1.000%	2,400	0.431%	52,609	8,669	43,940	UBS AG
People’s Republic of China	09/20/16	1.000%	1,400	0.431%	30,688	6,996	23,692	Royal Bank of Scotland Group PLC
People’s Republic of China	06/20/17	1.000%	100	0.866%	622	(4,352)	4,974	Citigroup, Inc.
Republic of Indonesia	09/20/15	1.000%	1,300	0.614%	13,787	(16,235)	30,022	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A223

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(5)		Implied Credit Spread at December 31, 2012(4) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1) (continued)
Republic of Indonesia	06/20/16	1.000%		$6,000	0.790%	$45,887	$(65,316)	$111,203	Barclays Bank PLC
Republic of Indonesia	06/20/16	1.000%		5,000	0.790%	38,239	(55,224)	93,463	Barclays Bank PLC
Republic of Indonesia	06/20/16	1.000%		4,200	0.790%	32,121	(52,131)	84,252	Citigroup, Inc.
Republic of Indonesia	06/20/16	1.000%		1,700	0.790%	13,001	(21,629)	34,630	Citigroup, Inc.
Republic of Indonesia	09/20/16	1.000%		6,500	0.878%	33,839	(70,151)	103,990	Morgan Stanley
Republic of Indonesia	09/20/16	1.000%		2,900	0.878%	15,097	(33,301)	48,398	UBS AG
Republic of Indonesia	06/20/21	1.000%		3,500	1.754%	(215,184)	(208,401)	(6,783)	Citigroup, Inc.
Republic of Indonesia	06/20/21	1.000%		1,700	1.754%	(104,518)	(103,241)	(1,277)	UBS AG
Republic of Panama	06/20/17	1.000%		1,000	0.821%	6,651	(17,765)	24,416	HSBC Bank USA
U.S. Treasury Note	03/20/16	0.250%	EUR	22,200	0.311%	28,716	(194,151)	222,867	BNP Paribas Bank
United Kingdom Treasury	12/20/15	1.000%		6,900	0.182%	161,931	90,654	71,277	UBS AG
United Kingdom Treasury	06/20/16	1.000%		3,500	0.225%	91,793	41,734	50,059	Morgan Stanley
United Mexican States	09/20/15	1.000%		16,000	0.529%	200,440	(66,452)	266,892	HSBC Bank USA
United Mexican States	09/20/15	1.000%		15,000	0.529%	187,912	(62,299)	250,211	Barclays Bank PLC
United Mexican States	03/20/16	1.000%		36,900	0.602%	462,511	(147,199)	609,710	Morgan Stanley
United Mexican States	03/20/16	1.000%		31,500	0.602%	394,826	(198,595)	593,421	HSBC Bank USA
United Mexican States	03/20/16	1.000%		9,600	0.602%	120,328	(49,499)	169,827	Citigroup, Inc.
United Mexican States	03/20/16	1.000%		1,000	0.602%	12,534	(4,857)	17,391	Barclays Bank PLC
United Mexican States	03/20/16	0.920%		100	0.602%	1,226	—	1,226	JPMorgan Chase Bank
United Mexican States	06/20/16	1.000%		9,800	0.651%	115,039	(15,435)	130,474	Citigroup, Inc.
United Mexican States	06/20/17	1.000%		6,700	0.820%	49,370	(47,107)	96,477	Credit Suisse First Boston
United Mexican States	06/20/17	1.000%		4,000	0.820%	29,474	(45,019)	74,493	Morgan Stanley
United Mexican States	06/20/17	1.000%		800	0.820%	5,895	(8,835)	14,730	Deutsche Bank AG
United Mexican States	03/20/21	1.000%		26,800	1.216%	(547,817)	(1,012,216)	464,399	HSBC Bank USA
United Mexican States	03/20/21	1.000%		2,200	1.216%	(44,970)	(76,199)	31,229	Citigroup, Inc.
United Mexican States	09/20/22	1.000%		10,000	1.325%	(293,446)	(450,314)	156,868	Morgan Stanley

						$4,937,520	$(6,723,966)	$11,661,486

The Portfolio entered into credit default swap agreements on corporate issues, sovereign issues and credit indices as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount (000)(5)		Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
DJ iTraxx17Sen2	06/20/17	EUR	16,300	1.000%	$465,791	$921,859	$(456,068)	Barclays Bank PLC
DJ iTraxx17Sen2	06/20/17	EUR	2,300	1.000%	65,725	130,079	(64,354)	Citigroup, Inc.

					$531,516	$1,051,938	$(520,422)

SEE NOTES TO FINANCIAL STATEMENTS.

A224

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(5)	Fixed Rate	Value at December 31, 2012	Value at Trade Date	Unrealized Depreciation
Exchange-traded credit default swaps—Buy Protection(2):
Dow Jones CDX HY17 5Y Index	12/20/16	$27,648	5.000%	$866,429	$(806,068)	$(1,672,497)
Dow Jones CDX HY18 5Y Index	06/20/17	38,709	5.000%	1,481,782	(681,943)	(2,163,725)
Dow Jones CDX HY19 5Y Index	12/20/17	2,100	5.000%	(7,875)	(11,402)	(3,527)
Dow Jones CDX IG18 5Y Index	06/20/17	238,500	1.000%	(1,152,037)	(1,681,729)	(529,692)
Dow Jones CDX IG19 5Y Index	12/20/17	443,300	1.000%	(805,014)	(1,122,508)	(317,494)

				$383,285	$(4,303,650)	$(4,686,935)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	The fair value of credit default swap agreements on credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A225

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stock	$—	$—	$—
Preferred Stock	66,838,200	—	—
Asset-Backed Securities	—	167,105,819	255,246
Bank Loans	—	25,299,049	—
Certificates of Deposit	—	40,136,116	—
Commercial Mortgage-Backed
Securities	—	109,713,086	—
Corporate Bonds	—	1,571,963,719	—
Foreign Government Bonds	—	901,864,647	—
Foreign Treasury Obligation	—	8,705,336	—
Municipal Bonds	—	371,567,532	—
Residential Mortgage-Backed Securities	—	492,853,311	—
U.S. Government Agency Obligations	—	3,118,626,796	—
U.S. Treasury Obligations	—	2,214,306,937	—
Affiliated Money Market Mutual Fund	13,940,629	—	—
Repurchase Agreements	—	354,900,000	—
Options Written	—	(690,849)	(203,073)
Other Financial Instruments*
Futures	1,220,964	—	—
Foreign Forward Currency Contracts	—	(12,806,552)	—
Interest Rate Swaps	38,971,295	1,568,472	—
Credit Default Swaps	(4,686,935)	12,866,395	—

Total	$116,284,153	$9,377,979,814	$52,173

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A226

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Government Agency Obligations	38.2%
U.S. Treasury Obligations	27.1
Foreign Government Bonds	11.1
Financial - Bank & Trust	8.1
Financial Services	6.2
Residential Mortgage-Backed Securities	6.0
Municipal Bonds	4.6
Repurchase Agreements	4.3
Asset-Backed Securities	2.1
Commercial Mortgage-Backed Securities	1.3
Oil & Gas	1.3
Insurance	0.8
Commercial Banks	0.8
Utilities	0.5
Certificates of Deposit	0.5
Electric	0.4
Metals & Mining	0.4
Biotechnology	0.4
Diversified Financial Services	0.3

Beverages	0.3%
Affiliated Money Market Mutual Fund	0.2
Telecommunications	0.2
Savings & Loan	0.2
Healthcare Providers & Services	0.1
Automobiles	0.1
Real Estate	0.1
Foreign Treasury Obligation	0.1
Hotels & Motels	0.1
Chemicals	0.1

115.9
Liabilities in excess of other assets	(15.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$41,056,291	*	Written options outstanding, at value	$893,922
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	1,580,760		Unrealized depreciation on over-the-counter swap agreements	12,288
Interest rate contracts	Premiums paid for swap agreements	43,292		Premiums received for swap agreements	964,105
Interest rate contracts	—	—		Due from broker-variation margin	864,032	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	5,731,439		Unrealized depreciation on foreign currency forward contracts	18,537,991
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	13,533,977		Unrealized depreciation on over-the-counter swap agreements	667,582
Credit contracts	—	—		Due from broker-variation margin	4,686,935	*
Credit contracts	Premiums paid for swap agreements	5,663,106		Premiums received for swap agreements	9,299,048

Total		$67,608,865			$35,925,903

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A227

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$587,983	$42,172,828	$37,941,615	$(31,837,924)	$—	$48,864,502
Foreign exchange contracts	—	—	—	—	(3,824,222)	(3,824,222)
Credit contracts	—	—	—	(19,775,972)	—	(19,775,972)

Total	$587,983	$42,172,828	$37,941,615	$(51,613,896)	$(3,824,222)	$25,264,308

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$(217,562)	$(19,030,132)	$(18,137,758)	$45,452,629	$—	$8,067,177
Foreign exchange contracts	—	—	—	—	(30,091,313)	(30,091,313)
Credit contracts	—	—	—	36,906,796	—	36,906,796

Total	$(217,562)	$(19,030,132)	$(18,137,758)	$82,359,425	$(30,091,313)	$14,882,660

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)	Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)
$117,204	$21,648,358	$2,646,223,738	$10,121,659	$345,667,820	$1,250,698,884	$1,169,862,920	$809,040,485	$1,007,968,349

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A228

AST PIMCO TOTAL RETURN BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Unaffiliated investments (cost $9,154,764,243)	$9,444,135,794
Affiliated investments (cost $13,940,629)	13,940,629
Cash	69,575
Deposit with broker	747,000
Receivable for investments sold	230,894,689
Dividends and interest receivable	46,532,825
Unrealized appreciation on over-the-counter swap agreements	15,114,737
Unrealized appreciation on foreign currency forward contracts	5,731,439
Premiums paid for swap agreements	5,706,398
Due from broker-variation margin	5,341,531
Receivable for fund share sold	4,096,706
Tax reclaim receivable	154,322
Prepaid expenses	50,674

Total Assets	9,772,516,319

LIABILITIES:
Payable for investments purchased	1,551,870,672
Due to broker	23,605,000
Unrealized depreciation on foreign currency forward contracts	18,537,991
Premiums received for swap agreements	10,263,153
Payable to custodian	4,066,829
Advisory fees payable	2,015,249
Written options outstanding, at value (premiums received $6,780,287)	893,922
Unrealized depreciation on over-the-counter swap agreements	679,870
Payable for fund share repurchased	599,330
Accrued expenses and other liabilities	443,032
Shareholder servicing fees payable	68,674
Deferred trustees’ fees	1,202
Affiliated transfer agent fee payable	478

Total Liabilities	1,613,045,402

NET ASSETS	$8,159,470,917

Net assets were comprised of:
Paid-in capital	$7,463,150,092
Retained earnings	696,320,825

Net assets, December 31, 2012	$8,159,470,917

Net asset value and redemption price per share, $8,159,470,917 / 651,795,648 outstanding shares of beneficial interest	$12.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$213,924,952
Unaffiliated dividend income	5,094,350
Affiliated dividend income	23,182

219,042,484

EXPENSES
Advisory fees	51,061,557
Shareholder servicing fees and expenses	7,855,596
Custodian and accounting fees	901,000
Interest expense	148,057
Insurance expenses	103,000
Trustees’ fees	87,000
Audit fee	56,000
Legal fees and expenses	28,000
Commitment fee on syndicated credit agreement	10,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Miscellaneous	41,565

Total expenses	60,310,775
Less: advisory fee waivers and/or expense reimbursement	(184,954)
Less: shareholder servicing fee waiver	(2,957,238)

Net expenses	57,168,583

NET INVESTMENT INCOME	161,873,901

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	187,784,908
Futures transactions	42,172,828
Options written transactions	37,941,615
Short sales transactions	(423,938)
Swap agreements transactions	(51,613,896)
Foreign currency transactions	(8,128,494)

207,733,023

Net change in unrealized appreciation (depreciation) on:
Investments	304,645,878
Futures	(19,030,132)
Options written	(18,137,758)
Short sales	17,672
Swap agreements	82,359,425
Foreign currencies	(29,743,010)

320,112,075

NET GAIN ON INVESTMENTS	527,845,098

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$689,718,999

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$161,873,901	$204,388,725
Net realized gain on investment and foreign currency transactions	207,733,023	81,775,199
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	320,112,075	11,868,912

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	689,718,999	298,032,836

DISTRIBUTIONS	(286,196,859)	(544,265,802)

FUND SHARE TRANSACTIONS:
Fund share sold [233,913,381 and 325,807,689 shares, respectively]	2,863,042,849	3,920,204,257
Fund share issued in reinvestment of distributions [23,869,630 and 45,775,088 shares, respectively]	286,196,859	544,265,802
Fund share repurchased [187,431,101 and 594,543,497 shares, respectively]	(2,318,426,371)	(7,072,961,966)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	830,813,337	(2,608,491,907)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,234,335,477	(2,854,724,873)
NET ASSETS:
Beginning of year	6,925,135,440	9,779,860,313

End of year	$8,159,470,917	$6,925,135,440

SEE NOTES TO FINANCIAL STATEMENTS.

A229

AST PRESERVATION ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 95.0%
	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS
AST BlackRock Value Portfolio	10,518,172	$100,238,181
AST Federated Aggressive Growth Portfolio*	2,410,331	23,211,491
AST Goldman Sachs Concentrated Growth Portfolio	4,547,873	142,530,353
AST Goldman Sachs Large-Cap Value Portfolio	5,723,202	100,842,823
AST Goldman Sachs Mid-Cap Growth Portfolio	2,259,645	11,863,135
AST Goldman Sachs Small-Cap Value Portfolio	1,543,639	18,693,467
AST High Yield Portfolio	31,688,972	242,737,528
AST International Growth Portfolio	19,175,981	227,427,131
AST International Value Portfolio	14,824,349	227,702,001
AST Jennison Large-Cap Growth Portfolio*	13,445,654	188,642,526
AST Jennison Large-Cap Value Portfolio	16,006,049	201,676,212
AST Large-Cap Value Portfolio	14,446,979	205,147,099
AST Lord Abbett Core Fixed-Income Portfolio	51,546,136	592,780,562
AST Marsico Capital Growth Portfolio	9,908,305	211,641,393
AST MFS Growth Portfolio*	19,056,584	212,862,043
AST MFS Large-Cap Value Portfolio	9,666,540	99,178,701
AST Mid-Cap Value Portfolio	2,321,142	31,126,521
AST Money Market Portfolio	150,553,438	150,553,438
AST Neuberger Berman Core Bond Portfolio	18,649,710	197,500,428
AST Neuberger Berman Mid-Cap Growth Portfolio*	719,450	17,561,768
AST Parametric Emerging Markets Equity Portfolio	8,427,707	75,427,974
AST PIMCO Limited Maturity Bond Portfolio	11,747,044	124,283,725
AST PIMCO Total Return Bond Portfolio	88,432,181	1,107,170,901
AST Prudential Core Bond Portfolio	124,357,985	1,344,309,817
AST Small-Cap Growth Portfolio*	1,517,331	34,382,722
AST Small-Cap Value Portfolio	2,944,720	43,935,226
AST T. Rowe Price Equity Income Portfolio	31,524,535	299,483,083
AST T. Rowe Price Global Bond Portfolio	132,381	1,481,339
AST T. Rowe Price Large-Cap Growth Portfolio*	13,279,618	190,031,330
AST T. Rowe Price Natural Resources Portfolio	1,100,710	21,683,984
AST Western Asset Core Plus Bond Portfolio	66,403,143	711,841,696

	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS (continued)
AST Western Asset Emerging Markets Debt Portfolio	12,747,824	$133,214,757

TOTAL LONG-TERM INVESTMENTS (cost $6,905,031,828)(w)		7,291,163,355

SHORT-TERM INVESTMENTS — 5.0%
AFFILIATED MONEY MARKET MUTUAL FUND — 4.9%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $372,454,141)(w)(Note 4)	372,454,141	372,454,141

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills (cost $9,998,903)
0.046%	03/21/13	$ 10,000	9,999,240

TOTAL SHORT-TERM INVESTMENTS (cost $382,453,044)			382,453,381

TOTAL INVESTMENTS — 100.0% (cost $7,287,484,872)			7,673,616,736
OTHER ASSETS IN EXCESS OF LIABILITIES(x)			3,586,892

NET ASSETS — 100.0%			$7,677,203,628

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown is the effective yield at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
1,262	10 Year U.S. Treasury Notes	Mar. 2013	$167,927,188	$167,569,938	$(357,250)
190	CAC40 10 Euro	Jan. 2013	9,116,288	9,133,844	17,556
35	DAX Index	Mar. 2013	8,794,466	8,799,086	4,620
56	FTSE 100 Index	Mar. 2013	5,329,456	5,319,904	(9,552)
128	Russell 2000 Mini	Mar. 2013	10,569,600	10,836,480	266,880
298	S&P 500	Mar. 2013	107,379,657	105,797,450	(1,582,207)
74	TOPIX Index	Mar. 2013	6,718,809	7,358,573	639,764

					$(1,020,189)

SEE NOTES TO FINANCIAL STATEMENTS.

A230

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized costs.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$7,663,617,496	$—	$—
U.S. Treasury Obligation	—	9,999,240	—
Other Financial Instruments*
Futures	(1,020,189)	—	—

Total	$7,662,597,307	$9,999,240	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Investment Type
Core Bonds	53.1%
Large/Mid-Cap Growth	16.6
Money Market	9.8
Large/Mid-Cap Value	8.3
High Yield	3.2
International Value	3.0
International Growth	3.0
Emerging Markets	1.0
Small-Cap Value	0.8
Small-Cap Growth	0.8
Sector	0.3
U.S. Treasury Obligation	0.1

100.0
Other assets in excess of liabilities	— *

100.0%

*	Less than 0.05%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest rate contracts	—	$—		Due from broker-variation margin	$357,250	*
Equity contracts	Due from broker-variation margin	928,920	*	Due from broker-variation margin	1,591,759	*

Total		$928,820			$1,949,009

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A231

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$6,827,961
Equity contracts	21,755,259

Total	$28,583,220

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,669,705)
Equity contracts	(2,333,304)

Total	$(4,003,009)

For the year ended December 31, 2012, the Portfolio’s average value at trade date for futures long position was $284,287,666.

SEE NOTES TO FINANCIAL STATEMENTS.

A232

AST PRESERVATION ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Affiliated investments (cost $7,277,485,969)	$7,663,617,496
Unaffiliated investments (cost $9,998,903)	9,999,240
Deposit with broker	154,404
Receivable for fund share sold	12,701,239
Due from broker-variation margin	2,759,001
Dividends and interest receivable	63,024
Prepaid expenses	2,052

Total Assets	7,689,296,456

LIABILITIES:
Payable for investments purchased	11,359,577
Advisory fees payable	394,741
Accrued expenses and other liabilities	162,509
Due to broker	156,585
Payable for fund share repurchased	16,830
Deferred trustees’ fees	2,108
Affiliated transfer agent fee payable	478

Total Liabilities	12,092,828

NET ASSETS	$7,677,203,628

Net assets were comprised of:
Paid-in capital	$6,951,314,407
Retained earnings	725,889,221

Net assets, December 31, 2012	$7,677,203,628

Net asset value and redemption price per share, $7,677,203,628 / 636,959,397 outstanding shares of beneficial interest	$12.05

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Affiliated dividend income	$105,577,586
Interest income	6,073
Unaffiliated dividend income	737

105,584,396

EXPENSES
Advisory fees	10,198,458
Custodian and accounting fees	300,000
Trustees’ fees	67,000
Audit fee	23,000
Legal fees and expenses	19,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Insurance expenses	3,000
Miscellaneous	8,436

Total expenses	10,644,894
Less: advisory fee waivers and/or expense reimbursement	(179,898)

Net expenses	10,464,996

NET INVESTMENT INCOME	95,119,400

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $157,204,801)	157,293,532
Net capital gain distribution received (including affiliated $60,248,344)	60,248,344
Futures transactions	28,583,220
Foreign currency transactions	(132,213)

245,992,883

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $317,603,477)	317,605,297
Futures	(4,003,009)
Foreign currencies	3,308

313,605,596

NET GAIN ON INVESTMENTS	559,598,479

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$654,717,879

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$95,119,400	$74,803,579
Net realized gain on investment and foreign currency transactions	245,992,883	394,094,669
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	313,605,596	(439,180,100)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	654,717,879	29,718,148

DISTRIBUTIONS	(462,823,198)	(50,334,477)

FUND SHARE TRANSACTIONS:
Fund share sold [127,364,695 and 139,195,586 shares, respectively]	1,521,146,984	1,642,235,846
Fund share issued in reinvestment of distributions [40,777,374 and 4,233,345 shares, respectively]	462,823,198	50,334,477
Fund share repurchased [29,194,126 and 96,584,962 shares, respectively]	(353,226,172)	(1,117,266,689)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,630,744,010	575,303,634

TOTAL INCREASE IN NET ASSETS	1,822,638,691	554,687,305
NET ASSETS:
Beginning of year	5,854,564,937	5,299,877,632

End of year	$7,677,203,628	$5,854,564,937

SEE NOTES TO FINANCIAL STATEMENTS.

A233

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 76.7%
COMMON STOCKS — 23.7%	Shares	Value (Note 2)

Australia — 0.9%
Adelaide Brighton Ltd.	144,321	$472,594
ALS Ltd.	49,038	559,397
AMP Ltd.	255,977	1,298,416
Atlas Iron Ltd.	1,375,341	2,631,893
Ausdrill Ltd.	21,625	64,573
Australia & New Zealand Banking Group Ltd.	173,744	4,575,827
AWE Ltd.*	85,043	108,984
BHP Billiton Ltd.	34,264	1,337,687
Bradken Ltd.	27,429	158,528
Breville Group Ltd.	38,821	269,654
Cabcharge Australia Ltd.	49,976	230,695
Cardno Ltd.	36,695	268,779
Coca-Cola Amatil Ltd.	115,786	1,627,186
Codan Ltd.	34,354	85,977
Credit Corp. Group Ltd.	18,417	156,275
Decmil Group Ltd.	50,449	136,023
DWS Ltd.	20,894	33,216
Emeco Holdings Ltd.	93,955	60,875
Envestra Ltd.	119,141	116,995
Fleetwood Corp. Ltd.	15,509	158,965
Flight Centre Ltd.(a)	18,819	532,500
Forge Group Ltd.	22,308	115,792
Grange Resources Ltd.	207,969	77,764
GUD Holdings Ltd.	15,753	142,353
Hills Holdings Ltd.	72,092	67,752
iiNET Ltd.	23,490	112,239
Iluka Resources Ltd.(a)	47,585	459,862
Imdex Ltd.	46,058	82,519
Incitec Pivot Ltd.	59,152	201,672
IOOF Holdings Ltd.	33,228	252,538
Iress Ltd.	12,678	109,613
JB Hi-Fi Ltd.(a)	18,601	201,324
Kingsgate Consolidated Ltd.	45,447	211,850
Leighton Holdings Ltd.	28,846	544,530
M2 Telecommunications Group Ltd.	50,300	220,681
Macmahon Holdings Ltd.	206,784	49,500
Mermaid Marine Australia Ltd.	30,041	107,515
Mineral Resources Ltd.	44,558	458,416
Monadelphous Group Ltd.(a)	29,163	750,815
Mount Gibson Iron Ltd.	289,036	255,909
Newcrest Mining Ltd.	170,924	3,998,387
NRW Holdings Ltd.	77,988	155,998
OZ Minerals Ltd.	3,901	27,703
Platinum Asset Management Ltd.	108,355	451,644
Ramelius Resources Ltd.*	94,245	43,986
RCR Tomlinson Ltd.	31,824	61,933
Sedgman Ltd.	39,909	51,885
Seven West Media Ltd.	115,610	198,331
Shopping Centres Australasia Property Group*	7,908	12,318
Skilled Group Ltd.	48,257	130,755
SMS Management & Technology Ltd.	14,283	69,425
Tatts Group Ltd.	90,103	283,805
Telstra Corp. Ltd.	274,957	1,252,909
Washington H Soul Pattinson & Co. Ltd.	3,978	56,651
Woolworths Ltd.	39,540	1,213,027

COMMON STOCKS (continued)	Shares	Value (Note 2)

Australia (continued)
Wotif.com Holdings Ltd.(a)	52,662	$292,113

		27,608,553

Austria — 0.1%
AMAG Austria Metall AG	2,957	90,396
Erste Group Bank AG*	6,188	196,746
EVN AG	8,087	126,119
IMMOFINANZ AG	28,855	121,474
Lenzing AG	1,597	143,583
Mayr Melnhof Karton AG	730	77,933
Oesterreichische Post AG	14,756	607,692
OMV AG	22,979	832,672
Raiffeisen Bank International AG(a)	4,683	194,809
RHI AG	3,496	114,903
Vienna Insurance Group AG Wiener
Versicherung Gruppe	5,564	296,973
Wienerberger AG	5,845	53,810

		2,857,110

Belgium — 0.1%
Ageas	6,062	179,116
Barco NV	2,001	144,871
Belgacom SA	40,271	1,184,439
EVS Broadcast Equipment SA	3,527	207,382
KBC Groep NV	16,384	571,022
Kinepolis Group NV	483	52,272
Melexis NV	3,329	56,596
Mobistar SA	11,493	295,429

		2,691,127

Bermuda — 0.1%
Catlin Group Ltd.	101,883	838,263
Golden Ocean Group Ltd.*	90,971	64,823
Hiscox Ltd.	98,764	735,265
Hongkong Land Holdings Ltd.	50,000	353,750

		1,992,101

Brazil — 0.1%
Cia Energetica de Minas Gerais, ADR	38,050	413,223
Eternit SA	19,500	77,143
MRV Engenharia e Participacoes SA	7,000	40,957
Santos Brasil Participacoes SA, UTS	23,000	328,010
Telefonica Brasil SA, ADR	30,300	729,018
Tractebel Energia SA	50,400	820,923

		2,409,274

Cambodia
NagaCorp Ltd.	466,000	284,701

Canada — 0.7%
Allied Properties Real Estate Investment Trust	2,300	76,304
Atco Ltd. (Class I Stock)	3,800	308,370
BCE, Inc.	3,300	141,429
Calfrac Well Services Ltd.	6,900	173,766
Canadian Oil Sands Ltd.	44,900	910,458
Canyon Services Group, Inc.	11,500	131,220
Celestica, Inc.*	18,100	146,845
CML HealthCare, Inc.	33,400	222,958
Corus Entertainment, Inc. (Class B Stock)	11,900	294,061
Davis & Henderson Income Corp.	6,400	138,719
Dorel Industries, Inc. (Class A Stock)	2,800	101,196

SEE NOTES TO FINANCIAL STATEMENTS.

A234

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Canada (continued)
Empire Co. Ltd. (Class A Stock)	2,200	$130,381
Ensign Energy Services, Inc.	28,600	441,924
Essential Energy Services Trust*	19,200	40,535
Genworth MI Canada, Inc.	30,400	690,395
Great-West Lifeco, Inc.	21,800	533,658
HudBay Minerals, Inc.	15,400	155,130
Husky Energy, Inc.	7,100	209,852
IAMGOLD Corp.	39,800	455,737
IGM Financial, Inc.	2,000	83,643
Linamar Corp.	2,400	55,977
Manitoba Telecom Services, Inc.	7,300	238,221
Medical Facilities Corp.	4,800	66,786
Morguard Corp.	500	57,605
Morguard Real Estate Investment Trust	5,500	101,076
Mullen Group Ltd.	10,000	210,114
Nevsun Resources Ltd.	50,100	214,060
Parkland Fuel Corp.	7,800	148,441
Petrobank Energy & Resources Ltd.*	9,500	118,428
Petrominerales Ltd.	27,500	237,760
Power Corp. of Canada	37,400	954,270
Power Financial Corp.	22,300	610,689
Quebecor, Inc. (Class B Stock)	5,200	202,155
Research In Motion Ltd.*(a)	42,500	504,172
Rogers Communications, Inc. (Class B Stock)	8,300	376,825
Savanna Energy Services Corp.	15,200	109,717
Suncor Energy, Inc.	180,894	5,948,570
Teck Resources Ltd. (Class B Stock)	22,400	814,075
Toronto-Dominion Bank (The)	53,120	4,472,504
Transcontinental, Inc.	9,100	102,006
TransForce, Inc.	12,800	255,562
Trinidad Drilling Ltd.	16,500	114,125
Wajax Corp.	7,000	286,699

		21,586,418

Chile
Sigdo Koppers SA	66,249	159,717

China — 0.2%
Agile Property Holdings Ltd.	300,000	430,701
Anta Sports Products Ltd.	267,000	240,238
Baoye Group Co. Ltd. (Class H Stock)	80,000	55,426
Billion Industrial Holdings Ltd.	143,000	91,879
Chaowei Power Holdings Ltd.	332,000	173,977
China BlueChemical Ltd. (Class H Stock)	404,000	275,592
China Lilang Ltd.	165,000	99,417
China Minzhong Food Corp. Ltd.*	322,000	215,202
China Petroleum & Chemical Corp. (Class H Stock)	436,000	501,956
China Rare Earth Holdings Ltd.	330,000	74,701
Chongqing Machinery & Electric Co. Ltd.	276,000	45,750
CNOOC Ltd.	276,000	608,032
Dongfeng Motor Group Co. Ltd. (Class H Stock)	386,000	607,720
Dongyue Group	294,000	198,763
Giant Interactive Group, Inc., ADR	46,900	253,729
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	135,600	229,816
International Taifeng Holdings Ltd.	242,000	67,084
Jiangsu Expressway Co. Ltd. (Class H Stock)	234,000	243,632

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
Minth Group Ltd.	264,000	$306,834
Peak Sport Products Co. Ltd.	416,000	82,269
Prince Frog Inernationational Holdings Ltd.	241,000	102,669
Shengli Oil & Gas Pipe Holdings Ltd.	468,000	49,678
Shenzhou International Group Holdings Ltd.	152,000	345,194
Shui On Land Ltd.	268,500	131,906
SinoMedia Holding Ltd.	85,000	39,482
Sino-Ocean Land Holdings Ltd.	545,675	414,997
Travelsky Technology Ltd.	194,000	103,946
Xingda International Holdings Ltd.	181,000	94,907
Yangzijiang Shipbuilding Holdings Ltd.	882,000	706,641
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	266,000	453,440

		7,245,578

Cyprus
Globaltrans Investment PLC, GDR	31,166	512,780
ProSafe SE	36,971	317,221

		830,001

Denmark
AP Moller - Maersk A/S (Class B Stock)	57	431,641
D/S Norden	5,705	165,396
FLSmidth & Co. A/S	3,275	190,746
H. Lundbeck A/S	25,715	377,152
Royal Unibrew A/S	1,106	96,528
Vestas Wind Systems A/S*	9,908	55,848

		1,317,311

Finland — 0.1%
Cargotec OYJ (Class B Stock)	5,924	157,681
Elisa Oyj	38,099	844,649
Huhtamaki OYJ	10,512	170,544
Metso OYJ	19,335	825,450
Orion Oyj (Class B Stock)	37,757	1,111,682
Outokumpu OYJ*	40,753	43,264
PKC Group OYJ	4,312	88,697
Ramirent OYJ	19,771	164,052
Rautaruukki OYJ	7,848	62,095
Sponda OYJ	24,042	114,548
Stora Enso Oyj (Class R Stock)	22,864	160,035
Tieto Oyj	19,246	380,267

		4,122,964

France — 2.3%
Alten Ltd.	7,543	260,361
Arkema SA	32,689	3,432,319
AXA SA	64,490	1,157,975
BNP Paribas SA	87,638	4,989,262
Bouygues SA	7,498	223,120
Casino Guichard Perrachon SA	4,821	461,770
Cie de Saint-Gobain	12,879	553,077
Cie Generale des Etablissements Michelin (Class B Stock)	63,472	6,081,853
Cie Generale d’Optique Essilor International SA	43,502	4,387,517
Ciments Francais SA	722	42,609
CNP Assurances SA	69,167	1,064,672
Credit Agricole SA*	20,602	167,785
Danone SA	17,211	1,133,731
Eiffage SA	7,128	319,379

SEE NOTES TO FINANCIAL STATEMENTS.

A235

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

France (continued)
Etablissements Maurel et Prom	15,306	$257,988
Euler Hermes SA	2,431	210,522
Faurecia	15,441	242,501
GDF Suez	27,643	569,340
Imerys SA	2,846	182,540
Ipsen SA	4,857	146,011
L’Oreal SA	47,208	6,568,675
LVMH Moet Hennessy Louis Vuitton SA	26,446	4,880,826
M6-Metropole Television SA	25,857	406,476
Mercialys SA, REIT	22,503	511,069
Natixis	43,097	147,311
Neopost SA(a)	7,731	409,991
Nexans SA	1,456	65,157
Plastic Omnium SA	10,798	328,390
Renault SA	4,957	269,206
Rexel SA	23,984	490,541
Safran SA	127,864	5,537,430
Saft Groupe SA	8,964	210,958
Sanofi	104,802	9,938,416
Schneider Electric SA	86,894	6,364,216
SCOR SE	5,907	159,658
SEB SA	3,718	275,078
Societe Generale SA*	17,960	682,887
Total SA	64,747	3,368,993
Valeo SA	9,704	487,435
Vinci SA	12,394	596,739
Vivendi SA	42,227	955,009

		68,538,793

Gabon
Total Gabon	73	33,195

Germany — 1.3%
ADVA Optical Networking SE*	11,420	60,286
Allianz SE	4,427	617,114
Aurubis AG	9,095	650,647
Axel Springer AG	12,831	549,297
BASF SE	22,304	2,109,076
Bechtle AG	5,516	223,599
Bijou Brigitte AG	694	56,795
Commerzbank AG*	56,253	107,768
Continental AG	10,543	1,228,828
Daimler AG	92,644	5,100,594
Deutsche Bank AG	6,952	305,853
Deutsche Lufthansa AG	18,579	351,224
Drillisch AG	19,686	291,155
E.ON AG	30,930	580,127
Freenet AG	22,792	422,417
GEA Group AG	148,818	4,838,951
Hannover Rueckversicherung AG	7,401	579,677
Infineon Technologies AG	791,667	6,449,309
K+S AG	20,034	930,459
Kloeckner & Co. SE*	4,845	57,929
Leoni AG	5,953	226,476
Metro AG	5,087	141,324
Muenchener Rueckversicherungs- Gesellschaft AG	7,857	1,418,414
NORMA Group AG	3,354	92,970
Rheinmetall AG	6,088	295,754
RWE AG	20,674	857,510
Salzgitter AG	2,181	114,304

COMMON STOCKS (continued)	Shares	Value (Note 2)

Germany (continued)
SMA Solar Technology AG(a)	5,752	$145,712
Suedzucker AG	20,127	826,159
Symrise AG	121,741	4,373,898
Telefonica Deutschland Holding AG*	691,070	5,266,946
Wacker Chemie AG(a)	3,702	243,503

		39,514,075

Guernsey
UK Commercial Property Trust Ltd.	63,576	67,956

Hong Kong — 0.9%
361 Degrees International Ltd.	478,000	138,749
AIA Group Ltd.	1,532,000	6,076,426
Apollo Solar Energy Technology Holdings Ltd.*	1,018,000	46,523
Asian Citrus Holdings Ltd.	158,007	78,286
Bosideng International Holdings Ltd.	1,012,000	304,655
Champion, REIT	249,000	119,759
China All Access Holdings Ltd.	220,000	52,114
China Mobile Ltd.	126,000	1,482,730
China South City Holdings Ltd.	436,000	66,593
China Travel International Inv HK	652,000	135,357
China Vanadium Titano - Magnetite Mining Co. Ltd.	837,000	201,730
Citic Resources Holdings Ltd.*	232,000	36,287
Citic Telecom International Holdings Ltd.	185,000	50,645
City Telecom HK Ltd.	199,000	69,623
CSI Properties Ltd.	4,390,000	180,124
CST Mining Group Ltd.*	5,000,000	70,699
Emperor International Holdings	778,000	217,481
First Pacific Co. Ltd.	1,104,000	1,219,163
Giordano International Ltd.	218,000	211,351
Glorious Property Holdings Ltd.*	1,100,000	211,722
Great Eagle Holdings Ltd.	56,097	188,414
Hang Seng Bank Ltd.	68,800	1,062,062
Henderson Land Development Co. Ltd.	70,000	501,145
Hua Han Bio-Pharmaceutical Holdings Ltd.	592,000	180,264
Huabao International Holdings Ltd.	294,000	147,155
Jardine Strategic Holdings Ltd.	167,000	5,931,840
K Wah International Holdings Ltd.	550,000	269,000
Kingboard Chemical Holdings Ltd.	51,000	184,166
Kowloon Development Co. Ltd.	113,000	136,264
New World China Land Ltd.	462,000	224,142
New World Development Ltd.	438,000	693,431
Pacific Textile Holdings Ltd.	200,000	180,813
Ports Design Ltd.	169,000	135,370
Qingling Motors Co. Ltd.	298,000	72,460
Real Nutriceutical Group Hkd	808,000	299,756
REXLot Holdings Ltd.	2,475,000	189,879
Royale Furniture Holdings Ltd.	476,000	46,881
Shenzhen International Holdings Ltd.	1,185,000	125,194
Shenzhen Investment Ltd.	536,000	220,405
Singamas Container Holdings Ltd.	434,000	106,158
SmarTone Telecommunications Holding Ltd.	197,500	362,091
SUNeVision Holdings Ltd.	441,000	91,240
Swire Pacific Ltd. (Class A Stock)	43,500	544,139
TCL Communication Technology Holdings Ltd.	210,000	66,623
TCL Multimedia Technology Holdings Ltd.	132,000	74,981
Television Broadcasts Ltd.	65,000	488,721
Tianneng Power International Ltd.	290,000	189,020

SEE NOTES TO FINANCIAL STATEMENTS.

A236

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong (continued)
Truly International Holdings	798,000	$182,243
VTech Holdings Ltd.	19,700	222,348
Wharf Holdings Ltd. (The)	148,000	1,179,519
Wheelock & Co. Ltd.	197,000	1,004,915
Wing Hang Bank Ltd.	17,500	184,333
XTEP International Holdings	234,500	102,255

		26,557,244

Hungary
EGIS Pharmaceuticals PLC	3,266	260,620

Indonesia — 0.1%
Indo Tambangraya Megah Tbk PT	83,000	359,313
Medco Energi Internasional Tbk PT	404,500	68,773
Panin Financial Tbk PT*	4,302,000	60,520
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	2,255,500	540,284
Telekomunikasi Indonesia Tbk PT	1,258,500	1,186,171

		2,215,061

Ireland — 0.4%
Bank of Ireland*	640,245	97,867
Beazley PLC	103,988	302,705
DCC PLC	9,316	306,424
Kentz Corp. Ltd.	35,478	225,885
Shire PLC	201,278	6,191,567
UBM PLC	27,681	327,368
WPP PLC	352,161	5,144,810

		12,596,626

Isle of Man
Eros International PLC*	31,060	116,805

Israel — 0.4%
Bank Hapoalim BM*	242,514	1,040,492
Bank Leumi Le-Israel BM*	288,220	981,051
Bezeq Israeli Telecommunication Corp. Ltd. (The)	855,725	991,193
Cellcom Israel Ltd.	21,165	176,721
Check Point Software Technologies Ltd.*(a)	108,268	5,157,888
Delek Group Ltd.	1,457	342,854
Israel Chemicals Ltd.	123,439	1,486,594
Israel Discount Bank Ltd. (Class A Stock)*	315,523	524,125

		10,700,918

Italy — 0.3%
Astaldi SpA	16,886	113,616
Atlantia SpA	66,989	1,216,432
Autostrada Torino-Milano SpA	14,517	149,977
Banca Popolare di Milano Scarl*	455,928	273,001
Credito Emiliano SpA	49,902	272,199
Danieli & C Officine Meccaniche SpA	10,005	288,662
De’longhi SpA	12,149	174,587
Enel SpA	329,898	1,372,212
Eni SpA	107,205	2,626,271
Exor SpA	5,326	134,226
Fiat Industrial SpA	15,114	165,583
Geox SpA	34,448	99,980
Intesa Sanpaolo SpA	256,948	444,346
Italcementi SpA	10,845	60,904
Lottomatica Group SpA	20,800	475,254
Mediobanca SpA	84,769	523,623

COMMON STOCKS (continued)	Shares	Value (Note 2)

Italy (continued)
Recordati SpA	87,593	$800,929
Saras SpA*	48,649	63,907
Societa Iniziative Autostradali e Servizi SpA	57,732	540,989
UniCredit SpA*	102,896	506,710

		10,303,408

Japan — 3.6%
Aeon Delight Co. Ltd.	8,700	170,302
Ai Holdings Corp.	30,600	217,982
Aica Kogyo Co. Ltd.	10,200	164,848
Ain Pharmaciez, Inc.	3,200	175,044
Aisan Industry Co. Ltd.	12,700	106,453
Aisin Seiki Co. Ltd.	15,600	487,143
All Nippon Airways Co. Ltd.	155,000	325,639
Alpen Co. Ltd.	3,600	63,269
Alpine Electronics, Inc.	10,400	96,152
Amada Co. Ltd.	26,000	169,183
Amuse, Inc.	3,300	63,652
Anritsu Corp.	8,000	95,040
AOKI Holdings, Inc.	7,100	161,768
Aoyama Trading Co. Ltd.	6,700	128,416
Aozora Bank Ltd.	180,000	553,450
Arcs Co. Ltd.	15,500	317,171
Arnest One Corp.	14,500	237,523
Arrk Corp.*	21,100	39,350
Asahi Diamond Industrial Co. Ltd.	22,200	219,684
Asahi Glass Co. Ltd.	50,000	365,080
Asahi Holdings, Inc.	10,800	182,618
Asahi Kasei Corp.	91,000	538,093
Astellas Pharma, Inc.	106,100	4,770,425
Autobacs Seven Co. Ltd.	2,600	109,001
Avex Group Holdings, Inc.	5,200	104,924
Bank of Yokohama Ltd. (The)	92,000	427,765
Brother Industries Ltd.	23,000	247,605
Calsonic Kansei Corp.	34,000	140,025
Canon Electronics, Inc.	11,100	243,068
Canon Marketing Japan, Inc.	10,100	144,732
Canon, Inc.	22,100	856,591
Central Japan Railway Co.	1,900	154,203
Chiba Bank Ltd. (The)	59,000	345,632
Chiyoda Co. Ltd.	7,600	190,226
Chori Co. Ltd.	8,000	86,295
Chugoku Bank Ltd. (The)	18,000	251,240
Chugoku Marine Paints Ltd.	14,000	84,239
Citizen Holdings Co. Ltd.	53,600	283,138
CKD Corp.	19,900	125,678
Cocokara Fine, Inc.	7,800	244,173
Create SD Holdings Co. Ltd.	4,700	132,953
CyberAgent, Inc.	83	170,546
Dai Nippon Printing Co. Ltd.	17,000	133,304
Daido Metal Co. Ltd.	11,000	96,082
Daihatsu Motor Co. Ltd.	52,000	1,035,988
Daiichi Jitsugyo Co. Ltd.	12,000	55,652
Daiichikosho Co. Ltd.	9,300	215,660
Daikyo, Inc.	43,000	117,662
Daishi Bank Ltd. (The)	60,000	189,340
Daiwa House Industry Co. Ltd.	22,000	378,241
Daiwa Industries Ltd.	10,000	56,086
Dena Co. Ltd.	10,600	347,726
Doshisha Co. Ltd.	6,200	162,390

SEE NOTES TO FINANCIAL STATEMENTS.

A237

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Dr. Ci:Labo Co. Ltd.(a)	104	$325,254
Elecom Co. Ltd.	3,400	58,099
Elematec Corp.	2,500	33,255
EPS Corp.	37	95,214
Exedy Corp.	13,300	295,026
FamilyMart Co. Ltd.	15,300	630,331
FANUC Corp.	32,300	6,009,402
FCC Co. Ltd.	11,600	240,929
F-Tech, Inc.	2,500	34,098
Fuji Media Holdings, Inc.	269	406,584
Fuji Seal International, Inc.	2,700	54,549
FUJIFILM Holdings Corp.	19,800	398,373
Fukuoka Financial Group, Inc.	32,000	128,153
Gree, Inc.(a)	21,600	335,222
Gulliver International Co. Ltd.	10	356
Gunma Bank Ltd. (The)	53,000	259,306
Hachijuni Bank Ltd. (The)	58,000	290,988
Hajime Construction Co. Ltd.	5,000	185,909
Hakuto Co. Ltd.	3,200	29,413
Heiwa Corp.	16,700	272,148
Higo Bank Ltd. (The)	18,000	100,389
HI-LEX Corp.	2,300	38,415
HIS Co. Ltd.	8,100	274,316
Hitachi Chemical Co. Ltd.	18,600	280,362
Hitachi High-Technologies Corp.	4,800	99,330
Hitachi Ltd.	27,000	158,882
Hitachi Transport System Ltd.	24,900	363,789
Hogy Medical Co. Ltd.	6,700	318,890
Hokkoku Bank Ltd. (The)	30,000	110,823
Hoya Corp.	28,200	555,651
Hyakugo Bank Ltd. (The)	23,000	104,053
INPEX Corp.	168	898,524
Iriso Electronics Co. Ltd.	2,400	37,639
Isuzu Motors Ltd.	133,000	793,667
IT Holdings Corp.	12,400	149,692
ITOCHU Corp.	110,900	1,172,113
Iyo Bank Ltd. (The)	29,000	229,881
J Trust Co. Ltd.	9,800	168,155
Japan Digital Laboratory Co. Ltd.	4,700	52,769
Japan Petroleum Exploration Co.	5,600	197,778
Japan Tobacco, Inc.	52,300	1,477,442
JFE Holdings, Inc.	5,700	107,426
JTEKT Corp.	22,500	214,502
Justsystems Corp.*	18,300	108,445
JVC Kenwood Corp.	26,600	98,923
Kagoshima Bank Ltd. (The)	21,000	132,038
Kaken Pharmaceutical Co. Ltd.	48,000	706,181
Kamei Corp.	8,000	72,335
Kanto Natural Gas Development Ltd.	6,000	32,772
Kasai Kogyo Co. Ltd.	12,000	56,349
KDDI Corp.	20,200	1,428,085
Keihin Corp.	15,700	225,188
Keiyo Bank Ltd. (The)	33,000	145,602
Kinden Corp.	37,000	241,121
Kintetsu World Express, Inc.	7,600	254,147
Kinugawa Rubber Industrial Co. Ltd.	13,000	81,807
Koito Manufacturing Co. Ltd.	23,000	335,434
Kuraray Co. Ltd.	37,000	485,039
Kurita Water Industries Ltd.	20,900	458,986
Kuroda Electric Co. Ltd.	9,500	112,361

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
KYB Co. Ltd.	21,000	$85,564
Kyokuto Securities Co. Ltd.	3,300	33,710
KYORIN Holdings, Inc.	14,000	271,471
Lasertec Corp.	3,500	63,584
Lawson, Inc.	11,800	800,455
Lintec Corp.	5,100	95,445
Macnica, Inc.	6,000	119,095
Maeda Road Construction Co. Ltd.	20,000	305,572
Mamiya-Op Co. Ltd.	44,000	75,605
Mars Engineering Corp.	3,600	72,109
Marubeni Corp.	67,000	480,741
Marvelous AQL, Inc.	137	50,076
Matsumotokiyoshi Holdings Co. Ltd.	12,500	295,315
Medical System Network Co. Ltd.	7,700	35,777
Medipal Holdings Corp.	13,300	147,462
Megane TOP Co. Ltd.	15,500	183,235
Megmilk Snow Brand Co. Ltd.	6,100	95,698
Meitec Corp.	2,500	55,043
MID Reit, Inc., REIT	28	66,332
Ministop Co. Ltd.	6,400	107,360
Miraca Holdings, Inc.	14,200	572,555
Miraial Co. Ltd.	2,000	37,790
Mitsuba Corp.	5,000	36,213
Mitsubishi Corp.	49,900	960,723
Mitsubishi Motors Corp.*	168,000	173,694
Mitsubishi UFJ Financial Group, Inc.	139,800	756,474
Mitsuboshi Belting Co. Ltd.	7,000	38,930
Mitsui & Co. Ltd.	95,600	1,432,936
Mitsui Matsushima Co. Ltd.	102,000	171,260
Mitsui Sugar Co. Ltd.	24,000	69,210
Miyachi Corp.	5,400	36,855
Mizuho Financial Group, Inc.	140,900	258,338
Mochida Pharmaceutical Co. Ltd.	17,000	208,822
Moshi Moshi Hotline, Inc.	22,600	287,841
MTI Ltd.	55	51,418
Musashino Bank Ltd. (The)	3,200	104,516
NAC Co. Ltd.	1,500	35,763
Nachi-Fujikoshi Corp.	29,000	118,492
Nagase & Co. Ltd.	5,000	55,401
Namco Bandai Holdings, Inc.	20,600	267,021
NEC Mobiling Ltd.	4,100	166,564
NEC Networks & System Integration Corp.	7,300	129,759
NET One Systems Co. Ltd.	32,100	316,966
Nichiha Corp.	10,900	126,484
Nichii Gakkan Co.	32,500	258,166
Nifty Corp.	33	51,654
Nihon Kohden Corp.	14,500	440,566
Nihon Nohyaku Co. Ltd.	28,000	148,712
Nihon Parkerizing Co. Ltd.	8,000	115,078
Nippo Corp.	16,000	221,249
Nippon Carbon Co. Ltd.	46,000	95,662
Nippon Denko Co. Ltd.	50,000	150,050
Nippon Electric Glass Co. Ltd.	48,000	273,312
Nippon Piston Ring Co. Ltd.	31,000	60,385
Nippon Shokubai Co. Ltd.	50,000	512,156
Nippon Telegraph & Telephone Corp.	148,600	6,256,501
Nippon Television Network Corp.	22,200	296,765
Nishi-Nippon City Bank Ltd. (The)	54,000	133,992
Nisshin Fudosan Co.	9,800	61,217
Nissin Electric Co. Ltd.	7,000	35,950

SEE NOTES TO FINANCIAL STATEMENTS.

A238

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Nissin Kogyo Co. Ltd.	14,800	$229,178
Nitori Holdings Co. Ltd.	6,550	479,896
Nittetsu Mining Co. Ltd.	12,000	53,081
Nittoku Engineering Co. Ltd.	8,500	94,648
NOF Corp.	14,000	62,938
Nomura Holdings, Inc.	72,000	426,189
Nomura Research Institute Ltd.	14,700	306,212
NTN Corp.	28,000	75,890
NTT DoCoMo, Inc.	1,548	2,231,473
Nuflare Technology, Inc.	19	116,359
Obic Co. Ltd.	810	162,148
Ohara, Inc.	4,200	31,635
Okabe Co. Ltd.	12,100	78,934
Okinawa Cellular Telephone Co.	1,500	31,860
OKK Corp.*	37,000	49,104
OKUMA Corp.	47,000	324,357
ORIX Corp.	5,450	615,624
Orix JREIT, Inc., REIT	17	83,843
Otsuka Holdings Co. Ltd.	63,400	1,786,059
Pacific Metals Co. Ltd.	29,000	137,424
Pal Co. Ltd.	2,950	132,799
PanaHome Corp.	14,000	94,003
Point, Inc.	4,140	151,238
Press Kogyo Co. Ltd.	24,000	109,318
Pressance Corp.	5,700	141,509
Prima Meat Packers Ltd.	47,000	79,652
Proto Corp.	2,900	50,112
Resorttrust, Inc.	7,500	147,653
Riberesute Corp.	74	42,568
Ricoh Leasing Co. Ltd.	5,700	144,226
Riso Kagaku Corp.	2,300	43,128
Rohm Co. Ltd.	5,100	166,718
Round One Corp.	12,300	70,582
Ryohin Keikaku Co. Ltd.	3,700	206,933
San-A Co. Ltd.	1,500	56,048
San-In Godo Bank Ltd. (The)	26,000	183,043
Sankyo Co. Ltd.	6,300	249,984
Sankyu, Inc.	46,000	174,186
Sanoh Industrial Co. Ltd.	6,900	45,738
Sega Sammy Holdings, Inc.	23,400	394,976
Seino Holdings Co. Ltd.	17,000	107,850
Sekisui Chemical Co. Ltd.	484,000	4,222,273
Sekisui House Ltd.	29,000	317,541
Sekisui Jushi Corp.	2,000	20,978
Seria Co. Ltd.	9,300	147,896
Seven & I Holdings Co. Ltd.	152,400	4,296,273
Shiga Bank Ltd. (The)	14,000	86,816
Shimachu Co. Ltd.	6,100	128,155
Shimamura Co. Ltd.	5,000	485,879
Shinko Electric Industries Co. Ltd.	8,600	68,469
Shinko Plantech Co. Ltd.	10,400	82,316
Shinsei Bank Ltd.	185,000	370,284
Shionogi & Co. Ltd.	40,000	666,553
Shizuoka Bank Ltd/The	38,000	371,189
Showa Corp.	11,100	110,267
Showa Denko KK	52,000	79,478
Simplex Holdings, Inc.	161	46,429
SKY Perfect JSAT Holdings, Inc.	366	152,849
Skymark Airlines, Inc.*	29,200	166,864
SMC Corp.	28,000	5,086,326

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
SNT Corp.	11,900	$51,197
Sodick Co. Ltd.	15,800	73,932
Softbank Corp.	12,100	443,359
Sogo Medical Co. Ltd.	3,400	114,615
Sony Corp.	3,300	37,011
Sony Financial Holdings, Inc.	37,100	666,993
St. Marc Holdings Co. Ltd.	3,000	106,680
Star Micronics Co. Ltd.	10,400	104,428
Studio Alice Co. Ltd.	7,900	113,620
Sumitomo Corp.	40,700	522,173
Sumitomo Electric Industries Ltd.	39,900	461,197
Sumitomo Heavy Industries Ltd.	75,000	359,440
Sumitomo Metal Mining Co. Ltd.	32,000	451,708
Sumitomo Mitsui Financial Group, Inc.	215,300	7,824,393
Sumitomo Mitsui Trust Holdings, Inc.	73,000	257,202
Sumitomo Pipe & Tube Co. Ltd.	12,900	105,514
Sumitomo Precision Products Co. Ltd.	17,000	82,281
Sumitomo Rubber Industries Ltd.	24,100	291,425
Sun Corp.	5,400	41,385
Suzuki Motor Corp.	86,400	2,260,943
Tachi-S Co. Ltd.	4,600	78,886
Tact Home Co. Ltd.	64	79,853
Taihei Dengyo Kaisha Ltd.	15,000	92,524
Taikisha Ltd.	10,500	198,308
Takata Corp.	7,800	159,659
Takeda Pharmaceutical Co. Ltd.	40,400	1,805,678
Takeuchi Manufacturing Co. Ltd.	5,500	75,178
Tecmo Koei Holdings Co. Ltd.	14,500	122,079
Teijin Ltd.	27,000	67,239
Teikoku Sen-I Co. Ltd. (Class I Stock)	4,000	29,362
Tenma Corp.	4,100	43,869
Toagosei Co. Ltd.	43,000	168,788
Tocalo Co. Ltd.	6,000	100,571
Toei Co. Ltd.	19,000	98,883
Toho Holdings Co. Ltd.	8,400	147,179
Tokai Carbon Co. Ltd.	41,000	172,525
Tokai Corp.	3,300	82,731
Tokai Rika Co. Ltd.	22,100	307,674
Tokai Rubber Industries Ltd.	15,300	154,323
Tokyo Ohka Kogyo Co. Ltd.	10,200	201,732
Tokyo Seimitsu Co. Ltd.	8,600	140,964
Tokyo Tekko Co. Ltd.	12,000	44,885
Tomen Electronics Corp.	2,400	29,986
Tomy Co. Ltd.	8,500	47,135
Toppan Forms Co. Ltd.	19,300	173,424
Toppan Printing Co. Ltd.	17,000	105,385
Topy Industries Ltd.	49,000	116,625
Toridoll.corp.	8,200	87,248
Toshiba Machine Co. Ltd.	27,000	133,952
Toshiba Plant Systems & Services Corp.	25,000	360,183
Totetsu Kogyo Co. Ltd.	7,000	95,900
Touei Housing Corp.	5,400	74,716
Toyo Kanetsu KK	50,000	103,556
Toyo Tanso Co. Ltd.	6,400	131,419
Toyoda Gosei Co. Ltd.	15,300	311,000
Toyota Boshoku Corp.	16,200	187,830
Transcosmos, Inc.	12,500	134,830
TS Tech Co. Ltd.	4,600	82,923
Tsubakimoto Chain Co.	29,000	163,665
Unipres Corp.	14,000	308,170

SEE NOTES TO FINANCIAL STATEMENTS.

A239

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Universal Entertainment Corp.	7,100	$122,370
USS Co. Ltd.	4,250	442,551
Valor Co. Ltd.	4,600	72,418
VT Holdings Co. Ltd.	14,300	137,013
Wakita & Co. Ltd.	17,000	139,598
Warabeya Nichiyo Co. Ltd.	7,200	133,437
Welcia Holdings Co. Ltd.	4,300	149,804
Xebio Co. Ltd.	7,100	144,796
Yamada Denki Co. Ltd.	3,480	134,505
Yamaguchi Financial Group, Inc.	13,000	114,808
Yamaya Corp.	3,600	48,607
Yamazen Corp.	15,100	113,289
Yellow Hat Ltd.	7,600	114,970
Yodogawa Steel Works Ltd.	11,000	37,740
Yokohama Rubber Co. Ltd. (The)	16,000	115,984
Yorozu Corp.	6,200	91,604
Yuasa Trading Co. Ltd.	68,000	121,966
Yusen Logistics Co. Ltd.	6,000	59,948
Zappallas, Inc.	109	105,926
Zeon Corp.	41,000	355,518

		109,928,585

Kazakhstan
KazMunaiGas Exploration Production JSC, GDR	30,885	540,617

Luxembourg
APERAM	3,629	55,389
ArcelorMittal	12,489	217,752
Oriflame Cosmetics SA, SDR	16,508	527,982
Regus PLC	78,082	140,006

		941,129

Malaysia
Hap Seng Plantations Holdings Bhd	122,900	113,335
JCY International Bhd	213,800	43,940
Kulim Malaysia Bhd	128,500	205,903
Mudajaya Group Bhd	96,300	82,896
Padini Holdings Bhd	109,100	66,486
POS Malaysia Bhd	216,900	247,913
Tradewinds Plantation Bhd	60,100	81,199

		841,672

Malta
Unibet Group PLC	7,629	244,241

Mexico — 0.1%
Consorcio ARA SAB de CV*	176,600	56,424
Grupo Financiero Santander Mexico SAB de CV, ADR*	81,034	1,311,130
Grupo Mexico SAB de CV (Class B Stock)	94,000	339,093

		1,706,647

Netherlands — 0.4%
Aegon NV	109,789	709,221
BinckBank NV	19,245	158,773
ING Groep NV, CVA*	35,029	332,707
Koninklijke Ahold NV	95,004	1,273,916
Koninklijke Boskalis Westminster NV	4,183	189,353
Koninklijke KPN NV	122,076	603,709
Koninklijke Ten Cate NV	4,767	125,725

COMMON STOCKS (continued)	Shares	Value (Note 2)

Netherlands (continued)
LyondellBasell Industries NV (Class A Stock)	27,200	$1,552,848
Nutreco NV	6,018	511,610
PostNL NV*	56,225	219,348
Royal Dutch Shell PLC (Class B Stock)	23,644	843,535
Royal Dutch Shell PLC (Class A Stock), (XEQT)	70,782	2,436,345
Royal Dutch Shell PLC (Class A Stock), (XLON)	70,816	2,458,049
Royal Imtech NV	17,379	403,665
SBM Offshore NV*	12,789	180,361
TKH Group NV	3,249	84,097

		12,083,262

New Zealand
New Zealand Oil & Gas Ltd.	45,904	33,350
Nuplex Industries Ltd.	29,578	77,737
Restaurant Brands New Zealand Ltd.	16,718	36,474
Telecom Corp of New Zealand Ltd.	197,547	373,919

		521,480

Norway — 0.6%
Atea ASA	22,313	238,725
DNB ASA	437,600	5,593,254
Fred Olsen Energy ASA	12,303	540,163
Kongsberg Gruppen A/S	3,434	76,926
Seadrill Ltd.	17,360	639,576
SpareBank 1 SR Bank ASA	28,508	190,814
Statoil ASA	296,981	7,485,294
TGS Nopec Geophysical Co. ASA	19,103	630,890
Yara International ASA	27,061	1,349,225

		16,744,867

Philippines
First Philippine Holdings Corp.	133,300	292,546
Globe Telecom, Inc.	3,190	85,116

		377,662

Poland — 0.1%
Asseco Poland SA	13,167	193,072
Jastrzebska Spolka Weglowa SA	15,882	476,104
KGHM Polska Miedz SA	17,857	1,103,154
PGE SA	163,069	962,044
Synthos SA	254,015	448,867
Tauron Polska Energia SA	120,440	184,999

		3,368,240

Portugal
Banco Espirito Santo SA*	295,180	351,076

Russia — 0.2%
Alliance Oil Co. Ltd., SDR*	36,526	299,987
Federal Grid Co. Unified Energy System JSC, GDR*	89,656	295,022
Federal Hydrogenerating Co. JSC, ADR	127,499	299,750
Gazprom Neft OAO, ADR	13,574	322,518
Lukoil OAO, ADR	7,634	515,295
Sberbank of Russia, ADR	358,588	4,503,865
Surgutneftegas OAO, ADR	92,967	838,562
Tatneft OAO, ADR	7,000	304,990

		7,379,989

SEE NOTES TO FINANCIAL STATEMENTS.

A240

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Singapore — 0.2%
Ausgroup Ltd.	282,000	$120,156
Biosensors International Group Ltd.*	466,000	465,211
Cape PLC	40,037	137,881
ComfortDelGro Corp. Ltd.	479,000	704,669
Ho Bee Investment Ltd.	101,000	159,377
Indofood Agri Resources Ltd.	386,000	426,604
Jardine Cycle & Carriage Ltd.	19,000	756,766
Keppel Corp. Ltd.	113,000	1,031,867
Lippo-Malls Indonesia Retail Trust, REIT	319,000	128,500
M1 Ltd.	85,000	188,572
QAF Ltd.	253,000	159,862
SembCorp Industries Ltd.	30,000	130,810
UMS Holdings Ltd.	104,000	35,660
UOL Group Ltd.	61,000	300,845

		4,746,780

South Africa — 0.2%
ABSA Group Ltd.	7,292	141,963
Astral Foods Ltd.	10,848	132,441
Gold Fields Ltd.	69,339	860,733
Kumba Iron Ore Ltd.	5,263	356,111
Lewis Group Ltd.	12,697	103,734
MTN Group Ltd.	73,334	1,543,587
Palabora Mining Co. Ltd.	4,406	54,448
Reunert Ltd.	34,686	311,422
Sasol Ltd.	11,609	500,617
Telkom SA Ltd.*	57,766	115,174
Vodacom Group Ltd.	71,219	1,048,100

		5,168,330

South Korea — 0.6%
AtlasBX Co. Ltd.	5,131	159,627
Capro Corp.	8,050	95,404
Chong Kun Dang Pharm Corp.	6,600	228,650
CJ Corp.	2,522	280,304
Daechang Forging Co. Ltd.	1,880	71,853
Daelim Industrial Co. Ltd.	5,720	468,504
Digital Power Communications Co. Ltd.	38,300	120,817
Dongkook Industrial Co. Ltd.*	26,870	77,144
DRB Holding Co. Ltd.	11,162	70,379
Global & Yuasa Battery Co. Ltd.	4,450	195,955
Halla Climate Control Corp.	7,540	168,124
Hansae Yes24 Holdings Co. Ltd.	11,020	72,059
Hyundai Home Shopping Network Corp.	1,365	154,743
Hyundai Motor Co.	23,319	4,807,077
Industrial Bank of Korea	9,810	109,674
INTOPS Co. Ltd.	2,045	53,485
KB Financial Group, Inc.	10,360	370,048
Kia Motors Corp.	16,155	859,019
Korea Electric Terminal Co. Ltd.	5,400	147,266
Korea Exchange Bank*	24,250	173,492
Korea United Pharm, Inc.	18,540	153,846
KP Chemical Corp.	15,020	169,761
KT&G Corp.	15,564	1,174,669
Kwang Dong Pharmaceutical Co. Ltd.	19,930	113,074
Kyungdong Pharm Co. Ltd.	12,021	146,771
MegaStudy Co. Ltd.	2,461	181,539
Meritz Fire & Marine Insurance Co. Ltd.	14,260	188,950
Neowiz Corp.*	2,416	33,009
Neowiz Games Corp.*	3,495	82,664

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea (continued)
S&T Dynamics Co. Ltd.	14,630	$163,688
Saeron Automotive Corp.	6,880	36,526
Samsung Electronics Co. Ltd.	4,000	5,747,199
SeAH Steel Corp.	531	46,233
Sindoh Co. Ltd.	1,344	79,090
SK Holdings Co. Ltd.	1,977	334,348
Whanin Pharmaceutical Co. Ltd.	14,030	111,360
Woori Finance Holdings Co. Ltd.	20,360	227,114
Youngone Holdings Co. Ltd.	1,490	83,089

		17,756,554

Spain — 0.3%
Abengoa SA	11,638	37,167
ACS Actividades de Construccion y Servicios SA	11,669	295,736
Banco Bilbao Vizcaya Argentaria SA	28,359	263,480
Banco Popular Espanol SA	149,682	116,997
Banco Santander SA	57,090	463,974
Construcciones y Auxiliar de Ferrocarriles SA	284	131,153
Corp. Financiera Alba	3,004	141,536
Duro Felguera SA	42,360	268,943
Ebro Foods SA	62	1,231
Enagas SA	63,670	1,364,076
Gas Natural SDG SA	82,957	1,495,503
Grupo Catalana Occidente SA	12,137	221,664
Indra Sistemas SA(a)	14,488	193,791
Mapfre SA	175,780	541,605
Obrascon Huarte Lain SA	16,467	481,171
Red Electrica Corp. SA	24,073	1,189,114
Repsol SA	31,522	643,454
Tecnicas Reunidas SA	12,126	567,972
Telefonica SA	60,885	824,330

		9,242,897

Sweden — 0.5%
Axfood AB	9,880	373,663
Betsson AB	7,803	241,415
Bilia AB (Class A Stock)	5,946	85,711
BillerudKorsnas AB	29,999	284,220
Boliden AB	9,525	180,985
Clas Ohlson AB	6,103	81,187
Hoganas AB (Class B Stock)	2,897	111,533
Industrivarden AB (Class C Stock)	45,948	765,525
Intrum Justitia AB	27,163	407,000
Investment AB Kinnevik (Class B Stock)	38,761	810,780
JM AB(a)	17,727	317,936
Kungsleden AB	17,622	96,780
Meda AB (Class A Stock)	32,120	331,113
Saab AB	17,203	358,313
Sandvik AB	367,241	5,902,210
Scania AB	6,676	138,803
SKF AB (Class B Stock)	49,415	1,251,564
Tele2 AB (Class B Stock)	25,774	465,861
TeliaSonera AB	264,323	1,794,488
Trelleborg AB (Class B Stock)	20,682	258,656

		14,257,743

Switzerland — 1.8%
BB Biotech AG*	1,860	179,970

SEE NOTES TO FINANCIAL STATEMENTS.

A241

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Switzerland (continued)
Credit Suisse Group AG*	274,024	$6,687,932
Ferrexpo PLC	95,979	402,996
Georg Fischer AG*	739	298,635
Helvetia Holding AG	2,029	773,904
Implenia AG	6,158	268,632
Julius Baer Group Ltd.*	109,320	3,892,100
Logitech International SA	10,897	83,656
Nestle SA	165,555	10,801,383
Novartis AG	67,108	4,239,433
OC Oerlikon Corp. AG*	13,746	156,544
Roche Holding AG	56,456	11,414,341
Schweizerische National-Versicherungs- Gesellschaft AG	4,570	202,356
Swiss Life Holding AG*	3,769	503,072
Swiss Re AG*	10,569	766,240
Swisscom AG	2,491	1,079,384
Syngenta AG	10,866	4,389,716
Walter Meier AG	201	52,060
Xstrata PLC	35,729	623,682
Zehnder Group AG	1,726	83,462
Zurich Insurance Group AG*	24,581	6,586,676

		53,486,174

Taiwan — 0.2%
Ability Enterprise Co. Ltd.	59,000	55,467
Accton Technology Corp.	135,000	75,766
Alcor Micro Corp.	31,000	36,536
Alpha Networks, Inc.	83,000	55,860
AMPOC Far-East Co. Ltd.	49,000	44,983
Anpec Electronics Corp.	48,000	30,090
Asustek Computer, Inc.	19,000	215,163
AV Tech Corp.	32,000	97,833
Chicony Electronics Co. Ltd.	132,480	308,929
China Ecotek Corp.	16,000	36,554
China Petrochemical Development Corp.	61,100	38,157
Chin-Poon Industrial Co.	240,000	259,970
Cyberlink Corp.	28,000	92,424
Dynapack International Technology Corp.	55,000	218,701
Elite Material Co. Ltd.	204,000	203,281
Farglory Land Development Co. Ltd.	125,000	226,044
Gigabyte Technology Co. Ltd.	95,000	85,359
Grape King Industrial Co.	89,000	245,576
Greatek Electronics, Inc.	39,000	32,764
Himax Technologies, Inc., ADR	15,900	38,160
Holiday Entertainment Co. Ltd.	56,000	80,332
HTC Corp.	31,000	323,807
Hung Poo Real Estate Development Corp.	114,000	118,466
ICP Electronics, Inc.	88,400	121,277
Kung Long Batteries Industrial Co. Ltd.	63,000	124,582
Lite-On Technology Corp.	181,000	241,574
Lotes Co. Ltd.	19,000	59,110
Macroblock, Inc.	19,000	71,499
Makalot Industrial Co. Ltd.	38,000	118,431
MIN AIK Technology Co. Ltd.	30,000	91,742
Portwell, Inc.	62,000	60,577
Pou Chen Corp.	164,000	172,763
Primax Electronics Ltd.	92,000	81,468
Radiant Opto-Electronics Corp.	37,390	155,263
Sercomm Corp.	101,000	148,384
Sigurd Microelectronics Corp.	160,000	143,540

COMMON STOCKS (continued)	Shares	Value (Note 2)

Taiwan (continued)
Simplo Technology Co. Ltd.	35,000	$177,902
Sitronix Technology Corp.	25,000	33,645
Syncmold Enterprise Corp.	44,000	77,068
Taiwan Surface Mounting Technology Co. Ltd.	46,000	70,347
Teco Electric and Machinery Co. Ltd.	147,000	113,118
Test Research, Inc.	98,380	185,561
Topco Scientific Co. Ltd.	49,000	81,328
TPK Holding Co. Ltd.	13,000	232,785
Transcend Information, Inc.	34,000	95,145
TSRC Corp.	157,500	321,206
Vanguard International Semiconductor Corp.	98,000	68,313
Ways Technical Corp. Ltd.	51,000	146,490
Wistron Corp.	197,400	206,657
Youngtek Electronics Corp.	38,361	86,687

		6,406,684

Thailand — 0.1%
Bangchak Petroleum PCL, NVDR	229,800	239,916
Bangkok Expressway PCL, NVDR	123,600	140,784
Delta Electronics Thailand PCL, NVDR	259,700	271,909
Hana Microelectronics PCL, NVDR	103,500	77,393
Khon Kaen Sugar Industry PCL, NVDR	208,100	93,438
Lanna Resources PCL, NVDR	46,900	35,604
PTT Exploration & Production PCL, NVDR	122,900	662,936
PTT PCL, NVDR	77,000	841,789

		2,363,769

Turkey — 0.1%
EGE Seramik Sanayi ve Ticaret A/S	54,280	63,329
Ford Otomotiv Sanayi A/S	27,088	325,880
Gubre Fabrikalari TAS*	27,654	220,559
Ipek Dogal Enerji Kaynaklari Ve Uretim A/S*	110,775	374,570
Is Gayrimenkul Yatirim Ortakligi A/S, REIT	150,957	127,606
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S (Class D Stock)	189,972	135,107
Koza Anadolu Metal Madencilik Isletmeleri A/S*	119,841	382,396
Park Elektrik Uretim Madencilik Sanayi ve Ticaret A/S	66,515	229,839
Sinpas Gayrimenkul Yatirim Ortakligi A/S, REIT	129,568	103,084
Soda Sanayii A/S*	47,945	65,202
Trakya Cam Sanayi A/S*	116,166	158,880
Turk Traktor ve Ziraat Makineleri A/S	15,400	505,294

		2,691,746

United Kingdom — 4.6%
Afren PLC*	249,008	540,348
African Barrick Gold PLC	92,836	672,117
Alent PLC*	41,167	206,507
AMEC PLC	275,409	4,552,799
Amlin PLC	58,396	363,030
Anglo American PLC	41,310	1,302,227
Anglo Pacific Group PLC	9,801	43,411
Ashmore Group PLC	92,021	543,376
AstraZeneca PLC	84,765	4,017,009
Avocet Mining PLC	74,469	84,944
BAE Systems PLC	266,468	1,481,087
Balfour Beatty PLC	91,971	413,958

SEE NOTES TO FINANCIAL STATEMENTS.

A242

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Barclays PLC	303,204	$1,317,119
Barratt Developments PLC*	50,721	173,236
Bellway PLC	14,350	242,462
BG Group PLC	388,438	6,479,104
BHP Billiton PLC	273,841	9,659,375
Bodycote PLC	27,617	206,509
Bovis Homes Group PLC	14,655	138,291
BP PLC	254,945	1,772,619
British American Tobacco PLC	58,726	2,985,349
British Sky Broadcasting Group PLC	100,372	1,265,939
Brown (N) Group PLC	24,775	149,540
BT Group PLC	170,703	651,270
Bumi PLC*	51,683	234,568
Cairn Energy PLC	38,445	167,882
Capita PLC	362,993	4,485,493
Carillion PLC	80,070	417,230
Carphone Warehouse Group PLC	74,020	248,300
Centrica PLC	1,394,531	7,610,964
Chemring Group PLC	58,823	219,395
Close Brothers Group PLC	31,364	440,463
Cobham PLC	231,852	842,446
Colt Group SA*	24,218	39,105
Computacenter PLC	29,526	206,382
Concentric AB	11,669	100,679
Cranswick PLC	17,753	245,647
Dart Group PLC	69,404	142,057
Delphi Automotive PLC*(a)	6,800	260,100
Diageo PLC	218,515	6,364,635
Domino Printing Sciences PLC	24,828	235,136
Drax Group PLC	64,359	576,177
easyJet PLC	34,169	429,772
Electrocomponents PLC	32,161	125,292
EnQuest PLC*	260,955	514,660
Eurasian Natural Resources Corp. PLC	132,645	627,343
Evraz PLC	100,574	431,637
Fenner PLC	56,982	371,330
Fidessa Group PLC	4,671	116,207
FirstGroup PLC	88,244	304,637
Gem Diamonds Ltd.*	9,616	22,776
GKN PLC	213,537	805,633
GlaxoSmithKline PLC	177,361	3,861,577
Go-Ahead Group PLC	4,086	85,674
Greene King PLC	24,789	253,989
Greggs PLC	39,925	297,832
Halfords Group PLC	28,205	152,298
Highland Gold Mining Ltd.	116,875	185,487
Home Retail Group PLC	42,731	89,162
HSBC Holdings PLC, (QMTF)	657,429	6,966,659
HSBC Holdings PLC, (XHKG)	143,200	1,517,818
ICAP PLC	81,041	409,798
IG Group Holdings PLC	93,838	690,627
Imperial Tobacco Group PLC	62,293	2,415,210
Inchcape PLC	26,583	188,915
Inmarsat PLC	33,672	324,566
Intermediate Capital Group PLC	83,018	433,442
Interserve PLC	38,443	245,236
Investec PLC	47,295	329,252
J. Sainsbury PLC	150,846	853,437
Kazakhmys PLC	50,294	650,037
Kier Group PLC	4,682	101,686

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Kingfisher PLC	1,167,341	$5,454,514
Ladbrokes PLC	198,940	646,040
Lancashire Holdings Ltd.	11,885	151,324
Legal & General Group PLC	631,823	1,515,036
Lloyds Banking Group PLC*	526,373	419,466
London Stock Exchange Group PLC	31,660	564,757
Micro Focus International PLC	36,479	348,339
Millennium & Copthorne Hotels PLC	13,217	109,570
Mitie Group PLC	75,275	323,588
Mondi PLC	43,370	478,718
Morgan Crucible Co. PLC	70,077	313,911
National Grid PLC	96,068	1,101,849
Next PLC	9,592	582,261
Northern Petroleum PLC*	32,400	27,895
Pearson PLC	46,485	906,069
Persimmon PLC	45,395	595,885
Petropavlovsk PLC	48,584	289,489
Premier Farnell PLC	50,541	161,005
Premier Oil PLC*	743,581	4,114,612
Provident Financial PLC	23,194	517,109
Prudential PLC	380,693	5,431,506
QinetiQ Group PLC	108,210	325,289
Reckitt Benckiser Group PLC	22,973	1,458,324
Rio Tinto PLC	11,955	697,287
Royal Bank of Scotland Group PLC*	147,808	790,028
RPC Group PLC	25,679	166,395
RSA Insurance Group PLC	321,377	663,701
SABMiller PLC	18,695	867,660
Sage Group PLC (The)	140,809	677,084
Segro PLC, REIT	30,423	123,489
Smiths Group PLC	64,657	1,266,483
SSE PLC	34,001	791,007
St. Ives PLC	41,234	68,155
Standard Chartered PLC	44,431	1,149,869
Standard Life PLC	270,314	1,477,666
TalkTalk Telecom Group PLC	95,329	361,748
Taylor Wimpey PLC	396,496	430,074
Tesco PLC	538,809	2,968,086
Travis Perkins PLC	14,384	257,734
Tullett Prebon PLC	27,361	114,001
Unilever PLC	164,227	6,383,685
Valiant Petroleum PLC*	17,570	116,175
Vedanta Resources PLC	9,961	192,323
Vesuvius PLC	41,167	231,384
Vodafone Group PLC	1,218,756	3,067,948
WH Smith PLC(a)	26,773	293,015
William Hill PLC	151,357	862,410
WM Morrison Supermarkets PLC	238,515	1,024,107
Xchanging PLC*	52,821	107,257
Yule Catto & Co. PLC	61,797	188,913

		137,074,514

United States — 2.1%
3M Co.	9,085	843,542
Abbott Laboratories	28,460	1,864,130
Archer-Daniels-Midland Co.	23,783	651,416
AT&T, Inc.	41,287	1,391,785
Automatic Data Processing, Inc.	16,567	944,485
Baxter International, Inc.(a)	18,705	1,246,875
Boart Longyear Ltd.	76,475	148,905

SEE NOTES TO FINANCIAL STATEMENTS.

A243

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Bristol-Myers Squibb Co.	41,086	$1,338,993
Caterpillar, Inc.	4,608	412,785
Chevron Corp.	6,880	744,003
Coca-Cola Co. (The)	38,882	1,409,473
Colgate-Palmolive Co.	15,966	1,669,086
ConocoPhillips(a)	10,019	581,002
CSX Corp.	24,050	474,507
Deere & Co.	7,748	669,582
Dominion Resources, Inc.	25,186	1,304,635
Duke Energy Corp.	25,854	1,649,485
EI du Pont de Nemours & Co.	12,092	543,777
Eli Lilly & Co.	35,809	1,766,100
Emerson Electric Co.	12,759	675,717
EOG Resources, Inc.	5,277	637,409
Exelon Corp.	26,122	776,868
Exxon Mobil Corp.	9,553	826,812
General Dynamics Corp.	11,624	805,194
General Mills, Inc.(a)	63,469	2,564,782
Illinois Tool Works, Inc.	11,490	698,707
Intel Corp.	27,257	562,312
International Business Machines Corp.	4,541	869,829
Johnson & Johnson(a)	24,318	1,704,692
Kimberly-Clark Corp.	25,052	2,115,140
Kraft Foods Group, Inc.	14,529	660,634
Lockheed Martin Corp.	15,966	1,473,502
Lowe’s Cos., Inc.	29,997	1,065,493
McDonald’s Corp.	18,304	1,614,596
Medtronic, Inc.	23,917	981,075
Mondelez International, Inc. (Class A Stock)	43,692	1,112,835
Monsanto Co.	9,753	923,121
NextEra Energy, Inc.	17,970	1,243,344
NIKE, Inc. (Class B Stock)	15,496	799,594
Norfolk Southern Corp.	8,350	516,364
Occidental Petroleum Corp.	6,011	460,503
PepsiCo, Inc.	28,259	1,933,763
Pfizer, Inc.	44,962	1,127,647
Philip Morris International, Inc.	12,358	1,033,623
Praxair, Inc.	7,748	848,019
Procter & Gamble Co. (The)	24,251	1,646,400
QUALCOMM, Inc.	12,692	787,158
Southern Co. (The)	45,030	1,927,734
Southern Copper Corp.	8,800	333,168
Spectra Energy Corp.	25,319	693,234
Target Corp.	19,774	1,170,028
Texas Instruments, Inc.(a)	25,052	775,109
United Technologies Corp.	8,550	701,186
Verizon Communications, Inc.	38,482	1,665,116
Walgreen Co.	34,206	1,265,964
Wal-Mart Stores, Inc.	30,197	2,060,341
Yum! Brands, Inc.	16,433	1,091,151

		61,802,730

TOTAL COMMON STOCKS (cost $678,601,446)		714,036,944

EXCHANGE TRADED FUNDS — 18.7%
iShares Barclays Aggregate Bond Fund	123,357	13,703,729
iShares Gold Trust*	1,714,973	27,902,611
iShares S&P 500 Index Fund(a)	1,514,667	216,718,554

EXCHANGE TRADED FUNDS (continued)	Shares	Value (Note 2)

SPDR Barclays Capital High Yield Bond(a)	2,118,109	$86,207,036
SPDR S&P 500 ETF Trust	1,540,063	219,489,779

TOTAL EXCHANGE TRADED FUNDS (cost $554,142,560)		564,021,709

PREFERRED STOCKS — 0.1%
Australia
Macmahon (PRFC)	137,856	9,305

Brazil
AES Tiete SA, (PRFC)	56,100	646,349
Cia de Transmissao de Energia Eletrica Paulista, (PRFC)	11,700	188,514
Cia Energetica do Ceara, (PRFC A)	4,400	96,703

		931,566

Germany — 0.1%
Draegerwerk AG & Co. KGAA, (PRFC)(a)	4,223	427,536
ProSiebenSat.1 Media AG, (PRFC)	5,594	159,339
Volkswagen AG, (PRFC)(a)	2,868	658,063

		1,244,938

TOTAL PREFERRED STOCKS (cost $2,310,364)		2,185,809

	Units
RIGHTS*
Spain
Repsol SA, expiring 01/11/13 (cost $20,006)	31,522	19,223

UNAFFILIATED MUTUAL FUNDS — 10.7%	Shares
Aston Montag & Caldwell Growth Fund	3,383,950	81,045,599
Neuberger Berman Genesis Fund	2,501,430	121,869,670
T. Rowe Price Value Fund	4,501,608	118,752,419

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $322,341,378)		321,667,688

WARRANTS* — 0.2%	Units
Luxembourg
Idea Cellular Ltd., expiring 03/13/17 (cost $4,218,430)	3,038,319	5,727,231

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.5%
Accredited Mortgage Loan Trust,
Series 2004-3, Class 2A5
1.290%(c)	10/25/34	A1	$734	686,248
Series 2005-1, Class A2C
0.560%(c)	04/25/35	Aa3	1,274	1,237,557
American Credit Acceptance Receivables Trust,
Series 2012-2, Class A, 144A
1.890%	07/15/16	A+(d)	1,805	1,818,754
Series 2012-3, Class A, 144A
1.640%	11/15/16	A+(d)	1,575	1,575,189

SEE NOTES TO FINANCIAL STATEMENTS.

A244

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust,
Series 2012-4, Class B
1.310%	11/08/17	AA(d)	$1,105	$1,105,039
Series 2012-5, Class B
1.120%	11/08/17	AA+(d)	1,345	1,345,074
Cabela’s Master Credit Card Trust,
Series 2012-2A, Class A2, 144A
0.689%(c)	06/15/20	AAA(d)	990	989,780
CNH Equipment Trust,
Series 2012-C, Class A4
0.870%	09/16/19	Aaa	3,930	3,931,916
DT Auto Owner Trust,
Series 2012-2A, Class DS, 144A
4.350%	03/15/19	BBB(d)	1,275	1,278,018
Park Place Securities, Inc.,
Series 2005-WHQ4, Class A2D
0.580%(c)	09/25/35	Ba3	601	578,165
Residential Asset Mortgage Trust,
Series 2005-RZ4, Class A2
0.470%(c)	11/25/35	A1	674	666,394
SNAAC Auto Receivables Trust,
Series 2012-1A, Class A, 144A
1.780%	06/15/16	AA(d)	554	554,821

TOTAL ASSET-BACKED SECURITIES (cost $15,648,416)				15,766,955

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
Banc of America Re-Remic Trust,
Series 2012-CLRN, Class A, 144A
1.359%(c)	08/15/17	Aaa	1,535	1,549,948
BB-UBS Trust,
Series 2012-SHOW, Class B, 144A
3.882%	11/05/36	Aa2	2,500	2,559,010

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $4,114,523)				4,108,958

CORPORATE BONDS — 9.1%
Australia — 0.1%
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
6.000%	04/01/17	B1	1,770	1,805,400

Canada — 2.2%
Agrium, Inc.,
Sr. Unsec’d. Notes
3.150%	10/01/22(a)	Baa2	1,045	1,038,372
6.125%	01/15/41	Baa2	665	799,522
Bank of Montreal,
Covered Bonds, 144A
1.950%	01/30/18(a)	Aaa	6,895	7,181,832
Bank of Nova Scotia,
Covered Bonds, 144A
1.750%	03/22/17	Aaa	2,265	2,340,878
1.950%	01/30/17(a)	Aaa	5,475	5,702,760
2.150%	08/03/16	Aaa	4,620	4,850,538

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Canada (continued)
Caisse Centrale Desjardins du Quebec,
Covered Bonds, 144A
1.600%	03/06/17(a)	Aaa	$6,150	$6,308,670
Canadian Imperial Bank of Commerce,
Covered Bonds, 144A
2.750%	01/27/16(a)	Aaa	14,455	15,380,120
Province of Manitoba Canada,
Sr. Unsec’d. Notes
9.625%	12/01/18	Aa1	1,170	1,661,305
Toronto-Dominion Bank (The),
Covered Bonds, 144A
1.500%	03/13/17	Aaa	21,095	21,590,733

				66,854,730

Cayman Islands — 0.1%
Offshore Group Investment Ltd.,
Sr. Sec’d. Notes
11.500%	08/01/15	B3	428	466,520
XLIT Ltd.,
Gtd. Notes
5.750%	10/01/21	Baa2	1,410	1,674,474

				2,140,994

Denmark — 0.1%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
3.875%	04/14/16	A2	1,985	2,102,552

Germany — 0.1%
Norddeutsche Landesbank Girozentrale,
Sec’d. Notes, 144A
0.875%	10/16/15(a)	Aaa	4,400	4,409,020

Ireland
Rosneft Oil Co. via Rosneft International Finance Ltd.,
Sr. Unsec’d. Notes, 144A
4.199%	03/06/22	Baa1	425	432,438

Luxembourg — 0.1%
Telecom Italia Capital SA,
Gtd. Notes
6.175%	06/18/14	Baa2	1,690	1,781,260
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, 144A
7.250%	02/15/18(a)	Ba3	1,850	1,873,125

				3,654,385

Mexico — 0.2%
America Movil SAB de CV,
Gtd. Notes
2.375%	09/08/16	A2	1,285	1,335,607
Mexico Generadora de Energia S de rl,
Sr. Sec’d. Notes, 144A
5.500%	12/06/32(a)	Baa2	1,325	1,426,769
Petroleos Mexicanos,
Gtd. Notes
4.875%	01/24/22(a)	Baa1	1,690	1,907,165

				4,669,541

SEE NOTES TO FINANCIAL STATEMENTS.

A245

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Netherlands — 0.4%
Bank Nederlandse Gemeenten,
Sr. Unsec’d. Notes, 144A
1.375%	03/23/15(a)	Aaa	$2,994	$3,038,794
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Bank Gtd. Notes
3.875%	02/08/22	Aa2	750	807,093
Deutsche Telekom International Finance BV,
Gtd. Notes
8.750%	06/15/30	Baa1	1,175	1,760,438
Nederlandse Waterschapsbank NV,
Sr. Unsec’d. Notes, 144A
1.375%	05/16/14(a)	Aaa	5,930	6,000,389

				11,606,714

Norway — 0.4%
Eksportfinans ASA,
Sr. Unsec’d. Notes
3.000%	11/17/14	Ba1	2,475	2,455,361
Sparebank 1 Boligkreditt A/S,
Covered Bonds, 144A
1.250%	10/25/14	Aaa	2,380	2,394,280
1.750%	11/15/19	Aaa	7,695	7,601,121

				12,450,762

Panama
ENA Norte Trust,
Pass-Through Certificates, 144A
4.950%	04/25/23	Baa3	1,170	1,209,485

Peru
BBVA Banco Continental SA,
Sr. Unsec’d. Notes, 144A
5.000%	08/26/22	BBB(d)	490	523,075

Supranational Bank
Eurasian Development Bank,
Sr. Unsec’d. Notes, 144A
4.767%	09/20/22	A3	440	453,747

Sweden
Swedbank Hypotek AB,
Covered Bonds, 144A
2.375%	04/05/17(a)	Aaa	1,115	1,167,851

Switzerland — 0.2%
Credit Suisse AG,
Covered Bonds, 144A
1.625%	03/06/15(a)	Aaa	2,385	2,429,373
UBS AG,
Covered Bonds, 144A
2.250%	03/30/17(a)	Aaa	2,790	2,884,271

				5,313,644

Ukraine
National JSC Naftogaz of Ukraine,
Gov’t. Gtd. Notes
9.500%	09/30/14	NR	690	708,113

United Kingdom — 0.5%
Barclays Bank PLC,
Sr. Unsec’d. Notes
6.750%	05/22/19	Aa3	1,800	2,198,223

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United Kingdom (continued)
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.000%	03/30/22(a)	Aa3	$2,995	$3,279,124
Rio Tinto Finance USA PLC,
Gtd. Notes
3.500%	03/22/22(a)	A3	2,210	2,325,311
Royal Bank of Scotland Group PLC,
Sub. Notes
6.125%	12/15/22	BB+(d)	1,570	1,657,107
UBM PLC,
Notes, 144A
5.750%	11/03/20	Baa3	1,395	1,471,634
Virgin Media Finance PLC,
Gtd. Notes
4.875%	02/15/22(a)	Ba2	1,495	1,528,638
WPP Finance UK,
Gtd. Notes
8.000%	09/15/14	Baa3	1,005	1,111,369

				13,571,406

United States — 4.7%
313 Group, Inc.,
Sr. Sec’d. Notes, 144A
6.375%	12/01/19	B1	1,985	1,967,631
AbbVie, Inc.,
Gtd. Notes, 144A
2.900%	11/06/22	Baa1	1,070	1,089,667
Alliance One International, Inc.,
Sr. Unsec’d. Notes
10.000%	07/15/16	B2	1,735	1,826,087
Altria Group, Inc.,
Gtd. Notes
9.950%	11/10/38	Baa1	565	930,803
American Axle & Manufacturing, Inc.,
Gtd. Notes
7.750%	11/15/19(a)	B1	1,635	1,773,975
American Express Bank FSB,
Sr. Unsec’d. Notes
6.000%	09/13/17	A2	1,570	1,894,922
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
5.375%	11/15/14	Baa1	1,755	1,905,128
AT&T, Inc.,
Sr. Unsec’d. Notes
2.625%	12/01/22	A2	1,340	1,342,204
AutoZone, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/23	Baa2	1,035	1,014,449
Bank of America Corp.,
Sr. Unsec’d. Notes
5.625%	07/01/20(a)	Baa1	2,790	3,307,899
Boston Properties LP,
Sr. Unsec’d. Notes, REIT
3.700%	11/15/18	Baa2	845	917,913
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.400%	03/15/42	A3	2,320	2,435,060

SEE NOTES TO FINANCIAL STATEMENTS.

A246

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.100%	05/29/15	A2	$815	$821,767
1.375%	05/20/14	A2	1,160	1,174,089
Catholic Health Initiatives,
Sec’d. Notes
2.950%	11/01/22	AA-(d)	2,440	2,462,814
CBS Corp.,
Gtd. Notes
4.850%	07/01/42	Baa2	1,865	1,941,073
CC Holdings GS V LLC,
Sr. Sec’d. Notes, 144A
3.849%	04/15/23(a)	Baa3	720	732,464
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes, 144A
6.625%	11/15/19(a)	Ba3	1,850	1,743,625
Cielo SA/Cielo USA, Inc.,
Gtd. Notes, 144A
3.750%	11/16/22	Baa2	720	710,640
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.500%	01/14/22(a)	A3	980	1,093,390
CNA Financial Corp.,
Sr. Unsec’d. Notes
7.350%	11/15/19(a)	Baa3	880	1,103,733
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.800%	09/01/16	Aa3	1,380	1,425,333
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
4.700%	12/15/42(a)	Baa2	945	964,252
CSX Corp.,
Sr. Unsec’d. Notes
3.700%	10/30/20	Baa3	1,695	1,832,939
6.150%	05/01/37	Baa3	345	436,165
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.750%	06/01/17	Baa2	1,245	1,488,486
Digital Realty Trust LP,
Gtd. Notes, REIT
5.250%	03/15/21	Baa2	880	973,962
5.875%	02/01/20	Baa2	1,440	1,645,354
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.150%	03/15/42	Baa2	1,555	1,572,778
DISH DBS Corp.,
Gtd. Notes
5.875%	07/15/22(a)	Ba2	1,385	1,488,875
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
3.200%	11/15/21	Baa1	2,135	2,210,588
Enterprise Products Operating LLC,
Gtd. Notes
6.125%	10/15/39	Baa3	375	453,035
Express Scripts Holding Co.,
Gtd. Notes, 144A
6.125%	11/15/41	Baa3	810	1,033,323

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.000%	06/12/17(a)	Baa3	$2,395	$2,460,683
4.250%	02/03/17(a)	Baa3	1,715	1,837,264
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
2.150%	03/01/17	Baa3	690	693,665
3.550%	03/01/22	Baa3	630	624,819
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	Aa2	820	989,127
General Electric Co.,
Sr. Unsec’d. Notes
4.125%	10/09/42	Aa3	1,010	1,038,934
George Washington University (The),
Bonds
3.485%	09/15/22	A1	1,275	1,348,708
Hartford Financial Services Group, Inc.,
Sr. Unsec’d. Notes
5.500%	03/30/20	Baa3	1,355	1,574,341
HCA, Inc.,
Sr. Sec’d. Notes
4.750%	05/01/23	Ba3	1,850	1,882,375
Health Care REIT, Inc.,
Sr. Unsec’d. Notes, REIT
4.125%	04/01/19	Baa2	2,600	2,796,976
HJ Heinz Co.,
Sr. Unsec’d. Notes
1.500%	03/01/17	Baa2	1,820	1,845,354
2.850%	03/01/22	Baa2	380	387,027
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18	Ba3	1,550	1,664,313
ING US, Inc.,
Gtd. Notes, 144A
5.500%	07/15/22	Baa3	1,950	2,116,154
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
5.625%	12/15/20(a)	Ba1	1,685	1,870,350
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.250%	09/23/22(a)	A2	1,970	2,028,669
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	Aa2	2,975	3,521,924
Kohl’s Corp.,
Sr. Unsec’d. Notes
3.250%	02/01/23	Baa1	1,635	1,593,809
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	06/06/22	Baa2	720	768,504
6.875%	01/26/39	Baa2	700	942,454
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
6.875%	02/01/38	Baa2	145	200,443
6.875%	01/26/39	Baa2	1,005	1,385,717
Lorillard Tobacco Co.,
Gtd. Notes
2.300%	08/21/17	Baa2	2,300	2,325,673

SEE NOTES TO FINANCIAL STATEMENTS.

A247

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23	Baa3	$1,910	$1,870,335
6.700%	07/15/34	Ba1	1,390	1,653,327
Marathon Oil Corp.,
Sr. Unsec’d. Notes
2.800%	11/01/22	Baa2	2,665	2,681,512
MetLife, Inc.,
Sr. Unsec’d. Notes
6.817%	08/15/18	A3	1,160	1,461,336
Microsoft Corp.,
Sr. Unsec’d. Notes
2.125%	11/15/22	Aaa	3,575	3,539,983
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18	Baa1	1,160	1,396,930
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
5.500%	01/26/20	A2	935	1,048,876
Mosaic Co. (The),
Sr. Unsec’d. Notes
4.875%	11/15/41	Baa1	710	767,964
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
5.150%	04/30/20	Baa2	3,405	4,036,474
Noble Energy, Inc.,
Sr. Unsec’d. Notes
4.150%	12/15/21	Baa2	1,470	1,622,792
6.000%	03/01/41	Baa2	595	716,741
Nordstrom, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/14	Baa1	785	851,553
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.750%	02/15/17	A2	595	610,134
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22	Baa2	1,140	1,161,711
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	10/15/22(a)	A1	4,390	4,429,550
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22	Baa3	590	618,247
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
3.650%	09/01/42	A1	525	516,190
Rent-A-Center, Inc.,
Gtd. Notes
6.625%	11/15/20	Ba3	1,675	1,825,750
Reynolds American, Inc.,
Gtd. Notes
3.250%	11/01/22(a)	Baa2	1,780	1,788,001
7.250%	06/15/37	Baa3	410	537,646
7.625%	06/01/16	Baa3	1,065	1,274,180
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes
7.125%	04/15/19(a)	Ba3	1,730	1,859,750

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Rowan Cos., Inc.,
Gtd. Notes
5.400%	12/01/42	Baa3 $	1,270	$1,286,133
SLM Corp.,
Sr. Unsec’d. Notes, MTN
6.000%	01/25/17(a)	Ba1	570	617,025
Southern Copper Corp.,
Sr. Unsec’d. Notes
6.750%	04/16/40	Baa2	750	902,906
Spectrum Brands Escrow Corp.,
Sr. Unsec’d. Notes, 144A
6.625%	11/15/22	B3	865	927,713
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42	A1	1,220	1,208,938
Terex Corp.,
Gtd. Notes
6.500%	04/01/20	B2	770	816,200
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.375%	05/16/16	A1	1,190	1,245,448
Time Warner Cable, Inc.,
Gtd. Notes
6.550%	05/01/37	Baa2	635	785,631
Time Warner, Inc.,
Gtd. Notes
4.900%	06/15/42(a)	Baa2	600	643,648
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22(a)	Baa3	1,575	1,704,963
United Rentals North America, Inc.,
Gtd. Notes
6.125%	06/15/23(a)	B3	1,230	1,297,650
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42	A2	695	772,257
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	11/01/20(a)	B2	1,670	1,807,775
Valero Energy Corp.,
Gtd. Notes
4.500%	02/01/15	Baa2	315	336,932
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.450%	11/01/22	A3	2,800	2,800,935
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
3.625%	07/08/20	Aa2	885	983,823
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
3.250%	10/01/22(a)	Baa3	1,150	1,173,975
WellPoint, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43(a)	Baa2	2,200	2,292,655

SEE NOTES TO FINANCIAL STATEMENTS.

A248

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
6.875%	11/15/37	Baa3	$410	$559,835

				142,045,130

TOTAL CORPORATE BONDS (cost $269,267,251)				275,118,987

FOREIGN GOVERNMENT BONDS — 0.2%
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
2.000%	09/15/15	Ba1	650	622,158
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
2.750%	06/15/18	Aa2	2,230	2,402,515
Venezuela Government International (Venezuela),
Sr. Unsec’d. Notes
8.500%	10/08/14	B2	1,340	1,370,820

TOTAL FOREIGN GOVERNMENT BONDS (cost $4,281,568)				4,395,493

MUNICIPAL BONDS — 0.2%
Georgia
Municipal Electric Authority of Georgia,
Revenue Bonds,
6.637%	04/01/57	A2	1,295	1,535,106

North Carolina — 0.1%
University of North Carolina at Chapel Hill,
Revenue Bonds,
3.596%	12/01/33	Aaa	1,685	1,702,912

Pennsylvania — 0.1%
Philadelphia Authority for Industrial Development,
Revenue Bonds,
3.964%	04/15/26	A2	2,720	2,749,077

TOTAL MUNICIPAL BONDS (cost $5,893,073)				5,987,095

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 2.2%
Fannie Mae REMICS,
Series 2010-105, Class QI, IO
6.440%(c)	07/25/39	Aaa	2,843	584,095
Series 2010-140, Class GS, IO
5.790%(c)	07/25/39	Aaa	8,744	1,307,957
Series 2011-24, Class SB
8.481%(c)	04/25/41	Aaa	595	599,504
Series 2012-111, Class HS
3.492%(c)	10/25/42	Aaa	2,786	2,666,787
Series 2012-128, Class HS
5.685%(c)	11/25/42	Aaa	4,046	3,947,060
Series 2012-134, Class IL, IO
3.500%	12/25/32	Aaa	1,993	391,975
Series 2012-137, Class US
5.144%(c)	12/25/42	Aaa	911	892,294
Series 2012-150, Class DS
5.684%(c)	01/25/43	Aaa	2,680	2,623,887
Series 2012-2, Class PS, IO
6.340%(c)	07/25/41	Aaa	2,940	586,961
Series 2012-75, Class SH, IO
6.440%(c)	11/25/41	Aaa	9,089	1,846,478

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-80, Class NF
1.364%(c)	08/25/42	Aaa	$1,104	$1,104,780
Series 2012-93, Class SH
7.333%(c)	09/25/42	Aaa	598	597,939
Fannie Mae-Aces,
Series 2011-M8, Class SA, IO
6.090%(c)	08/25/21	Aaa	9,537	3,087,676
Freddie Mac REMICS,
Series 2646, Class SH
13.466%(c)	07/15/33	Aaa	121	129,045
Series 3767, Class DS, IO
6.491%(c)	02/15/39	Aaa	4,684	778,881
Series 3792, Class DS, IO
6.391%(c)	11/15/40	Aaa	5,821	815,901
Series 3792, Class SP, IO
6.391%(c)	06/15/39	Aaa	14,083	1,707,517
Series 3946, Class SL, IO
6.441%(c)	04/15/41	Aaa	1,708	408,552
Series 3955, Class SB, IO
6.441%(c)	02/15/41	Aaa	2,658	580,176
Series 4058, Class PS, IO
5.941%(c)	12/15/41	Aaa	4,168	692,200
Series 4141, Class PI, IO
3.000%	12/15/42	Aaa	9,430	1,400,516
FREMF Mortgage Trust,
Series 2012-K18, Class B, 144A
4.265%(c)	01/25/45	NR	875	902,157
Series 2012-K21, Class B, 144A
3.938%(c)	07/25/45	Aaa	3,775	3,853,990
Series 2012-K22, Class B, 144A
3.687%(c)	08/25/45	A+(d)	1,345	1,343,346
Series 2012-K706, Class B, 144A
4.023%(c)	11/25/44	A2	3,805	4,050,997
Series 2012-K711, Class B, 144A
3.563%(c)	08/25/45	NR	1,395	1,428,843
Series 2012-KF01, Class B, 144A
2.812%(c)	10/25/44	A3	5,780	5,813,368
Government National Mortgage Assoc.,
Series 2009-44, Class FK
1.259%(c)	06/16/39	Aaa	1,033	1,055,127
Series 2010-91, Class SI, IO
6.359%(c)	07/20/40	Aaa	6,885	1,183,611
Series 2012-7, Class A
3.500%	04/20/36	Aaa	1,989	2,106,720
Series 2012-53, Class IO, IO
1.086%(c)	03/16/47	Aaa	8,020	608,300
Series 2012-65, Class A
3.500%	03/20/36	Aaa	2,865	3,066,204
Series 2012-70, Class IO, IO
0.962%(c)	08/16/52	Aaa	17,874	1,220,386
Series 2012-107, Class IO, IO
0.699%(c)	12/16/53	Aaa	33,995	2,301,943
Series 2012-132, Class IO, IO
1.188%(c)	06/16/54	Aaa	3,895	318,794
Series 2012-135, Class IO
1.039%(c)	01/16/53	Aaa	30,915	2,639,244

SEE NOTES TO FINANCIAL STATEMENTS.

A249

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Impac Secured Assets CMN Owner Trust,
Series 2006-1, Class 2A2
0.620%(c)	05/25/36	Aa3	$1,141	$1,089,941
Series 2006-2, Class 2A1
0.560%(c)	08/25/36	Aaa	1,409	1,403,533
Opteum Mortgage Acceptance Corp.,
Series 2005-3, Class APT
0.500%(c)	07/25/35	Baa1	2,053	1,961,920
Thornburg Mortgage Securities Trust,
Series 2007-4, Class 1A1
2.646%(c)	09/25/37	B3	1,758	1,700,556
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-16, Class A5
5.000%	11/25/36	Baa3	1,193	1,231,433

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $65,963,078)				66,030,594

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.0%
Federal Home Loan Mortgage Corp.
1.140%	10/15/18		29,680	29,560,271
Federal National Mortgage Assoc.
2.500%	08/01/27-10/01/27		58,138	61,014,562
2.630%	10/10/24		36,190	36,376,777
4.000%	TBA		3,550	3,805,156
Government National Mortgage Assoc.
3.000%(c)	07/20/41		1,550	1,655,272
3.000%	TBA		14,000	14,881,563
3.000%	TBA		105,495	112,154,382
3.500%(c)	11/20/41		4,540	4,846,406
4.000%(c)	07/20/41		4,944	5,299,314
4.000%	03/20/42		594	647,373
4.500%	07/20/41		741	817,320

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $270,833,787)				271,058,396

U.S. TREASURY OBLIGATIONS — 2.0%
U.S. Treasury Bonds
2.750%	08/15/42		505	487,641
3.000%	05/15/42		4,370	4,451,937
3.125%	11/15/41		9,905	10,367,752
U.S. Treasury Notes
0.250%	09/30/14-10/15/15		28,825	28,816,083
0.375%	11/15/15		345	345,324
1.625%	11/15/22(a)		14,465	14,306,782

TOTAL U.S. TREASURY OBLIGATIONS (cost $59,404,491)				58,775,519

TOTAL LONG-TERM INVESTMENTS (cost $2,257,040,371)				2,308,900,601

SHORT-TERM INVESTMENTS — 34.0%
AFFILIATED MONEY MARKET MUTUAL FUND — 30.0%		Shares	Value (Note 2)

Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $903,351,459; includes $254,422,397 of cash collateral forsecurities on loan) (b)(w)(Note 4)		903,351,459	$903,351,459

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) — 4.0%
U.S. Treasury Bills
0.046%	03/21/13	$5,000	4,999,620
0.087%	03/07/13	22,000	21,998,724
0.125%	02/07/13	18,500	18,498,894
0.135%	02/28/13-03/28/13	45,000	44,998,523
0.172%	08/22/13	30,000	29,975,370

TOTAL U.S. TREASURY OBLIGATIONS (cost $120,452,433)			120,471,131

TOTAL SHORT-TERM INVESTMENTS (cost $1,023,803,892)			1,023,822,590

TOTAL INVESTMENTS — 110.7% (cost $3,280,844,263)			3,332,723,191
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (10.7)%			(321,464,050)

NET ASSETS — 100.0%			$3,011,259,141

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CVA	Certificate Van Aandelen (Bearer)
ETF	Exchange Traded Fund
FREMF	Freddie Mac Mortgage Trust
FSB	Federal Savings Bank
GDR	Global Depositary Receipt
IO	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moodys or Standard & Poors
NVDR	Non-voting Depositary Receipt
PRFC	Preference Shares
QMTF	Quote Multilateral Trading Facility
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits Securities
SDR	Special Drawing Rights
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced
UTS	Units
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

A250

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $249,947,396; cash collateral of $254,422,397 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
110	2 Year U.S. Treasury Notes	Mar. 2013	$24,245,484	$24,251,563	$6,079
115	10 Year U.S. Treasury Notes	Mar. 2013	15,295,314	15,269,844	(25,470)
93	30 Year U.S. Treasury Bonds	Mar. 2013	13,949,273	13,717,500	(231,773)
66	30 Year U.S. Ultra Treasury Bonds	Mar. 2013	10,945,160	10,731,188	(213,972)
502	ASX SPI 200 Index	Mar. 2013	59,363,480	60,158,468	794,988
4,258	Euro STOXX 50	Mar. 2013	147,662,944	146,972,941	(690,003)
249	Nikkei 225 Index	Mar. 2013	28,477,359	29,862,180	1,384,821
1,490	Russell 2000 Mini	Mar. 2013	122,228,960	126,143,400	3,914,440
4,501	S&P 500 E-Mini	Mar. 2013	317,827,168	319,593,505	1,766,337

					6,705,447

Short Positions:
62	90 Day Euro Dollar	Mar. 2013	15,434,575	15,453,500	(18,925)
62	90 Day Euro Dollar	Jun. 2013	15,431,188	15,449,625	(18,437)
62	90 Day Euro Dollar	Sep. 2013	15,426,875	15,446,525	(19,650)
62	90 Day Euro Dollar	Dec. 2013	15,421,113	15,441,875	(20,762)
62	90 Day Euro Dollar	Mar. 2014	15,415,200	15,437,225	(22,025)
62	90 Day Euro Dollar	Jun. 2014	15,406,813	15,430,250	(23,437)
62	90 Day Euro Dollar	Sep. 2014	15,415,450	15,422,500	(7,050)
62	90 Day Euro Dollar	Dec. 2014	15,417,075	15,413,200	3,875
620	5 Year U.S. Treasury Notes	Mar. 2013	77,238,437	77,136,719	101,718
788	FTSE 100 Index	Mar. 2013	75,408,103	74,858,656	549,447

					524,754

					$7,230,201

(1)	Cash of $41,239,558 has been segregated to cover requirement for open futures contracts as of December 31, 2012.

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euro,
Expiring 04/04/13	Barclays Capital Group	EUR	23,100	$30,704,293	$30,516,958	$(187,335)
Norwegian Krone,
Expiring 01/02/13	Citigroup Global Markets	NOK	1,668	299,677	300,038	361
Expiring 01/02/13	State Street Bank	NOK	2,267	406,893	407,823	930
Expiring 01/02/13	State Street Bank	NOK	306	55,031	55,107	76

				$31,465,894	$31,279,926	$(185,968)

SEE NOTES TO FINANCIAL STATEMENTS.

A251

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound, Expiring 04/04/13	JPMorgan Chase	GBP	44,700	$72,413,103	$72,590,955	$(177,852)
Canadian Dollar, Expiring 04/04/13	JPMorgan Chase	CAD	28,940	29,246,208	29,035,183	211,025
Euro, Expiring 04/04/13	JPMorgan Chase	EUR	50,350	66,309,443	66,516,399	(206,956)
Japanese Yen, Expiring 04/04/13	JPMorgan Chase	JPY	6,550,075	78,274,058	75,663,708	2,610,350
South Korean Won, Expiring 04/04/13	JPMorgan Chase	KRW	12,427,000	11,509,679	11,545,138	(35,459)
Swiss Franc, Expiring 04/04/13	JPMorgan Chase	CHF	17,000	18,552,046	18,619,176	(67,130)

				$276,304,537	$273,970,559	$2,333,978

Cross currency exchange contracts outstanding at December 31, 2012:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation	Counterparty
02/07/13	Buy	CAD	16,137	AUD	15,647	$7,774	Barclays Capital Group
02/07/13	Buy	CAD	37,640	AUD	36,511	6,147	Dain Rauscher Wessels

						$13,921

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$166,047	$27,442,506	$—
Austria	1,017,043	1,840,067	—
Belgium	108,868	2,582,259	—
Bermuda	353,750	1,638,351	—
Brazil	2,409,274	—	—
Cambodia	—	284,701	—
Canada	21,586,418	—	—
Chile	159,717	—	—
China	401,034	6,844,544	—
Cyprus	512,780	317,221	—
Denmark	433,000	884,311	—
Finland	—	4,122,964	—
France	1,582,712	66,956,081	—
Gabon	33,195	—	—
Germany	5,416,711	34,097,364	—
Guernsey	67,956	—	—
Hong Kong	6,010,126	20,547,118	—
Hungary	—	260,620	—
Indonesia	—	2,215,061	—
Ireland	—	12,596,626	—
Isle of Man	116,805	—	—
Israel	5,157,888	5,543,030	—
Italy	—	10,303,408	—

SEE NOTES TO FINANCIAL STATEMENTS.

A252

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Level 1	Level 2	Level 3
Japan	$970,501	$108,958,084	$—
Kazakhstan	540,617	—	—
Luxembourg	—	941,129	—
Malaysia	319,238	522,434	—
Malta	—	244,241	—
Mexico	1,706,647	—	—
Netherlands	1,552,848	10,530,414	—
New Zealand	36,474	485,006	—
Norway	267,740	16,477,127	—
Philippines	—	377,662	—
Poland	—	3,368,240	—
Portugal	—	351,076	—
Russia	7,080,002	299,987	—
Singapore	326,453	4,420,327	—
South Africa	132,441	5,035,889	—
South Korea	1,576,988	16,179,566	—
Spain	268,943	8,973,954	—
Sweden	—	14,257,743	—
Switzerland	703,018	52,783,156	—
Taiwan	38,160	6,368,524	—
Thailand	—	2,363,769	—
Turkey	—	2,691,746	—
United Kingdom	2,299,337	134,775,177	—
United States	61,802,730	—	—
Exchange Traded Funds	564,021,709	—	—
Preferred Stocks:
Australia	—	9,305	—
Brazil	931,566	—	—
Germany	—	1,244,938	—
Rights:
Spain	19,223	—	—
Unaffiliated Mutual Funds	321,667,688	—	—
Warrants - Luxembourg	—	5,727,231	—
Asset-Backed Securities	—	15,766,955	—
Commercial Mortgage-Backed Securities	—	4,108,958	—
Corporate Bonds	—	275,118,987	—
Foreign Government Bonds	—	4,395,493	—
Municipal Bonds	—	5,987,095	—
Residential Mortgage-Backed Securities	—	66,030,594	—
U.S. Government Agency Obligations	—	271,058,396	—
U.S. Treasury Obligations	—	179,246,650	—
Affiliated Money Market Mutual Fund	903,351,459	—	—
Other Financial Instruments*
Futures	7,230,201	—	—
Foreign Forward Currency Contracts	—	2,161,931	—

Total	$1,922,377,307	$1,419,738,016	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A253

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (8.4% represents investments purchased with collateral from securities on loan)	30.0%
Exchange Traded Funds	18.7
Unaffiliated Mutual Funds	10.7
U.S. Government Agency Obligations	9.0
U.S. Treasury Obligations	6.0
Commercial Banks	5.9
Oil & Gas	2.9
Residential Mortgage-Backed Securities	2.2
Pharmaceuticals	2.2
Telecommunications	2.1
Insurance	1.6
Food	1.4
Metals & Mining	1.4
Retail	1.3
Chemicals	1.1
Diversified Financial Services	1.0
Media	0.7
Commercial Services	0.7
Electric	0.7
Tobacco	0.7
Beverages	0.6
Auto Parts & Equipment	0.6
Auto Manufacturers	0.6
Semiconductors	0.6
Holding Companies	0.5
Asset-Backed Securities	0.5
Software	0.4
Machinery & Equipment	0.4
Aerospace & Defense	0.4
Hand/Machine Tools	0.4
Transportation	0.4

Cosmetics/Personal Care	0.4%
Electronic Components & Equipment	0.3
Construction & Engineering	0.3
Electronics	0.3
Healthcare Products	0.3
Real Estate Investment Trusts	0.3
Miscellaneous Manufacturing	0.3
Real Estate	0.2
Distribution/Wholesale	0.2
Home Builders	0.2
Textiles & Apparel	0.2
Advertising	0.2
Household Products/Wares	0.2
Foreign Government Bonds	0.2
Municipal Bonds	0.2
Healthcare Services	0.2
Computers	0.2
Entertainment	0.1
Commercial Mortgage-Backed Securities	0.1
Metal Fabricate/Hardware	0.1
Internet	0.1
Pipelines	0.1
Building Materials	0.1
Office Equipment & Supplies	0.1
Entertainment & Leisure	0.1

110.7
Liabilities in excess of other assets	(10.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$111,672	*	Due from broker-variation margin	$601,501	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	2,836,663		Unrealized depreciation on foreign currency forward contracts	674,732
Equity contracts	Unaffiliated investments	5,746,454		—	—
Equity contracts	Due from broker-variation margin	8,410,033	*	Due from broker-variation margin	690,003	*

Total		$17,104,822			$1,966,236

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A254

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$1,643,894	$—	$1,643,894
Foreign exchange contracts	—	—	—	(2,120,508)	(2,120,508)
Equity contracts	(24,444)	7,654	7,258,301	—	7,241,511

Total	$(24,444)	$7,654	$8,902,195	$(2,120,508)	$6,764,897

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$(489,829)	$—	$(489,829)
Foreign exchange contracts	—	—	—	2,161,931	2,161,931
Equity contracts	(783)	1,508,801	7,720,030	—	9,228,048

Total	$(783)	$1,508,801	$7,230,201	$2,161,931	$10,900,150

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$413,432,132	$270,008,089	$158,421,693	$310,562,706

(1)	Value at Trade Date.
(2)	Value at Settlement Date Payable.
(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A255

AST SCHRODERS GLOBAL TACTICAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $249,947,396:
Unaffiliated investments (cost $2,377,492,804)	$2,429,371,732
Affiliated investments (cost $903,351,459)	903,351,459
Foreign currency, at value (cost $1,309,872)	1,308,563
Deposit with broker	41,791,869
Receivable for investments sold	127,995,255
Due from broker-variation margin	11,290,779
Receivable for fund share sold	9,787,928
Dividends and interest receivable	5,998,990
Unrealized appreciation on foreign currency forward contracts	2,836,663
Tax reclaim receivable	333,204
Prepaid expenses	14,227

Total Assets	3,534,080,669

LIABILITIES:
Payable for investments purchased	259,867,825
Payable to broker for collateral for securities on loan	254,422,397
Payable to custodian	6,543,665
Advisory fees payable	1,032,421
Unrealized depreciation on foreign currency forward contracts	674,732
Accrued expenses and other liabilities	252,984
Shareholder servicing fees payable	26,938
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	59
Foreign withheld taxes payable	29

Total Liabilities	522,821,528

NET ASSETS	$3,011,259,141

Net assets were comprised of:
Paid-in capital	$2,723,939,950
Retained earnings	287,319,191

Net assets, December 31, 2012	$3,011,259,141

Net asset value and redemption price per share, $3,011,259,141 / 254,190,035 outstanding shares of beneficial interest	$11.85

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $875,147 foreign withholding tax)	$33,283,079
Interest income	7,675,719
Affiliated dividend income	671,808
Affiliated income from securities lending, net	497,460

42,128,066

EXPENSES
Advisory fees	18,451,077
Shareholder servicing fees and expenses	1,725,459
Custodian and accounting fees	475,000
Audit fee	51,000
Trustees’ fees	29,000
Legal fees and expenses	14,000
Insurance expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Commitment fee on syndicated credit agreement	8,000
Shareholders’ reports	5,000
Loan interest expense (Note 7)	3,209
Miscellaneous	57,939

Total expenses	20,841,684
Less: advisory fee waivers and/or expense reimbursement	(638,074)
Less: shareholder servicing fee waiver	(564,828)

Net expenses	19,638,782

NET INVESTMENT INCOME	22,489,284

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on: Investment transactions (including affiliated $163,773,400)	196,246,832
Futures transactions	8,902,195
Foreign currency transactions	(1,521,603)

203,627,424

Net change in unrealized appreciation (depreciation) on: Investments (including affiliated $19,039,372)	68,759,641
Futures	7,230,201
Foreign currencies	2,172,723

78,162,565

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	281,789,989

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$304,279,273

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,489,284	$11,037,126
Net realized gain on investment and foreign currency transactions	203,627,424	10,954,741
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	78,162,565	(171,478,032)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	304,279,273	(149,486,165)

DISTRIBUTIONS	(22,046,289)	(22,620,700)

FUND SHARE TRANSACTIONS:
Fund share sold [161,866,586 and 168,174,764 shares, respectively]	1,825,023,529	1,765,085,819
Fund share issued in reinvestment of distributions [2,026,313 and 2,126,006 shares, respectively]	22,046,289	22,620,700
Fund share repurchased [65,711,557 and 162,476,867 shares, respectively]	(731,705,352)	(1,588,386,762)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,115,364,466	199,319,757

TOTAL INCREASE IN NET ASSETS	1,397,597,450	27,212,892
NET ASSETS:
Beginning of year	1,613,661,691	1,586,448,799

End of year	$3,011,259,141	$1,613,661,691

SEE NOTES TO FINANCIAL STATEMENTS.

A256

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 82.8%
COMMON STOCKS — 38.4%	Shares	Value (Note 2)

Australia — 1.1%
Adelaide Brighton Ltd.	366,563	$1,200,347
Aditya Birla Minerals Ltd.	131,468	67,322
ALS Ltd.	234,705	2,677,377
AMP Ltd.	471,689	2,392,592
Ausdrill Ltd.	65,658	196,056
BHP Billiton Ltd.	130,244	5,084,802
Breville Group Ltd.	141,302	981,495
Cabcharge Australia Ltd.	46,091	212,762
Cardno Ltd.	151,869	1,112,392
carsales.com Ltd.(a)	62,936	484,335
Coca-Cola Amatil Ltd.	1	14
Codan Ltd.	121,325	303,637
Credit Corp. Group Ltd.	32,450	275,350
CSR Ltd.	71,599	146,766
Decmil Group Ltd.	108,016	291,238
Fleetwood Corp. Ltd.	52,112	534,141
Flight Centre Ltd.(a)	70,537	1,995,907
Forge Group Ltd.	75,327	390,993
Grange Resources Ltd.	355,576	132,957
GUD Holdings Ltd.	47,653	430,621
iiNET Ltd.	52,931	252,913
Iluka Resources Ltd.(a)	169,091	1,634,097
Imdex Ltd.	84,831	151,986
Investa Office Fund, REIT	110,394	342,930
Iress Ltd.	73,728	637,449
JB Hi-Fi Ltd.(a)	12,680	137,240
Kingsgate Consolidated Ltd.	86,324	402,397
Leighton Holdings Ltd.	23,737	448,087
Macmahon Holdings Ltd.	344,428	82,449
Mineral Resources Ltd.(a)	214,850	2,210,391
Monadelphous Group Ltd.(a)	101,935	2,624,364
Mount Gibson Iron Ltd.	737,623	653,082
NRW Holdings Ltd.	383,309	766,727
OrotonGroup Ltd.	7,593	54,573
OZ Minerals Ltd.	24,861	176,553
Perilya Ltd.*	283,604	102,117
Platinum Asset Management Ltd.	49,811	207,622
Qantas Airways Ltd.*	93,944	147,109
Ramelius Resources Ltd.*	321,276	149,947
RCR Tomlinson Ltd.	165,294	321,682
Resolute Mining Ltd.	454,715	781,137
Sedgman Ltd.	24,847	32,303
Skilled Group Ltd.	104,627	283,492
SMS Management & Technology Ltd.	69,153	336,131
St Barbara Ltd.*	236,026	359,903
Telstra Corp. Ltd.	1,110,789	5,061,584
TPG Telecom Ltd.	94,900	257,772
Washington H Soul Pattinson & Co. Ltd.	5,128	73,029
Watpac Ltd.	1,077	669
Wotif.com Holdings Ltd.(a)	142,667	791,364

		38,392,203

Austria — 0.1%
AMAG Austria Metall AG	1,775	54,262
Lenzing AG	3,598	323,489
Oesterreichische Post AG	59,367	2,444,892
OMV AG	35,672	1,292,618
Raiffeisen Bank International AG(a)	8,394	349,184

COMMON STOCKS (continued)	Shares	Value (Note 2)

Austria (continued)
Vienna Insurance Group AG Wiener Versicherung Gruppe	4,617	$246,428

		4,710,873

Belgium — 0.3%
Ageas	21,919	647,650
Barco NV	6,551	474,286
Belgacom SA	162,149	4,769,081
Colruyt SA	37,574	1,859,853
Delhaize Group SA	6,925	278,932
EVS Broadcast Equipment SA	5,944	349,498
KBC Groep NV	20,814	725,419
Melexis NV	4,597	78,154
Mobistar SA	16,857	433,311

		9,616,184

Bermuda — 0.5%
Arch Capital Group Ltd.*	90,600	3,988,212
AXIS Capital Holdings Ltd.	113,400	3,928,176
Catlin Group Ltd.	418,388	3,442,372
Golden Ocean Group Ltd.*	76,202	54,299
Hiscox Ltd.	254,678	1,895,994
Marvell Technology Group Ltd.	12,900	93,654
Nabors Industries Ltd.*	43,200	624,240
RenaissanceRe Holdings Ltd.	25,700	2,088,382
SeaCube Container Leasing Ltd.	6,800	128,180
Validus Holdings Ltd.	12,100	418,418

		16,661,927

Brazil — 0.2%
Cia Energetica de Minas Gerais, ADR	21,311	231,437
Cielo SA	28,080	781,577
EDP - Energias do Brasil SA	67,200	409,928
Eternit SA	30,100	119,077
Light SA	15,000	163,516
Natura Cosmeticos SA	19,600	561,340
Santos Brasil Participacoes SA, UTS	20,600	293,783
Tractebel Energia SA	237,100	3,861,922
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	20,800	462,222

		6,884,802

British Virgin Islands
Polo Resources Ltd.*	963,646	38,647

Cambodia
NagaCorp Ltd.	1,910,000	1,166,907

Canada — 0.9%
Agrium, Inc.	26,600	2,651,175
Amerigo Resources Ltd.	34,700	19,884
Atco Ltd. (Class I Stock)	10,000	811,501
Bird Construction, Inc.	3,800	50,504
Calfrac Well Services Ltd.	8,700	219,096
Canadian National Railway Co.	28,100	2,551,798
Canadian Oil Sands Ltd.	190,200	3,856,775
Canyon Services Group, Inc.	25,800	294,390
Celestica, Inc.*	34,500	279,898
Chorus Aviation, Inc.	37,200	144,357
CML HealthCare, Inc.	41,500	277,028
Cogeco Cable, Inc.	4,900	187,438
Constellation Software, Inc.	1,500	180,944

SEE NOTES TO FINANCIAL STATEMENTS.

A257

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Canada (continued)
Domtar Corp.	2,600	$217,152
Ensign Energy Services, Inc.	40,000	618,076
Essential Energy Services Trust*	17,400	36,735
Genworth MI Canada, Inc.	33,600	763,068
HudBay Minerals, Inc.	29,800	300,187
IAMGOLD Corp.	104,100	1,192,017
MacDonald Dettwiler & Associates Ltd.	10,400	585,085
Magna International, Inc.	6,600	329,635
Manulife Financial Corp.	1	14
Medical Facilities Corp.	17,600	244,882
Nevsun Resources Ltd.	259,100	1,107,042
Pan American Silver Corp.	53,500	1,002,554
Pason Systems, Inc.	43,500	750,000
Petrobank Energy & Resources Ltd.*	13,600	169,539
Petrominerales Ltd.	100,200	866,311
Potash Corp. of Saskatchewan, Inc.	15,700	638,922
Power Corp. of Canada.	70,500	1,798,824
Power Financial Corp.	89,900	2,461,924
Research In Motion Ltd.*(a)	22,500	266,915
Rogers Communications, Inc. (Class B Stock)	15,100	685,549
Suncor Energy, Inc.	93,600	3,077,969
Teck Resources Ltd. (Class B Stock)	34,200	1,242,917
Tim Hortons, Inc.	14,900	732,782
Transcontinental, Inc. (Class A Stock)	6,100	68,377
TransGlobe Energy Corp.*	34,400	322,662
Trinidad Drilling Ltd.	12,500	86,458
Vermilion Energy, Inc.	16,500	862,074
Wajax Corp.	26,900	1,101,745

		33,054,203

Cayman Islands — 0.1%
Fresh Del Monte Produce, Inc.	11,700	308,295
Herbalife Ltd.(a)	68,100	2,243,214

		2,551,509

Chile
Administradora de Fondos de Pensiones Provida SA	7,172	48,687
Sigdo Koppers SA	53,214	128,292

		176,979

China — 0.8%
Agile Property Holdings Ltd.	54,000	77,526
Anta Sports Products Ltd.	1,252,000	1,126,508
Asia Cement China Holdings Corp.	496,500	249,277
Beijing Capital Land Ltd. (Class H Stock)	296,000	124,752
BYD Electronic International Co. Ltd.	90,500	23,806
Changshoushou Food Co. Ltd.	107,000	58,155
Chaowei Power Holdings Ltd.	350,000	183,409
China Automotive Systems, Inc.*	7,100	34,009
China BlueChemical Ltd. (Class H Stock)	1,360,000	927,737
China Construction Bank Corp. (Class H Stock)	3,078,000	2,515,379
China Green Agriculture, Inc.*	21,200	69,748
China Lilang Ltd.	550,000	331,390
China Minzhong Food Corp. Ltd.*	795,000	531,321
China Sanjiang Fine Chemicals Co. Ltd.	161,000	65,727
China Shanshui Cement Group Ltd.	605,000	452,742

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
China Shenhua Energy Co. Ltd. (Class H Stock)	491,500	$2,201,585
China Shineway Pharmaceutical Group Ltd.	118,000	201,936
China Tontine Wines Group Ltd.	594,000	59,705
Chongqing Machinery & Electric Co. Ltd.	538,000	89,179
CNOOC Ltd.	2,034,000	4,480,929
Daqing Dairy Holdings Ltd.*	329,000	—
Dongfeng Motor Group Co. Ltd. (Class H Stock)	1,244,000	1,958,558
Dongyue Group	951,000	642,937
Giant Interactive Group, Inc., ADR	121,700	658,397
Great Wall Technology Co. Ltd. (Class H Stock)	82,000	16,003
Guangshen Railway Co. Ltd. (Class H Stock)	196,000	78,674
Guangzhou R&F Properties Co. Ltd.. (Class H Stock)	381,200	646,060
Haitian International Holdings Ltd.	63,000	75,185
International Taifeng Holdings Ltd.	478,000	132,504
Jiangsu Expressway Co. Ltd. (Class H Stock)	276,000	287,360
Minth Group Ltd.	302,000	351,000
Peak Sport Products Co. Ltd.	405,000	80,094
Prince Frog International Holdings Ltd.	556,000	236,863
Shenguan Holdings Group Ltd.	472,000	257,019
Shenzhou International Group Holdings Ltd.	674,000	1,530,663
SinoMedia Holding Ltd.	287,000	133,309
Sino-Ocean Land Holdings Ltd.	809,479	615,625
Sohu.com, Inc.*	19,200	908,928
Tiangong International Co. Ltd.	624,000	151,695
Travelsky Technology Ltd. (Class H Stock)	84,000	45,008
Universal Travel Group*(a)	29,800	16,688
Xiwang Sugar Holdings Co. Ltd.	238,000	28,189
Yangzijiang Shipbuilding Holdings Ltd.	3,844,000	3,079,738
Yanzhou Coal Mining Co. Ltd. (Class H Stock)	396,000	675,046
Zijin Mining Group Co. Ltd. (Class H Stock)	1,074,000	432,407
Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (Class H Stock)	474,800	714,946

		27,557,716

Colombia
Pacific Rubiales Energy Corp.	57,400	1,333,582

Cyprus — 0.1%
Globaltrans Investment PLC, GDR	85,250	1,402,635
ProSafe SE	150,761	1,293,571
Songa Offshore SE*	38,510	52,148

		2,748,354

Czech Republic — 0.1%
CEZ A/S	47,929	1,714,605
Philip Morris CR A/S	1,264	711,521

		2,426,126

Denmark
AP Moller - Maersk A/S (Class B Stock)	139	1,052,599
D/S Norden A/S	10,919	316,557
Vestas Wind Systems A/S*	19,081	107,553

		1,476,709

SEE NOTES TO FINANCIAL STATEMENTS.

A258

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Finland — 0.3%
Cramo OYJ	4,189	$44,067
Elisa Oyj	159,245	3,530,436
Orion Oyj (Class B Stock)(a)	168,449	4,959,655
PKC Group Oyj	14,402	296,246
Rautaruukki OYJ	9,433	74,636
Tieto Oyj	43,347	856,460
UPM-Kymmene Oyj	11,180	131,531

		9,893,031

France — 1.1%
Alten Ltd.	13,266	457,901
April	2,005	40,059
AXA SA	112,795	2,025,334
BioMerieux	9,192	876,325
BNP Paribas SA	100,775	5,737,156
Bouygues SA	4,624	137,598
Cegid Group	897	18,115
Cie Generale des Etablissements Michelin (Class B Stock)	68,585	6,571,778
Ciments Francais SA	986	58,189
CNP Assurances SA	163,769	2,520,860
Credit Agricole SA*	72,879	593,535
Euler Hermes SA	6,033	522,451
Faurecia	14,992	235,450
Fonciere des Regions, REIT	3,276	275,687
GDF Suez	7,993	164,625
Groupe Steria SCA	11,428	215,687
M6-Metropole Television SA	111,914	1,759,307
Mercialys SA, REIT	37,240	845,763
Natixis	118,420	404,775
Neopost SA(a)	21,162	1,122,264
Nexans SA	2,798	125,212
Nexity SA	7,732	262,276
Plastic Omnium SA	13,642	414,881
Renault SA	6,401	347,627
Rexel SA	37,871	774,570
Sanofi	44,395	4,209,996
SEB SA	9,769	722,765
Societe BIC SA	18,393	2,204,737
Societe Generale SA*	23,553	895,548
Societe Internationale de Plantationsd’Heveas SA	396	32,361
Total SA	90,227	4,694,799
Valeo SA	16,031	805,241
Vinci SA	8,634	415,705
Vivendi SA	24,845	561,896

		41,050,473

Gabon
Total Gabon	888	403,796

Germany — 0.7%
ADVA Optical Networking SE*	18,601	98,195
Aurubis AG	16,562	1,184,828
Axel Springer AG	39,105	1,674,090
BASF SE	70,000	6,619,230
Bechtle AG	5,614	227,572
Bijou Brigitte AG	1,621	132,658
Borussia Dortmund GmbH & Co. KGaA	17,772	63,883
Commerzbank AG*	216,334	414,446
Deutsche Bank AG	13,987	615,359

COMMON STOCKS (continued)	Shares	Value (Note 2)

Germany (continued)
Deutsche Lufthansa AG	34,472	$651,672
Drillisch AG	41,314	611,032
Fielmann AG	6,029	582,721
Freenet AG	43,109	798,964
Gerry Weber International AG	4,902	237,434
Gesco AG	862	77,923
Hugo Boss AG*	3,177	337,638
K+S AG	37,826	1,756,790
Kontron AG	5,493	29,829
KWS Saat AG	405	130,419
Leoni AG	10,834	412,169
Muenchener Rueckversicherungs- Gesellschaft AG	8,224	1,484,668
Nemetschek AG	1,403	61,683
NORMA Group AG	35,414	981,645
Rheinmetall AG	11,233	545,698
Salzgitter AG	4,723	247,527
SMA Solar Technology AG(a)	21,796	552,144
Software AG	11,292	481,735
Suedzucker AG	74,860	3,072,801
Wacker Chemie AG(a)	6,156	404,918

		24,489,671

Greece
Safe Bulkers, Inc., ADR	4,600	15,456

Guernsey — 0.3%
HICL Infrastructure Co. Ltd.	5,234,388	10,576,237

Hong Kong — 0.9%
361 Degrees International Ltd.	929,000	269,661
AMVIG Holdings Ltd.	196,000	71,564
Apollo Solar Energy Technology Holdings Ltd.*	2,086,000	95,332
Asian Citrus Holdings Ltd.	80,111	39,692
Bonjour Holdings Ltd.	408,000	51,629
Bosideng International Holdings Ltd.	3,930,000	1,183,098
Champion, REIT	430,000	206,813
Chaoda Modern Agriculture Holdings Ltd.*	1,052,000	—
China Green Holdings Ltd.*	492,000	99,469
China Mobile Ltd.	527,000	6,201,579
China South City Holdings Hkd	444,000	67,814
China Travel International Inv HK	232,000	48,164
China Vanadium Titano - Magnetite Mining Co. Ltd.	1,560,000	375,983
Citic Resources Holdings Ltd.*	400,000	62,564
City Telecom HK Ltd.	128,000	44,783
CSI Properties Ltd.	3,920,000	160,839
Dah Sing Financial Holdings Ltd.	106,800	488,281
Emperor International Holdings	352,000	98,398
First Pacific Co. Ltd.	3,788,000	4,183,143
Giordano International Ltd.	1,068,000	1,035,424
Great Eagle Holdings Ltd.	211,049	708,855
Guangdong Investment Ltd.	1,422,000	1,126,263
Henderson Land Development Co. Ltd.	30,000	214,776
Hongkong Land Holdings Ltd.	55,000	384,450
Hopson Development Holdings Ltd.*	138,000	223,334
K Wah International Holdings Ltd.	1,010,000	493,982
Kingboard Chemical Holdings Ltd.	24,000	86,666
Kowloon Development Co. Ltd.	47,000	56,676
Lee & Man Chemical Co. Ltd.	46,000	25,822

SEE NOTES TO FINANCIAL STATEMENTS.

A259

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong (continued)
Luk Fook Holdings International Ltd.	123,000	$394,769
MGM China Holdings Ltd.	422,000	777,254
New World China Land Ltd.	158,000	76,655
New World Development Ltd.	349,000	552,528
Norstar Founders Group Ltd.*	84,000	—
Pacific Textile Holdings Ltd.	79,000	71,421
Ports Design Ltd.	566,000	453,369
Real Nutriceutical Groupp Ltd.	1,364,000	506,025
Regent Manner International Holdings Ltd.	162,000	31,076
REXLot Holdings Ltd.	4,750,000	364,414
Shenzhen International Holdings Ltd.	1,300,000	137,343
Shenzhen Investment Ltd.	1,382,000	568,284
Shougang Fushan Resources Group Ltd.	834,000	313,019
Singamas Container Holdings Ltd.	316,000	77,294
SJM Holdings Ltd.	234,000	552,254
SmarTone Telecommunications Holding Ltd.	1,373,500	2,518,136
SUNeVision Holdings Ltd.	314,000	64,965
Swire Pacific Ltd.	37,000	462,830
Television Broadcasts Ltd.	151,000	1,135,337
Tianneng Power International Ltd.	656,000	427,575
TPV Technology Ltd.	404,000	110,743
VTech Holdings Ltd.	89,800	1,013,545
Wheelock & Co. Ltd.	361,000	1,841,494
XTEP International Holdings	1,459,000	636,204
YGM Trading Ltd.	9,000	21,203

		31,212,791

Hungary
EGIS Pharmaceuticals PLC	4,286	342,014

Indonesia — 0.4%
Bakrie Sumatera Plantations Tbk PT	1,390,000	13,467
Indo Tambangraya Megah Tbk PT	418,500	1,811,718
Perusahaan Gas Negara Persero Tbk PT	4,974,500	2,382,004
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	8,351,500	2,000,525
Tambang Batubara Bukit Asam Tbk PT	596,500	940,406
Telekomunikasi Indonesia Tbk PT	6,153,500	5,799,842

		12,947,962

Ireland — 0.4%
Accenture PLC (Class A Stock)	47,200	3,138,800
Anglo Irish Bank Corp. PLC*	20,646	—
Beazley PLC	311,537	906,873
DCC PLC	9,232	302,209
Irish Bank Resolution Corp.*	2,500	—
Kentz Corp. Ltd.	158,963	1,012,104
Paddy Power PLC	6,531	535,773
Seagate Technology PLC(a)	85,200	2,596,896
Shire PLC	101,113	3,110,364
Smurfit Kappa Group PLC*	26,906	321,416
Total Produce PLC	67,493	49,887
Warner Chilcott PLC (Class A Stock)	37,400	450,296

		12,424,618

Isle of Man
Eros International PLC*	68,052	255,918
Playtech Ltd.	72,981	506,125

		762,043

COMMON STOCKS (continued)	Shares	Value (Note 2)

Israel — 0.2%
Bank Hapoalim BM*	178,448	$765,621
Bank Leumi Le-Israel BM*	26,908	91,590
Bezeq Israeli Telecommunication Corp. Ltd. (The)	312,880	362,411
Cellcom Israel Ltd.	31,168	260,243
First International Bank of Israel Ltd.*	4,056	59,767
Israel Chemicals Ltd.	474,385	5,713,087
Israel Discount Bank Ltd. (Class A Stock)*	596,202	990,370
Osem Investments Ltd.	2,641	45,448
Partner Communications Co. Ltd.	26,723	160,327

		8,448,864

Italy — 0.6%
Atlantia SpA	9,660	175,413
Autostrada Torino-Milano SpA	63,678	657,865
Azimut Holding SpA	25,947	373,398
Banca Monte dei Paschi di Siena SpA*	126,844	37,939
Banca Popolare di Milano Scarl*	940,191	562,968
Beni Stabili SpA, REIT	161,549	95,193
Cairo Communication SpA	32,604	106,299
Credito Emiliano SpA	78,941	430,597
Danieli & C Officine Meccaniche SpA	17,606	507,964
De’longhi SpA	42,448	609,999
DiaSorin SpA	60,459	2,422,168
Enel SpA	335,984	1,397,527
Eni SpA	186,993	4,580,889
Exor SpA	12,850	323,846
Intesa Sanpaolo SpA	530,364	917,170
Italcementi SpA	20,906	117,406
Mediobanca SpA	169,335	1,045,993
Recordati SpA	371,376	3,395,772
Societa Iniziative Autostradali e Servizi SpA	183,742	1,721,791
Tod’s SpA(a)	8,897	1,129,656
UniCredit SpA*	185,054	911,295

		21,521,148

Japan — 3.5%
ABC-Mart, Inc.	10,100	439,708
Aeon Delight Co. Ltd.	56,100	1,098,153
Aeon Mall Co. Ltd.	16,000	393,617
Ai Holdings Corp.	56,900	405,333
Ain Pharmaciez, Inc.	7,900	432,141
Aisan Industry Co. Ltd.	24,000	201,170
Aisin Seiki Co. Ltd.	19,400	605,806
All Nippon Airways Co. Ltd.	151,000	317,236
Alpen Co. Ltd.	13,900	244,288
Alpine Electronics, Inc.	11,300	104,473
Amada Co. Ltd.	1,000	6,507
Amuse, Inc.	7,500	144,664
AOKI Holdings, Inc.	2,300	52,404
Aoyama Trading Co. Ltd.	12,000	229,999
Arcs Co. Ltd.	47,200	965,838
Arnest One Corp.	49,600	812,493
Arrk Corp.*	40,600	75,716
Asahi Glass Co. Ltd.	34,000	248,254
Asahi Holdings, Inc.	21,500	363,545
Asahi Net, Inc.	3,000	14,578
Axell Corp.	4,500	99,405
Bank of Nagoya Ltd. (The)	11,000	39,839
Bank of Yokohama Ltd. (The)	71,000	330,123

SEE NOTES TO FINANCIAL STATEMENTS.

A260

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Belluna Co. Ltd.	10,150	$71,995
Bridgestone Corp.	33,500	872,057
Broccoli Co. Ltd.	61,000	105,570
Calsonic Kansei Corp.	48,000	197,682
Canon Electronics, Inc.	38,600	845,262
Canon, Inc.	80,300	3,112,408
Cawachi Ltd.	7,100	141,272
Central Glass Co. Ltd.	15,000	50,671
Charle Co. Ltd.	10,100	67,606
Chiba Bank Ltd. (The)	98,000	574,100
Chori Co. Ltd.	15,800	170,432
Chugoku Marine Paints Ltd.	11,000	66,188
Citizen Holdings Co. Ltd.	35,100	185,413
Clarion Co. Ltd.*	18,000	31,251
CMIC Holdings Co. Ltd.	3,300	46,531
Cocokara Fine, Inc.	31,700	992,345
Corona Corp.	4,400	54,468
Cosmos Pharmaceutical Corp.	9,100	904,349
Create SD Holdings Co. Ltd.	6,900	195,186
CSI Co. Ltd.	5,400	37,698
CyberAgent, Inc.	444	912,317
Dai Nippon Printing Co. Ltd.	26,000	203,877
Daihatsu Motor Co. Ltd.	20,000	398,457
Daiichi Jitsugyo Co. Ltd.	9,000	41,739
Daiichikosho Co. Ltd.	31,200	723,504
Daishi Bank Ltd. (The)	10,000	31,557
Daiwa House Industry Co. Ltd.	105,000	1,805,241
Daiwa Industries Ltd.	35,000	196,302
Daiwa Office Investment Corp., REIT	35	121,294
DCM Holdings Co. Ltd.	16,600	109,159
Dena Co. Ltd.	58,300	1,912,490
Doshisha Co. Ltd.	1,400	36,669
Dr. Ci:Labo Co. Ltd.(a)	549	1,716,964
Dydo Drinco, Inc.	1,000	40,627
Eighteenth Bank Ltd. (The)	10,000	26,340
Elecom Co. Ltd.	3,900	66,643
EPS Corp.	201	517,245
ESPEC Corp.	15,200	115,966
Exedy Corp.	18,600	412,593
FamilyMart Co. Ltd.	75,700	3,118,696
FCC Co. Ltd.	26,500	550,397
Fuji Machine Manufacturing Co. Ltd.	3,200	30,206
Fuji Media Holdings, Inc.	346	522,967
Fuji Seal International, Inc.	14,100	284,869
FUJIFILM Holdings Corp.	16,900	340,026
Fujishoji Co. Ltd.	52	60,168
Fujitec Co. Ltd.	19,000	137,985
Fukui Bank Ltd.	16,000	31,825
Fuyo General Lease Co. Ltd.	1,200	39,066
Goldcrest Co. Ltd.	5,500	93,612
Gree, Inc.(a)	86,500	1,342,438
Gunma Bank Ltd. (The)	40,000	195,702
Gurunavi, Inc.	5,100	52,268
Hankyu Reit, Inc., REIT	10	47,834
Happinet Corp.	10,200	82,687
Hard Off Corp. Co. Ltd.	30,500	207,569
Heiwa Corp.	17,400	283,556
Heiwa Real Estate REIT, Inc., REIT	75	49,902
Heiwado Co. Ltd.	2,200	30,555
Higashi-Nippon Bank Ltd. (The)	18,000	39,656

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Higo Bank Ltd. (The)	49,000	$273,281
HI-LEX Corp.	1,200	20,042
Hisamitsu Pharmaceutical Co., Inc.	4,800	238,898
Hitachi Ltd.	47,000	276,572
Hitachi Transport System Ltd.	10,700	156,327
Hogy Medical Co. Ltd.	8,200	390,283
Honeys Co. Ltd.	10,790	142,074
Hoya Corp.	18,900	372,404
Hyakugo Bank Ltd. (The)	14,000	63,336
Idemitsu Kosan Co. Ltd.	2,800	243,988
Imasen Electric Industrial	1,700	20,059
Inaba Denki Sangyo Co. Ltd.	3,700	106,290
Inabata & Co. Ltd.	19,100	128,785
Infocom Corp.	172	202,522
Inpex Corp.	598	3,198,319
Iriso Electronics Co. Ltd.	4,000	62,732
Ishihara Sangyo Kaisha Ltd.*	177,000	140,353
ITC Networks Corp.	7,200	55,250
ITOCHU Corp.	123,000	1,299,999
Jaccs Co. Ltd.	31,000	168,845
Japan Digital Laboratory Co. Ltd.	8,200	92,064
Japan Tobacco, Inc.	129,200	3,649,819
JSP Corp.	4,100	56,731
JTEKT Corp.	34,700	330,810
Justsystems Corp.*	32,400	192,002
JVC Kenwood Corp.	38,000	141,319
Kagoshima Bank Ltd. (The)	62,000	389,826
Kaken Pharmaceutical Co. Ltd.	170,000	2,501,056
Kamei Corp.	18,000	162,753
Kanematsu Electronics Ltd.	1,000	11,540
Kato Sangyo Co. Ltd.	4,000	71,507
KDDI Corp.	34,400	2,431,987
Keiyo Bank Ltd. (The)	41,000	180,899
Kenedix Realty Investment Corp., REIT	19	66,235
Kinden Corp.	40,000	260,672
Kinki Sharyo Co. Ltd.	60,000	201,727
Kintetsu World Express, Inc.	12,700	424,693
Kohnan Shoji Co. Ltd.	13,100	160,177
Koito Manufacturing Co. Ltd.	44,000	641,700
Kosaido Co. Ltd.*	24,800	87,473
K’s Holdings Corp.(a)	5,300	134,915
Kuraray Co. Ltd.	78,000	1,022,515
Kurita Water Industries Ltd.	82,100	1,803,001
Kuroda Electric Co. Ltd.	18,600	219,992
Kyokuto Securities Co. Ltd.	21,700	221,667
Lasertec Corp.	8,100	147,151
Lawson, Inc.	39,700	2,693,055
Macnica, Inc.	9,100	180,628
Maeda Road Construction Co. Ltd.	118,000	1,802,874
Marubeni Corp.	108,000	774,926
Marvelous AQL, Inc.	264	96,497
Matsumotokiyoshi Holdings Co. Ltd.	10,500	248,065
Max Co. Ltd.	5,000	60,895
Medical System Network Co. Ltd.	15,400	71,555
Megane TOP Co. Ltd.	20,900	247,071
Meiko Network Japan Co. Ltd.	5,600	62,642
Meitec Corp.	5,300	116,690
Melco Holdings, Inc.	2,100	37,039
MID Reit, Inc., REIT	43	101,867
Ministop Co. Ltd.	12,100	202,978

SEE NOTES TO FINANCIAL STATEMENTS.

A261

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Miraca Holdings, Inc.	64,500	$2,600,690
Miraial Co. Ltd.	1,800	34,011
Mitsubishi Corp.	6,600	127,070
Mitsubishi UFJ Financial Group, Inc.	252,000	1,363,601
Mitsui & Co. Ltd.	42,000	629,532
Mitsui Chemicals, Inc.	48,000	125,091
Mitsui Engineering & Shipbuilding Co. Ltd.	79,000	121,880
Mitsui Knowledge Industry Co. Ltd.	153	25,132
Mitsui Matsushima Co. Ltd.	151,000	253,532
Mizuho Financial Group, Inc.	271,900	498,525
Mochida Pharmaceutical Co. Ltd.	93,000	1,142,376
Moonbat Co. Ltd.	19,000	33,287
Moshi Moshi Hotline, Inc.	107,200	1,365,333
MTI Ltd.	133	124,338
Musashi Seimitsu Industry Co. Ltd.	6,100	128,377
Namco Bandai Holdings, Inc.	89,000	1,153,636
Namura Shipbuilding Co. Ltd.	21,100	69,090
NEC Capital Solutions Ltd.	2,500	37,672
NEC Fielding Ltd.	4,000	47,905
NEC Mobiling Ltd.	10,900	442,817
NEC Networks & System Integration Corp.	12,700	225,745
NET One Systems Co. Ltd.	120,300	1,187,882
Nichiha Corp.	9,500	110,239
Nichii Gakkan Co.	30,500	242,279
Nifty Corp.	57	89,220
Nihon Nohyaku Co. Ltd.	55,000	292,114
Nihon Parkerizing Co. Ltd.	6,000	86,309
Nippo Corp.	29,000	401,014
Nippon Carbon Co. Ltd.	76,000	158,050
Nippon Densetsu Kogyo Co. Ltd.	4,000	37,975
Nippon Electric Glass Co. Ltd.	38,000	216,372
Nippon Pillar Packing Co. Ltd.	11,000	73,374
Nippon Piston Ring Co. Ltd.	56,000	109,083
Nippon Road Co. Ltd. (The)	6,000	28,096
Nippon Shokubai Co. Ltd.	66,000	676,046
Nippon Telegraph & Telephone Corp.	35,800	1,507,286
Nishi-Nippon City Bank Ltd. (The)	97,000	240,690
Nisshin Fudosan Co.	22,000	137,426
Nissin Kogyo Co. Ltd.	19,200	297,312
Nitori Holdings Co. Ltd.	28,800	2,110,076
Nitta Corp.	4,200	67,367
Nittetsu Mining Co. Ltd.	8,000	35,387
Nittoku Engineering Co. Ltd.	11,400	126,939
Nomura Holdings, Inc.	133,600	790,817
Nomura Research Institute Ltd.	20,100	418,698
Noritake Co. Ltd.	40,000	97,288
NSD Co. Ltd.	5,900	51,643
NTT DOCOMO, Inc.	2,848	4,105,450
Nuflare Technology, Inc.	99	606,291
Obara Group, Inc.	11,300	126,400
Obic Co. Ltd.	2,710	542,496
Okabe Co. Ltd.	12,600	82,195
OKK Corp.*	71,000	94,227
Oracle Corp. Japan	7,300	304,102
ORIX Corp.	2,240	253,027
Orix JREIT, Inc., REIT	32	157,823
Otsuka Holdings Co. Ltd.	269,100	7,580,893
Pacific Industrial Co. Ltd.	3,000	16,437
Pacific Metals Co. Ltd.	55,000	260,631
Pal Co. Ltd.	3,950	177,815

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
PanaHome Corp.	11,000	$73,860
Point, Inc.	18,670	682,034
Press Kogyo Co. Ltd.	15,000	68,324
Pressance Corp.	2,700	67,030
Proto Corp.	4,900	84,672
Riken Corp.	64,000	237,619
Riso Kagaku Corp.	4,200	78,756
Riso Kyoiku Co. Ltd.	700	56,100
Round One Corp.	31,000	177,890
Ryohin Keikaku Co. Ltd.	17,600	984,330
Sakai Ovex Co. Ltd.	30,000	43,055
San-A Co. Ltd.	2,100	78,468
San-In Godo Bank Ltd. (The)	56,000	394,246
Sega Sammy Holdings, Inc.	117,200	1,978,257
Seino Holdings Co. Ltd.	28,000	177,635
Sekisui Jushi Corp.	1,000	10,489
Senko Co. Ltd.	12,000	52,605
Seria Co. Ltd.	15,800	251,265
Shimachu Co. Ltd.	11,600	243,705
Shimamura Co. Ltd.	21,500	2,089,279
Shinko Electric Industries Co. Ltd.	8,300	66,080
Shizuoka Gas Co. Ltd.	5,000	33,872
Showa Corp.	24,400	242,389
Sintokogio Ltd.	6,600	52,486
Skymark Airlines, Inc.*	46,300	264,583
Sodick Co. Ltd.	15,700	73,464
Softbrain Co. Ltd.*	592	78,124
Sogo Medical Co. Ltd.	5,000	168,552
Sony Financial Holdings, Inc.	123,900	2,227,506
St. Marc Holdings Co. Ltd.	2,900	103,124
Star Micronics Co. Ltd.	14,400	144,592
Start Today Co. Ltd.	34,700	321,226
Studio Alice Co. Ltd.	18,300	263,195
Sugi Holdings Co. Ltd.	100	3,528
Sumikin Bussan Corp.	45,000	116,477
Sumitomo Corp.	9,000	115,468
Sumitomo Densetsu Co. Ltd.	13,700	149,362
Sumitomo Heavy Industries Ltd.	144,000	690,124
Sumitomo Metal Mining Co. Ltd.	61,000	861,069
Sumitomo Mitsui Financial Group, Inc.	8,200	298,003
Sumitomo Mitsui Trust Holdings, Inc.	93,000	327,668
Sundrug Co. Ltd.	18,700	639,623
T. RAD Co. Ltd.	26,000	68,195
Tachi-S Co. Ltd.	14,100	241,802
Tact Home Co. Ltd.	82	102,312
Taihei Dengyo Kaisha Ltd.	11,000	67,851
Taihei Kogyo Co. Ltd.	18,000	74,207
Taiho Kogyo Co. Ltd.	3,800	41,119
Taikisha Ltd.	14,700	277,631
Taka-Q Ltd.	39,000	144,296
Takeuchi Manufacturing Co. Ltd.	8,900	121,652
TBK Co. Ltd.	12,000	64,350
Tecmo Koei Holdings Co. Ltd.	8,900	74,931
Temp Holdings Co. Ltd.	12,600	155,804
Toa Corp.	7,000	49,704
TOA ROAD Corp.	26,000	91,189
Toagosei Co. Ltd.	82,000	321,874
Tocalo Co. Ltd.	9,200	154,209
Tochigi Bank Ltd. (The)	5,000	17,315
Toho Holdings Co. Ltd.	6,700	117,393

SEE NOTES TO FINANCIAL STATEMENTS.

A262

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Tokai Corp.	7,900	$198,054
Tokai Rika Co. Ltd.	20,600	286,791
Tokai Rubber Industries Ltd.	6,100	61,527
Token Corp.	620	34,656
Tokyo Ohka Kogyo Co. Ltd.	9,300	183,932
Tokyo Seimitsu Co. Ltd.	7,300	119,655
Tokyu REIT, Inc., REIT	28	152,831
Tomen Electronics Corp.	4,400	54,973
TOMONY Holdings, Inc.	6,100	26,996
Toppan Printing Co. Ltd.	32,000	198,372
Topre Corp.	5,000	45,761
Topy Industries Ltd.	17,000	40,462
Toshiba Machine Co. Ltd.	52,000	257,982
Tosoh Corp.	59,000	141,955
Totetsu Kogyo Co. Ltd.	4,000	54,800
Touei Housing Corp.	5,600	77,484
Toyo Corp.	4,600	51,576
Toyota Boshoku Corp.	30,800	357,108
Transcosmos, Inc.	10,500	113,257
Trend Micro, Inc.	20,500	619,410
TS Tech Co. Ltd.	17,600	317,272
Unipres Corp.	62,900	1,384,562
United Arrows Ltd.	34,400	792,184
Universal Entertainment Corp.	36,500	629,087
UNY Co. Ltd.	16,000	118,563
USS Co. Ltd.	19,580	2,038,857
Valor Co. Ltd.	11,400	179,471
Village Vanguard Co. Ltd.	32	35,053
VT Holdings Co. Ltd.	8,400	80,483
Wakita & Co. Ltd.	36,000	295,620
Warabeya Nichiyo Co. Ltd.	3,300	61,159
Welcia Holdings Co. Ltd.	6,500	226,448
Yachiyo Bank Ltd. (The)	1,300	27,691
Yahoo! Japan Corp.	3,653	1,182,825
Yamada Denki Co. Ltd.	6,960	269,011
YA-MAN Ltd.	3,300	43,392
Yamaya Corp.	2,900	39,155
Yamazen Corp.	26,200	196,568
Yellow Hat Ltd.	5,000	75,638
Yorozu Corp.	19,800	292,540
Yuasa Trading Co. Ltd.	53,000	95,061
Yusen Logistics Co. Ltd.	17,900	178,844
Zappallas, Inc.	192	186,585
Zeon Corp.	27,000	234,121

		126,900,263

Kazakhstan
KazMunaiGas Exploration Production JSC, GDR	71,695	1,254,964

Luxembourg — 0.1%
APERAM	8,116	123,875
ArcelorMittal	32,066	559,088
Oriflame Cosmetics SA, SDR	30,111	963,052

		1,646,015

Macau
Wynn Macau Ltd.*	137,600	378,906

Malaysia — 0.1%
APM Automotive Holdings Bhd	11,100	17,096
Berjaya Sports Toto Bhd	285,200	415,749

COMMON STOCKS (continued)	Shares	Value (Note 2)

Malaysia (continued)
British American Tobacco Malaysia Bhd	19,100	$388,694
Coastal Contracts Bhd	90,100	59,143
DiGi.Com Bhd	253,600	440,757
Hap Seng Plantations Holdings Bhd	401,500	370,252
Kulim Malaysia Bhd	65,300	104,634
Malton Bhd	170,000	29,186
Mudajaya Group Bhd	214,600	184,729
Petronas Gas Bhd	38,300	244,479
POS Malaysia Bhd	355,300	406,101
TDM Bhd	28,900	31,800
Tradewinds Malaysia Bhd	22,400	65,516
WTK Holdings Bhd	173,600	56,011
YTL Power International Bhd	1	1

		2,814,148

Malta
Angler Gaming PLC	14,096	4,617

Mexico — 0.2%
Grupo Mexico SAB de CV (Class B Stock)	1,541,282	5,559,981
Industrias CH SAB de CV (Class B Stock)*	29,300	221,026

		5,781,007

Netherlands — 0.7%
Accell Group	1,847	32,574
Aegon NV	85,252	550,715
Amsterdam Commodities NV	2,926	53,932
BE Semiconductor Industries NV	20,935	159,997
Heijmans NV, CVA	4,590	43,099
ING Groep NV, CVA*	62,371	592,402
Koninklijke Ahold NV	168,151	2,254,750
Koninklijke KPN NV	16,382	81,015
LyondellBasell Industries NV.	52,200	2,980,098
Nutreco NV	1	85
Royal Dutch Shell PLC (Class A Stock), (XEQT)	297,526	10,240,964
Royal Dutch Shell PLC (Class A Stock), (XLON)	254,991	8,850,830
SBM Offshore NV*	22,853	322,291

		26,162,752

New Zealand
Air New Zealand Ltd.	28,501	30,643
Nuplex Industries Ltd.	13,058	34,319
Sky Network Television Ltd.	28,682	116,144
Telecom Corp of New Zealand Ltd.	204,905	387,846
		568,952
Norway — 0.7%
Atea ASA	55,784	596,829
Fred Olsen Energy ASA	75,934	3,333,882
SpareBank 1 SMN	5,984	37,619
SpareBank 1 SR Bank ASA	48,738	326,221
Statoil ASA	394,671	9,947,533
TGS Nopec Geophysical Co. ASA	95,136	3,141,933
Yara International ASA	120,988	6,032,297

		23,416,314

Philippines
First Philippine Holdings Corp.	73,430	161,153
Manila Water Co., Inc.	261,200	204,005
Megaworld Corp.	8,049,000	544,834

SEE NOTES TO FINANCIAL STATEMENTS.

A263

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Philippines (continued)
Philippine National Bank*	85,190	$189,343
Union Bank of Philippines	30,350	83,299

		1,182,634

Poland — 0.4%
Asseco Poland SA	16,431	240,934
Grupa Lotos SA*	17,618	235,550
Jastrzebska Spolka Weglowa SA	62,973	1,887,780
KGHM Polska Miedz SA	72,990	4,509,113
PGE SA	777,668	4,587,941
Powszechny Zaklad Ubezpieczen SA	4,776	676,146
Synthos SA	1,122,171	1,982,977
Tauron Polska Energia SA	450,155	691,452

		14,811,893

Portugal
Banco Comercial Portugues SA (Class R Stock)*	485,924	48,304
Banco Espirito Santo SA*	493,020	586,379
Portucel SA	25,828	77,729

		712,412

Puerto Rico
Oriental Financial Group, Inc.	9,200	122,820
Popular, Inc.*	9,200	191,268
Triple-S Management Corp. (Class B Stock)*	14,100	260,427

		574,515

Russia — 0.2%
Alliance Oil Co. Ltd., SDR*	55,037	452,017
CTC Media, Inc.	59,300	461,354
Federal Hydrogenerating Co. JSC, ADR	90,228	212,126
Gazprom Neft OAO, ADR(a)	14,924	354,594
Lukoil OAO, ADR	28,273	1,908,428
Mail.ru Group Ltd., GDR	13,235	449,990
Rostelecom OJSC, ADR(a)	14,589	357,285
Surgutneftegas OAO, ADR	137,178	1,237,346
Tatneft OAO, ADR	55,000	2,396,350

		7,829,490

Singapore — 0.2%
Ausgroup Ltd.	496,000	211,338
Cape PLC	32,042	110,348
ComfortDelGro Corp. Ltd.	1,460,000	2,147,844
First Resources Ltd.	398,000	663,644
Hong Leong Asia Ltd.	144,000	200,042
Jardine Cycle & Carriage Ltd.	29,000	1,155,064
Lippo-Malls Indonesia Retail Trust, REIT	100,000	40,282
Starhill Global, REIT.	265,000	171,044
StarHub Ltd.	607,000	1,901,246
UMS Holdings Ltd.	462,000	158,412
UOL Group Ltd.	150,000	739,784
Wheelock Properties Singapore Ltd.	27,000	44,349
XP Power Ltd.	4,084	67,575

		7,610,972

South Africa — 0.6%
ABSA Group Ltd.	11,009	214,326
African Rainbow Minerals Ltd.	39,150	881,790
Astral Foods Ltd.	6,729	82,153

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Africa (continued)
AVI Ltd.	29,016	$205,560
Bidvest Group Ltd.	23,712	606,641
Coronation Fund Managers Ltd.	253,607	1,187,358
Gold Fields Ltd.	207,335	2,573,733
Kumba Iron Ore Ltd.	28,003	1,894,770
Lewis Group Ltd.	36,837	300,958
MMI Holdings Ltd.	50,656	133,204
MTN Group Ltd.	258,397	5,438,927
Palabora Mining Co. Ltd.	20,528	253,680
Raubex Group Ltd.	22,026	44,103
Reunert Ltd.	115,426	1,036,332
Sanlam Ltd.	113,158	602,555
Sasol Ltd.	54,198	2,337,189
Vodacom Group Ltd.	300,331	4,419,844
Woolworths Holdings Ltd.	93,855	790,045

		23,003,168

South Korea — 0.7%
AMOREPACIFIC Group	1,983	864,378
AtlasBX Co. Ltd.	6,033	187,689
Chin Yang Industry Co. Ltd.	17,190	36,248
Chinyang Holdings Corp.	72,190	106,225
Chong Kun Dang Pharm Corp.	15,940	552,225
CJ O Shopping Co. Ltd.	1,252	324,043
Daechang Forging Co. Ltd.	3,140	120,010
Daelim Industrial Co. Ltd.	5,626	460,804
Daishin Securities Co. Ltd.	23,920	224,515
Daou Technology, Inc.	22,160	330,136
Digital Power Communications Co. Ltd.	107,050	337,689
Dongbu Insurance Co. Ltd.	15,920	687,779
Dongil Industries Co. Ltd.	386	17,503
Dongkook Industrial Co. Ltd.*	19,460	55,870
Dongkuk Steel Mill Co. Ltd.	7,030	90,739
Global & Yuasa Battery Co. Ltd.	7,340	323,216
Hae In Corp.	6,290	20,661
Halla Climate Control Corp.	100,200	2,234,216
Halla Engineering & Construction Corp.	6,560	49,438
Hana Financial Group, Inc.	12,870	420,734
Hanil E-Wha Co. Ltd.	24,280	166,583
Hansae Yes24 Holdings Co. Ltd.	18,990	124,174
Husteel Co. Ltd.	4,170	96,880
Hwa Shin Co. Ltd.	10,290	97,339
Hyundai Home Shopping Network Corp.	6,937	786,413
Hyundai Motor Co.	2,521	519,690
Hyundai Steel Co.	2,417	200,604
INTOPS Co. Ltd.	3,629	94,912
Inzi Controls Co. Ltd.	6,720	46,005
Kangwon Land, Inc.*	26,340	719,892
KC Tech Co. Ltd.	17,040	59,268
Kia Motors Corp.	89,796	4,774,776
Kolon Corp.	3,080	51,092
Korea Electric Terminal Co. Ltd.	10,150	276,806
Korea Exchange Bank*	136,440	976,134
Korea United Pharm, Inc.	33,300	276,325
KT&G Corp.	67,681	5,108,119
Kwang Dong Pharmaceutical Co. Ltd.	10,950	62,126
Kyung Nong Corp.	28,580	85,294
MegaStudy Co. Ltd.	4,274	315,278
Meritz Fire & Marine Insurance Co. Ltd.	119,820	1,587,654
Neowiz Corp.*	2,685	36,684

SEE NOTES TO FINANCIAL STATEMENTS.

A264

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Korea (continued)
Neowiz Games Corp.*	6,774	$160,219
Pyeong Hwa Automotive Co. Ltd.	7,667	113,856
Saeron Automotive Corp.	10,510	55,798
Sam Young Electronics Co. Ltd.	7,190	58,418
Samsung Electronics Co. Ltd.	704	1,011,507
Samsung Publishing Co. Ltd.	16,120	57,969
Samyang Tongsang Co. Ltd.	2,270	45,627
Sebang Co. Ltd.	4,060	66,891
Sejong Industrial Co. Ltd.	15,860	177,352
Simm Tech Co. Ltd.	11,881	115,356
SIMPAC, Inc.	15,500	110,602
Sindoh Co. Ltd.	2,085	122,696
SK Hynix, Inc.*	10	243
SK Telecom Co. Ltd., ADR	5,100	80,733
Tae Kyung Chemical Co. Ltd.	10,160	41,109
Tailim Packaging Industrial Co. Ltd.	50,370	90,272
Woori Finance Holdings Co. Ltd.	18,020	201,012
Youngone Holdings Co. Ltd.	2,680	149,449

		26,565,275

Spain — 0.5%
Banco Bilbao Vizcaya Argentaria SA	78,560	729,892
Banco Espanol de Credito SA(a)	9,308	44,113
Banco Popular Espanol SA	11,526	9,009
Banco Santander SA	98,887	803,660
CaixaBank	48,848	171,118
Construcciones y Auxiliar de Ferrocarriles SA(a)	1,153	532,464
Duro Felguera SA	102,159	648,607
Enagas SA	220,309	4,719,935
Gas Natural SDG SA	19,265	347,299
Grupo Catalana Occidente SA	2,154	39,339
Indra Sistemas SA(a)	14,673	196,266
Mapfre SA	311,338	959,280
Red Electrica Corp. SA	85,961	4,246,145
Repsol SA	20,731	423,179
Tecnicas Reunidas SA	15,048	704,836
Viscofan SA	41,552	2,347,995

		16,923,137

Sweden — 0.4%
Atlas Copco AB (Class A Stock)	48,991	1,358,534
Axfood AB(a)	52,345	1,979,697
Betsson AB	49,349	1,526,795
Bilia AB (Class A Stock)	19,399	279,635
Billerud AB	70,275	665,808
Boliden AB	27,115	515,212
Clas Ohlson AB (Class B Stock)	36,172	481,188
Haldex AB	10,511	54,401
Hennes & Mauritz AB (Class B Stock)	20,298	703,469
Hexpol AB	13,366	709,234
HIQ International AB	31,750	176,341
Hoganas AB (Class B Stock)	2,051	78,962
Intrum Justitia AB	33,416	500,693
JM AB(a)	81,011	1,452,941
Kungsleden AB	19,258	105,765
Saab AB	24,087	501,696
TeliaSonera AB	417,827	2,836,626

		13,926,997

COMMON STOCKS (ontinued)	Shares	Value (Note 2)

Switzerland — 0.6%
ACE Ltd.	38,300	$3,056,340
Allied World Assurance Co. Holdings AG	45,200	3,561,760
BB Biotech AG*	13,076	1,265,212
EMS-Chemie Holding AG	3,124	736,496
Ferrexpo PLC	115,784	486,154
Georg Fischer AG*	877	354,402
Helvetia Holding AG	5,203	1,984,536
Implenia AG	13,062	569,807
Inficon Holding AG	136	32,674
Komax Holding AG	473	36,973
Logitech International SA	16,477	126,494
Novartis AG	14,635	924,541
Partners Group Holding AG	2,048	473,456
Roche Holding AG	23,706	4,792,907
Schweizerische National-Versicherungs- Gesellschaft AG	3,812	168,792
Swiss Life Holding AG*	6,282	838,498
Swisscom AG	685	296,820
Walter Meier AG	259	67,083
Zurich Financial Services AG*	10,585	2,836,336

		22,609,281

Taiwan — 0.4%
Ability Enterprise Co. Ltd.	302,000	283,914
Accton Technology Corp.	229,000	128,521
Alcor Micro Corp.	97,000	114,321
AMPOC Far-East Co. Ltd.	179,000	164,324
ASROCK, Inc.	11,000	38,146
Asustek Computer, Inc.	17,000	192,514
Audix Corp.	71,000	59,930
AV Tech Corp.	58,000	177,322
C Sun Manufacturing Ltd.	85,000	53,942
Cathay Real Estate Development Co. Ltd.	128,000	62,334
Chicony Electronics Co. Ltd.	116,380	271,385
Chien Kuo Construction Co. Ltd.	171,000	83,337
China Metal Products Co. Ltd.	1	1
China Steel Chemical Corp.	63,000	282,887
Chin-Poon Industrial Co.	270,000	292,466
Chun Yuan Steel	9,853	3,947
Compal Electronics, Inc.	221,951	150,337
Continental Holdings Corp.	100,000	39,494
Cyberlink Corp.	48,000	158,441
Dynapack International Technology Corp.	103,000	409,568
Elite Material Co. Ltd.	190,000	189,330
Farglory Land Development Co. Ltd.	242,000	437,620
Feng Tay Enterprise Co. Ltd.	19,570	23,587
Formosan Rubber Group, Inc.	315,000	227,148
FSP Technology, Inc.	28,279	26,333
GeoVision, Inc.	17,509	72,437
Gigabyte Technology Co. Ltd.	268,000	240,803
Gigastorage Corp.	1,000	641
Grape King Industrial Co.	196,000	540,818
Himax Technologies, Inc., ADR	30,700	73,680
Holiday Entertainment Co. Ltd.	205,000	294,071
HTC Corp.	95,875	1,001,452
Hung Poo Real Estate Development Corp.	156,000	162,112
ICP Electronics, Inc.	100,100	137,328
Kwong Fong Industries*	244,000	146,757
LITE-ON IT Corp.	305,868	264,247
Lite-On Technology Corp.	351,905	469,674

SEE NOTES TO FINANCIAL STATEMENTS.

A265

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Taiwan (continued)
Lotes Co. Ltd.	37,000	$115,108
Lumax International Corp. Ltd.	158,300	336,913
Macroblock, Inc.	43,000	161,812
Makalot Industrial Co. Ltd.	104,000	324,127
Phihong Technology Co. Ltd.	173,626	148,617
Portwell, Inc.	255,000	249,148
Powertech Technology, Inc.	138,000	224,102
Prime Oil Chemical Service Corp.	136,000	113,554
Radiant Opto-Electronics Corp.	164,200	681,845
Raydium Semiconductor Corp.	9,000	22,480
Rechi Precision Co. Ltd.	135,960	118,597
Richtek Technology Corp.	50,000	294,896
ShenMao Technology, Inc.	53,000	59,113
Sigurd Microelectronics Corp.	303,000	271,829
Silitech Technology Corp.	102,373	177,649
Simplo Technology Co. Ltd.	172,867	878,667
Sincere Navigation Corp.	135,000	120,873
Sirtec International Co. Ltd.	84,000	106,065
Sitronix Technology Corp.	68,000	91,514
Sporton International, Inc.	42,840	97,287
Sunonwealth Electric Machine Industry Co. Ltd.	192,000	118,128
Syncmold Enterprise Corp.	179,000	313,527
Taiwan Line Tek Electronic	105,650	110,320
Taiwan Secom Co. Ltd.	65,000	145,209
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	36,900	633,204
Taiwan Sogo Shin Kong SEC	212,000	256,274
Taiwan Surface Mounting Technology Co. Ltd.	114,811	175,577
Test Research, Inc.	208,658	393,563
Topco Scientific Co. Ltd.	148,740	246,871
Transcend Information, Inc.	140,000	391,773
Tripod Technology Corp.	14,520	31,391
Tsann Kuen Enterprise Co. Ltd.	85,000	170,451
Vanguard International Semiconductor Corp.	227,000	158,236
Vivotek, Inc.	61,000	190,429
Wistron Corp.	345,626	361,833
WT Microelectronics Co. Ltd.	1,888	2,359
Yungshin Construction & Development Co.	61,000	109,662
Zeng Hsing Industrial Co. Ltd.	24,000	82,935
Zenitron Corp.	148,000	89,930

		15,851,037

Thailand — 0.2%
Advanced Info Service PCL, NVDR	445,400	3,063,373
Banpu PCL, NVDR	44,600	605,339
BEC World PCL, NVDR	170,400	397,163
Delta Electronics Thailand PCL, NVDR	508,300	532,197
Electricity Generating PCL, NVDR	16,000	79,131
Hana Microelectronics PCL, NVDR	96,900	72,458
Khon Kaen Sugar Industry PCL, NVDR	398,500	178,929
Lanna Resources PCL, NVDR	191,200	145,148
PTT Exploration & Production PCL, NVDR	360,200	1,942,957

		7,016,695

Turkey — 0.2%
Bagfas Bandirma Gubre Fabrik	5,154	156,429
EGE Seramik Sanayi ve Ticaret A/S	156,732	182,860

COMMON STOCKS (continued)	Shares	Value (Note 2)

Turkey (continued)
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	1	$1
Gubre Fabrikalari TAS*	47,523	379,027
Ipek Dogal Enerji Kaynaklari Ve Uretim A/S*	190,559	644,348
Koza Anadolu Metal Madencilik Isletmeleri A/S*	442,856	1,413,092
Park Elektrik Uretim Madencilik Sanayi ve Ticaret A/S	122,336	422,726
Turk Hava Yollari*	127,942	451,267
Turk Sise ve Cam Fabrikalari A/S	266,207	442,447
Turk Telekomunikasyon A/S	79,905	310,667
Turk Traktor ve Ziraat Makineleri A/S	64,879	2,128,762

		6,531,626

United Kingdom — 4.7%
Abcam PLC	31,020	194,130
Aberdeen Asset Management PLC	440,542	2,650,937
Aero Inventory PLC*	16,478	—
Afren PLC*	466,668	1,012,670
African Barrick Gold PLC	240,210	1,739,081
Alent PLC*	68,042	341,321
AMEC PLC	24,745	409,061
Amlin PLC	398,191	2,475,434
Anglo American PLC, (JSE)	7,681	238,442
Anglo American PLC, (XLON)	39,824	1,255,383
Antofagasta PLC	135,462	2,968,658
Ashmore Group PLC	553,351	3,267,487
AstraZeneca PLC	202,979	9,619,166
Avocet Mining PLC	225,785	257,545
BAE Systems PLC	402,780	2,238,738
Barclays PLC	333,640	1,449,333
Barratt Developments PLC*	135,926	464,252
Bellway PLC	27,302	461,302
Berendsen PLC	10,592	102,635
BG Group PLC	21,488	358,418
BHP Billiton PLC	65,065	2,295,081
Bodycote PLC	90,963	680,185
Bovis Homes Group PLC	33,114	312,478
BP PLC	267,972	1,863,195
British American Tobacco PLC	72,358	3,678,335
British Sky Broadcasting Group PLC	379,585	4,787,504
Brown (N) Group PLC	14,952	90,249
BT Group PLC	219,180	836,220
Bumi PLC*	44,488	201,913
Cairn Energy PLC	68,110	297,424
Carillion PLC	101,576	529,294
Carphone Warehouse Group PLC	121,723	408,320
Centamin PLC*	513,307	334,557
Centrica PLC	183,666	1,002,398
Chemring Group PLC	46,049	171,751
Close Brothers Group PLC	140,404	1,971,776
Cobham PLC	915,842	3,327,759
Computacenter PLC	36,686	256,430
Concentric AB	31,570	272,384
Cranswick PLC	24,322	336,542
Dart Group PLC	131,498	269,152
Delphi Automotive PLC*(a)	117,700	4,502,025
Devro PLC	23,714	119,531
Diploma PLC	11,319	101,957
Domino Printing Sciences PLC	73,838	699,289

SEE NOTES TO FINANCIAL STATEMENTS.

A266

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Drax Group PLC	245,401	$2,196,965
Dunelm Group PLC	10,784	123,674
Elementis PLC	89,608	342,147
EnQuest PLC*	1,368,126	2,698,241
Eurasian Natural Resources Corp. PLC	236,669	1,119,323
Evraz PLC	161,707	694,004
Fidessa Group PLC	12,179	302,993
FirstGroup PLC	35,803	123,600
Gem Diamonds Ltd.*	11,156	26,424
GKN PLC	224,351	846,432
GlaxoSmithKline PLC	462,461	10,068,891
Globo PLC*	234,032	81,292
Greene King PLC	39,945	409,278
Greggs PLC	172,106	1,283,872
Halfords Group PLC	54,739	295,574
Halma PLC	159,913	1,203,327
Hargreaves Lansdown PLC	40,241	450,075
Highland Gold Mining Ltd	230,495	365,809
Hill & Smith Holdings PLC	13,315	86,086
Home Retail Group PLC(a)	88,929	185,559
Howden Joinery Group PLC	196,992	561,390
HSBC Holdings PLC, (XHKG)	592,400	6,279,019
HSBC Holdings PLC, (XLON)	600,173	6,359,928
ICAP PLC	66,806	337,816
IG Group Holdings PLC	379,449	2,792,663
IMI PLC	127,961	2,316,011
Imperial Tobacco Group PLC	6,620	256,669
Inmarsat PLC	51,419	495,631
InterContinental Hotels Group PLC	16,680	467,716
Intermediate Capital Group PLC	74,668	389,846
Interserve PLC	54,950	350,537
ITE Group PLC	142,671	575,316
J Sainsbury PLC	48,715	275,613
Jardine Lloyd Thompson Group PLC	11,706	151,597
John Menzies PLC	5,423	56,513
Kazakhmys PLC	70,466	910,755
Keller Group PLC	12,023	135,446
Lancashire Holdings Ltd	112,612	1,433,817
Legal & General Group PLC	2,663,769	6,387,399
Lloyds Banking Group PLC*	1,360,783	1,084,406
Micro Focus International PLC	151,237	1,444,164
Mitie Group PLC	61,741	265,409
Mondi PLC	47,367	522,837
Morgan Crucible Co. PLC	306,475	1,372,861
National Grid PLC	26,766	306,992
Next PLC	25,739	1,562,428
Persimmon PLC	95,363	1,251,799
Petrofac Ltd	42,945	1,147,751
Petropavlovsk PLC	82,716	492,865
Premier Farnell PLC	80,384	256,074
Reckitt Benckiser Group PLC	74,762	4,745,884
Renishaw PLC	9,808	332,999
Restaurant Group PLC	131,981	837,475
Rio Tinto PLC	34,396	2,006,179
Royal Bank of Scotland Group PLC*	237,316	1,268,445
Sage Group PLC (The)	391,000	1,880,134
Smith & Nephew PLC	340,531	3,764,213
Spectris PLC	18,660	629,717
Spirax-Sarco Engineering PLC	46,081	1,725,443
Spirent Communications PLC	90,022	223,877

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
St. Ives PLC	36,303	$60,005
Standard Chartered PLC	119,769	3,099,606
Standard Life PLC	967,898	5,290,996
Sthree PLC	12,533	68,654
TalkTalk Telecom Group PLC	190,058	721,219
Taylor Wimpey PLC	639,196	693,327
TESCO PLC	308,305	1,698,330
Ultra Electronics Holdings PLC	51,502	1,403,387
Unilever PLC	93,453	3,632,621
Valiant Petroleum PLC*	33,531	221,711
Vedanta Resources PLC	20,542	396,616
Vesuvius PLC	68,042	382,439
Victrex PLC	31,129	829,651
Vodafone Group PLC	720,065	1,812,604
Weir Group PLC (The)	10,275	317,737
WH Smith PLC(a)	162,988	1,783,810
William Hill PLC	508,446	2,897,052
Willis Group Holdings PLC	41,000	1,374,730
WM Morrison Supermarkets PLC	366,933	1,575,493
Xyratex Ltd.	13,300	111,853

		169,780,783

United States — 14.9%
1st Source Corp.	7,900	174,511
3M Co.	35,800	3,324,030
Aaron’s, Inc.	22,500	636,300
Abbott Laboratories	60,300	3,949,650
Adams Resources & Energy, Inc.	2,200	77,154
Aeropostale, Inc.*	8,200	106,682
Aetna, Inc.(a)	44,800	2,074,240
Aflac, Inc.(a)	110,100	5,848,512
Alacer Gold Corp.*	63,100	329,868
Alere, Inc.*	5,000	92,500
Alliance Resource Partners LP	40,500	2,351,835
Allstate Corp. (The)	100	4,017
Almost Family, Inc.	10,400	210,704
Amerco, Inc.	2,500	317,025
American Financial Group, Inc.	48,700	1,924,624
AmerisourceBergen Corp.(a)	75,900	3,277,362
Amsurg Corp.*	78,300	2,349,783
AmTrust Financial Services, Inc.	19,310	554,004
Analog Devices, Inc.	36,700	1,543,602
Apache Corp.	27,900	2,190,150
Apollo Group, Inc. (Class A Stock)*(a)	30,500	638,060
Apple, Inc.	9,600	5,117,088
Aptargroup, Inc.	10,400	496,288
Argan, Inc.	7,000	126,000
Arlington Asset Investment Corp. (Class A Stock)	2,600	54,002
Arrow Electronics, Inc.*	14,100	536,928
Arthur J Gallagher & Co.	11,500	398,475
Assurant, Inc.	31,300	1,086,110
Automatic Data Processing, Inc.	61,600	3,511,816
Avnet, Inc.*	16,100	492,821
AXT, Inc.*	16,200	45,522
Ballantyne Strong, Inc.*	19,500	64,350
Bank of America Corp.	587,700	6,817,320
Baxter International, Inc.(a)	57,900	3,859,614
Becton, Dickinson and Co.	61,800	4,832,142
Bed Bath & Beyond, Inc.*	28,900	1,615,799

SEE NOTES TO FINANCIAL STATEMENTS.

A267

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Belo Corp. (Class A Stock)	13,200	$101,244
Best Buy Co., Inc.(a)	39,100	463,335
Big Lots, Inc.*	10,000	284,600
Bio-Reference Labs, Inc.*(a)	10,700	306,983
BMC Software, Inc.*	39,300	1,558,638
Body Central Corp.*	11,900	118,524
BOK Financial Corp.	30,500	1,661,030
Booz Allen Hamilton Holding Corp.(a)	156,900	2,184,048
BP Prudhoe Bay Royalty Trust(a)	11,900	815,626
Bridgepoint Education, Inc.*(a)	69,400	714,820
Bristol-Myers Squibb Co.	200,500	6,534,295
Buckeye Technologies, Inc.	12,900	370,359
Buckle, Inc. (The)(a)	22,800	1,017,792
C&J Energy Services, Inc.*(a)	47,900	1,026,976
C.R. Bard, Inc.	41,900	4,095,306
CA, Inc.	177,000	3,890,460
CACI International, Inc. (Class A Stock)*(a)	8,300	456,749
Calamos Asset Management, Inc. (Class A Stock)	22,100	233,597
Capella Education Co.*	14,400	406,512
Capital One Financial Corp.	28,700	1,662,591
Capital Southwest Corp.	500	49,815
Capstead Mortgage Corp., REIT	60,300	691,641
Cash America International, Inc.(a)	21,300	844,971
Cato Corp. (The) (Class A Stock)	13,200	362,076
CBOE Holdings, Inc.	31,200	919,152
CEC Entertainment, Inc.	5,700	189,183
Celgene Corp.*	1,900	149,568
CF Industries Holdings, Inc.	23,000	4,672,680
Chemed Corp.(a)	34,900	2,393,791
Chevron Corp.	92,651	10,019,279
Chimera Investment Corp., REIT	120,600	314,766
Cigna Corp.	34,300	1,833,678
Cisco Systems, Inc.	244,400	4,802,460
Citigroup, Inc.	134,170	5,307,765
Citizens & Northern Corp.	4,400	83,160
Cliffs Natural Resources, Inc.(a)	9,800	377,888
CNA Financial Corp.	73,500	2,058,735
CNO Financial Group, Inc.	74,000	690,420
Coca-Cola Co. (The)	78,000	2,827,500
Coinstar, Inc.*(a)	30,400	1,581,104
Colgate-Palmolive Co.	32,500	3,397,550
Comerica, Inc.(a)	34,600	1,049,764
Commerce Bancshares, Inc.(a)	46,336	1,624,540
Community Bank System, Inc.	28,300	774,288
Community Health Systems, Inc.	1	31
ConocoPhillips(a)	51,600	2,992,284
Contango Oil & Gas Co.	6,600	279,576
Cooper Tire & Rubber Co.	44,000	1,115,840
Corning, Inc.	64,500	813,990
CreXus Investment Corp., REIT	117,100	1,434,475
Crocs, Inc.*	28,600	411,554
CSG Systems International, Inc.*	19,100	347,238
CSX Corp.	21,900	432,087
Cullen/Frost Bankers, Inc.	33,300	1,807,191
Cummins, Inc.(a)	23,000	2,492,050
CVB Financial Corp.	69,500	722,800
Darling International, Inc.*	63,700	1,021,748
DaVita HealthCare Partners, Inc.*	9,100	1,005,823
Deckers Outdoor Corp.*	10,300	414,781

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Delek US Holdings, Inc.	27,100	$686,172
Dell, Inc.	246,200	2,494,006
Deluxe Corp.	54,800	1,766,752
DeVry, Inc.(a)	30,800	730,884
DIRECTV*	30,900	1,549,944
Discover Financial Services	79,300	3,057,015
Dolby Laboratories, Inc. (Class A Stock)(a)	10,500	307,965
Dorchester Minerals LP	14,000	284,480
Dover Corp.	20,700	1,360,197
DSW, Inc. (Class A Stock)	6,400	420,416
Ebix, Inc.(a)	46,800	752,076
Electro Rent Corp.	1,900	29,222
Eli Lilly & Co.	163,800	8,078,616
Emerson Electric Co.	64,100	3,394,736
Encore Capital Group, Inc.*(a)	14,500	443,990
Energizer Holdings, Inc.	12,700	1,015,746
Ensign Group, Inc. (The)	18,700	508,453
Equifax, Inc.	9,100	492,492
Express, Inc.*	56,500	852,585
Exxon Mobil Corp.	101,700	8,802,135
EZCORP, Inc. (Class A Stock)*	31,800	631,548
FBL Financial Group, Inc. (Class A Stock)	6,400	218,944
FedEx Corp.	6,800	623,696
Finish Line, Inc. (The) (Class A Stock)	14,800	280,164
First Defiance Financial Corp.	1,500	28,785
First Financial Bankshares, Inc.(a)	24,800	967,448
FLIR Systems, Inc.	13,300	296,723
Fonar Corp.*	22,480	97,338
Forward Air Corp.	12,600	441,126
Franklin Resources, Inc.	13,300	1,671,810
Freeport-McMoRan Copper & Gold, Inc.	57,700	1,973,340
FutureFuel Corp.	8,300	98,272
GameStop Corp. (Class A Stock)(a)	13,900	348,751
Generac Holdings, Inc.	11,200	384,272
General Dynamics Corp.	92,800	6,428,256
Genworth Financial, Inc. (Class A Stock)*	70,000	525,700
Gilead Sciences, Inc.*	32,000	2,350,400
Goldman Sachs Group, Inc. (The)	49,400	6,301,464
Gordmans Stores, Inc.*	10,200	153,204
Grand Canyon Education, Inc.*	18,200	427,154
Great Northern Iron Ore Properties	3,000	201,600
Green Plains Renewable Energy, Inc.*	16,000	126,560
GT Advanced Technologies, Inc.*(a)	115,000	347,300
Guess?, Inc.	42,700	1,047,858
H&R Block, Inc.	87,400	1,623,018
Harris Corp.	43,700	2,139,552
Hartford Financial Services Group, Inc. (The)	9,000	201,960
Hawaiian Holdings, Inc.*	55,900	367,263
HCC Insurance Holdings, Inc.	42,900	1,596,309
Helmerich & Payne, Inc.(a)	23,400	1,310,634
Hewlett-Packard Co.	35,700	508,725
hhgregg, Inc.*(a)	27,800	195,156
HickoryTech Corp.	1,500	14,595
Hill-Rom Holdings, Inc.	14,400	410,400
Hollyfrontier Corp.	87,800	4,087,090
Homeowners Choice, Inc.	11,400	237,006
Horace Mann Educators Corp.	28,000	558,880
Hormel Foods Corp.	103,000	3,214,630
Hubbell, Inc. (Class B Stock)	26,600	2,251,158

SEE NOTES TO FINANCIAL STATEMENTS.

A268

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Humana, Inc.	23,800	$1,633,394
Huntington Bancshares, Inc.	133,700	854,343
Hyster-Yale Materials Handling, Inc.	2,600	126,880
ICU Medical, Inc.*	3,500	213,255
Illinois Tool Works, Inc.	20,700	1,258,767
Ingles Markets, Inc. (Class A Stock)	1,900	32,794
Ingram Micro, Inc. (Class A Stock)*	25,800	436,536
Integrated Silicon Solution, Inc.*	10,500	94,500
Intel Corp.(a)	499,800	10,310,874
Interactive Brokers Group, Inc. (Class A Stock)	17,300	236,664
InterDigital, Inc.(a)	8,700	357,570
International Business Machines Corp.	25,000	4,788,750
Intersections, Inc.	20,400	193,392
ITT Educational Services, Inc.*(a)	16,900	292,539
IXYS Corp.	13,700	125,218
j2 Global, Inc.(a)	53,600	1,639,088
Jabil Circuit, Inc.	9,700	187,113
Jack Henry & Associates, Inc.	6,000	235,560
Johnson & Johnson(a)	58,000	4,065,800
Joy Global, Inc.	17,900	1,141,662
JPMorgan Chase & Co.	138,500	6,089,845
Kadant, Inc.*	3,600	95,436
KeyCorp.	408,700	3,441,254
KLA-Tencor Corp.	50,500	2,411,880
Kohl’s Corp.	11,600	498,568
Kronos Worldwide, Inc.(a)	56,600	1,103,700
Kulicke & Soffa Industries, Inc.*	69,100	828,509
L-3 Communications Holdings, Inc.	9,500	727,890
Laboratory Corp. of America Holdings*(a)	63,500	5,500,370
Lancaster Colony Corp.(a)	9,100	629,629
Landstar System, Inc.	7,600	398,696
Lexmark International, Inc. (Class A Stock)	35,100	813,969
Lincoln National Corp.(a)	28,200	730,380
Linear Technology Corp.	22,700	778,610
Littelfuse, Inc.	13,000	802,230
Lockheed Martin Corp.	65,700	6,063,453
Lorillard, Inc.	67,853	7,916,410
Magellan Health Services, Inc.*	15,500	759,500
Manhattan Associates, Inc.*	8,700	524,958
Mantech International Corp. (Class A Stock)(a)	11,400	295,716
Marathon Petroleum Corp.	87,000	5,481,000
Marsh & McLennan Cos., Inc.	36,200	1,247,814
Mattel, Inc.	45,000	1,647,900
Maxim Integrated Products, Inc.	34,400	1,011,360
MAXIMUS, Inc.	10,900	689,098
Maxygen, Inc.	19,800	48,708
McDonald’s Corp.	7,800	688,038
McGraw-Hill Cos., Inc. (The)	33,600	1,836,912
MEDNAX, Inc.*(a)	20,900	1,661,968
Medtronic, Inc.	181,700	7,453,334
Merck & Co., Inc.	225,600	9,236,064
MetLife, Inc.	56,200	1,851,228
MetroPCS Communications, Inc.*	47,800	475,132
Microsoft Corp.	376,300	10,058,499
Miller Industries, Inc.	5,000	76,250
Mitcham Industries, Inc.*	16,300	222,169
Morgan Stanley	353,400	6,757,008
Mosaic Co. (The)	41,100	2,327,493

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
MSC Industrial Direct Co., Inc. (Class A Stock)	10,400	$783,952
MTS Systems Corp.	5,700	290,301
NACCO Industries, Inc. (Class A Stock)	1,300	78,897
National Presto Industries, Inc.	1,900	131,290
National Western Life Insurance Co. (Class A Stock)	300	47,322
NETGEAR, Inc.*(a)	10,100	398,142
NeuStar, Inc. (Class A Stock)*	22,100	926,653
Newfield Exploration Co.*	12,200	326,716
NewMarket Corp.	5,000	1,311,000
Norfolk Southern Corp.	4,400	272,096
North European Oil Royalty Trust	2,200	49,390
Northern Trust Corp.	44,200	2,217,072
Northrop Grumman Corp.	89,600	6,055,168
Nu Skin Enterprises, Inc. (Class A Stock)(a)	64,500	2,389,725
Occidental Petroleum Corp.	56,900	4,359,109
Omnicom Group, Inc.	14,900	744,404
Oracle Corp.	160,900	5,361,188
Park National Corp.(a)	3,600	232,668
Parker Hannifin Corp.	45,400	3,861,724
Patterson-UTI Energy, Inc.(a)	27,600	514,188
Paychex, Inc.	54,100	1,684,674
PC Connection, Inc.	3,700	42,550
PDL BioPharma, Inc.(a)	151,800	1,070,190
PepsiCo, Inc.	22,200	1,519,146
PetMed Express, Inc.	17,900	198,690
PetSmart, Inc.	17,700	1,209,618
Pfizer, Inc.	206,100	5,168,988
Philip Morris International, Inc.	56,300	4,708,932
Phillips 66	33,850	1,797,435
Photronics, Inc.*	13,300	79,268
Pitney Bowes, Inc.(a)	22,900	243,656
PNC Financial Services Group, Inc.	83,500	4,868,885
Portfolio Recovery Associates, Inc.*(a)	12,300	1,314,378
Portland General Electric Co.	29,600	809,856
Power-One, Inc.*	40,200	165,222
Pozen, Inc.*	41,900	209,919
Primerica, Inc.	56,700	1,701,567
Principal Financial Group, Inc.(a)	48,600	1,386,072
ProAssurance Corp.	35,600	1,501,964
Protective Life Corp.	61,900	1,769,102
QLogic Corp.*	75,700	736,561
Quality Systems, Inc.	108,900	1,890,504
Quest Diagnostics, Inc.	114,800	6,689,396
Questcor Pharmaceuticals, Inc.(a)	65,800	1,758,176
Raytheon Co.	117,200	6,746,032
Rent-A-Center, Inc.	7,300	250,828
Republic Bancorp, Inc. (Class A Stock)	7,200	152,136
Reynolds American, Inc.(a)	203,500	8,431,005
RG Barry Corp.	7,400	104,858
Rockwell Collins, Inc.(a)	41,800	2,431,506
Ross Stores, Inc.	33,300	1,803,195
RPC, Inc.(a)	100,950	1,235,628
Rudolph Technologies, Inc.*	100	1,345
Scholastic Corp.	8,800	260,128
Schweitzer-Mauduit International, Inc.	17,300	675,219
Sciclone Pharmaceuticals, Inc.*	71,100	306,441
Select Medical Holdings Corp.	74,700	704,421
Southern Copper Corp.(a)	43,700	1,654,482

SEE NOTES TO FINANCIAL STATEMENTS.

A269

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Southside Bancshares, Inc.(a)	8,690	$183,011
Spartan Stores, Inc.	4,600	70,656
Spectrum Pharmaceuticals, Inc.(a)	51,900	580,761
Spirit Airlines, Inc.*	50,600	896,632
St. Jude Medical, Inc.	69,200	2,500,888
StanCorp Financial Group, Inc.	28,000	1,026,760
Standard Motor Products, Inc.	4,700	104,434
State Street Corp.	72,500	3,408,225
STERIS Corp.	60,600	2,104,638
Sterling Financial Corp.	15,300	319,464
Strayer Education, Inc.	8,000	449,360
Stryker Corp.	67,300	3,689,386
Sturm Ruger & Co., Inc.(a)	12,300	558,420
Symantec Corp.*	59,900	1,126,719
Symetra Financial Corp.	208,600	2,707,628
SYNNEX Corp.*(a)	9,900	340,362
Syntel, Inc.	8,500	455,515
T. Rowe Price Group, Inc.	12,500	814,125
TAL International Group, Inc.(a)	5,100	185,538
Tech Data Corp.*	6,400	291,392
TeleNav, Inc.*	6,100	48,678
Tempur-Pedic International, Inc.*(a)	27,200	856,528
Terra Nitrogen Co. LP(a)	14,900	3,189,941
Tessco Technologies, Inc.	10,300	228,042
Timken Co.	53,900	2,578,037
TJX Cos., Inc.	37,800	1,604,610
Total System Services, Inc.	33,300	713,286
True Religion Apparel, Inc.	4,600	116,932
TrustCo Bank Corp.	67,500	356,400
Trustmark Corp.	20,600	462,676
TRW Automotive Holdings Corp.*	8,800	471,768
Tupperware Brands Corp.	20,100	1,288,410
Union Pacific Corp.	26,500	3,331,580
Unisys Corp.*	15,600	269,880
United Bankshares, Inc.	40,300	980,096
United Online, Inc.	14,800	82,732
United Therapeutics Corp.*(a)	54,400	2,906,048
UnitedHealth Group, Inc.	120,200	6,519,648
Universal Corp.(a)	4,800	239,568
Universal Health Services, Inc. (Class B Stock)	14,100	681,735
Universal Insurance Holdings, Inc.	28,500	124,830
Univest Corp. of Pennsylvania	3,900	66,690
Unum Group	34,500	718,290
USA Mobility, Inc.	21,800	254,624
USANA Health Sciences, Inc.*(a)	14,000	461,020
Vaalco Energy, Inc.*	73,900	639,235
Valassis Communications, Inc.	4,800	123,744
Valero Energy Corp.	19,300	658,516
ValueClick, Inc.*	20,500	397,905
Vector Group Ltd.	105	1,561
Viacom, Inc. (Class B Stock)	67,600	3,565,224
Vishay Intertechnology, Inc.*(a)	19,700	209,411
Vonage Holdings Corp.*	134,500	318,765
W&T Offshore, Inc.	17,200	275,716
Waddell & Reed Financial, Inc. (Class A Stock)	54,000	1,880,280
Walgreen Co.(a)	136,800	5,062,968
Weis Markets, Inc.	4,700	184,099
WellPoint, Inc.	17,800	1,084,376

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Wells Fargo & Co.	186,300	$6,367,734
Westamerica Bancorporation(a)	19,900	847,541
Western Digital Corp.	71,600	3,042,284
Western Refining, Inc.	68,600	1,933,834
Western Union Co. (The)	255,200	3,473,272
Williams-Sonoma, Inc.	5,600	245,112
World Acceptance Corp.*(a)	5,900	439,904
Xilinx, Inc.(a)	49,500	1,777,050
Zimmer Holdings, Inc.	23,100	1,539,846
Zions Bancorporation(a)	21,400	457,960

		536,886,541

TOTAL COMMON STOCKS (cost $1,322,407,370)		1,383,629,219

EXCHANGE TRADED FUNDS — 6.6%
iShares Dow Jones US Real Estate Index Fund(a)	742,121	48,030,071
iShares Gold Trust*(a)	7,607,665	123,776,710
iShares S&P 500 Index Fund(a)	459,499	65,745,117

TOTAL EXCHANGE TRADED FUNDS (cost $223,700,935)		237,551,898

PREFERRED STOCKS — 0.1%
Australia
Macmahon (PRFC)	229,619	15,499

Brazil — 0.1%
AES Tiete SA (PRFC)	233,800	2,693,696
Cia de Transmissao de Energia Eletrica
Paulista (PRFC)	22,000	354,471
Cia Energetica do Ceara (PRFC A)	3,700	81,319

		3,129,486

Germany
Draegerwerk AG & Co. KGaA (PRFC)(a)	1,631	165,122
Fuchs Petrolub AG (PRFC)	4,304	321,467
Volkswagen AG (PRFC)(a)	5,706	1,309,243

		1,795,832

United States
Hartford Financial Services Group, Inc. (PRFC)	31,000	890,010

TOTAL PREFERRED STOCKS (cost $5,933,299)		5,830,827

	Units
RIGHTS*
Spain
Repsol SA, expiring 01/11/13 (cost $13,157)	20,731	12,642

	Shares
UNAFFILIATED MUTUAL FUNDS — 7.9%
Goldman Sachs Small Cap Value Fund (Institutional Shares)*	1,909,027	85,008,980

SEE NOTES TO FINANCIAL STATEMENTS.

A270

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

Heartland Value Plus Fund (Institutional Shares)	2,385,495	$70,706,065
MFS Emerging Markets Debt Fund (Institutional Shares)	2,607,949	42,587,799
PIMCO Emerging Markets Bond Fund (Institutional Shares)	5,562,168	69,527,105
T. Rowe Price Institutional High Yield Fund (Institutional Shares)	1,616,655	15,778,556

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $260,498,117)		283,608,505

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#

ASSET-BACKED SECURITIES — 0.2%
Auto ABS SRL (France),
Series 2012-1, Class A
1.310%(c)	07/25/26	AAA(d)	EUR	4,200	5,573,332
Bumper 2 SA (United Kingdom),
Series 2012-5, Class B
2.344%(c)	06/20/22	AA+(d)	GBP	300	493,936
Business Mortgage Finance PLC (United Kingdom),
Series 1, Class M
3.329%(c)	07/20/36	Aa2	GBP	706	1,147,481
Lambda Finance BV (Netherlands),
Series 2007-1A, Class A3, 144A
0.459%(c)	09/20/31	Aaa		$1,043	1,019,149
Series 2007-1X, Class A3
0.459%(c)	09/20/31	Aaa		302	298,127

TOTAL ASSET-BACKED SECURITIES (cost $8,242,880)					8,532,025

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
DECO Series (Ireland),
Series 2007-E6X, Class A3
0.409%(c)	04/27/18	A+(d)	EUR	2,362	2,618,182
Series 2012-MHLX, Class A
2.798%(c)	07/28/21	AAA(d)	GBP	2,000	3,284,670
Epic PLC (United Kingdom),
Series BARC, Class A
0.795%(c)	09/30/31	A+(d)	GBP	1,575	2,251,820
Opera Finance PLC (Ireland),
Series GER3, Class B
0.433%(c)	01/25/22	A+(d)	EUR	1,500	1,712,645
Quality Parking BV (Netherlands),
Series 2007-1, Class A
0.388%(c)	10/05/16	AA	EUR	3,500	4,423,555
Real Estate Capital PLC (United Kingdom),
Series 3, Class A
0.711%(c)	07/15/16	AA-(d)	GBP	1,883	2,997,677
Series 5, Class A
0.758%(c)	07/25/16	A(d)	GBP	2,236	3,601,434
Titan Europe PLC (Ireland),
Series 2005-CT1X, Class C
1.128%(c)	07/28/14	Baa2	GBP	649	1,030,466

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Windermere CMBS PLC (Luxembourg),
Series IX-X, Class A1
0.370%(c)	08/22/16	Aa2	EUR	2,448	$3,206,800

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $25,414,436)					25,127,249

CORPORATE BONDS — 25.4%
Australia — 0.2%
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
7.000%	11/01/15(a)	B1		$865	908,250
8.250%	11/01/19(a)	B1		720	766,800
Rio Tinto Finance USA Ltd.,
Gtd. Notes
7.125%	07/15/28	A3		825	1,118,350
9.000%	05/01/19	A3		595	817,249
Rio Tinto Finance USA PLC,
Gtd. Notes
3.500%	03/22/22	A3		2,485	2,614,660

					6,225,309

Austria
Sappi Papier Holding GmbH,
Sr. Sec’d. Notes, 144A
6.625%	04/15/21(a)	Ba2		1,100	1,086,250

Bangladesh
Viking Cruises Ltd.,
Sr. Notes, 144A
8.500%	10/15/22	B3		1,245	1,344,600

Bermuda — 0.2%
Aircastle Ltd.,
Sr. Unsec’d. Notes, 144A
6.250%	12/01/19	Ba3		1,115	1,162,388
Digicel Group Ltd.,
Sr. Unsec’d. Notes, 144A
10.500%	04/15/18	Caa1		650	715,000
Digicel Ltd.,
Sr. Unsec’d. Notes, 144A
7.000%	02/15/20	Ba2		500	535,000
8.250%	09/01/17	B1		735	786,450
Weatherford International Ltd.,
Gtd. Notes
5.950%	04/15/42	Baa2		3,885	4,216,585
7.000%	03/15/38	Baa2		960	1,108,109

					8,523,532

Brazil
OGX Austria GmbH,
Gtd. Notes, 144A
8.375%	04/01/22	B1		415	346,525

Canada — 1.7%
Agrium, Inc.,
Sr. Unsec’d. Notes
3.150%	10/01/22	Baa2		1,000	993,657
6.125%	01/15/41	Baa2		2,035	2,446,658

SEE NOTES TO FINANCIAL STATEMENTS.

A271

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Canada (continued)
Bank of Montreal,
Covered Bonds, 144A
1.950%	01/30/18	Aaa	$5,515	$5,744,424
Bank of Nova Scotia,
Covered Bonds, 144A
1.750%	03/22/17	Aaa	2,270	2,346,045
1.950%	01/30/17(a)	Aaa	5,905	6,150,648
2.150%	08/03/16	Aaa	4,625	4,855,788
Barrick Gold Corp.,
Sr. Unsec’d. Notes
1.750%	05/30/14	Baa1	1,050	1,064,665
5.250%	04/01/42	Baa1	1,660	1,825,578
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	03/15/20	Ba2	655	743,425
Brookfield Residential Properties, Inc.,
Gtd. Notes, 144A
6.500%	12/15/20	B2	555	568,875
Canadian Imperial Bank of Commerce,
Covered Bonds, 144A
2.750%	01/27/16	Aaa	6,325	6,729,800
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
3.450%	11/15/21(a)	Baa1	3,590	3,831,352
Fairfax Financial Holdings Ltd.,
Sr. Unsec’d. Notes, 144A
5.800%	05/15/21	Baa3	2,395	2,475,563
National Bank of Canada,
Covered Bonds, 144A
2.200%	10/19/16	Aaa	9,825	10,316,250
New Gold, Inc.,
Sr. Unsec’d. Notes, 144A
6.250%	11/15/22	B2	790	817,650
Precision Drilling Corp.,
Gtd. Notes
6.625%	11/15/20(a)	Ba2	145	155,875
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
6.850%	06/01/39	Baa2	1,445	1,988,291
Toronto-Dominion Bank (The),
Covered Bonds, 144A
1.500%	03/13/17	Aaa	7,515	7,691,603
Total Capital Canada Ltd.,
Gtd. Notes
1.625%	01/28/14	Aa1	1,145	1,160,680
Videotron Ltd.,
Gtd. Notes
5.000%	07/15/22(a)	Ba2	495	519,131

				62,425,958

Cayman Islands — 0.3%
Odebrecht Finance Ltd.,
Gtd. Notes, 144A
5.125%	06/26/22	Baa3	2,850	3,092,250
Offshore Group Investment Ltd.,
Sr. Sec’d. Notes
11.500%	08/01/15	B3	802	874,180
Sr. Sec’d. Notes, 144A
7.500%	11/01/19	B3	995	1,004,950

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Cayman Islands (continued)
Sable International Finance Ltd.,
Sr. Sec’d. Notes, 144A
8.750%	02/01/20	Ba2	$720	$824,400
Vale Overseas Ltd.,
Gtd. Notes
4.375%	01/11/22	Baa2	1,920	2,049,613
6.875%	11/10/39	Baa2	1,280	1,604,870
XLIT Ltd.,
Gtd. Notes
5.750%	10/01/21	Baa2	1,170	1,389,457

				10,839,720

Chile — 0.1%
Banco Santander Chile,
Sr. Unsec’d. Notes, 144A
3.875%	09/20/22	Aa3	2,115	2,168,171

Denmark — 0.1%
Danske Bank A/S,
Sr. Unsec’d. Notes, 144A
3.875%	04/14/16	A2	2,355	2,494,463

France — 0.3%
BNP Paribas SA,
Sr. Unsec’d. Notes, MTN
2.375%	09/14/17	Ba2	3,075	3,119,117
Electricite de France SA,
Sr. Unsec’d. Notes, 144A
6.500%	01/26/19	Aa3	1,230	1,505,741
Societe Generale SA,
Bank Gtd. Notes
2.750%	10/12/17(a)	A2	3,785	3,850,185
Total Capital SA,
Gtd. Notes
2.300%	03/15/16	Aa1	1,170	1,215,630
Vivendi SA,
Sr. Unsec’d. Notes, 144A
4.750%	04/12/22	Baa2	585	607,774

				10,298,447

Germany — 0.3%
KRW,
Gov’t. Gtd. Notes, MTN
2.750%	09/08/20	Aaa	3,035	3,281,746
Norddeutsche Landesbank Girozentrale,
Sec’d. Notes, 144A
0.875%	10/16/15(a)	Aaa	4,600	4,609,430
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
Sr. Sec’d. Notes, 144A
5.500%	01/15/23	Ba3	940	970,550

				8,861,726

Ireland — 0.1%
Ardagh Packaging Finance PLC,
Gtd. Notes, 144A
9.125%	10/15/20(a)	B3	300	327,000
Nara Cable Funding Ltd.,
Sr. Sec’d. Notes, 144A
8.875%	12/01/18	B1	1,615	1,643,263

SEE NOTES TO FINANCIAL STATEMENTS.

A272

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Ireland (continued)
Willis Group Holdings PLC,
Gtd. Notes
5.750%	03/15/21	Baa3	$1,915	$2,179,333
XL Group PLC,
Sr. Unsec’d. Notes
5.250%	09/15/14	Baa2	545	580,336

				4,729,932

Luxembourg — 0.3%
Codere Finance Luxembourg SA,
Sr. Sec’d. Notes, 144A
9.250%	02/15/19	Caa2	780	600,600
Intelsat Luxembourg SA,
Gtd. Notes
11.250%	02/04/17	Caa3	1,945	2,056,838
Gtd. Notes, PIK
11.500%	02/04/17	Caa3	1,965	2,087,813
Silver II Borrower/Silver II US Holdings LLC,
Sr. Unsec’d. Notes, 144A
7.750%	12/15/20	Caa1	240	248,400
Telecom Italia Capital SA,
Gtd. Notes
6.175%	06/18/14	Baa2	925	974,950
6.999%	06/04/18	Baa2	2,050	2,343,150
Wind Acquisition Finance SA,
Sec’d. Notes, 144A
11.750%	07/15/17	B3	400	419,000
Sr. Sec’d. Notes, 144A
7.250%	02/15/18(a)	Ba3	1,200	1,215,000
Wind Acquisition Holdings Finance SA,
Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17	Caa1	795	811,139

				10,756,890

Mexico — 0.5%
America Movil SAB de CV,
Gtd. Notes
2.375%	09/08/16	A2	3,195	3,320,829
Sr. Unsec’d. Notes
3.125%	07/16/22	A2	2,935	2,983,275
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero
Santand,
Sr. Unsec’d. Notes, 144A
4.125%	11/09/22	BBB(d)	1,695	1,724,663
Comision Federal de Electricidad,
Sr. Unsec’d. Notes, 144A
4.875%	05/26/21	Baa1	3,070	3,476,775
Mexichem SAB de CV,
Gtd. Notes, 144A
6.750%	09/19/42	Ba1	1,910	2,143,975
Petroleos Mexicanos,
Gtd. Notes
4.875%	01/24/22	Baa1	5,050	5,698,925

				19,348,442

Netherlands — 0.6%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Bank Gtd. Notes
3.875%	02/08/22	Aa2	2,075	2,232,957

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Netherlands (continued)
3.950%	11/09/22	A2	$2,130	$2,181,192
Sr. Unsec’d. Notes, 144A
4.200%	05/13/14	Aaa	675	706,016
Deutsche Telekom International Finance BV,
Gtd. Notes
8.750%	06/15/30	Baa1	2,065	3,093,876
ING Bank NV,
Sr. Unsec’d. Notes, 144A
4.000%	03/15/16(a)	Aa3	1,690	1,798,532
Nederlandse Waterschapsbank NV,
Sr. Unsec’d. Notes, 144A
1.375%	05/16/14	Aaa	8,600	8,702,082
Shell International Finance BV,
Gtd. Notes
5.500%	03/25/40	Aa1	2,300	2,953,124
UPC Holding BV,
Sec’d. Notes, 144A
9.875%	04/15/18	B2	1,000	1,130,000

				22,797,779

Norway — 0.4%
DNB Boligkreditt A/S,
Covered Bonds, 144A
2.900%	03/29/17	Aaa	10,000	10,631,800
Eksportfinans ASA,
Sr. Unsec’d. Notes
2.000%	09/15/15	Ba1	1,610	1,541,037
2.375%	05/25/16	Ba1	90	85,860
3.000%	11/17/14	Ba1	2,988	2,964,290
5.500%	05/25/16	Ba1	345	359,123

				15,582,110

Spain — 0.1%
BBVA US Senior SAU,
Gtd. Notes
4.664%	10/09/15	Baa3	1,455	1,491,836

Supra National Bank — 0.1%
European Investment Bank,
Sr. Unsec’d. Notes
4.875%	02/15/36	Aaa	3,810	4,518,751

Sweden — 0.1%
Eileme 2 AB,
Sr. Sec’d. Notes, 144A
11.625%	01/31/20	B3	285	332,025
Swedbank Hypotek AB,
Covered Bonds, 144A
2.375%	04/05/17	Aaa	1,390	1,455,886

				1,787,911

Switzerland — 0.7%
Credit Suisse AG,
Covered Bonds, 144A
1.625%	03/06/15	Aaa	12,470	12,702,004
UBS AG,
Covered Bonds, 144A
1.875%	01/23/15	Aaa	10,000	10,243,300
2.250%	03/30/17	Aaa	2,630	2,718,865

				25,664,169

SEE NOTES TO FINANCIAL STATEMENTS.

A273

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United Kingdom — 0.9%
Barclays Bank PLC,
Sr. Unsec’d. Notes
6.750%	05/22/19	Aa3	$5,150	$6,289,360
Sub. Notes, 144A
6.050%	12/04/17	Baa1	2,985	3,302,568
BAT International Finance PLC,
Gtd. Notes, 144A
9.500%	11/15/18	Baa1	295	410,222
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21(a)	Baa1	1,925	2,166,312
HSBC Bank PLC,
Sr. Notes, 144A
3.500%	06/28/15	Aa2	875	928,113
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.000%	03/30/22	Aa3	1,745	1,910,541
4.875%	01/14/22	Aa2	3,885	4,508,807
Ineos Finance PLC,
Sr. Sec’d. Notes, 144A
7.500%	05/01/20	B1	1,295	1,356,513
Royal Bank of Scotland Group PLC,
Sub. Notes
6.125%	12/15/22	BB+(d)	2,640	2,786,472
Royal Bank of Scotland PLC (The),
Gtd. Notes
5.625%	08/24/20	A2	1,500	1,741,461
UBM PLC,
Notes, 144A
5.750%	11/03/20	Baa3	1,405	1,482,184
Virgin Media Finance PLC,
Gtd. Notes
4.875%	02/15/22	Ba2	480	490,800
Vodafone Group PLC,
Sr. Unsec’d. Notes
5.625%	02/27/17	A3	880	1,032,640
5.750%	03/15/16	A3	725	829,077
WPP Finance UK,
Gtd. Notes
8.000%	09/15/14	Baa3	2,570	2,842,009

				32,077,079

United States — 18.4%
313 Group, Inc.,
Sr. Sec’d. Notes, 144A
6.375%	12/01/19	B1	1,665	1,650,431
AbbVie, Inc.,
Gtd. Notes, 144A
2.900%	11/06/22	Baa1	1,120	1,140,586
Academy Ltd./Academy Finance Corp.,
Gtd. Notes, 144A
9.250%	08/01/19(a)	Caa1	1,140	1,265,400
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	05/15/23	Ba3	725	735,875
ADS Waste Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
8.250%	10/01/20	Caa1	1,105	1,160,250

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Aetna, Inc.,
Sr. Unsec’d. Notes
4.500%	05/15/42	Baa1	$465	$487,867
Allbritton Communications Co.,
Sr. Unsec’d. Notes
8.000%	05/15/18	B2	770	835,450
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A
5.750%	10/15/19	Baa3	3,410	3,740,862
Alliance One International, Inc.,
Sr. Unsec’d. Notes
10.000%	07/15/16	B2	1,660	1,747,150
Allstate Corp. (The),
Sr. Unsec’d. Notes
5.200%	01/15/42	A3	930	1,103,763
Ally Financial, Inc.,
Gtd. Notes
4.500%	02/11/14	B1	370	380,637
4.625%	06/26/15	B1	365	380,504
5.500%	02/15/17	B1	750	802,322
7.500%	09/15/20(a)	B1	3,000	3,622,500
Alphabet Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
7.750%	11/01/17	Caa1	200	206,000
Altria Group, Inc.,
Gtd. Notes
10.200%	02/06/39	Baa1	2,760	4,617,003
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.625%	10/15/22(a)	B2	980	994,700
7.750%	11/15/19(a)	B2	350	379,750
American Express Bank FSB,
Sr. Unsec’d. Notes
6.000%	09/13/17	A2	3,705	4,471,776
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.000%	09/13/17	A2	1,500	1,813,471
American International Group, Inc.,
Sr. Unsec’d. Notes, MTN
5.600%	10/18/16	Baa1	3,275	3,739,926
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
6.750%	05/20/20(a)	Ba2	1,210	1,327,975
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21(a)	B3	960	1,040,400
Amgen, Inc.,
Sr. Unsec’d. Notes
4.500%	03/15/20	Baa1	1,945	2,212,714
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
3.750%	07/15/42	A3	3,135	3,149,493
5.375%	11/15/14	A3	2,995	3,251,201
Apache Corp.,
Sr. Unsec’d. Notes
4.750%	04/15/43	A3	315	342,911
Ashland, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	08/15/22	Ba2	165	171,600

SEE NOTES TO FINANCIAL STATEMENTS.

A274

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
6.500%	07/15/22	Ba3	$785	$851,725
AT&T, Inc.,
Sr. Unsec’d. Notes
2.625%	12/01/22	A2	2,945	2,949,845
6.550%	02/15/39	A2	2,910	3,824,069
Atmos Energy Corp.,
Sr. Unsec’d. Notes
8.500%	03/15/19	Baa1	435	584,134
AutoZone, Inc.,
Sr. Unsec’d. Notes
2.875%	01/15/23	Baa2	3,795	3,719,646
Avaya, Inc.,
Gtd. Notes
9.750%	11/01/15(a)	Caa2	250	222,500
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
Gtd. Notes
7.750%	02/15/19	B1	1,432	1,517,920
Ball Corp.,
Gtd. Notes
5.000%	03/15/22	Ba1	715	765,050
Bank of America Corp.,
Sr. Unsec’d. Notes
5.625%	07/01/20	Baa2	12,290	14,571,356
5.875%	02/07/42	Baa2	1,135	1,416,014
Bank of America NA,
Sub. Notes
6.100%	06/15/17	Baa1	1,400	1,613,154
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21	Aa2	2,700	2,941,801
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.400%	05/15/42	Aa2	985	1,019,038
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
0.740%(c)	02/11/13	Aa2	2,300	2,301,702
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.375%	09/15/22	B1	875	910,000
Biomet, Inc.,
Gtd. Notes, 144A
6.500%	08/01/20	B3	1,440	1,530,000
6.500%	10/01/20	Caa1	920	914,250
BOE Merger Corp.,
Sr. Unsec’d. Notes, PIK, 144A
9.500%	11/01/17	Caa1	855	855,000
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	Baa2	4,265	4,480,314
Sr. Unsec’d. Notes, REIT
3.700%	11/15/18	Baa2	720	782,127
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp.,
Gtd. Notes, 144A
8.375%	02/15/18	Caa1	205	213,200
Boyd Gaming Corp.,
Gtd. Notes
9.125%	12/01/18(a)	B3	515	525,300

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Gtd. Notes, 144A
9.000%	07/01/20(a)	B3	$55	$54,175
Burlington Coat Factory Warehouse Corp.,
Gtd. Notes
10.000%	02/15/19	Caa1	585	631,800
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
4.400%	03/15/42	A3	2,160	2,267,125
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22	B1	2,045	2,047,556
Calfrac Holdings LP,
Gtd. Notes, 144A
7.500%	12/01/20	B2	1,010	999,900
Camden Property Trust,
Sr. Unsec’d. Notes, REIT
5.000%	06/15/15	Baa1	1,310	1,424,962
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17	B3	970	1,040,325
Cardinal Health, Inc.,
Sr. Unsec’d. Notes
1.900%	06/15/17	Baa2	410	417,637
CareFusion Corp.,
Sr. Unsec’d. Notes
5.125%	08/01/14	Baa3	1,445	1,535,456
Case New Holland, Inc.,
Gtd. Notes
7.875%	12/01/17	Ba2	300	354,750
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.100%	05/29/15	A2	2,430	2,450,176
1.375%	05/20/14	A2	1,750	1,771,255
6.125%	02/17/14	A2	4,515	4,813,654
6.200%	09/30/13	A2	1,500	1,564,752
CBS Corp.,
Gtd. Notes
4.850%	07/01/42	Baa2	3,100	3,226,449
CC Holdings GS V LLC,
Sr. Sec’d. Notes, 144A
3.849%	04/15/23	Baa3	785	798,589
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23	B1	485	483,787
5.250%	09/30/22(a)	B1	2,530	2,561,625
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19	Caa1	480	519,600
Sr. Sec’d. Notes
8.000%	12/15/18	B2	615	680,344
Cellco Partnership/Verizon Wireless Capital LLC,
Sr. Unsec’d. Notes
5.550%	02/01/14(a)	A2	2,225	2,335,680
8.500%	11/15/18	A2	500	687,850
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	09/15/20	B3	500	520,625

SEE NOTES TO FINANCIAL STATEMENTS.

A275

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Chaparral Energy, Inc.,
Gtd. Notes
9.875%	10/01/20	B3	$820	$932,750
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21	Ba3	510	529,125
Chesapeake Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
6.125%	07/15/22	Ba3	240	258,600
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes, 144A
6.625%	11/15/19(a)	Ba3	1,600	1,508,000
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.000%	06/15/19(a)	B2	645	703,050
CHS/Community Health Systems, Inc.,
Gtd. Notes
8.000%	11/15/19	B3	770	833,525
Sr. Sec’d. Notes
5.125%	08/15/18	Ba3	405	422,213
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
4.450%	01/15/20	A1	3,200	3,710,618
5.500%	01/15/40(a)	A1	2,900	3,685,741
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22(a)	B1	1,590	1,695,442
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19	B1	610	664,900
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.500%	01/14/22	Baa2	7,685	8,574,185
5.375%	08/09/20	Baa2	2,175	2,563,124
CNA Financial Corp.,
Sr. Unsec’d. Notes
7.350%	11/15/19(a)	Baa3	1,520	1,906,448
Coca-Cola Co. (The),
Sr. Unsec’d. Notes
1.800%	09/01/16	Aa3	1,235	1,275,570
Coca-Cola Enterprises, Inc.,
Sr. Unsec’d. Notes
1.125%	11/12/13(a)	A3	6,535	6,564,264
Concho Resources, Inc.,
Gtd. Notes
5.500%	10/01/22	B1	750	791,250
Consumers Energy Co.,
First Mortgage
6.700%	09/15/19	A3	245	318,718
Continental Rubber of America Corp.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/19	Ba2	310	316,200
COX Communications, Inc.,
Sr. Unsec’d. Notes
5.450%	12/15/14	Baa2	478	521,300
Sr. Unsec’d. Notes, 144A
4.700%	12/15/42	Baa2	1,035	1,056,085
Crosstex Energy LP/Crosstex Energy Finance Corp.,
Gtd. Notes
8.875%	02/15/18	B2	2,105	2,273,400

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37	Baa3	$940	$1,188,391
CVS Caremark Corp.,
Sr. Unsec’d. Notes
5.750%	06/01/17	Baa2	821	981,564
6.125%	09/15/39	Baa2	1,115	1,426,932
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes, 144A
6.375%	11/15/22	B2	985	1,026,863
Cytec Industries, Inc.,
Sr. Unsec’d. Notes
6.000%	10/01/15	Baa2	705	777,906
Dana Holding Corp.,
Sr. Unsec’d. Notes
6.500%	02/15/19	B2	265	282,887
DaVita, Inc.,
Gtd. Notes
5.750%	08/15/22	B2	810	853,537
Denbury Resources, Inc.,
Gtd. Notes
6.375%	08/15/21(a)	B1	700	770,000
Digital Realty Trust LP,
Gtd. Notes, REIT
5.250%	03/15/21	Baa2	1,305	1,444,341
5.875%	02/01/20	Baa2	2,920	3,336,412
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
2.400%	03/15/17	Baa2	4,350	4,455,779
5.150%	03/15/42	Baa2	1,475	1,491,864
6.375%	03/01/41	Baa2	845	977,853
DISH DBS Corp.,
Gtd. Notes
4.625%	07/15/17	Ba2	635	661,987
5.875%	07/15/22	Ba2	370	397,750
6.750%	06/01/21(a)	Ba2	1,340	1,527,600
Sr. Unsec’d. Notes, 144A
5.000%	03/15/23	Ba2	1,445	1,445,000
DR Horton, Inc.,
Gtd. Notes
4.375%	09/15/22	Ba2	1,605	1,637,100
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
3.200%	11/15/21	Baa1	2,480	2,567,802
Duke Energy Carolinas LLC,
First Mortgage
4.300%	06/15/20	A1	1,800	2,052,311
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19(a)	Baa2	1,925	2,232,973
DuPont Fabros Technology LP,
Gtd. Notes, REIT
8.500%	12/15/17	Ba1	890	972,325
Edgen Murray Corp.,
Sr. Sec’d. Notes, 144A
8.750%	11/01/20	Caa1	1,740	1,757,400
El Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
6.500%	04/01/20	Ba1	1,740	2,121,632

SEE NOTES TO FINANCIAL STATEMENTS.

A276

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36	Baa3	$1,110	$1,226,018
Endo Health Solutions, Inc.,
Gtd. Notes
7.000%	07/15/19	Ba3	1,145	1,220,856
7.000%	12/15/20	Ba3	945	1,007,606
Energy Transfer Equity LP,
Sr. Sec’d. Notes
7.500%	10/15/20	Ba2	400	462,000
Enterprise Products Operating LLC,
Gtd. Notes
6.125%	10/15/39	Baa3	2,000	2,416,186
6.450%	09/01/40	Baa3	835	1,048,583
6.650%	04/15/18	Baa3	2,000	2,479,190
Entravision Communications Corp.,
Sr. Sec’d. Notes
8.750%	08/01/17	B1	1,554	1,686,090
ERP Operating LP,
Sr. Unsec’d. Notes, REIT
4.625%	12/15/21	Baa1	2,600	2,928,674
Express Scripts Holding Co.,
Gtd. Notes, 144A
6.125%	11/15/41	Baa3	2,285	2,914,991
Fidelity National Information Services, Inc.,
Gtd. Notes
5.000%	03/15/22(a)	Ba2	1,455	1,560,487
First Data Corp.,
Gtd. Notes
9.875%	09/24/15	Caa1	1,020	1,040,400
12.625%	01/15/21	Caa1	480	505,200
Sec’d. Notes, 144A
8.250%	01/15/21	Caa1	405	405,000
Sr. Sec’d. Notes, 144A
6.750%	11/01/20(a)	B1	470	474,700
7.375%	06/15/19(a)	B1	760	786,600
Florida Power Corp.,
First Mortgage
6.400%	06/15/38(a)	A2	1,720	2,316,670
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.000%	06/12/17(a)	Baa3	2,185	2,244,924
4.250%	02/03/17	Baa3	410	439,229
5.000%	05/15/18	Ba1	600	662,062
6.625%	08/15/17	Ba1	9,385	10,966,053
7.000%	04/15/15	Ba1	500	557,519
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
2.150%	03/01/17	Baa3	735	738,904
3.550%	03/01/22	Baa3	1,380	1,368,651
Freescale Semiconductor, Inc.,
Gtd. Notes
10.750%	08/01/20	Caa1	330	353,925
Frontier Communications Corp.,
Sr. Unsec’d. Notes
8.250%	04/15/17(a)	Ba2	1,300	1,501,500
9.000%	08/15/31	Ba2	470	517,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
FTI Consulting, Inc.,
Gtd. Notes, 144A
6.000%	11/15/22	Ba2	$255	$263,925
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.550%	05/04/20	Aa2	8,660	10,294,817
5.875%	01/14/38	Aa2	1,835	2,213,472
General Electric Co.,
Sr. Unsec’d. Notes
4.125%	10/09/42	Aa3	965	992,645
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
9.500%	10/15/18(a)	B3	2,000	2,360,000
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42(a)	A3	2,645	2,774,272
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/21	Baa1	800	914,283
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.375%	03/15/20	A1	3,965	4,544,009
5.750%	01/24/22(a)	A3	2,310	2,730,910
Gray Television, Inc.,
Gtd. Notes, 144A
7.500%	10/01/20	Caa2	935	956,037
Gulfmark Offshore, Inc.,
Sr. Unsec’d. Notes, 144A
6.375%	03/15/22	B1	235	242,050
GXS Worldwide, Inc.,
Sr. Sec’d. Notes
9.750%	06/15/15	B2	1,080	1,125,900
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
7.000%	09/01/22	B3	1,135	1,208,775
Halcon Resources Corp.,
Gtd. Notes, 144A
8.875%	05/15/21	B3	1,040	1,102,400
9.750%	07/15/20	B3	370	399,600
Hartford Financial Services Group, Inc.,
Sr. Unsec’d. Notes
5.125%	04/15/22(a)	Baa3	2,105	2,428,854
5.500%	03/30/20	Baa3	2,245	2,608,409
6.625%	03/30/40	Baa3	815	1,023,074
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
7.750%	05/15/21(a)	B3	2,530	2,745,050
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23(a)	B3	1,740	1,800,900
Sr. Sec’d. Notes
5.875%	03/15/22	Ba3	1,075	1,169,063
HD Supply, Inc.,
Gtd. Notes, 144A
11.500%	07/15/20	Caa2	325	366,031
HDTFS, Inc.,
Gtd. Notes, 144A
5.875%	10/15/20	B2	545	569,525
6.250%	10/15/22	B2	825	878,625

SEE NOTES TO FINANCIAL STATEMENTS.

A277

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Health Care REIT, Inc.,
Sr. Unsec’d. Notes, REIT
4.125%	04/01/19	Baa2	$1,425	$1,532,958
Hess Corp.,
Sr. Unsec’d. Notes
5.600%	02/15/41	Baa2	2,325	2,749,726
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
4.750%	06/02/14	A2	4,600	4,795,054
Hiland Partners LP/Hiland Partners Finance Corp.,
Gtd. Notes, 144A
7.250%	10/01/20	B3	200	214,000
HJ Heinz Co.,
Sr. Unsec’d. Notes
1.500%	03/01/17	Baa2	1,740	1,764,240
2.850%	03/01/22	Baa2	1,435	1,461,535
Home Depot, Inc. (The),
Sr. Unsec’d. Notes
5.950%	04/01/41	A3	895	1,208,493
Honeywell International, Inc.,
Sr. Unsec’d. Notes
4.250%	03/01/13	A2	5,480	5,514,360
Hornbeck Offshore Services, Inc.,
Gtd. Notes
5.875%	04/01/20	Ba3	1,200	1,254,000
Host Hotels & Resorts LP,
Gtd. Notes, REIT
4.750%	03/01/23(a)	Ba1	1,295	1,372,700
Sr. Unsec’d. Notes, REIT
6.000%	10/01/21	Ba1	550	631,125
Humana, Inc.,
Sr. Unsec’d. Notes
3.150%	12/01/22	Baa3	3,605	3,584,917
7.200%	06/15/18	Baa3	580	715,213
Huntsman International LLC,
Gtd. Notes, 144A
4.875%	11/15/20	B1	490	495,513
IAC/InterActiveCorp,
Gtd. Notes, 144A
4.750%	12/15/22	Ba1	240	238,800
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18	Ba3	770	826,787
Inergy Midstream LP/NRGM Finance Corp.,
Gtd. Notes, 144A
6.000%	12/15/20	B1	470	485,275
Infor US, Inc.,
Gtd. Notes
9.375%	04/01/19	Caa1	1,220	1,369,450
ING US, Inc.,
Gtd. Notes, 144A
5.500%	07/15/22	Baa3	4,185	4,541,591
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.250%	02/06/17	Aa3	6,300	6,366,522
6.500%	10/15/13	Aa3	1,500	1,572,971
7.625%	10/15/18	Aa3	7,285	9,730,516

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
International Lease Finance Corp.,
Sr. Unsec’d. Notes
8.250%	12/15/20	B1	$1,410	$1,681,425
8.875%	09/01/17	B1	1,000	1,175,080
International Paper Co.,
Sr. Unsec’d. Notes
7.300%	11/15/39	Baa3	895	1,213,226
9.375%	05/15/19	Baa3	825	1,125,061
Iron Mountain, Inc.,
Gtd. Notes
5.750%	08/15/24(a)	B1	485	491,063
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes
5.625%	12/15/20	Ba1	370	410,700
Jaguar Holding Co. II/Jaguar Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	12/01/19(a)	B3	1,100	1,248,500
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN
2.950%	03/09/15	A2	2,740	2,871,438
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.250%	09/23/22(a)	A2	5,680	5,849,156
4.250%	10/15/20	Aa3	5,000	5,560,635
4.400%	07/22/20	Aa3	6,100	6,885,948
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	Aa2	2,085	2,468,306
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
4.150%	03/01/22	Baa2	2,500	2,708,700
5.625%	02/15/15	Baa2	1,555	1,703,826
9.000%	02/01/19(a)	Baa2	900	1,213,064
Kohl’s Corp.,
Sr. Unsec’d. Notes
3.250%	02/01/23(a)	Baa1	1,595	1,554,816
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	06/06/22	Baa2	1,640	1,750,482
5.375%	02/10/20	Baa2	89	106,863
6.875%	01/26/39	Baa2	1,940	2,611,944
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
6.875%	02/01/38	Baa2	1,280	1,769,426
6.875%	01/26/39	Baa2	1,750	2,412,940
Kroger Co. (The),
Gtd. Notes
5.000%	04/15/13	Baa2	800	810,218
Lamar Media Corp.,
Gtd. Notes
5.875%	02/01/22	B1	375	406,875
Gtd. Notes, 144A
5.000%	05/01/23	B1	750	770,625
Landry’s, Inc.,
Sr. Notes, 144A
9.375%	05/01/20	Caa1	1,565	1,651,075
Lennar Corp.,
Gtd. Notes, 144A
4.750%	11/15/22	B1	1,255	1,229,900

SEE NOTES TO FINANCIAL STATEMENTS.

A278

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes, 144A
8.875%	06/01/19(a)	Caa2	$1,920	$2,044,800
Level 3 Financing, Inc.,
Gtd. Notes, 144A
7.000%	06/01/20	B3	825	862,125
Levi Strauss & Co.,
Sr. Unsec’d. Notes
7.625%	05/15/20	B2	340	370,600
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21	Baa2	1,015	1,090,908
6.500%	05/01/42	Baa2	1,005	1,130,663
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.850%	06/24/21	Baa2	1,850	2,075,591
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
7.750%	02/01/21	B2	465	495,225
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21	Baa1	2,545	2,689,444
Lorillard Tobacco Co.,
Gtd. Notes
2.300%	08/21/17	Baa2	3,360	3,397,504
Ltd. Brands, Inc.,
Gtd. Notes
5.625%	02/15/22	Baa1	1,240	1,348,500
6.625%	04/01/21(a)	Ba1	1,200	1,374,000
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23	Baa3	2,050	2,007,428
5.125%	01/15/42	Baa3	2,075	2,242,237
6.375%	03/15/37	Ba1	540	650,042
6.700%	07/15/34	Ba1	275	327,097
Marathon Oil Corp.,
Sr. Unsec’d. Notes
2.800%	11/01/22	Baa2	2,795	2,812,318
McKesson Corp.,
Sr. Unsec’d. Notes
0.950%	12/04/15	Baa2	2,220	2,223,124
7.500%	02/15/19	Baa2	305	397,110
Meritage Homes Corp.,
Gtd. Notes
7.000%	04/01/22	B1	470	511,125
MetLife, Inc.,
Jr. Sub. Notes
6.400%	12/15/66	Baa2	5,005	5,351,476
MGM Resorts International,
Gtd. Notes
6.625%	12/15/21	B3	930	930,000
6.875%	04/01/16	B3	495	523,463
7.750%	03/15/22(a)	B3	375	401,250
Michael Foods Holding, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.500%	07/15/18	Caa1	810	826,200
Michaels Stores, Inc.,
Gtd. Notes, 144A
7.750%	11/01/18	B3	2,350	2,579,125

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Microsoft Corp.,
Sr. Unsec’d. Notes
2.125%	11/15/22	Aaa	$2,960	$2,931,007
2.500%	02/08/16	Aaa	3,400	3,579,027
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
5.750%	04/01/18	Baa1	900	1,083,825
6.500%	09/15/37	Baa1	2,970	3,944,810
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC,
Gtd. Notes, 144A
10.750%	10/01/20	Caa1	920	977,500
Morgan Stanley,
Sr. Unsec’d. Notes, MTN
5.500%	01/26/20	A2	3,660	4,105,762
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21	Baa1	1,695	1,800,615
4.875%	11/15/41	Baa1	270	292,043
Nabors Industries, Inc.,
Gtd. Notes
6.150%	02/15/18	Baa2	2,805	3,298,795
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
4.375%	04/01/21	Baa2	3,050	3,426,193
5.150%	04/30/20(a)	Baa2	5,890	6,982,330
NBTY, Inc.,
Gtd. Notes
9.000%	10/01/18	B3	560	632,800
New Academy Finance Co. LLC/New Academy Finance Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.000%	06/15/18	Caa1	190	192,375
Newmont Mining Corp.,
Gtd. Notes
4.875%	03/15/42	Baa1	1,380	1,421,279
6.250%	10/01/39	Baa1	570	686,476
News America, Inc.,
Gtd. Notes
6.650%	11/15/37	Baa1	1,790	2,313,025
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC,
Gtd. Notes
8.875%	03/15/18	B2	2,000	2,055,000
Nisource Finance Corp.,
Gtd. Notes
6.125%	03/01/22	Baa3	1,790	2,145,206
6.800%	01/15/19	Baa3	1,000	1,227,098
Noble Energy, Inc.,
Sr. Unsec’d. Notes
4.150%	12/15/21	Baa2	3,000	3,311,820
6.000%	03/01/41	Baa2	1,260	1,517,804
Nordstrom, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/14	Baa1	275	298,315
7.000%	01/15/38(a)	Baa1	1,535	2,174,352
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.900%	06/15/19	Baa1	745	908,100
Nortek, Inc.,
Gtd. Notes, 144A
8.500%	04/15/21	Caa1	395	437,463

SEE NOTES TO FINANCIAL STATEMENTS.

A279

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18	B1	$500	$555,000
8.250%	09/01/20	B1	615	688,800
Gtd. Notes, 144A
6.625%	03/15/23(a)	B1	605	647,350
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
1.750%	02/15/17	A2	2,265	2,322,613
Oil States International, Inc.,
Gtd. Notes, 144A
5.125%	01/15/23	Ba3	640	648,800
ONEOK Partners LP,
Gtd. Notes
3.375%	10/01/22	Baa2	3,485	3,551,372
6.850%	10/15/37	Baa2	1,160	1,477,707
8.625%	03/01/19	Baa2	570	756,812
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	10/15/22	A1	9,230	9,313,153
4.950%	04/15/13	A1	1,500	1,519,249
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
6.250%	03/01/39(a)	A3	2,170	2,866,125
Packaging Corp. of America,
Sr. Unsec’d. Notes
3.900%	06/15/22	Baa3	675	698,997
PAETEC Holding Corp.,
Gtd. Notes
9.875%	12/01/18(a)	CCC+(d)	630	721,350
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)	100	107,250
Parker Drilling Co.,
Gtd. Notes
9.125%	04/01/18	B1	925	987,437
Penske Automotive Group, Inc.,
Gtd. Notes, 144A
5.750%	10/01/22	B2	1,085	1,117,550
Pfizer, Inc.,
Sr. Unsec’d. Notes
5.350%	03/15/15	A1	2,995	3,298,411
7.200%	03/15/39	A1	1,110	1,701,818
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
6.375%	05/16/38	A2	1,525	2,076,620
Pinnacle Entertainment, Inc.,
Gtd. Notes
8.750%	05/15/20	Caa1	925	999,000
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22	Baa3	735	770,189
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.150%	06/01/42(a)	Baa2	1,040	1,171,654
Plains Exploration & Production Co.,
Gtd. Notes
6.125%	06/15/19	B1	410	446,900
6.625%	05/01/21	B1	950	1,046,187

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Polymer Group, Inc.,
Sr. Sec’d. Notes
7.750%	02/01/19	B1	$515	$552,337
Public Service Co. of Colorado,
First Mortgage
4.750%	08/15/41	A2	1,465	1,680,173
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
3.650%	09/01/42	A1	2,580	2,536,705
PVH Corp.,
Sr. Unsec’d. Notes
4.500%	12/15/22	Ba3	230	232,300
Quest Diagnostics, Inc.,
Gtd. Notes
1.160%(c)	03/24/14	Baa2	1,500	1,509,145
4.700%	04/01/21	Baa2	2,560	2,866,545
Quicksilver Resources, Inc.,
Gtd. Notes
7.125%	04/01/16(a)	B3	110	88,000
8.250%	08/01/15	B2	905	837,125
Quicksilver, Inc.,
Gtd. Notes
6.875%	04/15/15(a)	Caa1	2,415	2,372,737
Republic Services, Inc.,
Gtd. Notes
5.250%	11/15/21	Baa3	2,895	3,412,047
Reynolds American, Inc.,
Gtd. Notes
3.250%	11/01/22	Baa2	1,865	1,873,383
7.250%	06/15/37	Baa3	210	275,380
7.625%	06/01/16	Baa3	490	586,242
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
9.000%	04/15/19	Caa1	330	343,200
Sr. Sec’d. Notes
7.125%	04/15/19	Ba3	420	451,500
7.875%	08/15/19	Ba3	1,740	1,935,750
Sr. Sec’d. Notes, 144A
5.750%	10/15/20	B1	1,000	1,032,500
Rite Aid Corp.,
Gtd. Notes
9.250%	03/15/20(a)	Caa2	775	825,375
Rohm & Haas Co.,
Sr. Unsec’d. Notes
6.000%	09/15/17	Baa3	3,925	4,649,822
Rowan Cos., Inc.,
Gtd. Notes
5.400%	12/01/42	Baa3	1,390	1,407,657
Ryland Group, Inc. (The),
Gtd. Notes
5.375%	10/01/22	B1	1,175	1,202,906
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes, REIT
8.125%	11/01/18	B2	1,095	1,167,544
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	B3	795	850,650
7.500%	02/15/23	B2	335	358,450
8.125%	10/15/22	B3	1,410	1,543,950

SEE NOTES TO FINANCIAL STATEMENTS.

A280

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Sequa Corp.,
Gtd. Notes, 144A
7.000%	12/15/17	Caa1	$330	$332,063
Severstal Columbus LLC,
Sr. Sec’d. Notes
10.250%	02/15/18	B3	295	310,487
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
5.250%	08/15/22	B1	1,350	1,363,500
SLM Corp.,
Sr. Unsec’d. Notes, MTN
6.000%	01/25/17	Ba1	1,670	1,807,775
Sonic Automotive, Inc.,
Gtd. Notes, 144A
7.000%	07/15/22	B3	1,450	1,587,750
Southern California Edison Co.,
First Mortgage
4.500%	09/01/40	A1	595	670,948
5.500%	03/15/40	A1	1,395	1,774,225
Southern Co. (The),
Sr. Unsec’d. Notes
2.375%	09/15/15	Baa1	3,635	3,785,514
Southern Copper Corp.,
Sr. Unsec’d. Notes
6.750%	04/16/40	Baa2	3,315	3,990,846
Spectrum Brands Escrow Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	11/15/20	B3	590	619,500
Spectrum Brands, Inc.,
Sr. Sec’d. Notes
9.500%	06/15/18	B1	385	436,975
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
6.000%	12/01/16	B3	1,580	1,718,250
6.000%	11/15/22(a)	B3	1,275	1,310,063
7.000%	08/15/20	B3	1,025	1,119,813
9.125%	03/01/17(a)	B3	1,005	1,183,388
Starz LLC/Starz Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	09/15/19	Ba2	205	210,125
Steel Dynamics, Inc.,
Gtd. Notes, 144A
6.375%	08/15/22	Ba2	1,430	1,515,800
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
7.375%	08/01/21	Ba3	350	380,625
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
2.875%	12/06/22	A1	2,060	2,061,566
4.250%	12/06/42	A1	1,335	1,322,896
Taminco Acquisition Corp.,
Sr. Unsec’d. Notes, PIK, 144A
9.125%	12/15/17	Caa2	195	192,563
Taminco Global Chemical Corp.,
Sec’d. Notes, 144A
9.750%	03/31/20	Caa1	340	372,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes
6.875%	02/01/21	B1	1,425	1,560,375

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
7.750%	04/15/20	B2	$1,060	$1,123,600
Tenet Healthcare Corp.,
Sr. Sec’d. Notes, 144A
4.750%	06/01/20	B1	555	563,325
Sr. Unsec’d. Notes, 144A
6.750%	02/01/20	Caa1	255	262,650
Terex Corp.,
Gtd. Notes
6.000%	05/15/21	B3	1,010	1,063,025
6.500%	04/01/20	B2	290	307,400
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.875%	10/01/20	B1	120	124,500
Texas Instruments, Inc.,
Sr. Unsec’d. Notes
2.375%	05/16/16	A1	3,165	3,312,473
Time Warner Cable, Inc.,
Gtd. Notes
6.550%	05/01/37	Baa2	2,500	3,093,035
Time Warner, Inc.,
Gtd. Notes
4.900%	06/15/42(a)	Baa2	1,750	1,877,307
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22(a)	Baa3	2,900	3,139,296
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.163%	07/15/22	Baa2	1,820	2,058,773
6.125%	02/15/20(a)	Baa2	870	1,089,489
United Rentals North America, Inc.,
Sec’d. Notes, 144A
5.750%	07/15/18	Ba3	95	102,363
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42	A2	1,420	1,577,849
4.875%	05/01/15	A2	4,585	5,035,027
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
6.500%	06/15/37	A3	2,495	3,286,601
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21	Caa2	780	805,350
Sr. Sec’d. Notes, 144A
6.750%	09/15/22	B2	1,000	1,032,500
6.875%	05/15/19	B2	410	426,400
7.875%	11/01/20	B2	560	606,200
UR Merger Sub Corp.,
Gtd. Notes, 144A
7.375%	05/15/20	B3	3,030	3,325,425
US Bancorp,
Sr. Unsec’d. Notes, MTN
2.200%	11/15/16	Aa3	3,045	3,172,610
Valero Energy Corp.,
Gtd. Notes
4.500%	02/01/15	Baa2	315	336,932
6.125%	02/01/20	Baa2	520	632,312

SEE NOTES TO FINANCIAL STATEMENTS.

A281

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes, REIT
4.250%	03/01/22	Baa2	$2,020	$2,142,101
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
2.450%	11/01/22	A3	8,335	8,337,784
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
3.250%	10/01/22	Baa3	3,695	3,772,033
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20	Caa1	990	1,024,650
WellPoint, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42	Baa2	1,465	1,513,075
4.650%	01/15/43	Baa2	4,545	4,736,417
West Corp.,
Gtd. Notes
7.875%	01/15/19	B3	1,025	1,060,875
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
6.125%	10/15/20	B2	1,690	1,774,500
Wyeth LLC,
Gtd. Notes
5.950%	04/01/37	A1	935	1,247,258
Xerox Corp.,
Sr. Unsec’d. Notes
4.250%	02/15/15	Baa2	2,750	2,892,145
XM Satellite Radio, Inc.,
Gtd. Notes, 144A
7.625%	11/01/18	B2	500	557,500
Yum! Brands, Inc.,
Sr. Unsec’d. Notes
6.875%	11/15/37	Baa3	955	1,304,007

				662,440,409

TOTAL CORPORATE BONDS (cost $876,272,076)				915,810,009

FOREIGN GOVERNMENT BONDS — 0.7%
Federative Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
5.625%	01/07/41	Baa2	2,115	2,770,650
7.875%	03/07/15	Baa2	4,770	5,461,650
Province of New Brunswick (Canada),
Sr. Unsec’d. Notes
2.750%	06/15/18	Aa2	3,515	3,786,924
Province of Ontario (Canada),
Sr. Unsec’d. Notes
4.400%	04/14/20(a)	Aa1	4,485	5,281,756
United Mexican States (Mexico),
Sr. Unsec’d. Notes
3.625%	03/15/22	Baa1	2,700	2,953,125
6.050%	01/11/40	Baa1	1,040	1,394,640
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	Baa1	2,026	2,289,380

TOTAL FOREIGN GOVERNMENT BONDS (cost $22,202,582)				23,938,125

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

MUNICIPAL BONDS — 0.9%
California — 0.2%
Bay Area Toll Authority,
Revenue Bonds,
6.263%	04/01/49	Aa3		$1,275	$1,746,572
State of California,
General Obligation Unlimited,
7.550%	04/01/39	A1		2,930	4,204,491

					5,951,063

Georgia — 0.1%
Municipal Electric Authority of Georgia,
Revenue Bonds,
6.637%	04/01/57	A2		3,200	3,793,312

Mississippi
State of Mississippi,
General Obligation Unlimited, Series 2010E
5.245%	11/01/34	Aa2		1,370	1,636,342

Missouri — 0.1%
Missouri Highway & Transportation Commission,
Revenue Bonds,
5.445%	05/01/33	Aa1		2,315	2,835,968

New York — 0.2%
City of New York,
General Obligation Unlimited, Series F
6.271%	12/01/37	Aa2		2,120	2,825,875
Metropolitan Transportation Authority,
Revenue Bonds, Series 2010E
6.814%	11/15/40	A2		2,180	2,850,677
New York City Municipal Water Finance Authority,
Revenue Bonds, Series EE
6.011%	06/15/42	Aa2		1,840	2,441,938

					8,118,490

Ohio — 0.1%
American Municipal Power, Inc.,
Revenue Bonds,
7.834%	02/15/41	A3		2,020	2,849,634

Texas — 0.2%
Dallas Area Rapid Transit,
Revenue Bonds,
4.922%	12/01/41	Aa2		800	941,000
5.022%	12/01/48	Aa2		2,435	2,899,379
University of Texas System,
Revenue Bonds, Series 2010D
5.134%	08/15/42	Aaa		1,785	2,190,641

					6,031,020

TOTAL MUNICIPAL BONDS (cost $26,266,255)					31,215,829

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.5%
Aire Valley Mortgages PLC (United Kingdom),
Series 2006-1X, Class 2A1
0.484%(c)	09/20/66	Aaa	EUR	298	369,328
Series 2007-1X, Class 2A2
0.444%(c)	09/20/66	Aaa	EUR	208	257,227
Series 2007-1X, Class 2A3
0.778%(c)	09/20/66	Aaa	GBP	608	925,742

SEE NOTES TO FINANCIAL STATEMENTS.

A282

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Alba PLC (United Kingdom),
Series 2005-1, Class A3
0.714%(c)	11/25/42	A2	GBP	481	$700,166
Auburn Securities PLC (United Kingdom),
Series 4, Class A2
0.896%(c)	10/01/41	A2	GBP	833	1,265,932
Series 5, Class A2
0.816%(c)	12/01/41	A2	GBP	456	671,829
Brunel Residential Mortgage Securitisation PLC (United Kingdom),
Series 2007-1A, Class A4C, 144A
0.504%(c)	01/13/39	Aa2		$916	893,094
E-MAC NL BV (Netherlands),
Series DE09-1, Class A1
3.190%(c)	11/25/53	A+	EUR	1,555	2,063,180
Eurosail PLC (United Kingdom),
Series 2006-3X, Class A3A
0.360%(c)	09/10/44	Aa2	EUR	1,198	1,497,498
Series 2007-1X, Class A3C
0.679%(c)	03/13/45	Aa2	GBP	763	1,134,964
First Flexible PLC (United Kingdom),
Series 4, Class A
1.036%(c)	07/01/36	AAA	GBP	531	835,213
Friary PLC (United Kingdom),
Series 2011-1, Class A2
2.329%(c)	10/21/43	Aaa	GBP	2,500	4,147,809
Holland Euro-Denominated Mortgage Backed Series (Netherlands),
Series 11, Class A
0.304%(c)	09/18/40	Aaa	EUR	1,080	1,389,237
Holland Homes MBS BV (Netherlands),
Series III, Class A
0.314%(c)	03/20/83	Aaa	EUR	2,590	3,340,583
Leek Finance Ltd. (United Kingdom),
Series 17X, Class A2A
0.798%(c)	12/21/37	Aaa	GBP	2,389	3,994,178
Series 18X, Class A2B
0.570%(c)	09/21/38	Aaa		1,228	1,254,391
Series 19A, Class A2B, 144A
0.420%(c)	12/21/38	Aaa		2,647	2,688,731
Series 19X, Class A2A
0.738%(c)	12/21/38	Aaa	GBP	358	589,341
Leek Finance PLC (United Kingdom),
Series 18X, Class A2A
0.778%(c)	09/21/38	Aaa	GBP	223	369,968
Mansard Mortgages PLC (United Kingdom),
Series 2006-1X, Class A2
0.739%(c)	10/15/48	Aa1	GBP	1,962	3,100,043
Marble Arch Residential Securitisation No. 4 Ltd. (United Kingdom),
Series 4X, Class A3C
0.698%(c)	03/20/40	Aa1	GBP	1,129	1,693,637
Paragon Mortgages PLC (United Kingdom),
Series 16, Class A
3.290%(c)	04/15/39	Aaa	GBP	2,039	3,357,353
Paragon Secured Finance PLC (United Kingdom),
Series 1, Class A
0.923%(c)	11/15/35	AA+(d)	GBP	1,931	3,061,232
Preferred Residential Securities (United Kingdom),
Series 8X, Class A1A2
0.759%(c)	12/15/42	Aa2	GBP	716	1,089,313

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Residential Mortgage Securities Ltd. (United Kingdom),
Series 20X, Class A2A
0.786%(c)	08/10/38	Aa2	GBP	671	$1,066,744
Series 22X, Class A3A
0.704%(c)	11/14/39	Aa2	GBP	2,138	3,357,107
Series 25, Class A1
3.019%(c)	12/16/50	AAA(d)	GBP	1,279	2,124,744
RMAC Securities PLC (United Kingdom),
Series 2006-NS1X, Class A2A
0.669%(c)	06/12/44	Aa2	GBP	2,295	3,369,452
Storm BV (Netherlands),
Series 2011-4, Class A2
1.755%(c)	10/22/53	Aaa	EUR	1,700	2,296,180
Series 2012-1, Class A2
1.755%(c)	01/22/54	Aaa	EUR	800	1,079,775

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $51,991,657)					53,983,991

U.S. TREASURY OBLIGATIONS — 0.4%
U.S. Treasury Bonds
2.750%	08/15/42			$205	197,953
U.S. Treasury Notes
0.250%	11/30/14			2,290	2,290,089
1.375%	02/15/13			14,000	14,021,322

TOTAL U.S. TREASURY OBLIGATIONS (cost $16,508,099)					16,509,364

TOTAL LONG-TERM INVESTMENTS (cost $2,839,450,863)					2,985,749,683

SHORT-TERM INVESTMENT — 22.6%
AFFILIATED MONEY MARKET MUTUAL FUND — 22.5%			Shares
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $810,273,509; includes $257,534,694 of cash collateral for securities on loan)(b)(w)(Note 4)				810,273,509	810,273,509

			Principal Amount (000)#
U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills (cost 4,994,450)
0.172%	08/22/13			$5,000	4,995,895

TOTAL SHORT-TERM INVESTMENTS (cost $815,267,959)					815,269,404

TOTAL INVESTMENTS — 105.4% (cost $3,654,718,822)					3,801,019,087
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.4)%					(195,616,805)

NET ASSETS — 100.0%					$3,605,402,282

SEE NOTES TO FINANCIAL STATEMENTS.

A283

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
FSB	Federal Savings Bank
GDR	Global Depositary Receipt
iBoxx	Bond Market Indices
MTN	Medium Term Note
NVDR	Non-voting Depositary Receipt
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
SDR	Special Drawing Rights
SLM	Student Loan Mortgage
UTS	Unit Trust Security
JSE	Johannesburg Stock Exchange
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $252,549,781; cash collateral of $257,534,694 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A284

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
162	5 Year U.S. Treasury Notes	Mar. 2013	$20,117,703	$20,155,078	$37,375
139	30 Year U.S. Treasury Bonds	Mar. 2013	20,788,102	20,502,500	(285,602)
4,357	Euro STOXX 50	Mar. 2013	151,019,981	150,390,114	(629,867)
450	Nikkei 225 Index	Mar. 2013	50,088,440	53,967,796	3,879,356
215	Russell 2000 Mini	Mar. 2013	17,855,420	18,201,900	346,480
2,018	S&P 500 E-Mini	Mar. 2013	142,511,185	143,288,090	776,905
123	S&P/TSX 60 Index	Mar. 2013	17,338,956	17,593,687	254,731

					4,379,378

Short Positions:
746	10 Year U.S. Treasury Notes	Mar. 2013	99,122,089	99,054,813	67,276
29	30 Year U.S. Ultra Treasury Bonds	Mar. 2013	4,810,321	4,715,219	95,102

					162,378

					$4,541,756

(1)	Cash of $22,155,928 has been segregated to cover requirement for open futures contracts as of December 31, 2012.

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar, Expiring 04/04/13	Toronto Dominion	AUD	51,158	$53,461,389	$52,760,690	$(700,699)
British Pound, Expiring 01/17/13	JPMorgan Chase	GBP	4,720	7,590,255	7,667,607	77,352
Canadian Dollar, Expiring 04/04/13	Royal Bank of Canada	CAD	33,114	33,448,790	33,222,711	(226,079)
Euro,
Expiring 04/04/13	Deutsche Bank	EUR	68,350	90,014,904	90,295,845	280,941
Expiring 04/04/13	JPMorgan Chase	EUR	53,350	70,912,286	70,479,640	(432,646)
Swiss Franc, Expiring 04/04/13	Credit Suisse First Boston Corp.	CHF	71,986	78,570,867	78,842,351	271,484

				$333,998,491	$333,268,844	$(729,647)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized (Depreciation)
British Pound, Expiring 01/17/13	JPMorgan Chase	GBP	620	$1,000,000	$1,006,768	$(6,768)
Expiring 01/17/13	JPMorgan Chase	GBP	248	400,000	403,181	(3,181)
Expiring 04/04/13	Brown Brothers Harriman & Co.	GBP	27,290	44,209,259	44,317,833	(108,574)

				$45,609,259	$45,727,782	$(118,523)

Cross currency exchange contracts outstanding at December 31, 2012:

Settlement	Type	Notional Amount (000)		In Exchange for (000)		Unrealized Appreciation (Depreciation)	Counterparty
01/17/13	Buy	EUR	800	GBP	649	$1,753	JPMorgan Chase
01/17/13	Buy	GBP	9,904	EUR	12,312	(164,679)	JPMorgan Chase
01/17/13	Buy	GBP	9,913	EUR	12,323	(165,373)	JPMorgan Chase

						$(328,299)

SEE NOTES TO FINANCIAL STATEMENTS.

A285

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Total Return swap agreements outstanding at December 31, 2012:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase	05/08/13	$27,111	Receive fixed rate payments on ENHMHEN Index.	$1,200,584	$—	$1,200,584
JPMorgan Chase	03/04/13	21,872	Receive fixed rate payments on SPGCENP Index.	130,221	—	130,221
JPMorgan Chase	05/16/13	30,074	Receive fixed rate payments on SPGCENP Index.	998,593	—	998,593

				$2,329,398	$—	$2,329,398

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$303,637	$38,088,566	$—
Austria	2,499,154	2,211,719	—
Belgium	1,938,007	7,678,177	—
Bermuda	11,269,262	5,392,665	—
Brazil	6,884,802	—	—
British Virgin Islands	—	38,647	—
Cambodia	—	1,166,907	—
Canada	33,054,203	—	—
Cayman Islands	2,551,509	—	—
Chile	176,979	—	—
China	1,762,955	25,794,761	—
Colombia	1,333,582	—	—
Cyprus	1,402,635	1,345,719	—
Czech Republic	2,426,126	—	—
Denmark	107,553	1,369,156	—
Finland	—	9,893,031	—
France	566,566	40,483,907	—
Gabon	403,796	—	—
Germany	1,144,132	23,345,539	—
Greece	15,456	—	—
Guernsey	—	10,576,237	—
Hong Kong	516,909	30,695,882	—
Hungary	—	342,014	—
Indonesia	—	12,947,962	—
Ireland	7,073,861	5,350,757	—
Isle of Man	255,918	506,125	—
Israel	160,327	8,288,537	—
Italy	106,299	21,414,849	—
Japan	3,184,666	123,715,597	—
Kazakhstan	1,254,964	—	—
Luxembourg	—	1,646,015	—
Macau	—	378,906	—
Malaysia	765,647	2,048,501	—
Malta	4,617	—	—
Mexico	5,781,007	—	—
Netherlands	3,140,095	23,022,657	—
New Zealand	116,144	452,808	—

SEE NOTES TO FINANCIAL STATEMENTS.

A286

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Level 1	Level 2	Level 3
Norway	$326,221	$23,090,093	$—
Philippines	83,299	1,099,335	—
Poland	—	14,811,893	—
Portugal	77,729	634,683	—
Puerto Rico	574,515	—	—
Russia	7,377,473	452,017	—
Singapore	110,348	7,500,624	—
South Africa	82,153	22,921,015	—
South Korea	5,546,291	21,018,984	—
Spain	2,996,602	13,926,535	—
Sweden	—	13,926,997	—
Switzerland	8,688,994	13,920,287	—
Taiwan	706,884	15,144,153	—
Thailand	—	7,016,695	—
Turkey	—	6,531,626	—
United Kingdom	10,014,445	159,766,338	—
United States	536,886,541	—	—
Exchange Traded Funds	237,551,898	—	—
Preferred Stocks:
Australia	—	15,499	—
Brazil	3,129,486	—	—
Germany	—	1,795,832	—
United States	890,010	—	—
Rights:
Spain	12,642	—	—
Unaffiliated Mutual Funds	283,608,505	—	—
Asset-Backed Securities	—	8,532,025	—
Commercial Mortgage-Backed Securities	—	25,127,249	—
Corporate Bonds	—	915,810,009	—
Foreign Government Bonds	—	23,938,125	—
Municipal Bonds	—	31,215,829	—
Residential Mortgage-Backed Securities	—	53,983,991	—
U.S. Treasury Obligations	—	21,505,259	—
Affiliated Money Market Mutual Fund	810,273,509	—	—
Other Financial Instruments*
Futures	4,541,756	—	—
Foreign Forward Currency Contracts	—	(1,176,469)	—
Total Return Swaps	—	1,128,814	1,200,584

Total	$2,003,680,109	$1,801,833,079	$1,200,584

Fair Value of Level 2 investments at 12/31/11 was $630,028,209. An amount of $282,987,990 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets. It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A287

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (7.1% represents investments purchased with collateral from securities on loan)	22.5%
Banks	9.3
Unaffiliated Mutual Funds	7.9
Exchange Traded Funds	6.6
Oil & Gas	5.9
Telecommunications	4.1
Insurance	3.9
Pharmaceuticals	3.3
Metals & Mining	2.8
Retail	2.7
Diversified Financial Services	2.4
Media	2.0
Healthcare Services	1.9
Chemicals	1.9
Electric	1.9
Computers	1.6
Software	1.5
Residential Mortgage-Backed Securities	1.5
Agriculture	1.5
Food	1.3
Aerospace & Defense	1.3
Commercial Services	1.2
Healthcare Products	1.1
Electronics	0.9
Municipal Bonds	0.9
Auto Parts & Equipment	0.8
Semiconductors	0.8
Real Estate Investment Trusts	0.8
Pipelines	0.7
Transportation	0.7
Commercial Mortgage-Backed Securities	0.7
Foreign Government Bonds	0.7
Miscellaneous Manufacturing	0.6

Beverages	0.6%
U.S. Treasury Obligations	0.5
Machinery & Equipment	0.5
Construction & Engineering	0.5
Internet	0.5
Investment Companies	0.3
Home Builders	0.3
Real Estate	0.3
Biotechnology	0.3
Office Equipment & Supplies	0.3
Auto Manufacturers	0.3
Apparel	0.3
Entertainment	0.3
Asset-Backed Securities	0.2
Household Products/Wares	0.2
Cosmetics/Personal Care	0.2
Environmental Control	0.2
Lodging	0.2
Distribution/Wholesale	0.2
Paper & Forest Products	0.2
Leisure Time	0.2
Advertising	0.2
Holding Companies	0.1
Home Furnishings	0.1
Building Materials	0.1
Consumer Products	0.1
Airlines	0.1
Shipbuilding	0.1
Containers & Packaging	0.1
Toys	0.1
Storage	0.1

105.4
Liabilities in excess of other assets	(5.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value

Interest rate contracts	Due from broker-variation margin	$199,753	*	Due from broker-variation margin	$285,602	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	631,530		Unrealized depreciation on foreign currency forward contracts	1,807,999
Equity contracts	Unrealized appreciation on swap agreements	2,329,398		—	—
Equity contracts	Unaffiliated investments	12,642		—	—
Equity contracts	Due from broker-variation margin	5,257,472	*	Due from broker-variation margin	629,867	*

Total		$8,430,795			$2,723,468

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A288

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(7,327,817)	$—	$—	$(7,327,817)
Foreign exchangecontracts	—	—	—	3,553,181	3,553,181
Equity contracts	(148,688)	22,714,616	(2,357,633)	—	20,208,295

Total	$(148,688)	$15,386,799	$(2,357,633)	$3,553,181	$16,433,659

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accountedfor as hedging instruments, carried at fair value	Rights	Futures	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$(1,154,907)	$—	$—	$(1,154,907)
Foreign exchange contracts	—	—	—	(9,290,403)	(9,290,403)
Equity contracts	(515)	4,119,365	1,027,727	—	5,146,577

Total	$(515)	$2,964,458	$1,027,727	$(9,290,403)	$(5,298,733)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)	Total Return Swap Agreements(4)
$475,116,778	$342,276,244	$337,896,149	$400,096,479	$143,125,378

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

(4)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A289

AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $252,549,781:
Unaffiliated investments (cost $2,844,445,313)	$2,990,745,578
Affiliated investments (cost $810,273,509)	810,273,509
Cash	5,999
Foreign currency, at value (cost $13,623,757)	13,612,312
Deposit with broker	22,155,928
Dividends and interest receivable	13,785,173
Receivable for fund share sold	7,449,487
Due from broker-variation margin	4,371,594
Unrealized appreciation on swap agreements	2,329,398
Tax reclaim receivable	1,365,646
Unrealized appreciation on foreign currency forward contracts	631,530
Prepaid expenses	20,649

Total Assets	3,866,746,803

LIABILITIES:
Payable to broker for collateral for securities on loan	257,534,694
Unrealized depreciation on foreign currency forward contracts	1,807,999
Advisory fees payable	1,603,575
Accrued expenses and other liabilities	364,962
Shareholder servicing fees payable	31,831
Payable for fund share repurchased	982
Affiliated transfer agent fee payable	478

Total Liabilities	261,344,521

NET ASSETS	$3,605,402,282

Net assets were comprised of:
Paid-in capital	$3,365,579,161
Retained earnings	239,823,121

Net assets, December 31, 2012	$3,605,402,282

Net asset value and redemption price per share, $3,605,402,282 / 260,690,908 outstanding shares of beneficial interest	$13.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $2,452,226 foreign withholding tax)	$66,488,251
Interest income	34,906,426
Affiliated income from securities lending, net	1,779,160
Affiliated dividend income	1,003,580

104,177,417

EXPENSES
Advisory fees	35,959,256
Shareholder servicing fees and expenses	3,269,023
Custodian and accounting fees	979,000
Trustees’ fees	39,000
Audit fee	36,000
Insurance expenses	35,000
Legal fees and expenses	16,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	8,000
Commitment fee on syndicated credit agreement	6,000
Miscellaneous	114,936

Total expenses	40,471,215
Less: shareholder servicing fee waiver	(1,122,609)

Net expenses	39,348,606

NET INVESTMENT INCOME	64,828,811

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	30,909,294
Futures transactions	15,386,799
Short sales transactions	17,522
Swap agreements transactions	(2,357,633)
Foreign currency transactions	2,946,074

46,902,056

Net change in unrealized appreciation (depreciation) on:
Investments	204,930,366
Futures	2,964,458
Swap agreements	1,027,727
Foreign currencies	(9,235,210)

199,687,341

NET GAIN ON INVESTMENTS	246,589,397

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$311,418,208

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$64,828,811	$63,762,336
Net realized gain (loss) on investment and foreign currency transactions	46,902,056	(22,516,483)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	199,687,341	(224,360,165)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	311,418,208	(183,114,312)

DISTRIBUTIONS	(63,862,730)	(73,305,803)

FUND SHARE TRANSACTIONS:
Fund share sold [122,989,031 and 152,991,370 shares, respectively]	1,635,965,859	2,020,738,121
Fund share issued in reinvestment of distributions [5,044,449 and 5,430,060 shares, respectively]	63,862,730	73,305,803
Fund share repurchased [72,502,931 and 153,497,669 shares, respectively]	(954,731,332)	(1,927,600,312)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	745,097,257	166,443,612

TOTAL INCREASE (DECREASE) IN NET ASSETS	992,652,735	(89,976,503)
NET ASSETS:
Beginning of year	2,612,749,547	2,702,726,050

End of year	$3,605,402,282	$2,612,749,547

SEE NOTES TO FINANCIAL STATEMENTS.

A290

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 96.3%
COMMON STOCKS — 63.7%	Shares	Value (Note 2)

Advertising — 0.3%
Interpublic Group of Cos., Inc. (The)	436,100	$4,805,822
Lamar Advertising Co. (Class A Stock)*(a)	37,100	1,437,625
WPP PLC (United Kingdom)	961,490	14,046,652

		20,290,099

Aerospace & Defense — 0.8%
Boeing Co. (The)	356,200	26,843,232
HEICO Corp. (Class A Stock)	30,718	982,362
Rolls-Royce Holdings PLC (United Kingdom)*	629,602	9,030,671
United Technologies Corp.	303,900	24,922,839

		61,779,104

Airlines — 0.1%
SkyWest, Inc.	42,200	525,812
United Continental Holdings, Inc.*(a)	266,600	6,233,108

		6,758,920

Automobile Manufacturers — 0.8%
Bayerische Motoren Werke AG (Germany)	85,353	8,305,831
General Motors Co.*(a)	447,900	12,912,957
Harley-Davidson, Inc.	145,700	7,115,988
Honda Motor Co. Ltd. (Japan)	334,100	12,373,272
Nissan Motor Co. Ltd. (Japan)	547,800	5,198,008
Oshkosh Corp.*	53,600	1,589,240
Toyota Motor Corp. (Japan)	327,300	15,283,649
Winnebago Industries, Inc.*(a)	70,100	1,200,813

		63,979,758

Automotive Parts — 0.6%
Aisin Seiki Co. Ltd. (Japan)	201,900	6,304,758
Autoliv, Inc., AB	48,565	3,265,190
AutoZone, Inc.*	25,200	8,931,636
Delphi Automotive PLC (United Kingdom)*(a)	205,000	7,841,250
GKN PLC (United Kingdom)	1,826,104	6,889,531
Johnson Controls, Inc.	209,800	6,440,860
Koito Manufacturing Co. Ltd. (Japan)	96,000	1,400,073
TRW Automotive Holdings Corp.*	124,200	6,658,362

		47,731,660

Beverages — 1.6%
Boston Beer Co., Inc. (The) (Class A Stock)*(a)	9,200	1,236,940
Coca-Cola Co. (The)	964,000	34,945,000
Coca-Cola Enterprises, Inc.	327,300	10,385,229
Dr. Pepper Snapple Group, Inc.(a)	167,600	7,404,568
Green Mountain Coffee Roasters, Inc.*(a)	144,600	5,980,656
Kirin Holdings Co. Ltd. (Japan)	583,000	6,859,577
Monster Beverage Corp.*	105,800	5,594,704
PepsiCo, Inc.	560,746	38,371,849
Pernod-Ricard SA (France)	99,460	11,539,508

		122,318,031

Biotechnology — 1.2%
Acorda Therapeutics, Inc.*	22,000	546,920
Alexion Pharmaceuticals, Inc.*	96,500	9,052,665
Alnylam Pharmaceuticals, Inc.*(a)	48,200	879,650
AMAG Pharmaceuticals, Inc.*	25,900	380,989

COMMON STOCKS (continued)	Shares	Value (Note 2)

Biotechnology (continued)
Amgen, Inc.	206,800	$17,850,976
Biogen Idec, Inc.*	87,700	12,862,959
Celgene Corp.*	89,700	7,061,184
Charles River Laboratories International, Inc.*	11,700	438,399
CSL Ltd. (Australia)	159,737	9,018,357
Cubist Pharmaceuticals, Inc.*(a)	38,100	1,602,486
Dendreon Corp.*(a)	394,000	2,080,320
Exelixis, Inc.*(a)	176,200	805,234
Gilead Sciences, Inc.*(a)	319,200	23,445,240
Illumina, Inc.*(a)	8,500	472,515
Incyte Corp.*(a)	94,600	1,571,306
Life Technologies Corp.*	45,500	2,233,140
Maxygen, Inc.	51,400	126,444
Medicines Co. (The)*	59,500	1,426,215
Regeneron Pharmaceuticals, Inc.*	6,700	1,146,169

		93,001,168

Building Materials — 0.1%
Louisiana-Pacific Corp.*	7,400	142,968
Martin Marietta Materials, Inc.(a)	84,000	7,919,520

		8,062,488

Business Services — 0.1%
Corporate Executive Board Co. (The)	18,100	859,026
Manpower, Inc.	41,000	1,740,040
Navigant Consulting, Inc.*	75,200	839,232
Robert Half International, Inc.	119,400	3,799,308

		7,237,606

Chemicals — 1.7%
Air Products & Chemicals, Inc.	51,700	4,343,834
Albemarle Corp.	16,540	1,027,465
American Vanguard Corp.	44,100	1,370,187
Asahi Kasei Corp. (Japan)	1,268,000	7,497,826
BASF SE (Germany)	122,061	11,542,141
Celanese Corp. (Class A Stock)	180,900	8,055,477
Dow Chemical Co. (The)	148,300	4,793,056
Ecolab, Inc.	253,550	18,230,245
Israel Chemicals Ltd. (Israel)	2,042	24,592
LyondellBasell Industries NV (Netherlands) (Class A Stock)	210,400	12,011,736
Monsanto Co.	160,100	15,153,465
Mosaic Co. (The)	77,000	4,360,510
Potash Corp. of Saskatchewan, Inc. (Canada)	172,500	7,019,025
PPG Industries, Inc.	62,300	8,432,305
Praxair, Inc.	130,000	14,228,500
Sherwin-Williams Co. (The)	53,200	8,183,224
Showa Denko KK (Japan)	1,248,000	1,907,478
Sociedad Quimica y Minera de Chile SA (Chile), ADR	4,700	270,908
Tosoh Corp. (Japan)	485,000	1,166,915
Wacker Chemie AG (Germany)	35,372	2,326,635

		131,945,524

Clothing & Apparel — 0.2%
Cintas Corp.	35,700	1,460,130
Deckers Outdoor Corp.*	12,600	507,402
Michael Kors Holdings Ltd. (British Virgin Islands)*	63,300	3,230,199

SEE NOTES TO FINANCIAL STATEMENTS.

A291

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Clothing & Apparel (continued)
NIKE, Inc. (Class B Stock)	216,000	$11,145,600

		16,343,331

Commercial Banks — 0.5%
Bank of Kentucky Financial Corp.	34,700	858,131
CIT Group, Inc.*	33,800	1,306,032
Citizens Republic Bancorp, Inc.*	13,030	247,179
DNB ASA (Norway)	1,034,042	13,216,771
Home BancShares, Inc.	48,234	1,592,687
Regions Financial Corp.	849,500	6,048,440
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	2,278,810	8,028,952
Svenska Handelsbanken AB (Sweden) (Class A Stock)	195,925	7,043,874
Synovus Financial Corp.	334,900	820,505
Western Alliance Bancorp*	88,100	927,693

		40,090,264

Commercial Services — 0.6%
Abertis Infraestructuras SA (Spain)	3,798	62,730
ADT Corp. (The)	53,150	2,470,943
Advisory Board Co. (The)*	26,060	1,219,347
American Reprographics Co.*	70,140	179,558
Ascent Capital Group, Inc. (Class A Stock)*	18,742	1,160,879
Atlantia SpA (Italy)	1,516	27,529
Automatic Data Processing, Inc.	176,200	10,045,162
Benesse Holdings, Inc. (Japan)	85,700	3,566,524
CCR SA (Brazil)	7,500	71,245
DP World Ltd. (United Arab Emirates)	2,809	32,865
FTI Consulting, Inc.*	25,500	841,500
H&E Equipment Services, Inc.	50,400	759,528
Iron Mountain, Inc.	145,300	4,511,565
Mastercard, Inc. (Class A Stock)	37,400	18,373,872
Mills Estruturas e Servicos de Engenharia SA (Brazil)	300	4,982
Monro Muffler Brake, Inc.(a)	14,400	503,568
Mundra Port & Special Economic Zone Ltd. (India)	19,009	47,239
OHL Mexico SAB de CV (Mexico)*	26,300	57,722
Quanta Services, Inc.*	18,300	499,407
Sichuan Expressway Co. Ltd. (China)	108,000	39,328
Verisk Analytics, Inc. (Class A Stock)*	35,800	1,825,800
Zhejiang Expressway Co. Ltd. (China) (Class H Stock)	32,000	25,312

		46,326,605

Computer Hardware — 2.7%
Apple, Inc.	271,200	144,557,736
Dell, Inc.	2,213,400	22,421,742
International Business Machines Corp.	173,650	33,262,657
NetApp, Inc.*	190,300	6,384,565
Riverbed Technology, Inc.*	31,630	623,744

		207,250,444

Computer Services & Software — 2.4%
Accelrys, Inc.*	114,078	1,032,406
Accenture PLC (Ireland) (Class A Stock)	190,600	12,674,900
Activision Blizzard, Inc.	72,554	770,523
Akamai Technologies, Inc.*	93,700	3,833,267
Autodesk, Inc.*	374,900	13,252,715
Avid Technology, Inc.*	58,400	442,672

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Services & Software (continued)
Cadence Design Systems, Inc.*(a)	70,200	$948,402
Check Point Software Technologies Ltd. (Israel)*(a)	103,000	4,906,920
CommVault Systems, Inc.*	25,900	1,805,489
EMC Corp.*	479,100	12,121,230
Global Payments, Inc.	22,300	1,010,190
Informatica Corp.*	38,800	1,176,416
Jack Henry & Associates, Inc.	34,610	1,358,789
Microsoft Corp.	2,318,600	61,976,178
MSCI, Inc. (Class A Stock)*	36,000	1,115,640
NS Solutions Corp. (Japan)	49,700	884,102
Oracle Corp.	1,027,800	34,246,296
RealD, Inc.*(a)	91,200	1,022,352
Red Hat, Inc.*	199,080	10,543,277
salesforce.com, Inc.*	40,700	6,841,670
SanDisk Corp.*	26,100	1,136,916
Software AG (Germany)	151,413	6,459,525
SYNNEX Corp.*(a)	35,170	1,209,145

		180,769,020

Conglomerates — 0.2%
Hutchison Whampoa Ltd. (Hong Kong)	1,148,400	12,169,537

Consumer Products & Services — 1.1%
Avon Products, Inc.	463,700	6,658,732
Church & Dwight Co., Inc.	31,500	1,687,455
Colgate-Palmolive Co.	105,500	11,028,970
L’Oreal SA (France)	60,255	8,384,077
Procter & Gamble Co. (The)	835,355	56,712,251
Tumi Holdings, Inc.*(a)	19,900	414,915

		84,886,400

Containers & Packaging — 0.1%
Ball Corp.(a)	92,200	4,125,950
Crown Holdings, Inc.*	19,400	714,114
Owens-Illinois, Inc.*	13,500	287,145

		5,127,209

Distribution/Wholesale — 0.5%
DCC PLC (Ireland)	177,515	5,810,945
Fastenal Co.	98,500	4,598,965
Fossil, Inc.*(a)	61,400	5,716,340
Mitsubishi Corp. (Japan)	622,900	11,992,670
Mitsui & Co. Ltd. (Japan)	547,800	8,210,900
W.W. Grainger, Inc.	11,000	2,226,070

		38,555,890

Diversified Financial Services — 0.4%
CBOE Holdings, Inc.	21,500	633,390
Deutsche Boerse AG (Germany)	90,156	5,528,575
Discover Financial Services	76,300	2,941,365
Financial Engines, Inc.*(a)	24,100	668,775
GAM Holding AG (Switzerland)	323,345	4,399,734
IntercontinentalExchange, Inc.*	44,100	5,460,021
Invesco Ltd. (Bermuda)	496,800	12,961,512

		32,593,372

Diversified Operations
China Merchants Holdings International Co. Ltd. (Hong Kong)	22,000	71,846

SEE NOTES TO FINANCIAL STATEMENTS.

A292

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Operations (continued)
Wharf Holdings Ltd. (The) (Hong Kong)	31,000	$247,061

		318,907

Electric — 0.8%
Adani Power Ltd. (India)*	36,664	41,941
Calpine Corp.*	369,200	6,693,596
China Resources Power Holdings Co. Ltd. (Hong Kong)	22,000	56,682
CMS Energy Corp.	120,500	2,937,790
Dominion Resources, Inc.	82,000	4,247,600
EDP - Energias do Brasil SA (Brazil)	9,300	56,731
Enel SpA (Italy)	20,619	85,765
Energy Development Corp. (Philippines)	340,000	56,036
Exelon Corp.	224,800	6,685,552
GDF Suez (France)	316,975	6,528,475
Glow Energy PCL (Thailand)	9,500	24,068
MDU Resources Group, Inc.	64,600	1,372,104
NRG Energy, Inc.	471,633	10,842,843
PG&E Corp.	186,000	7,473,480
PNM Resources, Inc.	64,800	1,329,048
PPL Corp.	3,000	85,890
Qatar Electricity & Water Co. (Qatar)	1,584	57,848
RWE AG (Germany)	390	16,176
SSE PLC (United Kingdom)	631,304	14,686,801
Tenaga Nasional Bhd (Malaysia)	5,700	12,958
Terna Rete Elettrica Nazionale SpA (Italy)	13,057	52,251
Transmissora Alianca de Energia Eletrica SA (Brazil)	4,300	45,783
UNS Energy Corp.	700	29,694

		63,419,112

Electronic Components & Equipment — 1.6%
Advanced Energy Industries, Inc.*	57,500	794,075
Agilent Technologies, Inc.	141,100	5,776,634
AVX Corp.	38,900	419,342
Belden, Inc.	12,050	542,129
Crompton Greaves Ltd. (India)	1,829	3,914
CyberOptics Corp.*	9,400	69,748
Cymer, Inc.*	7,000	633,010
Emerson Electric Co.	128,500	6,805,360
Energizer Holdings, Inc.	96,729	7,736,385
General Cable Corp.*	12,100	367,961
Gentex Corp.(a)	62,400	1,174,368
Hamamatsu Photonics KK (Japan)	185,400	6,740,923
Honeywell International, Inc.	262,000	16,629,140
Hosiden Corp. (Japan)	134,000	824,956
Hubbell, Inc. (Class B Stock)	8,300	702,429
Koninklijke Philips Electronics NV (Netherlands)	253,149	6,703,472
Legrand SA (France)	204,376	8,672,962
Mettler-Toledo International, Inc.*	4,100	792,530
Mitsubishi Electric Corp. (Japan)	1,039,000	8,846,416
Nikon Corp. (Japan)	223,400	6,595,751
Nippon Electric Glass Co. Ltd. (Japan)	517,000	2,943,794
Plexus Corp.*	33,100	853,980
Samsung Electronics Co. Ltd. (South Korea)	9,735	13,987,246
Thermo Fisher Scientific, Inc.	161,700	10,313,226
Trimble Navigation Ltd.*(a)	37,700	2,253,706
Tyco International Ltd. (Switzerland)	144,800	4,235,400

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Components & Equipment (continued)
Venture Corp. Ltd. (Singapore)	320,000	$2,121,678

		117,540,535

Energy - Alternate Sources
China Longyuan Power Group Corp. (China) (Class H Stock)	96,000	67,553

Engineering & Construction — 0.5%
ABB Ltd. (Switzerland)*	295,264	6,123,047
Aegion Corp.*	55,400	1,229,326
Bouygues SA (France)	180,972	5,385,241
Carillion PLC (United Kingdom)	988,607	5,151,447
Cheung Kong Infrastructure Holdings Ltd. (Bermuda)	12,000	74,124
Fraport AG Frankfurt Airport Services Worldwide (Germany)	1,162	67,787
GMR Infrastructure Ltd. (India)*	74,736	26,646
IRB Infrastructure Developers Ltd. (India)	9,184	21,678
Jaiprakash Associates Ltd. (India)	24,854	44,921
KEPCO Plant Service & Engineering Co. Ltd. (South Korea)*	376	21,456
Malaysia Airports Holdings Bhd (Malaysia)	26,900	45,830
McDermott International, Inc. (Panama)*	270,900	2,985,318
Sarana Menara Nusantara Tbk PT (Indonesia)*	17,500	41,219
SembCorp Industries Ltd. (Singapore)	2,242,911	9,779,817
Vinci SA (France)	2,829	136,209
WorleyParsons Ltd. (Australia)	110,157	2,713,504

		33,847,570

Entertainment & Leisure — 0.2%
Carnival Corp. (Panama)	362,200	13,318,094
Madison Square Garden Co. (The) (Class A Stock)*	35,775	1,586,621
Nintendo Co. Ltd. (Japan)	8,000	854,218
Royal Caribbean Cruises Ltd. (Liberia)	32,200	1,094,800
Vail Resorts, Inc.	3,300	178,497

		17,032,230

Environmental Control — 0.2%
Alent PLC (United Kingdom)*	550,864	2,763,313
Clean Harbors, Inc.*(a)	27,200	1,496,272
Covanta Holding Corp.	57,400	1,057,308
NMDC Ltd. (India)	21,389	64,971
Premier Royalty, Inc. (Canada)*	101,200	207,548
Stericycle, Inc.*	110,600	10,315,662
Waste Connections, Inc.(a)	57,375	1,938,701

		17,843,775

Farming & Agriculture — 0.3%
Altria Group, Inc.	376,200	11,820,204
Archer-Daniels-Midland Co.	282,600	7,740,414
Bunge Ltd. (Bermuda)	2,200	159,918

		19,720,536

Financial Services — 2.6%
American Express Co.	217,300	12,490,404
Ameriprise Financial, Inc.	147,300	9,225,399
BankUnited, Inc.	21,100	515,684
BM&FBOVESPA SA (Brazil)	829,600	5,672,479
Capitol Federal Financial, Inc.	129,900	1,518,531

SEE NOTES TO FINANCIAL STATEMENTS.

A293

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial Services (continued)
China Citic Bank Corp. Ltd. (China) (Class H Stock)	5,698,270	$3,453,268
Citigroup, Inc.	419,240	16,585,134
CME Group, Inc.	166,200	8,428,002
Eaton Vance Corp.	35,600	1,133,860
Franklin Resources, Inc.	70,000	8,799,000
Goldman Sachs Group, Inc. (The)	185,100	23,611,356
Heartland Payment Systems, Inc.	38,970	1,149,615
Interactive Brokers Group, Inc. (Class A Stock)	38,500	526,680
JPMorgan Chase & Co.	1,067,368	46,932,171
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	84,170	3,620,674
Moody’s Corp.	126,600	6,370,512
Morgan Stanley	351,400	6,718,768
National Financial Partners Corp.*(a)	35,300	605,042
Raymond James Financial, Inc.	32,120	1,237,584
SLM Corp.	93,300	1,598,229
State Street Corp.	198,900	9,350,289
Stifel Financial Corp.*(a)	19,800	633,006
TD Ameritrade Holding Corp.(a)	267,100	4,489,951
Visa, Inc. (Class A Stock)	122,300	18,538,234
Waddell & Reed Financial, Inc. (Class A Stock)	42,300	1,472,886

		194,676,758

Financial–Bank & Trust — 3.5%
Australia & New Zealand Banking Group Ltd. (Australia)	575,606	15,159,507
Banco Santander Brasil SA (Brazil), ADS	771,700	5,610,259
Bank of America Corp.	3,541,791	41,084,776
Bank of Yokohama Ltd. (The) (Japan)	553,000	2,571,237
Barclays PLC (United Kingdom), ADR	945,200	16,370,864
Capital One Financial Corp.	323,000	18,711,390
City National Corp.(a)	11,800	584,336
Close Brothers Group PLC (United Kingdom)	145,048	2,036,994
Commerce Bancshares, Inc.	24,642	863,949
DBS Group Holdings Ltd. (Singapore)	641,862	7,879,831
Deutsche Bank AG (Germany)	81,647	3,592,063
East West Bancorp, Inc.	43,700	939,113
Erste Group Bank AG (Austria)*	57,990	1,843,778
Essa Bancorp, Inc.	56,900	619,641
First Defiance Financial Corp.	38,100	731,139
Glacier Bancorp, Inc.	53,200	782,572
Intesa Sanpaolo SpA (Italy)	583,552	1,009,149
Louisiana Bancorp, Inc.*	33,335	560,528
Macquarie Group Ltd. (Australia)	213,164	7,985,375
Mitsubishi UFJ Financial Group, Inc. (Japan)	1,385,900	7,499,262
Nordea Bank AB (Sweden)	516,718	4,970,273
Northern Trust Corp.	242,700	12,173,832
PNC Financial Services Group, Inc.	250,400	14,600,824
Popular, Inc. (Puerto Rico)*	36,920	767,567
Sandy Spring Bancorp, Inc.	47,200	916,624
Standard Chartered PLC (United Kingdom)	594,449	15,384,264
SunTrust Banks, Inc.	146,500	4,153,275
Swedbank AB (Sweden) (Class A Stock)	471,146	9,255,838
TCF Financial Corp.(a)	119,620	1,453,383
U.S. Bancorp	695,800	22,223,8522

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial - Bank & Trust (continued)
Wells Fargo & Co.	1,061,324	$36,276,054
Westamerica Bancorporation(a)	21,500	915,685
Zions Bancorporation(a)	176,900	3,785,660

		263,312,894

Food — 2.0%
Compass Group PLC (United Kingdom)	672,176	7,979,279
Danone SA (France)	77,655	5,115,328
Fresh Market, Inc. (The)*	3,600	173,124
General Mills, Inc.	386,400	15,614,424
House Foods Corp. (Japan)	75,900	1,143,662
Kellogg Co.	310,300	17,330,255
Kraft Foods Group, Inc.	114,428	5,203,041
Kroger Co. (The)	402,200	10,465,244
Mondelez International, Inc. (Class A Stock)	339,885	8,656,871
Nestle SA (Switzerland)	516,424	33,693,294
Senomyx, Inc.*	204,400	343,392
Tesco PLC (United Kingdom)	3,562,882	19,626,509
Tootsie Roll Industries, Inc.(a)	27,645	716,558
TreeHouse Foods, Inc.*	7,600	396,188
Unilever PLC (United Kingdom)	455,398	17,701,824
Whole Foods Market, Inc.	90,800	8,292,764

		152,451,757

Healthcare Services — 0.6%
Covance, Inc.*(a)	20,600	1,190,062
HCA Holdings, Inc.	163,300	4,926,761
Miraca Holdings, Inc. (Japan)	132,500	5,342,503
Quest Diagnostics, Inc.	76,200	4,440,174
UnitedHealth Group, Inc.	383,000	20,773,920
WellPoint, Inc.	150,800	9,186,736

		45,860,156

Home Builders — 0.2%
Lennar Corp. (Class A Stock)(a)	114,700	4,435,449
Persimmon PLC (United Kingdom)	725,068	9,517,727

		13,953,176

Home Furnishings — 0.1%
Harman International Industries, Inc.	64,300	2,870,352
Tempur-Pedic International, Inc.*(a)	20,600	648,694

		3,519,046

Hotels & Motels — 0.4%
Choice Hotels International, Inc.	23,200	779,984
Las Vegas Sands Corp.	323,700	14,941,992
Marriott International, Inc. (Class A Stock)	12,100	450,967
MGM Resorts International*	28,931	336,757
Shangri-La Asia Ltd. (Bermuda)	76,000	153,097
Starwood Hotels & Resorts Worldwide, Inc.	171,200	9,820,032

		26,482,829

Industrial Products
Culp, Inc.	51,600	774,516

Insurance — 2.7%
AIA Group Ltd. (Hong Kong)	2,074,800	8,229,352
Allianz SE (Germany)	52,644	7,338,452
Allstate Corp. (The)	454,300	18,249,231
AXA SA (France)	805,807	14,468,975
Berkshire Hathaway, Inc. (Class B Stock)*	190,600	17,096,820
Brown & Brown, Inc.	31,600	804,536

SEE NOTES TO FINANCIAL STATEMENTS.

A294

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Challenger Ltd. (Australia)	643,758	$2,398,720
Chubb Corp. (The)	160,100	12,058,732
Employers Holdings, Inc.	27,700	570,066
First American Financial Corp.	36,400	876,876
HCC Insurance Holdings, Inc.	20,100	747,921
Infinity Property & Casualty Corp.	14,500	844,480
ING Groep NV (Netherlands), CVA*	279,124	2,651,130
Kemper Corp.	27,700	817,150
Loews Corp.	133,600	5,444,200
Markel Corp.*(a)	2,600	1,126,892
Marsh & McLennan Cos., Inc.	300,100	10,344,447
Meadowbrook Insurance Group, Inc.	29,000	167,620
MetLife, Inc.	478,400	15,758,496
Muenchener Rueckversicherungs- Gesellschaft AG (Germany)	67,327	12,154,456
Platinum Underwriters Holdings Ltd. (Bermuda)	14,800	680,800
ProAssurance Corp.	26,400	1,113,816
Progressive Corp. (The)(a)	501,800	10,587,980
Prudential PLC (United Kingdom)	319,015	4,551,520
QBE Insurance Group Ltd. (Australia)	277,447	3,178,978
Selective Insurance Group, Inc.	42,400	817,048
Sony Financial Holdings, Inc. (Japan)	348,300	6,261,828
StanCorp Financial Group, Inc.	22,000	806,740
State Auto Financial Corp.	27,700	413,838
Storebrand ASA (Norway)*	931,129	4,566,687
Sun Life Financial, Inc. (Canada)	271,700	7,202,904
Swiss Life Holding AG (Switzerland)*	38,202	5,099,060
W.R. Berkley Corp.	39,400	1,486,956
White Mountains Insurance Group Ltd. (Bermuda)	2,900	1,493,500
Willis Group Holdings PLC (Ireland)	178,800	5,995,164
XL Group PLC (Ireland)	650,700	16,306,542

		202,711,913

Internet Services — 1.9%
Amazon.com, Inc.*	120,000	30,136,800
Baidu, Inc. (China), ADR*(a)	40,100	4,021,629
eBay, Inc.*	324,100	16,535,582
Equinix, Inc.*(a)	8,100	1,670,220
Facebook, Inc. (Class A Stock)*	46,100	1,227,643
Google, Inc. (Class A Stock)*	79,200	56,182,104
Groupon, Inc.*(a)	243,300	1,187,304
Kakaku.com, Inc. (Japan)	134,200	4,430,369
Liberty Interactive Corp. (Class A Stock)*	43,300	852,144
LinkedIn Corp. (Class A Stock)*	5,500	631,510
Opentable, Inc.*(a)	17,500	854,000
priceline.com, Inc.*	22,300	13,852,760
Rackspace Hosting, Inc.*(a)	16,900	1,255,163
Tencent Holdings Ltd. (China)	162,600	5,332,745
TIBCO Software, Inc.*	53,200	1,170,932
VeriSign, Inc.*	75,700	2,938,674

		142,279,579

Machinery & Equipment — 0.6%
Applied Industrial Technologies, Inc.	24,100	1,012,441
Babcock & Wilcox Co. (The)	64,050	1,678,110
Caterpillar, Inc.	50,400	4,514,832
Cummins, Inc.	146,200	15,840,770
Deere & Co.	102,400	8,849,408

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery & Equipment (continued)
Gardner Denver, Inc.	8,000	$548,000
iRobot Corp.*(a)	53,700	1,006,338
Joy Global, Inc.	2,200	140,316
Middleby Corp.*	9,670	1,239,791
Modec, Inc. (Japan)	65,200	1,422,353
Nordson Corp.	22,000	1,388,640
Stanley Black & Decker, Inc.	58,000	4,290,260
Toshiba Machine Co. Ltd. (Japan)	206,000	1,022,005

		42,953,264

Manufacturing — 2.0%
3M Co.	269,400	25,013,790
A.O. Smith Corp.	17,450	1,100,572
Actuant Corp. (Class A Stock)	40,700	1,135,937
CLARCOR, Inc.	23,600	1,127,608
Danaher Corp.	462,200	25,836,980
EnPro Industries, Inc.*	36,900	1,509,210
General Electric Co.	2,432,300	51,053,977
Harsco Corp.	42,700	1,003,450
Ingersoll-Rand PLC (Ireland)	204,920	9,827,963
John Bean Technologies Corp.	40,524	720,111
Koppers Holdings, Inc.	27,000	1,030,050
Myers Industries, Inc.	70,100	1,062,015
Pall Corp.	35,200	2,121,152
Parker Hannifin Corp.	83,200	7,076,992
Siemens AG (Germany)	116,132	12,699,172
Textron, Inc.	194,900	4,831,571
Vesuvius PLC (United Kingdom)	550,864	3,096,199

		150,246,749

Media — 1.6%
AMC Networks, Inc. (Class A Stock)*	21,075	1,043,213
Charter Communications, Inc. (Class A Stock)*	15,100	1,151,224
Comcast Corp. (Class A Stock)	504,100	18,843,258
DIRECTV*	124,700	6,254,952
Discovery Communications, Inc. (Class C Stock)*	101,526	5,939,271
DISH Network Corp. (Class A Stock)	8,000	291,200
FactSet Research Systems, Inc.	8,300	730,898
Informa PLC (United Kingdom)	809,641	5,968,739
Liberty Global, Inc. (Class A Stock)*	43,232	2,723,184
McGraw-Hill Cos., Inc. (The)	65,800	3,597,286
News Corp. (Class A Stock)	258,000	6,589,320
Starz - Liberty Capital (Class A Stock)*	21,900	2,540,619
Television Broadcasts Ltd. (Hong Kong)	566,000	4,255,634
Time Warner Cable, Inc.	175,290	17,036,435
Time Warner, Inc.	208,333	9,964,567
Viacom, Inc. (Class B Stock)	158,300	8,348,742
Walt Disney Co. (The)	477,500	23,774,725

		119,053,267

Medical Supplies & Equipment — 1.2%
Baxter International, Inc.(a)	181,700	12,112,122
C.R. Bard, Inc.	34,300	3,352,482
Covidien PLC (Ireland)	151,250	8,733,175
DENTSPLY International, Inc.	232,900	9,225,169
Edwards Lifesciences Corp.*	75,500	6,807,835
Elekta AB (Sweden) (Class B Stock)	557,322	8,690,012
Fresenius SE & Co. KGaA (Germany)	99,173	11,411,740

SEE NOTES TO FINANCIAL STATEMENTS.

A295

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Medical Supplies & Equipment (continued)
Henry Schein, Inc.*	19,500	$1,568,970
Hospira, Inc.*	39,700	1,240,228
Intuitive Surgical, Inc.*	5,600	2,746,072
Sonova Holding AG (Switzerland)*	44,438	4,926,489
STERIS Corp.	21,000	729,330
Stryker Corp.	190,500	10,443,210
Thoratec Corp.*	20,800	780,416
Zimmer Holdings, Inc.	99,100	6,606,006

		89,373,256

Metals & Mining — 1.8%
African Rainbow Minerals Ltd. (South Africa)	7,275	163,858
Agnico-Eagle Mines Ltd. (Canada), (NYSE)	9,700	508,862
Agnico-Eagle Mines Ltd. (Canada), (XTSE)	119,300	6,252,246
Allied Nevada Gold Corp.*(a)	40,400	1,217,252
Alumina Ltd. (Australia)	273,428	262,420
AMCOL International Corp.	3,700	113,516
Angang Steel Co. Ltd. (China) (Class H Stock)*	128,000	96,195
Anglo American PLC (United Kingdom)	34,876	1,099,406
Antofagasta PLC (United Kingdom)	187,514	4,109,381
ArcelorMittal (Luxembourg)	20,695	360,828
AuRico Gold, Inc. (Canada)*	23,400	192,667
Barrick Gold Corp. (Canada)	40,200	1,407,402
BHP Billiton Ltd. (Australia)	446,080	17,415,225
BHP Billiton PLC (United Kingdom)	238,495	8,412,592
Carpenter Technology Corp.	27,800	1,435,314
Centamin PLC (United Kingdom)*	233,323	152,072
Centerra Gold, Inc. (Canada)	19,400	181,576
Cloud Peak Energy, Inc.*	45,500	879,515
Compass Minerals International, Inc.	1,100	82,181
CONSOL Energy, Inc.	122,900	3,945,090
Eastern Platinum Ltd. (Canada)*	612,000	101,518
Eldorado Gold Corp. (Canada), (NYSE)	30,600	394,128
Eldorado Gold Corp. (Canada), (XTSE)	54,400	700,030
First Quantum Minerals Ltd. (Canada)	13,400	295,158
Franco-Nevada Corp. (Canada)	15,800	901,904
Freeport-McMoRan Copper & Gold, Inc.	268,290	9,175,518
Fresnillo PLC (United Kingdom)	29,952	918,679
Glencore International PLC (United Kingdom)	66,129	382,018
Goldcorp, Inc. (Canada)	29,800	1,093,660
Haynes International, Inc.	21,900	1,135,953
Hitachi Metals Ltd. (Japan)	30,000	255,836
Hyundai Steel Co. (South Korea)	5,722	474,909
IAMGOLD Corp. (Canada)	52,200	598,734
Iluka Resources Ltd. (Australia)	36,571	353,422
Impala Platinum Holdings Ltd. (South Africa)	27,502	550,016
Industrias Penoles SAB de CV (Mexico)	3,415	172,255
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	46,000	123,915
Jindal Steel & Power Ltd. (India)	27,643	228,429
Kobe Steel Ltd. (Japan)*	788,000	1,006,851
MAG Silver Corp. (Canada)*	15,100	154,385
Mining & Metallurgical Co. Norilsk Nickel OJSC (Russia), ADR	14,317	271,164
Mongolian Mining Corp. (Cayman Islands)*	240,000	118,940
New Gold, Inc. (Canada)*	22,400	247,938
Newcrest Mining Ltd. (Australia)	31,645	740,264
Newmont Mining Corp.	144,800	6,724,512

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Novolipetsk Steel OJSC (Russia), GDR	7,724	$154,743
Nucor Corp.	126,100	5,444,998
Orica Ltd. (Australia)	8,019	210,950
PanAust Ltd. (Australia)	79,506	282,771
Peabody Energy Corp.	7,700	204,897
Petra Diamonds Ltd. (Bermuda)*	125,809	229,918
Platinum Group Metals Ltd. (Canada)*	310,000	252,438
Polymetal International PLC (United Kingdom)	18,695	362,080
Precision Castparts Corp.	68,600	12,994,212
Rio Tinto Ltd. (Australia)	174,386	12,260,959
Rio Tinto PLC (United Kingdom)	31,429	1,833,126
Rio Tinto PLC (United Kingdom), ADR(a)	100,500	5,838,045
Royal Bafokeng Platinum Ltd. (South Africa)*	16,165	109,642
Sandstorm Gold Ltd. (Canada)*	30,400	357,575
Southern Copper Corp.	5,600	212,016
SSAB AB (Sweden) (Class A Stock)	630,009	5,550,667
Steel Dynamics, Inc.	124,300	1,706,639
Stillwater Mining Co.*	25,700	328,446
Sumitomo Metal Mining Co. Ltd. (Japan)	25,000	352,897
Tahoe Resources, Inc. (Canada)*	12,900	236,031
Teck Resources Ltd. (Canada) (Class B Stock)	7,800	283,472
Tenaris SA (Luxembourg), ADR	10,900	456,928
Tung Ho Steel Enterprise Corp. (Taiwan)	125,000	128,305
Turquoise Hill Resources Ltd. (Canada)*	9,100	69,251
Umicore SA (Belgium)	118,595	6,566,999
United States Steel Corp.(a)	4,860	116,008
Usinas Siderurgicas de Minas Gerais SA (Brazil)	44,400	296,434
Vale SA (Brazil), ADR	58,900	1,234,544
Vedanta Resources PLC (United Kingdom)	11,974	231,189
Vulcan Materials Co.	67,900	3,534,195
Walter Energy, Inc.	2,200	78,936
Western Areas NL (Australia)	27,695	130,624
Westmoreland Coal Co.*(a)	65,900	615,506
Xstrata PLC (United Kingdom)	46,620	813,794
Zijin Mining Group Co. Ltd. (China) (Class H Stock)	624,000	251,231

		139,138,200

Office Equipment — 0.1%
Canon, Inc. (Japan)	185,150	7,176,369
Herman Miller, Inc.	39,400	843,948

		8,020,317

Oil & Gas — 6.3%
Anadarko Petroleum Corp.	163,860	12,176,437
Apache Corp.	188,600	14,805,100
Baker Hughes, Inc.	62,640	2,558,218
Beach Energy Ltd. (Australia)	4,350,475	6,826,975
Beijing Enterprises Holdings Ltd. (Hong Kong)	8,500	55,754
BG Group PLC (United Kingdom)	554,988	9,257,139
Bill Barrett Corp.*(a)	6,700	119,193
BP PLC (United Kingdom), ADR	87,400	3,639,336
Cabot Oil & Gas Corp.	2,200	109,428
Cameron International Corp.*	158,100	8,926,326
CenterPoint Energy, Inc.	395,900	7,621,075

SEE NOTES TO FINANCIAL STATEMENTS.

A296

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas (continued)
Centrica PLC (United Kingdom)	28,004	$152,838
Chesapeake Utilities Corp.	22,100	1,003,340
Chevron Corp.	513,822	55,564,711
China Oilfield Services Ltd. (China) (Class H Stock)	3,740,000	7,841,911
Cimarex Energy Co.	71,821	4,146,226
Cobalt International Energy, Inc.*	8,000	196,480
Concho Resources, Inc.*	20,400	1,643,424
ConocoPhillips	118,200	6,854,418
Contango Oil & Gas Co.	29,600	1,253,856
Devon Energy Corp.	126,300	6,572,652
Diamond Offshore Drilling, Inc.(a)	3,600	244,656
Energy XXI Bermuda Ltd. (Bermuda)	4,200	135,198
Eni SpA (Italy)	467,679	11,457,037
ENN Energy Holdings Ltd. (Cayman Islands)	12,000	52,583
Ensco PLC (United Kingdom) (Class A Stock)	4,900	290,472
EOG Resources, Inc.	1,800	217,422
EQT Corp.	71,300	4,205,274
Exterran Holdings, Inc.*(a)	72,500	1,589,200
Exxon Mobil Corp.	1,277,212	110,542,699
FMC Technologies, Inc.*	177,336	7,595,301
Forum Energy Technologies, Inc.*(a)	5,400	133,650
GAIL India Ltd. (India)	500	3,285
GeoMet, Inc.*	91,300	12,782
Goodrich Petroleum Corp.*(a)	41,200	383,984
Halliburton Co.	7,200	249,768
Hess Corp.	195,000	10,327,200
Hollyfrontier Corp.	47,360	2,204,608
Laredo Petroleum Holdings, Inc.*(a)	4,900	88,984
Marathon Petroleum Corp.	2,000	126,000
Matador Resources Co.*	7,900	64,780
Murphy Oil Corp.	150,700	8,974,185
National Grid PLC (United Kingdom)	809,262	9,281,809
Newfield Exploration Co.*	69,500	1,861,210
Noble Corp. (Switzerland)	168,600	5,870,652
Northern Oil and Gas, Inc.*(a)	94,900	1,596,218
NovaTek OAO (Russia), GDR	1,623	183,881
Occidental Petroleum Corp.	153,700	11,774,957
Ophir Energy PLC (United Kingdom)*	19,386	160,204
Origin Energy Ltd. (Australia)	6,020	74,002
PDC Energy, Inc.*	2,800	92,988
Petroleo Brasileiro SA (Brazil), ADR	194,700	3,757,710
Phillips 66	210,650	11,185,515
Pioneer Natural Resources Co.	68,500	7,301,415
QEP Resources, Inc.	8,300	251,241
Range Resources Corp.	86,500	5,434,795
Royal Dutch Shell PLC (United Kingdom) (Class B Stock), ADR	394,400	27,959,016
Royal Dutch Shell PLC (United Kingdom), ADR	3,600	248,220
Saipem SpA (Italy)	124,854	4,863,465
Salamander Energy PLC (United Kingdom)*	23,805	73,707
Santos Ltd. (Australia)	7,562	88,602
Schlumberger Ltd. (Curacao)	439,715	30,467,852
Sempra Energy	107,000	7,590,580
SM Energy Co.	5,700	297,597
Southwestern Energy Co.*(a)	207,400	6,929,234
Statoil ASA (Norway)	538,978	13,584,737

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas (continued)
Subsea 7 SA (Luxembourg)	13,836	$332,511
Superior Energy Services, Inc.*	37,181	770,390
Tokyo Gas Co. Ltd. (Japan)	5,000	22,845
Trican Well Service Ltd. (Canada)	15,200	200,487
Tullow Oil PLC (United Kingdom)	17,855	372,232
Valero Energy Corp.	357,200	12,187,664
Whiting Petroleum Corp.*	37,700	1,635,049
WPX Energy, Inc.*	255,900	3,807,792

		480,482,482

Paper & Forest Products — 0.1%
Clearwater Paper Corp.*	21,462	840,452
International Paper Co.	224,600	8,948,064

		9,788,516

Pharmaceuticals — 4.3%
Abbott Laboratories	456,000	29,868,000
AbbVie, Inc.*	58,500	1,998,360
Alkermes PLC (Ireland)*(a)	70,400	1,303,808
Allergan, Inc.	87,000	7,980,510
AmerisourceBergen Corp.	102,500	4,425,950
Astellas Pharma, Inc. (Japan)	211,100	9,491,392
Bayer AG (Germany)	245,250	23,387,612
Eli Lilly & Co.	248,000	12,231,360
Express Scripts Holding Co.*	290,488	15,686,352
GlaxoSmithKline PLC (United Kingdom)	9,997	217,659
GlaxoSmithKline PLC (United Kingdom), ADR	597,000	25,951,590
Herbalife Ltd. (Cayman Islands)	65,200	2,147,688
Idenix Pharmaceuticals, Inc.*(a)	261,300	1,267,305
Isis Pharmaceuticals, Inc.*(a)	84,800	887,008
Johnson & Johnson(a)	615,646	43,156,785
McKesson Corp.	112,500	10,908,000
Merck & Co., Inc.	842,189	34,479,218
Neurocrine Biosciences, Inc.*	140,900	1,053,932
Onyx Pharmaceuticals, Inc.*	11,100	838,383
Pacira Pharmaceuticals, Inc.*(a)	48,600	849,042
Pfizer, Inc.	2,029,474	50,899,208
Pharmacyclics, Inc.*(a)	35,300	2,043,870
Roche Holding AG (Switzerland)	65,946	13,333,041
Sanofi (France)	286,729	27,190,626
Takeda Pharmaceutical Co. Ltd. (Japan)	161,700	7,227,182
Theravance, Inc.*(a)	59,200	1,318,384

		330,142,265

Pipelines — 0.3%
APA Group (Australia)	4,841	27,947
Enbridge, Inc. (Canada)	3,900	168,672
Spectra Energy Corp.	418,700	11,464,006
Williams Cos., Inc. (The)	372,000	12,179,280

		23,839,905

Printing & Publishing
Consolidated Graphics, Inc.*	13,560	473,515

Real Estate — 0.3%
Aliansce Shopping Centers SA (Brazil)	11,500	137,382
BR Malls Participacoes SA (Brazil)	9,300	122,728
CapitaMalls Asia Ltd. (Singapore)	76,000	122,402
China Resources Land Ltd. (Cayman Islands)	100,000	277,070

SEE NOTES TO FINANCIAL STATEMENTS.

A297

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate (continued)
Forest City Enterprises, Inc. (Class A Stock)*	38,900	$628,235
Global Logistic Properties Ltd. (Singapore)	47,000	108,698
Goldcrest Co. Ltd. (Japan)	40,340	686,602
Hang Lung Properties Ltd. (Hong Kong)	111,000	446,710
Hongkong Land Holdings Ltd. (Bermuda)	41,000	290,075
Howard Hughes Corp. (The)*	10,400	759,408
Hufvudstaden AB (Sweden) (Class A Stock)	20,150	255,194
Hysan Development Co. Ltd. (Hong Kong)	38,000	184,788
Iguatemi Empresa de Shopping Centers SA (Brazil)	5,700	75,833
Kerry Properties Ltd. (Bermuda)	1,316,000	6,913,622
Mitsubishi Estate Co. Ltd. (Japan)	29,000	694,280
Mitsui Fudosan Co. Ltd. (Japan)	268,000	6,556,106
PDG Realty SA Empreendimentos e Participacoes (Brazil)	1,227,300	1,984,060
PSP Swiss Property AG (Switzerland)	3,974	376,136
St. Joe Co. (The)*(a)	67,900	1,567,132
Sun Hung Kai Properties Ltd. (Hong Kong)	42,000	636,940

		22,823,401

Real Estate Investment Trusts — 1.7%
Acadia Realty Trust	5,000	125,400
Alexandria Real Estate Equities, Inc.	5,300	367,396
American Campus Communities, Inc.	7,600	350,588
American Tower Corp.	229,435	17,728,442
AvalonBay Communities, Inc.	45,500	6,169,345
BioMed Realty Trust, Inc.	23,900	461,987
Boston Properties, Inc.	30,500	3,227,205
BRE Properties, Inc.	15,300	777,699
Brookfield Canada Office Properties (Canada)	7,700	226,580
Camden Property Trust	29,300	1,998,553
Canadian Real Estate Investment Trust (Canada)	5,600	244,110
CapitaCommercial Trust (Singapore)	72,000	99,916
Capital Shopping Centres Group PLC (United Kingdom)(g)	27,758	159,694
CapitaMall Trust (Singapore)	182,000	319,824
CBL & Associates Properties, Inc.	14,900	316,029
CFS Retail Property Trust (Australia)	164,482	329,042
Charter Hall Retail (Australia)	79,900	313,354
DCT Industrial Trust, Inc.(a)	42,700	277,123
Derwent London PLC (United Kingdom)	6,372	220,534
Digital Realty Trust, Inc.(a)	3,200	217,248
Douglas Emmett, Inc.	32,100	747,930
Duke Realty Corp.	90,700	1,258,009
EastGroup Properties, Inc.	24,700	1,329,107
Equity One, Inc.	7,100	149,171
Equity Residential	24,800	1,405,416
Essex Property Trust, Inc.(a)	5,500	806,575
Eurocommercial Properties NV (Netherlands)	2,173	87,342
Federal Realty Investment Trust	10,300	1,071,406
Frontier Real Estate Investment Corp. (Japan)	17	148,235
Gecina SA (France)	1,769	200,328
General Growth Properties, Inc.	292,800	5,812,080
GLP J-Reit (Japan)	134	102,393
GPT Group (Australia)	24,268	93,412

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Great Portland Estates PLC (United Kingdom)	21,704	$174,503
Hammerson PLC (United Kingdom)	23,680	189,884
Healthcare Realty Trust, Inc.	19,900	477,799
Highwoods Properties, Inc.	10,400	347,880
Host Hotels & Resorts, Inc.	28,800	451,296
Kilroy Realty Corp.	13,800	653,706
Kimco Realty Corp.(a)	42,500	821,100
Land Securities Group PLC (United Kingdom)	11,409	152,208
LaSalle Hotel Properties	42,400	1,076,536
Macerich Co. (The)	19,700	1,148,510
Mapletree Industrial Trust (Singapore)	266,000	297,013
Nippon Accommodations Fund, Inc. (Japan)	46	319,680
Pebblebrook Hotel Trust	7,900	182,490
Plum Creek Timber Co., Inc.	12,200	541,314
Post Properties, Inc.	3,300	164,835
Potlatch Corp.	30,360	1,189,808
Primaris Retail Real Estate Investment Trust (Canada)	19,500	527,345
ProLogis, Inc.	36,000	1,313,640
PS Business Parks, Inc.	3,000	194,940
Public Storage	47,358	6,865,016
Regency Centers Corp.	43,300	2,040,296
Saul Centers, Inc.	2,300	98,417
Shaftesbury PLC (United Kingdom)	31,294	287,880
Simon Property Group, Inc.	141,461	22,363,569
SL Green Realty Corp.	75,218	5,765,460
Stockland (Australia)	78,474	290,160
Taubman Centers, Inc.	6,600	519,552
Terreno Realty Corp.	3,900	60,216
Unibail-Rodamco SE (France)	35,944	8,716,578
Vornado Realty Trust	147,700	11,827,816
Weingarten Realty Investors(a)	63,030	1,687,313
Westfield Group (Australia)	17,508	193,357
Westfield Retail Trust (Australia)	2,127,507	6,712,224
Weyerhaeuser Co.	219,646	6,110,552

		130,904,366

Restaurants — 0.4%
McDonald’s Corp.	184,200	16,248,282
Sonic Corp.*	91,325	950,693
Starbucks Corp.	279,600	14,992,152

		32,191,127

Retail & Merchandising — 2.9%
Advance Auto Parts, Inc.	21,900	1,584,465
American Eagle Outfitters, Inc.	59,400	1,218,294
Ascena Retail Group, Inc.*	67,138	1,241,382
CarMax, Inc.*(a)	498,000	18,694,920
Casey’s General Stores, Inc.	23,000	1,221,300
Chico’s FAS, Inc.	62,100	1,146,366
Chipotle Mexican Grill, Inc.*	21,800	6,484,628
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	170,848	13,410,809
CVS Caremark Corp.	263,576	12,743,900
Dick’s Sporting Goods, Inc.	28,800	1,310,112
Dollar General Corp.*	40,800	1,798,872
Dollar Tree, Inc.*	141,900	5,755,464
FamilyMart Co. Ltd. (Japan)	155,600	6,410,423

SEE NOTES TO FINANCIAL STATEMENTS.

A298

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (continued)
Harry Winston Diamond Corp. (Canada)*	16,400	$230,494
Hibbett Sports, Inc.*(a)	6,800	358,360
Home Depot, Inc. (The)	349,800	21,635,130
Inditex SA (Spain)	41,619	5,847,765
Kingfisher PLC (United Kingdom)	1,585,795	7,409,781
Kohl’s Corp.	324,800	13,959,904
Lojas Renner SA (Brazil)	93,400	3,637,924
Lowe’s Cos., Inc.	135,300	4,805,856
Macy’s, Inc.	217,800	8,498,556
Pantry, Inc. (The)*	32,500	394,225
Parkson Retail Group Ltd. (Cayman Islands)	4,377,500	3,557,911
PPR (France)	55,965	10,510,885
PVH Corp.	50,800	5,639,308
Ross Stores, Inc.	110,800	5,999,820
Target Corp.	170,800	10,106,236
Tim Hortons, Inc. (Canada)	30,800	1,514,744
Wal-Mart Stores, Inc.	479,100	32,688,993
Yum! Brands, Inc.	114,600	7,609,440
Zhongsheng Group Holdings Ltd. (China)	2,953,500	4,534,205

		221,960,472

Semiconductors — 1.4%
Applied Materials, Inc.	648,600	7,419,984
ASML Holding NV (Netherlands)	113,024	7,248,682
Atmel Corp.*	738,000	4,833,900
Avago Technologies Ltd. (Singapore)	17,700	560,382
Broadcom Corp. (Class A Stock)	190,380	6,322,520
BTU International, Inc.*	12,800	25,472
Cree, Inc.*(a)	37,100	1,260,658
Intel Corp.	854,800	17,634,524
Intersil Corp. (Class A Stock)	76,000	630,040
KLA-Tencor Corp.	93,700	4,475,112
Maxim Integrated Products, Inc	45,200	1,328,880
Micron Technology, Inc.*	647,600	4,112,260
NVIDIA Corp.	132,900	1,633,341
ON Semiconductor Corp.*	200,910	1,416,415
QUALCOMM, Inc.	496,700	30,805,334
Rovi Corp.*	21,500	331,745
Semtech Corp.*	45,910	1,329,095
Sumco Corp. (Japan)*	218,500	2,149,260
Supertex, Inc.	36,100	633,555
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	2,230,749	7,461,433
Texas Instruments, Inc.	118,000	3,650,920
Tokyo Electron Ltd. (Japan)	91,700	4,229,320

		109,492,832

Software
Guidewire Software, Inc.*	8,600	255,592
Nuance Communications, Inc.*(a)	62,000	1,383,840

		1,639,432

Telecommunications — 2.8%
Alcatel-Lucent (France)*	1,512,557	2,039,338
America Movil SAB de CV (Mexico) (Class L Stock), ADR	410,700	9,503,598
Aruba Networks, Inc.*(a)	83,780	1,738,435
AT&T, Inc.	1,835,217	61,865,165
Cisco Systems, Inc.	1,127,400	22,153,410
Comverse Technology, Inc.*	120	461

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (continued)
Crown Castle International Corp.*	138,600	$10,001,376
Eutelsat Communications SA (France)	655	21,786
Finisar Corp.*(a)	125,637	2,047,883
Hutchison Telecommunications Hong Kong Holdings Ltd. (Cayman Islands)	2,157,000	997,970
Ixia*	20,060	340,619
Juniper Networks, Inc.*	338,500	6,658,295
Leap Wireless International, Inc.*(a)	100,600	668,990
Motorola Solutions, Inc.	116,000	6,458,880
NII Holdings, Inc.*	54,000	385,020
Nippon Telegraph & Telephone Corp. (Japan)	194,900	8,205,869
Rignet, Inc.*	21,324	435,649
SBA Communications Corp. (Class A Stock)*	18,900	1,342,278
Softbank Corp. (Japan)	171,700	6,291,300
Telecom Italia SpA (Italy)	9,878,322	7,862,106
Telefonica SA (Spain)	467,710	6,332,385
Telstra Corp. Ltd. (Australia)	1,717,161	7,824,667
Verizon Communications, Inc.	502,700	21,751,829
Vodafone Group PLC (United Kingdom), ADR	874,392	22,025,934
Ziggo NV (Netherlands)	109,824	3,589,285

		210,542,528

Tobacco — 0.4%
Alliance One International, Inc.*	213,900	778,596
Philip Morris International, Inc.	392,600	32,837,064

		33,615,660

Toys — 0.1%
Hasbro, Inc.(a)	133,800	4,803,420

Transportation — 1.0%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	1,089	8,246,621
Asciano Ltd. (Australia)	7,344	35,927
C.H. Robinson Worldwide, Inc.	44,900	2,838,578
Canadian Pacific Railway Ltd. (Canada)	200	20,288
Central Japan Railway Co. (Japan)	104,200	8,456,821
Container Corp. of India (India)	1,112	18,794
CSX Corp.	345,200	6,810,796
East Japan Railway Co. (Japan)	800	51,731
Expeditors International of Washington, Inc.	50,900	2,013,095
FedEx Corp.	132,200	12,125,384
Globaltrans Investment PLC (Cyprus)	2,898	47,681
Greenbrier Cos., Inc.*	25,000	404,250
Hutchison Port Holdings Trust (Singapore)	33,000	26,070
J.B. Hunt Transport Services, Inc.	13,200	788,172
Kansas City Southern	21,900	1,828,212
Knight Transportation, Inc.	56,000	819,280
Koninklijke Vopak NV (Netherlands)	648	45,806
Nippon Yusen Kabushiki Kaisha (Japan)	259,000	609,642
Toll Holdings Ltd. (Australia)	4,361	20,902
Union Pacific Corp.	150,100	18,870,572
United Parcel Service, Inc. (Class B Stock)	183,200	13,507,336
UTi Worldwide, Inc. (British Virgin Islands)	49,500	663,300

		78,249,258

Utilities — 0.8%
AES Corp. (The)	1,496,200	16,009,340

SEE NOTES TO FINANCIAL STATEMENTS.

A299

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Utilities (continued)
American Electric Power Co., Inc.	173,600	$7,409,248
DTE Energy Co.	500	30,025
E.ON AG (Germany)	536,308	10,059,063
Entergy Corp.	197,200	12,571,500
FirstEnergy Corp.	177,208	7,400,206
Great Plains Energy, Inc.	50,700	1,029,717
OGE Energy Corp.	25,200	1,419,012
Southwest Gas Corp.	34,580	1,466,538
TECO Energy, Inc.	181,700	3,045,292

		60,439,941

Water
Pennon Group PLC (United Kingdom)	3,727	38,043
Suez Environnement Co. (France)	4,079	49,204
United Utilities Group PLC (United Kingdom)	6,879	75,729
Veolia Environnement (France)	1,495	18,124

		181,100

TOTAL COMMON STOCKS (cost $4,411,448,669)		4,843,384,545

PREFERRED STOCKS — 0.3%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom) (PRFC C)*	51,170,952	83,125

Automobile Manufacturers — 0.3%
General Motors Co., Series B, (PRFC), 4.750%	20,550	906,871
Volkswagen AG (Germany) (PRFC)	78,623	18,040,071

		18,946,942

Electric
Cia Energetica de Minas Gerais (Brazil), (PRFC), 6.820%	2,400	26,491

Financial Services
Ally Financial, Inc., 144A, 7.000%	725	712,109
GMAC Capital Trust I, Series 2, 8.125%	25,900	690,235

		1,402,344

TOTAL PREFERRED STOCKS (cost $14,051,568)		20,458,902

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.8%
Ally Auto Receivables Trust,
Series 2009-B, Class C, 144A
4.060%	05/16/16(g)	Aaa	$1,625	1,672,260
Series 2012-SN1, Class A4
0.700%	12/21/15	AAA(d)	2,340	2,341,279
Ally Master Owner Trust,
Series 2012-5, Class A
1.540%	09/15/19	AAA(d)	3,765	3,778,411
American Express Credit Account Master Trust,
Series 2012-5, Class C, 144A
1.070%	05/15/18(g)	AA(d)	700	700,084

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust,
Series 2010-2, Class B
2.730%	03/09/15	Aaa	$864	868,055
Series 2012-1, Class A3
1.230%	09/08/16	Aaa	550	555,565
Series 2012-5, Class C
1.690%	11/08/18	A+(d)	710	709,952
Cabela’s Master Credit Card Trust,
Series 2012-1A, Class A1, 144A
1.630%	02/18/20(g)	AAA(d)	2,438	2,499,494
CarMax Auto Owner Trust,
Series 2009-2, Class B
4.650%	08/17/15	AA+(d)	1,335	1,391,321
Series 2012-1, Class A4
1.250%	06/15/17	AAA(d)	1,565	1,591,666
Series 2012-3, Class D
2.290%	04/15/19	Baa1	995	993,687
CenterPoint Energy Transition Bond Co. LLC,
Series 2001-1, Class A4
5.630%	09/15/15	Aaa	62	63,649
Chase Funding Mortgage Loan Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599%	09/25/31	B2	23	18,118
CIT Equipment Collateral,
Series 2012-VT1, Class A3, 144A
1.100%	08/22/16(g)	Aaa	1,210	1,213,294
CNH Equipment Trust,
Series 2010-C, Class A4
1.750%	05/16/16	Aaa	1,900	1,929,055
Series 2012-D, Class B
1.270%	05/15/20	A2	2,075	2,071,874
Countrywide Asset-Backed Certificates,
Series 2004-BC1, Class M2
1.815%(c)	01/25/34	Caa3	918	680,223
Dominos Pizza Master Issuer LLC,
Series 2012-1A, Class A2, 144A
5.216%	01/25/42(g)	Baa1	4,776	5,366,770
Ford Credit Auto Lease Trust,
Series 2012-A, Class A4
1.030%	04/15/15	Aaa	825	831,181
Series 2012-B, Class B, 144A
1.100%	12/15/15(g)	Aa2	505	505,474
Series 2012-B, Class C, 144A
1.500%	03/15/17(g)	A2	625	625,485
Ford Credit Auto Owner Trust,
Series 2009-D, Class D, 144A
8.140%	02/15/16(g)	Aaa	400	423,754
Ford Credit Floorplan Master Owner Trust,
Series 2012-2, Class A
1.920%	01/15/19	Aaa	1,945	1,997,114
Series 2012-5, Class A
1.490%	09/15/19	Aaa	3,695	3,651,778
GE Capital Credit Card Master Note Trust,
Series 2012-2, Class A
2.220%	01/15/22	Aaa	2,515	2,615,165
Series 2012-6, Class B
1.830%	08/17/20	NR	4,900	5,026,965
Huntington Auto Trust,
Series 2011-1A, Class B, 144A
1.840%	01/17/17(g)	Aaa	120	122,560

SEE NOTES TO FINANCIAL STATEMENTS.

A300

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Series 2011-1A, Class C, 144A
2.530%	03/15/17(g)	Aaa	$575	590,658
Series 2012-1, Class A4
1.180%	06/15/17	Aaa	2,465	2,502,138
Hyundai Auto Receivables Trust,
Series 2012-A, Class A4
0.950%	12/15/16	Aaa	2,425	2,447,342
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A, 144A
5.737%	04/20/28(g)	Aaa	67	67,294
Series 2006-2A, Class A, 144A
5.362%	10/20/28(g)	Aaa	18	18,277
Merrill Lynch Mortgage Investors, Inc.,
Series 2005-WMC1, Class M1
0.960%(c)	09/25/35	Baa1	587	532,764
Nordstrom Private Label Credit Card Master Note Trust,
Series 2011-1A, Class A, 144A
2.280%	11/15/19(g)	Aaa	2,240	2,327,067
SMART Trust (Australia),
Series 2011-1USA, Class A3A, 144A
1.770%	10/14/14(g)	Aaa	751	754,905
Series 2011-2USA, Class A3A, 144A
1.540%	03/14/15(g)	Aaa	830	834,289
Series 2012-2USA, Class A4A, 144A
2.060%	03/14/18(g)	Aaa	1,205	1,237,470
Series 2012-4US, Class A4A
1.250%	08/14/18	Aaa	995	992,886
Terwin Mortgage Trust,
Series 2005-14HE, Class AF2
4.849%	08/25/36	A1	393	399,429
Wheels SPV LLC,
Series 2012-1, Class A3, 144A
1.530%	03/20/21(g)	AAA(d)	625	635,184
World Omni Auto Receivables Trust,
Series 2011-B, Class A3
0.960%	08/15/16	Aaa	2,180	2,195,703
Series 2012-A, Class B
1.490%	05/15/19	A1	2,415	2,424,124

TOTAL ASSET-BACKED SECURITIES (cost $60,970,853)				62,203,763

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.2%
American Tower Trust,
Series 2007-1A, Class D, 144A
5.957%	04/15/37(g)	Baa2	250	255,728
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2005-3, Class A2
4.501%	07/10/43	Aaa	86	86,600
Series 2007-1, Class AAB
5.422%	01/15/49	Aaa	2,502	2,637,096
Series 2007-4, Class A4
5.729%(c)	02/10/51	A+(d)	720	850,001
Series 2007-5, Class A4
5.492%	02/10/51	BBB+(d)	5,363	6,272,067
Series 2008-1, Class A4
6.205%(c)	02/10/51	Aaa	5,765	6,989,895

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class AAB
4.804%	09/11/42	Aaa	$174	$180,783
Series 2006-PW12, Class A4
5.712%(c)	09/11/38	Aaa	300	343,413
Series 2007-PW17, Class A4
5.694%(c)	06/11/50	AA+(d)	2,795	3,302,919
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306%	12/10/46	Aaa	4,480	5,147,717
Series 2007-C9, Class A4
5.800%(c)	12/10/49	Aaa	3,985	4,735,089
Series 2012-CR3, Class A3
2.822%	11/15/45	Aaa	2,585	2,655,278
FREMF Mortgage Trust,
Series 2012-K22, Class B, 144A
3.687%(c)	08/25/45(g)	A+(d)	1,235	1,233,482
Series 2012-K23, Class B, 144A
3.656%(c)	10/25/45(g)	NR	1,180	1,147,893
Series 2012-K711, Class B, 144A
3.563%(c)	08/25/45(g)	NR	1,980	2,028,035
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A3
4.569%	08/10/42	Aaa	416	417,340
Series 2005-GG3, Class AAB
4.619%	08/10/42	Aaa	58	58,651
Series 2006-GG7, Class A4
5.867%(c)	07/10/38	Aaa	1,775	2,038,428
GS Mortgage Securities Corp. II,
Series 2006-GG6, Class A4
5.553%(c)	04/10/38	AAA(d)	1,815	2,043,400
Series 2012-GCJ9, Class A3
2.773%	11/10/45	Aaa	1,910	1,921,502
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824%(c)	10/15/42	Aaa	145	150,276
Series 2006-CB15, Class A4
5.814%(c)	06/12/43	Aaa	1,450	1,654,599
Series 2006-LDP9, Class A3
5.336%	05/15/47	Aa3	4,630	5,296,641
Series 2007-C1, Class A4
5.716%	02/15/51	Aa2	2,945	3,489,784
Series 2007-CB18, Class A4
5.440%	06/12/47	Aaa	4,400	5,064,198
Series 2007-CB19, Class A4
5.728%(c)	02/12/49	Aa2	580	680,212
Series 2007-CB20, Class A4
5.794%(c)	02/12/51	Aaa	1,685	2,007,479
Series 2007-LD12, Class A4
5.882%(c)	02/15/51	Aaa	3,685	4,346,476
Series 2012-C8, Class A3
2.829%	10/15/45	AAA(d)	2,455	2,532,648
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
5.866%(c)	06/15/38	Aaa	2,425	2,800,145
Series 2006-C7, Class A3
5.347%	11/15/38	AAA(d)	861	989,422

SEE NOTES TO FINANCIAL STATEMENTS.

A301

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2007-C2, Class A3
5.430%	02/15/40	A-(d)	$260	$298,394
Series 2008-C1, Class AM
6.157%(c)	04/15/41	Baa1	370	425,965
Merrill Lynch Mortgage Trust,
Series 2006-C2, Class AM
5.782%(c)	08/12/43	A2	1,310	1,466,841
Series 2007-C1, Class A4
5.849%(c)	06/12/50	BBB+(d)	2,580	2,968,006
Series 2008-C1, Class A4
5.690%	02/12/51	Aaa	3,115	3,686,606
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A3
5.558%(c)	03/15/45	Aaa	2,108	2,386,992
Series 2007-C34, Class A3
5.678%	05/15/46	Aaa	3,430	4,025,465

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $84,236,627)				88,615,466

CORPORATE OBLIGATIONS — 11.9%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The),
Sr. Unsec’d. Notes
4.000%	03/15/22(a)	Baa3	2,345	2,427,854
10.000%	07/15/17	Baa3	1,885	2,059,363
inVentiv Health, Inc.,
Gtd. Notes, 144A
10.000%	08/15/18	Caa2	250	215,625
10.250%	08/15/18	Caa2	375	323,437
Lamar Media Corp.,
Gtd. Notes
5.875%	02/01/22(a)	B1	1,025	1,112,125
Gtd. Notes, 144A
5.000%	05/01/23	B1	200	205,500
Omnicom Group, Inc.,
Gtd. Notes
3.625%	05/01/22	Baa1	2,010	2,093,855
4.450%	08/15/20	Baa1	2,515	2,798,531
6.250%	07/15/19	Baa1	840	1,025,041
WPP Finance 2010 (United Kingdom),
Gtd. Notes
3.625%	09/07/22	Baa2	1,810	1,800,349
4.750%	11/21/21(a)	Baa2	1,060	1,148,082

				15,209,762

Aerospace & Defense — 0.1%
Ducommun, Inc.,
Gtd. Notes
9.750%	07/15/18	B3	525	564,375
Embraer SA (Brazil),
Sr. Unsec’d. Notes
5.150%	06/15/22	Baa3	240	262,800
Esterline Technologies Corp.,
Gtd. Notes
7.000%	08/01/20	Ba2	125	138,437
Kratos Defense & Security Solutions, Inc.,
Sr. Sec’d. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Aerospace & Defense (continued)
10.000%	06/01/17	B3	$500	$548,750
L-3 Communications Corp.,
Gtd. Notes
4.750%	07/15/20	Baa3	2,810	3,132,127
4.950%	02/15/21(a)	Baa3	1,155	1,303,193
Moog, Inc.,
Sr. Sub. Notes
7.250%	06/15/18	Ba3	75	78,844
Silver II Borrower/Silver II US Holdings LLC (Luxembourg),
Sr. Unsec’d. Notes, 144A
7.750%	12/15/20	Caa1	375	388,125
Spirit Aerosystems, Inc.,
Gtd. Notes
7.500%	10/01/17	Ba3	75	80,250
Transdigm, Inc.,
Gtd. Notes
7.750%	12/15/18	B3	620	685,875

				7,182,776

Agriculture
Mriya Agro Holding PLC (Cyprus),
Sr. Unsec’d. Notes, 144A
10.950%	03/30/16	B(d)	300	295,162

Airlines — 0.1%
Continental Airlines 2009-1 Pass-Through Trust,
Pass-Through Certificates
9.000%	07/08/16	Baa2	360	416,393
Continental Airlines 2009-2 Class A Pass-Through Trust,
Pass-Through Certificates
7.250%	11/10/19	Baa2	246	283,267
Continental Airlines 2009-2 Class B Pass-Through Trust,
Pass-Through Certificates
9.250%	05/10/17(g)	Ba2	18	19,804
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	01/12/21(a)	Baa2	262	287,049
Continental Airlines 2012-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.150%	04/11/24	Baa2	865	915,819
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/15(a)	Ba2	1,150	1,207,500
Delta Air Lines 2010-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.950%	05/23/19	Baa2	404	440,621
Delta Air Lines 2011-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.300%	04/15/19(a)	Baa2	160	176,477
Southwest Airlines Co.,
Sr. Unsec’d. Notes
5.125%	03/01/17	Baa3	1,880	2,080,406
United Air Lines, Inc.,
Sec’d. Notes, 144A
12.000%	11/01/13	B2	75	75,563
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	06/03/25	Ba1	130	132,600
US Airways 2012-2 Class B Pass-Through Trust,
Pass-Through Certificates

SEE NOTES TO FINANCIAL STATEMENTS.

A302

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Airlines (continued)
6.750%	06/03/21	B1	$60	$61,725

				6,097,224

Automobile Manufacturers
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.000%	06/15/19(a)	B2	1,000	1,090,000
8.250%	06/15/21(a)	B2	675	742,500
Navistar International Corp.,
Gtd. Notes
8.250%	11/01/21(a)	B3	300	289,500
Oshkosh Corp.,
Gtd. Notes
8.250%	03/01/17	B1	675	740,813
Sr. Sec’d. Notes
8.500%	03/01/20	B1	650	719,875

				3,582,688

Automotive Parts — 0.1%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A
7.125%	05/15/19	B3	550	587,125
American Axle & Manufacturing, Inc.,
Sr. Unsec’d. Notes
6.625%	10/15/22(a)	B2	625	634,375
Conti-Gummi Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
8.500%	07/15/15	Ba2	EUR 125	178,123
Delphi Corp.,
Gtd. Notes
6.125%	05/15/21(a)	Ba2	300	333,000
Sr. Unsec’d. Notes
5.875%	05/15/19(a)	Ba2	250	268,125
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
7.000%	05/15/22(a)	B1	475	509,437
8.250%	08/15/20	B1	350	384,125
8.750%	08/15/20	B1	125	144,063
O’Reilly Automotive, Inc.,
Gtd. Notes
3.800%	09/01/22(a)	Baa3	1,995	2,075,770
4.875%	01/14/21	Baa3	1,870	2,071,246
Penske Automotive Group, Inc.,
Gtd. Notes, 144A
5.750%	10/01/22	B2	375	386,250
Pittsburgh Glass Works LLC,
Sr. Sec’d. Notes, 144A
8.500%	04/15/16	B2	625	575,000
Schaeffler Finance BV (Netherlands),
Sr. Sec’d. Notes, 144A
7.750%	02/15/17	Ba3	450	499,500
8.500%	02/15/19(a)	Ba3	600	678,000

				9,324,139

Beverages — 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey),
Sr. Unsec’d. Notes, 144A
3.375%	11/01/22	Baa3	960	945,600

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Beverages (continued)
Coca-Cola Femsa SAB de CV (Mexico),
Sr. Unsec’d. Notes
4.625%	02/15/20	A2	$1,060	$1,195,235
Constellation Brands, Inc.,
Gtd. Notes
4.625%	03/01/23	Ba1	275	287,375
6.000%	05/01/22(a)	Ba1	475	543,875
Corp. Lindley SA (Peru),
Sr. Unsec’d. Notes, 144A
6.750%	11/23/21	BB+(d)	145	167,475
Cott Beverages, Inc.,
Gtd. Notes
8.125%	09/01/18	B3	425	469,625
Dr. Pepper Snapple Group, Inc.,
Gtd. Notes
2.000%	01/15/20	Baa1	395	393,804
Heineken NV (Netherlands),
Sr. Notes, 144A
2.750%	04/01/23(g)	Baa1	1,240	1,217,539
Pernod-Ricard SA (France),
Sr. Unsec’d. Notes, 144A
4.450%	01/15/22(g)	Baa3	1,360	1,504,129

				6,724,657

Biotechnology
Bio-Rad Laboratories, Inc.,
Sr. Sub. Notes
8.000%	09/15/16	Ba2	125	135,875
Life Technologies Corp.,
Sr. Unsec’d. Notes
3.500%	01/15/16	Baa3	755	794,643
4.400%	03/01/15	Baa3	665	708,766

				1,639,284

Broadcasting — 0.1%
Clear Channel Communications, Inc.,
Sr. Unsec’d. Notes
4.900%	05/15/15(a)	Ca	675	573,750
7.250%	10/15/27	Ca	125	62,500
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
7.625%	03/15/20	B3	650	654,875
7.625%	03/15/20(a)	B3	125	124,687
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.250%	12/15/22(g)	Baa2	575	592,973
8.375%	03/01/39(g)	Baa2	1,180	1,810,885
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.,
Sec’d. Notes
8.875%	04/15/17(a)	B3	925	1,015,187
Sinclair Television Group, Inc.,
Sr. Unsec’d. Notes, 144A
6.125%	10/01/22(a)	B2	550	583,688

				5,418,545

Building Materials — 0.2%
Ainsworth Lumber Co. Ltd. (Canada),
Sr. Sec’d. Notes, 144A
7.500%	12/15/17	B2	175	183,313

SEE NOTES TO FINANCIAL STATEMENTS.

A303

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Building Materials (continued)
Associated Materials LLC,
Sr. Sec’d. Notes
9.125%	11/01/17	Caa1		$925	$938,875
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%	05/01/21	Ba3		650	718,250
Cemex Espana Luxembourg (Spain),
Sr. Sec’d. Notes
9.875%	04/30/19	B-(d)		250	278,750
Sr. Sec’d. Notes, 144A
9.250%	05/12/20(a)	B-(d)		550	596,750
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A
9.375%	10/12/22	B-(d)		600	675,000
9.500%	12/14/16	B-(d)		850	924,375
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
5.311%(c)	09/30/15(a)	B-(d)		375	384,364
9.000%	01/11/18	B-(d)		550	595,375
China Shanshui Cement Group Ltd. (Cayman Islands),
Gtd. Notes, 144A
8.500%	05/25/16	BB-(d)		550	591,250
10.500%	04/27/17	BB-(d)		294	336,630
Holcim US Finance Sarl & Cie SCS (Luxembourg),
Gtd. Notes, 144A
6.000%	12/30/19(a)(g)	Baa2		1,322	1,499,451
Isabelle Acquisition Sub, Inc.,
Sr. Unsec’d. Notes, 144A
10.000%	11/15/18	Caa1		225	244,125
Lafarge SA (France),
Sr. Unsec’d. Notes, MTN
6.750%	12/16/19	Ba1	EUR	450	671,496
Masco Corp.,
Sr. Unsec’d. Notes
5.850%	03/15/17	Ba3		325	353,697
6.125%	10/03/16	Ba3		175	193,295
Nortek, Inc.,
Gtd. Notes
8.500%	04/15/21(a)	Caa1		700	777,000
10.000%	12/01/18	Caa1		400	445,000
Owens Corning,
Gtd. Notes
4.200%	12/15/22	Ba1		1,155	1,174,618
9.000%	06/15/19	Ba1		425	531,132
Reliance Intermediate Holdings LP (Canada),
Sr. Sec’d. Notes, 144A
9.500%	12/15/19	Ba2		125	141,875
Texas Industries, Inc.,
Gtd. Notes
9.250%	08/15/20	Caa2		175	187,688
USG Corp.,
Gtd. Notes, 144A
8.375%	10/15/18	B2		50	55,500
9.750%	08/01/14	B2		175	194,250
Sr. Unsec’d. Notes
9.750%	01/15/18	Caa2		525	594,563

					13,286,622

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Cable Television — 0.1%
Belo Corp.,
Gtd. Notes
8.000%	11/15/16	Ba1		$350	$381,063
Coleman Cable, Inc.,
Gtd. Notes
9.000%	02/15/18	B3		175	188,125
Unitymedia GmbH (Germany),
Sec’d. Notes, 144A
9.500%	03/15/21	B3	EUR	525	802,988
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/22	B2		475	490,438
6.875%	05/15/19	B2		275	286,000
7.875%	11/01/20(a)	B2		1,825	1,975,563

					4,124,177

Chemicals — 0.2%
Alpek SA de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.500%	11/20/22	Baa3		530	552,525
Ashland, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	08/15/22(a)	Ba2		425	442,000
Celanese US Holdings LLC,
Gtd. Notes
4.625%	11/15/22	Ba2		775	811,813
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.250%	11/15/20	Baa2		490	544,739
8.550%	05/15/19	Baa2		1,500	2,025,114
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
5.125%	12/12/17	BB(d)		380	382,930
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
Sec’d. Notes
9.000%	11/15/20	CCC+(d)		210	191,625
Huntsman International LLC,
Gtd. Notes
8.625%	03/15/20(a)	B2		75	84,937
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	02/15/19	B1		575	619,563
9.000%	05/15/15	B1		200	212,500
Lyondellbasell Industries NV (Netherlands),
Sr. Unsec’d. Notes
5.000%	04/15/19(a)	Baa3		550	607,750
Mexichem SAB de CV (Mexico),
Sr. Unsec’d. Notes, 144A
4.875%	09/19/22	Ba1		200	215,500
Momentive Performance Materials, Inc.,
Sec’d. Notes
9.000%	01/15/21(a)	Caa1		425	310,250
Sr. Sec’d. Notes, 144A
8.875%	10/15/20	CCC+(d)		250	252,500
PolyOne Corp.,
Sr. Unsec’d. Notes
7.375%	09/15/20(a)	Ba3		575	628,187
PQ Corp.,
Sec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A304

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Chemicals (continued)
8.750%	05/01/18	Caa1		$850	$892,500
PTT Global Chemical PCL (Thailand),
Sr. Unsec’d. Notes, 144A
4.250%	09/19/22	Baa2		380	395,024
Rain CII Carbon LLC/CII Carbon Corp.,
Gtd. Notes, 144A
8.250%	01/15/21	B1		200	204,500
Rockwood Specialties Group, Inc.,
Gtd. Notes
4.625%	10/15/20	Ba2		1,100	1,138,500
Styrolution GmbH (Germany),
Sr. Sec’d. Notes, 144A
7.625%	05/15/16	B2	EUR	500	688,028
Tronox Finance LLC,
Gtd. Notes, 144A
6.375%	08/15/20	B1		450	454,500
Yasar Holdings SA Via Willow No 2 (Luxembourg),
Gtd. Notes
9.625%	10/07/15	B2		950	997,500

					12,652,485

Clothing & Apparel
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	B1		625	687,500
8.000%	12/15/16	B1		50	54,875
Levi Strauss & Co.,
Sr. Unsec’d. Notes
6.875%	05/01/22	B2		450	482,625
Wolverine World Wide, Inc.,
Gtd. Notes, 144A
6.125%	10/15/20	B2		175	183,750

					1,408,750

Commercial Banks — 0.2%
Amsouth Bank,
Sub. Notes
5.200%	04/01/15	Ba1		400	418,000
Banco de Credito del Peru (Peru),
Sr. Unsec’d. Notes, 144A
5.375%	09/16/20	Baa2		810	897,075
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	02/08/22	Aa3		300	319,191
BanColombia SA (Colombia),
Sr. Unsec’d. Notes
5.950%	06/03/21	Baa2		450	519,750
Bank of Georgia JSC (Russia),
Sr. Unsec’d. Notes, 144A
7.750%	07/05/17	Ba3		1,200	1,225,578
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.375%	10/04/13(g)	A2		985	988,557
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/17(a)	Ba3		650	669,332
5.000%	08/15/22(a)	Ba3		650	693,105
5.250%	03/15/18(a)	Ba3		825	882,750
5.375%	05/15/20(a)	Ba3		2,675	2,922,437

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Commercial Banks (continued)
Sr. Unsec’d. Notes, 144A
5.500%	02/15/19	Ba3	$1,550	$1,689,500
6.625%	04/01/18	Ba3	950	1,073,500
DNB Bank ASA (Norway),
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17(a)(g)	A1	3,300	3,514,698
Halyk Savings Bank of Kazakhstan JSC (Kazakhstan),
Sr. Unsec’d. Notes
7.250%	05/03/17	Ba3	400	437,600
Itau Unibanco Holding SA (Brazil),
Sub. Notes, 144A
5.650%	03/19/22	Baa2	400	420,500
Regions Bank,
Sub. Notes
7.500%	05/15/18	Ba1	250	301,563
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%	06/15/15	Ba1	260	281,125
Scotiabank Peru SA (Peru),
Sub. Notes, 144A
4.500%(c)	12/13/27	Baa2	650	642,088
Synovus Financial Corp.,
Sr. Unsec’d. Notes
7.875%	02/15/19	B2	225	249,750
Sub. Notes
5.125%	06/15/17	B3	425	420,750
UnionBanCal Corp.,
Sr. Unsec’d. Notes
3.500%	06/18/22	A3	165	174,032

				18,740,881

Commercial Services — 0.2%
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.250%	12/01/17	NR	500	507,500
6.375%	04/01/20	NR	500	532,500
ARAMARK Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.625%	05/01/16	B3	350	358,316
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
6.500%	07/15/22(a)	B2	225	244,125
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
9.625%	03/15/18(a)	B2	775	864,125
Ceridian Corp.,
Sr. Sec’d. Notes, 144A
8.875%	07/15/19(a)	B1	250	271,250
CoreLogic, Inc.,
Gtd. Notes
7.250%	06/01/21	Ba3	675	734,063
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes
6.850%	07/02/37	Baa3	200	234,250
Sr. Unsec’d. Notes, 144A
6.850%	07/02/37	Baa3	320	374,800
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20(a)	Ba2	650	693,875

SEE NOTES TO FINANCIAL STATEMENTS.

A305

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Commercial Services (continued)
Gtd. Notes, 144A
6.000%	11/15/22	Ba2		$25	$25,875
Garda World Security Corp. (Canada),
Sr. Unsec’d. Notes, 144A
9.750%	03/15/17	B2		25	26,187
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
7.000%	09/01/22(a)	B3		275	292,875
HDTFS, Inc.,
Gtd. Notes, 144A
5.875%	10/15/20	B2		450	470,250
6.250%	10/15/22(a)	B2		300	319,500
iPayment, Inc.,
Gtd. Notes
10.250%	05/15/18(a)	B3		450	361,125
Iron Mountain, Inc.,
Gtd. Notes
5.750%	08/15/24(a)	B1		300	303,750
Jaguar Holding Co. I,
Sr. Unsec’d. Notes, PIK, 144A
9.375%	10/15/17	Caa1		175	183,750
Jaguar Holding Co. II/Jaguar Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
9.500%	12/01/19(a)	B3		525	595,875
Laureate Education, Inc.,
Gtd. Notes, 144A
9.250%	09/01/19	Caa1		1,050	1,097,250
Lender Processing Services, Inc.,
Gtd. Notes
5.750%	04/15/23	Ba2		550	570,625
RKI Finance 2010 Ltd. (British Virgin Islands),
Gtd. Notes, MTN
9.500%	09/21/15	B1		300	317,645
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21	Ba3		350	430,500
ServiceMaster Co.,
Gtd. Notes
8.000%	02/15/20	B3		175	182,438
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.125%	06/15/18	Caa1		225	232,313
United Rentals North America, Inc.,
Gtd. Notes
6.125%	06/15/23(a)	B3		300	316,500
Sec’d. Notes, 144A
5.750%	07/15/18	Ba3		525	565,688
Verisk Analytics, Inc.,
Gtd. Notes
5.800%	05/01/21	Ba1		710	795,659
Verisure Holding AB (Sweden),
Sr. Sec’d. Notes, 144A
8.750%	09/01/18	B2	EUR	575	827,284

					12,729,893

Computer Hardware
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
3.000%	09/15/16(a)	A2		1,905	1,917,186

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Computer Services & Software — 0.1%
Affiliated Computer Services, Inc.,
Sr. Unsec’d. Notes
5.200%	06/01/15	BBB-(d)	$390	$419,217
First Data Corp.,
Gtd. Notes
12.625%	01/15/21(a)	Caa1	1,575	1,657,687
Sr. Sec’d. Notes, 144A
6.750%	11/01/20(a)	B1	625	631,250
7.375%	06/15/19(a)	B1	1,900	1,966,500
Fiserv, Inc.,
Gtd. Notes
3.125%	06/15/16	Baa2	580	609,274
3.500%	10/01/22	Baa2	1,330	1,338,399
iGate Corp.,
Gtd. Notes
9.000%	05/01/16(a)	B2	1,250	1,354,687
JDA Software Group, Inc.,
Gtd. Notes
8.000%	12/15/14	B1	325	338,813
NCR Corp.,
Gtd. Notes, 144A
4.625%	02/15/21	Ba3	150	150,000
5.000%	07/15/22	Ba3	350	355,687
Seagate HDD Cayman (Cayman Islands),
Sr. Unsec’d. Notes
6.875%	05/01/20	Ba1	275	292,188
Seagate Technology HDD Holdings (Cayman Islands),
Gtd. Notes
6.800%	10/01/16	Ba1	25	28,000
SunGard Data Systems, Inc.,
Gtd. Notes, 144A
6.625%	11/01/19(a)	Caa1	425	434,563

				9,576,265

Consumer Products & Services — 0.1%
Central Garden & Pet Co.,
Gtd. Notes
8.250%	03/01/18	B2	250	264,375
Controladora Mabe SA de CV (Mexico),
Gtd. Notes
7.875%	10/28/19	BB+(d)	200	231,500
Gtd. Notes, 144A
7.875%	10/28/19	BB+(d)	1,050	1,215,375
Newell Rubbermaid, Inc.,
Sr. Unsec’d. Notes
2.050%	12/01/17	Baa3	770	780,239
Prestige Brands, Inc.,
Gtd. Notes
8.125%	02/01/20	B3	200	222,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Sr. Sec’d. Notes
7.125%	04/15/19(a)	Ba3	100	107,500
Scotts Miracle-Gro Co. (The),
Gtd. Notes
7.250%	01/15/18	B1	75	80,625
Sealy Mattress Co.,
Sr. Sec’d. Notes, 144A
10.875%	04/15/16	Ba3	562	595,720

SEE NOTES TO FINANCIAL STATEMENTS.

A306

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Consumer Products & Services (continued)
Spectrum Brands Escrow Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	11/15/20	B3		$200	$210,000
6.625%	11/15/22	B3		175	187,688

					3,895,522

Containers & Packaging — 0.1%
AEP Industries, Inc.,
Sr. Unsec’d. Notes
8.250%	04/15/19	B2		650	695,500
Ardagh Packaging Finance PLC (Ireland),
Gtd. Notes, 144A
9.250%	10/15/20	B3	EUR	775	1,114,011
Ball Corp.,
Gtd. Notes
7.125%	09/01/16	Ba1		125	133,750
7.375%	09/01/19	Ba1		75	83,437
Beverage Packaging Holdings Luxembourg II SA (Luxembourg),
Sec’d. Notes, 144A
8.000%	12/15/16	Caa1	EUR	925	1,237,810
BWAY Holding Co.,
Gtd. Notes
10.000%	06/15/18	B3		475	527,250
Exopack Holding Corp.,
Gtd. Notes
10.000%	06/01/18	Caa1		275	248,875
Graphic Packaging International, Inc.,
Gtd. Notes
7.875%	10/01/18	B2		200	221,000
9.500%	06/15/17	B2		100	108,000
Greif, Inc.,
Sr. Unsec’d. Notes
7.750%	08/01/19	Ba2		25	28,875
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
7.375%	05/15/16	Ba3		100	114,000
Plastipak Holdings, Inc.,
Sr. Notes, 144A
10.625%	08/15/19	B3		175	199,937
Rock-Tenn Co.,
Gtd. Notes, 144A
3.500%	03/01/20	Ba1		265	271,994
4.000%	03/01/23(a)(g)	Ba1		1,400	1,422,247
Sr. Unsec’d. Notes, 144A
4.450%	03/01/19(a)	Ba1		110	118,676
4.900%	03/01/22	Ba1		70	75,648
Sealed Air Corp.,
Sr. Unsec’d. Notes
7.875%	06/15/17	B1		25	26,656
Tekni-Plex, Inc.,
Sr. Sec’d. Notes, 144A
9.750%	06/01/19	Caa1		400	436,000

					7,063,666

Distribution/Wholesale
HD Supply, Inc.,
Gtd. Notes, 144A
11.500%	07/15/20	Caa2		300	337,875
Sec’d. Notes, 144A

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Distribution/Wholesale (continued)
11.000%	04/15/20	Caa1		$375	$442,500
Sr. Sec’d. Notes, 144A
8.125%	04/15/19(a)	B2		900	1,026,000

					1,806,375

Diversified Financial Services — 0.3%
AerCap Aviation Solutions BV (Netherlands),
Gtd. Notes
6.375%	05/30/17	BB+(d)		450	472,500
Air Lease Corp.,
Gtd. Notes, 144A
4.500%	01/15/16	NR		400	404,000
Sr. Unsec’d. Notes
5.625%	04/01/17	NR		700	742,000
Aircastle Ltd. (Bermuda),
Sr. Unsec’d. Notes
6.750%	04/15/17	B1		75	80,250
7.625%	04/15/20	Ba3		700	782,250
9.750%	08/01/18(a)	Ba3		525	593,250
Sr. Unsec’d. Notes, 144A
6.250%	12/01/19	Ba3		600	625,500
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp.,
Gtd. Notes, 144A
8.375%	02/15/18	Caa1		350	364,000
Discover Financial Services,
Sr. Unsec’d. Notes
10.250%	07/15/19	Ba1		400	522,425
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
6.000%	11/15/17	B2		250	255,625
6.375%	11/15/19	B2		1,050	1,076,250
ERAC USA Finance LLC,
Gtd. Notes, 144A
2.250%	01/10/14(g)	Baa1		430	434,381
3.300%	10/15/22(g)	Baa1		670	678,341
5.250%	10/01/20(g)	Baa1		550	628,961
Sr. Notes, 144A
4.500%	08/16/21(g)	Baa1		320	348,694
Fiat Industrial Finance Europe SA (Luxembourg),
Gtd. Notes, MTN
6.250%	03/09/18	Ba2	EUR	575	850,053
General Motors Financial Co., Inc.,
Gtd. Notes
6.750%	06/01/18	Ba3		425	487,553
Gtd. Notes, 144A
4.750%	08/15/17	Ba3		700	736,043
GTP Acquisition Partners I LLC,
Sec’d. Notes, 144A
7.628%	06/15/16	Ba3		375	395,322
Sr. Sec’d. Notes, 144A
4.347%	06/15/16(g)	A2		500	529,879
Howes Capital Ltd. (British Virgin Islands),
Gtd. Notes
4.750%	04/10/17	NR		500	525,789
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18	Ba3		1,200	1,288,500
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A307

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Diversified Financial Services (continued)
8.250%	12/15/17	Caa1	$325	$320,937
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	09/01/18	Ba3	350	406,000
Sr. Unsec’d. Notes
4.875%	04/01/15	Ba3	375	388,155
5.750%	05/15/16	B1	575	606,101
8.625%	01/15/22(a)	B1	350	432,250
8.875%	09/01/17	B1	475	558,163
Sr. Unsec’d. Notes, MTN
6.625%	11/15/13	B1	1,100	1,141,250
Invesco Finance PLC (United Kingdom),
Gtd. Notes
3.125%	11/30/22	A3	980	989,889
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%	11/09/15	Baa2	2,300	2,374,750
5.875%	06/08/14	Baa2	636	667,800
8.500%	07/15/19	Baa2	305	364,475
Metalloinvest Finance Ltd. (Ireland),
Gtd. Notes, 144A
6.500%	07/21/16	Ba3	1,000	1,051,250
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	03/15/20	Ba1	1,425	1,492,687
5.875%	03/15/22	Ba1	525	556,500
Power Sector Assets & Liabilities Management Corp. (Philippines),
Gov’t. Gtd. Notes
7.390%	12/02/24	Ba3	400	557,000
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19	B3	325	352,625
Swire Properties MTN Financing Ltd. (Hong Kong),
Gtd. Notes, MTN
4.375%	06/18/22	A2	500	547,461

				25,628,859

Diversified Operations
Amsted Industries, Inc.,
Sr. Notes, 144A
8.125%	03/15/18	B1	125	133,750

Electric — 0.6%
AES Andres Dominicana Ltd./Itabo Dominicana Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
9.500%	11/12/20	B(d)	200	221,300
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.500%	02/15/21	B1	563	622,115
7.875%	07/31/20	B1	100	112,250
Centrais Eletricas Brasileiras SA (Brazil),
Sr. Unsec’d. Notes, 144A
5.750%	10/27/21	Baa2	1,195	1,284,625
CMS Energy Corp.,
Sr. Unsec’d. Notes
5.050%	03/15/22	Ba1	240	267,472
Comision Federal de Electricidad (Mexico),
Sr. Unsec’d. Notes, 144A
5.750%	02/14/42	Baa1	3,800	4,303,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Electric (continued)
Constellation Energy Group, Inc.,
Gtd. Notes
5.150%	12/01/20	Baa3	$2,555	$2,920,672
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/22(a)	Baa2	1,150	1,160,148
DPL, Inc.,
Sr. Unsec’d. Notes
7.250%	10/15/21	Ba1	700	749,000
Duke Energy Corp.,
Sr. Unsec’d. Notes
1.625%	08/15/17	Baa2	2,685	2,702,727
FirstEnergy Solutions Corp.,
Gtd. Notes
4.800%	02/15/15(a)	Baa3	2,965	3,184,093
GDF Suez (France),
Sr. Unsec’d. Notes, 144A
1.625%	10/10/17(g)	A1	1,135	1,134,731
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
7.875%	06/15/17	B3	1,150	1,270,750
9.500%	10/15/18(a)	B3	1,225	1,445,500
Hrvatska Elektroprivreda (Croatia),
Sr. Unsec’d. Notes, 144A
6.000%	11/09/17	Ba2	730	757,375
Iberdrola Finance Ireland Ltd. (Ireland),
Gtd. Notes, 144A
3.800%	09/11/14(a)(g)	A3	1,555	1,597,198
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes
9.375%	01/28/20	Baa2	1,400	1,667,750
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
3.125%	09/16/15(g)	A1	860	898,010
Majapahit Holding BV (Netherlands),
Gtd. Notes
7.750%	01/20/20	Ba1	1,320	1,659,900
Massachusetts Electric Co.,
Sr. Unsec’d. Notes, 144A
5.900%	11/15/39(g)	A3	750	950,737
Mexico Generadora de Energia (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	12/06/32	Baa2	1,120	1,206,024
NiSource Finance Corp.,
Gtd. Notes
5.250%	02/15/43(a)	Baa3	2,010	2,127,597
5.950%	06/15/41	Baa3	540	623,610
6.250%	12/15/40	Baa3	820	981,266
NRG Energy, Inc.,
Gtd. Notes, 144A
6.625%	03/15/23(a)	B1	525	561,750
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
4.550%	12/01/41	Baa1	640	647,823
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes
5.500%	11/22/21	Baa3	400	452,000
Sr. Unsec’d. Notes, 144A
5.250%	10/24/42	Baa3	200	206,000

SEE NOTES TO FINANCIAL STATEMENTS.

A308

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Electric (continued)
5.500%	11/22/21	Ba1		$900	$1,017,000
PPL Capital Funding, Inc.,
Gtd. Notes
3.500%	12/01/22(a)	Baa3		825	839,765
PPL WEM Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A
3.900%	05/01/16(g)	Baa3		1,020	1,074,115
Public Service Co. of Oklahoma,
Sr. Unsec’d. Notes
5.150%	12/01/19	Baa1		430	502,022
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	Baa3		2,530	2,942,737

					42,091,562

Electronic Components & Equipment — 0.1%
Agilent Technologies, Inc.,
Sr. Unsec’d. Notes
3.200%	10/01/22	Baa2		625	632,356
Anixter, Inc.,
Gtd. Notes
5.625%	05/01/19(a)	Ba3		750	789,375
Energizer Holdings, Inc.,
Gtd. Notes
4.700%	05/24/22	Baa3		3,025	3,239,231
General Cable Corp.,
Gtd. Notes, 144A
5.750%	10/01/22	B1		275	284,625
MEMC Electronic Materials, Inc.,
Gtd. Notes
7.750%	04/01/19	B1		600	504,000
Techem GmbH (Germany),
Sr. Sec’d. Notes, 144A
6.125%	10/01/19	Ba3	EUR	100	141,565

					5,591,152

Engineering & Construction — 0.1%
Aguila 3 SA (Luxembourg),
Sr. Sec’d. Notes, 144A
7.875%	01/31/18	B2	CHF	625	731,154
7.875%	01/31/18	B2		450	477,000
Dycom Investments, Inc.,
Gtd. Notes
7.125%	01/15/21	Ba3		350	370,125
Heathrow Funding Ltd. (United Kingdom),
Sr. Sec’d. Notes, 144A
4.875%	07/15/21(g)	A-(d)		1,095	1,192,917
Odebrecht Finance Ltd. (Cayman Islands),
Gtd. Notes, 144A
5.125%	06/26/22(a)(g)	Baa3		1,250	1,356,250
7.125%	06/26/42	Baa3		830	962,800

					5,090,246

Entertainment & Leisure — 0.2%
AMC Entertainment, Inc.,
Gtd. Notes
8.750%	06/01/19	B1		725	802,937
Ameristar Casinos, Inc.,
Gtd. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Entertainment & Leisure (continued)
7.500%	04/15/21(a)	B3		$635	$688,181
Boyd Gaming Corp.,
Gtd. Notes
9.125%	12/01/18(a)	B3		450	459,000
Gtd. Notes, 144A
9.000%	07/01/20(a)	B3		350	344,750
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
8.500%	02/15/20	B2		1,075	1,066,937
Caesars Operating Escrow LLC/Caesars Escrow Corp.,
Sr. Sec’d. Notes, 144A
9.000%	02/15/20(a)	B2		450	450,000
CCM Merger, Inc.,
Gtd. Notes, 144A
9.125%	05/01/19(a)	Caa2		975	982,313
Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp.,
Gtd. Notes
9.125%	08/01/18	B2		175	196,875
Cinemark USA, Inc.,
Gtd. Notes
7.375%	06/15/21	B3		300	331,500
8.625%	06/15/19(a)	B2		1,375	1,522,813
Gtd. Notes, 144A
5.125%	12/15/22	B2		225	227,813
Easton-Bell Sports, Inc.,
Sr. Sec’d. Notes
9.750%	12/01/16	B2		400	430,040
Graton Economic Development Authority,
Sr. Sec’d. Notes, 144A
9.625%	09/01/19(a)	B3		750	803,437
Great Canadian Gaming Corp. (Canada),
Gtd. Notes, 144A
6.625%	07/25/22	B1	CAD	275	286,833
MU Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	02/01/17	NR		222	241,799
National CineMedia LLC,
Sr. Sec’d. Notes
6.000%	04/15/22	Ba2		325	344,500
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.,
Sr. Sec’d. Notes, 144A
8.875%	04/15/17	B2		775	815,687
Regal Entertainment Group,
Gtd. Notes
9.125%	08/15/18(a)	B3		425	473,875
Royal Caribbean Cruises Ltd. (Liberia),
Sr. Unsec’d. Notes
5.250%	11/15/22	Ba1		550	581,625
Seminole Indian Tribe of Florida,
Sec’d. Notes, 144A
7.750%	10/01/17	Ba1		475	513,594
Seneca Gaming Corp.,
Gtd. Notes, 144A
8.250%	12/01/18	B2		700	738,500
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21(a)	B3		600	600,000
Speedway Motorsports, Inc.,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A309

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Entertainment & Leisure (continued)
8.750%	06/01/16	Ba2	$900	$961,875
WMG Acquisition Corp.,
Gtd. Notes
11.500%	10/01/18(a)	B3	275	317,625
Sr. Sec’d. Notes, 144A
6.000%	01/15/21	Ba2	225	237,375

				14,419,884

Environmental Control — 0.1%
Clean Harbors, Inc.,
Gtd. Notes
5.250%	08/01/20	Ba2	225	234,563
Gtd. Notes, 144A
5.125%	06/01/21	Ba2	275	284,625
Onex USI Aquisition Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21	Caa2	375	369,375
Republic Services, Inc.,
Gtd. Notes
3.550%	06/01/22(a)	Baa3	2,615	2,726,441
5.700%	05/15/41	Baa3	1,545	1,847,601
Tervita Corp. (Canada),
Gtd. Notes, 144A
9.750%	11/01/19	Caa2	475	458,375
Waste Management, Inc.,
Gtd. Notes
2.900%	09/15/22	Baa3	2,010	1,988,792

				7,909,772

Farming & Agriculture — 0.1%
Altria Group, Inc.,
Gtd. Notes
4.750%	05/05/21(a)	Baa1	2,815	3,190,166
9.250%	08/06/19	Baa1	1,690	2,351,030
Bunge Ltd. Finance Corp.,
Gtd. Notes
3.200%	06/15/17	Baa2	2,106	2,197,891
Bunge NA Finance LP,
Gtd. Notes
5.900%	04/01/17	Baa2	560	635,811
MHP SA (Luxembourg),
Gtd. Notes
10.250%	04/29/15	B3	1,060	1,115,650

				9,490,548

Financial Services — 1.2%
Alfa Bank OJSC Via Alfa Bond Issuance PLC (Ireland),
Sr. Unsec’d. Notes, 144A
7.875%	09/25/17	Ba1	400	446,000
Sub. Notes, 144A
7.500%	09/26/19	Ba2	835	884,517
Algeco Scotsman Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.500%	10/15/18	B1	800	828,000
Ally Financial, Inc.,
Gtd. Notes
4.625%	06/26/15	B1	825	860,043
5.500%	02/15/17(a)	B1	925	989,531
6.250%	12/01/17	B1	1,025	1,134,897

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
7.500%	09/15/20(a)	B1		$450	$543,375
8.000%	03/15/20(a)	B1		200	245,000
8.000%	11/01/31(a)	B1		425	538,156
Ameriprise Financial, Inc.,
Sr. Unsec’d. Notes
7.300%	06/28/19	A3		730	943,868
Bumble Bee Acquisition Corp.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17	B2		474	509,550
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.587%	12/15/15	A3		2,550	2,783,963
5.375%	08/09/20	A3		285	335,858
6.125%	05/15/18	A3		2,335	2,798,290
CNH Capital LLC,
Gtd. Notes
6.250%	11/01/16	Ba2		575	633,937
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
5.000%	05/15/18	Ba1		650	717,233
5.750%	02/01/21(a)	Ba1		10,395	11,968,034
General Electric Capital Corp.,
Sr. Unsec’d. Notes, MTN
5.875%	01/14/38	Aa2		2,945	3,552,412
Sub. Notes
5.300%	02/11/21(a)	Aa3		11,060	12,838,249
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
3.625%	02/07/16(a)	A1		5,300	5,610,172
6.150%	04/01/18(a)	A1		1,460	1,715,161
7.500%	02/15/19(a)	A1		2,570	3,233,715
Harbinger Group, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	07/15/19	B3		550	545,187
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
2.000%	08/15/17(a)	A2		1,925	1,962,007
4.500%	01/24/22	A2		6,585	7,449,196
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes, MTN
6.875%	04/25/18(a)	Baa1		510	614,782
Morgan Stanley,
Sr. Unsec’d. Notes
3.450%	11/02/15	A2		3,480	3,625,843
3.800%	04/29/16	A2		2,000	2,099,570
Sr. Unsec’d. Notes, MTN
6.000%	04/28/15(a)	A2		4,350	4,738,055
Numericable Finance & Co. SCA (Luxembourg),
Sr. Sec’d. Notes, 144A
12.375%	02/15/19	B2	EUR	350	545,143
Nuveen Investments, Inc.,
Sr. Unsec’d. Notes, 144A
9.125%	10/15/17	Caa2		1,150	1,129,875
Raymond James Financial, Inc.,
Sr. Unsec’d. Notes
4.250%	04/15/16	Baa2		310	325,927
RCI Banque SA (France),
Sr. Unsec’d. Notes, 144A
4.600%	04/12/16(g)	Baa2		1,210	1,270,775

SEE NOTES TO FINANCIAL STATEMENTS.

A310

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial Services (continued)
SLM Corp.,
Sr. Notes, MTN
6.250%	01/25/16	Ba1	$1,390	$1,511,625
Sr. Unsec’d. Notes, MTN
4.625%	09/25/17	Ba1	700	716,626
5.050%	11/14/14	Ba1	125	131,207
5.375%	05/15/14	Ba1	575	601,171
6.000%	01/25/17	Ba1	4,825	5,223,063
8.450%	06/15/18	Ba1	1,450	1,696,500

				88,296,513

Financial–Bank & Trust — 0.7%
Akbank TAS (Turkey),
Sr. Unsec’d. Notes
5.125%	07/22/15	Baa2	100	105,500
6.500%	03/09/18	Baa2	500	569,750
Sr. Unsec’d. Notes, 144A
5.000%	10/24/22	Baa2	210	216,229
6.500%	03/09/18	Baa2	150	170,925
Banco Bradesco SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.125%	05/16/16	Baa1	1,000	1,054,500
4.500%	01/12/17	Baa1	200	213,000
Banco de Galicia y Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
8.750%	05/04/18	B2	500	411,250
Banco do Estado do Rio Grande do Sul SA (Brazil),
Sub. Notes
7.375%	02/02/22	Ba1	200	220,000
Sub. Notes, 144A
7.375%	02/02/22	Ba1	820	899,783
Banco Santander (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	09/20/22(g)	Aa3	1,550	1,588,967
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17(a)	Baa2	3,955	4,289,281
5.650%	05/01/18	Baa1	3,700	4,304,739
6.500%	08/01/16	Baa1	3,195	3,689,455
Sub. Notes
5.750%	08/15/16(a)	Baa2	165	180,433
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
5.200%	07/10/14	Aa3	935	994,856
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands (Netherlands),
Bank Gtd. Notes
3.950%	11/09/22(a)	A2	1,325	1,356,845
Fifth Third Bancorp,
Sr. Unsec’d. Notes
3.500%	03/15/22	Baa1	735	770,335
3.625%	01/25/16	Baa1	1,065	1,137,873
Sub. Notes
8.250%	03/01/38	Baa2	215	307,444
GTB Finance B.V. (Netherlands),
Gtd. Notes, 144A
7.500%	05/19/16	BB-(d)	400	431,000
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Financial–Bank & Trust (continued)
5.100%	04/05/21	Aa2	$2,680	$3,164,761
KeyCorp,
Sr. Unsec’d. Notes, MTN
3.750%	08/13/15	Baa1	345	369,195
5.100%	03/24/21(a)	Baa1	900	1,048,508
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/17(a)(g)	Aa3	3,910	4,163,563
Sub. Notes, 144A
4.875%	05/13/21(g)	Aa3	3,065	3,288,040
PNC Funding Corp.,
Bank Gtd. Notes
3.300%	03/08/22	A3	2,705	2,851,649
3.625%	02/08/15	A3	1,280	1,355,020
Promsvyazbank OJSC Via PSB Finance SA (Luxembourg),
Sr. Unsec’d. Notes, 144A
6.200%	04/25/14	Ba2	600	604,848
Provident Funding Associates LP/PFG Finance Corp.,
Sr. Notes, 144A
10.125%	02/15/19	B2	200	211,000
Sr. Sec’d. Notes, 144A
10.250%	04/15/17	Ba3	175	192,937
Royal Bank of Scotland PLC (The) (United Kingdom),
Sr. Unsec’d. Notes
2.550%	09/18/15(a)	Baa1	1,210	1,238,326
Sberbank of Russia Via SB Capital SA (Luxembourg),
Sr. Unsec’d. Notes
6.125%	02/07/22	A3	250	285,625
Sub. Notes
5.125%	10/29/22	Baa1	300	305,625
Sub. Notes, 144A
5.125%	10/29/22	Baa1	200	203,250
SunTrust Banks, Inc.,
Sr. Unsec’d. Notes
3.600%	04/15/16	Baa1	1,540	1,644,946
Turkiye Garanti Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
6.250%	04/20/21	Baa2	1,000	1,146,500
Turkiye Halk Bankasi A/S (Turkey),
Sr. Unsec’d. Notes, 144A
4.875%	07/19/17	Baa2	685	729,525
U.S. Bancorp,
Jr. Sub. Notes
3.442%	02/01/16	A2	1,530	1,611,180
Sub. Notes, MTN
2.950%	07/15/22	A1	895	904,152
VTB Bank OJSC Via VTB Capital SA (Luxembourg),
Sr. Unsec’d. Notes
6.551%	10/13/20	Baa1	700	778,750
Sub. Notes, 144A
6.950%	10/17/22	Baa2	400	430,000

				49,439,565

Food — 0.2%
Avangardco Investments Public Ltd. (Cyprus),
Sr. Unsec’d. Notes
10.000%	10/29/15	NR	200	187,000
BFF International Ltd. (Brazil),
Gtd. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A311

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Food (continued)
7.250%	01/28/20	Ba1	$360	$428,400
CFG Investment Sac (Peru),
Gtd. Notes, 144A
9.750%	07/30/19	B1	200	153,750
Corp. Azucarera del Peru SA (Peru),
Gtd. Notes, 144A
6.375%	08/02/22	BB+(d)	280	302,400
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19(a)	B3	1,465	1,527,263
Delhaize Group SA (Belgium),
Gtd. Notes
6.500%	06/15/17	Baa3	1,030	1,169,185
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes, 144A
3.500%	06/06/22(g)	Baa2	2,130	2,273,492
Land O’lakes Capital Trust I,
Ltd. Gtd. Notes, 144A
7.450%	03/15/28	Ba2	250	243,750
Michael Foods Holding, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.500%	07/15/18	Caa1	325	331,500
Minerva Luxembourg SA (Luxembourg),
Gtd. Notes, 144A
12.250%	02/10/22(a)	B2	1,200	1,437,000
Minerva Overseas II Ltd. (Cayman Islands),
Gtd. Notes, 144A
10.875%	11/15/19	B2	485	552,900
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.,
Gtd. Notes
8.250%	09/01/17	B3	1,600	1,704,000
9.250%	04/01/15	B3	302	306,530
Sigma Alimentos SA de CV (Mexico),
Gtd. Notes, 144A
5.625%	04/14/18	BBB-(d)	600	676,500
Tingyi Cayman Islands Holding Corp. (Cayman Islands),
Sr. Unsec’d. Notes
3.875%	06/20/17	Baa1	400	425,912
TreeHouse Foods, Inc.,
Gtd. Notes
7.750%	03/01/18	Ba2	75	81,375
Tyson Foods, Inc.,
Gtd. Notes
4.500%	06/15/22(a)	Baa3	1,240	1,342,320
US Foodservice,
Sr. Unsec’d. Notes, 144A
8.500%	06/30/19(a)	Caa2	675	688,500
Virgolino de Oliveira Finance Ltd. (Luxembourg),
Gtd. Notes
11.750%	02/09/22	B3	500	515,000

				14,346,777

Healthcare Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	Baa1	1,080	1,071,108
AMERIGROUP Corp.,
Sr. Unsec’d. Notes
7.500%	11/15/19	Ba3	425	510,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Healthcare Services (continued)
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.,
Gtd. Notes
7.750%	02/15/19(a)	B1	$150	$159,000
Bausch & Lomb, Inc.,
Sr. Unsec’d. Notes
9.875%	11/01/15	Caa1	441	454,230
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17(a)	B3	575	616,687
Catholic Health Initiatives,
Sec’d. Notes
2.950%	11/01/22	AA-(d)	880	888,228
Centene Corp.,
Sr. Unsec’d. Notes
5.750%	06/01/17	Ba2	425	456,875
CHS/Community Health Systems, Inc.,
Gtd. Notes
7.125%	07/15/20(a)	B3	575	613,813
8.000%	11/15/19	B3	400	433,000
Sr. Sec’d. Notes
5.125%	08/15/18	Ba3	575	599,437
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes
6.875%	07/15/17	Ba2	25	28,500
Fresenius Medical Care US Finance II, Inc.,
Gtd. Notes, 144A
5.625%	07/31/19	Ba2	500	536,875
5.875%	01/31/22	Ba2	275	298,375
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	B3	475	486,875
HCA, Inc.,
Gtd. Notes
7.500%	02/15/22(a)	B3	1,950	2,232,750
Health Management Associates, Inc.,
Sr. Unsec’d. Notes
7.375%	01/15/20(a)	B3	25	27,000
Sr. Sec’d. Notes
6.125%	04/15/16	BB-(d)	325	351,000
IASIS Healthcare LLC/IASIS Capital Corp.,
Gtd. Notes
8.375%	05/15/19	Caa1	600	567,000
Kaiser Foundation Hospitals,
Sr. Unsec’d. Notes
3.500%	04/01/22	A+(d)	1,120	1,181,003
Kindred Healthcare, Inc.,
Gtd. Notes
8.250%	06/01/19(a)	B3	375	364,687
LifePoint Hospitals, Inc.,
Gtd. Notes
6.625%	10/01/20	Ba1	575	621,000
Multiplan, Inc.,
Gtd. Notes, 144A
9.875%	09/01/18(a)	Caa1	325	362,375
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18(a)	B1	600	658,500
8.875%	07/01/19	B1	50	56,000

SEE NOTES TO FINANCIAL STATEMENTS.

A312

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Healthcare Services (continued)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
4.625%	11/15/41	A3	$715	$763,337
4.700%	02/15/21	A3	340	396,099
Universal Health Services, Inc.,
Gtd. Notes
7.000%	10/01/18	B1	400	441,000
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
Gtd. Notes
7.750%	02/01/19(a)	B3	325	336,375
Vanguard Health Systems, Inc.,
Sr. Unsec’d. Notes
10.860%(s)	02/01/16(g)	Caa1	15	11,250
WellPoint, Inc.,
Sr. Unsec’d. Notes
3.300%	01/15/23(a)	Baa2	3,130	3,211,396

				18,733,775

Holding Companies–Diversified
Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.375%	10/01/17	Ba3	375	385,313
Susser Holdings LLC/Susser Finance Corp.,
Gtd. Notes
8.500%	05/15/16	B2	575	610,938
Votorantim Cimentos SA (Brazil),
Gtd. Notes, 144A
7.250%	04/05/41	Baa3	2,260	2,531,200
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20	Caa1	150	155,250

				3,682,701

Home Builders — 0.1%
DR Horton, Inc.,
Gtd. Notes
4.750%	05/15/17	Ba2	600	637,500
KB Home,
Gtd. Notes
8.000%	03/15/20(a)	B2	425	482,375
Meritage Homes Corp.,
Gtd. Notes
7.000%	04/01/22	B1	200	217,500
NVR, Inc.,
Sr. Unsec’d. Notes
3.950%	09/15/22	Baa2	890	922,267
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Sec’d. Notes
8.625%	05/15/19	B2	675	745,875
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18(a)	B3	400	464,000
10.750%	09/15/16(a)	B3	50	62,125
William Lyon Homes, Inc.,
Gtd. Notes, 144A
8.500%	11/15/20	Caa2	450	468,000

				3,999,642

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Home Furnishings
Tempur-Pedic International, Inc.,
Gtd. Notes, 144A
6.875%	12/15/20	B3	$300	$308,625

Hotels & Motels — 0.1%
Choice Hotels International, Inc.,
Gtd. Notes
5.750%	07/01/22	Baa3	225	249,187
CityCenter Holdings LLC/CityCenter Finance Corp.,
Sec’d. Notes, PIK
10.750%	01/15/17	Caa2	50	54,250
Gaylord Entertainment Co.,
Gtd. Notes
6.750%	11/15/14	Caa2	75	75,000
Hyatt Hotels Corp.,
Sr. Unsec’d. Notes
3.875%	08/15/16	Baa2	2,515	2,678,098
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.000%	03/01/19	Baa2	1,865	1,919,467
MGM Resorts International,
Gtd. Notes
6.625%	12/15/21	B3	1,650	1,650,000
Gtd. Notes, 144A
6.750%	10/01/20(a)	B3	1,250	1,276,563
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec’d. Notes
3.125%	02/15/23	Baa2	1,655	1,640,547
7.150%	12/01/19	Ba1	200	247,285
Station Casinos LLC,
Gtd. Notes
3.660%	06/18/18	Caa2	850	731,000
Studio City Finance Ltd. (British Virgin Islands),
Gtd. Notes, 144A
8.500%	12/01/20(a)	B3	775	811,813

				11,333,210

Insurance — 0.3%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.875%	06/01/22(a)	Baa1	3,970	4,532,235
6.400%	12/15/20	Baa1	305	378,443
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/20	Caa2	225	225,000
Berkshire Hathaway Finance Corp.,
Gtd. Notes
4.250%	01/15/21	Aa2	2,275	2,610,187
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.875%	08/15/20	Baa3	1,810	2,135,447
CNO Financial Group, Inc.,
Sr. Sec’d. Notes, 144A
6.375%	10/01/20	Ba3	425	442,000
HUB International Ltd.,
Gtd. Notes, 144A
8.125%	10/15/18	Caa2	425	435,625
MetLife, Inc.,
Sr. Unsec’d. Notes
3.048%	12/15/22	A3	3,285	3,350,920

SEE NOTES TO FINANCIAL STATEMENTS.

A313

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Insurance (continued)
Principal Financial Group, Inc.,
Gtd. Notes
3.300%	09/15/22	A3	$1,135	$1,151,377
6.050%	10/15/36	A3	120	148,517
8.875%	05/15/19	A3	620	831,944
Provident Cos., Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/18	Baa3	730	866,955
Reinsurance Group of America, Inc.,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa1	870	982,691
6.450%	11/15/19	Baa1	1,734	2,021,728
Sun Life Financial Global Funding III LP,
Gtd. Notes, 144A
0.561%(c)	10/06/13(g)	A1	190	189,570
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	Baa3	240	274,219
5.750%	08/15/42	Baa2	790	848,480
UnumProvident Finance Co. PLC (United Kingdom),
Gtd. Notes, 144A
6.850%	11/15/15(g)	Baa3	490	554,394

				21,979,732

Internet Services
Earthlink, Inc.,
Gtd. Notes
8.875%	05/15/19	B2	225	235,687
Equinix, Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/21	Ba2	500	555,000
NetFlix, Inc.,
Gtd. Notes
8.500%	11/15/17	Ba2	200	212,500

				1,003,187

Machinery & Equipment — 0.1%
AGCO Corp.,
Sr. Unsec’d. Notes
5.875%	12/01/21	Ba1	525	570,260
Case New Holland, Inc.,
Gtd. Notes
7.875%	12/01/17	Ba2	225	266,063
Columbus Mckinnon Corp.,
Gtd. Notes
7.875%	02/01/19	B1	125	134,063
Manitowoc Co., Inc. (The),
Gtd. Notes
5.875%	10/15/22	B3	475	475,000
8.500%	11/01/20	B3	125	140,313
Mcron Finance Sub LLC/Mcron Finance Corp.,
Sr. Sec’d. Notes, 144A
8.375%	05/15/19	B1	350	358,750
Roper Industries, Inc.,
Sr. Unsec’d. Notes
1.850%	11/15/17	Baa2	470	469,649
6.250%	09/01/19	Baa2	505	603,539

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Machinery & Equipment (continued)
Terex Corp.,
Gtd. Notes
6.000%	05/15/21(a)	B3		$875	$920,938
6.500%	04/01/20	B2		800	848,000

					4,786,575

Manufacturing
Koppers, Inc.,
Gtd. Notes
7.875%	12/01/19	B1		525	577,500
RBS Global, Inc./Rexnord LLC,
Gtd. Notes
8.500%	05/01/18(a)	Caa1		625	677,344
Smiths Group PLC (United Kingdom),
Gtd. Notes, 144A
3.625%	10/12/22(g)	Baa2		170	169,010
SPX Corp.,
Gtd. Notes
6.875%	09/01/17(a)	Ba2		225	250,875
Turlock Corp.,
Gtd. Notes, 144A
4.000%	11/02/32(g)	Baa1		975	1,002,798

					2,677,527

Media — 0.7%
AMC Networks, Inc.,
Gtd. Notes
4.750%	12/15/22	B1		1,000	1,005,000
Block Communications, Inc.,
Sr. Unsec’d. Notes, 144A
7.250%	02/01/20	Caa1		300	318,750
British Sky Broadcasting Group PLC (United Kingdom),
Gtd. Notes, 144A
3.125%	11/26/22(g)	Baa1		860	857,007
6.100%	02/15/18(g)	Baa1		380	454,058
CC Holdings GS V LLC,
Sr. Sec’d. Notes, 144A
3.849%	04/15/23(a)(g)	Baa3		3,510	3,570,762
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23	B1		850	847,875
6.625%	01/31/22	B1		1,425	1,556,813
7.375%	06/01/20(a)	B1		75	83,250
Central European Media Enterprises Ltd. (Bermuda),
Sec’d. Notes, 144A
11.625%	09/15/16	CCC(d)	EUR	575	796,924
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	09/15/20(a)	B3		600	624,750
8.625%	11/15/17	B3		1,000	1,070,000
Comcast Corp.,
Gtd. Notes
3.125%	07/15/22	Baa1		2,285	2,380,593
6.950%	08/15/37	Baa1		3,499	4,744,875
CSC Holdings LLC,
Sr. Unsec’d. Notes, 144A
6.750%	11/15/21	Ba3		250	277,187
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A314

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Media (continued)
2.400%	03/15/17(a)	Baa2		$5,040	$5,162,558
DISH DBS Corp.,
Gtd. Notes
5.875%	07/15/22(a)	Ba2		600	645,000
6.750%	06/01/21(a)	Ba2		350	399,000
7.125%	02/01/16	Ba2		175	196,000
7.875%	09/01/19(a)	Ba2		1,100	1,303,500
Sr. Unsec’d. Notes, 144A
5.000%	03/15/23	Ba2		525	525,000
Global Generations Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A
11.000%	12/15/20	Caa1		400	407,000
Historic TW, Inc.,
Gtd. Notes
6.875%	06/15/18	Baa2		980	1,234,981
IAC/InterActiveCorp,
Gtd. Notes, 144A
4.750%	12/15/22	Ba1		775	771,125
LIN Television Corp.,
Gtd. Notes
8.375%	04/15/18	Caa1		800	876,000
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	04/01/23	B3		450	457,875
MPL 2 Acquisition Canco, Inc. (Canada),
Sr. Sec’d. Notes, 144A
9.875%	08/15/18	B3		425	397,375
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
2.875%	01/15/23	Baa2		1,045	1,049,446
5.150%	04/30/20	Baa2		2,860	3,390,401
NET Servicos de Comunicacao SA (Brazil),
Gtd. Notes
7.500%	01/27/20	Ba1		540	621,000
News America, Inc.,
Gtd. Notes
6.150%	03/01/37	Baa1		1,489	1,827,398
6.400%	12/15/35(a)	Baa1		1,960	2,433,044
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
7.750%	10/15/18(a)	B2		450	502,875
Gtd. Notes, 144A
4.500%	10/01/20	B2		625	621,875
Polish Television Holding BV (Netherlands),
Sr. Sec’d. Notes, 144A
11.250%	05/15/17	B-(d)	EUR	425	611,470
Sirius XM Radio, Inc.,
Gtd. Notes, 144A
8.750%	04/01/15	B2		1,500	1,698,750
Starz LLC/Starz Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.000%	09/15/19	Ba2		425	435,625
TCM Sub LLC,
Gtd. Notes, 144A
3.550%	01/15/15(g)	Baa1		1,590	1,661,521
Time Warner Cable, Inc.,
Gtd. Notes
5.500%	09/01/41	Baa2		2,625	2,920,748

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Media (continued)
Time Warner, Inc.,
Gtd. Notes
6.500%	11/15/36	Baa2		$360	$450,306
Truven Health Analytics, Inc.,
Sr. Unsec’d. Notes, 144A
10.625%	06/01/20	Caa1		225	239,625
TVN Finance Corp II AB (Sweden),
Gtd. Notes, 144A
10.750%	11/15/17	B1	EUR	525	769,205
Videotron Ltee (Canada),
Gtd. Notes
5.000%	07/15/22(a)	Ba2		600	629,250
9.125%	04/15/18	Ba1		75	79,875
Gtd. Notes, 144A
6.875%	07/15/21	Ba1	CAD	475	522,576
Walt Disney Co. (The),
Sr. Unsec’d. Notes, MTN
1.100%	12/01/17(a)	A2		2,625	2,630,507
Wideopenwest Finance LLC/Wideopenwest Capital Corp.,
Gtd. Notes, 144A
10.250%	07/15/19	Caa1		575	610,938
Ziggo Bond Co. BV (Netherlands),
Gtd. Notes, 144A
8.000%	05/15/18	Ba2		EUR 175	254,092

					54,923,785

Medical Supplies & Equipment — 0.1%
Biomet, Inc.,
Gtd. Notes, 144A
6.500%	08/01/20(a)	B3		1,025	1,089,063
DaVita, Inc.,
Gtd. Notes
6.375%	11/01/18(a)	B2		225	241,313
6.625%	11/01/20(a)	B2		1,575	1,712,813
Hologic, Inc.,
Gtd. Notes, 144A
6.250%	08/01/20(a)	B2		325	350,187
Kinetic Concepts, Inc./KCI USA, Inc.,
Sec’d. Notes, 144A
10.500%	11/01/18	B3		250	262,187
Universal Hospital Services, Inc.,
Sec’d. Notes, 144A
7.625%	08/15/20	B3		300	316,125

					3,971,688

Metals & Mining — 0.4%
Adaro Indonesia PT (Indonesia),
Gtd. Notes
7.625%	10/22/19	Ba1		500	555,000
Gtd. Notes, 144A
7.625%	10/22/19	Ba1		250	277,500
AK Steel Corp.,
Gtd. Notes
7.625%	05/15/20(a)	B2		450	391,500
Aleris International, Inc.,
Gtd. Notes, 144A
7.875%	11/01/20	B2		350	350,000
Algoma Acquisition Corp. (Canada),
Sr. Unsec’d. Notes, 144A

SEE NOTES TO FINANCIAL STATEMENTS.

A315

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Metals & Mining (continued)
9.875%	06/15/15	Caa2	$175	$119,875
ALROSA Finance SA (Luxembourg),
Gtd. Notes, 144A
7.750%	11/03/20	Ba3	500	580,000
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
6.000%	03/01/21(a)	Baa3	525	523,495
6.125%	06/01/18(a)	Baa3	750	760,125
6.750%	02/25/22(a)	Ba1	225	236,141
10.350%	06/01/19(a)	Baa3	450	539,717
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes
3.250%	11/21/21	A1	1,710	1,840,393
Codelco, Inc. (Chile),
Sr. Unsec’d. Notes, 144A
7.500%	01/15/19(g)	A1	115	148,162
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17(a)	B1	100	108,250
8.250%	04/01/20	B1	600	649,500
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.000%	07/17/22	A1	2,500	2,535,250
4.250%	07/17/42	A1	200	203,590
5.625%	09/21/35	A1	200	243,311
6.150%	10/24/36	A1	200	260,338
Sr. Unsec’d. Notes, 144A
3.000%	07/17/22	A1	200	202,221
DTEK Finance BV (Netherlands),
Gtd. Notes
9.500%	04/28/15	B2	685	690,103
Eldorado Gold Corp. (Canada),
Sr. Unsec’d. Notes, 144A
6.125%	12/15/20	Baa3	1,725	1,755,187
Ferrexpo Finance PLC (United Kingdom),
Gtd. Notes
7.875%	04/07/16	B3	450	436,500
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
7.000%	11/01/15(a)	B1	875	918,750
Foresight Energy LLC/Foresight Energy Corp.,
Gtd. Notes, 144A
9.625%	08/15/17	Caa1	775	829,250
JMC Steel Group,
Sr. Notes, 144A
8.250%	03/15/18	B3	675	705,375
Mongolian Mining Corp. (Cayman Islands),
Gtd. Notes, 144A
8.875%	03/29/17	B1	400	428,000
Newcrest Finance Pty Ltd. (Australia),
Gtd. Notes, 144A
4.450%	11/15/21(a)(g)	Baa2	1,835	1,931,627
Novelis, Inc. (Canada),
Gtd. Notes
8.750%	12/15/20	B2	425	473,875
Peabody Energy Corp.,
Gtd. Notes
6.000%	11/15/18	Ba1	400	425,000
6.250%	11/15/21(a)	Ba1	350	371,875

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Metals & Mining (continued)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.,
Gtd. Notes
8.250%	04/15/18	B2	$750	$795,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II,
Gtd. Notes, 144A
8.375%	06/01/20	B2	700	754,250
Ryerson, Inc.,
Gtd. Notes, 144A
11.250%	10/15/18(a)	Caa3	2,300	2,116,000
Sr. Sec’d. Notes, 144A
9.000%	10/15/17(a)	Caa2	1,125	1,147,500
Severstal Columbus LLC,
Sr. Sec’d. Notes
10.250%	02/15/18	B3	550	578,875
Severstal JSC Via Steel Capital SA (Russia),
Sr. Unsec’d. Notes
6.250%	07/26/16	Ba1	200	213,200
Severstal OAO Via Steel Capital SA (Luxembourg),
Sr. Unsec’d. Notes
6.700%	10/25/17	Ba1	500	547,500
Sr. Unsec’d. Notes, 144A
5.900%	10/17/22	Ba1	280	283,150
Southern Copper Corp.,
Sr. Unsec’d. Notes
5.375%	04/16/20	Baa2	150	172,138
7.500%	07/27/35	Baa2	320	410,812
Steel Dynamics, Inc.,
Gtd. Notes, 144A
6.125%	08/15/19	Ba2	300	318,000
Teck Resources Ltd. (Canada),
Gtd. Notes
2.500%	02/01/18	Baa2	385	393,011
TMK OAO Via TMK Capital SA (Luxembourg),
Gtd. Notes
7.750%	01/27/18	B1	300	315,000
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
4.375%	01/11/22	Baa2	300	320,252
Valmont Industries, Inc.,
Gtd. Notes
6.625%	04/20/20	Baa3	640	753,520
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21(a)	Ba2	425	484,500
Yancoal International Resources Development Co. Ltd. (Hong Kong),
Gtd. Notes, 144A
5.730%	05/16/22	Baa3	570	585,926

				29,678,544

Office Equipment — 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19(a)	Caa1	1,150	1,244,875
12.535%	10/12/17	Caa1	1,222	1,306,013
Sr. Sec’d. Notes
8.000%	12/15/18	B2	1,775	1,963,594
Mead Products LLC/ACCO Brands Corp.,
Gtd. Notes, 144A
6.750%	04/30/20	B1	350	367,500

SEE NOTES TO FINANCIAL STATEMENTS.

A316

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Office Equipment (continued)
Xerox Corp.,
Sr. Unsec’d. Notes
2.950%	03/15/17(a)	Baa1	$1,755	$1,800,670
6.350%	05/15/18(a)	Baa2	2,440	2,814,054
6.750%	02/01/17	Baa2	400	465,237

				9,961,943

Oil & Gas — 1.7%
Afren PLC (United Kingdom),
Sr. Sec’d. Notes
11.500%	02/01/16	B(d)	200	231,500
Sr. Sec’d. Notes, 144A
11.500%	02/01/16	B(d)	400	463,000
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Ba1	2,590	3,093,742
Antero Resources Finance Corp.,
Gtd. Notes
7.250%	08/01/19	B2	1,650	1,798,500
Gtd. Notes, 144A
6.000%	12/01/20	B2	400	405,000
Atwood Oceanics, Inc.,
Sr. Unsec’d. Notes
6.500%	02/01/20	Ba3	450	483,750
Berry Petroleum Co.,
Sr. Unsec’d. Notes
6.375%	09/15/22	B1	1,075	1,118,000
6.750%	11/01/20	B2	300	322,500
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22(a)	B1	850	875,500
7.625%	10/01/19	B1	700	738,500
Canadian Natural Resources Ltd. (Canada),
Sr. Unsec’d. Notes
5.700%	05/15/17	Baa1	435	512,419
6.250%	03/15/38(a)	Baa1	1,465	1,864,740
Carrizo Oil & Gas, Inc.,
Gtd. Notes
7.500%	09/15/20	B3	125	128,437
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes, 144A
6.625%	11/15/19(a)	Ba3	225	212,063
China Resources Gas Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
4.500%	04/05/22	Baa1	500	549,945
Clayton Williams Energy, Inc.,
Gtd. Notes
7.750%	04/01/19	Caa1	675	672,469
Concho Resources, Inc.,
Gtd. Notes
5.500%	04/01/23	B1	625	657,813
7.000%	01/15/21	B3	150	167,250
Continental Resources, Inc.,
Gtd. Notes
5.000%	09/15/22	Ba2	150	161,625
COSL Finance BVI Ltd. (British Virgin Islands),
Gtd. Notes, 144A
3.250%	09/06/22	A3	200	195,823

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
ENN Energy Holdings Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, 144A
6.000%	05/13/21	Baa3	$700	$806,898
Ensco PLC (United Kingdom),
Sr. Unsec’d. Notes
3.250%	03/15/16	Baa1	1,130	1,198,247
EPL Oil & Gas, Inc.,
Gtd. Notes, 144A
8.250%	02/15/18	Caa1	50	51,375
EQT Corp.,
Sr. Unsec’d. Notes
4.875%	11/15/21	Baa2	2,375	2,549,650
Exterran Holdings, Inc.,
Gtd. Notes
7.250%	12/01/18	Ba3	600	636,000
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A
3.875%	07/15/22(g)	Baa2	780	821,009
Gaz Capital SA (Luxembourg),
Sr. Unsec’d. Notes
7.288%	08/16/37	Baa1	3,025	3,939,457
Gazprom Neft OAO Via GPN Capital SA (Luxembourg),
Sr. Unsec’d. Notes, 144A
4.375%	09/19/22	Baa3	210	214,583
Gazprom OAO Via Gaz Capital SA (Luxembourg),
Sr. Unsec’d. Notes, 144A
4.950%	05/23/16(g)	Baa1	1,190	1,277,763
5.999%	01/23/21	Baa1	250	288,500
Halcon Resources Corp.,
Gtd. Notes, 144A
8.875%	05/15/21	B3	450	477,000
Hess Corp.,
Sr. Unsec’d. Notes
6.000%	01/15/40(a)	Baa2	1,855	2,262,981
8.125%	02/15/19	Baa2	100	131,611
KazMunayGas National Co. (Kazakhstan),
Gtd. Notes
7.000%	05/05/20	Baa3	1,575	1,960,875
9.125%	07/02/18	Baa3	600	793,500
Sr. Unsec’d. Notes
6.375%	04/09/21	Baa3	600	734,250
Korea National Oil Corp. (South Korea),
Sr. Unsec’d. Notes
4.000%	10/27/16(g)	A1	300	324,048
Laredo Petroleum, Inc.,
Gtd. Notes
7.375%	05/01/22	B3	550	596,750
9.500%	02/15/19	Caa2	125	139,687
Lukoil International Finance BV (Netherlands),
Gtd. Notes
7.250%	11/05/19	Baa2	480	587,448
Mega Advance Investments Ltd. (China),
Gtd. Notes, 144A
5.000%	05/12/21	Baa1	700	786,498
Murphy Oil Corp.,
Sr. Unsec’d. Notes
4.000%	06/01/22	Baa3	2,935	2,958,345

SEE NOTES TO FINANCIAL STATEMENTS.

A317

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
Nabors Industries, Inc.,
Gtd. Notes
4.625%	09/15/21(a)	Baa2	$4,630	$4,982,991
9.250%	01/15/19	Baa2	700	925,434
National Gas Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
6.050%	01/15/36(g)	Baa1	100	106,500
Newfield Exploration Co.,
Sr. Sub. Notes
6.875%	02/01/20	Ba2	225	240,750
Sr. Unsec’d. Notes
5.750%	01/30/22	Ba1	650	715,000
Noble Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	03/01/41	Baa2	2,675	3,222,321
Noble Holding International Ltd. (Cayman Islands),
Gtd. Notes
5.250%	03/15/42	Baa1	3,385	3,609,354
Novatek Oao Via Novatek Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
4.422%	12/13/22	Baa3	700	702,109
NuStar Logistics LP,
Gtd. Notes
4.800%	09/01/20	Baa3	1,070	1,033,592
OGX Austria GmbH (Austria),
Gtd. Notes, 144A
8.500%	06/01/18	B1	500	450,000
Pacific Rubiales Energy Corp. (Canada),
Gtd. Notes
7.250%	12/12/21	Ba2	325	374,301
Gtd. Notes, 144A
7.250%	12/12/21	Ba2	200	231,000
Parker Drilling Co.,
Gtd. Notes
9.125%	04/01/18	B1	650	693,875
PDC Energy, Inc.,
Gtd. Notes, 144A
7.750%	10/15/22(a)	B3	1,075	1,101,875
Pemex Project Funding Master Trust,
Gtd. Notes
6.625%	06/15/35	Baa1	575	730,250
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
6.000%	05/03/42	Baa3	500	560,787
Sr. Unsec’d. Notes, 144A
6.000%	05/03/42	Baa3	600	677,250
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
5.375%	01/27/21	A3	1,650	1,857,603
5.750%	01/20/20	A3	3,405	3,876,102
5.875%	03/01/18	A3	750	858,683
6.875%	01/20/40	A3	200	254,073
7.875%	03/15/19	A3	1,005	1,255,321
Petrohawk Energy Corp.,
Gtd. Notes
7.250%	08/15/18(a)	Baa3	545	615,276
Petroleos de Venezuela SA (Venezuela),
Gtd. Notes
5.250%	04/12/17	B+(d)	1,317	1,149,170

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
5.375%	04/12/27	B+(d)	$380	$266,000
8.500%	11/02/17	B+(d)	8,000	7,900,000
Sr. Unsec’d. Notes
5.000%	10/28/15	NR	950	871,378
5.125%	10/28/16	NR	7,769	6,797,989
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	Baa1	2,960	3,340,360
5.500%	01/21/21	Baa1	1,600	1,869,600
5.500%	06/27/44	Baa1	3,700	4,070,000
6.000%	03/05/20	Baa1	900	1,075,500
6.500%	06/02/41	Baa1	3,950	4,957,250
Petroleum Co. of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19	Baa3	340	451,860
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18	Ba2	650	702,000
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22(g)	Baa1	1,315	1,469,406
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
3.950%	07/15/22	Baa3	2,095	2,195,300
7.500%	01/15/20	Ba1	150	190,051
Plains Exploration & Production Co.,
Gtd. Notes
6.750%	02/01/22	B1	125	140,313
Precision Drilling Corp. (Canada),
Gtd. Notes
6.500%	12/15/21(a)	Ba1	100	106,500
6.625%	11/15/20(a)	Ba2	525	564,375
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23(a)	Ba1	475	508,250
Range Resources Corp.,
Gtd. Notes
5.000%	08/15/22(a)	Ba3	400	418,000
6.750%	08/01/20	Ba3	600	651,000
RDS Ultra-Deepwater Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
11.875%	03/15/17	B3	515	579,375
Reliance Holdings USA, Inc.,
Gtd. Notes, 144A
4.500%	10/19/20(g)	Baa2	410	429,297
5.400%	02/14/22	Baa2	1,250	1,398,096
6.250%	10/19/40	Baa2	300	344,838
Rosneft Oil Co. via Rosneft International Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
4.199%	03/06/22	Baa1	205	208,587
Rowan Cos., Inc.,
Gtd. Notes
4.875%	06/01/22	Baa3	730	792,830
5.000%	09/01/17	Baa3	1,290	1,433,061
Sabine Pass LNG LP,
Sr. Sec’d. Notes
7.500%	11/30/16	B3	625	689,063
Sr. Sec’d. Notes, 144A
6.500%	11/01/20	B1	250	254,375

SEE NOTES TO FINANCIAL STATEMENTS.

A318

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Oil & Gas (continued)
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	B3	$225	$240,750
7.500%	02/15/23	B2	150	160,500
SESI LLC,
Gtd. Notes
6.375%	05/01/19	Ba3	275	294,250
7.125%	12/15/21	Ba3	975	1,084,688
SM Energy Co.,
Sr. Unsec’d. Notes
6.500%	11/15/21	B1	200	214,000
6.500%	01/01/23	B1	275	294,250
6.625%	02/15/19	B1	625	659,375
Swift Energy Co.,
Gtd. Notes
7.875%	03/01/22	B3	850	888,250
8.875%	01/15/20	B3	825	897,188
Gtd. Notes, 144A
7.875%	03/01/22	B3	25	26,125
Talent Yield Investments Ltd. (British Virgin Islands),
Gtd. Notes, 144A
4.500%	04/25/22	Baa1	500	543,727
Talisman Energy, Inc. (Canada),
Sr. Unsec’d. Notes
3.750%	02/01/21(a)	Baa2	2,080	2,231,896
TNK-BP Finance SA (Luxembourg),
Gtd. Notes, 144A
7.250%	02/02/20	Baa2	359	435,288
Transocean, Inc. (Cayman Islands),
Gtd. Notes
2.500%	10/15/17	Baa3	2,455	2,480,827
5.050%	12/15/16	Baa3	505	562,278
Weatherford International Ltd. (Bermuda),
Gtd. Notes
4.500%	04/15/22	Baa2	495	525,323
6.750%	09/15/40	Baa2	1,330	1,508,204
9.625%	03/01/19	Baa2	655	854,536
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22	Ba3	800	862,000

				127,850,777

Paper & Forest Products — 0.1%
Boise Cascade LLC/Boise Cascade Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	11/01/20	B2	375	386,250
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
Gtd. Notes
8.000%	04/01/20	Ba3	375	414,375
Boise Paper Holdings LLC/Boise Finance Co.,
Gtd. Notes
9.000%	11/01/17	Ba3	75	81,937
Cascades, Inc. (Canada),
Gtd. Notes
7.750%	12/15/17	Ba3	750	793,125
7.875%	01/15/20(a)	Ba3	775	825,375
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
5.000%	01/21/21	Baa2	475	506,660

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Paper & Forest Products (continued)
Clearwater Paper Corp.,
Gtd. Notes
7.125%	11/01/18	Ba3		$311	$338,990
International Paper Co.,
Sr. Unsec’d. Notes
4.750%	02/15/22(a)	Baa3		4,295	4,859,947
Mercer International, Inc.,
Gtd. Notes
9.500%	12/01/17	B3		450	475,875
PH Glatfelter Co.,
Gtd. Notes, 144A
5.375%	10/15/20	Ba1		600	615,000
Sappi Papier Holding GmbH (Austria),
Sr. Sec’d. Notes, 144A
7.750%	07/15/17(a)	Ba2		500	545,000
8.375%	06/15/19	Ba2		225	245,813

					10,088,347

Pharmaceuticals — 0.2%
AbbVie, Inc.,
Gtd. Notes, 144A
2.900%	11/06/22(g)	Baa1		1,005	1,023,472
Capsugel Financeco SCA (Luxembourg),
Gtd. Notes, 144A
9.875%	08/01/19	Caa1	EUR	1,425	2,116,057
Elan Finance PLC/Elan Finance Corp. (Ireland),
Gtd. Notes, 144A
6.250%	10/15/19	B1		400	418,000
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16(a)	Baa3		540	569,318
6.250%	06/15/14	Baa3		535	576,130
Gtd. Notes, 144A
3.900%	02/15/22(g)	Baa3		3,895	4,199,792
Sky Growth Acquisition Corp.,
Gtd. Notes, 144A
7.375%	10/15/20	Caa1		275	273,625
Valeant Pharmaceuticals International,
Sr. Notes, 144A
6.375%	10/15/20	B1		150	160,875
VPI Escrow Corp.,
Gtd. Notes, 144A
6.375%	10/15/20(a)	B1		500	536,250
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
3.250%	10/01/22	Baa3		1,340	1,367,936
4.625%	10/01/42	Baa3		525	546,595

					11,788,050

Pipelines — 0.5%
AK Transneft OJSC Via TransCapitalInvest Ltd. (Ireland),
Sr. Unsec’d. Notes
8.700%	08/07/18	Baa1		500	647,625
Boardwalk Pipelines LP,
Gtd. Notes
3.375%	02/01/23	Baa2		2,295	2,254,043
5.750%	09/15/19	Baa2		520	587,785
Buckeye Partners LP,
Sr. Unsec’d. Notes

SEE NOTES TO FINANCIAL STATEMENTS.

A319

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
4.875%	02/01/21	Baa3	$1,485	$1,537,983
Crosstex Energy LP/Crosstex Energy Finance Corp.,
Gtd. Notes
8.875%	02/15/18	B2	150	162,000
DCP Midstream Operating LP,
Gtd. Notes
2.500%	12/01/17(a)	Baa3	840	835,524
3.250%	10/01/15	Baa3	570	586,596
El Paso Corp.,
Gtd. Notes, MTN
7.750%	01/15/32	Ba3	450	528,747
7.800%	08/01/31	Ba3	125	145,744
8.250%	02/15/16	Ba3	75	83,744
El Paso Natural Gas Co. LLC,
Sr. Unsec’d. Notes
5.950%	04/15/17	Baa3	62	71,683
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
5.500%	09/15/40	Baa2	445	493,588
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
5.200%	02/01/22(a)	Baa3	2,110	2,406,902
Enogex LLC,
Sr. Unsec’d. Notes, 144A
6.250%	03/15/20(g)	Baa3	375	428,668
Enterprise Products Operating LLC,
Gtd. Notes
5.950%	02/01/41	Baa3	1,530	1,847,123
Gulf South Pipeline Co. LP,
Sr. Unsec’d. Notes, 144A
4.000%	06/15/22(g)	Baa1	295	311,371
Inergy Midstream LP/NRGM Finance Corp.,
Gtd. Notes, 144A
6.000%	12/15/20	B1	175	180,687
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
3.450%	02/15/23	Baa2	1,065	1,096,843
3.950%	09/01/22(a)	Baa2	2,120	2,266,823
4.150%	03/01/22	Baa2	235	254,618
Kinder Morgan Finance Co. LLC,
Sr. Sec’d. Notes, 144A
6.000%	01/15/18(a)	Ba1	700	769,400
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.250%	02/01/21	Baa2	110	121,491
6.550%	07/15/19	Baa2	630	778,816
ONEOK, Inc.,
Sr. Unsec’d. Notes
4.250%	02/01/22	Baa2	2,300	2,499,111
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
2.850%	01/31/23	Baa2	1,500	1,486,157
5.750%	01/15/20	Baa3	850	1,027,396
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.500%	04/15/23	B1	300	320,250
6.875%	12/01/18	B1	275	299,750
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Pipelines (continued)
6.850%	07/15/18	Ba1	$50	$52,250
Southeast Supply Header LLC,
Sr. Notes, 144A
4.850%	08/15/14(g)	Baa3	300	312,791
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
6.375%	08/01/22(a)	Ba3	575	626,750
TransCanada PipeLines Ltd. (Canada),
Sr. Unsec’d. Notes
2.500%	08/01/22	A3	1,390	1,392,815
Western Gas Partners LP,
Sr. Unsec’d. Notes
4.000%	07/01/22	Baa3	2,290	2,410,202
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
3.700%	01/15/23	Baa3	2,025	2,042,524
Williams Partners LP,
Sr. Unsec’d. Notes
3.350%	08/15/22	Baa2	1,455	1,479,432
4.125%	11/15/20	Baa3	1,460	1,585,382
6.300%	04/15/40	Baa3	680	831,324

				34,763,938

Real Estate — 0.1%
BR Malls International Finance Ltd. (Brazil),
Gtd. Notes, 144A
8.500%	01/29/49	Ba1	560	613,200
BR Properties SA (Brazil),
Gtd. Notes, 144A
9.000%	10/29/49	Ba3	400	438,000
CB Richard Ellis Services, Inc.,
Gtd. Notes
6.625%	10/15/20	Ba1	200	218,750
11.625%	06/15/17	Ba2	150	165,000
Central China Real Estate Ltd. (Cayman Islands),
Sec’d. Notes
12.250%	10/20/15	B1	850	939,250
Country Garden Holdings Co. Ltd. (Cayman Islands),
Gtd. Notes
10.500%	08/11/15	Ba3	400	446,006
Sr. Unsec’d. Notes
11.125%	02/23/18	Ba3	400	462,000
Sr. Unsec’d. Notes, 144A
11.125%	02/23/18	Ba3	500	577,500
Emaar Sukuk Ltd. (Cayman Islands),
Sr. Unsec’d. Notes, MTN
8.500%	08/03/16	B1	650	737,750
Forest City Enterprises, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/18	B3	212	222,997
General Shopping Finance Ltd. (Cayman Islands),
Gtd. Notes
10.000%	11/29/49	Ba3	100	97,903
Gtd. Notes, 144A
10.000%	11/29/49	Ba3	250	244,757
IRSA Inversiones y Representaciones SA (Argentina),
Sr. Unsec’d. Notes, 144A
11.500%	07/20/20	B-(d)	408	368,983

SEE NOTES TO FINANCIAL STATEMENTS.

A320

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Real Estate (continued)
Kaisa Group Holdings Ltd. (Cayman Islands),
Gtd. Notes
13.500%	04/28/15	B1	$300	$325,500
KWG Property Holding Ltd. (Cayman Islands),
Gtd. Notes
12.500%	08/18/17	B1	273	313,708
12.750%	03/30/16	B1	600	680,802
Sr. Unsec’d. Notes
13.250%	03/22/17	B1	327	391,730
Realogy Group LLC,
Sr. Sec’d. Notes, 144A
9.000%	01/15/20(a)	Caa1	125	143,750
Regency Centers LP,
Gtd. Notes
5.875%	06/15/17	Baa2	520	601,393
6.000%	06/15/20	Baa2	315	370,854
Sun Hung Kai Properties Capital Market Ltd. (Cayman Islands),
Gtd. Notes, MTN
4.500%	02/14/22	A1	400	427,274
WEA Finance LLC/WT Finance Aust Pty Ltd.,
Gtd. Notes, 144A
3.375%	10/03/22(a)(g)	A2	1,330	1,366,856

				10,153,963

Real Estate Investment Trusts — 0.3%
American Tower Corp.,
Sr. Unsec’d. Notes
4.700%	03/15/22	Baa3	2,690	2,976,256
5.900%	11/01/21	Baa3	1,910	2,280,097
7.250%	05/15/19	Baa3	2,179	2,672,862
AvalonBay Communities, Inc.,
Sr. Unsec’d. Notes
2.950%	09/15/22	Baa1	1,250	1,245,156
Equity One, Inc.,
Gtd. Notes
3.750%	11/15/22	Baa2	2,360	2,331,458
Federal Realty Investment Trust,
Sr. Unsec’d. Notes
5.900%	04/01/20	Baa1	140	165,293
Hospitality Properties Trust,
Sr. Unsec’d. Notes
5.625%	03/15/17	Baa2	840	927,552
Host Hotels & Resorts LP,
Gtd. Notes
6.750%	06/01/16	Ba1	169	172,803
Unsub. Notes
5.875%	06/15/19	Ba1	300	327,000
iStar Financial, Inc.,
Sr. Unsec’d. Notes
7.125%	02/15/18	B3	450	458,437
Kilroy Realty LP,
Gtd. Notes
4.800%	07/15/18	Baa3	1,165	1,297,823
6.625%	06/01/20	Baa3	670	806,293
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes
6.375%	02/15/22	Ba1	250	264,375
6.875%	05/01/21	Ba2	325	352,625

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Real Estate Investment Trusts (continued)
Omega Healthcare Investors, Inc.,
Gtd. Notes
6.750%	10/15/22(a)	Ba2		$450	$489,375
Potlatch Corp.,
Gtd. Notes
7.500%	11/01/19	Ba1		125	135,937
ProLogis LP,
Gtd. Notes
4.500%	08/15/17	Baa2		1,230	1,341,315
6.625%	12/01/19	Baa2		650	774,504
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
2.000%	02/15/18(a)	Baa2		895	895,578
3.125%	11/30/15	Baa2		220	231,931
3.250%	08/15/22	Baa2		1,050	1,029,515
4.000%	04/30/19(a)	Baa2		965	1,037,319

					22,213,504

Retail & Merchandising — 0.3%
99 Cents Only Stores,
Gtd. Notes
11.000%	12/15/19	Caa1		675	769,500
Academy Ltd./Academy Finance Corp.,
Gtd. Notes, 144A
9.250%	08/01/19(a)	Caa1		725	804,750
AmeriGas Finance LLC/AmeriGas Finance Corp.,
Gtd. Notes
6.750%	05/20/20(a)	Ba2		275	301,813
7.000%	05/20/22(a)	Ba2		575	639,687
Arcos Dorados Holdings, Inc. (British Virgin Islands),
Gtd. Notes, 144A
10.250%	07/13/16	Ba2	BRL	500	259,585
Best Buy Co., Inc.,
Sr. Unsec’d. Notes
3.750%	03/15/16	Baa2		250	233,750
CDR DB Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	10/15/20	Caa2		500	498,750
CKE Restaurants, Inc.,
Sec’d. Notes
11.375%	07/15/18	B2		340	391,000
Claire’s Stores, Inc.,
Gtd. Notes, PIK
9.625%	06/01/15	Caa3		180	166,674
Sr. Sec’d. Notes, 144A
9.000%	03/15/19(a)	B2		1,225	1,313,813
Dineequity, Inc.,
Gtd. Notes
9.500%	10/30/18(a)	B3		1,300	1,477,125
Dollar General Corp.,
Gtd. Notes
4.125%	07/15/17	Ba2		675	708,750
Europcar Groupe SA (France),
Sec’d. Notes, 144A
11.500%	05/15/17	Caa1	EUR	300	417,173
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes
6.500%	05/01/21(a)	Ba3		1,775	1,757,250
9.125%	10/01/17	Ba3		50	54,125

SEE NOTES TO FINANCIAL STATEMENTS.

A321

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Retail & Merchandising (continued)
Fiesta Restaurant Group,
Sec’d. Notes
8.875%	08/15/16	B2	$300	$320,625
Jo-Ann Stores Holdings, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
9.750%	10/15/19(a)	Caa1	600	605,250
Jo-Ann Stores, Inc.,
Sr. Unsec’d. Notes, 144A
8.125%	03/15/19	Caa1	475	483,313
Kohl’s Corp.,
Sr. Unsec’d. Notes
3.250%	02/01/23(a)	Baa1	905	882,200
LS Finance 2017 Ltd. (Hong Kong),
Gtd. Notes, MTN
5.250%	01/26/17	Baa3	300	323,642
New Academy Finance Co. LLC/New Academy Finance Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.000%	06/15/18	Caa1	750	759,375
Pantry, Inc. (The),
Gtd. Notes, 144A
8.375%	08/01/20	Caa1	300	313,500
Party City Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
8.875%	08/01/20(a)	Caa1	1,175	1,260,187
Phillips-Van Heusen Corp.,
Sr. Unsec’d. Notes
4.500%	12/15/22(a)	Ba3	400	404,000
7.375%	05/15/20(a)	Ba3	150	168,187
QVC, Inc.,
Sr. Sec’d. Notes, 144A
7.125%	04/15/17	Ba2	25	26,217
7.500%	10/01/19	Ba2	540	595,792
RadioShack Corp.,
Gtd. Notes
6.750%	05/15/19	Ba2	450	283,500
Sr. Unsec’d. Notes, 144A
2.500%	08/01/13	Ba2	325	298,187
Rite Aid Corp.,
Gtd. Notes
9.250%	03/15/20(a)	Caa2	625	665,625
9.500%	06/15/17(a)	Caa3	1,025	1,069,844
Sr. Unsec’d. Notes
7.700%	02/15/27	Ca	275	235,125
Shearer’s Foods LLC/Chip Fin Corp.,
Sr. Sec’d. Notes, 144A
9.000%	11/01/19	B3	300	315,000
Sonic Automotive, Inc.,
Sr. Sub. Notes, 144A
7.000%	07/15/22	B3	250	273,750
Wok Acquisition Corp.,
Sr. Unsec’d. Notes, 144A
10.250%	06/30/20(a)	Caa1	525	558,469

				19,635,533

Schools
Nord Anglia Education UK Holdings PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
10.250%	04/01/17	B2	700	773,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Semiconductors
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
6.000%	05/01/15	B(d)		$25	$23,250
7.750%	08/01/20	Ba3		225	188,437
Sr. Unsec’d. Notes, 144A
7.500%	08/15/22	Ba3		600	493,500
Sensata Technologies BV (Netherlands),
Gtd. Notes, 144A
6.500%	05/15/19(a)	B3		450	479,250

					1,184,437

Software
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19	Caa1		425	446,250
Fidelity National Information Services, Inc.,
Gtd. Notes
7.625%	07/15/17	Ba2		350	380,625
7.875%	07/15/20	Ba2		125	141,406
Infor US, Inc.,
Gtd. Notes
10.000%	04/01/19	Caa1	EUR	675	997,888
Lawson Software, Inc.,
Gtd. Notes
9.375%	04/01/19(a)	Caa1		575	645,437
MedAssets, Inc.,
Gtd. Notes
8.000%	11/15/18	B3		225	244,125
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20	Ba3		450	470,250

					3,325,981

Telecommunications — 0.9%
Altice Financing SA (Luxembourg),
Gtd. Notes, 144A
7.875%	12/15/19	Ba2		500	528,750
Altice Finco SA (Luxembourg),
Sr. Notes, 144A
9.875%	12/15/20	B2		550	585,429
America Movil SAB de CV (Mexico),
Gtd. Notes
5.000%	10/16/19	A2		975	1,131,122
5.000%	03/30/20	A2		1,215	1,413,618
5.625%	11/15/17	A2		1,960	2,346,602
AT&T, Inc.,
Sr. Unsec’d. Notes
2.950%	05/15/16	A2		1,465	1,551,028
5.550%	08/15/41(a)	A2		3,450	4,140,428
CC Holdings GS V LLC/Crown Castle GS III Corp.,
Sr. Sec’d. Notes, 144A
7.750%	05/01/17	Baa3		650	690,170
Colombia Telecomunicaciones SA ESP (Colombia),
Sr. Unsec’d. Notes, 144A
5.375%	09/27/22	BB(d)		480	484,051
CommScope, Inc.,
Gtd. Notes, 144A
8.250%	01/15/19(a)	B3		1,725	1,888,875

SEE NOTES TO FINANCIAL STATEMENTS.

A322

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20(a)	B3		$800	$816,000
Crown Castle International Corp.,
Sr. Unsec’d. Notes
7.125%	11/01/19(a)	B1		1,000	1,105,000
Sr. Unsec’d. Notes, 144A
5.250%	01/15/23	B1		900	963,000
Crown Castle Towers LLC,
Sr. Sec’d. Notes, 144A
6.113%	01/15/20(g)	A2		3,409	4,106,083
Digicel Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
8.250%	09/30/20(a)	Caa1		200	220,000
10.500%	04/15/18(a)	Caa1		2,080	2,288,000
Digicel Ltd. (Bermuda),
Sr. Unsec’d. Notes
8.250%	09/01/17	B1		180	192,600
Sr. Unsec’d. Notes, 144A
8.250%	09/01/17	B1		225	240,750
Eileme 2 AB (Sweden),
Sr. Sec’d. Notes, 144A
11.625%	01/31/20(a)	B3		800	932,000
GCI, Inc.,
Sr. Unsec’d. Notes
6.750%	06/01/21	B2		575	563,500
Hughes Satellite Systems Corp.,
Gtd. Notes
7.625%	06/15/21	B3		610	693,875
Sr. Sec’d. Notes
6.500%	06/15/19	Ba3		675	744,187
Inmarsat Finance PLC (United Kingdom),
Gtd. Notes, 144A
7.375%	12/01/17	Ba2		850	913,750
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	10/15/20	B3		50	54,375
Gtd. Notes, 144A
7.250%	10/15/20	B3		650	705,250
ITC Deltacom, Inc.,
Sr. Sec’d. Notes
10.500%	04/01/16	B1		90	96,300
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
11.875%	02/01/19(a)	Caa2		325	374,563
Sr. Unsec’d. Notes, 144A
8.875%	06/01/19(a)	Caa2		175	186,375
Level 3 Financing, Inc.,
Gtd. Notes
8.625%	07/15/20(a)	B3		900	999,000
9.375%	04/01/19(a)	B3		625	698,437
Gtd. Notes, 144A
7.000%	06/01/20	B3		100	104,500
Matterhorn Midco & Cy SCA (Luxembourg),
Gtd. Notes, 144A
7.750%	02/15/20	Caa1	EUR	600	807,814
Matterhorn Mobile SA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.750%	05/15/19	B1	CHF	350	407,533

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21	B2		$2,235	$1,693,013
8.875%	12/15/19	B2		981	779,895
10.000%	08/15/16	B2		86	79,980
Oi SA (Brazil),
Sr. Unsec’d. Notes, 144A
9.750%	09/15/16	Baa2	BRL	300	153,846
PAETEC Holding Corp.,
Gtd. Notes
9.875%	12/01/18	NR		175	200,375
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)		100	107,250
Qwest Corp.,
Sr. Unsec’d. Notes
7.500%	10/01/14	Baa3		50	54,725
Sable International Finance Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.750%	02/15/17	Ba2		125	133,750
8.750%	02/01/20	Ba2		400	458,000
Satmex Escrow SA de CV (Mexico),
Sr. Sec’d. Notes
9.500%	05/15/17	B3		800	840,000
SBA Telecommunications, Inc.,
Gtd. Notes
8.250%	08/15/19	B1		432	482,760
SBA Tower Trust,
Sr. Sec’d. Notes, 144A
2.933%	12/15/17(g)	A2		685	712,902
4.254%	04/15/15(g)	A2		1,615	1,696,688
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	B3		1,825	1,898,000
8.750%	03/15/32	B3		525	641,813
Sprint Nextel Corp.,
Gtd. Notes, 144A
9.000%	11/15/18	Ba3		1,600	1,976,000
Sr. Unsec’d. Notes
6.000%	11/15/22	B3		700	719,250
9.125%	03/01/17(a)	B3		750	883,125
11.500%	11/15/21	B3		300	408,000
Sunrise Communications International SA (Luxembourg),
Sr. Sec’d. Notes
5.625%	12/31/17	Ba3	CHF	400	454,819
Sr. Sec’d. Notes, 144A
7.000%	12/31/17	Ba3	EUR	750	1,074,116
Syniverse Holdings, Inc.,
Gtd. Notes
9.125%	01/15/19	Caa1		500	533,750
Telecom Italia Capital SA (Luxembourg),
Gtd. Notes
5.250%	11/15/13	Baa2		565	580,538
5.250%	10/01/15	Baa2		765	813,960
6.175%	06/18/14	Baa2		2,895	3,051,330
Telefonica Emisiones SAU (Spain),
Gtd. Notes
3.992%	02/16/16	Baa1		3,715	3,865,458
5.462%	02/16/21	Baa1		575	613,094

SEE NOTES TO FINANCIAL STATEMENTS.

A323

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Telecommunications (continued)
Telenet Finance V Luxembourg SCA (Luxembourg),
Sr. Sec’d. Notes, 144A
6.250%	08/15/22	Ba3	EUR	225	$317,186
Telesat Canada/Telesat LLC (Canada),
Gtd. Notes
12.500%	11/01/17	Caa1		$575	631,063
tw telecom holdings, Inc.,
Gtd. Notes, 144A
5.375%	10/01/22	B1		300	314,250
UPCB Finance V Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.250%	11/15/21	Ba3		300	330,000
UPCB Finance VI Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.875%	01/15/22(a)	Ba3		350	378,875
ViaSat, Inc.,
Gtd. Notes
6.875%	06/15/20(a)	B1		550	574,750
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Ireland),
Unsec’d. Notes
7.748%	02/02/21	Ba3		1,150	1,328,250
Unsec’d. Notes, 144A
7.748%	02/02/21	Ba3		450	519,750
VimpelCom Holdings BV (Netherlands),
Gtd. Notes
7.504%	03/01/22	Ba3		350	401,187
Gtd. Notes, 144A
7.504%	03/01/22	Ba3		225	257,906
Virgin Media Sec’d. Finance PLC (United Kingdom),
Sr. Sec’d. Notes
5.250%	01/15/21	Baa3		615	718,093
Vivendi SA (France),
Sr. Unsec’d. Notes, 144A
3.450%	01/12/18(g)	Baa2		1,975	2,039,515
West Corp.,
Gtd. Notes
7.875%	01/15/19	B3		550	569,250
8.625%	10/01/18	B3		300	314,250
Wind Acquisition Finance SA (Luxembourg),
Sec’d. Notes, 144A
11.750%	07/15/17	B3		625	654,688
Sr. Sec’d. Notes, 144A
7.250%	02/15/18(a)	Ba3		450	455,625
7.250%	02/15/18	Ba3		200	201,000
Wind Acquisition Holdings Finance SA (Luxembourg),
Sr. Sec’d. Notes, PIK, 144A
12.250%	07/15/17(a)	Caa1		815	831,339
Windstream Corp.,
Gtd. Notes
7.875%	11/01/17(a)	Ba3		575	646,875

					69,363,254

Tobacco
Reynolds American, Inc.,
Gtd. Notes
3.250%	11/01/22	Baa2		1,275	1,280,731
6.750%	06/15/17(a)	Baa3		385	464,933
7.625%	06/01/16	Baa3		595	711,866

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Tobacco (continued)
					$2,457,530

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.050%	09/01/22(a)	A3		$1,025	1,059,293
5.050%	03/01/41	A3		585	664,110
DP World Sukuk Ltd. (Cayman Islands),
Unsec’d. Notes
6.250%	07/02/17	Baa3		1,370	1,539,537
Florida East Coast Holdings Corp.,
Sr. Unsec’d. Notes, PIK
10.500%	08/01/17	Caa3		3	2,952
Florida East Coast Railway Corp.,
Sr. Sec’d. Notes
8.125%	02/01/17	B3		375	397,500
Gategroup Finance Luxembourg SA (Luxembourg),
Sr. Unsec’d. Notes, 144A
6.750%	03/01/19	B1	EUR	350	492,245
GATX Corp.,
Sr. Unsec’d. Notes
3.500%	07/15/16	Baa1		1,420	1,480,153
4.850%	06/01/21	Baa1		635	667,371
Kansas City Southern de Mexico SA de CV (Mexico),
Sr. Unsec’d. Notes
6.125%	06/15/21	Ba2		1,225	1,384,250
6.625%	12/15/20	Ba2		100	113,500
8.000%	02/01/18	Ba2		225	248,063
Kazakhstan Temir Zholy Finance BV (Netherlands),
Gtd. Notes, 144A
6.375%	10/06/20	Baa3		500	605,000
6.950%	07/10/42	Baa3		200	251,500
Maxim Crane Works LP,
Sec’d. Notes, 144A
12.250%	04/15/15	Caa1		100	102,500
Union Pacific Corp.,
Sr. Unsec’d. Notes
4.750%	09/15/41	Baa2		1,385	1,553,555

					10,561,529

Utilities — 0.1%
Allegheny Energy Supply Co. LLC,
Sr. Unsec’d. Notes, 144A
6.750%	10/15/39(g)	Baa3		755	827,336
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.375%	04/01/36	Baa2		640	803,865
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
5.900%	10/01/16	Baa2		460	536,785
Calpine Construction Finance Co. LP/CCFC Finance Corp.,
Sr. Sec’d. Notes, 144A
8.000%	06/01/16	Ba3		350	371,875
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A
4.600%	01/27/20(g)	Aa3		815	914,845
6.950%	01/26/39(g)	Aa3		250	334,288
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39	A3		1,925	2,238,507

SEE NOTES TO FINANCIAL STATEMENTS.

A324

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE OBLIGATIONS (continued)
Utilities (continued)
Nevada Power Co.,
General Ref. Mortgage
6.650%	04/01/36	Baa2		$1,105	$1,499,354
Pennsylvania Electric Co.,
Sr. Unsec’d. Notes
6.150%	10/01/38	Baa2		640	769,653
Southwest Gas Corp.,
Sr. Unsec’d. Notes
3.875%	04/01/22	Baa1		1,895	2,091,494
Tampa Electric Co.,
Sr. Unsec’d. Notes
6.150%	05/15/37	Baa1		235	318,845

					10,706,847

Water
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil),
Sr. Unsec’d. Notes, 144A
6.250%	12/16/20	BB+(d)		300	327,000

TOTAL CORPORATE OBLIGATIONS (cost $861,152,086)					907,349,811

FOREIGN GOVERNMENT BONDS — 2.3%
Arab Republic of Egypt (Egypt),
Sr. Unsec’d. Notes
5.750%	04/29/20	Ba3		100	99,250
6.875%	04/30/40	Ba3		960	907,200
Argentina Boden Bonds (Argentina),
Sr. Unsec’d. Notes
7.000%	10/03/15	NR		500	455,000
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
2.500%	12/31/38	NR		2,400	861,600
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes
6.369%	06/16/18	Baa2		500	592,500
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes
4.138%	01/03/23(g)	Aa2		540	574,830
5.603%	07/20/20(g)	Aa2		1,095	1,287,825
Brazil Notas do Tesouro Nacional (Brazil),
Bonds
6.000%	08/15/20	Baa2	BRL	2,500	3,226,263
Notes
6.000%	05/15/15	Baa2	BRL	2,615	3,102,886
10.000%	01/01/14	Baa2	BRL	4,806	2,407,464
10.000%	01/01/21	Baa2	BRL	1,935	994,481
10.000%	01/01/23	Baa2	BRL	1,379	707,019
Sr. Notes
10.000%	01/01/17	Baa2	BRL	1,366	702,048
Brazil Notas do Tesouro Nacional Serie B (Brazil),
Notes
6.000%	08/15/16	NR	BRL	1,075	1,309,615
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.875%	08/05/20	Aa3		420	473,550
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
6.375%	03/24/21	Baa3		500	568,750

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Dominican Republic International (Dominican Republic),
Sr. Unsec’d. Notes
7.500%	05/06/21	B1		$825	$958,237
9.040%	01/23/18	B1		82	92,630
Grenada Government International Bond (Grenada),
Unsub. Notes
4.500%	09/15/25(g)	CCC+(d)		480	216,000
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
4.750%	02/03/15	Ba1		2,480	2,554,400
7.625%	03/29/41	Ba1		100	115,500
Ivory Coast (Ivory Coast),
Sr. Unsec’d. Notes
3.750%	12/31/32	NR		1,150	1,072,375
Jamaica Government International Bond (Jamaica),
Sr. Unsec’d. Notes
8.000%	06/24/19	B3		595	581,613
Unsec’d. Notes
10.625%	06/20/17	B3		800	874,000
KM Germany Holdings GmbH (Germany),
Sr. Sec’d. Notes, 144A
8.750%	12/15/20	B2	EUR	100	138,596
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.125%	03/09/21	Baa1		400	492,520
Mexican Bonos (Mexico),
Bonds
6.500%	06/09/22	Baa1	MXN	20,000	1,674,020
7.500%	06/03/27	Baa1	MXN	6,500	585,014
7.750%	11/13/42	Baa1	MXN	13,000	1,182,346
8.500%	12/13/18	Baa1	MXN	6,500	588,395
10.000%	11/20/36	Baa1	MXN	7,805	872,779
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes, 144A
4.125%	01/05/18	B1		215	212,850
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
4.250%	12/11/22	BBB-(d)		420	421,552
5.500%	12/11/42	NR		200	202,865
Namibia International Bonds (Namibia),
Sr. Unsec’d. Notes, 144A
5.500%	11/03/21	Baa3		200	224,000
Nigeria Government International Bond (Nigeria),
Sr. Unsec’d. Notes
6.750%	01/28/21	BB-(d)		200	236,500
Sr. Unsec’d. Notes, 144A
6.750%	01/28/21	BB-(d)		350	414,311
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
5.000%	01/13/37	Ba2		1,150	1,398,687
Province of Manitoba Canada (Canada),
Sr. Unsec’d. Notes
1.300%	04/03/17(a)	Aa1		2,125	2,171,325
Province of Ontario Canada (Canada),
Sr. Unsec’d. Notes
1.600%	09/21/16(a)	Aa1		1,980	2,042,998
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes
5.750%	01/20/42	Aa2		300	390,000

SEE NOTES TO FINANCIAL STATEMENTS.

A325

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Republic of Brazil (Brazil),
Sr. Unsec’d. Notes
4.875%	01/22/21	Baa2	$1,800	$2,169,000
5.625%	01/07/41	Baa2	4,070	5,331,700
5.875%	01/15/19	Baa2	800	989,600
7.125%	01/20/37	Baa2	2,900	4,437,000
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21	Baa3	200	230,300
6.125%	01/18/41	Baa3	440	604,120
Republic of Congo (Congo),
Sr. Unsec’d. Notes
3.000%	06/30/29	NR	165	142,368
Republic of Fiji (Fiji),
Sr. Unsec’d. Notes
9.000%	03/15/16	B1	400	409,444
Republic of Gabonese (Gabon),
Bonds
8.200%	12/12/17	BB-(d)	750	909,375
Republic of Georgia (Russia),
Unsec’d. Notes
6.875%	04/12/21	Ba3	400	462,000
Republic of Iceland (Iceland),
Unsec’d. Notes
4.875%	06/16/16	Baa3	500	525,329
Unsec’d. Notes, 144A
4.875%	06/16/16	Baa3	850	892,734
5.875%	05/11/22	Baa3	435	485,656
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
4.875%	05/05/21	Baa3	4,100	4,715,000
5.875%	03/13/20	Baa3	669	804,473
6.875%	01/17/18	Ba1	1,000	1,221,250
7.750%	01/17/38	Ba1	980	1,477,350
11.625%	03/04/19	Ba1	241	364,513
Unsec’d. Notes
3.750%	04/25/22	Baa3	1,700	1,812,625
5.250%	01/17/42	Baa3	750	876,563
Unsec’d. Notes, 144A
3.750%	04/25/22	Baa3	3,200	3,412,000
5.250%	01/17/42	Baa3	600	696,750
Republic of Iraq (Iraq),
Unsec’d. Notes
5.800%	01/15/28	NR	2,990	2,825,550
Republic of Lithuania (Lithuania),
Sr. Unsec’d. Notes
7.375%	02/11/20	Baa1	349	454,573
Republic of Peru (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50	Baa3	1,650	2,139,225
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
6.375%	10/23/34	Ba2	4,225	5,936,125
Republic of Poland (Poland),
Sr. Unsec’d. Notes
3.875%	07/16/15	A2	2,490	2,670,525
Republic of Serbia (Serbia),
Sr. Unsec’d. Notes
6.750%	11/01/24	BB-(d)	1,232	1,244,320
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
5.250%	11/21/17	BB-(d)		$270	$280,125
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
6.250%	03/08/41	Baa1		200	265,000
Republic of Turkey (Turkey),
Bonds
10.000%	06/17/15	BBB-(d)	TRY	2,277	1,390,234
Bonds, TIPS
4.500%	02/11/15	BBB-(d)	TRY	2,278	1,714,351
Sr. Unsec’d. Notes
5.625%	03/30/21	Ba2		1,750	2,078,125
6.250%	09/26/22	Ba1		6,150	7,665,975
6.750%	04/03/18	Ba2		1,300	1,571,375
6.750%	05/30/40	Ba2		1,550	2,100,250
6.875%	03/17/36	Ba2		600	810,000
7.000%	03/11/19	Ba2		500	621,750
7.000%	06/05/20	Ba2		2,000	2,550,000
7.250%	03/15/15	Ba2		100	111,170
7.250%	03/05/38	Ba2		200	282,900
7.375%	02/05/25	Ba2		100	135,500
7.500%	11/07/19	Ba2		3,400	4,397,900
8.000%	02/14/34	Ba2		1,140	1,710,000
Unsec’d. Notes
5.125%	03/25/22	Ba2		2,100	2,415,000
6.000%	01/14/41	Ba2		1,825	2,276,688
Republic of Zambia (Zambia),
Unsec’d. Notes, 144A
5.375%	09/20/22	B+(d)		295	292,272
Russian Federation (Russia),
Sr. Unsec’d. Notes, 144A
7.850%	03/10/18	Baa1	RUB	10,000	356,769
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
7.500%	03/31/30	Baa1		14,865	19,091,964
Russian Foreign Bond - Eurobond (Russia),
Sr. Unsec’d. Notes
4.500%	04/04/22	Baa1		1,400	1,603,000
5.000%	04/29/20	Baa1		2,300	2,714,000
5.625%	04/04/42	Baa1		1,000	1,242,500
Svensk Exportkredit AB (Sweden),
Sr. Unsec’d. Notes
5.125%	03/01/17	Aa1		345	400,752
Turkey Government Bond (Turkey),
Bonds
7.500%	09/24/14	BBB-(d)	TRY	1,800	1,031,952
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
6.580%	11/21/16	B2		1,865	1,862,762
6.875%	09/23/15	B2		1,400	1,414,000
7.750%	09/23/20	B2		650	667,875
9.250%	07/24/17	B3		1,700	1,844,500
9.250%	07/24/17	B3		385	417,725
Sr. Unsec’d. Notes, 144A
6.250%	06/17/16	B2		400	397,000
7.750%	09/23/20	B2		300	308,250
7.800%	11/28/22	B3		300	301,542
United Mexican States (Mexico),
Sr. Unsec’d. Notes
3.625%	03/15/22	Baa1		1,150	1,257,813
5.625%	01/15/17	Baa1		1,000	1,160,000

SEE NOTES TO FINANCIAL STATEMENTS.

A326

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
5.750%	10/12/2110	Baa1	$176	$211,640
6.050%	01/11/40	Baa1	2,200	2,950,200
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	Baa1	3,696	4,176,480
5.950%	03/19/19	Baa1	1,450	1,783,500
6.375%	01/16/13	Baa1	205	205,308
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
7.000%	03/31/38	B2	1,100	880,000
7.650%	04/21/25	B2	2,040	1,795,200
8.250%	10/13/24	B2	800	736,000
9.250%	05/07/28	B2	2,382	2,346,073
11.950%	08/05/31	B2	4,524	5,145,481
12.750%	08/23/22	B2	2,635	3,069,775
Vnesheconombank Via VEB Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
6.902%	07/09/20	BBB(d)	800	975,040
Wakala Global Sukuk Bhd (Malaysia),
Sr. Unsec’d. Notes
4.646%	07/06/21	A3	500	576,209

TOTAL FOREIGN GOVERNMENT BONDS (cost $163,663,990)				179,815,187

MUNICIPAL BONDS — 1.3%
California — 0.1%
Bay Area Toll Authority,
Revenue Bonds
6.263%	04/01/49	Aa3	2,375	3,253,417
East Bay Municipal Utility District Water System,
Revenue Bonds
5.874%	06/01/40	Aa1	1,505	1,962,956
Los Angeles Department of Airports,
Revenue Bonds
7.053%	05/15/40	A1	1,230	1,648,077
San Diego County Water Authority,
Revenue Bonds
6.138%	05/01/49	Aa2	275	359,227
State of California,
General Obligation Unlimited
4.000%	09/01/26	A1	2,115	2,327,325

				9,551,002

Colorado
Regional Transportation District Sales Tax,
Revenue Bonds
5.000%	11/01/38	Aa2	770	879,078

District of Columbia
District of Columbia,
Revenue Bonds
5.250%	12/01/34	Aa1	770	943,712
5.591%	12/01/34	Aa1	120	149,034

				1,092,746

Florida
Florida State Board of Education,
Revenue Bonds
5.000%	07/01/20	A1	1,520	1,851,512

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Georgia — 0.2%
State of Georgia,
General Obligation Unlimited
5.000%	10/01/21	Aaa	$5,745	$7,398,813
5.000%	07/01/23	Aaa	995	1,271,411
5.000%	07/01/24	Aaa	720	913,176
5.000%	07/01/25	Aaa	745	939,713

				10,523,113

Hawaii
State of Hawaii,
General Obligation Unlimited
5.000%	12/01/23	Aa2	1,645	2,035,062

Illinois — 0.1%
Chicago IL O’Hare International Airport,
Revenue Bonds
6.395%	01/01/40	A1	480	621,346
Chicago Metropolitan Water Reclamation District-Greater Chicago,
General Obligation Ltd.
5.720%	12/01/38	Aaa	2,065	2,670,437
Chicago Transit Authority,
Revenue Bonds
6.899%	12/01/40	Aa3	300	360,099

				3,651,882

Kansas
Kansas State Development Finance Authority,
Revenue Bonds
5.501%	05/01/34	Aa2	125	145,475

Louisiana
State of Louisiana,
General Obligation Unlimited
5.000%	07/15/21	Aa2	925	1,171,217
5.000%	08/01/21	Aa2	810	1,026,092

				2,197,309

Maryland — 0.1%
Maryland State Transportation Authority,
Revenue Bonds
5.754%	07/01/41	Aa3	1,140	1,475,890
5.888%	07/01/43	Aa3	2,120	2,826,214

				4,302,104

Massachusetts — 0.1%
Commonwealth of Massachusetts,
General Obligation Ltd.
4.500%	08/01/31	Aa1	840	944,202
5.000%	06/01/25	Aa1	885	1,079,019
5.250%	09/01/24	Aa1	1,130	1,487,894
Revenue Bonds
5.000%	06/01/23	Aaa	2,215	2,762,526
Massachusetts Bay Transportation Authority,
Revenue Bonds
5.000%	07/01/20	Aa1	930	1,166,090

				7,439,731

Minnesota
State of Minnesota,
Revenue Bonds
5.000%	03/01/27	AA(d)	900	1,088,064

SEE NOTES TO FINANCIAL STATEMENTS.

A327

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
New Jersey
New Jersey State Turnpike Authority,
Revenue Bonds
5.000%	01/01/29	A3	$1,255	$1,468,099

New York — 0.3%
City of New York,
General Obligation Unlimited
5.000%	04/01/23	Aa2	1,600	1,967,808
6.271%	12/01/37	Aa2	645	859,759
Metropolitan Transportation Authority,
Revenue Bonds
7.336%	11/15/39	AA(d)	1,940	2,804,522
New York Build America Bonds,
General Obligation Unlimited
5.846%	06/01/40	Aa2	1,180	1,537,198
New York City Housing Development Corp.,
Revenue Bonds
6.420%	11/01/27	Aa2	25	25,361
New York City Municipal Water Finance Authority & Sewer Systems,
Revenue Bonds
5.952%	06/15/42	Aa2	265	363,789
New York City Transitional Finance Authority,
Revenue Bonds
5.000%	11/01/24	Aa1	610	747,055
5.000%	02/01/25	Aa1	620	747,218
5.267%	05/01/27	Aa1	1,810	2,204,616
5.508%	08/01/37	Aa1	1,905	2,328,024
New York State Dormitory Authority,
Revenue Bonds
4.000%	12/15/22	AAA(d)	920	1,076,888
Port Authority of New York & New Jersey,
Revenue Bonds
4.458%	10/01/62	Aa3	4,320	4,238,870
Tompkins County Industrial Development Agency,
Revenue Bonds
5.000%	07/01/37	Aa1	780	895,362

				19,796,470

Oregon
Oregon State Taxable Pension,
General Obligation Unlimited
5.892%	06/01/27	Aa1	60	76,673

Pennsylvania — 0.1%
Commonwealth of Pennsylvania,
General Obligation Unlimited
5.000%	07/01/21	Aa2	1,670	2,113,569
Philadelphia Authority for Industrial Development,
Revenue Bonds
3.964%	04/15/26	A2	3,920	3,961,905

				6,075,474

South Carolina
South Carolina State Public Service Authority,
Revenue Bonds
4.322%	12/01/27	Aa3	1,460	1,580,538

Texas — 0.2%
City of Houston TX,
General Obligation Ltd.
5.000%	03/01/23	AA(d)	850	1,057,511

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Texas (continued)
6.290%	03/01/32	Aa2	$2,845	$3,544,813
City of San Antonio TX,
Revenue Bonds
5.250%	02/01/24	Aa1	1,655	2,153,767
County of Harris TX,
General Obligation Ltd.
5.000%	10/01/24	AAA(d)	950	1,198,891
Dallas Independent School District,
General Obligation Unlimited
4.000%	08/15/27	Aaa	945	1,062,426
5.000%	08/15/29	Aaa	1,025	1,253,719
Texas State Transportation Commission,
Revenue Bonds
5.178%	04/01/30	Aaa	2,420	2,917,842

				13,188,969

Utah
Utah Transit Authority Sales Tax,
Revenue Bonds
5.937%	06/15/39	Aa2	1,920	2,565,696

Virginia — 0.1%
University of Virginia,
Revenue Bonds
5.000%	09/01/40	Aaa	1,130	1,360,836
Virginia College Building Authority,
Revenue Bonds
5.000%	02/01/22	Aa1	620	784,951
Virginia Commonwealth Transportation Board,
Revenue Bonds
5.350%	05/15/35	Aa1	120	142,452
Virginia Public Building Authority,
Revenue Bonds
5.900%	08/01/30	Aa1	1,015	1,303,250
Virginia Public School Authority,
Revenue Bonds
4.250%	12/15/30	Aa1	1,755	1,881,378
5.000%	08/01/23	Aa1	1,470	1,843,130

				7,315,997

Washington
State of Washington,
General Obligation Unlimited
5.000%	07/01/24	Aa1	1,590	1,965,192

TOTAL MUNICIPAL BONDS (cost $94,534,372)				98,790,186

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.1%
Banc of America Mortgage Securities, Inc.,
Series 2004-A, Class 2A2
2.971%(c)	02/25/34	BB(d)	47	46,880
Series 2004-D, Class 2A2
3.109%(c)	05/25/34	BBB(d)	25	24,700
Series 2004-H, Class 2A2
3.074%(c)	09/25/34	B1	36	35,337
Series 2004-I, Class 3A2
3.121%(c)	10/25/34	A1	15	15,532
Series 2005-J, Class 2A1
3.102%(c)	11/25/35	Caa2	205	178,401

SEE NOTES TO FINANCIAL STATEMENTS.

A328

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-J, Class 3A1
3.134%(c)	11/25/35	Caa1	$61	$55,855
Credit Suisse Mortgage Capital Certificates,
Series 2010-1R, Class 12A1, 144A
3.348%(c)	03/27/36(g)	AAA(d)	59	58,401
Series 2010-1R, Class 42A1, 144A
5.000%	10/27/36(g)	AAA(d)	114	116,980
Fannie Mae Interest Strip,
Series 319, Class 2, IO
6.500%	02/01/32(g)	Aaa	13	2,045
Fosse Master Issuer PLC (United Kingdom),
Series 2011-1A, Class A5, 144A
1.825%(c)	10/18/54(g)	Aaa	575	593,807
Series 2012-1A, Class 3A1, 144A
1.811%(c)	10/18/54(g)	Aaa	2,620	2,696,396
Government National Mortgage Assoc.,
Series 2010-92, Class PI, IO
4.500%	11/20/37(g)	Aaa	2,168	244,571
Series 2010-103, Class IN, IO
4.500%	02/20/39(g)	Aaa	2,587	253,628
Series 2010-164, Class MI, IO
4.000%	09/20/37(g)	Aaa	8,638	950,759
Series 2011-41, Class AI, IO
4.500%	12/20/39(g)	Aaa	2,480	366,361
Series 2011-88, Class EI, IO
4.500%	11/20/39(g)	Aaa	2,239	338,270
Holmes Master Issuer PLC (United Kingdom),
Series 2012-1A, Class A2, 144A
1.990%(c)	10/15/54(g)	Aaa	1,860	1,904,287
Series 2012-3A, Class B1, 144A
2.540%(c)	10/15/54(g)	Aa3	1,250	1,290,729
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
3.048%(c)	07/25/35	Ba3	611	620,188
MortgageIT Trust,
Series 2005-2, Class 1A1
0.470%(c)	05/25/35	Baa2	2,032	1,902,156
Sequoia Mortgage Trust,
Series 2010-H1, Class A1
3.750%(c)	02/25/40	Aaa	65	65,885
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 2A1
2.996%(c)	09/25/35	CCC(d)	133	130,298
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.860%(c)	01/25/34	A+(d)	41	40,767
Series 2004-G, Class A3
4.710%(c)	06/25/34	Aaa	359	368,455
Series 2005-AR2, Class 2A2
2.617%(c)	03/25/35	B2	39	38,417

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $11,789,172)				12,339,105

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 9.0%
Federal Home Loan Mortgage Corp.
1.000%	09/29/17	$4,055	$4,097,606
2.725%(c)	07/01/35	23	24,851
2.735%(c)	01/01/37	29	31,410
2.742%(c)	02/01/37	243	254,830
2.747%(c)	04/01/37	441	471,823
2.771%(c)	02/01/35	107	113,933
2.781%(c)	02/01/37	55	59,159
2.900%(c)	11/01/35	21	22,897
2.903%(c)	03/01/36	53	56,567
2.910%(c)	09/01/32	3	2,895
2.925%(c)	02/01/37	171	182,673
3.000%	01/01/43	12,595	13,180,330
3.088%(c)	02/01/37	89	94,372
3.500%	07/01/42-09/01/42	28,121	29,988,018
4.000%	08/01/26-12/01/41	17,733	18,994,724
4.500%	04/01/19-04/01/41	16,616	17,882,518
5.000%	10/01/18-08/01/40	6,141	6,641,751
5.387%(c)	01/01/36	12	12,892
5.500%	12/01/18-09/01/20	248	264,638
5.888%(c)	12/01/36	8	8,782
5.960%(c)	10/01/36	37	39,876
6.000%	10/01/32-08/01/38	391	425,993
6.026%(c)	11/01/36	36	38,536
6.058%(c)	10/01/36	54	58,245
6.246%(c)	08/01/36	44	48,415
6.500%	08/01/36	127	144,521
7.000%	11/01/30-06/01/32	7	8,044
Federal National Mortgage Assoc.
0.875%	08/28/17-10/26/17	12,245	12,289,820
2.500%	05/15/14-12/01/27	5,520	5,730,062
2.614%(c)	07/01/35	52	55,190
2.668%(c)	11/01/35	72	76,569
2.703%(c)	11/01/37	222	236,175
2.748%(c)	08/01/37-09/01/37	119	127,548
2.776%(c)	08/01/36	60	64,317
2.815%(c)	01/01/37	103	110,403
3.000%	06/01/27-11/01/42	41,233	43,357,917
3.040%(c)	12/01/36	62	66,661
3.500%	01/01/26-11/01/42	33,872	36,175,233
3.903%(c)	12/01/35	46	48,897
4.000%	04/01/24-02/01/42	100,664	108,035,059
4.500%	05/01/19-06/01/41	103,037	111,601,364
4.685%(c)	12/01/35	21	21,832
4.875%	12/15/16	4,725	5,505,253
5.000%	03/01/18-09/01/41	67,692	73,662,893
5.500%	01/01/17-03/01/40	58,069	63,416,694
5.733%(c)	12/01/35	6	5,972
5.968%(c)	09/01/36	26	28,304
6.000%	04/01/21-10/01/40	38,783	42,524,029
6.500%	07/01/32-10/01/39	9,713	10,913,810
7.000%	01/01/31-04/01/37	33	39,310
Government National Mortgage Assoc.
2.500%	05/20/27-09/20/27	13,515	14,229,607
3.000%	06/20/27-11/20/42	20,356	21,669,957
3.500%	09/20/42-10/20/42	10,267	11,165,687
4.000%	09/20/25-01/20/41	4,376	4,784,779
4.500%	11/20/40-03/20/41	8,500	9,357,042

SEE NOTES TO FINANCIAL STATEMENTS.

A329

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	03/20/34-03/20/41	$11,860		$13,023,260
5.500%	10/20/32-05/20/34	121		136,184
6.000%	01/20/33	4		4,590
6.500%	09/20/32-12/20/33	21		24,189
7.000%	12/15/13	1		1,501
8.000%	12/15/16-07/15/23	7		8,208
8.500%	06/15/16-10/15/26	23		26,356
9.500%	03/15/19-01/15/20	1		1,653
12.000%	09/15/13	—	(r)	5

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $675,184,849)				681,676,629

U.S. TREASURY OBLIGATIONS — 5.7%
U.S. Treasury Bonds
4.625%	02/15/40	53,550		72,351,084
5.375%	02/15/31	14,370		20,513,175
6.750%	08/15/26	21,585		33,348,825
U.S. Treasury Inflationary Indexed Bonds, TIPS
1.875%	07/15/13	19,984		25,574,322
2.000%	07/15/14	8,989		11,640,414
U.S. Treasury Notes
0.125%	09/30/13	16,280		16,275,556
0.875%	02/28/17	116,385		117,912,553
2.625%	07/31/14-08/15/20	82,805		87,941,146
2.625%	04/30/16(k)	43,060		46,181,850

TOTAL U.S. TREASURY OBLIGATIONS (cost $431,705,927)				431,738,925

TOTAL LONG-TERM INVESTMENTS (cost $6,808,738,113)				7,326,372,519

SHORT-TERM INVESTMENT — 9.9%		Shares
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $750,159,735; includes $425,949,365 of cash collateral for securities on loan)(b)(w)(Note 4)		750,159,735		750,159,735

TOTAL INVESTMENTS — 106.2% (cost $7,558,897,848)				8,076,532,254
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (6.2)%				(472,895,075)

NET ASSETS — 100.0%				$7,603,637,179

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ADS	American Depositary Security

CVA	Certified Van Aandelen (Bearer)
FREMF	Freddie Mac Mortgage Trust
GDR	Global Depository Receipts
IO	Interest Only
MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NYSE	New York Stock Exchange
PIK	Payment-in-Kind
PRFC	Preference Shares
TIPS	Treasury Inflation Protected Securities
XTSE	Toronto Stock Exchange
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
NOK	Norwegian Krone
PHP	Phillipine Peso
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $417,499,711; cash collateral of $425,949,365 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A330

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation
Short Positions:
124	5 Year U.S. Treasury Notes	Mar. 2013	$15,448,656	$15,427,344	$21,312
798	10 Year U.S. Treasury Notes	Mar. 2013	106,495,594	105,959,438	536,156
35	30 Year U.S. Treasury Bonds	Mar. 2013	5,251,914	5,162,500	89,414
15	30 Year U.S. Ultra Treasury Bonds	Mar. 2013	2,494,102	2,438,906	55,196

					$702,078

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 02/15/13	Morgan Stanley	BRL	1,686	$797,918	$818,525	$20,607
Expiring 02/15/13	Pershing LLC	BRL	164	78,506	79,619	1,113
Chinese Yuan,
Expiring 03/14/13	Citigroup Global Markets	CNY	4,790	762,035	764,544	2,509
Euro,
Expiring 01/03/13	Pershing LLC	EUR	12	15,600	15,518	(82)
Expiring 01/04/13	Pershing LLC	EUR	108	142,764	142,481	(283)
Expiring 01/04/13	Pershing LLC	EUR	58	76,587	76,435	(152)
Expiring 02/15/13	Citigroup Global Markets	EUR	551	706,521	727,586	21,065
Indian Rupee,
Expiring 01/22/13	Hong Kong & Shanghai Bank	INR	38,904	702,746	706,711	3,965
Japanese Yen,
Expiring 01/04/13	Pershing LLC	JPY	6,411	75,102	73,998	(1,104)
Expiring 01/04/13	Pershing LLC	JPY	6,303	73,839	72,754	(1,085)
Expiring 01/07/13	Pershing LLC	JPY	29,281	341,562	338,002	(3,560)
Expiring 01/08/13	Pershing LLC	JPY	52,537	608,277	606,458	(1,819)
Expiring 01/08/13	Pershing LLC	JPY	10,149	117,451	117,154	(297)
Expiring 01/08/13	Pershing LLC	JPY	10,107	117,021	116,671	(350)
Expiring 01/08/13	Pershing LLC	JPY	5,289	61,207	61,052	(155)
Malaysian Ringgit,
Expiring 02/19/13	Hong Kong & Shanghai Bank	MYR	496	1,616,563	1,615,580	(983)
Expiring 02/19/13	Standard Chartered PLC	MYR	4,320	1,406,067	1,407,686	1,619
Mexican Peso,
Expiring 02/15/13	JPMorgan Chase	MXN	20,705	1,621,099	1,594,925	(26,174)
Nigerian Naira,
Expiring 02/15/13	Barclays Capital Group	NGN	114,773	707,820	734,894	27,074
Norwegian Krone,
Expiring 01/04/13	Pershing LLC	NOK	666	119,330	119,904	574
Philippine Peso,
Expiring 02/15/13	Hong Kong & Shanghai Bank	PHP	57,739	1,403,305	1,406,935	3,630
Russian Ruble,
Expiring 02/15/13	Hong Kong & Shanghai Bank	RUB	50,831	1,606,669	1,650,468	43,799
Expiring 02/15/13	Hong Kong & Shanghai Bank	RUB	33,784	1,054,893	1,096,957	42,064
Expiring 02/15/13	Morgan Stanley USA	RUB	45,091	1,452,674	1,464,092	11,418
South African Rand,
Expiring 01/03/13	Pershing LLC	ZAR	248	28,850	29,231	381
Expiring 01/07/13	Pershing LLC	ZAR	1,661	195,337	195,780	443
Expiring 01/07/13	Pershing LLC	ZAR	339	39,893	39,989	96
Expiring 01/08/13	Pershing LLC	ZAR	122	14,349	14,329	(20)
South Korean Won,
Expiring 01/17/13	Royal Bank of Canada	KRW	1,635,937	1,506,804	1,526,315	19,511
Swedish Krona,
Expiring 01/04/13	Pershing LLC	SEK	652	100,366	100,185	(181)
Expiring 01/04/13	Pershing LLC	SEK	346	53,107	53,167	60
Swiss Franc,
Expiring 01/04/13	Pershing LLC	CHF	129	141,171	141,314	143

SEE NOTES TO FINANCIAL STATEMENTS.

A331

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Swiss Franc (continued)
Expiring 01/04/13	Pershing LLC	CHF	15	$16,095	$16,061	$(34)
Turkish Lira,
Expiring 02/15/13	Bank of America	TRY	1,299	725,030	723,578	(1,452)

				$18,486,558	$18,648,898	$162,340

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 02/15/13	Bank of America	BRL	26,154	$12,598,266	$12,697,332	$(99,066)
Expiring 02/15/13	State Street Bank & Co.	BRL	136	649,740	662,199	(12,459)
Euro,
Expiring 01/02/13	Pershing LLC	EUR	11	14,456	14,426	30
Expiring 02/15/13	Bank of America	EUR	551	702,834	727,586	(24,752)
Expiring 02/15/13	Goldman Sachs & Co.	EUR	102	132,551	135,156	(2,605)
Expiring 03/11/13	Goldman Sachs & Co.	EUR	100	131,797	132,077	(280)
Expiring 03/11/13	Hong Kong & Shanghai Bank	EUR	11,851	15,373,969	15,652,209	(278,240)
Expiring 03/11/13	Pershing LLC	EUR	108	141,582	141,939	(357)
Mexican Peso,
Expiring 02/15/13	Bank of America	MXN	15,603	1,213,228	1,201,920	11,308
Expiring 02/15/13	Citigroup Global Markets	MXN	4,448	333,175	342,634	(9,459)
Expiring 02/15/13	Pershing LLC	MXN	7,897	599,634	608,336	(8,702)
Swiss Franc,
Expiring 02/14/13	UBS Securities	CHF	1,476	1,561,659	1,615,592	(53,933)
Turkish Lira,
Expiring 02/15/13	Credit Suisse First Boston Corp.	TRY	5,735	3,138,682	3,194,551	(55,869)
Expiring 02/15/13	Deutsche Bank	TRY	310	170,054	172,377	(2,323)
Expiring 02/15/13	Pershing LLC	TRY	1,532	849,229	853,560	(4,331)

				$37,610,856	$38,151,894	$(541,038)

SEE NOTES TO FINANCIAL STATEMENTS.

A332

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,815,177,278	$1,028,207,267	$—
Preferred Stocks	2,335,706	18,123,196	—
Asset-Backed Securities	—	62,203,763	—
Commercial Mortgage-Backed
Securities	—	88,615,466	—
Corporate Obligations	—	907,349,811	—
Foreign Government Bonds	—	179,815,187	—
Municipal Bonds	—	98,790,186	—
Residential Mortgage-Backed
Securities	—	12,339,105	—
U.S. Government Agency Obligations	—	681,676,629	—
U.S. Treasury Obligations	—	431,738,925	—
Affiliated Money Market Mutual Fund	750,159,735	—	—
Other Financial Instruments*
Futures Contracts	702,078	—	—
Foreign Forward Currency Contracts	—	(378,698)	—

Total	$4,568,374,797	$3,508,480,837	$—

Fair Value of Level 2 investments at 12/31/11 was $1,222,694,295. An amount of $428,456,368 was transferred from Level 1 into Level 2 at 12/31/ 12 as a result of using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A333

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (5.6% represents investments purchased with collateral from securities on loan)	9.9%
U.S. Government Agency Obligations	9.0
Oil & Gas	8.0
U.S. Treasury Obligations	5.7
Pharmaceuticals	4.5
Financial – Bank & Trust	4.2
Financial Services	3.8
Telecommunications	3.7
Retail & Merchandising	3.2
Insurance	3.0
Computer Hardware	2.7
Computer Services & Software	2.5
Foreign Government Bonds	2.3
Media	2.3
Metals & Mining	2.2
Food	2.2
Real Estate Investment Trusts	2.0
Manufacturing	2.0
Chemicals	1.9
Internet Services	1.9
Beverages	1.7
Electronic Components & Equipment	1.7
Semiconductors	1.4
Electric	1.4
Municipal Bonds	1.3
Medical Supplies & Equipment	1.3
Biotechnology	1.2
Commercial Mortgage-Backed Securities	1.2
Consumer Products & Services	1.2
Transportation	1.1
Automobile Manufacturers	1.1
Utilities	0.9
Aerospace & Defense	0.9

Healthcare Services	0.8%
Asset-Backed Securities	0.8
Commercial Services	0.8
Pipelines	0.8
Commercial Banks	0.7
Diversified Financial Services	0.7
Automotive Parts	0.7
Machinery & Equipment	0.7
Engineering & Construction	0.6
Distribution/Wholesale	0.5
Hotels & Motels	0.5
Advertising	0.5
Tobacco	0.4
Real Estate	0.4
Restaurants	0.4
Entertainment & Leisure	0.4
Farming & Agriculture	0.4
Environmental Control	0.3
Building Materials	0.3
Home Builders	0.3
Paper & Forest Products	0.2
Office Equipment	0.2
Clothing & Apparel	0.2
Airlines	0.2
Containers & Packaging	0.2
Conglomerates	0.2
Business Services	0.1
Broadcasting	0.1
Toys	0.1
Cable Television	0.1
Home Furnishings	0.1
Residential Mortgage-Backed Securities	0.1

106.2
Liabilities in excess of other assets	(6.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk, interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$702,078	*	—	$—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	211,409		Unrealized depreciation on foreign currency forward contracts	590,107

Total		$913,487			$590,107

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A334

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$(3,165,364)	$—	$(3,165,364)
Foreign exchange contracts	—	—	704,941	704,941
Equity contracts	79,860	—	—	79,860

Total	$79,860	$(3,165,364)	$704,941	$(2,380,563)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Forward Currency Contracts	Total
Interest rate contracts	$—	$702,078	$—	$702,078
Foreign exchange contracts	—	—	(995,151)	(995,151)
Equity contracts	(44)	—	—	(44)

Total	$(44)	$702,078	$(995,151)	$(293,117)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$3,097,709	$55,920,041	$26,493,453	$35,529,619

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A335

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $417,499,711:
Unaffiliated investments (cost $6,808,738,113)	$7,326,372,519
Affiliated investments (cost $750,159,735)	750,159,735
Cash	733,093
Foreign currency, at value (cost $348,858)	348,734
Receivable for investments sold	30,641,635
Dividends and interest receivable	28,010,217
Receivable for fund share sold	16,997,776
Tax reclaim receivable	2,195,330
Unrealized appreciation on foreign currency forward contracts	211,409
Due from broker-variation margin	185,063
Prepaid expenses	39,412

Total Assets	8,155,894,923

LIABILITIES:
Payable to broker for collateral for securities on loan	425,949,365
Payable for investments purchased	123,196,026
Advisory fees payable	2,094,128
Unrealized depreciation on foreign currency forward contracts	590,107
Accrued expenses and other liabilities	359,745
Shareholder servicing fees payable	64,316
Foreign capital gains tax liability accrued	2,049
Payable for fund share repurchased	1,530
Affiliated transfer agent fee payable	478

Total Liabilities	552,257,744

NET ASSETS	$7,603,637,179

Net assets were comprised of:
Paid-in capital	$6,879,548,969
Retained earnings	724,088,210

Net assets, December 31, 2012	$7,603,637,179

Net asset value and redemption price per share, $7,603,637,179 / 398,802,031 outstanding shares of beneficial interest	$19.07

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $2,447,736 foreign withholding tax)	$93,662,480
Interest income	68,480,469
Affiliated income from securities lending, net	1,465,900
Affiliated dividend income	602,909

164,211,758

EXPENSES
Advisory fees	51,705,020
Shareholder servicing fees and expenses	6,082,967
Custodian and accounting fees	1,017,000
Trustees’ fees	62,000
Audit fee	56,000
Insurance expenses	54,000
Legal fees and expenses	23,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Miscellaneous	43,318

Total expenses	59,068,305
Less: advisory fee waivers and/or expense reimbursement	(316,594)
Less: shareholder servicing fee waiver	(2,248,187)

Net expenses	56,503,524

NET INVESTMENT INCOME	107,708,234

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	105,383,137
Futures transactions	(3,165,364)
Foreign currency transactions	(1,878,929)

100,338,844

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(2,049))	480,077,897
Futures	702,078
Foreign currencies	(915,299)

479,864,676

NET GAIN ON INVESTMENTS	580,203,520

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$687,911,754

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$107,708,234	$74,924,179
Net realized gain on investment and foreign currency transactions	100,338,844	149,925,996
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	479,864,676	(280,234,489)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	687,911,754	(55,384,314)

DISTRIBUTIONS	(122,715,453)	(44,710,269)

FUND SHARE TRANSACTIONS:
Fund share sold [197,141,018 and 176,381,323 shares, respectively]	3,608,085,438	3,020,247,077
Fund share issued in reinvestment of distributions [7,024,353 and 2,587,400 shares, respectively]	122,715,453	44,710,269
Fund share repurchased [52,917,694 and 138,071,321 shares, respectively]	(952,075,073)	(2,229,039,875)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	2,778,725,818	835,917,471

CAPITAL CONTRIBUTIONS (NOTE 4)
Proceeds from regulatory settlement	—	20,313

TOTAL INCREASE IN NET ASSETS	3,343,922,119	735,843,201
NET ASSETS:
Beginning of year	4,259,715,060	3,523,871,859

End of year	$7,603,637,179	$4,259,715,060

SEE NOTES TO FINANCIAL STATEMENTS.

A336

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2012 consisted of 68 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to 13 Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Advanced Strategies Portfolio (“Advanced Strategies”): High level of absolute return by using traditional and non-traditional investment strategies and investing in domestic and foreign equity and fixed income securities, derivative instruments and other investment companies.

AST Balanced Asset Allocation Portfolio (“Balanced Asset Allocation”): Highest potential total return consistent with its specified level of risk tolerance.

AST BlackRock Global Strategies Portfolio (“BlackRock Global Strategies”): High total return consistent with a moderate level of risk.

AST First Trust Balanced Target Portfolio (“First Trust Balanced Target”): Long-term capital growth balanced by current income.

AST First Trust Capital Appreciation Target Portfolio (“First Trust Capital Appreciation”): Long-term capital growth.

AST J.P. Morgan Strategic Opportunities Portfolio (“J.P. Morgan Strategic Opportunities”): Maximize return compared to the benchmark through security selection and tactical asset allocation.

AST Moderate Asset Allocation Portfolio (“Moderate Asset Allocation”), formerly CLS Moderate Asset Allocation Portfolio: Highest potential total return consistent with its specified level of risk tolerance.

AST PIMCO Limited Maturity Bond Portfolio (“PIMCO Limited Maturity Bond”): Maximize total return, consistent with preservation of capital and prudent investment management.

AST PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”): Maximize total return, consistent with preservation of capital and prudent investment management.

AST Preservation Asset Allocation Portfolio (“Preservation Asset Allocation”): Highest potential total return consistent with its specified level of risk tolerance.

AST Schroders Global Tactical Portfolio (“Schroders Global Tactical”), formerly known as AST CLS Growth Asset Allocation Portfolio: To outperform its blended performance benchmark. The blended performance benchmark index is currently comprised of the Russell 3000 Index (45%), the MSCI EAFE Index (USD Hedged) (12.5%), the MSCI EAFE Index (USD Unhedged) (12.5%), and the Barclays U.S. Aggregate Bond Index (30%).

AST Schroders Multi-Asset World Strategies Portfolio (“Schroders Multi-Asset World Strategies”): Long-term capital appreciation.

AST T. Rowe Price Asset Allocation Portfolio (“T. Rowe Price Asset Allocation”): High level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

2. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

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Security Valuation:    Each Portfolio holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) through the adoption of Valuation Procedures for valuation of the Portfolio’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Portfolio’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Portfolio’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

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Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a

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greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios may invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with benchmarked short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. The Portfolios account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of

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the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Trustees. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining

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life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios entered into credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

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In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2012, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions

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may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2012, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

BlackRock Financial Management, Inc. for BlackRock Global Strategies;

CLS Investments, LLC for Schroders Global Tactical through April 30, 2012 and Moderate Asset Allocation through December 16, 2012;

First Trust Advisors L.P. for First Trust Balanced Target and First Trust Capital Appreciation Target;

J.P. Morgan Investment Management, Inc. for J.P. Morgan Strategic Opportunities;

LSV Asset Management for a portion of Advanced Strategies;

Marsico Capital Management LLC for a portion of Advanced Strategies;

Pacific Investment Management Company LLC (“PIMCO”) for PIMCO Total Return Bond, PIMCO Limited Maturity Bond and a portion of Advanced Strategies;

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of the Advanced Strategies and manages Balanced Asset Allocation, Moderate Asset Allocation and Preservation Asset Allocation.;

Quantitative Management Associates LLC (“QMA”) for a portion of Advanced Strategies;

Schroder Investment Management North America Ltd. and Schroder Investment Management North America, Inc. for Schroders Multi-Asset World Strategies and Schroders Global Tactical effective April 30, 2012;

T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation and a portion of Advanced Strategies;

B8

William Blair & Company, LLC for a portion of Advanced Strategies.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their advisory fee and/or reimburse each Portfolio so that the subadvisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees		Effective Advisory Fees	Expense Limitations
Advanced Strategies	0.85	%†	0.83%	N/A
Balanced Asset Allocation	0.15	%†	0.14%	N/A
BlackRock Global Strategies	1.00%		0.99%	N/A	**
First Trust Balanced Target	0.85	%†	0.85%	N/A
First Trust Capital Appreciation Target	0.85	%†	0.85%	N/A
J.P. Morgan Strategic Opportunities	1.00%		1.00%	N/A
Moderate Asset Allocation	0.29	%†	0.20%	N/A
PIMCO Limited Maturity Bond	0.65%		0.65%	N/A
PIMCO Total Return Bond	0.65	%†	0.65%	N/A
Preservation Asset Allocation	0.15	%†	0.14%	N/A
Schroders Global Tactical	0.95	%*	0.77%#	N/A
Schroders Multi-Asset World Strategies	1.10%		1.10%	N/A
T. Rowe Price Asset Allocation	0.85	%†	0.84%	N/A

*	The Investment Manager has contractually agreed to waive a portion of its advisory fees so that the effective advisory fee rates are as follows through June 30, 2013:

	First $4 billion	In Excess of $4 billion
Schroders Global Tactical	0.95%	0.93%

**	Contractual expense limitation of 1.08% through May 1, 2012.

#	Includes effective fee relating to the Portfolio prior to its repositioning from AST CLS Growth Asset Allocation Portfolio to AST Schroders Global Tactical Portfolio.

†	The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

	First $100 million	Next $100 million	In Excess of $200 million
Moderate Asset Allocation	0.00%	0.05%	0.10%

In Excess of $5,500 million
Advanced Strategies	0.01%

In Excess of $5,000 million
Balanced Asset Allocation	0.01%
Preservation Asset Allocation	0.01%

In Excess of $4,000 million
First Trust Balanced Target	0.02%
First Trust Capital Appreciation Target	0.02%

In Excess of $6,000 million
PIMCO Total Return Bond	0.01%

B9

In Excess of $4,500 million
T. Rowe Price Asset Allocation	0.02%

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2012, brokerage commission recaptured under these agreements was as follows:

Commission Recaptured
Advanced Strategies	$10,840
J.P. Strategic Opportunities	3,706

4. Other Transactions with Affiliates

The Trust, excluding Balanced Asset Allocation Portfolio, Moderate Asset Allocation Portfolio and Preservation Asset Allocation Portfolio, has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Annuities Life Assurance Corporation (“PALAC”), each an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios’ pay such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver). In addition for the Advanced Strategies Portfolio, assets invested in Affiliated Mutual Funds are not subject to the shareholder servicing fee.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2012, PIM was compensated as follows for these services by the Portfolios:

PIM
Advanced Strategies	$258,529
BlackRock Global Strategies	68,827
First Trust Balanced Target	442,500
First Trust Capital Appreciation Target	493,134
J.P. Morgan Strategic Opportunities	140,329
Moderate Asset Allocation	235,513
Schroders Global Tactical	148,277
Schroders Multi-Asset World Strategies	529,247
T. Rowe Price Asset Allocation	436,417

During the year ended December 31, 2011, some Portfolios received amounts (as noted in the table below) related to an affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Portfolio shares. This amount is presented in the Statement of Changes in Net Assets. The Portfolios were not involved in the proceedings or in the calculation of the amount of the settlement.

B10

Amount
J.P. Morgan Strategic Opportunities	$57,028
T. Rowe Price Asset Allocation	20,313

5. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2012, were as follows:

	Cost of Purchases	Proceeds from Sales
Advanced Strategies	$7,102,681,102	$5,759,247,436
Balanced Asset Allocation	4,308,027,968	2,859,236,906
BlackRock Global Strategies	6,001,033,479	5,520,304,110
First Trust Balanced Target	3,445,999,132	2,463,948,062
First Trust Capital Appreciation Target	4,881,107,958	3,569,910,357
J.P. Morgan Strategic Opportunities	2,140,063,607	1,647,764,651
Moderate Asset Allocation	4,060,168,698	2,876,005,946
PIMCO Limited Maturity Bond	374,362,084	631,052,595
PIMCO Total Return Bond	27,453,833,176	28,653,396,101
Preservation Asset Allocation	2,931,023,496	1,669,344,199
Schroders Global Tactical	6,735,563,467	6,387,826,893
Schroders Multi-Asset World Strategies	2,704,257,678	2,106,663,771
T. Rowe Price Asset Allocation	4,738,068,008	2,224,610,991

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2012 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Advanced Strategies
Federated Aggressive Growth	$17,576,880	$21,699,200	$8,173,600	$—	$35,212,475
Goldman Sachs Small-Cap Value	11,603,174	17,934,735	6,266,400	99,435	25,583,001
Small-Cap Growth	26,096,441	32,548,800	12,260,400	—	50,231,353
Small-Cap Value	26,473,031	41,808,576	14,621,600	192,876	59,853,934

	$81,749,526	$113,991,311	$41,322,000	$292,311	$170,880,763

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Balanced Asset Allocation
BlackRock Value	$381,637,040	$145,888,501	$363,204,214	$5,388,645	$193,511,234
Federated Aggressive Growth	22,753,962	24,337,347	7,450,900	—	44,706,250
Goldman Sachs Concentrated Growth	148,524,654	135,517,118	40,845,566	451,370	275,170,951
Goldman Sachs Large-Cap Value	125,896,738	71,748,653	27,783,071	1,802,137	194,677,046
Goldman Sachs Mid-Cap Growth	18,577,419	8,992,883	5,858,823	2,472,178	22,882,343
Goldman Sachs Small-Cap Value	17,886,703	21,367,393	6,419,425	167,469	36,082,250
High Yield	157,025,357	68,579,005	75,115,419	11,546,563	160,610,790
International Growth	302,946,739	138,583,691	65,638,777	4,451,856	439,038,218
International Value	304,166,932	155,367,743	66,018,777	9,696,244	439,596,499
Jennison Large-Cap Growth	361,030,801	143,644,103	194,106,414	—	364,174,152
Jennison Large-Cap Value	183,415,494	208,089,898	36,159,607	1,208,580	389,328,833

B11

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Balanced Asset Allocation (continued)
Large-Cap Value	$569,111,294	$185,982,054	$419,505,387	$10,398,627	$396,037,012
Lord Abbett Core Fixed-Income	330,294,348	148,365,932	89,328,688	13,763,629	397,410,613
Marsico Capital Growth	363,811,735	144,046,881	140,966,414	1,786,669	408,576,683
MFS Growth	218,014,493	204,266,122	53,093,849	—	410,937,560
MFS Large-Cap Value	—	191,800,603	4,745,000	—	191,458,051
Mid-Cap Value	38,723,443	21,846,905	7,607,599	451,797	60,082,281
Money Market	60,603,154	29,110,066	7,000,668	6,866	82,712,553
Neuberger Berman Core Bond	220,533,603	90,576,103	190,062,459	746,737	132,134,747
Neuberger Berman Mid-Cap Growth	26,909,272	10,954,057	7,280,734	—	33,893,382
Parametric Emerging Markets Equity	97,542,735	53,840,636	21,214,718	3,813,456	145,512,861
PIMCO Limited Maturity Bond	46,128,267	52,505,269	15,495,606	2,988,425	83,394,576
PIMCO Total Return Bond	770,406,512	333,451,265	406,563,606	31,605,493	741,914,390
Prudential Core Bond	440,921,486	562,771,612	136,192,918	2,213,905	901,585,720
Small-Cap Growth	34,364,240	40,369,520	12,558,849	—	66,369,283
Small-Cap Value	40,993,036	50,775,845	15,720,324	329,357	84,786,111
T. Rowe Price Equity Income	—	603,689,452	61,877,678	792,767	578,130,699
T. Rowe Price Global Bond	246,046	10,655	—	10,655	258,908
T. Rowe Price Large-Cap Growth	360,885,743	138,644,103	194,751,414	—	366,872,339
T. Rowe Price Natural Resources	28,589,222	18,080,819	6,010,084	174,072	41,540,406
Western Asset Core Plus Bond	439,256,027	209,523,985	175,519,918	33,420,449	477,510,397
Western Asset Emerging Markets Debt	—	95,299,749	5,140,000	—	94,268,318

	$6,111,196,495	$4,308,027,968	$2,859,236,906	$139,687,946	$8,255,165,456

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Moderate Asset Allocation
BlackRock Value	$86,687,450	$73,476,382	$114,891,575	$1,583,183	$52,177,805
Federated Aggressive Growth	44,646,062	42,828,400	35,280,000	—	61,899,057
Goldman Sachs Concentrated Growth	36,011,413	53,856,921	19,385,935	132,381	79,016,854
Goldman Sachs Large-Cap Value	27,927,876	31,110,530	13,945,205	530,601	51,864,233
Goldman Sachs Mid-Cap Growth	4,218,603	4,136,697	1,978,260	706,857	6,613,416
Goldman Sachs Small-Cap Value	—	16,950,000	—	—	17,071,994
International Growth	186,412,102	119,397,750	167,187,000	1,972,750	164,252,385
International Value	44,681,266	227,734,406	125,500,000	729,294	152,519,644
Jennison Large-Cap Growth	85,626,815	69,311,350	63,482,338	—	104,236,328
Jennison Large-Cap Value	41,212,672	78,282,798	25,266,318	338,757	103,979,396
Large-Cap Value	131,625,343	70,251,304	115,074,040	3,150,196	102,150,941
Lord Abbett Core Fixed-Income	104,492,962	201,625,742	55,132,500	3,036,649	254,443,194
Marsico Capital Growth	87,657,771	69,821,903	50,579,837	510,554	116,792,598
MFS Growth	52,520,949	83,586,810	29,078,903	—	118,216,585
MFS Large-Cap Value	—	56,748,294	8,697,020	—	49,520,673
Mid-Cap Value	9,484,984	9,600,814	4,312,950	143,104	16,841,352
Money Market	297,969,590	825,159,654	1,046,495,000	56,937	76,634,245
Neuberger Berman Core Bond	69,621,889	92,931,048	78,755,000	162,783	87,040,325
Neuberger Berman Mid-Cap Growth	6,100,314	5,144,760	2,967,390	—	9,080,137

B12

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Moderate Asset Allocation (continued)
PIMCO Total Return Bond	$242,872,505	$411,315,240	$191,293,150	$7,053,391	$478,542,041
Prudential Core Bond	139,380,105	505,857,827	76,859,350	485,421	578,996,053
Small-Cap Growth	50,800,818	64,242,600	52,920,000	—	69,349,058
Small-Cap Value	—	39,550,000	—	—	39,794,227
T. Rowe Price Equity Income	—	179,404,739	39,211,522	238,390	151,759,434
T. Rowe Price Large-Cap Growth	85,642,792	69,311,350	65,382,337	—	104,817,429
Western Asset Core Plus Bond	139,064,360	256,317,167	91,510,000	7,381,496	307,482,871

	$1,974,658,641	$3,657,954,486	$2,475,185,630	$28,212,744	$3,355,092,275

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Preservation Asset Allocation
BlackRock Value	$202,871,058	$53,482,554	$173,096,315	$2,819,370	$100,238,181
Federated Aggressive Growth	11,795,264	10,250,799	1,738,083	—	23,211,491
Goldman Sachs Concentrated Growth	78,607,400	60,973,649	13,969,063	236,051	142,530,353
Goldman Sachs Large-Cap Value	66,812,344	29,565,591	8,798,113	942,740	100,842,823
Goldman Sachs Mid-Cap Growth	9,753,473	3,345,180	1,893,698	1,293,392	11,863,135
Goldman Sachs Small-Cap Value	9,337,221	8,733,457	1,233,562	87,634	18,693,467
High Yield	228,420,847	83,295,033	83,047,689	17,075,062	242,737,528
International Growth	160,993,252	48,373,291	16,164,906	2,328,461	227,427,131
International Value	161,621,780	56,398,924	16,424,906	5,072,328	227,702,001
Jennison Large-Cap Growth	191,516,358	49,180,923	80,992,657	—	188,642,526
Jennison Large-Cap Value	97,699,643	93,124,266	7,885,425	632,238	201,676,212
Large-Cap Value	301,927,360	68,140,822	197,236,018	5,438,281	205,147,099
Lord Abbett Core Fixed-Income	482,316,057	145,307,206	45,078,488	20,344,893	592,780,562
Marsico Capital Growth	192,959,603	47,671,793	51,632,657	934,717	211,641,393
MFS Growth	115,573,899	88,876,396	13,770,594	—	212,862,043
MFS Large-Cap Value	—	97,099,868	241,512	—	99,178,701
Mid-Cap Value	20,459,405	8,378,555	1,564,932	236,487	31,126,521
Money Market	112,068,873	41,760,010	3,275,445	12,342	150,553,438
Neuberger Berman Core Bond	320,910,869	81,128,144	220,103,992	1,103,761	197,500,428
Neuberger Berman Mid-Cap Growth	14,136,769	3,267,683	1,640,548	—	17,561,768
Parametric Emerging Markets Equity	50,304,885	21,341,651	4,807,993	1,993,511	75,427,974
PIMCO Limited Maturity Bond	65,521,390	63,949,765	5,310,484	4,418,731	124,283,725
PIMCO Total Return Bond	1,126,064,228	317,942,984	398,144,630	46,715,203	1,107,170,901
Prudential Core Bond	643,818,072	722,006,894	69,611,825	3,271,970	1,344,309,817
Small-Cap Growth	17,666,288	16,916,199	2,672,124	—	34,382,722
Small-Cap Value	21,129,961	20,809,285	2,786,644	172,365	43,935,226
T. Rowe Price Equity Income	—	291,464,705	11,923,792	414,618	299,483,083
T. Rowe Price Global Bond	1,407,747	60,960	—	60,960	1,481,339
T. Rowe Price Large-Cap Growth	191,885,987	49,030,923	84,407,657	—	190,031,330
T. Rowe Price Natural Resources	15,375,856	6,414,161	892,278	91,130	21,683,984
Western Asset Core Plus Bond	641,720,153	208,117,031	141,952,984	49,396,010	711,841,696
Western Asset Emerging Markets Debt	—	134,614,794	7,045,185	—	133,214,757

B13

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Preservation Asset Allocation (continued)
	$5,554,676,042	$2,931,023,496	$1,669,344,199	$165,092,255	$7,291,163,355

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Schroders Global Tactical
BlackRock Value	$96,533,503	$55,344,708	$163,455,379	$—	$—
Federated Aggressive Growth	47,154,212	19,852,400	79,499,660	—	—
Goldman Sachs Concentrated Growth	36,415,947	15,370,135	59,147,566	—	—
Goldman Sachs Large-Cap Value	31,294,764	18,448,236	53,997,775	—	—
Goldman Sachs Mid-Cap Growth	4,174,326	1,901,460	6,882,191	—	—
International Growth	200,709,419	71,233,000	306,439,221	—	—
International Value	49,577,365	29,000,000	83,143,198	—	—
Jennison Large-Cap Growth	86,363,972	38,425,338	143,473,722	—	—
Jennison Large-Cap Value	45,719,149	27,672,354	77,419,268	—	—
Large-Cap Value	147,315,640	51,594,397	213,984,827	—	—
Lord Abbett Core Fixed-Income	48,020,026	9,615,600	58,694,340	—	—
Marsico Capital Growth	88,433,631	38,425,338	144,173,872	—	—
MFS Growth	53,023,687	23,055,203	85,457,341	—	—
Mid-Cap Value	10,575,626	5,705,640	17,871,919	—	—
Money Market	89,184,018	311,718,130	400,902,148	15,966	—
Neuberger Berman Core Bond	31,990,396	6,410,400	38,969,305	—	—
Neuberger Berman Mid-Cap Growth	6,034,871	2,852,190	10,018,241	—	—
PIMCO Total Return Bond	111,573,571	22,436,400	138,079,897	—	—
Prudential Core Bond	64,044,405	12,820,800	78,200,817	—	—
Small-Cap Growth	54,428,703	29,778,600	93,064,111	—	—
T. Rowe Price Equity Income	—	133,429,484	136,461,033	—	—
T. Rowe Price Large-Cap Growth	86,347,506	38,425,338	144,224,214	—	—
Western Asset Core Plus Bond	63,904,541	12,820,800	78,407,953	—	—

	$1,452,819,278	$976,335,951	$2,611,967,998	$15,966	$—

Written options transactions, during the year ended December 31, were as follows:

	Advanced Strategies		J.P. Morgan Strategic Opportunities
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	199,434,000	$1,701,689	—	$—
Written options	1,290,268,650	5,383,112	1,067,500	159,278
Expired options	(905,953,000)	(615,148)	(887,500)	(83,313)
Closed options	(277,610,300)	(1,496,709)	(171,000)	(74,203)

Balance at end of year	306,139,350	$4,972,944	9,000	$1,762

	PIMCO Limited Maturity		PIMCO Total Return
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	162,800,000	$2,001,888	5,340,300,000	$31,267,804
Written options	154,190,000	1,714,988	4,155,000,000	16,005,057
Expired options	(140,500,000)	(1,862,574)	(6,165,400,000)	(33,810,036)
Closed options	(104,490,000)	(896,377)	(1,982,100,000)	(6,682,538)

Balance at end of year	72,000,000	$957,925	1,347,800,000	$6,780,287

B14

6. Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

	Average Balance Outstanding During the Period	Average Interest Rate	Number of Days Balance Outstanding During the Period	Outstanding Balance at December 31, 2012
BlackRock Global Strategies	$5,559,571	1.48%	14	—
First Trust Balanced Target	27,572,333	1.49%	6	—
First Trust Capital Appreciation Target	71,190,143	1.49%	7	—
J.P. Morgan Strategic Opportunities	5,522,333	1.49%	6	—
Moderate Asset Allocation	26,618,394	1.48%	33	—
Schroders Global Tactical	5,168,800	1.49%	15	—

8. Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. Ownership

As of December 31, 2012, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

10. Reorganization

On September 28, 2010, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the PSF SP Growth Asset Allocation Portfolio for shares of the AST BlackRock Global Strategies Portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on February 25, 2011 and the reorganization took place on April 29, 2011.

The AST BlackRock Global Strategies Portfolio, which commenced operations on the date of the reorganization, has a substantially similar investment objective to the PSF SP Growth Asset Allocation Portfolio, but it is actively managed.

B15

The acquisition was accomplished by a tax-free exchange of the following shares on April 29, 2011:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
PSF SP Growth Asset Allocation Portfolio	87,459,203	AST BlackRock Global Strategies Portfolio	83,523,539	$835,666,098

For financial reporting purposes, assets received and shares issued by AST BlackRock Global Strategies Portfolio were recorded at fair value. The investments of PSF SP Growth Asset Allocation Portfolio were sold as of the date of the reorganization and the AST BlackRock Global Strategies Portfolio received cash.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
PSF SP Growth Asset Allocation Portfolio	$835,666,098	$—	AST BlackRock Global Strategies Portfolio	$1,000

11. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

B16

Financial Highlights

	AST Advanced Strategies Portfolio
	Year Ended December 31,
	2012(c)	2011	2010	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.84	$10.93	$9.73	$7.96	$11.76

Income (Loss) From Investment Operations:
Net investment income	0.18	0.17	0.12	0.17	0.28
Net realized and unrealized gain (loss) on investments	1.28	(0.16)	1.20	1.87	(3.67)

Total from investment operations	1.46	0.01	1.32	2.04	(3.39)

Less Distributions:	(0.22)	(0.10)	(0.12)	(0.27)	(0.41)

Net Asset Value, end of year	$12.08	$10.84	$10.93	$9.73	$7.96

Total Return(a)	13.65%	0.11%	13.71%	26.20%	(29.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$6,350.6	$3,784.3	$3,505.8	$2,021.8	$950.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.95%	0.97%	1.02%	1.05	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.98%	0.99%	0.99%	1.03%	1.05	%(d)
Net investment income	1.54%	1.74%	1.59%	1.97%	2.65%
Portfolio turnover rate	172%	221%	155%	222%	423%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes interest expense of 0.03% for the year ended December 31, 2008.

	AST Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.91	$11.11	$9.98	$8.23	$12.06

Income (Loss) From Investment Operations:
Net investment income	0.11	0.12	0.08	0.17	0.21
Net realized and unrealized gain (loss) on investments	1.21	(0.25)	1.14	1.73	(3.56)

Total from investment operations	1.32	(0.13)	1.22	1.90	(3.35)

Less Distributions:	(0.50)	(0.07)	(0.09)	(0.15)	(0.48)

Net Asset Value, end of year	$11.73	$10.91	$11.11	$9.98	$8.23

Total Return(a)	12.48%	(1.22)%	12.31%	23.30%	(28.76)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,712.2	$6,447.4	$6,887.8	$4,612.5	$1,344.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.16%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.17%	0.17%
Net investment income	1.06%	1.06%	0.80%	1.91%	1.98%
Portfolio turnover rate	38%	71%	34%	34%	90%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST BlackRock Global Strategies Portfolio
	Year Ended December 31, 2012	April 29, 2011(c) through December 31, 2011
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.27	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.00	(0.79)

Total from investment operations	1.10	(0.73)

Less Distributions:	(0.05)	—

Net Asset Value, end of period	$10.32	$9.27

Total Return(a)	11.90%	(7.30)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,772.9	$1,088.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.10%	1.08	%(d)
Expenses Before Waivers and/or Expense Reimbursement	1.13%	1.15	%(d)
Net investment income	1.26%	1.10	%(d)
Portfolio turnover rate	550%	314	%(e)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Annualized.

(e)	Not annualized.

	AST First Trust Balanced Target Portfolio
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.46	$9.76	$8.69	$7.33	$11.59

Income (Loss) From Investment Operations:
Net investment income	0.22	0.21	0.22	0.24	0.35
Net realized and unrealized gain (loss) on investments	0.77	(0.35)	1.00	1.45	(4.24)

Total from investment operations	0.99	(0.14)	1.22	1.69	(3.89)

Less Distributions:	(0.22)	(0.16)	(0.15)	(0.33)	(0.37)

Net Asset Value, end of year	$10.23	$9.46	$9.76	$8.69	$7.33

Total Return(a)	10.64%	(1.51)%	14.36%	23.85%	(34.49)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,112.7	$2,784.0	$2,787.4	$1,671.8	$690.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.94%	0.94%	0.98%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.98%	0.98%	0.99%	0.98%
Net investment income	2.23%	2.33%	2.46%	3.08%	3.58%
Portfolio turnover rate	94%	130%	62%	49%	119%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST First Trust Capital Appreciation Target Portfolio
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.20	$9.91	$8.42	$6.86	$11.80

Income (Loss) From Investment Operations:
Net investment income	0.16	0.15	0.14	0.15	0.24
Net realized and unrealized gain (loss) on investments	1.02	(0.76)	1.44	1.60	(4.96)

Total from investment operations	1.18	(0.61)	1.58	1.75	(4.72)

Less Distributions:	(0.16)	(0.10)	(0.09)	(0.19)	(0.22)

Net Asset Value, end of year	$10.22	$9.20	$9.91	$8.42	$6.86

Total Return(a)	12.92%	(6.22)%	19.02%	25.98%	(40.71)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,048.9	$3,253.6	$4,030.3	$2,419.5	$788.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.93%	0.93%	0.97%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.98%	0.98%	0.98%	0.98%
Net investment income	1.86%	1.43%	1.61%	2.00%	2.08%
Portfolio turnover rate	98%	150%	89%	58%	134%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

	AST J.P. Morgan Strategic Opportunities Portfolio
	Year Ended December 31,
	2012(c)		2011		2010		2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.90		$12.98		$12.15		$10.86	$13.77

Income (Loss) From Investment Operations:
Net investment income	0.21		0.22		0.12		0.02	0.10
Net realized and unrealized gain (loss) on investments	1.16		(0.19)		0.76		2.26	(2.41)

Total from investment operations	1.37		0.03		0.88		2.28	(2.31)

Less Distributions:	(0.22)		(0.11)		(0.05)		(0.99)	(0.60)

Capital Contributions (Note 4):	—		—	(d)	—		—	—

Net Asset Value, end of year	$14.05		$12.90		$12.98		$12.15	$10.86

Total Return(a)	10.72%		0.23%		7.32%		22.02%	(17.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,730.2		$2,004.9		$2,071.9		$1,710.7	$811.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.29	%(e)	1.24	%(e)	1.24	%(e)	1.13%	1.14%
Expenses Before Waivers and/or Expense Reimbursement	1.32	%(e)	1.27	%(e)	1.26	%(e)	1.14%	1.14%
Net investment income	1.54%		1.69%		1.08%		0.60%	1.33%
Portfolio turnover rate	89%		116%		211%		75%	99%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

(e)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.16%, 0.11% and 0.11% for the years ended December 31, 2012, 2011 and 2010, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST Moderate Asset Allocation Portfolio
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.60	$9.96	$8.95	$7.28	$10.06

Income (Loss) From Investment Operations:
Net investment income	0.05	0.06	0.06	0.13	0.01
Net realized and unrealized gain (loss) on investments	0.91	(0.24)	1.00	1.57	(2.78)

Total from investment operations	0.96	(0.18)	1.06	1.70	(2.77)

Less Distributions:	(0.35)	(0.18)	(0.05)	(0.03)	(0.01)

Net Asset Value, end of year	$10.21	$9.60	$9.96	$8.95	$7.28

Total Return(a)	10.28%	(1.82)%	11.92%	23.39%	(27.56)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,616.9	$2,196.5	$1,974.6	$877.4	$141.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.21%	0.23%	0.23%	0.27%	0.41	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.30%	0.32%	0.32%	0.33%	0.46	%(d)
Net investment income	0.73%	0.72%	0.66%	1.61%	1.53%
Portfolio turnover rate	96%	113%	44%	44%	178%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes 0.01% of loan interest expense.

	AST PIMCO Limited Maturity Bond Portfolio
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)		2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.55	$10.58	$10.46		$10.85	$11.36

Income (Loss) From Investment Operations:
Net investment income	0.10	0.14	0.11		0.30	0.44
Net realized and unrealized gain (loss) on investments	0.38	0.11	0.29		0.75	(0.32)

Total from investment operations	0.48	0.25	0.40		1.05	0.12

Less Distributions:	(0.45)	(0.28)	(0.28)		(1.44)	(0.63)

Net Asset Value, end of year	$10.58	$10.55	$10.58		$10.46	$10.85

Total Return(a)	4.60%	2.34%	3.90%		10.33%	1.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,178.0	$1,026.2	$968.4		$1,033.9	$775.7
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.76%	0.77%	0.79	%(d)	0.79%	0.78	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.78%	0.78%	0.80	%(d)	0.79%	0.78	%(d)
Net investment income	0.95%	1.34%	1.02%		2.78%	3.92%
Portfolio turnover rate	297%	575%	368%		363%	410%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes interest expense of 0.01% and 0.01% for the years ended December 31, 2010 and 2008, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	AST PIMCO Total Return Bond Portfolio
	Year Ended December 31,
	2012(c)		2011(c)		2010(c)		2009(c)		2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.91		$12.16		$11.70		$11.31		$12.10

Income (Loss) From Investment Operations:
Net investment income	0.25		0.26		0.25		0.35		0.63
Net realized and unrealized gain (loss) on investments	0.84		0.13		0.64		1.41		(0.89)

Total from investment operations	1.09		0.39		0.89		1.76		(0.26)

Less Distributions:	(0.48)		(0.64)		(0.43)		(1.37)		(0.53)

Net Asset Value, end of year	$12.52		$11.91		$12.16		$11.70		$11.31

Total Return(a)	9.32%		3.18%		7.72%		16.53%		(2.26)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,159.5		$6,925.1		$9,779.9		$8,417.4		$3,108.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.73	%(d)	0.74	%(d)	0.74	%(d)	0.75	%(d)	0.75	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.77	%(d)	0.77	%(d)	0.77	%(d)	0.78	%(d)	0.75	%(d)
Net investment income	2.06%		2.14%		2.09%		3.03%		4.20%
Portfolio turnover rate	482%		755%		633%		445%		506%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio reflects the interest and fees expense related to the liability for the floating rate notes issued in conjunction with inverse floater securities.

	AST Preservation Asset Allocation Portfolio
	Year Ended December 31,
	2012(c)	2011(c)	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.76	$11.75	$10.78	$9.10	$11.78

Income (Loss) From Investment Operations:
Net investment income	0.17	0.16	0.13	0.27	0.24
Net realized and unrealized gain (loss) on investments	1.00	(0.04)	1.00	1.54	(2.47)

Total from investment operations	1.17	0.12	1.13	1.81	(2.23)

Less Distributions:	(0.88)	(0.11)	(0.16)	(0.13)	(0.45)

Net Asset Value, end of year	$12.05	$11.76	$11.75	$10.78	$9.10

Total Return(a)	10.38%	0.99%	10.57%	20.04%	(19.55)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,677.2	$5,854.6	$5,299.9	$3,666.5	$1,340.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.17%	0.17%	0.17%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.17%	0.17%	0.17%
Net investment income	1.40%	1.34%	1.13%	2.71%	2.29%
Portfolio turnover rate	26%	58%	24%	21%	58%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	AST Schroders Global Tactical Portfolio
	Year Ended December 31,
	2012(d)	2011	2010(d)	2009(d)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.34	$10.71	$9.40	$7.44	$11.53

Income (Loss) From Investment Operations:
Net investment income	0.11	0.06	0.05	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.52	(0.31)	1.29	1.90	(4.12)

Total from investment operations	1.63	(0.25)	1.34	2.00	(4.06)

Less Distributions:	(0.12)	(0.12)	(0.03)	(0.04)	(0.03)

Net Asset Value, end of year	$11.85	$10.34	$10.71	$9.40	$7.44

Total Return(a)	15.91%	(2.39)%	14.34%	27.02%	(35.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,011.3	$1,613.7	$1,586.4	$603.7	$73.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.81%	0.23%	0.24%	0.31%	0.41	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.86%	0.32%	0.32%	0.36%	0.50	%(e)
Net investment income	0.93%	0.61%	0.52%	1.11%	1.57%
Portfolio turnover rate	361%	133%	60%	48%	219%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the year.

(e)	Includes loan interest of 0.01% for the year ended December 31, 2008.

	AST Schroders Multi-Asset World Strategies Portfolio
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.74	$13.50	$12.17	$9.69	$15.33

Income (Loss) From Investment Operations:
Net investment income	0.24	0.27	0.33	0.31	0.29
Net realized and unrealized gain (loss) on investments	1.15	(0.73)	1.09	2.35	(4.54)

Total from investment operations	1.39	(0.46)	1.42	2.66	(4.25)

Less Distributions:	(0.30)	(0.30)	(0.09)	(0.18)	(1.39)

Net Asset Value, end of year	$13.83	$12.74	$13.50	$12.17	$9.69

Total Return(a)	11.13%	(3.52)%	11.78%	27.73%	(30.24)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,605.4	$2,612.7	$2,702.7	$1,072.1	$159.6
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.20%	1.22%	1.23%	1.35%	1.28%
Expenses Before Waivers and/or Expense Reimbursement	1.24%	1.24%	1.25%	1.35%	1.28%
Net investment income	1.98%	2.14%	2.60%	2.76%	2.25%
Portfolio turnover rate	103%	161%	123%	142%	264%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	AST T. Rowe Price Asset Allocation Portfolio
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.21	$17.05	$15.45	$12.75	$18.05

Income (Loss) From Investment Operations:
Net investment income	0.33	0.27	0.29	0.28	0.39
Net realized and unrealized gain (loss) on investments	1.95	0.07	1.47	2.75	(4.88)

Total from investment operations	2.28	0.34	1.76	3.03	(4.49)

Less Distributions:	(0.42)	(0.18)	(0.16)	(0.33)	(0.81)

Capital Contributions (Note 4):	—	— (d)	—	—	—

Net Asset Value, end of year	$19.07	$17.21	$17.05	$15.45	$12.75

Total Return(a)	13.50%	1.98%	11.53%	24.14%	(25.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,603.6	$4,259.7	$3,523.9	$1,794.6	$693.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.93%	0.95%	0.96%	0.99%	0.98%
Expenses Before Waivers and/or Expense Reimbursement	0.97%	0.98%	0.98%	1.01%	0.98%
Net investment income	1.77%	1.84%	1.84%	2.03%	2.50%
Portfolio turnover rate	51%	92%	51%	55%	122%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Advanced Strategies Portfolio, AST Balanced Asset Allocation Portfolio, AST BlackRock Global Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, AST J.P. Morgan Strategic Opportunities Portfolio, AST Moderate Asset Allocation Portfolio, AST PIMCO Limited Maturity Bond Portfolio, AST PIMCO Total Return Bond Portfolio, AST Preservation Asset Allocation Portfolio, AST Schroders Global Tactical Portfolio, AST Schroders Multi-Asset World Strategies Portfolio, AST T. Rowe Price Asset Allocation Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2013

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (45) No. of Portfolios Overseen: 92	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (63) No. of Portfolios Overseen: 92	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.).
Kay Ryan Booth (62) No. of Portfolios Overseen: 92	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (74) No. of Portfolios Overseen: 92	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
W. Scott McDonald, Jr., Ph.D. (75) No. of Portfolios Overseen: 92	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (71) No. of Portfolios Overseen: 92	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (62) No. of Portfolios Overseen: 92	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (77) No. of Portfolios Overseen: 92	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (44) No. of Portfolios Overseen: 92	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008)	None.
Robert F. Gunia (66) No. of Portfolios Overseen: 92	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (47) Number of Portfolios Overseen: 92	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Timothy S. Cronin, 2009; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Robert F. O’Donnell, 2012; F. Don Schwartz, 1992.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Valerie M. Simpson (53) Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (56) Assistant Treasurer	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert O’Donnell and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (the “Trust”) portfolios and the applicable variable annuity contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. You should call (888)778-2888 to obtain descriptions of the Trust’s proxy voting policies and procedures. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling (888)778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your variable annuity prospectus to determine which portfolios are available to you.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE P A I D JEFFERSON CITY, MO PERMIT NO. 321

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0239748-00001-00    AST-AR-C-ANNUITY

ADVANCED SERIES TRUST

ANNUAL REPORT • DECEMBER 31, 2012

This report is one of several that provides financial information about certain investment choices available under variable annuity contracts. Based on the variable annuity contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable annuity contract prospectus to determine which portfolios are available to you.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this document may include prospectus supplements that are separate from and not a part of the annual report. Please refer to your variable annuity contract prospectus to determine which supplements are applicable to you.

To receive your annual reports online, go to www.prudentialannuities.com/investor/edelivery, or scan the code below.

AST Academic Strategies Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST FI Pyramis® Asset Allocation Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio
AST Horizon Moderate Asset Allocation Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio

Advanced Series Trust Table of Contents	Annual Report	December 31, 2012

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

Section A	Schedule of Investments and Financial Statements

	AST Academic Strategies Asset Allocation Portfolio	A1
	AST Capital Growth Asset Allocation Portfolio	A68
	AST FI Pyramis Asset Allocation Portfolio	A72
	AST Franklin Templeton Founding Funds Allocation Portfolio	A98
	AST Horizon Moderate Asset Allocation Portfolio	A112
	AST Investment Grade Bond Portfolio	A115
	AST J.P. Morgan Global Thematic Portfolio	A136

Section B	Notes to Financial Statements
Section C	Financial Highlights
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Trustees and Board Members

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

Advanced Series Trust Letter to Contract Owners	Annual Report	December 31, 2012

■	DEAR CONTRACT OWNER

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This Advanced Series Trust annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Robert F. O’Donnell

President,

Advanced Series Trust	January 31, 2013

Advanced Series Trust, Academic Strategies Asset Allocation Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	12.57%	0.79%	3.48%
Blended Index	9.66	2.24	4.49
S&P 500 Index	15.99	1.66	4.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/05/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the 12-month period ended December 31, 2012, the AST Academic Strategies Asset Allocation Portfolio returned 12.57%.

The Portfolio’s investment objective is long-term capital appreciation. It is subadvised by Alpha Simplex Group, LLC, AQR Capital Management, LLC/CNH Partners, LLC, CoreCommodity Management, LLC, First Quadrant, L.P., J.P. Morgan Investment Management, Inc., Jennison Associates LLC, Pacific Investment Management Company LLC, Quantitative Management Associates LLC (QMA), and Western Asset Management Company/Western Asset Management Company Limited.

Financial markets were generally strong in 2012. The Portfolio’s benchmark Blended Index (the Index, defined below) returned 9.66%. Risks of extreme macroeconomic shocks declined as U.S. policymakers avoided a projected sharp fiscal contraction at year-end and the European Central Bank calmed markets by publicly vowing to do “whatever it takes” to preserve the euro and by subsequently launching a program to purchase bonds of countries under market pressure. Although markets changed direction more than once during the course of the year, they finished with substantial net gains. Domestic and international stocks posted strong returns, while bond returns were positive, but more muted. The global bond market was roughly in line with its long-term average.

The MSCI World Index (stocks) returned 16.54%, with the domestic market performing near the global average, Japan considerably behind, and Europe, despite economic uncertainty, turned in a strong performance. The United Kingdom was about average. Financials and consumer discretionary sectors led both the domestic and international markets. International telecommunications, energy, and utilities had negative returns. Although no domestic sector declined, the utilities and energy sectors were notably weak, the only ones with single-digit returns.

Strategic asset allocation made the largest contribution to the Portfolio’s performance. Diversification into high yield, emerging markets debt, and TIPS (Treasury Inflation-Protected Securities) all had a positive impact on performance in the bond portion of the Portfolio as these sectors outperformed the broad U.S. investment grade bond market. Similarly, within the real asset portion of the portfolio, diversification into infrastructure oriented equities and Global REITS (real estate investment trusts) were rewarded.

Subadviser selection also contributed to the Portfolio’s outperformance. The top contributors included active bond managers, the absolute return oriented non-traditional investment strategies, AST International Growth Portfolio, and Jennison Global Infrastructure, as these strategies posted strong results versus their respective benchmarks. Tactical (short-term) asset allocation had relatively little impact on performance.

Certain components of the Portfolio use derivatives. QMA as the asset allocation manager uses futures contracts to help manage cash flows and to implement asset allocation views. The commodity segment, managed by CoreCommodity Management, uses commodity futures contracts to gain exposure to the markets. Bond subadvisers use derivatives to manage portfolio risk, for liquidity, and to exploit market inefficiencies. The Portfolio also maintains an allocation to non-traditional investment strategies, some of which (Alpha Simplex Hedge Fund Beta Replication, First Quadrant Global Macro, and First Quadrant Tactical Currency Alpha) are derivative-based strategies. Accordingly, a significant portion of their performance comes from derivatives. Others, such as AQR Diversified Arbitrage, use derivatives to hedge certain exposures.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (20%) an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (20%) an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets, Barclays U.S. Aggregate Bond Index (25%) an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, Dow Jones UBS Commodity Total Return Index (10%) an unmanaged index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, Wilshire US REIT Total Return Index (10%) an unmanaged index that measures U.S. publicly traded real estate investment trust, and BofA ML 3-Month U.S. Treasury Bill Index (15%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Jennison Associates LLC and Quantitative Management Associates are registered investment advisors and Prudential Financial companies.

Advanced Series Trust, Capital Growth Asset Allocation Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	13.73%	0.51%	3.58%
Blended Index	13.67	2.65	4.91
S&P 500 Index	15.99	1.66	4.07

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 12/5/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Capital Growth Asset Allocation Portfolio returned 13.73%.

The Portfolio’s investment objective is to obtain the highest potential total return consistent with its specified level of risk tolerance.

2012 began and ended well for active equity managers in general, however, weak index relative results in the second quarter hurt stock pickers’ results for the year. As overall economic concerns dominated much of the news flow, safety at times trumped valuation/fundamentals making for a difficult year among large cap equity managers in particular. Within fixed income, active managers had an easier time outperforming indexes as most managers remained underweight in government issues and U.S. bonds in general and overweight in the higher yielding spread sectors. The Portfolio’s outperformance for the year was largely the result of subadviser-specific performance and allocations among those subadvisers and asset classes.

Subadviser allocations made the largest contribution to relative performance for the period. Within domestic equities, the large cap growth underlying portfolios did generally well versus the Russell 1000® Growth index. Specifically, AST T. Rowe Price Large Cap Growth, AST MFS Growth, and AST Goldman Sachs Concentrated Growth Portfolios performed best. Additionally, significant outperformance by AST International Growth Portfolio versus the MSCI EAFE Index added value to the overall Portfolio. Outperformance by fixed income underlying portfolios also contributed positively; most notable was the outperformance by AST PIMCO Total Return and AST Western Asset Core Plus Portfolios. AST BlackRock Value, AST Marsico Capital Growth and AST Jennison Large Cap Value Portfolios were the largest detractors from performance for the year.

Tactical asset allocation had relatively little impact on relative performance for the year.

A small cash position, used to assist in the day to day management of cash flows, detracted from performance for the period as both equity and fixed income markets produced better returns than cash.

The Portfolio’s fund of funds structure is managed by QMA with an active overlay portfolio that uses derivatives to gain market exposure. This overlay is used to manage cash flows and provide liquidity for the Portfolio. Index futures (a form of derivative security) are used to provide this liquidity and are not designed to add value to the Portfolio.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (60%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (25%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (15%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, FI Pyramis® Asset Allocation Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	13.64%	2.08%	2.07%
Blended Index	12.95	2.42	2.24
S&P 500 Index	15.99	1.66	1.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST FI Pyramis® Asset Allocation Portfolio returned 13.64%. The Portfolio’s objective is to maximize total return. The Portfolio is subadvised by Pyramis Global Advisors, LLC, a unit of Fidelity Investments.

The domestic stock markets continued to be dominated by shifts in investor concerns about the overall economy. Indecisive debates about fiscal policy created uncertainty about tax rates and about Washington’s ability to deal with debt. Corporate earnings grew, and share prices in relation to earnings and book value remained attractive as compared with historical levels and with other asset classes. Over the year, correlations of share price movements with one another declined from 2011 levels, allowing individual company fundamentals to create a better environment for good stock pickers. The election helped resolve some of the uncertainty, and optimism seeped into some stock markets on the final day of the year.

Other economic news was mildly weaker, but provided enough bright spots to allay investor fears. Nonetheless, growth expectations were downgraded in several regions, including the Euro zone. In Japan, Shinzo Abe reassumed the Prime Minister’s seat and signaled an easy monetary policy, which led to a sizable decline in the value of the yen and boosted Japanese stocks. Investment-grade bonds ended a strong year on a weak note.

The Portfolio outperformed its benchmark, the Blended Index (defined below), which returned 12.95%. Security selection within each investment strategy drove outperformance of the Index. The Portfolio had strong contributions from both domestic and international equity managers and its investment-grade bonds. All of the underlying asset segments outperformed their respective target indexes except for high yield bonds and emerging market stocks. Poor security selection in the technology sector and a global slowdown of emerging markets economies hurt the performance of emerging market stocks.

The bond strategy was positioned to take advantage of the outperformance in non-Treasury sectors while still being conservatively positioned, because of the high degree of political and economic uncertainty. The corporate bond holdings were a key driver of strong returns, boosted by good sector and security selection. In particular, an overweight in the financials sector over the industrials sector added to performance. Yield curve positioning had a negative impact due to an overweight in longer-duration bonds.

The Portfolio uses futures contracts on major domestic stock indexes to manage its cash flow, and they had a positive impact on its performance in 2012.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (50%), an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (20%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Franklin Templeton Founding Funds Allocation Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	Since Inception
Portfolio	8.70%
Blended Index	4.20
S&P 500 Index	5.57

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 4/30/2012. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the period April 30, 2012 through December 31, 2012, the AST Franklin Templeton Founding Funds Allocation Portfolio returned 8.70%.

The Portfolio is subadvised by Templeton Global Advisors, Ltd., Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC. The Portfolio’s investment objective is to seek capital appreciation, with a secondary objective to seek income.

Global stocks rallied in 2012 until a brief summer drop attributable to slowing global economic growth, the European debt crisis, and contentious U.S. fiscal negotiations. In September, the European Central Bank’s commitment to preserve the Euro and the Federal Reserve’s extension of its monetary easing strategy again boosted market confidence. In December, investors focused on U.S. policymakers’ efforts to avert automatic spending cuts and tax hikes set for 2013. Despite uncertainty throughout the year, most major asset classes delivered positive returns.

In the U.S., fixed income markets benefited from persistently low long-term interest rates and a decline in credit spreads driven by stable corporate fundamentals and accommodative monetary policies.

The Portfolio outperformed its benchmark, the Blended Index (the Index, defined below), which returned 4.20%.

Performance of the global equity segment of the Portfolio benefited largely from stock selection in the financials, industrials, and consumer discretionary sectors. Among financials, leading performers included BNP Paribas and AXA (France), UniCredit (Italy), ING Group (Netherlands), Citigroup (U.S.), and Aviva (United Kingdom). In other sectors, Koninklijke Philips Electronics in the Netherlands, German airline Deutsche Lufthansa, and French auto components manufacturer Michelin were also key contributors.

Other selections detracted from the segment’s performance. An underweight in the consumer staples sector, and in particular a position in CVS Caremark, detracted. Individual holdings Hewlett-Packard, Navistar International, Baker Hughes, and Chesapeake Energy also detracted.

The Portfolio’s equity and income segment sought opportunities in credit markets, primarily in high yield corporate bonds. The corporate bond exposure was well diversified with the largest weightings in energy, technology, and consumer non-cyclical companies. Corporate bonds of First Data and Energy Future Holding contributed significantly to performance. Conversely, bonds of Innovation Ventures and NII Capital detracted. The Portfolio had limited exposure to Treasuries, agencies, and mortgage-backed securities as better income and capital appreciation opportunities existed in other asset classes.

The largest equity weightings were in the utilities, financials, and energy sectors. Individual stock positions in Bank of America and LyondellBasell Industries boosted returns, while those in Intel and Exelon detracted.

The performance of the Portfolio’s value segment, which looks for stocks at a deep discount to intrinsic value, benefited from holdings in Time Warner Cable and News Corp. while holdings in Exelon and Xerox detracted.

There were limited opportunities in mergers and acquisitions or distressed debt, typical areas of focus. The Portfolio’s use of forward foreign currency contracts against currency risk had a negligible impact on performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of S&P 500 Index (50%) an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market, MSCI World (Morgan Stanley Capital International) Index (GD) (33.33%), an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. (The GD version does not reflect the impact of withholding taxes on reinvested dividends.), and Barclays U.S. Aggregate Bond Index (16.67%) an unmanaged index comprised of a single U.S. Treasury bill issue purchased at the beginning of each month and held for a full month, at which time that issue is sold and rolled into a newly selected issue. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Horizon Moderate Asset Allocation Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	10.13%	2.72%	3.04%
Blended Index	10.53	4.00	3.87
S&P 500 Index	15.99	1.66	1.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Horizon Moderate Asset Allocation Portfolio returned 10.13%.

The Portfolio’s investment objective is to seek the highest potential total return consistent with its level of risk tolerance. The Portfolio is subadvised by Horizon Investments, LLC.

Financial markets were generally strong in 2012. The Portfolio’s benchmark Blended Index (the Index, defined below) returned 10.53%. Risks of extreme macroeconomic shocks declined as U.S. policymakers avoided a projected sharp fiscal contraction at year-end and the European Central Bank calmed markets by publicly vowing to do “whatever it takes” to preserve the euro, and by subsequently launching a program to purchase troubled bonds. Although markets changed direction more than once during the year, they finished with substantial net gains. Domestic and international stocks posted strong returns, while bond returns were positive, but more muted. The global bond market was roughly in line with its long-term average.

The MSCI World Index (GD) (stocks) returned 16.54%, with the domestic market performing near the global average, Japan considerably behind, and Europe, despite economic uncertainty, turning in a strong performance. The United Kingdom was about average. In terms of economic sectors, the financials and consumer discretionary sectors led both the domestic and international markets. The international telecommunications, energy, and utilities sectors had negative returns over the year. Although no domestic sector declined, the utilities and energy sectors were notably weak, the only ones with single-digit returns.

The Portfolio’s underperformance of the Index was primarily due to tactical (short-term) asset allocation, somewhat offset by the better performance of the asset managers. The Portfolio underweighted stocks, relative to the Index, throughout the year. However, stocks finished the year far ahead of bonds.

Active management, particularly among the bond subadvisers, added value. AST PIMCO Total Return Bond, AST Western Core Plus Bond, and AST Prudential Core Bond Portfolios gave the largest boosts to relative performance. Stock subadvisers for the AST T. Rowe Price Large-Cap Growth and AST International Growth Portfolios also contributed. Not all subadvisers performed well, as subadvisers such as AST Large-Cap Value and AST Marsico Capital Growth Portfolios detracted from relative performance.

The Portfolio has no exposure to derivatives, and consequently, no impact on performance by derivatives.

Note:	Pending shareholder approval, the Portfolio expects to appoint a new subadviser to replace Horizon Investments, LLC, as the Portfolio subadviser, change investment policies, change its investment objective, and change its name on or about April 29, 2013. Please see the prospectus supplement at the beginning of this report for more information.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (40%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (50%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (10%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust, Investment Grade Bond Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	Since Inception
Portfolio	9.40%	10.75%
Barclays U.S. 5-10 Year Government/Credit Bond Index	7.21	7.40

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 1/28/2008. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

For the year ended December 31, 2012, the AST Investment Grade Bond Portfolio returned 9.40%.

The Portfolio’s investment objective is to maximize total return consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation. The Portfolio is subadvised by Prudential Fixed Income, a unit of Prudential Investment Management, Inc.

Although the broad fixed-income indexes paint a bland picture of 2012 — the Barclays U.S. Aggregate Bond Index returned 4.22% — it was a bright year for the spread sectors — that is, sectors with greater credit risk than Treasuries. For example, returns for investment-grade corporates and commercial mortgage-backed securities (CMBS) were both just under 10%, while the gains for high yield bonds and emerging markets debt pushed well into the teens. The combination of low growth and inflation, combined with high demand from pension funds, retail investors, and of course, the Federal Reserve, was a formula for low U.S. Treasury rates and narrowing spreads across fixed income sectors, which lifted bond prices. Although tensions in Europe flared during the year, they declined over most of the second half. This not only allowed yields on peripheral Euro zone debt to decline, but also created a tailwind for spread products globally as contagion fears abated. The media focused primarily on the so-called “fiscal cliff” in the final weeks of the year, which the markets largely shrugged off as the cliff morphed into to a more manageable slope.

U.S. Treasury yields closed the year at levels largely in-line with year-end 2011. During the 12 months, two-year yields ended relatively flat, at 0.25%, five-year yields declined modestly to 0.72%, and 30-year yields rose a bit to 2.95%.

U.S. corporate bonds delivered impressive results in 2012, returning almost 10%, which was considerably ahead of U.S. Treasuries. Key factors driving the corporate bond rally last year remained in place going into 2013: historically attractive spread levels and accommodative central bank policies designed to keep interest rates low. Investors searching for yield turned to the corporate bond markets last year, and this trend is likely to continue as long as rates remain low and credit fundamentals stay healthy. A record level of new issue activity in the U.S. was generally met with equally strong demand.

The Portfolio outpaced its benchmark, the Barclays U.S. 5-10 Year Government/Credit Bond Index. The Portfolio’s performance was aided by its overweight exposure to investment-grade corporate bonds. This exposure occurred via traditional corporate bonds and derivatives. The Portfolio actively uses derivatives, which are essential due to the high-velocity, algorithmically-driven asset flows in the fixed income universe. The benefit of overweighting corporates was partially offset by security selection, where the Portfolio’s more liquid posture held back relative performance.

The Portfolio’s overweighting in CMBS helped, as they outperformed in 2012, thanks to stabilizing commercial real estate values and a favorable demand/supply environment for this kind of security. Positions in residential mortgage-backed securities and corporate high-yield bonds were positive contributors as well. Duration and yield-curve strategies had a minor but positive impact.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Barclays U.S. 5-10 Year Government/Credit Index an unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade Yankee bonds that have maturities between five and ten years and are publicly issued. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc. is a registered investment advisor and Prudential Financial company.

Advanced Series Trust, J.P. Morgan Global Thematic Portfolio	December 31, 2012

Report of the Investment Managers - As of December 31, 2012

Average Annual Total Returns	1-Year	5-Year	Since Inception
Portfolio	13.58%	2.44%	2.80%
Blended Index	13.79	3.21	3.03
S&P 500 Index	15.99	1.66	1.50

Past performance is no guarantee of future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio inception: 11/19/2007. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED SINCE INCEPTION

Note: The AST J.P. Morgan Global Thematic Portfolio, formerly the AST Horizon Growth Asset Allocation Portfolio, changed subadvisers and changed its investment objective, policies, and strategy effective August 20, 2012.

For the year ended December 31, 2012, the AST J.P. Morgan Global Thematic Portfolio returned 13.58%.

Despite relentless media coverage of both the U.S. presidential election and the “fiscal cliff” towards the end of the year, risk assets continued to do what they did for most of 2012 — go higher. With major risk aversion heading into 2012 on the global stage, the path of least resistance was higher as the MSCI World Index was up 16.54% for the year, slightly outperforming the S&P 500 Index, which was up 15.99% on a total return basis.

Net results for the Portfolio’s underlying domestic equity funds were flat for the period, as positive returns by some underlying funds were offset by the negative returns from others. However, the contributions from the Portfolio’s non-U.S. equity underlying funds were generally positive, as they enjoyed strong stock selection and allocation effects. On the credit side, the largest contribution to returns from security selection came from the JPMorgan NY Credit Mortgage Opportunities portfolio, as the slowly improving housing market has driven mortgage credit prices higher.

On the allocation side, value was captured during the quarter through the use of futures contracts. Gaining exposure to foreign equities through long futures contracts added significantly to results. While a similar domestic futures contract was marginally unprofitable, the net result was meaningfully positive for the Portfolio. Also adding value during the quarter was the decision to remain underweight in Core Fixed Income, which allowed the redeployment of excess funds to the extended credit area, which has generally had a positive impact on performance.

Prudential Investments LLC and AST Investment Services, Inc. (ASTI) are co-managers of the Trust. Both are Prudential Financial companies.

Blended Index consists of Russell 3000 Index (38.50%), an unmanaged market cap-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market, Barclays U.S. Aggregate Bond Index (30%), an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (14%), an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends, Barclays High Yield 2% Constrained Index (3.0%) is a component of the U.S. Corporate High Yield Bond Index with a maximum exposure of 2% per issuer. The index includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity, MSCI Emerging Markets Free Index GD (8.0%) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets, FTSE EPRA/NAREIT Developed Index (Total Return Net) (4.50%) is an unmanaged index designed to track the performance of listed real estate companies and REITS worldwide, and J.P. Morgan EMBI Global Index (2.0%) is an unmanaged index that tracks total returns for traded external debt instruments in the emerging markets. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. MSCI World (Morgan Stanley Capital International) Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, please refer to the Schedule of Investments section of this report.

Advanced Series Trust Presentation of Portfolio Holdings	December 31, 2012

AST Academic Strategies Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Parametric Emerging Markets Equity Portfolio	7.4%
AST International Value Portfolio	6.4%
AST Global Real Estate Portfolio	5.6%
AST High Yield Portfolio	5.6%
AST International Growth Portfolio	4.9%

AST Capital Growth Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST T. Rowe Price Equity Income Portfolio	8.3%
AST International Value Portfolio	6.3%
AST International Growth Portfolio	6.3%
AST Prudential Core Bond Portfolio	6.1%
AST MFS Growth Portfolio	5.9%

AST FI Pyramis® Asset Allocation
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 0.250%, 06/30/14	2.0%
U.S. Treasury Notes 0.250%, 09/15/14	1.6%
Apple, Inc.	1.5%
Exxon Mobil Corp.	1.2%
CVS Caremark Corp.	1.0%

AST Franklin Templeton Founding Funds Allocation
Five Largest Holdings	(% of Net Assets	)
Merck & Co., Inc.	2.0%
Microsoft Corp.	1.4%
Pfizer, Inc.	1.3%
Vodafone Group PLC (United Kingdom)	1.3%
Roche Holding AG (Switzerland)	1.1%

AST Horizon Moderate Asset Allocation
Five Largest Holdings	(% of Net Assets	)
AST Money Market Portfolio	23.1%
AST Prudential Core Bond Portfolio	6.8%
AST International Growth Portfolio	6.2%
AST PIMCO Total Return Bond Portfolio	5.7%
AST International Value Portfolio	5.5%

AST Investment Grade Bond
Allocation	(% of Net Assets	)
Corporate Bonds	43.6%
U.S. Treasury Obligations	38.7%
U.S. Government Mortgage-Backed Securities	6.6%
Commercial Mortgage-Backed Securities	4.1%
Sovereigns	3.3%

AST J.P. Morgan Global Thematic
Five Largest Holdings	(% of Net Assets	)
U.S. Treasury Notes 2.875%, 01/31/13	1.5%
Apple, Inc.	1.3%
Wells Fargo & Co.	0.7%
U.S. Treasury Notes 0.500%, 07/31/17	0.6%
U.S. Treasury Notes 1.250%, 02/15/14	0.6%

For a complete listing of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Advanced Series Trust Fees and Expenses — unaudited	December 31, 2012

As a contract owner investing in Portfolios of the Trust through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fees and charges were included, your costs would have been higher.

Advanced Series Trust Portfolios		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
AST Academic Strategies Asset Allocation	Actual	$1,000.00	$1,069.20	1.63%	$8.48
	Hypothetical	$1,000.00	$1,016.94	1.63%	$8.26
AST Capital Growth Asset Allocation	Actual	$1,000.00	$1,068.30	1.02%	$5.30
	Hypothetical	$1,000.00	$1,020.01	1.02%	$5.18
AST FI Pyramis® Asset Allocation	Actual	$1,000.00	$1,069.90	1.22%	$6.35
	Hypothetical	$1,000.00	$1,019.00	1.22%	$6.19
AST Franklin Templeton Founding Funds Allocation	Actual	$1,000.00	$1,093.60	1.07%	$5.63
	Hypothetical	$1,000.00	$1,019.76	1.07%	$5.43
AST Horizon Moderate Asset Allocation	Actual	$1,000.00	$1,049.60	0.90%	$4.64
	Hypothetical	$1,000.00	$1,020.61	0.90%	$4.57
AST Investment Grade Bond	Actual	$1,000.00	$1,039.40	0.72%	$3.69
	Hypothetical	$1,000.00	$1,021.52	0.72%	$3.66
AST J.P. Morgan Global Thermatic	Actual	$1,000.00	$1,071.40	1.14%	$5.94
	Hypothetical	$1,000.00	$1,019.41	1.14%	$5.79

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2012, and divided by the 366 days in the Portfolio’s fiscal year ended December 31, 2012 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 85.8%
AFFILIATED MUTUAL FUNDS — 56.9%	Shares	Value (Note 2)

AST BlackRock Value Portfolio	3,323,203	$31,670,124
AST Cohen & Steers Realty Portfolio	35,223,882	258,543,297
AST Federated Aggressive Growth Portfolio*	292,738	2,819,068
AST Global Real Estate Portfolio	45,149,819	425,762,792
AST Goldman Sachs Concentrated Growth Portfolio	841,992	26,388,028
AST Goldman Sachs Large-Cap Value Portfolio	1,783,640	31,427,743
AST Goldman Sachs Mid-Cap Growth Portfolio	11,736,860	61,618,517
AST Goldman Sachs Small-Cap Value Portfolio	4,618,764	55,933,235
AST High Yield Portfolio	55,434,452	424,627,900
AST International Growth Portfolio	31,468,986	373,222,169
AST International Value Portfolio	31,791,851	488,322,834
AST Jennison Large-Cap Growth Portfolio*	2,418,352	33,929,477
AST Jennison Large-Cap Value Portfolio	5,113,865	64,434,701
AST Large-Cap Value Portfolio	4,463,632	63,383,577
AST Lord Abbett Core Fixed-Income Portfolio	5,491,223	63,149,065
AST Marsico Capital Growth Portfolio	1,776,686	37,950,023
AST MFS Growth Portfolio*	3,514,547	39,257,492
AST MFS Large-Cap Value Portfolio	3,060,358	31,399,273
AST Mid-Cap Value Portfolio	21,665,069	290,528,569
AST Money Market Portfolio	246,715	246,715
AST Neuberger Berman Core Bond Portfolio	1,966,145	20,821,473
AST Neuberger Berman Mid-Cap Growth Portfolio*	3,608,087	88,073,406
AST Parametric Emerging Markets Equity Portfolio	62,896,754	562,925,952
AST PIMCO Limited Maturity Bond Portfolio	69,159	731,698
AST PIMCO Total Return Bond Portfolio	9,475,214	118,629,679
AST Prudential Core Bond Portfolio	13,302,513	143,800,166
AST QMA US Equity Alpha Portfolio	15,420,059	209,712,808
AST Small-Cap Growth Portfolio*	172,702	3,913,417
AST Small-Cap Value Portfolio	9,290,482	138,613,999
AST T. Rowe Price Equity Income Portfolio	10,106,209	96,008,986
AST T. Rowe Price Large-Cap Growth Portfolio*	2,421,002	34,644,544
AST T. Rowe Price Natural Resources Portfolio	952,704	18,768,270
AST Western Asset Core Plus Bond Portfolio	7,065,712	75,744,435

TOTAL AFFILIATED MUTUAL FUNDS (cost $4,013,820,666)(w)		4,317,003,432

COMMON STOCKS — 9.9%
Advertising
China Century Dragon Media, Inc. (British Virgin Islands)*(g)	15,222	2

Aerospace & Defense — 0.1%
AAR Corp. (British Virgin Islands)	5,700	106,476
Alliant Techsystems, Inc.	12,000	743,520
Esterline Technologies Corp.*	6,600	419,826
Exelis, Inc.	12,300	138,621
General Dynamics Corp.	4,300	297,861
Huntington Ingalls Industries, Inc.	8,600	372,724

COMMON STOCKS (continued)	Shares	Value (Note 2)

Aerospace & Defense (continued)
Kratos Defense & Security Solutions, Inc.*	6,807	$34,239
LMI Aerospace, Inc.*	800	15,472
Northrop Grumman Corp.	4,800	324,384
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	11,000	186,670
Taser International, Inc.*	14,700	131,418
United Technologies Corp.	41,210	3,379,632

		6,150,843

Airlines
Alaska Air Group, Inc.*	12,100	521,389
Allegiant Travel Co.	3,600	264,276
Delta Air Lines, Inc.*	22,900	271,823
Spirit Airlines, Inc.*	12,900	228,588

		1,286,076

Auto Components
BorgWarner, Inc.*	2,250	161,145
Delphi Automotive PLC (United Kingdom)*	26,800	1,025,100
Federal-Mogul Corp.*	11,400	91,428
Lear Corp.	25,740	1,205,662
Standard Motor Products, Inc.	1,000	22,220
Superior Industries International, Inc.	1,300	26,520
TRW Automotive Holdings Corp.*	3,550	190,315

		2,722,390

Auto Parts & Equipment
Johnson Controls, Inc.	51,290	1,574,603

Automobile Manufacturers
Winnebago Industries, Inc.*	3,600	61,668

Automobiles
General Motors Co.*	68,127	1,964,101
Thor Industries, Inc.	17,900	669,997

		2,634,098

Beverages — 0.1%
Beam, Inc.	6,470	395,252
Coca-Cola Co. (The)	15,440	559,700
Coca-Cola Enterprises, Inc.	54,780	1,738,169
Constellation Brands, Inc. (Class A Stock)*	8,380	296,568
Dr. Pepper Snapple Group, Inc.	5,340	235,921
Grupo Modelo SAB de CV (Mexico) (Class C Stock)	226,570	2,032,352
National Beverage Corp.	1,500	21,885
PepsiCo, Inc.	5,960	407,843

		5,687,690

Biotechnology — 0.1%
Acorda Therapeutics, Inc.*	12,000	298,320
Alexion Pharmaceuticals, Inc.*	3,700	347,097
Biogen Idec, Inc.*	14,810	2,172,183
Celgene Corp.*	33,010	2,598,547
Cubist Pharmaceuticals, Inc.*	3,600	151,416
Dendreon Corp.*	12,810	67,637
Galena Biopharma, Inc.*	54,000	82,620
Genomic Health, Inc.*	6,000	163,560
Infinity Pharmaceuticals, Inc.*	7,624	266,840
Myriad Genetics, Inc.*	30,700	836,575
Neurocrine Biosciences, Inc.*	3,900	29,172
Onyx Pharmaceuticals, Inc.*	6,710	506,806

SEE NOTES TO FINANCIAL STATEMENTS.

A1

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Biotechnology (continued)
Puma Biotechnology, Inc.*	3,448	$64,650
Rexahn Pharmaceuticals, Inc.*	270,000	83,700
RXi Pharmaceuticals Corp.*	9,605	720
United Therapeutics Corp.*	14,700	785,274
Vertex Pharmaceuticals, Inc.*	12,290	515,443

		8,970,560

Building Materials
Trex Co., Inc.*	9,303	346,351

Building Products
American Woodmark Corp.*	700	19,474
Apogee Enterprises, Inc.	2,500	59,925
Armstrong World Industries, Inc.	1,700	86,241
China Gengsheng Minerals, Inc.*	3,595	1,048
Fortune Brands Home & Security, Inc.*	33,900	990,558
Gibraltar Industries, Inc.*	11,300	179,896
Lennox International, Inc.	17,300	908,596
Masco Corp.	27,080	451,153
NCI Building Systems, Inc.*	1,700	23,630
Universal Forest Products, Inc.	2,400	91,296

		2,811,817

Capital Markets — 0.1%
Ameriprise Financial, Inc.	4,020	251,773
Goldman Sachs Group, Inc. (The)	10,270	1,310,041
Jefferies Group, Inc.	63,601	1,181,071
LPL Financial Holdings, Inc.	8,000	225,280
Raymond James Financial, Inc.	12,000	462,360
T. Rowe Price Group, Inc.	2,300	149,799

		3,580,324

Chemicals — 0.1%
Air Products & Chemicals, Inc.	36,400	3,058,328
Celanese Corp. (Class A Stock)	13,700	610,061
CF Industries Holdings, Inc.	4,300	873,588
Chemtura Corp.*	10,400	221,104
E.I. du Pont de Nemours & Co.	18,550	834,193
Eastman Chemical Co.	3,400	231,370
FutureFuel Corp.	2,100	24,864
Georgia Gulf Corp.	20,060	828,077
Koppers Holdings, Inc.	4,900	186,935
LSB Industries, Inc.*	8,400	297,528
NewMarket Corp.	600	157,320
RPM International, Inc.	9,000	264,240
Schulman, (A.), Inc.	5,400	156,222
Sherwin-Williams Co. (The)	5,600	861,392
Stepan Co.	1,600	88,864

		8,694,086

Commercial Banks — 0.2%
Associated Banc-Corp*	2,176	2,448
BancTrust Financial Group, Inc.*	73,845	205,289
BOK Financial Corp.	1,400	76,244
Boston Private Financial Holdings, Inc.*	10,019	29,756
CapitalSource, Inc.	22,200	168,276
Chemical Financial Corp.	1,300	30,888
CIT Group, Inc.*	6,370	246,137
Citizens & Northern Corp.	1,600	30,240
Citizens Republic Bancorp, Inc.*	54,999	1,043,331
Comerica, Inc.	7,500	227,550

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Eagle Bancorp, Inc.*	5,200	$103,844
East West Bancorp, Inc.	42,980	923,640
Enterprise Financial Services Corp.	2,100	27,447
Fifth Third Bancorp	14,200	215,698
Financial Institutions, Inc.	3,900	72,657
First Bancorp	900	11,538
First California Financial Group, Inc.*	130,370	1,006,456
First Citizens BancShares, Inc. (Class A Stock)	900	147,150
First Community Bancshares, Inc.	1,400	22,358
First Interstate Bancsystem, Inc.	8,900	137,327
Hanmi Financial Corp.*	5,400	73,386
Huntington Bancshares, Inc.	118,200	755,298
KeyCorp	134,460	1,132,153
MainSource Financial Group, Inc.	2,400	30,408
PNC Financial Services Group, Inc.	2,500	145,775
Popular, Inc. (Puerto Rico)*	4,470	92,931
Regions Financial Corp.	89,620	638,094
Republic Bancorp, Inc. (Class A Stock)	700	14,791
Sterling Financial Corp.	5,800	121,104
SunTrust Banks, Inc.	11,430	324,041
SVB Financial Group*	4,890	273,693
U.S. Bancorp	10,600	338,564
Wells Fargo & Co.	47,120	1,610,562
West Coast Bancorp	54,555	1,208,393
Zions Bancorporation	7,170	153,438

		11,640,905

Commercial Services & Supplies — 0.2%
ADT Corp. (The)	1,700	79,033
Brink’s Co. (The)	6,900	196,857
Consolidated Graphics, Inc.*	2,300	80,316
Copart, Inc.*	20,200	595,900
Courier Corp.	600	6,600
Deluxe Corp.	4,800	154,752
Ennis, Inc.	1,400	21,658
GEO Group, Inc. (The)	259,902	7,329,236
Herman Miller, Inc.	1,500	32,130
Knoll, Inc.	5,300	81,408
Learning Tree International, Inc.*	19,060	103,877
Mine Safety Appliances Co.	3,800	162,298
Performant Financial Corp.*	4,700	47,470
Rollins, Inc.	5,600	123,424
Standard Parking Corp.*	700	15,393
Steelcase, Inc. (Class A Stock)	12,800	163,072
Sykes Enterprises, Inc.*	13,000	197,860
Team, Inc.*	1,700	64,668
Tetra Tech, Inc.*	3,900	103,155
TNS, Inc.*	54,330	1,126,261
Tyco International Ltd. (Switzerland)	48,950	1,431,788
UniFirst Corp.	1,200	87,984
United Stationers, Inc.	1,400	43,386
Vantiv, Inc. (Class A Stock)*	7,440	151,925
Westway Group, Inc.*	6,538	43,608

		12,444,059

Communications Equipment — 0.1%
Arris Group, Inc.*	14,300	213,642
Black Box Corp.	5,100	124,134
Brocade Communications Systems, Inc.*	144,200	768,586

SEE NOTES TO FINANCIAL STATEMENTS.

A2

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Communications Equipment (continued)
Cisco Systems, Inc.	89,570	$1,760,051
EchoStar Corp. (Class A Stock)*	1,100	37,642
Emulex Corp.*	13,900	101,470
F5 Networks, Inc.*	7,200	699,480
GeoEye, Inc.*	68,719	2,111,735
Globecomm Systems, Inc.*	1,800	20,340
Harris Corp.	2,500	122,400
Ixia*	8,000	135,840
Juniper Networks, Inc.*	17,740	348,946
QUALCOMM, Inc.	32,010	1,985,260
Riverbed Technology, Inc.*	18,000	354,960

		8,784,486

Computer Services & Software
Cognizant Technology Solutions Corp. (Class A Stock)*	9,200	681,260
Pervasive Software, Inc.*	29,467	262,551

		943,811

Computers & Peripherals
Apple, Inc.	2,430	1,295,263
Dell, Inc.	4,000	40,520
Hewlett-Packard Co.	74,660	1,063,905
Jack Henry & Associates, Inc.	3,520	138,195
NCR Corp.*	7,300	186,004

		2,723,887

Conglomerates
Nautilus Marine Acquisition Corp. (Marshall Islands)*	96,000	984,000
Trio Merger Corp.*	57,000	567,150

		1,551,150

Construction & Engineering — 0.2%
AECOM Technology Corp.*	2,300	54,740
Argan, Inc.	1,200	21,600
Chicago Bridge & Iron Co. NV (Netherlands)	6,400	296,640
Ferrovial SA (Spain)	462,648	6,887,174
Fluor Corp.	28,840	1,694,062
KBR, Inc.	26,400	789,888
MasTec, Inc.*	2,700	67,311
Primoris Services Corp.	1,700	25,568
Shaw Group, Inc. (The)*	46,041	2,145,971
URS Corp.	16,300	639,938
Vinci SA (France)	64,075	3,085,044

		15,707,936

Construction Materials
Eagle Materials, Inc.	16,000	936,000
Headwaters, Inc.*	39,050	334,268

		1,270,268

Consumer Finance
Encore Capital Group, Inc.*	1,600	48,992
Nelnet, Inc. (Class A Stock)	15,500	461,745
Portfolio Recovery Associates, Inc.*	1,700	181,662
SLM Corp.	30,800	527,604

		1,220,003

Consumer Products & Services
JAKKS Pacific, Inc.	14,945	187,111

COMMON STOCKS (continued)	Shares	Value (Note 2)

Consumer Services
American Express Co.	7,630	$438,572

Containers & Packaging
Ball Corp.	6,400	286,400
Crown Holdings, Inc.*	16,760	616,936
Graphic Packaging Holding Co.*	16,210	104,717
Greif, Inc. (Class A Stock)	4,700	209,150
Owens-Illinois, Inc.*	32,900	699,783

		1,916,986

Distribution/Wholesale
W.W. Grainger, Inc.	2,400	485,688

Distributors
Core-Mark Holding Co., Inc.	1,900	89,965

Diversified Consumer Services
American Public Education, Inc.*	1,700	61,387
Apollo Group, Inc. (Class A Stock)*	12,000	251,040
Capella Education Co.*	1,700	47,991
Grand Canyon Education, Inc.*	15,500	363,785

		724,203

Diversified Financial Services — 0.2%
Aquasition Corp. (United Kingdom)	90,000	903,600
Bank of America Corp.	97,530	1,131,348
BGS Acquisition Corp. (British Virgin Islands)*	71,910	705,078
Blue Wolf Mongolia Holdings Corp. (British Virgin Islands)*	65,000	643,500
China Growth Equity Investment Ltd. (Cayman Islands)*	55,000	551,650
CME Group, Inc.	5,020	254,564
Collabrium Japan Acquisition Corp. (United Kingdom)*	63,000	641,970
Epoch Holding Corp.	61,245	1,708,736
Global Cornerstone Holdings Ltd. (British Virgin Islands)*	80,000	768,000
Infinity Cross Border Acquisition Corp. (British Virgin Islands)*	26,400	204,864
Interactive Brokers Group, Inc. (Class A Stock)	7,000	95,760
IntercontinentalExchange, Inc.*	2,740	339,239
Invesco Ltd. (Bermuda)	32,060	836,445
JPMorgan Chase & Co.	20,500	901,385
KBW, Inc.	72,897	1,115,324
Knight Capital Group, Inc. (Class A Stock)*	16,100	56,511
Morgan Stanley	18,720	357,926
NYSE Euronext	24,791	781,908
State Street Corp.	16,510	776,135
TD Ameritrade Holding Corp.	16,100	270,641

		13,044,584

Diversified Telecommunication Services — 0.1%
8x8, Inc.*	5,900	43,601
Iridium Communications, Inc.*	3,200	21,568
Neutral Tandem, Inc.	2,000	5,140
Premiere Global Services, Inc.*	5,300	51,834
tw telecom, Inc.*	10,600	269,982
Verizon Communications, Inc.	11,820	511,451
Vivendi SA (France)	183,091	4,140,799

SEE NOTES TO FINANCIAL STATEMENTS.

A3

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Telecommunication Services (continued)
Ziggo NV (Netherlands)	67,392	$2,202,516

		7,246,891

Electric Utilities — 0.5%
American Electric Power Co., Inc.	27,150	1,158,762
CH Energy Group, Inc.	21,930	1,430,275
Duke Energy Corp.	71,541	4,564,316
Edison International	95,288	4,306,065
El Paso Electric Co.	10,600	338,246
Entergy Corp.	4,100	261,375
Exelon Corp.	9,470	281,638
FirstEnergy Corp.	87,987	3,674,337
Great Plains Energy, Inc.	170,078	3,454,284
ITC Holdings Corp.	71,598	5,506,602
NextEra Energy, Inc.	13,770	952,746
NV Energy, Inc.	135,400	2,456,156
Pinnacle West Capital Corp.	300	15,294
Portland General Electric Co.	2,600	71,136
PPL Corp.	153,354	4,390,525
SSE PLC (United Kingdom)	201,644	4,691,092

		37,552,849

Electrical Equipment — 0.1%
AZZ, Inc.	2,400	92,232
Babcock & Wilcox Co. (The)	20,100	526,620
Brady Corp. (Class A Stock)	1,700	56,780
Emerson Electric Co.	38,640	2,046,374
EnerSys, Inc.*	12,700	477,901
Hubbell, Inc. (Class B Stock)	5,800	490,854
Regal-Beloit Corp.	2,609	183,856
Vicor Corp.*	2,900	15,718

		3,890,335

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc.*	10,500	399,840
Avnet, Inc.*	27,800	850,958
Cymer, Inc.*	26,303	2,378,580
Dolby Laboratories, Inc. (Class A Stock)	8,000	234,640
Energizer Holdings, Inc.	8,140	651,037
Ingram Micro, Inc. (Class A Stock)*	40,900	692,028
Insight Enterprises, Inc.*	5,700	99,009
Jabil Circuit, Inc.	3,200	61,728
MEMSIC, Inc.*	8,341	27,859
Molex, Inc. (Class A Stock)	10,191	227,463
OSI Systems, Inc.*	1,200	76,848
Power-One, Inc.*	28,900	118,779
Sanmina Corp.*	6,700	74,169
Sensata Technologies Holding NV (Netherlands)*	4,651	151,064
Tech Data Corp.*	11,600	528,148

		6,572,150

Energy Equipment & Services — 0.1%
Atwood Oceanics, Inc.*	10,300	471,637
Baker Hughes, Inc.	5,670	231,563
Bristow Group, Inc.	900	48,294
Cameron International Corp.*	4,190	236,567
Ensco PLC (United Kingdom) (Class A Stock)	17,400	1,031,472
Geospace Technologies Corp.*	3,200	284,384
Halliburton Co.	20,430	708,717

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services (continued)
Helix Energy Solutions Group, Inc.*	44,200	$912,288
Matrix Service Co.*	3,400	39,100
Mitcham Industries, Inc.*	4,700	64,061
Nabors Industries Ltd. (Bermuda)*	6,100	88,145
National Oilwell Varco, Inc.	45,019	3,077,048
Oceaneering International, Inc.	8,000	430,320
Oil States International, Inc.*	10,800	772,632
Parker Drilling Co.*	9,900	45,540
Schlumberger Ltd. (Netherlands)	7,500	519,675
TETRA Technologies, Inc.*	3,000	22,770
Tidewater, Inc.	13,800	616,584
Unit Corp.*	8,800	396,440

		9,997,237

Energy–Alternate Sources
Mission Newenergy Ltd. (Australia)*	2,482	149

Financial–Bank & Trust
Citigroup, Inc.	20,980	829,969

Food & Staples Retailing
CVS Caremark Corp.	900	43,515
Harris Teeter Supermarkets, Inc.	1,400	53,984
Kraft Foods Group, Inc.	3,773	171,558
Kroger Co. (The)	5,300	137,906
Mondelez International, Inc. (Class A Stock)	26,200	667,314
Ralcorp Holdings, Inc.*	15,348	1,375,948
Village Super Market, Inc. (Class A Stock)	700	23,002

		2,473,227

Food Products — 0.1%
Archer-Daniels-Midland Co.	58,450	1,600,945
Bunge Ltd. (Bermuda)	1,300	94,497
Cal-Maine Foods, Inc.	800	32,176
Campbell Soup Co.	45,460	1,586,099
ConAgra Foods, Inc.	48,990	1,445,205
Darling International, Inc.*	12,500	200,500
General Mills, Inc.	18,260	737,887
Hillshire Brands Co.	23,615	664,526
Ingredion, Inc.	14,100	908,463
Tyson Foods, Inc. (Class A Stock)	79,410	1,540,554

		8,810,852

Gas Utilities — 0.2%
AGL Resources, Inc.	5,510	220,235
APA Group (Australia)	983,233	5,676,254
ONEOK, Inc.	98,173	4,196,896
Snam SpA (Italy), 144A	710,000	3,313,988
UGI Corp.	19,000	621,490

		14,028,863

Healthcare Equipment & Supplies — 0.1%
Atrion Corp.	300	58,800
BioMimetic Therapeutics, Inc.*	109,773	794,757
C.R. Bard, Inc.	2,800	273,672
Cantel Medical Corp.	4,650	138,246
CareFusion Corp.*	36,660	1,047,743
Covidien PLC (Ireland)	27,470	1,586,118
Cyberonics, Inc.*	6,100	320,433
Cynosure, Inc. (Class A Stock)*	3,700	89,207
Hill-Rom Holdings, Inc.	15,900	453,150
Hologic, Inc.*	14,900	298,447

SEE NOTES TO FINANCIAL STATEMENTS.

A4

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (continued)
ICU Medical, Inc.*	500	$30,465
Intuitive Surgical, Inc.*	900	441,333
Invacare Corp.	4,400	71,720
Masimo Corp.	13,200	277,332
Orthofix International NV (Curacao)*	1,200	47,196
ResMed, Inc.	8,600	357,502
Sirona Dental Systems, Inc.*	5,300	341,638
St. Jude Medical, Inc.	9,400	339,716
STERIS Corp.	2,000	69,460
Thoratec Corp.*	4,400	165,088

		7,202,023

Healthcare Providers & Services — 0.2%
Acadia Healthcare Co., Inc.*	3,402	79,369
Aetna, Inc.	18,700	865,810
Amil Participacoes SA (Brazil)	2,835	42,715
Bio-Reference Labs, Inc.*	7,000	200,830
CIGNA Corp.	6,400	342,144
Coventry Health Care, Inc.	97,594	4,375,139
DaVita HealthCare Partners, Inc.*	10,690	1,181,566
Gentiva Health Services, Inc.*	2,800	28,140
Health Net, Inc.*	17,700	430,110
Humana, Inc.	16,530	1,134,454
Magellan Health Services, Inc.*	1,400	68,600
National Healthcare Corp.	1,100	51,722
Neostem, Inc.*	40,000	23,820
PSS World Medical, Inc.*	75,236	2,172,816
Select Medical Holdings Corp.	12,600	118,818
Sunrise Senior Living, Inc.*	120,932	1,739,002
UnitedHealth Group, Inc.	25,580	1,387,459
Universal Health Services, Inc. (Class B Stock)	19,100	923,485
WellPoint, Inc.	2,200	134,024

		15,300,023

Healthcare Technology
athenahealth, Inc.*	900	66,105
Computer Programs & Systems, Inc.	9,900	498,366
MedAssets, Inc.*	7,700	129,129
Omnicell, Inc.*	6,400	95,168
Quality Systems, Inc.	26,100	453,096

		1,241,864

Holding Companies–Diversified — 0.1%
Andina Acquisition Corp. (Cayman Islands)*	44,550	441,936
Azteca Acquisition Corp.*	100,000	994,500
Chart Acquisition Corp.*	134,325	1,343,250
China VantagePoint Acquisition Co. (Cayman Islands), UTS*	19,454	117,697
Cis Acquisition Ltd. (British Virgin Islands)	90,000	908,100
Empeiria Acquisition Corp.*	10,204	104,489
Global Eagle Acquisition Corp.*	175,000	1,743,000
Hyde Park Acquisition Corp. II	125,100	1,279,773
Lone Oak Acquisition Corp. (Cayman Islands)*	28,070	227,086
Prime Acquisition Corp. (Cayman Islands)*	51,855	514,402
ROI Acquisition Corp.	81,000	791,775
SCG Financial Acquistion Corp.*	79,900	791,410
Selway Capital Acquisition Corp. (Class A Stock)*	44,978	467,771

COMMON STOCKS (continued)	Shares	Value (Note 2)

Holding Companies–Diversified (continued)
Universal Business Payment Solutions Acquisition Corp.*	15,980	$72,709

		9,797,898

Home Builders
Brookfield Residential Properties, Inc. (Canada)*	3,600	64,584

Hotels, Restaurants & Leisure — 0.1%
AFC Enterprises, Inc.*	2,800	73,164
Ameristar Casinos, Inc.	401	10,522
Biglari Holdings, Inc.*	900	351,018
Bluegreen Corp.*	30,181	283,098
Bob Evans Farms, Inc.	4,200	168,840
Bravo Brio Restaurant Group, Inc.*	1,700	22,831
Carnival Corp. (Panama)	7,640	280,923
CEC Entertainment, Inc.	3,300	109,527
Cracker Barrel Old Country Store, Inc.	2,900	186,354
International Game Technology	45,900	650,403
Interval Leisure Group, Inc.	4,300	83,377
Jack in the Box, Inc.*	6,200	177,320
Krispy Kreme Doughnuts, Inc.*	7,700	72,226
Marriott International, Inc. (Class A Stock)	10,300	383,881
Marriott Vacations Worldwide Corp.*	1,400	58,338
Orient-Express Hotels Ltd. (Bermuda) (Class A Stock)*	95,303	1,114,092
Panera Bread Co. (Class A Stock)*	5,100	810,033
Papa John’s International, Inc.*	9,700	532,918
Pinnacle Entertainment, Inc.*	23,800	376,754
Royal Caribbean Cruises Ltd. (Liberia)	11,880	403,920
Sonic Corp.*	3,500	36,435
Texas Roadhouse, Inc.	10,600	178,080
Wendy’s Co. (The)	15,600	73,320
Wyndham Worldwide Corp.	15,400	819,434

		7,256,808

Household Durables — 0.1%
American Greetings Corp. (Class A Stock)	57,993	979,502
Direcional Engenharia SA (Brazil), 144A(g)	543,734	3,757,673
iRobot Corp.*	6,300	118,062
Jarden Corp.*	10,500	542,850
La-Z-Boy, Inc.	14,300	202,345
Lennar Corp. (Class A Stock)	10,480	405,262
Lennar Corp. (Class B Stock)	1,808	55,216
NACCO Industries, Inc. (Class A Stock)	2,300	139,587
PulteGroup, Inc.*	49,190	893,290
Ryland Group, Inc. (The)	4,390	160,235
Sealy Corp.*	17,092	37,090
Tempur-Pedic International, Inc.*	26,400	831,336
Tupperware Brands Corp.	10,100	647,410
Whirlpool Corp.	8,300	844,525

		9,614,383

Household Products
Central Garden & Pet Co.*	56,098	562,102

Independent Power Producers & Energy Traders — 0.2%
AES Corp. (The)	82,600	883,820
Calpine Corp.*	384,334	6,967,975
China Hydroelectric Corp. (Cayman Islands), ADS*(a)	232,755	400,339
NRG Energy, Inc.	272,470	6,264,085

SEE NOTES TO FINANCIAL STATEMENTS.

A5

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Independent Power Producers & Energy Traders (continued)
Tractebel Energia SA (Brazil)	143,740	$2,341,260

		16,857,479

Industrial Conglomerates — 0.1%
Beijing Enterprises Holdings Ltd. (Hong Kong)	1,122,940	7,365,676
Seaboard Corp.	30	75,896
Standex International Corp.	1,400	71,806

		7,513,378

Insurance — 0.2%
ACE Ltd. (Switzerland)	33,220	2,650,956
Allied World Assurance Co. Holdings AG (Switzerland)	5,500	433,400
Alterra Capital Holdings Ltd. (Bermuda)	45,172	1,273,399
American Financial Group, Inc.	16,700	659,984
American International Group, Inc.*	11,200	395,360
American National Insurance Co.	700	47,803
Assurant, Inc.	17,670	613,149
AXIS Capital Holdings Ltd. (Bermuda)	31,530	1,092,199
CNA Financial Corp.	4,300	120,443
Erie Indemnity Co. (Class A Stock)	1,500	103,830
Everest Re Group Ltd. (Bermuda)	12,260	1,347,987
Genworth Financial, Inc. (Class A Stock)*	82,600	620,326
Greenlight Capital Re Ltd. (Cayman Islands) (Class A Stock)*	1,200	27,696
Hallmark Financial Services, Inc.*	1,700	15,963
Hartford Financial Services Group, Inc. (The)	27,093	607,967
HCC Insurance Holdings, Inc.	11,900	442,799
Horace Mann Educators Corp.	1,000	19,960
Maiden Holdings Ltd. (Bermuda)	20,800	191,152
MetLife, Inc.	57,200	1,884,168
National Financial Partners Corp.*	3,400	58,276
PartnerRe Ltd. (Bermuda)	3,020	243,080
Primerica, Inc.	2,300	69,023
ProAssurance Corp.	7,800	329,082
Reinsurance Group of America, Inc.	3,100	165,912
SeaBright Holdings, Inc.	92,386	1,022,713
Symetra Financial Corp.	25,600	332,288
Unum Group	22,500	468,450
XL Group PLC (Ireland)	2,100	52,626

		15,289,991

Internet & Catalog Retail
Amazon.com, Inc.*	4,060	1,019,628
Expedia, Inc.	17,400	1,069,230
HSN, Inc.	15,600	859,248
NutriSystem, Inc.	2,400	19,656
PetMed Express, Inc.	1,500	16,650
Shutterfly, Inc.*	6,700	200,129

		3,184,541

Internet Software & Services — 0.1%
Akamai Technologies, Inc.*	22,500	920,475
AOL, Inc.*	10,800	319,788
Bankrate, Inc.*	3,100	38,595
Blucora, Inc.*	9,100	142,961
Dice Holdings, Inc.*	23,100	212,058
Earthlink, Inc.	4,100	26,486
eBay, Inc.*	11,720	597,954

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services (continued)
Facebook, Inc. (Class A Stock)*	2,080	$55,390
Google, Inc. (Class A Stock)*	2,160	1,532,239
IAC/InterActiveCorp.	19,100	903,430
Kayak Software Corp.	44,344	1,761,344
LinkedIn Corp. (Class A Stock)*	2,300	264,086
NIC, Inc.	5,900	96,406
Peer 1 Network Enterprises, Inc. (Canada)*	16,792	64,656
Premier Alliance Group, Inc.*	31,549	23,977
Splunk, Inc.*	4,820	139,876
United Online, Inc.	17,100	95,589
VeriSign, Inc.*	7,600	295,032
Vocus, Inc.*	4,600	79,948
Zynga, Inc. (Class A Stock)*	137,260	325,306

		7,895,596

Investment Companies
Ares Capital Corp.	16,400	287,000
Home Loan Servicing Solutions Ltd. (Cayman Islands)	12,300	232,470
Main Street Capital Corp.	6,583	200,847

		720,317

IT Services — 0.1%
Accenture PLC (Ireland) (Class A Stock)	1,000	66,500
Broadridge Financial Solutions, Inc.	1,800	41,184
CoreLogic, Inc.*	34,600	931,432
DST Systems, Inc.	2,200	133,320
ExlService Holdings, Inc.*	3,900	103,350
Fidelity National Information Services, Inc.	3,600	125,316
Genpact Ltd. (Bermuda)	15,360	238,080
Global Payments, Inc.	5,800	262,740
Heartland Payment Systems, Inc.	3,900	115,050
Lender Processing Services, Inc.	31,900	785,378
MAXIMUS, Inc.	2,400	151,728
SAIC, Inc.	40,100	453,932
Syntel, Inc.	2,800	150,052
Unisys Corp.*	20,400	352,920
Visa, Inc. (Class A Stock)	2,790	422,908

		4,333,890

Leisure Equipment & Products
Arctic Cat, Inc.*	2,400	80,136
Polaris Industries, Inc.	10,500	883,575
Smith & Wesson Holding Corp.*	69,400	585,736

		1,549,447

Life Sciences Tools & Services
Bruker Corp.*	10,400	158,808
Cambrex Corp.*	6,600	75,108
Charles River Laboratories International, Inc.*	15,200	569,544
Complete Genomics, Inc.*	147,235	463,790
Life Technologies Corp.*	11,400	559,512
Mettler-Toledo International, Inc.*	3,330	643,689
Thermo Fisher Scientific, Inc.	2,400	153,072

		2,623,523

Machinery — 0.3%
AGCO Corp.*	11,000	540,320
American Railcar Industries, Inc.	2,900	92,017
Barnes Group, Inc.	6,000	134,760

SEE NOTES TO FINANCIAL STATEMENTS.

A6

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (continued)
Blount International, Inc.*	1,500	$23,730
Cascade Corp.	17,520	1,126,536
Columbus Mckinnon Corp.*	2,500	41,300
Commercial Vehicle Group, Inc.*	2,000	16,420
Crane Co.	1,400	64,792
Donaldson Co., Inc.	5,200	170,768
Harsco Corp.	7,000	164,500
Hyster-Yale Materials Handling, Inc.	4,600	224,480
IDEX Corp.	5,000	232,650
Ingersoll-Rand PLC (Ireland)	12,100	580,316
Intermec, Inc.*	125,768	1,240,072
John Bean Technologies Corp.	3,100	55,087
LB Foster Co. (Class A Stock)	1,200	52,128
Lincoln Electric Holdings, Inc.	9,400	457,592
Lindsay Corp.	2,500	200,300
Meritor, Inc.*	22,000	104,060
Middleby Corp.*	2,800	358,988
Mueller Industries, Inc.	6,000	300,180
Nordson Corp.	3,100	195,672
Oshkosh Corp.*	41,698	1,236,346
PACCAR, Inc.	51,850	2,344,139
Parker Hannifin Corp.	600	51,036
Pentair Ltd. (Switzerland)	18,365	902,640
Robbins & Myers, Inc.	36,023	2,141,567
Snap-on, Inc.	1,000	78,990
Spartech Corp.*	128,213	1,162,892
SPX Corp.	9,310	653,097
Sun Hydraulics Corp.	8,150	212,552
Tennant Co.	2,500	109,875
Timken Co.	22,000	1,052,260
Titan International, Inc.	25,500	553,860
Toro Co. (The)	12,400	532,952
Trimas Corp.*	1,100	30,756
Trinity Industries, Inc.	8,500	304,470
Valmont Industries, Inc.	4,100	559,855
Wabtec Corp.	8,000	700,320

		19,004,275

Manufacturing
Cereplast, Inc.*	26,556	598
Gerber Scientific Escrow Shares*	101,412	—

		598

Marine — 0.1%
Kirby Corp.*(a)	78,705	4,871,052
Matson, Inc.	8,300	205,176

		5,076,228

Media — 0.4%
Arbitron, Inc.	22,310	1,041,431
Astral Media, Inc. (Canada) (Class A Stock)	39,380	1,830,238
Belo Corp. (Class A Stock)	17,800	136,526
Carmike Cinemas, Inc.*	4,700	70,500
CBS Corp. (Class B Stock)	72,060	2,741,883
Charter Communications, Inc. (Class A Stock)*	49,785	3,795,608
Cinemark Holdings, Inc.	8,900	231,222
Comcast Corp. (Class A Stock)	15,910	594,716
DIRECTV*	3,200	160,512
DISH Network Corp. (Class A Stock)	15,500	564,200

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Global Sources Ltd. (Bermuda)*	15,700	$101,736
Journal Communications, Inc. (Class A Stock)*	2,700	14,607
Kabel Deutschland Holding AG (Germany)	31,720	2,387,438
Liberty Global, Inc. (Class C Stock)*	76,786	4,511,178
Morningstar, Inc.	1,000	62,830
Time Warner Cable, Inc.	59,271	5,760,548
Time Warner, Inc.	90,820	4,343,921
Wiley, (John) & Sons, Inc. (Class A Stock)	700	27,251

		28,376,345

Metals & Mining — 0.2%
Alcoa, Inc.	200,620	1,741,382
Andina Minerals, Inc. (Canada)*	127,283	101,089
Aurcana Corp. (Canada)*(g)	135,460	126,649
Century Aluminum Co.*	9,200	80,592
CGA Mining Ltd. (Australia)*	405,723	1,072,737
Coeur d’Alene Mines Corp.*	38,500	947,100
Commercial Metals Co.	28,900	429,454
Energy Fuels, Inc. (Canada)*	80,000	14,075
Freeport-McMoRan Copper & Gold, Inc.	11,470	392,274
Inmet Mining Corp. (Canada)	24,129	1,795,302
Lion One Metals Ltd. (Canada)*(g)	83,340	65,352
Metals USA Holdings Corp.	8,100	141,669
Mines Management, Inc.*	1,481	1,525
Noranda Aluminum Holding Corp.	15,900	97,149
Orko Silver Corp. (Canada)*	237,772	561,741
Queenston Mining, Inc. (Canada)*	21,976	107,814
Reliance Steel & Aluminum Co.	11,100	689,310
Southern Arc Minerals, Inc. (Canada)*(g)	24,506	6,282
Southern Copper Corp.	7,800	295,308
Steel Dynamics, Inc.	40,100	550,573
Talison Lithium Ltd. (Australia)*	226,348	1,663,420
Vista Gold Corp. (Canada)*	12,366	33,388
Walter Energy, Inc.	12,600	452,088
Worthington Industries, Inc.	19,000	493,810

		11,860,083

Multiline Retail
Big Lots, Inc.*	6,600	187,836
Dillard’s, Inc. (Class A Stock)	11,300	946,601
Dollar General Corp.*	2,100	92,589
Dollar Tree, Inc.*	17,000	689,520

		1,916,546

Multi-Utilities — 0.4%
Alliant Energy Corp.	13,400	588,394
Ameren Corp.	25,200	774,144
Avista Corp.	2,100	50,631
CenterPoint Energy, Inc.	207,877	4,001,632
Dominion Resources, Inc.	64,888	3,361,198
E.ON SE (Germany)	109,210	2,048,357
Hera SpA (Italy)	984,426	1,598,008
National Grid PLC (United Kingdom), ADR	119,505	6,864,367
NiSource, Inc.	203,788	5,072,283
PG&E Corp.	18,330	736,499
Public Service Enterprise Group, Inc.	5,600	171,360
Sempra Energy	14,540	1,031,468
Vectren Corp.	2,900	85,260

		26,383,601

SEE NOTES TO FINANCIAL STATEMENTS.

A7

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Office Electronics
Xerox Corp.	22,800	$155,496

Oil, Gas & Consumable Fuels — 1.6%
Alon USA Energy, Inc.	18,700	338,283
AltaGas Ltd. (Canada)	172,030	5,805,818
Anadarko Petroleum Corp.	4,450	330,679
Apache Corp.	7,000	549,500
Berry Petroleum Co. (Class A Stock)	14,800	496,540
C&C Energia Ltd. (Canada)*	42,245	403,466
Cabot Oil & Gas Corp.	18,800	935,112
Celtic Exploration Ltd. (Canada)*	80,042	2,115,516
Cheniere Energy, Inc.*(a)	802,573	15,072,321
Chevron Corp.	7,500	811,050
ConocoPhillips	11,300	655,287
Continental Resources, Inc.*	6,900	507,081
CVR Energy, Inc.*	480	23,419
Delek US Holdings, Inc.	14,800	374,736
Enbridge, Inc. (Canada)(a)	205,691	8,910,534
Energy Transfer Equity LP	70,795	3,219,757
EOG Resources, Inc.	9,370	1,131,802
EPL Oil & Gas, Inc.*	8,800	198,440
EQT Corp.	5,200	306,696
EQT Midstream Partners LP	151,363	4,714,958
Gulf United Energy, Inc.*(g)	196,239	1,531
Gulfport Energy Corp.*	6,000	229,320
Hess Corp.	17,000	900,320
Hollyfrontier Corp.	19,400	903,070
Kinder Morgan, Inc.	209,370	7,397,042
Marathon Oil Corp.	9,000	275,940
Marathon Petroleum Corp.	17,220	1,084,860
MarkWest Energy Partners LP	48,252	2,461,335
McMoRan Exploration Co.*	33,964	545,122
MPLX LP(a)	247,610	7,722,956
Murphy Oil Corp.	11,400	678,870
Newfield Exploration Co.*	20,100	538,278
Nexen, Inc. (Canada)	84,845	2,285,724
Occidental Petroleum Corp.	20,380	1,561,312
Peabody Energy Corp.	2,810	74,774
Petrobank Energy & Resources Ltd. (Canada)*	87,448	1,090,133
Phillips 66	74,591	3,960,782
Plains Exploration & Production Co.*	37,371	1,754,195
Rock-Tenn Co. (Class A Stock)	3,600	251,676
Rose Rock Midstream LP	56,334	1,772,831
Royal Dutch Shell PLC (United Kingdom), ADR	24,868	1,714,649
Swift Energy Co.*	22,500	346,275
Targa Resources Corp.	227,595	12,026,120
Tesoro Corp.	27,700	1,220,185
TransCanada Corp. (Canada)	102,271	4,834,405
Vaalco Energy, Inc.*	26,400	228,360
Valero Energy Corp.	32,540	1,110,265
W&T Offshore, Inc.	1,300	20,839
Western Gas Equity Partners LP	111,669	3,344,487
Western Refining, Inc.	12,900	363,651
Williams Cos., Inc. (The)	346,321	11,338,549

		118,938,851

Paper & Forest Products
Buckeye Technologies, Inc.	5,000	143,550
Domtar Corp.	4,400	367,488

COMMON STOCKS (continued)	Shares	Value (Note 2)

Paper & Forest Products (continued)
Schweitzer-Mauduit International, Inc.	8,200	$320,046

		831,084

Personal Products
Herbalife Ltd. (Cayman Islands)	8,100	266,814
LML Payment Systems, Inc. (Canada)*	116,224	399,811
Medifast, Inc.*	3,200	84,448
Prestige Brands Holdings, Inc.*	3,600	72,108
USANA Health Sciences, Inc.*	3,100	102,083

		925,264

Pharmaceuticals — 0.1%
Abbott Laboratories	56,688	3,713,064
Access Pharmaceuticals, Inc.*	24,512	5,883
AcelRx Pharmaceuticals, Inc.*	1,906	8,158
Allergan, Inc.	4,430	406,364
Cytori Therapeutics, Inc.*	11,979	33,781
Derma Sciences, Inc.*	1,640	18,220
Endo Health Solutions, Inc.*	32,200	845,894
Impax Laboratories, Inc.*	4,600	94,254
Mediq NV (Netherlands)	42,588	722,573
Merck & Co., Inc.	53,610	2,194,793
Mylan, Inc.*	5,750	158,010
NeuroBioPharm, Inc. Unit (Canada)*	361	1
Progenics Pharmaceuticals, Inc.*	5,932	17,677
Provectus Pharmaceuticals, Inc.*	79,879	44,732
Repros Therapeutics, Inc.*	2,895	45,596
Santarus, Inc.*	8,300	91,134
Sarepta Therapeutics, Inc.*	391	10,088
SciClone Pharmaceuticals, Inc.*	5,300	22,843
Warner Chilcott PLC (Ireland) (Class A Stock)	54,500	656,180
Watson Pharmaceuticals, Inc.*	5,500	473,000
YM Biosciences, Inc. (Canada)*	429,997	1,234,091

		10,796,336

Professional Services
Equifax, Inc.	12,000	649,440
Exponent, Inc.*	1,000	55,830
ICF International, Inc.*	4,000	93,760
Insperity, Inc.	2,100	68,376
Kelly Services, Inc. (Class A Stock)	3,700	58,238
Kforce, Inc.	3,700	53,021
Korn/Ferry International*	3,300	52,338
Navigant Consulting, Inc.*	9,200	102,672
Resources Connection, Inc.	5,700	68,058

		1,201,733

Real Estate Investment Trusts — 0.3%
AG Mortgage Investment Trust, Inc.	6,900	162,012
Agree Realty Corp.	1,600	42,864
Alexandria Real Estate Equities, Inc.	6,260	433,943
American Campus Communities, Inc.	24,270	1,119,575
American Capital Agency Corp.	23,600	682,984
American Tower Corp.	5,800	448,166
Apartment Investment & Management Co. (Class A Stock)	20,500	554,730
Ashford Hospitality Trust, Inc.	24,300	255,393
AvalonBay Communities, Inc.	6,210	842,014
Boston Properties, Inc.	7,330	775,587
Camden Property Trust	3,500	238,735

SEE NOTES TO FINANCIAL STATEMENTS.

A8

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Campus Crest Communities, Inc.	3,400	$41,684
Chatham Lodging Trust	9,900	152,262
Chimera Investment Corp.	22,200	57,942
Colony Financial, Inc.	1,255	24,473
CommonWealth REIT	27,025	428,076
Corporate Office Properties Trust	9,200	229,816
CreXus Investment Corp.	13,894	170,202
DiamondRock Hospitality Co.	45,800	412,200
Digital Realty Trust, Inc.	7,900	536,331
Equity Residential	4,600	260,682
Extra Space Storage, Inc.	8,100	294,759
Franklin Street Properties Corp.	10,400	128,024
General Growth Properties, Inc.	43,739	868,219
Goodman Group (Australia)	599,954	2,733,731
Goodman Group, 144A	112,360	511,976
HCP, Inc.	9,860	445,475
Highwoods Properties, Inc.	12,700	424,815
Hospitality Properties Trust	29,300	686,206
Inland Real Estate Corp.	34,100	285,758
Invesco Mortgage Capital, Inc.	3,900	76,869
Investors Real Estate Trust	9,500	82,935
Kimco Realty Corp.	21,680	418,858
LaSalle Hotel Properties	20,354	516,788
Liberty Property Trust	36,050	1,289,509
Macerich Co. (The)	3,840	223,872
Mid-America Apartment Communities, Inc.	1,500	97,125
National Retail Properties, Inc.	9,020	281,424
NorthStar Realty Finance Corp.	28,377	199,774
Parkway Properties, Inc.	953	13,332
Piedmont Office Realty Trust, Inc. (Class A Stock)	32,600	588,430
Post Properties, Inc.	13,940	696,303
Public Storage	6,060	878,458
RAIT Financial Trust	13,500	76,275
Resource Capital Corp.	38,300	214,480
RLJ Lodging Trust	15,000	290,550
Rouse Properties, Inc.	1,363	23,062
Saul Centers, Inc.	1,600	68,464
Select Income REIT	2,439	60,414
Simon Property Group, Inc.	7,750	1,225,197
Summit Hotel Properties, Inc.	5,600	53,200
Sunstone Hotel Investors, Inc.*	16,400	175,644
Urstadt Biddle Properties, Inc. (Class A Stock)	3,600	70,848
Ventas, Inc.	5,790	374,729
Vornado Realty Trust	1,500	120,120
Western Asset Mortgage Capital Corp.	7,600	150,252
Winthrop Realty Trust	23,900	264,095

		22,779,641

Real Estate Management & Development
CBRE Group, Inc. (Class A Stock)*	18,400	366,160
Forestar Group, Inc.*	4,900	84,917
Jones Lang LaSalle, Inc.	10,400	872,976
Soho China Ltd. (Cayman Islands)	1,295,338	1,053,292

		2,377,345

Retail & Merchandising — 0.1%
AutoZone, Inc.*	1,930	684,050
Brick Ltd. (The) (Canada)	98,204	529,178

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (continued)
Conn’s, Inc.*	4,317	$132,446
Home Depot, Inc. (The)	11,220	693,957
Lowe’s Cos., Inc.	12,000	426,240
Lululemon Athletica, Inc.*	4,450	339,224
Teavana Holdings, Inc.*	101,820	1,578,210

		4,383,305

Road & Rail — 0.4%
Amerco, Inc.	3,500	443,835
Asciano Ltd. (Australia)	471,591	2,307,029
Canadian Pacific Railway Ltd. (Canada)	36,680	3,720,732
Celadon Group, Inc.	2,700	48,789
Con-Way, Inc.	10,100	280,982
CSX Corp.	106,390	2,099,075
East Japan Railway Co. (Japan)	63,300	4,093,240
Genesee & Wyoming, Inc. (Class A Stock)*	62,155	4,728,752
J.B. Hunt Transport Services, Inc.	48,126	2,873,604
Landstar System, Inc.	4,500	236,070
Localiza Rent A Car SA (Brazil)	174,238	3,191,172
Norfolk Southern Corp.	6,630	409,999
Swift Transportation Co.*	17,100	155,952
Union Pacific Corp.	59,844	7,523,588

		32,112,819

Semiconductors & Semiconductor Equipment — 0.2%
Altera Corp.	17,930	617,509
ASML Holding NV (Netherlands)	5,182	333,773
Avago Technologies Ltd. (Singapore)	6,460	204,524
Broadcom Corp. (Class A Stock)	28,320	940,507
Entegris, Inc.*	20,300	186,354
Entropic Communications, Inc.*	6,200	32,798
Freescale Semiconductor Ltd. (Bermuda)*	35,060	386,011
Inphi Corp.*	8,100	77,598
Intel Corp.	16,300	336,269
IXYS Corp.	2,800	25,592
KLA-Tencor Corp.	7,750	370,140
Kulicke & Soffa Industries, Inc.*	27,600	330,924
Lam Research Corp.*	32,153	1,161,688
LSI Corp.*	206,570	1,462,516
Marvell Technology Group Ltd. (Bermuda)	48,140	349,496
Maxim Integrated Products, Inc.	11,090	326,046
Micrel, Inc.	7,500	71,250
MIPS Technologies, Inc.*	179,234	1,401,610
NVIDIA Corp.	65,500	804,995
ON Semiconductor Corp.*	22,600	159,330
PLX Technology, Inc.*	203,910	740,193
PMC — Sierra, Inc.*	13,800	71,898
Silicon Image, Inc.*	21,100	104,656
Silicon Laboratories, Inc.*	7,800	326,118
Spansion, Inc. (Class A Stock)*	6,800	94,588
SunPower Corp.*	5,200	29,224
Volterra Semiconductor Corp.*	7,900	135,643
Xilinx, Inc.	15,060	540,654

		11,621,904

Software — 0.2%
Activision Blizzard, Inc.	30,100	319,662
Actuate Corp.*	8,100	45,360
Adobe Systems, Inc.*	11,410	429,929
AVG Technologies NV (Netherlands)	10,500	166,215

SEE NOTES TO FINANCIAL STATEMENTS.

A9

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
BMC Software, Inc.*	19,500	$773,370
CA, Inc.	20,200	443,996
Cerner Corp.*	3,740	290,374
Citrix Systems, Inc.*	9,280	610,160
CommVault Systems, Inc.*	14,400	1,003,824
Compuware Corp.*	77,193	839,088
Ellie Mae, Inc.*	5,600	155,400
FactSet Research Systems, Inc.	3,900	343,434
Fair Isaac Corp.	4,700	197,541
Intuit, Inc.	8,100	481,950
Magic Software Enterprises Ltd. (Israel)	1,786	8,394
Manhattan Associates, Inc.*	900	54,306
MICROS Systems, Inc.*	5,090	216,020
Microsoft Corp.	25,060	669,854
Oracle Corp.	36,770	1,225,176
Parametric Technology Corp.*	22,400	504,224
Retalix Ltd. (Israel)*	26,282	782,152
Rovi Corp.*	9,000	138,870
SinoHub, Inc.*	16,237	162
SolarWinds, Inc.*	16,800	881,160
SS&C Technologies Holdings, Inc.*	2,900	67,048
Symantec Corp.*	16,400	308,484
Synopsys, Inc.*	3,800	120,992
Telenav, Inc.*	4,300	34,314
Verint Systems, Inc.*	3,300	96,888
VMware, Inc. (Class A Stock)*	6,000	564,840

		11,773,187

Specialty Retail — 0.1%
ANN, Inc.*	9,600	324,864
Ascena Retail Group, Inc.*	10,200	188,598
Best Buy Co., Inc.	28,600	338,910
Body Central Corp.*	14,100	140,436
Cato Corp. (The) (Class A Stock)	3,000	82,290
Express, Inc.*	57,600	869,184
Finish Line, Inc. (The) (Class A Stock)	26,100	494,073
Foot Locker, Inc.	7,400	237,688
Gap, Inc. (The)	19,500	605,280
Genesco, Inc.*	7,200	396,000
L&L Acquisition Corp. Escrow Shares*	35,000	—
PetSmart, Inc.	11,900	813,246
Pier 1 Imports, Inc.	6,800	136,000
Rona, Inc. (Canada)	20,738	222,453
Ross Stores, Inc.	24,280	1,314,762
Select Comfort Corp.*	21,100	552,187
Shoe Carnival, Inc.	2,050	42,005
Target Corp.	8,000	473,360
TJX Cos., Inc. (The)	18,670	792,541
Urban Outfitters, Inc.*	18,500	728,160
Vitamin Shoppe, Inc.*	2,400	137,664
Williams-Sonoma, Inc.	3,300	144,441

		9,034,142

Telecommunications — 0.1%
Clearwire Corp. (Class A Stock)*	234,283	677,078
Comverse Technology, Inc.*	200,532	770,043
Comverse, Inc.*	24,360	694,991
Orckit Communications Ltd. (Israel)*	1,659	247
Sprint Nextel Corp.*	68,100	386,127
Telestone Technologies Corp.*	12,647	16,568

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (continued)
TELUS Corp. (Canada)	15,795	$1,027,064

		3,572,118

Textiles, Apparel & Luxury Goods — 0.1%
Carter’s, Inc.*	16,100	895,965
Coach, Inc.	18,880	1,048,029
Crocs, Inc.*	45,100	648,989
Heelys, Inc.*	2,433	5,426
Maidenform Brands, Inc.*	2,400	46,776
Movado Group, Inc.	8,100	248,508
NIKE, Inc. (Class B Stock)	3,600	185,760
True Religion Apparel, Inc.	7,400	188,108
VF Corp.	1,820	274,765
Warnaco Group, Inc. (The)*	51,142	3,660,233

		7,202,559

Thrifts & Mortgage Finance — 0.1%
EverBank Financial Corp.	1,500	22,365
First Defiance Financial Corp.	2,000	38,380
Hudson City Bancorp, Inc.	614,517	4,996,023
OceanFirst Financial Corp.	1,300	17,875
Roma Financial Corp.	92	1,391
Washington Federal, Inc.	3,900	65,793

		5,141,827

Tobacco
Philip Morris International, Inc.	2,800	234,192

Trading Companies & Distributors — 0.1%
Applied Industrial Technologies, Inc.	8,000	336,080
DXP Enterprises, Inc.*	12,500	613,375
Kaman Corp.	9,200	338,560
Lawson Products, Inc.	600	5,940
Mills Estruturas e Servicos de Engenharia SA (Brazil)	320,183	5,316,836
MRC Global, Inc.*	2,100	58,338
MSC Industrial Direct Co., Inc. (Class A Stock)	600	45,228

		6,714,357

Transportation Infrastructure — 0.9%
Abertis Infraestructuras SA (Spain)	321,461	5,309,399
Atlantia SpA (Italy)	206,800	3,755,220
Auckland International Airport Ltd. (New Zealand)	1,855,407	4,106,850
Beijing Capital International Airport Co. Ltd. (China) (Class H Stock)	6,693,267	4,858,454
CCR SA (Brazil)	818,234	7,772,724
COSCO Pacific Ltd. (Bermuda)	1,152,780	1,671,488
EcoRodovias Infraestructura e Logistica SA (Brazil)	242,455	2,048,582
EcoRodovias Infraestructura e Logistica SA (Brazil), 144A	91,839	775,978
Flughafen Zuerich AG (Switzerland)	7,765	3,595,480
Groupe Eurotunnel SA (France)	547,920	4,257,763
Grupo Aeroportuario del Sureste SAB de CV (Mexico), ADR(a)	54,884	6,256,776
Jiangsu Expressway Co. Ltd. (China) (Class H Stock)	3,090,355	3,217,558
Koninklijke Vopak NV (Netherlands)	73,942	5,226,812

SEE NOTES TO FINANCIAL STATEMENTS.

A10

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation Infrastructure (continued)
Santos Brasil Participacoes SA (Brazil), UTS	200,401	$2,857,978
Societa Iniziative Autostradali e Servizi SpA (Italy)	246,901	2,313,635
TNT Express NV (Netherlands)	166,364	1,851,173
Transurban Group (Australia)	1,023,728	6,507,455
Westshore Terminals Investment Corp. (Canada)	86,090	2,384,417

		68,767,742

Water Utilities — 0.1%
American States Water Co.	2,600	124,748
American Water Works Co., Inc.	118,745	4,409,002
Connecticut Water Service, Inc.	882	26,266

		4,560,016

Wireless Telecommunication Services — 0.2%
Crown Castle International Corp.*	68,309	4,929,178
MetroPCS Communications, Inc.*	72,700	722,638
SBA Communications Corp. (Class A Stock)*(a)	102,790	7,300,146
Tower Bersama Infrastructure Tbk PT (Indonesia)*	799,470	473,239
Tower Bersama Infrastructure Tbk PT, 144A*	1,964,162	1,162,668
United States Cellular Corp.*	3,500	123,340

		14,711,209

TOTAL COMMON STOCKS (cost $673,079,642)		750,557,294

EXCHANGE TRADED FUNDS — 2.8%
iShares Barclays Intermediate Credit Bond Fund	69,800	7,768,042
iShares Dow Jones US Real Estate Index Fund(a)	652,000	42,197,440
iShares iBoxx $ High Yield Corporate Bond Fund(a)	197,400	18,427,290
iShares JPMorgan USD Emerging Markets Bond Fund(a)	107,100	13,151,880
iShares MSCI EAFE Index Fund	270,000	15,341,400
iShares S&P Global 100 Index Fund(a)	228,921	14,641,787
SPDR Barclays Capital High Yield Bond(a)	430,168	17,507,838
SPDR Dow Jones REIT(a)	258,000	18,826,260
Vanguard MSCI Emerging Markets	1,396,000	62,163,880

TOTAL EXCHANGE TRADED FUNDS (cost $191,841,030)		210,025,817

PREFERRED STOCKS — 0.1%
Commercial Banks
Alpine Banks of Colorado, 5.000%	344	282,924
Wintrust Financial Corp., CVT, 7.500%	15,500	844,750

		1,127,674

Commercial Services & Supplies
China Dredging Group Co. Ltd.*(g)	100,000	500,000

Consumer Finance
SLM Corp., 5.629%(c)	900	21,159

Diversified Financial Services
Jack Cooper Holdings Corp., Series B, 5.000%(g)	225	25,313

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities — 0.1%
Genie Energy Ltd., 7.500%	24,057	$169,602
NextEra Energy, Inc., CVT, 5.599%	7,725	386,057
PPL Corp., CVT, 8.750%	5,300	284,769
PPL Corp., CVT, 9.500%	19,000	993,890

		1,834,318

Farming & Agriculture
Universal Corp., CVT, 6.750%	575	638,250

Financial–Bank & Trust
Ally Financial, Inc., 7.000%	175	171,888

Home Builders
Beazer Homes USA, Inc., 7.500%	5,125	146,063

Household Durables
Sealy Corp., CVT, PIK, 8.000%	15,531	1,145,411

Insurance
Hartford Financial Services Group, Inc. (The), 7.250%	2,200	45,430
MetLife, Inc., 5.000%	5,775	256,814

		302,244

Media
Nielsen Holdings NV (Netherlands), CVT, 6.250%	700	39,484

Metals & Mining
Thompson Creek Metals Co., Inc. (Canada), CVT, 6.500%	18,175	389,309

Oil, Gas & Consumable Fuels
Energy XXI Bermuda Ltd. (Bermuda), CVT, 5.625%	1,750	611,953
Superior Well Services, Inc., Series A, CVT, 4.000%	154	143,220
Whiting Petroleum Corp., CVT, 6.250%	75	15,147

		770,320

Paper & Forest Products
China Wood, Inc., CVT, 8.000%(g)	20,500	49,598

Road & Rail
Genesee & Wyoming, Inc., 5.000%	1,675	186,612

Software
Authentidate Holding Corp., CVT, 15.000%*(g)	21,700	32,637

TOTAL PREFERRED STOCKS (cost $7,401,464)		7,380,280

	Units
RIGHTS*
Biotechnology
Clinical Data, Inc.	33,609	—

Healthcare Equipment & Supplies
AMA Contingent	27,759	3

TOTAL RIGHTS (cost $0)		3

SEE NOTES TO FINANCIAL STATEMENTS.

A11

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

UNAFFILIATED MUTUAL FUNDS — 1.9%	Shares	Value (Note 2)

Adams Express Co. (Retail Shares)	6,691	$70,858
Advent Claymore Convertible Securities & Income Fund II	78,956	511,635
Advent Claymore Convertible Securities and Income Fund	6,435	103,732
Advent Claymore Enhanced Growth & Income Fund	16,554	150,641
AQR Multi Strategy Alternative Fund (Institutional Class Shares)	1,255,262	12,427,096
Arbitrage Fund (The) (Retail Shares)	413,716	5,283,158
ASA Gold and Precious Metals Ltd. (Retail Shares)	23,679	509,809
ASG Diversifying Strategies Fund (Class Y Shares)*	428,778	3,880,437
BlackRock Credit Allocation Income Trust IV	1,995	27,391
BlackRock Energy and Resources Trust	468	11,021
BlackRock Enhanced Capital and Income Fund, Inc.	36,057	447,828
BlackRock Enhanced Equity Dividend Trust	202,664	1,455,128
BlackRock Global Opportunities Equity Trust	102,631	1,354,729
Blackrock International Growth and Income Trust	182,387	1,340,544
BlackRock Real Asset Equity Trust	1,672	17,155
BlackRock Resources & Commodities Strategy Trust	49,097	628,442
Calamos Convertible and High Income Fund	7,445	90,457
Calamos Market Neutral Income Fund (Institutional Class Shares)	268,913	3,366,790
Central Securities Corp. (Retail Shares)	7,889	157,622
Clough Global Equity Fund	32,350	420,550
Cohen & Steers Global Income Builder, Inc.	2,607	26,904
Cutwater Select Income Fund	66	1,297
Diamond Hill Long-Short Fund (Institutional Class Shares)	289,616	5,314,448
Eaton Vance Enhanced Equity Income Fund	124,469	1,326,840
Eaton Vance Enhanced Equity Income Fund II	126,222	1,317,758
Eaton Vance Global Macro Absolute Return Fund (Institutional Class Shares)	2,211,638	21,740,403
Eaton Vance Risk-Managed Diversified Equity Income Fund	121,491	1,267,151
Eaton Vance Tax Managed Global Buy Write-Opportunities Fund	126,342	1,350,596
Eaton Vance Tax-Advantaged Dividend Income Fund	44,784	738,936
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	39,129	786,102
Eaton Vance Tax-Managed Buy-Write Income Fund	50,726	711,686
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	82,452	1,030,650
Eaton Vance Tax-Managed Diversified Equity Income Fund	145,352	1,361,948
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	163,817	1,443,228
First Opportunity Fund, Inc. (Retail Shares)*	11,264	86,620
First Trust Aberdeen Emerging Opportunity Fund	2,146	47,319
First Trust Enhanced Equity Income Fund	18,872	223,444

UNAFFILIATED MUTUAL FUNDS (continued)	Shares	Value (Note 2)

Forum Funds - Absolute Strategies Fund (Institutional Class Shares)*	859,797	$9,526,552
Forward Long/Short Credit Analysis Fund (Institutional Class Shares)	1,090,052	9,679,664
Gabelli ABC Fund (Advisor Class Shares)	676,168	6,687,303
Gabelli Dividend & Income Trust	10,158	164,356
General American Investors Co., Inc. (Retail Shares)	5,262	146,389
Highbridge Statistical Market Neutral Fund (Institutional Class Shares)*	692,500	10,422,126
Hussman Strategic Growth Fund	842,011	9,017,939
ING Global Advantage and Premium Opportunity Fund	3,980	45,173
ING Global Equity Dividend & Premium Opportunity Fund	36,874	319,698
ING Infrastructure Industrials and Materials Fund	360	5,900
ING Risk Managed Natural Resources Fund	2,546	26,326
John Hancock Hedged Equity & Income Fund	22,446	342,526
John Hancock Tax-Advantaged Dividend Income Fund	728	13,133
Lazard Global Total Return and Income Fund, Inc.	9,459	142,736
Madison/Claymore Covered Call & Equity Strategy Fund	36,716	279,776
Merger Fund (The)	292,599	4,628,913
Montgomery Street Income Securities, Inc .	5,797	97,969
Morgan Stanley Emerging Markets Fund, Inc. (Retail Shares)	12,767	197,889
Morgan Stanley Income Securities, Inc.	15,616	287,959
NFJ Dividend Interest & Premium Strategy Fund	13,136	204,922
Nuveen Core Equity Alpha Fund	761	10,159
Nuveen Equity Premium Advantage Fund	49,062	583,838
Nuveen Equity Premium and Growth Fund	23,565	304,695
Nuveen Equity Premium Income Fund	49,923	590,589
Nuveen Equity Premium Opportunity Fund	37,792	456,149
Nuveen Global Value Opportunities Fund	815	12,152
Nuveen Quality Preferred Income Fund III	637	5,663
Nuveen Tax-Advantaged Total Return Strategy Fund	9,678	101,716
Petroleum & Resources Corp. (Retail Shares)	30,275	724,178
Pyxis Long/Short Equity Fund (Class Z Shares)	485,128	5,423,736
Royce Focus Trust, Inc.	37,602	248,173
Royce Value Trust, Inc.	925	12,414
Source Capital, Inc. (Retail Shares)	2,100	109,662
Templeton Emerging Markets Fund	1,083	21,660
Touchstone Merger Arbitrage Fund (Institutional Class Shares)	601,517	6,418,182
Tri-Continental Corp.	6,494	103,904
Turner Spectrum Fund*	286,282	3,117,611
Wells Fargo Advantage Global Dividend Opportunity Fund	834	6,313
Western Asset Income Fund	2,995	44,386
Zweig Fund, Inc.	3,946	48,102

TOTAL UNAFFILIATED MUTUAL FUNDS (cost $143,196,628)		141,610,884

SEE NOTES TO FINANCIAL STATEMENTS.

A12

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

WARRANTS*	Units	Value (Note 2)

Automobile Manufacturers
Kandi Technologies Corp. (China), expiring 12/23/13(g)	18,044	$5,323

Biotechnology
CytRx Corp., expiring 07/27/16	280,000	—
Galena Biopharma, Inc., expiring 12/21/17	54,000	11,880
Opexa Therapeutics, Inc., expiring 02/11/16(g)	4,848	48
Rexahn Pharmaceuticals, Inc. (Israel),expiring 12/04/17	148,500	14,850
Rosetta Genomics Ltd. (Israel), Series A,expiring 11/30/15(g)	21,875	109
Rosetta Genomics Ltd. (Israel), Series C,expiring 02/23/16(g)	49,012	490
RXi Pharmaceuticals Corp., Series A,expiring 03/04/16(g)	14,600	7,884

		35,261

Commercial Banks
Wintrust Financial Corp., expiring 12/19/18	41,843	709,448

Communications Equipment
Spherix, Inc., expiring 01/24/16(g)	20,425	—

Conglomerates
Nautilus Marine Acquisition Corp. (Australia),expiring 07/15/16	96,000	26,400
Net Element International, Inc., expiring 10/07/15	28,804	4,177
RLJ Entertainment, Inc., expiring 10/03/17	78,854	17,348
Trio Merger Corp., expiring 06/19/16	57,000	22,800

		70,725

Containers & Packaging
CryoPort, Inc., expiring 08/10/15(g)	71,428	3,929
CryoPort, Inc., expiring 02/15/16(g)	113,002	7,345

		11,274

Diversified Financial Services
BGS Acquisition Corp., expiring 05/21/17	71,910	13,663
Blue Wolf Mongolia Holdings Corp., expiring 07/20/16	65,000	19,143
China Growth Equity Investment Ltd.,expiring 02/26/13	55,000	17,050
Global Cornerstone Holdings Ltd., expiring 04/28/16	80,000	16,000
Infinity Cross Border Acquisition Corp.,expiring 07/25/16	26,400	15,576
Jack Cooper Holdings Corp., expiring 12/15/17(g)	200	25,000
Jack Cooper Holdings Corp., expiring 05/06/18	50	6,250

		112,682

Energy–Alternate Sources
Plug Power, Inc., expiring 05/03/16(g)	12,375	557
Syntroleum Corp., expiring 07/05/16(g)	31,646	1,424

		1,981

Food Products
HQ Sustainable Maritime Industries, Inc.,expiring 08/10/15(g)	20,761	—

WARRANTS* (continued)	Units	Value (Note 2)

Healthcare Equipment & Supplies
Adventrx Pharmaceuticals, Inc., expiring 11/11/16	11,250	$2,306
InspireMD, Inc., expiring 03/31/16(g)	5,888	412

		2,718

Healthcare Providers & Services
Neostem, Inc., expiring 07/22/16	30,000	—

Holding Companies–Diversified
Andina Acquisition Corp., expiring 05/10/15	44,550	6,683
Azteca Acquisition Corp., expiring 04/06/18	100,000	22,500
Empeiria Acquisition Corp., expiring 12/15/17	85,000	34,000
Global Eagle Acquisition Corp., expiring 05/13/16	175,000	122,500
Italy1 Investment SA (Luxembourg), expiring 01/27/16	60,858	28,919
Lone Oak Acquisition Corp. (Cayman Islands), expiring 03/24/16	28,070	5,333
Prime Acquisition Corp., expiring 03/30/16	51,855	11,667
ROI Acquisition Corp., expiring 02/28/17	81,000	33,858
SCG Financial Acquistion Corp., expiring 04/18/16	79,900	19,975
Selway Capital Acquisition Corp., expiring 11/07/16	44,978	31,485

		316,920

Insurance
Lincoln National Corp., expiring 07/10/19	7,496	129,081

Investment Companies
European CleanTech SE (Luxembourg),expiring 10/01/15	57,500	8,349

Manufacturing
Cereplast, Inc., expiring 02/01/16(g)	6,639	—

Metals & Mining
Aurcana Corp. (Canada), expiring 12/08/13(g)	67,730	19,065
Calvista Gold Corp. (Canada), expiring 05/19/13	11,250	—
China Shen Zhou Mining & Resources, Inc.,expiring 01/21/14(g)	7,012	105
Energy Fuels, Inc. (Canada), expiring 03/31/15(g)	40,000	402
Golden Minerals Co., expiring 09/19/17	7,826	11,426

		30,998

Oil, Gas & Consumable Fuels
Camac Energy, expiring 12/27/15(g)	9,808	441
Green Field Energy Services, Inc., expiring 11/15/21	200	6,200
Harvest Natural Resources, Inc., expiring 10/11/15	5,813	13,893
Pacific Ethanol, Inc., expiring 01/03/14	10,000	550
Pacific Ethanol, Inc., expiring 07/03/17	20,000	2,400

		23,484

Paper & Forest Products
China Wood, Inc., expiring 09/30/15(g)	10,250	3,639

SEE NOTES TO FINANCIAL STATEMENTS.

A13

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

WARRANTS* (continued)	Units	Value (Note 2)

Pharmaceuticals
Access Pharmaceuticals, Inc., expiring 12/15/15(g)	7,353	$—
Bionovo, Inc., expiring 02/02/16(g)	4,050	—
IntelliPharmaCeutics International, Inc., Series A, expiring 01/26/16(g)	20,625	12,581
IntelliPharmaCeutics International, Inc., Series B, expiring 01/26/13(g)	20,625	1,856
MannKind Corp., expiring 10/29/13	45,000	14,850
Pluristem Therapeutics, Inc. (Israel), expiring 07/26/16(g)	17,820	13,098
Pluristem Therapeutics, Inc., expiring 09/19/17	6,750	2,160
Provectus Pharmaceuticals, Inc., Series A,expiring 01/19/16(g)	93,424	2,336
Provectus Pharmaceuticals, Inc., Series C,expiring 01/19/16(g)	65,397	1,635
Synergy Pharmaceuticals, expiring 10/19/16	9,000	15,165
Zogenix, Inc., expiring 07/27/17	3,600	1,062

		64,743

Retail & Merchandising
Tile Shop Holdings, Inc., expiring 08/21/17	36,556	199,961

Software
Authentidate Holding Corp., expiring 04/12/15(g)	108,500	15,733
Authentidate Holding Corp., expiring 04/11/17	28,644	5,872
Magic Software Enterprises Ltd., expiring 12/23/13(g)	14,136	4,099
SinoHub, Inc., expiring 09/21/13(g)	22,826	—

		25,704

Technology Services
Microvision, Inc., expiring 06/15/17	4,500	3,735

Telecommunications
Orckit Communications Ltd. (Israel), expiring 11/30/15(g)	9,176	—

TOTAL WARRANTS (cost $1,225,616)		1,756,026

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
ASSET-BACKED SECURITIES — 0.2%
American Money Management Corp. CDO (Cayman Islands),
Series 2005-5A, Class A1A, 144A
0.544%(c)	08/08/17	Aaa		$189	186,671
Aquilae CLO PLC (Ireland),
Series 2006-1X, Class A
1.007%(c)	01/17/23	Aaa	EUR	189	241,953
ARES CLO Ltd. (Cayman Islands),
Series 2006-6RA, Class A1B, 144A
0.538%(c)	03/12/18	Aaa		348	341,314
Canada Capital Auto Receivables Asset Trust (Canada),
Series 2011-1A, Class A2, 144A
2.632%	08/17/14(g)	Aaa	CAD	799	817,983
Citibank Omni Master Trust,
Series 2009-A14A, Class A14, 144A
2.959%(c)	08/15/18	Aaa		3,000	3,120,858

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates,
Series 2006-4, Class 2A2
0.390%(c)	07/25/36	B2		$330	$317,068
Eurocredit BV CDO (Netherlands),
Series IV-X, Class A1
0.930%(c)	02/22/20	Aaa	EUR	208	267,077
First CLO Ltd.,
Series 2004-2X1, Class A2
0.620%(c)	12/14/16	Aaa		10	10,094
Franklin CLO Ltd. (Cayman Islands),
Series 5A, Class A2, 144A
0.568%(c)	06/15/18	Aaa		1,647	1,607,633
Galaxy CLO Ltd. (Cayman Islands),
Series 2007-8A, Class A, 144A
0.555%(c)	04/25/19	Aa1		789	760,848
Globaldrive (Netherlands),
Series 2011-AA, Class A
0.862%(c)	04/20/19	Aaa	EUR	683	901,859
Harvest CLO SA (Luxembourg),
Series I-X, Class A1
0.936%(c)	03/29/17	Aaa	EUR	111	145,209
Hillmark Funding (Cayman Islands),
Series 2006-1A, Class A1, 144A
0.562%(c)	05/21/21	Aaa		800	771,678
Jubilee CDO BV (Netherlands),
Series IV-X, Class A
0.806%(c)	10/15/19	Aaa	EUR	647	843,716
Katonah Ltd. (Cayman Islands),
Series 6A, Class A1A, 144A
0.629%(c)	09/20/16	Aaa		43	42,641
Landmark CDO Ltd. (Cayman Islands),
Series 2005-1A, Class A1L, 144A
0.611%(c)	06/01/17	Aaa		690	683,931
LCM LP (Cayman Islands),
Series 5A, Class A1, 144A
0.540%(c)	03/21/19	Aaa		600	585,941
MAGI Funding PLC (Ireland),
Series I-A, Class A
0.671%(c)	04/11/21	Aaa	EUR	786	1,009,224
Magnolia Funding Ltd. (United Kingdom),
Series 2010-1A, Class A1, 144A
3.000%	04/20/17	NR	EUR	51	67,170
Nelnet Student Loan Trust,
Series 2008-4, Class A2
1.015%(c)	07/25/18	Aaa		40	40,198
North Carolina State Education Assistance Authority,
Series 2011-2, Class A1
0.765%(c)	10/26/20	AA+(d)		286	283,987
Pacifica CDO Ltd. (Cayman Islands),
Series 2004-3A, Class A1, 144A
0.700%(c)	05/13/16	Aaa		157	156,478
Penta CLO SA (Luxembourg),
Series 2007-1X, Class A1
0.564%(c)	06/04/24	Aaa	EUR	581	720,916
Plymouth Rock CLO Ltd., Inc. (Cayman Islands),
Series 2010-1A, Class A, 144A
1.810%(c)	02/16/19	AAA(d)		136	135,842
Sagamore CLO Ltd. (Cayman Islands),
Series 2003-1A, Class A2, 144A
0.880%(c)	10/15/15	Aaa		128	127,967

SEE NOTES TO FINANCIAL STATEMENTS.

A14

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2009-CT, Class 1A, 144A
2.350%(c)	04/15/39(g)	Aaa		$185	$185,844
Series 2010-C, Class A1, 144A
1.859%(c)	12/15/17	Aaa		59	58,986
South Carolina Student Loan Corp.,
Series 2010-1, Class A1
0.765%(c)	01/25/21	AA+(d)		504	498,567
Stanfield Bristol CLO Ltd. (Cayman Islands),
Series 2005-1A, Class A1, 144A
0.570%(c)	10/15/19	Aaa		368	362,097
Symphony CLO Ltd. (Cayman Islands),
Series 2007-3A, Class A1A, 144A
0.550%(c)	05/15/19	Aaa		500	487,005
Wood Street CLO BV (Netherlands),
Series I, Class A
0.602%(c)	11/22/21	Aaa	EUR	548	703,955
Series II-A, Class A1
0.696%(c)	03/29/21	Aaa	EUR	179	231,624

TOTAL ASSET-BACKED SECURITIES (cost $16,783,447)					16,716,334

BANK LOANS(c) — 0.1%
Financial Services
Springleaf Financial Corp.,
Initial Loan
5.500%	05/28/17	B3		1,000	993,438

Manufacturing
Eastman Kodak,
Term Loan (DIP)
8.500%	07/20/13	NR		874	874,024

Metals & Mining — 0.1%
Patriot Coal,
Term Loan (DIP)
9.250%	10/04/13	NR		1,650	1,655,165

Transportation
Overseas Shipholding,
Revolving Credit Loan
2.736%	02/08/13	NR		450	386,550

TOTAL BANK LOANS (cost $3,931,189)					3,909,177

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
Banc of America Large Loan, Inc.,
Series 2009-UB1, Class A4A, 144A
5.623%(c)	06/24/50	NR		250	283,800
Series 2010-HLTN, Class HLTN, 144A
2.509%(c)	11/15/15	NR		1,465	1,461,753
Commercial Mortgage Pass-Through Certificates,
Series 2010-C1, Class A1, 144A
3.156%	07/10/46	Aaa		92	96,792
Credit Suisse Mortgage Capital Certificates,
Series 2006-TF2A, Class SVA1, 144A
0.439%(c)	10/15/21	Aaa		497	485,063
Series 2009-RR1, Class A3A, 144A
5.383%	02/15/40	Aaa		100	111,119
Series 2010-RR4, Class 2A, 144A
5.467%(c)	09/18/39	Aaa		1,000	1,139,434

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2010-UD1, Class A, 144A
5.764%(c)	12/18/49	Aaa	$1,100	$1,276,000
Fannie Mae-Aces,
Series 2010-M7, Class FA
0.810%(c)	11/25/20	Aaa	1,120	1,140,344
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A5
5.224%(c)	04/10/37	Aa2	800	883,906
GS Mortgage Securities Corp. II,
Series 2007-EOP, Class A1, 144A
1.103%(c)	03/06/20	Aaa	58	58,392
Series 2007-EOP, Class A2, 144A
1.260%(c)	03/06/20	Aaa	250	250,337
Series 2012-GCJ9, Class XA, IO
2.413%(c)	11/10/45(g)	Aaa	1,400	212,521
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2010-C2, Class A3, 144A
4.070%	11/15/43	AAA(d)	1,200	1,351,567
Merrill Lynch Floating Trust,
Series 2008-LAQA, Class A1, 144A
0.746%(c)	07/09/21	Aaa	322	320,208
RBSCF Trust,
Series 2010-RR4, Class CMLA, 144A
6.006%(c)	12/16/49	Aaa	100	119,323
Vornado DP LLC,
Series 2010-VNO, Class A2FX, 144A
4.004%	09/13/28	AAA(d)	600	677,789
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C14, Class A4
5.088%(c)	08/15/41	Aaa	100	106,086
Series 2007-C32, Class A2
5.732%(c)	06/15/49	Aaa	342	351,250

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $9,723,788)				10,325,684

CONVERTIBLE BONDS — 2.4%
Aerospace & Defense
AAR Corp.,
Sr. Unsec’d. Notes
1.750%	02/01/26	B+(d)	235	234,413
L-3 Communications Holdings, Inc.,
Gtd. Notes
3.000%	08/01/35	Ba1	800	810,000
Textron, Inc.,
Sr. Unsec’d. Notes
4.500%	05/01/13	Baa3	875	1,656,484

				2,700,897

Agriculture
Alliance One International, Inc.,
Sr. Sub. Notes
5.500%	07/15/14	Caa2	850	830,875
Vector Group Ltd.,
Sr. Unsec’d. Notes
2.500%(c)	01/15/19	NR	775	836,938
3.750%(c)	11/15/14	NR	1,000	1,184,375

				2,852,188

SEE NOTES TO FINANCIAL STATEMENTS.

A15

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS (continued)
Airlines
Lufthansa Malta Blues LP (Malta),
Gtd. Notes, 144A
0.750%	04/05/17	Ba1	EUR	350	$513,534

Auto Parts & Equipment
TRW Automotive, Inc.,
Gtd. Notes
3.500%	12/01/15	BB-(d)		$700	1,321,439

Automobile Manufacturers
Navistar International Corp.,
Sr. Sub. Notes
3.000%	10/15/14	CCC+(d)		550	502,219

Beverages
Central European Distribution Corp.,
Sr. Unsec’d. Notes
3.000%	03/15/13	CC(d)		395	201,450

Biotechnology — 0.1%
Enzon Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
4.000%	06/01/13	NR		450	451,687
Exelixis, Inc.,
Sr. Sub. Notes
4.250%	08/15/19	NR		575	559,547
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.625%	05/01/16	A-(d)		1,625	2,740,156
Medicines Co. (The),
Sr. Unsec’d. Notes, 144A
1.375%	06/01/17	NR		100	109,500
PDL BioPharma, Inc.,
Sr. Unsec’d. Notes
2.875%	02/15/15	NR		475	598,714
Regeneron Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.875%	10/01/16	NR		1,850	3,868,813
Sequenom, Inc.,
Sr. Unsec’d. Notes, 144A
5.000%	10/01/17	NR		1,350	1,610,719

					9,939,136

Building Materials
Cemex SAB de CV (Mexico),
Sub. Notes
3.250%	03/15/16	NR		100	113,375

Capital Markets
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
3.875%	11/01/29	Baa3		400	396,250

Chemicals
ShengdaTech, Inc.,
Sr. Notes, 144A(i)
6.500%	12/15/15(g)	NR		100	1,000

Commercial Services & Supplies — 0.1%
CBIZ, Inc.,
Sr. Sub. Notes, 144A
4.875%	10/01/15	NR		250	258,906

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Commercial Services & Supplies (continued)
Cenveo Corp.,
Gtd. Notes, 144A
7.000%	05/15/17(g)	NR	$275	$259,703
Coinstar, Inc.,
Sr. Unsec’d. Notes
4.000%	09/01/14	BB-(d)	1,000	1,415,625
PHH Corp.,
Sr. Unsec’d. Notes
6.000%	06/15/17	Ba2	1,575	3,120,469

				5,054,703

Communications Equipment
Ciena Corp.,
Sr. Unsec’d. Notes
4.000%	12/15/20	NR	1,560	1,785,225
Sr. Unsec’d. Notes, 144A
4.000%	03/15/15	NR	365	414,275

				2,199,500

Computers & Peripherals — 0.1%
3D Systems Corp.,
Sr. Unsec’d. Notes
5.500%	12/15/16	NR	1,200	2,853,792
NetApp, Inc.,
Sr. Unsec’d. Notes
1.750%	06/01/13	BBB+(d)	625	702,344
Quantum Corp.,
Sr. Sub. Notes, 144A
4.500%	11/15/17	NR	150	148,500

				3,704,636

Consumer Finance
DFC Global Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	04/15/17	B+(d)	100	108,937

Diversified Consumer Services
Regis Corp.,
Sr. Unsec’d. Notes
5.000%	07/15/14	NR	1,000	1,229,375
Sotheby’s,
Gtd. Notes
3.125%	06/15/13	Ba3	525	567,328

				1,796,703

Diversified Financial Services
BGC Partners, Inc.,
Sr. Unsec’d. Notes
4.500%	07/15/16	NR	600	550,500
Knight Capital Group, Inc.,
Sr. Sub. Notes
3.500%	03/15/15	NR	100	99,313
MF Global Holdings Ltd.,
Sr. Unsec’d. Notes(i)
3.375%	08/01/18	NR	375	238,828
Penson Worldwide, Inc.,
Sr. Unsec’d. Notes, 144A
8.000%	06/01/14	NR	1,140	34,200

				922,841

SEE NOTES TO FINANCIAL STATEMENTS.

A16

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Electrical Equipment
General Cable Corp.,
Sub. Notes
4.500%	11/15/29	B2	$2,075	$2,238,406

Electronic Equipment, Instruments & Components
TTM Technologies, Inc.,
Sr. Unsec’d. Notes
3.250%	05/15/15	BB(d)	1,000	1,008,750
Vishay Intertechnology, Inc.,
Sr. Unsec’d. Notes, 144A
2.250%	11/15/40	BB+(d)	1,025	942,359

				1,951,109

Energy Equipment & Services
Exterran Holdings, Inc.,
Sr. Unsec’d. Notes
4.250%	06/15/14	B+(d)	500	572,500

Energy–Alternate Sources
LDK Solar Co. Ltd. (Cayman Islands),
Sr. Unsec’d. Notes
4.750%	04/15/13	NR	175	131,250

Entertainment & Leisure
SouthPeak Interactive Corp.,
24.000%	12/31/13(g)	NR	500	60,000

Food Products
Chiquita Brands International, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/16	B-(d)	500	435,000
Nash Finch Co.,
Sr. Sub. Notes
1.631%	03/15/35	B2	875	405,781
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
4.000%	06/30/13	BB(d)	1,175	1,244,766

				2,085,547

Healthcare Equipment & Services
Affymetrix, Inc.,
Sr. Unsec’d. Notes
4.000%	07/01/19	NR	325	265,484

Healthcare Equipment & Supplies
China Medical Technologies, Inc. (Cayman Islands),
Sr. Unsec’d. Notes, 144A(i)
6.250%	12/15/16	NR	450	14,625

Healthcare Providers & Services
Omnicare, Inc.,
Gtd. Notes
3.750%	12/15/25	Ba3	250	368,437

Home Builders
Meritage Homes Corp.,
Gtd. Notes
1.875%	09/15/32	B1	300	298,687
Toll Brothers Finance Corp.,
Gtd. Notes, 144A
0.500%	09/15/32	Ba1	625	629,687

				928,374

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Hotels, Restaurants & Leisure — 0.1%
Gaylord Entertainment Co.,
Gtd. Notes, 144A
3.750%	10/01/14	NR	$2,025	$3,526,031
MGM Resorts International,
Gtd. Notes
4.250%	04/15/15	B3	1,000	1,058,125

				4,584,156

Household Durables — 0.2%
D.R. Horton, Inc.,
Gtd. Notes
2.000%	05/15/14	Ba2	3,000	4,749,375
Lennar Corp.,
Gtd. Notes, 144A
2.750%	12/15/20	B1	3,475	6,394,000
3.250%	11/15/21	B1	1,775	3,183,906
M/I Homes, Inc.,
Gtd. Notes
3.250%	09/15/17	Caa2	275	350,625
Standard Pacific Corp.,
Gtd. Notes
1.250%	08/01/32	B3	225	263,813

				14,941,719

Insurance — 0.1%
American Equity Investment Life Holding Co.,
Sr. Unsec’d. Notes, 144A
3.500%	09/15/15	NR	550	634,906
5.250%	12/06/29	NR	340	462,613
CNO Financial Group, Inc.,
Sr. Unsec’d. Notes
7.000%	12/30/16	NR	465	825,956
7.000%	12/30/16	NR	381	676,751
7.000%	12/30/16	B1	364	646,555
MGIC Investment Corp.,
Sr. Unsec’d. Notes
5.000%	05/01/17	CCC+(d)	1,000	751,875
National Financial Partners Corp.,
Sr. Unsec’d. Notes
4.000%	06/15/17	NR	775	1,147,969
Radian Group, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/17	CCC+(d)	400	353,750
Stewart Information Services Corp.,
Gtd. Notes
6.000%	10/15/14	NR	625	1,296,875

				6,797,250

Internet & Catalog Retail — 0.1%
priceline.com, Inc.,
Sr. Unsec’d. Notes, 144A
1.250%	03/15/15	BBB(d)	1,625	3,383,047

Internet Software & Services — 0.1%
Equinix, Inc.,
Sub. Notes
4.750%	06/15/16	B(d)	2,325	5,880,797

SEE NOTES TO FINANCIAL STATEMENTS.

A17

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Internet Software & Services (continued)
VeriSign, Inc.,
Jr. Sub. Notes
3.250%	08/15/37	NR	$2,350	$2,963,937

				8,844,734

Investment Companies
Ares Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.125%	06/01/16	BBB(d)	300	318,187
5.750%	02/01/16	BBB(d)	825	885,844
KCAP Financial, Inc.,
Sr. Unsec’d. Notes
8.750%	03/15/16	NR	375	433,256
TICC Capital Corp.,
Sr. Unsec’d. Notes, 144A
7.500%	11/01/17	NR	450	447,570

				2,084,857

IT Services — 0.1%
Alliance Data Systems Corp.,
Sr. Unsec’d. Notes
4.750%	05/15/14	NR	1,500	4,594,687
Convergys Corp.,
Debs.
5.750%	09/15/29	BB-(d)	950	1,547,313

				6,142,000

Machinery — 0.2%
Chart Industries, Inc.,
Sr. Sub. Notes
2.000%	08/01/18	B+(d)	1,950	2,402,156
Meritor, Inc.,
Gtd. Notes
4.625%	03/01/26	B-(d)	500	466,563
Terex Corp.,
Gtd. Notes
4.000%	06/01/15	Caa1	4,325	8,060,719
Titan International, Inc.,
Gtd. Notes, 144A
5.625%	01/15/17	B+(d)	2,400	5,713,500

				16,642,938

Marine
Genco Shipping & Trading Ltd. (Marshall Islands),
Sr. Unsec’d. Notes
5.000%	08/15/15	NR	300	107,813

Media — 0.1%
Virgin Media, Inc.,
Sr. Unsec’d. Notes
6.500%	11/15/16	B+(d)	800	1,646,500
XM Satellite Radio, Inc.,
Gtd. Notes, 144A
7.000%	12/01/14	BB(d)	2,850	4,891,313

				6,537,813

Metals & Mining — 0.1%
Alcoa, Inc.,
Sr. Unsec’d. Notes
5.250%	03/15/14	Baa3	600	859,125

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Metals & Mining (continued)
AM Castle & Co.,
Sr. Unsec’d. Notes, 144A
7.000%	12/15/17(g)	NR	$100	$158,900
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes
5.000%	05/15/14	Ba1	1,000	1,039,375
Jaguar Mining, Inc. (Canada),
Sr. Unsec’d. Notes
5.500%	03/31/16	NR	500	216,487
Northgate Minerals Corp. (Canada),
Sr. Unsec’d. Notes
3.500%	10/01/16	NR	625	677,734
RTI International Metals, Inc.,
Gtd. Notes
3.000%	12/01/15	NR	1,175	1,275,609
Sterlite Industries India Ltd. (India),
Sr. Unsec’d. Notes
4.000%	10/30/14	NR	1,000	961,875
Stillwater Mining Co.,
Sr. Unsec’d. Notes
1.750%	10/15/32	B(d)	125	145,703
United States Steel Corp.,
Sr. Unsec’d. Notes
4.000%	05/15/14	B1	1,350	1,455,469

				6,790,277

Multiline Retail
Saks, Inc.,
Gtd. Notes, 144A
7.500%	12/01/13	NR	200	378,125

Oil, Gas & Consumable Fuels — 0.1%
Cal Dive International, Inc.,
Gtd. Notes, 144A
5.000%	07/15/17	NR	275	273,453
Cobalt International Energy, Inc.,
Sr. Unsec’d. Notes
2.625%	12/01/19	NR	850	857,969
Green Plains Renewable Energy, Inc.,
Sr. Unsec’d. Notes
5.750%	11/01/15	NR	525	467,578
PetroBakken Energy Ltd. (Canada),
Sr. Unsec’d. Notes
3.125%	02/08/16	NR	300	296,850
Petrominerales Ltd. (Canada),
Gtd. Notes
3.250%	06/12/17	NR	400	332,760
Sr. Unsec’d. Notes
2.625%	08/25/16	NR	300	291,300
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
2.875%	01/15/38	BBB-(d)	300	536,250
Polarcus Ltd. (Cayman Islands),
Sr. Sec’d. Notes
2.875%	04/27/16	NR	100	102,420
Vantage Drilling Co. (Cayman Islands),
Sr. Unsec’d. Notes
7.875%	09/01/42	NR	750	866,700

SEE NOTES TO FINANCIAL STATEMENTS.

A18

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Western Refining, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/14	B+(d)	$525	$1,536,937
ZaZa Energy Corp.,
Gtd. Notes, 144A
9.000%	08/01/17	NR	450	465,750

				6,027,967

Pharmaceuticals — 0.1%
MannKind Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/15	NR	380	226,575
Medicis Pharmaceutical Corp.,
Sr. Unsec’d. Notes
1.375%	06/01/17	NR	1,908	2,086,055
Viropharma, Inc.,
Sr. Unsec’d. Notes
2.000%	03/15/17	NR	450	626,625

				2,939,255

Real Estate
AV Homes, Inc.,
Sr. Unsec’d. Notes
7.500%	02/15/16	NR	690	726,501
7.500%	02/15/16	NR	460	464,600
Prologis LP,
Gtd. Notes
3.250%	03/15/15	BBB-(d)	125	141,641

				1,332,742

Real Estate Investment Trusts — 0.2%
Annaly Capital Management, Inc.,
Sr. Unsec’d. Notes
5.000%	05/15/15	NR	400	404,250
BioMed Realty LP,
Gtd. Notes, 144A
3.750%	01/15/30	NR	1,689	1,976,130
Boston Properties LP,
Sr. Unsec’d. Notes
3.750%	05/15/36	A-(d)	807	879,126
DDR Corp.,
Sr. Unsec’d. Notes
1.750%	11/15/40	NR	3,675	4,099,922
Host Hotels & Resorts LP,
Gtd. Notes, 144A
2.500%	10/15/29	BB+(d)	3,956	5,160,107
iStar Financial, Inc.,
Sr. Unsec’d. Notes
3.000%	11/15/16	B3	350	356,563
Kilroy Realty LP,
Gtd. Notes, 144A
4.250%	11/15/14	NR	1,075	1,453,266
Lexington Realty Trust,
Gtd. Notes, 144A
6.000%	01/15/30	NR	500	768,750
NorthStar Realty Finance LP,
Gtd. Notes, 144A
7.500%	03/15/31	NR	300	358,020

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Real Estate Investment Trusts (continued)
SL Green Operating Partnership LP,
Gtd. Notes, 144A
3.000%	10/15/17	NR	$1,875	$2,101,172

				17,557,306

Road & Rail — 0.2%
Avis Budget Group, Inc.,
Sr. Notes
3.500%	10/01/14	NR	945	1,294,059
Hertz Global Holdings, Inc.,
Sr. Unsec’d. Notes
5.250%	06/01/14	B-(d)	4,700	9,535,125

				10,829,184

Semiconductors & Semiconductor Equipment — 0.1%
GT Advanced Technologies, Inc.,
Sr. Unsec’d. Notes
3.000%	10/01/17	NR	375	272,813
Microchip Technology, Inc.,
Jr. Sub. Notes
2.125%	12/15/37	NR	2,925	3,692,813
Rambus, Inc.,
Sr. Unsec’d. Notes
5.000%	06/15/14	NR	750	749,063
Xilinx, Inc.,
Jr. Sub. Notes
3.125%	03/15/37	BBB-(d)	1,650	2,090,344

				6,805,033

Software — 0.1%
salesforce.com, Inc.,
Sr. Unsec’d. Notes
0.750%	01/15/15	NR	3,875	7,754,844
Take-Two Interactive Software, Inc.,
Sr. Unsec’d. Notes
1.750%	12/01/16	NR	200	190,250
4.375%	06/01/14	NR	850	1,032,219

				8,977,313

Telecommunications — 0.1%
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
6.500%	10/01/16	CCC(d)	2,425	3,429,859
15.000%	01/15/13	CCC(d)	625	675,000

				4,104,859

Textiles, Apparel & Luxury Goods
Fifth & Pacific Cos., Inc.,
Sr. Notes, 144A
6.000%	06/15/14	CCC+(d)	775	2,738,656

Thrifts & Mortgage Finance
China Linen,
Notes
10.000%	11/02/13(g)	NR	200	94,978

Trading Companies & Distributors — 0.1%
Kaman Corp.,
Sr. Unsec’d. Notes, 144A
3.250%	11/15/17	NR	750	937,500

SEE NOTES TO FINANCIAL STATEMENTS.

A19

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
Trading Companies & Distributors (continued)
Titan Machinery, Inc.,
Sr. Unsec’d. Notes, 144A
3.750%	05/01/19	NR	$725	$681,953
United Rentals, Inc.,
Sr. Unsec’d. Notes
4.000%	11/15/15	NR	700	2,884,000

				4,503,453

Transportation
Ultrapetrol Bahamas Ltd. (Bahamas),
Sr. Unsec’d. Notes, 144A
7.250%	01/15/17	NR	100	99,625

Wireless Telecommunication Services
Powerwave Technologies, Inc.,
Sr. Sub. Notes, 144A
2.750%	07/15/41(g)	NR	500	77,500

TOTAL CONVERTIBLE BONDS (cost $156,373,302)				184,267,140

CORPORATE BONDS — 3.3%
Agriculture
Vector Group Ltd.,
Sr. Unsec’d. Notes
11.000%	08/15/15	Ba3	175	182,219

Airlines
Continental Airlines UAL,
Notes
6.860%	04/22/14	NR	129	129,956

Auto Parts & Equipment
IDQ Holdings, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	04/01/17	B3	450	484,875

Automobiles
Volkswagen International Finance NV (Netherlands),
Gtd. Notes, 144A
5.500%	11/09/15	BBB(d)	EUR 1,500	2,166,783

Building & Construction
Hanson Australia Funding Ltd. (Australia),
Gtd. Notes
5.250%	03/15/13	Ba2	600	606,600

Building Materials — 0.1%
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A
9.375%	10/12/22	B(d)	1,390	1,563,750
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes
9.000%	01/11/18	B(d)	3,799	4,112,417
Rearden G Holdings EINS GmbH (Germany),
Gtd. Notes
7.875%	03/30/20	B1	109	120,981
Gtd. Notes, 144A
7.875%	03/30/20	B1	640	710,400

				6,507,548

Chemicals — 0.1%
Braskem Finance Ltd (Cayman Islands),
Gtd. Notes
7.000%	05/07/20	Baa3	1,466	1,652,915

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (continued)
Mexichem SAB de CV (Mexico),
Sr. Unsec’d. Notes
4.875%	09/19/22	Ba1		$566	$609,865
Sr. Unsec’d. Notes, 144A
4.875%	09/19/22	Ba1		954	1,027,935

					3,290,715

Commercial Banks — 0.4%
ABN Amro North American Holding Preferred Capital Repackage Trust I,
Jr. Sub. Notes, 144A
3.407%(c)	12/29/49	B1		675	675,000
Achmea Hypotheekbank NV (Netherlands),
Gov’t. Liquid Gtd. Notes
3.200%	11/03/14	Aaa		113	118,460
Gov’t. Liquid Gtd. Notes, 144A
3.200%	11/03/14	Aaa		244	255,783
Australia & New Zealand Banking Group Ltd. (Australia),
Covered Bonds, 144A
1.000%	10/06/15	Aaa		2,900	2,918,560
Banco Bilbao Vizcaya Argentaria SA (Spain),
Covered Bonds
4.250%	07/15/14	A3	EUR	1,700	2,298,880
Banco del Estado de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	02/08/22	Aa3		665	707,540
Banco Santander Brasil SA (Brazil),
Sr. Unsec’d. Notes
4.625%	02/13/17	Baa1		200	211,500
Sr. Unsec’d. Notes, 144A
4.625%	02/13/17	Baa1		300	317,250
Banco Santander Brazil SA (Brazil),
Sr. Unsec’d. Notes, 144A
2.408%(c)	03/18/14	Baa1		800	797,146
Bank of Montreal (Canada),
Covered Bonds, 144A
2.850%	06/09/15	Aaa		1,000	1,056,200
Bank of Nova Scotia (Canada),
Certificate of Deposit
0.510%(c)	03/27/14	Aa1		150	149,963
Depfa ACS Bank (Ireland),
Covered Bonds
3.875%	07/15/13	A3	EUR	1,100	1,471,170
4.375%	01/15/15	A3	EUR	1,100	1,534,792
Eksportfinans ASA (Norway),
Sr. Unsec’d. Notes
2.375%	05/25/16	Ba1		200	190,801
3.000%	11/17/14	Ba1		300	297,620
Sr. Unsec’d. Notes, MTN
2.875%	11/16/16	Ba1	CHF	200	218,420
Eurofima (Supranational Bank),
Sr. Unsec’d. Notes, MTN
5.625%	10/24/16	Aaa	AUD	300	332,643
6.250%	12/28/18	Aaa	AUD	800	916,856
ICICI Bank Ltd.. (India),
Sr. Unsec’d. Notes
4.750%	11/25/16	Baa2		480	503,149
Intesa Sanpaolo SpA (Italy),
Sr. Unsec’d. Notes, 144A
2.712%(c)	02/24/14(g)	Baa2		1,100	1,098,770

SEE NOTES TO FINANCIAL STATEMENTS.

A20

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Commercial Banks (continued)
Kreditanstalt Fuer Wiederaufbau (Germany),
Gov’t. Gtd. Notes, MTN
2.750%	09/07/15	Aaa	GBP	1,100	$1,882,156
6.000%	08/20/20	Aaa	AUD	2,400	2,801,941
6.250%	05/19/21	Aaa	AUD	900	1,070,223
Landwirtschaftliche Rentenbank (Germany),
Gov’t. Gtd. Notes, MTN
5.500%	03/09/20	Aaa	AUD	1,000	1,125,736
Nordea Bank AB (Sweden),
Sr. Unsec’d. Notes, 144A
3.125%	03/20/17	Aa3		$2,100	2,226,991
Russian Agricultural Bank OJSC Via RSHB Capital SA (Luxembourg),
Sr. Unsec’d. Notes
6.299%	05/15/17	Baa1		1,523	1,686,723
Stadshypotek AB (Sweden),
Covered Bonds, 144A
0.861%(c)	09/30/13(g)	Aaa		600	600,007
Sec’d. Notes
4.250%	10/10/17	Aaa	AUD	900	935,635

					28,399,915

Commercial Services & Supplies
Cenveo Corp.,
Gtd. Notes
7.875%	12/01/13	Caa2		875	877,363
Speedy Cash Intermediate Holdings Corp.,
Sr. Sec’d. Notes, 144A
10.750%	05/15/18	B3		1,275	1,357,875

					2,235,238

Construction & Engineering — 0.1%
Odebrecht Finance Ltd. (Cayman Islands),
Gtd. Notes
5.125%	06/26/22	Baa3		786	854,775
6.000%	04/05/23	Baa3		673	778,156
Gtd. Notes, 144A
5.125%	06/26/22	Baa3		2,740	2,972,900
6.000%	04/05/23	Baa3		436	504,125

					5,109,956

Diversified Financial Services — 0.3%
African Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
5.250%	03/23/22	Aaa	AUD	1,100	1,243,265
BPA Laboratories, Inc.,
Sr. Sec’d. Notes, 144A
12.250%	04/01/17(g)	NR		625	564,063
Credit Agricole Home Loan SFH (France),
Covered Bonds, 144A
1.069%(c)	07/21/14(g)	Aaa		1,400	1,401,970
European Investment Bank (Supranational Bank),
Sr. Unsec’d. Notes, MTN
6.125%	01/23/17	Aaa	AUD	500	564,839
6.250%	04/15/15	Aaa	AUD	500	551,345
6.250%	06/08/21	Aaa	AUD	700	818,911
German Postal Pensions Securitisation PLC (Ireland),
Asset-Backed
3.375%	01/18/16	Aaa	EUR	2,500	3,576,706

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Global Investments Group Finance Ltd. (British Virgin Islands),
Gtd. Notes
11.000%	09/24/17	NR		$200	$196,000
Hyundai Capital Services, Inc. (South Korea),
Sr. Unsec’d. Notes, 144A
4.375%	07/27/16	Baa1		800	860,332
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
8.000%	01/15/18	Ba3		275	295,281
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.500%	09/01/14	Ba2		300	320,250
6.750%	09/01/16	Ba2		300	336,750
Jack Cooper Holdings Corp.,
Sr. Sec’d. Notes, 144A
13.750%	12/15/15	NR		825	878,625
Jasper Explorer Ltd. (Cyprus),
Sr. Sec’d. Notes
13.500%	05/27/16	NR		700	545,913
JPMorgan Chase & Co.,
Jr. Sub. Notes
7.900%(c)	04/29/49	Ba1		800	906,408
Macquarie Bank Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
4.100%	12/17/13(g)	Aaa		2,300	2,381,213
Merrill Lynch & Co., Inc.,
Sr. Unsec’d. Notes
0.488%(c)	05/30/14	Baa2	EUR	100	130,612
Sr. Unsec’d. Notes, MTN
0.456%(c)	01/31/14	Baa2	EUR	700	917,463
0.655%(c)	07/22/14	Baa2	EUR	500	653,340
Morgan Stanley,
Sr. Unsec’d. Notes
1.293%(c)	04/29/13	Baa1		100	100,227
Sr. Unsec’d. Notes, MTN
0.630%(c)	01/16/17	Baa1	EUR	100	123,760
TMX Finance LLC/TitleMax Finance Corp.,
Sr. Sec’d. Notes
13.250%	07/15/15	B3		673	747,030
13.250%	07/15/15	B3		572	634,920
Vesey Street Investment Trust I,
Gtd. Notes
4.404%	09/01/16	A3		100	107,907

					18,857,130

Electric Utilities — 0.1%
AES Gener SA (Chile),
Sr. Unsec’d. Notes
5.250%	08/15/21	Baa3		218	242,579
Sr. Unsec’d. Notes, 144A
5.250%	08/15/21	Baa3		556	617,074
Centrais Eletricas Brasileiras SA (Brazil),
Sr. Unsec’d. Notes
5.750%	10/27/21	Baa3		338	363,350
Colbun SA (Chile),
Sr. Unsec’d. Notes
6.000%	01/21/20	BBB-(d)		1,166	1,296,953

SEE NOTES TO FINANCIAL STATEMENTS.

A21

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (continued)
Empresas Publicas de Medellin ESP (Colombia),
Sr. Unsec’d. Notes
7.625%	07/29/19	Baa3		$600	$753,000
Perusahaan Listrik Negara PT (Indonesia),
Sr. Unsec’d. Notes, 144A
5.500%	11/22/21	Baa3		1,540	1,740,200
Puget Energy, Inc.,
Sr. Sec’d. Notes
6.500%	12/15/20	Ba1		600	676,026

					5,689,182

Electronic Equipment, Instruments & Components
NXP BV/NXP Funding LLC (Netherlands),
Sr. Sec’d. Notes
2.960%(c)	10/15/13	B2	EUR	261	343,822

Energy Equipment & Services
Heckmann Corp.,
Gtd. Notes
9.875%	04/15/18	B3		450	464,625

Entertainment & Leisure
Pegasus Solutions, Inc.,
Sr. Sec’d. Notes, PIK, 144A
13.000%	04/15/14	NR		446	401,270

Financial Services
LBG Capital No. 1 PLC (United Kingdom),
Bank Gtd. Notes
11.040%	03/19/20	B1	GBP	800	1,510,746
Bank Gtd. Notes, 144A
8.500%(c)	12/29/49(g)	BB-(d)		300	331,314
LBG Capital No. 2 PLC (United Kingdom),
Bank Gtd. Notes
7.625%	12/09/19	Ba3	GBP	600	1,018,535

					2,860,595

Financial–Bank & Trust — 0.5%
Abbey National Treasury Services PLC (United Kingdom),
Covered Bonds, MTN
3.125%	06/30/15	Aaa	EUR	3,100	4,242,016
Ally Financial, Inc.,
Gtd. Notes
3.709%(c)	06/20/14	B1		1,100	1,125,267
BNP Paribas Home Loan SA (France),
Covered Bonds, 144A
2.200%	11/02/15(g)	Aaa		2,000	2,060,800
BPCE SA (France),
Sr. Unsec’d. Notes, 144A
2.375%	10/04/13(g)	A2		1,500	1,505,416
Cie de Financement Foncier SA (France),
Covered Bonds, 144A
2.125%	04/22/13(g)	Aaa		1,600	1,607,198
2.500%	09/16/15(g)	Aaa		900	932,659
Citigroup, Inc.,
Notes, MTN
5.500%	10/15/14	Baa2		211	226,369
Sr. Unsec’d. Notes
0.593%(c)	11/05/14	Baa2		700	694,751
Sub. Notes
0.581%(c)	06/09/16	Baa3		700	661,466

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Financial–Bank & Trust (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands),
Jr. Sub. Notes, 144A
11.000%(c)	12/29/49(g)	Baa1		$200	$270,500
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes, 144A
0.711%(c)	03/05/13	Aa3		300	299,653
0.793%(c)	04/29/14	Aa3		2,900	2,861,129
2.000%	03/05/13	Aa3		1,000	1,000,826
2.750%	01/10/14	Aa3		4,700	4,744,283
2.750%	04/29/14	Aa3		3,400	3,447,964
DnB Boligkreditt A/S (Norway),
Covered Bonds, 144A
2.100%	10/14/16(g)	Aaa		1,200	1,243,720
Covered Bonds, MTN
2.375%	07/20/16	Aaa	EUR	100	138,350
HBOS Capital Funding LP (United Kingdom),
Bank Gtd. Notes
6.461%(c)	11/29/49	BB(d)	GBP	100	146,526
ING Bank Australia Ltd. (Australia),
Gov’t. Liquid Gtd. Notes
3.790%(c)	06/24/14	AAA(d)	AUD	1,200	1,253,217
ING Bank NV (Netherlands),
Covered Bonds, 144A
2.500%	01/14/16(g)	Aaa		1,100	1,144,567
Lloyds TSB Bank PLC (United Kingdom),
Jr. Sub. Notes, 144A
12.000%(c)	12/29/49	BB+(d)		200	231,338
NIBC Bank NV (Netherlands),
Gov’t. Liquid Gtd. Notes, 144A
2.800%	12/02/14	Aaa		1,500	1,557,383
Royal Bank of Scotland Group PLC (United Kingdom),
Jr. Sub. Notes, 144A
6.990%(c)	10/29/49(g)	Ba3		400	378,000
Royal Bank of Scotland PLC (The) (United Kingdom),
Covered Bonds, MTN
2.750%	08/18/14	Aaa	EUR	900	1,201,152
Sub. Notes
4.000%(c)	10/27/14	Ba1	AUD	1,000	990,560
Suncorp-Metway Ltd. (Australia),
Gov’t. Liquid Gtd. Notes, MTN
4.000%	01/16/14	Aaa	GBP	700	1,175,519
Westpac Banking Corp. (Australia),
Gov’t. Liquid Gtd. Notes, 144A
3.585%	08/14/14(g)	Aaa		400	419,352
WM Covered Bond Program,
Covered Bonds, MTN
4.375%	09/16/14	A+(d)	EUR	1,800	2,493,734

					38,053,715

Healthcare Products
Boston Scientific Corp.,
Sr. Unsec’d. Notes
5.450%	06/15/14	Baa3		500	531,566

Healthcare Providers & Services
Adcare Health Systems, Inc.,
Jr. Sub. Notes
10.000%	10/26/13(g)	NR		200	231,219

SEE NOTES TO FINANCIAL STATEMENTS.

A22

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Providers & Services (continued)
Oncology, Inc., Escrow,
Notes
— %	08/15/17	NR		$621	$—
Select Medical Corp.,
Gtd. Notes
7.625%	02/01/15	B3		195	195,244

					426,463

Healthcare Technology
Merge Healthcare, Inc.,
Sr. Sec’d. Notes
11.750%	05/01/15	B2		255	273,806

Holding Companies–Diversified
CFG Holdings Ltd./CFG Finance LLC (Cayman Islands),
Sr. Sec’d. Notes, 144A
11.500%	11/15/19	B3		703	703,000
Sinochem Overseas Capital Co. Ltd. (British Virgin Islands),
Gtd. Notes, 144A
4.500%	11/12/20	Baa1		1,145	1,231,506

					1,934,506

Hotels, Restaurants & Leisure
Caesars Entertainment Operating Co., Inc.,
Gtd. Notes
5.375%	12/15/13	Caa3		550	536,250
Mandalay Resort Group,
Gtd. Notes
7.625%	07/15/13	Caa1		1,475	1,504,500
MGM Resorts International,
Gtd. Notes
6.750%	04/01/13	B3		625	632,031

					2,672,781

Insurance
American International Group, Inc.,
Jr. Sub. Notes
8.625%(c)	05/22/68	Baa2	GBP	550	1,084,113
Sr. Unsec’d. Notes
6.765%	11/15/17	A-(d)	GBP	476	910,755
ING Capital Funding Trust III,
Bank Gtd. Notes
3.911%(c)	12/29/49	B1		475	450,952

					2,445,820

Machinery
Chloe Marine Corp. Ltd. (Bermuda),
Sec’d. Notes
12.000%	12/28/16	NR		200	219,000
Tempel Steel Co.,
Sr. Sec’d. Notes, 144A
12.000%	08/15/16	Caa1		700	624,750

					843,750

Media — 0.1%
Baker & Taylor Acquisitions Corp.,
Sec’d. Notes, 144A
15.000%	04/01/17	B3		375	258,750
Clear Channel Communications, Inc.,
Sr. Unsec’d. Notes
5.750%	01/15/13	CCC-(d)		350	350,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
Grupo Televisa SAB (Mexico),
Sr. Unsec’d. Notes
6.625%	01/15/40	Baa1	$1,886	$2,406,144
MediMedia USA, Inc.,
Sr. Sub. Notes, 144A
11.375%	11/15/14	Caa2	300	291,000

				3,305,894

Metals & Mining — 0.4%
American Piping Products, Inc.,
Sr. Sec’d. Notes, 144A
12.875%	11/15/17	Caa1	200	199,626
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes
3.000%	07/17/22	A1	510	515,814
Sr. Unsec’d. Notes, 144A
3.000%	07/17/22	A1	2,959	2,991,866
CSN Resources SA (Luxembourg),
Gtd. Notes
6.500%	07/21/20	Ba1	1,551	1,682,835
Evraz Group SA (Luxembourg),
Sr. Unsec’d. Notes
6.750%	04/27/18	B1	3,390	3,491,700
Samarco Mineracao SA (Brazil),
Sr. Unsec’d. Notes, 144A
4.125%	11/01/22	BBB(d)	1,352	1,375,660
Southern Copper Corp.,
Sr. Unsec’d. Notes
5.250%	11/08/42	Baa2	1,722	1,723,426
6.750%	04/16/40	Baa2	2,842	3,421,413
Standard Steel LLC/Standard Steel Finance Corp.,
Sr. Sec’d. Notes, 144A
12.000%	05/01/15	B2	709	771,038
Vale Overseas Ltd. (Cayman Islands),
Gtd. Notes
4.375%	01/11/22	Baa2	4,360	4,654,330
6.875%	11/21/36	Baa2	3,984	4,938,487
Vale SA (Brazil),
Sr. Unsec’d. Notes
5.625%	09/11/42	Baa2	763	828,313
Vedanta Resources PLC (United Kingdom),
Sr. Unsec’d. Notes
6.750%	06/07/16	Ba3	1,384	1,456,660
9.500%	07/18/18	Ba3	899	1,037,266
Sr. Unsec’d. Notes, 144A
9.500%	07/18/18	Ba3	970	1,119,186

				30,207,620

Oil, Gas & Consumable Fuels — 0.9%
Black Elk Energy Offshore Operations LLC/Black Elk Finance Corp.,
Sec’d. Notes
13.750%	12/01/15	Caa2	600	573,000
CCS, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
11.000%	11/15/15	Caa2	575	573,563
Dolphin Energy Ltd. (United Arab Emirates),
Sr. Sec’d. Notes
5.500%	12/15/21	A1	2,191	2,555,254

SEE NOTES TO FINANCIAL STATEMENTS.

A23

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes
7.625%	07/23/19	Baa2		$1,929	$2,493,233
EOAL Cyprus Holdings Ltd. (Cyprus),
Sr. Sec’d. Notes
15.000%	07/15/14	NR		513	25,625
20.000%	06/22/13	NR		44	52,938
20.000%	06/22/13	NR		29	34,818
Floatel International Ltd. (Bermuda),
Sr. Sec’d. Notes, 144A
8.000%	10/11/17	NR		200	200,500
Global Rig Co. ASA (Norway),
Sr. Sec’d. Notes
13.000%	06/09/15	NR		425	442,001
Golden Close Maritime Corp. Ltd. (Bermuda),
Sr. Sec’d. Notes, MTN
11.000%	12/09/15	NR		300	322,500
Green Field Energy Services, Inc.,
Sr. Sec’d. Notes, 144A
13.250%	11/15/16	Caa2		200	200,000
13.250%	11/15/16	Caa2		5	5,000
Harvest Natural Resources, Inc.,
Notes
11.000%	10/11/14	NR		675	654,750
InterOil Exploration and Production ASA (Norway),
Sr. Sec’d. Notes
15.000%	03/14/14	NR	NOK	1,000	170,932
KazMunaiGaz Finance Sub BV (Netherlands),
Gtd. Notes
7.000%	05/05/20	Baa3		4,066	5,062,170
Lukoil International Finance BV (Netherlands),
Gtd. Notes
6.656%	06/07/22	Baa2		2,829	3,444,307
Novatek OAO via Novatek Finance Ltd. (Ireland),
Sr. Unsec’d. Notes, 144A
6.604%	02/03/21	Baa3		1,477	1,731,783
Offshore Group Investment Ltd. (Cayman Islands),
Sr. Sec’d. Notes
11.500%	08/01/15	B3		498	542,820
Sr. Sec’d. Notes, 144A
7.500%	11/01/19	B3		100	101,000
Pacific Rubiales Energy Corp. (Canada),
Gtd. Notes
7.250%	12/12/21	Ba2		1,226	1,411,977
Panoro Energy ASA (Norway),
Sr. Sec’d. Notes, 144A
12.000%	11/15/18	NR		300	317,250
Pertamina Persero PT (Indonesia),
Sr. Unsec’d. Notes
6.000%	05/03/42	Baa3		2,562	2,873,472
Petrobras International Finance Co - Pifco (Cayman Islands),
Gtd. Notes
5.375%	01/27/21	A3		1,924	2,166,078
6.750%	01/27/41	A3		3,771	4,778,185

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	Baa1	$7,646	$8,628,511
6.500%	06/02/41	Baa1	4,589	5,759,195
Gtd. Notes, 144A
5.500%	06/27/44	Baa1	2,447	2,691,700
Petroleum Co of Trinidad & Tobago Ltd. (Trinidad & Tobago),
Sr. Unsec’d. Notes, 144A
9.750%	08/14/19	Baa3	970	1,289,130
Petronas Capital Ltd. (Malaysia),
Gtd. Notes
5.250%	08/12/19	A1	5,341	6,339,137
Polarcus Alima A/S (Norway),
Sec’d. Notes
12.500%	10/29/15	NR	400	425,000
Ras Laffan Liquefied Natural Gas Co Ltd. III (Qatar),
Sr. Sec’d. Notes
6.750%	09/30/19	Aa3	1,984	2,487,440
Reliance Holdings USA, Inc.,
Gtd. Notes
5.400%	02/14/22	Baa2	1,624	1,816,407
Sidewinder Drilling, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	11/15/19	B3	425	427,125
TNK-BP Finance SA (Luxembourg),
Gtd. Notes
6.625%	03/20/17	Baa2	100	113,750
7.875%	03/13/18	Baa2	3,455	4,194,025

				64,904,576

Paper & Forest Products
Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes
4.750%	01/11/22	Baa2	796	834,930
Inversiones CMPC SA (Chile),
Gtd. Notes
4.500%	04/25/22	Baa2	174	177,205
Gtd. Notes, 144A
4.500%	04/25/22	Baa2	1,074	1,100,586

				2,112,721

Pharmaceuticals
Hypermarcas SA (Brazil),
Sr. Unsec’d. Notes
6.500%	04/20/21	Ba3	204	220,830
Sr. Unsec’d. Notes, 144A
6.500%	04/20/21	Ba3	583	631,097
KV Pharmaceutical Co.,
Sr. Sec’d. Notes
12.000%	03/15/15	NR	700	560,000

				1,411,927

Pipelines
Transportadora de Gas Internacional SA ESP (Colombia),
Sr. Unsec’d. Notes
5.700%	03/20/22	Baa3	313	345,865
Sr. Unsec’d. Notes, 144A
5.700%	03/20/22	Baa3	1,984	2,192,320

				2,538,185

SEE NOTES TO FINANCIAL STATEMENTS.

A24

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts
iStar Financial, Inc.,
Sr. Unsec’d. Notes
5.950%	10/15/13	B3	$1,650	$1,685,063
8.625%	06/01/13	B3	575	590,094
Rouse Co. LLC (The),
Sr. Unsec’d. Notes
6.750%	11/09/15	BB+(d)	255	267,431

				2,542,588

Retail & Merchandising
HOA Restaurant Group LLC/HOA Finance Corp.,
Sec’d. Notes, 144A
11.250%	04/01/17	B3	950	859,750
Mastro’s Restaurants LLC/RRG Finance Corp.,
Sr. Sec’d. Notes, 144A
12.000%	06/01/17(g)	Caa1	736	765,750

				1,625,500

Semiconductors & Semiconductor Equipment
Freescale Semiconductor, Inc.,
Gtd. Notes
8.875%	12/15/14	Caa1	209	210,829

Telecommunications — 0.2%
America Movil SAB de CV (Mexico),
Sr. Unsec’d. Notes
3.125%	07/16/22	A2	1,695	1,722,879
Axtel SAB de CV (Mexico),
Gtd. Notes
9.000%	09/22/19	Ca	4,055	2,149,150
Indosat Palapa Co BV (Netherlands),
Gtd. Notes
7.375%	07/29/20	Ba1	109	123,170
Gtd. Notes, 144A
7.375%	07/29/20	Ba1	823	929,990
Intelsat Investments SA (Luxembourg),
Sr. Unsec’d. Notes
6.500%	11/01/13	Caa3	775	804,063
Interactive Network, Inc./FriendFinder Networks, Inc.,
Sec’d. Notes, PIK, 144A
11.500%	04/30/14	NR	281	37,284
Sr. Sec’d. Notes
14.000%	09/30/13	NR	80	70,067
Oi SA (Brazil),
Sr. Unsec’d. Notes
5.750%	02/10/22	Baa3	436	454,530
Sr. Unsec’d. Notes, 144A
5.750%	02/10/22	Baa3	1,183	1,233,277
Primus Telecommunications Holding, Inc./Primus
Telecommunications Canada, Inc.,
Sr. Sec’d. Notes, 144A
13.000%	12/15/16	NR	125	123,277
Qtel International Finance Ltd. (Bermuda),
Gtd. Notes, 144A
4.750%	02/16/21	A2	556	628,280
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Ireland),
Unsec’d. Notes
6.493%	02/02/16	Ba3	436	469,790
Unsec’d. Notes, 144A
6.493%	02/02/16	Ba3	1,897	2,044,017

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
VimpelCom Holdings BV (Netherlands),
Gtd. Notes
7.504%	03/01/22	Ba3		$2,480	$2,842,700
WCP Wireless Site Funding LLC/WCP Wireless Site Re Funding LLC,
Sr. Sec’d. Notes, 144A
6.829%	11/15/40	NR		375	405,959

					14,038,433

Textiles, Apparel & Luxury Goods
Broder Brothers Co.,
Sr. Unsec’d. Notes, PIK, 144A
12.000%	10/15/13	NR		725	715,938
Empire Today LLC/Empire Today Finance Corp.,
Sr. Sec’d. Notes, 144A
11.375%	02/01/17	B3		375	398,437

					1,114,375

Tobacco
North Atlantic Trading Co.,
Sec’d. Notes, 144A
11.500%	07/15/16	B2		700	727,125
Sec’d. Notes, PIK, 144A
19.000%	01/15/17(g)	Caa2		260	243,100

					970,225

Transportation — 0.1%
Atlantic Offshore A/S (Norway),
Sr. Sec’d. Notes
11.830%(c)	06/27/15	NR	NOK	1,500	269,893
Aviation Capital Group Corp.,
Sr. Unsec’d. Notes, 144A
7.125%	10/15/20	BB+(d)		900	947,835
Boa Deep C A/S (Norway),
Sr. Sec’d. Notes
7.380%(c)	04/27/16	NR	NOK	2,266	413,766
Ship Finance International Ltd. (Bermuda),
Gtd. Notes
8.500%	12/15/13	B3		700	700,875
Sr. Unsec’d. Notes, 144A
5.950%(c)	04/07/14	NR	NOK	5,500	994,321
Songa Offshore SE (Cyprus),
Sr. Unsec’d. Notes
9.810%(c)	06/11/15	NR	NOK	2,500	411,192
12.100%(c)	11/17/16	NR	NOK	1,500	257,073
Western Express, Inc.,
Sr. Sec’d. Notes, 144A
12.500%	04/15/15	Caa2		225	137,250

					4,132,205

TOTAL CORPORATE BONDS (cost $249,641,883)					254,027,914

FOREIGN GOVERNMENT BONDS — 4.8%
Argentina Boden Bonds (Argentina),
Sr. Unsec’d. Notes
7.000%	10/03/15	NR		3,134	2,851,940
Australia Government (Australia),
Sr. Unsec’d. Notes
3.000%	09/20/25	Aaa	AUD	500	712,364
4.000%	08/20/15	Aaa	AUD	900	1,693,258

SEE NOTES TO FINANCIAL STATEMENTS.

A25

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
4.000%	08/20/20	Aaa	AUD	700	$1,400,574
Autonomous Community of Madrid Spain (Spain),
Sr. Unsec’d. Notes
4.200%	09/24/14	BBB-(d)	EUR	1,700	2,167,237
Belgium Government (Belgium),
Bonds
3.500%	06/28/17	NR	EUR	900	1,331,705
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
4.875%	01/22/21	Baa2		$4,720	5,687,600
5.625%	01/07/41	Baa2		4,750	6,222,500
Bundesrepublik Deutschland (Germany),
Bonds
3.250%	07/04/21	Aaa	EUR	100	155,143
4.000%	01/04/37	Aaa	EUR	2,600	4,663,822
4.750%	07/04/28	Aaa	EUR	3,100	5,661,453
5.625%	01/04/28	Aaa	EUR	1,100	2,165,127
Canada Housing Trust No. 1 (Canada),
Gov’t. Gtd. Notes
2.450%	12/15/15	Aaa	CAD	900	931,895
Canadian Government (Canada),
Bonds
2.750%	09/01/16	Aaa	CAD	1,700	1,795,485
Bonds, TIPS
1.500%	12/01/44	Aaa	CAD	400	561,801
3.000%	12/01/36	Aaa	CAD	50	97,107
4.250%	12/01/21	Aaa	CAD	800	1,665,274
Chile Government International Bond (Chile),
Sr. Unsec’d. Notes
3.250%	09/14/21	Aa3		1,237	1,342,145
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21	Baa3		6,218	7,160,027
6.125%	01/18/41	Baa3		3,973	5,454,929
European Union (Supranational Bank),
Notes, MTN
2.750%	06/03/16	Aaa	EUR	1,500	2,144,564
Sr. Unsec’d. Notes, MTN
3.250%	04/04/18	Aaa	EUR	1,900	2,836,302
FMS Wertmanagement AoeR (Germany),
Gov’t. Gtd. Notes, MTN
0.749%(c)	06/16/14	Aaa	GBP	900	1,465,471
2.375%	12/15/14	Aaa	EUR	700	962,695
3.375%	06/17/21	Aaa	EUR	1,300	1,972,385
Fund for Ordered Bank Restructuring (Spain),
Gov’t. Gtd. Notes
4.400%	10/21/13	Baa3	EUR	300	401,141
Instituto de Credito Oficial (Spain),
Gov’t. Gtd. Notes
1.934%(c)	03/25/14	Baa3	EUR	2,200	2,811,955
Gov’t. Gtd. Notes, MTN
3.250%	05/14/13	Baa3		1,500	1,499,714
4.875%	07/30/17	Baa3	EUR	400	535,024
6.125%	02/27/14	Baa3	AUD	100	100,357
Italy Buoni Poliennali del Tesoro (Italy),
Bonds
2.000%	06/01/13	Baa2	EUR	600	794,351
3.000%	04/15/15	Baa2	EUR	1,100	1,474,401
3.750%	04/15/16	Baa2	EUR	1,900	2,599,496
3.750%	08/01/16	Baa2	EUR	1,600	2,187,751

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
3.750%	08/01/21	Baa2	EUR	400	$515,787
4.250%	02/01/19	Baa2	EUR	500	681,494
4.250%	09/01/19	Baa2	EUR	800	1,086,800
4.500%	03/01/19	Baa2	EUR	500	690,154
5.000%	03/01/22	Baa2	EUR	600	833,316
5.000%	08/01/34	Baa2	EUR	100	131,879
5.000%	09/01/40	Baa2	EUR	400	527,707
5.750%	02/01/33	Baa2	EUR	600	861,507
Bonds, TIPS
2.100%	09/15/16	Baa2	EUR	1,250	1,778,412
2.100%	09/15/17	Baa2	EUR	300	459,448
2.100%	09/15/21	Baa2	EUR	700	938,828
Sr. Unsec’d. Notes
5.000%	08/01/39	Baa2	EUR	100	131,930
Unsec’d. Notes
5.500%	09/01/22	Baa2	EUR	2,100	3,005,528
Kommunalbanken A/S (Norway),
Sr. Unsec’d. Notes, MTN
6.500%	04/12/21	Aaa	AUD	500	598,073
Korea Housing Finance Corp. (South Korea),
Covered Bonds
4.125%	12/15/15	Aa2		$1,000	1,078,445
Malaysia Government (Malaysia),
Sr. Unsec’d. Notes
4.262%	09/15/16	A3	MYR	12,437	4,226,937
Mexican Bonos (Mexico),
Bonds
6.500%	06/10/21	Baa1	MXN	6,400	535,077
6.500%	06/09/22	Baa1	MXN	98,449	8,240,278
8.500%	11/18/38	Baa1	MXN	52,554	5,137,784
10.000%	12/05/24	Baa1	MXN	10,400	1,125,822
Mexican Udibonos (Mexico),
Bonds, TIPS
2.000%	06/09/22	Baa1	MXN	2,090	827,620
2.500%	12/10/20	Baa1	MXN	1,010	415,263
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
3.625%	03/15/22	Baa1		5,718	6,254,063
Netherlands Government (Netherlands),
Bonds
3.250%	07/15/21	Aaa	EUR	400	609,884
3.500%	07/15/20(g)	Aaa	EUR	500	772,811
4.000%	07/15/19	Aaa	EUR	1,800	2,839,003
4.500%	07/15/17	Aaa	EUR	7,600	11,855,278
Unsec’d. Notes
2.250%	07/15/22	NR	EUR	6,700	9,434,999
New South Wales Treasury Corp. (Australia),
Gov’t. Gtd. Notes
2.500%	11/20/35	Aaa	AUD	100	123,498
2.750%	11/20/25	Aaa	AUD	700	945,844
New Zealand Government (New Zealand),
Sr. Unsec’d. Notes
5.000%	03/15/19	Aaa	NZD	5,200	4,744,489
5.500%	04/15/23	Aaa	NZD	2,200	2,122,810
6.000%	12/15/17	Aaa	NZD	700	659,981
6.000%	05/15/21	Aaa	NZD	3,800	3,732,904
Panama Government International (Panama),
Sr. Unsec’d. Notes
6.700%	01/26/36	Baa2		1,796	2,550,320

SEE NOTES TO FINANCIAL STATEMENTS.

A26

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
4.000%	01/15/21	Ba1		$1,613	$1,810,593
Province of Ontario (Canada),
Debs.
6.200%	06/02/31	Aa2	CAD	100	139,830
Sr. Unsec’d. Notes
2.450%	06/29/22	Aa2		300	303,926
Unsec’d. Notes
3.150%	06/02/22	Aa2	CAD	1,500	1,560,335
Province of Quebec (Canada),
Bonds
5.000%	12/01/41	Aa2	CAD	200	253,656
Debs.
6.000%	10/01/29	Aa2	CAD	300	402,332
Notes
4.250%	12/01/21	Aa2	CAD	600	674,634
Unsec’d. Notes
3.500%	12/01/22	Aa2	CAD	900	952,831
Republic of Indonesia (Indonesia),
Unsec’d. Notes
3.750%	04/25/22	Baa3		5,330	5,683,113
5.250%	01/17/42	Baa3		5,534	6,467,863
Unsec’d. Notes, MTN
7.000%	05/17/22	NR	IDR	45,262,000	5,333,992
Republic of Italy (Italy),
Sr. Unsec’d. Notes
3.125%	01/26/15	NR		300	304,674
5.250%	09/20/16	NR		200	212,626
6.875%	09/27/23	Baa2		200	232,271
Sr. Unsec’d. Notes, MTN
6.000%	08/04/28	Baa2	GBP	1,100	1,765,159
Republic of Peru (Peru),
Sr. Unsec’d. Notes
5.625%	11/18/50	Baa2		5,592	7,250,028
7.125%	03/30/19	Baa2		8,442	11,050,578
7.840%	08/12/20	Baa2	PEN	7,156	3,533,284
Republic of Philippines (Philippines),
Sr. Unsec’d. Notes
5.500%	03/30/26	Ba1		1,973	2,495,845
Republic of Poland (Poland),
Sr. Unsec’d. Notes
5.000%	03/23/22	A2		8,273	9,770,413
Republic of South Africa (South Africa),
Sr. Unsec’d. Notes
8.250%	09/15/17	Baa1	ZAR	1,000	129,755
Republic of Turkey (Turkey),
Sr. Unsec’d. Notes
6.250%	09/26/22	Ba1		9,963	12,418,879
6.750%	05/30/40	Ba1		4,829	6,543,295
7.500%	07/14/17	Ba1		8,017	9,758,292
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes
5.625%	04/04/42	Baa1		4,800	5,964,000
7.500%	03/31/30	Baa1		14,035	18,026,875
Spanish Government (Spain),
Bonds
3.750%	10/31/15	Baa3	EUR	700	929,773
3.800%	01/31/17	Baa3	EUR	1,200	1,576,283
5.500%	04/30/21	Baa3	EUR	100	135,058

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Sr. Unsec’d. Notes
5.500%	07/30/17	Baa3	EUR	7,500	$10,482,775
Sr. Unsec’d. Notes, MTN
3.625%	06/17/13	Baa3		$1,300	1,299,961
Sr. Unsub. Notes
5.850%	01/31/22	Baa3	EUR	400	549,736
Unsec’d. Notes
3.250%	04/30/16	Baa3	EUR	400	522,122
4.000%	07/30/15	Baa3	EUR	800	1,075,164
4.200%	01/31/37	Baa3	EUR	400	421,317
4.250%	10/31/16	Baa3	EUR	1,400	1,874,551
United Kingdom Gilt (United Kingdom),
Bonds
4.250%	12/07/27	Aaa	GBP	1,200	2,417,369
4.250%	09/07/39	Aaa	GBP	100	198,293
4.250%	12/07/40	Aaa	GBP	600	1,189,493
4.500%	09/07/34	Aaa	GBP	200	412,300
4.750%	12/07/30	Aaa	GBP	3,400	7,241,963
4.750%	12/07/38	Aaa	GBP	200	428,506
Unsec’d. Notes
4.250%	03/07/36	Aaa	GBP	2,600	5,171,617
6.000%	12/07/28	Aaa	GBP	800	1,927,608
United Kingdom Gilt Inflation Linked (United Kingdom),
Bonds
0.125%	03/22/24	NR	GBP	3,500	6,267,244
1.250%	11/22/32	Aaa	GBP	50	116,947
Bonds, TIPS
1.875%	11/22/22	Aaa	GBP	4,900	12,221,072
Unsec’d. Notes, TIPS
0.375%	03/22/62	Aaa	GBP	100	192,318
United Mexican States (Mexico),
Sr. Unsec’d. Notes, MTN
4.750%	03/08/44	Baa1		1,308	1,478,040
Venezuela Government International (Venezuela),
Sr. Unsec’d. Notes
5.750%	02/26/16	B2		1,635	1,557,337
7.750%	10/13/19	B2		26,858	25,313,665
9.250%	09/15/27	B2		7,674	7,674,000

TOTAL FOREIGN GOVERNMENT BONDS (cost $352,443,462)					361,694,557

MUNICIPAL BONDS
California
City of Riverside CA Electric Revenue,
Revenue Bonds
7.455%	10/01/30	AA-(d)		600	779,460
Orange County Local Transportation Authority,
Revenue Bonds
6.908%	02/15/41	Aa2		600	840,462

					1,619,922

TOTAL MUNICIPAL BONDS (cost $1,200,000)					1,619,922

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
American General Mortgage Loan Trust,
Series 2010-1A, Class A1, 144A
5.150%(c)	03/25/58	Aaa		382	394,298

SEE NOTES TO FINANCIAL STATEMENTS.

A27

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Assets LLC,
Series 2006-1, Class 2A1
0.400%(c)	05/25/46	Ca		$183	$121,853
Arran Residential Mortgages Funding PLC,
Series 2010-1A, Class A1B
1.391%(c)	05/16/47	Aaa	EUR	20	26,280
Banc of America Funding Corp.,
Series 2005-7, Class 4A3
5.750%	11/25/35	B1		477	501,389
Series 2006-I, Class 4A1
5.927%(c)	10/20/46	D(d)		211	155,698
Banc of America Mortgage Securities, Inc.,
Series 2005-D, Class 2A7
3.090%(c)	05/25/35	Caa2		500	428,309
BCAP LLC Trust,
Series 2011-RR5, Class 5A1, 144A
5.250%	08/26/37	NR		572	568,506
Series 2011-RR5, Class 12A1, 144A
5.430%(c)	03/26/37	NR		200	166,000
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-7, Class 6A
2.866%(c)	10/25/33	A2		99	99,554
Series 2005-1, Class 2A1
2.909%(c)	03/25/35	Caa2		52	46,164
Series 2005-8, Class A3, 144A
5.141%(c)	08/25/35	B3		320	326,571
Series 2005-10, Class A2
2.662%(c)	10/25/35	BB+(d)		340	346,396
Bear Stearns Alt-A Trust,
Series 2006-6, Class 31A1
2.924%(c)	11/25/36	Caa3		197	131,178
Berica ABS SRL (Italy),
Series 2011-1, Class A1
0.485%	12/30/55	A2	EUR	1,300	1,590,588
Berica Residential MBS Srl (Italy),
Series 8, Class A
0.646%(c)	03/31/48	A2	EUR	1,177	1,372,608
Citicorp Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.000%	04/25/37	B3		184	187,458
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-10, Class 22AA
3.091%(c)	09/25/37	D(d)		241	182,147
Countrywide Alternative Loan Trust,
Series 2006-OA9, Class 2A1A
0.421%(c)	07/20/46	Ca		221	108,885
Series 2006-OA17, Class 1A1A
0.406%(c)	12/20/46	Ca		290	185,053
Series 2007-OA4, Class A1
0.380%(c)	05/25/47	Ca		553	391,640
Series 2007-OA6, Class A1B
0.410%(c)	06/25/37	Caa3		381	296,947
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-46, Class 7A1
4.262%(c)	01/19/34	A2		100	100,869
Series 2004-12, Class 12A1
2.860%(c)	08/25/34	Caa1		174	152,572

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Crusade Global Trust (Australia),
Series 2005-1, Class A3
3.250%(c)	06/17/37	Aaa	AUD	265	$270,951
Deutsche Mortgage Securities, Inc.,
Series 2010-RS2, Class A1, 144A
1.462%(c)	06/28/47	AAA(d)		$13	12,878
Eurosail PLC (United Kingdom),
Series 2006-4X, Class A3A
0.350%(c)	12/10/44	Aa2	EUR	419	500,052
Series 2006-4X, Class A3C
0.679%(c)	12/10/44	Aa2	GBP	1,006	1,474,327
Fannie Mae REMICS,
Series 2010-123, Class FK
0.660%(c)	11/25/40	Aaa		884	890,080
Series 2010-123, Class FL
0.640%(c)	11/25/40	Aaa		787	790,576
Series 2011-3, Class FA
0.890%(c)	02/25/41	Aaa		431	434,107
FDIC Structured Sale Guaranteed Notes,
Series 2010-S2, Class 1A, 144A
0.710%(c)	11/29/37	NR		963	964,433
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
0.559%(c)	11/15/31	Aa3		234	231,739
Fosse Master Issuer PLC (United Kingdom),
Series 2012-1A, Class 2B2, 144A
2.633%(c)	10/18/54	Aa3	GBP	900	1,489,624
Freddie Mac REMICS,
Series 2752, Class FM
0.559%(c)	12/15/30	Aaa		23	23,124
Series 3172, Class FK
0.659%(c)	08/15/33	Aaa		472	474,648
Series 3397, Class FC
0.809%(c)	12/15/37	Aaa		389	392,487
Freddie Mac Strips,
Series 278, Class F1
0.659%(c)	09/15/42	Aaa		596	597,315
Gosforth Funding PLC (United Kingdom),
Series 2011-1, Class A2
1.979%(c)	04/24/47	Aaa	GBP	1,000	1,658,913
Government National Mortgage Assoc.,
Series 2007-8, Class FA
0.511%(c)	03/20/37	Aaa		671	672,067
Granite Mortgages PLC (United Kingdom),
Series 2003-3, Class 3A
0.909%(c)	01/20/44	Aaa	GBP	749	1,205,387
Series 2004-3, Class 3A2
0.898%(c)	09/20/44	Aaa	GBP	871	1,395,249
GSR Mortgage Loan Trust,
Series 2003-1, Class A2
1.920%(c)	03/25/33	A2		118	118,191
Series 2005-AR1, Class 1A1
3.004%(c)	01/25/35	BBB+(d)		36	35,446
Series 2005-AR3, Class 6A1
3.013%(c)	05/25/35	Caa2		318	293,401
Series 2005-AR6, Class 4A5
2.649%(c)	09/25/35	BBB-(d)		500	463,519

SEE NOTES TO FINANCIAL STATEMENTS.

A28

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Harborview Mortgage Loan Trust,
Series 2005-13, Class 2A11
0.490%(c)	02/19/36	Caa3		$282	$187,924
Holmes Master Issuer PLC (United Kingdom),
Series 2010-1A, Class A3, 144A
1.610%(c)	10/15/54	Aaa	EUR	951	1,265,381
Series 2011-1X, Class A3
1.560%(c)	10/15/54	Aaa	EUR	1,000	1,331,467
Impac CMB Trust,
Series 2004-11, Class 2A1
0.870%(c)	03/25/35	Caa2		301	258,542
Indymac INDA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1
3.118%(c)	11/25/35	Caa1		101	84,666
Indymac Index Mortgage Loan Trust,
Series 2006-AR12, Class A1
0.400%(c)	09/25/46	Caa2		215	149,536
JPMorgan Mortgage Trust,
Series 2005-A6, Class 2A1
3.105%(c)	08/25/35	B(d)		86	84,896
Series 2007-A1, Class 1A1
3.048%(c)	07/25/35	Ba3		97	98,704
Mansard Mortgages PLC (United Kingdom),
Series 2007-2X, Class A1
1.169%(c)	12/15/49	AA-(d)	GBP	556	829,941
Maxis Loans Securitisation (Australia),
Series 2009-1, Class A1
4.820%(c)	09/12/39	AAA(d)	AUD	133	139,562
Medallion Trust (Australia),
Series 2005-1G, Class A2
3.240%(c)	05/10/36	Aaa	AUD	254	260,944
Mellon Residential Funding Corp.,
Series 1999-TBC3, Class A2
2.610%(c)	10/20/29	AAA(d)		31	30,965
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-A2, Class 1A1
2.482%(c)	02/25/33	BB+(d)		102	94,186
Series 2005-A10, Class A
0.420%(c)	02/25/36	B2		117	101,792
Morgan Stanley Mortgage Loan Trust,
Series 2005-4, Class 5A3
5.500%	08/25/35	B2		165	171,600
NCUA Guaranteed Notes,
Series 2010-R1, Class 1A
0.663%(c)	10/07/20	Aaa		263	264,357
Series 2010-R2, Class 2A
0.678%(c)	11/05/20	Aaa		2,423	2,431,155
Series 2010-R3, Class 1A
0.768%(c)	12/08/20	Aaa		169	169,783
Series 2010-R3, Class 2A
0.773%(c)	12/08/20	Aaa		1,502	1,509,965
Series 2011-R1, Class 1A
0.658%(c)	01/08/20	Aaa		548	548,609
Newgate Funding PLC (United Kingdom),
Series 2007-3X, Class A3
1.519%(c)	12/15/50	Aa2	GBP	1,100	1,429,509
Series 2007-3X, Class BA
1.769%(c)	12/15/49	Baa2	GBP	300	331,389

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Residential Accredit Loans, Inc.,
Series 2007-QH7, Class 1A1
0.460%(c)	08/25/37	Caa3		$673	$491,223
Residential Funding Mortgage Securities I,
Series 2003-S9, Class A1
6.500%	03/25/32	A(d)		17	18,184
ResLoC UK PLC (United Kingdom),
Series 2007-1X, Class A3B
0.679%(c)	12/15/43	Aa2	GBP	373	543,878
RMAC Securities PLC (United Kingdom),
Series 2006-NS2X, Class A2C
0.333%(c)	06/12/44	Aa2	EUR	932	1,099,528
Sequoia Mortgage Trust,
Series 2003-4, Class 2A1
0.561%(c)	07/20/33	Aa2		282	276,496
Series 2007-3, Class 1A1
0.411%(c)	07/20/36	B1		140	127,188
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-18, Class 5A
5.500%(c)	12/25/34	B3		225	217,016
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR5, Class A2
0.460%(c)	07/19/35	A1		592	577,817
Series 2006-AR6, Class 2A1
0.400%(c)	07/25/46	Caa3		275	183,060
Superannuation Members Home Loan Programme (The) (Australia),
Series 2009-3, Class A1
4.510%(c)	11/07/40	AAA(d)	AUD	216	223,496
Thornburg Mortgage Securities Trust,
Series 2003-5, Class 1A
2.822%(c)	10/25/43	A+(d)		132	130,735
Series 2007-3, Class 2A1
1.461%(c)	06/25/47	B3		105	92,864
Series 2007-3, Class 3A1
5.750%(c)	06/25/47	Caa1		225	197,956
Series 2007-3, Class 4A1
5.750%(c)	06/25/47	B3		230	226,557
Torrens Trust (Australia),
Series 2005-3E, Class A1
0.390%(c)	10/15/36	Aaa	EUR	382	501,821
Washington Mutual Mortgage Pass-Through Certificates,
Series 2003-AR5, Class A7
2.454%(c)	06/25/33	A3		92	93,476
Series 2005-AR10, Class 3A1
5.324%(c)	08/25/35	CC(d)		19	18,211
Series 2005-AR12, Class 1A6
2.472%(c)	10/25/35	CC(d)		600	558,731
Series 2005-AR14, Class 2A1
2.915%(c)	12/25/35	CCC(d)		300	289,667
Series 2006-AR7, Class 3A
2.511%(c)	07/25/46	B2		428	388,317
Series 2006-AR14, Class 1A4
2.423%(c)	11/25/36	D(d)		524	419,799
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR6, Class 3A1
2.760%(c)	03/25/36	B3		381	366,151

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $38,956,703)					41,086,521

SEE NOTES TO FINANCIAL STATEMENTS.

A29

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

		Principal
Interest Rate	Maturity Date	Amount (000)#		Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.5%
Federal Home Loan Mortgage Corp.
2.000%	03/14/19	$1,000		$1,003,010
2.500%	10/02/19	900		931,608
Federal National Mortgage Assoc.
0.750%	12/18/13	1,800		1,810,368
1.250%	03/14/14	600		607,490
2.568%(c)	09/01/19	—	(r)	363
2.700%	03/28/22	1,800		1,808,725
3.500%	TBA	9,000		9,595,195
4.000%	11/01/40	1,405		1,507,973
4.000%	TBA	12,000		12,862,500
4.500%	07/01/41	2,032		2,205,396
5.500%	12/01/36	1,128		1,227,208
3.000%	TBA	2,000		2,091,250
Small Business Administration Participation Certificates
5.600%	09/01/28	466		541,793

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $35,852,594)				36,192,879

U.S. TREASURY OBLIGATIONS — 2.3%
U.S. Treasury Bonds
3.125%	11/15/41(k)	800		837,375
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.125%	04/15/16(k)	12,200		13,462,584
0.125%	04/15/17-07/15/22	32,450		35,472,596
0.500%	04/15/15	300		334,133
0.625%	07/15/21	450		524,997
0.750%	02/15/42	1,250		1,401,516
1.250%	04/15/14	5,600		6,310,281
1.250%	07/15/20	15,500		19,502,774
1.375%	01/15/20	5,000		6,340,123
1.625%	01/15/15-01/15/18	600		771,594
1.750%	01/15/28	3,600		5,145,466
1.875%	07/15/13-07/15/19	5,000		6,433,655
2.000%	01/15/14-01/15/26	6,500		8,474,866
2.375%	01/15/25(k)	10,900		18,044,364
2.375%	01/15/27	6,800		10,754,167
2.500%	01/15/29	5,800		8,912,605
2.625%	07/15/17(k)	4,600		6,152,102
3.625%	04/15/28	6,400		14,509,377
3.875%	04/15/29	3,200		7,463,311
U.S. Treasury Notes
0.750%	12/15/13	37		37,197

TOTAL U.S. TREASURY OBLIGATIONS (cost $172,596,089)				170,885,083

TOTAL LONG-TERM INVESTMENTS (cost $6,068,067,503)				6,509,058,947

		Shares	Value (Note 2)

SHORT-TERM INVESTMENTS — 19.3%
AFFILIATED MONEY MARKET MUTUAL FUND — 15.2%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,150,231,305; includes $121,050,994 of cash collateral received for securities on loan)(b)(w) (Note 4)		1,150,231,305	$1,150,231,305

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n) —2.6%
U.S. Treasury Bills
0.046%	03/21/13(k)	$4,700	4,699,643
0.050%	03/21/13(k)	9,000	8,999,316
0.076%	03/21/13(k)	400	399,969
0.085%	06/27/13(k)	15,900	15,891,461
0.091%	03/21/13(k)	800	799,939
0.096%	01/17/13	26,000	25,999,511
0.100%	06/20/13(k)	42,331	42,310,131
0.120%	05/30/13(k)	85,300	85,264,089
0.130%	12/12/13	270	269,633
0.135%	03/28/13-05/23/13	3,433	3,431,733
0.140%	12/12/13	136	135,815
0.143%	12/12/13	420	419,429
0.145%	12/12/13	8,100	8,088,984
0.145%	12/12/13	389	388,471
0.164%	11/14/13	450	449,438
0.165%	11/14/13	650	649,188
0.172%	05/30/13	159	158,933
0.180%	11/14/13	361	360,549
0.182%	05/30/13	215	214,910
0.185%	05/02/13	11	10,997
0.205%	06/27/13	873	872,531
0.787%	02/21/13	172	171,994

TOTAL U.S. TREASURY OBLIGATIONS (cost $199,980,294)			199,986,664

REPURCHASE AGREEMENTS(m) —1.2%
Barclays Capital, Inc., 0.160%, dated 12/21/12, due 01/11/13 in the amount of $8,900, 831(g)		8,900	8,900,000
Citigroup Global Markets, Inc., 0.270%, dated 12/31/12, due 01/02/13 in the amount of $2,200,033		2,200	2,200,000
Citigroup Global Markets, Inc., 0.270%, dated 12/31/12, due 01/02/13 in the amount of $8,100,122		8,100	8,100,000
Credit Suisse Securities (USA) LLC, 0.220%, dated 12/31/12, due 01/02/13 in the amount of $10,000,122		10,000	10,000,000
Credit Suisse Securities (USA) LLC, 0.230%, dated 12/31/12, due 01/02/13 in the amount of $2,200,028		2,200	2,200,000

SEE NOTES TO FINANCIAL STATEMENTS.

A30

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Principal Amount (000)#	Value (Note 2)

REPURCHASE AGREEMENTS(m) (continued)
Goldman Sachs & Co., 0.280%, dated 12/31/12, due 01/02/13 in the amount of $2,200,034	$2,200	$2,200,000
JPMorgan Securities LLC, 0.250%, dated 12/31/12, due 01/02/13 inthe amount of $6,600,092	6,600	6,600,000
Morgan Stanley & Co. LLC, 0.260%, dated 12/31/12, due 01/02/13 in the amount of $2,200,032	2,200	2,200,000
Morgan Stanley & Co. LLC, 0.260%, dated 12/31/12, due 01/02/13 in the amount of $5,500,079	5,500	5,500,000
RBS Securities, Inc., 0.220%, dated 12/06/12, due 01/04/13 inthe amount of $14,002,481	14,000	14,000,000
RBS Securities, Inc., 0.220%, dated 12/31/12, due 01/02/13 inthe amount of $4,400,054	4,400	4,400,000
RBS Securities, Inc., 0.230%, dated 12/31/12, due 01/02/13 inthe amount of $4,400,056	4,400	4,400,000
RBS Securities, Inc., 0.240%, dated 12/31/12, due 01/02/13 in the amount of $11,000,147	11,000	11,000,000
UBS Securities LLC, 0.250%, dated 12/31/12, due 01/02/13 in the amount of $9,600,133	9,600	9,600,000

TOTAL REPURCHASE AGREEMENTS (cost $91,300,000)		91,300,000

Interest Rate	Maturity Date

FOREIGN TREASURY OBLIGATIONS(n) — 0.2%
Italy Buoni Ordinari del Tesoro
1.140%	09/13/13	EUR	1,100	1,439,772
Mexico Cetes
4.470%	04/04/13	MXN	900,000	6,885,892
4.800%	04/18/13	MXN	1,150,000	8,783,515

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $17,124,573)				17,109,179

CERTIFICATES OF DEPOSIT(n) — 0.1%
Dexia Credit Local SA
1.400%	09/20/13		500	499,545
1.700%	09/06/13		3,100	3,103,644

TOTAL CERTIFICATES OF DEPOSIT (cost $3,600,000)				3,603,189

COMMERCIAL PAPER(n)
Abbey National America LLC
1.000%	04/03/13		600	599,278
Santander SA
2.200%	04/02/13		300	299,155
Standard Chartered
0.950%	10/01/13		1,500	1,493,574

TOTAL COMMERCIAL PAPER (cost $2,385,993)				2,392,007

	Counterparty	Notional Amount (000)#		Value (Note 2)

OPTIONS PURCHASED*
Call Options
S&P 500 Index,
expiring 02/16/13, Strike Price $1,440.00		$8		$184,680
expiring 03/16/13, Strike Price $1,420.00		—	(r)	16,400

				201,080

Put Options
Interest Rate Swap Options, Pay a fixed rate of 3. 88% and receive a floating rate based on 3-month LIBOR, expiring 04/14/14	Deutsche Bank	1,000		17,934
Pay a fixed rate of 3. 45% and receive a floating rate based on 3-month LIBOR, expiring 09/21/15 America	Bank of America	2,000		151,324
Pay a fixed rate of 3. 45% and receive a floating rate based on 3-month LIBOR, expiring 09/21/15 Markets	Citigroup Global	1,200		90,794
Knight Capital Group, Inc.,
expiring 07/20/13, Strike Price $4.00		4		2,730
expiring 07/20/13, Strike Price $5.00 S&P 500 Index,		1		2,310
expiring 01/19/13 Strike Price $1,150.00		57		19,950
expiring 01/19/13, Strike Price $1,170.00		23		11,400
expiring 01/19/13, Strike Price $1,175.00		38		17,100
expiring 01/19/13, Strike Price $1,200.00		46		20,520
expiring 01/19/13, Strike Price $1,430.00		7		154,660
expiring 03/16/13, Strike Price $1,075.00		29		44,175
expiring 03/16/13, Strike Price $1,125.00		19		49,970

				582,867

TOTAL OPTIONS PURCHASED (cost $1,064,611)				783,947

TOTAL SHORT-TERM INVESTMENTS (cost $1,465,686,776)				1,465,406,291

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 105.1% (cost $7,533,754,279)				7,974,465,238

SEE NOTES TO FINANCIAL STATEMENTS.

A31

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT — (6.2)%
COMMON STOCKS — (6.1)%	Shares	Value (Note 2)

Advertising
Interpublic Group of Cos., Inc. (The)	24,890	$(274,288)
Omnicom Group, Inc.	41,038	(2,050,258)

		(2,324,546)

Aerospace & Defense — (0.1)%
Aerovironment, Inc.*	7,600	(165,224)
Boeing Co. (The)	11,529	(868,825)
Hexcel Corp.*	8,900	(239,944)
L-3 Communications Holdings, Inc.	2,105	(161,285)
Lockheed Martin Corp.	20,315	(1,874,871)
Orbital Sciences Corp.*	12,700	(174,879)
Precision Castparts Corp.	4,800	(909,216)
Raytheon Co.	16,796	(966,778)
Rockwell Collins, Inc.	15,600	(907,452)
Textron, Inc.	85,210	(2,112,356)
TransDigm Group, Inc.	2,100	(286,356)

		(8,667,186)

Agriculture
Alliance One International, Inc.*	75,548	(274,995)
Vector Group Ltd.	43,290	(643,722)

		(918,717)

Air Freight & Logistics
Atlas Air Worldwide Holdings, Inc.*	8,400	(372,204)
United Parcel Service, Inc. (Class B Stock)	5,904	(435,302)

		(807,506)

Airlines
Copa Holdings SA (Panama)	500	(49,725)
Hawaiian Holdings, Inc.*	4,100	(26,937)
JetBlue Airways Corp.*	46,713	(266,731)

		(343,393)

Auto Components — (0.1)%
American Axle & Manufacturing Holdings, Inc.*	38,100	(426,720)
BorgWarner, Inc.*	1,400	(100,268)
Cooper Tire & Rubber Co.	8,100	(205,416)
Fuel Systems Solutions, Inc.*	8,800	(129,360)
Gentex Corp.	68,020	(1,280,136)
Gentherm, Inc.*	8,300	(110,390)
TRW Automotive Holdings Corp.*	21,082	(1,130,206)
Visteon Corp.*	11,800	(635,076)

		(4,017,572)

Auto Parts & Equipment
Autoliv, Inc.	3,970	(267,538)

Automobile Manufacturers
Ford Motor Co.	93,353	(1,208,921)
Navistar International Corp.*	2,735	(59,541)

		(1,268,462)

Automobiles
Volkswagen AG (Germany)	7,463	(1,712,388)
Beverages
Brown-Forman Corp. (Class B Stock)	14,855	(939,579)
Monster Beverage Corp.*	4,800	(253,824)

		(1,193,403)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Biotechnology — (0.2)%
Achillion Pharmaceuticals, Inc.*	34,600	$(277,492)
Affymax, Inc.*	18,800	(357,200)
Amgen, Inc.	11,337	(978,610)
Ariad Pharmaceuticals, Inc.*	6,000	(115,080)
Cepheid, Inc.*	21,300	(720,153)
Enzon Pharmaceuticals, Inc.	3,326	(14,734)
Exelixis, Inc.*	68,634	(313,657)
Gilead Sciences, Inc.*	31,491	(2,313,014)
Halozyme Therapeutics, Inc.*	23,700	(159,027)
Idenix Pharmaceuticals, Inc.*	17,600	(85,360)
Incyte Corp. Ltd.*	31,400	(521,554)
Infinity Pharmaceuticals, Inc.*	9,900	(346,500)
Medicines Co. (The)*	2,363	(56,641)
Medivation, Inc.*	7,240	(370,398)
NPS Pharmaceuticals, Inc.*	6,300	(57,330)
Onyx Pharmaceuticals, Inc.*	11,400	(861,042)
PDL BioPharma, Inc.	71,667	(505,252)
Regeneron Pharmaceuticals, Inc.*	26,678	(4,563,805)
Sequenom, Inc.*	242,100	(1,142,712)
Synta Pharmaceuticals Corp.*	4,100	(36,982)
Theravance, Inc.*	13,200	(293,964)
United Therapeutics Corp.*	3,310	(176,820)

		(14,267,327)

Building Materials
Cemex SAB de CV (Mexico), ADR*	7,572	(74,736)
Trex Co., Inc.*	9,293	(345,978)

		(420,714)

Building Products
Masco Corp.	15,400	(256,564)
Owens Corning*	26,400	(976,536)
Quanex Building Products Corp.	5,200	(106,132)

		(1,339,232)

Capital Markets
Affiliated Managers Group, Inc.*	2,500	(325,375)
Evercore Partners, Inc. (Class A Stock)	8,000	(241,520)
Janus Capital Group, Inc.	38,800	(330,576)
Lazard Ltd. (Bermuda)	2,700	(80,568)
Northern Trust Corp.	10,609	(532,147)
Piper Jaffray Cos.*	2,600	(83,538)
Stifel Financial Corp.*	7,361	(235,331)
T. Rowe Price Group, Inc.	12,255	(798,168)

		(2,627,223)

Chemicals — (0.2)%
Airgas, Inc.	3,800	(346,902)
Cabot Corp.	9,470	(376,811)
Calgon Carbon Corp.*	17,200	(243,896)
Celanese Corp.	3,770	(167,878)
Dow Chemical Co. (The)	19,600	(633,472)
Ecolab, Inc.	21,020	(1,511,338)
EI Du Pont de Nemours & Co.	3,100	(139,407)
Flotek Industries, Inc.*	23,500	(286,700)
Intrepid Potash, Inc.	26,000	(553,540)
Kraton Performance Polymers, Inc.*	6,800	(163,404)
Monsanto Co.	1,500	(141,975)

SEE NOTES TO FINANCIAL STATEMENTS.

A32

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
OM Group, Inc.*	5,491	$(121,900)
PolyOne Corp.	44,079	(900,093)
Praxair, Inc	22,509	(2,463,610)
Scotts Miracle-Gro Co. (The) (Class A Stock)	11,600	(510,980)
Sherwin-Williams Co. (The)	1,686	(259,341)
Sigma-Aldrich Corp.	15,290	(1,125,038)
Valspar Corp. (The)	16,189	(1,010,194)
Zoltek Cos., Inc.*	8,100	(62,775)

		(11,019,254)

Commercial Banks — (0.3)%
Associated Banc-Corp.	747	(9,801)
BancorpSouth, Inc.	14,100	(205,014)
Bank of Hawaii Corp.	19,601	(863,424)
Bank of New York Mellon Corp. (The)	10,620	(272,934)
Bank of The Ozarks, Inc.	1,100	(36,817)
BB&T Corp.	10,010	(291,391)
Boston Private Financial Holdings, Inc.	18,198	(163,964)
City National Corp.	1,800	(89,136)
Columbia Banking System, Inc.	29,325	(526,091)
Commerce Bancshares, Inc.	18,635	(653,343)
Community Bank System, Inc.	7,800	(213,408)
Cullen/Frost Bankers, Inc.	26,824	(1,455,738)
First Financial Bancorp	3,400	(49,708)
First Horizon National Corp.	106,090	(1,051,352)
FirstMerit Corp.	75,222	(1,067,400)
FNB Corp.	9,500	(100,890)
Glacier Bancorp, Inc.	5,700	(83,847)
Iberiabank Corp.	2,800	(137,536)
M&T Bank Corp.	53,081	(5,226,886)
PacWest Bancorp	15,487	(383,768)
Pinnacle Financial Partners, Inc.*	2,700	(50,868)
PrivateBancorp, Inc.	2,500	(38,300)
Prosperity Bancshares, Inc.	15,050	(632,100)
Signature Bank*	8,000	(570,720)
SVB Financial Group*	2,100	(117,537)
TCF Financial Corp.	38,000	(461,700)
Trustmark Corp.	41,277	(927,081)
UMB Financial Corp.	24,571	(1,077,193)
US Bancorp.	14,950	(477,503)
Valley National Bancorp	125,598	(1,168,062)
Westamerica Bancorporation	4,600	(195,914)
Wintrust Financial Corp.	51,810	(1,901,427)
Zions Bancorporation	19,400	(415,160)

		(20,916,013)

Commercial Services & Supplies — (0.1)%
CBIZ, Inc.*	18,552	(109,642)
Cenveo, Inc.*	50,809	(137,184)
Clean Harbors, Inc.*	9,400	(517,094)
Coinstar, Inc.*	19,730	(1,026,157)
Covanta Holding Corp.	12,400	(228,408)
GEO Group, Inc. (The)	19,673	(554,779)
HNI Corp.	3,000	(90,180)
Innerworkings, Inc.*	9,100	(125,398)
Iron Mountain, Inc.	19,820	(615,411)
PHH Corp.*	113,314	(2,577,894)
Stericycle, Inc.*	600	(55,962)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies (continued)
Tyco International Ltd. (Switzerland)	25,300	$(740,025)
Waste Connections, Inc.	22,200	(750,138)

		(7,528,272)

Communications Equipment — (0.1)%
Acme Packet, Inc.*	31,100	(687,932)
Ciena Corp.*	96,651	(1,517,421)
DigitalGlobe, Inc.*	81,774	(1,998,557)
Finisar Corp.*	46,000	(749,800)
Infinera Corp.*	33,900	(196,959)
JDS Uniphase Corp.*	22,045	(298,489)
Motorola Solutions, Inc.	7,582	(422,166)
Procera Networks, Inc.*	7,800	(144,690)
Viasat, Inc.*	15,300	(595,170)

		(6,611,184)

Computers & Peripherals — (0.1)%
3D Systems Corp.*	53,111	(2,833,472)
Dell, Inc.	21,287	(215,637)
EMC Corp.*	10,520	(266,156)
International Business Machines Corp.	13,194	(2,527,311)
NetApp, Inc.*	12,168	(408,236)
Quantum Corp.*	57,946	(71,853)
Seagate Technology PLC (Ireland)	9,770	(297,790)
Synaptics, Inc.*	2,800	(83,916)
Western Digital Corp.	5,790	(246,017)

		(6,950,388)

Construction & Engineering
Aegion Corp.*	8,200	(181,958)
Chicago Bridge & Iron Co. NV (Netherlands)	5,881	(272,584)
Dycom Industries, Inc.*	11,700	(231,660)
Granite Construction, Inc.	7,500	(252,150)

		(938,352)

Consumer Finance
American Express Co.	2,700	(155,196)
Capital One Financial Corp.	1,200	(69,516)
DFC Global Corp.*	9,083	(168,126)
First Cash Financial Services, Inc.*	1,300	(64,506)
Netspend Holdings, Inc.*	4,600	(54,372)

		(511,716)

Containers & Packaging
Aptargroup, Inc.	4,700	(224,284)
Bemis Co., Inc.	4,800	(160,608)
Boise, Inc.	18,000	(143,100)
Myers Industries, Inc.	3,600	(54,540)
Sealed Air Corp.	48,500	(849,235)

		(1,431,767)

Distributors
LKQ Corp.*	12,800	(270,080)

Diversified Consumer Services
DeVry, Inc.	7,900	(187,467)
K12, Inc.*	9,600	(196,224)
Matthews International Corp. (Class A Stock)	11,500	(369,150)

SEE NOTES TO FINANCIAL STATEMENTS.

A33

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Consumer Services (continued)
Regis Corp.	65,549	$(1,109,089)
Sotheby’s	32,421	(1,089,994)

		(2,951,924)

Diversified Financial Services — (0.1)%
BGC Partners, Inc. (Class A Stock)	3,963	(13,712)
BlackRock, Inc.	2,000	(413,420)
Federated Investors, Inc. (Class B Stock)	9,434	(190,850)
Franklin Resources, Inc.	7,537	(947,401)
IntercontinentalExchange, Inc.*	9,423	(1,166,662)
Leucadia National Corp.	32,318	(768,845)
MarketAxess Holdings, Inc.	9,700	(342,410)
Moody’s Corp.	13,300	(669,256)
Penson Worldwide, Inc.*	32,656	(1,045)

		(4,513,601)

Diversified Telecommunication Services
AT&T, Inc.	59,065	(1,991,081)
CenturyLink, Inc.	1,900	(74,328)
Cincinnati Bell, Inc.*	56,700	(310,716)

		(2,376,125)

Electric Utilities — (0.1)%
Duke Energy Corp.	23,130	(1,475,694)
Edison International	16,409	(741,523)
Entergy Corp.	13,863	(883,766)
NextEra Energy, Inc.	5,921	(409,674)
Northeast Utilities.	4,500	(175,860)
Otter Tail Corp.	2,900	(72,500)
Pepco Holdings, Inc.	11,500	(225,515)
PPL Corp.	20,779	(594,903)
Southern Co. (The)	19,840	(849,350)
UIL Holdings Corp.	10,600	(379,586)
UNS Energy Corp.	8,500	(360,570)

		(6,168,941)

Electrical Equipment — (0.1)%
Eaton Corp. PLC (Ireland)	25,781	(1,397,330)
General Cable Corp.*	49,122	(1,493,800)
II-VI, Inc.*	10,900	(199,143)
Regal-Beloit Corp.	5,900	(415,773)
Rockwell Automation, Inc.	17,195	(1,444,208)

		(4,950,254)

Electronic Equipment, Instruments & Components — (0.1)%
Agilent Technologies, Inc.	6,834	(279,784)
Cognex Corp.	6,900	(254,058)
Coherent, Inc.	1,100	(55,682)
FARO Technologies, Inc.*	3,700	(132,016)
FEI Co.	9,800	(543,508)
Itron, Inc.*	4,300	(191,565)
Maxwell Technologies, Inc.*	12,500	(103,625)
Measurement Specialties, Inc.*	2,300	(79,028)
Molex, Inc.	11,593	(316,837)
National Instruments Corp.	14,700	(379,407)
Newport Corp.*	5,100	(68,595)
RealD, Inc.*	5,700	(63,897)
Rofin-Sinar Technologies, Inc.*	4,500	(97,560)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment, Instruments & Components (continued)
TTM Technologies, Inc.*	19,420	$(178,664)
Vishay Intertechnology, Inc.*	67,558	(718,142)

		(3,462,368)

Energy Equipment & Services — (0.1)%
Baker Hughes, Inc.	4,500	(183,780)
Basic Energy Services, Inc.*	21,300	(243,033)
Cameron International Corp.*	16,900	(954,174)
Diamond Offshore Drilling, Inc.	10,859	(737,978)
Dresser-Rand Group, Inc.*	9,400	(527,716)
Dril-Quip, Inc.*	2,100	(153,405)
Exterran Holdings, Inc.*	12,527	(274,592)
FMC Technologies, Inc.*	20,900	(895,147)
Forum Energy Technologies, Inc.	10,400	(257,400)
Hornbeck Offshore Services, Inc.*	18,000	(618,120)
Lufkin Industries, Inc.	15,400	(895,202)
Newpark Resources, Inc.*	39,400	(309,290)
Patterson-UTI Energy, Inc.	47,300	(881,199)
Pioneer Energy Services Corp.*	20,200	(146,652)

		(7,077,688)

Farming & Agriculture
Lorillard, Inc.	2,458	(286,775)
Universal Corp.	7,812	(389,897)

		(676,672)

Food & Staples Retailing
Casey’s General Stores, Inc.	1,500	(79,650)
CVS Caremark Corp.	3,530	(170,676)
Pricesmart, Inc.	4,700	(362,135)
Safeway, Inc.	11,960	(216,356)
Susser Holdings Corp.*	6,600	(227,634)
United Natural Foods, Inc.*	10,300	(551,977)
Walgreen Co.	5,980	(221,320)

		(1,829,748)

Food Products — (0.1)%
B&G Foods, Inc.	14,500	(410,495)
Boulder Brands, Inc.*	16,600	(214,140)
Chiquita Brands International, Inc.*	6,349	(52,379)
H.J. Heinz Co.	16,400	(945,952)
Hain Celestial Group, Inc. (The)*	3,700	(200,614)
Hershey Co. (The).	36,563	(2,640,580)
Mead Johnson Nutrition Co.	8,898	(586,289)
Smithfield Foods, Inc.*	21,495	(463,647)
Tootsie Roll Industries, Inc.	7,433	(192,663)
TreeHouse Foods, Inc.*	5,400	(281,502)

		(5,988,261)

Gas Utilities
AGL Resources, Inc.	3,000	(119,910)
National Fuel Gas Co.	7,490	(379,668)
Northwest Natural Gas Co.	5,700	(251,940)

		(751,518)

Healthcare Equipment & Services
Affymetrix, Inc.*	38,959	(123,500)
Haemonetics Corp.*	4,000	(163,360)

		(286,860)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies — (0.1)%
Accuray, Inc.*	20,200	$(129,886)
Align Technology, Inc.*	17,800	(493,950)
Becton, Dickinson & Co	3,700	(289,303)
China Medical Technologies, Inc. (Cayman Islands), ADR*	7,037	(70)
DexCom, Inc.*	18,800	(255,868)
Edwards Lifesciences Corp.*	4,741	(427,496)
Endologix, Inc.*	17,900	(254,896)
HeartWare International, Inc.*	6,900	(579,255)
Insulet Corp.*	10,100	(214,322)
Medtronic, Inc.	20,306	(832,952)
NuVasive, Inc.*	9,500	(146,870)
Orasure Technologies, Inc.*	18,300	(131,394)
Palomar Medical Technologies, Inc.*	4,000	(36,840)
Varian Medical Systems, Inc.*	15,270	(1,072,565)
Volcano Corp.*	14,200	(335,262)
Wright Medical Group, Inc.*	38,801	(814,433)
Zimmer Holdings, Inc.	23,968	(1,597,707)

		(7,613,069)

Healthcare Providers & Services — (0.1)%
Acadia Healthcare Co., Inc.*	3,700	(86,321)
Adcare Health Systems, Inc.*	1,764	(8,379)
Aetna, Inc.	38,229	(1,770,003)
Air Methods Corp.	9,900	(365,211)
Brookdale Senior Living, Inc.*	38,900	(984,948)
Catamaran Corp. (Canada)*	7,600	(358,036)
Community Health Systems, Inc.	6,600	(202,884)
Express Scripts Holding Co.*	10,510	(567,540)
HCA Holdings, Inc.	17,900	(540,043)
Health Management Associates, Inc.*	49,700	(463,204)
HMS Holdings Corp.*	30,400	(787,968)
IPC The Hospitalist Co., Inc.*	4,300	(170,753)
Mednax, Inc.*	4,100	(326,032)
Omnicare, Inc.	7,789	(281,183)
Owens & Minor, Inc.	15,400	(439,054)
PSS World Medical, Inc.*	18,100	(522,728)
Tenet Healthcare Corp.*	12,512	(406,265)
VCA Antech, Inc.*	10,400	(218,920)
WellPoint, Inc.	4,890	(297,899)

		(8,797,371)

Healthcare Technology
Medidata Solutions, Inc.*	1,400	(54,866)
Merge Healthcare, Inc.*	24,000	(59,280)
Quality Systems, Inc.	900	(15,624)

		(129,770)

Home Builders
Beazer Homes USA, Inc.*	7,246	(122,385)
Meritage Homes Corp.*	2,760	(103,086)

		(225,471)

Hotels, Restaurants & Leisure — (0.1)%
BJ’s Restaurants, Inc.*	4,200	(138,180)
Buffalo Wild Wings, Inc.*	5,400	(393,228)
Caribou Coffee Co., Inc.*	4,300	(69,617)
Carnival Corp. (Panama)	5,600	(205,912)
Choice Hotels International, Inc.	36,137	(1,214,926)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure (continued)
Dunkin’ Brands Group, Inc.	14,800	$(491,064)
Hyatt Hotels Corp. (Class A Stock)*	44,282	(1,707,957)
Las Vegas Sands Corp.	19,000	(877,040)
MGM Resorts International*	49,248	(573,247)
Red Robin Gourmet Burgers, Inc.*	1,500	(52,935)
Six Flags Entertainment Corp.	4,000	(244,800)
Starwood Hotels & Resorts Worldwide, Inc.	7,500	(430,200)
Vail Resorts, Inc.	14,400	(778,896)
Wynn Resorts Ltd.	7,600	(854,924)

		(8,032,926)

Household Durables — (0.2)%
Clorox Co.	3,680	(269,450)
D.R. Horton, Inc.	212,250	(4,198,305)
Ethan Allen Interiors, Inc.	6,200	(159,402)
Harman International Industries, Inc.	5,960	(266,054)
Lennar Corp. (Class A Stock)	214,488	(8,294,251)
M/I Homes, Inc.*	13,275	(351,788)
MDC Holdings, Inc.	18,200	(669,032)
Ryland Group, Inc. (The)	15,400	(562,100)
Standard Pacific Corp.*	65,650	(482,528)
Toll Brothers, Inc.*	38,991	(1,260,579)

		(16,513,489)

Household Products
Central Garden & Pet Co. (Class A Stock)* .	56,112	(586,370)
Church & Dwight Co., Inc.	22,116	(1,184,754)
Kimberly-Clark Corp.	1,510	(127,489)
WD-40 Co.	1,300	(61,243)

		(1,959,856)

Independent Power Producers & Energy Traders
Atlantic Power Corp. (Canada)	9,500	(108,585)
NRG Energy, Inc.	33,900	(779,361)

		(887,946)

Industrial Conglomerates
Danaher Corp.	28,250	(1,579,175)

Insurance — (0.3)%
Allstate Corp. (The)	29,470	(1,183,810)
American Equity Investment Life Holding Co.	59,585	(727,533)
American International Group, Inc.*	14,996	(529,359)
Amtrust Financial Services, Inc.	1,430	(41,027)
AON PLC (United Kingdom)	25,119	(1,396,616)
Arch Capital Group Ltd. (Bermuda)*	10,343	(455,299)
Arthur J. Gallagher & Co.	6,600	(228,690)
Berkshire Hathaway, Inc. (Class B Stock)*	8,600	(771,420)
Chubb Corp. (The)	21,743	(1,637,683)
Cincinnati Financial Corp.	11,100	(434,676)
CNO Financial Group, Inc.	194,947	(1,818,856)
Employers Holdings, Inc.	3,900	(80,262)
Endurance Specialty Holdings Ltd.
(Bermuda)	5,900	(234,171)
Fidelity National Financial, Inc. (Class A Stock)	19,100	(449,805)
First American Financial Corp.	13,500	(325,215)

SEE NOTES TO FINANCIAL STATEMENTS.

A35

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Hanover Insurance Group, Inc. (The)	1,400	$(54,236)
Hartford Financial Services Group, Inc. (The)	44,403	(996,403)
Lincoln National Corp.	33,044	(855,840)
Markel Corp.*	1,943	(842,135)
MetLife, Inc.	5,380	(177,217)
MGIC Investment Corp.*	37,209	(98,976)
National Financial Partners Corp.*	52,671	(902,781)
Old Republic International Corp.	10,600	(112,890)
Platinum Underwriters Holdings Ltd. (Bermuda)	5,600	(257,600)
Progressive Corp. (The)	72,114	(1,521,605)
Protective Life Corp.	4,100	(117,178)
Radian Group, Inc.	24,644	(150,575)
RenaissanceRe Holdings Ltd. (Bermuda)	3,572	(290,261)
Selective Insurance Group, Inc.	5,900	(113,693)
Stewart Information Services Corp.	45,128	(1,173,328)
Torchmark Corp.	21,324	(1,101,811)
Travelers Cos., Inc. (The)	11,460	(823,057)
W.R. Berkley Corp.	27,649	(1,043,473)

		(20,947,481)

Internet & Catalog Retail — (0.1)%
Amazon.com, Inc.*	3,600	(904,104)
Liberty Ventures*	8,200	(555,632)
NetFlix, Inc.*	6,590	(611,420)
priceline.com, Inc.*	6,234	(3,872,561)

		(5,943,717)

Internet Software & Services — (0.2)%
Active Network, Inc. (The)*	5,500	(27,005)
AOL, Inc.*	13,920	(412,171)
comScore, Inc.*	7,300	(100,594)
Cornerstone OnDemand, Inc.*	9,900	(292,347)
Digital River, Inc.*	8,600	(123,754)
Equinix, Inc.*	31,609	(6,517,776)
Facebook, Inc.*	41,100	(1,094,493)
Liquidity Services, Inc.*	15,400	(629,244)
Monster Worldwide, Inc.*	53,700	(301,794)
Rackspace Hosting, Inc.*	8,300	(616,441)
VeriSign, Inc.*	59,147	(2,296,087)
Web.com Group, Inc.*	9,200	(136,160)

		(12,547,866)

Investment Companies
Ares Capital Corp.	13,760	(240,800)
KCAP Financial, Inc.	4,508	(41,429)
TICC Capital Corp.	13,348	(135,082)

		(417,311)

IT Services — (0.2)%
Alliance Data Systems Corp.*	37,435	(5,419,091)
Automatic Data Processing, Inc.	14,890	(848,879)
Computer Sciences Corp.	25,200	(1,009,260)
Convergys Corp.	72,386	(1,187,854)
FleetCor Technologies, Inc.*	7,200	(386,280)
Paychex, Inc.	17,540	(546,196)
SAIC, Inc.	30,346	(343,517)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

IT Services (continued)
Sapient Corp.*	22,400	$(236,544)
ServiceSource International, Inc.*	29,700	(173,745)
VeriFone Systems, Inc.*	22,500	(667,800)
WEX, Inc.*	8,700	(655,719)

		(11,474,885)

Leisure Equipment & Products
Callaway Golf Co.	9,600	(62,400)
Mattel, Inc.	24,130	(883,641)

		(946,041)

Life Sciences Tools & Services
Furiex Pharmaceuticals, Inc.*	3,283	(63,231)
Luminex Corp.*	5,100	(85,476)
PAREXEL International Corp.*	3,500	(103,565)
Waters Corp.*	1,300	(113,256)

		(365,528)

Machinery — (0.3)%
Albany International Corp. (Class A Stock)	8,200	(185,976)
Briggs & Stratton Corp.	11,300	(238,204)
Caterpillar, Inc.	18,895	(1,692,614)
Chart Industries, Inc.*	35,451	(2,363,518)
CLARCOR, Inc.	9,000	(430,020)
Colfax Corp.*	24,300	(980,505)
Cummins, Inc.	2,930	(317,466)
Flowserve Corp.	1,700	(249,560)
Joy Global, Inc.	14,500	(924,810)
Kaydon Corp.	12,100	(289,553)
Manitowoc Co., Inc. (The)	61,500	(964,320)
Meritor, Inc.*	5,005	(23,674)
PACCAR, Inc.	20,300	(917,763)
Pall Corp.	9,100	(548,366)
Pentair Ltd. (Switzerland)	16,600	(815,890)
Rexnord Corp.	3,100	(66,030)
SPX Corp.	10,000	(701,500)
Stanley Black & Decker, Inc.	11,300	(835,861)
Terex Corp.*	234,216	(6,583,812)
Titan International, Inc.	232,132	(5,041,907)
Wabash National Corp.*	11,900	(106,743)
Watts Water Technologies, Inc. (Class A Stock)	7,600	(326,724)

		(24,604,816)

Manufacturing — (0.1)%
Dover Corp.	23,761	(1,561,335)
General Electric Co.	74,530	(1,564,385)
Illinois Tool Works, Inc.	22,626	(1,375,887)

		(4,501,607)

Media — (0.3)%
Charter Communications, Inc. (Class A Stock)*	1,000	(76,240)
Digital Generation, Inc.*	4,000	(43,440)
Discovery Communications, Inc. (Class A Stock)*	7,770	(493,240)
DreamWorks Animation SKG, Inc. (Class A Stock)*	9,300	(154,101)
Gannett Co., Inc.	37,734	(679,589)

SEE NOTES TO FINANCIAL STATEMENTS.

A36

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Lamar Advertising Co. (Class A Stock)*	15,400	$(596,750)
Liberty Global, Inc. (Class A Stock)*	76,731	(4,833,286)
Lions Gate Entertainment Corp. (Canada)* .	31,500	(516,600)
News Corp. (Class B Stock)	51,145	(1,342,045)
Nielsen Holdings NV (Netherlands)*	1,096	(33,527)
Scripps Networks Interactive, Inc. (Class A Stock)	22,053	(1,277,310)
Sirius XM Radio, Inc.	1,317,181	(3,806,653)
Starz - Liberty Capital (Class A Stock)*	1,433	(166,242)
Time Warner Cable, Inc.	600	(58,314)
Time Warner, Inc.	1,800	(86,094)
Virgin Media, Inc.	66,442	(2,441,744)
Walt Disney Co. (The)	13,929	(693,525)
Washington Post Co. (The) (Class B Stock) .	4,653	(1,699,322)

		(18,998,022)

Metals & Mining — (0.2)%
Alcoa, Inc.	78,367	(680,226)
Allied Nevada Gold Corp.*	24,500	(738,185)
AM Castle & Co.*	15,397	(227,414)
ArcelorMittal (Luxembourg)	7,431	(129,820)
AuRico Gold, Inc. (Canada)*	36,046	(294,856)
B2Gold Corp. (Canada)*	299,836	(1,073,104)
Carpenter Technology Corp.	15,700	(810,591)
Cliffs Natural Resources, Inc.	30,584	(1,179,319)
Compass Minerals International, Inc.	2,900	(216,659)
First Majestic Silver Corp. (Canada)*	28,663	(578,043)
First Quantum Minerals Ltd. (Canada)	35,752	(787,500)
Freeport-McMoRan Copper & Gold, Inc.	24,397	(834,377)
Globe Specialty Metals, Inc.	13,400	(184,250)
Hecla Mining Co.	125,000	(728,750)
Nucor Corp.	42,397	(1,830,702)
Osisko Mining Corp. (Canada)*	13,534	(108,849)
Royal Gold, Inc.	9,100	(739,921)
RTI International Metals, Inc.*	29,587	(815,418)
Sterlite Industries India Ltd. (India), ADR	3,001	(25,839)
Stillwater Mining Co.*	8,621	(110,176)
Tenaris SA (Luxembourg), ADR	9,144	(383,316)
Thompson Creek Metals Co., Inc.
(Canada)*	82,257	(340,544)
United States Steel Corp.	15,671	(374,067)
Vale SA (Brazil), ADR	7,428	(155,691)
Vulcan Materials Co.	3,980	(207,159)
Walter Energy, Inc.	6,500	(233,220)

		(13,787,996)

Multiline Retail
Fred’s, Inc. (Class A Stock)	7,600	(101,156)
J.C. Penney Co., Inc.	41,300	(814,023)
Saks, Inc.*	34,673	(364,413)

		(1,279,592)

Multi-Utilities — (0.1)%
Black Hills Corp.	5,000	(181,700)
CenterPoint Energy, Inc.	21,300	(410,025)
Consolidated Edison, Inc.	40,809	(2,266,532)
Dominion Resources, Inc.	6,870	(355,866)
Integrys Energy Group, Inc.	13,600	(710,192)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Multi-Utilities (continued)
MDU Resources Group, Inc.	7,970	$(169,283)
NiSource, Inc.	22,200	(552,558)
TECO Energy, Inc.	14,200	(237,992)
Wisconsin Energy Corp.	26,664	(982,568)

		(5,866,716)

Office Electronics
Xerox Corp.	32,660	(222,741)

Oil, Gas & Consumable Fuels — (0.3)%
Alpha Natural Resources, Inc.*	95,000	(925,300)
Approach Resources, Inc.*	16,100	(402,661)
Arch Coal, Inc.	94,200	(689,544)
Baytex Energy Corp. (Canada)	6,695	(288,544)
Bill Barrett Corp.*	18,400	(327,336)
Cal Dive International, Inc.*	64,874	(112,232)
Carrizo Oil & Gas, Inc.*	21,200	(443,504)
Cheniere Energy, Inc.*	7,500	(140,850)
Chesapeake Energy Corp.	19,300	(320,766)
Cimarex Energy Co.	12,100	(698,533)
Clayton Williams Energy, Inc.*	900	(36,000)
Comstock Resources, Inc.*	22,100	(334,373)
Concho Resources, Inc.*	2,400	(193,344)
CONSOL Energy, Inc.	43,080	(1,382,868)
Crescent Point Energy Corp. (Canada)	7,295	(275,900)
CVR Energy, Inc. Escrow*	480	—
Devon Energy Corp.	13,300	(692,132)
Encana Corp. (Canada)	25,390	(501,706)
Energy XXI Bermuda Ltd. (Bermuda)	14,175	(456,293)
Enerplus Corp. (Canada)	18,998	(246,380)
Exxon Mobil Corp.	32,665	(2,827,156)
Green Plains Renewable Energy, Inc.*	18,866	(149,230)
Gulfport Energy Corp.*	26,900	(1,028,118)
Kinder Morgan, Inc.	25,100	(886,783)
Kodiak Oil & Gas Corp. (Canada)*	90,600	(801,810)
Kosmos Energy Ltd. (Bermuda)*	11,200	(138,320)
Northern Oil and Gas, Inc.*	27,800	(467,596)
Oasis Petroleum, Inc.*	6,300	(200,340)
Pacific Rubiales Energy Corp. (Canada)	14,949	(347,312)
PDC Energy, Inc.*	14,800	(491,508)
Peabody Energy Corp.	3,000	(79,830)
Pengrowth Energy Corp. (Canada)	51,519	(256,378)
Penn West Petroleum Ltd. (Canada)	23,132	(251,157)
Petrominerales Ltd. (Canada), (TSX)	1,010	(8,732)
Petrominerales Ltd. (Canada), (OTC)	12,040	(103,819)
Pioneer Natural Resources Co.	6,821	(727,050)
Polarcus Ltd. (Cayman Islands)*	38,770	(47,364)
QEP Resources, Inc.	28,400	(859,668)
Range Resources Corp.	12,000	(753,960)
Resolute Energy Corp.*	27,000	(219,510)
Rosetta Resources, Inc.*	5,100	(231,336)
Royal Dutch Shell PLC (United Kingdom) (Class B Stock), ADR	24,846	(1,761,333)
SM Energy Co.	15,200	(793,592)
Talisman Energy, Inc. (Canada)	28,063	(317,391)
Teekay Corp. (Marshall Islands)	10,300	(330,630)
Tesoro Corp.	9,744	(429,223)
TransCanada Corp. (Canada)	10,755	(508,927)

SEE NOTES TO FINANCIAL STATEMENTS.

A37

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Triangle Petroleum Corp.*	19,100	$(114,409)
Vantage Drilling Co. (Cayman Islands)*	221,429	(405,215)
Western Refining, Inc.	53,209	(1,499,962)
Whiting Petroleum Corp.*	339	(14,702)
WPX Energy, Inc.*	17,680	(263,078)

		(25,783,705)

Paper & Forest Products
International Paper Co.	14,373	(572,620)
Louisiana-Pacific Corp.*	50,300	(971,796)
Sino-Forest Corp. (Canada)*	4,608	—

		(1,544,416)

Personal Products
Elizabeth Arden, Inc.*	5,700	(256,557)
Estee Lauder Cos., Inc. (The) (Class A Stock)	14,888	(891,196)

		(1,147,753)

Pharmaceuticals — (0.2)%
Abbott Laboratories	50,528	(1,586,579)
AbbVie, Inc.*	50,528	(1,726,036)
Akorn, Inc.*	26,400	(352,704)
Bristol-Myers Squibb Co.	24,468	(797,412)
Eli Lilly & Co.	55,099	(2,717,483)
Forest Laboratories, Inc.*	11,119	(392,723)
Hospira, Inc.*	17,475	(545,919)
Jazz Pharmaceuticals PLC (Ireland)*	9,500	(505,400)
Johnson & Johnson	23,884	(1,674,268)
MAP Pharmaceuticals, Inc.*	6,400	(100,544)
Nektar Therapeutics*	28,500	(211,185)
Pacira Pharmaceuticals, Inc.*	9,400	(164,218)
Perrigo Co.	1,800	(187,254)
Viropharma, Inc.*	52,838	(1,202,593)

		(12,164,318)

Pipelines
Spectra Energy Corp.	8,350	(228,623)

Professional Services
Advisory Board Co. (The)*	9,700	(453,863)
Corporate Executive Board Co. (The)	1,700	(80,682)
FTI Consulting, Inc.*	5,400	(178,200)
IHS, Inc. (Class A Stock)*	2,500	(240,000)
On Assignment, Inc.*	9,200	(186,576)

		(1,139,321)

Real Estate
AV Homes, Inc.*	28,616	(406,920)

Real Estate Investment Trusts — (0.4)%
Acadia Realty Trust	1,300	(32,604)
Annaly Capital Management, Inc.	422	(5,925)
AvalonBay Communities, Inc.	3,860	(523,377)
BioMed Realty Trust, Inc.	59,867	(1,157,229)
Boston Properties, Inc.	10,870	(1,150,155)
BRE Properties, Inc.	1,000	(50,830)
Corporate Office Properties Trust	22,550	(563,299)
Cousins Properties, Inc.	4,300	(35,905)
CubeSmart	3,900	(56,823)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
CYS Investments, Inc.	21,400	$(252,734)
DCT Industrial Trust, Inc.	142,410	(924,241)
DDR Corp.	140,742	(2,204,020)
Digital Realty Trust, Inc.	1,700	(115,413)
Douglas Emmett, Inc.	39,520	(920,816)
EastGroup Properties, Inc.	13,247	(712,821)
Essex Property Trust, Inc.	2,700	(395,955)
General Growth Properties, Inc.	16,010	(317,799)
Glimcher Realty Trust	7,700	(85,393)
Health Care REIT, Inc.	25,146	(1,541,198)
Host Hotels & Resorts, Inc.	208,015	(3,259,595)
Hudson Pacific Properties, Inc.	5,700	(120,042)
iStar Financial, Inc.*	12,885	(105,013)
Kilroy Realty Corp.	39,283	(1,860,836)
Lexington Realty Trust	59,147	(618,086)
Mack-Cali Realty Corp.	22,200	(579,642)
Mid-America Apartment Communities, Inc.	12,870	(833,333)
NorthStar Realty Finance Corp.	33,061	(232,749)
Plum Creek Timber Co., Inc.	19,400	(860,778)
Prologis, Inc.	1,549	(56,523)
Realty Income Corp.	21,452	(862,585)
Regency Centers Corp.	11,900	(560,728)
Ryman Hospitality Properties	115,191	(4,430,246)
Sabra Health Care REIT, Inc.	3,800	(82,536)
SL Green Realty Corp.	13,216	(1,013,006)
Sr. Housing Properties Trust	39,140	(925,270)
Tanger Factory Outlet Centers	19,640	(671,688)
Ventas, Inc.	7,800	(504,816)
Vornado Realty Trust	14,370	(1,150,750)
Weingarten Realty Investors	46,530	(1,245,608)

		(31,020,367)

Real Estate Management & Development
Brookfield Office Properties, Inc. (Canada)	33,280	(566,093)
Forest City Enterprises, Inc.*	19,200	(310,080)
Howard Hughes Corp. (The)*	4,300	(313,986)

		(1,190,159)

Retail & Merchandising — (0.1)%
Group 1 Automotive, Inc.	8,900	(551,711)
McDonald’s Corp.	10,740	(947,375)
Wal-Mart Stores, Inc.	27,529	(1,878,304)

		(3,377,390)

Road & Rail — (0.2)%
Arkansas Best Corp.	12,200	(116,510)
Avis Budget Group, Inc.*	51,397	(1,018,689)
Genesee & Wyoming, Inc. (Class A Stock)*	14,059	(1,069,609)
Hertz Global Holdings, Inc.*	538,763	(8,765,674)
Kansas City Southern	700	(58,436)
Knight Transportation, Inc.	46,309	(677,501)
Werner Enterprises, Inc.	42,051	(911,245)

		(12,617,664)

Semiconductors & Semiconductor Equipment — (0.3)%
Applied Micro Circuits Corp.*	14,100	(118,440)
ASML Holding NV (Netherlands)	30,271	(1,949,755)
Atmel Corp.*	103,700	(679,235)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Cabot Microelectronics Corp.	1,500	$(53,265)
Cavium, Inc.*	23,900	(745,919)
Cirrus Logic, Inc.*	10,600	(307,082)
Cypress Semiconductor Corp.*	29,850	(323,574)
Diodes, Inc.*	11,400	(197,790)
GT Advanced Technologies, Inc.*	28,700	(86,674)
Integrated Device Technology, Inc.*	161,911	(1,181,950)
Intel Corp.	72,958	(1,505,124)
International Rectifier Corp.*	23,700	(420,201)
Intersil Corp. (Class A Stock)	11,200	(92,848)
KLA-Tencor Corp.	3,700	(176,712)
Linear Technology Corp.	19,995	(685,829)
Microchip Technology, Inc.	148,116	(4,827,101)
Micron Technology, Inc.*	70,700	(448,945)
Monolithic Power Systems, Inc.	2,600	(57,928)
Nanometrics, Inc.*	5,400	(77,868)
NVIDIA Corp.	38,408	(472,034)
Rambus, Inc.*	1,942	(9,477)
Semtech Corp.*	6,900	(199,755)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	116,718	(2,002,881)
Texas Instruments, Inc.	36,760	(1,137,354)
TriQuint Semiconductor, Inc.*	71,800	(347,512)
Xilinx, Inc.	43,912	(1,576,441)

		(19,681,694)

Software — (0.2)%
ACI Worldwide, Inc.*	10,400	(454,376)
BroadSoft, Inc.*	11,400	(414,162)
Concur Technologies, Inc.*	13,500	(911,520)
Electronic Arts, Inc.*	86,749	(1,260,463)
Fiserv, Inc.*	1,950	(154,109)
Guidewire Software, Inc.*	9,800	(291,256)
Imperva, Inc.*	2,800	(88,284)
Interactive Intelligence Group, Inc.*	3,300	(110,682)
Intuit, Inc.	4,510	(268,345)
Jive Software, Inc.*	13,900	(201,967)
NetSuite, Inc.*	3,300	(222,090)
QLIK Technologies, Inc.*	24,100	(523,452)
RealPage, Inc.*	9,800	(211,386)
Red Hat, Inc.*	12,000	(635,520)
salesforce.com, Inc.*	48,231	(8,107,631)
Sourcefire, Inc.*	11,100	(524,142)
Synchronoss Technologies, Inc.*	14,600	(307,914)
Take-Two Interactive Software, Inc.*	62,421	(687,255)
Tangoe, Inc.*	13,800	(163,806)
TiVo, Inc.*	61,800	(761,376)
Ultimate Software Group, Inc.*	2,000	(188,820)
Verint Systems, Inc.*	25,127	(737,729)

		(17,226,285)

Specialty Retail — (0.1)%
Aaron’s, Inc.	6,200	(175,336)
Abercrombie & Fitch Co. (Class A Stock)	9,000	(431,730)
Bed Bath & Beyond, Inc.*	4,750	(265,573)
Brown Shoe Co., Inc.	14,900	(273,713)
Cabela’s, Inc.*	18,400	(768,200)
CarMax, Inc.*	30,160	(1,132,206)
DSW, Inc. (Class A Stock)	12,900	(847,401)

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
GNC Holdings, Inc. (Class A Stock)	2,100	$(69,888)
Monro Muffler Brake, Inc.	8,500	(297,245)
O’Reilly Automotive, Inc.*	8,400	(751,128)
Pep Boys-Manny Moe & Jack (The)	22,400	(220,192)
Stage Stores, Inc.	7,700	(190,806)
Tiffany & Co.	13,100	(751,154)
Ulta Salon Cosmetics & Fragrance, Inc.	3,200	(314,432)

		(6,489,004)

Telecommunications
Level 3 Communications, Inc.*	89,633	(2,071,419)
TELUS Corp. (Canada)	15,795	(1,033,733)

		(3,105,152)

Textiles, Apparel & Luxury Goods — (0.1)%
Fifth & Pacific Cos., Inc.*	257,072	(3,200,546)
Iconix Brand Group, Inc.*	5,900	(131,688)
Jones Group, Inc. (The)	9,600	(106,176)
K-Swiss, Inc. (Class A Stock)*	12,100	(40,656)
PVH Corp.	9,354	(1,038,388)
Under Armour, Inc. (Class A Stock)*	15,200	(737,656)
Wolverine World Wide, Inc.	6,800	(278,664)

		(5,533,774)

Thrifts & Mortgage Finance
Astoria Financial Corp.	3,900	(36,504)
BankUnited, Inc.	6,020	(147,129)
Brookline Bancorp, Inc.	7,400	(62,900)
Investors Bancorp, Inc.	100	(1,778)
New York Community Bancorp, Inc.	52,290	(684,999)
Ocwen Financial Corp.*	12,100	(418,539)
People’s United Financial, Inc.	22,400	(270,816)

		(1,622,665)

Tobacco
Altria Group, Inc.	69,248	(2,175,772)
Philip Morris International, Inc.	3,700	(309,468)

		(2,485,240)

Toys
Hasbro, Inc.	11,000	(394,900)

Trading Companies & Distributors — (0.1)%
Fastenal Co.	13,830	(645,723)
Kaman Corp.	15,483	(569,774)
TAL International Group, Inc.	4,000	(145,520)
Titan Machinery, Inc.*	19,712	(486,886)
United Rentals, Inc.*	83,832	(3,816,033)
Watsco, Inc.	8,500	(636,650)
WESCO International, Inc.*	5,200	(350,636)

		(6,651,222)

Transportation
FedEx Corp.	2,095	(192,153)
Heartland Express, Inc.	70,755	(924,768)
Ultrapetrol Bahamas Ltd. (Bahamas)*	9,543	(15,746)

		(1,132,667)

Water Utilities
Aqua America, Inc.	19,600	(498,232)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)	Shares	Value (Note 2)

Wireless Telecommunication Services
Crown Castle International Corp.*	18,850	$(1,360,216)
Leap Wireless International, Inc.*	8,300	(55,195)
SBA Communications Corp. (Class A Stock)*	13,300	(944,566)

		(2,359,977)

TOTAL COMMON STOCKS (proceeds received $422,520,821)		(462,831,033)

EXCHANGE TRADED FUNDS
SPDR Barclays Capital High Yield Bond	48,427	(1,970,979)
SPDR Gold Trust*	316	(51,195)
SPDR S&P 500 ETF Trust	7,297	(1,039,968)

TOTAL EXCHANGE TRADED FUNDS (proceeds received $3,014,329)		(3,062,142)

PREFERRED STOCKS
Automobiles
General Motors Co., Series B, 4.750%	10,875	(479,914)

Insurance
Hartford Financial Services Group, Inc. (The), 7.250%	2,200	(45,430)

TOTAL PREFERRED STOCKS (proceeds received $469,853)		(525,344)

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATION — (0.1)%
Federal National Mortgage Assoc.
(proceeds received $3,258,281)
5.500%	TBA	$3,000	(3,259,219)

TOTAL SECURITIES SOLD SHORT (proceeds received $429,263,284)			(469,677,738)

	Counterparty	Notional Amount (000)#
OPTIONS WRITTEN*
Call Options
Clearwire Corp.,
expiring 03/16/13, Strike Price $3.00		2	(95)
Interest Rate Swap Options,
Pay a fixed rate of 0.75% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	JPMorgan Chase	2,000	(2,014)

	Counterparty	Notional Amount (000)#	Value (Note 2)

OPTIONS WRITTEN* (continued)
Call Options (continued)
Pay a fixed rate of 0.75% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Royal Bank of Scotland Group PLC	$3,700	$(3,726)
Pay a fixed rate of 1.20% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Goldman Sachs & Co.	500	(1,438)
Pay a fixed rate of 1.40% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	8,000	(198,133)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America	1,200	(29,720)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Citigroup Global Markets	1,300	(51,019)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	13,600	(533,732)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	4,100	(160,905)
Pay a fixed rate of 1.70% and receive a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley	1,500	(58,868)
Knight Capital Group, Inc.,
expiring 07/20/13, Strike Price $4.00		4	(195)
expiring 07/20/13, Strike Price $5.00		1	(14)
McMoRan Exploration Co.,
expiring 01/19/13, Strike Price $14.00		1	(1,782)
expiring 01/19/13, Strike Price $15.00		1	(1,177)

			(1,042,818)

Put Options
Inflation Floor Option, Inflation on the CPI Urban Consumer NSA,	Citigroup Global Markets
expiring 04/07/20, Strike Price $216.69		2,700	(5,240)

SEE NOTES TO FINANCIAL STATEMENTS.

A40

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Counterparty	Notional Amount (000)#		Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		$500	$(990)
expiring 09/29/20, Strike Price $217.97	Citigroup Global Markets		300	(594)
expiring 10/13/20, Strike Price $218.01	Deutsche Bank		500	(1,189)
Interest Rate Swap Options,
Receive a fixed rate of 2.15% and pay a floating rate based on 6-month Euribor, expiring 01/07/13	Deutsche Bank	EUR	700	—
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America		1,200	(372)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		8,000	(2,478)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	JPMorgan Chase		2,000	(620)
Receive a fixed rate of 1.40% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Royal Bank of Scotland Group PLC		3,700	(1,146)
Receive a fixed rate of 1.65% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Bank of America		400	(842)
Receive a fixed rate of 1.65% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Goldman Sachs & Co.		500	(1,052)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Citigroup Global Markets		1,300	(74)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank		13,600	(778)

	Counterparty	Notional Amount (000)#		Value (Note 2)

OPTIONS WRITTEN* (continued)
Put Options (continued)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	$4,100		$(235)
Receive a fixed rate of 1.70% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Morgan Stanley	1,500		(86)
Receive a fixed rate of 2.00% and pay a floating rate based on 3-month LIBOR, expiring 03/18/13	Deutsche Bank	700		(5)
Receive a fixed rate of 2.85% and pay a floating rate based on 3-month LIBOR, expiring 04/14/14	Deutsche Bank	4,100		(6,275)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Bank of America	8,000		(122,846)
Receive a fixed rate of 2.50% and pay a floating rate based on 3-month LIBOR, expiring 09/21/15	Citigroup Global Markets	5,000		(76,779)
S&P 500 Index,
expiring 01/19/13, Strike Price $1,250.00		59		(52,920)
expiring 01/19/13, Strike Price $1,270.00		11		(15,390)
expiring 01/19/13, Strike Price $1,275.00		19		(22,800)
expiring 01/19/13, Strike Price $1,300.00		11		(19,950)
expiring 03/16/13, Strike Price $1,200.00		19		(98,420)
expiring 03/16/13, Strike Price $1,420.00		—	(r)	(16,200)
				(447,281)
TOTAL OPTIONS WRITTEN (premiums received $1,783,703)				(1,490,099)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND OPTIONS WRITTEN — 98.9% (cost $7,102,707,292)				7,503,297,401
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 1.1%				85,320,886

NET ASSETS — 100.0%				$7,588,618,287

SEE NOTES TO FINANCIAL STATEMENTS.

A41

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ADS	American Depositary Security
CDO	Collateralized Debt Obligation
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CPI	Consumer Price Index
CVT	Convertible Security
DIP	Debtor-In-Possession
EAFE	Europe, Australia, Far East
ETF	Exchange Traded Fund
FDIC	Federal Deposit Insurance Corp.
iBoxx	Bond Market Indices
IO	Interest Only
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
NSA	Non-Seasonally Adjusted
NYSE	New York Stock Exchange
OTC	Over-The-Counter
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit
SLM	Student Loan Mortgage
SPDR	Standard & Poor’s Depositary Receipts
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
TSX	Toronto Stock Exchange
UTS	Unit Trust Security
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso

MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United State Dollar
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $119,159,994; cash collateral of $121,050,994 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(m)	Repurchase agreements are collateralized by Federal National Mortgage Assoc. (coupon rates 0.500%-5.000%, maturity dates 11/20/14-04/01/38), Federal Home Loan Mortgage Corp. (coupon rate 0.750%, maturity date 10/05/ 16), U.S. Treasury Notes (coupon rates 0.250%-3.375%, maturity dates 11/30/13-11/15/19), with the aggregate value, including accrued interest, of $93,395,721.

(n)	Rates shown are the effective yields at purchase date.

(r)	Less than $500 par.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts and reverse repurchase agreement held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
2,881	90 Day Euro Dollar	Jun. 2013	$717,894,913	$717,909,188	$14,275
22	90 Day Euro Dollar	Sep. 2015	5,451,955	5,457,375	5,420
56	90 Day Euro Dollar	Mar. 2016	13,844,943	13,858,600	13,657
251	90 Day Euro Euribor.	Sep. 2015	82,203,274	82,326,244	122,970
21	3 Year Australian Treasury Bonds	Mar. 2013	6,390,246	6,395,174	4,928
133	5 Year Euro-Bobl	Mar. 2013	22,331,600	22,439,361	107,761
62	5 Year U.S. Treasury Notes	Mar. 2013	7,720,341	7,713,672	(6,669)
168	10 Year Euro-Bund	Mar. 2013	32,029,553	32,296,093	266,540

SEE NOTES TO FINANCIAL STATEMENTS.

A42

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
24	10 Year Japanese Bonds	Mar. 2013	$40,061,869	$39,794,540	$(267,329)
196	10 Year U.K. Gilt	Mar. 2013	37,935,916	37,863,384	(72,532)
539	10 Year U.S. Treasury Notes	Mar. 2013	71,791,242	71,569,094	(222,148)
500	CBOE Volatility Index	Mar. 2013	9,556,950	9,800,000	243,050
103	DAX Index.	Mar. 2013	25,822,021	25,894,453	72,432
23	FTSE 100 Index.	Mar. 2013	2,204,186	2,184,961	(19,225)
20	Hang Seng Index	Jan. 2013	2,938,691	2,925,357	(13,334)
1	IBEX 35 Index	Jan. 2013	108,672	106,534	(2,138)
300	Mini MSCI EAFE Index	Mar. 2013	24,261,090	24,304,500	43,410
582	S&P 500	Mar. 2013	209,567,184	206,624,550	(2,942,634)
136	S&P 500 E-Mini	Mar. 2013	9,588,995	9,656,680	67,685
73	S&P/TSX 60 Index	Mar. 2013	10,299,347	10,441,781	142,434

					(2,441,447)

Short Positions:
193	2 Year U.S. Treasury Notes	Mar. 2013	42,540,297	42,550,469	(10,172)
46	5 Year U.S. Treasury Notes	Mar. 2013	5,727,164	5,723,047	4,117
78	10 Year Australian Treasury Bonds	Mar. 2013	71,611,864	71,549,005	62,859
190	10 Year Canadian Bonds	Mar. 2013	25,913,079	25,889,816	23,263
358	10 Year Mini Japanese Government Bonds	Mar. 2013	59,660,241	59,347,792	312,449
53	10 Year U.K. Gilt	Mar. 2013	10,198,622	10,238,568	(39,946)
14	30 Year U.S. Treasury Bonds	Mar. 2013	2,091,547	2,065,000	26,547
29	Amsterdam Index	Jan. 2013	2,625,871	2,626,690	(819)
19	ASX SPI 200 Index	Mar. 2013	2,262,609	2,276,914	(14,305)
231	CAC40 10 Euro	Jan. 2013	11,052,237	11,104,831	(52,594)
134	FTSE/MIB Index	Mar. 2013	14,351,505	14,418,796	(67,291)
358	S&P 500 E-Mini	Mar. 2013	25,254,573	25,419,790	(165,217)
36	TOPIX Index	Mar. 2013	3,276,089	3,579,846	(303,757)

					(224,866)

					$(2,666,313)

Commodity futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
59	Brent Crude	Feb. 2013	$6,333,410	$6,555,490	$222,080
160	Brent Crude	Mar. 2013	16,886,144	17,582,400	696,256
136	Coffee ‘C’	Mar. 2013	7,852,162	7,333,800	(518,362)
139	Copper	Mar. 2013	12,060,328	12,692,437	632,109
99	Copper	Sep. 2013	8,587,840	9,108,000	520,160
351	Corn	Mar. 2013	12,910,560	12,254,287	(656,273)
175	Corn	May 2013	6,500,162	6,127,187	(372,975)
176	Corn	Jul. 2013	6,414,939	6,135,800	(279,139)
106	Cotton No. 2	Mar. 2013	3,800,297	3,982,420	182,123
35	Cotton No. 2	May 2013	1,331,005	1,327,550	(3,455)
25	Gas Oil	Feb. 2013	2,330,000	2,317,500	(12,500)
82	Gasoline RBOB	Mar. 2013	9,142,791	9,517,838	375,047
28	Gasoline RBOB	May 2013	3,256,697	3,403,344	146,647
217	Gold 100 OZ	Feb. 2013	37,395,601	36,364,860	(1,030,741)
2	Heating Oil	Feb. 2013	247,204	254,671	7,467
101	Heating Oil	Mar. 2013	12,407,758	12,797,266	389,508
107	Lean Hogs	Feb. 2013	3,690,917	3,669,030	(21,887)
57	Lean Hogs	Jul. 2013	2,258,980	2,220,150	(38,830)
41	Lean Hogs	Oct. 2013	1,425,510	1,408,350	(17,160)
160	Live Cattle	Feb. 2013	8,272,264	8,467,200	194,936
96	Live Cattle	Jun. 2013	4,981,340	5,020,800	39,460

SEE NOTES TO FINANCIAL STATEMENTS.

A43

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Commodity futures contracts open at December 31, 2012 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions (continued)
16	LME Copper	Mar. 2013	$3,233,910	$3,172,100	$(61,810)
48	LME Nickel	Jan. 2013	5,191,068	4,898,304	(292,764)
39	LME Nickel	Mar. 2013	4,128,768	3,991,338	(137,430)
47	LME Nickel	Apr. 2013	4,759,062	4,815,996	56,934
24	LME Nickel	May 2013	2,482,476	2,462,112	(20,364)
41	LME Nickel	Jun. 2013	3,993,768	4,210,782	217,014
39	LME Nickel	Sep. 2013	4,118,346	4,019,652	(98,694)
448	LME PRI Aluminum	Jan. 2013	22,379,469	22,920,800	541,331
411	LME PRI Aluminum	Mar. 2013	21,581,980	21,287,231	(294,749)
71	LME PRI Aluminum	May 2013	3,761,688	3,707,087	(54,601)
196	LME PRI Aluminum	Jun. 2013	10,381,162	10,280,200	(100,962)
90	LME PRI Aluminum	Sep. 2013	4,891,463	4,775,063	(116,400)
118	LME Zinc	Jan. 2013	5,937,725	6,060,775	123,050
142	LME Zinc	Mar. 2013	7,377,968	7,380,450	2,482
78	LME Zinc	Jun. 2013	3,816,438	4,101,825	285,387
41	LME Zinc	Sep. 2013	2,169,025	2,177,613	8,588
783	Natural Gas	Mar. 2013	27,025,022	26,347,950	(677,072)
74	Natural Gas	Jun. 2013	2,791,801	2,595,920	(195,881)
197	Natural Gas	Dec. 2013	7,884,450	7,777,560	(106,890)
66	Silver	Mar. 2013	10,626,434	9,974,910	(651,524)
200	Soybean	Mar. 2013	14,894,541	14,095,000	(799,541)
203	Soybean	May 2013	14,804,419	14,202,388	(602,031)
186	Soybean Oil	Mar. 2013	5,657,868	5,546,520	(111,348)
126	Soybean Oil	Jul. 2013	4,066,242	3,826,872	(239,370)
244	Sugar #11 (World)	Mar. 2013	5,596,830	5,331,693	(265,137)
122	Sugar #11 (World)	Jul. 2013	2,615,838	2,697,274	81,436
284	Wheat	Mar. 2013	12,670,900	11,047,600	(1,623,300)
129	Wheat	Sep. 2013	5,787,803	5,205,150	(582,653)
112	Wheat	Dec. 2013	4,947,492	4,596,200	(351,292)
13	WTI Crude	Feb. 2013	1,135,030	1,193,660	58,630
161	WTI Crude	Mar. 2013	14,030,090	14,855,470	825,380
158	WTI Crude	Dec. 2013	14,154,000	14,752,460	598,460

					(4,130,650)

Short Positions:
48	LME Nickel	Jan. 2013	5,051,322	4,898,304	153,018
47	LME Nickel	Apr. 2013	4,586,676	4,815,996	(229,320)
24	LME Nickel	May 2013	2,404,866	2,462,112	(57,246)
41	LME Nickel	Jun. 2013	4,302,096	4,210,782	91,314
448	LME PRI Aluminum	Jan. 2013	23,383,512	22,920,800	462,712
86	LME PRI Aluminum	Mar. 2013	4,241,775	4,454,263	(212,488)
71	LME PRI Aluminum	May 2013	3,681,806	3,707,087	(25,281)
196	LME PRI Aluminum	Jun. 2013	10,212,488	10,280,200	(67,712)
118	LME Zinc	Jan. 2013	6,056,900	6,060,775	(3,875)
78	LME Zinc	Jun. 2013	3,984,081	4,101,825	(117,744)
17	Natural Gas	Feb. 2013	572,220	569,670	2,550

					(4,072)

					$(4,134,722)

(1)	Cash of $4,441,779 and U.S. Treasury Securities with a market value of $18,613,541 has been segregated to cover requirement for open futures contracts as of December 31, 2012. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of December 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

A44

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 03/20/13	Barclays Capital Group	AUD	2,768	$2,898,911	$2,857,840	$(41,071)
Expiring 03/20/13	Barclays Capital Group	AUD	1,863	1,951,029	1,923,387	(27,642)
Expiring 03/20/13	UBS AG	AUD	1,600	1,654,244	1,651,893	(2,351)
Brazilian Real,
Expiring 02/04/13	Deutsche Bank	BRL	27	12,696	12,928	232
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	1,728	836,865	839,757	2,892
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	352	168,000	170,891	2,891
Expiring 02/04/13	Morgan Stanley	BRL	153	72,450	74,209	1,759
Expiring 02/04/13	Morgan Stanley	BRL	43	20,365	20,728	363
Expiring 02/04/13	UBS AG	BRL	1,756	846,000	853,364	7,364
Expiring 02/04/13	UBS AG	BRL	1,093	522,000	531,365	9,365
Expiring 02/04/13	UBS AG	BRL	896	431,000	435,380	4,380
Expiring 02/15/13	Citigroup Global Markets	BRL	23,750	11,385,700	11,489,527	103,827
British Pound,
Expiring 01/08/13	Deutsche Bank	GBP	252	409,453	409,354	(99)
Expiring 03/12/13	Barclays Capital Group	GBP	433	699,581	703,231	3,650
Expiring 03/12/13	Credit Suisse First Boston Corp.	GBP	275	444,595	446,625	2,030
Expiring 03/12/13	Royal Bank of Scotland Group PLC	GBP	501	807,271	813,669	6,398
Expiring 03/12/13	UBS AG	GBP	950	1,530,436	1,542,886	12,450
Expiring 03/20/13	Barclays Capital Group	GBP	5,933	9,553,594	9,635,913	82,319
Expiring 03/20/13	Barclays Capital Group	GBP	4,844	7,800,196	7,867,407	67,211
Expiring 03/20/13	Morgan Stanley	GBP	8,670	13,956,418	14,080,872	124,454
Expiring 03/20/13	Morgan Stanley	GBP	4,844	7,797,871	7,867,407	69,536
Expiring 03/20/13	UBS AG	GBP	1,750	2,771,538	2,842,077	70,539
Canadian Dollar,
Expiring 01/22/13	Royal Bank of Scotland Group PLC	CAD	72	72,817	72,138	(679)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	1,162	1,174,867	1,167,416	(7,451)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	33	32,718	32,976	258
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	27	27,352	27,369	17
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	26	25,544	25,722	178
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	24	24,535	24,485	(50)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	24	24,025	24,237	212
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	18	17,845	17,814	(31)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	17	17,414	17,464	50
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	16	15,759	15,818	59
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	14	14,216	14,099	(117)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	14	13,626	13,706	80
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	12	11,497	11,580	83
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	11	11,420	11,493	73
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	9	8,941	8,958	17
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	9	8,956	8,870	(86)

SEE NOTES TO FINANCIAL STATEMENTS.

A45

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	8	$8,104	$8,099	$(5)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	8	8,041	8,069	28
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	8	8,206	8,084	(122)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	8	7,950	7,939	(11)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	8	7,886	7,792	(94)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	7	6,986	6,919	(67)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	7	6,813	6,832	19
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	7	6,488	6,511	23
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	7	6,551	6,496	(55)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	6	6,306	6,351	45
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	6	6,296	6,321	25
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	6	6,219	6,220	1
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	6	6,271	6,191	(80)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	6	5,902	5,884	(18)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	6	5,936	5,884	(52)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	6	5,823	5,739	(84)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	5	5,507	5,447	(60)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	5	5,400	5,346	(54)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	5	5,011	4,982	(29)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	5	4,669	4,676	7
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	5	4,629	4,559	(70)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	4,416	4,428	12
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	4,382	4,356	(26)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	4,239	4,239	—
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	4,225	4,224	(1)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	4,181	4,165	(16)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	4,215	4,166	(49)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	4,062	4,049	(13)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	3,900	3,889	(11)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	$3,811	$3,773	$(38)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	3,855	3,802	(53)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	3,762	3,744	(18)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	3,772	3,744	(28)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	3,643	3,598	(45)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	3,518	3,525	7
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	3	3,454	3,423	(31)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	3	3,274	3,233	(41)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	3	3,150	3,146	(4)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	3	3,009	2,986	(23)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	3	2,537	2,534	(3)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	2	1,994	1,996	2
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	2	1,953	1,952	(1)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	2	1,937	1,923	(14)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	2	1,815	1,792	(23)
Expiring 03/20/13	UBS AG	CAD	8,600	8,680,261	8,631,266	(48,995)
Expiring 03/21/13	Royal Bank of Canada	CAD	656	660,465	658,370	(2,095)
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	25	25,180	25,033	(147)
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	5	5,204	5,165	(39)
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	5	4,503	4,468	(35)
Chinese Yuan,
Expiring 02/01/13	Barclays Capital Group	CNY	8,048	1,276,421	1,288,440	12,019
Expiring 02/01/13	Citigroup Global Markets	CNY	13,990	2,228,688	2,239,684	10,996
Expiring 08/05/13	Deutsche Bank	CNY	8,000	1,277,139	1,266,998	(10,141)
Expiring 08/05/13	UBS AG	CNY	25,466	4,032,607	4,033,158	551
Expiring 04/25/14	Barclays Capital Group	CNY	1,972	324,000	309,167	(14,833)
Expiring 04/25/14	Citigroup Global Markets	CNY	4,685	768,000	734,647	(33,353)
Expiring 04/25/14	Citigroup Global Markets	CNY	1,604	264,000	251,500	(12,500)
Expiring 04/25/14	Goldman Sachs & Co.	CNY	2,814	462,000	441,212	(20,788)
Expiring 04/25/14	Hong Kong & Shanghai Bank	CNY	1,308	215,000	205,157	(9,843)
Expiring 04/25/14	JPMorgan Chase	CNY	2,811	462,000	440,850	(21,150)
Expiring 04/25/14	JPMorgan Chase	CNY	1,793	294,000	281,232	(12,768)
Expiring 04/25/14	Royal Bank of Scotland Group PLC	CNY	4,687	768,000	734,949	(33,051)
Expiring 04/25/14	UBS AG	CNY	1,318	216,000	206,620	(9,380)
Expiring 04/25/14	UBS AG	CNY	1,311	216,000	205,603	(10,397)
Expiring 09/08/15	Barclays Capital Group	CNY	1,596	260,000	246,953	(13,047)
Expiring 09/08/15	Citigroup Global Markets	CNY	3,448	571,428	533,338	(38,090)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,530	252,893	236,681	(16,212)
Expiring 09/08/15	Citigroup Global Markets	CNY	1,090	177,000	168,665	(8,335)
Expiring 09/08/15	Morgan Stanley	CNY	738	120,000	114,164	(5,836)

SEE NOTES TO FINANCIAL STATEMENTS.

A47

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan (continued),
Expiring 09/08/15	Morgan Stanley	CNY	554	$90,000	$85,692	$(4,308)
Euro,
Expiring 01/02/13	Barclays Capital Group	EUR	112	144,910	147,838	2,928
Expiring 01/02/13	BNP Paribas	EUR	86	111,511	113,519	2,008
Expiring 01/02/13	Deutsche Bank	EUR	584	763,384	770,869	7,485
Expiring 01/02/13	Deutsche Bank	EUR	134	173,896	176,877	2,981
Expiring 01/02/13	Morgan Stanley	EUR	2,734	3,577,685	3,608,827	31,142
Expiring 01/02/13	Royal Bank of Canada	EUR	835	1,080,681	1,102,184	21,503
Expiring 01/02/13	UBS AG	EUR	68,434	90,948,786	90,331,563	(617,223)
Expiring 01/02/13	UBS AG	EUR	747	988,307	986,025	(2,282)
Expiring 01/02/13	UBS AG	EUR	519	674,960	685,071	10,111
Expiring 01/28/13	Royal Bank of Scotland Group PLC	EUR	576	735,218	760,913	25,695
Expiring 02/04/13	Barclays Capital Group	EUR	238	313,769	314,246	477
Expiring 02/04/13	Citigroup Global Markets	EUR	3,654	4,841,513	4,824,599	(16,914)
Expiring 02/04/13	Deutsche Bank	EUR	994	1,314,326	1,312,439	(1,887)
Expiring 02/04/13	Royal Bank of Scotland Group PLC	EUR	1,178	1,553,417	1,555,386	1,969
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	110	144,352	144,704	352
Expiring 03/20/13	Barclays Capital Group	EUR	13,903	18,207,757	18,363,803	156,046
Expiring 03/20/13	Barclays Capital Group	EUR	11,062	14,487,781	14,611,945	124,164
Expiring 03/20/13	Morgan Stanley	EUR	24,353	31,879,487	32,166,875	287,388
Expiring 03/20/13	Morgan Stanley	EUR	14,291	18,707,678	18,876,325	168,647
Indonesia Rupiah,
Expiring 01/30/13	Morgan Stanley	IDR	101,030	10,312	10,444	132
Japanese Yen,
Expiring 01/17/13	Barclays Capital Group	JPY	17,132	208,053	197,778	(10,275)
Expiring 01/17/13	Credit Suisse First Boston Corp.	JPY	69,355	831,744	800,658	(31,086)
Expiring 01/17/13	Credit Suisse First Boston Corp.	JPY	14,688	176,147	169,564	(6,583)
Expiring 01/17/13	Deutsche Bank	JPY	129,637	1,552,892	1,496,575	(56,317)
Expiring 01/17/13	Hong Kong & Shanghai Bank	JPY	16,558	196,108	191,151	(4,957)
Expiring 03/21/13	Barclays Capital Group	JPY	308,371	3,585,825	3,561,740	(24,085)
Expiring 03/21/13	Barclays Capital Group	JPY	288,123	3,417,704	3,327,870	(89,834)
Expiring 03/21/13	Barclays Capital Group	JPY	247,051	2,881,430	2,853,483	(27,947)
Expiring 03/21/13	Barclays Capital Group	JPY	127,293	1,484,654	1,470,255	(14,399)
Expiring 03/21/13	UBS AG	JPY	37,500	562,173	433,132	(129,041)
Mexican Peso,
Expiring 04/03/13	Barclays Capital Group	MXN	11,014	834,080	844,687	10,607
Expiring 04/03/13	Barclays Capital Group	MXN	1,859	145,000	142,540	(2,460)
Expiring 04/03/13	Citigroup Global Markets	MXN	14,070	1,092,000	1,079,071	(12,929)
Expiring 04/03/13	Credit Suisse First Boston Corp.	MXN	16,936	1,261,043	1,298,888	37,845
Expiring 04/03/13	Deutsche Bank	MXN	351	26,780	26,936	156
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	3,127	243,000	239,819	(3,181)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	2,243	175,000	172,042	(2,958)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	1,859	145,000	142,565	(2,435)
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	1,066	80,770	81,787	1,017
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	695	54,000	53,318	(682)
Expiring 04/03/13	JPMorgan Chase	MXN	11,947	932,000	916,262	(15,738)
Expiring 04/03/13	JPMorgan Chase	MXN	4,729	368,000	362,661	(5,339)
Expiring 04/03/13	JPMorgan Chase	MXN	1,487	116,000	114,037	(1,963)
Expiring 04/03/13	JPMorgan Chase	MXN	1,308	99,973	100,324	351
Expiring 04/03/13	Morgan Stanley	MXN	9,802	756,000	751,699	(4,301)
Expiring 04/03/13	Morgan Stanley	MXN	8,293	644,000	636,039	(7,961)
Expiring 04/03/13	Morgan Stanley	MXN	7,311	568,000	560,696	(7,304)
Expiring 04/03/13	Morgan Stanley	MXN	4,170	324,000	319,809	(4,191)
Expiring 04/03/13	Morgan Stanley	MXN	2,686	209,000	206,024	(2,976)
Expiring 04/03/13	UBS AG	MXN	24,537	1,909,000	1,881,815	(27,185)
Expiring 04/03/13	UBS AG	MXN	8,421	641,000	645,809	4,809

SEE NOTES TO FINANCIAL STATEMENTS.

A48

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso (continued),
Expiring 04/03/13	UBS AG	MXN	6,705	$515,000	$514,242	$(758)
Expiring 04/03/13	UBS AG	MXN	4,608	358,000	353,410	(4,590)
Expiring 04/03/13	UBS AG	MXN	4,313	335,000	330,782	(4,218)
New Zealand Dollar,
Expiring 01/31/13	Credit Suisse First Boston Corp.	NZD	135	113,984	111,334	(2,650)
Expiring 03/20/13	Barclays Capital Group	NZD	4,634	3,835,049	3,810,380	(24,669)
Expiring 03/20/13	Barclays Capital Group	NZD	3,457	2,829,907	2,842,400	12,493
Expiring 03/20/13	Barclays Capital Group	NZD	3,296	2,697,955	2,710,113	12,158
Norwegian Krone,
Expiring 01/07/13	Royal Bank of Scotland Group PLC	NOK	45	7,717	8,027	310
Expiring 03/20/13	Barclays Capital Group	NOK	45,967	8,146,279	8,246,841	100,562
Expiring 03/20/13	Barclays Capital Group	NOK	33,171	5,878,459	5,951,026	72,567
Expiring 03/20/13	Morgan Stanley	NOK	54,022	9,576,917	9,691,961	115,044
Expiring 03/20/13	Morgan Stanley	NOK	33,171	5,880,387	5,951,026	70,639
Expiring 04/09/13	Royal Bank of Scotland Group PLC	NOK	46	7,862	8,178	316
Expiring 07/09/13	Royal Bank of Scotland Group PLC	NOK	45	7,751	8,061	310
Expiring 10/09/13	Royal Bank of Scotland Group PLC	NOK	46	7,810	8,118	308
South African Rand,
Expiring 01/30/13	Goldman Sachs & Co.	ZAR	1,400	164,427	164,415	(12)
Expiring 01/30/13	JPMorgan Chase	ZAR	1,229	140,588	144,321	3,733
Swedish Krona,
Expiring 03/20/13	UBS AG	SEK	16,000	2,389,391	2,455,921	66,530
Swiss Franc,
Expiring 03/20/13	UBS AG	CHF	1,000	1,061,797	1,094,930	33,133

				$352,071,018	$352,475,867	$404,849

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 01/10/13	JPMorgan Chase	AUD	20	$20,915	$20,753	$162
Expiring 01/10/13	Morgan Stanley	AUD	881	927,322	914,154	13,168
Expiring 01/10/13	Royal Bank of Canada	AUD	131	138,184	135,930	2,254
Expiring 01/10/13	Royal Bank of Scotland Group PLC	AUD	17	17,932	17,639	293
Expiring 01/10/13	UBS AG	AUD	13,060	13,500,122	13,551,471	(51,349)
Expiring 01/10/13	UBS AG	AUD	4,723	4,880,276	4,900,735	(20,459)
Expiring 03/20/13	Barclays Capital Group	AUD	11,626	12,070,855	12,002,990	67,865
Expiring 03/20/13	Barclays Capital Group	AUD	10,576	10,981,191	10,919,452	61,739
Expiring 03/20/13	Morgan Stanley	AUD	28,960	30,036,506	29,899,167	137,339
Expiring 03/20/13	Morgan Stanley	AUD	16,200	16,802,306	16,725,479	76,827
Brazilian Real,
Expiring 02/04/13	Credit Suisse First Boston Corp.	BRL	356	170,000	173,017	(3,017)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	999	473,000	485,808	(12,808)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	963	460,000	468,275	(8,275)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	339	161,000	164,707	(3,707)
Expiring 02/04/13	Hong Kong & Shanghai Bank	BRL	35	16,698	16,756	(58)
Expiring 02/04/13	JPMorgan Chase	BRL	388	184,500	188,805	(4,305)
Expiring 02/04/13	JPMorgan Chase	BRL	388	184,500	188,761	(4,261)
Expiring 02/04/13	UBS AG	BRL	666	315,000	323,805	(8,805)
Expiring 04/05/13	Royal Bank of Scotland Group PLC	BRL	88	42,275	42,246	29

SEE NOTES TO FINANCIAL STATEMENTS.

A49

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 03/12/13	JPMorgan Chase	GBP	33,744		$54,042,602	$54,803,313	$(760,711)
Expiring 03/12/13	Morgan Stanley	GBP	2,873		4,620,991	4,666,013	(45,022)
Expiring 03/12/13	Royal Bank of Scotland Group PLC	GBP	45		72,700	73,084	(384)
Expiring 03/12/13	UBS AG	GBP	627		1,018,862	1,018,304	558
Expiring 03/12/13	UBS AG	GBP	513		833,615	833,159	456
Expiring 03/12/13	Westpac Banking Corp.	GBP	437		710,118	709,728	390
Canadian Dollar,
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	53		53,348	53,716	(368)
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	23		23,236	23,014	222
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	7		6,779	6,706	73
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	5		5,343	5,358	(15)
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	3		2,706	2,682	24
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	3		2,711	2,687	24
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	3		2,587	2,586	1
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	1		1,291	1,279	12
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	1		1,281	1,280	1
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	1		1,278	1,278	—
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	1		1,329	1,339	(10)
Expiring 01/07/13	Royal Bank of Scotland Group PLC	CAD	—	#	425	429	(4)
Expiring 01/22/13	Royal Bank of Scotland Group PLC	CAD	31		31,480	31,495	(15)
Expiring 01/22/13	Royal Bank of Scotland Group PLC	CAD	28		28,559	28,554	5
Expiring 01/22/13	Royal Bank of Scotland Group PLC	CAD	4		3,801	3,815	(14)
Expiring 01/22/13	Royal Bank of Scotland Group PLC	CAD	4		3,683	3,682	1
Expiring 01/22/13	Royal Bank of Scotland Group PLC	CAD	3		2,731	2,752	(21)
Expiring 01/22/13	Royal Bank of Scotland Group PLC	CAD	2		1,825	1,839	(14)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	1,162		1,171,279	1,167,416	3,863
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	569		570,029	571,101	(1,072)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	441		442,842	443,136	(294)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	381		381,306	382,864	(1,558)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	124		124,296	124,758	(462)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	119		118,873	119,702	(829)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	108		108,895	108,863	32

SEE NOTES TO FINANCIAL STATEMENTS.

A50

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	105	$104,643	$105,314	$(671)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	105	104,280	105,102	(822)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	97	96,767	97,370	(603)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	92	90,903	91,995	(1,092)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	69	69,024	69,113	(89)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	54	54,204	54,213	(9)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	53	52,678	53,014	(336)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	51	51,340	51,268	72
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	50	50,652	50,528	124
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	50	49,818	49,871	(53)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	49	48,576	48,716	(140)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	43	42,488	43,085	(597)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	40	39,886	39,910	(24)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	33	32,927	33,049	(122)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	32	31,858	31,855	3
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	31	31,504	31,578	(74)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	31	31,108	31,418	(310)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	30	29,904	29,772	132
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	25	25,003	24,951	52
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	20	19,923	19,882	41
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	19	19,081	19,096	(15)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	17	17,015	16,969	46
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	14	13,929	13,634	295
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	11	10,886	10,865	21
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	11	10,694	10,633	61
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	10	10,168	9,978	190
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	9	9,051	9,016	35
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	7	6,762	6,785	(23)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	6	6,198	6,191	7

SEE NOTES TO FINANCIAL STATEMENTS.

A51

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	5	$5,483	$5,405	$78
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	5	5,258	5,258	—
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	5	5,011	4,982	29
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	5	4,819	4,706	113
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	5	4,758	4,690	68
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	4	3,908	3,903	5
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	3	3,144	3,117	27
Expiring 02/07/13	Royal Bank of Scotland Group PLC	CAD	3	2,797	2,825	(28)
Expiring 02/15/13	Royal Bank of Scotland Group PLC	CAD	40	40,508	40,532	(24)
Expiring 02/15/13	Royal Bank of Scotland Group PLC	CAD	24	24,386	24,400	(14)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	201	200,948	202,149	(1,201)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	168	167,013	168,499	(1,486)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	52	52,454	52,649	(195)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	22	22,158	22,380	(222)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	14	14,168	14,061	107
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	8	8,272	8,199	73
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	8	7,932	7,928	4
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	8	7,789	7,777	12
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	6	5,862	5,879	(17)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	6	5,847	5,792	55
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	6	5,784	5,737	47
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	6	5,624	5,618	6
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	6	5,502	5,482	20
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	6	5,540	5,536	4
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	5	5,138	5,152	(14)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	4	3,486	3,476	10
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	2	2,398	2,375	23
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	2	2,319	2,294	25
Expiring 02/22/13	Royal Bank of Scotland Group PLC	CAD	2	1,550	1,552	(2)

SEE NOTES TO FINANCIAL STATEMENTS.

A52

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 02/28/13	Royal Bank of Scotland Group PLC	CAD	176	$176,151	$176,206	$(55)
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	1,162	1,172,626	1,166,746	5,880
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	130	131,490	130,336	1,154
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	112	112,252	111,921	331
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	99	100,114	99,164	950
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	67	67,198	67,307	(109)
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	62	62,427	61,840	587
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	37	37,796	37,391	405
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	21	20,891	20,733	158
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	5	4,821	4,782	39
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	3	2,685	2,665	20
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	1	875	874	1
Expiring 03/07/13	Royal Bank of Scotland Group PLC	CAD	1	527	527	—
Expiring 03/20/13	Barclays Capital Group	CAD	14,176	14,274,274	14,227,033	47,241
Expiring 03/20/13	Barclays Capital Group	CAD	8,375	8,433,457	8,405,547	27,910
Expiring 03/20/13	Morgan Stanley	CAD	14,176	14,276,071	14,227,033	49,038
Expiring 03/20/13	Morgan Stanley	CAD	10,414	10,488,124	10,452,098	36,026
Expiring 03/21/13	Citigroup Global Markets	CAD	5,052	5,113,179	5,070,253	42,926
Expiring 03/21/13	Citigroup Global Markets	CAD	4,829	4,887,479	4,846,448	41,031
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	289	290,223	289,547	676
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	152	151,950	152,002	(52)
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	144	144,461	143,936	525
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	143	143,739	143,306	433
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	83	84,355	83,557	798
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	56	56,875	56,344	531
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	48	48,604	48,088	516
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	27	26,909	26,691	218
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	20	20,561	20,381	180
Expiring 06/04/13	Royal Bank of Scotland Group PLC	CAD	4	3,918	3,915	3
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	1,015	1,017,627	1,016,454	1,173
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	40	39,655	39,610	45
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	39	39,542	39,315	227

SEE NOTES TO FINANCIAL STATEMENTS.

A53

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Canadian Dollar (continued),
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	39	$39,585	$39,166	$419
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	39	39,503	39,130	373
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	34	34,359	34,035	324
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	33	32,603	32,633	(30)
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	32	32,524	32,449	75
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	31	30,741	30,492	249
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	29	29,492	29,385	107
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	29	28,993	28,904	89
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	29	28,847	28,904	(57)
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	18	18,247	18,088	159
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	18	17,658	17,645	13
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	14	13,838	13,733	105
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	9	9,435	9,450	(15)
Expiring 06/28/13	Royal Bank of Scotland Group PLC	CAD	4	4,325	4,320	5
Chinese Yuan,
Expiring 02/01/13	Deutsche Bank	CNY	15,354	2,395,000	2,458,196	(63,196)
Expiring 02/01/13	Hong Kong & Shanghai Bank	CNY	3,846	604,717	615,736	(11,019)
Expiring 02/01/13	JPMorgan Chase	CNY	60,003	9,417,350	9,606,289	(188,939)
Expiring 02/01/13	JPMorgan Chase	CNY	7,996	1,254,880	1,280,057	(25,177)
Euro,
Expiring 01/02/13	BNP Paribas	EUR	66,056	85,544,832	87,192,649	(1,647,817)
Expiring 01/02/13	Citigroup Global Markets	EUR	578	753,871	762,949	(9,078)
Expiring 01/02/13	Credit Suisse First Boston Corp.	EUR	1,781	2,304,835	2,350,886	(46,051)
Expiring 01/02/13	JPMorgan Chase	EUR	2,149	2,812,345	2,836,639	(24,294)
Expiring 01/02/13	Morgan Stanley	EUR	451	593,678	595,311	(1,633)
Expiring 01/02/13	UBS AG	EUR	3,170	4,143,238	4,184,339	(41,101)
Expiring 01/28/13	Royal Bank of Scotland Group PLC	EUR	604	805,109	797,070	8,039
Expiring 01/31/13	Royal Bank of Scotland Group PLC	EUR	20	26,388	26,571	(183)
Expiring 02/04/13	UBS AG	EUR	68,434	90,976,502	90,357,600	618,902
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	23	29,865	30,356	(491)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	22	28,879	29,402	(523)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	15	18,745	19,117	(372)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	13	16,462	16,960	(498)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	13	16,258	16,808	(550)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	12	15,335	15,655	(320)

SEE NOTES TO FINANCIAL STATEMENTS.

A54

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	6	$7,079	$7,225	$(146)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	4	5,284	5,469	(185)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	2	2,630	2,709	(79)
Expiring 02/07/13	Royal Bank of Scotland Group PLC	EUR	1	977	1,004	(27)
Expiring 02/19/13	BNP Paribas	EUR	13,251	16,975,114	17,498,290	(523,176)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	118	151,757	156,217	(4,460)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	62	78,449	81,188	(2,739)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	59	75,823	78,388	(2,565)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	53	69,294	70,537	(1,243)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	29	36,992	38,004	(1,012)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	27	35,035	35,730	(695)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	27	34,873	35,327	(454)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	24	31,558	32,108	(550)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	21	27,243	28,066	(823)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	20	25,767	26,193	(426)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	15	18,996	19,388	(392)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	14	17,843	18,215	(372)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	14	17,256	17,777	(521)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	12	15,800	16,150	(350)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	12	15,570	15,887	(317)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	10	13,198	13,543	(345)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	9	11,598	11,845	(247)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	7	9,222	9,309	(87)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	7	8,969	9,081	(112)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	6	7,867	7,962	(95)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	4	5,537	5,669	(132)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	4	4,812	4,899	(87)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	3	3,222	3,256	(34)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	2	2,908	2,976	(68)

SEE NOTES TO FINANCIAL STATEMENTS.

A55

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)			Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	2		$2,462	$2,502	$(40)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	2		2,499	2,556	(57)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	2		1,943	1,990	(47)
Expiring 02/22/13	Royal Bank of Scotland Group PLC	EUR	—	#	414	420	(6)
Expiring 02/28/13	Royal Bank of Scotland Group PLC	EUR	1,581		2,083,989	2,087,189	(3,200)
Expiring 03/18/13	Royal Bank of Scotland Group PLC	EUR	5,926		7,652,025	7,827,417	(175,392)
Expiring 03/18/13	Royal Bank of Scotland Group PLC	EUR	54		70,696	71,326	(630)
Expiring 03/18/13	UBS AG	EUR	213		277,204	281,343	(4,139)
Expiring 03/20/13	Barclays Capital Group	EUR	3,120		4,119,106	4,120,541	(1,435)
Expiring 03/20/13	Barclays Capital Group	EUR	3,013		3,893,069	3,980,008	(86,939)
Expiring 03/20/13	Barclays Capital Group	EUR	2,649		3,468,781	3,498,686	(29,905)
Expiring 03/20/13	Barclays Capital Group	EUR	1,927		2,490,007	2,545,613	(55,606)
Expiring 03/20/13	Barclays Capital Group	EUR	1,757		2,300,337	2,320,168	(19,831)
Expiring 03/20/13	Barclays Capital Group	EUR	1,374		1,814,560	1,814,971	(411)
Expiring 03/20/13	Royal Bank of Scotland Group PLC	EUR	554		721,777	731,753	(9,976)
Expiring 03/20/13	UBS AG	EUR	1,250		1,770,019	1,651,109	118,910
Expiring 04/05/13	Royal Bank of Scotland Group PLC	EUR	3		3,459	3,468	(9)
Expiring 05/23/13	Barclays Capital Group	EUR	5,139		6,589,226	6,792,198	(202,972)
Expiring 05/23/13	Credit Suisse First Boston Corp.	EUR	5,139		6,546,495	6,792,198	(245,703)
Expiring 06/10/13	Royal Bank of Scotland Group PLC	EUR	49		62,187	64,240	(2,053)
Expiring 09/13/13	Barclays Capital Group	EUR	1,087		1,409,797	1,438,211	(28,414)
Expiring 04/07/14	Royal Bank of Scotland Group PLC	EUR	3		3,467	3,483	(16)
Expiring 06/09/14	Royal Bank of Scotland Group PLC	EUR	83		106,002	109,522	(3,520)
Expiring 04/07/15	Royal Bank of Scotland Group PLC	EUR	3		3,476	3,511	(35)
Expiring 06/09/15	Royal Bank of Scotland Group PLC	EUR	83		106,332	110,319	(3,987)
Expiring 11/09/15	Royal Bank of Scotland Group PLC	EUR	35		44,624	46,243	(1,619)
Expiring 04/05/16	Royal Bank of Scotland Group PLC	EUR	3		3,486	3,532	(46)
Expiring 04/05/17	Royal Bank of Scotland Group PLC	EUR	3		3,501	3,558	(57)
Japanese Yen,
Expiring 01/17/13	Barclays Capital Group	JPY	267,084		3,164,645	3,083,312	81,333
Expiring 01/17/13	Barclays Capital Group	JPY	54,304		645,193	626,904	18,289
Expiring 01/17/13	Citigroup Global Markets	JPY	68,991		817,360	796,456	20,904
Expiring 01/17/13	Deutsche Bank	JPY	78,367		955,530	904,697	50,833
Expiring 01/17/13	Royal Bank of Canada	JPY	137,583		1,621,925	1,588,307	33,618
Expiring 01/17/13	Royal Bank of Canada	JPY	98,676		1,163,262	1,139,151	24,111
Expiring 01/17/13	Royal Bank of Canada	JPY	82,539		1,002,235	952,859	49,376
Expiring 01/17/13	UBS AG	JPY	256,194		3,044,564	2,957,593	86,971
Expiring 03/21/13	Barclays Capital Group	JPY	594,232		7,222,600	6,863,490	359,110
Expiring 03/21/13	Barclays Capital Group	JPY	488,179		5,933,570	5,638,551	295,019
Expiring 03/21/13	Morgan Stanley	JPY	985,173		11,961,131	11,378,923	582,208
Expiring 03/21/13	Morgan Stanley	JPY	559,669		6,795,024	6,464,276	330,748

SEE NOTES TO FINANCIAL STATEMENTS.

A56

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Mexican Peso,
Expiring 04/03/13	Hong Kong & Shanghai Bank	MXN	5,745	$434,000	$440,617	$(6,617)
Expiring 04/03/13	JPMorgan Chase	MXN	31,955	2,445,014	2,450,699	(5,685)
Expiring 04/03/13	JPMorgan Chase	MXN	4,748	363,322	364,167	(845)
Expiring 04/03/13	Morgan Stanley	MXN	7,331	554,000	562,235	(8,235)
Expiring 04/03/13	Morgan Stanley	MXN	4,940	374,000	378,871	(4,871)
Expiring 04/03/13	UBS AG	MXN	6,209	469,000	476,151	(7,151)
Expiring 04/03/13	UBS AG	MXN	1,946	147,000	149,224	(2,224)
Expiring 04/04/13	Credit Suisse First Boston Corp.	MXN	88,608	6,744,113	6,794,807	(50,694)
Expiring 04/18/13	Citigroup Global Markets	MXN	113,312	8,780,822	8,677,203	103,619
New Zealand Dollar,
Expiring 01/31/13	JPMorgan Chase	NZD	13,826	11,494,383	11,402,239	92,144
Expiring 03/20/13	Barclays Capital Group	NZD	11,566	9,487,912	9,509,502	(21,590)
Expiring 03/20/13	Barclays Capital Group	NZD	8,600	7,054,741	7,070,794	(16,053)
Expiring 03/20/13	Barclays Capital Group	NZD	4,248	3,558,965	3,492,401	66,564
Expiring 03/20/13	Barclays Capital Group	NZD	2,910	2,428,664	2,392,715	35,949
Expiring 03/20/13	Morgan Stanley	NZD	16,690	13,732,389	13,722,488	9,901
Expiring 03/20/13	Morgan Stanley	NZD	8,600	7,075,896	7,070,794	5,102
Norwegian Krone,
Expiring 01/07/13	Royal Bank of Scotland Group PLC	NOK	89	15,488	16,054	(566)
Expiring 01/07/13	Royal Bank of Scotland Group PLC	NOK	37	6,472	6,689	(217)
Expiring 03/20/13	Barclays Capital Group	NOK	19,596	3,503,570	3,515,706	(12,136)
Expiring 03/20/13	Barclays Capital Group	NOK	17,158	3,048,500	3,078,298	(29,798)
Expiring 03/20/13	Barclays Capital Group	NOK	15,769	2,763,933	2,829,040	(65,107)
Expiring 03/20/13	Barclays Capital Group	NOK	9,907	1,760,106	1,777,310	(17,204)
Expiring 03/27/13	Royal Bank of Scotland Group PLC	NOK	45	7,344	8,071	(727)
Expiring 04/09/13	Royal Bank of Scotland Group PLC	NOK	91	15,781	16,356	(575)
Expiring 04/09/13	Royal Bank of Scotland Group PLC	NOK	38	6,594	6,815	(221)
Expiring 05/21/13	Royal Bank of Scotland Group PLC	NOK	98	16,804	17,519	(715)
Expiring 06/11/13	Royal Bank of Scotland Group PLC	NOK	134	21,771	23,951	(2,180)
Expiring 06/27/13	Royal Bank of Scotland Group PLC	NOK	46	7,485	8,223	(738)
Expiring 07/09/13	Royal Bank of Scotland Group PLC	NOK	90	15,557	16,123	(566)
Expiring 07/09/13	Royal Bank of Scotland Group PLC	NOK	38	6,500	6,717	(217)
Expiring 09/16/13	Royal Bank of Scotland Group PLC	NOK	1,038	179,429	184,881	(5,452)
Expiring 09/27/13	Royal Bank of Scotland Group PLC	NOK	46	7,461	8,191	(730)
Expiring 10/09/13	Royal Bank of Scotland Group PLC	NOK	91	15,675	16,237	(562)
Expiring 10/09/13	Royal Bank of Scotland Group PLC	NOK	38	6,548	6,765	(217)
Expiring 11/18/13	Royal Bank of Scotland Group PLC	NOK	98	16,657	17,390	(733)
Expiring 12/11/13	Royal Bank of Scotland Group PLC	NOK	137	22,134	24,318	(2,184)
Expiring 12/18/13	Royal Bank of Scotland Group PLC	NOK	3,000	512,321	532,370	(20,049)
Expiring 12/18/13	Royal Bank of Scotland Group PLC	NOK	2,500	429,435	443,642	(14,207)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Norwegian Krone (continued),
Expiring 12/27/13	Royal Bank of Scotland Group PLC	NOK	46	$7,357	$8,072	$(715)
Expiring 03/27/14	Royal Bank of Scotland Group PLC	NOK	45	7,252	7,961	(709)
Expiring 05/19/14	Royal Bank of Scotland Group PLC	NOK	98	16,576	17,285	(709)
Expiring 06/11/14	Royal Bank of Scotland Group PLC	NOK	136	21,855	24,045	(2,190)
Expiring 06/27/14	Royal Bank of Scotland Group PLC	NOK	46	7,388	8,114	(726)
Expiring 09/29/14	Royal Bank of Scotland Group PLC	NOK	46	7,359	8,090	(731)
Expiring 09/29/14	Royal Bank of Scotland Group PLC	NOK	46	7,252	8,003	(751)
Expiring 11/18/14	Royal Bank of Scotland Group PLC	NOK	1,718	286,168	301,681	(15,513)
Expiring 12/11/14	Royal Bank of Scotland Group PLC	NOK	137	21,823	24,041	(2,218)
Expiring 03/27/15	Royal Bank of Scotland Group PLC	NOK	45	7,147	7,977	(830)
Expiring 06/11/15	Royal Bank of Scotland Group PLC	NOK	2,636	416,811	463,868	(47,057)
Expiring 06/29/15	Royal Bank of Scotland Group PLC	NOK	1,546	244,582	274,053	(29,471)
Expiring 04/27/16	Royal Bank of Scotland Group PLC	NOK	2,551	429,859	448,868	(19,009)
Singapore Dollar,
Expiring 03/20/13	Barclays Capital Group	SGD	3,850	3,159,829	3,151,280	8,549
Expiring 03/20/13	Morgan Stanley	SGD	19,769	16,223,731	16,182,230	41,501
Expiring 03/20/13	Morgan Stanley	SGD	15,644	12,838,597	12,805,755	32,842
South African Rand,
Expiring 01/30/13	JPMorgan Chase	ZAR	3,561	402,820	418,237	(15,417)
Expiring 01/30/13	JPMorgan Chase	ZAR	2,067	233,771	242,718	(8,947)
Swedish Krona,
Expiring 03/20/13	Barclays Capital Group	SEK	28,856	4,421,637	4,429,289	(7,652)
Expiring 03/20/13	Barclays Capital Group	SEK	21,140	3,239,287	3,244,893	(5,606)
Expiring 03/20/13	Barclays Capital Group	SEK	20,866	3,159,620	3,202,775	(43,155)
Expiring 03/20/13	Barclays Capital Group	SEK	17,352	2,627,576	2,663,464	(35,888)
Expiring 03/20/13	Barclays Capital Group	SEK	16,585	2,499,935	2,545,722	(45,787)
Expiring 03/20/13	Barclays Capital Group	SEK	4,135	623,293	634,709	(11,416)
Expiring 03/20/13	Morgan Stanley	SEK	20,866	3,156,776	3,202,775	(45,999)
Expiring 03/20/13	Morgan Stanley	SEK	17,352	2,625,210	2,663,463	(38,253)
Swiss Franc,
Expiring 02/14/13	Citigroup Global Markets	CHF	172	182,837	188,215	(5,378)

				$673,108,590	$674,504,542	$(1,395,952)

#	Notional Amount is less than 500.

Reverse Repurchase Agreement outstanding at December 31, 2012:

Broker	Interest Rate	Trade Date	Value at December 31, 2012	Maturity Date	Cost
BNP Paribas	0.34%	11/30/2012	$1,092,500	01/03/2013	$1,092,500

SEE NOTES TO FINANCIAL STATEMENTS.

A58

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012:

	Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
AUD	500	06/15/22	5.000%	6 month Australian Bank Bill rate(1)	$50,859	$(1,601)	$52,460	Deutsche Bank AG
AUD	200	06/15/22	5.000%	6 month Australian Bank Bill rate(1)	20,412	(764)	21,176	Citigroup, Inc.
BRL	7,000	01/02/15	8.830%	Brazilian interbank lending rate(1)	82,591	33,871	48,720	HSBC Bank USA
BRL	6,900	01/02/17	8.220%	Brazilian interbank lending rate(1)	(4,820)	(362)	(4,458)	Morgan Stanley
BRL	4,100	01/02/17	8.300%	Brazilian interbank lending rate(1)	3,140	4,800	(1,660)	Goldman Sachs & Co.
EUR	500	07/25/16	2.000%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	4,471	1,345	3,126	Citigroup, Inc.
EUR	1,000	09/01/17	1.950%	FRC—Excluding Tobacco—Non-Revised Consumer Price Index(1)	859	—	859	BNP Paribas
JPY	1,680,000	12/21/21	1.500%	3 month LIBOR(1)	1,341,290	390,161	951,129	Royal Bank of Scotland PLC
MXN	19,800	12/08/15	6.590%	28 day Mexican interbank rate(1)	64,448	(13,992)	78,440	Morgan Stanley
MXN	12,900	12/08/15	6.590%	28 day Mexican interbank rate(1)	44,606	2,795	41,811	HSBC Bank USA
MXN	62,800	06/08/16	6.750%	28 day Mexican interbank rate(1)	246,643	41,183	205,460	Morgan Stanley
MXN	19,200	06/08/16	5.800%	28 day Mexican interbank rate(1)	30,078	1,400	28,678	HSBC Bank USA
MXN	6,800	06/08/16	6.750%	28 day Mexican interbank rate(1)	26,707	2,128	24,579	Barclays Bank PLC
MXN	6,100	06/08/16	6.750%	28 day Mexican interbank rate(1)	23,961	2,435	21,526	HSBC Bank USA
MXN	33,000	09/13/17	5.500%	28 day Mexican interbank rate(1)	32,091	(6,007)	38,098	Morgan Stanley
MXN	8,500	09/13/17	5.500%	28 day Mexican interbank rate(1)	8,266	(2,122)	10,388	HSBC Bank USA
MXN	6,300	09/13/17	5.500%	28 day Mexican interbank rate(1)	6,126	(660)	6,786	Barclays Bank PLC
MXN	4,700	07/27/20	6.960%	28 day Mexican interbank rate(1)	30,787	(17,166)	47,953	HSBC Bank USA
MXN	7,600	06/02/21	7.500%	28 day Mexican interbank rate(1)	73,184	4,083	69,101	Morgan Stanley
MXN	4,900	06/02/21	6.650%	28 day Mexican interbank rate(1)	25,115	2,127	22,988	Morgan Stanley
	$4,500	07/15/17	2.250%	CPI Urban Consumers(2)	5,416	8,359	(2,943)	Royal Bank of Scotland PLC
	1,300	07/15/17	2.250%	CPI Urban Consumers(2)	1,565	1,061	504	BNP Paribas
	2,700	07/15/22	2.500%	CPI Urban Consumers(2)	43,793	34,392	9,401	BNP Paribas

SEE NOTES TO FINANCIAL STATEMENTS.

A59

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest rate swap agreements outstanding at December 31, 2012 (continued):

Notional Amount# (000)	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$300	07/15/22	2.500%	CPI Urban Consumers(2)	$4,866	$6,653	$(1,787)	Deutsche Bank AG

				$2,166,454	$494,119	$1,672,335

Notional Amount# (000)		Termination Date	Fixed Rate	Floating Rate	Value at December 31, 2012	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Exchange-traded swap agreements:
JPY	2,880,000	03/21/23	1.000%	6 month LIBOR(1)	$332,532	$375,346	$42,814
	$5,700	06/20/17	1.500%	3 month LIBOR(1)	(189,061)	(197,795)	(8,734)
	4,400	01/04/18	1.400%	3 month LIBOR(1)	—	(677)	(677)
	3,000	01/04/18	1.500%	3 month LIBOR(1)	—	(6,344)	(6,344)
	28,900	06/20/22	2.250%	3 month LIBOR(1)	(1,721,411)	(1,367,691)	353,720
	3,300	12/19/42	2.500%	3 month LIBOR(1)	129,203	202,132	72,929

					$(1,448,737)	$(995,029)	$453,708

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount# (000)(4)		Implied Credit Spread at December 31, 2012(3) (unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate and/or sovereign issues—Sell Protection(1):
Australian Government	09/20/16	1.000%		$1,600	0.282%	$42,774	$17,626	$25,148	Deutsche Bank AG
Australian Government	09/20/16	1.000%		400	0.282%	10,694	4,255	6,439	UBS AG
BP Capital Markets America	12/20/15	1.000%		1,200	0.378%	23,954	(15,919)	39,873	Morgan Stanley
BP Capital Markets America	12/20/15	1.000%		200	0.378%	3,992	(1,990)	5,982	Barclays Bank PLC
Commonwealth of Pennsylvania	03/20/21	1.400%		700	1.191%	10,888	—	10,888	Morgan Stanley
Federal Republic of Brazil	06/20/15	1.000%		500	0.598%	5,047	(2,089)	7,136	Barclays Bank PLC
Federal Republic of Brazil	06/20/15	1.000%		500	0.598%	5,047	(4,620)	9,667	Barclays Bank PLC
Japan Gov’t. Series 55	12/20/15	1.000%		600	0.401%	10,244	7,598	2,646	Goldman Sachs & Co.
Nokia OYJ	09/20/14	5.000%	EUR	100	2.590%	5,623	(8,685)	14,308	Goldman Sachs & Co.
Republic of Italy	06/20/17	1.000%		100	2.619%	(6,765)	(13,272)	6,507	Deutsche Bank AG
State of New York	03/20/21	1.850%		700	1.040%	40,277	—	40,277	Bank of America
United Kingdom Treasury	06/20/15	1.000%		300	0.150%	6,030	1,301	4,729	Deutsche Bank AG
United Kingdom Treasury	06/20/15	1.000%		100	0.150%	2,010	366	1,644	Citigroup, Inc.

						$159,815	$(15,429)	$175,244

SEE NOTES TO FINANCIAL STATEMENTS.

A60

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

The Portfolio entered into credit default swap agreements on corporate issues as the protection seller to provide a measure of protection against the current portfolio of investments’ exposure to market conditions, or to take an active short position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

Reference Entity/Obligation	Termination Date	Notional Amount# (000)(4)	Fixed Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps—Buy Protection(2):
Bank of America	06/20/18	$700	1.000%	$12,535	$87,153	$(74,618)	Deutsche Bank AG
Dow Jones CDX NA HY19 5Y Index	12/20/17	12,175	5.000%	(57,462)	(43,475)	(13,987)	Bank of America
Dow Jones CDX NA HY19 5Y Index	12/20/17	5,000	5.000%	(23,598)	(17,854)	(5,744)	Bank of America
Dow Jones CDX NA HY19 5Y Index	12/20/17	2,500	5.000%	(11,799)	(8,927)	(2,872)	Bank of America
Dow Jones CDX NA HY19 5Y Index	12/20/17	850	5.000%	(4,012)	—	(4,012)	Citigroup, Inc.
Dow Jones CDX NA HY19 5Y Index	12/20/17	450	5.000%	(2,124)	1,896	(4,020)	Bank of America
Dow Jones CDX NA HY19 5Y Index	12/20/17	350	5.000%	(1,652)	3,212	(4,864)	Barclays Bank PLC
Dow Jones CDX NA HY19 5Y Index	12/20/17	50	5.000%	(236)	1,395	(1,631)	Bank of America
Embarq Corp.	06/20/16	1,200	1.000%	(2,865)	(11,229)	8,364	Deutsche Bank AG
Hanson Ltd.	03/20/13	600	1.000%	(1,289)	(58)	(1,231)	Goldman Sachs & Co.
Host Hotels & Resorts	12/20/15	675	1.000%	(2,021)	22,792	(24,813)	Bank of America
United Kingdom Treasury	12/20/17	3,500	1.000%	(105,355)	(81,201)	(24,154)	BNP Paribas

				$(199,878)	$(46,296)	$(153,582)

(1)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Currency swap agreements outstanding at December 31, 2012:

Notional Amount (000)		Termination Date	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
JPY	224,000	05/15/14	3 Month LIBOR(1)	$208,661	$(26,498)	$235,159	BNP Paribas

(1)	The Portfolio pays a floating rate of 3 month LIBOR -75.5 bps based on a notional amount of JPY 224,000,000. The Portfolio receives a floating rate of 3 month LIBOR based on a notional amount of $2,800,000.

SEE NOTES TO FINANCIAL STATEMENTS.

A61

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Total return swap agreements outstanding at December 31, 2012:

Counterparty	Termination Date	Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	04/05/13	$18,480	Pay fixed payments on the HTUSDVYY Index and receive variable payments based on the 1 Month LIBOR+75 bps.	$287,610	$—	$287,610
Credit Suisse First Boston	04/05/13	15,843	Pay fixed payments on the NDDUEAFE Index and receive variable payments based on the 1 Month LIBOR+200 bps.	(17,886)	—	(17,886)
Credit Suisse First Boston	04/05/13	23,244	Receive fixed payments on the Dow-Jones-UBS Commodity Total Return Index and pay variable payments based on the U.S. Treasury Bill+20bps.	(2,018)	—	(2,018)
Deutsche Bank AG	06/12/13	525	Pay or receive amounts based on market value fluctuation of Aegis Group PLC.	(6,747)	—	(6,747)
Deutsche Bank AG	06/12/13	93	Pay or receive amounts based on market value fluctuation of Glencore International.	(18,391)	—	(18,391)
Deutsche Bank AG	06/12/13	30	Pay or receive amounts based on market value fluctuation of Xstrata PLC.	73,404	—	73,404

				$315,972	$—	$315,972

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A62

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$5,467,234,737	$—	$—
Common Stocks	651,485,599	99,071,692	3
Exchange Traded Funds	210,025,817	—	—
Preferred Stocks	6,489,808	—	890,472
Rights	—	—	3
Unaffiliated Mutual Funds	141,610,884	—	—
Warrants	1,524,440	—	231,586
Asset-Backed Securities	—	16,649,164	67,170
Bank Loans	—	3,909,177	—
Commercial Mortgage-Backed Securities	—	10,325,684	—
Convertible Bonds	—	184,112,162	154,978
Corporate Bonds	—	252,888,712	1,139,202
Foreign Government Bonds	—	356,360,565	5,333,992
Municipal Bonds	—	1,619,922	—
Residential Mortgage-Backed Securities	—	41,086,521	—
U.S. Government Agency Obligations	—	36,192,879	—
U.S. Treasury Obligations	—	370,871,747	—
Repurchase Agreements	—	91,300,000	—
Foreign Treasury Obligations	—	17,109,179	—
Certificates of Deposit	—	3,603,189	—
Commercial Paper	—	2,392,007	—
Options Purchased	196,080	587,867	—
Options Written	(228,943)	(1,253,143)	(8,013)
Short Sales – Common Stocks	(461,071,211)	(1,759,752)	(70)
Short Sales – Exchange Traded Funds	(3,062,142)	—	—
Short Sales – Preferred Stocks	(525,344)	—	—
Short Sales – U.S. Government Agency Obligation	—	(3,259,219)	—
Reverse Repurchase Agreement	—	(1,092,500)	—
Other Financial Instruments*
Financial Futures Contracts	(2,666,313)	—	—
Commodity Futures Contracts	(4,134,722)	—	—
Foreign Forward Currency Contracts	—	(991,103)	—
Interest Rate Swaps	453,708	1,672,335	—
Credit Default Swaps	—	21,662	—
Currency Swaps	—	235,159	—
Total Return Swaps	—	315,972	—

Total	$6,007,332,398	$1,481,969,878	$7,809,323

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A63

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Mutual Funds	56.9%
Affiliated Money Market Mutual Fund (1.6% represents investments purchased with collateral from securities on loan)	15.2
U.S. Treasury Obligations	4.9
Foreign Government Bonds	4.8
Exchange Traded Funds	2.8
Oil, Gas & Consumable Fuels	2.6
Unaffiliated Mutual Funds	1.9
Repurchase Agreements	1.2
Transportation Infrastructure	0.9
Metals & Mining	0.8
Electric Utilities	0.7
Road & Rail	0.6
Commercial Banks	0.6
Media	0.6
Real Estate Investment Trusts	0.5
Residential Mortgage-Backed Securities	0.5
Financial – Bank & Trust	0.5
Machinery	0.5
U.S. Government Agency Obligations	0.5
Diversified Financial Services	0.5
Multi-Utilities	0.4
Telecommunications	0.4
Household Durables	0.3
Insurance	0.3
Construction & Engineering	0.3
Software	0.3
Commercial Services & Supplies	0.3
Semiconductors & Semiconductor Equipment	0.3
Biotechnology	0.2
Foreign Treasury Bills	0.2
Independent Power Producers & Energy Traders	0.2
Internet Software & Services	0.2
Asset-Backed Securities	0.2
Healthcare Providers & Services	0.2
Pharmaceuticals	0.2
Wireless Telecommunication Services	0.2
Hotels, Restaurants & Leisure	0.2
Gas Utilities	0.2
Chemicals	0.2
Trading Companies & Distributors	0.2
IT Services	0.2
Holding Companies-Diversified	0.1
Textiles, Apparel & Luxury Goods	0.1
Energy Equipment & Services	0.1
Communications Equipment	0.1
Food Products	0.1
Commercial Mortgage-Backed Securities	0.1
Specialty Retail	0.1
Electronic Equipment, Instruments & Components	0.1
Aerospace & Defense	0.1
Industrial Conglomerates	0.1
Diversified Telecommunication Services	0.1
Healthcare Equipment & Supplies	0.1
Building Materials	0.1
Internet & Catalog Retail	0.1
Computers & Peripherals	0.1
Retail & Merchandising	0.1
Electrical Equipment	0.1

Beverages	0.1%
Capital Markets	0.1
Thrifts & Mortgage Finance	0.1
Marine	0.1
Transportation	0.1
Water Utilities	0.1
Certificates of Deposit	0.1
U.S. Government Agency Obligations	(0.1)
Retail & Merchandising	(0.1)
Electronic Equipment, Instruments & Components	(0.1)
Auto Components	(0.1)
Manufacturing	(0.1)
Diversified Financial Services	(0.1)
Electrical Equipment	(0.1)
Textiles, Apparel & Luxury Goods	(0.1)
Multi-Utilities	(0.1)
Internet & Catalog Retail	(0.1)
Food Products	(0.1)
Electric Utilities	(0.1)
Specialty Retail	(0.1)
Communications Equipment	(0.1)
Trading Companies & Distributors	(0.1)
Computers & Peripherals	(0.1)
Energy Equipment & Services	(0.1)
Commercial Services & Supplies	(0.1)
Healthcare Equipment & Supplies	(0.1)
Hotels, Restaurants & Leisure	(0.1)
Aerospace & Defense	(0.1)
Healthcare Providers & Services	(0.1)
Chemicals	(0.2)
IT Services	(0.2)
Pharmaceuticals	(0.2)
Internet Software & Services	(0.2)
Road & Rail	(0.2)
Metals & Mining	(0.2)
Biotechnology	(0.2)
Household Durables	(0.2)
Software	(0.2)
Media	(0.3)
Semiconductors & Semiconductor Equipment	(0.3)
Commercial Banks	(0.3)
Insurance	(0.3)
Machinery	(0.3)
Oil, Gas & Consumable Fuels	(0.3)
Real Estate Investment Trusts	(0.4)

98.9
Other assets in excess of liabilities	1.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A64

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$1,434,249	*	Due from broker-variation margin	$634,551	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	1,918,342		Unrealized depreciation on over-the-counter swap agreements	10,848
Interest rate contracts	Premiums paid for swap agreements	536,793		Premiums received for swap agreements	69,172
Interest rate contracts	Unaffiliated investments	260,052		Written options outstanding, at value	1,261,156
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	5,684,943		Unrealized depreciation on foreign currency forward contracts	6,676,046
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	183,608		Unrealized depreciation on over-the-counter swap agreements	161,946
Credit contracts	Premiums paid for swap agreements	147,594		Premiums received for swap agreements	209,319
Equity contracts	Unrealized appreciation on over-the-counter swap agreements	361,014		Unrealized depreciation on over-the-counter swap agreements	45,042
Equity contracts	Unaffiliated investments	2,279,924		Written options outstanding, at value	228,943
Equity contracts	Due from broker-variation margin	569,011	*	Due from broker-variation margin	3,581,314	*
Commodity contracts	Due from broker-variation margin	6,914,079	*	Due from broker-variation margin	11,048,801	*

Total		$20,289,609			$23,927,138

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchanged-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$(141,335)	$7,071,997	$1,585,269	$2,515,791	$—	$11,031,722
Foreign exchange contracts	—	—	(24,368)	—	22,431	—	4,829,689	4,827,752
Credit contracts	—	—	—	—	—	1,131,622	—	1,131,622
Equity contracts	147,811	159,050	(8,090,657)	23,829,989	4,828,552	3,784,901	—	24,659,646
Commodity contracts	—	—	—	(12,106,422)	—	—	—	(12,106,422)

Total	$147,811	$159,050	$(8,256,360)	$18,795,564	$6,436,252	$7,432,314	$4,829,689	$29,544,320

SEE NOTES TO FINANCIAL STATEMENTS.

A65

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Purchased Options	Futures	Written Options	Swaps	Forward Currency Contracts	Total
Interest rate contracts	$—	$—	$53,557	$(2,923,411)	$(803,531)	$393,715	$—	$(3,279,670)
Foreign exchange contracts	—	—	24,368	—	—	—	(2,820,673)	(2,796,305)
Credit contracts	—	—	—	—	—	641,196	—	641,196
Equity contracts	—	557,151	752,171	(4,779,099)	(312,090)	42,989	—	(3,738,878)
Commodity contracts	—	—	—	6,742,930	—	—	—	6,742,930

Total	$—	$557,151	$830,096	$(959,580)	$(1,115,621)	$1,077,900	$(2,820,673)	$(2,430,727)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options(1)	Written Options(2)	Futures Contracts - Long Positions(3)	Futures Contracts - Short Positions(3)	Forward Foreign Currency Exchange Purchase Contracts(4)	Forward Foreign Currency Exchange Sale Contracts(5)
$1,474,121	$2,577,047	$1,238,775,626	$495,530,708	$392,979,264	$662,538,262

Interest Rate Swap Agreements(6)	Credit Default Swap Agreements - Buy Protection(6)	Credit Default Swap Agreements - Sell Protection(6)	Total Return Swap Agreements(6)	Currency Swap Agreements(6)
$196,186,340	$24,331,816	$67,187,204	$56,862,735	$1,680,000

(1)	Cost.

(2)	Premium Received.

(3)	Value at Trade Date.

(4)	Value at Settlement Date Payable.

(5)	Value at Settlement Date Receivable.

(6)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A66

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $119,159,994:
Affiliated investments (cost $5,164,051,971)	$5,467,234,737
Unaffiliated investments (cost $2,369,702,308)	2,507,230,501
Foreign currency, at value (cost $2,176,165)	2,182,649
Deposit with broker	337,460,900
Receivable for investments sold	191,030,894
Dividends and interest receivable	12,896,258
Receivable for fund share sold	12,196,439
Unrealized appreciation on foreign currency forward contracts	5,684,943
Due from broker-variation margin	4,083,426
Unrealized appreciation on over-the-counter swap agreements	2,462,964
Premiums paid for swap agreements	684,387
Tax reclaim receivable	402,983
Prepaid expenses	9,976

Total Assets	8,543,561,057

LIABILITIES:
Securities sold short, at value (proceeds received $429,263,284)	469,677,738
Payable for investments purchased.	347,192,476
Payable to broker for collateral for securities on loan	121,050,994
Unrealized depreciation on foreign currency forward contracts	6,676,046
Due to broker	2,220,000
Advisory fees payable	2,115,948
Payable to custodian	1,747,544
Written options outstanding, at value (premiums received $1,783,703)	1,490,099
Reverse repurchase agreement	1,092,500
Dividends payable on securities sold short	642,895
Accrued expenses and other liabilities	510,451
Premiums received for swap agreements	278,491
Unrealized depreciation on over-the-counter swap agreements	217,836
Shareholder servicing fees payable.	29,124
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	92
Interest payable on securities sold short	58

Total Liabilities	954,942,770

NET ASSETS	$7,588,618,287

Net assets were comprised of:
Paid-in capital	$7,193,261,802
Retained earnings	395,356,485

Net assets, December 31, 2012	$7,588,618,287

Net asset value and redemption price per share, $7,588,618,287 / 663,855,446 outstanding shares of beneficial interest.	$11.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Affiliated dividend income	$68,568,327
Unaffiliated dividend income (net of $822,635 foreign withholding tax)	31,468,210
Interest income	25,042,253
Affiliated income from securities lending, net	628,808

125,707,598

EXPENSES
Advisory fees	50,784,891
Dividends on securities sold short	9,343,378
Shareholder servicing fees and expenses	2,881,746
Custodian and accounting fees	1,417,000
Broker fees and expenses on short sales	418,384
Trustees’ fees	75,000
Audit fee	66,000
Interest expense	43,764
Insurance expenses	26,000
Legal fees and expenses	26,000
Commitment fee on syndicated credit agreement	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Loan interest expense (Note 7)	1,471
Miscellaneous.	24,809

Total expenses	65,137,443
Less: advisory fee waivers and/or expense reimbursement	(55,346)
Less: shareholder servicing fee waiver	(967,698)

Net expenses	64,114,399

NET INVESTMENT INCOME	61,593,199

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $187,947,265)	268,784,069
Net capital gain distribution received (including affiliated $23,489,934)	23,489,934
Futures transactions	18,795,564
Options written transactions	6,436,252
Short sales transactions	(26,678,934)
Swap agreements transactions	7,432,314
Foreign currency transactions	1,524,874

299,784,073

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $319,985,744)	449,699,312
Futures	(959,580)
Options written	(1,115,621)
Short sales	(32,980,177)
Swap agreements	1,077,900
Foreign currencies	(2,669,090)

413,052,744

NET GAIN ON INVESTMENTS	712,836,817

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$774,430,016

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$61,593,199	$69,733,783
Net realized gain on investment and foreign currency transactions	299,784,073	420,908,123
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	413,052,744	(806,942,813)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	774,430,016	(316,300,907)

DISTRIBUTIONS	(69,787,794)	(41,478,873)

FUND SHARE TRANSACTIONS:
Fund share sold [215,630,546 and 261,195,976 shares, respectively]	2,346,108,876	2,733,882,368
Fund share issued in reinvestment of distributions [6,671,873 and 3,854,914 shares, respectively]	69,787,794	41,478,873
Fund share repurchased [139,944,046 and 313,775,215 shares, respectively].	(1,505,356,927)	(3,133,673,007)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	910,539,743	(358,311,766)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,615,181,965	(716,091,546)
NET ASSETS:
Beginning of year	5,973,436,322	6,689,527,868

End of year	$7,588,618,287	$5,973,436,322

SEE NOTES TO FINANCIAL STATEMENTS.

A67

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 94.8%	Shares	Value (Note 2)

AFFILIATED MUTUAL FUNDS
AST BlackRock Value Portfolio	25,646,655	$244,412,619
AST Federated Aggressive Growth Portfolio*	5,785,736	55,716,635
AST Goldman Sachs Concentrated Growth Portfolio	11,022,744	345,452,796
AST Goldman Sachs Large-Cap Value Portfolio	13,911,861	245,126,987
AST Goldman Sachs Mid-Cap Growth Portfolio	5,472,241	28,729,266
AST Goldman Sachs Small-Cap Value Portfolio	3,740,250	45,294,422
AST High Yield Portfolio	12,027,320	92,129,274
AST International Growth Portfolio	46,652,409	553,297,575
AST International Value Portfolio	36,035,210	553,500,819
AST Jennison Large-Cap Growth Portfolio* .	32,626,476	457,749,453
AST Jennison Large-Cap Value Portfolio	39,054,023	492,080,684
AST Large-Cap Value Portfolio	35,061,774	497,877,190
AST Lord Abbett Core Fixed-Income Portfolio	20,643,935	237,405,248
AST Marsico Capital Growth Portfolio	24,118,593	515,173,153
AST MFS Growth Portfolio*	46,190,116	515,943,594
AST MFS Large-Cap Value Portfolio	23,576,256	241,892,390
AST Mid-Cap Value Portfolio	5,625,354	75,436,000
AST Money Market Portfolio	37,277,398	37,277,398
AST Neuberger Berman Core Bond Portfolio	7,467,916	79,085,235
AST Neuberger Berman Mid-Cap Growth Portfolio*	1,743,411	42,556,675
AST Parametric Emerging Markets Equity Portfolio	20,565,222	184,058,739
AST PIMCO Limited Maturity Bond Portfolio .	4,687,717	49,596,044
AST PIMCO Total Return Bond Portfolio	35,405,892	443,281,769
AST Prudential Core Bond Portfolio	49,684,192	537,086,111
AST Small-Cap Growth Portfolio*	3,677,363	83,329,054
AST Small-Cap Value Portfolio	7,133,914	106,437,998
AST T. Rowe Price Equity Income Portfolio .	76,943,793	730,966,030
AST T. Rowe Price Global Bond Portfolio	79,281	887,149
AST T. Rowe Price Large-Cap Growth Portfolio*	32,186,372	460,586,988
AST T. Rowe Price Natural Resources Portfolio	2,695,770	53,106,666
AST Western Asset Core Plus Bond Portfolio	26,573,037	284,862,962
AST Western Asset Emerging Markets Debt Portfolio	6,010,108	62,805,628

TOTAL LONG-TERM INVESTMENTS (cost $7,869,580,221)(w)		8,353,142,551

SHORT-TERM INVESTMENTS — 5.1%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND — 4.9%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $428,812,687)(w)(Note 4)	428,812,687	$428,812,687

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.2%
U.S. Treasury Bills (cost $18,997,915)
0.046%	03/21/13	$19,000	18,998,556

TOTAL SHORT-TERM INVESTMENTS (cost $447,810,602)			447,811,243

TOTAL INVESTMENTS — 99.9% (cost $8,317,390,823)			8,800,953,794
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.1%			6,972,763

NET ASSETS — 100.0%			$8,807,926,557

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown is the effective yield at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

SEE NOTES TO FINANCIAL STATEMENTS.

A68

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
643	10 Year U.S. Treasury Notes	Mar. 2013	$85,565,750	$85,378,344	$(187,406)
378	CAC40 10 Euro	Jan. 2013	18,136,616	18,171,542	34,926
58	DAX Index.	Mar. 2013	14,573,687	14,581,342	7,655
194	FTSE 100 Index.	Mar. 2013	18,462,759	18,429,669	(33,090)
366	Russell 2000 Mini	Mar. 2013	30,252,060	30,985,560	733,500
647	S&P 500	Mar. 2013	232,938,077	229,701,175	(3,236,902)
180	TOPIX Index	Mar. 2013	16,343,048	17,899,232	1,556,184

					$(1,125,133)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$8,781,955,238	$—	$—
U.S. Treasury Obligation	—	18,998,556	—
Other Financial Instruments*
Futures	(1,125,133)	—	—

Total	$8,780,830,105	$18,998,556	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The investment allocation of Portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2012 were as follows:

Investment Type
Large/Mid-Cap Growth	35.2%
Large/Mid-Cap Value	20.4
Core Bonds	18.5
International Value	6.3
International Growth	6.3
Money Market	5.3
Emerging Markets	2.8

Small-Cap Value	1.7%
Small-Cap Growth	1.6
High Yield	1.0
Sector	0.6
U.S. Treasury Obligation	0.2

99.9
Other assets in excess of liabilities	0.1

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	—	$—		Due from broker-variation margin	$187,406	*
Equity contracts	Due from broker-variation margin	2,332,265	*	Due from broker-variation margin	3,269,992	*

Total		$2,332,265			$3,457,398

SEE NOTES TO FINANCIAL STATEMENTS.

A69

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$3,202,311
Equity contracts	46,316,618

Total	$49,518,929

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(1,077,653)
Equity contracts	(3,948,068)

Total	$(5,025,721)

For the year ended December 31, 2012, the Portfolio’s average value at trade date for futures long position was $375,530,775.

SEE NOTES TO FINANCIAL STATEMENTS.

A70

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value:
Affiliated investments (cost $8,298,392,908)	$8,781,955,238
Unaffiliated investments (cost $18,997,915)	18,998,556
Deposit with broker	410,786
Receivable for fund share sold	13,970,906
Due from broker-variation margin	6,099,274
Dividends and interest receivable	71,515
Prepaid expenses	2,284

Total Assets	8,821,508,559

LIABILITIES:
Payable for investments purchased	12,510,936
Advisory fees payable	448,621
Due to broker	416,292
Accrued expenses and other liabilities	205,045
Payable for fund share repurchased	630
Affiliated transfer agent fee payable	478

Total Liabilities	13,582,002

NET ASSETS.	$8,807,926,557
Net assets were comprised of:
Paid-in capital	$8,496,869,173
Retained earnings	311,057,384

Net assets, December 31, 2012	$8,807,926,557

Net asset value and redemption price per share,
$8,807,926,557 / 771,175,837 outstanding shares of beneficial interest	$11.42

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Affiliated dividend income	$82,221,253
Interest income	12,266

82,233,519

EXPENSES
Advisory fees	12,149,058
Custodian and accounting fees	352,000
Trustees’ fees	86,000
Legal fees and expenses	27,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	20,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Insurance expenses	5,000
Miscellaneous	18,268

Total expenses	12,693,326

Less: advisory fee waivers and/or expense reimbursement	(309,931)

Net expenses	12,383,395

NET INVESTMENT INCOME.	69,850,124

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated $241,545,861)	241,545,861
Net capital gain distribution received (including affiliated $29,345,169)	29,345,169
Futures transactions.	49,518,929
Foreign currency transactions	(234,321)

320,175,638

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $541,559,839)	541,562,888
Futures	(5,025,721)
Foreign currencies	9,679

536,546,846

NET GAIN ON INVESTMENTS	856,722,484

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$926,572,608

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$69,850,124	$66,423,756
Net realized gain on investment and foreign currency transactions	320,175,638	658,781,625
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	536,546,846	(1,152,885,336)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	926,572,608	(427,679,955)

DISTRIBUTIONS	(66,543,421)	(39,155,041)

FUND SHARE TRANSACTIONS:
Fund share sold [325,261,041 and 336,985,802 shares, respectively]	3,544,250,682	3,449,625,706
Fund share issued in reinvestment of distributions [6,349,563 and 3,729,052 shares, respectively]	66,543,421	39,155,041
Fund share repurchased [206,878,840 and 462,747,279 shares, respectively].	(2,219,012,369)	(4,490,641,858)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	1,391,781,734	(1,001,861,111)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,251,810,921	(1,468,696,107)
NET ASSETS:
Beginning of year	6,556,115,636	8,024,811,743

End of year	$8,807,926,557	$6,556,115,636

SEE NOTES TO FINANCIAL STATEMENTS.

A71

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS — 70.3%	Shares	Value (Note 2)

Advertising — 0.1%
WPP PLC (United Kingdom)	87,203	$1,273,971

Aerospace & Defense — 1.5%
BE Aerospace, Inc.*	67,950	3,356,730
Boeing Co. (The)	104,070	7,842,715
Finmeccanica SpA (Italy)*	229,300	1,327,015
M/A-COM Technology Solutions Holdings, Inc.*	71,920	1,076,642
Rolls-Royce Holdings PLC (United Kingdom)*	43,900	629,678
Safran SA (France)	7,890	341,694
Triumph Group, Inc.	55,230	3,606,519
United Technologies Corp	111,300	9,127,713

		27,308,706

Airlines — 0.3%
China Eastern Airlines Corp. Ltd. (China) (Class H Stock)*	902,200	363,695
Copa Holdings SA (Panama) (Class A Stock)	42,700	4,246,515

		4,610,210

Apparel & Textile — 1.0%
Cia Hering (Brazil)	22,300	457,327
Coach, Inc.	74,750	4,149,373
Hanesbrands, Inc.*	85,180	3,051,148
NIKE, Inc. (Class B Stock)	145,790	7,522,764
Ralph Lauren Corp.	23,770	3,563,598
Toray Industries, Inc. (Japan)	15,000	92,145

		18,836,355

Auto Parts & Equipment — 0.5%
Aisin Seiki Co. Ltd. (Japan)	21,400	668,261
BorgWarner, Inc.*(a)	22,450	1,607,869
Bridgestone Corp. (Japan)	53,700	1,397,895
Dana Holding Corp.	124,140	1,937,825
NHK Spring Co. Ltd. (Japan)	11,500	94,760
Nokian Renkaat OYJ (Finland)	13,300	532,762
Sumitomo Rubber Industries Ltd. (Japan)	8,000	96,738
TRW Automotive Holdings Corp.*	50,240	2,693,366

		9,029,476

Automobile Manufacturers — 0.6%
Bayerische Motoren Werke AG (Germany)	16,866	1,641,256
Daihatsu Motor Co. Ltd. (Japan)	22,000	438,303
Dongfeng Motor Group Co. Ltd. (China) (Class H Stock)	322,000	506,958
Fiat Industrial SpA (Italy)	52,200	571,884
Fuji Heavy Industries Ltd. (Japan)	70,000	882,722
Great Wall Motor Co. Ltd. (China) (Class H Stock)	198,500	638,440
Hino Motors Ltd. (Japan)	29,000	262,126
Honda Motor Co. Ltd. (Japan)	46,800	1,733,221
Hyundai Motor Co. (South Korea)	5,751	1,185,535
Kia Motors Corp. (South Korea)	8,921	474,362
Renault SA (France)	15,410	836,891
Toyota Motor Corp. (Japan)	52,800	2,465,556

		11,637,254

COMMON STOCKS (continued)	Shares	Value ( Note 2)

Banks — 6.1%
Australia & New Zealand Banking Group Ltd. (Australia)	54,958	$1,447,407
Banco Bilbao Vizcaya Argentaria SA (Spain) .	211,505	1,965,069
Banco do Brasil SA (Brazil)	45,800	572,640
Banco Espirito Santo SA (Portugal)*	298,000	354,430
BanColombia SA (Colombia), ADR	5,667	377,309
Bangkok Bank PCL (Thailand)	115,300	791,022
Bangkok Bank PCL (Thailand), NVDR	39,200	252,031
Bank Mandiri Persero Tbk PT (Indonesia)	358,000	302,408
Bank of China Ltd. (China) (Class H Stock)	1,614,000	730,953
Bank of East Asia Ltd. (Hong Kong)	10,800	41,940
Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	1,356,000	983,445
Barclays PLC (United Kingdom)	226,060	982,005
BNP Paribas SA (France)	47,349	2,695,595
BOC Hong Kong Holdings Ltd. (Hong Kong)	32,000	100,665
Capital One Financial Corp.	177,640	10,290,685
China Construction Bank Corp. (China) (Class H Stock)	2,012,000	1,644,231
CIMB Group Holdings Bhd (Malaysia)	108,000	270,337
Citigroup, Inc.	129,070	5,106,009
Commonwealth Bank of Australia (Australia)	15,861	1,032,974
Credit Suisse Group AG (Switzerland)*	24,144	589,267
Danske Bank A/S (Denmark)*	58,523	993,965
DBS Group Holdings Ltd. (Singapore)	89,000	1,092,610
DNB ASA (Norway)	43,000	549,611
Erste Group Bank AG (Austria)*	51,500	1,637,430
FirstMerit Corp.	308,430	4,376,622
FirstRand Ltd. (South Africa)	49,700	182,884
Guaranty Trust Bank PLC (Nigeria), GDR	34,180	251,725
Hancock Holding Co.	39,140	1,242,304
HDFC Bank Ltd. (India)	82,100	1,023,534
HSBC Holdings PLC (United Kingdom)	235,831	2,499,059
Huntington Bancshares, Inc.	1,405,710	8,982,487
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	1,051,000	758,587
Intesa Sanpaolo SpA (Italy)	694,325	1,200,712
JPMorgan Chase & Co.	298,430	13,121,967
Kasikornbank PCL (Thailand)	137,600	874,689
KBC Groep NV (Belgium)	14,206	495,114
Komercni Banka A/S (Czech Republic)	3,670	775,827
Lloyds Banking Group PLC (United Kingdom)*	3,034,600	2,418,269
M&T Bank Corp.	27,680	2,725,650
Mitsubishi UFJ Financial Group, Inc. (Japan)	381,900	2,066,504
National Australia Bank Ltd. (Australia)	33,769	888,232
PNC Financial Services Group, Inc.	127,780	7,450,852
Regions Financial Corp.	280,240	1,995,309
Sberbank of Russia (Russia)*	200,520	613,720
Sberbank of Russia (Russia), ADR	54,856	688,991
Security Bank Corp. (Philippines)	47,340	180,288
Shinsei Bank Ltd. (Japan)	174,000	348,268
Societe Generale SA (France)*	43,450	1,652,085
Sumitomo Mitsui Financial Group, Inc. (Japan)	69,300	2,518,488
Suruga Bank Ltd. (Japan)	1,000	12,299
SVB Financial Group*	25,060	1,402,608
Swedbank AB (Sweden) (Class A Stock)	19,400	381,120

SEE NOTES TO FINANCIAL STATEMENTS.

A72

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Banks (continued)
Turkiye Halk Bankasi A/S (Turkey)	86,100	$848,744
UBS AG (Switzerland)*	135,168	2,115,228
Wells Fargo & Co.	271,910	9,293,884
Westpac Banking Corp. (Australia)	67,856	1,859,247
Wing Hang Bank Ltd. (Hong Kong)	61,793	650,885

		110,700,220

Beverages — 1.2%
Anadolu Efes Biracilik Ve Malt Sanayii A/S (Turkey)	12,600	181,608
Anheuser-Busch InBev NV (Belgium)	24,606	2,142,815
Coca-Cola Amatil Ltd. (Australia)	7,938	111,556
Constellation Brands, Inc. (Class A Stock)*	59,810	2,116,676
DE Master Blenders 1753 NV (Netherlands)	21,900	251,604
Diageo PLC (United Kingdom)	34,411	1,002,281
Embotelladoras Arca SAB de CV (Mexico)	37,500	279,169
Fomento Economico Mexicano SAB de CV (Mexico)	35,000	350,479
PepsiCo, Inc.	209,350	14,325,821
Pernod-Ricard SA (France)	9,270	1,075,521
Treasury Wine Estates Ltd. (Australia)	68,685	338,065
Tsingtao Brewery Co. Ltd. (China) (Class H Stock)	58,000	345,697

		22,521,292

Biotechnology — 1.1%
Charles River Laboratories International, Inc.*	25,430	952,862
CSL Ltd. (Australia)	6,208	350,488
Gilead Sciences, Inc.*	123,710	9,086,499
Illumina, Inc.*(a)	77,160	4,289,324
Prothena Corp. PLC (Ireland)*	4,563	33,447
Regeneron Pharmaceuticals, Inc.*	22,790	3,898,685
Spectrum Pharmaceuticals, Inc.(a)	47,250	528,727

		19,140,032

Building Materials — 0.6%
Asahi Glass Co. Ltd. (Japan)	73,000	533,016
China National Building Material Co. Ltd. (China) (Class H Stock)	390,000	585,582
Daiwa House Industry Co. Ltd. (Japan)	8,000	137,542
Eagle Materials, Inc.(a)	43,290	2,532,465
Fletcher Building Ltd. (New Zealand)	15,254	107,072
Fortune Brands Home & Security, Inc.*	78,880	2,304,874
HeidelbergCement AG (Germany)	22,460	1,374,374
LIXIL Group Corp. (Japan)	21,000	468,416
Martin Marietta Materials, Inc.(a)	28,060	2,645,497
Rinnai Corp. (Japan)	2,100	142,682

		10,831,520

Chemicals — 2.6%
Air Water, Inc. (Japan)	5,000	63,994
Albemarle Corp.	110,130	6,841,276
Arkema SA (France)	3,050	320,248
Ashland, Inc.	41,930	3,371,591
BASF SE (Germany)	23,236	2,197,206
CF Industries Holdings, Inc.	13,330	2,708,123
Croda International PLC (United Kingdom)	11,400	445,572
Ecolab, Inc.	37,970	2,730,043
Incitec Pivot Ltd. (Australia)	170,029	579,696

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Innophos Holdings, Inc.	43,760	$2,034,840
Innospec, Inc.	55,350	1,909,021
Lanxess AG (Germany)	4,340	382,701
LG Chem Ltd. (South Korea)	2,453	766,690
Lonza Group AG (Switzerland)*	12,447	674,455
LyondellBasell Industries NV (Netherlands) (Class A Stock)	110,600	6,314,154
Mexichem SAB de CV (Mexico)	160,500	891,632
Mitsubishi Gas Chemical Co., Inc. (Japan)	104,000	637,923
Nippon Shokubai Co. Ltd. (Japan)	70,000	717,019
Nitto Denko Corp. (Japan)	6,400	315,191
PPG Industries, Inc.	33,720	4,564,002
Praxair, Inc.	39,950	4,372,527
Rockwood Holdings, Inc.	34,260	1,694,500
Shin-Etsu Chemical Co. Ltd. (Japan)	11,800	720,155
Syngenta AG (Switzerland)	2,424	979,263

		46,231,822

Commercial Services — 0.5%
Adecco SA (Switzerland)*	9,742	515,919
EcoRodovias Infrastructura e Logistica SA (Brazil)	27,700	234,046
ExlService Holdings, Inc.*	94,720	2,510,080
Global Payments, Inc.	70,390	3,188,667
Multi-Color Corp.	29,870	716,581
Park24 Co. Ltd. (Japan)	11,400	180,039
Qualicorp SA (Brazil)*	37,000	383,282
Randstad Holding NV (Netherlands)	22,100	820,293
Transurban Group (Australia)	21,565	137,081

		8,685,988

Computers — 2.7%
Accenture PLC (Ireland) (Class A Stock)	81,900	5,446,350
Apple, Inc.	50,430	26,880,703
Asustek Computer, Inc. (Taiwan)	24,000	271,785
Cognizant Technology Solutions Corp. (Class A Stock)*	91,490	6,774,835
EMC Corp.*	144,860	3,664,958
Lenovo Group Ltd. (Hong Kong)	498,000	459,186
NCR Corp.*	172,910	4,405,747

		47,903,564

Construction & Engineering — 0.6%
Cheung Kong Infrastructure Holdings Ltd. (Bermuda)	20,000	123,540
Chiyoda Corp. (Japan)	10,000	143,252
D.R. Horton, Inc.	134,520	2,660,806
Daelim Industrial Co. Ltd. (South Korea)	5,758	471,616
JGC Corp. (Japan)	7,000	218,130
KBR, Inc.	71,320	2,133,894
Larsen & Toubro Ltd. (India)	21,100	626,509
Monadelphous Group Ltd. (Australia)	3,083	79,373
Sekisui House Ltd. (Japan)	12,000	131,396
SembCorp Industries Ltd. (Singapore)	30,000	130,810
Sydney Airport (Australia)	15,246	53,705
Toll Brothers, Inc.*	81,300	2,628,429
Vinci SA (France)	18,070	870,023

		10,271,483

SEE NOTES TO FINANCIAL STATEMENTS.

A73

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Consumer Products & Services — 0.4%
L’Oreal SA (France)	1,030	$143,318
Procter & Gamble Co. (The)	102,310	6,945,826

		7,089,144

Containers & Packaging — 0.1%
Nampak Ltd. (South Africa)	221,400	834,497
Rock-Tenn Co. (Class A Stock)	24,730	1,728,874

		2,563,371

Cosmetics/Personal Care — 0.5%
Estee Lauder Cos., Inc. (The) (Class A Stock)	136,200	8,152,932
LG Household & Health Care Ltd. (South Korea)	836	512,143

		8,665,075

Distribution/Wholesale — 0.3%
Aygaz AS (Turkey)	47,800	253,638
Mitsubishi Corp. (Japan)	34,200	658,451
Samsung C&T Corp. (South Korea)	5,400	318,978
Sumitomo Corp. (Japan)	44,700	573,492
WESCO International, Inc.*(a)	55,260	3,726,182

		5,530,741

Diversified Financial Services — 3.6%
Ameriprise Financial, Inc.	110,280	6,906,836
BM&FBOVESPA SA (Brazil)	57,900	395,897
COSCO Pacific Ltd. (Bermuda)	422,000	611,884
Daiwa Securities Group, Inc. (Japan)	30,000	167,371
DFC Global Corp.*	272,190	5,038,237
FXCM, Inc. (Class A Stock)	219,660	2,211,976
Hana Financial Group, Inc. (South Korea)	12,000	392,293
Housing Development Finance Corp. (India)	30,380	464,109
Interactive Brokers Group, Inc. (Class A Stock)	210,140	2,874,715
Invesco Ltd. (Bermuda)	415,400	10,837,786
KB Financial Group, Inc. (South Korea)	10,743	383,728
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	3,930	169,054
NASDAQ OMX Group, Inc. (The)	347,060	8,679,971
Nationstar Mortgage Holdings, Inc.*	41,160	1,275,137
Nomura Holdings, Inc. (Japan)	272,700	1,614,190
ORIX Corp. (Japan)	15,390	1,738,432
Partners Group Holding AG (Switzerland)	1,590	367,576
Raymond James Financial, Inc	226,680	8,733,980
Shinhan Financial Group Co. Ltd. (South Korea)	8,600	314,739
Shriram Transport Finance Co. Ltd. (India)	36,800	511,580
Visa, Inc. (Class A Stock)	56,460	8,558,207
Walter Investment Management Corp.*	47,100	2,026,242

		64,273,940

Electric Utilities — 2.1%
China Resources Power Holdings Co. Ltd. (Hong Kong)	154,000	396,772
Dominion Resources, Inc.	118,640	6,145,552
Edison International	220,340	9,957,165
EDP - Energias de Portugal SA (Portugal)	126,727	385,478
Enel SpA (Italy)	259,195	1,078,123
Fortum Oyj (Finland)	24,200	453,049

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities (continued)
IBERDROLA SA (Spain)	245,700	$1,372,169
ITC Holdings Corp.	62,990	4,844,561
OGE Energy Corp.	55,770	3,140,409
Origin Energy Ltd. (Australia)	5,008	61,562
Portland General Electric Co.	90,000	2,462,400
PPL Corp.	168,390	4,821,006
Spark Infrastructure Group (Australia)	56,196	98,247
UIL Holdings Corp.	44,300	1,586,383
UNS Energy Corp.	28,990	1,229,756

		38,032,632

Electronic Components & Equipment — 0.6%
AMETEK, Inc.	73,445	2,759,329
Energizer Holdings, Inc.	26,240	2,098,675
Hitachi Ltd. (Japan)	202,000	1,188,671
Hon Hai Precision Industry Co. Ltd. (Taiwan)	168,400	521,252
Keyence Corp. (Japan)	1,000	277,325
Legrand SA (France)	10,480	444,732
Mitsubishi Electric Corp. (Japan)	36,000	306,517
Murata Manufacturing Co. Ltd. (Japan)	2,900	171,075
Omron Corp. (Japan)	34,200	820,914
Schneider Electric SA (France)	22,352	1,637,086
Taiyo Yuden Co. Ltd. (Japan)	49,800	440,816
Toshiba Corp. (Japan)	51,000	201,869
TPK Holding Co. Ltd. (Cayman Islands)	13,000	232,785
Yokogawa Electric Corp. (Japan)	5,600	61,405

		11,162,451

Entertainment & Leisure — 0.2%
Bajaj Auto Ltd. (India)	12,300	481,176
Giant Manufacturing Co. Ltd. (Taiwan)	44,000	253,282
Regal Entertainment Group (Class A Stock)(a)	200,980	2,803,671

		3,538,129

Environmental Control — 0.1%
Waste Connections, Inc.(a)	46,690	1,577,655

Foods — 0.9%
Ajinomoto Co., Inc. (Japan)	6,000	79,395
Cosan SA Industria e Comercio (Brazil)	10,000	203,907
Dairy Crest Group PLC (United Kingdom)	84,278	533,951
Hillshire Brands Co.	48,810	1,373,513
Kraft Foods Group, Inc.	71,980	3,272,931
M Dias Branco SA (Brazil)	15,000	572,088
Magnit OJSC (Russia)	2,080	330,660
Nestle SA (Switzerland)	63,504	4,143,221
Orion Corp. (South Korea)	544	557,995
Tesco PLC (United Kingdom)	290,300	1,599,148
Unilever NV (Netherlands), CVA	9,500	363,506
Unilever PLC (United Kingdom)	5,600	217,678
United Natural Foods, Inc.*(a)	49,130	2,632,877

		15,880,870

Hand/Machine Tools — 0.3%
Regal-Beloit Corp.	46,100	3,248,667
Sandvik AB (Sweden)	76,300	1,226,276
SMC Corp. (Japan)	600	108,993

		4,583,936

SEE NOTES TO FINANCIAL STATEMENTS.

A74

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Products — 1.6%
Aspen Pharmacare Holdings Ltd. (South Africa)*	34,700	$694,738
Baxter International, Inc.(a)	44,220	2,947,705
Bruker Corp.*	107,470	1,641,067
Genomic Health, Inc.*(a)	46,320	1,262,683
Hanger, Inc.*	65,290	1,786,334
Hengan International Group Co. Ltd. (Cayman Islands)	28,000	255,718
Hospira, Inc.*	144,910	4,526,989
MAKO Surgical Corp.*(a)	93,880	1,208,236
Nihon Kohden Corp. (Japan)	2,600	78,998
NuVasive, Inc.*	100,840	1,558,986
Sirona Dental Systems, Inc.*	22,010	1,418,765
Sysmex Corp. (Japan)	4,900	225,639
Tecan Group AG (Switzerland)*	6,570	546,564
Techne Corp.	30,790	2,104,189
Teleflex, Inc.(a)	15,650	1,116,001
Thoratec Corp.*	176,740	6,631,285
Varian Medical Systems, Inc.*	24,200	1,699,808

		29,703,705

Healthcare Services — 0.6%
Ain Pharmaciez, Inc. (Japan)	1,300	71,112
HCA Holdings, Inc.	140,510	4,239,187
MEDNAX, Inc.*	15,280	1,215,066
Universal Health Services, Inc. (Class B Stock)	44,050	2,129,817
WellPoint, Inc.	56,320	3,431,014

		11,086,196

Holding Companies — 0.2%
Alfa SAB de CV (Mexico) (Class A Stock)	88,000	187,079
AVI Ltd. (South Africa)	72,800	515,742
Bidvest Group Ltd. (South Africa)	20,700	529,583
GEA Group AG (Germany)	15,137	492,193
Hutchison Whampoa Ltd. (Hong Kong)	32,000	339,102
IJM Corp. Bhd (Malaysia)	185,000	302,641
Jardine Matheson Holdings Ltd. (Bermuda)	2,000	124,000
Keppel Corp. Ltd. (Singapore)	14,300	130,581
Melco International Development Ltd. (Hong Kong)	85,000	100,916
Siam Cement PCL (The) (Thailand)	13,600	208,281
Wharf Holdings Ltd. (The) (Hong Kong)	14,000	111,576

		3,041,694

Home Furnishings
Sharp Corp. (Japan)	35,000	122,410

Hotels, Restaurants & Leisure
Galaxy Entertainment Group Ltd. (Hong Kong) (Class L Stock)*	60,000	240,587

Household Products — 0.3%
Jarden Corp.*	47,350	2,447,995
Reckitt Benckiser Group PLC (United Kingdom)	12,200	774,455
Samsonite International SA (Luxembourg)	75,600	155,865
Tupperware Brands Corp.	39,170	2,510,797

		5,889,112

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance — 2.4%
Aegon NV (Netherlands)	228,956	$1,479,022
AIA Group Ltd. (Hong Kong)	110,400	437,883
Allianz SE (Germany)	15,986	2,228,411
AMP Ltd. (Australia)	28,574	144,939
Aviva PLC (United Kingdom)	76,800	475,237
AXA SA (France)	42,670	766,178
AXIS Capital Holdings Ltd. (Bermuda)	150,300	5,206,392
Berkshire Hathaway, Inc. (Class B Stock)*	100,380	9,004,086
Challenger Ltd. (Australia)	4,661	17,367
China Pacific Insurance Group Co. Ltd. (China) (Class H Stock)	57,400	216,427
Hartford Financial Services Group, Inc. (The)	150,920	3,386,645
ING Groep NV (Netherlands), CVA*	171,800	1,631,763
Korean Reinsurance Co. (South Korea)	53,816	579,901
MetLife, Inc.	133,890	4,410,337
Platinum Underwriters Holdings Ltd. (Bermuda)	87,500	4,025,000
Prudential PLC (United Kingdom)	82,774	1,180,971
QBE Insurance Group Ltd. (Australia)	81,051	928,679
Reinsurance Group of America, Inc.	98,250	5,258,340
Sony Financial Holdings, Inc. (Japan)	6,600	118,657
Suncorp Group Ltd. (Australia)	14,326	152,986
T&D Holdings, Inc. (Japan)	5,400	65,746
Tokio Marine Holdings, Inc. (Japan)	49,700	1,384,605

		43,099,572

Internet — 1.9%
Amazon.com, Inc.*	28,480	7,152,467
Cogent Communications Group, Inc.	29,610	670,370
ExactTarget, Inc.*	81,430	1,628,600
Google, Inc. (Class A Stock)*	19,290	13,683,747
Rakuten, Inc. (Japan)*	6,700	52,250
Responsys, Inc.*	183,840	1,095,686
Sapient Corp.*	140,080	1,479,245
Sourcefire, Inc.*(a)	153,050	7,227,021
Tencent Holdings Ltd. (Cayman Islands)	27,400	898,630
Yahoo! Japan Corp. (Japan)	1,231	398,592

		34,286,608

Lodging — 0.2%
Crown Ltd. (Australia)	12,723	142,192
Hyatt Hotels Corp. (Class A Stock)*	71,140	2,743,870
Sands China Ltd. (Cayman Islands)	58,000	259,299
SJM Holdings Ltd. (Hong Kong)	24,000	56,641
Whitbread PLC (United Kingdom)	9,351	375,767

		3,577,769

Machinery & Equipment — 1.3%
Alstom SA (France)	22,071	889,111
Caterpillar, Inc.	22,590	2,023,612
Cummins, Inc.	61,680	6,683,028
FANUC Corp. (Japan)	700	130,235
Flowserve Corp.	36,560	5,367,008
IDEX Corp.	35,550	1,654,141
Kubota Corp. (Japan)	47,000	540,378
Mitsubishi Heavy Industries Ltd. (Japan)	63,000	304,745
Nordson Corp.	65,910	4,160,239
Sumitomo Heavy Industries Ltd. (Japan)	152,000	728,465

SEE NOTES TO FINANCIAL STATEMENTS.

A75

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery & Equipment (continued)
Zoomlion Heavy Industry Science and Technology Development Co. Ltd. (China) (Class H Stock)	388,000	$584,244

		23,065,206

Manufacturing — 2.3%
Aptargroup, Inc.	57,810	2,758,693
Carlisle Cos., Inc.	72,030	4,232,483
Colfax Corp.*(a)	95,940	3,871,179
Danaher Corp.	149,230	8,341,957
General Electric Co.	419,900	8,813,701
IMI PLC (United Kingdom)	16,500	298,639
Ingersoll-Rand PLC (Ireland)	125,500	6,018,980
Konica Minolta Holdings, Inc. (Japan)	32,500	233,881
Orkla ASA (Norway)	78,100	684,432
Siemens AG (Germany)	21,554	2,356,955
Smiths Group PLC (United Kingdom)	26,100	511,239
SPX Corp.	37,500	2,630,625

		40,752,764

Media — 1.6%
Comcast Corp. (Class A Stock)	280,450	10,483,221
Fuji Media Holdings, Inc. (Japan)	525	793,519
Media Nusantara Citra Tbk PT (Indonesia)	1,846,000	479,615
Naspers Ltd. (South Africa) (Class N Stock)	14,300	923,649
Time Warner, Inc.	160,610	7,681,976
Viacom, Inc. (Class B Stock)	178,890	9,434,659

		29,796,639

Metals & Mining — 1.4%
African Minerals Ltd. (Bermuda)*	189,800	1,007,086
AngloGold Ashanti Ltd. (South Africa)	10,000	312,760
ArcelorMittal (Luxembourg)	51,600	899,674
Assa Abloy AB (Sweden) (Class B Stock)	11,200	421,598
BHP Billiton Ltd. (Australia)	67,659	2,641,447
Catcher Technology Co. Ltd. (Taiwan)	31,000	155,687
First Quantum Minerals Ltd. (Canada)	14,200	316,397
Fortescue Metals Group Ltd. (Australia)	139,837	696,872
Fresnillo PLC (United Kingdom)	7,900	242,306
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	127,332	459,334
JFE Holdings, Inc. (Japan)	45,500	857,522
Jiangxi Copper Co. Ltd. (China) (Class H Stock)	373,000	1,004,790
Kingsgate Consolidated Ltd. (Australia)	72,842	339,551
Kloeckner & Co. SE (Germany)*	30,990	370,529
MISUMI Group, Inc. (Japan)	12,100	330,690
Newcrest Mining Ltd. (Australia)	7,525	176,031
NSK Ltd. (Japan)	151,000	1,074,463
POSCO (South Korea)	2,868	939,529
Precision Castparts Corp.	38,500	7,292,670
Rio Tinto Ltd. (Australia)	5,502	386,842
Rio Tinto PLC (United Kingdom)	45,000	2,624,668
Royal Gold, Inc.	13,950	1,134,275
Tata Steel Ltd. (India)	46,800	370,423
Umicore SA (Belgium)	5,983	331,299
Vallourec SA (France)	13,540	710,747

		25,097,190

COMMON STOCKS (continued)	Shares	Value (Note 2)

Office Equipment & Supplies — 0.1%
Canon, Inc. (Japan)	24,300	$941,862
Ricoh Co. Ltd. (Japan)	79,000	838,541

		1,780,403

Oil, Gas & Consumable Fuels — 6.9%
Apache Corp.	42,430	3,330,755
Atmos Energy Corp.	87,300	3,065,976
Beijing Enterprises Holdings Ltd. (Hong Kong)	69,000	452,590
Berry Petroleum Co. (Class A Stock)	44,850	1,504,717
BG Group PLC (United Kingdom)	138,378	2,308,130
BP PLC (United Kingdom)	221,976	1,543,387
Cameron International Corp.*	103,490	5,843,045
Centrica PLC (United Kingdom)	119,200	650,561
China Oilfield Services Ltd. (China) (Class H Stock)	406,000	851,288
China Petroleum & Chemical Corp. (China) (Class H Stock)	404,000	465,115
China Resources Gas Group Ltd. (Bermuda)	66,000	136,846
CNOOC Ltd. (Hong Kong)	533,000	1,174,206
Concho Resources, Inc.*	73,130	5,891,353
Diamondback Energy, Inc.	87,190	1,667,073
Ecopetrol SA (Colombia), ADR	3,290	196,314
Eni SpA (Italy)	96,000	2,351,774
Ensco PLC (United Kingdom) (Class A Stock)	92,922	5,508,416
EQT Corp.	73,880	4,357,442
Eurasia Drilling Co. Ltd. (Cayman Islands), GDR	4,800	171,360
Exxon Mobil Corp.	250,220	21,656,541
Forum Energy Technologies, Inc.*(a)	92,680	2,293,830
Gazprom OAO (Russia) (OTC), ADR	68,952	670,903
Gazprom OAO (Russia) (RTS), ADR	16,940	80,298
Geospace Technologies Corp.*	19,980	1,775,623
Halliburton Co.	189,730	6,581,734
INPEX Corp. (Japan)	27	144,406
Kunlun Energy Co. Ltd. (Bermuda)	176,000	372,124
Lukoil OAO (Russia)	2,060	136,324
Lukoil OAO (Russia), ADR	16,090	1,086,075
Marathon Petroleum Corp.	137,365	8,653,995
National Oilwell Varco, Inc.	68,840	4,705,214
NovaTek OAO (Russia), GDR	5,720	648,059
Occidental Petroleum Corp.	100,730	7,716,925
Oil Search Ltd. (Papua New Guinea)	5,699	42,145
Oil States International, Inc.*	42,810	3,062,627
Osaka Gas Co. Ltd. (Japan)	16,000	58,117
Pacific Drilling SA (Luxembourg)*	153,200	1,446,208
PetroChina Co. Ltd. (China) (Class H Stock)	368,000	530,901
Petroleo Brasileiro SA (Brazil)	114,000	1,088,498
Phillips 66	105,490	5,601,519
Repsol SA (Spain)	31,617	645,393
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XEQT)	36,144	1,244,091
Royal Dutch Shell PLC (United Kingdom) (Class A Stock), (XLON)	78,385	2,720,772
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	40,446	1,442,972
Saipem SpA (Italy)	11,676	454,818

SEE NOTES TO FINANCIAL STATEMENTS.

A76

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Snam SpA (Italy)	71,600	$334,199
Total SA (France)	40,470	2,105,783
Transocean Ltd. (Switzerland)	12,170	545,626
Western Refining, Inc.	146,040	4,116,868
Woodside Petroleum Ltd. (Australia)	6,323	225,321

		123,658,257

Paper & Forest Products
China Forestry Holdings Co. Ltd. (Cayman Islands)	878,000	—

Pharmaceuticals — 4.1%
Abbott Laboratories	104,770	6,862,435
Actelion Ltd. (Switzerland)*	3,884	185,853
Allergan, Inc.	42,530	3,901,277
AstraZeneca PLC (United Kingdom)	22,084	1,046,560
Bayer AG (Germany)	17,647	1,682,859
BioMarin Pharmaceutical, Inc.*	135,450	6,670,912
Dr. Reddy’s Laboratories Ltd. (India)	23,700	796,157
Elan Corp. PLC (Ireland), ADR*	192,100	1,961,341
Express Scripts Holding Co.*	83,690	4,519,260
GlaxoSmithKline PLC (United Kingdom)	58,600	1,275,863
Medivation, Inc.*	76,550	3,916,298
Mitsubishi Tanabe Pharma Corp. (Japan)	36,300	473,413
Novartis AG (Switzerland)	29,191	1,844,092
Novo Nordisk A/S (Denmark) (Class B Stock)	6,702	1,091,331
Onyx Pharmaceuticals, Inc.*(a)	110,400	8,338,512
Pfizer, Inc.	541,710	13,586,087
Roche Holding AG (Switzerland)	19,512	3,944,959
Sanofi (France)	36,824	3,492,035
Ship Healthcare Holdings, Inc. (Japan)	5,300	140,865
Swedish Orphan Biovitrum AB (Sweden)*	81,200	459,518
Synta Pharmaceuticals Corp.*(a)	142,540	1,285,711
UCB SA (Belgium)	3,200	183,324
Valeant Pharmaceuticals International, Inc. (Canada)*	106,500	6,365,505

		74,024,167

Real Estate — 0.3%
CapitaLand Ltd. (Singapore)	45,000	138,515
CapitaMalls Asia Ltd. (Singapore)	61,000	98,244
Cheung Kong Holdings Ltd. (Hong Kong)	73,000	1,135,837
China Resources Land Ltd. (Cayman Islands)	46,000	127,452
Country Garden Holdings Co. Ltd. (Cayman Islands)*	59,000	31,521
Daito Trust Construction Co. Ltd. (Japan)	2,800	264,628
Ez Tec Empreendimentos e Participacoes SA (Brazil)	24,100	302,501
Global Logistic Properties Ltd. (Singapore)	160,000	370,034
Henderson Land Development Co. Ltd. (Hong Kong)	16,104	115,292
Kerry Properties Ltd. (Bermuda)	29,500	154,979
KWG Property Holding Ltd. (Cayman Islands)	361,500	277,579
Lend Lease Group (Australia)	8,958	87,482
Mitsui Fudosan Co. Ltd. (Japan)	60,000	1,467,785
New World Development Co. Ltd. (Hong Kong)	587,041	929,389

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate (continued)
Shimao Property Holdings Ltd. (Cayman Islands)	47,500	$91,694
Sino Land Co. Ltd. (Hong Kong)	28,000	51,272
Soho China Ltd. (Cayman Islands)	264,500	215,076
Sun Hung Kai Properties Ltd. (Hong Kong)	16,000	242,644

		6,101,924

Real Estate Investment Trusts — 1.7%
American Campus Communities, Inc.	109,820	5,065,997
American Tower Corp.	55,710	4,304,712
Boston Properties, Inc.	35,160	3,720,280
Charter Hall Retail REIT (Australia)	172,283	675,664
Douglas Emmett, Inc.	272,600	6,351,580
Extra Space Storage, Inc.	110,550	4,022,915
Goodman Group (Australia)	52,753	240,373
Link REIT (The) (Hong Kong)	37,500	187,804
Post Properties, Inc.	52,620	2,628,369
Redwood Trust, Inc.(a)	165,400	2,793,606
Shopping Centres Australasia Property
Group (Australia)*	6,800	10,592
Unibail-Rodamco SE (France)	1,790	434,083
Westfield Group (Australia)	47,370	523,150
Westfield Retail Trust (Australia)	60,609	191,220

		31,150,345

Retail & Merchandising — 4.8%
ABC-Mart, Inc. (Japan)	2,600	113,192
Advance Auto Parts, Inc.	31,710	2,294,219
Almacenes Exito SA (Colombia)	10,870	218,384
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	8,438	662,346
CP ALL PCL (Thailand)	252,000	378,947
CVS Caremark Corp.	387,110	18,716,769
Don Quijote Co. Ltd. (Japan)	4,100	150,822
FamilyMart Co. Ltd. (Japan)	800	32,958
Fast Retailing Co. Ltd. (Japan)	1,700	433,858
Foot Locker, Inc.	87,240	2,802,149
GNC Holdings, Inc. (Class A Stock)	87,690	2,918,323
H2O Retailing Corp. (Japan)	5,000	46,732
Hennes & Mauritz AB (Sweden) (Class B Stock)	22,389	775,937
Home Depot, Inc. (The)	148,710	9,197,713
Inditex SA (Spain)	4,694	659,540
Kingfisher PLC (United Kingdom)	199,100	930,314
McDonald’s Corp.	108,100	9,535,501
Nu Skin Enterprises, Inc. (Class A Stock)	24,060	891,423
PPR (France)	6,560	1,232,045
PVH Corp.(a)	32,560	3,614,486
Sally Beauty Holdings, Inc.*	142,160	3,350,711
Seven & I Holdings Co. Ltd. (Japan)	23,200	654,026
Staples, Inc.(a)	475,520	5,420,928
Starbucks Corp.	139,480	7,478,918
Sundrug Co. Ltd. (Japan)	2,800	95,772
Swatch Group AG (The) (Switzerland)	1,370	694,733
Tractor Supply Co.	25,140	2,221,370
Tsui Wah Holdings Ltd. (Cayman Islands)	64,000	20,808
Wal-Mart de Mexico SAB de CV (Mexico) (Class V Stock)	81,400	265,618
Wal-Mart Stores, Inc.	141,070	9,625,206

SEE NOTES TO FINANCIAL STATEMENTS.

A77

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising (continued)
Wesfarmers Ltd. (Australia)	10,657	$411,161
Woolworths Holdings Ltd. (South Africa)	33,375	280,941
Yamada Denki Co. Ltd. (Japan)	20,230	781,910

		86,907,760

Semiconductors — 2.5%
Altera Corp.	149,470	5,147,747
ASML Holding NV (Netherlands)	7,199	461,701
Atmel Corp.*	88,720	581,116
Broadcom Corp. (Class A Stock)	187,700	6,233,517
Cavium, Inc.*	26,150	816,141
Cirrus Logic, Inc.*	35,800	1,037,126
Infineon Technologies AG (Germany)	43,720	356,165
Maxim Integrated Products, Inc.	74,580	2,192,652
MediaTek, Inc. (Taiwan)	64,000	715,973
Monolithic Power Systems, Inc.	91,100	2,029,708
Novatek Microelectronics Corp. (Taiwan)	205,000	837,591
NXP Semiconductors NV (Netherlands)*	186,500	4,918,005
QUALCOMM, Inc.	153,580	9,525,032
Samsung Electronics Co. Ltd. (South Korea)	2,965	4,260,111
Shinko Electric Industries Co. Ltd. (Japan)	78,500	624,974
STMicroelectronics NV (Netherlands)	202,500	1,456,247
STMicroelectronics NV (Netherlands) (NY Shares)	299,800	2,170,552
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	528,000	1,766,060

		45,130,418

Shipbuilding
SembCorp Marine Ltd. (Singapore)	23,000	87,865

Software — 1.7%
Adobe Systems, Inc.*	119,460	4,501,253
Amadeus IT Holding SA (Spain) (Class A Stock)	15,700	396,763
Aspen Technology, Inc.*	99,280	2,744,099
BMC Software, Inc.*	24,940	989,120
Bottomline Technologies, Inc.*	106,240	2,803,674
Check Point Software Technologies Ltd. (Israel)*	72,200	3,439,608
Citrix Systems, Inc.*	51,760	3,403,220
Konami Corp. (Japan)	17,200	387,332
Nexon Co. Ltd. (Japan)	13,200	133,690
Oracle Corp.	194,140	6,468,745
SAP AG (Germany)	10,750	864,441
VMware, Inc. (Class A Stock)*	46,320	4,360,565

		30,492,510

Telecommunications — 3.6%
Acme Packet, Inc.*(a)	104,940	2,321,273
ADTRAN, Inc.(a)	254,220	4,967,458
Alcatel-Lucent (France)*	246,720	332,646
Allot Communications Ltd. (Israel)*	57,200	1,019,304
America Movil SAB de CV (Mexico) (Class L Stock)	871,700	1,004,124
AT&T, Inc.	48,000	1,618,080
CenturyLink, Inc.(a)	132,758	5,193,493
China Mobile Ltd. (Hong Kong)	77,500	911,997

COMMON STOCKS (continued)	Shares	Value (Note 2)

Telecommunications (continued)
Empresa Nacional de Telecomunicaciones SA (Chile)	7,900	$163,351
Eutelsat Communications SA (France)	18,030	599,685
Far EasTone Telecommunications Co. Ltd. (Taiwan)	331,000	845,168
France Telecom SA (France)	55,960	620,813
Frontier Communications Corp.(a)	978,120	4,186,354
HKT Trust/HKT Ltd. (Hong Kong)	47,000	46,164
Juniper Networks, Inc.*	496,110	9,758,484
LG Uplus Corp. (South Korea)	70,000	512,262
MetroPCS Communications, Inc.*	16,750	166,495
Millicom International Cellular SA (Luxembourg), SDR	5,200	451,365
Mobile Telesystems OJSC (Russia), ADR	26,130	487,326
Motorola Solutions, Inc.	101,280	5,639,270
MTN Group Ltd. (South Africa)	29,200	614,623
Netgear, Inc.*(a)	67,980	2,679,772
NII Holdings, Inc.*	57,510	410,046
SBA Communications Corp. (Class A Stock)*(a)	101,870	7,234,808
Singapore Telecommunications Ltd. (Singapore)	354,000	963,245
SK Telecom Co. Ltd. (South Korea)	2,255	321,523
SK Telecom Co. Ltd. (South Korea), ADR	31,900	504,977
Softbank Corp. (Japan)	18,900	692,519
Taiwan Mobile Co. Ltd. (Taiwan)	48,000	177,387
TDC A/S (Denmark)	78,500	556,182
Telecom Corp of New Zealand Ltd. (New Zealand)	15,829	29,961
Telecom Italia SpA (Italy)	575,200	521,747
Telefonica SA (Spain)	13,846	187,463
Telstra Corp. Ltd. (Australia)	50,087	228,234
Tower Bersama Infrastructure Tbk PT (Indonesia)*	466,000	275,844
Verizon Communications, Inc.	156,900	6,789,063
Vodafone Group PLC (United Kingdom)	977,400	2,460,388

		65,492,894

Tobacco — 1.1%
British American Tobacco PLC (United Kingdom)	43,000	2,185,914
Imperial Tobacco Group PLC (United Kingdom)	32,612	1,264,425
Japan Tobacco, Inc. (Japan)	57,300	1,618,689
Lorillard, Inc.	19,290	2,250,564
Philip Morris International, Inc.	156,670	13,103,879

		20,423,471

Transportation — 1.1%
AP Moller - Maersk A/S (Denmark) (Class B Stock)	58	439,214
East Japan Railway Co. (Japan)	4,200	271,589
FedEx Corp.	60,500	5,549,060
Genesee & Wyoming, Inc. (Class A Stock)*(a)	28,270	2,150,782
Hitachi Transport System Ltd. (Japan)	4,700	68,667
Orient Overseas International Ltd. (Bermuda)	17,500	115,529

SEE NOTES TO FINANCIAL STATEMENTS.

A78

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation (continued)
SITC International Holdings Co. Ltd. (Cayman Islands)	1,937,000	$657,691
Tidewater, Inc.	45,020	2,011,494
Union Pacific Corp.	62,300	7,832,356

		19,096,382

Water Utilities — 0.1%
American Water Works Co., Inc.	40,700	1,511,191
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	17,400	738,236

		2,249,427

TOTAL COMMON STOCKS (cost $1,199,383,598)		1,268,235,112

EXCHANGE TRADED FUND — 0.2%
iShares MSCI Emerging Markets Index Fund (cost $2,873,277)	70,000	3,104,500

PREFERRED STOCKS — 0.4%
Aerospace & Defense
Rolls-Royce Holdings PLC (United Kingdom), (PRFC)*	3,192,000	5,185

Automobile Manufacturers — 0.1%
Volkswagen AG (Germany), (PRFC)	8,532	1,957,670

Banks — 0.1%
Banco Bradesco SA (Brazil), (PRFC)	35,800	614,938
Itau Unibanco Holding SA (Brazil), (PRFC)	62,700	1,022,492

		1,637,430

Beverages — 0.1%
Cia de Bebidas das Americas (Brazil), (PRFC)	25,300	1,057,472

Metals & Mining — 0.1%
Vale SA (Brazil), (PRFC A)	57,800	1,153,742

Oil, Gas & Consumable Fuels
Petroleo Brasileiro SA (Brazil), (PRFC)	51,900	494,793

Paper & Forest Products
Klabin SA (Brazil), (PRFC)	63,200	394,788

TOTAL PREFERRED STOCKS (cost $6,168,057)		6,701,080

	Units
RIGHTS*
Oil, Gas & Consumable Fuels
Repsol SA (Spain) (cost $20,067)	31,617	19,281

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES
Ally Master Owner Trust,
Series 2011-1, Class A2
2.150%	01/15/16	Aaa	$180	$182,943
Series 2011-3, Class A2
1.810%	05/15/16	Aaa	230	233,458

TOTAL ASSET-BACKED SECURITIES (cost $409,980)				416,401

BANK LOANS(c) — 0.2%
Airlines — 0.1%
Delta Air Lines, Inc.,
Term Loan B
5.500%	04/20/17	Ba2	642	647,930
Term Loan B-1
5.250%	10/18/18	Ba2	240	241,740
Term Loan B2
4.250%	04/15/16	Ba2	60	60,169
US Airways Group, Inc.,
Term Loan
2.712%	03/23/14	B2	225	221,681

				1,171,520

Automobile Manufacturers — 0.1%
Chrysler Group LLC,
Term Loan B
6.000%	05/24/17	Ba2	351	358,605

Building Materials
Equinox Term,
Term Loan B1
5.500%	11/16/19	B3	145	146,087

Commercial Services
International Lease Finance Corp.,
Term Loan 3
5.000%	06/30/17	Ba2	80	80,600
UPC Broadband,
Term Loan AF
4.000%	01/31/21	Ba3	140	140,025

				220,625

Foods
Samson,
Term 2nd Lien
6.000%	09/17/18	B1	15	15,109

Insurance
Asurion Corp.,
Term Loan
11.000%	08/13/19	Ba3	95	100,344
Term Loan B
5.500%	05/24/18	Ba3	164	164,954
Term Loan B-1
4.750%	07/10/17	Ba3	48	48,702

				314,000

Internet
GoDaddy.com,
Term B-1
5.500%	12/17/18	Ba3	194	194,178

SEE NOTES TO FINANCIAL STATEMENTS.

A79

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Media
Getty Images,
Term Loan B
4.750%	09/28/19	B1	$80	$80,012

Metals & Mining
JMC Steel Group,
Term Loan
4.750%	04/01/17	B1	30	29,995

Oil, Gas & Consumable Fuels
Cheaspeake Enery,
Term Loan B
5.750%	12/02/17	Ba3	225	225,156

Pharmaceuticals
Valeant Pharmaceutical International, Inc.,
Term Loan B-C
4.250%	09/16/19	Ba1	60	60,330
Term Loan B-D
4.250%	02/13/19	Ba3	20	20,110

				80,440

Pipelines
Crestwood Holdings LLC,
Term Loan B
9.750%	03/30/18	Caa1	62	63,393

Software
First Data Corp.,
Term Loan
4.211%	03/24/18	B1	55	52,311

Specialty Retail
GNC Corp.,
Term Loan B
3.750%	03/02/18	Ba3	230	230,231

Telecommunications
Intelsat Jackson Holdings Ltd.,
Term Loan B
4.500%	04/02/18	B1	75	75,482

Waste Management
Advanced Disposal Services, Inc.,
Term Loan B
5.250%	09/11/19	B1	35	35,394

TOTAL BANK LOANS (cost $3,219,399)				3,292,538

COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2007-1, Class A4
5.451%	01/15/49	Aaa	500	578,462
Bear Stearns Commercial Mortgage Securities,
Series 2007-PW15, Class A4
5.331%	02/11/44	Aaa	1,000	1,131,932
Citigroup Commercial Mortgage Trust,
Series 2007-C6, Class A4
5.699%(c)	12/10/49	Aaa	1,000	1,178,161
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5
5.617%	10/15/48	Aaa	1,000	1,149,342
Series 2007-CD4, Class A4

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
5.322%	12/11/49	Aaa	$1,000	$1,147,110
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class A3
5.467%	09/15/39	Aaa	500	567,659
GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class A4
5.543%	12/10/49	Aa3	1,290	1,472,641
Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4
5.444%	03/10/39	Aaa	2,942	3,388,363
GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4
5.560%	11/10/39	Aaa	500	576,719
Series 2007-EOP, Class A2, 144A
1.260%(c)	03/06/20	Aaa	210	210,283
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2007-LD11, Class A4
5.812%(c)	06/15/49	A3	2,985	3,480,958
Series 2007-LDPX, Class A3
5.420%	01/15/49	Aaa	500	578,303
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class A4
5.424%	02/15/40	A+(d)	1,000	1,160,890
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2007-5, Class A4
5.378%	08/12/48	Aa2	2,965	3,393,389
Series 2007-6, Class A4
5.485%(c)	03/12/51	Aa3	400	461,534
Morgan Stanley Capital I, Inc.,
Series 2007-IQ14, Class A4
5.692%(c)	04/15/49	A3	1,375	1,596,617
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C30, Class A5
5.342%	12/15/43	Aa3	4,900	5,614,146
Series 2007-C31, Class A4
5.509%	04/15/47	Aa2	840	970,523
Series 2007-C32, Class A3
5.739%(c)	06/15/49	A1	4,105	4,784,205
Series 2007-C33, Class A4
5.924%(c)	02/15/51	Aaa	435	510,351
Series 2007-C33, Class A5
5.924%(c)	02/15/51	Aaa	1,000	1,163,574

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $32,901,735)				35,115,162

CORPORATE BONDS — 8.9%
Aerospace & Defense
TransDigm, Inc.,
Gtd. Notes, 144A
5.500%	10/15/20	B3	270	280,800

Airlines — 0.1%
Air Canada (Canada),
Sec’d. Notes, 144A
12.000%	02/01/16	Caa1	135	139,387
Continental Airlines 2012-1 Class B Pass-Through Trusts,
Pass-Through Certificates
6.250%	10/22/21	Ba2	115	121,900

SEE NOTES TO FINANCIAL STATEMENTS.

A80

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Airlines (continued)
Continental Airlines 2012-2 Class A Pass-Through Certificates,
Pass-Through Certificates
4.000%	10/29/24	Baa2	$145	$152,431
Continental Airlines, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/15	Ba2	445	467,250
Delta Air Lines 2012-1 Class B Pass-Through Trust,
Pass-Through Certificates, 144A
6.875%	05/07/19	Ba3	140	148,050
UAL 2009-2A Pass-Through Trust,
Pass-Through Certificates
9.750%	01/15/18	Baa2	159	184,582
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	12/03/26	Ba1	35	35,700

				1,249,300

Apparel & Textile
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	B1	385	423,500

Auto Parts & Equipment — 0.1%
Continental Rubber of America Corp.,
Sr. Sec’d. Notes, 144A
4.500%	09/15/19	Ba2	300	307,018
Delphi Corp.,
Gtd. Notes
5.875%	05/15/19	Ba2	500	536,250
Tenneco, Inc.,
Gtd. Notes
6.875%	12/15/20	B1	145	157,869

				1,001,137

Automobile Manufacturers — 0.1%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.000%	06/15/19	B2	700	763,000
8.250%	06/15/21	B2	500	550,000
Ford Motor Co.,
Sr. Unsec’d. Notes
7.450%	07/16/31	Ba2	490	622,300

				1,935,300

Banks — 1.4%
Ally Financial, Inc.,
Gtd. Notes
3.125%	01/15/16	B1	215	215,232
3.510%(c)	02/11/14	B1	300	305,361
4.625%	06/26/15	B1	170	177,221
5.500%	02/15/17	B1	220	235,348
7.500%	09/15/20	B1	200	241,500
8.000%	03/15/20	B1	65	79,625
8.000%	11/01/31	B1	265	335,556
Bank of America Corp.,
Sr. Unsec’d. Notes
3.875%	03/22/17	Baa2	285	309,088
5.650%	05/01/18	Baa1	155	180,334
5.750%	12/01/17	Baa1	1,085	1,264,671
5.875%	01/05/21	Baa1	1,000	1,197,281

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
Bank of America NA,
Sub. Notes
5.300%	03/15/17	A3	$315	$354,284
Capital One Capital V,
Ltd. Gtd. Notes
10.250%	08/15/39	Baa3	349	349,000
CIT Group, Inc.,
Sr. Unsec’d. Notes
4.250%	08/15/17	B1	110	113,272
5.000%	05/15/17	B1	115	121,900
5.000%	08/15/22	B1	600	639,790
5.250%	03/15/18	B1	75	80,250
5.375%	05/15/20	B1	75	81,937
Sr. Unsec’d. Notes, 144A
4.750%	02/15/15	B1	410	426,400
5.500%	02/15/19	B1	255	277,950
Citigroup, Inc.,
Sr. Unsec’d. Notes
3.953%	06/15/16	A3	331	356,275
4.750%	05/19/15	A3	500	539,018
5.875%	01/30/42	Baa2	234	288,790
6.125%	05/15/18	A3	247	296,008
Credit Suisse NY (Switzerland),
Sub. Notes
6.000%	02/15/18	Aa2	360	413,882
Discover Bank,
Sub. Notes
7.000%	04/15/20	Ba1	600	745,018
Fifth Third Bancorp,
Sub. Notes
4.500%	06/01/18	Baa2	300	333,137
Fifth Third Capital Trust IV,
Ltd. Gtd. Notes
6.500%(c)	04/15/67	Baa3	108	108,000
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.250%	07/27/21	A1	123	140,217
5.750%	01/24/22	A3	1,330	1,572,342
5.950%	01/18/18	A1	360	418,929
6.150%	04/01/18	A1	350	411,169
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18	A2	372	372,338
Huntington Bancshares, Inc.,
Sub. Notes
7.000%	12/15/20	Baa2	200	244,692
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
3.150%	07/05/16	Aa3	451	477,812
3.250%	09/23/22	A2	1,695	1,745,479
4.350%	08/15/21	Aa3	265	296,333
4.500%	01/24/22	A2	2,200	2,488,721
6.300%	04/23/19	Aa3	300	370,129
JPMorgan Chase Bank NA,
Sub. Notes
6.000%	10/01/17	Aa2	500	591,920
KeyBank NA,
Sub. Notes
5.800%	07/01/14	Baa1	599	641,627

SEE NOTES TO FINANCIAL STATEMENTS.

A81

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banks (continued)
M&I Marshall & Ilsley Bank,
Sub. Notes
5.000%	01/17/17	A2	$832	$920,670
Morgan Stanley,
Notes, MTN
6.625%	04/01/18	A2	200	235,715
Sr. Unsec’d. Notes
5.750%	01/25/21	A2	1,294	1,477,793
Sub. Notes
4.875%	11/01/22	Baa2	830	859,377
Regions Bank,
Sub. Notes
6.450%	06/26/37	Ba3	273	287,753
7.500%	05/15/18	Ba3	250	301,563
Regions Financial Corp.,
Sr. Unsec’d. Notes
5.750%	06/15/15	Ba3	23	24,869
7.750%	11/10/14	Ba3	321	355,925
Royal Bank of Scotland Group PLC (United Kingdom),
Sub. Notes
6.125%	12/15/22	BB+(d)	405	427,470

				24,728,971

Beverages — 0.1%
Beam, Inc.,
Sr. Unsec’d. Notes
1.875%	05/15/17	Baa2	79	80,698
3.250%	05/15/22	Baa2	94	97,490
5.375%	01/15/16	Baa2	72	80,434
5.875%	01/15/36	Baa2	104	120,693
6.375%	06/15/14	Baa2	161	173,545
Heineken NV (Netherlands),
Sr. Notes, 144A
1.400%	10/01/17	Baa1	258	257,221
2.750%	04/01/23	Baa1	269	264,127
4.000%	10/01/42	Baa1	86	83,176
SABMiller Holdings, Inc.,
Gtd. Notes, 144A
3.750%	01/15/22	Baa1	707	763,441

				1,920,825

Biotechnology — 0.1%
Amgen, Inc.,
Sr. Unsec’d. Notes
5.150%	11/15/41	Baa1	1,652	1,859,105
5.375%	05/15/43	Baa1	149	175,675
5.650%	06/15/42	Baa1	381	457,471

				2,492,251

Building Materials — 0.1%
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%	05/01/21	Ba3	210	232,050
6.875%	08/15/18	Ba3	400	432,000
Headwaters, Inc.,
Sec’d. Notes
7.625%	04/01/19	B2	130	138,125

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Building Materials (continued)
Masco Corp.,
Sr. Unsec’d. Notes
5.950%	03/15/22	Ba2	$110	$121,934
Texas Industries, Inc.,
Gtd. Notes
9.250%	08/15/20	Caa2	105	112,613
USG Corp.,
Gtd. Notes, 144A
7.875%	03/30/20	B2	35	38,937

				1,075,659

Chemicals — 0.2%
Celanese US Holdings LLC,
Gtd. Notes
4.625%	11/15/22	Ba2	75	78,563
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
2.500%	02/15/16	Baa3	1,180	1,225,824
4.125%	11/15/21	Baa3	576	631,022
4.250%	11/15/20	Baa3	126	140,076
4.375%	11/15/42	Baa2	164	162,936
7.600%	05/15/14	Baa3	194	211,806
Ineos Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A
8.375%	02/15/19	B1	145	156,238
LyondellBasell Industries NV (Netherlands),
Sr. Unsec’d. Notes
5.000%	04/15/19	Ba2	200	221,000
5.750%	04/15/24	Ba2	335	393,625
Orion Engineered Carbons Bondco GmbH (Germany),
Sr. Sec’d. Notes, 144A
9.625%	06/15/18	B2	200	218,500
Rockwood Specialties Group, Inc.,
Gtd. Notes
4.625%	10/15/20	Ba2	120	124,200

				3,563,790

Commercial Services — 0.1%
Alliance Data Systems Corp.,
Gtd. Notes, 144A
5.250%	12/01/17	NR	225	228,375
ARAMARK Holdings Corp.,
Sr. Unsec’d. Notes, 144A, PIK
8.625%	05/01/16	B3	400	409,504
Emergency Medical Services Corp.,
Gtd. Notes
8.125%	06/01/19	B3	300	329,437
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20	Ba2	385	410,987
Gtd. Notes, 144A
6.000%	11/15/22	Ba2	90	93,150
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19	B2	570	622,013
Gtd. Notes, 144A
6.750%	04/15/19	B2	100	109,125

SEE NOTES TO FINANCIAL STATEMENTS.

A82

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Commercial Services (continued)
Rural/Metro Corp.,
Sr. Unsec’d. Notes, 144A
10.125%	07/15/19	Caa2	$35	$33,600
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes, 144A, PIK
8.125%	06/15/18	Caa1	205	211,663

				2,447,854

Computers
NCR Corp.,
Gtd. Notes, 144A
4.625%	02/15/21	Ba3	170	170,000
SunGard Data Systems, Inc.,
Gtd. Notes
7.375%	11/15/18	Caa1	300	321,375

				491,375

Construction & Engineering
Lennar Corp.,
Gtd. Notes
6.950%	06/01/18	B3	365	407,887
Gtd. Notes, 144A
4.750%	11/15/22	B1	145	142,100

				549,987

Consumer Products & Services — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
9.875%	08/15/19	Caa2	355	379,850
Sr. Sec’d. Notes
7.875%	08/15/19	Ba3	300	333,750
Sr. Sec’d. Notes, 144A
5.750%	10/15/20	B1	350	361,375

				1,074,975

Containers & Packaging
Ardagh Packaging Finance PLC (Ireland),
Sr. Sec’d. Notes, 144A
7.375%	10/15/17	Ba3	45	48,938
Sealed Air Corp.,
Gtd. Notes, 144A
8.125%	09/15/19	B1	225	253,125
Sr. Unsec’d. Notes, 144A
6.500%	12/01/20	B1	65	70,200

				372,263

Distribution/Wholesale
HD Supply, Inc.,
Sec’d. Notes, 144A
11.000%	04/15/20	Caa1	250	295,000
Sr. Sec’d. Notes, 144A
8.125%	04/15/19	B2	200	228,000

				523,000

Diversified Financial Services — 0.4%
Aircastle Ltd. (Bermuda),
Sr. Unsec’d. Notes
6.750%	04/15/17	Ba3	270	288,900
9.750%	08/01/18	Ba3	25	28,250
Sr. Unsec’d. Notes, 144A

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
6.250%	12/01/19	Ba3	$85	$88,613
Aon Corp.,
Gtd. Notes
5.000%	09/30/20	Baa2	205	233,949
Sr. Unsec’d. Notes
3.125%	05/27/16	Baa2	400	421,110
Discover Financial Services,
Sr. Unsec’d. Notes
5.200%	04/27/22	Ba1	304	346,169
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
4.250%	02/03/17	Baa3	200	214,258
5.000%	05/15/18	Ba1	700	772,405
6.625%	08/15/17	Ba1	100	116,847
General Electric Capital Corp.,
Sr. Sec’d. Notes
1.000%	12/11/15	Aa3	346	347,392
2.100%	12/11/19	Aa3	118	118,334
General Motors Financial Co., Inc.,
Gtd. Notes, 144A
4.750%	08/15/17	Ba3	115	120,921
Hyundai Capital America,
Sr. Unsec’d. Notes, 144A
1.625%	10/02/15	Baa2	163	163,979
2.125%	10/02/17	Baa2	180	181,289
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes
7.750%	01/15/16	Ba3	300	310,875
8.000%	01/15/18	Ba3	1,165	1,250,919
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A
6.750%	09/01/16	Ba3	500	561,250
Sr. Unsec’d. Notes
4.875%	04/01/15	Ba3	120	124,210
5.750%	05/15/16	B1	640	674,617
5.875%	04/01/19	Ba3	200	210,800
5.875%	08/15/22	Ba3	280	296,579
6.250%	05/15/19	B1	225	239,625
8.250%	12/15/20	B1	10	11,925
8.625%	01/15/22	B1	65	80,275
8.750%	03/15/17	B1	25	28,875

				7,232,366

Electric Utilities — 0.6%
AES Corp. (The),
Sr. Unsec’d. Notes
7.375%	07/01/21	Ba3	400	444,000
8.000%	10/15/17	Ba3	300	346,500
American Electric Power Co., Inc.,
Sr. Unsec’d. Notes
1.650%	12/15/17	Baa2	171	171,599
2.950%	12/15/22	Baa2	162	162,052
Atlantic Power Corp. (Canada),
Gtd. Notes
9.000%	11/15/18	B1	440	459,800
Dominion Resources, Inc.,
Jr. Sub. Notes
2.611%(c)	09/30/66	Baa3	600	560,717

SEE NOTES TO FINANCIAL STATEMENTS.

A83

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric Utilities (continued)
DPL, Inc.,
Sr. Unsec’d. Notes
6.500%	10/15/16	Ba1	$515	$544,613
7.250%	10/15/21	Ba1	120	128,400
Duquesne Light Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
5.900%	12/01/21	Ba1	338	401,166
6.400%	09/15/20	Ba1	536	648,299
Edison International,
Sr. Unsec’d. Notes
3.750%	09/15/17	Baa2	91	98,678
FirstEnergy Corp.,
Sr. Unsec’d. Notes
7.375%	11/15/31	Baa3	343	443,014
FirstEnergy Solutions Corp.,
Gtd. Notes
4.800%	02/15/15	Baa3	320	343,646
6.050%	08/15/21	Baa3	498	569,970
GenOn Americas Generation LLC,
Sr. Unsec’d. Notes
9.125%	05/01/31	B3	370	407,000
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
7.625%	06/15/14	B3	300	320,250
9.500%	10/15/18	B3	590	696,200
9.875%	10/15/20	B3	120	138,600
NiSource Finance Corp.,
Gtd. Notes
4.450%	12/01/21	Baa3	325	355,882
5.250%	02/15/43	Baa3	351	371,536
5.400%	07/15/14	Baa3	500	532,829
5.800%	02/01/42	Baa3	160	182,174
5.950%	06/15/41	Baa3	331	382,250
6.150%	03/01/13	Baa3	137	138,137
6.400%	03/15/18	Baa3	310	373,700
NRG Energy, Inc.,
Gtd. Notes, 144A
6.625%	03/15/23	B1	640	684,800
NSG Holdings LLC/NSG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
7.750%	12/15/25	Ba2	200	206,000
Pepco Holdings, Inc.,
Sr. Unsec’d. Notes
2.700%	10/01/15	Baa3	406	420,257
PPL Energy Supply LLC,
Sr. Unsec’d. Notes
6.500%	05/01/18	Baa2	313	374,800
PSEG Power LLC,
Gtd. Notes
2.750%	09/15/16	Baa1	72	74,920
Puget Energy, Inc.,
Sr. Sec’d. Notes
5.625%	07/15/22	Ba1	40	43,083
TECO Finance, Inc.,
Gtd. Notes
4.000%	03/15/16	Baa3	300	320,756
				11,345,628

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electronic Components & Equipment
313 Group, Inc.,
Sr. Sec’d. Notes, 144A
6.375%	12/01/19	B1	$215	$213,119
Sr. Unsec’d. Notes, 144A
8.750%	12/01/20	Caa1	110	108,075
GrafTech International Ltd.,
Gtd. Notes, 144A
6.375%	11/15/20	Ba2	65	67,356
Sanmina-SCI Corp.,
Gtd. Notes, 144A
7.000%	05/15/19	B1	160	163,200
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19	B2	75	73,500

				625,250

Entertainment & Leisure — 0.1%
Equinox Holdings, Inc.,
Sec’d. Notes, 144A
9.500%	02/01/16	B1	365	385,075
GWR Operating Partnership LLP,
First Mortgage
10.875%	04/01/17	B3	300	341,250
Royal Caribbean Cruises Ltd. (Liberia),
Sr. Unsec’d. Notes
5.250%	11/15/22	Ba1	170	179,775

				906,100

Environmental Control
ADS Waste Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
8.250%	10/01/20	Caa1	120	126,000
Clean Harbors, Inc.,
Gtd. Notes
5.250%	08/01/20	Ba2	120	125,100
Gtd. Notes, 144A
5.125%	06/01/21	Ba2	45	46,575
Covanta Holding Corp.,
Sr. Unsec’d. Notes
6.375%	10/01/22	Ba3	50	54,298
7.250%	12/01/20	Ba3	300	330,539

				682,512

Foods — 0.1%
ARAMARK Corp.,
Gtd. Notes
8.500%	02/01/15	B3	60	60,301
JBS USA LLC/JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.250%	02/01/20	B1	370	392,200
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
6.500%	08/11/17	Baa2	800	977,106
Post Holdings, Inc.,
Gtd. Notes, 144A
7.375%	02/15/22	B1	565	619,028

				2,048,635

SEE NOTES TO FINANCIAL STATEMENTS.

A84

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Healthcare Products
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes, 144A
9.875%	04/15/18	Caa1	$30	$30,975
Sec’d. Notes, 144A
8.750%	03/15/18	B3	5	5,463

				36,438

Healthcare Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
1.500%	11/15/17	Baa1	55	55,111
2.750%	11/15/22	Baa1	222	220,172
4.125%	11/15/42	Baa1	124	122,961
DaVita, Inc.,
Gtd. Notes
5.750%	08/15/22	B2	450	474,187
Fresenius Medical Care US Finance II, Inc.,
Gtd. Notes, 144A
5.625%	07/31/19	Ba2	380	408,025
HealthSouth Corp.,
Gtd. Notes
5.750%	11/01/24	B1	95	96,663
7.250%	10/01/18	B2	350	379,750
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23	A3	75	75,675
3.950%	10/15/42	A3	103	102,567
WellPoint, Inc.,
Sr. Unsec’d. Notes
3.300%	01/15/23	Baa2	479	491,456
4.650%	01/15/43	Baa2	518	539,816

				2,966,383

Holding Companies
Boart Longyear Management Pty Ltd. (Australia),
Gtd. Notes, 144A
7.000%	04/01/21	Ba2	435	441,525
WaveDivision Escrow LLC/WaveDivision Escrow Corp.,
Sr. Unsec’d. Notes, 144A
8.125%	09/01/20	Caa1	150	155,250

				596,775

Home Builders
Brookfield Residential Properties, Inc. (Canada),
Gtd. Notes, 144A
6.500%	12/15/20	B2	35	35,875

Home Construction — 0.1%
DR Horton, Inc.,
Gtd. Notes
4.375%	09/15/22	Ba2	220	224,400
KB Home,
Gtd. Notes
7.250%	06/15/18	B2	125	135,937
7.500%	09/15/22	B2	80	87,200
9.100%	09/15/17	B2	50	58,125

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Home Construction (continued)
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	B3	$300	$348,000
8.375%	01/15/21	B3	595	690,200

				1,543,862

Insurance — 0.5%
American International Group, Inc.,
Sr. Unsec’d. Notes
4.875%	09/15/16	Baa1	144	161,061
Hartford Financial Services Group, Inc.,
Sr. Unsec’d. Notes
4.000%	10/15/17	Baa3	1,000	1,092,402
5.125%	04/15/22	Baa3	350	403,847
6.625%	04/15/42	Baa3	125	158,933
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
5.000%	06/01/21	Baa2	334	358,979
Sr. Unsec’d. Notes, 144A
6.500%	03/15/35	Baa2	260	284,112
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes
4.800%	07/15/21	Baa2	100	112,524
Massachusetts Mutual Life Insurance Co.,
Sub. Notes, 144A
5.375%	12/01/41	A1	145	167,367
MetLife, Inc.,
Sr. Unsec’d. Notes
1.756%	12/15/17	A3	217	220,416
3.048%	12/15/22	A3	442	450,870
4.750%	02/08/21	A3	920	1,068,232
6.750%	06/01/16	A3	500	592,173
Northwestern Mutual Life Insurance Co. (The),
Sub. Notes, 144A
6.063%	03/30/40	Aa2	209	266,829
Onex USI Aquisition Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21	Caa2	145	142,825
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39	A3	123	172,003
Pacific LifeCorp,
Sr. Unsec’d. Notes, 144A
6.000%	02/10/20	Baa1	1,563	1,744,728
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20	Baa3	368	420,469
5.750%	08/15/42	Baa2	458	491,903

				8,309,673

Internet
IAC/InterActiveCorp,
Gtd. Notes, 144A
4.750%	12/15/22	Ba1	90	89,550

SEE NOTES TO FINANCIAL STATEMENTS.

A85

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Internet (continued)
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
10.125%	07/01/20	Caa1	$90	$102,375
Sr. Sec’d. Notes
8.125%	01/01/20	B1	220	244,750

				436,675

Lodging — 0.2%
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21	B3	315	341,381
MGM Resorts International,
Gtd. Notes
6.625%	12/15/21	B3	145	145,000
7.500%	06/01/16	B3	600	643,500
7.625%	01/15/17	B3	800	856,000
Gtd. Notes, 144A
6.750%	10/01/20	B3	190	194,037
8.625%	02/01/19	B3	55	61,325
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage
5.375%	03/15/22	BBB-(d)	620	658,750
7.750%	08/15/20	Ba2	30	34,200

				2,934,193

Manufacturing
JB Poindexter & Co., Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	04/01/22	B2	295	304,956

Media — 0.7%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22	B1	190	190,237
7.750%	04/15/18	B1	200	222,500
8.625%	09/15/17	B1	300	349,875
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23	B1	95	94,763
5.250%	09/30/22	B1	500	506,250
6.500%	04/30/21	B1	260	280,475
7.000%	01/15/19	B1	490	528,587
7.250%	10/30/17	B1	335	365,150
Cequel Communications Holdings 1 LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	09/15/20	B3	165	171,806
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A
6.500%	11/15/22	B1	295	305,513
Comcast Corp.,
Gtd. Notes
4.650%	07/15/42	Baa1	1,202	1,266,984
5.700%	05/15/18	Baa1	400	480,906
COX Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.250%	12/15/22	Baa2	153	157,782
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.875%	10/01/19	Baa2	200	236,389
6.350%	03/15/40	Baa2	200	229,608

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media (continued)
Harron Communications LP/Harron Finance Corp.,
Sr. Notes, 144A
9.125%	04/01/20	Caa1	$45	$49,275
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
3.650%	04/30/15	Baa2	400	425,526
4.375%	04/01/21	Baa2	940	1,055,941
Sr. Unsec’d. Notes, 144A
6.400%	04/30/40	Baa2	200	256,623
News America, Inc.,
Gtd. Notes
6.150%	03/01/37	Baa1	235	288,407
6.150%	02/15/41	Baa1	823	1,042,398
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes
7.750%	10/15/18	B2	10	11,175
Gtd. Notes, 144A
4.500%	10/01/20	B2	95	94,525
Quebecor Media, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
5.750%	01/15/23	B2	245	258,169
Time Warner Cable, Inc.,
Gtd. Notes
4.500%	09/15/42	Baa2	360	351,089
6.750%	07/01/18	Baa2	295	368,509
Time Warner, Inc.,
Gtd. Notes
5.375%	10/15/41	Baa2	556	621,081
6.200%	03/15/40	Baa2	320	391,876
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany),
Sr. Sec’d. Notes, 144A
5.500%	01/15/23	Ba3	200	206,500
7.500%	03/15/19	B1	150	165,000
Univision Communications, Inc.,
Gtd. Notes, 144A
8.500%	05/15/21	Caa2	755	779,537
Sr. Sec’d. Notes, 144A
6.875%	05/15/19	B2	470	488,800
Viacom, Inc.,
Sr. Unsec’d. Notes
3.500%	04/01/17	Baa1	208	224,453
WideOpenWest Finance LLC/WideOpenWest Capital Corp.,
Gtd. Notes, 144A
10.250%	07/15/19	Caa1	145	154,063

				12,619,772

Metals & Mining — 0.1%
CONSOL Energy, Inc.,
Gtd. Notes
8.000%	04/01/17	B1	90	97,425
Corp. Nacional del Cobre de Chile (Chile),
Sr. Unsec’d. Notes, 144A
3.875%	11/03/21	A1	247	269,139
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
6.375%	02/01/16	B1	570	589,950
7.000%	11/01/15	B1	550	577,500

SEE NOTES TO FINANCIAL STATEMENTS.

A86

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Metals & Mining (continued)
JMC Steel Group,
Sr. Notes, 144A
8.250%	03/15/18	B3	$55	$57,475
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21	Ba1	100	106,250
Severstal Columbus LLC,
Sr. Sec’d. Notes
10.250%	02/15/18	B3	145	152,613
Steel Dynamics, Inc.,
Gtd. Notes
7.625%	03/15/20	Ba2	110	121,550
Gtd. Notes, 144A
6.125%	08/15/19	Ba2	120	127,200

				2,099,102

Oil, Gas & Consumable Fuels — 0.8%
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Ba1	686	819,424
Antero Resources Finance Corp.,
Gtd. Notes
7.250%	08/01/19	B2	400	436,000
Gtd. Notes, 144A
6.000%	12/01/20	B2	100	101,250
BP Capital Markets PLC (United Kingdom),
Gtd. Notes
2.248%	11/01/16	A2	880	915,538
3.625%	05/08/14	A2	294	306,031
Chesapeake Energy Corp.,
Gtd. Notes
6.125%	02/15/21	Ba3	1,105	1,146,437
6.775%	03/15/19	Ba3	70	70,087
6.875%	11/15/20	Ba3	340	368,475
Denbury Resources, Inc.,
Gtd. Notes
6.375%	08/15/21	B1	300	330,000
EP Energy LLC/EP Energy Finance, Inc.,
Sr. Unsec’d. Notes
9.375%	05/01/20	B(d)	95	107,113
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22	B2	335	355,100
Sr. Sec’d. Notes
6.875%	05/01/19	Ba3	60	65,100
Exterran Holdings, Inc.,
Gtd. Notes
7.250%	12/01/18	Ba3	199	210,940
FMC Technologies, Inc.,
Sr. Unsec’d. Notes
2.000%	10/01/17	Baa2	61	61,563
3.450%	10/01/22	Baa2	111	113,291
Forbes Energy Services Ltd.,
Gtd. Notes
9.000%	06/15/19	Caa1	200	178,000
Forest Oil Corp.,
Gtd. Notes, 144A
7.500%	09/15/20	B2	195	204,750

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (Continued)
Oil, Gas & Consumable Fuels (continued)
Hornbeck Offshore Services, Inc.,
Gtd. Notes
5.875%	04/01/20	Ba3	$250	$261,250
8.000%	09/01/17	Ba3	50	53,500
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
6.500%	05/15/19	B2	15	15,150
8.625%	04/15/20	B2	300	327,000
Gtd. Notes, 144A
6.250%	11/01/19	B2	415	417,075
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
5.125%	03/01/21	Baa2	330	388,357
National Grid PLC (United Kingdom),
Sr. Unsec’d. Notes
6.300%	08/01/16	Baa1	157	182,165
Northern Tier Energy LLC/Northern Tier Finance Corp.,
Sr. Sec’d. Notes, 144A
7.125%	11/15/20	B1	90	93,150
Oil States International, Inc.,
Gtd. Notes
6.500%	06/01/19	Ba3	335	356,775
Gtd. Notes, 144A
5.125%	01/15/23	Ba3	55	55,756
Pan American Energy LLC (Argentina),
Gtd. Notes, 144A
7.875%	05/07/21	Ba3	5	4,313
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
8.250%	02/15/20	Ba3	185	199,337
Petrobras International Finance Co. (Cayman Islands),
Gtd. Notes
3.875%	01/27/16	A3	208	219,441
5.375%	01/27/21	A3	942	1,060,522
5.750%	01/20/20	A3	383	435,990
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.875%	01/24/22	Baa1	281	317,109
5.500%	01/21/21	Baa1	322	376,257
5.500%	06/27/44	Baa1	336	369,600
6.500%	06/02/41	Baa1	296	371,480
Petroleum Geo-Services ASA (Norway),
Gtd. Notes, 144A
7.375%	12/15/18	Ba2	300	324,000
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22	Baa1	316	353,104
5.875%	05/01/42	Baa1	270	324,901
Plains Exploration & Production Co.,
Gtd. Notes
6.125%	06/15/19	B1	260	283,400
Samson Investment Co.,
Sr. Unsec’d. Notes, 144A
9.750%	02/15/20	B3	150	158,625
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17	Baa1	361	374,855
2.875%	10/01/22	Baa1	196	196,475

SEE NOTES TO FINANCIAL STATEMENTS.

A87

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Oil, Gas & Consumable Fuels (continued)
SESI LLC,
Gtd. Notes
7.125%	12/15/21	Ba3	$105	$116,813
Tesoro Corp.,
Gtd. Notes
4.250%	10/01/17	Ba1	40	41,400
5.375%	10/01/22	Ba1	45	47,925
Transocean, Inc. (Cayman Islands),
Gtd. Notes
5.050%	12/15/16	Baa3	136	151,425
6.375%	12/15/21	Baa3	180	218,755
WPX Energy, Inc.,
Sr. Unsec’d. Notes
5.250%	01/15/17	Ba1	370	392,200
6.000%	01/15/22	Ba1	150	161,625

				14,438,829

Paper & Forest Products
Sappi Papier Holding GmbH (Austria),
Sr. Sec’d. Notes, 144A
7.750%	07/15/17	Ba2	200	218,000

Pharmaceuticals — 0.3%
AbbVie, Inc.,
Gtd. Notes, 144A
1.750%	11/06/17	Baa1	447	451,862
2.900%	11/06/22	Baa1	459	467,436
4.400%	11/06/42	Baa1	448	476,284
Express Scripts Holding Co.,
Gtd. Notes
3.125%	05/15/16	Baa3	275	289,930
Gtd. Notes, 144A
4.750%	11/15/21	Baa3	1,105	1,253,982
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
4.125%	09/15/20	Baa3	295	322,409
NBTY, Inc.,
Gtd. Notes
9.000%	10/01/18	B3	300	339,000
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A
6.500%	07/15/16	B1	170	178,713
6.875%	12/01/18	B1	600	646,500
Sr. Notes, 144A
6.375%	10/15/20	B1	100	107,250
VPI Escrow Corp.,
Gtd. Notes, 144A
6.375%	10/15/20	B1	150	160,875
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
1.875%	10/01/17	Baa3	169	171,222
3.250%	10/01/22	Baa3	253	258,275
4.625%	10/01/42	Baa3	152	158,252

				5,281,990

Pipelines — 0.4%
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	05/15/23	Ba3	100	101,500
5.875%	04/15/21	Ba3	380	403,750

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Pipelines (continued)
Chesapeake Midstream Partners LP/CHKM Finance Corp.,
Gtd. Notes
6.125%	07/15/22	Ba3	$245	$263,987
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
Gtd. Notes
7.750%	04/01/19	B3	300	311,250
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
4.750%	09/30/21	Baa2	1,094	1,162,595
5.350%	03/15/20	Baa2	325	358,692
DCP Midstream Operating LP,
Gtd. Notes
2.500%	12/01/17	Baa3	194	192,966
EL Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
4.100%	11/15/15	Ba1	488	523,450
5.000%	10/01/21	Ba1	129	146,191
Enbridge Energy Partners LP,
Sr. Unsec’d. Notes
4.200%	09/15/21	Baa2	509	547,127
Energy Transfer Equity LP,
Sr. Sec’d. Notes
7.500%	10/15/20	Ba2	10	11,550
Kinder Morgan Finance Co. LLC,
Sr. Sec’d. Notes, 144A
6.000%	01/15/18	Ba1	300	329,743
Midcontinent Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A
5.450%	09/15/14	Ba1	420	440,000
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
3.650%	06/01/22	Baa2	1,000	1,058,644
3.950%	09/15/15	Baa3	350	377,131
Southern Natural Gas/Southern Natural Issuing Corp.,
Sr. Unsec’d. Notes
4.400%	06/15/21	Baa3	102	113,128
Spectra Energy Capital LLC,
Gtd. Notes
5.650%	03/01/20	Baa2	350	416,155
Spectra Energy Partners LP,
Sr. Unsec’d. Notes
2.950%	06/15/16	Baa3	114	117,341
4.600%	06/15/21	Baa3	75	80,444
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
5.250%	05/01/23	Ba3	120	124,200
6.375%	08/01/22	Ba3	200	218,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.875%	10/01/20	B1	15	15,563
Western Gas Partners LP,
Sr. Unsec’d. Notes
5.375%	06/01/21	Baa3	377	431,058
Williams Partners LP,
Sr. Unsec’d. Notes
4.125%	11/15/20	Baa3	50	54,294

				7,798,759

SEE NOTES TO FINANCIAL STATEMENTS.

A88

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate
CB Richard Ellis Services, Inc.,
Gtd. Notes
6.625%	10/15/20	Ba1	$315	$344,531
Post Apartment Homes LP,
Sr. Unsec’d. Notes
3.375%	12/01/22	Baa2	80	79,589

				424,120

Real Estate Investment Trusts — 0.8%
Alexandria Real Estate Equities, Inc.,
Gtd. Notes
4.600%	04/01/22	Baa2	94	100,898
BioMed Realty LP,
Gtd. Notes
3.850%	04/15/16	Baa3	280	295,315
4.250%	07/15/22	Baa3	155	161,699
6.125%	04/15/20	Baa3	540	628,669
Boston Properties LP,
Sr. Unsec’d. Notes
3.850%	02/01/23	Baa2	785	824,630
Brandywine Operating Partnership LP,
Gtd. Notes
3.950%	02/15/23	Baa3	427	423,233
4.950%	04/15/18	Baa3	70	76,563
5.700%	05/01/17	Baa3	264	298,949
7.500%	05/15/15	Baa3	20	22,455
Camden Property Trust,
Sr. Unsec’d. Notes
2.950%	12/15/22	Baa1	161	156,972
5.375%	12/15/13	Baa1	550	572,614
CommonWealth REIT,
Sr. Unsec’d. Notes
5.750%	11/01/15	Baa2	42	43,748
DDR Corp.,
Sr. Unsec’d. Notes
4.625%	07/15/22	Baa3	253	276,112
4.750%	04/15/18	Baa3	700	775,791
Digital Realty Trust LP,
Gtd. Notes
4.500%	07/15/15	Baa2	100	106,401
5.250%	03/15/21	Baa2	134	148,308
Duke Realty LP,
Sr. Unsec’d. Notes
3.875%	10/15/22	Baa2	353	359,446
4.375%	06/15/22	Ba2	198	207,620
6.250%	05/15/13	Baa2	1,061	1,081,987
Equity One, Inc.,
Gtd. Notes
3.750%	11/15/22	Baa2	600	592,744
5.375%	10/15/15	Baa3	39	42,622
ERP Operating LP,
Sr. Unsec’d. Notes
4.625%	12/15/21	Baa1	1,610	1,813,525
Health Care REIT, Inc.,
Sr. Unsec’d. Notes
2.250%	03/15/18	Baa2	125	124,895
Host Hotels & Resorts LP,
Gtd. Notes
4.750%	03/01/23	Ba1	55	58,300

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Liberty Property LP,
Sr. Unsec’d. Notes
3.375%	06/15/23	Baa1	$222	$219,661
4.125%	06/15/22	Baa1	169	177,632
4.750%	10/01/20	Baa1	168	183,519
Mack-Cali Realty LP,
Sr. Unsec’d. Notes
2.500%	12/15/17	Baa2	311	314,331
4.500%	04/18/22	Baa2	108	115,186
PPF Funding, Inc.,
Notes, 144A
5.125%	06/01/15	Baa2	40	42,104
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes
8.125%	11/01/18	B2	120	127,950
Simon Property Group LP,
Sr. Unsec’d. Notes
2.750%	02/01/23	A3	278	277,844
2.800%	01/30/17	A3	66	69,642
4.125%	12/01/21	A3	1,000	1,110,607
4.200%	02/01/15	A3	600	636,302
Tanger Properties LP,
Sr. Unsec’d. Notes
6.125%	06/01/20	Baa2	335	396,855
6.150%	11/15/15	Baa2	315	357,360
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes
2.000%	02/15/18	Baa2	272	272,176
Weingarten Realty Investors,
Sr. Unsec’d. Notes
3.375%	10/15/22	Baa2	96	94,652

				13,589,317

Retail & Merchandising — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes
6.250%	08/20/19	Ba3	240	256,800
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	03/15/19	B2	135	144,787
J. Crew Group, Inc.,
Gtd. Notes
8.125%	03/01/19	Caa1	375	396,563
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc.,
Gtd. Notes
10.500%	01/15/20	Caa1	385	446,600
Petco Animal Supplies, Inc.,
Gtd. Notes, 144A
9.250%	12/01/18	Caa1	50	55,500
Rite Aid Corp.,
Gtd. Notes
9.250%	03/15/20	Caa2	685	729,525
9.500%	06/15/17	Caa3	715	746,281
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes
7.500%	10/01/18	Ba3	16	17,240

SEE NOTES TO FINANCIAL STATEMENTS.

A89

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Retail & Merchandising (continued)
Walgreen Co.,
Sr. Unsec’d. Notes
1.800%	09/15/17	Baa1	$199	$200,109

				2,993,405

Savings & Loan
RBS Citizens Financial Group, Inc. (United Kingdom),
Sub. Notes, 144A
4.150%	09/28/22	BBB+(d)	290	295,930

Software — 0.1%
First Data Corp.,
Sr. Sec’d. Notes, 144A
6.750%	11/01/20	B1	240	242,400
7.375%	06/15/19	B1	385	398,475
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20	Ba3	345	360,525

				1,001,400

Telecommunications — 0.7%
Altice Financing SA (Luxembourg),
Gtd. Notes, 144A
7.875%	12/15/19	Ba2	200	211,500
Altice Finco SA (Luxembourg),
Sr. Notes, 144A
9.875%	12/15/20	B2	200	212,883
America Movil SAB de CV (Mexico),
Gtd. Notes
2.375%	09/08/16	A2	200	207,877
AT&T, Inc.,
Sr. Unsec’d. Notes
5.350%	09/01/40	A2	1,507	1,754,974
5.550%	08/15/41	A2	307	368,438
6.300%	01/15/38	A2	300	384,667
CenturyLink, Inc.,
Sr. Unsec’d. Notes
6.150%	09/15/19	Baa3	125	137,215
6.450%	06/15/21	Baa3	216	238,680
Crown Castle International Corp.,
Sr. Unsec’d. Notes, 144A
5.250%	01/15/23	B1	240	256,800
Digicel Group Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
8.250%	09/30/20	Caa1	400	440,000
Digicel Ltd. (Bermuda),
Sr. Unsec’d. Notes, 144A
7.000%	02/15/20	B1	400	428,000
8.250%	09/01/17	B1	100	107,000
Embarq Corp.,
Sr. Unsec’d. Notes
7.082%	06/01/16	Baa3	235	275,322
7.995%	06/01/36	Baa3	125	138,065
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes
7.250%	04/01/19	B3	375	403,125
7.500%	04/01/21	B3	320	352,800
Gtd. Notes, 144A
6.625%	12/15/22	Caa2	440	454,300

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecommunications (continued)
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes
11.250%	02/04/17	Caa3	$450	$475,875
Gtd. Notes, PIK
11.500%	02/04/17	Caa3	815	865,938
SBA Communications Corp.,
Sr. Unsec’d. Notes, 144A
5.625%	10/01/19	B2	270	283,500
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	B3	70	72,800
Sprint Nextel Corp.,
Gtd. Notes, 144A
7.000%	03/01/20	Ba3	310	360,375
9.000%	11/15/18	Ba3	250	308,750
Sr. Unsec’d. Notes
6.000%	12/01/16	B3	520	565,500
6.000%	11/15/22	B3	285	292,837
7.000%	08/15/20	B3	335	365,987
Telefonica Emisiones SAU (Spain),
Gtd. Notes
5.462%	02/16/21	Baa1	67	71,439
Telesat Canada/Telesat LLC (Canada),
Sr. Unsec’d. Notes, 144A
6.000%	05/15/17	B3	205	215,250
tw telecom holdings, Inc.,
Gtd. Notes, 144A
5.375%	10/01/22	B1	115	120,463
UPCB Finance III Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.625%	07/01/20	Ba3	250	267,813
UPCB Finance V Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.250%	11/15/21	Ba3	80	88,000
UPCB Finance VI Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
6.875%	01/15/22	Ba3	150	162,375
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
6.400%	02/15/38	A3	700	947,710
Virgin Media Finance PLC (United Kingdom),
Gtd. Notes
4.875%	02/15/22	Ba2	200	204,500
Wind Acquisition Holdings Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, PIK
12.250%	07/15/17	Caa1	200	204,000

				12,244,758

Tobacco — 0.2%
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	Baa1	325	321,597
4.250%	08/09/42	Baa1	325	315,184
9.250%	08/06/19	Baa1	181	251,797
9.700%	11/10/18	Baa1	102	142,793
Reynolds American, Inc.,
Gtd. Notes
3.250%	11/01/22	Baa2	240	241,079
4.750%	11/01/42	Baa2	371	374,294

SEE NOTES TO FINANCIAL STATEMENTS.

A90

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Tobacco (continued)
6.750%	06/15/17	Baa3	$660	$797,028
7.250%	06/15/37	Baa3	610	799,912

				3,243,684

Transportation
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Marshall Islands),
Sr. Sec’d. Notes
8.875%	11/01/17	Ba3	270	269,325

TOTAL CORPORATE BONDS (cost $152,093,507)				160,654,699

MUNICIPAL BONDS — 0.4%
California — 0.2%
State of California,
General Obligation Unlimited
7.300%	10/01/39	A1	75	103,930
7.350%	11/01/39	A1	95	132,787
7.500%	04/01/34	A1	330	457,743
7.550%	04/01/39	A1	585	839,463
7.600%	11/01/40	A1	2,025	2,960,449
7.625%	03/01/40	A1	135	193,872

				4,688,244

Illinois — 0.2%
City of Chicago,
General Obligation Unlimited
7.781%	01/01/35	Aa3	55	71,651
State of Illinois,
General Obligation Unlimited
5.100%	06/01/33	A1	2,170	2,141,009
5.877%	03/01/19	A1	40	46,045
6.630%	02/01/35	A1	295	334,377
6.725%	04/01/35	A1	450	516,564
7.350%	07/01/35	A1	145	175,408

				3,285,054

TOTAL MUNICIPAL BONDS (cost $7,616,818)				7,973,298

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.1%
Fannie Mae REMICS,
Series 2007-53, Class FB
0.610%(c)	06/25/37	Aaa	1,432	1,440,315
Series 2007-85, Class FL
0.750%(c)	09/25/37	Aaa	490	495,379
Series 2007-89, Class FT
0.780%(c)	09/25/37	Aaa	395	398,927
Series 2012-93, Class FE
0.610%(c)	09/25/42	Aaa	402	403,616
Series 2012-94, Class E
3.000%	06/25/22	Aaa	324	341,722
Series 2012-101, Class FB
0.660%(c)	05/25/39	Aaa	1,396	1,406,376
Series 2012-111, Class NF
0.560%(c)	05/25/42	Aaa	345	347,158

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2012-113, Class PF
0.560%(c)	10/25/40	Aaa	$931	$934,985
Series 2012-122, Class FM
0.610%(c)	11/25/42	Aaa	2,023	2,034,681
Series 2012-122, Class LF
0.610%(c)	11/25/42	Aaa	3,021	3,039,071
Series 2012-128, Class VF
0.460%(c)	06/25/42	Aaa	1,649	1,655,613
Series 2012-128, Class YF
0.510%(c)	06/25/42	Aaa	1,540	1,548,568
Freddie Mac REMICS,
Series 3349, Class FE
0.699%(c)	07/15/37	Aaa	460	463,928
Series 3376, Class FA
0.809%(c)	10/15/37	Aaa	473	477,303
Series 4087, Class FB
0.679%(c)	07/15/42	Aaa	3,561	3,580,579
Series 4094, Class BF
0.609%(c)	08/15/32	Aaa	529	530,908
Government National Mortgage Assoc.,
Series 2010-113, Class JF
0.611%(c)	03/20/38	Aaa	474	476,866

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $19,569,400)				19,575,995

U.S. GOVERNMENT AGENCY OBLIGATIONS — 7.0%
Federal Home Loan Mortgage Corp.
3.500%	01/01/26-11/01/42		4,998	5,367,136
4.000%	06/01/24-04/01/42		4,271	4,622,018
4.500%	05/01/39-02/01/41		6,766	7,379,533
5.000%	11/01/35-08/01/40		2,054	2,244,408
5.500%	03/01/34-01/01/40		3,087	3,339,904
6.500%	09/01/39		625	711,508
Federal National Mortgage Assoc.
2.500%	12/01/27		498	521,225
2.500%	TBA		3,000	3,136,875
3.000%	02/01/27-08/01/27		1,494	1,586,228
3.000%	TBA		6,700	7,020,344
3.500%	01/01/26-08/01/42		7,469	8,036,336
3.500%	TBA		4,000	4,264,531
4.000%	11/01/20-07/01/42		16,670	18,062,893
4.500%	12/01/23-11/01/41		12,131	13,310,975
5.000%	05/01/35-07/01/37		4,102	4,456,606
5.500%	01/01/23-09/01/38		10,549	11,527,995
6.000%	02/01/34-07/01/41		6,097	6,690,738
6.500%	07/01/32-08/01/36		3,707	4,225,009
Government National Mortgage Assoc.
3.000%	12/20/42		2,400	2,555,574
3.500%	03/15/42		192	210,733
4.000%	09/15/25-10/15/41		2,763	3,040,841
4.500%	05/15/39-03/15/41		5,432	5,993,017
5.000%	07/15/39-09/15/40		4,645	5,133,380
5.000%	TBA		2,700	2,945,109

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $124,824,144)				126,382,916

SEE NOTES TO FINANCIAL STATEMENTS.

A91

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS — 6.7%
U.S. Treasury Bond
2.750%	11/15/42	$6,537	$6,297,994
U.S. Treasury Inflationary Indexed Bonds, TIPS
0.750%	02/15/42	11,548	12,947,767
U.S. Treasury Notes
0.250%	04/30/14-11/30/14	77,200	77,221,125
0.625%	12/31/17	11,076	11,094,176
0.750%	10/31/17	2,648	2,656,688
1.625%	08/15/22	10,031	9,965,177
TOTAL U.S. TREASURY OBLIGATIONS (cost $120,467,174)			120,182,927

TOTAL LONG-TERM INVESTMENTS (cost $1,669,547,156)			1,751,653,909

	Shares
SHORT-TERM INVESTMENT — 15.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $284,523,382; includes $60,596,023 of cash collateral received for securities on loan)(b)(w)(Note 4)	284,523,382	284,523,382

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 112.8% (cost $1,954,070,538)		2,036,177,291

SECURITIES SOLD SHORT — (9.3)%
COMMON STOCKS — (9.0)%
Aerospace & Defense — (0.3)%
General Dynamics Corp.	41,440	(2,870,549)
Northrop Grumman Corp.	46,620	(3,150,580)

		(6,021,129)

Apparel & Textile — (0.1)%
Under Armour, Inc. (Class A Stock)*	33,730	(1,636,917)

Automobile Manufacturers — (0.2)%
PACCAR, Inc.	84,770	(3,832,452)

Banks — (0.3)%
Northern Trust Corp.	117,360	(5,886,778)

Beverages — (0.2)%
SABMiller PLC (United Kingdom), ADR	82,100	(3,841,459)

Biotechnology — (0.2)%
Amgen, Inc.	15,270	(1,318,106)
Immunogen, Inc.*	116,100	(1,480,275)

		(2,798,381)

Chemicals — (0.3)%
EI Du Pont de Nemours & Co.	73,830	(3,320,135)
Sherwin-Williams Co. (The)	16,100	(2,476,502)

		(5,796,637)

Computers — (0.2)%
Western Digital Corp.	90,380	(3,840,246)

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Distribution/Wholesale — (0.2)%
Fastenal Co.	70,060	$(3,271,101)

Diversified Financial Services — (0.3)%
BGC Partners, Inc. (Class A Stock)	334,150	(1,156,159)
Janus Capital Group, Inc.	329,560	(2,807,851)
T. Rowe Price Group, Inc.	22,200	(1,445,886)

		(5,409,896)

Electric Utilities — (0.2)%
National Fuel Gas Co.	44,710	(2,266,350)
Public Service Enterprise Group, Inc.	53,270	(1,630,062)

		(3,896,412)

Foods — (0.6)%
General Mills, Inc.	72,260	(2,920,027)
H.J. Heinz Co.	69,220	(3,992,610)
Sysco Corp.	100,530	(3,182,780)
Whole Foods Market, Inc.	16,530	(1,509,685)

		(11,605,102)

Hand/Machine Tools — (0.1)%
Kennametal, Inc.	55,360	(2,214,400)

Healthcare Products — (0.4)%
Becton, Dickinson & Co.	40,960	(3,202,662)
Luxottica Group SpA (Italy), ADR	40,500	(1,674,675)
St. Jude Medical, Inc.	84,670	(3,059,974)

		(7,937,311)

Insurance — (0.5)%
CNO Financial Group, Inc.	162,920	(1,520,044)
Protective Life Corp.	263,990	(7,544,834)

		(9,064,878)

Manufacturing — (0.1)%
3M Co.	17,000	(1,578,450)

Oil, Gas & Consumable Fuels — (1.0)%
Chesapeake Energy Corp.	320,880	(5,333,026)
ConocoPhillips	104,750	(6,074,453)
Kodiak Oil & Gas Corp. (Canada)*	237,700	(2,103,645)
Northern Oil and Gas, Inc.*	144,320	(2,427,462)
Ultra Petroleum Corp. (Canada)*	94,000	(1,704,220)

		(17,642,806)

Pharmaceuticals — (0.6)%
AmerisourceBergen Corp.	99,510	(4,296,842)
Bristol-Myers Squibb Co.	138,510	(4,514,041)
Johnson & Johnson	31,740	(2,224,974)

		(11,035,857)

Real Estate Investment Trusts — (0.2)%
Annaly Capital Management, Inc.	101,280	(1,421,971)
SL Green Realty Corp.	36,270	(2,780,097)

		(4,202,068)

Restaurants — (0.2)%
Buffalo Wild Wings, Inc.*	21,990	(1,601,312)
Darden Restaurants, Inc.	24,570	(1,107,370)

		(2,708,682)

SEE NOTES TO FINANCIAL STATEMENTS.

A92

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SECURITIES SOLD SHORT (continued)	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail & Merchandising — (0.7)%
Bed Bath & Beyond, Inc.*	27,490	$(1,536,966)
Gap, Inc. (The)	51,040	(1,584,282)
J.C. Penney Co., Inc.	107,400	(2,116,854)
Macy’s, Inc.	41,400	(1,615,428)
Nordstrom, Inc.	29,640	(1,585,740)
Saks, Inc.*	146,780	(1,542,658)
Tiffany & Co.	25,320	(1,451,849)
Walgreen Co.	38,730	(1,433,397)

		(12,867,174)

Semiconductors — (1.2)%
ARM Holdings PLC (United Kingdom), ADR	180,100	(6,813,183)
KLA-Tencor Corp.	70,600	(3,371,856)
MKS Instruments, Inc.	70,430	(1,815,685)
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	330,700	(5,674,812)
Texas Instruments, Inc.	98,270	(3,040,474)

		(20,716,010)

Software — (0.4)%
Autodesk, Inc.*	69,580	(2,459,653)
CA, Inc.	111,050	(2,440,879)
NetSuite, Inc.*	35,030	(2,357,519)

		(7,258,051)

Telecommunications — (0.3)%
America Movil SAB de CV (Mexico) (Class L Stock), ADR	108,000	(2,499,120)
Windstream Corp.	266,590	(2,207,365)

		(4,706,485)

Tobacco — (0.1)%
Reynolds American, Inc.	28,330	(1,173,712)

Water Utilities — (0.1)%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil), ADR	16,600	(1,387,262)

TOTAL COMMON STOCKS (proceeds received $156,780,796)		(162,329,656)

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. GOVERNMENT AGENCY OBLIGATIONS — (0.3)%
Federal Home Loan Mortgage Corp.
3.500%	TBA	$500	(531,680)
Federal National Mortgage Assoc.
4.500%	TBA	2,700	(2,916,527)
5.000%	TBA	2,700	(2,924,439)

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (proceeds received $6,359,613)			(6,372,646)

TOTAL SECURITIES SOLD SHORT (proceeds received $163,140,409)			(168,702,302)

Value (Note 2)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 103.5% (cost $1,790,930,129)	$1,867,474,989
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.5)%	(63,084,926)

NET ASSETS — 100.0%	$1,804,390,063

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Anadelen (Bearer)
EAFE	Europe, Australia, Far East
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
NR	Non Rated by Moody’s or Standard & Poor’s
NVDR	Non-voting Depository Receipt
OTC	Over the counter
PIK	Payment-in-Kind
PRFC	Preference Shares
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits Securities
RTS	Russian Trading System
SDR	Special Drawing Rights
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
XEQT	Equiduct Stock Exchange
XLON	London Stock Exchange

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $59,727,679; cash collateral of $60,596,023 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A93

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation(1)
Long Positions:
502	Mini MSCI EAFE Index	Mar. 2013	$39,805,990	$40,669,530	$863,540
674	Mini MSCI Emerging Markets Index	Mar. 2013	35,151,398	36,176,950	1,025,552
1,383	S&P 500 E-Mini	Mar. 2013	97,531,211	98,199,915	668,704

					$2,557,796

(1)	Cash of $8,294,005 has been segregated to cover requirement for open futures contracts as of December 31, 2012.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,023,840,521	$244,394,591	$—
Exchange Traded Fund	3,104,500	—	—
Preferred Stocks	4,738,225	1,962,855	—
Rights	19,281	—	—
Asset-Backed Securities	—	416,401	—
Bank Loans	—	3,292,538	—
Commercial Mortgage-Backed Securities	—	35,115,162	—
Corporate Bonds	—	160,654,699	—
Municipal Bonds	—	7,973,298	—
Residential Mortgage-Backed Securities	—	19,575,995	—
U.S. Government Agency Obligations	—	126,382,916	—
U.S. Treasury Obligations	—	120,182,927	—
Affiliated Money Market Mutual Fund	284,523,382	—	—
Short Sales—Common Stocks	(162,329,656)	—	—
Short Sales—U. S. Government
Agency Obligations	—	(6,372,646)	—
Other Financial Instruments*
Futures	2,557,796	—	—

Total	$1,156,454,049	$713,578,736	$—

Fair Value of Level 2 investments at 12/31/11 was $260,407,023. An amount of $137,527,056 was transferred from Level 1 into Level 2 at 12/31/12 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Portfolio normally values its securities and the earlier closing of foreign markets. It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A94

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (3.4% represents investments purchased with collateral from securities on loan)	15.7%
Oil, Gas & Consumable Fuels	7.7
Banks	7.6
U.S. Government Agency Obligations	7.0
U.S. Treasury Obligations	6.7
Retail & Merchandising	5.0
Pharmaceuticals	4.4
Telecommunications	4.3
Diversified Financial Services	4.0
Insurance	2.9
Chemicals	2.8
Electric Utilities	2.7
Computers	2.7
Semiconductors	2.5
Real Estate Investment Trusts	2.5
Media	2.3
Manufacturing	2.3
Commercial Mortgage-Backed Securities	1.9
Internet	1.9
Software	1.8
Healthcare Products	1.6
Metals & Mining	1.6
Aerospace & Defense	1.5
Beverages	1.4
Tobacco	1.3
Machinery & Equipment	1.3
Biotechnology	1.2
Residential Mortgage-Backed Securities	1.1
Transportation	1.1
Apparel & Textile	1.0
Foods	1.0
Automobile Manufacturers	0.9
Healthcare Services	0.8
Building Materials	0.7
Electronic Components & Equipment	0.6
Commercial Services	0.6
Construction & Engineering	0.6
Auto Parts & Equipment	0.6
Cosmetics/Personal Care	0.5
Consumer Products & Services	0.5
Airlines	0.5
Municipal Bonds	0.4
Pipelines	0.4
lodging	0.4

Real Estate	0.3%
Distribution/Wholesale	0.3
Household Products	0.3
Hand/Machine Tools	0.3
Entertainment & Leisure	0.3
Holding Companies	0.2
Exchange Traded Fund	0.2
Containers & Packaging	0.1
Environmental Control	0.1
Water Utilities	0.1
Office Equipment & Supplies	0.1
Home Construction	0.1
Advertising	0.1
Tobacco	(0.1)
Water Utilities	(0.1)
Manufacturing	(0.1)
Apparel & Textile	(0.1)
Hand/Machine Tools	(0.1)
Restaurants	(0.2)
Biotechnology	(0.2)
Distribution/Wholesale	(0.2)
Automobile Manufacturers	(0.2)
Computers	(0.2)
Beverages	(0.2)
Electric Utilities	(0.2)
Real Estate Investment Trusts	(0.2)
Telecommunications	(0.3)
Diversified Financial Services	(0.3)
Chemicals	(0.3)
Banks	(0.3)
Aerospace & Defense	(0.3)
U.S. Government Agency Obligations	(0.3)
Software	(0.4)
Healthcare Products	(0.4)
Insurance	(0.5)
Pharmaceuticals	(0.6)
Foods	(0.6)
Retail & Merchandising	(0.7)
Oil, Gas & Consumable Fuels	(1.0)
Semiconductors	(1.2)

103.5
Liabilities in excess of other assets	(3.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$19,281		—	$—
Equity contracts	Due from broker-variation margin	2,557,796	*	—	—

Total		$2,577,077			$—

SEE NOTES TO FINANCIAL STATEMENTS.

A95

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$13,866	$13,866
Equity contracts	(1,307)	17,774,164	—	17,772,857

Total	$(1,307)	$17,774,164	$13,866	$17,786,723

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$(2,956)	$(2,956)
Equity contracts	(786)	1,981,346	—	1,980,560

Total	$(786)	$1,981,346	$(2,956)	$1,977,604

For the year ended December 31, 2012, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $60,131 and average value at trade date for futures long positions was $119,626,695.

SEE NOTES TO FINANCIAL STATEMENTS.

A96

AST FI PYRAMIS® ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $59,727,679:
Unaffiliated investments (cost $1,669,547,156)	$1,751,653,909
Affiliated investments (cost $284,523,382)	284,523,382
Cash.	5,908
Foreign currency, at value (cost $246,762)	246,272
Deposit with broker	8,301,791
Receivable for investments sold	18,793,376
Receivable for fund share sold	7,056,473
Dividends and interest receivable	4,234,582
Due from broker-variation margin	3,439,274
Tax reclaim receivable	595,084
Prepaid expenses	8,322

Total Assets	2,078,858,373

LIABILITIES:
Securities sold short, at value (proceeds received $163,140,409)	168,702,302
Payable to broker for collateral for securities on loan	60,596,023
Payable for investments purchased	43,931,818
Advisory fees payable	608,201
Dividends payable on securities sold short	303,044
Accrued expenses and other liabilities	245,687
Foreign capital gains tax liability	63,619
Shareholder servicing fees payable	17,102
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	36

Total Liabilities	274,468,310

NET ASSETS	$1,804,390,063

Net assets were comprised of:
Paid-in capital	$1,681,839,087
Retained earnings	122,550,976

Net assets, December 31, 2012	$1,804,390,063

Net asset value and redemption price per share, $1,804,390,063 / 170,847,179 outstanding shares of beneficial interest	$10.56

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Unaffiliated dividend income (net of $618,319 foreign withholding tax)	$20,332,937
Interest income	11,759,385
Affiliated dividend income	431,176
Affiliated income from securities lending, net	387,026

32,910,524

EXPENSES
Advisory fees	12,036,796
Dividends on securities sold short	3,276,581
Shareholder servicing fees and expenses	1,416,094
Broker fees and expenses on short sales	1,033,434
Custodian and accounting fees	1,013,000
Audit fee	36,000
Trustees’ fees	21,000
Insurance expenses	13,000
Legal fees and expenses	13,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports	7,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 7)	6
Miscellaneous	62,876

Total expenses	18,942,787
Less: advisory fee waivers and/or expense reimbursement	(784,963)
Less: shareholder servicing fee waiver	(381,437)

Net expenses	17,776,387

NET INVESTMENT INCOME	15,134,137

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (net of foreign capital gains taxes $(5,659))	37,799,401
Futures transactions	17,774,164
Short sales transactions	(2,786,228)
Foreign currency transactions	(258,866)

52,528,471

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $62,429)	91,124,873
Futures	1,981,346
Short sales	(4,887,125)
Foreign currencies	14,050

88,233,144

NET GAIN ON INVESTMENTS	140,761,615

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$155,895,752

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,134,137	$7,046,163
Net realized gain (loss) on investment and foreign currency transactions	52,528,471	(24,083,955)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	88,233,144	(60,317,698)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	155,895,752	(77,355,490)

DISTRIBUTIONS	(7,060,120)	(38,644,047)

FUND SHARE TRANSACTIONS:
Fund share sold [110,336,039 and 105,775,221 shares, respectively]	1,109,834,190	1,015,916,743
Fund share issued in reinvestment of distributions [730,105 and 3,988,034 shares, respectively]	7,060,120	38,644,047
Fund share repurchased [39,447,856 and 89,690,304 shares, respectively]	(389,550,666)	(796,011,553)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	727,343,644	258,549,237

TOTAL INCREASE IN NET ASSETS	876,179,276	142,549,700
NET ASSETS:
Beginning of year	928,210,787	785,661,087

End of year	$1,804,390,063	$928,210,787

SEE NOTES TO FINANCIAL STATEMENTS.

A97

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 85.1%
COMMON STOCKS — 74.8%	Shares	Value (Note 2)

Aerospace & Defense — 0.4%
BAE Systems PLC (United Kingdom)	1,119,286	$6,221,233
GenCorp, Inc.*(a)	45,521	416,517
Raytheon Co.	136,810	7,874,784

		14,512,534

Agriculture — 2.2%
Altria Group, Inc.	413,440	12,990,285
British American Tobacco PLC (United Kingdom)	534,834	27,188,403
Imperial Tobacco Group PLC (United Kingdom)	569,250	22,070,825
Lorillard, Inc.	114,940	13,410,050
Philip Morris International, Inc.	92,968	7,775,843

		83,435,406

Airlines — 1.2%
Deutsche Lufthansa AG (Germany)	1,282,710	24,248,840
International Consolidated Airlines Group (Spain)*	7,494,373	22,725,960

		46,974,800

Auto Parts & Equipment — 0.5%
Cie Generale des Etablissements Michelin (France)	180,623	17,307,199
Johnson Controls, Inc.	12,200	374,540

		17,681,739

Automobile Manufacturers — 1.7%
General Motors Co.*(a)	476,560	13,739,225
Mazda Motor Corp. (Japan)*	3,726,000	7,646,929
Navistar International Corp.*(a)	439,520	9,568,350
Nissan Motor Co. Ltd. (Japan)	1,126,000	10,684,477
Oshkosh Corp.*	224,190	6,647,233
Toyota Motor Corp. (Japan)	326,800	15,260,300

		63,546,514

Banks — 8.5%
Ally Financial, Inc.(a)	4,776	4,691,077
Bank of America Corp.	2,541,810	29,484,996
Barclays PLC (United Kingdom)	626,834	2,722,968
BNP Paribas SA (France)	299,663	17,059,919
CIT Group, Inc.*	183,217	7,079,505
Citigroup, Inc.	804,760	31,836,306
Commonwealth Bank of Australia (Australia) .	2,500	162,817
Credit Agricole SA (France)*	1,384,074	11,272,060
Credit Suisse Group AG (Switzerland)*	655,707	16,003,428
DBS Group Holdings Ltd. (Singapore)	574,000	7,046,722
Deutsche Bank AG (Germany)	250,000	8,981,500
Guaranty Bancorp*	240,400	468,780
HSBC Holdings PLC (United Kingdom), (QMTF)	693,543	7,349,353
HSBC Holdings PLC (United Kingdom), (XHKG)	1,149,360	12,182,398
ICICI Bank Ltd. (India), ADR(a)	146,401	6,384,548
Intesa Sanpaolo SpA (Italy)	7,512,199	12,991,008
JPMorgan Chase & Co.	849,540	37,354,273
M&T Bank Corp.(a)	69,000	6,794,430
Morgan Stanley	1,530,163	29,256,717
PNC Financial Services Group, Inc.	353,805	20,630,369
State Bank Financial Corp.	80,800	1,283,104

COMMON STOCKS (continued)	Shares	Value (Note 2)

Banks (continued)
SunTrust Banks, Inc.	207,800	$5,891,130
UBS AG (Switzerland)*	752,793	11,780,369
UniCredit SpA (Italy)*	2,687,158	13,232,863
Wells Fargo & Co.	785,270	26,840,529

		328,781,169

Beverages — 1.1%
Coca-Cola Enterprises, Inc.	280,911	8,913,306
Diageo PLC (United Kingdom)	151,464	4,411,657
Dr. Pepper Snapple Group, Inc.(a)	201,890	8,919,500
PepsiCo, Inc.	111,720	7,645,000
Pernod-Ricard SA (France)	120,588	13,990,812

		43,880,275

Biotechnology — 0.6%
Amgen, Inc.	248,500	21,450,520
Prothena Corp. PLC (Ireland)*	3,634	26,638

		21,477,158

Building Materials — 0.7%
CRH PLC (Ireland)	828,818	16,855,023
Owens Corning*	261,827	9,684,981

		26,540,004

Chemicals — 2.2%
Akzo Nobel NV (Netherlands)	236,931	15,684,144
Dow Chemical Co. (The)	490,880	15,865,242
E.I. du Pont de Nemours & Co.	232,900	10,473,513
Linde AG (Germany)	48,523	8,489,064
Lonza Group AG (Switzerland)*	67,501	3,657,622
LyondellBasell Industries NV (Netherlands) (Class A Stock)	500,000	28,545,000

		82,714,585

Coal — 0.5%
Alpha Natural Resources, Inc.*	17,700	172,398
CONSOL Energy, Inc.	450,130	14,449,173
Peabody Energy Corp.	195,210	5,194,538

		19,816,109

Commercial Services — 0.5%
Adecco SA (Switzerland)*	49,436	2,618,045
Hays PLC (United Kingdom)	1,283	1,745
Randstad Holding NV (Netherlands)	474,282	17,604,079

		20,223,869

Computers — 0.9%
Brocade Communications Systems, Inc.*	921,580	4,912,021
Dell, Inc.	672,710	6,814,552
Hewlett-Packard Co.	1,354,570	19,302,622
Research In Motion Ltd. (Canada)*(a)	239,937	2,850,452

		33,879,647

Construction & Engineering
Carillion PLC (United Kingdom)	283,314	1,476,297

Cosmetics/Personal Care — 0.2%
Avon Products, Inc.	536,230	7,700,263

Diversified Financial Services — 0.9%
American Express Co.	92,260	5,303,105
BlackRock, Inc.	33,540	6,933,053
KB Financial Group, Inc. (South Korea)	461,960	16,500,695

SEE NOTES TO FINANCIAL STATEMENTS.

A98

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (continued)
NYSE Euronext	226,890	$7,156,111

		35,892,964

Diversified Machinery — 0.4%
Alstom SA (France)	396,077	15,955,624
Rockwell Automation, Inc.	5,000	419,950

		16,375,574

Electric — 4.1%
American Electric Power Co., Inc.	213,470	9,110,900
Dominion Resources, Inc.	243,280	12,601,904
DTE Energy Co.	5,000	300,250
Duke Energy Corp.	250,000	15,950,000
Dynegy, Inc.(a)	2,357	45,089
Entergy Corp.	205,328	13,089,660
Exelon Corp.	655,190	19,485,351
FirstEnergy Corp.	167,670	7,001,899
GDF Suez (France)	333,761	6,874,203
NextEra Energy, Inc.	119,480	8,266,821
NRG Energy, Inc.	397,500	9,138,525
PG&E Corp.	300,550	12,076,099
Pinnacle West Capital Corp.	44,800	2,283,904
PPL Corp.	179,600	5,141,948
Public Service Enterprise Group, Inc.	295,150	9,031,590
Southern Co. (The)	300,260	12,854,131
TECO Energy, Inc.(a)	305,800	5,125,208
Xcel Energy, Inc.	286,360	7,648,676

		156,026,158

Electronics — 1.0%
Dongfang Electric Corp. Ltd. (China) (Class H Stock)	1,392,754	2,866,800
Flextronics International Ltd.*	693,692	4,307,827
Koninklijke Philips Electronics NV (Netherlands)	515,983	13,663,406
TE Connectivity Ltd. (Switzerland)	486,840	18,071,501

		38,909,534

Environmental Control — 0.3%
Republic Services, Inc.	117,030	3,432,490
Waste Management, Inc.(a)	198,390	6,693,679

		10,126,169

Foods — 1.7%
General Mills, Inc.	318,770	12,881,496
Kraft Foods Group, Inc.	91,338	4,153,139
Kroger Co. (The)	683,790	17,792,216
Mondelez International, Inc. (Class A Stock) .	480,857	12,247,428
Safeway, Inc.(a)	213,400	3,860,406
Tesco PLC (United Kingdom)	2,960,843	16,310,114

		67,244,799

Forest Products & Paper — 0.9%
Domtar Corp.	58,013	4,845,246
International Paper Co.	453,326	18,060,508
MeadWestvaco Corp.	330,900	10,545,783

		33,451,537

Gas — 0.3%
AGL Resources, Inc.	64,268	2,568,792

COMMON STOCKS (continued)	Shares	Value (Note 2)

Gas (continued)
Sempra Energy	135,270	$9,596,054

		12,164,846

Hand/Machine Tools — 0.2%
Stanley Black & Decker, Inc.	113,944	8,428,438

Healthcare Products — 1.3%
Boston Scientific Corp.*	1,362,360	7,806,323
Hospira, Inc.*	169,140	5,283,934
Medtronic, Inc.	799,350	32,789,337
Stryker Corp.	86,661	4,750,756

		50,630,350

Healthcare Services — 0.8%
CIGNA Corp.	324,431	17,344,081
Community Health Systems, Inc.	100,597	3,092,352
WellPoint, Inc.	152,020	9,261,058

		29,697,491

Insurance — 4.9%
ACE Ltd. (Switzerland)	243,621	19,440,956
Alleghany Corp.*	39,412	13,219,573
American International Group, Inc.*	851,446	30,056,044
Aviva PLC (United Kingdom)	2,642,075	16,349,096
AXA SA (France)	816,352	14,658,320
CNO Financial Group, Inc.	206,258	1,924,387
ING Groep NV (Netherlands), CVA*	3,042,577	28,898,510
MetLife, Inc.	433,322	14,273,627
Muenchener Rueckversicherungs AG (Germany)	66,236	11,957,500
QBE Insurance Group Ltd. (Australia)	146,708	1,680,975
Swiss Re AG (Switzerland)*	202,296	14,666,222
White Mountains Insurance Group Ltd. (Bermuda)	26,300	13,544,500
Zurich Insurance Group AG (Switzerland)*	34,964	9,368,884

		190,038,594

Internet — 0.6%
Google, Inc. (Class A Stock)*	15,717	11,149,168
Symantec Corp.*	583,300	10,971,873

		22,121,041

Iron/Steel — 0.3%
POSCO (South Korea)	10,088	3,304,732
ThyssenKrupp AG (Germany)	390,758	9,226,854

		12,531,586

Machinery — 0.1%
Caterpillar, Inc.	20,500	1,836,390
Federal Signal Corp.*	173,700	1,321,857

		3,158,247

Media — 4.5%
British Sky Broadcasting Group PLC (United Kingdom)	983,541	12,404,879
CBS Corp. (Class B Stock)	392,409	14,931,162
Comcast Corp. (Class A Stock)	118,500	4,429,530
Comcast Corp. (Special Class A Stock)	611,700	21,990,615
Dex One Corp.*(a)	348,000	549,840
News Corp. (Class A Stock)	362,210	9,250,843
News Corp. (Class B Stock)	900,809	23,637,228
Reed Elsevier PLC (United Kingdom)	1,663,600	17,563,794

SEE NOTES TO FINANCIAL STATEMENTS.

A99

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Time Warner Cable, Inc.(a)	394,721	$38,362,934
Time Warner, Inc.	254,200	12,158,386
Tribune Co. (Class A Stock)*	34,611	1,569,955
Tribune Co. (Class B Stock)*	21,221	962,585
Viacom, Inc. (Class B Stock)	98,800	5,210,712
Walt Disney Co. (The)(a)	220,460	10,976,703

		173,999,166

Metals & Mining — 0.6%
Barrick Gold Corp. (Canada)	123,846	4,335,848
BHP Billiton PLC (United Kingdom)	143,068	5,046,532
Freeport-McMoRan Copper & Gold, Inc.	100,000	3,420,000
Goldcorp, Inc. (Canada)	54,500	2,000,150
Newmont Mining Corp.	70,683	3,282,518
Rio Tinto PLC (United Kingdom), ADR(a)	75,854	4,406,359

		22,491,407

Miscellaneous Manufacturers — 1.0%
General Electric Co.	1,119,750	23,503,552
Siemens AG (Germany)	136,354	14,910,471

		38,414,023

Office Equipment & Supplies — 0.3%
Xerox Corp.	1,771,040	12,078,493

Oil & Gas — 8.9%
Anadarko Petroleum Corp.	2,500	185,775
Apache Corp.	199,452	15,656,982
BP PLC (United Kingdom)	3,496,786	24,312,970
BP PLC (United Kingdom), ADR(a)	400,000	16,656,000
Callon Petroleum Co.*	103,000	484,100
Canadian Oil Sands Ltd. (Canada)	512,600	10,394,231
Chesapeake Energy Corp.(a)	792,410	13,169,854
Chevron Corp.	251,100	27,153,954
ConocoPhillips	108,700	6,303,513
Devon Energy Corp.(a)	160,000	8,326,400
Eni SpA (Italy)	516,428	12,651,273
Ensco PLC (United Kingdom) (Class A Stock)	109,694	6,502,660
Exxon Mobil Corp	113,340	9,809,577
Galp Energia, SGPS, SA (Portugal) (Class B Stock)	553,090	8,585,452
Marathon Oil Corp.	799,941	24,526,191
Marathon Petroleum Corp.	39,932	2,515,716
Murphy Oil Corp.(a)	159,426	9,493,818
Nexen, Inc. (Canada)	483,303	13,020,183
Noble Corp.	334,040	11,631,273
Petroleo Brasileiro SA (Brazil), ADR(a)	174,848	3,374,566
Plains Exploration & Production Co.*	268,860	12,620,288
Royal Dutch Shell PLC (United Kingdom), ADR	191,420	13,198,409
Royal Dutch Shell PLC (United Kingdom) (Class A Stock)	654,115	22,514,900
Royal Dutch Shell PLC (United Kingdom) (Class B Stock)	366,428	13,072,869
SandRidge Energy, Inc.	18,400	1,892,900
Talisman Energy, Inc. (Canada)	1,450,700	16,407,334
Total SA (France)	390,687	20,328,692
Total SA (France), ADR	72,500	3,770,725
Transocean Ltd. (Switzerland)	269,310	12,024,691

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil & Gas (continued)
WPX Energy, Inc.*	94,996	$1,413,540

		341,998,836

Oil & Gas Services — 1.6%
Baker Hughes, Inc.	745,380	30,441,320
Halliburton Co.	775,840	26,913,890
Schlumberger Ltd. (Netherlands)	58,830	4,076,331
Weatherford International Ltd. (Switzerland)*.	98,700	1,104,453

		62,535,994

Pharmaceuticals — 6.8%
Elan Corp. PLC (Ireland), ADR*	194,000	1,980,740
Eli Lilly & Co.	102,700	5,065,164
Forest Laboratories, Inc.*	92,770	3,276,636
GlaxoSmithKline PLC (United Kingdom)	852,019	18,550,509
Johnson & Johnson	222,860	15,622,486
Merck & Co., Inc.	1,846,333	75,588,873
Merck KGaA (Germany)	82,860	10,920,575
Pfizer, Inc.	1,969,618	49,398,020
Roche Holding AG (Switzerland)	205,916	41,632,341
Sanofi (France), (NYSE)(a)	141,708	6,714,125
Sanofi (France), (TMX)	258,170	24,482,365
Teva Pharmaceutical Industries Ltd. (Israel), ADR	184,319	6,882,471

		260,114,305

Pipelines — 0.2%
Spectra Energy Corp.	250,000	6,845,000

Real Estate
Forestar Group, Inc.*	59,800	1,036,334
Realogy Holdings Corp.	11,712	491,435

		1,527,769

Real Estate Investment Trusts — 0.1%
Alexander’s, Inc.	9,200	3,043,360
Westfield Retail Trust (Australia)	840,907	2,653,038

		5,696,398

Retail — 2.6%
Compagnie Financiere Richemont SA (Switzerland) (Class A Stock)	4,666	366,260
CVS Caremark Corp.	812,150	39,267,453
Kingfisher PLC (United Kingdom)	2,950,277	13,785,455
Kohl’s Corp.	217,420	9,344,712
Target Corp.(a)	281,330	16,646,296
Walgreen Co.	336,180	12,442,022
Wal-Mart Stores, Inc.	93,516	6,380,597

		98,232,795

Semiconductors — 0.9%
Intel Corp.	700,000	14,441,000
Samsung Electronics Co. Ltd. (South Korea)	10,002	14,370,872
Texas Instruments, Inc.	133,710	4,136,987

		32,948,859

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	167,514	7,260,057

Software — 1.7%
Microsoft Corp.	2,003,159	53,544,440
Oracle Corp.	211,280	7,039,850

SEE NOTES TO FINANCIAL STATEMENTS.

A100

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
SAP AG (Germany)	80,441	$6,468,510

		67,052,800

Telecommunications — 5.4%
AT&T, Inc.	350,000	11,798,500
CenturyLink, Inc.	71,300	2,789,256
China Telecom Corp. Ltd. (China), ADR(a)	167,315	9,511,858
Cisco Systems, Inc.	1,792,510	35,222,821
France Telecom SA (France)	806,297	8,944,958
Frontier Communications Corp.(a)	263,400	1,127,352
Singapore Telecommunications Ltd. (Singapore)	6,003,000	16,334,342
SK Telecom Co. Ltd. (South Korea), ADR	66,526	1,053,106
Sprint Nextel Corp.*	3,032,660	17,195,182
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	1,453,189	14,679,025
Telefonica SA (Spain)	636,753	8,621,080
Telstra Corp. Ltd. (Australia)	1,053,669	4,801,302
Turkcell Iletisim Hizmetleri A/S (Turkey), ADR*	885,427	14,290,792
Vivendi SA (France)	481,495	10,889,524
Vodafone Group PLC (United Kingdom)	19,467,417	49,004,895

		206,263,993

Toys/Games/Hobbies — 0.2%
Nintendo Co. Ltd. (Japan)	85,700	9,150,814

Transportation — 0.8%
AP Moller-Maersk A/S (Denmark) (Class B Stock)	1,917	14,516,779
FedEx Corp.	82,610	7,576,989
United Parcel Service, Inc. (Class B Stock)	126,080	9,295,878

		31,389,646

TOTAL COMMON STOCKS (cost $2,852,521,129)		2,877,438,052

PREFERRED STOCKS — 1.3%
Automobile Manufacturers — 0.1%
General Motors Co., Series B, CVT, 4.750%	59,450	2,623,529

Banks — 0.8%
Ally Financial, Inc., Series A, 8.500%(c)	9,875	259,416
Bank of America Corp.	170,000	5,666,100
Bank of America Corp., Series L, CVT, 7.250%	12,300	13,960,500
Wells Fargo & Co., Series L, CVT, 7.500%	8,000	9,800,000

		29,686,016

Electric
NextEra Energy, Inc., CVT, 5.599%	5,000	249,875
NextEra Energy, Inc., CVT, 5.889%	12,600	630,756

		880,631

Insurance — 0.1%
MetLife, Inc., CVT, 5.000%	74,075	3,294,115

Iron/Steel — 0.1%
Vale SA (Brazil), ADR (PRFC)(a)	226,865	4,605,359

Metals & Mining
AngloGold Ashanti Holdings Finance PLC (United Kingdom), 6.000%	31,300	1,169,681

PREFERRED STOCKS (continued)	Shares	Value (Note 2)

Mortgage Finance
Federal Home Loan Mortgage Corporation, Series Z, 8.375%*(c)	204,025	$369,795
Federal National Mortgage Association, CVT, 5.375%*	75	279,375
Federal National Mortgage Association, Series Q, 6.750%*	65,850	16,463
Federal National Mortgage Association, Series R, 7.625%*	105,350	155,128
Federal National Mortgage Association, Series S, 8.250%*(c)	112,125	191,902

		1,012,663

Oil & Gas — 0.2%
Apache Corp., Series D, CVT, 6.000%	10,000	457,000
Chesapeake Energy Corp., CVT, 144A, 5.750%	5,000	4,453,125
SAN Energy, Series A, CVT, 144A, 4.875% .	10,000	495,000

		5,405,125

Real Estate Investment Trusts
FelCor Lodging Trust, Inc., Series A, CVT, 1.950%	52,675	1,277,895

TOTAL PREFERRED STOCKS (cost $49,127,088)		49,955,014

	Units
WARRANTS* — 0.1%
Automobile Manufacturers
General Motors Co., expiring 07/10/16	17,000	331,500
General Motors Co., expiring 07/10/19	17,000	212,330

		543,830

Electric
Dynegy, Inc., expiring 10/02/17	36,800	46,368

Media — 0.1%
Tribune Co., expiring 12/31/32	66,047	2,995,892

TOTAL WARRANTS (cost $3,492,850)		3,586,090

Interest Rates	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#
BANK LOANS(c) — 1.3%
Automobile Manufacturers
Navistar, Inc.
Tranche Term Loan B
7.000%	08/15/17	Ba2	$400	401,333

Electric — 0.7%
Texas Competitive Electric Holdings Co. LLC
2014 Term Loan (Non-Extending)
3.746%	10/10/14	Caa1	22,500	16,924,275
2017 Term Loan (Extending)
4.746%	10/10/17	Caa1	13,500	8,967,915

				25,892,190

SEE NOTES TO FINANCIAL STATEMENTS.

A101

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rates	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

BANK LOANS(c) (continued)
Media — 0.2%
Clear Channel Communications, Inc.
Term Loan
3.866%	01/29/16	Caa1	$10,772	$8,913,830

Oil & Gas — 0.3%
Chesapeake Energy Corp.
Term Loan
5.750%	12/02/17	Caa1	10,000	10,006,940

Semiconductors — 0.1%
Freescale Semiconductor, Inc.
Term Loan
4.464%	12/01/16	Ba2	5,000	4,900,000

TOTAL BANK LOANS (cost $49,567,028)				50,114,293

CONVERTIBLE BONDS — 0.2%
Banks
Barclays Bank PLC (United Kingdom),
Sr. Unsec’d. Notes
12.500%	01/24/14	NR	300	2,964,300
Credit Suisse (Switzerland),
Sr. Unsec’d. Notes
9.000%	10/18/13	NR	250	3,145,000
JPMorgan Chase & Co.,
Sr. Unsec’d. Notes
7.500%	11/15/13	NR	50	2,136,500

TOTAL CONVERTIBLE BONDS (cost $8,160,500)				8,245,800

CORPORATE BONDS — 7.4%
Advertising — 0.1%
Visant Corp.,
Gtd. Notes
10.000%	10/01/17	Caa2	3,619	3,248,053

Airlines — 0.2%
American Airlines 2011-2 Class A Pass-Through Trust,
Pass-Through Certificates
8.625%	10/15/21	Baa3	840	871,020
American Airlines Pass-Through Trust 2009-1A,
Pass-Through Certificates
10.375%	07/02/19	Baa3	202	213,687
American Airlines, Inc.,
Sr. Sec’d. Notes
13.000%	08/01/16	B(d)	81	85,755
Sr. Sec’d. Notes, 144A(i)
7.500%	03/15/16	NR	7,352	7,921,780

				9,092,242

Automobile Manufacturers — 0.3%
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.000%	06/15/19(a)	B2	300	327,000
Navistar International Corp.,
Gtd. Notes
8.250%	11/01/21(a)	B3	1,800	1,737,000

Interest Rates	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Automobile Manufacturers (continued)
Volkswagen International Finance NV (Netherlands),
Gtd. Notes, 144A
5.500%	11/09/15	BBB(d)	EUR	7,500	$10,833,916

					12,897,916

Beverages
Innovation Ventures LLC/Innovation Ventures Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	08/15/19	B2		$500	470,000

Building Materials — 0.3%
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A
9.375%	10/12/22(a)	B-(d)		3,600	4,050,000
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A
9.000%	01/11/18	B-(d)		641	693,883
9.500%	06/15/18(a)	B-(d)		5,000	5,637,853

					10,381,736

Chemicals
INEOS Group Holdings SA (Luxembourg),
Sec’d. Notes, 144A
7.875%	02/15/16	Caa1	EUR	546	714,571

Coal — 0.6%
Alpha Natural Resources, Inc.,
Gtd. Notes
6.250%	06/01/21	B2		200	183,000
Arch Coal, Inc.,
Gtd. Notes
7.250%	06/15/21(a)	B3		5,400	4,981,500
8.750%	08/01/16(a)	B3		5,000	5,200,000
Peabody Energy Corp.,
Gtd. Notes
6.000%	11/15/18(a)	Ba1		5,000	5,312,500
6.250%	11/15/21(a)	Ba1		500	531,250
Walter Energy, Inc.,
Gtd. Notes, 144A
9.875%	12/15/20	B3		5,000	5,575,000

					21,783,250

Commercial Services — 0.2%
HDTFS, Inc.,
Gtd. Notes, 144A
5.875%	10/15/20(a)	B2		1,400	1,463,000
Hertz Corp. (The),
Gtd. Notes
6.750%	04/15/19(a)	B2		200	218,250
Jaguar Holding Co. I,
Sr. Unsec’d. Notes, PIK, 144A
9.375%	10/15/17	Caa1		3,000	3,150,000
Laureate Education, Inc.,
Gtd. Notes, 144A
9.250%	09/01/19(a)	Caa1		2,500	2,612,500

					7,443,750

SEE NOTES TO FINANCIAL STATEMENTS.

A102

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rates	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Computer Services & Software
First Data Corp.,
Sr. Sec’d. Notes, 144A
7.375%	06/15/19(a)	B1	$500	$517,500

Consumer Products — 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
8.250%	02/15/21(a)	Caa2	637	646,555
Sr. Sec’d. Notes, 144A
5.750%	10/15/20	B1	5,500	5,678,750

				6,325,305

Diversified Financial Services — 0.1%
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
6.000%	11/15/17	B2	3,000	3,067,500

Electric — 0.8%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sec’d. Notes
11.000%	10/01/21	CCC-(d)	2,000	2,160,000
Sec’d. Notes, 144A
11.750%	03/01/22	Caa3	5,700	6,327,000
InterGen NV (Netherlands),
Sr. Sec’d. Notes, 144A
9.000%	06/30/17	Ba3	5,000	4,475,000
Sanmina Corp,
Gtd. Notes, 144A
7.000%	05/15/19	B2	5,000	5,100,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.,
Sr. Sec’d. Notes, 144A
11.500%	10/01/20(a)	Caa1	15,790	12,355,676

				30,417,676

Entertainment
Cumulus Media Holdings, Inc.,
Gtd. Notes
7.750%	05/01/19(a)	B3	725	712,313

Foods — 0.2%
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19(a)	B3	500	521,250
JBS USA LLC/JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
7.250%	06/01/21	B1	700	701,750
8.250%	02/01/20(a)	B1	150	159,000
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
6.625%	08/15/22(a)	B1	200	221,000
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
8.000%	05/01/16(a)	Caa1	350	333,375
US Foods, Inc.,
Sr. Unsec’d. Notes, 144A
8.500%	06/30/19(a)	Caa2	5,000	5,100,000

				7,036,375

Interest Rates	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Gas — 0.1%
Sabine Pass LNG LP,
Sr. Sec’d. Notes, 144A
6.500%	11/01/20	B1	$2,500	$2,543,750

Healthcare Products — 0.2%
Alere, Inc.,
Gtd. Notes, 144A
7.250%	07/01/18(a)	B3	6,300	6,315,750

Healthcare Services — 0.5%
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	B3	7,300	7,482,500
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23(a)	B3	5,000	5,175,000
7.500%	02/15/22	B3	200	229,000
Sr. Sec’d. Notes
6.500%	02/15/20(a)	Ba3	200	225,000
Tenet Healthcare Corp.,
Sr. Unsec’d. Notes, 144A
6.750%	02/01/20	Caa1	5,000	5,150,000

				18,261,500

Holding Companies — Diversified
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.375%	10/01/17	Ba3	500	513,750

Home Builders
KB Home,
Gtd. Notes
8.000%	03/15/20	B2	200	227,000

Investment Companies — 0.1%
Nuveen Investments, Inc.,
Sr. Unsec’d. Notes, 144A
9.125%	10/15/17	Caa2	3,000	2,947,500
9.500%	10/15/20	Caa2	500	497,500

				3,445,000

Iron/Steel — 0.1%
Edgen Murray Corp.,
Sr. Sec’d. Notes, 144A
8.750%	11/01/20	Caa1	4,000	4,040,000

Lodging — 0.3%
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
8.500%	02/15/20	B2	5,200	5,161,000
Sr. Sec’d. Notes, 144A
9.000%	02/15/20	B2	500	500,000
Caesars Operating Escrow LLC/Caesars Escrow Corp.,
Sr. Sec’d. Notes, 144A
9.000%	02/15/20(a)	B2	4,800	4,800,000
MGM Resorts International,
Gtd. Notes
7.750%	03/15/22(a)	B3	200	214,000
Gtd. Notes, 144A
6.750%	10/01/20(a)	B3	200	204,250

				10,879,250

SEE NOTES TO FINANCIAL STATEMENTS.

A103

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rates	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media — 0.5%
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes
9.000%	03/01/21(a)	Caa1	$6,500	$5,801,250
Sr. Sec’d. Notes, 144A
9.000%	12/15/19(a)	Caa1	15,022	13,745,130

				19,546,380

Metals & Mining — 0.2%
FMG Resources August 2006 Pty Ltd. (Australia),
Gtd. Notes, 144A
6.875%	02/01/18(a)	B1	5,400	5,575,500
7.000%	11/01/15	B1	500	525,000
Inmet Mining Corp. (Canada),
Gtd. Notes, 144A
7.500%	06/01/21(a)	B1	2,700	2,801,250
8.750%	06/01/20	B1	200	218,500
Molycorp, Inc.,
Sr. Sec’d. Notes, 144A
10.000%	06/01/20	B3	200	186,000

				9,306,250

Oil & Gas — 0.9%
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22	B1	5,200	5,356,000
Chesapeake Energy Corp.,
Gtd. Notes
6.775%	03/15/19	Ba3	550	550,687
Halcon Resources Corp.,
Gtd. Notes, 144A
9.750%	07/15/20	B3	500	540,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC,
Gtd. Notes, 144A
10.750%	10/01/20	Caa1	500	531,250
Offshore Group Investment Ltd. (Cayman Islands),
Sr. Sec’d. Notes, 144A
7.500%	11/01/19(a)	B3	9,000	9,090,000
Plains Exploration & Production Co.,
Gtd. Notes
6.500%	11/15/20	B1	5,000	5,537,500
6.875%	02/15/23(a)	B1	5,000	5,712,500
Samson Investment Co.,
Sr. Unsec’d. Notes, 144A
9.750%	02/15/20(a)	B3	5,000	5,287,500
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	02/15/23	B2	700	749,000
8.125%	10/15/22	B2	200	219,000

				33,573,437

Interest Rates	Maturity Date		Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Real Estate — 0.1%
Realogy Group LLC,
Gtd. Notes
11.500%	04/15/17		Caa2		$5,000	$5,412,500

Semiconductors — 0.1%
Freescale Semiconductor, Inc.,
Gtd. Notes
8.050%	02/01/20	(a)	Caa1		6,036	6,005,820

Software — 0.6%
First Data Corp.,
Gtd. Notes
12.625%	01/15/21		Caa1		11,100	11,682,750
Sec’d. Notes, 144A
8.250%	01/15/21	(a)	Caa1		11,050	11,050,000

						22,732,750

Storage/Warehousing — 0.3%
Algeco Scotsman Global Finance PLC (United Kingdom),
Gtd. Notes, 144A
10.750%	10/15/19		B3		5,000	4,925,000
Sr. Sec’d. Notes, 144A
8.500%	10/15/18		B1		4,900	5,071,500

						9,996,500

Telecommunications — 0.3%
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21		B2		6,500	4,923,750
Sprint Nextel Corp.,
Sr. Unsec’d. Notes
6.000%	12/01/16	(a)	B3		200	217,500
7.000%	08/15/20		B3		1,500	1,638,750
Wind Acquisition Finance SA (Luxembourg),
Sec’d. Notes, 144A
11.750%	07/15/17		B3		3,149	3,298,577
Sr. Sec’d. Notes, 144A
7.375%	02/15/18		Ba3	EUR	100	133,976

						10,212,553

Transportation — 0.1%
CEVA Group PLC (United Kingdom),
Sec’d. Notes, 144A
11.500%	04/01/18		Caa2		350	292,250
Sr. Sec’d. Notes, 144A
8.375%	12/01/17		B1		325	320,125
CHC Helicopter SA (Luxembourg),
Sr. Sec’d. Notes
9.250%	10/15/20	(a)	B2		5,000	5,262,500

						5,874,875

TOTAL CORPORATE BONDS
(cost $273,789,723)						282,995,252

TOTAL LONG-TERM INVESTMENTS
(cost $3,236,658,318)						3,272,334,501

SEE NOTES TO FINANCIAL STATEMENTS.

A104

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

		Shares	Value (Note 2)
SHORT-TERM INVESTMENTS — 20.8%
AFFILIATED MONEY MARKET MUTUAL FUND — 16.2%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $620,886,787; includes $163,946,916 of cash collateral for securities on loan)(b)(w)(Note 4)		620,886,787	$620,886,787

Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(n) — 4.6%
U.S. Treasury Bills
0.010%	01/03/13	$4,200	4,199,998
0.020%	01/03/13	6,400	6,399,993
0.046%	03/21/13	5,800	5,799,559
0.050%	03/21/13	5,700	5,699,567
0.070%	03/28/13	59,750	59,745,041
0.080%	01/03/13	10,000	9,999,979
0.085%	06/13/13-06/27/13	14,700	14,692,672
0.087%	03/07/13	1,500	1,499,913
0.096%	01/17/13	5,700	5,699,893
0.120%	05/30/13	2,000	1,999,158
0.130%	03/14/13	2,000	1,999,862
0.135%	02/28/13-05/09/13	12,500	12,497,800
0.135%	03/28/13(k)	350	349,971
0.150%	04/11/13	15,000	14,997,315
0.161%	04/18/13	3,000	2,999,382
0.180%	04/04/13	3,700	3,699,408
0.185%	05/02/13	25,000	24,992,925

TOTAL U.S. TREASURY OBLIGATIONS (cost $177,252,685)			177,272,436

TOTAL SHORT-TERM INVESTMENTS (cost $798,139,472)			798,159,223
TOTAL INVESTMENTS — 105.9% (cost $4,034,797,790)			4,070,493,724
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.9)%			(225,427,544)

NET ASSETS — 100.0%			$3,845,066,180

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
NR	Not Rated by Moody’s or Standard & Poor’s
NYSE	New York Stock Exchange
PIK	Payment-in-Kind
PRFC	Preference Shares
QMTF	Multilateral Trading Facility
TMX	Toronto Stock Exchange
XHKG	Hong Kong Stock Exchange
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $160,986,345; cash collateral of $163,946,916 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
289	Euro STOXX 50	Mar. 2013	$9,986,827	$9,975,383	$(11,444)
116	FTSE 100 Index.	Mar. 2013	11,095,274	11,019,802	(75,472)
482	S&P 500 E-Mini	Mar. 2013	34,349,101	34,224,410	(124,691)
64	TOPIX Index	Mar. 2013	5,850,753	6,364,172	513,419

					$301,812

SEE NOTES TO FINANCIAL STATEMENTS.

A105

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	1,760	$2,791,378	$2,858,605	$67,227
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	1,260	2,007,482	2,046,501	39,019
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	844	1,360,592	1,370,003	9,411
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	249	394,787	404,828	10,041
Expiring 02/19/13	Deutsche Bank	GBP	1,336	2,151,432	2,169,941	18,509
Euro,
Expiring 01/17/13	Bank of America	EUR	875	1,141,315	1,155,405	14,090
Expiring 01/17/13	Bank of America	EUR	362	470,042	478,279	8,237
Expiring 01/17/13	Bank of America	EUR	184	237,410	242,763	5,353
Expiring 01/17/13	Barclays Capital Group	EUR	428	553,212	564,645	11,433
Expiring 01/17/13	Barclays Capital Group	EUR	342	440,781	451,413	10,632
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	343	445,615	452,890	7,275
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	326	423,148	430,264	7,116
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	191	245,820	251,813	5,993
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	88	113,610	115,557	1,947
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	82	104,930	107,742	2,812
Expiring 01/17/13	Deutsche Bank	EUR	719	932,134	949,104	16,970
Expiring 01/17/13	Deutsche Bank	EUR	18	22,491	23,054	563
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	376	487,773	496,198	8,425
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	213	273,897	280,820	6,923
Expiring 04/16/13	Bank of America	EUR	873	1,113,231	1,152,819	39,588
Expiring 04/16/13	Bank of America	EUR	676	863,818	893,131	29,313
Expiring 04/16/13	Bank of America	EUR	120	152,871	158,547	5,676
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	1,500	1,926,345	1,981,847	55,502
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	962	1,231,136	1,270,366	39,230
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	687	874,624	907,601	32,977
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	644	823,904	851,114	27,210
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	388	504,305	512,774	8,469
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	190	243,315	250,520	7,205
Expiring 04/16/13	Deutsche Bank	EUR	760	986,860	1,004,136	17,276
Expiring 04/16/13	Hong Kong & Shanghai Bank	EUR	807	1,033,151	1,066,243	33,092
Expiring 04/16/13	Hong Kong & Shanghai Bank	EUR	40	50,871	52,849	1,978
Expiring 04/16/13	State Street Bank	EUR	250	319,700	330,308	10,608
Expiring 04/16/13	State Street Bank	EUR	209	271,539	276,137	4,598
Expiring 04/16/13	State Street Bank	EUR	127	165,537	167,961	2,424
Japanese Yen,
Expiring 04/22/13	Bank of America	JPY	14,562	176,968	168,240	(8,728)
Expiring 04/22/13	Bank of America	JPY	5,303	64,472	61,262	(3,210)
Expiring 04/22/13	Bank of America	JPY	1,800	21,944	20,797	(1,147)
Expiring 04/22/13	Credit Suisse First Boston Corp.	JPY	4,848	58,834	56,011	(2,823)
Expiring 04/22/13	Deutsche Bank	JPY	7,121	89,815	82,266	(7,549)
Expiring 04/22/13	Deutsche Bank	JPY	3,300	38,592	38,126	(466)
Expiring 04/22/13	Hong Kong & Shanghai Bank	JPY	5,454	68,527	63,012	(5,515)
Swiss Franc,
Expiring 02/11/13	Credit Suisse First Boston Corp.	CHF	3	3,486	3,567	81

				$25,681,694	$26,219,459	$537,765

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 02/19/13	Bank of America	GBP	1,587	$2,553,826	$2,577,316	$(23,490)
Expiring 02/19/13	Bank of America	GBP	326	522,568	529,295	(6,727)
Expiring 02/19/13	Bank of America	GBP	254	407,558	411,681	(4,123)
Expiring 02/19/13	Bank of America	GBP	157	252,527	255,263	(2,736)
Expiring 02/19/13	Bank of America	GBP	120	195,060	194,905	155

SEE NOTES TO FINANCIAL STATEMENTS.

A106

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound (continued)
Expiring 02/19/13	Bank of America	GBP	106	$166,545	$172,725	$(6,180)
Expiring 02/19/13	Bank of America	GBP	55	87,205	89,331	(2,126)
Expiring 02/19/13	Barclays Capital Group	GBP	94	147,789	152,189	(4,400)
Expiring 02/19/13	Barclays Capital Group	GBP	57	88,562	91,748	(3,186)
Expiring 02/19/13	Barclays Capital Group	GBP	21	33,438	34,779	(1,341)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	5,900	9,562,639	9,582,822	(20,183)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	2,553	4,131,875	4,146,432	(14,557)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	1,507	2,427,339	2,448,317	(20,978)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	1,126	1,799,439	1,829,419	(29,980)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	784	1,266,711	1,273,861	(7,150)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	374	600,010	607,732	(7,722)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	325	522,968	527,796	(4,828)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	163	261,284	264,647	(3,363)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	136	213,484	221,217	(7,733)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	91	142,915	147,965	(5,050)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	60	94,912	97,453	(2,541)
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	21	33,445	34,779	(1,334)
Expiring 02/19/13	Deutsche Bank	GBP	5,000	8,105,626	8,121,036	(15,410)
Expiring 02/19/13	Deutsche Bank	GBP	198	317,570	322,214	(4,644)
Expiring 02/19/13	Deutsche Bank	GBP	100	157,775	162,420	(4,645)
Expiring 02/19/13	Deutsche Bank	GBP	98	157,820	159,009	(1,189)
Expiring 02/19/13	Hong Kong & Shanghai Bank	GBP	3,600	5,835,888	5,847,146	(11,258)
Expiring 02/19/13	Hong Kong & Shanghai Bank	GBP	2,418	3,789,440	3,926,529	(137,089)
Expiring 02/19/13	Hong Kong & Shanghai Bank	GBP	84	132,017	135,610	(3,593)
Expiring 02/19/13	Hong Kong & Shanghai Bank	GBP	42	66,021	68,294	(2,273)
Expiring 02/19/13	Hong Kong & Shanghai Bank	GBP	28	44,315	45,873	(1,558)
Expiring 02/19/13	State Street Bank	GBP	78	124,548	127,013	(2,465)
Expiring 02/19/13	State Street Bank	GBP	70	113,709	113,694	15
Expiring 04/19/13	Credit Suisse First Boston Corp.	GBP	10,000	16,203,802	16,238,677	(34,875)
Expiring 04/19/13	Credit Suisse First Boston Corp.	GBP	769	1,240,069	1,248,037	(7,968)
Expiring 04/19/13	Deutsche Bank	GBP	5,000	8,103,650	8,119,338	(15,688)
Expiring 04/19/13	Deutsche Bank	GBP	1,497	2,417,475	2,430,373	(12,898)
Expiring 04/19/13	Hong Kong & Shanghai Bank	GBP	3,200	5,186,081	5,196,377	(10,296)
Expiring 05/21/13	Credit Suisse First Boston Corp.	GBP	17,781	28,253,737	28,870,263	(616,526)
Euro,
Expiring 01/17/13	Bank of America	EUR	492	642,317	650,081	(7,764)
Expiring 01/17/13	Bank of America	EUR	70	87,989	92,411	(4,422)
Expiring 01/17/13	Bank of America	EUR	58	71,829	76,569	(4,740)
Expiring 01/17/13	Bank of America	EUR	56	68,444	73,308	(4,864)
Expiring 01/17/13	Bank of America	EUR	8	10,202	10,936	(734)
Expiring 01/17/13	Bank of America	EUR	7	9,609	9,779	(170)
Expiring 01/17/13	Bank of America	EUR	7	8,675	9,244	(569)
Expiring 01/17/13	Bank of America	EUR	6	7,903	8,078	(175)
Expiring 01/17/13	Bank of America	EUR	2	3,031	3,138	(107)
Expiring 01/17/13	Barclays Capital Group	EUR	70	86,618	92,411	(5,793)
Expiring 01/17/13	Barclays Capital Group	EUR	15	19,082	19,188	(106)
Expiring 01/17/13	Barclays Capital Group	EUR	7	8,680	9,244	(564)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	107	132,120	141,256	(9,136)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	91	111,646	119,738	(8,092)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	88	107,573	115,589	(8,016)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	80	100,241	105,696	(5,455)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	80	98,802	105,612	(6,810)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	79	99,063	104,284	(5,221)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	73	89,913	96,315	(6,402)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	70	91,587	92,411	(824)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	52	64,454	68,904	(4,450)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	50	61,434	65,585	(4,151)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	44	54,615	58,462	(3,847)

SEE NOTES TO FINANCIAL STATEMENTS.

A107

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	28	$34,209	$36,654	$(2,445)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	19	23,047	24,690	(1,643)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	11	14,403	14,672	(269)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	6	7,903	8,078	(175)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	5	6,576	7,008	(432)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	2	2,219	2,359	(140)
Expiring 01/17/13	Credit Suisse First Boston Corp.	EUR	2	1,811	1,943	(132)
Expiring 01/17/13	Deutsche Bank	EUR	145	187,368	191,624	(4,256)
Expiring 01/17/13	Deutsche Bank	EUR	128	161,146	168,893	(7,747)
Expiring 01/17/13	Deutsche Bank	EUR	94	121,441	124,123	(2,682)
Expiring 01/17/13	Deutsche Bank	EUR	89	113,160	116,810	(3,650)
Expiring 01/17/13	Deutsche Bank	EUR	81	100,052	106,961	(6,909)
Expiring 01/17/13	Deutsche Bank	EUR	70	88,368	92,411	(4,043)
Expiring 01/17/13	Deutsche Bank	EUR	55	69,068	72,915	(3,847)
Expiring 01/17/13	Deutsche Bank	EUR	50	61,772	66,159	(4,387)
Expiring 01/17/13	Deutsche Bank	EUR	48	59,874	63,367	(3,493)
Expiring 01/17/13	Deutsche Bank	EUR	40	50,125	52,325	(2,200)
Expiring 01/17/13	Deutsche Bank	EUR	10	12,734	12,791	(57)
Expiring 01/17/13	Deutsche Bank	EUR	6	7,583	7,844	(261)
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	1,672	2,050,521	2,207,395	(156,874)
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	72	88,504	94,853	(6,349)
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	50	62,441	66,008	(3,567)
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	20	24,181	26,018	(1,837)
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	18	21,800	23,443	(1,643)
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	15	18,918	20,158	(1,240)
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	11	13,546	14,745	(1,199)
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	8	10,144	10,460	(316)
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	3	3,291	3,505	(214)
Expiring 01/17/13	Hong Kong & Shanghai Bank	EUR	2	2,602	2,681	(79)
Expiring 01/17/13	Standard Chartered PLC	EUR	8	9,753	10,346	(593)
Expiring 01/17/13	State Street Bank	EUR	167	210,145	220,466	(10,321)
Expiring 04/16/13	Bank of America	EUR	567	733,921	748,617	(14,696)
Expiring 04/16/13	Barclays Capital Group	EUR	16,400	21,223,847	21,668,192	(444,345)
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	16,400	21,224,880	21,668,192	(443,312)
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	847	1,097,084	1,119,220	(22,136)
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	561	730,044	740,924	(10,880)
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	466	610,212	615,087	(4,875)
Expiring 04/16/13	Credit Suisse First Boston Corp.	EUR	180	233,191	237,822	(4,631)
Expiring 04/16/13	Deutsche Bank	EUR	16,400	21,224,553	21,668,192	(443,639)
Expiring 04/16/13	Deutsche Bank	EUR	639	833,111	844,456	(11,345)
Japanese Yen,
Expiring 04/22/13	Deutsche Bank	JPY	8,900	103,453	102,824	629
Expiring 04/22/13	Hong Kong & Shanghai Bank	JPY	161,348	2,038,889	1,864,104	174,785
Expiring 04/22/13	Hong Kong & Shanghai Bank	JPY	11,060	136,381	127,774	8,607
Swiss Franc,
Expiring 02/11/13	Bank of America	CHF	124	132,509	135,439	(2,930)
Expiring 02/11/13	Bank of America	CHF	7	7,327	7,441	(114)
Expiring 02/11/13	Bank of America	CHF	6	6,767	7,003	(236)
Expiring 02/11/13	Credit Suisse First Boston Corp.	CHF	6	6,927	7,003	(76)
Expiring 02/11/13	Credit Suisse First Boston Corp.	CHF	3	3,085	3,171	(86)
Expiring 02/11/13	Credit Suisse First Boston Corp.	CHF	1	994	1,008	(14)
Expiring 02/11/13	Deutsche Bank	CHF	2	2,592	2,673	(81)
Expiring 02/11/13	Hong Kong & Shanghai Bank	CHF	4	4,475	4,528	(53)

				$181,790,416	$184,397,189	$(2,606,773)

SEE NOTES TO FINANCIAL STATEMENTS.

A108

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,931,267,949	$946,170,103	$—
Preferred Stocks	49,955,014	—	—
Warrants	590,198	2,995,892	—
Bank Loans	—	50,114,293	—
Convertible Bonds	—	8,245,800	—
Corporate Bonds	—	282,995,252	—
U.S. Treasury Obligations	—	177,272,436	—
Affiliated Money Market Mutual Fund	620,886,787	—	—
Other Financial Instruments*
Futures	301,812	—	—
Forward Foreign Currency Contracts	—	(2,069,008)	—

Total	$2,603,001,760	$1,465,724,768	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (4.3% represents investments purchased with collateral from securities on loan)	16.2%
Oil & Gas	10.3
Banks	9.5
Pharmaceuticals	6.8
Telecommunications	5.7
Electric	5.6
Media	5.3
Insurance	5.0
U.S. Treasury Obligations	4.6
Retail	2.6
Software	2.3
Agriculture	2.2
Chemicals	2.2
Automobile Manufacturers	2.1
Foods	1.9
Oil & Gas Services	1.6
Healthcare Products	1.5
Airlines	1.4
Healthcare Services	1.3
Beverages	1.1
Semiconductors	1.1
Coal	1.1
Diversified Financial Services	1.0
Electronics	1.0
Miscellaneous Manufacturers	1.0
Building Materials	1.0

Transportation	0.9%
Computers	0.9
Forest Products & Paper	0.9
Metals & Mining	0.8
Commercial Services	0.7
Internet	0.6
Biotechnology	0.6
Iron/Steel	0.5
Auto Parts & Equipment	0.5
Diversified Machinery	0.4
Gas	0.4
Aerospace & Defense	0.4
Office Equipment & Supplies	0.3
Lodging	0.3
Environmental Control	0.3
Storage/Warehousing	0.3
Toys/Games/Hobbies	0.2
Hand/Machine Tools	0.2
Cosmetics/Personal Care	0.2
Shipbuilding	0.2
Pipelines	0.2
Consumer Products	0.2
Real Estate Investment Trusts	0.1
Real Estate	0.1
Investment Companies	0.1
Advertising	0.1
Machinery	0.1

105.9
Liabilities in excess of other assets	(5.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A109

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary type of risks associated with these derivative instruments are equity risk and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$751,394		Unrealized depreciation on foreign currency forward contracts	$2,820,402
Equity contracts	Unaffiliated investments	3,586,090		—	—
Equity contracts	Due from broker-variation margin	513,419	*	Due from broker-variation margin	211,607	*

Total		$4,850,903			$3,032,009

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for April 30, 2012* through December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Futures	Written Options	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$—	$—	$680,540	$680,540
Equity contracts	235	(247,939)	121,615	151,768	—	25,679

Total	$235	$(247,939)	$121,615	$151,768	$680,540	$706,219

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants	Futures	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$(2,069,008)	$(2,069,008)
Equity contracts	93,240	301,812	—	395,052
Total	$93,240	$301,812	$(2,069,008)	$(1,673,956)

For April 30, 2012* through December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$41,713,187	$8,700,313	$116,445,469

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A110

AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $160,986,345:
Unaffiliated investments (cost $3,413,911,003)	$3,449,606,937
Affiliated investments (cost $620,886,787)	620,886,787
Foreign currency, at value (cost $3,102,848)	3,103,052
Deposit with broker	506
Dividends and interest receivable	10,349,475
Receivable for fund share sold	9,367,116
Receivable for investments sold	3,806,507
Due from broker-variation margin	789,001
Unrealized appreciation on foreign currency forward contracts	751,394
Tax reclaim receivable	157,076
Prepaid expenses	784

Total Assets	4,098,818,635

LIABILITIES:
Payable to broker for collateral for securities on loan	163,946,916
Payable for investments purchased	83,973,137
Unrealized depreciation on foreign currency forward contracts	2,820,402
Advisory fees payable	1,698,418
Due to broker	911,922
Accrued expenses and other liabilities	367,002
Shareholder servicing fees payable	33,753
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	427

Total Liabilities	253,752,455

NET ASSETS	$3,845,066,180

Net assets were comprised of:
Paid-in capital	$3,790,484,746
Retained earnings	54,581,434

Net assets, December 31, 2012	$3,845,066,180

Net asset value and redemption price per share, $3,845,066,180 / 353,656,707 outstanding shares of beneficial interest	$10.87

STATEMENT OF OPERATIONS

For the Period April 30, 2012* through December 31, 2012

INCOME
Unaffiliated dividend income (net of $407,069 foreign withholding tax)	$19,393,517
Interest income	5,484,895
Affiliated dividend income	330,018
Affiliated income from securities lending, net	96,185

25,304,615

EXPENSES
Advisory fees	10,058,898
Shareholder servicing fees and expenses	1,058,832
Custodian and accounting fees	443,000
Audit fee	53,000
Legal fees and expenses	12,000
Shareholders’ reports	9,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,200) (Note 4)	7,000
Commitment fee on syndicated credit agreement	4,000
Insurance expenses	1,000
Miscellaneous	14,198

Total expenses	11,668,928

Less: shareholder servicing fee waiver	(299,188)

Net Expenses	11,369,740

NET INVESTMENT INCOME	13,934,875

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	5,762,643
Futures transactions	121,615
Options written transactions	151,768
Foreign currency transactions	656,078

6,692,104

Net change in unrealized appreciation (depreciation) on:
Investments	35,695,934
Futures	301,812
Foreign currencies	(2,043,291)

33,954,455

NET GAIN ON INVESTMENTS	40,646,559

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,581,434

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2012* through December 31, 2012
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income.	$13,934,875
Net realized gain on investment and foreign currency transactions	6,692,104
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	33,954,455

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	54,581,434

FUND SHARE TRANSACTIONS:
Fund share sold [390,136,637 shares]	4,170,389,092
Fund share repurchased [36,479,930 shares]	(379,904,346)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	3,790,484,746

TOTAL INCREASE IN NET ASSETS	3,845,066,180
NET ASSETS:
Beginning of period	—

End of period	$3,845,066,180

*	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

A111

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value (Note 2)
LONG-TERM INVESTMENTS — 99.7%
AFFILIATED MUTUAL FUNDS — 91.6%
AST BlackRock Value Portfolio	4,723,225	$45,012,334
AST Federated Aggressive Growth Portfolio*	2,546,286	24,520,737
AST Goldman Sachs Concentrated Growth Portfolio	1,881,859	58,977,468
AST Goldman Sachs Large-Cap Value Portfolio	2,542,416	44,797,368
AST Goldman Sachs Mid-Cap Growth Portfolio	918,161	4,820,346
AST Goldman Sachs Small-Cap Value Portfolio	1,243,969	15,064,464
AST International Growth Portfolio	13,755,611	163,141,548
AST International Value Portfolio	9,329,946	143,307,967
AST Jennison Large-Cap Growth Portfolio*	.5,341,108	74,935,744
AST Jennison Large-Cap Value Portfolio	7,131,306	89,854,453
AST Large-Cap Value Portfolio	6,238,356	88,584,656
AST Lord Abbett Core Fixed-Income Portfolio	6,782,325	77,996,735
AST Marsico Capital Growth Portfolio	3,974,245	84,889,865
AST MFS Growth Portfolio*	7,890,951	88,141,920
AST MFS Large-Cap Value Portfolio	4,202,960	43,122,369
AST Mid-Cap Value Portfolio	1,101,507	14,771,205
AST Money Market Portfolio	603,527,656	603,527,656
AST Neuberger Berman Core Bond Portfolio	2,535,595	26,851,953
AST Neuberger Berman Mid-Cap Growth Portfolio*	269,860	6,587,281
AST PIMCO Total Return Bond Portfolio	11,798,037	147,711,429
AST Prudential Core Bond Portfolio	16,551,184	178,918,301
AST Small-Cap Growth Portfolio*	1,277,234	28,942,133
AST Small-Cap Value Portfolio	2,467,019	36,807,919
AST T. Rowe Price Equity Income Portfolio	13,863,156	131,699,986
AST T. Rowe Price Large-Cap Growth Portfolio*	5,269,176	75,401,915
AST Western Asset Core Plus Bond Portfolio	8,894,396	95,347,926

TOTAL AFFILIATED MUTUAL FUNDS (cost $2,276,242,621)(w)		2,393,735,678

EXCHANGE TRADED FUNDS — 8.1%
Consumer Staples Select Sector SPDR Fund(a)	473,072	16,477,098
Financial Select Sector SPDR Fund	691,215	11,335,926
Health Care Select Sector SPDR Fund	586,040	23,412,298
iShares Gold Trust*	85,252	1,387,050
iShares MSCI Emerging Markets Index Fund	996,110	44,177,479
PowerShares QQQ Trust	810,230	52,754,075
SPDR S&P 500 ETF Trust	432,821	61,685,649

TOTAL EXCHANGE TRADED FUNDS (cost $192,228,042)		211,229,575

TOTAL LONG-TERM INVESTMENTS (cost $2,468,470,663)		2,604,965,253

	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 0.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund(cost $9,863,640; includes $7,858,537 of cash collateral for securities on loan)(b)(w)(Note 4)	9,863,640	$9,863,640

TOTAL INVESTMENTS — 100.1% (cost $2,478,334,303)		2,614,828,893
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(1,611,792)

NET ASSETS — 100.0%		$2,613,217,101

The following abbreviations are used in the Portfolio descriptions:

ETF	Exchange Traded Fund
MSCI	Morgan Stanley Capital International
SPDR	Standard & Poor’s Depositary Receipts

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $7,765,250; cash collateral of $7,858,537 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as the manager/co-manager of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$2,403,599,318	$—	$—
Exchange Traded Funds	211,229,575	—	—

Total	$2,614,828,893	$—	$—

The investment allocation of Portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Investment Type

Money Market (0.3% represents investments purchased with collateral from securities on loan)	23.5%
Core Bonds	20.2
Large/Mid-Cap Growth	20.1
Large/Mid-Cap Value	12.5

Exchange Traded Funds	8.1
International Growth	6.2
International Value	5.5
Small-Cap Growth	2.0
Small-Cap Value	2.0

100.1
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A113

AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $7,765,250:
Affiliated investments (cost $2,286,106,261)	$2,403,599,318
Unaffiliated investments (cost $192,228,042)	211,229,575
Receivable for investments sold	12,815,833
Receivable for fund share sold	7,407,143
Dividends receivable.	843,403
Prepaid expenses	1,411

Total Assets	2,635,896,683

LIABILITIES:
Payable for investments purchased	14,442,588
Payable to broker for collateral for securities on loan	7,858,537
Advisory fees payable	294,352
Accrued expenses and other liabilities	83,518
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	109

Total Liabilities	22,679,582

NET ASSETS	$2,613,217,101

Net assets were comprised of:
Paid-in capital	$2,426,971,044
Retained earnings	186,246,057

Net assets, December 31, 2012	$2,613,217,101

Net asset value and redemption price per share, $2,613,217,101 / 246,650,344 outstanding shares of beneficial interest	$10.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Affiliated dividend income	$17,666,017
Unaffiliated dividend income	3,399,177
Affiliated income from securities lending, net	93,604

21,158,798

EXPENSES
Advisory fees	6,961,421
Custodian and accounting fees	149,000
Trustees’ fees	31,000
Audit fee	25,000
Loan interest expense (Note 7)	16,109
Legal fees and expenses	13,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	9,000
Shareholders’ reports.	8,000
Insurance expenses	3,000
Miscellaneous	11,246

Total expenses	7,236,776

Less: advisory fee waivers and/or expense reimbursement.	(1,820,476)

Net expenses.	5,416,300

NET INVESTMENT INCOME	15,742,498

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions (including affiliated $24,305,487)	26,556,309
Net capital gain distribution received (including affiliated $7,761,385)	7,761,385

34,317,694

Net change in unrealized appreciation (depreciation) on investments (including affiliated $131,560,071)	153,143,333

NET GAIN ON INVESTMENTS	187,461,027

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$203,203,525

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,742,498	$13,305,408
Net realized gain on investment transactions	34,317,694	57,627,758
Net change in unrealized appreciation (depreciation) on investments	153,143,333	(121,610,295)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	203,203,525	(50,677,129)

DISTRIBUTIONS	(71,034,512)	(97,901,397)

FUND SHARE TRANSACTIONS:
Fund share sold [97,895,264 and 110,896,510 shares, respectively]	1,013,776,405	1,122,511,122
Fund share issued in reinvestment of distributions [7,139,147 and 9,693,208 shares, respectively]	71,034,512	97,901,397
Fund share repurchased [41,254,743 and 95,649,216 shares, respectively]	(424,669,340)	(917,804,861)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	660,141,577	302,607,658

TOTAL INCREASE IN NET ASSETS	792,310,590	154,029,132
NET ASSETS:
Beginning of year	1,820,906,511	1,666,877,379

End of year	$2,613,217,101	$1,820,906,511

SEE NOTES TO FINANCIAL STATEMENTS.

A114

AST INVESTMENT GRADE BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 102.5% ASSET-BACKED SECURITIES — 2.1%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities — 1.6%
AIMCO (Cayman Islands), Series 2005-AA, Class A1B, 144A	Aaa	0.569%(c)	10/20/19	$2,458	$2,394,456
Apidos CDO (Cayman Islands), Series 2011-8A, Class A1, 144A	Aaa	1.830%(c)	10/17/21	2,500	2,506,672
ARES CLO Ltd. (Cayman Islands), Series 2005-10A, Class A3, 144A	Aaa	0.548%(c)	09/18/17	82	81,139
ARES Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Series 2005-2A, Class A2, 144A	Aaa	0.574%(c)	01/26/20	1,574	1,540,594
Bank of America Credit Card Trust, Series 2006-C5, Class C5	A3	0.609%(c)	01/15/16	5,000	5,000,910
Bank of America Credit Card Trust, Series 2008-C5, Class C5	A3	4.959%(c)	03/15/16	14,050	14,540,935
Bank One Issuance Trust, Series 2004-C2, Class C2	Baa2	1.009%(c)	02/15/17	3,000	3,006,342
Battalion CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1, 144A	AAA(d)	1.537%(c)	11/15/19	2,250	2,241,736
BlackRock Senior Income Series Corp. (Cayman Islands), Series 2005-2A, Class A1, 144A	Aaa	0.562%(c)	05/25/17	878	869,660
Cent CDO XI Ltd. (Cayman Islands), Series 2006-11A, Class A1, 144A	Aaa	0.575%(c)	04/25/19	2,279	2,227,530
Chase Credit Card Master Trust, Series 2003-4, Class C	Ba1	1.459%(c)	01/15/16	3,000	3,012,774
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	Baa2	0.681%(c)	03/24/17	5,500	5,458,266
Fraser Sullivan CLO Ltd., Series 2006-1A, Class B, 144A	Aa1	0.778%(c)	03/15/20	500	478,876
Fraser Sullivan CLO Ltd., Series 2011-6A, Class A1, 144A	Aaa	1.961%(c)	11/22/22	500	503,399
Gulf Stream - Sextant CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1A, 144A	Aaa	0.542%(c)	08/21/20	785	775,361
Gulf Stream Compass CLO Ltd. (Cayman Islands), Series 2004-1A, Class A, 144A	Aaa	0.700%(c)	07/15/16	7	6,899
Honda Auto Receivables Owner Trust, Series 2011-3, Class A2	Aaa	0.670%	04/21/14	6,148	6,153,886
Lafayette CLO Ltd. (Cayman Islands), Series 2012-1A, Class A, 144A	AAA(d)	1.750%(c)	09/06/22	1,630	1,628,920
Landmark CDO Ltd. (Cayman Islands), Series 2006-8A, Class A1, 144A	Aaa	0.561%(c)	10/19/20	484	474,395
LCM III LP (Cayman Islands), Series 3A, Class A, 144A	Aaa	0.571%(c)	06/01/17	1,582	1,557,444
Lightpoint CLO Ltd. (Cayman Islands), Series 2005-3A, 144A	Aaa	0.568%(c)	09/15/17	1,084	1,065,695
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	Aaa	2.003%(c)	05/18/23	1,850	1,855,472
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2	A3	1.109%(c)	11/15/16	1,500	1,505,858
MBNA Credit Card Master Note Trust, Series 2006-C1, Class C1	A3	0.629%(c)	07/15/15	24,700	24,700,074
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A2, 144A	Aaa	1.791%(c)	11/22/23	1,100	1,101,411
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class B, 144A	AA(d)	2.511%(c)	11/22/23	1,000	988,589
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	AA(d)	2.961%(c)	08/17/22	250	250,695

SEE NOTES TO FINANCIAL STATEMENTS.

A115

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities (continued)
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	AA(d)	3.084%(c)	10/20/23	$1,000	$1,016,702
Stanfield Azure CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1L, 144A	Aaa	0.572%(c)	05/27/20	2,295	2,241,516
Trimaran CLO Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	Aaa	0.563%(c)	11/01/18	1,700	1,677,903

					90,864,109

Residential Mortgage-Backed Securities — 0.5%
ACE Securities Corp., Series 2004-IN1, Class A1	Aa2	0.530%(c)	05/25/34	1,649	1,463,904
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1	A2	1.170%(c)	09/25/34	2,000	1,897,036
Argent Securities, Inc., Series 2003-W4, Class M1	A3	1.410%(c)	10/25/33	4,319	4,037,150
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class A2	Aaa	0.570%(c)	09/25/34	1,942	1,868,815
Citigroup Mortgage Loan Trust, Inc., Series 2004-OPT1, Class A2	Aa2	0.570%(c)	10/25/34	230	228,734
Countrywide Asset-Backed Certificates, Series 2004-6, Class 2A5	Aa3	0.600%(c)	11/25/34	835	797,412
Countrywide Asset-Backed Certificates, Series 2004-ECC2, Class M1	A1	1.110%(c)	12/25/34	2,424	2,342,248
GSAMP Trust, Series 2005-WMC1, Class A4	Aa1	0.590%(c)	09/25/35	394	393,490
HSBC Home Equity Loan Trust, Series 2005-3, Class M1	Aa1	0.631%(c)	01/20/35	1,329	1,285,283
MASTR Asset Backed Securities Trust, Series 2004-OPT2, Class A2	Aa1	0.560%(c)	09/25/34	759	699,795
MASTR Asset Backed Securities Trust, Series 2005-NC1, Class M1	Aa1	0.930%(c)	12/25/34	2,360	2,265,237
Morgan Stanley ABS Capital I, Series 2002-HE3, Class A2	Aa1	1.290%(c)	03/25/33	196	189,919
Morgan Stanley ABS Capital I, Series 2004-HE4, Class M1	B3	1.110%(c)	05/25/34	6,953	6,189,286
Morgan Stanley ABS Capital I, Series 2004-NC5, Class M1	Caa1	1.110%(c)	05/25/34	1,958	1,724,811
Option One Mortgage Loan Trust, Series 2003-3, Class A1	Baa1	0.790%(c)	06/25/33	1,295	1,161,439

					26,544,559

TOTAL ASSET-BACKED SECURITIES (cost $108,752,264)					117,408,668

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.1%
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A3	AAA(d)	5.395%	12/11/40	803	802,501
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A2	AAA(d)	5.426%	09/11/41	833	840,744
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2	AAA(d)	5.330%	01/12/45	140	139,891
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2	Aaa	3.061%	12/15/47	5,462	5,840,626
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class ASB	Aaa	5.738%(c)	03/15/49	1,350	1,418,466
Commercial Mortgage Pass-Through Certificates, Series 2007-C9, Class A2	Aaa	5.800%(c)	12/10/49	167	166,972
Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A2	Aaa	5.448%(c)	01/15/49	800	807,141

SEE NOTES TO FINANCIAL STATEMENTS.

A116

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Fannie Mae-ACES, Series 2012-M1, Class A2	AA+(d)	2.729%	10/25/21	$44,600	$46,820,054
Fannie Mae-ACES, Series 2012-M5, Class A2	AA+(d)	2.715%	02/25/22	15,000	15,688,620
FHLMC Multifamily Structured Pass Through Certificates, Series K004, Class A3	AA+(d)	4.241%	08/25/19	1,400	1,620,648
FHLMC Multifamily Structured Pass Through Certificates, Series K022, Class A2	AAA(d)	2.355%	07/25/22	16,850	17,026,335
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2	Aaa	5.417%	12/10/49	3,655	3,649,809
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A3	Aaa	5.867%(c)	07/10/38	693	692,602
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	14,072	14,522,666
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4	AAA(d)	5.553%	04/10/38	24,192	27,236,321
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4	Aaa	5.560%	11/10/39	5,265	6,072,856
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A5	Aaa	4.654%	01/12/37	5,016	5,085,108
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A3A1	Aaa	5.292%(c)	01/12/43	10,000	10,021,020
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A3A, 144A	Aaa	5.491%(c)	12/12/44	2,219	2,217,510
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3A	Aaa	5.388%	05/15/45	10,000	10,172,480
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2	Aaa	5.797%(c)	06/15/49	2,334	2,407,126
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A2	Aaa	5.262%	09/15/39	14	14,574
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A2	AAA(d)	5.588%	09/15/45	13	12,756
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	AA(d)	5.684%(c)	05/12/39	5,300	5,943,892
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4	Aaa	5.742%	08/12/43	10,500	12,160,165
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2	Aaa	5.500%	10/15/48	814	817,551
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4	Aaa	5.308%	11/15/48	13,360	15,363,132
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class APB	Aaa	5.294%	12/15/43	8,257	8,459,296
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4	Aaa	5.921%(c)	02/15/51	10,170	11,931,658

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $215,968,368)					227,952,520

CORPORATE BONDS — 43.6%
Aerospace & Defense — 0.2%
L-3 Communications Corp., Gtd. Notes	Baa3	4.750%	07/15/20	700	780,245
Lockheed Martin Corp., Sr. Unsec’d. Notes	Baa1	2.125%	09/15/16	3,540	3,667,783
Moog, Inc., Sr. Sub. Notes	Ba3	6.250%	01/15/15	2,080	2,081,664
Precision Castparts Corp., Sr. Unsec’d. Notes	A2	2.500%	01/15/23	3,440	3,462,044

					9,991,736

SEE NOTES TO FINANCIAL STATEMENTS.

A117

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Airlines — 0.1%
Continental Airlines, Inc., Series A, Pass-Through Certificates(a)	Baa2	4.750%	01/12/21	$248	$269,841
Continental Airlines, Inc., Series A, Pass-Through Certificates(a)	Baa2	5.983%	04/19/22	1,655	1,843,168
Delta Air Lines, Inc., Series 1A, Pass-Through Certificates	Baa2	6.200%	07/02/18	682	768,550

					2,881,559

Automotive — 0.5%
Daimler Finance North America LLC (Germany), Gtd. Notes, 144A	A3	2.625%	09/15/16	10,000	10,390,120
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	3.984%	06/15/16	4,025	4,273,850
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	4.207%	04/15/16	775	826,627
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	8.125%	01/15/20	9,150	11,724,600
Harley-Davidson Funding Corp., Gtd. Notes, MTN, 144A	Baa1	5.750%	12/15/14	500	546,043

					27,761,240

Banking — 14.5%
American Express Co., Sr. Unsec’d. Notes, 144A	A3	2.650%	12/02/22	24,035	23,939,293
Bank of America Corp., Sr. Unsec’d. Notes(a)	Baa2	5.625%	07/01/20	40,000	47,425,080
Bank of America Corp., Sr. Unsec’d. Notes(a)	Baa2	5.700%	01/24/22	40,955	49,250,394
Bank of America Corp., Sr. Unsec’d. Notes(h)	Baa2	6.000%	09/01/17	8,150	9,543,772
Bank of America Corp., Series L, Sr. Unsec’d. Notes, MTN	Baa2	5.650%	05/01/18	1,000	1,163,443
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes(a)(h)	Aa3	3.550%	09/23/21	10,000	10,895,560
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(a)	A2	5.125%	01/08/20	10,000	11,389,350
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(a)	A2	6.750%	05/22/19	3,250	3,969,014
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes(h)	A2	7.250%	02/01/18	23,500	29,446,510
Capital One Financial Corp., Sr. Unsec’d. Notes(a)	Baa1	4.750%	07/15/21	20,000	23,063,240
Capital One Financial Corp., Sr. Unsec’d. Notes	Baa1	7.375%	05/23/14	4,900	5,330,357
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.450%	01/10/17	10,000	11,078,000
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	4.500%	01/14/22	25,590	28,550,865
Citigroup, Inc., Sr. Unsec’d. Notes(a)(h)	Baa2	6.125%	05/15/18	4,750	5,692,452
Citigroup, Inc., Sr. Unsec’d. Notes	Baa2	8.500%	05/22/19	29,465	39,619,729
Credit Suisse (Switzerland), Sub. Notes	Baa2	6.000%	02/15/18	14,000	16,095,408
Discover Bank, Sub. Notes	Ba1	7.000%	04/15/20	1,665	2,067,424
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A3	5.750%	01/24/22	74,650	88,252,126
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A3	6.150%	04/01/18	5,500	6,461,224
HSBC Bank PLC (United Kingdom), Sr. Notes, 144A	Aa3	3.500%	06/28/15	2,220	2,354,756
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	4.000%	03/30/22	27,500	30,108,815
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	Aa3	4.875%	01/14/22	27,035	31,375,956
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	3.150%	07/05/16	14,143	14,983,801
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)(h)	A2	3.250%	09/23/22	36,200	37,278,072
JPMorgan Chase & Co., Sr. Unsec’d. Notes(h)	A2	4.250%	10/15/20	20,000	22,242,540
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)(h)	A2	4.350%	08/15/21	10,000	11,182,370
JPMorgan Chase & Co., Sr. Unsec’d. Notes	A2	4.625%	05/10/21	5,000	5,700,845

SEE NOTES TO FINANCIAL STATEMENTS.

A118

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
JPMorgan Chase & Co., Sr. Unsec’d. Notes(a)	A2	6.000%	01/15/18	$2,500	$2,992,968
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	A2	6.375%	01/21/21	6,750	8,316,250
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, MTN, 144A	A2	5.800%	01/13/20	1,000	1,170,283
Morgan Stanley, Sr. Unsec’d. Notes	Baa1	5.750%	01/25/21	3,850	4,396,835
Morgan Stanley, Sr. Unsec’d. Notes, MTN(a)	Baa1	6.625%	04/01/18	5,800	6,835,735
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN(h)	Baa1	5.450%	01/09/17	8,000	8,852,648
Morgan Stanley, Series G, Sr. Unsec’d. Notes, MTN(a)	Baa1	5.500%	07/28/21	36,750	41,724,994
Morgan Stanley, Sub. Notes(a)	Baa2	4.875%	11/01/22	31,650	32,770,220
Northern Trust Corp., Sr. Unsec’d. Notes	A1	3.375%	08/23/21	2,630	2,840,460
People’s United Financial, Inc., Sr. Unsec’d. Notes	A3	3.650%	12/06/22	2,500	2,513,002
PNC Funding Corp., Gtd. Notes(a)	A3	2.700%	09/19/16	6,025	6,365,563
PNC Funding Corp., Gtd. Notes	A3	3.300%	03/08/22	19,200	20,240,909
PNC Funding Corp., Gtd. Notes(a)	A3	6.700%	06/10/19	2,130	2,717,526
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes(a)	A3	6.125%	01/11/21	15,250	18,424,699
Royal Bank of Scotland PLC (The) (United Kingdom), Series 2, Gtd. Notes	A3	3.400%	08/23/13	3,000	3,044,517
Santander Holdings USA, Inc., Sr. Unsec’d. Notes(a)	Baa2	3.000%	09/24/15	805	819,763
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	Baa2	4.625%	04/19/16	165	172,506
UBS AG Stamford, CT (Switzerland), Notes, MTN	A2	3.875%	01/15/15	2,000	2,113,324
US Bancorp, Sub. Notes, MTN	A2	2.950%	07/15/22	7,065	7,137,247
Wachovia Corp., Sr. Unsec’d. Notes, MTN(a)(h)	A2	5.750%	02/01/18	8,000	9,584,336
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN(a)(h)	A2	3.500%	03/08/22	51,130	54,537,917

					806,032,098

Building Materials & Construction
CRH America, Inc., Gtd. Notes	Baa2	8.125%	07/15/18	1,000	1,207,554

Cable — 1.2%
Comcast Corp., Gtd. Notes	Baa1	3.125%	07/15/22	7,125	7,423,074
DIRECTV Holdings LLC, Gtd. Notes(a)	Baa2	3.550%	03/15/15	1,745	1,835,663
DIRECTV Holdings LLC, Gtd. Notes	Baa2	4.750%	10/01/14	3,660	3,907,855
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes(a)	Baa2	3.800%	03/15/22	25,110	25,904,857
Time Warner Cable, Inc., Gtd. Notes(a)	Baa2	4.000%	09/01/21	20,940	22,985,105
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.750%	02/14/19	2,525	3,406,629
Videotron Ltee (Canada), Gtd. Notes	Ba2	9.125%	04/15/18	1,250	1,331,250

					66,794,433

Capital Goods — 1.9%
ADT Corp. (The), Gtd. Notes, 144A	Baa2	2.250%	07/15/17	2,310	2,291,654
Case New Holland, Inc., Gtd. Notes	Ba2	7.750%	09/01/13	5,000	5,200,000
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN(a)	A2	2.850%	06/01/22	9,950	10,176,422
Caterpillar, Inc., Sr. Unsec’d. Notes(a)	A2	2.600%	06/26/22	9,815	9,898,820
Deere & Co., Sr. Unsec’d. Notes	A2	2.600%	06/08/22	7,515	7,609,697

SEE NOTES TO FINANCIAL STATEMENTS.

A119

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Capital Goods (continued)
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,777,259; purchased 06/24/10)(f)	Baa1	2.750%	07/01/13(g)	$1,780	$1,798,929
John Deere Capital Corp., Sr. Unsec’d. Notes, MTN(a)	A2	3.900%	07/12/21	3,750	4,182,532
Penske Truck Leasing Co. LP/PTL Finance Corp., Unsec’d. Notes, 144A (original cost $1,038,991; purchased 05/08/12)(f)	Baa3	3.125%	05/11/15(g)	1,040	1,061,154
United Technologies Corp., Sr. Unsec’d. Notes	A2	3.100%	06/01/22	25,780	27,300,711
Waste Management, Inc., Gtd. Notes	Baa3	2.600%	09/01/16	2,095	2,194,657
Waste Management, Inc., Gtd. Notes(a)	Baa3	4.600%	03/01/21	17,452	19,775,385
Waste Management, Inc., Gtd. Notes	Baa3	7.375%	03/11/19	2,000	2,543,106
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875%	10/01/21	12,260	13,919,109

					107,952,176

Chemicals — 1.1%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	3.150%	10/01/22	785	780,021
CF Industries, Inc., Gtd. Notes(a)	Baa3	7.125%	05/01/20	4,000	5,034,152
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	Baa2	4.125%	11/15/21	5,000	5,477,620
Dow Chemical Co. (The), Sr. Unsec’d. Notes(a)	Baa2	4.250%	11/15/20	25,415	28,254,186
Ecolab, Inc., Sr. Unsec’d. Notes	Baa1	4.350%	12/08/21	17,470	19,499,682
Lubrizol Corp., Gtd. Notes	Aa2	8.875%	02/01/19	1,750	2,441,847

					61,487,508

Consumer — 0.1%
Jarden Corp., Gtd. Notes(a)	Ba3	8.000%	05/01/16	5,085	5,402,812

Electric — 0.9%
Commonwealth Edison Co., First Mortgage Bonds(a)	A3	3.400%	09/01/21	15,335	16,557,384
Consumers Energy Co., First Mortgage Bonds	A3	6.125%	03/15/19	1,000	1,250,890
Entergy Corp., Sr. Unsec’d. Notes(a)	Baa3	4.700%	01/15/17	900	974,934
Indiana Michigan Power Co., Sr. Unsec’d. Notes(a)	Baa2	7.000%	03/15/19	2,000	2,527,490
Nevada Power Co., General Ref. Mortgage	Baa1	5.875%	01/15/15	2,297	2,529,133
NextEra Energy Capital Holdings, Inc., Gtd. Notes(a)	Baa1	4.500%	06/01/21	13,750	15,277,185
PPL Electric Utilities Corp., First Mortgage Bonds	A3	3.000%	09/15/21	5,000	5,296,330
PSEG Power LLC, Gtd. Notes	Baa1	2.750%	09/15/16	1,560	1,623,267
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	Baa3	4.750%	01/15/15	1,200	1,271,573
Virginia Electric and Power Co., Sr. Unsec’d. Notes(a)	A3	2.950%	01/15/22	2,505	2,637,953

					49,946,139

Energy - Integrated — 1.0%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.125%	10/01/15	3,055	3,243,029
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.200%	03/11/16	5,595	5,968,315
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	3.245%	05/06/22	10,000	10,535,070
BP Capital Markets PLC (United Kingdom), Gtd. Notes(a)	A2	4.500%	10/01/20	12,410	14,302,041
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	5.250%	11/07/13	425	442,259

SEE NOTES TO FINANCIAL STATEMENTS.

A120

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Energy - Integrated (continued)
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	Baa2	3.000%	08/15/22	$4,565	$4,662,335
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	Baa2	5.700%	10/15/19	3,000	3,637,968
Chevron Corp., Sr. Unsec’d. Notes	Aa1	2.355%	12/05/22	7,140	7,151,717
Petro-Canada (Canada), Sr. Unsec’d. Notes	Baa1	6.050%	05/15/18	650	790,476
Total Capital International SA (France), Gtd. Notes	Aa1	2.700%	01/25/23	3,625	3,692,889
Total Capital SA (France), Gtd. Notes	Aa1	3.000%	06/24/15	2,470	2,608,938

					57,035,037

Energy - Other — 2.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	5.950%	09/15/16	10,000	11,511,310
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.375%	09/15/17	15,000	17,917,425
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	3.600%	04/30/22	1,400	1,462,216
Cameron International Corp., Sr. Unsec’d. Notes	Baa1	4.500%	06/01/21	935	1,046,225
Devon Energy Corp., Sr. Unsec’d. Notes(a)	Baa1	3.250%	05/15/22	10,450	10,906,571
Kerr-McGee Corp., Gtd. Notes	Baa3	6.950%	07/01/24	2,000	2,533,894
Nabors Industries, Inc., Gtd. Notes	Baa2	4.625%	09/15/21	7,450	8,017,988
Nabors Industries, Inc., Gtd. Notes	Baa2	6.150%	02/15/18	2,500	2,940,102
National Oilwell Varco, Inc., Sr. Unsec’d. Notes(a)	A2	2.600%	12/01/22	4,935	5,004,278
Noble Energy, Inc., Sr. Unsec’d. Notes	Baa2	4.150%	12/15/21	14,935	16,487,344
Occidental Petroleum Corp., Sr. Unsec’d. Notes	A1	3.125%	02/15/22	14,335	15,247,939
Phillips 66, Gtd. Notes, 144A	Baa1	4.300%	04/01/22	1,500	1,676,128
Schlumberger Norge AS (Norway), Gtd. Notes, 144A	A1	1.950%	09/14/16	6,185	6,348,599
Transocean, Inc. (Cayman Islands), Gtd. Notes(a)	Baa3	2.500%	10/15/17	2,100	2,122,092
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	4.500%	04/15/22	13,670	14,507,411
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	5.125%	09/15/20	9,850	10,854,602
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	7.000%	03/15/38	500	577,140
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	9.625%	03/01/19	1,300	1,696,026
Weatherford International, Inc., Sr. Unsec’d. Notes	Baa2	6.350%	06/15/17	500	572,284

					131,429,574

Foods — 2.1%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(h)	A3	2.500%	07/15/22	6,470	6,510,502
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes(h)	A3	5.375%	01/15/20	26,720	32,519,148
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	7.750%	01/15/19	2,750	3,672,941
ARAMARK Corp., Gtd. Notes(a)	B3	8.500%	02/01/15	8,500	8,542,585
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	1,000	1,135,131
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	5.700%	02/15/17	750	881,322
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	3.500%	06/06/22	9,440	10,075,944
Kraft Foods Group, Inc., Sr. Unsec’d. Notes, 144A	Baa2	5.375%	02/10/20	12,436	14,932,017
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A2	1.875%	05/29/19	4,700	4,782,396

SEE NOTES TO FINANCIAL STATEMENTS.

A121

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Foods (continued)
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A2	5.350%	03/01/18	$750	$904,634
Mondelez International, Inc., Sr. Unsec’d. Notes	Baa2	5.375%	02/10/20	11,314	13,658,951
PepsiCo., Inc., Sr. Unsec’d. Notes(a)	Aa3	3.000%	08/25/21	9,450	10,006,851
SABMiller Holdings, Inc., Gtd. Notes, 144A(a)	Baa1	3.750%	01/15/22	7,290	7,871,969

					115,494,391

Gaming
Yonkers Racing Corp., Sec’d. Notes, 144A
(original cost $2,100,000; purchased 08/10/11)(a)(f)	B1	11.375%	07/15/16(g)	2,000	2,160,000

Healthcare & Pharmaceutical — 3.2%
AbbVie, Inc., Gtd. Notes, 144A	Baa1	2.000%	11/06/18	10,760	10,899,073
Amgen, Inc., Sr. Unsec’d. Notes(a)	Baa1	3.625%	05/15/22	13,935	14,975,192
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	3.875%	11/15/21	6,470	7,105,250
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	4.100%	06/15/21	1,330	1,473,430
Bristol-Myers Squibb Co., Sr. Unsec’d. Notes	A2	2.000%	08/01/22	10,000	9,679,530
Covidien International Finance SA (Luxembourg), Gtd. Notes	Baa1	3.200%	06/15/22	6,025	6,307,554
Express Scripts Holding Co., Gtd. Notes, 144A	Baa3	3.900%	02/15/22	21,915	23,629,893
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	4.400%	12/01/21	12,980	14,796,720
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes(a)	A1	2.850%	05/08/22	5,060	5,255,579
HCA, Inc., Sr. Unsec’d. Notes	B3	6.375%	01/15/15	3,285	3,551,906
HCA, Inc., Sr. Unsec’d. Notes, MTN	B3	9.000%	12/15/14	1,910	2,129,650
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes(a)	Baa2	3.750%	08/23/22	870	922,606
Life Technologies Corp., Sr. Unsec’d. Notes	Baa3	4.400%	03/01/15	1,000	1,065,814
Pfizer, Inc., Sr. Unsec’d. Notes(a)	A1	6.200%	03/15/19	13,683	17,294,984
Roche Holdings, Inc., Gtd. Notes, 144A	A1	6.000%	03/01/19	20,000	24,895,860
Sanofi (France), Sr. Unsec’d. Notes(a)	A2	1.200%	09/30/14	16,120	16,310,119
Stryker Corp., Sr. Unsec’d. Notes	A3	2.000%	09/30/16	8,075	8,408,336
Teva Pharmaceutical Finance Co. BV (Curacao), Gtd. Notes	A3	2.950%	12/18/22	3,415	3,454,471
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	Baa1	3.600%	08/15/21	1,890	2,010,072
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes(a)	Baa3	3.250%	10/01/22	3,340	3,409,632
Wyeth, Gtd. Notes	A1	5.450%	04/01/17	1,200	1,417,727

					178,993,398

Healthcare Insurance — 0.7%
Aetna, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.125%	06/01/21	9,000	9,997,704
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	09/15/18	2,652	3,297,277
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa3	6.300%	08/15/14	1,000	1,080,203
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	4.700%	02/15/21	11,250	13,106,216
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000%	02/15/18	2,600	3,164,681
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	3.125%	05/15/22	1,815	1,833,958
WellPoint, Inc., Sr. Unsec’d. Notes(a)	Baa2	3.300%	01/15/23	4,650	4,770,923

					37,250,962

Insurance — 2.0%
Allstate Corp. (The), Sr. Unsec’d. Notes	A3	7.450%	05/16/19	1,105	1,449,064
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	4.875%	09/15/16	15,025	16,805,177
American International Group, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.875%	06/01/22	5,170	5,902,181

SEE NOTES TO FINANCIAL STATEMENTS.

A122

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400%	12/15/20	$875	$1,085,698
American International Group, Inc., Sr. Unsec’d. Notes(a)(h)	Baa1	8.250%	08/15/18	14,500	19,051,347
American International Group, Inc., Sr. Unsec’d. Notes, MTN	Baa1	5.850%	01/16/18	3,885	4,592,835
AON Corp., Gtd. Notes	Baa2	3.500%	09/30/15	1,100	1,158,526
Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.750%	12/01/14	3,750	4,021,762
Liberty Mutual Group, Inc., Gtd. Notes, 144A(a)	Baa2	4.950%	05/01/22	5,835	6,359,491
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.300%	06/15/15	1,335	1,436,106
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	4.850%	06/24/21	16,130	18,096,908
Lincoln National Corp., Sr. Unsec’d. Notes(h)	Baa2	8.750%	07/01/19	2,305	3,082,467
Markel Corp., Sr. Unsec’d. Notes	Baa2	4.900%	07/01/22	2,510	2,729,173
MetLife, Inc., Sr. Unsec’d. Notes(a)	A3	4.750%	02/08/21	11,850	13,759,296
Pacific LifeCorp., Sr. Notes, 144A	Baa1	6.000%	02/10/20	1,500	1,674,404
Principal Financial Group, Inc., Gtd. Notes	A3	3.125%	05/15/23	6,250	6,205,500
Principal Financial Group, Inc., Gtd. Notes	A3	3.300%	09/15/22	2,650	2,688,237
Swiss Re Treasury (US) Corp., Sr. Unsec’d. Notes, 144A	A1	2.875%	12/06/22	1,185	1,185,901
WR Berkley Corp., Sr. Unsec’d. Notes(a)	Baa2	4.625%	03/15/22	690	739,574
WR Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.375%	09/15/20	515	576,117

					112,599,764

Lodging — 0.1%
Host Hotels & Resorts LP, Gtd. Notes	Baa3	6.750%	06/01/16	1,588	1,623,730
Marriott International, Inc., Sr. Unsec’d. Notes	Baa2	3.250%	09/15/22	1,320	1,320,391
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	4.250%	03/01/22	1,000	1,032,517

					3,976,638

Media & Entertainment — 2.3%
CBS Corp., Gtd. Notes	Baa2	8.875%	05/15/19(g)	1,650	2,225,454
Discovery Communications LLC, Gtd. Notes	Baa2	4.375%	06/15/21	22,511	25,133,441
NBCUniversal Media LLC, Sr. Unsec’d. Notes	Baa2	4.375%	04/01/21	25,025	28,111,634
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37	390	478,633
News America, Inc., Gtd. Notes(a)	Baa1	6.150%	02/15/41	35	44,330
News America, Inc., Gtd. Notes	Baa1	6.900%	03/01/19	2,000	2,506,522
News America, Inc., Unsec’d. Notes, 144A	Baa1	3.000%	09/15/22	7,425	7,458,420
Nielsen Finance LLC/Nielsen Finance Co. (Netherlands), Gtd. Notes	B2	11.625%	02/01/14	2,605	2,891,550
RR Donnelley & Sons Co., Sr. Unsec’d. Notes(a)	Ba3	8.600%	08/15/16	3,000	3,225,000
Time Warner, Inc., Gtd. Notes(a)	Baa2	3.400%	06/15/22	17,250	17,993,113
Time Warner, Inc., Gtd. Notes(a)	Baa2	4.000%	01/15/22	7,825	8,565,894
Time Warner, Inc., Gtd. Notes	Baa2	4.750%	03/29/21	265	304,541
Time Warner, Inc., Gtd. Notes(a)	Baa2	4.875%	03/15/20	1,500	1,752,080
Viacom, Inc., Sr. Unsec’d. Notes(a)	Baa1	3.125%	06/15/22	15,260	15,623,188
Viacom, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.500%	03/01/21	1,230	1,383,863
Walt Disney Co. (The), Sr. Unsec’d. Notes(h)	A2	2.750%	08/16/21	5,011	5,231,865
Walt Disney Co. (The), Sr. Unsec’d. Notes, MTN(a)	A2	2.350%	12/01/22	6,270	6,327,590

					129,257,118

Metals & Mining — 0.3%
Anglo American Capital PLC (United Kingdom), Gtd. Notes, 144A	Baa1	2.150%	09/27/13	150	151,064

SEE NOTES TO FINANCIAL STATEMENTS.

A123

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals & Mining (continued)
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes(a)	A3	2.250%	09/20/16	$6,300	$6,535,796
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	3.750%	09/20/21	6,445	6,891,632
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	1,015	1,087,382
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	5.800%	11/15/16	1,600	1,806,254

					16,472,128

Non-Captive Finance — 1.8%
Discover Financial Services, Sr. Unsec’d. Notes	Ba1	5.200%	04/27/22	10,468	11,920,069
General Electric Capital Corp., Sr. Unsec’d. Notes(h)	A1	3.150%	09/07/22	62,085	63,431,810
General Electric Capital Corp., Series G, Sr. Unsec’d. Notes, MTN(h)	A1	6.000%	08/07/19	5,000	6,082,815
International Lease Finance Corp., Sr. Unsec’d. Notes	Ba3	5.750%	05/15/16	275	289,874
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	Ba3	6.375%	03/25/13	5,000	5,052,500
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000%	03/25/20	1,770	2,022,225
SLM Corp., Unsec’d. Notes, MTN(a)	Ba1	6.000%	01/25/17	10,270	11,117,275

					99,916,568

Paper — 0.4%
International Paper Co., Sr. Unsec’d. Notes(a)	Baa3	4.750%	02/15/22	10,670	12,073,489
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.500%	08/15/21	2,050	2,682,796
MeadWestvaco Corp., Sr. Unsec’d. Notes(a)	Baa3	7.375%	09/01/19	3,000	3,763,047
Rock-Tenn Co., Gtd. Notes, 144A	Ba1	4.000%	03/01/23	1,475	1,498,439

					20,017,771

Pipelines & Other — 1.0%
Atmos Energy Corp., Sr. Unsec’d. Notes	Baa1	8.500%	03/15/19	2,735	3,672,659
El Paso Pipeline Partners Operating Co. LLC, Gtd. Notes(a)	Ba1	5.000%	10/01/21	4,200	4,759,709
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	3.450%	02/15/23	9,665	9,953,984
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	3.950%	09/01/22	7,850	8,393,660
Magellan Midstream Partners LP, Sr. Unsec’d. Notes	Baa2	4.250%	02/01/21	1,885	2,081,913
ONEOK Partners LP, Gtd. Notes	Baa2	3.375%	10/01/22	5,515	5,620,033
Plains All American Pipeline LP, Gtd. Notes	Baa2	8.750%	05/01/19	1,020	1,387,620
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.200%	04/15/18	1,750	2,130,833
Williams Partners LP, Sr. Unsec’d. Notes(a)	Baa2	4.000%	11/15/21	4,825	5,160,806
Williams Partners LP, Sr. Unsec’d. Notes	Baa2	4.125%	11/15/20	11,500	12,487,597

					55,648,814

Railroads — 0.9%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes(a)	A3	3.050%	09/01/22	9,075	9,378,622
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	3.450%	09/15/21	7,000	7,533,554
Canadian Pacific Railway Ltd. (Canada), Sr. Unsec’d. Notes	Baa3	4.500%	01/15/22	6,950	7,719,525
CSX Corp., Sr. Unsec’d. Notes	Baa2	7.900%	05/01/17	1,923	2,405,019
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.900%	06/15/19	11,000	13,408,186

SEE NOTES TO FINANCIAL STATEMENTS.

A124

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Railroads (continued)
Union Pacific Corp., Sr. Unsec’d. Notes	Baa1	2.950%	01/15/23	$6,725	$6,953,139

					47,398,045

Real Estate Investment Trusts — 0.2%
Duke Realty LP, Sr. Unsec’d. Notes	Baa2	6.250%	05/15/13	2,550	2,600,439
Hospitality Properties Trust, Sr. Unsec’d. Notes	Baa2	7.875%	08/15/14	500	533,762
ProLogis LP, Gtd. Notes	Baa2	6.875%	03/15/20	120	145,265
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	5.375%	03/15/13	1,225	1,236,449
Simon Property Group LP, Sr. Unsec’d. Notes	A3	2.800%	01/30/17	2,325	2,453,307
Simon Property Group LP, Sr. Unsec’d. Notes(a)	A3	3.375%	03/15/22	515	543,901
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125%	05/30/18	2,250	2,740,752

					10,253,875

Retailers — 1.4%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	4.125%	05/15/21	15,000	16,918,935
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17	536	640,826
Home Depot, Inc., Sr. Unsec’d. Notes(h)	A3	4.400%	04/01/21	10,500	12,383,584
Kohl’s Corp., Sr. Unsec’d. Notes(a)	Baa1	4.000%	11/01/21	4,425	4,679,836
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.250%	12/15/17	2,375	2,846,440
Lowe’s Cos., Inc., Sr. Unsec’d. Notes(a)	A3	3.800%	11/15/21	12,500	13,807,775
Macy’s Retail Holdings, Inc., Gtd. Notes	Baa3	2.875%	02/15/23	6,000	5,875,398
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	Baa3	3.875%	01/15/22	1,330	1,417,606
Nordstrom, Inc., Sr. Unsec’d. Notes(a)	Baa1	4.000%	10/15/21	2,250	2,508,631
Target Corp., Sr. Unsec’d. Notes	A2	2.900%	01/15/22	4,920	5,214,821
Target Corp., Sr. Unsec’d. Notes(a)	A2	3.875%	07/15/20	10,000	11,211,490
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes(a)	Aa2	4.250%	04/15/21	2,000	2,322,670

					79,828,012

Technology — 0.7%
Fiserv, Inc., Gtd. Notes	Baa2	3.125%	10/01/15	1,585	1,661,798
International Business Machines Corp., Sr. Unsec’d. Notes(a)	Aa3	1.875%	08/01/22	15,000	14,434,590
International Business Machines Corp., Sr. Unsec’d. Notes(h)	Aa3	7.625%	10/15/18	3,300	4,407,784
Microsoft Corp., Sr. Unsec’d. Notes	Aaa	4.000%	02/08/21	15,000	17,176,665
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	1,040	1,093,757
Xerox Corp., Sr. Unsec’d. Notes	Baa2	6.750%	02/01/17	1,925	2,238,952

					41,013,546

Telecommunications — 1.8%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	2.375%	09/08/16	17,605	18,298,338
AT&T, Inc., Sr. Unsec’d. Notes(h)	A2	3.875%	08/15/21	24,650	27,472,622
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.600%	05/15/18	1,330	1,604,346
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	5.150%	01/15/13	1,000	1,001,776
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes(h)	A2	8.500%	11/15/18	2,290	3,150,353
Embarq Corp., Sr. Unsec’d. Notes (original cost $6,932,400; purchased 02/03/09-08/04/09)(f)	Baa3	7.082%	06/01/16(g)	7,140	8,365,088
France Telecom SA (France), Sr. Unsec’d. Notes	A3	2.750%	09/14/16	5,050	5,301,096
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	6.250%	01/15/13	5,000	5,000,000
Qwest Corp., Sr. Unsec’d. Notes(a)	Baa3	3.558%(c)	06/15/13	2,000	2,015,390

SEE NOTES TO FINANCIAL STATEMENTS.

A125

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications (continued)
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	6.999%	06/04/18	$1,000	$1,143,000
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	A3	3.500%	11/01/21	25,000	27,350,400
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	A3	5.625%	02/27/17	1,500	1,760,181

					102,462,590

Tobacco — 0.8%
Altria Group, Inc., Gtd. Notes(a)	Baa1	4.750%	05/05/21	20,000	22,665,480
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	4,110	5,753,704
Lorillard Tobacco Co., Gtd. Notes(a)	Baa2	8.125%	06/23/19	865	1,103,764
Philip Morris International, Inc., Sr. Unsec’d. Notes(a)	A2	2.500%	08/22/22	7,025	7,057,280
Philip Morris International, Inc., Sr. Unsec’d. Notes(a)	A2	4.125%	05/17/21	4,500	5,086,948
Reynolds American, Inc., Gtd. Notes	Baa2	7.625%	06/01/16	2,500	2,991,032

					44,658,208

TOTAL CORPORATE BONDS (cost $2,267,536,319)					2,425,323,694

MUNICIPAL BONDS — 1.1%
Bay Area Toll Authority, California Toll Bridge, Revenue Bonds, BABs	Aa3	6.263%	04/01/49	5,430	7,438,340
Central Puget Sound Regional Transit Authority, BABs	Aa2	5.491%	11/01/39	2,330	2,893,860
Los Angeles Department of Water & Power, Revenue Bonds, BABs	Aa3	6.574%	07/01/45	3,065	4,265,499
Massachusetts State Water Pollution Abatement, BABs	Aaa	5.192%	08/01/40	1,400	1,686,006
Memorial Sloan-Kettering Cancer Center	Aa3	4.125%	07/01/52	125	123,676
Metropolitan Gov’t. of Nashville & Davidson Cnty. Convention Center, BABs	Aa2	6.731%	07/01/43	1,000	1,203,050
New York City Municipal Water Finance Authority, BABs	Aa2	6.011%	06/15/42	2,010	2,667,551
New York City Transitional Finance Authority, Future Tax Secured Bonds, BABs	Aa1	5.767%	08/01/36	5,000	6,267,150
Ohio State University (The), Revenue Bonds, BABs	Aa1	4.910%	06/01/40	1,300	1,513,499
Ohio State Water Development Authority, Revenue Bonds, BABs	Aaa	4.879%	12/01/34	2,000	2,305,960
Oregon State Department of Transportation, BABs	Aa2	5.834%	11/15/34	500	648,365
Pennsylvania Turnpike Commission, Revenue Bonds, Series B, BABs	Aa3	5.511%	12/01/45	5,800	6,880,482
Regional Transportation District Co. Sales Tax, Revenue Bonds, Series B, BABs	Aa2	5.844%	11/01/50	2,895	3,931,149
Rutgers NJ State University, Revenue Bonds, BABs	Aa2	5.665%	05/01/40	750	938,265
Salt River Project Agricultural Improvement & Power District, Revenue Bonds, Series A, BABs	Aa1	4.839%	01/01/41	6,500	7,733,245
San Antonio Electric & Gas, Revenue Bonds	Aa1	4.427%	02/01/42	1,750	1,866,498
San Francisco City & County Public Utilities Commission, BABs	Aa3	6.000%	11/01/40	2,000	2,468,180

SEE NOTES TO FINANCIAL STATEMENTS.

A126

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

State of California, BABs	A1	7.625%	03/01/40	$800	$1,148,872
State of California, Taxable Var. Purp. 3. GO	A1	5.950%	04/01/16	2,500	2,834,475

TOTAL MUNICIPAL BONDS (cost $55,936,685)					58,814,122

NON-CORPORATE FOREIGN AGENCIES — 1.9%
Commonwealth Bank of Australia (Australia), Gov’t. Liquid Gtd. Notes, 144A(a)	Aaa	2.700%	11/25/14	3,775	3,932,568
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	4.000%	01/29/21	10,000	10,752,130
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, 144A	Baa1	9.250%	04/23/19	10,000	13,237,500
Gazprom OAO Via Gaz Capital SA (Russia), Sr. Unsec’d. Notes, RegS	Baa1	9.250%	04/23/19	10,000	13,237,500
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	Aa3	3.875%	05/04/17	5,200	5,621,819
Korea Development Bank (The) (South Korea), Sr. Unsec’d. Notes	Aa3	8.000%	01/23/14	3,000	3,214,926
Kreditanstalt fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes	Aaa	2.375%	08/25/21	9,340	9,730,412
Petrobras International Finance Co. (Brazil), Gtd. Notes	A3	5.375%	01/27/21	22,235	25,032,608
Petroleos Mexicanos (Mexico), Gtd. Notes	Baa1	5.500%	01/21/21	10,000	11,685,000
Statoil ASA (Norway), Gtd. Notes(a)	Aa2	2.450%	01/17/23	8,355	8,335,433

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $98,198,111)					104,779,896

SOVEREIGNS — 3.3%
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	NR	2.750%	03/05/15	2,000	2,081,586
Belgium Government International Bond (Belgium), Sr. Unsec’d. Notes, MTN	NR	4.250%	09/03/13	2,210	2,265,338
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	4.875%	01/22/21	18,000	21,690,000
Brazilian Government International Bond (Brazil), Sr. Unsec’d. Notes	Baa2	5.625%	01/07/41	19,275	25,250,250
Brazilian Government International Bond (Brazil), Series A, Sr. Unsec’d. Notes	Baa2	8.000%	01/15/18	611	709,653
Canada Government International Bond (Canada), Sr. Unsec’d. Notes(a)	Aaa	0.875%	02/14/17	17,830	17,974,423
Italy Government International Bond (Italy), Sr. Unsec’d. Notes(a)	BBB+(d)	3.125%	01/26/15	500	507,790
Italy Government International Bond (Italy), Sr. Unsec’d. Notes	BBB+(d)	4.375%	06/15/13	1,500	1,520,850
Italy Government International Bond (Italy), Sr. Unsec’d. Notes	BBB+(d)	5.250%	09/20/16	2,000	2,126,260
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	5.125%	01/15/20	10,000	11,950,000
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	6.050%	01/11/40	18,900	25,344,900
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	5.125%	04/21/21	5,000	5,930,000
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	6.375%	07/15/19	1,200	1,496,064
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, RegS	Aa2	5.250%	01/20/20	10,000	11,950,000
Republic of Indonesia (Indonesia), Sr. Unsec’d. Notes, RegS	Baa3	4.875%	05/05/21	10,000	11,500,000

SEE NOTES TO FINANCIAL STATEMENTS.

A127

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

SOVEREIGNS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Republic of Indonesia (Indonesia), Unsec’d. Notes, 144A	Baa3	3.750%	04/25/22	$3,500	$3,731,875
Republic of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	7.125%	04/16/19	11,500	14,928,403
Republic of Russia (Russia), Sr. Unsec’d. Notes, RegS	Baa1	7.500%	03/31/30	7,750	9,954,100
Russian Foreign Bond - Eurobond (Russia), Sr. Unsec’d. Notes, 144A	Baa1	7.500%	03/31/30	7,750	9,954,100
Spain Government International Bond (Spain), Sr. Unsec’d. Notes, MTN	Baa3	3.625%	06/17/13	4,400	4,399,868

TOTAL SOVEREIGNS. (cost $168,939,466)					185,265,460

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.1%
Federal Home Loan Mortgage Corp.		0.750%	01/12/18	2,165	2,150,336
Federal Home Loan Mortgage Corp.		1.000%	09/29/17	6,390	6,457,140
Federal Home Loan Mortgage Corp.		1.250%	10/02/19	24,205	24,134,176
Federal National Mortgage Association(a)		0.875%	12/20/17	28,565	28,620,787
Residual Funding Corp. Strips Principal		1.500%(s)	10/15/19	910	824,688
Residual Funding Corp. Strips Principal		1.720%(s)	07/15/20	798	705,337
Residual Funding Corp. Strips Principal		1.880%(s)	01/15/21	1,500	1,300,170

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $63,383,474)					64,192,634

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 6.6%
Federal Home Loan Mortgage Corp.		4.500%	10/01/39-07/01/41	150,844	162,366,498
Federal National Mortgage Association		3.500%	TBA	1,500	1,599,199
Federal National Mortgage Association		4.000%	TBA	17,000	18,221,875
Government National Mortgage Association		3.500%	08/20/42-09/20/42	9,906	10,776,923
Government National Mortgage Association		3.500%	TBA	15,000	16,297,266
Government National Mortgage Association		4.000%	10/15/39-09/15/41	145,885	159,858,267

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $359,955,991)					369,120,028

U.S. TREASURY OBLIGATIONS — 38.7%
U.S. Treasury Bonds		6.250%	08/15/23	77,750	111,474,062
U.S. Treasury Notes		0.625%	11/30/17	3,395	3,383,596
U.S. Treasury Notes(a)		0.750%	10/31/17	554,271	556,089,563
U.S. Treasury Notes		0.750%	12/31/17	344,575	345,140,448
U.S. Treasury Notes(a)		1.000%	11/30/19	508,248	503,324,093
U.S. Treasury Notes		1.125%	12/31/19	213,090	212,490,791
U.S. Treasury Notes(a)		1.625%	11/15/22	282,055	278,969,882
U.S. Treasury Strips Coupon		1.100%(n)	05/15/19	28,000	26,160,932
U.S. Treasury Strips Coupon		1.200%(n)	11/15/19	6,700	6,173,903
U.S. Treasury Strips Coupon		1.880%(n)	05/15/22	66,535	56,431,860
U.S. Treasury Strips Coupon		1.970%(n)	05/15/23	26,715	21,805,210
U.S. Treasury Strips Coupon		2.140%(n)	05/15/24	8,000	6,279,640
U.S. Treasury Strips Coupon(a)(k)		2.320%(n)	08/15/25	34,245	25,546,975

TOTAL U.S. TREASURY OBLIGATIONS (cost $2,157,767,436)					2,153,270,955

TOTAL LONG-TERM INVESTMENTS (cost $5,496,438,114)					5,706,127,977

SEE NOTES TO FINANCIAL STATEMENTS.

A128

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 25.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $1,393,503,302; includes $1,349,928,108 of cash collateral received for securities on loan) (Note 4)(b)(w)	1,393,503,302	$1,393,503,302

TOTAL INVESTMENTS — 127.6% (cost $6,889,941,416)		7,099,631,279
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (27.6)%		(1,534,092,700)

NET ASSETS — 100.0%		$5,565,538,579

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
RegS	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
ABS	Asset-Backed Security
ACES	Alternative Credit Enhancement Securities
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corporation
GO	General Obligation
LIBOR	London Interbank Offered Rate
MBNA	Maryland Bank National Association
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,317,567,524; cash collateral of $1,349,928,108 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s Rating.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $11,848,650. The aggregate value of $13,385,171 is approximately 0.2% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rate shown reflects the effective yield at December 31, 2012.

(s)	Represents zero coupon bond. Rate quoted represents effective yield at December 31, 2012.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Long Positions:
2,302	5 Year U.S. Treasury Notes	Mar. 2013	$286,038,555	$286,401,172	$362,617
6,699	10 Year U.S. Treasury Notes	Mar. 2013	891,738,705	889,501,594	(2,237,111)

					(1,874,494)

SEE NOTES TO FINANCIAL STATEMENTS.

A129

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Futures contracts open at December 31, 2012 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)
Short Positions:
1,188	2 Year U.S. Treasury Notes	Mar. 2013	$261,890,076	$261,916,875	$(26,799)
371	U.S. Long Bond	Mar. 2013	55,620,470	54,722,500	897,970
717	U.S. Ultra Bond	Mar. 2013	118,699,293	116,579,719	2,119,574

					2,990,745

					$1,116,251

Interest rate swap agreements outstanding at December 31, 2012:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
$88,500	05/01/16	2.848%	3 month LIBOR(2)	$(7,169,030)	$—	$(7,169,030)	Barclays Bank PLC
68,000	08/11/16	1.456%	3 month LIBOR(1)	2,505,655	—	2,505,655	Deutsche Bank AG
172,555	08/31/16	0.934%	3 month LIBOR(1)	2,719,745	—	2,719,745	Credit Suisse International
53,670	08/31/16	0.978%	3 month LIBOR(2)	(940,538)	—	(940,538)	JPMorgan Chase Bank
53,670	08/31/16	0.975%	3 month LIBOR(2)	(933,067)	—	(933,067)	JPMorgan Chase Bank
19,440	09/14/16	1.206%	3 month LIBOR(2)	(509,310)	—	(509,310)	Deutsche Bank AG
370,000	09/27/16	1.070%	3 month LIBOR(1)	7,588,627	—	7,588,627	Morgan Stanley Capital Services
290,000	11/18/16	1.315%	3 month LIBOR(1)	8,117,683	—	8,117,683	Barclays Bank PLC
130,000	11/25/16	1.340%	3 month LIBOR(1)	3,744,359	—	3,744,359	Citibank N.A.
512,395	11/30/16	0.913%	3 month LIBOR(2)	(6,022,033)	—	(6,022,033)	JPMorgan Chase Bank
490,120	11/30/16	0.945%	3 month LIBOR(2)	(6,391,140)	—	(6,391,140)	Citibank N.A.
111,580	02/28/17	0.680%	3 month LIBOR(1)	54,577	—	54,577	Citibank N.A.
170,000	11/23/17	0.814%	3 month LIBOR(2)	(68,470)	—	(68,470)	Morgan Stanley Capital Services
25,000	08/08/18	1.980%	3 month LIBOR(1)	1,566,441	—	1,566,441	Bank of America N.A.
405,000	10/17/18	1.887%	3 month LIBOR(2)	(21,320,510)	—	(21,320,510)	Morgan Stanley Capital Services
500,000	05/21/19	1.485%	3 month LIBOR(1)	11,090,962	—	11,090,962	JPMorgan Chase Bank
24,180	10/02/19	1.189%	3 month LIBOR(2)	16,248	—	16,248	Bank of Nova Scotia
16,817	11/15/19	4.546%	3 month LIBOR(2)	(8,073,390)	—	(8,073,390)	Deutsche Bank AG
27,616	05/15/20	4.246%	3 month LIBOR(2)	(12,222,594)	—	(12,222,594)	Deutsche Bank AG
26,502	05/15/21	4.419%	3 month LIBOR(2)	(13,030,818)	—	(13,030,818)	Deutsche Bank AG
26,415	05/15/21	4.446%	3 month LIBOR(2)	(13,119,822)	—	(13,119,822)	Deutsche Bank AG
540,000	10/05/21	1.971%	3 month LIBOR(1)	18,357,334	—	18,357,334	JPMorgan Chase Bank
500,000	10/17/21	2.331%	3 month LIBOR(2)	(31,990,093)	—	(31,990,093)	Citibank N.A.
225,000	10/17/21	2.331%	3 month LIBOR(2)	(14,395,600)	—	(14,395,600)	Morgan Stanley Capital Services
39,620	01/13/22	1.676%	3 month LIBOR(1)	188,598	—	188,598	Citibank N.A.
39,620	01/13/22	1.660%	3 month LIBOR(2)	(205,602)	—	(205,602)	Citibank N.A.
200,000	07/03/22	1.790%	3 month LIBOR(1)	2,654,492	—	2,654,492	JPMorgan Chase Bank
61,840	08/15/28	2.370%	3 month LIBOR(2)	122,973	—	122,973	Citibank N.A.

				$(77,664,323)	$—	$(77,664,323)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2012:

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
Centex Corp.	06/20/14	1.000%	$3,000	$(33,898)	$(19,129)	$(14,769)	Credit Suisse International
RR Donnelley & Sons Co.	09/20/16	1.000%	3,000	512,716	377,450	135,266	JPMorgan Chase Bank

SEE NOTES TO FINANCIAL STATEMENTS.

A130

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1) (continued)
Westvaco Corp.	09/20/19	1.000%	$3,000	$59,150	$59,551	$(401)	JPMorgan Chase Bank

				$537,968	$417,872	$120,096

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Implied Credit Spread at December 31, 2012(3) (Unaudited)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(2):
Berkshire Hathaway Finance Corp.	03/20/15	1.000%	$5,000	0.671%	$38,067	$(94,368)	$132,435	Deutsche Bank AG

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#		Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Buy Protection(1):
Itraxx.Euro.18	12/20/17	1.000%	EUR	300,000	$3,134,357	$6,128,038	$(2,993,681)	JPMorgan Chase Bank
Itraxx.Euro.18	12/20/17	1.000%	EUR	150,000	1,567,178	1,709,777	(142,599)	JPMorgan Chase Bank
Itraxx.Euro.18	12/20/17	1.000%	EUR	11,600	121,195	235,131	(113,936)	Deutsche Bank AG

					$4,822,730	$8,072,946	$(3,250,216)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2):
CDX.NA.HY.18	06/20/17	5.000%	$49,500	$798,156	$(3,200,313)	$3,998,469	Bank of America N.A.
CDX.NA.HY.18	06/20/17	5.000%	39,600	638,525	(2,695,000)	3,333,525	Morgan Stanley Capital Services
CDX.NA.HY.18	06/20/17	5.000%	16,830	271,373	(1,303,156)	1,574,529	Bank of America N.A.
CDX.NA.IG.19	12/20/17	1.000%	400,000	1,020,653	(1,319,941)	2,340,594	Bank of America N.A.
CDX.NA.IG.19	12/20/17	1.000%	300,000	765,490	(1,038,849)	1,804,339	Deutsche Bank AG
CDX.NA.IG.19	12/20/17	1.000%	300,000	765,490	(1,047,948)	1,813,438	Goldman Sachs International
CDX.NA.IG.19	12/20/17	1.000%	250,000	637,908	(1,045,863)	1,683,771	Citibank N.A.
CDX.NA.IG.19	12/20/17	1.000%	250,000	637,908	(896,037)	1,533,945	Credit Suisse International
CDX.NA.IG.19	12/20/17	1.000%	250,000	637,908	(850,541)	1,488,449	JPMorgan Chase Bank
CDX.NA.IG.19	12/20/17	1.000%	250,000	637,908	(896,037)	1,533,945	Morgan Stanley Capital Services
CDX.NA.IG.19	12/20/17	1.000%	250,000	637,908	18,294	619,614	Citibank N.A.
CMBX.NA.2.AAA	03/15/49	0.070%	50,000	(1,521,404)	(2,188,083)	666,679	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A131

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Credit default swap agreements outstanding at December 31, 2012 (continued):

Reference Entity/Obligation	Termination Date	Fixed Rate	Notional Amount (000)(4)#	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on credit indices—Sell Protection(2) (continued)
CMBX.NA.2.AAA	03/15/49	0.070%	$50,000	$(1,521,404)	$(2,187,986)	$666,582	Deutsche Bank AG

				$4,406,419	$(18,651,460)	$23,057,879

The Portfolio entered into credit default swaps as the protection seller on corporate issues and credit indices to take an active short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A132

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.
Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$90,864,109	$—
Residential Mortgage-Backed Securities	—	26,544,559	—
Commercial Mortgage-Backed Securities	—	227,952,520	—
Corporate Bonds	—	2,422,442,135	2,881,559
Municipal Bonds	—	58,814,122	—
Non-Corporate Foreign Agencies	—	104,779,896	—
Sovereigns	—	185,265,460	—
U.S. Government Agency Obligations	—	64,192,634	—
U.S. Government Mortgage-Backed Securities	—	369,120,028	—
U.S. Treasury Obligations	—	2,153,270,955	—
Affiliated Money Market Mutual Fund	1,393,503,302	—	—
Other Financial Instruments*
Futures Contracts	1,116,251	—	—
Interest Rate Swaps	—	(77,664,323)	—
Credit Default Swaps	—	20,060,194	—

Total	$1,394,619,553	$5,645,642,289	$2,881,559

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

U.S. Treasury Obligations	38.7%
Affiliated Money Market Mutual Fund (including 24.3% of collateral received for securities on loan)	25.1
Banking	14.5
U.S. Government Mortgage-Backed Securities	6.6
Commercial Mortgage-Backed Securities	4.1
Sovereigns	3.3
Healthcare & Pharmaceutical	3.2
Energy – Other	2.4
Media & Entertainment	2.3
Foods	2.1
Insurance	2.0
Capital Goods	1.9
Non-Corporate Foreign Agencies	1.9
Non-Captive Finance	1.8
Telecommunications	1.8
Non-Residential Mortgage-Backed Securities	1.6
Retailers	1.4
Cable	1.2
Chemicals	1.1

Municipal Bonds	1.1%
U.S. Government Agency Obligations	1.1
Energy – Integrated	1.0
Pipelines & Other	1.0
Electric	0.9
Railroads	0.9
Tobacco	0.8
Healthcare Insurance	0.7
Technology	0.7
Automotive	0.5
Residential Mortgage-Backed Securities	0.5
Paper	0.4
Metals & Mining	0.3
Aerospace & Defense	0.2
Real Estate Investment Trusts	0.2
Airlines	0.1
Consumer	0.1
Lodging	0.1

127.6
Liabilities in excess of other assets	(27.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A133

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are credit risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balanced Sheet Location	Fair Value		Balanced Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$23,325,580		Unrealized depreciation on swap agreements	$3,265,386
Credit contracts	Premiums paid for swap agreements	8,528,241		Premiums received for swap agreements	18,783,251
Interest rate contracts	Unrealized appreciation on swap agreements	58,727,694		Unrealized depreciation on swap agreements	136,392,017
Interest rate contracts	Due from broker-variation margin	3,380,161	*	Due from broker-variation margin	2,263,910	*

Total		$93,961,676			$160,704,564

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Options Purchased	Options Written	Futures	Swaps	Total
Interest rate contracts	$1,295,983	$(1,260,853)	$44,303,038	$10,573,491	$54,911,659
Credit contracts	—	—	—	309,972,561	309,972,561

Total	$1,295,983	$(1,260,853)	$44,303,038	$320,546,052	$364,884,220

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$(18,350,539)	$(13,002,497)	$(31,353,036)
Credit contracts	—	(94,681,700)	(94,681,700)

Total	$(18,350,539)	$(107,684,197)	$(126,034,736)

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Long Position(1)	Futures Short Position(1)	Interest Rate Swaps(2)	Credit Default Swaps as Buyer(2)	Credit Default Swaps as Writer(2)
$1,899,945,611	$612,849,107	$7,183,654,415	$223,861,367	$4,111,472,000

(1)	Value at Trade Date.
(2)	Notional Amount.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

AST INVESTMENT GRADE BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $1,317,567,524:
Unaffiliated investments (cost $5,496,438,114)	$5,706,127,977
Affiliated investments (cost $1,393,503,302)	1,393,503,302
Receivable for investments sold	518,244,508
Unrealized appreciation on swap agreements	82,053,274
Dividends and interest receivable	40,235,627
Premium paid for swap agreements	8,528,241
Due from broker-variation margin	117,260
Prepaid expenses	78,325
Tax reclaim receivable	4,590

Total Assets	7,748,893,104

LIABILITIES:
Payable to broker for collateral for securities on loan	1,349,928,108
Payable for investments purchased	553,028,319
Unrealized depreciation on swap agreements	139,657,403
Payable for fund share repurchased	117,785,045
Premium received for swap agreements	18,783,251
Advisory fees payable	3,575,095
Shareholder servicing fees payable	348,063
Accrued expenses and other liabilities	186,634
Payable to custodian	62,129
Affiliated transfer agent fee payable	478

Total Liabilities	2,183,354,525

NET ASSETS	$5,565,538,579

Net assets were comprised of:
Paid-in capital	$4,609,801,868
Retained earnings	955,736,711

Net assets, December 31, 2012	$5,565,538,579

Net asset value and redemption price per share, $5,565,538,579 / 842,778,944 outstanding shares of beneficial interest	$6.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Interest income	$198,599,345
Affiliated dividend income	1,507,962
Affiliated income from securities lending, net	1,198,462

201,305,769

EXPENSES
Advisory fees	46,133,870
Shareholder servicing fees and expenses	7,198,217
Custodian and accounting fees	900,000
Trustees’ fees	140,000
Loan interest expense (Note 7)	98,991
Insurance expenses	52,000
Legal fees and expenses	40,000
Audit fee	37,000
Commitment fee on syndicated credit agreement	33,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	10,000
Interest expense (Note 7)	8,116
Shareholders’ reports	5,000
Miscellaneous	29,287

Total expenses	54,685,481
Less: shareholder servicing fee waiver	(2,694,287)

Net expenses	51,991,194

NET INVESTMENT INCOME	149,314,575

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	286,551,891
Futures transactions	44,303,038
Swap agreement transactions	320,546,052
Options written transactions	(1,260,853)
Foreign currency transactions	(110,597)

650,029,531

Net change in unrealized appreciation (depreciation) on:
Investments	44,258,820
Futures	(18,350,539)
Swap agreements	(107,684,197)
Foreign currencies	(246)

(81,776,162)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	568,253,369

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$717,567,944

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$149,314,575	$94,409,303
Net realized gain on investment and foreign currency transactions	650,029,531	107,412,611
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(81,776,162)	179,478,890

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	717,567,944	381,300,804

DISTRIBUTIONS	(200,906,546)	(254,677,783)

FUND SHARE TRANSACTIONS:
Fund share sold [2,594,163,835 and 5,525,078,020 shares, respectively]	16,692,392,426	33,021,042,781
Fund share issued in reinvestment of distributions [31,839,389 and 44,524,088 shares, respectively]	200,906,546	254,677,783
Fund share repurchased [3,926,890,429 and 3,474,472,438 shares, respectively]	(24,966,748,104)	(20,853,114,746)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	(8,073,449,132)	12,422,605,818

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,556,787,734)	12,549,228,839
NET ASSETS:
Beginning of year	13,122,326,313	573,097,474

End of year	$5,565,538,579	$13,122,326,313

SEE NOTES TO FINANCIAL STATEMENTS.

A135

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2012

LONG-TERM INVESTMENTS — 91.2%
COMMON STOCKS — 54.5%	Shares	Value (Note 2)

Australia — 0.5%
Australia & New Zealand Banking Group Ltd.	9,702	$255,518
BHP Billiton Ltd.	106,073	4,141,152
Dexus Property Group	649,543	689,886
Flight Centre Ltd.(a)	9,016	255,116
Goodman Group, REIT	158,204	720,867
Mirvac Group	395,407	615,351
Rio Tinto Ltd.	16,500	1,160,104
Stockland	258,498	955,805
Westfield Group	167,294	1,847,579
Westfield Retail Trust	72,786	229,638

		10,871,016

Belgium — 0.2%
Anheuser-Busch InBev NV	29,242	2,546,541
Solvay SA	18,573	2,702,610
Warehouses De Pauw SCA, REIT	2,995	186,753

		5,435,904

Bermuda — 0.3%
AXIS Capital Holdings Ltd.	6,168	213,660
Digital China Holdings Ltd.	312,000	539,536
Endurance Specialty Holdings Ltd.	18,850	748,157
Everest Re Group Ltd.	1,745	191,863
Freescale Semiconductor Ltd.*(a)	70,884	780,433
Genpact Ltd.	28,048	434,744
Hongkong Land Holdings Ltd.	83,000	587,225
Invesco Ltd.	86,020	2,244,262
OneBeacon Insurance Group Ltd. (Class A Stock)	25,750	357,925
PartnerRe Ltd.	2,311	186,012
Skyworth Digital Holdings Ltd.	1,438,000	752,747
Validus Holdings Ltd.	20,110	695,404

		7,731,968

Brazil — 0.4%
Arteris SA	72,720	673,037
Banco Bradesco SA, ADR	33,360	579,463
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	21,770	1,819,319
Cia Energetica de Minas Gerais, ADR	78,840	856,202
Cielo SA	39,800	1,107,791
Ez Tec Empreendimentos e Participacoes SA	34,710	435,676
M Dias Branco SA	20,370	776,895
MRV Engenharia e Participacoes SA	140,820	823,943
Petroleo Brasileiro SA (SPON), ADR(a)	80,840	1,560,212
Petroleo Brasileiro SA, ADR	14,915	290,395

		8,922,933

British Virgin Islands — 0.1%
Michael Kors Holdings Ltd.*	52,260	2,666,828

Canada — 0.5%
Alimentation Couche Tard, Inc. (Class B Stock)	5,803	285,454
Allied Properties Real Estate Investment Trust	17,200	570,624
Brookfield Asset Management, Inc. (Class A Stock)	21,580	790,907

COMMON STOCKS (continued)	Shares	Value (Note 2)

Canada (continued)
Brookfield Residential Properties, Inc.*	34,200	$613,548
Canadian National Railway Co.	3,527	320,291
Canadian Pacific Railway Ltd.	17,200	1,747,864
Canadian Real Estate Investment Trust	20,300	884,898
Catamaran Corp.*	12,710	598,768
First Capital Realty, Inc.	36,260	686,049
First Quantum Minerals Ltd.	81,140	1,787,250
Intact Financial Corp.	4,314	280,907
Interoil Corp.*(a)	6,250	347,063
RioCan Real Estate Investment Trust	10,899	301,977
Suncor Energy, Inc.	12,652	416,052
TELUS Corp.	4,773	310,363
Toronto-Dominion Bank (The)	4,551	383,177
Valeant Pharmaceuticals International, Inc.* .	30,350	1,814,019

		12,139,211

Cayman Islands — 0.3%
Belle International Holdings Ltd.	890,000	1,968,302
China Shanshui Cement Group Ltd.	1,114,000	833,645
Dongyue Group	1,227,000	829,531
Herbalife Ltd.(a)	12,900	424,926
Longfor Properties Co. Ltd.	186,000	369,817
NetEase, Inc., ADR*(a)	25,580	1,088,429
Sands China Ltd.	290,400	1,298,281

		6,812,931

China — 1.8%
Agile Property Holdings Ltd.	162,000	232,579
Baidu, Inc., ADR*(a)	1,810	181,525
China CITIC Bank Corp. Ltd. (Class H Stock)	3,178,000	1,925,933
China Construction Bank Corp. (Class H Stock)	8,516,000	6,959,378
China Merchants Bank Co. Ltd. (Class H Stock)	331,000	744,203
China Minsheng Banking Corp. Ltd. (Class H Stock)	2,446,000	2,873,360
China Mobile Ltd.	209,000	2,459,450
China Resources Land Ltd.	42,000	116,369
China Shenhua Energy Co. Ltd. (Class H Stock)	582,500	2,609,203
CNOOC Ltd.	2,308,000	5,084,554
Dongfeng Motor Group Co. Ltd. (Class H Stock)	1,284,000	2,021,534
Great Wall Motor Co. Ltd. (Class H Stock)	447,000	1,437,696
Guangdong Investment Ltd.	1,262,000	999,538
Guangzhou R&F Properties Co. Ltd. (Class H Stock)	504,400	854,861
Industrial & Commercial Bank of China Ltd. (Class H Stock)	8,648,000	6,241,926
PetroChina Co. Ltd. (Class H Stock)	2,182,000	3,147,899
Ping An Insurance Group Co. (Class H Stock)	398,000	3,394,824
Zijin Mining Group Co. Ltd. (Class H Stock)	1,772,000	713,432

		41,998,264

Cyprus
Globaltrans Investment PLC.	34,610	569,445

Denmark — 0.1%
Carlsberg A/S (Class B Stock)	12,223	1,204,166

SEE NOTES TO FINANCIAL STATEMENTS.

A136

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Denmark (continued)
Novo Nordisk A/S	3,420	$558,178
Novo Nordisk A/S (Class B Stock)	1,749	284,801

		2,047,145

Finland — 0.1%
Stora Enso Oyj (Class R Stock)	90,784	635,438
Technopolis PLC	22,534	112,135
UPM-Kymmene Oyj	87,239	1,026,350

		1,773,923

France — 1.5%
Accor SA	44,506	1,587,404
AXA SA	128,517	2,307,636
BNP Paribas SA	31,808	1,810,841
Cie Generale des Etablissements Michelin (Class B Stock)	3,409	326,649
GDF Suez	45,028	927,405
ICADE	5,315	474,538
Imerys SA	11,800	756,840
Klepierre	7,467	298,452
Lafarge SA	22,818	1,473,419
LVMH Moet Hennessy Louis Vuitton SA	8,900	1,642,568
Pernod-Ricard SA	14,502	1,682,545
PPR	9,639	1,810,318
Sanofi	51,547	4,888,223
Schneider Electric SA	46,893	3,434,497
Sodexo	24,813	2,096,676
Technip SA	13,725	1,587,112
Total SA	68,971	3,588,781
Unibail-Rodamco SE	8,434	2,045,282
Vivendi SA	15,978	361,360

		33,100,546

Germany — 0.9%
Allianz SE	30,267	4,219,150
Alstria Office REIT AG, REIT	30,162	368,306
BASF SE	26,721	2,526,749
Bayer AG	50,248	4,791,766
Bayerische Motoren Werke AG	6,180	601,385
Bilfinger Berger SE	3,535	342,761
Continental AG	3,098	361,084
Freenet AG	13,770	255,207
Fresenius Medical Care AG & Co. KGaA	12,900	890,261
Fresenius SE & Co. KGaA	1,758	202,291
Linde AG	8,952	1,566,146
SAP AG	38,421	3,089,552
Siemens AG	16,200	1,771,489
Symrise AG	11,000	395,207

		21,381,354

Guernsey
Resolution Ltd.	22,816	92,826

Hong Kong — 0.9%
Cheung Kong Holdings Ltd.	174,000	2,707,337
China Overseas Land & Investment Ltd.	1,230,000	3,739,729
Hang Lung Properties Ltd.	539,000	2,169,161
Henderson Land Development Co. Ltd.	33,000	236,254
Hutchison Whampoa Ltd.	96,000	1,017,307
Jardine Matheson Holdings Ltd.*	33,200	2,141,400
Lenovo Group Ltd.	1,912,000	1,762,979

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong (continued)
Link (The)	106,500	$533,363
New World Development Ltd.	449,000	710,846
Sino Land Co. Ltd.	466,000	853,313
SJM Holdings Ltd.	593,000	1,399,516
Sun Hung Kai Properties Ltd.	95,000	1,440,698
Wharf Holdings Ltd. (The)	133,000	1,059,973

		19,771,876

Hungary — 0.1%
OTP Bank PLC	66,080	1,244,746

India — 0.2%
HDFC Bank Ltd., ADR	7,652	311,589
ICICI Bank Ltd., ADR(a)	8,100	353,241
Infosys Ltd., ADR(a)	48,140	2,036,322
Tata Motors Ltd., ADR(a)	78,430	2,252,510

		4,953,662

Indonesia
Astra International Tbk PT	850,000	673,326
Bank Rakyat Indonesia Persero Tbk PT	394,000	285,750

		959,076

Ireland — 0.4%
Accenture PLC (Class A Stock)	14,772	982,338
Covidien PLC	71,767	4,143,827
Dragon Oil PLC	173,010	1,559,813
Glanbia PLC	23,215	255,868
Ingersoll-Rand PLC	8,084	387,709
Kerry Group PLC	6,046	319,357
Willis Group Holdings PLC	18,800	630,364

		8,279,276

Israel — 0.1%
Teva Pharmaceutical Industries Ltd., ADR	68,651	2,563,428

Italy
Beni Stabili SpA, REIT	62,188	36,644
Prada SpA	21,600	209,882

		246,526

Japan — 2.2%
Anritsu Corp.	34,000	403,919
Asahi Glass Co. Ltd.	48,000	350,477
Canon, Inc.	61,900	2,399,229
Dai-ichi Life Insurance Co. Ltd. (The)	777	1,093,285
Daikin Industries Ltd.	29,400	1,009,865
Dena Co. Ltd.	8,100	265,715
East Japan Railway Co.	13,000	840,634
FANUC Corp.	8,500	1,581,422
Frontier Real Estate Investment Corp.	36	313,909
Hitachi Ltd.	396,000	2,330,265
Honda Motor Co. Ltd.	58,200	2,155,416
Isuzu Motors Ltd.	55,000	328,208
ITOCHU Corp.	33,800	357,236
Japan Real Estate Investment Corp.	59	581,276
Japan Retail Fund Investment Corp.	180	330,888
Japan Tobacco, Inc.	149,000	4,209,157
Komatsu Ltd.	81,200	2,083,624
Kubota Corp.	140,000	1,609,635
Makita Corp.	32,900	1,528,348
Marubeni Corp	208,000	1,492,450

SEE NOTES TO FINANCIAL STATEMENTS.

A137

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Mitsubishi Corp.	83,800	$1,613,398
Mitsubishi Electric Corp.	210,000	1,788,015
Mitsubishi Estate Co. Ltd.	154,000	3,686,868
Mitsubishi UFJ Financial Group, Inc.	62,200	336,571
Mitsui Fudosan Co. Ltd.	98,000	2,397,382
Murata Manufacturing Co. Ltd.	13,600	802,283
Nidec Corp.	11,700	683,267
Nissan Motor Co. Ltd.	264,200	2,506,962
Nomura Real Estate Residential Fund, Inc.	31	171,755
Omron Corp.	17,000	408,057
ORIX Corp.	14,810	1,672,916
ORIX JREIT, Inc.	35	172,618
Shin-Etsu Chemical Co. Ltd.	23,500	1,434,206
SMC Corp.	7,800	1,416,905
Softbank Corp.	28,900	1,058,932
Sumitomo Corp.	85,700	1,099,514
Sumitomo Mitsui Financial Group, Inc.	17,300	628,713
Tokyo Tatemono Co. Ltd.	49,000	252,401
Tokyu REIT, Inc.	69	376,619
Toyota Motor Corp.	53,100	2,479,565
Yahoo! Japan Corp.	1,800	582,832

		50,834,737

Kazakhstan
KazMunaiGas Exploration Production, GDR	56,770	993,713

Liberia — 0.1%
Royal Caribbean Cruises Ltd.	41,313	1,404,642

Malaysia — 0.1%
UMW Holdings Bhd	376,500	1,470,049

Marshall Islands — 0.1%
Teekay Corp.	42,240	1,355,904

Mexico — 0.2%
America Movil SAB de CV (Class L Stock), ADR	31,600	731,224
Compartamos SAB de CV	559,300	799,167
Grupo Financiero Banorte SAB de CV (Class O Stock)	373,700	2,413,122

		3,943,513

Netherlands — 0.7%
Akzo Nobel NV	16,000	1,059,154
ASML Holding NV	33,385	2,150,328
ASML Holding NV	23,011	1,475,788
Corio NV	10,783	494,469
ING Groep NV, CVA*	198,721	1,887,459
Koninklijke Philips Electronics NV	10,877	288,027
LyondellBasell Industries NV (Class A Stock)	24,854	1,418,915
Schlumberger Ltd.	49,572	3,434,844
Unilever NV, CVA	88,180	3,374,103
Vastned Retail NV	6,500	283,779

		15,866,866

Norway
Telenor ASA	14,168	288,486

Panama — 0.1%
Carnival Corp.	51,288	1,885,860
Copa Holdings SA (Class A Stock)	13,750	1,367,437

		3,253,297

COMMON STOCKS (continued)	Shares	Value (Note 2)

Poland — 0.2%
KGHM Polska Miedz SA	36,830	$2,275,252
Powszechna Kasa Oszczednosci Bank
Polski SA	157,210	1,882,729

		4,157,981

Russia — 0.6%
Lukoil OAO, ADR	53,260	3,595,050
Mining & Metallurgical Co. Norilsk Nickel OJSC, ADR	110,630	2,095,332
Mobile Telesystems OJSC, ADR	119,960	2,237,254
Sberbank of Russia, ADR	249,130	3,129,073
Tatneft, ADR	47,750	2,080,467

		13,137,176

Singapore — 0.2%
Avago Technologies Ltd.	66,061	2,091,491
CapitaCommercial Trust	217,000	301,136
CapitaLand Ltd.	337,000	1,037,324
CapitaMalls Asia Ltd.	454,000	731,191
City Developments Ltd.	25,000	267,375
Global Logistic Properties Ltd.	246,000	568,928
Keppel Land Ltd.	126,000	422,007

		5,419,452

South Africa — 0.5%
AVI Ltd.	131,990	935,066
Clicks Group Ltd.	142,520	1,098,231
Exxaro Resources Ltd.	75,820	1,527,651
Imperial Holdings Ltd.	78,540	1,852,196
MTN Group Ltd.	162,480	3,419,996
Netcare Ltd.	347,050	805,440
Spar Group Ltd. (The)	71,550	1,116,875
Tiger Brands Ltd.	34,604	1,334,378

		12,089,833

South Korea — 1.5%
BS Financial Group, Inc.	92,370	1,145,343
Grand Korea Leisure Co. Ltd.	25,500	683,616
Halla Climate Control Corp.	37,950	846,193
Hyundai Marine & Fire Insurance Co. Ltd.	20,660	644,911
Hyundai Mobis*	2,620	710,830
Hyundai Motor Co.	14,860	3,063,303
Hyundai Motor Co., GDR	3,984	406,559
Kangwon Land, Inc.*	52,660	1,439,237
Kia Motors Corp.	42,950	2,283,806
Korea Zinc Co. Ltd.	3,210	1,227,041
KT&G Corp.	21,370	1,612,868
Samsung Electronics Co. Ltd.	1,266	1,818,989
Samsung Electronics Co. Ltd., GDR	16,811	11,949,814
Samsung Heavy Industries Co. Ltd.	48,140	1,758,948
SK Innovation Co. Ltd.	11,560	1,912,760
Woori Finance Holdings Co. Ltd.	148,830	1,660,186

		33,164,404

Spain — 0.1%
Amadeus IT Holding SA (Class A Stock)	12,241	309,349
Banco Bilbao Vizcaya Argentaria SA	103,432	960,975
Ferrovial SA	21,490	319,909

		1,590,233

SEE NOTES TO FINANCIAL STATEMENTS.

A138

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

Sweden — 0.1%
Atlas Copco AB (Class A Stock)	55,231	$1,531,571
Telefonaktiebolaget LM Ericsson (Class B Stock)	150,127	1,516,470

		3,048,041

Switzerland — 1.4%
ABB Ltd.*	67,470	1,399,161
ACE Ltd.	67,928	5,420,654
Actelion Ltd.*	4,324	206,907
Allied World Assurance Co. Holdings AG	9,370	738,356
Compagnie Financiere Richemont SA (Class A Stock)	43,891	3,445,249
Credit Suisse Group AG*	69,856	1,704,931
Holcim Ltd.*	20,440	1,505,510
Nestle SA	95,828	6,252,151
Novartis AG	55,236	3,489,440
Roche Holding AG	17,930	3,625,109
SGS SA	300	666,319
Tyco International Ltd.	24,586	719,141
Zurich Insurance Group AG*	9,192	2,463,070

		31,635,998

Taiwan — 0.8%
Asustek Computer, Inc.	173,000	1,959,118
Chicony Electronics Co. Ltd.	356,000	830,153
Chipbond Technology Corp.	387,000	764,163
Hon Hai Precision Industry Co. Ltd.	484,000	1,498,135
Hon Hai Precision Industry Co. Ltd. (Class S Stock), GDR	247,528	1,515,564
Lite-On Technology Corp.	647,000	863,526
Pou Chen Corp.	587,000	618,366
Radiant Opto-Electronics Corp.	265,000	1,100,420
Realtek Semiconductor Corp.	346,000	736,797
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	413,422	7,094,322
TPK Holding Co. Ltd.	113,000	2,023,440

		19,004,004

Thailand — 0.4%
Charoen Pokphand Foods PCL, NVDR	1,596,100	1,769,014
Kasikornbank PCL	367,400	2,337,954
Krung Thai Bank PCL	2,110,650	1,362,917
PTT PCL, NVDR	232,100	2,537,394
Thai Union Frozen Products PCL, NVDR	339,700	801,597
Thanachart Capital PCL	529,300	657,727

		9,466,603

Turkey — 0.5%
Arcelik A/S	151,090	990,921
Eregli Demir ve Celik Fabrikalari TAS	567,360	784,259
Koza Altin Isletmeleri A/S	36,450	881,812
Turk Hava Yollari*	331,980	1,170,934
Turk Sise ve Cam Fabrikalari A/S	436,810	725,996
Turkiye Garanti Bankasi A/S	466,160	2,433,089
Turkiye Halk Bankasi A/S	135,390	1,334,627
Turkiye Is Bankasi (Class C Stock)	556,020	1,939,240

		10,260,878

United Kingdom — 3.8%
ARM Holdings PLC, ADR(a)	23,840	901,867
Associated British Foods PLC	14,784	377,708

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
AstraZeneca PLC	10,580	$501,386
Atrium European Real Estate Ltd.	21,897	128,619
Aviva PLC	73,454	454,532
Barclays PLC	554,974	2,410,808
BG Group PLC	281,504	4,695,456
British American Tobacco PLC	99,056	5,035,533
British Land Co. PLC	135,748	1,254,131
BT Group PLC	83,677	319,246
Burberry Group PLC	77,578	1,559,440
Centrica PLC	304,150	1,659,967
Diageo PLC	67,832	1,975,727
Diageo PLC, ADR	13,005	1,516,123
Ensco PLC (Class A Stock)	12,693	752,441
Experian PLC	114,701	1,848,637
GlaxoSmithKline PLC	134,902	2,937,142
Hammerson PLC	79,246	635,455
Helical Bar PLC	70,660	264,291
HSBC Holdings PLC, (QMTF)	295,492	3,131,277
HSBC Holdings PLC, (XHKG)	303,200	3,213,704
ICAP PLC	125,000	632,084
Imperial Tobacco Group PLC	53,692	2,081,733
Inchcape PLC	44,697	317,644
InterContinental Hotels Group PLC	60,493	1,696,254
ITV PLC	175,383	304,250
Land Securities Group PLC	50,867	678,621
Legal & General Group PLC	144,291	345,992
Marks & Spencer Group PLC	231,837	1,456,320
Meggitt PLC	152,704	956,199
Old Mutual PLC	437,780	1,272,531
Pearson PLC	61,405	1,196,885
Persimmon PLC	18,275	239,890
Petrofac Ltd	8,291	221,586
Prudential PLC	267,180	3,811,969
Rio Tinto PLC	83,752	4,884,914
Royal Dutch Shell PLC (Class A Stock), (XEQT)	148,460	5,110,053
Royal Dutch Shell PLC (Class A Stock), (XLON)	91,803	3,186,515
SABMiller PLC	29,866	1,386,121
Safestore Holdings PLC	23,343	40,953
Shire PLC	44,416	1,366,293
Spectris PLC	8,614	290,695
Standard Chartered PLC, (XHKG)	55,400	1,430,225
Standard Chartered PLC, (XLON)	147,496	3,817,177
Taylor Wimpey PLC	305,359	331,219
Tesco PLC.	291,000	1,603,004
Tullow Oil PLC	70,176	1,462,995
Unilever PLC	55,068	2,140,554
Unite Group PLC	24,195	109,670
Vodafone Group PLC	2,148,250	5,407,742
WPP PLC	143,128	2,090,993
Xstrata PLC	106,244	1,854,584

		87,299,155

United States — 32.5%
3M Co	7,940	737,229
Abbott Laboratories	27,859	1,824,765
Abercrombie & Fitch Co. (Class A Stock)	6,011	288,348
Acadia Healthcare Co., Inc.*	45,100	1,052,183
Acuity Brands, Inc.	21,083	1,427,952

SEE NOTES TO FINANCIAL STATEMENTS.

A139

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Adobe Systems, Inc.*(a)	44,811	$1,688,479
Aegerion Pharmaceuticals, Inc.*(a)	60,210	1,528,732
AGCO Corp.*	4,773	234,450
Agilent Technologies, Inc.	37,600	1,539,344
Agree Realty Corp.	15,000	401,850
Air Lease Corp.*	62,900	1,352,350
Air Products & Chemicals, Inc.	37,024	3,110,756
Airgas, Inc.	9,790	893,729
Albemarle Corp.	22,580	1,402,670
Alcoa, Inc.	47,198	409,679
Alexandria Real Estate Equities, Inc.	6,410	444,341
Alexion Pharmaceuticals, Inc.*	8,970	841,476
Alleghany Corp.*	4,600	1,542,932
Allergan, Inc.	56,562	5,188,432
Alliance Data Systems Corp.*(a)	12,300	1,780,548
Allison Transmission Holdings, Inc.(a)	60,270	1,230,713
Allstate Corp. (The)	6,773	272,071
Altera Corp.(a)	32,012	1,102,493
Altria Group, Inc.	11,383	357,654
Amazon.com, Inc.*	32,196	8,085,704
American Campus Communities, Inc.	14,300	659,659
American Eagle Outfitters, Inc.	67,830	1,391,193
American Electric Power Co., Inc.	5,342	227,997
American Express Co.	40,408	2,322,652
American International Group, Inc.*	83,495	2,947,373
American Tower Corp.	23,786	1,837,945
American Water Works Co., Inc.	4,210	156,317
Ameriprise Financial, Inc.	58,463	3,661,537
Amgen, Inc.	5,702	492,197
AmTrust Financial Services, Inc.	38,380	1,101,122
Anadarko Petroleum Corp.	33,074	2,457,729
Analog Devices, Inc.	54,437	2,289,620
Anixter International, Inc.	23,430	1,499,051
Annaly Capital Management, Inc., REIT	67,800	951,912
Apartment Investment & Management Co. (Class A Stock)	55,153	1,492,440
Apollo Global Management LLC	50,700	880,152
Apple, Inc.	55,666	29,671,648
Archer-Daniels-Midland Co.	7,862	215,340
Arthur J Gallagher & Co.	22,330	773,735
Aruba Networks, Inc.*(a)	50,610	1,050,157
Ashland, Inc.	3,129	251,603
Associated Banc-Corp.	112,400	1,474,688
AT&T, Inc.	137,563	4,637,249
Atmos Energy Corp.	29,430	1,033,582
Automatic Data Processing, Inc.	10,540	600,885
AutoZone, Inc.*	10,184	3,609,515
AvalonBay Communities, Inc.	17,350	2,352,486
Bank of America Corp.	669,021	7,760,643
Baxter International, Inc.(a)	17,469	1,164,484
BB&T Corp.	25,523	742,975
BE Aerospace, Inc.*	7,871	388,827
Becton, Dickinson and Co.	8,820	689,636
Bed Bath & Beyond, Inc.*	15,970	892,883
Belo Corp. (Class A Stock)	94,260	722,974
Berkshire Hathaway, Inc. (Class A Stock)*	17	2,279,020
Biogen Idec, Inc.*	59,987	8,798,293
BioMed Realty Trust, Inc., REIT	39,700	767,401
BlackRock, Inc.	9,848	2,035,680
BorgWarner, Inc.*	4,540	325,155

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Boston Properties, Inc., REIT	26,724	$2,827,666
Brandywine Realty Trust, REIT	19,400	236,486
Brinker International, Inc.	33,390	1,034,756
Bristol-Myers Squibb Co.	30,320	988,129
Broadcom Corp.	72,347	2,402,644
Broadcom Corp. (Class A Stock)	23,409	777,413
Camden Property Trust.	2,600	177,346
Cameron International Corp.*	13,068	737,819
Capital One Financial Corp.	75,879	4,395,671
Capitol Federal Financial, Inc.	37,300	436,037
CareFusion Corp.*	70,097	2,003,372
Carlisle Cos., Inc.	77,210	4,536,860
Caterpillar, Inc.	6,330	567,041
CBL & Associates Properties, Inc., REIT	30,900	655,389
CBS Corp. (Class B Stock)	61,485	2,339,505
Celgene Corp.*	14,339	1,128,766
CenterPoint Energy, Inc.	58,425	1,124,681
CenturyLink, Inc.	10,620	415,454
Cerner Corp.*(a)	15,116	1,173,606
CF Industries Holdings, Inc.	7,510	1,525,731
Charles Schwab Corp. (The)	121,250	1,741,150
Cheniere Energy, Inc.*(a)	14,649	275,108
Chevron Corp.	60,173	6,507,108
Chubb Corp. (The)	26,710	2,011,797
CIGNA Corp.	14,838	793,239
Cimarex Energy Co.	27,340	1,578,338
Cincinnati Financial Corp.	11,060	433,110
Cinemark Holdings, Inc.	20,360	528,953
Cisco Systems, Inc.	279,277	5,487,793
Citigroup, Inc.	202,291	8,002,632
Citrix Systems, Inc.*	27,433	1,803,720
City National Corp.(a)	11,500	569,480
Clear Channel Outdoor Holdings, Inc. (Class A Stock)*	56,470	396,419
Clorox Co. (The)	5,586	409,007
CME Group, Inc.	29,670	1,504,566
CMS Energy Corp.(a)	79,840	1,946,499
Coach, Inc.(a)	38,179	2,119,316
Coastal Energy Co.*	13,687	274,648
Coca-Cola Co. (The)	89,139	3,231,289
Cognizant Technology Solutions Corp. (Class A Stock)*	36,674	2,715,709
Colgate-Palmolive Co.	5,660	591,696
Colonial Properties Trust, REIT	27,500	587,675
Comcast Corp. (Class A Stock)	119,120	4,452,706
Compass Minerals International, Inc	8,100	605,151
Concho Resources, Inc.*	35,570	2,865,519
ConocoPhillips	27,460	1,592,405
Continental Resources, Inc.*	8,060	592,329
Costco Wholesale Corp.	11,110	1,097,335
Cousins Properties, Inc.	88,670	740,395
Cracker Barrel Old Country Store, Inc	8,600	552,636
Crown Holdings, Inc.*	56,942	2,096,035
CSX Corp	51,757	1,021,166
CubeSmart(a)	24,900	362,793
Cummins, Inc.(a)	20,143	2,182,494
CVS Caremark Corp.	8,256	399,178
D.R. Horton, Inc.	11,058	218,727
Danaher Corp.	5,323	297,556
DaVita HealthCare Partners, Inc.*	5,279	583,488

SEE NOTES TO FINANCIAL STATEMENTS.

A140

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
DealerTrack Holdings, Inc.*	41,300	$1,186,136
Dean Foods Co.*	66,700	1,101,217
Deckers Outdoor Corp.*	19,850	799,359
Devon Energy Corp.	93,270	4,853,771
DiamondRock Hospitality Co., REIT	44,200	397,800
Digital Realty Trust, Inc.(a)	14,100	957,249
DIRECTV*	52,110	2,613,838
Discover Financial Services	7,500	289,125
Discovery Communications, Inc. (Class A Stock)*	4,106	260,649
DISH Network Corp. (Class A Stock)	37,170	1,352,988
Dollar Tree, Inc.*	1,360	55,162
Douglas Emmett, Inc., REIT	15,500	361,150
Dover Corp.	25,530	1,677,576
Dow Chemical Co. (The)(a)	12,450	402,384
Dr. Pepper Snapple Group, Inc.(a)	22,335	986,760
Dril-Quip, Inc.*	20,460	1,494,603
Duke Realty Corp., REIT	22,600	313,462
Dunkin’ Brands Group, Inc.	18,440	611,839
Dynegy, Inc.(a)	12,736	243,640
E.I. du Pont de Nemours & Co.	23,764	1,068,667
East West Bancorp, Inc.	7,284	156,533
Eastman Chemical Co.	5,692	387,341
eBay, Inc.*	83,857	4,278,384
Edison International	6,400	289,216
Eli Lilly & Co.	7,810	385,189
EMC Corp.*	106,306	2,689,542
Emerson Electric Co.	85,404	4,522,995
Energen Corp.	36,750	1,657,057
Entercom Communications Corp. (Class A Stock)*(a)	70,547	492,418
EOG Resources, Inc.	7,553	912,327
Equifax, Inc.	27,970	1,513,736
Equity One, Inc.	9,900	207,999
Equity Residential	55,150	3,125,351
Essex Property Trust, Inc.(a)	3,700	542,605
Estee Lauder Cos., Inc. (The) (Class A Stock)	11,340	678,812
EverBank Financial Corp.	23,600	351,876
Excel Trust, Inc., REIT	43,700	553,679
Exelon Corp.	18,308	544,480
Expedia, Inc	27,947	1,717,343
Express, Inc.*	23,512	354,796
Extra Space Storage, Inc., REIT	25,400	924,306
Exxon Mobil Corp.	106,812	9,244,579
F5 Networks, Inc.*	17,690	1,718,583
Federal Realty Investment Trust	4,900	509,698
Fidelity National Financial, Inc.	11,998	282,553
Fifth Third Bancorp.	21,407	325,172
First Republic Bank	63,280	2,074,318
FleetCor Technologies, Inc.*	28,200	1,512,930
Flowserve Corp.	2,519	369,789
Fluor Corp.	72,273	4,245,316
FMC Corp.	44,160	2,584,243
FMC Technologies, Inc.*	13,460	576,492
Foot Locker, Inc.	8,550	274,626
Ford Motor Co.(a)	30,910	400,285
Fortune Brands Home & Security, Inc.*	49,400	1,443,468
Franklin Resources, Inc.	11,320	1,422,924
Fusion-io, Inc.*(a)	31,200	715,416

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Gannett Co., Inc.(a)	35,144	$632,943
Gap, Inc. (The)	34,030	1,056,291
Gardner Denver, Inc.	4,309	295,167
Generac Holdings, Inc.(a)	33,350	1,144,239
General Electric Co.	51,717	1,085,540
General Growth Properties, Inc.	23,900	474,415
General Mills, Inc.	21,364	863,319
General Motors Co.*(a)	40,579	1,169,893
Genuine Parts Co.	44,335	2,818,819
Georgia Gulf Corp.	4,832	199,465
Gilead Sciences, Inc.*	49,477	3,634,086
Goldman Sachs Group, Inc. (The)	9,730	1,241,159
Google, Inc. (Class A Stock)*	18,913	13,416,315
Greenhill & Co., Inc.(a)	9,200	478,308
Halliburton Co.	24,481	849,246
Hanesbrands, Inc.*	30,625	1,096,987
Harley-Davidson, Inc.	53,480	2,611,963
Hartford Financial Services Group, Inc. (The)	116,335	2,610,558
HCP, Inc., REIT	72,800	3,289,104
Health Care REIT, Inc., REIT	19,500	1,195,155
Helmerich & Payne, Inc.(a)	5,766	322,954
Herman Miller, Inc.	47,330	1,013,809
Hershey Co. (The)(a)	10,451	754,771
Hess Corp.	5,787	306,480
Hewlett-Packard Co.	103,189	1,470,443
HFF, Inc. (Class A Stock)	41,916	624,548
Highwoods Properties, Inc.	12,300	411,435
Home Depot, Inc. (The)	179,441	11,098,426
Honeywell International, Inc.	9,330	592,175
Host Hotels & Resorts, Inc.(a)	100,300	1,571,701
Humana, Inc.	56,112	3,850,967
IDEXX Laboratories, Inc.*	9,530	884,384
Illinois Tool Works, Inc.	11,740	713,909
Infoblox, Inc.*	36,700	659,499
IntercontinentalExchange, Inc.*	2,123	262,849
International Business Machines Corp.	8,137	1,558,643
Intuit, Inc.	13,290	790,755
Intuitive Surgical, Inc.*	1,780	872,859
J.B. Hunt Transport Services, Inc.	47,220	2,819,506
J.M. Smucker Co. (The)	5,990	516,578
Janus Capital Group, Inc.	73,290	624,431
Jarden Corp.*	37,990	1,964,083
Johnson & Johnson(a)	68,047	4,770,095
Johnson Controls, Inc.	82,305	2,526,764
Joy Global, Inc.	22,980	1,465,664
Kimco Realty Corp.(a)	72,850	1,407,462
Kinder Morgan, Inc.	87,791	3,101,656
KLA-Tencor Corp.	16,925	808,338
Kohl’s Corp.	48,260	2,074,215
Kraft Foods Group, Inc.	9,007	409,548
Laboratory Corp. of America Holdings*(a)	12,700	1,100,074
Lam Research Corp.*	51,905	1,875,328
Las Vegas Sands Corp.	31,700	1,463,272
LaSalle Hotel Properties, REIT	18,500	469,715
Legg Mason, Inc.	36,020	926,434
Lennar Corp. (Class A Stock)(a)	8,865	342,810
Liberty Property Trust, REIT	19,200	686,784
Limited Brands, Inc.	26,107	1,228,595
Linear Technology Corp.	59,600	2,044,280

SEE NOTES TO FINANCIAL STATEMENTS.

A141

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
LinkedIn Corp. (Class A Stock)*(a)	26,149	$3,002,428
Loews Corp.	81,620	3,326,015
Lorillard, Inc.	8,092	944,094
Lowe’s Cos., Inc.	37,284	1,324,328
Lululemon Athletica, Inc.*(a)	13,969	1,064,857
M&T Bank Corp.	49,450	4,869,341
Macerich Co. (The)	16,650	970,695
Mack-Cali Realty Corp., REIT	26,000	678,860
Macy’s, Inc.	9,307	363,159
Marathon Oil Corp.	12,637	387,450
Marathon Petroleum Corp.	20,894	1,316,322
Marriott International, Inc. (Class A Stock)	30,520	1,137,480
Martin Marietta Materials, Inc.	11,680	1,101,190
Masco Corp.	70,901	1,181,211
MasterCard, Inc. (Class A Stock)	11,392	5,596,662
McDonald’s Corp.	14,914	1,315,564
McGraw-Hill Cos., Inc. (The)	14,272	780,250
McKesson Corp.	16,450	1,594,992
MeadWestvaco Corp.	52,080	1,659,790
Merck & Co., Inc.	232,202	9,506,350
MetLife, Inc.	105,574	3,477,608
Mettler-Toledo International, Inc.*	1,693	327,257
MICROS Systems, Inc.*	26,290	1,115,748
Microsoft Corp.	293,185	7,836,835
Mid-America Apartment Communities, Inc.(a)	15,090	977,077
Molex, Inc.(a)	15,950	435,913
Mondelez International, Inc. (Class A Stock) .	68,891	1,754,654
Monster Beverage Corp.*	8,210	434,145
Moody’s Corp.	37,100	1,866,872
Morgan Stanley	110,590	2,114,481
Mosaic Co. (The)	5,060	286,548
Motorola Solutions, Inc.	6,944	386,642
MSC Industrial Direct Co., Inc. (Class A Stock)	29,300	2,208,634
Mylan, Inc.*	14,983	411,733
National Bank Holdings Corp.	23,900	453,861
National Healthcare Corp.	23,500	1,104,970
National Oilwell Varco, Inc.	20,080	1,372,468
National Retail Properties, Inc.	51,630	1,610,856
NetApp, Inc.*(a)	27,840	934,032
NextEra Energy, Inc.	45,856	3,172,776
NiSource, Inc.	35,695	888,449
Nordstrom, Inc.	31,240	1,671,340
Norfolk Southern Corp.	16,580	1,025,307
Northeast Utilities	38,503	1,504,697
Northern Trust Corp.	30,367	1,523,209
NorthWestern Corp.	19,300	670,289
Nuance Communications, Inc.*(a)	76,960	1,717,747
NuStar GP Holdings LLC(a)	35,928	994,846
NV Energy, Inc.	37,928	688,014
Occidental Petroleum Corp.	56,895	4,358,726
Oceaneering International, Inc.	26,500	1,425,435
Ocwen Financial Corp.*	10,500	363,195
Old Dominion Freight Line, Inc.*	37,950	1,300,926
Old Republic International Corp.	71,500	761,475
ONEOK, Inc.	9,360	400,140
Onyx Pharmaceuticals, Inc.*(a)	40,266	3,041,290
OpenTable, Inc.*(a)	28,200	1,376,160
Oracle Corp.	52,250	1,740,970

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
PACCAR, Inc.	70,577	$3,190,786
Pall Corp.	35,700	2,151,282
Palo Alto Networks, Inc.*(a)	11,004	588,934
Patterson-UTI Energy, Inc.(a)	88,000	1,639,440
PBF Energy, Inc.	15,700	456,085
Peabody Energy Corp.(a)	49,507	1,317,381
Penn National Gaming, Inc.*(a)	22,940	1,126,583
Pennsylvania Real Estate Investment Trust	4,900	86,436
Pentair Ltd.	25,996	1,277,704
People’s United Financial, Inc.	94,340	1,140,571
PepsiCo, Inc.	24,397	1,669,487
PetSmart, Inc.	29,450	2,012,613
Pfizer, Inc.	365,401	9,164,257
PG&E Corp.	46,190	1,855,914
Philip Morris International, Inc.	31,631	2,645,617
Phillips 66	15,600	828,360
Pier 1 Imports, Inc.	14,961	299,220
PNC Financial Services Group, Inc.	10,400	606,424
Post Properties, Inc.	14,400	719,280
PPG Industries, Inc.	16,259	2,200,656
Praxair, Inc.	4,990	546,155
Precision Castparts Corp.	13,900	2,632,938
priceline.com, Inc.*	4,314	2,679,857
ProAssurance Corp.	28,000	1,181,320
Procter & Gamble Co. (The)	68,387	4,642,793
ProLogis, Inc.	74,800	2,729,452
Public Storage	22,300	3,232,608
Pulte Group, Inc.*(a)	9,007	163,567
QEP Resources, Inc.	30,250	915,667
QUALCOMM, Inc.	89,437	5,546,883
Quanta Services, Inc.*	12,919	352,560
Rackspace Hosting, Inc.*(a)	35,030	2,601,678
Ralph Lauren Corp.	3,110	466,251
Range Resources Corp.	17,200	1,080,676
Rayonier, Inc.(a)	22,560	1,169,285
Raytheon Co.	5,849	336,668
Red Hat, Inc.*	28,520	1,510,419
Regal-Beloit Corp.	9,930	699,767
Regency Centers Corp., REIT	8,950	421,724
Regeneron Pharmaceuticals, Inc.*(a)	15,410	2,636,189
Regions Financial Corp.	39,942	284,387
Reliance Steel & Aluminum Co.	27,320	1,696,572
Republic Services, Inc.	25,080	735,596
Rexnord Corp.(a)	60,010	1,278,213
RLJ Lodging Trust	69,000	1,336,530
Rock-Tenn Co. (Class A Stock)	21,740	1,519,843
Rockwell Automation, Inc.	14,400	1,209,456
Ross Stores, Inc.	9,071	491,195
Rush Enterprises, Inc. (Class A Stock)*	42,600	880,542
Ryder System, Inc.	5,789	289,045
salesforce.com, Inc.*(a)	16,330	2,745,073
Scotts Miracle-Gro Co. (The) (Class A Stock)	9,000	396,450
Sempra Energy	63,278	4,488,941
Sherwin-Williams Co. (The)	31,280	4,811,490
Silgan Holdings, Inc.	46,640	1,939,758
Simon Property Group, Inc., REIT	49,724	7,860,867
SL Green Realty Corp., REIT	11,450	877,643
Snap-on, Inc.	11,044	872,366
SolarWinds, Inc.*	24,360	1,277,682

SEE NOTES TO FINANCIAL STATEMENTS.

A142

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Solera Holdings, Inc.	5,800	$310,126
Southern Co. (The)	53,800	2,303,178
Southwestern Energy Co.*	34,750	1,160,997
Spectra Energy Corp.	16,520	452,318
Splunk, Inc.*(a)	36,146	1,048,957
Sprint Nextel Corp.*	41,215	233,689
SPX Corp.	9,099	638,295
Starbucks Corp.	28,530	1,529,779
Starwood Hotels & Resorts Worldwide, Inc.	15,834	908,238
State Street Corp.	14,359	675,017
Sunstone Hotel Investors, Inc.*	28,000	299,880
SunTrust Banks, Inc.	120,381	3,412,801
SVB Financial Group*	2,292	128,283
Symantec Corp.*	18,167	341,721
T. Rowe Price Group, Inc.	60,042	3,910,535
Target Corp.	57,227	3,386,122
Taubman Centers, Inc.	8,600	676,992
TD Ameritrade Holding Corp.(a)	90,250	1,517,103
Telephone & Data Systems, Inc.	13,900	307,746
Teradata Corp.*	16,640	1,029,850
Tesla Motors, Inc.*(a)	30,900	1,046,583
Texas Capital Bancshares, Inc.*(a)	5,255	235,529
Thermo Fisher Scientific, Inc.	4,436	282,928
TIBCO Software, Inc.*	36,200	796,762
Tidewater, Inc.	23,270	1,039,704
Tiffany & Co.	9,137	523,916
Time Warner Cable, Inc.	43,414	4,219,407
Time Warner, Inc.	114,761	5,489,018
TJX Cos., Inc. (The)	62,425	2,649,941
Toro Co. (The)	21,520	924,930
TransDigm Group, Inc.	7,880	1,074,517
Travelers Cos., Inc. (The)	48,381	3,474,724
Tupperware Brands Corp.	9,650	618,565
U.S. Bancorp	141,446	4,517,785
UDR, Inc., REIT	34,400	818,032
UGI Corp.	8,180	267,568
Umpqua Holdings Corp.	25,800	304,182
Union Pacific Corp.	42,050	5,286,526
United Parcel Service, Inc. (Class B Stock)	4,950	364,963
United Technologies Corp.	87,093	7,142,497
UnitedHealth Group, Inc.	131,104	7,111,081
Unum Group	63,240	1,316,657
Valero Energy Corp	52,761	1,800,206
Ventas, Inc., REIT	37,478	2,425,576
Verizon Communications, Inc.	84,689	3,664,493
Vertex Pharmaceuticals, Inc.*	23,775	997,123
VF Corp.(a)	32,111	4,847,797
Virgin Media, Inc.(a)	11,150	409,763
Visa, Inc. (Class A Stock)	37,320	5,656,966
VMware, Inc. (Class A Stock)*(a)	4,950	465,993
Vornado Realty Trust	14,600	1,169,168
W.R. Berkley Corp.	15,180	572,893
W.W. Grainger, Inc.	10,306	2,085,625
Walgreen Co.	43,120	1,595,871
Wal-Mart Stores, Inc.	7,050	481,021
Walt Disney Co. (The)	70,029	3,486,744
Walter Energy, Inc.	6,265	224,788
Waste Connections, Inc.	77,010	2,602,168
Watsco, Inc.	14,200	1,063,580
Watson Pharmaceuticals, Inc.*	19,000	1,634,000

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Weingarten Realty Investors, REIT	17,050	$456,429
Wells Fargo & Co.	452,151	15,454,522
Westamerica Bancorporation	8,600	366,274
Whirlpool Corp.	3,426	348,595
Whole Foods Market, Inc.	15,300	1,397,349
Williams Cos., Inc. (The)	36,574	1,197,433
Williams-Sonoma, Inc.	58,042	2,540,498
Wisconsin Energy Corp.	21,660	798,171
Wolverine World Wide, Inc.	26,400	1,081,872
Workday, Inc.	8,900	485,050
Xilinx, Inc.	17,673	634,461
Yum! Brands, Inc.	12,974	861,474
Zions Bancorporation(a)	8,807	188,470

		743,706,449

TOTAL COMMON STOCKS (cost $1,195,701,271)		1,246,954,298

PREFERRED STOCKS — 1.0%
Brazil — 0.4%
Companhia de Bebidas das Americas, ADR (PRFC)	101,240	4,251,068
Itau Unibanco Holding SA, ADR (PRFC),	199,080	3,276,857
Vale SA, ADR (PRFC)(a)	125,470	2,547,041

		10,074,966

Germany — 0.3%
Henkel AG & Co. KGaA	16,947	1,394,255
Volkswagen AG (PRFC)	20,844	4,782,662

		6,176,917

United Kingdom
AngloGold Ashanti Holdings Finance PLC, CVT, 6.000%(a)	3,950	147,611

United States — 0.3%
Ally Financial, Inc., 144A, 7.000%	395	387,976
CBL & Associates Properties, Inc., Series D, REIT, 7.375%	31,000	776,550
Citigroup Capital XIII, 7.880%	5,300	147,870
CommonWealth REIT, Series E, 7.250%	35,000	882,700
CubeSmart, Series A, REIT, 7.500%	32,500	846,625
General Motors Co., Series B, CVT, 4.750%	7,000	308,910
Glimcher Realty Trust, Series G, REIT, 8.125%	40,000	1,006,800
MetLife, Inc., CVT, 5.000%	3,000	133,410
PPL Corp., CVT, 8.750%	3,000	161,190
SL Green Realty Corp., Series C, REIT, 7.625%	46,600	1,169,194
Stanley Black & Decker, Inc., 4.750%	2,000	241,440
Sunstone Hotel Investors, Inc., Series A, REIT, 8.000%	46,900	1,163,589

		7,226,254

TOTAL PREFERRED STOCKS (cost $21,954,723)		23,625,748

SEE NOTES TO FINANCIAL STATEMENTS.

A143

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES — 2.2%
ACE Securities Corp.,
Series 2003-OP1, Class M1
1.260%(c)	12/25/33	Ba3	$165	$156,895
Series 2004-0P1, Class M2
1.785%(c)	04/25/34	Caa3	1,243	983,710
AmeriCredit Automobile Receivables Trust,
Series 2012-4, Class A3
0.670%	06/08/17	AAA(d)	373	373,172
Series 2012-5, Class A3
0.620%	06/08/17	AAA(d)	213	213,005
Ameriquest Mortgage Securities, Inc.,
Series 2004-R1, Class M2
1.080%(c)	02/25/34	Caa1	957	732,038
Argent Securities, Inc.,
Series 2003-W7, Class M2
2.835%(c)	03/25/34	Caa3	367	321,332
Bear Stearns Asset Backed Securities Trust,
Series 2004-AC1, Class A2
1.210%(c)	03/25/34	Baa2	1,051	955,367
CarMax Auto Owner Trust,
Series 2012-3, Class A2
0.430%	09/15/15	Aaa	498	498,206
Centex Home Equity,
Series 2004-A, Class M1
0.810%(c)	01/25/34	Ba1	1,877	1,611,788
Series 2005-A, Class M1
0.690%(c)	01/25/35	A1	1,660	1,461,019
Chase Funding Loan Acquisition Trust,
Series 2004-AQ1, Class M1
0.940%(c)	05/25/34	Ba1	2,374	2,051,333
CNH Equipment Trust,
Series 2012-C, Class A3
0.570%	12/15/17	Aaa	812	812,215
Countrywide Asset-Backed Certificates,
Series 2003-BC6, Class M2
1.935%(c)	10/25/33	Caa2	852	712,709
Series 2004-BC1, Class M3
2.310%(c)	10/25/33	Ca	248	216,271
Series 2004-ECC2, Class M5
2.085%(c)	10/25/34	C	922	727,761
Series 2004-SD2, Class M1, 144A
0.830%(c)	06/25/33	Baa2	785	750,950
Series 2005-11, Class AF3
4.778%(c)	02/25/36	Caa1	1,037	928,005
CPS Auto Trust,
Series 2012-C, Class A, 144A
1.820%	12/16/19	A2	335	335,700
Series 2012-D, Class A, 144A
1.480%	03/16/20	A2	285	284,916
Credit Acceptance Auto Loan Trust,
Series 2012-2A, Class A, 144A
1.520%	03/15/20	AAA(d)	317	317,088
Equity One ABS, Inc.,
Series 2003-4, Class M1
5.369%	10/25/34	B1	1,107	945,129
Exeter Automobile Receivables Trust,
Series 2012-2A, Class A, 144A
1.300%	06/15/17	AA(d)	404	404,851

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Ford Credit Auto Owner Trust,
Series 2012-D, Class A3
0.510%	04/15/17	AAA(d)	$484	$483,841
Fremont Home Loan Trust,
Series 2004-2, Class M2
1.140%(c)	07/25/34	B1	1,261	1,144,265
GE Equipment Midticket LLC,
Series 2012-1, Class A2
0.470%	01/22/15	AAA(d)	700	700,146
GSAMP Trust,
Series 2004-NC2, Class M1
0.910%(c)	10/25/34	BB-(d)	1,209	988,755
Series 2007-SEA1, Class A, 144A
0.510%(c)	12/25/36	B2	826	663,449
HLSS Servicer Advance Receivables Backed Notes,
Series 2012-T2, Class A1, 144A
1.340%	10/15/43	AAA(d)	163	163,407
Series 2012-T2, Class A2, 144A
1.990%	10/15/45	AAA(d)	171	173,458
Home Equity Asset Trust,
Series 2004-6, Class M2
1.110%(c)	12/25/34	B2	708	641,636
Huntington Auto Trust,
Series 2012-2, Class A2
0.380%	09/15/15	Aaa	412	412,259
John Deere Owner Trust,
Series 2012-B, Class A3
0.530%	07/15/16	Aaa	1,545	1,545,293
Lake Country Mortgage Loan Trust,
Series 2006-HE1, Class A4, 144A
0.580%(c)	07/25/34	Aaa	1,640	1,618,838
Lehman XS Trust,
Series 2005-5N, Class 3A1A
0.510%(c)	11/25/35	B3	2,832	2,312,529
Long Beach Mortgage Loan Trust,
Series 2003-4, Class M2
2.835%(c)	08/25/33	Caa3	257	229,947
Series 2004-1, Class M3
1.260%(c)	02/25/34	B3	1,456	1,253,350
MASTR Asset Backed Securities Trust,
Series 2003-NC1, Class M5
6.210%(c)	04/25/33	Caa3	409	388,781
Series 2005-NC1, Class M2
0.960%(c)	12/25/34	Baa3	2,000	1,868,864
Mercedes-Benz Auto Receivables Trust,
Series 2012-1, Class A3
0.470%	10/17/16	Aaa	2,077	2,074,640
Nationstar Mortgage LLC,
Series 2004-1, Class A3
0.710%(c)	07/25/34	Baa2	810	740,837
New Century Home Equity Loan Trust,
Series 2003-4, Class M2
2.940%(c)	10/25/33	B3	2,054	1,946,177
Series 2003-6, Class M1
1.290%(c)	01/25/34	Ba3	1,180	1,051,664
Option One Mortgage Loan Trust,
Series 2003-1, Class M2
3.135%(c)	02/25/33	Ca	372	346,968
Series 2003-2, Class M1
1.185%(c)	04/25/33	B1	1,344	1,134,470

SEE NOTES TO FINANCIAL STATEMENTS.

A144

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Series 2003-3, Class M1
1.185%(c)	06/25/33	B1	$1,250	$1,068,308
Series 2004-2, Class M2
1.785%(c)	05/25/34	Caa3	539	458,422
RAMP Trust,
Series 2004-RS9, Class MII1
1.185%(c)	09/25/34	B3	1,640	1,535,161
RASC Trust,
Series 2005-KS2, Class M1
0.640%(c)	03/25/35	Caa3	1,520	1,325,857
Renaissance Home Equity Loan Trust,
Series 2003-2, Class M2A
2.210%(c)	08/25/33	Ca	557	444,676
Series 2003-3, Class A
0.710%(c)	12/25/33	A2	266	253,264
Series 2003-3, Class M1
0.940%(c)	12/25/33	Ba3	1,770	1,644,518
Santander Drive Auto Receivables Trust,
Series 2012-6, Class A2
0.470%	09/15/15	Aaa	1,155	1,155,024
Saxon Asset Securities Trust,
Series 2003-2, Class M2
2.835%(c)	06/25/33	Ca	289	221,760
Stanwich Mortgage Loan Trust,
Series 2012-NPL4, Class A, 144A
2.981%	09/15/42	NR	482	483,270
Structured Asset Investment Loan Trust,
Series 2003-BC3, Class M1
1.635%(c)	04/25/33	BB(d)	590	571,534
Series 2003-BC10, Class A4
1.210%(c)	10/25/33	A+(d)	971	858,400
Series 2004-8, Class M2
1.140%(c)	09/25/34	B3	835	788,654
Volkswagen Auto Loan Enhanced Trust,
Series 2012-2, Class A2
0.330%	07/20/15	Aaa	368	368,016

TOTAL ASSET-BACKED SECURITIES (cost $47,801,939)				48,853,898

BANK LOANS(c) — 0.2%
United States
Arch Coal, Inc.,
Term Loan
5.750%	05/16/18	Ba3	25	25,160
Arizona Chemical U.S., Inc.,
Term Loan
7.250%	12/22/17	Ba3	74	74,533
Avaya, Inc.,
Term Loan B-3
4.927%	10/26/14	B1	249	218,877
AZ Chem US, Inc.,
Term B-3 Loan
7.250%	12/22/17	Ba3	17	17,267
Caesars Entertainment Operating Co., Inc.,
Term B-6 Loan
5.494%	01/28/18	B2	400	356,500
Term Loan B-1
3.210%	01/28/15	B2	57	56,447
Term Loan B-2
3.210%	01/28/15	B2	6	6,343

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

BANK LOANS(c) (continued)
United States (continued)
3.311%	01/28/15	B2	$—	(r)	$159
Term Loan B-3
3.210%	01/28/15	B2	16		15,657
CCM Merger, Inc.,
Term Loan
7.000%	03/01/16	B2	99		98,680
CDW LLC/CDW Finance Corp.,
Extended Term Loan
4.000%	07/15/17	B1	100		99,450
Ceridian Corp.,
Extended U.S. Term Loan
5.995%	05/30/17	B1	100		99,732
Clear Channel Communications, Inc.,
Tranche Term Loan B
3.871%	01/29/16	Caa1	218		179,680
First Data Corp.,
2018 Dollar Term Loan
4.217%	03/23/18	B1	190		180,479
FMG Resources Pty Ltd.,
Term Loan
5.250%	10/12/17	Ba1	155		155,772
Freescale Semiconductor, Inc.,
Tranche Term Loan B-1
4.472%	12/01/16	B1	220		215,050
Greektown Superholdings, Inc.,
Loan
6.750%	12/11/18	B2	25		24,948
Gymboree Corp.,
Term Loan 2011
5.000%	02/23/18	B2	218		199,938
Interactive Data Corp.,
Term Loan B
4.500%	02/11/18	Ba3	100		100,395
IntraWest Holdings S.A.R.L.,
Term Loan (First Lien)
7.000%	12/03/17	B+(d)	33		32,857
7.000%	12/03/17	B+(d)	17		17,226
Landry’s, Inc.,
Term Loan B
6.000%	04/24/18	B1	20		19,965
Lawson,
Tranche B-2 Term Loan
5.250%	04/05/18	Ba3	75		75,427
NXP BV/NXP Funding LLC,
Tranche Loan A-2
5.500%	03/04/17	B3	199		202,536
Ocwen Financial Corp.,
Initial Term Loan
7.000%	09/01/16	B1	49		49,530
Par Pharmaceutical, Inc.,
Term Loan B
5.500%	01/01/18	B1	75		74,750
Patriot Coal Corp.,
Term Loan (DIP)
9.250%	10/02/13	NR	25		25,078
9.500%	11/02/13	B3	50		50,157
Payless,
Term Loan
7.250%	09/28/19	B1	25		25,281

SEE NOTES TO FINANCIAL STATEMENTS.

A145

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

BANK LOANS(c) (continued)
United States (continued)
Petrologistics,
Loan
7.000%	03/29/17	B1	$99		$100,618
RedPrairie,
Loan
6.750%	12/14/18	B1	114		114,143
Reynolds Group Holdings, Inc.,
U.S. Term Loan
4.750%	09/28/18	B1	133		134,535
Styron S.A.R.L.,
Term Loan B
8.000%	08/02/17	B1	150		145,899
Summitt Materials, LLC,
Term Loan
6.000%	01/30/19	B1	84		84,894
SUPERVALU, Inc.,
Loan
8.000%	08/03/18	B1	174		176,486
Texas Competitive Electric Holdings Co. LLC,
2017 Term Loan (Non-Extending)
4.772%	10/10/17	Caa1	364		241,677
4.810%	10/10/17	Caa1	110		73,103
4.938%	10/10/17	Caa1	76		50,579
Univision Communications, Inc.,
Extended Term Loan (First Lien)
4.466%	03/31/17	B2	520		510,634
Visant Corp.,
Tranche Term Loan B
5.250%	12/22/16	Ba3	98		88,598
WMG Acquisition Group,
Initial Term Loan
5.250%	11/01/18	B1	71		72,044
Zayo Group LLC/Zayo Capital, Inc.,
Term Loan
5.250%	07/02/19	B1	—	(r)	177
7.250%	06/15/19	B1	69		70,235

TOTAL BANK LOANS (cost $4,571,327)					4,561,496

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.7%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 144A
2.509%(c)	11/15/15	NR	641		639,517
BB-UBS Trust,
Series 2012-TFT, Class A, 144A
2.892%	06/05/30	AAA(d)	1,030		1,047,181
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW13, Class AM
5.582%(c)	09/11/41	A(d)	905		1,010,929
Series 2007-PW16, Class AM
5.715%(c)	06/11/40	A2	530		596,618
CD 2005-CD1 Commercial Mortgage Trust,
Series 2005-CD1, Class AJ
5.219%(c)	07/15/44	A3	765		807,113
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-10, Class 12A1
5.250%	11/25/20	Caa1	229		231,837

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-C1, Class AJ
5.075%(c)	02/15/38	Aa2	$330	$348,386
CW Capital Cobalt Ltd.,
Series 2006-C1, Class AM
5.254%	08/15/48	BB+(d)	685	728,526
DBRR Trust,
Series 2012-EZ1, Class A, 144A
0.946%	09/25/45	Aaa	283	283,206
Fannie Mae-Aces,
Series 2012-M8, Class ASQ3
1.801%	12/25/19	Aaa	770	790,105
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class AM
5.867%(c)	07/10/38	Aa3	860	967,509
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP8, Clas A4
5.399%	05/15/45	Aaa	400	459,255
LB-UBS Commercial Mortgage Trust,
Series 2007-C1, Class AM
5.455%	02/15/40	BB-(d)	780	876,529
Series 2007-C6, Class A4
5.858%(c)	07/15/40	Aaa	540	644,646
Series 2007-C7, Class A3
5.866%(c)	09/15/45	AA-(d)	540	643,803
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2007-9, Class A4
5.700%	09/12/49	A+(d)	650	762,262
Morgan Stanley Capital I Trust,
Series 2005-HQ7, Class AM
5.208%(c)	11/14/42	Aaa	120	131,984
Series 2006-HQ10, Class AM
5.360%	11/12/41	A2	1,000	1,115,177
Series 2006-IQ12, Class AMFX
5.370%	12/15/43	BBB(d)	635	705,148
Morgan Stanley Capital I, Inc.,
Series 2006-IQ12, Class AM
5.370%	12/15/43	BBB(d)	685	759,848
NorthStar Mortgage Trust,
Series 2012-1, Class A, 144A
1.410%(c)	08/25/29	Aaa	359	358,827
VNO Mortgage Trust,
Series 2012-6AVE, Class A, 144A
2.996%	11/15/30	AAA(d)	505	521,241
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4
5.293%(c)	12/15/44	Aaa	1,200	1,338,138
Series 2006-C27, Class A3
5.765%(c)	07/15/45	Aaa	540	614,524

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $16,282,439)				16,382,309

SEE NOTES TO FINANCIAL STATEMENTS.

A146

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS — 3.7%
Australia
Paladin Energy Ltd.,
Sr. Unsec’d. Notes
6.000%	04/30/17	NR		$200	$179,600

Austria — 0.1%
Steinhoff Finance Holding GmbH,
Gtd. Notes
4.500%	03/31/18	NR	EUR	300	410,639
5.000%	05/22/16	NR	EUR	750	1,108,270

					1,518,909

Belgium — 0.1%
Groupe Bruxelles Lambert SA,
Sr. Unsec’d. Notes
0.125%	09/21/15	NR	EUR	800	1,059,979
Nyrstar,
Sr. Unsec’d. Notes
7.000%	07/10/14	NR	EUR	100	143,611

					1,203,590

British Virgin Islands — 0.1%
Billion Express Investments Ltd.,
Gtd. Notes
0.750%	10/18/15	NR		1,500	1,588,500
New Ford Capital Ltd.,
Gtd. Notes
3.332%(s)	05/12/16	NR		400	400,000
Power Regal Group Ltd.,
Gtd. Notes
2.250%	06/02/14	NR	HKD	800	126,025

					2,114,525

Canada — 0.1%
GoldCorp., Inc.,
Sr. Unsec’d. Notes
2.000%	08/01/14(a)	BBB+(d)		902	995,019
Petrominerales Ltd.,
Sr. Unsec’d. Notes
2.625%	08/25/16	NR		200	194,200

					1,189,219

Cayman Islands — 0.1%
Agile Property Holdings Ltd.,
Sr. Sec’d. Notes
4.000%	04/28/16	NR		1,100	1,127,500
Polarcus Ltd.,
Sr. Sec’d. Notes
2.875%	04/27/16	NR		300	307,260
Shui On Land Ltd.,
Sr. Unsec’d. Notes
4.500%	09/29/15	NR	CNY	2,100	353,882
Soho China Ltd.,
Sr. Unsec’d. Notes
3.750%	07/02/14	NR	HKD	2,700	427,772
TPK Holding Co Ltd.,
Sr. Unsec’d. Notes
0.775%(s)	04/20/14	NR		400	392,000

					2,608,414

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS (continued)
Cyprus
Holdgrove Ltd.,
Sr. Unsec’d. Notes
1.000%	09/24/17	BB+(d)		$400	$404,436

France — 0.4%
Air France-KLM,
Gtd. Notes
4.970%	04/01/15	NR	EUR	39	650,640
Alcatel-Lucent France,
Sr. Unsec’d. Notes
5.000%	01/01/15	Caa1	EUR	210	887,147
AXA SA,
Sub. Notes
3.750%	01/01/17	A3	EUR	100	353,854
BNP Paribas SA,
Sr. Unsec’d. Notes
0.250%	09/21/15	NR	EUR	800	1,100,317
Faurecia,
Sr. Unsec’d. Notes
3.250%	01/01/18	B2	EUR	1,400	348,337
Fonciere Des Regions,
Sr. Unsec’d. Notes, REIT
3.340%	01/01/17	NR	EUR	369	443,808
Misarte,
Gtd. Notes
3.250%	01/01/16	NR	EUR	300	663,966
Peugeot SA,
Sr. Unsec’d. Notes
4.450%	01/01/16	Ba3	EUR	23	716,797
Technip SA,
Sr. Unsec’d. Notes
0.250%	01/01/17	BBB+(d)	EUR	1,153	1,702,376
Unibail-Rodamco SE,
Sr. Unsec’d. Notes, REIT
0.750%	01/01/18	A(d)	EUR	588	1,788,401

					8,655,643

Germany — 0.1%
Adidas AG,
Sr. Unsec’d. Notes
0.250%	06/14/19	NR	EUR	1,200	1,800,950
KFW,
Gov’t. Gtd. Notes
1.500%	07/30/14	Aaa	EUR	300	486,470

					2,287,420

Hong Kong
Hengdeli Holdings Ltd.,
Sr. Unsec’d. Notes
2.500%	10/20/15	NR	HKD	2,000	263,326
Hong Kong Exchanges and Clearing Ltd.,
Sr. Unsec’d. Notes
0.500%	10/23/17	NR		400	433,000

					696,326

SEE NOTES TO FINANCIAL STATEMENTS.

A147

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS (continued)
India
Tata Steel Ltd.,
Sr. Unsec’d. Notes
4.500%	11/21/14	NR		$900	$911,250

Japan — 0.5%
Aeon Co Ltd.,
Sr. Unsec’d. Notes
0.300%	11/22/13	A-(d)	JPY	155,000	1,975,854
Asahi Group Holdings Ltd.,
Sr. Unsec’d. Notes
— %(s)	05/26/28	NR	JPY	130,000	1,570,699
Fukuyama Transporting Co. Ltd.,
Sr. Unsec’d. Notes
— %(s)	03/22/17	NR	JPY	20,000	233,970
KDDI Corp.,
Sr. Unsec’d. Notes
— %(s)	12/14/15	NR	JPY	190,000	2,472,182
Nippon Meat Packers, Inc.,
Sr. Unsec’d. Notes
— %(s)	03/03/14	NR	JPY	71,000	850,570
ORIX Corp.,
Sr. Unsec’d. Notes
1.000%	03/31/14	NR	JPY	92,000	1,509,528
Sawai Pharmaceutical Co. Ltd.,
Sr. Unsec’d. Notes
— %(s)	09/17/15	NR	JPY	40,000	504,415
Sekisui House Ltd.,
Sr. Unsec’d. Notes
— %(s)	07/05/16	NR	JPY	120,000	1,514,630
Unicharm Corp.,
Sr. Unsec’d. Notes
—%(s)	09/24/15	NR	JPY	70,000	959,485

					11,591,333

Luxembourg — 0.1%
Glencore Finance Europe SA,
Gtd. Notes
5.000%	12/31/14	BBB(d)		700	858,550
Qiagen Euro Finance SA,
Gtd. Notes
3.250%	05/16/26	NR		300	357,750
Subsea 7 SA,
Sr. Unsec’d. Notes
1.000%	10/05/17	NR		600	619,038

					1,835,338

Malta
Lufthansa Malta Blues LP,
Gtd. Notes, 144A
0.750%	04/05/17	Ba1	EUR	500	733,619

Mexico — 0.1%
Cemex SAB de CV,
Sub. Notes
3.250%	03/15/16	NR		700	793,625
4.875%	03/15/15	NR		500	545,000

					1,338,625

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS (continued)
Netherlands — 0.2%
Lukoil International Finance BV,
Gtd. Notes
2.625%	06/16/15	BBB-(d)		$1,700	$1,926,950
Salzgitter Finance BV,
Gtd. Notes
2.000%	11/08/17	NR	EUR	150	244,720
Siemens Financieringsmaatschappij NV,
Gtd. Notes
1.050%	08/16/17	Aa3		2,500	2,559,000

					4,730,670

Singapore
Temasek Financial III Pte Ltd.,
Gtd. Notes
— %(s)	10/24/14	NR	SGD	1,250	1,058,901

South Korea — 0.1%
SK Hynix, Inc.,
Sr. Unsec’d. Notes
2.650%	05/14/15	NR		400	427,400
SK Telecom Co. Ltd.,
Sr. Unsec’d. Notes
1.750%	04/07/14	A3		800	892,000

					1,319,400

Spain
International Consolidated Airlines Group SA,
Sr. Unsec’d. Notes
5.800%	08/13/14	BB(d)	GBP	400	769,018

Sweden
Industrivarden AB,
Sr. Unsec’d. Notes
2.500%	02/27/15	A-(d)	EUR	250	405,887

Taiwan — 0.1%
Hon Hai Precision Industry Co. Ltd.,
Sr. Unsec’d. Notes
— %(s)	10/12/13	A-(d)		800	827,600
Pegatron Corp.,
Sr. Unsec’d. Notes
— %(s)	02/06/17	NR		200	220,750
Wistron Corp	,
Sr. Unsec’d. Notes
1.581%(s)	01/19/15	NR		400	402,000

					1,450,350

United Arab Emirates — 0.1%
Aabar Investments PJSC,
Sr. Unsec’d. Notes
4.000%	05/27/16	NR	EUR	900	1,213,503

United Kingdom — 0.3%
AngloGold Ashanti Holdings Finance PLC,
Gtd. Notes
3.500%	05/22/14	NR		600	618,300
British Land Co. Jersey Ltd.,
Gtd. Notes
1.500%	09/10/17	NR	GBP	1,000	1,651,099
Capital Shopping Centres Jersey Ltd.,
Sr. Unsec’d. Notes
2.500%	10/04/18	NR	GBP	800	1,341,061

SEE NOTES TO FINANCIAL STATEMENTS.

A148

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CONVERTIBLE BONDS (continued)
United Kingdom (continued)
Salamander Energy PLC,
Sr. Unsec’d. Notes
5.000%	03/30/15	NR		$200	$211,500
Shire PLC,
Sr. Unsec’d. Notes
2.750%	05/09/14	NR		1,100	1,229,800
TUI Travel PLC,
Sr. Unsec’d. Notes
6.000%	10/05/14	NR	GBP	600	1,044,851
Vedanta Resources Jersey Ltd.,
Gtd. Notes
5.500%	07/13/16	BB(d)		1,700	1,746,750

					7,843,361

United States — 1.2%
Air Lease Corp.,
Sr. Unsec’d. Notes, 144A
3.875%	12/01/18	NR		430	465,206
Amgen, Inc.,
Sr. Unsec’d. Notes
0.375%	02/01/13	Baa1		1,545	1,729,434
Ares Capital Corp.,
Sr. Unsec’d. Notes
5.125%	06/01/16	BBB(d)		605	641,678
Sr. Unsec’d. Notes, 144A
4.875%	03/15/17	BBB(d)		350	361,594
Boston Properties LP,
Sr. Unsec’d. Notes, REIT, 144A
3.625%	02/15/14	A-(d)		380	400,425
Chesapeake Energy Corp.,
Gtd. Notes
2.500%	05/15/37(a)	Ba3		620	558,000
2.750%	11/15/35	Ba3		370	353,813
Cobalt International Energy, Inc.,
Sr. Unsec’d. Notes
2.625%	12/01/19	NR		675	681,328
Corporate Office Properties LP,
Gtd. Notes, REIT, 144A
4.250%	04/15/30	NR		2,300	2,373,313
Dendreon Corp.,
Sr. Unsec’d. Notes
2.875%	01/15/16	NR		485	366,175
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
1.000%	05/01/14	A-(d)		2	3,277
Health Care REIT, Inc.,
Sr. Unsec’d. Notes, REIT
3.000%	12/01/29	Baa2		425	521,422
Hologic, Inc.,
Sr. Unsec’d. Notes
2.000%(c)	12/15/37	B+(d)		520	579,800
Hornbeck Offshore Services, Inc.,
Gtd. Notes, 144A
1.500%	09/01/19	BB-(d)		400	402,000
Illumina, Inc.,
Sr. Unsec’d. Notes, 144A
0.250%	03/15/16	NR		616	597,135

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
United States (continued)
Integra LifeSciences Holdings Corp.,
Gtd. Notes
1.625%	12/15/16	NR	$85	$85,478
Intel Corp.,
Jr. Sub. Notes
2.950%	12/15/35	A-(d)	1,315	1,363,491
3.250%	08/01/39	A2	890	1,042,969
Isis Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes, 144A
2.750%	10/01/19	NR	460	454,537
Lam Research Corp.,
Sr. Unsec’d. Notes
0.500%	05/15/16	Baa1	700	673,750
Liberty Interactive LLC,
Sr. Unsec’d. Notes
3.125%	03/30/23	B3	143	207,529
Microchip Technology, Inc.,
Jr. Sub. Notes
2.125%	12/15/37	NR	140	176,750
Micron Technology, Inc.,
Sr. Unsec’d. Notes
1.875%	06/01/27	Ba3	495	451,378
Sr. Unsec’d. Notes, 144A
2.375%	05/01/32	BB-(d)	350	337,313
Sr. Unsec’d. Notes
1.500%	08/01/31	NR	182	168,236
Microsoft Corp.,
Sr. Unsec’d. Notes, 144A
— %(s)	06/15/13	Aaa	1,300	1,300,813
NetApp, Inc.,
Sr. Unsec’d. Notes
1.750%	06/01/13	BBB+(d)	910	1,022,613
Newmont Mining Corp.,
Gtd. Notes
1.250%	07/15/14(a)	BBB+(d)	265	311,872
Novellus Systems, Inc.,
Gtd. Notes
2.625%	05/15/41	BBB-(d)	360	448,200
Nuance Communications, Inc.,
Sr. Unsec’d. Notes
2.750%	11/01/31	BB-(d)	367	398,424
NuVasive, Inc.,
Sr. Unsec’d. Notes
2.750%	07/01/17	NR	518	453,250
Peabody Energy Corp.,
Jr. Sub. Debs.
4.750%	12/15/41(a)	Ba3	1,185	1,141,303
priceline.com, Inc.,
Sr. Unsec’d. Notes, 144A
1.000%	03/15/18(a)	BBB(d)	825	881,203
ProLogis LP,
Gtd. Notes, REIT
3.250%	03/15/15	BBB-(d)	265	300,278
Royal Gold, Inc.,
Sr. Unsec’d. Notes
2.875%	06/15/19	NR	356	395,827
Ryland Group, Inc. (The),
Gtd. Notes
1.625%	05/15/18	B1	274	370,927

SEE NOTES TO FINANCIAL STATEMENTS.

A149

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CONVERTIBLE BONDS (continued)
United States (continued)
Salix Pharmaceuticals Ltd.,
Sr. Notes, 144A
1.500%	03/15/19	NR	$480	$462,300
SanDisk Corp.,
Sr. Unsec’d. Notes
1.500%	08/15/17(a)	BB(d)	1,000	1,160,000
Symantec Corp.,
Sr. Unsec’d. Notes
1.000%	06/15/13	BBB(d)	440	472,175
United States Steel Corp.,
Sr. Unsec’d. Notes
4.000%	05/15/14	B1	797	859,266
VeriSign, Inc.,
Jr. Sub. Notes
3.250%	08/15/37	NR	127	160,179
Vertex Pharmaceuticals, Inc.,
Sr. Sub. Notes
3.350%	10/01/15	NR	273	306,954
WellPoint, Inc.,
Sr. Unsec’d. Notes, 144A
2.750%	10/15/42	A-(d)	641	689,476
Wright Medical Group, Inc.,
Sr. Unsec’d. Notes, 144A
2.000%	08/15/17	NR	425	448,906
Xilinx, Inc.,
Jr. Sub. Notes
3.125%	03/15/37	BBB-(d)	949	1,202,264

				27,782,261

TOTAL CONVERTIBLE BONDS (cost $82,219,562)				83,841,598

CORPORATE BONDS — 12.4%
Australia — 0.1%
BHP Billiton Finance USA Ltd.,
Gtd. Notes
1.625%	02/24/17	A1	275	281,211
3.250%	11/21/21	A1	235	252,919
6.420%	03/01/26	A1	75	98,681
FMG Resources August 2006 Pty Ltd.,
Gtd. Notes, 144A
6.875%	04/01/22	B1	324	331,290
8.250%	11/01/19	B1	700	745,500
Macquarie Group Ltd.,
Sr. Unsec’d. Notes, 144A
7.625%	08/13/19	A3	300	353,353
Newcrest Finance Pty Ltd.,
Gtd. Notes, 144A
4.200%	10/01/22	Baa2	210	215,984
Nufarm Australia Ltd.,
Gtd. Notes, 144A
6.375%	10/15/19	Ba3	43	44,935

				2,323,873

Bermuda — 0.1%
Aircastle Ltd.,
Sr. Unsec’d. Notes
7.625%	04/15/20	Ba3	400	447,000
9.750%	08/01/18(a)	Ba3	100	113,000

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Bermuda (continued)
Catlin Insurance Co. Ltd.,
Jr. Sub. Notes, 144A
7.249%(c)	07/29/49	BBB+(d)	$200	$199,500
Seadrill Ltd.,
Sr. Unsec’d. Notes, 144A
5.625%	09/15/17	NR	200	198,500
Weatherford International Ltd.,
Gtd. Notes
6.750%	09/15/40	Baa2	60	68,039

9.875%	03/01/39	Baa2	110	154,153

				1,180,192

Brazil
Caixa Economica Federal,
Sr. Unsec’d. Notes, 144A
2.375%	11/06/17	Baa1	220	218,480
3.500%	11/07/22	Baa1	210	211,136
Centrais Eletricas Brasileiras SA,
Sr. Unsec’d. Notes
5.750%	10/27/21	Baa3	280	301,000

				730,616

Canada — 0.3%
Ainsworth Lumber Co. Ltd.,
Sr. Sec’d. Notes, 144A
7.500%	12/15/17	B2	25	26,187
Bank of Montreal,
Sr. Unsec’d. Notes, MTN
0.800%	11/06/15(a)	Aa2	450	449,356
1.400%	09/11/17	Aa2	58	58,221
2.550%	11/06/22	Aa2	340	336,599
Bank of Nova Scotia,
Sr. Unsec’d. Notes
1.375%	12/18/17	Aa1	350	350,485
Bombardier, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	03/15/20	Ba2	200	227,000
Brookfield Residential Properties, Inc.,
Gtd. Notes, 144A
6.500%	12/15/20	B2	50	51,250
Canadian Imperial Bank of Commerce,
Sr. Unsec’d. Notes
0.900%	10/01/15	Aa2	69	69,297
Canadian Natural Resources Ltd.,
Sr. Unsec’d. Notes
3.450%	11/15/21(a)	Baa1	265	282,816
Canadian Oil Sands Ltd.,
Sr. Unsec’d. Notes, 144A
6.000%	04/01/42	Baa2	145	170,293
Cascades, Inc.,
Gtd. Notes
7.750%	12/15/17	Ba3	100	105,750
CDP Financial, Inc.,
Gtd. Notes, 144A
4.400%	11/25/19	Aaa	525	604,082
Cenovus Energy, Inc.,
Sr. Unsec’d. Notes
3.000%	08/15/22	Baa2	300	306,397
4.450%	09/15/42	Baa2	140	145,556

SEE NOTES TO FINANCIAL STATEMENTS.

A150

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Canada (continued)
Garda World Security Corp.,
Sr. Unsec’d. Notes, 144A
9.750%	03/15/17	B2	$130	$136,175
Hydro-Quebec,
Gov’t. Gtd. Notes
8.400%	01/15/22	Aa2	150	215,213
9.400%	02/01/21	Aa2	50	73,815
Inmet Mining Corp.,
Gtd. Notes, 144A
7.500%	06/01/21	B1	35	36,313
Kodiak Oil & Gas Corp.,
Gtd. Notes
8.125%	12/01/19	B3	350	385,875
Masonite International Corp.,
Gtd. Notes, 144A
8.250%	04/15/21(a)	B3	85	90,950
Mattamy Group Corp.,
Sr. Unsec’d. Notes, 144A
6.500%	11/15/20	B1	63	63,158
Mood Media Corp.,
Sr. Unsec’d. Notes, 144A
9.250%	10/15/20	B3	55	57,956
New Gold, Inc.,
Gtd. Notes, 144A
7.000%	04/15/20	B2	30	32,025
Sr. Unsec’d. Notes, 144A
6.250%	11/15/22	B2	40	41,400
Novelis, Inc.,
Gtd. Notes
8.750%	12/15/20	B2	160	178,400
Precision Drilling Corp.,
Gtd. Notes
6.500%	12/15/21(a)	Ba1	130	138,450
Province of Ontario Canada,
Sr. Unsec’d. Notes
2.300%	05/10/16	Aa2	175	184,082
Quebecor Media, Inc.,
Sr. Unsec’d. Notes, 144A
5.750%	01/15/23	B2	365	384,619
Royal Bank of Canada,
Covered Bonds
1.200%	09/19/17(a)	Aaa	528	529,267
Suncor Energy, Inc.,
Sr. Unsec’d. Notes
6.100%	06/01/18	Baa1	980	1,195,422
6.500%	06/15/38	Baa1	75	100,035
Telesat Canada/Telesat LLC,
Sr. Unsec’d. Notes, 144A
6.000%	05/15/17(a)	B3	100	105,000
TransCanada PipeLines Ltd.,
Sr. Unsec’d. Notes
7.250%	08/15/38	A3	95	137,048
Trinidad Drilling Ltd.,
Sr. Unsec’d. Notes, 144A
7.875%	01/15/19	B1	100	106,000
Xstrata Finance Canada Ltd.,
Gtd. Notes, 144A
4.000%	10/25/22	Baa2	205	207,216
6.000%	11/15/41	Baa2	180	195,023

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Canada (continued)
					$7,776,731

Cayman Islands — 0.2%
Hutchison Whampoa International 11 Ltd.,
Gtd. Notes, 144A
3.500%	01/13/17	A3		$220	233,445
Hutchison Whampoa International 12 II Ltd.,
Gtd. Notes, 144A
3.250%	11/08/22	A3		200	200,901
MCE Finance Ltd.,
Gtd. Notes
10.250%	05/15/18	B1		60	68,250
Seagate HDD Cayman,
Gtd. Notes
7.000%	11/01/21(a)	Ba1		159	170,528
Shelf Drilling Holdings Ltd.,
Sr. Sec’d. Notes, 144A
8.625%	11/01/18	B1		60	61,500
Transocean, Inc.,
Gtd. Notes
3.800%	10/15/22	Baa3		49	50,222
6.375%	12/15/21	Baa3		610	741,338
UPCB Finance III Ltd.,
Sr. Sec’d. Notes, 144A
6.625%	07/01/20	Ba3		500	535,625
UPCB Finance VI Ltd.,
Sr. Sec’d. Notes, 144A
6.875%	01/15/22(a)	Ba3		370	400,525
Vale Overseas Ltd.,
Gtd. Notes
4.625%	09/15/20	Baa2		960	1,037,281

					3,499,615

Croatia
Hrvatska Elektroprivreda,
Sr. Unsec’d. Notes, 144A
6.000%	11/09/17	Ba2		200	207,500

Curacao
Teva Pharmaceutical Finance Co. BV,
Gtd. Notes
3.650%	11/10/21	A3		715	765,216

Finland — 0.1%
Nokia OYJ,
Sr. Unsec’d. Notes
5.375%	05/15/19	Ba3		50	47,625
6.625%	05/15/39	Ba3		44	39,490
Solidium Oy,
Sr. Unsec’d. Notes
0.500%	09/29/15	NR	EUR	1,400	1,860,507

					1,947,622

France — 0.1%
France Telecom SA,
Sr. Unsec’d. Notes
5.375%	01/13/42	A3		105	121,232
Societe Generale SA,
Bank Gtd. Notes
2.750%	10/12/17(a)	A2		250	254,306

SEE NOTES TO FINANCIAL STATEMENTS.

A151

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
France (continued.)
Total Capital International SA,
Gtd. Notes
2.700%	01/25/23(a)	Aa1	$200	$203,545
Total Capital SA,
Gtd. Notes
4.125%	01/28/21	Aa1	440	498,564

				1,077,647

Georgia
Georgian Railway JSC, Sr. Unsec’d. Notes, 144A
7.750%	07/11/22	BB-(d)	200	228,226

Hungary
Magyar Export-Import Bank RT,
Gov’t. Gtd. Notes, 144A
5.500%	02/12/18	BB(d)	200	201,996

Indonesia
Pertamina Persero PT,
Sr. Unsec’d. Notes
5.250%	05/23/21	Baa3	710	791,650

Ireland — 0.1%
Ardagh Packaging Finance PLC,
Gtd. Notes, 144A
9.125%	10/15/20(a)	B3	450	490,500
Sr. Sec’d. Notes, 144A
7.375%	10/15/17(a)	Ba3	230	250,125
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A
7.375%	10/15/17(a)	Ba3	500	543,125
Elan Finance PLC/Elan Finance Corp.,
Gtd. Notes, 144A
6.250%	10/15/19	Ba3	200	209,000
Novatek OAO Via Novatek Finance Ltd.,
Sr. Unsec’d. Notes, 144A
4.422%	12/13/22	Baa3	220	220,663
Russian Railways via RZD Capital Ltd.,
Sr. Unsec’d. Notes
5.700%	04/05/22	Baa1	940	1,075,548

				2,788,961

Liberia
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes
5.250%	11/15/22	Ba1	32	33,840

Luxembourg — 0.2%
ArcelorMittal,
Sr. Unsec’d. Notes
5.000%	02/25/17(a)	Ba1	200	201,879
6.750%	02/25/22(a)	Ba1	365	383,073
7.500%	10/15/39(a)	Ba1	310	291,400
Intelsat Jackson Holdings SA,
Gtd. Notes
7.500%	04/01/21(a)	B3	525	578,813
Gtd. Notes, 144A
6.625%	12/15/22(a)	Caa2	1,150	1,187,375
7.250%	10/15/20	B3	150	162,750

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Luxembourg (continued.)
Intelsat Luxembourg SA,
Gtd. Notes
11.250%	02/04/17	Caa3	$25	$26,437
Gtd. Notes, PIK
11.500%	02/04/17	Caa3	515	547,187
QGOG Constellation SA,
Gtd. Notes, 144A
6.250%	11/09/19	BB+(d)	200	208,500
Russian Agricultural Bank OJSC Via RSHB Capital SA,
Sr. Unsec’d. Notes
7.750%	05/29/18	Baa1	420	500,325
Tyco Flow Control International Finance SA,
Gtd. Notes, 144A
3.150%	09/15/22	Baa2	240	239,874
VTB Bank OJSC Via VTB Capital SA,
Sub. Notes, 144A
6.950%	10/17/22	Baa2	200	215,000
Wind Acquisition Finance SA,
Sr. Sec’d. Notes, 144A
7.250%	02/15/18(a)	Ba3	475	480,938

				5,023,551

Marshall Islands
Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc.,
Sr. Sec’d. Notes
8.875%	11/01/17	B1	46	45,885

Navios South American Logistics, Inc./Navios Logistics Finance US, Inc.,
Gtd. Notes
9.250%	04/15/19	B3	66	65,010

				110,895

Mexico — 0.2%
America Movil SAB de CV,
Gtd. Notes
5.000%	03/30/20	A2	950	1,105,298
6.125%	03/30/40	A2	100	131,565
Mexichem SAB de CV,
Gtd. Notes, 144A
6.750%	09/19/42	Ba1	230	258,175
Petroleos Mexicanos,
Gtd. Notes
6.000%	03/05/20	Baa1	1,190	1,422,050
6.500%	06/02/41	Baa1	1,120	1,405,600

				4,322,688

Mongolia
Development Bank of Mongolia LLC,
Gov’t. Gtd. Notes
5.750%	03/21/17	B1	200	207,178

Netherlands — 0.2%
Bluewater Holding BV,
Gtd. Notes, 144A
3.303%(c)	07/17/14	NR	100	93,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
Bank Gtd. Notes, MTN
5.250%	05/24/41	Aa2	185	217,237
Deutsche Telekom International Finance BV,
Gtd. Notes, 144A
4.875%	03/06/42	Baa1	325	346,933

SEE NOTES TO FINANCIAL STATEMENTS.

A152

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Netherlands (continued)
Heineken NV,
Sr. Notes, 144A
1.400%	10/01/17	Baa1		$30	$29,909
ING Bank NV,
Unsec’d. Notes, 144A
2.000%	09/25/15(a)	A2		200	200,833
Kazakhstan Temir Zholy Finance BV,
Gtd. Notes, 144A
6.950%	07/10/42	Baa3		440	553,300
KazMunayGas National Co.,
Gtd. Notes
9.125%	07/02/18	Baa3		220	290,950
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
6.000%	11/15/21	Baa3		350	410,375
Royal Bank of Scotland NV,
Sub. Notes, MTN
1.011%(c)	03/09/15	Ba1		80	75,796
Sensata Technologies BV,
Gtd. Notes, 144A
6.500%	05/15/19	B2		250	266,250
Shell International Finance BV,
Gtd. Notes
2.250%	01/06/23	Aa1		420	414,932
2.375%	08/21/22	Aa1		655	658,065
4.300%	09/22/19	Aa1		150	173,774
VimpelCom Holdings BV,
Gtd. Notes, 144A
7.504%	03/01/22	Ba3		200	229,250
Volkswagen International Finance NV,
Gtd. Notes, 144A
5.500%	11/09/15	BBB(d)	EUR	300	433,357
Zhaikmunai LP Via Zhaikmunai International BV,
Gtd. Notes, 144A
7.125%	11/13/19	B2		200	209,000

					4,602,961

Norway
DNB Bank ASA,
Sr. Unsec’d. Notes, 144A
3.200%	04/03/17(a)	A1		510	543,181
Statoil ASA,
Gtd. Notes
2.450%	01/17/23	Aa2		155	154,637

					697,818

Spain
Cemex Espana Luxembourg,
Sr. Sec’d. Notes, 144A
9.250%	05/12/20(a)	B-(d)		540	585,900
9.875%	04/30/19	B-(d)		150	167,250

					753,150

Sweden — 0.1%
Nordea Bank AB,
Sr. Unsec’d. Notes, 144A
3.125%	03/20/17(a)	Aa3		395	420,616
Sub. Notes, 144A
4.250%	09/21/22	Baa1		295	304,726

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Sweden (continued)
Stadshypotek AB,
Covered Bonds, 144A
1.875%	10/02/19	Aaa	$309	$308,876
Swedbank AB,
Sr. Unsec’d. Notes, 144A
2.125%	09/29/17(a)	A2	720	735,653

				1,769,871

Switzerland — 0.1%
Credit Suisse,
Sub. Notes
5.400%	01/14/20	Baa2	560	629,658
UBS AG,
Sr. Unsec’d. Notes
5.750%	04/25/18	A2	150	178,071
5.875%	12/20/17	A2	700	833,181

				1,640,910

Turkey
Turkiye Is Bankasi,
Sub. Notes, 144A
6.000%	10/24/22	Ba2	220	231,825

United Kingdom — 0.6%
BAA Funding Ltd.,
Sr. Sec’d. Notes, 144A
2.500%	06/25/17	A-(d)	860	888,258
Barclays Bank PLC,
Sr. Unsec’d. Notes
2.750%	02/23/15	A2	200	207,167
5.000%	09/22/16	A2	200	224,177
Sub. Notes, 144A
6.050%	12/04/17	Baa3	510	564,258
10.179%	06/12/21	Baa3	125	170,177
BAT International Finance PLC,
Gtd. Notes, 144A
1.400%	06/05/15	Baa1	50	50,717
3.250%	06/07/22	Baa1	405	422,148
BP Capital Markets PLC,
Gtd. Notes
1.375%	11/06/17(a)	A2	311	311,274
3.200%	03/11/16	A2	940	1,002,720
3.245%	05/06/22	A2	185	194,899
3.561%	11/01/21	A2	360	389,013
British Telecommunications PLC,
Sr. Unsec’d. Notes
2.000%	06/22/15	Baa2	865	889,236
9.625%	12/15/30	Baa2	50	79,434
CEVA Group PLC,
Sr. Sec’d. Notes, 144A
8.375%	12/01/17	B1	300	295,500
Ensco PLC,
Sr. Unsec’d. Notes
4.700%	03/15/21	Baa1	410	461,396
GlaxoSmithKline Capital PLC,
Gtd. Notes
2.850%	05/08/22(a)	A1	580	602,418
HSBC Bank PLC,
Sr. Notes, 144A
4.125%	08/12/20	Aa3	385	428,489

SEE NOTES TO FINANCIAL STATEMENTS.

A153

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United Kingdom (continued)
Sr. Unsec’d. Notes, 144A
4.750%	01/19/21	Aa3	$300	$346,168
HSBC Holdings PLC,
Sr. Unsec’d. Notes
4.000%	03/30/22	Aa3	250	273,717
5.100%	04/05/21	Aa3	735	867,948
Ineos Finance PLC,
Sr. Sec’d. Notes, 144A
7.500%	05/01/20	B1	850	890,375
8.375%	02/15/19	B1	200	215,500
Nationwide Building Society,
Sr. Unsec’d. Notes, 144A
6.250%	02/25/20	A2	175	206,683
Rio Tinto Finance USA PLC,
Gtd. Notes
2.875%	08/21/22	A3	285	286,884
Royal Bank of Scotland Group PLC,
Sub. Notes
5.000%	10/01/14	Ba3	235	241,465
Royal Bank of Scotland PLC (The),
Bank Gtd. Notes
4.875%	03/16/15	A3	515	553,151
Standard Bank PLC,
Unsec’d. Notes, MTN, 144A
26.000%	06/07/17	NR	270	236,619
Standard Chartered Bank,
Sr. Unsec’d. Notes, MTN, 144A
8.250%	06/17/32	NR	200	200,000
Standard Chartered PLC,
Sr. Unsec’d. Notes, 144A
3.200%	05/12/16	A2	400	420,604
Virgin Media Finance PLC,
Gtd. Notes
8.375%	10/15/19	Ba2	67	76,045
Vodafone Group PLC,
Sr. Unsec’d. Notes
2.500%	09/26/22	A3	150	149,406
WPP Finance 2010,
Gtd. Notes
3.625%	09/07/22	Baa2	260	258,614

				12,404,460

United States — 9.9%
99 Cents Only Stores,
Gtd. Notes
11.000%	12/15/19	Caa1	80	91,200
AbbVie, Inc.,
Gtd. Notes, 144A
1.200%	11/06/15(a)	Baa1	410	412,739
1.750%	11/06/17	Baa1	684	691,440
4.400%	11/06/42	Baa1	250	265,783
Accellent, Inc.,
Sr. Sec’d. Notes
8.375%	02/01/17(a)	B1	400	420,000
Access Midstream Partners LP/ACMP Finance Corp.,
Gtd. Notes
4.875%	05/15/23	Ba3	300	304,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
ACE Cash Express, Inc.,
Sr. Sec’d. Notes, 144A
11.000%	02/01/19	B3	$120	$113,100
ACL I Corp.,
Sr. Unsec’d. Notes
10.625%	02/15/16(a)	Caa1	157	158,570
Advanced Micro Devices, Inc.,
Sr. Unsec’d. Notes
7.750%	08/01/20	B1	81	67,837
AES Corp. (The),
Sr. Unsec’d. Notes
8.000%	10/15/17	Ba3	400	462,000
Aetna, Inc.,
Sr. Unsec’d. Notes
2.750%	11/15/22	Baa1	140	138,847
AIG Sunamerica Global Financing X,
Sr. Sec’d. Notes, 144A
6.900%	03/15/32	A2	150	198,868
AK Steel Corp.,
Gtd. Notes
8.375%	04/01/22(a)	B3	76	65,360
Sr. Sec’d. Notes, 144A
8.750%	12/01/18	B1	55	58,025
Alabama Power Co.,
Sr. Unsec’d. Notes
3.850%	12/01/42	A2	70	68,970
6.000%	03/01/39	A2	95	124,453
Alcatel-Lucent USA, Inc.,
Sr. Unsec’d. Notes
6.450%	03/15/29	CCC+(d)	700	532,000
Allison Transmission, Inc.,
Gtd. Notes, 144A
7.125%	05/15/19	B3	250	266,875
Ally Financial, Inc.,
Gtd. Notes
5.500%	02/15/17	B1	600	641,858
6.250%	12/01/17	B1	370	409,670
8.000%	11/01/31(a)	B1	340	430,525
Alpha Natural Resources, Inc.,
Gtd. Notes
6.000%	06/01/19(a)	B2	140	128,800
9.750%	04/15/18	B2	25	27,000
Alphabet Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
7.750%	11/01/17	Caa1	50	51,500
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes
9.625%	10/15/18	B3	70	72,100
Gtd. Notes, 144A
9.625%	10/15/18	NR	31	31,930
Altria Group, Inc.,
Gtd. Notes
2.850%	08/09/22	Baa1	440	435,393
4.750%	05/05/21	Baa1	500	566,637
Amazon.com, Inc.,
Sr. Unsec’d. Notes
2.500%	11/29/22	Baa1	235	231,621

SEE NOTES TO FINANCIAL STATEMENTS.

A154

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
AMC Entertainment, Inc.,
Gtd. Notes
9.750%	12/01/20	Caa1	$250	$288,750
American Achievement Corp.,
Sec’d. Notes, 144A
10.875%	04/15/16	B3	30	25,650
American Axle & Manufacturing, Inc.,
Gtd. Notes
7.750%	11/15/19	B2	500	542,500
American Casino & Entertainment Properties LLC/ACEP Finance Corp,
Sr. Sec’d. Notes
11.000%	06/15/14	B3	75	77,063
American Express Centurion Bank,
Sr. Unsec’d. Notes
6.000%	09/13/17	A2	250	302,245
American Express Co.,
Sr. Unsec’d. Notes, 144A
2.650%	12/02/22	A3	603	600,599
American Honda Finance Corp.,
Sr. Unsec’d. Notes, 144A
2.125%	02/28/17	A1	275	281,381
American International Group, Inc.,
Jr. Sub. Debs.
8.175%(c)	05/15/68	Baa2	275	358,187
Sr. Unsec’d. Notes
4.875%	09/15/16	Baa1	515	576,018
6.400%	12/15/20	Baa1	820	1,017,454
American Water Capital Corp.,
Sr. Unsec’d. Notes
4.300%	12/01/42	Baa2	182	189,013
AmerisourceBergen Corp.,
Gtd. Notes
3.500%	11/15/21	Baa2	210	225,413
Ameristar Casinos, Inc.,
Gtd. Notes
7.500%	04/15/21	B3	100	108,375
Amgen, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/22	Baa1	250	268,661
5.650%	06/15/42	Baa1	290	348,206
6.400%	02/01/39	Baa1	137	177,368
Amkor Technology, Inc.,
Sr. Unsec’d. Notes
6.375%	10/01/22	Ba3	55	54,175
6.625%	06/01/21	Ba3	70	69,825
7.375%	05/01/18(a)	Ba3	250	258,750
AmSouth BanCorp,
Sub. Debs.
6.750%	11/01/25	Ba2	170	169,401
Anadarko Holding Co.,
Sr. Unsec’d. Notes
7.150%	05/15/28	Baa3	250	301,904
Anadarko Petroleum Corp.,
Sr. Unsec’d. Notes
6.375%	09/15/17	Baa3	890	1,063,101
8.700%	03/15/19	Baa3	100	134,947
Anheuser-Busch InBev Worldwide, Inc.,
Gtd. Notes
2.500%	07/15/22	A3	675	679,225

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
2.875%	02/15/16	A3	$390	$413,049
Apache Corp.,
Sr. Unsec’d. Notes
4.250%	01/15/44	A3	125	127,709
4.750%	04/15/43	A3	155	168,734
Appalachian Power Co.,
Sr. Unsec’d. Notes
6.700%	08/15/37	Baa2	125	164,007
Appleton Papers, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	06/15/15	B1	125	132,500
Arch Coal, Inc.,
Gtd. Notes
7.000%	06/15/19(a)	B3	130	120,900
Gtd. Notes, 144A
9.875%	06/15/19	B3	25	26,000
Aristotle Holding, Inc.,
Gtd. Notes, 144A
4.750%	11/15/21	Baa3	430	487,975
Arrow Electronics, Inc.,
Sr. Unsec’d. Notes
6.000%	04/01/20	Baa3	150	169,743
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC,
Sr. Unsec’d. Notes, 144A
7.875%	12/15/20	Caa2	25	25,000
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
6.500%	07/15/22	B2	200	217,000
Associates Corp. of North America,
Sr. Unsec’d. Notes
6.950%	11/01/18	Baa2	97	116,846
AT&T, Inc.,
Sr. Unsec’d. Notes
0.800%	12/01/15	A2	107	106,997
1.700%	06/01/17(a)	A2	485	491,910
3.000%	02/15/22	A2	100	104,002
5.800%	02/15/19	A2	200	245,407
6.300%	01/15/38	A2	1,005	1,288,636
Sr. Unsec’d. Notes, 144A
4.350%	06/15/45	A2	250	251,124
Atlas Pipeline Escrow LLC,
Sr. Sec’d. Notes, 144A
6.625%	10/01/20	B2	38	39,330
Audatex North America, Inc.,
Gtd. Notes, 144A
6.750%	06/15/18	Ba2	60	64,200
Avaya, Inc.,
Sr. Sec’d. Notes, 144A
7.000%	04/01/19(a)	B1	840	785,400
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes
8.250%	01/15/19(a)	B2	600	663,000
9.750%	03/15/20	B2	200	231,000
Gtd. Notes, 144A
4.875%	11/15/17(a)	B2	51	51,765
Ball Corp.,
Gtd. Notes
5.000%	03/15/22	Ba1	200	214,000

SEE NOTES TO FINANCIAL STATEMENTS.

A155

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
2.800%	08/15/22	Baa1	$315	$319,090
3.500%	11/15/21	Baa1	110	117,828
Bank of America Corp.,
Jr. Sub. Notes
8.000%(c)	12/29/49	B1	330	365,006
Sr. Notes
1.500%	10/09/15	Baa2	590	593,017
Sr. Unsec’d. Notes
3.750%	07/12/16	Baa2	1,150	1,229,266
5.625%	07/01/20(a)	Baa2	150	177,844
5.650%	05/01/18	Baa2	1,055	1,227,432
5.750%	12/01/17	Baa2	200	233,119
5.875%	01/05/21	Baa2	65	77,823
5.875%	02/07/42	Baa2	270	336,849
7.625%	06/01/19	Baa2	675	863,710
Sr. Unsec’d. Notes, MTN
5.000%	05/13/21	Baa2	350	399,578
Sub. Notes
5.420%	03/15/17	Baa3	700	766,753
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes
3.550%	09/23/21	Aa3	495	539,330
Barrick North America Finance LLC,
Gtd. Notes
5.700%	05/30/41	Baa1	385	441,426
Basic Energy Services, Inc.,
Gtd. Notes, 144A
7.750%	10/15/22	B2	3	2,925
BB&T Corp.,
Sr. Unsec’d. Notes, MTN
1.600%	08/15/17	A2	200	202,402
3.200%	03/15/16	A2	200	212,869
BE Aerospace, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/22(a)	Ba2	200	212,000
Belden, Inc.,
Gtd. Notes, 144A
5.500%	09/01/22	Ba2	265	272,287
BellSouth Corp.,
Sr. Unsec’d. Notes
6.875%	10/15/31	A-(d)	14	17,420
Berkshire Hathaway Finance Corp.,
Gtd. Notes
3.000%	05/15/22(a)	Aa2	380	395,901
5.750%	01/15/40	Aa2	180	220,354
Berkshire Hathaway, Inc.,
Sr. Unsec’d. Notes
3.750%	08/15/21	Aa2	350	385,544
Berry Plastics Corp.,
Sec’d. Notes
4.183%(c)	09/15/14	Caa1	70	70,000
9.500%	05/15/18	Caa1	160	176,000
Bill Barrett Corp.,
Gtd. Notes
7.000%	10/15/22(a)	B1	220	226,600

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Biomet, Inc.,
Gtd. Notes, 144A
6.500%	08/01/20(a)	B3	$625	$664,063
6.500%	10/01/20	Caa1	150	149,063
Boeing Co. (The),
Sr. Unsec’d. Notes
7.950%	08/15/24	A2	495	731,594
Boise Cascade LLC/Boise Cascade Finance Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	11/01/20	B2	28	28,840
Boise Paper Holdings LLC/Boise Co-Issuer Co.,
Gtd. Notes
8.000%	04/01/20	Ba3	100	110,500
Boston Properties LP,
Sr. Unsec’d. Notes, REIT
3.850%	02/01/23	Baa2	290	304,640
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp.,
Gtd. Notes, 144A
8.375%	02/15/18	Caa1	70	72,800
BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
Gtd. Notes, 144A
7.875%	04/15/22	B3	400	415,000
Brightstar Corp.,
Gtd. Notes, 144A
9.500%	12/01/16	B1	180	191,700
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes
2.000%	08/01/22	A2	285	275,867
3.250%	08/01/42	A2	125	114,429
Building Materials Corp. of America,
Sr. Notes, 144A
6.750%	05/01/21	Ba3	170	187,850
Bumble Bee Acquisition Corp.,
Sr. Sec’d. Notes, 144A
9.000%	12/15/17	B2	538	578,350
Bunge Ltd. Finance Corp.,
Gtd. Notes
4.100%	03/15/16	Baa2	100	107,423
Burger King Corp.,
Gtd. Notes
9.875%	10/15/18	B3	60	68,700
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
3.450%	09/15/21	A3	510	548,873
5.750%	05/01/40	A3	345	425,324
Cablevision Systems Corp.,
Sr. Unsec’d. Notes
5.875%	09/15/22	B1	80	80,100
7.750%	04/15/18	B1	50	55,625
8.000%	04/15/20	B1	95	106,994
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes
8.500%	02/15/20	B2	1,545	1,533,413
Sr. Sec’d. Notes, 144A
9.000%	02/15/20	B2	250	250,000
Calpine Corp.,
Sr. Sec’d. Notes, 144A
7.875%	07/31/20	B1	532	597,170

SEE NOTES TO FINANCIAL STATEMENTS.

A156

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
Gtd. Notes, 144A
9.625%	08/01/20	B3	$100	$108,750
Capella Healthcare, Inc.,
Gtd. Notes
9.250%	07/01/17(a)	B3	35	37,537
Capital One Bank USA NA,
Sub. Notes
8.800%	07/15/19	Baa1	800	1,083,278
Capital One Financial Corp.,
Sr. Unsec’d. Notes
1.000%	11/06/15	Baa1	91	90,693
2.150%	03/23/15	Baa1	255	260,289
4.750%	07/15/21	Baa1	145	167,208
Case New Holland, Inc.,
Gtd. Notes
7.875%	12/01/17	Ba2	300	354,750
Casella Waste Systems, Inc.,
Gtd. Notes, 144A
7.750%	02/15/19	Caa1	75	71,250
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A
7.875%	10/15/18	Caa1	88	88,660
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes, MTN
1.250%	11/06/17	A2	130	129,902
2.850%	06/01/22	A2	225	230,120
Caterpillar, Inc.,
Sr. Unsec’d. Notes
3.803%	08/15/42	A(d)	200	199,253
CB Richard Ellis Services, Inc.,
Gtd. Notes
6.625%	10/15/20	Ba1	50	54,687
CBS Corp.,
Gtd. Notes
1.950%	07/01/17	Baa2	420	427,891
7.875%	09/01/23	Baa2	100	132,884
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes
5.125%	02/15/23	B1	17	16,957
7.375%	06/01/20	B1	1,355	1,504,050
CDR DB Sub, Inc.,
Sr. Unsec’d. Notes, 144A
7.750%	10/15/20	Caa2	96	95,760
CDW LLC/CDW Finance Corp.,
Gtd. Notes
8.500%	04/01/19	B3	500	541,250
Celanese US Holdings LLC,
Gtd. Notes
6.625%	10/15/18	Ba2	75	82,500
Celgene Corp.,
Sr. Unsec’d. Notes
3.950%	10/15/20	Baa2	100	108,529
Cemex Finance LLC,
Sr. Sec’d. Notes, 144A
9.375%	10/12/22	B-(d)	350	393,750
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes
5.850%	01/15/41	Baa2	110	139,223

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Central Garden & Pet Co.,
Gtd. Notes
8.250%	03/01/18	B2	$500	$528,750
CenturyLink, Inc.,
Sr. Unsec’d. Notes
5.800%	03/15/22	Baa3	500	528,563
Cenveo Corp.,
Sec’d. Notes
8.875%	02/01/18	B3	275	261,250
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A
6.375%	09/15/20(a)	B3	59	61,434
8.625%	11/15/17	B3	175	187,250
Ceridian Corp.,
Sr. Sec’d. Notes, 144A
8.875%	07/15/19(a)	B1	75	81,375
Chemtura Corp.,
Gtd. Notes
7.875%	09/01/18	B1	160	171,600
Chesapeake Energy Corp.,
Gtd. Notes
6.875%	11/15/20	Ba3	210	227,587
Chesapeake Midstream Partners LP/CHKM Finance Corp.,
Gtd. Notes
6.125%	07/15/22(a)	Ba3	350	377,125
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.,
Gtd. Notes, 144A
6.625%	11/15/19	Ba3	110	103,675
Chrysler Group LLC/CG Co-Issuer, Inc.,
Sec’d. Notes
8.250%	06/15/21(a)	B2	1,000	1,100,000
CHS/Community Health Systems, Inc.,
Gtd. Notes
7.125%	07/15/20(a)	B3	235	250,863
CIGNA Corp.,
Sr. Unsec’d. Notes
4.375%	12/15/20	Baa2	500	552,171
Cimarex Energy Co.,
Gtd. Notes
5.875%	05/01/22	Ba1	135	147,825
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	10/15/20	B1	41	44,383
Cinemark USA, Inc.,
Gtd. Notes, 144A
5.125%	12/15/22	B2	30	30,375
Cisco Systems, Inc.,
Sr. Unsec’d. Notes
5.500%	01/15/40	A1	310	393,993
CIT Group, Inc.,
Sr. Unsec’d. Notes
5.000%	08/15/22	Ba3	280	298,568
5.250%	03/15/18	Ba3	950	1,016,500
Sr. Unsec’d. Notes, 144A
6.625%	04/01/18	Ba3	425	480,250
Citgo Petroleum Corp.,
Sr. Sec’d. Notes, 144A
11.500%	07/01/17	Ba2	100	115,500

SEE NOTES TO FINANCIAL STATEMENTS.

A157

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Citigroup Funding, Inc.,
Gtd. Notes, 144A
16.390%	01/31/22	NR	$150	$156,463
Gtd. Notes, MTN, 144A
24.000%	05/26/15	NR	200	174,827
Citigroup, Inc.,
Sr. Unsec’d. Notes
4.450%	01/10/17	Baa2	200	221,560
4.500%	01/14/22(a)	Baa2	350	390,496
4.587%	12/15/15	Baa2	200	218,350
4.750%	05/19/15	Baa2	525	565,969
5.375%	08/09/20	Baa2	65	76,599
5.875%	01/30/42	Baa2	675	833,048
6.125%	11/21/17	Baa2	300	357,047
8.500%	05/22/19	Baa2	340	457,177
Sub. Notes
0.581%(c)	06/09/16	Baa3	620	585,870
CityCenter Holdings LLC/CityCenter Finance Corp.,
Sec’d. Notes, PIK
10.750%	01/15/17	Caa2	120	130,200
Sr. Sec’d. Notes
7.625%	01/15/16	B1	350	374,500
CKE Restaurants, Inc.,
Sec’d. Notes
11.375%	07/15/18	B2	27	31,050
CKE, Inc.,
Sr. Notes, PIK, 144A
10.500%	03/14/16(a)	Caa1	113	120,177
Claire’s Stores, Inc.,
Sec’d. Notes
8.875%	03/15/19(a)	Caa2	222	209,790
Sr. Sec’d. Notes, 144A
9.000%	03/15/19	B2	956	1,025,310
Clean Harbors, Inc.,
Gtd. Notes, 144A
5.125%	06/01/21	Ba2	75	77,625
Clear Channel Communications, Inc.,
Sr. Sec’d. Notes
9.000%	03/01/21	Caa1	65	58,013
Sr. Sec’d. Notes, 144A
9.000%	12/15/19(a)	Caa1	32	29,280
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes
7.625%	03/15/20(a)	B3	265	266,987
Gtd. Notes, 144A
6.500%	11/15/22(a)	B1	1,395	1,446,692
Clearwire Communications LLC/Clearwire Finance, Inc.,
Sr. Sec’d. Notes, 144A
12.000%	12/01/15	B3	168	180,600
Cleaver-Brooks, Inc.,
Sr. Sec’d. Notes, 144A
8.750%	12/15/19	B2	19	19,617
CME Group, Inc.,
Sr. Unsec’d. Notes
3.000%	09/15/22	Aa3	235	238,442
CNA Financial Corp.,
Sr. Unsec’d. Notes
5.750%	08/15/21	Baa2	200	234,581
6.500%	08/15/16	Baa2	100	115,373

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
CNG Holdings, Inc.,
Sr. Sec’d. Notes, 144A
9.375%	05/15/20	B3	$161	$163,415
CNL Lifestyle Properties, Inc.,
Gtd. Notes, REIT
7.250%	04/15/19	Ba3	80	76,400
Colonial Realty LP,
Sr. Unsec’d. Notes
6.250%	06/15/14	Baa3	2,000	2,129,714
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.455%	11/15/22	Baa1	200	302,372
Comcast Corp.,
Gtd. Notes
4.650%	07/15/42	Baa1	55	57,973
5.850%	11/15/15	Baa1	100	113,820
5.900%	03/15/16	Baa1	100	114,893
6.400%	03/01/40	Baa1	600	777,194
6.450%	03/15/37	Baa1	300	384,956
Commercial Barge Line Co.,
Sec’d. Notes
12.500%	07/15/17	B2	100	110,250
Commercial Metals Co.,
Sr. Unsec’d. Notes
7.350%	08/15/18	Ba2	70	75,950
Commonwealth Edison Co.,
First Mortgage
3.400%	09/01/21(a)	A3	435	469,675
CommonWealth REIT,
Sr. Unsec’d. Notes, REIT
6.650%	01/15/18	Baa3	375	420,298
Comstock Resources, Inc.,
Gtd. Notes
7.750%	04/01/19	B3	210	213,150
ConAgra Foods, Inc.,
Sr. Unsec’d. Notes
2.100%	03/15/18	Baa2	34	34,056
Concho Resources, Inc.,
Gtd. Notes
6.500%	01/15/22(a)	B1	200	220,000
7.000%	01/15/21	B1	100	111,500
ConocoPhillips,
Gtd. Notes
1.050%	12/15/17	A1	125	124,603
6.500%	02/01/39	A1	240	340,353
CONSOL Energy, Inc.,
Gtd. Notes
6.375%	03/01/21	B1	250	256,250
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes
5.850%	04/01/18	A3	240	292,106
Constellation Brands, Inc.,
Gtd. Notes
6.000%	05/01/22(a)	Ba1	35	40,075
Consumers Energy Co.,
First Mortgage
5.650%	04/15/20	A3	150	185,259

SEE NOTES TO FINANCIAL STATEMENTS.

A158

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Continental Airlines 2003-ERJ1 Pass-Through Trust,
Pass-Through Certificates
7.875%	07/02/18(a)	B1	$591	$608,924
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	10/29/24	Baa2	32	33,640
Continental Resources, Inc.,
Gtd. Notes
7.125%	04/01/21	Ba2	130	146,900
Coventry Health Care, Inc.,
Sr. Unsec’d. Notes
5.950%	03/15/17	Baa3	800	929,961
COX Communications Inc,
Sr. Unsec’d. Notes, 144A
9.375%	01/15/19	Baa2	145	199,369
Cricket Communications, Inc.,
Gtd. Notes
7.750%	10/15/20(a)	B3	376	383,520
Crosstex Energy LP/Crosstex Energy Finance Corp.,
Gtd. Notes
8.875%	02/15/18	B2	257	277,560
Crown Castle International Corp.,
Sr. Unsec’d. Notes, 144A
5.250%	01/15/23	B1	69	73,830
CSC Holdings LLC,
Sr. Unsec’d. Notes
8.625%	02/15/19	Ba3	405	483,975
Sr. Unsec’d. Notes, 144A
6.750%	11/15/21(a)	Ba3	50	55,437
CSX Corp.,
Sr. Unsec’d. Notes
4.100%	03/15/44	Baa2	35	34,550
4.750%	05/30/42	Baa2	265	285,351
CVR Refining LLC/Coffeyville Finance, Inc.,
Sec’d. Notes, 144A
6.500%	11/01/22	Ba3	130	129,350
CVS Caremark Corp.,
Sr. Unsec’d. Notes
2.750%	12/01/22	Baa2	135	135,502
5.750%	05/15/41(a)	Baa2	290	361,067
CyrusOne LP/CyrusOne Finance Corp.,
Gtd. Notes, 144A
6.375%	11/15/22	B2	61	63,593
D.R. Horton, Inc.,
Gtd. Notes
4.375%	09/15/22	Ba2	46	46,920
6.500%	04/15/16	Ba2	15	16,650
Daimler Finance North America LLC,
Gtd. Notes
8.500%	01/18/31	A3	100	155,643
Gtd. Notes, 144A
2.300%	01/09/15	A3	1,000	1,024,049
2.950%	01/11/17	A3	150	157,164
Dana Holding Corp.,
Sr. Unsec’d. Notes
6.500%	02/15/19(a)	B2	300	320,250
DaVita Healthcare Partsners, Inc.,
Gtd. Notes
6.625%	11/01/20(a)	B2	200	217,500

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
DCP Midstream LLC,
Sr. Unsec’d. Notes, 144A
5.350%	03/15/20	Baa2	$340	$375,247
Deere & Co.,
Sr. Unsec’d. Notes
2.600%	06/08/22	A2	180	182,268
3.900%	06/09/42	A2	110	112,425
Del Monte Corp.,
Gtd. Notes
7.625%	02/15/19(a)	B3	640	667,200
Deluxe Corp.,
Gtd. Notes
7.000%	03/15/19	Ba2	165	174,487
Denbury Resources, Inc.,
Gtd. Notes
8.250%	02/15/20	B1	300	337,500
Devon Energy Corp.,
Sr. Unsec’d. Notes
1.875%	05/15/17	Baa1	410	417,965
3.250%	05/15/22	Baa1	275	287,015
5.600%	07/15/41	Baa1	100	118,785
6.300%	01/15/19	Baa1	100	124,093
DineEquity, Inc.,
Gtd. Notes
9.500%	10/30/18(a)	B3	90	102,263
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Gtd. Notes
5.000%	03/01/21	Baa2	1,165	1,306,874
6.350%	03/15/40	Baa2	170	195,167
6.375%	03/01/41	Baa2	170	196,728
Discovery Communications LLC,
Gtd. Notes
4.950%	05/15/42	Baa2	100	106,880
DISH DBS Corp.,
Gtd. Notes
6.750%	06/01/21(a)	Ba2	1,000	1,140,000
7.875%	09/01/19	Ba2	225	266,625
Sr. Unsec’d. Notes, 144A
5.000%	03/15/23	Ba2	208	208,000
DJO Finance LLC/DJO Finance Corp.,
Gtd. Notes
7.750%	04/15/18	Caa1	150	144,375
Sec’d. Notes, 144A
8.750%	03/15/18	B3	400	437,000
Dominion Resources, Inc.,
Sr. Unsec’d. Notes
4.900%	08/01/41(a)	Baa2	205	229,699
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
3.000%	11/15/22	Baa2	466	464,963
4.125%	11/15/21(a)	Baa2	345	377,956
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sr. Sec’d. Notes, 144A
10.500%	07/01/19	B3	140	151,200
Dr Pepper Snapple Group, Inc.,
Gtd. Notes
2.700%	11/15/22	Baa1	180	178,824

SEE NOTES TO FINANCIAL STATEMENTS.

A159

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Duke Energy Carolinas LLC,
First Mortgage
4.300%	06/15/20	A1	$129	$147,082
First Ref. Mortgage
6.000%	01/15/38	A1	48	61,444
Duke Energy Corp.,
Sr. Unsec’d. Notes
5.050%	09/15/19	Baa2	770	893,189
Duke Realty LP,
Sr. Unsec’d. Notes, REIT
6.750%	03/15/20	Baa2	145	175,318
7.375%	02/15/15	Baa2	1,350	1,505,553
Dycom Investments, Inc.,
Gtd. Notes
7.125%	01/15/21	Ba3	75	79,313
Dynegy Roseton LLC/Danskammer Pass-Through Trust,
Pass-Through Certificates(i)
7.670%	11/08/16	NR	550	23,375
E*TRADE Financial Corp.,
Sr. Unsec’d. Notes
6.375%	11/15/19	B2	60	61,500
Eaton Corp.,
Gtd. Notes, 144A
1.500%	11/02/17	Baa1	257	257,525
4.000%	11/02/32	Baa1	24	24,684
4.150%	11/02/42	Baa1	125	126,413
Ecolab, Inc.,
Sr. Unsec’d. Notes
4.350%	12/08/21	Baa1	200	223,236
El Paso LLC,
Gtd. Notes
7.250%	06/01/18	Ba2	400	462,335
El Paso Pipeline Partners Operating Co. LLC,
Gtd. Notes
4.700%	11/01/42	Ba1	105	102,947
Emergency Medical Services Corp.,
Gtd. Notes
8.125%	06/01/19	B3	100	109,813
Endo Health Solutions, Inc.,
Gtd. Notes
7.000%	07/15/19	Ba3	70	74,637
7.250%	01/15/22	Ba3	70	75,075
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
Sr. Sec’d. Notes
10.000%	12/01/20(a)	Caa3	600	676,500
Energy Transfer Partners LP,
Sr. Unsec’d. Notes
6.500%	02/01/42(a)	Baa3	300	367,301
Energy XXI Gulf Coast, Inc.,
Gtd. Notes
7.750%	06/15/19	B3	80	87,400
Entergy Arkansas, Inc.,
First Mortgage
3.750%	02/15/21	A3	370	404,746
Enterprise Products Operating LLC,
Gtd. Notes
4.050%	02/15/22	Baa2	275	303,975
4.450%	02/15/43	Baa2	250	253,127

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
EOG Resources, Inc.,
Sr. Unsec’d. Notes
2.625%	03/15/23	A3	$494	$497,476
EP Energy LLC/EP Energy Finance, Inc.,
Sr. Unsec’d. Notes
9.375%	05/01/20(a)	B(d)	600	676,500
EP Energy LLC/Everest Acquisition Finance, Inc.,
Gtd. Notes
7.750%	09/01/22	B(d)	200	212,000
Sr. Sec’d. Notes
6.875%	05/01/19	Ba3	100	108,500
EPE Holdings LLC/EP Energy Bond Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.125%	12/15/17	B3	43	42,624
Epicor Software Corp.,
Gtd. Notes
8.625%	05/01/19	Caa1	325	341,250
Equinix, Inc.,
Sr. Unsec’d. Notes
7.000%	07/15/21	Ba2	75	83,250
ERAC USA Finance LLC,
Gtd. Notes, 144A
1.400%	04/15/16	Baa1	19	19,127
5.625%	03/15/42	Baa1	22	24,373
ERP Operating LP,
Sr. Unsec’d. Notes, REIT
4.625%	12/15/21	Baa1	110	123,905
EV Energy Partners LP/EV Energy Finance Corp.,
Gtd. Notes
8.000%	04/15/19	B3	400	424,500
Felcor Lodging LP,
Sr. Sec’d. Notes, REIT
6.750%	06/01/19	B2	122	129,625
FGI Operating Co. LLC/FGI Finance, Inc.,
Sec’d. Notes, 144A
7.875%	05/01/20	B3	35	36,050
Fidelity National Information Services, Inc.,
Gtd. Notes
5.000%	03/15/22(a)	Ba2	75	80,437
First Data Corp.,
Gtd. Notes
12.625%	01/15/21(a)	Caa1	219	230,497
Sec’d. Notes, 144A
8.250%	01/15/21	Caa1	300	300,000
Sec’d. Notes, PIK, 144A
8.750%	01/15/22(a)	Caa1	1,225	1,252,563
Sr. Sec’d. Notes, 144A
6.750%	11/01/20(a)	B1	1,270	1,282,700
First Industrial LP,
Sr. Unsec’d. Notes
6.420%	06/01/14	Ba3	1,480	1,549,353
Florida Power & Light Co.,
First Mortgage
3.800%	12/15/42	Aa3	130	130,370
Ford Motor Co.,
Sr. Unsec’d. Notes
7.450%	07/16/31	Baa3	128	162,560

SEE NOTES TO FINANCIAL STATEMENTS.

A160

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.000%	06/12/17(a)	Baa3	$1,830	$1,880,188
5.750%	02/01/21(a)	Baa3	250	287,831
Forest Oil Corp.,
Gtd. Notes
7.250%	06/15/19(a)	B2	75	75,375
Gtd. Notes, 144A
7.500%	09/15/20	B2	71	74,550
Freescale Semiconductor, Inc.,
Gtd. Notes
8.050%	02/01/20(a)	Caa1	70	69,650
Sr. Sec’d. Notes, 144A
9.250%	04/15/18(a)	B1	500	546,250
Fresenius Medical Care US Finance II, Inc.,
Gtd. Notes, 144A
5.625%	07/31/19	Ba2	250	268,437
5.875%	01/31/22	Ba2	165	179,025
Fresenius Medical Care US Finance, Inc.,
Gtd. Notes, 144A
5.750%	02/15/21	Ba2	135	144,450
Frontier Communications Corp.,
Sr. Unsec’d. Notes
9.250%	07/01/21(a)	Ba2	325	381,063
FTI Consulting, Inc.,
Gtd. Notes
6.750%	10/01/20(a)	Ba2	65	69,387
GCI, Inc.,
Sr. Unsec’d. Notes
8.625%	11/15/19	B2	350	371,875
General Cable Corp.,
Gtd. Notes, 144A
5.750%	10/01/22	B1	241	249,435
General Electric Capital Corp.,
Sr. Sec’d. Notes
1.000%	12/11/15	Aa3	58	58,233
2.100%	12/11/19	Aa3	289	289,817
Sr. Unsec’d. Notes
2.250%	11/09/15	A1	200	206,543
3.150%	09/07/22	A1	350	357,593
5.625%	05/01/18	A1	500	593,767
Sr. Unsec’d. Notes, MTN
4.375%	09/16/20	A1	765	853,775
4.650%	10/17/21	A1	250	285,259
5.875%	01/14/38	A1	955	1,151,971
6.750%	03/15/32(a)	A1	350	454,557
6.875%	01/10/39	A1	100	135,930
General Electric Co.,
Sr. Unsec’d. Notes
0.850%	10/09/15	Aa3	595	597,097
2.700%	10/09/22	Aa3	85	86,641
4.125%	10/09/42	Aa3	70	72,005
General Mills, Inc.,
Sr. Unsec’d. Notes
3.150%	12/15/21	Baa1	170	177,699
GenOn Energy, Inc.,
Sr. Unsec’d. Notes
9.875%	10/15/20(a)	B3	325	375,375

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Georgia Power Co.,
Sr. Unsec’d. Notes
4.300%	03/15/42	A3	$130	$136,354
Gilead Sciences, Inc.,
Sr. Unsec’d. Notes
4.500%	04/01/21	Baa1	590	674,284
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes
5.150%	01/15/14	A3	250	260,727
5.250%	07/27/21	A3	350	398,992
5.750%	01/24/22(a)	A3	840	993,058
5.950%	01/18/18	A3	100	116,369
6.250%	02/01/41	A3	510	625,730
7.500%	02/15/19(a)	A3	600	754,953
Sub. Notes
6.750%	10/01/37	Baa1	200	226,665
Goodman Networks, Inc.,
Sr. Sec’d. Notes, 144A
12.375%	07/01/18	B2	90	98,550
Goodrich Corp.,
Sr. Unsec’d. Notes
6.125%	03/01/19	A(d)	150	185,439
Goodyear Tire & Rubber Co. (The),
Gtd. Notes
7.000%	05/15/22	B1	200	214,500
8.750%	08/15/20	B1	500	576,250
Gray Television, Inc.,
Gtd. Notes, 144A
7.500%	10/01/20	Caa2	155	158,487
Griffon Corp.,
Gtd. Notes
7.125%	04/01/18	B1	60	63,600
GTE Corp.,
Gtd. Notes
6.840%	04/15/18	Baa1	250	312,993
Gymboree Corp.,
Gtd. Notes
9.125%	12/01/18	Caa2	75	66,750
H&E Equipment Services, Inc.,
Gtd. Notes, 144A
7.000%	09/01/22(a)	B3	250	266,250
Halliburton Co.,
Sr. Unsec’d. Notes
3.250%	11/15/21	A2	100	107,096
Hanesbrands, Inc.,
Gtd. Notes
6.375%	12/15/20	B1	250	275,000
Harland Clarke Holdings Corp.,
Sr. Sec’d. Notes, 144A
9.750%	08/01/18	B1	185	179,913
Harron Communications LP/Harron Finance Corp.,
Sr. Notes, 144A
9.125%	04/01/20	Caa1	50	54,750
Hartford Financial Services Group, Inc.,
Jr. Sub. Debs.
8.125%(c)	06/15/68	Ba1	100	115,125
Sr. Unsec’d. Notes
6.625%	03/30/40	Baa3	190	238,508

SEE NOTES TO FINANCIAL STATEMENTS.

A161

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
HCA Holdings, Inc.,
Sr. Unsec’d. Notes
6.250%	02/15/21	B3	$60	$61,500
7.750%	05/15/21	B3	750	813,750
HCA, Inc.,
Gtd. Notes
5.875%	05/01/23(a)	B3	80	82,800
7.500%	02/15/22(a)	B3	1,200	1,374,000
Sr. Sec’d. Notes
4.750%	05/01/23	Ba3	70	71,225
5.875%	03/15/22(a)	Ba3	415	451,313
6.500%	02/15/20(a)	Ba3	290	326,250
HCP, Inc.,
Sr. Unsec’d. Notes, REIT
2.625%	02/01/20	Baa1	300	298,829
3.150%	08/01/22	Baa1	75	73,501
3.750%	02/01/19(a)	Baa1	610	643,758
HD Supply, Inc.,
Sr. Sec’d. Notes, 144A
8.125%	04/15/19	B1	595	678,300
HDTFS, Inc.,
Gtd. Notes, 144A
5.875%	10/15/20	B2	579	605,055
6.250%	10/15/22(a)	B2	20	21,300
Health Management Associates, Inc.,
Sr. Unsec’d. Notes, 144A
7.375%	01/15/20	B3	540	583,200
HealthSouth Corp.,
Gtd. Notes
7.750%	09/15/22	B1	362	396,843
Hertz Corp. (The),
Gtd. Notes
7.375%	01/15/21	B2	100	110,000
Hess Corp.,
Sr. Unsec’d. Notes
7.875%	10/01/29	Baa2	40	55,616
Hewlett-Packard Co.,
Sr. Unsec’d. Notes
3.750%	12/01/20	Baa1	100	96,890
4.650%	12/09/21(a)	Baa1	405	406,575
6.000%	09/15/41(a)	Baa1	405	400,908
Hexion US Finance Corp.,
Sr. Sec’d. Notes
6.625%	04/15/20	Ba3	200	203,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC,
Sr. Sec’d. Notes
8.875%	02/01/18(a)	B3	300	308,250
Hiland Partners LP/Hiland Partners Finance Corp.,
Gtd. Notes, 144A
7.250%	10/01/20	B3	92	98,440
HilCorp Energy I LP/HilCorp Finance Co.,
Sr. Notes, 144A
7.625%	04/15/21	Ba3	210	228,900
HJ Heinz Co.,
Sr. Unsec’d. Notes
2.850%	03/01/22	Baa2	75	76,387
Holly Energy Partners LP/Holly Energy Finance Corp.,
Gtd. Notes
8.250%	03/15/18	B1	150	163,125

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
HSBC Finance Corp.,
Sr. Unsec’d. Notes
0.C554%(c)	01/15/14	Baa1	$818	$815,503
5.000%	06/30/15	Baa1	150	162,597
HSBC USA, Inc.,
Sr. Unsec’d. Notes
1.625%	01/16/18	A2	500	500,454
Hub International Ltd.,
Gtd. Notes, 144A
8.125%	10/15/18	Caa2	69	70,725
Humana, Inc.,
Sr. Unsec’d. Notes
4.625%	12/01/42	Baa3	140	141,373
Huntsman International LLC,
Gtd. Notes
8.625%	03/15/21(a)	B2	300	342,750
iGATE Corp.,
Gtd. Notes
9.000%	05/01/16(a)	B2	130	140,887
Igloo Holdings Corp.,
Sr. Unsec’d. Notes, PIK, 144A
8.250%	12/15/17	Caa1	41	40,487
ILFC E-Capital Trust I, Ltd.
Gtd. Notes, 144A
4.540%(c)	12/21/65(a)	B2	530	402,111
Illinois Tool Works, Inc.,
Sr. Unsec’d. Notes
3.900%	09/01/42	A1	260	267,150
IMS Health, Inc.,
Sr. Unsec’d. Notes, 144A
6.000%	11/01/20	B3	80	83,800
Inergy Midstream LP/NRGM Finance Corp.,
Gtd. Notes, 144A
6.000%	12/15/20	B1	32	33,040
Infor US, Inc.,
Gtd. Notes
9.375%	04/01/19(a)	Caa1	420	471,450
Intel Corp.,
Sr. Unsec’d. Notes
4.000%	12/15/32	A1	201	199,792
International Business Machines Corp.,
Sr. Unsec’d. Notes
1.950%	07/22/16	Aa3	200	207,854
5.600%	11/30/39	Aa3	150	193,322
International Lease Finance Corp.,
Sr. Unsec’d. Notes
6.250%	05/15/19(a)	Ba3	1,750	1,863,750
8.625%	01/15/22(a)	Ba3	400	494,000
8.875%	09/01/17	Ba3	265	311,396
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41	Baa3	90	106,572
International Wire Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	10/15/17	B3	48	48,480
Intuit, Inc.,
Sr. Unsec’d. Notes
5.750%	03/15/17	Baa1	51	58,831

SEE NOTES TO FINANCIAL STATEMENTS.

A162

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
inVentiv Health, Inc.,
Gtd. Notes, 144A
10.000%	08/15/18	Caa2	$7	$6,037
10.250%	08/15/18	Caa2	184	158,700
Sr. Sec’d. Notes, 144A
9.000%	01/15/18	B2	50	50,500
Isle of Capri Casinos, Inc.,
Gtd. Notes
7.750%	03/15/19	B3	70	75,425
iStar Financial, Inc.,
Sr. Unsec’d. Notes
9.000%	06/01/17(a)	B3	75	81,750
J.Crew Group, Inc.,
Gtd. Notes
8.125%	03/01/19	Caa1	250	264,375
Jarden Corp.,
Gtd. Notes
7.500%	05/01/17	B2	450	506,813
JBS USA LLC/JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A
8.250%	02/01/20(a)	B1	65	68,900
Jefferies Group, Inc.,
Sr. Unsec’d. Notes
5.500%	03/15/16	Baa3	150	159,750
8.500%	07/15/19	Baa3	150	179,250
JM Huber Corp.,
Sr. Notes, 144A
9.875%	11/01/19	B2	49	54,390
JMC Steel Group,
Sr. Notes, 144A
8.250%	03/15/18(a)	B3	70	73,150
Jo-Ann Stores Holdings, Inc.,
Sr. Unsec’d. Notes, PIK, 144A
9.750%	10/15/19(a)	Caa1	150	151,313
John Deere Capital Corp.,
Sr. Notes
1.700%	01/15/20	A2	33	32,662
Unsec’d. Notes
1.200%	10/10/17	A2	59	59,092
Johnson Controls, Inc.,
Sr. Unsec’d. Notes
3.750%	12/01/21	Baa1	100	106,343
K Hovnanian Enterprises, Inc.,
Gtd. Notes
11.875%	10/15/15	Caa3	30	32,400
Sec’d. Notes, 144A
9.125%	11/15/20	Caa2	24	25,440
Sr. Sec’d. Notes, 144A
7.250%	10/15/20	B3	56	60,200
Kaiser Aluminum Corp.,
Gtd. Notes
8.250%	06/01/20	Ba3	100	109,000
KB Home,
Gtd. Notes
7.500%	09/15/22	B2	75	81,750
Kennedy-Wilson, Inc.,
Gtd. Notes
8.750%	04/01/19	B2	65	69,225

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Kerr-McGee Corp.,
Gtd. Notes
7.875%	09/15/31	Baa3	$60	$79,699
Key Energy Services, Inc.,
Gtd. Notes
6.750%	03/01/21	B1	200	200,000
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21(a)	Baa1	175	203,877
Kinder Morgan Energy Partners LP,
Sr. Unsec’d. Notes
6.850%	02/15/20	Baa2	140	176,391
Sr. Unsec’d. Notes, MTN
6.950%	01/15/38	Baa2	435	572,401
Kinetic Concepts, Inc./KCI USA, Inc.,
Sec’d. Notes, 144A
10.500%	11/01/18(a)	B3	600	629,250
Kraft Foods Group, Inc.,
Sr. Unsec’d. Notes, 144A
1.625%	06/04/15	Baa2	850	865,104
3.500%	06/06/22	Baa2	270	288,189
5.000%	06/04/42	Baa2	250	281,125
6.125%	08/23/18	Baa2	100	122,513
Kraft Foods, Inc.,
Sr. Unsec’d. Notes
6.500%	08/11/17	Baa2	100	122,138
Kroger Co. (The),
Gtd. Notes
6.900%	04/15/38	Baa2	150	193,361
Sr. Unsec’d. Notes
2.200%	01/15/17	Baa2	175	180,848
5.000%	04/15/42	Baa2	105	112,111
Lamar Media Corp.,
Gtd. Notes, 144A
5.000%	05/01/23	B1	46	47,265
Laredo Petroleum, Inc.,
Gtd. Notes
7.375%	05/01/22	B3	70	75,950
Lennar Corp.,
Gtd. Notes
6.950%	06/01/18	B1	100	111,750
Gtd. Notes, 144A
4.750%	11/15/22	B1	75	73,500
Level 3 Communications, Inc.,
Sr. Unsec’d. Notes
11.875%	02/01/19(a)	Caa2	25	28,813
Sr. Unsec’d. Notes, 144A
8.875%	06/01/19	Caa2	100	106,500
Level 3 Financing, Inc.,
Gtd. Notes
8.125%	07/01/19(a)	B3	125	136,250
8.625%	07/15/20(a)	B3	1,200	1,332,000
LG&E and KU Energy LLC,
Sr. Unsec’d. Notes
2.125%	11/15/15	Baa2	600	612,670
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
7.800%	03/07/87	Baa3	325	361,563

SEE NOTES TO FINANCIAL STATEMENTS.

A163

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Liberty Property LP,
Sr. Unsec’d. Notes, REIT
3.375%	06/15/23	Baa1	$140	$138,525
Liberty Tire Recycling,
Gtd. Notes, 144A
11.000%	10/01/16	Caa2	31	28,675
Lincoln National Corp.,
Sr. Unsec’d. Notes
4.850%	06/24/21	Baa2	50	56,097
Linn Energy LLC/Linn Energy Finance Corp.,
Gtd. Notes
7.750%	02/01/21	B2	700	745,500
Local TV Finance LLC,
Sr. Unsec’d. Notes, 144A
9.250%	06/15/15	Caa2	175	176,969
Lockheed Martin Corp.,
Sr. Unsec’d. Notes
3.350%	09/15/21	Baa1	380	401,567
Unsec’d. Notes, 144A
4.070%	12/15/42	Baa1	108	106,088
M/I Homes, Inc.,
Gtd. Notes
8.625%	11/15/18	Caa1	105	115,500
Macy’s Retail Holdings, Inc.,
Gtd. Notes
2.875%	02/15/23	Baa3	74	72,463
4.300%	02/15/43(a)	Baa3	135	131,355
5.125%	01/15/42	Baa3	40	43,224
5.900%	12/01/16	Baa3	334	392,455
Manitowoc Co., Inc. (The),
Gtd. Notes
8.500%	11/01/20	B3	180	202,050
Marathon Petroleum Corp.,
Sr. Unsec’d. Notes
6.500%	03/01/41	Baa2	205	259,746
Marina District Finance Co., Inc.,
Sr. Sec’d. Notes
9.875%	08/15/18(a)	B2	500	480,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
Gtd. Notes
6.250%	06/15/22	Ba3	175	190,750
Masco Corp.,
Sr. Unsec’d. Notes
5.950%	03/15/22	Ba3	25	27,712
MassMutual Global Funding II,
Sec’d. Notes, 144A
2.500%	10/17/22	Aa2	184	180,912
Sr. Sec’d. Notes, 144A
3.125%	04/14/16	Aa2	180	190,849
Mattel, Inc.,
Sr. Unsec’d. Notes
5.450%	11/01/41	Baa1	110	124,260
McKesson Corp.,
Sr. Unsec’d. Notes
2.700%	12/15/22	Baa2	125	125,041
Medco Health Solutions, Inc.,
Sr. Unsec’d. Notes
2.750%	09/15/15	Baa3	800	833,904

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Media General, Inc.,
Sr. Sec’d. Notes
11.750%	02/15/17	Caa1	$125	$144,375
Mediacom LLC/Mediacom Capital Corp.,
Sr. Unsec’d. Notes
7.250%	02/15/22	B3	145	155,875
Merck & Co., Inc.,
Sr. Unsec’d. Notes
2.400%	09/15/22	A1	70	70,023
3.600%	09/15/42	A1	285	281,195
Meritage Homes Corp.,
Gtd. Notes
7.000%	04/01/22	B1	67	72,863
7.150%	04/15/20	B1	18	19,710
MetLife, Inc.,
Sr. Unsec’d. Notes
4.125%	08/13/42	A3	220	220,029
4.750%	02/08/21	A3	290	336,725
MetroPCS Wireless, Inc.,
Gtd. Notes
6.625%	11/15/20(a)	B2	200	212,500
Metropolitan Life Global Funding I,
Sr. Sec’d. Notes, 144A
2.500%	09/29/15	Aa3	300	312,947
3.875%	04/11/22	Aa3	560	609,035
MGM Resorts International,
Gtd. Notes
6.625%	12/15/21	B3	155	155,000
7.500%	06/01/16	B3	100	107,250
7.625%	01/15/17	B3	900	963,000
7.750%	03/15/22(a)	B3	325	347,750
Gtd. Notes, 144A
6.750%	10/01/20(a)	B3	125	127,656
8.625%	02/01/19(a)	B3	250	278,750
Michael Foods, Inc.,
Gtd. Notes
9.750%	07/15/18	B3	200	221,000
Microsoft Corp.,
Sr. Unsec’d. Notes
0.875%	11/15/17	Aaa	46	45,758
3.500%	11/15/42	Aaa	345	333,546
MidAmerican Energy Holdings Co.,
Sr. Unsec’d. Notes
6.125%	04/01/36	Baa1	130	164,104
Midstates Petroleum Co., Inc./Midstates Petroleum Co., LLC,
Gtd. Notes, 144A
10.750%	10/01/20	Caa1	51	54,187
Mondelez International, Inc.,
Sr. Unsec’d. Notes
5.375%	02/10/20	Baa2	795	959,773
Morgan Stanley,
Sr. Unsec’d. Notes
5.750%	01/25/21	Baa1	700	799,425
6.375%	07/24/42(a)	Baa1	175	205,153
7.300%	05/13/19	Baa1	600	729,132
Sr. Unsec’d. Notes, MTN
5.500%	07/28/21	Baa1	450	510,918
5.550%	04/27/17	Baa1	620	687,354

SEE NOTES TO FINANCIAL STATEMENTS.

A164

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Mosaic Co. (The),
Sr. Unsec’d. Notes
3.750%	11/15/21	Baa1	$170	$180,593
MultiPlan, Inc.,
Gtd. Notes, 144A
9.875%	09/01/18	Caa1	125	139,375
Mylan, Inc.,
Gtd. Notes, 144A
3.125%	01/15/23	Baa3	355	351,938
7.875%	07/15/20	Baa3	400	472,704
Nabors Industries, Inc.,
Gtd. Notes
5.000%	09/15/20	Baa2	100	108,664
National Mentor Holdings, Inc.,
Gtd. Notes, 144A
12.500%	02/15/18	Caa2	75	76,687
National Oilwell Varco, Inc.,
Sr. Unsec’d. Notes
1.350%	12/01/17	A2	37	37,235
Nationstar Mortgage LLC/Nationstar Capital Corp.,
Gtd. Notes, 144A
7.875%	10/01/20	B2	67	70,685
9.625%	05/01/19	B2	65	73,125
NBCUniversal Media LLC,
Sr. Unsec’d. Notes
3.650%	04/30/15	Baa2	855	909,562
5.150%	04/30/20	Baa2	100	118,545
6.400%	04/30/40	Baa2	103	132,161
NCR Corp.,
Gtd. Notes, 144A
4.625%	02/15/21	Ba3	9	9,000
5.000%	07/15/22	Ba3	26	26,423
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.875%	03/15/22	Ba1	65	68,900
Nevada Power Co.,
General Ref. Motgage
7.125%	03/15/19	Baa1	275	352,605
New Albertsons, Inc.,
Sr. Unsec’d. Notes
8.000%	05/01/31	Caa1	105	59,063
New York Life Global Funding,
Sr. Sec’d. Notes, 144A
2.450%	07/14/16	Aaa	150	157,174
Newfield Exploration Co.,
Sr. Unsec’d. Notes
5.750%	01/30/22	Ba1	200	220,000
Newmont Mining Corp.,
Gtd. Notes
4.875%	03/15/42	Baa1	105	108,141
News America, Inc.,
Gtd. Notes
6.150%	03/01/37	Baa1	500	613,633
6.150%	02/15/41	Baa1	50	63,329
9.500%	07/15/24	Baa1	200	284,362
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.,
Sec’d. Notes
8.875%	04/15/17	B3	250	274,375

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes
1.200%	06/01/15	Baa1	$59	$59,377
NFR Energy LLC/NFR Energy Finance Corp.,
Gtd. Notes
9.750%	02/15/17(a)	Caa2	80	77,000
NGPL PipeCo LLC,
Sr. Sec’d. Notes, 144A
9.625%	06/01/19	Ba3	325	373,750
NII Capital Corp.,
Gtd. Notes
7.625%	04/01/21	B2	500	378,750
NiSource Finance Corp.,
Gtd. Notes
4.450%	12/01/21	Baa3	195	213,529
5.800%	02/01/42(a)	Baa3	140	159,402
6.250%	12/15/40	Baa3	75	89,750
Noranda Aluminum Acquisition Corp.,
Gtd. Notes, PIK
4.524%(c)	05/15/15	Caa1	185	173,900
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
6.000%	03/15/2105	Baa1	100	121,597
Nortek, Inc.,
Gtd. Notes
8.500%	04/15/21(a)	Caa1	145	160,950
NRG Energy, Inc.,
Gtd. Notes
7.625%	01/15/18(a)	B1	550	610,500
7.875%	05/15/21	B1	325	360,750
Nuance Communications, Inc.,
Gtd. Notes, 144A
5.375%	08/15/20	Ba3	82	85,690
Oglethorpe Power Corp.,
First Mortgage
5.375%	11/01/40	Baa1	190	222,469
Ohio Power Co.,
Sr. Unsec’d. Notes
6.600%	03/01/33	Baa1	75	99,019
Oil States International, Inc.,
Gtd. Notes
6.500%	06/01/19	Ba3	170	181,050
Gtd. Notes, 144A
5.125%	01/15/23	Ba3	20	20,275
Olin Corp.,
Sr. Unsec’d. Notes
5.500%	08/15/22	Ba1	105	109,463
Omnicare, Inc.,
Gtd. Notes
7.750%	06/01/20(a)	Ba3	125	138,750
OMNOVA Solutions, Inc.,
Gtd. Notes
7.875%	11/01/18(a)	B2	70	72,187
Oncor Electric Delivery Co. LLC,
Sr. Sec’d. Notes
5.250%	09/30/40	Baa2	220	243,225
ONEOK Partners LP,
Gtd. Notes
3.250%	02/01/16	Baa2	720	759,626

SEE NOTES TO FINANCIAL STATEMENTS.

A165

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
3.375%	10/01/22	Baa2	$185	$188,523
Onex USI Aquisition Corp.,
Sr. Unsec’d. Notes, 144A
7.750%	01/15/21	Caa2	71	69,935
Oppenheimer Holdings, Inc.,
Sr. Sec’d. Notes
8.750%	04/15/18	B2	70	72,800
Oracle Corp.,
Sr. Unsec’d. Notes
2.500%	10/15/22	A1	963	971,676
6.500%	04/15/38	A1	100	139,052
Oshkosh Corp.,
Gtd. Notes
8.500%	03/01/20	B1	400	443,000
Pacific Gas & Electric Co.,
Sr. Unsec’d. Notes
4.450%	04/15/42	A3	270	288,217
Pacific Life Insurance Co.,
Sub. Notes, 144A
9.250%	06/15/39	A3	50	69,920
PacifiCorp,
First Mortgage
2.950%	02/01/22(a)	A2	545	569,495
PAETEC Holding Corp.,
Sr. Sec’d. Notes
8.875%	06/30/17	BB-(d)	112	120,120
Party City Holdings, Inc.,
Sr. Unsec’d. Notes, 144A
8.875%	08/01/20(a)	Caa1	300	321,750
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A
8.250%	02/15/20(a)	Ba3	91	98,053
Peabody Energy Corp.,
Gtd. Notes
6.250%	11/15/21(a)	Ba1	605	642,813
Peco Energy Co.,
First Mortgage
2.375%	09/15/22	A1	150	151,284
Penske Automotive Group, Inc.,
Gtd. Notes, 144A
5.750%	10/01/22	B2	100	103,000
Pfizer, Inc.,
Sr. Unsec’d. Notes
6.200%	03/15/19	A1	670	846,864
PH Glatfelter Co.,
Sr. Unsec’d. Notes
5.375%	10/15/20	Ba1	92	94,300
PHI, Inc.,
Gtd. Notes
8.625%	10/15/18	B2	75	80,250
Philip Morris International, Inc.,
Sr. Unsec’d. Notes
4.375%	11/15/41	A2	290	310,894
Phillips 66,
Gtd. Notes, 144A
4.300%	04/01/22	Baa1	390	435,793
5.875%	05/01/42	Baa1	125	150,417

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Pinnacle Entertainment, Inc.,
Gtd. Notes
8.750%	05/15/20	B3	$70	$75,600
Pioneer Drilling Co.,
Gtd. Notes
9.875%	03/15/18	B2	75	81,563
Plains All American Pipeline LP/PAA Finance Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/20	Baa2	285	344,480
Plains Exploration & Production Co.,
Gtd. Notes
6.500%	11/15/20	B1	726	804,045
6.875%	02/15/23	B1	101	115,393
Plastipak Holdings, Inc.,
Sr. Notes, 144A
10.625%	08/15/19	B3	60	68,550
PNC Bank NA,
Sub. Notes
2.700%	11/01/22	A3	820	820,260
PNC Funding Corp.,
Bank Gtd. Notes
4.375%	08/11/20	A3	150	171,084
5.125%	02/08/20	A3	150	178,399
Polymer Group, Inc.,
Sr. Sec’d. Notes
7.750%	02/01/19	B1	100	107,250
PolyOne Corp.,
Sr. Unsec’d. Notes
7.375%	09/15/20(a)	Ba3	150	163,875
Post Holdings, Inc.,
Gtd. Notes, 144A
7.375%	02/15/22	B1	200	219,125
Potomac Electric Power Co.,
First Mortgage
7.900%	12/15/38	A3	75	121,548
PPL Capital Funding, Inc.,
Gtd. Notes
3.500%	12/01/22(a)	Baa3	230	234,116
PPL Electric Utilities Corp.,
First Mortgage
2.500%	09/01/22	A3	52	52,239
Prince Mineral Holding Corp.,
Sr. Sec’d. Notes, 144A
11.500%	12/15/19	Caa1	10	10,350
Principal Financial Group, Inc.,
Gtd. Notes
1.850%	11/15/17	A3	26	26,138
Principal Life Global Funding II,
Sec’d. Notes, 144A
1.000%	12/11/15	Aa3	94	93,861
Private Export Funding Corp.,
Gov’t. Gtd. Notes
4.375%	03/15/19	Aaa	1,225	1,460,979
Procter & Gamble Co. (The),
Sr. Unsec’d. Notes
5.800%	08/15/34	Aa3	100	132,415
Progress Energy, Inc.,
Sr. Unsec’d. Notes
3.150%	04/01/22	Baa2	320	323,944

SEE NOTES TO FINANCIAL STATEMENTS.

A166

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
PSEG Power LLC,
Gtd. Notes
5.125%	04/15/20	Baa1	$100	$115,247
Public Service Co. of Colorado,
First Mortgage
2.250%	09/15/22	A2	31	30,769
Public Service Electric & Gas Co.,
Sec’d. Notes, MTN
3.650%	09/01/42	A1	56	55,060
PVH Corp.,
Sr. Unsec’d. Notes
4.500%	12/15/22(a)	Ba3	29	29,290
QEP Resources, Inc.,
Sr. Unsec’d. Notes
5.250%	05/01/23(a)	Ba1	48	51,360
5.375%	10/01/22	Ba1	300	321,750
Radiation Therapy Services, Inc.,
Sec’d. Notes
8.875%	01/15/17	B1	350	343,000
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A
8.000%	12/01/18	B1	70	71,225
Range Resources Corp.,
Gtd. Notes
6.750%	08/01/20	Ba3	130	141,050
Realogy Group LLC,
Sr. Sec’d. Notes, 144A
7.625%	01/15/20	B1	400	453,000
Regal Cinemas Corp.,
Gtd. Notes
8.625%	07/15/19	B2	75	82,875
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes
5.500%	04/15/23	B1	225	240,187
Resolute Forest Products,
Sr. Sec’d. Notes
10.250%	10/15/18	Ba3	239	273,655
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
Gtd. Notes
9.000%	04/15/19	Caa2	1,500	1,560,000
9.875%	08/15/19(a)	Caa2	440	470,800
Sr. Sec’d. Notes
7.125%	04/15/19(a)	B1	300	322,500
7.875%	08/15/19(a)	B1	150	166,875
Sr. Sec’d. Notes, 144A
5.750%	10/15/20	B1	205	211,663
Rite Aid Corp.,
Gtd. Notes
9.500%	06/15/17(a)	Caa2	700	730,625
Sec’d. Notes
7.500%	03/01/17	Caa1	450	462,375
10.375%	07/15/16	Caa1	175	185,063
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.,
Sr. Sec’d. Notes, 144A
9.500%	06/15/19	B3	70	75,950
ROC Finance LLC/ROC Finance 1 Corp.,
Sec’d. Notes, 144A
12.125%	09/01/18	Caa2	120	138,600

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Roche Holdings, Inc.,
Gtd. Notes, 144A
7.000%	03/01/39	A1	$130	$195,876
Roofing Supply Group LLC/Roofing Supply Finance, Inc.,
Gtd. Notes, 144A
10.000%	06/01/20	B3	60	67,200
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes
6.125%	01/15/17	Ba3	55	53,213
Ruby Tuesday, Inc.,
Gtd. Notes, 144A
7.625%	05/15/20	B3	40	38,200
Ryerson, Inc.,
Sr. Sec’d. Notes, 144A
9.000%	10/15/17(a)	Caa2	70	71,400
SABMiller Holdings, Inc.,
Gtd. Notes, 144A
1.850%	01/15/15	Baa1	500	509,843
2.450%	01/15/17	Baa1	620	646,285
Sabre, Inc.,
Sr. Sec’d. Notes, 144A
8.500%	05/15/19	B1	500	532,500
Samson Investment Co.,
Sr. Unsec’d. Notes, 144A
9.750%	02/15/20(a)	B3	270	285,525
Samsung Electronics America, Inc.,
Gtd. Notes, 144A
1.750%	04/10/17	A1	265	268,114
SandRidge Energy, Inc.,
Gtd. Notes
7.500%	03/15/21	B2	500	535,000
SBA Telecommunications, Inc.,
Gtd. Notes, 144A
5.750%	07/15/20	B1	70	74,375
Scotts Miracle-Gro Co. (The),
Gtd. Notes
6.625%	12/15/20	B1	250	274,375
Sealed Air Corp.,
Gtd. Notes, 144A
8.125%	09/15/19	B1	125	140,625
8.375%	09/15/21(a)	B1	250	285,625
Sr. Unsec’d. Notes, 144A
6.500%	12/01/20	B1	55	59,400
Sempra Energy,
Sr. Unsec’d. Notes
2.300%	04/01/17	Baa1	460	477,654
2.875%	10/01/22	Baa1	288	288,698
Seneca Gaming Corp.,
Gtd. Notes, 144A
8.250%	12/01/18	B2	140	147,700
Serta Simmons Holdings LLC,
Sr. Unsec’d. Notes, 144A
8.125%	10/01/20	Caa1	431	431,000
Service Corp. International,
Sr. Unsec’d. Notes
8.000%	11/15/21	Ba3	85	104,550
Severstal Columbus LLC,
Sr. Sec’d. Notes
10.250%	02/15/18	B3	70	73,675

SEE NOTES TO FINANCIAL STATEMENTS.

A167

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Sidewinder Drilling, Inc.,
Sr. Unsec’d. Notes, 144A
9.750%	11/15/19	B3	$40	$40,200
Sierra Pacific Power Co.,
General Ref. Motgage
6.000%	05/15/16	Baa1	500	578,661
Simon Property Group LP,
Sr. Unsec’d. Notes, REIT
2.750%	02/01/23	A3	255	254,857
6.125%	05/30/18	A3	150	182,717
Sinclair Television Group, Inc.,
Sr. Unsec’d. Notes, 144A
6.125%	10/01/22(a)	B2	125	132,656
Sitel LLC/Sitel Finance Corp.,
Gtd. Notes
11.500%	04/01/18	Caa2	200	141,000
Six Flags Entertainment Corp.,
Gtd. Notes, 144A
5.250%	01/15/21(a)	B3	75	75,000
Sky Growth Acquisition Corp.,
Gtd. Notes, 144A
7.375%	10/15/20	Caa1	45	44,775
SM Energy Co.,
Sr. Unsec’d. Notes
6.500%	11/15/21	B1	300	321,000
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
7.750%	07/01/17	B1	60	69,900
Southern Copper Corp.,
Sr. Unsec’d. Notes
5.250%	11/08/42	Baa2	180	180,149
Southern Power Co.,
Sr. Unsec’d. Notes
5.150%	09/15/41(a)	Baa1	100	112,610
Sprint Capital Corp.,
Gtd. Notes
8.750%	03/15/32(a)	B3	2,000	2,445,000
Sprint Nextel Corp.,
Gtd. Notes, 144A
7.000%	03/01/20(a)	Ba3	350	406,875
9.000%	11/15/18	Ba3	450	555,750
Sr. Unsec’d. Notes
7.000%	08/15/20	B3	1,000	1,092,500
SquareTwo Financial Corp.,
Sec’d. Notes
11.625%	04/01/17(a)	B2	75	71,063
Standard Pacific Corp.,
Gtd. Notes
8.375%	05/15/18	B3	175	203,000
8.375%	01/15/21(a)	B3	25	29,000
Steel Dynamics, Inc.,
Gtd. Notes, 144A
6.375%	08/15/22	Ba2	145	153,700
Stone Energy Corp.,
Gtd. Notes
7.500%	11/15/22	B3	100	104,000
SunGard Data Systems, Inc.,
Gtd. Notes
7.625%	11/15/20(a)	Caa1	150	163,875

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Gtd. Notes, 144A
6.625%	11/01/19(a)	Caa1	$450	$460,125
SUPERVALU, Inc.,
Sr. Unsec’d. Notes
8.000%	05/01/16(a)	Caa1	430	409,575
Swift Energy Co.,
Gtd. Notes
8.875%	01/15/20	B3	195	212,063
Gtd. Notes, 144A
7.875%	03/01/22	B3	70	73,150
Swiss Re Treasury US Corp.,
Gtd. Notes, 144A
4.250%	12/06/42	A1	80	79,275
Tampa Electric Co.,
Sr. Unsec’d. Notes
2.600%	09/15/22	A3	365	368,247
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes, 144A
5.250%	05/01/23	Ba3	212	219,420
Target Corp.,
Sr. Unsec’d. Notes
4.000%	07/01/42(a)	A2	105	107,875
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A
7.750%	04/15/20	B2	60	63,600
TECO Finance, Inc.,
Gtd. Notes
5.150%	03/15/20	Baa2	100	116,314
Tenet Healthcare Corp.,
Sr. Sec’d. Notes
6.250%	11/01/18	B1	335	367,663
8.875%	07/01/19	B1	70	78,400
Sr. Sec’d. Notes, 144A
4.750%	06/01/20	B1	50	50,750
Sr. Unsec’d. Notes
8.000%	08/01/20(a)	Caa1	828	891,653
Terex Corp.,
Gtd. Notes
6.500%	04/01/20	B3	200	212,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Sr. Unsec’d. Notes, 144A
5.875%	10/01/20	B1	170	176,375
Texas Eastern Transmission LP,
Sr. Unsec’d. Notes, 144A
2.800%	10/15/22	Baa1	185	185,060
Thermadyne Holdings Corp.,
Sr. Sec’d. Notes
9.000%	12/15/17	B2	145	154,425
Time Warner Cable, Inc.,
Gtd. Notes
4.125%	02/15/21	Baa2	300	328,537
5.500%	09/01/41	Baa2	345	383,870
5.875%	11/15/40	Baa2	360	419,471
Time Warner Entertainment Co. LP,
Gtd. Notes
8.375%	03/15/23	Baa2	140	197,873
Time Warner, Inc.,
Gtd. Notes
4.900%	06/15/42	Baa2	40	42,910

SEE NOTES TO FINANCIAL STATEMENTS.

A168

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
6.200%	03/15/40	Baa2	$490	$600,061
Toll Brothers Finance Corp.,
Gtd. Notes
5.875%	02/15/22	Ba1	47	53,314
6.750%	11/01/19	Ba1	25	29,718
Tops Holding Corp./Tops Markets LLC,
Sr. Sec’d. Notes, 144A
8.875%	12/15/17	B3	70	72,625
Toyota Motor Credit Corp.,
Sr. Unsec’d. Notes
0.875%	07/17/15	Aa3	740	743,048
Sr. Unsec’d. Notes, MTN
1.250%	10/05/17	Aa3	86	86,612
4.250%	01/11/21	Aa3	325	371,286
TransDigm, Inc.,
Gtd. Notes, 144A
5.500%	10/15/20(a)	B3	150	156,000
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK, 144A
8.125%	06/15/18	Caa1	54	55,755
Tronox Finance LLC,
Gtd. Notes, 144A
6.375%	08/15/20	B1	125	126,250
Tutor Perini Corp.,
Gtd. Notes
7.625%	11/01/18	B1	160	165,200
tw telecom holdings, Inc.,
Gtd. Notes, 144A
5.375%	10/01/22	B1	10	10,475
UCI International, Inc.,
Gtd. Notes
8.625%	02/15/19	B3	200	198,250
Unit Corp.,
Gtd. Notes
6.625%	05/15/21	B2	200	205,250
United Parcel Service, Inc.,
Sr. Unsec’d. Notes
2.450%	10/01/22	Aa3	43	43,014
United Rentals North America, Inc.,
Gtd. Notes
8.375%	09/15/20(a)	Caa1	250	276,875
Gtd. Notes, 144A
7.375%	05/15/20	B3	1,000	1,097,500
United States Steel Corp.,
Sr. Unsec’d. Notes
7.500%	03/15/22	B1	80	84,200
United Surgical Partners, Inc.,
Sr. Unsec’d. Notes, 144A
9.000%	04/01/20	Caa1	130	144,300
United Technologies Corp.,
Sr. Unsec’d. Notes
4.500%	06/01/42	A2	370	411,130
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
2.750%	02/15/23	A3	29	29,261
4.700%	02/15/21	A3	150	174,750
5.700%	10/15/40	A3	425	515,086

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
6.750%	09/15/22	B2	$50	$51,625
US Airways 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.625%	12/03/26	Ba1	63	64,260
Vail Resorts, Inc.,
Gtd. Notes
6.500%	05/01/19	Ba3	150	161,437
Valassis Communications, Inc.,
Gtd. Notes
6.625%	02/01/21	Ba3	90	95,400
Valeant Pharmaceuticals International,
Gtd. Notes, 144A
6.875%	12/01/18	B1	150	161,625
7.000%	10/01/20(a)	B1	1,105	1,201,687
Sr. Notes, 144A
6.375%	10/15/20	B1	20	21,450
Valero Energy Corp.,
Gtd. Notes
6.625%	06/15/37	Baa2	140	172,486
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
Gtd. Notes
8.000%	02/01/18(a)	B3	135	139,725
Vanguard Natural Resources LLC/VNR Finance Corp.,
Gtd. Notes
7.875%	04/01/20	Caa1	133	138,985
Ventas Realty LP/Ventas Capital Corp.,
Gtd. Notes, REIT
4.250%	03/01/22	Baa2	405	429,481
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
5.500%	02/15/18	A3	100	120,087
5.550%	02/15/16	A3	100	113,874
5.850%	09/15/35	A3	100	125,619
6.100%	04/15/18(a)	A3	960	1,180,404
6.900%	04/15/38(a)	A3	355	505,234
Verizon Global Funding Corp.,
Sr. Unsec’d. Notes
7.750%	12/01/30	A3	250	366,022
Verizon Pennsylvania, Inc.,
Gtd. Notes
8.350%	12/15/30	A-(d)	300	410,523
Viacom, Inc.,
Sr. Unsec’d. Notes
4.500%	02/27/42	Baa1	20	19,730
6.250%	04/30/16	Baa1	600	695,563
Sr. Unsec’d. Notes, 144A
4.375%	03/15/43	Baa1	155	152,474
Viasystems, Inc.,
Sr. Sec’d. Notes, 144A
7.875%	05/01/19	B1	23	22,540
Virginia Electric and Power Co.,
Sr. Unsec’d. Notes
2.950%	01/15/22	A3	325	342,249
VPI Escrow Corp.,
Gtd. Notes, 144A
6.375%	10/15/20(a)	B1	125	134,063

SEE NOTES TO FINANCIAL STATEMENTS.

A169

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
Vulcan Materials Co.,
Sr. Unsec’d. Notes
7.500%	06/15/21	Ba3	$270	$307,800
W&T Offshore, Inc.,
Gtd. Notes
8.500%	06/15/19(a)	B3	170	182,750
Gtd. Notes, 144A
8.500%	06/15/19	B3	25	26,625
Wachovia Capital Trust III,
Ltd. Gtd. Notes
5.570%(c)	03/29/49(a)	Baa3	310	308,450
Walgreen Co.,
Sr. Unsec’d. Notes
1.800%	09/15/17(a)	Baa1	69	69,385
Wal-Mart Stores, Inc.,
Sr. Unsec’d. Notes
5.000%	10/25/40	Aa2	490	592,878
Walt Disney Co. (The),
Sr. Unsec’d. Notes
2.750%	08/16/21	A2	100	104,408
Sr. Unsec’d. Notes, MTN
1.100%	12/01/17	A2	325	325,682
Waste Management, Inc.,
Gtd. Notes
2.600%	09/01/16	Baa3	725	759,488
2.900%	09/15/22	Baa3	54	53,430
Watson Pharmaceuticals, Inc.,
Sr. Unsec’d. Notes
3.250%	10/01/22	Baa3	395	403,235
4.625%	10/01/42	Baa3	130	135,347
WEA Finance LLC/WT Finance Aust Pty Ltd.,
Gtd. Notes, 144A
3.375%	10/03/22(a)	A2	216	221,986
WellPoint, Inc.,
Sr. Unsec’d. Notes
3.300%	01/15/23	Baa2	140	143,641
4.625%	05/15/42	Baa2	185	191,071
Wells Fargo & Co.,
Sr. Unsec’d. Notes
1.500%	01/16/18	A2	115	115,189
3.676%	06/15/16	A2	2,140	2,313,563
Sr. Unsec’d. Notes, MTN
3.500%	03/08/22(a)	A2	1,305	1,391,981
4.600%	04/01/21	A2	600	690,145
Weyerhaeuser Co.,
Sr. Unsec’d. Notes, REIT
8.500%	01/15/25	Ba1	90	119,718
Windstream Corp.,
Gtd. Notes
7.000%	03/15/19(a)	Ba3	40	40,900
7.750%	10/01/21(a)	Ba3	1,040	1,123,200
Wisconsin Electric Power Co.,
Sr. Unsec’d. Notes
3.650%	12/15/42	A2	44	43,025
WMG Acquisition Corp.,
Sr. Sec’d. Notes, 144A
6.000%	01/15/21	Ba2	430	453,650

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
United States (continued)
WPX Energy, Inc.,
Sr. Unsec’d. Notes
6.000%	01/15/22	Ba1		$625	$673,437
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
First Mortgage
5.375%	03/15/22	BBB-(d)		165	175,313
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.700%	05/15/20	Baa1		625	730,896
6.500%	07/01/36	Baa1		140	187,946
Xerox Corp.,
Sr. Unsec’d. Notes
4.500%	05/15/21	Baa2		560	592,954
5.625%	12/15/19	Baa2		150	167,589
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes
10.125%	07/01/20	Caa1		19	21,613
Sr. Sec’d. Notes
8.125%	01/01/20	B1		30	33,375

					225,578,812

Venezuela — 0.1%
Petroleos de Venezuela SA,
Gtd. Notes
5.375%	04/12/27	B+(d)		1,055	738,500
8.500%	11/02/17	B+(d)		336	331,800
9.000%	11/17/21	B+(d)		87	82,680
9.750%	05/17/35	B2		231	222,967
Sr. Unsec’d. Notes
4.900%	10/28/14	NR		250	239,000

					1,614,947

TOTAL CORPORATE BONDS (cost $277,264,106)					282,512,751

FOREIGN GOVERNMENT BONDS — 1.3%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes
— %(t)	12/31/38	NR		730	262,070
8.280%	12/31/33	NR		600	428,745
Bahrain Government International Bond (Bahrain),
Notes, 144A
6.125%	07/05/22	BBB(d)		210	231,525
Banco Nacional de Desenvolvimento Economico e Social (Brazil),
Sr. Unsec’d. Notes, 144A
6.500%	06/10/19	Baa1		330	404,250
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A
4.138%	01/03/23	Aa2		200	212,900
Brazilian Government International Bond (Brazil),
Sr. Unsec’d. Notes
5.875%	01/15/19	Baa2		150	185,550
7.125%	01/20/37	Baa2		120	183,600
8.250%	01/20/34	Baa2		380	639,350
8.500%	01/05/24	Baa2	BRL	1,200	713,553
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
7.375%	09/18/37	Baa3		100	155,300

SEE NOTES TO FINANCIAL STATEMENTS.

A170

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Costa Rica Government International Bond (Costa Rica),
Sr. Unsec’d. Notes
9.995%	08/01/20	Baa3		$70	$96,250
Croatia Government International Bond (Croatia),
Sr. Unsec’d. Notes
6.250%	04/27/17	Baa3		360	394,740
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
7.500%	05/06/21	B1		150	174,225
9.040%	01/23/18	B1		126	142,032
Ecuador Government International Bond (Ecuador),
Notes
9.375%	12/15/15	Caa1		200	200,000
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes
5.750%	04/29/20	B2		116	115,130
El Salvador Government International Bond (El Salvador),
Sr. Unsec’d. Notes
7.750%	01/24/23	Ba3		70	83,125
8.250%	04/10/32	Ba3		94	113,505
Sr. Unsec’d. Notes, 144A
5.875%	01/30/25	Ba3		130	130,349
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes
5.750%	01/26/21	Baa3		320	362,800
Export Credit Bank of Turkey (Turkey),
Sr. Unsec’d. Notes, 144A
5.875%	04/24/19	Ba1		200	227,800
Financing of Infrastrucural Projects State Enterprise (Ukraine),
Gov’t. Gtd. Notes, 144A
9.000%	12/07/17	B3		240	240,040
Government of Aruba (Aruba),
Sr. Unsec’d. Notes, 144A
4.625%	09/14/23	A-(d)		200	201,200
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
6.250%	01/29/20	Ba1		20	22,075
7.625%	03/29/41	Ba1		220	254,100
Ivory Coast Government International Bond (Cayman Islands),
Sr. Unsec’d. Notes
3.750%	12/31/32	NR		410	382,325
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes, 144A
6.125%	03/09/21	Baa1		550	677,215
Mexican Bonos (Mexico),
Bonds
7.750%	05/29/31	Baa1	MXN	6,500	588,260
10.000%	12/05/24	Baa1	MXN	800	86,602
Mexico Government International Bond (Mexico),
Sr. Unsec’d. Notes
5.625%	01/15/17	Baa1		870	1,009,200
5.750%	10/21/2110	Baa1		490	589,225
Mongolia Government International Bond (Mongolia),
Sr. Unsec’d. Notes, 144A
5.125%	12/05/22	B1		340	333,200
Morocco Government International Bond (Morocco),
Sr. Unsec’d. Notes, 144A
5.500%	12/11/42	NR		280	284,012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Nigeria Government International Bond (Nigeria),
Unsec’d. Notes
16.000%	06/29/19	NR	NGN	6,347	$47,524
Pakistan Government International Bond (Pakistan),
Unsec’d. Notes
6.875%	06/01/17	Caa1		$100	91,000
Peruvian Government International Bond (Peru),
Sr. Unsec’d. Notes
7.350%	07/21/25	Baa2		250	362,250
8.750%	11/21/33	Baa2		220	382,250
Philippine Government International Bond (Philippines),
Sr. Unsec’d. Notes
4.950%	01/15/21	Ba1	PHP	10,000	268,798
7.750%	01/14/31	Ba1		720	1,105,200
8.375%	06/17/19	Ba1		500	689,375
Province of Ontario Canada (Canada),
Sr. Unsec’d. Notes
1.650%	09/27/19	Aa2		321	320,807
Province of Quebec Canada (Canada),
Debs.
7.500%	07/15/23	Aa2		225	318,848
Republic of Angola Via Northern Lights III BV (Netherlands),
Sr. Unsec’d. Notes
7.000%	08/16/19	Ba3		280	309,750
Republic of Belarus (Belarus),
Sr. Unsec’d. Notes
8.950%	01/26/18	B3		110	113,300
Unsec’d. Notes
8.750%	08/03/15	B3		200	204,880
Republic of Colombia (Colombia),
Sr. Unsec’d. Notes
4.375%	07/12/21	Baa3		370	426,055
Republic of Costa Rica (Costa Rica),
Unsec’d. Notes
9.430%	06/29/22	NR	CRC	45,500	87,223
11.500%	12/21/22	NR	CRC	94,000	200,447
Republic of Guatemala (Guatemala),
Sr. Unsec’d. Notes, 144A
5.750%	06/06/22	Ba1		200	220,500
Republic of Iceland (Iceland),
Unsec’d. Notes, 144A
5.875%	05/11/22	BBB-(d)		280	312,606
Republic of Indonesia (Indonesia),
Sr. Unsec’d. Notes
5.875%	03/13/20	Baa3		850	1,022,125
7.750%	01/17/38	Baa3		890	1,341,675
11.625%	03/04/19	Baa3		110	166,375
Republic of Iraq (Iraq),
Unsec’d. Notes
5.800%	01/15/28	NR		310	292,950
Republic of Serbia (Serbia),
Sr. Unsec’d. Notes
5.250%	11/21/17	BB-(d)		200	207,500
6.750%	11/01/24	BB-(d)		224	226,240
Republic of Turkey (Turkey),
Bonds
10.500%	01/15/20	BBB-(d)	TRY	220	150,835
Bonds, TIPS
3.000%	02/23/22	BBB-(d)	TRY	110	75,558

SEE NOTES TO FINANCIAL STATEMENTS.

A171

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#		Value (Note 2)

FOREIGN GOVERNMENT BONDS (continued)
Republic of Uruguay (Uruguay),
Sr. Unsec’d. Notes, PIK
7.875%	01/15/33	Baa3		$80	$123,720
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A
6.750%	02/07/22	Baa3		170	206,550
Russian Foreign Bond (Russia),
Sr. Unsec’d. Notes, 144A
5.625%	04/04/42	Baa1		600	745,500
Sr. Unsec’d. Notes
7.500%	03/31/30	Baa1		1,821	2,339,213
Slovenia Government International Bond (Slovenia),
Sr. Unsec’d. Notes, 144A
5.500%	10/26/22	Baa2		200	210,000
South Africa Government Bond (South Africa),
Bonds
8.750%	02/28/48	NR	ZAR	870	108,576
South Africa Government International Bond (South Africa),
Sr. Unsec’d. Notes
4.665%	01/17/24	Baa1		105	118,650
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes, 144A
6.250%	07/27/21	B1		300	326,859
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
7.000%	06/05/20	Ba1		130	165,750
7.500%	07/14/17	Ba1		850	1,034,620
8.000%	02/14/34	Ba1		1,290	1,935,000
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/23/20	B3		160	164,400
Sr. Unsec’d. Notes, 144A
9.250%	07/24/17	B3		370	401,450
Uruguay Government International Bond, TIPS (Uruguay),
Sr. Unsec’d. Notes
4.375%	12/15/28	Baa3	UYU	2,500	169,244
Unsec’d. Notes
4.250%	04/05/27	Baa3	UYU	1,720	160,320
Venezuela Government International Bond (Venezuela),
Sr. Unsec’d. Notes
5.750%	02/26/16	B2		365	347,663
6.000%	12/09/20	B2		372	310,203
7.650%	04/21/25	B2		1,291	1,136,080
7.750%	10/13/19	B2		270	254,475
8.250%	10/13/24	B2		220	202,400
9.000%	05/07/23	B2		518	502,557
9.250%	05/07/28	B2		270	265,950
Vietnam Government International Bond (Vietnam),
Sr. Unsec’d. Notes
6.750%	01/29/20	B2		210	239,400
TOTAL FOREIGN GOVERNMENT BONDS (cost $29,714,160)					30,536,904
MUNICIPAL BONDS
California
City of Los Angeles Department of Airports,
Revenue Bonds,
6.582%	05/15/39	A1		90	116,679

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Illinois State of Illinois,
General Obligation Unlimited,
5.100%	06/01/33	A2	$350	$345,324
New York
Port Authority of New York & New Jersey,
Revenue Bonds,
4.458%	10/01/62	Aa3	240	235,493
TOTAL MUNICIPAL BONDS (cost $692,531)				697,496

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.6%
Banc of America Alternative Loan Trust,
Series 2006-5, Class 3A1
6.000%	06/25/46	B3	808	815,695
Chase Mortgage Finance Corp.,
Series 2007-A2, Class 2A1
3.030%(c)	07/25/37	B+(d)	612	610,712
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-4, Class 2A1A
6.000%	12/25/35	Caa2	1,621	1,491,280
Countrywide Alternative Loan Trust,
Series 2004-24CB, Class 2A1
5.000%	11/25/19	B3	655	659,300
Series 2004-28CB, Class 3A1
6.000%	01/25/35	Caa2	817	803,454
Series 2004-32CB, Class 2A5
5.500%	02/25/35	Caa1	1,037	1,016,250
Series 2005-21CB, Class A17
6.000%	06/25/35	Caa1	1,988	1,971,760
Series 2005-46CB, Class A1
5.750%	10/25/35	Caa2	1,426	1,321,174
Series 2005-64CB, Series 1A15
5.500%	12/25/35	Caa2	2,158	1,862,667
Series 2005-85CB, Class 2A2
5.500%	02/25/36	Caa2	334	276,793
Series 2005-J3, Class 3A1
6.500%	09/25/34	Caa1	1,110	1,128,475
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-13, Class A3
5.500%	06/25/35	CC(d)	2,539	2,549,860
Series 2006-15, Class A1
6.250%	10/25/36	Caa1	389	331,512
Fannie Mae Grantor Trust,
Series 2002-T12, Class A3
7.500%	05/25/42	Aaa	304	367,275
Series 2002-T19, Class A2
7.000%	07/25/42	Aaa	511	620,189
Fannie Mae REMIC Trust,
Series 2002-W10, Class A4
5.700%	08/25/42	Aaa	443	509,996
Series 2003-W10, Class 3A5
4.299%	06/25/43	Aaa	1,171	1,298,069
Series 2004-W1, Class 1A7
5.681%	11/25/43	Aaa	1,103	1,304,171
Series 2004-W11, Class 1A1
6.000%	05/25/44	Aaa	985	1,206,980
Series 2004-W11, Class 1PO, PO
2.271%(s)	05/25/44	Aaa	832	727,676

SEE NOTES TO FINANCIAL STATEMENTS.

A172

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
Series 2004-W12, Class 1A2
6.500%	07/25/44	Aaa	$782	$931,145
Series 2004-W12, Class 1PO, PO
2.884%(s)	07/25/44	Aaa	1,356	1,206,892
Series 2009-W1, Class W1
6.000%	12/25/49	Aaa	783	896,418
Fannie Mae REMICS,
Series 2001-63, Class TC
6.000%	12/25/31	Aaa	952	1,074,760
Series 2001-84, Class PZ
5.250%	09/25/41	Aaa	322	400,768
Series 2003-34, Class SG, IO
6.790%(c)	02/25/33	Aaa	1,908	232,144
Series 2003-49, Class YC
4.000%	06/25/23	Aaa	448	487,566
Series 2003-78, Class B
5.000%	08/25/23	Aaa	1,500	1,671,211
Series 2004-70, Class EB
5.000%	10/25/24	Aaa	333	363,608
Series 2005-87, Class PE
5.000%	12/25/33	Aaa	975	1,019,195
Series 2006-44, Class P, PO
3.442%(s)	12/25/33	Aaa	205	193,825
Series 2006-77, Class PC
6.500%	08/25/36	Aaa	372	426,294
Series 2006-114, Class HD
5.500%	10/25/35	Aaa	1,000	1,067,403
Series 2006-114, Class HE
5.500%	12/25/36	Aaa	2,138	2,549,441
Series 2006-118, Class A2
0.271%(c)	12/25/36	Aaa	190	180,851
Series 2007-30, Class KA
5.000%	07/25/36	Aaa	1,517	1,644,773
Series 2008-85, Class EB
5.000%	09/25/28	Aaa	311	337,217
Series 2010-27, Class PM
4.000%	01/25/39	Aaa	666	682,881
Series 2010-111, Class AE
5.500%	04/25/38	Aaa	684	749,958
Series 2011-37, Class VC
4.500%	01/25/28	Aaa	1,860	2,023,574
Series 2011-52, Class GB
5.000%	06/25/41	Aaa	1,010	1,134,477
Series 2012-13, Class JP
4.500%	02/25/42	Aaa	951	1,027,738
Series 2012-132, Class US
11.707%(c)	12/25/42	Aaa	560	581,332
Fannie Mae Trust,
Series 2003-W3, Class 2A5
5.356%	06/25/42	Aaa	474	532,367
Series 2003-W6, Class 1A41
5.398%	10/25/42	Aaa	951	1,041,624
Series 2003-W6, Class F
0.560%(c)	09/25/42	Aaa	1,004	991,916
Series 2004-W9, Class 1PO, PO
2.210%(s)	02/25/44	Aaa	1,004	878,375

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED
SECURITIES (continued)
FHLMC Structured Pass-Through Securities,
Series T-48, Class 1A4
5.538%	07/25/33	Aaa	$1,030	$1,167,784
First Horizon Asset Securities, Inc.,
Series 2006-2, Class 1A3
6.000%	08/25/36	CCC(d)	899	911,752
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR7, Class 4A1
4.792%(c)	02/25/35	BBB+(d)	1,012	1,016,194
Freddie Mac REMICS,
Series 2121, Class C
6.000%	02/15/29	Aaa	812	913,600
Series 2768, Class PK
5.000%	03/15/34	Aaa	423	452,667
Series 2846, Class GB
5.000%	08/15/24	Aaa	1,929	2,129,908
Series 2877, Class PB
5.500%	10/15/34	Aaa	880	1,062,516
Series 2902, Class QG
5.500%	12/15/34	Aaa	400	464,315
Series 2907, Class VC
4.500%	05/15/34	Aaa	741	787,142
Series 3158, Class NE
5.500%	05/15/36	Aaa	450	521,052
Series 3552, Class CA
4.500%	03/15/27	Aaa	1,444	1,482,710
Series 3704, Class DC
4.000%	11/15/36	Aaa	322	357,705
Series 3816, Class HN
4.500%	01/15/41	Aaa	485	537,643
Series 3819, Class JP
4.000%	08/15/39	Aaa	872	905,935
Series 3920, Class LP
5.000%	01/15/34	Aaa	800	897,850
Freddie Mac Strips,
Series 279, Class 35
3.500%	09/15/42	Aaa	1,487	1,599,558
Government National Mortgage Assoc.,
Series 2004-19, Class KE
5.000%	03/16/34	Aaa	855	1,012,935
Series 2005-3, Class QB
5.000%	01/16/35	Aaa	250	300,363
Series 2008-38, Class BG
5.000%	05/16/38	Aaa	360	407,901
Series 2010-89, Class IO, IO
2.000%	07/16/13	Aaa	15,437	138,765
Series 2011-22, Class WA
5.936%(c)	02/20/37	Aaa	779	881,194
Series 2012-80, Class IB, IO
0.300%(c)	10/20/39	Aaa	36,191	305,691
Series 2012-H21, Class CF
0.910%(c)	05/20/61	Aaa	2,240	2,257,508
Series 2012-H24, Class FG
0.640%(c)	04/20/60	Aaa	994	993,809
Series KL-HF1, Class BA
1.650%	02/20/63	Aaa	845	842,359

SEE NOTES TO FINANCIAL STATEMENTS.

A173

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Moody’s Ratings† (Unaudited)	Principal Amount (000)#	Value (Note 2)

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Indymac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
0.990%(c)	12/25/34	Caa2	$2,803	$2,039,626
JPMorgan Mortgage Trust,
Series 2006-S2, Class 2A1
5.000%	06/25/21	B3	440	423,369
Series 2007-A1, Class 3A2
3.095%(c)	07/25/35	Caa1	782	770,332
Series 2007-S3, Class 2A3
6.000%	08/25/22	D(d)	1,691	1,673,580
MASTR Alternative Loans Trust,
Series 2005-6, Class 1A2
5.500%	12/25/35	Caa2	1,507	1,346,873
Merrill Lynch Mortgage Investors Trust,
Series 2003-A, Class 2A1
0.990%(c)	03/25/28	Baa3	1,071	1,024,151
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 1A
5.000%	06/25/21	Caa2	1,270	1,218,600
Morgan Stanley Reremic Trust,
Series 2012-IO, Class AXA
1.000%	01/01/42	NR	586	576,844
Opteum Mortgage Acceptance Corp,
Series 2005-5, Class 2A1B
5.640%(c)	12/25/35	B3	226	225,613
Springleaf Mortgage Loan Trust,
Series 2012-3A, Class A, 144A
1.570%(c)	12/25/59	AAA(d)	176	176,895
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-9XS, Class A
0.580%(c)	07/25/34	Ba1	1,114	1,006,517
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR7, Class 5A1
1.626%(c)	03/25/46	Caa3	1,437	990,818
Structured Asset Securities Corp.,
Series 2003-3XS, Class A8
5.230%	03/25/33	Ba2	505	483,099
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-G, Class A1
4.100%(c)	06/25/33	Baa1	191	193,305
Series 2003-H, Class A1
4.616%(c)	09/25/33	A3	386	398,227
Series 2004-R, Class 2A1
2.613%(c)	09/25/34	A1	891	903,595
Series 2007-2, Class 3A5
5.250%	03/25/37	Ba2	693	720,126

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $81,010,927)				81,721,467

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.5%
Fannie Mae Principal Strip
3.324%(s)	05/15/30		900	507,617
Federal Home Loan Mortgage Corp.
0.375%	08/28/14		10,000	10,017,550
0.625%	12/29/14		10,000	10,064,620
4.500%	09/01/24		349	378,655

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	04/01/22-10/01/40	$4,762	$5,155,326
5.500%_	06/01/23-06/01/37	3,373	3,625,816
Federal_National_Mortgage_Assoc.
2.330%	01/01/23	1,000	1,003,750
2.340%	12/01/22	2,100	2,134,846
2.370%	12/01/22	820	832,587
2.390%	12/01/22	1,020	1,041,492
2.400%	09/01/22	2,000	2,051,630
2.710%	10/01/22	1,283	1,360,982
2.840%	07/01/22	1,350	1,426,130
3.030%	12/01/21	1,674	1,794,619
3.500%	08/01/32	1,450	1,549,983
3.540%	10/01/20	1,500	1,660,452
3.770%	09/01/21	1,500	1,693,997
4.340%	04/01/20	1,028	1,188,442
4.375%	06/01/21	1,016	1,182,497
4.500%	09/01/26	474	511,991
4.506%	06/01/19	1,425	1,650,197
4.762%	08/01/26	1,396	1,680,347
5.000%	04/01/23-12/01/29	5,706	6,214,106
5.500%	07/01/21-04/01/37	9,657	10,530,283
6.000%	10/01/22-12/01/37	4,277	4,715,322
Government National Mortgage Assoc.
4.500%	06/20/25-11/15/39	1,877	2,053,928
Residual Funding Corp. Principal Strip
1.644%(s)	07/15/20	2,000	1,767,762
1.716%(s)	10/15/20	2,500	2,188,397
Tennessee Valley Authority
4.875%	01/15/48	520	650,909

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $80,812,722)			80,634,233

U.S. TREASURY OBLIGATIONS — 8.1%
U.S. Treasury Bonds
2.750%	08/15/42	110	106,219
3.000%	05/15/42	5	5,094
3.125%	11/15/41	1,000	1,046,719
3.500%	05/15/20	10,000	11,610,160
U.S. Treasury Notes
0.250%	08/15/15	14,000	13,974,842
0.500%	07/31/17	14,500	14,412,768
0.625%	08/31/17-11/30/17	555	553,318
0.750%	03/31/13(k)	65	65,104
1.000%	06/30/19	13,200	13,160,809
1.250%	02/15/14	14,000	14,162,428
1.375%	01/15/13-09/30/18	17,500	17,851,763
1.625%	11/15/22	60	59,344
2.750%	02/28/18	10,000	11,015,620
2.875%	01/31/13(k)	33,110	33,182,445
4.125%	05/15/15	4,000	4,359,688
U.S. Treasury Strip Coupon
0.701%(s)	08/15/17(a)	5,000	4,840,750
0.802%(s)	02/15/18(a)	5,000	4,799,030
1.193%(s)	11/15/19	9,000	8,293,302
1.490%(s)	02/15/21	9,000	7,977,393
1.555%(s)	05/15/21	7,000	6,148,604
2.534%(s)	02/15/27	9,000	6,305,841
2.633%(s)	02/15/28(a)	9,000	6,059,214

SEE NOTES TO FINANCIAL STATEMENTS.

A174

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS (continued)
2.910%(s)	05/15/33	$6,300	$3,496,941
2.938%(s)	02/15/34	1,800	972,126
2.979%(s)	02/15/35	1,800	935,780

TOTAL U.S. TREASURY OBLIGATIONS (cost $185,517,763)			185,395,302

TOTAL LONG-TERM INVESTMENTS (cost $2,023,543,470)			2,085,717,500

		Shares

SHORT-TERM INVESTMENTS — 14.7%
AFFILIATED MONEY MARKET MUTUAL FUND — 14.7%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $336,663,937; includes $136,793,681 of cash collateral for securities on loan)(b)(w)(Note 4)		336,663,937	336,663,937

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(n)
U.S. Treasury Bills
0.046%	03/21/13(k)	$13	12,999
0.096%	01/17/13(k)	10	10,000
0.105%	01/17/13(k)	15	15,000
0.112%	01/17/13(k)	45	44,999
0.122%	01/17/13(k)	10	10,000
0.138%	01/17/13(k)	15	15,000

TOTAL U.S. TREASURY OBLIGATIONS (cost $107,992)			107,998

TOTAL SHORT-TERM INVESTMENTS (cost $336,771,929)			336,771,935

TOTAL INVESTMENTS — 105.9% (cost $2,360,315,399)			2,422,489,435
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (5.9)%			(134,105,693)

NET ASSETS — 100.0%			$2,288,383,742

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
DAX	Deutscher Aktien Index
DIP	Debtor-in-Possession
FHLMC	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
IO	Interest Only

MTN	Medium Term Note
NR	Non Rated by Moody’s or Standard & Poor’s
NVDR	Non-voting Depositary Receipt
PIK	Payment-in-Kind
PO	Prinicipal Only
PRFC	Preference Shares
QMTF	Multilateral Trading Facility
REIT	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduits Securities
TIPS	Treasury Inflation Protected Securities
TOPIX	Tokyo Stock Price Index
XEQT	Equiduct Stock Exchange
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
CRC	Costa Rica Colon
CSK	Czech Kruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysia Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

*	Non-income producing security.

†	The ratings reflected are as of December 31, 2012. Ratings of certain bonds may have changed subsequent to that date. The Portfolio’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $134,482,003; cash collateral of $136,793,681 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments. Cash collateral is less than 102% of the market value of securities loaned due to significant market increases on the last business day of the reporting period. Collateral was subsequently received on the following business day and the Portfolio remained in compliance.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2012.

(d)	Standard & Poor’s rating.

SEE NOTES TO FINANCIAL STATEMENTS.

A175

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

(i)	Represents issuer in default on interest payments. Non- income producing security.

(k)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.
(r)	Less than $500 par.

(s)	Represents zero coupon bond or step coupon bond. Rate quoted represents effective yield at December 31, 2012.
(t)	The rate shown reflects the coupon rate after the step date.

(w)	Prudential Investments LLC, the co-manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

(x)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Financial futures contracts open at December 31, 2012:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2012	Unrealized Appreciation (Depreciation)(1)
Long Positions:
43	2 Year U.S. Treasury Notes	Mar. 2013	$9,477,938	$9,480,156	$2,218
48	5 Year U.S. Treasury Notes	Mar. 2013	5,986,063	5,971,875	(14,188)
338	10 Year Australian Treasury Bonds	Mar. 2013	328,586,838	328,179,794	(407,044)
25	30 Year U.S. Treasury Bonds	Mar. 2013	3,722,734	3,687,500	(35,234)
611	Amsterdam Index	Jan. 2013	55,521,829	55,341,631	(180,198)
183	ASX SPI 200 Index	Mar. 2013	21,921,425	21,930,278	8,853
223	DAX Index.	Mar. 2013	56,294,549	56,062,747	(231,802)
1,832	Euro STOXX 50	Mar. 2013	63,950,568	63,234,952	(715,616)
1,719	S&P 500 E-Mini	Mar. 2013	122,081,893	122,057,595	(24,298)
236	S&P/TSX 60 Index	Mar. 2013	33,280,997	33,756,992	475,995
564	SGX S&P CNX Nifty Index	Jan. 2013	6,741,608	6,714,984	(26,624)
699	TOPIX Index	Mar. 2013	63,346,892	69,508,686	6,161,794

					5,013,856

Short Positions:
28	10 Year Japanese Bonds	Mar. 2013	46,669,360	46,426,964	242,396
680	10 Year U.S. Treasury Notes	Mar. 2013	90,783,703	90,291,250	492,453
3	30 Year U.S. Treasury Bonds	Mar. 2013	438,281	442,500	(4,219)
759	CAC40 10 Euro	Jan. 2013	36,487,302	36,487,302	—
900	FTSE 100 Index.	Mar. 2013	86,439,928	85,498,465	941,463
151	Hang Seng Index	Jan. 2013	21,955,811	22,086,442	(130,631)
1,929	OMXS30 Index	Jan. 2013	32,854,427	32,858,688	(4,261)
220	Russell 2000 Mini	Mar. 2013	18,240,830	18,625,200	(384,370)

					1,152,831

					$6,166,687

(1)	Cash of $282,000 and U.S. Treasury Securities with a market value of $33,355,547 have been segregated to cover requirements for open futures contracts as of December 31, 2012.

Forward foreign currency exchange contracts outstanding at December 31, 2012:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/19/13	Credit Suisse First Boston Corp.	AUD	5,773	$5,927,123	$5,972,571	$45,448
Expiring 02/19/13	Goldman Sachs & Co.	AUD	144	147,268	148,511	1,243
Expiring 02/19/13	Royal Bank of Scotland Group PLC	AUD	214	223,814	220,833	(2,981)
Expiring 02/19/13	State Street Bank	AUD	176	181,546	182,445	899
Expiring 03/19/13	Goldman Sachs & Co.	AUD	415	435,037	428,360	(6,677)
British Pound,
Expiring 02/19/13	Credit Suisse First Boston Corp.	GBP	443	702,747	719,605	16,858
Expiring 02/19/13	RBC Dominion Securities	GBP	462	740,385	750,221	9,836
Expiring 02/19/13	RBC Dominion Securities	GBP	127	201,387	206,427	5,040
Expiring 02/19/13	State Street Bank	GBP	851	1,370,707	1,382,760	12,053
Canadian Dollar,
Expiring 02/19/13	Citigroup Global Markets	CAD	217	216,585	218,191	1,606
Expiring 02/19/13	Credit Suisse First Boston Corp.	CAD	6,782	6,759,324	6,810,703	51,379
Expiring 02/19/13	State Street Bank	CAD	394	393,313	395,781	2,468

SEE NOTES TO FINANCIAL STATEMENTS.

A176

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Chinese Yuan,
Expiring 03/19/13	Deutsche Bank	CNY	2,719	$432,580	$433,805	$1,225
Euro,
Expiring 01/18/13	State Street Bank	EUR	375	495,871	494,699	(1,172)
Expiring 02/19/13	BNP Paribas	EUR	753	987,781	993,919	6,138
Expiring 02/19/13	BNP Paribas	EUR	281	358,605	371,530	12,925
Expiring 02/19/13	Goldman Sachs & Co.	EUR	324	423,108	427,273	4,165
Expiring 02/19/13	Goldman Sachs & Co.	EUR	70	90,081	93,097	3,016
Expiring 02/19/13	RBC Dominion Securities	EUR	567	724,580	748,738	24,158
Expiring 03/19/13	BNP Paribas	EUR	335	437,258	442,434	5,176
Hong Kong Dollar,
Expiring 02/19/13	RBC Dominion Securities	HKD	8,381	1,081,333	1,081,497	164
Japanese Yen,
Expiring 02/19/13	Goldman Sachs & Co.	JPY	48,679	590,606	562,111	(28,495)
Expiring 02/19/13	Goldman Sachs & Co.	JPY	1,150	14,177	13,280	(897)
Expiring 02/19/13	Westpac Banking Corp.	JPY	32,600	380,020	376,445	(3,575)
Malaysian Ringgit,
Expiring 03/19/13	Deutsche Bank	MYR	1,331	434,003	432,923	(1,080)
Mexican Peso,
Expiring 03/19/13	UBS Securities	MXN	11,194	871,626	859,731	(11,895)
Norwegian Krone,
Expiring 02/19/13	RBC Dominion Securities	NOK	3,282	567,504	589,520	22,016
Russian Ruble,
Expiring 03/19/13	Citigroup Global Markets	RUB	13,450	433,652	434,666	1,014
Singapore Dollar,
Expiring 02/19/13	State Street Bank	SGD	1,390	1,135,260	1,138,228	2,968
South Korean Won,
Expiring 03/19/13	Deutsche Bank	KRW	470,530	436,971	437,501	530
Swedish Krona,
Expiring 02/19/13	Societe Generale	SEK	3,599	530,067	552,710	22,643
Expiring 02/19/13	State Street Bank	SEK	5,317	782,982	816,610	33,628
Swiss Franc,
Expiring 02/19/13	Citigroup Global Markets	CHF	603	640,409	660,295	19,886
Expiring 02/19/13	Credit Suisse First Boston Corp.	CHF	1,600	1,698,161	1,750,566	52,405

				$30,845,871	$31,147,986	$302,115

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Australian Dollar,
Expiring 02/19/13	Credit Suisse First Boston Corp.	AUD	732	$750,743	$756,800	$(6,057)
Expiring 03/19/13	BNP Paribas	AUD	829	867,892	856,160	11,732
British Pound,
Expiring 01/18/13	Dain Rauscher Wessels	GBP	954	1,540,935	1,549,710	(8,775)
Expiring 01/18/13	Royal Bank of Scotland Group PLC	GBP	1,981	3,193,266	3,217,533	(24,267)
Expiring 02/19/13	Citigroup Global Markets	GBP	8,223	13,026,750	13,356,491	(329,741)
Czech Koruna,
Expiring 03/19/13	BNP Paribas	CSK	8,389	433,445	440,888	(7,443)
Euro,
Expiring 01/18/13	Dain Rauscher Wessels	EUR	1,907	2,514,169	2,517,701	(3,532)
Expiring 01/18/13	Goldman Sachs & Co.	EUR	164	216,988	216,931	57
Expiring 01/18/13	Royal Bank of Scotland Group PLC	EUR	12,411	16,198,720	16,384,068	(185,348)
Expiring 02/19/13	BNP Paribas	EUR	644	841,296	849,774	(8,478)
Expiring 02/19/13	Citigroup Global Markets	EUR	2,690	3,435,392	3,552,191	(116,799)
Expiring 02/19/13	RBC Dominion Securities	EUR	304	387,852	401,172	(13,320)
Expiring 02/19/13	State Street Bank	EUR	179	237,447	236,435	1,012

SEE NOTES TO FINANCIAL STATEMENTS.

A177

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

Forward foreign currency exchange contracts outstanding at December 31, 2012 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro (continued),
Expiring 03/28/13	Citigroup Global Markets	EUR	164	$217,946	$216,643	$1,303
Hong Kong Dollar,
Expiring 01/18/13	Royal Bank of Scotland Group PLC	HKD	4,629	597,367	597,332	35
Expiring 02/19/13	Citigroup Global Markets	HKD	20,395	2,631,125	2,631,761	(636)
Expiring 02/19/13	Credit Suisse First Boston Corp.	HKD	2,742	353,833	353,897	(64)
Expiring 02/19/13	State Street Bank	HKD	2,123	273,957	273,948	9
Japanese Yen,
Expiring 01/18/13	Goldman Sachs & Co.	JPY	22,483	267,706	259,556	8,150
Expiring 01/18/13	Societe Generale	JPY	958,800	11,488,301	11,068,816	419,485
Expiring 02/19/13	RBC Dominion Securities	JPY	28,480	351,798	328,869	22,929
Expiring 02/19/13	State Street Bank	JPY	73,827	910,219	852,504	57,715
Expiring 02/19/13	State Street Bank	JPY	41,010	506,509	473,550	32,959
Expiring 03/19/13	UBS Securities	JPY	35,784	431,943	413,298	18,645
Mexican Peso,
Expiring 03/19/13	Goldman Sachs & Co.	MXN	5,572	433,299	427,972	5,327
Expiring 03/27/13	Barclays Capital Group	MXN	1,385	106,981	106,291	690
Expiring 03/27/13	Citigroup Global Markets	MXN	1,385	107,356	106,291	1,065
Polish Zloty,
Expiring 01/02/13	State Street Bank	PLN	392	127,022	126,620	402
Singapore Dollar,
Expiring 01/18/13	Societe Generale	SGD	1,201	983,458	982,827	631
Expiring 02/19/13	Societe Generale	SGD	149	121,606	121,898	(292)
Expiring 03/19/13	Deutsche Bank	SGD	529	433,131	432,870	261
Turkish Lira,
Expiring 03/19/13	Deutsche Bank	TRY	781	434,206	433,434	772

				$64,422,658	$64,544,231	$(121,573)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally in active markets for identical securities.

Level 2—	other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2012 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks:
Australia	$—	$10,871,016	$—
Belgium	186,753	5,249,151	—
Bermuda	6,439,685	1,292,283	—
Brazil	8,922,933	—	—
British Virgin Islands	2,666,828	—	—
Canada	12,139,211	—	—
Cayman Islands	1,513,355	5,299,576	—
China	181,525	41,816,739	—
Cyprus	569,445	—	—
Denmark	558,178	1,488,967	—
Finland	112,135	1,661,788	—
France	—	33,100,546	—
Germany	368,306	21,013,048	—
Guernsey	—	92,826	—
Hong Kong	2,141,400	17,630,476	—
Hungary	—	1,244,746	—
India	4,953,662	—	—
Indonesia	—	959,076	—

SEE NOTES TO FINANCIAL STATEMENTS.

A178

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

	Level 1	Level 2	Level 3
Ireland	$7,959,919	$319,357	$—
Israel	2,563,428	—	—
Italy	—	246,526	—
Japan	265,715	50,569,022	—
Kazakhstan	993,713	—	—
Liberia	1,404,642	—	—
Malaysia	1,470,049	—	—
Marshall Islands	1,355,904	—	—
Mexico	3,943,513	—	—
Netherlands	7,004,087	8,862,779	—
Norway	—	288,486	—
Panama	3,253,297	—	—
Poland	—	4,157,981	—
Russia	13,137,176	—	—
Singapore	2,091,491	3,327,961	—
South Africa	—	12,089,833	—
South Korea	13,969,241	19,195,163	—
Spain	—	1,590,233	—
Sweden	—	3,048,041	—
Switzerland	6,878,151	24,757,847	—
Taiwan	8,609,886	10,394,118	—
Thailand	—	9,466,603	—
Turkey	990,921	9,269,957	—
United Kingdom	3,604,294	83,694,861	—
United States	743,706,449	—	—
Preferred Stocks:
Brazil	10,074,966	—	—
Germany	—	6,176,917	—
United Kingdom	147,611	—	—
United States	7,226,254	—	—
Asset-Backed Securities	—	48,370,628	483,270
Bank Loans	—	4,561,496	—
Commercial Mortgage-Backed Securities	—	16,099,103	283,206
Convertible Bonds	—	83,841,598	—
Corporate Bonds	—	281,981,461	531,290
Foreign Government Bonds	—	30,201,710	335,194
Municipal Bonds	—	697,496	—
Residential Mortgage-Backed Securities	—	80,125,369	1,596,098
U.S. Government Agency Obligations	—	78,613,460	2,020,773
U.S. Treasury Obligations	—	185,503,300	—
Affiliated Money Market Mutual Fund	336,663,937	—	—
Other Financial Instruments*
Futures	6,166,687	—	—
Foreign Forward Currency Contracts	—	180,542	—

Total	$1,224,234,747	$1,199,352,086	$5,249,831

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A179

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2012 were as follows:

Affiliated Money Market Mutual Fund (6.0% represents investments purchased with collateral from securities on loan)	14.7%
U.S. Treasury Obligations	8.1
Oil & Gas	5.4
Real Estate Investment Trusts	4.1
Residential Mortgage-Backed Securities	3.6
U.S. Government Agency Obligations	3.5
Pharmaceuticals	3.2
Banks	3.0
Telecommunications	2.9
Diversified Financial Services	2.9
Insurance	2.9
Retail	2.6
Semiconductors	2.4
Computers	2.4
Financial – Bank & Trust	2.2
Asset-Backed Securities	2.2
Media	2.0
Internet Software & Services	2.0
Chemicals	1.8
Commercial Banks	1.7
Automobile Manufacturers	1.6
Software	1.5
Real Estate	1.5
Metals & Mining	1.5
Food	1.5
Electric	1.4
Foreign Government Bonds	1.3
Healthcare Services	1.2
Commercial Services	1.1
Beverages	1.1
Biotechnology	1.1
Transportation	1.0
Agriculture	0.8
Commercial Mortgage-Backed Securities	0.7
Oil & Gas Services	0.7
Retail & Merchandising	0.7
Electronic Components & Equipment	0.7
Lodging	0.7

Apparel	0.7%
Healthcare Products	0.6
Pipelines	0.6
Building Materials	0.6
Electronics	0.6
Distribution/Wholesale	0.5
Diversified Manufacturing	0.5
Aerospace & Defense	0.5
Household Products/Wares	0.5
Holding Companies – Diversified	0.5
Gas	0.4
Auto Parts & Equipment	0.4
Diversified Machinery	0.4
Investment Companies	0.4
Containers & Packaging	0.3
Coal	0.3
Leisure Time	0.3
Iron/Steel	0.3
Construction & Engineering	0.3
Miscellaneous Manufacturing	0.3
Cosmetics/Personal Care	0.3
Machinery – Construction & Mining	0.3
Home Builders	0.3
Entertainment	0.2
Airlines	0.2
Hand/Machine Tools	0.2
Office Equipment	0.2
Environmental Control	0.2
Forest Products & Paper	0.2
Metal Fabricate/Hardware	0.2
Home Furnishings	0.2
Water	0.1
Advertising	0.1
Conglomerates	0.1
Savings & Loan	0.1
Shipbuilding	0.1
Internet	0.1
Electrical Equipment	0.1

105.9
Liabilities in excess of other assets	(5.9)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2012 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker-variation margin	$737,067	*	Due from broker-variation margin	$460,685	*
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	942,066		Unrealized depreciation on foreign currency forward contracts	761,524
Equity contracts	Due from broker-variation margin	7,588,105	*	Due from broker-variation margin	1,697,800	*

Total		$9,267,238			$2,920,009

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A180

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2012

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2012 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(377,870)	$—	$(377,870)
Foreign exchange contracts	—	(45,714)	(45,714)
Equity contracts	5,768,809	—	5,768,809

Total	$5,390,939	$(45,714)	$5,345,225

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward Currency Contracts	Total
Interest rate contracts	$276,382	$—	$276,382
Foreign exchange contracts	—	180,542	180,542
Equity contracts	5,890,305	—	5,890,305

Total	$6,166,687	$180,542	$6,347,229

For the year ended December 31, 2012, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts - Long Positions(1)	Futures Contracts - Short Positions(1)	Forward Foreign Currency Exchange Purchase Contracts(2)	Forward Foreign Currency Exchange Sale Contracts(3)
$212,614,828	$94,840,538	$25,880,660	$38,565,665

(1)	Value at Trade Date.

(2)	Value at Settlement Date Payable.

(3)	Value at Settlement Date Receivable.

SEE NOTES TO FINANCIAL STATEMENTS.

A181

AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments at value, including securities on loan of $134,482,003:
Unaffiliated investments (cost $2,023,651,462)	$2,085,825,498
Affiliated investments (cost $336,663,937)	336,663,937
Cash	590,708
Foreign currency, at value (cost $3,672,171)	3,637,418
Deposit with broker	281,113
Dividends and interest receivable	7,822,376
Receivable for fund share sold	7,302,038
Due from broker-variation margin	3,942,963
Receivable for investments sold	3,255,033
Unrealized appreciation on foreign currency forward contracts	942,066
Tax reclaim receivable	49,082
Prepaid expenses	2,033

Total Assets	2,450,314,265

LIABILITIES:
Payable to broker for collateral for securities on loan	136,793,681
Payable for investments purchased	23,252,778
Advisory fees payable	807,362
Unrealized depreciation on foreign currency forward contracts	761,524
Accrued expenses and other liabilities	292,947
Shareholder servicing fees payable	21,074
Foreign withheld taxes payable	667
Affiliated transfer agent fee payable	478
Payable for fund share repurchased	12

Total Liabilities	161,930,523

NET ASSETS	$2,288,383,742

Net assets were comprised of:
Paid-in capital	$2,084,731,056
Retained earnings	203,652,686

Net assets, December 31, 2012	$2,288,383,742

Net asset value and redemption price per share, $2,288,383,742 / 211,771,399 outstanding shares of beneficial interest	$10.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

INCOME
Affiliated dividend income	$12,755,176
Unaffiliated dividend income (net of $238,601 foreign withholding tax)	11,391,366
Interest income	7,171,226
Affiliated income from securities lending, net	280,108

31,597,876

EXPENSES
Advisory fees	10,986,796
Shareholder servicing fees and expenses	795,705
Custodian and accounting fees	375,000
Audit fee	56,000
Trustees’ fees	27,000
Loan interest expense (Note 7)	18,151
Legal fees and expenses	17,000
Shareholders’ reports	10,000
Transfer agent’s fees and expenses (including affiliated expense of $2,900) (Note 4)	8,000
Commitment fee on syndicated credit agreement	7,000
Insurance expenses	3,000
Miscellaneous	27,900

Total expenses	12,331,552
Less: advisory fee waivers and/or expense reimbursement	(826,383)
Less: shareholder servicing fee waiver	(250,698)

Net expenses	11,254,471

NET INVESTMENT INCOME	20,343,405

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions (including affiliated $92,902,901)	105,216,045
Net capital gain distribution received (including affiliated $3,644,052)	3,644,052
Futures transactions	5,390,939
Foreign currency transactions	648,521

114,899,557

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $8,227,933)	71,435,235
Futures	6,166,687
Foreign currencies	158,114

77,760,036

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	192,659,593

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$213,002,998

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$20,343,405	$8,741,665
Net realized gain on investment and foreign currency transactions	114,899,557	11,649,914
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	77,760,036	(97,319,346)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	213,002,998	(76,927,767)

DISTRIBUTIONS	(20,439,458)	(67,447,694)
FUND SHARE TRANSACTIONS:
Fund share sold [124,899,785 and 128,028,287 shares, respectively]	1,285,782,977	1,252,375,988
Fund share issued in reinvestment of distributions [2,062,508 and 6,924,815 shares, respectively]	20,439,458	67,447,694
Fund share repurchased [58,167,160 and 118,551,124 shares, respectively].	(588,858,365)	(1,077,711,613)

NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS	717,364,070	242,112,069

TOTAL INCREASE IN NET ASSETS.	909,927,610	97,736,608
NET ASSETS:
Beginning of year	1,378,456,132	1,280,719,524

End of year	$2,288,383,742	$1,378,456,132

SEE NOTES TO FINANCIAL STATEMENTS.

A182

NOTES TO THE FINANCIAL STATEMENTS OF

ADVANCED SERIES TRUST

1. General

Advanced Series Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at December 31, 2012 consisted of 68 separate Portfolios (“Portfolio” or “Portfolios”). The information presented in these financial statements pertains to 7 Portfolios listed below together with their investment objectives.

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”). The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

The Portfolios of the Trust have the following investment objectives:

AST Academic Strategies Asset Allocation Portfolio (“Academic Strategies”): Long-term capital appreciation.

AST Capital Growth Asset Allocation Portfolio (“Capital Growth Asset Allocation”): Highest potential total return consistent with its specified level of risk tolerance.

AST FI Pyramis® Asset Allocation Portfolio (“FI Pyramis® Asset Allocation”): Maximize total return.

AST Franklin Templeton Founding Funds Allocation Portfolio (“Franklin Templeton Founding Funds Allocation”): Capital appreciation with a secondary investment objective to seek income.

AST Horizon Moderate Asset Allocation Portfolio (“Horizon Moderate Asset Allocation”): Highest potential total return consistent with its level of risk tolerance.

AST Investment Grade Bond Portfolio (“Investment Grade Bond”): Maximize total return, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.

AST J.P. Morgan Global Thematic Portfolio (“J.P. Morgan Global Thematic”): Capital appreciation consistent with its level of risk tolerance.

2. Accounting Policies

The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

Security Valuation:    Each Portfolio holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) through the adoption of Valuation Procedures for valuation of the Portfolio’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Portfolio to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Portfolio’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Schedule of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are

B1

valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Portfolio’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities:    Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A

B2

of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting agreement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options:    Certain Portfolios either purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted

B3

as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Portfolios may use futures to gain additional market exposure. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Short Sales:    Certain Portfolios may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and the interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Reverse Repurchase Agreements:    Certain Portfolios may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board of Trustees. Interest on the value of reverse repurchase agreements entered into and outstanding is based upon competitive market rates at the time of execution of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

B4

Swap Agreements:    Certain Portfolios may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed in either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange Traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in valuation of swap contract. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios entered into credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Certain Portfolios used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of a particular issuer’s default by selling credit default swaps. The Portfolio’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may

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include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement

Currency Swaps:    Certain Portfolios entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps:    In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Portfolio is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolio’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2012, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Trust may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Delayed Delivery Transactions:    Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Securities Lending:    The Portfolios may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or

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the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Portfolios enter into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

Concentration of Risk:    The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of the governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Trust’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level. Certain Portfolios invest in real estate investment trusts, (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Taxes:    For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends and interest and foreign capital gains tax are accrued in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded.

Distributions:    Distributions, if any, from net investment income are declared and paid at least annually by all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Portfolios have entered into investment management agreements with AST Investment Services, Inc. and Prudential Investments LLC (“PI”); the co-managers (together the “Investment Manager”) which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. At December 31, 2012, the Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

Alpha Simplex Group, LLC for a portion of Academic Strategies;

AQR Capital Management, LLC / CNH Partners, LLC for a portion of Academic Strategies;

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CoreCommodity Management, LLC (formerly, Jefferies Asset Management, LLC) for a portion of Academic Strategies;

First Quadrant, L.P. for a portion of Academic Strategies;

Franklin Advisers, Inc. for a portion of Franklin Templeton Founding Funds Allocation;

Franklin Mutual Advisers, LLC for a portion of Franklin Templeton Founding Funds Allocation;

Horizon Investments, LLC for Horizon Moderate Asset Allocation and J.P. Morgan Global Thematic through August 20, 2012;

Jennison Associates LLC for a portion of Academic Strategies;

J.P. Morgan Investment Management, Inc. for J.P. Morgan Global Thematic effective August 20, 2012 and a portion of Academic Strategies;

Pacific Investment Management Company LLC (“PIMCO”) for a portion of Academic Strategies;

PI, through its Strategic Investment Research Group team, also directly manages a portion of the assets of Academic Strategies and manages Capital Growth Asset Allocation;

Prudential Investment Management, Inc. (“PIM”) for Investment Grade Bond;

Pyramis® Global Advisors, LLC for FI Pyramis® Asset Allocation;

Quantitative Management Associates LLC (“QMA”) for a portion of Academic Strategies;

Templeton Global Advisors Limited for a portion of Franklin Templeton Founding Funds Allocation;

Western Asset Management Company and Western Asset Management Company Limited for a portion of Academic Strategies effective December 21, 2012.

Advisory Fees and Expense Limitations:    The Investment Manager receives a fee, accrued daily and payable monthly, based on the annual rates specified below, using the value of each Portfolio’s average daily net assets, at the respective annual rate specified below. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable by the Portfolios to the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their advisory fee and/or reimburse each Portfolio so that the subadvisory fees plus other annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) do not exceed the percentage stated below, of the Portfolio’s average daily net assets unless otherwise noted. Each waiver/reimbursement is voluntary and may be modified or terminated by the investment manager at any time without notice.

	Advisory Fees	Effective Advisory Fees		Expense Limitations
Academic Strategies*	0.72%†	0.72%		N/A
Capital Growth Asset Allocation	0.15%†	0.14%		N/A
FI Pyramis® Asset Allocation	0.85%	0.79%		0.89	%**
Franklin Templeton Founding Funds Allocation	0.95%	0.95%		1.10	%†††
Horizon Moderate Asset Allocation	0.30%†	0.22%		N/A
Investment Grade Bond	0.65% first $500 million; 0.64% in excess of $500 million	0.64%		1.00	%††
J.P. Morgan Global Thematic	0.95%	0.52	%***	N/A

* The Investment Manager has voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Portfolio’s “Underlying Fund Fees and Expenses” do not exceed 0.685% of the Portfolio’s average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Investment Manager shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio’s then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio’s actual “Underlying Fund Fees and Expenses” may be

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higher than 0.685% of the Portfolio’s average daily net assets. The arrangements relating to the Portfolio’s “Underlying Fund Fees and Expenses” are voluntary and are subject to termination or modification at any time without prior notice.
**	Expense limitation is noted in the table below:

	January 1, 2012 – June 30, 2012 Expense Limitation	Effective July 1, 2012 Expense Limitation
FI Pyramis® Asset Allocation	N/A	0.89%

***	Includes effective fee relating to the Portfolio prior to its repositioning from AST Horizon Growth Asset Allocation Portfolio to AST J.P. Morgan Global Thematic Portfolio.
†	The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

	First $250 million	Next $500 million	In Excess of $750 million
Horizon Moderate Asset Allocation	0.00%	0.05%	0.10%

In Excess of $ 6,500 million
Academic Strategies	0.01%

In Excess of $ 5,000 million
Capital Growth Asset Allocation	0.01%

††	Expense limitation of Investment Grade Bond is contractual through February 24, 2013.
†††	Expense limitation of Franklin Templeton Founding Funds Allocation is contractual through June 30, 2015.

AST Investment Services, Inc., PI, PIM and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolios have entered into a brokerage commission recapture agreement with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those portfolios generating the applicable trades. Such amounts are included within realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended December 31, 2012, brokerage commission recaptured under these agreements was as follows:

Commission Recaptured
Academic Strategies	$11,575
Franklin Templeton Founding Funds Allocation	5,520

4.	Other Transactions with Affiliates

The Trust, excluding Capital Growth Asset Allocation Portfolio and Horizon Moderate Asset Allocation Portfolio, has entered into an agreement with the following affiliated entities; Prudential Insurance Company of America (“PICA”), Pruco Life Insurance Company (“PLAZ”), Pruco Life Insurance Company of New Jersey (“PLNJ”), Prudential Retirement Insurance and Annuity Company (“PRIAC”), Pramerica of Bermuda Life Assurance Company, Ltd., and Prudential Annuities Life Assurance Corporation (“PALAC”), each an indirect, wholly-owned subsidiary of Prudential Financial, Inc., and certain unaffiliated entities pursuant to which the Portfolios’ pay such affiliated and unaffiliated entities a shareholder servicing fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Investment Manager has voluntarily agreed to waive a portion of the 0.10% shareholder servicing fee based on the following fee structure: 0.10% on the average daily net assets up to $300 million (no waiver), 0.08% on average daily net assets of the next $200 million (0.02% waiver), 0.07% on average daily net assets of the next $250 million (0.03% waiver), and 0.06% on average daily net assets in excess of $750 million (0.04% waiver). In addition for the Academic Strategies Portfolio, assets invested in Affiliated Mutual Funds are not subject to the shareholder servicing fee.

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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Certain officers and Trustees of the Trust are officers, employees or directors of the Investment Manager. The Trust pays no compensation directly to its officers, employees or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

The Trust invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

PIM, an indirect, wholly-owned subsidiary of Prudential, acts as the Trust’s securities lending agent. For the year ended December 31, 2012, PIM was compensated as follows for these services by the Portfolios:

PIM
Academic Strategies	$186,341
FI Pyramis® Asset Allocation	115,215
Franklin Templeton Founding Funds Allocation	29,238
Horizon Moderate Asset Allocation	27,826
Investment Grade Bond	357,982
J.P. Morgan Global Thematic	84,030

5.	Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2012, were as follows:

	Cost of Purchases	Proceeds from Sales
Academic Strategies*	$5,407,166,261	$5,320,270,003
Capital Growth Asset Allocation	5,301,442,283	3,950,441,395
FI Pyramis® Asset Allocation.	3,367,212,524	2,754,225,648
Franklin Templeton Founding Funds Allocation*	1,107,476,752	319,877,380
Horizon Moderate Asset Allocation	1,460,352,479	851,301,433
Investment Grade Bond	27,436,694,326	29,623,513,294
J.P. Morgan Global Thematic	3,549,175,392	3,152,192,369

*	Cost of purchases does not include the in-kind subscription (See Note 9).

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended December 31, 2012 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Academic Strategies
BlackRock Value	$82,625,378	$27,599,251	$85,159,012	$857,381	$31,670,124
Cohen & Steers Realty	281,198,395	89,825,906	148,984,481	3,513,129	258,543,297
Federated Aggressive Growth	2,125,790	808,162	539,315	—	2,819,068
Global Real Estate	266,793,468	183,827,628	98,759,732	6,326,606	425,762,792
Goldman Sachs Concentrated
Growth	33,665,996	16,088,669	29,542,310	70,948	26,388,028
Goldman Sachs Large-Cap Value	27,132,067	14,323,444	14,772,519	288,117	31,427,743
Goldman Sachs Mid-Cap Growth	58,219,504	27,635,880	26,734,588	7,926,395	61,618,517
Goldman Sachs Small-Cap Value	28,095,118	31,607,193	8,641,415	272,211	55,933,235
High Yield	326,819,012	123,703,524	51,832,223	23,036,854	424,627,900
International Growth	326,628,841	132,663,374	150,287,232	3,421,464	373,222,169
International Value	361,778,944	162,838,052	90,498,886	9,797,079	488,322,834
Jennison Large-Cap Growth	79,186,381	23,766,991	81,205,691	—	33,929,477
Jennison Large-Cap Value	39,681,116	38,532,447	20,155,819	177,430	64,434,701
Large-Cap Value	125,286,403	38,499,868	112,840,990	1,734,385	63,383,577
Lord Abbett Core Fixed Income	53,117,262	22,905,302	14,209,064	2,166,284	63,149,065
Marsico Capital Growth	81,000,236	24,073,273	76,869,989	266,667	37,950,023
MFS Growth	48,955,117	25,226,581	42,813,465	—	39,257,492

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Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Academic Strategies (continued)
MFS Large-Cap Value	$—	$32,682,499	$1,984,209	$	$31,399,273
Mid-Cap Value	82,374,910	217,508,835	32,279,181	2,278,973	290,528,569
Money Market	246,690	25	—	25	246,715
Neuberger Berman Core Bond	35,400,809	13,642,532	29,988,034	116,171	20,821,473
Neuberger Berman Mid-Cap Growth	84,358,377	29,564,228	35,601,882	—	88,073,406
Parametric Emerging Markets Equity	365,834,416	238,426,600	97,149,326	14,949,262	562,925,952
PIMCO Limited Maturity Bond	698,869	29,692	—	29,692	731,698
PIMCO Total Return Bond	123,548,727	51,207,218	63,305,924	5,015,895	118,629,679
Prudential Core Bond	70,872,075	87,796,855	20,263,329	345,810	143,800,166
Prudential Jennison Market Neutral Fund	1,387,414	200,000	1,554,994	—	—
QMA US Equity Alpha	162,565,129	116,630,863	96,414,507	1,318,658	209,712,808
Small-Cap Growth	3,144,206	1,212,243	808,973	—	3,913,417
Small-Cap Value	78,317,866	72,712,528	27,163,301	597,569	138,613,999
T. Rowe Price Equity Income	—	128,032,211	37,933,275	129,625	96,008,986
T. Rowe Price Large-Cap Growth	79,321,589	23,766,991	81,905,691	—	34,644,544
T. Rowe Price Natural Resources	18,178,837	7,526,779	6,755,482	99,205	18,768,270
Western Asset Core Plus Bond	70,713,528	31,210,776	26,930,094	5,259,101	75,744,435
Western Asset Emerging Markets Debt	—	354,222,021	366,615,555	—	—

	$3,399,272,470	$2,390,298,441	$1,980,500,488	$89,994,936	$4,317,003,432

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Capital Growth Asset Allocation
BlackRock Value	$477,310,345	$232,979,465	$500,069,583	$6,593,765	$244,412,619
Federated Aggressive Growth	28,996,712	36,383,797	15,954,486	—	55,716,635
Goldman Sachs Concentrated Growth	189,855,825	194,904,894	78,876,302	552,363	345,452,796
Goldman Sachs Large-Cap Value	161,821,497	111,629,163	58,939,194	2,205,246	245,126,987
Goldman Sachs Mid-Cap Growth	23,662,983	13,899,501	10,312,223	3,022,501	28,729,266
Goldman Sachs Small-Cap Value	22,795,593	31,555,157	12,934,615	204,957	45,294,422
High Yield	102,101,016	54,555,620	71,100,887	6,912,745	92,129,274
International Growth	388,153,312	221,859,071	134,798,489	5,448,525	553,297,575
International Value	388,878,290	242,738,757	133,688,488	11,868,960	553,500,819
Jennison Large-Cap Growth	459,540,265	237,706,799	305,798,254	—	457,749,453
Jennison Large-Cap Value	236,630,192	295,530,769	81,226,291	1,478,981	492,080,684
Large-Cap Value	717,720,991	288,070,328	582,704,235	12,724,066	497,877,190
Lord Abbett Core Fixed-Income	212,451,121	128,322,221	108,806,237	8,235,596	237,405,248
Marsico Capital Growth	464,652,150	239,899,006	240,577,254	2,185,990	515,173,153
MFS Growth	278,446,235	293,534,796	107,505,953	—	515,943,594
MFS Large-Cap Value	—	251,698,226	15,085,000	—	241,892,390
Mid-Cap Value	49,286,563	34,045,215	16,613,648	552,766	75,436,000
Money Market	31,631,977	12,210,394	6,564,972	3,439	37,277,398
Neuberger Berman Core Bond	141,983,061	81,447,762	151,319,158	446,890	79,085,235
Neuberger Berman Mid-Cap Growth	34,298,207	18,015,501	13,823,334	—	42,556,675

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Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Capital Growth Asset Allocation (continued)
Parametric Emerging Markets Equity	$125,884,812	$83,114,679	$43,869,159	$4,667,160	$184,058,739
PIMCO Limited Maturity Bond	29,761,293	41,135,618	21,512,678	1,789,356	49,596,044
PIMCO Total Return Bond	493,825,336	291,206,929	370,514,553	18,913,074	443,281,769
Prudential Core Bond	284,257,816	396,709,299	165,278,316	1,324,700	537,086,111
Small-Cap Growth	43,771,218	59,808,195	25,047,230	—	83,329,054
Small-Cap Value	52,243,953	74,516,166	30,797,101	403,032	106,437,998
T. Rowe Price Equity Income	—	832,475,219	144,847,485	970,096	730,966,030
T. Rowe Price Global Bond	843,076	36,508	—	36,508	887,149
T. Rowe Price Large-Cap Growth	460,131,549	228,691,798	304,832,254	—	460,586,988
T. Rowe Price Natural Resources	36,341,093	27,997,359	11,890,700	213,080	53,106,666
Western Asset Core Plus Bond	281,729,483	178,428,250	178,853,316	19,999,034	284,862,962
Western Asset Emerging Markets Debt	—	66,335,821	6,270,000	—	62,805,628

	$6,219,005,964	$5,301,442,283	$3,950,411,395	$110,752,830	$8,353,142,551

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
Horizon Moderate Asset Allocation
BlackRock Value	$81,709,758	$51,286,037	$94,153,243	$1,110,666	$45,012,334
Federated Aggressive Growth	17,433,026	7,539,254	4,006,771	—	24,520,737
Goldman Sachs Concentrated Growth	31,369,682	30,990,305	9,790,795	90,231	58,977,468
Goldman Sachs Large-Cap Value	25,936,280	23,223,473	9,792,514	367,514	44,797,368
Goldman Sachs Mid-Cap Growth	3,703,373	2,104,952	1,211,232	479,294	4,820,346
Goldman Sachs Small-Cap Value	7,326,298	8,517,797	2,254,415	70,200	15,064,464
International Growth	106,853,794	102,767,194	68,827,124	1,284,781	163,141,548
International Value	83,329,385	84,861,854	37,041,307	2,673,771	143,307,967
Jennison Large-Cap Growth	74,760,752	32,692,497	42,676,987	—	74,935,744
Jennison Large-Cap Value	38,921,085	58,363,101	14,725,922	233,609	89,854,453
Large-Cap Value	124,305,237	65,704,253	115,425,794	2,245,753	88,584,656
Lord Abbett Core Fixed-Income	64,783,906	28,330,391	16,734,237	2,696,155	77,996,735
Marsico Capital Growth	76,573,460	33,119,306	32,976,987	347,139	84,889,865
MFS Growth	45,893,647	48,550,111	14,686,192	—	88,141,920
MFS Large-Cap Value	—	42,151,403	—	—	43,122,369
Mid-Cap Value	9,016,346	7,048,592	3,028,613	103,450	14,771,205
Money Market	382,194,170	312,473,203	91,139,717	48,557	603,527,656
Neuberger Berman Core Bond	43,148,719	16,655,646	35,156,158	144,638	26,851,953
Neuberger Berman Mid-Cap Growth	5,352,227	2,438,487	1,816,848	—	6,587,281
PIMCO Total Return Bond	150,493,150	63,662,483	75,289,359	6,232,246	147,711,429
Prudential Core Bond	86,401,593	110,802,314	25,069,508	430,478	178,918,301
Small-Cap Growth	20,940,941	11,308,881	6,010,157	—	28,942,133
Small-Cap Value	18,045,667	19,854,311	5,260,303	143,252	36,807,919
T. Rowe Price Equity Income	—	148,647,463	24,518,436	167,829	131,699,986
T. Rowe Price Large-Cap Growth	74,788,262	32,692,497	43,976,987	—	75,401,915
Western Asset Core Plus Bond	86,196,618	40,488,863	32,312,315	6,541,274	95,347,926

	$1,659,477,376	$1,386,274,668	$807,881,921	$25,410,837	$2,393,735,678

B12

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received	Value, End of Period
J.P. Morgan Global Thematic
BlackRock Value	$98,729,933	$64,082,491	$167,961,198	$1,343,534	$—
Federated Aggressive Growth	15,481,168	15,715,863	33,912,286	—	—
Goldman Sachs Concentrated Growth	37,364,913	17,745,602	61,479,919	113,630	—
Goldman Sachs Large-Cap Value	31,361,494	24,065,094	59,475,499	445,408	—
Goldman Sachs Mid-Cap Growth	4,381,868	2,782,505	7,247,050	601,230	—
Goldman Sachs Small-Cap Value	8,300,686	12,879,040	22,001,818	85,994	—
International Growth	77,277,434	90,888,337	174,775,481	1,000,369	—
International Value	66,679,448	64,400,286	132,376,208	2,057,178	—
Jennison Large-Cap Growth	89,135,316	44,079,929	145,269,379	—	—
Jennison Large-Cap Value	46,767,273	61,920,325	111,933,145	280,744	—
Large-Cap Value	149,907,263	72,511,129	235,559,911	2,711,448	—
Lord Abbett Core Fixed-Income	24,386,674	18,925,538	43,398,792	1,112,528	—
Marsico Capital Growth	91,265,557	44,517,634	145,869,651	437,705	—
MFS Growth.	54,733,013	26,447,957	89,041,436	—	—
Mid-Cap Value	10,808,255	7,305,647	19,411,722	124,301	—
Money Market	181,510,539	185,190,093	366,700,632	23,786	—
Neuberger Berman Core Bond	16,244,996	11,935,005	28,756,016	59,665	—
Neuberger Berman Mid-Cap Growth	6,338,111	3,271,912	10,270,143	—	—
PIMCO Total Return Bond	56,660,242	44,134,748	102,555,731	2,571,061	—
Prudential Core Bond	32,526,673	23,928,227	58,145,377	177,548	—
Small-Cap Growth	19,541,281	23,573,794	44,761,960	—	—
Small-Cap Value	19,870,170	30,022,153	51,905,007	171,711	—
T. Rowe Price Equity Income	—	166,417,441	170,659,665	203,345	—
T. Rowe Price Large-Cap Growth	89,190,442	44,079,929	147,339,279	—	—
Western Asset Core Plus Bond	32,453,067	26,449,373	58,509,400	2,698,694	—

	$1,260,915,816	$1,127,270,052	$2,489,316,705	$16,219,879	$—

Written options transactions, during the year ended December 31, 2012, were as follows:

	Academic Strategies		Franklin Templeton Founding Funds Allocation
	Number of Contracts/Swaps Notional Amount	Premium	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of period*	689,004,000	$3,402,324	—	$—
Written options	196,752,200	18,049,088	650	163,814
Expired options	(440,770,200)	(6,678,325)	(358)	(56,951)
Closed options	(350,158,000)	(12,989,384)	(292)	(106,863)

Balance at end of period	94,828,000	$1,783,703	—	$—

	Investment Grade Bond
	Number of Contracts/Swaps Notional Amount	Premium
Balance at beginning of year	—	$—
Written options	1,457	209,112
Expired options	—	—
Closed options	(1,457)	(209,112)

Balance at end of year.	—	$—

*	Franklin Templeton Founding Funds Allocation commenced operations on April 30, 2012.

B13

6.	Tax Information

All Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Portfolios’ financial statements for the current reporting period. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7.	Line of Credit

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were parties to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

	Average Balance Outstanding During the Period	Average Interest Rate	Number of Days Balance Outstanding During the Period	Outstanding Balance at December 31, 2012
Academic Strategies	$1,287,000	1.47%	28	—
FI Pyramis® Asset Allocation	160,000	1.46%	1	—
Horizon Moderate Asset Allocation	14,006,964	1.48%	28	—
Investment Grade Bond	64,083,216	1.50%	37	—
J.P. Morgan Global Thematic	21,927,650	1.49%	20	—
The amount of interest shown in the Statement of Operations on temporary overdrawn balances paid to the custodian during the year ended December 31, 2012 was based on the following:

	Average Balance	Average Interest Rate
Investment Grade Bond	$4,062,370	2.13%

8.	Capital

The Declaration of Trust permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9.	In-Kind Subscriptions

During the year ended December 31, 2012, Academic Strategies and Franklin Templeton Founding Funds Allocation each had a subscription into its Portfolio by receipt of in-kind securities. The in-kind subscription amounts were $334,875,095 and $2,437,937,443, respectively.

10.	Ownership

As of December 31, 2012, substantially all shares of each Portfolio were owned of record by PALAC, Pruco Life Arizona, PLNJ and PICA on behalf of the owners of the variable insurance products issued by each of these entities.

B14

11.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

B15

Financial Highlights

	AST Academic Strategies Asset Allocation Portfolio
	Year Ended December 31,
	2012(c)		2011		2010(c)		2009(c)		2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.27		$10.61		$9.57		$7.89		$12.18

Income (Loss) From Investment Operations:
Net investment income	0.10		0.11		0.08		0.12		0.19
Net realized and unrealized gain (loss) on investments	1.18		(0.39)		1.05		1.77		(3.92)

Total from investment operations	1.28		(0.28)		1.13		1.89		(3.73)

Less Distributions:	(0.12)		(0.06)		(0.09)		(0.21)		(0.56)

Net Asset Value, end of year	$11.43		$10.27		$10.61		$9.57		$7.89

Total Return(a)	12.57%		(2.66)%		11.96%		24.36%		(31.89)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,588.6		$5,973.4		$6,689.5		$4,712.0		$2,623.3
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.91	%(d)	0.77	%(d)	0.70	%(d)	0.75	%(d)	0.38	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.92	%(d)	0.85	%(d)	0.82	%(d)	0.82	%(d)	0.40	%(d)
Net investment income	0.87%		1.03%		0.76%		1.44%		1.85%
Portfolio turnover rate	102%		106%		75%		78%		158%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests. (c) Calculated based on average shares outstanding during the year.

(d)	Includes dividend expense and broker fees and expenses on short sales of 0.14%, 0.06%, 0.04%, 0.02% and 0.01% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, respectively.

	AST Capital Growth Asset Allocation Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.14	$10.44	$9.32	$7.59	$12.44

Income (Loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.09	0.19
Net realized and unrealized gain (loss) on investments	1.29	(0.35)	1.18	1.81	(4.32)

Total from investment operations	1.38	(0.25)	1.23	1.90	(4.13)

Less Distributions:	(0.10)	(0.05)	(0.11)	(0.17)	(0.72)

Net Asset Value, end of year	$11.42	$10.14	$10.44	$9.32	$7.59

Total Return(a)	13.73%	(2.43)%	13.37%	25.33%	(34.94)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$8,807.9	$6,556.1	$8,024.8	$5,833.3	$3,045.4
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.15%	0.16%	0.16%	0.17%	0.16%
Expenses Before Waivers and/or Expense Reimbursement	0.16%	0.16%	0.16%	0.17%	0.16%
Net investment income	0.86%	0.85%	0.60%	1.72%	1.51%
Portfolio turnover rate	51%	69%	47%	31%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	AST FI Pyramis® Asset Allocation Portfolio
	Year Ended December 31,
	2012(c)		2011		2010(c)		2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.35		$9.93		$8.80		$7.29	$10.03

Income (Loss) From Investment Operations:
Net investment income	0.11		0.06		0.04		0.08	0.12
Net realized and unrealized gain (loss) on investments	1.16		(0.29)		1.13		1.46	(2.85)

Total from investment operations	1.27		(0.23)		1.17		1.54	(2.73)

Less Distributions:	(0.06)		(0.35)		(0.04)		(0.03)	(0.01)

Net Asset Value, end of year	$10.56		$9.35		$9.93		$8.80	$7.29

Total Return(a)	13.64%		(2.47)%		13.32%		21.23%	(27.27)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,804.4		$928.2		$785.7		$346.4	$57.8
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.26	%(d)	1.32	%(d)	1.21	%(d)	0.37%	0.41	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.34	%(d)	1.33	%(d)	1.22	%(d)	0.38%	0.59	%(e)
Net investment income	1.07%		0.73%		0.44%		0.96%	1.38%
Portfolio turnover rate	217%		275%		334%		190%	347%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	The expense ratio includes dividend expense and broker fees and expenses on short sales of 0.30%, 0.28% and 0.18% for the years ended December 31, 2012, 2011 and 2010, respectively.

(e)	Includes loan interest expense of 0.01%.

	AST Franklin Templeton Founding Funds Allocation Portfolio
	April 30, 2012(c) through December 31, 2012(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.00

Income (Loss) From Investment Operations:
Net investment income	0.09
Net realized and unrealized gain (loss) on investments	0.78

Total from investment operations	0.87

Net Asset Value, end of period	$10.87

Total Return(a)	8.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3,845.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.07	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.10	%(e)
Net investment income	1.32	%(e)
Portfolio turnover rate	21	%(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period.

(e)	Annualized.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	AST Horizon Moderate Asset Allocation Portfolio
	Year Ended December 31,
	2012	2011	2010(c)	2009(c)	2008(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.96	$10.55	$9.50	$7.72	$10.20

Income (Loss) From Investment Operations:
Net investment income	0.06	0.07	0.07	0.13	0.14
Net realized and unrealized gain (loss) on investments	0.93	(0.12)	1.03	1.67	(2.61)

Total from investment operations	0.99	(0.05)	1.10	1.80	(2.47)

Less Distributions:	(0.36)	(0.54)	(0.05)	(0.02)	(0.01)

Net Asset Value, end of year	$10.59	$9.96	$10.55	$9.50	$7.72

Total Return(a)	10.13%	(0.51)%	11.60%	23.38%	(24.27)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,613.2	$1,820.9	$1,666.9	$804.1	$100.1
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement.	0.23%	0.25%	0.26%	0.32%	0.41	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.31%	0.32%	0.32%	0.34%	0.58	%(d)
Net investment income	0.68%	0.73%	0.73%	1.41%	1.60%
Portfolio turnover rate	37%	105%	63%	31%	145%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based on average shares outstanding during the year.

(d)	Includes loan interest expense of 0.01%.

	AST Investment Grade Bond Portfolio
	Year Ended December 31,				January 28, 2008(c) through December 31, 2008(d)
	2012(d)	2011(d)	2010(d)	2009(d)
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.12	$11.81	$11.82	$10.90	$10.00

Income From Investment Operations:
Net investment income	0.13	0.11	0.36	0.47	0.30
Net realized and unrealized gain on investments	0.44	0.89	0.85	0.74	0.60

Total from investment operations	0.57	1.00	1.21	1.21	0.90

Less Distributions:	(0.09)	(6.69)	(1.22)	(0.29)	—

Net Asset Value, end of period	$6.60	$6.12	$11.81	$11.82	$10.90

Total Return(a)	9.40%	12.44%	10.72%	11.40%	9.00%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5,565.5	$13,122.3	$573.1	$1,080.5	$2,837.2
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.72%	0.71%	0.77%	0.75%	0.75	%(e)
Expenses Before Waivers and/or Expense Reimbursement	0.76%	0.75%	0.79%	0.77%	0.75	%(e)
Net investment income	2.07%	1.85%	3.03%	4.22%	3.32	%(e)
Portfolio turnover rate(f)	914%	744%	766%	630%	796	%(g)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying fund in which the Portfolio invests.

(c)	Commencement of operations.

(d)	Calculated based on average shares outstanding during the period. (e) Annualized.

(f)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate. (g) Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	AST J.P. Morgan Global Thematic Portfolio
	Year Ended December 31,
	2012(c)	2011	2010(c)	2009(c)	2008
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.64	$10.12	$8.92	$7.07	$10.21

Income (Loss) From Investment Operations:
Net investment income	0.11	0.05	0.05	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.19	(0.10)	1.18	1.80	(3.17)

Total from investment operations	1.30	(0.05)	1.23	1.88	(3.13)

Less Distributions:	(0.13)	(0.43)	(0.03)	(0.03)	(0.01)

Net Asset Value, end of year	$10.81	$9.64	$10.12	$8.92	$7.07

Total Return(a)	13.58%	(0.57)%	13.82%	26.67%	(30.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,288.4	$1,378.5	$1,280.7	$552.0	$54.5
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.58%	0.26%	0.29%	0.35%	0.41	%(d)
Expenses Before Waivers and/or Expense Reimbursement	0.64%	0.32%	0.33%	0.36%	0.65	%(d)
Net investment income	1.05%	0.60%	0.58%	0.98%	1.90%
Portfolio turnover rate	178%	131%	93%	40%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests. (c) Calculated based on average shares outstanding during the year.

(d)	Includes loan interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

ADVANCED SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of the AST Academic Strategies Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST FI Pyramis® Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Allocation Portfolio, AST Horizon Moderate Asset Allocation Portfolio, AST Investment Grade Bond Portfolio, AST J.P. Morgan Global Thematic Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of the Advanced Series Trust, including the schedules of investments, as of December 31, 2012, and the related statements of operations for the year or period then ended, and the changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent and broker or by other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2013

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940.

Independent Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (45) No. of Portfolios Overseen: 92	Vice Chairman (since 2013), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Chairman of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None.
Sherry S. Barrat (63) No. of Portfolios Overseen: 92	Formerly, Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly, President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly, Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly, President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (formerly, FPL Group, Inc.).
Kay Ryan Booth (62) No. of Portfolios Overseen: 92	Managing Director of Cappello Waterfield & Co. LLC (since 2011); formerly, Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly, Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly, Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.
Delayne Dedrick Gold (74) No. of Portfolios Overseen: 92	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None.
W. Scott McDonald, Jr., Ph.D. (75) No. of Portfolios Overseen: 92	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None.
Thomas T. Mooney (71) No. of Portfolios Overseen: 92	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.
Thomas M. O’Brien (62) No. of Portfolios Overseen: 92	Director, The BankUnited (NYSE: BKU) (since May 2012); Consultant, Valley National Bancorp, Inc. and Valley National Bank (since January 2012); Formerly President and COO (November 2006-December 2011) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006 – January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (77) No. of Portfolios Overseen: 92	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

E1

Interested Trustees(1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robert F. O’Donnell (44) No. of Portfolios Overseen: 92	President of Prudential Annuities (since April 2012); Senior Vice President, Head of Product, Investment Management & Marketing for Prudential Annuities (October 2008-April 2012); Senior Vice President, Head of Product (July 2004-October 2008)	None.
Robert F. Gunia (66) No. of Portfolios Overseen: 92	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (47) Number of Portfolios Overseen: 92	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Sherry S. Barrat, 2013; Kay Ryan Booth, 2013; Timothy S. Cronin, 2009; Delayne Dedrick Gold, 2003; Robert F. Gunia, 2003; W. Scott McDonald, Jr., 2003; Thomas T. Mooney, 2003; Thomas M. O’Brien, 1992; Robert F. O’Donnell, 2012; F. Don Schwartz, 1992.

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (54) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of PI; Associate at Ropes & Gray (2008-2012).
Valerie M. Simpson (53) Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009 ).
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

E2

Fund Officers(a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (56) Assistant Treasurer	Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. O’Donnell and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows: Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 2003; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006; Richard W. Kinville, 2011.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert O’Donnell and Timothy Cronin are Interested Trustees because they are employed by an affiliate of the Manager of the Fund. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Global Short Duration High Yield Fund, Inc.

E3

Approval of Advisory Agreements

Board Consideration of New Subadvisory Agreements: AST Academic Strategies Asset Allocation Portfolio

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (the Trust) considered a proposed subadvisory agreement between Prudential Investments LLC (PI) and Western Asset Management Company (WAMCO), and a proposed subadvisory agreement between PI and Western Asset Management Company Limited (together with WAMCO, the Subadvisers). These two subadvisory agreements (the Subadvisory Agreements) relate to the appointment of the Subadvisers to replace Pacific Investment Management Company LLC (PIMCO) as the new subadvisers to the emerging markets debt sleeve (the EMD Sleeve) of the AST Academic Strategies Asset Allocation Portfolio (the Portfolio). The Board, including all of the Independent Trustees, met on November 12-14, 2012 and approved the Subadvisory Agreements for an initial two year period, after concluding that approval of the Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Subadvisory Agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Subadvisory Agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Subadvisers; comparable performance information; the fees paid by the Portfolio to PI and AST Investment Services, Inc. (collectively, the Manager); the fees paid by the Manager to the Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and the Subadvisers at or in advance of the meetings on November 12-14, 2012. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Subadvisory Agreements with respect to the Portfolio.

The Board determined that the overall arrangements among the Manager and the Subadvisers are appropriate in light of the services to be performed and the fee arrangement under the Subadvisory Agreements and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by PIMCO under the current subadvisory agreement and those that would be provided by the Subadvisers under the proposed Subadvisory Agreements, noting that the nature and extent of services under the existing and new agreements were generally similar in that PIMCO and the Subadvisers were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of the Subadvisers. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Subadvisers. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to the Subadvisers. The Board also considered the Subadvisers’ experience and reputation in managing other portfolios of the Trust.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about the Subadvisers, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Subadvisers.

Performance

The Board received and considered information regarding the Subadvisers’ investment performance in funds and accounts that use investment strategies similar to the one to be used by the Subadvisers for the Portfolio. The Board concluded that it was satisfied with the performance record of the Subadvisers.

Fee Rates

The Board considered the proposed subadvisory fee rates payable by the Manager to the Subadvisers under the proposed Subadvisory Agreements. Based on the recent asset levels for the Portfolio, the Board noted that the effective subadvisory fee rate to be paid to the Subadvisers under the proposed subadvisory arrangements is lower than the effective subadvisory fees rate paid to PIMCO under the current subadvisory arrangements. The Board also noted that the Manager pays the subadvisory fees, and therefore any change in the proposed subadvisory fee rates would not have any impact on the amount of fees paid by the Portfolio. The Board indicated that the net investment management fees to be retained by the Manager under the proposed subadvisory arrangements would be reviewed in connection with future annual reviews the Trust’s advisory agreements. Overall, the Board concluded that the proposed subadvisory fee rates under the Subadvisory Agreements were reasonable.

Profitability

Because the engagement of the Subadvisers is new, there is no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. As a result, the Board did not consider this factor. The Board noted that it would consider the profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio contained breakpoints that reduce the fee rate on assets above specified levels. The Board also noted that it would consider economies of scale in connection with the annual approval review of advisory agreements.

Other Benefits to the Subadvisers or their Affiliates

The Board considered potential “fall out” or ancillary benefits anticipated to be received by the Subadvisers and their affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

Conclusion

After full consideration of these factors, the Board concluded that approving the Subadvisory Agreements was in the best interests of the Portfolio and its beneficial shareholders.

Board Consideration of New Sub-Subadvisory Agreement: AST J.P. Morgan Global Thematic Portfolio

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (the Trust) considered the proposed sub-subadvisory agreement (the Sub-Subadvisory Agreement) with Security Capital Research & Management Incorporated (Security Capital or the Sub-Subadviser), an affiliate of J.P. Morgan Investment Management Inc. (J.P. Morgan), with respect to the AST J.P. Morgan Global Thematic Portfolio (the Portfolio). The Board, including all of the Independent Trustees, met on September 24-26, 2012 and approved the Sub-Subadvisory Agreement for an initial two year period, after concluding that approval of the Sub-Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the meeting, the Board requested and received materials relating to the Sub-Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the Sub-Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the Sub-Subadviser; comparable performance information; the fees paid by the Portfolio to Prudential Investments LLC and AST Investment Services, Inc. (collectively, the Manager), by the Manager to J.P. Morgan, the Subadviser under the subadvisory agreement, and the fee arrangement between J.P. Morgan and the Sub-Subadviser; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Sub-Subadviser. In connection with its deliberations, the Board considered information provided by the Manager and the Sub-Subadviser at or in advance of the meetings on September 24-26, 2012. In its deliberations, the Board did not identify any single factor which alone was responsible for the Board’s decision to approve the Sub-Subadvisory Agreement with respect to the Portfolio.

The Board determined that the overall arrangements among the Manager, J.P. Morgan and the Sub-Subadviser, which will serve as the Portfolio’s sub-subadviser pursuant to the terms of the Sub-Subadvisory Agreement, are appropriate in light of the services to be performed and the fee arrangement under the Sub-Subadvisory Agreement and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s reaching its determinations to approve the Sub-Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by J.P. Morgan, the Portfolio’s existing subadviser, and those that would be provided by the Sub-Subadviser under the Sub-Subadvisory Agreement, noting that the nature and extent of services under the Sub-Subadvisory Agreement required the Sub-Subadviser to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio managers of the Sub-Subadviser. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to Sub-Subadviser. The Board noted that it received favorable compliance reports from the Trust’s Chief Compliance Officer as to the Sub-Subadviser. The Board also considered the Sub-Subadviser’s experience and reputation in managing other funds and accounts with similar investment objectives and strategies.

The Board concluded that, based on the nature of the proposed services to be rendered and the background information that it reviewed about the Sub-Subadviser, it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the Sub-Subadviser.

Performance

The Board received and considered information regarding the Sub-Subadviser’s investment performance in funds and accounts that use investment strategies similar to the one to be used by the Sub-Subadviser for the Portfolio. The Board concluded that it was satisfied with the performance record of the Sub-Subadviser.

Fee Rates

The Board considered the fee rates payable by the Manager to J.P. Morgan under the subadvisory agreement, and the proposed fee arrangement between J.P. Morgan and the Sub-Subadviser under the Sub-Subadvisory Agreement. The Board noted that J.P. Morgan will be responsible to pay fees to the Sub-Subadviser and that there will be no increase in the fees and expenses of the Portfolio or the fees paid by the Manager to J.P. Morgan.

Profitability

Because the engagement of the Sub-Subadviser is new, there is no historical profitability information with respect to the proposed sub-subadvisory arrangement. As a result, the Board did not consider this factor. The Board noted that it would consider the profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

Because J.P. Morgan will be responsible to pay fees to the Sub-Subadviser and because there will be no increase in the fees and expenses of the Portfolio or the fees paid by the Manager to J.P. Morgan, the Board did not consider this factor. The Board noted that it would consider economies of scale in connection with future annual reviews of advisory agreements.

Other Benefits to the Sub-Subadviser or its Affiliates

The Board considered potential “fall out” or ancillary benefits anticipated to be received by the Sub-Subadviser and its affiliates in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the Sub-Subadviser included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of advisory agreements.

***

Conclusion

After full consideration of these factors, the Board concluded that approving the Sub-Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

PROXY VOTING RESULTS (Unaudited)

At a special meeting of shareholders held on July 2, 2012 shareholders of the Advanced Series Trust approved the following proposal:

1.	To approve an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc. by the AST Horizon Growth Asset Allocation Portfolio (now known as the AST J.P. Morgan Global Thematic Portfolio) in connection with the implementation of a new investment strategy for the Portfolio.

	No. of Shares	% of Outstanding Shares
Affirmative	98,553,033.85	51.280%
Against	82,326,577.255	42.837%
Abstain	11,306,595.287	5.883%

This report must be preceded or accompanied by the current prospectuses for the Advanced Series Trust (the “Trust”) portfolios and the applicable variable annuity contract. The prospectuses contain information on the contract and the investment objectives, risks, charges and expenses of the portfolios, and should be read carefully.

A description of the Trust’s proxy voting policies and procedures is available, without charge, upon request. You should call (888)778-2888 to obtain descriptions of the Trust’s proxy voting policies and procedures. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the Commission) at www.sec.gov and on the Trust’s website at www.prudential.com/variableinsuranceportfolios.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call (800)SEC-0330. Form N-Q is also available on the Trust’s website or by calling the telephone number referenced above.

The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and is available without charge upon request by calling (888)778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your variable annuity prospectus to determine which portfolios are available to you.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

All are Prudential Financial companies, and each is solely responsible for its financial condition and contractual obligations.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777	PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793

The Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available upon request. You may call (888)778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

Prudential Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

023749-00001-00    AST-AR-D-ANNUITY

Item 2 –	Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 –   Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended December 31, 2012 and December 31, 2011, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $2,274,000 and $1,889,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended December 31, 2012. During the fiscal year ended December 31, 2011 KPMG billed the Registrant $9,250 for professional services rendered in connection with the evaluation of certain United States federal tax issues attendant to the April 29, 2011 merger of The Prudential Series Fund – SP Growth Asset Allocation Portfolio into Advanced Series Trust – AST BlackRock Global Strategies Portfolio.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2012 and 2011. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2012 and 2011 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	– Audit Committee of Listed Registrants – Not applicable.

Item 6	– Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	– Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	– Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	– Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	– Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Advanced Series Trust

By:	/s/ Deborah A. Docs
Deborah A. Docs Secretary

Date:	February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert F. O’Donnell
Robert F. O’Donnell
President and Principal Executive Officer

Date:	February 21, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	February 21, 2013